SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT (NO. 33-73824)

UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.

Post-Effective Amendment No. 106

and

REGISTRATION STATEMENT

UNDER THE INVESTMENT COMPANY ACT OF 1940

Investment Company Act File No. 811-8274

Amendment No. 109

MASSMUTUAL SELECT FUNDS

(Exact Name of Registrant as Specified in Declaration of Trust)

100 Bright Meadow Blvd.

Enfield, CT 06082-1981

(860) 562-1000

Name and Address of Agent for Service

Andrew M. Goldberg, Esq.

Vice President, Secretary, and Chief Legal Officer

MassMutual Select Funds

100 Bright Meadow Blvd.

Enfield, CT 06082-1981

Copy to:

Timothy W. Diggins, Esq.

Ropes & Gray LLP

The Prudential Tower

800 Boylston Street

Boston, MA 02199-3600

It is proposed that this filing become effective on February 1, 2020 pursuant to paragraph (b) of rule 485.

TO THE SECURITIES AND EXCHANGE COMMISSION:

Registrant submits this Post-Effective Amendment No. 106 to its Registration Statement No. 33-73824 under the Securities Act of 1933, as amended (the “1933 Act”) and this Amendment No. 109 to its Registration Statement No. 811-8274 under the Investment Company Act of 1940, as amended (the “1940 Act”). This Post-Effective Amendment relates to each series of the Registrant.

MASSMUTUAL SELECT FUNDS
This Prospectus describes the following Funds:
Fund Name	Class I	Class R5	Service Class	Administrative Class	Class A	Class R4	Class R3
MassMutual Select Total Return Bond Fund	MSPZX	MSPSX	MSPHX	MSPLX	MPTRX	MSPGX	MSPNX
MassMutual Select Strategic Bond Fund	MSBZX	MBSSX	MBSYX	MSBLX	MSBAX	MSBRX	MSBNX
MassMutual Select BlackRock Global Allocation Fund	MGJIX	MGSSX	MGSYX	MGSLX	MGJAX	MGJFX	MGJRX
MassMutual Select Diversified Value Fund	MDDIX	MDVSX	MDVYX	MDDLX	MDDAX	MDDRX	MDVNX
MassMutual Select Fundamental Value Fund	MFUZX	MVUSX	MFUYX	MFULX	MFUAX	MFUFX	MFUNX
MM S&P 500® Index Fund	MMIZX	MIEZX	MMIEX	MIEYX	MMFFX	MIEAX	MMINX
MassMutual Select Equity Opportunities Fund	MFVZX	MFVSX	MMFYX	MMFVX	MFVAX	MFVFX	MFVNX
MassMutual Select Fundamental Growth Fund	MOTZX	MOTCX	MOTYX	MOTLX	MOTAX	MFGFX	MOTNX
MassMutual Select Blue Chip Growth Fund	MBCZX	MBCSX	MBCYX	MBCLX	MBCGX	MBGFX	MBCNX
MassMutual Select Growth Opportunities Fund	MMAZX	MGRSX	MAGYX	MAGLX	MMAAX	MMGFX	MMANX
MassMutual Select Mid-Cap Value Fund	MLUZX	MLUSX	MLUYX	MLULX	MLUAX	MLUFX	MLUNX
MassMutual Select Small Cap Value Equity Fund	MMQIX	MMQSX	MMQYX	MMQLX	MMQAX	MMQFX	MMQTX
MassMutual Select Small Company Value Fund	MSVZX	MSVSX	MMVYX	MMYLX	MMYAX	MMVFX	MSVNX
MM S&P® Mid Cap Index Fund	MDKZX	MDKIX	MDKSX	MDKYX	MDKAX	MDKFX	MDKTX
MM Russell 2000® Small Cap Index Fund	MCJZX	MCJIX	MCJSX	MCJYX	MCJAX	MCJFX	MCJTX
MassMutual Select Mid Cap Growth Fund	MEFZX	MGRFX	MEFYX	MMELX	MEFAX	MEFFX	MEFNX
MassMutual Select Small Cap Growth Equity Fund	MSGZX	MSGSX	MSCYX	MSGLX	MMGEX	MSERX	MSGNX
MM MSCI EAFE® International Index Fund	MKRZX	MKRIX	MKRSX	MKRYX	MKRAX	MKRFX	MKRTX
MassMutual Select Overseas Fund	MOSZX	MOSSX	MOSYX	MOSLX	MOSAX	MOSFX	MOSNX
MassMutual Select T. Rowe Price International Equity Fund	MMIUX

Important Notice: Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund (or from your financial intermediary, such as a broker-dealer, bank, or retirement plan recordkeeper). Instead, the reports will be made available on the Fund’s website (http://www.massmutual.com/funds), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you would like to receive shareholder reports and other communications electronically from the Fund and are either a direct investor in the Fund or MassMutual serves as your retirement plan recordkeeper, please call (800) 767-1000 extension 43012 or send your request to enroll to RSProspectusFulfillment@massmutual.com. If you have invested in the Fund through another financial intermediary (such as a broker-dealer, bank, or retirement plan recordkeeper), you can request electronic delivery by contacting that financial intermediary.
Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest directly with the MassMutual Funds or MassMutual serves as your retirement plan recordkeeper, you can call (800) 767-1000 extension 43012 or send an email request to RSProspectusFulfillment@massmutual.com to inform the Funds or MassMutual that you wish to continue receiving paper copies of your shareholder reports. If you invest through a financial intermediary other than MassMutual, you can contact that financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the fund complex if you invest directly with a Fund.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any statement to the contrary is a crime.
PROSPECTUS
February 1, 2020
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MassMutual Select Total Return Bond Fund
INVESTMENT OBJECTIVE
This Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class beginning on page 144 of the Fund’s Prospectus or from your financial professional.
Shareholder Fees (fees paid directly from your investment)
	Class I	Class R5	Service Class	Adminis- trative Class	Class A	Class R4	Class R3
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	None	4.25%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class R5	Service Class	Adminis- trative Class	Class A	Class R4	Class R3
Management Fees	.30%	.30%	.30%	.30%	.30%	.30%	.30%
Distribution and Service (Rule 12b-1) Fees	None	None	None	None	.25%	.25%	.50%
Other Expenses	.06%	.16%	.26%	.36%	.36%	.26%	.26%
Total Annual Fund Operating Expenses	.36%	.46%	.56%	.66%	.91%	.81%	1.06%
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I	$37	$116	$202	$456
Class R5	$47	$148	$258	$579
Service Class	$57	$179	$313	$701
Administrative Class	$67	$211	$368	$822
Class A	$514	$703	$907	$1,497
Class R4	$83	$259	$450	$1,002
Class R3	$108	$337	$585	$1,294
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 217% of the average value of its portfolio.
INVESTMENTS, RISKS, AND PERFORMANCE
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a diversified portfolio of investment grade fixed income securities (rated Baa3 or higher by Moody’s, BBB- or higher by Standard & Poor’s, BBB- or higher by Fitch, or A-2 by S&P, P-2 by Moody’s, or F-2 by Fitch for short-term debt obligations, or, if unrated, determined by the Fund’s subadviser, Metropolitan West Asset Management, LLC (“MetWest”), to be of comparable quality). These typically include bonds, notes, collateralized bond obligations, collateralized debt obligations, mortgage-related and asset-backed securities, municipal securities, private placements, and securities subject to legal restrictions on resale pursuant to Rule 144A. These investments may have interest rates that are fixed, variable, or floating. The Fund invests in securities of varying maturities issued by domestic and foreign corporations and governments (and their agencies and instrumentalities). MetWest focuses the Fund’s portfolio holdings in areas of the bond market (based on quality, sector, coupon, or

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maturity) that the subadviser believes to be relatively undervalued.
The Fund may invest up to 20% of its net assets in below investment grade debt securities (“junk” or “high yield” bonds), including securities in default and bank loans. In the event that a security is downgraded after its purchase by the Fund, the Fund may continue to hold the security if MetWest considers doing so would be consistent with the Fund’s investment objective.
The Fund may invest up to 25% of its total assets in foreign securities that are denominated in U.S. dollars. The Fund may also invest up to 15% of its total assets in foreign securities that are not denominated in U.S. dollars and up to 10% of its total assets in emerging market foreign securities.
The Fund may but will not necessarily engage in foreign currency forward transactions to take long or short positions in foreign currencies in order to seek to enhance the Fund’s investment return or to seek to hedge or to attempt to protect against adverse changes in currency exchange rates. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, including options, futures contracts, and swap contracts for hedging or investment purposes as a substitute for investing directly in securities or to adjust various portfolio characteristics, including the duration (interest rate volatility) of the Fund’s portfolio. Use of derivatives by the Fund may create investment leverage.
The Fund may purchase and sell securities on a when-issued, delayed delivery, or forward commitment basis. The Fund may normally short sell up to 25% of the value of its total assets for hedging or investment purposes.
The Fund may also invest in money market securities, including commercial paper. The Fund may enter into repurchase agreement transactions. The Fund may at times have significant exposure to one or more industries or sectors. The Fund may hold a portion of its assets in cash or cash equivalents. The Fund may enter into dollar roll or reverse repurchase agreement transactions.
MetWest intends for the Fund’s portfolio duration to be between two to eight years. The dollar-weighted average maturity of the Fund’s portfolio is expected to range from two to fifteen years. Duration measures the price sensitivity of a bond to changes in interest rates. Duration is the dollar weighted average time to maturity of a bond utilizing the present value of all future cash flows.
MetWest employs a value-oriented fixed income management philosophy with a goal of consistently outperforming the portfolio benchmark while maintaining volatility similar to the benchmark. The investment process is predicated on a long-term economic outlook, which is determined by the investment team on a quarterly basis and is reviewed constantly. Investments are characterized by diversification among the sectors of the fixed income marketplace. The investment management team seeks to achieve the desired outperformance through the measured and disciplined application of five fixed income management strategies which include duration management, yield curve positioning, sector allocation, security selection, and opportunistic execution.
The first three strategies are top-down in orientation and start with a decision of where within the plus-or-minus one year range around the benchmark the duration should be established. Then comes a determination of how the overall average duration is to be effected – with a concentration of intermediate maturity issues or a combination of long- and short-term issues. The relative value decision regarding where to overweight/underweight sectors, including governments, agencies, corporates, mortgages, or asset-backed securities, is dependent on the current market environment. Bottom-up security selection involves the day-to-day fundamental analysis of available bond market opportunities, while execution is characterized by the aggressive and informed negotiation of the prices at which transactions take place.
The Fund expects that it will engage in active and frequent trading and so will typically have a relatively high portfolio turnover rate.
Principal Risks
The following are the Principal Risks of the Fund. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund. Certain risks relating to instruments and strategies used in the management of the Fund are placed first. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Fixed Income Securities Risk The values of fixed income securities typically will decline during

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periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Certain events, such as market or economic developments, regulatory or government actions, natural disasters, terrorist attacks, war, and other geopolitical events can have a dramatic adverse effect on the debt market and the overall liquidity of the market for fixed income securities. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. Fixed income securities are subject to interest rate risk (the risk that the value of a fixed income security will fall when interest rates rise), extension risk (the risk that the average life of a security will be extended through a slowing of principal payments), prepayment risk (the risk that a security will be prepaid and the Fund will be required to reinvest at a less favorable rate), and credit risk.
Bank Loans Risk Many of the risks associated with bank loans are similar to the risks of investing in below investment grade debt securities. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. Senior secured bank loans are typically supported by collateral; however the value of the collateral may be insufficient to cover the amount owed to the Fund, or the Fund may be prevented or delayed from realizing on the collateral. Some loans may be unsecured; unsecured loans generally present a greater risk of loss to the Fund if the issuer defaults. If the Fund relies on a third party to administer a loan, the Fund is subject to the risk that the third party will fail to perform its obligations. In addition, if the Fund holds only a participation interest in a loan made by a third party, the Fund’s receipt of payments on the loan will depend on the third party’s willingness and ability to make those payments to the Fund. The settlement time for certain loans is longer than the settlement time for many other types of investments, and the Fund may not receive the payment for a loan sold by it until well after the sale; that cash would be unavailable for payment of redemption proceeds or for reinvestment. Interests in some bank loans may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Fund believes to be a fair price.
Below Investment Grade Debt Securities Risk Below investment grade debt securities, commonly known as “junk” or “high yield” bonds, have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.
Credit Risk Credit risk is the risk that an issuer, guarantor, or liquidity provider of a fixed income security held by the Fund may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The Fund may also be exposed to the credit risk of its counterparty to repurchase agreements, reverse repurchase agreements, swap transactions, and other derivatives transactions, and to the counterparty’s ability or willingness to perform in accordance with the terms of the transaction. The value of such transactions to the Fund will depend on the willingness and ability of the counterparty to perform its obligations, including among other things the obligation to return collateral or margin to the Fund.
Derivatives Risk Derivatives can be highly volatile and involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect or benefit anticipated. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Many derivatives are traded in the over-the-counter market and not on exchanges.

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Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, industry, political, regulatory, and other conditions. Political, social, diplomatic, and economic developments, U.S. and foreign government action such as the imposition of currency or capital blockages, controls, or tariffs, economic and trade sanctions or embargoes, security suspensions, entering or exiting trade or other intergovernmental agreements, or the expropriation or nationalization of assets in a particular country, can cause dramatic declines in certain or all securities with exposure to that country and other countries. In the event of nationalization, expropriation, or other confiscation, the Fund could lose its entire foreign investment in a particular country. There may be quotas or other limits on the ability of the Fund (or clients of the Fund’s investment adviser or subadviser) to invest or maintain investments in securities of issuers in certain countries. Enforcing legal rights can be more difficult, costly, and limited in certain foreign countries, and can be particularly difficult against foreign governments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by changes in currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates. Frontier markets, a subset of emerging markets, generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to having abrupt changes in currency values, less mature markets and settlement practices, and lower trading volumes that could lead to greater price volatility and illiquidity. Non-U.S. transaction costs, such as brokerage commissions and custody costs may be higher than in the United States. In addition, foreign markets can react differently to market, economic, industry, political, regulatory, and other conditions than the U.S. market.
Mortgage- and Asset-Backed Securities Risk Investments in mortgage- and asset-backed securities subject the Fund to credit risk, interest rate risk, extension risk, and prepayment risk, among other risks. Mortgage-backed and asset-backed securities not issued by a government agency generally involve greater credit risk than securities issued by government agencies. Payment of principal and interest generally depends on the cash flows generated by the underlying assets and the terms of the security. The types of mortgages (for example, residential or commercial mortgages) underlying securities held by the Fund may differ and be affected differently by market factors. Investments that receive only the interest portion or the principal portion of payments on the underlying assets may be highly volatile. Litigation with respect to the representations and warranties given in connection with the issuance of mortgage-backed securities can be an important consideration in investing in such securities, and the outcome of any such litigation could significantly impact the value of the Fund’s mortgage-backed investments.
Short Sales Risk If the Fund sells a security short, it will make money if the security’s price goes down (in an amount greater than any transaction costs) and will lose money if the security’s price goes up. There is no limit on the amount of money the Fund may lose on a short sale. The Fund may not be able to close out a short sale when it might wish to do so, or may only do so at an unfavorable price. Short sales can involve leverage. If the Fund invests the proceeds from short positions in other securities the Fund could lose money both on the short positions and on the securities in which it has invested the short proceeds.
Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.

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Defaulted and Distressed Securities Risk Because the issuer of such securities is in default and is likely to be in distressed financial condition, repayment of defaulted securities and obligations of distressed issuers (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring, or in bankruptcy or insolvency proceedings) is uncertain.
Dollar Roll and Reverse Repurchase Agreement Transaction Risk These transactions generally create leverage and subject the Fund to the credit risk of the counterparty.
Frequent Trading/Portfolio Turnover Risk Portfolio turnover generally involves some expense to the Fund and may result in the realization of taxable capital gains (including short-term gains). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.
Inflation Risk The value of assets or income from the Fund’s investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions.
Leveraging Risk Instruments and transactions, including derivatives, dollar roll, and reverse repurchase agreement transactions, that create leverage may cause the value of an investment in the Fund to be more volatile, could result in larger losses than if they were not used, and tend to compound the effects of other risks.
Liquidity Risk Certain securities may be difficult (or impossible) to sell or certain positions may be difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time. The Fund may not receive the proceeds from the sale of certain investments for an extended period.
Management Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses.
Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.
Repurchase Agreement Risk  These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.
Restricted Securities Risk The Fund may hold securities that are restricted as to resale under the U.S. federal securities laws, such as securities in certain privately held companies. Such securities may be highly illiquid and their values may experience significant volatility. Restricted securities may be difficult to value.
Sector Risk The Fund may allocate more of its assets to particular industries or to particular economic, market, or industry sectors than to others. This could increase the volatility of the Fund’s portfolio, and the Fund’s performance may be more susceptible to developments affecting issuers in those industries or sectors than if the Fund invested more broadly.
Sovereign Debt Obligations Risk Investments in debt securities issued by governments or by government agencies and instrumentalities involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. Many sovereign debt obligations may be rated below investment grade (“junk” or “high yield” bonds). Any restructuring of a sovereign debt obligation held by the Fund will likely have a significant adverse effect on the value of the obligation. In the event of default of sovereign debt, the Fund may be unable to pursue legal action against the sovereign issuer or to realize on collateral securing the debt.
U.S. Government Securities Risk Obligations of certain U.S. Government agencies and instrumentalities are not backed by the full faith and credit of the U.S. Government, and there can

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be no assurance that the U.S. Government would provide financial support to such agencies and instrumentalities.
Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.
When-Issued, Delayed Delivery, TBA, and Forward Commitment Transaction Risk These transactions may create leverage and involve a risk of loss if the value of the securities declines prior to settlement.
Performance Information
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class I shares. The table shows how the Fund’s average annual returns for 1 and 5 years, and since inception, compare with those of a broad measure of market performance. The Fund’s name and investment strategy changed on October 27, 2014. The performance results shown below would not necessarily have been achieved had the Fund’s current investment strategy been in effect for the entire period for which performance results are presented. Performance for Class A shares of the Fund for periods prior to its inception date (04/01/14) is based on the performance of Class R5 shares, adjusted for Class A expenses. Performance for Class A shares of the Fund reflects any applicable sales charge. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.
Annual Performance
Class I Shares
Highest Quarter:	3Q ’12,	3.36%	Lowest Quarter:	2Q ’13,	–3.30%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class I only. After-tax returns for other classes will vary.
Average Annual Total Returns
(for the periods ended December 31, 2019)
		One Year	Five Years	Since Inception (07/06/10)
Class I	Return Before Taxes	9.16%	3.15%	3.55%
	Return After Taxes on Distributions	7.84%	1.78%	2.20%
	Return After Taxes on Distributions and Sales of Fund Shares	5.42%	1.80%	2.20%
Class R5	Return Before Taxes	9.04%	3.06%	3.42%
Service Class	Return Before Taxes	8.91%	2.94%	3.32%
Administrative Class	Return Before Taxes	8.78%	2.85%	3.22%
Class A	Return Before Taxes	4.01%	1.73%	2.38%
Class R4	Return Before Taxes	8.61%	2.71%	3.09%
Class R3	Return Before Taxes	8.40%	2.46%	2.84%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)		8.72%	3.05%	3.39%
MANAGEMENT
Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)
Subadviser(s): Metropolitan West Asset Management, LLC (“MetWest”)
Portfolio Manager(s):
Stephen M. Kane, CFA is a Group Managing Director and a Generalist Portfolio Manager at MetWest. He has managed the Fund since October 2014.
Laird R. Landmann is the President and a Generalist Portfolio Manager at MetWest. He has managed the Fund since October 2014.

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Tad Rivelle is the Chief Investment Officer and a Generalist Portfolio Manager at MetWest. He has managed the Fund since October 2014.
Bryan T. Whalen, CFA is a Group Managing Director and a Generalist Portfolio Manager at MetWest. He has managed the Fund since October 2014.
PURCHASE AND SALE OF FUND SHARES
Shares of the Fund are generally available to retirement plans, other institutional investors, and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone, or internet (available to certain customers).
TAX INFORMATION
The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains, unless you are an investor eligible for preferential tax treatment.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MML Advisers or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

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MassMutual Select Strategic Bond Fund
INVESTMENT OBJECTIVE
This Fund seeks a superior total rate of return by investing in fixed income instruments.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class beginning on page 144 of the Fund’s Prospectus or from your financial professional.
Shareholder Fees (fees paid directly from your investment)
	Class I	Class R5	Service Class	Adminis- trative Class	Class A	Class R4	Class R3
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	None	4.25%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class R5	Service Class	Adminis- trative Class	Class A	Class R4	Class R3
Management Fees	.38%	.38%	.38%	.38%	.38%	.38%	.38%
Distribution and Service (Rule 12b-1) Fees	None	None	None	None	.25%	.25%	.50%
Other Expenses	.11%	.21%	.31%	.41%	.41%	.31%	.31%
Total Annual Fund Operating Expenses	.49%	.59%	.69%	.79%	1.04%	.94%	1.19%
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I	$50	$157	$274	$616
Class R5	$60	$189	$329	$738
Service Class	$70	$221	$384	$859
Administrative Class	$81	$252	$439	$978
Class A	$527	$742	$975	$1,642
Class R4	$96	$300	$520	$1,155
Class R3	$121	$378	$654	$1,443
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 262% of the average value of its portfolio.
INVESTMENTS, RISKS, AND PERFORMANCE
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in U.S. dollar-denominated fixed income securities and other debt instruments of domestic and foreign entities, including corporate bonds, securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities, mortgage-backed securities, and money market instruments. The Fund may invest up to 20% of its total assets in non-U.S. dollar-denominated securities of these entities. The Fund may also invest in emerging markets. The Fund may but will not necessarily engage in foreign currency transactions, including forward contracts, options on currency, futures contracts, and swap contracts, to attempt to seek to hedge or to protect against adverse changes in currency exchange rates. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of additional exchange-traded and over-the-counter derivatives, including futures contracts (for hedging purposes or to adjust various portfolio characteristics, including the duration (interest rate

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volatility) of the Fund’s portfolio); interest rate swaps (for hedging purposes or to adjust various portfolio characteristics, including the duration (interest rate volatility) of the Fund’s portfolio); credit default swaps (for hedging purposes, to earn additional income, or as a substitute for direct investments); and hybrid instruments (as a substitute for direct investments). The Fund may also purchase and sell exchange-traded and over-the-counter options for hedging purposes, to adjust various portfolio characteristics, including the duration (interest rate volatility) of the Fund’s portfolio, or as a substitute for direct investments. Use of derivatives by the Fund may create investment leverage. The Fund may also invest in money market securities, including commercial paper. The Fund may at times have significant exposure to one or more industries or sectors. The Fund may hold a portion of its assets in cash or cash equivalents. The Fund is managed by two subadvisers, each being responsible for a portion of the portfolio, although they may manage different amounts of the Fund’s assets.
The Fund invests primarily in investment grade securities (rated Baa or higher by Moody’s or BBB or higher by Standard & Poor’s, or, if unrated, determined by the subadviser to be of comparable quality), but may invest up to 25% of the portfolio in below investment grade debt securities (“junk” or “high yield” bonds), including securities in default. In the event that a security is downgraded after its purchase by the Fund, the Fund may continue to hold the security if Western Asset Management Company, LLC (“Western Asset”), a subadviser of the Fund, considers that doing so would be consistent with the Fund’s investment objective. Certain fixed income securities in which the Fund may invest pay interest at variable or floating rates. Variable rate securities tend to reset at specified intervals, while floating rate securities may reset upon a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that may produce a leveraging effect; others may also provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change. The Fund may also acquire, and subsequently hold, warrants and other equity interests. The Fund’s effective duration is normally expected to be between three and eight years. If the Fund’s effective duration falls outside of this range, the Fund will take action to bring it within its expected range within a reasonable period of time. Duration measures the price sensitivity of a bond to changes in interest rates. Duration is the dollar weighted average time to maturity of a bond utilizing the present value of all future cash flows. Effective duration measures the price sensitivity of a bond with embedded options to changes in interest rates. It provides a more accurate measure of price volatility when, due to the embedded options, the cash flow characteristics of the bond change as interest rates shift.
Western Asset invests in the fixed income markets seeking to exceed returns of the Fund’s benchmark while approximating benchmark risk. Western Asset focuses on sector allocation, issue selection, duration weighting, and term structure when buying and selling securities for the Fund. Western Asset emphasizes diversification, the use of multiple strategies and identification of long-term trends. The three key factors that determine the allocation decisions for the Fund are: Western Asset’s broad economic outlook, its review of historical yield spreads for debt instruments versus Treasuries, and its evaluation of changes in credit quality and the corresponding impact on prices. Western Asset will determine the portion of the Fund’s assets to be allocated to non-U.S. dollar denominated securities from time to time. Western Asset Management Company Limited (“Western Asset Limited”), an affiliate of Western Asset, has subadvisory responsibility for Western Asset’s non-U.S. dollar denominated investments. Western Asset Limited will select such investments based on its consideration of factors such as relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, and trade and current account balances.
The Fund expects that it will engage in active and frequent trading and so will typically have a relatively high portfolio turnover rate.
Principal Risks
The following are the Principal Risks of the Fund. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund. Certain risks relating to instruments and strategies used in the management of the Fund are placed first. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.

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Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Certain events, such as market or economic developments, regulatory or government actions, natural disasters, terrorist attacks, war, and other geopolitical events can have a dramatic adverse effect on the debt market and the overall liquidity of the market for fixed income securities. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. Fixed income securities are subject to interest rate risk (the risk that the value of a fixed income security will fall when interest rates rise), extension risk (the risk that the average life of a security will be extended through a slowing of principal payments), prepayment risk (the risk that a security will be prepaid and the Fund will be required to reinvest at a less favorable rate), and credit risk.
Below Investment Grade Debt Securities Risk Below investment grade debt securities, commonly known as “junk” or “high yield” bonds, have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.
Credit Risk Credit risk is the risk that an issuer, guarantor, or liquidity provider of a fixed income security held by the Fund may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The Fund may also be exposed to the credit risk of its counterparty to repurchase agreements, reverse repurchase agreements, swap transactions, and other derivatives transactions, and to the counterparty’s ability or willingness to perform in accordance with the terms of the transaction. The value of such transactions to the Fund will depend on the willingness and ability of the counterparty to perform its obligations, including among other things the obligation to return collateral or margin to the Fund.
Derivatives Risk Derivatives can be highly volatile and involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect or benefit anticipated. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Many derivatives are traded in the over-the-counter market and not on exchanges.
Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, industry, political, regulatory, and other conditions. Political, social, diplomatic, and economic developments, U.S. and foreign government action such as the imposition of currency or capital blockages, controls, or tariffs, economic and trade sanctions or embargoes, security suspensions, entering or exiting trade or other intergovernmental agreements, or the expropriation or nationalization of assets in a particular country, can cause dramatic declines in certain or all securities with exposure to that country and other countries. In the event of nationalization, expropriation, or other confiscation, the Fund could lose its entire foreign investment in a particular country. There may be quotas or other limits on the ability of the Fund (or clients of the Fund’s investment adviser or subadviser) to invest or maintain investments in securities of issuers in certain countries. Enforcing legal rights can be more difficult, costly, and limited in certain foreign countries, and can be particularly difficult against foreign governments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by changes in currency exchange rates, exchange control regulations, and restrictions or prohibitions

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on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates. Frontier markets, a subset of emerging markets, generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to having abrupt changes in currency values, less mature markets and settlement practices, and lower trading volumes that could lead to greater price volatility and illiquidity. Non-U.S. transaction costs, such as brokerage commissions and custody costs may be higher than in the United States. In addition, foreign markets can react differently to market, economic, industry, political, regulatory, and other conditions than the U.S. market.
Mortgage- and Asset-Backed Securities Risk Investments in mortgage- and asset-backed securities subject the Fund to credit risk, interest rate risk, extension risk, and prepayment risk, among other risks. Mortgage-backed and asset-backed securities not issued by a government agency generally involve greater credit risk than securities issued by government agencies. Payment of principal and interest generally depends on the cash flows generated by the underlying assets and the terms of the security. The types of mortgages (for example, residential or commercial mortgages) underlying securities held by the Fund may differ and be affected differently by market factors. Investments that receive only the interest portion or the principal portion of payments on the underlying assets may be highly volatile. Litigation with respect to the representations and warranties given in connection with the issuance of mortgage-backed securities can be an important consideration in investing in such securities, and the outcome of any such litigation could significantly impact the value of the Fund’s mortgage-backed investments.
Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.
Defaulted and Distressed Securities Risk Because the issuer of such securities is in default and is likely to be in distressed financial condition, repayment of defaulted securities and obligations of distressed issuers (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring, or in bankruptcy or insolvency proceedings) is uncertain.
Frequent Trading/Portfolio Turnover Risk Portfolio turnover generally involves some expense to the Fund and may result in the realization of taxable capital gains (including short-term gains). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.
Inflation Risk The value of assets or income from the Fund’s investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions.
Leveraging Risk Instruments and transactions, including derivatives, that create leverage may cause the value of an investment in the Fund to be more volatile, could result in larger losses than if they were not used, and tend to compound the effects of other risks.
Liquidity Risk Certain securities may be difficult (or impossible) to sell or certain positions may be difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time. The Fund may not receive the proceeds from the sale of certain investments for an extended period.
Management Risk The Fund relies on the manager’s investment analysis and its selection of

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investments to achieve its investment objective. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses.
Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.
Sector Risk The Fund may allocate more of its assets to particular industries or to particular economic, market, or industry sectors than to others. This could increase the volatility of the Fund’s portfolio, and the Fund’s performance may be more susceptible to developments affecting issuers in those industries or sectors than if the Fund invested more broadly.
Sovereign Debt Obligations Risk Investments in debt securities issued by governments or by government agencies and instrumentalities involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. Many sovereign debt obligations may be rated below investment grade (“junk” or “high yield” bonds). Any restructuring of a sovereign debt obligation held by the Fund will likely have a significant adverse effect on the value of the obligation. In the event of default of sovereign debt, the Fund may be unable to pursue legal action against the sovereign issuer or to realize on collateral securing the debt.
U.S. Government Securities Risk Obligations of certain U.S. Government agencies and instrumentalities are not backed by the full faith and credit of the U.S. Government, and there can be no assurance that the U.S. Government would provide financial support to such agencies and instrumentalities.
Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.
Performance Information
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class R5 shares. The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Performance for Class I and Class R4 shares of the Fund for periods prior to their inception date (04/01/14) is based on the performance of Class R5 shares, adjusted for Class R4 shares to reflect Class R4 expenses. Performance for Class A shares of the Fund reflects any applicable sales charge. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.
Annual Performance
Class R5 Shares
Highest Quarter:	1Q ’19,	4.12%	Lowest Quarter:	2Q ’13,	–3.08%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class R5 only. After-tax returns for other classes will vary.

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Average Annual Total Returns
(for the periods ended December 31, 2019)
		One Year	Five Years	Ten Years
Class R5	Return Before Taxes	12.16%	4.11%	5.07%
	Return After Taxes on Distributions	10.35%	2.84%	3.68%
	Return After Taxes on Distributions and Sales of Fund Shares	7.23%	2.59%	3.35%
Class I	Return Before Taxes	12.31%	4.22%	5.13%
Service Class	Return Before Taxes	12.02%	3.99%	4.98%
Administrative Class	Return Before Taxes	12.00%	3.91%	4.87%
Class A	Return Before Taxes	6.92%	2.74%	4.15%
Class R4	Return Before Taxes	11.80%	3.75%	4.71%
Class R3	Return Before Taxes	11.56%	3.50%	4.38%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)		8.72%	3.05%	3.75%
MANAGEMENT
Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)
Subadviser(s): Western Asset Management Company, LLC (formerly known as Western Asset Management Company) (“Western Asset”)
Western Asset Management Company Limited (“Western Asset Limited”)
Portfolio Manager(s):
John L. Bellows, CFA, PhD is a Portfolio Manager at Western Asset and Western Asset Limited. He has managed the Fund since February 2020.
S. Kenneth Leech is the Chief Investment Officer and a Portfolio Manager at Western
Asset and Western Asset Limited. He has managed the Fund since March 2014.
Mark S. Lindbloom is a Portfolio Manager at Western Asset and Western Asset Limited. He has managed the Fund since December 2005.
Frederick R. Marki, CFA is a Portfolio Manager at Western Asset and Western Asset Limited. He has managed the Fund since February 2020.
Julien A. Scholnick, CFA is a Portfolio Manager at Western Asset and Western Asset Limited. He has managed the Fund since February 2020.
PURCHASE AND SALE OF FUND SHARES
Shares of the Fund are generally available to retirement plans, other institutional investors, and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone, or internet (available to certain customers).
TAX INFORMATION
The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains, unless you are an investor eligible for preferential tax treatment.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MML Advisers or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

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MassMutual Select BlackRock Global Allocation Fund
INVESTMENT OBJECTIVE
The Fund seeks long-term total return.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class beginning on page 144 of the Fund’s Prospectus or from your financial professional.
Shareholder Fees (fees paid directly from your investment)
	Class I	Class R5	Service Class	Adminis- trative Class	Class A	Class R4	Class R3
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	None	5.50%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class R5	Service Class	Adminis- trative Class	Class A	Class R4	Class R3
Management Fees	.78%	.78%	.78%	.78%	.78%	.78%	.78%
Distribution and Service (Rule 12b-1) Fees	None	None	None	None	.25%	.25%	.50%
Other Expenses	.15%	.25%	.35%	.45%	.45%	.35%	.35%
Other Expenses of the Select Cayman Fund	.02%	.02%	.02%	.02%	.02%	.02%	.02%
Remainder of Other Expenses	.13%	.23%	.33%	.43%	.43%	.33%	.33%
Total Annual Fund Operating Expenses	.93%	1.03%	1.13%	1.23%	1.48%	1.38%	1.63%
Expense Reimbursement	(.14%)	(.14%)	(.14%)	(.14%)	(.14%)	(.14%)	(.14%)
Total Annual Fund Operating Expenses after Expense Reimbursement(1)	.79%	.89%	.99%	1.09%	1.34%	1.24%	1.49%
(1)
The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through January 31, 2021, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed .79%, .89%, .99%, 1.09%, 1.34%, 1.24%, and 1.49%

for Classes I, R5, Service, Administrative, A, R4, and R3, respectively. The Total Annual Fund Operating Expenses after Expense Reimbursement shown in the above table may exceed these amounts, because, as noted in the previous sentence, certain fees and expenses are excluded from the cap. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MML Advisers.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I	$81	$282	$501	$1,130
Class R5	$91	$314	$555	$1,247
Service Class	$101	$345	$609	$1,362
Administrative Class	$111	$376	$662	$1,476
Class A	$679	$979	$1,301	$2,210
Class R4	$126	$423	$742	$1,645
Class R3	$152	$501	$873	$1,921
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 174% of the average value of its portfolio.
INVESTMENTS, RISKS, AND PERFORMANCE
Principal Investment Strategies
The Fund seeks to achieve its objective by investing in both equity and debt securities, including money market securities and other short-term debt obligations, of issuers located around the world, including emerging markets, without limitation on

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the percentage of assets the Fund can invest in a particular type of security. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, securities or other investments whose price is linked to the value of common stock, rights, and warrants, of issuers of any size, or type, including growth and value companies. The Fund may buy debt securities of varying maturities, debt securities paying a fixed or floating rate of interest, and debt securities of any kind, including, by way of example, securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, by foreign governments or international agencies or supranational entities, or by domestic or foreign private issuers, mortgage-backed or other asset-backed securities, debt securities convertible into equity securities, inflation-indexed bonds, structured notes, credit-linked notes, loan assignments, and loan participations. Debt securities in which the Fund invests may be investment grade debt securities, meaning that they will be rated at least Baa by Moody’s or BBB by Standard & Poor’s, or if unrated will be considered by the Fund’s subadviser, BlackRock Investment Management, LLC (“BlackRock”), to be of comparable quality, or below investment grade debt securities (“junk” or “high yield” bonds). The Fund may invest up to 35% of its total assets in below investment grade debt securities, corporate loans, and distressed securities. In the event that a security is downgraded after its purchase by BlackRock, BlackRock may continue to hold the security if BlackRock considers that doing so would be consistent with the Fund’s investment objective. BlackRock will invest in “junk” bonds, corporate loans, and distressed securities only when it believes that they will provide an attractive total return, relative to their risk, as compared to higher quality debt securities. BlackRock will invest in distressed securities when BlackRock believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that the Fund will generally achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. The Fund may hold a portion of its assets in cash or cash equivalents.
In making investment decisions, BlackRock tries to identify the long term trends and changes that could benefit particular markets and/or industries relative to other markets and industries. BlackRock will consider a variety of factors when selecting the markets, such as the rate of economic growth, natural resources, capital reinvestment, and the social and political environment. In deciding between equity and debt investments, BlackRock looks at a number of factors, such as the relative opportunity for capital appreciation, capital recovery risk, dividend yields, and the level of interest rates paid on debt securities of different maturities. The Fund may invest in individual securities, baskets of securities, or particular measurements of value or rate, and may consider a variety of factors and systematic inputs. BlackRock may employ derivatives for a variety of reasons, including but not limited to, adjusting its exposures to markets, sectors, asset classes, and securities. As a result, the economic exposure of the Fund to any particular market, sector, or asset class may vary relative to the market value of any particular exposure.
The Fund seeks to reduce volatility by allocating its assets broadly across markets, industries, and issuers and without geographic or market capitalization limits. BlackRock uses the Fund’s investment flexibility to create a portfolio of assets allocated between equity and debt securities. The Fund may but will not necessarily engage in foreign currency transactions, including forward contracts, options on currency, futures contracts, contracts for difference and swap contracts, to take long or short positions in foreign currencies in order to seek to enhance the Fund’s investment return or to seek to hedge or to attempt to protect against adverse changes in currency exchange rates. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of additional exchange-traded and over-the-counter derivatives, including options, futures contracts, indexed securities (securities whose return is based on changes in the value of a designated index), inverse securities (securities whose values vary inversely with changes in a specified index or interest rate), forward contracts, and swap contracts (including, but not limited to, contracts for difference) for hedging or investment purposes as a substitute for investing directly in securities. Use of derivatives by the Fund may create investment leverage.
Under normal circumstances, the Fund anticipates it will allocate a substantial amount (approximately 40% or more — unless market conditions are not deemed favorable by BlackRock, in which case the Fund would invest at least 30%) of its total assets in securities of  (i) foreign government issuers, (ii) issuers organized or located outside the U.S.,

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(iii) issuers which primarily trade in a market located outside the U.S., or (iv) issuers doing substantial business outside the U.S., which the Fund considers to be companies that derive at least 50% of their revenue or profits from business outside the U.S. or have at least 50% of their sales or assets outside the U.S. The Fund will allocate its assets among various regions and countries, including the U.S. (but in no less than three different countries).
The Fund has the ability to invest in other investment companies, such as exchange-traded funds, unit investment trusts, and open-end and closed-end funds. The Fund may invest a portion of its assets in real estate investment trusts (“REITs”) and securities related to real assets (like real estate or precious metals-related securities) such as stock, bonds, or convertible bonds issued by REITs or companies that mine precious metals. The Fund may purchase and sell securities on a when-issued, delayed delivery, or forward commitment basis. The Fund may sell securities short for hedging or investment purposes. The Fund will not make a short sale, other than a short sale “against the box,” if, after giving effect to such sale, the market value of all securities sold short exceeds 20% of its total assets.
The Fund may seek to provide exposure to the investment returns of real assets that trade in the commodity markets, including precious metals, agriculture, energy, livestock, or industrial metals. The Fund may obtain such exposure through, among other things, investments in issuers in commodities-related industries or in other investment vehicles that invest directly in commodities, commodities-related companies, or commodities-related investments, such as exchange-traded funds. The Fund may, but will not necessarily, invest in commodity-linked derivative instruments, including futures contracts, options, and swaps. In order to earn qualifying income under applicable tax rules from commodities and certain commodities-related investments, the Fund may invest up to 25% of its total assets in the MassMutual Select Cayman Global Allocation Fund I, Ltd. (the “Select Cayman Fund”), which was formed in the Cayman Islands and is a wholly-owned subsidiary of the Fund. The Select Cayman Fund may also hold cash and invest in other instruments, including fixed income securities, either as investments or to serve as margin or collateral for its derivative positions.
The Fund expects that it will engage in active and frequent trading and so will typically have a relatively high portfolio turnover rate.
Principal Risks
The following are the Principal Risks of the Fund. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund. Certain risks relating to instruments and strategies used in the management of the Fund are placed first. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, or investor confidence, or announcements of economic, political, or financial information.
Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Certain events, such as market or economic developments, regulatory or government actions, natural disasters, terrorist attacks, war, and other geopolitical events can have a dramatic adverse effect on the debt market and the overall liquidity of the market for fixed income securities. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. Fixed income securities are subject to interest rate risk (the risk that the value of a fixed income security will fall when interest rates rise), extension risk (the risk that the average life of a security will be extended through a slowing of principal payments), prepayment risk (the risk that a security will be prepaid and the Fund will be required to reinvest at a less favorable rate), and credit risk.
Bank Loans Risk Many of the risks associated with bank loans are similar to the risks of investing

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in below investment grade debt securities. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. Senior secured bank loans are typically supported by collateral; however the value of the collateral may be insufficient to cover the amount owed to the Fund, or the Fund may be prevented or delayed from realizing on the collateral. Some loans may be unsecured; unsecured loans generally present a greater risk of loss to the Fund if the issuer defaults. If the Fund relies on a third party to administer a loan, the Fund is subject to the risk that the third party will fail to perform its obligations. In addition, if the Fund holds only a participation interest in a loan made by a third party, the Fund’s receipt of payments on the loan will depend on the third party’s willingness and ability to make those payments to the Fund. The settlement time for certain loans is longer than the settlement time for many other types of investments, and the Fund may not receive the payment for a loan sold by it until well after the sale; that cash would be unavailable for payment of redemption proceeds or for reinvestment. Interests in some bank loans may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Fund believes to be a fair price.
Below Investment Grade Debt Securities Risk Below investment grade debt securities, commonly known as “junk” or “high yield” bonds, have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.
Credit Risk Credit risk is the risk that an issuer, guarantor, or liquidity provider of a fixed income security held by the Fund may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The Fund may also be exposed to the credit risk of its counterparty to repurchase agreements, reverse repurchase agreements, swap transactions, and other derivatives transactions, and to the counterparty’s ability or willingness to perform in accordance with the terms of the transaction. The value of such transactions to the Fund will depend on the willingness and ability of the counterparty to perform its obligations, including among other things the obligation to return collateral or margin to the Fund.
Derivatives Risk Derivatives can be highly volatile and involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect or benefit anticipated. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Many derivatives are traded in the over-the-counter market and not on exchanges.
Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, industry, political, regulatory, and other conditions. Political, social, diplomatic, and economic developments, U.S. and foreign government action such as the imposition of currency or capital blockages, controls, or tariffs, economic and trade sanctions or embargoes, security suspensions, entering or exiting trade or other intergovernmental agreements, or the expropriation or nationalization of assets in a particular country, can cause dramatic declines in certain or all securities with exposure to that country and other countries. In the event of nationalization, expropriation, or other confiscation, the Fund could lose its entire foreign investment in a particular country. There may be quotas or other limits on the ability of the Fund (or clients of the Fund’s investment adviser or subadviser) to invest or maintain investments in securities of issuers in certain countries. Enforcing legal rights can be more difficult, costly, and limited in certain foreign countries, and can be particularly difficult against foreign governments. Because non-U.S. securities are normally

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denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by changes in currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates. Frontier markets, a subset of emerging markets, generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to having abrupt changes in currency values, less mature markets and settlement practices, and lower trading volumes that could lead to greater price volatility and illiquidity. Non-U.S. transaction costs, such as brokerage commissions and custody costs may be higher than in the United States. In addition, foreign markets can react differently to market, economic, industry, political, regulatory, and other conditions than the U.S. market.
Growth Company Risk The prices of growth securities are often highly sensitive to market fluctuations because of their heavy dependence on future earnings or cash flow expectations, and can be more volatile than the market in general.
Large Company Risk Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund’s investments in large-capitalization stocks to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Mortgage- and Asset-Backed Securities Risk Investments in mortgage- and asset-backed securities subject the Fund to credit risk, interest rate risk, extension risk, and prepayment risk, among other risks. Mortgage-backed and asset-backed securities not issued by a government agency generally involve greater credit risk than securities issued by government agencies. Payment of principal and interest generally depends on the cash flows generated by the underlying assets and the terms of the security. The types of mortgages (for example, residential or commercial mortgages) underlying securities held by the Fund may differ and be affected differently by market factors. Investments that receive only the interest portion or the principal portion of payments on the underlying assets may be highly volatile. Litigation with respect to the representations and warranties given in connection with the issuance of mortgage-backed securities can be an important consideration in investing in such securities, and the outcome of any such litigation could significantly impact the value of the Fund’s mortgage-backed investments.
Short Sales Risk If the Fund sells a security short, it will make money if the security’s price goes down (in an amount greater than any transaction costs) and will lose money if the security’s price goes up. There is no limit on the amount of money the Fund may lose on a short sale. The Fund may not be able to close out a short sale when it might wish to do so, or may only do so at an unfavorable price. Short sales can involve leverage. If the Fund invests the proceeds from short positions in other securities the Fund could lose money both on the short positions and on the securities in which it has invested the short proceeds.
Small and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of small and medium-sized companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Their shares can be less liquid than those of larger companies, especially during market declines. Small and medium-sized companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.
Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time,

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or that a stock the investment adviser or subadviser judges to be undervalued may actually be appropriately priced.
Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.
Commodities-Related Investments Risk Commodity prices (including precious metals) can be extremely volatile and exposure to commodities can cause the net asset value of the Fund’s shares to decline or fluctuate in a rapid and unpredictable manner. The values of physical commodities or commodity-linked derivative instruments may be affected by changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, international economic, political, and regulatory developments, or factors affecting a particular region, industry, or commodity. A liquid secondary market may not exist for certain commodity investments, which may make it difficult for the Fund to sell them at a desirable price or at the price at which it is carrying them.
Convertible Securities Risk Convertible securities are subject to the risks of both debt instruments and equity securities. The price of a convertible security may change in response to changes in price of the underlying equity security, the credit quality of the issuer, and interest rates. In general, the values of convertible securities tend to decline as interest rates rise and to rise when interest rates fall. A convertible security generally has less potential for gain or loss than the underlying equity security.
Defaulted and Distressed Securities Risk Because the issuer of such securities is in default and is likely to be in distressed financial condition, repayment of defaulted securities and obligations of distressed issuers (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring, or in bankruptcy or insolvency proceedings) is uncertain.
Frequent Trading/Portfolio Turnover Risk Portfolio turnover generally involves some expense to the Fund and may result in the realization of taxable capital gains (including short-term gains). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.
Leveraging Risk Instruments and transactions, including derivatives, that create leverage may cause the value of an investment in the Fund to be more volatile, could result in larger losses than if they were not used, and tend to compound the effects of other risks.
Liquidity Risk Certain securities may be difficult (or impossible) to sell or certain positions may be difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time. The Fund may not receive the proceeds from the sale of certain investments for an extended period.
Management Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses.
Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.
Preferred Stock Risk Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, changes in interest rates may adversely affect the value of a preferred stock that pays a fixed dividend.
Real Estate Risk; REIT Risk Real estate-related investments may decline in value as a result of factors affecting the real estate industry, such as the supply of real property in certain markets, changes in zoning laws, environmental regulations and other governmental action, delays in completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, losses due

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to natural disasters, and local and regional market conditions. Investments in REITs may be subject to risks similar to those associated with direct investment in real estate, as well as additional risks associated with equity investments. As a shareholder in a REIT, the Fund, and indirectly the Fund’s shareholders, would bear its ratable share of the REIT’s expenses and would at the same time continue to pay its own fees and expenses.
Risk of Investment in Other Funds or Pools The Fund is indirectly exposed to all of the risks of the underlying funds, including ETFs, in which it invests, including the risk that the underlying funds will not perform as expected. The Fund indirectly pays a portion of the expenses incurred by the underlying funds.
Sector Risk The Fund may allocate more of its assets to particular industries or to particular economic, market, or industry sectors than to others. This could increase the volatility of the Fund’s portfolio, and the Fund’s performance may be more susceptible to developments affecting issuers in those industries or sectors than if the Fund invested more broadly.
Select Cayman Fund Risk The Fund’s investments in the Select Cayman Fund expose the Fund to the risks associated with that entity’s investments, which are generally the risks of commodities-related investments. The Select Cayman Fund is not subject to the investor protections of the Investment Company Act of 1940, as amended (the “1940 Act”). Changes in U.S. or Cayman laws could result in increased expense or the inability of the Fund to operate as intended, which could adversely affect the investment returns of the Fund. There is no guarantee that the investment objective of the Select Cayman Fund will be achieved.
Sovereign Debt Obligations Risk Investments in debt securities issued by governments or by government agencies and instrumentalities involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. Many sovereign debt obligations may be rated below investment grade (“junk” or “high yield” bonds). Any restructuring of a sovereign debt obligation held by the Fund will likely have a significant adverse effect on the value of the obligation. In the event of default of sovereign debt, the Fund may be unable to pursue legal action against the sovereign issuer or to realize on collateral securing the debt.
Structured Notes Risk Structured notes and other related instruments purchased by the Fund are generally privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a specific asset, benchmark asset, market, or interest rate (“reference measure”). The purchase of structured notes exposes the Fund to the credit risk of the issuer of the structured product. Structured notes may be leveraged, increasing the volatility of each structured note’s value relative to the change in the reference measure. Structured notes may also be less liquid and more difficult to price accurately than less complex securities and instruments or more traditional debt securities.
U.S. Government Securities Risk Obligations of certain U.S. Government agencies and instrumentalities are not backed by the full faith and credit of the U.S. Government, and there can be no assurance that the U.S. Government would provide financial support to such agencies and instrumentalities.
Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.
When-Issued, Delayed Delivery, TBA, and Forward Commitment Transaction Risk These transactions may create leverage and involve a risk of loss if the value of the securities declines prior to settlement.
Performance Information
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class R5 shares. The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance and additional indexes, including an index that provides a comparison relevant to the Fund’s fixed income investments (FTSE World Government Bond Index) and a hypothetical custom index which comprises the S&P 500® (36%), FTSE World ex U.S. (24%), ICE BofAML Current 5-Year U.S. Treasury (24%), and FTSE Non-U.S. Dollar World Government Bond (16%) Indexes (the “Custom Global Allocation Index”). Performance for Class I, Class R4, and Class R3 shares of the Fund for periods prior to their inception date (04/01/14) is based on the performance of Class R5 shares, adjusted for Class R4 and Class R3 shares to reflect

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Class R4 and Class R3 expenses, respectively. Performance for Class A shares of the Fund reflects any applicable sales charge. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.
Annual Performance
Class R5 Shares
Highest Quarter:	3Q ’10,	8.99%	Lowest Quarter:	3Q ’11,	–11.11%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class R5 only. After-tax returns for other classes will vary.
Average Annual Total Returns
(for the periods ended December 31, 2019)
		One Year	Five Years	Ten Years
Class R5	Return Before Taxes	17.66%	4.96%	5.63%
	Return After Taxes on Distributions	16.44%	3.86%	4.54%
	Return After Taxes on Distributions and Sales of Fund Shares	10.79%	3.59%	4.25%
Class I	Return Before Taxes	17.86%	5.09%	5.87%
Service Class	Return Before Taxes	17.53%	4.87%	5.54%
Administrative Class	Return Before Taxes	17.53%	4.75%	5.44%
Class A	Return Before Taxes	10.79%	3.34%	4.42%
		One Year	Five Years	Ten Years
Class R4	Return Before Taxes	17.28%	4.60%	5.28%
Class R3	Return Before Taxes	17.03%	4.36%	5.02%
FTSE World Index (reflects no deduction for fees, expenses, or taxes)		27.74%	9.16%	9.58%
FTSE World Government Bond Index (reflects no deduction for fees, expenses, or taxes)		5.90%	2.03%	1.85%
Custom Global Allocation Index (reflects no deduction for fees, expenses, or taxes)		18.74%	6.64%	7.37%
MANAGEMENT
Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)
Subadviser(s):  BlackRock Investment Management, LLC (“BlackRock”)
Portfolio Manager(s):
Dan Chamby, CFA is a Managing Director at BlackRock. He has managed the Fund since its inception (December 2009). Mr. Chamby is expected to retire in March 2020.
David Clayton, CFA, JD is a Managing Director at BlackRock. He has managed the Fund since January 2017.
Russ Koesterich, CFA, JD is a Managing Director at BlackRock. He has managed the Fund since January 2017.
Rick Rieder is a Managing Director at BlackRock. He has managed the Fund since April 2019.
PURCHASE AND SALE OF FUND SHARES
Shares of the Fund are generally available to retirement plans, other institutional investors, and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone, or internet (available to certain customers).
TAX INFORMATION
The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains, unless you are an investor eligible for preferential tax treatment.

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PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MML Advisers or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary.
These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

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MassMutual Select Diversified Value Fund
INVESTMENT OBJECTIVE
This Fund seeks to achieve long-term growth of capital and income by investing primarily in a diversified portfolio of equity securities of larger, well-established companies.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class beginning on page 144 of the Fund’s Prospectus or from your financial professional.
Shareholder Fees (fees paid directly from your investment)
	Class I	Class R5	Service Class	Adminis- trative Class	Class A	Class R4	Class R3
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	None	5.50%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class R5	Service Class	Adminis- trative Class	Class A	Class R4	Class R3
Management Fees	.50%	.50%	.50%	.50%	.50%	.50%	.50%
Distribution and Service (Rule 12b-1) Fees	None	None	None	None	.25%	.25%	.50%
Other Expenses	.08%	.18%	.28%	.38%	.38%	.28%	.28%
Total Annual Fund Operating Expenses	.58%	.68%	.78%	.88%	1.13%	1.03%	1.28%
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I	$59	$186	$324	$726
Class R5	$69	$218	$379	$847
Service Class	$80	$249	$433	$966
Administrative Class	$90	$281	$488	$1,084
Class A	$659	$889	$1,138	$1,849
Class R4	$105	$328	$569	$1,259
Class R3	$130	$406	$702	$1,545
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 42% of the average value of its portfolio.
INVESTMENTS, RISKS, AND PERFORMANCE
Principal Investment Strategies
The Fund invests primarily in stocks of companies that the subadvisers believe are undervalued in the marketplace. While the Fund does not limit its investments to issuers in a particular capitalization range, the subadvisers currently focus on securities of larger size companies. The Fund normally invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in stocks, securities convertible into stocks, and other securities, such as warrants and stock rights, whose value is based on stock prices. The Fund typically invests most of its assets in securities of U.S. companies, but may invest up to 25% of its total assets in foreign securities and American Depositary Receipts (“ADRs”), including emerging market securities. The Fund may use futures contracts for hedging or investment purposes as a substitute for investing directly in securities. Use of derivatives by the Fund may create investment leverage. The Fund is managed by two subadvisers, T. Rowe Price Associates, Inc. (“T. Rowe Price”) and Brandywine Global Investment Management, LLC (“Brandywine Global”), each being responsible for a portion of

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the portfolio, although they may manage different amounts of the Fund’s assets. The Fund may at times have significant exposure to one or more industries or sectors. The Fund may hold a portion of its assets in cash or cash equivalents.
Brandywine Global invests in securities that meet its value criteria, primarily, price-to-earnings, price-to-book, price momentum, and share change and quality, based on both quantitative and fundamental analysis. Brandywine Global expects to hold approximately 175 – 250 stocks under normal market conditions.
Brandywine Global invests in securities of companies that meet its value criteria based on both quantitative and fundamental analysis. Brandywine Global’s investment process begins with a valuation screen that identifies large cap stocks with favorable financial ratios. A quantitative deselection process is then applied to eliminate equities that have poor price momentum or high share issuance. Finally Brandywine Global performs a thorough fundamental analysis which seeks to identify and eliminate (de-select) companies with deteriorating fundamentals, anticipated earnings declines, or material write-offs. Brandywine Global may also consider additional factors in its selection process.
Brandywine Global typically sells a security of a company when Brandywine Global believes it is no longer a large capitalization value company, if the company’s fundamentals deteriorate, when an investment opportunity arises that Brandywine Global believes is more compelling, or in order to realize gains or limit potential losses. However, Brandywine Global may retain securities of companies that no longer meet its initial purchase criteria.
T. Rowe Price typically employs a “value” approach in selecting investments, using internal research to identify companies that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation and dividend growth. T. Rowe Price generally looks for companies with one or more of the following: an established operating history; above-average dividend yield and low price/earnings ratio relative to the Russell 1000® Value Index; a sound balance sheet and other positive financial characteristics; and low stock price relative to T. Rowe Price’s view of the company’s underlying value as measured by assets, cash flow, or business franchises. T. Rowe Price generally seeks investments in large-capitalization companies and the yield of the portion of the Fund managed by T. Rowe Price is expected to normally exceed the yield of the Russell 1000 Value Index. T. Rowe Price may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.
In pursuing the Fund’s investment objective, each of Brandywine Global and T. Rowe Price has the discretion to purchase some securities that do not meet its normal investment criteria described above, when it believes there is an opportunity for substantial appreciation (such as, for example, Brandywine Global or T. Rowe Price believes a security could increase in value as a result of a change in management, an extraordinary corporate event, a new product introduction or innovation, or a favorable competitive development).
Principal Risks
The following are the Principal Risks of the Fund. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund. Certain risks relating to instruments and strategies used in the management of the Fund are placed first. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, or investor confidence, or announcements of economic, political, or financial information.
Derivatives Risk Derivatives can be highly volatile and involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. If the value of a derivative does not correlate well with the particular market or asset class the derivative

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is designed to provide exposure to, the derivative may not have the effect or benefit anticipated. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Many derivatives are traded in the over-the-counter market and not on exchanges.
Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, industry, political, regulatory, and other conditions. Political, social, diplomatic, and economic developments, U.S. and foreign government action such as the imposition of currency or capital blockages, controls, or tariffs, economic and trade sanctions or embargoes, security suspensions, entering or exiting trade or other intergovernmental agreements, or the expropriation or nationalization of assets in a particular country, can cause dramatic declines in certain or all securities with exposure to that country and other countries. In the event of nationalization, expropriation, or other confiscation, the Fund could lose its entire foreign investment in a particular country. There may be quotas or other limits on the ability of the Fund (or clients of the Fund’s investment adviser or subadviser) to invest or maintain investments in securities of issuers in certain countries. Enforcing legal rights can be more difficult, costly, and limited in certain foreign countries, and can be particularly difficult against foreign governments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by changes in currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates. Frontier markets, a subset of emerging markets, generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to having abrupt changes in currency values, less mature markets and settlement practices, and lower trading volumes that could lead to greater price volatility and illiquidity. Non-U.S. transaction costs, such as brokerage commissions and custody costs may be higher than in the United States. In addition, foreign markets can react differently to market, economic, industry, political, regulatory, and other conditions than the U.S. market.
Large Company Risk Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund’s investments in large-capitalization stocks to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock the investment adviser or subadviser judges to be undervalued may actually be appropriately priced.
Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.
Convertible Securities Risk Convertible securities are subject to the risks of both debt instruments and equity securities. The price of a convertible security may change in response to changes in price of the underlying equity security, the credit quality of the issuer, and interest rates. In general, the values of convertible securities tend to decline as interest rates rise and to rise when interest rates fall. A convertible security generally has less potential for gain or loss than the underlying equity security.
Liquidity Risk Certain securities may be difficult (or impossible) to sell or certain positions may be difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid

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investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time. The Fund may not receive the proceeds from the sale of certain investments for an extended period.
Management Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses.
Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.
Quantitative Models Risk The portfolio managers use quantitative models as part of the idea generation process. Quantitative models are based upon many factors that measure individual securities relative to each other. Such models may not produce the intended results and can be adversely affected by errors or imperfections in the factors or the data on which measurements are based, changing sources of market return or market risk, or any technical issues with the design, construction, implementation, or maintenance of the models.
Sector Risk The Fund may allocate more of its assets to particular industries or to particular economic, market, or industry sectors than to others. This could increase the volatility of the Fund’s portfolio, and the Fund’s performance may be more susceptible to developments affecting issuers in those industries or sectors than if the Fund invested more broadly.
Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.
Performance Information
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class R5 shares. The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Performance for Class I and Class R4 shares of the Fund for periods prior to their inception date (04/01/14) is based on the performance of Class R5 shares, adjusted for Class R4 shares to reflect Class R4 expenses. Performance for Class A shares of the Fund reflects any applicable sales charge. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.
Annual Performance
Class R5 Shares
Highest Quarter:	4Q ’11,	12.98%	Lowest Quarter:	3Q ’11,	–16.20%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class R5 only. After-tax returns for other classes will vary.

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Average Annual Total Returns
(for the periods ended December 31, 2019)
		One Year	Five Years	Ten Years
Class R5	Return Before Taxes	26.32%	8.60%	11.80%
	Return After Taxes on Distributions	24.28%	5.51%	10.02%
	Return After Taxes on Distributions and Sales of Fund Shares	17.02%	6.41%	9.60%
Class I	Return Before Taxes	26.33%	8.71%	11.86%
Service Class	Return Before Taxes	26.11%	8.49%	11.69%
Administrative Class	Return Before Taxes	26.02%	8.39%	11.57%
Class A	Return Before Taxes	18.73%	6.90%	6.66%
Class R4	Return Before Taxes	25.86%	8.24%	11.41%
Class R3	Return Before Taxes	25.56%	7.97%	11.05%
Russell 1000 Value Index (reflects no deduction for fees, expenses, or taxes)		26.54%	8.29%	11.80%
MANAGEMENT
Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)
Subadviser(s): T. Rowe Price Associates, Inc. (“T. Rowe Price”)
Brandywine Global Investment Management, LLC (“Brandywine Global”)
Portfolio Manager(s):
John D. Linehan, CFA is a Vice President and Portfolio Manager at T. Rowe Price. He has managed the Fund since September 2017.
Joseph J. Kirby is a Portfolio Manager at Brandywine Global. He has managed the Fund since January 2010.
Henry F. Otto is a Managing Director and Portfolio Manager at Brandywine Global. He has managed the Fund since January 2010.
Steven M. Tonkovich is a Managing Director and Portfolio Manager at Brandywine Global. He has managed the Fund since January 2010.
PURCHASE AND SALE OF FUND SHARES
Shares of the Fund are generally available to retirement plans, other institutional investors, and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone, or internet (available to certain customers).
TAX INFORMATION
The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains, unless you are an investor eligible for preferential tax treatment.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MML Advisers or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

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MassMutual Select Fundamental Value Fund
INVESTMENT OBJECTIVE
The Fund seeks long-term total return.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class beginning on page 144 of the Fund’s Prospectus or from your financial professional.
Shareholder Fees (fees paid directly from your investment)
	Class I	Class R5	Service Class	Adminis- trative Class	Class A	Class R4	Class R3
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	None	5.50%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class R5	Service Class	Adminis- trative Class	Class A	Class R4	Class R3
Management Fees	.60%	.60%	.60%	.60%	.60%	.60%	.60%
Distribution and Service (Rule 12b-1) Fees	None	None	None	None	.25%	.25%	.50%
Other Expenses	.04%	.14%	.24%	.34%	.34%	.24%	.24%
Total Annual Fund Operating Expenses	.64%	.74%	.84%	.94%	1.19%	1.09%	1.34%
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I	$65	$205	$357	$798
Class R5	$76	$237	$411	$918
Service Class	$86	$268	$466	$1,037
Administrative Class	$96	$300	$520	$1,155
Class A	$665	$907	$1,168	$1,914
Class R4	$111	$347	$601	$1,329
Class R3	$136	$425	$734	$1,613
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 103% of the average value of its portfolio.
INVESTMENTS, RISKS, AND PERFORMANCE
Principal Investment Strategies
The Fund invests primarily in equity securities of issuers that the Fund’s subadvisers believe are undervalued. The Fund is managed by two subadvisers, Boston Partners Global Investors, Inc. (“Boston Partners”) and Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow Hanley”), each being responsible for a portion of the portfolio, although they may manage different amounts of the Fund’s assets. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stocks, rights, and warrants. Although the Fund may invest in companies of any size, the Fund will tend to focus on companies with large market capitalizations (which the Fund’s subadvisers believe are generally above $1 billion). The Fund may invest up to 20% of its total assets in the securities of foreign issuers and American Depositary Receipts (“ADRs”), including emerging market securities. The Fund may invest up to 15% of its net assets in illiquid securities, including

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securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. The Fund may participate as a purchaser in initial public offerings of securities (“IPOs”). An IPO is a company’s first offering of stock to the public. The Fund may at times have significant exposure to one or more industries or sectors. The Fund may hold a portion of its assets in cash or cash equivalents.
In selecting securities for the Fund, Boston Partners examines various factors to determine the value characteristics of such issuers, including price-to-book ratios and price-to-earnings ratios. These value characteristics are examined in the context of the issuer’s operating and financial fundamentals, such as return on equity, earnings growth, and cash flow. Boston Partners selects securities for the Fund based on a continuous study of trends in industries and companies, earnings power, growth, and other investment criteria. Boston Partners will sell a security when it no longer meets one or more investment criteria, either through obtaining target value or due to an adverse change in the fundamentals or business momentum. Each holding has a target valuation established at purchase, which Boston Partners continuously monitors and adjusts as appropriate.
Barrow Hanley employs a value-based investment approach and may perform a number of analyses in considering whether to buy or sell a security for the Fund. In selecting investments for the Fund, Barrow Hanley typically seeks to exploit market inefficiencies by using proprietary research to identify primarily large capitalization companies that it considers to be undervalued and to have the potential to generate superior returns while subjecting the Fund to below average levels of risk. Barrow Hanley typically invests in approximately 80–120 securities. Barrow Hanley may consider selling a stock for the Fund if, in its judgment, the security has reached its valuation target, the company’s fundamentals begin to deteriorate, or other opportunities appear more attractive.
Principal Risks
The following are the Principal Risks of the Fund. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund. Certain risks relating to instruments and strategies used in the management of the Fund are placed first. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, or investor confidence, or announcements of economic, political, or financial information.
Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, industry, political, regulatory, and other conditions. Political, social, diplomatic, and economic developments, U.S. and foreign government action such as the imposition of currency or capital blockages, controls, or tariffs, economic and trade sanctions or embargoes, security suspensions, entering or exiting trade or other intergovernmental agreements, or the expropriation or nationalization of assets in a particular country, can cause dramatic declines in certain or all securities with exposure to that country and other countries. In the event of nationalization, expropriation, or other confiscation, the Fund could lose its entire foreign investment in a particular country. There may be quotas or other limits on the ability of the Fund (or clients of the Fund’s investment adviser or subadviser) to invest or maintain investments in securities of issuers in certain countries. Enforcing legal rights can be more difficult, costly, and limited in certain foreign countries, and can be particularly difficult against foreign governments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by changes in currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in

− 31 −

the U.S. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates. Frontier markets, a subset of emerging markets, generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to having abrupt changes in currency values, less mature markets and settlement practices, and lower trading volumes that could lead to greater price volatility and illiquidity. Non-U.S. transaction costs, such as brokerage commissions and custody costs may be higher than in the United States. In addition, foreign markets can react differently to market, economic, industry, political, regulatory, and other conditions than the U.S. market.
Large Company Risk Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund’s investments in large-capitalization stocks to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Small and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of small and medium-sized companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Their shares can be less liquid than those of larger companies, especially during market declines. Small and medium-sized companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.
Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock the investment adviser or subadviser judges to be undervalued may actually be appropriately priced.
Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.
Convertible Securities Risk Convertible securities are subject to the risks of both debt instruments and equity securities. The price of a convertible security may change in response to changes in price of the underlying equity security, the credit quality of the issuer, and interest rates. In general, the values of convertible securities tend to decline as interest rates rise and to rise when interest rates fall. A convertible security generally has less potential for gain or loss than the underlying equity security.
Liquidity Risk Certain securities may be difficult (or impossible) to sell or certain positions may be difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time. The Fund may not receive the proceeds from the sale of certain investments for an extended period.
Management Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses.
Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.
Preferred Stock Risk Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer.

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In addition, changes in interest rates may adversely affect the value of a preferred stock that pays a fixed dividend.
Restricted Securities Risk The Fund may hold securities that are restricted as to resale under the U.S. federal securities laws, such as securities in certain privately held companies. Such securities may be highly illiquid and their values may experience significant volatility. Restricted securities may be difficult to value.
Sector Risk The Fund may allocate more of its assets to particular industries or to particular economic, market, or industry sectors than to others. This could increase the volatility of the Fund’s portfolio, and the Fund’s performance may be more susceptible to developments affecting issuers in those industries or sectors than if the Fund invested more broadly.
Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.
Performance Information
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class R5 shares. The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Performance for Class I shares of the Fund for periods prior to its inception date (11/15/10) is based on the performance of Class R5 shares. Performance for Class R4 shares of the Fund for periods prior to its inception date (04/01/14) is based on the performance of Class R5 shares, adjusted for Class R4 expenses. Performance for Class A shares of the Fund reflects any applicable sales charge. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.
Annual Performance
Class R5 Shares
Highest Quarter:	4Q ’11,	13.43%	Lowest Quarter:	3Q ’11,	–17.32%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class R5 only. After-tax returns for other classes will vary.
Average Annual Total Returns
(for the periods ended December 31, 2019)
		One Year	Five Years	Ten Years
Class R5	Return Before Taxes	23.26%	6.83%	10.20%
	Return After Taxes on Distributions	17.31%	3.09%	7.72%
	Return After Taxes on Distributions and Sales of Fund Shares	17.92%	4.91%	8.05%
Class I	Return Before Taxes	23.44%	6.93%	10.33%
Service Class	Return Before Taxes	23.20%	6.73%	10.13%
Administrative Class	Return Before Taxes	23.16%	6.62%	10.00%
Class A	Return Before Taxes	16.08%	5.16%	9.10%
Class R4	Return Before Taxes	22.86%	6.48%	9.83%
Class R3	Return Before Taxes	22.61%	6.20%	9.48%
Russell 1000® Value Index (reflects no deduction for fees, expenses, or taxes)		26.54%	8.29%	11.80%

− 33 −

MANAGEMENT
Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)
Subadviser(s): Boston Partners Global Investors, Inc. (“Boston Partners”)
Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow Hanley”)
Portfolio Manager(s):
David T. Cohen, CFA is a portfolio manager for the Boston Partners Large Cap Value strategy. He has managed the Fund since February 2019.
Mark E. Donovan, CFA  is the lead portfolio manager for Boston Partners’ Large Cap Value portfolios. He has managed the Fund since February 2019.
Stephanie McGirr is a portfolio manager for the Boston Partners Large Cap Value strategy. She has managed the Fund since February 2019.
David J. Pyle, CFA is a portfolio manager for Boston Partners’ Large Cap Value portfolios. He has managed the Fund since February 2019.
Mark Giambrone  is a Managing Director and Portfolio Manager at Barrow Hanley. He has managed the Fund since February 2019.
Brad Kinkelaar is a Managing Director and Portfolio Manager at Barrow Hanley. He has managed the Fund since February 2019.
Michael B. Nafya, CFA  is a Managing Director and Portfolio Manager at Barrow Hanley. He has managed the Fund since February 2019.
Terry L. Pelzel, CFA is a Managing Director and Portfolio Manager at Barrow Hanley. He has managed the Fund since February 2019.
Brian F. Quinn, CFA is a Managing Director and Portfolio Manager at Barrow Hanley. He has managed the Fund since October 2017.
Lewis Ropp is a Managing Director and Portfolio Manager at Barrow Hanley. He has managed the Fund since October 2017.
PURCHASE AND SALE OF FUND SHARES
Shares of the Fund are generally available to retirement plans, other institutional investors, and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone, or internet (available to certain customers).
TAX INFORMATION
The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains, unless you are an investor eligible for preferential tax treatment.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MML Advisers or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

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MM S&P 500® Index Fund
INVESTMENT OBJECTIVE
The Fund seeks to approximate as closely as practicable (before fees and expenses) the capitalization-weighted total rate of return of that portion of the U.S. market for publicly-traded common stocks composed of larger-capitalized companies.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class beginning on page 144 of the Fund’s Prospectus or from your financial professional.
Shareholder Fees (fees paid directly from your investment)
	Class I	Class R5	Service Class	Adminis- trative Class	Class A	Class R4	Class R3
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	None	5.50%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class R5	Service Class	Adminis- trative Class	Class A	Class R4	Class R3
Management Fees	.09%	.09%	.09%	.09%	.09%	.09%	.09%
Distribution and Service (Rule 12b-1) Fees	None	None	None	None	.25%	.25%	.50%
Other Expenses	.03%	.13%	.28%	.38%	.38%	.28%	.28%
Total Annual Fund Operating Expenses	.12%	.22%	.37%	.47%	.72%	.62%	.87%
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I	$12	$39	$68	$154
Class R5	$23	$71	$124	$280
Service Class	$38	$119	$208	$468
Administrative Class	$48	$151	$263	$591
Class A	$619	$768	$929	$1,395
Class R4	$63	$199	$346	$774
Class R3	$89	$278	$482	$1,073
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 4% of the average value of its portfolio.
INVESTMENTS, RISKS, AND PERFORMANCE
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% (and, typically, substantially all) of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of companies included within the S&P 500® Index* (“Index”). The Fund invests in the equity securities of companies included in the Index in weightings that approximate the relative composition of the securities contained in the Index, and in S&P 500 Index futures contracts. The Index is a widely recognized, unmanaged index representative of

*
The S&P 500 Index is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by MML Advisers. Standard & Poor’s®, S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by MML Advisers. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500 Index.

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common stocks of larger capitalized U.S. companies. As of December 31, 2019, the market capitalization range of companies included in the Index was $4.58 billion to $1,304.76 billion. If the securities represented in the Index were to become concentrated in any particular industry, the Fund’s investments would likewise be concentrated in securities of issuers in that industry; the Index is not currently concentrated in any single industry.
The Fund is passively managed, which means it tries to replicate the investment composition and performance of the Index by using computer programs and statistical procedures. The Fund’s subadviser, Northern Trust Investments, Inc. (“NTI”), will buy and sell securities in response to changes in the Index. The Fund may use Index futures contracts, a type of derivative, to gain exposure to the Index in lieu of investing in cash, or to reduce its exposure to the Index while it sells the securities in its portfolio. Use of Index futures contracts by the Fund may create investment leverage. Because the Fund, unlike the Index, is subject to fees and transaction expenses, the Fund’s returns are likely to be less than those of the Index. NTI expects that, under normal circumstances, the annual performance of the Fund, before fees and expenses, will track the performance of the Index within a 0.95 correlation coefficient.
Principal Risks
The following are the Principal Risks of the Fund. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund. Certain risks relating to instruments and strategies used in the management of the Fund are placed first. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, or investor confidence, or announcements of economic, political, or financial information.
Indexing Risk The Fund’s performance may not track the performance of the index exactly due to a number of factors, including fees and expenses of the Fund, the Fund’s cash positions, and differences between securities held by the Fund and the securities comprising the index.
Industry Concentration Risk The Fund may concentrate its assets in a particular industry or group of industries. This could increase the volatility of the Fund’s portfolio, and the Fund’s performance may be more susceptible to developments affecting issuers in that industry or group of industries than if the Fund invested more broadly.
Large Company Risk Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund’s investments in large-capitalization stocks to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.
Derivatives Risk Derivatives can be highly volatile and involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect or benefit anticipated. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Many derivatives are traded in the over-the-counter market and not on exchanges.
Management Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses.
Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and

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unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.
Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.
Performance Information
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Service Class shares. The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Performance for Class I shares of the Fund for periods prior to its inception date (12/07/11) is based on the performance of Service Class shares. Performance for Class A shares of the Fund for periods prior to its inception date (04/01/14) is based on the performance of Service Class shares, adjusted for Class A expenses. Performance for Class A shares of the Fund reflects any applicable sales charge. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.
Annual Performance
Service Class Shares*
* The Fund previously showed Annual Performance for Class R5 shares. The table above shows Annual Performance for Service Class shares, consistent with the practice of the MassMutual Funds complex typically of showing the share class with the longest performance history (and, as among share classes with the same length performance history, the class with the lowest expense ratio, typically the class which is least impacted by distribution, shareholder servicing, and other expenses). Going forward, the Fund will show the performance of Service Class shares consistent with this practice. Because Service Class shares have a higher expense ratio than Class R5 shares, Service Class returns are lower than that of Class R5.
Highest Quarter:	1Q ’19,	13.56%	Lowest Quarter:	3Q ’11,	–13.96%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Service Class only. After-tax returns for other classes will vary.
Average Annual Total Returns
(for the periods ended December 31, 2019)
		One Year	Five Years	Ten Years
Service Class	Return Before Taxes	31.06%	11.29%	13.12%
	Return After Taxes on Distributions	29.16%	8.60%	11.49%
	Return After Taxes on Distributions and Sales of Fund Shares	19.69%	8.53%	10.69%
Class I	Return Before Taxes	31.38%	11.57%	13.38%
Class R5	Return Before Taxes	31.27%	11.45%	13.32%

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		One Year	Five Years	Ten Years
Administrative Class	Return Before Taxes	30.92%	11.17%	13.04%
Class A	Return Before Taxes	23.39%	9.64%	12.08%
Class R4	Return Before Taxes	30.67%	11.00%	12.84%
Class R3	Return Before Taxes	30.39%	10.74%	12.54%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)		31.49%	11.70%	13.56%
MANAGEMENT
Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)
Subadviser(s): Northern Trust Investments, Inc. (“NTI”)
Portfolio Manager(s):
Brent Reeder is a Senior Vice President at NTI. He has managed the Fund since April 2007.
PURCHASE AND SALE OF FUND SHARES
Shares of the Fund are generally available to retirement plans, other institutional investors, and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone, or internet (available to certain customers).
TAX INFORMATION
The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains, unless you are an investor eligible for preferential tax treatment.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MML Advisers or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

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MassMutual Select Equity Opportunities Fund
INVESTMENT OBJECTIVE
This Fund seeks growth of capital over the long-term.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class beginning on page 144 of the Fund’s Prospectus or from your financial professional.
Shareholder Fees (fees paid directly from your investment)
	Class I	Class R5	Service Class	Adminis- trative Class	Class A	Class R4	Class R3
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	None	5.50%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class R5	Service Class	Adminis- trative Class	Class A	Class R4	Class R3
Management Fees	.69%	.69%	.69%	.69%	.69%	.69%	.69%
Distribution and Service (Rule 12b-1) Fees	None	None	None	None	.25%	.25%	.50%
Other Expenses	.05%	.15%	.25%	.35%	.35%	.25%	.25%
Total Annual Fund Operating Expenses	.74%	.84%	.94%	1.04%	1.29%	1.19%	1.44%
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I	$76	$237	$411	$918
Class R5	$86	$268	$466	$1,037
Service Class	$96	$300	$520	$1,155
Administrative Class	$106	$331	$574	$1,271
Class A	$674	$936	$1,219	$2,021
Class R4	$121	$378	$654	$1,443
Class R3	$147	$456	$787	$1,724
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 33% of the average value of its portfolio.
INVESTMENTS, RISKS, AND PERFORMANCE
Principal Investment Strategies
The Fund invests primarily in equity securities of U.S. companies that the Fund’s subadvisers believe are financially sound, valued conservatively by the market, and have improving prospects. The Fund is managed by two subadvisers, T. Rowe Price Associates, Inc. (“T. Rowe Price”) and Wellington Management Company LLP (“Wellington Management”), each being responsible for a portion of the portfolio, although they may manage different amounts of the Fund’s assets. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stocks, rights, and warrants, of issuers of any size. The Fund typically invests most of its assets in equity securities of U.S. companies, but may invest in foreign securities and American Depositary Receipts (“ADRs”), including emerging market securities. The Fund generally will not invest more than 30% of its total assets in foreign securities. The Fund may use futures contracts for hedging or

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investment purposes as a substitute for investing directly in securities. Use of derivatives by the Fund may create investment leverage. The Fund may at times have significant exposure to one or more industries or sectors. The Fund may hold a portion of its assets in cash or cash equivalents.
T. Rowe Price typically employs a “value” approach in selecting investments, using internal research to identify companies that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation and dividend growth. T. Rowe Price generally looks for companies with one or more of the following: an established operating history; above-average dividend yield and low price/earnings ratio relative to the Russell 1000® Value Index; a sound balance sheet and other positive financial characteristics; and low stock price relative to T. Rowe Price’s view of the company’s underlying value as measured by assets, cash flow, or business franchises. T. Rowe Price generally seeks investments in large-capitalization companies and the yield of the portion of the Fund managed by T. Rowe Price is expected to normally exceed the yield of the Russell 1000 Value Index. T. Rowe Price may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.
Wellington Management seeks long-term total returns in excess of the broad market by investing in a select number of high quality, reasonably-valued companies that have demonstrated the willingness to return value to shareholders. The investment process stresses security selection based on bottom-up fundamental research to identify undervalued stocks that have the potential for significant longer-term rewards. Wellington Management’s investment philosophy is based on the premise that investing in high quality companies with superior prospects for dividend growth, and the fundamental strength to support that growth in the future, can provide superior long-term returns. Wellington Management typically sells a security when it achieves its price target or when it no longer exhibits superior upside return versus downside risk.
In pursuing the Fund’s investment objective, each of T. Rowe Price and Wellington Management has the discretion to purchase some securities that do not meet its normal investment criteria described above, when it believes there is an opportunity for substantial appreciation (such as, for example, T. Rowe Price or Wellington
Management believes a security could increase in value as a result of a change in management, an extraordinary corporate event, a new product introduction or innovation, or a favorable competitive development).
Principal Risks
The following are the Principal Risks of the Fund. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund. Certain risks relating to instruments and strategies used in the management of the Fund are placed first. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, or investor confidence, or announcements of economic, political, or financial information.
Derivatives Risk Derivatives can be highly volatile and involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect or benefit anticipated. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Many derivatives are traded in the over-the-counter market and not on exchanges.
Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, industry,

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political, regulatory, and other conditions. Political, social, diplomatic, and economic developments, U.S. and foreign government action such as the imposition of currency or capital blockages, controls, or tariffs, economic and trade sanctions or embargoes, security suspensions, entering or exiting trade or other intergovernmental agreements, or the expropriation or nationalization of assets in a particular country, can cause dramatic declines in certain or all securities with exposure to that country and other countries. In the event of nationalization, expropriation, or other confiscation, the Fund could lose its entire foreign investment in a particular country. There may be quotas or other limits on the ability of the Fund (or clients of the Fund’s investment adviser or subadviser) to invest or maintain investments in securities of issuers in certain countries. Enforcing legal rights can be more difficult, costly, and limited in certain foreign countries, and can be particularly difficult against foreign governments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by changes in currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates. Frontier markets, a subset of emerging markets, generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to having abrupt changes in currency values, less mature markets and settlement practices, and lower trading volumes that could lead to greater price volatility and illiquidity. Non-U.S. transaction costs, such as brokerage commissions and custody costs may be higher than in the United States. In addition, foreign markets can react differently to market, economic, industry, political, regulatory, and other conditions than the U.S. market.
Large Company Risk Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund’s investments in large-capitalization stocks to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Small and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of small and medium-sized companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Their shares can be less liquid than those of larger companies, especially during market declines. Small and medium-sized companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.
Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock the investment adviser or subadviser judges to be undervalued may actually be appropriately priced.
Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.
Convertible Securities Risk Convertible securities are subject to the risks of both debt instruments and equity securities. The price of a convertible security may change in response to changes in price of the underlying equity security, the credit quality of the issuer, and interest rates. In general, the values of convertible securities tend to decline as interest rates rise and to rise when interest rates fall. A convertible security generally has less potential for gain or loss than the underlying equity security.
Liquidity Risk Certain securities may be difficult (or impossible) to sell or certain positions may be difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid

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investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time. The Fund may not receive the proceeds from the sale of certain investments for an extended period.
Management Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses.
Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.
Preferred Stock Risk Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, changes in interest rates may adversely affect the value of a preferred stock that pays a fixed dividend.
Sector Risk The Fund may allocate more of its assets to particular industries or to particular economic, market, or industry sectors than to others. This could increase the volatility of the Fund’s portfolio, and the Fund’s performance may be more susceptible to developments affecting issuers in those industries or sectors than if the Fund invested more broadly.
Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.
Performance Information
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class R5 shares. The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. The Fund’s name and investment strategy changed on March 28, 2017. The performance results shown below would not necessarily have been achieved had the Fund’s current investment strategy been in effect for the entire period for which performance results are presented. Performance for Class I shares of the Fund for periods prior to its inception date (11/15/10) is based on the performance of Class R5 shares. Performance for Class R4 shares of the Fund for periods prior to its inception date (04/01/14) is based on the performance of Class R5 shares, adjusted for Class R4 expenses. Performance for Class A shares of the Fund reflects any applicable sales charge. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.
Annual Performance
Class R5 Shares
Highest Quarter:	4Q ’11,	15.78%	Lowest Quarter:	3Q ’11,	-18.10%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class R5 only. After-tax returns for other classes will vary.

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Average Annual Total Returns
(for the periods ended December 31, 2019)
		One Year	Five Years	Ten Years
Class R5	Return Before Taxes	29.18%	10.74%	14.32%
	Return After Taxes on Distributions	26.59%	6.73%	11.31%
	Return After Taxes on Distributions and Sales of Fund Shares	19.09%	7.42%	11.13%
Class I	Return Before Taxes	29.39%	10.85%	14.43%
Service Class	Return Before Taxes	29.09%	10.63%	14.21%
Administrative Class	Return Before Taxes	28.96%	10.52%	14.07%
Class A	Return Before Taxes	21.54%	9.00%	13.14%
Class R4	Return Before Taxes	28.78%	10.35%	13.93%
Class R3	Return Before Taxes	28.45%	10.08%	13.54%
Russell 1000 Index (reflects no deduction for fees, expenses, or taxes)		31.43%	11.48%	13.54%
MANAGEMENT
Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)
Subadviser(s): T. Rowe Price Associates, Inc. (“T. Rowe Price”)
Wellington Management Company LLP (“Wellington Management”)
Portfolio Manager(s):
John D. Linehan, CFA is a Vice President and Portfolio Manager at T. Rowe Price. He has managed the Fund since March 2017.
Donald J. Kilbride is a Senior Managing Director and Equity Portfolio Manager at Wellington Management. He has managed the Fund since March 2017.
PURCHASE AND SALE OF FUND SHARES
Shares of the Fund are generally available to retirement plans, other institutional investors, and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone, or internet (available to certain customers).
TAX INFORMATION
The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains, unless you are an investor eligible for preferential tax treatment.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MML Advisers or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

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MassMutual Select Fundamental Growth Fund
INVESTMENT OBJECTIVE
The Fund seeks long-term growth of capital.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class beginning on page 144 of the Fund’s Prospectus or from your financial professional.
Shareholder Fees (fees paid directly from your investment)
	Class I	Class R5	Service Class	Adminis- trative Class	Class A	Class R4	Class R3
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	None	5.50%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class R5	Service Class	Adminis- trative Class	Class A	Class R4	Class R3
Management Fees	.65%	.65%	.65%	.65%	.65%	.65%	.65%
Distribution and Service (Rule 12b-1) Fees	None	None	None	None	.25%	.25%	.50%
Other Expenses	.17%	.27%	.37%	.47%	.47%	.37%	.37%
Total Annual Fund Operating Expenses	.82%	.92%	1.02%	1.12%	1.37%	1.27%	1.52%
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I	$84	$262	$455	$1,014
Class R5	$94	$293	$509	$1,131
Service Class	$104	$325	$563	$1,248
Administrative Class	$114	$356	$617	$1,363
Class A	$682	$960	$1,259	$2,106
Class R4	$129	$403	$697	$1,534
Class R3	$155	$480	$829	$1,813
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 123% of the average value of its portfolio.
INVESTMENTS, RISKS, AND PERFORMANCE
Principal Investment Strategies
The Fund invests primarily in domestic equity securities that the Fund’s subadviser, Wellington Management Company LLP (“Wellington Management”), believes offer the potential for long-term growth. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, rights, and warrants, of issuers of any size. While most assets will be invested in equity securities of U.S. companies, the Fund may also invest up to 20% of its total assets in foreign securities and American Depositary Receipts (“ADRs”), including emerging market securities. The Fund may at times have significant exposure to one or more industries or sectors. The Fund may hold a portion of its assets in cash or cash equivalents.
Wellington Management generally employs a bottom-up stock selection process that utilizes fundamental analysis to identify specific securities within industries or sectors for purchase or sale. Wellington Management seeks to identify diversified sources of return based on its assessment of individual companies against the

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context of broader market factors by evaluating and ranking each stock on a consistent set of growth, quality, and valuation criteria.
In pursuing the Fund’s investment objective, Wellington Management has the discretion to purchase some securities that do not meet its normal investment criteria described above, when it believes there is an opportunity for substantial appreciation (such as, for example, Wellington Management believes a security could increase in value as a result of a change in management, an extraordinary corporate event such as a merger, acquisition, or divestiture, a new product introduction or innovation, or a favorable competitive development). The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.
Principal Risks
The following are the Principal Risks of the Fund. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund. Certain risks relating to instruments and strategies used in the management of the Fund are placed first. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, or investor confidence, or announcements of economic, political, or financial information.
Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, industry, political, regulatory, and other conditions. Political, social, diplomatic, and economic developments, U.S. and foreign government action such as the imposition of currency or capital blockages, controls, or tariffs, economic and trade sanctions or embargoes, security suspensions, entering or exiting trade or other intergovernmental agreements, or the expropriation or nationalization of assets in a particular country, can cause dramatic declines in certain or all securities with exposure to that country and other countries. In the event of nationalization, expropriation, or other confiscation, the Fund could lose its entire foreign investment in a particular country. There may be quotas or other limits on the ability of the Fund (or clients of the Fund’s investment adviser or subadviser) to invest or maintain investments in securities of issuers in certain countries. Enforcing legal rights can be more difficult, costly, and limited in certain foreign countries, and can be particularly difficult against foreign governments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by changes in currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates. Frontier markets, a subset of emerging markets, generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to having abrupt changes in currency values, less mature markets and settlement practices, and lower trading volumes that could lead to greater price volatility and illiquidity. Non-U.S. transaction costs, such as brokerage commissions and custody costs may be higher than in the United States. In addition, foreign markets can react differently to market, economic, industry, political, regulatory, and other conditions than the U.S. market.

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Growth Company Risk The prices of growth securities are often highly sensitive to market fluctuations because of their heavy dependence on future earnings or cash flow expectations, and can be more volatile than the market in general.
Large Company Risk Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund’s investments in large-capitalization stocks to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Small and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of small and medium-sized companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Their shares can be less liquid than those of larger companies, especially during market declines. Small and medium-sized companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.
Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.
Convertible Securities Risk Convertible securities are subject to the risks of both debt instruments and equity securities. The price of a convertible security may change in response to changes in price of the underlying equity security, the credit quality of the issuer, and interest rates. In general, the values of convertible securities tend to decline as interest rates rise and to rise when interest rates fall. A convertible security generally has less potential for gain or loss than the underlying equity security.
Liquidity Risk Certain securities may be difficult (or impossible) to sell or certain positions may be difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time. The Fund may not receive the proceeds from the sale of certain investments for an extended period.
Management Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses.
Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.
Preferred Stock Risk Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, changes in interest rates may adversely affect the value of a preferred stock that pays a fixed dividend.
Sector Risk The Fund may allocate more of its assets to particular industries or to particular economic, market, or industry sectors than to others. This could increase the volatility of the Fund’s portfolio, and the Fund’s performance may be more susceptible to developments affecting issuers in those industries or sectors than if the Fund invested more broadly.
Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.
Performance Information
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class R5 shares. The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Performance for Class I and Class R4 shares of the Fund for periods prior to their inception date (04/01/14) is

− 46 −

based on the performance of Class R5 shares, adjusted for Class R4 shares to reflect Class R4 expenses. Performance for Class A shares of the Fund reflects any applicable sales charge. The Fund’s name, investment objective, and investment strategy changed on February 22, 2012 to permit the Fund to become “actively” managed. Because the Fund was previously “passively” managed, the performance results shown would likely be different had the Fund’s current investment objective and investment strategy been in effect for the entire period for which performance results are presented. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.
Annual Performance
Class R5 Shares
Highest Quarter:	1Q ’12,	18.17%	Lowest Quarter:	4Q ’18,	–14.75%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class R5 only. After-tax returns for other classes will vary.
Average Annual Total Returns
(for the periods ended December 31, 2019)
		One Year	Five Years	Ten Years
Class R5	Return Before Taxes	33.20%	13.44%	14.56%
	Return After Taxes on Distributions	28.08%	9.76%	12.21%
	Return After Taxes on Distributions and Sales of Fund Shares	23.01%	10.01%	11.71%
Class I	Return Before Taxes	33.28%	13.56%	14.62%
Service Class	Return Before Taxes	33.00%	13.35%	14.44%
Administrative Class	Return Before Taxes	33.05%	13.26%	14.30%
Class A	Return Before Taxes	25.08%	11.64%	13.37%
Class R4	Return Before Taxes	32.69%	13.06%	14.15%
Class R3	Return Before Taxes	32.41%	12.76%	13.75%
Russell 1000® Growth Index (reflects no deduction for fees, expenses, or taxes)		36.39%	14.63%	15.22%
MANAGEMENT
Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)
Subadviser(s): Wellington Management Company LLP (“Wellington Management”)
Portfolio Manager(s):
Joel Thomson, CFA is a Managing Director and Equity Portfolio Manager at Wellington Management. He has managed the Fund since January 2019.
PURCHASE AND SALE OF FUND SHARES
Shares of the Fund are generally available to retirement plans, other institutional investors, and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone, or internet (available to certain customers).
TAX INFORMATION
The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains, unless you are an investor eligible for preferential tax treatment.

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PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MML Advisers or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary.
These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

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MassMutual Select Blue Chip Growth Fund
INVESTMENT OBJECTIVE
This Fund seeks growth of capital over the long term.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class beginning on page 144 of the Fund’s Prospectus or from your financial professional.
Shareholder Fees (fees paid directly from your investment)
	Class I	Class R5	Service Class	Adminis- trative Class	Class A	Class R4	Class R3
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	None	5.50%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class R5	Service Class	Adminis- trative Class	Class A	Class R4	Class R3
Management Fees	.61%	.61%	.61%	.61%	.61%	.61%	.61%
Distribution and Service (Rule 12b-1) Fees	None	None	None	None	.25%	.25%	.50%
Other Expenses	.03%	.13%	.23%	.33%	.33%	.23%	.23%
Total Annual Fund Operating Expenses	.64%	.74%	.84%	.94%	1.19%	1.09%	1.34%
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I	$65	$205	$357	$798
Class R5	$76	$237	$411	$918
Service Class	$86	$268	$466	$1,037
Administrative Class	$96	$300	$520	$1,155
Class A	$665	$907	$1,168	$1,914
Class R4	$111	$347	$601	$1,329
Class R3	$136	$425	$734	$1,613
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 25% of the average value of its portfolio.
INVESTMENTS, RISKS, AND PERFORMANCE
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of net assets (plus the amount of any borrowings for investment purposes) in the common stocks of large- and medium-sized blue chip growth companies. The Fund is managed by two subadvisers, each being responsible for a portion of the portfolio, although they may manage different amounts of the Fund’s assets. The Fund’s subadvisers, T. Rowe Price Associates, Inc. (“T. Rowe Price”) and Loomis, Sayles & Company, L.P. (“Loomis Sayles”), currently define blue chip growth companies to mean firms that, in their view, are well-established in their industries and have the potential for above-average earnings growth. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, rights, and warrants. While most assets will be invested in equity securities of U.S. companies, the Fund may also invest up to 20% of its total assets in foreign securities and American Depositary Receipts (“ADRs”), including emerging market securities. The Fund may at times have significant exposure to

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one or more industries or sectors. The Fund may hold a portion of its assets in cash or cash equivalents.
In selecting securities, T. Rowe Price generally seeks to identify companies with a leading market position, seasoned management, and strong financial fundamentals. T. Rowe Price believes that solid company fundamentals (with an emphasis on strong growth in earnings per share or operating cash flow) combined with a positive industry outlook may potentially reward investors with strong investment performance. It is anticipated that some of the companies targeted will have good prospects for dividend growth and T. Rowe Price may at times invest significantly in stocks of information technology companies. T. Rowe Price may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.
In pursuing the Fund’s investment objective, T. Rowe Price has the discretion to purchase some securities that do not meet its normal investment criteria described above, when it believes there is an opportunity for substantial appreciation (such as, for example, T. Rowe Price believes a security could increase in value as a result of a change in management, an extraordinary corporate event, a new product introduction or innovation, or a favorable competitive development).
In selecting securities, Loomis Sayles emphasizes companies with sustainable competitive advantages, long-term structural growth drivers, attractive cash flow returns on invested capital, and management teams focused on creating long-term value for shareholders. Loomis Sayles aims to invest in companies when they trade at a significant discount to Loomis Sayles’ estimate of intrinsic value. Loomis Sayles will consider selling a portfolio investment when (i) it believes an unfavorable structural change occurs within a given business or the markets in which it operates, (ii) a critical underlying investment assumption is flawed, (iii) a more attractive reward-to-risk opportunity becomes available, (iv) the current price fully reflects intrinsic value, or (v) for other investment reasons which it deems appropriate.
Principal Risks
The following are the Principal Risks of the Fund. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund. Certain risks relating to instruments and strategies used in the management of the Fund are placed first. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, or investor confidence, or announcements of economic, political, or financial information.
Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, industry, political, regulatory, and other conditions. Political, social, diplomatic, and economic developments, U.S. and foreign government action such as the imposition of currency or capital blockages, controls, or tariffs, economic and trade sanctions or embargoes, security suspensions, entering or exiting trade or other intergovernmental agreements, or the expropriation or nationalization of assets in a particular country, can cause dramatic declines in certain or all securities with exposure to that country and other countries. In the event of nationalization, expropriation, or other confiscation, the Fund could lose its entire foreign investment in a particular country. There may be quotas or other limits on the ability of the Fund (or clients of the Fund’s investment adviser or subadviser) to invest or maintain investments in securities of issuers in certain countries. Enforcing legal rights can be more difficult, costly, and limited in certain foreign countries, and can be particularly difficult against foreign governments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by changes in currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies

− 50 −

are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates. Frontier markets, a subset of emerging markets, generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to having abrupt changes in currency values, less mature markets and settlement practices, and lower trading volumes that could lead to greater price volatility and illiquidity. Non-U.S. transaction costs, such as brokerage commissions and custody costs may be higher than in the United States. In addition, foreign markets can react differently to market, economic, industry, political, regulatory, and other conditions than the U.S. market.
Growth Company Risk The prices of growth securities are often highly sensitive to market fluctuations because of their heavy dependence on future earnings or cash flow expectations, and can be more volatile than the market in general.
Large Company Risk Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund’s investments in large-capitalization stocks to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Small and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of small and medium-sized companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Their shares can be less liquid than those of larger companies, especially during market declines. Small and medium-sized companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.
Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.
Convertible Securities Risk Convertible securities are subject to the risks of both debt instruments and equity securities. The price of a convertible security may change in response to changes in price of the underlying equity security, the credit quality of the issuer, and interest rates. In general, the values of convertible securities tend to decline as interest rates rise and to rise when interest rates fall. A convertible security generally has less potential for gain or loss than the underlying equity security.
Liquidity Risk Certain securities may be difficult (or impossible) to sell or certain positions may be difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time. The Fund may not receive the proceeds from the sale of certain investments for an extended period.
Management Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses.
Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.
Preferred Stock Risk Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer.

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In addition, changes in interest rates may adversely affect the value of a preferred stock that pays a fixed dividend.
Sector Risk The Fund may allocate more of its assets to particular industries or to particular economic, market, or industry sectors than to others. This could increase the volatility of the Fund’s portfolio, and the Fund’s performance may be more susceptible to developments affecting issuers in those industries or sectors than if the Fund invested more broadly.
Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.
Performance Information
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class R5 shares. The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance and an additional index that provides a comparison for the Fund’s returns without regard to investment style (S&P 500® Index). Performance for Class I and Class R4 shares of the Fund for periods prior to their inception date (04/01/14) is based on the performance of Class R5 shares, adjusted for Class R4 shares to reflect Class R4 expenses. Performance for Class A shares of the Fund reflects any applicable sales charge. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.
Annual Performance
Class R5 Shares
Highest Quarter:	1Q ’12,	18.59%	Lowest Quarter:	3Q ’11,	–13.48%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class R5 only. After-tax returns for other classes will vary.
Average Annual Total Returns
(for the periods ended December 31, 2019)
		One Year	Five Years	Ten Years
Class R5	Return Before Taxes	30.75%	14.96%	15.83%
	Return After Taxes on Distributions	29.03%	12.88%	14.41%
	Return After Taxes on Distributions and Sales of Fund Shares	19.36%	11.47%	13.01%
Class I	Return Before Taxes	30.89%	15.09%	15.89%
Service Class	Return Before Taxes	30.60%	14.85%	15.73%
Administrative Class	Return Before Taxes	30.54%	14.75%	15.59%
Class A	Return Before Taxes	22.97%	13.17%	14.67%
Class R4	Return Before Taxes	30.27%	14.57%	15.44%
Class R3	Return Before Taxes	29.97%	14.29%	15.06%
Russell 1000® Growth Index (reflects no deduction for fees, expenses, or taxes)		36.39%	14.63%	15.22%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)		31.49%	11.70%	13.56%
MANAGEMENT
Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)
Subadviser(s): T. Rowe Price Associates, Inc. (“T. Rowe Price”)
Loomis, Sayles & Company, L.P. (“Loomis Sayles”)

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Portfolio Manager(s):
Larry J. Puglia, CFA, CPA is a Vice President at T. Rowe Price. He has managed the Fund since February 2006.
Aziz V. Hamzaogullari, CFA is the Chief Investment Officer of the Growth Equity Strategies Team, an Executive Vice President, and a member of the Board of Directors at Loomis Sayles. He has managed the Fund since January 2015.
PURCHASE AND SALE OF FUND SHARES
Shares of the Fund are generally available to retirement plans, other institutional investors, and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone, or internet (available to certain customers).
TAX INFORMATION
The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains, unless you are an investor eligible for preferential tax treatment.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MML Advisers or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

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MassMutual Select Growth Opportunities Fund
INVESTMENT OBJECTIVE
This Fund seeks long-term capital appreciation.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class beginning on page 144 of the Fund’s Prospectus or from your financial professional.
Shareholder Fees (fees paid directly from your investment)
	Class I	Class R5	Service Class	Adminis- trative Class	Class A	Class R4	Class R3
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	None	5.50%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class R5	Service Class	Adminis- trative Class	Class A	Class R4	Class R3
Management Fees	.71%	.71%	.71%	.71%	.71%	.71%	.71%
Distribution and Service (Rule 12b-1) Fees	None	None	None	None	.25%	.25%	.50%
Other Expenses	.05%	.15%	.25%	.35%	.35%	.25%	.25%
Total Annual Fund Operating Expenses	.76%	.86%	.96%	1.06%	1.31%	1.21%	1.46%
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I	$78	$243	$422	$942
Class R5	$88	$274	$477	$1,061
Service Class	$98	$306	$531	$1,178
Administrative Class	$108	$337	$585	$1,294
Class A	$676	$942	$1,229	$2,042
Class R4	$123	$384	$665	$1,466
Class R3	$149	$462	$797	$1,746
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 33% of the average value of its portfolio.
INVESTMENTS, RISKS, AND PERFORMANCE
Principal Investment Strategies
This Fund seeks to achieve its objective by investing primarily in equity securities of U.S. companies that the Fund’s subadvisers believe offer the potential for long-term growth. Under normal market conditions, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, rights, and warrants. The Fund typically invests most of its assets in mid- and large-capitalization equity securities of U.S. companies, but may invest up to 20% of its total assets in foreign securities and American Depositary Receipts (“ADRs”), including emerging market securities. The Fund may at times have significant exposure to one or more industries or sectors. The Fund may hold a portion of its assets in cash or cash equivalents.
The Fund is managed by two subadvisers, Sands Capital Management, LLC (“Sands Capital”) and Jackson Square Partners, LLC (“Jackson Square”), each being responsible for a portion of the

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portfolio, although they may manage different amounts of the Fund’s assets. Sands Capital seeks long-term capital appreciation by investing in stocks believed to have potential for dramatic wealth creation using bottom-up, fundamental research and focusing on six key investment criteria: sustainable, above average earnings growth, a leadership position in a promising business space, significant competitive advantages/unique business franchise, a clear mission and value-added focus, financial strength, and rational valuation relative to the market and business prospects. Sands Capital does not typically invest in companies with market capitalizations less than $1 billion. Jackson Square seeks to select securities that it believes are undervalued in relation to their intrinsic value, as indicated by multiple factors, including the return on capital above its cost of capital. Jackson Square will normally invest in common stocks of companies with market capitalizations of at least $3 billion at the time of purchase. Each subadviser may sell securities for a variety of reasons, such as, if, in its judgment, the prospects for future growth diminish, a more attractive opportunity is identified, if fundamentals unexpectedly change, or if valuations are stretched past fair value.
Principal Risks
The following are the Principal Risks of the Fund. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund. Certain risks relating to instruments and strategies used in the management of the Fund are placed first. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, or investor confidence, or announcements of economic, political, or financial information.
Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, industry, political, regulatory, and other conditions. Political, social, diplomatic, and economic developments, U.S. and foreign government action such as the imposition of currency or capital blockages, controls, or tariffs, economic and trade sanctions or embargoes, security suspensions, entering or exiting trade or other intergovernmental agreements, or the expropriation or nationalization of assets in a particular country, can cause dramatic declines in certain or all securities with exposure to that country and other countries. In the event of nationalization, expropriation, or other confiscation, the Fund could lose its entire foreign investment in a particular country. There may be quotas or other limits on the ability of the Fund (or clients of the Fund’s investment adviser or subadviser) to invest or maintain investments in securities of issuers in certain countries. Enforcing legal rights can be more difficult, costly, and limited in certain foreign countries, and can be particularly difficult against foreign governments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by changes in currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates. Frontier markets, a subset of emerging markets, generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to having abrupt changes in currency values, less mature markets and settlement practices, and lower trading volumes that could

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lead to greater price volatility and illiquidity. Non-U.S. transaction costs, such as brokerage commissions and custody costs may be higher than in the United States. In addition, foreign markets can react differently to market, economic, industry, political, regulatory, and other conditions than the U.S. market.
Growth Company Risk The prices of growth securities are often highly sensitive to market fluctuations because of their heavy dependence on future earnings or cash flow expectations, and can be more volatile than the market in general.
Large Company Risk Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund’s investments in large-capitalization stocks to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Small and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of small and medium-sized companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Their shares can be less liquid than those of larger companies, especially during market declines. Small and medium-sized companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.
Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.
Convertible Securities Risk Convertible securities are subject to the risks of both debt instruments and equity securities. The price of a convertible security may change in response to changes in price of the underlying equity security, the credit quality of the issuer, and interest rates. In general, the values of convertible securities tend to decline as interest rates rise and to rise when interest rates fall. A convertible security generally has less potential for gain or loss than the underlying equity security.
Liquidity Risk Certain securities may be difficult (or impossible) to sell or certain positions may be difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time. The Fund may not receive the proceeds from the sale of certain investments for an extended period.
Management Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses.
Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.
Preferred Stock Risk Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, changes in interest rates may adversely affect the value of a preferred stock that pays a fixed dividend.
Sector Risk The Fund may allocate more of its assets to particular industries or to particular economic, market, or industry sectors than to others. This could increase the volatility of the Fund’s portfolio, and the Fund’s performance may be more susceptible to developments affecting issuers in those industries or sectors than if the Fund invested more broadly.
Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

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Performance Information
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class R5 shares. The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Performance for Class I shares of the Fund for periods prior to its inception date (12/07/11) is based on the performance of Class R5 shares. Performance for Class R4 shares of the Fund for periods prior to its inception date (04/01/14) is based on the performance of Class R5 shares, adjusted for Class R4 expenses. Performance for Class A shares of the Fund reflects any applicable sales charge. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.
Annual Performance
Class R5 Shares
Highest Quarter:	1Q ’12,	20.14%	Lowest Quarter:	4Q ’18,	–15.72%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class R5 only. After-tax returns for other classes will vary.
Average Annual Total Returns
(for the periods ended December 31, 2019)
		One Year	Five Years	Ten Years
Class R5	Return Before Taxes	30.20%	11.24%	14.70%
	Return After Taxes on Distributions	21.03%	6.65%	11.95%
	Return After Taxes on Distributions and Sales of Fund Shares	24.12%	8.22%	11.90%
Class I	Return Before Taxes	30.35%	11.35%	15.09%
Service Class	Return Before Taxes	30.19%	11.15%	14.59%
Administrative Class	Return Before Taxes	29.87%	11.02%	14.44%
Class A	Return Before Taxes	22.53%	9.49%	13.50%
Class R4	Return Before Taxes	29.68%	10.85%	14.30%
Class R3	Return Before Taxes	29.73%	10.61%	13.93%
Russell 1000® Growth Index (reflects no deduction for fees, expenses, or taxes)		36.39%	14.63%	15.22%

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MANAGEMENT
Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)
Subadviser(s): Sands Capital Management, LLC (“Sands Capital”)
Jackson Square Partners, LLC (“Jackson Square”)
Portfolio Manager(s):
Wesley A. Johnston, CFA is a Portfolio Manager and Senior Research Analyst at Sands Capital. He has managed the Fund since January 2016.
Frank M. Sands, CFA is the Chief Investment Officer and Chief Executive Officer at Sands Capital. He has managed the Fund since January 2004.
A. Michael Sramek, CFA is a Research Analyst, Senior Portfolio Manager, and Managing Director at Sands Capital. He has managed the Fund since June 2013.
Thomas H. Trentman, CFA is a Portfolio Manager and Research Analyst at Sands Capital. He has managed the Fund since November 2017.
Christopher J. Bonavico, CFA is a Portfolio Manager and Analyst at Jackson Square. He has managed the Fund since June 2006.
Christopher M. Ericksen, CFA is a Portfolio Manager and Analyst at Jackson Square. He has managed the Fund since June 2006.
William Montana is a Portfolio Manager and Analyst at Jackson Square. He has managed the Fund since January 2019.
Daniel J. Prislin, CFA is a Portfolio Manager and Analyst at Jackson Square. He has managed the Fund since June 2006.
Jeffrey S. Van Harte, CFA is the Chairman and Chief Investment Officer at Jackson Square. He has managed the Fund since June 2006.
PURCHASE AND SALE OF FUND SHARES
Shares of the Fund are generally available to retirement plans, other institutional investors, and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone, or internet (available to certain customers).
TAX INFORMATION
The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains, unless you are an investor eligible for preferential tax treatment.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MML Advisers or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

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MassMutual Select Mid-Cap Value Fund
INVESTMENT OBJECTIVE
This Fund seeks growth of capital over the long-term.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class beginning on page 144 of the Fund’s Prospectus or from your financial professional.
Shareholder Fees (fees paid directly from your investment)
	Class I	Class R5	Service Class	Adminis- trative Class	Class A	Class R4	Class R3
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	None	5.50%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class R5	Service Class	Adminis- trative Class	Class A	Class R4	Class R3
Management Fees	.70%	.70%	.70%	.70%	.70%	.70%	.70%
Distribution and Service (Rule 12b-1) Fees	None	None	None	None	.25%	.25%	.50%
Other Expenses	.31%	.41%	.51%	.61%	.61%	.51%	.51%
Total Annual Fund Operating Expenses	1.01%	1.11%	1.21%	1.31%	1.56%	1.46%	1.71%
Expense Reimbursement	(.20%)	(.20%)	(.20%)	(.20%)	(.20%)	(.20%)	(.20%)
Total Annual Fund Operating Expenses after Expense Reimbursement(1)	.81%	.91%	1.01%	1.11%	1.36%	1.26%	1.51%
(1)
The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through January 31, 2021, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed .80%, .90%, 1.00%, 1.10%, 1.35%, 1.25%, and 1.50% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively. The Total Annual Fund Operating Expenses after Expense Reimbursement shown in the above table may exceed these amounts, because, as noted in the previous sentence, certain fees and expenses are excluded from the cap. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MML Advisers.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I	$83	$302	$538	$1,218
Class R5	$93	$333	$592	$1,334
Service Class	$103	$364	$646	$1,448
Administrative Class	$113	$395	$699	$1,562
Class A	$681	$997	$1,335	$2,288
Class R4	$128	$442	$778	$1,729
Class R3	$154	$519	$909	$2,003
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 54% of the average value of its portfolio.
INVESTMENTS, RISKS, AND PERFORMANCE
Principal Investment Strategies
The Fund invests primarily in equity securities of mid-capitalization companies that the Fund’s subadviser, American Century Investment Management, Inc. (“American Century”), believes are undervalued. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, stock futures contracts, stock index futures contracts,

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rights, and warrants. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the stocks of mid-cap companies. The Fund’s subadviser currently defines “mid-cap” companies as those whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 1000® Index, excluding the largest 100 companies (as of December 31, 2019, between $824 million and $63.10 billion). The Fund’s subadviser intends to manage the Fund so that its dollar-weighted average market capitalization falls within the market capitalization range of companies included in the Russell Midcap® Index (as of December 31, 2019, between $824 million and $78.72 billion). The Fund typically invests most of its assets in equity securities of U.S. companies, but may gain exposure to non-U.S. issuers, including emerging markets issuers, through the purchase of foreign securities and American Depositary Receipts (“ADRs”). The Fund may also invest a portion of its assets in real estate investment trusts (“REITs”). The Fund may use futures contracts as a substitute for direct investments in equity securities. The Fund may but will not necessarily engage in foreign currency forward contracts to seek to hedge or to attempt to protect against adverse changes in currency exchange rates. Use of derivatives by the Fund may create investment leverage. The Fund may invest a portion of its assets in debt securities of companies and debt obligations of governments and their agencies, and other similar securities. The Fund may at times have significant exposure to one or more industries or sectors. The Fund may hold a portion of its assets in cash or cash equivalents.
In selecting investments for the Fund, the Fund’s subadviser seeks to identify stocks of companies that it believes are undervalued at the time of purchase. American Century uses a value investment strategy that looks for companies that are temporarily out of favor in the market. American Century attempts to purchase the stocks of these undervalued companies and hold each stock until it has returned to favor in the market and the stock’s price has increased to, or is higher than, a level the managers believe more accurately reflects the fair value of the company. Companies may be undervalued due to market declines, poor economic conditions, actual or anticipated bad news regarding the issuer or its industry, or because they have been overlooked by the market. To identify these companies, American Century looks for companies with earnings, cash flows, and/or assets that may not be accurately reflected in the companies’ values, as determined by the managers. The managers also may consider whether the companies’ securities have a favorable income-paying history and whether income payments are expected to continue or increase.
American Century may sell a stock from the Fund if, for example, in its judgment, a stock no longer meets its valuation criteria, a stock’s risk parameters outweigh its return opportunity, more attractive alternatives are identified, or specific events alter a stock’s prospects.
The Fund expects that it will engage in active and frequent trading and so will typically have a relatively high portfolio turnover rate.
Principal Risks
The following are the Principal Risks of the Fund. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund. Certain risks relating to instruments and strategies used in the management of the Fund are placed first. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, or investor confidence, or announcements of economic, political, or financial information.
Small and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of small and medium-sized companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Their shares can be less liquid than those of larger companies, especially during market declines. Small and medium-sized companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.

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Derivatives Risk Derivatives can be highly volatile and involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect or benefit anticipated. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Many derivatives are traded in the over-the-counter market and not on exchanges.
Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, industry, political, regulatory, and other conditions. Political, social, diplomatic, and economic developments, U.S. and foreign government action such as the imposition of currency or capital blockages, controls, or tariffs, economic and trade sanctions or embargoes, security suspensions, entering or exiting trade or other intergovernmental agreements, or the expropriation or nationalization of assets in a particular country, can cause dramatic declines in certain or all securities with exposure to that country and other countries. In the event of nationalization, expropriation, or other confiscation, the Fund could lose its entire foreign investment in a particular country. There may be quotas or other limits on the ability of the Fund (or clients of the Fund’s investment adviser or subadviser) to invest or maintain investments in securities of issuers in certain countries. Enforcing legal rights can be more difficult, costly, and limited in certain foreign countries, and can be particularly difficult against foreign governments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by changes in currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates. Frontier markets, a subset of emerging markets, generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to having abrupt changes in currency values, less mature markets and settlement practices, and lower trading volumes that could lead to greater price volatility and illiquidity. Non-U.S. transaction costs, such as brokerage commissions and custody costs may be higher than in the United States. In addition, foreign markets can react differently to market, economic, industry, political, regulatory, and other conditions than the U.S. market.
Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock the investment adviser or subadviser judges to be undervalued may actually be appropriately priced.
Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.
Convertible Securities Risk Convertible securities are subject to the risks of both debt instruments and equity securities. The price of a convertible security may change in response to changes in price of the underlying equity security, the credit quality of the issuer, and interest rates. In general, the values of convertible securities tend to decline as interest rates rise and to rise when interest rates fall. A convertible security generally has less potential for gain or loss than the underlying equity security.
Credit Risk Credit risk is the risk that an issuer, guarantor, or liquidity provider of a fixed income

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security held by the Fund may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The Fund may also be exposed to the credit risk of its counterparty to repurchase agreements, reverse repurchase agreements, swap transactions, and other derivatives transactions, and to the counterparty’s ability or willingness to perform in accordance with the terms of the transaction. The value of such transactions to the Fund will depend on the willingness and ability of the counterparty to perform its obligations, including among other things the obligation to return collateral or margin to the Fund.
Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Certain events, such as market or economic developments, regulatory or government actions, natural disasters, terrorist attacks, war, and other geopolitical events can have a dramatic adverse effect on the debt market and the overall liquidity of the market for fixed income securities. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. Fixed income securities are subject to interest rate risk (the risk that the value of a fixed income security will fall when interest rates rise), extension risk (the risk that the average life of a security will be extended through a slowing of principal payments), prepayment risk (the risk that a security will be prepaid and the Fund will be required to reinvest at a less favorable rate), and credit risk.
Frequent Trading/Portfolio Turnover Risk Portfolio turnover generally involves some expense to the Fund and may result in the realization of taxable capital gains (including short-term gains). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.
Liquidity Risk Certain securities may be difficult (or impossible) to sell or certain positions may be difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time. The Fund may not receive the proceeds from the sale of certain investments for an extended period.
Management Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses.
Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.
Preferred Stock Risk Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, changes in interest rates may adversely affect the value of a preferred stock that pays a fixed dividend.
REIT Risk Investments in REITs may be subject to risks similar to those associated with direct investment in real estate, as well as additional risks associated with equity investments. As a shareholder in a REIT, the Fund, and indirectly the Fund’s shareholders, would bear its ratable share of the REIT’s expenses and would at the same time continue to pay its own fees and expenses.
Sector Risk The Fund may allocate more of its assets to particular industries or to particular economic, market, or industry sectors than to others. This could increase the volatility of the Fund’s portfolio, and the Fund’s performance may

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be more susceptible to developments affecting issuers in those industries or sectors than if the Fund invested more broadly.
Sovereign Debt Obligations Risk Investments in debt securities issued by governments or by government agencies and instrumentalities involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. Many sovereign debt obligations may be rated below investment grade (“junk” or “high yield” bonds). Any restructuring of a sovereign debt obligation held by the Fund will likely have a significant adverse effect on the value of the obligation. In the event of default of sovereign debt, the Fund may be unable to pursue legal action against the sovereign issuer or to realize on collateral securing the debt.
Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.
Performance Information
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class R5 shares. The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Performance for Class I shares of the Fund for periods prior to its inception (12/07/11) is based on the performance of Class R5 shares. Performance for Class R4 shares of the Fund for periods prior to its inception date (04/01/14) is based on the performance of Class R5 shares, adjusted for Class R4 expenses. Performance for Class A shares of the Fund reflects any applicable sales charge. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.
Annual Performance
Class R5 Shares
Highest Quarter:	1Q ’13,	13.49%	Lowest Quarter:	3Q ’11,	–19.78%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class R5 only. After-tax returns for other classes will vary.
Average Annual Total Returns
(for the periods ended December 31, 2019)
		One Year	Five Years	Ten Years
Class R5	Return Before Taxes	29.11%	7.80%	11.23%
	Return After Taxes on Distributions	28.54%	4.84%	9.54%
	Return After Taxes on Distributions and Sales of Fund Shares	17.53%	5.28%	8.83%
Class I	Return Before Taxes	29.25%	7.92%	11.34%
Service Class	Return Before Taxes	29.05%	7.69%	11.12%
Administrative Class	Return Before Taxes	28.96%	7.60%	10.97%
Class A	Return Before Taxes	21.40%	6.11%	10.08%
Class R4	Return Before Taxes	28.57%	7.42%	10.85%
Class R3	Return Before Taxes	28.38%	7.17%	10.49%
Russell Midcap Value Index (reflects no deduction for fees, expenses, or taxes)		27.06%	7.62%	12.41%

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MANAGEMENT
Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)
Subadviser(s): American Century Investment Management, Inc. (“American Century”)
Portfolio Manager(s):
Phillip N. Davidson, CFA is a Senior Vice President and Executive Portfolio Manager at American Century. He has managed the Fund since September 2015.
Michael Liss, CFA is a Vice President and Senior Portfolio Manager at American Century. He has managed the Fund since September 2015.
Kevin Toney, CFA is the Chief Investment Officer - Global Value Equity, a Senior Vice President, and a Senior Portfolio Manager at American Century. He has managed the Fund since September 2015.
Brian Woglom, CFA is a Vice President and Senior Portfolio Manager at American Century. He has managed the Fund since September 2015.
PURCHASE AND SALE OF FUND SHARES
Shares of the Fund are generally available to retirement plans, other institutional investors, and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone, or internet (available to certain customers).
TAX INFORMATION
The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains, unless you are an investor eligible for preferential tax treatment.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MML Advisers or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

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MassMutual Select Small Cap Value Equity Fund
INVESTMENT OBJECTIVE
This Fund seeks to maximize total return through investment primarily in small capitalization equity securities.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class beginning on page 144 of the Fund’s Prospectus or from your financial professional.
Shareholder Fees (fees paid directly from your investment)
	Class I	Class R5	Service Class	Adminis- trative Class	Class A	Class R4	Class R3
Maximum Sales Charge Imposed (Load) on Purchases (as a % of offering price)	None	None	None	None	5.50%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class R5	Service Class	Adminis- trative Class	Class A	Class R4	Class R3
Management Fees	.75%	.75%	.75%	.75%	.75%	.75%	.75%
Distribution and Service (Rule 12b-1) Fees	None	None	None	None	.25%	.25%	.50%
Other Expenses	.22%	.32%	.42%	.52%	.52%	.42%	.42%
Total Annual Fund Operating Expenses	.97%	1.07%	1.17%	1.27%	1.52%	1.42%	1.67%
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I	$99	$309	$536	$1,190
Class R5	$109	$340	$590	$1,306
Service Class	$119	$372	$644	$1,420
Administrative Class	$129	$403	$697	$1,534
Class A	$696	$1,004	$1,333	$2,263
Class R4	$145	$449	$776	$1,702
Class R3	$170	$526	$907	$1,976
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 30% of the average value of its portfolio.
INVESTMENTS, RISKS, AND PERFORMANCE
Principal Investment Strategies
The Fund invests primarily in common stocks of small-capitalization companies that the Fund’s subadvisers believe are undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 2000® Index or the S&P SmallCap 600 Index (as of December 31, 2019, between $13 million and $8.34 billion). Equity securities may include common stocks, preferred stock, rights, and warrants. The Fund typically invests most of its assets in U.S. companies, but may invest up to 20% of its total assets in foreign securities, including emerging market securities. The Fund may at times have significant exposure to one or more industries or sectors. The Fund may hold a portion of its assets in cash or cash equivalents.
The Fund is managed by two subadvisers, Wellington Management Company LLP (“Wellington Management”) and Barrow, Hanley, Mewhinney & Strauss, LLC. (“Barrow Hanley”),

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each being responsible for a portion of the portfolio, although they may manage different amounts of the Fund’s assets. Each subadviser employs a value-based investment approach and may perform a number of analyses in considering whether to buy or sell a security for the Fund. In selecting investments for the Fund, Wellington Management generally employs a bottom-up stock selection process that utilizes proprietary, fundamental research to identify companies it considers to be undervalued and to have the potential for significant longer-term returns. In selecting securities for the Fund, Barrow Hanley typically seeks to exploit market inefficiencies by using proprietary research to identify small capitalization companies that it considers to be undervalued and to have the potential to generate superior returns while subjecting the Fund to below average levels of risk. Each subadviser may consider selling a stock for the Fund if, in its judgment, the security has reached its target price, has failed to perform as expected, or other opportunities appear more attractive.
Principal Risks
The following are the Principal Risks of the Fund. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund. Certain risks relating to instruments and strategies used in the management of the Fund are placed first. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, or investor confidence, or announcements of economic, political, or financial information.
Small and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of small and medium-sized companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Their shares can be less liquid than those of larger companies, especially during market declines. Small and medium-sized companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.
Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, industry, political, regulatory, and other conditions. Political, social, diplomatic, and economic developments, U.S. and foreign government action such as the imposition of currency or capital blockages, controls, or tariffs, economic and trade sanctions or embargoes, security suspensions, entering or exiting trade or other intergovernmental agreements, or the expropriation or nationalization of assets in a particular country, can cause dramatic declines in certain or all securities with exposure to that country and other countries. In the event of nationalization, expropriation, or other confiscation, the Fund could lose its entire foreign investment in a particular country. There may be quotas or other limits on the ability of the Fund (or clients of the Fund’s investment adviser or subadviser) to invest or maintain investments in securities of issuers in certain countries. Enforcing legal rights can be more difficult, costly, and limited in certain foreign countries, and can be particularly difficult against foreign governments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by changes in currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political,

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economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates. Frontier markets, a subset of emerging markets, generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to having abrupt changes in currency values, less mature markets and settlement practices, and lower trading volumes that could lead to greater price volatility and illiquidity. Non-U.S. transaction costs, such as brokerage commissions and custody costs may be higher than in the United States. In addition, foreign markets can react differently to market, economic, industry, political, regulatory, and other conditions than the U.S. market.
Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock the investment adviser or subadviser judges to be undervalued may actually be appropriately priced.
Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.
Liquidity Risk Certain securities may be difficult (or impossible) to sell or certain positions may be difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time. The Fund may not receive the proceeds from the sale of certain investments for an extended period.
Management Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses.
Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.
Preferred Stock Risk Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, changes in interest rates may adversely affect the value of a preferred stock that pays a fixed dividend.
Sector Risk The Fund may allocate more of its assets to particular industries or to particular economic, market, or industry sectors than to others. This could increase the volatility of the Fund’s portfolio, and the Fund’s performance may be more susceptible to developments affecting issuers in those industries or sectors than if the Fund invested more broadly.
Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.
Performance Information
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class R5 shares. The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Performance for Class I, Class R4, and Class R3 shares of the Fund for periods prior to their inception date (04/01/14) is based on the performance of Class R5 shares, adjusted for Class R4 and Class R3 shares to reflect Class R4 and Class R3 expenses, respectively. Performance for Class A shares of the Fund reflects any applicable sales charge. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.

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Annual Performance
Class R5 Shares
Highest Quarter:	4Q ’11,	20.75%	Lowest Quarter:	3Q ’11,	–24.50%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class R5 only. After-tax returns for other classes will vary.
Average Annual Total Returns
(for the periods ended December 31, 2019)
		One Year	Five Years	Ten Years
Class R5	Return Before Taxes	26.49%	7.32%	12.05%
	Return After Taxes on Distributions	23.85%	4.14%	10.32%
	Return After Taxes on Distributions and Sales of Fund Shares	17.52%	5.37%	9.85%
Class I	Return Before Taxes	26.53%	7.41%	12.10%
Service Class	Return Before Taxes	26.24%	7.20%	11.95%
Administrative Class	Return Before Taxes	26.12%	7.09%	11.78%
Class A	Return Before Taxes	18.97%	5.63%	10.90%
Class R4	Return Before Taxes	26.00%	6.93%	11.65%
Class R3	Return Before Taxes	25.70%	6.67%	11.38%
Russell 2000 Value Index (no deduction for fees, expenses, or taxes)		22.39%	6.99%	10.56%
MANAGEMENT
Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)
Subadviser(s): Wellington Management Company LLP (“Wellington Management”)
Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow Hanley”)
Portfolio Manager(s):
Edmond C. Griffin, CFA is a Managing Director and Equity Portfolio Manager at Wellington Management. He has managed the Fund since February 2020.
Timothy J. McCormack, CFA is a Senior Managing Director and Equity Portfolio Manager at Wellington Management. He has managed the Fund since October 2009.
Shaun F. Pedersen is a Senior Managing Director and Equity Portfolio Manager at Wellington Management. He has managed the Fund since October 2009.
John P. Harloe, CFA is a Managing Director and Portfolio Manager at Barrow Hanley. He has managed the Fund since October 2009.
Coleman Hubbard, CFA is a Director and Portfolio Manager at Barrow Hanley. He has managed the Fund since January 2020.
James S. McClure, CFA is a Managing Director and Portfolio Manager at Barrow Hanley. He has managed the Fund since October 2009.
PURCHASE AND SALE OF FUND SHARES
Shares of the Fund are generally available to retirement plans, other institutional investors, and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone, or internet (available to certain customers).
TAX INFORMATION
The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains, unless you are an investor eligible for preferential tax treatment.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MML Advisers or its affiliates, or

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others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

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MassMutual Select Small Company Value Fund
INVESTMENT OBJECTIVE
The Fund seeks to achieve long-term growth of capital by investing primarily in a diversified portfolio of equity securities of smaller companies.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class beginning on page 144 of the Fund’s Prospectus or from your financial professional.
Shareholder Fees (fees paid directly from your investment)
	Class I	Class R5	Service Class	Adminis- trative Class	Class A	Class R4	Class R3
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	None	5.50%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class R5	Service Class	Adminis- trative Class	Class A	Class R4	Class R3
Management Fees	.85%	.85%	.85%	.85%	.85%	.85%	.85%
Distribution and Service (Rule 12b-1) Fees	None	None	None	None	.25%	.25%	.50%
Other Expenses	.13%	.23%	.33%	.43%	.43%	.33%	.33%
Total Annual Fund Operating Expenses	.98%	1.08%	1.18%	1.28%	1.53%	1.43%	1.68%
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I	$100	$312	$542	$1,201
Class R5	$110	$343	$595	$1,317
Service Class	$120	$375	$649	$1,432
Administrative Class	$130	$406	$702	$1,545
Class A	$697	$1,007	$1,338	$2,273
Class R4	$146	$452	$782	$1,713
Class R3	$171	$530	$913	$1,987
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 146% of the average value of its portfolio.
INVESTMENTS, RISKS, AND PERFORMANCE
Principal Investment Strategies
The Fund invests primarily in equity securities that the Fund’s subadvisers consider to be undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 2000® Index or the S&P SmallCap 600 Index (as of December 31, 2019, between $13 million and $8.34 billion). Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, rights, and warrants. The Fund typically invests most of its assets in equity securities of U.S. companies, but may invest in foreign securities and American Depositary Receipts (“ADRs”), including emerging market securities. The Fund generally will not invest more than 20% of its total assets in foreign securities. The Fund may invest in real estate investment trusts (“REITs”) and exchange-traded funds. The Fund may at times have significant exposure to one or more industries or sectors. The Fund may hold a portion of its assets in cash or cash equivalents.

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The Fund is managed by two subadvisers, AllianceBernstein L.P. (“AllianceBernstein”) and American Century Investment Management, Inc. (“American Century”), each being responsible for a portion of the portfolio, although they may manage different amounts of the Fund’s assets. Each subadviser employs a value-based investment approach and may perform a number of analyses in considering whether to buy or sell a security for the Fund.
AllianceBernstein seeks to invest primarily in a diversified portfolio of equity securities of small-sized companies that it determines, using its own fundamental value approach, to be undervalued. Using fundamental and quantitative research, AllianceBernstein seeks to identify companies whose ability to grow earnings over the long term does not appear to be reflected in their current market price. AllianceBernstein looks for companies with attractive valuation (e.g., low price to cash flow ratios) and compelling quality factors (e.g., return on equity), then ranks those stocks by their expected return. Returns and rankings are updated on a daily basis. The rankings are used to determine prospective candidates for further fundamental research and, subsequently, possible addition to the Fund. Typically, AllianceBernstein’s fundamental research analysts focus on the most attractive 40% of the companies in the small-capitalization universe as defined above. AllianceBernstein generally sells a security when it no longer meets appropriate valuation criteria, although sales may be delayed when return trends are favorable. Typically, growth in the size of a company’s market capitalization relative to other domestically traded companies will not cause AllianceBernstein to dispose of the security.
In selecting investments for the Fund, American Century seeks to identify stocks of companies that it believes are undervalued at the time of purchase. American Century attempts to purchase the stocks of these undervalued companies and hold each stock until it has returned to favor in the market and the stock’s price has increased to, or is higher than, a level the managers believe more accurately reflects the fair value of the company. Companies may be undervalued due to market declines, poor economic conditions, actual or anticipated bad news regarding the issuer or its industry, or because they have been overlooked by the market. To identify these companies, American Century looks for companies with earnings, cash flows, and/or assets that may not be accurately reflected in the companies’ stock prices or may be outside the companies’ historical ranges. The managers also may consider whether the companies’ securities have a favorable income-paying history and whether income payments are expected to continue or increase. American Century may sell a stock from the Fund if, for example, in its judgment, a stock no longer meets its valuation criteria, a stock’s risk parameters outweigh its return opportunity, more attractive alternatives are identified, or specific events alter a stock’s prospects.
The Fund expects that it will engage in active and frequent trading and so will typically have a relatively high portfolio turnover rate.
Principal Risks
The following are the Principal Risks of the Fund. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund. Certain risks relating to instruments and strategies used in the management of the Fund are placed first. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, or investor confidence, or announcements of economic, political, or financial information.
Small and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of small and medium-sized companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Their shares can be less liquid than those of larger companies, especially during market declines. Small and medium-sized companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.
Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of foreign issuers, securities of companies with significant

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foreign exposure, and foreign currencies can involve additional risks relating to market, industry, political, regulatory, and other conditions. Political, social, diplomatic, and economic developments, U.S. and foreign government action such as the imposition of currency or capital blockages, controls, or tariffs, economic and trade sanctions or embargoes, security suspensions, entering or exiting trade or other intergovernmental agreements, or the expropriation or nationalization of assets in a particular country, can cause dramatic declines in certain or all securities with exposure to that country and other countries. In the event of nationalization, expropriation, or other confiscation, the Fund could lose its entire foreign investment in a particular country. There may be quotas or other limits on the ability of the Fund (or clients of the Fund’s investment adviser or subadviser) to invest or maintain investments in securities of issuers in certain countries. Enforcing legal rights can be more difficult, costly, and limited in certain foreign countries, and can be particularly difficult against foreign governments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by changes in currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates. Frontier markets, a subset of emerging markets, generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to having abrupt changes in currency values, less mature markets and settlement practices, and lower trading volumes that could lead to greater price volatility and illiquidity. Non-U.S. transaction costs, such as brokerage commissions and custody costs may be higher than in the United States. In addition, foreign markets can react differently to market, economic, industry, political, regulatory, and other conditions than the U.S. market.
Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock the investment adviser or subadviser judges to be undervalued may actually be appropriately priced.
Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.
Convertible Securities Risk Convertible securities are subject to the risks of both debt instruments and equity securities. The price of a convertible security may change in response to changes in price of the underlying equity security, the credit quality of the issuer, and interest rates. In general, the values of convertible securities tend to decline as interest rates rise and to rise when interest rates fall. A convertible security generally has less potential for gain or loss than the underlying equity security.
Frequent Trading/Portfolio Turnover Risk Portfolio turnover generally involves some expense to the Fund and may result in the realization of taxable capital gains (including short-term gains). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.
Liquidity Risk Certain securities may be difficult (or impossible) to sell or certain positions may be difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time. The Fund may not receive the proceeds from the sale of certain investments for an extended period.
Management Risk The Fund relies on the manager’s investment analysis and its selection of

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investments to achieve its investment objective. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses.
Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.
Preferred Stock Risk Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, changes in interest rates may adversely affect the value of a preferred stock that pays a fixed dividend.
Quantitative Models Risk The portfolio managers use quantitative models as part of the idea generation process. Quantitative models are based upon many factors that measure individual securities relative to each other. Such models may not produce the intended results and can be adversely affected by errors or imperfections in the factors or the data on which measurements are based, changing sources of market return or market risk, or any technical issues with the design, construction, implementation, or maintenance of the models.
REIT Risk Investments in REITs may be subject to risks similar to those associated with direct investment in real estate, as well as additional risks associated with equity investments. As a shareholder in a REIT, the Fund, and indirectly the Fund’s shareholders, would bear its ratable share of the REIT’s expenses and would at the same time continue to pay its own fees and expenses.
Risk of Investment in Other Funds or Pools The Fund is indirectly exposed to all of the risks of the underlying funds, including ETFs, in which it invests, including the risk that the underlying funds will not perform as expected. The Fund indirectly pays a portion of the expenses incurred by the underlying funds.
Sector Risk The Fund may allocate more of its assets to particular industries or to particular economic, market, or industry sectors than to others. This could increase the volatility of the Fund’s portfolio, and the Fund’s performance may be more susceptible to developments affecting issuers in those industries or sectors than if the Fund invested more broadly.
Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.
Performance Information
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class R5 shares. The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance and an additional index that provides a comparison for the Fund’s returns without regard to investment style (Russell 2000 Index). Performance for Class I shares of the Fund for periods prior to its inception date (11/15/10) is based on the performance of Class R5 shares. Performance for Class R4 shares of the Fund for periods prior to its inception date (04/01/14) is based on the performance of Class R5 shares, adjusted for Class R4 expenses. Performance for Class A shares of the Fund reflects any applicable sales charge. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.
Annual Performance
Class R5 Shares
Highest Quarter:	4Q ’11,	16.48%	Lowest Quarter:	3Q ’11,	–20.63%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an

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investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class R5 only. After-tax returns for other classes will vary.
Average Annual Total Returns
(for the periods ended December 31, 2019)
		One Year	Five Years	Ten Years
Class R5	Return Before Taxes	22.19%	6.03%	9.78%
	Return After Taxes on Distributions	20.77%	2.52%	7.01%
	Return After Taxes on Distributions and Sales of Fund Shares	14.13%	4.05%	7.45%
Class I	Return Before Taxes	22.24%	6.13%	9.91%
Service Class	Return Before Taxes	22.08%	5.93%	9.70%
Administrative Class	Return Before Taxes	21.82%	5.82%	9.56%
Class A	Return Before Taxes	14.88%	4.36%	8.66%
Class R4	Return Before Taxes	21.72%	5.66%	9.40%
Class R3	Return Before Taxes	21.41%	5.40%	9.05%
Russell 2000 Value Index (reflects no deduction for fees, expenses, or taxes)		22.39%	6.99%	10.56%
Russell 2000 Index (reflects no deduction for fees, expenses, or taxes)		25.52%	8.23%	11.83%
MANAGEMENT
Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)
Subadviser(s): AllianceBernstein L.P. (“AllianceBernstein”)
American Century Investment Management, Inc. (“American Century”)
Portfolio Manager(s):
James W. MacGregor, CFA is Chief Investment Officer for U.S. Small and Mid-Cap Value Equities and a Portfolio Manager at AllianceBernstein. He has managed the Fund since June 2019.
Erik A. Turenchalk, CFA is a Senior Vice President for U.S. Small and Mid-Cap Value Equities and a Portfolio Manager at AllianceBernstein. He has managed the Fund since January 2020.
Jeff John, CFA is a Vice President and Senior Portfolio Manager at American Century. He has managed the Fund since June 2019.
Miles Lewis, CFA is a Vice President and Portfolio Manager at American Century. He has managed the Fund since June 2019.
PURCHASE AND SALE OF FUND SHARES
Shares of the Fund are generally available to retirement plan, other institutional investors, and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone, or internet (available to certain customers).
TAX INFORMATION
The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains, unless you are an investor eligible for preferential tax treatment.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MML Advisers or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

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MM S&P® Mid Cap Index Fund
INVESTMENT OBJECTIVE
The Fund seeks to provide investment results approximating (before fees and expenses) the aggregate price and dividend performance of the securities included in the Standard & Poor’s MidCap 400® Index (“S&P MidCap 400 Index”)*.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class beginning on page 144 of the Fund’s Prospectus or from your financial professional.
Shareholder Fees (fees paid directly from your investment)
	Class I	Class R5	Service Class	Adminis- trative Class	Class A	Class R4	Class R3
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	None	5.50%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class R5	Service Class	Adminis- trative Class	Class A	Class R4	Class R3
Management Fees	.10%	.10%	.10%	.10%	.10%	.10%	.10%
Distribution and Service (Rule 12b-1) Fees	None	None	None	None	.25%	.25%	.50%
Other Expenses	.08%	.18%	.33%	.43%	.43%	.33%	.33%
Total Annual Fund Operating Expenses	.18%	.28%	.43%	.53%	.78%	.68%	.93%
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I	$18	$58	$101	$230
Class R5	$29	$90	$157	$356
Service Class	$44	$138	$241	$542
Administrative Class	$54	$170	$296	$665
Class A	$625	$785	$959	$1,463
Class R4	$69	$218	$379	$847
Class R3	$95	$296	$515	$1,143
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 15% of the average value of its portfolio.
INVESTMENTS, RISKS, AND PERFORMANCE
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% (and, typically, substantially all) of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of companies included in the S&P MidCap 400 Index (“Index”), in weightings that approximate the relative composition of the securities contained in the Index, and in S&P MidCap 400 Index futures contracts. The Index is a widely recognized, unmanaged index representative of common stocks of mid-capitalized U.S. companies. The companies chosen for inclusion in the Index tend to be

*
The S&P MidCap 400 Index is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by MML Advisers. Standard & Poor’s®, S&P® and S&P MidCap 400® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by MML Advisers. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P MidCap 400 Index.

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industry leaders within the U.S. economy as determined by Standard & Poor’s®. However, companies are not selected by Standard & Poor’s for inclusion in the Index because they are expected to have superior stock price performance relative to the market in general or other stocks in particular. As of December 31, 2019, the market capitalization range of companies included in the Index was $1.10 billion to $12.64 billion. If the securities represented in the Index were to become concentrated in any particular industry, the Fund’s investments would likewise be concentrated in securities of issuers in that industry; the Index is not currently concentrated in any single industry.
The Fund is passively managed, which means it tries to replicate the investment composition and performance of the Index by using computer programs and statistical procedures. The Fund’s subadviser, Northern Trust Investments, Inc. (“NTI”), will buy and sell securities in response to changes in the Index. The Fund may use Index futures contracts, a type of derivative, to gain exposure to the Index in lieu of investing in cash, or to reduce its exposure to the Index while it sells the securities in its portfolio. Use of Index futures contracts by the Fund may create investment leverage. Because the Fund, unlike the Index, is subject to fees and transaction expenses, the Fund’s returns are likely to be less than those of the Index. NTI expects that, under normal circumstances, the annual performance of the Fund, before fees and expenses, will track the performance of the Index within a 0.95 correlation coefficient.
Principal Risks
The following are the Principal Risks of the Fund. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund. Certain risks relating to instruments and strategies used in the management of the Fund are placed first. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, or investor confidence, or announcements of economic, political, or financial information.
Small and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of small and medium-sized companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Their shares can be less liquid than those of larger companies, especially during market declines. Small and medium-sized companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.
Derivatives Risk Derivatives can be highly volatile and involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect or benefit anticipated. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Many derivatives are traded in the over-the-counter market and not on exchanges.
Indexing Risk The Fund’s performance may not track the performance of the index exactly due to a number of factors, including fees and expenses of the Fund, the Fund’s cash positions, and differences between securities held by the Fund and the securities comprising the index.
Industry Concentration Risk The Fund may concentrate its assets in a particular industry or group of industries. This could increase the volatility of the Fund’s portfolio, and the Fund’s performance may be more susceptible to developments affecting issuers in that industry or group of industries than if the Fund invested more broadly.
Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents,

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its investment returns may be adversely affected and the Fund may not achieve its investment objective.
Management Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses.
Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.
Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.
Performance Information
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class I shares. The table shows how the Fund’s average annual returns for 1 and 5 years, and since inception, compare with those of a broad measure of market performance. Performance for Class R4 and Class R3 shares of the Fund for periods prior to their inception date (04/01/14) is based on the performance of Class R5 shares, adjusted to reflect Class R4 and Class R3 expenses, respectively. Performance for Class A shares of the Fund reflects any applicable sales charge. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.
Annual Performance
Class I Shares
Highest Quarter:	1Q ’19,	14.47%	Lowest Quarter:	4Q ’18,	–17.34%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class I only. After-tax returns for other classes will vary.
Average Annual Total Returns
(for the periods ended December 31, 2019)
		One Year	Five Years	Since Inception (07/26/12)
Class I	Return Before Taxes	26.01%	8.81%	13.08%
	Return After Taxes on Distributions	24.85%	6.95%	10.92%
	Return After Taxes on Distributions and Sales of Fund Shares	16.21%	6.56%	10.10%
Class R5	Return Before Taxes	25.90%	8.69%	12.95%
Service Class	Return Before Taxes	25.68%	8.52%	12.79%
Administrative Class	Return Before Taxes	25.56%	8.43%	12.69%
Class A	Return Before Taxes	18.41%	6.96%	11.55%
Class R4	Return Before Taxes	25.41%	8.26%	12.52%
Class R3	Return Before Taxes	25.14%	8.01%	12.26%
S&P MidCap 400 Index (reflects no deduction for fees, expenses, or taxes)		26.20%	9.03%	13.32%

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MANAGEMENT
Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)
Subadviser(s): Northern Trust Investments, Inc. (“NTI”)
Portfolio Manager(s):
Brent Reeder is a Senior Vice President at NTI. He has managed the Fund since its inception (July 2012).
PURCHASE AND SALE OF FUND SHARES
Shares of the Fund are generally available to retirement plans, other institutional investors, and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone, or internet (available to certain customers).
TAX INFORMATION
The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains, unless you are an investor eligible for preferential tax treatment.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MML Advisers or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

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MM Russell 2000® Small Cap Index Fund
INVESTMENT OBJECTIVE
The Fund seeks to provide investment results approximating (before fees and expenses) the aggregate price and dividend performance of the securities included in the Russell 2000® Index*.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class beginning on page 144 of the Fund’s Prospectus or from your financial professional.
Shareholder Fees (fees paid directly from your investment)
	Class I	Class R5	Service Class	Adminis- trative Class	Class A	Class R4	Class R3
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	None	5.50%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class R5	Service Class	Adminis- trative Class	Class A	Class R4	Class R3
Management Fees	.10%	.10%	.10%	.10%	.10%	.10%	.10%
Distribution and Service (Rule 12b-1) Fees	None	None	None	None	.25%	.25%	.50%
Other Expenses	.11%	.21%	.36%	.46%	.46%	.36%	.36%
Total Annual Fund Operating Expenses	.21%	.31%	.46%	.56%	.81%	.71%	.96%
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I	$22	$68	$118	$268
Class R5	$32	$100	$174	$393
Service Class	$47	$148	$258	$579
Administrative Class	$57	$179	$313	$701
Class A	$628	$794	$975	$1,497
Class R4	$73	$227	$395	$883
Class R3	$98	$306	$531	$1,178
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 16% of the average value of its portfolio.
INVESTMENTS, RISKS, AND PERFORMANCE
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% (and, typically, substantially all) of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of companies included in the Russell 2000 Index (“Index”), in weightings that approximate the relative composition of the securities contained in the Index, and in Russell 2000 Index futures contracts. The Index is a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies. The companies in the Index are selected according to their total market capitalization. However, companies are not selected by Frank Russell Company for inclusion in the Index because they are expected to have superior stock price performance relative to the stock market in general or other stocks in particular. As of December 31,

*
The Fund is not promoted, sponsored, or endorsed by, nor in any way affiliated with Russell Investment Group (“Russell”). Russell is not responsible for and has not reviewed the Fund nor any associated literature or publications and Russell makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise. The Russell 2000® Index and Russell® are trademarks of the Frank Russell Company.

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2019, the market capitalization range of companies included in the Index was $13 million to $8.34 billion. If the securities represented in the Index were to become concentrated in any particular industry, the Fund’s investments would likewise be concentrated in securities of issuers in that industry; the Index is not currently concentrated in any single industry.
The Fund is passively managed, which means it tries to replicate the investment composition and performance of the Index by using computer programs and statistical procedures. The Fund’s subadviser, Northern Trust Investments, Inc. (“NTI”), will buy and sell securities in response to changes in the Index. The Fund may use Index futures contracts, a type of derivative, to gain exposure to the Index in lieu of investing in cash, or to reduce its exposure to the Index while it sells the securities in its portfolio. Use of Index futures contracts by the Fund may create investment leverage. Because the Fund, unlike the Index, is subject to fees and transaction expenses, the Fund’s returns are likely to be less than those of the Index. NTI expects that, under normal circumstances, the annual performance of the Fund, before fees and expenses, will track the performance of the Index within a 0.95 correlation coefficient.
Principal Risks
The following are the Principal Risks of the Fund. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund. Certain risks relating to instruments and strategies used in the management of the Fund are placed first. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, or investor confidence, or announcements of economic, political, or financial information.
Small and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of small and medium-sized companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Their shares can be less liquid than those of larger companies, especially during market declines. Small and medium-sized companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.
Derivatives Risk Derivatives can be highly volatile and involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect or benefit anticipated. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Many derivatives are traded in the over-the-counter market and not on exchanges.
Indexing Risk The Fund’s performance may not track the performance of the index exactly due to a number of factors, including fees and expenses of the Fund, the Fund’s cash positions, and differences between securities held by the Fund and the securities comprising the index.
Industry Concentration Risk The Fund may concentrate its assets in a particular industry or group of industries. This could increase the volatility of the Fund’s portfolio, and the Fund’s performance may be more susceptible to developments affecting issuers in that industry or group of industries than if the Fund invested more broadly.
Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.
Management Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective.

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There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses.
Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.
Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.
Performance Information
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class I shares. The table shows how the Fund’s average annual returns for 1 and 5 years, and since inception, compare with those of a broad measure of market performance. Performance for Class R4 and Class R3 shares of the Fund for periods prior to their inception date (04/01/14) is based on the performance of Class R5 shares, adjusted to reflect Class R4 and Class R3 expenses, respectively. Performance for Class A shares of the Fund reflects any applicable sales charge. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.
Annual Performance
Class I Shares
Highest Quarter:	1Q ’19,	14.64%	Lowest Quarter:	4Q ’18,	–20.25%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class I only. After-tax returns for other classes will vary.
Average Annual Total Returns
(for the periods ended December 31, 2019)
		One Year	Five Years	Since Inception (07/26/12)
Class I	Return Before Taxes	25.47%	8.19%	12.47%
	Return After Taxes on Distributions	23.48%	6.18%	9.92%
	Return After Taxes on Distributions and Sale of Fund Shares	16.19%	6.00%	9.39%
Class R5	Return Before Taxes	25.34%	8.09%	12.36%
Service Class	Return Before Taxes	25.11%	7.93%	12.18%
Administrative Class	Return Before Taxes	25.09%	7.83%	12.08%
Class A	Return Before Taxes	17.88%	6.34%	10.93%
Class R4	Return Before Taxes	24.80%	7.65%	11.90%
Class R3	Return Before Taxes	24.51%	7.40%	11.64%
Russell 2000 Index (reflects no deduction for fees, expenses, or taxes)		25.52%	8.23%	12.53%
MANAGEMENT
Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)
Subadviser(s): Northern Trust Investments, Inc. (“NTI”)
Portfolio Manager(s):
Brent Reeder is a Senior Vice President at NTI. He has managed the Fund since its inception (July 2012).

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PURCHASE AND SALE OF FUND SHARES
Shares of the Fund are generally available to retirement plans, other institutional investors, and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone, or internet (available to certain customers).
TAX INFORMATION
The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains, unless you are an investor eligible for preferential tax treatment.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MML Advisers or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

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Except as noted below, the MassMutual Select Mid Cap Growth Fund has not been available for purchase by new investors since August 15, 2018. Customers who were invested in the Fund on August 15, 2018 will continue to be able to invest. Investment products and programs offered by MassMutual or its affiliates, including, but not limited to, certain separate investment accounts, mutual funds, collective trust funds, qualified and non-qualified retirement plans, and IRA customers, as well as other institutional investors and programs sponsored by financial intermediaries for which investment decisions are made on a centralized basis at the discretion of the firm, may be able to purchase the Fund at the discretion of MML Advisers. Sales of Fund shares may be further restricted or reopened in the future.
MassMutual Select Mid Cap Growth Fund
INVESTMENT OBJECTIVE
This Fund seeks growth of capital over the long-term.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class beginning on page 144 of the Fund’s Prospectus or from your financial professional.
Shareholder Fees (fees paid directly from your investment)
	Class I	Class R5	Service Class	Adminis- trative Class	Class A	Class R4	Class R3
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	None	5.50%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class R5	Service Class	Adminis- trative Class	Class A	Class R4	Class R3
Management Fees	.68%	.68%	.68%	.68%	.68%	.68%	.68%
Distribution and Service (Rule 12b-1) Fees	None	None	None	None	.25%	.25%	.50%
Other Expenses	.03%	.13%	.23%	.33%	.33%	.23%	.23%
Total Annual Fund Operating Expenses	.71%	.81%	.91%	1.01%	1.26%	1.16%	1.41%
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I	$73	$227	$395	$883
Class R5	$83	$259	$450	$1,002
Service Class	$93	$290	$504	$1,120
Administrative Class	$103	$322	$558	$1,236
Class A	$671	$928	$1,204	$1,989
Class R4	$118	$368	$638	$1,409
Class R3	$144	$446	$771	$1,691
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 37% of the average value of its portfolio.
INVESTMENTS, RISKS, AND PERFORMANCE
Principal Investment Strategies
The Fund invests primarily in equity securities of mid-capitalization companies that the Fund’s subadvisers believe offer the potential for long-term growth. The Fund is managed by two subadvisers, T. Rowe Price Associates, Inc. (“T. Rowe Price”) and Frontier Capital Management Company, LLC (“Frontier”), each being responsible for a portion of the portfolio, although they may manage different amounts of the Fund’s assets. Equity

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securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, rights, and warrants. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a broadly diversified portfolio of common stocks of mid-cap companies whose earnings the Fund’s subadvisers expect to grow at a faster rate than the average company. The Fund’s subadvisers currently define “mid-cap” companies as those whose market capitalizations at the time of purchase fall within the market capitalization range of companies included in either the S&P MidCap 400® Index or the Russell Midcap® Growth Index (as of December 31, 2019, between $1.10 billion and $78.72 billion). The Fund may invest up to 20% of its net assets in stocks whose market capitalizations at the time of investment are outside of that capitalization range. The Fund typically invests most of its assets in equity securities of U.S. companies, but may invest in foreign securities and American Depositary Receipts (“ADRs”), including emerging market securities. The Fund generally will not invest more than 25% of its total assets in foreign securities. The Fund may at times have significant exposure to one or more industries or sectors. The Fund may hold a portion of its assets in cash or cash equivalents.
In selecting securities for the Fund, T. Rowe Price generally uses a “growth” approach, seeking to identify companies that it believes have proven products or services, a record of above-average earnings growth, demonstrated potential to sustain earnings growth, stock prices that appear to undervalue growth prospects, or a connection to industries experiencing increasing demand. T. Rowe Price has the discretion to purchase some securities for the Fund that do not meet those investment criteria when it believes there is an opportunity for substantial appreciation.
In selecting securities for the Fund, Frontier employs a “growth at a reasonable price” approach to identify the best risk/reward investment ideas in the U.S. equity mid-capitalization universe. Frontier believes that over time stock prices tend to follow earnings progress and that stocks must be purchased and owned at reasonable valuations. Frontier tends to own companies that, in its opinion, can generate long-term, sustainable earnings, managed by qualified professionals capable of executing a well conceived strategic plan. Frontier looks for businesses that, in its opinion, can generate returns on capital in excess of their cost of capital over a business cycle.
Each subadviser may sell securities for the Fund for a variety of reasons, such as, for example, to seek to secure gains, limit losses, or redeploy assets into more promising opportunities.
Principal Risks
The following are the Principal Risks of the Fund. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund. Certain risks relating to instruments and strategies used in the management of the Fund are placed first. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, or investor confidence, or announcements of economic, political, or financial information.
Small and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of small and medium-sized companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Their shares can be less liquid than those of larger companies, especially during market declines. Small and medium-sized companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.
Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, industry, political, regulatory, and other conditions. Political, social, diplomatic, and economic developments, U.S. and foreign government action such as the imposition of currency or capital blockages, controls, or tariffs, economic and trade sanctions or embargoes, security suspensions, entering or exiting trade or other intergovernmental

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agreements, or the expropriation or nationalization of assets in a particular country, can cause dramatic declines in certain or all securities with exposure to that country and other countries. In the event of nationalization, expropriation, or other confiscation, the Fund could lose its entire foreign investment in a particular country. There may be quotas or other limits on the ability of the Fund (or clients of the Fund’s investment adviser or subadviser) to invest or maintain investments in securities of issuers in certain countries. Enforcing legal rights can be more difficult, costly, and limited in certain foreign countries, and can be particularly difficult against foreign governments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by changes in currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates. Frontier markets, a subset of emerging markets, generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to having abrupt changes in currency values, less mature markets and settlement practices, and lower trading volumes that could lead to greater price volatility and illiquidity. Non-U.S. transaction costs, such as brokerage commissions and custody costs may be higher than in the United States. In addition, foreign markets can react differently to market, economic, industry, political, regulatory, and other conditions than the U.S. market.
Growth Company Risk The prices of growth securities are often highly sensitive to market fluctuations because of their heavy dependence on future earnings or cash flow expectations, and can be more volatile than the market in general.
Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.
Convertible Securities Risk Convertible securities are subject to the risks of both debt instruments and equity securities. The price of a convertible security may change in response to changes in price of the underlying equity security, the credit quality of the issuer, and interest rates. In general, the values of convertible securities tend to decline as interest rates rise and to rise when interest rates fall. A convertible security generally has less potential for gain or loss than the underlying equity security.
Liquidity Risk Certain securities may be difficult (or impossible) to sell or certain positions may be difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time. The Fund may not receive the proceeds from the sale of certain investments for an extended period.
Management Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses.
Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.

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Preferred Stock Risk Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, changes in interest rates may adversely affect the value of a preferred stock that pays a fixed dividend.
Sector Risk The Fund may allocate more of its assets to particular industries or to particular economic, market, or industry sectors than to others. This could increase the volatility of the Fund’s portfolio, and the Fund’s performance may be more susceptible to developments affecting issuers in those industries or sectors than if the Fund invested more broadly.
Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.
Performance Information
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class R5 shares. The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Performance for Class I shares of the Fund for periods prior to its inception date (11/15/10) is based on the performance of Class R5 shares. Performance for Class R4 shares of the Fund for periods prior to its inception date (04/01/14) is based on the performance of Class R5 shares, adjusted for Class R4 expenses. Performance for Class A shares of the Fund reflects any applicable sales charge. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.
Annual Performance
Class R5 Shares
Highest Quarter:	1Q ’19,	17.27%	Lowest Quarter:	3Q ’11,	–17.20%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class R5 only. After-tax returns for other classes will vary.
Average Annual Total Returns
(for the periods ended December 31, 2019)
		One Year	Five Years	Ten Years
Class R5	Return Before Taxes	32.06%	12.31%	14.73%
	Return After Taxes on Distributions	30.44%	10.50%	12.96%
	Return After Taxes on Distributions and Sales of Fund Shares	20.11%	9.45%	11.94%
Class I	Return Before Taxes	32.22%	12.44%	14.84%
Service Class	Return Before Taxes	31.99%	12.21%	14.62%
Administrative Class	Return Before Taxes	31.85%	12.09%	14.49%
Class A	Return Before Taxes	24.27%	10.56%	13.56%
Class R4	Return Before Taxes	31.66%	11.93%	14.35%
Class R3	Return Before Taxes	31.28%	11.65%	13.96%
Russell Midcap Growth Index (reflects no deduction for fees, expenses, or taxes)		35.47%	11.60%	14.24%

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MANAGEMENT
Investment Advisers: MML Investment Advisers, LLC (“MML Advisers”)
Subadviser(s): T. Rowe Price Associates, Inc. (“T. Rowe Price”)
Frontier Capital Management Company, LLC (“Frontier”)
Portfolio Manager(s):
Brian W. H. Berghuis, CFA is a Vice President and Equity Portfolio Manager at T. Rowe Price. He has managed the Fund since its inception (June 2000).
Ravi Dabas is a Vice President and Portfolio Manager at Frontier. He has managed the Fund since January 2019.
Christopher J. Scarpa is a Vice President and Portfolio Manager at Frontier. He has managed the Fund since August 2010.
PURCHASE AND SALE OF FUND SHARES
Shares of the Fund are generally available to retirement plans, other institutional investors, and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone, or internet (available to certain customers).
TAX INFORMATION
The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains, unless you are an investor eligible for preferential tax treatment.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MML Advisers or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

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MassMutual Select Small Cap Growth Equity Fund
INVESTMENT OBJECTIVE
This Fund seeks long-term capital appreciation.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class beginning on page 144 of the Fund’s Prospectus or from your financial professional.
Shareholder Fees (fees paid directly from your investment)
	Class I	Class R5	Service Class	Adminis- trative Class	Class A	Class R4	Class R3
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	None	5.50%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class R5	Service Class	Adminis- trative Class	Class A	Class R4	Class R3
Management Fees	.80%	.80%	.80%	.80%	.80%	.80%	.80%
Distribution and Service (Rule 12b-1) Fees	None	None	None	None	.25%	.25%	.50%
Other Expenses	.07%	.17%	.27%	.37%	.37%	.27%	.27%
Total Annual Fund Operating Expenses	.87%	.97%	1.07%	1.17%	1.42%	1.32%	1.57%
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I	$89	$278	$482	$1,073
Class R5	$99	$309	$536	$1,190
Service Class	$109	$340	$590	$1,306
Administrative Class	$119	$372	$644	$1,420
Class A	$687	$975	$1,284	$2,158
Class R4	$134	$418	$723	$1,590
Class R3	$160	$496	$855	$1,867
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 71% of the average value of its portfolio.
INVESTMENTS, RISKS, AND PERFORMANCE
Principal Investment Strategies
The Fund invests primarily in equity securities of smaller companies that the Fund’s subadvisers believe offer potential for long-term growth. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 2000® Index or the S&P SmallCap 600 Index (as of December 31, 2019, between $13 million and $8.34 billion). Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, rights, and warrants. While most assets typically will be invested in common stocks of U.S. companies, the Fund also may invest up to 20% of its total assets in foreign securities, including emerging market securities. The Fund may at times have significant exposure to one or more industries or sectors. The Fund may hold a portion of its assets in cash or cash equivalents.

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The Fund is managed by two subadvisers, Wellington Management Company LLP (“Wellington Management”) and Invesco Advisers, Inc. (“Invesco”), each being responsible for a portion of the portfolio, although they may manage different amounts of the Fund’s assets. Each subadviser employs a growth-based investment approach and may perform a number of analyses in considering whether to buy or sell a security for the Fund. Wellington Management uses a combination of fundamental and quantitative analyses to identify small-cap companies that it believes are experiencing or will experience rapid earnings or revenue growth. Invesco uses fundamental research to select securities for the Fund’s portfolio. Each subadviser may consider selling a security for the Fund if, for example, in its judgment, target prices are reached, future upside potential is limited, company fundamentals are no longer attractive, superior purchase candidates are identified, or market capitalization ceilings are exceeded.
Principal Risks
The following are the Principal Risks of the Fund. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund. Certain risks relating to instruments and strategies used in the management of the Fund are placed first. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, or investor confidence, or announcements of economic, political, or financial information.
Small and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of small and medium-sized companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Their shares can be less liquid than those of larger companies, especially during market declines. Small and medium-sized companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.
Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, industry, political, regulatory, and other conditions. Political, social, diplomatic, and economic developments, U.S. and foreign government action such as the imposition of currency or capital blockages, controls, or tariffs, economic and trade sanctions or embargoes, security suspensions, entering or exiting trade or other intergovernmental agreements, or the expropriation or nationalization of assets in a particular country, can cause dramatic declines in certain or all securities with exposure to that country and other countries. In the event of nationalization, expropriation, or other confiscation, the Fund could lose its entire foreign investment in a particular country. There may be quotas or other limits on the ability of the Fund (or clients of the Fund’s investment adviser or subadviser) to invest or maintain investments in securities of issuers in certain countries. Enforcing legal rights can be more difficult, costly, and limited in certain foreign countries, and can be particularly difficult against foreign governments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by changes in currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody

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and operational risks, and greater volatility in currency exchange rates. Frontier markets, a subset of emerging markets, generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to having abrupt changes in currency values, less mature markets and settlement practices, and lower trading volumes that could lead to greater price volatility and illiquidity. Non-U.S. transaction costs, such as brokerage commissions and custody costs may be higher than in the United States. In addition, foreign markets can react differently to market, economic, industry, political, regulatory, and other conditions than the U.S. market.
Growth Company Risk The prices of growth securities are often highly sensitive to market fluctuations because of their heavy dependence on future earnings or cash flow expectations, and can be more volatile than the market in general.
Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.
Convertible Securities Risk Convertible securities are subject to the risks of both debt instruments and equity securities. The price of a convertible security may change in response to changes in price of the underlying equity security, the credit quality of the issuer, and interest rates. In general, the values of convertible securities tend to decline as interest rates rise and to rise when interest rates fall. A convertible security generally has less potential for gain or loss than the underlying equity security.
Liquidity Risk Certain securities may be difficult (or impossible) to sell or certain positions may be difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time. The Fund may not receive the proceeds from the sale of certain investments for an extended period.
Management Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses.
Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.
Preferred Stock Risk Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, changes in interest rates may adversely affect the value of a preferred stock that pays a fixed dividend.
Quantitative Models Risk The portfolio managers use quantitative models as part of the idea generation process. Quantitative models are based upon many factors that measure individual securities relative to each other. Such models may not produce the intended results and can be adversely affected by errors or imperfections in the factors or the data on which measurements are based, changing sources of market return or market risk, or any technical issues with the design, construction, implementation, or maintenance of the models.
Sector Risk The Fund may allocate more of its assets to particular industries or to particular economic, market, or industry sectors than to others. This could increase the volatility of the Fund’s portfolio, and the Fund’s performance may be more susceptible to developments affecting issuers in those industries or sectors than if the Fund invested more broadly.
Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

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Performance Information
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class R5 shares. The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance and an additional index that provides a comparison for the Fund’s returns without regard to investment style (Russell 2000 Index). Performance for Class I shares of the Fund for periods prior to its inception date (11/15/10) is based on the performance of Class R5 shares. Performance for Class R4 shares of the Fund for periods prior to its inception date (04/01/14) is based on the performance of Class R5 shares, adjusted for Class R4 expenses. Performance for Class A shares of the Fund reflects any applicable sales charge. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.
Annual Performance
Class R5 Shares
Highest Quarter:	1Q ’19,	19.53%	Lowest Quarter:	3Q ’11,	–22.98%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class R5 only. After-tax returns for other classes will vary.
Average Annual Total Returns
(for the periods ended December 31, 2019)
		One Year	Five Years	Ten Years
Class R5	Return Before Taxes	34.92%	10.86%	13.23%
	Return After Taxes on Distributions	31.23%	7.74%	10.08%
	Return After Taxes on Distributions and Sales of Fund Shares	23.02%	7.88%	9.98%
Class I	Return Before Taxes	34.99%	10.97%	13.32%
Service Class	Return Before Taxes	34.79%	10.76%	13.10%
Administrative Class	Return Before Taxes	34.69%	10.64%	12.96%
Class A	Return Before Taxes	26.88%	9.11%	12.03%
Class R4	Return Before Taxes	34.36%	10.48%	12.84%
Class R3	Return Before Taxes	34.02%	10.21%	12.43%
Russell 2000 Growth Index (reflects no deduction for fees, expenses, or taxes)		28.48%	9.34%	13.01%
Russell 2000 Index (reflects no deduction for fees, expenses, or taxes)		25.52%	8.23%	11.83%
MANAGEMENT
Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)
Subadviser(s): Wellington Management Company LLP (“Wellington Management”)
Invesco Advisers, Inc. (“Invesco”)
Portfolio Manager(s):
Mario E. Abularach, CFA, CMT is a Senior Managing Director and Equity Research Analyst at Wellington Management. He has managed the Fund since April 2006.
Steven C. Angeli, CFA is a Senior Managing Director and Equity Portfolio Manager at Wellington Management. He has managed the Fund since April 2004.
Daniel J. Fitzpatrick, CFA is a Senior Managing Director and Equity Portfolio Manager at Wellington Management. He has managed the Fund since November 2001.
Stephen Mortimer is a Senior Managing Director and Equity Portfolio Manager at

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Wellington Management. He has managed the Fund since April 2006.
John V. Schneider, CFA is a Vice President and Equity Research Analyst at Wellington Management. He has managed the Fund since February 2018.
Ash Shah, CFA is a Portfolio Manager at Invesco. He has managed the Fund since July 2015.
Ronald Zibelli, Jr., CFA is a Portfolio Manager at Invesco. He has managed the Fund since July 2015.
PURCHASE AND SALE OF FUND SHARES
Shares of the Fund are generally available to retirement plans, other institutional investors, and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone, or internet (available to certain customers).
TAX INFORMATION
The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains, unless you are an investor eligible for preferential tax treatment.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MML Advisers or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

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MM MSCI EAFE® International Index Fund
INVESTMENT OBJECTIVE
The Fund seeks to provide investment results approximating (before fees and expenses) the aggregate price and dividend performance of the securities included in the MSCI EAFE Index*.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class beginning on page 144 of the Fund’s Prospectus or from your financial professional.
Shareholder Fees (fees paid directly from your investment)
	Class I	Class R5	Service Class	Adminis- trative Class	Class A	Class R4	Class R3
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	None	5.50%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class R5	Service Class	Adminis- trative Class	Class A	Class R4	Class R3
Management Fees	.10%	.10%	.10%	.10%	.10%	.10%	.10%
Distribution and Service (Rule 12b-1) Fees	None	None	None	None	.25%	.25%	.50%
Other Expenses	.13%	.23%	.38%	.48%	.48%	.38%	.38%
Total Annual Fund Operating Expenses	.23%	.33%	.48%	.58%	.83%	.73%	.98%
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I	$24	$74	$130	$293
Class R5	$34	$106	$185	$418
Service Class	$49	$154	$269	$604
Administrative Class	$59	$186	$324	$726
Class A	$630	$800	$985	$1,519
Class R4	$75	$233	$406	$906
Class R3	$100	$312	$542	$1,201
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 7% of the average value of its portfolio.
INVESTMENTS, RISKS, AND PERFORMANCE
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% (and, typically, substantially all) of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of companies included in the MSCI EAFE Index (“Index”), in weightings that approximate the relative composition of the securities contained in the Index, and in MSCI EAFE Index futures contracts. The Index is a widely recognized, unmanaged index representative of equity securities in developed markets, excluding the U.S. and Canada. As of December 31, 2019, the market

*
The Fund is not sponsored, endorsed, sold, or promoted by MSCI Inc. (“MSCI”), any of its affiliates, any of its information providers, or any other third party involved in, or related to, compiling, computing, or creating any MSCI index (collectively, the “MSCI Parties”). The MSCI indexes are the exclusive property of MSCI. MSCI and the MSCI index names are service mark(s) of MSCI or its affiliates and have been licensed for use for certain purposes by MML Advisers. None of the MSCI Parties makes any representation or warranty, express or implied, to the issuer or owners of the Fund or any other person or entity regarding the advisability of investing in funds generally or in the Fund particularly or the ability of any MSCI index to track corresponding stock market performance.

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capitalization range of companies included in the Index was $2.04 billion to $312.44 billion, and the Index consisted of securities in the following 21 developed market country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. If the securities represented in the Index were to become concentrated in any particular industry, the Fund’s investments would likewise be concentrated in securities of issuers in that industry; the Index is not currently concentrated in any single industry.
The Fund is passively managed, which means it tries to replicate the investment composition and performance of the Index by using computer programs and statistical procedures. The Fund’s subadviser, Northern Trust Investments, Inc. (“NTI”), will buy and sell securities in response to changes in the Index. The Fund may use Index futures contracts, a type of derivative, to gain exposure to the Index in lieu of investing in cash, or to reduce its exposure to the Index while it sells the securities in its portfolio. Use of Index futures contracts by the Fund may create investment leverage. Because the Fund, unlike the Index, is subject to fees and transaction expenses, the Fund’s returns are likely to be less than those of the Index.
Because the proportion of assets allocated to each country will approximate the relative country weights in the Index, more than 25% of the Fund’s assets may be invested in a single country (such as the United Kingdom and Japan). This may make the Fund’s performance more dependent upon the performance of a single country than if the Fund allocated its assets among issuers in a larger number of countries.
NTI expects that, under normal circumstances, the annual performance of the Fund, before fees and expenses, will track the performance of the Index within a 0.95 correlation coefficient.
Principal Risks
The following are the Principal Risks of the Fund. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund. Certain risks relating to instruments and strategies used in the management of the Fund are placed first. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, or investor confidence, or announcements of economic, political, or financial information.
Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, industry, political, regulatory, and other conditions. Political, social, diplomatic, and economic developments, U.S. and foreign government action such as the imposition of currency or capital blockages, controls, or tariffs, economic and trade sanctions or embargoes, security suspensions, entering or exiting trade or other intergovernmental agreements, or the expropriation or nationalization of assets in a particular country, can cause dramatic declines in certain or all securities with exposure to that country and other countries. In the event of nationalization, expropriation, or other confiscation, the Fund could lose its entire foreign investment in a particular country. There may be quotas or other limits on the ability of the Fund (or clients of the Fund’s investment adviser or subadviser) to invest or maintain investments in securities of issuers in certain countries. Enforcing legal rights can be more difficult, costly, and limited in certain foreign countries, and can be particularly difficult against foreign governments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by changes in currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in

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the U.S. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates. Frontier markets, a subset of emerging markets, generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to having abrupt changes in currency values, less mature markets and settlement practices, and lower trading volumes that could lead to greater price volatility and illiquidity. Non-U.S. transaction costs, such as brokerage commissions and custody costs may be higher than in the United States. In addition, foreign markets can react differently to market, economic, industry, political, regulatory, and other conditions than the U.S. market.
Derivatives Risk Derivatives can be highly volatile and involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect or benefit anticipated. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Many derivatives are traded in the over-the-counter market and not on exchanges.
Indexing Risk The Fund’s performance may not track the performance of the index exactly due to a number of factors, including fees and expenses of the Fund, the Fund’s cash positions, and differences between securities held by the Fund and the securities comprising the index.
Industry Concentration Risk The Fund may concentrate its assets in a particular industry or group of industries. This could increase the volatility of the Fund’s portfolio, and the Fund’s performance may be more susceptible to developments affecting issuers in that industry or group of industries than if the Fund invested more broadly.
Large Company Risk Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund’s investments in large-capitalization stocks to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.
Geographic Focus Risk When the Fund focuses investments on a particular country, group of countries, or geographic region, its performance will be closely tied to the market, currency, economic, political, or regulatory conditions and developments in those countries or that region, and could be more volatile than the performance of more geographically diversified funds.
Management Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses.
Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.
Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

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Performance Information
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class I shares. The table shows how the Fund’s average annual returns for 1 and 5 years, and since inception, compare with those of a broad measure of market performance. Performance for Class R4 and Class R3 shares of the Fund for periods prior to their inception date (04/01/14) is based on the performance of Class R5 shares, adjusted to reflect Class R4 and Class R3 expenses, respectively. Performance for Class A shares of the Fund reflects any applicable sales charge. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.
Annual Performance
Class I Shares
Highest Quarter:	3Q ’13,	11.64%	Lowest Quarter:	4Q ’18,	–12.52%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class I only. After-tax returns for other classes will vary.
Average Annual Total Returns
(for the periods ended December 31, 2019)
		One Year	Five Years	Since Inception (07/25/12)
Class I	Return Before Taxes	22.03%	5.77%	8.41%
	Return After Taxes on Distributions	21.20%	4.71%	7.22%
	Return After Taxes on Distributions and Sales of Fund Shares	13.91%	4.42%	6.56%
Class R5	Return Before Taxes	21.86%	5.65%	8.30%
Service Class	Return Before Taxes	21.66%	5.50%	8.13%
Administrative Class	Return Before Taxes	21.55%	5.39%	8.02%
Class A	Return Before Taxes	14.64%	3.94%	6.93%
Class R4	Return Before Taxes	21.35%	5.22%	7.85%
Class R3	Return Before Taxes	21.15%	4.99%	7.57%
MSCI EAFE Index (reflects no deduction for fees or expenses)		22.01%	5.67%	8.42%
MANAGEMENT
Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)
Subadviser(s): Northern Trust Investments, Inc. (“NTI”)
Portfolio Manager(s):
Steven Santiccioli is a Vice President at NTI. He has managed the Fund since October 2013.
PURCHASE AND SALE OF FUND SHARES
Shares of the Fund are generally available to retirement plans, other institutional investors, and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone, or internet (available to certain customers).
TAX INFORMATION
The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains, unless you are an investor eligible for preferential tax treatment.

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PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MML Advisers or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary.
These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

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MassMutual Select Overseas Fund
INVESTMENT OBJECTIVE
The Fund seeks growth of capital over the long-term by investing in foreign equity securities.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class beginning on page 144 of the Fund’s Prospectus or from your financial professional.
Shareholder Fees (fees paid directly from your investment)
	Class I	Class R5	Service Class	Adminis- trative Class	Class A	Class R4	Class R3
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	None	5.50%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class R5	Service Class	Adminis- trative Class	Class A	Class R4	Class R3
Management Fees	.80%	.80%	.80%	.80%	.80%	.80%	.80%
Distribution and Service (Rule 12b-1) Fees	None	None	None	None	.25%	.25%	.50%
Other Expenses	.07%	.17%	.27%	.37%	.37%	.27%	.27%
Total Annual Fund Operating Expenses	.87%	.97%	1.07%	1.17%	1.42%	1.32%	1.57%
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I	$89	$278	$482	$1,073
Class R5	$99	$309	$536	$1,190
Service Class	$109	$340	$590	$1,306
Administrative Class	$119	$372	$644	$1,420
Class A	$687	$975	$1,284	$2,158
Class R4	$134	$418	$723	$1,590
Class R3	$160	$496	$855	$1,867
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 27% of the average value of its portfolio.
INVESTMENTS, RISKS, AND PERFORMANCE
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in stocks of foreign companies, including companies located in Europe, Latin America, and Asia. The Fund may invest up to 25% of its total assets in equity securities of issuers in emerging markets. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stocks, depositary receipts, rights and warrants, of issuers of any size. The Fund may but will not necessarily engage in foreign currency forward contracts to seek to hedge or to attempt to protect against adverse changes in currency exchange rates. The Fund may use futures contracts as a substitute for direct investments. Use of derivatives by the Fund may create investment leverage. The Fund may at times have significant exposure to one or more industries or sectors. The Fund may hold a portion of its assets in cash or cash equivalents.
The Fund is managed by two subadvisers, Massachusetts Financial Services Company (“MFS”) and Harris Associates L.P. (“Harris”),

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each being responsible for a portion of the portfolio, but not necessarily equally weighted. Each subadviser may invest a significant percentage of the Fund’s assets in a single country or sector, a small number of countries or sectors, or a particular geographic region.
In selecting investments for the Fund, MFS is not constrained by any particular investment style. MFS may invest the Fund’s assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies. MFS may invest the Fund’s assets in securities of companies of any size. MFS uses an active bottom-up investment approach to buying and selling investments for the Fund. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. MFS may also consider environmental, social, and governance (“ESG”) factors in its fundamental investment analysis. Quantitative screening tools that systematically evaluate an issuer’s valuation, price and earnings momentum, earnings quality, and other factors, may also be considered.
In selecting investments for the Fund, Harris uses a value investment philosophy. This value investment philosophy is based upon the belief that, over time, a company’s stock price converges with Harris’ estimate of intrinsic value. Harris uses this value investment philosophy to identify companies that it believes have discounted stock prices compared to the companies’ true business values. By “intrinsic value,” Harris means an estimate of the price a knowledgeable buyer would pay to acquire the entire business. Harris usually sells a stock when the price approaches its estimated value. This means that Harris sets specific “buy” and “sell” targets for each stock held by the Fund. Harris also monitors each holding and adjusts those price targets as warranted to reflect changes in a company’s fundamentals. Harris may from time to time have significant investments in one or more countries or in particular sectors.
Principal Risks
The following are the Principal Risks of the Fund. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund. Certain risks relating to instruments and strategies used in the management of the Fund are placed first. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, or investor confidence, or announcements of economic, political, or financial information.
Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, industry, political, regulatory, and other conditions. Political, social, diplomatic, and economic developments, U.S. and foreign government action such as the imposition of currency or capital blockages, controls, or tariffs, economic and trade sanctions or embargoes, security suspensions, entering or exiting trade or other intergovernmental agreements, or the expropriation or nationalization of assets in a particular country, can cause dramatic declines in certain or all securities with exposure to that country and other countries. In the event of nationalization, expropriation, or other confiscation, the Fund could lose its entire foreign investment in a particular country. There may be quotas or other limits on the ability of the Fund (or clients of the Fund’s investment adviser or subadviser) to invest or maintain investments in securities of issuers in certain countries. Enforcing legal rights can be more difficult, costly, and limited in certain foreign countries, and can be particularly difficult against foreign governments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by changes in currency exchange rates, exchange

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control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates. Frontier markets, a subset of emerging markets, generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to having abrupt changes in currency values, less mature markets and settlement practices, and lower trading volumes that could lead to greater price volatility and illiquidity. Non-U.S. transaction costs, such as brokerage commissions and custody costs may be higher than in the United States. In addition, foreign markets can react differently to market, economic, industry, political, regulatory, and other conditions than the U.S. market.
Derivatives Risk Derivatives can be highly volatile and involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect or benefit anticipated. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Many derivatives are traded in the over-the-counter market and not on exchanges.
Growth Company Risk The prices of growth securities are often highly sensitive to market fluctuations because of their heavy dependence on future earnings or cash flow expectations, and can be more volatile than the market in general.
Large Company Risk Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund’s investments in large-capitalization stocks to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Small and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of small and medium-sized companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Their shares can be less liquid than those of larger companies, especially during market declines. Small and medium-sized companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.
Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock the investment adviser or subadviser judges to be undervalued may actually be appropriately priced.
Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.
Convertible Securities Risk Convertible securities are subject to the risks of both debt instruments and equity securities. The price of a convertible security may change in response to changes in price of the underlying equity security, the credit quality of the issuer, and interest rates. In general, the values of convertible securities tend to decline as interest rates rise and to rise when interest rates fall. A convertible security generally has less potential for gain or loss than the underlying equity security.
Geographic Focus Risk When the Fund focuses investments on a particular country, group of countries, or geographic region, its performance will be closely tied to the market, currency,

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economic, political, or regulatory conditions and developments in those countries or that region, and could be more volatile than the performance of more geographically diversified funds.
Liquidity Risk Certain securities may be difficult (or impossible) to sell or certain positions may be difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time. The Fund may not receive the proceeds from the sale of certain investments for an extended period.
Management Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses.
Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.
Preferred Stock Risk Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, changes in interest rates may adversely affect the value of a preferred stock that pays a fixed dividend.
Sector Risk The Fund may allocate more of its assets to particular industries or to particular economic, market, or industry sectors than to others. This could increase the volatility of the Fund’s portfolio, and the Fund’s performance may be more susceptible to developments affecting issuers in those industries or sectors than if the Fund invested more broadly.
Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.
Performance Information
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class R5 shares. The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Performance for Class I shares of the Fund for periods prior to its inception date (11/15/10) is based on the performance of Class R5 shares. Performance for Class R4 shares of the Fund for periods prior to its inception date (04/01/14) is based on the performance of Class R5 shares, adjusted for Class R4 expenses. Performance for Class A shares of the Fund reflects any applicable sales charge. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.
Annual Performance
Class R5 Shares
Highest Quarter:	3Q ’10,	16.06%	Lowest Quarter:	3Q ’11	–20.99%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class R5 only. After-tax returns for other classes will vary.

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Average Annual Total Returns
(for the periods ended December 31, 2019)
		One Year	Five Years	Ten Years
Class R5	Return Before Taxes	26.48%	6.16%	6.21%
	Return After Taxes on Distributions	25.57%	5.05%	5.54%
	Return After Taxes on Distributions and Sales of Fund Shares	16.64%	4.70%	4.99%
Class I	Return Before Taxes	26.74%	6.28%	6.37%
Service Class	Return Before Taxes	26.36%	6.06%	6.13%
Administrative Class	Return Before Taxes	26.24%	5.96%	6.04%
Class A	Return Before Taxes	19.02%	4.48%	5.18%
Class R4	Return Before Taxes	26.18%	5.79%	5.83%
Class R3	Return Before Taxes	25.77%	5.51%	5.54%
MSCI EAFE Index (reflects no deduction for fees or expenses)		22.01%	5.67%	5.50%
MANAGEMENT
Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)
Subadviser(s): Massachusetts Financial Services Company (“MFS”)
Harris Associates L.P. (“Harris”)
Portfolio Manager(s):
Filipe Benzinho is an Investment Officer at MFS. He has managed the Fund since May 2016.
Daniel Ling is an Investment Officer at MFS. He has managed the Fund since October 2009.
David G. Herro, CFA is the Deputy Chairman, the Chief Investment Officer of International Equities, and a Portfolio Manager at Harris. He has managed the Fund since July 2001.
Michael L. Manelli, CFA is a Vice President, a Portfolio Manager, and an International Investment Analyst at Harris. He has managed the Fund since January 2017.
PURCHASE AND SALE OF FUND SHARES
Shares of the Fund are generally available to retirement plans, other institutional investors, and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone, or internet (available to certain customers).
TAX INFORMATION
The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains, unless you are an investor eligible for preferential tax treatment.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MML Advisers or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

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MassMutual Select T. Rowe Price International Equity Fund
INVESTMENT OBJECTIVE
The Fund seeks long-term capital growth and current income primarily through investments in non-U.S. stocks.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)
Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class I
Management Fees	.69%
Distribution and Service (Rule 12b-1) Fees	.00%
Other Expenses	.10%
Total Annual Fund Operating Expenses	.79%
Expense Reimbursement	(.12%)
Total Annual Fund Operating Expenses after Expense Reimbursement(1)	.67%
(1)
The expenses in the above table reflect a written agreement by MML Advisers to cap the Fees and Expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) through January 31, 2021, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed .67% for Class I. The Total Annual Fund Operating Expenses after Expense Reimbursement shown in the above table may exceed these amounts, because, as noted in the previous sentence, certain fees and expenses are excluded from the cap. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MML Advisers.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I	$68	$240	$427	$967
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 26% of the average value of its portfolio.
INVESTMENTS, RISKS, AND PERFORMANCE
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, rights, and warrants. The Fund normally invests in a number of different countries throughout the world and may purchase the stocks of companies of any size.
The Fund will normally invest primarily in non-U.S. securities, which may include emerging markets (including so-called “frontier market”) securities. Emerging market countries in which the Fund may invest include, but are not limited to, the following:
•
Asia: China, India, Indonesia, Malaysia, Pakistan, Philippines, South Korea, Sri Lanka, Taiwan, Thailand, and Vietnam.

•
Latin America: Argentina, Belize, Brazil, Chile, Colombia, Mexico, Panama, Peru, and Venezuela.

•
Europe: Croatia, Czech Republic, Estonia, Greece, Hungary, Kazakhstan, Latvia, Lithuania, Poland, Romania, Russia, Slovakia, Slovenia, Turkey, and Ukraine.

•
Africa and the Middle East: Bahrain, Botswana, Egypt, Jordan, Kenya, Kuwait, Lebanon, Mauritius, Morocco, Nigeria, Oman, Qatar, Saudi Arabia, South Africa, Tunisia, United Arab Emirates, and Zimbabwe.

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The Fund may at times have significant exposure to one or more industries or sectors, including the financial sector. The Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, for hedging purposes, to adjust various portfolio characteristics, or as a substitute for direct investments in securities. Such derivatives may include futures contracts, swaps, and options. The Fund may also, but will not necessarily, engage in foreign currency transactions, including forward contracts, options on currencies, futures contracts, and swap contracts, to seek to hedge or to attempt to protect against adverse changes in currency exchange rates or otherwise to adjust the currency exposures within the Fund’s portfolio. Use of derivatives by the Fund may create investment leverage. The Fund may also invest in other investment companies, including exchange-traded funds. The Fund may hold a portion of its assets in cash or cash equivalents.
The Fund’s subadviser, T. Rowe Price Associates, Inc. (“T. Rowe Price”), takes a core approach to investing, which provides exposure to both growth and value styles of investing. While T. Rowe Price invests with an awareness of the global economic backdrop and T. Rowe Price’s outlook for certain industries, sectors, and individual countries, T. Rowe Price’s decision making process focuses on bottom-up stock selection. Country allocation is driven largely by stock selection, though T. Rowe Price may limit investments in markets or industries that appear to have poor overall prospects. T. Rowe Price relies on a global research team to identify stocks of companies that are capable of achieving and sustaining above-average, long-term earnings growth, including companies that appear to be undervalued by various measures and may be temporarily out of favor, but have good prospects for capital appreciation and dividend growth.
T. Rowe Price generally looks for companies with one or more of the following: leading or improving market position; attractive business niche with potential for earnings growth; attractive valuation on various earnings, book value, sales and cash flow metrics in absolute terms and/or relative to a company’s peers or its own historical norm; barriers to entry in its business; attractive or improving franchise or industry position; seasoned management; low valuation relative to a company’s growth potential; companies that may benefit from restructuring activity or other turnaround opportunities; a sound or improving balance sheet and other positive financial characteristics; and above-average dividend yield and/or the potential to grow dividends or conduct share repurchases.
In pursuing the Fund’s investment objective, T. Rowe Price has the discretion to purchase some securities that do not meet its normal investment criteria described above, when it believes there is an opportunity for substantial appreciation (such as, for example, T. Rowe Price believes a security could increase in value as a result of a change in management, an extraordinary corporate event, a new product introduction or innovation, or a favorable competitive development).
T. Rowe Price may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.
Principal Risks
The following are the Principal Risks of the Fund. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund. Certain risks relating to instruments and strategies used in the management of the Fund are placed first. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, or investor confidence, or announcements of economic, political, or financial information.
Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, industry, political, regulatory, and other conditions. Political, social, diplomatic, and economic developments, U.S. and foreign government action such as the imposition of currency or capital blockages, controls, or tariffs, economic and trade sanctions or embargoes, security suspensions, entering or exiting trade or other intergovernmental agreements, or the expropriation or nationalization

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of assets in a particular country, can cause dramatic declines in certain or all securities with exposure to that country and other countries. In the event of nationalization, expropriation, or other confiscation, the Fund could lose its entire foreign investment in a particular country. There may be quotas or other limits on the ability of the Fund (or clients of the Fund’s investment adviser or subadviser) to invest or maintain investments in securities of issuers in certain countries. Enforcing legal rights can be more difficult, costly, and limited in certain foreign countries, and can be particularly difficult against foreign governments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by changes in currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates. Frontier markets, a subset of emerging markets, generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to having abrupt changes in currency values, less mature markets and settlement practices, and lower trading volumes that could lead to greater price volatility and illiquidity. Non-U.S. transaction costs, such as brokerage commissions and custody costs may be higher than in the United States. In addition, foreign markets can react differently to market, economic, industry, political, regulatory, and other conditions than the U.S. market.
Derivatives Risk Derivatives can be highly volatile and involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect or benefit anticipated. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Many derivatives are traded in the over-the-counter market and not on exchanges.
Growth Company Risk The prices of growth securities are often highly sensitive to market fluctuations because of their heavy dependence on future earnings or cash flow expectations, and can be more volatile than the market in general.
Large Company Risk Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund’s investments in large-capitalization stocks to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Small and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of small and medium-sized companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Their shares can be less liquid than those of larger companies, especially during market declines. Small and medium-sized companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.
Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock the investment adviser or subadviser judges to be undervalued may actually be appropriately priced.
Banking and Financial Companies Risk To the extent the Fund has significant investments in financial companies, it is more susceptible to adverse developments affecting such companies

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and may perform poorly during a downturn in the industries of such companies. Financial companies can be adversely affected by, among other things, regulatory changes, interest rate movements, the availability of capital and the cost to borrow, and the rate of debt defaults. Financial companies may also be adversely affected by decreases in the availability of money or reductions in asset valuations, credit rating downgrades, increased competition, and adverse conditions in other related markets.
Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.
Convertible Securities Risk Convertible securities are subject to the risks of both debt instruments and equity securities. The price of a convertible security may change in response to changes in price of the underlying equity security, the credit quality of the issuer, and interest rates. In general, the values of convertible securities tend to decline as interest rates rise and to rise when interest rates fall. A convertible security generally has less potential for gain or loss than the underlying equity security.
Geographic Focus Risk When the Fund focuses investments on a particular country, group of countries, or geographic region, its performance will be closely tied to the market, currency, economic, political, or regulatory conditions and developments in those countries or that region, and could be more volatile than the performance of more geographically diversified funds.
Liquidity Risk Certain securities may be difficult (or impossible) to sell or certain positions may be difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time. The Fund may not receive the proceeds from the sale of certain investments for an extended period.
Management Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses.
Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.
Preferred Stock Risk Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, changes in interest rates may adversely affect the value of a preferred stock that pays a fixed dividend.
Risk of Investment in Other Funds or Pools The Fund is indirectly exposed to all of the risks of the underlying funds, including ETFs, in which it invests, including the risk that the underlying funds will not perform as expected. The Fund indirectly pays a portion of the expenses incurred by the underlying funds.
Sector Risk The Fund may allocate more of its assets to particular industries or to particular economic, market, or industry sectors than to others. This could increase the volatility of the Fund’s portfolio, and the Fund’s performance may be more susceptible to developments affecting issuers in those industries or sectors than if the Fund invested more broadly.
Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.
Performance Information
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class I shares. The table shows how the Fund’s average annual returns for 1 year, and since inception, compare with those of a broad measure of market performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.

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Annual Performance
Class I Shares
Highest Quarter:	1Q ’19,	11.28%	Lowest Quarter:	3Q ’19,	–0.84%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
Average Annual Total Return
(for the periods ended December 31, 2019)
		One Year	Since Inception (2/9/2018)
Class I	Return Before Taxes	25.20%	3.14%
	Return After Taxes on Distributions	24.73%	2.80%
	Return After Taxes on Distributions and Sales of Fund Shares	15.56%	2.52%
MSCI ACWI ex USA (reflects no deduction for fees or expenses)		21.51%	2.93%
MANAGEMENT
Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)
Subadviser(s): T. Rowe Price Associates, Inc. (“T. Rowe Price”)
Sub-subadviser(s): T. Rowe Price International Ltd (“T. Rowe Price International”)
Portfolio Manager(s):
Richard N. Clattenburg, CFA is a Vice President and Portfolio Manager at T. Rowe Price. He has managed the Fund since its inception (February 2018).
Colin McQueen is a Vice President and Portfolio Manager at T. Rowe Price International. He has managed the Fund since July 2019.
Raymond A. Mills, Ph.D., CFA is a Vice President and Portfolio Manager at T. Rowe Price. He has managed the Fund since its inception (February 2018).
Gonzalo Pangaro, CFA is a Vice President and Portfolio Manager at T. Rowe Price International. He has managed the Fund since its inception (February 2018).
PURCHASE AND SALE OF FUND SHARES
Shares of the Fund are generally available to retirement plans, other institutional investors, and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone, or internet (available to certain customers).
TAX INFORMATION
The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains, unless you are an investor eligible for preferential tax treatment.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MML Advisers or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

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Additional Information Regarding Investment Objectives and Principal Investment Strategies
Changes to Investment Objectives and Strategies. Each Fund’s investment objective and strategies are non-fundamental and may be changed by the Board of Trustees (the “Trustees”) of the MassMutual Select Funds (the “Trust”) without shareholder approval.
Note Regarding Percentage Limitations. All percentage limitations on investments in this Prospectus will apply at the time of investment, and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of the investment. (As a result, the actual investments making up a Fund’s portfolio may not at a particular time comport with any such limitation due to increases or decreases in the values of securities held by the Fund.) However, if, through a change in values, net assets, or other circumstances, a Fund were in a position where more than 15% of its net assets was invested in illiquid securities, the Fund would take appropriate orderly steps, as deemed necessary, to protect liquidity. With respect to a Fund whose name suggests that the Fund focuses its investments in a particular type of investment or investments, or in investments in a particular industry or group of industries, and that has adopted a policy under Rule 35d-1 under the 1940 Act, such Fund’s policy to invest at least 80% of its net assets in certain investments may be changed by the Trustees upon at least 60 days’ prior written notice to shareholders.
Credit Ratings. Security ratings are determined at the time of investment based on ratings published by nationally recognized statistical rating organizations; if a security is not rated, it will be deemed to have the same rating as a security determined by the investment adviser or subadviser to be of comparable quality. Unless otherwise stated, if a security is rated by more than one nationally recognized statistical rating organization, the highest rating is used. The Fund may retain any security whose rating has been downgraded after purchase.
Duration. Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security’s value to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. Unlike the maturity of a debt security, which measures only the time until final payment is due, duration takes into account the time until all payments of interest and principal on a security are expected to be made, including how these payments are affected by prepayments and by changes in interest rates.
Leverage. Leverage generally has the effect of increasing the amount of loss or gain a Fund might realize, and may increase volatility in the value of a Fund’s investments. Adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the amount invested in the derivative itself.
Temporary Defensive Positions. At times, a Fund’s investment adviser or subadviser may determine that market conditions make pursuing a Fund’s basic investment strategy inconsistent with the best interests of its shareholders. At such times, the investment adviser or subadviser may (but will not necessarily), without notice, temporarily use alternative strategies primarily designed to reduce fluctuations in the values of a Fund’s assets. In implementing these defensive strategies, a Fund may hold assets without limit in cash and cash equivalents and in other investments that the investment adviser or subadviser believes to be consistent with the Fund’s best interests. If such a temporary defensive strategy is implemented, a Fund may not achieve its investment objective.
Portfolio Turnover. Changes are made in a Fund’s portfolio whenever the investment adviser or subadviser believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions. A high portfolio turnover rate will result in higher costs from brokerage commissions, dealer-mark-ups, bid-ask spreads, and other transaction costs and may also result in a higher percentage of short-term capital gains and a lower percentage of long-term capital gains as compared to a fund that trades less frequently (short-term capital gains generally receive less favorable tax treatment in the hands of shareholders than do long-term capital gains). Such costs are not reflected in the Funds’ Total Annual Fund Operating Expenses set forth in the fee tables but do have the effect of reducing a Fund’s investment return.
Non-Principal Investments; Use of Derivatives; Securities Loans; Repurchase Agreements. A Fund may hold investments that are not included in its

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principal investment strategies. These non-principal investments are described in the Statement of Additional Information (“SAI”) or below under “Additional Information Regarding Principal Risks.” A Fund also may choose not to invest in certain securities described in this Prospectus and in the SAI, even though it has the ability to do so. Certain Funds may engage in transactions involving derivatives as part of their principal investment strategies; the disclosures of the principal investment strategies of those Funds include specific references to those derivatives transactions. Any of the other Funds may engage in derivatives transactions not as part of their principal investment strategies, and Funds that may use certain derivatives as part of their principal investment strategies may use other derivatives (not as part of their principal investment strategies), as well. A Fund may use derivatives for hedging purposes, as a substitute for direct investment, to earn additional income, to adjust portfolio characteristics, including duration (interest rate volatility), to gain exposure to securities or markets in which it might not be able to invest directly, to provide asset/liability management, or to take long or short positions on one or more indexes, securities, or foreign currencies. If a Fund takes a short position with respect to a particular index, security, or currency, it will lose money if the index, security, or currency appreciates in value, or an expected credit or other event that might affect the value of the index, security, or currency fails to occur. Losses could be significant. Derivatives transactions may include, but are not limited to, foreign currency exchange transactions, options, futures contracts, interest rate swaps, interest rate futures contracts, forward contracts, total return swaps, credit default swaps, and hybrid instruments. A Fund may use derivatives to create investment leverage. See “Additional Information Regarding Principal Risks,” below, and the SAI for more information regarding those transactions.
A Fund may make loans of portfolio securities to broker-dealers and other financial intermediaries of up to 33% of its total assets, and may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral, or if the Fund is required to return collateral to a borrower at a time when it may realize a loss on the investment of that collateral. Any losses from the investment of cash collateral received by the Fund will be for the Fund’s account and may exceed any income the Fund receives from its securities lending activities. A repurchase agreement is a transaction in which a Fund purchases a security from a seller, subject to the obligation of the seller to repurchase that security from the Fund at a higher price. A Fund may enter into securities loans and repurchase agreements as a non-principal investment strategy.
Foreign Securities. The globalization and integration of the world economic system and related financial markets have made it increasingly difficult to define issuers geographically. Accordingly, the Funds intend to construe geographic terms such as “foreign,” “non-U.S.,” “European,” “Latin American,” “Asian,” and “emerging markets” in the manner that affords to the Funds the greatest flexibility in seeking to achieve the investment objective(s) of the relevant Fund. Specifically, unless otherwise stated, in circumstances where the investment objective and/or strategy is to invest (a) exclusively in “foreign securities,” “non-U.S. securities,” “European securities,” “Latin American securities,” “Asian securities,” or “emerging markets” (or similar directions) or (b) at least some percentage of the Fund’s assets in foreign securities, etc., the Fund will take the view that a security meets this description so long as the issuer of a security is tied economically to the particular country or geographic region indicated by words of the relevant investment objective and/or strategy (the “Relevant Language”). For these purposes the issuer of a security is deemed to have that tie if:
(i) the issuer is organized under the laws of the country or a country within the geographic region suggested by the Relevant Language or maintains its principal place of business in that country or region; or
(ii) the securities are traded principally in the country or region suggested by the Relevant Language; or
(iii) the issuer, during its most recent fiscal year, derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the country or region suggested by the Relevant Language or has at least 50% of its assets in that country or region.
In addition, the Funds intend to treat derivative securities (e.g., call options) for this purpose by reference to the underlying security. Conversely, if the investment objective and/or strategy of a Fund limits the percentage of assets that may be

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invested in “foreign securities,” etc. or prohibits such investments altogether, a Fund intends to categorize securities as “foreign,” etc. only if the security possesses all of the attributes described above in clauses (i), (ii), and (iii).

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Disclosure of Portfolio Holdings
A description of the Funds’ policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Funds’ SAI.
Additional Information Regarding Principal Risks
A Fund, by itself, generally is not intended to provide a complete investment program. Investment in the Funds is intended to serve as part of a diversified portfolio of investments. An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
The value of your investment in a Fund changes with the values of the investments in the Fund’s portfolio. Many things can affect those values. Factors that may have an important or significant effect on a particular Fund’s portfolio as a whole are called “Principal Risks.” The Principal Risks of each Fund are identified in the foregoing Fund Summaries and are described in this section. Certain Funds may be more susceptible to some risks than others. Although the Funds strive to reach their stated goals, they cannot offer guaranteed results. The value of your investment in a Fund could go down as well as up. You can lose money by investing in the Funds.
The SAI contains further information about the Funds, their investments and their related risks.
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Bank Loans Risk

Many of the risks associated with bank loans are similar to the risks of investing in below investment grade debt securities, although bank loans are typically (though not always) senior and secured, while below investment grade debt securities or investments are often subordinated and unsecured. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. The value of any collateral securing a bank loan may decline after a Fund invests, and there is a risk that the value of the collateral may not be sufficient to cover the amount owed to the Fund. In addition, collateral securing a loan may be found invalid, may be used to pay other outstanding obligations of the borrower under applicable law, or may be difficult to sell. In the event that a borrower defaults, a Fund’s access to the collateral may be limited by bankruptcy and other insolvency laws. There is also the risk that the collateral may be difficult to liquidate, or that a majority of the collateral may be illiquid. In addition, some loans may be unsecured. Unsecured loans generally present a greater risk of loss to the Fund if the issuer defaults. In some cases, the Fund may rely on a third party to administer its interest in a loan, and so is subject to the risk that the third party will be unwilling or unable to perform its obligations. The Fund may invest in a loan by purchasing an indirect interest in the loan held by a third party. In that case, the Fund will be subject to both the credit risk of the borrower and of the third party, and the Fund may be unable to realize some or all of the value of its interest in the loan in the event of the insolvency of the third party. The settlement time for certain loans is longer than the settlement time for many other types of investments, and the Fund may not receive the payment for a loan sold by it until well after the sale; that cash would be unavailable for payment of redemption proceeds or for reinvestment. Interests in some bank loans may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Fund believes to be a fair price. Some bank loans may be illiquid, and bank loans generally tend to be less liquid than many other debt securities. The lack of a liquid secondary market may make it more difficult for the Fund to assign a value to such instruments for purposes of valuing the Fund’s portfolio and calculating its net asset value (“NAV”).
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Banking and Financial Companies Risk

A Fund may invest significantly in banks and other financial services companies. To the extent a Fund has significant investments in financial companies, it is more susceptible to adverse developments affecting such companies and may perform poorly during a downturn in the industries of such companies. Financial companies can be adversely affected by, among other things, regulatory changes, interest rate movements, the availability of

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capital and the cost to borrow, and the rate of debt defaults. Banks and other financial services institutions are often subject to extensive governmental regulation and intervention, and additional regulation could reduce profit margins and adversely affect the scope of their activities, and the amount of capital they must maintain, and limit the amounts and types of loans and other financial commitments they can make. Financial companies may also be adversely affected by decreases in the availability of money or reductions in asset valuations, credit rating downgrades, increased competition, and adverse conditions in other related markets. Interconnectedness or interdependence among financial companies increases the risk that the financial distress or failure of one financial company may materially and adversely affect a number of other financial companies. The oversight of, and regulations applicable to, financial companies in emerging markets may be ineffective when compared with the regulatory frameworks in developed markets. Financial companies in emerging markets may have significantly less access to capital than companies in more developed markets, leading them to be more likely to fail under adverse economic conditions. In addition, the impact of future regulation on any individual financial company, or on the financial services sector as a whole, can be very difficult to predict.
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Below Investment Grade Debt Securities Risk

Below investment grade debt securities, which are also known as “junk” or “high yield” bonds, and comparable unrated securities in which a Fund may invest, have speculative characteristics, and changes in economic conditions, the financial condition of the issuer, and/or an unanticipated rise in interest rates or other circumstances are more likely to lead to a weakened capacity to make principal and interest payment than in the case of higher grade securities. Below investment grade debt securities involve greater volatility of price and yield and greater risk of loss of principal and interest than do higher quality securities. In the past, economic downturns or increases in interest rates have, under certain circumstances, resulted in a higher incidence of default by the issuers of these instruments and are likely to do so in the future, especially in the case of highly leveraged issuers. The prices for these instruments may be affected by legislative and regulatory developments. Some below investment grade debt securities are issued in connection with management buy-outs and other highly leveraged transactions, and may entail substantial risk of delays in payments of principal or interest or of defaults. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the Fund more volatile and could limit the Fund’s ability to sell its securities at prices approximating the values the Fund has placed on such securities. In the absence of a liquid trading market for securities held by it, a Fund at times may be unable to establish the fair value of such securities. To the extent a Fund invests in securities in the lower rating categories, the achievement of the Fund’s goals is more dependent on the Fund investment adviser’s or subadviser’s investment analysis than would be the case if the Fund were investing in securities in the higher rating categories. Securities that are rated CCC or below by Standard & Poor’s or Caa or below by Moody’s Investors Service, Inc. are generally regarded by the rating agencies as having extremely poor prospects of ever attaining any real investment standing.
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Cash Position Risk

A Fund may hold a significant portion of its assets in cash or cash equivalents at the sole discretion of the Fund’s investment adviser or subadviser, based on such factors as it may consider appropriate under the circumstances. The portion of a Fund’s assets invested in cash and cash equivalents may at times exceed 25% of the Funds’ net assets. To the extent a Fund holds a significant portion of its assets in cash or cash equivalents, its investments returns may be adversely affected and the Fund may not achieve its investment objective.
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Commodities-Related Investments Risk

Commodity prices (including precious metals) can be extremely volatile and exposure to commodities can cause the NAV of the Fund’s shares to decline or fluctuate in a rapid and unpredictable manner. The values of physical commodities or commodity-linked derivative investments may be affected by changes in overall market movements, real or perceived inflationary trends, commodity index volatility,

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changes in interest rates or currency exchange rates, population growth and changing demographics, international economic, political and regulatory developments, or factors affecting a particular region, industry, or commodity, such as drought, floods, weather, embargoes, tariffs, and international economic, political, and regulatory developments. The price of a commodity may be affected by demand/supply imbalances in the market for the commodity. Also, a liquid secondary market may not exist for certain commodity investments, which may make it difficult for the Fund to sell them at a desirable price or the price at which it is carrying them. A Fund’s investments in commodities and commodity-related instruments may bear on or be limited by the Fund’s intention or ability to qualify as a “regulated investment company” for U.S. federal income tax purposes. See “Taxation and Distributions” below.
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Convertible Securities Risk

Convertible securities are bonds, debentures, notes or other debt securities that may be converted at either a stated price or stated rate into shares of common or preferred stock (or cash or other securities of equivalent value), and so are subject to the risks of investments in both debt securities and equity securities. The price of a convertible security may change in response to changes in price of the underlying equity security, the credit quality of the issuer, and interest rates. Due to the conversion feature, convertible debt securities generally yield less than non-convertible securities of similar credit quality and maturity. The values of convertible securities may be interest-rate sensitive and tend to decline as interest rates rise and to rise when interest rates fall. A Fund may invest at times in securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into stock at a specified date and conversion ratio, or that are convertible at the option of the issuer. When conversion is not at the option of the holder, a Fund may be required to convert the security into the underlying stock even at times when the value of the underlying common stock has declined substantially or it would otherwise be disadvantageous to do so.
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Credit Risk

Credit risk is the risk that an issuer, guarantor, or liquidity provider of a fixed income security held by a Fund may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. It includes the risk that the security will be downgraded by a credit rating agency; generally, lower credit quality issuers present higher credit risks. An actual or perceived decline in creditworthiness of an issuer of a fixed income security held by the Fund may result in a decrease in the value of the security. It is possible that the ability of an issuer to meet its obligations will decline substantially during the period when the Fund owns securities of the issuer or that the issuer will default on its obligations or that the obligations of the issuer will be limited or restructured. The credit rating assigned to any particular investment does not necessarily reflect the issuer’s current financial condition and does not reflect an assessment of an investment’s volatility or liquidity. Securities rated in the lowest category of investment grade are considered to have speculative characteristics. In addition, below investment grade debt securities (i.e., “junk” or “high yield” bonds) involve greater credit risk, are more volatile, involve greater risk of price declines and may be more susceptible to economic downturn than investment grade securities. If a security held by the Fund loses its rating or its rating is downgraded, the Fund may nonetheless continue to hold the security in the discretion of the investment adviser or subadviser. In the case of asset-backed or mortgage-related securities, changes in the actual or perceived ability of the obligors on the underlying assets or mortgages may affect the values of those securities.
The Fund may also be exposed to the credit risk of its counterparty to repurchase agreements, reverse repurchase agreements, swap transactions, and other derivatives transactions, and to the counterparty’s ability or willingness to perform in accordance with the terms of the transaction. The value of such transactions to the Fund will depend on the willingness and ability of the counterparty to perform its obligations, including among other things the obligation to return collateral or margin to the Fund.

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Currency Risk

Because foreign securities normally are denominated and traded in foreign currencies, the value of a Fund’s assets may be affected favorably or unfavorably by changes in currency exchange rates, currency exchange control regulations, intervention (or failure to intervene) by the U.S. or foreign governments in currency markets, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies. A Fund may, but will not necessarily, engage in foreign currency transactions in order to protect against fluctuations in the values of holdings denominated in or exposed to other currencies, or, for certain Funds, to generate additional returns. Derivatives transactions providing exposure to foreign currencies create investment leverage. A Fund’s investment in foreign currencies may increase the amount of ordinary income recognized by the Fund.
Officials in foreign countries may from time to time take actions in respect of their currencies which could significantly affect the value of a Fund’s assets denominated in those currencies or the liquidity of such investments. For example, a foreign government may unilaterally devalue its currency against other currencies, which would typically have the effect of reducing the U.S. dollar value of investments denominated in that currency. A foreign government may also limit the convertibility or repatriation of its currency or assets denominated in its currency, which would adversely affect the U.S. dollar value and liquidity of investments denominated in that currency. In addition, although at times most of a Fund’s income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars. As a result, if the exchange rate for any such currency declines after the Fund’s income has been earned and translated into U.S. dollars but before payment to shareholders, the Fund could be required to sell portfolio investments to make such distributions. Similarly, if a Fund incurs an expense in a foreign currency and the exchange rate changes adversely to the Fund before the expense is paid, the Fund would have to convert a greater amount of U.S. dollars to pay for the expense at that time than it would have had to convert at the time the Fund incurred the expense. Investments in foreign currencies themselves (directly or through derivatives transactions) may be highly volatile and may create investment leverage.
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Cyber Security and Technology Risk

The Funds and their service providers (including the Funds’ investment adviser, subadvisers, custodian, and transfer agent) are subject to operational and information security risks, including those resulting from cyber-attacks and other technological issues. Technological issues or failures, or interference or attacks by “hackers” or others, may have the effect of disabling or hindering the Funds’ operations or the operations of a service provider to the Funds. There are inherent limitations in business continuity plans and technology systems designed to prevent cyber-attacks and avoid operational incidents, including the possibility that certain risks have not been identified. The Funds’ investment adviser does not control the cyber security plans and systems put in place by third-party service providers, and such third-party service providers may have limited indemnification obligations to the Funds’ investment adviser or the Funds, each of whom could be negatively impacted as a result. Similar risks also are present for issuers of securities in which the Funds invest, which could result in material adverse consequences for such issuers, and may cause a Fund’s investment in such securities to lose value.
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Defaulted and Distressed Securities Risk

Defaulted securities risk refers to the uncertainty of repayment of defaulted securities and obligations of distressed issuers. Because the issuer of such securities is in default and is likely to be in distressed financial condition, repayment of defaulted securities and obligations of distressed issuers (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring, or in bankruptcy or insolvency proceedings) is subject to significant uncertainties. The market will likely be less liquid for distressed or defaulted securities than for other types of securities. Reduced liquidity can affect the valuations of distressed or defaulted securities, make their valuation and sale more difficult, and result in greater volatility. Insolvency laws and practices in foreign countries are different than those in the U.S. and the effect of these laws and practices cannot be predicted with

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certainty. Investments in defaulted securities and obligations of distressed issuers are considered speculative.
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Derivatives Risk

Derivatives are financial contracts whose values depend upon, or are derived from, the value of an underlying asset, reference rate, or index. Derivatives may relate to stocks, bonds, interest rates, currencies, credit exposures, currency exchange rates, commodities, related indexes, or other assets. The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. Derivatives can be highly volatile and are subject to a number of potential risks described in this Prospectus, including market risk, credit risk, management risk, liquidity risk, and leveraging risk. Derivative products are highly specialized instruments that may require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument or index but also of the derivative itself, often without the benefit of observing the performance of the derivative under all possible market conditions. (For example, successful use of a credit default swap may require, among other things, an understanding of both the credit of the company to which it relates and of the way the swap is likely to respond to changes in various market conditions and to factors specifically affecting the company.) The use of derivatives involves the risk that a loss may be sustained as a result of the failure of another party to the contract (typically referred to as a “counterparty”) to make required payments or otherwise to comply with the contract’s terms. Derivative transactions can create investment leverage. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. Since the values of derivatives are calculated and derived from the values of other assets, reference rates, or indexes, there is greater risk that derivatives will be improperly valued. Derivatives also involve the risk that changes in the value of a derivative may not correlate perfectly with changes in the value of its underlying asset, rate, or index, and the risk that a derivative transaction may not have the effect or benefit the Fund’s investment adviser or subadviser anticipated. Also, suitable derivative transactions may not be available in all circumstances, and there can be no assurance that a Fund will engage in these transactions when that would be beneficial. A liquid secondary market may not always exist for a Fund’s derivative positions at any time. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price or at all. Although the use of derivatives is intended to enhance a Fund’s performance, it may instead reduce returns and increase volatility.
Recent U.S. and non-U.S. legislative and regulatory reforms, including those related to the Dodd-Frank Wall Street Reform and Consumer Protection Act, have resulted in, and may in the future result in, new regulation of derivative instruments and the Funds’ use of such instruments. New regulations could, among other things, restrict a Fund’s ability to engage in derivative transactions (for example, by making certain types of derivative instruments or transactions no longer available to a Fund), establish new margin requirements and/or increase the costs of derivatives transactions, and a Fund may as a result be unable to execute its investment strategies in a manner its subadviser might otherwise choose. Counterparty risk with respect to derivatives has been and may continue to be affected by new rules and regulations concerning the derivatives market. Some derivatives transactions are required to be centrally cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds the position, rather than the credit risk of its original counterparty to the derivatives transaction. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses and clearing members, and it is not clear how an insolvency proceeding of a clearing house or clearing member would be conducted, what effect the insolvency proceeding would have on any recovery by a Fund, and what impact an insolvency of a clearing house or clearing member would have on the financial system more generally.

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Futures Contract Risk.  A Fund may enter into futures contracts, in which the Fund agrees to buy or sell certain financial instruments or index units or other assets on a specified future date at a specified price or rate. A Fund may also enter into contracts to deliver in the future an amount of one currency in return for an amount of another currency. If a Fund’s investment adviser or subadviser misjudges the direction of interest rates, markets, or foreign exchange rates, a Fund’s overall performance could suffer. The risk of loss could be far greater than the investment made because a futures contract requires only a small deposit to take a large position. A small change in a financial futures contract could have a substantial impact on a Fund, favorable or unfavorable. An investor could also suffer losses if it is unable to close out a futures contract because of an illiquid secondary market. Futures are subject to the creditworthiness of the futures commission merchants or brokers and clearing organizations involved in the transactions. In the event of the insolvency of its futures commission merchant or broker, a Fund may be delayed or prevented from recovering some or all of the margin it has deposited with the merchant or broker, or any increase in the value of its futures positions held through that merchant or broker.

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Dollar Roll and Reverse Repurchase Agreement Transaction Risk

In a dollar roll transaction, a Fund sells mortgage-backed securities for delivery to the buyer in the current month and simultaneously contracts to purchase similar securities on a specified future date from the same party. In a reverse repurchase agreement transaction, a Fund sells securities to a bank or securities dealer and agrees to repurchase them at an agreed time and price; a reverse repurchase agreement is similar to a secured borrowing by a Fund. Both types of transactions generally create leverage (see “Leveraging Risk” below). It may be difficult or impossible for a Fund to exercise its rights under a dollar roll transaction or reverse repurchase agreement in the event of the insolvency or bankruptcy of the counterparty, and the Fund may not be able to purchase the securities or other assets subject to the transaction and may be required to return any collateral it holds.
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Emerging Markets Risk

Investing in emerging market securities poses risks different from, and/or greater than, risks of investing in domestic securities or in the securities of foreign, developed countries. These risks may include, for example, smaller market-capitalizations of securities markets; significant price volatility; illiquidity; limits on foreign investment; and possible limits on repatriation of investment income and capital. Future economic or political events or crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or the creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in those currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Although many of the emerging market securities in which a Fund may invest are traded on securities exchanges, they may trade in limited volume, and the exchanges may not provide all of the conveniences or protections provided by securities exchanges in more developed markets.
Additional risks of emerging market securities may include greater social, economic, and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; greater custody and operational risks; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal, regulatory, and accounting systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending settlement, or be delayed in disposing of a portfolio security. It may be more difficult to obtain and/or enforce a judgment in a court

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outside the U.S., and a judgment against a foreign government may be unenforceable.
Frontier markets, a subset of emerging markets, generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to having abrupt changes in currency values, less mature markets and settlement practices, and lower trading volumes that could lead to greater price volatility and illiquidity.
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Equity Securities Risk

Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, or investor confidence, or announcements of economic, political, or financial information.
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Fixed Income Securities Risk

The values of debt securities change in response to interest rate changes. In general, as interest rates rise, the value of a debt security is likely to fall. This risk is generally greater for obligations with longer maturities or for debt securities that do not pay current interest (such as zero-coupon securities). Debt securities with variable and floating interest rates can be less sensitive to interest rate changes, although, to the extent a Fund’s income is based on short-term interest rates that fluctuate over short periods of time, income received by the Fund may decrease as a result of a decline in interest rates. In response to an interest rate decline, debt securities that provide the issuer with the right to call or redeem the security prior to maturity may be called or redeemed, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate and therefore the Fund might not benefit from any increase in value as a result of declining interest rates. The value of a debt security also depends on the issuer’s actual or perceived credit quality or ability to pay principal and interest when due. The value of a debt security is likely to fall if an issuer or the guarantor of a security is unable or unwilling (or is perceived to be unable or unwilling) to make timely principal and/or interest payments or otherwise to honor its obligations or if the debt security’s rating is downgraded by a credit rating agency. The value of a debt security can also decline in response to changes in market, economic, industry, political, and regulatory conditions that affect a particular type of debt security or issuer or debt securities generally. Certain events, such as market or economic developments, regulatory or government actions, natural disasters, terrorist attacks, war, and other geopolitical events can have a dramatic adverse effect on the debt market and the overall liquidity of the market for fixed income securities.
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Extension Risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security.

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Prepayment Risk. Prepayment risk is the risk that principal of a debt obligation will be repaid at a faster rate than anticipated. In such a case, a Fund may lose the benefit of a favorable interest rate for the remainder of the term of the security in question, and may only be able to reinvest the amount of the prepayment at a less favorable rate.

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Interest Rate Risk. The values of bonds and other debt instruments usually rise and fall in response to changes in interest rates. The values of debt instruments generally increase in response to declines in interest rates and rise in response to increases in interest rates. Interest rate risk is generally greater for investments with longer durations or maturities. Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, a Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.

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Foreign Investment Risk

Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, industry,

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political, regulatory, and other conditions. Political, social, diplomatic, and economic developments, U.S. and foreign government action such as the imposition of currency or capital blockages, controls, or tariffs, economic and trade sanctions or embargoes, security suspensions, entering or exiting trade or other intergovernmental agreements, or the expropriation or nationalization of assets in a particular country, can cause dramatic declines in certain or all securities with exposure to that country and other countries. In the event of nationalization, expropriation, or other confiscation, a Fund could lose its entire foreign investment in a particular country. There may be quotas or other limits on the ability of a Fund (or clients of a Fund’s investment adviser or subadviser) to invest or maintain investments in securities of issuers in certain countries. Enforcing legal rights can be more difficult, costly, and limited in certain foreign countries, and can be particularly difficult against foreign governments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of a Fund’s assets may be affected favorably or unfavorably by changes in currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the United States. The securities of some non-U.S. companies are less liquid and at times more volatile than securities of comparable U.S. companies. Non-U.S. transaction costs, such as brokerage commissions and custody costs may be higher than in the United States. In addition, foreign markets can perform differently from U.S. markets and can react differently to market, economic, industry, political, regulatory, geopolitical, and other conditions than the U.S. market.
The willingness and ability of foreign governmental entities to pay principal and interest on government securities depends on various economic factors, including for example the issuer’s balance of payments, overall debt level, and cash-flow considerations related to the availability of tax or other revenues to satisfy the issuer’s obligations. If a foreign governmental entity defaults on its obligations on the securities, a Fund may have limited recourse available to it. The laws of some foreign countries may limit a Fund’s ability to invest in securities of certain issuers located in those countries. Special tax considerations apply to a Fund’s investments in foreign securities. A Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the amount, timing, or character of the Fund’s distributions.
A Fund may invest in foreign securities known as depositary receipts, in the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), or other similar securities. An ADR is a U.S. dollar-denominated security issued by a U.S. bank or trust company that represents, and may be converted into, a foreign security. An EDR or a GDR is generally similar but is issued by a non-U.S. bank. Depositary receipts are subject to the same risks as direct investment in foreign securities. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted, and changes in currency exchange rates may affect the value of an ADR investment in ways different from direct investments in foreign securities. Funds may invest in both sponsored and unsponsored depositary receipts. Unsponsored depositary receipts are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuers may not be as current for unsponsored depositary receipts and the prices of unsponsored depositary receipts may be more volatile than if such instruments were sponsored by the issuer. An investment in an ADR is subject to the credit risk of the issuer of the ADR.
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Frequent Trading/Portfolio Turnover Risk

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. The investment policies of a Fund may lead to frequent changes in the Fund’s investments, particularly in periods of volatile market

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movements, in order to take advantage of what the Fund’s investment adviser or subadviser believes to be temporary investment opportunities. A change in the securities held by a Fund is known as “portfolio turnover.” Portfolio turnover generally involves some expense to a Fund, including brokerage commissions, bid-asked spreads, dealer mark-ups, and other transaction costs on the sale of securities and reinvestments in other securities, and may result in the realization of taxable capital gains (including short-term gains, which are generally treated as ordinary income when distributed to shareholders). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. Consult your tax adviser regarding the effect of a Fund’s portfolio turnover rate on your investments.
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Geographic Focus Risk

When a Fund invests a relatively large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region, the Fund’s performance could be closely tied to the market, currency, economic, political, or regulatory conditions and developments in those countries or that region, and could be more volatile than the performance of more geographically diversified funds.
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Growth Company Risk

Growth company securities tend to be more volatile in terms of price swings and trading volume than many other types of equity securities. Growth companies, especially technology related companies, have seen dramatic rises and falls in stock valuations. Funds that invest in growth companies are subject to the risk that the market may deem these companies’ stock prices over-valued, which could cause steep and/or volatile price swings. Also, since investors buy these stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines.
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Indexing Risk

There are several reasons why an index Fund’s performance may not track the performance of the relevant index exactly. For example, the Fund incurs a number of operating expenses not applicable to the index, and incurs costs in buying and selling securities. A Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions. The return on the sample of securities purchased by the investment adviser or subadviser, or futures or other derivative positions taken by the investment adviser or subadviser, to replicate the performance of the index may not correlate precisely with the return on the index.
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Industry Concentration Risk

If a Fund concentrates its assets in a particular industry or group of industries, economic, business, regulatory, or other developments affecting issuers in that industry or group of industries may affect the Fund adversely to a greater extent than if the Fund had invested more broadly. A concentrated investment in any industry or group of industries may increase the volatility of a Fund’s portfolio, and may cause the Fund to underperform other mutual funds.
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Inflation Risk

The value of assets or income from a Fund’s investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of a Fund’s assets can decline as can the value of the Fund’s distributions. The market prices of debt securities generally fall as inflation increases because the purchasing power of the future income and repaid principal is expected to be worth less when received by the Fund. Debt securities that pay a fixed rather than variable interest rate are especially vulnerable to inflation risk because variable-rate debt securities may be able to participate, over the long term, in rising interest rates which have historically accompanied long-term inflationary trends.
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Large Company Risk

Large-capitalization stocks as a group could fall out of favor with the market, causing a Fund’s investments in large-capitalization stocks to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges, including changes to technology or consumer tastes, and may grow more slowly than smaller companies, especially during market cycles corresponding to periods of economic expansion. Market capitalizations of companies change over time.

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Leveraging Risk

The use of leverage has the potential to increase returns to shareholders, but also involves additional risks. A Fund may create leverage by borrowing money (through traditional borrowings or by means of so-called reverse repurchase agreements); certain transactions, including, for example, when-issued, delayed-delivery, to-be-announced, and forward commitment purchases, loans of portfolio securities, dollar roll transactions, and the use of some derivatives, can also result in leverage. Leverage will increase the volatility of the Fund’s investment portfolio and could result in larger losses than if it were not used. The use of leverage is considered to be a speculative investment practice and may result in losses to a Fund. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. A Fund will typically pay interest or incur other borrowing costs in connection with leverage transactions.
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Liquidity Risk

Liquidity risk is the risk that particular investments may be difficult to sell or terminate at approximately the price at which the Fund is carrying the investments. The ability of a Fund to dispose of illiquid positions at advantageous prices may be greatly limited, and a Fund may have to continue to hold such positions during periods when the investment adviser or subadviser otherwise would have sold them. Some securities held by a Fund may be restricted as to resale, may trade in the over-the-counter (“OTC”) market, or may not have an active trading market due to adverse market, economic, industry, political, regulatory, geopolitical or other conditions. In addition, a Fund, by itself or together with other accounts managed by the investment adviser or subadviser, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price.
Market values for illiquid securities may not be readily available, and there can be no assurance that any fair value assigned to an illiquid security at any time will accurately reflect the price a Fund might receive upon the sale of that security. It is possible that, during periods of extreme market volatility or unusually high and unanticipated levels of redemptions, a Fund may be forced to sell large amounts of securities or terminate outstanding transactions at a price or time that is not advantageous in order to meet redemptions or other cash needs. In such a case, the sale proceeds received by a Fund may be substantially less than if the Fund had been able to sell the securities or terminate the transactions in more orderly transactions, and the sale price may be substantially lower than the price previously used by the Fund to value the securities for purposes of determining the Fund’s NAV. To the extent a Fund holds illiquid securities, it may be more likely to pay redemption proceeds in kind.
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Management Risk

Each Fund is subject to management risk because it relies on the investment adviser’s and/or subadviser’s investment analysis and its selection of investments to achieve its investment objective. A Fund’s investment adviser or subadviser manages the Fund based on its assessment of economic, financial, and market factors and its investment judgment. The investment adviser or subadviser may fail to ascertain properly the appropriate mix of securities for any particular economic cycle. A Fund’s investment adviser or subadviser applies its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the intended result. Management risk includes the risk that poor security selection will cause a Fund to underperform relative to other funds with similar investment objectives, or that the timing of movements from one type of security to another could have a negative effect on the overall investment performance of the Fund. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time.
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Market Risk

The values of a Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable broad market developments, which may affect securities markets generally or particular industries, sectors, or issuers. The values of a Fund’s investments may decline as a result of a number of such factors, including actual or perceived changes in general economic and market conditions, industry, political, regulatory, geopolitical and other

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developments, including the imposition of tariffs or other protectionist actions, changes in interest rates, currency rates, or other rates of exchange, and changes in economic and competitive industry conditions. Different parts of the market and different types of securities can react differently to these conditions. The possibility that security prices in general will decline over short or even extended periods subjects a Fund to unpredictable declines in the value of its shares, as well as potentially extended periods of poor performance. In addition, the increasing popularity of passive index-based investing may have the potential to increase security price correlations and volatility. As passive strategies generally buy or sell securities based simply on inclusion and representation in an index, securities’ prices will have an increasing tendency to rise or fall based on whether money is flowing into or out of passive strategies rather than based on an analysis of the prospects and valuation of individual securities. This may result in increased market volatility as more money is invested through passive strategies.
Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the securities in which a Fund invests or the issuers of such securities in ways that are unforeseeable. The uncertainty surrounding the sovereign debt of a significant number of European Union countries, as well as the status of the Euro, the European Monetary Union, and the European Union itself, has disrupted and may continue to disrupt markets in the U.S. and around the world. The risks associated with investments in Europe may be heightened due to the approval by citizens of the United Kingdom, in June 2016, of a referendum to leave the European Union. The United Kingdom is working towards withdrawal from the European Union at a yet to be determined date. Significant uncertainty remains in the market regarding the ramifications of that development and the arrangements that will apply to the United Kingdom’s relationship with the European Union and other countries following its withdrawal; the range and potential implications of possible political, regulatory, economic, and market outcomes are difficult to predict. There is the potential for decreased trade, capital outflows from the United Kingdom, devaluation of the pound sterling, decreased business and consumer spending and decreased foreign investment in the United Kingdom, and negative effects on the value of a Fund’s investments and/or on a Fund’s ability to enter into certain transactions or value certain investments. If one or more additional countries leave the European Union, or the European Union partially or completely dissolves, the world’s economies and securities markets may be significantly disrupted and adversely affected. Legislation or regulation also may change the way in which a Fund, the investment adviser, or subadviser is regulated. Such legislation, regulation, or other government action could limit or preclude a Fund’s ability to achieve its investment objective and affect the Fund’s performance.
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Mortgage- and Asset-Backed Securities Risk

Investments in mortgage-related and other asset-backed securities are subject to the risk of severe credit downgrades, illiquidity and defaults to a greater extent than many other types of fixed income investments. Mortgage-backed securities, including collateralized mortgage obligations and certain stripped mortgage-backed securities, represent a participation in, or are secured by, mortgage loans. Asset-backed securities are generally structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sale or installment loan contracts, leases of various types of real and personal property, receivables from credit card agreements, and student loan payments. Asset-backed securities also may be backed by pools of corporate or sovereign bonds, loans made to corporations, or a combination of these bonds and loans, commonly referred to as “collateralized debt obligations,” including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”). The assets backing collateralized debt obligations may consist in part or entirely of high risk, below investment grade debt obligations (or comparable unrated obligations). In the case of CBOs and certain other collateralized debt obligations, those may include, by way of example, high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred

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securities, and emerging market debt. In the case of CLOs, they may include, among other things, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, any or all of which may be rated below investment grade or may be comparable unrated obligations.
Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. By contrast, payments on mortgage-backed and many asset-backed investments typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily, or as a result of refinancing or foreclosure. The Fund may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Because the prepayment rate generally declines as interest rates rise, an increase in interest rates will likely increase the duration, and thus the volatility, of mortgage-backed and asset-backed securities. (Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of the security’s price to changes in interest rates. Unlike the maturity of a fixed income security, which measures only the time until final payment is due, duration takes into account the time until all payments of interest and principal on a security are expected to be made, including how these payments are affected by prepayments and by changes in interest rates.) Prepayment rates are difficult to predict and the potential impact of prepayments on the value of a mortgage-related or other asset-backed security depends on the terms of the instrument and can result in significant volatility. In addition to interest rate risk (as described under “Interest Rate Risk”), investments in mortgage-backed securities composed of subprime mortgages and investments in CDOs and CLOs backed by pools of high-risk, below investment grade debt securities may be subject to a higher degree of credit risk, valuation risk, and liquidity risk (as described under “Credit Risk,” “Valuation Risk,” and “Liquidity Risk”). Litigation with respect to the representations and warranties given in connection with the issuance of mortgage-backed securities can be an important consideration in investing in such securities, and the outcome of any such litigation could significantly impact the value of the Fund’s mortgage-backed investments.
The types of mortgages underlying securities held by the Fund may differ and may be affected differently by market factors. For example, the Fund’s investments in residential mortgage-backed securities will likely be affected significantly by factors affecting residential real estate markets and mortgages generally; similarly, investments in commercial mortgage-backed securities will likely be affected significantly by factors affecting commercial real estate markets and mortgages generally.
Some mortgage-backed and asset-backed investments receive only the interest portion (“IOs”) or the principal portion (“POs”) of payments on the underlying assets. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying assets. IOs tend to decrease in value if interest rates decline and rates of repayment (including prepayment) on the underlying mortgages or assets increase; it is possible that the Fund may lose the entire amount of its investment in an IO due to a decrease in interest rates. Conversely, POs tend to decrease in value if interest rates rise and rates of repayment decrease. Moreover, the market for IOs and POs may be volatile and limited, which may make them difficult for the Fund to buy or sell. The values of mortgage-related and other asset-backed securities may be substantially dependent on the servicing of the underlying asset pools, and are therefore subject to risks associated with the negligence or malfeasance by their servicers and to the credit risk of their servicers. In certain situations, the mishandling of related documentation may also affect the rights of securities holders in and to the benefits of the underlying collateral. There may be legal and practical limitations on the enforceability of any security interest granted with respect to underlying assets, or the value of the underlying assets, if any, may be insufficient if the issuer defaults.
The Fund may gain investment exposure to mortgage-backed and asset-backed investments

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by entering into agreements with financial institutions to buy the investments at a fixed price at a future date. The Fund may or may not take delivery of the investments at the termination date of such an agreement, but will nonetheless be exposed to changes in value of the underlying investments during the term of the agreement. These transactions may create investment leverage.
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Preferred Stock Risk

Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, if interest rates rise, the dividends on preferred stocks may be less attractive, causing the prices of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions or call/redemption provisions that can negatively affect its value. In addition, in the event of liquidation of a corporation’s assets, the rights of preferred stock generally are subordinate to the rights associated with a corporation’s debt securities.
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Quantitative Models Risk

Certain portfolio managers use quantitative models as part of the idea generation process. Quantitative models are based upon many factors that measure individual securities relative to each other. Such models may not produce the intended results and can be adversely affected by errors or imperfections in the factors or the data on which measurements are based, changing sources of market return or market risk, or any technical issues with or errors in the design, construction, implementation, or maintenance of the models.
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Real Estate Risk; REIT Risk

Investments in real estate are subject to a number of risks, including losses from casualty, condemnation or natural disasters, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, environmental regulations and other governmental action, regulatory limitations on rents, property taxes, and operating expenses. An investment in a REIT may be subject to risks similar to those associated with direct ownership of real estate, and may be subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws or failure by the REIT to qualify for favorable tax treatment under the Internal Revenue Code of 1986, as amended (the “Code”), and to the risk of general declines in stock prices. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. A “mortgage” REIT that invests most or all of its assets in mortgages will be subject to many of the risks described above in respect of mortgage-backed securities. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming. As a shareholder in a REIT a Fund, and indirectly the Fund’s shareholders, would bear its ratable share of the REIT’s expenses and would at the same time continue to pay its own fees and expenses. Real estate-related investments may entail leverage and may be highly volatile. The securities of small real-estate issuers can be more volatile and less liquid than securities of larger issuers and their issuers can have more limited financial resources.
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Redemptions by Affiliated Funds and by Other Significant Investors

A Fund may be an investment option for other MassMutual Funds that are managed as “funds of funds” and for other investors who may make substantial investments in the Fund. As a result, from time to time, a Fund may experience a relatively large redemption and could be required to liquidate assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would, or if the Fund is unable to invest the cash in portfolio securities that it considers as desirable as the Fund’s portfolio securities.
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Repurchase Agreement Risk

A Fund may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral, or if

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the Fund is required to return collateral to a borrower at a time when it may realize a loss on the investment of that collateral.
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Restricted Securities Risk

A Fund may hold securities that are restricted as to resale under the U.S. federal securities laws, such as securities in certain privately held companies. There can be no assurance that a trading market will exist at any time for any particular restricted security. Limitations on the resale of these securities may prevent the Fund from disposing of them promptly at reasonable prices or at all. Restricted securities may be highly illiquid. A Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Restricted securities may be difficult to value because market quotations may not be readily available, and there may be little publicly available information about the securities or their issuers. The values of restricted securities may be highly volatile.
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Risk of Investment in other Funds or Pools

A Fund may invest in other investment companies or pooled vehicles, including closed-end funds, trusts, and exchange-traded funds (“ETFs”), that are advised by the Fund’s investment adviser or subadviser, as applicable, their affiliates, or by unaffiliated parties, to the extent permitted by applicable law. As a shareholder in an investment company or other pool, the Fund, and indirectly that Fund’s shareholders, bear a ratable share of the investment company’s or pool’s expenses, including, but not limited to, advisory and administrative fees, and the Fund at the same time continues to pay its own fees and expenses. Investment companies or pools in which the Funds may invest may change their investment objectives or policies without the approval of a Fund, in which case a Fund may be forced to withdraw its investment from the investment company or pool at a disadvantageous time. Private investment pools in which the Funds may invest are not registered under the 1940 Act, and so will not offer all of the protections provided by the 1940 Act (including, among other things, independent oversight, protections against certain conflicts of interest, and custodial risks). A Fund is exposed indirectly to all of the risks applicable to any other investment company or pool in which it invests, including that the investment company or pool will not perform as expected. Investments in other investment companies or private pools may be illiquid, may be leveraged, and may be highly volatile.
Investing in other investment companies or private investment vehicles sponsored or managed by the investment adviser or subadviser, as applicable, or affiliates of the investment adviser or subadviser, as applicable, involves potential conflicts of interest. For example, the investment adviser or subadviser, as applicable, or their affiliates may receive fees based on the amount of assets invested in such other investment vehicles, which fees may be higher than the fees the investment adviser or subadviser, as applicable, receives for managing the investing Fund. Investment by a Fund in those other vehicles may be beneficial in the management of those other vehicles, by helping to achieve economies of scale or enhancing cash flows. Due to this and other factors, the investment adviser or subadviser, as applicable, will have an incentive to invest a portion of a Fund’s assets in investment vehicles sponsored or managed by the investment adviser or subadviser, as applicable, or their affiliates in lieu of investments by the Fund directly in portfolio securities, and will have an incentive to invest in such investment vehicles over non-affiliated investment companies. The investment adviser or subadviser, as applicable, will have no obligation to select the least expensive or best performing funds available to serve as an underlying investment vehicle. Similarly, the investment adviser or subadviser, as applicable, will have an incentive to delay or decide against the sale of interests held by the Fund in investment vehicles sponsored or managed by the investment adviser or subadviser, as applicable, or their affiliates.
ETFs are subject to many of the same risks applicable to investments in mutual funds generally, including that an ETF will not perform as anticipated, that a Fund will bear its proportionate share of the ETF’s fees and expenses, and that the ETF will lose money. Many ETFs engage in derivatives strategies and use leverage, and as a result their values can be highly volatile. It is possible that an ETF’s performance will diverge significantly from the performance of any

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index or indexes it seeks to replicate. Because shares of ETFs are actively traded, their values may be affected in unanticipated ways by the effects of supply and demand in the market, activities of short sellers, or unusual speculative activity in their shares. Some ETFs may experience periods of reduced liquidity due to restrictions on trading activity or due to a general lack of investor interest in the asset class represented by the ETF.
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Sector Risk

If a Fund allocates a substantial amount of its assets to one or more particular industries or to particular economic, market, or industry sectors, then economic, business, regulatory, or other developments affecting issuers in those industries or sectors may affect the Fund adversely to a greater extent than if the Fund had invested more broadly. Examples might include investments in the technology, health care, or financial sectors or in one or more industries within those sectors. A substantial investment in one or more such industries or sectors has the potential to increase the volatility of a Fund’s portfolio, and may cause the Fund to underperform other mutual funds.
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Select Cayman Fund Risk

To the extent it invests in the Select Cayman Fund, the Select BlackRock Global Allocation Fund is indirectly exposed to the risks associated with the Select Cayman Fund’s investments. The commodities-related investments held by the Select Cayman Fund generally are subject to the risks of commodities-related investments described above. The Select Cayman Fund is not registered under the 1940 Act, and is not subject to all the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in an increase in expenses and in the inability of the Select BlackRock Global Allocation Fund and/or the Select Cayman Fund to operate as described in this Prospectus and the SAI and could adversely affect the Select BlackRock Global Allocation Fund. For example, the Cayman Islands does not currently impose any income, corporate, or capital gains tax, estate duty, inheritance tax, gift tax, or withholding tax on the Select Cayman Fund. If Cayman Islands law changes such that the Select Cayman Fund must pay
Cayman Islands taxes, Select BlackRock Global Allocation Fund shareholders would likely experience decreased investment returns. In addition, changes in law, or interpretations of existing law, including tax law and the regulation of entities that invest in commodity interests, may limit the ability of the Select BlackRock Global Allocation Fund to invest in the Select Cayman Fund and may limit the ability of the Select Cayman Fund to invest as actively or as broadly as it might otherwise, and/or increase expenses.
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Short Sales Risk

If a Fund sells a security short, it will make money if the security’s price goes down (in an amount greater than any transaction costs) and will lose money if the security’s price goes up. There is no limit on the amount of money a Fund may lose on a short sale. A Fund may not be able to close out a short sale when it might wish to do so, or may only do so at an unfavorable price. Short sales can involve leverage. When the Fund engages in a short sale, it typically borrows the security sold short. The Fund will ordinarily have to pay a fee or premium to borrow the security and will be obligated to repay to the lender of the security any dividends or interest that accrue on the security during the period of the loan. If the Fund invests the proceeds from short positions in other securities the Fund could lose money both on the short positions and on the securities in which it has invested the short proceeds.
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Small and Mid-Cap Company Risk

Small and medium-sized companies may have limited product lines, markets, or financial resources or they may depend on a few key employees. Such companies may have been recently organized and have little or no track record of success. Also, a Fund’s investment adviser or subadviser may not have had an opportunity to evaluate such newer companies’ performance in adverse or fluctuating market conditions. Market risk and liquidity risk are particularly pronounced for stocks of small and medium-sized companies. The securities of small and medium-sized companies may trade less frequently and in smaller volume than more widely held securities. The prices of these securities may fluctuate more sharply than those of other securities, and a Fund may experience some difficulty in establishing or

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closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, both of which can cause significant price volatility. Some securities of small and medium-sized issuers may be illiquid or may be restricted as to resale.
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Sovereign Debt Obligations Risk

Investments in debt securities issued by governments or by government agencies and instrumentalities involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. A governmental entity’s willingness or ability to pay interest and repay principal in a timely manner may be affected by a variety of factors, including its cash flow, the size of its reserves, its access to foreign exchange, the relative size of its debt service burden to its economy as a whole, and political constraints. A governmental entity may default on its obligations or may require renegotiation or rescheduling of debt payments. Any restructuring of a sovereign debt obligation held by the Fund will likely have a significant adverse effect on the value of the obligation. In the event of default of sovereign debt, the Fund may be unable to pursue legal action against the sovereign issuer or to realize on collateral securing the debt. The sovereign debt of many non-U.S. governments, including their sub-divisions and instrumentalities, is rated below investment grade (“junk” or “high yield” bonds). Sovereign debt risk may be greater for debt securities issued or guaranteed by emerging and/or frontier market countries. At times, certain emerging and frontier market countries have declared moratoria on the payment of principal and interest on external debt. Certain emerging and frontier market countries have experienced difficulty in servicing their sovereign debt on a timely basis, which has led to defaults and the restructuring of certain indebtedness to the detriment of debtholders.
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Structured Notes Risk

Structured notes and other related instruments purchased by a Fund are generally privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a specific asset, benchmark asset, market, index, or interest rate (“reference measure”). The interest rate or the principal amount payable upon maturity or redemption may increase or decrease, depending upon changes in the value of the reference measure. The terms of a structured note may provide that, in certain circumstances, no principal is due at maturity and, therefore, may result in a loss of invested capital by the Fund.
Structured notes may be positively or negatively indexed, so the appreciation of the reference measure may produce an increase or a decrease in the interest rate or the value of the principal at maturity. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of reference measures. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.
The purchase of structured notes exposes a Fund to the credit risk of the issuer of the structured product. Structured notes may also be more volatile, less liquid, and more difficult to price accurately than less complex securities and instruments or more traditional debt securities.
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U.S. Government Securities Risk

U.S. Government securities include a variety of securities that differ in their interest rates, maturities, and dates of issue. While securities issued or guaranteed by some agencies or instrumentalities of the U.S. Government (such as the Government National Mortgage Association) are supported by the full faith and credit of the United States, securities issued or guaranteed by certain other agencies or instrumentalities of the U.S. Government (such as Federal Home Loan Banks) are supported only by the right of the issuer to borrow from the U.S. Government. Securities issued or guaranteed by certain other agencies and instrumentalities of the U.S. Government (such as Fannie Mae and Freddie Mac) are not supported by the full faith and credit of the U.S. Government and are supported only by the credit of the issuer itself. There is no assurance that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so. In addition, certain governmental entities have been subject to regulatory scrutiny regarding

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their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight and/or other consequences that could adversely affect the credit quality, availability, or investment character of securities issued by these entities. Investments in these securities are also subject to, among other things, interest rate risk, prepayment risk, extension risk, and the risk that the value of the securities will fluctuate in response to political, market, or economic developments.
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Valuation Risk

A portion of a Fund’s assets may be valued at fair value pursuant to guidelines that have been approved by the Trustees. A Fund’s assets may be valued using prices provided by a pricing service or, alternatively, a broker-dealer or other market intermediary (sometimes just one broker-dealer or other market intermediary) when other reliable pricing sources may not be available. The Fund, or persons acting on its behalf, may determine a fair value of a security based on such other information as may be available to them. There can be no assurance that any fair valuation of an investment held by a Fund will in fact approximate the price at which the Fund might sell the investment at the time. Technological issues or other service disruption issues involving third-party service providers may limit the ability of the Fund to value its investment accurately or timely. To the extent a Fund sells a security at a price lower than the price it has been using to value the security, its NAV will be adversely affected. If a Fund has overvalued securities it holds, you may pay too much for the Fund’s shares when you buy into the Fund. If a Fund underestimates the price of its portfolio securities, you may not receive the full market value for your Fund shares when you sell.
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Value Company Risk

A Fund may purchase some equity securities at prices below what the investment adviser or subadviser considers to reflect their actual or potential fundamental values. The Fund bears the risk that the prices of these securities may not increase to reflect what the investment adviser or subadviser believes to be their fundamental value or that the investment adviser or subadviser may have overestimated the securities’ fundamental value or that it may take a substantial period of time to realize that value.
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When-Issued, Delayed Delivery, TBA, and Forward Commitment Transaction Risk

A Fund may purchase securities on a when-issued, delayed delivery, to-be-announced, or forward commitment basis. These transactions involve a commitment by a Fund to purchase securities for a predetermined price or yield, with payments and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. These transactions involve a risk of loss if the value of the securities declines prior to the settlement date. These transactions may create investment leverage. Recently finalized rules of the Financial Industry Regulatory Authority impose mandatory margin requirements for certain types of when-issued, TBA, or forward commitment transactions, with limited exceptions. Such transactions historically have not been required to be collateralized, and mandatory collateralization could increase the cost of such transactions and impose added operational complexity and may increase the credit risk of such transactions to a Fund.

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Management of the Funds
Investment Adviser
MML Investment Advisers, LLC (“MML Advisers”), a Delaware limited liability company, located at 100 Bright Meadow Blvd., Enfield, Connecticut 06082-1981, is the Funds’ investment adviser and is responsible for providing all necessary investment management and administrative services. MML Advisers, formed in 2013, is a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”). Founded in 1851, MassMutual is a mutual life insurance company that provides a broad range of insurance, money management, retirement, and asset accumulation products and services for individuals and businesses. As of September 30, 2019, MML Advisers had assets under management of approximately $55.7 billion.
In 2019, each Fund paid MML Advisers an investment management fee based on a percentage of each Fund’s average daily net assets as follows: .30% for the Total Return Bond Fund; .38% for the Strategic Bond Fund; .77% for the Select BlackRock Global Allocation Fund; .50% for the Diversified Value Fund; .60% for the Fundamental Value Fund; .10% for the S&P 500 Index Fund; .69% for the Equity Opportunities Fund; .65% for the Fundamental Growth Fund; .61% for the Blue Chip Growth Fund; .71% for the Growth Opportunities Fund; .70% for the Mid-Cap Value Fund; .75% for the Small Cap Value Equity Fund; .85% for the Small Company Value Fund; .10% for the S&P Mid Cap Index Fund; .10% for the Russell 2000 Small Cap Index Fund; .68% for the Mid Cap Growth Fund; .80% for the Small Cap Growth Equity Fund; .10% for the MSCI EAFE International Index Fund; .80% for the Overseas Fund; and .69% for the Select T. Rowe Price International Equity Fund.
A discussion regarding the basis for the Trustees approving any investment advisory contract of the Funds is available in the Funds’ annual reports to shareholders dated September 30, 2019 and the Funds’ semiannual reports to shareholders dated March 31, 2019.
Each Fund also pays MML Advisers an administrative and shareholder services fee to compensate it for providing general administrative services to the Funds and for providing or causing to be provided ongoing shareholder servicing to direct and indirect investors in the Funds. MML Advisers pays substantially all of the fee to MassMutual in respect of shareholder servicing and investor recordkeeping services provided by it, or to another entity with which MassMutual has contracted. The fee is calculated and paid based on the average daily net assets attributable to each share class of the Fund separately, and is paid at the following annual rates for each Fund other than the S&P 500 Index Fund, S&P Mid Cap Index Fund, Russell 2000 Small Cap Index Fund, and MSCI EAFE International Index Fund (each, an “Index Fund”): .10% for Class R5 shares; .15% for Service Class shares, Administrative Class shares, and Class A shares; and .20% for Class R4 shares and Class R3 shares. The fee for each Index Fund is paid at the following annual rates: .10% for Class R5 shares; .20% for Service Class shares, Administrative Class shares, and Class A shares; and .25% for Class R4 shares and Class R3 shares. Class I shares do not pay any administrative and shareholder services fee.
Subadvisers and Portfolio Managers
MML Advisers contracts with the following subadvisers to help manage the Funds. Subject to the oversight of the Trustees, MML Advisers has the ultimate responsibility to oversee subadvisers and recommend their hiring, termination, and replacement. This responsibility includes, but is not limited to, analysis and review of subadviser performance, as well as assistance in the identification and vetting of new or replacement subadvisers. In addition, MML Advisers maintains responsibility for a number of other important obligations, including, among other things, board reporting, assistance in the annual advisory contract renewal process, and, in general, the performance of all obligations not delegated to a subadviser. MML Advisers also provides advice and recommendations to the Trustees, and performs such review and oversight functions as the Trustees may reasonably request, as to the continuing appropriateness of the investment objective, strategies, and policies of each Fund, valuations of portfolio securities, and other matters relating generally to the investment program of each Fund.
MML Advisers is responsible for determining the allocation of portfolio assets and/or cash flows among subadvisers for those Funds with multiple subadvisers.
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AllianceBernstein L.P. (“AllianceBernstein”), located at 1345 Avenue of the Americas, New York, New York 10105, manages a portion of the portfolio of the Small Company Value Fund. AllianceBernstein is a Delaware limited partnership, the majority limited partnership interests in which are held, directly and indirectly, by its parent company AXA Equitable Holdings, Inc. (“EQH”), a publicly traded holding company for a diverse group of financial services companies. AllianceBernstein Corporation, an indirect wholly-owned subsidiary of EQH, is the general partner of both AllianceBernstein and AllianceBernstein Holding L.P., a publicly traded partnership. As of September 30, 2019, AllianceBernstein managed approximately $592 billion in assets.
AllianceBernstein replaced Federated Clover Investment Advisors, Invesco Advisers, Inc., and T. Rowe Price Associates, Inc. as a subadviser of the Small Company Value Fund on June 20, 2019.
James W. MacGregor, CFA
is a portfolio manager of a portion of the Small Company Value Fund. Mr. MacGregor became Chief Investment Officer for U.S. Small and Mid-Cap Value Equities in 2009. From 2004 to 2009 he was the Director of Research for U.S. Small and Mid-Cap Value Equities. Previously, he was a Senior Research Analyst covering the banking, energy, industrial commodity, transportation, and aerospace & defense industries for U.S. Small and Mid-Cap Value Equities. Prior to joining AllianceBernstein in 1998, he was a sell-side research analyst at Morgan Stanley and Co., where he covered U.S. Packaging and Canadian Paper stocks.
Erik A. Turenchalk, CFA
is a portfolio manager of a portion of the Small Company Value Fund. Prior to January 1, 2020, Mr. Turenchalk served as a Global Industrial Sector Leader (2017-2019) and Senior Research Analyst (2012-2019) on the U.S. Small and Mid-Cap Value Equities team, responsible for covering industrial companies. He joined the firm in 1999, and was promoted to research analyst in 2005. From 1999 to 2007, Mr. Turenchalk worked on the Advanced Value Hedge Fund team, primarily researching short-position ideas with an emphasis on the consumer-cyclicals sector. In 2007, he relocated to London to support the firm’s international hedge-fund offerings. In 2010, Mr. Turenchalk returned to New York to oversee the research of short positions for the domestic hedge-fund portfolios. In 2012, he joined the U.S. Small and Mid-Cap Value Equities team. Prior to joining the firm, Mr. Turenchalk was a business analyst at Pratt & Whitney, a United Technologies company.
American Century Investment Management, Inc. (“American Century”), located at 4500 Main Street, Kansas City, Missouri 64111, manages the investments of the Mid-Cap Value Fund and a portion of the portfolio of the Small Company Value Fund. American Century is a privately held subsidiary of American Century Companies, Inc. As of September 30, 2019, American Century had approximately $169.3 billion in total assets under management.
American Century replaced Federated Clover Investment Advisors, Invesco Advisers, Inc., and T. Rowe Price Associates, Inc. as a subadviser of the Small Company Value Fund on June 20, 2019.
Phillip N. Davidson, CFA
is a portfolio manager of a portion of the Mid-Cap Value Fund, which is managed on a team basis. He is jointly and primarily responsible for the day-to-day management of the portfolio. Mr. Davidson is a Senior Vice President and Executive Portfolio Manager for American Century. He joined American Century in 1993 as a portfolio manager.
Jeff John, CFA
is a portfolio manager of a portion of the Small Company Value Fund, which is managed on a team basis. He is jointly and primarily responsible for the day-to-day management of the portfolio. Mr. John is a Vice President and Senior Portfolio Manager for American Century. He joined American Century in 2008 and became a portfolio manager in 2012.
Miles Lewis, CFA
is a portfolio manager of a portion of the Small Company Value Fund, which is managed on a team basis. He is jointly and primarily responsible for the day-to-day management of the portfolio. Mr. Lewis is a Vice President and Portfolio Manager for American Century. Mr. Lewis joined American Century in 2010 and became a portfolio manager in 2014.
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Michael Liss, CFA
is a portfolio manager of a portion of the Mid-Cap Value Fund, which is managed on a team basis. He is jointly and primarily responsible for the day-to-day management of the portfolio. Mr. Liss is a Vice President and Senior Portfolio Manager for American Century. Mr. Liss joined American Century in 1998 and became a portfolio manager in 2004.
Kevin Toney, CFA
is a portfolio manager of a portion of the Mid-Cap Value Fund, which is managed on a team basis. He is jointly and primarily responsible for the day-to-day management of the portfolio. Mr. Toney is the Chief Investment Officer - Global Value Equity, Senior Vice President, and Senior Portfolio Manager for American Century. Mr. Toney joined American Century in 1999 as an investment analyst and became a portfolio manager in 2006.
Brian Woglom, CFA
is a portfolio manager of a portion of the Mid-Cap Value Fund, which is managed on a team basis. He is jointly and primarily responsible for the day-to-day management of the portfolio. Mr. Woglom is a Vice President and Senior Portfolio Manager for American Century. Mr. Woglom joined American Century in 2005 as an investment analyst and became a portfolio manager in 2012.
Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow Hanley”), located at 2200 Ross Avenue, 31st Floor, Dallas, Texas 75201, manages a portion of the portfolio of the Fundamental Value Fund and Small Cap Value Equity Fund. Barrow Hanley is an indirect subsidiary of BrightSphere Investment Group, Inc., a public company listed on the New York Stock Exchange (“NYSE”) (Ticker: BSIG). BSIG is comprised of approximately seven independent asset management firms. As of September 30, 2019, Barrow Hanley had approximately $72 billion in assets under management.
Mark Giambrone
is a portfolio manager of a portion of the Fundamental Value Fund. Mr. Giambrone joined Barrow Hanley in 1999 and serves as a Managing Director. Prior to joining Barrow Hanley, Mr. Giambrone served as a portfolio consultant at HOLT Value Associates. During his 28-year investment career, he has also served as a senior auditor/tax specialist for KPMG Peat Marwick and Ernst & Young Kenneth Leventhal.
John P. Harloe, CFA
is a portfolio manager of a portion of the Small Cap Value Equity Fund. Mr. Harloe has been a Managing Director at Barrow Hanley since 1995. Prior to joining Barrow Hanley, Mr. Harloe was employed by Sterling Capital Management, where he served as a vice president and equity portfolio manager/analyst for nine years. During the remainder of his 44-year investment career, Mr. Harloe worked with James S. McClure at American National Insurance Company, American Capital Management and Research, and Oppenheimer & Co., Inc.
Coleman Hubbard, CFA
is a portfolio manager of a portion of the Small Cap Value Equity Fund. Mr. Hubbard has been a Director at Barrow Hanley since 2016. Prior to joining Barrow Hanley, he served as a financial analyst at Edgeview Partners. Mr. Hubbard began his investment career as an analyst at Bank of America Merrill Lynch.
Brad Kinkelaar
is a portfolio manager of a portion of the Fundamental Value Fund. Mr. Kinkelaar joined Barrow Hanley in 2017 and serves as a Managing Director. Prior to joining Barrow Hanley, Mr. Kinkelaar was employed by Pacific Investment Management Company (PIMCO) as an equity portfolio manager and head of dividend strategies. During his 24-year investment career, Mr. Kinkelaar served as a managing director and equity portfolio manager at Thornburg Investment Management and as an equity analyst at State Farm Insurance Companies.
James S. McClure, CFA
is a portfolio manager of a portion of the Small Cap Value Equity Fund. Mr. McClure has been a Managing Director at Barrow Hanley since 1995. Prior to joining Barrow Hanley, Mr. McClure was employed by Goldman Sachs Asset Management as a vice president and senior portfolio manager, managing the Capital Growth Fund, as well as separate accounts. During his 48-year investment career, he has served as the
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Chief Investment Officer, and then President and Chief Operating Officer at National Securities and Research Corporation. He also served as the Chief Investment Officer and executive vice president at Oppenheimer & Co., Inc. He managed mutual funds at American Capital Management and Research and was initially a securities analyst at American National Insurance Company.
Michael B. Nafya, CFA
is a portfolio manager of a portion of the Fundamental Value Fund. Mr. Nafya joined Barrow Hanley in 2008 as an equity analyst and currently serves as a Managing Director. During his 16-year investment career, he has served as an analyst at HBK and in institutional equity sales at Natexis Bleichroeder. Prior to joining Barrow Hanley, Mr. Nafya began his career in institutional sales at Sidoti & Company, LLC.
Terry L. Pelzel, CFA
is a portfolio manager of a portion of the Fundamental Value Fund. Mr. Pelzel joined Barrow Hanley in 2010 as an equity analyst and currently serves as a Managing Director. During his 15-year investment career, he has served as a senior portfolio analyst at Highland Capital Management, LP and as a financial analyst at Houlihan, Lokey, Howard & Zukin, Inc.
Brian F. Quinn, CFA
is a portfolio manager of a portion of the Fundamental Value Fund. Mr. Quinn joined Barrow Hanley in 2005 and serves as a Managing Director. During his 19-year investment career, he has served as an equity analyst for Clover Partners, LP and as a credit analyst for Frost Bank.
Lewis Ropp
is a portfolio manager of a portion of the Fundamental Value Fund. Mr. Ropp joined Barrow Hanley in 2001 and serves as a Managing Director. Prior to joining Barrow Hanley, Mr. Ropp was employed by Frost Securities where he was a senior equity analyst and a managing director of the Energy Group. Mr. Ropp also served in management positions at Shell Oil Company and as a securities analyst in the energy sector at Howard, Weil, Labouisse, Friedrichs, Inc. prior to joining Frost Securities.
BlackRock Investment Management, LLC (“BlackRock”), located at 1 University Square, Princeton, New Jersey 08540, manages the investments of the Select BlackRock Global Allocation Fund. BlackRock is an affiliate of BlackRock Advisors, LLC, which is an indirect, wholly-owned subsidiary of BlackRock, Inc. BlackRock and its affiliates had approximately $6.96 trillion in investment company and other portfolio assets under management as of September 30, 2019. The Select BlackRock Global Allocation Fund  is managed by a team of financial professionals. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund.
Dan Chamby, CFA
is jointly responsible for the day-to-day management of the Select BlackRock Global Allocation Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund. Mr. Chamby has been a Managing Director of BlackRock, Inc. since 2007. He was a Director of BlackRock, Inc. in 2006 and previously was an Associate Portfolio Manager of MLIM from 2003 to 2006. Mr. Chamby is expected to retire in March 2020.
David Clayton, CFA, JD
is jointly responsible for the day-to-day management of the Select BlackRock Global Allocation Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund. Mr. Clayton has been a Managing Director of BlackRock, Inc. since 2012. He was a Director of BlackRock from 2010 to 2011.
Russ Koesterich, CFA, JD
is jointly responsible for the day-to-day management of the Select BlackRock Global Allocation Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund. Mr. Koesterich has been a Managing Director of BlackRock, Inc. since 2009.
Rick Rieder
is jointly responsible for the day-to-day management of the Select BlackRock Global Allocation Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund. Mr. Rieder has been a Managing Director of BlackRock, Inc. since 2009.
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Boston Partners Global Investors, Inc.  (“Boston Partners”), located at One Grand Central Place, 60 East 42nd Street, Suite 1550, New York, New York 10165, manages a portion of the portfolio of the Fundamental Value Fund. Boston Partners is a registered investment adviser organized in Delaware. As of September 30, 2019, Boston Partners had approximately $86.6 billion in assets under management.
David T. Cohen, CFA
is a portfolio manager for Boston Partners’ Large Cap Value strategy and a portion of the Fundamental Value Fund. Mr. Cohen’s previous experience includes managing a portion of the Boston Partners Long/Short Research strategy and as an equity analyst specializing in the energy sector as well as the engineering & construction, and metals & mining industries. He has deep experience analyzing and understanding capital intensive commodity oriented businesses. Mr. Cohen joined the firm from Loomis Sayles where he had over 8 years of experience as a portfolio manager for their Research Fund, as well as running a global energy hedge fund. As an equity analyst Mr. Cohen covered the energy, materials, and industrials sectors. Prior to joining Loomis Sayles, Mr. Cohen was in consultant relations at MFS Investment Management. Mr. Cohen has 15 years of experience.
Mark E. Donovan, CFA
is the lead portfolio manager for Boston Partners’ Large Cap Value portfolios and a portion of the Fundamental Value Fund. Mr. Donovan is responsible for strategic and tactical operating decisions affecting the firm. He was one of the founding partners of Boston Partners Asset Management in 1995. Mr. Donovan joined the firm from The Boston Company where he was Senior Vice President and equity portfolio manager. He also spent five years as a consulting associate with Kaplan, Smith & Associates, and two years as a securities analyst for Value Line Inc. Mr. Donovan has 38 years of investment experience.
Stephanie McGirr
is a portfolio manager for Boston Partners’ Large Cap Value strategy and a portion of the Fundamental Value Fund. Ms. McGirr’s previous experience includes managing a portion of the Boston Partners Long/Short Research strategy and as an equity analyst specializing in the health care services, insurance, restaurant, retail, and apparel industries. Over the course of her tenure at Boston Partners, Ms. McGirr also covered the consumer staples and business services industries. She started with Boston Partners in 2002 as a research and quantitative assistant in the firm’s research group. Ms. McGirr joined Boston Partners from Arthur Andersen where she was an operations associate. Ms. McGirr has 17 years of experience.
David J. Pyle, CFA
is a portfolio manager for Boston Partners’ Large Cap Value portfolios and a portion of the Fundamental Value Fund. Prior to assuming this role, Mr. Pyle was an equity analyst covering the utility, insurance, leisure and lodging, packaging, publishing, and computer equipment and services sectors. Mr. Pyle joined Boston Partners from State Street Research where he was a research analyst and associate portfolio manager in their equity value group. Prior to that, he spent five years with Price Waterhouse. Mr. Pyle has 24 years of investment experience.
Brandywine Global Investment Management, LLC (“Brandywine Global”), located at 1735 Market Street, Suite 1800, Philadelphia, Pennsylvania 19103, manages a portion of the portfolio of the Diversified Value Fund. Founded in 1986, Brandywine Global offers an array of equity, fixed income, and balanced portfolios that invest in U.S., international, and global markets. The firm is a wholly-owned, independently operated subsidiary of Legg Mason, Inc., and is headquartered in Philadelphia. Brandywine Global also operates two affiliated companies with offices in Singapore and London. As of September 30, 2019, Brandywine Global managed approximately $74.6 billion in assets.
Joseph J. Kirby
is a portfolio manager of a portion of the Diversified Value Fund. Mr. Kirby is lead portfolio manager for Brandywine Global’s Diversified Large Cap Value Equity strategy. He serves as a portfolio manager and securities analyst on the Diversified Value Equity team. Mr. Kirby contributes to the quantitative and fundamental analysis of securities for the Diversified Value Equity portfolios by consistently applying Brandywine Global’s disciplined management exclusionary process. Since joining the firm and Diversified Team in 1995, he has been involved in each aspect of the portfolio process, including leading the trading efforts for all Diversified portfolios from 1997 through 2000. Prior to joining Brandywine Global, Mr. Kirby was with CoreStates Financial Corporation as an auditor (1992 – 1994).
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Henry F. Otto
is a portfolio manager of a portion of the Diversified Value Fund. Mr. Otto, Managing Director and Portfolio Manager of Brandywine Global, is the founder and co-lead portfolio manager of Brandywine Global’s Diversified Value Equity strategies. Prior to joining Brandywine Global in 1988, he was with Dimensional Fund Advisors, Inc., where he managed and traded small cap portfolios and developed computer systems to structure portfolios and analyze performance (1984 – 1987), and the Chicago Board of Trade as a financial economist developing financial-based futures and options (1982 – 1984). Mr. Otto is a member of the firm’s Executive Board.
Steven M. Tonkovich
is a portfolio manager of a portion of the Diversified Value Fund. Mr. Tonkovich, Managing Director and Portfolio Manager of Brandywine Global, is co-lead portfolio manager of the Diversified Value Equity strategies. He plays an integral role in the team’s continual refinement of the Diversified Value Equity investment process and the firm’s ongoing research into value investing. Prior to joining the firm in 1989, he was with the Wharton School of the University of Pennsylvania as a research analyst in the Finance Department (1987 – 1989); and the Moore School of Electrical Engineering of the University of Pennsylvania as a research assistant (1986 – 1987). Mr. Tonkovich is a member of the firm’s Executive Board.
Frontier Capital Management Company, LLC (“Frontier”), located at 99 Summer Street, Boston, Massachusetts 02110, manages a portion of the portfolio of the Mid Cap Growth Fund. Frontier was founded in 1980 and since 2000 has been a Delaware limited liability company with senior professionals of the firm sharing ownership with Affiliated Managers Group, Inc. As of September 30, 2019, Frontier had approximately $13.1 billion in assets under management.
Ravi Dabas
is a portfolio manager of a portion of the Mid Cap Growth Fund. Mr. Dabas is a Vice President and Portfolio Manager at Frontier. Mr Dabas joined Frontier in 2007 as an equity research analyst. He assumed portfolio management responsibilities for Frontier’s Mid Cap Growth portfolios in January 2019.
Christopher J. Scarpa
is a portfolio manager of a portion of the Mid Cap Growth Fund. Mr. Scarpa is a Vice President and Portfolio Manager at Frontier. Mr. Scarpa joined Frontier in 2001 as an equity research analyst. He assumed portfolio management responsibilities for Frontier’s Mid Cap Growth portfolios in 2010.
Harris Associates L.P. (“Harris”), located at 111 S. Wacker Drive, Suite 4600, Chicago, Illinois 60606, manages a portion of the portfolio of the Overseas Fund. Harris is a limited partnership managed by its general partner, Harris Associates, Inc. (“HAI”). Harris and HAI are wholly-owned subsidiaries of Natixis Investment Managers, L.P., which is an indirect subsidiary of Natixis Investment Managers, an international asset management group based in Paris, France, that is in turn principally owned by Natixis, a French investment banking and financial services firm. Natixis is principally owned by BPCE, France’s second largest banking group. BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks. Together with its predecessor firms, Harris has advised and managed mutual funds since 1970. Harris managed approximately $111 billion in assets as of September 30, 2019.
David G. Herro, CFA
is a portfolio manager of a portion of the Overseas Fund. Mr. Herro is the Deputy Chairman, the Chief Investment Officer of International Equities, and a Portfolio Manager at Harris. Prior to joining Harris in 1992, Mr. Herro worked as a portfolio manager for The Principal Financial Group from 1986 to 1989 and as a portfolio manager for The State of Wisconsin Investment Board from 1989 to 1992.
Michael L. Manelli, CFA
is a portfolio manager of a portion of the Overseas Fund. Mr. Manelli is a Vice President, a Portfolio Manager, and an International Investment Analyst at Harris. Prior to joining Harris in 2005, Mr. Manelli was a Research Associate/Analyst at Morgan Stanley from 2001 to 2005.
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Invesco Advisers, Inc. (“Invesco”), located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, manages a portion of the portfolio of the Small Cap Growth Equity Fund. Invesco is an indirect wholly-owned subsidiary of Invesco Ltd., a publicly traded company that, through its subsidiaries, engages in the business of investment management on an international basis. As of September 30, 2019, Invesco had approximately $1.2 trillion in assets under management.
Invesco replaced OFI Global Institutional, Inc. as a subadviser of the Small Cap Growth Equity Fund at the close of business on May 24, 2019.
Ash Shah, CFA
is a co-portfolio manager of a portion of the Small Cap Growth Equity Fund. Mr. Shah is a portfolio manager at Invesco. He has been associated with Invesco and/or its affiliates since 2019. Prior to 2019, he was a Senior Portfolio Manager at OFI Global Institutional, Inc. (“OFI Global”) since February 2014. Mr. Shah was a Senior Research Analyst of OFI Global from February 2006 to February 2014. Prior to joining OFI Global, Mr. Shah was a Vice President and Senior Analyst with Merrill Lynch Investment Managers. Prior to that, he was a Vice President and Senior Analyst for BlackRock Financial Management.
Ronald Zibelli, Jr., CFA
is a co-portfolio manager of a portion of the Small Cap Growth Equity Fund. Mr. Zibelli is a portfolio manager at Invesco. He has been associated with Invesco and/or its affiliates since 2019. Prior to 2019, he was a Senior Portfolio Manager at OFI Global Institutional, Inc. (“OFI Global”) since May 2006. Prior to joining OFI Global, he spent six years at Merrill Lynch Investment Managers, during which time he was a Managing Director and Small Cap Growth Team Leader, responsible for managing 11 portfolios. Prior to joining Merrill Lynch Investment Managers, Mr. Zibelli spent 12 years with Chase Manhattan Bank, including two years as Senior Portfolio Manager (U.S. Small Cap Equity) at Chase Asset Management.
Jackson Square Partners, LLC (“Jackson Square”), is located at 101 California Street, Suite 3750, San Francisco, California 94111 and manages a portion of the portfolio of the Growth Opportunities Fund. Jackson Square is a limited liability company organized under the laws of Delaware. Jackson Square is jointly owned by California Street Partners, LP, which is beneficially owned by its portfolio management team and other employees of Jackson Square, and Macquarie Investment Management Advisers, a series of Macquarie Investment Management Business Trust (formerly known as Delaware Investments Fund Advisers (“Delaware Investments”)). As of September 30, 2019, Jackson Square had approximately $20.9 billion in assets under management.
Christopher J. Bonavico, CFA
is a portfolio manager of a portion of the Growth Opportunities Fund. Mr. Bonavico is a Portfolio Manager and Analyst at Jackson Square. Jackson Square manages large-cap growth, smid-cap growth, all-cap growth, and global growth portfolios. Prior to joining Jackson Square, he was a portfolio manager and equity analyst on Delaware Investments’ Focus Growth Equity team from April 2005 to April 2014. Prior to joining Delaware Investments, Mr. Bonavico was a principal and portfolio manager at Transamerica Investment Management, where he managed subadvised funds and institutional separate accounts. Before joining Transamerica in 1993, he was a research analyst for Salomon Brothers.
Christopher M. Ericksen, CFA
is a portfolio manager of a portion of the Growth Opportunities Fund. Mr. Ericksen is a Portfolio Manager and Analyst at Jackson Square. Jackson Square manages large-cap growth, smid-cap growth, all-cap growth, and global growth portfolios. Prior to joining Jackson Square, he was a portfolio manager and equity analyst on Delaware Investments’ Focus Growth Equity team from April 2005 to April 2014. Prior to joining Delaware Investments, Mr. Ericksen was a portfolio manager at Transamerica Investment Management, where he also managed institutional separate accounts. Before joining Transamerica in 2004, he was a vice president at Goldman Sachs. During his 10 years there, he worked in investment banking as well as investment management.
William Montana
is a portfolio manager for a portion of the Growth Opportunities Fund. Mr. Montana is a Portfolio Manager and Analyst at Jackson Square. Jackson Square manages large-cap growth, smid-cap growth, all-cap growth, and global growth portfolios. Mr. Montana joined Jackson Square in September 2014. Prior to
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joining Jackson Square, he was an associate at TPG Capital, a private equity firm, from August 2011 to August 2014, focusing on growth capital opportunities. Before that, Mr. Montana spent two years at Goldman Sachs as an investment banking analyst, focusing on financial institutions.
Daniel J. Prislin, CFA
is a portfolio manager of a portion of the Growth Opportunities Fund. Mr. Prislin is a Portfolio Manager and Analyst at Jackson Square. Jackson Square manages large-cap growth, smid-cap growth, all-cap growth, and global growth portfolios. Prior to joining Jackson Square, he was a portfolio manager and equity analyst on Delaware Investments’ Focus Growth Equity team from April 2005 to April 2014. Prior to joining Delaware Investments, Mr. Prislin was a principal and portfolio manager at Transamerica Investment Management, where he also managed subadvised funds and institutional separate accounts. Prior to joining Transamerica in 1998, he was a portfolio manager with The Franklin Templeton Group.
Jeffrey S. Van Harte, CFA
is a portfolio manager of a portion of the Growth Opportunities Fund. Mr. Van Harte is Chairman and Chief Investment Officer of Jackson Square, which manages large-cap growth, smid-cap growth, all-cap growth, and global growth portfolios. Prior to joining Jackson Square, he was the chief investment officer for Delaware Investments’ Focus Growth Equity team from April 2005 to April 2014. The Focus Growth Equity team managed large-cap growth, smid-cap growth, all-cap growth, and global growth portfolios. Prior to joining Delaware Investments, Mr. Van Harte was a principal and executive vice president at Transamerica Investment Management. He has been managing portfolios and separate accounts for 35 years. Before becoming a portfolio manager, Mr. Van Harte was a securities analyst and trader for Transamerica Investment Services, which he joined in 1980.
Loomis, Sayles & Company, L.P. (“Loomis Sayles”), located at One Financial Center, Boston, Massachusetts 02111, manages a portion of the portfolio of the Blue Chip Growth Fund. Loomis Sayles is an indirect subsidiary of Natixis Investment Managers, L.P. which owns, in addition to Loomis Sayles, a number of other asset management and distribution and service entities. Natixis Investment Managers, L.P. is part of Natixis Investment Managers, an international asset management group based in Paris, France, that is in turn principally owned by Natixis, a French investment banking and financial services firm. As of September 30, 2019, Loomis Sayles managed approximately $286 billion in assets.
Aziz V. Hamzaogullari, CFA
is the portfolio manager of a portion of the Blue Chip Growth Fund. Mr. Hamzaogullari is the Chief Investment Officer of the Growth Equity Strategies Team at Loomis Sayles. He is the portfolio manager of the Loomis Sayles large cap, global, and all cap growth strategies, including the Loomis Sayles Growth and Global Growth mutual funds and products outside the U.S. Mr. Hamzaogullari is also an Executive Vice President and a member of the Board of Directors at Loomis Sayles. Mr. Hamzaogullari joined Loomis Sayles in 2010 from Evergreen Investments where he was a senior portfolio manager and managing director. He joined Evergreen in 2001, was promoted to director of research in 2003 and portfolio manager in 2006. He was head of Evergreen’s Berkeley Street Growth Equity team and was founder of the research and investment process. Prior to Evergreen, Mr. Hamzaogullari was a senior equity analyst and portfolio manager at Manning & Napier Advisors. Mr. Hamzaogullari has 26 years of investment industry experience.
Massachusetts Financial Services Company (“MFS”), located at 111 Huntington Avenue, Boston, Massachusetts 02199, manages a portion of the portfolio of the Overseas Fund. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). As of September 30, 2019, the MFS organization had approximately $494 billion in net assets under management.
Filipe Benzinho
is a portfolio manager of a portion of the Overseas Fund. Mr. Benzinho, an Investment Officer of MFS, has been employed in the investment area of MFS since 2009.
Daniel Ling
is a portfolio manager of a portion of the Overseas Fund. Mr. Ling, an Investment Officer of MFS, has been employed in the investment area of MFS since 2006.
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Metropolitan West Asset Management, LLC (“MetWest”), located at 865 S. Figueroa Street, Suite 1800, Los Angeles, California 90017, manages the investments of the Total Return Bond Fund. A team of investment professionals manages the Fund. The team consists of Tad Rivelle, MetWest’s Chief Investment Officer and Generalist Portfolio Manager, who is responsible for developing the firm’s long-term economic outlook that guides strategies; Laird Landmann, President and Generalist Portfolio Manager, Stephen Kane, CFA, Group Managing Director and Generalist Portfolio Manager, and Bryan Whalen, CFA, Group Managing Director and Generalist Portfolio Manager, who co-manage security selection and the trade execution process. Messrs. Rivelle, Landmann, and Kane founded MetWest in August 1996. Mr. Whalen has been with MetWest since May 2004. MetWest is an indirect wholly-owned subsidiary of The TCW Group, Inc. (“TCW”). MetWest, together with TCW and its other subsidiaries, which provide a variety of investment management and investment advisory services, had approximately $210.6 billion in assets under management or committed to management, including $177 billion of U.S. fixed income investments, as of September 30, 2019.
Stephen M. Kane, CFA
is a portfolio manager of the Total Return Bond Fund. Mr. Kane, a Group Managing Director, is a Generalist Portfolio Manager in the U.S. Fixed Income Group. He joined TCW in 2009 during the acquisition of MetWest. At MetWest, Mr. Kane was responsible for leading MetWest’s AlphaTrak, Ultra Short and Liability Driven Investment (LDI) products, and he co-manages many of the firm’s mutual funds. Under his co-leadership, the MetWest investment team was recognized as Morningstar’s Fixed Income Manager of the Year for 2005. Prior to establishing MetWest, Mr. Kane was a fixed income portfolio manager at Hotchkis and Wiley. He also served as a Vice President at PIMCO.
Laird R. Landmann
is a portfolio manager of the Total Return Bond Fund. Mr. Landmann, a Group Managing Director, is the President of MetWest and a Generalist Portfolio Manager in the U.S. Fixed Income Group. He joined TCW in 2009 during the acquisition of MetWest. Mr. Landmann currently serves on the boards of the TCW and Metropolitan West Mutual Funds. Mr. Landmann currently co-manages many of TCW and MetWest’s mutual funds, including the MetWest Total Return Bond Fund, MetWest High Yield Bond Fund, and TCW Core Fixed Income Fund, and leads the fixed income group’s risk management efforts. He is a leader of the MetWest investment team that was recognized as Morningstar’s Fixed Income Manager of the Year for 2005 and has been nominated for the award eight times. Prior to founding MetWest in 1996, Mr. Landmann was a principal and the co-director of fixed income at Hotchkis and Wiley. He also served as a portfolio manager and vice president at PIMCO.
Tad Rivelle
is a portfolio manager of the Total Return Bond Fund. Mr. Rivelle, a Group Managing Director, is Chief Investment Officer, Fixed Income, overseeing over $177 billion in fixed income assets, including nearly $94.4 billion of mutual fund assets under the TCW and MetWest Funds brand. Prior to joining TCW, he served as Chief Investment Officer for MetWest, an independent institutional investment manager that he cofounded. The MetWest investment team has been recognized for a number of performance related awards, including Morningstar’s Fixed Income Manager of the Year. Mr. Rivelle was also the co-director of fixed income at Hotchkis & Wiley and a portfolio manager at Pacific Investment Management Company LLC (“PIMCO”).
Bryan T. Whalen, CFA
is a portfolio manager of the Total Return Bond Fund. Mr. Whalen, a Group Managing Director, is a Generalist Portfolio Manager in the U.S. Fixed Income Group. He joined TCW in 2009 during the acquisition of MetWest as co-head of the Securitized Products division. Prior to joining TCW, Mr. Whalen was a partner and co-head of MetWest’s Securitized Products division. Prior to joining MetWest in 2004, he was a director in the fixed income department at Credit Suisse First Boston in New York. Previously, he was a vice president at Donaldson, Lufkin & Jenrette.
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Northern Trust Investments, Inc. (“NTI”), located at 50 South LaSalle Street, Chicago, Illinois 60603, manages the investments of the S&P 500 Index Fund, S&P Mid Cap Index Fund, Russell 2000 Small Cap Index Fund, and MSCI EAFE International Index Fund. NTI, a subsidiary of Northern Trust Corporation, is an Illinois State Banking Corporation and an investment adviser registered under the Investment Advisers Act of 1940, as amended. It primarily manages assets for institutional and individual separately managed accounts, investment companies, and bank common and collective funds. Northern Trust Corporation is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended. As of September 30, 2019, Northern Trust Corporation, through its affiliates, had assets under custody of $8.76 trillion and assets under investment management of $1.20 trillion.
Brent Reeder
is primarily responsible for the day-to-day management of the S&P 500 Index Fund, S&P Mid Cap Index Fund, and Russell 2000 Small Cap Index Fund. Mr. Reeder is a Senior Vice President at NTI where he is responsible for index equity management in the United States. Mr. Reeder joined NTI in 1998.
Steven Santiccioli
is primarily responsible for the day-to-day management of the MSCI EAFE International Index Fund. Mr. Santiccioli is a Vice President at NTI. Mr. Santiccioli joined NTI in 2003 and manages various quantitative equity portfolios.
Sands Capital Management, LLC (“Sands Capital”), located at 1000 Wilson Boulevard, Suite 3000, Arlington, Virginia 22209, manages a portion of the portfolio of the Growth Opportunities Fund. As of September 30, 2019, Sands Capital had approximately $40.1 billion in assets under management.
Wesley A. Johnston, CFA
is a portfolio manager of a portion of the Growth Opportunities Fund. Mr. Johnston, Portfolio Manager and Senior Research Analyst, has been with Sands Capital since 2004.
Frank M. Sands, CFA
is a portfolio manager of a portion of the Growth Opportunities Fund. Mr. Sands, Chief Investment Officer and Chief Executive Officer, has been with Sands Capital since June 2000. Before joining Sands Capital, he was a Research Analyst, Portfolio Manager, and Principal at Fayez Sarofim & Co. from August 1994 to June 2000.
A. Michael Sramek, CFA
is a portfolio manager of a portion of the Growth Opportunities Fund. Mr. Sramek, Research Analyst, Senior Portfolio Manager, and Managing Director, has been with Sands Capital since 2001. Prior to joining Sands Capital, he was a Research Analyst at Mastrapasqua & Associates during 2000. Prior to obtaining his MBA in 2000, he was an Associate, Plan Sponsor Services at BARRA/Rogers Casey from 1995 to 1998.
Thomas H. Trentman, CFA
is a portfolio manager of a portion of the Growth Opportunities Fund. Mr. Trentman, Portfolio Manager and Research Analyst, has been with Sands Capital since 2005.
T. Rowe Price Associates, Inc. (“T. Rowe Price”), located at 100 East Pratt Street, Baltimore, Maryland 21202, manages the investments of the Select T. Rowe Price International Equity Fund and a portion of the portfolio of the Diversified Value Fund, Equity Opportunities Fund, Blue Chip Growth Fund, and Mid Cap Growth Fund. T. Rowe Price, a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly-traded financial services holding company, has been managing assets since 1937. In addition, T. Rowe Price International Ltd (“T. Rowe Price International”) serves as sub-subadviser for the Select T. Rowe Price International Equity Fund and subject to the supervision of T. Rowe Price, is authorized to trade securities and make discretionary investment decisions on behalf of the Fund (which includes selecting foreign investments in developed and emerging market countries). T. Rowe Price International is a direct subsidiary of T. Rowe Price and its address is 60 Queen Victoria Street, London EC4N 4TZ, United Kingdom. As of September 30, 2019, T. Rowe Price and its affiliates had approximately $1.126 trillion in assets under management.
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Brian W. H. Berghuis, CFA
is the portfolio manager of a portion of the Mid Cap Growth Fund. Mr. Berghuis is a Vice President and Portfolio Manager for T. Rowe Price. He joined T. Rowe Price in 1985 and his investment experience dates from 1983. Mr. Berghuis has served as a portfolio manager for T. Rowe Price throughout the past five years.
Richard N. Clattenburg, CFA
is a portfolio manager of the Select T. Rowe Price International Equity Fund. Mr. Clattenburg is a Vice President and Portfolio Manager for T. Rowe Price. He joined T. Rowe Price in 2005 and his investment experience dates from 2003. Mr. Clattenburg has served as an equity research analyst and portfolio manager (beginning in 2015) for T. Rowe Price.
John D. Linehan, CFA
is the portfolio manager of a portion of the Diversified Value Fund and Equity Opportunities Fund. Mr. Linehan is a Vice President and Portfolio Manager for T. Rowe Price. He joined T. Rowe Price in 1998 and his investment experience dates from 1989. During the past five years, Mr. Linehan has served as a portfolio manager and the head of U.S. Equity for T. Rowe Price (from February 2010 – June 2014).
Colin McQueen
is a portfolio manager of the Select T. Rowe Price International Equity Fund. Mr. McQueen is a Vice President and Portfolio Manager for T. Rowe Price International. He joined T. Rowe Price International in 2019 and his investment experience dates from 1990. Prior to joining T. Rowe Price International, Mr. McQueen served as Head of the Global Value team at Sanlam Investments (Pty) Ltd (formerly Sanlam FOUR Investments UK Limited), where he also had portfolio management responsibilities for two global value funds.
Raymond A. Mills, Ph.D., CFA
is a portfolio manager of the Select T. Rowe Price International Equity Fund. Mr. Mills is a Vice President and Portfolio Manager for T. Rowe Price. He joined T. Rowe Price in 1997 and his investment experience dates from that time. Mr. Mills has served as a portfolio manager for T. Rowe Price throughout the past five years.
Gonzalo Pangaro, CPA
is a portfolio manager of the Select T. Rowe Price International Equity Fund. Mr. Pangaro is a Vice President and Portfolio Manager for T. Rowe Price International. He joined T. Rowe Price International in 1998 and his investment experience dates from 1991. Mr. Pangaro has served as a portfolio manager for T. Rowe Price International throughout the past five years.
Larry J. Puglia, CFA, CPA
is the portfolio manager of a portion of the Blue Chip Growth Fund. Mr. Puglia is a Vice President and Portfolio Manager for T. Rowe Price. He joined T. Rowe Price in 1990 and his investment experience dates from 1989. Mr. Puglia has served as a portfolio manager for T. Rowe Price throughout the past five years.
Wellington Management Company LLP (“Wellington Management”), a Delaware limited liability partnership with principal offices located at 280 Congress Street, Boston, Massachusetts 02210, manages the investments of the Fundamental Growth Fund and a portion of the portfolio of the Equity Opportunities Fund, Small Cap Value Equity Fund, and Small Cap Growth Equity Fund. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of September 30, 2019, Wellington Management and its investment advisory affiliates had investment management authority with respect to approximately $1,102 billion in assets.
Mario E. Abularach, CFA, CMT
has been involved in portfolio management and securities analysis for the portion of the Small Cap Growth Equity Fund managed in the small capitalization growth style since 2006. Mr. Abularach is a Senior Managing Director and Equity Research Analyst of Wellington Management and joined the firm as an investment professional in 2001.
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Steven C. Angeli, CFA
has been involved in portfolio management and securities analysis for the portion of the Small Cap Growth Equity Fund managed in the small capitalization growth style since 2004. Mr. Angeli is a Senior Managing Director and Equity Portfolio Manager of Wellington Management and joined the firm as an investment professional in 1994.
Daniel J. Fitzpatrick, CFA
has been involved in portfolio management and securities analysis for the portion of the Small Cap Growth Equity Fund managed in the small capitalization opportunities style since 2001. Mr. Fitzpatrick is a Senior Managing Director and Equity Portfolio Manager of Wellington Management and joined the firm as an investment professional in 1998.
Edmond C. Griffin, CFA
has served as a portfolio manager of a portion of the Small Cap Value Equity Fund since 2020. Mr. Griffin is a Managing Director and Equity Portfolio Manager of Wellington Management and joined the firm as an investment professional in 2008.
Donald J. Kilbride
has served as the portfolio manager of a portion of the Equity Opportunities Fund since 2017. Mr. Kilbride is a Senior Managing Director and Equity Portfolio Manager of Wellington Management and joined the firm as an investment professional in 2002.
Timothy J. McCormack, CFA
has served as portfolio manager of a portion of the Small Cap Value Equity Fund since 2009. Mr. McCormack is a Senior Managing Director and Equity Portfolio Manager of Wellington Management and joined the firm as an investment professional in 2000.
Stephen Mortimer
has been involved in portfolio management and securities analysis for the portion of the Small Cap Growth Equity Fund managed in the small capitalization growth style since 2006. Mr. Mortimer is a Senior Managing Director and Equity Portfolio Manager of Wellington Management and joined the firm as an investment professional in 2001.
Shaun F. Pedersen
has served as portfolio manager of a portion of the Small Cap Value Equity Fund since 2009. Mr. Pedersen is a Senior Managing Director and Equity Portfolio Manager of Wellington Management and joined the firm as an investment professional in 2004.
John V. Schneider, CFA
has been involved in portfolio management and securities analysis for the portion of the Small Cap Growth Equity Fund managed in the small capitalization growth style since 2018. Mr. Schneider is a Vice President and Equity Research Analyst of Wellington Management and joined the firm as an investment professional in 2016. Prior to joining Wellington Management, Mr. Schneider worked as a portfolio manager and equity research analyst specializing in the consumer discretionary and consumer staples sectors at Granahan Investment Management (2006 – 2016).
Joel Thomson, CFA
has served as the portfolio manager of the Fundamental Growth Fund since 2019. Mr. Thomson is a Managing Director and Equity Portfolio Manager of Wellington Management and joined the firm as an investment professional in 2008.
Western Asset Management Company, LLC (formerly known as Western Asset Management Company) (“Western Asset”), established in 1971, is located at 385 E. Colorado Boulevard, Pasadena, California 91101. Western Asset Management Company Limited (“Western Asset Limited”) was founded in 1984 and is located at 10 Exchange Square, Primrose Street, London, EC 2A2EN, United Kingdom. As of September 30, 2019, total assets under management by Western Asset and Western Asset Limited were approximately $452.9 billion and $36.7 billion, respectively. Western Asset Limited is affiliated with Western Asset, jointly managing the Strategic Bond Fund. Western Asset Limited provides certain subadvisory services relating to currency
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transactions and investments in non-U.S. dollar denominated securities and related foreign currency instruments. Expertise from Western Asset Limited’s investment professionals add local sector investment experience as well as the ability to trade in local markets. Western Asset and Western Asset Limited maintain constant interaction and coordination between their investment professionals to maintain a unified and cohesive investment management approach.
John L. Bellows, CFA, PhD
is a portfolio manager of the Strategic Bond Fund. Mr. Bellows is a Portfolio Manager at the Firm. He joined the Firm in 2012 as an Investment Management Strategy Analyst before assuming his current role. Prior to joining the Firm, Mr. Bellows served at the U.S. Department of the Treasury, as the Acting Assistant Secretary for Economic Policy.
S. Kenneth Leech
is a portfolio manager of the Strategic Bond Fund. Mr. Leech is the Chief Investment Officer and a Portfolio Manager at the Firm. Prior to joining the Firm in 1990, he worked as a portfolio manager at Greenwich Capital Markets, The First Boston Corporation, and National Bank of Detroit.
Mark S. Lindbloom
is a portfolio manager of the Strategic Bond Fund. Mr. Lindbloom is a Portfolio Manager at the Firm. Prior to joining the Firm in 2005, he worked as a portfolio manager at Citigroup Asset Management and Brown Brothers Harriman & Co.
Frederick R. Marki, CFA
is a portfolio manager of the Strategic Bond Fund. Mr. Marki is a Portfolio Manager at the Firm. Prior to joining the Firm in 2005, Mr. Marki was Senior Portfolio Manager with Citigroup Asset Management, Portfolio Manager with UBS, and Vice President with Merrill Lynch.
Julien A. Scholnick, CFA
is a portfolio manager of the Strategic Bond Fund. Mr. Scholnick is a Portfolio Manager at the Firm. Prior to joining the Firm in 2003, Mr. Scholnick served as an Associate in the Private Client Group with Salomon Smith Barney, as a Senior Analyst with Digital Coast Partners and as a Senior Analyst with Arthur Andersen, LLP.
The Funds’ SAI provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio managers, and each portfolio manager’s ownership of securities in the relevant Fund.
MML Advisers has received exemptive relief from the Securities and Exchange Commission (“SEC”) to permit it to change subadvisers or hire new subadvisers for a number of the series of the Trust from time to time without obtaining shareholder approval. (In the absence of that exemptive relief, shareholder approval might otherwise be required.) Several other mutual fund companies have received similar relief. MML Advisers believes having this authority is important, because it allows MML Advisers to remove and replace a subadviser in a quick, efficient, and cost-effective fashion when, for example, the subadviser’s performance is inadequate or the subadviser no longer is able to meet a Trust series’ investment objective and strategies. Pursuant to the exemptive relief, MML Advisers will provide to a Fund’s shareholders, within 90 days of the hiring of a new subadviser, an information statement describing the new subadviser. MML Advisers will not rely on this authority for any Fund unless the Fund’s shareholders have approved this arrangement. As of the date of this Prospectus, this exemptive relief is available to each Fund.
Other Information
On December 7, 2010, the Trust was named as a defendant and putative member of the proposed defendant class of shareholders named in an adversary proceeding brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Official Committee”) in the U.S. Bankruptcy Court for the District of Delaware, in connection with Tribune Company’s Chapter 11 bankruptcy proceeding (In re Tribune Company). The proceeding relates to a leveraged buyout (“LBO”) transaction by which Tribune Company converted to a privately-held company in 2007, and the putative defendant class is comprised of beneficial owners of shares of Tribune Company who received proceeds (the “Proceeds”) of the LBO. The Official Committee seeks to recover payments of those Proceeds. On April 5, 2012, the adversary proceeding was transferred to the Southern District of New York for consolidated pretrial proceedings. The action is now being prosecuted by the litigation trustee (“Trustee”) for the Tribune Litigation Trust.
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The potential amounts sought to be recovered from the Diversified Value Fund and S&P 500 Index Fund are approximately $1,621,800 and $1,186,430, respectively, plus interest and the Official Committee’s court costs.
In addition, on June 2, 2011, the Diversified Value Fund and S&P 500 Index Fund were named as defendants in a closely related, parallel adversary proceeding brought in connection with the Tribune Company’s LBO by Deutsche Bank Trust Company Americas, in its capacity as successor indenture trustee for a certain series of Senior Notes, Law Debenture Trust Company of New York, in its capacity as successor indenture trustee for a certain series of Senior Notes, and Wilmington Trust Company, in its capacity as successor indenture trustee for the PHONES Notes (together, the “Plaintiffs”), in the United States District Court for the District of Massachusetts. The Plaintiffs also seek to recover payments of the Proceeds. On December 20, 2011, this action was transferred to the Southern District of New York for consolidated pretrial proceedings.
The Funds cannot predict the outcome of these proceedings. If the proceedings were to be decided in a manner adverse to the Funds, or if the Funds were to enter into a settlement agreement with the Trustee or the Plaintiffs, as applicable, the payment of such judgment or settlement could potentially have a material adverse effect on the Funds’ NAVs depending on the net assets of each applicable Fund at the time of such judgment or settlement.
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About the Classes of Shares – I, R5, Service, Administrative, A, R4, and R3 Shares
Each Fund (other than the Select T. Rowe Price International Equity Fund) offers seven Classes of shares. The Select T. Rowe Price International Equity Fund only offers Class I shares. The only differences among the various Classes are that (a) each Class is subject to different expenses specific to that Class, including any expenses under a Rule 12b-1 Plan and administrative and shareholder service expenses; (b) each Class has a different Class designation; (c) each Class has exclusive voting rights with respect to matters solely affecting such Class; and (d) each Class has different exchange privileges. Not all of the Classes of a Fund are available in every state.
Shares of all Classes, except Class I shares, are subject to an administrative and shareholder services fee described above under “Management of the Funds – Investment Adviser.” In addition, Class A, Class R3, and Class R4 shares are subject to servicing or distribution fees paid under a Rule 12b-1 Plan. Class A, Administrative Class, and Service Class shares are subject to an additional supplemental shareholder services fee, described under “Distribution Plan, Shareholder Servicing, and Payments to Intermediaries,” below. Different fees and expenses of a Class will affect performance of that Class. For actual past expenses of each share Class, see the “Financial Highlights” tables later in this Prospectus. Investors may receive different levels of service in connection with investments in different Classes of shares, and intermediaries may receive different levels of compensation in connection with each share Class. For additional information, call us toll free at 1-888-309-3539 or contact a sales representative or financial intermediary who offers the Classes.
Class I, Class R5, Service Class, and Administrative Class shares are offered primarily to institutional investors through institutional distribution channels, such as employer-sponsored retirement plans or through broker-dealers, financial institutions, or insurance companies. Class A, Class R4, and Class R3 shares are offered primarily through other distribution channels, such as broker-dealers or financial institutions. All Classes of shares are available for purchase by insurance company separate investment accounts, qualified plans under Section 401(a) of the Code, Code Section 403(b) plans, Code Section 457 plans, non-qualified deferred compensation plans, and other institutional investors.
Mutual funds and collective trust funds may purchase Class I, Class R5, and Service Class shares. Class A, Class R3, Class R4, and Class R5 shares may be purchased by voluntary employees’ beneficiary associations described in Code Section 501(c)(9). Class A shares of any Fund, with the exception of the Total Return Bond Fund and S&P 500 Index Fund may be purchased by individual retirement accounts described in Code Section 408. Class R4 shares of the Total Return Bond Fund and S&P 500 Index Fund may also be purchased by individual retirement accounts described in Code Section 408.
Class I and Class A shares may also be purchased by individual investors through a financial intermediary or through a product sponsored by a financial intermediary.
Additional Information.
A plan or institutional investor will be permitted to purchase shares of a class based upon the expected size (over time), servicing needs, or distribution or servicing costs for the plan or institutional investor as determined by MML Distributors, LLC (the “Distributor”) or MassMutual, as applicable. A financial intermediary may, by agreement with the Distributor or MassMutual, make available to its plan or institutional clients shares of one class or a limited number of classes of the Funds. An investor should consult its financial intermediary for information (including expense information) regarding the share class(es) the intermediary will make available for purchase by the investor.
Eligible purchasers must generally (except for certain individual investors and individual retirement accounts) have an agreement with MassMutual or a MassMutual affiliate to purchase shares. There is no minimum plan or institutional investor size to purchase Class A, Class R4, and Class R3 shares.
Class A shares may be offered to present or former officers, directors, trustees, and employees (and their spouses, parents, children, and siblings) of the Funds, MassMutual, and its affiliates and retirement plans established by them for their employees.

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Sales Charges by Class
Initial Sales Charges
Class A shares are sold at their offering price, which is normally NAV plus an initial sales charge. However, in some cases, as described below, purchases are not subject to an initial sales charge, and the offering price will be the NAV. In other cases, reduced sales charges may be available, as described below. Out of the amount you invest, the Fund receives the NAV to invest for your account.
The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor or allocated to your dealer as a concession. The Distributor reserves the right to reallow the entire sales charge as a concession to dealers. The current sales charge rates and concessions paid to dealers and brokers are as follows:
Front-End Sales Charge (As a Percentage of Offering Price)/Front-End Sales Charge (As a Percentage of Net Amount Invested)/Concession (As a Percentage of Offering Price) for Different Purchase Amounts:
Price Breakpoints	General Equity		General Taxable Bond		Shorter- Term Bond
Less than $25,000	5.50	%/	4.25	%/	2.50	%/
	5.82	%/	4.44	%/	2.56	%/
	4.50%		3.50%		2.00%
$25,000 – $49,999	5.25	%/	4.25	%/	2.25	%/
	5.54	%/	4.44	%/	2.30	%/
	4.25%		3.50%		1.75%
$50,000 – $99,999	4.50	%/	4.00	%/	2.00	%/
	4.71	%/	4.17	%/	2.04	%/
	3.50%		3.25%		1.50%
$100,000 – $249,999	3.50	%/	3.00	%/	1.75	%/
	3.63	%/	3.09	%/	1.78	%/
	2.50%		2.25%		1.25%
$250,000 – $499,999	2.25	%/	1.75	%/	1.25	%/
	2.30	%/	1.78	%/	1.27	%/
	1.75%		1.50%		0.75%
$500,000 – $999,999	1.75	%/	1.00	%/	0.75	%/
	1.78	%/	1.01	%/	0.76	%/
	1.10%		0.75%		0.50%
$1,000,000 or more	None/		None/		None/
	None/		None/		None/
	0.75%		0.50%		0.50%
A reduced sales charge may be obtained for Class A shares under the Funds’ “Rights of Accumulation” because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers, and brokers making such sales.
To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you can add together:
•
Current purchases of Class A shares of more than one Fund subject to an initial sales charge to reduce the sales charge rate that applies to current purchases of Class A shares; and

•
Class A shares of Funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold your investment in the previously purchased Funds.

The Distributor will add the value, at current offering price, of the Class A shares you previously purchased and currently own to the value of current purchases to determine the sales charge rate that applies. The reduced sales charge will apply only to current purchases. You must request the reduced sales charge when you buy Class A shares and inform your broker-dealer or other financial intermediary of Class A shares of any other Funds that you own. Information regarding reduced sales charges can be found on the MassMutual website at http://www.massmutual.com/funds.
Contingent Deferred Sales Charges
There is no initial sales charge on purchases of Class A shares of any one or more of the Funds aggregating $1 million or more. The Distributor pays dealers of record concessions in an amount equal to .75%, or .50% of purchases of  $1 million or more, as shown in the above table. The concession will not be paid on purchases of shares by exchange or that were previously subject to a front-end sales charge and dealer concession.
If you redeem any of those shares within a holding period of 18 months from the date of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds (unless you are eligible for a waiver of that sales charge based on the categories listed below and you advise the transfer agent, MassMutual, or another intermediary of your eligibility for the waiver when you place your redemption request).

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All contingent deferred sales charges will be based on the lesser of the NAV of the redeemed shares at the time of redemption or the original NAV. A contingent deferred sales charge is not imposed on:
•
the amount of your account value represented by an increase in NAV over the initial purchase price,

•
shares purchased by the reinvestment of dividends or capital gains distributions, or

•
shares redeemed in the special circumstances described below.

To determine whether a contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order:
1.
shares acquired by reinvestment of dividends and capital gains distributions, and

2.
shares held the longest.

Contingent deferred sales charges are not charged when you exchange shares of the Fund for shares of any other Fund. However, if you exchange them within the applicable contingent deferred sales charge holding period, the holding period will carry over to the Fund whose shares you acquire. Similarly, if you acquire shares of a Fund by exchanging shares of another Fund that are still subject to a contingent deferred sales charge holding period, that holding period will carry over to the acquired Fund.

Sales Charge Waivers by Class
Waivers of Class A Initial Sales Charges
The Class A sales charges will be waived for shares purchased in the following types of transactions:
•
Purchases into insurance company separate investment accounts.

•
Purchases into Retirement Plans or other employee benefit plans.

•
Purchases of Class A shares aggregating $1 million or more of any one or more of the Funds.

•
Purchases into accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.

•
Purchases into accounts for which no sales concession is paid to any broker-dealer or other financial intermediary at the time of sale.

•
Shares sold to MassMutual or its affiliates.

•
Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with MassMutual or the Distributor for that purpose.

•
Shares issued in plans of reorganization to which the Fund is a party.

•
Shares sold to present or former officers, directors, trustees, or employees (and their “immediate families(1)”) of the Fund, MassMutual, and its affiliates.

•
Shares sold to a portfolio manager of the Fund.

Waivers of Class A Contingent Deferred Sales Charges
The Class A contingent deferred sales charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.
A. Waivers for Redemptions in Certain Cases.
The Class A contingent deferred sales charges will be waived for redemptions of shares in the following cases:
•
Redemptions from insurance company separate investment accounts.

•
Redemptions from Retirement Plans or other employee benefit plans.

•
Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder, including a trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.

•
Redemptions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.

•
Redemptions from accounts for which no sales concession was paid to any broker-dealer or other financial intermediary at the time of sale.

•
Redemptions of Class A shares under an Automatic Withdrawal Plan from an account

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other than a Retirement Plan if the aggregate value of the redeemed shares does not exceed 10% of the account’s value annually.
•
In the case of an IRA, to make distributions required under a divorce or separation agreement described in Section 71(b) of the Code.

B. Waivers for Shares Sold or Issued in Certain Transactions.
The contingent deferred sales charge is also waived on Class A shares sold or issued in the following cases:
•
Shares sold to MassMutual or its affiliates.

•
Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with MassMutual or the Distributor for that purpose.
•
Shares issued in plans of reorganization to which the Fund is a party.

•
Shares sold to present or former officers, directors, trustees, or employees (and their “immediate families(1)”) of the Fund, MassMutual, and its affiliates.

•
Shares sold to a present or former portfolio manager of the Fund.

(1)
The term “immediate family” refers to one’s spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling’s spouse, a spouse’s siblings, aunts, uncles, nieces, and nephews; relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.

Distribution Plan, Shareholder Servicing, and Payments to Intermediaries
Shares of all classes of the Funds, other than Class A shares, are sold without a front-end sales charge, and none of the Funds’ shares are subject to a deferred sales charge. Class A shares are sold at NAV per share plus an initial sales charge.
Rule 12b-1 fees. The Funds have adopted a Rule 12b-1 Plan (the “Plan”) for their Class A, Class R3, and Class R4 shares. Under the Plan, a Fund may make payments at an annual rate of up to .25% of the average daily net assets attributable to its Class A shares and Class R4 shares, and up to .50% of the average daily net assets attributable to its Class R3 shares. The Plan is a compensation plan, under which the Funds make payments to the Distributor for the services it provides and for the expenses it bears in connection with the distribution of shares of those classes and for the servicing of shareholders of those classes. Because Rule 12b-1 fees are paid out of the Funds’ Class A, Class R3, and Class R4 assets on an ongoing basis, they will increase the cost of your investment and may cost you more than paying other types of sales loads. All shareholders of Class A, Class R3, and Class R4 shares share in the expense of Rule 12b-1 fees paid by those classes. A Fund may pay distribution fees and other amounts described in this Prospectus at a time when shares of that Fund are unavailable for purchase.
Shareholder servicing payments. MML Advisers pays all or a portion of the administrative and shareholder services fee it receives from each Fund, as described above under “Management of the Funds – Investment Adviser,” to MassMutual as compensation for, or reimbursement of expenses relating to, services provided to shareholders of the Funds. In addition, each Fund makes payments to MassMutual under a Supplemental Shareholder Services Agreement with respect to its Class A shares, Administrative Class shares, and Service Class shares, based on the average daily net assets attributable to the share classes, at an annual rate of  .15% for Class A shares and Administrative Class shares and .05% for Service Class shares.
Payments to Intermediaries
Payment for recordkeeping services provided by MassMutual. MassMutual provides recordkeeping services and other shareholder services to retirement plans and other employee benefit plans. Each plan agrees a level of service to be provided by MassMutual, and specifies the Funds and share classes of the Funds that will be offered to plan participants. Plans typically select the share classes with the intention of ensuring that MassMutual will receive a level of compensation, from the Rule 12b-1 fees and shareholder servicing payments made with respect to those share classes, sufficient to compensate MassMutual for the recordkeeping services the plans desire. All amounts retained by MassMutual from Rule 12b-1 fees and shareholder services fees paid by a Fund are intended as compensation to MassMutual for recordkeeping services provided by it.

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Payments to other service providers. The Distributor and MassMutual may make payments to financial intermediaries for distribution and/or shareholder services provided by them. Financial intermediaries are firms that, for compensation, sell shares of mutual funds, including the Funds, and/or provide certain administrative and account maintenance services to mutual fund shareholders. Financial intermediaries may include, among others, brokers, financial planners or advisers, banks, and insurance companies. In some cases, a financial intermediary may hold its clients’ Fund shares in nominee or street name. Shareholder services provided by a financial intermediary may (though they will not necessarily) include, among other things: processing and mailing trade confirmations, periodic statements, prospectuses, annual reports, semiannual reports, shareholder notices, and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations.
The Distributor and MassMutual may retain a portion of the Rule 12b-1 payments and/or shareholder servicing payments received by them, or they may pay the full amount to intermediaries. Rule 12b-1 fees may be paid to financial intermediaries in advance for the first year after Class A, Class R4, and Class R3 shares are sold. After the first year, those fees will be paid on a quarterly basis.
The compensation paid to a financial intermediary is typically paid continually over time, during the period when the intermediary’s clients hold investments in the Funds. The amount of continuing compensation paid to different financial intermediaries for distribution and/or shareholder services varies. The compensation is typically a percentage of the value of the financial intermediary’s clients’ investments in the Funds or a per account fee. The variation in compensation may, but will not necessarily, reflect enhanced or additional services provided by the intermediary.
Additional information. The Distributor may directly, or through an affiliate, pay a sales concession of up to 1.00% of the purchase price of Service Class, Administrative Class, Class A, Class
R4, and Class R3 shares to broker-dealers or other financial intermediaries at the time of sale. However, the total amount paid to broker-dealers or other financial intermediaries at the time of sale, including any advance of Rule 12b-1 service fees or shareholder services fees, may not be more than 1.00% of the purchase price.
In addition to the various payments described above, MML Advisers in its discretion may directly, or through an affiliate, pay up to .35% of the amount invested to MassMutual or other intermediaries who provide services on behalf of Class I (except for the Total Return Bond Fund and the Select T. Rowe Price International Equity Fund), Class R5 (except for the S&P 500 Index Fund), Service Class, Administrative Class, Class A, Class R4, and Class R3 shares. This compensation is paid by MML Advisers from its own assets. The payments on account of Class I (except for the Total Return Bond Fund and the Select T. Rowe Price International Equity Fund), Class R5 (except for the S&P 500 Index Fund), Service Class, Administrative Class, Class A, Class R4, and Class R3 shares will be based on criteria established by MML Advisers. In the event that amounts paid by the Funds to MML Advisers as administrative or management fees are deemed indirect financing of distribution or servicing costs for Class I (except for the Total Return Bond Fund and the Select T. Rowe Price International Equity Fund), Class R5 (except for the S&P 500 Index Fund), Service Class, or Administrative Class shares, the Funds have adopted a Rule 12b-1 Plan authorizing such payments. No additional fees are paid by the Funds under this plan. Annual compensation paid on account of Class I (except for the Total Return Bond Fund and the Select T. Rowe Price International Equity Fund), Class R5 (except for the S&P 500 Index Fund), Service Class, Administrative Class, Class A, Class R4, and Class R3 shares will be paid quarterly, in arrears.
The Distributor, MML Advisers, or MassMutual may also directly, or through an affiliate, make payments, out of its own assets, to intermediaries, including broker-dealers, insurance agents, and other service providers, that relate to the sale of shares of the Funds or certain of MassMutual’s variable annuity contracts for which the Funds are

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underlying investment options. This compensation may take the form of:
•
Payments to administrative service providers that provide enrollment, recordkeeping, and other services to pension plans;

•
Cash and non-cash benefits, such as bonuses and allowances or prizes and awards, for certain broker-dealers, administrative service providers, and MassMutual insurance agents;

•
Payments to intermediaries for, among other things, training of sales personnel, conference support, marketing, or other services provided to promote awareness of MassMutual’s products;

•
Payments to broker-dealers and other intermediaries that enter into agreements providing the Distributor with access to representatives of those firms or with other marketing or administrative services; and

•
Payments under agreements with MassMutual not directly related to the sale of specific variable annuity contracts or the Funds, such as educational seminars and training or pricing services.

In some instances, compensation may be made available only to certain financial intermediaries whose representatives have sold or are expected to sell significant amounts of shares. Dealers may not use sales of the Funds’ shares to qualify for this compensation to the extent prohibited by the laws or rules of any state or any self-regulatory agency, such as the Financial Industry Regulatory Authority.
These compensation arrangements are not offered to all intermediaries and the terms of the arrangements may differ among intermediaries. These arrangements may provide an intermediary with an incentive to recommend one mutual fund over another, one share class over another, or one insurance or annuity contract over another. You may want to take these compensation arrangements into account when evaluating any recommendations regarding the Funds or any contract using the Funds as investment options. You may contact your intermediary to find out more information about the compensation they may receive in connection with your investment.

Buying, Redeeming, and Exchanging Shares
The Funds sell their shares at a price equal to their NAV plus any initial sales charge that applies (see “Determining Net Asset Value” below). The Funds have authorized one or more broker-dealers or other intermediaries to receive purchase orders on their behalf. Such broker-dealers or other intermediaries may themselves designate other intermediaries to receive purchase orders on the Funds’ behalf. Your purchase order will be priced at the next NAV calculated after your order is received in good order by the transfer agent, MML Advisers, such a broker-dealer, or another intermediary authorized for this purpose. If you purchase shares through a broker-dealer or other intermediary, then, in order for your purchase to be based on a Fund’s next determined NAV, the broker-dealer or other intermediary must receive your request before the close of regular trading on the NYSE (normally, 4:00 p.m. Eastern time), and the broker-dealer or other intermediary must subsequently communicate the request properly to the Funds. Shares purchased through a broker-dealer or other intermediary may be subject to transaction and/or other fees. The Funds will suspend selling their shares during any period when the determination of NAV is suspended. The
Funds can reject any purchase order and can suspend purchases if they believe it is in their best interest.
The Funds have authorized one or more broker-dealers or other intermediaries to receive redemption requests on their behalf. Such broker-dealers or other intermediaries may themselves designate other intermediaries to receive redemption requests on the Funds’ behalf. The Funds redeem their shares at their next NAV computed after your redemption request is received by the transfer agent, MML Advisers, such a broker-dealer, or another intermediary. If you redeem shares through a broker-dealer or other intermediary, then, in order for your redemption price to be based on a Fund’s next determined NAV, the broker-dealer or other intermediary must receive your request before the close of regular trading on the NYSE, and the broker-dealer or other intermediary must subsequently communicate the request properly to the Funds. Shares redeemed through a broker-dealer or other intermediary may be subject to transaction and/or other fees. You will usually receive payment for your shares within seven days after your redemption request is received in good order. If,

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however, you request redemption of shares recently purchased by check, you may not receive payment until the check has been collected, which may take up to 15 days from time of purchase. Under unusual circumstances, the Funds can also suspend or postpone payment, when permitted by applicable law and regulations. The Funds’ transfer agent may temporarily delay for more than seven days the disbursement of redemption proceeds from the Fund account of a “Specified Adult” (as defined in Financial Industry Regulatory Authority Rule 2165) based on a reasonable belief that financial exploitation of the Specified Adult has occurred, is occurring, has been attempted, or will be attempted, subject to certain conditions. Under normal circumstances, each Fund expects to meet redemption requests by using cash or cash equivalents in its portfolio and/or selling portfolio assets to generate cash. Under stressed market conditions, a Fund may pay redemption proceeds using cash obtained through borrowing arrangements that may be available from time to time. To the extent consistent with applicable laws and regulations, the Funds reserve the right to satisfy all or a portion of a redemption request by distributing securities or other property in lieu of cash (“in-kind” redemptions), under both normal and stressed market conditions. Some Funds may be limited in their ability to use assets other than cash to meet redemption requests due to restrictions on ownership of their portfolio assets. The securities distributed in an in-kind redemption will be valued in the same manner as they are valued for purposes of computing the Fund’s NAV. These securities are subject to market risk until they are sold and may increase or decrease in value prior to converting them into cash. You may incur brokerage and other transaction costs, and could incur a taxable gain or loss for income tax purposes when converting the securities to cash.
Risk of Substantial Redemptions. If substantial numbers of shares in a Fund were to be redeemed at the same time or at approximately the same time, the Fund might be required to liquidate a significant portion of its investment portfolio quickly to meet the redemptions. A Fund might be forced to sell portfolio securities at prices or at times when it would otherwise not have sold them, resulting in a reduction in the Fund’s NAV; in addition, a substantial reduction in the size of a Fund may make it difficult for the investment adviser or subadviser to execute its investment program successfully for the Fund for a period following the redemptions. Similarly, the prices of the portfolio securities of a Fund might be adversely affected if one or more other investment accounts managed by the investment adviser or subadviser in an investment style similar to that of the Fund were to experience substantial redemptions and those accounts were required to sell portfolio securities quickly or at an inopportune time.
Exchanges
Generally, you can exchange shares of one Fund for the same class of shares of another series of the Trust or the MassMutual Premier Funds, except in the case of the Total Return Bond Fund and S&P 500 Index Fund. For individual retirement accounts described in Code Section 408, Class R4 shares of the Total Return Bond Fund and S&P 500 Index Fund may only be exchanged for Class A shares of another series (in which case any sales charge applicable to those Class A shares will typically apply), and Class A shares of any other series may only be exchanged for Class R4 shares of the Total Return Bond Fund and S&P 500 Index Fund. An exchange is treated as a sale of shares in one series and a purchase of shares in another series at the NAV next determined after the exchange request is received and accepted by the transfer agent, MML Advisers, a broker-dealer, or another intermediary authorized for this purpose. You can only exchange into shares of another series if you meet any qualification requirements of the series into which you seek to exchange (for example, shares of some series are not available to purchasers through certain investment channels, and some may be available only to certain types of shareholders). In addition, in limited circumstances, such as those described above, for certain series the share class available for exchange may not be the same share class as the series from which you are exchanging. Exchange requests involving a purchase into any series (except the Strategic Bond Fund), however, will not be accepted if you have already made a purchase followed by a redemption involving the same series within the last 60 days. This restriction does not apply to rebalancing trades executed by any of the MassMutual RetireSMARTSM by JPMorgan Funds, MassMutual Select T. Rowe Price Retirement Funds, and MassMutual Select Allocation Funds. This restriction also does not apply to exchanges made pursuant to certain asset allocation programs, systematic exchange

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programs, and dividend exchange programs. If you place an order to exchange shares of one series for another through a broker-dealer or other intermediary then, in order for your exchange to be effected based on the series’ next determined NAVs, the broker-dealer or other intermediary must receive your request before the close of regular trading on the NYSE, and the broker-dealer or other intermediary must subsequently communicate the request properly to the Trust or the MassMutual Premier Funds.
Your right to exchange shares is subject to applicable regulatory requirements or contractual obligations. The Funds may limit, restrict, or refuse exchange purchases, if, in the opinion of MML Advisers:
•
you have engaged in excessive trading;

•
a Fund receives or expects simultaneous orders affecting significant portions of the Fund’s assets;

•
a pattern of exchanges occurs which coincides with a market timing strategy; or

•
the Fund would be unable to invest the funds effectively based on its investment objectives and policies or if the Fund would be adversely affected.

The Funds reserve the right to modify or terminate the exchange privilege as described above on 60 days written notice.
The Funds do not accept purchase, redemption, or exchange orders or compute their NAVs on days when the NYSE is closed. This includes: weekends, Good Friday, and all federal holidays other than Columbus Day and Veterans Day. Certain foreign markets may be open on days when the Funds do not accept orders or price their shares. As a result, the NAV of a Fund’s shares may change on days when you will not be able to buy or sell shares.
How to Invest
When you buy shares of a Fund through an agreement with MML Advisers, your agreement will describe how you need to submit buy, sell, and exchange orders. Purchase orders must be accompanied by sufficient funds. You can pay by check or Federal Funds wire transfer. You must submit any buy, sell, or exchange orders in “good order” as described in your agreement.

Cost Basis Reporting
In the case of individuals holding shares in a Fund directly, upon the redemption or exchange of shares in a Fund, the Fund or, if a shareholder purchased shares through a financial intermediary, the financial intermediary generally will be required to provide the shareholder and the Internal Revenue Service (“IRS”) with cost basis and certain other related tax information about the
Fund shares redeemed or exchanged. Please contact the Funds by calling 1-888-309-3539 or consult your financial intermediary, as appropriate, for more information regarding available methods for cost basis reporting and how to select or change a particular method. Please consult your tax adviser to determine which available cost basis method is best for you.

Frequent Trading Policies
Purchases and exchanges of shares of the Funds should be made for investment purposes only. The Funds discourage, and do not accommodate, excessive trading and/or market timing activity. Excessive trading and/or market timing activity involving the Funds can disrupt the management of the Funds. These disruptions, in turn, can result in increased expenses and can have an adverse effect on Fund performance.
The Trustees, on behalf of the Funds, have approved the policies and procedures adopted by MML Advisers to help identify those individuals or entities MML Advisers determines may be engaging in excessive trading and/or market timing activities. MML Advisers monitors trading activity to uniformly enforce its procedures. However, those who engage in such activities may employ a variety of techniques to avoid detection. Therefore, despite MML Advisers’ efforts to prevent excessive trading and/or market timing trading activities, there can be no assurance that MML Advisers will be able to identify all those who trade excessively or employ a market timing strategy and curtail their trading in every instance.

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The monitoring process involves scrutinizing transactions in fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Trading activity identified by either, or a combination, of these factors, or as a result of any other information actually available at the time, will be evaluated to determine whether such activity might constitute excessive trading and/or market timing activity. When trading activity is determined by a Fund or MML Advisers, in their sole discretion, to be excessive in nature, certain account-related privileges, such as the ability to place purchase, redemption, and exchange orders over the internet, may be suspended for such account.
Omnibus Account Limitations. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple investors, are a common form of holding shares among retirement plans and other financial intermediaries such as broker-dealers, advisers, and third-party administrators. Not all omnibus accounts apply the policies and procedures adopted by the Funds and MML Advisers. Some omnibus accounts, including accounts traded on certain of MassMutual’s retirement platforms, may have different or less restrictive policies and procedures regarding frequent trading, or no trading restrictions at all. If you hold your Fund shares through an omnibus account, including accounts traded on certain of MassMutual’s retirement platforms, that financial intermediary may impose its own restrictions or limitations to discourage excessive trading and/or market timing activity. You should consult your financial intermediary to find out what trading restrictions, including limitations on exchanges, may apply. The Funds’ ability to identify and deter excessive trading and/or market timing activities through omnibus accounts is limited, and the Funds’ success in accomplishing the objectives of the policies concerning frequent trading of Fund shares in this context depends significantly upon the cooperation of the financial intermediaries. Because the Funds receive these orders on an aggregated basis and because the omnibus accounts may trade with numerous fund families with differing frequent trading policies, the Funds are limited in their ability to identify or deter those individuals or entities that may be engaging in excessive trading and/or market timing activities. While the Funds and MML Advisers encourage those financial intermediaries to apply the Funds’ policies to their customers who invest indirectly in the Funds, the Funds and MML Advisers may need to rely on those intermediaries to monitor trading in good faith in accordance with its or the Funds’ policies, since individual trades in omnibus accounts are often not disclosed to the Funds. While the Funds will generally monitor trading activity at the omnibus account level to attempt to identify excessive trading and/or market timing activity, reliance on intermediaries increases the risk that excessive trading and/or market timing activity may go undetected. If evidence of possible excessive trading and/or market timing activity is observed by the Funds, the financial intermediary that is the registered owner will be asked to review the account activity, and to confirm to the Funds that appropriate action has been taken to limit any excessive trading and/or market timing activity.

Determining Net Asset Value
The NAV of each Fund’s shares is determined once daily as of the close of regular trading on the NYSE, on each Business Day. A “Business Day” is every day the NYSE is open. The NYSE normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days. If the NYSE is scheduled to close early, the Business Day will be considered to end as of the time of the NYSE’s scheduled close. A Fund will not treat an intraday disruption in NYSE trading or other event that causes an unscheduled closing of the NYSE as a close of business of the NYSE for these purposes and will instead fair value securities in accordance with procedures approved annually by the Trustees, and under the general oversight of the Trustees. The
NYSE currently is not open for trading on New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Each Fund calculates the NAV of each of its classes of shares by dividing the total value of the assets attributable to that class, less the liabilities attributable to that class, by the number of shares of that class that are outstanding. On holidays and other days when the NYSE is closed, each Fund’s NAV generally is not calculated and the Funds do not anticipate accepting buy or sell orders. However, the value of each Fund’s assets may still be affected on such days to the

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extent that a Fund holds foreign securities that trade on days that foreign securities markets are open.
Equity securities and derivative contracts that are actively traded on a national securities exchange or contract market are valued on the basis of information furnished by a pricing service, which provides the last reported sale price, or, in the case of futures contracts, the settlement price, for securities or derivatives listed on the exchange or contract market or the official closing price on the NASDAQ National Market System ("NASDAQ System"), or in the case of OTC securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Portfolio securities traded on more than one national securities exchange are valued at the last price at the close of the exchange representing the principal market for such securities. Debt securities are valued on the basis of valuations furnished by a pricing service, which generally determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Shares of other open-end mutual funds are valued at their closing NAVs as reported on each Business Day.
Investments for which market quotations are readily available are marked to market daily based on those quotations. Market quotations may be provided by third-party vendors or market makers, and may be determined on the basis of a variety of factors, such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty information, and foreign exchange rates. U.S. Government and agency securities may be valued on the basis of market quotations or using a model that may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. The fair values of OTC derivative contracts, including forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices, may be based on market quotations or may be modeled using a series of techniques, including simulation models, depending on the contract and the terms of the transaction. The fair values of asset-backed securities and mortgage-backed securities are estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, established benchmark yield, and estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, prepayment speed assumptions and attributes of the collateral. Restricted securities are generally valued at a discount to similar publicly traded securities.
Investments for which market quotations are not available or for which a pricing service or vendor does not provide a value, or for which such market quotations or values are considered by the investment adviser or subadviser to be unreliable (including, for example, certain foreign securities, thinly-traded securities, certain restricted securities, certain initial public offerings, or securities whose values may have been affected by a significant event) are stated at fair valuations determined in good faith by the Funds’ Valuation Committee in accordance with procedures approved annually by the Trustees, and under the general oversight of the Trustees. It is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds’ fair value procedures may differ from recent market prices for the investment and may be significantly different from the value realized upon the sale of such investment.
The Funds may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the values of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next Business Day. The Funds may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Funds value their securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Funds’ investments may be priced based on fair values provided by a third-party vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market, between the close of the foreign market and the time the Funds calculate their NAVs. All assets and liabilities expressed in foreign currencies are

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converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each Business Day.
The Funds’ valuation methods are also described in the SAI.

Taxation and Distributions
Each Fund intends to qualify each year for treatment as a regulated investment company under Subchapter M of the Code. As a regulated investment company, a Fund will not be subject to Federal income taxes on its ordinary income and net realized capital gains that are distributed in a timely manner to its shareholders. A Fund’s failure to qualify as a regulated investment company would result in corporate level taxation, and consequently, a reduction in income available for distribution to shareholders. In addition, a Fund that fails to distribute at least 98% of its ordinary income for a calendar year plus 98.2% of its capital gain net income recognized during the one-year period ending October 31 plus any retained amount from the prior year generally will be subject to a non-deductible 4% excise tax on the undistributed amount.
Certain investors, including most tax-advantaged plan investors, may be eligible for preferential Federal income tax treatment on distributions received from a Fund and dispositions of Fund shares. This Prospectus does not attempt to describe such preferential tax treatment. Any prospective investor that is a trust or other entity eligible for special tax treatment under the Code that is considering purchasing shares of a Fund, including either directly or in connection with a life insurance company separate investment account, should consult its tax advisers about the Federal, state, local, and foreign tax consequences particular to it, as should persons considering whether to have amounts held for their benefit by such trusts or other entities in shares of a Fund.
Investors are generally subject to Federal income taxes on distributions received in respect of their shares. Distributions are taxed to investors in the manner described herein whether distributed in cash or additional shares. Taxes on distributions of capital gains are determined by how long a Fund owned (or is deemed to have owned) the investments that generated them, rather than by how long the shareholder held the shares. Distributions of a Fund’s ordinary income and short-term capital gains (i.e., gains from capital assets held for one year or less) are taxable to a shareholder as ordinary income. Certain dividends may be eligible for the dividends-received deduction for corporate shareholders to the extent they are reported as such. Dividends properly reported as capital gain dividends (relating to gains from the sale of capital assets held by a Fund for more than one year) are taxable in the hands of an investor as long-term gain includible in net capital gain and taxed to individuals at reduced rates. Distributions of investment income reported by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided that holding period and other requirements are met at both the shareholder and Fund level. Distributions from REITs generally do not qualify as qualified dividend income. Funds investing primarily in fixed income instruments generally do not expect a significant portion of their distributions to be derived from qualified dividend income.
The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts, and estates to the extent their income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends paid by a Fund, including any capital gain dividends, and net capital gains recognized on the sale, redemption, exchange, or other taxable disposition of shares of a Fund. Shareholders are advised to consult their tax advisers regarding the possible implications of this additional tax on their investment in a Fund.
The nature of each Fund’s distributions will be affected by its investment strategies. A Fund whose investment return consists largely of interest, dividends, and capital gains from short-term holdings will distribute largely ordinary income. A Fund whose return comes largely from the sale of long-term holdings will distribute largely capital gain dividends. Distributions are taxable to a shareholder even though they are paid from income or gains earned by a Fund prior to the shareholder’s investment and thus were included in the price paid by the shareholder for his or her shares.

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Each Fund intends to pay out as dividends substantially all of its net investment income (which comes from dividends and any interest it receives from its investments). Each Fund also intends to distribute substantially all of its net realized long- and short-term capital gains, if any, after giving effect to any available capital loss carryforwards. For each Fund, distributions, if any, are declared and paid at least annually. Distributions may be taken either in cash or in additional shares of the respective Fund at the Fund’s NAV on the first Business Day after the record date for the distribution, at the option of the shareholder. A shareholder that itself qualifies as a regulated investment company is permitted to report a portion of its distributions as “qualified dividend income,” provided certain requirements are met.
Any gain resulting from an exchange or redemption of an investor’s shares in a Fund will generally be subject to tax as long-term or short-term capital gain. A loss incurred with respect to shares of a Fund held for six months or less will be treated as a long-term capital loss to the extent of long-term capital gains dividends received with respect to such shares.
A Fund’s investments in foreign securities may be subject to foreign withholding or other taxes. In that case, the Fund’s yield on those securities would be decreased. Shareholders of the Funds other than a Fund that makes the election referred to below generally will not be entitled to claim a credit or deduction with respect to such foreign taxes. If more than 50% of a Fund’s assets at taxable year end consists of the securities of foreign corporations, the Fund may be able to elect to “pass through” to its shareholders foreign income taxes that it pays directly or, under certain circumstances, indirectly through its investments in ETFs or other investment companies that are regulated investment companies for U.S. federal income tax purposes. If any of these Funds makes this election, a shareholder of the Fund must include its share of those taxes in gross income as a distribution from the Fund and the shareholder will be allowed to claim a credit (or a deduction, if the shareholder itemizes deductions) for such amounts on its federal tax return subject to certain limitations. Shareholders that are not subject to U.S. federal income tax, and those who invest in a Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by a Fund. A shareholder that itself qualifies for treatment as a regulated investment company and that qualifies as a “qualified fund of funds” may elect to pass through to its shareholders a tax credit or deduction passed through by a Fund.
In addition, a Fund’s investments in foreign securities, fixed income securities, derivatives, or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing, amount, or character of the Fund’s distributions.
Certain of a Fund’s investments, including certain debt instruments, could cause the Fund to recognize taxable income in excess of the cash generated by such investments; a Fund could be required to sell other investments, including when not otherwise advantageous to do so, in order to make required distributions.
Distributions by a Fund to shareholders that are not “United States persons” within the meaning of the Code (“foreign persons”) properly reported by the Fund as (i) capital gain dividends, (ii) “interest-related dividends” (i.e., U.S.-source interest income that, in general, would not be subject to U.S. federal income tax if earned directly by an individual foreign person), and (iii) “short-term capital gain dividends” (i.e., net short-term capital gains in excess of net long-term capital losses), in each case to the extent such distributions were properly reported as such by the Fund generally are not subject to withholding of U.S. federal income tax. Distributions by a Fund to foreign persons other than capital gain dividends, interest-related dividends, and short-term capital gain dividends generally are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). Foreign persons should refer to the SAI for further information, and should consult their tax advisors as to the tax consequences to them of owning Fund shares.
In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, a Fund must, among other things, derive at least 90% of its gross income from certain specified sources (such income, “qualifying income”). Direct investment in commodities and certain commodities-related investments generally do not, under published IRS guidance, produce qualifying income. The Select BlackRock Global Allocation Fund intends to gain exposure to the

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commodities markets indirectly through its investments in the Select Cayman Fund, which, in turn, may hold various types of commodities-related investments.
It is expected that the Select Cayman Fund generally will not be subject to U.S. federal income tax. It will, however, be considered a controlled foreign corporation for U.S. federal income tax purposes, and the Select BlackRock Global Allocation Fund will be required to include in its income annually amounts earned by the Select Cayman Fund during that year to the extent such earnings constitute subpart F income of the Select Cayman Fund, regardless of whether such income is distributed by the Select Cayman Fund to the Select BlackRock Global Allocation Fund. Gains from the sales of investments by the Select Cayman Fund will not be eligible for capital gain treatment, but instead will be treated as ordinary income when included in income by the Select BlackRock Global Allocation Fund. Furthermore, whether or not the Select Cayman Fund makes a distribution to the Select BlackRock Global Allocation Fund during the taxable year, the Select BlackRock Global Allocation Fund generally will be required to distribute the Select Cayman
Fund’s income annually to its shareholders in order to avoid any tax liability at the Fund level and continue to be eligible to be treated as a regulated investment company. As a result, the Select BlackRock Global Allocation Fund may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to meet these distribution requirements.
Under Treasury regulations, subpart F income, if any, realized by a wholly-owned non-U.S. subsidiary of the Fund and included in the Fund's annual income for U.S. federal income purposes, will constitute qualifying income to the extent it is either (i) timely and currently repatriated or (ii) derived with respect to the Fund's business of investing in stock, securities or currencies.
The discussion above is very general. Shareholders should consult their tax advisers for more information about the effect that an investment in a Fund could have on their own tax situations, including possible federal, state, local, and foreign taxes. Also, as noted above, this discussion does not apply to Fund shares held through tax-advantaged retirement plans.

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Financial Highlights

The financial highlights tables are intended to help you understand the Funds’ financial performance for the past 5 years (or shorter periods for newer Funds). Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose reports, along with each Fund’s financial statements, are included in the Trust’s Annual Reports, and are incorporated by reference into the SAI, and are available on request.

MASSMUTUAL SELECT TOTAL RETURN BOND FUND

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers (including interest expense)		Ratio of expenses to average daily net assets after expense waivers (including interest expense)[j]		Ratio of expenses to average daily net assets after expense waivers (excluding interest expense)[j]		Net investment income (loss) to average daily net assets (including interest expense)
Class I
9/30/19	$9.62	$0.30	$0.67	$0.97	$(0.29)	$-	$(0.29)	$10.30	10.42%		$479,295	0.36%		N/A		N/A		3.03%
9/30/18	9.99	0.25	(0.34)	(0.09)	(0.28)	-	(0.28)	9.62	(0.98%	)	426,828	0.34%		N/A		N/A		2.62%
9/30/17	10.43	0.22	(0.18)	0.04	(0.27)	(0.21)	(0.48)	9.99	0.57%		361,805	0.35%		N/A		N/A		2.18%
9/30/16	10.17	0.21	0.30	0.51	(0.22)	(0.03)	(0.25)	10.43	5.10%		303,783	0.37%		0.34%		0.34%		2.02%
9/30/15[i]	10.10	0.14	(0.06)	0.08	(0.00)[d]	(0.01)	(0.01)	10.17	0.79%	[b]	534,131	0.39%	[a]	0.34%	[a]	0.34%	[a]	1.81%	[a]
12/31/14	10.12	0.21	0.23	0.44	(0.31)	(0.15)	(0.46)	10.10	4.39%		459,950	0.41%	[p]	0.40%	[p]	0.40%	[n]	2.07%
Class R5
9/30/19	$9.60	$0.29	$0.67	$0.96	$(0.28)	$-	$(0.28)	$10.28	10.32%		$44,973	0.46%		N/A		N/A		2.93%
9/30/18	9.96	0.24	(0.34)	(0.10)	(0.26)	-	(0.26)	9.60	(1.01%	)	51,708	0.44%		N/A		N/A		2.49%
9/30/17	10.41	0.20	(0.18)	0.02	(0.26)	(0.21)	(0.47)	9.96	0.36%		68,491	0.45%		N/A		N/A		2.04%
9/30/16	10.15	0.20	0.30	0.50	(0.21)	(0.03)	(0.24)	10.41	5.01%		115,428	0.47%		0.44%		0.44%		1.94%
9/30/15[i]	10.08	0.13	(0.05)	0.08	(0.00)[d]	(0.01)	(0.01)	10.15	0.79%	[b]	166,482	0.49%	[a]	0.44%	[a]	0.44%	[a]	1.70%	[a]
12/31/14	10.10	0.21	0.22	0.43	(0.30)	(0.15)	(0.45)	10.08	4.26%		148,821	0.52%	[p]	0.51%	[p]	0.51%	[n]	1.98%
Service Class
9/30/19	$9.63	$0.28	$0.68	$0.96	$(0.27)	$-	$(0.27)	$10.32	10.24%		$116,389	0.56%		N/A		N/A		2.83%
9/30/18	10.00	0.23	(0.34)	(0.11)	(0.26)	-	(0.26)	9.63	(1.17%	)	131,813	0.54%		N/A		N/A		2.41%
9/30/17	10.45	0.19	(0.19)	-	(0.24)	(0.21)	(0.45)	10.00	0.25%		158,965	0.55%		N/A		N/A		1.95%
9/30/16	10.17	0.19	0.31	0.50	(0.19)	(0.03)	(0.22)	10.45	5.04%		193,887	0.57%		0.54%		0.54%		1.83%
9/30/15[i]	10.12	0.12	(0.06)	0.06	(0.00)[d]	(0.01)	(0.01)	10.17	0.59%	[b]	209,728	0.59%	[a]	0.54%	[a]	0.54%	[a]	1.54%	[a]
12/31/14	10.13	0.19	0.23	0.42	(0.28)	(0.15)	(0.43)	10.12	4.23%		316,778	0.62%	[p]	0.62%	k,[p]	0.62%	[k],n	1.86%
Administrative Class
9/30/19	$9.57	$0.27	$0.67	$0.94	$(0.26)	$-	$(0.26)	$10.25	10.10%		$21,183	0.66%		N/A		N/A		2.77%
9/30/18	9.93	0.22	(0.34)	(0.12)	(0.24)	-	(0.24)	9.57	(1.21%	)	53,849	0.64%		N/A		N/A		2.30%
9/30/17	10.37	0.18	(0.18)	-	(0.23)	(0.21)	(0.44)	9.93	0.19%		63,399	0.65%		N/A		N/A		1.86%
9/30/16	10.11	0.17	0.31	0.48	(0.19)	(0.03)	(0.22)	10.37	4.80%		80,444	0.67%		0.64%		0.64%		1.73%
9/30/15[i]	10.06	0.11	(0.05)	0.06	(0.00)[d]	(0.01)	(0.01)	10.11	0.59%	[b]	89,080	0.69%	[a]	0.64%	[a]	0.64%	[a]	1.49%	[a]
12/31/14	10.07	0.18	0.23	0.41	(0.27)	(0.15)	(0.42)	10.06	4.14%		86,220	0.72%	[p]	0.71%	[p]	0.71%	[n]	1.74%
Class A
9/30/19	$9.56	$0.24	$0.68	$0.92	$(0.25)	$-	$(0.25)	$10.23	9.89%		$8,464	0.91%		N/A		N/A		2.48%
9/30/18	9.93	0.20	(0.35)	(0.15)	(0.22)	-	(0.22)	9.56	(1.51%	)	4,327	0.89%		N/A		N/A		2.07%
9/30/17	10.38	0.17	(0.19)	(0.02)	(0.22)	(0.21)	(0.43)	9.93	(0.01%	)	4,703	0.90%		N/A		N/A		1.68%
9/30/16	10.13	0.15	0.31	0.46	(0.18)	(0.03)	(0.21)	10.38	4.62%		1,943	0.92%		0.89%		0.89%		1.47%
9/30/15[i]	10.10	0.11	(0.07)	0.04	(0.00)[d]	(0.01)	(0.01)	10.13	0.39%	[b]	1,998	0.94%	[a]	0.89%	[a]	0.89%	[a]	1.45%	[a]
12/31/14[h]	10.25	0.11	0.16	0.27	(0.27)	(0.15)	(0.42)	10.10	2.65%	[b]	119	0.96%	[a,p]	0.95%	[a,p]	0.95%	[a,n]	1.36%	[a]
Class R4
9/30/19	$9.63	$0.25	$0.69	$0.94	$(0.25)	$-	$(0.25)	$10.32	9.96%		$160,788	0.81%		N/A		N/A		2.58%
9/30/18	9.99	0.21	(0.35)	(0.14)	(0.22)	-	(0.22)	9.63	(1.42%	)	172,390	0.79%		N/A		N/A		2.15%
9/30/17	10.43	0.17	(0.19)	(0.02)	(0.21)	(0.21)	(0.42)	9.99	0.02%		221,969	0.80%		N/A		N/A		1.71%
9/30/16	10.16	0.16	0.31	0.47	(0.17)	(0.03)	(0.20)	10.43	4.70%		295,696	0.82%		0.79%		0.79%		1.58%
9/30/15[i]	10.12	0.10	(0.05)	0.05	(0.00)[d]	(0.01)	(0.01)	10.16	0.49%	[b]	336,956	0.84%	[a]	0.79%	[a]	0.79%	[a]	1.33%	[a]
12/31/14	10.14	0.17	0.22	0.39	(0.26)	(0.15)	(0.41)	10.12	3.88%		385,955	0.86%	[p]	0.85%	[p]	0.85%	[n]	1.62%
Class R3
9/30/19	$9.55	$0.23	$0.67	$0.90	$(0.22)	$-	$(0.22)	$10.23	9.63%		$30,478	1.06%		N/A		N/A		2.33%
9/30/18	9.90	0.18	(0.34)	(0.16)	(0.19)	-	(0.19)	9.55	(1.61%	)	33,583	1.04%		N/A		N/A		1.91%
9/30/17	10.35	0.14	(0.19)	(0.05)	(0.19)	(0.21)	(0.40)	9.90	(0.27%	)	35,633	1.05%		N/A		N/A		1.46%
9/30/16	10.08	0.13	0.32	0.45	(0.15)	(0.03)	(0.18)	10.35	4.49%		46,206	1.07%		1.04%		1.04%		1.33%
9/30/15[i]	10.06	0.08	(0.05)	0.03	(0.00)[d]	(0.01)	(0.01)	10.08	0.29%	[b]	48,998	1.09%	[a]	1.04%	[a]	1.04%	[a]	1.09%	[a]
12/31/14	10.08	0.14	0.22	0.36	(0.23)	(0.15)	(0.38)	10.06	3.66%		49,462	1.11%	[p]	1.10%	[p]	1.10%	[n]	1.37%

	Year ended September 30				Period ended September 30, 2015[b]	Year ended December 31, 2014
	2019	2018	2017	2016
Portfolio turnover rate	217%	243%	289%	264%	264%	453%[u]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
n	Amount of interest expense had no impact on the ratio of expenses to average daily net assets.
p

Interest expense incurred as a result of entering into reverse repurchase agreements and Treasury roll transactions is included in the Fund’s net expenses in the Statements of Operations. Income earned on investing proceeds from reverse repurchase agreements and Treasury roll transactions is included in interest income in the Statements of Operations.

u	Excludes dollar roll transactions. Including these transactions, the portfolio turnover would have been 456%, as of December 31, 2014.

MASSMUTUAL SELECT STRATEGIC BOND FUND

		Income (loss) from investment operations				Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments		Total income (loss) from investment operations	From net investment income	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/19	$10.12	$0.35	$0.86		$1.21	$(0.28)	$(0.28)	$11.05	12.31%		$377,879	0.49%		0.48%		3.37%
9/30/18	10.65	0.32	(0.60)		(0.28)	(0.25)	(0.25)	10.12	(2.69%	)	287,070	0.47%		0.47%	[n]	3.13%
9/30/17	10.67	0.27	(0.01	)aa	0.26	(0.28)	(0.28)	10.65	2.64%		178,204	0.50%		0.48%		2.59%
9/30/16	10.22	0.29	0.46		0.75	(0.30)	(0.30)	10.67	7.62%		99,498	0.54%		0.48%		2.80%
9/30/15[i]	10.15	0.20	(0.13)		0.07	(0.00)[d]	(0.00)[d]	10.22	0.72%	[b]	68,561	0.59%	[a]	0.48%	[a]	2.61%	[a]
12/31/14[h]	10.09	0.25	0.18		0.43	(0.37)	(0.37)	10.15	4.32%	[b]	54,827	0.60%	[a]	0.48%	[a]	3.20%	[a]
Class R5
9/30/19	$10.12	$0.34	$0.86		$1.20	$(0.27)	$(0.27)	$11.05	12.20%		$79,978	0.59%		0.58%		3.27%
9/30/18	10.65	0.31	(0.60)		(0.29)	(0.24)	(0.24)	10.12	(2.79%	)	78,583	0.57%		0.57%	[n]	3.02%
9/30/17	10.67	0.26	(0.01	)aa	0.25	(0.27)	(0.27)	10.65	2.55%		71,341	0.60%		0.58%		2.53%
9/30/16	10.22	0.28	0.46		0.74	(0.29)	(0.29)	10.67	7.51%		61,789	0.64%		0.58%		2.70%
9/30/15[i]	10.16	0.19	(0.13)		0.06	(0.00)[d]	(0.00)[d]	10.22	0.62%	[b]	50,846	0.69%	[a]	0.58%	[a]	2.51%	[a]
12/31/14	9.82	0.32	0.38		0.70	(0.36)	(0.36)	10.16	7.13%		46,966	0.70%		0.63%		3.11%
Service Class
9/30/19	$10.12	$0.33	$0.86		$1.19	$(0.26)	$(0.26)	$11.05	12.02%		$36,123	0.69%		0.68%		3.17%
9/30/18	10.64	0.30	(0.59)		(0.29)	(0.23)	(0.23)	10.12	(2.78%	)	52,794	0.67%		0.67%	[n]	2.89%
9/30/17	10.67	0.25	(0.02	)aa	0.23	(0.26)	(0.26)	10.64	2.30%		66,969	0.70%		0.68%		2.40%
9/30/16	10.22	0.27	0.47		0.74	(0.29)	(0.29)	10.67	7.42%		47,296	0.74%		0.68%		2.61%
9/30/15[i]	10.17	0.19	(0.14)		0.05	(0.00)[d]	(0.00)[d]	10.22	0.52%	[b]	59,568	0.79%	[a]	0.68%	[a]	2.41%	[a]
12/31/14	9.83	0.31	0.38		0.69	(0.35)	(0.35)	10.17	7.08%		51,447	0.79%		0.70%		3.02%
Administrative Class
9/30/19	$10.08	$0.32	$0.85		$1.17	$(0.25)	$(0.25)	$11.00	11.91%		$76,297	0.79%		0.78%		3.07%
9/30/18	10.61	0.29	(0.60)		(0.31)	(0.22)	(0.22)	10.08	(2.96%	)	70,368	0.77%		0.77%	[n]	2.81%
9/30/17	10.64	0.24	(0.01	)aa	0.23	(0.26)	(0.26)	10.61	2.30%		66,460	0.80%		0.78%		2.33%
9/30/16	10.18	0.26	0.47		0.73	(0.27)	(0.27)	10.64	7.39%		42,980	0.84%		0.78%		2.50%
9/30/15[i]	10.14	0.18	(0.14)		0.04	(0.00)[d]	(0.00)[d]	10.18	0.42%	[b]	36,812	0.89%	[a]	0.78%	[a]	2.31%	[a]
12/31/14	9.81	0.30	0.38		0.68	(0.35)	(0.35)	10.14	6.94%		28,065	0.90%		0.80%		2.91%
Class A
9/30/19	$10.04	$0.29	$0.86		$1.15	$(0.22)	$(0.22)	$10.97	11.72%		$49,917	1.04%		1.03%		2.82%
9/30/18	10.57	0.26	(0.59)		(0.33)	(0.20)	(0.20)	10.04	(3.23%	)	45,189	1.02%		1.02%	[n]	2.54%
9/30/17	10.60	0.21	(0.01	)aa	0.20	(0.23)	(0.23)	10.57	1.99%		53,329	1.05%		1.03%		2.07%
9/30/16	10.15	0.23	0.47		0.70	(0.25)	(0.25)	10.60	7.12%		45,782	1.09%		1.03%		2.25%
9/30/15[i]	10.13	0.16	(0.14)		0.02	(0.00)[d]	(0.00)[d]	10.15	0.22%	[b]	40,577	1.14%	[a]	1.03%	[a]	2.07%	[a]
12/31/14	9.80	0.27	0.38		0.65	(0.32)	(0.32)	10.13	6.66%		32,540	1.15%		1.06%		2.65%
Class R4
9/30/19	$10.01	$0.30	$0.86		$1.16	$(0.24)	$(0.24)	$10.93	11.82%		$66,656	0.94%		0.93%		2.91%
9/30/18	10.55	0.27	(0.60)		(0.33)	(0.21)	(0.21)	10.01	(3.17%	)	67,672	0.92%		0.92%	[n]	2.67%
9/30/17	10.58	0.22	(0.01	)aa	0.21	(0.24)	(0.24)	10.55	2.15%		61,286	0.95%		0.93%		2.14%
9/30/16	10.15	0.24	0.47		0.71	(0.28)	(0.28)	10.58	7.20%		26,419	0.99%		0.93%		2.36%
9/30/15[i]	10.12	0.18	(0.15)		0.03	(0.00)[d]	(0.00)[d]	10.15	0.32%	[b]	14,724	1.04%	[a]	0.93%	[a]	2.36%	[a]
12/31/14[h]	10.06	0.21	0.19		0.40	(0.34)	(0.34)	10.12	3.99%	[b]	104	1.05%	[a]	0.93%	[a]	2.75%	[a]
Class R3
9/30/19	$9.92	$0.27	$0.84		$1.11	$(0.21)	$(0.21)	$10.82	11.48%		$18,689	1.19%		1.18%		2.67%
9/30/18	10.45	0.24	(0.58)		(0.34)	(0.19)	(0.19)	9.92	(3.32%	)	19,519	1.17%		1.17%	[n]	2.42%
9/30/17	10.50	0.19	(0.01	)aa	0.18	(0.23)	(0.23)	10.45	1.84%		16,295	1.20%		1.18%		1.90%
9/30/16	10.06	0.22	0.46		0.68	(0.24)	(0.24)	10.50	6.95%		5,810	1.24%		1.18%		2.12%
9/30/15[i]	10.05	0.15	(0.14)		0.01	(0.00)[d]	(0.00)[d]	10.06	0.13%	[b]	2,904	1.29%	[a]	1.18%	[a]	1.94%	[a]
12/31/14	9.75	0.25	0.38		0.63	(0.33)	(0.33)	10.05	6.44%		1,978	1.33%		1.24%		2.49%

	Year ended September 30				Period ended September 30, 2015[b]	Year ended December 31, 2014
	2019	2018	2017	2016
Portfolio turnover rate	262%	294%	224%	207%	191%	308%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
n	Expenses incurred during the period fell under the expense cap.
aa

The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.

MASSMUTUAL SELECT BLACKROCK GLOBAL ALLOCATION FUND

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers (including short sale dividend and loan expense)[y]		Ratio of expenses to average daily net assets after expense waivers (including short sale dividend and loan expense)[j],y		Ratio of expenses to average daily net assets after expense waivers (excluding short sale dividend and loan expense)[j]		Net investment income (loss) to average daily net assets (including short sale dividend and loan expense)
Class I
9/30/19	$11.18	$0.17	$0.11	$0.28	$(0.12)	$(0.34)	$(0.46)	$11.00	2.99%		$539,538	0.93%		0.80%		0.79%		1.61%
9/30/18	11.17	0.17	0.12	0.29	(0.25)	(0.03)	(0.28)	11.18	2.61%		537,404	0.97%		0.79%		0.79%	[z]	1.51%
9/30/17	10.16	0.14	0.97	1.11	(0.10)	-	(0.10)	11.17	10.99%		545,487	1.00%		0.81%		0.79%		1.33%
9/30/16	10.11	0.14	0.53	0.67	(0.08)	(0.54)	(0.62)	10.16	6.91%		519,733	0.97%		0.80%		0.79%		1.39%
9/30/15[i]	10.73	0.11	(0.48)	(0.37)	(0.07)	(0.18)	(0.25)	10.11	(3.53%	)[b]	590,934	0.96%	[a]	0.79%	[a]	0.79%	[a,z]	1.39%	[a]
12/31/14[h]	11.80	0.13	0.06	0.19	(0.28)	(0.98)	(1.26)	10.73	1.57%	[b]	611,549	0.96%	[a]	0.79%	[a]	0.79%	[a,z]	1.40%	[a]
Class R5
9/30/19	$11.33	$0.16	$0.12	$0.28	$(0.11)	$(0.34)	$(0.45)	$11.16	2.89%		$4,637	1.03%		0.90%		0.89%		1.50%
9/30/18	11.31	0.16	0.13	0.29	(0.24)	(0.03)	(0.27)	11.33	2.57%		6,466	1.06%		0.89%		0.89%	[z]	1.41%
9/30/17	10.29	0.13	0.98	1.11	(0.09)	-	(0.09)	11.31	10.83%		7,554	1.10%		0.91%		0.89%		1.23%
9/30/16	10.23	0.13	0.54	0.67	(0.07)	(0.54)	(0.61)	10.29	6.81%		7,390	1.07%		0.90%		0.89%		1.33%
9/30/15[i]	10.87	0.10	(0.49)	(0.39)	(0.07)	(0.18)	(0.25)	10.23	(3.67%	)[b]	7,340	1.06%	[a]	0.89%	[a]	0.89%	[a,z]	1.26%	[a]
12/31/14	11.74	0.25	(0.02)	0.23	(0.12)	(0.98)	(1.10)	10.87	1.89%		12,994	1.01%		0.88%		0.88%	[z]	2.12%
Service Class
9/30/19	$11.16	$0.15	$0.11	$0.26	$(0.10)	$(0.34)	$(0.44)	$10.98	2.74%		$3,965	1.13%		1.00%		0.99%		1.40%
9/30/18	11.14	0.13	0.15	0.28	(0.23)	(0.03)	(0.26)	11.16	2.50%		4,587	1.16%		0.99%		0.99%	[z]	1.20%
9/30/17	10.14	0.12	0.95	1.07	(0.07)	-	(0.07)	11.14	10.66%		11,011	1.20%		1.01%		0.99%		1.12%
9/30/16	10.08	0.12	0.54	0.66	(0.06)	(0.54)	(0.60)	10.14	6.79%		11,890	1.17%		1.00%		0.99%		1.23%
9/30/15[i]	10.72	0.10	(0.49)	(0.39)	(0.07)	(0.18)	(0.25)	10.08	(3.72%	)[b]	15,267	1.16%	[a]	0.99%	[a]	0.99%	[a,z]	1.21%	[a]
12/31/14	11.74	0.19	0.03	0.22	(0.26)	(0.98)	(1.24)	10.72	1.80%		11,605	1.14%		0.99%		0.99%	[z]	1.61%
Administrative Class
9/30/19	$11.50	$0.14	$0.13	$0.27	$(0.09)	$(0.34)	$(0.43)	$11.34	2.71%		$7,466	1.23%		1.10%		1.09%		1.31%
9/30/18	11.48	0.14	0.13	0.27	(0.22)	(0.03)	(0.25)	11.50	2.32%		8,687	1.26%		1.09%		1.09%	[z]	1.19%
9/30/17	10.44	0.11	0.99	1.10	(0.06)	-	(0.06)	11.48	10.59%		9,916	1.30%		1.11%		1.09%		1.03%
9/30/16	10.36	0.11	0.55	0.66	(0.04)	(0.54)	(0.58)	10.44	6.61%		9,991	1.27%		1.10%		1.09%		1.11%
9/30/15[i]	11.02	0.09	(0.50)	(0.41)	(0.07)	(0.18)	(0.25)	10.36	(3.80%	)[b]	14,055	1.26%	[a]	1.09%	[a]	1.09%	[a,z]	1.09%	[a]
12/31/14	12.03	0.18	0.03	0.21	(0.24)	(0.98)	(1.22)	11.02	1.70%		16,936	1.25%		1.10%		1.10%	[z]	1.50%
Class A
9/30/19	$11.10	$0.11	$0.12	$0.23	$(0.05)	$(0.34)	$(0.39)	$10.94	2.42%		$2,523	1.49%		1.35%		1.34%		1.04%
9/30/18	11.08	0.11	0.11	0.22	(0.17)	(0.03)	(0.20)	11.10	2.00%		3,836	1.52%		1.34%		1.34%	[z]	0.96%
9/30/17	10.07	0.08	0.97	1.05	(0.04)	-	(0.04)	11.08	10.42%		3,873	1.55%		1.36%		1.34%		0.77%
9/30/16	10.01	0.09	0.52	0.61	(0.01)	(0.54)	(0.55)	10.07	6.26%		5,748	1.52%		1.35%		1.34%		0.87%
9/30/15[i]	10.67	0.07	(0.48)	(0.41)	(0.07)	(0.18)	(0.25)	10.01	(3.93%	)[b]	6,922	1.51%	[a]	1.34%	[a]	1.34%	[a,z]	0.85%	[a]
12/31/14	11.69	0.15	0.03	0.18	(0.22)	(0.98)	(1.20)	10.67	1.42%		8,694	1.50%		1.35%		1.35%	[z]	1.26%
Class R4
9/30/19	$11.00	$0.12	$0.12	$0.24	$(0.07)	$(0.34)	$(0.41)	$10.83	2.57%		$7,021	1.39%		1.25%		1.24%		1.17%
9/30/18	11.00	0.12	0.11	0.23	(0.20)	(0.03)	(0.23)	11.00	2.10%		9,324	1.41%		1.24%		1.24%	[z]	1.05%
9/30/17	10.01	0.08	0.97	1.05	(0.06)	-	(0.06)	11.00	10.53%		10,527	1.45%		1.26%		1.24%		0.82%
9/30/16	9.99	0.11	0.51	0.62	(0.06)	(0.54)	(0.60)	10.01	6.46%		16,392	1.42%		1.25%		1.24%		1.10%
9/30/15[i]	10.65	0.08	(0.49)	(0.41)	(0.07)	(0.18)	(0.25)	9.99	(3.84%	)[b]	2,642	1.41%	[a]	1.24%	[a]	1.24%	[a,z]	0.93%	[a]
12/31/14[h]	11.73	0.11	0.03	0.14	(0.24)	(0.98)	(1.22)	10.65	1.15%	[b]	101	1.41%	[a]	1.24%	[a]	1.24%	[a,z]	1.20%	[a]
Class R3
9/30/19	$10.95	$0.10	$0.11	$0.21	$(0.04)	$(0.34)	$(0.38)	$10.78	2.31%		$10,533	1.63%		1.50%		1.49%		0.92%
9/30/18	10.95	0.09	0.12	0.21	(0.18)	(0.03)	(0.21)	10.95	1.88%		14,074	1.67%		1.49%		1.49%	[z]	0.82%
9/30/17	9.98	0.07	0.95	1.02	(0.05)	-	(0.05)	10.95	10.23%		14,001	1.70%		1.51%		1.49%		0.64%
9/30/16	9.98	0.08	0.52	0.60	(0.06)	(0.54)	(0.60)	9.98	6.16%		10,403	1.67%		1.50%		1.49%		0.83%
9/30/15[i]	10.65	0.06	(0.48)	(0.42)	(0.07)	(0.18)	(0.25)	9.98	(4.03%	)[b]	2,587	1.66%	[a]	1.49%	[a]	1.49%	[a,z]	0.73%	[a]
12/31/14[h]	11.73	0.08	0.04	0.12	(0.22)	(0.98)	(1.20)	10.65	0.97%	[b]	101	1.66%	[a]	1.49%	[a]	1.49%	[a,z]	0.95%	[a]

	Year ended September 30				Period ended September 30, 2015[b]	Year ended December 31 2014
	2019	2018	2017	2016
Portfolio turnover rate	174%	145%	153%	171%	90%	94%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
y	Short sale dividend and loan expense incurred as a result of entering into short sales is included in the Fund’s net expenses in the Consolidated Statement of Operations.
z	Amount of short sale dividend and loan expense had no impact on the ratio of expenses to average daily net assets.

MASSMUTUAL SELECT DIVERSIFIED VALUE FUND

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets		Net investment income (loss) to average daily net assets
Class I
9/30/19	$13.48	$0.26	$(0.33)	$(0.07)	$(0.26)	$(1.67)	$(1.93)	$11.48	1.59%		$210,652	0.58%		2.31%
9/30/18	16.69	0.25	1.70	1.95	(0.42)	(4.74)	(5.16)	13.48	13.43%		202,121	0.57%		1.85%
9/30/17	14.90	0.30	2.47	2.77	(0.35)	(0.63)	(0.98)	16.69	19.25%		145,732	0.58%		1.90%
9/30/16	13.64	0.27	1.20	1.47	(0.21)	-	(0.21)	14.90	10.89%		251,684	0.57%		1.90%
9/30/15[i]	14.86	0.18	(1.35)	(1.17)	(0.05)	-	(0.05)	13.64	(7.91%	)[b]	75,827	0.58%	[a]	1.66%	[a]
12/31/14[h]	13.89	0.17	1.10	1.27	(0.30)	-	(0.30)	14.86	9.20%	[b]	97,877	0.55%	[a]	1.56%	[a]
Class R5
9/30/19	$13.50	$0.25	$(0.33)	$(0.08)	$(0.25)	$(1.67)	$(1.92)	$11.50	1.48%		$74,403	0.68%		2.19%
9/30/18	16.71	0.24	1.69	1.93	(0.40)	(4.74)	(5.14)	13.50	13.28%		143,091	0.67%		1.80%
9/30/17	14.90	0.29	2.47	2.76	(0.32)	(0.63)	(0.95)	16.71	19.16%		50,361	0.68%		1.83%
9/30/16	13.64	0.28	1.18	1.46	(0.20)	-	(0.20)	14.90	10.78%		46,830	0.67%		2.00%
9/30/15[i]	14.87	0.17	(1.35)	(1.18)	(0.05)	-	(0.05)	13.64	(7.98%	)[b]	207,187	0.68%	[a]	1.58%	[a]
12/31/14	13.56	0.29	1.30	1.59	(0.28)	-	(0.28)	14.87	11.82%		235,941	0.63%		2.07%
Service Class
9/30/19	$13.49	$0.24	$(0.32)	$(0.08)	$(0.23)	$(1.67)	$(1.90)	$11.51	1.40%		$10,046	0.78%		2.08%
9/30/18	16.69	0.22	1.70	1.92	(0.38)	(4.74)	(5.12)	13.49	13.21%		13,564	0.77%		1.64%
9/30/17	14.90	0.27	2.47	2.74	(0.32)	(0.63)	(0.95)	16.69	18.97%		11,721	0.78%		1.71%
9/30/16	13.63	0.25	1.21	1.46	(0.19)	-	(0.19)	14.90	10.75%		8,656	0.77%		1.78%
9/30/15[i]	14.88	0.16	(1.36)	(1.20)	(0.05)	-	(0.05)	13.63	(8.11%	)[b]	14,983	0.78%	[a]	1.49%	[a]
12/31/14	13.57	0.25	1.33	1.58	(0.27)	-	(0.27)	14.88	11.72%		16,147	0.73%		1.76%
Administrative Class
9/30/19	$13.58	$0.23	$(0.33)	$(0.10)	$(0.22)	$(1.67)	$(1.89)	$11.59	1.29%		$20,346	0.88%		2.01%
9/30/18	16.76	0.21	1.70	1.91	(0.35)	(4.74)	(5.09)	13.58	13.07%		15,165	0.87%		1.61%
9/30/17	14.96	0.26	2.48	2.74	(0.31)	(0.63)	(0.94)	16.76	18.92%		5,176	0.88%		1.63%
9/30/16	13.68	0.24	1.20	1.44	(0.16)	-	(0.16)	14.96	10.57%		6,903	0.87%		1.66%
9/30/15[i]	14.93	0.15	(1.35)	(1.20)	(0.05)	-	(0.05)	13.68	(8.08%	)[b]	6,206	0.88%	[a]	1.38%	[a]
12/31/14	13.63	0.24	1.32	1.56	(0.26)	-	(0.26)	14.93	11.52%		9,579	0.84%		1.69%
Class A
9/30/19	$13.45	$0.20	$(0.32)	$(0.12)	$(0.20)	$(1.67)	$(1.87)	$11.46	1.03%		$37,170	1.13%		1.75%
9/30/18	16.64	0.18	1.69	1.87	(0.32)	(4.74)	(5.06)	13.45	12.82%		45,319	1.12%		1.36%
9/30/17	14.85	0.21	2.48	2.69	(0.27)	(0.63)	(0.90)	16.64	18.64%		16,573	1.13%		1.36%
9/30/16	13.58	0.20	1.20	1.40	(0.13)	-	(0.13)	14.85	10.33%		19,968	1.12%		1.43%
9/30/15[i]	14.86	0.13	(1.36)	(1.23)	(0.05)	-	(0.05)	13.58	(8.32%	)[b]	20,926	1.13%	[a]	1.14%	[a]
12/31/14	13.55	0.21	1.31	1.52	(0.21)	-	(0.21)	14.86	11.27%		23,963	1.10%		1.47%
Class R4
9/30/19	$13.32	$0.21	$(0.32)	$(0.11)	$(0.23)	$(1.67)	$(1.90)	$11.31	1.18%		$6,570	1.03%		1.88%
9/30/18	16.56	0.19	1.68	1.87	(0.37)	(4.74)	(5.11)	13.32	12.93%		4,523	1.02%		1.44%
9/30/17	14.81	0.23	2.46	2.69	(0.31)	(0.63)	(0.94)	16.56	18.74%		861	1.03%		1.47%
9/30/16	13.57	0.22	1.18	1.40	(0.16)	-	(0.16)	14.81	10.38%		711	1.02%		1.57%
9/30/15[i]	14.83	0.14	(1.35)	(1.21)	(0.05)	-	(0.05)	13.57	(8.20%	)[b]	279	1.03%	[a]	1.26%	[a]
12/31/14[h]	13.86	0.12	1.10	1.22	(0.25)	-	(0.25)	14.83	8.85%	[b]	109	1.00%	[a]	1.13%	[a]
Class R3
9/30/19	$13.37	$0.18	$(0.31)	$(0.13)	$(0.18)	$(1.67)	$(1.85)	$11.39	0.91%		$1,387	1.28%		1.59%
9/30/18	16.59	0.15	1.68	1.83	(0.31)	(4.74)	(5.05)	13.37	12.56%		2,177	1.27%		1.13%
9/30/17	14.83	0.19	2.46	2.65	(0.26)	(0.63)	(0.89)	16.59	18.44%		2,046	1.28%		1.22%
9/30/16	13.62	0.19	1.19	1.38	(0.17)	-	(0.17)	14.83	10.17%		1,635	1.27%		1.36%
9/30/15[i]	14.91	0.12	(1.36)	(1.24)	(0.05)	-	(0.05)	13.62	(8.36%	)[b]	247	1.28%	[a]	1.06%	[a]
12/31/14	13.61	0.18	1.31	1.49	(0.19)	-	(0.19)	14.91	11.02%		194	1.28%		1.26%

	Year ended September 30				Period ended September 30, 2015[b]	Year ended December 31, 2014
	2019	2018	2017	2016
Portfolio turnover rate	42%	75%	71%	39%	29%	49%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

MASSMUTUAL SELECT FUNDAMENTAL VALUE FUND

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],[j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/19	$11.93	$0.20	$(0.39)	$(0.19)	$(0.23)	$(1.18)	$(1.41)	$10.33	(0.07%	)	$353,302	0.64%		N/A	1.96%
9/30/18	13.01	0.23	0.81	1.04	(0.24)	(1.88)	(2.12)	11.93	8.56%		632,974	0.63%		N/A	1.91%
9/30/17	12.39	0.23	1.60	1.83	(0.25)	(0.96)	(1.21)	13.01	15.49%		594,578	0.64%		N/A	1.82%
9/30/16	12.46	0.25	1.27	1.52	(0.23)	(1.36)	(1.59)	12.39	13.21%		500,270	0.63%		N/A	2.04%
9/30/15[i]	13.97	0.17	(1.28)	(1.11)	-	(0.40)	(0.40)	12.46	(8.06%	)[b]	422,026	0.63%	[a]	N/A	1.65%	[a]
12/31/14	13.60	0.23	1.28	1.51	(0.24)	(0.90)	(1.14)	13.97	11.45%		408,068	0.65%		0.62%	1.65%
Class R5
9/30/19	$11.98	$0.19	$(0.38)	$(0.19)	$(0.22)	$(1.18)	$(1.40)	$10.39	(0.13%	)	$196,887	0.74%		N/A	1.85%
9/30/18	13.06	0.22	0.80	1.02	(0.22)	(1.88)	(2.10)	11.98	8.39%		309,004	0.73%		N/A	1.80%
9/30/17	12.43	0.21	1.61	1.82	(0.23)	(0.96)	(1.19)	13.06	15.41%		368,686	0.74%		N/A	1.72%
9/30/16	12.49	0.23	1.29	1.52	(0.22)	(1.36)	(1.58)	12.43	13.12%		372,531	0.73%		N/A	1.95%
9/30/15[i]	14.01	0.16	(1.28)	(1.12)	-	(0.40)	(0.40)	12.49	(8.10%	)[b]	423,631	0.73%	[a]	N/A	1.53%	[a]
12/31/14	13.64	0.22	1.27	1.49	(0.22)	(0.90)	(1.12)	14.01	11.27%		564,826	0.78%		0.74%	1.53%
Service Class
9/30/19	$11.93	$0.18	$(0.38)	$(0.20)	$(0.21)	$(1.18)	$(1.39)	$10.34	(0.25%	)	$30,115	0.84%		N/A	1.75%
9/30/18	13.00	0.20	0.81	1.01	(0.20)	(1.88)	(2.08)	11.93	8.36%		49,551	0.83%		N/A	1.69%
9/30/17	12.38	0.20	1.60	1.80	(0.22)	(0.96)	(1.18)	13.00	15.24%		60,852	0.84%		N/A	1.59%
9/30/16	12.44	0.22	1.29	1.51	(0.21)	(1.36)	(1.57)	12.38	13.06%		124,126	0.83%		N/A	1.86%
9/30/15[i]	13.97	0.15	(1.28)	(1.13)	-	(0.40)	(0.40)	12.44	(8.20%	)[b]	158,634	0.83%	[a]	N/A	1.44%	[a]
12/31/14	13.60	0.20	1.28	1.48	(0.21)	(0.90)	(1.11)	13.97	11.22%		208,770	0.86%		0.83%	1.44%
Administrative Class
9/30/19	$12.00	$0.17	$(0.38)	$(0.21)	$(0.20)	$(1.18)	$(1.38)	$10.41	(0.36%	)	$58,983	0.94%		N/A	1.65%
9/30/18	13.07	0.19	0.81	1.00	(0.19)	(1.88)	(2.07)	12.00	8.21%		85,905	0.93%		N/A	1.60%
9/30/17	12.44	0.19	1.61	1.80	(0.21)	(0.96)	(1.17)	13.07	15.16%		92,380	0.94%		N/A	1.51%
9/30/16	12.49	0.21	1.29	1.50	(0.19)	(1.36)	(1.55)	12.44	12.93%		94,316	0.93%		N/A	1.75%
9/30/15[i]	14.04	0.14	(1.29)	(1.15)	-	(0.40)	(0.40)	12.49	(8.30%	)[b]	102,932	0.93%	[a]	N/A	1.34%	[a]
12/31/14	13.65	0.19	1.29	1.48	(0.19)	(0.90)	(1.09)	14.04	11.14%		123,885	0.97%		0.94%	1.33%
Class A
9/30/19	$11.83	$0.14	$(0.37)	$(0.23)	$(0.16)	$(1.18)	$(1.34)	$10.26	(0.58%	)	$66,407	1.19%		N/A	1.38%
9/30/18	12.90	0.16	0.80	0.96	(0.15)	(1.88)	(2.03)	11.83	7.94%		84,733	1.18%		N/A	1.34%
9/30/17	12.28	0.16	1.59	1.75	(0.17)	(0.96)	(1.13)	12.90	14.90%		108,447	1.19%		N/A	1.26%
9/30/16	12.35	0.18	1.26	1.44	(0.15)	(1.36)	(1.51)	12.28	12.58%		161,322	1.18%		N/A	1.50%
9/30/15[i]	13.90	0.11	(1.26)	(1.15)	-	(0.40)	(0.40)	12.35	(8.39%	)[b]	170,054	1.18%	[a]	N/A	1.08%	[a]
12/31/14	13.53	0.15	1.27	1.42	(0.15)	(0.90)	(1.05)	13.90	10.78%		215,519	1.23%		1.19%	1.08%
Class R4
9/30/19	$11.67	$0.15	$(0.37)	$(0.22)	$(0.16)	$(1.18)	$(1.34)	$10.11	(0.47%	)	$9,055	1.09%		N/A	1.48%
9/30/18	12.77	0.17	0.79	0.96	(0.18)	(1.88)	(2.06)	11.67	8.06%		9,172	1.08%		N/A	1.45%
9/30/17	12.21	0.17	1.57	1.74	(0.22)	(0.96)	(1.18)	12.77	14.98%		16,370	1.09%		N/A	1.37%
9/30/16	12.32	0.20	1.26	1.46	(0.21)	(1.36)	(1.57)	12.21	12.78%		6,905	1.08%		N/A	1.66%
9/30/15[i]	13.86	0.12	(1.26)	(1.14)	-	(0.40)	(0.40)	12.32	(8.34%	)[b]	1,846	1.08%	[a]	N/A	1.25%	[a]
12/31/14[h]	13.74	0.12	1.10	1.22	(0.20)	(0.90)	(1.10)	13.86	9.16%	[b]	109	1.07%	[a]	N/A	1.11%	[a]
Class R3
9/30/19	$11.63	$0.12	$(0.37)	$(0.25)	$(0.15)	$(1.18)	$(1.33)	$10.05	(0.77%	)	$2,362	1.34%		N/A	1.23%
9/30/18	12.72	0.14	0.79	0.93	(0.14)	(1.88)	(2.02)	11.63	7.84%		2,831	1.33%		N/A	1.21%
9/30/17	12.14	0.14	1.57	1.71	(0.17)	(0.96)	(1.13)	12.72	14.72%		2,936	1.34%		N/A	1.14%
9/30/16	12.25	0.16	1.25	1.41	(0.16)	(1.36)	(1.52)	12.14	12.41%		1,512	1.33%		N/A	1.34%
9/30/15[i]	13.81	0.10	(1.26)	(1.16)	-	(0.40)	(0.40)	12.25	(8.51%	)[b]	896	1.33%	[a]	N/A	0.95%	[a]
12/31/14	13.45	0.12	1.27	1.39	(0.13)	(0.90)	(1.03)	13.81	10.63%		977	1.41%		1.37%	0.88%

	Year ended September 30				Period ended September 30, 2015[b]	Year ended December 31, 2014
	2019	2018	2017	2016
Portfolio turnover rate	103%	46%	13%	16%	15%	19%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

MM S&P 500 INDEX FUND

		Income (loss) from investment operations				Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],[j]	Net realized and unrealized gain (loss) on investments		Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/19	$20.48	$0.32	$(0.00	)d,aa	$0.32	$(0.37)	$(2.51)	$(2.88)	$17.92	4.17%		$1,083,523	0.12%		N/A	1.86%
9/30/18	21.59	0.37	3.00		3.37	(0.48)	(4.00)	(4.48)	20.48	17.77%		819,557	0.12%		N/A	1.86%
9/30/17	19.40	0.39	3.03		3.42	(0.44)	(0.79)	(1.23)	21.59	18.44%		541,131	0.12%		N/A	1.95%
9/30/16	17.50	0.38	2.24		2.62	(0.36)	(0.36)	(0.72)	19.40	15.30%		1,078,531	0.12%		N/A	2.05%
9/30/15[i]	18.54	0.27	(1.26)		(0.99)	-	(0.05)	(0.05)	17.50	(5.35%	)[b]	860,720	0.12%	[a]	N/A	1.93%	[a]
12/31/14	16.99	0.34	1.94		2.28	(0.34)	(0.39)	(0.73)	18.54	13.55%		619,847	0.13%		0.11%	1.90%
Class R5
9/30/19	$20.53	$0.31	$(0.01	)aa	$0.30	$(0.34)	$(2.51)	$(2.85)	$17.98	4.05%		$487,312	0.22%		N/A	1.76%
9/30/18	21.63	0.35	3.01		3.36	(0.46)	(4.00)	(4.46)	20.53	17.65%		532,163	0.22%		N/A	1.75%
9/30/17	19.43	0.38	3.03		3.41	(0.42)	(0.79)	(1.21)	21.63	18.33%		710,184	0.22%		N/A	1.88%
9/30/16	17.52	0.37	2.24		2.61	(0.34)	(0.36)	(0.70)	19.43	15.20%		828,915	0.22%		N/A	1.95%
9/30/15[i]	18.58	0.25	(1.26)		(1.01)	-	(0.05)	(0.05)	17.52	(5.44%	)[b]	872,011	0.22%	[a]	N/A	1.82%	[a]
12/31/14[p]	17.02	0.32	1.95		2.27	(0.32)	(0.39)	(0.71)	18.58	13.46%		1,003,654	0.23%		0.22%	1.79%
Service Class
9/30/19	$20.55	$0.28	$(0.01	)aa	$0.27	$(0.31)	$(2.51)	$(2.82)	$18.00	3.84%		$395,249	0.37%		N/A	1.61%
9/30/18	21.64	0.32	3.02		3.34	(0.43)	(4.00)	(4.43)	20.55	17.48%		481,405	0.37%		N/A	1.59%
9/30/17	19.43	0.35	3.03		3.38	(0.38)	(0.79)	(1.17)	21.64	18.17%		508,135	0.37%		N/A	1.72%
9/30/16	17.52	0.34	2.24		2.58	(0.31)	(0.36)	(0.67)	19.43	15.03%		499,673	0.37%		N/A	1.80%
9/30/15[i]	18.60	0.23	(1.26)		(1.03)	-	(0.05)	(0.05)	17.52	(5.54%	)[b]	636,417	0.37%	[a]	N/A	1.66%	[a]
12/31/14	17.05	0.29	1.94		2.23	(0.29)	(0.39)	(0.68)	18.60	13.21%		736,040	0.39%		0.38%	1.63%
Administrative Class
9/30/19	$20.19	$0.26	$(0.01	)aa	$0.25	$(0.30)	$(2.51)	$(2.81)	$17.63	3.77%		$476,225	0.47%		N/A	1.51%
9/30/18	21.34	0.29	2.97		3.26	(0.41)	(4.00)	(4.41)	20.19	17.34%		606,359	0.47%		N/A	1.50%
9/30/17	19.19	0.32	3.00		3.32	(0.38)	(0.79)	(1.17)	21.34	18.03%		572,199	0.47%		N/A	1.62%
9/30/16	17.30	0.32	2.22		2.54	(0.29)	(0.36)	(0.65)	19.19	14.96%		506,085	0.47%		N/A	1.70%
9/30/15[i]	18.39	0.22	(1.26)		(1.04)	-	(0.05)	(0.05)	17.30	(5.66%	)[b]	493,479	0.47%	[a]	N/A	1.57%	[a]
12/31/14	16.86	0.27	1.93		2.20	(0.28)	(0.39)	(0.67)	18.39	13.18%		557,940	0.48%		0.47%	1.54%
Class A
9/30/19	$19.82	$0.21	$(0.02	)aa	$0.19	$(0.24)	$(2.51)	$(2.75)	$17.26	3.46%		$28,147	0.72%		N/A	1.26%
9/30/18	21.03	0.24	2.92		3.16	(0.37)	(4.00)	(4.37)	19.82	17.06%		34,494	0.72%		N/A	1.25%
9/30/17	18.92	0.27	2.96		3.23	(0.33)	(0.79)	(1.12)	21.03	17.80%		27,907	0.72%		N/A	1.37%
9/30/16	17.12	0.27	2.19		2.46	(0.30)	(0.36)	(0.66)	18.92	14.63%		21,320	0.72%		N/A	1.46%
9/30/15[i]	18.23	0.18	(1.24)		(1.06)	-	(0.05)	(0.05)	17.12	(5.82%	)[b]	11,784	0.72%	[a]	N/A	1.33%	[a]
12/31/14[h]	17.01	0.19	1.68		1.87	(0.26)	(0.39)	(0.65)	18.23	11.10%	[b]	3,314	0.72%	[a]	N/A	1.43%	[a]
Class R4
9/30/19	$19.95	$0.23	$(0.02	)aa	$0.21	$(0.26)	$(2.51)	$(2.77)	$17.39	3.61%		$594,415	0.62%		N/A	1.36%
9/30/18	21.13	0.26	2.93		3.19	(0.37)	(4.00)	(4.37)	19.95	17.15%		681,097	0.62%		N/A	1.35%
9/30/17	19.01	0.29	2.97		3.26	(0.35)	(0.79)	(1.14)	21.13	17.88%		670,521	0.62%		N/A	1.47%
9/30/16	17.16	0.29	2.19		2.48	(0.27)	(0.36)	(0.63)	19.01	14.72%		632,838	0.62%		N/A	1.55%
9/30/15[i]	18.25	0.19	(1.23)		(1.04)	-	(0.05)	(0.05)	17.16	(5.70%	)[b]	534,856	0.62%	[a]	N/A	1.41%	[a]
12/31/14	16.74	0.24	1.90		2.14	(0.24)	(0.39)	(0.63)	18.25	12.92%		547,665	0.66%		0.63%	1.37%
Class R3
9/30/19	$19.45	$0.18	$(0.02	)aa	$0.16	$(0.23)	$(2.51)	$(2.74)	$16.87	3.34%		$222,503	0.87%		N/A	1.11%
9/30/18	20.72	0.21	2.87		3.08	(0.35)	(4.00)	(4.35)	19.45	16.90%		251,216	0.87%		N/A	1.10%
9/30/17	18.70	0.24	2.91		3.15	(0.34)	(0.79)	(1.13)	20.72	17.54%		208,410	0.87%		N/A	1.21%
9/30/16	16.95	0.24	2.17		2.41	(0.30)	(0.36)	(0.66)	18.70	14.49%		95,197	0.87%		N/A	1.29%
9/30/15[i]	18.06	0.16	(1.22)		(1.06)	-	(0.05)	(0.05)	16.95	(5.88%	)[b]	24,643	0.87%	[a]	N/A	1.21%	[a]
12/31/14	16.58	0.19	1.90		2.09	(0.22)	(0.39)	(0.61)	18.06	12.68%		3,736	0.92%		0.89%	1.12%

	Year ended September 30				Period ended September 30, 2015[b]	Year ended December 31, 2014
	2019	2018	2017	2016
Portfolio turnover rate	4%	3%[q]	5%	4%	2%	5%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
p	Class I shares were renamed Class R5 shares on April 1, 2014.
q	Portfolio turnover excludes securities received from subscriptions in-kind. Amount would be 12% including securities received from subscriptions in-kind.
aa

The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.

MASSMUTUAL SELECT EQUITY OPPORTUNITIES FUND

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],[j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/19	$18.41	$0.27	$1.36	$1.63	$(0.28)	$(1.43)	$(1.71)	$18.33	10.82%		$274,970	0.74%		N/A	1.60%
9/30/18	22.45	0.27	2.75	3.02	(0.51)	(6.55)	(7.06)	18.41	16.23%		268,240	0.74%		N/A	1.50%
9/30/17	18.40	0.41	4.27	4.68	(0.27)	(0.36)	(0.63)	22.45	25.85%		228,919	0.74%		N/A	2.00%
9/30/16	19.31	0.25	2.13	2.38	(0.36)	(2.93)	(3.29)	18.40	13.56%		213,648	0.73%		N/A	1.43%
9/30/15[i]	22.69	0.28	(3.41)	(3.13)	-	(0.25)	(0.25)	19.31	(13.85%	)[b]	216,254	0.73%	[a]	N/A	1.70%	[a]
12/31/14	23.34	0.46	2.34	2.80	(0.47)	(2.98)	(3.45)	22.69	12.54%		222,925	0.74%		0.71%	1.94%
Class R5
9/30/19	$18.47	$0.26	$1.37	$1.63	$(0.26)	$(1.43)	$(1.69)	$18.41	10.76%		$180,002	0.84%		N/A	1.50%
9/30/18	22.50	0.25	2.75	3.00	(0.48)	(6.55)	(7.03)	18.47	16.09%		188,418	0.84%		N/A	1.38%
9/30/17	18.44	0.39	4.28	4.67	(0.25)	(0.36)	(0.61)	22.50	25.73%		207,798	0.84%		N/A	1.87%
9/30/16	19.34	0.23	2.14	2.37	(0.34)	(2.93)	(3.27)	18.44	13.44%		203,817	0.83%		N/A	1.32%
9/30/15[i]	22.74	0.27	(3.42)	(3.15)	-	(0.25)	(0.25)	19.34	(13.91%	)[b]	240,748	0.83%	[a]	N/A	1.62%	[a]
12/31/14	23.38	0.45	2.33	2.78	(0.44)	(2.98)	(3.42)	22.74	12.44%		336,501	0.84%		0.82%	1.89%
Service Class
9/30/19	$18.10	$0.24	$1.33	$1.57	$(0.24)	$(1.43)	$(1.67)	$18.00	10.61%		$53,931	0.94%		N/A	1.41%
9/30/18	22.17	0.23	2.71	2.94	(0.46)	(6.55)	(7.01)	18.10	16.00%		50,746	0.94%		N/A	1.28%
9/30/17	18.18	0.35	4.23	4.58	(0.23)	(0.36)	(0.59)	22.17	25.59%		61,849	0.94%		N/A	1.74%
9/30/16	19.11	0.21	2.10	2.31	(0.31)	(2.93)	(3.24)	18.18	13.31%		69,632	0.93%		N/A	1.22%
9/30/15[i]	22.49	0.25	(3.38)	(3.13)	-	(0.25)	(0.25)	19.11	(14.02%	)[b]	76,245	0.93%	[a]	N/A	1.50%	[a]
12/31/14	23.16	0.44	2.29	2.73	(0.42)	(2.98)	(3.40)	22.49	12.33%		98,642	0.94%		0.92%	1.87%
Administrative Class
9/30/19	$17.84	$0.21	$1.31	$1.52	$(0.22)	$(1.43)	$(1.65)	$17.71	10.46%		$55,316	1.04%		N/A	1.29%
9/30/18	21.94	0.21	2.68	2.89	(0.44)	(6.55)	(6.99)	17.84	15.92%		75,215	1.04%		N/A	1.19%
9/30/17	17.99	0.33	4.19	4.52	(0.21)	(0.36)	(0.57)	21.94	25.50%		82,359	1.04%		N/A	1.66%
9/30/16	18.94	0.20	2.07	2.27	(0.29)	(2.93)	(3.22)	17.99	13.19%		89,646	1.03%		N/A	1.12%
9/30/15[i]	22.31	0.23	(3.35)	(3.12)	-	(0.25)	(0.25)	18.94	(14.04%	)[b]	97,736	1.03%	[a]	N/A	1.42%	[a]
12/31/14	23.00	0.38	2.30	2.68	(0.39)	(2.98)	(3.37)	22.31	12.20%		111,776	1.05%		1.03%	1.63%
Class A
9/30/19	$16.98	$0.16	$1.24	$1.40	$(0.17)	$(1.43)	$(1.60)	$16.78	10.19%		$63,914	1.29%		N/A	1.04%
9/30/18	21.17	0.16	2.56	2.72	(0.36)	(6.55)	(6.91)	16.98	15.62%		78,457	1.29%		N/A	0.92%
9/30/17	17.37	0.28	4.02	4.30	(0.14)	(0.36)	(0.50)	21.17	25.13%		107,667	1.29%		N/A	1.42%
9/30/16	18.38	0.15	2.01	2.16	(0.24)	(2.93)	(3.17)	17.37	12.93%		146,239	1.28%		N/A	0.87%
9/30/15[i]	21.69	0.18	(3.24)	(3.06)	-	(0.25)	(0.25)	18.38	(14.16%	)[b]	181,803	1.28%	[a]	N/A	1.16%	[a]
12/31/14	22.46	0.33	2.21	2.54	(0.33)	(2.98)	(3.31)	21.69	11.86%		227,294	1.30%		1.28%	1.45%
Class R4
9/30/19	$16.74	$0.17	$1.21	$1.38	$(0.21)	$(1.43)	$(1.64)	$16.48	10.30%		$6,921	1.19%		N/A	1.13%
9/30/18	21.00	0.17	2.54	2.71	(0.42)	(6.55)	(6.97)	16.74	15.70%		9,409	1.19%		N/A	1.04%
9/30/17	17.28	0.31	3.99	4.30	(0.22)	(0.36)	(0.58)	21.00	25.27%		8,146	1.19%		N/A	1.58%
9/30/16	18.35	0.16	2.02	2.18	(0.32)	(2.93)	(3.25)	17.28	13.11%		6,065	1.18%		N/A	0.98%
9/30/15[i]	21.65	0.24	(3.29)	(3.05)	-	(0.25)	(0.25)	18.35	(14.14%	)[b]	1,683	1.18%	[a]	N/A	1.52%	[a]
12/31/14[h]	22.25	0.10	2.67	2.77	(0.39)	(2.98)	(3.37)	21.65	13.01%	[b]	113	1.17%	[a]	N/A	0.55%	[a]
Class R3
9/30/19	$15.77	$0.13	$1.12	$1.25	$(0.17)	$(1.43)	$(1.60)	$15.42	10.01%		$3,297	1.44%		N/A	0.92%
9/30/18	20.10	0.12	2.41	2.53	(0.31)	(6.55)	(6.86)	15.77	15.43%		2,679	1.44%		N/A	0.78%
9/30/17	16.55	0.24	3.83	4.07	(0.16)	(0.36)	(0.52)	20.10	25.00%		3,087	1.44%		N/A	1.28%
9/30/16	17.72	0.12	1.93	2.05	(0.29)	(2.93)	(3.22)	16.55	12.76%		3,539	1.43%		N/A	0.74%
9/30/15[i]	20.95	0.14	(3.12)	(2.98)	-	(0.25)	(0.25)	17.72	(14.28%	)[b]	2,317	1.44%	[a]	N/A	0.94%	[a]
12/31/14	21.80	0.29	2.13	2.42	(0.29)	(2.98)	(3.27)	20.95	11.67%		721	1.49%		1.47%	1.31%

	Year ended September 30				Period ended September 30, 2015[b]	Year ended December 31, 2014
	2019	2018	2017	2016
Portfolio turnover rate	33%	35%	131%	36%	39%	35%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

MASSMUTUAL SELECT FUNDAMENTAL GROWTH FUND

	Net asset value, beginning of the period	Income (loss) from investment operations				Less distributions to shareholders			Net asset value, end of the period	Total return[l,m]		Ratios / Supplemental Data
		Net investment income (loss)[c],[j]	Net realized and unrealized gain (loss) on investments		Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions				Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/19	$9.81	$0.02	$(0.00	)d,aa	$0.02	$(0.05)	$(1.75)	$(1.80)	$8.03	4.27%		$67,992	0.82%		0.78%		0.31%
9/30/18	8.44	0.05	1.95		2.00	(0.07)	(0.56)	(0.63)	9.81	24.98%		64,876	0.78%		0.70%		0.56%
9/30/17	8.01	0.08	1.37		1.45	(0.08)	(0.94)	(1.02)	8.44	20.59%		75,206	0.84%		0.70%		1.09%
9/30/16	8.02	0.07	0.86		0.93	(0.08)	(0.86)	(0.94)	8.01	12.02%		56,680	0.82%		0.70%		0.86%
9/30/15[i]	8.18	0.05	(0.18)		(0.13)	-	(0.03)	(0.03)	8.02	(1.60%	)[b]	75,265	0.81%	[a]	0.70%	[a]	0.80%	[a]
12/31/14[h]	8.42	0.07	0.78		0.85	(0.09)	(1.00)	(1.09)	8.18	10.42%	[b]	86,370	0.75%	[a]	0.70%	[a]	1.03%	[a]
Class R5
9/30/19	$9.83	$0.02	$(0.01	)aa	$0.01	$(0.04)	$(1.75)	$(1.79)	$8.05	4.13%		$31,014	0.92%		0.88%		0.21%
9/30/18	8.46	0.04	1.95		1.99	(0.06)	(0.56)	(0.62)	9.83	24.80%		32,604	0.88%		0.80%		0.45%
9/30/17	8.02	0.08	1.38		1.46	(0.08)	(0.94)	(1.02)	8.46	20.56%		26,201	0.94%		0.80%		0.99%
9/30/16	8.03	0.06	0.86		0.92	(0.07)	(0.86)	(0.93)	8.02	11.88%		23,154	0.92%		0.80%		0.76%
9/30/15[i]	8.20	0.04	(0.18)		(0.14)	-	(0.03)	(0.03)	8.03	(1.71%	)[b]	20,054	0.91%	[a]	0.80%	[a]	0.71%	[a]
12/31/14	8.35	0.06	0.86		0.92	(0.07)	(1.00)	(1.07)	8.20	11.38%		21,110	0.87%		0.80%		0.75%
Service Class
9/30/19	$9.62	$0.01	$(0.02	)aa	$(0.01)	$(0.03)	$(1.75)	$(1.78)	$7.83	3.97%		$9,805	1.02%		0.98%		0.11%
9/30/18	8.29	0.03	1.92		1.95	(0.06)	(0.56)	(0.62)	9.62	24.72%		9,630	0.98%		0.90%		0.35%
9/30/17	7.88	0.07	1.35		1.42	(0.07)	(0.94)	(1.01)	8.29	20.41%		8,668	1.04%		0.90%		0.88%
9/30/16	7.91	0.05	0.84		0.89	(0.06)	(0.86)	(0.92)	7.88	11.69%		6,561	1.02%		0.90%		0.67%
9/30/15[i]	8.07	0.04	(0.17)		(0.13)	-	(0.03)	(0.03)	7.91	(1.62%	)[b]	5,627	1.01%	[a]	0.90%	[a]	0.62%	[a]
12/31/14	8.25	0.06	0.83		0.89	(0.07)	(1.00)	(1.07)	8.07	11.13%		6,829	0.94%		0.90%		0.76%
Administrative Class
9/30/19	$9.38	$0.00 [d]	$(0.02	)aa	$(0.02)	$(0.02)	$(1.75)	$(1.77)	$7.59	3.97%		$14,315	1.12%		1.09%		0.01%
9/30/18	8.10	0.02	1.87		1.89	(0.05)	(0.56)	(0.61)	9.38	24.56%		12,307	1.08%		1.00%		0.25%
9/30/17	7.72	0.06	1.32		1.38	(0.06)	(0.94)	(1.00)	8.10	20.31%		10,889	1.14%		1.00%		0.77%
9/30/16	7.77	0.04	0.83		0.87	(0.06)	(0.86)	(0.92)	7.72	11.54%		10,205	1.12%		1.00%		0.56%
9/30/15[i]	7.93	0.03	(0.16)		(0.13)	-	(0.03)	(0.03)	7.77	(1.65%	)[b]	10,157	1.11%	[a]	1.00%	[a]	0.50%	[a]
12/31/14	8.13	0.05	0.81		0.86	(0.06)	(1.00)	(1.06)	7.93	10.93%		9,696	1.06%		1.01%		0.64%
Class A
9/30/19	$8.95	$(0.02)	$(0.03	)aa	$(0.05)	$-	$(1.75)	$(1.75)	$7.15	3.67%		$14,997	1.37%		1.33%		(0.23%	)
9/30/18	7.75	0.00 [d]	1.79		1.79	(0.03)	(0.56)	(0.59)	8.95	24.31%		18,868	1.33%		1.25%		0.00%	[e]
9/30/17	7.43	0.04	1.26		1.30	(0.04)	(0.94)	(0.98)	7.75	19.91%		15,687	1.39%		1.25%		0.53%
9/30/16	7.50	0.02	0.80		0.82	(0.03)	(0.86)	(0.89)	7.43	11.30%		16,594	1.37%		1.25%		0.31%
9/30/15[i]	7.68	0.02	(0.17)		(0.15)	-	(0.03)	(0.03)	7.50	(1.96%	)[b]	17,774	1.36%	[a]	1.25%	[a]	0.26%	[a]
12/31/14	7.89	0.03	0.80		0.83	(0.04)	(1.00)	(1.04)	7.68	10.86%		24,193	1.31%		1.26%		0.38%
Class R4
9/30/19	$8.86	$(0.01)	$(0.03	)aa	$(0.04)	$(0.01)	$(1.75)	$(1.76)	$7.06	3.87%		$1,217	1.27%		1.22%		(0.08%	)
9/30/18	7.68	0.01	1.77		1.78	(0.04)	(0.56)	(0.60)	8.86	24.48%		2,757	1.23%		1.15%		0.10%
9/30/17	7.39	0.05	1.25		1.30	(0.07)	(0.94)	(1.01)	7.68	20.10%		2,908	1.29%		1.15%		0.63%
9/30/16	7.49	0.03	0.79		0.82	(0.06)	(0.86)	(0.92)	7.39	11.33%		720	1.27%		1.15%		0.42%
9/30/15[i]	7.66	0.02	(0.16)		(0.14)	-	(0.03)	(0.03)	7.49	(1.84%	)[b]	193	1.26%	[a]	1.15%	[a]	0.32%	[a]
12/31/14[h]	7.95	0.04	0.73		0.77	(0.06)	(1.00)	(1.06)	7.66	10.03%	[b]	110	1.20%	[a]	1.15%	[a]	0.59%	[a]
Class R3
9/30/19	$8.34	$(0.03)	$(0.05	)aa	$(0.08)	$-	$(1.75)	$(1.75)	$6.51	3.54%		$2,794	1.52%		1.48%		(0.40%	)
9/30/18	7.27	(0.01)	1.67		1.66	(0.03)	(0.56)	(0.59)	8.34	24.08%		3,307	1.48%	[a]	1.40%		(0.15%	)
9/30/17	7.04	0.03	1.19		1.22	(0.05)	(0.94)	(0.99)	7.27	19.93%		2,301	1.54%		1.40%		0.39%
9/30/16	7.19	0.01	0.76		0.77	(0.06)	(0.86)	(0.92)	7.04	11.15%		1,343	1.52%		1.40%		0.20%
9/30/15[i]	7.38	(0.00)[d]	(0.16)		(0.16)	-	(0.03)	(0.03)	7.19	(2.18%	)[b]	100	1.51%	[a]	1.40%	[a]	(0.06%	)[a]
12/31/14	7.64	0.02	0.76		0.78	(0.04)	(1.00)	(1.04)	7.38	10.51%		3	1.49%		1.44%		0.24%

	Year ended September 30				Period ended September 30, 2015[b]	Year ended December 31, 2014
	2019	2018	2017	2016
Portfolio turnover rate	123%	47%	52%	49%	37%	59%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
e	Amount is less than 0.005%.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
aa

The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.

MASSMUTUAL SELECT BLUE CHIP GROWTH FUND

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],[j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/19	$23.37	$0.07	$0.59	$0.66	$(0.11)	$(1.19)	$(1.30)	$22.73	3.82%		$1,947,695	0.64%		N/A		0.34%
9/30/18	19.78	0.06	4.45	4.51	(0.11)	(0.81)	(0.92)	23.37	23.49%		1,799,107	0.64%		N/A		0.30%
9/30/17	16.66	0.07	3.81	3.88	(0.10)	(0.66)	(0.76)	19.78	24.41%		1,081,072	0.65%		N/A		0.38%
9/30/16	17.24	0.05	2.33	2.38	(0.10)	(2.86)	(2.96)	16.66	14.57%		511,543	0.66%		N/A		0.34%
9/30/15[i]	17.24	0.03	0.13	0.16	-	(0.16)	(0.16)	17.24	0.87%	[b]	317,029	0.67%	[a]	N/A		0.24%	[a]
12/31/14[h]	16.75	0.01	1.73	1.74	-	(1.25)	(1.25)	17.24	10.55%	[b]	268,755	0.66%	[a]	N/A		0.05%	[a]
Class R5
9/30/19	$23.32	$0.05	$0.59	$0.64	$(0.08)	$(1.19)	$(1.27)	$22.69	3.75%		$456,222	0.74%		N/A		0.24%
9/30/18	19.75	0.04	4.43	4.47	(0.09)	(0.81)	(0.90)	23.32	23.31%		503,294	0.74%		N/A		0.19%
9/30/17	16.63	0.05	3.81	3.86	(0.08)	(0.66)	(0.74)	19.75	24.33%		443,867	0.75%		N/A		0.28%
9/30/16	17.22	0.04	2.31	2.35	(0.08)	(2.86)	(2.94)	16.63	14.38%		367,547	0.76%		N/A		0.23%
9/30/15[i]	17.23	0.02	0.13	0.15	-	(0.16)	(0.16)	17.22	0.81%	[b]	491,897	0.77%	[a]	N/A		0.14%	[a]
12/31/14	16.94	(0.01)	1.55	1.54	-	(1.25)	(1.25)	17.23	9.25%		560,395	0.76%		0.76%	[n]	(0.05%	)
Service Class
9/30/19	$23.10	$0.03	$0.58	$0.61	$(0.05)	$(1.19)	$(1.24)	$22.47	3.61%		$114,021	0.84%		N/A		0.14%
9/30/18	19.57	0.02	4.39	4.41	(0.07)	(0.81)	(0.88)	23.10	23.21%		122,916	0.84%		N/A		0.09%
9/30/17	16.49	0.03	3.77	3.80	(0.06)	(0.66)	(0.72)	19.57	24.14%		133,658	0.85%		N/A		0.18%
9/30/16	17.09	0.02	2.31	2.33	(0.07)	(2.86)	(2.93)	16.49	14.37%		212,993	0.86%		N/A		0.14%
9/30/15[i]	17.12	0.01	0.12	0.13	-	(0.16)	(0.16)	17.09	0.70%	[b]	197,891	0.87%	[a]	N/A		0.04%	[a]
12/31/14	16.85	(0.02)	1.54	1.52	-	(1.25)	(1.25)	17.12	9.18%		158,076	0.85%		0.85%	[n]	(0.14%	)
Administrative Class
9/30/19	$22.78	$0.01	$0.57	$0.58	$(0.04)	$(1.19)	$(1.23)	$22.13	3.51%		$312,815	0.94%		N/A		0.04%
9/30/18	19.31	(0.00)[d]	4.33	4.33	(0.05)	(0.81)	(0.86)	22.78	23.08%		315,952	0.94%		N/A		(0.01%	)
9/30/17	16.28	0.01	3.73	3.74	(0.05)	(0.66)	(0.71)	19.31	24.05%		257,730	0.95%		N/A		0.08%
9/30/16	16.90	0.01	2.27	2.28	(0.04)	(2.86)	(2.90)	16.28	14.23%		232,088	0.96%		N/A		0.04%
9/30/15[i]	16.94	(0.01)	0.13	0.12	-	(0.16)	(0.16)	16.90	0.64%	[b]	226,193	0.97%	[a]	N/A		(0.05%	)[a]
12/31/14	16.71	(0.04)	1.52	1.48	-	(1.25)	(1.25)	16.94	9.01%		262,694	0.96%		0.96%	[n]	(0.26%	)
Class A
9/30/19	$21.82	$(0.04)	$0.54	$0.50	$-	$(1.19)	$(1.19)	$21.13	3.27%		$181,457	1.19%		N/A		(0.21%	)
9/30/18	18.53	(0.05)	4.15	4.10	-	(0.81)	(0.81)	21.82	22.76%		198,284	1.19%	[a]	N/A		(0.26%	)
9/30/17	15.65	(0.03)	3.58	3.55	(0.01)	(0.66)	(0.67)	18.53	23.73%		162,073	1.20%		N/A		(0.16%	)
9/30/16	16.35	(0.03)	2.20	2.17	(0.01)	(2.86)	(2.87)	15.65	13.93%		161,079	1.21%		N/A		(0.22%	)
9/30/15[i]	16.42	(0.04)	0.13	0.09	-	(0.16)	(0.16)	16.35	0.48%	[b]	150,749	1.22%	[a]	N/A		(0.30%	)[a]
12/31/14	16.27	(0.08)	1.48	1.40	-	(1.25)	(1.25)	16.42	8.77%		157,200	1.21%		1.20%		(0.50%	)
Class R4
9/30/19	$21.78	$(0.02)	$0.54	$0.52	$(0.02)	$(1.19)	$(1.21)	$21.09	3.38%		$106,445	1.09%		N/A		(0.11%	)
9/30/18	18.51	(0.03)	4.15	4.12	(0.04)	(0.81)	(0.85)	21.78	22.92%		107,811	1.09%		N/A		(0.16%	)
9/30/17	15.66	(0.01)	3.57	3.56	(0.05)	(0.66)	(0.71)	18.51	23.81%		67,035	1.10%		N/A		(0.07%	)
9/30/16	16.38	(0.02)	2.21	2.19	(0.05)	(2.86)	(2.91)	15.66	14.08%		44,451	1.11%		N/A		(0.11%	)
9/30/15[i]	16.44	(0.03)	0.13	0.10	-	(0.16)	(0.16)	16.38	0.54%	[b]	19,816	1.12%	[a]	N/A		(0.23%	)[a]
12/31/14[h]	16.08	(0.06)	1.67	1.61	-	(1.25)	(1.25)	16.44	10.18%	[b]	776	1.11%	[a]	N/A		(0.44%	)[a]
Class R3
9/30/19	$20.41	$(0.07)	$0.49	$0.42	$-	$(1.19)	$(1.19)	$19.64	3.10%		$61,141	1.34%		N/A		(0.36%	)
9/30/18	17.41	(0.08)	3.90	3.82	(0.01)	(0.81)	(0.82)	20.41	22.57%		60,560	1.34%		N/A		(0.41%	)
9/30/17	14.78	(0.05)	3.37	3.32	(0.03)	(0.66)	(0.69)	17.41	23.59%		40,705	1.35%		N/A		(0.32%	)
9/30/16	15.65	(0.05)	2.09	2.04	(0.05)	(2.86)	(2.91)	14.78	13.77%		22,853	1.36%		N/A		(0.36%	)
9/30/15[i]	15.75	(0.06)	0.12	0.06	-	(0.16)	(0.16)	15.65	0.38%	[b]	3,937	1.37%	[a]	N/A		(0.47%	)[a]
12/31/14	15.68	(0.11)	1.43	1.32	-	(1.25)	(1.25)	15.75	8.52%		900	1.39%		1.39%	[n]	(0.70%	)

	Year ended September 30				Period ended September 30, 2015[b]	Year ended December 31, 2014
	2019	2018	2017	2016
Portfolio turnover rate	25%	17%	27%	30%	48%	34%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
n	Expenses incurred during the period fell under the expense cap.

MASSMUTUAL SELECT GROWTH OPPORTUNITIES FUND

		Income (loss) from investment operations				Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments		Total income (loss) from investment operations	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/19	$13.19	$(0.03)	$(0.29	)aa	$(0.32)	$(2.66)	$(2.66)	$10.21	1.63%		$168,427	0.76%		N/A	(0.24%	)
9/30/18	11.97	(0.04)	2.81		2.77	(1.55)	(1.55)	13.19	25.79%		390,266	0.74%		N/A	(0.30%	)
9/30/17	10.82	(0.02)	1.95		1.93	(0.78)	(0.78)	11.97	19.63%		378,731	0.74%		N/A	(0.18%	)
9/30/16	10.98	(0.01)	1.07		1.06	(1.22)	(1.22)	10.82	9.61%		352,915	0.74%		N/A	(0.10%	)
9/30/15[i]	11.90	0.00 [d]	(0.64)		(0.64)	(0.28)	(0.28)	10.98	(5.48%	)[b]	352,117	0.74%	[a]	N/A	0.05%	[a]
12/31/14	11.43	0.01	1.20		1.21	(0.74)	(0.74)	11.90	10.75%		312,757	0.75%		0.72%	0.10%
Class R5
9/30/19	$13.04	$(0.04)	$(0.29	)aa	$(0.33)	$(2.66)	$(2.66)	$10.05	1.56%		$127,577	0.86%		N/A	(0.36%	)
9/30/18	11.87	(0.05)	2.77		2.72	(1.55)	(1.55)	13.04	25.58%		153,460	0.84%		N/A	(0.40%	)
9/30/17	10.74	(0.03)	1.94		1.91	(0.78)	(0.78)	11.87	19.59%		185,795	0.84%		N/A	(0.28%	)
9/30/16	10.92	(0.01)	1.05		1.04	(1.22)	(1.22)	10.74	9.47%		192,509	0.84%		N/A	(0.14%	)
9/30/15[i]	11.85	(0.00)[d]	(0.65)		(0.65)	(0.28)	(0.28)	10.92	(5.58%	)[b]	220,721	0.84%	[a]	N/A	(0.03%	)[a]
12/31/14	11.39	0.00 [d]	1.20		1.20	(0.74)	(0.74)	11.85	10.70%		272,981	0.87%		0.83%	0.04%
Service Class
9/30/19	$12.67	$(0.05)	$(0.30	)aa	$(0.35)	$(2.66)	$(2.66)	$9.66	1.40%		$73,129	0.96%		N/A	(0.47%	)
9/30/18	11.58	(0.06)	2.70		2.64	(1.55)	(1.55)	12.67	25.52%		68,041	0.94%		N/A	(0.50%	)
9/30/17	10.50	(0.04)	1.90		1.86	(0.78)	(0.78)	11.58	19.55%		74,058	0.94%		N/A	(0.38%	)
9/30/16	10.72	(0.03)	1.03		1.00	(1.22)	(1.22)	10.50	9.26%		149,667	0.94%		N/A	(0.31%	)
9/30/15[i]	11.64	(0.01)	(0.63)		(0.64)	(0.28)	(0.28)	10.72	(5.60%	)[b]	149,543	0.94%	[a]	N/A	(0.15%	)[a]
12/31/14	11.22	(0.01)	1.17		1.16	(0.74)	(0.74)	11.64	10.51%		158,891	0.96%		0.93%	(0.08%	)
Administrative Class
9/30/19	$12.19	$(0.05)	$(0.31	)aa	$(0.36)	$(2.66)	$(2.66)	$9.17	1.38%		$48,666	1.06%		N/A	(0.56%	)
9/30/18	11.21	(0.07)	2.60		2.53	(1.55)	(1.55)	12.19	25.36%		56,625	1.04%		N/A	(0.60%	)
9/30/17	10.21	(0.05)	1.83		1.78	(0.78)	(0.78)	11.21	19.31%		89,663	1.04%		N/A	(0.48%	)
9/30/16	10.46	(0.04)	1.01		0.97	(1.22)	(1.22)	10.21	9.21%		90,616	1.04%		N/A	(0.43%	)
9/30/15[i]	11.37	(0.02)	(0.61)		(0.63)	(0.28)	(0.28)	10.46	(5.64%	)[b]	107,017	1.04%	[a]	N/A	(0.26%	)[a]
12/31/14	10.98	(0.02)	1.15		1.13	(0.74)	(0.74)	11.37	10.46%		146,975	1.07%		1.04%	(0.19%	)
Class A
9/30/19	$11.30	$(0.07)	$(0.33	)aa	$(0.40)	$(2.66)	$(2.66)	$8.24	1.06%		$36,629	1.31%		N/A	(0.81%	)
9/30/18	10.52	(0.09)	2.42		2.33	(1.55)	(1.55)	11.30	25.08%		49,746	1.29%		N/A	(0.85%	)
9/30/17	9.65	(0.07)	1.72		1.65	(0.78)	(0.78)	10.52	19.07%		76,756	1.29%		N/A	(0.73%	)
9/30/16	9.97	(0.07)	0.97		0.90	(1.22)	(1.22)	9.65	8.93%		103,902	1.29%		N/A	(0.72%	)
9/30/15[i]	10.88	(0.04)	(0.59)		(0.63)	(0.28)	(0.28)	9.97	(5.90%	)[b]	140,896	1.29%	[a]	N/A	(0.49%	)[a]
12/31/14	10.56	(0.05)	1.11		1.06	(0.74)	(0.74)	10.88	10.21%		178,641	1.33%		1.29%	(0.44%	)
Class R4
9/30/19	$11.37	$(0.06)	$(0.33	)aa	$(0.39)	$(2.66)	$(2.66)	$8.32	1.17%		$9,775	1.21%		N/A	(0.71%	)
9/30/18	10.57	(0.08)	2.43		2.35	(1.55)	(1.55)	11.37	25.17%		16,920	1.19%		N/A	(0.75%	)
9/30/17	9.68	(0.06)	1.73		1.67	(0.78)	(0.78)	10.57	19.22%		9,200	1.19%		N/A	(0.63%	)
9/30/16	9.99	(0.05)	0.96		0.91	(1.22)	(1.22)	9.68	9.02%		6,861	1.19%		N/A	(0.58%	)
9/30/15[i]	10.88	(0.04)	(0.57)		(0.61)	(0.28)	(0.28)	9.99	(5.71%	)[b]	2,794	1.19%	[a]	N/A	(0.46%	)[a]
12/31/14[h]	10.57	(0.03)	1.08		1.05	(0.74)	(0.74)	10.88	10.11%	[b]	110	1.18%	[a]	N/A	(0.40%	)[a]
Class R3
9/30/19	$10.41	$(0.07)	$(0.35	)aa	$(0.42)	$(2.66)	$(2.66)	$7.33	0.95%		$925	1.46%		N/A	(0.97%	)
9/30/18	9.82	(0.10)	2.24		2.14	(1.55)	(1.55)	10.41	24.93%		976	1.44%		N/A	(1.00%	)
9/30/17	9.08	(0.08)	1.60		1.52	(0.78)	(0.78)	9.82	18.82%		1,035	1.44%		N/A	(0.88%	)
9/30/16	9.46	(0.07)	0.91		0.84	(1.22)	(1.22)	9.08	8.77%		859	1.44%		N/A	(0.81%	)
9/30/15[i]	10.34	(0.05)	(0.55)		(0.60)	(0.28)	(0.28)	9.46	(5.92%	)[b]	751	1.44%	[a]	N/A	(0.70%	)[a]
12/31/14	10.09	(0.07)	1.06		0.99	(0.74)	(0.74)	10.34	9.99%		127	1.45%		1.44%	(0.65%	)

	Year ended September 30				Period ended September 30, 2015[b]	Year ended December 31, 2014
	2019	2018	2017	2016
Portfolio turnover rate	33%	28%	19%	22%	28%	25%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
aa

The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.

MASSMUTUAL SELECT MID-CAP VALUE FUND

		Income (loss) from investment operations				Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments		Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/19	$14.05	$0.21	$(0.11	)aa	$0.10	$(0.16)	$(1.57)	$(1.73)	$12.42	2.92%		$93,413	1.00%		0.80%		1.73%
9/30/18	15.20	0.18	0.99		1.17	(0.21)	(2.11)	(2.32)	14.05	8.30%		91,004	0.98%		0.80%		1.28%
9/30/17	13.59	0.21	1.87		2.08	(0.21)	(0.26)	(0.47)	15.20	15.51%		81,793	0.92%		0.80%		1.46%
9/30/16	13.71	0.15	1.93		2.08	(0.20)	(2.00)	(2.20)	13.59	17.08%		106,786	0.94%		0.80%		1.19%
9/30/15[i]	15.25	0.11	(1.49)		(1.38)	-	(0.16)	(0.16)	13.71	(9.12%	)[b]	128,581	0.84%	[a]	0.80%	[a]	1.00%	[a]
12/31/14	14.68	0.21	0.77		0.98	(0.18)	(0.23)	(0.41)	15.25	6.75%		132,365	0.80%		0.79%		1.37%
Class R5
9/30/19	$14.15	$0.20	$(0.10	)aa	$0.10	$(0.13)	$(1.57)	$(1.70)	$12.55	2.78%		$1,332	1.10%		0.90%		1.68%
9/30/18	15.28	0.16	1.02		1.18	(0.20)	(2.11)	(2.31)	14.15	8.26%		949	1.08%		0.90%		1.10%
9/30/17	13.67	0.20	1.87		2.07	(0.20)	(0.26)	(0.46)	15.28	15.32%		7,290	1.02%		0.90%		1.34%
9/30/16	13.75	0.15	1.93		2.08	(0.16)	(2.00)	(2.16)	13.67	17.03%		7,072	1.04%		0.90%		1.12%
9/30/15[i]	15.32	0.09	(1.50)		(1.41)	-	(0.16)	(0.16)	13.75	(9.22%	)[b]	8,406	0.94%	[a]	0.90%	[a]	0.83%	[a]
12/31/14	14.71	0.12	0.85		0.97	(0.13)	(0.23)	(0.36)	15.32	6.59%		18,333	0.88%		0.88%	[k]	0.79%
Service Class
9/30/19	$14.09	$0.18	$(0.10	)aa	$0.08	$(0.14)	$(1.57)	$(1.71)	$12.46	2.73%		$215	1.20%		1.00%		1.53%
9/30/18	15.24	0.17	0.97		1.14	(0.18)	(2.11)	(2.29)	14.09	8.03%		255	1.18%		1.00%		1.14%
9/30/17	13.62	0.19	1.87		2.06	(0.18)	(0.26)	(0.44)	15.24	15.29%		1,998	1.12%		1.00%		1.29%
9/30/16	13.72	0.12	1.94		2.06	(0.16)	(2.00)	(2.16)	13.62	16.87%		2,158	1.14%		1.00%		0.95%
9/30/15[i]	15.29	0.08	(1.49)		(1.41)	-	(0.16)	(0.16)	13.72	(9.30%	)[b]	2,689	1.04%	[a]	1.00%	[a]	0.72%	[a]
12/31/14	14.71	0.15	0.81		0.96	(0.15)	(0.23)	(0.38)	15.29	6.57%		5,022	0.99%		0.99%	[k]	0.96%
Administrative Class
9/30/19	$14.32	$0.18	$(0.10	)aa	$0.08	$(0.12)	$(1.57)	$(1.69)	$12.71	2.62%		$889	1.30%		1.10%		1.44%
9/30/18	15.43	0.14	1.03		1.17	(0.17)	(2.11)	(2.28)	14.32	8.08%		888	1.28%		1.10%		0.97%
9/30/17	13.81	0.17	1.90		2.07	(0.19)	(0.26)	(0.45)	15.43	15.15%		811	1.22%		1.10%		1.14%
9/30/16	13.81	0.13	1.94		2.07	(0.07)	(2.00)	(2.07)	13.81	16.74%		656	1.24%		1.10%		0.97%
9/30/15[i]	15.40	0.06	(1.49)		(1.43)	-	(0.16)	(0.16)	13.81	(9.36%	)[b]	270	1.14%	[a]	1.10%	[a]	0.56%	[a]
12/31/14	14.81	0.10	0.84		0.94	(0.12)	(0.23)	(0.35)	15.40	6.39%		1,147	1.10%		1.10%	[k]	0.69%
Class A
9/30/19	$14.07	$0.14	$(0.09	)aa	$0.05	$(0.08)	$(1.57)	$(1.65)	$12.47	2.41%		$2,788	1.55%		1.35%		1.18%
9/30/18	15.21	0.10	1.00		1.10	(0.13)	(2.11)	(2.24)	14.07	7.73%		2,464	1.53%		1.35%		0.73%
9/30/17	13.61	0.13	1.87		2.00	(0.14)	(0.26)	(0.40)	15.21	14.83%		2,178	1.47%		1.35%		0.90%
9/30/16	13.67	0.08	1.93		2.01	(0.07)	(2.00)	(2.07)	13.61	16.46%		1,755	1.49%		1.35%		0.62%
9/30/15[i]	15.27	0.04	(1.48)		(1.44)	-	(0.16)	(0.16)	13.67	(9.51%	)[b]	2,287	1.39%	[a]	1.35%	[a]	0.36%	[a]
12/31/14	14.69	0.09	0.81		0.90	(0.09)	(0.23)	(0.32)	15.27	6.18%		5,759	1.35%		1.35%	[k]	0.58%
Class R4
9/30/19	$13.97	$0.16	$(0.11	)aa	$0.05	$(0.14)	$(1.57)	$(1.71)	$12.31	2.48%		$1,050	1.45%		1.25%		1.36%
9/30/18	15.11	0.13	0.99		1.12	(0.15)	(2.11)	(2.26)	13.97	7.89%		307	1.43%		1.25%		0.90%
9/30/17	13.54	0.14	1.85		1.99	(0.16)	(0.26)	(0.42)	15.11	14.90%		130	1.37%		1.25%		0.98%
9/30/16	13.65	0.10	1.92		2.02	(0.13)	(2.00)	(2.13)	13.54	16.62%		94	1.39%		1.25%		0.75%
9/30/15[i]	15.24	0.06	(1.49)		(1.43)	-	(0.16)	(0.16)	13.65	(9.46%	)[b]	93	1.29%	[a]	1.25%	[a]	0.54%	[a]
12/31/14[h]	15.01	0.09	0.50		0.59	(0.13)	(0.23)	(0.36)	15.24	3.98%	[b]	104	1.25%	[a]	1.25%	[a,n]	0.79%	[a]
Class R3
9/30/19	$13.90	$0.13	$(0.11	)aa	$0.02	$(0.07)	$(1.57)	$(1.64)	$12.28	2.19%		$503	1.70%		1.50%		1.06%
9/30/18	15.06	0.08	1.00		1.08	(0.13)	(2.11)	(2.24)	13.90	7.66%		383	1.68%		1.50%		0.57%
9/30/17	13.48	0.12	1.84		1.96	(0.12)	(0.26)	(0.38)	15.06	14.70%		333	1.62%		1.50%		0.80%
9/30/16	13.60	0.07	1.90		1.97	(0.09)	(2.00)	(2.09)	13.48	16.25%		102	1.64%		1.50%		0.52%
9/30/15[i]	15.21	0.03	(1.48)		(1.45)	-	(0.16)	(0.16)	13.60	(9.61%	)[b]	89	1.54%	[a]	1.50%	[a]	0.28%	[a]
12/31/14	14.64	0.06	0.81		0.87	(0.07)	(0.23)	(0.30)	15.21	5.99%		106	1.53%		1.53%	[k]	0.42%

	Year ended September 30				Period ended September 30, 2015[b]	Year ended December 31, 2014
	2019	2018	2017	2016
Portfolio turnover rate	54%	98%	88%	96%	105%	112%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
n	Expenses incurred during the period fell under the expense cap.
aa

The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.

MASSMUTUAL SELECT SMALL CAP VALUE EQUITY FUND

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/19	$18.11	$0.05	$(2.20)	$(2.15)	$(0.06)	$(4.73)	$(4.79)	$11.17	(8.20%	)	$47,894	0.97%		0.93%		0.44%
9/30/18	18.07	0.06	2.07	2.13	(0.09)	(2.00)	(2.09)	18.11	12.92%		51,328	0.89%		0.80%		0.32%
9/30/17	16.19	0.09	2.76	2.85	(0.08)	(0.89)	(0.97)	18.07	17.90%		113,321	0.86%		0.80%		0.55%
9/30/16	14.62	0.08	2.08	2.16	(0.09)	(0.50)	(0.59)	16.19	15.20%		122,745	0.87%		0.80%		0.55%
9/30/15[i]	15.76	0.07	(1.21)	(1.14)	(0.00)[d]	-	(0.00)[d]	14.62	(7.23%	)[b]	65,868	0.87%	[a]	0.80%	[a]	0.62%	[a]
12/31/14[h]	15.09	0.09	0.69	0.78	(0.11)	-	(0.11)	15.76	5.19%	[b]	60,528	0.83%	[a]	0.80%	[a]	0.80%	[a]
Class R5
9/30/19	$18.12	$0.04	$(2.20)	$(2.16)	$(0.04)	$(4.73)	$(4.77)	$11.19	(8.26%	)	$16,680	1.07%		1.01%		0.31%
9/30/18	18.08	0.04	2.08	2.12	(0.08)	(2.00)	(2.08)	18.12	12.80%		42,389	0.99%		0.90%		0.24%
9/30/17	16.20	0.08	2.75	2.83	(0.06)	(0.89)	(0.95)	18.08	17.76%		43,715	0.96%		0.90%		0.44%
9/30/16	14.62	0.06	2.09	2.15	(0.07)	(0.50)	(0.57)	16.20	15.15%		49,774	0.97%		0.90%		0.43%
9/30/15[i]	15.77	0.06	(1.21)	(1.15)	(0.00)[d]	-	(0.00)[d]	14.62	(7.29%	)[b]	93,458	0.97%	[a]	0.90%	[a]	0.52%	[a]
12/31/14	14.93	0.11	0.82	0.93	(0.09)	-	(0.09)	15.77	6.27%		97,987	0.90%		0.88%		0.73%
Service Class
9/30/19	$18.15	$0.03	$(2.20)	$(2.17)	$(0.01)	$(4.73)	$(4.74)	$11.24	(8.39%	)	$4,730	1.17%		1.12%		0.23%
9/30/18	18.11	0.02	2.08	2.10	(0.06)	(2.00)	(2.06)	18.15	12.66%		5,773	1.09%		1.00%		0.14%
9/30/17	16.22	0.06	2.77	2.83	(0.05)	(0.89)	(0.94)	18.11	17.71%		8,940	1.06%		1.00%		0.34%
9/30/16	14.66	0.06	2.07	2.13	(0.07)	(0.50)	(0.57)	16.22	14.97%		7,326	1.07%		1.00%		0.37%
9/30/15[i]	15.82	0.05	(1.21)	(1.16)	(0.00)[d]	-	(0.00)[d]	14.66	(7.33%	)[b]	3,272	1.07%	[a]	1.00%	[a]	0.46%	[a]
12/31/14	14.93	0.10	0.83	0.93	(0.04)	-	(0.04)	15.82	6.21%		1,472	1.00%		0.98%		0.66%
Administrative Class
9/30/19	$18.07	$0.02	$(2.19)	$(2.17)	$(0.01)	$(4.73)	$(4.74)	$11.16	(8.45%	)	$3,240	1.27%		1.22%		0.13%
9/30/18	18.00	(0.00)[d]	2.07	2.07	(0.00)[d]	(2.00)	(2.00)	18.07	12.57%		5,162	1.19%		1.10%		(0.01%	)
9/30/17	16.15	0.04	2.75	2.79	(0.05)	(0.89)	(0.94)	18.00	17.57%		8,977	1.16%		1.10%		0.26%
9/30/16	14.57	0.03	2.08	2.11	(0.03)	(0.50)	(0.53)	16.15	14.89%		4,908	1.17%		1.10%		0.22%
9/30/15[i]	15.74	0.04	(1.21)	(1.17)	(0.00)[d]	-	(0.00)[d]	14.57	(7.43%	)[b]	6,020	1.17%	[a]	1.10%	[a]	0.34%	[a]
12/31/14	14.90	0.08	0.82	0.90	(0.06)	-	(0.06)	15.74	6.05%		3,790	1.12%		1.10%		0.52%
Class A
9/30/19	$17.93	$(0.01)	$(2.18)	$(2.19)	$-	$(4.73)	$(4.73)	$11.01	(8.68%	)	$7,990	1.52%		1.47%		(0.11%	)[e]
9/30/18	17.92	(0.03)	2.04	2.01	(0.00)[d]	(2.00)	(2.00)	17.93	12.26%		11,623	1.44%		1.35%		(0.20%	)
9/30/17	16.08	0.00 [d]	2.73	2.73	(0.00)[d]	(0.89)	(0.89)	17.92	17.25%		10,493	1.41%		1.35%		0.01%
9/30/16	14.52	0.00 [d]	2.07	2.07	(0.01)	(0.50)	(0.51)	16.08	14.59%		8,850	1.42%		1.35%		0.00%	[e]
9/30/15[i]	15.71	0.01	(1.20)	(1.19)	(0.00)[d]	-	(0.00)[d]	14.52	(7.57%	)[b]	6,458	1.42%	[a]	1.35%	[a]	0.07%	[a]
12/31/14	14.87	0.04	0.82	0.86	(0.02)	-	(0.02)	15.71	5.82%		6,467	1.37%		1.35%		0.26%
Class R4
9/30/19	$17.83	$(0.00)[d]	$(2.17)	$(2.17)	$-	$(4.73)	$(4.73)	$10.93	(8.59%	)	$4,301	1.42%		1.38%		(0.00%	)[e]
9/30/18	17.85	(0.01)	2.03	2.02	(0.04)	(2.00)	(2.04)	17.83	12.37%		3,350	1.34%		1.25%		(0.08%	)
9/30/17	16.01	0.01	2.73	2.74	(0.01)	(0.89)	(0.90)	17.85	17.42%		2,491	1.31%		1.25%		0.07%
9/30/16	14.51	0.02	2.05	2.07	(0.07)	(0.50)	(0.57)	16.01	14.66%		1,748	1.32%		1.25%		0.12%
9/30/15[i]	15.69	0.02	(1.20)	(1.18)	(0.00)[d]	-	(0.00)[d]	14.51	(7.51%	)[b]	639	1.32%	[a]	1.25%	[a]	0.19%	[a]
12/31/14[h]	15.02	0.04	0.69	0.73	(0.06)	-	(0.06)	15.69	4.85%	[b]	105	1.28%	[a]	1.25%	[a]	0.35%	[a]
Class R3
9/30/19	$17.79	$(0.03)	$(2.17)	$(2.20)	$-	$(4.73)	$(4.73)	$10.86	(8.84%	)	$856	1.67%		1.61%		(0.27%	)
9/30/18	17.81	(0.06)	2.04	1.98	-	(2.00)	(2.00)	17.79	12.14%		1,544	1.59%		1.50%		(0.34%	)
9/30/17	16.00	(0.03)	2.73	2.70	-	(0.89)	(0.89)	17.81	17.14%		1,214	1.56%		1.50%		(0.18%	)
9/30/16	14.48	(0.02)	2.05	2.03	(0.01)	(0.50)	(0.51)	16.00	14.37%		440	1.57%		1.50%		(0.12%	)
9/30/15[i]	15.69	(0.01)	(1.20)	(1.21)	(0.00)[d]	-	(0.00)[d]	14.48	(7.70%	)[b]	123	1.57%	[a]	1.50%	[a]	(0.07%	)[a]
12/31/14[h]	15.02	0.01	0.69	0.70	(0.03)	-	(0.03)	15.69	4.66%	[b]	105	1.53%	[a]	1.50%	[a]	0.10%	[a]

	Year ended September 30				Period ended September 30, 2015[b]	Year ended December 31, 2014
	2019	2018	2017	2016
Portfolio turnover rate	30%	24%	21%	26%	18%	22%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
e	Amount is less than 0.005%.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

MASSMUTUAL SELECT SMALL COMPANY VALUE FUND

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],[j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/19	$12.04	$0.07	$(1.28)	$(1.21)	$(0.04)	$(1.57)	$(1.61)	$9.22	(8.59%	)	$95,423	0.98%		0.98%	[k]	0.73%
9/30/18	13.45	0.06	0.93	0.99	(0.09)	(2.31)	(2.40)	12.04	8.45%		103,334	0.95%		0.93%		0.47%
9/30/17	11.30	0.09	2.27	2.36	(0.13)	(0.08)	(0.21)	13.45	20.96%		112,070	0.95%		0.93%		0.72%
9/30/16	13.03	0.10	1.26	1.36	(0.09)	(3.00)	(3.09)	11.30	13.23%		125,482	0.94%		0.92%		0.96%
9/30/15[i]	14.38	0.04	(1.18)	(1.14)	-	(0.21)	(0.21)	13.03	(7.99%	)[b]	125,447	0.94%	[a]	0.92%	[a]	0.39%	[a]
12/31/14	16.37	0.08	0.47	0.55	(0.15)	(2.39)	(2.54)	14.38	4.10%		132,465	0.91%		0.89%		0.50%
Class R5
9/30/19	$12.10	$0.06	$(1.28)	$(1.22)	$(0.03)	$(1.57)	$(1.60)	$9.28	(8.67%	)	$78,145	1.08%		1.08%	[k]	0.64%
9/30/18	13.50	0.04	0.95	0.99	(0.08)	(2.31)	(2.39)	12.10	8.35%		74,247	1.05%		1.03%		0.37%
9/30/17	11.35	0.08	2.27	2.35	(0.12)	(0.08)	(0.20)	13.50	20.77%		84,951	1.05%		1.03%		0.63%
9/30/16	13.06	0.09	1.27	1.36	(0.07)	(3.00)	(3.07)	11.35	13.18%		106,993	1.04%		1.02%		0.85%
9/30/15[i]	14.43	0.03	(1.19)	(1.16)	-	(0.21)	(0.21)	13.06	(8.11%	)[b]	128,043	1.04%	[a]	1.02%	[a]	0.27%	[a]
12/31/14	16.41	0.06	0.47	0.53	(0.12)	(2.39)	(2.51)	14.43	4.01%		207,540	1.03%		1.01%		0.38%
Service Class
9/30/19	$12.03	$0.05	$(1.27)	$(1.22)	$(0.01)	$(1.57)	$(1.58)	$9.23	(8.70%	)	$6,847	1.18%		1.18%	[k]	0.52%
9/30/18	13.43	0.03	0.94	0.97	(0.06)	(2.31)	(2.37)	12.03	8.25%		8,664	1.15%		1.13%		0.27%
9/30/17	11.29	0.06	2.26	2.32	(0.10)	(0.08)	(0.18)	13.43	20.65%		12,810	1.15%		1.13%		0.50%
9/30/16	13.00	0.08	1.26	1.34	(0.05)	(3.00)	(3.05)	11.29	13.05%		15,783	1.14%		1.12%		0.77%
9/30/15[i]	14.38	0.02	(1.19)	(1.17)	-	(0.21)	(0.21)	13.00	(8.20%	)[b]	16,672	1.14%	[a]	1.12%	[a]	0.17%	[a]
12/31/14	16.36	0.05	0.47	0.52	(0.11)	(2.39)	(2.50)	14.38	3.92%		37,270	1.12%		1.09%		0.30%
Administrative Class
9/30/19	$11.80	$0.04	$(1.26)	$(1.22)	$(0.00)[d]	$(1.57)	$(1.57)	$9.01	(8.88%	)	$11,363	1.28%		1.28%	[k]	0.42%
9/30/18	13.22	0.02	0.92	0.94	(0.05)	(2.31)	(2.36)	11.80	8.14%		14,411	1.25%		1.23%		0.17%
9/30/17	11.12	0.05	2.23	2.28	(0.10)	(0.08)	(0.18)	13.22	20.53%		14,943	1.25%		1.23%		0.41%
9/30/16	12.85	0.07	1.24	1.31	(0.04)	(3.00)	(3.04)	11.12	12.95%		16,447	1.24%		1.22%		0.66%
9/30/15[i]	14.22	0.01	(1.17)	(1.16)	-	(0.21)	(0.21)	12.85	(8.23%	)[b]	18,220	1.24%	[a]	1.22%	[a]	0.08%	[a]
12/31/14	16.21	0.03	0.46	0.49	(0.09)	(2.39)	(2.48)	14.22	3.74%		24,796	1.23%		1.21%		0.16%
Class A
9/30/19	$11.40	$0.01	$(1.20)	$(1.19)	$-	$(1.57)	$(1.57)	$8.64	(9.03%	)	$16,723	1.53%		1.53%	[k]	0.17%
9/30/18	12.85	(0.01)	0.89	0.88	(0.02)	(2.31)	(2.33)	11.40	7.84%		21,061	1.50%		1.48%		(0.08%	)
9/30/17	10.80	0.02	2.17	2.19	(0.06)	(0.08)	(0.14)	12.85	20.31%		23,325	1.50%		1.48%		0.15%
9/30/16	12.56	0.04	1.20	1.24	(0.00)[d]	(3.00)	(3.00)	10.80	12.59%		26,790	1.49%		1.47%		0.40%
9/30/15[i]	13.93	(0.02)	(1.14)	(1.16)	-	(0.21)	(0.21)	12.56	(8.40%	)[b]	30,820	1.49%	[a]	1.47%	[a]	(0.17%	)[a]
12/31/14	15.92	(0.01)	0.45	0.44	(0.04)	(2.39)	(2.43)	13.93	3.51%		43,390	1.48%		1.46%		(0.08%	)
Class R4
9/30/19	$11.26	$0.02	$(1.19)	$(1.17)	$(0.00)[d]	$(1.57)	$(1.57)	$8.52	(8.96%	)	$541	1.43%		1.43%	[k]	0.27%
9/30/18	12.73	0.00 [d]	0.88	0.88	(0.04)	(2.31)	(2.35)	11.26	7.95%		663	1.40%		1.38%		0.02%
9/30/17	10.74	0.03	2.15	2.18	(0.11)	(0.08)	(0.19)	12.73	20.33%		525	1.40%		1.38%		0.28%
9/30/16	12.52	0.05	1.21	1.26	(0.04)	(3.00)	(3.04)	10.74	12.80%		184	1.39%		1.37%		0.51%
9/30/15[i]	13.88	(0.01)	(1.14)	(1.15)	-	(0.21)	(0.21)	12.52	(8.36%	)[b]	92	1.39%	[a]	1.37%	[a]	(0.06%	)[a]
12/31/14[h]	16.27	(0.01)	0.11	0.10	(0.10)	(2.39)	(2.49)	13.88	1.34%	[b]	101	1.35%	[a]	N/A		(0.05%	)[a]
Class R3
9/30/19	$10.57	$0.00 [d]	$(1.14)	$(1.14)	$-	$(1.57)	$(1.57)	$7.86	(9.30%	)	$422	1.68%		1.68%	[k]	0.04%
9/30/18	12.09	(0.02)	0.83	0.81	(0.02)	(2.31)	(2.33)	10.57	7.76%		418	1.65%		1.63%		(0.19%	)
9/30/17	10.19	(0.00)[d]	2.05	2.05	(0.07)	(0.08)	(0.15)	12.09	20.14%		180	1.65%		1.63%		(0.03%	)
9/30/16	12.03	0.03	1.13	1.16	-	(3.00)	(3.00)	10.19	12.42%		84	1.64%		1.62%		0.28%
9/30/15[i]	13.36	(0.03)	(1.09)	(1.12)	-	(0.21)	(0.21)	12.03	(8.46%	)[b]	57	1.64%	[a]	1.62%	[a]	(0.33%	)[a]
12/31/14	15.37	(0.04)	0.44	0.40	(0.02)	(2.39)	(2.41)	13.36	3.34%		80	1.67%		1.65%		(0.27%	)

	Year ended September 30				Period ended September 30, 2015[b]	Year ended December 31, 2014
	2019	2018	2017	2016
Portfolio turnover rate	146%	65%	57%	60%	86%	38%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

MM S&P MID CAP INDEX FUND

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/19	$15.27	$0.20	$(0.75)	$(0.55)	$(0.22)	$(0.74)	$(0.96)	$13.76	(2.62%	)	$81,697	0.18%		0.18%	[n]	1.48%
9/30/18	14.31	0.21	1.72	1.93	(0.17)	(0.80)	(0.97)	15.27	14.06%		64,388	0.16%		0.16%	[n]	1.43%
9/30/17	13.56	0.17	2.02	2.19	(0.22)	(1.22)	(1.44)	14.31	17.06%		48,408	0.18%		0.18%	[n]	1.22%
9/30/16	12.44	0.19	1.61	1.80	(0.16)	(0.52)	(0.68)	13.56	15.15%		73,807	0.20%		0.20%	[n]	1.49%
9/30/15[i]	13.11	0.13	(0.75)	(0.62)	-	(0.05)	(0.05)	12.44	(4.77%	)[b]	137,654	0.22%	[a]	0.20%	[a]	1.26%	[a]
12/31/14	12.47	0.17	1.00	1.17	(0.15)	(0.38)	(0.53)	13.11	9.55%		144,235	0.20%		0.19%		1.35%
Class R5
9/30/19	$15.22	$0.19	$(0.76)	$(0.57)	$(0.20)	$(0.74)	$(0.94)	$13.71	(2.77%	)	$32,207	0.28%		0.28%	[n]	1.41%
9/30/18	14.26	0.19	1.73	1.92	(0.16)	(0.80)	(0.96)	15.22	13.99%		22,023	0.26%		0.26%	[n]	1.31%
9/30/17	13.52	0.15	2.02	2.17	(0.21)	(1.22)	(1.43)	14.26	16.94%		25,668	0.28%		0.28%	[n]	1.13%
9/30/16	12.41	0.18	1.60	1.78	(0.15)	(0.52)	(0.67)	13.52	15.01%		21,499	0.30%		0.30%	[n]	1.44%
9/30/15[i]	13.09	0.12	(0.75)	(0.63)	-	(0.05)	(0.05)	12.41	(4.86%	)[b]	11,433	0.32%	[a]	0.30%	[a]	1.18%	[a]
12/31/14	12.46	0.15	0.99	1.14	(0.13)	(0.38)	(0.51)	13.09	9.38%		5,628	0.30%		0.29%		1.20%
Service Class
9/30/19	$15.14	$0.16	$(0.74)	$(0.58)	$(0.18)	$(0.74)	$(0.92)	$13.64	(2.87%	)	$21,397	0.43%		0.43%	[n]	1.22%
9/30/18	14.19	0.17	1.72	1.89	(0.14)	(0.80)	(0.94)	15.14	13.82%		27,225	0.41%		0.41%	[n]	1.18%
9/30/17	13.46	0.13	2.01	2.14	(0.19)	(1.22)	(1.41)	14.19	16.78%		25,968	0.43%		0.43%	[n]	0.99%
9/30/16	12.36	0.16	1.59	1.75	(0.13)	(0.52)	(0.65)	13.46	14.77%		23,328	0.45%		0.45%	[n]	1.26%
9/30/15[i]	13.05	0.10	(0.74)	(0.64)	-	(0.05)	(0.05)	12.36	(4.95%	)[b]	16,533	0.47%	[a]	0.45%	[a]	1.02%	[a]
12/31/14	12.43	0.15	0.98	1.13	(0.13)	(0.38)	(0.51)	13.05	9.31%		12,480	0.45%		0.44%		1.16%
Administrative Class
9/30/19	$15.13	$0.15	$(0.75)	$(0.60)	$(0.16)	$(0.74)	$(0.90)	$13.63	(3.00%	)	$54,062	0.53%		0.53%	[n]	1.12%
9/30/18	14.19	0.16	1.70	1.86	(0.12)	(0.80)	(0.92)	15.13	13.64%		66,044	0.51%		0.51%	[n]	1.07%
9/30/17	13.45	0.12	2.01	2.13	(0.17)	(1.22)	(1.39)	14.19	16.73%		60,979	0.53%		0.53%	[n]	0.90%
9/30/16	12.35	0.15	1.59	1.74	(0.12)	(0.52)	(0.64)	13.45	14.69%		62,951	0.55%		0.55%	[n]	1.17%
9/30/15[i]	13.05	0.09	(0.74)	(0.65)	-	(0.05)	(0.05)	12.35	(5.03%	)[b]	50,069	0.57%	[a]	0.55%	[a]	0.92%	[a]
12/31/14	12.43	0.13	0.98	1.11	(0.11)	(0.38)	(0.49)	13.05	9.15%		42,628	0.55%		0.54%		1.02%
Class A
9/30/19	$15.09	$0.12	$(0.74)	$(0.62)	$(0.13)	$(0.74)	$(0.87)	$13.60	(3.24%	)	$36,013	0.78%		0.78%	[n]	0.88%
9/30/18	14.14	0.12	1.71	1.83	(0.08)	(0.80)	(0.88)	15.09	13.42%		36,885	0.76%		0.76%	[n]	0.83%
9/30/17	13.42	0.09	1.99	2.08	(0.14)	(1.22)	(1.36)	14.14	16.34%		33,142	0.78%		0.78%	[n]	0.65%
9/30/16	12.32	0.11	1.61	1.72	(0.10)	(0.52)	(0.62)	13.42	14.49%		42,316	0.80%		0.80%	[n]	0.91%
9/30/15[i]	13.04	0.07	(0.74)	(0.67)	-	(0.05)	(0.05)	12.32	(5.18%	)[b]	32,378	0.82%	[a]	0.80%	[a]	0.67%	[a]
12/31/14	12.43	0.10	0.97	1.07	(0.08)	(0.38)	(0.46)	13.04	8.83%		28,715	0.81%		0.80%		0.76%
Class R4
9/30/19	$15.02	$0.13	$(0.74)	$(0.61)	$(0.14)	$(0.74)	$(0.88)	$13.53	(3.13%	)	$109,915	0.68%		0.68%	[n]	0.97%
9/30/18	14.10	0.13	1.70	1.83	(0.11)	(0.80)	(0.91)	15.02	13.51%		137,402	0.66%		0.66%	[n]	0.92%
9/30/17	13.39	0.10	2.00	2.10	(0.17)	(1.22)	(1.39)	14.10	16.52%		130,620	0.68%		0.68%	[n]	0.76%
9/30/16	12.32	0.13	1.59	1.72	(0.13)	(0.52)	(0.65)	13.39	14.56%		36,917	0.70%		0.70%	[n]	1.04%
9/30/15[i]	13.04	0.09	(0.76)	(0.67)	-	(0.05)	(0.05)	12.32	(5.18%	)[b]	14,014	0.72%	[a]	0.70%	[a]	0.86%	[a]
12/31/14[h]	12.77	0.09	0.66	0.75	(0.10)	(0.38)	(0.48)	13.04	6.04%	[b]	132	0.69%	[a]	0.69%	[a,n]	0.89%	[a]
Class R3
9/30/19	$14.94	$0.10	$(0.74)	$(0.64)	$(0.10)	$(0.74)	$(0.84)	$13.46	(3.38%	)	$127,756	0.93%		0.93%	[n]	0.72%
9/30/18	14.04	0.10	1.69	1.79	(0.09)	(0.80)	(0.89)	14.94	13.20%		153,657	0.91%		0.91%	[n]	0.67%
9/30/17	13.35	0.07	1.98	2.05	(0.14)	(1.22)	(1.36)	14.04	16.22%		144,122	0.93%		0.93%	[n]	0.51%
9/30/16	12.31	0.10	1.58	1.68	(0.12)	(0.52)	(0.64)	13.35	14.25%		33,905	0.95%		0.95%	[n]	0.81%
9/30/15[i]	13.04	0.06	(0.74)	(0.68)	-	(0.05)	(0.05)	12.31	(5.26%	)[b]	8,746	0.97%	[a]	0.95%	[a]	0.61%	[a]
12/31/14[h]	12.77	0.06	0.66	0.72	(0.07)	(0.38)	(0.45)	13.04	5.84%	[b]	142	0.95%	[a]	0.95%	[a,n]	0.60%	[a]

	Year ended September 30				Period ended September 30, 2015[b]	Year ended December 31, 2014
	2019	2018	2017	2016
Portfolio turnover rate	15%	13%	33%	48%	18%	12%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
n	Expenses incurred during the period fell under the expense cap.

MM RUSSELL 2000 SMALL CAP INDEX FUND

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/19	$14.72	$0.17	$(1.60)	$(1.43)	$(0.15)	$(0.82)	$(0.97)	$12.32	(8.94%	)	$74,592	0.21%		0.20%		1.34%
9/30/18	14.16	0.17	1.81	1.98	(0.18)	(1.24)	(1.42)	14.72	15.17%		68,359	0.20%		0.20%	[n]	1.24%
9/30/17	12.57	0.17	2.34	2.51	(0.19)	(0.73)	(0.92)	14.16	20.64%		49,853	0.22%		0.20%		1.28%
9/30/16	11.28	0.17	1.54	1.71	(0.14)	(0.28)	(0.42)	12.57	15.62%		127,660	0.21%		0.20%		1.48%
9/30/15[i]	12.24	0.13	(1.08)	(0.95)	-	(0.01)	(0.01)	11.28	(7.79%	)[b]	185,516	0.29%	[a]	0.20%	[a]	1.40%	[a]
12/31/14	13.20	0.17	0.40	0.57	(0.16)	(1.37)	(1.53)	12.24	4.94%		97,737	0.27%		0.20%		1.33%
Class R5
9/30/19	$14.71	$0.15	$(1.60)	$(1.45)	$(0.13)	$(0.82)	$(0.95)	$12.31	(9.06%	)	$15,613	0.31%		0.30%		1.23%
9/30/18	14.15	0.16	1.81	1.97	(0.17)	(1.24)	(1.41)	14.71	15.07%		22,393	0.30%		0.30%	[n]	1.13%
9/30/17	12.56	0.15	2.35	2.50	(0.18)	(0.73)	(0.91)	14.15	20.57%		16,566	0.32%		0.30%		1.18%
9/30/16	11.28	0.16	1.53	1.69	(0.13)	(0.28)	(0.41)	12.56	15.42%		15,287	0.31%		0.30%		1.40%
9/30/15[i]	12.24	0.12	(1.07)	(0.95)	-	(0.01)	(0.01)	11.28	(7.79%	)[b]	7,948	0.39%	[a]	0.30%	[a]	1.27%	[a]
12/31/14	13.19	0.15	0.40	0.55	(0.13)	(1.37)	(1.50)	12.24	4.80%		4,343	0.38%		0.30%		1.16%
Service Class
9/30/19	$14.58	$0.13	$(1.58)	$(1.45)	$(0.10)	$(0.82)	$(0.92)	$12.21	(9.15%	)	$9,013	0.46%		0.45%		1.06%
9/30/18	14.04	0.14	1.78	1.92	(0.14)	(1.24)	(1.38)	14.58	14.86%		19,285	0.45%		0.45%	[n]	0.98%
9/30/17	12.48	0.13	2.32	2.45	(0.16)	(0.73)	(0.89)	14.04	20.33%		19,390	0.47%		0.45%		1.03%
9/30/16	11.21	0.14	1.52	1.66	(0.11)	(0.28)	(0.39)	12.48	15.23%		13,347	0.46%		0.45%		1.22%
9/30/15[i]	12.17	0.10	(1.05)	(0.95)	-	(0.01)	(0.01)	11.21	(7.84%	)[b]	8,110	0.54%	[a]	0.45%	[a]	1.09%	[a]
12/31/14	13.16	0.15	0.37	0.52	(0.14)	(1.37)	(1.51)	12.17	4.55%		6,499	0.52%		0.45%		1.14%
Administrative Class
9/30/19	$14.61	$0.12	$(1.58)	$(1.46)	$(0.10)	$(0.82)	$(0.92)	$12.23	(9.27%	)	$50,106	0.56%		0.55%		0.99%
9/30/18	14.06	0.12	1.80	1.92	(0.13)	(1.24)	(1.37)	14.61	14.80%		53,624	0.55%		0.55%	[n]	0.87%
9/30/17	12.50	0.12	2.32	2.44	(0.15)	(0.73)	(0.88)	14.06	20.16%		52,240	0.57%		0.55%		0.93%
9/30/16	11.23	0.13	1.52	1.65	(0.10)	(0.28)	(0.38)	12.50	15.11%		44,061	0.56%		0.55%		1.14%
9/30/15[i]	12.20	0.09	(1.05)	(0.96)	-	(0.01)	(0.01)	11.23	(7.90%	)[b]	30,993	0.64%	[a]	0.55%	[a]	1.00%	[a]
12/31/14	13.18	0.13	0.39	0.52	(0.13)	(1.37)	(1.50)	12.20	4.52%		25,705	0.62%		0.55%		1.02%
Class A
9/30/19	$14.51	$0.09	$(1.56)	$(1.47)	$(0.07)	$(0.82)	$(0.89)	$12.15	(9.45%	)	$23,469	0.81%		0.80%		0.74%
9/30/18	13.97	0.09	1.79	1.88	(0.10)	(1.24)	(1.34)	14.51	14.52%		29,287	0.80%		0.80%	[n]	0.63%
9/30/17	12.43	0.09	2.30	2.39	(0.12)	(0.73)	(0.85)	13.97	19.85%		23,317	0.82%		0.80%		0.68%
9/30/16	11.16	0.10	1.52	1.62	(0.07)	(0.28)	(0.35)	12.43	14.91%		19,806	0.81%		0.80%		0.89%
9/30/15[i]	12.16	0.07	(1.06)	(0.99)	-	(0.01)	(0.01)	11.16	(8.18%	)[b]	14,478	0.89%	[a]	0.80%	[a]	0.73%	[a]
12/31/14	13.15	0.10	0.38	0.48	(0.10)	(1.37)	(1.47)	12.16	4.24%		15,338	0.88%		0.81%		0.76%
Class R4
9/30/19	$14.46	$0.10	$(1.56)	$(1.46)	$(0.08)	$(0.82)	$(0.90)	$12.10	(9.38%	)	$60,168	0.71%		0.70%		0.84%
9/30/18	13.94	0.10	1.78	1.88	(0.12)	(1.24)	(1.36)	14.46	14.60%		74,670	0.70%		0.70%	[n]	0.73%
9/30/17	12.40	0.10	2.31	2.41	(0.14)	(0.73)	(0.87)	13.94	20.08%		63,118	0.72%		0.70%		0.76%
9/30/16	11.17	0.11	1.51	1.62	(0.11)	(0.28)	(0.39)	12.40	14.93%		29,129	0.71%		0.70%		1.00%
9/30/15[i]	12.16	0.09	(1.07)	(0.98)	-	(0.01)	(0.01)	11.17	(8.09%	)[b]	9,367	0.79%	[a]	0.70%	[a]	0.96%	[a]
12/31/14[h]	13.27	0.08	0.30	0.38	(0.12)	(1.37)	(1.49)	12.16	3.42%	[b]	151	0.76%	[a]	0.70%	[a]	0.88%	[a]
Class R3
9/30/19	$14.38	$0.07	$(1.56)	$(1.49)	$(0.04)	$(0.82)	$(0.86)	$12.03	(9.63%	)	$55,627	0.96%		0.95%		0.59%
9/30/18	13.87	0.07	1.77	1.84	(0.09)	(1.24)	(1.33)	14.38	14.38%		70,230	0.95%		0.95%	[n]	0.48%
9/30/17	12.36	0.07	2.29	2.36	(0.12)	(0.73)	(0.85)	13.87	19.73%		57,433	0.97%		0.95%		0.51%
9/30/16	11.16	0.09	1.49	1.58	(0.10)	(0.28)	(0.38)	12.36	14.60%		22,081	0.96%		0.95%		0.75%
9/30/15[i]	12.16	0.07	(1.06)	(0.99)	-	(0.01)	(0.01)	11.16	(8.18%	)[b]	5,873	1.04%	[a]	0.95%	[a]	0.71%	[a]
12/31/14[h]	13.27	0.06	0.29	0.35	(0.09)	(1.37)	(1.46)	12.16	3.20%	[b]	138	1.01%	[a]	0.95%	[a]	0.61%	[a]

	Year ended September 30				Period ended September 30, 2015[b]	Year ended December 31, 2014
	2019	2018	2017	2016
Portfolio turnover rate	16%	20%	38%	37%	13%	33%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
n	Expenses incurred during the period fell under the expense cap.

MASSMUTUAL SELECT MID CAP GROWTH FUND

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/19	$24.10	$0.03	$1.14	$1.17	$(0.01)	$(1.92)	$(1.93)	$23.34	6.66%		$5,925,776	0.71%		N/A	0.15%
9/30/18	21.92	0.01	3.59	3.60	-	(1.42)	(1.42)	24.10	17.21%		5,436,930	0.71%		N/A	0.06%
9/30/17	19.16	(0.00)[d]	3.64	3.64	(0.03)	(0.85)	(0.88)	21.92	19.83%		3,055,936	0.72%		N/A	(0.00%	)[e]
9/30/16	18.74	0.01	1.91	1.92	-	(1.50)	(1.50)	19.16	10.74%		1,668,899	0.73%		N/A	0.07%
9/30/15[i]	18.65	(0.01)	0.24	0.23	-	(0.14)	(0.14)	18.74	1.22%	[b]	816,703	0.75%	[a]	N/A	(0.08%	)[a]
12/31/14	18.42	(0.02)	2.33	2.31	-	(2.08)	(2.08)	18.65	13.00%		441,065	0.77%		0.74%	(0.11%	)
Class R5
9/30/19	$23.87	$0.01	$1.12	$1.13	$-	$(1.92)	$(1.92)	$23.08	6.54%		$1,533,487	0.81%		N/A	0.05%
9/30/18	21.75	(0.01)	3.55	3.54	-	(1.42)	(1.42)	23.87	17.06%		1,517,553	0.81%		N/A	(0.04%	)
9/30/17	19.01	(0.02)	3.62	3.60	(0.01)	(0.85)	(0.86)	21.75	19.76%		1,167,243	0.82%		N/A	(0.11%	)
9/30/16	18.63	(0.00)[d]	1.88	1.88	-	(1.50)	(1.50)	19.01	10.58%		826,289	0.83%		N/A	(0.03%	)
9/30/15[i]	18.56	(0.03)	0.24	0.21	-	(0.14)	(0.14)	18.63	1.12%	[b]	641,170	0.85%	[a]	N/A	(0.18%	)[a]
12/31/14	18.36	(0.04)	2.32	2.28	-	(2.08)	(2.08)	18.56	12.88%		668,005	0.87%		0.85%	(0.22%	)
Service Class
9/30/19	$23.31	$(0.01)	$1.09	$1.08	$-	$(1.92)	$(1.92)	$22.47	6.48%		$373,475	0.91%		N/A	(0.05%	)
9/30/18	21.30	(0.03)	3.46	3.43	-	(1.42)	(1.42)	23.31	16.90%		405,725	0.91%		N/A	(0.14%	)
9/30/17	18.64	(0.04)	3.55	3.51	-	(0.85)	(0.85)	21.30	19.65%		252,898	0.92%		N/A	(0.20%	)
9/30/16	18.30	(0.02)	1.86	1.84	-	(1.50)	(1.50)	18.64	10.55%		234,465	0.93%		N/A	(0.13%	)
9/30/15[i]	18.25	(0.04)	0.23	0.19	-	(0.14)	(0.14)	18.30	1.03%	[b]	238,436	0.95%	[a]	N/A	(0.28%	)[a]
12/31/14	18.10	(0.06)	2.29	2.23	-	(2.08)	(2.08)	18.25	12.79%		243,292	0.97%		0.95%	(0.31%	)
Administrative Class
9/30/19	$22.32	$(0.03)	$1.01	$0.98	$-	$(1.92)	$(1.92)	$21.38	6.31%		$290,024	1.01%		N/A	(0.15%	)
9/30/18	20.46	(0.05)	3.33	3.28	-	(1.42)	(1.42)	22.32	16.85%		337,284	1.01%		N/A	(0.25%	)
9/30/17	17.96	(0.06)	3.41	3.35	-	(0.85)	(0.85)	20.46	19.49%		339,090	1.02%		N/A	(0.30%	)
9/30/16	17.71	(0.04)	1.79	1.75	-	(1.50)	(1.50)	17.96	10.38%		340,187	1.03%		N/A	(0.23%	)
9/30/15[i]	17.68	(0.05)	0.22	0.17	-	(0.14)	(0.14)	17.71	0.95%	[b]	364,801	1.05%	[a]	N/A	(0.38%	)[a]
12/31/14	17.61	(0.08)	2.23	2.15	-	(2.08)	(2.08)	17.68	12.70%		364,385	1.09%		1.06%	(0.43%	)
Class A
9/30/19	$20.67	$(0.07)	$0.90	$0.83	$-	$(1.92)	$(1.92)	$19.58	6.06%		$226,723	1.26%		N/A	(0.40%	)
9/30/18	19.10	(0.10)	3.09	2.99	-	(1.42)	(1.42)	20.67	16.52%		272,769	1.26%		N/A	(0.50%	)
9/30/17	16.86	(0.10)	3.19	3.09	-	(0.85)	(0.85)	19.10	19.21%		274,719	1.27%		N/A	(0.55%	)
9/30/16	16.75	(0.08)	1.69	1.61	-	(1.50)	(1.50)	16.86	10.12%		297,498	1.28%		N/A	(0.48%	)
9/30/15[i]	16.76	(0.08)	0.21	0.13	-	(0.14)	(0.14)	16.75	0.76%	[b]	306,259	1.30%	[a]	N/A	(0.63%	)[a]
12/31/14	16.84	(0.12)	2.12	2.00	-	(2.08)	(2.08)	16.76	12.38%		322,121	1.34%		1.31%	(0.68%	)
Class R4
9/30/19	$20.80	$(0.06)	$0.92	$0.86	$-	$(1.92)	$(1.92)	$19.74	6.18%		$222,247	1.16%		N/A	(0.29%	)
9/30/18	19.19	(0.08)	3.11	3.03	-	(1.42)	(1.42)	20.80	16.65%		229,517	1.16%		N/A	(0.39%	)
9/30/17	16.92	(0.08)	3.20	3.12	-	(0.85)	(0.85)	19.19	19.33%		125,717	1.17%		N/A	(0.46%	)
9/30/16	16.79	(0.06)	1.69	1.63	-	(1.50)	(1.50)	16.92	10.22%		54,177	1.18%		N/A	(0.39%	)
9/30/15[i]	16.78	(0.07)	0.22	0.15	-	(0.14)	(0.14)	16.79	0.88%	[b]	11,441	1.20%	[a]	N/A	(0.53%	)[a]
12/31/14[h]	17.37	(0.07)	1.56	1.49	-	(2.08)	(2.08)	16.78	9.07%	[b]	2,860	1.20%	[a]	N/A	(0.50%	)[a]
Class R3
9/30/19	$19.14	$(0.09)	$0.80	$0.71	$-	$(1.92)	$(1.92)	$17.93	5.91%		$32,770	1.41%		N/A	(0.54%	)
9/30/18	17.81	(0.12)	2.87	2.75	-	(1.42)	(1.42)	19.14	16.36%		35,471	1.41%		N/A	(0.64%	)
9/30/17	15.80	(0.11)	2.97	2.86	-	(0.85)	(0.85)	17.81	19.04%		27,527	1.42%		N/A	(0.70%	)
9/30/16	15.81	(0.10)	1.59	1.49	-	(1.50)	(1.50)	15.80	9.95%		14,056	1.43%		N/A	(0.63%	)
9/30/15[i]	15.84	(0.10)	0.21	0.11	-	(0.14)	(0.14)	15.81	0.68%	[b]	4,788	1.45%	[a]	N/A	(0.78%	)[a]
12/31/14	16.05	(0.14)	2.01	1.87	-	(2.08)	(2.08)	15.84	12.18%		2,445	1.51%		1.49%	(0.86%	)

	Year ended September 30				Period ended September 30, 2015[b]	Year ended December 31, 2014
	2019	2018	2017	2016
Portfolio turnover rate	37%	34%	36%	36%	31%	33%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
e	Amount is less than 0.005%.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

MASSMUTUAL SELECT SMALL CAP GROWTH EQUITY FUND

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net realized gains	Tax return of capital	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/19	$19.08	$(0.01)	$(1.04)	$(1.05)	$(2.73)	$-	$(2.73)	$15.30	(2.31%	)	$269,356	0.86%		N/A	(0.05%	)
9/30/18	15.74	(0.03)	4.24	4.21	(0.87)	-	(0.87)	19.08	27.96%		385,194	0.85%		N/A	(0.15%	)
9/30/17	13.05	(0.01)	2.70	2.69	-	-	-	15.74	20.61%		306,490	0.86%		N/A	(0.05%	)
9/30/16	15.17	(0.00)[d]	1.05	1.05	(3.17)	(0.00)[d]	(3.17)	13.05	8.25%		276,267	0.87%		N/A	(0.03%	)
9/30/15[i]	16.37	(0.01)	(0.95)	(0.96)	(0.24)	-	(0.24)	15.17	(5.92%	)[b]	237,215	0.85%	[a]	N/A	(0.08%	)[a]
12/31/14	19.02	(0.03)	1.03	1.00	(3.65)	-	(3.65)	16.37	6.16%		523,725	0.85%		0.84%	(0.19%	)
Class R5
9/30/19	$18.85	$(0.02)	$(1.04)	$(1.06)	$(2.73)	$-	$(2.73)	$15.06	(2.40%	)	$128,280	0.96%		N/A	(0.14%	)
9/30/18	15.57	(0.04)	4.19	4.15	(0.87)	-	(0.87)	18.85	27.87%		142,284	0.95%		N/A	(0.25%	)
9/30/17	12.93	(0.02)	2.66	2.64	-	-	-	15.57	20.42%		119,338	0.96%		N/A	(0.15%	)
9/30/16	15.07	(0.02)	1.05	1.03	(3.17)	(0.00)[d]	(3.17)	12.93	8.16%		119,577	0.97%		N/A	(0.15%	)
9/30/15[i]	16.28	(0.02)	(0.95)	(0.97)	(0.24)	-	(0.24)	15.07	(6.07%	)[b]	168,987	0.95%	[a]	N/A	(0.18%	)[a]
12/31/14	18.94	(0.06)	1.05	0.99	(3.65)	-	(3.65)	16.28	6.14%		212,669	0.97%		0.94%	(0.30%	)
Service Class
9/30/19	$17.89	$(0.03)	$(1.01)	$(1.04)	$(2.73)	$-	$(2.73)	$14.12	(2.43%	)	$34,404	1.06%		N/A	(0.23%	)
9/30/18	14.84	(0.06)	3.98	3.92	(0.87)	-	(0.87)	17.89	27.69%		33,978	1.05%		N/A	(0.34%	)
9/30/17	12.33	(0.03)	2.54	2.51	-	-	-	14.84	20.36%		34,017	1.06%		N/A	(0.25%	)
9/30/16	14.53	(0.03)	1.00	0.97	(3.17)	(0.00)[d]	(3.17)	12.33	8.02%		36,718	1.07%		N/A	(0.23%	)
9/30/15[i]	15.71	(0.03)	(0.91)	(0.94)	(0.24)	-	(0.24)	14.53	(6.10%	)[b]	36,194	1.05%	[a]	N/A	(0.28%	)[a]
12/31/14	18.43	(0.07)	1.00	0.93	(3.65)	-	(3.65)	15.71	5.98%		39,757	1.08%		1.05%	(0.41%	)
Administrative Class
9/30/19	$16.87	$(0.04)	$(1.00)	$(1.04)	$(2.73)	$-	$(2.73)	$13.10	(2.60%	)	$28,372	1.16%		N/A	(0.34%	)
9/30/18	14.05	(0.07)	3.76	3.69	(0.87)	-	(0.87)	16.87	27.60%		35,642	1.15%		N/A	(0.45%	)
9/30/17	11.69	(0.04)	2.40	2.36	-	-	-	14.05	20.19%		30,295	1.16%		N/A	(0.35%	)
9/30/16	13.95	(0.04)	0.95	0.91	(3.17)	(0.00)[d]	(3.17)	11.69	7.92%		29,335	1.17%		N/A	(0.34%	)
9/30/15[i]	15.10	(0.04)	(0.87)	(0.91)	(0.24)	-	(0.24)	13.95	(6.15%	)[b]	33,350	1.15%	[a]	N/A	(0.38%	)[a]
12/31/14	17.87	(0.09)	0.97	0.88	(3.65)	-	(3.65)	15.10	5.88%		30,069	1.18%		1.16%	(0.52%	)
Class A
9/30/19	$15.14	$(0.07)	$(0.96)	$(1.03)	$(2.73)	$-	$(2.73)	$11.38	(2.87%	)	$33,997	1.41%		N/A	(0.59%	)
9/30/18	12.72	(0.09)	3.38	3.29	(0.87)	-	(0.87)	15.14	27.33%		43,682	1.40%		N/A	(0.70%	)
9/30/17	10.61	(0.07)	2.18	2.11	-	-	-	12.72	19.89%		35,240	1.41%		N/A	(0.60%	)
9/30/16	12.97	(0.06)	0.87	0.81	(3.17)	(0.00)[d]	(3.17)	10.61	7.70%		40,045	1.42%		N/A	(0.59%	)
9/30/15[i]	14.09	(0.07)	(0.81)	(0.88)	(0.24)	-	(0.24)	12.97	(6.31%	)[b]	46,014	1.40%	[a]	N/A	(0.63%	)[a]
12/31/14	16.96	(0.13)	0.91	0.78	(3.65)	-	(3.65)	14.09	5.60%		56,296	1.43%		1.41%	(0.77%	)
Class R4
9/30/19	$15.23	$(0.06)	$(0.96)	$(1.02)	$(2.73)	$-	$(2.73)	$11.48	(2.76%	)	$12,843	1.31%		N/A	(0.49%	)
9/30/18	12.78	(0.08)	3.40	3.32	(0.87)	-	(0.87)	15.23	27.44%		13,972	1.30%		N/A	(0.60%	)
9/30/17	10.65	(0.06)	2.19	2.13	-	-	-	12.78	20.00%		5,081	1.31%		N/A	(0.50%	)
9/30/16	13.00	(0.05)	0.87	0.82	(3.17)	(0.00)[d]	(3.17)	10.65	7.78%		1,781	1.32%		N/A	(0.45%	)
9/30/15[i]	14.10	(0.06)	(0.80)	(0.86)	(0.24)	-	(0.24)	13.00	(6.23%	)[b]	438	1.30%	[a]	N/A	(0.54%	)[a]
12/31/14[h]	17.12	(0.08)	0.71	0.63	(3.65)	-	(3.65)	14.10	4.67%	[b]	105	1.29%	[a]	N/A	(0.62%	)[a]
Class R3
9/30/19	$13.51	$(0.07)	$(0.92)	$(0.99)	$(2.73)	$-	$(2.73)	$9.79	(2.94%	)	$2,728	1.56%		N/A	(0.73%	)
9/30/18	11.46	(0.10)	3.02	2.92	(0.87)	-	(0.87)	13.51	27.10%		2,622	1.55%		N/A	(0.85%	)
9/30/17	9.57	(0.08)	1.97	1.89	-	-	-	11.46	19.75%		2,199	1.56%		N/A	(0.75%	)
9/30/16	12.02	(0.06)	0.78	0.72	(3.17)	(0.00)[d]	(3.17)	9.57	7.52%		1,254	1.57%		N/A	(0.69%	)
9/30/15[i]	13.09	(0.08)	(0.75)	(0.83)	(0.24)	-	(0.24)	12.02	(6.41%	)[b]	315	1.55%	[a]	N/A	(0.80%	)[a]
12/31/14	16.04	(0.16)	0.86	0.70	(3.65)	-	(3.65)	13.09	5.35%		104	1.66%		1.63%	(1.02%	)

	Year ended September 30				Period ended September 30, 2015[b]	Year ended December 31, 2014
	2019	2018	2017	2016
Portfolio turnover rate	71%	85%	86%	85%	82%	76%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

MM MSCI EAFE INTERNATIONAL INDEX FUND

		Income (loss) from investment operations			Less distributions to shareholders							Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000)‘s	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/19	$13.12	$0.39	$(0.61)	$(0.22)	$(0.34)	$(0.22)	$(0.56)	$12.34	(1.15%	)	$56,770	0.23%		0.23%	[n]	3.20%
9/30/18	13.40	0.38	(0.05)	0.33	(0.43)	(0.18)	(0.61)	13.12	2.49%		46,834	0.32%		0.25%		2.82%
9/30/17	12.10	0.32	1.80	2.12	(0.61)	(0.21)	(0.82)	13.40	18.96%		39,255	0.31%		0.25%		2.72%
9/30/16	11.68	0.34	0.38	0.72	(0.27)	(0.03)	(0.30)	12.10	6.26%		93,913	0.24%		0.24%	[n]	2.89%
9/30/15[i]	12.20	0.31	(0.83)	(0.52)	-	-	-	11.68	(4.26%	)[b]	278,051	0.29%	[a]	0.25%	[a]	3.22%	[a]
12/31/14	13.51	0.46	(1.23)	(0.77)	(0.40)	(0.14)	(0.54)	12.20	(5.64%	)	213,384	0.26%		0.25%		3.38%
Class R5
9/30/19	$13.11	$0.36	$(0.60)	$(0.24)	$(0.32)	$(0.22)	$(0.54)	$12.33	(1.26%	)	$22,402	0.33%		0.33%	[n]	3.00%
9/30/18	13.39	0.36	(0.04)	0.32	(0.42)	(0.18)	(0.60)	13.11	2.38%		12,947	0.42%		0.35%		2.69%
9/30/17	12.09	0.26	1.85	2.11	(0.60)	(0.21)	(0.81)	13.39	18.87%		13,724	0.41%		0.35%		2.13%
9/30/16	11.68	0.34	0.36	0.70	(0.26)	(0.03)	(0.29)	12.09	6.11%		32,195	0.34%		0.34%	[n]	2.96%
9/30/15[i]	12.21	0.32	(0.85)	(0.53)	-	-	-	11.68	(4.34%	)[b]	16,010	0.39%	[a]	0.35%	[a]	3.36%	[a]
12/31/14	13.50	0.59	(1.37)	(0.78)	(0.37)	(0.14)	(0.51)	12.21	(5.68%	)	4,052	0.36%		0.34%		4.35%
Service Class
9/30/19	$13.05	$0.32	$(0.56)	$(0.24)	$(0.31)	$(0.22)	$(0.53)	$12.28	(1.31%	)	$3,340	0.48%		0.48%	[n]	2.66%
9/30/18	13.33	0.31	(0.01)	0.30	(0.40)	(0.18)	(0.58)	13.05	2.26%		27,218	0.57%		0.50%		2.31%
9/30/17	12.05	0.32	1.75	2.07	(0.58)	(0.21)	(0.79)	13.33	18.58%		25,208	0.56%		0.50%		2.62%
9/30/16	11.64	0.32	0.36	0.68	(0.24)	(0.03)	(0.27)	12.05	5.94%		16,897	0.49%		0.49%	[n]	2.79%
9/30/15[i]	12.17	0.29	(0.82)	(0.53)	-	-	-	11.64	(4.35%	)[b]	14,896	0.54%	[a]	0.50%	[a]	3.00%	[a]
12/31/14	13.49	0.35	(1.15)	(0.80)	(0.38)	(0.14)	(0.52)	12.17	(5.88%	)	5,988	0.50%		0.50%	[k]	2.61%
Administrative Class
9/30/19	$13.03	$0.33	$(0.59)	$(0.26)	$(0.29)	$(0.22)	$(0.51)	$12.26	(1.49%	)	$40,745	0.58%		0.58%	[n]	2.78%
9/30/18	13.31	0.31	(0.03)	0.28	(0.38)	(0.18)	(0.56)	13.03	2.15%		38,753	0.67%		0.60%		2.31%
9/30/17	12.03	0.29	1.77	2.06	(0.57)	(0.21)	(0.78)	13.31	18.48%		43,896	0.66%		0.60%		2.39%
9/30/16	11.62	0.32	0.35	0.67	(0.23)	(0.03)	(0.26)	12.03	5.87%		39,646	0.59%		0.59%	[n]	2.72%
9/30/15[i]	12.17	0.28	(0.83)	(0.55)	-	-	-	11.62	(4.52%	)[b]	33,128	0.64%	[a]	0.60%	[a]	2.93%	[a]
12/31/14	13.49	0.32	(1.13)	(0.81)	(0.37)	(0.14)	(0.51)	12.17	(5.90%	)	22,634	0.60%		0.60%	[k]	2.43%
Class A
9/30/19	$12.98	$0.31	$(0.59)	$(0.28)	$(0.26)	$(0.22)	$(0.48)	$12.22	(1.66%	)	$23,948	0.83%		0.83%	[n]	2.59%
9/30/18	13.27	0.28	(0.03)	0.25	(0.36)	(0.18)	(0.54)	12.98	1.87%		22,344	0.92%		0.85%		2.15%
9/30/17	12.00	0.26	1.76	2.02	(0.54)	(0.21)	(0.75)	13.27	18.16%		18,255	0.91%		0.85%		2.17%
9/30/16	11.59	0.27	0.38	0.65	(0.21)	(0.03)	(0.24)	12.00	5.63%		13,495	0.84%		0.84%	[n]	2.35%
9/30/15[i]	12.16	0.25	(0.82)	(0.57)	-	-	-	11.59	(4.69%	)[b]	12,681	0.89%	[a]	0.85%	[a]	2.65%	[a]
12/31/14	13.47	0.34	(1.18)	(0.84)	(0.33)	(0.14)	(0.47)	12.16	(6.20%	)	7,253	0.86%		0.86%	[k]	2.56%
Class R4
9/30/19	$12.92	$0.31	$(0.58)	$(0.27)	$(0.27)	$(0.22)	$(0.49)	$12.16	(1.56%	)	$41,622	0.73%		0.73%	[n]	2.65%
9/30/18	13.21	0.30	(0.04)	0.26	(0.37)	(0.18)	(0.55)	12.92	1.95%		48,486	0.82%		0.75%		2.25%
9/30/17	11.96	0.29	1.74	2.03	(0.57)	(0.21)	(0.78)	13.21	18.31%		45,031	0.81%		0.75%		2.39%
9/30/16	11.59	0.32	0.33	0.65	(0.25)	(0.03)	(0.28)	11.96	5.66%		25,933	0.74%		0.74%	[n]	2.74%
9/30/15[i]	12.15	0.19	(0.75)	(0.56)	-	-	-	11.59	(4.69%	)[b]	6,697	0.79%	[a]	0.75%	[a]	2.03%	[a]
12/31/14[h]	13.53	0.22	(1.11)	(0.89)	(0.35)	(0.14)	(0.49)	12.15	(6.48%	)[b]	141	0.75%	[a]	0.75%	[a,k]	2.22%	[a]
Class R3
9/30/19	$12.87	$0.28	$(0.58)	$(0.30)	$(0.24)	$(0.22)	$(0.46)	$12.11	(1.86%	)	$40,853	0.98%		0.98%	[n]	2.39%
9/30/18	13.17	0.26	(0.04)	0.22	(0.34)	(0.18)	(0.52)	12.87	1.69%		45,563	1.07%		1.00%		2.01%
9/30/17	11.93	0.25	1.75	2.00	(0.55)	(0.21)	(0.76)	13.17	18.05%		40,921	1.06%		1.00%		2.06%
9/30/16	11.58	0.28	0.34	0.62	(0.24)	(0.03)	(0.27)	11.93	5.44%		24,798	0.99%		0.99%	[n]	2.46%
9/30/15[i]	12.16	0.22	(0.80)	(0.58)	-	-	-	11.58	(4.69%	)[b]	5,031	1.04%	[a]	1.00%	[a]	2.32%	[a]
12/31/14[h]	13.53	0.21	(1.12)	(0.91)	(0.32)	(0.14)	(0.46)	12.16	(6.73%	)[b]	97	1.00%	[a]	1.00%	[a,k]	2.09%	[a]

	Year ended September 30				Period ended September 30, 2015[b]	Year ended December 31, 2014
	2019	2018	2017	2016
Portfolio turnover rate	7%	15%	35%	26%	6%	28%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
n	Expenses incurred during the period fell under the expense cap.

MASSMUTUAL SELECT OVERSEAS FUND

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/19	$9.42	$0.20	$(0.34)	$(0.14)	$(0.15)	$(0.78)	$(0.93)	$8.35	0.01%		$348,467	0.87%		N/A	2.42%
9/30/18	9.61	0.16	(0.16)	0.00 [d]	(0.19)	-	(0.19)	9.42	(0.02%	)	362,074	0.92%		N/A	1.68%
9/30/17	7.88	0.15	1.76	1.91	(0.18)	-	(0.18)	9.61	24.71%		318,534	0.93%		N/A	1.70%
9/30/16	7.68	0.14	0.19	0.33	(0.13)	-	(0.13)	7.88	4.28%		328,518	0.92%		N/A	1.88%
9/30/15[i]	8.29	0.13	(0.53)	(0.40)	(0.21)	-	(0.21)	7.68	(5.00%	)[b]	290,692	0.93%	[a]	N/A	1.95%	[a]
12/31/14	9.05	0.20	(0.75)	(0.55)	(0.21)	-	(0.21)	8.29	(6.25%	)	305,063	0.97%		0.90%	2.22%
Class R5
9/30/19	$9.45	$0.19	$(0.34)	$(0.15)	$(0.14)	$(0.78)	$(0.92)	$8.38	(0.14%	)	$122,168	0.97%		N/A	2.34%
9/30/18	9.64	0.15	(0.16)	(0.01)	(0.18)	-	(0.18)	9.45	(0.11%	)	134,803	1.02%		N/A	1.54%
9/30/17	7.90	0.13	1.78	1.91	(0.17)	-	(0.17)	9.64	24.64%		154,039	1.03%		N/A	1.52%
9/30/16	7.70	0.13	0.19	0.32	(0.12)	-	(0.12)	7.90	4.15%		138,668	1.02%		N/A	1.71%
9/30/15[i]	8.31	0.12	(0.54)	(0.42)	(0.19)	-	(0.19)	7.70	(5.13%	)[b]	161,529	1.03%	[a]	N/A	1.85%	[a]
12/31/14	9.06	0.19	(0.76)	(0.57)	(0.18)	-	(0.18)	8.31	(6.40%	)	164,096	1.13%		1.05%	2.18%
Service Class
9/30/19	$9.39	$0.18	$(0.33)	$(0.15)	$(0.13)	$(0.78)	$(0.91)	$8.33	(0.15%	)	$36,489	1.07%		N/A	2.27%
9/30/18	9.58	0.14	(0.16)	(0.02)	(0.17)	-	(0.17)	9.39	(0.22%	)	39,149	1.12%		N/A	1.45%
9/30/17	7.86	0.11	1.77	1.88	(0.16)	-	(0.16)	9.58	24.39%		45,240	1.13%		N/A	1.26%
9/30/16	7.66	0.12	0.19	0.31	(0.11)	-	(0.11)	7.86	4.07%		69,873	1.12%		N/A	1.63%
9/30/15[i]	8.26	0.11	(0.52)	(0.41)	(0.19)	-	(0.19)	7.66	(5.10%	)[b]	77,184	1.13%	[a]	N/A	1.74%	[a]
12/31/14	9.01	0.17	(0.75)	(0.58)	(0.17)	-	(0.17)	8.26	(6.52%	)	76,131	1.21%		1.13%	1.95%
Administrative Class
9/30/19	$9.46	$0.17	$(0.33)	$(0.16)	$(0.12)	$(0.78)	$(0.90)	$8.40	(0.32%	)	$21,563	1.17%		N/A	2.03%
9/30/18	9.65	0.13	(0.16)	(0.03)	(0.16)	-	(0.16)	9.46	(0.33%	)	31,199	1.22%		N/A	1.31%
9/30/17	7.92	0.12	1.76	1.88	(0.15)	-	(0.15)	9.65	24.22%		40,543	1.23%		N/A	1.40%
9/30/16	7.72	0.12	0.18	0.30	(0.10)	-	(0.10)	7.92	3.93%		37,189	1.22%		N/A	1.54%
9/30/15[i]	8.32	0.11	(0.52)	(0.41)	(0.19)	-	(0.19)	7.72	(5.08%	)[b]	35,607	1.23%	[a]	N/A	1.70%	[a]
12/31/14	9.09	0.17	(0.76)	(0.59)	(0.18)	-	(0.18)	8.32	(6.59%	)	29,655	1.29%		1.22%	1.90%
Class A
9/30/19	$9.25	$0.15	$(0.32)	$(0.17)	$(0.09)	$(0.78)	$(0.87)	$8.21	(0.48%	)	$29,537	1.42%		N/A	1.86%
9/30/18	9.44	0.11	(0.16)	(0.05)	(0.14)	-	(0.14)	9.25	(0.60%	)	41,179	1.47%		N/A	1.11%
9/30/17	7.75	0.09	1.73	1.82	(0.13)	-	(0.13)	9.44	23.89%		49,218	1.48%		N/A	1.09%
9/30/16	7.55	0.10	0.18	0.28	(0.08)	-	(0.08)	7.75	3.73%		58,816	1.47%		N/A	1.31%
9/30/15[i]	8.14	0.09	(0.52)	(0.43)	(0.16)	-	(0.16)	7.55	(5.39%	)[b]	58,523	1.48%	[a]	N/A	1.40%	[a]
12/31/14	8.89	0.15	(0.75)	(0.60)	(0.15)	-	(0.15)	8.14	(6.80%	)	60,890	1.55%		1.47%	1.72%
Class R4
9/30/19	$9.10	$0.17	$(0.34)	$(0.17)	$(0.12)	$(0.78)	$(0.90)	$8.03	(0.51%	)	$14,876	1.32%		N/A	2.14%
9/30/18	9.30	0.12	(0.16)	(0.04)	(0.16)	-	(0.16)	9.10	(0.48%	)	12,903	1.37%		N/A	1.23%
9/30/17	7.64	0.10	1.70	1.80	(0.14)	-	(0.14)	9.30	24.05%		7,779	1.38%		N/A	1.26%
9/30/16	7.47	0.12	0.16	0.28	(0.11)	-	(0.11)	7.64	3.79%		6,660	1.37%		N/A	1.57%
9/30/15[i]	8.09	0.08	(0.49)	(0.41)	(0.21)	-	(0.21)	7.47	(5.24%	)[b]	3,422	1.38%	[a]	N/A	1.28%	[a]
12/31/14[h]	8.80	0.11	(0.61)	(0.50)	(0.21)	-	(0.21)	8.09	(5.81%	)[b]	94	1.37%	[a]	N/A	1.63%	[a]
Class R3
9/30/19	$9.17	$0.15	$(0.34)	$(0.19)	$(0.09)	$(0.78)	$(0.87)	$8.11	(0.72%	)	$3,382	1.57%		N/A	1.86%
9/30/18	9.37	0.10	(0.17)	(0.07)	(0.13)	-	(0.13)	9.17	(0.75%	)	3,947	1.62%		N/A	1.08%
9/30/17	7.70	0.08	1.72	1.80	(0.13)	-	(0.13)	9.37	23.73%		3,267	1.63%		N/A	1.00%
9/30/16	7.52	0.09	0.18	0.27	(0.09)	-	(0.09)	7.70	3.63%		1,918	1.62%		N/A	1.25%
9/30/15[i]	8.15	0.10	(0.55)	(0.45)	(0.18)	-	(0.18)	7.52	(5.60%	)[b]	1,257	1.63%	[a]	N/A	1.51%	[a]
12/31/14	8.76	0.17	(0.78)	(0.61)	-	-	-	8.15	(6.96%	)	182	1.82%		1.69%	2.02%

	Year ended September 30				Period ended September 30, 2015[b]	Year ended December 31, 2014
	2019	2018	2017	2016
Portfolio turnover rate	27%	46%	29%	38%	39%	42%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

MASSMUTUAL SELECT T. ROWE PRICE INTERNATIONAL EQUITY FUND

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000)’s	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/19	$9.70	$0.26	$(0.39)	$(0.13)	$(0.14)	$-	$(0.14)	$9.43	(1.17%	)	$1,135,941	0.79%		0.67%		2.80%
9/30/18[g]	10.00	0.19	(0.49)	(0.30)	-	-	-	9.70	(3.00%	)[b]	809,616	0.89%	[a]	0.67%	[a]	3.03%	[a]

	Year ended September 30, 2019	Period ended September 30, 2018[b]
Portfolio turnover rate	26%	24%[q]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period February 9, 2018 (commencement of operations) through September 30, 2018.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
q	Portfolio turnover excludes securities received from subscriptions in-kind. Securities received from subscriptions in-kind had no impact on portfolio turnover.

Index Descriptions
The Bloomberg Barclays U.S. Aggregate Bond Index measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS). It rolls up into other Bloomberg Barclay’s flagship indexes, such as the multi-currency Global Aggregate Index and the U.S. Universal Index, which includes high yield and emerging markets debt. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.
The Custom Global Allocation Index comprises the S&P 500, FTSE World ex U.S., ICE BofAML Current 5-Year U.S. Treasury, and FTSE Non-U.S. Dollar World Government Bond Indexes. The weightings of each index are 36%, 24%, 24%, and 16%, respectively. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.
The FTSE Non-U.S. Dollar World Government Bond Index measures the performance of fixed-rate, local currency, investment-grade sovereign bonds of all WGBI countries except the United States and is stated in U.S. dollar terms. It is a subset of the FTSE World Government Bond Index (WGBI). The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.
The FTSE World Index measures the performance of the large- and mid-capitalization universe for Developed and Advanced Emerging market segments. It is part of the FTSE Global Equity Index Series. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.
The FTSE World ex U.S. Index is an unmanaged, market-capitalization-weighted index representing the performance of the large and mid cap stocks from the Developed and Advanced Emerging segments of the FTSE Global Equity Index Series excluding the United States. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.
The FTSE World Government Bond Index measures the performance of fixed-rate, local currency, investment-grade sovereign bonds. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.
The ICE BofAML Current 5-Year U.S. Treasury Index is an unmanaged index designed to track the total return of the current coupon five-year U.S. Treasury bond. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.
The MSCI All Country World Index (ACWI) ex USA measures the performance of the large- and mid-cap segments of the particular regions, excluding U.S. equity securities, including developed and emerging markets. It is free float-adjusted market-capitalization weighted. The Index does not reflect any deduction for fees or expenses and cannot be purchased directly by investors.
The MSCI EAFE Index measures the performance of the large- and mid-cap segments of developed markets, excluding the U.S. and Canada equity securities. It is free float-adjusted market-capitalization weighted. The Index does not reflect any deduction for fees or expenses and cannot be purchased directly by investors.
The Russell 1000 Index measures the performance of the large-cap segment of U.S. equity securities. It is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.
The Russell 1000 Growth Index measures the performance of the large-cap growth segment of U.S. equity securities. It includes the Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. It is market-capitalization weighted. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.
The Russell 1000 Value Index measures the performance of the large-cap value segment of U.S. equity securities. It includes the Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values. It is market-capitalization weighted. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.
− 176 −

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.
The Russell 2000 Growth Index measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. It is market-capitalization weighted. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.
The Russell 2000 Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. It is market-capitalization weighted. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.
The Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. It is market-capitalization weighted. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.
The Russell Midcap Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. It is market-capitalization weighted. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.
The S&P 500 Index measures the performance of 500 widely held stocks in the U.S. equity market. Standard and Poor’s chooses member companies for the index based on market size, liquidity, and industry group representation. Included are the stocks of industrial, financial, utility, and transportation companies. Since mid-1989, this composition has been more flexible and the number of issues in each sector has varied. It is market capitalization-weighted. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.
The S&P MidCap 400 Index measures the performance of mid-sized U.S. companies, reflecting the distinctive risk and return characteristics of this market segment. It comprises stocks in the middle capitalization range, covering approximately 7% of the U.S. equity market. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.
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MassMutual Select Funds
100 Bright Meadow Blvd.
Enfield, Connecticut 06082-1981
Learning More About the Funds
You can learn more about the Funds by reading the Funds’ Annual and Semiannual Reports and the SAI. You may obtain free copies of this information from the Funds or from the SEC using one or more of the methods set forth below. In the Annual and Semiannual Reports, you will find a discussion of market conditions and investment strategies that significantly affected each Fund’s performance during the period covered by the Report and a listing of each Fund’s portfolio securities as of the end of such period. The SAI provides additional information about the Funds and will provide you with more detail regarding the organization and operation of the Funds, including their investment strategies. The SAI is incorporated by reference into this Prospectus and is therefore legally considered a part of this Prospectus.
How to Obtain Information
From MassMutual Select Funds: You may request information about the Funds free of charge (including the Annual/Semiannual Reports and the SAI) or make shareholder inquiries by calling 1-888-309-3539 or by writing MassMutual Select Funds, c/o Massachusetts Mutual Life Insurance Company, 100 Bright Meadow Blvd., Enfield, Connecticut 06082-1981, Attention: MassMutual U.S. Product and Marketing. You may also obtain copies of the Annual/Semiannual Reports and the SAI free of charge at http://www.massmutual.com/funds.
From the SEC: Information about the Funds (including the Annual/Semiannual Reports and the SAI) is available on the SEC’s EDGAR database on its Internet site at http://www.sec.gov. You can also get copies of this information, upon payment of a copying fee, by electronic request at publicinfo@sec.gov.
When obtaining information about the Funds from the SEC, you may find it useful to reference the
Funds’ SEC file number: 811-8274.

MASSMUTUAL SELECT FUNDS
100 BRIGHT MEADOW BLVD.
ENFIELD, CONNECTICUT 06082-1981
STATEMENT OF ADDITIONAL INFORMATION
THIS STATEMENT OF ADDITIONAL INFORMATION (“SAI”) IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS OF MASSMUTUAL SELECT FUNDS (THE “TRUST”) DATED FEBRUARY 1, 2020, AS AMENDED FROM TIME TO TIME (THE “PROSPECTUS”). THIS SAI INCORPORATES HEREIN THE FINANCIAL STATEMENTS OF THE FUNDS BY REFERENCE TO THE TRUST’S ANNUAL REPORTS AS OF SEPTEMBER 30, 2019 (THE “ANNUAL REPORTS”). TO OBTAIN A PROSPECTUS OR AN ANNUAL REPORT, CALL TOLL-FREE 1-888-309-3539, OR WRITE THE TRUST AT THE ABOVE ADDRESS.
This SAI relates to the following Funds:
Fund Name	Class I	Class R5	Service Class	Administrative Class	Class A	Class R4	Class R3
MassMutual Select Total Return Bond Fund	MSPZX	MSPSX	MSPHX	MSPLX	MPTRX	MSPGX	MSPNX
MassMutual Select Strategic Bond Fund	MSBZX	MBSSX	MBSYX	MSBLX	MSBAX	MSBRX	MSBNX
MassMutual Select BlackRock Global Allocation Fund	MGJIX	MGSSX	MGSYX	MGSLX	MGJAX	MGJFX	MGJRX
MassMutual Select Diversified Value Fund	MDDIX	MDVSX	MDVYX	MDDLX	MDDAX	MDDRX	MDVNX
MassMutual Select Fundamental Value Fund	MFUZX	MVUSX	MFUYX	MFULX	MFUAX	MFUFX	MFUNX
MM S&P 500® Index Fund	MMIZX	MIEZX	MMIEX	MIEYX	MMFFX	MIEAX	MMINX
MassMutual Select Equity Opportunities Fund	MFVZX	MFVSX	MMFYX	MMFVX	MFVAX	MFVFX	MFVNX
MassMutual Select Fundamental Growth Fund	MOTZX	MOTCX	MOTYX	MOTLX	MOTAX	MFGFX	MOTNX
MassMutual Select Blue Chip Growth Fund	MBCZX	MBCSX	MBCYX	MBCLX	MBCGX	MBGFX	MBCNX
MassMutual Select Growth Opportunities Fund	MMAZX	MGRSX	MAGYX	MAGLX	MMAAX	MMGFX	MMANX
MassMutual Select Mid-Cap Value Fund	MLUZX	MLUSX	MLUYX	MLULX	MLUAX	MLUFX	MLUNX
MassMutual Select Small Cap Value Equity Fund	MMQIX	MMQSX	MMQYX	MMQLX	MMQAX	MMQFX	MMQTX
MassMutual Select Small Company Value Fund	MSVZX	MSVSX	MMVYX	MMYLX	MMYAX	MMVFX	MSVNX
MM S&P® Mid Cap Index Fund	MDKZX	MDKIX	MDKSX	MDKYX	MDKAX	MDKFX	MDKTX
MM Russell 2000® Small Cap Index Fund	MCJZX	MCJIX	MCJSX	MCJYX	MCJAX	MCJFX	MCJTX
MassMutual Select Mid Cap Growth Fund	MEFZX	MGRFX	MEFYX	MMELX	MEFAX	MEFFX	MEFNX
MassMutual Select Small Cap Growth Equity Fund	MSGZX	MSGSX	MSCYX	MSGLX	MMGEX	MSERX	MSGNX
MM MSCI EAFE® International Index Fund	MKRZX	MKRIX	MKRSX	MKRYX	MKRAX	MKRFX	MKRTX
MassMutual Select Overseas Fund	MOSZX	MOSSX	MOSYX	MOSLX	MOSAX	MOSFX	MOSNX
MassMutual Select T. Rowe Price International Equity Fund	MMIUX
No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in this SAI or in the related Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representation must not be relied upon as having been authorized by the Trust or MML Distributors, LLC (the “Distributor”). This SAI and the related Prospectus do not constitute an offer by the Trust or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.
Dated February 1, 2020

GENERAL INFORMATION
MassMutual Select Funds (the “Trust”) is a professionally managed, open-end investment company. This Statement of Additional Information (“SAI”) describes the following 20 diversified series of the Trust: (1) MassMutual Select Total Return Bond Fund (“Total Return Bond Fund”), (2) MassMutual Select Strategic Bond Fund (“Strategic Bond Fund”), (3) MassMutual Select BlackRock Global Allocation Fund (“MM Select BlackRock Global Allocation Fund”), (4) MassMutual Select Diversified Value Fund (“Diversified Value Fund”), (5) MassMutual Select Fundamental Value Fund (“Fundamental Value Fund”), (6) MM S&P 500® Index Fund (“S&P 500 Index Fund”), (7) MassMutual Select Equity Opportunities Fund (formerly known as MassMutual Select Focused Value Fund) (“Equity Opportunities Fund”), (8) MassMutual Select Fundamental Growth Fund (“Fundamental Growth Fund”), (9) MassMutual Select Blue Chip Growth Fund (“Blue Chip Growth Fund”), (10) MassMutual Select Growth Opportunities Fund (“Growth Opportunities Fund”), (11) MassMutual Select Mid-Cap Value Fund (“Mid-Cap Value Fund”), (12) MassMutual Select Small Cap Value Equity Fund (“Small Cap Value Equity Fund”), (13) MassMutual Select Small Company Value Fund (“Small Company Value Fund”), (14) MM S&P® Mid Cap Index Fund (“S&P Mid Cap Index Fund”), (15) MM Russell 2000® Small Cap Index Fund (“Russell 2000 Small Cap Index Fund”), (16) MassMutual Select Mid Cap Growth Fund (formerly known as MassMutual Select Mid Cap Growth Equity II Fund) (“Mid Cap Growth Fund”), (17) MassMutual Select Small Cap Growth Equity Fund (“Small Cap Growth Equity Fund”), (18) MM MSCI EAFE® International Index Fund (“MSCI EAFE International Index Fund”), (19) MassMutual Select Overseas Fund (“Overseas Fund”), and (20) MassMutual Select T. Rowe Price International Equity Fund (“MM Select T. Rowe Price International Equity Fund”) (each individually referred to as a “Fund” or collectively as the “Funds”). Currently, the Trustees have authorized a total of 55 separate series. Additional series may be created by the Trustees from time-to-time.
The Trust is organized under the laws of The Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated May 28, 1993, as amended and restated as of November 21, 2011, as it may be further amended from time to time (the “Declaration of Trust”). The investment adviser for each of the Funds is MML Investment Advisers, LLC (“MML Advisers”). The subadviser for the Total Return Bond Fund is Metropolitan West Asset Management, LLC (“MetWest”). The subadvisers for the Strategic Bond Fund are Western Asset Management Company, LLC (formerly known as Western Asset Management Company) (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”). The subadviser for the MM Select BlackRock Global Allocation Fund is BlackRock Investment Management, LLC (“BlackRock”). The subadvisers for the Diversified Value Fund are Brandywine Global Investment Management, LLC (“Brandywine Global”) and T. Rowe Price Associates, Inc. (“T. Rowe Price”). The subadvisers for the Fundamental Value Fund are Boston Partners Global Investors, Inc. (“Boston Partners”) and Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow Hanley”). The subadviser for the S&P 500 Index Fund is Northern Trust Investments, Inc. (“NTI”). The subadvisers for the Equity Opportunities Fund are T. Rowe Price and Wellington Management Company LLP (“Wellington Management”). The subadviser for the Fundamental Growth Fund is Wellington Management. The subadvisers for the Blue Chip Growth Fund are T. Rowe Price and Loomis, Sayles & Company, L.P. (“Loomis Sayles”). The subadvisers for the Growth Opportunities Fund are Sands Capital Management, LLC (“Sands Capital”) and Jackson Square Partners, LLC (“Jackson Square”). The subadviser for the Mid-Cap Value Fund is American Century Investment Management, Inc. (“American Century”). The subadvisers for the Small Cap Value Equity Fund are Wellington Management and Barrow Hanley. The subadvisers for the Small Company Value Fund are AllianceBernstein L.P. (“AllianceBernstein”) and American Century. The subadviser for the S&P Mid Cap Index Fund is NTI. The subadviser for the Russell 2000 Small Cap Index Fund is NTI. The subadvisers for the Mid Cap Growth Fund are T. Rowe Price and Frontier Capital Management Company, LLC (“Frontier”). The subadvisers for the Small Cap Growth Equity Fund are Wellington Management and Invesco Advisers, Inc. (“Invesco”). The subadviser for the MSCI EAFE International Index Fund is NTI. The subadvisers for the Overseas Fund are Massachusetts Financial Services Company (“MFS”) and Harris Associates L.P. (“Harris”). The subadviser for the MM Select T. Rowe Price International Equity Fund is T. Rowe Price.
ADDITIONAL INVESTMENT POLICIES
Each Fund has a distinct investment objective which it pursues through separate investment policies, as described in the Prospectus and below. The fundamental investment policies and fundamental investment restrictions of a Fund may not be changed without the vote of a majority of that Fund’s outstanding voting securities (which, under the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules thereunder and as used in this SAI and in the Prospectus, means the lesser of  (l) 67% of the shares of that Fund present at a meeting if the holders of more than 50% of the outstanding shares of that Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of that Fund). The Board of Trustees of the Trust (the “Board”) may adopt new or amend or delete existing non-fundamental investment policies and restrictions without shareholder approval. There is no guarantee that any Fund will achieve its investment objective.

Unless otherwise specified, each Fund may engage in the investment practices and techniques described below to the extent consistent with such Fund’s investment objective and fundamental investment restrictions. Not all Funds necessarily will utilize all or any of these practices and techniques at any one time or at all. Investment policies and restrictions described below are non-fundamental and may be changed by the Trustees without shareholder approval, unless otherwise noted. For a description of the ratings of corporate debt securities and money market instruments in which the various Funds may invest, reference should be made to the Appendix.
Investments in the Select Cayman Fund
In order to earn qualifying income under applicable tax rules from commodities and commodities-related investments, the MM Select BlackRock Global Allocation Fund may invest up to 25% of its total assets in the MassMutual Select Cayman Global Allocation Fund I, Ltd. (the “Select Cayman Fund”); the Select Cayman Fund is a wholly-owned and controlled subsidiary of the MM Select BlackRock Global Allocation Fund, which seeks to invest primarily in commodities and commodities-related investments. BlackRock, the MM Select BlackRock Global Allocation Fund’s subadviser, is the investment adviser for the Select Cayman Fund. The Select Cayman Fund (unlike the MM Select BlackRock Global Allocation Fund) may invest without limitation in commodities and commodities-related investments. The Select Cayman Fund is a company organized under the laws of the Cayman Islands, and is overseen by its own board of directors (all of whom are currently employees of Massachusetts Mutual Life Insurance Company (“MassMutual”). The MM Select BlackRock Global Allocation Fund is the sole shareholder of the Select Cayman Fund, and shares of the Select Cayman Fund are not sold or offered to other investors.
State Street Bank and Trust Company (“State Street”) provides administrative services to the Select Cayman Fund. The Select Cayman Fund has also entered into contracts for the provision of custody, transfer agency, and audit services with the same or with affiliates of the same service providers that provide those services to the MM Select BlackRock Global Allocation Fund.
The financial statements of the Select Cayman Fund will be consolidated with the Trust’s Annual and Semiannual Reports provided to shareholders. The Trust’s Annual and Semiannual Reports are distributed to shareholders.
There is no guarantee that the MM Select BlackRock Global Allocation Fund’s investment in the Select Cayman Fund will achieve the desired purpose. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the MM Select BlackRock Global Allocation Fund and/or the Select Cayman Fund to operate as described in the MM Select BlackRock Global Allocation Fund’s Prospectus and this SAI and could adversely affect the MM Select BlackRock Global Allocation Fund. For example, the Cayman Islands does not currently impose any income, corporate, or capital gains tax, estate duty, inheritance tax, gift tax, or withholding tax on the Select Cayman Fund. If Cayman Islands law changes such that the Select Cayman Fund must pay Cayman Islands taxes, MM Select BlackRock Global Allocation Fund shareholders would likely experience decreased investment returns. However, the Select Cayman Fund has applied for and received an undertaking from the Governor-in-Cabinet of the Cayman Islands that provides that, in accordance with section 6 of the Tax Concessions Law (1999 Revision) of the Cayman Islands, for a period of 20 years from the date of the undertaking, no law which is enacted in the Cayman Islands imposing any tax to be levied on profits, income, gains, or appreciations shall apply to the Select Cayman Fund or its operations and, in addition, that no tax to be levied on profits, income, gains, or appreciations or which is in the nature of estate duty or inheritance tax shall be payable (i) on or in respect of the shares, debentures, or other obligations of the Select Cayman Fund, or (ii) by way of the withholding in whole or in part of a payment of dividend or other distribution of income or capital by the Select Cayman Fund to its members or a payment of principal or interest or other sums due under a debenture or other obligation of the Select Cayman Fund.
See “Taxation” below for a discussion of special U.S. federal income tax considerations related to the MM Select BlackRock Global Allocation Fund’s investment in the Select Cayman Fund.

Commodities-Related Investments.   The Select Cayman Fund may hold investments in issuers with significant exposures to commodities, including, without limitation, exchange-traded funds (“ETFs”), and through these investments may be exposed to the risks of investing in commodities. In addition, the Select Cayman Fund may, but will not necessarily, invest in instruments that provide exposure to, and are subject to the risks of, investments in commodities. These may include, by way of example, futures contracts, options, swaps, asset-based securities, and other instruments, the return on which is dependent upon the return of one or more commodities or commodity indexes. Commodities may include, among other things, oil, gas, coal, alternative energy, electricity, steel, timber, agricultural products, precious metals (e.g., gold, silver, platinum, and palladium), livestock, industrial metals, and other resources. For risks associated with investing in commodities, see “Commodities,” below.
S&P 500 Index Fund, S&P Mid Cap Index Fund, Russell 2000 Small Cap Index Fund, and MSCI EAFE International Index Fund
Tracking Error.   There are several reasons why the performance of the S&P 500 Index Fund, S&P Mid Cap Index Fund, Russell 2000 Small Cap Index Fund, and MSCI EAFE International Index Fund may not track its respective index exactly. Unlike the indexes, the Funds incur administrative expenses and transaction costs in trading stocks. In addition, the composition of the indexes and each Fund’s portfolio may occasionally diverge. Furthermore, the timing and magnitude of cash inflows from investors buying shares could create balances of uninvested cash for the Funds. Conversely, the timing and magnitude of cash outflows to investors selling shares could require ready reserves of uninvested cash. Either situation would likely cause a Fund’s performance to deviate from the “fully invested” index. The Funds’ subadviser, NTI, expects that, under normal circumstances, the annual performance of each Fund, before fees and expenses, will track the performance of the index within a 0.95 correlation coefficient.
Disclaimer.   The S&P 500 Index and S&P MidCap 400 Index are each a product of S&P Dow Jones Indices LLC (“SPDJI”), and have been licensed for use by MML Advisers. Standard & Poor’s®, S&P®, S&P 500®, and S&P MidCap 400® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by MML Advisers. The S&P 500 Index Fund and S&P Mid Cap Index Fund are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of the S&P 500 Index Fund or the S&P Mid Cap Index Fund or any member of the public regarding the advisability of investing in securities generally or in the S&P 500 Index Fund or the S&P Mid Cap Index Fund particularly or the ability of the S&P 500 Index or the S&P MidCap 400 Index to track general market performance. S&P Dow Jones Indices’ only relationship to MML Advisers with respect to the S&P 500 Index or the S&P MidCap 400 Index is the licensing of each Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices or its licensors. The S&P 500 Index and S&P MidCap 400 Index are determined, composed and calculated by S&P Dow Jones Indices without regard to MML Advisers or the S&P 500 Index Fund and S&P Mid Cap Index Fund, as applicable. S&P Dow Jones Indices have no obligation to take the needs of MML Advisers or the owners of S&P 500 Index Fund or the S&P Mid Cap Index Fund into consideration in determining, composing or calculating the S&P 500 Index or the S&P MidCap 400 Index. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of the S&P 500 Index Fund or the S&P Mid Cap Index Fund or the timing of the issuance or sale of the S&P 500 Index Fund or the S&P Mid Cap Index Fund or in the determination or calculation of the equation by which the S&P 500 Index Fund or the S&P Mid Cap Index Fund are to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the S&P 500 Index Fund or the S&P Mid Cap Index Fund. There is no assurance that investment products based on the S&P 500 Index or the S&P MidCap 400 Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment adviser. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice. Notwithstanding the foregoing, CME Group Inc. and its affiliates may independently issue and/or sponsor financial products unrelated to the S&P 500 Index Fund or the S&P Mid Cap Index Fund currently being issued by MML Advisers, but which may be similar to and competitive with the S&P 500 Index Fund and S&P Mid Cap Index Fund. In addition, CME Group Inc. and its affiliates may trade financial products which are linked to the performance of the S&P 500 Index and S&P MidCap 400 Index.
S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR THE S&P MIDCAP 400 INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW

JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY MML ADVISERS, OWNERS OF THE S&P 500 INDEX FUND OR THE S&P MID CAP INDEX FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR THE S&P MIDCAP 400 INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND MML ADVISERS, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell Indexes. Russell has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating any of the Russell Indexes.
Russell’s publication of the Russell Indexes in no way suggests or implies an opinion by Russell as to the attractiveness or appropriateness of investment in any or all securities upon which the Russell Indexes are based. RUSSELL MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY, COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE RUSSELL INDEXES OR ANY DATA INCLUDED IN THE RUSSELL INDEXES. RUSSELL MAKES NO REPRESENTATION, WARRANTY OR GUARANTEE REGARDING THE USE, OR THE RESULTS OF USE, OF THE RUSSELL INDEXES OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE RUSSELL INDEXES. RUSSELL MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE RUSSELL INDEX(ES) OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.
THE MSCI EAFE INTERNATIONAL INDEX FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY MASSMUTUAL. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THIS FUND PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THIS FUND OR THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THIS FUND TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THIS FUND IS REDEEMABLE. FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THIS FUND.
ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE FUND, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI

INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
Asset-Based Securities
A Fund may invest in debt, preferred, or convertible securities, the principal amount, redemption terms, or conversion terms of which are related to the market price of some natural resource asset such as gold bullion. These securities are referred to as “asset-based securities.” If an asset-based security is backed by a bank letter of credit or other similar facility, the investment adviser or subadviser may take such backing into account in determining the creditworthiness of the issuer. While the market prices for an asset-based security and the related natural resource asset generally are expected to move in the same direction, there may not be perfect correlation in the two price movements. Asset-based securities may not be secured by a security interest in or claim on the underlying natural resource asset. The asset-based securities in which a Fund may invest may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Certain asset-based securities may be payable at maturity in cash at the stated principal amount or, at the option of the holder, directly in a stated amount of the asset to which it is related. In such instance, because no Fund presently intends to invest directly in natural resource assets, a Fund would sell the asset-based security in the secondary market, to the extent one exists, prior to maturity if the value of the stated amount of the asset exceeds the stated principal amount and thereby realize the appreciation in the underlying asset. Certain restrictions imposed on the Funds by the Internal Revenue Code of 1986, as amended (the “Code”), may limit the Funds’ ability to invest in certain natural resource-based securities.
Precious Metal-Related Securities.   A Fund may invest in the equity securities of companies that explore for, extract, process, or deal in precious metals (e.g., gold, silver, and platinum), and in asset-based securities indexed to the value of such metals. Such securities may be purchased when they are believed to be attractively priced in relation to the value of a company’s precious metal-related assets or when the values of precious metals are expected to benefit from inflationary pressure or other economic, political, or financial uncertainty or instability. Based on historical experience, during periods of economic or financial instability the securities of companies involved in precious metals may be subject to extreme price fluctuations, reflecting the high volatility of precious metal prices during such periods. In addition, the instability of precious metal prices may result in volatile earnings of precious metal-related companies, which may, in turn, adversely affect the financial condition of such companies.
The major producers of gold include the Republic of South Africa, Russia, Canada, the United States, Brazil, and Australia. Sales of gold by Russia are largely unpredictable and often relate to political and economic considerations rather than to market forces. Economic, financial, social, and political factors within South Africa may significantly affect South African gold production.
Bank Capital Securities
A Fund may invest in bank capital securities. Bank capital securities are issued by banks to help fulfill their regulatory capital requirements. Many bank capital securities are commonly thought of as hybrids of debt and preferred stock. Some bank capital securities are perpetual (with no maturity date), callable, and have a cumulative interest deferral feature. This means that under certain conditions, the issuer bank can withhold payment of interest until a later date, likely increasing the credit and interest rate risks of an investment in those securities. Investments in bank capital securities are subject to the risks of other debt investments, such as default and non-payment, as well as certain other risks, such as the risk that bank regulators may force the bank to dissolve, merge, restructure its capitalization, or take other actions intended to prevent its failure or ensure its orderly resolution. Bank regulators in certain jurisdictions have broad authorities they may use to prevent the failure of banking institutions or to stabilize the banking industry, all of which may adversely affect the values of investments in bank capital securities and other bank obligations, including those of other banks.
Bank Loans
A Fund may invest in bank loans including, for example, corporate loans, loan participations, direct debt, bank debt, and bridge debt. A Fund may invest in a loan by lending money to a borrower directly as part of a syndicate of lenders. In a syndicated loan, the agent that originated and structured the loan typically administers and enforces the loan on behalf of the syndicate. In such cases, the agent is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all institutions that are parties to the loan agreement. A Fund will generally rely on the agent to receive and forward to the Fund its portion of the principal and interest payments on the loan. Failure by the agent to fulfill its obligations may delay or adversely affect receipt of payment by a Fund.
A Fund may invest in loans through novations, assignments, and participation interests. In a novation, a Fund typically assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. When a Fund takes an assignment of a loan, the Fund acquires some or all of the interest of another lender (or assignee) in the loan. In such cases, the Fund may be required generally to rely upon the assignor to demand payment and enforce rights under the loan. (There may be one or more assignors prior in time to the Fund.) If a Fund acquires a participation in the loan made by a third party loan investor, the Fund typically will have a contractual relationship only with the loan investor, not with the borrower. As a result, a Fund may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the loan investor selling the participation and only upon receipt by such loan investor of such payments from the borrower. In connection with participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other loan investors through set-off against the borrower, and the Fund may not directly benefit from the collateral supporting the loan in which it has purchased the participation. As a result, a Fund assumes the credit risk of both the borrower and the loan investor selling the participation. In the event of the insolvency of the loan investor selling a participation, a Fund may be treated as a general creditor of such loan investor. In addition, because loan participations are not generally rated by independent credit rating agencies, a decision by a Fund to invest in a particular loan participation will depend almost exclusively on its investment adviser’s or subadviser’s credit analysis of the borrower.
Loans in which a Fund may invest are subject generally to the same risks as debt securities in which the Fund may invest. In addition, loans in which a Fund may invest, including bridge loans, are generally made to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs, and other corporate activities, including bridge loans. A significant portion of the loans purchased by a Fund may represent interests in loans made to finance highly leveraged corporate acquisitions, known as “leveraged buy-out” transactions, leveraged recapitalization loans, and other types of acquisition financing. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions.
Loans generally are subject to restrictions on transfer, and only limited opportunities may exist to sell loans in secondary markets. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. As a result, a Fund may be unable to sell loans at a time when it may otherwise be desirable to do so or may be able to sell them only at a price that is less than their fair market value. The settlement time for certain loans is longer than the settlement time for many other types of investments, and a Fund may not receive the payment for a loan sold by it until well after the sale; that cash would be unavailable for payment of redemption proceeds or for reinvestment.
Certain of the loans acquired by a Fund may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the Fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan participation. A Fund may be required to fund such advances at times and in circumstances where the Fund might not otherwise choose to make a loan to the borrower.
The value of collateral, if any, securing a loan can decline, or may be insufficient to meet the borrower’s obligations or difficult to liquidate, or a Fund may be prevented or delayed from realizing the collateral. In addition, a Fund’s access to collateral may be limited by bankruptcy or other insolvency laws. If a secured loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. A bankruptcy or restructuring can result in the loan being converted to an equity ownership interest in the borrower. In addition, under legal theories of lender liability, a Fund potentially might be held liable as a co-lender.
Loans may not be considered “securities,” and a Fund that purchases a loan may not be entitled to rely on anti-fraud and other protections under the federal securities laws.
Banking Relationships
NTI and its affiliates, including its parent Northern Trust Corporation, deal, trade, and invest for their own account and for the accounts of their clients in the types of securities in which the S&P 500 Index Fund, S&P Mid Cap Index Fund, Russell 2000 Small Cap Index Fund, and MSCI EAFE International Index Fund may invest and may have deposit, loan, and commercial banking relationships with the issuers of securities purchased by the Funds.

Below Investment Grade Debt Securities
A Fund may purchase below investment grade debt securities, sometimes referred to as “junk” or “high yield” bonds. The lower ratings of certain securities held by a Fund reflect a greater possibility that adverse changes in the financial condition of the issuer, or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the Fund more volatile and could limit the Fund’s ability to sell its securities at prices approximating the values a Fund had placed on such securities. In the absence of a liquid trading market for securities held by it, the Fund may be unable at times to establish the fair market value of such securities. The rating assigned to a security by S&P Global Ratings (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”) does not reflect an assessment of the volatility of the security’s market value or of the liquidity of an investment in the security. (The term “below investment grade debt securities” includes securities that are not rated but are considered by a Fund’s investment adviser or subadviser to be of comparable quality to other below investment grade debt securities.)
Like those of other fixed income securities, the values of below investment grade debt securities fluctuate in response to changes in interest rates. Thus, a decrease in interest rates generally will result in an increase in the value of a Fund’s fixed income securities. Conversely, during periods of rising interest rates, the value of a Fund’s fixed income securities generally will decline. In addition, the values of such securities are also affected by changes in general economic conditions and business conditions, which are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade securities. Changes by recognized rating services in their ratings of any fixed income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the values of portfolio securities generally will not affect cash income derived from such securities, but will affect the Fund’s net asset value (“NAV”).
Issuers of below investment grade debt securities are often highly leveraged, so their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. In the past, economic downturns or increases in interest rates have, under certain circumstances, resulted in a higher incidence of default by the issuers of these instruments and are likely to do so in the future, especially in the case of highly leveraged issuers. In addition, such issuers may not have more traditional methods of financing available to them, and may be unable to repay debt at maturity by refinancing. The risk of loss due to default in payment of interest or principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness. Certain of the below investment grade debt securities in which a Fund may invest are issued to raise funds in connection with the acquisition of a company, in so-called “leveraged buy-out” transactions. The highly leveraged capital structure of such issuers may make them especially vulnerable to adverse changes in economic conditions.
Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell below investment grade debt securities when the Fund’s investment adviser or subadviser believes it advisable to do so or may be able to sell such securities only at prices lower than might otherwise be available. Consolidation in the financial services industry has resulted in there being fewer market makers for high yield bonds, which may result in further risk of illiquidity and volatility with respect to high yield bonds held by a Fund, and this trend may continue in the future. Furthermore, high yield bonds held by a Fund may not be registered under the Securities Act of 1933, as amended (the “1933 Act”), and, unless so registered, a Fund will not be able to sell such high yield bonds except pursuant to an exemption from registration under the 1933 Act. This may further limit the Fund’s ability to sell high yield debt securities or to obtain the desired price for such securities. In many cases, below investment grade debt securities may be purchased in private placements and, accordingly, will be subject to restrictions on resale as a matter of contract or under securities laws. Under such circumstances, it may also be more difficult to determine the fair values of such securities for purposes of computing a Fund’s NAV. In order to enforce its rights in the event of a default under below investment grade debt securities, a Fund may be required to take possession of and manage assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses and adversely affect the Fund’s NAV. A Fund may also be limited in its ability to enforce its rights and may incur greater costs in enforcing its rights in the event an issuer becomes the subject of bankruptcy proceedings. In addition, the Funds’ intention or ability to qualify as “regulated investment companies” under the Code may limit the extent to which a Fund may exercise its rights by taking possession of such assets.
Certain securities held by a Fund may permit the issuer at its option to “call,” or redeem, its securities. If an issuer were to redeem securities held by a Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.
The prices for below investment grade debt securities may be affected by legislative and regulatory developments. Below investment grade debt securities may also be subject to certain risks not typically associated with “investment grade” securities, such as the following: (i) reliable and objective information about the value of below investment grade debt securities may be difficult to obtain because the market for such securities may be thinner and less active than that for investment grade obligations; (ii) adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower than investment grade obligations, and, in turn, adversely affect their market; (iii) companies that issue below investment grade debt securities may be in the growth stage of their development, or may be financially troubled or highly leveraged, so they may not have more traditional methods of financing available to them; (iv) when other institutional investors dispose of their holdings of below investment grade debt securities, the general market and the prices for such securities could be adversely affected; and (v) the market for below investment grade debt securities could be impaired if legislative proposals to limit their use in connection with corporate reorganizations or to limit their tax and other advantages are enacted.
Borrowings
A Fund is required at all times to maintain its assets at a level at least three times the amount of all of its borrowings (the “300% asset coverage test”). Borrowings for this purpose include obligations under any futures contract on a debt obligation. The Securities and Exchange Commission (“SEC”) has taken the position that certain transactions, such as entering into reverse repurchase agreements, engaging in dollar roll transactions, selling securities short (other than short sales “against-the-box”), buying and selling certain derivatives (such as futures contracts), and selling (or writing) put and call options, and other trading practices that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing can be viewed as borrowing by the fund for purposes of the 1940 Act. A borrowing transaction (including, without limitation, a reverse repurchase agreement transaction) will not be considered to constitute the issuance of a “senior security” by a fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund (1) maintains an offsetting financial position; (2) segregates liquid assets equal (as determined on a daily mark-to-market basis) in value to the fund’s potential economic exposure under the borrowing transaction; or (3) otherwise “covers” the transaction in accordance with SEC guidance. Any borrowings that come to exceed the 300% asset coverage requirement will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with this requirement.
Cash and Short-Term Debt Securities
Money Market Instruments Generally.   The Funds may invest in money market securities, including money market funds. Money market securities are high-quality, short-term debt instruments that may be issued by the U.S. Government, corporations, banks, or other entities. They may have fixed, variable, or floating interest rates. Some money market securities in which the Funds may invest are described below.
Bank Obligations.   The Funds may invest in bank obligations, including certificates of deposit, time deposits, bankers’ acceptances, and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations, and other banking institutions.
Certificates of deposit (“CDs”) are negotiable certificates evidencing the obligations of a bank to repay funds deposited with it for a specified period of time. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Funds will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating, or variable interest rates.
The Funds may invest in certificates of deposit and bankers’ acceptances of U.S. banks and savings and loan associations, London branches of U.S. banks, and U.S. branches of foreign banks. Obligations of foreign banks and of foreign branches of U.S. banks may be affected by foreign governmental action, including imposition of currency controls, interest limitations, withholding or other taxes, seizure of assets, or the declaration of a moratorium or restriction on payments of principal or interest. Foreign banks and foreign branches of U.S. banks may provide less public information than, and may not be subject to the same accounting, auditing, and financial recordkeeping standards as, domestic banks.

Cash, Short-Term Instruments, and Temporary Investments.   The Funds may hold a significant portion of their assets in cash or cash equivalents at the sole discretion of the Fund’s investment adviser or subadviser. The Funds’ investment adviser or subadvisers will determine the amount of the Funds’ assets to be held in cash or cash equivalents at their sole discretion, based on such factors as they may consider appropriate under the circumstances. The Funds may hold a portion of their assets in cash, for example, in order to provide for expenses or anticipated redemption payments or for temporary defensive purposes. The Funds may also hold a portion of their assets in cash as part of the Funds’ investment programs or asset allocation strategies, in amounts considered appropriate by the Funds’ investment adviser or subadvisers. To the extent the Funds hold assets in cash and otherwise uninvested, its investment returns may be adversely affected and the Funds may not achieve their respective investment objectives. The Funds may invest in high quality money market instruments. The instruments in which the Funds may invest include, without limitation: (i) short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises); (ii) CDs, bankers’ acceptances, fixed time deposits, and other obligations of domestic banks (including foreign branches); (iii) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than one year; (iv) repurchase agreements; and (v) short-term obligations of foreign banks (including U.S. branches).
Commercial Paper and Short-Term Corporate Debt Instruments.   The Funds may invest in commercial paper (including variable amount master demand notes) consisting of short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and, other than asset-backed commercial paper, usually has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. The investment adviser or subadvisers monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. The Funds also may invest in non-convertible corporate debt securities (e.g., bonds and debentures) with not more than one year remaining to maturity at the date of settlement.
Letters of Credit.   Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper, and other short-term obligations) which the Funds may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association, or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer.
Commodities
A Fund may invest directly or indirectly in commodities (such as precious metals or natural gas). Commodity prices can be more volatile than prices of other types of investments and can be affected by a wide range of factors, including changes in overall market movements, speculative investors, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, nationalization, expropriation, or other confiscation, changes in the costs of discovering, developing, refining, transporting, and storing commodities, the success of commodity exploration projects, temporary or long-term price dislocations and inefficiencies in commodity markets generally or in the market for a particular commodity, international or local regulatory, political, and economic developments (for example, regime changes and changes in economic activity levels), and developments affecting a particular region, industry, or commodity, such as drought, floods, or other weather conditions, livestock disease, trade embargoes, energy conservation, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, and tariffs. Exposure to commodities can cause the NAV of a Fund’s shares to decline or fluctuate in a rapid and unpredictable manner. Commodity prices may be more or less volatile than securities of companies engaged in commodity-related businesses. Investments in commodity-related companies are subject to the risk that the performance of such companies may not correlate with the broader equity market or with returns on commodity investments to the extent expected by the investment adviser or subadviser. Such companies may be significantly affected by import controls, worldwide competition, changes in consumer sentiment, and spending, and can be subject to liability for, among other things, environmental damage, depletion of resources, and mandated expenditures for safety and pollution control. A liquid secondary market may not exist for certain commodity investments, which may make it difficult for the Fund to sell them at a desirable price or at the price at which it is carrying them.
A Fund may also directly or indirectly use commodity-related derivatives. The values of these derivatives may fluctuate more than the relevant underlying commodity or commodities or commodity index. A Fund’s investments in commodities or commodity-related derivatives can be limited by the Fund’s intention to qualify as a regulated investment company, and can bear on the Fund’s ability to qualify as such.

Common and Preferred Stocks
Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis. Profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company’s stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, changes in interest rates may adversely affect the value of a preferred stock that pays a fixed dividend.
Concentration Policy
For purposes of each Fund’s concentration limitation as disclosed in this SAI, the Funds apply such policy to direct investments in the securities of issuers in a particular industry, as determined by a Fund’s investment adviser or subadviser. A Fund’s investment adviser or subadviser may analyze the characteristics of a particular issuer and security and assign an industry or sector classification consistent with those characteristics in the event that the third party classification provider used by the investment adviser or subadviser does not assign a classification or the investment adviser or subadviser, in consultation with the Fund’s Chief Compliance Officer, determines that another industry or sector classification is more appropriate.
Convertible Securities
The Funds may invest in debt or preferred equity securities convertible into, or exchangeable for, common stock at a stated price or rate. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features. Convertible securities are subject to the risks of debt and equity securities.
Cyber Security and Technology
With the increased use of technologies such as the Internet and the dependence on computer systems to perform business and operational functions, investment companies (such as the Funds) and their service providers (such as the Funds’ investment adviser, subadvisers, custodian, and transfer agent) may be prone to operational and information security risks resulting from cyber-attacks and/or technological malfunctions. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, a Fund, the investment adviser, subadviser, custodian, transfer agent, or service provider may adversely affect the Fund or its shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, affect a Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. Cyber-attacks may render records of Fund assets and transactions, shareholder ownership of Fund shares, and other data integral to the functioning of the Fund inaccessible or inaccurate or incomplete. A Fund may also incur substantial costs for cyber security risk management in order to prevent cyber incidents in the future. A Fund and its shareholders could be negatively impacted as a result. There are inherent limitations in business continuity plans and systems designed to minimize the risk of cyber-attacks through the use of technology, processes, and controls, including the possibility that certain risks have not been identified given the evolving nature of this threat. The Funds rely on third-party service providers for many of their day-to-day operations, and will be subject to the risk that the protections and protocols implemented by those service providers will be ineffective to protect the Funds from cyber-attack. The Funds’ investment adviser does not control the cyber security plans and technology systems put in place by third-party service providers, and such third-party service providers may have limited indemnification obligations to the Funds’ investment adviser or the Funds, each of whom could be negatively impacted as a result. Similar types of cyber security risks also are present for issuers of securities in which the Funds invest, which could result in material adverse consequences for such issuers, and may cause a Fund’s investment in such securities to lose value.

Debtor-in-Possession Financings
The Funds may invest in debtor-in-possession financings (commonly known as “DIP financings”) through participation interests in direct loans, purchase of assignments, and other means. DIP financings are arranged when an entity seeks the protections of the bankruptcy court under Chapter 11 of the U.S. Bankruptcy Code (“Chapter 11”). These financings allow the entity to continue its business operations while reorganizing under Chapter 11. Such financings constitute senior liens on an unencumbered security (i.e., a security not subject to other creditors’ claims). DIP financings are generally subject to the same risks as investments in senior bank loans and similar debt instruments, but involve a greater risk of loss of principal and interest. For example, there is a risk that the entity will not emerge from Chapter 11 and be forced to liquidate its assets under Chapter 7 of the U.S. Bankruptcy Code, as well as a risk that the bankruptcy court will not approve a proposed reorganization plan or will require substantial and unfavorable changes to an initial plan. In the event of liquidation, a Fund’s only recourse will be against the property securing the DIP financing. Companies in bankruptcy may also be undergoing significant financial and operational changes that may cause their financial performance to have elevated levels of volatility. DIP financings may involve payment-in-kind interest or principal interest payments, and a Fund may receive securities of a reorganized issuer (e.g., common stock, preferred stock, warrants) in return for its investment, which may include illiquid investments and investments that are difficult to value.
Derivatives
General.   Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. A Fund may not be able to close out a derivative transaction at a favorable time or price.
A Fund’s use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Derivative products can be highly specialized instruments that may require investment techniques and risk analyses different from those associated with stocks and bonds. Derivatives are subject to a number of risks, such as potential changes in value in response to interest rate changes or other market developments or as a result of the counterparty’s credit quality and the risk that a derivative transaction may not have the effect or benefit a Fund’s investment adviser or subadviser anticipated. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, or index. When a Fund invests in a derivative instrument, it could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances, and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. Many derivative transactions are entered into “over the counter” (not on an exchange or contract market); as a result, the value of such a derivative transaction will depend on the ability and the willingness of the Fund’s counterparty to perform its obligations under the transaction. A Fund may be required to segregate certain of its assets on the books of its custodian with respect to derivatives transactions entered into by the Fund. A liquid secondary market may not always exist for a Fund’s derivative positions at any time. Use of derivatives may affect the amount, timing, and character of distributions to shareholders. Although the use of derivatives is intended to enhance a Fund’s performance, it may instead reduce returns and increase volatility.
A Fund may enter into cleared derivatives transactions. In a cleared derivative transaction, a Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund’s exposure to the credit risk of its original counterparty (although the Fund is subject to the credit risk of the clearinghouse). Counterparty risk with respect to derivatives has been and may continue to be affected by new rules and regulations concerning the derivatives market. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house, or the clearing member through which the Fund holds its positions at a clearing house, would be conducted, what effect the insolvency proceeding would have on any recovery by a Fund, and what impact an insolvency of a clearing house or clearing member would have on the financial system more generally.
No Fund has the obligation to enter into derivatives transactions at any time or under any circumstances. In addition, nothing in this SAI is intended to limit in any way any purpose for which a Fund may enter into any type of derivatives transaction; a Fund may use derivatives transactions for hedging purposes or generally for purposes of enhancing its investment return.

Foreign Currency Exchange Transactions
A Fund may enter into foreign currency exchange transactions for hedging purposes in order to protect against uncertainty in the level of future foreign currency exchange rates, or for other, non-hedging purposes—for example, a Fund may take a long or short position with respect to a foreign currency in which none of the Fund’s assets or liabilities are denominated, or where the position is in excess of the amount of any such assets or liabilities, in order to take advantage of anticipated changes in the relative values of those currencies. There can be no assurance that appropriate foreign currency transactions will be available for a Fund at any time or that a Fund will enter into such transactions at any time or under any circumstances even if appropriate transactions are available to it. A Fund may purchase or sell a foreign currency on a spot (i.e., cash) basis at the prevailing spot rate. A Fund may also enter into contracts to deliver in the future an amount of one currency in return for an amount of another currency (“forward contracts”) and may purchase and sell foreign currency futures contracts. (Foreign currency futures contracts are similar to financial futures contracts, except that they typically contemplate the delivery of foreign currencies; see “Financial Futures Contracts,” below.) A Fund may also purchase or sell options on foreign currencies or options on foreign currency futures contracts.
A Fund may enter into foreign currency exchange transactions in order to hedge against a change in the values of assets or liabilities denominated in one or more foreign currencies due to changes in currency exchange rates.
A Fund may also enter into foreign currency transactions to adjust generally the exposure of its portfolio to various foreign currencies. For example, a Fund with a large exposure to securities denominated in euros might want to continue to hold those securities, but to trade its exposure to the euro to exposure to, say, the Japanese Yen. In that case, the Fund might take a short position in the euro and a long position in the Yen. A Fund may also use foreign currency transactions to hedge the value of the Fund’s portfolio against the Fund’s benchmark index.
The value of any currency, including U.S. dollars and foreign currencies, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of foreign currencies (and therefore the values of foreign currency options, forward contracts, and futures contracts) may be affected significantly, fixed, or supported directly or indirectly by U.S. and foreign government actions. Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts, and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of foreign currencies.
Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.
There is no systematic reporting of last-sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market.
Currency Forward and Futures Contracts.   A foreign currency forward contract involves an obligation to deliver in the future, which may be any fixed number of days from the date of the contract as agreed by the parties, an amount of one currency in return for an amount of another currency, at an exchange rate set at the time of the contract. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at an exchange rate set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the Commodity Futures Trading Commission (the “CFTC”), such as the New York Mercantile Exchange. Foreign currency futures contracts will typically require a Fund to post both initial margin and variation margin.
Foreign currency forward contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between counterparties, exposing a Fund to credit risk with respect to its counterparty, whereas foreign currency futures contracts are traded on regulated exchanges. Because foreign currency forward contracts are private transactions between a Fund and its counterparty, any benefit of such contracts to the Fund will depend upon the willingness and ability of the counterparty to perform its obligations. In the case of a futures contract, a Fund would typically look to the commodity exchange or contract market (or its clearinghouse) for performance. Certain non-deliverable forward currency contracts are expected to become subject to mandatory clearing requirements in the future, and a Fund’s counterparty in such a case would be a central derivatives clearing organization.
At the maturity of a forward or futures contract, a Fund will make delivery of the currency or currencies specified in the contract in return for the other currency or currencies specified in the contract (or, if the forward contract is a non-deliverable forward contract, settle the contract on a net basis with the counterparty) or, at or prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange and a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.
Positions in foreign currency futures contracts and related options may be closed out only on an exchange or board of trade which provides a secondary market in such contracts or options. Although a Fund will normally purchase or sell foreign currency futures contracts and related options only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or option or at any particular time. In such event, it may not be possible to close a futures or related option position and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin on its futures positions. A Fund’s ability to close out a foreign currency forward contract will depend on the willingness of its counterparty to engage in an offsetting transaction.
Foreign Currency Options.   Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter (“OTC”) market, although options on foreign currencies have recently been listed on several exchanges. Such options will be purchased or written only when an investment adviser or subadviser believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence exchange rates and investments generally.
The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security.
Foreign Currency Conversion.   Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the “spread”) between prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer.
Foreign Currency Swap Agreements.   A Fund may enter into currency swaps to protect against adverse changes in exchange rates between the U.S. dollar and other currencies or as a means of making indirect investments in foreign currencies. Currency swaps involve the individually negotiated exchange by a Fund with another party of a series of payments in specified currencies in amounts determined pursuant to the terms of the swap agreement. (See “Swap Agreements and Options on Swap Agreements,” below.)
Foreign currency derivatives transactions may be highly volatile and may give rise to investment leverage.
Financial Futures Contracts
A Fund may enter into futures contracts, including interest rate futures contracts, securities index futures contracts, and futures contracts on fixed income securities (collectively referred to as “financial futures contracts”).
A Fund may use interest rate futures contracts to adjust the interest rate sensitivity (duration) of its portfolio or the credit exposure of the portfolio. Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a specific fixed income security, during a specified future period at a specified price.
A Fund may use index futures contracts to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets, including commodities and precious metals. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash.
Positions in financial futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures.

There are special risks associated with entering into financial futures contracts. The skills needed to use financial futures contracts effectively are different from those needed to select a Fund’s investments. There may be an imperfect correlation between the price movements of financial futures contracts and the price movements of the securities in which a Fund invests. There is also a risk that a Fund will be unable to close a position in a financial futures contract when desired because there is no liquid secondary market for it.
The risk of loss in trading financial futures contracts can be substantial due to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. Relatively small price movements in a financial futures contract could have an immediate and substantial impact, which may be favorable or unfavorable to a Fund. It is possible for a price-related loss to exceed the amount of a Fund’s margin deposit. An investor could also suffer losses if it is unable to close out a futures contract because of an illiquid secondary market. Futures are subject to the creditworthiness of the futures commission merchants or brokers and clearing organizations involved in the transactions.
Although some financial futures contracts by their terms call for the actual delivery or acquisition of securities at expiration, in most cases the contractual commitment is closed out before expiration. The offsetting of a contractual obligation is accomplished by purchasing (or selling as the case may be) on a commodities or futures exchange an identical financial futures contract calling for delivery in the same month. Such a transaction, if effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. A Fund will incur brokerage fees when it purchases or sells financial futures contracts, and will be required to maintain margin deposits. If a liquid secondary market does not exist when a Fund wishes to close out a financial futures contract, it will not be able to do so and will continue to be required to make daily cash payments of variation margin in the event of adverse price movements.
Each Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”) and, therefore, is not subject to registration or regulation as a pool operator under the CEA. To be eligible to claim such an exclusion, a Fund may only use futures contracts, options on such futures, commodity options and certain swaps solely for “bona fide hedging purposes,” or must limit its use of such instruments for non-bona fide hedging purposes to certain de minimis amounts. It is possible that that exclusion may in the future cease to be available with respect to one or more Funds. In any case where the exclusion is unavailable to a Fund, additional CFTC-mandated disclosure, reporting, and recordkeeping obligations would apply with respect to that Fund. Compliance with the CFTC’s regulatory requirements could increase Fund expenses and potentially adversely affect a Fund’s total return.
Margin Payments.   When a Fund purchases or sells a financial futures contract, it is required to deposit with the broker an amount of cash, U.S. Treasury bills, or other permissible collateral equal to a small percentage of the amount of the financial futures contract. This amount is known as “initial margin.” The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to a Fund upon termination of the contract, assuming the Fund satisfies its contractual obligations.
Subsequent payments to and from the broker occur on a daily basis in a process known as “marking to market.” These payments are called “variation margin” and are made as the value of the underlying financial futures contract fluctuates. For example, when a Fund sells an index futures contract and the price of the underlying index rises above the delivery price, the Fund’s position declines in value. The Fund then pays the broker a variation margin payment equal to the difference between the delivery price of the index futures contract and the value of the index underlying the index futures contract. Conversely, if the price of the underlying index falls below the delivery price of the contract, the Fund’s futures position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the index futures contract and the value of the index underlying the index futures contract.
When a Fund terminates a position in a financial futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.
Options on Financial Futures Contracts.   A Fund may purchase and write call and put options on financial futures contracts. An option on a financial futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a financial futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the holder would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder’s option position. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Options on Swaps.   Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon swap transaction, such as an interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate, in the case of a floor contract.
Special Risks of Transactions in Financial Futures Contracts and Related Options.   Financial futures contracts entail risks. The risks associated with purchasing and writing put and call options on financial futures contracts can be influenced by the market for financial futures contracts. An increase in the market value of a financial futures contract on which the Fund has written an option may cause the option to be exercised. In this situation, the benefit to a Fund would be limited to the value of the exercise price of the option and the Fund may realize a loss on the option greater than the premium the Fund initially received for writing the option. In addition, a Fund’s ability to close out an option it has written by entering into an offsetting transaction depends upon the market’s demand for such financial futures contracts. If a purchased option expires unexercised, a Fund would realize a loss in the amount of the premium paid for the option.
If an investment adviser’s or subadviser’s judgment about the general direction of interest rates or markets is wrong, the overall performance may be poorer than if no financial futures contracts had been entered into.
Liquidity Risks.   Positions in financial futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell financial futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. If there is not a liquid secondary market at a particular time, it may not be possible to close a position in a financial futures contract at such time and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin.
The ability to establish and close out positions in options on financial futures contracts will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop. Although a Fund generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options, with the result that a Fund would have to exercise the options in order to realize any profit.
Hedging Risks.   There are several risks in connection with the use by a Fund of financial futures contracts and related options as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the financial futures contracts and options and movements in the underlying securities or index or movements in the prices of a Fund’s securities which are the subject of a hedge.
Successful use of financial futures contracts and options by a Fund for hedging purposes is also subject to an investment adviser’s or subadviser’s ability to predict correctly movements in the direction of the market. It is possible that, where a Fund has purchased puts on financial futures contracts to hedge its portfolio against a decline in the market, the securities or index on which the puts are purchased may increase in value and the value of securities held in the portfolio may decline. If this occurred, the Fund would lose money on the puts and also experience a decline in the value of its portfolio securities. In addition, the prices of financial futures contracts, for a number of reasons, may not correlate perfectly with movements in the underlying securities or index due to certain market distortions. First, all participants in the futures market are subject to margin deposit requirements. Such requirements may cause investors to close financial futures contracts through offsetting transactions which could distort the normal relationship between the underlying security or index and futures markets. Second, the margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result the futures markets may attract more speculators than the securities markets do. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by an investment adviser or subadviser still may not result in a successful hedging transaction over a very short time period.

Other Risks.   A Fund will incur brokerage fees in connection with its transactions in financial futures contracts and related options. In addition, while financial futures contracts and options on financial futures contracts will be purchased and sold to reduce certain risks, those transactions themselves entail certain other risks. Thus, while a Fund may benefit from the use of financial futures contracts and related options, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Fund than if it had not entered into any financial futures contracts or options transactions. Moreover, in the event of an imperfect correlation between the position in the financial futures contract and the portfolio position that is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.
Swap Agreements and Options on Swap Agreements
A Fund may engage in swap transactions, including interest rate swap agreements, credit default swaps, and total return swaps.
Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments or rates, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index). When a Fund enters into an interest rate swap, it typically agrees to make payments to its counterparty based on a specified long- or short-term interest rate, and will receive payments from its counterparty based on another interest rate. Other forms of swap agreements include, among others, interest rate caps, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; and curve cap swaps, under which a party might buy or sell protection against an increase in long-term interest rates relative to shorter-term rates. A Fund may enter into an interest rate swap in order, for example, to hedge against the effect of interest rate changes on the value of specific securities in its portfolio, or to adjust the interest rate sensitivity (duration) or the credit exposure of its portfolio overall, or otherwise as a substitute for a direct investment in debt securities.
A Fund may enter into total return swaps. In a total return swap, one party typically agrees to pay to the other a short-term interest rate in return for a payment at one or more times in the future based on the increase in the value of an underlying security or other asset, or index of securities or assets; if the underlying security, asset, or index declines in value, the party that pays the short-term interest rate must also pay to its counterparty a payment based on the amount of the decline. A Fund may take either side of such a swap, and so may take a long or short position in the underlying security, asset, or index. A Fund may enter into a total return swap to hedge against an exposure in its portfolio (including to adjust the duration or credit quality of a Fund’s bond portfolio) or generally to put cash to work efficiently in the markets in anticipation of, or as a replacement for, cash investments. A Fund may also enter into a total return swap to gain exposure to securities or markets in which it might not be able to invest directly (in so-called market access transactions). A Fund may also enter into contracts for difference, which are similar to total return swaps.
A Fund also may enter into credit default swap transactions. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the protection “buyer” in a credit default swap is obligated to pay the protection “seller” an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds or other obligations of the reference entity (with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. A Fund may be either the buyer or seller in a credit default swap transaction. When a Fund buys protection, it may or may not own securities of the reference entity. If it does own securities of the reference entity, the swap serves as a hedge against a decline in the value of the securities due to the occurrence of a credit event involving the issuer of the securities. If the Fund does not own securities of the reference entity, the credit default swap may be seen to create a short position in the reference entity. If a Fund is a buyer and no credit event occurs, the Fund will typically recover nothing under the swap, but will have had to pay the required upfront payment and stream of continuing payments under the swap. When a Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When a Fund sells protection, it may do so either to earn additional income or to create such a “synthetic” long position. Credit default swaps involve general market risks, illiquidity risk, counterparty risk, and credit risk.
A Fund may also enter into options on swap agreements (“swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. A Fund may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement. A Fund may enter into swaptions for the same purposes as swaps.
Whether a Fund’s use of swap agreements or swaptions will be successful will depend on the investment adviser’s or subadviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Certain restrictions imposed on the Funds by the Code may limit the Funds’ ability to use swap agreements.
Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. Because they are two party contracts that may be subject to contractual restrictions on transferability and termination and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid and subject to a Fund’s limitation on investments in illiquid securities. To the extent that a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.
Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. A Fund bears the risk that an investment adviser or subadviser will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the Fund. If an investment adviser or subadviser attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Many swaps are complex and often valued subjectively.
Counterparty risk with respect to derivatives has been and may continue to be affected by new rules and regulations concerning the derivatives market. Some derivatives transactions, including many interest rate and index credit default swaps, are required to be centrally cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds the position, rather than the credit risk of its original counterparty to the derivatives transaction. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses and clearing members, and it is not clear how an insolvency proceeding of a clearing house or clearing member would be conducted, what effect the insolvency proceeding would have on any recovery by a Fund, and what impact an insolvency of a clearing house or clearing member would have on the financial system more generally.
The U.S. Congress, various exchanges and regulatory and self-regulatory authorities have undertaken reviews of derivatives trading in recent periods. Among the actions that have been taken or proposed to be taken are new position limits and reporting requirements, new or more stringent daily price fluctuation limits for futures and options transactions, new or increased margin and reserve requirements for various types of derivatives transactions, and mandatory clearing, trading, and reporting requirements for many derivatives. Additional measures are under active consideration and as a result there may be further actions that adversely affect the regulation of instruments in which the Funds invest. It is possible that these or similar measures could potentially limit or completely restrict the ability of a Fund to use these instruments as a part of its investment strategy. Limits or restrictions applicable to the counterparties with which the Funds engage in derivative transactions could also prevent the Funds from using these instruments.
Additionally, in the event of a counterparty’s (or its affiliate’s) insolvency, a Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations, and realization on collateral, could be stayed or eliminated under new special resolution regimes adopted in the United States, the European Union, and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In addition, the liabilities of such counterparties to a Fund could be reduced, eliminated, or converted to equity in such counterparties (sometimes referred to as a “bail in”).
Options, Rights, and Warrants
A Fund may purchase and sell put and call options on securities to enhance investment performance or to protect against changes in market prices. A Fund that invests in debt securities may also purchase and sell put and call options to adjust the interest rate sensitivity of its portfolio or the credit exposure of the portfolio.
Call Options.   A Fund may write call options on its securities to realize a greater current return through the receipt of premiums. Such option transactions may also be used as a limited form of hedging against a decline in the price of securities owned by the Fund.
A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the exercise price at any time before the expiration date. A Fund may write covered call options or uncovered call options. A call option is “covered” if the writer, at all times while obligated as a writer, either owns the underlying securities (or comparable securities satisfying the cover requirements of the securities exchanges), or has the right to acquire such securities through immediate conversion of securities. When a Fund has written an uncovered call option, the Fund will not necessarily hold securities offsetting the risk to the Fund. As a result, if the call option were exercised, the Fund might be required to purchase the security that is the subject of the call at the market price at the time of exercise. The Fund’s exposure on such an option is theoretically unlimited. There is also a risk, especially with less liquid preferred and debt securities, that the security may not be available for purchase.
A Fund will receive a premium from writing a call option, which increases the Fund’s return in the event the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security.
In return for the premium received when it writes a covered call option, a Fund takes the risk during the life of the option that it will be required to deliver the underlying security at a price below the current market value of the security or, in the case of a covered call option, to give up some or all of the opportunity to profit from an increase in the market price of the securities covering the call option.
In the case of a covered option, the Fund also retains the risk of loss should the price of the securities decline. If the covered option expires unexercised, the Fund realizes a gain equal to the premium, which may be offset by a decline in price of the underlying security. If the option is exercised, the Fund realizes a gain or loss equal to the difference between the Fund’s cost for the underlying security and the proceeds of sale (exercise price minus commissions) plus the amount of the premium.
A Fund may enter into closing purchase transactions in order to realize a profit or limit a loss on a previously written call option or, in the case of a covered call option, to free itself to sell the underlying security or to write another call on the security, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction in the case of a covered call option may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction relating to a covered call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.
Put Options.   A Fund may write put options in order to enhance its current return by taking a long directional position as to a security or index of securities. Such options transactions may also be used as a limited form of hedging against an increase in the price of securities that the Fund plans to purchase. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A Fund may write covered or uncovered put options. A put option is “covered” if the writer segregates cash and high-grade short-term debt obligations or other permissible collateral equal to the price to be paid if the option is exercised.
By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value. A Fund may terminate a put option that it has written before it expires by entering into a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option.

Purchasing Put and Call Options.   A Fund may also purchase put options to protect portfolio holdings against a decline in market value. This protection lasts for the life of the put option because the Fund, as a holder of the option, may sell the underlying security at the exercise price regardless of any decline in its market price. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that the Fund must pay. If the Fund holds the security underlying the option, these costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option.
A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security’s market price. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.
A Fund may also buy and sell combinations of put and call options on the same underlying security to earn additional income.
A Fund may purchase or sell “structured options,” which may comprise multiple option exposures within a single security. The risk and return characteristics of a structured option will vary depending on the nature of the underlying option exposures. The Fund may use such options for hedging purposes or as a substitute for direct investments in options or securities. The Fund’s use of structured options may create investment leverage.
Options on Foreign Securities.   A Fund may purchase and sell options on foreign securities if an investment adviser or subadviser believes that the investment characteristics of such options, including the risks of investing in such options, are consistent with the Fund’s investment objective. It is expected that risks related to such options will not differ materially from risks related to options on U.S. securities. However, position limits and other rules of foreign exchanges may differ from those in the United States. In addition, options markets in some countries, many of which are relatively new, may be less liquid than comparable markets in the United States.
Options on Securities Indexes.   A Fund may write or purchase options on securities indexes, subject to its general investment restrictions regarding options transactions. Index options are similar to options on individual securities in that the purchaser of an index option acquires the right to buy (in the case of a call) or sell (in the case of a put), and the writer undertakes the obligation to sell or buy (as the case may be), units of an index at a stated exercise price during the term of the option. Instead of giving the right to take or make actual delivery of securities, the holder of an index option has the right to receive a cash “exercise settlement amount.” This amount is equal to the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by a fixed “index multiplier.” If the Fund has written an index call option, it will lose money if the index level rises above the option exercise price (plus the amount of the premium received by the Fund on the option). If the Fund has written an index put option, it will lose money if the index level falls below the option exercise price (less the amount of the premium received by the Fund).
In cases where a Fund uses index options for hedging purposes, price movements in securities which a Fund owns or intends to purchase probably will not correlate perfectly with movements in the level of a securities index and, therefore, a Fund bears the risk of a loss on a securities index option which is not completely offset by movements in the price of such securities. Because securities index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on a specific security, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding underlying securities. A Fund may, however, cover call options written on a securities index by holding a mix of securities which substantially replicate the movement of the index or by holding a call option on the securities index with an exercise price no higher than the call option sold.
A Fund may purchase or sell options on stock indexes in order to close out its outstanding positions in options on stock indexes which it has purchased. A Fund may also allow such options to expire unexercised.
Compared to the purchase or sale of futures contracts, the purchase of call or put options on an index involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options plus transactions costs. The writing of a put or call option on an index involves risks similar to those risks relating to the purchase or sale of index futures contracts.

Risks Involved in the Sale of Options.   The successful use of a Fund’s options strategies depends on the ability of an investment adviser or subadviser to forecast correctly interest rate and market movements. For example, if a Fund were to write a covered call option based on an investment adviser’s or subadviser’s expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if a Fund were to write a put option based on an investment adviser’s or subadviser’s expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.
When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying security, since the Fund will not realize a loss if the security’s price does not change.
The effective use of options also depends on a Fund’s ability to terminate option positions at times when an investment adviser or subadviser deems it desirable to do so. There is no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price.
If a secondary market in options were to become unavailable, a Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events—such as volume in excess of trading or clearing capability—were to interrupt its normal operations.
A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, a Fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the Fund, as option writer, would remain obligated under the option until expiration or exercise.
Disruptions in the markets for the securities underlying options purchased or sold by a Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, a Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, a Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the Options Clearing Corporation were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options. A Fund, as holder of such a put option, could lose its entire investment if the prohibition remained in effect until the put option’s expiration.
Foreign-traded options are subject to many of the same risks presented by internationally-traded securities. In addition, because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.
Exchanges have established limits on the maximum number of options an investor or group of investors acting in concert may write. The Funds, an investment adviser or subadviser, and other clients of the investment adviser or subadviser may constitute such a group. These limits restrict a Fund’s ability to purchase or sell particular options.
Over-the-Counter Options.   A Fund may purchase or sell OTC options. OTC options are not traded on securities or options exchanges or backed by clearinghouses. Rather, they are entered into directly between a Fund and the counterparty to the option. In the case of an OTC option purchased by the Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result a Fund may be required to remain obligated on an unfavorable OTC option until its expiration. It may be difficult under certain circumstances to value OTC options.

Rights and Warrants to Purchase Securities; Index Warrants; International.   A Fund may invest in rights and warrants to purchase securities. Rights or warrants generally give the holder the right to receive, upon exercise, a security at a stated price. Funds typically use rights and warrants in a manner similar to their use of options on securities, as described above. Risks associated with the use of rights or warrants are generally similar to risks associated with the use of options. Rights and warrants typically do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. In addition, the value of a right or a warrant will likely, but will not necessarily, change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.
Bonds issued with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities.
A Fund may also invest in equity-linked warrants. A Fund purchases equity-linked warrants from a broker, who in turn is expected to purchase shares in the local market. If the Fund exercises its warrant, the shares are expected to be sold and the warrant redeemed with the proceeds. Typically, each warrant represents one share of the underlying stock. Therefore, the price and performance of the warrant are directly linked to the underlying stock, less transaction costs. In addition to the market risk related to the underlying holdings, a Fund bears counterparty risk with respect to the issuing broker. There is currently no active trading market for equity-linked warrants, and they may be highly illiquid.
In addition to warrants on securities, a Fund may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indexes (“index-linked warrants”). Index-linked warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index-linked warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If a Fund were not to exercise an index-linked warrant prior to its expiration, then the Fund would lose the amount of the purchase price paid by it for the warrant.
A Fund using index-linked warrants would normally do so in a manner similar to its use of options on securities indexes. The risks of a Fund’s use of index-linked warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index-linked warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution that issues the warrant. Also, index-linked warrants may have longer terms than index options. Index-linked warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index-linked warrants may limit a Fund’s ability to exercise the warrants at such time, or in such quantities, as the Fund would otherwise wish to do.
A Fund may make indirect investments in foreign equity securities, through international warrants, participation notes, low exercise price warrants, or other products that allow the Fund to access investments in foreign markets that would otherwise be unavailable to them. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities from or to the issuer for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or basket of securities. International warrants are similar to options in that they are exercisable by the holder for an underlying security or securities or the value of the security or securities, but are generally exercisable over a longer term than typical options. These types of instruments may be American style exercise, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style exercise, which means that they may be exercised only on the expiration date. International warrants have an exercise price, which is typically fixed when the warrants are issued.
A Fund may invest in low exercise price warrants, which are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. These warrants entail substantial credit risk, since the issuer of the warrant holds the purchase price of the warrant (approximately equal to the value of the underlying investment at the time of the warrant’s issue) for the life of the warrant.
The exercise or settlement date of the warrants and other instruments described above may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the instruments, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless, resulting in a total loss of the purchase price of the warrants.
A participation note or “P-note” is typically a debt instrument issued by a bank or broker-dealer, where the amount of the bank’s or broker-dealer’s repayment obligation is tied to changes in the value of an underlying security or index of securities. A P-note is a general unsecured contractual obligation of the bank or broker-dealer that issues it. A Fund must rely on the creditworthiness of the issuer for repayment of the P-note and for any return on the Fund’s investment in the P-note and would have no rights against the issuer of the underlying security.
There is no assurance that there will be a secondary trading market for any of the instruments described above. They may by their terms be non-transferable or otherwise be highly illiquid and difficult to price. Issuers of such instruments or the calculation agent named in respect of such an instrument may have broad authority and discretion to adjust the instrument’s terms in response to certain events or to interpret an instrument’s terms or to make certain determinations relating to the instrument, which could have a significant adverse effect on the value of the instrument to a Fund. If the issuer or other obligor on an instrument is unable or unwilling to perform its obligations under such an instrument, a Fund may lose some or all of its investment in the instrument and any unrealized return on that investment. Certain of these instruments may be subject to foreign investment risk and currency risk.
Equity-Linked Notes
An equity-linked note (ELN) is a debt instrument whose value changes based on changes in the value of a single equity security, basket of equity securities, or an index of equity securities. An equity-linked note may or may not pay interest. See “Hybrid Instruments,” below.
Hybrid Instruments
Hybrid instruments are generally considered derivatives and include indexed or structured securities, and combine elements of many derivatives transactions with those of debt, preferred equity, or a depositary instrument. A Fund may use a hybrid instrument as a substitute for any type of cash or derivative investment which it might make for any purpose.
A hybrid instrument may be a debt security, preferred stock, warrant, convertible security, certificate of deposit, or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles, or commodities (collectively, “underlying assets”), or by another index, economic factor, or other measure, including interest rates, currency exchange rates, or commodities or securities indexes (collectively, “benchmarks”). Hybrid instruments may take a number of forms, including, for example, debt instruments with interest or principal payments or redemption terms determined by reference to the value of an index, security, or other measure at a future time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities where the conversion terms relate to a particular commodity.
The risks of investing in a hybrid instrument may, depending on the nature of the instrument, reflect a combination of the risks of investing in securities, options, futures, currencies, or other types of investments. An investment in a hybrid instrument as a debt instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument. The risks of a particular hybrid instrument will depend upon the terms of the instrument, but may include the possibility of significant changes in the level of the benchmark(s) or the prices of the underlying assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, and may not be foreseen by the purchaser, such as financial or market developments, economic and political events, the supply and demand of the underlying assets, and interest rate movements. Hybrid instruments may be highly volatile and their use by a Fund may not be successful.
Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Hybrid instruments may be highly leveraged. Depending on the structure of the particular hybrid instrument, changes in a benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark or underlying asset may not move in the same direction or at the same time.
Hybrid instruments may also carry liquidity risk since they typically trade OTC, and are not backed by a central clearing organization. The instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the value of such an investment could be zero. In addition, because the purchase and sale of hybrid investments would likely take place in an OTC market without the guarantee of a central clearing organization, or in a transaction between a Fund and the issuer of the hybrid instrument, the instruments will not likely be actively traded. Hybrid instruments also may not be subject to regulation by the CFTC, the SEC, or any other governmental regulatory authority.
When a Fund invests in a hybrid instrument, it takes on the credit risk of the issuer of the hybrid instrument. In that respect, a hybrid instrument may create greater risks than investments directly in the securities or other assets underlying the hybrid instrument because the Fund is exposed both to losses on those securities or other assets and to the credit risk of the issuer of the hybrid instrument. A hybrid instrument may also pose greater risks than other derivatives based on the same securities or assets because, when it purchases the instrument, a Fund may be required to pay all, or most, of the notional amount of the investment by way of purchase price, whereas many other derivatives require a Fund to post only a relatively small portion of the notional amount by way of margin or similar arrangements.
Structured Investments
A structured investment is typically issued by a specially created corporation or trust that purchases one or more securities or other assets (“underlying instruments”), and that in turn issues one or more classes of securities (“structured securities”) backed by, or representing different interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities, and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will reflect that of the underlying instruments. Investments in a structured security may be subordinated to the right of payment of another class of securities. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities, and they may be highly illiquid and difficult to value. Because the purchase and sale of structured securities would likely take place in an OTC market without the guarantee of a central clearing organization, or in a transaction between a Fund and the issuer of the structured securities, the creditworthiness of the counterparty of the issuer of the structured securities would be an additional risk factor the Fund would have to consider and monitor.
Commodity-Linked “Structured” Securities.   Certain structured products may provide exposure to the commodities markets. Commodity-linked structured securities may be equity or debt securities, may be leveraged or unleveraged, and may present investment characteristics and risks of an investment in a security and one or more underlying commodities. Certain restrictions imposed on the Funds by the Code may limit the Funds’ ability to invest in certain commodity-linked structured securities.
Credit-Linked Securities.   Credit-linked securities are typically issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps, and other securities or transactions, in order to provide exposure to certain high yield or other fixed income issuers or markets. For example, a Fund may invest in credit-linked securities in order to gain exposure to the high yield markets pending investment of cash and/or to remain fully invested when more traditional income producing securities are not available. A Fund’s return on its investments in credit-linked securities will depend on the investment performance of the investments held in the trust or other vehicle. A Fund’s investments in these instruments are indirectly subject to the risks associated with the derivative instruments in which the trust or other vehicle invests, including, among others, credit risk, default, or similar event risk, counterparty risk, interest rate risk, leverage risk, and management risk. There will likely be no established trading market for credit-linked securities and they may be illiquid.

Event-Linked Securities.   Event-linked securities are typically fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a trigger event, such as a hurricane, earthquake, or other event that leads to physical or economic loss. If the trigger event occurs prior to maturity, a Fund may lose all or a portion of its principal and unpaid interest. Event-linked securities may expose a Fund to certain other risks, including issuer default, adverse regulatory or jurisdictional interpretations, liquidity risk, and adverse tax consequences.
Because the performance of structured hybrid instruments is linked to the performance of an underlying commodity, commodity index, or other economic variable, those investments are subject to “market risks” with respect to the movements of the commodity markets and may be subject to certain other risks that do not affect traditional equity and debt securities. If the interest payment on a hybrid instrument is linked to the value of a particular commodity, commodity index, or other economic variable and the underlying investment loses value, the purchaser might not receive the anticipated interest on its investment. If the amount of principal to be repaid on a structured hybrid instrument is linked to the value of a particular commodity, commodity index, or other economic variable, the purchaser might not receive all or any of the principal at maturity of the investment.
The values of structured hybrid instruments may fluctuate significantly because the values of the underlying investments to which they are linked are themselves extremely volatile, and the Fund may lose most or all of the value of its investment in a hybrid instrument. Additionally, the particular terms of a structured hybrid instrument may create economic leverage by contemplating payments that are based on a multiple of the price increase or decrease of the underlying commodity, commodity index, or other economic variable. A liquid secondary market may not exist for structured hybrid instruments, which may make it difficult to sell such instruments at an acceptable price or to value them accurately.
A Fund’s investment in structured products may be subject to limits under applicable law.
When-Issued, Delayed-Delivery, To-Be-Announced, Forward Commitment, and Standby Commitment Transactions
A Fund may enter into when-issued, delayed-delivery, to-be-announced (“TBA”), or forward commitment transactions in order to lock in the purchase price of the underlying security or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In when-issued, delayed-delivery, or forward commitment transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. In the case of TBA purchase commitments, the unit price and the estimated principal amount are established when the Fund enters into a commitment, with the actual principal amount being within a specified range of the estimate. Although a Fund does not typically pay for the securities in these types of transactions until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. As a result, each of these types of transactions may create investment leverage in a Fund’s portfolio and increase the volatility of the Fund. If a Fund’s counterparty fails to deliver a security purchased on a when-issued, delayed-delivery, TBA, or forward commitment basis, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.
A Fund may also enter into standby commitment agreements, obligating the Fund, for a specified period, to buy a specified amount of a security at the option of the issuer, upon the issuance of the security. The price at which the Fund would purchase the security is set at the time of the agreement. In return for its promise to purchase the security, a Fund receives a commitment fee. The Fund receives this fee whether or not it is ultimately required to purchase the security. The securities subject to a standby commitment will not necessarily be issued, and, if they are issued, the value of the securities on the date of issuance may be significantly less than the price at which the Fund is required to purchase them.
Recently finalized Financial Industry Regulatory Authority (FINRA) rules include mandatory margin requirements for the TBA market with limited exceptions. TBA trades historically have not been required to be collateralized. The collateralization of TBA trades is intended to mitigate counterparty credit risk between trade and settlement, but could increase the cost of TBA transactions and impose added operational complexity. As of the date of this SAI, additional revisions to these FINRA rules are anticipated. It is not clear when the rules will be implemented and what effect the revisions will have on the Funds.
Distressed Securities
A Fund may invest in securities, including loans purchased in the secondary market, that are the subject of bankruptcy proceedings or otherwise in default or in risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Fund or that are rated in the lower rating categories by one or more nationally recognized statistical rating organizations (for example, Ca or lower by Moody’s and CC or lower by S&P or Fitch Ratings (“Fitch”)) or, if unrated, are in the judgment of the investment adviser or subadviser of equivalent quality (“Distressed Securities”). Investment in Distressed Securities is speculative and involves significant risks and a Fund could lose all of its investment in any Distressed Security.
Distressed Securities are subject to greater credit and liquidity risks than other types of loans. Reduced liquidity can affect the values of Distressed Securities, make their valuation and sale more difficult, and result in greater volatility. A bankruptcy proceeding or other court proceeding could delay or limit the ability of the Fund to collect the principal and interest payments on Distressed Securities or adversely affect the Fund’s rights in collateral relating to a Distressed Security. If a lawsuit is brought by creditors of a borrower under a Distressed Security, a court or a trustee in bankruptcy could take certain actions that would be adverse to a Fund. For example:
•
Other creditors might convince the court to set aside a loan or the collateralization of the loan as a “fraudulent conveyance” or “preferential transfer.” In that event, the court could recover from the Fund the interest and principal payments that the borrower made before becoming insolvent. There can be no assurance that the Fund would be able to prevent that recapture.

•
A bankruptcy court may restructure the payment obligations under the loan so as to reduce the amount to which the Fund would be entitled.

•
The court might discharge the amount of the loan that exceeds the value of the collateral.

•
The court could subordinate the Fund’s rights to the rights of other creditors of the borrower under applicable law, decreasing, potentially significantly, the likelihood of any recovery on the Fund’s investment.

A Fund may, but will not necessarily, invest in a Distressed Security when the investment adviser or subadviser believes it is likely that the issuer of the Distressed Securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the Fund will receive new securities in return for the Distressed Securities. There can be no assurance that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which a Fund makes its investment in Distressed Securities and the time that any such exchange offer or plan of reorganization is completed. Even if an exchange offer is made or plan of reorganization is adopted with respect to Distressed Securities held by a Fund, there can be no assurance that the securities or other assets received by a Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. If a Fund participates in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Distressed Securities, the Fund may be restricted from disposing of such securities.
Dollar Roll Transactions
A Fund may enter into dollar roll transactions, in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date from the same party. A Fund may invest in dollar rolls in order to benefit from anticipated changes in pricing for the mortgage-backed securities during the term of the transaction, or for the purpose of creating investment leverage.
In a dollar roll, the securities that are to be purchased will be of the same type as the securities sold, but will be supported by different pools of mortgages. A Fund that engages in a dollar roll forgoes principal and interest paid on the sold securities during the roll period, but is compensated by the difference between the current sales price and the lower forward price for the future purchase. In addition, a Fund may benefit by investing the transaction proceeds during the roll period. Dollar roll transactions generally have the effect of creating leverage in a Fund’s portfolio.
Dollar rolls involve the risk that the Fund’s counterparty will be unable to deliver the mortgage-backed securities underlying the dollar roll at the fixed time. If the counterparty files for bankruptcy or becomes insolvent, the counterparty or its representative may ask for and receive an extension of time to decide whether to enforce the Fund’s repurchase obligation. A Fund’s use of the transaction proceeds may be restricted pending such decision. A Fund may enter into dollar roll transactions without limit up to the amount permitted under applicable law.
Exchange Traded Notes (ETNs)
ETNs are senior, unsecured, debt securities typically issued by financial institutions. An ETN’s return is typically based on the performance of a particular market index, and the value of the index may be impacted by market forces that affect the value of ETNs in unexpected ways. ETNs are similar to Structured Investments, except that they are typically listed on an exchange and traded in the secondary market. See “Structured Investments” in this SAI. The return on an ETN is based on the performance of the specified market index, and an investor may, at maturity, realize a negative return on the investment. ETNs typically do not make periodic interest payments and principal is not protected. The repayment of principal and any additional return due either at maturity or upon repurchase by the issuer depends on the issuer’s ability to pay, regardless of the performance of the underlying index. Accordingly, ETNs are subject to credit risk that the issuer will default or will be unable to make timely payments of principal. Certain events can impact an ETN issuer’s financial situation and ability to make timely payments to ETN holders, including economic, political, legal, or regulatory changes and natural disasters. Event risk is unpredictable and can significantly impact ETN holders.
The market value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand of the ETN, volatility and lack of liquidity in the underlying assets, changes in the applicable interest rates, the current performance of the market index to which the ETN is linked, and the credit rating of the ETN issuer. The market value of an ETN may differ from the performance of the applicable market index and there may be times when an ETN trades at a premium or discount. This difference in price may be due to the fact that the supply and demand in the market for ETNs at any point in time is not always identical to the supply and demand in the market for the securities underlying the market index that the ETN seeks to track. A change in the issuer’s credit rating may also impact the value of an ETN without regard to the level of the underlying market index. ETNs are also subject to tax risk. No assurance can be given that the Internal Revenue Service (“IRS”) will accept, or a court will uphold, how the Funds characterize and treat ETNs for tax purposes.
A Fund’s ability to sell its ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN. Some ETNs may be relatively illiquid and may therefore be difficult to purchase or sell at a fair price. Leveraged ETNs may offer the potential for greater return, but their values may be highly volatile.
Financial Services Companies
A Fund may invest in financial services companies. Financial services companies are subject to extensive government regulation that may affect their profitability in many ways, including by limiting the amount and types of loans and other commitments they can make, and the interest rates and fees they can charge. A financial services company’s profitability, and therefore its stock price, is especially sensitive to interest rate changes as well as the ability of borrowers to repay their loans. Changing regulations, continuing consolidations, and development of new products and structures all are likely to have a significant impact on financial services companies.
Fixed Income Securities
Certain of the debt securities in which the Funds may invest may not offer as high a yield as may be achieved from lower quality instruments having less safety. If a Fund disposes of an obligation prior to maturity, it may realize a loss or a gain. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. In addition, investments are subject to the ability of the issuer to make payment at maturity.
As discussed, a decline in prevailing levels of interest rates generally increases the value of debt securities in a Fund’s portfolio, while an increase in rates usually reduces the value of those securities. As a result, to the extent that a Fund invests in debt securities, interest rate fluctuations will affect its NAV, but not the income it receives from its debt securities. In addition, if the debt securities contain call, prepayment, or redemption provisions, during a period of declining interest rates, those securities are likely to be redeemed, and a Fund would probably be unable to replace them with securities having as great a yield. Certain events, such as market or economic developments, regulatory or government actions, natural disasters, terrorist attacks, war, and other geopolitical events can have a dramatic adverse effect on the debt market and the overall liquidity of the market for fixed income securities.
Investment in medium- or lower-grade debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt this market and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. In addition, lower-quality bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in servicing their principal and interest payment obligations. Furthermore, medium- and lower-grade debt securities tend to be less marketable than higher-quality debt securities because the market for them is less broad. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and a Fund may have greater difficulty selling its portfolio securities. The market value of these securities and their liquidity may be affected by adverse publicity and investor perceptions.
Foreign Securities
Each Fund may invest in foreign securities. Foreign securities include securities of foreign companies and foreign governments (or agencies or subdivisions thereof). If a Fund’s securities are held abroad, the countries in which such securities may be held and the sub-custodian holding them must be approved by the Board or its delegate under applicable rules adopted by the SEC. In buying foreign securities, each Fund may convert U.S. dollars into foreign currency.
The globalization and integration of the world economic system and related financial markets have made it increasingly difficult to define issuers geographically. Accordingly, the Funds intend to construe geographic terms such as “foreign,” “non-U.S.,” “European,” “Latin American,” “Asian,” and “emerging markets” in the manner that affords to the Funds the greatest flexibility in seeking to achieve the investment objective(s) of the relevant Fund. Specifically, unless otherwise stated, in circumstances where the investment objective and/or strategy is to invest (a) exclusively in “foreign securities,” “non-U.S. securities,” “European securities,” “Latin American securities,” “Asian securities,” or “emerging markets” (or similar directions) or (b) at least some percentage of the Fund’s assets in foreign securities, etc., the Fund will take the view that a security meets this description so long as the issuer of a security is tied economically to the particular country or geographic region indicated by words of the relevant investment objective and/or strategy (the “Relevant Language”). For these purposes the issuer of a security is deemed to have that tie if:
(i)
the issuer is organized under the laws of the country or a country within the geographic region suggested by the Relevant Language or maintains its principal place of business in that country or region; or

(ii)
the securities are traded principally in the country or region suggested by the Relevant Language; or

(iii)
the issuer, during its most recent fiscal year, derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the country or region suggested by the Relevant Language or has at least 50% of its assets in that country or region.

In addition, the Funds intend to treat derivative securities (e.g., call options) by reference to the underlying security. Conversely, if the investment objective and/or strategy of a Fund limits the percentage of assets that may be invested in “foreign securities,” etc. or prohibits such investments altogether, a Fund intends to categorize securities as “foreign,” etc. only if the security possesses all of the attributes described above in clauses (i), (ii), and (iii).
Foreign securities also include a Fund’s investment in foreign securities through depositary receipts, in the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), or other similar securities. An ADR is a U.S. dollar-denominated security issued by a U.S. bank or trust company that represents, and may be converted into, a foreign security. An EDR or a GDR is generally similar but is issued by a non-U.S. bank. Depositary receipts are subject to the same risks as direct investment in foreign securities. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted, and changes in currency exchange rates may affect the value of an ADR investment in ways different from direct investments in foreign securities. Funds may invest in both sponsored and unsponsored depositary receipts. Unsponsored depositary receipts are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuers may not be as current for unsponsored depositary receipts and the prices of unsponsored depositary receipts may be more volatile than if such instruments were sponsored by the issuer. An investment in an ADR is subject to the credit risk of the issuer of the ADR.
Investments in foreign securities involve special risks and considerations. As foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards, practices, and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. For example, foreign markets have different clearance and settlement procedures. Delays in settlement could result in temporary periods when assets of a Fund are uninvested. The inability of a Fund to make intended security purchases due to settlement problems could cause it to miss certain investment opportunities. Foreign securities may also entail certain other risks, such as the possibility of one or more of the following: imposition of dividend or interest withholding or confiscatory taxes, higher brokerage costs, thinner trading markets, currency blockages or transfer restrictions, expropriation, nationalization, military coups, economic sanctions, or other adverse political or economic developments; less government supervision and regulation of securities exchanges, brokers and listed companies; and the difficulty of enforcing obligations in other countries. Purchases of foreign securities are usually made in foreign currencies and, as a result, a Fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the value of foreign currencies against the U.S. dollar. Further, it may be more difficult for a Fund’s agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Certain markets may require payment for securities before delivery. In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, diplomatic developments that could adversely affect the values of the Fund’s investments in certain non-U.S. countries, and quotas or other limits on the ability of the Fund (or clients of the Fund’s investment adviser or subadviser) to invest or maintain investments in securities of issuers in certain countries.
A number of current significant political, demographic, and economic developments may affect investments in foreign securities and in securities of companies with operations overseas. The course of any one or more of these events and the effect on trade barriers, competition, and markets for consumer goods and services are uncertain. Similar considerations are of concern with respect to developing countries. For example, the possibility of revolution and the dependence on foreign economic assistance may be greater in these countries than in developed countries. Management seeks to mitigate the risks associated with these considerations through diversification and active professional management.
In addition to the general risks of investing in foreign securities, investments in emerging markets involve special risks. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets may have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a Fund due to subsequent declines in values of the portfolio securities, decrease in the level of liquidity in a Fund’s portfolio, or, if a Fund has entered into a contract to sell the security, possible liability to the purchaser. Certain markets may require payment for securities before delivery, and in such markets a Fund bears the risk that the securities will not be delivered and that the Fund’s payments will not be returned. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, or may have restrictions on foreign ownership or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.
Certain emerging markets may require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market’s balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to that Fund of any restrictions on investments.
Investment in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of a Fund.
Risk of Investing in China through Stock Connect.  China A-shares are equity securities of companies domiciled in the People’s Republic of China (“China” or the “PRC”) that trade on Chinese stock exchanges such as the Shanghai Stock Exchange (“SSE”) and the Shenzhen Stock Exchange (“SZSE”) (“A-shares”). Foreign investment in A-shares on the SSE and SZSE has historically not been permitted, other than through a license granted under regulations in the PRC known as the Qualified Foreign Institutional Investor and Renminbi Qualified Foreign Institutional Investor systems. Each license permits investment in A-shares only up to a specified quota.
Investment in eligible A-shares listed and traded on the SSE or SZSE is also permitted through the Shanghai-Hong Kong Stock Connect program or the Shenzhen-Hong Kong Stock Connect program, as applicable (each, a “Stock Connect” and collectively, “Stock Connects”). Each Stock Connect is a securities trading and clearing links program established by The Stock Exchange of Hong Kong Limited (“SEHK”), the Hong Kong Securities Clearing Company

Limited (“HKSCC”), the SSE or SZSE, as applicable, and China Securities Depository and Clearing Corporation Limited (“CSDCC”) that aims to provide mutual stock market access between the PRC and Hong Kong by permitting investors to trade and settle shares on each market through their local securities brokers. Under Stock Connects, a Fund’s trading of eligible A-shares listed on the SSE or SZSE, as applicable, would be effectuated through its Hong Kong broker and a securities trading service company established by SEHK.
Although no individual investment quotas or licensing requirements apply to investors in Stock Connects, trading through a Stock Connect’s Northbound Trading Link is subject to daily investment quota limitations which require that buy orders for A-shares be rejected once the daily quota is exceeded (although a Fund will be permitted to sell A-shares regardless of the quota). These limitations may restrict a Fund from investing in A-shares on a timely basis, which could affect the Fund’s ability to effectively pursue its investment strategy. Investment quotas are also subject to change. Investment in eligible A-shares through a Stock Connect is subject to trading, clearance and settlement procedures that could pose risks to a Fund. A-shares purchased through Stock Connects generally may not be sold or otherwise transferred other than through Stock Connects in accordance with applicable rules. For example, the PRC regulations require that in order for an investor to sell any A-share on a certain trading day, there must be sufficient A-shares in the investor’s account before the market opens on that day. If there are insufficient A-shares in the investor’s account, the sell order will be rejected by the SSE or SZSE, as applicable. SEHK carries out pre-trade checking on sell orders of certain stocks listed on the SSE market (“SSE Securities”) or SZSE market (“SZSE Securities”) of its participants (i.e., stock brokers) to ensure that this requirement is satisfied. While shares must be designated as eligible to be traded under a Stock Connect, those shares may also lose such designation, and if this occurs, such shares may be sold but cannot be purchased through a Stock Connect. In addition, Stock Connects will only operate on days when both the Chinese and Hong Kong markets are open for trading, and banking services are available in both markets on the corresponding settlement days. Therefore, an investment in A-shares through a Stock Connect may subject a Fund to a risk of price fluctuations on days when the Chinese market is open, but a Stock Connect is not trading. Moreover, day (turnaround) trading is not permitted on the A-shares market. If an investor buys A-shares on day “T,” the investor will only be able to sell the A-shares on or after day T+1. Further, since all trades of eligible A-shares must be settled in Chinese currency, the renminbi (“RMB”), investors must have timely access to a reliable supply of offshore RMB, which cannot be guaranteed. There is also no assurance that RMB will not be subject to devaluation. Any devaluation of RMB could adversely affect a Fund’s investments. If a Fund holds a class of shares denominated in a local currency other than RMB, the Fund will be exposed to currency exchange risk if the Fund converts the local currency into RMB for investments in A-shares. A Fund may also incur conversion costs.
A-shares held through the nominee structure under a Stock Connect will be held through HKSCC as nominee on behalf of investors. The precise nature and rights of a Fund as the beneficial owner of the SSE Securities or SZSE Securities through HKSCC as nominee is not well defined under the PRC laws. There is a lack of a clear definition of, and distinction between, legal ownership and beneficial ownership under the PRC laws and there have been few cases involving a nominee account structure in the PRC courts. The exact nature and methods of enforcement of the rights and interests of a Fund under the PRC laws is also uncertain. In the unlikely event that HKSCC becomes subject to winding up proceedings in Hong Kong, there is a risk that the SSE Securities or SZSE Securities may not be regarded as held for the beneficial ownership of a Fund or as part of the general assets of HKSCC available for general distribution to its creditors. Notwithstanding the fact that HKSCC does not claim proprietary interests in the SSE Securities or SZSE Securities held in its omnibus stock account in the CSDCC, the CSDCC as the share registrar for SSE- or SZSE-listed companies will still treat HKSCC as one of the shareholders when it handles corporate actions in respect of such SSE Securities or SZSE Securities. HKSCC monitors the corporate actions affecting SSE Securities and SZSE Securities and keeps participants of Central Clearing and Settlement System (“CCASS”) informed of all such corporate actions that require CCASS participants to take steps in order to participate in them. Investors may only exercise their voting rights by providing their voting instructions to HKSCC through participants of CCASS. All voting instructions from CCASS participants will be consolidated by HKSCC, who will then submit a combined single voting instruction to the relevant SSE- or SZSE-listed company.
A Fund’s investments through a Stock Connect’s Northbound Trading Link are not covered by Hong Kong’s Investor Compensation Fund. Hong Kong’s Investor Compensation Fund is established to pay compensation to investors of any nationality who suffer pecuniary losses as a result of default of a licensed intermediary or authorized financial institution in relation to exchange-traded products in Hong Kong. In addition, since a Fund carries out Northbound Trading through securities brokers in Hong Kong but not PRC brokers, it is not protected by the China Securities Investor Protection Fund in the PRC.
Market participants are able to participate in Stock Connects subject to meeting certain information technology capability, risk management and other requirements as may be specified by the relevant exchange and/or clearing house.

Further, the “connectivity” in Stock Connects requires routing of orders across the border of Hong Kong and the PRC. This requires the development of new information technology systems on the part of SEHK and exchange participants. There is no assurance that the systems of SEHK and market participants will function properly or will continue to be adapted to changes and developments in both markets. In the event that the relevant systems fail to function properly, trading in A-shares through Stock Connects could be disrupted.
The Shanghai-Hong Kong Stock Connect program launched in November 2014 and the Shenzhen-Hong Kong Stock Connect program launched in December 2016 are both in their initial stages. The current regulations are relatively untested and there is no certainty as to how they will be applied or interpreted going forward. In addition, the current regulations are subject to change and there can be no assurance that a Stock Connect will not be discontinued. New regulations may be issued from time to time by the regulators and stock exchanges in China and Hong Kong in connection with operations, legal enforcement and cross-border trades under Stock Connects. A Fund may be adversely affected as a result of such changes. Furthermore, the securities regimes and legal systems of China and Hong Kong differ significantly and issues may arise from the differences on an on-going basis. In the event that the relevant systems fail to function properly, trading in both markets through Stock Connects could be disrupted and a Fund’s ability to achieve its investment objective may be adversely affected. In addition, a Fund’s investments in A-shares through Stock Connects are generally subject to Chinese securities regulations and listing rules, among other restrictions. Further, different fees, costs and taxes are imposed on foreign investors acquiring A-shares through Stock Connects, and these fees, costs and taxes may be higher than comparable fees, costs and taxes imposed on owners of other securities providing similar investment exposure.
A-Share Market Suspension Risk.   A-shares may only be bought from, or sold to, a Fund at times when the relevant A-shares may be sold or purchased on the relevant Chinese stock exchange. The A-shares market has a higher propensity for trading suspensions than many other global equity markets. Trading suspensions in certain stocks could lead to greater market execution risk and costs for a Fund. The SSE and SZSE currently apply a daily price limit, generally set at 10%, of the amount of fluctuation permitted in the prices of A-shares during a single trading day. The daily price limit refers to price movements only and does not restrict trading within the relevant limit. There can be no assurance that a liquid market on an exchange will exist for any particular A-share or for any particular time.
Health Care Companies
A Fund may invest in health care companies. The activities of health care companies may be funded or subsidized by federal and state governments. If government funding and subsidies are reduced or discontinued, the profitability of these companies could be adversely affected. Health care companies may also be affected by government policies on health care reimbursements, regulatory approval for new drugs and medical instruments, and similar matters. They are also subject to legislative risk, i.e., the risk of a reform of the health care system through legislation.
Illiquid Securities
Each Fund may invest not more than 15% of its net assets in “illiquid securities,” which are investments that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may not be able to dispose of such securities in a timely fashion and for a fair price, which could result in losses to a Fund. In addition, illiquid securities are generally more difficult to value. Illiquid securities may include repurchase agreements with maturities greater than seven days, futures contracts and options thereon for which a liquid secondary market does not exist, time deposits maturing in more than seven calendar days, and securities of new and early stage companies whose securities are not publicly traded. The Funds may also purchase securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the 1933 Act. Such securities may be determined to be liquid based on an analysis taking into account, among other things, trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in particular Rule 144A securities, a Fund’s holdings of those securities may be illiquid, resulting in undesirable delays in selling these securities at prices representing fair value.
Index-Related Securities (Equity Equivalents)
The Funds may invest in certain types of securities that enable investors to purchase or sell shares in a portfolio of securities that seeks to track the performance of an underlying index or a portion of an index. Such Equity Equivalents include, among others, DIAMONDS (interests in a portfolio of securities that seeks to track the performance of the Dow Jones Industrial Average), SPDRs or Standard & Poor’s Depositary Receipts (interests in a portfolio of securities that seeks to track the performance of the S&P 500 Index), and the Nasdaq-100 Trust (interests in a portfolio of securities of the largest and most actively traded non-financial companies listed on the Nasdaq Stock Market). Such securities are similar to index mutual funds, but they are traded on various stock exchanges or secondary markets. The value of these securities is dependent upon the performance of the underlying index on which they are based. Thus, these securities are subject to the same risks as their underlying indexes as well as the securities that make up those indexes. For example, if the securities comprising an index that an index-related security seeks to track perform poorly, the index-related security will lose value.
Equity Equivalents may be used for several purposes, including to simulate full investment in the underlying index while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transaction costs, or to seek higher investment returns where an Equity Equivalent is priced more attractively than securities in the underlying index. Because the expense associated with an investment in Equity Equivalents may be substantially lower than the expense of small investments directly in the securities comprising the indexes they seek to track, investments in Equity Equivalents may provide a cost-effective means of diversifying the fund’s assets across a broad range of equity securities.
The prices of Equity Equivalents are derived and based upon the securities held by the particular investment company. Accordingly, the level of risk involved in the purchase or sale of an Equity Equivalent is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for such instruments is based on a basket of stocks. The market prices of Equity Equivalents are expected to fluctuate in accordance with both changes in the NAVs of their underlying indexes and the supply and demand for the instruments on the exchanges on which they are traded. Substantial market or other disruptions affecting an Equity Equivalent could adversely affect the liquidity and value of the shares of the fund investing in such instruments.
Inflation-Linked Securities
Inflation-linked securities are typically fixed income securities whose principal values are periodically adjusted according to a measure of inflation. If the index measuring inflation falls, the principal value of an inflation-linked security will be adjusted downward, and consequently the interest payable on the security (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original principal of the security upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-linked securities. For securities that do not provide a similar guarantee, the adjusted principal value of the security repaid at maturity may be less than the original principal.
Alternatively, the interest rates payable on certain inflation-linked securities may be adjusted according to a measure of inflation. As a result, the principal values of such securities do not adjust according to the rate of inflation, although the interest payable on such securities may decline during times of falling inflation.
The values of inflation-linked securities are expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-linked securities. Inflation-linked securities may cause a potential cash flow mismatch to investors, because an increase in the principal amount of an inflation-linked security will be treated as interest income currently subject to tax at ordinary income rates even though investors will not receive repayment of principal until maturity. If a Fund invests in such securities, it will be required to distribute such interest income in order to qualify for treatment as a regulated investment company and eliminate the Fund-level tax, without a corresponding receipt of cash, and therefore may be required to dispose of portfolio securities at a time when it may not be advantageous to do so in order to make such distributions.
While the values of inflation-linked securities are expected to be largely protected from long-term inflationary trends, short-term increases in inflation may lead to declines in value. In addition, if interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in inflation-linked securities may not be protected to the extent that the increase is not reflected in the securities’ inflation measure.
The periodic adjustment of U.S. Treasury inflation-linked securities is tied to the Consumer Price Index for All Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation, and energy. Inflation-linked securities issued by a foreign government or a private issuer are generally adjusted to reflect an inflation measure specified by the issuer. There can be no assurance that the CPI-U or any other inflation measure will accurately measure the real rate of inflation in the prices of goods and services.
IPOs and Other Limited Opportunities
A Fund may purchase securities of companies that are offered pursuant to an initial public offering (“IPO”) or other similar limited opportunities. Although companies can be any age or size at the time of their IPO, they are often smaller and have a limited operating history, which involves a greater potential for the value of their securities to be impaired following the IPO. The price of a company’s securities may be highly unstable at the time of its IPO and for a period thereafter due to factors such as market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available, and limited availability of investor information. Securities purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the NAV and return earned on a Fund’s shares. Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by sales of additional shares, and by concentration of control in existing management and principal shareholders. In addition, all of the factors that affect the performance of an economy or equity markets may have a greater impact on the shares of IPO companies. IPO securities tend to involve greater risk due, in part, to public perception and the lack of publicly available information and trading history.
Master Limited Partnerships
A Fund may invest in master limited partnerships (“MLPs”), which are limited partnerships in which ownership units are publicly traded. MLPs often own or own interests in properties or businesses that are related to oil and gas industries, including pipelines, although MLPs may invest in other types of investments, including credit-related investments. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners (like a Fund when it invests in an MLP) are not involved in the day-to-day management of the partnership. A Fund also may invest in companies who serve (or whose affiliates serve) as MLP general partners.
Investments in MLPs are generally subject to many of the risks that apply to partnerships. For example, holders of the units of MLPs may have limited control and limited voting rights on matters affecting the partnership. There may be fewer corporate protections afforded investors in an MLP than investors in a corporation. Conflicts of interest may exist among unit holders, subordinated unit holders, and the general partner of an MLP, including those arising from incentive distribution payments. MLPs that concentrate in a particular industry or region are subject to risks associated with such industry or region. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. Investments held by MLPs may be illiquid. MLP units may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.
A Fund may also hold investments in limited liability companies that have many of the same characteristics and are subject to many of the same risks as master limited partnerships.
The manner and extent of a Fund’s investments in MLPs and limited liability companies may be limited by its intention to qualify as a regulated investment company under the Code, and any such investments by the Fund may adversely affect the ability of the Fund to qualify as such.
Mortgage- and Asset-Backed Securities
Mortgage-backed securities, including collateralized mortgage obligations (“CMOs”) and certain stripped mortgage-backed securities, represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, receivables from credit card agreements, home equity loans, and student loans. Asset-backed securities may also include collateralized debt obligations as described below.
A Fund may invest in mortgage-backed securities issued or guaranteed by (i) U.S. Government agencies or instrumentalities such as the Government National Mortgage Association (“GNMA”) (also known as Ginnie Mae), the Federal National Mortgage Association (“FNMA”) (also known as Fannie Mae), and the Federal Home Loan Mortgage Corporation (“FHLMC”) (also known as Freddie Mac) or (ii) other issuers, including private companies. Under the Federal Housing Finance Agency’s “Single Security Initiative,” Fannie Mae and Freddie Mac have entered into a joint initiative to develop a common securitization platform for the issuance of Uniform Mortgage-Backed Securities (“UMBS”), which would generally align the characteristics of Fannie Mae and Freddie Mac mortgage-backed securities. In June 2019 Fannie Mae and Freddie Mac started to issue UMBS in place of their current offerings of TBA-eligible mortgage-backed securities. The effect of the issuance of UMBS on the market for mortgage-backed securities is uncertain. Privately issued mortgage-backed securities may include securities backed by commercial mortgages, which are mortgages on commercial, rather than residential, real estate. Privately issued mortgage-backed securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-backed securities held in a Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans. There is no assurance that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so. In addition, certain governmental entities have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight and/or other consequences that could adversely affect the credit quality, availability, or investment character of securities issued by these entities.
Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-related securities. In that event a Fund may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgages, and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. If the life of a mortgage-related security is inaccurately predicted, a Fund may not be able to realize the rate of return the investment adviser or subadviser expected.
Mortgage-backed and asset-backed securities are less effective than other types of securities as a means of  “locking in” attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar or greater risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the Funds. The terms of certain asset-backed securities may require early prepayment in response to certain credit events potentially affecting the values of the asset-backed securities.
At times, some mortgage-backed and asset-backed securities will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses on securities purchased at a premium.
CMOs may be issued by a U.S. Government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. Government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. Government, its agencies or instrumentalities, or any other person or entity.
CMOs typically issue multiple classes of securities, having different maturities, interest rates, and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subordinated to payments on other classes or series and may be subject to contingencies; or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing their volatility. Certain classes or series of CMOs may experience high levels of volatility in response to changes in interest rates and other factors.
Stripped mortgage-backed securities are usually structured with two classes that receive payments of interest or principal on a pool of mortgage loans. Stripped mortgage-backed securities may experience very high levels of volatility in response to changes in interest rates. The yield to maturity on an interest only or “IO” class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments will typically result in a substantial decline in the value of IOs and may have a significant adverse effect on a Fund’s yield to maturity to the extent it invests in

IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully, or at all, its initial investment in these securities. Conversely, principal only securities or “POs” tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated.
The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting a Fund’s ability to buy or sell those securities at any particular time.
Subprime mortgage loans, which typically are made to less creditworthy borrowers, have a higher risk of default than conventional mortgage loans. Therefore, mortgage-backed securities backed by subprime mortgage loans may suffer significantly greater declines in value due to defaults, and may experience high levels of volatility.
A Fund may invest in collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), and other similarly structured securities. CBOs, CLOs, and other CDOs are types of asset-backed securities. A CBO is typically an obligation of a trust backed (or collateralized) by a pool of securities, often including high risk, below investment grade debt securities. The collateral may include many different types of debt securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities, and emerging market debt. A CLO is typically an obligation of a trust backed (or collateralized) by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other types of CDOs may include, by way of example, obligations of trusts backed by other types of assets representing obligations of various types, and may include high risk, below investment grade debt obligations. CBOs, CLOs, and other CDOs may pay management fees and administrative expenses. The risk profile of an investment in a CBO, CLO, or other CDO depends largely on the type of the collateral securities and the class of the instrument in which a Fund invests.
For CBOs, CLOs, and other CDOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which typically bears the effects of defaults from the bonds or loans in the trust in the first instance and may serve to protect other, senior tranches from defaults. Typically, the more senior the tranche in a CBO, CLO, or other CDO, the higher its rating, although senior tranches can experience substantial losses due to actual defaults. The market values of CBO, CLO, and CDO obligations may be affected by a number of factors, including, among others, changes in interest rates, defaults affecting junior tranches, market anticipation of defaults, and general market aversion to CBO, CLO, or other CDO securities as a class, or to the collateral backing them.
CBOs, CLOs, and other CDOs may be illiquid. In addition to the risks associated with debt securities discussed elsewhere in this SAI and the Funds’ Prospectus (e.g., interest rate risk and the risk of default), CBOs, CLOs, and other CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments on a CBO’s, CLO’s, or other CDO’s obligations; (ii) the collateral may decline in value or be in default; (iii) the risk that Funds may invest in tranches of CBOs, CLOs, or other CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
Other Income-Producing Securities
Other types of income-producing securities the Funds may purchase, include, but are not limited to, the following:
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Variable and floating rate obligations. Variable and floating rate securities are debt instruments that provide for periodic adjustments in the interest rate paid on the security and, under certain limited circumstances, may have varying principal amounts. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that may change with change to the level of prevailing interest rates or the issuer’s credit quality. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity. There is a risk that the current interest rate on variable and floating securities may not accurately reflect current market interest rates or adequately compensate the holder for the current creditworthiness of the issuer. Due to their variable- or floating-rate features, these instruments will generally pay higher levels of income in a rising interest rate environment and lower levels of income as interest rates decline. For the same reason, the market value of a variable- or floating-rate instrument is generally expected to have less sensitivity to fluctuations in market interest rates than a fixed-rate instrument, although the value of a floating-rate instrument may nonetheless decline as interest rates rise and due to other factors, such as changes in credit quality. Some variable or floating rate securities are structured with liquidity features such as (1) put options or tender options that permit holders (sometimes subject to conditions) to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries or (2) auction rate features, remarketing provisions, or other maturity-shortening devices designed to enable the issuer to refinance or redeem outstanding debt securities (market-dependent liquidity features). The market-dependent liquidity features may not operate as intended as a result of the issuer’s declining creditworthiness, adverse market conditions, or other factors or the inability or unwillingness of a participating broker-dealer to make a secondary market for such securities. As a result, variable or floating rate securities that include market-dependent liquidity features may lose value and the holders of such securities may be required to retain them for an extended period of time or until maturity.
In order to use these investments most effectively, a Fund’s investment adviser or subadviser must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the investment adviser or subadviser incorrectly forecasts such movements, a Fund could be adversely affected by the use of variable or floating rate obligations.
Many financial instruments use or may use a floating rate based on the London Interbank Offered Rate (“LIBOR”), which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on a Fund or the financial instruments in which a Fund invests cannot yet be determined. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.
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Standby commitments. These instruments, which are similar to a put, give a Fund the option to obligate a broker, dealer, or bank to repurchase a security held by the Fund at a specified price.

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Tender option bonds. Tender option bonds are relatively long-term bonds that are coupled with the agreement of a third party, such as a broker, dealer, or bank, to grant the holders of such securities the option to tender the securities to the institution at periodic intervals.

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Inverse floaters. Inverse floaters have variable interest rates that typically move in the opposite direction from movements in prevailing interest rates, most often short-term rates. Accordingly, the value of inverse floaters, or other obligations or certificates structured to have similar features, generally moves in the opposite direction from interest rates. The value of an inverse floater can be considerably more volatile than the value of other debt instruments of comparable maturity and credit quality. Inverse floaters incorporate varying degrees of leverage. Generally, greater leverage results in greater price volatility for any given change in interest rates. Inverse floaters may be subject to legal or contractual restrictions on resale and therefore may be less liquid than other types of securities. Similar to variable and floating rate obligations, effective use of inverse floaters requires skills different from those needed to select most portfolio securities. If movements in interest rates are incorrectly anticipated, a Fund could lose money or the NAV of its shares could decline by the use of inverse floaters.

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Strip bonds. Strip bonds are debt securities that are stripped of their interest, usually by a financial intermediary, after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturities.

Standby commitments, tender option bonds, and instruments with demand features are primarily used by the Funds for the purpose of increasing the liquidity of a Fund’s portfolio.
Other Investment Companies
A Fund may invest in securities of other open- or closed-end investment companies, including ETFs, traded on one or more national securities exchanges, as well as private investment vehicles. Provisions of the 1940 Act may limit the ability of a Fund to invest in certain registered investment companies or private investment vehicles or may limit the amount of its assets that a Fund may invest in any investment vehicle.
A Fund may, for example, invest in other open or closed-end investment companies, including ETFs, during periods when it has large amounts of uninvested cash, when its investment adviser or subadviser believes share prices of other investment companies offer attractive values, or to gain or maintain exposure to various asset classes and markets or types of strategies and investments. A Fund may invest in shares of another registered investment company or private investment vehicle in order to gain indirect exposure to markets in a country where the Fund is not able to invest freely, or to gain indirect exposure to one or more issuers whose securities it may not buy directly. As a shareholder in an investment vehicle, a Fund would bear its ratable share of that vehicle’s expenses and would remain subject to payment of the Fund’s management fees with respect to assets so invested. Shareholders would therefore be subject to duplicative expenses to the extent a Fund invests in other investment vehicles. Shares of registered open-end investment companies traded on a securities exchange may not be redeemable by a Fund in all cases. Private investment vehicles in which a Fund may invest are not registered under the 1940 Act, and so will not offer all of the protections provided by the 1940 Act (including, among other things, independent oversight, protections against certain conflicts of interest, and custodial risks).
If a Fund invests in another investment vehicle, it is exposed to the risk that the other investment vehicle will not perform as expected. A Fund is exposed indirectly to all of the risks applicable to an investment in such other investment vehicle. In addition, lack of liquidity in the other investment vehicle could result in its value being more volatile than the underlying portfolio of securities, and may limit the ability of a Fund to sell or redeem its interest in the investment vehicle at a time or at a price it might consider desirable. A Fund may not be able to redeem its interest in private investment vehicles except at certain designated times. The investment policies and limitations of the other registered investment company or private investment vehicle may not be the same as those of the investing Fund; as a result, the Fund may be subject to additional or different risks, or may achieve a reduced investment return, as a result of its investment in another investment vehicle. If the other investment company is an ETF or other product traded on a securities exchange or otherwise actively traded, its shares may trade at a premium or discount to their NAV, an effect that might be more pronounced in less liquid markets. A Fund’s investment adviser or subadviser or their affiliates may serve as investment adviser to a registered investment company or private investment vehicle in which the Fund may invest, leading to conflicts of interest. For example, a Fund’s investment adviser or subadviser may receive fees based on the amount of assets invested in the other investment vehicle. Investment by a Fund in another registered investment company or private investment vehicle will typically be beneficial to its investment adviser or subadviser in the management of the other investment vehicle, by helping to achieve economies of scale or enhancing cash flows. Due to this and other factors, a Fund’s investment adviser or subadviser will have an incentive to invest the Fund’s assets in an investment vehicle sponsored or managed by it or its affiliates in lieu of investments by the Fund directly in portfolio securities, and will have an incentive to invest in such an investment vehicle over a non-affiliated investment vehicle. The investment adviser or subadviser will have no obligation to select the least expensive or best performing investment companies available to serve as an underlying investment vehicle. Similarly, a Fund’s investment adviser or subadviser will have an incentive to delay or decide against the sale of interests held by the Fund in an investment company sponsored or managed by it or its affiliates. It is possible that other clients of a Fund’s investment adviser or subadviser or its affiliates will purchase or sell interests in an investment company sponsored or managed by it at prices and at times more favorable than those at which the Fund does so.
T. Rowe Price may invest the assets of the Diversified Value Fund, Equity Opportunities Fund, Blue Chip Growth Fund, Mid Cap Growth Fund, or MM Select T. Rowe Price International Equity Fund, respectively, into money market funds. Therefore, T. Rowe Price may choose to invest any available cash reserves in a money market fund established for the exclusive use of the T. Rowe Price family of mutual funds and other T. Rowe Price clients. Currently, two such money market funds are in operation—T. Rowe Price Government Reserve Fund (“GRF”) and T. Rowe Price Treasury Reserve Fund (“TRF”), each a series of the T. Rowe Price Reserve Investment Funds, Inc. Additional series may be created in the future.
GRF and TRF must comply with the requirements of Rule 2a-7 under the 1940 Act governing money market funds. Each fund invests at least 99.5% of its total assets in cash, U.S. Government securities, and/or repurchase agreements that are collateralized by U.S. Government securities or cash. The funds do not pay an advisory fee to the investment manager at T. Rowe Price, but will incur other expenses. GRF and TRF are expected by T. Rowe Price to operate at a very low expense ratio. The Funds will only invest in GRF or TRF to the extent it is consistent with their investment objective and program. GRF and TRF are neither insured nor guaranteed by the U.S. Government, and there is no assurance they will maintain a stable NAV of  $1.00 per share.
Partly Paid Securities
These securities are paid for on an installment basis. A partly paid security trades net of outstanding installment payments—the buyer “takes over payments.” The buyer’s rights are typically restricted until the security is fully paid. If the value of a partly paid security declines before a Fund finishes paying for it, the Fund will still owe the payments, but may find it hard to sell and as a result will incur a loss.

Portfolio Management
A Fund’s investment adviser or subadviser uses trading as a means of managing the portfolio of the Fund in seeking to achieve its investment objective. Transactions will occur when a Fund’s investment adviser or subadviser believes that the trade, net of transaction costs, will improve interest income or capital appreciation potential, or will lessen capital loss potential. Whether the goals discussed above will be achieved through trading depends on the Fund’s investment adviser’s or subadviser’s ability to evaluate particular securities and anticipate relevant market factors, including interest rate trends and variations from such trends. If such evaluations and expectations prove to be incorrect, a Fund’s income or capital appreciation may be reduced and its capital losses may be increased. In addition, high turnover in a Fund could result in additional brokerage commissions to be paid by that Fund. See also “Taxation” below.
The Funds may pay brokerage commissions to affiliates of one or more affiliates of the Funds’ investment adviser or subadvisers.
Portfolio Turnover
Portfolio turnover involves brokerage commissions and other transaction costs, which the relevant Fund will bear directly, and could involve realization of taxable capital gains. To the extent that portfolio turnover results in realization of net short-term capital gains, such gains ordinarily are treated as ordinary income when distributed to shareholders. Portfolio turnover rates are shown in the “Fees and Expenses of the Fund” and “Financial Highlights” sections of the Prospectus. See the “Taxation” and “Portfolio Transactions and Brokerage” sections in this SAI for additional information.
Real Estate-Related Investments; Real Estate Investment Trusts
Factors affecting the performance of real estate may include excess supply of real property in certain markets, changes in zoning laws, environmental regulations and other governmental action, completion of construction, changes in real estate value and property taxes, losses from casualty, condemnation, or natural disaster, sufficient level of occupancy, adequate rent to cover operating expenses, and local and regional markets for competing assets. The performance of real estate may also be affected by changes in interest rates, prudent management of insurance risks, and social and economic trends.
Real estate investment trusts (“REITs”) that may be purchased by a Fund include equity REITs, which own real estate directly, mortgage REITs, which make construction, development, or long-term mortgage loans, and hybrid REITs, which share characteristics of equity REITs and mortgage REITs. Equity REITs will be affected by, among other things, changes in the value of the underlying property owned by the REITs, while mortgage REITs will be affected by, among other things, the value of the properties to which they have extended credit. REITs are dependent upon the skill of each REIT’s management.
A Fund could, under certain circumstances, own real estate directly as a result of a default on debt securities it owns or from an in-kind distribution of real estate from a REIT. Risks associated with such ownership could include potential liabilities under environmental laws and the costs of other regulatory compliance. If a Fund has rental income or income from the direct disposition of real property, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company and thus its ability to avoid taxation on its income and gains distributed to its shareholders. REITs are also subject to substantial cash flow dependency, defaults by borrowers, self-liquidation, and the risk of failing to qualify for favorable tax treatment under the Code and/or to maintain exempt status under the 1940 Act. If a Fund invests in REITs, investors would bear not only a proportionate share of the expenses of that Fund, but also, indirectly, expenses of the REITs.
Repurchase Agreements
A repurchase agreement is a contract under which a Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund’s cost plus interest). Repurchase agreements may also be viewed as loans made by a Fund which are collateralized by the securities subject to repurchase. The investment adviser or subadviser will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller’s estate. There is no limit on the Funds’ investment in repurchase agreements.

Restricted Securities
Restricted securities are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a Fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.
Reverse Repurchase Agreements and Treasury Rolls
A Fund may enter into reverse repurchase agreements or Treasury rolls with banks and broker-dealers to enhance return. Reverse repurchase agreements involve sales by a Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price (typically equal to the original sale price plus interest). During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on the securities and also has the opportunity to earn a return on the purchase price received by it from the counterparty. Similarly, in a Treasury roll transaction, a Fund sells a Treasury security and simultaneously enters into an agreement to repurchase the security from the buyer at a later date, at the original sale price plus interest. The repurchase price is typically adjusted to provide the Fund the economic benefit of any interest that accrued on the Treasury security during the term of the transaction. The Fund may use the purchase price received by it to earn additional return during the term of the Treasury roll transaction. Reverse repurchase agreements and Treasury rolls are similar to a secured borrowing of a Fund and generally create investment leverage. A Fund might lose money both on the security subject to the reverse repurchase agreement and on the investments it makes with the proceeds of the reverse repurchase agreement. If the counterparty in such a transaction files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds from the sale of its securities may be restricted or forfeited, and the counterparty may fail to return/resell the securities in question to the Fund. A Fund may enter into reverse repurchase agreements or Treasury rolls without limit up to the amount permitted under applicable law.
Securities Lending
A Fund may lend its portfolio securities. The Fund expects that, in connection with any securities loan: (1) the loan will be secured continuously by collateral consisting of U.S. Government securities, cash, or cash equivalents adjusted daily to have market value at least equal to the current market value of the securities loaned; (2) the Fund will have the right at any time on reasonable notice to call the loan and regain the securities loaned; (3) the Fund will receive an amount equal to any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities the Fund has loaned will not at any time exceed one-third (or such other lower limit as the Board may establish) of the total assets of the Fund. The risks in lending portfolio securities, as with other extensions of credit, include a possible delay in recovering the loaned securities or a possible loss of rights in the collateral should the borrower fail financially. Regulations adopted by global prudential regulators that are now in effect require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many securities lending agreements, terms that delay or restrict the rights of counterparties, such as the Funds, to terminate such agreements, foreclose upon collateral, exercise other default rights, or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. It is possible that these new requirements, as well as potential additional government regulation and other developments in the market, could adversely affect a Fund’s ability to terminate existing securities lending agreements or to realize amounts to be received under such agreements. Voting rights or rights to consent with respect to the loaned securities pass to the borrower, although a Fund would retain the right to call the loans at any time on reasonable notice, and may do so in order that the securities may be voted in an appropriate case.
A Fund’s securities loans will be made by a third-party agent appointed by the Fund, although the agent is only permitted to make loans to borrowers previously approved by the Fund’s Board. Any cash collateral securing a loan of securities by a Fund will typically be invested by the agent. The investment of the collateral will be at the risk and for the account of the Fund. The earnings on the investment of collateral will be split between the Fund and the agent; as a result, the agent may have an incentive to invest the collateral in riskier investments than if it were not to share in the earnings. It is possible that any loss on the investment of collateral for a securities loan will exceed (potentially by a substantial amount) the Fund’s earnings on the loan.
Short Sales
A short sale is a transaction in which a fund sells a security it does not own in anticipation that the market price of that security will decline. When a fund makes a short sale on a security, it must borrow the security sold short and deliver it to a broker dealer through which it made the short sale as collateral for its obligation to deliver the security upon the conclusion of the sale. A fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities. If the price of the security sold short increases between the time of the short sale and the time a fund replaces the borrowed security, a fund will incur a loss, which could be unlimited, in cases where a fund is unable for whatever reason to close out its short position; conversely, if the price declines, a fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely impacted by imperfect correlation between movements in the price of the security sold short and the securities being hedged.
Selling short “against-the-box” refers to the sale of securities actually owned by the seller but held in safekeeping. In such short sales, while the short position is open, a fund must own an equal amount of such securities, or by virtue of ownership of securities have the right, without payment of further consideration, to obtain an equal amount of securities sold short. Short sales against-the-box generally produce current recognition of gain (but not loss) for federal income tax purposes on the constructive sale of securities “in the box” prior to the time the short position is closed out.
Trade Claims
A Fund may purchase trade claims and other obligations of, or claims against, companies in bankruptcy proceedings. Trade claims are claims for payment by vendors and suppliers for products and services previously furnished to the companies in question. Other claims may include, for example, claims for payment under financial or derivatives obligations. Trade claims may be purchased directly from the creditor or through brokers or from dealers, and are typically purchased at a significant discount from their face amounts. There is no guarantee that a debtor will ever be able to satisfy its obligations on such claims. Trade claims are subject to the risks associated with low-quality and distressed obligations.
Trust Preferred Securities
Trust preferred securities are typically issued by corporations, generally in the form of interest bearing notes with preferred securities characteristics, or by an affiliated trust, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. Trust preferred securities may pay interest at either fixed or adjustable rates. Trust preferred securities may be issued with a final maturity date, or may be perpetual.
Trust preferred securities are typically junior and fully subordinated liabilities of an issuer and benefit from a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, trust preferred securities typically permit an issuer to defer the payment of income for five years or more without triggering an event of default. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the trust preferred securities have not been made), these trust preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors.
Many trust preferred securities are issued by trusts or other special purpose entities established by operating companies and are not a direct obligation of an operating company. At the time the trust or special purpose entity sells such preferred securities to investors, it purchases debt of the operating company (with terms comparable to those of the trust or special purpose entity securities). The trust or special purpose entity is generally required to be treated as transparent for Federal income tax purposes, and the holders of the trust preferred securities are treated for tax purposes as owning beneficial interests in the underlying debt of the operating company. Accordingly, payments on the trust preferred securities are treated as interest rather than dividends for Federal income tax purposes. The trust or special purpose entity in turn would be a holder of the operating company’s debt and would typically be subordinated to other classes of the operating company’s debt.
U.S. Government Securities
The Funds may invest in U.S. Government securities. These include obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities. Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself  (as with FNMA notes). In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment. Such agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. U.S. Government securities are subject to interest rate risk, and, in some cases, may be subject to credit risk. Although

FHLMC and FNMA are now under conservatorship by the Federal Housing Finance Agency, and are benefiting from a liquidity backstop of the U.S. Treasury, no assurance can be given that these initiatives will be successful. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.
Utility Industries
Risks that are intrinsic to the utility industries include difficulty in obtaining an adequate return on invested capital, difficulty in financing large construction programs during an inflationary period, restrictions on operations and increased cost and delays attributable to environmental considerations and regulation, difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, technological innovations that may render existing plants, equipment, or products obsolete, the potential impact of natural or man-made disasters, increased costs and reduced availability of certain types of fuel, occasionally reduced availability and high costs of natural gas for resale, the effects of energy conservation, the effects of a national energy policy and lengthy delays and greatly increased costs and other problems associated with the design, construction, licensing, regulation, and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials and the disposal of radioactive wastes. There are substantial differences among the regulatory practices and policies of various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. There is no assurance that regulatory authorities will, in the future, grant rate increases or that such increases will be adequate to permit the payment of dividends on common stocks issued by a utility company. Additionally, existing and possible future regulatory legislation may make it even more difficult for utilities to obtain adequate relief. Certain of the issuers of securities held in the Fund’s portfolio may own or operate nuclear generating facilities. Governmental authorities may from time to time review existing policies and impose additional requirements governing the licensing, construction and operation of nuclear power plants. Prolonged changes in climatic conditions can also have a significant impact on both the revenues of an electric and gas utility as well as the expenses of a utility, particularly a hydro-based electric utility.
Utility companies in the United States and in foreign countries are generally subject to regulation. In the United States, most utility companies are regulated by state and/or federal authorities. Such regulation is intended to ensure appropriate standards of service and adequate capacity to meet public demand. Generally, prices are also regulated in the United States and in foreign countries with the intention of protecting the public while ensuring that the rate of return earned by utility companies is sufficient to allow them to attract capital in order to grow and continue to provide appropriate services. There can be no assurance that such pricing policies or rates of return will continue in the future.
The nature of regulation of the utility industries continues to evolve both in the United States and in foreign countries. In recent years, changes in regulation in the United States increasingly have allowed utility companies to provide services and products outside their traditional geographic areas and lines of business, creating new areas of competition within the industries. In some instances, utility companies are operating on an unregulated basis. Because of trends toward deregulation and the evolution of independent power producers as well as new entrants to the field of telecommunications, non-regulated providers of utility services have become a significant part of their respective industries. The investment adviser or subadviser believes that the emergence of competition and deregulation will result in certain utility companies being able to earn more than their traditional regulated rates of return, while others may be forced to defend their core business from increased competition and may be less profitable. Reduced profitability, as well as new uses of funds (such as for expansion, operations, or stock buybacks) could result in cuts in dividend payout rates. The investment adviser or subadviser seeks to take advantage of favorable investment opportunities that may arise from these structural changes. Of course, there can be no assurance that favorable developments will occur in the future.
Foreign utility companies are also subject to regulation, although such regulations may or may not be comparable to those in the United States. Foreign utility companies may be more heavily regulated by their respective governments than utilities in the United States and, as in the United States, generally are required to seek government approval for rate increases. In addition, many foreign utilities use fuels that may cause more pollution than those used in the United States, which may require such utilities to invest in pollution control equipment to meet any proposed pollution restrictions. Foreign regulatory systems vary from country to country and may evolve in ways different from regulation in the United States.
A Fund’s investment policies are designed to enable it to capitalize on evolving investment opportunities throughout the world. For example, the rapid growth of certain foreign economies will necessitate expansion of capacity in the utility industries in those countries. Although many foreign utility companies currently are government-owned, thereby limiting current investment opportunities for a Fund, the investment adviser or subadviser believes that, in order to attract significant capital for growth, foreign governments are likely to seek global investors through the privatization of their utility industries. Privatization, which refers to the trend toward investor ownership of assets rather than government ownership, is expected to occur in newer, faster-growing economies and in mature economies. Of course, there is no assurance that such favorable developments will occur or that investment opportunities in foreign markets will increase.
The revenues of domestic and foreign utility companies generally reflect the economic growth and development in the geographic areas in which they do business. The investment adviser or subadviser will take into account anticipated economic growth rates and other economic developments when selecting securities of utility companies.
Zero-Coupon, Step Coupon and Pay-In-Kind Securities
Other debt securities in which the Funds may invest include zero coupon, step coupon, and pay-in-kind instruments. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security, and the perceived credit quality of the issue. Pay-in-kind securities are debt or preferred stock securities that require or permit payment of interest in the form of additional securities. Payment-in-kind securities allow the issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater risk than securities that pay interest currently or in cash.
Current federal income tax law requires holders of zero coupon and step coupon securities to report the portion of the original issue discount on such securities that accrues during a given year as interest income, even though holders receive no cash payments of interest during the year. In order to qualify as a regulated investment company under the Code, a Fund must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because a Fund will not receive cash payments on a current basis in respect of accrued original issue discount on zero coupon or step coupon bonds during the period before interest payments begin, and may not receive cash payments on payment-in-kind securities until maturity or redemption, in some years that Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. A Fund might obtain such cash from selling other portfolio holdings which might cause a Fund to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the assets to which Fund expenses could be allocated and to reduce the rate of return for a Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a Fund to sell the securities at the time.
Generally, the market prices of zero coupon, step coupon, and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities.

DISCLOSURE OF PORTFOLIO HOLDINGS
The Trustees of the Funds, including a majority of Trustees who are not “interested persons” of the Funds (as defined in the 1940 Act), have adopted policies and procedures with respect to the disclosure of the Funds’ portfolio holdings. These policies and procedures generally provide that no disclosure of portfolio holdings information may be made unless publicly disclosed as described below or made as part of the daily investment activities of the Funds to the Funds’ investment adviser, subadviser(s), as applicable, or any of their affiliates who provide services to the Funds, which by explicit agreement or by virtue of their respective duties to the Funds, are required to maintain confidentiality of the information disclosed. Certain limited exceptions pursuant to the Funds’ policies and procedures are described below. The Funds’ portfolio holdings information may not be disseminated for compensation. Any exceptions to the Funds’ policies and procedures may be made only if approved in writing by the Funds’ Principal Executive Officer and the Funds’ Chief Compliance Officer as being in the best interests of the relevant Fund, and then only if the recipients are subject to a written confidentiality agreement specifying that the relevant Fund’s portfolio holdings information is the confidential property of the Fund and may not be used for any purpose except in connection with the provision of services to the Fund and, in particular, that such information may not be traded upon. Any such exceptions must be reported to the Funds’ Board at its next regularly scheduled meeting. It was determined that these policies and procedures are reasonably designed to ensure that disclosure of portfolio holdings information is in the best interests of a Fund’s shareholders and appropriately address the potential for conflicts between the interests of a Fund’s shareholders, on the one hand, and those of MML Advisers or any affiliated person of the Fund or MML Advisers on the other.
Acting pursuant to the policies and procedures adopted by the Trustees of the Funds, the Funds’ investment adviser and subadviser(s), as applicable, are primarily responsible for compliance with these policies and procedures, which includes maintaining such internal informational barriers (e.g., “Chinese walls”) as each believes are reasonably necessary for preventing the unauthorized disclosure of portfolio holdings information. Pursuant to Rule 38a-1 under the 1940 Act, the Trustees will periodically (as needed, but at least annually) receive reports from the Funds’ Chief Compliance Officer regarding the operation of these policies and procedures, including a confirmation by the Chief Compliance Officer that the investment adviser’s and the subadviser(’s/s’), as applicable, policies, procedures, and/or processes are reasonably designed to comply with the Funds’ policies and procedures in this regard.
Public Disclosures
The Funds’ portfolio holdings are currently disclosed to the public through required filings with the SEC and as described below. The Funds file their portfolio holdings with the SEC as of the end of the second and fourth quarters of the Funds’ fiscal year on Form N-CSR (with respect to each semiannual period and annual period) no later than 70 days after the end of the applicable quarter. In addition, monthly reports of all of the Funds’ portfolio holdings are filed quarterly with the SEC on Form N-PORT no later than 60 days after the end of each quarter of the Funds’ fiscal year, and the monthly report for the third month of each quarter will be made publicly available by the SEC upon filing. Shareholders may obtain the Funds’ Form N-CSR and N-PORT filings on the SEC’s website at http://www.sec.gov. The Funds’ annual and semiannual reports are also mailed to shareholders after the end of the applicable quarter.
The Funds’ most recent portfolio holdings as of the end of each quarter are available on http://www.massmutual.com/funds no earlier than 15 calendar days after the end of each quarter. Because such information is updated quarterly, it will generally be available for viewing for approximately three months after the posting.
A Fund’s portfolio holdings may also be made available on http://www.massmutual.com/funds at other times as approved in writing by the Funds’ Principal Executive Officer and the Funds’ Chief Compliance Officer as being in the best interests of the relevant Fund.
Other Disclosures
Acting pursuant to the policies and procedures adopted by the Trustees of the Funds, and to the extent permitted under the 1933 and 1940 Acts, the Funds, the Funds’ investment adviser, and the Funds’ subadviser(s), as applicable, may distribute (or authorize the Funds’ custodian to distribute) information regarding the Funds’ portfolio holdings more frequently than as provided to the public on a confidential basis to various service providers and others who require such information in order to fulfill their contractual duties with respect to the routine investment activities or operations of the Funds. Such service providers or others must, by explicit agreement or by virtue of their respective duties to the Funds, be required to maintain confidentiality of the information disclosed. These service providers include, but are not limited to, the Funds’ custodian (State Street Bank and Trust Company (“State Street”)), the Funds’ sub-administrators (State Street and MassMutual), the Funds’ independent registered public accounting firm (Deloitte & Touche LLP), filing agents, legal counsel (Ropes & Gray LLP), financial printer (Toppan Merrill, LLC), portfolio liquidity classification vendors, any proxy voting service employed by the Funds, MML Advisers or any of the Funds’ subadviser(s), as applicable, providers of portfolio analysis tools, any pricing services employed by the Funds, and providers of transition management services. The Funds or the Funds’ investment adviser may also periodically provide non-public information about their portfolio holdings to rating and ranking organizations, such as Lipper Inc. and Morningstar Inc., in connection with those firms’ research on and classification of the Funds and in order to gather information about how the Funds’ attributes (such as volatility, turnover, and expenses) compared with those of peer funds.
The Funds, the Funds’ investment adviser, or the Funds’ subadviser(s), as applicable, may distribute (or authorize the Funds’ custodian to distribute) information regarding the Funds’ portfolio holdings more frequently than as provided to the public on a confidential basis to various service providers and others who require such information in order to fulfill non-routine legitimate business activities related to the management, investment activities, or operations of the Funds. Such disclosures may be made only if  (i) the recipients of such information are subject to a written confidentiality agreement specifying that the Funds’ portfolio holdings information is the confidential property of the Funds and may not be used for any purpose except in connection with the provision of services to the Funds and, in particular, that such information may not be traded upon; and (ii) if the Funds’ Chief Compliance Officer (or a person designated by the Chief Compliance Officer) determines that, under the circumstances, disclosure is in the best interests of the relevant Fund’s shareholders. The information distributed is limited to the information that the Funds, MML Advisers, or the relevant subadviser(s), as applicable, believes is reasonably necessary in connection with the services provided by the recipient receiving the information.
INVESTMENT RESTRICTIONS OF THE FUNDS
FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS
The following is a description of certain fundamental restrictions on investments of the Funds which may not be changed without a vote of a majority of the outstanding shares of the applicable Fund. Investment restrictions that appear below or elsewhere in this SAI and in the Prospectus which involve a maximum percentage of securities or assets shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, a Fund. Each Fund may not:
(1)
purchase securities (other than securities issued, guaranteed or sponsored by the U.S. Government or its agencies or instrumentalities or securities issued by investment companies) of any one issuer if, as a result, more than 5% of a Fund’s total assets would be invested in the securities of such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the Fund’s total assets may be invested without regard to these limitations.

(2)
purchase commodities or commodity contracts, except that a Fund may enter into futures contracts, options, options on futures, and other financial or commodity transactions to the extent consistent with applicable law and the Fund’s Prospectus and SAI at the time.

(3)
purchase or sell real estate except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments. (This restriction does not prohibit a Fund from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.)

(4)
participate in the underwriting of securities, except to the extent that a Fund may be deemed an underwriter under federal securities laws by reason of acquisitions or distributions of portfolio securities (e.g., investments in restricted securities and instruments subject to such limits as imposed by the Board and/or law).

(5)
make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities.

(6)
borrow money or issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities.

(7)
concentrate its investments in any one industry, as determined by the Board, and in this connection a Fund will not acquire securities of companies in any one industry if, immediately after giving effect to any such acquisition, 25% or more of the value of the total assets of the Fund would be invested in such industry, with the following exceptions:
(a)
There is no limitation for securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

(b)
In the case of the S&P 500 Index Fund, S&P Mid Cap Index Fund, Russell 2000 Small Cap Index Fund, and MSCI EAFE International Index Fund, except to the extent the Index is so concentrated.

(c)
There is no limitation for securities issued by other investment companies.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS
In addition to the investment restrictions adopted as fundamental policies set forth above, the Funds operate with certain non-fundamental policies that may be changed by a vote of a majority of the Board members at any time.
In accordance with such policies, each Fund may not:
(1)
to the extent required by applicable law at the time, purchase additional securities when its borrowings, less amounts receivable on sales of portfolio securities, exceed 5% of its total assets.

(2)
with the exception of the Total Return Bond Fund and MM Select BlackRock Global Allocation Fund, sell securities short, but reserves the right to sell securities short against the box.

(3)
invest more than 15% of its net assets in illiquid securities. This restriction does not limit the purchase of securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the 1933 Act, provided that such securities are determined to be liquid by MML Advisers or the subadviser pursuant to Board approved guidelines.

(4)
to the extent that shares of the Fund are purchased or otherwise acquired by other series of the Trust, acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

With respect to limitation (3) above, if there is a lack of trading interest in particular Rule 144A securities, a Fund’s holdings of those securities may be illiquid, resulting in the possibility of undesirable delays in selling these securities at prices representing fair value. If, through a change in values, net assets, or other circumstances, the Fund were in a position where more than 15% of its net assets was invested in illiquid securities , it would take appropriate orderly steps, as deemed necessary, to protect liquidity.
None of the foregoing fundamental or non-fundamental investment restrictions will limit the investment by the MM Select BlackRock Global Allocation Fund in any subsidiary of the Fund. The MM Select BlackRock Global Allocation Fund currently expects that it will consider the investments of the Select Cayman Fund to be investments of the Fund directly for purposes of meeting any applicable limitations on the MM Select BlackRock Global Allocation Fund’s investments in any single industry and for purposes of determining its compliance with the diversification requirements under the 1940 Act; in addition, to the extent the Select Cayman Fund borrows money, the MM Select BlackRock Global Allocation Fund will consider such borrowings to be borrowings by the MM Select BlackRock Global Allocation Fund directly for purposes of meeting any express limitation on the ability of the Fund to borrow money.

MANAGEMENT OF THE TRUST
The Trust has a Board comprised of eight Trustees, a majority of which are not “interested persons” (as defined in the 1940 Act) of the Trust. The Board is generally responsible for the management and oversight of the business and affairs of the Trust. The Trustees formulate the general policies of the Trust and the Funds, approve contracts, and authorize Trust officers to carry out the decisions of the Board. To assist them in this role, the Trustees who are not “interested persons” of the Trust (“Independent Trustees”) have retained independent legal counsel. As investment adviser and subadvisers to the Funds, respectively, MML Advisers and AllianceBernstein, American Century, Barrow Hanley, BlackRock, Boston Partners, Brandywine Global, Frontier, Harris, Invesco, Jackson Square, Loomis Sayles, MetWest, MFS, NTI, Sands Capital, T. Rowe Price, Wellington Management, Western Asset, and Western Asset Limited may be considered part of the management of the Trust. The Trustees and principal officers of the Trust are listed below together with information on their positions with the Trust, address, and year of birth, as well as their principal occupations and other principal business affiliations during at least the past five years.
The Board has appointed an Independent Trustee Chairperson of the Trust. The Chairperson presides at Board meetings and may call a Board or committee meeting when he deems it necessary. The Chairperson participates in the preparation of Board meeting agendas and may generally facilitate communications among the Trustees, and between the Trustees and the Trust’s management, officers, and independent legal counsel, between meetings. The Chairperson may also perform such other functions as may be requested by the Board from time to time. The Board has established the three standing committees described below, and may form working groups or ad hoc committees as needed.
The Board believes this leadership structure is appropriate because it allows the Board to exercise informed and independent judgment, and allocates areas of responsibility among committees or working groups of Trustees and the full Board in a manner that enhances effective oversight. The Board also believes that having a majority of Independent Trustees is appropriate and in the best interest of the Funds’ shareholders. However, in the Board’s opinion, having interested persons serve as Trustees brings both corporate and financial viewpoints that are significant elements in its decision-making process. The Board reviews its leadership structure at least annually and may make changes to it at any time, including in response to changes in the characteristics or circumstances of the Trust.
Independent Trustees
Allan W. Blair 100 Bright Meadow Blvd. Enfield, CT 06082-1981 Year of birth: 1948 Trustee of the Trust since 2003 Trustee of 109 portfolios in fund complex	Trustee of the Trust
Retired; President and Chief Executive Officer (1996-2014), Economic Development Council of Western Massachusetts (non-profit development company); President and Chief Executive Officer (1984-2014), Westover Metropolitan Development Corporation (quasi-public development company); Trustee (since 2003), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company); Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company).
Nabil N. El-Hage 100 Bright Meadow Blvd. Enfield, CT 06082-1981 Year of birth: 1958 Trustee of the Trust since 2012 Trustee of 109 portfolios in fund complex	Trustee of the Trust
Founder and CEO (since 2018), AEE International LLC (a Puerto Rico LLC); Founder and sole member (2016-2018), PR Academy of Executive Education LLC (a Puerto Rico LLC); Chairman (2011-2016), Academy of Executive Education, LLC (a Massachusetts LLC); Director (2011-2015), Argo Group International Holdings, Ltd. (underwriter of specialty insurance and reinsurance products); Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2003), Chairman (2006-2012), MassMutual Premier Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), Chairman (2006-2012), MML Series Investment Fund II (open-end investment company).

Maria D. Furman 100 Bright Meadow Blvd. Enfield, CT 06082-1981 Year of birth: 1954 Trustee of the Trust since 2012 Trustee of 109 portfolios in fund complex	Trustee of the Trust
Retired; Trustee (since 2011), GMO Series Trust (open-end investment company); Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company).
R. Alan Hunter, Jr. 100 Bright Meadow Blvd. Enfield, CT 06082-1981 Year of birth: 1946 Chairperson of the Trust since 2016 Trustee of the Trust since 2003 Trustee of 109 portfolios in fund complex	Chairperson and Trustee of the Trust
Retired; Director (2007-2018), Actuant Corporation (diversified industrial company); Chairperson (since 2016), Trustee (since 2003), MassMutual Select Funds (open-end investment company); Chairperson (since 2016), Trustee (since 2012), MassMutual Premier Funds (open-end investment company); Chairperson (since 2016), Trustee (since 2003), MML Series Investment Fund (open-end investment company); Chairperson (since 2016), Trustee (since 2012), MML Series Investment Fund II (open-end investment company).
C. Ann Merrifield 100 Bright Meadow Blvd. Enfield, CT 06082-1981 Year of birth: 1951 Trustee of the Trust since 2012 Trustee of 109 portfolios in fund complex	Trustee of the Trust
Retired; President and Chief Executive Officer (2012-2014), PathoGenetix (genomics company); Director (2015-2018), Juniper Pharmaceuticals Inc. (specialty pharmaceutical company); Director (since 2014), Flexion Therapeutics (specialty pharmaceutical company); Chairperson (2017-2018), Director (since 2014), InVivo Therapeutics (research and clinical-stage biomaterials and biotechnology company); Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company).
Susan B. Sweeney 100 Bright Meadow Blvd. Enfield, CT 06082-1981 Year of birth: 1952 Trustee of the Trust since 2009 Trustee of 111 portfolios in fund complex1	Trustee of the Trust
Retired; Senior Vice President and Chief Investment Officer (2010-2014), Selective Insurance Group (property and casualty company); Trustee (since 2012), Barings Corporate Investors (closed-end investment company); Trustee (since 2012), Barings Participation Investors (closed-end investment company); Trustee (since 2009), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company); Trustee (since 2009), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company).

1
Barings Participation Investors and Barings Corporate Investors are deemed to be a part of the Fund Complex, because they are managed by Barings LLC, an affiliate of MML Advisers.

Interested Trustees
Teresa A. Hassara2 100 Bright Meadow Blvd. Enfield, CT 06082-1981 Year of birth: 1962 Trustee of the Trust since 2017 Trustee of 109 portfolios in fund complex	Trustee of the Trust
Director (since 2017), MML Advisers; Head of Workplace Solutions (since 2017), MassMutual; President of Institutional Retirement (2009-2016), TIAA-CREF; Trustee (since 2017), MassMutual Select Funds (open-end investment company); Trustee (since 2017), MassMutual Premier Funds (open-end investment company); Trustee (since 2017), MML Series Investment Fund (open-end investment company); Trustee (since 2017), MML Series Investment Fund II (open-end investment company).
Robert E. Joyal3 100 Bright Meadow Blvd. Enfield, CT 06082-1981 Year of birth: 1945 Trustee of the Trust since 2003 Trustee of 111 portfolios in fund complex4	Trustee of the Trust
Retired; Director (since 2018), Jefferies Financial Group Inc. (holding company); Director (2013-2018), Leucadia National Corporation (holding company); Director (2012-2017), Ormat Technologies, Inc. (provider of alternative energy technology); Director (2006-2014), Jefferies Group LLC (investment bank); Trustee (since 2003), Barings Corporate Investors (closed-end investment company); Trustee (since 2003), Barings Participation Investors (closed-end investment company); Trustee (since 2003), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company); Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company).
Principal Officers
Joseph Fallon 100 Bright Meadow Blvd. Enfield, CT 06082-1981 Year of birth: 1975 Officer of the Trust since 2015 Officer of 109 portfolios in fund complex	Vice President of the Trust
Investment Director (since 2014), MML Advisers; Head of Investment Consulting & Strategy (since 2017), Investment Director (2006-2017), MassMutual; Vice President (since 2017), Assistant Vice President (2015-2017), MassMutual Select Funds (open-end investment company); Vice President (since 2017), Assistant Vice President (2015-2017), MassMutual Premier Funds (open-end investment company); Vice President (since 2017), Assistant Vice President (2015-2017), MML Series Investment Fund (open-end investment company); Vice President (since 2017), Assistant Vice President (2015-2017), MML Series Investment Fund II (open-end investment company).

2
Ms. Hassara is an “Interested Person,” as that term is defined in the 1940 Act, as an employee of MassMutual.
3
Mr. Joyal is an Interested Person through his position as a director of Jefferies Financial Group Inc., which controls Jefferies Group LLC, a broker-dealer that may execute portfolio transactions and/or engage in principal transactions with the Funds, other investment companies advised by MML Advisers or holding themselves out to investors as related companies for purposes of investment or investor services, or any other advisory accounts over which MML Advisers has brokerage placement discretion.

4
Barings Participation Investors and Barings Corporate Investors are deemed to be a part of the Fund Complex, because they are managed by Barings LLC, an affiliate of MML Advisers.

Andrew M. Goldberg 100 Bright Meadow Blvd. Enfield, CT 06082-1981 Year of birth: 1966 Officer of the Trust since 2001 Officer of 109 portfolios in fund complex	Vice President, Secretary, and Chief Legal Officer of the Trust
Lead Counsel, Investment Adviser & Mutual Funds (since 2018), Assistant Vice President and Counsel (2004-2018), MassMutual; Secretary (since 2015), Assistant Secretary (2013-2015), MML Advisers; Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MassMutual Select Funds (open-end investment company); Vice President, Secretary (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2004-2008), MassMutual Premier Funds (open-end investment company); Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MML Series Investment Fund (open-end investment company); Vice President, Secretary (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2005-2008), MML Series Investment Fund II (open-end investment company).
Renee Hitchcock 100 Bright Meadow Blvd. Enfield, CT 06082-1981 Year of birth: 1970 Officer of the Trust since 2007 Officer of 109 portfolios in fund complex	Chief Financial Officer and Treasurer of the Trust
Head of Mutual Fund Administration (since 2018), Assistant Vice President (2015-2018), Director (2007-2015), MassMutual; Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MassMutual Select Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MassMutual Premier Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MML Series Investment Fund (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MML Series Investment Fund II (open-end investment company).
Jill Nareau Robert 100 Bright Meadow Blvd. Enfield, CT 06082-1981 Year of birth: 1972 Officer of the Trust since 2008 Officer of 109 portfolios in fund complex	Vice President and Assistant Secretary of the Trust
Lead Counsel, Investment Adviser & Mutual Funds (since 2018), Assistant Vice President and Counsel (2009-2018), MassMutual; Assistant Secretary (since 2015), MML Advisers; Vice President and Assistant Secretary (since 2017), Assistant Secretary (2008-2017), MassMutual Select Funds (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (formerly known as “Assistant Clerk”) (2008-2017), MassMutual Premier Funds (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (2008-2017), MML Series Investment Fund (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (formerly known as “Assistant Clerk”) (2008-2017), MML Series Investment Fund II (open-end investment company).
Douglas Steele 100 Bright Meadow Blvd. Enfield, CT 06082-1981 Year of birth: 1975 Officer of the Trust since 2016 Officer of 109 portfolios in fund complex	Vice President of the Trust
Vice President and Head of Investment Management (since 2017), Head of Investment Due Diligence (2016-2017), MML Advisers; Head of Investment Management (since 2017), Assistant Vice President (2013-2017), MassMutual; Vice President (since 2016), MassMutual Select Funds (open-end investment company); Vice President (since 2016), MassMutual Premier Funds (open-end investment company); Vice President (since 2016), MML Series Investment Fund (open-end investment company); Vice President (since 2016), MML Series Investment Fund II (open-end investment company).

Philip S. Wellman 100 Bright Meadow Blvd. Enfield, CT 06082-1981 Year of birth: 1964 Officer of the Trust since 2007 Officer of 109 portfolios in fund complex	Vice President and Chief Compliance Officer of the Trust
Vice President and Chief Compliance Officer (since 2013), MML Advisers; Head of Mutual Funds & RIA Compliance (since 2018), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds) (2014-2018), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds and Investment Advisory) (2008-2014), MassMutual; Vice President and Chief Compliance Officer (since 2007), MassMutual Select Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MassMutual Premier Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund II (open-end investment company).
Eric H. Wietsma 100 Bright Meadow Blvd. Enfield, CT 06082-1981 Year of birth:1966 Officer of the Trust since 2006 Officer of 109 portfolios in fund complex	President of the Trust
President (2013-2018, since 2019), Vice President (2018-2019), Director (since 2013), MML Advisers; Head of Workplace Operations (since 2018), Senior Vice President (2010-2018), MassMutual; President (since 2008), Vice President (2006-2008), MassMutual Select Funds (open-end investment company); President (since 2008), Vice President (2006-2008), MassMutual Premier Funds (open-end investment company); President (since 2019), Vice President (2006-2019), MML Series Investment Fund (open-end investment company); President (since 2019), Vice President (2006-2019), MML Series Investment Fund II (open-end investment company).
Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns, or is removed. Notwithstanding the foregoing, unless the Trustees determine that it is desirable and in the best interest of the Trust that an exception to the retirement policy of the Trust be made, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-five years, however, with the exception of Mr. Robert E. Joyal, an interested Trustee of the Trust shall no longer serve as a Trustee if or when they are no longer an employee of MassMutual or an affiliate.
The Chairperson is elected to hold such office for a term of three years or until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she retires, dies, resigns, is removed, or becomes disqualified.
The President, Treasurer, and Secretary and such other officers as the Trustees may in their discretion from time to time elect are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed, or becomes disqualified.
Each officer and the Chairperson shall hold office at the pleasure of the Trustees.
Additional Information About the Trustees
In addition to the information set forth above, the following specific experience, qualifications, attributes, and skills apply to each Trustee. Each Trustee was appointed to serve on the Board based on his or her overall experience and the Board did not identify any specific qualification as all-important or controlling. The information in this section should not be understood to mean that any of the Trustees is an “expert” within the meaning of the federal securities laws.

Allan W. Blair — As a former trustee and audit and compliance committee member of a large healthcare system, Mr. Blair has experience with financial, regulatory, and operational issues. He also has served as CEO of several non-profit organizations for over 30 years. Mr. Blair holds a BA from the University of Massachusetts at Amherst and a JD from Western New England College School of Law.
Nabil N. El-Hage — As a former CEO or CFO of various public and private companies, Mr. El-Hage has experience with financial, regulatory, and operational issues. He has also taught corporate finance at the graduate level, and has served as a director for more than a dozen public and private companies and as an associate at a venture capital firm. Mr. El-Hage holds a BS in Electronic Engineering from Yale University and an MBA with high distinction from Harvard University.
Maria D. Furman — As a trustee and chairperson or member of the audit and investment committees of various educational organizations, Ms. Furman has experience with financial, regulatory, and operational issues. She also has served as an audit and investment committee member and a director, treasurer, and investment committee chair for environmental, educational, and healthcare organizations. Ms. Furman is a CFA charterholder and holds a BA from the University of Massachusetts at Dartmouth.
Teresa A. Hassara — As an executive of financial services companies with over 30 years of experience, Ms. Hassara’s deep industry expertise includes executive roles encompassing all aspects of relationship management and service delivery, as well as in strategy and planning, product and services management, customer loyalty analytics, and participant education and advisory solutions for clients in both the public and private sectors. Ms. Hassara has spent the majority of that time with three companies: Bankers Trust, Fidelity Investments, and, most recently, TIAA-CREF, where she led the company’s Institutional Retirement business serving more than 16,000 higher education, state government, and other nonprofit organizations. Ms. Hassara has FINRA Series 6, 24, 26, and 63 registrations and holds a BA from Vanderbilt University and an MBA from The Wharton School.
R. Alan Hunter, Jr. — As the former chairman of the board of non-profit organizations and a current director of a publicly traded company, Mr. Hunter has experience with financial, regulatory, and operational issues. He also held executive positions with a manufacturing company. Mr. Hunter holds a BA from Dickinson College and an MBA from the University of Pennsylvania.
Robert E. Joyal — As a director of several publicly traded companies, a trustee of various investment companies, and a former executive of an investment management company, Mr. Joyal has experience with financial, regulatory, and operational issues. Mr. Joyal is a Chartered Financial Analyst. He holds a BA from St. Michael’s College and an MBA from Western New England College.
C. Ann Merrifield — As a trustee of a healthcare organization, former biotechnology executive, former partner of a consulting firm, and investment officer at a large insurance company, Ms. Merrifield has experience with financial, regulatory, and operational issues. She also has served as an audit committee member for a manufacturing company and currently serves as such for a public life sciences company. Ms. Merrifield holds a BA and M. Ed. from the University of Maine and an MBA from Amos Tuck School of Business Administration at Dartmouth College.
Susan B. Sweeney — As an executive of a financial services company with over 30 years of financial services experience, Ms. Sweeney has experience with financial, regulatory, and operational issues. Ms. Sweeney holds a BS in Business Studies from Connecticut Board for State Academic Awards, an MBA from Harvard Business School, and a Doctor of Humane Letters from Charter Oak State College.
Board Committees and Meetings
The full Board met five times during the fiscal year ended September 30, 2019.
Audit Committee.   The Trust has an Audit Committee, consisting of Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust. The Audit Committee, whose members are Messrs. Blair and El-Hage and Msses. Furman, Merrifield, and Sweeney, oversees the Trust’s accounting and financial reporting policies and practices, its internal controls, and internal controls of certain service providers; oversees the quality and objectivity of the Trust’s financial statements and the independent audit thereof; evaluates the independence of the Trust’s independent registered public accounting firm; evaluates the overall performance and compensation of the Chief Compliance Officer; acts as liaison between the Trust’s independent registered public accounting firm and the full Board; and provides immediate access for the Trust’s independent registered public accounting firm to report any special matters they believe should be brought to the attention of the full Board. During the fiscal year ended September 30, 2019, the Audit Committee met four times.

Nominating and Governance Committee.   The Trust has a Nominating and Governance Committee, consisting of each Trustee who is not an “interested person” of the Trust. The Nominating and Governance Committee meets at least twice per calendar year. During the fiscal year ended September 30, 2019, the Nominating and Governance Committee met twice. The Nominating and Governance Committee (a) identifies, and evaluates the qualifications of, individuals to become independent members of the Funds’ Board in the event that a position currently filled by an Independent Trustee is vacated or created; (b) nominates Independent Trustee nominees for election or appointment to the Board; (c) sets any necessary standards or qualifications for service on the Board; (d) recommends periodically to the full Board an Independent Trustee to serve as Chairperson; (e) evaluates at least annually the independence and overall performance of counsel to the Independent Trustees; (f) annually reviews the compensation of the Independent Trustees; and (g) oversees board governance issues including, but not limited to, (i) evaluating the board and committee structure and the performance of Trustees, (ii) considering and addressing any conflicts, (iii) considering the retirement policies of the Board, and (iv) considering and making recommendations to the Board at least annually concerning the Trust’s directors and officers liability insurance coverage.
The Nominating and Governance Committee will consider and evaluate nominee candidates properly submitted by shareholders of the Trust in the same manner as it considers and evaluates candidates recommended by other sources. The Nominating and Governance Committee may also consider any other facts and circumstances attendant to such shareholder submission as may be deemed appropriate by the Nominating and Governance Committee, including, without limitation, the value of the Funds’ securities owned by the shareholder and the length of time such shares have been held by the shareholder. A recommendation of a shareholder of the Trust must be submitted as described below to be considered properly submitted for purposes of the Nominating and Governance Committee’s consideration. The shareholders of the Trust must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Trust’s Nominating and Governance Committee, to the attention of the Secretary, at the address of the principal executive offices of the Trust, which is 100 Bright Meadow Blvd., Enfield, CT 06082-1981. The Shareholder Recommendation must be delivered to or mailed and received at the principal executive offices of the Trust at least 60 calendar days before the date of the meeting at which the Nominating and Governance Committee is to select a nominee for Independent Trustee. The Shareholder Recommendation must include: (i) a statement in writing setting forth: (A) the name, age, date of birth, phone number, business address, residence address, nationality, and pertinent qualifications of the person recommended by the shareholder (the “Shareholder Candidate”), including an explanation of why the shareholder believes the Candidate will make a good Trustee; (B) the class or series and number of all shares of the Funds owned of record or beneficially by the Shareholder Candidate, as reported to such shareholder by the Shareholder Candidate; (C) any other information regarding the Shareholder Candidate called for with respect to director nominees by paragraphs (a), (d), (e), and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the SEC (or the corresponding provisions of any regulation or rule subsequently adopted by the SEC or any successor agency applicable to the Funds); (D) any other information regarding the Shareholder Candidate that would be required to be disclosed if the Shareholder Candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the Shareholder Candidate is or will be an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Funds and, if not an “interested person,” information regarding the Shareholder Candidate that will be sufficient for the Funds to make such determination; (ii) the written and signed consent of the Shareholder Candidate to be named as a nominee, consenting to (1) the disclosure, as may be necessary or appropriate, of such Shareholder Candidate’s information submitted in accordance with (i) above; and (2) service as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Funds’ books, the number of all shares of each series of the Funds owned beneficially and of record by the recommending shareholder; (iv) a description of all arrangements or understandings between the recommending shareholder and the Shareholder Candidate and any other person or persons (including their names) pursuant to which the Shareholder Recommendation is being made by the recommending shareholder; and (v) such other information as the Nominating and Governance Committee may require the Shareholder Candidate to furnish as it may reasonably require or deem necessary to determine the eligibility of such Shareholder Candidate to serve as a Trustee or to satisfy applicable law.
Shareholders may send other communications to the Trustees by addressing such correspondence directly to the Secretary of the Trust, c/o Massachusetts Mutual Life Insurance Company, 100 Bright Meadow Blvd., Enfield, CT 06082-1981. When writing to the Board, shareholders should identify themselves, the fact that the communication is directed to the Board, the Fund they are writing about, and any relevant information regarding their Fund holdings. Except as provided below, the Secretary shall either (i) provide a copy of each shareholder communication to the Board at its next regularly scheduled meeting or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the Board promptly after receipt. The Secretary will also provide a copy of each shareholder communication to the Trust’s Chief Compliance Officer.
The Secretary may, in good faith, determine that a shareholder communication should not be provided to the Board because it does not reasonably relate to the Trust or its operations, management, activities, policies, service providers, Board, officers, shareholders, or other matters relating to an investment in the Funds or is otherwise ministerial in nature (such as a request for Fund literature, share data, or financial information). The Secretary will provide to the Board on a quarterly basis a summary of the shareholder communications not provided to the Board by virtue of this paragraph.
Contract Committee.   The Trust has a Contract Committee, consisting of each Trustee who is not an “interested person” of the Trust. During the fiscal year ended September 30, 2019, the Contract Committee met twice. The Contract Committee performs the specific tasks assigned to independent trustees by the 1940 Act, including the periodic consideration of the Trust’s investment management agreements and subadvisory agreements.
Risk Oversight
As registered investment companies, the Funds are subject to a variety of risks, including, among others, investment risks, financial risks, compliance risks, and operational risks. The Funds' investment adviser and administrator, MML Advisers, has primary responsibility for the Funds' risk management on a day-to-day basis as part of its overallresponsibilities. The Funds' subadvisers are primarily responsible for managing investment risk as part of their day-to-day investment management responsibilities, as well as operational risks at their respective firms. The Funds’ investment adviser and Chief Compliance Officer also assist the Board in overseeing the significant investment policies of the Funds and monitor the various compliance policies and procedures approved by the Board as a part of its oversight responsibilities.
In discharging its oversight responsibilities, the Board considers risk management issues throughout the year by reviewing regular reports prepared by the Funds’ investment adviser and Chief Compliance Officer, as well as special written reports or presentations provided on a variety of risk issues, as needed. For example, the investment adviser reports to the Board quarterly on the investment performance of each of the Funds, the financial performance of the Funds, overall market and economic conditions, and legal and regulatory developments that may impact the Funds. The Funds’ Chief Compliance Officer, who reports directly to the Board’s Independent Trustees, provides presentations to the Board at its quarterly meetings and an annual report to the Board concerning (i) compliance matters relating to the Funds, the Funds' investment adviser and subadvisers, and the Funds’ other key service providers; (ii) regulatory developments; (iii) business continuity programs; and (iv) various risks identified as part of the Funds’ compliance program assessments. The Funds’ Chief Compliance Officer also meets at least quarterly in executive session with the Independent Trustees, and communicates significant compliance-related issues and regulatory developments to the Audit Committee between Board meetings.
In addressing issues regarding the Funds’ risk management between meetings, appropriate representatives of the investment adviser communicate with the Chairperson of the Trust, the Chairperson of the Audit Committee, or the Funds’ Chief Compliance Officer. As appropriate, the Trustees confer among themselves, or with the Funds’ Chief Compliance Officer, the investment adviser, other service providers, and independent legal counsel, to identify and review risk management issues that may be placed on the full Board’s agenda.
The Board also relies on its committees to administer the Board’s oversight function. The Audit Committee assists the Board in reviewing with the investment adviser and the Funds’ independent auditors, at various times throughout the year, matters relating to the annual audits, financial accounting and reporting matters, and the internal control environment at the service providers that provide financial accounting and reporting for the Funds. The Audit Committee also meets annually with representatives of the investment adviser’s Corporate Audit Department to review the results of internal audits of relevance to the Funds. This and the Board’s other committees present reports to the Board that may prompt further discussion of issues concerning the oversight of the Funds’ risk management. The Board may also discuss particular risks that are not addressed in the committee process.

Share Ownership of Trustees and Officers of the Trust
The table below sets forth information regarding the Trustees’ beneficial ownership of Fund shares, based on the value of such shares as of December 31, 2019.
Name of Trustee	The Dollar Range of Equity Securities Beneficially Owned in the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees
Allan W. Blair	None	over $100,000
Nabil N. El-Hage	None	None
Maria D. Furman	None	None
R. Alan Hunter, Jr.	None	None
C. Ann Merrifield	None	None
Susan B. Sweeney	None	None
Interested Trustees
Teresa A. Hassara	None	None
Robert E. Joyal	None	None
The ownership information shown above does not include units of separate investment accounts that invest in one or more registered investment companies overseen by a Trustee in the family of investment companies held in a 401(k) plan or amounts held under a deferred compensation plan that are valued based on “shadow investments” in one or more such registered investment companies. As of December 31, 2019, these amounts were as follows: Mr. Blair, over $100,000; Mr. El-Hage, over $100,000; Ms. Furman, over $100,000; Ms. Hassara, None; Mr. Hunter, None; Mr. Joyal, over $100,000; Ms. Merrifield, None; and Ms. Sweeney, None.
As of January 3, 2020, the Trustees and officers of the Trust, individually and as a group, did not beneficially own outstanding shares of any of the Funds.
To the knowledge of the Trust, as of December 31, 2019, the Independent Trustees and their immediate family members did not own beneficially or of record securities of the investment adviser, subadviser(s), principal underwriter, or sponsoring insurance company of the Funds or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the investment adviser, subadviser(s), principal underwriter, or sponsoring insurance company of the Funds.
Trustee Compensation
Effective January 1, 2020, the Trust, on behalf of each Fund, pays each of its Trustees who is not an officer or employee of MassMutual a fee of $33,600 per quarter plus a fee of $5,120 per in-person meeting attended plus a fee of $5,120 for the annual Contract Committee meeting. The Chairperson of the Board is paid an additional 40% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. The Chairpersons of each of the Audit Committee and the Contract Committee are paid an additional 10% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. The Chairperson of the Nominating and Governance Committee is paid an additional 7% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. Such Trustees who serve on the Audit Committee, other than the Chairperson, are paid an additional 4% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. No additional fees are paid for attending any other committee meetings or any special telephonic meetings. In addition, the Trust reimburses out-of-pocket business travel expenses to such Trustees. Trustees who are officers or employees of MassMutual receive no fees from the Trust.
During 2019, the Trust, on behalf of each Fund, paid each of its Trustees who was not an officer or employee of MassMutual a fee of  $28,975 per quarter plus a fee of  $4,880 per in-person meeting attended plus a fee of  $4,880 for the annual Contract Committee meeting. The Chairperson of the Board was paid an additional 40% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. The Chairpersons of each of the Audit Committee and the Contract Committee were paid an additional 10% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. The Chairperson of the Nominating and Governance Committee was paid an additional 7% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. Such Trustees who served on the Audit Committee, other than the Chairperson, were paid an additional 4% of the quarterly fee, the in-person meeting fee, and the

Contract Committee meeting fee. No additional fees were paid for attending any other committee meetings or any special telephonic meetings. In addition, the Trust reimbursed out-of-pocket business travel expenses to such Trustees. Trustees who were officers or employees of MassMutual received no fees from the Trust.
The following table discloses actual compensation paid to Trustees of the Trust during the 2019 fiscal year. The Trust has no pension or retirement plan, but does have a deferred compensation plan. The plan provides for amounts deferred prior to July 1, 2008, plus interest, to be credited a rate of interest of eight percent (8%). Amounts deferred after July 1, 2008, plus or minus earnings, are “shadow invested.” These amounts are valued based on changes in the values of one or more registered investment companies overseen by a Trustee.
Name of Trustee	Aggregate Compensation from the Trust	Deferred Compensation and Interest Accrued as part of Fund Expenses	Total Compensation from the Trust and Fund Complex Paid to Trustees
Allan W. Blair	$149,422	N/A	$250,415
Nabil N. El-Hage	$154,093	$(6,608)	$244,054
Maria D. Furman	$108,908	$36,307	$260,014
Teresa A. Hassara 1	$0	$0	$0
R. Alan Hunter, Jr.	$192,530	$14,561	$344,192
Robert E. Joyal	N/A	$198,882	$337,163
C. Ann Merrifield	$140,611	N/A	$235,640
Susan B. Sweeney	$148,952	N/A	$365,037

1
Ms. Hassara, as an employee of MassMutual, received no compensation for her role as a Trustee to the Trust.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
As of January 3, 2020, to the Trust’s knowledge, the following persons owned of record or beneficially 5% or more of the outstanding shares of the indicated classes of the Funds set forth below. Such ownership may be beneficially held by individuals or entities other than the owner listed. To the extent that any listed shareholder beneficially owns more than 25% of a Fund, it may be deemed to “control” such Fund within the meaning of the 1940 Act. The effect of such control may be to reduce the ability of other shareholders of the Fund to take actions requiring the affirmative vote of holders of a plurality or majority of the Fund’s shares without the approval of the controlling shareholder.
MassMutual Select Total Return Bond Fund1
Class	Name and Address of Owner	Percent of Class
Class I	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	41.30%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	22.80%
	MassMutual Select 20/80 Allocation Fund 1 Iron Street Boston, MA 02210	7.29%
	MassMutual RetireSMARTSM by JPMorgan 2020 Fund 1 Iron Street Boston, MA 02210	5.64%
	MassMutual RetireSMARTSM by JPMorgan 2030 Fund 1 Iron Street Boston, MA 02210	5.11%
Class R5	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	78.23%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	21.77%
Service Class	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	88.78%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	11.22%
Administrative Class	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	61.31%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	38.69%

Class	Name and Address of Owner	Percent of Class
Class A	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	86.48%
	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	13.52%
Class R4	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	69.95%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	29.07%
Class R3	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	75.02%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	20.23%
MassMutual Select Strategic Bond Fund2
Class	Name and Address of Owner	Percent of Class
Class I	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	36.60%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	19.85%
	MassMutual Select 20/80 Allocation Fund 1 Iron Street Boston, MA 02210	7.87%
	MassMutual RetireSMARTSM by JPMorgan 2020 Fund 1 Iron Street Boston, MA 02210	6.98%
	MassMutual RetireSMARTSM by JPMorgan 2030 Fund 1 Iron Street Boston, MA 02210	6.33%
Class R5	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	65.41%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	33.81%

Class	Name and Address of Owner	Percent of Class
Service Class	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	59.63%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	40.37%
Administrative Class	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	67.69%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	31.89%
Class A	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	50.25%
	Millenium Trust Company LLC 2001 Spring Road, Suite 700 Oak Brook, IL 60523	30.76%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	15.57%
Class R4	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	55.44%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	34.47%
	Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	9.91%
Class R3	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	44.40%
	Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	39.05%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	16.55%

MassMutual Select BlackRock Global Allocation Fund3
Class	Name and Address of Owner	Percent of Class
Class I	Mac & Co. A/C 793104 PO Box 3198 525 William Penn Place Pittsburgh, PA 15230	64.14%
	MAC & CO A/C 788946 PO Box 3198 525 William Penn Place Pittsburgh, PA 15230	16.74%
	MAC & CO A/C 818629 PO Box 3198 525 William Penn Place Pittsburgh, PA 15230	11.42%
Class R5	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	99.98%
Service Class	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	97.08%
Administrative Class	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	98.78%
Class A	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	70.36%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	29.64%
Class R4	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	82.53%
	Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	16.09%
Class R3	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	89.45%
	Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	6.31%

MassMutual Select Diversified Value Fund4
Class	Name and Address of Owner	Percent of Class
Class I	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	39.55%
	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	9.07%
	MassMutual RetireSMARTSM by JPMorgan 2030 Fund 1 Iron Street Boston, MA 02210	7.53%
	MassMutual RetireSMARTSM by JPMorgan 2040 Fund 1 Iron Street Boston, MA 02210	6.62%
Class R5	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	97.52%
Service Class	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	92.54%
	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	7.46%
Administrative Class	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	64.17%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	35.83%
Class A	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	65.92%
	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	16.99%
	Millenium Trust Company LLC 2001 Spring Road, Suite 700 Oak Brook, IL 60523	10.89%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	6.20%

Class	Name and Address of Owner	Percent of Class
Class R4	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	40.46%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	35.21%
	Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	24.33%
Class R3	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	88.97%
	Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	10.83%
MassMutual Select Fundamental Value Fund5
Class	Name and Address of Owner	Percent of Class
Class I	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	64.07%
Class R5	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	94.66%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	5.34%
Service Class	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	65.88%
	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	34.11%
Administrative Class	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	85.60%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	14.32%
Class A	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	79.28%

Class	Name and Address of Owner	Percent of Class
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	14.65%
	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	6.07%
Class R4	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	99.59%
Class R3	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	69.93%
	Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	21.85%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	8.22%
MM S&P 500 Index Fund6
Class	Name and Address of Owner	Percent of Class
Class I	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	20.93%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	16.36%
	MassMutual Select T. Rowe Price Retirement 2030 Fund 100 Bright Meadow Blvd. Enfield, CT 06082	13.11%
	MassMutual Select T. Rowe Price Retirement 2020 Fund 100 Bright Meadow Blvd. Enfield, CT 06082	11.15%
	MassMutual Select T. Rowe Price Retirement 2025 Fund 100 Bright Meadow Blvd. Enfield, CT 06082	7.30%
	MassMutual Select T. Rowe Price Retirement 2040 Fund 100 Bright Meadow Blvd. Enfield, CT 06082	6.36%
Class R5	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	52.34%

Class	Name and Address of Owner	Percent of Class
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	44.25%
Service Class	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	65.73%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	32.22%
Administrative Class	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	56.07%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	42.00%
Class A	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	53.53%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	45.73%
Class R4	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	50.44%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	34.44%
	Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	10.36%
Class R3	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	63.63%
	Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	31.67%
MassMutual Select Equity Opportunities Fund7
Class	Name and Address of Owner	Percent of Class
Class I	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	53.39%

Class	Name and Address of Owner	Percent of Class
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	13.72%
Class R5	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	96.71%
Service Class	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	55.02%
	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	43.95%
Administrative Class	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	83.13%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	11.80%
	Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	5.03%
Class A	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	61.07%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	18.54%
	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	12.45%
	Millenium Trust Company LLC 2001 Spring Road, Suite 700 Oak Brook, IL 60523	7.94%
Class R4	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	35.42%
	Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	32.12%

Class	Name and Address of Owner	Percent of Class
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	23.67%
	FIIOC FBO Atlas Minerals & Chemicals, Inc. Employees 401(K) Savings Plan 100 MAGELLAN WAY (KW1C) Covington, KY 41015	5.83%
Class R3	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	59.77%
	Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	23.11%
	Sammons Financial Network 4546 Corporate Drive, Suite 100 West Des Moines, IA 50266	15.13%
MassMutual Select Fundamental Growth Fund8
Class	Name and Address of Owner	Percent of Class
Class I	MassMutual RetireSMARTSM by JPMorgan 2030 Fund 1 Iron Street Boston, MA 02210	13.16%
	MassMutual RetireSMARTSM by JPMorgan 2040 Fund 1 Iron Street Boston, MA 02210	11.59%
	MassMutual Select 60/40 Allocation Fund 1 Iron Street Boston, MA 02210	7.64%
	MassMutual RetireSMARTSM by JPMorgan 2050 Fund 1 Iron Street Boston, MA 02210	7.36%
	MassMutual Select 40/60 Allocation Fund 1 Iron Street Boston, MA 02210	7.21%
	MassMutual RetireSMARTSM by JPMorgan 2035 Fund 1 Iron Street Boston, MA 02210	6.86%
	MassMutual RetireSMARTSM by JPMorgan 2025 Fund 1 Iron Street Boston, MA 02210	6.12%
	MassMutual RetireSMARTSM by JPMorgan 2020 Fund 1 Iron Street Boston, MA 02210	6.08%
	MassMutual Select 80/20 Allocation Fund 1 Iron Street Boston, MA 02210	5.69%

Class	Name and Address of Owner	Percent of Class
	MassMutual RetireSMARTSM by JPMorgan 2045 Fund 1 Iron Street Boston, MA 02210	5.10%
Class R5	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	91.46%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	8.54%
Service Class	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	60.08%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	39.92%
Administrative Class	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	72.52%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	27.48%
Class A	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	88.25%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	6.59%
	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	5.16%
Class R4	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	92.36%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	7.64%
Class R3	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	93.33%

Class	Name and Address of Owner	Percent of Class
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	6.67%
MassMutual Select Blue Chip Growth Fund9
Class	Name and Address of Owner	Percent of Class
Class I	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	34.51%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	32.57%
	T. Rowe Price Retirement Plan Services Inc. FBO Retirement Plan Clients 4515 Painters Mill Road Owings Mills, MD 21117	13.98%
Class R5	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	77.79%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	17.09%
Service Class	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	46.84%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	46.03%
Administrative Class	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	77.28%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	22.54%
Class A	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	64.86%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	19.23%

Class	Name and Address of Owner	Percent of Class
	Millenium Trust Company LLC 2001 Spring Road, Suite 700 Oak Brook, IL 60523	11.50%
Class R4	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	61.12%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	21.82%
	Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	15.21%
Class R3	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	57.13%
	Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	31.58%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	9.88%
MassMutual Select Growth Opportunities Fund10
Class	Name and Address of Owner	Percent of Class
Class I	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	58.78%
	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	16.73%
Class R5	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	84.21%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	14.49%
Service Class	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	76.69%
	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	23.31%

Class	Name and Address of Owner	Percent of Class
Administrative Class	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	86.59%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	13.41%
Class A	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	71.49%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	19.22%
	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	9.16%
Class R4	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	17.11%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	77.14%
	TIAA, FSB Cust/TTEE FBO Retirement Plans 211 North Broadway, Suite 1000 St. Louis, MO 63102	5.72%
Class R3	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	99.98%
MassMutual Select Mid-Cap Value Fund11
Class	Name and Address of Owner	Percent of Class
Class I	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	25.39%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	17.57%
	MassMutual RetireSMARTSM by JPMorgan 2030 Fund 1 Iron Street Boston, MA 02210	7.35%
	MassMutual RetireSMARTSM by JPMorgan 2040 Fund 1 Iron Street Boston, MA 02210	6.39%

Class	Name and Address of Owner	Percent of Class
	MassMutual Select 60/40 Allocation Fund 1 Iron Street Boston, MA 02210	5.63%
	MassMutual Select 40/60 Allocation Fund 1 Iron Street Boston, MA 02210	5.10%
Class R5	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	67.49%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	28.36%
Service Class	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	100.00%
Administrative Class	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	100.00%
Class A	Millenium Trust Company LLC 2001 Spring Road, Suite 700 Oak Brook, IL 60523	47.37%
	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	34.62%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	17.12%
Class R4	Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	80.15%
	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	19.25%
Class R3	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	46.27%
	Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	38.01%
	Ascensus Trust Company FBO Jormac Aerospace, Inc. 401(k) Tampa P.O. Box 10758 Fargo, ND 58106	15.71%

MassMutual Select Small Cap Value Equity Fund12
Class	Name and Address of Owner	Percent of Class
Class I	MassMutual RetireSMARTSM by JPMorgan 2030 Fund 1 Iron Street Boston, MA 02210	9.34%
	MassMutual Select 60/40 Allocation Fund 1 Iron Street Boston, MA 02210	9.10%
	MassMutual RetireSMARTSM by JPMorgan 2040 Fund 1 Iron Street Boston, MA 02210	8.09%
	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	7.83%
	MassMutual Select 40/60 Allocation Fund 1 Iron Street Boston, MA 02210	7.27%
	MassMutual Select 80/20 Allocation Fund 1 Iron Street Boston, MA 02210	6.80%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	5.49%
	MassMutual RetireSMARTSM by JPMorgan 2050 Fund 1 Iron Street Boston, MA 02210	5.18%
Class R5	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	92.90%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	7.10%
Service Class	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	52.24%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	47.76%
Administrative Class	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	96.43%
Class A	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	68.31%

Class	Name and Address of Owner	Percent of Class
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	29.33%
Class R4	Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	43.68%
	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	37.94%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	18.38%
Class R3	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	50.21%
	Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	47.48%
MassMutual Select Small Company Value Fund13
Class	Name and Address of Owner	Percent of Class
Class I	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	56.94%
	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	41.97%
Class R5	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	81.38%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	18.62%
Service Class	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	68.72%
	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	31.28%
Administrative Class	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	85.28%

Class	Name and Address of Owner	Percent of Class
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	14.59%
Class A	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	56.55%
	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	21.62%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	17.37%
Class R4	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	72.71%
	Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	27.29%
Class R3	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	78.15%
	Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	21.85%
MM S&P Mid Cap Index Fund14
Class	Name and Address of Owner	Percent of Class
Class I	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	54.30%
	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	33.43%
	Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	11.52%
Class R5	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	52.35%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	37.59%

Class	Name and Address of Owner	Percent of Class
	Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	6.85%
Service Class	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	57.20%
	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	42.56%
Administrative Class	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	52.57%
	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	47.43%
Class A	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	48.47%
	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	42.70%
	Millenium Trust Company LLC 2001 Spring Road, Suite 700 Oak Brook, IL 60523	8.83%
Class R4	Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	44.52%
	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	32.85%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	19.50%
Class R3	Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	55.28%
	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	36.79%

MM Russell 2000 Small Cap Index Fund15
Class	Name and Address of Owner	Percent of Class
Class I	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	45.73%
	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	37.02%
	Barings LLC PO Box 5133 Burlington, MA 01803	7.80%
	Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	7.78%
Class R5	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	42.76%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	41.44%
	Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	12.77%
Service Class	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	55.63%
	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	42.68%
Administrative Class	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	56.75%
	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	38.09%
Class A	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	67.35%
	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	23.93%

Class	Name and Address of Owner	Percent of Class
	Millenium Trust Company LLC 2001 Spring Road, Suite 700 Oak Brook, IL 60523	8.72%
Class R4	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	40.30%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	33.84%
	Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	25.63%
Class R3	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	57.27%
	Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	37.50%
MassMutual Select Mid Cap Growth Fund16
Class	Name and Address of Owner	Percent of Class
Class I	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	29.73%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	11.69%
	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	11.69%
	TIAA, FSB Cust/TTEE FBO Retirement Plans 211 North Broadway, Suite 1000 St. Louis, MO 63102	7.22%
Class R5	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	26.59%
	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	24.55%
	Charles Schwab & Co Inc 211 Main Street San Francisco, CA 94105	14.72%

Class	Name and Address of Owner	Percent of Class
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	6.39%
Service Class	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	23.23%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	19.78%
	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	19.54%
	TIAA, FSB Cust/TTEE FBO Retirement Plans 211 North Broadway, Suite 1000 St. Louis, MO 63102	6.79%
	DCGT as Trustee and/or Cust FBO PLIC Various Retirement Plans Omnibus 711 High Street Des Moines, IA 50392	5.59%
	John Hancock Trust Company LLC 690 Canton St, Suite 100 Westwood, MA 02090	5.14%
Administrative Class	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	68.68%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	22.39%
Class A	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	60.00%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	21.23%
	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	8.72%
	Millenium Trust Company LLC 2001 Spring Road, Suite 700 Oak Brook, IL 60523	5.11%

Class	Name and Address of Owner	Percent of Class
Class R4	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	31.39%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	15.84%
	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	13.42%
	MITRA & CO FBO 98 DRK C/O BMO Harris Bank NA 480 Pilgrim Way, Suite 1000 Green Bay, WI 54304	8.71%
	DCGT as Trustee and/or Cust FBO PLIC Various Retirement Plans Omnibus 711 High Street Des Moines, IA 50392	6.15%
Class R3	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	49.69%
	Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	26.52%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	6.10%
MassMutual Select Small Cap Growth Equity Fund17
Class	Name and Address of Owner	Percent of Class
Class I	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	68.37%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	20.93%
Class R5	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	93.54%
Service Class	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	59.50%

Class	Name and Address of Owner	Percent of Class
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	25.14%
	Matrix Trust Company TTEE FBO Arthur J. Gallagher Corporation P.O. Box 52129 Phoenix, AZ 85072	15.36%
Administrative Class	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	84.81%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	15.19%
Class A	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	60.61%
	Millenium Trust Company LLC 2001 Spring Road, Suite 700 Oak Brook, IL 60523	16.40%
	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	11.73%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	11.26%
Class R4	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	80.82%
	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	15.80%
Class R3	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	53.57%
	Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	42.49%
MM MSCI EAFE International Index Fund18
Class	Name and Address of Owner	Percent of Class
Class I	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	54.53%

Class	Name and Address of Owner	Percent of Class
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	36.13%
Class R5	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	71.01%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	28.70%
Service Class	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	68.87%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	31.13%
Administrative Class	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	59.70%
	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	40.30%
Class A	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	49.91%
	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	45.09%
Class R4	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	47.74%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	27.96%
	Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	23.36%
Class R3	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	70.70%

Class	Name and Address of Owner	Percent of Class
	Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	21.36%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	5.02%
MassMutual Select Overseas Fund19
Class	Name and Address of Owner	Percent of Class
Class I	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	24.84%
	MassMutual RetireSMARTSM by JPMorgan 2030 Fund 1 Iron Street Boston, MA 02210	12.11%
	MassMutual RetireSMARTSM by JPMorgan 2040 Fund 1 Iron Street Boston, MA 02210	11.13%
	MassMutual RetireSMARTSM by JPMorgan 2050 Fund 1 Iron Street Boston, MA 02210	7.29%
	MassMutual RetireSMARTSM by JPMorgan 2035 Fund 1 Iron Street Boston, MA 02210	6.20%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	5.74%
	MassMutual RetireSMARTSM by JPMorgan 2025 Fund 1 Iron Street Boston, MA 02210	5.09%
	MassMutual RetireSMARTSM by JPMorgan 2045 Fund 1 Iron Street Boston, MA 02210	5.04%
Class R5	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	75.49%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	6.27%
Service Class	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	63.18%

Class	Name and Address of Owner	Percent of Class
	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	36.33%
Administrative Class	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	83.78%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	16.04%
Class A	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	72.71%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	18.91%
Class R4	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	48.02%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	40.40%
	Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	11.58%
Class R3	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	53.16%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	13.12%
	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	5.21%
MassMutual Select T. Rowe Price International Equity Fund
Class	Name and Address of Owner	Percent of Class
Class I	MassMutual Select T. Rowe Price Retirement 2030 Fund 1 Iron Street Boston, MA 02210	21.96%
	MassMutual Select T. Rowe Price Retirement 2040 Fund 1 Iron Street Boston, MA 02210	19.26%

Class	Name and Address of Owner	Percent of Class
	MassMutual Select T. Rowe Price Retirement 2050 Fund 1 Iron Street Boston, MA 02210	12.12%
	MassMutual Select T. Rowe Price Retirement 2020 Fund 1 Iron Street Boston, MA 02210	10.07%
	MassMutual Select T. Rowe Price Retirement 2035 Fund 1 Iron Street Boston, MA 02210	9.85%
	MassMutual Select T. Rowe Price Retirement 2025 Fund 1 Iron Street Boston, MA 02210	8.98%
	MassMutual Select T. Rowe Price Retirement 2045 Fund 1 Iron Street Boston, MA 02210	7.90%

1
As of January 3, 2020, MassMutual, 100 Bright Meadow Blvd., Enfield, CT 06082, and Reliance Trust Company, Mutual Omnibus PPL/SMF, 1100 Abernathy Road, Atlanta, GA 30328, owned 55.04% and 23.70%, respectively, of MassMutual Select Total Return Bond Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual and Reliance Trust Company. MassMutual is organized under the laws of Massachusetts and Reliance Trust Company is organized under the laws of Delaware.

2
As of January 3, 2020, MassMutual, 100 Bright Meadow Blvd., Enfield, CT 06082, owned 46.70% of MassMutual Select Strategic Bond Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.

3
As of January 3, 2020, Mac & Co., P.O. Box 3198, 525 William Penn Place, Pittsburgh, PA 15230, owned 86.62% of MassMutual Select BlackRock Global Allocation Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than Mac & Co. Mac & Co. organized under the laws of Pennsylvania.

4
As of January 3, 2020, MassMutual, 100 Bright Meadow Blvd., Enfield, CT 06082, and Reliance Trust Company, Mutual Omnibus PPL/SMF, 1100 Abernathy Road, Atlanta, GA 30328, owned 36.52% and 29.85%, respectively, of MassMutual Select Diversified Value Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual and Reliance Trust Company. MassMutual is organized under the laws of Massachusetts and Reliance Trust Company is organized under the laws of Delaware.

5
As of January 3, 2020, MassMutual, 100 Bright Meadow Blvd., Enfield, CT 06082, owned 75.44% of MassMutual Select Fundamental Value Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.

6
As of January 3, 2020, MassMutual, 100 Bright Meadow Blvd., Enfield, CT 06082, and Reliance Trust Company, Mutual Omnibus PPL/SMF, 1100 Abernathy Road, Atlanta, GA 30328, owned 44.07% and 28.60%, respectively, of MM S&P 500 Index Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual and Reliance Trust Company. MassMutual is organized under the laws of Massachusetts and Reliance Trust Company is organized under the laws of Delaware.

7
As of January 3, 2020, MassMutual, 100 Bright Meadow Blvd., Enfield, CT 06082, owned 67.42% of MassMutual Select Blue Chip Growth Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.

8
As of January 3, 2020, MassMutual, 100 Bright Meadow Blvd., Enfield, CT 06082, owned 46.96% of MassMutual Select Fundamental Growth Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.

9
As of January 3, 2020, MassMutual, 100 Bright Meadow Blvd., Enfield, CT 06082, and Reliance Trust Company, Mutual Omnibus PPL/SMF, 1100 Abernathy Road, Atlanta, GA 30328, owned 48.46% and 28.15%, respectively, of MassMutual Select Blue Chip Growth Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual and Reliance Trust Company. MassMutual is organized under the laws of Massachusetts and Reliance Trust Company is organized under the laws of Delaware.

10
As of January 3, 2020, MassMutual, 100 Bright Meadow Blvd., Enfield, CT 06082, and Reliance Trust Company, Mutual Omnibus PPL/SMF, 1100 Abernathy Road, Atlanta, GA 30328, owned 48.32% and 41.82%, respectively, of MassMutual Select Growth Opportunities Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual and Reliance Trust Company. MassMutual is organized under the laws of Massachusetts and Reliance Trust Company is organized under the laws of Delaware.

11
As of January 3, 2020, MassMutual, 100 Bright Meadow Blvd., Enfield, CT 06082, owned 27.14% of MassMutual Select Mid-Cap Value Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.

12
As of January 3, 2020, MassMutual, 100 Bright Meadow Blvd., Enfield, CT 06082, owned 33.45% of MassMutual Select Small Cap Value Equity Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.

13
As of January 3, 2020, MassMutual, 100 Bright Meadow Blvd., Enfield, CT 06082, and Reliance Trust Company, Mutual Omnibus PPL/SMF, 1100 Abernathy Road, Atlanta, GA 30328, owned 58.64% and 38.26%, respectively, of MassMutual Select Small Company Value Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual and Reliance Trust Company. MassMutual is organized under the laws of Massachusetts and Reliance Trust Company is organized under the laws of Delaware.

14
As of January 3, 2020, MassMutual, 100 Bright Meadow Blvd., Enfield, CT 06082, and Reliance Trust Company, Mutual Omnibus PPL/SMF, 1100 Abernathy Road, Atlanta, GA 30328, and Talcott Resolution Life Insurance Company, 1 Griffin Road North, Windsor, CT 06095, owned 38.40%, 31.90% and 27.11%, respectively, of MM S&P Mid Cap Index Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual, Reliance Trust Company and Talcott Resolution Life Insurance Company MassMutual is organized under the laws of Massachusetts, and Reliance Trust Company and Talcott Resolution Life Insurance Company are organized under the laws of Delaware.

15
As of January 3, 2020, MassMutual, 100 Bright Meadow Blvd., Enfield, CT 06082, and Reliance Trust Company, Mutual Omnibus PPL/SMF, 1100 Abernathy Road, Atlanta, GA 30328, owned 40.91% and 39.67%, respectively, of MM Russell 2000 Small Cap Index Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual and Reliance Trust Company. MassMutual is organized under the laws of Massachusetts and Reliance Trust Company is organized under the laws of Delaware.

16
As of January 3, 2020, National Financial Services LLC, 499 Washington Blvd., Jersey City, NJ 07303, owned 26.81% of MassMutual Select Mid Cap Growth Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than National Financial Services LLC. National Financial Services LLC is organized under the laws of Delaware.

17
As of January 3, 2020, MassMutual, 100 Bright Meadow Blvd., Enfield, CT 06082, owned 71.93% of MassMutual Select Small Cap Growth Equity Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.

18
As of January 3, 2020, MassMutual, 100 Bright Meadow Blvd., Enfield, CT 06082, and Reliance Trust Company, Mutual Omnibus PPL/SMF, 1100 Abernathy Road, Atlanta, GA 30328, owned 54.34% and 34.57%, respectively, of

MM MSCI EAFE International Index Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual and Reliance Trust Company. MassMutual is organized under the laws of Massachusetts and Reliance Trust Company is organized under the laws of Delaware.
19
As of January 3, 2020, MassMutual, 100 Bright Meadow Blvd., Enfield, CT 06082, owned 42.66% of MassMutual Select Overseas Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.

INVESTMENT ADVISORY AND OTHER SERVICE AGREEMENTS
Investment Adviser
MML Advisers, a wholly-owned subsidiary of MassMutual, serves as investment adviser to each Fund pursuant to Investment Management Agreements with the Trust on behalf of the Funds (each, an “Advisory Agreement”). Under each Advisory Agreement, MML Advisers is obligated to provide for the management of each Fund’s portfolio of securities, subject to policies established by the Trustees of the Trust and in accordance with each Fund’s investment objective, policies, and restrictions as set forth herein and in the Prospectus, and has the right to select subadvisers to the Funds pursuant to an investment subadvisory agreement (the “Subadvisory Agreement”).
The Advisory Agreement with each Fund may be terminated by the Board or by MML Advisers without penalty: (i) at any time for cause or by agreement of the parties or (ii) by either party upon sixty days’ written notice to the other party. In addition, each Advisory Agreement automatically terminates if it is assigned or if its continuance is not specifically approved at least annually (after its initial 2 year period) by the Board or by the holders of a majority of the outstanding voting securities of the applicable Fund, and in either case by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. MML Advisers’ liability regarding its investment management obligations and duties is limited to situations involving its willful misfeasance, bad faith, gross negligence, or reckless disregard of such obligations and duties.
MML Advisers also serves as investment adviser to: MassMutual Select 20/80 Allocation Fund, MassMutual Select 40/60 Allocation Fund, MassMutual Select 60/40 Allocation Fund, MassMutual Select 80/20 Allocation Fund, MassMutual RetireSMARTSM by JPMorgan In Retirement Fund, MassMutual RetireSMARTSM by JPMorgan 2020 Fund, MassMutual RetireSMARTSM by JPMorgan 2025 Fund, MassMutual RetireSMARTSM by JPMorgan 2030 Fund, MassMutual RetireSMARTSM by JPMorgan 2035 Fund, MassMutual RetireSMARTSM by JPMorgan 2040 Fund, MassMutual RetireSMARTSM by JPMorgan 2045 Fund, MassMutual RetireSMARTSM by JPMorgan 2050 Fund, MassMutual RetireSMARTSM by JPMorgan 2055 Fund, MassMutual RetireSMARTSM by JPMorgan 2060 Fund, MassMutual Select T. Rowe Price Retirement Balanced Fund, MassMutual Select T. Rowe Price Retirement 2005 Fund, MassMutual Select T. Rowe Price Retirement 2010 Fund, MassMutual Select T. Rowe Price Retirement 2015 Fund, MassMutual Select T. Rowe Price Retirement 2020 Fund, MassMutual Select T. Rowe Price Retirement 2025 Fund, MassMutual Select T. Rowe Price Retirement 2030 Fund, MassMutual Select T. Rowe Price Retirement 2035 Fund, MassMutual Select T. Rowe Price Retirement 2040 Fund, MassMutual Select T. Rowe Price Retirement 2045 Fund, MassMutual Select T. Rowe Price Retirement 2050 Fund, MassMutual Select T. Rowe Price Retirement 2055 Fund, MassMutual Select T. Rowe Price Retirement 2060 Fund, MM Select Equity Asset Fund, MassMutual Select T. Rowe Price Bond Asset Fund, MassMutual Select T. Rowe Price Emerging Markets Bond Fund, MassMutual Select T. Rowe Price Large Cap Blend Fund, MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, MassMutual Select T. Rowe Price Real Assets Fund, MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, and MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund, which are series of the Trust; MassMutual Premier U.S. Government Money Market Fund, MassMutual Premier Short-Duration Bond Fund, MassMutual Premier Inflation-Protected and Income Fund, MassMutual Premier Core Bond Fund, MassMutual Premier Diversified Bond Fund, MassMutual Premier High Yield Fund, MassMutual Premier Balanced Fund, MassMutual Premier Disciplined Value Fund, MassMutual Premier Main Street Fund, MassMutual Premier Disciplined Growth Fund, MassMutual Premier Small Cap Opportunities Fund, MassMutual Premier Global Fund, MassMutual Premier International Equity Fund, and MassMutual Premier Strategic Emerging Markets Fund, which are series of MassMutual Premier Funds, an open-end management investment company; MML Aggressive Allocation Fund, MML American Funds Core Allocation Fund, MML American Funds Growth Fund, MML American Funds International Fund, MML Balanced Allocation Fund, MML Blue Chip Growth Fund, MML Conservative Allocation Fund, MML Equity Income Fund, MML Equity Index Fund, MML Focused Equity Fund, MML Foreign Fund, MML Fundamental Growth Fund, MML Fundamental Value Fund, MML Global Fund, MML Growth Allocation Fund, MML Growth & Income Fund, MML Income & Growth Fund, MML International Equity Fund, MML Large Cap Growth Fund, MML Managed Volatility Fund, MML Mid Cap Growth Fund, MML Mid Cap Value Fund, MML Moderate Allocation Fund, MML Small Cap Growth Equity Fund, MML Small Company Value Fund, MML Small/Mid Cap Value Fund, and MML Total Return Bond Fund, which are series of MML Series Investment Fund, an open-end management investment company; MML Asset Momentum Fund, MML Blend Fund, MML Dynamic Bond Fund, MML Equity Fund, MML Equity Rotation Fund, MML High Yield Fund, MML Inflation-Protected and Income Fund, MML Managed Bond Fund, MML Short-Duration Bond Fund, MML Small Cap Equity Fund, MML Special Situations Fund, MML Strategic Emerging Markets Fund, and MML U.S. Government Money Market Fund, which are series of MML Series Investment Fund II, an open-end management investment company; certain wholly-owned subsidiaries of MassMutual; and various employee benefit plans and separate investment accounts in which employee benefit plans invest.

The Trust, on behalf of each Fund, pays MML Advisers an investment advisory fee monthly, at an annual rate based upon the average daily net assets of that Fund as follows:
Fund
Total Return Bond Fund	0.30% on the first $2 billion; and 0.27% on any excess over $2 billion
Strategic Bond Fund	0.45% on the first $200 million; and 0.35% on any excess over $200 million
MM Select BlackRock Global Allocation Fund	0.78% on the first $750 million; and 0.73% on any excess over $750 million
Diversified Value Fund	0.50% on the first $400 million; and 0.475% on any excess over $400 million
Fundamental Value Fund	0.60% on the first $1.25 billion; 0.575% on the next $250 million; and 0.55% on any excess over $1.5 billion
S&P 500 Index Fund	0.10% on the first $2.5 billion; 0.08% on the next $2.5 billion; and 0.05% on any excess over $5 billion
Equity Opportunities Fund	0.69% on the first $1 billion; and 0.64% on any excess over $1 billion
Fundamental Growth Fund	0.65% on the first $300 million; and 0.60% on any excess over $300 million
Blue Chip Growth Fund	0.65% on the first $750 million; and 0.60% on any excess over $750 million
Growth Opportunities Fund	0.71% on the first $500 million; and 0.68% on any excess over $500 million
Mid-Cap Value Fund	0.70% on the first $300 million; and 0.65% on any excess over $300 million
Small Cap Value Equity Fund	0.75% on the first $300 million; and 0.70% on any excess over $300 million
Small Company Value Fund	0.85% on the first $750 million; and 0.80% on any excess over $750 million
S&P Mid Cap Index Fund	0.10% on the first $500 million; and 0.08% on any excess over $500 million
Russell 2000 Small Cap Index Fund	0.10% on the first $500 million; and 0.08% on any excess over $500 million
Mid Cap Growth Fund	0.72% on the first $2 billion; and 0.67% on any excess over $2 billion
Small Cap Growth Equity Fund	0.80% on the first $1 billion; and 0.78% on any excess over $1 billion
MSCI EAFE International Index Fund	0.10% on the first $1 billion; and 0.09% on any excess over $1 billion
Overseas Fund	0.80% on the first $750 million; 0.775% on the next $500 million; and 0.75% on any excess over $1.25 billion
MM Select T. Rowe Price International Equity Fund	0.69%
Unaffiliated Subadvisers

AllianceBernstein
MML Advisers has entered into a Subadvisory Agreement with AllianceBernstein pursuant to which AllianceBernstein serves as a subadviser for the Small Company Value Fund. This agreement provides that AllianceBernstein manage the investment and reinvestment of a portion of the assets of the Fund. AllianceBernstein is located at 1345 Avenue of the Americas, New York, New York 10105. AllianceBernstein is a leading global investment management firm providing investment management services for many of the largest U.S. public and private employee benefit plans, foundations, public employee retirement funds, pension funds, endowments, banks, insurance companies, and high-net-worth individuals worldwide. AllianceBernstein is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. AllianceBernstein is a Delaware limited partnership, the majority limited partnership interests in which are held, directly and indirectly, by its parent company AXA Equitable Holdings, Inc. (“EQH”), a publicly traded holding company for a diverse group of financial services companies. AllianceBernstein Corporation, an indirect wholly-owned subsidiary of EQH, is the general partner of both AllianceBernstein and AllianceBernstein Holding L.P., a publicly traded partnership.
As of September 30, 2019, AllianceBernstein Holding L.P. owned approximately 35.4% of the issued and outstanding AllianceBernstein Units. As of September 30, 2019, EQH and its subsidiaries had an approximate 65.3% economic interest in AllianceBernstein (including both the general partnership and limited partnership interests in AllianceBernstein Holding L.P. and AllianceBernstein).
AllianceBernstein also provides subadvisory services for the MML Small/Mid Cap Value Fund, which is a series of MML Series Investment Fund, a registered, open-end investment company for which MML Advisers serves as investment adviser.
American Century
MML Advisers has entered into Subadvisory Agreements with American Century pursuant to which American Century serves as a subadviser for the Mid-Cap Value Fund and Small Company Value Fund. These agreements provide that American Century manage the investment and reinvestment of all or a portion of the assets of the Funds, as applicable. American Century is located at 4500 Main Street, Kansas City, Missouri 64111. American Century is wholly-owned by American Century Companies, Inc. (“ACC”). The Stowers Institute for Medical Research (“SIMR”) controls ACC by virtue of its beneficial ownership of more than 25% of the voting securities of ACC. SIMR is a part of a not-for-profit biomedical research organization dedicated to finding the keys to the causes, treatments, and prevention of disease.
American Century also provides subadvisory services for the MML Mid Cap Value Fund, which is a series of MML Series Investment Fund, a registered, open-end investment company for which MML Advisers serves as investment adviser.
Barrow Hanley
MML Advisers has entered into Subadvisory Agreements with Barrow Hanley pursuant to which Barrow Hanley serves as a subadviser for the Fundamental Value Fund and Small Cap Value Equity Fund. These agreements provide that Barrow Hanley manage the investment and reinvestment of a portion of the assets of the Funds. Barrow Hanley is located at 2200 Ross Avenue, 31st Floor, Dallas, Texas 75201. Barrow Hanley is an indirect subsidiary of BrightSphere Investment Group, Inc., a public company listed on the NYSE (Ticker: BSIG), comprised of approximately seven independent asset management firms.
Barrow Hanley also provides subadvisory services for the MML Income & Growth Fund, which is a series of MML Series Investment Fund, a registered, open-end investment company for which MML Advisers serves as investment adviser.
BlackRock
MML Advisers has entered into a Subadvisory Agreement with BlackRock pursuant to which BlackRock serves as a subadviser for the MM Select BlackRock Global Allocation Fund. This agreement provides that BlackRock manage the investment and reinvestment of the assets of the Fund. BlackRock is located at 1 University Square, Princeton, New Jersey 08540. BlackRock is an affiliate of BlackRock Advisors, LLC, which is an indirect, wholly-owned subsidiary of BlackRock, Inc.

Boston Partners
MML Advisers has entered into a Subadvisory Agreement with Boston Partners pursuant to which Boston Partners serves as a subadviser for the Fundamental Value Fund. This agreement provides that Boston Partners manage the investment and reinvestment of a portion of the assets of the Fund. Boston Partners is located at One Grand Central Place, 60 East 42nd Street, Suite 1550, New York, New York 10165. Boston Partners is a registered investment adviser organized in Delaware.
Boston Partners also provides subadvisory services for the MML Fundamental Value Fund, which is a series of MML Series Investment Fund, a registered, open-end investment company for which MML Advisers serves as investment adviser.
Brandywine Global
MML Advisers has entered into a Subadvisory Agreement with Brandywine Global pursuant to which Brandywine Global serves as a subadviser for the Diversified Value Fund. This agreement provides that Brandywine Global manage the investment and reinvestment of a portion of the assets of the Fund. Brandywine Global is located at 1735 Market Street, Suite 1800, Philadelphia, Pennsylvania 19103. Brandywine Global is a wholly-owned, independently operated subsidiary of Legg Mason, Inc., and is headquartered in Philadelphia. Brandywine Global also operates two affiliated companies with offices in Singapore and London.
Brandywine Global also provides subadvisory services for the MML Equity Fund, which is a series of MML Series Investment Fund II, a registered, open-end investment company for which MML Advisers serves as investment adviser.
Frontier
MML Advisers has entered into a Subadvisory Agreement with Frontier pursuant to which Frontier serves as a subadviser for the Mid Cap Growth Fund. This agreement provides that Frontier manage the investment and reinvestment of a portion of the assets of the Fund. Frontier is located at 99 Summer Street, Boston, Massachusetts 02110. Frontier was founded in 1980 and since 2000 has been a Delaware limited liability company with senior professionals of the firm sharing ownership with Affiliated Managers Group, Inc.
Harris
MML Advisers has entered into a Subadvisory Agreement with Harris pursuant to which Harris serves as a subadviser for the Overseas Fund. This agreement provides that Harris manage the investment and reinvestment of a portion of the assets of the Fund. Harris is located at 111 S. Wacker Drive, Suite 4600, Chicago, Illinois 60606. Harris is a limited partnership managed by its general partner, Harris Associates, Inc. (“HAI”). Harris and HAI are wholly-owned subsidiaries of Natixis Investment Managers, L.P., which is an indirect subsidiary of Natixis Investment Managers, an international asset management group based in Paris, France, that is in turn principally owned by Natixis, a French investment banking and financial services firm. Natixis is principally owned by BPCE, France’s second largest banking group. BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks.
Harris also provides subadvisory services for the MML International Equity Fund, which is a series of MML Series Investment Fund, a registered, open-end investment company for which MML Advisers serves as investment adviser.
Invesco
MML Advisers has entered into a Subadvisory Agreement with Invesco pursuant to which Invesco serves as a subadviser for the Small Cap Growth Equity Fund. This agreement provides that Invesco manage the investment and reinvestment of a portion of the assets of the Fund. Invesco is located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. Invesco is an indirect wholly-owned subsidiary of Invesco Ltd., a publicly traded company that, through its subsidiaries, engages in the business of investment management on an international basis.
Invesco also provides subadvisory services for the MML Small Cap Equity Fund and MML Strategic Emerging Markets Fund, each of which is a series of MML Series Investment Fund II, a registered, open-end investment company for which MML Advisers serves as investment adviser, and for the MassMutual Premier Main Street Fund, MassMutual Premier Small Cap Opportunities Fund, MassMutual Premier Global Fund, MassMutual Premier International Equity Fund, and MassMutual Premier Strategic Emerging Markets Fund, each of which is as series of MassMutual Premier Funds, a registered, open-end investment company for which MML Advisers serves as investment adviser.

Jackson Square
MML Advisers has entered into a Subadvisory Agreement with Jackson Square pursuant to which Jackson Square serves as a subadviser for the Growth Opportunities Fund. This agreement provides that Jackson Square manage the investment and reinvestment of a portion of the assets of the Fund. Jackson Square is located at 101 California Street, Suite 3750, San Francisco, California 94111. Jackson Square, a limited liability company organized under the laws of Delaware, is jointly owned by California Street Partners, LP, which is beneficially owned by its portfolio management team and other employees of Jackson Square, and Macquarie Investment Management Advisers (“Macquarie Investment”). Macquarie Investment is an indirect subsidiary of Macquarie Group Limited (“Macquarie”). Macquarie is traded on the Australian Stock Exchange (ASX: MQG) and regulated by the Australian Prudential Regulation Authority, the Australian banking regulator. Investments in the Growth Opportunities Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the “Macquarie Group”), and will be subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company, Jackson Square, or Macquarie Investment guarantees or will guarantee the performance of the Growth Opportunities Fund, the repayment of capital from the Fund, or any particular rate of return.
Loomis Sayles
MML Advisers has entered into a Subadvisory Agreement with Loomis Sayles pursuant to which Loomis Sayles serves as a subadviser for the Blue Chip Growth Fund. This agreement provides that Loomis Sayles manage the investment and reinvestment of a portion of the assets of the Fund. Loomis Sayles is located at One Financial Center, Boston, Massachusetts 02111 and is an indirect subsidiary of Natixis Investment Managers, L.P. which owns, in addition to Loomis Sayles, a number of other asset management and distribution and service entities. Natixis Investment Managers, L.P. is part of Natixis Investment Managers, an international asset management group based in Paris, France, that is in turn owned by Natixis, a French investment banking and financial services firm. Natixis is principally owned by BPCE, France’s second largest banking group. The group includes two autonomous and complimentary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks.
Loomis Sayles also provides subadvisory services for the MML Large Cap Growth Fund, which is a series of MML Series Investment Fund, a registered, open-end investment company for which MML Advisers serves as investment adviser.
MFS
MML Advisers has entered into a Subadvisory Agreement with MFS pursuant to which MFS serves a subadviser for the Overseas Fund. This agreement provides that MFS manage the investment and reinvestment of a portion of the assets of the Fund. MFS is located at 111 Huntington Avenue, Boston, Massachusetts 02199. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company).
MFS also provides subadvisory services for the MML Global Fund and MML Growth & Income Fund, each of which is a series of MML Series Investment Fund, a registered, open-end investment company for which MML Advisers serves as investment adviser.
MetWest
MML Advisers has entered into a Subadvisory Agreement with MetWest pursuant to which MetWest serves as a subadviser for the Total Return Bond Fund. This agreement provides that MetWest manage the investment and reinvestment of the assets of the Fund. MetWest is located at 865 S. Figueroa Street, Suite 1800, Los Angeles, California 90017. MetWest was founded in 1996, and is a wholly-owned subsidiary of TCW Asset Management Company LLC, which is a wholly-owned subsidiary of The TCW Group, Inc.
MetWest also provides subadvisory services for the MML Total Return Bond Fund, which is a series of MML Series Investment Fund, a registered, open-end investment company for which MML Advisers serves as investment adviser.
NTI
MML Advisers has entered into Subadvisory Agreements with NTI pursuant to which NTI serves as a subadviser for the MM S&P 500 Index Fund, MM S&P Mid Cap Index Fund, MM Russell 2000 Small Cap Index Fund, and MM MSCI EAFE International Index Fund. These agreements provide that NTI manage the investment and reinvestment of the assets of the Funds. NTI is located at 50 South LaSalle Street, Chicago, Illinois 60603. NTI, a subsidiary of Northern Trust Corporation, is an Illinois State Banking Corporation and an investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). It primarily manages assets for institutional and individual separately managed accounts, investment companies, and bank common and collective funds. Northern Trust Corporation is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended.
NTI also provides subadvisory services for the MML Equity Index Fund, which is a series of MML Series Investment Fund, a registered, open-end investment company for which MML Advisers serves as investment adviser.
Sands Capital
MML Advisers has entered into a Subadvisory Agreement with Sands Capital pursuant to which Sands Capital serves as a subadviser for the Growth Opportunities Fund. This agreement provides that Sands Capital manage the investment and reinvestment of a portion of the assets of the Fund. Sands Capital is located at 1000 Wilson Boulevard, Suite 3000, Arlington, Virginia 22209. Sands Capital is an independent, employee-owned investment management firm registered with the SEC as an investment adviser under the Advisers Act.
T. Rowe Price
MML Advisers has entered into Subadvisory Agreements with T. Rowe Price pursuant to which T. Rowe Price serves as a subadviser for the Diversified Value Fund, Equity Opportunities Fund, Blue Chip Growth Fund, Mid Cap Growth Fund, and MM Select T. Rowe Price International Equity Fund. These agreements provide that T. Rowe Price manage the investment and reinvestment of all or a portion of the assets of the Funds, as applicable. T. Rowe Price is located at 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company.
T. Rowe Price also provides subadvisory services for the MassMutual Select T. Rowe Price Retirement Balanced Fund, MassMutual Select T. Rowe Price Retirement 2005 Fund, MassMutual Select T. Rowe Price Retirement 2010 Fund, MassMutual Select T. Rowe Price Retirement 2015 Fund, MassMutual Select T. Rowe Price Retirement 2020 Fund, MassMutual Select T. Rowe Price Retirement 2025 Fund, MassMutual Select T. Rowe Price Retirement 2030 Fund, MassMutual Select T. Rowe Price Retirement 2035 Fund, MassMutual Select T. Rowe Price Retirement 2040 Fund, MassMutual Select T. Rowe Price Retirement 2045 Fund, MassMutual Select T. Rowe Price Retirement 2050 Fund, MassMutual Select T. Rowe Price Retirement 2055 Fund, MassMutual Select T. Rowe Price Retirement 2060 Fund, MassMutual Select T. Rowe Price Bond Asset Fund, MassMutual Select T. Rowe Price Emerging Markets Bond Fund, MassMutual Select T. Rowe Price Large Cap Blend Fund, MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, MassMutual Select T. Rowe Price Real Assets Fund, MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, and MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund, each of which is a series of the Trust, for the MML Blue Chip Growth Fund, MML Equity Income Fund, MML Mid Cap Growth Fund, and MML Small Company Value Fund, each of which is a series of MML Series Investment Fund, a registered, open-end investment company for which MML Advisers serves as investment adviser, and for the MML Equity Fund which is a series of MML Series Investment Fund II, a registered, open-end investment company for which MML Advisers serves as investment adviser.
In addition, T. Rowe Price International Ltd (“T. Rowe Price International”) serves as a sub-subadviser for the MM Select T. Rowe Price International Equity Fund. T. Rowe Price International is a direct subsidiary of T. Rowe Price. T. Rowe Price has entered into a subadvisory agreement with T. Rowe Price International under which, subject to the supervision of T. Rowe Price, T. Rowe Price International is authorized to trade securities, make discretionary investment decisions, and effect securities transactions, including the negotiation of commissions and the allocation of principal business and portfolio brokerage, on behalf of the MM Select T. Rowe Price International Equity Fund. T. Rowe Price International is located at 60 Queen Victoria Street, London EC4N 4TZ, United Kingdom. T. Rowe Price International also provides sub-subadvisory services for the MassMutual Select T. Rowe Price Bond Asset Fund, which is a series of the Trust.
Wellington Management
MML Advisers has entered into Subadvisory Agreements with Wellington Management pursuant to which Wellington Management serves as a subadviser for the Equity Opportunities Fund, Fundamental Growth Fund, Small Cap Value Equity Fund, and Small Cap Growth Equity Fund. These agreements provide that Wellington Management manage the investment and reinvestment of all or a portion of the assets of the Funds, as applicable. Wellington Management is located at 280 Congress Street, Boston, Massachusetts 02210. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership.

Wellington Management also provides subadvisory services for the MML Focused Equity Fund, MML Fundamental Growth Fund, MML Mid Cap Growth Fund, and MML Small Cap Growth Equity Fund, each of which is a series of MML Series Investment Fund, a registered, open-end investment company for which MML Advisers serves as investment adviser.
Western Asset and Western Asset Limited
MML Advisers has entered into Subadvisory Agreements with Western Asset and Western Asset Limited pursuant to which Western Asset and Western Asset Limited serve as subadvisers for the Strategic Bond Fund. These agreements provide that Western Asset and Western Asset Limited manage the investment and reinvestment of the assets of the Fund. Western Asset is located at 385 E. Colorado Boulevard, Pasadena, California 91101. Western Asset Limited is located at 10 Exchange Square, Primrose Street, London, EC 2A2EN, United Kingdom. Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc.
The Funds’ subadvisory fees are paid by MML Advisers out of the advisory fees previously disclosed above.
Information about each portfolio manager’s compensation, other accounts managed by the portfolio managers, and each portfolio manager’s ownership of securities in the relevant Fund can be found in Appendix C.
Organization and Management of the Select Cayman Fund
The MM Select BlackRock Global Allocation Fund may gain exposure to certain commodities-related investments by investing up to 25% of its total assets in the Select Cayman Fund. The Select Cayman Fund expects to invest primarily in commodities-related investments.
The Select Cayman Fund is a company organized under the laws of the Cayman Islands, whose registered office is located in the Cayman Islands. The Select Cayman Fund’s affairs are overseen by its own board of directors. BlackRock serves as investment adviser to the Select Cayman Fund. State Street provides administrative services to the Select Cayman Fund. The Select Cayman Fund has also entered into contracts for the provision of custody, transfer agency, and audit services with the same or with affiliates of the same service providers that provide those services to the MM Select BlackRock Global Allocation Fund.
Administrator, Sub-Administrators, and Shareholder Servicing Agent
MML Advisers has entered into an administrative and shareholder services agreement (the “Administrative and Shareholder Services Agreement”) with the Trust, on behalf of each Fund, pursuant to which MML Advisers is obligated to provide certain administrative and shareholder services. MML Advisers may, at its expense, employ others to supply all or any part of the services to be provided to the Funds pursuant to the Administrative and Shareholder Services Agreement. MML Advisers has entered into sub-administration agreements with both State Street and MassMutual pursuant to which State Street and MassMutual each assist in many aspects of fund administration. Pursuant to a letter agreement between the Trust, MML Advisers, and State Street, the Trust has agreed to pay State Street for the services it provides pursuant to the sub-administration agreement with MML Advisers, although MML Advisers remains ultimately responsible for the payment of any such fees owed to State Street. The Trust, on behalf of each Fund, pays MML Advisers an administrative services fee monthly at an annual rate based upon the average daily net assets of the applicable class of shares of each Fund as shown in the table below:
	Class I	Class R5	Service Class	Administrative Class	Class A	Class R4	Class R3
Total Return Bond Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Strategic Bond Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
MM Select BlackRock Global Allocation Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Diversified Value Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Fundamental Value Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
S&P 500 Index Fund	None	0.10%	0.20%	0.20%	0.20%	0.25%	0.25%
Equity Opportunities Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Fundamental Growth Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Blue Chip Growth Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Growth Opportunities Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%

	Class I	Class R5	Service Class	Administrative Class	Class A	Class R4	Class R3
Mid-Cap Value Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Small Cap Value Equity Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Small Company Value Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
S&P Mid Cap Index Fund	None	0.10%	0.20%	0.20%	0.20%	0.25%	0.25%
Russell 2000 Small Cap Index Fund	None	0.10%	0.20%	0.20%	0.20%	0.25%	0.25%
Mid Cap Growth Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Small Cap Growth Equity Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
MSCI EAFE International Index Fund	None	0.10%	0.20%	0.20%	0.20%	0.25%	0.25%
Overseas Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
MM Select T. Rowe Price International Equity Fund	None	N/A	N/A	N/A	N/A	N/A	N/A
The Trust has entered into a separate Supplemental Shareholder Services Agreement with MassMutual, on behalf of Service Class shares, Administrative Class shares, and Class A shares of each Fund. Fees payable under the Supplemental Shareholder Services Agreement are intended to compensate MassMutual for its provision of shareholder services to the Funds’ investors and are calculated and paid based on the average daily net assets attributable to the relevant share classes of the Funds separately, at the following annual rates: 0.05% for Service Class shares, and 0.15% for Administrative Class shares and Class A shares. MassMutual may pay these fees to other intermediaries for providing shareholder services to the Funds’ investors.
Pursuant to the Advisory Agreements, Subadvisory Agreements, Administrative and Shareholder Services Agreement, and Supplemental Shareholder Services Agreement described above, for the fiscal years ended September 30, 2019, September 30, 2018, and September 30, 2017, the amount of advisory fees paid by each Fund, the amount of subadvisory fees paid by each Fund, the amount of any advisory fees waived by MML Advisers, the amount of administrative fees paid by each Fund, the amount of supplemental shareholder services fees paid by each Fund, and the amount of any fees reimbursed by MML Advisers are as follows:
Pursuant to the Advisory Agreements, Subadvisory Agreements, Administrative and Shareholder Services Agreement, and Supplemental Shareholder Services Agreement described above, for the fiscal years ended September 30, 2019, September 30, 2018, and September 30, 2017, the amount of advisory fees paid by each Fund, the amount of subadvisory fees paid by each Fund, the amount of any advisory fees waived by MML Advisers, the amount of administrative fees paid by each Fund, the amount of supplemental shareholder services fees paid by each Fund, and the amount of any fees reimbursed by MML Advisers are as follows:
	Fiscal Year Ended September 30, 2019
	Advisory Fees Paid	Subadvisory Fees Paid	Advisory Fees Waived	Administrative Fees Paid	Supplemental Shareholder Services Fees Paid	Other Expenses Reimbursed
Total Return Bond Fund	$2,590,396	$1,139,905	$—	$681,238	$131,014	$—
Strategic Bond Fund 1	2,546,510	1,113,789	—	495,633	200,993	(44,755)
MM Select BlackRock Global Allocation Fund2	4,335,353	3,192,951	—	69,777	17,777	(758,961)
Diversified Value Fund	1,916,749	852,886	—	228,177	88,922	—
Fundamental Value Fund	5,626,268	2,361,235	—	523,950	227,688	—
S&P 500 Index Fund	3,082,705	260,687		4,514,412	1,038,136	—
Equity Opportunities Fund	4,363,078	1,957,946	—	464,216	217,994	—
Fundamental Growth Fund 3	876,045	394,042	—	95,373	46,049	(49,879)
Blue Chip Growth Fund	18,793,236	9,346,671	—	1,714,505	787,421	—
Growth Opportunities Fund	4,151,841	2,313,986	—	404,001	170,118	—
Mid-Cap Value Fund 4	647,887	381,443	—	9,083	4,848	(184,883)
Small Cap Value Equity Fund 5	768,042	491,325	—	68,528	23,116	(56,448)
Small Company Value Fund 6	1,740,251	1,086,856	(13,177)	130,508	48,367	—
S&P Mid Cap Index Fund	462,341	156,712	—	888,661	149,219	—
Russell 2000 Small Cap Index Fund7	301,338	119,088	—	508,289	116,834	(17,430)
Mid Cap Growth Fund	55,892,983	37,507,420	—	3,349,337	1,000,262	—
Small Cap Growth Equity Fund	4,392,896	2,885,288	—	305,323	114,405	—
MSCI EAFE International Index Fund	227,691	155,056	—	388,015	97,529	—
Overseas Fund	4,476,722	2,594,223	—	295,940	103,334	—
MM Select T. Rowe Price International Equity Fund8	6,772,373	3,705,155	—	—	—	(1,198,156)

1
The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through September 30, 2019, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.48%, 0.58%, 0.68%, 0.78%, 1.03%, 0.93%, and 1.18% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively.

2
The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through September 30, 2019, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.79%, 0.89%, 0.99%, 1.09%, 1.34%, 1.24%, and 1.49% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively. Advisory fees paid by the Fund do not include the $40,504 paid by the Select Cayman Fund to BlackRock for advisory fee services.

3
The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through January 31, 2019, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.70%, 0.80%, 0.90%, 1.00%, 1.25%, 1.15%, and 1.40% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively.

4
The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through September 30, 2019, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.80%, 0.90%, 1.00%, 1.10%, 1.35%, 1.25%, and 1.50% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively.
5
The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through January 31, 2019, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.80%, 0.90%, 1.00%, 1.10%, 1.35%, 1.25%, and 1.50% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively.

6
The expenses in the above table reflect a voluntary agreement by MML Advisers to waive 0.02% of the Advisory fees of the Fund through January 31, 2019.

7
The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through September 30, 2019, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.20%, 0.30%, 0.45%, 0.55%, 0.80%, 0.70%, and 0.95% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively.

8
The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) through September 30, 2019, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.67% for Class I.

	Fiscal Year Ended September 30, 2018
	Advisory Fees Paid	Subadvisory Fees Paid	Advisory Fees Waived	Administrative Fees Paid	Supplemental Shareholder Services Fees Paid	Other Expenses Reimbursed
Total Return Bond Fund	$2,607,532	$1,137,609	$—	$830,098	$170,562	$—
Strategic Bond Fund	2,063,300	811,992	—	513,113	209,584	—
MM Select BlackRock Global Allocation Fund1	4,573,729	3,278,743	—	88,039	23,470	(1,029,404)
Diversified Value Fund	1,907,888	885,443	—	207,372	74,686	—
Fundamental Value Fund	7,262,562	2,965,662	—	735,990	303,936	—
S&P 500 Index Fund	3,190,095	270,879	—	5,173,825	1,165,823	—
Equity Opportunities Fund	4,671,112	2,159,239	—	558,596	284,193	—
Fundamental Growth Fund 2	1,011,562	452,588	—	98,144	48,598	(130,222)
Blue Chip Growth Fund	16,226,349	8,011,180	—	1,663,179	756,052	—
Growth Opportunities Fund	5,433,166	3,091,853	—	504,686	233,934	—
Mid-Cap Value Fund 3	649,888	382,597	—	11,771	4,921	(169,349)
Small Cap Value Equity Fund 3	1,153,156	739,048	—	91,934	29,877	(145,230)
Small Company Value Fund 4	2,046,914	1,320,372	(48,162)	150,894	60,039	—
S&P Mid Cap Index Fund	490,956	165,745	—	989,806	162,933	—
Russell 2000 Small Cap Index Fund	308,841	120,845	—	550,072	129,606	—
Mid Cap Growth Fund	45,662,285	31,332,468	—	3,114,159	1,073,572	—
Small Cap Growth Equity Fund	4,698,798	3,095,179 5	—	313,248	122,221	—
MSCI EAFE International Index Fund6	235,158	159,719	—	409,482	103,171	(162,453)
Overseas Fund	4,878,169	2,819,444	—	373,810	149,386	—
MM Select T. Rowe Price International Equity Fund7,8	2,932,971	1,816,345	—	—	—	(954,243)

1
The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, interest expense, short sale dividend and loan expense, Acquired Fund Fees and Expenses, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through September 30, 2018, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.79%, 0.89%, 0.99%, 1.09%, 1.34%, 1.24%, and 1.49% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively. Advisory fees paid by the fund do not include the $79,551 paid by the Select Cayman Fund to BlackRock for advisory fee services.

2
The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through September 30, 2018, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.70%, 0.80%, 0.90%, 1.00%, 1.25%, 1.15%, and 1.40% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively.

3
The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through September 30, 2018, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.80%, 0.90%, 1.00%, 1.10%, 1.35%, 1.25%, and 1.50% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively.

4
The expenses in the above table reflect a voluntary agreement by MML Advisers to waive 0.02% of the Advisory fees of the Fund.

5
$948.708 paid to OFI Global and $2,146,471 paid to Wellington Management.

6
The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through September 30, 2018, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.25%, 0.35%, 0.50%, 0.60%, 0.85%, 0.75%, and 1.00% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively.

7
Commenced operations on February 9, 2018.

8
The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) through September 30, 2018, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.67% for Class I.
	Fiscal Year Ended September 30, 2017
	Advisory Fees Paid	Subadvisory Fees Paid	Advisory Fees Waived	Administrative Fees Paid	Supplemental Shareholder Services Fees Paid	Other Expenses Reimbursed
Total Return Bond Fund	$2,850,225	$1,226,945	$—	$1,030,816	$188,021	$—
Strategic Bond Fund 1	1,594,901	699,577	—	410,001	182,900	(79,744)
MM Select BlackRock Global Allocation Fund2	4,425,459	3,208,034	—	96,957	27,906	(1,111,326)
Diversified Value Fund	1,728,750	761,460	—	109,528	43,096	—
Fundamental Value Fund	7,532,049	3,620,882	—	878,508	381,104	—
S&P 500 Index Fund	3,347,945	286,111	—	4,938,506	1,102,198	—
Equity Opportunities Fund	5,042,296	2,678,224	—	650,239	347,880	—
Fundamental Growth Fund 3	798,245	435,131	—	81,422	42,864	(167,185)
Blue Chip Growth Fund	11,489,124	6,140,051	—	1,389,141	674,168	—
Growth Opportunities Fund	5,725,623	3,654,165	—	631,920	320,186	—
Mid-Cap Value Fund 4	774,022	449,904	—	15,354	5,106	(133,637)
Small Cap Value Equity Fund 4	1,437,278	921,043	—	89,746	31,200	(123,587)
Small Company Value Fund 5	2,354,916	1,498,535	(55,410)	181,981	67,799	—
S&P Mid Cap Index Fund	391,760	134,906	—	703,548	164,565	—
Russell 2000 Small Cap Index Fund6	287,962	113,973	—	402,430	114,325	(51,656)
Mid Cap Growth Fund	27,935,364	18,778,519	—	2,367,131	1,029,170	—
Small Cap Growth Equity Fund	4,077,106	2,761,097 7	—	277,682	115,285	—
MSCI EAFE International Index Fund8	245,784	165,065	—	351,499	96,958	(155,882)
Overseas Fund	4,975,037	2,931,075	—	377,326	166,132	—

1
The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) through September 30, 2017, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.48%, 0.58%, 0.68%, 0.78%, 1.03%, 0.93%, and 1.18% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively.

2
The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) through September 30, 2017, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.79%, 0.89%, 0.99%, 1.09%, 1.34%, 1.24%, and 1.49% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively. Advisory fees paid by the fund do not include the $121,943 paid by the Select Cayman Fund to BlackRock for advisory fee services.

3
The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) through September 30, 2017, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.70%, 0.80%, 0.90%, 1.00%, 1.25%, 1.15%, and 1.40% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively.

4
The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) through September 30, 2017, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.80%, 0.90%, 1.00%, 1.10%, 1.35%, 1.25%, and 1.50% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively.
5
The expenses in the above table reflect a voluntary agreement by MML Advisers to waive 0.02% of the Advisory fees of the Fund.

6
The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) through September 30, 2017, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.20%, 0.30%, 0.45%, 0.55%, 0.80%, 0.70%, and 0.95% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively.

7
$826,299 paid to OFI Global and $1,934,798 paid to Wellington Management.

8
The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) through September 30, 2017, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.25%, 0.35%, 0.50%, 0.60%, 0.85%, 0.75%, and 1.00% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively.

THE DISTRIBUTOR
The Funds’ shares are continuously distributed by MML Distributors, LLC (the “Distributor”), located at 100 Bright Meadow Blvd., Enfield, Connecticut 06082-1981, pursuant to a Principal Underwriter Agreement with the Trust dated as of February 6, 2006, as amended (the “Distribution Agreement”). The Distributor pays commissions to its selling dealers as well as the costs of printing and mailing prospectuses to potential investors and of any advertising incurred by it in connection with distribution of shares of the Funds. The Distributor is a wholly-owned subsidiary of MassMutual.
The Distributor has agreed to use reasonable efforts to sell shares of the Funds but has not agreed to sell any specific number of shares of the Funds. The Distributor’s compensation for serving as such is the amounts received by it from time to time under the Funds’ Amended and Restated Rule 12b-1 plan. In addition, the Distributor receives any front-end sales charges imposed on the sales of Class A shares of the Funds. Sales loads paid to the Distributor in respect of all of the Funds during the fiscal year ended September 30, 2019 were $45.
Shares of each Fund may be purchased through agents of the Distributor who are registered representatives and licensed by the Distributor to sell Fund shares, and through registered representatives of selected broker-dealers which are members of FINRA and which have entered into selling agreements with the Distributor. The Distributor may reallow up to 100% of any sales load on shares sold by dealers with whom it has sales agreements. Broker-dealers with which the Distributor has entered into selling agreements may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to such customers by each individual broker-dealer.
The Distribution Agreement continued in effect for an initial two-year period, and thereafter continues in effect so long as such continuance is approved at least annually (i) by the vote of a majority of the Trustees or by a vote of a majority of the shares of the Trust; and (ii) by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any such person, cast in person at a meeting called for the purpose of voting on such approval.
CLASS A, CLASS R4, AND CLASS R3 DISTRIBUTION AND SERVICE PLAN
The Trust has adopted, with respect to the Class A, Class R4, and Class R3 shares of each Fund, an Amended and Restated Rule 12b-1 Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan, by vote cast in person at a meeting called for the purpose of voting on the Plan, approved the Plan on February 13, 2014 for each Fund and share class.
Continuance of the Plan is subject to annual approval by a vote of the Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for that purpose. All material amendments to the Plan must be likewise approved by the Trustees and the Independent Trustees. The Plan may not be amended in order to increase materially the costs which a Fund may bear for distribution pursuant to the Plan without also being approved by a majority of the outstanding voting securities of the relevant class of the Fund. The Plan terminates automatically in the event of its assignment and may be terminated without penalty, at any time, by a vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the relevant class of the Fund. The Plan provides that the Distributor shall provide to the Trustees, and the Board shall review at least quarterly, a written report of the amounts expended and the purposes for which such expenditures were made.
The Plan is a compensation plan, authorizing payments to the Distributor up to the following annual rates: Class A and Class R4 shares — 0.25% of the average daily net assets of the class; Class R3 shares — 0.50% of the average daily net assets of the class. A Fund may make payments under the Plan to compensate the Distributor for services provided and expenses incurred by it for purposes of promoting the sale of the relevant class of shares, reducing redemptions of shares, or maintaining or improving services provided to shareholders.
The following table discloses the 12b-1 fees paid in the fiscal year ending September 30, 2019 by the Trust under its 12b-1 plan for Class A, Class R4, and Class R3 shares of the Funds:
	Class A 12b-1 Servicing Fees	Class R4 12b-1 Servicing Fees	Class R3 12b-1 Servicing Fees	Class R3 12b-1 Distribution Fees
Total Return Bond Fund	$18,755	$403,812	$75,444	$75,444
Strategic Bond Fund	114,925	162,471	48,896	48,896

	Class A 12b-1 Servicing Fees	Class R4 12b-1 Servicing Fees	Class R3 12b-1 Servicing Fees	Class R3 12b-1 Distribution Fees
MM Select BlackRock Global Allocation Fund	6,902	22,130	31,825	31,825
Diversified Value Fund	101,511	15,011	4,685	4,685
Fundamental Value Fund	176,209	22,436	6,708	6,708
S&P 500 Index Fund	72,508	1,518,371	581,940	581,940
Equity Opportunities Fund	169,377	25,075	7,094	7,094
Fundamental Growth Fund	38,344	4,851	7,596	7,596
Blue Chip Growth Fund	454,425	273,876	151,073	151,073
Growth Opportunities Fund	104,456	37,492	2,580	2,580
Mid-Cap Value Fund	5,742	2,384	1,073	1,073
Small Cap Value Equity Fund	24,331	9,190	2,973	2,973
Small Company Value Fund	44,168	1,451	1,180	1,181
S&P Mid Cap Index Fund	83,415	301,292	334,223	334,223
Russell 2000 Small Cap Index Fund	60,376	167,915	150,427	150,427
Mid Cap Growth Fund	592,429	534,896	82,718	82,718
Small Cap Growth Equity Fund	92,783	31,516	6,588	6,588
MSCI EAFE International Index Fund	54,541	113,752	104,949	104,949
Overseas Fund	81,376	34,700	9,634	9,634
	$2,296,573	$3,682,621	$1,611,606	$1,611,606

For the fiscal year ending September 30, 2019, the Distributor paid to MassMutual the 12b-1 fees and MassMutual retained at least approximately 96% of the 12b-1 fees it received as compensation for recordkeeping services provided by MassMutual to retirement and other employee benefit plans, as agreed between MassMutual and those plans. MassMutual paid the remainder, as agent of the Distributor, to various unaffiliated financial intermediaries as compensation for distribution services and/or shareholder services provided by them.

PAYMENTS TO FINANCIAL INTERMEDIARIES
The Distributor and MassMutual may pay ongoing compensation to financial intermediaries for distribution services and/or shareholder account services they provide. The compensation paid by the Distributor to a financial intermediary may be paid continually over time, during the period when the intermediary’s clients hold investments in the Funds. Shareholder account services provided by a financial intermediary may include, for example, acting, directly or through an agent, as the shareholder and nominee for the intermediary’s clients or employee benefit plan participants; maintaining account records for each client or plan participant that beneficially owns the applicable class of shares; processing orders to purchase, redeem and exchange the applicable class of shares on behalf of clients or plan participants, and handling the transmission of funds representing the purchase price or redemption proceeds; and addressing client or plan participant questions regarding their accounts and the Funds.
The amount of continuing compensation paid to different financial intermediaries varies. In most cases, compensation for distribution services is paid at an annual rate from 0.25% to 0.50% of the value of the financial intermediary’s clients’ investments in the Funds; compensation for shareholder account services is paid at an annual rate from 0.10% to 0.35% of the value of the financial intermediary’s clients’ investment in the Funds. Variations in the amounts paid may, but will not necessarily, reflect enhanced or additional services provided by the intermediary. Payments by a Fund for distribution services will be paid only out of amounts under a Rule 12b-1 Plan.
Shares may be purchased by retirement plans and other employee benefit plans to which MassMutual provides recordkeeping and related services. MassMutual, out of its own assets, may make payments to broker-dealers and other financial intermediaries that provide marketing support and other services relating to the insurance or retirement products through which such plans may invest in the Funds.
MML Advisers, or an affiliate, may make payments, out of its own assets, to securities dealers and other firms that enter into agreements providing the Distributor with access to representatives of those firms for the sale of shares of the Funds or with other marketing or administrative services with respect to the Funds. These payments may be a specific dollar amount, may be based on the number of customer accounts maintained by a firm, or may be based on a percentage of the value of shares of the Funds sold to, or held by, customers of the firm. As of September 30, 2019, the following member firms of FINRA have arrangements in effect with the Distributor pursuant to which the firms are entitled to a revenue sharing payment.
Ameriprise Financial Services, Inc.
Commonwealth Financial Network
GRP Advisor Alliance
LPL Financial LLC
Merrill Lynch, Pierce, Fenner & Smith Inc.
Resources Investment Advisors, LLC
Retirement Plan Advisory Group
Strategic Retirement Partners, LLC
CUSTODIAN, DIVIDEND DISBURSING AGENT, AND TRANSFER AGENT
State Street, located at 1 Iron Street, Boston, Massachusetts 02210, is the custodian of each Fund’s investments (the “Custodian”) and is the Funds’ transfer agent and dividend disbursing agent (the “Transfer Agent”). As custodian, State Street has custody of the Funds’ securities and maintains certain financial and accounting books and records. As Custodian and Transfer Agent, State Street does not assist in, and is not responsible for, the investment decisions and policies of the Funds.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP, located at 200 Berkeley Street, Boston, Massachusetts 02116, is the Trust’s independent registered public accounting firm. Deloitte & Touche LLP provides audit and related services, tax return review, and assistance in connection with various SEC filings.
CODES OF ETHICS
The Trust, MML Advisers, the Distributor, AllianceBernstein, American Century, Barrow Hanley, BlackRock, Boston Partners, Brandywine Global, Frontier, Harris, Invesco, Jackson Square, Loomis Sayles, MFS, MetWest, NTI, Sands Capital, T. Rowe Price, T. Rowe Price International Ltd, Wellington Management, Western Asset, and Western Asset Limited have each adopted a code of ethics (the “Codes of Ethics”) pursuant to Rule 17j-1 under the 1940 Act and Rule

204A-1 under the Advisers Act. The Codes of Ethics permit Fund personnel to invest in securities, including securities that may be purchased or held by a Fund, for their own accounts, but require compliance with various pre-clearance requirements (with certain exceptions). The Codes of Ethics are on public file with, and are available from, the SEC.
PORTFOLIO TRANSACTIONS AND BROKERAGE
Transactions on stock exchanges, commodities markets and futures markets and other agency transactions involve the payment by the Funds of negotiated brokerage commissions. Such commissions may vary among different brokers. A particular broker may charge different commissions according to such factors as execution venue and exchange. Although the Funds do not typically pay commissions for principal transactions in the OTC markets, such as the markets for most fixed income securities and certain derivatives, an undisclosed amount of profit or “mark-up” is included in the price a Fund pays. In underwritten offerings, the price paid by a Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer.
The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain the best execution of orders. Each Fund’s investment adviser or subadviser attempts to achieve this result by selecting broker-dealers to execute portfolio transactions on the basis of their professional capability, the value and quality of their brokerage services, including anonymity and trade confidentiality, and the level of their brokerage commissions.
Under each Advisory or Subadvisory Agreement and as permitted by Section 28(e) of the Exchange Act and to the extent not otherwise prohibited by applicable law, an investment adviser or subadviser may cause a Fund to pay a broker-dealer that provides brokerage and research services to the investment adviser or subadviser an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction if the investment adviser or subadviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the investment adviser’s or subadviser’s overall responsibilities to the Trust and to its other clients. The term “brokerage and research services” includes: providing advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.
The investment adviser or subadvisers may obtain third-party research from broker-dealers or non-broker-dealers by entering into commission sharing arrangements (“CSAs”). Under a CSA, the executing broker-dealer agrees that part of the commissions it earns on certain equity trades will be allocated to one or more research providers as payment for research. CSAs allow an investment adviser or subadviser to direct broker-dealers to pool commissions that are generated from orders executed at that broker-dealer, and then periodically direct the broker-dealer to pay third party research providers for research.
Brokerage and research services provided by brokers are used for the benefit of all of the investment adviser’s or subadviser’s clients and not solely or necessarily for the benefit of the Trust. The investment adviser or subadvisers attempt to evaluate the quality of brokerage and research services provided by brokers. Results of this effort are sometimes used by the investment adviser or subadvisers as a consideration in the selection of brokers to execute portfolio transactions.
The investment advisory fee that the Trust pays on behalf of each Fund to MML Advisers will not be reduced as a consequence of an investment adviser’s or subadviser’s receipt of brokerage and research services. To the extent the Trust’s portfolio transactions are used to obtain such services, the brokerage commissions paid by the Trust will exceed those that might otherwise be paid, provided that the investment adviser or subadviser determines in good faith that such excess amounts are reasonable in relation to the services provided. Such services would be useful and of value to an investment adviser or subadviser in serving both the Trust and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to an investment adviser or subadviser in carrying out its obligations to the Trust.
Subject to the overriding objective of obtaining the best execution of orders, the Funds may use broker-dealer affiliates of their respective investment adviser or subadvisers to effect portfolio brokerage transactions under procedures adopted by the Trustees. Pursuant to these procedures, the commission, fee, or other remuneration paid to the affiliated broker-dealer in connection with a portfolio brokerage transaction effected on a securities exchange must be reasonable and fair in comparison to those of other broker-dealers for comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable time period. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker.

The Funds may allocate brokerage transactions to broker-dealers (including affiliates of their respective investment adviser or subadvisers) who have entered into arrangements with the Trust under which the broker-dealer allocates a portion of the commissions paid back to the Fund. The transaction quality must, however, be comparable to that of other qualified broker-dealers.
The revised European Union (“EU”) Markets in Financial Instruments Directive (“MiFID II”), which became effective January 3, 2018, requires EU investment managers in the scope of the EU Markets in Financial Instruments Directive to pay for research services from brokers and dealers directly out of their own resources or by establishing “research payment accounts” for each client, rather than through client commissions. MiFID II’s research requirements present various compliance and operational considerations for investment advisers and broker-dealers serving clients in both the United States and the EU. It is possible that an investment adviser or subadviser subject to MiFID II will cause a Fund to pay for research services through client commissions in circumstances where the investment adviser or subadviser is prohibited from causing its other client accounts to do so, including where the investment adviser or subadviser aggregates trades on behalf of a Fund and those other client accounts. In such situations, the Fund would bear the additional amounts for the research services and the Fund’s investment adviser’s or subadviser’s other client accounts would not, although the investment adviser’s or subadviser’s other client accounts might nonetheless benefit from those research services.
The Select Cayman Fund follows the same brokerage practices as does the MM Select BlackRock Global Allocation Fund.
The following table discloses the brokerage commissions paid by the following Funds for the fiscal years ended September 30, 2019, September 30, 2018, and September 30, 2017:
	Fiscal Year ended September 30, 2019	Fiscal Year ended September 30, 2018	Fiscal Year ended September 30, 2017
Total Return Bond Fund	$21,951	$—	$15,030
Strategic Bond Fund	$299,606	$—	$216,316
MM Select BlackRock Global Allocation Fund 1	$171,828	$175,949	$181,751
Diversified Value Fund	$91,757	$139,328	$174,492
Fundamental Value Fund	$652,869	$360,491	$185,158
S&P 500 Index Fund	$46,663	$95,478	$232,999
Equity Opportunities Fund	$82,058	$78,190	$2,613,043
Fundamental Growth Fund	$27,310	$18,166	$16,638
Blue Chip Growth Fund	$285,277	$286,938	$316,517
Growth Opportunities Fund	$151,073	$205,362	$211,270
Mid-Cap Value Fund	$30,783	$57,242	$101,156
Small Cap Value Equity Fund	$44,367	$84,890	$91,266
Small Company Value Fund	$569,825	$679,507	$866,060
S&P Mid Cap Index Fund	$8,587	$5,597	$69,379
Russell 2000 Small Cap Index Fund	$14,796	$19,712	$95,725
Mid Cap Growth Fund	$2,196,526	$1,839,022	$1,244,501
Small Cap Growth Equity Fund	$391,639	$507,548	$583,266
MSCI EAFE International Index Fund	$11,108	$31,006	$69,430
Overseas Fund	$140,551	$260,062	$318,387
MM Select T. Rowe Price International Equity Fund 2	$461,847	$304,577	$—

1
The amounts disclosed include $7,156, $9,184, and $1,833 in commissions paid by the Select Cayman Fund for the fiscal years ended September 30, 2019, September 30, 2018, and September 30, 2017, respectively.

2
Commenced operations on February 9, 2018.

The following table discloses, for those Funds that paid brokerage commissions to an affiliate of its investment adviser or subadviser, the total amount of brokerage commissions paid by each such Fund to affiliates for the past three fiscal years and, for the fiscal year ended 2019, the percentage of the Fund’s aggregate brokerage commissions paid to affiliates and the percentage of the Fund’s aggregate dollar amount of transactions involving the payment of commissions effected through affiliates.
	Fiscal Year ended September 30, 2019			Fiscal Year ended September 30, 2018	Fiscal Year ended September 30, 2017
Affiliated Broker/Dealer	Aggregate Commissions Paid	Percentage Paid to Affiliates	Percentage of Dollar Amount of Transactions Involving Payment of Commissions to Affiliates	Aggregate Commissions Paid
Jefferies and Company
MM Select BlackRock Global Allocation Fund1	$—			$1,083	$—
Diversified Value Fund 1	$326	0.36%	0.41%	$—	$—
Fundamental Value Fund 1	$1,714	0.26%	0.11%	$—	$—
Equity Opportunities Fund 1	$1,043	1.27%	0.65%	$1,940	$88
Blue Chip Growth Fund 1	$2,105	0.74%	1.35%	$3,637	$2,714
Mid-Cap Value Fund 1	$234	0.76%	0.49%	$—	$—
Small Company Value Fund 1	$17,585	3.09%	2.01%	$27,500	$49,341
Mid Cap Growth Fund 1	$27,703	1.26%	1.36%	$15,696	$15,708
Small Cap Growth Equity Fund 1	$1,925	0.49%	0.38%	$4,421	$4,382
Overseas Fund 1	$12	0.01%	0.01%	$—	$—
MM Select T. Rowe Price International Equity Fund1,2	$10,516	2.28%	3.66%	$2,646	$—

1
Includes affiliated trading platforms of Jefferies and Company.

2
Commenced operations on February 9, 2018.

The following table discloses, for those Funds that had trades directed to a broker or dealer during the fiscal year ended September 30, 2019 because of research services provided, the dollar value of transactions placed by each such Fund with such brokers and dealers during the fiscal year ended September 30, 2019 to recognize “brokerage and research” services, and commissions paid for such transactions:
	Dollar Value of Those Transactions	Amount of Commissions
MM Select BlackRock Global Allocation Fund	$152,104,857	$71,385
Diversified Value Fund	$74,616,112	$25,082
Fundamental Value Fund	$771,388,304	$279,966
Equity Opportunities Fund	$466,576,806	$20,159
Fundamental Growth Fund	$339,738,937	$3,977
Blue Chip Growth Fund	$1,106,782,301	$214,278
Growth Opportunities Fund 1	$57,129,758	$10,385
Mid-Cap Value Fund	$65,942,416	$26,266
Small Cap Value Equity Fund	$54,017,049	$16,407
Small Company Value Fund	$133,037,612	$152,090
Mid Cap Growth Fund	$3,610,835,444	$1,572,194

	Dollar Value of Those Transactions	Amount of Commissions

Small Cap Growth Equity Fund	$850,190,435	$205,407
Overseas Fund	$185,746,110	$85,399
MM Select T. Rowe Price International Equity Fund	$58,880,223	$33,030

1
Beginning January 1, 2018, Sands Capital has paid for external research from its operating budget rather than through “soft dollar commissions” for the Growth Opportunities Fund. In instances where a broker-dealer does not offer unbundled pricing for its research, Sands Capital reimburses research expenses to the Fund. From October 1, 2018 to September 30, 2019, Sands Capital reimbursed the Growth Opportunities Fund $7,428.86.

The following table discloses, for those Funds that held securities issued by one or more of its “regular brokers or dealers” (as defined in the 1940 Act), or their parent companies, the aggregate value of the securities held by each such Fund as of the fiscal year ended September 30, 2019.
Fund	Regular Broker or Dealer	Aggregate Value of Securities Held
Total Return Bond Fund	State Street Corp.	$18,344,695
	Morgan Stanley	15,598,350
	JPMorgan Chase & Co.	10,130,017
	Bank of America Corp.	8,027,069
	The Goldman Sachs Group, Inc.	7,911,924
	Citigroup, Inc.	1,363,812
	Nomura Securities	384,766
		$61,760,633
Strategic Bond Fund	JPMorgan Chase & Co.	$12,355,458
	Credit Suisse Group	11,806,558
	The Goldman Sachs Group, Inc.	10,467,293
	Citigroup, Inc.	9,041,374
	Bank of America Corp.	8,708,924
	UBS AG	3,847,335
	Morgan Stanley	3,638,988
	Barclays Bank PLC	2,437,355
	State Street Corp.	2,013,985
		$64,317,270
MM Select BlackRock Global Allocation Fund	Bank of America Corp.	$4,787,145
	Morgan Stanley	4,157,998
	State Street Corp.	3,349,066
	Citigroup, Inc.	2,452,171
	The Goldman Sachs Group, Inc.	1,345,163
	JPMorgan Chase & Co.	1,037,105
	UBS AG	331,456
		$17,460,104
Diversified Value Fund	JPMorgan Chase & Co.	$14,900,025
	Bank of America Corp.	6,530,696
	Morgan Stanley	6,139,957
	Citigroup, Inc.	4,504,016
	State Street Corp.	2,766,659
	The Goldman Sachs Group, Inc.	1,989,408

Fund	Regular Broker or Dealer	Aggregate Value of Securities Held
	T. Rowe Price Investment Services, Inc.	694,173
		$37,524,934
Fundamental Value Fund	JPMorgan Chase & Co.	$18,361,641
	Bank of America Corp.	13,256,248
	Citigroup, Inc.	7,822,343
		$39,440,232
S&P 500 Index Fund	JPMorgan Chase & Co.	$50,075,094
	Bank of America Corp.	32,514,341
	Citigroup, Inc.	20,761,372
	The Goldman Sachs Group, Inc.	8,918,350
	Morgan Stanley	7,125,634
	State Street Corp.	6,620,202
	T. Rowe Price Investment Services, Inc.	3,563,343
		$129,578,336
Equity Opportunities Fund	JPMorgan Chase & Co.	$6,502,372
	Morgan Stanley	5,926,863
	State Street Corp.	3,959,811
	T. Rowe Price Investment Services, Inc.	1,043
		$16,390,089
Blue Chip Growth Fund	Morgan Stanley	$5,308,447
	The Goldman Sachs Group, Inc.	1,739,281
	Citigroup, Inc.	501,313
	State Street Corp.	346,998
	JPMorgan Chase & Co.	336,476
	T. Rowe Price Investment Services, Inc.	1,066
		$8,233,581
Growth Opportunities Fund	State Street Corp.	$9,026,523
		$9,026,523
Mid-Cap Value Fund	State Street Corp.	$926,264
		$926,264
Small Cap Value Equity Fund	State Street Corp.	$1,461,402
		$1,461,402
Small Company Value Fund	State Street Corp.	$4,418,710
		$4,418,710
S&P Mid Cap Index Fund	State Street Corp.	$10,415,099
		$10,415,099
Russell 2000 Small Cap Index Fund	State Street Corp.	$17,760,100
		$17,760,100
Mid Cap Growth Fund	T. Rowe Price Investment Services, Inc.	$152,415,539
	State Street Corp.	86,789,589
		$239,205,128
Small Cap Growth Equity Fund	State Street Corp.	$16,878,460
		$16,878,460
MSCI EAFE International Index Fund	UBS AG	$6,018,022
	State Street Corp.	1,267,533
	NOMURA SECURITIES	228,353

Fund	Regular Broker or Dealer	Aggregate Value of Securities Held
		$7,513,908
Overseas Fund	UBS AG	$5,302,976
	State Street Corp.	3,218,312
		$8,521,288
MM Select T. Rowe Price International Equity Fund	T. Rowe Price Investment Services, Inc.	$21,537,746
	UBS AG	7,358,579
	State Street Corp.	1,354,264
		$30,250,589

DESCRIPTION OF SHARES
The Trust, an open-end, management investment company, is organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust dated May 28, 1993 which was amended and restated as of November 21, 2011. A copy of the Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts. The fiscal year for each Fund ends on September 30.
The Declaration of Trust permits the Trustees, without shareholder approval, to issue an unlimited number of shares and divide those shares into an unlimited number of series of shares, representing separate investment portfolios with rights determined by the Trustees. Shares of the Funds are transferable and have no preemptive, subscription, or conversion rights. Shares of the Funds are entitled to dividends as declared by the Trustees. In the event of liquidation of a Fund, the Trustees would distribute, after paying or otherwise providing for all charges, taxes, expenses, and liabilities belonging to the Fund, the remaining assets belonging to the Fund among the holders of outstanding shares of the Fund. The Trustees have currently authorized the issuance of an unlimited number of full and fractional shares of 55 series, 20 of which are described in this SAI.
The Trustees may divide the shares of any series into two or more classes having such preferences or special or relative rights and privileges as the Trustees may determine, without obtaining shareholder approval. The Trustees have currently authorized the establishment and designation of 10 classes of shares, between one and seven classes of shares for each series of the Trust: Class I Shares, Class R5 Shares, Service Class Shares, Administrative Class Shares, Class A Shares, Class R4 Shares, Class R3 Shares, Class M5 Shares, Class M4 Shares, and Class M3 Shares. Currently only Class I Shares are offered by the MM Select Equity Asset Fund, MassMutual Select T. Rowe Price Bond Asset Fund, MassMutual Select T. Rowe Price Emerging Markets Bond Fund, MM Select T. Rowe Price International Equity Fund, MassMutual Select T. Rowe Price Large Cap Blend Fund, MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, MassMutual Select T. Rowe Price Real Assets Fund, MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, and MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund. Currently, only Class I Shares, Class M5 Shares, Class M4 Shares, and Class M3 Shares are offered by the MassMutual Select T. Rowe Price Retirement 2005 Fund, MassMutual Select T. Rowe Price Retirement 2010 Fund, MassMutual Select T. Rowe Price Retirement 2015 Fund, MassMutual Select T. Rowe Price Retirement 2020 Fund, MassMutual Select T. Rowe Price Retirement 2025 Fund, MassMutual Select T. Rowe Price Retirement 2030 Fund, MassMutual Select T. Rowe Price Retirement 2035 Fund, MassMutual Select T. Rowe Price Retirement 2040 Fund, MassMutual Select T. Rowe Price Retirement 2045 Fund, MassMutual Select T. Rowe Price Retirement 2050 Fund, MassMutual Select T. Rowe Price Retirement 2055 Fund, MassMutual Select T. Rowe Price Retirement 2060 Fund, and MassMutual Select T. Rowe Price Retirement Balanced Fund. Class I Shares, Class R5 Shares, Service Class Shares, Administrative Class Shares, Class A Shares, Class R4 Shares, and Class R3 Shares are offered by all other series of the Trust. All shares of a particular class of each series represent an equal proportionate interest in the assets and liabilities belonging to that series allocable to that class.
The Trustees may also, without shareholder approval, combine two or more existing series (or classes) into a single series (or class).
The Declaration of Trust provides for the perpetual existence of the Trust. The Declaration of Trust, however, provides that the Trust may be terminated at any time by vote of at least 50% of the shares of each series entitled to vote and voting separately by series or by the Trustees by written notice to the shareholders. Any series of the Trust may be terminated by vote of at least 50% of shareholders of that series or by the Trustees by written notice to the shareholders of that series.
Shares of the Funds entitle their holders to one vote per share, with fractional shares voting proportionally, in the election of Trustees and on other matters submitted to the vote of shareholders. On any matter submitted to a vote of shareholders, all shares of the Trust then entitled to vote shall, except as otherwise provided in the Declaration of Trust or the Bylaws, be voted in the aggregate as a single class without regard to series or class, except that: (i) when required by the 1940 Act or when the Trustees shall have determined that the matter affects one or more series or classes materially differently, shares will be voted by individual series or class; and (ii) when the Trustees have determined that the matter affects only the interests of one or more series or classes, then only shareholders of such series or classes shall be entitled to vote thereon. A separate vote will be taken by the applicable Fund on matters affecting the particular Fund, as determined by the Trustees. For example, a change in a fundamental investment policy for a particular Fund would be voted upon only by shareholders of that Fund. In addition, a separate vote will be taken by the applicable class of a Fund on matters affecting the particular class, as determined by the Trustees. For example, the adoption of a distribution plan relating to a particular class and requiring shareholder approval would be voted upon only by shareholders of that class. Shares of each Fund have noncumulative voting rights with respect to the election of trustees.
The Trust is not required to hold annual meetings of its shareholders. However, special meetings of the shareholders may be called for the purpose of electing Trustees and for such other purposes as may be prescribed by law, by the

Declaration of Trust, or by the Bylaws. There will normally be no meetings of shareholders for the purpose of electing Trustees except that the Trust will hold a shareholders’ meeting as required by applicable law or regulation.
The Declaration of Trust may be amended by the Trustees without a shareholder vote, except to the extent a shareholder vote is required by applicable law, the Declaration of Trust or the Bylaws, or as the Trustees may otherwise determine.
Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims liability of the shareholders, Trustees, or officers for acts or obligations of the Trust, which are binding only on the assets and property of the Trust, and require that notice of such disclaimer be given in each note, bond, contract, instrument, certificate, or undertaking made or issued on behalf of the Trust by the Trustees or officers. In addition, the Declaration of Trust provides that shareholders of a Fund are entitled to indemnification out of the assets of their Fund to the extent that they are held personally liable for the obligations of their Fund solely by reason of being or having been a shareholder. Thus, the risk of a shareholder of a Fund incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and his or her Fund is unable to meet its obligations.
The Declaration of Trust also permits the Trustees to charge shareholders directly for custodial, transfer agency, and servicing expenses, but the Trustees have no present intention to charge shareholders directly for such expenses.
The Declaration of Trust further provides that a Trustee will not be personally liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of his or her own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. The Declaration of Trust also provides for indemnification of each of its Trustees and officers, except that such Trustees and officers may not be indemnified against any liability to the Trust or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.
SECURITIES LENDING
State Street serves as securities lending agent to the Trust. As securities lending agent, State Street is responsible for the implementation and administration of the securities lending program pursuant to the Securities Lending Agency Agreement (“Securities Lending Agreement”). State Street acts as agent to the Trust to lend available securities with any person on its list of approved borrowers. State Street determines whether a loan shall be made per the agreed upon parameters with the Trust and negotiates and establishes the terms and conditions of the loan with the borrower. State Street ensures that all substitute interest, dividends, and other distributions paid with respect to loan securities are credited to the applicable Fund’s relevant account on the date such amounts are delivered by the borrower to State Street. State Street receives and holds, on the Fund’s behalf, collateral from borrowers to secure obligations of borrowers with respect to any loan of available securities. State Street marks loaned securities and collateral to their market value each business day in order to maintain the value of the collateral at no less than 102% (for domestic) and 105% (for foreign) of the market value of the loaned securities. At the termination of the loan, State Street returns the collateral to the borrower upon the return of the loaned securities to State Street. State Street invests cash collateral in accordance with the Securities Lending Agreement. State Street maintains such records as are reasonably necessary to account for loans that are made and the income derived therefrom and makes available to the Funds daily, monthly, and quarterly statements describing the loans made, and the income derived from the loans, during the period. State Street performs compliance monitoring and testing of the securities lending program. The Board receives information quarterly describing the outstanding loans and income made on such loans during the period.

The dollar amounts of gross and net income from securities lending activities received and the related fees and/or compensation paid by each applicable Fund during the fiscal year ended September 30, 2019 were as follows:
FUND	Gross income earned by the Fund from securities lending activities	Fees paid to securities lending agent from a revenue split	Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in a revenue split	Administrative fees not included in a revenue split	Indemnification fees not included in a revenue split	Rebate (paid to borrower)	Other fees not included in a revenue split, if applicable, including a description of those other fees	Aggregate fees/compensation paid by the Fund for securities lending activities	Net income from securities lending activities
Total Return Bond Fund	$299,899	$14,864	$4,765	$-	$-	$196,040	$-	$215,669	$84,230
Strategic Bond Fund	$44,825	$1,932	$703	$-	$-	$31,241	$-	$33,876	$10,949
MM Select BlackRock Global Allocation Fund	$214,126	$13,399	$3,105	$-	$-	$121,697	$-	$138,201	$75,925
Diversified Value Fund	$8,916	$1,148	$25	$-	$-	$1,235	$-	$2,409	$6,507
Fundamental Value Fund	$17,115	$504	$273	$-	$-	$13,479	$-	$14,257	$2,858
S&P 500 Index Fund	$92,467	$9,340	$578	$-	$-	$29,624	$-	$39,542	$52,925
Equity Opportunities Fund	$9,973	$1,496	$2	$-	$-	$-	$-	$1,498	$8,475
Fundamental Growth Fund	$11,112	$1,036	$86	$-	$-	$4,118	$-	$5,240	$5,872
Blue Chip Growth Fund	$89,774	$10,955	$357	$-	$-	$16,386	$-	$27,698	$62,076
Growth Opportunities Fund	$107,821	$3,267	$1,726	$-	$-	$84,313	$-	$89,306	$18,515
Mid-Cap Value Fund	$15,437	$1,165	$150	$-	$-	$7,519	$-	$8,834	$6,603
Small Cap Value Equity Fund	$12,524	$551	$197	$-	$-	$8,654	$-	$9,402	$3,122
Small Company Value Fund	$175,376	$13,197	$1,926	$-	$-	$85,473	$-	$100,595	$74,781
S&P Mid Cap Index Fund	$310,900	$16,150	$4,168	$-	$-	$199,063	$-	$219,382	$91,518
Russell 2000 Small Cap Index Fund	$659,957	$60,524	$6,775	$-	$-	$249,690	$-	$316,989	$342,968
Mid Cap Growth Fund	$2,361,052	$123,802	$32,526	$-	$-	$1,503,180	$-	$1,659,508	$701,544
Small Cap Growth Equity Fund	$429,690	$15,645	$6,670	$-	$-	$318,717	$-	$341,033	$88,657
MSCI EAFE International Index Fund	$122,348	$11,021	$1,122	$-	$-	$47,750	$-	$59,893	$62,455
Overseas Fund	$263,159	$23,795	$2,445	$-	$-	$102,077	$-	$128,318	$134,841
MM Select T. Rowe Price International Equity Fund	$307,862	$33,701	$2,142	$-	$-	$81,043	$-	$116,887	$190,975

REDEMPTION OF SHARES
With respect to each Fund, the Trustees may suspend the right of redemption, postpone the date of payment, or suspend the determination of NAV: (a) for any period during which the NYSE is closed (other than for customary weekend and holiday closing); (b) for any period during which trading in the markets the Fund normally uses is, as determined by the SEC, restricted; (c) when an emergency exists as determined by the SEC so that disposal of the Fund’s investments or a determination of its NAV is not reasonably practicable; or (d) for such other periods as the SEC by order may permit for the protection of the Trust’s shareholders. Under normal circumstances, each Fund expects to meet redemption requests by using cash or cash equivalents in its portfolio and/or selling portfolio assets to generate cash. Under stressed market conditions, a Fund may pay redemption proceeds using cash obtained through borrowing arrangements that may be available from time to time. To the extent consistent with applicable laws and regulations, the Funds reserve the right to satisfy all or a portion of a redemption request by distributing securities or other property in lieu of cash (“in-kind” redemptions), under both normal and stressed market conditions. In-kind redemptions are typically used to meet redemption requests that represent a large percentage of the Fund’s net assets in order to minimize the effect of the large redemption on the Fund and its remaining shareholders. Some Funds may be limited in their ability to use assets other than cash to meet redemption requests due to restrictions on ownership of their portfolio assets. Any in-kind redemption will be effected through a distribution of all publicly traded portfolio securities or securities for which quoted bid prices are available, subject to certain exceptions. The securities distributed in an in-kind redemption will be valued in the same manner as they are valued for purposes of computing the Fund’s NAV. These securities are subject to market risk until they are sold and may increase or decrease in value prior to converting them into cash. You may incur brokerage and other transaction costs, and could incur a taxable gain or loss for income tax purposes when converting the securities to cash.
While the Trust’s Declaration of Trust would permit it to redeem shares in cash or other assets of the Fund or both, the Trust has filed an irrevocable election with the SEC to pay in cash all requests for redemption received from any shareholder if the aggregate amount of such requests in any 90-day period does not exceed the lesser of  $250,000 or 1% of a Fund’s net assets.
VALUATION OF PORTFOLIO SECURITIES
The NAV of each Fund’s shares is determined once daily as of the close of regular trading on the NYSE, on each day the NYSE is open for trading (a “business day”). The NYSE normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days. If the NYSE is scheduled to close early, the business day will be considered to end as of the time of the NYSE’s scheduled close. A Fund will not treat an intraday disruption in NYSE trading or other event that causes an unscheduled closing of the NYSE as a close of business of the NYSE for these purposes and will instead fair value securities in accordance with procedures approved annually by the Board, and under the general oversight of the Board. The NYSE currently is not open for trading on New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Each Fund calculates the NAV of each of its classes of shares by dividing the total value of the assets attributable to that class, less the liabilities attributable to that class, by the number of shares of that class that are outstanding. On holidays and other days when the NYSE is closed, each Fund’s NAV generally is not calculated and the Funds do not anticipate accepting buy or sell orders. However, the value of each Fund’s assets may still be affected on such days to the extent that a Fund holds foreign securities that trade on days that foreign securities markets are open.
Equity securities and derivative contracts that are actively traded on a national securities exchange or contract market are valued on the basis of information furnished by a pricing service, which provides the last reported sale price, or, in the case of futures contracts, the settlement price, for securities or derivatives listed on the exchange or contract market or the official closing price on the NASDAQ National Market System (“NASDAQ System”), or in the case of OTC securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Portfolio securities traded on more than one national securities exchange are valued at the last price at the close of the exchange representing the principal market for such securities. Debt securities are valued on the basis of valuations furnished by a pricing service, which generally determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Shares of other open-end mutual funds are valued at their closing NAVs as reported on each business day.
Investments for which market quotations are readily available are marked to market daily based on those quotations. Market quotations may be provided by third-party vendors or market makers, and may be determined on the basis of a variety of factors, such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty information, and foreign exchange rates. U.S. Government and agency securities may be valued on the basis of market quotations or using a model that may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. The fair values of OTC derivative contracts, including forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices, may be based on market quotations or may be modeled using a series of techniques, including simulation models, depending on the contract and the terms of the transaction. The fair values of asset-backed securities and mortgage-backed securities are estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, established benchmark yield, and estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, prepayment speed assumptions and attributes of the collateral. Restricted securities are generally valued at a discount to similar publicly traded securities.
Investments for which market quotations are not available or for which a pricing service or vendor does not provide a value, or for which such market quotations or values are considered by the investment adviser or subadviser to be unreliable (including, for example, certain foreign securities, thinly-traded securities, certain restricted securities, certain initial public offerings, or securities whose values may have been affected by a significant event) are stated at fair valuations determined in good faith by the Funds’ Valuation Committee1 in accordance with procedures approved annually by the Board, and under the general oversight of the Board. The Funds’ Valuation Committee employs various methods to determine fair valuations including a regular review of significant inputs and assumptions and review of any related market activity. The Funds’ Valuation Committee reports to the Board at its regularly scheduled meetings. It is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds’ fair value procedures may differ from recent market prices for the investment and may be significantly different from the value realized upon the sale of such investment.
The Funds may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the values of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next business day. The Funds may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Funds value their securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Funds’ investments may be priced based on fair values provided by a third-party vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market, between the close of the foreign market and the time the Funds calculate their NAVs.
The prices of foreign securities are quoted in foreign currencies. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Changes in the exchange rate, therefore, if applicable, will affect the NAV of shares of a Fund even when there has been no change in the values of the foreign securities measured in terms of the currency in which they are denominated.
The proceeds received by each Fund for each issue or sale of its shares, all net investment income, and realized and unrealized gain will be specifically allocated to such Fund and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the Trust’s books of account, and will be charged with the liabilities in respect of such Fund and with a share of the general liabilities of the Trust. Expenses with respect to any two or more Funds are to be allocated in proportion to the NAVs of the respective Funds except where allocations of direct expenses can otherwise be fairly made. Each class of shares of a Fund will be charged with liabilities directly attributable to such class, and other Fund expenses will be allocated in proportion to the NAVs of the respective classes.
The Select Cayman Fund is subject to the same valuation policies as the MM Select BlackRock Global Allocation Fund. The MM Select BlackRock Global Allocation Fund’s investment in the Select Cayman Fund is valued based on the value of the Select Cayman Fund’s portfolio investments.

1
The voting members of the the Valuation Committee consist of the President, Treasurer, Assistant Treasurers, Vice Presidents (except for the CCO, Secretary, and Assistant Secretaries) of the Trust, as well as such other members as the Board may from time to time designate. The non-voting members of the Valuation Committee consist of the CCO, Secretary, and Assistant Secretaries. The Valuation Committee reviews and determines the fair valuation of portfolio securities and the Funds’ pricing procedures in general.

TAXATION
Taxation of the Funds: In General
Each Fund has elected and intends to qualify each year to be treated as a regulated investment company under Subchapter M of the Code. In order to qualify as a regulated investment company, a Fund must, among other things:
(a)
derive at least 90% of its gross income for each taxable year from:

(i)
dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, and other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; and

(ii)
net income derived from interests in “qualified publicly traded partnerships” (as defined below);

(b)
distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and its net tax-exempt income, if any, for such year in a manner qualifying for the dividends-paid deduction; and

(c)
diversify its holdings so that, at the close of each quarter of its taxable year:

(i)
at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer; and

(ii)
not more than 25% of the value of its total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, (x) in the securities of any one issuer or two or more issuers which the Fund controls and that are engaged in the same, similar, or related trades or businesses (other than U.S. Government securities), or (y) in the securities of one or more qualified publicly traded partnerships (as defined below).

For purposes of the 90% gross income requirement described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the regulated investment company. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” will be treated as qualifying income. A “qualified publicly traded partnership” is a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i). In general, such entities will be treated as partnerships for U.S. federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2). Certain of a Fund’s investments in MLPs and ETFs, if any, may qualify as interests in qualified publicly traded partnerships, as described further below. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.
For purposes of the diversification test in (c) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also for purposes of the diversification test in (c) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to identification of the issuer for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test in (c) above.
The 90% gross income requirement described in (a) above and the diversification test described in (c) above may limit the extent to which a Fund can engage in certain derivative transactions, as well as the extent to which it can invest in commodities, commodities-related investments, and MLPs.
In general, if a Fund qualifies as a regulated investment company that is accorded special tax treatment, that Fund will not be subject to U.S. federal income tax on income or gains distributed in a timely manner to its shareholders in the form of dividends (including capital gain dividends). As long as a Fund qualifies as a regulated investment company, the Fund under present law will not be subject to any excise or income taxes imposed by Massachusetts.
If a Fund were to fail to meet the income, diversification or distribution test described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions, or disposing of certain assets. If a Fund were ineligible to or otherwise did not cure such failure for any year, or if a Fund were otherwise to fail to qualify as a regulated investment company in any taxable year, that Fund would be subject to tax on its taxable income at corporate rates. In addition, all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders or possibly to be treated as qualified dividend income to shareholders taxed as individuals. Finally, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a regulated investment company.
Each Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), its net tax-exempt income (if any), and net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards). Investment company taxable income or net capital gain that is retained by a Fund will be subject to tax at regular corporate rates. However, a Fund may designate any retained net capital gain amount as undistributed capital gains in a timely notice to its shareholders who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. If a Fund makes this designation, the tax basis of shares owned by a shareholder of a Fund will, for U.S. federal income tax purposes, be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. A Fund is not required to, and there can be no assurance the Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.
In determining its net capital gain, including in connection with determining the amount available to support a capital gain dividend, its taxable income, and its earnings and profits, a regulated investment company may elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to such portion of the taxable year) and certain late-year ordinary losses (generally, the sum of its (i) net ordinary losses from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, and its (ii) other net ordinary losses attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.
Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a Fund’s net investment income. If a Fund has a net capital loss for any year, the amount thereof may be carried forward to offset capital gains in future years, thereby reducing the amount the Fund would otherwise be required to distribute in such future years to qualify for the special tax treatment accorded regulated investment companies and avoid a Fund-level tax. If a Fund incurs or has incurred net capital losses, those losses will be carried forward to one or more subsequent taxable years without expiration; any such carryforward losses will retain their character as short-term or long-term. See the most recent annual shareholder report for each Fund’s capital loss carryforwards as of the end of its most recently ended fiscal year.
A nondeductible excise tax at the rate of 4% will be imposed on the excess, if any, of each Fund’s “required distribution” over its actual distributions in any calendar year. The “required distribution” is 98% of the Fund’s ordinary income for the calendar year plus 98.2% of its capital gain net income recognized during the one-year period ending on October 31 (or November 30 or December 31, if the Fund is permitted to elect and so elects) plus undistributed amounts from prior years. For these purposes, ordinary gains and losses from the sale, exchange or other taxable disposition of property that would be properly taken into account after October 31 (or November 30, if the Fund makes the election referred to above) are treated as arising on January 1 of the following calendar year; in the case of a Fund with a December 31 year end, no such gains or losses will be so treated. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so. Distributions declared by a Fund during October, November, or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which declared.
Under current law, a Fund may treat the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders’ portion of the undistributed investment company taxable income and net capital gain of the Fund as a distribution of investment company taxable income and net capital gain on the Fund’s tax return. This practice, which involves the use of tax equalization, will have the effect of reducing the amount of income and gains that a Fund is required to distribute as dividends to shareholders in order for the Fund to avoid federal income tax and excise tax. This practice may also reduce the amount of the distributions required to be made to non-redeeming shareholders. The amount of any undistributed income will be reflected in the value of the shares of the Fund, and thus the total return on a shareholder’s investment will not be reduced as a result of this practice.
Fund Distributions
Except in the case of certain shareholders eligible for preferential tax treatment, e.g., qualified retirement or pension trusts, shareholders of each Fund generally will be subject to federal income taxes on Fund distributions as described herein. Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares through a dividend reinvestment plan. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to the fair market value of the new shares issued to the shareholder.
Distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder’s investment (and thus were included in the price the shareholder paid for his or her shares), even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund’s NAV reflects gains that are unrealized, or income or gains that are realized but not distributed. Such realized income or gains may be required to be distributed even when the Fund’s NAV also reflects unrealized losses.
Distributions by each Fund of investment income generally will be taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned (or is deemed to have owned) the investments that generated them, rather than by how long a shareholder has owned (or is deemed to have owned) his or her shares. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. Properly reported distributions of long-term capital gains, if any, are taxable in the hands of an investor as long-term gain includible in net capital gain and taxed to individuals at reduced rates. Tax rules can alter a Fund’s holding period in investments and thereby affect the tax treatment of gain or loss on such investments.
Distributions of investment income reported by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gains, provided that both the shareholder and the Fund meet certain holding period and other requirements. In order for some portion of the dividends received by a Fund shareholder to be “qualified dividend income,” the Fund must meet certain holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet certain holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation that is readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.
In general, distributions of investment income reported by each Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. If the aggregate qualified dividends received by a Fund during any taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than dividends properly reported as capital gain dividends) will be eligible to be treated as qualified dividend income. In general, Funds investing primarily in fixed income investments do not expect a significant portion of their distributions to be derived from qualified dividend income.
Dividends of net investment income received by corporate shareholders of each Fund will qualify for the dividends-received deduction generally available to corporations to the extent those dividends are reported as being attributable to qualifying dividends received by the Fund from domestic corporations for the taxable year. In general, a dividend received by a Fund will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may otherwise be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)). In general, Funds investing primarily in fixed income investments do not expect a significant portion of their distributions to qualify for the dividends received deduction.
A portion of the interest paid or accrued on certain high yield discount obligations owned by a Fund may be treated as a dividend for purposes of the corporate dividends received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by a Fund may be eligible for the dividends received deduction to the extent of the deemed dividend portion of such accrued interest.
Any distribution of income that is attributable to (i) income received by a Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction, or (ii) dividend income received by the Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders. Pursuant to proposed regulations on which a Fund may rely, distributions by a Fund to its shareholders that the Fund properly reports as “section 199A dividends,” as defined and subject to certain conditions described below, are treated as qualified REIT dividends in the hands of non-corporate shareholders. Non-corporate shareholders are permitted a federal income tax deduction equal to 20% of qualified REIT dividends received by them, subject to certain limitations. Very generally, a “section 199A dividend” is any dividend or portion thereof that is attributable to certain dividends received by the regulated investment company from REITs, to the extent such dividends are properly reported as such by the regulated investment company in a written notice to its shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying regulated investment company shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. A Fund is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so.
The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts, and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by a Fund of net investment income and capital gains as described above, and (ii) any net gain from the sale, redemption, exchange, or other taxable disposition of Fund shares. Shareholders are advised to consult their tax advisers regarding the possible implications of this additional tax on their investment in the Fund.
If a Fund makes a distribution to a shareholder in excess of its current and accumulated “earnings and profits” in and with respect to any taxable year, the excess distribution will be treated as a return of capital to the extent of the shareholder’s tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in his or her shares, thus reducing any loss or increasing any gain on the shareholder’s subsequent taxable disposition of his or her shares.
Sales, Redemptions, and Exchanges
Sales, redemptions, and exchanges of each Fund’s shares are taxable events and, accordingly, shareholders subject to federal income taxes may realize gains and losses on these transactions. If shares have been held for more than one year, gain or loss realized generally will be long-term capital gain or loss, provided the shareholder holds the shares as a capital asset. Otherwise, the gain or loss on a taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, a loss on a sale of Fund shares held by a shareholder for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividend paid to the shareholder with respect to such shares. Further, no loss will be allowed on a sale of Fund shares to the extent the shareholder acquires identical shares of the same Fund within 30 days before or after the disposition. In such case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss. In the case of individuals holding shares in a Fund directly, upon the sale, redemption or exchange of Fund shares, the Fund or, in the case of shares purchased through a financial intermediary, the financial intermediary may be required to provide the shareholder and the IRS with cost basis and certain other related tax information about the Fund shares sold, redeemed, or exchanged. See the Funds’ Prospectus for more information.
Under Treasury regulations, if a shareholder recognizes a loss with respect to Fund shares of  $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.
Certain Investments in Debt Obligations
Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and all zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that are acquired by a Fund will be treated as being issued with original issue discount (“OID”). Generally, the amount of the OID is treated as interest income and is included in taxable income (and required to be distributed) over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. Payment-in-kind securities will also give rise to income which is required to be distributed and is taxable even though a Fund holding the security receives no interest payment in cash on the security during the year.
Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by a Fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Subject to the discussion below regarding Section 451 of the Code, (i) generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security, (ii) alternatively, the Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security, and (iii) the rate at which the market discount accrues, and thus is included in the Fund’s income, will depend in part upon which of the permitted accrual methods the Fund elects. Notwithstanding the foregoing, effective for taxable years beginning after 2017, Section 451 of the Code generally requires any accrual method taxpayer to take into account items of gross income no later than the time at which such items are taken into account as revenue in the taxpayer’s financial statements. The Treasury and IRS have issued proposed regulations providing that this rule does not apply to the accrual of market discount. If the rule were to apply to the accrual of market discount, the Fund would be required to include in income any market discount as it takes the same into account on its financial statements.
Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by a Fund may be treated as having OID, or acquisition discount (very generally, the excess of the stated redemption price over the purchase price) in the case of certain types of debt obligations. Generally, the Fund will be required to include the OID, or acquisition discount, as ordinary income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A Fund may make one or more of the elections applicable to debt obligations having acquisition discount, or OID, which could affect the character and timing of recognition of income by the Fund.
As indicated above, a Fund that invests in certain debt instruments may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary. The Fund may realize gains or losses from such liquidations. In the event a Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.
Investments in debt obligations that are at risk of or in default present special tax issues for a Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, OID, or market discount; whether and to what extent a Fund should recognize market discount on such a debt obligation; when and to what extent a Fund may take deductions for bad debts or worthless securities; and how a Fund should allocate payments received on obligations in default between principal and interest. These and other related issues will be addressed by each Fund when, and if, it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

Derivative Transactions
If a Fund engages in derivative transactions, including transactions in options, futures contracts, forward contracts, swap agreements, foreign currencies, and straddles, or other similar transactions, including for hedging purposes, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains, or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing, and character of distributions to shareholders.
A Fund’s transactions in foreign currency-denominated debt instruments and certain of its derivative activities may produce a difference between its book income and its taxable income. If a Fund’s book income exceeds its taxable income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a Fund’s book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company and to eliminate fund-level income tax.
Investments in Regulated Investment Companies and Other Investment Funds
To the extent a Fund invests its assets in shares of ETFs or other investment companies that are regulated investment companies (“underlying funds”), its distributable income and gains will normally consist of distributions from such underlying funds and gains and losses on the disposition of shares of such underlying funds. To the extent that such an underlying fund realizes net losses on its investments for a given taxable year, the Fund will not be able to recognize its share of those losses to offset capital gains the Fund realized from other sources until and only to the extent that it disposes of shares of the underlying fund in a transaction qualifying for sale or exchange treatment (although such losses of an underlying fund may reduce distributions to the Fund from that underlying fund in future taxable years). Moreover, even when a Fund does make a disposition of shares of an underlying fund, a portion of its loss may be recognized as a long-term capital loss, which the Fund will not be able to offset against its ordinary income (including distributions of any net short-term capital gains realized by the underlying fund).
As a result of the foregoing rules, and certain other special rules, the amounts of net investment income and net capital gains that a Fund will be required to distribute to shareholders may be greater than such amounts would have been had the Fund invested directly in the securities held by the underlying funds. For similar reasons, the character of distributions from the Fund will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the underlying funds. Investing through underlying funds can therefore affect the amount, timing and character of distributions to shareholders, and may increase the amount of taxes payable by shareholders.
If at the close of each quarter of a Fund’s taxable year, at least 50% of its total assets consists of interests in other regulated investment companies, the Fund will be a “qualified fund of funds.” In that case, the Fund is permitted to elect to pass through to its shareholders foreign income and other similar taxes paid by the Fund in respect of foreign securities held directly by the Fund or by a regulated investment company in which its invests that itself elected to pass such taxes through to its shareholders, so that shareholders of the Fund will be eligible to claim a tax credit or deduction for such taxes. However, even if a Fund qualifies to make such election for any year, it may determine not to do so. See “Foreign Taxes and Investments” below.
To the extent a Fund invests in commodity-related ETFs that qualify as qualified publicly traded partnerships, the net income derived from such ETFs will constitute qualifying income for purposes of the 90% gross income test (as noted above). If such an ETF were to fail to qualify as a qualified publicly traded partnership, a portion of the gross income derived from that ETF could constitute nonqualifying income to the Fund for purposes of the 90% gross income test.
The foregoing is only a general description of certain federal tax consequences of investing in ETFs and other underlying funds.

Funds with Multiple Subadvisers
Certain of the Funds employ a multi-manager approach in which the Fund’s investment adviser and one or more subadvisers each provide day-to-day portfolio management for a portion (or “sleeve”) of the Fund’s assets. Due to this multi-manager approach, certain of these Funds’ investments may be more likely to be subject to one or more special tax rules (including, but not limited to, wash sale, constructive sale, short sale, and straddle rules) that may affect the timing, character, and/or amount of a Fund’s distributions to shareholders.
Foreign Taxes and Investments
Income proceeds and gains received by a Fund from sources outside the United States might be subject to foreign taxes that are withheld at the source or other foreign taxes. The effective rate of these foreign taxes cannot be determined in advance because it depends on the specific countries in which a Fund’s assets will be invested, the amount of the assets invested in each such country and the possibility of treaty relief.
If more than 50% of a Fund’s assets at taxable year end consists of the securities of foreign corporations, the Fund may be eligible to make an election under Section 853 of the Code so that any of its shareholders subject to federal income taxes will be able to claim a credit or deduction on their income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid by the Fund to foreign countries. If such an election is made, the ability of shareholders of the Fund to claim a foreign tax credit will be subject to limitations imposed by the Code, which in general limits the amount of foreign tax that may be used to reduce a shareholder’s U.S. tax liability to that amount of U.S. tax which would be imposed on the amount and type of income in respect of which the foreign tax was paid. In addition, the ability of shareholders to claim a foreign tax credit is subject to a holding period requirement. A shareholder who for U.S. income tax purposes claims a foreign tax credit in respect of Fund distributions may not claim a deduction for foreign taxes paid by the Fund, regardless of whether the shareholder itemizes deductions. Also, no deduction for foreign taxes may be claimed by shareholders who do not itemize deductions on their federal income tax returns. It should also be noted that a tax-exempt shareholder, like other shareholders, will be required to treat as part of the amounts distributed to it a pro rata portion of the income taxes paid by the Fund to foreign countries. However, that income will generally be exempt from U.S. taxation by virtue of such shareholder’s tax-exempt status and such a shareholder will not be entitled to either a tax credit or a deduction with respect to such income. A Fund that makes the election referred to above will notify its shareholders each year of the amount of dividends and distributions and the shareholders’ pro rata shares of qualified taxes paid by the Fund to foreign countries.
A Fund may invest in one or more “passive foreign investment companies” (“PFICs”). A PFIC is generally any foreign corporation: (i) 75 percent or more of the income of which for a taxable year in the Fund’s holding period is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gain over losses from certain property transactions and commodities transactions, and foreign currency gains.
Investment by a Fund in PFICs could subject the Fund to a U.S. federal income tax or other charge on distributions received from PFICs or on the proceeds from the sale of its investments in the PFICs. This tax cannot be eliminated by making distributions to Fund shareholders. However, a Fund may be able to make an election that would avoid the imposition of that tax. For example, a Fund may in certain cases elect to treat a PFIC as a “qualified electing fund” (a “QEF election”), in which case the Fund will be required to include in its income its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company. A Fund also may make an election to mark the gains (and to a limited extent losses) in a PFIC “to the market” as though it had sold and repurchased its holdings in the PFIC on the last day of the Fund’s taxable year. Such gains and losses are generally treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income by the Fund (without the receipt of cash) and increase the amount required to be distributed by a Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect a Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.” Because it is not always possible to identify a foreign corporation as a PFIC, a Fund may incur the tax and other charges described above in some instances.
Finally, a Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations, and certain foreign currency options, futures contracts, and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Such ordinary income treatment may increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses resulting from such transactions cannot be carried forward by a Fund to offset income or gains earned in subsequent taxable years.

Certain Investments in Real Estate Investment Trusts
If a Fund invests in equity securities of REITs, such investments may result in the fund’s receipt of cash in excess of the REIT’s earnings. If a Fund distributes such amounts, such distribution could constitute a return of capital to the Fund’s shareholders for federal income tax purposes. Dividends received by a Fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.
Certain Investments in Mortgage-Related Securities
A Fund may invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in CMOs with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS and Treasury regulations that have not yet been issued, but may apply retroactively, a portion of a Fund’s income that is attributable to a REIT’s residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company, such as the Funds, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC or TMP interest directly.
In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan, or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code.
Unrelated Business Taxable Income
Income of a regulated investment company that would be UBTI if earned directly by a tax-exempt entity generally will not constitute UBTI when distributed to a tax-exempt shareholder of the regulated investment company. Notwithstanding this “blocking” effect, a tax-exempt shareholder of a Fund could realize UBTI by virtue of its investment in a Fund if shares in that Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). A tax-exempt shareholder may also recognize UBTI if a Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs as described above, if the amount of such income recognized by a Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).
Special tax consequences also apply to charitable remainder trusts (“CRTs”) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT, as defined in section 664 of the Code, that realizes UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in a Fund that recognizes “excess inclusion income” (which is described earlier). Rather, if at any time during any taxable year a CRT or one of certain other tax-exempt shareholders (such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes “excess inclusion income,” then such Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which the IRS guidance in respect of CRTs remains applicable in light of the December 2006 CRT legislation is unclear. To the extent permitted under the 1940 Act, the Funds may elect to allocate any such tax specially to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Funds. CRTs and other tax-exempt investors are urged to consult their tax advisers concerning the consequences of investing in the Funds.

Commodity-Linked Investments and the Select Cayman Fund
A Fund’s use of commodity-linked instruments can be limited by the Fund’s intention to qualify as a regulated investment company and can limit the Fund’s ability to so qualify. Income and gains from direct investments in commodities and certain commodity-linked instruments does not constitute qualifying income to a regulated investment company for purposes of the 90% gross income test described above. The tax treatment of certain other commodity-linked instruments in which a Fund might invest is not certain, in particular with respect to whether income or gains from such instruments constitute qualifying income to a regulated investment company. If a Fund were to treat income or gain from a particular instrument as qualifying income and the income or gain were later determined not to constitute qualifying income and, together with any other nonqualifying income, caused the Fund’s nonqualifying income to exceed 10% of its gross income in any taxable year, the Fund would fail to qualify as a regulated investment company unless it is eligible to and does pay a tax at the Fund level.
The MM Select BlackRock Global Allocation Fund intends to gain exposure to the commodities markets indirectly through its investments in the Select Cayman Fund, which, in turn, may invest in such commodities-related investments.
Under Treasury regulations, subpart F income, if any, realized by a wholly-owned non-U.S. subsidiary of the Fund and included in the Fund's annual income for U.S. federal income purposes, will constitute qualifying income to the extent it is either (i) timely and currently repatriated or (ii) derived with respect to the Fund's business of investing in stock, securities or currencies.
As described above, another requirement for qualifying for the special tax treatment accorded regulated investment companies and their shareholders is that a Fund must satisfy several diversification requirements, including the requirement that not more than 25% of the value of its total assets may be invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar, or related trades or businesses. Therefore, the MM Select BlackRock Global Allocation Fund generally may not invest more than 25% of the value of its assets in the Select Cayman Fund.
It is expected that the Select Cayman Fund generally will not be subject to U.S. federal income tax. However, the Select Cayman Fund is a controlled foreign corporation under the Code. As a “U.S. Shareholder” of the Select Cayman Fund (a U.S. person who owns (directly or indirectly) 10% or more of the total combined voting power or value of all classes of stock), the MM Select BlackRock Global Allocation Fund is required to include in gross income for U.S. federal income tax purposes for each taxable year of the MM Select BlackRock Global Allocation Fund its pro rata share of the Select Cayman Fund’s “subpart F income” for the Select Cayman Fund’s taxable year ending with or within the MM Select BlackRock Global Allocation Fund’s taxable year, whether or not such income is actually distributed by the Select Cayman Fund to the MM Select BlackRock Global Allocation Fund. Subpart F income generally includes interest, OID (defined above), dividends, net gains from the disposition of stocks or securities, net gains from transactions (including futures, forward, and similar transactions) in commodities, receipts with respect to securities loans, and net payments received with respect to equity swaps and similar derivatives. Subpart F income is treated as ordinary income, regardless of the character of the Select Cayman Fund’s underlying income. Net losses incurred by the Select Cayman Fund during a tax year do not flow through to the MM Select BlackRock Global Allocation Fund and thus will not be available to offset income or capital gain generated from the Fund’s other investments. In addition, net losses incurred by the Select Cayman Fund during a tax year generally cannot be carried forward by the Select Cayman Fund to offset gains realized by it in subsequent taxable years.
Investments in MLPs
Some amounts received by a Fund from its investments in MLPs will likely be treated as returns of capital because of accelerated deductions available with respect to the activities of MLPs. On the disposition of an investment in such an MLP, the Fund will likely realize taxable income in excess of economic gain from that asset (or, in later periods, if a Fund does not dispose of the MLP, the Fund will likely realize taxable income in excess of cash flow received by the Fund from the MLP), and the Fund must take such income into account in determining whether the Fund has satisfied its regulated investment company distribution requirements. The Fund may have to borrow or liquidate securities to satisfy its distribution requirements and meet its redemption requests, even though investment considerations might otherwise make it undesirable for the Fund to borrow money or sell securities at the time. In addition, distributions attributable to gain from the sale of MLPs that are characterized as ordinary income under the Code’s recapture provisions will be taxable to Fund shareholders, when distributed to them, as ordinary income.
As noted above, certain of the MLPs in which a Fund may invest qualify as qualified publicly traded partnerships. In such cases, the net income derived from such investments will constitute qualifying income for purposes of the 90% gross income requirement described earlier for qualification as a regulated investment company. If, however, such a vehicle were to fail to qualify as a qualified publicly traded partnership in a particular year, a portion of the gross income derived from it in such year could constitute non-qualifying income to a Fund for purposes of the 90% gross income requirement and thus could adversely affect the Fund’s ability to qualify as a regulated investment company for a particular year. In addition, as described above, the diversification requirement for regulated investment company qualification will limit a Fund’s investments in one or more vehicles that are qualified publicly traded partnerships to 25% of the Fund’s total assets as of the end of each quarter of the Fund’s taxable year.
Subject to any future regulatory guidance to the contrary, distributions attributable to qualified publicly traded partnership income from a Fund's investments in MLPs will ostensibly not qualify for the deduction available to non-corporate taxpayers in respect of such amounts received directly from an MLP.
Backup Withholding
Each Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to and proceeds of share sales, exchanges, or redemptions made by any individual shareholder who fails to furnish the Fund with a correct taxpayer identification number (TIN), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding.
Non U.S. Shareholders
Distributions by a Fund to shareholders that are not “U.S. persons” within the meaning of the Code (“foreign shareholders”) properly reported by the Fund as (1) capital gain dividends, (2) short-term capital gain dividends, and (3) interest-related dividends, each as defined and subject to certain conditions described below, generally are not subject to withholding of U.S. federal income tax.
In general, the Code defines (1) “short-term capital gain dividends” as distributions of net short-term capital gains in excess of net long-term capital losses and (2) “interest-related dividends” as distributions from U.S. source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder, in each case to the extent such distributions are properly reported as such by a Fund in a written notice to shareholders.
The exceptions to withholding for short-term capital gain dividends and capital gain dividends do not apply to (A) distributions to an individual foreign shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions attributable to gain that is treated as effectively connected with the conduct by the foreign shareholder of a trade or business within the United States under special rules regarding the disposition of U.S. real property interests.
The exception to withholding for “interest-related dividends” does not apply to distributions to a foreign shareholder (A) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation.
If a Fund invests in a regulated investment company that pays capital gain dividends, short-term capital gain dividends, or interest-related dividends to the Fund, such distributions retain their character as not subject to withholding if properly reported when paid by the Fund to foreign shareholders.
A Fund is permitted to report such part of its dividends as interest-related and/or short-term capital gain dividends as are eligible, but is not required to do so. In the case of shares held through an intermediary, the intermediary may withhold even if a Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders. Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts.
Distributions by a Fund to foreign shareholders other than capital gain dividends, short-term capital gain dividends, and interest-related dividends (e.g., dividends attributable to dividend and foreign-source interest income or to short-term capital gains or U.S. source interest income to which the exception from withholding described above does not apply) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).
Under U.S. federal income tax law, a beneficial holder of shares who or which is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a

Fund unless (i) such gain is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating one hundred eighty-three (183) days or more during the year of the sale and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of  “U.S. real property interests” (“USRPIs”) apply to the foreign shareholder’s sale of shares of the Fund (as described below).
Beneficial holders that are foreign persons with respect to whom income from a Fund is effectively connected with a trade or business conducted by the foreign shareholder within the United States will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents, or domestic corporations, whether such income is received in cash or reinvested in shares of the Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisers.
Special rules would apply if a Fund were a qualified investment entity (“QIE”) because it is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition of USRPIs described below. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other trade or business assets. USRPIs generally are defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or, very generally, an entity that has been a USRPHC in the last five years. A Fund that holds, directly or indirectly, significant interests in REITs may be a USRPHC. Interests in domestically controlled QIEs, including REITs and RICs that are QIEs, not-greater-than-10% interests in publicly traded classes of stock in REITs and not-greater-than-5% interests in publicly traded classes of stock in RICs generally are not USRPIs, but these exceptions do not apply for purposes of determining whether a Fund is a QIE.
If an interest in a Fund were a USRPI, the Fund would be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% foreign shareholder, in which case such foreign shareholder generally would also be required to file U.S. tax returns and pay any additional taxes due in connection with the redemption.
If a Fund were a QIE, under a special “look-through” rule, any distributions by the Fund to a foreign person (including, in certain cases, distributions made by the Fund in redemption of its shares) attributable directly or indirectly to (i) distributions received by the Fund from a lower-tier RIC or REIT that the Fund is required to treat as USRPI gain in its hands and (ii) gains realized on the disposition of USRPIs by the Fund would retain their character as gains realized from USRPIs in the hands of the Fund’s foreign shareholders and would be subject to U.S. tax withholding. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a foreign shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the foreign shareholder’s current and past ownership of the Fund.
Foreign shareholders of a Fund also may be subject to “wash sale” rules to prevent the avoidance of the tax-filing and payment obligations discussed above through the sale and repurchase of Fund shares.
Beneficial holders that are foreign persons should consult their tax advisers and, if holding shares through intermediaries, their intermediaries, concerning the application of these rules to their investment in the Fund.
Other Reporting and Withholding Requirements
Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require a Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. If a shareholder fails to provide the requested information or otherwise fails to comply with FATCA or an IGA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends it pays. The IRS and the Department of Treasury have issued proposed regulations providing that these withholding rules will not apply to the gross proceeds of share redemptions or capital gain dividends a Fund pays. If a payment by a Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., short-term capital gain dividends and interest-related dividends).

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.
General Considerations
Special tax rules apply to investments though defined contribution plans and other tax-qualified plans or tax-advantaged arrangements. Shareholders should consult their tax adviser to determine the suitability of shares of a Fund as an investment through such plans and arrangements and the precise effect of an investment on their particular tax situation.
The foregoing discussion of the U.S. federal income tax consequences of investment in the Funds is a general and abbreviated summary based on the applicable provisions of the Code, U.S. Treasury regulations, and other applicable authority currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative action, possibly with retroactive effect. This discussion of the federal income tax treatment of the Funds and their shareholders does not describe in any respect the tax treatment of any particular arrangement, e.g., tax-exempt trusts or insurance products, pursuant to which or by which investments in the Funds may be made. Shareholders should consult their tax advisers as to their own tax situation, including possible foreign, state, and local taxes.
EXPERTS
Ropes & Gray LLP, The Prudential Tower, 800 Boylston Street, Boston, Massachusetts 02199-3600 serves as counsel to the Trust.
The financial statements of the Funds incorporated herein by reference from the Trust’s Annual Reports as of September 30, 2019 have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in its reports which are also incorporated herein by reference. Such financial statements have been so incorporated in reliance upon the reports of Deloitte & Touche LLP given on the authority of that firm as experts in accounting and auditing. Copies of the Trust’s Annual Reports as of September 30, 2019 are available, without charge, upon request by calling 1-888-309-3539.
GLOSSARY
   Duration:  indicates how interest rate changes will affect a debt instrument’s price. As a measure of a fixed income security’s cash flow, duration is an alternative to the concept of  “term to maturity” in assessing the price volatility associated with changes in interest rates. Generally, the longer the duration, the more volatility an investor should expect. For example, the market price of a bond with a duration of two years would be expected to decline 2% if interest rates rose 1%. Conversely, the market price of the same bond would be expected to increase 2% if interest rates fell 1%. The market price of a bond with a duration of four years would be expected to increase or decline twice as much as the market price of a bond with a two-year duration. Duration measures a security’s maturity in terms of the average time required to receive the present value of all interest and principal payments as opposed to its term to maturity. The maturity of a security measures only the time until final payment is due; it does not take account of the pattern of a security’s cash flow over time, which would include how cash flow is affected by prepayments and by changes in interest rates. Incorporating a security’s yield, coupon interest payments, final maturity, and option features into one measure, duration is computed by determining the weighted average maturity of a bond’s cash flows, where the present values of the cash flows serve as weights. Determining duration may involve a Fund’s investment adviser’s or subadviser’s estimates of future economic parameters, which may vary from actual future values.
   NRSRO:  means a nationally recognized statistical rating organization. For a description of the ratings of three NRSROs, S&P, Moody’s, and Fitch, see the Appendix to the SAI. For example, the four investment grade ratings in descending order for debt securities as rated by Moody’s are Aaa, Aa, A, and Baa- including Baa3. The four investment grade ratings for debt securities as rated by S&P are AAA, AA, A, and BBB- including BBB-. For commercial paper, Moody’s two highest ratings are P-1 and P-2 and S&P’s two highest ratings are A-1 and A-2.

   U.S. Government Securities:  include obligations issued, sponsored, assumed, or guaranteed as to principal or interest by the Government of the United States, its agencies and instrumentalities, and securities backed by such obligations.
The name MassMutual Select Funds is the designation of the Trustees under a Declaration of Trust dated May 28, 1993, as amended and restated as of November 21, 2011, as it may be further amended from time to time. The obligations of such Trust are not personally binding upon, nor shall resort be had to the property of any of the Trustees, shareholders, officers, employees, or agents of such Trust, but only the property of the relevant series of the Trust shall be bound.

APPENDIX A—DESCRIPTION OF SECURITIES RATINGS
Although the ratings of fixed income securities by S&P, Moody’s, and Fitch are a generally accepted measurement of credit risk, they are subject to certain limitations. For example, ratings are based primarily upon historical events and do not necessarily reflect the future. Furthermore, there is a period of time between the issuance of a rating and the update of the rating, during which time a published rating may be inaccurate.
The descriptions of the S&P, Moody’s, and Fitch’s commercial paper and bond ratings are set forth below.
Commercial Paper Ratings:
S&P commercial paper ratings are graded into four categories, ranging from A for the highest quality obligations to D for the lowest. Issues assigned the highest rating of A are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety. The A-1 and A-2 categories are described as follows:
A-1—This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be noted with a plus (+) sign designation.
A-2—Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.
Moody’s employs three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers. The two highest designations are as follows:
Issuers (or supporting institutions) rated Prime-1 (or P-1) have a superior ability for repayment of senior short-term debt obligations. Prime-1 (or P-1) repayment ability will normally be evidenced by many of the following characteristics:
•
Leading market positions in well-established industries.

•
High rates of return on funds employed.

•
Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•
Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•
Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers (or supporting institutions) rated Prime-2 (or P-2) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.
Fitch’s Short-Term Credit Ratings are graded into six categories, ranging from ‘F-1’ for the highest quality obligations to ‘D’ for the lowest. The F-1 and F-2 categories are described as follows:
F-1—Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F-2—A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.
Bond Ratings:
S&P describes its four highest ratings for corporate debt as follows:
AAA—Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.
AA—Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree.
A—Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB—Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas such debt normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.
Moody’s describes its four highest corporate bond ratings as follows:
Aaa—Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa—Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they compose what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A—Bonds which are rated A possess many favorable investment attributes and may be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment in the future.
Baa—Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.
Fitch describes its four highest long-term credit ratings as follows:
AAA—“AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA—“AA” ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A—“A” ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.
BBB—“BBB” ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.
A “+” or “–” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” category or to categories below “CCC.”
S&P describes its below investment grade ratings for corporate debt as follows:
BB, B, CCC, CC, C—Debt rated “BB,” “B,” “CCC,” “CC,” and “C” is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation, “BB” indicates the lowest degree of speculation, and “C” the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
BB—Debt rated “BB” has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The “BB” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BBB–” rating.
B—Debt rated “B” has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The “B” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BB” or “BB–” rating.
CCC—Debt rated “CCC” has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The “CCC” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “B” or “B–” rating.
CC—The rating “CC” is typically applied to debt subordinated to senior debt that is assigned an actual or implied “CCC” rating.
C—The rating “C” is typically applied to debt subordinated to senior debt which is assigned an actual or implied “CCC–” debt rating. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.
D—Debt rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.
Moody’s describes its below investment grade corporate bond ratings as follows:
Ba—Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B—Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa—Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
Ca—Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C—Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
Fitch describes its below investment grade long-term credit ratings as follows:
BB—“BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.
B—“B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.
CCC, CC, C—Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A “CC” rating indicates that default of some kind appears probable. “C” ratings signal imminent default.
DDD, DD, D—The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. “DDD” obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. “DD” indicates potential recoveries in the range of 50%-90% and “D” the lowest recovery potential, i.e., below 50%.
Entities rated in this category have defaulted on some or all of their obligations. Entities rated “DDD” have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process.

Entities rated “DD” and “D” are generally undergoing a formal reorganization or liquidation process; those rated “DD” are likely to satisfy a higher portion of their outstanding obligations, while entities rated “D” have a poor prospect of repaying all obligations.

APPENDIX B—PROXY VOTING POLICIES
The following represents the proxy voting policies (the “Policies”) of the MassMutual Select Funds (the “Funds”) with respect to the voting of proxies on behalf of each series of the Funds (the “Series”). It is the policy of the Funds and MML Investment Advisers, LLC (the “Adviser”), as investment manager to the Series, to delegate (with the exception of any “Fund of Funds,” “Feeder Funds,” or “Special Situations” where the Adviser is in the best position to vote the proxy) voting responsibilities and duties with respect to all proxies to the subadvisers (the “Subadvisers”) of the Series.
I. GENERAL PRINCIPLES
In voting proxies, the Subadvisers will be guided by general fiduciary principles and their respective written proxy voting policies. The Subadvisers will act prudently and solely in the best interest of the beneficial owners of the accounts they respectively manage, and for the exclusive purpose of providing benefit to such persons.
II. SUBADVISERS
1.   The Subadvisers each have the duty to provide a copy of their written proxy voting policies to the Adviser and Funds annually. The Subadvisers’ written proxy voting policies will maintain procedures that address potential conflicts of interest.
2.   The Subadvisers will each maintain a record of all proxy votes exercised on behalf of each series of the Funds for which they act as subadviser and will furnish such records to the Adviser and Funds annually.
3.   The Subadvisers will report proxy votes that deviated from their normal proxy voting policies and any exceptions to their proxy voting policies to the Adviser quarterly.
4.   The Subadvisers will provide the Adviser and Funds with all such information and documents relating to the Subadvisers’ proxy voting in a timely manner, as necessary for the Adviser and Funds to comply with applicable laws and regulations.
III. THE FUNDS AND ADVISER
1.   The Chief Compliance Officer of the Funds will annually update the Trustees after a review of proxy voting records.
2.   The Trustees of the Funds will not vote proxies on behalf of the Funds or the Series.
3.   The Adviser will not vote proxies on behalf of the Funds or the Series, except that the Adviser will vote proxies on behalf of any Funds of Funds for which it serves as investment adviser or in Special Situations.
4.   Whenever a Feeder Fund, as an interest holder of a Master Fund, is requested to vote on any matter submitted to interest holders of the Master Fund, the Feeder Fund will either hold a meeting of its shareholders to consider such matters, and the Adviser, on behalf of the Feeder Fund, will cast its votes in proportion to the votes received from the Feeder Fund’s shareholders (shares for which a Feeder Fund receives no voting instructions will be voted in the same proportion as the votes received from the other Feeder Fund shareholders), or the Adviser, on behalf of the Feeder Fund, will cast its votes, as an interest holder of the Master Fund, in proportion to the votes received by the Master Fund from all other interest holders of the Master Fund.
Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/funds and on the Securities and Exchange Commission’s website at http://www.sec.gov.

MML INVESTMENT ADVISERS, LLC
As Investment Adviser to the MassMutual Select Funds, MassMutual Premier Funds,
MML Series Investment Fund and MML Series Investment Fund II
(January 6, 2020)
General Overview
Policy
It is the policy of MML Investment Advisers, LLC (“MML Investment Advisers” or the “Company”) to fulfill its responsibilities under Rule 206(4)-6 (the “Rule”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), by delegating to subadvisers for each series of the MassMutual Select Funds, MassMutual Premier Funds, MML Series Investment Fund, and MML Series Investment Fund II (each, a “Trust”) proxy voting related to the securities in each subadviser’s respective portfolio, with the following exceptions: (i) each series of a Trust operating as a “fund of funds” (each a “Fund of Funds” and, collectively, the “Funds of Funds”); (ii) each series of the Trusts operating as a “feeder fund” (each, a “Feeder Fund”) to a “master fund” (“Master Fund”); and (iii) in certain other special situations (“Special Situations”). For these exceptions, MML Investment Advisers will act on behalf of the Trusts to vote proxies (including Information Statements) (“Proxies”), as described below.
Background
MML Investment Advisers currently serves as investment adviser to each of the Trusts, including those series that are Funds of Funds and Feeder Funds. With the exception of one Fund of Funds, the Funds of Funds may invest in other series of the Trusts, mutual funds advised by affiliates of MML Investment Advisers, and mutual funds advised by an unaffiliated investment adviser. With respect to the noted exception, that fund invests exclusively in mutual funds advised by an unaffiliated investment adviser.
MML Investment Advisers will vote Proxies of the underlying funds held by the Funds of Funds, of the related Master Fund for a Feeder Fund, and in certain other Special Situations in accordance with the following procedure.
Procedure
1. When a Fund of Funds holds shares of an underlying fund advised by MML Investment Advisers, MML Investment Advisers will generally vote in favor of proposals recommended by the underlying fund’s Board of Trustees and by a majority of the Trustees of the underlying fund who are not interested persons of the underlying fund or of MML Investment Advisers. However, MML Investment Advisers may alternatively, in its discretion, (i) seek instruction from the Fund of Fund’s Board of Trustees (or any member or committee thereof  (provided that such member, or each member of such committee, as the case may be, is not an interested person of the underlying fund or of MML Investment Advisers) delegated authority to provide such instructions to MML Investment Advisers and vote in accordance with such instructions, or (ii) vote in accordance with the recommendation of an independent proxy advisor or consultant retained by MML Investment Advisers to provide a recommendation, on the basis solely of the best interest of the Fund of Funds and its shareholders, as to the matter; provided, however, that prior to taking the action described in clause (ii) above, MML Investment Advisers is required to seek and obtain the prior approval of its Board of Directors. When a quorum is present at any meeting, a majority of the Board members present may take any action. If it is not possible to obtain a quorum of such Board, any action may be taken without a meeting if all Board members consent to the action in writing and such written consents are filed with the records of the meetings of the Board.
2. When a Fund of Funds holds shares of an underlying fund advised by a control affiliate of MML Investment Advisers, MML Investment Advisers will generally vote the shares held by the Fund of Funds in the same proportions (for, against, abstain) as the votes of all other shareholders (other than MML Investment Advisers or a control affiliate of MML Investment Advisers) of such underlying fund. However, MML Investment Advisers may alternatively, in its discretion, (i) seek instruction from the Fund of Funds’ Board of Trustees (or any member or committee thereof  (provided that such member, or each member of such committee, as the case may be, is not an interested person of the underlying fund or of MML Investment Advisers) delegated authority to provide such instructions to MML Investment Advisers) and vote in accordance with such instructions, or (ii) vote in accordance with the recommendation of an independent proxy advisor or consultant retained by MML Investment Advisers to provide a recommendation, on the basis solely of the best interest of the Fund of Funds and its shareholders, as to the matter; provided, however, that prior to taking the action described in clause (ii) above, MML Investment Advisers is required to seek and obtain the prior approval of its Board of Directors. When a quorum is present at any meeting, a majority of the Board members present may take any action. If it is not possible to obtain a quorum of such Board, any action may be taken without a meeting if all Board members consent to the action in writing and such written consents are filed with the records of the meetings of the Board.

3. When a Fund of Funds holds shares of an underlying fund not advised by MML Investment Advisers or a control affiliate of MML Investment Advisers, MML Investment Advisers will generally vote the shares held by the Fund of Funds in the same proportions (for, against, abstain) as the votes of all other shareholders of such underlying fund. However, MML Investment Advisers may alternatively, in its discretion, (i) seek instruction from the Fund of Funds’ Board of Trustees (or any member or committee thereof delegated authority to provide such instructions to MML Investment Advisers) and vote in accordance with such instructions, or (ii) vote in accordance with the recommendation of an independent proxy advisor or consultant retained by MML Investment Advisers to provide a recommendation, on the basis solely of the best interest of the Fund of Funds and its shareholders, as to the matter; provided, however, that prior to taking the action described in clause (ii) above, MML Investment Advisers is required to seek and obtain the prior approval of its Board of Directors. When a quorum is present at any meeting, a majority of the Board members present may take any action. If it is not possible to obtain a quorum of such Board, any action may be taken without a meeting if all Board members consent to the action in writing and such written consents are filed with the records of the meetings of the Board.
4. Notwithstanding paragraph 3 above, (i) in the event a Fund of Funds is investing in an underlying fund pursuant to an exemptive order from the U.S. Securities and Exchange Commission, MML Investment Advisers will vote the shares held by the Fund of Funds in accordance with any conditions set forth in the order; or (ii) in the event a Fund of Funds is investing in an underlying fund pursuant to Section 12(d)(1)(F) of the Investment Company Act of 1940, as amended, MML Investment Advisers will vote the shares held by the Fund of Funds either by seeking instructions from the Fund of Funds’ shareholders or vote the shares in the same proportions (for, against, abstain) as the votes of all other shareholders of the underlying fund.
5. When a fund is structured as a Feeder Fund that is an interest holder of a Master Fund and is requested to vote on any matter submitted to interest holders of the Master Fund, MML Investment Advisers will, on behalf of the Feeder Fund, generally vote the shares held by the Feeder Fund in the same proportions (for, against, abstain) as the votes of all other interest holders of such Master Fund. However, if the Feeder Fund elects to hold a meeting of its own shareholders to consider such matters, MML Investment Advisers will, on behalf of the Feeder Fund, vote the shares held by the Feeder Fund in proportion to the votes received from its shareholders, with shares for which a Feeder Fund receives no voting instructions being voted in the same proportion as the votes received from the other Feeder Fund shareholders.
6. Although rare, there is a possibility of Special Situations presented where MML Investment Advisers is in the best position to vote Proxies. In those Special Situations, which are determined by the Investment Management team in consultation with MML Investment Advisers’ Chief Compliance Officer and/or legal counsel, MML Investment Advisers (i) will, when the Special Situation involves a proxy for a Funds’ investment in another mutual fund or pooled investment vehicle, generally vote the shares held in the same proportions (for, against, abstain) as the votes of all other shareholders of such underlying fund; (ii) may seek instruction from the relevant Trust’s Board of Trustees (or any member or committee thereof delegated authority to provide such instructions to MML Investment Advisers) and vote in accordance with such instructions; or (iii) may vote in accordance with the recommendation of an independent proxy advisor or consultant retained by MML Investment Advisers to provide a recommendation, on the basis solely of the best interest of the Trust and its shareholders, as to the matter; provided, however, that prior to taking the action described in clause (iii) above, MML Investment Advisers is required to seek and obtain the prior approval of its Board of Directors. When a quorum is present at any meeting, a majority of the Board members present may take any action. If it is not possible to obtain a quorum of such Board, any action may be taken without a meeting if all Board members consent to the action in writing and such written consents are filed with the records of the meetings of the Board.
Operating Procedures
MML Investment Advisers exercises its proxy voting responsibility with respect to the Funds of Funds, Feeder Funds, and Special Situations through the Investment Management team.
All proxy statements, including Information Statements (“Proxy Statements”) and proxy cards received by associates relating to a Fund of Funds, Feeder Fund, or Special Situations are to be immediately forwarded to the Investment Management team. The head of Investment Management or his/her designee, then is responsible for (i) logging, reviewing and casting the vote for all Proxies solicited and received, (ii) voting such Proxies in a manner consistent with these policies and procedures, (iii) documenting the method followed in determining how to cast the vote, and (iv) maintaining the records required by Rule 204-2 under the Advisers Act.

Record Retention
The Investment Management team will retain for such time periods as set forth in Rule 204-2:
•
Copies of all policies and procedures required by the Rule;

•
A copy of each Proxy Statement that MML Investment Advisers receives regarding a Fund of Fund’s or Feeder Fund’s investments;

•
A copy of each Proxy Statement that MML Investment Advisers receives regarding a Special Situation;

•
A record of each vote cast by MML Investment Advisers on behalf of a Fund of Funds, a Feeder Fund, or in a Special Situation; and

•
A copy of any document created by MML Investment Advisers that was material to making a decision how to vote Proxies on behalf of a Fund of Funds, a Feeder Fund, or in a Special Situation or that otherwise memorializes the basis for that decision.

ALLIANCEBERNSTEIN L.P.
May 2018
PROXY VOTING AND
GOVERNANCE POLICY

EXHIBITS
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Proxy Voting and Governance Committee Members

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Proxy Voting Guideline Summary

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Proxy Voting Conflict of Interest Form

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Statement of Policy Regarding Responsible Investment

1.
INTRODUCTION

As an investment adviser, we are shareholder advocates and have a fiduciary duty to make investment decisions that are in our clients’ best interests by maximizing the value of their shares. Proxy voting is an integral part of this process, through which we support strong corporate governance structures, shareholder rights, and transparency.
We have an obligation to vote proxies in a timely manner and we apply the principles in this policy to our proxy decisions. We believe a company’s environmental, social and governance (“ESG”) practices may have a significant effect on the value of the company, and we take these factors into consideration when voting. For additional information regarding our ESG policies and practices, please refer to our firm’s Statement of Policy Regarding Responsible Investment (“RI Policy”).
This Proxy Voting and Governance Policy (“Proxy Voting and Governance Policy” or “Policy”), which outlines our policies for proxy voting and includes a wide range of issues that often appear on proxies, applies to all of AB’s investment management subsidiaries and investment services groups investing on behalf of clients globally. It is intended for use by those involved in the proxy voting decision-making process and those responsible for the administration of proxy voting (“Proxy Managers”), in order to ensure that our proxy voting policies and procedures are implemented consistently.
We sometimes manage accounts where proxy voting is directed by clients or newly-acquired subsidiary companies. In these cases, voting decisions may deviate from this Policy.
2.
RESEARCH UNDERPINS DECISION MAKING

As a research-driven firm, we approach our proxy voting responsibilities with the same commitment to rigorous research and engagement that we apply to all of our investment activities. The different investment philosophies utilized by our investment teams may occasionally result in different conclusions being drawn regarding certain proposals and, in turn, may result in the Proxy Manager making different voting decisions on the same proposal. Nevertheless, the Proxy Manager votes proxies with the goal of maximizing the value of the securities in client portfolios.
In addition to our firm-wide proxy voting policies, we have a Proxy Voting and Governance Committee (“Proxy Voting and Governance Committee” or “Committee”), which provides oversight and includes senior investment professionals from Equities, Legal personnel and Operations personnel. It is the responsibility of the Committee to evaluate and maintain proxy voting procedures and guidelines, to evaluate proposals and issues not covered by these guidelines, to consider changes in policy, and to review the Policy no less frequently than annually. In addition, the Committee meets at least three times a year and as necessary to address special situations.
RESEARCH SERVICES
We subscribe to the corporate governance and proxy research services of Institutional Shareholder Services Inc. (“ISS”). All our investment professionals can access these materials via the Proxy Manager and/or the Committee.
ENGAGEMENT
In evaluating proxy issues and determining our votes, we welcome and seek out the points of view of various parties. Internally, the Proxy Manager may consult the Committee, Chief Investment Officers, Portfolio Managers, and/or Research Analysts across our equities platforms, and Portfolio Managers in who’s managed accounts a stock is held. Externally, we may engage with companies in advance of their Annual General Meeting, and throughout the year. We believe engagement provides the opportunity to share our philosophy, our corporate governance values, and more importantly, affect positive change. Also, these meetings often are joint efforts between the investment professionals, who are best positioned to comment on company-specific details, and the Proxy Manager(s), who offer a more holistic view of governance practices and relevant trends. In addition, we engage with shareholder proposal proponents and other stakeholders to understand different viewpoints and objectives.
3.
PROXY VOTING GUIDELINES

Our proxy voting guidelines are both principles-based and rules-based. We adhere to a core set of principles that are described in this Policy. We assess each proxy proposal in light of these principles. Our proxy voting “litmus test” will always be what we view as most likely to maximize long-term shareholder value. We believe that authority and accountability for setting and executing corporate policies, goals and compensation generally should rest with the board of directors and senior management. In return, we support strong investor rights that allow shareholders to hold directors and management accountable if they fail to act in the best interests of shareholders.

With this as a backdrop, our proxy voting guidelines pertaining to specific issues are set forth below. We generally vote proposals in accordance with these guidelines but, consistent with our “principles-based” approach to proxy voting, we may deviate from the guidelines if warranted by the specific facts and circumstances of the situation (i.e., if, under the circumstances, we believe that deviating from our stated policy is necessary to help maximize long-term shareholder value). In addition, these guidelines are not intended to address all issues that may appear on all proxy ballots. We will evaluate on a case-by-case basis any proposal not specifically addressed by these guidelines, whether submitted by management or shareholders, always keeping in mind our fiduciary duty to make voting decisions that, by maximizing long-term shareholder value, are in our clients’ best interests.
3.1
BOARD AND DIRECTOR PROPOSALS

1.
Board Diversity (SHP) CASE-BY-CASE

Board diversity is increasingly an important topic. In a number of European countries, legislation requires a quota of female directors. Other European countries have a comply-or-explain policy. We believe boards should develop, as a part of their refreshment and refreshment process, a framework for identifying diverse candidates. We believe diversity is broader than gender and should also take into consideration factors such as business experience, background, ethnicity, tenure and nationality. We evaluate these proposals on a case-by-case basis while examining a board’s current diversity profile and approach, and if there are other general governance concerns.
2.
Establish New Board Committees and Elect Board Members with Specific Expertise (SHP) CASE-BY-CASE

We believe that establishing committees should be the prerogative of a well-functioning board of directors. However, we may support shareholder proposals to establish additional board committees to address specific shareholder issues, including ESG issues. We consider on a case-by-case basis proposals that require the addition of a board member with a specific area of expertise.
3.
Changes in Board Structure and Amending the Articles of Incorporation FOR

Companies may propose various provisions with respect to the structure of the board of directors, including changing the manner in which board vacancies are filled, directors are nominated and the number of directors. Such proposals may require amending the charter or by-laws or may otherwise require shareholder approval. When these proposals are not controversial or meant as an anti-takeover device, which is generally the case, we vote in their favor. However, if we believe a proposal is intended as an anti-takeover device and diminishes shareholder rights, we generally vote against.
We may vote against directors for amending by-laws without seeking shareholder approval and/or restricting or diminishing shareholder rights.
4.
Classified Boards AGAINST

A classified board typically is divided into three separate classes. Each class holds office for a term of two or three years. Only a portion of the board can be elected or replaced each year. Because this type of proposal has fundamental anti-takeover implications, we generally oppose the adoption of classified boards unless there is a justifiable financial reason or an adequate sunset provision exists. However, where a classified board already exists, we will not oppose directors who sit on such boards for that reason. We may also vote against directors that fail to implement shareholder approved proposals to declassify boards that we previously supported.
5.
Director Liability and Indemnification CASE-BY-CASE

Some companies argue that increased indemnification and decreased liability for directors are important to ensure the continued availability of competent directors. However, others argue that the risk of such personal liability minimizes the propensity for corruption and recklessness.
We generally support indemnification provisions that are consistent with the local jurisdiction in which the company has been formed. We vote in favor of proposals adopting indemnification for directors with respect to acts conducted in the normal course of business. We also vote in favor of proposals that expand coverage for directors and officers where, despite an unsuccessful legal defense, we believe the director or officer acted in good faith and in the best interests of the company. We oppose indemnification for gross negligence.

6.
Disclose CEO Succession Plan (SHP) FOR

Proposals like these are often suggested by shareholders of companies with long-tenured CEOs and/or high employee turnover rates. Even though some markets might not require the disclosure of a CEO succession plan, we do think it is good business practice and will support these proposals.
7.
Election of Directors FOR

The election of directors is an important vote. We expect directors to represent shareholder interests at the company and maximize shareholder value. We generally vote in favor of the management-proposed slate of directors while considering a number of factors, including local market best practice. We believe companies should have a majority of independent directors and independent key committees. However, we will incorporate local market regulation and corporate governance codes into our decision making. We may support more progressive requirements than those implemented in a local market if we believe more progressive requirements may improve corporate governance practices. We will generally regard a director as independent if the director satisfies the criteria for independence (i) espoused by the primary exchange on which the company’s shares are traded, or (ii) set forth in the code we determine to be best practice in the country where the subject company is domiciled and may take into account affiliations, related-party transactions and prior service to the company,. We consider the election of directors who are “bundled” on a single slate to be a poor governance practice and vote on a case-by-case basis considering the amount of information available and an assessment of the group’s qualifications.
In addition:
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We believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may vote against directors (or withhold votes for directors if plurality voting applies) who fail to act on key issues. We oppose directors who fail to attend at least 75% of board meetings within a given year without a reasonable excuse.

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We may consider the number of boards on which a director sits and/or their length of service on a particular board.

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We may abstain or vote against (depending on a company’s history of disclosure in this regard) directors of issuers where there is insufficient information about the nominees disclosed in the proxy statement.

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We may vote against directors for poor compensation, audit or governance practices including the lack of a formal key committee.

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We may vote against directors for unilateral bylaw amendments that diminish shareholder rights.

We also may consider engaging company management (by phone, in writing and in person), until any issues have been satisfactorily resolved.
a.
Controlled Company ExemptionCASE-BY-CASE

In certain markets, a different standard for director independence may be applicable for controlled companies, which are companies where more than 50% of the voting power is held by an individual, group or another company, or as otherwise defined by local market standards. We may take these local standards into consideration when determining the appropriate level of independence required for the board and key committees.
Exchanges in certain jurisdictions do not have a controlled company exemption (or something similar). In such a jurisdiction, if a company has a majority shareholder or group of related majority shareholders with a majority economic interest, we generally will not oppose that company’s directors simply because the board does not include a majority of independent members, although we may take local standards into consideration when determining the appropriate level of independence required for the board and key committees. We will, however, consider these directors in a negative light if the company has a history of violating the rights of minority shareholders.
b.
Voting for Director Nominees in a Contested Election CASE-BY-CASE

Votes in a contested election of directors are evaluated on a case-by-case basis with the goal of maximizing shareholder value.

8.
Independent Lead Director (SHP) FOR

We support shareholder proposals that request a company to amend its by-laws to establish an independent lead director, if the position of chairman is non-independent. We view the existence of a strong independent lead director, whose role is robust and includes clearly defined duties and responsibilities, such as the authority to call meetings and approve agendas, as a good example of the sufficient counter-balancing governance. If a company has such an independent lead director in place, we will generally oppose a proposal to require an independent board chairman, barring any additional board leadership concerns.
9.
Limit Term of Directorship (SHP) CASE-BY-CASE

These proposals seek to limit the term during which a director may serve on a board to a set number of years.
Accounting for local market practice, we generally consider a number of factors, such as overall level of board independence, director qualifications, tenure, board diversity and board effectiveness in representing our interests as shareholders, in assessing whether limiting directorship terms is in shareholders’ best interests. Accordingly, we evaluate these items case-by-case.
10.
Majority of Independent1 Directors (SHP) FOR

Each company’s board of directors has a duty to act in the best interest of the company’s shareholders at all times. We believe that these interests are best served by having directors who bring objectivity to the company and are free from potential conflicts of interests. Accordingly, we support proposals seeking a majority of independent directors on the board while taking into consideration local market regulation and corporate governance codes.
11.
Majority of Independent Directors on Key Committees (SHP) FOR

In order to ensure that those who evaluate management’s performance, recruit directors and set management’s compensation are free from conflicts of interests, we believe that the audit,2 nominating/governance, and compensation committees should be composed of a majority of independent directors while taking into consideration local market regulation, corporate governance codes, and controlled company status.
12.
Majority Votes for Directors (SHP) FOR

We believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company. This objective is strengthened if directors are elected by a majority of votes cast at an annual meeting rather than by the plurality method commonly used. With plurality voting a director could be elected by a single affirmative vote even if the rest of the votes were withheld.
We further believe that majority voting provisions will lead to greater director accountability. Therefore, we support shareholder proposals that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast, provided the proposal includes a carve-out to provide for plurality voting in contested elections where the number of nominees exceeds the number of directors to be elected.
13.
Removal of Directors Without Cause (SHP) FOR

Company by-laws sometimes define cause very narrowly, including only conditions of criminal indictment, final adverse adjudication that fiduciary duties were breached or incapacitation, while also providing shareholders with the right to remove directors only upon “cause”.
We believe that the circumstances under which shareholders have the right to remove directors should not be limited to those traditionally defined by companies as “cause”. We also believe that shareholders should have the right to conduct a vote to remove directors who fail to perform in a manner consistent with their fiduciary duties or representative of

1
For purposes of this Policy, generally, we will consider a director independent if the director satisfies the independence definition set forth in the listing standards of the exchange on which the common stock is listed. However, we may deem local independence classification criteria insufficient.

2
Pursuant to the SEC rules, adopted pursuant to the Sarbanes-Oxley Act of 2002, as of October 31, 2004, each U.S. listed issuer must have a fully independent audit committee.

shareholders’ best interests. And, while we would prefer shareholder proposals that seek to broaden the definition of “cause” to include situations like these, we generally support proposals that would provide shareholders with the right to remove directors without cause.
14.
Require Independent Board Chairman (SHP) CASE-BY-CASE

We believe there can be benefits to an executive chairman and to having the positions of chairman and CEO combined as well as split. When the chair is non-independent the company must have sufficient counter-balancing governance in place, generally through a strong independent lead director. Also, for companies with smaller market capitalizations, separate chairman and CEO positions may not be practical.
3.2
COMPENSATION PROPOSALS

15.
Pro Rata Vesting of Equity Compensation Awards-Change in Control (SHP) CASE-BY-CASE

We examine proposals on the treatment of equity awards in the event of a change in control on a case-by-case basis. If a change in control is accompanied by termination of employment, often referred to as a double-trigger, we generally support accelerated vesting of equity awards. If, however, there is no termination agreement in connection with a change in control, often referred to as a single-trigger, we generally prefer pro rata vesting of outstanding equity awards.
16.
Adopt Policies to Prohibit any Death Benefits to Senior Executives (SHP) AGAINST

We view these bundled proposals as too restrictive and conclude that blanket restrictions on any and all such benefits, including the payment of life insurance premiums for senior executives, could put a company at a competitive disadvantage.
17.
Advisory Vote to Ratify Directors’ Compensation (SHP)FOR

Similar to advisory votes on executive compensation, shareholders may request a non-binding advisory vote to approve compensation given to board members. We generally support this item.
18.
Amend Executive Compensation Plan Tied to Performance (Bonus Banking) (SHP) AGAINST

These proposals seek to force a company to amend executive compensation plans such that compensation awards tied to performance are deferred for shareholder specified and extended periods of time. As a result, awards may be adjusted downward if performance goals achieved during the vesting period are not sustained during the added deferral period.
We believe that most companies have adequate vesting schedules and clawbacks in place. Under such circumstances, we will oppose these proposals. However, if a company does not have what we believe to be adequate vesting and/or clawback requirements, we decide these proposals on a case-by-case basis.
19.
Approve Remuneration for Directors and AuditorsCASE-BY-CASE

We will vote on a case-by-case basis where we are asked to approve remuneration for directors or auditors. We will generally oppose performance-based remuneration for non-executive directors as this may compromise independent oversight. However, where disclosure relating to the details of such remuneration is inadequate or provided without sufficient time for us to consider our vote, we may abstain or vote against, depending on the adequacy of the company’s prior disclosures in this regard and the local market practice.
20.
Approve Retirement Bonuses for Directors (Japan and SouthKorea) CASE-BY-CASE

Retirement bonuses are customary in Japan and South Korea. Companies seek approval to give the board authority to grant retirement bonuses for directors and/or auditors and to leave the exact amount of bonuses to the board’s discretion. We will analyze such proposals on a case-by-case basis, considering management’s commitment to maximizing long-term shareholder value. However, when the details of the retirement bonus are inadequate or undisclosed, we may abstain or vote against.

21.
Approve Special Payments to Continuing Directors and Auditors (Japan) CASE-BY-CASE

In conjunction with the abolition of a company’s retirement allowance system, we will generally support special payment allowances for continuing directors and auditors if there is no evidence of their independence becoming impaired. However, when the details of the special payments are inadequate or undisclosed, we may abstain or vote against.
22.
Disclose Executive and Director Pay (SHP) CASE-BY-CASE

The United States Securities and Exchange Commissions (“SEC”) has adopted rules requiring increased and/or enhanced compensation-related and corporate governance-related disclosure in proxy statements and Forms 10-K. Similar steps have been taken by regulators in foreign jurisdictions. We believe the rules enacted by the SEC and various foreign regulators generally ensure more complete and transparent disclosure. Therefore, while we will consider them on a case-by-case basis (analyzing whether there are any relevant disclosure concerns), we generally vote against shareholder proposals seeking additional disclosure of executive and director compensation, including proposals that seek to specify the measurement of performance-based compensation, if the company is subject to SEC rules or similar rules espoused by a regulator in a foreign jurisdiction. Similarly, we generally support proposals seeking additional disclosure of executive and director compensation if the company is not subject to any such rules.
23.
Executive and Employee Compensation Plans, Policies and Reports CASE-BY-CASE

Compensation plans (“Compensation Plans”) usually are complex and are a major corporate expense, so we evaluate them carefully and on a case-by-case basis. In all cases, however, we assess each proposed Compensation Plan within the framework of four guiding principles, each of which ensures a company’s Compensation Plan helps to align the long-term interests of management with shareholders:
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Valid measures of business performance tied to the firm’s strategy and shareholder value creation, which are clearly articulated and incorporate appropriate time periods, should be utilized;

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Compensation costs should be managed in the same way as any other expense;

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Compensation should reflect management’s handling, or failure to handle, any recent social, environmental, governance, ethical or legal issue that had a significant adverse financial or reputational effect on the company; and

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In granting compensatory awards, management should exhibit a history of integrity and decision-making based on logic and well thought out processes.

We may oppose plans which include, and directors who establish, compensation plan provisions deemed to be poor practice such as automatic acceleration of equity, or single-triggered, in the event of a change in control.
Although votes on compensation plans are by nature only broad indications of shareholder views, they do lead to more compensation-related dialogue between management and shareholders and help ensure that management and shareholders meet their common objective: maximizing shareholder value.
In markets where votes on compensation plans are not required for all companies, we will support shareholder proposals asking the board to adopt such a vote on an advisory basis.
Where disclosure relating to the details of Compensation Plans is inadequate or provided without sufficient time for us to consider our vote, we may abstain or vote against, depending on the adequacy of the company’s prior disclosures in this regard. Where appropriate, we may raise the issue with the company directly or take other steps.
24.
Limit Executive Pay (SHP) CASE-BY-CASE

We believe that management and directors, within reason, should be given latitude in determining the mix and types of awards offered to executive officers. We vote against shareholder proposals seeking to limit executive pay if we deem them too restrictive. Depending on our analysis of the specific circumstances, we are generally against requiring a company to adopt a policy prohibiting tax gross up payments to senior executives.

25.
Mandatory Holding Periods (SHP) AGAINST

We generally vote against shareholder proposals asking companies to require a company’s executives to hold stock for a specified period of time after acquiring that stock by exercising company-issued stock options (i.e., precluding “cashless” option exercises), unless we believe implementing a mandatory holding period is necessary to help resolve underlying problems at a company that have hurt, and may continue to hurt, shareholder value. We are generally in favor of reasonable stock ownership guidelines for executives.
26.
Performance-Based Stock Option Plans (SHP) CASE-BY-CASE

These shareholder proposals require a company to adopt a policy that all or a portion of future stock options granted to executives be performance-based. Performance-based options usually take the form of indexed options (where the option sale price is linked to the company’s stock performance versus an industry index), premium priced options (where the strike price is significantly above the market price at the time of the grant) or performance vesting options (where options vest when the company’s stock price exceeds a specific target). Proponents argue that performance-based options provide an incentive for executives to outperform the market as a whole and prevent management from being rewarded for average performance. We believe that management, within reason, should be given latitude in determining the mix and types of awards it offers. However, we recognize the benefit of linking a portion of executive compensation to certain types of performance benchmarks. While we will not support proposals that require all options to be performance-based, we will generally support proposals that require a portion of options granted to senior executives be performance-based. However, because performance-based options can also result in unfavorable tax treatment and the company may already have in place an option plan that sufficiently ties executive stock option plans to the company’s performance, we will consider such proposals on a case-by-case basis.
27.
Prohibit Relocation Benefits to Senior Executives (SHP)AGAINST

We do not consider such perquisites to be problematic pay practices as long as they are properly disclosed. Therefore we will vote against shareholder proposals asking to prohibit relocation benefits.
28.
Recovery of Performance-Based Compensation (SHP) FOR

We generally support shareholder proposals requiring the board to seek recovery of performance-based compensation awards to senior management and directors in the event of a fraud or other reasons that resulted in the detriment to shareholder value and/or company reputation due to gross ethical lapses. In deciding how to vote, we consider the adequacy of existing company clawback policy, if any.
29.
Submit Golden Parachutes/Severance Plans to a Shareholder Vote (SHP) FOR

Golden Parachutes assure key officers of a company lucrative compensation packages if the company is acquired and/or if the new owners terminate such officers. We recognize that offering generous compensation packages that are triggered by a change in control may help attract qualified officers. However, such compensation packages cannot be so excessive that they are unfair to shareholders or make the company unattractive to potential bidders, thereby serving as a constructive anti-takeover mechanism. Accordingly, we support proposals to submit severance plans (including supplemental retirement plans), to a shareholder vote, and we review proposals to ratify or redeem such plans retrospectively on a case-by-case basis.
30.
Submit Golden Parachutes/Severance Plans to a Shareholder Vote Prior to Their Being Negotiated by Management (SHP) CASE-BY-CASE

We believe that in order to attract qualified employees, companies must be free to negotiate compensation packages without shareholder interference. However, shareholders must be given an opportunity to analyze a compensation plan’s final, material terms in order to ensure it is within acceptable limits. Accordingly, we evaluate proposals that require submitting severance plans and/or employment contracts for a shareholder vote prior to being negotiated by management on a case-by-case basis.

31.
Submit Survivor Benefit Compensation Plan to Shareholder Vote (SHP) FOR

Survivor benefit compensation plans, or “golden coffins”, can require a company to make substantial payments or awards to a senior executive’s beneficiaries following the death of the senior executive. The compensation can take the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards. This compensation would not include compensation that the senior executive chooses to defer during his or her lifetime.
We recognize that offering generous compensation packages that are triggered by the passing of senior executives may help attract qualified officers. However, such compensation packages cannot be so excessive that they are unfair to shareholders or make the company unattractive to potential bidders, thereby serving as a constructive anti-takeover mechanism.
3.3
CAPITAL CHANGES AND ANTI-TAKEOVER PROPOSALS

32.
Amend Exclusive Forum Bylaw (SHP) AGAINST

We will generally oppose proposals that ask the board to repeal the company’s exclusive forum bylaw. Such bylaws require certain legal action against the company to take place in the state of the company’s incorporation. The courts within the state of incorporation are considered best suited to interpret that state’s laws.
33.
Amend Net Operating Loss (“NOL”) Rights Plans FOR

NOL Rights Plans are established to protect a company’s net operating loss carry forwards and tax credits, which can be used to offset future income. We believe this is a reasonable strategy for a company to employ. Accordingly, we will vote in favor of NOL Rights Plans unless we believe the terms of the NOL Rights Plan may provide for a long-term anti-takeover device.
34.
Authorize Share Repurchase FOR

We generally support share repurchase proposals that are part of a well-articulated and well-conceived capital strategy. We assess proposals to give the board unlimited authorization to repurchase shares on a case-by-case basis.
Furthermore, we would generally support the use of derivative instruments (e.g., put options and call options) as part of a share repurchase plan absent a compelling reason to the contrary. Also, absent a specific concern at the company, we will generally support a repurchase plan that could be continued during a takeover period.
35.
Blank Check Preferred Stock AGAINST

Blank check preferred stock proposals authorize the issuance of certain preferred stock at some future point in time and allow the board to establish voting, dividend, conversion and other rights at the time of issuance. While blank check preferred stock can provide a corporation with the flexibility needed to meet changing financial conditions, it also may be used as the vehicle for implementing a “poison pill” defense or some other entrenchment device.
We are concerned that, once this stock has been authorized, shareholders have no further power to determine how or when it will be allocated. Accordingly, we generally oppose this type of proposal.
36.
Corporate Restructurings, Merger Proposals and Spin-Offs CASE-BY-CASE

Proposals requesting shareholder approval of corporate restructurings, merger proposals and spin-offs are determined on a case-by-case basis. In evaluating these proposals and determining our votes, we are singularly focused on meeting our goal of maximizing long-term shareholder value.
37.
Elimination of Preemptive Rights CASE-BY-CASE

Preemptive rights allow the shareholders of the company to buy newly-issued shares before they are offered to the public in order to maintain their percentage ownership. We believe that, because preemptive rights are an important shareholder right, careful scrutiny must be given to management’s attempts to eliminate them. However, because preemptive rights can be prohibitively expensive to widely-held companies, the benefit of such rights will be weighed against the economic effect of maintaining them.

38.
Expensing Stock Options (SHP) FOR

US generally-accepted accounting principles require companies to expense stock options, as do the accounting rules in many other jurisdictions (including those jurisdictions that have adopted IFRS — international financial reporting standards). If a company is domiciled in a jurisdiction where the accounting rules do not already require the expensing of stock options, we will support shareholder proposals requiring this practice and disclosing information about it.
39.
Fair Price Provisions CASE-BY-CASE

A fair price provision in the company’s charter or by laws is designed to ensure that each shareholder’s securities will be purchased at the same price if the corporation is acquired under a plan not agreed to by the board. In most instances, the provision requires that any tender offer made by a third party must be made to all shareholders at the same price.
Fair pricing provisions attempt to prevent the “two tiered front loaded offer” where the acquirer of a company initially offers a premium for a sufficient percentage of shares of the company to gain control and subsequently makes an offer for the remaining shares at a much lower price. The remaining shareholders have no choice but to accept the offer. The two tiered approach is coercive as it compels a shareholder to sell his or her shares immediately in order to receive the higher price per share. This type of tactic has caused many states to adopt fair price provision statutes to restrict this practice.
We consider fair price provisions on a case-by-case basis. We oppose any provision where there is evidence that management intends to use the provision as an anti-takeover device as well as any provision where the shareholder vote requirement is greater than a majority of disinterested shares (i.e., shares beneficially owned by individuals other than the acquiring party).
40.
Increase Authorized Common Stock CASE-BY-CASE

In general we regard increases in authorized common stock as serving a legitimate corporate purpose when used to: implement a stock split, aid in a recapitalization or acquisition, raise needed capital for the firm, or provide for employee savings plans, stock option plans or executive compensation plans. That said, we may oppose a particular proposed increase if we consider the authorization likely to lower the share price (this would happen, for example, if the firm were proposing to use the proceeds to overpay for an acquisition, to invest in a project unlikely to earn the firm’s cost of capital, or to compensate employees well above market rates). We oppose increases in authorized common stock where there is evidence that the shares are to be used to implement a “poison pill” or another form of anti-takeover device, or if the issuance of new shares would, in our judgment, excessively dilute the value of the outstanding shares upon issuance. In addition, a satisfactory explanation of a company’s intentions—going beyond the standard “general corporate purposes”—must be disclosed in the proxy statement for proposals requesting an increase of greater than 100% of the shares outstanding. We view the use of derivatives, particularly warrants, as legitimate capital-raising instruments and apply these same principles to their use as we do to the authorization of common stock. Under certain circumstances where we believe it is important for shareholders to have an opportunity to maintain their proportional ownership, we may oppose proposals requesting shareholders approve the issuance of additional shares if those shares do not include preemptive rights.
In Hong Kong, it is common for companies to request board authority to issue new shares up to 20% of outstanding share capital. The authority typically lapses after one year. We may vote against plans that do not prohibit issuing shares at a discount, taking into account whether a company has a history of doing so.
41.
Issuance of Equity Without Preemptive Rights FOR

We are generally in favor of issuances of equity without preemptive rights of up to 30% of a company’s outstanding shares unless there is concern that the issuance will be used in a manner that could hurt shareholder value (e.g., issuing the equity at a discount from the current market price or using the equity to help create a “poison pill” mechanism).
42.
Multi Class Equity Structures CASE-BY-CASE

The one share, one vote principle — stating that voting power should be proportional to an investor’s economic ownership—is generally preferred in order to hold the board accountable to shareholders. Multi-class structures, however, may be beneficial, for a period of time, allowing management to focus on longer-term value creation, which benefits all shareholders. In these instances, we evaluate proposals of share issuances to perpetuate the structure on a case-by-case basis and expect the company to attach provisions that will either eliminate or phase out existing multi-class vote structures when appropriate and in a cost-effective manner (often referred to as “Sunset Provisions), or require periodic shareholder reauthorization. We expect Board’s to routinely review existing multi-class vote structures and share their current view. If the above criteria is not met, we may vote against the board.
43.
Net Long Position Requirement FOR

We support proposals that require the ownership level needed to call a special meeting to be based on the net long position of a shareholder or shareholder group. This standard ensures that a significant economic interest accompanies the voting power.
44.
Reincorporation CASE-BY-CASE

There are many valid business reasons a corporation may choose to reincorporate in another jurisdiction. We perform a case-by-case review of such proposals, taking into consideration management’s stated reasons for the proposed move.
Careful scrutiny also will be given to proposals that seek approval to reincorporate in countries that serve as tax havens. When evaluating such proposals, we consider factors such as the location of the company’s business, the statutory protections available in the country to enforce shareholder rights and the tax consequences of the reincorporation to shareholders.
45.
Reincorporation to Another Jurisdiction to Permit Majority Voting or Other Changes in Corporate Governance (SHP)CASE-BY-CASE

If a shareholder proposes that a company move to a jurisdiction where majority voting (among other shareholder-friendly conditions) is permitted, we will generally oppose the move notwithstanding the fact that we favor majority voting for directors. Our rationale is that the legal costs, taxes, other expenses and other factors, such as business disruption, in almost all cases would be material and outweigh the benefit of majority voting. If, however, we should find that these costs are not material and/or do not outweigh the benefit of majority voting, we may vote in favor of this kind of proposal. We will evaluate similarly proposals that would require reincorporation in another state to accomplish other changes in corporate governance.
46.
Stock Splits FOR

Stock splits are intended to increase the liquidity of a company’s common stock by lowering the price, thereby making the stock seem more attractive to small investors. We generally vote in favor of stock split proposals.
47.
Submit Company’s Shareholder Rights Plan to Shareholder Vote (SHP) FOR

Most shareholder rights plans (also known as “poison pills”) permit the shareholders of a target company involved in a hostile takeover to acquire shares of the target company, the acquiring company, or both, at a substantial discount once a “triggering event” occurs. A triggering event is usually a hostile tender offer or the acquisition by an outside party of a certain percentage of the target company’s stock. Because most plans exclude the hostile bidder from the purchase, the effect in most instances is to dilute the equity interest and the voting rights of the potential acquirer once the plan is triggered. A shareholder rights plan is designed to discourage potential acquirers from acquiring shares to make a bid for the issuer. We believe that measures that impede takeovers or entrench management not only infringe on the rights of shareholders but also may have a detrimental effect on the value of the company.
We support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We evaluate on a case-by-case basis proposals to implement or eliminate a shareholder rights plan.
48.
Transferrable Stock Options CASE-BY-CASE

In cases where a compensation plan includes a transferable stock option program, we will consider the plan on a case-by-case basis.
These programs allow stock options to be transferred to third parties in exchange for cash or stock. In effect, management becomes insulated from the downside risk of holding a stock option, while the ordinary shareholder remains exposed to downside risk. This insulation may unacceptably remove management’s exposure to downside risk, which significantly misaligns management and shareholder interests. Accordingly, we generally vote against these programs if the transfer can be executed without shareholder approval, is available to executive officers or non-employee directors, or we consider the available disclosure relating to the mechanics and structure of the program to be insufficient to determine the costs, benefits and key terms of the program.

3.4
AUDITOR PROPOSALS

49.
Appointment of Auditors FOR

We believe that the company is in the best position to choose its accounting firm, and we generally support management’s recommendation.
We recognize that there may be inherent conflicts when a company’s independent auditors perform substantial non-audit related services for the company. Therefore, in reviewing a proposed auditor, we will consider the amount of fees paid for non-audit related services performed compared to the total audit fees paid by the company to the auditing firm, and whether there are any other reasons for us to question the independence or performance of the firm’s auditor such as, for example, tenure. We generally will deem as excessive the non-audit fees paid by a company to its auditor if those fees account for 50% or more of total fees paid. In the UK market, which utilizes a different calculation, we adhere to a non-audit fee cap of 100% of audit fees. Under these circumstances, we generally vote against the auditor and the directors, in particular the members of the company’s audit committee. In addition, we generally vote against authorizing the audit committee to set the remuneration of such auditors. We exclude from this analysis non-audit fees related to IPOs, bankruptcy emergence, and spin-offs and other extraordinary events. We may vote against or abstain due to a lack of disclosure of the name of the auditor while taking into account local market practice.
50.
Approval of Financial Statements FOR

In some markets, companies are required to submit their financial statements for shareholder approval. This is generally a routine item and, as such, we will vote for the approval of financial statements unless there are appropriate reasons to vote otherwise. We may vote against if the information is not available in advance of the meeting.
51.
Approval of Internal Statutory Auditors FOR

Some markets (e.g., Japan) require the annual election of internal statutory auditors. Internal statutory auditors have a number of duties, including supervising management, ensuring compliance with the articles of association and reporting to a company’s board on certain financial issues. In most cases, the election of internal statutory auditors is a routine item and we will support management’s nominee provided that the nominee meets the regulatory requirements for serving as internal statutory auditors. However, we may vote against nominees who are designated independent statutory auditors who serve as executives of a subsidiary or affiliate of the issuer or if there are other reasons to question the independence of the nominees.
52.
Limitation of Liability of External Statutory Auditors (Japan) CASE-BY-CASE

In Japan, companies may limit the liability of external statutory auditors in the event of a shareholder lawsuit through any of three mechanisms: (i) submitting the proposed limits to shareholder vote; (ii) setting limits by modifying the company’s articles of incorporation; and (iii) setting limits in contracts with outside directors, outside statutory auditors and external audit firms (requires a modification to the company’s articles of incorporation). A vote by 3% or more of shareholders can nullify a limit set through the second mechanism. The third mechanism has historically been the most prevalent.
We review proposals to set limits on auditor liability on a case-by-case basis, considering whether such a provision is necessary to secure appointment and whether it helps to maximize long-term shareholder value.
53.
Separating Auditors and Consultants (SHP) CASE-BY-CASE

We believe that a company serves its shareholders’ interests by avoiding potential conflicts of interest that might interfere with an auditor’s independent judgment. SEC rules adopted as a result of the Sarbanes-Oxley Act of 2002 attempted to address these concerns by prohibiting certain services by a company’s independent auditors and requiring additional disclosure of others services.
We evaluate on a case-by-case basis proposals that go beyond the SEC rules or other local market standards by prohibiting auditors from performing other non-audit services or calling for the board to adopt a policy to ensure auditor independence.
We take into consideration the policies and procedures the company already has in place to ensure auditor independence and non-audit fees as a percentage of total fees paid to the auditor are not excessive.

3.5
SHAREHOLDER ACCESS AND VOTING PROPOSALS

54.
A Shareholder’s Right to Call Special Meetings (SHP)FOR

Most state corporation statutes (though not Delaware, where many US issuers are domiciled) allow shareholders to call a special meeting when they want to take action on certain matters that arise between regularly-scheduled annual meetings. This right may apply only if a shareholder, or a group of shareholders, owns a specified percentage, often 10% of the outstanding shares.
We recognize the importance of the right of shareholders to remove poorly-performing directors, respond to takeover offers and take other actions without having to wait for the next annual meeting. However, we also believe it is important to protect companies and shareholders from nuisance proposals. We further believe that striking a balance between these competing interests will maximize shareholder value. We believe that encouraging active share ownership among shareholders generally is beneficial to shareholders and helps maximize shareholder value. Accordingly, we will generally support a proposal to call a special meeting if the proposing shareholder owns, or the proposing shareholders as a group own, 5% or more of the outstanding voting equity of the company.
55.
Adopt Cumulative Voting (SHP) CASE-BY-CASE

Cumulative voting is a method of electing directors that enables each shareholder to multiply the number of his or her shares by the number of directors being considered. A shareholder may then cast the total votes for any one director or a selected group of directors. For example, a holder of 10 shares normally casts 10 votes for each of 12 nominees to the board thus giving the shareholder 120 (10 × 12) votes. Under cumulative voting, the shareholder may cast all 120 votes for a single nominee, 60 for two, 40 for three, or any other combination that the shareholder may choose.
We believe that encouraging activism among shareholders generally is beneficial to shareholders and helps maximize shareholder value. Cumulative voting supports the interests of minority shareholders in contested elections by enabling them to concentrate their votes and dramatically increase their chances of electing a dissident director to a board. Accordingly, we generally will support shareholder proposals to restore or provide for cumulative voting and we generally will oppose management proposals to eliminate cumulative voting. However, we may oppose cumulative voting if a company has in place both proxy access, which allows shareholders to nominate directors to the company’s ballot, and majority voting (with a carve-out for plurality voting in situations where there are more nominees than seats), which requires each director to receive the affirmative vote of a majority of votes cast and, we believe, leads to greater director accountability to shareholders.
Also, we support cumulative voting at controlled companies regardless of any other shareholder protections that may be in place.
56.
Adopt Cumulative Voting in Dual Shareholder Class Structures (SHP) FOR

In dual class structures (such as A&B shares) where the shareholders with a majority economic interest have a minority voting interest, we generally vote in favor of cumulative voting for those shareholders.
57.
Early Disclosure of Voting Results (SHP) AGAINST

These proposals seek to require a company to disclose votes sooner than is required by the local market. In the US, the SEC requires disclosure in the first periodic report filed after the company’s annual meeting which we believe is reasonable. We do not support requests that require disclosure earlier than the time required by the local regulator.
58.
Limiting a Shareholder’s Right to Call Special Meetings AGAINST

Companies contend that limitations on shareholders’ rights to call special meetings are needed to prevent minority shareholders from taking control of the company’s agenda. However, such limits also have anti-takeover implications because they prevent a shareholder or a group of shareholders who have acquired a significant stake in the company from forcing management to address urgent issues, such as the potential sale of the company. Because most states prohibit shareholders from abusing this right, we see no justifiable reason for management to eliminate this fundamental shareholder right. Accordingly, we generally will vote against such proposals.
In addition, if the board of directors, without shareholder consent, raises the ownership threshold a shareholder must reach before the shareholder can call a special meeting, we will vote against those directors.

59.
Permit a Shareholder’s Right to Act by Written Consent (SHP) FOR

Action by written consent enables a large shareholder or group of shareholders to initiate votes on corporate matters prior to the annual meeting. We believe this is a fundamental shareholder right and, accordingly, will support shareholder proposals seeking to restore this right. However, in cases where a company has a majority shareholder or group of related majority shareholders with majority economic interest, we will oppose proposals seeking to restore this right as there is a potential risk of abuse by the majority shareholder or group of majority shareholders.
60.
Proxy Access for Annual Meetings (SHP) (Management) FOR

These proposals allow “qualified shareholders” to nominate directors. We generally vote in favor of management and shareholder proposals for proxy access that employ guidelines reflecting the SEC framework for proxy access (adopted by the SEC in 2010, but vacated by the DC Circuit Court of Appeals in 2011), which would have allowed a single shareholder, or group of shareholders, who hold at least 3% of the voting power for at least three years continuously to nominate up to 25% of the current board seats, or two directors, for inclusion in the subject company’s annual proxy statement alongside management nominees.
We may vote against proposals that use requirements that are stricter than the SEC’s framework including implementation restrictions and against individual board members, or entire boards, who exclude from their ballot properly submitted shareholder proxy access proposals or compete against shareholder proxy access proposals with stricter management proposals on the same ballot We will generally vote in favor of proposals that seek to amend an existing right to more closely align with the SEC framework.
We will evaluate on a case-by-case basis proposals with less stringent requirements than the vacated SEC framework.
From time to time we may receive requests to join with other shareholders to support a shareholder action. We may, for example, receive requests to join a voting block for purposes of influencing management. If the third parties requesting our participation are not affiliated with us and have no business relationships with us, we will consider the request on a case-by-case basis. However, where the requesting party has a business relationship with us (e.g., the requesting party is a client or a significant service provider), agreeing to such a request may pose a potential conflict of interest. As a fiduciary we have an obligation to vote proxies in the best interest of our clients (without regard to our own interests in generating and maintaining business with our other clients) and given our desire to avoid even the appearance of a conflict, we will generally decline such a request.
61.
Reduce Meeting Notification from 21 Days to 14 Days (UK) FOR

Companies in the United Kingdom may, with shareholder approval, reduce the notice period for extraordinary general meetings from 21 days to 14 days.
A reduced notice period expedites the process of obtaining shareholder approval of additional financing needs and other important matters. Accordingly, we support these proposals.
62.
Shareholder Proponent Engagement Process (SHP) FOR

We believe that proper corporate governance requires that proposals receiving support from a majority of shareholders be considered and implemented by the company. Accordingly, we support establishing an engagement process between shareholders and management to ensure proponents of majority-supported proposals, have an established means of communicating with management.
63.
Supermajority Vote Requirements AGAINST

A supermajority vote requirement is a charter or by-law requirement that, when implemented, raises the percentage (higher than the customary simple majority) of shareholder votes needed to approve certain proposals, such as mergers, changes of control, or proposals to amend or repeal a portion of the Articles of Incorporation.
In most instances, we oppose these proposals and support shareholder proposals that seek to reinstate the simple majority vote requirement. However we may support supermajority vote requirements at controlled companies as a protection to minority shareholders from unilateral action of the controlling shareholder.

3.6
ENVIRONMENTAL, SOCIAL AND DISCLOSURE PROPOSALS

64.
Animal Welfare (SHP) CASE-BY-CASE

These proposals may include reporting requests or policy adoption on items such as pig gestation crates and animal welfare in the supply chain
For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.
We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.
65.
Climate Change (SHP) FOR

Proposals addressing climate change concerns are plentiful and their scope varies. Climate change increasingly receives investor attention as a potentially critical and material risk to the sustainability of a wide range of business-specific activities. These proposals may include emissions standards or reduction targets, quantitative goals, and impact assessments. We generally support these proposals, while taking into account the materiality of the issue and whether the proposed information is of added benefit to shareholders.
For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.
We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.
66.
Charitable Contributions (SHP) (MGMT) CASE-BY-CASE

Proposals relating to charitable contributions may be sponsored by either management or shareholders.
Management proposals may ask to approve the amount for charitable contributions.
We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.
67.
Environmental Proposals (SHP) CASE-BY-CASE

These proposals can include reporting and policy adoption requests in a wide variety of areas, including, but not limited to, (nuclear) waste, deforestation, packaging and recycling, renewable energy, toxic material, palm oil and water.
For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.
We generally support shareholder proposals calling for reports while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.
68.
Genetically Altered or Engineered Food and Pesticides (SHP) CASE-BY-CASE

These proposals may include reporting requests on pesticides monitoring/use and Genetically Modified Organism (GMO) as well as GMO labeling.
For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.
We generally support shareholder proposals calling for reports while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

69.
Health Proposals (SHP) CASE-BY-CASE

These proposals may include reports on pharmaceutical pricing, antibiotic use in the meat supply, and tobacco products. We generally support shareholder proposals calling for reports while taking into account the current reporting policies of the company and whether the proposed information is of added benefit to shareholders.
For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue. We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.
70.
Human Rights Policies and Reports (SHP) CASE-BY-CASE

These proposals may include reporting requests on human rights risk assessment, humanitarian engagement and mediation policies, working conditions, adopting policies on supply chain worker fees and expanding existing policies in these areas. We recognize that many companies have complex supply chains which have led to increased awareness of supply chain issues as an investment risk.
For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.
We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.
71.
Include Sustainability as a Performance Measure (SHP)CASE-BY-CASE

We believe management and directors should be given latitude in determining appropriate performance measurements. While doing so, consideration should be given to how long-term sustainability issues might affect future company performance. Therefore, we will evaluate on a case-by-case basis proposals requesting companies to consider incorporating specific, measurable, practical goals consisting of sustainability principles and environmental impacts as metrics for incentive compensation and how they are linked with our objectives as long-term shareholders.
72.
Lobbying and Political Spending (SHP) FOR

We generally vote in favor of proposals requesting increased disclosure of political contributions and lobbying expenses, including those paid to trade organizations and political action committees, whether at the federal, state, or local level.
These proposals may increase transparency.
73.
Other Business AGAINST

In certain jurisdictions, these proposals allow management to act on issues that shareholders may raise at the annual meeting. Because it is impossible to know what issues may be raised, we will vote against these proposals.
74.
Reimbursement of Shareholder Expenses (SHP) AGAINST

These shareholder proposals would require companies to reimburse the expenses of shareholders who submit proposals that receive a majority of votes cast or the cost of proxy contest expenses. We generally vote against these proposals, unless reimbursement occurs only in cases where management fails to implement a majority passed shareholder proposal, in which case we may vote in favor.
75.
Sustainability Report (SHP) FOR

We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

76.
Work Place: Diversity (SHP) FOR

We generally support shareholder proposals calling for reports and disclosure surrounding workplace diversity while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.
We generally support proposals requiring a company to amend its Equal Employment Opportunity policies to prohibit workplace discrimination based on sexual orientation and gender ID.
77.
Work Place: Gender Pay Equity (SHP) FOR

A report on pay disparity between genders typically compares the difference between male and female median earnings expressed as a percentage of male earnings and may include, statistics and rationale pertaining to changes in the size of the gap, recommended actions, and information on whether greater oversight is needed over certain aspects of the company’s compensation policies.
The SEC requires US issuers with fiscal years ending on or after January 1, 2017, to contrast CEO pay with median employee pay. This requirement, however, does not specifically address gender pay equity issues in such pay disparity reports. Accordingly, we will generally support proposals requiring gender pay metrics, taking into account the specific metrics and scope of the information requested and whether the SEC’s requirement renders the proposal unnecessary.
4.
CONFLICTS OF INTEREST

4.1
INTRODUCTION

As a fiduciary, we always must act in our clients’ best interests. We strive to avoid even the appearance of a conflict that may compromise the trust our clients have placed in us, and we insist on strict adherence to fiduciary standards and compliance with all applicable federal and state securities laws. We have adopted a comprehensive Code of Business Conduct and Ethics (“Code”) to help us meet these obligations. As part of this responsibility and as expressed throughout the Code, we place the interests of our clients first and attempt to avoid any perceived or actual conflicts of interest.
AllianceBernstein L.P. (“AB”) recognizes that there may be a potential material conflict of interest when we vote a proxy solicited by an issuer that sponsors a retirement plan we manage (or administer), that distributes AB-sponsored mutual funds, or with which AB or one or more of our employees have another business or personal relationship that may affect how we vote on the issuer’s proxy. Similarly, we may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. In order to avoid any perceived or actual conflict of interest, the procedures set forth below in sections 4.2 through 4.8 have been established for use when we encounter a potential conflict to ensure that our voting decisions are based on our clients’ best interests and are not the product of a conflict.
4.2
ADHERENCE TO STATED PROXY VOTING POLICIES

Votes generally are cast in accordance with this policy.3 In situations where our policy is case-by-case, this Manual often provides criteria that will guide our decision. In situations where our policy on a particular issue is case-by-case and the vote cannot be clearly decided by an application of our stated policy, a member of the Committee or his/her designee will make the voting decision in accordance with the basic principle of our policy to vote proxies with the intention of maximizing the value of the securities in our client accounts. In these situations, the voting rationale must be documented either on the voting platform of ISS, by retaining relevant emails or another appropriate method. Where appropriate, the views of investment professionals are considered. All votes cast contrary to our stated voting policy on specific issues must be documented. On an annual basis, the Committee will receive a report of all such votes so as to confirm adherence of the policy.
4.3
DISCLOSURE OF CONFLICTS

When considering a proxy proposal, members of the Committee or investment professionals involved in the decision-making process must disclose to the Committee any potential conflict (including personal relationships) of which they are aware and any substantive contact that they have had with any interested outside party (including the issuer or shareholder

3
From time to time a client may request that we vote their proxies consistent with AFL-CIO guidelines or the policy of the National Association of Pension Funds. In those situations, AB reserves the right to depart from those policies if we believe it to be in the client’s best interests.

group sponsoring a proposal) regarding the proposal. Any previously unknown conflict will be recorded on the Potential Conflicts List (discussed below). If a member of the Committee has a conflict of interest, he or she must also remove himself or herself from the decision-making process.
4.4
POTENTIAL CONFLICTS LIST

No less frequently than annually, a list of companies and organizations whose proxies may pose potential conflicts of interest is compiled by the Legal and Compliance Department (the “Potential Conflicts List”). The Potential Conflicts List includes:
+
Publicly-traded Clients from the Russell 3000 Index, the Morgan Stanley Capital International (“MSCI”) Europe Australia Far East Index (MSCI EAFE), the MSCI Canada Index and the MSCI Emerging Markets Index;

+
Publicly-traded companies that distribute AB mutual funds;

+
Bernstein private clients who are directors, officers or 10% shareholders of publicly traded companies;

+
Clients who sponsor, publicly support or have material interest in a proposal upon which we will be eligible to vote;

+
Publicly-traded affiliated companies;

+
Companies where an employee of AB or AXA Financial, Inc., a parent company of AB, has identified an interest;

+
Any other conflict of which a Committee member becomes aware.4

We determine our votes for all meetings of companies on the Potential Conflicts List by applying the tests described in Section 4.5 below. We document all instances when the independent compliance officer determines our vote.
4.5
DETERMINE EXISTENCE OF CONFLICT OF INTEREST

When we encounter a potential conflict of interest, we review our proposed vote using the following analysis to ensure our voting decision does not generate a conflict of interest:
+
If our proposed vote is consistent with our Proxy Voting Policy, no further review is necessary.

+
If our proposed vote is contrary to our Proxy Voting Policy and our client’s position on the proposal, no further review is necessary.

+
If our proposed vote is contrary to our Proxy Voting Policy or is not covered herein, is consistent with our client’s position, and is also consistent with the views of ISS, no further review is necessary.

+
If our proposed vote is contrary to our Proxy Voting Policy or is not covered herein, is consistent with our client’s position and is contrary to the views of ISS, the vote will be presented to an independent compliance officer (“ICO”). The ICO will determine whether the proposed vote is reasonable. If the ICO cannot determine that the proposed vote is reasonable, the ICO may instruct AB to refer the votes back to the client(s) or take other actions as the ICO deems appropriate. The ICO’s review will be documented using a Proxy Voting Conflict of Interest Form (a copy of which is attached hereto).

4.6
REVIEW OF THIRD PARTY RESEARCH SERVICE CONFLICTS OF INTEREST

We consider the research of ISS, so the Committee takes reasonable steps to verify that ISS is, in fact, independent based on all of the relevant facts and circumstances. This includes reviewing ISS’s conflict management procedures on an annual basis. When reviewing these conflict management procedures, we will consider, among other things, whether ISS (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can offer research in an impartial manner and in the best interests of our clients.
4.7
CONFIDENTIAL VOTING

It is AB’s policy to support confidentiality before the actual vote has been cast. Employees are prohibited from revealing how we intend to vote except to (i) members of the Committee; (ii) Portfolio Managers who hold the security in

4
The Committee must notify the Legal and Compliance Department promptly of any previously unknown conflict.

their managed accounts; (iii) the Research Analyst(s) who cover(s) the security; (iv) clients, upon request, for the securities held in their portfolios; and (v) clients who do not hold the security or for whom AB does not have proxy voting authority, but who provide AB with a signed a Non-Disclosure Agreement. Once the votes have been cast, they are made public in accordance with mutual fund proxy vote disclosures required by the SEC, and we generally post all votes to our public website the quarter after the vote has been cast.
We may participate in proxy surveys conducted by shareholder groups or consultants so long as such participation does not compromise our confidential voting policy. Specifically, prior to our required SEC disclosures each year, we may respond to surveys asking about our proxy voting policies, but not any specific votes. After our mutual fund proxy vote disclosures required by the SEC each year have been made public and/or votes have been posted to our public website, we may respond to surveys that cover specific votes in addition to our voting policies.
On occasion, clients for whom we do not have proxy voting authority may ask us for advice on proxy votes that they cast. A member of the Committee or a Proxy Manager may offer such advice subject to an understanding with the client that the advice shall remain confidential.
Any substantive contact regarding proxy issues from the issuer, the issuer’s agent or a shareholder group sponsoring a proposal must be reported to the Committee if such contact was material to a decision to vote contrary to this Policy. Routine administrative inquiries from proxy solicitors need not be reported.
4.8
A NOTE REGARDING AB’S STRUCTURE

AB and AllianceBernstein Holding L.P. (“AB Holding”) are Delaware limited partnerships. As limited partnerships, neither company is required to produce an annual proxy statement or hold an annual shareholder meeting. In addition, the general partner of AB and AB Holding, AllianceBernstein Corporation is a wholly-owned subsidiary of AXA, a French holding company for an international group of insurance and related financial services companies.
As a result, most of the positions we express in this Proxy Voting Policy are inapplicable to our business. For example, although units in AB Holding are publicly traded on the New York Stock Exchange (“NYSE”), the NYSE Listed Company Manual exempts limited partnerships and controlled companies from compliance with various listing requirements, including the requirement that our board have a majority of independent directors.
5.
VOTING TRANSPARENCY

We publish our voting records on our website quarterly, 30 days after the end of the previous quarter. Many clients have requested that we provide them with periodic reports on how we voted their proxies. Clients may obtain information about how we voted proxies on their behalf by contacting their Advisor. Alternatively, clients may make a written request to the Chief Compliance Officer.
6.
RECORDKEEPING

All of the records referenced below will be kept in an easily accessible place for at least the length of time required by local regulation and custom, and, if such local regulation requires that records are kept for less than five years from the end of the fiscal year during which the last entry was made on such record, we will follow the US rule of five years. We maintain the vast majority of these records electronically. We will keep paper records, if any, in one of our offices for at least two years.
6.1
PROXY VOTING AND GOVERNANCE POLICY

The Proxy Voting and Governance Policy shall be maintained in the Legal and Compliance Department and posted on our company intranet and the AB website (https://www.abglobal.com).
6.2
PROXY STATEMENTS RECEIVED REGARDING CLIENT SECURITIES

For US Securities,5 AB relies on the SEC to maintain copies of each proxy statement we receive regarding client securities. For Non-US Securities, we rely on ISS, our proxy voting agent, to retain such proxy statements.
6.3
RECORDS OF VOTES CAST ON BEHALF OF CLIENTS

Records of votes cast by AB are retained electronically by our proxy voting agent, ISS.

5
US securities are defined as securities of issuers required to make reports pursuant to §12 of the Securities Exchange Act of 1934, as amended. Non-US securities are defined as all other securities.

6.4
RECORDS OF CLIENTS REQUESTS FOR PROXY VOTING INFORMATION

Copies of written requests from clients for information on how AB voted their proxies shall be maintained by the Legal and Compliance Department. Responses to written and oral requests for information on how we voted clients’ proxies will be kept in the Client Group.
6.5
DOCUMENTS PREPARED BY AB THAT ARE MATERIAL TO VOTING DECISIONS

The Committee is responsible for maintaining documents prepared by the Committee or any AB employee that were material to a voting decision. Therefore, where an investment professional’s opinion is essential to the voting decision, the recommendation from investment professionals must be made in writing to the Proxy Manager.
7.
PROXY VOTING PROCEDURES

7.1
VOTE ADMINISTRATION

In an effort to increase the efficiency of voting proxies, AB uses ISS to act as its voting agent for our clients’ holdings globally.
Issuers initially send proxy information to the custodians of our client accounts. We instruct these custodian banks to direct proxy related materials to ISS’s offices. ISS provides us with research related to each resolution. A Proxy Manager reviews the ballots via ISS’s web platform, ProxyExchange. Using ProxyExchange, the Proxy Manager submits our voting decision. ISS then returns the proxy ballot forms to the designated returnee for tabulation. Clients may request that, when voting their proxies, we utilize an ISS recommendation or ISS’s Taft-Hartley Voting Policy.
If necessary, any paper ballots we receive will be voted online using ProxyVote or via mail or fax.
7.2
SHARE BLOCKING

Proxy voting in certain countries requires “share blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. We may determine that the value of exercising the vote is outweighed by the detriment of not being able to sell the shares during this period. In cases where we want to retain the ability to trade shares, we may abstain from voting those shares.
We seek to vote all proxies for securities held in client accounts for which we have proxy voting authority. However, in some markets administrative issues beyond our control may sometimes prevent us from voting such proxies. For example, we may receive meeting notices after the cut-off date for voting or without enough time to fully consider the proxy. Similarly, proxy materials for some issuers may not contain disclosure sufficient to arrive at a voting decision, in which cases we may abstain from voting. Some markets outside the US require periodic renewals of powers of attorney that local agents must have from our clients prior to implementing our voting instructions.
7.3
LOANED SECURITIES

Many of our clients have entered into securities lending arrangements with agent lenders to generate additional revenue. We will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients or custodians recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

EXHIBIT
PROXY VOTING AND GOVERNANCE COMMITTEE MEMBERS
The members of the Committee establish general proxy policies for AB and consider specific proxy voting matters as necessary. Members include senior investment personnel and representatives of the Legal and Compliance Department and the Operations Department. The Proxy Committee is chaired by Linda Giuliano, Senior Vice President, Chief Administrative Officer-Equities, and Head of Responsible Investment. If you have questions or desire additional information about this Policy, please contact the Proxy Team at: ProxyTeam@ABGlobal.com.
PROXY VOTING AND GOVERNANCE COMMITTEE
+
Vincent DuPont, SVP — Equities

+
Linda Giuliano, SVP — Equities

+
Saskia Kort-Chick, VP — Equities

+
Telmo Martins, VP — Compliance

+
Rajeev Eyunni, SVP — Equities

+
James MacGregor, SVP — Equities

+
Mark Manley, SVP — Legal

+
Ryan Oden, AVP — Equities

+
Neil Ruffell, VP — Operations

EXHIBIT
PROXY VOTING GUIDELINE SUMMARY
Shareholder Proposal		For	Against	Case-by- Case
Board and Director Proposals
+	Board Diversity			+
+	Establish New Board Committees and Elect Board Members with Specific Expertise			+
	Changes in Board Structure and Amending the Articles of Incorporation	+
	Classified Boards		+
	Director Liability and Indemnification			+
+	Disclose CEO Succession Plan	+
	Election of Directors	+
	Controlled Company Exemption			+
	Voting for Director Nominees in a Contested Election			+
+	Independent Lead Director	+
+	Limit Term of Directorship			+
+	Majority of Independent Directors	+
+	Majority of Independent Directors on Key Committees	+
+	Majority Votes for Directors	+
+	Removal of Directors Without Cause	+
+	Require Independent Board Chairman			+
+	Require Two Candidates for Each Board Seat		+
Compensation Proposals
+	Elimination of Single Trigger Change-in-Control Agreements	+
+	Pro Rata Vesting of Equity Compensation Awards-Change of Control			+
+	Adopt Policies to Prohibit any Death Benefits to Senior Executives		+
+	Advisory Vote to Ratify Directors’ Compensation	+
+	Amend Executive Compensation Plan Tied to Performance (Bonus Banking)		+
	Approve Remuneration for Directors and Auditors			+
	Approve Remuneration Reports			+
	Approve Retirement Bonuses for Directors (Japan and South Korea)			+
	Approve Special Payments to Continuing Directors and Auditors (Japan)			+
+	Disclose Executive and Director Pay			+
+	Exclude Pension Income from Performance-Based Compensation	+
	Executive and Employee Compensation Plans			+
+	Limit Dividend Payments to Executives		+
+	Limit Executive Pay			+
+	Mandatory Holding Periods		+
+	Performance-Based Stock Option Plans			+
+	Prohibit Relocation Benefits to Senior Executives		+
+	Recovery of Performance-Based Compensation	+
+	Submit Golden Parachutes/Severance Plans to a Shareholder Vote		+
+	Submit Golden Parachutes/Severance Plans to a Shareholder Vote prior to their being Negotiated by Management			+
+	Submit Survivor Benefit Compensation Plans to a Shareholder Vote	+
Capital Changes and Anti-Take Over Proposals
+	Amend Exclusive Forum Bylaw		+

Shareholder Proposal		For	Against	Case-by- Case
	Amend Net Operating Loss (“NOL”) Rights Plans	+
	Authorize Share Repurchase	+
	Blank Check Preferred Stock		+
	Corporate Restructurings, Merger Proposals and Spin-Offs			+
	Elimination of Preemptive Rights			+
+	Expensing Stock Options	+
	Fair Price Provisions			+
	Increase Authorized Common Stock			+
	Issuance of Equity without Preemptive Rights	+
	Issuance of Stock with Unequal Voting Rights			+
	Net Long Position Requirement	+
	Reincorporation			+
+	Reincorporation to Another jurisdiction to Permit Majority Voting or Other Changes in Corporate Governance			+
	Stock Splits	+
+	Submit Company’s Shareholder Rights Plan to a Shareholder Vote	+
	Transferrable Stock Options			+
Auditor Proposals
	Appointment of Auditors	+
	Approval of Financial Statements	+
	Approval of Internal Statutory Auditors	+
+	Limit Compensation Consultant Services		+
	Limitation of Liability of External Statutory Auditors (Japan)			+
+	Separating Auditors and Consultants			+
Shareholder Access & Voting Proposals
+	A Shareholder’s Right to Call Special Meetings	+
+	Adopt Cumulative Voting			+
+	Adopt Cumulative Voting in Dual Shareholder Class Structures	+
+	Early Disclosure of Voting Results		+
+	Implement Confidential Voting	+
	Limiting a Shareholder’s Right to Call Special Meetings		+
+	Permit a Shareholder’s Right to Act by Written Consent	+
+	Proxy Access for Annual Meetings	+
	Reduce Meeting Notification from 21 Days to 14 Days (UK)	+
+	Rotation of Locale for Annual Meeting		+
+	Shareholder Proponent Engagement Process	+
	Supermajority Vote Requirements		+
Environmental & Social, Disclosure Proposals
+	Animal Welfare			+
+	Climate Change			+
+	Carbon Accounting	+
+	Carbon Risk	+
+	Charitable Contributions			+
+	Environmental Proposals			+
+	Genetically Altered or Engineered Food and Pesticides			+
+	Health Proposals			+
+	Pharmaceutical Pricing (US)			+

Shareholder Proposal		For	Against	Case-by- Case
+	Human Rights Policies and Reports			+
+	Include Sustainability as a Performance Measure (SHP)			+
+	Lobbying and Political Spending	+
+	OtherBusiness		+
+	Reimbursement of Shareholder Expenses		+
+	Sustainability Report			+
+	Work Place: Diversity	+
+	Work Place: Pay Disparity			+

EXHIBIT
PROXY VOTING CONFLICT OF INTEREST FORM
Name of Security	Date of Shareholder Meeting
Short Description of the conflict (client, mutual fund distributor, etc.):
1.	Is our proposed vote on all issues consistent with our stated proxy voting policy? If yes, stop here and sign below as no further review is necessary.	☐ Yes ☐ No
2.	Is our proposed vote contrary to our client’s position? If yes, stop here and sign below as no further review is necessary.	☐ Yes ☐ No
3.	Is our proposed vote consistent with the views of Institutional Shareholder Services? If yes, stop here and sign below as no further review is necessary.	☐ Yes ☐ No
Please attach a memo containing the following information and documentation supporting the proxy voting decision:
+
A list of the issue(s) where our proposed vote is contrary to our stated policy (director election, cumulative voting, compensation)

+
A description of any substantive contact with any interested outside party and a proxy voting and governance committee or an AB investment professional that was material to our voting decision. Please include date, attendees, titles, organization they represent and topics discussed. If there was no such contact, please note as such.

+
If the Independent Compliance Officer has NOT determined that the proposed vote is reasonable, please explain and indicate what action has been, or will be taken.

AB Conflicts Officer Approval (if necessary. Email approval is acceptable.):	Prepared by:
I hereby confirm that the proxy voting decision referenced on this form is reasonable.
Print Name:
AB Conflicts Officer	Date:
Date:
Please return this completed form and all supporting documentation to the Conflicts Officer in the Legal and Compliance Department and keep a copy for your records.

EXHIBIT
STATEMENT OF POLICY REGARDING RESPONSIBLE INVESTMENT PRINCIPLES FOR RESPONSIBLE INVESTMENT, ESG AND SOCIALLY RESPONSIBLE INVESTMENT
1.
Introduction

AllianceBernstein L.P. (“AB” or “we”) is appointed by our clients as an investment manager with a fiduciary responsibility to help them achieve their investment objectives over the long term. Generally, our clients’ objective is to maximize the financial return of their portfolios within appropriate risk parameters. AB has long recognized that environmental, social and governance (“ESG”) issues can impact the performance of investment portfolios. Accordingly, we have sought to integrate ESG factors into our investment process to the extent that the integration of such factors is consistent with our fiduciary duty to help our clients achieve their investment objectives and protect their economic interests.
Our policy draws a distinction between how the Principles for Responsible Investment (“PRI” or “Principles”), and Socially Responsible Investing (“SRI”) incorporate ESG factors. PRI is based on the premise that, because ESG issues can affect investment performance, appropriate consideration of ESG issues and engagement regarding them is firmly within the bounds of a mainstream investment manager’s fiduciary duties to its clients. Furthermore, PRI is intended to be applied only in ways that are consistent with those mainstream fiduciary duties.
SRI, which refers to a spectrum of investment strategies that seek to integrate ethical, moral, sustainability and other non-financial factors into the investment process, generally involves exclusion and/or divestment, as well as investment guidelines that restrict investments. AB may accept such guideline restrictions upon client request.
2.
Approach to ESG

Our long-standing policy has been to include ESG factors in our extensive fundamental research and consider them carefully when we believe they are material to our forecasts and investment decisions. If we determine that these aspects of an issuer’s past, current or anticipated behavior are material to its future expected returns, we address these concerns in our forecasts, research reviews, investment decisions and engagement. In addition, we have well-developed proxy voting policies that incorporate ESG issues and engagement.
3.
Commitment to the PRI

In recent years, we have gained greater clarity on how the PRI initiative, based on information from PRI Advisory Council members and from other signatories, provides a framework for incorporating ESG factors into investment research and decision-making. Furthermore, our industry has become, over time, more aware of the importance of ESG factors. We acknowledge these developments and seek to refine what has been our process in this area.
After careful consideration, we determined that becoming a PRI signatory would enhance our current ESG practices and align with our fiduciary duties to our clients as a mainstream investment manager. Accordingly, we became a signatory, effective November 1, 2011.
In signing the PRI, AB as an investment manager publicly commits to adopt and implement all six Principles, where consistent with our fiduciary responsibilities, and to make progress over time on implementation of the Principles.
The six Principles are:
(1)
We will incorporate ESG issues into investment research and decision-making processes.

AB Examples: ESG issues are included in the research analysis process. In some cases, external service providers of ESG-related tools are utilized; we have conducted proxy voting training and will have continued and expanded training for investment professionals to incorporate ESG issues into investment analysis and decision-making processes across our firm.
(2)
We will be active owners and incorporate ESG issues into our ownership policies and practices.

AB Examples: We are active owners through our proxy voting process (for additional information, please refer to our Statement of Policies and Procedures for Proxy Voting Manual); we engage issuers on ESG matters in our investment research process (we define “engagement” as discussions with management about ESG issues when they are, or we believe they are reasonably likely to become, material).
(3)
We will seek appropriate disclosure on ESG issues by the entities in which we invest.

AB Examples: Generally, we support transparency regarding ESG issues when we conclude the disclosure is reasonable. Similarly, in proxy voting, we will support shareholder initiatives and resolutions promoting ESG disclosure when we conclude the disclosure is reasonable.
(4)
We will promote acceptance and implementation of the Principles within the investment industry.

AB Examples: By signing the PRI, we have taken an important first step in promoting acceptance and implementation of the six Principles within our industry.
(5)
We will work together to enhance our effectiveness in implementing the Principles.

AB Examples: We will engage with clients and participate in forums with other PRI signatories to better understand how the PRI are applied in our respective businesses. As a PRI signatory, we have access to information, tools and other signatories to help ensure that we are effective in our endeavors to implement the PRI.
(6)
We will report on our activities and progress towards implementing the Principles.

AB Examples: We will respond to the 2012 PRI questionnaire and disclose PRI scores from the questionnaire in response to inquiries from clients and in requests for proposals; we will provide examples as requested concerning active ownership activities (voting, engagement or policy dialogue).
4.
RI Committee

Our firm’s RI Committee provides AB stakeholders, including employees, clients, prospects, consultants and service providers alike, with a resource within our firm on which they can rely for information regarding our approach to ESG issues and how those issues are incorporated in different ways by the PRI and SRI. Additionally, the RI Committee is responsible for assisting AB personnel to further implement our firm’s RI policies and practices, and, over time, to make progress on implementing all six Principles.
The RI Committee has a diverse membership, including senior representatives from investments, distribution/sales and legal. The Committee is chaired by Linda Giuliano, Senior Vice President and Chief Administrative Officer—Equities.
If you have questions or desire additional information about this Policy, we encourage you to contact the RI Committee at RIinquiries@alliancebernstein.com.

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
PROXY VOTING POLICIES
American Century Investment Management, Inc. (the “Advisor”) is the investment manager for a variety of advisory clients, including the American Century family of funds. In such capacity, the Advisor has been delegated the authority to vote proxies with respect to investments held in the accounts it manages. The following is a statement of the proxy voting policies that have been adopted by the Advisor. In the exercise of proxy voting authority which has been delegated to it by particular clients, the Advisor will apply the following policies in accordance with, and subject to, any specific policies that have been adopted by the client and communicated to and accepted by the Advisor in writing.
A.
General Principles

In providing the service of voting client proxies, the Advisor is guided by general fiduciary principles, must act prudently, solely in the interest of its clients, and must not subordinate client interests to unrelated objectives. Except as otherwise indicated in these Policies, the Advisor will vote all proxies with respect to investments held in the client accounts it manages. The Advisor will attempt to consider all factors of its vote that could affect the value of the investment. Although in most instances the Advisor will vote proxies consistently across all client accounts, the votes will be based on the best interests of each client. As a result, accounts managed by the Advisor may at times vote differently on the same proposals. Examples of when an account’s vote might differ from other accounts managed by the Advisor include, but are not limited to, proxy contests and proposed mergers. In short, the Advisor will vote proxies in the manner that it believes will do the most to maximize shareholder value.
B.
Specific Proxy Matters

1.
Routine Matters

a.
Election of Directors

1.
Generally. The Advisor will generally support the election of directors that result in a board made up of a majority of independent directors. In general, the Advisor will vote in favor of management’s director nominees if they are running unopposed. The Advisor believes that management is in the best possible position to evaluate the qualifications of directors and the needs and dynamics of a particular board. The Advisor of course maintains the ability to vote against any candidate whom it feels is not qualified or if there are specific concerns about the individual, such as allegations of criminal wrongdoing or breach of fiduciary responsibilities. Additional information the Advisor may consider concerning director nominees include, but is not limited to, whether (1) there is an adequate explanation for repeated absences at board meetings, (2) the nominee receives non-board fee compensation, or (3) there is a family relationship between the nominee and the company’s chief executive officer or controlling shareholder. When management’s nominees are opposed in a proxy contest, the Advisor will evaluate which nominees’ publicly-announced management policies and goals are most likely to maximize shareholder value, as well as the past performance of the incumbents.

2.
Committee Service. The Advisor will withhold votes for non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.

3.
Classification of Boards. The Advisor will support proposals that seek to declassify boards. Conversely, the Advisor will oppose efforts to adopt classified board structures.

4.
Majority Independent Board. The Advisor will support proposals calling for a majority of independent directors on a board. The Advisor believes that a majority of independent directors can help to facilitate objective decision making and enhances accountability to shareholders.
5.
Majority Vote Standard for Director Elections. The Advisor will vote in favor of proposals calling for directors to be elected by an affirmative majority of the votes cast in a board election, provided that the proposal allows for a plurality voting standard in the case of contested elections. The Advisor may consider voting against such shareholder proposals where a company’s board has adopted an alternative measure, such as a director resignation policy, that provides a meaningful alternative to the majority voting standard and appropriately addresses situations where an incumbent director fails to receive the support of the majority of the votes cast in an uncontested election.

6.
Withholding Campaigns. The Advisor will support proposals calling for shareholders to withhold votes for directors where such actions will advance the principles set forth in paragraphs (1) through (5) above.

b.
Ratification of Selection of Auditors

The Advisor will generally rely on the judgment of the issuer’s audit committee in selecting the independent auditors who will provide the best service to the company. The Advisor believes that independence of the auditors is paramount and will vote against auditors whose independence appears to be impaired. The Advisor will vote against proposed auditors in those circumstances where (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) non-audit fees comprise more than 50% of the total fees paid by the company to the audit firm; or (3) there is reason to believe that the independent auditor has previously rendered an opinion to the issuer that is either inaccurate or not indicative of the company’s financial position.
2.
Compensation Matters

a.
Executive Compensation

1.
Advisory Vote on Compensation. The Advisor believes there are more effective ways to convey concerns about compensation than through an advisory vote on compensation (such as voting against specific excessive incentive plans or withholding votes from compensation committee members). The Advisor will consider and vote on a case-by-case basis on say-on-pay proposals and will generally support management proposals unless specific concerns exist, including if the Advisor concludes that executive compensation is (i) misaligned with shareholder interests, (ii) unreasonable in amount, or (iii) not in the aggregate meaningfully tied to the company’s performance.

2.
Frequency of Advisory Votes on Compensation. The Advisor generally supports the triennial option for the frequency of say-on-pay proposals, but will consider management recommendations for an alternative approach.

b.
Equity Based Compensation Plans

The Advisor believes that equity-based incentive plans are economically significant issues upon which shareholders are entitled to vote. The Advisor recognizes that equity-based compensation plans can be useful in attracting and maintaining desirable employees. The cost associated with such plans must be measured if plans are to be used appropriately to maximize shareholder value. The Advisor will conduct a case-by-case analysis of each stock option, stock bonus or similar plan or amendment, and generally approve management’s recommendations with respect to adoption of or amendments to a company’s equity-based compensation plans, provided that the total number of shares reserved under all of a company’s plans is reasonable and not excessively dilutive.
The Advisor will review equity-based compensation plans or amendments thereto on a case-by-case basis. Factors that will be considered in the determination include the company’s overall capitalization, the performance of the company relative to its peers, and the maturity of the company and its industry; for example, technology companies often use options broadly throughout its employee base which may justify somewhat greater dilution.
Amendments which are proposed in order to bring a company’s plan within applicable legal requirements will be reviewed by the Advisor’s legal counsel; amendments to executive bonus plans to comply with IRS Section 162(m) disclosure requirements, for example, are generally approved.
The Advisor will generally vote against the adoption of plans or plan amendments that:
•
Provide for immediate vesting of all stock options in the event of a change of control of the company without reasonable safeguards against abuse (see “Anti-Takeover Proposals” below);

•
Reset outstanding stock options at a lower strike price unless accompanied by a corresponding and proportionate reduction in the number of shares designated. The Advisor will generally oppose adoption of stock option plans that explicitly or historically permit repricing of stock options, regardless of the number of shares reserved for issuance, since their effect is impossible to evaluate;

•
Establish restriction periods shorter than three years for restricted stock grants;

•
Do not reasonably associate awards to performance of the company; or

•
Are excessively dilutive to the company.

3.
Anti-Takeover Proposals

In general, the Advisor will vote against any proposal, whether made by management or shareholders, which the Advisor believes would materially discourage a potential acquisition or takeover. In most cases an acquisition or takeover of a particular company will increase share value. The adoption of anti-takeover measures may prevent or frustrate a bid from being made, may prevent consummation of the acquisition, and may have a negative effect on share price when no acquisition proposal is pending. The items below discuss specific anti-takeover proposals.
a.
Cumulative Voting

The Advisor will vote in favor of any proposal to adopt cumulative voting and will vote against any proposal to eliminate cumulative voting that is already in place, except in cases where a company has a staggered board. Cumulative voting gives minority shareholders a stronger voice in the company and a greater chance for representation on the board. The Advisor believes that the elimination of cumulative voting constitutes an anti-takeover measure.
b.
Staggered Board

If a company has a “staggered board,” its directors are elected for terms of more than one year and only a segment of the board stands for election in any year. Therefore, a potential acquiror cannot replace the entire board in one year even if it controls a majority of the votes. Although staggered boards may provide some degree of continuity and stability of leadership and direction to the board of directors, the Advisor believes that staggered boards are primarily an anti-takeover device and will vote against establishing them and for eliminating them. However, the Advisor does not necessarily vote against the re-election of directors serving on staggered boards.
c.
“Blank Check” Preferred Stock

Blank check preferred stock gives the board of directors the ability to issue preferred stock, without further shareholder approval, with such rights, preferences, privileges and restrictions as may be set by the board. In response to a hostile takeover attempt, the board could issue such stock to a friendly party or “white knight” or could establish conversion or other rights in the preferred stock which would dilute the common stock and make an acquisition impossible or less attractive. The argument in favor of blank check preferred stock is that it gives the board flexibility in pursuing financing, acquisitions or other proper corporate purposes without incurring the time or expense of a shareholder vote. Generally, the Advisor will vote against blank check preferred stock. However, the Advisor may vote in favor of blank check preferred if the proxy statement discloses that such stock is limited to use for a specific, proper corporate objective as a financing instrument.
d.
Elimination of Preemptive Rights

When a company grants preemptive rights, existing shareholders are given an opportunity to maintain their proportional ownership when new shares are issued. A proposal to eliminate preemptive rights is a request from management to revoke that right.
While preemptive rights will protect the shareholder from having its equity diluted, it may also decrease a company’s ability to raise capital through stock offerings or use stock for acquisitions or other proper corporate purposes. Preemptive rights may therefore result in a lower market value for the company’s stock. In the long term, shareholders could be adversely affected by preemptive rights. The Advisor generally votes against proposals to grant preemptive rights, and for proposals to eliminate preemptive rights.
e.
Non-targeted Share Repurchase

A non-targeted share repurchase is generally used by company management to prevent the value of stock held by existing shareholders from deteriorating. A non-targeted share repurchase may reflect management’s belief in the favorable business prospects of the company. The Advisor finds no disadvantageous effects of a non-targeted share repurchase and will generally vote for the approval of a non-targeted share repurchase subject to analysis of the company’s financial condition.
f.
Increase in Authorized Common Stock

The issuance of new common stock can also be viewed as an anti-takeover measure, although its effect on shareholder value would appear to be less significant than the adoption of blank check preferred. The Advisor will evaluate the amount of the proposed increase and the purpose or purposes for which the increase is sought. If the increase is not excessive and is sought for proper corporate purposes, the increase will be approved. Proper corporate purposes might include, for example, the creation of additional stock to accommodate a stock split or stock dividend, additional stock required for a proposed acquisition, or additional stock required to be reserved upon exercise of employee stock option plans or employee stock purchase plans. Generally, the Advisor will vote in favor of an increase in authorized common stock of up to 100%; increases in excess of 100% are evaluated on a case-by-case basis, and will be voted affirmatively if management has provided sound justification for the increase.

g.
“Supermajority” Voting Provisions or Super Voting Share Classes

A “supermajority” voting provision is a provision placed in a company’s charter documents which would require a “supermajority” (ranging from 66 to 90%) of shareholders and shareholder votes to approve any type of acquisition of the company. A super voting share class grants one class of shareholders a greater per-share vote than those of shareholders of other voting classes. The Advisor believes that these are standard anti-takeover measures and will generally vote against them. The supermajority provision makes an acquisition more time-consuming and expensive for the acquiror. A super voting share class favors one group of shareholders disproportionately to economic interest. Both are often proposed in conjunction with other anti-takeover measures.
h.
“Fair Price” Amendments

This is another type of charter amendment that would require an offeror to pay a “fair” and uniform price to all shareholders in an acquisition. In general, fair price amendments are designed to protect shareholders from coercive, two-tier tender offers in which some shareholders may be merged out on disadvantageous terms. Fair price amendments also have an anti-takeover impact, although their adoption is generally believed to have less of a negative effect on stock price than other anti-takeover measures. The Advisor will carefully examine all fair price proposals. In general, the Advisor will vote against fair price proposals unless the Advisor concludes that it is likely that the share price will not be negatively affected and the proposal will not have the effect of discouraging acquisition proposals.
i.
Limiting the Right to Call Special Shareholder Meetings.

The corporation statutes of many states allow minority shareholders at a certain threshold level of ownership (frequently 10%) to call a special meeting of shareholders. This right can be eliminated (or the threshold increased) by amendment to the company’s charter documents. The Advisor believes that the right to call a special shareholder meeting is significant for minority shareholders; the elimination of such right will be viewed as an anti-takeover measure and the Advisor will generally vote against proposals attempting to eliminate this right and for proposals attempting to restore it.
j.
Poison Pills or Shareholder Rights Plans

Many companies have now adopted some version of a poison pill plan (also known as a shareholder rights plan). Poison pill plans generally provide for the issuance of additional equity securities or rights to purchase equity securities upon the occurrence of certain hostile events, such as the acquisition of a large block of stock.
The basic argument against poison pills is that they depress share value, discourage offers for the company and serve to “entrench” management. The basic argument in favor of poison pills is that they give management more time and leverage to deal with a takeover bid and, as a result, shareholders may receive a better price. The Advisor believes that the potential benefits of a poison pill plan are outweighed by the potential detriments. The Advisor will generally vote against all forms of poison pills.
The Advisor will, however, consider on a case-by-case basis poison pills that are very limited in time and preclusive effect. The Advisor will generally vote in favor of such a poison pill if it is linked to a business strategy that will—in our view—likely result in greater value for shareholders, if the term is less than three years, and if shareholder approval is required to reinstate the expired plan or adopt a new plan at the end of this term.
k.
Golden Parachutes

Golden parachute arrangements provide substantial compensation to executives who are terminated as a result of a takeover or change in control of their company. The existence of such plans in reasonable amounts probably has only a slight anti-takeover effect. In voting, the Advisor will evaluate the specifics of the plan presented.
l.
Reincorporation

Reincorporation in a new state is often proposed as one part of a package of anti-takeover measures. Several states (such as Pennsylvania, Ohio and Indiana) now provide some type of legislation that greatly discourages takeovers. Management believes that Delaware in particular is beneficial as a corporate domicile because of the well-developed body of statutes and case law dealing with corporate acquisitions.
The Advisor will examine reincorporation proposals on a case-by-case basis. Generally, if the Advisor believes that the reincorporation will result in greater protection from takeovers, the reincorporation proposal will be opposed. The Advisor will also oppose reincorporation proposals involving jurisdictions that specify that directors can recognize non-shareholder interests over those of shareholders. When reincorporation is proposed for a legitimate business purpose and without the negative effects identified above, the Advisor will generally vote affirmatively.
m.
Confidential Voting

Companies that have not previously adopted a “confidential voting” policy allow management to view the results of shareholder votes. This gives management the opportunity to contact those shareholders voting against management in an effort to change their votes.
Proponents of secret ballots argue that confidential voting enables shareholders to vote on all issues on the basis of merit without pressure from management to influence their decision. Opponents argue that confidential voting is more expensive and unnecessary; also, holding shares in a nominee name maintains shareholders’ confidentiality. The Advisor believes that the only way to insure anonymity of votes is through confidential voting, and that the benefits of confidential voting outweigh the incremental additional cost of administering a confidential voting system. Therefore, the Advisor will generally vote in favor of any proposal to adopt confidential voting.
n.
Opting In or Out of State Takeover Laws

State takeover laws typically are designed to make it more difficult to acquire a corporation organized in that state. The Advisor believes that the decision of whether or not to accept or reject offers of merger or acquisition should be made by the shareholders, without unreasonably restrictive state laws that may impose ownership thresholds or waiting periods on potential acquirors. Therefore, the Advisor will generally vote in favor of opting out of restrictive state takeover laws.
4.
Transaction Related Proposals

The Advisor will review transaction related proposals, such as mergers, acquisitions, and corporate reorganizations, on a case-by-case basis, taking into consideration the impact of the transaction on each client account. In some instances, such as the approval of a proposed merger, a transaction may have a differential impact on client accounts depending on the securities held in each account. For example, whether a merger is in the best interest of a client account may be influenced by whether an account holds, and in what proportion, the stock of both the acquirer and the acquiror. In these circumstances, the Advisor may determine that it is in the best interests of the accounts to vote the accounts’ shares differently on proposals related to the same transaction.
5.
Other Matters

a.
Proposals Involving Environmental, Social, and Governance (“ESG”) Matters

The Advisor believes that ESG issues can potentially impact an issuer’s long-term financial performance and has developed an analytical framework, as well as a proprietary assessment tool, to integrate risks and opportunities stemming from ESG issues into our investment process. This ESG integration process extends to our proxy voting practices in that our ESG Proxy Team analyzes on a case-by-case basis the financial materiality and potential risks or economic impact of the ESG issues underpinning proxy proposals and makes voting recommendations based thereon for the Advisor’s consideration. The ESG Proxy Team will generally recommend support for well-targeted ESG proposals if it believes that there is a rational linkage between a proposal, its economic impact, and its potential to maximize long-term shareholder value.
Where the economic effect of such proposals is unclear and there is not a specific written client-mandate, the Advisor believes it is generally impossible to know how to vote in a manner that would accurately reflect the views of the Advisor’s clients, and, therefore, the Advisor will generally rely on management’s assessment of the economic effect if the Advisor believes the assessment is not unreasonable.
Shareholders may also introduce proposals which are the subject of existing law or regulation. Examples of such proposals would include a proposal to require disclosure of a company’s contributions to political action committees or a proposal to require a company to adopt a non-smoking workplace policy. The Advisor believes that such proposals may be better addressed outside the corporate arena and, absent a potential economic impact, will generally vote with management’s recommendation. In addition, the Advisor will generally vote against any proposal which would require a company to adopt practices or procedures which go beyond the requirements of existing, directly applicable law.
b.
Anti-Greenmail Proposals

“Anti-greenmail” proposals generally limit the right of a corporation, without a shareholder vote, to pay a premium or buy out a 5% or greater shareholder. Management often argues that they should not be restricted from negotiating a deal to buy out a significant shareholder at a premium if they believe it is in the best interest of the company. Institutional shareholders generally believe that all shareholders should be able to vote on such a significant use of corporate assets. The Advisor believes that any repurchase by the company at a premium price of a large block of stock should be subject to a shareholder vote. Accordingly, it will generally vote in favor of anti-greenmail proposals.
c.
Indemnification

The Advisor will generally vote in favor of a corporation’s proposal to indemnify its officers and directors in accordance with applicable state law. Indemnification arrangements are often necessary in order to attract and retain qualified directors. The adoption of such proposals appears to have little effect on share value.
d.
Non-Stock Incentive Plans

Management may propose a variety of cash-based incentive or bonus plans to stimulate employee performance. In general, the cash or other corporate assets required for most incentive plans is not material, and the Advisor will vote in favor of such proposals, particularly when the proposal is recommended in order to comply with IRC Section 162(m) regarding salary disclosure requirements. Case-by-case determinations will be made of the appropriateness of the amount of shareholder value transferred by proposed plans.
e.
Director Tenure

These proposals ask that age and term restrictions be placed on the board of directors. The Advisor believes that these types of blanket restrictions are not necessarily in the best interests of shareholders and therefore will vote against such proposals, unless they have been recommended by management.
f.
Directors’ Stock Options Plans

The Advisor believes that stock options are an appropriate form of compensation for directors, and the Advisor will generally vote for director stock option plans which are reasonable and do not result in excessive shareholder dilution. Analysis of such proposals will be made on a case-by-case basis, and will take into account total board compensation and the company’s total exposure to stock option plan dilution.
g.
Director Share Ownership

The Advisor will generally vote against shareholder proposals which would require directors to hold a minimum number of the company’s shares to serve on the Board of Directors, in the belief that such ownership should be at the discretion of Board members.
h.
Non-U.S. Proxies

The Advisor will generally evaluate non-U.S. proxies in the context of the voting policies expressed herein but will also, where feasible, take into consideration differing laws, regulations, and practices in the relevant foreign market in determining if and how to vote. There may also be circumstances when practicalities and costs involved with non-U.S. investing make it disadvantageous to vote shares. For instance, the Advisor generally does not vote proxies in circumstances where share blocking restrictions apply, when meeting attendance is required in person, or when current share ownership disclosure is required.
C.
Use of Proxy Advisory Services

The Adviser may retain proxy advisory firms to provide services in connection with voting proxies, including, without limitation, to provide information on shareholder meeting dates and proxy materials, translate proxy materials printed in a foreign language, provide research on proxy proposals and voting recommendations in accordance with the voting policies expressed herein, provide systems to assist with casting the proxy votes, and provide reports and assist with preparation of filings concerning the proxies voted.
Prior to the selection of a proxy advisory firm and periodically thereafter, the Advisor will consider whether the proxy advisory firm has the capacity and competency to adequately analyze proxy issues and the ability to make recommendations based on material accurate information in an impartial manner. Such considerations may include some or all of the following (i) periodic sampling of votes cast through the firm’s systems to determine that votes are in accordance with the Advisor’s policies and its clients best interests, (ii) onsite visits to the proxy advisory firm’s office and/or discussions with the firm to determine whether the firm continues to have the resources (e.g. staffing, personnel, technology, etc.) capacity and competency to carry out its obligations to the Advisor, (iii) a review of the firm’s policies and procedures, with a focus on those relating to identifying and addressing conflicts of interest and monitoring that current and accurate information is used in creating recommendations, (iv) requesting that the firm notify the Advisor if there is a change in the firm’s material policies and procedures, particularly with respect to conflicts, or material business practices (e.g., entering or exiting new lines of business), and reviewing any such change, and (v) in case of an error made by the firm, discussing the error with the firm and determining whether appropriate corrective and preventative action is being taken. In the event the Advisor discovers an error in the research or voting recommendations provided by the firm, it will take reasonable steps to investigate the error and seek to determine whether the firm is taking reasonable steps to reduce similar errors in the future.
While the Advisor takes into account information from many different sources, including independent proxy advisory services, the decision on how to vote proxies will be made in accordance with these policies.
D.
Monitoring Potential Conflicts of Interest

Corporate management has a strong interest in the outcome of proposals submitted to shareholders. As a consequence, management often seeks to influence large shareholders to vote with their recommendations on particularly controversial matters. In the vast majority of cases, these communications with large shareholders amount to little more than advocacy for management’s positions and give the Advisor’s staff the opportunity to ask additional questions about the matter being presented. Companies with which the Advisor has direct business relationships could theoretically use these relationships to attempt to unduly influence the manner in which the Advisor votes on matters for its clients. To ensure that such a conflict of interest does not affect proxy votes cast for the Advisor’s clients, our proxy voting personnel regularly catalog companies with whom the Advisor has significant business relationships; all discretionary (including case-by-case) voting for these companies will be voted by the client or an appropriate fiduciary responsible for the client (e.g., a committee of the independent directors of a fund or the trustee of a retirement plan).
In addition, to avoid any potential conflict of interest that may arise when one American Century fund owns shares of another American Century fund, the Advisor will “echo vote” such shares, if possible. Echo voting means the Advisor will vote the shares in the same proportion as the vote of all of the other holders of the fund’s shares. So, for example, if shareholders of a fund cast 80% of their votes in favor of a proposal and 20% against the proposal, any American Century fund that owns shares of such fund will cast 80% of its shares in favor of the proposal and 20% against. When this is not possible (as in the case of the “NT” funds, where the other American Century funds are the only shareholders), the shares of the underlying fund (e.g. the “NT” fund) will be voted in the same proportion as the vote of the shareholders of the corresponding American Century policy portfolio for proposals common to both funds. For example, NT Growth Fund shares will be echo voted in accordance with the votes of the Growth Fund shareholders. In the case where the policy portfolio does not have a common proposal, shares will be voted in consultation with a committee of the independent directors.
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The voting policies expressed above are of course subject to modification in certain circumstances and will be reexamined from time to time. With respect to matters that do not fit in the categories stated above, the Advisor will exercise its best judgment as a fiduciary to vote in the manner which will most enhance shareholder value.
Case-by-case determinations will be made by the Advisor’s staff, which is overseen by the General Counsel of the Advisor, in consultation with equity managers. Electronic records will be kept of all votes made.

BARROW, HANLEY, MEWHINNEY & STRAUSS, LLC
Proxy Voting
Barrow, Hanley, Mewhinney & Strauss, LLC (“BHMS”) has the responsibility to vote proxies for equity securities for its clients who have delegated this responsibility to us, and under BHMS’s fiduciary duty, the Firm’s policy is to vote our clients’ proxies in the best economic interests of our clients, the beneficial owners of the shares. BHMS has adopted this Proxy Voting Policy, and maintains written procedures for the handling of research, voting, and reporting of the proxy votes, and making appropriate disclosures about proxy voting on behalf of our clients. Disclosure information about the Firm’s Proxy Voting is included in BHMS’s Form ADV Part 2.
To assist in the proxy voting process, BHMS retains the services of Glass Lewis & Co. Glass Lewis provides:
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Research on corporate governance, financial statements, business, legal and accounting risks;

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Proxy voting recommendations, including ESG (Environmental and Social Governance) voting guidelines;

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Portfolio accounting and reconciliation of shareholdings for voting purposes;

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Proxy voting execution, record keeping, and reporting services.

Proxy Oversight Committee, Proxy Coordinators, and Proxy Voting Committee
•
BHMS’s Proxy Oversight Committee is responsible for implementing and monitoring BHMS’s proxy voting policy, procedures, disclosures and recordkeeping, including outlining our voting guidelines in our procedures. The Proxy Oversight Committee conducts periodic reviews to monitor and ensure that the Firm’s policy is observed, implemented properly, and amended or updated, as appropriate. The Proxy Oversight Committee is made up of the CCO/CRO, the Responsible Investing Committee lead, the director of investment operations, the ESG research coordinator, and an at-large portfolio manager.

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BHMS’s proxy coordinators review and organize the data and recommendations provided by the proxy service. The proxy coordinators are responsible for ensuring that the proxy ballots are routed to the appropriate research analyst based on industry sector coverage. Proxy coordinators are assigned from the operations department.

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BHMS’s research analysts review and evaluate proxy proposals and make written recommendations to the Proxy Voting Committee to ensure that votes are consistent with the Firm’s analysis and are in the best interest of the shareholders, our clients.

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BHMS’s equity portfolio managers are members of the Proxy Voting Committee. Equity portfolio managers vote proxy proposals based on share ownership after giving consideration to BHMS’s Proxy Voting Guidelines, internal research recommendations, and the opinion of Glass Lewis. Proxy votes must be approved by the Proxy Voting Committee before submitting to the proxy service provider.

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Voting proxies for the Diversified Small Cap Value accounts is done in accordance with the proxy service provider’s recommendations for the following reasons:

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Investments are based on a quantitative model. Fundamental research is not performed for the holdings.

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The holding period is too short to justify the time for analysis to vote.

Conflicts of Interest
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Potential conflicts may arise when BHMS invests in equity securities of corporations that are also clients of the Firm. BHMS seeks to mitigate potential conflicts by:

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Making voting decisions for the benefit of the shareholder(s), our clients;

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Uniformly voting every proxy based on BHMS’s internal research and consideration of Glass Lewis’ recommendations; and

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Documenting the votes of companies who are also clients of the Firm.

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If a material conflict of interest exists, members from the Proxy Voting and Oversight Committees will determine if the affected clients should have an opportunity to vote their proxies themselves, or whether BHMS will address the specific voting issue through other objective means, such as voting the proxies in a manner consistent with a predetermined voting policy or accepting the voting recommendation of Glass Lewis.
Other Policies and Procedures
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BHMS sends a daily electronic transfer of equity positions to the proxy service provider.

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The proxy service provider identifies accounts eligible to vote for each security and posts the proposals and research on its secure, proprietary online system.

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BHMS sends a proxy report to clients at least annually (or as requested by client), listing the number of shares voted and disclosing how proxies were voted.

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Voting records are retained on the network, which is backed up daily. The proxy service provider retains records for seven years.

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BHMS’s Proxy Voting Guidelines are available upon request by calling: (214) 665-1900, or by e-mailing: clientservices@barrowhanley.com.

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The proxy coordinators retain the following proxy records for at least seven years:

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These policies and procedures and any amendments;

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Proxy statements received regarding our clients’ securities;

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A record of each proxy voted;

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Proxy voting reports that are sent to clients annually;

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Any document BHMS created that was material to making a decision on how to vote proxies, or that memorializes that decision; and

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Records of any client’s request for proxy voting information.

Voting Debt and/or Bank Loan Securities
BHMS has the responsibility to vote proxies and related interests for its clients who have delegated this responsibility to the Firm, which may include voting on proposals, amendments, consents, or resolutions solicited by or in respect to the issuers of securities, including Bank Loan debt instruments. BHMS votes proxies and related interests in the best interest of the securities’ owners, its clients.
Revised December 31, 2018

BLACKROCK INVESTMENT MANAGEMENT, LLC
Proxy Voting Guidelines for U.S. Securities
January, 2019
These guidelines should be read in conjunction with the BlackRock Investment Stewardship Global Corporate Governance and Engagement Principles.
Introduction
BlackRock, Inc. and its subsidiaries (collectively, “BlackRock”) seek to make proxy voting decisions in the manner most likely to protect and enhance the economic value of the securities held in client accounts. The following issue-specific proxy voting guidelines (the “Guidelines”) are intended to summarize BlackRock Investment Stewardship’s general philosophy and approach to corporate governance issues that most commonly arise in proxy voting for U.S. securities. These Guidelines are not intended to limit the analysis of individual issues at specific companies and are not intended to provide a guide to how BlackRock will vote in every instance. Rather, they share our view about corporate governance issues generally, and provide insight into how we typically approach issues that commonly arise on corporate ballots, as well as our expectations of boards of directors. They are applied with discretion, taking into consideration the range of issues and facts specific to the company and the individual ballot item.
Voting guidelines
These guidelines are divided into eight key themes which group together the issues that frequently appear on the agenda of annual and extraordinary meetings of shareholders:
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Boards and directors

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Auditors and audit-related issues

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Capital structure

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Mergers, asset sales, and other special transactions

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Executive compensation

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Environmental and social issues

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General corporate governance matters

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Shareholder protections

Boards and directors
Director elections
In general, BlackRock supports the election of directors as recommended by the board in uncontested elections. However, we may withhold votes from directors or members of particular board committees in certain situations, as indicated below.
Independence
We expect a majority of the directors on the board to be independent. In addition, all members of key committees, including audit, compensation, and nominating / governance committees, should be independent. Our view of independence may vary slightly from listing standards.
In particular, common impediments to independence in the U.S. may include:
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Employment as a senior executive by the company or a subsidiary within the past five years

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An equity ownership in the company in excess of 20%

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Having any other interest, business, or other relationship which could, or could reasonably be perceived to, materially interfere with the director’s ability to act in the best interests of the company

We may vote against directors serving on key committees that we do not consider to be independent.

When evaluating controlled companies, as defined by the U.S. stock exchanges, we will only vote against insiders or affiliates who sit on the audit committee, but not other key committees.
Oversight
We expect the board to exercise appropriate oversight over management and business activities of the company. We will consider voting against committee members and / or individual directors in the following circumstances:
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Where the board has failed to exercise oversight with regard to accounting practices or audit oversight, we will consider voting against the current audit committee, and any other members of the board who may be responsible. For example, this may apply to members of the audit committee during a period when the board failed to facilitate quality, independent auditing if substantial accounting irregularities suggest insufficient oversight by that committee

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Members of the compensation committee during a period in which executive compensation appears excessive relative to performance and peers, and where we believe the compensation committee has not already substantially addressed this issue

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The chair of the nominating / governance committee, or where no chair exists, the nominating / governance committee member with the longest tenure, where the board is not comprised of a majority of independent directors. However, this would not apply in the case of a controlled company

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Where it appears the director has acted (at the company or at other companies) in a manner that compromises his / her reliability to represent the best long-term economic interests of shareholders

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Where a director has a pattern of poor attendance at combined board and applicable key committee meetings. Excluding exigent circumstances, BlackRock generally considers attendance at less than 75% of the combined board and applicable key committee meetings by a board member to be poor attendance

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Where a director serves on an excess number of boards, which may limit his / her capacity to focus on each board’s requirements. The following illustrates the maximum number of boards on which a director may serve, before he / she is considered to be over-committed:

	Public Company CEO	# Outside Public Boards*	Total # of Public Boards
Director A	✓	1	2
Director B		3	4

*
In addition to the company under review

Responsiveness to shareholders
We expect a board to be engaged and responsive to its shareholders. Where we believe a board has not substantially addressed shareholder concerns, we may vote against the appropriate committees and / or individual directors. The following illustrates common circumstances:
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The independent chair or lead independent director, members of the nominating / governance committee, and / or the longest tenured director(s), where we observe a lack of board responsiveness to shareholders, evidence of board entrenchment, and / or failure to promote adequate board succession planning

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The chair of the nominating / governance committee, or where no chair exists, the nominating / governance committee member with the longest tenure, where board member(s) at the most recent election of directors have received withhold votes from more than 30% of shares voted and the board has not taken appropriate action to respond to shareholder concerns. This may not apply in cases where BlackRock did not support the initial withhold vote

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The independent chair or lead independent director and / or members of the nominating / governance committee, where a board fails to implement shareholder proposals that receive a majority of votes cast at a prior shareholder meeting, and the proposals, in our view, have a direct and substantial impact on shareholders’ fundamental rights or long-term economic interests

Shareholder rights
We expect a board to act with integrity and to uphold governance best practices. Where we believe a board has not acted in the best interests of its shareholders, we may vote against the appropriate committees and / or individual directors. The following illustrates common circumstances:
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The independent chair or lead independent director and members of the governance committee, where a board implements or renews a poison pill without shareholder approval

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The independent chair or lead independent director and members of the governance committee, where a board amends the charter / articles / by-laws such that the effect may be to entrench directors or to significantly reduce shareholder rights

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Members of the compensation committee where the company has repriced options without shareholder approval

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If a board maintains a classified structure, it is possible that the director(s) with whom we have a particular concern may not be subject to election in the year that the concern arises. In such situations, if we have a concern regarding a committee or committee chair that is not up for re-election, we will generally register our concern by withholding votes from all available members of the relevant committee

Board composition and effectiveness
We encourage boards to periodically renew their membership to ensure relevant skills and experience within the boardroom. To this end, regular performance reviews and skills assessments should be conducted by the nominating / governance committee.
Furthermore, we expect boards to be comprised of a diverse selection of individuals who bring their personal and professional experiences to bear in order to create a constructive debate of competing views and opinions in the boardroom. We recognize that diversity has multiple dimensions. In identifying potential candidates, boards should take into consideration the full breadth of diversity including personal factors, such as gender, ethnicity, and age; as well as professional characteristics, such as a director’s industry, area of expertise, and geographic location. In addition to other elements of diversity, we encourage companies to have at least two women directors on their board. Our publicly available commentary explains our approach to engaging on board diversity.
We encourage boards to disclose their views on:
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The mix of competencies, experience, and other qualities required to effectively oversee and guide management in light of the stated long-term strategy of the company

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The process by which candidates are identified and selected, including whether professional firms or other sources outside of incumbent directors’ networks have been engaged to identify and / or assess candidates

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The process by which boards evaluate themselves and any significant outcomes of the evaluation process, without divulging inappropriate and / or sensitive details

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The consideration given to board diversity, including, but not limited to, gender, ethnicity, race, age, experience, geographic location, skills, and perspective in the nomination process

While we support regular board refreshment, we are not opposed in principle to long-tenured directors, nor do we believe that long board tenure is necessarily an impediment to director independence. A variety of director tenures within the boardroom can be beneficial to ensure board quality and continuity of experience.
Our primary concern is that board members are able to contribute effectively as corporate strategy evolves and business conditions change, and that all directors, regardless of tenure, demonstrate appropriate responsiveness to shareholders. We acknowledge that no single person can be expected to bring all relevant skill sets to a board; at the same time, we generally do not believe it is necessary or appropriate to have any particular director on the board solely by virtue of a singular background or specific area of expertise.
Where boards find that age limits or term limits are the most efficient and objective mechanism for ensuring periodic board refreshment, we generally defer to the board’s determination in setting such limits.
To the extent that we believe that a company has not adequately accounted for diversity in its board composition within a reasonable timeframe, we may vote against the nominating / governance committee for an apparent lack of commitment to board effectiveness.

Board size
We typically defer to the board in setting the appropriate size and believe directors are generally in the best position to assess the optimal board size to ensure effectiveness. However, we may oppose boards that appear too small to allow for effective shareholder representation or too large to function efficiently.
CEO and management succession planning
There should be a robust CEO and senior management succession plan in place at the board level that is reviewed and updated on a regular basis. We expect succession planning to cover both long-term planning consistent with the strategic direction of the company and identified leadership needs over time, as well as short-term planning in the event of an unanticipated executive departure. We encourage the company to explain its executive succession planning process, including where accountability lies within the boardroom for this task, without prematurely divulging sensitive information commonly associated with this exercise.
Classified board of directors / staggered terms
We believe that directors should be re-elected annually and that classification of the board dilutes shareholders’ right to promptly evaluate a board’s performance and limits shareholder selection of directors. While there may be exceptions, we will typically support proposals requesting board de-classification.
Without a voting mechanism to immediately address concerns of a specific director, we may choose to vote against or withhold votes from the available slate of directors by default (see “Shareholder rights” for additional detail).
Contested director elections
The details of contested elections, or proxy contests, are assessed on a case-by-case basis. We evaluate a number of factors, which may include: the qualifications of the dissident and management candidates; the validity of the concerns identified by the dissident; the viability of both the dissident’s and management’s plans; the likelihood that the dissident’s solutions will produce the desired change; and whether the dissident represents the best option for enhancing long-term shareholder value.
Cumulative voting
We believe that a majority vote standard is in the best long-term interest of shareholders. It ensures director accountability via the requirement to be elected by more than half of the votes cast. As such, we will generally oppose proposals requesting the adoption of cumulative voting, which may disproportionately aggregate votes on certain issues or director candidates.
Director compensation and equity programs
We believe that compensation for directors should be structured to attract and retain the best possible directors, while also aligning their interests with those of shareholders. We believe director compensation packages that are based on the company’s long-term value creation and include some form of long-term equity compensation are more likely to meet this goal. In addition, we expect directors to build meaningful share ownership over time.
Majority vote requirements
BlackRock believes that directors should generally be elected by a majority of the shares voted and will normally support proposals seeking to introduce bylaws requiring a majority vote standard for director elections. Majority voting standards assist in ensuring that directors who are not broadly supported by shareholders are not elected to serve as their representatives. Some companies with a plurality voting standard have adopted a resignation policy for directors who do not receive support from at least a majority of votes cast. Where we believe that the company already has a sufficiently robust majority voting process in place, we may not support a shareholder proposal seeking an alternative mechanism.
Risk oversight
Companies should have an established process for identifying, monitoring, and managing key risks. Independent directors should have ready access to relevant management information and outside advice, as appropriate, to ensure they can properly oversee risk management. We encourage companies to provide transparency around risk measurement, mitigation, and reporting to the board. We are particularly interested in understanding how risk oversight processes evolve in response to changes in corporate strategy and / or shifts in the business and related risk environment.

Separation of chairman and CEO
We believe that independent leadership is important in the boardroom. In the U.S. there are two commonly accepted structures for independent board leadership: 1) an independent chairman; or 2) a lead independent director when the roles of chairman and CEO are combined.
In the absence of a significant governance concern, we defer to boards to designate the most appropriate leadership structure to ensure adequate balance and independence.
In the event that the board chooses a combined chair / CEO model, we generally support the designation of a lead independent director if they have the power to: 1) provide formal input into board meeting agendas; 2) call meetings of the independent directors; and 3) preside at meetings of independent directors. Furthermore, while we anticipate that most directors will be elected annually, we believe an element of continuity is important for this role for an extended period of time to provide appropriate leadership balance to the chair / CEO.
The following table illustrates examples of responsibilities under each board leadership model:
	Combined Chair / CEO Model		Separate Chair Model
	Chair / CEO	Lead Director	Chair
Board Meetings	Authority to call full meetings of the board of directors	Attends full meetings of the board of directors Authority to call meetings of independent directors Briefs CEO on issues arising from executive sessions	Authority to call full meetings of the board of directors
Agenda	Primary responsibility for shaping board agendas, consulting with the lead director	Collaborates with chair / CEO to set board agenda and board information	Primary responsibility for shaping board agendas, in conjunction with CEO
Board Communications	Communicates with all directors on key issues and concerns outside of full board meetings	Facilitates discussion among independent directors on key issues and concerns outside of full board meetings, including contributing to the oversight of CEO and management succession planning	Facilitates discussion among independent directors on key issues and concerns outside of full board meetings, including contributing to the oversight of CEO and management succession planning
Auditors and audit-related issues
BlackRock recognizes the critical importance of financial statements to provide a complete and accurate portrayal of a company’s financial condition. Consistent with our approach to voting on boards of directors, we seek to hold the audit committee of the board responsible for overseeing the management of the audit function at a company, and may withhold votes from the audit committee members where the board has failed to facilitate quality, independent auditing. We look to the audit committee report for insight into the scope of the audit committee responsibilities, including an overview of audit committee processes, issues on the audit committee agenda, and key decisions taken by the audit committee. We take particular note of cases involving significant financial restatements or material weakness disclosures, and we expect timely disclosure and remediation of accounting irregularities.
The integrity of financial statements depends on the auditor effectively fulfilling its role. To that end, we favor an independent auditor. In addition, to the extent that an auditor fails to reasonably identify and address issues that eventually lead to a significant financial restatement, or the audit firm has violated standards of practice that protect the interests of shareholders, we may also vote against ratification.
From time to time, shareholder proposals may be presented to promote auditor independence or the rotation of audit firms. We may support these proposals when they are consistent with our views as described above.

Capital structure proposals
Equal voting rights
BlackRock believes that shareholders should be entitled to voting rights in proportion to their economic interests. We believe that companies that look to add or already have dual or multiple class share structures should review these structures on a regular basis or as company circumstances change. Companies should receive shareholder approval of their capital structure on a periodic basis via a management proposal on the company’s proxy. The proposal should give unaffiliated shareholders the opportunity to affirm the current structure or establish mechanisms to end or phase out controlling structures at the appropriate time, while minimizing costs to shareholders.
Blank check preferred stock
We frequently oppose proposals requesting authorization of a class of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock) because they may serve as a transfer of authority from shareholders to the board and as a possible entrenchment device. We generally view the board’s discretion to establish voting rights on a when-issued basis as a potential anti-takeover device, as it affords the board the ability to place a block of stock with an investor sympathetic to management, thereby foiling a takeover bid without a shareholder vote.
Nonetheless, we may support the proposal where the company:
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Appears to have a legitimate financing motive for requesting blank check authority

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Has committed publicly that blank check preferred shares will not be used for anti-takeover purposes

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Has a history of using blank check preferred stock for financings

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Has blank check preferred stock previously outstanding such that an increase would not necessarily provide further anti-takeover protection but may provide greater financing flexibility

Increase in authorized common shares
BlackRock considers industry-specific norms in our analysis of these proposals, as well as a company’s history with respect to the use of its common shares. Generally, we are predisposed to support a company if the board believes additional common shares are necessary to carry out the firm’s business. The most substantial concern we might have with an increase is the possibility of use of common shares to fund a poison pill plan that is not in the economic interests of shareholders.
Increase or issuance of preferred stock
We generally support proposals to increase or issue preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock where the terms of the preferred stock appear reasonable.
Stock splits
We generally support stock splits that are not likely to negatively affect the ability to trade shares or the economic value of a share. We generally support reverse stock splits that are designed to avoid delisting or to facilitate trading in the stock, where the reverse split will not have a negative impact on share value (e.g. one class is reduced while others remain at pre-split levels). In the event of a proposal for a reverse split that would not also proportionately reduce the company’s authorized stock, we apply the same analysis we would use for a proposal to increase authorized stock.
Mergers, asset sales, and other special transactions
BlackRock’s primary concern is the best long-term economic interests of shareholders. While merger, asset sales, and other special transaction proposals vary widely in scope and substance, we closely examine certain salient features in our analyses, such as:
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The degree to which the proposed transaction represents a premium to the company’s trading price. We consider the share price over multiple time periods prior to the date of the merger announcement. In most cases, business combinations should provide a premium. We may consider comparable transaction analyses provided by the parties’ financial advisors and our own valuation assessments. For companies facing insolvency or bankruptcy, a premium may not apply

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There should be clear strategic, operational, and / or financial rationale for the combination

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Unanimous board approval and arm’s-length negotiations are preferred. We will consider whether the transaction involves a dissenting board or does not appear to be the result of an arm’s-length bidding process. We may also consider whether executive and / or board members’ financial interests in a given transaction appear likely to affect their ability to place shareholders’ interests before their own

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We prefer transaction proposals that include the fairness opinion of a reputable financial advisor assessing the value of the transaction to shareholders in comparison to recent similar transactions

Poison pill plans
Where a poison pill is put to a shareholder vote by management, our policy is to examine these plans individually. Although we oppose most plans, we may support plans that include a reasonable “qualifying offer clause.” Such clauses typically require shareholder ratification of the pill and stipulate a sunset provision whereby the pill expires unless it is renewed. These clauses also tend to specify that an all cash bid for all shares that includes a fairness opinion and evidence of financing does not trigger the pill, but forces either a special meeting at which the offer is put to a shareholder vote, or the board to seek the written consent of shareholders where shareholders could rescind the pill at their discretion. We may also support a pill where it is the only effective method for protecting tax or other economic benefits that may be associated with limiting the ownership changes of individual shareholders.
We generally vote in favor of shareholder proposals to rescind poison pills.
Reimbursement of expenses for successful shareholder campaigns
We generally do not support shareholder proposals seeking the reimbursement of proxy contest expenses, even in situations where we support the shareholder campaign. We believe that introducing the possibility of such reimbursement may incentivize disruptive and unnecessary shareholder campaigns.
Executive Compensation
We note that there are both management and shareholder proposals related to executive compensation. We generally vote on these proposals as described below, except that we typically oppose shareholder proposals on issues where the company already has a reasonable policy in place that we believe is sufficient to address the issue. We may also oppose a shareholder proposal regarding executive compensation if the company’s history suggests that the issue raised is not likely to present a problem for that company.
Advisory resolutions on executive compensation (“Say on Pay”)
In cases where there is a Say on Pay vote, BlackRock will respond to the proposal as informed by our evaluation of compensation practices at that particular company and in a manner that appropriately addresses the specific question posed to shareholders. In a commentary on our website, entitled “BlackRock Investment Stewardship’s approach to executive compensation,” we explain our beliefs and expectations related to executive compensation practices, our Say on Pay analysis framework, and our typical approach to engagement and voting on Say on Pay.
Advisory votes on the frequency of Say on Pay resolutions
BlackRock will generally support triennial pay frequency votes, but we defer to the board to determine the appropriate timeframe upon which pay should be reviewed. In evaluating pay, we believe that the compensation committee is responsible for constructing a plan that appropriately incentivizes executives for long-term value creation, utilizing relevant metrics and structure to ensure overall pay and performance alignment. In a similar vein, we defer to the board to establish the most appropriate timeframe for review of pay structure, absent a change in strategy that would suggest otherwise.
However, we may support an annual pay frequency vote in some situations, for example, where we conclude that a company has failed to align pay with performance. In these circumstances, we will also consider voting against the compensation committee members.
Claw back proposals
We generally favor recoupment from any senior executive whose compensation was based on faulty financial reporting or deceptive business practices. In addition to fraudulent acts, we also favor recoupment from any senior executive whose behavior caused direct financial harm to shareholders, reputational risk to the company, or resulted in a criminal investigation, even if such actions did not ultimately result in a material restatement of past results. This includes, but is not limited to, settlement agreements arising from such behavior and paid for directly by the company. We typically support shareholder proposals on these matters unless the company already has a robust claw back policy that sufficiently addresses our concerns.
Employee stock purchase plans
We believe these plans can provide performance incentives and help align employees’ interests with those of shareholders. The most common form of employee stock purchase plan (“ESPP”) qualifies for favorable tax treatment under Section 423 of the Internal Revenue Code. We will typically support qualified ESPP proposals.
Equity compensation plans
BlackRock supports equity plans that align the economic interests of directors, managers, and other employees with those of shareholders. We believe that boards should establish policies prohibiting the use of equity awards in a manner that could disrupt the intended alignment with shareholder interests (e.g. the use of stock as collateral for a loan; the use of stock in a margin account; the use of stock [or an unvested award] in hedging or derivative transactions). We may support shareholder proposals requesting the establishment of such policies.
Our evaluation of equity compensation plans is based on a company’s executive pay and performance relative to peers and whether the plan plays a significant role in a pay-for-performance disconnect. We generally oppose plans that contain “evergreen” provisions, which allow for the unlimited increase of shares reserved without requiring further shareholder approval after a reasonable time period. We also generally oppose plans that allow for repricing without shareholder approval. We may also oppose plans that provide for the acceleration of vesting of equity awards even in situations where an actual change of control may not occur. We encourage companies to structure their change of control provisions to require the termination of the covered employee before acceleration or special payments are triggered.
Golden parachutes
We generally view golden parachutes as encouragement to management to consider transactions that might be beneficial to shareholders. However, a large potential pay-out under a golden parachute arrangement also presents the risk of motivating a management team to support a sub-optimal sale price for a company.
When determining whether to support or oppose an advisory vote on a golden parachute plan, we normally support the plan unless it appears to result in payments that are excessive or detrimental to shareholders. In evaluating golden parachute plans, BlackRock may consider several factors, including:
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Whether we believe that the triggering event is in the best interest of shareholders

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Whether management attempted to maximize shareholder value in the triggering event

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The percentage of total premium or transaction value that will be transferred to the management team, rather than shareholders, as a result of the golden parachute payment

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Whether excessively large excise tax gross-up payments are part of the pay-out

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Whether the pay package that serves as the basis for calculating the golden parachute payment was reasonable in light of performance and peers

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Whether the golden parachute payment will have the effect of rewarding a management team that has failed to effectively manage the company

It may be difficult to anticipate the results of a plan until after it has been triggered; as a result, BlackRock may vote against a golden parachute proposal even if the golden parachute plan under review was approved by shareholders when it was implemented.
We may support shareholder proposals requesting that implementation of such arrangements require shareholder approval. We generally support proposals requiring shareholder approval of plans that exceed 2.99 times an executive’s current salary and bonus, including equity compensation.

Option exchanges
We believe that there may be legitimate instances where underwater options create an overhang on a company’s capital structure and a repricing or option exchange may be warranted. We will evaluate these instances on a case-by-case basis. BlackRock may support a request to reprice or exchange underwater options under the following circumstances:
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The company has experienced significant stock price decline as a result of macroeconomic trends, not individual company performance

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Directors and executive officers are excluded; the exchange is value neutral or value creative to shareholders; tax, accounting, and other technical considerations have been fully contemplated

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There is clear evidence that absent repricing, the company will suffer serious employee incentive or retention and recruiting problems

BlackRock may also support a request to exchange underwater options in other circumstances, if we determine that the exchange is in the best interest of shareholders.
Pay-for-Performance plans
In order for executive compensation exceeding $1 million USD to qualify for federal tax deductions, related to Section 162(m) of the Internal Revenue Code of 1986, the Omnibus Budget Reconciliation Act (“OBRA”) requires companies to link compensation for the company’s top five executives to disclosed performance goals and submit the plans for shareholder approval. The law further requires that a compensation committee comprised solely of outside directors administer these plans. Because the primary objective of these proposals is to preserve the deductibility of such compensation, we generally favor approval in order to preserve net income.
Supplemental executive retirement plans
BlackRock may support shareholder proposals requesting to put extraordinary benefits contained in Supplemental Executive Retirement Plans (“SERP”) agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.
Environmental and social issues
Our fiduciary duty to clients is to protect and enhance their economic interest in the companies in which we invest on their behalf. It is within this context that we undertake our corporate governance activities. We believe that well-managed companies will deal effectively with the material environmental and social (“E&S”) factors relevant to their businesses.
BlackRock expects companies to identify and report on the material, business-specific E&S risks and opportunities and to explain how these are managed. This explanation should make clear how the approach taken by the company best serves the interests of shareholders and protects and enhances the long-term economic value of the company. The key performance indicators in relation to E&S factors should also be disclosed and performance against them discussed, along with any peer group benchmarking and verification processes in place. This helps shareholders assess how well management is dealing with the material E&S factors relevant to the business. Any global standards adopted should also be disclosed and discussed in this context.
We may vote against the election of directors where we have concerns that a company might not be dealing with E&S factors appropriately. Sometimes we may reflect such concerns by supporting a shareholder proposal on the issue, where there seems to be either a significant potential threat or realized harm to shareholders’ interests caused by poor management of material E&S factors. In deciding our course of action, we will assess the nature of our engagement with the company on the issue over time, including whether:
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The company has already taken sufficient steps to address the concern

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The company is in the process of actively implementing a response

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There is a clear and material economic disadvantage to the company in the near-term if the issue is not addressed in the manner requested by the shareholder proposal

More commonly, given that these are often not voting issues, we will, or have, engage(d) directly with the board or management. We do not see it as our role to make social, ethical, or political judgments on behalf of clients, but rather, to protect their long-term economic interests as shareholders. We expect investee companies to comply, at a minimum, with the laws and regulations of the jurisdictions in which they operate. They should explain how they manage situations where such laws or regulations are contradictory or ambiguous.
Climate risk
Within the framework laid out above, as well as our guidance on “How BlackRock Investment Stewardship engages on climate risk,” we believe that climate presents significant investment risks and opportunities to many companies. We believe that the Financial Stability Board’s Task Force on Climate-related Financial Disclosures (“TCFD”) and the Sustainability Accounting Standards Board’s (“SASB”) sector-specific disclosure standards provide useful guidance to companies on identifying, managing, and reporting on climate-related risks and opportunities. We expect companies to help their investors understand how the company may be impacted by climate risk, in the context of its ability to realize a long-term strategy and generate value over time. We expect companies to convey their governance around this issue through their corporate disclosures. For companies in sectors that are significantly exposed to climate-related risk, we expect the whole board to have demonstrable fluency in how climate risk affects the business and how management approaches assessing, adapting to, and mitigating that risk. Where a company receives a shareholder proposal related to climate risk, in addition to the factors laid out above, our assessment will take into account the robustness of the company’s existing disclosures as well as our understanding of its management of the issues as revealed through our engagements with the company and board members over time.
Corporate political activities
Companies may engage in certain political activities, within legal and regulatory limits, in order to influence public policy consistent with the companies’ values and strategies, and thus serve shareholders’ best long-term economic interests. These activities can create risks, including: the potential for allegations of corruption; the potential for reputational issues associated with a candidate, party, or issue; and risks that arise from the complex legal, regulatory, and compliance considerations associated with corporate political activity. We believe that companies which choose to engage in political activities should develop and maintain robust processes to guide these activities and to mitigate risks, including a level of board oversight.
When presented with shareholder proposals requesting increased disclosure on corporate political activities, we may consider the political activities of that company and its peers, the existing level of disclosure, and our view regarding the associated risks. We generally believe that it is the duty of boards and management to determine the appropriate level of disclosure of all types of corporate activity, and we are generally not supportive of proposals that are overly prescriptive in nature. We may decide to support a shareholder proposal requesting additional reporting of corporate political activities where there seems to be either a significant potential threat or actual harm to shareholders’ interests, and where we believe the company has not already provided shareholders with sufficient information to assess the company’s management of the risk.
Finally, we believe that it is not the role of shareholders to suggest or approve corporate political activities; therefore we generally do not support proposals requesting a shareholder vote on political activities or expenditures.
General corporate governance matters
Adjourn meeting to solicit additional votes
We generally support such proposals unless the agenda contains items that we judge to be detrimental to shareholders’ best long-term economic interests.
Bundled proposals
We believe that shareholders should have the opportunity to review substantial governance changes individually without having to accept bundled proposals. Where several measures are grouped into one proposal, BlackRock may reject certain positive changes when linked with proposals that generally contradict or impede the rights and economic interests of shareholders.
Exclusive forum provisions
BlackRock generally supports proposals to seek exclusive forum for certain shareholder litigation. In cases where a board unilaterally adopts exclusive forum provisions that we consider unfavorable to the interests of shareholders, we will vote against the independent chair or lead independent director and members of the governance committee.

Multi-jurisdictional companies
Where a company is listed on multiple exchanges or incorporated in a country different from its primary listing, we will seek to apply the most relevant market guideline(s) to our analysis of the company’s governance structure and specific proposals on the shareholder meeting agenda. In doing so, we typically consider the governance standards of the company’s primary listing, the market standards by which the company governs itself, and the market context of each specific proposal on the agenda. If the relevant standards are silent on the issue under consideration, we will use our professional judgment as to what voting outcome would best protect the long-term economic interests of investors. We expect that companies will disclose the rationale for their selection of primary listing, country of incorporation, and choice of governance structures, in particular where there is conflict between relevant market governance practices.
Other business
We oppose giving companies our proxy to vote on matters where we are not given the opportunity to review and understand those measures and carry out an appropriate level of shareholder oversight.
Reincorporation
Proposals to reincorporate from one state or country to another are most frequently motivated by considerations of anti-takeover protections, legal advantages, and / or cost savings. We will evaluate, on a case-by-case basis, the economic and strategic rationale behind the company’s proposal to reincorporate. In all instances, we will evaluate the changes to shareholder protection under the new charter / articles / bylaws to assess whether the move increases or decreases shareholder protections. Where we find that shareholder protections are diminished, we may support reincorporation if we determine that the overall benefits outweigh the diminished rights.
IPO governance
We expect boards to consider and disclose how the corporate governance structures adopted upon initial public offering (“IPO”) are in shareholders’ best long-term interests. We also expect boards to conduct a regular review of corporate governance and control structures, such that boards might evolve foundational corporate governance structures as company circumstances change, without undue costs and disruption to shareholders. In our letter on unequal voting structures, we articulate our view that “one vote for one share” is the preferred structure for publicly-traded companies. We also recognize the potential benefits of dual class shares to newly public companies as they establish themselves; however, we believe that these structures should have a specific and limited duration. We will generally engage new companies on topics such as classified boards and supermajority vote provisions to amend bylaws, as we believe that such arrangements may not be in the best interest of shareholders in the long-term.
We will typically apply a one-year grace period for the application of certain director-related guidelines (including, but not limited to, director independence and over-boarding considerations), during which we expect boards to take steps to bring corporate governance standards in line with our expectations.
Further, if a company qualifies as an emerging growth company (an “EGC”) under the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), we will give consideration to the NYSE and NASDAQ governance exemptions granted under the JOBS Act for the duration such a company is categorized as an EGC. We expect an EGC to have a totally independent audit committee by the first anniversary of its IPO, with our standard approach to voting on auditors and audit-related issues applicable in full for an EGC on the first anniversary of its IPO.
Shareholder Protections
Amendment to charter / articles / bylaws
We believe that shareholders should have the right to vote on key corporate governance matters, including on changes to governance mechanisms and amendments to the charter / articles / bylaws. We may vote against certain directors where changes to governing documents are not put to a shareholder vote within a reasonable period of time, in particular if those changes have the potential to impact shareholder rights (see “Director elections” herein). In cases where a board’s unilateral adoption of changes to the charter / articles / bylaws promotes cost and operational efficiency benefits for the company and its shareholders, we may support such action if it does not have a negative effect on shareholder rights or the company’s corporate governance structure.
When voting on a management or shareholder proposal to make changes to the charter / articles / bylaws, we will consider in part the company’s and / or proponent’s publicly stated rationale for the changes, the company’s governance profile and history, relevant jurisdictional laws, and situational or contextual circumstances which may have motivated the proposed changes, among other factors. We will typically support changes to the charter / articles / bylaws where the benefits to shareholders, including the costs of failing to make those changes, demonstrably outweigh the costs or risks of making such changes.
Proxy access
We believe that long-term shareholders should have the opportunity, when necessary and under reasonable conditions, to nominate directors on the company’s proxy card.
In our view, securing the right of shareholders to nominate directors without engaging in a control contest can enhance shareholders’ ability to meaningfully participate in the director election process, stimulate board attention to shareholder interests, and provide shareholders an effective means of directing that attention where it is lacking. Proxy access mechanisms should provide shareholders with a reasonable opportunity to use this right without stipulating overly restrictive or onerous parameters for use, and also provide assurances that the mechanism will not be subject to abuse by short-term investors, investors without a substantial investment in the company, or investors seeking to take control of the board.
In general, we support market-standardized proxy access proposals, which allow a shareholder (or group of up to 20 shareholders) holding three percent of a company’s outstanding shares for at least three years the right to nominate the greater of up to two directors or 20% of the board.Where a standardized proxy access provision exists, we will generally oppose shareholder proposals requesting outlier thresholds.
Right to act by written consent
In exceptional circumstances and with sufficiently broad support, shareholders should have the opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting. We therefore believe that shareholders should have the right to solicit votes by written consent provided that: 1) there are reasonable requirements to initiate the consent solicitation process (in order to avoid the waste of corporate resources in addressing narrowly supported interests); and 2) shareholders receive a minimum of 50% of outstanding shares to effectuate the action by written consent. We may oppose shareholder proposals requesting the right to act by written consent in cases where the proposal is structured for the benefit of a dominant shareholder to the exclusion of others, or if the proposal is written to discourage the board from incorporating appropriate mechanisms to avoid the waste of corporate resources when establishing a right to act by written consent. Additionally, we may oppose shareholder proposals requesting the right to act by written consent if the company already provides a shareholder right to call a special meeting that we believe offers shareholders a reasonable opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting.
Right to call a special meeting
In exceptional circumstances and with sufficiently broad support, shareholders should have the opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting. We therefore believe that shareholders should have the right to call a special meeting in cases where a reasonably high proportion of shareholders (typically a minimum of 15% but no higher than 25%) are required to agree to such a meeting before it is called, in order to avoid the waste of corporate resources in addressing narrowly supported interests. However, we may oppose this right in cases where the proposal is structured for the benefit of a dominant shareholder to the exclusion of others. We generally believe that a right to act via written consent is not a sufficient alternative to the right to call a special meeting.
Simple majority voting
We generally favor a simple majority voting requirement to pass proposals. Therefore, we will support the reduction or the elimination of supermajority voting requirements to the extent that we determine shareholders’ ability to protect their economic interests is improved. Nonetheless, in situations where there is a substantial or dominant shareholder, supermajority voting may be protective of public shareholder interests and we may support supermajority requirements in those situations.

BLACKROCK INVESTMENT MANAGEMENT, LLC
BlackRock Investment Stewardship Global Corporate Governance and Engagement Principles
January, 2019
Introduction to BlackRock
BlackRock helps investors build better financial futures. As a fiduciary to our clients, we provide the investment and technology solutions they need when planning for their most important goals. We manage assets on behalf of institutional and individual clients, across a full spectrum of investment strategies, asset classes and regions. Our client base includes pension plans, endowments, foundations, charities, official institutions, insurers and other financial institutions, as well as individuals around the world.
Philosophy on corporate governance
BlackRock’s Investment Stewardship activities are focused on protecting and enhancing the economic value of the companies in which we invest on behalf of clients. We do this through engagement with boards and management of investee companies and, for those clients who have given us authority, through voting at shareholder meetings.
We believe that there are certain fundamental rights attached to shareholding. Companies and their boards should be accountable to shareholders and structured with appropriate checks and balances to ensure that they operate in shareholders’ best interests. Effective voting rights are central to the rights of ownership and there should be one vote for one share. Shareholders should have the right to elect, remove and nominate directors, approve the appointment of the auditor and to amend the corporate charter or by-laws. Shareholders should be able to vote on matters that are material to the protection of their investment including but not limited to changes to the purpose of the business, dilution levels and pre-emptive rights, and the distribution of income and capital structure. In order to make informed decisions, we believe that shareholders have the right to sufficient and timely information.
Our primary focus is on the performance of the board of directors. As the agent of shareholders, the board should set the company’s strategic aims within a framework of prudent and effective controls, which enables risk to be assessed and managed. The board should provide direction and leadership to management and oversee management’s performance. Our starting position is to be supportive of boards in their oversight efforts on shareholders’ behalf and we would generally expect to support the items of business they put to a vote at shareholder meetings. Votes cast against or withheld from resolutions proposed by the board are a signal that we are concerned that the directors or management have either not acted in the best interests of shareholders or have not responded adequately to shareholder concerns. We assess voting matters on a case-by-case basis and in light of each company’s unique circumstances taking into consideration regional best practices and long-term value creation.
These principles set out our approach to engaging with companies, provide guidance on our position on corporate governance and outline how our views might be reflected in our voting decisions. Corporate governance practices can vary internationally, so our expectations in relation to individual companies are based on the legal and regulatory framework of each local market. However, we believe there are overarching principles of corporate governance that apply globally and provide a framework for more detailed, market-specific assessments.
We believe BlackRock has a responsibility in relation to monitoring and providing feedback to companies, sometimes known as “stewardship.” These ownership responsibilities include engaging with management or board members on corporate governance matters, voting proxies in the best long-term economic interests of shareholders and engaging with regulatory bodies to ensure a sound policy framework consistent with promoting long-term shareholder value creation. We also believe in the responsibility to our clients to have appropriate resources and oversight structures. Our approach is set out in the section below titled “BlackRock’s oversight of its investment stewardship activities” and is further detailed in a team profile on our website
Corporate governance, engagement and voting
We recognize that accepted standards of corporate governance differ between markets, but we believe there are sufficient common threads globally to identify an overarching set of principles. The objective of our investment stewardship activities is the protection and enhancement of the value of our clients’ investments in public corporations. Thus, these principles focus on practices and structures that we consider to be supportive of long-term value creation. We discuss below the principles under six key themes. In our regional and market-specific voting guidelines we explain how these principles inform our voting decisions in relation to specific resolutions that may appear on the agenda of a shareholder meeting in the relevant market.

The six key themes are:
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Boards and directors

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Auditors and audit-related issues

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Capital structure, mergers, asset sales and other special transactions

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Compensation and benefits

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Environmental and social issues

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General corporate governance matters and shareholder protections

At a minimum, we expect companies to observe the accepted corporate governance standards in their domestic market or to explain why doing so is not in the interests of shareholders. Where company reporting and disclosure is inadequate or the approach taken is inconsistent with our view of what is in the best interests of shareholders, we will engage with the company and/or use our vote to encourage a change in practice. In making voting decisions, we perform independent research and analysis, such as reviewing relevant information published by the company and apply our voting guidelines to achieve the outcome we believe best protects our clients’ long-term economic interests. We also work closely with our active portfolio managers, and may take into account internal and external research.
BlackRock views engagement as an important activity; engagement provides us with the opportunity to improve our understanding of investee companies and their governance structures to better inform our voting decisions. Engagement also allows us to share our philosophy and approach to investment and corporate governance with companies to enhance their understanding of our objectives. Our engagements often focus on providing our feedback on company disclosures, particularly where we believe they could be enhanced. There are a range of approaches we may take in engaging companies depending on the nature of the issue under consideration, the company and the market.
BlackRock takes an engagement-first approach, emphasizing direct dialogue with companies on governance issues that have a material impact on financial performance. We generally prefer to engage in the first instance where we have concerns and give management time to address or resolve the issue. As a long-term investor, we are patient and persistent in working with our portfolio companies to have an open dialogue and develop mutual understanding of governance matters, to promote the adoption of best practices and to assess the merits of a company’s approach to its governance. We monitor the companies in which we invest and engage with them constructively and privately where we believe doing so helps protect shareholders’ interests. We do not try to micro-manage companies, or tell management and boards what to do. We present our views as a long-term shareholder and listen to companies’ responses. The materiality and immediacy of a given issue will generally determine the level of our engagement and whom we seek to engage at the company, which could be management representatives or board directors.
Boards and directors
The performance of the board is critical to the economic success of the company and to the protection of shareholders’ interests. Board members serve as agents of shareholders in overseeing the strategic direction and operation of the company. For this reason, BlackRock focuses on directors in many of our engagements and sees the election of directors as one of our most important responsibilities in the proxy voting context.
We expect the board of directors to promote and protect shareholder interests by:
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establishing an appropriate corporate governance structure

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supporting and overseeing management in setting long-term strategic goals, applicable measures of value-creation and milestones that will demonstrate progress, and steps taken if any obstacles are anticipated or incurred

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ensuring the integrity of financial statements

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making independent decisions regarding mergers, acquisitions and disposals

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establishing appropriate executive compensation structures

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addressing business issues, including environmental and social issues, when they have the potential to materially impact company reputation and performance

There should be clear definitions of the role of the board, the committees of the board and senior management such that the responsibilities of each are well understood and accepted. Companies should report publicly the approach taken to governance (including in relation to board structure) and why this approach is in the best interest of shareholders. We will seek to engage with the appropriate directors where we have concerns about the performance of the board or the company, the broad strategy of the company, or the performance of individual board members.
BlackRock believes that directors should stand for re-election on a regular basis. We assess directors nominated for election or re-election in the context of the composition of the board as a whole. There should be detailed disclosure of the relevant credentials of the individual directors in order for shareholders to assess the caliber of an individual nominee. We expect there to be a sufficient number of independent directors on the board to ensure the protection of the interests of all shareholders. Common impediments to independence may include but are not limited to:
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current or former employment at the company or a subsidiary within the past several years

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being, or representing, a shareholder with a substantial shareholding in the company

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interlocking directorships

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having any other interest, business or other relationship which could, or could reasonably be perceived to, materially interfere with the director’s ability to act in the best interests of the company

BlackRock believes that the operation of the board is enhanced when there is a clearly independent, senior non-executive director to chair it or, where the chairman is also the CEO (or is otherwise not independent), an independent lead director. The role of this director is to enhance the effectiveness of the independent members of the board through shaping the agenda, ensuring adequate information is provided to the board and encouraging independent participation in board deliberations. The lead independent board director should be available to shareholders in those situations where a director is best placed to explain and justify a company’s approach.
To ensure that the board remains effective, regular reviews of board performance should be carried out and assessments made of gaps in skills or experience amongst the members. BlackRock believes it is beneficial for new directors to be brought onto the board periodically to refresh the group’s thinking and to ensure both continuity and adequate succession planning. In identifying potential candidates, boards should take into consideration the multiple dimensions of diversity, including personal factors such as gender, ethnicity, and age; as well as professional characteristics, such as a director’s industry, area of expertise, and geographic location. The board should review these dimensions of the current directors and how they might be augmented by incoming directors. We believe that directors are in the best position to assess the optimal size for the board, but we would be concerned if a board seemed too small to have an appropriate balance of directors or too large to be effective.
There are matters for which the board has responsibility that may involve a conflict of interest for executives or for affiliated directors. BlackRock believes that shareholders’ interests are best served when the board forms committees of fully independent directors to deal with such matters. In many markets, these committees of the board specialize in audit, director nominations and compensation matters. An ad hoc committee might also be formed to decide on a special transaction, particularly one with a related party or to investigate a significant adverse event.
Auditors and audit-related issues
BlackRock recognizes the critical importance of financial statements, which should provide a true and fair picture of a company’s financial condition. We will hold the members of the audit committee or equivalent responsible for overseeing the management of the audit function. We take particular note of cases involving significant financial restatements or ad hoc notifications of material financial weakness.
The integrity of financial statements depends on the auditor being free of any impediments to being an effective check on management. To that end, we believe it is important that auditors are, and are seen to be, independent. Where the audit firm provides services to the company in addition to the audit, the fees earned should be disclosed and explained. Audit committees should have in place a procedure for assessing annually the independence of the auditor.

Capital structure, mergers, asset sales and other special transactions
The capital structure of a company is critical to its owners, the shareholders, as it impacts the value of their investment and the priority of their interest in the company relative to that of other equity or debt investors. Pre-emptive rights are a key protection for shareholders against the dilution of their interests.
Effective voting rights are central to the rights of ownership and we believe strongly in one vote for one share as a guiding principle that supports good corporate governance. Shareholders, as the residual claimants, have the strongest interest in protecting company value, and voting power should match economic exposure.
We are concerned that the creation of a dual share class may result in an over-concentration of power in the hands of a few shareholders, thus disenfranchising other shareholders and amplifying the potential conflict of interest, which the one share, one vote principle is designed to mitigate. However, we recognize that in certain circumstances, companies may have a valid argument for dual-class listings, at least for a limited period of time. We believe that such companies should review these dual-class structures on a regular basis or as company circumstances change. Additionally, they should receive shareholder approval of their capital structure on a periodic basis via a management proposal in the company’s proxy. The proposal should give unaffiliated shareholders the opportunity to affirm the current structure or establish mechanisms to end or phase out controlling structures at the appropriate time, while minimizing costs to shareholders.
In assessing mergers, asset sales or other special transactions, BlackRock’s primary consideration is the long-term economic interests of shareholders. Boards proposing a transaction need to clearly explain the economic and strategic rationale behind it. We will review a proposed transaction to determine the degree to which it enhances long-term shareholder value. We would prefer that proposed transactions have the unanimous support of the board and have been negotiated at arm’s length. We may seek reassurance from the board that executives’ and/or board members’ financial interests in a given transaction have not adversely affected their ability to place shareholders’ interests before their own. Where the transaction involves related parties, we would expect the recommendation to support it to come from the independent directors and it is good practice to be approved by a separate vote of the non-conflicted shareholders.
BlackRock believes that shareholders have a right to dispose of company shares in the open market without unnecessary restriction. In our view, corporate mechanisms designed to limit shareholders’ ability to sell their shares are contrary to basic property rights. Such mechanisms can serve to protect and entrench interests other than those of the shareholders. We believe that shareholders are broadly capable of making decisions in their own best interests. We expect any so-called ‘shareholder rights plans’ proposed by a board to be subject to shareholder approval upon introduction and periodically thereafter for continuation.
Compensation and benefits
BlackRock expects a company’s board of directors to put in place a compensation structure that incentivizes and rewards executives appropriately and is aligned with shareholder interests, particularly generating sustainable long-term shareholder returns. We would expect the compensation committee to take into account the specific circumstances of the company and the key individuals the board is trying to incentivize. We encourage companies to ensure that their compensation plans incorporate appropriate and challenging performance conditions consistent with corporate strategy and market practice. We use third party research, in addition to our own analysis, to evaluate existing and proposed compensation structures. We hold members of the compensation committee or equivalent board members accountable for poor compensation practices or structures.
BlackRock believes that there should be a clear link between variable pay and company performance that drives shareholder returns. We are not supportive of one-off or special bonuses unrelated to company or individual performance. We acknowledge that the use of peer group evaluation by compensation committees can help ensure competitive pay; however we are concerned when increases in total compensation at a company are justified solely on peer benchmarking rather than outperformance. We support incentive plans that foster the sustainable achievement of results relative to competitors. The vesting timeframes associated with incentive plans should facilitate a focus on long-term value creation. We believe consideration should be given to building claw back provisions into incentive plans such that executives would be required to forgo rewards when they are not justified by actual performance. Compensation committees should guard against contractual arrangements that would entitle executives to material compensation for early termination of their contract. Finally, pension contributions and other deferred compensation arrangements should be reasonable in light of market practice.
Non-executive directors should be compensated in a manner that is commensurate with the time and effort expended in fulfilling their professional responsibilities. Additionally, these compensation arrangements should not risk compromising their independence or aligning their interests too closely with those of the management, whom they are charged with overseeing.

Environmental and social issues
It is within this context of our fiduciary duty to clients that we undertake our investment stewardship activities. Sound practices in relation to the material environmental and social (“E&S”) factors inherent in the business model can be a signal of operational excellence and management quality.
BlackRock expects companies to identify and report on the material, business-specific E&S risks and opportunities and to explain how these are managed. This explanation should make clear how the approach taken by the company best serves the interests of shareholders and protects and enhances the long-term economic value of the company. E&S factors are material if they are core to how the business operates. The key performance indicators in relation to E&S factors should also be disclosed and performance against them discussed, along with any peer group benchmarking and verification processes in place. This helps shareholders assess how well management is dealing with the material E&S factors relevant to the business. Any generally recognized best practices and reporting standards adopted by the company should also be discussed in this context.
We do not see it as our role to make social or political judgments on behalf of clients. Our consideration of these E&S factors is consistent with protecting the long-term economic interest of our clients’ assets. We expect investee companies to comply, at a minimum, with the laws and regulations of the jurisdictions in which they operate. They should explain how they manage situations where local laws or regulations that significantly impact the company’s operations are contradictory or ambiguous to global norms.
Given that E&S factors are often not issues on which a shareholder votes, we will engage directly with the board or management. Engagement on a particular E&S factor is based on our assessment that there are potential material economic ramifications for shareholders over the long-term.
We may vote against the election of directors where we have concerns that a company might not be dealing with material E&S factors appropriately. Sometimes we may reflect such concerns by supporting a shareholder proposal on the issue, where there seems to be either a significant potential threat or realized harm to shareholders’ interests caused by poor management of E&S factors. In deciding our course of action, we will assess whether the company has already taken sufficient steps to address the concern and whether there is a clear and material economic disadvantage to the company if the issue is not addressed.
General corporate governance matters and shareholder protections
BlackRock believes that shareholders have a right to timely and detailed information on the financial performance and viability of the companies in which they invest. In addition, companies should also publish information on the governance structures in place and the rights of shareholders to influence these. The reporting and disclosure provided by companies help shareholders assess whether their economic interests have been protected and the quality of the board’s oversight of management. We believe shareholders should have the right to vote on key corporate governance matters, including changes to governance mechanisms, to submit proposals to the shareholders’ meeting and to call special meetings of shareholders.
BlackRock’s oversight of its investment stewardship activities
Oversight
We hold ourselves to a very high standard in our investment stewardship activities, including proxy voting. This function is executed by a team called BlackRock Investment Stewardship (“BIS”) which is comprised of BlackRock employees who do not have other responsibilities other than their roles in BIS. BIS is considered an investment function. The team does not have sales responsibilities.
BlackRock maintains three regional advisory committees (“Stewardship Advisory Committees”) for (a) the Americas; (b) Europe, the Middle East and Africa (“EMEA”); and (c) Asia-Pacific, generally consisting of senior BlackRock investment professionals and/or senior employees with practical boardroom experience. The regional Stewardship Advisory Committees review and advise on amendments to the proxy voting guidelines covering markets within each respective region (“Guidelines”).
In addition to the regional Stewardship Advisory Committees, the Investment Stewardship Global Oversight Committee (“Global Committee”) is a risk-focused committee, comprised of senior representatives from various BlackRock investment teams, BlackRock’s Deputy General Counsel, the Global Head of Investment Stewardship (“Global Head”), and other senior executives with relevant experience and team oversight.

The Global Head has primary oversight of the activities of BIS, including voting in accordance with the Guidelines, which require the application of professional judgment and consideration of each company’s unique circumstances. The Global Committee reviews and approves amendments to these Global Corporate Governance & Engagement Principles. The Global Committee also reviews and approves amendments to the regional Guidelines, as proposed by the regional Stewardship Advisory Committees.
In addition, the Global Committee receives and reviews periodic reports regarding the votes cast by BIS, as well as regular updates on material process issues, procedural changes and other risk oversight considerations. The Global Committee reviews these reports in an oversight capacity as informed by the BIS corporate governance engagement program and Guidelines.
BIS carries out engagement with companies, monitors and executes proxy votes, and conducts vote operations (including maintaining records of votes cast) in a manner consistent with the relevant Guidelines. BIS also conducts research on corporate governance issues and participates in industry discussions to keep abreast of important developments in the corporate governance field. BIS may utilize third parties for certain of the foregoing activities and performs oversight of those third parties. BIS may raise complicated or particularly controversial matters for internal discussion with the relevant investment teams and/or refer such matters to the appropriate regional Stewardship Advisory Committees for review, discussion and guidance prior to making a voting decision.
Vote execution
We carefully consider proxies submitted to funds and other fiduciary account(s) (“Fund” or “Funds”) for which we have voting authority. BlackRock votes (or refrains from voting) proxies for each Fund for which we have voting authority based on our evaluation of the best long-term economic interests of shareholders, in the exercise of our independent business judgment, and without regard to the relationship of the issuer of the proxy (or any shareholder proponent or dissident shareholder) to the Fund, the Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates, or BlackRock employees (see “Conflicts management policies and procedures”, below).
When exercising voting rights, BlackRock will normally vote on specific proxy issues in accordance with the Guidelines for the relevant market. The Guidelines are reviewed regularly and are amended consistent with changes in the local market practice, as developments in corporate governance occur, or as otherwise deemed advisable by BlackRock’s Stewardship Advisory Committees. BIS may, in the exercise of their professional judgment, conclude that the Guidelines do not cover the specific matter upon which a proxy vote is required or that an exception to the Guidelines would be in the best long-term economic interests of BlackRock’s clients.
In the uncommon circumstance of there being a vote with respect to fixed income securities or the securities of privately held issuers, the decision generally will be made by a Fund’s portfolio managers and/or BIS based on their assessment of the particular transactions or other matters at issue.
In certain markets, proxy voting involves logistical issues which can affect BlackRock’s ability to vote such proxies, as well as the desirability of voting such proxies. These issues include but are not limited to: (i) untimely notice of shareholder meetings; (ii) restrictions on a foreigner’s ability to exercise votes; (iii) requirements to vote proxies in person; (iv) “share-blocking” (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting); (v) potential difficulties in translating the proxy; (vi) regulatory constraints; and (vii) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions. We are not supportive of impediments to the exercise of voting rights such as shareblocking or overly burdensome administrative requirements.
As a consequence, BlackRock votes proxies on a “best-efforts” basis. In addition, BIS may determine that it is generally in the best interests of BlackRock’s clients not to vote proxies if the costs (including but not limited to opportunity costs associated with shareblocking constraints) associated with exercising a vote are expected to outweigh the benefit the client would derive by voting on the proposal.
Portfolio managers have full discretion to vote the shares in the Funds they manage based on their analysis of the economic impact of a particular ballot item. Portfolio managers may from time to time reach differing views on how best to maximize economic value with respect to a particular investment. Therefore, portfolio managers may, and sometimes do, vote shares in the Funds under their management differently from one another. However, because BlackRock’s clients are mostly long-term investors with long-term economic goals, ballots are frequently cast in a uniform manner.

Conflicts management policies and procedures
BIS maintains the following policies and procedures that seek to prevent undue influence on BlackRock’s proxy voting activity. Such influence might stem from any relationship between the investee company (or any shareholder proponent or dissident shareholder) and BlackRock, BlackRock’s affiliates, a Fund or a Fund’s affiliates, or BlackRock employees. The following are examples of sources of perceived or potential conflicts of interest:
•
BlackRock clients who may be issuers of securities or proponents of shareholder resolutions

•
BlackRock business partners or third parties who may be issuers of securities or proponents of shareholder resolutions

•
BlackRock employees who may sit on the boards of public companies held in Funds managed by BlackRock

•
Significant BlackRock, Inc. investors who may be issuers of securities held in Funds managed by BlackRock

•
Securities of BlackRock, Inc. or BlackRock investment funds held in Funds managed by BlackRock

•
BlackRock, Inc. board members who serve as senior executives of public companies held in Funds managed by BlackRock

BlackRock has taken certain steps to mitigate perceived or potential conflicts including, but not limited to, the following:
•
Adopted the Guidelines which are designed to protect and enhance the economic value of the companies in which BlackRock invests on behalf of clients.

•
Established a reporting structure that separates BIS from employees with sales, vendor management or business partnership roles. In addition, BlackRock seeks to ensure that all engagements with corporate issuers, dissident shareholders or shareholder proponents are managed consistently and without regard to BlackRock’s relationship with such parties. Clients or business partners are not given special treatment or differentiated access to BIS. BIS prioritizes engagements based on factors including but not limited to our need for additional information to make a voting decision or our view on the likelihood that an engagement could lead to positive outcome(s) over time for the economic value of the company. Within the normal course of business, BIS may engage directly with BlackRock clients, business partners and/or third parties, and/or with employees with sales, vendor management or business partnership roles, in discussions regarding our approach to stewardship, general corporate governance matters, client reporting needs, and/or to otherwise ensure that proxy-related client service levels are met.

•
Determined to engage, in certain instances, an independent fiduciary to vote proxies as a further safeguard to avoid potential conflicts of interest, to satisfy regulatory compliance requirements, or as may be otherwise required by applicable law. In such circumstances, the independent fiduciary provides BlackRock’s proxy voting agent with instructions, in accordance with the Guidelines, as to how to vote such proxies, and BlackRock’s proxy voting agent votes the proxy in accordance with the independent fiduciary’s determination. BlackRock uses an independent fiduciary to vote proxies of  (i) any company that is affiliated with BlackRock, Inc., (ii) any public company that includes BlackRock employees on its board of directors, (iii) The PNC Financial Services Group, Inc., (iv) any public company of which a BlackRock, Inc. board member serves as a senior executive, and (v) companies when legal or regulatory requirements compel BlackRock to use an independent fiduciary. In selecting an independent fiduciary, we assess several characteristics, including but not limited to: independence, an ability to analyze proxy issues and vote in the best economic interest of our clients, reputation for reliability and integrity, and operational capacity to accurately deliver the assigned votes in a timely manner. We may engage more than one independent fiduciary, in part in order to mitigate potential or perceived conflicts of interest at an independent fiduciary. The Global Committee appoints and reviews the performance of the independent fiduciar(ies), generally on an annual basis.

When so authorized, BlackRock acts as a securities lending agent on behalf of Funds. With regard to the relationship between securities lending and proxy voting, BlackRock’s approach is driven by our clients’ economic interests. The decision whether to recall securities on loan to vote is based on a formal analysis of the revenue producing value to clients of loans, against the assessed economic value of casting votes. Generally, we expect that the likely economic value to clients of casting votes would be less than the securities lending income, either because, in our assessment, the resolutions being voted on will not have significant economic consequences or because the outcome would not be affected by BlackRock recalling loaned securities in order to vote. BlackRock also may, in our discretion, determine that the value of voting outweighs the cost of recalling shares, and thus recall shares to vote in that instance.

Periodically, BlackRock reviews our process for determining whether to recall securities on loan in order to vote and may modify it as necessary.
Voting guidelines
The issue-specific Guidelines published for each region/country in which we vote are intended to summarize BlackRock’s general philosophy and approach to issues that may commonly arise in the proxy voting context in each market where we invest. These Guidelines are not intended to be exhaustive. BIS applies the Guidelines on a case-by-case basis, in the context of the individual circumstances of each company and the specific issue under review. As such, these Guidelines do not indicate how BIS will vote in every instance. Rather, they share our view about corporate governance issues generally, and provide insight into how we typically approach issues that commonly arise on corporate ballots.
Reporting and vote transparency
We inform clients about our engagement and voting policies and activities through direct communication and through disclosure on our website. Each year we publish an annual report, an annual engagement and voting statistics report, and our full voting record to our website. On a quarterly basis, we publish regional reports which provide an overview of our investment stewardship engagement and voting activities during the quarter, including market developments, speaking engagements, and engagement and voting statistics. Additionally, we make public our market-specific voting guidelines for the benefit of clients and companies with whom we engage.

BOSTON PARTNERS GLOBAL INVESTORS, INC.
WPG PARTNERS
May, 2019
PROXY VOTING POLICY AND PROCEDURES SUMMARY
The Boston Partners Governance Committee (the “Committee”) is responsible for administering and overseeing Boston Partners’ proxy voting process. The Committee makes decisions on proxy policy, establishes formal Proxy Voting Policies (the “Policies”) and updates the Policies as necessary, but no less frequently than annually. In addition, the Committee, in its sole discretion, delegates certain functions to internal departments and/or engage third-party vendors to assist in the proxy voting process. Finally, selected members of the Committee will be responsible for evaluating and resolving conflicts of interest relating to Boston Partners’ proxy voting process.
To assist Boston Partners in carrying out our responsibilities with respect to proxy activities, the firm has engaged Institutional Shareholder Services Inc. (“ISS”), a third-party corporate governance research service, which is registered as an investment adviser. ISS receives all proxy-related materials for securities held in client accounts and votes the proposals in accordance with Boston Partners’ Policies. While Boston Partners may consider ISS’s recommendations on proxy issues, Boston Partners bears ultimate responsibility for proxy voting decisions. ISS also provides recordkeeping and vote-reporting services.
How Boston Partners Votes
In determining how proxies should be voted, Boston Partners primarily focuses on maximizing the economic value of its clients’ investments. In the case of social and political responsibility issues that, in its view, do not primarily involve financial considerations, it is Boston Partners’ objective to support shareholder proposals that it believes promote good corporate citizenship.
Boston Partners has identified for ISS certain routine issues that enable them to vote in a consistent manner with regard to those proposals. In addition, Boston Partners has outlined certain procedures for addressing non-routine issues. Although Boston Partners has instructed ISS to vote in accordance with the Policies, Boston Partners retains the right to deviate from the Policies if, in its estimation, doing so would be in the best interest of clients. Boston Partners refrains from voting proxies where it is unable or unwilling to do so because of legal or operational difficulties or because it believes the administrative burden and/or associated cost exceeds the expected benefit to a client.
Conflicts
ISS is a third-party service provider engaged to make recommendations and to vote proxies in accordance with the Policies. Because Boston Partners votes proxies based on predetermined Policies, Boston Partners believes clients are sufficiently insulated from any actual or perceived conflicts Boston Partners may encounter between its interests and those of its clients. However, Boston Partners may deviate from the Policies in certain circumstances or its Policies may not address certain proxy voting proposals. If a member of Boston Partners’ research or portfolio management team recommends that it vote a particular proxy proposal in a manner inconsistent with the Policies or if its Policies do not address a particular proposal, Boston Partners will adhere to certain procedures designed to ensure that the decision to vote the particular proxy proposal is based on the best interest of Boston Partners’ clients. In summary, these procedures require the individual requesting a deviation from the Policies to complete a Conflicts Questionnaire (the “Questionnaire”) along with written documentation of the economic rationale supporting the request. The Questionnaire seeks to identify possible relationships with the parties involved in the proxy that may not be readily apparent. Based on the responses to the Questionnaire, the Committee (or a subset of the Committee) will determine whether it believes a material conflict of interest is present. If a material conflict of interest is found to exist, Boston Partners will vote in accordance with the instructions of the client, seek the recommendation of an independent third party or resolve the conflict in such other manner as Boston Partners believes is appropriate, including by making its own determination that a particular vote is, notwithstanding the conflict, in the best interest of clients.
Disclosures
A copy of Boston Partners’ Proxy Voting Procedures, as updated from time to time, as well as information regarding the voting of securities for a client account is available upon request from your Boston Partners relationship manager. For general inquires, contact (617) 832-8153.

BRANDYWINE GLOBAL INVESTMENT MANAGEMENT, LLC
Proxy Voting
I.
Client Accounts for which Brandywine Global Votes Proxies

Brandywine Global Investment Management, LLC (“Brandywine Global”) shall vote proxies for each client account for which the client:
(i)
has specifically authorized Brandywine Global to vote proxies in the applicable investment management agreement or other written instrument; or

(ii)
without specifically authorizing Brandywine Global to vote proxies, has granted general investment discretion to Brandywine Global in the applicable investment management agreement.

Also, Brandywine Global shall vote proxies for any employee benefit plan client subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), unless the investment management agreement specifically reserves the responsibility for voting proxies to the plan trustees or other named fiduciary.
At or prior to inception of each client account, Brandywine Global shall determine whether it has proxy voting authority over such account.
II.
General Principles

In exercising discretion to vote proxies for securities held in client accounts, Brandywine Global is guided by general fiduciary principles. Brandywine Global’s goal in voting proxies is to act prudently and solely in the best economic interest of its clients for which it is voting proxies. In furtherance of such goal, Brandywine Global will vote proxies in a manner that Brandywine Global believes will be consistent with efforts to maximize shareholder values. Brandywine Global does not exercise its proxy voting discretion to further policy, political or other issues that have no connection to enhancing the economic value of the client’s investment.
III.
How Brandywine Global Votes Proxies

Appendix A sets forth general guidelines considered by Brandywine Global and its portfolio management teams in voting common proxy items.
In the case of a proxy issue for which there is a stated position set forth in Appendix A, Brandywine Global generally votes in accordance with the stated position. In the case of a proxy issue for which there is a list of factors set forth in Appendix A that Brandywine Global considers in voting on such issue, Brandywine Global considers those factors and votes on a case-by-case basis in accordance with the general principles described in Section II. In the case of a proxy issue for which there is no stated position or list of factors set forth in Appendix A that Brandywine Global considers in voting on such issue, Brandywine Global votes on a case-by-case basis in accordance with the general principles described in Section II.
The general guidelines set forth in Appendix A are not binding on Brandywine Global and its portfolio management teams, but rather are intended to provide an analytical framework for the review and assessment of common proxy issues. Such guidelines can always be superseded by a portfolio management team based on the team’s assessment of the proxy issue and determination that a vote that is contrary to such general guidelines is in the best economic interests of the client accounts for which the team is responsible. Different portfolio management teams may vote differently on the same issue based on their respective assessments of the proxy issue and determinations as to what is in the best economic interests of client accounts for which they are responsible. In addition, a team may adopt proxy voting policies that supplement these policies and procedures.
In the case of Taft-Hartley clients, Brandywine Global will comply with a client direction to vote proxies in accordance with Glass Lewis & Co. PVS Proxy Voting Guidelines, which Glass Lewis & Co. represents to be fully consistent with AFL-CIO guidelines.
IV.
Use of an Independent Proxy Service Firm

Brandywine Global may contract with an independent proxy service firm to provide Brandywine Global with information and/or recommendations with regard to proxy votes. Any such information and/or recommendations will be made available to Brandywine Global’s portfolio management teams, but Brandywine Global and its portfolio management teams are not required to follow any recommendation furnished by such service provider. The use of an independent proxy service firm to provide proxy voting information and/or recommendations does not relieve Brandywine Global of its responsibility for any proxy votes.

With respect to any independent proxy service firm engaged by Brandywine Global to provide Brandywine Global with information and/or recommendations with regard to proxy votes, Brandywine Global’s Proxy Administrator shall periodically review and assess such firm’s policies, procedures and practices with respect to the disclosure and handling of conflicts of interest as well as obtain an annual certificate from the firm that its conflict procedures have been implemented.
V.
Conflict of Interest Procedures

In furtherance of Brandywine Global’s goal to vote proxies in the best interests of clients, Brandywine Global follows procedures designed to identify and address material conflicts that may arise between the interests of Brandywine Global and its employees and those of its clients before voting proxies on behalf of such clients. Conflicts of interest may arise both at the firm level and as a result of an employee’s personal relationships or circumstances.
(1)
Procedures for Identifying Conflicts of Interest

Brandywine Global relies on the procedures set forth below to seek to identify conflicts of interest with respect to proxy voting.
A.
Brandywine Global’s Compliance Department annually requires each Brandywine Global employee, including those involved in proxy voting decisions (“Voting Persons”), to complete a questionnaire designed to elicit information that may reveal potential conflicts between the employee’s interests and those of Brandywine Global clients.

B.
Brandywine Global treats significant client relationships as creating a conflict of interest for Brandywine Global in voting proxies with respect to securities issued by such client or its known affiliates.

C.
As a general matter, Brandywine Global takes the position that relationships between a non-Brandywine Global Legg Mason business unit and an issuer (e.g., investment management relationship between an issuer and a non-Brandywine Global Legg Mason investment adviser affiliate) do not present a conflict of interest for Brandywine Global in voting proxies with respect to such issuer because Brandywine Global operates as an independent business unit from other Legg Mason business units and because of the existence of informational barriers between Brandywine Global and certain other Legg Mason business units.

(2)
Procedures for Assessing Materiality of Conflicts of Interest

A.
All potential conflicts of interest identified pursuant to the procedures outlined in Section V.(1)A. must be brought to the attention of the Investment Committee for resolution.

B.
The Investment Committee shall determine whether a conflict of interest is material. A conflict of interest shall be considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, Brandywine Global’s decision-making in voting the proxy. All materiality determinations will be based on an assessment of the particular facts and circumstances. A written record of all materiality determinations made by the Investment Committee shall be maintained.

C.
If it is determined by the Investment Committee that a conflict of interest is not material, Brandywine Global may vote proxies following normal processes notwithstanding the existence of the conflict.

(3)
Procedures for Addressing Material Conflicts of Interest

A.
If it is determined by the Investment Committee that a conflict of interest is material, the Investment Committee shall determine an appropriate method or combination methods to resolve such conflict of interest before the proxy affected by the conflict of interest is voted by Brandywine Global. Such determination shall be based on the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc. Such methods may include:

(i)
confirming that the proxy will be voted in accordance with a stated position or positions set forth in Appendix A;

(ii)
confirming that the proxy will be voted in accordance with the recommendations of an independent proxy service firm retained by Brandywine Global;

(iii)
in the case of a conflict of interest resulting from a particular employee’s personal relationships or circumstances, removing such employee from the decision-making process with respect to such proxy vote;

(iv)
disclosing the conflict to clients and obtaining their consent before voting;

(v)
suggesting to clients that they engage another party to vote the proxy on their behalf; or

(vi)
such other method as is deemed appropriate given the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc.

B.
A written record of the method used to resolve a material conflict of interest shall be maintained.

VI.
Other Considerations

In certain situations, Brandywine Global may decide not to vote proxies on behalf of a client account for which it has discretionary voting authority because Brandywine Global believes that the expected benefit to the client account of voting shares is outweighed by countervailing considerations (excluding the existence of a potential conflict of interest). Examples of situations in which Brandywine Global may determine not to vote proxies are set forth below.
(1)
Share Blocking

Proxy voting in certain countries requires “share blocking.” This means that shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (e.g. one week) with a designated depositary. During the blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to client accounts by the designated depositary. In deciding whether to vote shares subject to share blocking, Brandywine Global will consider and weigh, based on the particular facts and circumstances, the expected benefit to client accounts of voting in relation to the potential detriment to clients of not being able to sell such shares during the applicable period.
(2)
Securities on Loan

Certain clients of Brandywine Global, such as an institutional client or a registered investment company for which Brandywine Global acts as a sub-adviser, may engage in securities lending with respect to the securities in their accounts. Brandywine Global typically does not direct or oversee such securities lending activities. To the extent feasible and practical under the circumstances, Brandywine Global may request that the client recall shares that are on loan so that such shares can be voted if Brandywine Global believes that the expected benefit to the client of voting such shares outweighs the detriment to the client of recalling such shares (e.g., foregone income). The ability to timely recall shares for proxy voting purposes typically is not entirely within the control of Brandywine Global and requires the cooperation of the client and its other service providers. Under certain circumstances, the recall of shares in time for such shares to be voted may not be possible due to applicable proxy voting record dates and administrative considerations.
VII. Proxy Voting-Related Disclosures
(1)
Proxy Voting Independence and Intent

Brandywine Global exercises its proxy voting authority independently of other Legg Mason affiliated investment advisers. Brandywine Global and its employees shall not consult with or enter into any formal or informal agreements with Brandywine Global’s parent, Legg Mason, Inc., any other Legg Mason business unit, or any of their respective officers, directors or employees, regarding the voting of any securities by Brandywine Global on behalf of its clients.
Brandywine Global and its employees must not disclose to any person outside of Brandywine Global, including without limitation another investment management firm (affiliated or unaffiliated) or the issuer of securities that are the subject of the proxy vote, how Brandywine Global intends to vote a proxy without prior approval from Brandywine Global’s Chief Compliance Officer.
If a Brandywine Global employee receives a request to disclose Brandywine Global’s proxy voting intentions to, or is otherwise contacted by, another person outside of Brandywine Global (including an employee of another Legg Mason business unit) in connection with an upcoming proxy voting matter, the employee should immediately notify Brandywine Global’s Chief Compliance Officer.
If a Brandywine Global portfolio manager wants to take a public stance with regards to a proxy, the portfolio manager must consult with and obtain the approval of Brandywine Global’s Chief Compliance Officer before making or issuing a public statement.

(2)
Disclosure of Proxy Votes and Policy and Procedures

Upon Brandywine Global’s receipt of any oral or written client request for information on how Brandywine Global voted proxies for that client’s account, Brandywine Global must promptly provide the client with such requested information in writing.
Brandywine Global must deliver to each client, for which it has proxy voting authority, no later than the time it accepts such authority, a written summary of this Proxy Voting policy and procedures. This summary must include information on how clients may obtain information about how Brandywine Global has voted proxies for their accounts and must also state that a copy of Brandywine Global’s Proxy Voting policy and procedures is available upon request.
Brandywine Global must create and maintain a record of each written client request for proxy voting information. Such record must be created promptly after receipt of the request and must include the date the request was received, the content of the request, and the date of Brandywine Global’s response. Brandywine Global must also maintain copies of written client requests and copies of all responses to such requests.
VIII. Shareholder Activism and Certain Non-Proxy Voting Matters
In no event shall Brandywine Global’s possession of proxy voting authority obligate it to undertake any shareholder activism on behalf of a client. Brandywine Global may undertake such activism in connection with a proxy or otherwise if and to the extent that Brandywine Global determines that doing so is consistent with applicable general fiduciary principles, provided Brandywine Global has first obtained its Chief Compliance Officer’s approval of the proposed activism.
Absent a specific contrary written agreement with a client, Brandywine Global does not (1) render any advice to, or take any action on behalf of, clients with respect to any legal proceedings, including bankruptcies and shareholder litigation, to which any securities or other investments held in client account, or the issuers thereof, become subject, or (2) initiate or pursue legal proceedings, including without limitation shareholder litigation, on behalf of clients with respect to transactions or securities or other investments held in client accounts, or the issuers thereof. Except as otherwise agreed to in writing with a particular client, the right to take any action with respect to any legal proceeding, including without limitation bankruptcies and shareholder litigation, and the right to initiate or pursue any legal proceedings, including without limitation shareholder litigation, with respect to transactions or securities or other investments held in a client account is expressly reserved to the client.
IX.
Recordkeeping

In addition to all other records required by this Policy and Procedures, Brandywine Global shall maintain the following records relating to proxy voting:
 –
a copy of this Policy and Procedures, including any and all amendments that may be adopted;

 –
a copy of each proxy statement that Brandywine Global receives regarding client securities;

 –
a record of each vote cast by Brandywine Global on behalf of a client;

 –
documentation relating to the identification and resolution of conflicts of interest;

 –
any documents created by Brandywine Global that were material to a proxy voting decision or that memorialized the basis for that decision;

 –
a copy of each written client request for information on how Brandywine Global voted proxies on behalf of the client, and a copy of any written response by Brandywine Global to any (written or oral) client request for information on how Brandywine Global voted proxies on behalf of the requesting client; and

 –
records showing whether or not Brandywine Global has proxy voting authority for each client account.

All required records shall be maintained and preserved in an easily accessible place for a period of not less than six years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of Brandywine Global. Brandywine Global also shall maintain a copy of any proxy voting policies and procedures that were in effect at any time within the last five years.
To the extent that Brandywine Global is authorized to vote proxies for a United States registered investment company, Brandywine Global shall maintain such records as are necessary to allow such fund to comply with its recordkeeping, reporting and disclosure obligations under applicable laws, rules and regulations.

In lieu of keeping copies of proxy statements, Brandywine Global may rely on proxy statements filed on the EDGAR system as well as on third party records of proxy statements if the third party provides an undertaking to provide copies of such proxy statements promptly upon request. Brandywine Global may rely on a third party to make and retain, on Brandywine Global’s behalf, records of votes cast by Brandywine Global on behalf of clients if the third party provides an undertaking to provide a copy of such records promptly upon request.

Appendix A
Proxy Voting Guidelines
Brandywine Global Diversified Portfolio Management Team
Proxy Voting Guidelines
Below are proxy voting guidelines that Brandywine Global’s Diversified Portfolio Management Team generally follows when voting proxies for securities held in client accounts. The Team may decide to deviate from these guidelines with respect to any one or more particular proxy votes, subject in all cases to the Team’s duty to act solely in the best interest of their client accounts holding the applicable security.
I.
Compensation

A.
We vote for non-employee director stock options, unless we consider the number of shares available for issue excessive. We may consider current and past stock option grants in determining whether the cumulative dilution is excessive.

B.
We vote for employee stock purchase programs. Normally, these programs allow all employees to purchase company stock at a price equal to 85% of current market price. Usually, we will still vote for these employee programs even if we vote against a non-employee or executive-only stock purchase program because of excessive dilution.

C.
We vote for compensation plans that are tied to the company achieving set profitability hurdles. Plans are structured this way to comply with IRS laws allowing for deductibility of management compensation exceeding $1 million.

D.
We vote against attempts to re-price options. Also, we vote against the re-election of incumbent Directors in the event of such a re-pricing proposal.

E.
We vote against attempts to increase incentive stock options available for issuance when the shares underlying such options would exceed 10% of the company’s outstanding shares.

F.
We vote against stock option plans allowing for stock options with exercise prices less than 100% of the stock’s price at the time of the option grant.

G.
We vote against stock option plans allowing for very large allocations to a single individual because we generally believe that stock option plans should provide for widespread employee participation.

H.
We vote against proposals to authorize or approve loans to company executives or Board members for personal reasons or for the purpose of enabling such persons to purchase company shares.

II.
Governance

A.
We vote for proposals to separate the Chief Executive Officer and Chairman of the Board positions.

B.
We vote against “catch-all” authorizations permitting proxy holders to conduct unspecified business that arises during shareholder meetings.

III.
Anti-Takeover

We vote against anti-takeover measures, including without limitation:
A.
Staggered Boards of Directors (for example, where 1∕3 of a company’s Board is elected each year rather than the entire Board each year).

B.
Super-Majority Voting Measures (for example, requiring a greater than 50% vote to approve takeovers or make certain changes).

C.
Poison Pills, which are special stock rights that go into effect upon a takeover offer or an outsider acquiring more than a specified percentage of a company’s outstanding shares.

IV.
Capital Structure

We vote against attempts to increase authorized shares by more than twice the number of outstanding shares unless there is a specific purpose for such increase given, such as a pending stock split or a corporate purchase using shares, and we determine that increasing authorized shares for such purpose is appropriate. Generally, we believe it is better to use shares to pay for acquisitions when they are trading at higher values than when they are trading at or near historical lows. The dilution effect is less.

V.   Business Management
We generally vote against shareholder resolutions focused on strategy or policy issues (for example, a proposal that a company adopt the internationally recognized standards on emissions from …). We generally prefer not to dictate to companies on matters of business strategy. As long as the company is operating responsibly, we believe management’s role is to make these decisions.
Corporate Actions:
The purpose of this informational is to allow Corporate Action personnel, along with members of Brandywine, to better understand the functions of the Corporate Actions area. In addition, this guide will aid in understanding the responsibilities and procedures, coupled with the theory behind the most common corporate action types.
Critical Success Factors
Provide exceptional quality service to our internal and external clients.
(1)
Process Corporate Actions in a timely manner with 100% accuracy.

(2)
Follow quality control procedures to ensure proper assessment for unprocessed actions.

(3)
Educate clients on the theory behind Corporate Actions including the process.

(4)
Continuously evaluate our procedures and implement improvements as necessary.

(5)
Solicit from PM’s/Analyst’s voluntary elections and respond to the custodian banks by the specified deadline.

(6)
Leverage existing and future technology resources to increase efficiency, productivity and accuracy.

(7)
Strive to continually enhance the lines of communication with all clients.

(8)
Always think outside the box, when performing the daily process.

(9)
Display professionalism through all levels of the company.

What is a Corporate Action?
•
A change in the traded security of a company, which materially affects how a security trades and becomes valued.

•
News of a corporate action has the impact to move the market.

•
In addition, a corporate action can have an immense impact to the holders of a security. There are many reasons why a company elects to undergo a corporate action.

•
You will learn about the various types of actions seen in the market, stemming from the most commonly seen actions, and moving on to complex actions, more prevalently seen in the international arena.

Goal:
To process all actions on effective date with 100% accuracy.
C/A Classification
Mandatory Actions
•
A mandatory action has a set date, called the effective date, to which it will occur in the market. In a mandatory action, there is no type of election to be made. This type of action will go through unless circumstances arise hindering the completion.

•
Stock splits, Stock dividends, Cash dividends, Bonus issues, Rights issues, Name changes, Mergers, and Spin-offs.

Voluntary Actions
•
This type of action calls for an option to be made by the holder of the security. Shareholders are required to make an election of either taking up certain options, or if applicable, taking no action.

•
Tender offers, Dissenters Rights, Odd lot offers, elections on rights, and cash/stock options.

Basic Premise
Market Value Test (MVT)
•
The market value test is a valuation test comparing the close price the day prior and the open price of a security on its effective date, while incorporating the terms.

•
The most important idea to gather from performing the market value test is when a corporate action occurs on its ex-date, there should not be any change in the market value from the day before to the day of an action.

Typically, you should not see a variance of more than positive or negative 10% when completing the market value test. In other words, the market value of the shares you held the night before the effective date should not increase or decrease by 10% based on how the security opens in trading. A number outside the variance may be due to an additional asset not incorporated into the calculation, or possibly the numbers computed may be incorrect. If all the terms have been accounted for, but the variance is outside the 10% range, the next step to do is a MVT based off of the closing prices. It is possible the open may have not properly reflected the action, and could have adjusted itself by the close price.
The idea of having no real movement in market value in the market value test is one of the most difficult to understand yet one of the most important ideas to grasp. You can use this check when looking at the terms of the most complicated spin-offs or mergers. Essentially if you have a drop in a security, you need to see some sort of additional asset making up for the loss in market value. An easy way of understanding the MVT is to remember that you are taking what you had, against what you are keeping, and what you are getting. This three-step mindset will always help in identifying the assets involved in an action.
Types of Corporate Actions (The following is a list of the most common corporate actions seen in the market place.)
(1)
Stock split

(2)
Stock dividend

(3)
Cash dividend

(4)
Bonus issue

(5)
Rights issue

(6)
Mergers

(7)
Spin-off

(8)
Name Change

(9)
Ticker/Identifier Change

Explanation
An explanation of the listed corporate actions are detailed on the following pages. You will find an example of how the valuation is performed in association with the action type. In addition, there will be screen prints courtesy of Bloomberg© as to what to expect when researching actions. It is imperative when learning about the various actions, that one references the notes regarding the MVT for a more in-depth valuation understanding.

Stock split
An increase in the number of shares outstanding for a given corporation, without any change to the market value of the security. When the stock split becomes effective, the share position held increases based on the terms of the action. Consequentially the price of the security per share will decrease.
Reasoning Typically, the reasoning behind a company conducting a stock split is mainly to attract more small investors. This allows small investors to purchase shares of the company at a more affordable price per share.
Important ideas
When a stock split occurs, the shareholder will only be affected by the number of shares held. Neither the cost basis nor the market value is affected by the action. Essentially, the price of the stock will reflect the occurrence of the action, by a dropping in price.
Reverse Stock split
A reverse stock split acts in the opposite manner, as does a regular stock split. The difference lies in the shares outstanding decreasing instead of increasing. Given the total number of shares outstanding decreasing, the result is a price per share increasing.
Reasoning
From a companies perspective, a reverse stock split is done if the per share value becomes too low, and it is the opinion of the company to raise the stock price in order to attract new investors.
Cash Dividend
A payment of cash resulting from the cash flow of operations in the form of a dividend. This cash payment is paid to shareholders at the companies’ discretion.
Reasoning
The dividend is given in the form of a rate per share. Typically, companies in the mature stage of their lifecycle pay opt to pay dividends.
Stock dividend
A stock dividend is a dividend payment in the form of additional shares, rather than cash. Typically you will notice a stock dividend paying out a ratio of less than 5%.
Reasoning
The distribution of additional stock rather than cash becomes more attractive since it allows the company to conserve its cash for business operations.
Bonus issue
A bonus issue is identical to a stock dividend but is more prevalent when dealing with international securities. Moreover, it occurs when the payout is greater than 5%.
Important Points
When a stock split, stock dividend, or bonus issue occurs, the market reflects the action by way of a change in the traded price. This important point reiterates the idea that the market value before and after the effective date should not change. The shareholder is only seeing an adjustment to the number of shares held, not the cost basis or market value.

Merger
A merger is two or more companies coming together to form one new entity. Typically the acquirer looks to take control by purchasing a majority of the shares outstanding in the target company. An offer is usually given to shareholders in excess of the current MV of the shares. This is done by offering shares either of the acquiring company, a cash rate, or a combination of both.
Spin-Off
A company elects to sell a portion of their business or subsidiary from its company, by issuing shares of the new entity. Shareholders in the parent company receive shares in the new company by way of a given share ratio.
Rights issue
When a rights issue occurs, shareholders initially receive an asset, rights, which entitle the holder to purchase additional shares typically of the parent company. The rate to which the additional shares are purchased is based on a discounted subscription price, along with a share ratio.
Options given to Right holders
Exercise – Right holders elect to receive the resultant asset based on a given set of subscription terms.
– In order to exercise, the Analyst/PM looks to see what the valuation difference between exercising and selling the rights.
Sell
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If the rights are traded in the market, the holder can elect to have the rights sold.

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The cash received results from the proceeds of the sale of rights.

Lapse
•
If there is no value found for the rights, whether traded or intrinsic, the rights may automatically be written off the books.

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This is a simple accounting method of writing off worthless assets.

Redemption Rights issue
The same basis found in a regular rights issue can be used in this case. The difference lies in the right holder given the option to have their existing position in the parent sold, rather than the option of subscribing to receive additional shares. The price to sell the security is typically higher than the traded market value.
Options to Right Holders
The same options suffice:
•
Exercise Shares held in the issuing security are purchased from the shareholder at a rate typically higher than the market traded price.

•
Sell Rights can be sold in the market with the proceeds being cash

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Lapse if no value is found, the rights can be written off.

Name Change
A name change occurs at the discretion of the company with shareholder approval. This is most common if the company is involved in a pending merger.

Ticker Change
Tickers or Symbols are an alphabetic denominated identifier attached to each security. Companies have the option to change their market ticker.
Identifier Change
Securities have a total of three different numeric identifiers to which segregate each other. – CUSIP (Identifies US traded securities) – Sedol (Identifies Foreign traded securities) – ISIN (Identifies all global traded securities)
Process
Daily Work Flow Chart
Pending Corporate Actions
•
Bank Notices-Sort all bank notices.

•
Pending List-Update spreadsheet with all upcoming actions.

Mandatory Actions
•
Research C/A notifications

•
Processing of Corporate Action

•
Process C/A on ex date if applicable.

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Verification w/Bloomberg Systems

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Notify Eagle of actions processed.

Voluntary Actions
•
Send Voluntary Actions to PM/Analyst

•
Restrict any Vol. Actions tendered.

•
Monitor Voluntary Actions

Detailed Daily Work Flow
1.
Notices

•
Corporate action notifications are facilitated from our custodian banks’ to Brandywine by way of fax, email or through corporate action websites. These notifications must be reviewed immediately once received.

•
It becomes imperative for the associate to address any actions with near term deadlines or effective dates, placed on the highest priority.

2.
Pending List

•
The purpose of this list is to keep track of the upcoming corporate actions, and is divided by classification of actions. It is sorted by either the effective date for Mandatory actions, or the response deadline for Voluntary actions.

•
Electronic folders are used to create files for new corporate actions. Each folder should contain all bank notifications for all accounts affected, including an Eagle screen print of all the holders of the affected security.

•
Any repeated bank notice should also be filed.

3.
Bamware

•
New corporate actions falling in the realm of mergers, tender offers, or spin-offs, and in the small cap arena, should be updated on Bamware under the Mergers and Acquisitions screen. The procedures are as follows:

•
Logon to Bamware

•
Click on transactions Ë Mergers & Acquisitions Ë type ticker.

•
The next step is to fill in information relative to the action. You will only need to fill in as much information as is given. When asked a “yes” or “no” question, you should type: 0=no-1=yes

4.
File

5.
Once the bank notices have been placed on the pending list, and organized in each respective electronic folder, the actions are filed alphabetically according to type – mandatory or voluntary. Processing of Corporate Actions (Mandatory Actions)

•
As a guard against missing corporate actions on their effective date, it is necessary to view the Pending list on a daily basis. Reference the tabs marked Mandatory and Voluntary.

•
Stock splits, stock dividends, CUSIP changes, and Name changes are the only action types, automatically processed on the system.

•
Even if the action is automatically processed on the system, every action needs to be verified with the market place for accuracy. When an action gets processed, the file requires the following information:

•
Bank notice

•
Bloomberg screen prints (DES, CACS, CN, GPO) c) Market Value tested)

•
When an action is completed, it must be placed on the Month End C/A, for the month it is processed. This spreadsheet lists and separates all actions processed for each month by the fund affected. There are separate instructions on how to utilize the spreadsheet

•
Finally, the file should be checked, and placed in the file cabinet labeled “Completed C/A.”

•
Additionally, all Analysts and PM’s need to be notified via email of the actions processed.

Procedures for Voluntary Actions
All information must be presented to the portfolio manager/analyst including all relevant materials such as outside sources and valuation spreadsheets. Possible research sources that should be utilized include Bloomberg, in order to gather news stories and action information, bank notices, company website info, and a list of all the accounts affected. It is imperative to send all information to the PM at least 3 days prior to the banks’ response deadline. This will allow the PM adequate time to research any additional information needed for his investment decision. Once the PM returns his election, it must immediately be forwarded to the respective custodian banks, by way of the proper facilities measures already set in place. The bank notifications typically should have attached a sheet detailing how many shares we hold in each account (must verify if correct), in addition to giving the election option to either tender shares, or take no action. You need to reference the bank contact list to verify which fax number, email or website to send the response to. If the PM elects to take no action, you need not go any further. The decision sheet is kept in the electronic file. If they elect to take up the offer, you must make restrictions on the traders selling the small or large cap security on both Charles River and Eagle, respectively.
The corporate action file should include printed copies of the information sent to the PM, along with his response, including all valuation spreadsheets presented. At this point, it is the responsibility of corporate actions to monitor the action on a daily basis for any indication of the completion of the offer. Voluntary actions require the following conditions for approval:
(i)
shareholder approval

(ii)
regulatory/court approval

In addition, voluntary actions may be placed on certain restrictions whereby it may require a certain percentage of shareholders to accept the offer in order for completion. Typically the terminology to look for, when researching news stories, especially with foreign securities is unconditional or wholly unconditional. One rule of thumb to note, if we are guaranteed to get our resulting asset, be it cash or stock, the action is most likely complete or very near to being complete. Once the market has announced the completion of the action, the terms can then be reflected and processed onto the system.

Cost Allocation
Provides a method of allocating cost when a new asset is received in the case of a spin-off or rights issue. A new asset received must have cost allocated from the parent security. This calculation can only be performed on the effective date of the action, when the market has closed trading. The cost allocation is done in order to give cost to the resulting asset. If this is not done, the resulting asset will have an unrealized gain of 100%. This is not proper accounting.
On the flip side, if no cost is allocated, the unrealized gain on the parent security will be at a negative with the drop in market value.

FRONTIER CAPITAL MANAGEMENT COMPANY, LLC
PROXY VOTING STATEMENT AND GUIDELINES
As an investment adviser and fiduciary of client assets, Frontier Capital Management Company, LLC (“Frontier”) utilizes proxy voting policies and procedures intended to pursue its clients’ best interest by protecting the value of clients’ investments. Frontier recognizes that proxies have an economic value. In voting proxies, we seek to both maximize the long-term value of our clients’ assets and to cast votes that we believe to be fair and in the best interest of the affected client(s). Proxies are considered client assets and are managed with the same care, skill and diligence as all other client assets. These written proxy policies and procedures are designed to reasonably ensure that Frontier votes proxies in the best interest of clients for whom Frontier has voting authority.
Arrangements with Outside Firms
Frontier has contracted with a third party vendor (the “proxy vendor”) to provide vote recommendations according to a set of pre-determined proxy voting policy guidelines. Frontier has also contracted with the proxy vendor to act as agent for the proxy voting process and to maintain records on proxy voting for our clients. The vendor has represented to Frontier that it uses its best efforts to ensure that its proxy voting recommendations are in accordance with these policies as well as relevant requirements of the ERISA and the U.S. Department of Labor’s interpretations thereof.
There may be occasional circumstances in which Frontier exercises its voting discretion. Frontier’s action in these cases is described in the Conflicts of Interest section of these policies and procedures.
Proxy Voting Committee
Frontier has a Proxy Voting Committee (the “Committee”) that is responsible for deciding what is in the best interest of clients when determining how proxies are voted. The Committee is comprised of the Chief Compliance Officer, the Operations Manager, and one or more Portfolio Managers. The Committee performs the following tasks in satisfying its responsiblity:
•
Reviews annually, and revises as necessary, this Proxy Voting Statement and Guidelines (the “Proxy Statement”);

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Reviews annually all proxy votes taken to determine if those votes were consistent with the Proxy Statement, including any votes where Frontier determined it had a material conflict of interest;

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Reviews annually the proxy vendor’s proxy voting policies to determine that they continue to be consistent with the Proxy Statement and reasonably designed to be in the best interests of Frontier’s clients; and

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Reviews and approves as necessary any changes to the proxy vendor’s proxy voting policies.

Determination and Execution of Discretionary Authority
Except where the contract is silent, each client will designate in its investment management contract whether it would like to retain proxy voting authority or delegate that authority to Frontier. If a client contract is silent on whether the client delegates proxy voting authority to Frontier, Frontier will be implied to have proxy voting authority.
Frontier will not neglect its proxy voting responsibilities, but Frontier may abstain from voting if it deems that abstaining is in its Clients’ best interests. For example, Frontier may be unable to vote securities that have been lent by the custodian.
Proxy voting process
Absent specific Client instructions, Frontier generally votes Client proxies according to recommendations made by the proxy vendor. Proxies ballots received from the proxy vendor, together with the voting recommendation from the proxy vendor, are sent by Operations to an investment professional for deliberation. Investment professionals wishing to deviate from these recommendations must provide the CCO with a written explanation of the reason for the deviation, as well as a representation that the Employee and Frontier are not conflicted in making the chosen voting decision.
Any attempt to influence the proxy voting process by Issuers or others not identified in these policies and procedures must also be promptly reported to the CCO. Similarly, any Client’s attempt to influence proxy voting with respect to other Clients’ securities should be promptly reported to the CCO.

Conflicts of Interest
As noted, Frontier has adopted the proxy vendor’s proxy voting guidelines. The adoption of these proxy voting guidelines provides pre-determined policies for voting proxies and is thus designed to remove conflicts of interest. Examples of such conflicts are when we vote a proxy solicited by an issuer who is a client of ours or with whom we have another business or personal relationship that may affect how we vote on the issuer’s proxy. The intent of this policy is to remove any discretion that Frontier may have to interpret how to vote proxies in cases where Frontier has a material conflict of interest or the appearance of a material conflict of interest.
Although under normal circumstances Frontier is not expected to exercise its voting discretion or to override the vendor, the CCO will monitor any situation where Frontier wishes to exercise its discretion. In these situations, the CCO will consider whether Frontier has a material conflict of interest. If the Committee determines that a material conflict exists, Frontier will vote the proxy using either of the following two methods: (a) we will follow the recommendations of the proxy vendor; or (b) we will not take into consideration the relationship that gave rise to the conflict and will vote the proxy in the best interest of our clients. If the CCO determines that a material conflict does not exist, then we may vote the proxy in our discretion. The Committee reviews annually all votes cast where Frontier determined it had material conflict of interest.
Proxy Vendor Oversight
Changes to Proxy Vendor Proxy Voting Policies and Guidelines
The proxy vendor notifies Frontier of any material changes to its proxy voting polices and guidelines. On an annual basis, the proxy vendor distributes its updated guidelines to Frontier.
New Account Setup
As part of the account setup process, Client Services will review a new investment advisory agreement to determine if Frontier has voting authority. If voting authority has been granted, Operations will provide the proxy vendor with the required instructions to set up the new account. On the following business day, Operations will review the proxy vendor’s systems to confirm the account was setup in accordance with Frontier’s instructions.
Account Reconciliations
On a periodic basis, the proxy vendor will provide Frontier with a list of Frontier clients for which the proxy vendor is voting. This is designed to ensure that the proxy vendor is voting for all clients for whom Frontier retains voting authority. In that regard, Frontier will conduct a periodic reconciliation between its records and the proxy vendor’s records.
Initial and Periodic Due Diligence of Proxy Vendors
When considering whether to retain or continue retaining Frontier’s proxy vendor to provide research or voting recommendations, Frontier will consider factors such as the following:
•
The proxy vendor’s capacity and competency to adequately analyze the matters for which the investment adviser is responsible for voting;

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The adequacy and quality of the proxy vendor’s personnel, processes, and technology;

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The adequacy of the proxy vendor’s process for seeking timely input from issuers and proxy vendor clients with respect to proxy voting policies, methodologies, and peer group constructions, including for “say-on-pay” votes;

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The adequacy of the proxy vendor’s disclosures regarding its methodologies for formulating voting recommendations and, in making such recommendations, whether it uses any third-party information;

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The proxy vendor’s policies and procedures for identifying and addressing conflicts of interest; and

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The proxy vendor’s policies and procedures for implementing an investment adviser’s proxy voting instructions, if any.

Votes Cast Other than According to the Proxy Vendor’s Pre-Determined Policies
Frontier’s CCO, who is also the General Counsel, will periodically confirm that all documentation regarding any decisions to vote other than according to the proxy vendor’s pre-determined policies are accurate and complete.
Client Disclosure
Clients may obtain information about how Frontier voted proxies for securities held in their account(s) by contacting Frontier at (617) 261-0777.
Upon a client’s request, the proxy agent will provide Frontier with the following information:
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the name of the issuer of the portfolio security

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the ticker symbol of the security

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the CUSIP of the security

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the shareholder meeting date

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a description of the matter voted on

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whether the matter was proposed by the issuer or by a security holder

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whether the account voted on the matter

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how each proxy proposal was voted (e.g., for or against the proposal, abstain; for or withhold authority regarding election of directors)

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whether the vote that was cast was for or against management’s recommendation

Recordkeeping
Frontier will maintain in an easily accessible place for a period of six years, the first two years in an appropriate Frontier office, the following documents (except documents maintained on Frontier’s behalf by the proxy agent as specifically noted below):
•
Frontier’s proxy voting policies and procedures and the proxy voting guidelines.

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proxy statements received regarding client securities, which Frontier may satisfy by relying on the proxy agent, on Frontier’s behalf, to retain a copy of each proxy statement;

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records of votes cast on behalf of its clients, which Frontier may satisfy by relying on the proxy agent to retain, on Frontier’s behalf, a record of the vote cast;

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a copy of any document created by Frontier personnel that was material to making a decision on how to vote proxies on behalf of a client or that memorialized the basis for that decision; and

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a copy of each written client request for information on how Frontier voted proxies on behalf of the client, and a copy of any written response by Frontier to any written or oral client request for information on how Frontier voted proxies on behalf of the requesting client.

HARRIS ASSOCIATES L.P.
PROXY VOTING POLICIES, GUIDELINES, AND PROCEDURES
I.
PROXY VOTING POLICY

Harris Associates L.P. (“Harris”, “the Firm” or “we”) believes that proxy voting rights are valuable portfolio assets and an important part of our investment process, and we exercise our voting responsibilities as a fiduciary solely with the goal of serving the best interests of our clients in their capacity as shareholders of a company. As an investment manager, Harris is primarily concerned with maximizing the value of its clients’ investment portfolios. Harris has long been active in voting proxies on behalf of shareholders in the belief that the proxy voting process is a significant means of addressing crucial corporate governance issues and encouraging corporate actions that are believed to enhance shareholder value. We have a Proxy Voting Committee comprised of investment professionals that reviews and recommends policies and procedures regarding our proxy voting and ensures compliance with those policies.
The proxy voting guidelines below summarize Harris’ position on various issues of concern to investors and give a general indication of how proxies on portfolio securities will be voted on proposals dealing with particular issues. We will generally vote proxies in accordance with these guidelines, except as otherwise determined by the Proxy Voting Committee, unless the client has specifically instructed us to vote otherwise. These guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies vary, there may be instances when Harris may not vote in strict adherence to these guidelines. Our investment professionals, as part of their ongoing review and analysis of all portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Voting Committee if they believe the economic interests of shareholders may warrant a vote contrary to these guidelines. In such cases, the Proxy Voting Committee will determine how the proxies will be voted.
In determining the vote on any proposal, the Proxy Voting Committee will consider the proposal’s expected impact on shareholder value and will not consider any benefit to Harris, its employees, its affiliates or any other person, other than benefits to the owners of the securities to be voted, as shareholders.
Harris considers the reputation, experience and competence of a company’s management when it evaluates the merits of investing in a particular company, and we invest in companies in which we believe management goals and shareholder goals are aligned. When this happens, by definition, voting with management is generally the same as voting to maximize the expected value of our investment. Accordingly, on most issues, our votes are cast in accordance with management’s recommendations. This does not mean that we do not care about corporate governance. Rather, it is confirmation that our process of investing with shareholder aligned management is working. Proxy voting is not always black and white, however, and reasonable people can disagree over some matters of business judgment. When we believe management’s position on a particular issue is not in the best interests of our clients, we will vote contrary to management’s recommendation.
II.
VOTING GUIDELINES

The following guidelines are grouped according to the types of proposals generally presented to shareholders.
Board of Directors Issues
Harris believes that boards should have a majority of independent directors and that audit, compensation and nominating committees should generally consist solely of independent directors.
1. Harris will normally vote in favor of the directors recommended by the issuer’s board provided that a majority of the board would be independent. If the board does not have a majority of independent directors, Harris will normally vote in favor of the independent directors and against the non-independent directors.
2. Harris will normally vote in favor of proposals to require a majority of directors to be independent.

3. Harris will normally vote against proposals that mandate an independent board chairman.1
4. Harris will normally vote in favor of proposals that audit, compensation and nominating committees consist solely of independent directors, and will vote against the election of non-independent directors who serve on those committees.
5. Harris will normally vote in favor of proposals regarding director indemnification arrangements.
6. Harris will normally vote against proposals advocating classified or staggered boards of directors.
7. Harris will normally vote in favor of proposals requiring a majority vote for directors.
8. Harris will normally vote in favor of proposals requiring the separation of the Chairman and Chief Executive Officer positions.
Auditors
Harris believes that the relationship between an issuer and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities such as financial statement preparation and tax-related services that do not raise any appearance of impaired independence.
1. Harris will normally vote in favor of ratification of auditors selected by the board or audit committee, subject to the above.
2. Harris will normally vote against proposals to prohibit or limit fees paid to auditors for all non-audit services, subject to the above.
3. Harris will normally vote in favor of proposals to prohibit or limit fees paid to auditors for general management consulting services other than auditing, financial statement preparation and controls, and tax-related services.
Equity Based Compensation Plans
Harris believes that appropriately designed equity-based compensation plans approved by shareholders can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. However, we are opposed to plans that substantially dilute our ownership interest in the company, provide participants with excessive awards or have inherently objectionable structural features.
1. Harris will normally vote against such plans where total potential dilution (including all equity-based plans) exceeds 15% of shares outstanding.
2. Harris will normally vote in favor of plans where total potential dilution (including all equity-based plans) does not exceed 15% of shares outstanding.
3. Harris will normally vote in favor of proposals for an annual shareholder advisory vote on executive compensation.
4. Harris will normally vote in favor of advisory votes to ratify named executive officer compensation.
5. Harris will normally vote in favor of proposals to require expensing of options.
6. Harris will normally vote against proposals to permit repricing of underwater options.
7. Harris will normally vote against shareholder proposals that seek to limit directors’ compensation to common stock.
8. Harris will normally vote in favor of proposals for employee stock purchase plans, so long as shares purchased through such plans are sold at no less than 85% of current market value.
9. Harris will normally vote against proposals that prohibit the automatic vesting of equity awards upon a change of control.

1
Harris has an existing guideline that states that we will normally vote in favor of proposals requiring the separation of the Chairman and Chief Executive Officer positions. This supplemental guideline is not intended to change the existing guideline, but recognizes that a Chairman may be separate but not deemed independent (for example, a former executive of the company).

Corporate Structure and Shareholder Rights
Harris generally believes that all shareholders should have an equal voice and that barriers which limit the ability of shareholders to effect change and to realize full value are not desirable.
1. Harris will normally vote in favor of proposals to authorize the repurchase of shares.
2. Harris will normally vote against proposals creating or expanding supermajority voting rights.
3. Harris will normally vote against the adoption of anti-takeover measures.
4. Harris will normally vote in favor of proposals for stock splits and reverse stock splits.
5. Harris will normally vote against proposals to authorize different classes of stock with different voting rights.
6. Harris will normally vote against proposals to increase authorized shares with preemptive rights if the increase is greater than 100% of currently issued shares.
7. Harris will normally vote for proposals to increase authorized shares with preemptive rights if the increase is less than 100% of currently issued shares.
8. Harris will normally vote for proposals to amend articles, bylaws or charters to reduce the ownership threshold for shareholders to call special meetings if either (a) management recommends voting for the proposal or (b) the qualifying ownership threshold is 25% of the voting shares.
9. Harris will normally vote against proposals to provide the right to act by written consent to shareholders unless management recommends voting for the proposal.
10. Harris will normally vote against proposals to increase authorized shares without preemptive rights if the increase is greater than 20% of currently issued shares.
11. Harris will normally vote for proposals to increase authorized shares without preemptive rights if the increase is less than 20% of currently issued shares.
Proxy Access Proposals
Harris will normally vote in favor of proxy access proposals if either (a) management recommends voting in favor of the proposal or (b) the proposal meets all of the following criteria:
•
The shareholders making the proposal have an ownership threshold of 5% of the voting power

•
The shareholders making the proposal each have 3 years of continuous ownership

•
The proposal does not exceed a cap on shareholder nominees of 25% of the board

•
The proposal does not exceed a limit of 20 on the number of shareholders permitted to form a nominating group

Routine Corporate Matters
Harris will generally vote in favor of routine business matters such as approving a motion to adjourn the meeting, declaring final payment of dividends, approving a change in the annual meeting date and location, approving the minutes of a previously held meeting, receiving consolidated financial statements, change of corporate name and similar matters. However, to the extent that the voting recommendation of Institutional Shareholder Services (“ISS”) opposes the issuer’s management on the routine matter, the proposal will be submitted to the Proxy Voting Committee for determination.
Social Responsibility Issues
Harris believes that matters related to a company’s day-to-day business operations are primarily the responsibility of management and should be reviewed and supervised solely by the company’s board of directors. Harris is focused on maximizing long-term shareholder value and will typically vote against shareholder proposals requesting that a company disclose or amend certain business practices unless we believe a proposal would have a substantial positive economic impact on the company.

Certain Other Issues
Harris may also maintain Supplemental Proxy Voting Guidelines to address certain proposals that are not as enduring as those listed above, but yet may be presented repeatedly by issuers during a given proxy season. For example, companies in a particular industry or country may be affected by a change in the law that requires them to submit a one-time proxy proposal during the proxy season. The Proxy Voting Committee will determine which proposals will be included on the list of Supplemental Proxy Voting Guidelines, and will update the list as needed. The Proxy Voting Committee will provide the list to research analysts and the Proxy Administrator.
III.
VOTING SHARES OF FOREIGN ISSUERS

Because foreign issuers are incorporated under the laws of countries outside the United States, protection for and disclosures to shareholders may vary significantly from jurisdiction to jurisdiction. Laws governing foreign issuers may, in some cases, provide substantially less protection for shareholders. As a result, the foregoing guidelines, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for foreign issuers. Harris will generally vote proxies of foreign issuers in accordance with the foregoing guidelines where appropriate. On occasion, the proxy statements of foreign issuers may lack disclosure or transparency with respect to a significant element(s) for consideration (e.g., names of directors, targets for incentive plans, etc.), which may be a sufficient basis for voting contrary to the foregoing guidelines. If an analyst decides to vote contrary to guidelines solely due to the lack of disclosure or transparency, then the matter need not be submitted to the Proxy Voting Committee for approval. The basis for such a decision to vote contrary to a guideline pursuant to the aforementioned reason(s) shall be appropriately documented.
In some non-U.S. jurisdictions, sales of securities voted may be prohibited for some period of time, usually between the record and meeting dates (“share blocking”). Since these time periods are usually relatively short in light of our long-term investment strategy, in most cases, share blocking will not impact our voting decisions. However, there may be occasions where the loss of investment flexibility resulting from share blocking will outweigh the benefit to be gained by voting.
IV.
BANK HOLDING COMPANY ACT COMPLIANCE

Harris is an indirect subsidiary of Natixis Investment Managers, L.P., which is an indirect subsidiary of Natixis Investment Managers S.A., an international asset management group based in Paris, France. Natixis Investment Managers S.A. is in turn owned by Natixis, a French investment banking and financial services firm. Natixis is principally owned by BPCE, France’s second largest banking group.
Natixis is subject to certain U.S. banking laws, including the Bank Holding Company Act of 1956, as amended (the “BHC Act”) and to regulation and supervision by the Board of Governors of the Federal Reserve System (the “Federal Reserve”) due to Natixis’ U.S. bank branch operations. The BHC Act generally prohibits Natixis and its direct and indirect subsidiaries, including Harris, in the aggregate from owning or controlling or holding sole voting discretion with respect to 5% or more of any class of voting stock of any U.S. bank holding company, savings and loan holding company or insured depository institution (a “U.S. Banking Organization”) without prior approval from the Federal Reserve. In the absence of measures to eliminate Harris’ voting authority over securities of certain U.S. Banking Organizations, the foregoing limits could have an adverse effect on Harris’ ability to manage clients’ investment portfolios by restricting Harris’ ability to make investments, or impact the size of an investment in, and/or impose maximum holding periods on shares of voting securities of such U.S. Banking Organizations.
Upon notification by Natixis that its aggregate control of such securities is approaching the 5% ownership limit established by the BHC Act, Harris could be required to relinquish its proxy voting responsibilities to ISS, such that ISS will vote in accordance with ISS’s standard Proxy Voting Guidelines over securities issued by U.S. Banking Organizations identified by Harris (a “Vote Divestiture Event”). Pursuant to a Vote Divestiture Event, Harris will not be able to override ISS’s vote. If, subsequent to a Vote Divestiture Event, Natixis’ aggregate control of such securities were to decrease to such a percentage where Harris determines to resume its control of proxy voting, while remaining in compliance with the BHC Act (a “Vote Return Event”), Harris would direct ISS in writing to return proxy voting responsibilities for the applicable U.S. Banking Organizations to Harris.
V.
CONFLICTS OF INTEREST

The Proxy Voting Committee, in consultation with the Legal and Compliance Departments, is responsible for monitoring and resolving possible material conflicts of interest with respect to proxy voting. A conflict of interest may exist, for example, when: (i) proxy votes regarding non-routine matters are solicited by an issuer who has an institutional separate account relationship with Harris or Harris is actively soliciting business from the issuer; (ii) when we are aware that a proponent of a proxy proposal has a business relationship with Harris or Harris is actively soliciting such business (e.g., an employee group for which Harris manages money); (iii) when we are aware that Harris has business relationships with participants in proxy contests, corporate directors or director candidates; or (iv) when we are aware that a Harris employee has a personal interest in the outcome of a particular matter before shareholders (e.g., a Harris executive has an immediate family member who serves as a director of a company). Any employee with knowledge of any conflict of interest relating to a particular proxy vote shall disclose that conflict to the Proxy Voting Committee. In addition, if any member of the Proxy Voting Committee has a conflict of interest, he or she will recuse himself or herself from any consideration of the matter, and an alternate member of the committee will act in his or her place.
Harris is committed to resolving any such conflicts in its clients’ collective best interest, and accordingly, we will vote pursuant to the Guidelines set forth in this Proxy Voting Policy when conflicts of interest arise. However, if we believe that voting in accordance with a Guideline is not in the best interest of our clients under the particular facts and circumstances presented, or if the proposal is not addressed by the Guidelines, then we will vote in accordance with the guidance of ISS. If ISS has not provided guidance with respect to the proposal or if we believe the recommendation of ISS is not in the best interests of our clients, then the Proxy Voting Committee will refer the matter to (1) the Executive Committee of the Board of Trustees of Harris Associates Investment Trust for a determination of how shares held in The Oakmark Funds will be voted, and (2) the Proxy Voting Conflicts Committee consisting of Harris’ General Counsel, Chief Compliance Officer (“CCO”) and Chief Financial Officer for a determination of how shares held in all other client accounts will be voted. Each of those committees will keep a written record of the basis for its decision.
VI.
VOTING PROCEDURES

The following procedures have been established with respect to the voting of proxies on behalf of all clients, including mutual funds advised by Harris, for which Harris has voting responsibility.
Proxy Voting Committee.   The Proxy Voting Committee (the “Committee”) is responsible for recommending proxy voting guidelines, establishing and maintaining policies and procedures for proxy voting, and ensuring compliance with these policies and procedures. At least annually, the Committee will review the adequacy of these policies, guidelines and procedures to help ensure they are implemented effectively and reasonably designed so that proxies are voted in the best interest of Harris’ clients. The review will be documented in the minutes of the Committee’s meetings.
The Committee consists of three investment professionals: two domestic research analysts and one international research analyst. Committee members serve for three years with members replaced on a rotating basis. New Committee members are nominated by the Committee and are normally approved by the Committee members at the annual Committee meeting. The Committee also has two alternate members (one domestic analyst and one international analyst) either of who may serve in the absence of a regular member of the Committee.
Proxy Administrator.   The Proxy Administrator is an employee of Harris reporting to the Senior Manager—Operations and is responsible for ensuring that all votes are placed with the proxy voting service provider and that all necessary records, as appropriate, are maintained reflecting such voting.
Proxy Voting Service Provider.   Harris has engaged ISS, an independent proxy voting service provider, to assist in voting proxies. ISS provides the Firm with information concerning shareholder meetings, electronic voting, recordkeeping and reporting services, research with respect to companies, and proxy voting guidance and recommendations.
In order to remain confident that ISS continues to have the capacity and competency to adequately analyze proxy issues, the Proxy Administrator will annually obtain and review ISS’ SOC Report, or similar attestation report, and current Form ADV. In addition, the Proxy Administrator shall periodically review ISS’ disclosures regarding its conflict of interests and forward any conflict that both (1) relates to issuers whose proxies Harris is currently reviewing and (2) involve a matter for which Harris would recommend a vote against the Proxy Voting Policies, Guidelines and Procedures to the General Counsel, or his/her designee, for review.
To the extent the Proxy Administrator or the General Counsel, or his/her designee, determine that a control deficiency, conflict of interest or other disclosure matter could materially impact the capacity or competency of ISS in connection with a matter for which Harris would recommend a vote against the Proxy Voting Policies, Guidelines and Procedures, he/she shall promptly report such determination to the Committee for review and further action, if any.
In the event an analyst, during the course of the analyst’s review of ISS’ proxy recommendation, uncovers a material factual error that causes the analyst to question ISS’ process for developing its recommendation, the analyst shall report the error to the Proxy Administrator. The Proxy Administrator, or his/her designee, will review the error and contact ISS to seek to reduce similar errors in the future. For purposes of this section, a material factual error means an error of fact that the analyst believes that if corrected would cause ISS to change its recommendation.

Voting Decisions.   As described in the Proxy Voting Policy above, the Firm has established proxy voting guidelines, including supplemental proxy voting guidelines, on various issues. We will generally vote proxies in accordance with these guidelines except as otherwise determined by the Proxy Voting Committee. The Proxy Administrator, or designated back-up, is responsible for alerting the Firm’s research analyst who follows the company about the proxy proposals. If the analyst believes the proxy should be voted in accordance with the Guidelines, he or she will vote the proposal accordingly and indicate his or her initials in the appropriate location of the electronic ballot and submit the vote for further processing by the Proxy Administrator. If the analyst believes the proxy should be voted contrary to the Guidelines, he or she will submit the proposal, along with his or her recommended vote and ISS’s recommended vote, if any, to the Proxy Voting Committee, which reviews the proposal and the analyst’s recommendation and makes a voting decision by majority vote. If a proposal is not explicitly addressed by the Guidelines but the analyst agrees with the voting recommendation of ISS regarding that proposal, he or she will vote the proxy in accordance with such recommendation and indicate his or her initials in the appropriate location of the electronic ballot and submit the vote for further processing by the Proxy Administrator. If a proposal is not explicitly addressed by the Guidelines and the analyst believes the proxy should be voted contrary to the ISS recommendation, he or she will submit the proposal, along with his or her recommended vote and ISS’s recommended vote to the Proxy Voting Committee, which reviews the proposal and the analyst’s recommendation and makes a voting decision by majority vote. If neither the Guidelines nor ISS address the proxy proposal, the analyst will submit the proposal and his or her recommended vote to the Proxy Voting Committee, which makes a voting decision by majority vote. That Proxy Voting Committee decision is reflected in the electronic ballot.
In the case where securities that are not on the Firm’s Approved Lists of domestic, international or small cap securities are held in managed accounts, the Proxy Administrator, or designated back-up, will vote all shares in accordance with the Firm’s guidelines or, if the guidelines do not address the particular issue, in accordance with the guidance of ISS.
In the case of a conflict of interest, the Proxy Administrator will vote in accordance with the procedures set forth in the Conflicts of Interest provisions described above.
Voting Ballots.   For shares held in The Oakmark Funds and other client accounts, the IT Department sends a daily holdings file to ISS detailing the holdings in the Funds and other client accounts. ISS is responsible for reconciling this information with the information it receives from the custodians and escalating any discrepancies to the attention of the Proxy Administrator. The Proxy Administrator works with ISS and custodians to resolve any discrepancies to ensure that all shares entitled to vote are voted.
Recordkeeping and Reporting.   Much of Harris’ recordkeeping and reporting is maintained electronically on ISS’s systems. In the event that records are not held electronically within ISS’s system, Harris will maintain records of proxy voting proposals received, records of votes cast on behalf of clients, and any documentation material to a proxy voting decision as required by law. Upon request, or on an annual basis for ERISA accounts, Harris will provide clients with the proxy voting record for that client’s account. In addition, annually, Harris will file with the U.S. Securities and Exchange Commission and make available on the Oakmark Funds’ website the voting record for the Oakmark Funds for the previous one-year period ended June 30th.
Compliance Testing.   The Compliance Department will conduct testing of these procedures periodically, based upon the outcome of the annual Compliance Risk Assessment Methodology for this area.

Approved by the Proxy Voting Committee on February 22, 2016
Amended 1/17/17, 8/18/17, 2/23/18, 2/28/19

HARRIS ASSOCIATES L.P.
SUPPLEMENTAL PROXY VOTING GUIDELINES
Effective February 2019
1. Harris will normally vote in accordance with the recommendations of Institutional Shareholder Services (“ISS”) with respect to the election of directors for Japanese companies.
2. For European companies, Harris will normally vote in favor of proposals for employee stock purchase plans, so long as shares purchased through such plans are sold at no less than 80% of current market value
3. Harris will normally vote in favor of the election of non-independent directors who serve on audit, compensation and nominating committees in cases where the director is deemed non-independent solely because of his or her tenure as a director or status as an employee or shareholder representative where such representatives are required by law to serve on such committees.1

1
Harris has an existing guideline that states that we will normally vote against the election of non-independent directors who serve on audit, compensation and nominating committees. We do not have a specific guideline that defines “independence”, and ISS defines independence differently depending on the market. For example, for many international markets (primarily in Europe), ISS considers a director to be non-independent after 12 years of service on a board. Additionally, a number of countries mandate by law that shareholder and employee representatives sit on the board and on special committees, and ISS deems these representatives to be non-independent. We believe that, in most cases, it is in the best interests of shareholders to have such individuals serve on these committees and that they should not be deemed non-independent under Harris’ guideline solely for these reasons.

INVESCO ADVISERS, INC.
PROXY VOTING GUIDELINES
Applicable to	All Advisory Clients, including the Invesco Funds
Risk Addressed by the Guidelines	Breach of fiduciary duty to client under Investment Advisers Act of 1940 by placing Invesco’s interests ahead of client’s best interests in voting proxies
Relevant Law and Other Sources	U.S. Investment Advisers Act of 1940, as amended
Last ☒ Reviewed ☒ Revised by Compliance for Accuracy	April 19, 2016
Guideline Owner	U.S. Compliance and Legal
Policy Approver	Invesco Advisers, Inc., Invesco Funds Board
Approved/Adopted Date	May 3 – 4, 2016
The following guidelines apply to all institutional and retail funds and accounts that have explicitly authorized Invesco Advisers, Inc. (“Invesco”) to vote proxies associated with securities held on their behalf  (collectively, “Clients”).
A. INTRODUCTION

Invesco Ltd. (“IVZ”), the ultimate parent company of Invesco, has adopted a global policy statement on corporate governance and proxy voting (the “Invesco Global Proxy Policy”). The policy describes IVZ’s views on governance matters and the proxy administration and governance approach. Invesco votes proxies by using the framework and procedures set forth in the Invesco Global Proxy Policy, while maintaining the Invesco-specific guidelines described below.
B. PROXY VOTING OVERSIGHT: THE MUTUAL FUNDS’ BOARD OF TRUSTEES

In addition to the Global Invesco Proxy Advisory Committee, the Invesco mutual funds’ board of trustees provides oversight of the proxy process through quarterly reporting and an annual in-person presentation by Invesco’s Global Head of Proxy Governance and Responsible Investment.
C. USE OF THIRD PARTY PROXY ADVISORY SERVICES

Invesco has direct access to third-party proxy advisory analyses and recommendations (currently provided by Glass Lewis (“GL”) and Institutional Shareholder Services, Inc. (“ISS”)), among other research tools, and uses the information gleaned from those sources to make independent voting decisions.
Invesco’s proxy administration team performs extensive initial and ongoing due diligence on the proxy advisory firms that it engages. When deemed appropriate, representatives from the proxy advisory firms are asked to deliver updates directly to the mutual funds’ board of trustees. Invesco conducts semi-annual, in-person policy roundtables with key heads of research from ISS and GL to ensure transparency, dialogue and engagement with the firms. These meetings provide Invesco with an opportunity to assess the firms’ capabilities, conflicts of interest and service levels, as well as provide investment professionals with direct insight into the advisory firms’ stances on key governance and proxy topics and their policy framework/methodologies. Invesco’s proxy administration team also reviews the annual SSAE 16 reports for, and the periodic proxy guideline updates published by, each proxy advisory firm to ensure that their guidelines remain consistent with Invesco’s policies and procedures. Furthermore, each proxy advisory firm completes an annual due diligence questionnaire submitted by Invesco, and Invesco conducts on-site due diligence at each firm, in part to discuss their responses to the questionnaire.
If Invesco becomes aware of any material inaccuracies in the information provided by ISS or GL, Invesco’s proxy administration team will investigate the matter to determine the cause, evaluate the adequacy of the proxy advisory firm’s control structure and assess the efficacy of the measures instituted to prevent further errors.
ISS and GL provide updates to previously issued proxy reports when necessary to incorporate newly available information or to correct factual errors. ISS also has a Feedback Review Board, which provides a mechanism for stakeholders to communicate with ISS about issues related to proxy voting and policy formulation, research, and the accuracy of data contained in ISS reports.

D. PROXY VOTING GUIDELINES

The following guidelines describe Invesco’s general positions on various common proxy issues. The guidelines are not intended to be exhaustive or prescriptive. Invesco’s proxy process is investor-driven, and each portfolio manager retains ultimate discretion to vote proxies in the manner that he or she deems to be the most appropriate, consistent with the proxy voting principles and philosophy discussed in the Invesco Global Proxy Policy. Individual proxy votes therefore will differ from these guidelines from time to time.
I. Corporate Governance
Management teams of companies are accountable to the boards of directors and directors of publicly held companies are accountable to shareholders. Invesco endeavors to vote the proxies of companies in a manner that will reinforce the notion of a board’s accountability. Consequently, Invesco generally votes against any actions that would impair the rights of shareholders or would reduce shareholders’ influence over the board.
The following are specific voting issues that illustrate how Invesco applies this principle of accountability.
Elections of directors
In uncontested director elections for companies that do not have a controlling shareholder, Invesco generally votes in favor of slates if they are comprised of at least a majority of independent directors and if the boards’ key committees are fully independent. Key committees include the audit, compensation and governance or nominating Committees. Invesco’s standard of independence excludes directors who, in addition to the directorship, have any material business or family relationships with the companies they serve. Contested director elections are evaluated on a case-by-case basis.
Director performance
Invesco generally withholds votes from directors who exhibit a lack of accountability to shareholders, either through their level of attendance at meetings or by adopting or approving egregious corporate-governance or other policies. In cases of material financial restatements, accounting fraud, habitually late filings, adopting shareholder rights plan (“poison pills”) without shareholder approval, or other areas of poor performance, Invesco may withhold votes from some or all of a company’s directors. In situations where directors’ performance is a concern, Invesco may also support shareholder proposals to take corrective actions, such as so-called “clawback” provisions.
Auditors and Audit Committee members
Invesco believes a company’s audit committee has a high degree of responsibility to shareholders in matters of financial disclosure, integrity of the financial statements and effectiveness of a company’s internal controls. Independence, experience and financial expertise are critical elements of a well-functioning audit committee. When electing directors who are members of a company’s audit committee, or when ratifying a company’s auditors, Invesco considers the past performance of the committee and holds its members accountable for the quality of the company’s financial statements and reports.
Majority standard in director elections
The right to elect directors is the single most important mechanism shareholders have to promote accountability. Invesco supports the nascent effort to reform the U.S. convention of electing directors, and generally votes in favor of proposals to elect directors by a majority vote.
Staggered Boards/Annual Election of Directors
Invesco generally supports proposals to elect each director annually rather than electing directors to staggered multi-year terms because annual elections increase a board’s level of accountability to its shareholders.
Supermajority voting requirements
Unless required by law in the state of incorporation, Invesco generally votes against actions that would impose any supermajority voting requirement, and generally supports actions to dismantle existing supermajority requirements.

Responsiveness of Directors
Invesco generally withholds votes for directors who do not adequately respond to shareholder proposals that were approved by a majority of votes cast the prior year.
Cumulative voting
The practice of cumulative voting can enable minority shareholders to have representation on a company’s board. Invesco generally supports proposals to institute the practice of cumulative voting at companies whose overall corporate-governance standards indicate a particular need to protect the interests of minority shareholders.
Proxy access
Invesco generally supports shareholders’ nominations of directors in the proxy statement and ballot because it increases the accountability of the board to shareholders. Invesco will generally consider the proposed minimum period of ownership (e.g., three years), minimum ownership percentage (e.g., three percent), limitations on a proponent’s ability to aggregate holdings with other shareholders and the maximum percentage of directors who can be nominated when determining how to vote on proxy access proposals.
Shareholder access
On business matters with potential financial consequences, Invesco generally votes in favor of proposals that would increase shareholders’ opportunities to express their views to boards of directors, proposals that would lower barriers to shareholder action and proposals to promote the adoption of generally accepted best practices in corporate governance. Furthermore, Invesco generally votes for shareholder proposals that are designed to protect shareholder rights if a company’s corporate governance standards indicate that such additional protections are warranted.
Exclusive Forum
Invesco generally supports proposals that would designate a specific jurisdiction in company bylaws as the exclusive venue for certain types of shareholder lawsuits in order to reduce costs arising out of multijurisdictional litigation.
II. Compensation and Incentives
Invesco believes properly constructed compensation plans that include equity ownership are effective in creating incentives that induce management and employees of companies to create greater shareholder wealth. Invesco generally supports equity compensation plans that promote the proper alignment of incentives with shareholders’ long-term interests, and generally votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features, and plans that appear likely to reduce the value of the Client’s investment.
Following are specific voting issues that illustrate how Invesco evaluates incentive plans.
Executive compensation
Invesco evaluates executive compensation plans within the context of the company’s performance under the executives’ tenure. Invesco believes independent compensation committees are best positioned to craft executive-compensation plans that are suitable for their company-specific circumstances. Invesco views the election of independent compensation committee members as the appropriate mechanism for shareholders to express their approval or disapproval of a company’s compensation practices. Therefore, Invesco generally does not support shareholder proposals to limit or eliminate certain forms of executive compensation. In the interest of reinforcing the notion of a compensation committee’s accountability to shareholders, Invesco generally supports proposals requesting that companies subject each year’s compensation record to an advisory shareholder vote, or so-called “say on pay” proposals.
Equity-based compensation plans
Invesco generally votes against plans that contain structural features that would impair the alignment of incentives between shareholders and management. Such features include the ability to reprice or reload options without shareholder approval, the ability to issue options below the stock’s current market price, or the ability automatically to replenish shares without shareholder approval.

Employee stock-purchase plans
Invesco generally supports employee stock-purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock is at most a 15 percent discount from the market price.
Severance agreements
Invesco generally votes in favor of proposals requiring advisory shareholder ratification of executives’ severance agreements. However, Invesco generally opposes proposals requiring such agreements to be ratified by shareholders in advance of their adoption. Given the vast differences that may occur in these agreements, some severance agreements are evaluated on an individual basis.
III. Capitalization
Examples of management proposals related to a company’s capital structure include authorizing or issuing additional equity capital, repurchasing outstanding stock, or enacting a stock split or reverse stock split. On requests for additional capital stock, Invesco analyzes the company’s stated reasons for the request. Except where the request could adversely affect the Client’s ownership stake or voting rights, Invesco generally supports a board’s decisions on its needs for additional capital stock. Some capitalization proposals require a case-by-case analysis. Examples of such proposals include authorizing common or preferred stock with special voting rights, or issuing additional stock in connection with an acquisition.
IV. Mergers, Acquisitions and Other Corporate Actions
Issuers occasionally require shareholder approval to engage in certain corporate actions such as mergers, acquisitions, name changes, dissolutions, reorganizations, divestitures and reincorporations and the votes for these types of corporate actions are generally determined on a case-by-case basis.
V. Anti-Takeover Measures
Practices designed to protect a company from unsolicited bids can adversely affect shareholder value and voting rights, and they potentially create conflicts of interests among directors, management and shareholders. Except under special issuer-specific circumstances, Invesco generally votes to reduce or eliminate such measures. These measures include adopting or renewing “poison pills”, requiring supermajority voting on certain corporate actions, classifying the election of directors instead of electing each director to an annual term, or creating separate classes of common or preferred stock with special voting rights. Invesco generally votes against management proposals to impose these types of measures, and generally votes for shareholder proposals designed to reduce such measures. Invesco generally supports shareholder proposals directing companies to subject their anti-takeover provisions to a shareholder vote.
VI. Environmental, Social and Corporate Responsibility Issues
Invesco believes that a company’s response to environmental, social and corporate responsibility issues and the risks attendant to them can have a significant effect on its long-term shareholder value. Invesco recognizes that to manage a corporation effectively, directors and management must consider not only the interest of shareholders, but also the interests of employees, customers, suppliers and creditors, among others. While Invesco generally affords management discretion with respect to the operation of a company’s business, Invesco will evaluate such proposals on a case-by-case basis and will vote proposals relating to these issues in a manner intended to maximize long-term shareholder value.
VII. Routine Business Matters
Routine business matters rarely have the potential to have a material effect on the economic prospects of Clients’ holdings, so Invesco generally supports a board’s discretion on these items. However, Invesco generally votes against proposals where there is insufficient information to make a decision about the nature of the proposal. Similarly, Invesco generally votes against proposals to conduct other unidentified business at shareholder meetings.
E. EXCEPTIONS

Client Maintains Right to Vote Proxies
In the case of institutional or sub-advised Clients, Invesco will vote the proxies in accordance with these guidelines and the Invesco Global Proxy Policy, unless the Client retains in writing the right to vote or the named fiduciary of a Client (e.g., the plan sponsor of an ERISA Client) retains in writing the right to direct the plan trustee or a third party to vote proxies.

Voting for Certain Investment Strategies
For cash sweep investment vehicles selected by a Client but for which Invesco has proxy voting authority over the account and where no other Client holds the same securities, Invesco will vote proxies based on ISS recommendations.
Funds of Funds
Some Invesco Funds offering diversified asset allocation within one investment vehicle own shares in other Invesco Funds. A potential conflict of interest could arise if an underlying Invesco Fund has a shareholder meeting with any proxy issues to be voted on, because Invesco’s asset-allocation funds or target-maturity funds may be large shareholders of the underlying fund. In order to avoid any potential for a conflict, the asset-allocation funds and target maturity funds vote their shares in the same proportion as the votes of the external shareholders of the underlying fund.
F. POLICIES AND VOTE DISCLOSURE

A copy of these guidelines, the Invesco Global Proxy Policy and the voting record of each Invesco Retail Fund are available on Invesco’s web site, www.invesco.com. In accordance with Securities and Exchange Commission regulations, all Invesco Funds file a record of all proxy-voting activity for the prior 12 months ending June 30th. That filing is made on or before August 31st of each year. In the case of institutional and sub-advised Clients, Clients may contact their client service representative to request information about how Invesco voted proxies on their behalf. Absent specific contractual guidelines, such requests may be made on a semi-annual basis.

Invesco’s Policy Statement on Global Corporate Governance and Proxy Voting
December, 2019
I. Guiding Principles and Philosophy
Public companies hold shareholder meetings, attended by the company’s executives, directors, and shareholders, during which important issues, such as appointments to the company’s board of directors, executive compensation, and auditors, are addressed and where applicable, voted on. Proxy voting gives shareholders the opportunity to vote on issues that impact the company’s operations and policies without being present at the meetings.
Invesco views proxy voting as an integral part of its investment management responsibilities and believes that the right to vote proxies should be managed with the same high standards of care and fiduciary duty to its clients as all other elements of the investment process. Invesco’s proxy voting philosophy, governance structure and process are designed to ensure that proxy votes are cast in accordance with clients’ best interests, which Invesco interprets to mean clients’ best economic interests, this Policy and the operating guidelines and procedures of Invesco’s regional investment centers.
Invesco investment teams vote proxies on behalf of Invesco-sponsored funds and both fund and non-fund advisory clients that have explicitly granted Invesco authority in writing to vote proxies on their behalf.
The proxy voting process at Invesco, which is driven by investment professionals, focuses on maximizing long-term value for our clients, protecting clients’ rights and promoting governance structures and practices that reinforce the accountability of corporate management and boards of directors to shareholders. Invesco takes a nuanced approach to voting and, therefore, many matters to be voted upon are reviewed on a case by case basis.
Votes in favor of board or management proposals should not be interpreted as an indication of insufficient consideration by Invesco fund managers. Such votes may reflect the outcome of past or ongoing engagement and active ownership by Invesco with representatives of the companies in which we invest.
II. Applicability of this Policy
This Policy sets forth the framework of Invesco’s corporate governance approach, broad philosophy and guiding principles that inform the proxy voting practices of Invesco’s investment teams around the world. Given the different nature of these teams and their respective investment processes, as well as the significant differences in regulatory regimes and market practices across jurisdictions, not all aspects of this Policy may apply to all Invesco investment teams at all times. In the case of a conflict between this Policy and the operating guidelines and procedures of a regional investment center the latter will control.
III. Proxy Voting for Certain Fixed Income, Money Market, Index and Legacy OppenheimerFunds Accounts
For proxies held by certain client accounts managed in accordance with fixed income, money market and index strategies (including exchange traded funds), and by accounts managed by legacy OppenheimerFunds investment teams (“legacy accounts”), Invesco will typically vote in line with the majority holder of the active-equity shares held by Invesco outside of those strategies and legacy accounts (“Majority Voting”). In this manner Invesco seeks to leverage the active-equity expertise and comprehensive proxy voting reviews conducted by teams employing active-equity strategies (other than legacy OppenheimerFunds investment teams), which typically incorporate analysis of proxy issues as a core component of the investment process. Portfolio managers for accounts employing Majority Voting still retain full discretion to override Majority Voting and to vote the shares as they determine to be in the best interest of those accounts, absent certain types of conflicts of interest, which are discussed elsewhere in this Policy. When there are no corresponding active-equity shares held by Invesco, the proxies for those strategies and legacy accounts will be voted in the following manner: (i) for U.S. issuers, in line with Invesco custom voting guidelines derived from the guidelines set forth below; and (ii) for non-U.S. issuers, in line with the recommendations of a third-party proxy advisory service.
IV. Conflicts of Interest
There may be occasions where voting proxies may present a real or perceived conflict of interest between Invesco, as investment manager, and one or more of Invesco’s clients or vendors. Under Invesco’s Code of Conduct, Invesco entities and individuals are strictly prohibited from putting personal benefit, whether tangible or intangible, before the interests of clients. “Personal benefit” includes any intended benefit for Invesco, oneself or any other individual, company, group or organization of any kind whatsoever, except a benefit for the relevant Invesco client.
Firm-level Conflicts of Interest

A conflict of interest may exist if Invesco has a material business relationship with, or is actively soliciting business from, either the company soliciting a proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote (e.g., issuers that are distributors of Invesco’s products, or issuers that employ Invesco to manage portions of their retirement plans or treasury accounts). Invesco’s proxy governance team maintains a list of all such issuers for which a conflict of interest exists.
If the proposal that gives rise to the potential conflict is specifically addressed by this Policy or the operating guidelines and procedures of the relevant regional investment center, Invesco generally will vote the proxy in accordance therewith. Otherwise, based on a majority vote of its members, the Global IPAC (as described below) will vote the proxy.
Because this Policy and the operating guidelines and procedures of each regional investment center are pre-determined and crafted to be in the best interest of clients, applying them to vote client proxies should, in most instances, resolve any potential conflict of interest. As an additional safeguard, persons from Invesco’s marketing, distribution and other customer-facing functions may not serve on the Global IPAC. For the avoidance of doubt, Invesco may not consider Invesco Ltd.’s pecuniary interest when voting proxies on behalf of clients.
Personal Conflicts of Interest
A conflict also may exist where an Invesco employee has a known personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships.
All Invesco personnel with proxy voting responsibilities are required to report any known personal conflicts of interest regarding proxy issues with which they are involved. In such instances, the individual(s) with the conflict will be excluded from the decision-making process relating to such issues.
Other Conflicts of Interest
To avoid any appearance of a conflict of interest, Invesco will not vote proxies issued by, or related to matters involving, Invesco Ltd. that may be held in client accounts from time to time.1 Shares of an Invesco-sponsored fund held by other Invesco funds will be voted in the same proportion as the votes of external shareholders of the underlying fund. Shares of an unaffiliated registered fund held by one or more Invesco funds will be voted in the same proportion as the votes of external shareholders of the underlying fund as required by federal securities law or any exemption therefrom. Additionally, Invesco or its Funds may vote proportionately in other cases where required by law.
V. Use of Third-Party Proxy Advisory Services
Invesco may supplement its internal research with information from third-parties, such as proxy advisory firms. However, Invesco generally retains full and independent discretion with respect to proxy voting decisions.
As part of its fiduciary obligation to clients, Invesco performs extensive initial and ongoing due diligence on the proxy advisory firms it engages. This includes reviews of information regarding the capabilities of their research staffs, methodologies for formulating voting recommendations, the adequacy and quality of staffing, personnel and technology, as applicable, and internal controls, policies and procedures, including those relating to possible conflicts of interest. In addition, Invesco regularly monitors and communicates with these firms and monitors their compliance with Invesco’s performance and policy standards.
VI. Global Proxy Voting Platform and Administration
Guided by its philosophy that investment teams should manage proxy voting, Invesco has created the Global Invesco Proxy Advisory Committee (“Global IPAC”). The Global IPAC is a global investments-driven committee comprised of representatives from various investment management teams and Invesco’s Global Head of ESG (“Head of Proxy Governance”). The Global IPAC provides a forum for investment teams to monitor, understand and discuss key proxy issues and voting trends within the Invesco complex. Absent a conflict of interest, the Global IPAC representatives, in consultation with the respective investment team, are responsible for voting proxies for the securities the team manages (unless such responsibility is explicitly delegated to the portfolio managers of the securities in question). In addition to the Global IPAC, for some clients, third parties (e.g., U.S. fund boards) provide oversight of the proxy process. The Global IPAC and Invesco’s proxy administration and governance team, compliance and legal teams annually communicate and review this Policy and the operating guidelines and procedures of each regional investment center to ensure that they remain consistent with clients’ best interests, regulatory requirements, governance trends and industry best practices.

1
Generally speaking, Invesco does not invest for its clients in the shares of Invesco Ltd., however, limited exceptions apply in the case of funds or accounts designed to track an index that includes Invesco Ltd. as a component.

Invesco maintains a proprietary global proxy administration platform, known as the “fund manager portal” and supported by the Head of Proxy Governance and a dedicated team of internal proxy specialists. The platform streamlines the proxy voting and ballot reconciliation processes, as well as related functions, such as share blocking and managing conflicts of interest issuers. Managing these processes internally, as opposed to relying on third parties, gives Invesco greater quality control, oversight and independence in the proxy administration process.
The platform also includes advanced global reporting and record-keeping capabilities regarding proxy matters that enable Invesco to satisfy client, regulatory and management requirements. Historical proxy voting information, including commentary by investment professionals regarding the votes they cast, where applicable, is stored to build institutional knowledge across the Invesco complex with respect to individual companies and proxy issues. Certain investment teams also use the platform to access third-party proxy research.
VII. Non-Votes
In the great majority of instances, Invesco will vote proxies. However, in certain circumstances, Invesco may refrain from voting where the economic or other opportunity costs of voting exceeds any benefit to clients. Such circumstances could include, for example:
•
If the security in question is on loan as part of a securities lending program, Invesco may determine that the benefit to the client of voting a particular proxy is outweighed by the revenue that would be lost by terminating the loan and recalling the securities;

•
In some countries the exercise of voting rights imposes temporary transfer restrictions on the related securities (“share blocking”). Invesco generally refrains from voting proxies in share-blocking countries unless Invesco determines that the benefit to the client(s) of voting a specific proxy outweighs the client’s temporary inability to sell the security; or

•
Some companies require a representative to attend meetings in person to vote a proxy. Invesco may determine that the costs of sending a representative or signing a power-of-attorney outweigh the benefit of voting a particular proxy.

In addition, there may be instances in which Invesco is unable to vote all of its clients’ proxies despite using commercially reasonable efforts to do so. For example, Invesco may not receive proxy materials from the relevant fund or client custodian with sufficient time and information to make an informed independent voting decision. In other cases, voting may not be practicable due to operational limitations. In such cases, Invesco may choose not to vote, to abstain from voting, to vote in line with management or to vote in accordance with proxy advisor recommendations. These matters are left to the discretion of the relevant portfolio manager.
VIII. Proxy Voting Guidelines
The following guidelines describe Invesco’s general positions on various proxy voting issues. The guidelines are not intended to be exhaustive or prescriptive. As noted above, Invesco’s proxy process is investor-driven, and each portfolio manager retains ultimate discretion to vote proxies in the manner he or she deems most appropriate, consistent with Invesco’s proxy voting principles and philosophy discussed in Sections I. through IV. Individual proxy votes therefore will differ from these guidelines from time to time.
Invesco generally affords management discretion with respect to the operation of a company’s business and will generally support a board’s discretion on proposals relating to ordinary business practices and routine matters, unless there is insufficient information to decide about the nature of the proposal.
Invesco generally abstains from voting on or opposes proposals that are “bundled” or made contingent on each other (e.g., proposals to elect directors and approve compensation plans) where there is insufficient information to decide about the nature of the proposals.
A. Shareholder Access and Treatment of Shareholder Proposals – General
Invesco reviews on a case by case basis but generally votes in favor of proposals that would increase shareholders’ opportunities to express their views to boards of directors, proposals that would lower barriers to shareholder action, and proposals to promote the adoption of generally accepted best practices in corporate governance, provided that such proposals would not require a disproportionate amount of management attention or corporate resources or otherwise that may inappropriately disrupt the company’s business and main purpose, usually set out in their reporting disclosures and business model. Likewise, Invesco reviews on a case by case basis but generally votes for shareholder proposals that are designed to protect shareholder rights if a company’s corporate governance standards indicate that such additional protections are warranted (for example, where minority shareholders’ rights are not adequately protected).
B. Environmental, Social and Corporate Responsibility Issues
Invesco believes that a company’s long-term response to environmental, social and corporate responsibility issues can significantly affect long-term shareholder value. We recognize that to manage a corporation effectively, directors and management may consider not only the interests of shareholders, but also the interests of employees, customers, suppliers, creditors and the local community, among others. While Invesco generally affords management discretion with respect to the operation of a company’s business, Invesco generally will evaluate proposals relating to environmental, social and corporate responsibility issues on a case by case basis and will vote on those proposals in a manner intended to maximize long-term shareholder value. Invesco may choose, however, to abstain on voting on proposals relating to environmental, social and corporate responsibility issues.
Invesco reviews on a case by case basis but generally supports the following proposals relating to these issues:
•
Gender pay gap proposals

•
Political contributions disclosure/political lobbying disclosure/political activities and action

•
Data security, privacy, and internet issues

•
Report on climate change/climate change action

•
Gender diversity on boards

C. Capitalization Structure Issues
i. Stock Issuances
Invesco generally supports a board’s proposal to issue additional capital stock to meet ongoing corporate needs, except where the request could adversely affect Invesco clients’ ownership stakes or voting rights. Some capitalization proposals, such as those to authorize common or preferred stock with special voting rights or to issue additional stock in connection with an acquisition, may require additional analysis. Invesco generally opposes proposals to issue additional stock without preemptive rights, as those issuances do not permit shareholders to share proportionately in any new issues of stock of the same class. Invesco generally opposes proposals to authorize classes of preferred stock with unspecified voting, conversion, dividend or other rights (“blank check” stock) when they appear to be intended as an anti-takeover mechanism; such issuances may be supported when used for general financing purposes.
ii. Stock Splits
Invesco generally supports a board’s proposal to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in excessive dilution given the company’s industry and performance in terms of shareholder returns.
iii. Share Repurchases
Invesco generally supports a board’s proposal to institute open-market share repurchase plans only if all shareholders participate on an equal basis.
D. Corporate Governance Issues
i. General
Invesco reviews on a case by case basis but generally supports the following proposals related to governance matters:
•
Adopt proxy access right

•
Require independent board chairperson

•
Provide right to shareholders to call special meetings

•
Provide right to act by written consent

•
Submit shareholder rights plan (poison pill) to shareholder vote

•
Reduce supermajority vote requirement

•
Remove antitakeover provisions

•
Declassify the board of directors

•
Require a majority vote for election of directors

•
Require majority of independent directors on the board

•
Approve executive appointment

•
Adopt exclusive forum provision

Invesco generally supports a board’s discretion to amend a company’s articles concerning routine matters, such as formalities relating to shareholder meetings. Invesco generally opposes non-routine amendments to a company’s articles if any of the proposed amendments would limit shareholders’ rights or there is insufficient information to decide about the nature of the proposal.
ii. Board of Directors
1.
Director Nominees in Uncontested Elections

Subject to the other considerations described below, in an uncontested director election for a company without a controlling shareholder, Invesco generally votes in favor of the director slate if it is comprised of at least a majority of independent directors and if the board’s key committees are fully independent, effective and balanced. Key committees include the audit, compensation/remuneration and governance/nominating committees. Invesco’s standard of independence excludes directors who, in addition to the directorship, have any material business or family relationships with the companies they serve.
2.
Director Nominees in Contested Elections

Invesco recognizes that short-term investment sentiments influence the corporate governance landscape and may influence companies in Invesco clients’ portfolios and more broadly across the market. Invesco recognizes that short-term investment sentiment may conflict with long-term value creation and as such looks at each proxy contest matter on a case by case basis, considering factors such as:
•
Long-term financial performance of the company relative to its industry

•
Management’s track record

•
Background to the proxy contest

•
Qualifications of director nominees (both slates)

•
Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met

•
Stock ownership positions in the company

3.
Director Accountability

Invesco generally withholds votes from directors who exhibit a lack of accountability to shareholders. Examples include, without limitation, poor attendance (less than 75%, absent extenuating circumstances) at meetings, director “overboarding” (as described below), failing to implement shareholder proposals that have received a majority of votes and/or by adopting or approving egregious corporate-governance or other policies. In cases of material financial restatements, accounting fraud, habitually late filings, adopting shareholder rights plan (“poison pills”) without shareholder approval, or other areas of poor performance, Invesco may withhold votes from some or all of a company’s directors. Invesco generally supports shareholder proposals relating to the competence of directors that are in the best interest of the company’s performance and the interest of its shareholders. In situations where directors’ performance is a concern, Invesco may also support shareholder proposals to take corrective actions such as so-called “clawback” provisions.
Invesco generally withholds votes from directors who serve on an excessive number of boards of directors (“overboarding”). Examples of overboarding may include when (i) a non-executive director is sitting on more than six public company boards, and (ii) a CEO is sitting on the board of more than two public companies besides the CEO’s own company, excluding the boards of majority-owned subsidiaries of the parent company.
4.
Director Independence

Invesco generally supports proposals to require a majority of directors to be independent unless particular circumstances make this not feasible or in the best interests of shareholders. We generally vote for proposals that would require the board’s audit, compensation/remuneration, and/or governance/nominating committees to be composed exclusively of independent directors because this minimizes the potential for conflicts of interest.
5.
Director Indemnification

Invesco recognizes that individuals may be reluctant to serve as corporate directors if they are personally liable for all related lawsuits and legal costs. As a result, reasonable limitations on directors’ liability can benefit a company and its shareholders by helping to attract and retain qualified directors while preserving recourse for shareholders in the event of misconduct by directors. Accordingly, unless there is insufficient information to make a decision about the nature of the proposal, Invesco will generally support a board’s discretion regarding proposals to limit directors’ liability and provide indemnification and/or exculpation, provided that the arrangements are limited to the director acting honestly and in good faith with a view to the best interests of the company and, in criminal matters, are limited to the director having reasonable grounds for believing the conduct was lawful.
6.
Separate Chairperson and CEO

Invesco evaluates these proposals on a case by case basis, recognizing that good governance requires either an independent chair or a qualified, proactive, and lead independent director.
Voting decisions may consider, among other factors, the presence or absence of:
•
a designated lead director, appointed from the ranks of the independent board members, with an established term of office and clearly delineated powers and duties

•
a majority of independent directors

•
completely independent key committees

•
committee chairpersons nominated by the independent directors

•
CEO performance reviewed annually by a committee of independent directors

•
established governance guidelines

7.
Majority/Supermajority/Cumulative Voting for Directors

The right to elect directors is the single most important mechanism shareholders have to promote accountability. Invesco generally votes in favor of proposals to elect directors by a majority vote. Except in cases where required by law in the jurisdiction of incorporation or when a company has adopted formal governance principles that present a meaningful alternative to the majority voting standard, Invesco generally votes against actions that would impose any supermajority voting requirement, and generally supports actions to dismantle existing supermajority requirements.
The practice of cumulative voting can enable minority shareholders to have representation on a company’s board. Invesco generally opposes such proposals as unnecessary where the company has adopted a majority voting standard. However, Invesco generally supports proposals to institute the practice of cumulative voting at companies whose overall corporate-governance standards indicate a particular need to protect the interests of minority shareholders.
8.
Staggered Boards/Annual Election of Directors

Invesco generally supports proposals to elect each director annually rather than electing directors to staggered multi-year terms because annual elections increase a board’s level of accountability to its shareholders.
9.
Board Size

Invesco believes that the number of directors is an important factor to consider when evaluating the board’s ability to maximize long-term shareholder value. Invesco approaches proxies relating to board size on a case by case basis but generally will defer to the board with respect to determining the optimal number of board members, provided that the proposed board size is sufficiently large to represent shareholder interests and sufficiently limited to remain effective.
10.
Director Term Limits and Retirement Age

Invesco believes it is important for a board of directors to examine its membership regularly with a view to ensuring that the company continues to benefit from a diversity of director viewpoints and experience. We generally believe that an individual board’s nominating committee is best positioned to determine whether director term limits would be an appropriate measure to help achieve these goals and, if so, the nature of such limits. Invesco generally opposes proposals to limit the tenure of outside directors through mandatory retirement ages.
iii. Audit Committees and Auditors
1.
Qualifications of Audit Committee and Auditors

Invesco believes a company’s Audit Committee has a high degree of responsibility to shareholders in matters of financial disclosure, integrity of the financial statements and effectiveness of a company’s internal controls. Independence, experience and financial expertise are critical elements of a well-functioning Audit Committee. When electing directors who are members of a company’s Audit Committee, or when ratifying a company’s auditors, Invesco considers the past performance of the Audit Committee and holds its members accountable for the quality of the company’s financial statements and reports.
2.
Auditor Indemnifications

A company’s independent auditors play a critical role in ensuring and attesting to the integrity of the company’s financial statements. It is therefore essential that they perform their work in accordance with the highest standards. Invesco generally opposes proposals that would limit the liability of or indemnify auditors because doing so could serve to undermine this obligation.
3.
Adequate Disclosure of Auditor Fees

Understanding the fees earned by the auditors is important for assessing auditor independence. Invesco’s support for the re-appointment of the auditors will take into consideration the availability of adequate disclosure concerning the amount and nature of audit versus non-audit fees. Invesco generally will support proposals that call for this disclosure if it is not already being made.
E. Remuneration and Incentives
Invesco believes properly constructed compensation plans that include equity ownership are effective in creating incentives that induce management and employees of portfolio companies to create greater shareholder wealth. Invesco generally supports equity compensation plans that promote the proper alignment of incentives with shareholders’ long-term interests, and generally votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features, and plans that appear likely to reduce the value of the client’s investment.
i. Independent Compensation/Remuneration Committee
Invesco believes that an independent, experienced and well-informed compensation/remuneration committee is critical to ensuring that a company’s remuneration practices align with shareholders’ interests and, therefore, generally supports proposals calling for a compensation/remuneration committee to be comprised solely of independent directors.
ii. Advisory Votes on Executive Compensation
Invesco believes that an independent compensation/remuneration committee of the board, with input from management, is generally best positioned to determine the appropriate components and levels of executive compensation, as well as the appropriate frequency of related shareholder advisory votes. This is particularly the case where shareholders can express their views on remuneration matters through annual votes for or against the election of the individual directors who comprise the compensation/remuneration committee. Invesco, therefore, generally will support management’s recommendations regarding the components and levels of executive compensation and the frequency of shareholder advisory votes on executive compensation. However, Invesco will vote against such recommendations where Invesco determines that a company’s executive remuneration policies are not properly aligned with shareholder interests or may create inappropriate incentives for management.
iii. Equity Based Compensation Plans

Invesco generally votes against plans that contain structural features that would impair the alignment of incentives between shareholders and management. Such features include, without limitation, the ability to reprice or reload options without shareholder approval, the ability to issue options below the stock’s current market price, or the ability to replenish shares automatically without shareholder approval.
iv. Severance Arrangements
Invesco considers proposed severance arrangements (sometimes known as “golden parachute” arrangements) on a case-by-case basis due to the wide variety among their terms. Invesco acknowledges that in some cases such arrangements, if reasonable, may be in shareholders’ best interests as a method of attracting and retaining high quality executive talent. Invesco generally votes in favor of proposals requiring advisory shareholder ratification of senior executives’ severance agreements while generally opposing proposals that require such agreements to be ratified by shareholders in advance of their adoption.
v. “Claw Back” Provisions
Invesco generally supports so called “claw back” policies intended to recoup remuneration paid to senior executives based upon materially inaccurate financial reporting (as evidenced by later restatements) or fraudulent accounting or business practices.
vi. Employee Stock Purchase Plans
Invesco generally supports employee stock purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock represents a reasonable discount from the market price.
F. Anti-Takeover Defenses
Measures designed to protect a company from unsolicited bids can adversely affect shareholder value and voting rights, and they have the potential to create conflicts of interests among directors, management and shareholders. Such measures include adopting or renewing shareholder rights plans (“poison pills”), requiring supermajority voting on certain corporate actions, classifying the election of directors instead of electing each director to an annual term, or creating separate classes of common or preferred stock with special voting rights. In determining whether to support a proposal to add, eliminate or restrict anti-takeover measures, Invesco will examine the elements of the proposal to assess the degree to which it would adversely affect shareholder rights of adopted. Invesco generally supports shareholder proposals directing companies to subject their anti-takeover provisions to a shareholder vote, as well as the following proposals:
•
Provide right to act by written consent

•
Provide right to call special meetings

•
Adopt fair price provision

•
Approve control share acquisition

Invesco generally opposes payments by companies to minority shareholders intended to dissuade such shareholders from pursuing a takeover or another change (sometimes known as “greenmail”) because these payments result in preferential treatment of some shareholders over others.
Companies occasionally require shareholder approval to engage in certain corporate actions or transactions such as mergers, acquisitions, name changes, dissolutions, reorganizations, divestitures and reincorporations. Invesco generally determines its votes for these types of corporate actions after a careful evaluation of the proposal. Generally, Invesco will support proposals to approve different types of restructurings that provide the necessary financing to save the company from involuntary bankruptcy. However, Invesco will generally oppose proposals to change a company’s corporate form or to “go dark” (i.e., going private transactions) without shareholder approval.
Reincorporation involves re-establishing the company in a different legal jurisdiction. Invesco generally will vote for proposals to reincorporate a company if the board and management have demonstrated sound financial or business reasons for the move. Invesco generally will oppose proposals to reincorporate if they are solely part of an anti-takeover defense or intended to limit directors’ liability.
Invesco will generally support proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

JACKSON SQUARE PARTNERS, LLC
Proxy Voting Summary
January, 2019
Jackson Square Partners, LLC (“Jackson Square”) has adopted written proxy voting policies and procedures (the “Procedures”) that govern the voting of client securities. The Procedures have been designed to ensure that Jackson Square votes proxies or gives proxy voting advice that is in the best interests of its clients. Jackson Square generally votes proxies with the goal of promoting high levels of corporate governance and adequate disclosure of company policies and practices.
The Procedures include specific proxy voting guidelines that set forth the general principles Jackson Square uses to determine how to vote in client accounts for which it has proxy voting responsibility. The Proxy Committee (the "Committee"), which includes the Chief Compliance Officer, reviews the Procedures to help ensure that they are designed to allow Jackson Square to vote proxies in a manner consistent with the best interests of its clients.
Jackson Square generally expects that its clients will authorize it to vote all proxies relating to shares held in an account over which it has investment discretion. At times, however, certain clients may direct Jackson Square how to vote on a particular proxy for a security held in the client’s account. Where a client has reserved the right to vote proxies, Jackson Square will not participate in voting of proxies.
Jackson Square reserves the right, on occasion, to abstain from voting a proxy or a specific proxy item when it concludes that the cost of voting outweighs the potential benefit or when Jackson Square otherwise believes that voting does not serve its clients’ best interests. Clients should also be aware that voting proxies of issuers in non-U.S. markets may give rise to a number of administrative issues that may prevent Jackson Square from voting proxies for certain companies in these jurisdictions. For example, Jackson Square may receive shareholder meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets may require Jackson Square to provide local agents with power of attorney prior to implementing its voting instructions.
In order to facilitate the process of voting proxies, Jackson Square has contracted with Institutional Shareholder Services (“ISS”). Most proxies that Jackson Square receives on behalf of clients are voted by ISS in accordance with the proxy voting guidelines established by ISS. In these circumstances, ISS will review the relevant facts and circumstances and research the issue to determine how the proxy should be voted. The Committee and portfolio managers will also review such proxies and assess whether to override the ISS vote recommendations. Although Jackson Square generally votes proxies in accordance with the ISS vote recommendations, Jackson Square reserves the right to vote certain issues that counter the ISS guidelines if, after a review of the matter, Jackson Square determines that such a vote would better serve the client’s best interests.
Because the majority of proxies are voted by ISS pursuant to the pre-determined guidelines, it normally is not be necessary for Jackson Square to make an actual determination of how to vote a particular proxy, thereby reducing conflicts of interest for Jackson Square during the proxy voting process. Nevertheless, the Procedures include a section to address the possibility of conflicts of interest between Jackson Square and its clients. In the instances where Jackson Square may consider voting a proxy contrary to the ISS recommendation, the Committee will first take steps to identify any possible conflict of interest. If there is no perceived conflict of interest, the Committee will vote the proxy according to its internal procedures. If the members of the Committee have actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular proxy issue in order to make a recommendation on how to vote the proxy in the best interest of the client. The Committee will then review the proxy voting materials and recommendation provided by ISS and the independent third party to determine how to vote the issue in a manner that the Committee believes is consistent with the Procedures and in the best interests of the client.
After a proxy has been voted for a client, ISS will create a record of the vote. The Committee is responsible for overseeing ISS’s proxy voting activities.

LOOMIS, SAYLES & COMPANY, L.P.
PROXY VOTING POLICIES AND PROCEDURES
March 28, 2019
1.
GENERAL

A.
Introduction.

Loomis, Sayles & Company, L.P. (“Loomis Sayles”) will vote proxies of the securities held in its clients' portfolios on behalf of each client that has delegated proxy voting authority to Loomis Sayles as investment adviser. Loomis Sayles has adopted and implemented these policies and procedures (“Proxy Voting Procedures”) to ensure that, where it has voting authority, proxy matters are handled in the best interests of clients, in accordance with Loomis Sayles’ fiduciary duty, and all applicable law and regulations. The Proxy Voting Procedures, as implemented by the Loomis Sayles Proxy Committee (as described below), are intended to support good corporate governance, including those corporate practices that address environmental and social issues ("ESG Matters"), in all cases with the objective of protecting shareholder interests and maximizing shareholder value.
Loomis Sayles uses the services of third parties (“Proxy Voting Service(s)”), to provide research, analysis and voting reccommendations and to administer the process of voting proxies for those clients for which Loomis Sayles has voting authority. Loomis Sayles will generally follow its express policy with input from the Proxy Voting Services unless the Proxy Committee determines that the client’s best interests are served by voting otherwise.
B.
General Guidelines.

The following guidelines will apply when voting proxies on behalf of accounts for which Loomis Sayles has voting authority.
1.
Client’s Best Interests. The Proxy Voting Procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are conducted in the best interests of clients. When considering the best interests of clients, Loomis Sayles has determined that this means the best investment interest of its clients as shareholders of the issuer. To protect its clients' best interests, Loomis Sayles has integrated the consideration of ESG Matters into its investment process. The Proxy Voting Procedures are intended to reflect the impact of these factors in cases where they are material to the growth and sustainability of an issuer. Loomis Sayles has established its Proxy Voting Procedures to assist it in making its proxy voting decisions with a view toward enhancing the value of its clients’ interests in an issuer over the period during which it expects its clients to hold their investments. Loomis Sayles will vote against proposals that it believes could adversely impact the current or future market value of the issuer’s securities during the expected holding period. Loomis Sayles also believes that protecting the best interests of clients seeking the greatest risk adjusted long term returns requires the consideration of potential materail impacts of proxy proposals associated with ESG Matters in applying the Proxy Voting Procedures.

2.
Client Proxy Voting Policies. Rather than delegating proxy voting authority to Loomis Sayles, a client may (a) retain the authority to vote proxies on securities in its account; (b) delegate voting authority to another party; or (c) instruct Loomis Sayles to vote proxies according to a policy that differs from the Proxy Voting Procedures. Loomis Sayles will honor any of these instructions if the instruction is agreed to in writing by Loomis Sayles in its investment management agreement with the client. If Loomis Sayles incurs additional costs or expenses in following any such instruction, it may request payment for such additional costs or expenses from the client.

3.
Stated Policies. In the interest of consistency in voting proxies on behalf of its clients, Loomis Sayles has adopted policies that identify issues where Loomis Sayles will (a) generally vote in favor of a proposal; (b) generally vote against a proposal; (c) generally vote as recommended by the Proxy Voting Service; and (d) specifically consider its vote for or against a proposal. However, these policies are guidelines and each vote may be cast differently than the stated policy, taking into consideration all relevant facts and circumstances at the time of the vote. In certain cases where the recommendation of the Proxy Voting Service and the recommendation of the issuer's management are the same, the vote will generally be case as recommended and will not be reviewed on a case-by-case basis by the Proxy Committee. There may be situations where Loomis Sayles casts split votes despite the stated policies. For example, Loomis Sayles may cast a split vote when different clients may be invested in strategies with different investment objectives, or when different clients may have different economic interests in the outcome of a particular proposal. Loomis Sayles also may cast a split vote on a particular proposal when its investment teams have differing views regarding the impact of the proposal on their clients' investment interests.

4.
Abstain from Voting. Loomis Sayles’ policy is to vote rather than abstain from voting on issues presented, unless the client’s best interests require abstention. Loomis Sayles will abstain in cases where the impact of the expected costs involved in voting exceeds the expected benefits of the vote such as where foreign corporations follow share-blocking practices or where proxy material is not available in English. Loomis Sayles will vote against ballot issues where the issuer does not provide sufficient information to make an informed decision. In addition, there may be instances where Loomis Sayles is not able to vote proxies on a client’s behalf, such as when ballot delivery instructions have not been processed by a client’s custodian, the Proxy Voting Service has not received a ballot for a client’s account (such as when the client's shares have been loaned to a third party1), or where Loomis Sayles, pursuant to its best judgment, determines not to vote.

5.
Oversight. All issues presented for shareholder vote are subject to the oversight of the Proxy Committee, either directly or by application of this policy. All non-routine issues will generally be considered directly by the Proxy Committee and, when necessary, the investment professionals responsible for an account holding the security, and will be voted in the best investment interests of the client. All routine "for" and "against" issues will be voted according to this policy unless special factors require that they be considered by the Proxy Committee and, when necessary, the investment professionals responsible for an account holding the security.

6.
Availability of Procedures. Loomis Sayles publishes these Proxy Voting Procedures, as updated from time to time, on its public website, www.loomissayles.com, and includes a description of its Proxy Voting Procedures in Part 2A of its Form ADV. Upon request, Loomis Sayles also provides clients with a copy of its Proxy Voting Procedures.

7.
Disclosure of Vote. Loomis Sayles makes certain disclosures regarding its voting of proxies in the aggregate (not specific as to clients) on its website, www.loomissayles.com. For mutual funds that it manages, Loomis Sayles is required by law to make certain disclosures regarding its voting of proxies annually. This information is also available on the Loomis Sayles website. Additionally, Loomis Sayles will, upon request by a client, provide information about how each proxy was voted with respect to the securities in that client's account. Loomis Sayles’ policy is not to disclose a client’s proxy voting records to third parties except as required by applicable law and regulations.

C.
Proxy Committee.

1.
Proxy Committee. Loomis Sayles has established a Proxy Committee. The Proxy Committee is composed of the Director of ESG, representatives of the Equity Research Department and the Legal and Compliance Department, and other employees of Loomis Sayles as needed. In the event that any member is unable to participate in a meeting of the Proxy Committee, he or she may designate another individual to act on his or her behalf. A vacancy in the Proxy Committee is filled by the prior member’s successor in position at Loomis Sayles or a person of equivalent experience. Each portfolio manager of an account that holds voting securities of an issuer or the analyst covering the issuer or its securities may be an ad hoc member of the Proxy Committee in connection with voting proxies of that issuer.

2.
Duties. The Proxy Committee's specific responsibilities include the following:

a.
developing, authorizing, implementing and updating the Proxy Voting Procedures, including:

(i)
annually reviewing the Proxy Voting Procedures to ensure consistency with internal policies and regulatory agency policies,

(ii)
annually reviewing existing voting guidelines and developing of additional voting guidelines to assist in the review of proxy proposals, and

(iii)
annually reviewing the proxy voting process and addressing any general issues that relate to proxy voting;

b.
overseeing the proxy voting process, including:

(i)
overseeing the vote on proposals according to the predetermined policies in the voting guidelines,

(ii)
directing the vote on proposals where there is reason not to vote according to the predetermined policies in the voting guidelines or where proposals require special consideration,

(iii)
consulting with the portfolio managers and analysts for the accounts holding the security when necessary or appropriate, and

(iv)
periodically sampling or engaging an outside party to sample proxy votes to ensure they comply with the Proxy Voting Procedures and are cast in accordance with the clients’ best interests;

1
Loomis Sayles does not engage in securities lending. However, some clients do opt to lend securities, availing themselves of their custodians' services.

c.
engaging and overseeing third-party vendors, such as the Proxy Voting Services, including:

(i)
determining whether a Proxy Voting Service has the capacity and competency to adequately analyze proxy issues by considering:

(a)
the adequacy and quality of the Proxy Voting Service’s staffing and personnel, and

(b)
the robustness of the Proxy Voting Service’s policies and procedures regarding its ability to ensure that its recommendations are based on current and accurate information and to identify and address any relevant conflicts of interest,

(ii)
providing ongoing oversight of the Proxy Voting Services to ensure that proxies continue to be voted in the best interests of clients,

(iii)
receiving and reviewing updates from the Proxy Voting Services regarding relevant business changes or changes to the Proxy Voting Services’ conflict policies and procedures, and

(iv)
in the event that the Proxy Committee becomes aware that a Proxy Voting Service’s recommendation was based on a material factual error: investigating the error, considering the nature of the error and the related recommendation, and determining whether the Proxy Voting Service has taken reasonable steps to reduce the likelihood of similar errors in the future; and

d.
further developing and/or modifying these Proxy Voting Procedures as otherwise appropriate or necessary.

3.
Standards.

a.
When determining the vote of any proposal for which it has responsibility, the Proxy Committee shall vote in the client’s best interests as described in section 1(B)(1) above. In the event a client believes that its other interests require a different vote, Loomis Sayles shall vote as the client instructs if the instructions are provided as required in section 1(B)(2) above.

b.
When determining the vote on any proposal, the Proxy Committee shall not consider any benefit to Loomis Sayles, any of its affiliates, any of its or their clients or service providers, other than benefits to the owner of the securities to be voted.

D.
Conflicts of Interest.

Loomis Sayles has established policies and procedures to ensure that proxy votes are voted in its clients’ best interests and are not affected by any possible conflicts of interest. First, except in certain limited instances, Loomis Sayles votes in accordance with its pre-determined policies set forth in these Proxy Voting Procedures. Second, where these Proxy Voting Procedures allow for discretion, Loomis Sayles will generally consider the recommendations of the Proxy Voting Services in making its voting decisions. However, if the Proxy Committee determines that the Proxy Voting Services’ recommendation is not in the best interests of its clients, then the Proxy Committee may use its discretion to vote against the Proxy Voting Services’ recommendation, but only after taking the following steps: (1) conducting a review for any material conflict of interest Loomis Sayles may have and, (2) if any material conflict is found to exist, excluding anyone at Loomis Sayles who is subject to that conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy Committee after full disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Proxy Committee. In such event, prior to directing any vote, the Proxy Committee will make reasonable efforts to obtain and consider information, opinions and recommendations from or about the opposing position.
E.
Recordkeeping.

Loomis Sayles or its Proxy Voting Services will maintain records of proxies voted pursuant to Section 204-2 of the Advisers Act. The records include: (1) a copy of its Proxy Voting Procedures; (2) proxy statements received regarding client securities; (3) a record of each vote cast; (4) a copy of any document created by Loomis Sayles that is material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) each written client request for proxy voting records and Loomis Sayles’ written response to any (written or oral) client request for such records.
Proxy voting books and records are maintained in an easily accessible place for a period of five years, the first two in an appropriate office of Loomis Sayles.

2.
PROXY VOTING

A.
Introduction

Loomis Sayles has established certain specific guidelines intended to achieve the objective of the Proxy Voting Procedures: to support good corporate governance, including ESG Matters, in all cases with the objective of protecting shareholder interests and maximizing shareholder value.
B.
Board of Directors

Loomis Sayles believes that an issuer’s independent, qualified board of directors is the foundation of good corporate governance. Loomis Sayles supports proxy proposals that reflect the prudent exercise of the board’s obligation to provide leadership and guidance to management in fulfilling its obligations to its shareholders.
Annual Election of Directors:   Vote for proposals to repeal classified boards and to elect all directors annually.
Chairman and CEO are Separate Positions:   Vote for proposals that require the positions of chairman and CEO to be held by different persons.
Director and Officer Indemnification and Liability Protection:
A.
Vote against proposals concerning director and officer indemnification and liability protection that limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care, or that would expand coverage beyond legal expenses to acts such as gross negligence that are more serious violations of fiduciary obligations than mere carelessness.

B.
Vote for only those proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if  (i) the director or officer was found to have acted in good faith and in a manner that the director or officer reasonably believed was in the best interests of the company, and (ii) only if the director’s or officer’s legal expenses would be covered.

Director Nominees in Contested Elections:   Votes in a contested election of directors or a “vote no” campaign must be evaluated on a case-by-case basis, considering the following factors: (1) long-term financial performance of the issuer relative to its industry; management’s track record; (2) background to the proxy contest; qualifications of director nominees (both slates); (3) evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and (4) stock ownership positions.
Director Nominees in Uncontested Elections:
A.
Vote for proposals involving routine matters such as election of directors, provided that at least two-thirds of the directors would be independent and affiliated or inside nominees do not serve on any board committee.

B.
Vote against nominees that are CFOs and, generally, against nominees that the Proxy Voting Service has identified as not acting in the best interests of shareholders. Vote against nominees that have attended less than 75% of board and committee meetings, unless a reasonable cause (e.g., health or family emergency) for the absence is noted and accepted by the Proxy Voting Service and the board. Vote against affiliated or inside nominees who serve on a board committee or if less than two-thirds of the board would be independent. Vote against governance or nominating committee members if there is no independent lead or presiding director and if the position of CEO and chairman are not held by separate individuals. Generally, vote against audit committee members if auditor ratification is not proposed, except in cases involving mutual fund board members, who are not required to submit auditor ratification for shareholder approval pursuant to Investment Company Act of 1940 rules. Vote against compensation committee members when Loomis Sayles or the Proxy Voting Service recommends a vote against the issuer’s “say on pay” advisory vote. A recommendation of the Proxy Voting Service will generally be followed when electing directors of foreign companies.

C.
Generally, vote against all members of a board committee and not just the chairman or a representative thereof in situations where the Proxy Voting Service finds that the board committee has not acted in the best interests of shareholders.

D.
Vote as recommended by the Proxy Voting Service when directors are being elected as a slate and not individually.

Independent Audit, Compensation and Nominating Committees:   Vote for proposals requesting that the board audit, compensation and/or nominating committees include independent directors exclusively.
Independent Board Chairman:
A.
Vote for shareholder proposals that generally request the board to adopt a policy requiring its chairman to be “independent,” as defined by a relevant exchange or market with respect to any issuer whose enterprise value is, according to the Proxy Voting Service, greater than or equal to $10 billion.

B.
Vote such proposals on a case-by-case basis when, according to the Proxy Voting Service, the issuer’s enterprise value is less than $10 billion.

Multiple Directorships:   Vote for a director nominee that is a chair or chief executive officer that sits on fewer than three company boards. Vote against a director nominee that is a chair or chief executive officer that sits on three or more company boards, unless a convincing argument to vote for that nominee is made by the Proxy Voting Service, in which case, the recommendation of the Proxy Voting Service will generally be followed.
Staggered Director Elections:   Vote against proposals to classify or stagger the board.
Stock Ownership Requirements:   Generally vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.
Term of Office:   Vote against shareholder proposals to limit the tenure of outside directors.
C.
Ratification of Auditor

Loomis Sayles generally supports proposals for the selection or ratification of independent auditors, subject to consideration of various factors such as independence and reasonableness of fees.
A.
Generally vote for proposals to ratify auditors.

B.
Vote against ratification of auditors where an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position. In general, if non-audit fees amount to 35% or more of total fees paid to a company’s auditor we will vote against ratification and against the members of the audit committee.

C.
Vote against ratification of auditors and vote against members of the audit committee where it is known that an auditor has negotiated an alternative dispute resolution procedure.

D.
Remuneration and Benefits

Loomis Sayles believes that an issuer’s compensation and benefit plans must be designed to ensure the alignment of executives’ and employees’ interests with those of its shareholders.
401(k) Employee Benefit Plans:   Vote for proposals to implement a 401(k) savings plan for employees.
Compensation Plans:   Proposals with respect to compensation plans generally will be voted as recommended by the Proxy Voting Service.
Compensation in the Event of a Change in Control:   Votes on proposals regarding executive compensation in the event of a change in control of the issuer will be considered on a case-by-case basis.
Director Related Compensation:   Vote for proposals that are required by and comply with the applicable state or listing requirements governing the issuer. All other proposals relating to director compensation will be reviewed on a case-by-case basis.
Employee Stock Ownership Plans (“ESOPs”):   Vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares), in which case the recommendation of the Proxy Voting Service will generally be followed.

Golden Coffins:   Review on a case-by-case basis all proposals relating to the obligation of an issuer to provide remuneration or awards to survivors of executives payable upon such executive’s death.
Golden and Tin Parachutes:
A.
Vote for shareholder proposals to have golden (top management) and tin (all employees) parachutes submitted for shareholder ratification.

B.
Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

OBRA (Omnibus Budget Reconciliation Act)-Related Compensation Proposals:
A.
Vote for plans that amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

B.
Vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

C.
Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

D.
Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a case-by-case basis.

Shareholder Proposals to Limit Executive and Director Pay Including Executive Compensation Advisory Resolutions (“Say on Pay”):
A.
Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.

B.
Review on a case-by-case basis (1) all shareholder proposals that seek to limit executive and director pay and (2) all advisory resolutions on executive pay other than shareholder resolutions to permit such advisory resolutions.

C.
Vote against proposals to link all executive or director variable compensation to performance goals.

D.
Vote for an annual review of executive compensation.

E.
Non-binding advisory votes on executive compensation will be voted as recommended by the Proxy Voting Service.

F.
For foreign domiciled issuers where a non-binding advisory vote on executive compensation is proposed concurrently with a binding vote on executive compensation, and the recommendation of the Proxy Voting Service is the same for each proposal, a vote will be entered as recommended by the Proxy Voting Service.

Share Retention by Executives:   Generally vote against shareholder proposals requiring executives to retain shares of the issuer for fixed periods unless the board and the Proxy Voting Service recommend voting in favor of the proposal.
Stock Option Plans:   A recommendation of the Proxy Voting Service will generally be followed using the following as a guide:
A.
Vote against stock option plans which expressly permit repricing of underwater options.

B.
Vote against proposals to make all stock options performance based.

C.
Vote against stock option plans that could result in an earnings dilution above the company specific cap considered by the Proxy Voting Service.

D.
Vote for proposals that request expensing of stock options.

E.
Capital Structure Management Issues

Adjustments to Par Value of Common Stock:   Vote for management proposals to reduce the par value of common stock.
Authority to Issue Shares:   Vote for proposals by boards to authorize the issuance of shares (with or without preemptive rights) to the extent the size of the proposed issuance in proportion to the issuer’s issued ordinary share capital is consistent with industry standards and the recommendations of the issuer’s board and the Proxy Voting Service are in agreement. Proposals that do not meet the above criteria will be reviewed on a case-by-case basis.
Blank Check Preferred Authorization:
A.
Vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights, and expressly states conversion, dividend, distribution and other rights.

B.
Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

C.
Review proposals to increase the number of authorized blank check preferred shares on a case-by-case basis.

Common Stock Authorization:   Vote against proposed common stock authorizations that increase the existing authorization by more than 100% unless a clear need for the excess shares is presented by the company. A recommendation of the Proxy Voting Service will generally be followed.
Greenshoe Options (French issuers only):   Vote for proposals by boards of French issuers in favor of greenshoe options that grant the issuer the flexibility to increase an over-subscribed securities issuance by up to 15% so long as such increase takes place on the same terms and within thirty days of the initial issuance, provided that the recommendation of the issuer’s board and the Proxy Voting Service are in agreement. Proposals that do not meet the above criteria will be reviewed on a case-by-case basis.
Reverse Stock Splits:   Vote for management proposals to reduce the number of outstanding shares available through a reverse stock split.
Share Cancellation Programs:   Vote for management proposals to reduce share capital by means of cancelling outstanding shares held in the issuer’s treasury.
Share Repurchase Programs:   Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.
Stock Distributions, Splits and Dividends:   Generally vote for management proposals to increase common share authorization, provided that the increase in authorized shares following the split or dividend is not greater than 100 percent of existing authorized shares.
White Squire Placements:   Vote for shareholder proposals to require shareholder approval of blank check preferred stock issues.
F.
Mergers, Asset Sales and Other Special Transactions

Proposals for transactions that have the potential to affect the ownership interests and/or voting rights of the issuer’s shareholders, such as mergers, asset sales and corporate or debt restructuring, will be considered on a case-by-case basis, based on (1) whether the best economic result is being created for shareholders, (2) what changes in corporate governance will occur, (3) what impact they will have on shareholder rights, (4) whether the proposed transaction has strategic merit for the issuer, and (5) other factors as noted in each section below, if any.
Asset Sales:   Votes on asset sales will be determined on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of inefficiencies.
Conversion of Debt Instruments:   Votes on the conversion of debt instruments will be considered on a case-by-case basis after the recommendation of the relevant Loomis Sayles equity or fixed income analyst is obtained.
Corporate Restructuring:   Votes on corporate restructuring proposals, including minority squeeze-outs, leveraged buyouts, spin-offs, liquidations, and asset sales will be considered on a case-by-case basis.
Debt Restructurings:   Review on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Consider the following issues:
A.
Dilution — How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

B.
Change in Control — Will the transaction result in a change in control of the company?

C.
Bankruptcy — Loomis Sayles’ Corporate Actions Department is responsible for consents related to bankruptcies and debt holder consents related to restructurings.

Delisting a Security:   Proposals to delist a security from an exchange will be evaluated on a case-by-case basis.
Fair Price Provisions:
A.
Vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

B.
Vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

Greenmail:
A.
Vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

B.
Review anti-greenmail proposals on a case-by-case basis when they are bundled with other charter or bylaw amendments.

Liquidations:   Proposals on liquidations will be voted on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, the appraisal value of assets, and the compensation plan for executives managing the liquidation.
Mergers and Acquisitions:   Votes on mergers and acquisitions should be considered on a case-by-case basis, generally taking into account factors, including but not limited to: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.
Poison Pills:
A.
Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

B.
Review on a case-by-case basis shareholder proposals to redeem a company’s poison pill.

C.
Review on a case-by-case basis management proposals to ratify a poison pill.

Reincorporation Provisions:   Proposals to change a company’s domicile will be evaluated on a case-by-case basis.
Right to Adjourn:   Vote for the right to adjourn in conjunction with a vote for a merger or acquisition or other proposal, and vote against the right to adjourn in conjunction with a vote against a merger or acquisition or other proposal.
Spin-offs:   Votes on spin-offs will be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.
Tender Offer Defenses:   Proposals concerning tender offer defenses will be evaluated on a case-by-case basis.
G.
Shareholder Rights

Loomis Sayles believes that issuers have a fundamental obligation to protect the rights of its shareholders. Pursuant to its fiduciary duty to vote shares in the best interests of its clients, Loomis Sayles considers proposals relating to shareholder rights based on whether and how they affect and protect those rights.
Appraisal Rights:   Vote for proposals to restore, or provide shareholders with, rights of appraisal.
Bundled Proposals:   Review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.
Confidential Voting:   Vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: in the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived. Vote for management proposals to adopt confidential voting.

Counting Abstentions:   Votes on proposals regarding counting abstentions when calculating vote proposal outcomes will be considered on a case-by-case basis.
Cumulative Voting:   Vote for proposals to permit cumulative voting, except where the issuer already has in place a policy of majority voting.
Equal Access:   Vote for shareholder proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.
Exclusive Forum Provisions:   Vote against proposals mandating an exclusive forum for any shareholder lawsuits. Vote against the members of the issuer’s governance committee in the event of a proposal mandating an exclusive forum without shareholder approval.
Independent Proxy:   Vote for proposals to elect an independent proxy to serve as a voting proxy at shareholder meetings.
Majority Voting:   Vote for proposals to permit majority rather than plurality or cumulative voting for the election of directors/trustees.
Preemptive Rights:   Votes with respect to preemptive rights generally will be voted as recommended by the Proxy Voting Service subject to the Common Stock Authorization requirements above.
Proxy Access:   A recommendation of the Proxy Voting Service will generally be followed with regard to proposals intended to grant shareholders the right to place nominees for director on the issuer’s proxy ballot (“Proxy Access”). Vote for such proposals when they require the nominating shareholder(s) to hold, in aggregate, at least 3% of the voting shares of the issuer for at least three years, and be allowed to nominate up to 25% of the nominees. All other proposals relating to Proxy Access will be reviewed on a case-by-case basis.
Shareholder Ability to Act by Written Consent:   Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.
Shareholder Ability to Alter the Size of the Board:
A.
Vote for proposals that seek to fix the size of the board.

B.
Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

Shareholder Ability to Remove Directors:
A.
Vote against proposals that provide that directors may be removed only for cause.

B.
Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

C.
Vote for proposals to restore shareholder ability to remove directors with or without cause and proposals that permit shareholders to elect directors to fill board vacancies.

Shareholder Advisory Committees:   Proposals to establish a shareholder advisory committee will be reviewed on a case-by-case basis.
Shareholder Rights Regarding Special Meetings:
A.
Vote for proposals that set a threshold of 10% of the outstanding voting stock as a minimum percentage allowable to call a special meeting of shareholders. Vote against proposals that increase or decrease the threshold from 10%.

B.
Vote against proposals to restrict or prohibit shareholder ability to call special meetings.

Supermajority Shareholder Vote Requirements:   Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.
Unequal Voting Rights:
A.
Vote against dual class exchange offers and dual class recapitalizations.

B.
Vote, on a case-by-case basis, proposals to eliminate an existing dual class voting structure.

Written Consent:   Vote for proposals regarding the right to act by written consent when the Proxy Voting Service recommends a vote for the proposal. Proposals regarding the right to act by written consent where the Proxy Voting Service recommends a vote against will be sent to the Proxy Committee for determination.
H.
Environmental and Social Matters

Loomis Sayles has a fiduciary duty to act in the best interests of its clients.
Loomis Sayles believes good corporate governance, including those practices that address ESG Matters, is essential to the effective management of a company’s financial, litigation and reputation risk, the maximization of its long-term economic performance and sustainability, and its shareholders’ economic interests. Loomis Sayles will support issuer proposals regarding environmental and social issues where it believes they will not subordinate the economic interests of the client to unrelated objectives. Loomis Sayles may consider collateral objectives, such as those that present a material business risk or opportunities that issuers need to manage as part of a business plan, when such objectives are consistent with the client’s economic interests.
Proposals on environmental and social matters cover a wide range of issues, including environmental and energy practices and their impacts, labor matters, diversity and human rights. These proposals may be voted as recommended by the Proxy Voting Service or may, in the determination of the Proxy Committee, be reviewed on a case-by-case basis if the Proxy Committee believes that a particular proposal (i) could have a material impact on an industry or the growth and sustainability of an issuer; (ii) is appropriate for the issuer and the cost to implement would not be excessive; (iii) is appropriate for the issuer in light of various factors such as reputational damage or litigation risk; or (iv) is otherwise appropriate for the issuer.
Loomis Sayles will consider whether such proposals are likely to enhance the value of the client’s investments after taking into account the costs involved, pursuant to its fiduciary duty to its clients.
I.
General Corporate Governance

Loomis Sayles has a fiduciary duty to its clients with regard to routine proposals that do not present controversial issues. The impact of these proposals on its clients’ rights as shareholders must be evaluated along with their potential economic benefits.
Changing Corporate Name:   Vote for management proposals to change the corporate name.
Charitable and Political Contributions and Lobbying Expenditures:   Votes on proposals regarding charitable contributions, political contributions, and lobbying expenditures, should be considered on a case-by-case basis. Proposals of UK issuers concerning political contributions will be voted for if the issuer states that (a) it does not intend to make any political donations or incur any expenditures in respect to any political party in the EU; and (b) the proposal is submitted to ensure that the issuer does not inadvertently breach the Political Parties, Elections and Referendums Act 2000 and sections 366 and 367 of the Companies Act 2006.
Delivery of Electronic Proxy Materials:   Vote for proposals to allow electronic delivery of proxy materials to shareholders.
Disclosure of Prior Government Service:   Review on a case-by-case basis all proposals to disclose a list of employees previously employed in a governmental capacity.
Non-Material Miscellaneous Bookkeeping Proposals:   A recommendation of the Proxy Voting Service will generally be followed regarding miscellaneous bookkeeping proposals of a non-material nature.
Reimbursement of Proxy Contest Defenses:   Generally, proposals concerning all proxy contest defenses should be evaluated on a case-by-case basis.
Reimbursement of Proxy Solicitation Expenses:   Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case-by-case basis.

State Takeover Statutes:   Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).
Technical Amendments to By-Laws:   A recommendation of the Proxy Voting Service will generally be followed regarding technical or housekeeping amendments to by-laws or articles designed to bring the by-laws or articles into line with current regulations and/or laws.
Transition Manager Ballots:   Any ballot received by Loomis Sayles for a security that was held for a client by a Transition Manager prior to Loomis Sayles’ management of the client’s holdings will be considered on a case-by case basis by the Proxy Committee (without the input of any Loomis Sayles analyst or portfolio manager) if such security is no longer held in the client’s account with Loomis Sayles.
J.
Mutual Fund Matters

Election of Mutual Fund Trustees:   Vote for nominees who oversee fewer than 60 mutual fund portfolios. Vote against nominees who oversee 60 or more mutual fund portfolios that invest in substantially different asset classes (e.g., if the applicable portfolios include both fixed income funds and equity funds). Vote on a case-by-case basis for or against nominees who oversee 60 or more mutual fund portfolios that invest in substantially similar asset classes (e.g., if the applicable portfolios include only fixed income funds or only equity funds). These policies will be followed with respect to funds advised by Loomis Sayles and its affiliates, as well as funds for which Loomis Sayles acts as subadviser and other third parties.
Mutual Fund Distribution Agreements:   Votes on mutual fund distribution agreements should be evaluated on a case-by-case basis.
Mutual Fund Fundamental Investment Restrictions:   Votes on amendments to a mutual fund’s fundamental investment restrictions should be evaluated on a case-by-case basis.
Mutual Fund Investment Advisory Agreements:   Votes on mutual fund investment advisory agreements should be evaluated on a case-by-case basis.

MASSACHUSETTS FINANCIAL SERVICES COMPANY
PROXY VOTING POLICIES AND PROCEDURES
February 1, 2019
Massachusetts Financial Services Company, MFS Institutional Advisors, Inc., MFS International (UK) Limited, MFS Heritage Trust Company, MFS Investment Management (Canada) Limited, MFS Investment Management Company (Lux) S.à r.l., MFS International Singapore Pte. Ltd., MFS Investment Management K.K., MFS International Australia Pty. Ltd.; and MFS’ other subsidiaries that perform discretionary investment management activities (collectively, “MFS”) have adopted proxy voting policies and procedures, as set forth below (“MFS Proxy Voting Policies and Procedures”), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the pooled investment vehicles sponsored by MFS (the “MFS Funds”). References to “clients” in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under the MFS Proxy Voting Policies and Procedures.
The MFS Proxy Voting Policies and Procedures include:
A.
Voting Guidelines;

B.
Administrative Procedures;

C.
Records Retention; and

D.
Reports.

A.
VOTING GUIDELINES

(1)
General Policy; Potential Conflicts of Interest

MFS’ policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in the interests of any other party or in MFS’ corporate interests, including interests such as the distribution of MFS Fund shares and institutional client relationships.
MFS reviews corporate governance issues and proxy voting matters that are presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote.
As a general matter, MFS votes consistently on similar proxy proposals across all shareholder meetings. However, some proxy proposals, such as certain excessive executive compensation, environmental, social and governance matters, are analyzed on a case-by-case basis in light of all the relevant facts and circumstances of the proposal. Therefore, MFS may vote similar proposals differently at different shareholder meetings based on the specific facts and circumstances of the issuer or the terms of the proposal. In addition, MFS also reserves the right to override the guidelines with respect to a particular proxy proposal when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.
MFS also generally votes consistently on the same matter when securities of an issuer are held by multiple client portfolios. One reason why MFS may vote differently is if MFS has received explicit voting instructions to vote differently from a client for its own account. From time to time, MFS may also receive comments on the MFS Proxy Voting Policies and Procedures from its clients. These comments are carefully considered by MFS when it reviews these MFS Proxy Voting Policies and Procedures and revises them as appropriate, in MFS’ sole judgment.
These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its subsidiaries that are likely to arise in connection with the voting of proxies on behalf of MFS’ clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and D below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Voting Committee is responsible for monitoring and reporting with respect to such potential material conflicts of interest.
MFS is also a signatory to the Principles for Responsible Investment. In developing these guidelines, MFS considered environmental, social and corporate governance issues in light of MFS’ fiduciary obligation to vote proxies in the best long-term economic interest of its clients.

2.
MFS’ Policy on Specific Issues

Election of Directors
MFS believes that good governance should be based on a board with at least a simple majority of directors who are “independent” of management, and whose key committees (e.g., compensation, nominating, and audit committees) consist entirely of  “independent” directors. While MFS generally supports the board’s nominees in uncontested or non-contentious elections, we will not support a nominee to a board of a U.S. issuer (or issuer listed on a U.S. exchange) if, as a result of such nominee being elected to the board, the board would consist of a simple majority of members who are not “independent” or, alternatively, the compensation, nominating (including instances in which the full board serves as the compensation or nominating committee) or audit committees would include members who are not “independent.”
MFS will also not support a nominee to a board if we can determine that he or she attended less than 75% of the board and/or relevant committee meetings in the previous year without a valid reason stated in the proxy materials or other company communications. In addition, MFS may not support some or all nominees standing for re-election to a board if we can determine: (1) the board or its compensation committee has re-priced or exchanged underwater stock options since the last annual meeting of shareholders and without shareholder approval; (2) the board or relevant committee has not taken adequately responsive action to an issue that received majority support or opposition from shareholders; (3) the board has implemented a poison pill without shareholder approval since the last annual meeting and such poison pill is not on the subsequent shareholder meeting’s agenda, (including those related to net-operating loss carry-forwards); (4) the board or relevant committee has failed to adequately oversee risk by allowing the hedging and/or significant pledging of company shares by executives; or (5) there are governance concerns with a director or issuer.
MFS also believes that a well-balanced board with diverse perspectives is a foundation for sound corporate governance. MFS will generally vote against the chair of the nominating and governance committee at any U.S. company whose board is comprised of less than 15% female directors. MFS may consider, among other factors, whether the company is transitioning towards increased board gender diversity in determining MFS’ final voting decision.
MFS believes that the size of the board can have an effect on the board’s ability to function efficiently. While MFS evaluates board size on a case-by-case basis, we will typically vote against the chair of the nominating & governance committee in instances where the size of the board is greater than sixteen (16) members.
For a director who is not a CEO of a public company, MFS will vote against a nominee who serves on more than four (4) public company boards in total. For a director who is also a CEO of a public company, MFS will vote against a nominee who serves on more than two (2) public-company boards in total. MFS may consider exceptions to this policy if: (i) the company has disclosed the director’s plans to step down from the number of public company boards exceeding four (4) or two (2), as applicable, within a reasonable time; or (ii) the director exceeds the permitted number of public company board seats solely due to either his/her board service on an affiliated company (e.g., a subsidiary), or service on more than one investment company within the same investment company complex (as defined by applicable law). With respect to a director who serves as a CEO of a public company, MFS will support his or her re-election to the board of the company for which he or she serves as CEO.
MFS may not support certain board nominees of U.S. issuers under certain circumstances where MFS deems compensation to be egregious due to pay-for-performance issues and/or poor pay practices. Please see the section below titled “MFS’ Policy on Specific Issues—Advisory Votes on Executive Compensation” for further details.
MFS evaluates a contested or contentious election of directors on a case-by-case basis considering the long-term financial performance of the company relative to its industry, management’s track record, the qualifications of all nominees, and an evaluation of what each side is offering shareholders.
Majority Voting and Director Elections
MFS votes for reasonably crafted proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections) (“Majority Vote Proposals”).

Classified Boards
MFS generally supports proposals to declassify a board (i.e., a board in which only one-third of board members is elected each year) for all issuers other than for certain closed-end investment companies. MFS generally opposes proposals to classify a board for issuers other than for certain closed-end investment companies.
Proxy Access
MFS believes that the ability of qualifying shareholders to nominate a certain number of directors on the company’s proxy statement (“Proxy Access”) may have corporate governance benefits. However, such potential benefits must be balanced by its potential misuse by shareholders. Therefore, we support Proxy Access proposals at U.S. issuers that establish an ownership criteria of 3% of the company held continuously for a period of 3 years. In our view, such qualifying shareholders should have the ability to nominate at least 2 directors. Companies should be mindful of imposing any undue impediments within its bylaws that may render Proxy Access impractical, including re-submission thresholds for director nominees via Proxy Access.
MFS analyzes all other proposals seeking Proxy Access on a case-by-case basis. In its analysis, MFS will consider the proposed ownership criteria for qualifying shareholders (such as ownership threshold and holding period) as well as the proponent’s rationale for seeking Proxy Access.
Stock Plans
MFS opposes stock option programs and restricted stock plans that provide unduly generous compensation for officers, directors or employees, or that could result in excessive dilution to other shareholders. As a general guideline, MFS votes against restricted stock, stock option, non-employee director, omnibus stock plans and any other stock plan if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%. However, MFS will also vote against stock plans that involve potential dilution, in aggregate, of more than 10% at U.S. issuers that are listed in the Standard and Poor’s 100 index as of December 31 of the previous year. In the cases where a stock plan amendment is seeking qualitative changes and not additional shares, MFS will vote its shares on a case-by-case basis.
MFS also opposes stock option programs that allow the board or the compensation committee to re-price underwater options or to automatically replenish shares without shareholder approval. MFS also votes against stock option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give “free rides” on the stock price, or that permit grants of stock options with an exercise price below fair market value on the date the options are granted. MFS will consider proposals to exchange existing options for newly issued options, restricted stock or cash on a case-by-case basis, taking into account certain factors, including, but not limited to, whether there is a reasonable value-for-value exchange and whether senior executives are excluded from participating in the exchange.
MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.
Shareholder Proposals on Executive Compensation
MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives. However, MFS also recognizes that certain executive compensation practices can be “excessive” and not in the best, long-term economic interest of a company’s shareholders. We believe that the election of an issuer’s board of directors (as outlined above), votes on stock plans (as outlined above) and advisory votes on pay (as outlined below) are typically the most effective mechanisms to express our view on a company’s compensation practices.
MFS generally opposes shareholder proposals that seek to set rigid restrictions on executive compensation as MFS believes that compensation committees should retain some flexibility to determine the appropriate pay package for executives. Although we support linking executive stock option grants to a company’s performance, MFS also opposes shareholder proposals that mandate a link of performance-based pay to a specific metric. MFS generally supports reasonably crafted shareholder proposals that (i) require the issuer to adopt a policy to recover the portion of performance-based bonuses and awards paid to senior executives that were not earned based upon a significant negative restatement of earnings unless the company already has adopted a satisfactory policy on the matter, (ii) expressly prohibit the backdating of stock options, and (iii) prohibit the acceleration of vesting of equity awards upon a broad definition of a “change-in-control” (e.g., single or modified single-trigger).

Advisory Votes on Executive Compensation
MFS will analyze advisory votes on executive compensation on a case-by-case basis. MFS will vote against an issuer’s executive compensation practices if MFS determines that such practices are excessive or include incentive metrics or structures that are poorly aligned with the best, long-term economic interest of a company’s shareholders. MFS will vote in favor of executive compensation practices if MFS has not determined that these practices are excessive or that the practices include incentive metrics or structures that are poorly aligned with the best, long-term economic interest of a company’s shareholders. Examples of excessive executive compensation practices or poorly aligned incentives may include, but are not limited to, a pay-for-performance disconnect, a set of incentive metrics or a compensation plan structure that MFS believes may lead to a future pay-for-performance disconnect, employment contract terms such as guaranteed bonus provisions, unwarranted pension payouts, backdated stock options, overly generous hiring bonuses for chief executive officers, significant perquisites, or the potential reimbursement of excise taxes to an executive in regards to a severance package. In cases where MFS (i) votes against consecutive advisory pay votes, or (ii) determines that a particularly egregious excessive executive compensation practice has occurred, then MFS may also vote against certain or all board nominees. MFS may also vote against certain or all board nominees if an advisory pay vote for a U.S. issuer is not on the agenda, or the company has not implemented the advisory vote frequency supported by a plurality/ majority of shareholders.
MFS generally supports proposals to include an advisory shareholder vote on an issuer’s executive compensation practices on an annual basis.
“Golden Parachutes”
From time to time, MFS may evaluate a separate, advisory vote on severance packages or “golden parachutes” to certain executives at the same time as a vote on a proposed merger or acquisition. MFS will support an advisory vote on a severance package on a case-by-case basis, and MFS may vote against the severance package regardless of whether MFS supports the proposed merger or acquisition.
Shareholders of companies may also submit proxy proposals that would require shareholder approval of severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer’s annual compensation that is not determined in MFS’ judgment to be excessive.
Anti-Takeover Measures
In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders. These types of proposals take many forms, ranging from “poison pills” and “shark repellents” to super-majority requirements.
While MFS may consider the adoption of a prospective “poison pill” or the continuation of an existing “poison pill” on a case-by-case basis, MFS generally votes against such anti-takeover devices. MFS generally votes for proposals to rescind existing “poison pills” and proposals that would require shareholder approval to adopt prospective “poison pills.” MFS will also consider, on a case-by-case basis, proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.
MFS will consider any poison pills designed to protect a company’s net-operating loss carryforwards on a case-by-case basis, weighing the accounting and tax benefits of such a pill against the risk of deterring future acquisition candidates.
Proxy Contests
From time to time, a shareholder may express alternative points of view in terms of a company’s strategy, capital allocation, or other issues. Such shareholder may also propose a slate of director nominees different than the slate of director nominees proposed by the company (a “Proxy Contest”). MFS will analyze Proxy Contests on a case-by-case basis, taking into consideration the track record and current recommended initiatives of both company management and the dissident shareholder(s). Like all of our proxy votes, MFS will support the slate of director nominees that we believe is in the best, long-term economic interest of our clients.

Reincorporation and Reorganization Proposals
When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. MFS generally votes with management in regards to these types of proposals, however, if MFS believes the proposal is in the best long-term economic interests of its clients, then MFS may vote against management (e.g., the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers).
Issuance of Stock
There are many legitimate reasons for the issuance of stock. Nevertheless, as noted above under “Stock Plans,” when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g., by approximately 10 – 15% as described above), MFS generally votes against the plan. In addition, MFS typically votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a “blank check”) because the unexplained authorization could work as a potential anti-takeover device. MFS may also vote against the authorization or issuance of common or preferred stock if MFS determines that the requested authorization is excessive or not warranted.
Repurchase Programs
MFS supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis. Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.
Cumulative Voting
MFS opposes proposals that seek to introduce cumulative voting and for proposals that seek to eliminate cumulative voting. In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS’ clients as minority shareholders.
Written Consent and Special Meetings
The right to call a special meeting or act by written consent can be a powerful tool for shareholders. As such, MFS supports proposals requesting the right for shareholders who hold at least 10% of the issuer’s outstanding stock to call a special meeting. MFS also supports proposals requesting the right for shareholders to act by written consent.
Independent Auditors
MFS believes that the appointment of auditors for U.S. issuers is best left to the board of directors of the company and therefore supports the ratification of the board’s selection of an auditor for the company. Some shareholder groups have submitted proposals to limit the non-audit activities of a company’s audit firm or prohibit any non-audit services by a company’s auditors to that company. MFS opposes proposals recommending the prohibition or limitation of the performance of non-audit services by an auditor, and proposals recommending the removal of a company’s auditor due to the performance of non-audit work for the company by its auditor. MFS believes that the board, or its audit committee, should have the discretion to hire the company’s auditor for specific pieces of non-audit work in the limited situations permitted under current law.
Other Business
MFS generally votes against “other business” proposals as the content of any such matter is not known at the time of our vote.
Adjourn Shareholder Meeting
MFS generally supports proposals to adjourn a shareholder meeting if we support the other ballot items on the meeting’s agenda. MFS generally votes against proposals to adjourn a meeting if we do not support the other ballot items on the meeting’s agenda.

Environmental, Social and Governance (“ESG”) Issues
MFS believes that a company’s ESG practices may have an impact on the company’s long-term economic financial performance and will generally support proposals relating to ESG issues that MFS believes are in the best long-term economic interest of the company’s shareholders. For those ESG proposals for which a specific policy has not been adopted, MFS considers such ESG proposals on a case-by-case basis. As a result, it may vote similar proposals differently at various shareholder meetings based on the specific facts and circumstances of such proposal.
MFS generally supports proposals that seek to remove governance structures that insulate management from shareholders (i.e., anti-takeover measures) or that seek to enhance shareholder rights. Many of these governance-related issues, including compensation issues, are outlined within the context of the above guidelines. In addition, MFS typically supports proposals that require an issuer to reimburse successful dissident shareholders (who are not seeking control of the company) for reasonable expenses that such dissident incurred in soliciting an alternative slate of director candidates. MFS also generally supports reasonably crafted shareholder proposals requesting increased disclosure around the company’s use of collateral in derivatives trading. MFS typically supports proposals for an independent board chairperson. However, we may not support such proposals if we determine there to be an appropriate and effective counter-balancing leadership structure in place (e.g., a strong, independent lead director with an appropriate level of powers and duties). For any governance-related proposal for which an explicit guideline is not provided above, MFS will consider such proposals on a case-by-case basis and will support such proposals if MFS believes that it is in the best long-term economic interest of the company’s shareholders.
MFS generally supports proposals that request disclosure on the impact of environmental issues on the company’s operations, sales, and capital investments. However, MFS may not support such proposals based on the facts and circumstances surrounding a specific proposal, including, but not limited to, whether (i) the proposal is unduly costly, restrictive, or burdensome, (ii) the company already provides publicly-available information that is sufficient to enable shareholders to evaluate the potential opportunities and risks that environmental matters pose to the company’s operations, sales and capital investments, or (iii) the proposal seeks a level of disclosure that exceeds that provided by the company’s industry peers. MFS will analyze all other environmental proposals on a case-by-case basis and will support such proposals if MFS believes such proposal is in the best long-term economic interest of the company’s shareholders.
MFS will analyze social proposals on a case-by-case basis. MFS will support such proposals if MFS believes that such proposal is in the best long-term economic interest of the company’s shareholders. Generally, MFS will support shareholder proposals that (i) seek to amend a company’s equal employment opportunity policy to prohibit discrimination based on sexual orientation and gender identity; and (ii) request additional disclosure regarding a company’s political contributions (including trade organizations and lobbying activity) (unless the company already provides publicly-available information that is sufficient to enable shareholders to evaluate the potential opportunities and risks that such contributions pose to the company’s operations, sales and capital investments).
The laws of various states or countries may regulate how the interests of certain clients subject to those laws (e.g., state pension plans) are voted with respect to social issues. Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.
Foreign Issuers
MFS generally supports the election of a director nominee standing for re-election in uncontested or non-contentious elections unless it can be determined that (1) he or she failed to attend at least 75% of the board and/or relevant committee meetings in the previous year without a valid reason given in the proxy materials; (2) since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has re-priced underwater stock options; or (3) since the last annual meeting, the board has either implemented a poison pill without shareholder approval or has not taken responsive action to a majority shareholder approved resolution recommending that the “poison pill” be rescinded. In such circumstances, we will vote against director nominee(s). Also, certain markets outside of the U.S. have adopted best practice guidelines relating to corporate governance matters (e.g., the United Kingdom’s and Japan Corporate Governance Codes). Many of these guidelines operate on a “comply or explain” basis. As such, MFS will evaluate any explanations by companies relating to their compliance with a particular corporate governance guideline on a case-by-case basis and may vote against the board nominees or other relevant ballot item if such explanation is not satisfactory. In some circumstances, MFS may submit a vote to abstain from certain director nominees or the relevant ballot items if we have concerns with the nominee or ballot item, but do not believe these concerns rise to the level where a vote against is warranted.
MFS generally supports the election of auditors, but may determine to vote against the election of a statutory auditor in certain markets if MFS reasonably believes that the statutory auditor is not truly independent.

Some international markets have also adopted mandatory requirements for all companies to hold shareholder votes on executive compensation. MFS will vote against such proposals if MFS determines that a company’s executive compensation practices are excessive, considering such factors as the specific market’s best practices that seek to maintain appropriate pay-for-performance alignment and to create long-term shareholder value. We may alternatively submit an abstention vote on such proposals in circumstances where our executive compensation concerns are not as severe.
Many other items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, the items that are generally deemed routine and which do not require the exercise of judgment under these guidelines (and therefore voted with management) for foreign issuers include, but are not limited to, the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) discharge of management and supervisory boards; and (v) approval of share repurchase programs (absent any anti-takeover or other concerns). MFS will evaluate all other items on proxies for foreign companies in the context of the guidelines described above, but will generally vote against an item if there is not sufficient information disclosed in order to make an informed voting decision. For any ballot item where MFS wishes to express a more moderate level of concern than a vote of against, we will cast a vote to abstain.
In accordance with local law or business practices, some foreign companies or custodians prevent the sale of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior or subsequent to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the “block” restriction lifted early (e.g., in some countries shares generally can be “unblocked” up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer’s transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods or in markets where some custodians may block shares, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS will not vote those proxies in the absence of an unusual, significant vote that outweighs the disadvantage of being unable to sell the stock.
From time to time, governments may impose economic sanctions which may prohibit us from transacting business with certain companies or individuals. These sanctions may also prohibit the voting of proxies at certain companies or on certain individuals. In such instances, MFS will not vote at certain companies or on certain individuals if it determines that doing so is in violation of the sanctions.
In limited circumstances, other market specific impediments to voting shares may limit our ability to cast votes, including, but not limited to, late delivery of proxy materials, untimely vote cut-off dates, power of attorney and share re-registration requirements, or any other unusual voting requirements. In these limited instances, MFS votes securities on a best efforts basis in the context of the guidelines described above.
B.
ADMINISTRATIVE PROCEDURES

1.
MFS Proxy Voting Committee

The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment and Client Support Departments as well as members of the investment team. The Proxy Voting Committee does not include individuals whose primary duties relate to client relationship management, marketing, or sales. The MFS Proxy Voting Committee:
a.
Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

b.
Determines whether any potential material conflict of interest exists with respect to instances in which MFS (i) seeks to override these MFS Proxy Voting Policies and Procedures; (ii) votes on ballot items not governed by these MFS Proxy Voting Policies and Procedures; (iii) evaluates an excessive executive compensation issue in relation to the election of directors; or (iv) requests a vote recommendation from an MFS portfolio manager or investment analyst (e.g., mergers and acquisitions);

c.
Considers special proxy issues as they may arise from time to time; and

d.
Determines engagement priorities and strategies with respect to MFS’ proxy voting activities

2.
Potential Conflicts of Interest

The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its subsidiaries that could arise in connection with the voting of proxies on behalf of MFS’ clients. Due to the client focus of our investment management business, we believe that the potential for actual material conflict of interest issues is small. Nonetheless, we have developed precautions to assure that all proxy votes are cast in the best long-term economic interest of shareholders.1 Other MFS internal policies require all MFS employees to avoid actual and potential conflicts of interests between personal activities and MFS’ client activities. If an employee (including investment professionals) identifies an actual or potential conflict of interest with respect to any voting decision (including the ownership of securities in their individual portfolio), then that employee must recuse himself/herself from participating in the voting process. Any significant attempt by an employee of MFS or its subsidiaries to unduly influence MFS’ voting on a particular proxy matter should also be reported to the MFS Proxy Voting Committee.
In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, (ii) matters presented for vote are not governed by these MFS Proxy Voting Policies and Procedures, (iii) MFS evaluates a potentially excessive executive compensation issue in relation to the election of directors or advisory pay or severance package vote, or (iv) a vote recommendation is requested from an MFS portfolio manager or investment analyst (e.g., mergers and acquisitions); (collectively, “Non-Standard Votes”); the MFS Proxy Voting Committee will follow these procedures:
a.
Compare the name of the issuer of such proxy against a list of significant current (i) distributors of MFS Fund shares, and (ii) MFS institutional clients (the “MFS Significant Distributor and Client List”);

b.
If the name of the issuer does not appear on the MFS Significant Distributor and Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

c.
If the name of the issuer appears on the MFS Significant Distributor and Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests; and

d.
For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests. A copy of the foregoing documentation will be provided to MFS’ Conflicts Officer.

The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Distributor and Client List, in consultation with MFS’ distribution and institutional business units. The MFS Significant Distributor and Client List will be reviewed and updated periodically, as appropriate.
For instances where MFS is evaluating a director nominee who also serves as a director of the MFS Funds, then the MFS Proxy Voting Committee will adhere to the procedures described in section (d) above regardless of whether the portfolio company appears on our Significant Distributor and Client List.
If an MFS client has the right to vote on a matter submitted to shareholders by Sun Life Financial, Inc. or any of its affiliates (collectively “Sun Life”), MFS will cast a vote on behalf of such MFS client pursuant to the recommendations of Institutional Shareholder Services, Inc.’s (“ISS”) benchmark policy, or as required by law.
Except as described in the MFS Fund’s Prospectus, from time to time, certain MFS Funds (the “top tier fund”) may own shares of other MFS Funds (the “underlying fund”). If an underlying fund submits a matter to a shareholder vote, the top tier fund will generally vote its shares in the same proportion as the other shareholders of the underlying fund. If there are no other shareholders in the underlying fund, the top tier fund will vote in what MFS believes to be in the top tier fund’s best long-term economic interest. If an MFS client has the right to vote on a matter submitted to shareholders by a pooled investment vehicle advised by MFS (excluding those vehicles for which MFS’ role is primarily portfolio management and is overseen by another investment adviser), MFS will cast a vote on behalf of such MFS client in the same proportion as the other shareholders of the pooled investment vehicle.

1
For clarification purposes, note that MFS votes in what we believe to be the best, long-term economic interest of our clients entitled to vote at the shareholder meeting, regardless of whether other MFS clients hold “short” positions in the same issuer.

3.
Gathering Proxies

Most proxies received by MFS and its clients originate at Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge and other service providers, on behalf of custodians, send proxy related material to the record holders of the shares beneficially owned by MFS’ clients, usually to the client’s proxy voting administrator or, less commonly, to the client itself. This material will include proxy ballots reflecting the shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy materials with the issuer’s explanation of the items to be voted upon.
MFS, on behalf of itself and certain of its clients (including the MFS Funds) has entered into an agreement with an independent proxy administration firm pursuant to which the proxy administration firm performs various proxy vote related administrative services such as vote processing and recordkeeping functions. Except as noted below, the proxy administration firm for MFS and its clients, including the MFS Funds, is ISS. The proxy administration firm for MFS Development Funds, LLC is Glass, Lewis & Co., Inc. (“Glass Lewis”; Glass Lewis and ISS are each hereinafter referred to as the “Proxy Administrator”).
The Proxy Administrator receives proxy statements and proxy ballots directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator’s system by an MFS holdings data-feed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders’ meetings are available on-line to certain MFS employees and members of the MFS Proxy Voting Committee.
It is the responsibility of the Proxy Administrator and MFS to monitor the receipt of ballots. When proxy ballots and materials for clients are received by the Proxy Administrator, they are input into the Proxy Administrator’s on-line system. The Proxy Administrator then reconciles a list of all MFS accounts that hold shares of a company’s stock and the number of shares held on the record date by these accounts with the Proxy Administrator’s list of any upcoming shareholder’s meeting of that company. If a proxy ballot has not been received, the Proxy Administrator contacts the custodian requesting the reason as to why a ballot has not been received.
4.
Analyzing Proxies

Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator, at the prior direction of MFS, automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by MFS. With respect to proxy matters that require the particular exercise of discretion or judgment, the MFS Proxy Voting Committee or its representatives considers and votes on those proxy matters. MFS also receives research and recommendations from the Proxy Administrator which it may take into account in deciding how to vote. MFS uses its own internal research, the research of Proxy Administrators and/or other third party research tools and vendors to identify (i) circumstances in which a board may have approved an executive compensation plan that is excessive or poorly aligned with the portfolio company’s business or its shareholders, (ii) environmental and social proposals that warrant further consideration or (iii) circumstances in which a non-U.S. company is not in compliance with local governance or compensation best practices. In those situations where the only MFS Fund that is eligible to vote at a shareholder meeting has Glass Lewis as its Proxy Administrator, then we will utilize research from Glass Lewis to identify such issues. MFS analyzes such issues independently and does not necessarily vote with the ISS or Glass Lewis recommendations on these issues. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.
For votes that require a case-by-case analysis per the MFS Proxy Policies (e.g., proxy contests, potentially excessive executive compensation issues, or certain shareholder proposals), a member of the proxy voting team will consult with or seek recommendations from MFS investment analysts and/or portfolio managers.2 However, the MFS Proxy Voting Committee will ultimately determine the manner in which such proxies are voted.
As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

2
From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst may not be available to provide a vote recommendation. If such a recommendation cannot be obtained within a reasonable time prior to the cut-off date of the shareholder meeting, the MFS Proxy Voting Committee may determine to abstain from voting.

5.
Voting Proxies

In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee or proxy voting team may review and monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients.
For those markets that utilize a “record date” to determine which shareholders are eligible to vote, MFS generally will vote all eligible shares pursuant to these guidelines regardless of whether all (or a portion of) the shares held by our clients have been sold prior to the meeting date.
6.
Securities Lending

From time to time, the MFS Funds or other pooled investment vehicles sponsored by MFS may participate in a securities lending program. In the event MFS or its agent receives timely notice of a shareholder meeting for a U.S. security, MFS and its agent will attempt to recall any securities on loan before the meeting’s record date so that MFS will be entitled to vote these shares. However, there may be instances in which MFS is unable to timely recall securities on loan for a U.S. security, in which cases MFS will not be able to vote these shares. MFS will report to the appropriate board of the MFS Funds those instances in which MFS is not able to timely recall the loaned securities. MFS generally does not recall non-U.S. securities on loan because there may be insufficient advance notice of proxy materials, record dates, or vote cut-off dates to allow MFS to timely recall the shares in certain markets on an automated basis. As a result, non-U.S. securities that are on loan will not generally be voted. If MFS receives timely notice of what MFS determines to be an unusual, significant vote for a non-U.S. security whereas MFS shares are on loan, and determines that voting is in the best long-term economic interest of shareholders, then MFS will attempt to timely recall the loaned shares.
7.
Engagement

The MFS Proxy Voting Policies and Procedures are available on www.mfs.com and may be accessed by both MFS’ clients and the companies in which MFS’ clients invest. From time to time, MFS may determine that it is appropriate and beneficial for members of the MFS Proxy Voting Committee or proxy voting team to engage in a dialogue or written communication with a company or other shareholders regarding certain matters on the company’s proxy statement that are of concern to shareholders, including environmental, social and governance matters. A company or shareholder may also seek to engage with members of the MFS Proxy Voting Committee or proxy voting team in advance of the company’s formal proxy solicitation to review issues more generally or gauge support for certain contemplated proposals. The MFS Proxy Voting Committee, in consultation with members of the investment team, establish proxy voting engagement goals and priorities for the year. For further information on requesting engagement with MFS on proxy voting issues or information about MFS’ engagement priorities, please visit www.mfs.com and refer to our most recent proxy season preview and engagement priorities report.
C.
RECORDS RETENTION

MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy ballots completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company’s proxy issues, are retained as required by applicable law.
D.
REPORTS

U.S. Registered MFS Funds
MFS publicly discloses the proxy voting records of the U.S. registered MFS Funds on a quarterly basis. MFS will also report the results of its voting to the Board of Trustees of the U.S. registered MFS Funds. These reports will include: (i) a summary of how votes were cast (including advisory votes on pay and “golden parachutes”); (ii) a summary of votes against management’s recommendation; (iii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefore; (iv) a review of the procedures used by MFS to identify material conflicts of interest and any matters identified as a material conflict of interest; (v) a review of these policies and the guidelines; (vi) a review of our proxy engagement activity; (vii) a report and impact assessment of instances in which the recall of loaned securities of a U.S. issuer was unsuccessful; and (viii) as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees of the U.S. registered MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.
Other MFS Clients
MFS may publicly disclose the proxy voting records of certain other clients (including certain MFS Funds) or the votes it casts with respect to certain matters as required by law. A report can also be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue and, upon request, may identify situations where MFS did not vote in accordance with the MFS Proxy Voting Policies and Procedures.
Except as described above, MFS generally will not divulge actual voting practices to any party other than the client or its representatives because we consider that information to be confidential and proprietary to the client. However, as noted above, MFS may determine that it is appropriate and beneficial to engage in a dialogue with a company regarding certain matters. During such dialogue with the company, MFS may disclose the vote it intends to cast in order to potentially effect positive change at a company in regards to environmental, social or governance issues.

METROPOLITAN WEST ASSET MANAGEMENT, LLC
Proxy Voting Guidelines And Procedures
November 30, 2016
Introduction
Certain affiliates of The TCW Group, Inc. (these affiliates are collectively referred to as “TCW”) act as investment advisors for a variety of clients, including mutual funds. If TCW has responsibility for voting proxies in connection with these investment advisory duties, or has the responsibility to specify to an agent of the client how to vote the proxies, TCW exercises such voting responsibilities for its clients through the corporate proxy voting process. TCW believes that the right to vote proxies is a significant asset of its clients’ holdings. In order to carry out its fiduciary responsibilities in the voting of proxies for its clients, TCW has established a proxy voting committee (the “Proxy Committee”) and adopted these proxy voting guidelines and procedures (the “Guidelines”).
Where TCW has retained the services of a Sub-adviser to provide day-to-day portfolio management for the portfolio, the Adviser may delegate proxy voting authority to the Sub-Adviser; provided that the Sub-Adviser either (1) follows the Adviser’s Proxy Voting Policy and Procedures; or (2) has demonstrated that its proxy voting policies and procedures (“Sub-Adviser’s Proxy Voting Policies and Procedures”) are in the best interests of the Adviser’s clients and appear to comply with governing regulations. TCW also shall be provided the opportunity to review a Sub-Adviser’s Proxy Voting Policy and Procedures as deemed necessary or appropriate by TCW. Consistent with its fiduciary obligations, the Adviser will be responsible for periodically verifying the Sub-Adviser’s implementation of its proxy voting policy with respect to the TCW-managed portfolio.
The Proxy Committee generally meets quarterly (or at such other frequency as determined by the Proxy Committee), and its duties include establishing proxy voting guidelines and procedures, overseeing the internal proxy voting process, and reviewing proxy voting issues. The members of the Proxy Committee include TCW personnel from the investment, compliance, legal and marketing departments. TCW also uses outside proxy voting services (each an “Outside Service”) to help manage the proxy voting process. An Outside Service facilitates TCW’s voting according to the Guidelines (or, if applicable, according to guidelines submitted by TCW’s clients) and helps maintain TCW’s proxy voting records. In the event of a conflict between contractual requirements and the Guidelines, TCW will vote in accordance with its contractual obligations. All proxy voting and record keeping by TCW is, of course, dependent on the timely provision of proxy ballots by custodians, clients and other third parties. Under specified circumstances described below involving potential conflicts of interest, an Outside Service may also be requested to help decide certain proxy votes. In those instances, the Proxy Committee shall review and evaluate the voting recommendations of such Outside Service to ensure that recommendations are consistent with TCW’s clients’ best interests. In the event that TCW inadvertently receives any proxy materials on behalf of a client that has retained proxy voting responsibility, and where it is reasonably feasible for TCW to determine the identity of the client, TCW will promptly forward such materials to the client.
As a matter of firm policy, TCW does not disclose to unaffiliated third parties how it expects to vote on upcoming proxies and does not disclose the way it voted proxies without a legitimate need to know such information.
Philosophy
When voting proxies, TCW’s utmost concern is that all decisions be made solely in the interests of the client and with the goal of maximizing the value of the client’s investments. Generally, proposals will be voted in accordance with the Guidelines and any applicable guidelines provided by TCW’s clients. TCW’s underlying philosophy, however, is that its portfolio managers, who are primarily responsible for evaluating the individual holdings of TCW’s clients, are best able to determine how to further client interests and goals. The portfolio managers may, in their discretion, take into account the recommendations of TCW management, the Proxy Committee, and an Outside Service.
Proxy Voting Overrides
Individual portfolio managers, in the exercise of their best judgment and discretion, may from time to time override the Guidelines and vote proxies in a manner that they believe will enhance the economic value of clients’ assets, keeping in mind the best interests of the beneficial owners. A portfolio manager choosing to abstain on a vote or override the Guidelines must deliver a written rationale for each such decision to TCW’s Proxy Specialist (the “Proxy Specialist”), who will maintain such documentation in TCW’s proxy voting records and deliver a quarterly report to the Proxy

Committee of all votes cast other than in accordance with the Guidelines. If the Proxy Specialist believes there is a question regarding a portfolio manager’s vote, he/she will liaise with the portfolio manager as necessary to clarify the rationale. If the Proxy Specialist is unable to resolve the question to their satisfaction after liaising with the relevant portfolio manager, TCW’s Director of Research (the “Director of Research”) will review the portfolio manager’s vote and make a determination. If the Director of Research believes it appropriate, he/she may elect to convene the Proxy Committee for its independent consideration as to how the vote should be cast.
Conflicts of Interest
In the event a potential conflict of interest arises in the context of voting proxies for TCW’s clients, the primary means by which TCW will avoid a conflict is by casting such votes solely according to the Guidelines and any applicable guidelines provided by TCW’s clients, as outlined below. If a potential conflict of interest arises and there is no predetermined vote, or the Guidelines (or any applicable TCW client guidelines) themselves refer such vote to the portfolio manager for decision, or the portfolio manager would like to override a predetermined vote, then TCW will undertake the following analysis:
•
Where the issuer soliciting proxy votes is itself a client of TCW’s (or because an affiliate of such issuer, such as a pension or profit sharing plan sponsored by such issuer, is a client of TCW’s), then the Proxy Specialist will determine whether such relationship may be deemed not to be material to TCW based on the level of assets under management and other relevant facts and circumstances and will submit his/her analysis to the Proxy Committee for its approval. Where the relationship is deemed material, TCW will refrain completely from exercising its discretion with respect to voting the proxy with respect to such vote and will, instead, refer that vote to an Outside Service for its independent consideration as to how the vote should be cast.

•
Where an employee of TCW sits on the board of a public company, the Proxy Specialist will determine whether such board member is the portfolio manager for the account holding the security, or whether the board member has spoken with the portfolio managers for the account holding the security. If either the particular board member is the portfolio manager or there has been communication concerning such proxy vote between the portfolio manager and the particular board member, then the Proxy Specialist will provide the Proxy Committee with the facts and vote rationale so that it can determine and vote the securities.

•
When the issuer is a key vendor or broker of TCW, the Proxy Specialist will determine if the portfolio manager for the account(s) holding the security has spoken with the key vendor or broker about the upcoming proxy vote. If there has been communication concerning the proxy vote between the portfolio manager and the key vendor or broker, the relationship will be deemed material. The Proxy Specialist will provide the Proxy Committee with the relevant facts and the Proxy Committee will vote the proxy.

•
Where the issuer is a known affiliate of TCW, TCW will refrain completely from exercising its discretion with respect to voting the proxy with respect to such a vote and will, instead, refer that vote to an Outside Service for its independent consideration as to how the vote should be cast.

•
Where any other portfolio manager conflict is identified with respect to a given proxy vote, the Proxy Committee will remove such vote from the conflicted portfolio manager and will itself consider and cast the vote.

Proxy Voting Information and Recordkeeping
Upon request to the Proxy Specialist, TCW provides proxy voting records to its clients. These records state how votes were cast on behalf of client accounts, whether a particular matter was proposed by the company or a shareholder, and whether or not TCW voted in line with management recommendations.
TCW or an Outside Service will keep records of the following items: (i) these Proxy Voting Guidelines and any other proxy voting procedures; (ii) proxy statements received regarding client securities (unless such statements are available on the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system); (iii) records of votes cast on behalf of clients (if maintained by an Outside Service, that Outside Service will provide copies of those records promptly upon request); (iv) records of written requests for proxy voting information and TCW’s response (whether a client’s request was oral or in writing); and (v) any documents prepared by TCW that were material to making a decision how to vote, or that memorialized the basis for the decision, including proxy overrides delivered to the Proxy Specialist and decisions of the Proxy Committee. Additionally, TCW or an Outside Service will maintain any documentation related to an identified material conflict of interest.

TCW or an Outside Service will maintain these records in an easily accessible place for at least five years from the end of the fiscal year during which the last entry was made on such record. For the most recent two years, TCW or an Outside Service will store such records at its principal office.
International Proxy Voting
While TCW utilizes these Proxy Voting Guidelines for both international and domestic portfolios and clients, there are some significant differences between voting U.S. company proxies and voting non-U.S. company proxies. For U.S. companies, it is relatively easy to vote proxies, as the proxies are automatically received and may be voted by mail or electronically.
For proxies of non-U.S. companies, although it is typically both difficult and costly to vote proxies, TCW will make every reasonable effort to vote such proxies.
Guidelines
The proxy voting decisions set forth below refer to proposals by company management except for the categories of “Shareholder Proposals” and “Social Issue Proposals.” The voting decisions in these latter two categories refer to proposals by outside shareholders.
Governance
•
For director and management nominees in uncontested elections

•
For management nominees in contested elections

•
For ratifying auditors, except against if the previous auditor was dismissed because of a disagreement with the company or if the non-audit services exceed 51% of fees

•
For routine management proposals

•
For amendments to the company’s certificate of incorporation or bylaws, except against if an amendment would have the effect of reducing shareholders’ rights

Capital Structure
•
For reasonable changes in authorized common stock

•
For the issuance of common stock or preferred stock, except against if the shares have voting rights superior to those of other common or preferred shareholders, as applicable

•
For approving the issuance or exercise of stock warrants

•
For authorizing preferred stock and making reasonable changes to authorized preferred stock, except against if the board has unlimited rights to set the terms and conditions of the shares

•
For amending or canceling a class or series of preferred stock

•
Against authorizing and for eliminating or amending dual or multiple classes of common stock

•
For a stock repurchase program

•
For a stock split

•
For a reverse stock split, except against if the company does not intend to proportionally reduce the number of authorized shares

Mergers and Restructuring
•
For mergers and restructurings, including recapitalization, bankruptcy restructurings, liquidations, reincorporating in a different state, leveraged buyout of the company, spinning off certain company operations or divisions, the sale of assets

•
Case-by-case on cumulative voting

Board of Directors
•
For limiting the liability of directors

•
For setting the board size

•
For allowing the directors to fill vacancies on the board without shareholder approval

•
Against giving the board the authority to set the size of the board as needed without shareholder approval

•
For a proposal regarding the removal of directors, except against if the proposal limits the removal of directors to cases where there is legal cause

Anti-Takeover Provisions
•
Against the concept of a classified board

•
Against the concept of a shareholder rights plan (poison pill)

•
Against eliminating or limiting shareholders’ right to call a special meeting

•
For restoring shareholders’ right to call a special meeting

•
Against eliminating or limiting shareholders’ right to act by written consent

•
For restoring shareholders’ right to act by written consent

•
Against establishing or maintaining a supermajority vote provision to (i) approve a merger or other business combination, (ii) change certain bylaw or charter provisions

•
Against expanding or clarifying the authority of the board of directors to consider factors other than the interests of shareholders in assessing a takeover bid

•
Against fair price provisions

•
For limiting the payment of greenmail

•
Against adopting advance notice requirements

•
Against opting into a state takeover statutory provision

Compensation
•
In favor of reasonable compensation and bonus plans proposed by management, including one-time stock options and deferred compensation plans

•
For adopting, amending or adding shares to a stock incentive, purchase or award plan for employees and non-employee directors, provided that outstanding common stock is not overly diluted

•
For limiting per-employee option awards

•
For extending the term of a stock incentive plan for employees

•
Refer on assuming stock incentive plans

•
With management on “say on pay” proposals

Shareholder Proposals
•
For requiring shareholder ratification of auditors

•
Against requiring the auditors to attend the annual meeting

•
Against limiting consulting by auditors

•
Against requiring the rotation of auditors

•
Against restoring preemptive rights

•
For asking the company to study sales, spin-offs, or other strategic alternatives

•
For asking the board to adopt confidential voting and independent tabulation of the proxy ballots

•
Against asking the company to refrain from counting abstentions and broker non-votes in vote tabulations

•
Against eliminating the company’s discretion to vote unmarked proxy ballots.

•
For providing equal access to the proxy materials for shareholders

•
Against making changes to board or chairman election, composition or eligibility requirements

•
Against changing the annual meeting location or date

•
For increasing disclosure regarding the board’s role in the development and monitoring of the company’s long-term strategic plan

•
Against urging the creation of a shareholder committee

•
Case-by-case on adopting cumulative voting

•
Against making directors liable for acts or omissions that constitute a breach of fiduciary care resulting from a director’s gross negligence and/or reckless or willful neglect

•
For repealing a classified board

•
Against asking the board to redeem or to allow shareholders to vote on a poison pill shareholder rights plan

•
Against supermajority provisions

•
Against repealing fair price provisions

•
For restoring shareholders’ right to call a special meeting or act by written consent

•
For limiting the board’s discretion to issue targeted share placements or requiring shareholder approval before such block placements can be made

•
For seeking to force the company to opt out of a state takeover statutory provision

•
Against reincorporating the company in another state

•
For limiting greenmail payments

•
Against restricting executive or director compensation, but for reasonable enhanced disclosure of executive compensation

•
For banning or calling for a shareholder vote on future golden parachutes

•
Against seeking to award performance-based stock options

•
Against establishing a policy of expensing the costs of all future stock options issued by the company in the company’s annual income statement

•
Against requesting that future executive compensation be determined without regard to any pension fund income

•
Against approving extra benefits under Supplemental Executive Retirement Plans (SERPs)

•
Against requiring option shares to be held

•
For the creation of a compensation and a nominating committee

•
For increasing the independence of key committees

Social Issue Proposals
•
For proposals that ask a company to review operations or impacts or disclosure activities or impacts, except against if the proposal calls for action beyond reporting

•
Against proposals that ask the company to implement changes in procedure, including the development of social, economic, environmental or ethical criteria to govern contracts and production

Additional Information
A description of TCW’s policies and procedures relating to proxy voting and class actions can also be found in the firm’s Part 2A of Form ADV. A copy of TCW’s Form ADV is available to clients upon request to the Proxy Specialist.

NORTHERN TRUST INVESTMENTS, INC.
PROXY VOTING
The Trust, on behalf of the Funds, has delegated the voting of portfolio securities to Northern Trust Investments, Inc. (“NTI”) in its capacity as Subadviser. NTI has adopted its proprietary proxy voting policies (the “Northern Proxy Voting Policy”) for the voting of proxies on behalf of client accounts for which NTI has voting discretion. Under the Northern Proxy Voting Policy, shares are to be voted in the best interest of the Funds.
A Proxy Committee (“NTI’s Proxy Committee”), comprised of senior NTI investment and compliance officers, has adopted certain guidelines (the “Proxy Guidelines”) concerning various corporate governance issues. NTI’s Proxy Committee has the responsibility for the content, interpretation and application of the Proxy Guidelines and may apply these Proxy Guidelines with a measure of flexibility. NTI has retained an independent third party (the “Service Firm”) to review proxy proposals and to make voting recommendations to NTI’s Proxy Committee in a manner consistent with the Proxy Guidelines. NTI’s Proxy Committee will apply the Proxy Guidelines as discussed below to any such recommendation.
The Proxy Guidelines provide that the Proxy Committee will generally vote for or against various proxy proposals, usually based upon certain specified criteria. As an example, the Proxy Guidelines provide that the Proxy Committee will generally vote in favor of proposals to:
•
Repeal existing classified boards and elect directors on an annual basis;

•
Adopt a written majority voting or withhold policy (in situations in which a company has not previously adopted such a policy);

•
Require that poison pill plans be submitted for shareholder ratification;

•
Lower supermajority shareholder vote requirements for charter and bylaw amendments;

•
Lower supermajority shareholder vote requirements for mergers and other business combinations;

•
Increase common share authorizations for a stock split;

•
Implement a reverse stock split;

•
Approve an ESOP (employee stock ownership plan) or other broad based employee stock purchase or ownership plan, or increase authorized shares for existing plans;

•
Adopt certain social and environmental issues regarding discrimination, disclosures of environmental impact, animal treatment and corporate sustainability, when appropriate;

•
Request a report or assessment of the safety of a company’s operations and a company’s products and services and efforts to promote their safe use;

•
Request increased disclosure of a company’s policies and procedures for managing and mitigating risks related to cyber security and data privacy; and

•
Request that a company take reasonable steps to ensure that women and minority candidates are in the pool from which board nominees are chosen or that request that women and minority candidates are routinely sought as part of every search the company undertakes.

The Proxy Guidelines also provide that the Proxy Committee will generally vote against proposals to:
•
Elect director nominees that sit on more than four public company boards, or, if the nominee is a CEO, more than two public company boards;

•
Classify the board of directors;

•
Ratify auditors and re-elect incumbent members of the Audit Committee if non-audit fees are excessive in relation to audit-related fees without adequate explanation;

•
Adopt dual class exchange offers or dual class recapitalizations;

•
Require a supermajority shareholder vote to approve mergers and other significant business combinations;

•
Require a supermajority shareholder vote to approve charter and bylaw amendments;

•
Support “other business” where shareholders do not have the opportunity to review and understand the details of the items to be considered; and

•
Eliminate, direct, or otherwise restrict charitable contributions.

Northern Trust generally supports the position of a company’s board of directors when voting on shareholder initiated social and environmental proposals that call on the company to adopt specific policies or practices that go beyond reporting. Although Northern Trust acknowledges that the economic and social considerations underlying such proposals are often closely intertwined, we believe that in most cases the management group and elected directors are best positioned to make corporate decisions on these proposals.

SANDS CAPITAL MANAGEMENT, LLC
PROXY VOTING POLICY AND PROCEDURES
Most Recent Amendment: June 2017
Implementation Date: November 2006
Issue
Rule 206(4)-6 under the Advisers Act requires registered investment advisers to adopt and implement written policies and procedures reasonably designed to ensure advisers vote proxies in the best interest of their clients. The procedures must address material conflicts that may arise in connection with proxy voting. Rule 206(4)-6 further requires advisers to describe to clients their proxy voting policies and procedures and to provide copies of such policies and procedures to clients upon their request. Lastly, the Rule requires advisers to disclose how clients may obtain information on how the adviser voted their proxies.
To comply with Rule 206(4)-6, Sands Capital Management, LLC (“SCM”) has adopted and implemented this Policy and the procedures described herein.
Policy
SCM’s policy is to vote client proxies in the best interest of its clients. Proxies are an asset of a client, which must be treated by SCM with the same care, diligence and loyalty as any asset belonging to a client. In voting proxies SCM should consider the short- and long-term implications of each proposal. In voting proxies, SCM typically is neither an activist in corporate governance nor an automatic supporter of management. However, because SCM believes that the management teams of most companies it invests in generally seek to serve shareholder interests, SCM believes that voting proxy proposals in the client’s best economic interests usually means voting with the recommendations of these management teams. Any specific voting instructions provided by an advisory client or its designated agent in writing will supersede this Policy. Clients with their own general or specific proxy voting and governance policies may wish to have their proxies voted by an independent third party or other named fiduciary or agent, at the client’s expense.
Proxy Committee
SCM has established a Proxy Committee, which consists of four permanent members: the Chief Administrative Officer (“CAO”), the Chief Compliance Officer (“CCO”), a Director of Client Relations, and a member of the Directing Research Team (the “DRT”). The Proxy Committee meets at least annually, and as necessary to fulfill its responsibilities. A majority of the members of the Proxy Committee constitutes a quorum for the transaction of business. The CAO acts as secretary of the Proxy Committee and maintains a record of Proxy Committee meetings and actions.
The Proxy Committee is responsible for: (i) the oversight and administration of proxy voting on behalf of SCM’s clients, including developing, authorizing, implementing and updating this Policy and the procedures described herein; (ii) overseeing the proxy voting process, including reviewing reports on proxy voting activity at least annually, and as necessary, to fulfill its responsibilities; and (iii) engaging and overseeing third-party service provider(s), as necessary or appropriate, to ensure SCM receives the applicable proxy statements or to provide SCM information, research or other services to facilitate SCM’s proxy voting decisions.
The Proxy Committee has developed a set of criteria to be used when evaluating proxy issues. These criteria and general proxy voting guidelines are set forth in the Proxy Voting Guidelines, which are attached hereto as Attachment A (the “Guidelines”). The Proxy Committee may amend or supplement the Guidelines from time to time. All Guidelines are to be applied generally and not absolutely, such that the evaluation of each proposal incorporates considerations specific to the company whose proxy is being voted.
Procedures for Identification and Voting of Proxies
The following procedures are designed to resolve material conflicts of interest before voting client proxies.
(1)
SCM maintains a list of all clients for which it votes proxies. The list may be maintained either in hard copy or electronically, and is updated by the Investment Operations Team, which obtains proxy voting information from client agreements or internal account onboarding documentation.

(2)
As part of the account opening procedure, the Investment Operations Team will note whether or not SCM is responsible for voting proxies for the client.

(3)
Where SCM has the authority to vote proxies, the Investment Operations and Client Relations Teams will work with the client to ensure that SCM is designated to receive proxy voting materials from companies or intermediaries.

(4)
SCM has retained one or more third parties to assist in the coordination, voting and recordkeeping of proxies.

(5)
The CAO, through a proxy voting designee working as a proxy administrator, receives all proxy voting materials and has overall responsibility for ensuring that proxies are voted and submitted in a timely manner.

(6)
SCM’s Investment Research Team (the “Research Team”) is responsible for reviewing proxy proposals for portfolio securities. Prior to a proxy voting deadline, the appropriate Research Team member will make a determination as how to vote each proxy proposal based on his or her analysis of the proposal and the Guidelines. In evaluating a proxy proposal, a Research Team member may consider information from a number of sources, including management of the company, shareholder groups and independent proxy research services.

(7)
SCM Staff Members involved in the process are responsible for assessing whether there is any material conflict between the interests of SCM or its affiliates or associates and the interests of its clients with respect to proxy voting by considering the situations identified in the Conflicts of Interest section of this Policy.

(8)
If no material conflicts of interest has been identified, SCM will vote proxies according to this Policy (including by not voting if SCM deems that to be in its clients’ best interest).

(9)
Upon detection of a conflict of interest, the conflict will be brought to the attention of the Proxy Committee for resolution. See Conflicts of Interest section for additional information.

(10)
SCM is not required to vote every client proxy provided that electing not to vote is consistent with SCM’s fiduciary obligations. SCM shall at no time ignore or neglect its proxy voting responsibilities. However, there may be times when refraining from voting is in the client’s best interest, such as when an analysis of a particular client proxy reveals that the cost of voting the proxy may exceed the expected benefit to the client. See Proxies of Certain Global Issuers below.

(11)
SCM may process certain proxies without voting them or may systematically vote with management. Examples include, without limitation, proxies issued by companies SCM has decided to sell, proxies issued for securities that SCM did not select for a client portfolio, such as, securities that were selected by a previous adviser, unsupervised or non-managed securities held in a client’s account (such as ETFs), money market securities, or other securities selected by clients or their representatives other than SCM.

(12)
In the event that SCM votes the same proxy in two directions, it shall maintain documentation to support its voting (this may occur if a client requires SCM to vote a certain way on an issue, while SCM deems it beneficial to vote in the opposite direction for its other clients) in SCM’s files.

(13)
The CAO and the applicable Research Team member must report any attempts by SCM’s personnel to influence the voting of client proxies in a manner that is inconsistent with this Policy, as well as any attempts by persons or entities outside SCM seeking to influence the voting of client proxies. Reporting shall be made to the CCO, or if the CCO is the person attempting to influence the voting, then to SCM’s General Counsel.

(14)
All proxy votes will be recorded and the following information must be maintained:

•
The name of the issuer of the portfolio security;

•
The security identifier of the portfolio holding.

•
The Council on Uniform Securities Identification Procedures (“CUSIP”) or similar number, in each case, if any, for the security;

•
The shareholder meeting date;

•
The number of shares SCM is voting firm-wide;

•
A brief identification of the matter voted on;

•
Whether the matter was proposed by the issuer or by a security holder;

•
Whether or not SCM cast its vote on the matter;

•
How SCM voted (e.g., for or against proposal, or abstain; for or withhold regarding election of directors);

•
Whether SCM cast its vote with or against management; and

•
Whether any client requested an alternative vote of its proxy.

Loaned Securities
If a client participates in a securities lending program, SCM will not be able to vote the proxy of the shares out on loan. SCM will generally not seek to recall for voting the client shares on loan. However, under rare circumstances, for voting issues that may have a particularly significant impact on the investment (a “Significant Event”), SCM may request a client to recall securities that are on loan if SCM determines that the benefit of voting outweighs the costs and lost revenue to the client and the administrative burden of retrieving the securities. The Research Team member who is responsible for voting the proxy will notify the Proxy Committee in the event they believe a recall of loaned securities is necessary.
In determining whether a recall of a security is warranted, SCM will take into consideration whether the benefit of the vote would be in the client’s best interest despite the costs and the lost revenue to the client and the administrative burden of retrieving the securities. SCM may use third-party service providers to assist it in identifying and evaluating whether an event constitutes a Significant Event. From time to time, the Proxy Committee will deem certain matters to be Significant Events and will adjust the foregoing standard accordingly.
Proxies of Issuers in Certain Countries
It is SCM’s policy to seek to vote all proxies for client securities over which it has proxy voting authority where SCM can reasonably determine that voting such proxies will be in the best interest of its clients.
Voting proxies of issuers in certain countries may give rise to a number of administrative or operational issues that may cause SCM to determine that voting such proxies are not in the best interest of its clients or that it is not reasonably possible to determine whether voting such proxies will be in the best interests of its clients. While not exhaustive, the following list of considerations highlights some potential instances in which a proxy vote might not be entered.
•
SCM may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting.

•
A market may require SCM to provide local agents with a power of attorney or consularization prior to implementing SCM’s voting instructions.

•
Proxy materials may not be available in English.

•
SCM may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor.

•
Proxy voting in certain countries may require “share blocking.” In such cases, shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. Absent compelling reasons to the contrary, SCM believes that the benefit to the client of exercising the vote is outweighed by the cost of voting (i.e., not being able to sell the shares during this period). Accordingly, if share blocking is required SCM generally elects not to vote those shares. The applicable Research Team member in conjunction with the Proxy Committee retains the final authority to determine whether to block the shares in the client’s portfolio or to pass on voting the meeting.

The rationale for not voting a client proxy must be documented and the documentation must be maintained in SCM’s files.
Conflicts of Interest
The following potential conflicts of interest have been identified:
•
SCM provides services to an institutional client, or is in the process of being engaged to provide services to an institutional client that is affiliated with an issuer that is held in the SCM’s client portfolios. For example, SCM may be retained to manage Company A’s pension fund, where Company A is a public company and SCM’s client accounts hold shares of Company A. Another example is SCM’s clients may hold an investment in an issuer affiliated with an adviser of a fund vehicle sub-advised by SCM.
•
SCM provides services to an individual, or is in the process of being engaged to provide services to an individual, who is an officer or director of an issuer that is held in SCM’s client portfolios;

•
A Staff Members maintain a personal or business relationship (not an advisory relationship) with issuers or individuals that serve as officers or directors of issuers. For example, the spouse of a Staff Member may be a high-level executive of an issuer that is held in SCM’s client portfolios. The spouse could attempt to influence SCM to vote in favor of management; and

•
SCM or a Staff Member personally owns a significant number of an issuer’s securities that are also held in SCM’s client portfolios. The Staff Member may seek to vote proxies in a different direction for his or her personal holdings than would otherwise be warranted by this Policy. The Staff Member could oppose voting the proxies according to the policy and successfully influence SCM to vote proxies in contradiction to this Policy.

Due to the difficulty of predicting and identifying all material conflicts, Staff Members are responsible for notifying the CAO or the CCO of any material conflict that may impair SCM’s ability to vote proxies in an objective manner. Upon such notification, the CAO or the CCO will notify the Proxy Committee of the conflict.
In the event that the Proxy Committee determines that SCM has a conflict of interest with respect to a proxy proposal, the Proxy Committee will also determine whether the conflict is “material” to that proposal. The Proxy Committee may determine on a case-by-case basis that a particular proposal does not involve a material conflict of interest. To make this determination, the Proxy Committee must conclude that the proposal is not directly related to SCM’s conflict with the issuer. If the Proxy Committee determines that a conflict is not material, then SCM may vote the proxy in accordance with the recommendation of the relevant Research Team member.
In the event that the Proxy Committee determines that SCM has a material conflict of interest with respect to a proxy proposal, SCM will vote on the proposal in accordance with the determination of the Proxy Committee. Prior to voting on the proposal, SCM may: (i) contact an independent third party (such as another plan fiduciary) to recommend how to vote on the proposal and vote in accordance with the recommendation of such third party (or have the third party vote such proxy); or (ii) with respect to clients that are not subject to ERISA, fully disclose the nature of the conflict to the client and obtain the client’s consent as to how SCM will vote on the proposal (or otherwise obtain instructions from the client as to how to vote the proxy).
Recordkeeping
SCM must maintain the documentation described in the following section for a period of not less than five years in an easily accessible place, the first two years at its principal place of business. The CAO will be responsible for the following procedures and for ensuring that the required documentation is retained.
Outside third party request to review proxy votes:
•
Staff Members must be thoughtful and cautious in sharing how SCM plans to vote its clients’ proxies. Until the vote has been cast and the relevant shareholder meeting has transpired, SCM generally treats information about SCM’s voting as confidential. Staff Members may not disclose SCM’s vote prior to the meeting or commit to any third party to vote a certain way without the prior consent of the CCO or General Counsel. Notwithstanding the previous sentence, Staff Members are permitted to prudently express SCM’s thoughts or opinions on topics in discussions with the relevant companies, advisors (3rd party research providers), and other shareholders prior to voting as a part of SCM’s ongoing education and engagement.

•
Once the vote has been cast and the relevant shareholder meeting has transpired, analysts can choose to share how SCM voted with the relevant company or other shareholders, if necessary, as part of SCM’s ongoing engagement with management and the company’s shareholder base.

•
All disclosures of votes in response to requests for vote information not originating from the company must be approved by the CAO prior to the disclosure of the vote. All written requests must be retained in the permanent file. The CAO or designee will record the identity of the outside third party, the date of the request, and the disposition (e.g., provided a written or oral response to client’s request, referred to third party, not a proxy voting client, other dispositions, etc.) in a suitable place.

•
As is consistent with SCM’s Advertising and Marketing Policy, all Staff Members must refer inquiries from the press to the Director, Portfolio Analysis and Communications.

Proxy statements received regarding client securities:
•
Upon receipt of a proxy, the relevant Staff Member must copy or print a sample of the proxy statement or card and maintain the copy in a central file along with a sample of the proxy solicitation instructions.

Note: SCM is permitted to rely on proxy statements filed on the SEC’s EDGAR system instead of keeping its own copies.
Proxy voting records:
•
Documents prepared or created by SCM that were material to making a decision on how to vote, or that memorialized the basis for the decision, must be maintained in accordance with this Policy.

•
Documentation or notes or any communications received from third parties, other industry analysts, third-party service providers, company’s management discussions, etc. that were material in the basis for the decision, must be maintained in accordance with this Policy.

•
Clients are permitted to request their proxy voting record for the 5-year period prior to their request.

Disclosure
SCM will ensure that Part 2A of Form ADV is updated as necessary to reflect: (i) all material changes to this Policy and the procedures described herein; and (ii) information about how clients may obtain information on how SCM voted their securities.
Procedures for SCM’s Receipt of Class Actions
SCM will not file “Class Actions” on behalf of any client. If  “Class Action” documents are received by SCM from a client’s custodian, SCM will make a commercially reasonable best effort to forward the documents to the client. Likewise if  “Class Action” documents are received by SCM from a client, SCM will make a commercially reasonable effort to gather, at the client’s request, any requisite information it has regarding the matter and forward it to the client, to enable the client to file the “Class Action.”
Responsibility
The CAO is responsible for overseeing and implementing this Policy.

Attachment A
PROXY VOTING GUIDELINES
The majority of votes presented to shareholders are proposals made by management, which have been approved and recommended by its board of directors. One of the primary factors SCM considers when determining the desirability of investing in a particular company is the quality and depth of its management. Accordingly, SCM believes that the recommendation of management on any issue should be given substantial weight in determining how proxy issues are resolved. For routine matters (e.g., those matters that are not expected to measurably change the structure, management, control or operation of the company and are consistent with customary industry standards and practices, and the laws of the state of incorporation of the applicable company), SCM will vote in accordance with the recommendation of management, unless, in SCM’s opinion, such recommendation is not conducive to long term value creation or otherwise in the best interest of its clients. Non-routine matters (e.g., those matters relating to directors’ liability and indemnity proposals; executive compensation plans; mergers, acquisitions, and other restructurings submitted to a shareholder vote; anti-takeover and related provisions; and shareholder proposals) require company-specific and a case-by-case review and analysis. With respect to matters that do not fit in the categories stated below, SCM will exercise its best judgment as a fiduciary to vote in accordance with the best interest of its clients.
I. The Board of Directors
A.
Voting on Director Nominees in Uncontested Elections

These votes are made on a case-by-case basis, and SCM may consider the following:
•
Long-term performance record relative to a market index;

•
Composition of board and key board committees;

•
Attendance at board and committee meetings;

•
Corporate governance provisions and takeover activity;

•
Board decisions regarding executive pay; and

•
Director compensation.

B.
Director and Officer Indemnification and Liability Protection

These votes are evaluated on a case-by-case basis.
C.
Voting for Director Nominees in Contest Elections

These are evaluated on a case-by-case basis, and SCM may consider the following:
•
Long-term performance relative to its industry;

•
Management’s track record;

•
Background to the proxy contest;

•
Qualifications of director nominees (both slates);

•
Evaluation of what each side is offering shareholders and the likelihood that the proposed objectives and goals can be met; and

•
Stock ownership positions.

D.
Size of the Board

Proposals to limit the size of the Board will be evaluated on a case-by-case basis.

II. Auditors
Ratifying Auditors
SCM generally votes for proposals to ratify auditors, unless:
•
an auditor is not independent (i.e., it has a financial interest in or association with the company);

•
there is reason to believe the auditor’s opinion is not accurate or indicative of the company’s financial position;

•
poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; or material weaknesses in internal controls;

•
Evidence that the committee approved an inappropriate indemnification agreement with the auditor; or

•
Non-audit fees are excessive in relation to audit-related fees without adequate explanation.

III. Proxy Contest Defenses
A.
Cumulative Voting

Proposals on cumulative voting are voted on a case-by-case basis. SCM may consider the following, among other, factors: (i) the ability of significant stockholders to elect a director of their choosing; (ii) the ability of minority shareholders to concentrate their support in favor of a director or directors of their choosing; and (iii) the potential to limit the ability of directors to work for all shareholders.
B.
Proxy Contests

Votes on proxy contests are made on a case-by-case basis considering the long term financial performance of the company relative to its industry, management’s track record, the qualifications of the shareholder’s nominees, and other factors.
C.
Proxy Solicitation Expenses

Decisions to provide full reimbursement for dissidents waging a proxy contest are made on a case-by-case basis.
D.
Proxy Access

Shareholder proposals to provide shareholders proxy access are voted on a case-by-case basis taking into account, among other factors:
•
Company-specific factors; and

•
Proposal-specific factors including:

✓
the ownership thresholds proposed in the resolutions;

✓
the maximum proportion of directors that shareholders may nominate each year; and

✓
the method of determining which nominations should appear on the ballot if multiple shareholders submit nominations.

IV. Anti-Takeover Issues
SCM conducts an independent review of each anti-takeover proposal. SCM may vote with management when it concludes that the proposal is not onerous and would not harm clients’ interests as shareholders. Anti-takeover issues include the following:
A.
Poison Pills

The “poison pill” entitles shareholders to purchase certain securities at discount prices in the event of a change in corporate control. Such a measure would make a potential takeover prohibitively expensive to the acquirer.
SCM votes on a case-by-case basis management proposals to ratify a poison pill.
B.
Fair Price Provisions

Fair price provisions attempt to ensure approximately equal treatment for all shareholders in the event of a takeover. SCM may consider, among other factors: (i) the vote required to approve the proposed acquisition; (ii) the vote required to repeal the fair price provision; (iii) the mechanism for determining fair price; and (iv) whether these provisions are bundled with other anti-takeover measures (e.g., supermajority voting requirements) that may entrench management and discourage attractive tender offers.
Fair price proposals are voted on a case-by-case basis.
C.
Greenmail

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.
Proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments are voted on a case-by-case basis.
D.
Superstock

Another takeover defense is superstock, i.e., shares that give holders disproportionate voting rights. For example, a company could propose authorizing a class of preferred stock which “could be issued in a private placement with one or more institutional investors” and “could be designated as having voting rights which might dilute or limit the present voting rights of the holders of common stock….” The purpose of this additional class of stock would be to give insiders an edge in fending off an unsolicited or hostile takeover attempt.
SCM votes on case-by-case basis proposals that would authorize the creation of new classes of  “superstock.”
E.
Supermajority Rules

Supermajority provisions require approval by holders of minimum amounts of the common shares (usually 75% to 80%). While applied mainly to merger bids, supermajority rules also may be extended to cover substantive transfers of corporate assets, liquidations, reverse splits and removal of directors for reasons other than cause. A supermajority provision would make it nearly impossible in some cases for shareholders to benefit from a takeover attempt.
Supermajority shareholder vote requirements to approve mergers, amend the charter or bylaws are voted on a case-by-case basis.
F.
Board Classification

A “classified” or “staggered” board is a structure in which only a portion of a company’s board of directors (typically one-third) is elected each year. A company may employ such a structure to promote continuity of leadership and thwart takeover attempts. In evaluating a classified board proposal, SCM may consider the following factors, among others: (i) the company’s long-term strategic plan; (ii) the extent to which continuity of leadership is necessary to advance that plan; and (iii) the need to guard against takeover attempts.
SCM votes on board classification on a case-by-case basis.
V. Miscellaneous Governance Provision
A.
Approval of Financial Statements

In some markets, companies are required to submit their financial statements for shareholder approval. Approval of financial statements is voted on a case-by-case basis. However, SCM may abstain if the information is not available in advance of the meeting.
B.
Adopting or Amending the Charter, Bylaws, or Articles of Association

SCM votes on a case-by-case basis proposals on adopting or amending the charter, bylaws, or articles of association, and may consider whether:
•
Shareholder rights are protected;

•
There is negligible or positive impact on shareholder value;

•
Management provides sufficiently valid reasons for the amendments;

•
The company is required to do so by law (if applicable); and

•
They are of a housekeeping nature (updates or corrections).

C.
Bundled Proposals

SCM votes on a case-by-case basis bundled or “conditioned” proxy proposals. In this case where items are conditioned upon each other, SCM examines the benefits and costs of the packages items. In instances when the joint effect of the conditioned items is not in shareholder’s best interests, SCM votes against the proposals. If the combined effect is positive, SCM votes for such proposals.
VI. Capital Structure
A.
Common Stock Authorization

SCM votes on a case-by-case basis proposals to increase the number of shares of common stock authorized for issue.
B.
Stock Distributions; Splits and Dividends

SCM votes on a case-by-case basis proposals to increase the common share authorization for a stock split or share dividend.
C.
Debt Restructuring

SCM votes on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.
VII. Executive and Director Compensation
SCM believes that because a company has exclusive knowledge of material information not available to shareholders regarding its business, financial condition, and prospects, the company itself usually is in the best position to make decisions about compensation and benefits. Accordingly, SCM generally votes with management on such matters. However, SCM may oppose management on a case-by-case basis if it deems a company’s compensation to be excessive or inconsistent with its peer companies’ compensation, SCM believes a company’s compensation measures do not foster a long-term focus among its executive officers and other employees, or SCM believes a company has not met performance expectations, among other reasons. Discussed below are some specific types of compensation-related proposals that SCM may encounter.
SCM votes on a case-by-case basis items related to executive pay and practices.
A.
Management Say on Pay

“Say on pay” proposals give shareholders a nonbinding vote on executive compensation. These proposals are designed to serve as a means of conveying to company management shareholder concerns, if any, about executive compensation.
SCM votes case-by-case on management proposals seeking approval of advisory vote on executive compensation.
B.
Equity-Based Compensation Plans

A company’s equity-based compensation plan should be in alignment with the shareholders’ long-term interests. SCM believes that executive compensation should be directly linked to the performance of the company.
SCM vote case-by-case on proposals for equity-based compensation plans.
C.
Incentive Bonus Plans and Tax Deductibility Proposals (Section 163(m))

SCM votes on a case-by-case basis on proposals for incentive bonus plans and tax deductibility proposals.
D.
Golden Parachutes

Golden Parachutes assure key officers of a company lucrative compensation packages if the company is acquired and/or if the new owners terminate such officers. SCM recognizes that offering generous compensation packages that are triggered by a change in control may help attract qualified officers. However, such compensation packages cannot be so excessive that they are unfair to shareholders or make the company unattractive to potential bidders, thereby serving as a constructive anti-takeover mechanism.
SCM votes on a case-by-case basis proposals to submit severance plans.
E.
Golden Coffins/Executive Death Benefits

Survivor benefit compensation plans, or “golden coffins,” can require a company to make substantial payments or awards to a senior executive’s beneficiaries following the death of the senior executive. The compensation can take the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards. This compensation would not include compensation that the senior executive chooses to defer during his or her lifetime.
SCM recognizes that offering generous compensation packages that are triggered by the passing of senior executives may help attract qualified officers. However, such compensation packages cannot be so excessive that they are unfair to shareholders or make the company unattractive to potential bidders, thereby serving as a constructive anti-takeover mechanism.
SCM votes on a case-by-case basis proposals on Golden Coffins/Executive Death Benefits.
VIII. State of Incorporation
A.
Voting on State Takeover Statutes

SCM votes on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions and disgorgement provisions).
B.
Voting on Reincorporation Proposals

SCM votes on a case-by-case basis proposals to change a company’s state of incorporation.
IX. Mergers and Corporate Restructurings
A.
Mergers and Acquisitions

SCM votes on a case-by-case basis proposals on mergers and acquisitions.
B.
Corporate Restructuring

SCM votes on a case-by-case basis proposal on corporate restructuring, including minority squeeze outs, leveraged buyouts, spin-offs, liquidations, and asset sales.
C.
Spin-offs

SCM votes on a case-by-case basis proposals on spin-offs.
D.
Changing Corporate Name

SCM votes on changing the corporate name on a case-by-case basis.
X. Socially Oriented Proposals
A.
Proposals of a Social or Environmental Nature

Consistent with its fiduciary duty to clients, SCM will vote on social and environmental issues with a view toward promoting good corporate citizenship. However, SCM realizes that it cannot require a portfolio company to go beyond applicable legal requirements or put itself in a non-competitive position.
SCM considers environmental and social issues alongside traditional financial measures to provide a more comprehensive view of the value, risk, and return potential of an investment. Companies may face significant financial, legal and reputational risks resulting from poor environmental and social practices, or negligent oversight of environmental or social issues. SCM’s Environmental, Social, and Governance Framework describes SCM’s approach to consideration of environmental, social, and governance issues within its processes and ownership practices.
SCM votes on a case-by-case basis proposals regarding environmental or social issues. To do this, SCM uses research reports from SCM’s external proxy advisors, company filings and sustainability reports, research from other investors and non-governmental organizations, and the Research Team.
B.
Political Spending and Lobby Proposals

Companies may engage in certain political activities, within legal and regulatory limits, in order to influence public policy consistent with the companies’ values and strategies, and thus serve shareholders’ best long-term economic interests. These activities can create risks, including: the potential for allegations of corruption; the potential for reputational issues associated with a candidate, party or issue; and risks that arise from the complex legal, regulatory and compliance considerations associated with corporate political activity. SCM believes that companies which choose to engage in political activities should develop and maintain robust processes to guide these activities and to mitigate risks, including a level of board oversight.

When presented with shareholder proposals requesting increased disclosure on corporate political activities, SCM may consider the political activities of that company and its peers, the existing level of disclosure, and its view regarding the associated risks. SCM generally believes that it is the duty of boards and management to determine the appropriate level of disclosure of all types of corporate activity.
SCM votes on a case-by-case basis proposals regarding political spending and lobbying activities.

T. ROWE PRICE ASSOCIATES, INC. AND ITS INVESTMENT ADVISER AFFILIATES
PROXY VOTING POLICIES AND PROCEDURES
RESPONSIBILITY TO VOTE PROXIES
T. Rowe Price Associates, Inc., and its affiliated investment advisers (collectively, “T. Rowe Price”) recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company’s directors and on matters affecting certain important aspects of the company’s structure and operations that are submitted to shareholder vote. The U.S.-registered investment companies which T. Rowe Price sponsors and serves as investment adviser (the “Price Funds”) as well as other investment advisory clients have delegated to T. Rowe Price certain proxy voting powers. As an investment adviser, T. Rowe Price has a fiduciary responsibility to such clients when exercising its voting authority with respect to securities held in their portfolios. T. Rowe Price reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.
T. Rowe Price has adopted these Proxy Voting Policies and Procedures (“Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies. This document is updated annually.
Fiduciary Considerations—It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities. Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.
Other Considerations—One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. We recognize that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors. Accordingly, our proxy voting guidelines are not intended to substitute our judgment for management’s with respect to the company’s day-to-day operations. Rather, our proxy voting guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders; to align the interests of management with those of shareholders; and to encourage companies to adopt best practices in terms of their corporate governance and disclosure. In addition to our proxy voting guidelines, we rely on a company’s public filings, its board recommendations, its track record, country-specific best practices codes, our research providers and, most importantly, our investment professionals’ views in making voting decisions.
ADMINISTRATION OF POLICIES AND PROCEDURES
Proxy Committee—T. Rowe Price’s Proxy Committee (“Proxy Committee”) is responsible for establishing positions with respect to corporate governance and other proxy issues. Certain delegated members of the Proxy Committee also review questions and respond to inquiries from clients and mutual fund shareholders pertaining to proxy issues. While the Proxy Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or client. Rather, this responsibility is held by the Chairperson of the Price Fund’s Investment Advisory Committee or client’s portfolio manager.
Proxy Services Group—The Proxy Services Group is responsible for administering the proxy voting process as set forth in the Policies and Procedures.
Head of Corporate Governance—Our Head of Corporate Governance is responsible for reviewing the proxy agendas for all upcoming meetings and making company-specific recommendations to our global industry analysts and portfolio managers with regard to the voting decisions in their portfolios.
HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED
In order to facilitate the proxy voting process, T. Rowe Price has retained Institutional Shareholder Services (“ISS”) as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include custom vote recommendations, research, vote execution, and reporting. In order to reflect T. Rowe Price’s issue-by-issue voting guidelines as approved each year by the Proxy Committee, ISS maintains and implements a custom voting policy for the Price Funds and other client accounts.

Meeting Notification
T. Rowe Price utilizes ISS’ voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles T. Rowe Price holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily and transmitted to T. Rowe Price through ProxyExchange, an ISS application.
Vote Determination
Each day, ISS delivers into T. Rowe Price’s customized ProxyExchange environment a comprehensive summary of upcoming meetings, proxy proposals, publications discussing key proxy voting issues, and custom vote recommendations to assist us with proxy research and processing. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the perspective of our clients.
Portfolio managers may execute their responsibility to vote proxies in different ways. Some have decided to vote their proxies generally in line with the guidelines as set by the Proxy Committee. Others review vote recommendations and approve them before the votes are cast. In all cases, portfolio managers receive current reports summarizing all proxy votes in their client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their votes. The Proxy Services Group is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is contrary to our proxy voting guidelines.
T. Rowe Price Voting Policies
Specific proxy voting guidelines have been adopted by the Proxy Committee for all regularly occurring categories of management and shareholder proposals. A detailed set of proxy voting guidelines is available on the T. Rowe Price website, www.troweprice.com. The following is a summary of our guidelines on the most significant proxy voting topics:
Election of Directors—For U.S. companies, T. Rowe Price generally supports slates with a majority of independent directors. However, T. Rowe Price may vote against outside directors who do not meet our criteria relating to their independence, particularly when they serve on key board committees, such as compensation and nominating committees, for which we believe that all directors should be independent. Outside of the U.S., we expect companies to adhere to the minimum independence standard established by regional corporate governance codes. At a minimum, however, we believe boards in all regions should include a blend of executive and non-executive members, and we are likely to vote against senior executives at companies with insufficient representation by independent directors. We also vote against directors who are unable to dedicate sufficient time to their board duties due to their commitments to other boards. We may vote against certain directors who have served on company boards where we believe there has been a gross failure in governance or oversight. In certain markets, a lack of diversity on the board may cause us to oppose the members of the board’s Nominating Committee. Additionally, we may vote against compensation committee members who approve excessive executive compensation or severance arrangements. We support efforts to elect all board members annually because boards with staggered terms lessen directors’ accountability to shareholders and act as deterrents to takeover proposals. To strengthen boards’ accountability, T. Rowe Price supports proposals calling for a majority vote threshold for the election of directors and we may withhold votes from an entire board if they fail to implement shareholder proposals that receive majority support.
Anti-Takeover, Capital Structure and Corporate Governance Issues—T. Rowe Price generally opposes anti-takeover measures since they adversely impact shareholder rights and limit the ability of shareholders to act on potential value-enhancing transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes, and poison pills. When voting on capital structure proposals, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights.
Executive Compensation Issues—T. Rowe Price’s goal is to assure that a company’s equity-based compensation plan is aligned with shareholders’ long-term interests. We evaluate plans on a case-by-case basis, using a number of factors, including dilution to shareholders, problematic plan features, burn rate, and the equity compensation mix. Plans that are constructed to effectively and fairly align executives’ and shareholders’ incentives generally earn our approval. Conversely, we oppose compensation packages that provide what we view as excessive awards to few senior executives or contain the potential for excessive dilution relative to the company’s peers. We also may oppose equity plans at any company where we deem the overall compensation practices to be problematic. We generally oppose efforts to reprice options in the event of a decline in value of the underlying stock unless such plans appropriately balance shareholder and employee interests. For companies with particularly egregious pay practices such as excessive severance packages, executives with outsized pledged/hedged stock positions, executive perks, and bonuses that are not adequately linked to performance, we may vote against compensation committee members. We analyze management proposals requesting ratification of a company’s executive compensation practices (“Say-on-Pay” proposals) on a case-by-case basis, using a screen that assesses the long-term linkage between executive compensation and company performance as well as the presence of objectionable structural features in compensation plans. With respect to the frequency in which companies should seek advisory votes on compensation, in most cases we believe shareholders should be offered the opportunity to vote annually. Finally, we may oppose compensation committee members or even the entire board if we have cast votes against a company’s “Say-on-Pay” vote in consecutive years.
Mergers and Acquisitions—T. Rowe Price considers takeover offers, mergers, and other extraordinary corporate transactions on a case-by-case basis to determine if they are beneficial to shareholders’ current and future earnings stream and to ensure that our Price Funds and clients are receiving fair consideration for their securities. We oppose a high proportion of proposals for the ratification of executive severance packages (“Say on Golden Parachute” proposals) in conjunction with merger transactions if we conclude these arrangements reduce the alignment of executives’ incentives with shareholders’ interests.
Corporate Social Responsibility Issues—Vote recommendations for corporate responsibility issues are generated by the Head of Corporate Governance in consultation with the T. Rowe Price Responsible Investment team. T. Rowe Price generally votes with a company’s management on social, environmental, and corporate responsibility proposals unless the issue has substantial investment implications for the company’s business or operations which have not been adequately addressed by management. T. Rowe Price supports well-targeted shareholder proposals on environmental and other public policy issues that are particularly relevant to a company’s businesses.
Global Portfolio Companies—ISS applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company’s domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of the shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not appropriate for all markets. The Proxy Committee has reviewed ISS’ general global policies and has developed custom international proxy voting guidelines based on those recommendations, regional codes of corporate governance, and our own views as investors in these markets.
Fixed Income and Passively Managed Strategies—Proxy voting for our fixed income and indexed portfolios is administered by the Proxy Services Group using T. Rowe Price’s guidelines as set by the Proxy Committee. Indexed strategies generally vote in line with the T. Rowe Price guidelines. Fixed income strategies generally follow the proxy vote determinations on security holdings held by our equity accounts unless the matter is specific to a particular fixed income security such as consents, restructurings, or reorganization proposals.
Shareblocking—Shareblocking is the practice in certain foreign countries of  “freezing” shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. T. Rowe Price’s policy is generally to refrain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the loss of liquidity in the blocked shares.
Securities on Loan—The Price Funds and our institutional clients may participate in securities lending programs to generate income. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the applicable deadline. T. Rowe Price’s policy is generally not to vote securities on loan unless we determine there is a material voting event that could affect the value of the loaned securities. In this event, we have the discretion to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting. A monthly monitoring process is in place to review securities on loan and how they may affect proxy voting.
Monitoring and Resolving Conflicts of Interest
The Proxy Committee is also responsible for monitoring and resolving potential material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price’s voting guidelines are predetermined by the Proxy Committee, application of the guidelines by fund portfolio managers to vote fund proxies should in most instances adequately address any potential conflicts of interest. However, consistent with the terms of the Policies and Procedures, which allow portfolio managers to vote proxies opposite our general voting guidelines, the Proxy Committee regularly reviews all such proxy votes that are inconsistent with the proxy voting guidelines to determine whether the portfolio manager’s voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other material relationships between T. Rowe Price and a portfolio company (unrelated to the ownership of the portfolio company’s securities) could have influenced an inconsistent vote on that company’s proxy. Issues raising potential conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote.
With respect to personal conflicts of interest, T. Rowe Price’s Code of Ethics and Conduct requires all employees to avoid placing themselves in a “compromising position” in which their interests may conflict with those of our clients and restrict their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.
Specific Conflict of Interest Situations—Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price policy, and votes inconsistent with policy will not be permitted. In the event that there is no previously established guideline for a specific voting issue appearing on the T. Rowe Price Group proxy, the Price Funds will abstain on that voting item. In addition, T. Rowe Price has voting authority for proxies of the holdings of certain Price Funds that invest in other Price Funds. In cases where the underlying fund of an investing Price Fund, including a fund-of-funds, holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the upper-tier fund in the same proportion as the votes cast by the shareholders of the underlying funds (other than the T. Rowe Price Reserve Investment Funds).
Limitations on Voting Proxies of Banks
T. Rowe Price has obtained relief from the U.S. Federal Reserve Board (the “FRB Relief”) which permits, subject to a number of conditions, T. Rowe Price to acquire in the aggregate on behalf of its clients, 10% or more of the total voting stock of a bank, bank holding company, savings and loan holding company or savings association (each a “Bank”), not to exceed a 15% aggregate beneficial ownership maximum in such Bank. One such condition affects the manner in which T. Rowe Price will vote its clients’ shares of a Bank in excess of 10% of the Bank’s total voting stock (“Excess Shares”). The FRB Relief requires that T. Rowe Price use its best efforts to vote the Excess Shares in the same proportion as all other shares voted, a practice generally referred to as “mirror voting,” or in the event that such efforts to mirror vote are unsuccessful, Excess Shares will not be voted. With respect to a shareholder vote for a Bank of which T. Rowe Price has aggregate beneficial ownership of greater than 10% on behalf of its clients, T. Rowe Price will determine which of its clients’ shares are Excess Shares on a pro rata basis across all of its clients’ portfolios for which T. Rowe Price has the power to vote proxies.
REPORTING, RECORD RETENTION AND OVERSIGHT
The Proxy Committee, and certain personnel under the direction of the Proxy Committee, perform the following oversight and assurance functions, among others, over T. Rowe Price’s proxy voting: (1) periodically samples proxy votes to ensure that they were cast in compliance with T. Rowe Price’s proxy voting guidelines; (2) reviews, no less frequently than annually, the adequacy of the Policies and Procedures to make sure that they have been implemented effectively, including whether they continue to be reasonably designed to ensure that proxies are voted in the best interests of our clients; (3) performs due diligence on whether a retained proxy advisory firm has the capacity and competency to adequately analyze proxy issues, including the adequacy and quality of the proxy advisory firm’s staffing and personnel and its policies; and (4) oversees any retained proxy advisory firms and their procedures regarding their capabilities to (i) produce proxy research that is based on current and accurate information and (ii) identify and address any conflicts of interest and any other considerations that we believe would be appropriate in considering the nature and quality of the services provided by the proxy advisory firm.
T. Rowe Price will furnish Vote Summary Reports, upon request, to its institutional clients that have delegated proxy voting authority. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods and are provided to such clients upon request.
T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price proxy voting guidelines, Proxy Committee meeting materials, and other internal research relating to voting decisions are maintained in accordance with applicable requirements.
TRP 2019 Proxy Voting Policies
Updated: February 2019

WELLINGTON MANAGEMENT COMPANY LLP
Global Proxy Policy and Procedures
Introduction
Wellington Management Company LLP (“Wellington Management”) has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best economic interests of clients for whom it exercises proxy-voting discretion.
Wellington Management’s Proxy Voting Guidelines (the “Guidelines”) set forth broad guidelines and positions on common proxy issues that Wellington Management uses in voting on proxies. In addition, Wellington Management also considers each proposal in the context of the issuer, industry and country or countries in which the issuer’s business is conducted. The Guidelines are not rigid rules and the merits of a particular proposal may cause Wellington Management to enter a vote that differs from the Guidelines.
Statement of Policy
Wellington Management:
1)
Votes client proxies for which clients have affirmatively delegated proxy-voting authority, in writing, unless it determines that it is in the best interest of one or more clients to refrain from voting a given proxy.

2)
Votes all proxies in the best interests of the client for whom it is voting, i.e., to maximize economic value.

3)
Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.

Responsibility and Oversight
The Investment Research Group (“Investment Research”) monitors regulatory requirements with respect to proxy voting and works with the firm’s Legal and Compliance Group and the Investment Stewardship Committee to develop practices that implement those requirements. Investment Research also acts as a resource for portfolio managers and research analysts on proxy matters as needed. Day-to-day administration of the proxy voting process is the responsibility of Investment Research. The Investment Stewardship Committee is responsible for oversight of the implementation of the Global Proxy Policy and Procedures, review and approval of the Guidelines and for providing advice and guidance on specific proxy votes for individual issuers.
Procedures
Use of Third-Party Voting Agent Wellington Management uses the services of a third-party voting agent to manage the administrative aspects of proxy voting. The voting agent processes proxies for client accounts, casts votes based on the Guidelines and maintains records of proxies voted.
Receipt of Proxy If a client requests that Wellington Management votes proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management or its voting agent.
Reconciliation Each public security proxy received by electronic means is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due. Although proxies received for private securities, as well as those received in non-electronic format, are voted as received, Wellington Management is not able to reconcile these proxies to holdings, nor does it notify custodians of non-receipt.
Research In addition to proprietary investment research undertaken by Wellington Management investment professionals, Investment Research conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance and of current practices of specific companies.
Proxy Voting Following the reconciliation process, each proxy is compared against the Guidelines, and handled as follows:
•
Generally, issues for which explicit proxy voting guidance is provided in the Guidelines (i.e., “For”, “Against”, “Abstain”) are reviewed by Investment Research and voted in accordance with the Guidelines.

•
Issues identified as “case-by-case” in the Guidelines are further reviewed by Investment Research. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.

•
Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients’ proxies.

Wellington Management reviews regularly the voting record to ensure that proxies are voted in accordance with these Global Proxy Policy and Procedures and the Guidelines; and ensures that documentation and reports, for clients and for internal purposes, relating to the voting of proxies are promptly and properly prepared and disseminated.
Material Conflict of Interest Identification and Resolution Processes Wellington Management’s broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Investment Stewardship Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Investment Stewardship Committee encourages all personnel to contact Investment Research about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Investment Stewardship Committee to determine if there is a conflict and if so whether the conflict is material.
If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Investment Stewardship Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Investment Stewardship Committee should convene.
Other Considerations
In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following are potential instances in which a proxy vote might not be entered.
Securities Lending In general, Wellington Management does not know when securities have been lent out pursuant to a client’s securities lending program and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.
Share Blocking and Re-registration Certain countries impose trading restrictions or requirements regarding re-registration of securities held in omnibus accounts in order for shareholders to vote a proxy. The potential impact of such requirements is evaluated when determining whether to vote such proxies.
Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs Wellington Management may abstain from voting a proxy when the proxy statement or other available information is inadequate to allow for an informed vote, when the proxy materials are not delivered in a timely fashion or when, in Wellington Management’s judgment, the costs exceed the expected benefits to clients (such as when powers of attorney or consularization are required).
Additional Information
Wellington Management maintains records related to proxies pursuant to Rule 204-2 of the Investment Advisers Act of 1940 (the “Advisers Act”), the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws.
Wellington Management provides clients with a copy of its Global Proxy Policy and Procedures, including the Guidelines, upon written request. In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.
Dated: 1 January 2018

WELLINGTON MANAGEMENT COMPANY LLP
Global Proxy Voting Guidelines
Upon a client’s written request, Wellington Management Company LLP (“Wellington Management”) votes securities that are held in the client’s account in response to proxies solicited by the issuers of such securities. Wellington Management established these guidelines to document positions generally taken on common proxy issues voted on behalf of clients.
Introduction
These guidelines are based on Wellington Management’s fiduciary obligation to act in the best economic interest of its clients as shareholders. Hence, Wellington Management examines and seeks to vote each proposal so that the long-term effect of the vote will ultimately increase shareholder value for our clients. Because ethical considerations can have an impact on the long-term value of assets, our voting practices are also attentive to these issues, and votes will be cast against unlawful and unethical activity. Further, Wellington Management’s experience in voting proposals has shown that similar proposals often have different consequences for different companies. Moreover, while these guidelines are written to apply globally, differences in local practice and law make universal application impractical. Therefore, each proposal is evaluated on its merits, taking into account its effects on the specific company in question and on the company within its industry. It should be noted that the following are guidelines, not rigid rules, and Wellington Management reserves the right in all cases to vote contrary to guidelines where doing so is judged to represent the best economic interest of our clients.
Following is a list of common proposals and the guidelines on how Wellington Management anticipates voting on these proposals. The “(SP)” after a proposal indicates that the proposal is usually presented as a shareholder proposal.
Voting guidelines
Composition and role of the board of directors
Elect directors	Case by case
We believe that shareholders’ ability to elect directors annually is the most important right shareholders have. We generally support management nominees, but will withhold votes from any director who is demonstrated to have acted contrary to the best economic interest of shareholders. We believe that a diverse board is in the best interest of shareholders, so we consider board diversity as part of our assessment. We may also withhold votes from directors who failed to implement shareholder proposals that received majority support, implemented dead-hand or no-hand poison pills, or failed to attend at least 75% of scheduled board meetings.
Declassify board of directors	For
Adopt director tenure/retirement age (SP)	Against
Adopt director and officer indemnification	For
We generally support director and officer indemnification as critical to the attraction and retention of qualified candidates to the board. Such proposals must incorporate the duty of care.
Allow special interest representation to board (SP)	Against
Require board independence	For
We believe that boards are best-positioned to represent shareholders' interests when they have a sufficient quantity of independent directors in the boardroom. We believe that, in the absence of a compelling counter-argument or prevailing market norms, at least two-thirds of a board should be composed of independent directors, with independence defined by the local market regulatory authority. Expressing our support for these levels of independence may include withholding approval for non-independent directors, as well as votes in support of shareholder proposals calling for independence. To determine the appropriate minimum level of board independence, we look to the prevailing market best practice— for example, one-third independent in Japan, two-thirds independent in the U.S., and majority independent in the U.K. and France.
Require key board committees to be independent	For
Key board committees are the nominating, audit, and compensation committees. Exceptions will be made, as above, with respect to local market conventions.
Require a separation of chair and CEO or require a lead director (SP)	For

Approve directors’ fees	Case by case
Approve bonuses for retiring directors	Case by case
Approve board size	For
Elect supervisory board/corporate assembly/statutory auditors	Case by case
Companies in certain markets are governed by multitiered boards, with each tier having different powers and responsibilities. We hold supervisory board members to similar standards described above under “Elect directors,” subject to prevailing local governance best practices.
Majority vote on election of directors (SP)	For
We believe that the election of directors by a majority of votes cast is the appropriate standard for companies to adopt and therefore generally will support those proposals that seek to adopt such a standard. Our support for such proposals will extend typically to situations where the relevant company has an existing resignation policy in place for directors that receive a majority of “withhold” votes. We believe that it is important for majority voting to be defined within the company’s charter and not simply within the company’s corporate governance policy.
Generally we will not support proposals that fail to provide for the exceptional use of a plurality standard in the case of contested elections. Further, we will not support proposals that seek to adopt a majority of votes outstanding (i.e., total votes eligible to be cast as opposed to actually cast) standard.
Adopt proxy access	For
We generally support proposals that allow significant and long-term shareholders the right to nominate director candidates on management’s proxy card. That being said, we may vote against a proxy access proposal if it is shareholder-sponsored and it requests that the company adopt proxy access without reasonable constraints or in a way that markedly differs from prevailing market norms.
Contested director election	Case by case
Compensation
Adopt/amend stock option plans	Case by case
While we believe equity compensation helps align plan participants’ and shareholders’ interests, we will vote against plans that we find excessively dilutive or costly. Additionally, we will generally vote against plans that allow the company to reprice options without shareholder approval. We will also vote against plans that allow the company to add shares to the plan without shareholder approval, otherwise known as an “evergreen” provision.
Adopt/amend employee stock purchase plans	Case by case
We generally support employee stock purchase plans, as they may align employees’ interests with the interests of shareholders. That being said, we typically vote against plans that do not offer shares to a broad group of employees (i.e., only executives are allowed to participate) or plans that offer shares at a significant discount.
Approve/amend bonus plans	Case by case
In the US, bonus plans are customarily presented for shareholder approval pursuant to section 162(m) of the omnibus budget reconciliation act of 1992 (“OBRA”). OBRA stipulates that certain forms of compensation are not tax deductible unless approved by shareholders and subject to performance criteria. Because OBRA does not prevent the payment of subject compensation, we generally vote “for” these proposals. Nevertheless, occasionally these proposals are presented in a bundled form seeking 162(m) approval and approval of a stock option plan. In such cases, failure of the proposal prevents the awards from being granted. We will vote against these proposals where the grant portion of the proposal fails our guidelines for the evaluation of stock option plans.
Approve remuneration policy	Case by case
Approve compensation packages for named executive officers	Case by case
Determine whether the compensation vote will occur every one, two, or three years	One year
Exchange underwater options	Case by case

We may support value-neutral exchanges in which senior management is ineligible to participate.
Eliminate or limit severance agreements (golden parachutes)	Case by case
We will oppose excessively generous arrangements, but may support agreements structured to encourage management to negotiate in shareholders’ best economic interest.
Approve golden parachute arrangements in connection with certain corporate transactions	Case by case
Shareholder approval of future severance agreements covering senior executives (SP)	Case by case
We believe that severance arrangements require special scrutiny, and are generally supportive of proposals that call for shareholder ratification thereof. But we are also mindful of the board’s need for flexibility in recruitment and retention and will therefore oppose placing additional limitations on compensation where we feel the board as already demonstrated reasonable respect for industry practice and overall levels of compensation have historically been sensible.
Adopt a clawback policy (SP)	Case by case
We believe that companies should have the ability to recoup incentive compensation from members of management who received awards based on fraudulent activities or an accounting misstatement. Consequently, we may support shareholder proposals requesting that a company establish a clawback provision if the company’s existing policies do not cover these circumstances.
Reporting of results
Approve financial statements	For
Set dividends and allocate profits	For
Limit non-audit services provided by auditors (SP)	Case by case
We follow the guidelines established by the public company accounting oversight board regarding permissible levels of non-audit fees payable to auditors.
Ratify selection of auditors and approve their fees	Case by case
We will generally support management’s choice of auditors, unless the auditors have demonstrated failure to act in shareholders’ best economic interest.
Shareholder approval of auditors (SP)	For
Shareholder voting rights
Adopt cumulative voting (SP)	Against
As an exception, we may support cumulative voting proposals at “controlled” companies (i.e., companies with a single majority shareholder) or at companies with two-tiered voting rights.
Shareholder rights plans	Case by case
Also known as poison pills, we believe these plans do not encourage strong corporate governance, since they can entrench management and restrict opportunities for takeovers. That being said, we recognize that limited poison pills can enable boards of directors to negotiate higher takeover prices on behalf of shareholders. Consequently, we may support plans that include:
• Shareholder approval requirement
• Sunset provision
• Permitted bid feature (i.e., bids that are made for all shares and demonstrate evidence of financing must be submitted to a shareholder vote)
Because boards generally have the authority to adopt shareholder rights plans without shareholder approval, we are equally vigilant in our assessment of requests for authorization of blank check preferred shares (see below).
Authorize blank check preferred stock	Case by case
We may support authorization requests that specifically proscribe the use of such shares for anti-takeover purposes.
Establish right to call a special meeting	For

A reasonably high ownership threshold should be required to convene special meetings in order to ensure that they address broadly-supported shareholder interests.
Establish the right to act by written consent (SP)	Case by case
We will generally oppose written consent proposals when the company already offers the shareholders the right to call a special meeting.
Increase supermajority vote requirement	Against
We likely will support shareholder and management proposals to remove existing supermajority vote requirements.
Adopt anti-greenmail provision	For
Adopt confidential voting (SP)	Case by case
As an exception, we require such proposals to include a provision to suspend confidential voting during contested elections so that management is not subject to constraints that do not apply to dissidents.
Increase authorized common stock	Case by case
We generally support requests for increases up to 100% of the shares currently authorized, so long as the new authority respects preemption rights. Exceptions will be made when the company has clearly articulated a reasonable need for a greater increase. Conversely, at companies trading in less liquid markets, we may impose a lower threshold.
Approve merger or acquisition	Case by case
Approve technical amendments to charter	Case by case
Opt out of state takeover statutes	For
Eliminate multiclass voting structure (SP)	For
We believe that shareholders’ voting power should be reflected by their economic stake in a company.
Capital structure
Authorize share repurchase	For
Approve stock splits	Case by case
We approve stock splits and reverse stock splits that preserve the level of authorized but unissued shares.
Approve recapitalization/restructuring	Case by case
Issue stock with or without preemptive rights	Case by case
Issue debt instruments	Case by case
Environmental and social issues
Environmental and social issues typically appear on ballots as shareholder-sponsored proposals. We support these proposals in situations where we believe that doing so will improve the prospects for long-term success of a company and investment returns. For example, we generally support proposals focused on improved assessment and disclosure of climate risks when we believe they may be material to a company’s long- term performance and management has not sufficiently addressed them. At a minimum, we expect companies to comply with applicable laws and regulations with regards to environmental and social standards.	Case by case
Miscellaneous
Approve other business	Against
Approve re-incorporation	Case by case
Approve third-party transactions	Case by case
13 March 2019

WESTERN ASSET MANAGEMENT COMPANY, LLC
WESTERN ASSET MANAGEMENT COMPANY LIMITED
PROXY VOTING
BACKGROUND
An investment adviser is required to adopt and implement policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). The authority to vote the proxies of our clients is established through investment management agreements or comparable documents. In addition to SEC requirements governing advisers, long-standing fiduciary standards and responsibilities have been established for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.
POLICY
As a fixed income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Advisers Act. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.
While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).
In exercising its voting authority, Western Asset Management Company, LLC will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset Management Company Limited) regarding the voting of any securities owned by its clients.

APPENDIX C—ADDITIONAL PORTFOLIO MANAGER INFORMATION
AllianceBernstein L.P.
The portfolio managers of the Small Company Value Fund are James W. MacGregor and Erik A. Turenchalk.
Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based *	Total Assets*
James W. MacGregor
Registered investment companies**	28	$6,980 million	0	$0
Other pooled investment vehicles	36	$813 million	0	$0
Other accounts	56	$2,952 million	0	$0
Erik A. Turenchalk
Registered investment companies**	28	$6,980 million	0	$0
Other pooled investment vehicles	36	$813 million	0	$0
Other accounts	51	$2,684 million	0	$0

*
The information provided is as of September 30, 2019.

**
Does not include the Small Company Value Fund.

Ownership of Securities:
As of September 30, 2019, the portfolio managers did not own any shares of the Small Company Value Fund.
Conflicts of Interest:
As an investment adviser and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. AllianceBernstein recognizes that conflicts of interest are inherent in its business and accordingly has developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. AllianceBernstein places the interests of its clients first and expects all of its employees to meet their fiduciary duties.
Employee Personal Trading
AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds. AllianceBernstein’s Code of Business Conduct and Ethics requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code also requires preclearance of all securities transactions and imposes a 60 day holding period for securities purchased by employees to discourage short-term trading.
Managing Multiple Accounts for Multiple Clients
AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client’s account, nor is it directly tied to the level or change in level of assets under management.
Allocating Investment Opportunities
AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.
AllianceBernstein’s procedures are also designed to address potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.
To address these conflicts of interest, AllianceBernstein’s policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.
Compensation:
The discussion below describes the portfolio managers’ compensation as of September 30, 2019.
AllianceBernstein’s compensation program for portfolio managers, analysts and traders is designed to be competitive and effective to attract and retain the highest caliber employees. We incorporate multiple sources of industry benchmarking data to ensure that our compensation is highly competitive and fully reflects the contributions of our investment professionals. Portfolio managers, analysts and traders receive base compensation, incentive compensation and retirement contributions. Part of the annual incentive compensation is normally paid in the form of a cash bonus and part through an award under the firm’s Incentive Compensation Award Plan (ICAP). The ICAP awards vest over a four-year period. Deferred awards are in the form of the firm’s publicly traded equity units, although award recipients can receive a portion of their awards in deferred cash.
Compensation for Portfolio Managers: Total compensation for portfolio managers is determined by quantitative and qualitative factors. Quantitative factors are driven by investment performance to align compensation with client investment returns. Qualitative factors are driven by portfolio managers’ contributions to the investment process and client success. The quantitative component includes measures of absolute and relative investment performance, and is weighted more heavily. Relative returns are determined based on the strategy’s primary benchmark and versus peers over one-, three- and five-year periods — with more weight given to longer time periods. Peer groups are chosen by our Product Management team in coordination with investment CIOs to identify products most similar to our investment style and most relevant within the asset class. The qualitative component incorporates the manager’s contribution to the overall investment process and our clients’ success. Among the important aspects are: thought leadership, collaboration with other investment professionals at the firm, contributions to risk-adjusted returns in other portfolios, building a strong talent pool, mentoring newer investment professionals, and being a good corporate citizen. Other factors can play a part in determining portfolio managers’ compensation, including complexity of investment strategies managed, volume of assets managed and experience.

American Century Investment Management, Inc.
The portfolio managers of the Mid-Cap Value Fund are Phillip N. Davidson, Michael Liss, Kevin Toney, and Brian Woglom.
Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Phillip N. Davidson
Registered investment companies**	17	$18.089 billion	0	$0
Other pooled investment vehicles	4	$1.681 billion	0	$0
Other accounts	3	$80.422 million	0	$0
Michael Liss
Registered investment companies**	17	$28.443 billion	0	$0
Other pooled investment vehicles	5	$2.647 billion	0	$0
Other accounts	4	$866.391 million	0	$0
Kevin Toney
Registered investment companies**	17	$28.443 billion	0	$0
Other pooled investment vehicles	5	$2.647 billion	0	$0
Other accounts	4	$866.391 million	0	$0
Brian Woglom
Registered investment companies**	23	$31.462 billion	0	$0
Other pooled investment vehicles	6	$3.478 billion	0	$0
Other accounts	5	$867.515 million	0	$0

*
The information provided is as of September 30, 2019.

**
Does not include the Mid-Cap Value Fund.

Ownership of Securities:
As of September 30, 2019, the portfolio managers did not own any shares of the Mid-Cap Value Fund.
The portfolio managers of the Small Company Value Fund are Jeff John and Miles Lewis.
Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Jeff John
Registered investment companies**	2	$1.530 billion	0	$0
Other pooled investment vehicles	1	$97.046 million	0	$0
Other accounts	7	$362.504 million	0	$0
Miles Lewis
Registered investment companies**	2	$1.530 billion	0	$0
Other pooled investment vehicles	1	$97.046 million	0	$0
Other accounts	7	$362.504 million	0	$0

*
The information provided is as of September 30, 2019.

**
Does not include the Small Company Value Fund.

Ownership of Securities:
As of September 30, 2019, the portfolio managers did not own any shares of the Small Company Value Fund.
Conflicts of Interest:
Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts among investment strategies, such as one portfolio buying or selling a security while another portfolio has a differing, potentially opposite position in such security. This may include one portfolio taking a short position in the security of an issuer that is held long in another portfolio (or vice versa). Other potential conflicts may arise with respect to the allocation of investment opportunities, which are discussed in more detail below. American Century has adopted policies and procedures that are designed to minimize the effects of these conflicts.
Responsibility for managing American Century client portfolios is organized according to investment discipline. Investment disciplines include, for example, disciplined equity, global growth equity, global value equity, global fixed income, multi-asset strategies, exchange traded funds, and Avantis Investors funds. Within each discipline are one or more portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest. In addition, American Century maintains an ethical wall that restricts real time access to information regarding any portfolio’s transaction activities and positions to team members that have responsibility for a given portfolio or are within the same equity investment discipline. The ethical wall is intended to aid in preventing the misuse of portfolio holdings information and trading activity in the other disciplines.
For each investment strategy, one portfolio is generally designated as the “policy portfolio.” Other portfolios with similar investment objectives, guidelines and restrictions, if any, are referred to as “tracking portfolios.” When managing policy and tracking portfolios, a portfolio team typically purchases and sells securities across all portfolios that the team manages. American Century’s trading systems include various order entry programs that assist in the management of multiple portfolios, such as the ability to purchase or sell the same relative amount of one security across several funds. In some cases a tracking portfolio may have additional restrictions or limitations that cause it to be managed separately from the policy portfolio. Portfolio managers make purchase and sale decisions for such portfolios alongside the policy portfolio to the extent the overlap is appropriate, and separately, if the overlap is not. American Century may aggregate orders to purchase or sell the same security for multiple portfolios when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients. Orders of certain client portfolios may, by investment restriction or otherwise, be determined not available for aggregation. American Century has adopted policies and procedures to minimize the risk that a client portfolio could be systematically advantaged or disadvantaged in connection with the aggregation of orders. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rata based on order size. Because initial public offerings (IPOs) are usually available in limited supply and in amounts too small to permit across-the-board pro rata allocations, American Century has adopted special procedures designed to promote a fair and equitable allocation of IPO securities among clients over time. Fixed income securities transactions are not executed through a centralized trading desk. Instead, portfolio teams are responsible for executing trades with broker/dealers in a predominantly dealer marketplace. Trade allocation decisions are made by the portfolio manager at the time of trade execution and orders entered on the fixed income order management system.
Finally, investment of American Century’s corporate assets in proprietary accounts may raise additional conflicts of interest. To mitigate these potential conflicts of interest, American Century has adopted policies and procedures intended to provide that trading in proprietary accounts is performed in a manner that does not give improper advantage to American Century to the detriment of client portfolios.
Compensation:
American Century portfolio manager compensation is structured to align the interests of portfolio managers with those of the shareholders whose assets they manage. For the fiscal year ended September 30, 2019, it includes the components described below, each of which is determined with reference to a number of factors such as overall performance, market competition, and internal equity.

Base Salary
Portfolio managers receive base pay in the form of a fixed annual salary.
Bonus
A significant portion of portfolio manager compensation takes the form of an annual incentive bonus tied to performance of mutual funds a portfolio manager manages. Bonus payments are determined by a combination of factors. One factor is mutual fund investment performance. For most American Century mutual funds, investment performance is measured by a combination of one-, three- and five-year pre-tax performance relative to various benchmarks (the Russell Midcap® Value Index is used for purposes of the Mid-Cap Value Fund and the Russell 2000® Value Index is used for purposes of the Small Company Value Fund) and/or internally-customized peer groups. The performance comparison periods may be adjusted based on a fund’s inception date or a portfolio manager’s tenure on the fund. Custom peer groups are constructed using all the funds in the indicated categories as a starting point. Funds are then eliminated from the peer group based on a standardized methodology designed to result in a final peer group that is both more stable over the long term (i.e., has less peer turnover) and that more closely represents the fund’s true peers based on internal investment mandates.
Portfolio managers may have responsibility for multiple American Century products. In such cases, the performance of each is assigned a percentage weight appropriate for the portfolio manager’s relative levels of responsibility.
Portfolio managers also may have responsibility for portfolios that are managed in a fashion similar to that of other American Century mutual funds.This is the case for the Mid-Cap Value Fund. If the performance of a similarly managed account is considered for purposes of compensation, it is measured in the same way as a comparable American Century mutual fund (i.e., relative to the performance of a benchmark and/or peer group). Performance of the Mid-Cap Value Fund and Small Company Value Fund are not separately considered in determining portfolio manager compensation.
A second factor in the bonus calculation relates to the performance of all American Century products managed according to a particular investment style, such as global growth equity, global value equity, disciplined equity, global fixed-income, and multi-asset strategies. The composite for certain portfolio managers may include multiple disciplines. Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one-, three- and five-year performance (equal or asset weighted) depending on the portfolio manager’s responsibilities and products managed and the composite for certain portfolio managers may include multiple disciplines. This feature is designed to encourage effective teamwork among fund management teams in achieving long-term investment success for similarly styled portfolios. The American Century ETFs are not included in a product group composite.
Portfolio managers’ bonuses may also be tied to management of ETFs, profitability, or individual performance goals, such as research projects and the development of new products.
Restricted Stock Plans
Portfolio managers are eligible for grants of restricted stock of American Century Companies, Inc. (“ACC”). These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual’s grant is determined by individual and product performance as well as other product-specific considerations such as profitability. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three to four years).
Deferred Compensation Plans
Portfolio managers are eligible for grants of deferred compensation. These grants are used in limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century mutual funds in which the portfolio manager chooses to invest them.

Barrow, Hanley, Mewhinney & Strauss, LLC
The portfolio managers of the Fundamental Value Fund are Mark Giambrone, Brad Kinkelaar, Michael B. Nafya, Terry L. Pelzel, Brian F. Quinn, and Lewis Ropp.
Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Mark Giambrone
Registered investment companies**	8	$13,346.5 million	2	$10,224.7 million
Other pooled investment vehicles	1	$295.7 million	0	$0
Other accounts	38	$5,394.4 million	1	$44.9 million
Brad Kinkelaar
Registered investment companies**	4	$1,081.2 million	1	$89.1 million
Other pooled investment vehicles	1	$177.0 million	0	$0
Other accounts	8	$1,506.2 million	0	$0
Michael B. Nafya
Registered investment companies**	3	$1,238.5 million	1	$89.1 milllion
Other pooled investment vehicles	1	$176.9 million	0	$0
Other accounts	6	$1,302.3 million	1	$44.9 million
Terry L. Pelzel
Registered investment companies**	3	$2,572.3 million	1	$1,368.6 million
Other pooled investment vehicles	1	$15.6 million	0	$0
Other accounts	7	$961.5 million	1	$44.9 million
Brian F. Quinn
Registered investment companies**	3	$992.1 million	0	$0
Other pooled investment vehicles	1	$15.7 million	0	$0
Other accounts	7	$981.9 million	0	$0
Lewis Ropp
Registered investment companies**	4	$1,255.4 million	0	$0
Other pooled investment vehicles	1	$134.4 million	0	$0
Other accounts	51	$5,363.6 million	1	$431.9 million

*
The information provided is as of September 30, 2019.

**
Does not include the Fundamental Value Fund.

Ownership of Securities:
As of September 30, 2019, the portfolio managers did not own any shares of the Fundamental Value Fund.
The portfolio managers of the Small Cap Value Equity Fund are John P. Harloe, Coleman Hubbard, and James S. McClure.

Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
John P. Harloe
Registered investment companies**	2	$1,198.0 million	0	$0
Other pooled investment vehicles	2	$55.6 million	0	$0
Other accounts	14	$896.3 million	0	$0
Coleman Hubbard
Registered investment companies**	2	$1,198.0 million	0	$0
Other pooled investment vehicles	2	$55.6 million	0	$0
Other accounts	14	$896.3 million	0	$0
James S. McClure
Registered investment companies**	2	$1,198.0 million	0	$0
Other pooled investment vehicles	2	$55.6 million	0	$0
Other accounts	14	$896.3 million	0	$0

*
The information provided is as of September 30, 2019.

**
Does not include the Small Value Equity Fund.

Ownership of Securities:
As of September 30, 2019, the portfolio managers did not own any shares of the Small Cap Value Equity Fund.
Conflicts of Interest:
Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Fundamental Value Fund, Small Cap Value Equity Fund, and private commingled fund accounts). Barrow Hanley manages potential conflicts between funds or with other types of accounts through trade allocation policies and procedures, internal review processes, and oversight by directors and independent third parties to ensure that no client or account, regardless of type or fee structure, is intentionally favored or disfavored at the expense of another. Barrow Hanley’s investment management and trading policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities or issuer.
Compensation:
The discussion below describes the portfolio managers’ compensation as of September 30, 2019.
The compensation of Barrow Hanley’s investment professionals is tied to their overall contribution to the success of Barrow Hanley. In addition to base salary, all portfolio managers and analysts are eligible to participate in a bonus pool. The amount of bonus compensation is based on quantitative and qualitative factors and may be substantially higher than an investment professional’s base compensation. Portfolio managers and analysts are rated on their value added to the overall investment process and to performance, as well as their contributions in other areas, such as meetings with clients and consultants. Compensation is not tied to a published or private benchmark. Bonus compensation for analysts is directly tied to their investment recommendations, which are evaluated every six months versus the appropriate industry group/sector benchmark based on trailing one-year and three-year relative performance.
The final key component of compensation that is shared by most of Barrow Hanley’s key employees, including all portfolio managers and the majority of Barrow Hanley’s analysts, is economic ownership in Barrow Hanley through a limited partnership that owns a 24.9% equity interest in Barrow Hanley. Equity owners receive, on a quarterly basis, a share of the firm’s profits, which are, to a great extent, related to the performance of the entire investment team.

BlackRock Investment Management, LLC
The portfolio managers of the MM Select BlackRock Global Allocation Fund are Dan Chamby, David Clayton, Russ Koesterich, and Rick Rieder.
Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Dan Chamby
Registered investment companies**	9	$38.64 billion	0	$0
Other pooled investment vehicles	10	$18.50 billion	0	$0
Other accounts	9	$0.24 million	0	$0
David Clayton
Registered investment companies**	9	$38.64 billion	0	$0
Other pooled investment vehicles	9	$18.18 billion	0	$0
Other accounts	0	$0	0	$0
Russ Koesterich
Registered investment companies**	9	$38.64 billion	0	$0
Other pooled investment vehicles	9	$18.18 billion	0	$0
Other accounts	9	$0.24 million	0	$0
Rick Rieder
Registered investment companies**	21	$100.6 billion	0	$0
Other pooled investment vehicles	43	$36.12 billion	2	$76.45 million
Other accounts	12	$6.54 billion	12	$6.54 billion

*
The information provided is as of September 30, 2019.

**
Does not include the MM Select BlackRock Global Allocation Fund.

Ownership of Securities:
As of September 30, 2019, the portfolio managers did not own any shares of the MM Select BlackRock Global Allocation Fund.
Conflicts of Interest:
BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that Messrs. Chamby, Clayton, Koesterich, and Rieder may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Chamby, Clayton, Koesterich, and Rieder may therefore be entitled to receive a portion of any incentive fees earned on such accounts.
As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.
Compensation:
The discussion below describes the portfolio managers’ compensation as of September 30, 2019.
BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.
Base compensation — Generally, portfolio managers receive base compensation based on their position with the firm.
Discretionary Incentive Compensation
Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. Performance is generally assessed over trailing 1-, 3- and 5-year periods relative to benchmarks plus an alpha target as well as against peer groups. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are a combination of S&P 500 Index, FTSE World ex U.S. Index, ICE BofAML Current 5-Year U.S. Treasury Index and FTSE Non-U.S. Dollar World Government Bond Index.
A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock management.
Distribution of Discretionary Incentive Compensation
Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.
Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this fund have deferred BlackRock, Inc. stock awards.
For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.
Other Compensation Benefits
In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:
Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3 – 5% of eligible compensation up to the IRS limit ($280,000 for 2019). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of  $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

Boston Partners Global Investors, Inc.
The portfolio managers of the Fundamental Value Fund are David T. Cohen, Mark E. Donovan, Stephanie McGirr, and David J. Pyle.
Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
David T. Cohen
Registered investment companies**	4	$16,102,618,228	0	$0
Other pooled investment vehicles	4	$2,883,460,838	0	$0
Other accounts	224	$13,471,914,956	3	$174,105,650
Mark E. Donovan
Registered investment companies**	4	$16,102,618,228	0	$0
Other pooled investment vehicles	4	$2,883,460,838	0	$0
Other accounts	224	$13,471,914,956	3	$174,105,650
Stephanie McGirr
Registered investment companies**	4	$16,102,618,228	0	$0
Other pooled investment vehicles	4	$2,883,460,838	0	$0
Other accounts	224	$13,471,914,956	3	$174,105,650
David J. Pyle
Registered investment companies**	4	$16,102,618,228	0	$0
Other pooled investment vehicles	4	$2,883,460,838	0	$0
Other accounts	224	$13,471,914,956	3	$174,105,650

*
The information provided is as of September 30, 2019.

**
Does not include the Fundamental Value Fund.

Ownership of Securities:
As of September 30, 2019, the portfolio managers did not own any shares of the Fundamental Value Fund.
Conflicts of Interest:
Boston Partners owes its clients a duty of loyalty and monitors situations in which the interests of its advisory clients may be in conflict with its own interests. Boston Partners identifies business practices that may cause a conflict of interest between it and its clients, discloses such conflicts of interest to clients and develops reasonable procedures to mitigate such conflicts. Boston Partners has identified the following potential conflicts of interest and the measures it uses to address these matters:
Equitable Treatment of Accounts
Boston Partners recognizes that potential conflicts may arise from the side-by-side management of registered investment companies and “investment accounts,” which include privately offered funds and separately managed accounts of individuals and institutional investors. Where Boston Partners’ separately managed accounts are charged performance fees, portfolio managers may be inclined to take investment risks that are outside the scope of such client’s investment objectives and strategy. In addition, since Boston Partners’ private investment funds charge performance fees and share those fees with portfolio managers, such portfolio managers may also be inclined to take additional investment risks. Boston Partners maintains a Trade Allocation and Aggregation Policy as well as a Simultaneous Management Policy to ensure that client accounts are treated equitably. The Compliance Department (the “CD”) reviews allocations and dispersion regularly, and accounts within the same strategy are precluded from simultaneously holding a security long and short. Risk Management performs periodic reviews to ensure the product complies with the investment strategy and defined risk parameters.
Furthermore, since Boston Partners charges a performance fee on certain accounts, and in particular these accounts may receive “new issues” allocations, Boston Partners has a conflict of interest in allocating new issues to these accounts. Boston Partners maintains an IPO Allocation Policy and the CD assists in, and/or reviews, the allocation of new issues to ensure that IPOs are being allocated among all eligible accounts in an equitable manner.
Utilizing Brokerage to Advantage Boston Partners
Boston Partners does not place trades through affiliated brokers. Securities trades are executed through brokerage firms with which Boston Partners maintains other advantageous relationships, such as soft dollars. In these cases, the broker may expect commission business in return. Boston Partners has established a Trade Management Oversight Committee to evaluate brokerage services and to review commissions paid to brokers. In addition, Boston Partners maintains a Best Execution Policy and a Soft Dollar Policy to assist in its monitoring efforts. Boston Partners also identifies affiliates of the investment companies for which it acts as investment adviser or sub adviser to ensure it is trading in accordance with applicable rules and regulations.
Directed Brokerage
Boston Partners faces an inherent conflict since it is in a position to direct client transactions to a broker or dealer in exchange for distribution capacity. Boston Partners maintains policies which prohibit its traders from considering a broker-dealer’s distribution capacity for promoting or selling Boston Partners’ separate account services, mutual funds, or proprietary funds (collectively “Boston Partners’ Services”) during the broker selection process. Nor will Boston Partners compensate any broker either directly or indirectly by directing brokerage transactions to that broker for consideration in selling Boston Partners’ Services.
Mixed Use Allocations and Use of Soft Dollars to Benefit Adviser
Soft dollar services which have a “mixed use” allocation present a conflict of interest when determining the allocation between those services that primarily benefit Boston Partners’ clients and those that primarily benefit Boston Partners. In addition, a conflict of interest exists when Boston Partners uses soft dollars to pay expenses that would normally be paid by Boston Partners. Boston Partners has developed soft dollar policies which require it to make a good faith allocation of  “mixed use” services and to document its analysis. In addition, the CD reviews all requests for soft dollars to ensure inclusion under the safe harbor of Section 28(e) of the Exchange Act.
Trade Errors
A conflict arises when an investment adviser requests a broker/dealer to absorb the cost of a trade error in return for increased trading and/or commissions. Boston Partners prohibits correcting a trade error for any quid pro quo with a broker and has procedures for the proper correction of trade errors.
Principal Transactions
A principal transaction occurs when an investment adviser, acting for the account of itself or an affiliate buys a security from, or sells a security to a client. An inherent conflict of interest exists since an adviser has an opportunity to transfer unwanted securities from its account to a client's account, sell securities to a client’s account at prices above the market, or transfer more favorably priced securities from a client account to its account. Boston Partners generally does not permit the selling of a security from one client account and the purchasing of the same security in another client account if Boston Partners has a principal interest in one of the accounts at the time of the transaction. Additionally, Boston Partners requires that clients give consent by signing subscription agreements to purchase a pooled investment vehicle in which Boston Partners or a related entity has an interest.
Cross Trades
Cross transactions between clients create an inherent conflict of interest because Boston Partners has a duty to obtain the most favorable price for both the selling client and the purchasing client. Boston Partners generally does not engage in cross trading; however, Boston Partners has procedures to ensure that any cross trade is in the best interests of all clients.

Affiliated Investments
Potential conflicts exist if Boston Partners directs client investments into affiliated vehicles in order to increase the size of these vehicles and thereby increase its compensation by (a) lowering overall expenses of the vehicle, some of which Boston Partners may have responsibility for; (b) permitting greater marketing of the vehicle which will generate greater fee revenue for Boston Partners; or (c) allowing Boston Partners or an affiliate to redeem its investment capital in such vehicle. To mitigate any detriment to the client, Boston Partners has product suitability procedures and will obtain a client’s consent prior to investing client assets in an affiliated vehicle.
Proprietary Trading Opportunities
Employees are in a position to take investment opportunities for themselves or Boston Partners before such opportunities are executed on behalf of clients. Employees have a duty to advance Boston Partners’ client interests before Boston Partners interests or their personal interests. Boston Partners must assure that employees do not favor their own or Boston Partners’ accounts. The Boston Partners Code of Ethics (the “Code”) includes procedures on ethical conduct and personal trading, including preclearance and blackout procedures, to which all employees are subject.
Insider Trading/Non-Public Information
Employees are in a position to learn material nonpublic information and to trade in their personal accounts on such information, to the potential disadvantage of client accounts. The Code addresses insider trading including permissible activities. Employees certify, at least annually, that they are in compliance with the Code.
Boston Partners periodically discusses securities which may be held in client accounts with external investment professionals when sourcing and analyzing investment ideas. These discussions may include but are not limited to economic factors, market outlook, sector and industry views, and general and/or specific information regarding securities. Discussion of specific securities creates a conflict which could disadvantage Boston Partners’ clients if the external parties were to act upon this information, including but not limited to front-running and scalping either particular securities or numerous securities in a similar sector to the extent such information is known about Boston Partners’ holdings. Boston Partners has policies prohibiting discussion of client investments for non-business purposes and has outlined permissible activities as well as certain other prohibitions when sourcing investment ideas for business purposes.
Value-Added Investors
A senior executive from a public company or a private company that is a hedge fund, broker-dealer, investment adviser, or investment bank, (collectively “VAIs”), may invest in Boston Partners’ private funds. A conflict exists if Boston Partners invests in companies affiliated with a VAI or if a VAI who works at a private company provide material non-public information to Boston Partners or vice versa. Both of these conflicts raise issues with respect to information sharing. Boston Partners has procedures to: i) identify these individuals through its annual outside businesses questionnaire, its annual compliance questionnaire, review of new account start-up documents, and its 5130 and 5131 questionnaires, and ii) monitor conflicts these persons present through its pre-trade compliance system and/or email surveillance.
Selective Disclosure
Selective disclosure occurs when material information is given to a single investor, or a limited group of investors, and not to all investors at the same time. This practice may allow one set of investors to profit on undisclosed information prior to giving others the same opportunity. In order to prevent this conflict of interest, Boston Partners has procedures regarding the dissemination of account holdings.
Valuation of Client Accounts
Because Boston Partners calculates its own advisory fees, it has an incentive to over-value such accounts to either increase the fees payable by the client, or to conceal poor performance for an incentive fee. Boston Partners has several safeguards in place to mitigate this conflict. Boston Partners has a policy for the valuation of securities. Boston Partners’ Operations Department reconciles cash, assets, and prices for all client accounts with the client’s custodian bank’s records on a monthly basis. Finally, as part of Boston Partners’ annual financial review, external auditors review a sample of client fee invoices.

Representing Clients
At times, clients may request Boston Partners represent their interests in class action litigation, bankruptcies or other matters. Boston Partners’ expertise lies in investment management and has an inherent conflict of interest if cast in any other role. When possible, Boston Partners’ investment management agreements include provisions that Boston Partners will not act on behalf of the client in class actions, bankruptcies or matters of litigation.
Outside Business Activities
An employee’s outside business activities may conflict with the employee’s duties to Boston Partners and its clients. Boston Partners requires all employees to disclose any outside employment to the CD, who, in conjunction with the employee’s supervisor and the Director of HR, will identify any potential conflicts. In the event that a resolution to the conflict cannot be reached, the employee may be asked to terminate either his outside employment or his position with Boston Partners.
Business Gifts and Entertainment
Boston Partners employees periodically give or receive gifts from clients. Boston Partners employees host clients or receive entertainment provided by a client. Such gifts or entertainment may be considered efforts to gain unfair advantage. Boston Partners maintains a gifts and entertainment policy and has developed a “Q&A” guide for employees regarding certain types of gifts and entertainment. Generally, employees are not permitted to give or receive gifts of more than $100 in value, per person, per year. Entertainment that is normal or customary in the industry is considered appropriate. Employees should consult the CD if they are unsure about a particular gift or value of entertainment.
Illegal or Unethical Behavior
Unethical or illegal conduct by employees damages Boston Partners’ ability to meet its fiduciary duties to clients. Employees are required to report to management any actual or suspected illegal or unethical conduct on the part of other employees of which they become aware or any situations in which they are concerned about the “best course of action.” In addition, employees are required to certify annually that they are in compliance with the Boston Partners Compliance Manual. Regardless of whether a government inquiry occurs, Boston Partners views seriously any violation of the Compliance Manual. Disciplinary sanctions may be imposed on any employee committing a violation of the Compliance Manual.
Proxy Voting
Boston Partners’ proxy voting authority for its clients, puts it in a position where its interests may conflict with the best interests of its clients when determining how to vote. Boston Partners has a proxy voting policy and has engaged an outside vendor to execute proxies according to this policy. Boston Partners has a procedure to handle conflicts of interest which may arise in voting client securities.
Consulting Relationships
Boston Partners may purchase software, educational programs and peer group information from consulting firms that represent Boston Partners clients. Due to the lack of payment transparency, these relationships could give rise to improper activity on the part of the investment adviser or the consultant. Products purchased from consultants must serve a legitimate need for Boston Partners’ business and may not be acquired to influence a consultant’s recommendation of Boston Partners.
Compensation:
The discussion below describes the portfolio managers’ compensation as of September 30, 2019.
With investment teams working and living in very competitive markets like Boston, London, Los Angeles, San Francisco and New York, Boston Partners believes in having compensation, work environment and other incentives in place which reflect the value it places in its primary asset — its people. All investment professionals receive a compensation package comprised of an industry competitive base salary, a discretionary bonus and long-term incentives. Through Boston Partners’ bonus program, key investment professionals are rewarded primarily for strong investment performance. Boston Partners believes this aligns its team firmly with its clients’ objectives and provides the financial and work environment incentives which keep its teams in place and has led to industry leading investment staff continuity and extremely low unplanned staff turnover.
Typically, bonuses are based upon a combination of one or more of the following four criteria:
•
Individual Contribution: an evaluation of the professional’s individual contribution based on the expectations established at the beginning of each year;

•
Product Investment Performance: performance of the investment product(s) with which the individual is involved versus the pre-designed index, based on the excess return;

•
Investment Team Performance: the financial results of the investment group with Boston Partners’ client’s assets;

•
Firm-wide Performance: the overall financial performance of Boston Partners.

•
Boston Partners’ long-term incentive program effectively confers a significant 20-30% ownership interest in the value of the business to key employees. Annual awards are made by the Compensation Committee and are meant to equate to an additional 10-20% of the participants cash bonus awards.

Boston Partners retains professional compensation consultants with asset management expertise to periodically review its practices to ensure that they remain highly competitive.

Brandywine Global Investment Management, LLC
The portfolio managers of the Diversified Value Fund are Joseph J. Kirby, Henry F. Otto, and Steven M. Tonkovich.
Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Joseph J. Kirby
Registered investment companies**	5	$6,948,575,969	0	$0
Other pooled investment vehicles	6	$30,464,336	0	$0
Other accounts	5	$14,541,045	0	$0
Henry F. Otto
Registered investment companies**	8	$8,367,821,306	0	$0
Other pooled investment vehicles	16	$152,162,882	0	$0
Other accounts	27	$523,442,211	1	$34
Steven M. Tonkovich
Registered investment companies**	8	$8,367,821,306	0	$0
Other pooled investment vehicles	16	$152,162,882	0	$0
Other accounts	27	$523,442,211	1	$34

*
The information provided is as of September 30, 2019.

**
Does not include the Diversified Value Fund.

Ownership of Securities:
As of September 30, 2019, the portfolio managers did not own any shares of the Diversified Value Fund.
Conflicts of Interest:
Brandywine Global believes that there are no material conflicts of interest that arise in connection with its simultaneous management of its various portfolios. All portfolios within a given investment style are treated in a similar fashion for all investment decisions, unless a client provides specific investment restrictions. All trade executions of a given investment decision are allocated in an unbiased manner to avoid any conflict over allocation of investment opportunities.
Compensation:
The discussion below describes the portfolio managers’ compensation as of September 30, 2019.
All Portfolio Managers receive a competitive base salary. In addition, from the firm’s profits, a bonus is paid quarterly and based on the performance of their investment strategies relative to a relevant peer-group universe over one-quarter, one-, three- and five-year time periods. After this performance-based incentive compensation is allocated, profits associated with individual product groups are allocated as follows: a majority is retained within the product group and the remainder is allocated to a pool shared by all product groups. More subjective measurements of an individual’s contributions to the success of their product group and to the overall success of the firm are considered as part of the individual allocation decision. Finally, all investment professionals are eligible for options on Legg Mason stock, provided from time-to-time at Legg Mason’s discretion to its investment management subsidiaries. Brandywine Global believes this system achieves the goal of retaining top-quality investment professionals, as it provides extremely competitive compensation with entrepreneurial potential, and of fostering excellent performance, growth, and teamwork.

Frontier Capital Management Company, LLC
The portfolio managers of the Mid Cap Growth Fund are Ravi Dabas and Christopher J. Scarpa.
Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Ravi Dabas
Registered investment companies**	2	$3.201 billion	1	$2.041 billion
Other pooled investment vehicles	1	$161 million	0	$0
Other accounts	23	$1.398 billion	0	$0
Christopher J. Scarpa
Registered investment companies**	2	$3.201 billion	1	$2.041 billion
Other pooled investment vehicles	1	$161 million	0	$0
Other accounts	23	$1.398 billion	0	$0

*
The information provided is as of September 30, 2019.

**
Does not include the Mid Cap Growth Fund.

Ownership of Securities:
As of September 30, 2019, the portfolio managers did not own any shares of the Mid Cap Growth Fund.
Conflicts of Interest:
In connection with its management of clients’ accounts, Frontier is subject to a number of actual or apparent conflicts of interest. These conflicts may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that have a different advisory fee arrangement (including any accounts that pay performance-based fees) or accounts in which the portfolio manager has a personal investment. In addition, conflicts may arise relating to the allocation of investments among accounts with similar investment objectives but managed by different portfolio managers.
Frontier’s portfolio managers typically manage multiple accounts. Generally, however, accounts within a particular investment strategy (e.g., mid cap growth) with similar objectives are managed similarly. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in the same strategy with similar objectives, which tend to minimize the potential for conflicts of interest.
Frontier has adopted trade allocation and aggregation policies that seek to treat all clients fairly and equitably. These policies address the allocation of limited investment opportunities, such as IPOs, and the allocation of transactions and aggregations of orders across multiple accounts. Investment personnel of Frontier or its affiliates may be permitted to be commercially or professionally involved with an issuer of securities. Any potential conflicts of interest from such involvement would be monitored for compliance with Frontier’s Code of Ethics.
Compensation:
The discussion below describes the portfolio managers’ compensation as of September 30, 2019.
Frontier’s portfolio manager compensation structure is designed to align the interests of portfolio managers with those of the shareholders whose assets they manage. Frontier’s portfolio manager compensation program consists of a base salary, annual bonus, and participation in company-funded retirement plans. In addition, all of Frontier’s portfolio managers are partners at Frontier, which entitles them to share in the firm’s profits and the long-term growth of the firm. The annual bonus is variable and based partially or primarily upon management-fee revenues generated from client accounts.

Harris Associates L.P.
The portfolio managers of the Overseas Fund are David G. Herro and Michael L. Manelli.
Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
David G. Herro
Registered investment companies**	13	$41,250,127,068	0	$0
Other pooled investment vehicles	24	$9,118,748,795	3	$699,326,470
Other accounts	49	$15,948,222,077	1	$131,059,752
Michael L. Manelli
Registered investment companies**	10	$37,722,536,192	0	$0
Other pooled investment vehicles	11	$4,419,472,511	3	$699,326,470
Other accounts	28	$9,505,318,315	1	$131,059,752

*
The information provided is as of September 30, 2019.

**
Does not include the Overseas Fund.

Ownership of Securities:
As of September 30, 2019 the portfolio managers did not own any shares of the Overseas Fund.
Conflicts of Interest:
Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Fund and the other accounts managed by the portfolio managers. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that have a different management fee arrangement (including any accounts that pay performance-based fees), accounts of affiliated companies, or accounts in which the portfolio manager has a personal investment. With respect to the allocation of investment opportunities, Harris makes decisions to recommend, purchase, sell or hold securities for all of its client accounts, including the Fund, based on each account’s specific investment objectives, guidelines, restrictions and circumstances. It is Harris’ policy to allocate investment opportunities to each account, including the Fund, over a period of time on a fair and equitable basis relative to its other accounts. With respect to the allocation of aggregated orders, each account that participates in an aggregated order will participate at the average share price received from a broker-dealer, and where the order has not been completely filled, each institutional account, including the Fund, will generally participate on a pro rata basis.
Harris has compliance policies and procedures in place that it believes are reasonably designed to mitigate these conflicts. However, there is no guarantee that such procedures will detect each and every situation in which an actual or potential conflict may arise.
Compensation:
The discussion below describes the portfolio managers’ compensation as of September 30, 2019.
Each of the portfolio managers is an employee of Harris. The portfolio managers are compensated solely by Harris. Compensation for each of the portfolio managers is based on Harris’ assessment of the individual’s long-term contribution to the investment success of the firm. Each portfolio manager receives a base salary and participates in a discretionary bonus pool. In addition, most of the portfolio managers also participate in a long-term compensation plan that provides current compensation to certain key employees and deferred compensation to both current and former key employees. The compensation plan consists of bonus units awarded to participants that vest and are paid out over a period of time.
The determination of the amount of each portfolio manager’s base salary and discretionary bonus pool participation and, where applicable, participation in the long-term compensation plan is based on a variety of qualitative and quantitative factors. The factor given the most significant weight is the subjective assessment of the individual’s contribution to the overall investment results of Harris’ U.S. or international investment group, whether as a portfolio manager, a research analyst, or both.
The quantitative factors considered in evaluating the contribution of a portfolio manager include the performance of the portfolios managed by that individual relative to benchmarks, peers and other portfolio managers, as well as the assets under management in the funds and other accounts managed by the portfolio manager. A portfolio manager’s compensation is not based solely on an evaluation of the performance of the funds or the amount of fund assets. Performance is measured in a number of ways, including by fund, by other accounts and by strategy, and is compared to one or more benchmarks, including: S&P 500 Index, Russell Midcap® Value Index, Russell 1000® Value Index, Lipper Balanced Fund Index, 60/40 S&P/Barclays (60% S&P 500 Index and 40% Barclays Bond Index), MSCI World Index, MSCI World ex U.S. Index, MSCI World ex U.S. Small Cap Index and Harris’ approved lists of stocks, depending on whether the portfolio manager manages accounts in a particular strategy for which a given benchmark would be applicable. Performance is measured over shorter- and longer-term periods, including one year, three years, five years, ten years, and since a fund’s or an account’s inception or since the portfolio manager has been managing a fund or account, as applicable. Performance is measured on a pre-tax and after-tax basis to the extent such information is available.
If a portfolio manager also serves as a research analyst, then his compensation is also based on the contribution made to Harris in that role. The specific quantitative and qualitative factors considered in evaluating a research analyst’s contributions include, among other things, new investment ideas, the performance of investment ideas covered by the analyst during the current year as well as over longer-term periods, the portfolio impact of the analyst’s investment ideas, other contributions to the research process, and an assessment of the quality of analytical work. If a portfolio manager also serves as a research analyst, then such manager may participate in a long-term compensation plan that may provide future compensation upon vesting after a multi-year period. The plan consists of an award, based on quantitative evaluation of the performance of the investment ideas covered by the analyst over the same multi-year period. In addition, an individual’s other contributions to Harris, such as a role in investment thought leadership and management, are also taken into account in the overall compensation process.

Invesco Advisers, Inc.
The portfolio managers of the Small Cap Growth Equity Fund are Ash Shah and Ronald Zibelli, Jr.
Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Ash Shah
Registered investment companies**	3	$2,770.0 million	0	$0
Other pooled investment vehicles	1	$57.9 million	0	$0
Other accounts	0	$0	0	$0
Ronald Zibelli, Jr.
Registered investment companies**	7	$8,121.5 million	0	$0
Other pooled investment vehicles	1	$57.9 million	0	$0
Other accounts	0	$0	0	$0

*
The information provided is as of September 30, 2019.

**
Does not include the Small Cap Growth Equity Fund.

Ownership of Securities:
As of September 30, 2019, the portfolio managers did not own any shares of the Small Cap Growth Equity Fund.
Conflicts of Interest:
Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts:
•
The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. Invesco seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the funds.

•
If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, Invesco has adopted procedures for allocating portfolio transactions across multiple accounts.

•
Invesco determines which broker to use to execute each order for securities transactions for the funds, consistent with its duty to seek best execution of the transaction. However, for certain other accounts (such as mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), Invesco may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the fund or other account(s) involved.

•
Finally, the appearance of a conflict of interest may arise where Invesco has an incentive, such as a performance-based management fee, which relates to the management of one fund or account but not all funds and accounts for which a portfolio manager has day-to-day management responsibilities.

Invesco has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Compensation:
The discussion below describes the portfolio managers’ compensation as of September 30, 2019.
Invesco seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive cash bonus opportunity and a deferred compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive fund performance. Invesco evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager’s compensation consists of the following three elements:
Base Salary
Each portfolio manager is paid a base salary. In setting the base salary, Invesco’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.
Annual Bonus
The portfolio managers are eligible, along with other employees of Invesco, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco Ltd. reviews and approves the firm-wide bonus pool based upon progress against strategic objectives and annual operating plan, including investment performance and financial results in its review. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e., investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).
Each portfolio manager’s compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager as described in Table 1 below.
Table 1
Sub-Adviser	Performance time period 1
Invesco 2	One-, Three- and Five-year performance against fund peer group.

1
Rolling time periods based on calendar year-end.

2
Portfolio Managers may be granted an annual deferral award that vests on a pro-rata basis over a four year period.

High investment performance (against applicable peer group and/or benchmarks) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.
Deferred/Long Term Compensation.   Portfolio managers may be granted a deferred compensation award based on a firm-wide bonus pool approved by the Compensation Committee of Invesco Ltd. Deferred compensation awards may take the form of annual deferral awards or long-term equity awards. Annual deferral awards may be granted as an annual stock deferral award or an annual fund deferral award. Annual stock deferral awards are settled in Invesco Ltd. common shares. Annual fund deferral awards are notionally invested in certain Invesco Funds selected by the Portfolio Manager and are settled in cash. Long-term equity awards are settled in Invesco Ltd. common Shares. Both annual deferral awards and long-term equity awards have a four-year ratable vesting schedule. The vesting period aligns the interests of the portfolio managers with the long-term interests of clients and shareholders and encourages retention.
Retirement and health and welfare arrangements.   Portfolio managers are eligible to participate in retirement and health and welfare plans and programs that are available generally to all employees.

Jackson Square Partners, LLC
The portfolio managers of the Growth Opportunities Fund are Christopher J. Bonavico, Christopher M. Ericksen, William Montana, Daniel J. Prislin, and Jeffrey S. Van Harte.
Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Christopher J. Bonavico
Registered investment companies**	12	$8,456 million	2	$4,182 million
Other pooled investment vehicles	12	$4,306 million	0	$0
Other accounts	37	$5,124 million	3	$460 million
Christopher M. Ericksen
Registered investment companies**	9	$7,585 million	2	$4,182 million
Other pooled investment vehicles	4	$480 million	0	$0
Other accounts	22	$3,474 million	1	$206 million
William Montana
Registered investment companies**	9	$7,298 million	2	$4,182 million
Other pooled investment vehicles	4	$480 million	0	$0
Other accounts	19	$3,472 million	1	$206 million
Daniel J. Prislin
Registered investment companies**	10	$7,590 million	2	$4,182 million
Other pooled investment vehicles	4	$480 million	0	$0
Other accounts	29	$3,664 million	2	$372 million
Jeffrey S. Van Harte
Registered investment companies**	10	$7,590 million	2	$4,182 million
Other pooled investment vehicles	4	$480 million	0	$0
Other accounts	26	$3,667 million	2	$372 million

*
The information provided is as of September 30, 2019.

**
Does not include the Growth Opportunities Fund.

Ownership of Securities:
As of September 30, 2019, the portfolio managers did not own any shares of the Growth Opportunities Fund.
Conflicts of Interest:
Individual portfolio managers perform investment management services for other funds or accounts similar to those provided to the Fund and the investment action for each other fund or account and the Fund may differ. For example, one fund or account may be selling a security, while another fund or account may be purchasing or holding the same security. As a result, transactions executed for one fund or account or the Fund may adversely affect the value of securities held by another fund or account or the Fund. In addition, the management of multiple other funds or accounts and the Fund may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple funds or accounts and the Fund. A portfolio manager may discover an investment opportunity that may be suitable for more than one fund or account. The investment opportunity may be limited, however, so that all funds or accounts for which the investment would be suitable may not be able to participate. Jackson Square has adopted procedures designed to allocate investments fairly across multiple funds or accounts. Certain of the accounts managed by the portfolio managers have performance-based fees. This compensation structure presents a potential conflict of interest. The portfolio managers have an incentive to manage such accounts so as to enhance their performance, to the possible detriment of other accounts for which the investment manager does not receive a performance-based fee. A portfolio manager’s management of personal accounts, or other funds for which they have personal investments also presents certain conflicts of interest. Although Jackson Square’s compliance manual and code of ethics are designed to address these potential conflicts, there is no guarantee that it will do so.
Compensation:
The discussion below describes the portfolio managers’ compensation as of September 30, 2019.
Jackson Square’s investment professionals have remained together, bound by culture and the unique nature of the team’s research/portfolio manager role, for over a decade on average. Through various market and organizational circumstances over the years, the group has maintained a meritocracy and very strong pay-for-performance ethos that rewards positive impact to client portfolios. Each stock in each portfolio has two or more ‘sponsors’ who have mathematical ownership of those names for performance attribution purposes (e.g., 60/40 or 50/50-type responsibility splits). This stock-by-stock attribution can then be aggregated and the individual contributions of team members measured, down to the basis point, for each performance period measured: 1/3/5 year and since inception.
Aggregate compensation is ultimately driven by revenues, which—in turn—is correlated with assets under management, which ultimately correlates with performance over the long term, in a self-reinforcing cycle of better performance leading to more assets under management (both via flows and appreciation) and greater revenues/compensation. Additionally, qualitative factors such as contribution to debates of other team members’ ideas are also considered in compensation. Certain employees, including 10 members of the investment team, have equity ownership as part of their compensation.
In terms of the composition of compensation paid to the investment team, it is expected to be a combination of base salary, partnership equity distributions, where applicable, and discretionary annual bonuses. Jackson Square believes this combination will have the proper incentives to award prudent long term focus on building a stable and sustainable business while also rewarding professionals for superior relative interim results.

Loomis, Sayles & Company, L.P.
The portfolio manager of the Blue Chip Growth Fund is Aziz V. Hamzaogullari.
Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Aziz V. Hamzaogullari
Registered investment companies**	30	$22,293,459,717	0	$0
Other pooled investment vehicles	16	$8,186,665,741	2	$798,998,199
Other accounts	140	$22,094,143,261	0	$0

*
The information provided is as of September 30, 2019.

**
Does not include the Blue Chip Growth Fund.

Ownership of Securities:
As of September 30, 2019, the portfolio manager did not own any shares of the Blue Chip Growth Fund.
Conflicts of Interest:
Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Fund and other accounts managed by the portfolio manager. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees, accounts of affiliated companies and accounts in which the portfolio manager has an interest. Such favorable treatment could lead to more favorable investment opportunities or allocations for some accounts. Loomis Sayles makes investment decisions for all accounts (including institutional accounts, mutual funds, hedge funds and affiliated accounts) based on each account’s availability of other comparable investment opportunities and Loomis Sayles’ desire to treat all accounts fairly and equitably over time. Loomis Sayles maintains trade allocation and aggregation policies and procedures to address these potential conflicts. Conflicts of interest also arise to the extent a portfolio manager short sells a stock in one client account but holds that stock long in other accounts, including the Fund, or sells a stock for some accounts while buying the stock for others, and through the use of  “soft dollar arrangements,” which are discussed in Loomis Sayles’ Brokerage Allocation Policies and Procedures and Loomis Sayles’ Trade Aggregation and Allocation Policies and Procedures.
Compensation:
The discussion below describes the portfolio manager’s compensation as of September 30, 2019.
Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Portfolio manager compensation is made up primarily of three main components: base salary, variable compensation and a long-term incentive program. Although portfolio manager compensation is not directly tied to assets under management, a portfolio manager’s base salary and/or variable compensation potential may reflect the amount of assets for which the manager is responsible relative to other portfolio managers. Loomis Sayles also offers a profit sharing plan, and a defined benefit plan to all employees hired before May 3, 2003. Base salary is a fixed amount based on a combination of factors, including industry experience, firm experience, job performance and market considerations. Variable compensation is an incentive-based component and generally represents a significant multiple of base salary. Variable compensation is based on four factors: investment performance, profit growth of the firm, profit growth of the manager’s business unit and personal conduct. Investment performance is the primary component of total variable compensation and generally represents 100% of the total. The other three factors are used to determine the remainder of variable compensation, subject to the discretion of the Chief Investment Officer (“CIO”) and senior management. The CIO and senior management evaluate these other factors annually.
While mutual fund performance and asset size do not directly contribute to the compensation calculation, investment performance for equity managers is measured by comparing the performance of Loomis Sayles’ institutional composites to the performance of the applicable Morningstar peer group and/or the Lipper universe. Generally speaking the performance of the respective product’s fund is compared against the applicable Morningstar peer group and/or the Lipper universe. To the extent the majority of assets managed in the fund strategy are for institutional separate accounts, the eVestment Alliance institutional peer group will also be used as an additional comparison. In situations where substantially all of the assets for the strategy are institutional, the institutional peer group will be used as the primary method of comparison. A manager’s performance relative to the peer group for the 3, 5 and 10 years or since the start of the manager’s tenure, if shorter, is used to calculate the amount of variable compensation payable due to performance. Longer-term performance is typically weighted more than shorter-term performance. In addition, the performance measurement for equity compensation usually incorporates a consistency metric using longer term rolling returns compared to the peer group over a sustained measurement period; however the exact method may be adjusted to a product’s particular style. If a manager is responsible for more than one product, the rankings of each product are weighted based on relative revenue of accounts represented in each product. An external benchmark is used as a secondary comparison.
Mr. Hamzaogullari also receives additional compensation based on revenue and performance hurdles for his strategies, and performance fee based compensation as a portfolio manager for a private investment fund.
Mr. Hamzaogullari’s compensation has four components: a competitive base salary, an annual incentive bonus driven by investment performance, participation in long-term incentive plans, and a revenue sharing bonus if certain revenue thresholds and performance hurdles are met. Maximum variable compensation potential is a multiple of base salary and reflects performance achievements relative to peers with similar disciplines. The performance review considers the asset class, manager experience, and maturity of the product. The incentive compensation is based on trailing strategy performance and is weighted at one third for the three-year period, one third for the five-year period and one third for the ten-year period.
There is also a long-term incentive program that is focused on Mr. Hamzaogullari and generates an annual and a post-retirement payout upon retirement from the firm. The annual payment in this program is a function of revenue for the product.
In cases where the institutional peer groups are used, Loomis Sayles believes they represent the most competitive product universe while closely matching the investment styles offered by the Loomis Sayles fund.
General
Most mutual funds do not directly contribute to a portfolio manager’s overall compensation because Loomis Sayles uses the performance of the portfolio manager’s institutional accounts compared to an institutional peer group. However, each fund managed by Loomis Sayles employs strategies endorsed by Loomis Sayles and fits into the product category for the relevant investment style. Loomis Sayles may adjust compensation if there is significant dispersion among the returns of the composite and accounts not included in the composite.
Senior management expects that the variable compensation portion of overall compensation will continue to remain the largest source of income for those investment professionals included in the plan(s). The plan(s) was/were initially offered to portfolio managers and over time, the scope of eligibility widened to include other key investment professionals. Management has full discretion on what units are issued and to whom.
Portfolio managers also participate in the Loomis Sayles profit sharing plan, in which Loomis Sayles makes a contribution to the retirement plan of each employee based on a percentage of base salary (up to a maximum amount). The portfolio managers may also participate in the Loomis Sayles defined benefit pension plan, which applies to all Loomis Sayles employees who joined the firm prior to May 3, 2003. The defined benefit is based on years of service and base compensation (up to a maximum amount). Lastly, portfolio managers may also participate in the Loomis Sayles deferred compensation plan which requires all employees to defer 50% of their annual bonus if in excess of a certain dollar amount, except for those employees who will be age 61 or older on the date the bonus is awarded. These amounts are deferred over a two year period with 50% being paid out one year from the bonus anniversary date and the second 50% being paid out two years from the bonus anniversary date. These deferrals are deposited into an investment account on the employee's behalf, but the employee must be here on the vesting dates in order to receive the deferred bonus.

Massachusetts Financial Services Company
The portfolio managers of the Overseas Fund are Filipe Benzinho and Daniel Ling.
Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Filipe Benzinho
Registered investment companies**	7	$12.8 billion	0	$0
Other pooled investment vehicles	5	$2.3 billion	0	$0
Other accounts	23	$6.9 billion	0	$0
Daniel Ling
Registered investment companies**	7	$12.8 billion	0	$0
Other pooled investment vehicles	5	$2.3 billion	0	$0
Other accounts	23	$6.9 billion	0	$0

*
The information provided is as of September 30, 2019.

**
Does not include the Overseas Fund.

Ownership of Securities:
As of September 30, 2019 the portfolio managers did not own any shares of the Overseas Fund.
Conflicts of Interest:
MFS seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both funds and other accounts, and has adopted policies and procedures designed to address such potential conflicts.
The management of multiple funds and accounts (including proprietary accounts) gives rise to conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances, there are securities which are suitable for a fund’s portfolio as well as for accounts of MFS or its subsidiaries with similar investment objectives. MFS’ trade allocation policies may give rise to conflicts of interest if the fund’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of MFS or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely affect the value of a fund's investments. Investments selected for funds or accounts other than a particular fund may outperform investments selected for that fund.
When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. Allocations may be based on many factors and may not always be pro rata based on assets managed. The allocation methodology could have a detrimental effect on the price or volume of the security as far as a fund is concerned.
MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than a fund, for instance, those that pay a higher advisory fee and/or have a performance adjustment and/or include an investment by the portfolio manager.
Compensation:
MFS’ philosophy is to align portfolio manager compensation with the goal to provide shareholders with long-term value through a collaborative investment process. Therefore, MFS uses long-term investment performance as well as contribution to the overall investment process and collaborative culture as key factors in determining portfolio manager compensation. In addition, MFS seeks to maintain total compensation programs that are competitive in the asset management industry in each geographic market where it has employees. MFS uses competitive compensation data to ensure that compensation practices are aligned with its goals of attracting, retaining, and motivating the highest-quality professionals.

MFS reviews portfolio manager compensation annually. In determining portfolio manager compensation, MFS uses quantitative means and qualitative means to help ensure a sustainable investment process. As of September 30, 2019, portfolio manager total cash compensation is a combination of base salary and performance bonus:
•
Base Salary — Base salary generally represents a smaller percentage of portfolio manager total cash compensation than performance bonus.

•
Performance Bonus — Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.

The performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.
The quantitative portion is primarily based on the pre-tax performance of accounts managed by the portfolio manager over a range of fixed-length time periods, intended to provide the ability to assess performance over time periods consistent with a full market cycle and a strategy’s investment horizon. The fixed-length time periods include the portfolio manager’s full tenure on each fund and, when available, ten-, five-, and three-year periods. For portfolio managers who have served for less than three years, shorter-term periods, including the one-year period, will also be considered, as will performance in previous roles, if any, held at the firm. Emphasis is generally placed on longer performance periods when multiple performance periods are available. Performance is evaluated across the full set of strategies and portfolios managed by a given portfolio manager, relative to appropriate peer group universes and/or representative indices (“benchmarks”). As of September 30, 2019, the following benchmarks were used to measure the following portfolio managers’ performance for the Overseas Fund:
Portfolio Manager	Benchmark(s)
Filipe Benzinho	MSCI EAFE Index (net div)
Daniel Ling	MSCI EAFE Index (net div)
Benchmarks may include versions and components of indexes, custom indexes, and linked indexes that combine performance of different indexes for different portions of the time period, where appropriate.
The qualitative portion is based on the results of an annual internal peer review process (where portfolio managers are evaluated by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contribution to the MFS investment process and the client experience (distinct from fund and other account performance).
The performance bonus is generally a combination of cash and a deferred cash award. A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates. During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS Fund(s) selected by the portfolio manager.
MFS Equity Plan — Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.
Finally, portfolio managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.

Metropolitan West Asset Management, LLC
The portfolio managers of the Total Return Bond Fund are Stephen M. Kane, Laird R. Landmann, Tad Rivelle, and Bryan T. Whalen.
Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Stephen M. Kane
Registered investment companies**	32	$106,986.27 million	0	$0
Other pooled investment vehicles	28	$12,846.24 million	8	$2,471.54 million
Other accounts	204	$42,499.26 million	7	$4,382.91 million
Laird R. Landmann
Registered investment companies**	29	$106,937.77 million	0	$0
Other pooled investment vehicles	20	$9,684.66 million	3	$500.94 million
Other accounts	195	$38,488.02 million	7	$4,382.91 million
Tad Rivelle
Registered investment companies**	33	$112,842.45 million	0	$0
Other pooled investment vehicles	47	$15,738.73 million	25	$3,236.49 million
Other accounts	220	$48,197.28 million	8	$4,571.08 million
Bryan T. Whalen
Registered investment companies**	31	$112,823.68 million	0	$0
Other pooled investment vehicles	40	$12,640.04 million	20	$1,265.89 million
Other accounts	213	$44,439.90 million	8	$4,571.08 million

*
The information provided is as of September 30, 2019.

**
Does not include the Total Return Bond Fund.

Ownership of Securities:
As of September 30, 2019, the portfolio managers did not own any shares of the Total Return Bond Fund.
Conflicts of Interest:
As a member of The TCW Group, Inc. (“TCW”), MetWest is subject to TCW’s policies and controls to avoid and/or mitigate conflicts of interest across its businesses. The policies and procedures in TCW’s Code of Ethics (the “Code”) serve to address or mitigate both conflicts of interest and the appearance of any conflict of interest. The Code contains several restrictions and procedures designed to eliminate conflicts of interest relating to personal investment transactions, including (i) reporting account openings, changes, or closings (including accounts in which an Access Person has a “beneficial interest”), (ii) pre-clearance of non-exempt personal investment transactions (make a personal trade request for Securities) and (iii) the completion of timely required reporting (Initial Holdings Report, Quarterly Transactions Report, Annual Holdings Report and Annual Certificate of Compliance).
In addition, the Code addresses potential conflicts of interest through its policies on insider trading, anti-corruption, an employee’s outside business activities, political activities and contributions, confidentiality and whistleblower provisions.
Conflicts of interest may also arise in the management of accounts and investment vehicles. These conflicts may raise questions that would allow TCW to allocate investment opportunities in a way that favors certain accounts or investment vehicles over other accounts or investment vehicles, or incentivize a TCW portfolio manager to receive greater compensation with regard to the management of certain account or investment vehicles. TCW may give advice or take action with certain accounts or investment vehicles that could differ from the advice given or action taken on other accounts or investment vehicles. When an investment opportunity is suitable for more than one account or investment vehicle, such investments will be allocated in a manner that is fair and equitable under the circumstances to all TCW clients. As such, TCW has adopted compliance policies and procedures in its Portfolio Management Policy that helps to identify a conflict of interest and then specifies how a conflict of interest is managed. TCW’s Trading and Brokerage Policy also discusses the process of timing and method of allocations, and addresses how the firm handles affiliate transactions.
The respective Equity and Fixed Income Trading and Allocation Committees review trading activities on behalf of client accounts, including the allocation of investment opportunities and address any issues with regard to side-by-side management in order to ensure that all of TCW’s clients are treated on a fair and equitable basis. Further, the Portfolio Analytics Committee reviews TCW’s investment strategies, evaluates various analytics to facilitate risk assessment, changes to performance composites and benchmarks and monitors the implementation and maintenance of the Global Investment Performance Standards or GIPS® compliance.
TCW’s approach to handling conflicts of interest is multi-layered starting with its policies and procedures, reporting and pre-clearance processes and oversight by various committees.
Compensation:
Since MetWest is a subsidiary of TCW, MetWest’s investment professionals are compensated under the TCW compensation structure as detailed below. The discussion below describes the portfolio managers’ compensation as of September 30, 2019.
The overall objective of TCW’s compensation program for portfolio managers is to attract experienced and expert investment professionals and to retain them over the long-term. Compensation is comprised of several components which, in the aggregate, are designed to achieve these objectives and to reward the portfolio managers for their contributions to the successful performance of the accounts they manage. Portfolio managers are compensated through a combination of base salary, fee sharing based compensation (“fee sharing”), bonus and equity incentive participation in TCW’s parent company (“equity incentives”). Fee sharing and equity incentives generally represent most of the portfolio managers’ compensation. In some cases, portfolio managers are eligible for discretionary bonuses.
Salary.   Salary is agreed to with portfolio managers at the time of employment and is reviewed from time to time. It does not change significantly and often does not constitute a significant part of a portfolio manager’s compensation.
Fee sharing.   Fee sharing for investment professionals is based on revenues generated by accounts in the investment strategy area for which the investment professionals are responsible. In most cases, revenues are allocated to a pool and fee sharing compensation is allocated among members of the investment team after the deduction of certain expenses (including compensation over a threshold level) related to the strategy group. The allocations are based on the investment professionals’ contribution to TCW and its clients, including qualitative and quantitative contributions.
In general, the same fee sharing percentage is used to compensate a portfolio manager for investment services related to a fund is generally the same as that used to compensate portfolio managers for other client accounts in the same strategy managed by TCW or an affiliate of TCW (collectively, the “TCW Group”). In some cases, the fee sharing pool includes revenues related to more than one product, in which case each participant in the pool is entitled to fee sharing derived from his or her contributions to all the included products.
Investment professionals are not directly compensated for generating performance fees. In some cases, the overall fee sharing pool is subject to fluctuation based on the relative pre-tax performance of the investment strategy composite returns, net of fees and expenses, to that of the benchmark. The measurement of performance relative to the benchmark can be based on single year or multiple year metrics, or a combination thereof. The benchmark used is the one associated with the fund managed by the portfolio manager as disclosed in the prospectus. Benchmarks vary from strategy to strategy but, within a given strategy, the same benchmark applies to all accounts, including the funds.
Discretionary Bonus/Guaranteed Minimums. Discretionary bonuses may be paid out of an investment team’s fee sharing pool, as determined by the supervisor(s) in the department. In other cases where portfolio managers do not receive fee sharing or where it is determined that the combination of salary and fee sharing does not adequately compensate the portfolio manager, discretionary bonuses may be paid by the applicable TCW entity. Also, pursuant to contractual arrangements, some portfolio managers received minimum bonuses.
Equity Incentives. Management believes that equity ownership aligns the interests of portfolio managers with the interests of the firm and its clients. Accordingly, TCW Group’s key investment professionals participate in equity incentives through ownership or participation in restricted unit plans that vest over time or unit appreciation plans of TCW’s parent company. The plans include the Fixed Income Retention Plan, Restricted Unit Plan and 2013 Equity Unit Incentive Plan.
Under the Fixed Income Retention Plan, certain portfolio managers in the fixed income area were awarded cash and/or partnership units in TCW’s parent company, either on a contractually-determined basis or on a discretionary basis. Awards under this plan were made in 2010 that vest over time.

Under the Restricted Unit Plan, certain portfolio managers in the fixed income and equity areas may be awarded partnership units in TCW’s parent company. Awards under this plan have vested over time, subject to satisfaction of performance criteria.
Under the 2013 Equity Unit Incentive Plan, certain portfolio managers in the fixed income and equity areas may be awarded options to acquire partnership units in TCW’s parent company with a strike price equal to the fair market value of the option at the date of grant. The options granted under this plan are subject to vesting and other conditions.
Other Plans and Compensation Vehicles. Portfolio managers may also elect to participate in the applicable TCW Group’s 401(k) plan, to which they may contribute a portion of their pre-and post-tax compensation to the plan for investment on a tax-deferred basis.

Northern Trust Investments, Inc.
The portfolio manager of the S&P 500 Index Fund is Brent Reeder.
Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Brent Reeder
Registered investment companies**	14	$27,975,808,444	0	$0
Other pooled investment vehicles	97	$401,830,860,966	0	$0
Other accounts	91	$63,019,945,945	0	$0

*
The information provided is as of September 30, 2019.

**
Does not include the S&P 500 Index Fund.

Ownership of Securities:
As of September 30, 2019, the portfolio manager did not own any shares of the S&P 500 Index Fund.
The portfolio manager of the S&P Mid Cap Index Fund is Brent Reeder.
Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Brent Reeder
Registered investment companies**	14	$30,810,819,990	0	$0
Other pooled investment vehicles	97	$401,830,860,966	0	$0
Other accounts	91	$63,019,945,945	0	$0

*
The information provided is as of September 30, 2019.

**
Does not include the S&P Mid Cap Index Fund.

Ownership of Securities:
As of September 30, 2019, the portfolio manager did not own any shares of the S&P Mid Cap Index Fund.
The portfolio manager of the Russell 2000 Small Cap Index Fund is Brent Reeder.
Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Brent Reeder
Registered investment companies**	14	$30,987,265,408	0	$0
Other pooled investment vehicles	97	$401,830,860,966	0	$0
Other accounts	91	$63,019,945,945	0	$0

*
The information provided is as of September 30, 2019.

**
Does not include the Russell 2000 Small Cap Index Fund.

Ownership of Securities:
As of September 30, 2019 the portfolio manager did not own any shares of the Russell 2000 Small Cap Index Fund.
The portfolio manager of the MSCI EAFE International Index Fund is Steven Santiccioli.
Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Steven Santiccioli
Registered investment companies**	2	$813,819,455	0	$0
Other pooled investment vehicles	7	$37,141,860,547	0	$0
Other accounts	4	$3,407,249,266	0	$0

*
The information provided is as of September 30, 2019.

**
Does not include the MSCI EAFE International Index Fund.

Ownership of Securities:
As of September 30, 2019, the portfolio manager did not own any shares of the MSCI EAFE International Index Fund.
Conflicts of Interest:
NTI’s portfolio managers are often responsible for managing one or more funds, as well as other accounts, including separate accounts and other pooled investment vehicles. A portfolio manager may manage a separate account or other pooled investment vehicle that may have a materially higher or lower fee arrangement. The side-by-side management of these accounts may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades. In addition, while portfolio managers generally only manage accounts with similar investment strategies, it is possible that due to varying investment restrictions among accounts that certain investments are made for some accounts and not others or conflicting investment positions are taken among accounts. The portfolio managers have a fiduciary responsibility to manage all client accounts in a fair and equitable manner. NTI seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, NTI has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, NTI has adopted policies limiting the circumstances under which cross-trades may be affected. NTI conducts periodic reviews of trades for consistency with these policies.
Compensation:
The discussion below describes the portfolio managers’ compensation as of September 30, 2019.
The compensation for NTI index portfolio managers is based on the competitive marketplace and consists of a fixed base salary plus a variable annual cash incentive award. In addition, non-cash incentives, such as stock options or restricted stock of Northern Trust Corporation, may be awarded from time to time. The annual incentive award is discretionary and is based on a quantitative and qualitative evaluation of each portfolio manager’s investment performance and contribution to his or her respective team plus the financial performance of the investment business unit and Northern Trust Corporation as a whole. The annual cash incentive award is not based on performance of the Fund(s) or the amount of assets held in the Fund(s). Moreover, no material differences exist between the compensation structure for mutual fund accounts and other types of accounts.

Sands Capital Management, LLC
The portfolio managers of the Growth Opportunities Fund are Wesley A. Johnston, Frank M. Sands, A. Michael Sramek, and Thomas H. Trentman.
Other Accounts Managed:
Discloses other accounts for which a portfolio manager or Management Team Member was jointly and primarily responsible for the day-to-day management as of September 30, 2019.
The Investment Team at Sands Capital creates a model portfolio to which all client portfolios are managed.
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Wesley A. Johnston
Registered investment companies**	3	$3,672.9 million	1	$1,691.1 million
Other pooled investment vehicles	9	$1,162.5 million	0	$0
Other accounts	348	$12,384.8 million	9	$1,060.8 million
Frank M. Sands
Registered investment companies**	4	$3,716.7 million	1	$1,691.1 million
Other pooled investment vehicles	10	$1,285.3 million	0	$0
Other accounts	365	$12,811.0 million	18	$1,163.0 million
A. Michael Sramek
Registered investment companies**	4	$3,716.7 million	1	$1,691.1 million
Other pooled investment vehicles	10	$1,285.3 million	0	$0
Other accounts	365	$12,811.0 million	18	$1,163.0 million
Thomas H. Trentman
Registered investment companies**	3	$3,672.9 million	1	$1,691.1 million
Other pooled investment vehicles	9	$1,162.5 million	0	$0
Other accounts	352	$12,908.5 million	9	$1,060.8 million

*
The information provided is as of September 30, 2019.

**
Does not include the Growth Opportunities Fund.

Ownership of Securities:
As of September 30, 2019, the portfolio managers did not own any shares of the Growth Opportunities Fund.
Conflicts of Interest:
As an investment adviser to a variety of clients, Sands Capital recognizes there may be actual or potential conflicts of interest inherent in its business. For example, conflicts of interest could result from a portfolio manager’s management of multiple accounts for multiple clients, the execution of trades and allocation of investment opportunities, the use of brokerage commissions to obtain research, and personal trading by firm employees. Sands Capital has addressed these conflicts by developing policies and procedures it believes are reasonably designed to treat all clients in a fair and equitable manner over time. Sands Capital’s policies and procedures address such issues as execution of portfolio transactions, aggregation and allocation of trades, directed brokerage, and the use of brokerage commissions. Additionally, Sands Capital maintains a Code of Ethics and Insider Trading Policy and Procedures that addresses rules on personal trading and insider information.

Compensation:
The discussion below describes the portfolio managers’ compensation as of September 30, 2019.
Investment professionals benefit from a salary competitive in the industry, an annual qualitative bonus based on subjective review of the employees’ overall contribution, and a standard profit sharing plan and 401(k) plan. Additional incentives include equity participation while investment professionals also participate in an investment results bonus. The investment results bonus is calculated from the performance variance of the Sands Capital composite returns and their respective benchmarks over 1-, 3-, and 5-year periods, weighted towards the 3- and 5-year results.

T. Rowe Price Associates, Inc.
T. Rowe Price International Ltd
The portfolio manager of the Diversified Value Fund is John D. Linehan.
Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
John D. Linehan
Registered investment companies**	11	$41,118,612,193	0	$0
Other pooled investment vehicles	7	$12,562,356,073	0	$0
Other accounts	6	$6,076,095,236	0	$0

*
The information provided is as of September 30, 2019.

**
Does not include the Diversified Value Fund.

Ownership of Securities:
As of September 30, 2019 the portfolio manager did not own any shares of the Diversified Value Fund.
The portfolio manager of the Equity Opportunities Fund is John D. Linehan.
Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
John D. Linehan
Registered investment companies**	11	$41,063,746,191	0	$0
Other pooled investment vehicles	7	$12,562,356,073	0	$0
Other accounts	6	$6,076,095,236	0	$0

*
The information provided is as of September 30, 2019.

**
Does not include the Equity Opportunities Fund.

Ownership of Securities:
As of September 30, 2019, the portfolio manager did not own any shares of the Equity Opportunities Fund.
The portfolio manager of the Blue Chip Growth Fund is Larry J. Puglia.
Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Larry J. Puglia
Registered investment companies**	8	$80,876,472,281	0	$0
Other pooled investment vehicles	20	$16,730,201,832	0	$0
Other accounts	17	$6,131,182,463	1	$802,438,027

*
The information provided is as of September 30, 2019.

**
Does not include the Blue Chip Growth Fund.

Ownership of Securities:
As of September 30, 2019, the portfolio manager did not own any shares of the Blue Chip Growth Fund.
The portfolio manager of the Mid Cap Growth Fund is Brian W. H. Berghuis.
Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Brian W. H. Berghuis
Registered investment companies**	9	$53,180,273,495	0	$0
Other pooled investment vehicles	1	$3,666,835,403	0	$0
Other accounts	6	$2,108,945,548	0	$0

*
The information provided is as of September 30, 2019.

**
Does not include the Mid Cap Growth Fund.

Ownership of Securities:
As of September 30, 2019, the portfolio manager did not own any shares of the Mid Cap Growth Fund.
The portfolio managers of the MM Select T. Rowe Price International Equity Fund are Richard N. Clattenburg, Colin McQueen, Raymond A. Mills, and Gonzalo Pangaro.
Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Richard N. Clattenburg
Registered investment companies**	5	$15,775,615,614	0	$0
Other pooled investment vehicles	2	$6,576,130,431	0	$0
Other accounts	0	$0	0	$0
Colin McQueen
Registered investment companies**	1	$10,194,401,902	0	$0
Other pooled investment vehicles	1	$5,270,595,516	0	$0
Other accounts	0	$0	0	$0
Raymond A. Mills
Registered investment companies**	5	$17,912,977,377	0	$0
Other pooled investment vehicles	1	$6,300,464,860	0	$0
Other accounts	4	$1,576,336,136	1	$639,697,491
Gonzalo Pangaro
Registered investment companies**	4	$13,996,329,314	0	$0
Other pooled investment vehicles	7	$8,998,418,202	0	$0
Other accounts	3	$2,188,086,287	0	$0

*
The information provided is as of September 30, 2019.

**
Does not include the MM Select T. Rowe Price International Equity Fund.

Ownership of Securities:
As of September 30, 2019 the portfolio managers did not own any shares of the MM Select T. Rowe Price International Equity Fund.
Conflicts of Interest:
Portfolio managers at T. Rowe Price and its affiliates may manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, and foundations), offshore funds, and common trust funds. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price and its affiliates have adopted brokerage and trade allocation policies and procedures which they believe are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients.
T. Rowe Price funds may, from time to time, own shares of Morningstar, Inc. Morningstar is a provider of investment research to individual and institutional investors, and publishes ratings on mutual funds, including the Funds. T. Rowe Price manages the Morningstar retirement plan and acts as subadviser to two mutual funds offered by Morningstar. In addition, T. Rowe Price and its affiliates pay Morningstar for a variety of products and services. In addition, Morningstar may provide investment consulting and investment management services to clients of T. Rowe Price or its affiliates. Since the T. Rowe Price funds and other accounts have different investment objectives or strategies, potential conflicts of interest may arise in executing investment decisions or trades among client accounts. For example, if T. Rowe Price purchases a security for one account and sells the same security short for another account, such a trading pattern could disadvantage either the account that is long or short. It is possible that short sale activity could adversely affect the market value of long positions in one or more T. Rowe Price funds and other accounts (and vice versa) and create potential trading conflicts, such as when long and short positions are being executed at the same time. To mitigate these potential conflicts of interest, T. Rowe Price has implemented policies and procedures requiring trading and investment decisions to be made in accordance with T. Rowe Price’s fiduciary duties to all accounts, including the T. Rowe Price funds. Pursuant to these policies, portfolio managers are generally prohibited from managing multiple strategies where they hold the same security long in one strategy and short in another, except in certain circumstances, including where an investment oversight committee has specifically reviewed and approved the holdings or strategy. Additionally, T. Rowe Price has implemented policies and procedures that it believes are reasonably designed to ensure the fair and equitable allocation of trades, both long and short, to minimize the impact of trading activity across client accounts. T. Rowe Price monitors short sales to determine whether its procedures are working as intended and that such short sale activity is not materially impacting our trade executions and long positions for other clients.
Compensation:
The discussion below describes the portfolio managers’ compensation as of September 30, 2019.
Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of restricted stock grants. Compensation is variable and is determined based on the following factors.
Investment performance over 1-, 3-, 5-, and 10-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. T. Rowe Price (and T. Rowe Price Hong Kong, T. Rowe Price Singapore, T. Rowe Price Japan and T. Rowe Price International, as appropriate) evaluates performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are typically determined with reference to the broad-based index (e.g., S&P 500 Index) and the Lipper average or index (e.g., Large-Cap Growth Index) set forth in the total returns table in the fund’s prospectus, although other benchmarks may be used as well. Investment results are also measured against comparably managed funds of competitive investment management firms. The selection of comparable funds is approved by the applicable investment steering committee and is the same as the selection presented to the directors of the T. Rowe Price funds in their regular review of fund performance. Performance is primarily measured on a pre-tax basis, although tax-efficiency is considered.
Compensation is viewed with a long term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor. In reviewing relative performance for fixed income funds, a fund’s expense ratio is usually taken into account. Contribution to T. Rowe Price’s overall investment process is an important consideration as well. Leveraging ideas and investment insights across the global investment platform, working effectively with and mentoring others, and other contributions to T. Rowe Price’s clients, the firm, or T. Rowe Price’s culture are important components of T. Rowe Price’s long-term success and are generally taken into consideration.
All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits and are eligible to participate in a supplemental savings plan sponsored by T. Rowe Price Group.
This compensation structure is used when evaluating the performance of all portfolios managed by the portfolio manager.

Wellington Management Company LLP
The portfolio manager of the Equity Opportunities Fund is Donald J. Kilbride.
Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Donald J. Kilbride
Registered investment companies**	9	$50,432,606,481	1	$39,342,770,631
Other pooled investment vehicles	10	$416,527,070	1	$14,652,051
Other accounts	29	$3,100,374,285	2	$859,205,136

*
The information provided is as of September 30, 2019.

**
Does not include the Equity Opportunities Fund.

Ownership of Securities:
As of September 30, 2019, the portfolio manager did not own any shares of the Equity Opportunities Fund.
The portfolio manager of the Fundamental Growth Fund is Joel Thomson.
Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Joel Thomson
Registered investment companies**	2	$252,275,419	0	$0
Other pooled investment vehicles	2	$572,939,673	1	$395,243,764
Other accounts	0	$0	0	$0

*
The information provided is as of September 30, 2019.

**
Does not include the Fundamental Growth Fund.

Ownership of Securities:
As of September 30, 2019, the portfolio manager did not own any shares of the Fundamental Growth Fund.
The portfolio managers of the Small Cap Value Equity Fund are Edmond C. Griffin, Timothy J. McCormack, and Shaun F. Pedersen.

Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Edmond C. Griffin
Registered investment companies**	0	$0	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0
Timothy J. McCormack
Registered investment companies**	4	$1,280,926,418	0	$0
Other pooled investment vehicles	5	$931,304,459	0	$0
Other accounts	22	$1,683,502,822	0	$0
Shaun F. Pedersen
Registered investment companies**	6	$1,514,357,594	0	$0
Other pooled investment vehicles	8	$957,876,474	0	$0
Other accounts	23	$1,766,149,767	0	$0

*
The information provided is as of September 30, 2019.

**
Does not include the Small Cap Value Equity Fund.

Ownership of Securities:
As of September 30, 2019, the portfolio managers did not own any shares of the Small Cap Value Equity Fund.
The portfolio managers of the Small Cap Growth Equity Fund are Mario E. Abularach, Steven C. Angeli, Daniel J. Fitzpatrick, Stephen Mortimer, and John V. Schneider.

Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Mario E. Abularach
Registered investment companies**	7	$9,106,815,163	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	1	$21,083,596	0	$0
Steven C. Angeli
Registered investment companies**	9	$2,003,528,083	0	$0
Other pooled investment vehicles	25	$2,484,538,405	7	$1,162,637,088
Other accounts	12	$1,092,325,982	2	$426,397,838
Daniel J. Fitzpatrick
Registered investment companies**	2	$5,689,785,735	1	$5,597,453,261
Other pooled investment vehicles	4	$859,603,363	0	$0
Other accounts	8	$1,950,845,271	1	$39,758,554
Stephen Mortimer
Registered investment companies**	14	$12,651,378,090	0	$0
Other pooled investment vehicles	8	$321,371,769	2	$48,254,415
Other accounts	2	$613,615,569	0	$0
John V. Schneider
Registered investment companies**	5	$1,684,453,291	0	$0
Other pooled investment vehicles	1	$ 32,317,376	0	$0
Other accounts	0	$0	0	$0

*
The information provided is as of September 30, 2019.

**
Does not include the Small Cap Growth Equity Fund.

Ownership of Securities:
As of September 30, 2019, the portfolio managers did not own any shares of the Small Cap Growth Equity Fund.
Conflicts of Interest:
Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. Each Fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Funds (“Investment Professionals”) generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Funds. The Investment Professionals make investment decisions for each account, including the relevant Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the relevant Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the relevant Fund.
The Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the relevant Fund, or make investment decisions that are similar to those made for the relevant Fund, both of which have the potential to adversely impact the relevant Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, an Investment Professional may purchase the same security for the relevant Fund and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the relevant Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Funds. Messrs. Angeli, Fitzpatrick, Kilbride, Mortimer, and Thomson also manage accounts, which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Investment Professionals are tied to revenues earned by Wellington Management, and where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.
Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with Wellington Management’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.
Compensation:
Wellington Management receives a fee based on the assets under management of each Fund as set forth in the Investment Subadvisory Agreements between Wellington Management and MML Advisers on behalf of each Fund. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to each Fund. The following information relates to the fiscal year ended September 30, 2019.
Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of each Fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Funds (“Investment Professionals”) includes a base salary and incentive components. The base salary for each Investment Professional who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP. The base salary for the other Investment Professionals is determined by the Investment Professionals’ experience and performance in their role as an Investment Professional. Base salaries for Wellington Management’s employees are reviewed annually and may be adjusted based on the recommendation of an Investment Professional’s manager, using guidelines established by Wellington Management’s Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm. Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Investment Professional and generally each other account managed by such Investment Professional. Each Investment Professional’s incentive payment relating to the relevant Fund is linked to the gross pre-tax performance of the portion of the Fund managed by the Investment Professional compared to the benchmark index and/or peer group identified below over one, three, and five year periods, with an emphasis on five year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by these Investment Professionals, including accounts with performance fees.
Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Messrs. Abularach, Angeli, Fitzpatrick, Kilbride, McCormack, Mortimer, and Pedersen are Partners.
Fund	Benchmark and/or Peer Group
Equity Opportunities Fund	Russell 1000 Index
Fundamental Growth Fund	Russell 1000 Growth Index
Small Cap Value Equity Fund	Russell 2500 Value Index
Small Cap Growth Equity Fund (portfolio managed by Mr. Fitzpatrick)	Russell 2000 Index
Small Cap Growth Equity Fund (portfolio managed by Messrs. Abularach, Angeli, Mortimer, and Schneider)	Russell 2000 Growth Index

Western Asset Management Company, LLC
Western Asset Management Company Limited
A team of investment professionals led by Chief Investment Officer S. Kenneth Leech, and portfolio managers John L. Bellows, Mark S. Lindbloom, Frederick R. Marki, and Julien A. Scholnick, manages the Strategic Bond Fund’s assets.
Mr. Leech is responsible for the strategic oversight of the investments and for supervising the operations of the various sector specialist teams dedicated to the specific asset classes. Messrs. Bellows, Lindbloom, Marki, and Scholnick are responsible for portfolio structure, including sector allocation, duration weighting, and term structure decisions.
Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
John L. Bellows
Registered investment companies**	18	$57,096,748,426	0	$0
Other pooled investment vehicles	16	$12,024,752,029	0	$0
Other accounts	177	$54,730,125,291	6	$3,779,041,499
S. Kenneth Leech
Registered investment companies**	97	$146,023,747,134	0	$0
Other pooled investment vehicles	234	$79,203,878,631	11	$2,178,435,231
Other accounts	632	$226,951,098,990	21	$11,726,276,021
Mark S. Lindbloom
Registered investment companies**	26	$67,234,715,976	0	$0
Other pooled investment vehicles	19	$13,996,614,109	0	$0
Other accounts	182	$56,372,556,756	8	$4,746,969,961
Frederick R. Marki
Registered investment companies**	20	$59,472,787,161	0	$0
Other pooled investment vehicles	21	$14,640,726,685	0	$0
Other accounts	189	$64,389,817,438	9	$6,451,216,686
Julien A. Scholnick
Registered investment companies**	16	$56,447,466,069	0	$0
Other pooled investment vehicles	15	$11,942,738,506	0	$0
Other accounts	169	$53,240,596,890	6	$3,779,041,499

*
The information provided is as of September 30, 2019.

**
Does not include the Strategic Bond Fund.

Ownership of Securities:
As of September 30, 2019, the portfolio managers did not own any shares of the Strategic Bond Fund.
Note:   The numbers above reflect the overall number of portfolios managed by Western Asset. Mr. Leech is involved in the management of all the Firm’s portfolios, but he is not solely responsible for particular portfolios. Western’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. The individuals that have been identified are responsible for overseeing implementation of the firm’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

Conflicts of Interest:
Western Asset has adopted compliance policies and procedures to address a wide range of potential conflicts of interest that could directly impact client portfolios. For example, potential conflicts of interest may arise in connection with the management of multiple portfolios (including portfolios managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a portfolio’s trades, investment opportunities, and broker selection. Portfolio managers are privy to the size, timing, and possible market impact of a portfolio’s trades.
It is possible that an investment opportunity may be suitable for both a portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a portfolio because the account pays a performance-based fee or the portfolio manager, Western Asset, or an affiliate has an interest in the account. Western Asset has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis to ensure that no conflict of interest occurs. Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.
With respect to securities transactions, Western Asset determines which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), Western Asset may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a portfolio or the other account(s) involved. Additionally, the management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. Western Asset’s team approach to portfolio management and block trading approach works to limit this potential risk.
Western Asset also maintains a gift and entertainment policy to address the potential for a business contact to give gifts or host entertainment events that may influence the business judgment of an employee. Employees are permitted to retain gifts of only a nominal value and are required to make reimbursement for entertainment events above a certain value. All gifts (except those of a de minimus value) and entertainment events that are given or sponsored by a business contact are required to be reported in a gift and entertainment log which is reviewed on a regular basis for possible issues.
Employees of Western Asset have access to transactions and holdings information regarding client accounts and Western Asset’s overall trading activities. This information represents a potential conflict of interest because employees may take advantage of this information as they trade in their personal accounts. Accordingly, Western Asset maintains a Code of Ethics that is compliant with Rule 17j-1 and Rule 204A-1 to address personal trading. In addition, the Code of Ethics seeks to establish broader principles of good conduct and fiduciary responsibility in all aspects of the Western Asset’s business. The Code of Ethics is administered by the Legal and Compliance Department and monitored through the Western Asset’s compliance monitoring program.
Western Asset may also face other potential conflicts of interest with respect to managing client assets, and the description above is not a complete description of every conflict of interest that could be deemed to exist. Western Asset also maintains a compliance monitoring program and engages independent auditors to conduct a SSAE 16/ISAE 3402 audit on an annual basis. These steps help to ensure that potential conflicts of interest have been addressed.
Compensation:
The discussion below describes the portfolio managers’ compensation as of September 30, 2019.
At Western Asset, one compensation methodology covers all products and functional areas, including portfolio managers. Western Asset’s philosophy is to reward its employees through total compensation. Total compensation is reflective of the external market value for skills, experience, ability to produce results, and the performance of one’s group and the firm as a whole.
Discretionary bonuses make up the variable component of total compensation. These are structured to reward sector specialists for contributions to the firm as well as relative performance of their specific portfolios/product and are determined by the professional’s job function and performance as measured by a formal review process.

For portfolio managers, the formal review process includes a thorough review of portfolios they were assigned to lead, or with which they were otherwise involved, and includes not only investment performance, but maintaining a detailed knowledge of client portfolio objectives and guidelines, monitoring of risks, and performance for adherence to these parameters, execution of asset allocation consistent with current firm and portfolio strategy, and communication with clients. In reviewing pre-tax investment performance, one-, three-, and five-year annualized returns are measured against appropriate market peer groups and to each fund’s benchmark index.

MASSMUTUAL SELECT FUNDS
This Prospectus describes the following Funds:
Fund Name	Class I	Class R5	Service Class	Administrative Class	Class A	Class R4	Class R3
MassMutual Select 20/80 Allocation Fund	MRCUX	MRCSX	MRCYX	MRCLX	MCTAX	MRCZX	MRCVX
MassMutual Select 40/60 Allocation Fund	MRMUX	MROSX	MRMYX	MRMLX	MRMAX	MRMZX	MRMTX
MassMutual Select 60/40 Allocation Fund	MROUX	MRSSX	MROYX	MRSLX	MOGAX	MROZX	MROTX
MassMutual Select 80/20 Allocation Fund	MRGUX	MRRSX	MRGYX	MRGLX	MRRAX	MRGZX	MRGVX
MassMutual RetireSMARTSM by JPMorgan In Retirement Fund	MDRVX	MDRTX	MDRSX	MDRYX	MRDAX	MDRZX	MDRNX
MassMutual RetireSMARTSM by JPMorgan 2020 Fund	MRTDX	MRTBX	MRTSX	MRTYX	MRTAX	MRTHX	MRTNX
MassMutual RetireSMARTSM by JPMorgan 2025 Fund	MMNUX	MMNTX	MMISX	MMIYX	MMSDX	MMNZX	MMNRX
MassMutual RetireSMARTSM by JPMorgan 2030 Fund	MRYUX	MRYTX	MRYSX	MRYYX	MRYAX	MRYZX	MRYNX
MassMutual RetireSMARTSM by JPMorgan 2035 Fund	MMXUX	MMXTX	MMXSX	MMXYX	MMXAX	MMXZX	MMXNX
MassMutual RetireSMARTSM by JPMorgan 2040 Fund	MRFUX	MRFTX	MFRSX	MRFYX	MRFAX	MRFZX	MFRNX
MassMutual RetireSMARTSM by JPMorgan 2045 Fund	MMKUX	MMKTX	MMKSX	MMKYX	MMKAX	MMKZX	MMKNX
MassMutual RetireSMARTSM by JPMorgan 2050 Fund	MMRUX	MMRTX	MMTSX	MMRYX	MMARX	MMRZX	MMRNX
MassMutual RetireSMARTSM by JPMorgan 2055 Fund	MMWZX	MMWUX	MMWSX	MMWYX	MMWAX	MMWEX	MMWTX
MassMutual RetireSMARTSM by JPMorgan 2060 Fund	MMWIX	MMWHX	MMWGX	MMWFX	MMWDX	MMWCX	MMWBX

Important Notice: Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund (or from your financial intermediary, such as a broker-dealer, bank, or retirement plan recordkeeper). Instead, the reports will be made available on the Fund’s website (http://www.massmutual.com/funds), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you would like to receive shareholder reports and other communications electronically from the Fund and are either a direct investor in the Fund or MassMutual serves as your retirement plan recordkeeper, please call (800) 767-1000 extension 43012 or send your request to enroll to RSProspectusFulfillment@massmutual.com. If you have invested in the Fund through another financial intermediary (such as a broker-dealer, bank, or retirement plan recordkeeper), you can request electronic delivery by contacting that financial intermediary.
Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest directly with the MassMutual Funds or MassMutual serves as your retirement plan recordkeeper, you can call (800) 767-1000 extension 43012 or send an email request to RSProspectusFulfillment@massmutual.com to inform the Funds or MassMutual that you wish to continue receiving paper copies of your shareholder reports. If you invest through a financial intermediary other than MassMutual, you can contact that financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the fund complex if you invest directly with a Fund.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any statement to the contrary is a crime.
PROSPECTUS
February 1, 2020
− 1 −

− 2 −

MassMutual Select 20/80 Allocation Fund (formerly known as MassMutual RetireSMARTSM Conservative Fund)
INVESTMENT OBJECTIVE
The Fund seeks to achieve as high a total return over time as is considered consistent with prudent investment risk, preservation of capital and recognition of the Fund’s stated asset allocation.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class beginning on page 173 of the Fund’s Prospectus or from your financial professional.
Shareholder Fees (fees paid directly from your investment)
	Class I	Class R5	Service Class	Adminis- trative Class	Class A	Class R4	Class R3
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	None	5.50%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class R5	Service Class	Adminis- trative Class	Class A	Class R4	Class R3
Management Fees	.00%	.00%	.00%	.00%	.00%	.00%	.00%
Distribution and Service (Rule 12b-1) Fees	None	None	None	None	.25%	.25%	.50%
Other Expenses	.12%	.22%	.32%	.42%	.42%	.32%	.32%
Acquired Fund Fees and Expenses	.43%	.43%	.43%	.43%	.43%	.43%	.43%
Total Annual Fund Operating Expenses(1)	.55%	.65%	.75%	.85%	1.10%	1.00%	1.25%
Expense Reimbursement	(.10%)	(.10%)	(.10%)	(.10%)	(.10%)	(.10%)	(.10%)
Total Annual Fund Operating Expenses after Expense Reimbursement(2)	.45%	.55%	.65%	.75%	1.00%	.90%	1.15%
(1)
Because Total Annual Fund Operating Expenses include Acquired Fund Fees and Expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in the Prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

(2)
The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund

(other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through January 31, 2021, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed .02%, .12%, .22%, .32%, .57%, .47%, and .72% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively. The Total Annual Fund Operating Expenses after Expense Reimbursement shown in the above table may exceed these amounts, because, as noted in the previous sentence, certain fees and expenses are excluded from the cap. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MML Advisers.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I	$46	$166	$297	$680
Class R5	$56	$198	$352	$801
Service Class	$66	$230	$407	$921
Administrative Class	$77	$261	$462	$1,040
Class A	$646	$871	$1,114	$1,808
Class R4	$92	$308	$543	$1,216
Class R3	$117	$387	$677	$1,502
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 39% of the average value of its portfolio.

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INVESTMENTS, RISKS, AND PERFORMANCE
Principal Investment Strategies
The Fund is a “fund of funds” and seeks to achieve its investment objective by investing in a combination of U.S. domestic and international mutual funds (“Underlying Funds”) using an asset allocation strategy. Underlying Funds will include a combination of MassMutual Select Funds and MassMutual Premier Funds (advised by MML Investment Advisers, LLC (“MML Advisers”), a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”)), and may also include Barings Funds (advised by Barings LLC (“Barings”), a wholly-owned, indirect subsidiary of MassMutual) and other, non-affiliated mutual funds. The Underlying Funds may invest in various asset classes, including equity securities, fixed income securities, and money market instruments. Underlying Funds may also invest some or all of their assets in commodities or commodities-related investments.
The Fund typically invests approximately 20% of its assets in equity and similar funds and approximately 80% in fixed income funds, including money market funds. Under normal circumstances, the Fund’s asset allocation between equity and fixed income funds is generally expected to vary by no more than plus or minus ten percentage points from this target asset allocation strategy. MML Advisers, the Fund’s investment adviser, will generally attempt to select Underlying Funds that it expects will provide an aggregate exposure to “junk” or “high yield” bonds (securities rated below investment grade by Moody’s or Standard & Poor’s, or unrated securities determined to be of comparable quality by the applicable adviser or subadviser), including securities in default, of not more than 10% of the Fund’s assets (although the Fund’s exposure may from time to time exceed that percentage). The Fund is designed for use as part of an overall investment strategy by an investor who is saving for, or is already in, retirement.
The Fund will normally invest most of its assets in Underlying Funds advised by MML Advisers or its affiliates; the Fund will normally invest no more than 30% of its assets in mutual funds not advised by MML Advisers or its affiliates (referred to here as “non-affiliated” funds). Non-affiliated funds may include actively managed funds, or they may be passively managed funds seeking to track the performance of a particular market index, which may be broad-based or relate to a particular sector, market, region, or industry. MML Advisers will select most of the Underlying Funds from among mutual funds advised by it or its affiliates even though they may have higher expense ratios or less favorable historical performance than non-affiliated funds, and MML Advisers will have no obligation to select the least expensive or best performing funds available to serve as Underlying Funds. These conflicts of interest may result in a portfolio of Underlying Funds that achieves a level of performance, or incurs higher fees, less favorable to the Fund than if MML Advisers did not consider such factors or was not subject to such conflicts of interest. There may be circumstances where MML Advisers’ possession of non-public information regarding an Underlying Fund will limit the ability of the Fund to buy or sell shares in that Underlying Fund when it might otherwise do so, which might adversely affect the investment performance of the Fund.
The table below shows the Fund’s expected approximate allocation, on or about February 1, 2020, among various asset classes and Underlying Funds. MML Advisers does not intend to trade actively among Underlying Funds or to attempt to capture short-term market opportunities as primary activities. MML Advisers may modify the asset allocation strategy or the selection of Underlying Funds at any time and from time to time, and may invest the Fund’s assets in additional or different Underlying Funds, including Funds that may be created in the future. At any given time, the Fund’s allocations to Underlying Funds may be affected by a variety of factors (such as, for example, whether an Underlying Fund is accepting additional investments). Actual allocations to Underlying Funds are available in the Fund’s shareholder reports and at http://www.massmutual.com/funds from time to time. A brief description of the Underlying Funds is included in Appendix D of the Statement of Additional Information (“SAI”).
Equity Funds	19.1%
— U.S. Large Cap Equity Funds
Select Fundamental Value (Boston Partners/Barrow Hanley)	1.1%
Select Diversified Value (T. Rowe Price/Brandywine Global)	1.2%
Select Equity Opportunities (T. Rowe Price/Wellington Management)	0.9%
MM Select Equity Asset (J.P. Morgan)	5.4%
Select Blue Chip Growth (T. Rowe Price/Loomis Sayles)	1.2%
Select Fundamental Growth (Wellington Management)	0.6%

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Select Growth Opportunities (Sands Capital/Jackson Square)	0.4%
— U.S. Small/Mid Cap Equity Funds
Select Mid-Cap Value (American Century)	0.6%
Vanguard Mid-Cap Index (Vanguard)	0.8%
Select Mid Cap Growth (T. Rowe Price/Frontier)	0.6%
Select Small Cap Value Equity (Wellington Management/Barrow Hanley)	0.5%
Vanguard Small-Cap Index (Vanguard)	0.5%
Select Small Cap Growth Equity (Wellington Management/Invesco)	0.2%
— REIT Funds
Invesco Oppenheimer Real Estate (Invesco)	0.3%
— International Equity Funds
Select Overseas (MFS/Harris)	1.6%
Premier International Equity (Invesco)	0.7%
Vanguard Developed Markets Index (Vanguard)	1.5%
— Emerging Markets Equity Funds
Premier Strategic Emerging Markets (Invesco)	0.5%
Vanguard Emerging Markets Stock Index (Vanguard)	0.5%
Fixed Income Funds	80.1%
— U.S. Fixed Income Funds
Premier Core Bond (Barings)	17.7%
Premier Short-Duration Bond (Barings)	13.6%
Vanguard Total Bond Market Index (Vanguard)	6.6%
Vanguard Long-Term Treasury Index (Vanguard)	1.2%
Select Total Return Bond (MetWest)	16.6%
Select Strategic Bond (Western Asset)	14.4%
— Inflation Managed Funds
Premier Inflation-Protected and Income (Barings)	4.1%
— High Yield Funds
Premier High Yield (Barings)	1.2%
Barings Global Floating Rate (Barings)	0.8%
— International Bond Funds
Invesco Oppenheimer International Bond
(Invesco)	3.9%
Other Funds	1.0%
— Commodities Funds
DFA Commodity Strategy (DFA)	1.0%
Note: Above allocations may not sum up to 100% due to rounding.
Through its investments in Underlying Funds, the Fund will be exposed to a wide range of securities and other instruments with differing characteristics (such as credit quality, duration, geography, industry, and market capitalization), which may include without limitation equity securities of small-, mid-, or large-capitalization U.S. or non-U.S. issuers, fixed income securities of U.S. or non-U.S. private or governmental issuers (including “junk” or “high yield” bonds, including securities in default), inflation-protected securities, bank loans, and short-term investments of any kind. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, real estate investment trusts (“REITs”), rights, and warrants. An Underlying Fund may engage in foreign currency exchange transactions, including forward contracts, options on currency, futures contracts, and swap contracts, to take long or short positions in foreign currencies in order to enhance its investment return or to attempt to protect against adverse changes in currency exchange rates. An Underlying Fund may be permitted to use a wide variety of additional exchange-traded and over-the-counter derivatives, including options, futures contracts, swap contracts (including interest rate swaps, total return swaps, and credit default swaps), and hybrid instruments. An Underlying Fund may typically use these derivatives for hedging purposes, as a substitute for direct investments, to earn additional income, to gain exposure to securities or markets in which it might not be able to invest directly, or to adjust various portfolio characteristics, including the duration (interest rate volatility) of the Fund’s portfolio of debt securities. Use of derivatives by an Underlying Fund may create investment leverage. An Underlying Fund may enter into repurchase agreement transactions. An Underlying Fund may invest in mortgage-backed or other asset-backed securities. An Underlying Fund may enter into dollar roll or reverse repurchase agreement transactions. The Fund will bear a pro rata share of the Underlying Funds’ expenses. The Fund also bears all of the risks associated with the investment strategies used by the Underlying Funds.
Principal Risks
The following are the Principal Risks of the Fund. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund. Although the descriptions below refer to the risks relating to investment activities of the Fund, many of the risks arise due to the investment activities of the Underlying Funds. Certain risks relating to instruments and strategies used in the management of the Fund are placed first. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Allocation Risk The allocation of investments among the Underlying Funds’ different investment

− 5 −

styles, such as equity or debt securities, or U.S. or non-U.S. securities, may have a more significant effect on the Fund’s net asset value when one of these investments is performing more poorly than the other. There is no assurance that allocation decisions will result in the desired effects. The limited universe of Underlying Funds and the requirement that a significant percentage of Fund assets be invested in mutual funds advised by MML Advisers or its affiliates as noted in “Principal Investment Strategies” may adversely affect Fund performance.
Risk of Investment in Other Funds or Pools The Fund is indirectly exposed to all of the risks of the Underlying Funds, including exchange-traded funds, in which it invests, including the risk that the Underlying Funds will not perform as expected. The Fund indirectly pays a portion of the expenses incurred by the Underlying Funds.
Bank Loans Risk Many of the risks associated with bank loans are similar to the risks of investing in below investment grade debt securities. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. Senior secured bank loans are typically supported by collateral; however the value of the collateral may be insufficient to cover the amount owed to the Fund, or the Fund may be prevented or delayed from realizing on the collateral. Some loans may be unsecured; unsecured loans generally present a greater risk of loss to the Fund if the issuer defaults. If the Fund relies on a third party to administer a loan, the Fund is subject to the risk that the third party will fail to perform its obligations. In addition, if the Fund holds only a participation interest in a loan made by a third party, the Fund’s receipt of payments on the loan will depend on the third party’s willingness and ability to make those payments to the Fund. The settlement time for certain loans is longer than the settlement time for many other types of investments, and the Fund may not receive the payment for a loan sold by it until well after the sale; that cash would be unavailable for payment of redemption proceeds or for reinvestment. Interests in some bank loans may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Fund believes to be a fair price.
Below Investment Grade Debt Securities Risk Below investment grade debt securities, commonly known as “junk” or “high yield” bonds, have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.
Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.
Commodities-Related Investments Risk Commodity prices (including precious metals) can be extremely volatile and exposure to commodities can cause the net asset value of the Fund’s shares to decline or fluctuate in a rapid and unpredictable manner. The values of physical commodities or commodity-linked derivative instruments may be affected by changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, international economic, political, and regulatory developments, or factors affecting a particular region, industry, or commodity. A liquid secondary market may not exist for certain commodity investments, which may make it difficult for the Fund to sell them at a desirable price or at the price at which it is carrying them.
Convertible Securities Risk Convertible securities are subject to the risks of both debt instruments and equity securities. The price of a convertible security may change in response to changes in price of the underlying equity security, the credit quality of the issuer, and interest rates. In general, the values of convertible securities tend to decline as interest rates rise and to rise when interest rates fall. A convertible security generally has less potential for gain or loss than the underlying equity security.
Credit Risk Credit risk is the risk that an issuer, guarantor, or liquidity provider of a fixed income security held by the Fund may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The Fund may also be exposed to the credit risk of its counterparty to repurchase agreements, reverse repurchase agreements, swap transactions, and other

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derivatives transactions, and to the counterparty’s ability or willingness to perform in accordance with the terms of the transaction. The value of such transactions to the Fund will depend on the willingness and ability of the counterparty to perform its obligations, including among other things the obligation to return collateral or margin to the Fund.
Defaulted and Distressed Securities Risk Because the issuer of such securities is in default and is likely to be in distressed financial condition, repayment of defaulted securities and obligations of distressed issuers (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring, or in bankruptcy or insolvency proceedings) is uncertain.
Derivatives Risk Derivatives can be highly volatile and involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect or benefit anticipated. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Many derivatives are traded in the over-the-counter market and not on exchanges.
Dollar Roll and Reverse Repurchase Agreement Transaction Risk These transactions generally create leverage and subject the Fund to the credit risk of the counterparty.
Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, or investor confidence, or announcements of economic, political, or financial information.
Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Certain events, such as market or economic developments, regulatory or government actions, natural disasters, terrorist attacks, war, and other geopolitical events can have a dramatic adverse effect on the debt market and the overall liquidity of the market for fixed income securities. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. Fixed income securities are subject to interest rate risk (the risk that the value of a fixed income security will fall when interest rates rise), extension risk (the risk that the average life of a security will be extended through a slowing of principal payments), prepayment risk (the risk that a security will be prepaid and the Fund will be required to reinvest at a less favorable rate), and credit risk.
Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, industry, political, regulatory, and other conditions. Political, social, diplomatic, and economic developments, U.S. and foreign government action such as the imposition of currency or capital blockages, controls, or tariffs, economic and trade sanctions or embargoes, security suspensions, entering or exiting trade or other intergovernmental agreements, or the expropriation or nationalization of assets in a particular country, can cause dramatic declines in certain or all securities with exposure to that country and other countries. In the event of nationalization, expropriation, or other confiscation, the Fund could lose its entire foreign investment in a particular country. There may be quotas or other limits on the ability of the Fund (or clients of the Fund’s investment adviser or subadviser) to invest or maintain investments in securities of issuers in certain countries. Enforcing legal rights can be more difficult, costly, and limited in certain foreign countries, and can be particularly difficult against foreign governments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by

− 7 −

changes in currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates. Frontier markets, a subset of emerging markets, generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to having abrupt changes in currency values, less mature markets and settlement practices, and lower trading volumes that could lead to greater price volatility and illiquidity. Non-U.S. transaction costs, such as brokerage commissions and custody costs may be higher than in the United States. In addition, foreign markets can react differently to market, economic, industry, political, regulatory, and other conditions than the U.S. market.
Geographic Focus Risk When the Fund focuses investments on a particular country, group of countries, or geographic region, its performance will be closely tied to the market, currency, economic, political, or regulatory conditions and developments in those countries or that region, and could be more volatile than the performance of more geographically diversified funds.
Growth Company Risk The prices of growth securities are often highly sensitive to market fluctuations because of their heavy dependence on future earnings or cash flow expectations, and can be more volatile than the market in general.
Index Funds Risk Certain Underlying Funds may attempt to track the performance of a specified index. Therefore, securities may be purchased, retained, and sold by the Underlying Fund at times when an actively managed fund would not do so. If the value of securities that are heavily weighted in the index change, you can expect a greater risk of loss than would be the case if the Underlying Fund were less invested in such securities.
Inflation Risk The value of assets or income from the Fund’s investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions.
Inflation-Linked Securities Risk Such securities may change in value in response to actual or anticipated changes in inflation rates in a manner unanticipated by the Fund’s portfolio manager or investors generally. Inflation-linked securities are subject to fixed income securities risks. When inflation is low, declining, or negative, the Fund’s performance could lag the performance of more conventional bond funds.
Large Company Risk Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund’s investments in large-capitalization stocks to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Liquidity Risk Certain securities may be difficult (or impossible) to sell or certain positions may be difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time. The Fund may not receive the proceeds from the sale of certain investments for an extended period.
Management Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses.
Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries,

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sectors, or issuers. Stock markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.
Mortgage- and Asset-Backed Securities Risk Investments in mortgage- and asset-backed securities subject the Fund to credit risk, interest rate risk, extension risk, and prepayment risk, among other risks. Mortgage-backed and asset-backed securities not issued by a government agency generally involve greater credit risk than securities issued by government agencies. Payment of principal and interest generally depends on the cash flows generated by the underlying assets and the terms of the security. The types of mortgages (for example, residential or commercial mortgages) underlying securities held by the Fund may differ and be affected differently by market factors. Investments that receive only the interest portion or the principal portion of payments on the underlying assets may be highly volatile. Litigation with respect to the representations and warranties given in connection with the issuance of mortgage-backed securities can be an important consideration in investing in such securities, and the outcome of any such litigation could significantly impact the value of the Fund’s mortgage-backed investments.
Preferred Stock Risk Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, changes in interest rates may adversely affect the value of a preferred stock that pays a fixed dividend.
Real Estate Risk; REIT Risk Real estate-related investments may decline in value as a result of factors affecting the real estate industry, such as the supply of real property in certain markets, changes in zoning laws, environmental regulations and other governmental action, delays in completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, losses due to natural disasters, and local and regional market conditions. Investments in REITs may be subject to risks similar to those associated with direct investment in real estate, as well as additional risks associated with equity investments. As a shareholder in a REIT, the Fund, and indirectly the Fund’s shareholders, would bear its ratable share of the REIT’s expenses and would at the same time continue to pay its own fees and expenses.
Repurchase Agreement Risk  These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.
Sector Risk The Fund may allocate more of its assets to particular industries or to particular economic, market, or industry sectors than to others. This could increase the volatility of the Fund’s portfolio, and the Fund’s performance may be more susceptible to developments affecting issuers in those industries or sectors than if the Fund invested more broadly.
Small and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of small and medium-sized companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Their shares can be less liquid than those of larger companies, especially during market declines. Small and medium-sized companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.
Sovereign Debt Obligations Risk Investments in debt securities issued by governments or by government agencies and instrumentalities involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. Many sovereign debt obligations may be rated below investment grade (“junk” or “high yield” bonds). Any restructuring of a sovereign debt obligation held by the Fund will likely have a significant adverse effect on the value of the obligation. In the event of default of sovereign debt, the Fund may be unable to pursue legal action against the sovereign issuer or to realize on collateral securing the debt.
U.S. Government Securities Risk Obligations of certain U.S. Government agencies and instrumentalities are not backed by the full faith and credit of the U.S. Government, and there can be no assurance that the U.S. Government would provide financial support to such agencies and instrumentalities.

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Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.
Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock the investment adviser or subadviser judges to be undervalued may actually be appropriately priced.
When-Issued, Delayed Delivery, TBA, and Forward Commitment Transaction Risk These transactions may create leverage and involve a risk of loss if the value of the securities declines prior to settlement.
Performance Information
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class R5 shares. The table shows how the Fund’s average annual returns for 1 and 5 years, and since inception, compare with those of a broad measure of market performance and additional indexes, including an index that provides a comparison relevant to the Fund’s allocation to equity investments (S&P 500® Index) and an index of funds with similar investment objectives (Lipper Balanced Fund Index). Average annual total returns for Class A shares of the Fund reflect any applicable sales charge. Performance for Class I, Class R4, and Class R3 shares of the Fund for periods prior to their inception date (04/01/14) is based on the performance of Class R5 shares, adjusted for Class R4 and Class R3 shares to reflect Class R4 and Class R3 expenses. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.
Annual Performance
Class R5 Shares*
*
The Fund previously showed Annual Performance for Class A
shares. The table above shows Annual Performance for Class R5 shares, consistent with the practice of the MassMutual Funds complex typically of showing the share class with the longest performance history (and, as among share classes with the same length performance history, the class with the lowest expense ratio, typically the class which is least impacted by distribution, shareholder servicing, and other expenses). Going forward, the Fund will show the performance of Class R5 shares, consistent with this practice. Because Class R5 shares have a lower expense ratio than Class A shares, Class R5 returns are higher than that of Class A.
Highest Quarter:	1Q '19,	5.79%	Lowest Quarter:	4Q '18,	–3.60%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class R5 only. After-tax returns for other classes will vary.
Average Annual Total Returns
(for the periods ended December 31, 2019)
		One Year	Five Years	Since Inception (06/20/11)
Class R5	Return Before Taxes	13.52%	4.39%	4.89%
	Return After Taxes on Distributions	11.74%	2.98%	3.30%
	Return After Taxes on Distributions and Sale of Fund Shares	8.44%	2.88%	3.31%
Class I	Return Before Taxes	13.63%	4.48%	4.93%
Service Class	Return Before Taxes	13.42%	4.27%	4.80%
Administrative Class	Return Before Taxes	13.33%	4.18%	4.70%
Class A	Return Before Taxes	6.79%	2.73%	3.74%
Class R4	Return Before Taxes	13.03%	4.02%	4.39%
Class R3	Return Before Taxes	12.85%	3.75%	4.06%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)		8.72%	3.05%	3.24%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)		31.49%	11.70%	13.91%

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	One Year	Five Years	Since Inception (06/20/11)
			Since 07/01/11
Lipper Balanced Fund Index (reflects no deduction for taxes)	19.44%	6.76%	7.60%
MANAGEMENT
Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)
Portfolio Manager(s):
Frederick (Rick) Schulitz, CFA, CAIA is Head of Asset Allocation and a portfolio manager at MML Advisers. He has managed the Fund since its inception (June 2011).
PURCHASE AND SALE OF FUND SHARES
Shares of the Fund are generally available to retirement plans, other institutional investors, and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone, or internet (available to certain customers).
TAX INFORMATION
The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains, unless you are an investor eligible for preferential tax treatment.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MML Advisers or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

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MassMutual Select 40/60 Allocation Fund (formerly known as MassMutual RetireSMARTSM Moderate Fund)
INVESTMENT OBJECTIVE
The Fund seeks to achieve as high a total return over time as is considered consistent with prudent investment risk, preservation of capital and recognition of the Fund’s stated asset allocation.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class beginning on page 173 of the Fund’s Prospectus or from your financial professional.
Shareholder Fees (fees paid directly from your investment)
	Class I	Class R5	Service Class	Adminis- trative Class	Class A	Class R4	Class R3
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	None	5.50%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class R5	Service Class	Adminis- trative Class	Class A	Class R4	Class R3
Management Fees	.00%	.00%	.00%	.00%	.00%	.00%	.00%
Distribution and Service (Rule 12b-1) Fees	None	None	None	None	.25%	.25%	.50%
Other Expenses	.10%	.20%	.30%	.40%	.40%	.30%	.30%
Acquired Fund Fees and Expenses	.46%	.46%	.46%	.46%	.46%	.46%	.46%
Total Annual Fund Operating Expenses(1)	.56%	.66%	.76%	.86%	1.11%	1.01%	1.26%
Expense Reimbursement	(.06%)	(.06%)	(.06%)	(.06%)	(.06%)	(.06%)	(.06%)
Total Annual Fund Operating Expenses after Expense Reimbursement(2)	.50%	.60%	.70%	.80%	1.05%	.95%	1.20%
(1)
Because Total Annual Fund Operating Expenses include Acquired Fund Fees and Expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in the Prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

(2)
The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund

(other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through January 31, 2021, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed .04%, .14%, .24%, .34%, .59%, .49%, and .74% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively. The Total Annual Fund Operating Expenses after Expense Reimbursement shown in the above table may exceed these amounts, because, as noted in the previous sentence, certain fees and expenses are excluded from the cap. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MML Advisers.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I	$51	$173	$307	$696
Class R5	$61	$205	$362	$817
Service Class	$72	$237	$416	$937
Administrative Class	$82	$268	$471	$1,055
Class A	$651	$878	$1,122	$1,822
Class R4	$97	$316	$552	$1,231
Class R3	$122	$394	$686	$1,517
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 43% of the average value of its portfolio.

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INVESTMENTS, RISKS, AND PERFORMANCE
Principal Investment Strategies
The Fund is a “fund of funds” and seeks to achieve its investment objective by investing in a combination of U.S. domestic and international mutual funds (“Underlying Funds”) using an asset allocation strategy. Underlying Funds will include a combination of MassMutual Select Funds and MassMutual Premier Funds (advised by MML Investment Advisers, LLC (“MML Advisers”), a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”)), and may also include Barings Funds (advised by Barings LLC (“Barings”), a wholly-owned, indirect subsidiary of MassMutual) and other, non-affiliated mutual funds. The Underlying Funds may invest in various asset classes, including equity securities, fixed income securities, and money market instruments. Underlying Funds may also invest some or all of their assets in commodities or commodities-related investments.
The Fund typically invests approximately 40% of its assets in equity and similar funds and approximately 60% in fixed income funds, including money market funds. Under normal circumstances, the Fund’s asset allocation between equity and fixed income funds is generally expected to vary by no more than plus or minus ten percentage points from this target asset allocation strategy. MML Advisers, the Fund’s investment adviser, will generally attempt to select Underlying Funds that it expects will provide an aggregate exposure to “junk” or “high yield” bonds (securities rated below investment grade by Moody’s or Standard & Poor’s, or unrated securities determined to be of comparable quality by the applicable adviser or subadviser), including securities in default, of not more than 10% of the Fund’s assets (although the Fund’s exposure may from time to time exceed that percentage). The Fund is designed for use as part of an overall investment strategy by an investor who is saving for, or is already in, retirement.
The Fund will normally invest most of its assets in Underlying Funds advised by MML Advisers or its affiliates; the Fund will normally invest no more than 30% of its assets in mutual funds not advised by MML Advisers or its affiliates (referred to here as “non-affiliated” funds). Non-affiliated funds may include actively managed funds, or they may be passively managed funds seeking to track the performance of a particular market index, which may be broad-based or relate to a particular sector, market, region, or industry. MML Advisers will select most of the Underlying Funds from among mutual funds advised by it or its affiliates even though they may have higher expense ratios or less favorable historical performance than non-affiliated funds, and MML Advisers will have no obligation to select the least expensive or best performing funds available to serve as Underlying Funds. These conflicts of interest may result in a portfolio of Underlying Funds that achieves a level of performance, or incurs higher fees, less favorable to the Fund than if MML Advisers did not consider such factors or was not subject to such conflicts of interest. There may be circumstances where MML Advisers’ possession of non-public information regarding an Underlying Fund will limit the ability of the Fund to buy or sell shares in that Underlying Fund when it might otherwise do so, which might adversely affect the investment performance of the Fund.
The table below shows the Fund’s expected approximate allocation, on or about February 1, 2020, among various asset classes and Underlying Funds. MML Advisers does not intend to trade actively among Underlying Funds or to attempt to capture short-term market opportunities as primary activities. MML Advisers may modify the asset allocation strategy or the selection of Underlying Funds at any time and from time to time, and may invest the Fund’s assets in additional or different Underlying Funds, including Funds that may be created in the future. At any given time, the Fund’s allocations to Underlying Funds may be affected by a variety of factors (such as, for example, whether an Underlying Fund is accepting additional investments). Actual allocations to Underlying Funds are available in the Fund’s shareholder reports and at http://www.massmutual.com/funds from time to time. A brief description of the Underlying Funds is included in Appendix D of the Statement of Additional Information (“SAI”).
Equity Funds	39.9%
— U.S. Large Cap Equity Funds
Select Fundamental Value (Boston Partners/Barrow Hanley)	2.2%
Select Diversified Value (T. Rowe Price/Brandywine Global)	2.4%
Select Equity Opportunities (T. Rowe Price/Wellington Management)	1.8%
MM Select Equity Asset (J.P. Morgan)	11.1%
Select Blue Chip Growth (T. Rowe Price/Loomis Sayles)	2.4%
Select Fundamental Growth (Wellington Management)	1.3%

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Select Growth Opportunities (Sands Capital/Jackson Square)	0.9%
— U.S. Small/Mid Cap Equity Funds
Select Mid-Cap Value (American Century)	1.3%
Vanguard Mid-Cap Index (Vanguard)	1.8%
Select Mid Cap Growth (T. Rowe Price/Frontier)	1.3%
Select Small Cap Value Equity (Wellington Management/Barrow Hanley)	1.1%
Vanguard Small-Cap Index (Vanguard)	1.1%
Select Small Cap Growth Equity (Wellington Management/Invesco)	0.6%
— REIT Funds
Invesco Oppenheimer Real Estate (Invesco)	0.6%
— International Equity Funds
Select Overseas (MFS/Harris)	3.4%
Premier International Equity (Invesco)	1.4%
Vanguard Developed Markets Index (Vanguard)	3.2%
— Emerging Markets Equity Funds
Premier Strategic Emerging Markets (Invesco)	1.0%
Vanguard Emerging Markets Stock Index (Vanguard)	1.0%
Fixed Income Funds	59.0%
— U.S. Fixed Income Funds
Premier Core Bond (Barings)	12.5%
Premier Short-Duration Bond (Barings)	10.0%
Vanguard Total Bond Market Index (Vanguard)	4.7%
Vanguard Long-Term Treasury Index (Vanguard)	0.9%
Select Total Return Bond (MetWest)	11.7%
Select Strategic Bond (Western Asset)	10.1%
— Inflation Managed Funds
Premier Inflation-Protected and Income (Barings)	3.0%
— High Yield Funds
Premier High Yield (Barings)	1.5%
Barings Global Floating Rate (Barings)	1.0%
— International Bond Funds
Invesco Oppenheimer International Bond (Invesco)	3.6%
Other Funds	1.0%
— Commodities Funds
DFA Commodity Strategy (DFA)	1.0%
Note: Above allocations may not sum up to 100% due to rounding.
Through its investments in Underlying Funds, the Fund will be exposed to a wide range of securities and other instruments with differing characteristics (such as credit quality, duration, geography, industry, and market capitalization), which may include without limitation equity securities of small-, mid-, or large-capitalization U.S. or non-U.S. issuers, fixed income securities of U.S. or non-U.S. private or governmental issuers (including “junk” or “high yield” bonds, including securities in default), inflation-protected securities, bank loans, and short-term investments of any kind. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, real estate investment trusts (“REITs”), rights, and warrants. An Underlying Fund may engage in foreign currency exchange transactions, including forward contracts, options on currency, futures contracts, and swap contracts, to take long or short positions in foreign currencies in order to enhance its investment return or to attempt to protect against adverse changes in currency exchange rates. An Underlying Fund may be permitted to use a wide variety of additional exchange-traded and over-the-counter derivatives, including options, futures contracts, swap contracts (including interest rate swaps, total return swaps, and credit default swaps), and hybrid instruments. An Underlying Fund may typically use these derivatives for hedging purposes, as a substitute for direct investments, to earn additional income, to gain exposure to securities or markets in which it might not be able to invest directly, or to adjust various portfolio characteristics, including the duration (interest rate volatility) of the Fund’s portfolio of debt securities. Use of derivatives by an Underlying Fund may create investment leverage. An Underlying Fund may enter into repurchase agreement transactions. An Underlying Fund may invest in mortgage-backed or other asset-backed securities. An Underlying Fund may enter into dollar roll or reverse repurchase agreement transactions. The Fund will bear a pro rata share of the Underlying Funds’ expenses. The Fund also bears all of the risks associated with the investment strategies used by the Underlying Funds.
Principal Risks
The following are the Principal Risks of the Fund. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund. Although the descriptions below refer to the risks relating to investment activities of the Fund, many of the risks arise due to the investment activities of the Underlying Funds. Certain risks relating to instruments and strategies used in the management of the Fund are placed first. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Allocation Risk The allocation of investments among the Underlying Funds’ different investment

− 14 −

styles, such as equity or debt securities, or U.S. or non-U.S. securities, may have a more significant effect on the Fund’s net asset value when one of these investments is performing more poorly than the other. There is no assurance that allocation decisions will result in the desired effects. The limited universe of Underlying Funds and the requirement that a significant percentage of Fund assets be invested in mutual funds advised by MML Advisers or its affiliates as noted in “Principal Investment Strategies” may adversely affect Fund performance.
Risk of Investment in Other Funds or Pools The Fund is indirectly exposed to all of the risks of the Underlying Funds, including exchange-traded funds, in which it invests, including the risk that the Underlying Funds will not perform as expected. The Fund indirectly pays a portion of the expenses incurred by the Underlying Funds.
Bank Loans Risk Many of the risks associated with bank loans are similar to the risks of investing in below investment grade debt securities. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. Senior secured bank loans are typically supported by collateral; however the value of the collateral may be insufficient to cover the amount owed to the Fund, or the Fund may be prevented or delayed from realizing on the collateral. Some loans may be unsecured; unsecured loans generally present a greater risk of loss to the Fund if the issuer defaults. If the Fund relies on a third party to administer a loan, the Fund is subject to the risk that the third party will fail to perform its obligations. In addition, if the Fund holds only a participation interest in a loan made by a third party, the Fund’s receipt of payments on the loan will depend on the third party’s willingness and ability to make those payments to the Fund. The settlement time for certain loans is longer than the settlement time for many other types of investments, and the Fund may not receive the payment for a loan sold by it until well after the sale; that cash would be unavailable for payment of redemption proceeds or for reinvestment. Interests in some bank loans may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Fund believes to be a fair price.
Below Investment Grade Debt Securities Risk Below investment grade debt securities, commonly known as “junk” or “high yield” bonds, have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.
Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.
Commodities-Related Investments Risk Commodity prices (including precious metals) can be extremely volatile and exposure to commodities can cause the net asset value of the Fund’s shares to decline or fluctuate in a rapid and unpredictable manner. The values of physical commodities or commodity-linked derivative instruments may be affected by changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, international economic, political, and regulatory developments, or factors affecting a particular region, industry, or commodity. A liquid secondary market may not exist for certain commodity investments, which may make it difficult for the Fund to sell them at a desirable price or at the price at which it is carrying them.
Convertible Securities Risk Convertible securities are subject to the risks of both debt instruments and equity securities. The price of a convertible security may change in response to changes in price of the underlying equity security, the credit quality of the issuer, and interest rates. In general, the values of convertible securities tend to decline as interest rates rise and to rise when interest rates fall. A convertible security generally has less potential for gain or loss than the underlying equity security.
Credit Risk Credit risk is the risk that an issuer, guarantor, or liquidity provider of a fixed income security held by the Fund may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The Fund may also be exposed to the credit risk of its counterparty to repurchase agreements, reverse repurchase agreements, swap transactions, and other

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derivatives transactions, and to the counterparty’s ability or willingness to perform in accordance with the terms of the transaction. The value of such transactions to the Fund will depend on the willingness and ability of the counterparty to perform its obligations, including among other things the obligation to return collateral or margin to the Fund.
Defaulted and Distressed Securities Risk Because the issuer of such securities is in default and is likely to be in distressed financial condition, repayment of defaulted securities and obligations of distressed issuers (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring, or in bankruptcy or insolvency proceedings) is uncertain.
Derivatives Risk Derivatives can be highly volatile and involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect or benefit anticipated. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Many derivatives are traded in the over-the-counter market and not on exchanges.
Dollar Roll and Reverse Repurchase Agreement Transaction Risk These transactions generally create leverage and subject the Fund to the credit risk of the counterparty.
Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, or investor confidence, or announcements of economic, political, or financial information.
Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Certain events, such as market or economic developments, regulatory or government actions, natural disasters, terrorist attacks, war, and other geopolitical events can have a dramatic adverse effect on the debt market and the overall liquidity of the market for fixed income securities. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. Fixed income securities are subject to interest rate risk (the risk that the value of a fixed income security will fall when interest rates rise), extension risk (the risk that the average life of a security will be extended through a slowing of principal payments), prepayment risk (the risk that a security will be prepaid and the Fund will be required to reinvest at a less favorable rate), and credit risk.
Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, industry, political, regulatory, and other conditions. Political, social, diplomatic, and economic developments, U.S. and foreign government action such as the imposition of currency or capital blockages, controls, or tariffs, economic and trade sanctions or embargoes, security suspensions, entering or exiting trade or other intergovernmental agreements, or the expropriation or nationalization of assets in a particular country, can cause dramatic declines in certain or all securities with exposure to that country and other countries. In the event of nationalization, expropriation, or other confiscation, the Fund could lose its entire foreign investment in a particular country. There may be quotas or other limits on the ability of the Fund (or clients of the Fund’s investment adviser or subadviser) to invest or maintain investments in securities of issuers in certain countries. Enforcing legal rights can be more difficult, costly, and limited in certain foreign countries, and can be particularly difficult against foreign governments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by

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changes in currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates. Frontier markets, a subset of emerging markets, generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to having abrupt changes in currency values, less mature markets and settlement practices, and lower trading volumes that could lead to greater price volatility and illiquidity. Non-U.S. transaction costs, such as brokerage commissions and custody costs may be higher than in the United States. In addition, foreign markets can react differently to market, economic, industry, political, regulatory, and other conditions than the U.S. market.
Geographic Focus Risk When the Fund focuses investments on a particular country, group of countries, or geographic region, its performance will be closely tied to the market, currency, economic, political, or regulatory conditions and developments in those countries or that region, and could be more volatile than the performance of more geographically diversified funds.
Growth Company Risk The prices of growth securities are often highly sensitive to market fluctuations because of their heavy dependence on future earnings or cash flow expectations, and can be more volatile than the market in general.
Index Funds Risk Certain Underlying Funds may attempt to track the performance of a specified index. Therefore, securities may be purchased, retained, and sold by the Underlying Fund at times when an actively managed fund would not do so. If the value of securities that are heavily weighted in the index change, you can expect a greater risk of loss than would be the case if the Underlying Fund were less invested in such securities.
Inflation Risk The value of assets or income from the Fund’s investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions.
Inflation-Linked Securities Risk Such securities may change in value in response to actual or anticipated changes in inflation rates in a manner unanticipated by the Fund’s portfolio manager or investors generally. Inflation-linked securities are subject to fixed income securities risks. When inflation is low, declining, or negative, the Fund’s performance could lag the performance of more conventional bond funds.
Large Company Risk Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund’s investments in large-capitalization stocks to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Liquidity Risk Certain securities may be difficult (or impossible) to sell or certain positions may be difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time. The Fund may not receive the proceeds from the sale of certain investments for an extended period.
Management Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses.
Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries,

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sectors, or issuers. Stock markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.
Mortgage- and Asset-Backed Securities Risk Investments in mortgage- and asset-backed securities subject the Fund to credit risk, interest rate risk, extension risk, and prepayment risk, among other risks. Mortgage-backed and asset-backed securities not issued by a government agency generally involve greater credit risk than securities issued by government agencies. Payment of principal and interest generally depends on the cash flows generated by the underlying assets and the terms of the security. The types of mortgages (for example, residential or commercial mortgages) underlying securities held by the Fund may differ and be affected differently by market factors. Investments that receive only the interest portion or the principal portion of payments on the underlying assets may be highly volatile. Litigation with respect to the representations and warranties given in connection with the issuance of mortgage-backed securities can be an important consideration in investing in such securities, and the outcome of any such litigation could significantly impact the value of the Fund’s mortgage-backed investments.
Preferred Stock Risk Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, changes in interest rates may adversely affect the value of a preferred stock that pays a fixed dividend.
Real Estate Risk; REIT Risk Real estate-related investments may decline in value as a result of factors affecting the real estate industry, such as the supply of real property in certain markets, changes in zoning laws, environmental regulations and other governmental action, delays in completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, losses due to natural disasters, and local and regional market conditions. Investments in REITs may be subject to risks similar to those associated with direct investment in real estate, as well as additional risks associated with equity investments. As a shareholder in a REIT, the Fund, and indirectly the Fund’s shareholders, would bear its ratable share of the REIT’s expenses and would at the same time continue to pay its own fees and expenses.
Repurchase Agreement Risk  These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.
Sector Risk The Fund may allocate more of its assets to particular industries or to particular economic, market, or industry sectors than to others. This could increase the volatility of the Fund’s portfolio, and the Fund’s performance may be more susceptible to developments affecting issuers in those industries or sectors than if the Fund invested more broadly.
Small and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of small and medium-sized companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Their shares can be less liquid than those of larger companies, especially during market declines. Small and medium-sized companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.
Sovereign Debt Obligations Risk Investments in debt securities issued by governments or by government agencies and instrumentalities involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. Many sovereign debt obligations may be rated below investment grade (“junk” or “high yield” bonds). Any restructuring of a sovereign debt obligation held by the Fund will likely have a significant adverse effect on the value of the obligation. In the event of default of sovereign debt, the Fund may be unable to pursue legal action against the sovereign issuer or to realize on collateral securing the debt.
U.S. Government Securities Risk Obligations of certain U.S. Government agencies and instrumentalities are not backed by the full faith and credit of the U.S. Government, and there can be no assurance that the U.S. Government would provide financial support to such agencies and instrumentalities.

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Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.
Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock the investment adviser or subadviser judges to be undervalued may actually be appropriately priced.
When-Issued, Delayed Delivery, TBA, and Forward Commitment Transaction Risk These transactions may create leverage and involve a risk of loss if the value of the securities declines prior to settlement.
Performance Information
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class R5 shares. The table shows how the Fund’s average annual returns for 1 and 5 years, and since inception, compare with those of a broad measure of market performance and additional indexes, including an index that provides a comparison relevant to the Fund’s allocation to fixed income investments (Bloomberg Barclays U.S. Aggregate Bond Index) and an index of funds with similar investment objectives (Lipper Balanced Fund Index). Average annual total returns for Class A shares of the Fund reflect any applicable sales charge. Performance for Class I, Class R4, and Class R3 shares of the Fund for periods prior to their inception date (04/01/14) is based on the performance of Class R5 shares, adjusted for Class R4 and Class R3 shares to reflect Class R4 and Class R3 expenses. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.
Annual Performance
Class R5 Shares*
*
The Fund previously showed Annual Performance for Class A
shares. The table above shows Annual Performance for Class R5 shares, consistent with the practice of the MassMutual Funds complex typically of showing the share class with the longest performance history (and, as among share classes with the same length performance history, the class with the lowest expense ratio, typically the class which is least impacted by distribution, shareholder servicing, and other expenses). Going forward, the Fund will show the performance of Class R5 shares, consistent with this practice. Because Class R5 shares have a lower expense ratio than Class A shares, Class R5 returns are higher than that of Class A.
Highest Quarter:	1Q '19,	9.20%	Lowest Quarter:	4Q '18,	–8.31%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class R5 only. After-tax returns for other classes will vary.
Average Annual Total Returns
(for the periods ended December 31, 2019)
		One Year	Five Years	Since Inception (06/20/11)
Class R5	Return Before Taxes	20.73%	6.17%	6.90%
	Return After Taxes on Distributions	17.77%	4.27%	4.90%
	Return After Taxes on Distributions and Sale of Fund Shares	14.01%	4.35%	5.01%
Class I	Return Before Taxes	20.80%	6.24%	6.95%
Service Class	Return Before Taxes	20.52%	6.03%	6.82%
Administrative Class	Return Before Taxes	20.36%	5.93%	6.71%
Class A	Return Before Taxes	13.42%	4.47%	5.74%
Class R4	Return Before Taxes	20.24%	5.78%	6.39%
Class R3	Return Before Taxes	19.90%	5.53%	6.05%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)		31.49%	11.70%	13.91%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)		8.72%	3.05%	3.24%

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	One Year	Five Years	Since Inception (06/20/11)
			Since 07/01/11
Lipper Balanced Fund Index (reflects no deduction for taxes)	19.44%	6.76%	7.60%
MANAGEMENT
Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)
Portfolio Manager(s):
Frederick (Rick) Schulitz, CFA, CAIA is Head of Asset Allocation and a portfolio manager at MML Advisers. He has managed the Fund since its inception (June 2011).
PURCHASE AND SALE OF FUND SHARES
Shares of the Fund are generally available to retirement plans, other institutional investors, and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone, or internet (available to certain customers).
TAX INFORMATION
The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains, unless you are an investor eligible for preferential tax treatment.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MML Advisers or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

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MassMutual Select 60/40 Allocation Fund (formerly known as MassMutual RetireSMARTSM Moderate Growth Fund)
INVESTMENT OBJECTIVE
The Fund seeks to achieve as high a total return over time as is considered consistent with prudent investment risk, preservation of capital and recognition of the Fund’s stated asset allocation.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class beginning on page 173 of the Fund’s Prospectus or from your financial professional.
Shareholder Fees (fees paid directly from your investment)
	Class I	Class R5	Service Class	Adminis- trative Class	Class A	Class R4	Class R3
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	None	5.50%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class R5	Service Class	Adminis- trative Class	Class A	Class R4	Class R3
Management Fees	.00%	.00%	.00%	.00%	.00%	.00%	.00%
Distribution and Service (Rule 12b-1) Fees	None	None	None	None	.25%	.25%	.50%
Other Expenses	.11%	.21%	.31%	.41%	.41%	.31%	.31%
Acquired Fund Fees and Expenses	.48%	.48%	.48%	.48%	.48%	.48%	.48%
Total Annual Fund Operating Expenses(1)	.59%	.69%	.79%	.89%	1.14%	1.04%	1.29%
Expense Reimbursement	(.07%)	(.07%)	(.07%)	(.07%)	(.07%)	(.07%)	(.07%)
Total Annual Fund Operating Expenses after Expense Reimbursement (2)	.52%	.62%	.72%	.82%	1.07%	.97%	1.22%
(1)
Because Total Annual Fund Operating Expenses include Acquired Fund Fees and Expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in the Prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

(2)
The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund

(other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through January 31, 2021, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed .04%, .14%, .24%, .34%, .59%, .49%, and .74% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively. The Total Annual Fund Operating Expenses after Expense Reimbursement shown in the above table may exceed these amounts, because, as noted in the previous sentence, certain fees and expenses are excluded from the cap. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MML Advisers.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I	$53	$182	$322	$731
Class R5	$63	$214	$377	$852
Service Class	$74	$245	$432	$971
Administrative Class	$84	$277	$486	$1,090
Class A	$653	$886	$1,137	$1,854
Class R4	$99	$324	$567	$1,265
Class R3	$124	$402	$701	$1,550
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 44% of the average value of its portfolio.

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INVESTMENTS, RISKS, AND PERFORMANCE
Principal Investment Strategies
The Fund is a “fund of funds” and seeks to achieve its investment objective by investing in a combination of U.S. domestic and international mutual funds (“Underlying Funds”) using an asset allocation strategy. Underlying Funds will include a combination of MassMutual Select Funds and MassMutual Premier Funds (advised by MML Investment Advisers, LLC (“MML Advisers”), a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”)), and may also include Barings Funds (advised by Barings LLC (“Barings”), a wholly-owned, indirect subsidiary of MassMutual) and other, non-affiliated mutual funds. The Underlying Funds may invest in various asset classes, including equity securities, fixed income securities, and money market instruments. Underlying Funds may also invest some or all of their assets in commodities or commodities-related investments.
The Fund typically invests approximately 60% of its assets in equity and similar funds and approximately 40% in fixed income funds, including money market funds. Under normal circumstances, the Fund’s asset allocation between equity and fixed income funds is generally expected to vary by no more than plus or minus ten percentage points from this target asset allocation strategy. MML Advisers, the Fund’s investment adviser, will generally attempt to select Underlying Funds that it expects will provide an aggregate exposure to “junk” or “high yield” bonds (securities rated below investment grade by Moody’s or Standard & Poor’s, or unrated securities determined to be of comparable quality by the applicable adviser or subadviser), including securities in default, of not more than 10% of the Fund’s assets (although the Fund’s exposure may from time to time exceed that percentage). The Fund is designed for use as part of an overall investment strategy by an investor who is saving for, or is already in, retirement.
The Fund will normally invest most of its assets in Underlying Funds advised by MML Advisers or its affiliates; the Fund will normally invest no more than 30% of its assets in mutual funds not advised by MML Advisers or its affiliates (referred to here as “non-affiliated” funds). Non-affiliated funds may include actively managed funds, or they may be passively managed funds seeking to track the performance of a particular market index, which may be broad-based or relate to a particular sector, market, region, or industry. MML Advisers will select most of the Underlying Funds from among mutual funds advised by it or its affiliates even though they may have higher expense ratios or less favorable historical performance than non-affiliated funds, and MML Advisers will have no obligation to select the least expensive or best performing funds available to serve as Underlying Funds. These conflicts of interest may result in a portfolio of Underlying Funds that achieves a level of performance, or incurs higher fees, less favorable to the Fund than if MML Advisers did not consider such factors or was not subject to such conflicts of interest. There may be circumstances where MML Advisers’ possession of non-public information regarding an Underlying Fund will limit the ability of the Fund to buy or sell shares in that Underlying Fund when it might otherwise do so, which might adversely affect the investment performance of the Fund.
The table below shows the Fund’s expected approximate allocation, on or about February 1, 2020, among various asset classes and Underlying Funds. MML Advisers does not intend to trade actively among Underlying Funds or to attempt to capture short-term market opportunities as primary activities. MML Advisers may modify the asset allocation strategy or the selection of Underlying Funds at any time and from time to time, and may invest the Fund’s assets in additional or different Underlying Funds, including Funds that may be created in the future. At any given time, the Fund’s allocations to Underlying Funds may be affected by a variety of factors (such as, for example, whether an Underlying Fund is accepting additional investments). Actual allocations to Underlying Funds are available in the Fund’s shareholder reports and at http://www.massmutual.com/funds from time to time. A brief description of the Underlying Funds is included in Appendix D of the Statement of Additional Information (“SAI”).
Equity Funds	61.1%
— U.S. Large Cap Equity Funds
Select Fundamental Value (Boston Partners/Barrow Hanley)	3.3%
Select Diversified Value (T. Rowe Price/Brandywine Global)	3.6%
Select Equity Opportunities (T. Rowe Price/Wellington Management)	2.6%
MM Select Equity Asset (J.P. Morgan)	16.3%
Select Blue Chip Growth (T. Rowe Price/Loomis Sayles)	3.6%
Select Fundamental Growth (Wellington Management)	2.0%

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Select Growth Opportunities (Sands Capital/Jackson Square)	1.3%
— U.S. Small/Mid Cap Equity Funds
Select Mid-Cap Value (American Century)	2.0%
Vanguard Mid-Cap Index (Vanguard)	2.7%
Select Mid Cap Growth (T. Rowe Price/Frontier)	2.0%
Select Small Cap Value Equity (Wellington Management/Barrow Hanley)	2.0%
Vanguard Small-Cap Index (Vanguard)	2.0%
Select Small Cap Growth Equity (Wellington Management/Invesco)	1.0%
— REIT Funds
Invesco Oppenheimer Real Estate (Invesco)	0.9%
— International Equity Funds
Select Overseas (MFS/Harris)	5.1%
Premier International Equity (Invesco)	2.2%
Vanguard Developed Markets Index (Vanguard)	4.9%
— Emerging Markets Equity Funds
Premier Strategic Emerging Markets (Invesco)	1.8%
Vanguard Emerging Markets Stock Index (Vanguard)	1.8%
Fixed Income Funds	38.1%
— U.S. Fixed Income Funds
Premier Core Bond (Barings)	7.6%
Premier Short-Duration Bond (Barings)	6.5%
Vanguard Total Bond Market Index (Vanguard)	2.9%
Vanguard Long-Term Treasury Index (Vanguard)	0.6%
Select Total Return Bond (MetWest)	7.1%
Select Strategic Bond (Western Asset)	6.2%
— Inflation Managed Funds
Premier Inflation-Protected and Income (Barings)	2.0%
— High Yield Funds
Premier High Yield (Barings)	1.5%
Barings Global Floating Rate (Barings)	1.0%
— International Bond Funds
Invesco Oppenheimer International Bond (Invesco)	2.7%
Other Funds	0.9%
— Commodities Funds
DFA Commodity Strategy (DFA)	0.9%
Note: Above allocations may not sum up to 100% due to rounding.
Through its investments in Underlying Funds, the Fund will be exposed to a wide range of securities and other instruments with differing characteristics (such as credit quality, duration, geography, industry, and market capitalization), which may include without limitation equity securities of small-, mid-, or large-capitalization U.S. or non-U.S. issuers, fixed income securities of U.S. or non-U.S. private or governmental issuers (including “junk” or “high yield” bonds, including securities in default), inflation-protected securities, bank loans, and short-term investments of any kind. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, real estate investment trusts (“REITs”), rights, and warrants. An Underlying Fund may engage in foreign currency exchange transactions, including forward contracts, options on currency, futures contracts, and swap contracts, to take long or short positions in foreign currencies in order to enhance its investment return or to attempt to protect against adverse changes in currency exchange rates. An Underlying Fund may be permitted to use a wide variety of additional exchange-traded and over-the-counter derivatives, including options, futures contracts, swap contracts (including interest rate swaps, total return swaps, and credit default swaps), and hybrid instruments. An Underlying Fund may typically use these derivatives for hedging purposes, as a substitute for direct investments, to earn additional income, to gain exposure to securities or markets in which it might not be able to invest directly, or to adjust various portfolio characteristics, including the duration (interest rate volatility) of the Fund’s portfolio of debt securities. Use of derivatives by an Underlying Fund may create investment leverage. An Underlying Fund may enter into repurchase agreement transactions. An Underlying Fund may invest in mortgage-backed or other asset-backed securities. An Underlying Fund may enter into dollar roll or reverse repurchase agreement transactions. The Fund will bear a pro rata share of the Underlying Funds’ expenses. The Fund also bears all of the risks associated with the investment strategies used by the Underlying Funds.
Principal Risks
The following are the Principal Risks of the Fund. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund. Although the descriptions below refer to the risks relating to investment activities of the Fund, many of the risks arise due to the investment activities of the Underlying Funds. Certain risks relating to instruments and strategies used in the management of the Fund are placed first. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Allocation Risk The allocation of investments among the Underlying Funds’ different investment

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styles, such as equity or debt securities, or U.S. or non-U.S. securities, may have a more significant effect on the Fund’s net asset value when one of these investments is performing more poorly than the other. There is no assurance that allocation decisions will result in the desired effects. The limited universe of Underlying Funds and the requirement that a significant percentage of Fund assets be invested in mutual funds advised by MML Advisers or its affiliates as noted in “Principal Investment Strategies” may adversely affect Fund performance.
Risk of Investment in Other Funds or Pools The Fund is indirectly exposed to all of the risks of the Underlying Funds, including exchange-traded funds, in which it invests, including the risk that the Underlying Funds will not perform as expected. The Fund indirectly pays a portion of the expenses incurred by the Underlying Funds.
Bank Loans Risk Many of the risks associated with bank loans are similar to the risks of investing in below investment grade debt securities. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. Senior secured bank loans are typically supported by collateral; however the value of the collateral may be insufficient to cover the amount owed to the Fund, or the Fund may be prevented or delayed from realizing on the collateral. Some loans may be unsecured; unsecured loans generally present a greater risk of loss to the Fund if the issuer defaults. If the Fund relies on a third party to administer a loan, the Fund is subject to the risk that the third party will fail to perform its obligations. In addition, if the Fund holds only a participation interest in a loan made by a third party, the Fund’s receipt of payments on the loan will depend on the third party’s willingness and ability to make those payments to the Fund. The settlement time for certain loans is longer than the settlement time for many other types of investments, and the Fund may not receive the payment for a loan sold by it until well after the sale; that cash would be unavailable for payment of redemption proceeds or for reinvestment. Interests in some bank loans may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Fund believes to be a fair price.
Below Investment Grade Debt Securities Risk Below investment grade debt securities, commonly known as “junk” or “high yield” bonds, have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.
Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.
Commodities-Related Investments Risk Commodity prices (including precious metals) can be extremely volatile and exposure to commodities can cause the net asset value of the Fund’s shares to decline or fluctuate in a rapid and unpredictable manner. The values of physical commodities or commodity-linked derivative instruments may be affected by changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, international economic, political, and regulatory developments, or factors affecting a particular region, industry, or commodity. A liquid secondary market may not exist for certain commodity investments, which may make it difficult for the Fund to sell them at a desirable price or at the price at which it is carrying them.
Convertible Securities Risk Convertible securities are subject to the risks of both debt instruments and equity securities. The price of a convertible security may change in response to changes in price of the underlying equity security, the credit quality of the issuer, and interest rates. In general, the values of convertible securities tend to decline as interest rates rise and to rise when interest rates fall. A convertible security generally has less potential for gain or loss than the underlying equity security.
Credit Risk Credit risk is the risk that an issuer, guarantor, or liquidity provider of a fixed income security held by the Fund may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The Fund may also be exposed to the credit risk of its counterparty to repurchase agreements, reverse repurchase agreements, swap transactions, and other

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derivatives transactions, and to the counterparty’s ability or willingness to perform in accordance with the terms of the transaction. The value of such transactions to the Fund will depend on the willingness and ability of the counterparty to perform its obligations, including among other things the obligation to return collateral or margin to the Fund.
Defaulted and Distressed Securities Risk Because the issuer of such securities is in default and is likely to be in distressed financial condition, repayment of defaulted securities and obligations of distressed issuers (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring, or in bankruptcy or insolvency proceedings) is uncertain.
Derivatives Risk Derivatives can be highly volatile and involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect or benefit anticipated. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Many derivatives are traded in the over-the-counter market and not on exchanges.
Dollar Roll and Reverse Repurchase Agreement Transaction Risk These transactions generally create leverage and subject the Fund to the credit risk of the counterparty.
Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, or investor confidence, or announcements of economic, political, or financial information.
Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Certain events, such as market or economic developments, regulatory or government actions, natural disasters, terrorist attacks, war, and other geopolitical events can have a dramatic adverse effect on the debt market and the overall liquidity of the market for fixed income securities. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. Fixed income securities are subject to interest rate risk (the risk that the value of a fixed income security will fall when interest rates rise), extension risk (the risk that the average life of a security will be extended through a slowing of principal payments), prepayment risk (the risk that a security will be prepaid and the Fund will be required to reinvest at a less favorable rate), and credit risk.
Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, industry, political, regulatory, and other conditions. Political, social, diplomatic, and economic developments, U.S. and foreign government action such as the imposition of currency or capital blockages, controls, or tariffs, economic and trade sanctions or embargoes, security suspensions, entering or exiting trade or other intergovernmental agreements, or the expropriation or nationalization of assets in a particular country, can cause dramatic declines in certain or all securities with exposure to that country and other countries. In the event of nationalization, expropriation, or other confiscation, the Fund could lose its entire foreign investment in a particular country. There may be quotas or other limits on the ability of the Fund (or clients of the Fund’s investment adviser or subadviser) to invest or maintain investments in securities of issuers in certain countries. Enforcing legal rights can be more difficult, costly, and limited in certain foreign countries, and can be particularly difficult against foreign governments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by

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changes in currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates. Frontier markets, a subset of emerging markets, generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to having abrupt changes in currency values, less mature markets and settlement practices, and lower trading volumes that could lead to greater price volatility and illiquidity. Non-U.S. transaction costs, such as brokerage commissions and custody costs may be higher than in the United States. In addition, foreign markets can react differently to market, economic, industry, political, regulatory, and other conditions than the U.S. market.
Geographic Focus Risk When the Fund focuses investments on a particular country, group of countries, or geographic region, its performance will be closely tied to the market, currency, economic, political, or regulatory conditions and developments in those countries or that region, and could be more volatile than the performance of more geographically diversified funds.
Growth Company Risk The prices of growth securities are often highly sensitive to market fluctuations because of their heavy dependence on future earnings or cash flow expectations, and can be more volatile than the market in general.
Index Funds Risk Certain Underlying Funds may attempt to track the performance of a specified index. Therefore, securities may be purchased, retained, and sold by the Underlying Fund at times when an actively managed fund would not do so. If the value of securities that are heavily weighted in the index change, you can expect a greater risk of loss than would be the case if the Underlying Fund were less invested in such securities.
Inflation Risk The value of assets or income from the Fund’s investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions.
Inflation-Linked Securities Risk Such securities may change in value in response to actual or anticipated changes in inflation rates in a manner unanticipated by the Fund’s portfolio manager or investors generally. Inflation-linked securities are subject to fixed income securities risks. When inflation is low, declining, or negative, the Fund’s performance could lag the performance of more conventional bond funds.
Large Company Risk Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund’s investments in large-capitalization stocks to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Liquidity Risk Certain securities may be difficult (or impossible) to sell or certain positions may be difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time. The Fund may not receive the proceeds from the sale of certain investments for an extended period.
Management Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses.
Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries,

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sectors, or issuers. Stock markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.
Mortgage- and Asset-Backed Securities Risk Investments in mortgage- and asset-backed securities subject the Fund to credit risk, interest rate risk, extension risk, and prepayment risk, among other risks. Mortgage-backed and asset-backed securities not issued by a government agency generally involve greater credit risk than securities issued by government agencies. Payment of principal and interest generally depends on the cash flows generated by the underlying assets and the terms of the security. The types of mortgages (for example, residential or commercial mortgages) underlying securities held by the Fund may differ and be affected differently by market factors. Investments that receive only the interest portion or the principal portion of payments on the underlying assets may be highly volatile. Litigation with respect to the representations and warranties given in connection with the issuance of mortgage-backed securities can be an important consideration in investing in such securities, and the outcome of any such litigation could significantly impact the value of the Fund’s mortgage-backed investments.
Preferred Stock Risk Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, changes in interest rates may adversely affect the value of a preferred stock that pays a fixed dividend.
Real Estate Risk; REIT Risk Real estate-related investments may decline in value as a result of factors affecting the real estate industry, such as the supply of real property in certain markets, changes in zoning laws, environmental regulations and other governmental action, delays in completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, losses due to natural disasters, and local and regional market conditions. Investments in REITs may be subject to risks similar to those associated with direct investment in real estate, as well as additional risks associated with equity investments. As a shareholder in a REIT, the Fund, and indirectly the Fund’s shareholders, would bear its ratable share of the REIT’s expenses and would at the same time continue to pay its own fees and expenses.
Repurchase Agreement Risk  These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.
Sector Risk The Fund may allocate more of its assets to particular industries or to particular economic, market, or industry sectors than to others. This could increase the volatility of the Fund’s portfolio, and the Fund’s performance may be more susceptible to developments affecting issuers in those industries or sectors than if the Fund invested more broadly.
Small and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of small and medium-sized companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Their shares can be less liquid than those of larger companies, especially during market declines. Small and medium-sized companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.
Sovereign Debt Obligations Risk Investments in debt securities issued by governments or by government agencies and instrumentalities involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. Many sovereign debt obligations may be rated below investment grade (“junk” or “high yield” bonds). Any restructuring of a sovereign debt obligation held by the Fund will likely have a significant adverse effect on the value of the obligation. In the event of default of sovereign debt, the Fund may be unable to pursue legal action against the sovereign issuer or to realize on collateral securing the debt.
U.S. Government Securities Risk Obligations of certain U.S. Government agencies and instrumentalities are not backed by the full faith and credit of the U.S. Government, and there can be no assurance that the U.S. Government would provide financial support to such agencies and instrumentalities.

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Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.
Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock the investment adviser or subadviser judges to be undervalued may actually be appropriately priced.
When-Issued, Delayed Delivery, TBA, and Forward Commitment Transaction Risk These transactions may create leverage and involve a risk of loss if the value of the securities declines prior to settlement.
Performance Information
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class R5 shares. The table shows how the Fund’s average annual returns for 1 and 5 years, and since inception, compare with those of a broad measure of market performance and additional indexes, including an index that provides a comparison relevant to the Fund’s allocation to fixed income investments (Bloomberg Barclays U.S. Aggregate Bond Index) and an index of funds with similar investment objectives (Lipper Balanced Fund Index). Average annual total returns for Class A shares of the Fund reflect any applicable sales charge. Performance for Class I, Class R4, and Class R3 shares of the Fund for periods prior to their inception date (04/01/14) is based on the performance of Class R5 shares, adjusted for Class R4 and Class R3 shares to reflect Class R4 and Class R3 expenses. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.
Annual Performance
Class R5 Shares*
*
The Fund previously showed Annual Performance for Class A
shares. The table above shows Annual Performance for Class R5 shares, consistent with the practice of the MassMutual Funds complex typically of showing the share class with the longest performance history (and, as among share classes with the same length performance history, the class with the lowest expense ratio, typically the class which is least impacted by distribution, shareholder servicing, and other expenses). Going forward, the Fund will show the performance of Class R5 shares, consistent with this practice. Because Class R5 shares have a lower expense ratio than Class A shares, Class R5 returns are higher than that of Class A.
Highest Quarter:	1Q '19,	11.24%	Lowest Quarter:	4Q '18,	–11.14%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class R5 only. After-tax returns for other classes will vary.
Average Annual Total Returns
(for the periods ended December 31, 2019)
		One Year	Five Years	Since Inception (06/20/11)
Class R5	Return Before Taxes	24.14%	7.42%	8.37%
	Return After Taxes on Distributions	20.48%	5.12%	6.10%
	Return After Taxes on Distributions and Sale of Fund Shares	16.69%	5.34%	6.26%
Class I	Return Before Taxes	24.27%	7.50%	8.43%
Service Class	Return Before Taxes	23.98%	7.29%	8.29%
Administrative Class	Return Before Taxes	23.80%	7.18%	8.19%
Class A	Return Before Taxes	16.76%	5.71%	7.20%
Class R4	Return Before Taxes	23.71%	7.03%	7.88%
Class R3	Return Before Taxes	23.31%	6.76%	7.73%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)		31.49%	11.70%	13.91%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)		8.72%	3.05%	3.24%

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	One Year	Five Years	Since Inception (06/20/11)
			Since 07/01/11
Lipper Balanced Fund Index (reflects no deduction for taxes)	19.44%	6.76%	7.60%
MANAGEMENT
Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)
Portfolio Manager(s):
Frederick (Rick) Schulitz, CFA, CAIA is Head of Asset Allocation and a portfolio manager at MML Advisers. He has managed the Fund since its inception (June 2011).
PURCHASE AND SALE OF FUND SHARES
Shares of the Fund are generally available to retirement plans, other institutional investors, and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone, or internet (available to certain customers).
TAX INFORMATION
The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains, unless you are an investor eligible for preferential tax treatment.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MML Advisers or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

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MassMutual Select 80/20 Allocation Fund(formerly known as MassMutual RetireSMARTSM Growth Fund)
INVESTMENT OBJECTIVE
The Fund seeks to achieve as high a total return over time as is considered consistent with prudent investment risk, preservation of capital and recognition of the Fund’s stated asset allocation.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class beginning on page 173 of the Fund’s Prospectus or from your financial professional.
Shareholder Fees (fees paid directly from your investment)
	Class I	Class R5	Service Class	Adminis- trative Class	Class A	Class R4	Class R3
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	None	5.50%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class R5	Service Class	Adminis- trative Class	Class A	Class R4	Class R3
Management Fees	.00%	.00%	.00%	.00%	.00%	.00%	.00%
Distribution and Service (Rule 12b-1) Fees	None	None	None	None	.25%	.25%	.50%
Other Expenses	.20%	.30%	.40%	.50%	.50%	.40%	.40%
Acquired Fund Fees and Expenses	.50%	.50%	.50%	.50%	.50%	.50%	.50%
Total Annual Fund Operating Expenses(1)	.70%	.80%	.90%	1.00%	1.25%	1.15%	1.40%
Expense Reimbursement	(.13%)	(.13%)	(.13%)	(.13%)	(.13%)	(.13%)	(.13%)
Total Annual Fund Operating Expenses after Expense Reimbursement(2)	.57%	.67%	.77%	.87%	1.12%	1.02%	1.27%
(1)
Because Total Annual Fund Operating Expenses include Acquired Fund Fees and Expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in the Prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

(2)
The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund

(other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through January 31, 2021, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed .07%, .17%, .27%, .37%, .62%, .52%, and .77% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively. The Total Annual Fund Operating Expenses after Expense Reimbursement shown in the above table may exceed these amounts, because, as noted in the previous sentence, certain fees and expenses are excluded from the cap. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MML Advisers.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I	$58	$211	$377	$858
Class R5	$68	$242	$431	$978
Service Class	$79	$274	$486	$1,096
Administrative Class	$89	$305	$540	$1,213
Class A	$658	$913	$1,187	$1,967
Class R4	$104	$352	$620	$1,386
Class R3	$129	$430	$753	$1,668
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 38% of the average value of its portfolio.

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INVESTMENTS, RISKS, AND PERFORMANCE
Principal Investment Strategies
The Fund is a “fund of funds” and seeks to achieve its investment objective by investing in a combination of U.S. domestic and international mutual funds (“Underlying Funds”) using an asset allocation strategy. Underlying Funds will include a combination of MassMutual Select Funds and MassMutual Premier Funds (advised by MML Investment Advisers, LLC (“MML Advisers”), a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”)), and may also include Barings Funds (advised by Barings LLC (“Barings”), a wholly-owned, indirect subsidiary of MassMutual and other, non-affiliated mutual funds. The Underlying Funds may invest in various asset classes, including equity securities, fixed income securities, and money market instruments. Underlying Funds may also invest some or all of their assets in commodities or commodities-related investments.
The Fund typically invests approximately 80% of its assets in equity and similar funds and approximately 20% in fixed income funds, including money market funds. Under normal circumstances, the Fund’s asset allocation between equity and fixed income funds is generally expected to vary by no more than plus or minus ten percentage points from this target asset allocation strategy. The Fund is designed for use as part of an overall investment strategy by an investor who is saving for, or is already in, retirement.
The Fund will normally invest most of its assets in Underlying Funds advised by MML Advisers, the Fund’s investment adviser, or its affiliates; the Fund will normally invest no more than 30% of its assets in mutual funds not advised by MML Advisers or its affiliates (referred to here as “non-affiliated” funds). Non-affiliated funds may include actively managed funds, or they may be passively managed funds seeking to track the performance of a particular market index, which may be broad-based or relate to a particular sector, market, region, or industry. MML Advisers will select most of the Underlying Funds from among mutual funds advised by it or its affiliates even though they may have higher expense ratios or less favorable historical performance than non-affiliated funds, and MML Advisers will have no obligation to select the least expensive or best performing funds available to serve as Underlying Funds. These conflicts of interest may result in a portfolio of Underlying Funds that achieves a level of performance, or incurs higher fees, less favorable to the Fund than if MML Advisers did not consider such factors or was not subject to such conflicts of interest. There may be circumstances where MML Advisers’ possession of non-public information regarding an Underlying Fund will limit the ability of the Fund to buy or sell shares in that Underlying Fund when it might otherwise do so, which might adversely affect the investment performance of the Fund.
The table below shows the Fund’s expected approximate allocation, on or about February 1, 2020, among various asset classes and Underlying Funds. MML Advisers does not intend to trade actively among Underlying Funds or to attempt to capture short-term market opportunities as primary activities. MML Advisers may modify the asset allocation strategy or the selection of Underlying Funds at any time and from time to time, and may invest the Fund’s assets in additional or different Underlying Funds, including Funds that may be created in the future. At any given time, the Fund’s allocations to Underlying Funds may be affected by a variety of factors (such as, for example, whether an Underlying Fund is accepting additional investments). Actual allocations to Underlying Funds are available in the Fund’s shareholder reports and at http://www.massmutual.com/funds from time to time. A brief description of the Underlying Funds is included in Appendix D of the Statement of Additional Information (“SAI”).
Equity Funds	75.1%
— U.S. Large Cap Equity Funds
Select Fundamental Value (Boston Partners/Barrow Hanley)	4.0%
Select Diversified Value (T. Rowe Price/Brandywine Global)	4.4%
Select Equity Opportunities (T. Rowe Price/Wellington Management)	3.2%
MM Select Equity Asset (J.P. Morgan)	20.1%
Select Blue Chip Growth (T. Rowe Price/Loomis Sayles)	4.4%
Select Fundamental Growth (Wellington Management)	2.4%
Select Growth Opportunities (Sands Capital/Jackson Square)	1.6%
— U.S. Small/Mid Cap Equity Funds
Select Mid-Cap Value (American Century)	2.5%
Vanguard Mid-Cap Index (Vanguard)	3.3%
Select Mid Cap Growth (T. Rowe Price/Frontier)	2.5%
Select Small Cap Value Equity (Wellington Management/Barrow Hanley)	2.4%
Vanguard Small-Cap Index (Vanguard)	2.4%
Select Small Cap Growth Equity (Wellington Management/Invesco)	1.2%

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— REIT Funds
Invesco Oppenheimer Real Estate (Invesco)	1.1%
— International Equity Funds
Select Overseas (MFS/Harris)	6.3%
Premier International Equity (Invesco)	2.7%
Vanguard Developed Markets Index (Vanguard)	6.0%
— Emerging Markets Equity Funds
Premier Strategic Emerging Markets (Invesco)	2.3%
Vanguard Emerging Markets Stock Index (Vanguard)	2.3%
Fixed Income Funds	24.2%
— U.S. Fixed Income Funds
Premier Core Bond (Barings)	3.5%
Premier Short-Duration Bond (Barings)	4.1%
Vanguard Total Bond Market Index (Vanguard)	1.3%
Vanguard Long-Term Treasury Index (Vanguard)	0.4%
Select Total Return Bond (MetWest)	3.3%
Select Strategic Bond (Western Asset)	2.8%
— Inflation Managed Funds
Premier Inflation-Protected and Income (Barings)	1.3%
— High Yield Funds
Premier High Yield (Barings)	3.0%
Barings Global Floating Rate (Barings)	2.0%
— International Bond Funds
Invesco Oppenheimer International Bond (Invesco)	2.5%
Other Funds	0.9%
— Commodities Funds
DFA Commodity Strategy (DFA)	0.9%
Note: Above allocations may not sum up to 100% due to rounding.
Through its investments in Underlying Funds, the Fund will be exposed to a wide range of securities and other instruments with differing characteristics (such as credit quality, duration, geography, industry, and market capitalization), which may include without limitation equity securities of small-, mid-, or large-capitalization U.S. or non-U.S. issuers, fixed income securities of U.S. or non-U.S. private or governmental issuers (including “junk” or “high yield” bonds, including securities in default), inflation-protected securities, bank loans, and short-term investments of any kind. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, real estate investment trusts (“REITs”), rights, and warrants. An Underlying Fund may engage in foreign currency exchange transactions, including forward contracts, options on currency, futures contracts, and swap contracts, to take long or short positions in foreign currencies in order to enhance its investment return or to attempt to protect against adverse changes in currency exchange rates. An Underlying Fund may be permitted to use a wide variety of additional exchange-traded and over-the-counter derivatives, including options, futures contracts, swap contracts (including interest rate swaps, total return swaps, and credit default swaps), and hybrid instruments. An Underlying Fund may typically use these derivatives for hedging purposes, as a substitute for direct investments, to earn additional income, to gain exposure to securities or markets in which it might not be able to invest directly, or to adjust various portfolio characteristics, including the duration (interest rate volatility) of the Fund’s portfolio of debt securities. Use of derivatives by an Underlying Fund may create investment leverage. An Underlying Fund may enter into repurchase agreement transactions. An Underlying Fund may invest in mortgage-backed or other asset-backed securities. An Underlying Fund may enter into dollar roll or reverse repurchase agreement transactions. The Fund will bear a pro rata share of the Underlying Funds’ expenses. The Fund also bears all of the risks associated with the investment strategies used by the Underlying Funds.
Principal Risks
The following are the Principal Risks of the Fund. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund. Although the descriptions below refer to the risks relating to investment activities of the Fund, many of the risks arise due to the investment activities of the Underlying Funds. Certain risks relating to instruments and strategies used in the management of the Fund are placed first. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Allocation Risk The allocation of investments among the Underlying Funds’ different investment styles, such as equity or debt securities, or U.S. or non-U.S. securities, may have a more significant effect on the Fund’s net asset value when one of these investments is performing more poorly than the other. There is no assurance that allocation decisions will result in the desired effects. The limited universe of Underlying Funds and the requirement that a significant percentage of Fund assets be invested in mutual funds advised by MML Advisers or its affiliates as noted in

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“Principal Investment Strategies” may adversely affect Fund performance.
Risk of Investment in Other Funds or Pools The Fund is indirectly exposed to all of the risks of the Underlying Funds, including exchange-traded funds, in which it invests, including the risk that the Underlying Funds will not perform as expected. The Fund indirectly pays a portion of the expenses incurred by the Underlying Funds.
Bank Loans Risk Many of the risks associated with bank loans are similar to the risks of investing in below investment grade debt securities. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. Senior secured bank loans are typically supported by collateral; however the value of the collateral may be insufficient to cover the amount owed to the Fund, or the Fund may be prevented or delayed from realizing on the collateral. Some loans may be unsecured; unsecured loans generally present a greater risk of loss to the Fund if the issuer defaults. If the Fund relies on a third party to administer a loan, the Fund is subject to the risk that the third party will fail to perform its obligations. In addition, if the Fund holds only a participation interest in a loan made by a third party, the Fund’s receipt of payments on the loan will depend on the third party’s willingness and ability to make those payments to the Fund. The settlement time for certain loans is longer than the settlement time for many other types of investments, and the Fund may not receive the payment for a loan sold by it until well after the sale; that cash would be unavailable for payment of redemption proceeds or for reinvestment. Interests in some bank loans may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Fund believes to be a fair price.
Below Investment Grade Debt Securities Risk Below investment grade debt securities, commonly known as “junk” or “high yield” bonds, have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.
Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.
Commodities-Related Investments Risk Commodity prices (including precious metals) can be extremely volatile and exposure to commodities can cause the net asset value of the Fund’s shares to decline or fluctuate in a rapid and unpredictable manner. The values of physical commodities or commodity-linked derivative instruments may be affected by changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, international economic, political, and regulatory developments, or factors affecting a particular region, industry, or commodity. A liquid secondary market may not exist for certain commodity investments, which may make it difficult for the Fund to sell them at a desirable price or at the price at which it is carrying them.
Convertible Securities Risk Convertible securities are subject to the risks of both debt instruments and equity securities. The price of a convertible security may change in response to changes in price of the underlying equity security, the credit quality of the issuer, and interest rates. In general, the values of convertible securities tend to decline as interest rates rise and to rise when interest rates fall. A convertible security generally has less potential for gain or loss than the underlying equity security.
Credit Risk Credit risk is the risk that an issuer, guarantor, or liquidity provider of a fixed income security held by the Fund may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The Fund may also be exposed to the credit risk of its counterparty to repurchase agreements, reverse repurchase agreements, swap transactions, and other derivatives transactions, and to the counterparty’s ability or willingness to perform in accordance with the terms of the transaction. The value of such transactions to the Fund will depend on the willingness and ability of the counterparty to perform its obligations, including among other things the obligation to return collateral or margin to the Fund.
Defaulted and Distressed Securities Risk Because the issuer of such securities is in default and is

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likely to be in distressed financial condition, repayment of defaulted securities and obligations of distressed issuers (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring, or in bankruptcy or insolvency proceedings) is uncertain.
Derivatives Risk Derivatives can be highly volatile and involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect or benefit anticipated. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Many derivatives are traded in the over-the-counter market and not on exchanges.
Dollar Roll and Reverse Repurchase Agreement Transaction Risk These transactions generally create leverage and subject the Fund to the credit risk of the counterparty.
Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, or investor confidence, or announcements of economic, political, or financial information.
Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Certain events, such as market or economic developments, regulatory or government actions, natural disasters, terrorist attacks, war, and other geopolitical events can have a dramatic adverse effect on the debt market and the overall liquidity of the market for fixed income securities. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. Fixed income securities are subject to interest rate risk (the risk that the value of a fixed income security will fall when interest rates rise), extension risk (the risk that the average life of a security will be extended through a slowing of principal payments), prepayment risk (the risk that a security will be prepaid and the Fund will be required to reinvest at a less favorable rate), and credit risk.
Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, industry, political, regulatory, and other conditions. Political, social, diplomatic, and economic developments, U.S. and foreign government action such as the imposition of currency or capital blockages, controls, or tariffs, economic and trade sanctions or embargoes, security suspensions, entering or exiting trade or other intergovernmental agreements, or the expropriation or nationalization of assets in a particular country, can cause dramatic declines in certain or all securities with exposure to that country and other countries. In the event of nationalization, expropriation, or other confiscation, the Fund could lose its entire foreign investment in a particular country. There may be quotas or other limits on the ability of the Fund (or clients of the Fund’s investment adviser or subadviser) to invest or maintain investments in securities of issuers in certain countries. Enforcing legal rights can be more difficult, costly, and limited in certain foreign countries, and can be particularly difficult against foreign governments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by changes in currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in

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the U.S. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates. Frontier markets, a subset of emerging markets, generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to having abrupt changes in currency values, less mature markets and settlement practices, and lower trading volumes that could lead to greater price volatility and illiquidity. Non-U.S. transaction costs, such as brokerage commissions and custody costs may be higher than in the United States. In addition, foreign markets can react differently to market, economic, industry, political, regulatory, and other conditions than the U.S. market.
Geographic Focus Risk When the Fund focuses investments on a particular country, group of countries, or geographic region, its performance will be closely tied to the market, currency, economic, political, or regulatory conditions and developments in those countries or that region, and could be more volatile than the performance of more geographically diversified funds.
Growth Company Risk The prices of growth securities are often highly sensitive to market fluctuations because of their heavy dependence on future earnings or cash flow expectations, and can be more volatile than the market in general.
Index Funds Risk Certain Underlying Funds may attempt to track the performance of a specified index. Therefore, securities may be purchased, retained, and sold by the Underlying Fund at times when an actively managed fund would not do so. If the value of securities that are heavily weighted in the index change, you can expect a greater risk of loss than would be the case if the Underlying Fund were less invested in such securities.
Inflation Risk The value of assets or income from the Fund’s investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions.
Inflation-Linked Securities Risk Such securities may change in value in response to actual or anticipated changes in inflation rates in a manner unanticipated by the Fund’s portfolio manager or investors generally. Inflation-linked securities are subject to fixed income securities risks. When inflation is low, declining, or negative, the Fund’s performance could lag the performance of more conventional bond funds.
Large Company Risk Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund’s investments in large-capitalization stocks to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Liquidity Risk Certain securities may be difficult (or impossible) to sell or certain positions may be difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time. The Fund may not receive the proceeds from the sale of certain investments for an extended period.
Management Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses.
Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.

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Mortgage- and Asset-Backed Securities Risk Investments in mortgage- and asset-backed securities subject the Fund to credit risk, interest rate risk, extension risk, and prepayment risk, among other risks. Mortgage-backed and asset-backed securities not issued by a government agency generally involve greater credit risk than securities issued by government agencies. Payment of principal and interest generally depends on the cash flows generated by the underlying assets and the terms of the security. The types of mortgages (for example, residential or commercial mortgages) underlying securities held by the Fund may differ and be affected differently by market factors. Investments that receive only the interest portion or the principal portion of payments on the underlying assets may be highly volatile. Litigation with respect to the representations and warranties given in connection with the issuance of mortgage-backed securities can be an important consideration in investing in such securities, and the outcome of any such litigation could significantly impact the value of the Fund’s mortgage-backed investments.
Preferred Stock Risk Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, changes in interest rates may adversely affect the value of a preferred stock that pays a fixed dividend.
Real Estate Risk; REIT Risk Real estate-related investments may decline in value as a result of factors affecting the real estate industry, such as the supply of real property in certain markets, changes in zoning laws, environmental regulations and other governmental action, delays in completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, losses due to natural disasters, and local and regional market conditions. Investments in REITs may be subject to risks similar to those associated with direct investment in real estate, as well as additional risks associated with equity investments. As a shareholder in a REIT, the Fund, and indirectly the Fund’s shareholders, would bear its ratable share of the REIT’s expenses and would at the same time continue to pay its own fees and expenses.
Repurchase Agreement Risk  These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.
Sector Risk The Fund may allocate more of its assets to particular industries or to particular economic, market, or industry sectors than to others. This could increase the volatility of the Fund’s portfolio, and the Fund’s performance may be more susceptible to developments affecting issuers in those industries or sectors than if the Fund invested more broadly.
Small and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of small and medium-sized companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Their shares can be less liquid than those of larger companies, especially during market declines. Small and medium-sized companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.
Sovereign Debt Obligations Risk Investments in debt securities issued by governments or by government agencies and instrumentalities involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. Many sovereign debt obligations may be rated below investment grade (“junk” or “high yield” bonds). Any restructuring of a sovereign debt obligation held by the Fund will likely have a significant adverse effect on the value of the obligation. In the event of default of sovereign debt, the Fund may be unable to pursue legal action against the sovereign issuer or to realize on collateral securing the debt.
U.S. Government Securities Risk Obligations of certain U.S. Government agencies and instrumentalities are not backed by the full faith and credit of the U.S. Government, and there can be no assurance that the U.S. Government would provide financial support to such agencies and instrumentalities.
Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.
Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock the investment adviser or subadviser judges to be undervalued may actually be appropriately priced.

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When-Issued, Delayed Delivery, TBA, and Forward Commitment Transaction Risk These transactions may create leverage and involve a risk of loss if the value of the securities declines prior to settlement.
Performance Information
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class R5 shares. The table shows how the Fund’s average annual returns for 1 and 5 years, and since inception, compare with those of a broad measure of market performance and additional indexes, including an index that provides a comparison relevant to the Fund’s allocation to fixed income investments (Bloomberg Barclays U.S. Aggregate Bond Index) and an index of funds with similar investment objectives (Lipper Balanced Fund Index). Average annual total returns for Class A shares of the Fund reflect any applicable sales charge. Performance for Class I, Class R4, and Class R3 shares of the Fund for periods prior to their inception date (04/01/14) is based on the performance of Class R5 shares, adjusted for Class R4 and Class R3 shares to reflect Class R4 and Class R3 expenses. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.
Annual Performance
Class R5 Shares*
*
The Fund previously showed Annual Performance for Class A shares. The table above shows Annual Performance for Class R5 shares, consistent with the practice of the MassMutual Funds complex typically of showing the share class with the longest performance history (and, as among share classes with the same length performance history, the class with the lowest expense ratio, typically the class which is least impacted by distribution, shareholder servicing, and other expenses). Going forward, the Fund will show the performance of Class R5 shares, consistent with this practice. Because Class R5 shares have a lower expense ratio than Class A shares, Class R5 returns are higher than that of Class A.

Highest Quarter:	1Q '12,	12.72%	Lowest Quarter:	4Q '18,	–12.83%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class R5 only. After-tax returns for other classes will vary.
Average Annual Total Returns
(for the periods ended December 31, 2019)
		One Year	Five Years	Since Inception (06/20/11)
Class R5	Return Before Taxes	27.02%	8.02%	9.15%
	Return After Taxes on Distributions	23.53%	5.71%	7.02%
	Return After Taxes on Distributions and Sale of Fund Shares	18.46%	5.87%	6.99%
Class I	Return Before Taxes	27.15%	8.14%	9.21%
Service Class	Return Before Taxes	26.90%	7.92%	9.07%
Administrative Class	Return Before Taxes	26.75%	7.79%	8.96%
Class A	Return Before Taxes	19.45%	6.32%	7.97%
Class R4	Return Before Taxes	26.57%	7.63%	8.64%
Class R3	Return Before Taxes	26.38%	7.39%	8.30%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)		31.49%	11.70%	13.91%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)		8.72%	3.05%	3.24%
				Since 07/01/11
Lipper Balanced Fund Index (reflects no deduction for taxes)		19.44%	6.76%	7.60%
MANAGEMENT
Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)

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Portfolio Manager(s):
Frederick (Rick) Schulitz, CFA, CAIA is Head of Asset Allocation and a portfolio manager at MML Advisers. He has managed the Fund since its inception (June 2011).
PURCHASE AND SALE OF FUND SHARES
Shares of the Fund are generally available to retirement plans, other institutional investors, and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone, or internet (available to certain customers).
TAX INFORMATION
The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains, unless you are an investor eligible for preferential tax treatment.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MML Advisers or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

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MassMutual RetireSMARTSM by JPMorgan In Retirement Fund
INVESTMENT OBJECTIVE
The Fund seeks current income and some capital appreciation.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class beginning on page 173 of the Fund’s Prospectus or from your financial professional.
Shareholder Fees (fees paid directly from your investment)
	Class I	Class R5	Service Class	Adminis- trative Class	Class A	Class R4	Class R3
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	None	5.50%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class R5	Service Class	Adminis- trative Class	Class A	Class R4	Class R3
Management Fees	.00%	.00%	.00%	.00%	.00%	.00%	.00%
Distribution and Service (Rule 12b-1) Fees	None	None	None	None	.25%	.25%	.50%
Other Expenses	.22%	.32%	.42%	.52%	.52%	.42%	.42%
Acquired Fund Fees and Expenses	.45%	.45%	.45%	.45%	.45%	.45%	.45%
Total Annual Fund Operating Expenses(1)	.67%	.77%	.87%	.97%	1.22%	1.12%	1.37%
Expense Reimbursement	(.16%)	(.16%)	(.16%)	(.16%)	(.16%)	(.16%)	(.16%)
Total Annual Fund Operating Expenses after Expense Reimbursement(2)	.51%	.61%	.71%	.81%	1.06%	.96%	1.21%
(1)
Because Total Annual Fund Operating Expenses include Acquired Fund Fees and Expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in the Prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

(2)
The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through January 31, 2020, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed .06%, .16%, .26%, .36%, .61%, .51%, and .76% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively. The Total Annual Fund Operating Expenses after Expense Reimbursement shown in the above table may exceed these amounts, because, as noted in the previous sentence, certain fees and expenses are excluded for the cap. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MML Advisers.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I	$52	$198	$357	$819
Class R5	$62	$230	$412	$939
Service Class	$73	$262	$467	$1,058
Administrative Class	$83	$293	$521	$1,175
Class A	$652	$901	$1,169	$1,933
Class R4	$98	$340	$601	$1,349
Class R3	$123	$418	$735	$1,632
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 39% of the average value of its portfolio.
INVESTMENTS, RISKS, AND PERFORMANCE
Principal Investment Strategies
The Fund is a “fund of funds” and seeks to achieve its investment objective by investing in a combination of U.S. domestic and international

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mutual funds (“Underlying Funds”) using an asset allocation strategy designed for investors who are retired or expect to retire soon. Underlying Funds will include a combination of MassMutual Select Funds and MassMutual Premier Funds (advised by MML Investment Advisers, LLC (“MML Advisers”), a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”)) and J.P. Morgan Funds (advised by J.P. Morgan Investment Management Inc. (“J.P. Morgan”) or its affiliates), and may also include Barings Funds (advised by Barings LLC (“Barings”), a wholly owned, indirect subsidiary of MassMutual) and other, non-affiliated mutual funds. The Underlying Funds may invest in various asset classes, including equity securities, fixed income securities, and money market instruments. Underlying Funds may also invest some or all of their assets in commodities or commodities-related investments. Non-affiliated Underlying Funds in which the Fund may invest are typically passively managed funds that seek to track the performance of a particular market index, which may be broad-based or relate to a particular sector, market, region, or industry. The Fund is advised by MML Advisers and subadvised by J.P. Morgan. J.P. Morgan has responsibility for determining the Fund’s strategic asset allocation and tactical asset allocation. MML Advisers has overall responsibility for the Fund and for implementing those allocations through the selection of, and allocations to, Underlying Funds. Most of the Fund’s assets will typically be invested in mutual funds advised by MML Advisers, J.P. Morgan, or their affiliates, including typically a 15% to 35% allocation to mutual funds advised or subadvised by J.P. Morgan or its affiliates.
The Fund’s assets are allocated among Underlying Funds according to an asset allocation strategy that emphasizes fixed income and money market funds, but also includes smaller allocations to equity and certain other funds. The Fund is designed for use as part of an overall investment strategy by an investor who is already in retirement or expects to retire soon.
The table below shows the Fund’s strategic target allocations among asset and sub-asset classes. The table below shows the Fund’s strategic target allocations initially established in 2020.
Strategic Target Allocations(1)
Fixed Income	62.5%
U.S. Fixed Income Funds	41.3%
Inflation Managed Funds	7.5%
High Yield Funds	10.0%
Emerging Markets Debt Funds	3.8%
Equity	32.5%
U.S. Large Cap Equity Funds	14.3%
U.S. Small/Mid Cap Equity Funds	3.3%
REIT Funds	2.0%
International Equity Funds	9.8%
Emerging Markets Equity Funds	3.3%
Money Market/Cash and Cash Equivalents	5.0%
Money Market Funds/Cash and Cash Equivalents	5.0%
Commodities	0%
Commodities Funds	0%

(1)
As of February 1, 2020, the Fund utilizes Underlying Funds to implement its strategic target allocations.

Note: Above allocations may not sum up to 100% due to rounding.
The Fund’s actual allocations at any time will likely differ from those shown in the table above due to a number of factors, including, among others, changes made by J.P. Morgan to those strategic target allocations or changes arising from tactical allocations of the Fund’s investments, cash flows into and out of the Fund, and appreciation/depreciation of the Fund’s investments in different asset classes. In establishing the Fund’s strategic target allocations, J.P. Morgan attempts to develop a strategic allocation of the Fund’s assets that it believes will outperform the S&P Target Date Retirement Income Index (the Fund’s broad benchmark) over the long term. J.P. Morgan bases the Fund’s strategic target allocation on its forward looking, long term capital markets assumptions and other factors it considers appropriate in light of the Fund’s investment strategy. J.P. Morgan may review the Fund’s strategic target allocations at any time in its discretion, in light of changes in its forward looking, long term capital markets assumptions and other factors it considers appropriate in light of the Fund’s investment strategy, and will in any event review the strategic target allocations at least annually (generally, in the first quarter of each calendar year). J.P. Morgan may adjust the strategic target allocations in its discretion at any time, in response to longer-term considerations, consistent with the Fund’s investment strategy. These changes might include modifying the existing strategic target allocations among the asset and sub-asset classes or, among other things, adding or removing asset and sub-asset classes, or maintaining long-term strategic target allocations for longer or shorter periods of time. The changes in the Fund’s strategic target allocations in any year will not typically cause the Fund’s actual strategic target allocations

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to vary from the allocations shown in the Fund’s Prospectus at the time by more than 5% for the equity, fixed income, money market/cash and cash equivalents, or commodity asset class or any specific sub-asset class. In addition, J.P. Morgan may vary the Fund’s allocations from its strategic allocations by making tactical allocations from time to time to take advantage of short- to intermediate-term opportunities or to avoid short- to intermediate-term challenges. These tactical allocations may cause the Fund’s asset allocations at any given time to vary from the strategic target allocations shown in the Fund’s Prospectus at the time by up to an additional 15% for the fixed income asset class (which may in turn cause the allocation to any fixed income sub-asset class to vary from its target allocation by the same additional amount), 10% for the equity asset class (which may in turn cause the allocation to any equity sub-asset class to vary from its target allocation by the same additional amount), 20% for the money market/cash and cash equivalents asset class (which may in turn cause the allocation to any money market/cash and cash equivalents sub-asset class to vary from its target allocation by the same additional amount), and 5% for the commodity asset class (which may in turn cause the allocation to any commodity sub-asset class to vary from its target allocation by the same additional amount).
The Fund will normally invest most of its assets in Underlying Funds advised by MML Advisers, J.P. Morgan, or their affiliates (which may include a fund or funds subadvised by J.P. Morgan); the Fund will normally invest no more than 20% of its assets in mutual funds not advised by MML Advisers, J.P. Morgan, or their affiliates (referred to here as “non-affiliated” funds). MML Advisers will select Underlying Funds from among mutual funds advised by it or its affiliates or J.P. Morgan or its affiliates even though they may have higher expense ratios or less favorable historical performance than non-affiliated funds, and MML Advisers will have no obligation to select the least expensive or best performing funds available to serve as Underlying Funds. In addition, MML Advisers will likely seek to invest assets in funds advised or subadvised by J.P. Morgan or its affiliates in an amount sufficient to ensure an appropriate level of revenue to J.P. Morgan. J.P. Morgan will be subject to a conflict of interest in determining the Fund’s assets allocations, because it might expect to benefit financially by allocating the Fund’s assets to asset classes where MML Advisers would be likely to invest in mutual funds advised or subadvised by J.P. Morgan or its affiliates. These conflicts of interest may result in a portfolio of Underlying Funds that achieves a level of performance, or incurs higher fees, less favorable to the Fund than if MML Advisers or J.P. Morgan did not consider such factors or was not subject to such conflicts of interest. There may be circumstances where MML Advisers’ possession of non-public information regarding an Underlying Fund will limit the ability of the Fund to buy or sell shares in that Underlying Fund when it might otherwise do so, which might adversely affect the investment performance of the Fund.
The table below shows the Fund’s approximate allocation, as of January 17, 2020, to Underlying Funds in which the Fund invests 5% or more of its assets. Other Underlying Funds in which the Fund invests are listed under “Additional Information Regarding Investment Objectives and Principal Investment Strategies” in the Fund’s Prospectus. MML Advisers may modify the selection of Underlying Funds at any time and from time to time, and may invest the Fund’s assets in additional or different Underlying Funds, including Funds that may be created in the future. At any given time, the Fund’s allocations to Underlying Funds may be affected by a variety of factors (such as, for example, whether an Underlying Fund is accepting additional investments). Actual allocations to Underlying Funds are available in the Fund’s shareholder reports and at http://www.massmutual.com/funds from time to time. A brief description of the Underlying Funds is included in Appendix D of the Statement of Additional Information (“SAI”).
Premier Core Bond (Barings)	19.5%
Select Total Return Bond (MetWest)	6.4%
Select Strategic Bond (Western Asset)	6.4%
Vanguard Total Bond Market Index (Vanguard)	5.0%
Premier Inflation-Protected and Income (Barings)	7.5%
Premier High Yield (Barings)	7.5%
MM Select Equity Asset (J.P. Morgan)	8.1%
JPMorgan U.S. Government Money Market (J.P. Morgan)	5.0%
Through its investments in Underlying Funds, the Fund will be exposed to a wide range of securities and other instruments with differing characteristics (such as credit quality, duration, geography, industry, and market capitalization), which may include without limitation equity securities of small-, mid-, or large-capitalization U.S. or non-U.S. issuers, fixed income securities of U.S. or non-U.S. private or governmental issuers (including

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“junk” or “high yield” bonds, including securities in default), inflation-protected securities, bank loans, and short-term investments of any kind. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, real estate investment trusts (“REITs”), rights, and warrants. An Underlying Fund may engage in foreign currency exchange transactions, including forward contracts, options on currency, futures contracts, and swap contracts, to take long or short positions in foreign currencies in order to enhance its investment return or to attempt to protect against adverse changes in currency exchange rates. An Underlying Fund may be permitted to use a wide variety of additional exchange-traded and over-the-counter derivatives, including options, futures contracts, swap contracts (including interest rate swaps, total return swaps, and credit default swaps), and hybrid instruments. An Underlying Fund may typically use these derivatives for hedging purposes, as a substitute for direct investments, to earn additional income, to gain exposure to securities or markets in which it might not be able to invest directly, or to adjust various portfolio characteristics, including the duration (interest rate volatility) of the Fund’s portfolio of debt securities. Use of derivatives by an Underlying Fund may create investment leverage. An Underlying Fund may enter into repurchase agreement transactions. An Underlying Fund may invest in mortgage-backed or other asset-backed securities. An Underlying Fund may enter into dollar roll or reverse repurchase agreement transactions. The Fund will bear a pro rata share of the Underlying Funds’ expenses. The Fund also bears all of the risks associated with the investment strategies used by the Underlying Funds.
Principal Risks
The following are the Principal Risks of the Fund. An investment in this Fund is not guaranteed. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund. There is no guarantee that the Fund will provide adequate income at and through your retirement. Although the descriptions below refer to the risks relating to investment activities of the Fund, many of the risks arise due to the investment activities of the Underlying Funds. Certain risks relating to instruments and strategies used in the management of the Fund are placed first. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Allocation Risk The allocation of investments among the Underlying Funds’ different investment styles, such as equity or debt securities, or U.S. or non-U.S. securities, may have a more significant effect on the Fund’s net asset value when one of these investments is performing more poorly than the other. There is no assurance that allocation decisions will result in the desired effects. The limited universe of Underlying Funds and the requirement that a significant percentage of Fund assets be invested in mutual funds advised by MML Advisers, J.P. Morgan, or their affiliates as noted in “Principal Investment Strategies” may adversely affect Fund performance.
Risk of Investment in Other Funds or Pools The Fund is indirectly exposed to all of the risks of the Underlying Funds, including exchange-traded funds, in which it invests, including the risk that the Underlying Funds will not perform as expected. The Fund indirectly pays a portion of the expenses incurred by the Underlying Funds.
Tactical Allocation Risk The subadviser has discretion to make short- to intermediate-term tactical allocations that increase or decrease the exposure to asset classes and investments listed above. The Fund’s tactical allocation strategy may not be successful in adding value, may increase losses to the Fund, and/or cause the Fund to have a risk profile different than that portrayed above from time to time.
Bank Loans Risk Many of the risks associated with bank loans are similar to the risks of investing in below investment grade debt securities. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. Senior secured bank loans are typically supported by collateral; however the value of the collateral may be insufficient to cover the amount owed to the Fund, or the Fund may be prevented or delayed from realizing on the collateral. Some loans may be unsecured; unsecured loans generally present a greater risk of loss to the Fund if the issuer defaults. If the Fund relies on a third party to administer a loan, the Fund is subject to the risk that the third party will fail to perform its obligations. In addition, if the Fund holds only a

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participation interest in a loan made by a third party, the Fund’s receipt of payments on the loan will depend on the third party’s willingness and ability to make those payments to the Fund. The settlement time for certain loans is longer than the settlement time for many other types of investments, and the Fund may not receive the payment for a loan sold by it until well after the sale; that cash would be unavailable for payment of redemption proceeds or for reinvestment. Interests in some bank loans may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Fund believes to be a fair price.
Below Investment Grade Debt Securities Risk Below investment grade debt securities, commonly known as “junk” or “high yield” bonds, have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.
Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.
Commodities-Related Investments Risk Commodity prices (including precious metals) can be extremely volatile and exposure to commodities can cause the net asset value of the Fund’s shares to decline or fluctuate in a rapid and unpredictable manner. The values of physical commodities or commodity-linked derivative instruments may be affected by changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, international economic, political, and regulatory developments, or factors affecting a particular region, industry, or commodity. A liquid secondary market may not exist for certain commodity investments, which may make it difficult for the Fund to sell them at a desirable price or at the price at which it is carrying them.
Convertible Securities Risk Convertible securities are subject to the risks of both debt instruments and equity securities. The price of a convertible security may change in response to changes in price of the underlying equity security, the credit quality of the issuer, and interest rates. In general, the values of convertible securities tend to decline as interest rates rise and to rise when interest rates fall. A convertible security generally has less potential for gain or loss than the underlying equity security.
Credit Risk Credit risk is the risk that an issuer, guarantor, or liquidity provider of a fixed income security held by the Fund may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The Fund may also be exposed to the credit risk of its counterparty to repurchase agreements, reverse repurchase agreements, swap transactions, and other derivatives transactions, and to the counterparty’s ability or willingness to perform in accordance with the terms of the transaction. The value of such transactions to the Fund will depend on the willingness and ability of the counterparty to perform its obligations, including among other things the obligation to return collateral or margin to the Fund.
Defaulted and Distressed Securities Risk Because the issuer of such securities is in default and is likely to be in distressed financial condition, repayment of defaulted securities and obligations of distressed issuers (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring, or in bankruptcy or insolvency proceedings) is uncertain.
Derivatives Risk Derivatives can be highly volatile and involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect or benefit anticipated. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Many derivatives are traded in the over-the-counter market and not on exchanges.

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Dollar Roll and Reverse Repurchase Agreement Transaction Risk These transactions generally create leverage and subject the Fund to the credit risk of the counterparty.
Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, or investor confidence, or announcements of economic, political, or financial information.
Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Certain events, such as market or economic developments, regulatory or government actions, natural disasters, terrorist attacks, war, and other geopolitical events can have a dramatic adverse effect on the debt market and the overall liquidity of the market for fixed income securities. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. Fixed income securities are subject to interest rate risk (the risk that the value of a fixed income security will fall when interest rates rise), extension risk (the risk that the average life of a security will be extended through a slowing of principal payments), prepayment risk (the risk that a security will be prepaid and the Fund will be required to reinvest at a less favorable rate), and credit risk.
Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, industry, political, regulatory, and other conditions. Political, social, diplomatic, and economic developments, U.S. and foreign government action such as the imposition of currency or capital blockages, controls, or tariffs, economic and trade sanctions or embargoes, security suspensions, entering or exiting trade or other intergovernmental agreements, or the expropriation or nationalization of assets in a particular country, can cause dramatic declines in certain or all securities with exposure to that country and other countries. In the event of nationalization, expropriation, or other confiscation, the Fund could lose its entire foreign investment in a particular country. There may be quotas or other limits on the ability of the Fund (or clients of the Fund’s investment adviser or subadviser) to invest or maintain investments in securities of issuers in certain countries. Enforcing legal rights can be more difficult, costly, and limited in certain foreign countries, and can be particularly difficult against foreign governments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by changes in currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates. Frontier markets, a subset of emerging markets, generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to having abrupt changes in currency values, less mature markets and settlement practices, and lower trading volumes that could lead to greater price volatility and illiquidity. Non-U.S. transaction costs, such as brokerage commissions and custody costs may be higher than in the United States. In addition, foreign markets can react differently to market, economic, industry, political, regulatory, and other conditions than the U.S. market.

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Geographic Focus Risk When the Fund focuses investments on a particular country, group of countries, or geographic region, its performance will be closely tied to the market, currency, economic, political, or regulatory conditions and developments in those countries or that region, and could be more volatile than the performance of more geographically diversified funds.
Growth Company Risk The prices of growth securities are often highly sensitive to market fluctuations because of their heavy dependence on future earnings or cash flow expectations, and can be more volatile than the market in general.
Index Funds Risk Certain Underlying Funds may attempt to track the performance of a specified index. Therefore, securities may be purchased, retained, and sold by the Underlying Fund at times when an actively managed fund would not do so. If the value of securities that are heavily weighted in the index change, you can expect a greater risk of loss than would be the case if the Underlying Fund were less invested in such securities.
Inflation Risk The value of assets or income from the Fund’s investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions.
Inflation-Linked Securities Risk Such securities may change in value in response to actual or anticipated changes in inflation rates in a manner unanticipated by the Fund’s portfolio manager or investors generally. Inflation-linked securities are subject to fixed income securities risks. When inflation is low, declining, or negative, the Fund’s performance could lag the performance of more conventional bond funds.
Large Company Risk Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund’s investments in large-capitalization stocks to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Liquidity Risk Certain securities may be difficult (or impossible) to sell or certain positions may be difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time. The Fund may not receive the proceeds from the sale of certain investments for an extended period.
Management Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses.
Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.
Mortgage- and Asset-Backed Securities Risk Investments in mortgage- and asset-backed securities subject the Fund to credit risk, interest rate risk, extension risk, and prepayment risk, among other risks. Mortgage-backed and asset-backed securities not issued by a government agency generally involve greater credit risk than securities issued by government agencies. Payment of principal and interest generally depends on the cash flows generated by the underlying assets and the terms of the security. The types of mortgages (for example, residential or commercial mortgages) underlying securities held by the Fund may differ and be affected differently by market factors. Investments that receive only the interest portion or the principal portion of payments on the underlying assets may be highly volatile. Litigation with respect to the representations and warranties given in connection with the issuance of mortgage-backed securities can be an important consideration in investing in such securities, and the outcome of any such litigation could significantly impact the value of the Fund’s mortgage-backed investments.
Preferred Stock Risk Like other equity securities, preferred stock is subject to the risk that its value

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may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, changes in interest rates may adversely affect the value of a preferred stock that pays a fixed dividend.
Real Estate Risk; REIT Risk Real estate-related investments may decline in value as a result of factors affecting the real estate industry, such as the supply of real property in certain markets, changes in zoning laws, environmental regulations and other governmental action, delays in completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, losses due to natural disasters, and local and regional market conditions. Investments in REITs may be subject to risks similar to those associated with direct investment in real estate, as well as additional risks associated with equity investments. As a shareholder in a REIT, the Fund, and indirectly the Fund’s shareholders, would bear its ratable share of the REIT’s expenses and would at the same time continue to pay its own fees and expenses.
Repurchase Agreement Risk  These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.
Sector Risk The Fund may allocate more of its assets to particular industries or to particular economic, market, or industry sectors than to others. This could increase the volatility of the Fund’s portfolio, and the Fund’s performance may be more susceptible to developments affecting issuers in those industries or sectors than if the Fund invested more broadly.
Small and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of small and medium-sized companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Their shares can be less liquid than those of larger companies, especially during market declines. Small and medium-sized companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.
Sovereign Debt Obligations Risk Investments in debt securities issued by governments or by government agencies and instrumentalities involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. Many sovereign debt obligations may be rated below investment grade (“junk” or “high yield” bonds). Any restructuring of a sovereign debt obligation held by the Fund will likely have a significant adverse effect on the value of the obligation. In the event of default of sovereign debt, the Fund may be unable to pursue legal action against the sovereign issuer or to realize on collateral securing the debt.
U.S. Government Securities Risk Obligations of certain U.S. Government agencies and instrumentalities are not backed by the full faith and credit of the U.S. Government, and there can be no assurance that the U.S. Government would provide financial support to such agencies and instrumentalities.
Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.
Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock the investment adviser or subadviser judges to be undervalued may actually be appropriately priced.
When-Issued, Delayed Delivery, TBA, and Forward Commitment Transaction Risk These transactions may create leverage and involve a risk of loss if the value of the securities declines prior to settlement.
Performance Information
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Service Class shares. The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. The Fund’s name and investment strategy changed on September 24, 2018. The performance results shown below would not necessarily have been achieved had the Fund’s current investment strategy been in effect for the entire period for which performance results are presented. Performance for Class A shares of the Fund reflects any applicable sales charge. Performance for Class I, Class R5, and Class R4 shares of the Fund for periods prior to their inception date (04/01/14) is based on the performance of Service

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Class shares, adjusted for Class R4 shares to reflect Class R4 expenses. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.
Annual Performance
Service Class Shares
Highest Quarter:	1Q '19,	6.61%	Lowest Quarter:	3Q ’11,	–5.34%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Service Class only. After-tax returns for other classes will vary.
Average Annual Total Returns
(for the periods ended December 31, 2019)
		One Year	Five Years	Ten Years
Service Class	Return Before Taxes	14.90%	4.40%	5.47%
	Return After Taxes on Distributions	13.87%	3.30%	4.46%
	Return After Taxes on Distributions and Sale of Fund Shares	9.13%	2.96%	3.95%
Class I	Return Before Taxes	15.10%	4.58%	5.59%
Class R5	Return Before Taxes	14.96%	4.49%	5.52%
Administrative Class	Return Before Taxes	14.70%	4.28%	5.39%
Class A	Return Before Taxes	8.15%	2.86%	4.49%
Class R4	Return Before Taxes	14.58%	4.14%	5.21%
		One Year	Five Years	Ten Years
Class R3	Return Before Taxes	14.34%	3.88%	4.87%
S&P Target Date Retirement Income Index (reflects no deduction for fees, expenses, or taxes)		13.33%	4.67%	5.50%
MANAGEMENT
Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)
Subadviser(s): J.P. Morgan Investment Management Inc. (“J.P. Morgan”)
Portfolio Manager(s):
Frederick (Rick) Schulitz, CFA, CAIA is Head of Asset Allocation and a portfolio manager at MML Advisers. He has managed the Fund since December 2006.
Anne Lester is a Managing Director, the Head of Retirement Solutions, and a portfolio manager at J.P. Morgan. She has managed the Fund since September 2018.
Daniel Oldroyd, CFA, CAIA is a Managing Director, the Head of Target Date Strategies, and a portfolio manager at J.P. Morgan. He has managed the Fund since September 2018.
Silvia Trillo is a Managing Director and portfolio manager at J.P. Morgan. She has managed the Fund since February 2020.
PURCHASE AND SALE OF FUND SHARES
Shares of the Fund are generally available to retirement plans, other institutional investors, and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone, or internet (available to certain customers).
TAX INFORMATION
The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains, unless you are an investor eligible for preferential tax treatment.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MML Advisers or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary.

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These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

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MassMutual RetireSMARTSM by JPMorgan 2020 Fund
INVESTMENT OBJECTIVE
The Fund seeks total return through its asset allocation, which is designed to become more conservative over time. As the Fund approaches and passes the target retirement date, the Fund’s objective will shift to seeking current income and some capital appreciation.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class beginning on page 173 of the Fund’s Prospectus or from your financial professional.
Shareholder Fees (fees paid directly from your investment)
	Class I	Class R5	Service Class	Adminis- trative Class	Class A	Class R4	Class R3
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	None	5.50%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class R5	Service Class	Adminis- trative Class	Class A	Class R4	Class R3
Management Fees	.00%	.00%	.00%	.00%	.00%	.00%	.00%
Distribution and Service (Rule 12b-1) Fees	None	None	None	None	.25%	.25%	.50%
Other Expenses	.08%	.18%	.28%	.38%	.38%	.28%	.28%
Acquired Fund Fees and Expenses	.45%	.45%	.45%	.45%	.45%	.45%	.45%
Total Annual Fund Operating Expenses(1)	.53%	.63%	.73%	.83%	1.08%	.98%	1.23%
Expense Reimbursement	(.04%)	(.04%)	(.04%)	(.04%)	(.04%)	(.04%)	(.04%)
Total Annual Fund Operating Expenses after Expense Reimbursement(2)	.49%	.59%	.69%	.79%	1.04%	.94%	1.19%
(1)
Because Total Annual Fund Operating Expenses include Acquired Fund Fees and Expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in the Prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

(2)
The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through January 31, 2021, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed .04%, .14%, .24%, .34%, .59%, .49%, and .74% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively. The Total Annual Fund Operating Expenses after Expense Reimbursement shown in the above table may exceed these amounts, because, as noted in the previous sentence, certain fees and expenses are excluded from the cap. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MML Advisers.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I	$50	$166	$292	$661
Class R5	$60	$198	$347	$783
Service Class	$70	$229	$402	$903
Administrative Class	$81	$261	$457	$1,022
Class A	$650	$871	$1,109	$1,791
Class R4	$96	$308	$538	$1,198
Class R3	$121	$386	$672	$1,485
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 46% of the average value of its portfolio.

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INVESTMENTS, RISKS, AND PERFORMANCE
Principal Investment Strategies
The Fund is a “fund of funds” and seeks to achieve its investment objective by investing in a combination of U.S. domestic and international mutual funds (“Underlying Funds”) using an asset allocation strategy designed for investors expecting to retire at age 65 around the year 2020 and likely to stop making new investments in the Fund at or around that time. Underlying Funds will include a combination of MassMutual Select Funds and MassMutual Premier Funds (advised by MML Investment Advisers, LLC (“MML Advisers”), a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”)) and J.P. Morgan Funds (advised by J.P. Morgan Investment Management Inc. (“J.P. Morgan”) or its affiliates), and may also include Barings Funds (advised by Barings LLC (“Barings”), a wholly-owned, indirect subsidiary of MassMutual) and other, non-affiliated mutual funds. The Underlying Funds may invest in various asset classes, including equity securities, fixed income securities, and money market instruments. Underlying Funds may also invest some or all of their assets in commodities or commodities-related investments. Non-affiliated Underlying Funds in which the Fund may invest are typically passively managed funds that seek to track the performance of a particular market index, which may be broad-based or relate to a particular sector, market, region, or industry. The Fund is advised by MML Advisers and subadvised by J.P. Morgan. J.P. Morgan has responsibility for determining the Fund’s strategic asset allocation (its “glide path”) and tactical asset allocation. MML Advisers has overall responsibility for the Fund and for implementing those allocations through the selection of, and allocations to, Underlying Funds. Most of the Fund’s assets will typically be invested in mutual funds advised by MML Advisers, J.P. Morgan, or their affiliates, including typically a 15% to 35% allocation to mutual funds advised or subadvised by J.P. Morgan or its affiliates.
The Fund’s assets are allocated among Underlying Funds according to an asset allocation strategy that generally becomes increasingly conservative until it reaches its most conservative strategic target allocations by the end of 2020. It is intended that the Fund’s strategic target allocations will approximate those of the MassMutual RetireSMART by JPMorgan In Retirement Fund by the end of 2020. As the Fund reaches 2020 and investors redeem shares of the Fund, the Fund’s annual fund operating expenses may increase because certain fixed costs of the Fund would be shared by a smaller pool of assets. When the strategic target allocations of the Fund are substantially the same as those of the MassMutual RetireSMART by JPMorgan In Retirement Fund, the Fund may be merged into the MassMutual RetireSMART by JPMorgan In Retirement Fund at the discretion of the Fund’s Board of Trustees (“Trustees”) without a vote of shareholders. For more information, see “MassMutual RetireSMART by JPMorgan Funds” in the section titled Additional Information Regarding Investment Objectives and Principal Investment Strategies beginning on page 148 of the Fund’s Prospectus.
The glide path depicted in the chart below shows how the Fund’s strategic target allocations among asset and sub-asset classes generally become more conservative as the target retirement date approaches (typically more emphasis on fixed income and less on equity). The table accompanying the chart is simply the glide path in tabular form. The glide path below shows the Fund’s strategic target allocations initially established in 2020.

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Strategic Target Allocations(1)
Years to Target Date	40+	35	30	25	20	15	10	5	0	-5	-10
Equity	91.0%	91.0%	91.0%	91.0%	82.0%	73.0%	61.0%	48.5%	32.5%	32.5%	32.5%
U.S. Large Cap Equity Funds	40.0%	40.0%	40.0%	40.0%	36.0%	32.1%	26.8%	21.3%	14.3%	14.3%	14.3%
U.S. Small/Mid Cap Equity Funds	9.2%	9.2%	9.2%	9.2%	8.3%	7.4%	6.2%	4.9%	3.3%	3.3%	3.3%
REIT Funds	5.5%	5.5%	5.5%	5.5%	5.0%	4.4%	3.7%	2.9%	2.0%	2.0%	2.0%
International Equity Funds	27.3%	27.3%	27.3%	27.3%	24.6%	21.9%	18.3%	14.6%	9.8%	9.8%	9.8%
Emerging Markets Equity Funds	9.1%	9.1%	9.1%	9.1%	8.2%	7.3%	6.1%	4.9%	3.3%	3.3%	3.3%
Commodities	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Commodities Funds	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Fixed Income	9.0%	9.0%	9.0%	9.0%	18.0%	27.0%	39.0%	51.5%	62.5%	62.5%	62.5%
U.S. Fixed Income Funds	6.1%	6.1%	6.1%	6.1%	13.7%	21.6%	31.2%	38.2%	41.3%	41.3%	41.3%
Inflation Managed Funds	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	3.0%	7.5%	7.5%	7.5%
High Yield Funds	2.0%	2.0%	2.0%	2.0%	2.8%	3.4%	5.0%	7.2%	10.0%	10.0%	10.0%
Emerging Markets Debt Funds	1.0%	1.0%	1.0%	1.0%	1.5%	2.0%	2.8%	3.2%	3.8%	3.8%	3.8%
Money Market/Cash and Cash Equivalents	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	5.0%	5.0%	5.0%
Money Market Funds/Cash and Cash Equivalents	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	5.0%	5.0%	5.0%

(1)
As of February 1, 2020, the Fund utilizes Underlying Funds to implement its strategic target allocations.

Note:  Above allocations may not sum up to 100% due to rounding.
The Fund’s actual allocations at any time will likely differ from those shown in the glide path and table above due to a number of factors, including, among others, changes made by J.P. Morgan to those strategic target allocations or changes arising from tactical allocations of the Fund’s investments, cash flows into and out of the Fund, and appreciation/depreciation of the Fund’s investments in different asset classes. In establishing the Fund’s strategic target allocations, J.P. Morgan attempts to develop a strategic allocation of the Fund’s assets that it believes will outperform the S&P Target Date 2020 Index (the Fund’s broad benchmark) over the long term. J.P. Morgan bases the Fund’s strategic target allocation on its forward looking, long term capital markets assumptions and other factors it considers appropriate in light of the Fund’s investment strategy. J.P. Morgan may review the Fund’s strategic target allocations at any time in its discretion, in light of changes in its forward looking, long term capital markets assumptions and other factors it considers appropriate in light of the Fund’s investment strategy, and will in any event review the strategic target allocations at least annually (generally, in the first quarter of each calendar year). J.P. Morgan may adjust the strategic target allocations in its discretion at any time, in response to longer-term considerations, consistent with the Fund’s investment strategy. These changes might include modifying the existing strategic target allocations among the asset and sub-asset classes or, among

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other things, adding or removing asset and sub-asset classes, or maintaining long-term strategic target allocations for longer or shorter periods of time. The changes in the Fund’s strategic target allocations in any year will not typically cause the Fund’s actual strategic target allocations to vary from the allocations shown in the Fund’s Prospectus at the time by more than 5% for the equity, fixed income, money market/cash and cash equivalents, or commodity asset class or any specific sub-asset class. In addition, J.P. Morgan may vary the Fund’s allocations from its strategic allocations by making tactical allocations from time to time to take advantage of short- to intermediate-term opportunities or to avoid short- to intermediate-term challenges. These tactical allocations may cause the Fund’s asset allocations at any given time to vary from the strategic target allocations shown in the Fund’s Prospectus at the time by up to an additional 15% for the fixed income asset class (which may in turn cause the allocation to any fixed income sub-asset class to vary from its target allocation by the same additional amount), 10% for the equity asset class (which may in turn cause the allocation to any equity sub-asset class to vary from its target allocation by the same additional amount), 20% for the money market/cash and cash equivalents asset class (which may in turn cause the allocation to any money market/cash and cash equivalents sub-asset class to vary from its target allocation by the same additional amount), and 5% for the commodity asset class (which may in turn cause the allocation to any commodity sub-asset class to vary from its target allocation by the same additional amount).
The Fund will normally invest most of its assets in Underlying Funds advised by MML Advisers, J.P. Morgan, or their affiliates (which may include a fund or funds subadvised by J.P. Morgan); the Fund will normally invest no more than 20% of its assets in mutual funds not advised by MML Advisers, J.P. Morgan, or their affiliates (referred to here as “non-affiliated” funds). MML Advisers will select Underlying Funds from among mutual funds advised by it or its affiliates or J.P. Morgan or its affiliates even though they may have higher expense ratios or less favorable historical performance than non-affiliated funds, and MML Advisers will have no obligation to select the least expensive or best performing funds available to serve as Underlying Funds. In addition, MML Advisers will likely seek to invest assets in funds advised or subadvised by J.P. Morgan or its affiliates in an amount sufficient to ensure an appropriate level of revenue to J.P. Morgan. J.P. Morgan will be subject to a conflict of interest in determining the Fund’s assets allocations, because it might expect to benefit financially by allocating the Fund’s assets to asset classes where MML Advisers would be likely to invest in mutual funds advised or subadvised by J.P. Morgan or its affiliates. These conflicts of interest may result in a portfolio of Underlying Funds that achieves a level of performance, or incurs higher fees, less favorable to the Fund than if MML Advisers or J.P. Morgan did not consider such factors or was not subject to such conflicts of interest. There may be circumstances where MML Advisers’ possession of non-public information regarding an Underlying Fund will limit the ability of the Fund to buy or sell shares in that Underlying Fund when it might otherwise do so, which might adversely affect the investment performance of the Fund.
The table below shows the Fund’s approximate allocation, as of January 17, 2020, to Underlying Funds in which the Fund invests 5% or more of its assets. Other Underlying Funds in which the Fund invests are listed under “Additional Information Regarding Investment Objectives and Principal Investment Strategies” in the Fund’s Prospectus. MML Advisers may modify the selection of Underlying Funds at any time and from time to time, and may invest the Fund’s assets in additional or different Underlying Funds, including Funds that may be created in the future. At any given time, the Fund’s allocations to Underlying Funds may be affected by a variety of factors (such as, for example, whether an Underlying Fund is accepting additional investments). Actual allocations to Underlying Funds are available in the Fund’s shareholder reports and at http://www.massmutual.com/funds from time to time. A brief description of the Underlying Funds is included in Appendix D of the Statement of Additional Information (“SAI”).
MM Select Equity Asset (J.P. Morgan)	9.2%
Premier Core Bond (Barings)	19.2%
Select Total Return Bond (MetWest)	6.4%
Select Strategic Bond (Western Asset)	6.5%
Premier Inflation-Protected and Income (Barings)	5.7%
Premier High Yield (Barings)	7.0%
Through its investments in Underlying Funds, the Fund will be exposed to a wide range of securities and other instruments with differing characteristics (such as credit quality, duration, geography, industry, and market capitalization), which may include without limitation equity securities of

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small-, mid-, or large-capitalization U.S. or non-U.S. issuers, fixed income securities of U.S. or non-U.S. private or governmental issuers (including “junk” or “high yield” bonds, including securities in default), inflation-protected securities, bank loans, and short-term investments of any kind. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, real estate investment trusts (“REITs”), rights, and warrants. An Underlying Fund may engage in foreign currency exchange transactions, including forward contracts, options on currency, futures contracts, and swap contracts, to take long or short positions in foreign currencies in order to enhance its investment return or to attempt to protect against adverse changes in currency exchange rates. An Underlying Fund may be permitted to use a wide variety of additional exchange-traded and over-the-counter derivatives, including options, futures contracts, swap contracts (including interest rate swaps, total return swaps, and credit default swaps), and hybrid instruments. An Underlying Fund may typically use these derivatives for hedging purposes, as a substitute for direct investments, to earn additional income, to gain exposure to securities or markets in which it might not be able to invest directly, or to adjust various portfolio characteristics, including the duration (interest rate volatility) of the Fund’s portfolio of debt securities. Use of derivatives by an Underlying Fund may create investment leverage. An Underlying Fund may enter into repurchase agreement transactions. An Underlying Fund may invest in mortgage-backed or other asset-backed securities. An Underlying Fund may enter into dollar roll or reverse repurchase agreement transactions. The Fund will bear a pro rata share of the Underlying Funds’ expenses. The Fund also bears all of the risks associated with the investment strategies used by the Underlying Funds.
Principal Risks
The following are the Principal Risks of the Fund. An investment in this Fund is not guaranteed. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund, including losses near, at, or after the target date. There is no guarantee that the Fund will provide adequate income at and through your retirement. Although the descriptions below refer to the risks relating to investment activities of the Fund, many of the risks arise due to the investment activities of the Underlying Funds. Certain risks relating to instruments and strategies used in the management of the Fund are placed first. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Allocation Risk The allocation of investments among the Underlying Funds’ different investment styles, such as equity or debt securities, or U.S. or non-U.S. securities, may have a more significant effect on the Fund’s net asset value when one of these investments is performing more poorly than the other. There is no assurance that allocation decisions will result in the desired effects. The limited universe of Underlying Funds and the requirement that a significant percentage of Fund assets be invested in mutual funds advised by MML Advisers, J.P. Morgan, or their affiliates as noted in “Principal Investment Strategies” may adversely affect Fund performance.
Risk of Investment in Other Funds or Pools The Fund is indirectly exposed to all of the risks of the Underlying Funds, including exchange-traded funds, in which it invests, including the risk that the Underlying Funds will not perform as expected. The Fund indirectly pays a portion of the expenses incurred by the Underlying Funds.
Tactical Allocation Risk The subadviser has discretion to make short- to intermediate-term tactical allocations that increase or decrease the exposure to asset classes and investments shown in the glide path. The Fund’s tactical allocation strategy may not be successful in adding value, may increase losses to the Fund, and/or cause the Fund to have a risk profile different than that portrayed in the glide path from time to time.
Bank Loans Risk Many of the risks associated with bank loans are similar to the risks of investing in below investment grade debt securities. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. Senior secured bank loans are typically supported by collateral; however the value of the collateral may be insufficient to cover the amount owed to the Fund, or the Fund may be prevented or delayed from realizing on the collateral. Some loans may be unsecured; unsecured loans generally present a greater risk of loss to the Fund if the issuer

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defaults. If the Fund relies on a third party to administer a loan, the Fund is subject to the risk that the third party will fail to perform its obligations. In addition, if the Fund holds only a participation interest in a loan made by a third party, the Fund’s receipt of payments on the loan will depend on the third party’s willingness and ability to make those payments to the Fund. The settlement time for certain loans is longer than the settlement time for many other types of investments, and the Fund may not receive the payment for a loan sold by it until well after the sale; that cash would be unavailable for payment of redemption proceeds or for reinvestment. Interests in some bank loans may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Fund believes to be a fair price.
Below Investment Grade Debt Securities Risk Below investment grade debt securities, commonly known as “junk” or “high yield” bonds, have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.
Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.
Commodities-Related Investments Risk Commodity prices (including precious metals) can be extremely volatile and exposure to commodities can cause the net asset value of the Fund’s shares to decline or fluctuate in a rapid and unpredictable manner. The values of physical commodities or commodity-linked derivative instruments may be affected by changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, international economic, political, and regulatory developments, or factors affecting a particular region, industry, or commodity. A liquid secondary market may not exist for certain commodity investments, which may make it difficult for the Fund to sell them at a desirable price or at the price at which it is carrying them.
Convertible Securities Risk Convertible securities are subject to the risks of both debt instruments and equity securities. The price of a convertible security may change in response to changes in price of the underlying equity security, the credit quality of the issuer, and interest rates. In general, the values of convertible securities tend to decline as interest rates rise and to rise when interest rates fall. A convertible security generally has less potential for gain or loss than the underlying equity security.
Credit Risk Credit risk is the risk that an issuer, guarantor, or liquidity provider of a fixed income security held by the Fund may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The Fund may also be exposed to the credit risk of its counterparty to repurchase agreements, reverse repurchase agreements, swap transactions, and other derivatives transactions, and to the counterparty’s ability or willingness to perform in accordance with the terms of the transaction. The value of such transactions to the Fund will depend on the willingness and ability of the counterparty to perform its obligations, including among other things the obligation to return collateral or margin to the Fund.
Defaulted and Distressed Securities Risk Because the issuer of such securities is in default and is likely to be in distressed financial condition, repayment of defaulted securities and obligations of distressed issuers (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring, or in bankruptcy or insolvency proceedings) is uncertain.
Derivatives Risk Derivatives can be highly volatile and involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect or benefit anticipated. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive

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returns in other investments. Many derivatives are traded in the over-the-counter market and not on exchanges.
Dollar Roll and Reverse Repurchase Agreement Transaction Risk These transactions generally create leverage and subject the Fund to the credit risk of the counterparty.
Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, or investor confidence, or announcements of economic, political, or financial information.
Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Certain events, such as market or economic developments, regulatory or government actions, natural disasters, terrorist attacks, war, and other geopolitical events can have a dramatic adverse effect on the debt market and the overall liquidity of the market for fixed income securities. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. Fixed income securities are subject to interest rate risk (the risk that the value of a fixed income security will fall when interest rates rise), extension risk (the risk that the average life of a security will be extended through a slowing of principal payments), prepayment risk (the risk that a security will be prepaid and the Fund will be required to reinvest at a less favorable rate), and credit risk.
Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, industry, political, regulatory, and other conditions. Political, social, diplomatic, and economic developments, U.S. and foreign government action such as the imposition of currency or capital blockages, controls, or tariffs, economic and trade sanctions or embargoes, security suspensions, entering or exiting trade or other intergovernmental agreements, or the expropriation or nationalization of assets in a particular country, can cause dramatic declines in certain or all securities with exposure to that country and other countries. In the event of nationalization, expropriation, or other confiscation, the Fund could lose its entire foreign investment in a particular country. There may be quotas or other limits on the ability of the Fund (or clients of the Fund’s investment adviser or subadviser) to invest or maintain investments in securities of issuers in certain countries. Enforcing legal rights can be more difficult, costly, and limited in certain foreign countries, and can be particularly difficult against foreign governments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by changes in currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates. Frontier markets, a subset of emerging markets, generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to having abrupt changes in currency values, less mature markets and settlement practices, and lower trading volumes that could lead to greater price volatility and illiquidity. Non-U.S. transaction costs, such as brokerage commissions and custody costs may be higher than

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in the United States. In addition, foreign markets can react differently to market, economic, industry, political, regulatory, and other conditions than the U.S. market.
Geographic Focus Risk When the Fund focuses investments on a particular country, group of countries, or geographic region, its performance will be closely tied to the market, currency, economic, political, or regulatory conditions and developments in those countries or that region, and could be more volatile than the performance of more geographically diversified funds.
Growth Company Risk The prices of growth securities are often highly sensitive to market fluctuations because of their heavy dependence on future earnings or cash flow expectations, and can be more volatile than the market in general.
Index Funds Risk Certain Underlying Funds may attempt to track the performance of a specified index. Therefore, securities may be purchased, retained, and sold by the Underlying Fund at times when an actively managed fund would not do so. If the value of securities that are heavily weighted in the index change, you can expect a greater risk of loss than would be the case if the Underlying Fund were less invested in such securities.
Inflation Risk The value of assets or income from the Fund’s investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions.
Inflation-Linked Securities Risk Such securities may change in value in response to actual or anticipated changes in inflation rates in a manner unanticipated by the Fund’s portfolio manager or investors generally. Inflation-linked securities are subject to fixed income securities risks. When inflation is low, declining, or negative, the Fund’s performance could lag the performance of more conventional bond funds.
Large Company Risk Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund’s investments in large-capitalization stocks to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Liquidity Risk Certain securities may be difficult (or impossible) to sell or certain positions may be difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time. The Fund may not receive the proceeds from the sale of certain investments for an extended period.
Management Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses.
Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.
Mortgage- and Asset-Backed Securities Risk Investments in mortgage- and asset-backed securities subject the Fund to credit risk, interest rate risk, extension risk, and prepayment risk, among other risks. Mortgage-backed and asset-backed securities not issued by a government agency generally involve greater credit risk than securities issued by government agencies. Payment of principal and interest generally depends on the cash flows generated by the underlying assets and the terms of the security. The types of mortgages (for example, residential or commercial mortgages) underlying securities held by the Fund may differ and be affected differently by market factors. Investments that receive only the interest portion or the principal portion of payments on the underlying assets may be highly volatile. Litigation with respect to the representations and warranties given in connection with the issuance of mortgage-backed securities can be an important consideration in investing in such securities, and the outcome of any such litigation could significantly impact the value of the Fund’s mortgage-backed investments.

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Preferred Stock Risk Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, changes in interest rates may adversely affect the value of a preferred stock that pays a fixed dividend.
Real Estate Risk; REIT Risk Real estate-related investments may decline in value as a result of factors affecting the real estate industry, such as the supply of real property in certain markets, changes in zoning laws, environmental regulations and other governmental action, delays in completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, losses due to natural disasters, and local and regional market conditions. Investments in REITs may be subject to risks similar to those associated with direct investment in real estate, as well as additional risks associated with equity investments. As a shareholder in a REIT, the Fund, and indirectly the Fund’s shareholders, would bear its ratable share of the REIT’s expenses and would at the same time continue to pay its own fees and expenses.
Repurchase Agreement Risk  These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.
Sector Risk The Fund may allocate more of its assets to particular industries or to particular economic, market, or industry sectors than to others. This could increase the volatility of the Fund’s portfolio, and the Fund’s performance may be more susceptible to developments affecting issuers in those industries or sectors than if the Fund invested more broadly.
Small and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of small and medium-sized companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Their shares can be less liquid than those of larger companies, especially during market declines. Small and medium-sized companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.
Sovereign Debt Obligations Risk Investments in debt securities issued by governments or by government agencies and instrumentalities involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. Many sovereign debt obligations may be rated below investment grade (“junk” or “high yield” bonds). Any restructuring of a sovereign debt obligation held by the Fund will likely have a significant adverse effect on the value of the obligation. In the event of default of sovereign debt, the Fund may be unable to pursue legal action against the sovereign issuer or to realize on collateral securing the debt.
U.S. Government Securities Risk Obligations of certain U.S. Government agencies and instrumentalities are not backed by the full faith and credit of the U.S. Government, and there can be no assurance that the U.S. Government would provide financial support to such agencies and instrumentalities.
Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.
Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock the investment adviser or subadviser judges to be undervalued may actually be appropriately priced.
When-Issued, Delayed Delivery, TBA, and Forward Commitment Transaction Risk These transactions may create leverage and involve a risk of loss if the value of the securities declines prior to settlement.
Performance Information
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Service Class shares. The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. The Fund’s name and investment strategy changed on September 24, 2018. The performance results shown below would not necessarily have been achieved had the Fund’s current investment strategy been in effect for the entire period for which performance results are presented. Performance for Class A shares of the Fund reflects any applicable sales charge. Performance for Class I, Class R5, and Class R4 shares of the

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Fund for periods prior to their inception date (04/01/14) is based on the performance of Service Class shares, adjusted for Class R4 shares to reflect Class R4 expenses. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.
Annual Performance
Service Class Shares
Highest Quarter:	3Q '10,	10.84%	Lowest Quarter:	3Q '11,	–13.21%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Service Class only. After-tax returns for other classes will vary.
Average Annual Total Returns
(for the periods ended December 31, 2019)
		One Year	Five Years	Ten Years
Service Class	Return Before Taxes	16.41%	5.69%	7.49%
	Return After Taxes on Distributions	14.44%	3.91%	6.35%
	Return After Taxes on Distributions and Sale of Fund Shares	10.46%	3.88%	5.73%
Class I	Return Before Taxes	16.66%	5.92%	7.63%
Class R5	Return Before Taxes	16.47%	5.81%	7.56%
Administrative Class	Return Before Taxes	16.25%	5.58%	7.39%
Class A	Return Before Taxes	9.59%	4.15%	6.48%
		One Year	Five Years	Ten Years
Class R4	Return Before Taxes	16.09%	5.44%	7.22%
Class R3	Return Before Taxes	15.79%	5.16%	6.85%
S&P Target Date 2020 Index (reflects no deduction for fees, expenses, or taxes)		16.52%	6.16%	7.55%
MANAGEMENT
Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)
Subadviser(s): J.P. Morgan Investment Management Inc. (“J.P. Morgan”)
Portfolio Manager(s):
Frederick (Rick) Schulitz, CFA, CAIA is Head of Asset Allocation and a portfolio manager at MML Advisers. He has managed the Fund since December 2006.
Anne Lester is a Managing Director, the Head of Retirement Solutions, and a portfolio manager at J.P. Morgan. She has managed the Fund since September 2018.
Daniel Oldroyd, CFA, CAIA is a Managing Director, the Head of Target Date Strategies, and a portfolio manager at J.P. Morgan. He has managed the Fund since September 2018.
Silvia Trillo is a Managing Director and portfolio manager at J.P. Morgan. She has managed the Fund since February 2020.
PURCHASE AND SALE OF FUND SHARES
Shares of the Fund are generally available to retirement plans, other institutional investors, and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone, or internet (available to certain customers).
TAX INFORMATION
The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains, unless you are an investor eligible for preferential tax treatment.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MML Advisers or its affiliates, or

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others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

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MassMutual RetireSMARTSM by JPMorgan 2025 Fund
INVESTMENT OBJECTIVE
The Fund seeks total return through its asset allocation, which is designed to become more conservative over time. As the Fund approaches and passes the target retirement date, the Fund’s objective will shift to seeking current income and some capital appreciation.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class beginning on page 173 of the Fund’s Prospectus or from your financial professional.
Shareholder Fees (fees paid directly from your investment)
	Class I	Class R5	Service Class	Adminis- trative Class	Class A	Class R4	Class R3
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	None	5.50%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class R5	Service Class	Adminis- trative Class	Class A	Class R4	Class R3
Management Fees	.00%	.00%	.00%	.00%	.00%	.00%	.00%
Distribution and Service (Rule 12b-1) Fees	None	None	None	None	.25%	.25%	.50%
Other Expenses	.10%	.20%	.30%	.40%	.40%	.30%	.30%
Acquired Fund Fees and Expenses	.47%	.47%	.47%	.47%	.47%	.47%	.47%
Total Annual Fund Operating Expenses(1)	.57%	.67%	.77%	.87%	1.12%	1.02%	1.27%
Expense Reimbursement	(.09%)	(.09%)	(.09%)	(.09%)	(.09%)	(.09%)	(.09%)
Total Annual Fund Operating Expenses after Expense Reimbursement(2)	.48%	.58%	.68%	.78%	1.03%	.93%	1.18%
(1)
Because Total Annual Fund Operating Expenses include Acquired Fund Fees and Expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in the Prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

(2)
The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through January 31, 2021, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed .01%, .11%, .21%, .31%, .56%, .46%, and .71% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively. The Total Annual Fund Operating Expenses after Expense Reimbursement shown in the above table may exceed these amounts, because, as noted in the previous sentence, certain fees and expenses are excluded from the cap. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MML Advisers.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I	$49	$174	$309	$705
Class R5	$59	$205	$364	$826
Service Class	$69	$237	$419	$946
Administrative Class	$80	$269	$473	$1,064
Class A	$649	$878	$1,125	$1,831
Class R4	$95	$316	$554	$1,240
Class R3	$120	$394	$688	$1,526
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 47% of the average value of its portfolio.

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INVESTMENTS, RISKS, AND PERFORMANCE
Principal Investment Strategies
The Fund is a “fund of funds” and seeks to achieve its investment objective by investing in a combination of U.S. domestic and international mutual funds (“Underlying Funds”) using an asset allocation strategy designed for investors expecting to retire at age 65 around the year 2025 and likely to stop making new investments in the Fund at or around that time. Underlying Funds will include a combination of MassMutual Select Funds and MassMutual Premier Funds (advised by MML Investment Advisers, LLC (“MML Advisers”), a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”)) and J.P. Morgan Funds (advised by J.P. Morgan Investment Management Inc. (“J.P. Morgan”) or its affiliates), and may also include Barings Funds (advised by Barings LLC (“Barings”), a wholly-owned, indirect subsidiary of MassMutual) and other, non-affiliated mutual funds. The Underlying Funds may invest in various asset classes, including equity securities, fixed income securities, and money market instruments. Underlying Funds may also invest some or all of their assets in commodities or commodities-related investments. Non-affiliated Underlying Funds in which the Fund may invest are typically passively managed funds that seek to track the performance of a particular market index, which may be broad-based or relate to a particular sector, market, region, or industry. The Fund is advised by MML Advisers and subadvised by J.P. Morgan. J.P. Morgan has responsibility for determining the Fund’s strategic asset allocation (its “glide path”) and tactical asset allocation. MML Advisers has overall responsibility for the Fund and for implementing those allocations through the selection of, and allocations to, Underlying Funds. Most of the Fund’s assets will typically be invested in mutual funds advised by MML Advisers, J.P. Morgan, or their affiliates, including typically a 15% to 35% allocation to mutual funds advised or subadvised by J.P. Morgan or its affiliates.
The Fund’s assets are allocated among Underlying Funds according to an asset allocation strategy that generally becomes increasingly conservative until it reaches its most conservative strategic target allocations by the end of 2025. It is intended that the Fund’s strategic target allocations will approximate those of the MassMutual RetireSMART by JPMorgan In Retirement Fund by the end of 2025. As the Fund reaches 2025 and investors redeem shares of the Fund, the Fund’s annual fund operating expenses may increase because certain fixed costs of the Fund would be shared by a smaller pool of assets. When the strategic target allocations of the Fund are substantially the same as those of the MassMutual RetireSMART by JPMorgan In Retirement Fund, the Fund may be merged into the MassMutual RetireSMART by JPMorgan In Retirement Fund at the discretion of the Fund’s Board of Trustees (“Trustees”) without a vote of shareholders. For more information, see “MassMutual RetireSMART by JPMorgan Funds” in the section titled Additional Information Regarding Investment Objectives and Principal Investment Strategies beginning on page 148 of the Fund’s Prospectus.
The glide path depicted in the chart below shows how the Fund’s strategic target allocations among asset and sub-asset classes generally become more conservative as the target retirement date approaches (typically more emphasis on fixed income and less on equity). The table accompanying the chart is simply the glide path in tabular form. The glide path below shows the Fund’s strategic target allocations initially established in 2020.

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Strategic Target Allocations(1)
Years to Target Date	40+	35	30	25	20	15	10	5	0	-5	-10
Equity	91.0%	91.0%	91.0%	91.0%	82.0%	73.0%	61.0%	48.5%	32.5%	32.5%	32.5%
U.S. Large Cap Equity Funds	40.0%	40.0%	40.0%	40.0%	36.0%	32.1%	26.8%	21.3%	14.3%	14.3%	14.3%
U.S. Small/Mid Cap Equity Funds	9.2%	9.2%	9.2%	9.2%	8.3%	7.4%	6.2%	4.9%	3.3%	3.3%	3.3%
REIT Funds	5.5%	5.5%	5.5%	5.5%	5.0%	4.4%	3.7%	2.9%	2.0%	2.0%	2.0%
International Equity Funds	27.3%	27.3%	27.3%	27.3%	24.6%	21.9%	18.3%	14.6%	9.8%	9.8%	9.8%
Emerging Markets Equity Funds	9.1%	9.1%	9.1%	9.1%	8.2%	7.3%	6.1%	4.9%	3.3%	3.3%	3.3%
Commodities	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Commodities Funds	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Fixed Income	9.0%	9.0%	9.0%	9.0%	18.0%	27.0%	39.0%	51.5%	62.5%	62.5%	62.5%
U.S. Fixed Income Funds	6.1%	6.1%	6.1%	6.1%	13.7%	21.6%	31.2%	38.2%	41.3%	41.3%	41.3%
Inflation Managed Funds	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	3.0%	7.5%	7.5%	7.5%
High Yield Funds	2.0%	2.0%	2.0%	2.0%	2.8%	3.4%	5.0%	7.2%	10.0%	10.0%	10.0%
Emerging Markets Debt Funds	1.0%	1.0%	1.0%	1.0%	1.5%	2.0%	2.8%	3.2%	3.8%	3.8%	3.8%
Money Market/Cash and Cash Equivalents	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	5.0%	5.0%	5.0%
Money Market Funds/Cash and Cash Equivalents	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	5.0%	5.0%	5.0%

(1)
As of February 1, 2020, the Fund utilizes Underlying Funds to implement its strategic target allocations.

Note:  Above allocations may not sum up to 100% due to rounding.
The Fund’s actual allocations at any time will likely differ from those shown in the glide path and table above due to a number of factors, including, among others, changes made by J.P. Morgan to those strategic target allocations or changes arising from tactical allocations of the Fund’s investments, cash flows into and out of the Fund, and appreciation/depreciation of the Fund’s investments in different asset classes. In establishing the Fund’s strategic target allocations, J.P. Morgan attempts to develop a strategic allocation of the Fund’s assets that it believes will outperform the S&P Target Date 2025 Index (the Fund’s broad benchmark) over the long term. J.P. Morgan bases the Fund’s strategic target allocation on its forward looking, long term capital markets assumptions and other factors it considers appropriate in light of the Fund’s investment strategy. J.P. Morgan may review the Fund’s strategic target allocations at any time in its discretion, in light of changes in its forward looking, long term capital markets assumptions and other factors it considers appropriate in light of the Fund’s investment strategy, and will in any event review the strategic target allocations at least annually (generally, in the first quarter of each calendar year). J.P. Morgan may adjust the strategic target allocations in its discretion at any time, in response to longer-term considerations, consistent with the Fund’s investment strategy. These changes might include modifying the existing strategic target allocations among the asset and sub-asset classes or, among

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other things, adding or removing asset and sub-asset classes, or maintaining long-term strategic target allocations for longer or shorter periods of time. The changes in the Fund’s strategic target allocations in any year will not typically cause the Fund’s actual strategic target allocations to vary from the allocations shown in the Fund’s Prospectus at the time by more than 5% for the equity, fixed income, money market/cash and cash equivalents, or commodity asset class or any specific sub-asset class. In addition, J.P. Morgan may vary the Fund’s allocations from its strategic allocations by making tactical allocations from time to time to take advantage of short- to intermediate-term opportunities or to avoid short- to intermediate-term challenges. These tactical allocations may cause the Fund’s asset allocations at any given time to vary from the strategic target allocations shown in the Fund’s Prospectus at the time by up to an additional 15% for the fixed income asset class (which may in turn cause the allocation to any fixed income sub-asset class to vary from its target allocation by the same additional amount), 10% for the equity asset class (which may in turn cause the allocation to any equity sub-asset class to vary from its target allocation by the same additional amount), 20% for the money market/cash and cash equivalents asset class (which may in turn cause the allocation to any money market/cash and cash equivalents sub-asset class to vary from its target allocation by the same additional amount), and 5% for the commodity asset class (which may in turn cause the allocation to any commodity sub-asset class to vary from its target allocation by the same additional amount).
The Fund will normally invest most of its assets in Underlying Funds advised by MML Advisers, J.P. Morgan, or their affiliates (which may include a fund or funds subadvised by J.P. Morgan); the Fund will normally invest no more than 20% of its assets in mutual funds not advised by MML Advisers, J.P. Morgan, or their affiliates (referred to here as “non-affiliated” funds). MML Advisers will select Underlying Funds from among mutual funds advised by it or its affiliates or J.P. Morgan or its affiliates even though they may have higher expense ratios or less favorable historical performance than non-affiliated funds, and MML Advisers will have no obligation to select the least expensive or best performing funds available to serve as Underlying Funds. In addition, MML Advisers will likely seek to invest assets in funds advised or subadvised by J.P. Morgan or its affiliates in an amount sufficient to ensure an appropriate level of revenue to J.P. Morgan. J.P. Morgan will be subject to a conflict of interest in determining the Fund’s assets allocations, because it might expect to benefit financially by allocating the Fund’s assets to asset classes where MML Advisers would be likely to invest in mutual funds advised or subadvised by J.P. Morgan or its affiliates. These conflicts of interest may result in a portfolio of Underlying Funds that achieves a level of performance, or incurs higher fees, less favorable to the Fund than if MML Advisers or J.P. Morgan did not consider such factors or was not subject to such conflicts of interest. There may be circumstances where MML Advisers’ possession of non-public information regarding an Underlying Fund will limit the ability of the Fund to buy or sell shares in that Underlying Fund when it might otherwise do so, which might adversely affect the investment performance of the Fund.
The table below shows the Fund’s approximate allocation, as of January 17, 2020, to Underlying Funds in which the Fund invests 5% or more of its assets. Other Underlying Funds in which the Fund invests are listed under “Additional Information Regarding Investment Objectives and Principal Investment Strategies” in the Fund’s Prospectus. MML Advisers may modify the selection of Underlying Funds at any time and from time to time, and may invest the Fund’s assets in additional or different Underlying Funds, including Funds that may be created in the future. At any given time, the Fund’s allocations to Underlying Funds may be affected by a variety of factors (such as, for example, whether an Underlying Fund is accepting additional investments). Actual allocations to Underlying Funds are available in the Fund’s shareholder reports and at http://www.massmutual.com/funds from time to time. A brief description of the Underlying Funds is included in Appendix D of the Statement of Additional Information (“SAI”).
MM Select Equity Asset (J.P. Morgan)	12.4%
Select Overseas (MFS/Harris)	6.7%
Premier Core Bond (Barings)	16.8%
Select Total Return Bond (MetWest)	5.7%
Select Strategic Bond (Western Asset)	5.7%
Premier High Yield (Barings)	5.7%
Through its investments in Underlying Funds, the Fund will be exposed to a wide range of securities and other instruments with differing characteristics (such as credit quality, duration, geography, industry, and market capitalization), which may include without limitation equity securities of small-, mid-, or large-capitalization U.S. or

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non-U.S. issuers, fixed income securities of U.S. or non-U.S. private or governmental issuers (including “junk” or “high yield” bonds, including securities in default), inflation-protected securities, bank loans, and short-term investments of any kind. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, real estate investment trusts (“REITs”), rights, and warrants. An Underlying Fund may engage in foreign currency exchange transactions, including forward contracts, options on currency, futures contracts, and swap contracts, to take long or short positions in foreign currencies in order to enhance its investment return or to attempt to protect against adverse changes in currency exchange rates. An Underlying Fund may be permitted to use a wide variety of additional exchange-traded and over-the-counter derivatives, including options, futures contracts, swap contracts (including interest rate swaps, total return swaps, and credit default swaps), and hybrid instruments. An Underlying Fund may typically use these derivatives for hedging purposes, as a substitute for direct investments, to earn additional income, to gain exposure to securities or markets in which it might not be able to invest directly, or to adjust various portfolio characteristics, including the duration (interest rate volatility) of the Fund’s portfolio of debt securities. Use of derivatives by an Underlying Fund may create investment leverage. An Underlying Fund may enter into repurchase agreement transactions. An Underlying Fund may invest in mortgage-backed or other asset-backed securities. An Underlying Fund may enter into dollar roll or reverse repurchase agreement transactions. The Fund will bear a pro rata share of the Underlying Funds’ expenses. The Fund also bears all of the risks associated with the investment strategies used by the Underlying Funds.
Principal Risks
The following are the Principal Risks of the Fund. An investment in this Fund is not guaranteed. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund, including losses near, at, or after the target date. There is no guarantee that the Fund will provide adequate income at and through your retirement. Although the descriptions below refer to the risks relating to investment activities of the Fund, many of the risks arise due to the investment activities of the Underlying Funds. Certain risks relating to instruments and strategies used in the management of the Fund are placed first. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Allocation Risk The allocation of investments among the Underlying Funds’ different investment styles, such as equity or debt securities, or U.S. or non-U.S. securities, may have a more significant effect on the Fund’s net asset value when one of these investments is performing more poorly than the other. There is no assurance that allocation decisions will result in the desired effects. The limited universe of Underlying Funds and the requirement that a significant percentage of Fund assets be invested in mutual funds advised by MML Advisers, J.P. Morgan, or their affiliates as noted in “Principal Investment Strategies” may adversely affect Fund performance.
Risk of Investment in Other Funds or Pools The Fund is indirectly exposed to all of the risks of the Underlying Funds, including exchange-traded funds, in which it invests, including the risk that the Underlying Funds will not perform as expected. The Fund indirectly pays a portion of the expenses incurred by the Underlying Funds.
Tactical Allocation Risk The subadviser has discretion to make short- to intermediate-term tactical allocations that increase or decrease the exposure to asset classes and investments shown in the glide path. The Fund’s tactical allocation strategy may not be successful in adding value, may increase losses to the Fund, and/or cause the Fund to have a risk profile different than that portrayed in the glide path from time to time.
Bank Loans Risk Many of the risks associated with bank loans are similar to the risks of investing in below investment grade debt securities. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. Senior secured bank loans are typically supported by collateral; however the value of the collateral may be insufficient to cover the amount owed to the Fund, or the Fund may be prevented or delayed from realizing on the collateral. Some loans may be unsecured; unsecured loans generally present a greater risk of loss to the Fund if the issuer defaults. If the Fund relies on a third party to

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administer a loan, the Fund is subject to the risk that the third party will fail to perform its obligations. In addition, if the Fund holds only a participation interest in a loan made by a third party, the Fund’s receipt of payments on the loan will depend on the third party’s willingness and ability to make those payments to the Fund. The settlement time for certain loans is longer than the settlement time for many other types of investments, and the Fund may not receive the payment for a loan sold by it until well after the sale; that cash would be unavailable for payment of redemption proceeds or for reinvestment. Interests in some bank loans may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Fund believes to be a fair price.
Below Investment Grade Debt Securities Risk Below investment grade debt securities, commonly known as “junk” or “high yield” bonds, have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.
Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.
Commodities-Related Investments Risk Commodity prices (including precious metals) can be extremely volatile and exposure to commodities can cause the net asset value of the Fund’s shares to decline or fluctuate in a rapid and unpredictable manner. The values of physical commodities or commodity-linked derivative instruments may be affected by changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, international economic, political, and regulatory developments, or factors affecting a particular region, industry, or commodity. A liquid secondary market may not exist for certain commodity investments, which may make it difficult for the Fund to sell them at a desirable price or at the price at which it is carrying them.
Convertible Securities Risk Convertible securities are subject to the risks of both debt instruments and equity securities. The price of a convertible security may change in response to changes in price of the underlying equity security, the credit quality of the issuer, and interest rates. In general, the values of convertible securities tend to decline as interest rates rise and to rise when interest rates fall. A convertible security generally has less potential for gain or loss than the underlying equity security.
Credit Risk Credit risk is the risk that an issuer, guarantor, or liquidity provider of a fixed income security held by the Fund may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The Fund may also be exposed to the credit risk of its counterparty to repurchase agreements, reverse repurchase agreements, swap transactions, and other derivatives transactions, and to the counterparty’s ability or willingness to perform in accordance with the terms of the transaction. The value of such transactions to the Fund will depend on the willingness and ability of the counterparty to perform its obligations, including among other things the obligation to return collateral or margin to the Fund.
Defaulted and Distressed Securities Risk Because the issuer of such securities is in default and is likely to be in distressed financial condition, repayment of defaulted securities and obligations of distressed issuers (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring, or in bankruptcy or insolvency proceedings) is uncertain.
Derivatives Risk Derivatives can be highly volatile and involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect or benefit anticipated. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Many derivatives are traded in the over-the-counter market and not on exchanges.

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Dollar Roll and Reverse Repurchase Agreement Transaction Risk These transactions generally create leverage and subject the Fund to the credit risk of the counterparty.
Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, or investor confidence, or announcements of economic, political, or financial information.
Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Certain events, such as market or economic developments, regulatory or government actions, natural disasters, terrorist attacks, war, and other geopolitical events can have a dramatic adverse effect on the debt market and the overall liquidity of the market for fixed income securities. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. Fixed income securities are subject to interest rate risk (the risk that the value of a fixed income security will fall when interest rates rise), extension risk (the risk that the average life of a security will be extended through a slowing of principal payments), prepayment risk (the risk that a security will be prepaid and the Fund will be required to reinvest at a less favorable rate), and credit risk.
Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, industry, political, regulatory, and other conditions. Political, social, diplomatic, and economic developments, U.S. and foreign government action such as the imposition of currency or capital blockages, controls, or tariffs, economic and trade sanctions or embargoes, security suspensions, entering or exiting trade or other intergovernmental agreements, or the expropriation or nationalization of assets in a particular country, can cause dramatic declines in certain or all securities with exposure to that country and other countries. In the event of nationalization, expropriation, or other confiscation, the Fund could lose its entire foreign investment in a particular country. There may be quotas or other limits on the ability of the Fund (or clients of the Fund’s investment adviser or subadviser) to invest or maintain investments in securities of issuers in certain countries. Enforcing legal rights can be more difficult, costly, and limited in certain foreign countries, and can be particularly difficult against foreign governments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by changes in currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates. Frontier markets, a subset of emerging markets, generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to having abrupt changes in currency values, less mature markets and settlement practices, and lower trading volumes that could lead to greater price volatility and illiquidity. Non-U.S. transaction costs, such as brokerage commissions and custody costs may be higher than in the United States. In addition, foreign markets can react differently to market, economic, industry, political, regulatory, and other conditions than the U.S. market.

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Geographic Focus Risk When the Fund focuses investments on a particular country, group of countries, or geographic region, its performance will be closely tied to the market, currency, economic, political, or regulatory conditions and developments in those countries or that region, and could be more volatile than the performance of more geographically diversified funds.
Growth Company Risk The prices of growth securities are often highly sensitive to market fluctuations because of their heavy dependence on future earnings or cash flow expectations, and can be more volatile than the market in general.
Index Funds Risk Certain Underlying Funds may attempt to track the performance of a specified index. Therefore, securities may be purchased, retained, and sold by the Underlying Fund at times when an actively managed fund would not do so. If the value of securities that are heavily weighted in the index change, you can expect a greater risk of loss than would be the case if the Underlying Fund were less invested in such securities.
Inflation Risk The value of assets or income from the Fund’s investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions.
Inflation-Linked Securities Risk Such securities may change in value in response to actual or anticipated changes in inflation rates in a manner unanticipated by the Fund’s portfolio manager or investors generally. Inflation-linked securities are subject to fixed income securities risks. When inflation is low, declining, or negative, the Fund’s performance could lag the performance of more conventional bond funds.
Large Company Risk Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund’s investments in large-capitalization stocks to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Liquidity Risk Certain securities may be difficult (or impossible) to sell or certain positions may be difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time. The Fund may not receive the proceeds from the sale of certain investments for an extended period.
Management Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses.
Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.
Mortgage- and Asset-Backed Securities Risk Investments in mortgage- and asset-backed securities subject the Fund to credit risk, interest rate risk, extension risk, and prepayment risk, among other risks. Mortgage-backed and asset-backed securities not issued by a government agency generally involve greater credit risk than securities issued by government agencies. Payment of principal and interest generally depends on the cash flows generated by the underlying assets and the terms of the security. The types of mortgages (for example, residential or commercial mortgages) underlying securities held by the Fund may differ and be affected differently by market factors. Investments that receive only the interest portion or the principal portion of payments on the underlying assets may be highly volatile. Litigation with respect to the representations and warranties given in connection with the issuance of mortgage-backed securities can be an important consideration in investing in such securities, and the outcome of any such litigation could significantly impact the value of the Fund’s mortgage-backed investments.
Preferred Stock Risk Like other equity securities, preferred stock is subject to the risk that its value

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may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, changes in interest rates may adversely affect the value of a preferred stock that pays a fixed dividend.
Real Estate Risk; REIT Risk Real estate-related investments may decline in value as a result of factors affecting the real estate industry, such as the supply of real property in certain markets, changes in zoning laws, environmental regulations and other governmental action, delays in completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, losses due to natural disasters, and local and regional market conditions. Investments in REITs may be subject to risks similar to those associated with direct investment in real estate, as well as additional risks associated with equity investments. As a shareholder in a REIT, the Fund, and indirectly the Fund’s shareholders, would bear its ratable share of the REIT’s expenses and would at the same time continue to pay its own fees and expenses.
Repurchase Agreement Risk  These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.
Sector Risk The Fund may allocate more of its assets to particular industries or to particular economic, market, or industry sectors than to others. This could increase the volatility of the Fund’s portfolio, and the Fund’s performance may be more susceptible to developments affecting issuers in those industries or sectors than if the Fund invested more broadly.
Small and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of small and medium-sized companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Their shares can be less liquid than those of larger companies, especially during market declines. Small and medium-sized companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.
Sovereign Debt Obligations Risk Investments in debt securities issued by governments or by government agencies and instrumentalities involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. Many sovereign debt obligations may be rated below investment grade (“junk” or “high yield” bonds). Any restructuring of a sovereign debt obligation held by the Fund will likely have a significant adverse effect on the value of the obligation. In the event of default of sovereign debt, the Fund may be unable to pursue legal action against the sovereign issuer or to realize on collateral securing the debt.
U.S. Government Securities Risk Obligations of certain U.S. Government agencies and instrumentalities are not backed by the full faith and credit of the U.S. Government, and there can be no assurance that the U.S. Government would provide financial support to such agencies and instrumentalities.
Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.
Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock the investment adviser or subadviser judges to be undervalued may actually be appropriately priced.
When-Issued, Delayed Delivery, TBA, and Forward Commitment Transaction Risk These transactions may create leverage and involve a risk of loss if the value of the securities declines prior to settlement.
Performance Information
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Service Class shares. The table shows how the Fund’s average annual returns for 1 and 5 years, and since inception, compare with those of a broad measure of market performance. The Fund’s name and investment strategy changed on September 24, 2018. The performance results shown below would not necessarily have been achieved had the Fund’s current investment strategy been in effect for the entire period for which performance results are presented. Performance for Class A shares of the Fund reflects any applicable sales charge. Performance for Class I, Class R5, Class R4, and Class R3 shares of the Fund for periods prior to their inception date (04/01/14) is based on the

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performance of Service Class shares, adjusted for Class R4 and Class R3 shares to reflect Class R4 and Class R3 expenses. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.
Annual Performance
Service Class Shares
Highest Quarter:	1Q ’12,	10.83%	Lowest Quarter:	3Q ’11,	–14.87%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Service Class only. After-tax returns for other classes will vary.
Average Annual Total Returns
(for the periods ended December 31, 2019)
		One Year	Five Years	Since Inception (04/01/10)
Service Class	Return Before Taxes	19.20%	6.56%	7.97%
	Return After Taxes on Distributions	16.80%	4.69%	6.43%
	Return After Taxes on Distributions and Sale of Fund Shares	12.60%	4.67%	6.08%
Class I	Return Before Taxes	19.54%	6.77%	8.09%
Class R5	Return Before Taxes	19.33%	6.69%	8.04%
Administrative Class	Return Before Taxes	19.12%	6.45%	7.88%
Class A	Return Before Taxes	12.29%	5.01%	6.96%
		One Year	Five Years	Since Inception (04/01/10)
Class R4	Return Before Taxes	18.94%	6.30%	7.70%
Class R3	Return Before Taxes	18.72%	6.04%	7.45%
S&P Target Date 2025 Index (reflects no deduction for fees, expenses, or taxes)		18.38%	6.73%	8.13%
MANAGEMENT
Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)
Subadviser(s): J.P. Morgan Investment Management Inc. (“J.P. Morgan”)
Portfolio Manager(s):
Frederick (Rick) Schulitz, CFA, CAIA is Head of Asset Allocation and a portfolio manager at MML Advisers. He has managed the Fund since its inception (April 2010).
Anne Lester is a Managing Director, the Head of Retirement Solutions, and a portfolio manager at J.P. Morgan. She has managed the Fund since September 2018.
Daniel Oldroyd, CFA, CAIA is a Managing Director, the Head of Target Date Strategies, and a portfolio manager at J.P. Morgan. He has managed the Fund since September 2018.
Silvia Trillo is a Managing Director and portfolio manager at J.P. Morgan. She has managed the Fund since February 2020.
PURCHASE AND SALE OF FUND SHARES
Shares of the Fund are generally available to retirement plans, other institutional investors, and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone, or internet (available to certain customers).
TAX INFORMATION
The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains, unless you are an investor eligible for preferential tax treatment.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MML Advisers or its affiliates, or

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others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

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MassMutual RetireSMARTSM by JPMorgan 2030 Fund
INVESTMENT OBJECTIVE
The Fund seeks total return through its asset allocation, which is designed to become more conservative over time. As the Fund approaches and passes the target retirement date, the Fund’s objective will shift to seeking current income and some capital appreciation.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class beginning on page 173 of the Fund’s Prospectus or from your financial professional.
Shareholder Fees (fees paid directly from your investment)
	Class I	Class R5	Service Class	Adminis- trative Class	Class A	Class R4	Class R3
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	None	5.50%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class R5	Service Class	Adminis- trative Class	Class A	Class R4	Class R3
Management Fees	.00%	.00%	.00%	.00%	.00%	.00%	.00%
Distribution and Service (Rule 12b-1) Fees	None	None	None	None	.25%	.25%	.50%
Other Expenses	.06%	.16%	.26%	.36%	.36%	.26%	.26%
Acquired Fund Fees and Expenses	.48%	.48%	.48%	.48%	.48%	.48%	.48%
Total Annual Fund Operating Expenses(1)	.54%	.64%	.74%	.84%	1.09%	.99%	1.24%
Expense Reimbursement	(.02%)	(.02%)	(.02%)	(.02%)	(.02%)	(.02%)	(.02%)
Total Annual Fund Operating Expenses after Expense Reimbursement(2)	.52%	.62%	.72%	.82%	1.07%	.97%	1.22%
(1)
Because Total Annual Fund Operating Expenses include Acquired Fund Fees and Expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in the Prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

(2)
The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through January 31, 2021, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed .04%, .14%, .24%, .34%, .59%, .49%, and .74% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively. The Total Annual Fund Operating Expenses after Expense Reimbursement shown in the above table may exceed these amounts, because, as noted in the previous sentence, certain fees and expenses are excluded from the cap. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MML Advisers.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I	$53	$171	$300	$675
Class R5	$63	$203	$355	$796
Service Class	$74	$235	$410	$917
Administrative Class	$84	$266	$464	$1,035
Class A	$653	$876	$1,116	$1,804
Class R4	$99	$313	$545	$1,211
Class R3	$124	$391	$679	$1,498
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 39% of the average value of its portfolio.

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INVESTMENTS, RISKS, AND PERFORMANCE
Principal Investment Strategies
The Fund is a “fund of funds” and seeks to achieve its investment objective by investing in a combination of U.S. domestic and international mutual funds (“Underlying Funds”) using an asset allocation strategy designed for investors expecting to retire at age 65 around the year 2030 and likely to stop making new investments in the Fund at or around that time. Underlying Funds will include a combination of MassMutual Select Funds and MassMutual Premier Funds (advised by MML Investment Advisers, LLC (“MML Advisers”), a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”)) and J.P. Morgan Funds (advised by J.P. Morgan Investment Management Inc. (“J.P. Morgan”) or its affiliates), and may also include Barings Funds (advised by Barings LLC (“Barings”), a wholly-owned, indirect subsidiary of MassMutual) and other, non-affiliated mutual funds. The Underlying Funds may invest in various asset classes, including equity securities, fixed income securities, and money market instruments. Underlying Funds may also invest some or all of their assets in commodities or commodities-related investments. Non-affiliated Underlying Funds in which the Fund may invest are typically passively managed funds that seek to track the performance of a particular market index, which may be broad-based or relate to a particular sector, market, region, or industry. The Fund is advised by MML Advisers and subadvised by J.P. Morgan. J.P. Morgan has responsibility for determining the Fund’s strategic asset allocation (its “glide path”) and tactical asset allocation. MML Advisers has overall responsibility for the Fund and for implementing those allocations through the selection of, and allocations to, Underlying Funds. Most of the Fund’s assets will typically be invested in mutual funds advised by MML Advisers, J.P. Morgan, or their affiliates, including typically a 15% to 35% allocation to mutual funds advised or subadvised by J.P. Morgan or its affiliates.
The Fund’s assets are allocated among Underlying Funds according to an asset allocation strategy that generally becomes increasingly conservative until it reaches its most conservative strategic target allocations by the end of 2030. It is intended that the Fund’s strategic target allocations will approximate those of the MassMutual RetireSMART by JPMorgan In Retirement Fund by the end of 2030. As the Fund reaches 2030 and investors redeem shares of the Fund, the Fund’s annual fund operating expenses may increase because certain fixed costs of the Fund would be shared by a smaller pool of assets. When the strategic target allocations of the Fund are substantially the same as those of the MassMutual RetireSMART by JPMorgan In Retirement Fund, the Fund may be merged into the MassMutual RetireSMART by JPMorgan In Retirement Fund at the discretion of the Fund’s Board of Trustees (“Trustees”) without a vote of shareholders. For more information, see “MassMutual RetireSMART by JPMorgan Funds” in the section titled Additional Information Regarding Investment Objectives and Principal Investment Strategies beginning on page 148 of the Fund’s Prospectus.
The glide path depicted in the chart below shows how the Fund’s strategic target allocations among asset and sub-asset classes generally become more conservative as the target retirement date approaches (typically more emphasis on fixed income and less on equity). The table accompanying the chart is simply the glide path in tabular form. The glide path below shows the Fund’s strategic target allocations initially established in 2020.

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Strategic Target Allocations(1)
Years to Target Date	40+	35	30	25	20	15	10	5	0	-5	-10
Equity	91.0%	91.0%	91.0%	91.0%	82.0%	73.0%	61.0%	48.5%	32.5%	32.5%	32.5%
U.S. Large Cap Equity Funds	40.0%	40.0%	40.0%	40.0%	36.0%	32.1%	26.8%	21.3%	14.3%	14.3%	14.3%
U.S. Small/Mid Cap Equity Funds	9.2%	9.2%	9.2%	9.2%	8.3%	7.4%	6.2%	4.9%	3.3%	3.3%	3.3%
REIT Funds	5.5%	5.5%	5.5%	5.5%	5.0%	4.4%	3.7%	2.9%	2.0%	2.0%	2.0%
International Equity Funds	27.3%	27.3%	27.3%	27.3%	24.6%	21.9%	18.3%	14.6%	9.8%	9.8%	9.8%
Emerging Markets Equity Funds	9.1%	9.1%	9.1%	9.1%	8.2%	7.3%	6.1%	4.9%	3.3%	3.3%	3.3%
Commodities	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Commodities Funds	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Fixed Income	9.0%	9.0%	9.0%	9.0%	18.0%	27.0%	39.0%	51.5%	62.5%	62.5%	62.5%
U.S. Fixed Income Funds	6.1%	6.1%	6.1%	6.1%	13.7%	21.6%	31.2%	38.2%	41.3%	41.3%	41.3%
Inflation Managed Funds	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	3.0%	7.5%	7.5%	7.5%
High Yield Funds	2.0%	2.0%	2.0%	2.0%	2.8%	3.4%	5.0%	7.2%	10.0%	10.0%	10.0%
Emerging Markets Debt Funds	1.0%	1.0%	1.0%	1.0%	1.5%	2.0%	2.8%	3.2%	3.8%	3.8%	3.8%
Money Market/Cash and Cash Equivalents	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	5.0%	5.0%	5.0%
Money Market Funds/Cash and Cash Equivalents	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	5.0%	5.0%	5.0%

(1)
As of February 1, 2020, the Fund utilizes Underlying Funds to implement its strategic target allocations.

Note:  Above allocations may not sum up to 100% due to rounding.
The Fund’s actual allocations at any time will likely differ from those shown in the glide path and table above due to a number of factors, including, among others, changes made by J.P. Morgan to those strategic target allocations or changes arising from tactical allocations of the Fund’s investments, cash flows into and out of the Fund, and appreciation/depreciation of the Fund’s investments in different asset classes. In establishing the Fund’s strategic target allocations, J.P. Morgan attempts to develop a strategic allocation of the Fund’s assets that it believes will outperform the S&P Target Date 2030 Index (the Fund’s broad benchmark) over the long term. J.P. Morgan bases the Fund’s strategic target allocation on its forward looking, long term capital markets assumptions and other factors it considers appropriate in light of the Fund’s investment strategy. J.P. Morgan may review the Fund’s strategic target allocations at any time in its discretion, in light of changes in its forward looking, long term capital markets assumptions and other factors it considers appropriate in light of the Fund’s investment strategy, and will in any event review the strategic target allocations at least annually (generally, in the first quarter of each calendar year). J.P. Morgan may adjust the strategic target allocations in its discretion at any time, in response to longer-term considerations, consistent with the Fund’s investment strategy. These changes might include modifying the existing strategic target allocations among the asset and sub-asset classes or, among

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other things, adding or removing asset and sub-asset classes, or maintaining long-term strategic target allocations for longer or shorter periods of time. The changes in the Fund’s strategic target allocations in any year will not typically cause the Fund’s actual strategic target allocations to vary from the allocations shown in the Fund’s Prospectus at the time by more than 5% for the equity, fixed income, money market/cash and cash equivalents, or commodity asset class or any specific sub-asset class. In addition, J.P. Morgan may vary the Fund’s allocations from its strategic allocations by making tactical allocations from time to time to take advantage of short- to intermediate-term opportunities or to avoid short- to intermediate-term challenges. These tactical allocations may cause the Fund’s asset allocations at any given time to vary from the strategic target allocations shown in the Fund’s Prospectus at the time by up to an additional 15% for the fixed income asset class (which may in turn cause the allocation to any fixed income sub-asset class to vary from its target allocation by the same additional amount), 15% for the equity asset class (which may in turn cause the allocation to any equity sub-asset class to vary from its target allocation by the same additional amount), 20% for the money market/cash and cash equivalents asset class (which may in turn cause the allocation to any money market/cash and cash equivalents sub-asset class to vary from its target allocation by the same additional amount), and 5% for the commodity asset class (which may in turn cause the allocation to any commodity sub-asset class to vary from its target allocation by the same additional amount).
The Fund will normally invest most of its assets in Underlying Funds advised by MML Advisers, J.P. Morgan, or their affiliates (which may include a fund or funds subadvised by J.P. Morgan); the Fund will normally invest no more than 20% of its assets in mutual funds not advised by MML Advisers, J.P. Morgan, or their affiliates (referred to here as “non-affiliated” funds). MML Advisers will select Underlying Funds from among mutual funds advised by it or its affiliates or J.P. Morgan or its affiliates even though they may have higher expense ratios or less favorable historical performance than non-affiliated funds, and MML Advisers will have no obligation to select the least expensive or best performing funds available to serve as Underlying Funds. In addition, MML Advisers will likely seek to invest assets in funds advised or subadvised by J.P. Morgan or its affiliates in an amount sufficient to ensure an appropriate level of revenue to J.P. Morgan. J.P. Morgan will be subject to a conflict of interest in determining the Fund’s assets allocations, because it might expect to benefit financially by allocating the Fund’s assets to asset classes where MML Advisers would be likely to invest in mutual funds advised or subadvised by J.P. Morgan or its affiliates. These conflicts of interest may result in a portfolio of Underlying Funds that achieves a level of performance, or incurs higher fees, less favorable to the Fund than if MML Advisers or J.P. Morgan did not consider such factors or was not subject to such conflicts of interest. There may be circumstances where MML Advisers’ possession of non-public information regarding an Underlying Fund will limit the ability of the Fund to buy or sell shares in that Underlying Fund when it might otherwise do so, which might adversely affect the investment performance of the Fund.
The table below shows the Fund’s approximate allocation, as of January 17, 2020, to Underlying Funds in which the Fund invests 5% or more of its assets. Other Underlying Funds in which the Fund invests are listed under “Additional Information Regarding Investment Objectives and Principal Investment Strategies” in the Fund’s Prospectus. MML Advisers may modify the selection of Underlying Funds at any time and from time to time, and may invest the Fund’s assets in additional or different Underlying Funds, including Funds that may be created in the future. At any given time, the Fund’s allocations to Underlying Funds may be affected by a variety of factors (such as, for example, whether an Underlying Fund is accepting additional investments). Actual allocations to Underlying Funds are available in the Fund’s shareholder reports and at http://www.massmutual.com/funds from time to time. A brief description of the Underlying Funds is included in Appendix D of the Statement of Additional Information (“SAI”).
MM Select Equity Asset (J.P. Morgan)	15.2%
Select Overseas (MFS/Harris)	9.1%
Premier Core Bond (Barings)	12.6%
Through its investments in Underlying Funds, the Fund will be exposed to a wide range of securities and other instruments with differing characteristics (such as credit quality, duration, geography, industry, and market capitalization), which may include without limitation equity securities of small-, mid-, or large-capitalization U.S. or non-U.S. issuers, fixed income securities of U.S. or non-U.S. private or governmental issuers (including “junk” or “high yield” bonds, including securities

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in default), inflation-protected securities, bank loans, and short-term investments of any kind. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, real estate investment trusts (“REITs”), rights, and warrants. An Underlying Fund may engage in foreign currency exchange transactions, including forward contracts, options on currency, futures contracts, and swap contracts, to take long or short positions in foreign currencies in order to enhance its investment return or to attempt to protect against adverse changes in currency exchange rates. An Underlying Fund may be permitted to use a wide variety of additional exchange-traded and over-the-counter derivatives, including options, futures contracts, swap contracts (including interest rate swaps, total return swaps, and credit default swaps), and hybrid instruments. An Underlying Fund may typically use these derivatives for hedging purposes, as a substitute for direct investments, to earn additional income, to gain exposure to securities or markets in which it might not be able to invest directly, or to adjust various portfolio characteristics, including the duration (interest rate volatility) of the Fund’s portfolio of debt securities. Use of derivatives by an Underlying Fund may create investment leverage. An Underlying Fund may enter into repurchase agreement transactions. An Underlying Fund may invest in mortgage-backed or other asset-backed securities. An Underlying Fund may enter into dollar roll or reverse repurchase agreement transactions. The Fund will bear a pro rata share of the Underlying Funds’ expenses. The Fund also bears all of the risks associated with the investment strategies used by the Underlying Funds.
Principal Risks
The following are the Principal Risks of the Fund. An investment in this Fund is not guaranteed. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund, including losses near, at, or after the target date. There is no guarantee that the Fund will provide adequate income at and through your retirement. Although the descriptions below refer to the risks relating to investment activities of the Fund, many of the risks arise due to the investment activities of the Underlying Funds. Certain risks relating to instruments and strategies used in the management of the Fund are placed first. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Allocation Risk The allocation of investments among the Underlying Funds’ different investment styles, such as equity or debt securities, or U.S. or non-U.S. securities, may have a more significant effect on the Fund’s net asset value when one of these investments is performing more poorly than the other. There is no assurance that allocation decisions will result in the desired effects. The limited universe of Underlying Funds and the requirement that a significant percentage of Fund assets be invested in mutual funds advised by MML Advisers, J.P. Morgan, or their affiliates as noted in “Principal Investment Strategies” may adversely affect Fund performance.
Risk of Investment in Other Funds or Pools The Fund is indirectly exposed to all of the risks of the Underlying Funds, including exchange-traded funds, in which it invests, including the risk that the Underlying Funds will not perform as expected. The Fund indirectly pays a portion of the expenses incurred by the Underlying Funds.
Tactical Allocation Risk The subadviser has discretion to make short- to intermediate-term tactical allocations that increase or decrease the exposure to asset classes and investments shown in the glide path. The Fund’s tactical allocation strategy may not be successful in adding value, may increase losses to the Fund, and/or cause the Fund to have a risk profile different than that portrayed in the glide path from time to time.
Bank Loans Risk Many of the risks associated with bank loans are similar to the risks of investing in below investment grade debt securities. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. Senior secured bank loans are typically supported by collateral; however the value of the collateral may be insufficient to cover the amount owed to the Fund, or the Fund may be prevented or delayed from realizing on the collateral. Some loans may be unsecured; unsecured loans generally present a greater risk of loss to the Fund if the issuer defaults. If the Fund relies on a third party to administer a loan, the Fund is subject to the risk that the third party will fail to perform its obligations. In addition, if the Fund holds only a

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participation interest in a loan made by a third party, the Fund’s receipt of payments on the loan will depend on the third party’s willingness and ability to make those payments to the Fund. The settlement time for certain loans is longer than the settlement time for many other types of investments, and the Fund may not receive the payment for a loan sold by it until well after the sale; that cash would be unavailable for payment of redemption proceeds or for reinvestment. Interests in some bank loans may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Fund believes to be a fair price.
Below Investment Grade Debt Securities Risk Below investment grade debt securities, commonly known as “junk” or “high yield” bonds, have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.
Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.
Commodities-Related Investments Risk Commodity prices (including precious metals) can be extremely volatile and exposure to commodities can cause the net asset value of the Fund’s shares to decline or fluctuate in a rapid and unpredictable manner. The values of physical commodities or commodity-linked derivative instruments may be affected by changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, international economic, political, and regulatory developments, or factors affecting a particular region, industry, or commodity. A liquid secondary market may not exist for certain commodity investments, which may make it difficult for the Fund to sell them at a desirable price or at the price at which it is carrying them.
Convertible Securities Risk Convertible securities are subject to the risks of both debt instruments and equity securities. The price of a convertible security may change in response to changes in price of the underlying equity security, the credit quality of the issuer, and interest rates. In general, the values of convertible securities tend to decline as interest rates rise and to rise when interest rates fall. A convertible security generally has less potential for gain or loss than the underlying equity security.
Credit Risk Credit risk is the risk that an issuer, guarantor, or liquidity provider of a fixed income security held by the Fund may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The Fund may also be exposed to the credit risk of its counterparty to repurchase agreements, reverse repurchase agreements, swap transactions, and other derivatives transactions, and to the counterparty’s ability or willingness to perform in accordance with the terms of the transaction. The value of such transactions to the Fund will depend on the willingness and ability of the counterparty to perform its obligations, including among other things the obligation to return collateral or margin to the Fund.
Defaulted and Distressed Securities Risk Because the issuer of such securities is in default and is likely to be in distressed financial condition, repayment of defaulted securities and obligations of distressed issuers (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring, or in bankruptcy or insolvency proceedings) is uncertain.
Derivatives Risk Derivatives can be highly volatile and involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect or benefit anticipated. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Many derivatives are traded in the over-the-counter market and not on exchanges.

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Dollar Roll and Reverse Repurchase Agreement Transaction Risk These transactions generally create leverage and subject the Fund to the credit risk of the counterparty.
Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, or investor confidence, or announcements of economic, political, or financial information.
Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Certain events, such as market or economic developments, regulatory or government actions, natural disasters, terrorist attacks, war, and other geopolitical events can have a dramatic adverse effect on the debt market and the overall liquidity of the market for fixed income securities. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. Fixed income securities are subject to interest rate risk (the risk that the value of a fixed income security will fall when interest rates rise), extension risk (the risk that the average life of a security will be extended through a slowing of principal payments), prepayment risk (the risk that a security will be prepaid and the Fund will be required to reinvest at a less favorable rate), and credit risk.
Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, industry, political, regulatory, and other conditions. Political, social, diplomatic, and economic developments, U.S. and foreign government action such as the imposition of currency or capital blockages, controls, or tariffs, economic and trade sanctions or embargoes, security suspensions, entering or exiting trade or other intergovernmental agreements, or the expropriation or nationalization of assets in a particular country, can cause dramatic declines in certain or all securities with exposure to that country and other countries. In the event of nationalization, expropriation, or other confiscation, the Fund could lose its entire foreign investment in a particular country. There may be quotas or other limits on the ability of the Fund (or clients of the Fund’s investment adviser or subadviser) to invest or maintain investments in securities of issuers in certain countries. Enforcing legal rights can be more difficult, costly, and limited in certain foreign countries, and can be particularly difficult against foreign governments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by changes in currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates. Frontier markets, a subset of emerging markets, generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to having abrupt changes in currency values, less mature markets and settlement practices, and lower trading volumes that could lead to greater price volatility and illiquidity. Non-U.S. transaction costs, such as brokerage commissions and custody costs may be higher than in the United States. In addition, foreign markets can react differently to market, economic, industry, political, regulatory, and other conditions than the U.S. market.

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Geographic Focus Risk When the Fund focuses investments on a particular country, group of countries, or geographic region, its performance will be closely tied to the market, currency, economic, political, or regulatory conditions and developments in those countries or that region, and could be more volatile than the performance of more geographically diversified funds.
Growth Company Risk The prices of growth securities are often highly sensitive to market fluctuations because of their heavy dependence on future earnings or cash flow expectations, and can be more volatile than the market in general.
Index Funds Risk Certain Underlying Funds may attempt to track the performance of a specified index. Therefore, securities may be purchased, retained, and sold by the Underlying Fund at times when an actively managed fund would not do so. If the value of securities that are heavily weighted in the index change, you can expect a greater risk of loss than would be the case if the Underlying Fund were less invested in such securities.
Inflation Risk The value of assets or income from the Fund’s investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions.
Inflation-Linked Securities Risk Such securities may change in value in response to actual or anticipated changes in inflation rates in a manner unanticipated by the Fund’s portfolio manager or investors generally. Inflation-linked securities are subject to fixed income securities risks. When inflation is low, declining, or negative, the Fund’s performance could lag the performance of more conventional bond funds.
Large Company Risk Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund’s investments in large-capitalization stocks to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Liquidity Risk Certain securities may be difficult (or impossible) to sell or certain positions may be difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time. The Fund may not receive the proceeds from the sale of certain investments for an extended period.
Management Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses.
Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.
Mortgage- and Asset-Backed Securities Risk Investments in mortgage- and asset-backed securities subject the Fund to credit risk, interest rate risk, extension risk, and prepayment risk, among other risks. Mortgage-backed and asset-backed securities not issued by a government agency generally involve greater credit risk than securities issued by government agencies. Payment of principal and interest generally depends on the cash flows generated by the underlying assets and the terms of the security. The types of mortgages (for example, residential or commercial mortgages) underlying securities held by the Fund may differ and be affected differently by market factors. Investments that receive only the interest portion or the principal portion of payments on the underlying assets may be highly volatile. Litigation with respect to the representations and warranties given in connection with the issuance of mortgage-backed securities can be an important consideration in investing in such securities, and the outcome of any such litigation could significantly impact the value of the Fund’s mortgage-backed investments.
Preferred Stock Risk Like other equity securities, preferred stock is subject to the risk that its value

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may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, changes in interest rates may adversely affect the value of a preferred stock that pays a fixed dividend.
Real Estate Risk; REIT Risk Real estate-related investments may decline in value as a result of factors affecting the real estate industry, such as the supply of real property in certain markets, changes in zoning laws, environmental regulations and other governmental action, delays in completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, losses due to natural disasters, and local and regional market conditions. Investments in REITs may be subject to risks similar to those associated with direct investment in real estate, as well as additional risks associated with equity investments. As a shareholder in a REIT, the Fund, and indirectly the Fund’s shareholders, would bear its ratable share of the REIT’s expenses and would at the same time continue to pay its own fees and expenses.
Repurchase Agreement Risk  These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.
Sector Risk The Fund may allocate more of its assets to particular industries or to particular economic, market, or industry sectors than to others. This could increase the volatility of the Fund’s portfolio, and the Fund’s performance may be more susceptible to developments affecting issuers in those industries or sectors than if the Fund invested more broadly.
Small and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of small and medium-sized companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Their shares can be less liquid than those of larger companies, especially during market declines. Small and medium-sized companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.
Sovereign Debt Obligations Risk Investments in debt securities issued by governments or by government agencies and instrumentalities involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. Many sovereign debt obligations may be rated below investment grade (“junk” or “high yield” bonds). Any restructuring of a sovereign debt obligation held by the Fund will likely have a significant adverse effect on the value of the obligation. In the event of default of sovereign debt, the Fund may be unable to pursue legal action against the sovereign issuer or to realize on collateral securing the debt.
U.S. Government Securities Risk Obligations of certain U.S. Government agencies and instrumentalities are not backed by the full faith and credit of the U.S. Government, and there can be no assurance that the U.S. Government would provide financial support to such agencies and instrumentalities.
Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.
Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock the investment adviser or subadviser judges to be undervalued may actually be appropriately priced.
When-Issued, Delayed Delivery, TBA, and Forward Commitment Transaction Risk These transactions may create leverage and involve a risk of loss if the value of the securities declines prior to settlement.
Performance Information
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Service Class shares. The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. The Fund’s name and investment strategy changed on September 24, 2018. The performance results shown below would not necessarily have been achieved had the Fund’s current investment strategy been in effect for the entire period for which performance results are presented. Performance for Class A shares of the Fund reflects any applicable sales charge. Performance for Class I, Class R5, and Class R4 shares of the Fund for periods prior to their inception date (04/01/14) is based on the performance of Service

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Class shares, adjusted for Class R4 shares to reflect Class R4 expenses. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.
Annual Performance
Service Class Shares
Highest Quarter:	3Q '10,	12.06%	Lowest Quarter:	3Q '11,	–15.56%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Service Class only. After-tax returns for other classes will vary.
Average Annual Total Returns
(for the periods ended December 31, 2019)
		One Year	Five Years	Ten Years
Service Class	Return Before Taxes	21.27%	7.05%	8.58%
	Return After Taxes on Distributions	18.51%	4.97%	7.24%
	Return After Taxes on Distributions and Sale of Fund Shares	14.20%	5.05%	6.69%
Class I	Return Before Taxes	21.58%	7.29%	8.71%
Class R5	Return Before Taxes	21.46%	7.16%	8.63%
Administrative Class	Return Before Taxes	21.19%	6.95%	8.49%
Class A	Return Before Taxes	14.17%	5.48%	7.56%
Class R4	Return Before Taxes	20.96%	6.79%	8.30%
		One Year	Five Years	Ten Years
Class R3	Return Before Taxes	20.64%	6.51%	7.94%
S&P Target Date 2030 Index (reflects no deduction for fees, expenses, or taxes)		20.38%	7.27%	8.66%
MANAGEMENT
Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)
Subadviser(s): J.P. Morgan Investment Management Inc. (“J.P. Morgan”)
Portfolio Manager(s):
Frederick (Rick) Schulitz, CFA, CAIA is Head of Asset Allocation and a portfolio manager at MML Advisers. He has managed the Fund since December 2006.
Anne Lester is a Managing Director, the Head of Retirement Solutions, and a portfolio manager at J.P. Morgan. She has managed the Fund since September 2018.
Daniel Oldroyd, CFA, CAIA is a Managing Director, the Head of Target Date Strategies, and a portfolio manager at J.P. Morgan. He has managed the Fund since September 2018.
Silvia Trillo is a Managing Director and portfolio manager at J.P. Morgan. She has managed the Fund since February 2020.
PURCHASE AND SALE OF FUND SHARES
Shares of the Fund are generally available to retirement plans, other institutional investors, and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone, or internet (available to certain customers).
TAX INFORMATION
The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains, unless you are an investor eligible for preferential tax treatment.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MML Advisers or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary.

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These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

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MassMutual RetireSMARTSM by JPMorgan 2035 Fund
INVESTMENT OBJECTIVE
The Fund seeks total return through its asset allocation, which is designed to become more conservative over time. As the Fund approaches and passes the target retirement date, the Fund’s objective will shift to seeking current income and some capital appreciation.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class beginning on page 173 of the Fund’s Prospectus or from your financial professional.
Shareholder Fees (fees paid directly from your investment)
	Class I	Class R5	Service Class	Adminis- trative Class	Class A	Class R4	Class R3
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	None	5.50%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class R5	Service Class	Adminis- trative Class	Class A	Class R4	Class R3
Management Fees	.00%	.00%	.00%	.00%	.00%	.00%	.00%
Distribution and Service (Rule 12b-1) Fees	None	None	None	None	.25%	.25%	.50%
Other Expenses	.12%	.22%	.32%	.42%	.42%	.32%	.32%
Acquired Fund Fees and Expenses	.49%	.49%	.49%	.49%	.49%	.49%	.49%
Total Annual Fund Operating Expenses(1)	.61%	.71%	.81%	.91%	1.16%	1.06%	1.31%
Expense Reimbursement	(.07%)	(.07%)	(.07%)	(.07%)	(.07%)	(.07%)	(.07%)
Total Annual Fund Operating Expenses after Expense Reimbursement(2)	.54%	.64%	.74%	.84%	1.09%	.99%	1.24%
(1)
Because Total Annual Fund Operating Expenses include Acquired Fund Fees and Expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in the Prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

(2)
The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through January 31, 2021, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed .05%, .15%, .25%, .35%, .60%, .50%, and .75% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively. The Total Annual Fund Operating Expenses after Expense Reimbursement shown in the above table may exceed these amounts, because, as noted in the previous sentence, certain fees and expenses are excluded from the cap. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MML Advisers.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I	$55	$188	$333	$755
Class R5	$65	$220	$388	$876
Service Class	$76	$252	$443	$995
Administrative Class	$86	$283	$497	$1,113
Class A	$655	$892	$1,147	$1,876
Class R4	$101	$330	$578	$1,288
Class R3	$126	$408	$711	$1,573
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 50% of the average value of its portfolio.

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INVESTMENTS, RISKS, AND PERFORMANCE
Principal Investment Strategies
The Fund is a “fund of funds” and seeks to achieve its investment objective by investing in a combination of U.S. domestic and international mutual funds (“Underlying Funds”) using an asset allocation strategy designed for investors expecting to retire at age 65 around the year 2035 and likely to stop making new investments in the Fund at or around that time. Underlying Funds will include a combination of MassMutual Select Funds and MassMutual Premier Funds (advised by MML Investment Advisers, LLC (“MML Advisers”), a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”)) and J.P. Morgan Funds (advised by J.P. Morgan Investment Management Inc. (“J.P. Morgan”) or its affiliates), and may also include Barings Funds (advised by Barings LLC (“Barings”), a wholly-owned, indirect subsidiary of MassMutual) and other, non-affiliated mutual funds. The Underlying Funds may invest in various asset classes, including equity securities, fixed income securities, and money market instruments. Underlying Funds may also invest some or all of their assets in commodities or commodities-related investments. Non-affiliated Underlying Funds in which the Fund may invest are typically passively managed funds that seek to track the performance of a particular market index, which may be broad-based or relate to a particular sector, market, region, or industry. The Fund is advised by MML Advisers and subadvised by J.P. Morgan. J.P. Morgan has responsibility for determining the Fund’s strategic asset allocation (its “glide path”) and tactical asset allocation. MML Advisers has overall responsibility for the Fund and for implementing those allocations through the selection of, and allocations to, Underlying Funds. Most of the Fund’s assets will typically be invested in mutual funds advised by MML Advisers, J.P. Morgan, or their affiliates, including typically a 15% to 35% allocation to mutual funds advised or subadvised by J.P. Morgan or its affiliates.
The Fund’s assets are allocated among Underlying Funds according to an asset allocation strategy that generally becomes increasingly conservative until it reaches its most conservative strategic target allocations by the end of 2035. It is intended that the Fund’s strategic target allocations will approximate those of the MassMutual RetireSMART by JPMorgan In Retirement Fund by the end of 2035. As the Fund reaches 2035 and investors redeem shares of the Fund, the Fund’s annual fund operating expenses may increase because certain fixed costs of the Fund would be shared by a smaller pool of assets. When the strategic target allocations of the Fund are substantially the same as those of the MassMutual RetireSMART by JPMorgan In Retirement Fund, the Fund may be merged into the MassMutual RetireSMART by JPMorgan In Retirement Fund at the discretion of the Fund’s Board of Trustees (“Trustees”) without a vote of shareholders. For more information, see “MassMutual RetireSMART by JPMorgan Funds” in the section titled Additional Information Regarding Investment Objectives and Principal Investment Strategies beginning on page 148 of the Fund’s Prospectus.
The glide path depicted in the chart below shows how the Fund’s strategic target allocations among asset and sub-asset classes generally become more conservative as the target retirement date approaches (typically more emphasis on fixed income and less on equity). The table accompanying the chart is simply the glide path in tabular form. The glide path below shows the Fund’s strategic target allocations initially established in 2020.

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Strategic Target Allocations(1)
Years to Target Date	40+	35	30	25	20	15	10	5	0	-5	-10
Equity	91.0%	91.0%	91.0%	91.0%	82.0%	73.0%	61.0%	48.5%	32.5%	32.5%	32.5%
U.S. Large Cap Equity Funds	40.0%	40.0%	40.0%	40.0%	36.0%	32.1%	26.8%	21.3%	14.3%	14.3%	14.3%
U.S. Small/Mid Cap Equity Funds	9.2%	9.2%	9.2%	9.2%	8.3%	7.4%	6.2%	4.9%	3.3%	3.3%	3.3%
REIT Funds	5.5%	5.5%	5.5%	5.5%	5.0%	4.4%	3.7%	2.9%	2.0%	2.0%	2.0%
International Equity Funds	27.3%	27.3%	27.3%	27.3%	24.6%	21.9%	18.3%	14.6%	9.8%	9.8%	9.8%
Emerging Markets Equity Funds	9.1%	9.1%	9.1%	9.1%	8.2%	7.3%	6.1%	4.9%	3.3%	3.3%	3.3%
Commodities	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Commodities Funds	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Fixed Income	9.0%	9.0%	9.0%	9.0%	18.0%	27.0%	39.0%	51.5%	62.5%	62.5%	62.5%
U.S. Fixed Income Funds	6.1%	6.1%	6.1%	6.1%	13.7%	21.6%	31.2%	38.2%	41.3%	41.3%	41.3%
Inflation Managed Funds	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	3.0%	7.5%	7.5%	7.5%
High Yield Funds	2.0%	2.0%	2.0%	2.0%	2.8%	3.4%	5.0%	7.2%	10.0%	10.0%	10.0%
Emerging Markets Debt Funds	1.0%	1.0%	1.0%	1.0%	1.5%	2.0%	2.8%	3.2%	3.8%	3.8%	3.8%
Money Market/Cash and Cash Equivalents	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	5.0%	5.0%	5.0%
Money Market Funds/Cash and Cash Equivalents	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	5.0%	5.0%	5.0%

(1)
As of February 1, 2020, the Fund utilizes Underlying Funds to implement its strategic target allocations.

Note:  Above allocations may not sum up to 100% due to rounding.
The Fund’s actual allocations at any time will likely differ from those shown in the glide path and table above due to a number of factors, including, among others, changes made by J.P. Morgan to those strategic target allocations or changes arising from tactical allocations of the Fund’s investments, cash flows into and out of the Fund, and appreciation/depreciation of the Fund’s investments in different asset classes. In establishing the Fund’s strategic target allocations, J.P. Morgan attempts to develop a strategic allocation of the Fund’s assets that it believes will outperform the S&P Target Date 2035 Index (the Fund’s broad benchmark) over the long term. J.P. Morgan bases the Fund’s strategic target allocation on its forward looking, long term capital markets assumptions and other factors it considers appropriate in light of the Fund’s investment strategy. J.P. Morgan may review the Fund’s strategic target allocations at any time in its discretion, in light of changes in its forward looking, long term capital markets assumptions and other factors it considers appropriate in light of the Fund’s investment strategy, and will in any event review the strategic target allocations at least annually (generally, in the first quarter of each calendar year). J.P. Morgan may adjust the strategic target allocations in its discretion at any time, in response to longer-term considerations, consistent with the Fund’s investment strategy. These changes might include modifying the existing strategic target allocations among the asset and sub-asset classes or, among

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other things, adding or removing asset and sub-asset classes, or maintaining long-term strategic target allocations for longer or shorter periods of time. The changes in the Fund’s strategic target allocations in any year will not typically cause the Fund’s actual strategic target allocations to vary from the allocations shown in the Fund’s Prospectus at the time by more than 5% for the equity, fixed income, money market/cash and cash equivalents, or commodity asset class or any specific sub-asset class. In addition, J.P. Morgan may vary the Fund’s allocations from its strategic allocations by making tactical allocations from time to time to take advantage of short- to intermediate-term opportunities or to avoid short- to intermediate-term challenges. These tactical allocations may cause the Fund’s asset allocations at any given time to vary from the strategic target allocations shown in the Fund’s Prospectus at the time by up to an additional 15% for the fixed income asset class (which may in turn cause the allocation to any fixed income sub-asset class to vary from its target allocation by the same additional amount), 15% for the equity asset class (which may in turn cause the allocation to any equity sub-asset class to vary from its target allocation by the same additional amount), 20% for the money market/cash and cash equivalents asset class (which may in turn cause the allocation to any money market/cash and cash equivalents sub-asset class to vary from its target allocation by the same additional amount), and 5% for the commodity asset class (which may in turn cause the allocation to any commodity sub-asset class to vary from its target allocation by the same additional amount).
The Fund will normally invest most of its assets in Underlying Funds advised by MML Advisers, J.P. Morgan, or their affiliates (which may include a fund or funds subadvised by J.P. Morgan); the Fund will normally invest no more than 20% of its assets in mutual funds not advised by MML Advisers, J.P. Morgan, or their affiliates (referred to here as “non-affiliated” funds). MML Advisers will select Underlying Funds from among mutual funds advised by it or its affiliates or J.P. Morgan or its affiliates even though they may have higher expense ratios or less favorable historical performance than non-affiliated funds, and MML Advisers will have no obligation to select the least expensive or best performing funds available to serve as Underlying Funds. In addition, MML Advisers will likely seek to invest assets in funds advised or subadvised by J.P. Morgan or its affiliates in an amount sufficient to ensure an appropriate level of revenue to J.P. Morgan. J.P. Morgan will be subject to a conflict of interest in determining the Fund’s assets allocations, because it might expect to benefit financially by allocating the Fund’s assets to asset classes where MML Advisers would be likely to invest in mutual funds advised or subadvised by J.P. Morgan or its affiliates. These conflicts of interest may result in a portfolio of Underlying Funds that achieves a level of performance, or incurs higher fees, less favorable to the Fund than if MML Advisers or J.P. Morgan did not consider such factors or was not subject to such conflicts of interest. There may be circumstances where MML Advisers’ possession of non-public information regarding an Underlying Fund will limit the ability of the Fund to buy or sell shares in that Underlying Fund when it might otherwise do so, which might adversely affect the investment performance of the Fund.
The table below shows the Fund’s approximate allocation, as of January 17, 2020, to Underlying Funds in which the Fund invests 5% or more of its assets. Other Underlying Funds in which the Fund invests are listed under “Additional Information Regarding Investment Objectives and Principal Investment Strategies” in the Fund’s Prospectus. MML Advisers may modify the selection of Underlying Funds at any time and from time to time, and may invest the Fund’s assets in additional or different Underlying Funds, including Funds that may be created in the future. At any given time, the Fund’s allocations to Underlying Funds may be affected by a variety of factors (such as, for example, whether an Underlying Fund is accepting additional investments). Actual allocations to Underlying Funds are available in the Fund’s shareholder reports and at http://www.massmutual.com/funds from time to time. A brief description of the Underlying Funds is included in Appendix D of the Statement of Additional Information (“SAI”).
MM Select Equity Asset (J.P. Morgan)	18.1%
Select Overseas (MFS/Harris)	11.0%
Premier Strategic Emerging Markets (Invesco)	5.4%
Vanguard Emerging Markets Stock Index (Vanguard)	5.0%
Premier Core Bond (Barings)	6.8%
Through its investments in Underlying Funds, the Fund will be exposed to a wide range of securities and other instruments with differing characteristics (such as credit quality, duration, geography, industry, and market capitalization), which may include without limitation equity securities of small-, mid-, or large-capitalization U.S. or

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non-U.S. issuers, fixed income securities of U.S. or non-U.S. private or governmental issuers (including “junk” or “high yield” bonds, including securities in default), inflation-protected securities, bank loans, and short-term investments of any kind. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, real estate investment trusts (“REITs”), rights, and warrants. An Underlying Fund may engage in foreign currency exchange transactions, including forward contracts, options on currency, futures contracts, and swap contracts, to take long or short positions in foreign currencies in order to enhance its investment return or to attempt to protect against adverse changes in currency exchange rates. An Underlying Fund may be permitted to use a wide variety of additional exchange-traded and over-the-counter derivatives, including options, futures contracts, swap contracts (including interest rate swaps, total return swaps, and credit default swaps), and hybrid instruments. An Underlying Fund may typically use these derivatives for hedging purposes, as a substitute for direct investments, to earn additional income, to gain exposure to securities or markets in which it might not be able to invest directly, or to adjust various portfolio characteristics, including the duration (interest rate volatility) of the Fund’s portfolio of debt securities. Use of derivatives by an Underlying Fund may create investment leverage. An Underlying Fund may enter into repurchase agreement transactions. An Underlying Fund may invest in mortgage-backed or other asset-backed securities. An Underlying Fund may enter into dollar roll or reverse repurchase agreement transactions. The Fund will bear a pro rata share of the Underlying Funds’ expenses. The Fund also bears all of the risks associated with the investment strategies used by the Underlying Funds.
Principal Risks
The following are the Principal Risks of the Fund. An investment in this Fund is not guaranteed. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund, including losses near, at, or after the target date. There is no guarantee that the Fund will provide adequate income at and through your retirement. Although the descriptions below refer to the risks relating to investment activities of the Fund, many of the risks arise due to the investment activities of the Underlying Funds. Certain risks relating to instruments and strategies used in the management of the Fund are placed first. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Allocation Risk The allocation of investments among the Underlying Funds’ different investment styles, such as equity or debt securities, or U.S. or non-U.S. securities, may have a more significant effect on the Fund’s net asset value when one of these investments is performing more poorly than the other. There is no assurance that allocation decisions will result in the desired effects. The limited universe of Underlying Funds and the requirement that a significant percentage of Fund assets be invested in mutual funds advised by MML Advisers, J.P. Morgan, or their affiliates as noted in “Principal Investment Strategies” may adversely affect Fund performance.
Risk of Investment in Other Funds or Pools The Fund is indirectly exposed to all of the risks of the Underlying Funds, including exchange-traded funds, in which it invests, including the risk that the Underlying Funds will not perform as expected. The Fund indirectly pays a portion of the expenses incurred by the Underlying Funds.
Tactical Allocation Risk The subadviser has discretion to make short- to intermediate-term tactical allocations that increase or decrease the exposure to asset classes and investments shown in the glide path. The Fund’s tactical allocation strategy may not be successful in adding value, may increase losses to the Fund, and/or cause the Fund to have a risk profile different than that portrayed in the glide path from time to time.
Bank Loans Risk Many of the risks associated with bank loans are similar to the risks of investing in below investment grade debt securities. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. Senior secured bank loans are typically supported by collateral; however the value of the collateral may be insufficient to cover the amount owed to the Fund, or the Fund may be prevented or delayed from realizing on the collateral. Some loans may be unsecured; unsecured loans generally present a greater risk of loss to the Fund if the issuer defaults. If the Fund relies on a third party to

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administer a loan, the Fund is subject to the risk that the third party will fail to perform its obligations. In addition, if the Fund holds only a participation interest in a loan made by a third party, the Fund’s receipt of payments on the loan will depend on the third party’s willingness and ability to make those payments to the Fund. The settlement time for certain loans is longer than the settlement time for many other types of investments, and the Fund may not receive the payment for a loan sold by it until well after the sale; that cash would be unavailable for payment of redemption proceeds or for reinvestment. Interests in some bank loans may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Fund believes to be a fair price.
Below Investment Grade Debt Securities Risk Below investment grade debt securities, commonly known as “junk” or “high yield” bonds, have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.
Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.
Commodities-Related Investments Risk Commodity prices (including precious metals) can be extremely volatile and exposure to commodities can cause the net asset value of the Fund’s shares to decline or fluctuate in a rapid and unpredictable manner. The values of physical commodities or commodity-linked derivative instruments may be affected by changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, international economic, political, and regulatory developments, or factors affecting a particular region, industry, or commodity. A liquid secondary market may not exist for certain commodity investments, which may make it difficult for the Fund to sell them at a desirable price or at the price at which it is carrying them.
Convertible Securities Risk Convertible securities are subject to the risks of both debt instruments and equity securities. The price of a convertible security may change in response to changes in price of the underlying equity security, the credit quality of the issuer, and interest rates. In general, the values of convertible securities tend to decline as interest rates rise and to rise when interest rates fall. A convertible security generally has less potential for gain or loss than the underlying equity security.
Credit Risk Credit risk is the risk that an issuer, guarantor, or liquidity provider of a fixed income security held by the Fund may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The Fund may also be exposed to the credit risk of its counterparty to repurchase agreements, reverse repurchase agreements, swap transactions, and other derivatives transactions, and to the counterparty’s ability or willingness to perform in accordance with the terms of the transaction. The value of such transactions to the Fund will depend on the willingness and ability of the counterparty to perform its obligations, including among other things the obligation to return collateral or margin to the Fund.
Defaulted and Distressed Securities Risk Because the issuer of such securities is in default and is likely to be in distressed financial condition, repayment of defaulted securities and obligations of distressed issuers (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring, or in bankruptcy or insolvency proceedings) is uncertain.
Derivatives Risk Derivatives can be highly volatile and involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect or benefit anticipated. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Many derivatives are traded in the over-the-counter market and not on exchanges.

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Dollar Roll and Reverse Repurchase Agreement Transaction Risk These transactions generally create leverage and subject the Fund to the credit risk of the counterparty.
Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, or investor confidence, or announcements of economic, political, or financial information.
Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Certain events, such as market or economic developments, regulatory or government actions, natural disasters, terrorist attacks, war, and other geopolitical events can have a dramatic adverse effect on the debt market and the overall liquidity of the market for fixed income securities. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. Fixed income securities are subject to interest rate risk (the risk that the value of a fixed income security will fall when interest rates rise), extension risk (the risk that the average life of a security will be extended through a slowing of principal payments), prepayment risk (the risk that a security will be prepaid and the Fund will be required to reinvest at a less favorable rate), and credit risk.
Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, industry, political, regulatory, and other conditions. Political, social, diplomatic, and economic developments, U.S. and foreign government action such as the imposition of currency or capital blockages, controls, or tariffs, economic and trade sanctions or embargoes, security suspensions, entering or exiting trade or other intergovernmental agreements, or the expropriation or nationalization of assets in a particular country, can cause dramatic declines in certain or all securities with exposure to that country and other countries. In the event of nationalization, expropriation, or other confiscation, the Fund could lose its entire foreign investment in a particular country. There may be quotas or other limits on the ability of the Fund (or clients of the Fund’s investment adviser or subadviser) to invest or maintain investments in securities of issuers in certain countries. Enforcing legal rights can be more difficult, costly, and limited in certain foreign countries, and can be particularly difficult against foreign governments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by changes in currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates. Frontier markets, a subset of emerging markets, generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to having abrupt changes in currency values, less mature markets and settlement practices, and lower trading volumes that could lead to greater price volatility and illiquidity. Non-U.S. transaction costs, such as brokerage commissions and custody costs may be higher than in the United States. In addition, foreign markets can react differently to market, economic, industry, political, regulatory, and other conditions than the U.S. market.

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Geographic Focus Risk When the Fund focuses investments on a particular country, group of countries, or geographic region, its performance will be closely tied to the market, currency, economic, political, or regulatory conditions and developments in those countries or that region, and could be more volatile than the performance of more geographically diversified funds.
Growth Company Risk The prices of growth securities are often highly sensitive to market fluctuations because of their heavy dependence on future earnings or cash flow expectations, and can be more volatile than the market in general.
Index Funds Risk Certain Underlying Funds may attempt to track the performance of a specified index. Therefore, securities may be purchased, retained, and sold by the Underlying Fund at times when an actively managed fund would not do so. If the value of securities that are heavily weighted in the index change, you can expect a greater risk of loss than would be the case if the Underlying Fund were less invested in such securities.
Inflation Risk The value of assets or income from the Fund’s investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions.
Inflation-Linked Securities Risk Such securities may change in value in response to actual or anticipated changes in inflation rates in a manner unanticipated by the Fund’s portfolio manager or investors generally. Inflation-linked securities are subject to fixed income securities risks. When inflation is low, declining, or negative, the Fund’s performance could lag the performance of more conventional bond funds.
Large Company Risk Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund’s investments in large-capitalization stocks to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Liquidity Risk Certain securities may be difficult (or impossible) to sell or certain positions may be difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time. The Fund may not receive the proceeds from the sale of certain investments for an extended period.
Management Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses.
Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.
Mortgage- and Asset-Backed Securities Risk Investments in mortgage- and asset-backed securities subject the Fund to credit risk, interest rate risk, extension risk, and prepayment risk, among other risks. Mortgage-backed and asset-backed securities not issued by a government agency generally involve greater credit risk than securities issued by government agencies. Payment of principal and interest generally depends on the cash flows generated by the underlying assets and the terms of the security. The types of mortgages (for example, residential or commercial mortgages) underlying securities held by the Fund may differ and be affected differently by market factors. Investments that receive only the interest portion or the principal portion of payments on the underlying assets may be highly volatile. Litigation with respect to the representations and warranties given in connection with the issuance of mortgage-backed securities can be an important consideration in investing in such securities, and the outcome of any such litigation could significantly impact the value of the Fund’s mortgage-backed investments.
Preferred Stock Risk Like other equity securities, preferred stock is subject to the risk that its value

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may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, changes in interest rates may adversely affect the value of a preferred stock that pays a fixed dividend.
Real Estate Risk; REIT Risk Real estate-related investments may decline in value as a result of factors affecting the real estate industry, such as the supply of real property in certain markets, changes in zoning laws, environmental regulations and other governmental action, delays in completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, losses due to natural disasters, and local and regional market conditions. Investments in REITs may be subject to risks similar to those associated with direct investment in real estate, as well as additional risks associated with equity investments. As a shareholder in a REIT, the Fund, and indirectly the Fund’s shareholders, would bear its ratable share of the REIT’s expenses and would at the same time continue to pay its own fees and expenses.
Repurchase Agreement Risk  These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.
Sector Risk The Fund may allocate more of its assets to particular industries or to particular economic, market, or industry sectors than to others. This could increase the volatility of the Fund’s portfolio, and the Fund’s performance may be more susceptible to developments affecting issuers in those industries or sectors than if the Fund invested more broadly.
Small and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of small and medium-sized companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Their shares can be less liquid than those of larger companies, especially during market declines. Small and medium-sized companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.
Sovereign Debt Obligations Risk Investments in debt securities issued by governments or by government agencies and instrumentalities involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. Many sovereign debt obligations may be rated below investment grade (“junk” or “high yield” bonds). Any restructuring of a sovereign debt obligation held by the Fund will likely have a significant adverse effect on the value of the obligation. In the event of default of sovereign debt, the Fund may be unable to pursue legal action against the sovereign issuer or to realize on collateral securing the debt.
U.S. Government Securities Risk Obligations of certain U.S. Government agencies and instrumentalities are not backed by the full faith and credit of the U.S. Government, and there can be no assurance that the U.S. Government would provide financial support to such agencies and instrumentalities.
Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.
Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock the investment adviser or subadviser judges to be undervalued may actually be appropriately priced.
When-Issued, Delayed Delivery, TBA, and Forward Commitment Transaction Risk These transactions may create leverage and involve a risk of loss if the value of the securities declines prior to settlement.
Performance Information
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Service Class shares. The table shows how the Fund’s average annual returns for 1 and 5 years, and since inception, compare with those of a broad measure of market performance. The Fund’s name and investment strategy changed on September 24, 2018. The performance results shown below would not necessarily have been achieved had the Fund’s current investment strategy been in effect for the entire period for which performance results are presented. Performance for Class A shares of the Fund reflects any applicable sales charge. Performance for Class I, Class R5, Class R4, and Class R3 shares of the Fund for periods prior to their inception date (04/01/14) is based on the

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performance of Service Class shares, adjusted for Class R4 and Class R3 shares to reflect Class R4 and Class R3 expenses. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.
Annual Performance
Service Class Shares
Highest Quarter:	3Q '10,	12.47%	Lowest Quarter:	3Q '11,	–16.01%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Service Class only. After-tax returns for other classes will vary.
Average Annual Total Returns
(for the periods ended December 31, 2019)
		One Year	Five Years	Since Inception (04/01/10)
Service Class	Return Before Taxes	22.67%	7.29%	8.56%
	Return After Taxes on Distributions	19.60%	5.27%	7.02%
	Return After Taxes on Distributions and Sale of Fund Shares	15.35%	5.29%	6.66%
Class I	Return Before Taxes	22.96%	7.53%	8.70%
Class R5	Return Before Taxes	22.73%	7.39%	8.62%
Administrative Class	Return Before Taxes	22.57%	7.20%	8.47%
Class A	Return Before Taxes	15.46%	5.71%	7.53%
		One Year	Five Years	Since Inception (04/01/10)
Class R4	Return Before Taxes	22.44%	7.03%	8.31%
Class R3	Return Before Taxes	22.06%	6.77%	8.03%
S&P Target Date 2035 Index (reflects no deduction for fees, expenses, or taxes)		22.18%	7.77%	9.13%
MANAGEMENT
Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)
Subadviser(s): J.P. Morgan Investment Management Inc. (“J.P. Morgan”)
Portfolio Manager(s):
Frederick (Rick) Schulitz, CFA, CAIA is Head of Asset Allocation and a portfolio manager at MML Advisers. He has managed the Fund since its inception (April 2010).
Anne Lester is a Managing Director, the Head of Retirement Solutions, and a portfolio manager at J.P. Morgan. She has managed the Fund since September 2018.
Daniel Oldroyd, CFA, CAIA is a Managing Director, the Head of Target Date Strategies, and a portfolio manager at J.P. Morgan. He has managed the Fund since September 2018.
Silvia Trillo is a Managing Director and portfolio manager at J.P. Morgan. She has managed the Fund since February 2020.
PURCHASE AND SALE OF FUND SHARES
Shares of the Fund are generally available to retirement plans, other institutional investors, and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone, or internet (available to certain customers).
TAX INFORMATION
The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains, unless you are an investor eligible for preferential tax treatment.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MML Advisers or its affiliates, or

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others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

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MassMutual RetireSMARTSM by JPMorgan 2040 Fund
INVESTMENT OBJECTIVE
The Fund seeks total return through its asset allocation, which is designed to become more conservative over time. As the Fund approaches and passes the target retirement date, the Fund’s objective will shift to seeking current income and some capital appreciation.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class beginning on page 173 of the Fund’s Prospectus or from your financial professional.
Shareholder Fees (fees paid directly from your investment)
	Class I	Class R5	Service Class	Adminis- trative Class	Class A	Class R4	Class R3
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	None	5.50%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class R5	Service Class	Adminis- trative Class	Class A	Class R4	Class R3
Management Fees	.00%	.00%	.00%	.00%	.00%	.00%	.00%
Distribution and Service (Rule 12b-1) Fees	None	None	None	None	.25%	.25%	.50%
Other Expenses	.09%	.19%	.29%	.39%	.39%	.29%	.29%
Acquired Fund Fees and Expenses	.50%	.50%	.50%	.50%	.50%	.50%	.50%
Total Annual Fund Operating Expenses(1)	.59%	.69%	.79%	.89%	1.14%	1.04%	1.29%
Expense Reimbursement	(.05%)	(.05%)	(.05%)	(.05%)	(.05%)	(.05%)	(.05%)
Total Annual Fund Operating Expenses after Expense Reimbursement(2)	.54%	.64%	.74%	.84%	1.09%	.99%	1.24%
(1)
Because Total Annual Fund Operating Expenses include Acquired Fund Fees and Expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in the Prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

(2)
The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through January 31, 2021, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed .04%, .14%, .24%, .34%, .59%, .49%, and .74% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively. The Total Annual Fund Operating Expenses after Expense Reimbursement shown in the above table may exceed these amounts, because, as noted in the previous sentence, certain fees and expenses are excluded from the cap. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MML Advisers.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I	$55	$184	$324	$733
Class R5	$65	$216	$379	$854
Service Class	$76	$247	$434	$973
Administrative Class	$86	$279	$488	$1,091
Class A	$655	$888	$1,139	$1,856
Class R4	$101	$326	$569	$1,266
Class R3	$126	$404	$703	$1,552
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 40% of the average value of its portfolio.

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INVESTMENTS, RISKS, AND PERFORMANCE
Principal Investment Strategies
The Fund is a “fund of funds” and seeks to achieve its investment objective by investing in a combination of U.S. domestic and international mutual funds (“Underlying Funds”) using an asset allocation strategy designed for investors expecting to retire at age 65 around the year 2040 and likely to stop making new investments in the Fund at or around that time. Underlying Funds will include a combination of MassMutual Select Funds and MassMutual Premier Funds (advised by MML Investment Advisers, LLC (“MML Advisers”), a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”)) and J.P. Morgan Funds (advised by J.P. Morgan Investment Management Inc. (“J.P. Morgan”) or its affiliates), and may also include Barings Funds (advised by Barings LLC (“Barings”), a wholly-owned, indirect subsidiary of MassMutual) and other, non-affiliated mutual funds. The Underlying Funds may invest in various asset classes, including equity securities, fixed income securities, and money market instruments. Underlying Funds may also invest some or all of their assets in commodities or commodities-related investments. Non-affiliated Underlying Funds in which the Fund may invest are typically passively managed funds that seek to track the performance of a particular market index, which may be broad-based or relate to a particular sector, market, region, or industry. The Fund is advised by MML Advisers and subadvised by J.P. Morgan. J.P. Morgan has responsibility for determining the Fund’s strategic asset allocation (its “glide path”) and tactical asset allocation. MML Advisers has overall responsibility for the Fund and for implementing those allocations through the selection of, and allocations to, Underlying Funds. Most of the Fund’s assets will typically be invested in mutual funds advised by MML Advisers, J.P. Morgan, or their affiliates, including typically a 15% to 35% allocation to mutual funds advised or subadvised by J.P. Morgan or its affiliates.
The Fund’s assets are allocated among Underlying Funds according to an asset allocation strategy that generally becomes increasingly conservative until it reaches its most conservative strategic target allocations by the end of 2040. It is intended that the Fund’s strategic target allocations will approximate those of the MassMutual RetireSMART by JPMorgan In Retirement Fund by the end of 2040. As the Fund reaches 2040 and investors redeem shares of the Fund, the Fund’s annual fund operating expenses may increase because certain fixed costs of the Fund would be shared by a smaller pool of assets. When the strategic target allocations of the Fund are substantially the same as those of the MassMutual RetireSMART by JPMorgan In Retirement Fund, the Fund may be merged into the MassMutual RetireSMART by JPMorgan In Retirement Fund at the discretion of the Fund’s Board of Trustees (“Trustees”) without a vote of shareholders. For more information, see “MassMutual RetireSMART by JPMorgan Funds” in the section titled Additional Information Regarding Investment Objectives and Principal Investment Strategies beginning on page 148 of the Fund’s Prospectus.
The glide path depicted in the chart below shows how the Fund’s strategic target allocations among asset and sub-asset classes generally become more conservative as the target retirement date approaches (typically more emphasis on fixed income and less on equity). The table accompanying the chart is simply the glide path in tabular form. The glide path below shows the Fund’s strategic target allocations initially established in 2020.

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Strategic Target Allocations(1)
Years to Target Date	40+	35	30	25	20	15	10	5	0	-5	-10
Equity	91.0%	91.0%	91.0%	91.0%	82.0%	73.0%	61.0%	48.5%	32.5%	32.5%	32.5%
U.S. Large Cap Equity Funds	40.0%	40.0%	40.0%	40.0%	36.0%	32.1%	26.8%	21.3%	14.3%	14.3%	14.3%
U.S. Small/Mid Cap Equity Funds	9.2%	9.2%	9.2%	9.2%	8.3%	7.4%	6.2%	4.9%	3.3%	3.3%	3.3%
REIT Funds	5.5%	5.5%	5.5%	5.5%	5.0%	4.4%	3.7%	2.9%	2.0%	2.0%	2.0%
International Equity Funds	27.3%	27.3%	27.3%	27.3%	24.6%	21.9%	18.3%	14.6%	9.8%	9.8%	9.8%
Emerging Markets Equity Funds	9.1%	9.1%	9.1%	9.1%	8.2%	7.3%	6.1%	4.9%	3.3%	3.3%	3.3%
Commodities	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Commodities Funds	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Fixed Income	9.0%	9.0%	9.0%	9.0%	18.0%	27.0%	39.0%	51.5%	62.5%	62.5%	62.5%
U.S. Fixed Income Funds	6.1%	6.1%	6.1%	6.1%	13.7%	21.6%	31.2%	38.2%	41.3%	41.3%	41.3%
Inflation Managed Funds	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	3.0%	7.5%	7.5%	7.5%
High Yield Funds	2.0%	2.0%	2.0%	2.0%	2.8%	3.4%	5.0%	7.2%	10.0%	10.0%	10.0%
Emerging Markets Debt Funds	1.0%	1.0%	1.0%	1.0%	1.5%	2.0%	2.8%	3.2%	3.8%	3.8%	3.8%
Money Market/Cash and Cash Equivalents	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	5.0%	5.0%	5.0%
Money Market Funds/Cash and Cash Equivalents	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	5.0%	5.0%	5.0%

(1)
As of February 1, 2020, the Fund utilizes Underlying Funds to implement its strategic target allocations.

Note:  Above allocations may not sum up to 100% due to rounding.
The Fund’s actual allocations at any time will likely differ from those shown in the glide path and table above due to a number of factors, including, among others, changes made by J.P. Morgan to those strategic target allocations or changes arising from tactical allocations of the Fund’s investments, cash flows into and out of the Fund, and appreciation/depreciation of the Fund’s investments in different asset classes. In establishing the Fund’s strategic target allocations, J.P. Morgan attempts to develop a strategic allocation of the Fund’s assets that it believes will outperform the S&P Target Date 2040 Index (the Fund’s broad benchmark) over the long term. J.P. Morgan bases the Fund’s strategic target allocation on its forward looking, long term capital markets assumptions and other factors it considers appropriate in light of the Fund’s investment strategy. J.P. Morgan may review the Fund’s strategic target allocations at any time in its discretion, in light of changes in its forward looking, long term capital markets assumptions and other factors it considers appropriate in light of the Fund’s investment strategy, and will in any event review the strategic target allocations at least annually (generally, in the first quarter of each calendar year). J.P. Morgan may adjust the strategic target allocations in its discretion at any time, in response to longer-term considerations, consistent with the Fund’s investment strategy. These changes might include modifying the existing strategic target allocations among the asset and sub-asset classes or, among

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other things, adding or removing asset and sub-asset classes, or maintaining long-term strategic target allocations for longer or shorter periods of time. The changes in the Fund’s strategic target allocations in any year will not typically cause the Fund’s actual strategic target allocations to vary from the allocations shown in the Fund’s Prospectus at the time by more than 5% for the equity, fixed income, money market/cash and cash equivalents, or commodity asset class or any specific sub-asset class. In addition, J.P. Morgan may vary the Fund’s allocations from its strategic allocations by making tactical allocations from time to time to take advantage of short- to intermediate-term opportunities or to avoid short- to intermediate-term challenges. These tactical allocations may cause the Fund’s asset allocations at any given time to vary from the strategic target allocations shown in the Fund’s Prospectus at the time by up to an additional 15% for the fixed income asset class (which may in turn cause the allocation to any fixed income sub-asset class to vary from its target allocation by the same additional amount), 15% for the equity asset class (which may in turn cause the allocation to any equity sub-asset class to vary from its target allocation by the same additional amount), 20% for the money market/cash and cash equivalents asset class (which may in turn cause the allocation to any money market/cash and cash equivalents sub-asset class to vary from its target allocation by the same additional amount), and 5% for the commodity asset class (which may in turn cause the allocation to any commodity sub-asset class to vary from its target allocation by the same additional amount).
The Fund will normally invest most of its assets in Underlying Funds advised by MML Advisers, J.P. Morgan, or their affiliates (which may include a fund or funds subadvised by J.P. Morgan); the Fund will normally invest no more than 20% of its assets in mutual funds not advised by MML Advisers, J.P. Morgan, or their affiliates (referred to here as “non-affiliated” funds). MML Advisers will select Underlying Funds from among mutual funds advised by it or its affiliates or J.P. Morgan or its affiliates even though they may have higher expense ratios or less favorable historical performance than non-affiliated funds, and MML Advisers will have no obligation to select the least expensive or best performing funds available to serve as Underlying Funds. In addition, MML Advisers will likely seek to invest assets in funds advised or subadvised by J.P. Morgan or its affiliates in an amount sufficient to ensure an appropriate level of revenue to J.P. Morgan. J.P. Morgan will be subject to a conflict of interest in determining the Fund’s assets allocations, because it might expect to benefit financially by allocating the Fund’s assets to asset classes where MML Advisers would be likely to invest in mutual funds advised or subadvised by J.P. Morgan or its affiliates. These conflicts of interest may result in a portfolio of Underlying Funds that achieves a level of performance, or incurs higher fees, less favorable to the Fund than if MML Advisers or J.P. Morgan did not consider such factors or was not subject to such conflicts of interest. There may be circumstances where MML Advisers’ possession of non-public information regarding an Underlying Fund will limit the ability of the Fund to buy or sell shares in that Underlying Fund when it might otherwise do so, which might adversely affect the investment performance of the Fund.
The table below shows the Fund’s approximate allocation, as of January 17, 2020, to Underlying Funds in which the Fund invests 5% or more of its assets. Other Underlying Funds in which the Fund invests are listed under “Additional Information Regarding Investment Objectives and Principal Investment Strategies” in the Fund’s Prospectus. MML Advisers may modify the selection of Underlying Funds at any time and from time to time, and may invest the Fund’s assets in additional or different Underlying Funds, including Funds that may be created in the future. At any given time, the Fund’s allocations to Underlying Funds may be affected by a variety of factors (such as, for example, whether an Underlying Fund is accepting additional investments). Actual allocations to Underlying Funds are available in the Fund’s shareholder reports and at http://www.massmutual.com/funds from time to time. A brief description of the Underlying Funds is included in Appendix D of the Statement of Additional Information (“SAI”).
MM Select Equity Asset (J.P. Morgan)	20.1%
Select Overseas (MFS/Harris)	12.8%
Premier Strategic Emerging Markets (Invesco)	5.8%
Vanguard Emerging Markets Stock Index (Vanguard)	5.5%
Through its investments in Underlying Funds, the Fund will be exposed to a wide range of securities and other instruments with differing characteristics (such as credit quality, duration, geography, industry, and market capitalization), which may include without limitation equity securities of small-, mid-, or large-capitalization U.S. or non-U.S. issuers, fixed income securities of U.S. or

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non-U.S. private or governmental issuers (including “junk” or “high yield” bonds, including securities in default), inflation-protected securities, bank loans, and short-term investments of any kind. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, real estate investment trusts (“REITs”), rights, and warrants. An Underlying Fund may engage in foreign currency exchange transactions, including forward contracts, options on currency, futures contracts, and swap contracts, to take long or short positions in foreign currencies in order to enhance its investment return or to attempt to protect against adverse changes in currency exchange rates. An Underlying Fund may be permitted to use a wide variety of additional exchange-traded and over-the-counter derivatives, including options, futures contracts, swap contracts (including interest rate swaps, total return swaps, and credit default swaps), and hybrid instruments. An Underlying Fund may typically use these derivatives for hedging purposes, as a substitute for direct investments, to earn additional income, to gain exposure to securities or markets in which it might not be able to invest directly, or to adjust various portfolio characteristics, including the duration (interest rate volatility) of the Fund’s portfolio of debt securities. Use of derivatives by an Underlying Fund may create investment leverage. An Underlying Fund may enter into repurchase agreement transactions. An Underlying Fund may invest in mortgage-backed or other asset-backed securities. An Underlying Fund may enter into dollar roll or reverse repurchase agreement transactions. The Fund will bear a pro rata share of the Underlying Funds’ expenses. The Fund also bears all of the risks associated with the investment strategies used by the Underlying Funds.
Principal Risks
The following are the Principal Risks of the Fund. An investment in this Fund is not guaranteed. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund, including losses near, at, or after the target date. There is no guarantee that the Fund will provide adequate income at and through your retirement. Although the descriptions below refer to the risks relating to investment activities of the Fund, many of the risks arise due to the investment activities of the Underlying Funds. Certain risks relating to instruments and strategies used in the management of the Fund are placed first. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Allocation Risk The allocation of investments among the Underlying Funds’ different investment styles, such as equity or debt securities, or U.S. or non-U.S. securities, may have a more significant effect on the Fund’s net asset value when one of these investments is performing more poorly than the other. There is no assurance that allocation decisions will result in the desired effects. The limited universe of Underlying Funds and the requirement that a significant percentage of Fund assets be invested in mutual funds advised by MML Advisers, J.P. Morgan, or their affiliates as noted in “Principal Investment Strategies” may adversely affect Fund performance.
Risk of Investment in Other Funds or Pools The Fund is indirectly exposed to all of the risks of the Underlying Funds, including exchange-traded funds, in which it invests, including the risk that the Underlying Funds will not perform as expected. The Fund indirectly pays a portion of the expenses incurred by the Underlying Funds.
Tactical Allocation Risk The subadviser has discretion to make short- to intermediate-term tactical allocations that increase or decrease the exposure to asset classes and investments shown in the glide path. The Fund’s tactical allocation strategy may not be successful in adding value, may increase losses to the Fund, and/or cause the Fund to have a risk profile different than that portrayed in the glide path from time to time.
Bank Loans Risk Many of the risks associated with bank loans are similar to the risks of investing in below investment grade debt securities. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. Senior secured bank loans are typically supported by collateral; however the value of the collateral may be insufficient to cover the amount owed to the Fund, or the Fund may be prevented or delayed from realizing on the collateral. Some loans may be unsecured; unsecured loans generally present a greater risk of loss to the Fund if the issuer defaults. If the Fund relies on a third party to administer a loan, the Fund is subject to the risk

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that the third party will fail to perform its obligations. In addition, if the Fund holds only a participation interest in a loan made by a third party, the Fund’s receipt of payments on the loan will depend on the third party’s willingness and ability to make those payments to the Fund. The settlement time for certain loans is longer than the settlement time for many other types of investments, and the Fund may not receive the payment for a loan sold by it until well after the sale; that cash would be unavailable for payment of redemption proceeds or for reinvestment. Interests in some bank loans may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Fund believes to be a fair price.
Below Investment Grade Debt Securities Risk Below investment grade debt securities, commonly known as “junk” or “high yield” bonds, have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.
Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.
Commodities-Related Investments Risk Commodity prices (including precious metals) can be extremely volatile and exposure to commodities can cause the net asset value of the Fund’s shares to decline or fluctuate in a rapid and unpredictable manner. The values of physical commodities or commodity-linked derivative instruments may be affected by changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, international economic, political, and regulatory developments, or factors affecting a particular region, industry, or commodity. A liquid secondary market may not exist for certain commodity investments, which may make it difficult for the Fund to sell them at a desirable price or at the price at which it is carrying them.
Convertible Securities Risk Convertible securities are subject to the risks of both debt instruments and equity securities. The price of a convertible security may change in response to changes in price of the underlying equity security, the credit quality of the issuer, and interest rates. In general, the values of convertible securities tend to decline as interest rates rise and to rise when interest rates fall. A convertible security generally has less potential for gain or loss than the underlying equity security.
Credit Risk Credit risk is the risk that an issuer, guarantor, or liquidity provider of a fixed income security held by the Fund may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The Fund may also be exposed to the credit risk of its counterparty to repurchase agreements, reverse repurchase agreements, swap transactions, and other derivatives transactions, and to the counterparty’s ability or willingness to perform in accordance with the terms of the transaction. The value of such transactions to the Fund will depend on the willingness and ability of the counterparty to perform its obligations, including among other things the obligation to return collateral or margin to the Fund.
Defaulted and Distressed Securities Risk Because the issuer of such securities is in default and is likely to be in distressed financial condition, repayment of defaulted securities and obligations of distressed issuers (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring, or in bankruptcy or insolvency proceedings) is uncertain.
Derivatives Risk Derivatives can be highly volatile and involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect or benefit anticipated. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Many derivatives are traded in the over-the-counter market and not on exchanges.

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Dollar Roll and Reverse Repurchase Agreement Transaction Risk These transactions generally create leverage and subject the Fund to the credit risk of the counterparty.
Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, or investor confidence, or announcements of economic, political, or financial information.
Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Certain events, such as market or economic developments, regulatory or government actions, natural disasters, terrorist attacks, war, and other geopolitical events can have a dramatic adverse effect on the debt market and the overall liquidity of the market for fixed income securities. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. Fixed income securities are subject to interest rate risk (the risk that the value of a fixed income security will fall when interest rates rise), extension risk (the risk that the average life of a security will be extended through a slowing of principal payments), prepayment risk (the risk that a security will be prepaid and the Fund will be required to reinvest at a less favorable rate), and credit risk.
Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, industry, political, regulatory, and other conditions. Political, social, diplomatic, and economic developments, U.S. and foreign government action such as the imposition of currency or capital blockages, controls, or tariffs, economic and trade sanctions or embargoes, security suspensions, entering or exiting trade or other intergovernmental agreements, or the expropriation or nationalization of assets in a particular country, can cause dramatic declines in certain or all securities with exposure to that country and other countries. In the event of nationalization, expropriation, or other confiscation, the Fund could lose its entire foreign investment in a particular country. There may be quotas or other limits on the ability of the Fund (or clients of the Fund’s investment adviser or subadviser) to invest or maintain investments in securities of issuers in certain countries. Enforcing legal rights can be more difficult, costly, and limited in certain foreign countries, and can be particularly difficult against foreign governments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by changes in currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates. Frontier markets, a subset of emerging markets, generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to having abrupt changes in currency values, less mature markets and settlement practices, and lower trading volumes that could lead to greater price volatility and illiquidity. Non-U.S. transaction costs, such as brokerage commissions and custody costs may be higher than in the United States. In addition, foreign markets can react differently to market, economic, industry, political, regulatory, and other conditions than the U.S. market.

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Geographic Focus Risk When the Fund focuses investments on a particular country, group of countries, or geographic region, its performance will be closely tied to the market, currency, economic, political, or regulatory conditions and developments in those countries or that region, and could be more volatile than the performance of more geographically diversified funds.
Growth Company Risk The prices of growth securities are often highly sensitive to market fluctuations because of their heavy dependence on future earnings or cash flow expectations, and can be more volatile than the market in general.
Index Funds Risk Certain Underlying Funds may attempt to track the performance of a specified index. Therefore, securities may be purchased, retained, and sold by the Underlying Fund at times when an actively managed fund would not do so. If the value of securities that are heavily weighted in the index change, you can expect a greater risk of loss than would be the case if the Underlying Fund were less invested in such securities.
Inflation Risk The value of assets or income from the Fund’s investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions.
Inflation-Linked Securities Risk Such securities may change in value in response to actual or anticipated changes in inflation rates in a manner unanticipated by the Fund’s portfolio manager or investors generally. Inflation-linked securities are subject to fixed income securities risks. When inflation is low, declining, or negative, the Fund’s performance could lag the performance of more conventional bond funds.
Large Company Risk Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund’s investments in large-capitalization stocks to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Liquidity Risk Certain securities may be difficult (or impossible) to sell or certain positions may be difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time. The Fund may not receive the proceeds from the sale of certain investments for an extended period.
Management Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses.
Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.
Mortgage- and Asset-Backed Securities Risk Investments in mortgage- and asset-backed securities subject the Fund to credit risk, interest rate risk, extension risk, and prepayment risk, among other risks. Mortgage-backed and asset-backed securities not issued by a government agency generally involve greater credit risk than securities issued by government agencies. Payment of principal and interest generally depends on the cash flows generated by the underlying assets and the terms of the security. The types of mortgages (for example, residential or commercial mortgages) underlying securities held by the Fund may differ and be affected differently by market factors. Investments that receive only the interest portion or the principal portion of payments on the underlying assets may be highly volatile. Litigation with respect to the representations and warranties given in connection with the issuance of mortgage-backed securities can be an important consideration in investing in such securities, and the outcome of any such litigation could significantly impact the value of the Fund’s mortgage-backed investments.
Preferred Stock Risk Like other equity securities, preferred stock is subject to the risk that its value

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may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, changes in interest rates may adversely affect the value of a preferred stock that pays a fixed dividend.
Real Estate Risk; REIT Risk Real estate-related investments may decline in value as a result of factors affecting the real estate industry, such as the supply of real property in certain markets, changes in zoning laws, environmental regulations and other governmental action, delays in completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, losses due to natural disasters, and local and regional market conditions. Investments in REITs may be subject to risks similar to those associated with direct investment in real estate, as well as additional risks associated with equity investments. As a shareholder in a REIT, the Fund, and indirectly the Fund’s shareholders, would bear its ratable share of the REIT’s expenses and would at the same time continue to pay its own fees and expenses.
Repurchase Agreement Risk  These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.
Sector Risk The Fund may allocate more of its assets to particular industries or to particular economic, market, or industry sectors than to others. This could increase the volatility of the Fund’s portfolio, and the Fund’s performance may be more susceptible to developments affecting issuers in those industries or sectors than if the Fund invested more broadly.
Small and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of small and medium-sized companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Their shares can be less liquid than those of larger companies, especially during market declines. Small and medium-sized companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.
Sovereign Debt Obligations Risk Investments in debt securities issued by governments or by government agencies and instrumentalities involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. Many sovereign debt obligations may be rated below investment grade (“junk” or “high yield” bonds). Any restructuring of a sovereign debt obligation held by the Fund will likely have a significant adverse effect on the value of the obligation. In the event of default of sovereign debt, the Fund may be unable to pursue legal action against the sovereign issuer or to realize on collateral securing the debt.
U.S. Government Securities Risk Obligations of certain U.S. Government agencies and instrumentalities are not backed by the full faith and credit of the U.S. Government, and there can be no assurance that the U.S. Government would provide financial support to such agencies and instrumentalities.
Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.
Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock the investment adviser or subadviser judges to be undervalued may actually be appropriately priced.
When-Issued, Delayed Delivery, TBA, and Forward Commitment Transaction Risk These transactions may create leverage and involve a risk of loss if the value of the securities declines prior to settlement.
Performance Information
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Service Class shares. The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. The Fund’s name and investment strategy changed on September 24, 2018. The performance results shown below would not necessarily have been achieved had the Fund’s current investment strategy been in effect for the entire period for which performance results are presented. Performance for Class A shares of the Fund reflects any applicable sales charge. Performance for Class I, Class R5, and Class R4 shares of the Fund for periods prior to their inception date (04/01/14) is based on the performance of Service

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Class shares, adjusted for Class R4 shares to reflect Class R4 expenses. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.
Annual Performance
Service Class Shares
Highest Quarter:	3Q '10,	12.47%	Lowest Quarter:	3Q ’11,	–16.14%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Service Class only. After-tax returns for other classes will vary.
Average Annual Total Returns
(for the periods ended December 31, 2019)
		One Year	Five Years	Ten Years
Service Class	Return Before Taxes	24.19%	7.46%	8.91%
	Return After Taxes on Distributions	21.11%	5.27%	7.48%
	Return After Taxes on Distributions and Sale of Fund Shares	16.35%	5.40%	6.98%
Class I	Return Before Taxes	24.48%	7.66%	9.02%
Class R5	Return Before Taxes	24.39%	7.60%	8.98%
Administrative Class	Return Before Taxes	24.12%	7.35%	8.80%
Class A	Return Before Taxes	16.95%	5.87%	7.87%
Class R4	Return Before Taxes	23.86%	7.20%	8.65%
		One Year	Five Years	Ten Years
Class R3	Return Before Taxes	23.60%	6.93%	8.26%
S&P Target Date 2040 Index (reflects no deduction for fees, expenses, or taxes)		23.37%	8.11%	9.45%
MANAGEMENT
Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)
Subadviser(s): J.P. Morgan Investment Management Inc. (“J.P. Morgan”)
Portfolio Manager(s):
Frederick (Rick) Schulitz, CFA, CAIA is Head of Asset Allocation and a portfolio manager at MML Advisers. He has managed the Fund since December 2006.
Anne Lester is a Managing Director, the Head of Retirement Solutions, and a portfolio manager at J.P. Morgan. She has managed the Fund since September 2018.
Daniel Oldroyd, CFA, CAIA is a Managing Director, the Head of Target Date Strategies, and a portfolio manager at J.P. Morgan. He has managed the Fund since September 2018.
Silvia Trillo is a Managing Director and portfolio manager at J.P. Morgan. She has managed the Fund since February 2020.
PURCHASE AND SALE OF FUND SHARES
Shares of the Fund are generally available to retirement plans, other institutional investors, and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone, or internet (available to certain customers).
TAX INFORMATION
The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains, unless you are an investor eligible for preferential tax treatment.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MML Advisers or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary.

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These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

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MassMutual RetireSMARTSM by JPMorgan 2045 Fund
INVESTMENT OBJECTIVE
The Fund seeks total return through its asset allocation, which is designed to become more conservative over time. As the Fund approaches and passes the target retirement date, the Fund’s objective will shift to seeking current income and some capital appreciation.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class beginning on page 173 of the Fund’s Prospectus or from your financial professional.
Shareholder Fees (fees paid directly from your investment)
	Class I	Class R5	Service Class	Adminis- trative Class	Class A	Class R4	Class R3
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	None	5.50%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class R5	Service Class	Adminis- trative Class	Class A	Class R4	Class R3
Management Fees	.00%	.00%	.00%	.00%	.00%	.00%	.00%
Distribution and Service (Rule 12b-1) Fees	None	None	None	None	.25%	.25%	.50%
Other Expenses	.18%	.28%	.38%	.48%	.48%	.38%	.38%
Acquired Fund Fees and Expenses	.51%	.51%	.51%	.51%	.51%	.51%	.51%
Total Annual Fund Operating Expenses(1)	.69%	.79%	.89%	.99%	1.24%	1.14%	1.39%
Expense Reimbursement	(.16%)	(.16%)	(.16%)	(.16%)	(.16%)	(.16%)	(.16%)
Total Annual Fund Operating Expenses after Expense Reimbursement(2)	.53%	.63%	.73%	.83%	1.08%	.98%	1.23%
(1)
Because Total Annual Fund Operating Expenses include Acquired Fund Fees and Expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in the Prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

(2)
The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through January 31, 2021, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed .02%, .12%, .22%, .32%, .57%, .47%, and .72% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively. The Total Annual Fund Operating Expenses after Expense Reimbursement shown in the above table may exceed these amounts, because, as noted in the previous sentence, certain fees and expenses are excluded from the cap. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MML Advisers.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I	$54	$205	$368	$843
Class R5	$64	$236	$423	$963
Service Class	$75	$268	$477	$1,081
Administrative Class	$85	$299	$532	$1,198
Class A	$654	$907	$1,179	$1,954
Class R4	$100	$346	$612	$1,372
Class R3	$125	$424	$745	$1,655
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 46% of the average value of its portfolio.

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INVESTMENTS, RISKS, AND PERFORMANCE
Principal Investment Strategies
The Fund is a “fund of funds” and seeks to achieve its investment objective by investing in a combination of U.S. domestic and international mutual funds (“Underlying Funds”) using an asset allocation strategy designed for investors expecting to retire at age 65 around the year 2045 and likely to stop making new investments in the Fund at or around that time. Underlying Funds will include a combination of MassMutual Select Funds and MassMutual Premier Funds (advised by MML Investment Advisers, LLC (“MML Advisers”), a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”)) and J.P. Morgan Funds (advised by J.P. Morgan Investment Management Inc. (“J.P. Morgan”) or its affiliates), and may also include Barings Funds (advised by Barings LLC (“Barings”), a wholly-owned, indirect subsidiary of MassMutual) and other, non-affiliated mutual funds. The Underlying Funds may invest in various asset classes, including equity securities, fixed income securities, and money market instruments. Underlying Funds may also invest some or all of their assets in commodities or commodities-related investments. Non-affiliated Underlying Funds in which the Fund may invest are typically passively managed funds that seek to track the performance of a particular market index, which may be broad-based or relate to a particular sector, market, region, or industry. The Fund is advised by MML Advisers and subadvised by J.P. Morgan. J.P. Morgan has responsibility for determining the Fund’s strategic asset allocation (its “glide path”) and tactical asset allocation. MML Advisers has overall responsibility for the Fund and for implementing those allocations through the selection of, and allocations to, Underlying Funds. Most of the Fund’s assets will typically be invested in mutual funds advised by MML Advisers, J.P. Morgan, or their affiliates, including typically a 15% to 35% allocation to mutual funds advised or subadvised by J.P. Morgan or its affiliates.
The Fund’s assets are allocated among Underlying Funds according to an asset allocation strategy that generally becomes increasingly conservative until it reaches its most conservative strategic target allocations by the end of 2045. It is intended that the Fund’s strategic target allocations will approximate those of the MassMutual RetireSMART by JPMorgan In Retirement Fund by the end of 2045. As the Fund reaches 2045 and investors redeem shares of the Fund, the Fund’s annual fund operating expenses may increase because certain fixed costs of the Fund would be shared by a smaller pool of assets. When the strategic target allocations of the Fund are substantially the same as those of the MassMutual RetireSMART by JPMorgan In Retirement Fund, the Fund may be merged into the MassMutual RetireSMART by JPMorgan In Retirement Fund at the discretion of the Fund’s Board of Trustees (“Trustees”) without a vote of shareholders. For more information, see “MassMutual RetireSMART by JPMorgan Funds” in the section titled Additional Information Regarding Investment Objectives and Principal Investment Strategies beginning on page 148 of the Fund’s Prospectus.
The glide path depicted in the chart below shows how the Fund’s strategic target allocations among asset and sub-asset classes generally become more conservative as the target retirement date approaches (typically more emphasis on fixed income and less on equity). The table accompanying the chart is simply the glide path in tabular form. The glide path below shows the Fund’s strategic target allocations initially established in 2020.

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Strategic Target Allocations(1)
Years to Target Date	40+	35	30	25	20	15	10	5	0	-5	-10
Equity	91.0%	91.0%	91.0%	91.0%	82.0%	73.0%	61.0%	48.5%	32.5%	32.5%	32.5%
U.S. Large Cap Equity Funds	40.0%	40.0%	40.0%	40.0%	36.0%	32.1%	26.8%	21.3%	14.3%	14.3%	14.3%
U.S. Small/Mid Cap Equity Funds	9.2%	9.2%	9.2%	9.2%	8.3%	7.4%	6.2%	4.9%	3.3%	3.3%	3.3%
REIT Funds	5.5%	5.5%	5.5%	5.5%	5.0%	4.4%	3.7%	2.9%	2.0%	2.0%	2.0%
International Equity Funds	27.3%	27.3%	27.3%	27.3%	24.6%	21.9%	18.3%	14.6%	9.8%	9.8%	9.8%
Emerging Markets Equity Funds	9.1%	9.1%	9.1%	9.1%	8.2%	7.3%	6.1%	4.9%	3.3%	3.3%	3.3%
Commodities	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Commodities Funds	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Fixed Income	9.0%	9.0%	9.0%	9.0%	18.0%	27.0%	39.0%	51.5%	62.5%	62.5%	62.5%
U.S. Fixed Income Funds	6.1%	6.1%	6.1%	6.1%	13.7%	21.6%	31.2%	38.2%	41.3%	41.3%	41.3%
Inflation Managed Funds	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	3.0%	7.5%	7.5%	7.5%
High Yield Funds	2.0%	2.0%	2.0%	2.0%	2.8%	3.4%	5.0%	7.2%	10.0%	10.0%	10.0%
Emerging Markets Debt Funds	1.0%	1.0%	1.0%	1.0%	1.5%	2.0%	2.8%	3.2%	3.8%	3.8%	3.8%
Money Market/Cash and Cash Equivalents	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	5.0%	5.0%	5.0%
Money Market Funds/Cash and Cash Equivalents	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	5.0%	5.0%	5.0%

(1)
As of February 1, 2020, the Fund utilizes Underlying Funds to implement its strategic target allocations.

Note:  Above allocations may not sum up to 100% due to rounding.
The Fund’s actual allocations at any time will likely differ from those shown in the glide path and table above due to a number of factors, including, among others, changes made by J.P. Morgan to those strategic target allocations or changes arising from tactical allocations of the Fund’s investments, cash flows into and out of the Fund, and appreciation/depreciation of the Fund’s investments in different asset classes. In establishing the Fund’s strategic target allocations, J.P. Morgan attempts to develop a strategic allocation of the Fund’s assets that it believes will outperform the S&P Target Date 2045 Index (the Fund’s broad benchmark) over the long term. J.P. Morgan bases the Fund’s strategic target allocation on its forward looking, long term capital markets assumptions and other factors it considers appropriate in light of the Fund’s investment strategy. J.P. Morgan may review the Fund’s strategic target allocations at any time in its discretion, in light of changes in its forward looking, long term capital markets assumptions and other factors it considers appropriate in light of the Fund’s investment strategy, and will in any event review the strategic target allocations at least annually (generally, in the first quarter of each calendar year). J.P. Morgan may adjust the strategic target allocations in its discretion at any time, in response to longer-term considerations, consistent with the Fund’s investment strategy. These changes might include modifying the existing strategic target allocations among the asset and sub-asset classes or, among

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other things, adding or removing asset and sub-asset classes, or maintaining long-term strategic target allocations for longer or shorter periods of time. The changes in the Fund’s strategic target allocations in any year will not typically cause the Fund’s actual strategic target allocations to vary from the allocations shown in the Fund’s Prospectus at the time by more than 5% for the equity, fixed income, money market/cash and cash equivalents, or commodity asset class or any specific sub-asset class. In addition, J.P. Morgan may vary the Fund’s allocations from its strategic allocations by making tactical allocations from time to time to take advantage of short- to intermediate-term opportunities or to avoid short- to intermediate-term challenges. These tactical allocations may cause the Fund’s asset allocations at any given time to vary from the strategic target allocations shown in the Fund’s Prospectus at the time by up to an additional 15% for the fixed income asset class (which may in turn cause the allocation to any fixed income sub-asset class to vary from its target allocation by the same additional amount), 15% for the equity asset class (which may in turn cause the allocation to any equity sub-asset class to vary from its target allocation by the same additional amount), 20% for the money market/cash and cash equivalents asset class (which may in turn cause the allocation to any money market/cash and cash equivalents sub-asset class to vary from its target allocation by the same additional amount), and 5% for the commodity asset class (which may in turn cause the allocation to any commodity sub-asset class to vary from its target allocation by the same additional amount).
The Fund will normally invest most of its assets in Underlying Funds advised by MML Advisers, J.P. Morgan, or their affiliates (which may include a fund or funds subadvised by J.P. Morgan); the Fund will normally invest no more than 20% of its assets in mutual funds not advised by MML Advisers, J.P. Morgan, or their affiliates (referred to here as “non-affiliated” funds). MML Advisers will select Underlying Funds from among mutual funds advised by it or its affiliates or J.P. Morgan or its affiliates even though they may have higher expense ratios or less favorable historical performance than non-affiliated funds, and MML Advisers will have no obligation to select the least expensive or best performing funds available to serve as Underlying Funds. In addition, MML Advisers will likely seek to invest assets in funds advised or subadvised by J.P. Morgan or its affiliates in an amount sufficient to ensure an appropriate level of revenue to J.P. Morgan. J.P. Morgan will be subject to a conflict of interest in determining the Fund’s assets allocations, because it might expect to benefit financially by allocating the Fund’s assets to asset classes where MML Advisers would be likely to invest in mutual funds advised or subadvised by J.P. Morgan or its affiliates. These conflicts of interest may result in a portfolio of Underlying Funds that achieves a level of performance, or incurs higher fees, less favorable to the Fund than if MML Advisers or J.P. Morgan did not consider such factors or was not subject to such conflicts of interest. There may be circumstances where MML Advisers’ possession of non-public information regarding an Underlying Fund will limit the ability of the Fund to buy or sell shares in that Underlying Fund when it might otherwise do so, which might adversely affect the investment performance of the Fund.
The table below shows the Fund’s approximate allocation, as of January 17, 2020, to Underlying Funds in which the Fund invests 5% or more of its assets. Other Underlying Funds in which the Fund invests are listed under “Additional Information Regarding Investment Objectives and Principal Investment Strategies” in the Fund’s Prospectus. MML Advisers may modify the selection of Underlying Funds at any time and from time to time, and may invest the Fund’s assets in additional or different Underlying Funds, including Funds that may be created in the future. At any given time, the Fund’s allocations to Underlying Funds may be affected by a variety of factors (such as, for example, whether an Underlying Fund is accepting additional investments). Actual allocations to Underlying Funds are available in the Fund’s shareholder reports and at http://www.massmutual.com/funds from time to time. A brief description of the Underlying Funds is included in Appendix D of the Statement of Additional Information (“SAI”).
MM Select Equity Asset (J.P. Morgan)	21.8%
Select Overseas (MFS/Harris)	12.9%
Premier Strategic Emerging Markets (Invesco)	5.2%
Through its investments in Underlying Funds, the Fund will be exposed to a wide range of securities and other instruments with differing characteristics (such as credit quality, duration, geography, industry, and market capitalization), which may include without limitation equity securities of small-, mid-, or large-capitalization U.S. or non-U.S. issuers, fixed income securities of U.S. or non-U.S. private or governmental issuers (including “junk” or “high yield” bonds, including securities

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in default), inflation-protected securities, bank loans, and short-term investments of any kind. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, real estate investment trusts (“REITs”), rights, and warrants. An Underlying Fund may engage in foreign currency exchange transactions, including forward contracts, options on currency, futures contracts, and swap contracts, to take long or short positions in foreign currencies in order to enhance its investment return or to attempt to protect against adverse changes in currency exchange rates. An Underlying Fund may be permitted to use a wide variety of additional exchange-traded and over-the-counter derivatives, including options, futures contracts, swap contracts (including interest rate swaps, total return swaps, and credit default swaps), and hybrid instruments. An Underlying Fund may typically use these derivatives for hedging purposes, as a substitute for direct investments, to earn additional income, to gain exposure to securities or markets in which it might not be able to invest directly, or to adjust various portfolio characteristics, including the duration (interest rate volatility) of the Fund’s portfolio of debt securities. Use of derivatives by an Underlying Fund may create investment leverage. An Underlying Fund may enter into repurchase agreement transactions. An Underlying Fund may invest in mortgage-backed or other asset-backed securities. An Underlying Fund may enter into dollar roll or reverse repurchase agreement transactions. The Fund will bear a pro rata share of the Underlying Funds’ expenses. The Fund also bears all of the risks associated with the investment strategies used by the Underlying Funds.
Principal Risks
The following are the Principal Risks of the Fund. An investment in this Fund is not guaranteed. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund, including losses near, at, or after the target date. There is no guarantee that the Fund will provide adequate income at and through your retirement. Although the descriptions below refer to the risks relating to investment activities of the Fund, many of the risks arise due to the investment activities of the Underlying Funds. Certain risks relating to instruments and strategies used in the management of the Fund are placed first. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Allocation Risk The allocation of investments among the Underlying Funds’ different investment styles, such as equity or debt securities, or U.S. or non-U.S. securities, may have a more significant effect on the Fund’s net asset value when one of these investments is performing more poorly than the other. There is no assurance that allocation decisions will result in the desired effects. The limited universe of Underlying Funds and the requirement that a significant percentage of Fund assets be invested in mutual funds advised by MML Advisers, J.P. Morgan, or their affiliates as noted in “Principal Investment Strategies” may adversely affect Fund performance.
Risk of Investment in Other Funds or Pools The Fund is indirectly exposed to all of the risks of the Underlying Funds, including exchange-traded funds, in which it invests, including the risk that the Underlying Funds will not perform as expected. The Fund indirectly pays a portion of the expenses incurred by the Underlying Funds.
Tactical Allocation Risk The subadviser has discretion to make short- to intermediate-term tactical allocations that increase or decrease the exposure to asset classes and investments shown in the glide path. The Fund’s tactical allocation strategy may not be successful in adding value, may increase losses to the Fund, and/or cause the Fund to have a risk profile different than that portrayed in the glide path from time to time.
Bank Loans Risk Many of the risks associated with bank loans are similar to the risks of investing in below investment grade debt securities. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. Senior secured bank loans are typically supported by collateral; however the value of the collateral may be insufficient to cover the amount owed to the Fund, or the Fund may be prevented or delayed from realizing on the collateral. Some loans may be unsecured; unsecured loans generally present a greater risk of loss to the Fund if the issuer defaults. If the Fund relies on a third party to administer a loan, the Fund is subject to the risk that the third party will fail to perform its obligations. In addition, if the Fund holds only a

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participation interest in a loan made by a third party, the Fund’s receipt of payments on the loan will depend on the third party’s willingness and ability to make those payments to the Fund. The settlement time for certain loans is longer than the settlement time for many other types of investments, and the Fund may not receive the payment for a loan sold by it until well after the sale; that cash would be unavailable for payment of redemption proceeds or for reinvestment. Interests in some bank loans may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Fund believes to be a fair price.
Below Investment Grade Debt Securities Risk Below investment grade debt securities, commonly known as “junk” or “high yield” bonds, have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.
Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.
Commodities-Related Investments Risk Commodity prices (including precious metals) can be extremely volatile and exposure to commodities can cause the net asset value of the Fund’s shares to decline or fluctuate in a rapid and unpredictable manner. The values of physical commodities or commodity-linked derivative instruments may be affected by changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, international economic, political, and regulatory developments, or factors affecting a particular region, industry, or commodity. A liquid secondary market may not exist for certain commodity investments, which may make it difficult for the Fund to sell them at a desirable price or at the price at which it is carrying them.
Convertible Securities Risk Convertible securities are subject to the risks of both debt instruments and equity securities. The price of a convertible security may change in response to changes in price of the underlying equity security, the credit quality of the issuer, and interest rates. In general, the values of convertible securities tend to decline as interest rates rise and to rise when interest rates fall. A convertible security generally has less potential for gain or loss than the underlying equity security.
Credit Risk Credit risk is the risk that an issuer, guarantor, or liquidity provider of a fixed income security held by the Fund may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The Fund may also be exposed to the credit risk of its counterparty to repurchase agreements, reverse repurchase agreements, swap transactions, and other derivatives transactions, and to the counterparty’s ability or willingness to perform in accordance with the terms of the transaction. The value of such transactions to the Fund will depend on the willingness and ability of the counterparty to perform its obligations, including among other things the obligation to return collateral or margin to the Fund.
Defaulted and Distressed Securities Risk Because the issuer of such securities is in default and is likely to be in distressed financial condition, repayment of defaulted securities and obligations of distressed issuers (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring, or in bankruptcy or insolvency proceedings) is uncertain.
Derivatives Risk Derivatives can be highly volatile and involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect or benefit anticipated. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Many derivatives are traded in the over-the-counter market and not on exchanges.

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Dollar Roll and Reverse Repurchase Agreement Transaction Risk These transactions generally create leverage and subject the Fund to the credit risk of the counterparty.
Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, or investor confidence, or announcements of economic, political, or financial information.
Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Certain events, such as market or economic developments, regulatory or government actions, natural disasters, terrorist attacks, war, and other geopolitical events can have a dramatic adverse effect on the debt market and the overall liquidity of the market for fixed income securities. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. Fixed income securities are subject to interest rate risk (the risk that the value of a fixed income security will fall when interest rates rise), extension risk (the risk that the average life of a security will be extended through a slowing of principal payments), prepayment risk (the risk that a security will be prepaid and the Fund will be required to reinvest at a less favorable rate), and credit risk.
Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, industry, political, regulatory, and other conditions. Political, social, diplomatic, and economic developments, U.S. and foreign government action such as the imposition of currency or capital blockages, controls, or tariffs, economic and trade sanctions or embargoes, security suspensions, entering or exiting trade or other intergovernmental agreements, or the expropriation or nationalization of assets in a particular country, can cause dramatic declines in certain or all securities with exposure to that country and other countries. In the event of nationalization, expropriation, or other confiscation, the Fund could lose its entire foreign investment in a particular country. There may be quotas or other limits on the ability of the Fund (or clients of the Fund’s investment adviser or subadviser) to invest or maintain investments in securities of issuers in certain countries. Enforcing legal rights can be more difficult, costly, and limited in certain foreign countries, and can be particularly difficult against foreign governments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by changes in currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates. Frontier markets, a subset of emerging markets, generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to having abrupt changes in currency values, less mature markets and settlement practices, and lower trading volumes that could lead to greater price volatility and illiquidity. Non-U.S. transaction costs, such as brokerage commissions and custody costs may be higher than in the United States. In addition, foreign markets can react differently to market, economic, industry, political, regulatory, and other conditions than the U.S. market.

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Geographic Focus Risk When the Fund focuses investments on a particular country, group of countries, or geographic region, its performance will be closely tied to the market, currency, economic, political, or regulatory conditions and developments in those countries or that region, and could be more volatile than the performance of more geographically diversified funds.
Growth Company Risk The prices of growth securities are often highly sensitive to market fluctuations because of their heavy dependence on future earnings or cash flow expectations, and can be more volatile than the market in general.
Index Funds Risk Certain Underlying Funds may attempt to track the performance of a specified index. Therefore, securities may be purchased, retained, and sold by the Underlying Fund at times when an actively managed fund would not do so. If the value of securities that are heavily weighted in the index change, you can expect a greater risk of loss than would be the case if the Underlying Fund were less invested in such securities.
Inflation Risk The value of assets or income from the Fund’s investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions.
Inflation-Linked Securities Risk Such securities may change in value in response to actual or anticipated changes in inflation rates in a manner unanticipated by the Fund’s portfolio manager or investors generally. Inflation-linked securities are subject to fixed income securities risks. When inflation is low, declining, or negative, the Fund’s performance could lag the performance of more conventional bond funds.
Large Company Risk Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund’s investments in large-capitalization stocks to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Liquidity Risk Certain securities may be difficult (or impossible) to sell or certain positions may be difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time. The Fund may not receive the proceeds from the sale of certain investments for an extended period.
Management Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses.
Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.
Mortgage- and Asset-Backed Securities Risk Investments in mortgage- and asset-backed securities subject the Fund to credit risk, interest rate risk, extension risk, and prepayment risk, among other risks. Mortgage-backed and asset-backed securities not issued by a government agency generally involve greater credit risk than securities issued by government agencies. Payment of principal and interest generally depends on the cash flows generated by the underlying assets and the terms of the security. The types of mortgages (for example, residential or commercial mortgages) underlying securities held by the Fund may differ and be affected differently by market factors. Investments that receive only the interest portion or the principal portion of payments on the underlying assets may be highly volatile. Litigation with respect to the representations and warranties given in connection with the issuance of mortgage-backed securities can be an important consideration in investing in such securities, and the outcome of any such litigation could significantly impact the value of the Fund’s mortgage-backed investments.
Preferred Stock Risk Like other equity securities, preferred stock is subject to the risk that its value

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may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, changes in interest rates may adversely affect the value of a preferred stock that pays a fixed dividend.
Real Estate Risk; REIT Risk Real estate-related investments may decline in value as a result of factors affecting the real estate industry, such as the supply of real property in certain markets, changes in zoning laws, environmental regulations and other governmental action, delays in completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, losses due to natural disasters, and local and regional market conditions. Investments in REITs may be subject to risks similar to those associated with direct investment in real estate, as well as additional risks associated with equity investments. As a shareholder in a REIT, the Fund, and indirectly the Fund’s shareholders, would bear its ratable share of the REIT’s expenses and would at the same time continue to pay its own fees and expenses.
Repurchase Agreement Risk  These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.
Sector Risk The Fund may allocate more of its assets to particular industries or to particular economic, market, or industry sectors than to others. This could increase the volatility of the Fund’s portfolio, and the Fund’s performance may be more susceptible to developments affecting issuers in those industries or sectors than if the Fund invested more broadly.
Small and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of small and medium-sized companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Their shares can be less liquid than those of larger companies, especially during market declines. Small and medium-sized companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.
Sovereign Debt Obligations Risk Investments in debt securities issued by governments or by government agencies and instrumentalities involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. Many sovereign debt obligations may be rated below investment grade (“junk” or “high yield” bonds). Any restructuring of a sovereign debt obligation held by the Fund will likely have a significant adverse effect on the value of the obligation. In the event of default of sovereign debt, the Fund may be unable to pursue legal action against the sovereign issuer or to realize on collateral securing the debt.
U.S. Government Securities Risk Obligations of certain U.S. Government agencies and instrumentalities are not backed by the full faith and credit of the U.S. Government, and there can be no assurance that the U.S. Government would provide financial support to such agencies and instrumentalities.
Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.
Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock the investment adviser or subadviser judges to be undervalued may actually be appropriately priced.
When-Issued, Delayed Delivery, TBA, and Forward Commitment Transaction Risk These transactions may create leverage and involve a risk of loss if the value of the securities declines prior to settlement.
Performance Information
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Service Class shares. The table shows how the Fund’s average annual returns for 1 and 5 years, and since inception, compare with those of a broad measure of market performance. The Fund’s name and investment strategy changed on September 24, 2018. The performance results shown below would not necessarily have been achieved had the Fund’s current investment strategy been in effect for the entire period for which performance results are presented. Performance for Class A shares of the Fund reflects any applicable sales charge. Performance for Class I, Class R5, Class R4, and Class R3 shares of the Fund for periods prior to their inception date (04/01/14) is based on the

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performance of Service Class shares, adjusted for Class R4 and Class R3 shares to reflect Class R4 and Class R3 expenses. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.
Annual Performance
Service Class Shares
Highest Quarter:	1Q ’12,	12.68%	Lowest Quarter:	3Q ’11,	–17.31%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Service Class only. After-tax returns for other classes will vary.
Average Annual Total Returns
(for the periods ended December 31, 2019)
		One Year	Five Years	Since Inception (04/01/10)
Service Class	Return Before Taxes	25.06%	7.62%	8.98%
	Return After Taxes on Distributions	21.80%	5.53%	7.38%
	Return After Taxes on Distributions and Sale of Fund Shares	17.03%	5.57%	7.03%
Class I	Return Before Taxes	25.28%	7.83%	9.11%
Class R5	Return Before Taxes	25.17%	7.71%	9.05%
Administrative Class	Return Before Taxes	25.01%	7.51%	8.89%
Class A	Return Before Taxes	17.83%	6.03%	7.95%
		One Year	Five Years	Since Inception (04/01/10)
Class R4	Return Before Taxes	24.83%	7.35%	8.72%
Class R3	Return Before Taxes	24.44%	7.08%	8.45%
S&P Target Date 2045 Index (reflects no deduction for fees, expenses, or taxes)		24.02%	8.32%	9.67%
MANAGEMENT
Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)
Subadviser(s): J.P. Morgan Investment Management Inc. (“J.P. Morgan”)
Portfolio Manager(s):
Frederick (Rick) Schulitz, CFA, CAIA is Head of Asset Allocation and a portfolio manager at MML Advisers. He has managed the Fund since its inception (April 2010).
Anne Lester is a Managing Director, the Head of Retirement Solutions, and a portfolio manager at J.P. Morgan. She has managed the Fund since September 2018.
Daniel Oldroyd, CFA, CAIA is a Managing Director, the Head of Target Date Strategies, and a portfolio manager at J.P. Morgan. He has managed the Fund since September 2018.
Silvia Trillo is a Managing Director and portfolio manager at J.P. Morgan. She has managed the Fund since February 2020.
PURCHASE AND SALE OF FUND SHARES
Shares of the Fund are generally available to retirement plans, other institutional investors, and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone, or internet (available to certain customers).
TAX INFORMATION
The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains, unless you are an investor eligible for preferential tax treatment.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MML Advisers or its affiliates, or

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others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

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MassMutual RetireSMARTSM by JPMorgan 2050 Fund
INVESTMENT OBJECTIVE
The Fund seeks total return through its asset allocation, which is designed to become more conservative over time. As the Fund approaches and passes the target retirement date, the Fund’s objective will shift to seeking current income and some capital appreciation.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class beginning on page 173 of the Fund’s Prospectus or from your financial professional.
Shareholder Fees (fees paid directly from your investment)
	Class I	Class R5	Service Class	Adminis- trative Class	Class A	Class R4	Class R3
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	None	5.50%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class R5	Service Class	Adminis- trative Class	Class A	Class R4	Class R3
Management Fees	.00%	.00%	.00%	.00%	.00%	.00%	.00%
Distribution and Service (Rule 12b-1) Fees	None	None	None	None	.25%	.25%	.50%
Other Expenses	.14%	.24%	.34%	.44%	.44%	.34%	.34%
Acquired Fund Fees and Expenses	.51%	.51%	.51%	.51%	.51%	.51%	.51%
Total Annual Fund Operating Expenses(1)	.65%	.75%	.85%	.95%	1.20%	1.10%	1.35%
Expense Reimbursement	(.12%)	(.12%)	(.12%)	(.12%)	(.12%)	(.12%)	(.12%)
Total Annual Fund Operating Expenses after Expense Reimbursement(2)	.53%	.63%	.73%	.83%	1.08%	.98%	1.23%
(1)
Because Total Annual Fund Operating Expenses include Acquired Fund Fees and Expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in the Prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

(2)
The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through January 31, 2021, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed .02%, .12%, .22%, .32%, .57%, .47%, and .72% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively. The Total Annual Fund Operating Expenses after Expense Reimbursement shown in the above table may exceed these amounts, because, as noted in the previous sentence, certain fees and expenses are excluded from the cap. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MML Advisers.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I	$54	$196	$350	$799
Class R5	$64	$228	$405	$919
Service Class	$75	$259	$460	$1,038
Administrative Class	$85	$291	$514	$1,155
Class A	$654	$899	$1,162	$1,915
Class R4	$100	$338	$595	$1,329
Class R3	$125	$416	$728	$1,613
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 40% of the average value of its portfolio.

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INVESTMENTS, RISKS, AND PERFORMANCE
Principal Investment Strategies
The Fund is a “fund of funds” and seeks to achieve its investment objective by investing in a combination of U.S. domestic and international mutual funds (“Underlying Funds”) using an asset allocation strategy designed for investors expecting to retire at age 65 around the year 2050 and likely to stop making new investments in the Fund at or around that time. Underlying Funds will include a combination of MassMutual Select Funds and MassMutual Premier Funds (advised by MML Investment Advisers, LLC (“MML Advisers”), a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”)) and J.P. Morgan Funds (advised by J.P. Morgan Investment Management Inc. (“J.P. Morgan”) or its affiliates), and may also include Barings Funds (advised by Barings LLC (“Barings”), a wholly-owned, indirect subsidiary of MassMutual) and other, non-affiliated mutual funds. The Underlying Funds may invest in various asset classes, including equity securities, fixed income securities, and money market instruments. Underlying Funds may also invest some or all of their assets in commodities or commodities-related investments. Non-affiliated Underlying Funds in which the Fund may invest are typically passively managed funds that seek to track the performance of a particular market index, which may be broad-based or relate to a particular sector, market, region, or industry. The Fund is advised by MML Advisers and subadvised by J.P. Morgan. J.P. Morgan has responsibility for determining the Fund’s strategic asset allocation (its “glide path”) and tactical asset allocation. MML Advisers has overall responsibility for the Fund and for implementing those allocations through the selection of, and allocations to, Underlying Funds. Most of the Fund’s assets will typically be invested in mutual funds advised by MML Advisers, J.P. Morgan, or their affiliates, including typically a 15% to 35% allocation to mutual funds advised or subadvised by J.P. Morgan or its affiliates.
The Fund’s assets are allocated among Underlying Funds according to an asset allocation strategy that generally becomes increasingly conservative until it reaches its most conservative strategic target allocations by the end of 2050. It is intended that the Fund’s strategic target allocations will approximate those of the MassMutual RetireSMART by JPMorgan In Retirement Fund by the end of 2050. As the Fund reaches 2050 and investors redeem shares of the Fund, the Fund’s annual fund operating expenses may increase because certain fixed costs of the Fund would be shared by a smaller pool of assets. When the strategic target allocations of the Fund are substantially the same as those of the MassMutual RetireSMART by JPMorgan In Retirement Fund, the Fund may be merged into the MassMutual RetireSMART by JPMorgan In Retirement Fund at the discretion of the Fund’s Board of Trustees (“Trustees”) without a vote of shareholders. For more information, see “MassMutual RetireSMART by JPMorgan Funds” in the section titled Additional Information Regarding Investment Objectives and Principal Investment Strategies beginning on page 148 of the Fund’s Prospectus.
The glide path depicted in the chart below shows how the Fund’s strategic target allocations among asset and sub-asset classes generally become more conservative as the target retirement date approaches (typically more emphasis on fixed income and less on equity). The table accompanying the chart is simply the glide path in tabular form. The glide path below shows the Fund’s strategic target allocations initially established in 2020.

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Strategic Target Allocations(1)
Years to Target Date	40+	35	30	25	20	15	10	5	0	-5	-10
Equity	91.0%	91.0%	91.0%	91.0%	82.0%	73.0%	61.0%	48.5%	32.5%	32.5%	32.5%
U.S. Large Cap Equity Funds	40.0%	40.0%	40.0%	40.0%	36.0%	32.1%	26.8%	21.3%	14.3%	14.3%	14.3%
U.S. Small/Mid Cap Equity Funds	9.2%	9.2%	9.2%	9.2%	8.3%	7.4%	6.2%	4.9%	3.3%	3.3%	3.3%
REIT Funds	5.5%	5.5%	5.5%	5.5%	5.0%	4.4%	3.7%	2.9%	2.0%	2.0%	2.0%
International Equity Funds	27.3%	27.3%	27.3%	27.3%	24.6%	21.9%	18.3%	14.6%	9.8%	9.8%	9.8%
Emerging Markets Equity Funds	9.1%	9.1%	9.1%	9.1%	8.2%	7.3%	6.1%	4.9%	3.3%	3.3%	3.3%
Commodities	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Commodities Funds	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Fixed Income	9.0%	9.0%	9.0%	9.0%	18.0%	27.0%	39.0%	51.5%	62.5%	62.5%	62.5%
U.S. Fixed Income Funds	6.1%	6.1%	6.1%	6.1%	13.7%	21.6%	31.2%	38.2%	41.3%	41.3%	41.3%
Inflation Managed Funds	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	3.0%	7.5%	7.5%	7.5%
High Yield Funds	2.0%	2.0%	2.0%	2.0%	2.8%	3.4%	5.0%	7.2%	10.0%	10.0%	10.0%
Emerging Markets Debt Funds	1.0%	1.0%	1.0%	1.0%	1.5%	2.0%	2.8%	3.2%	3.8%	3.8%	3.8%
Money Market/Cash and Cash Equivalents	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	5.0%	5.0%	5.0%
Money Market Funds/Cash and Cash Equivalents	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	5.0%	5.0%	5.0%

(1)
As of February 1, 2020, the Fund utilizes Underlying Funds to implement its strategic target allocations.

Note:  Above allocations may not sum up to 100% due to rounding.
The Fund’s actual allocations at any time will likely differ from those shown in the glide path and table above due to a number of factors, including, among others, changes made by J.P. Morgan to those strategic target allocations or changes arising from tactical allocations of the Fund’s investments, cash flows into and out of the Fund, and appreciation/depreciation of the Fund’s investments in different asset classes. In establishing the Fund’s strategic target allocations, J.P. Morgan attempts to develop a strategic allocation of the Fund’s assets that it believes will outperform the S&P Target Date 2050 Index (the Fund’s broad benchmark) over the long term. J.P. Morgan bases the Fund’s strategic target allocation on its forward looking, long term capital markets assumptions and other factors it considers appropriate in light of the Fund’s investment strategy. J.P. Morgan may review the Fund’s strategic target allocations at any time in its discretion, in light of changes in its forward looking, long term capital markets assumptions and other factors it considers appropriate in light of the Fund’s investment strategy, and will in any event review the strategic target allocations at least annually (generally, in the first quarter of each calendar year). J.P. Morgan may adjust the strategic target allocations in its discretion at any time, in response to longer-term considerations, consistent with the Fund’s investment strategy. These changes might include modifying the existing strategic target allocations among the asset and sub-asset classes or, among

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other things, adding or removing asset and sub-asset classes, or maintaining long-term strategic target allocations for longer or shorter periods of time. The changes in the Fund’s strategic target allocations in any year will not typically cause the Fund’s actual strategic target allocations to vary from the allocations shown in the Fund’s Prospectus at the time by more than 5% for the equity, fixed income, money market/cash and cash equivalents, or commodity asset class or any specific sub-asset class. In addition, J.P. Morgan may vary the Fund’s allocations from its strategic allocations by making tactical allocations from time to time to take advantage of short- to intermediate-term opportunities or to avoid short- to intermediate-term challenges. These tactical allocations may cause the Fund’s asset allocations at any given time to vary from the strategic target allocations shown in the Fund’s Prospectus at the time by up to an additional 15% for the fixed income asset class (which may in turn cause the allocation to any fixed income sub-asset class to vary from its target allocation by the same additional amount), 15% for the equity asset class (which may in turn cause the allocation to any equity sub-asset class to vary from its target allocation by the same additional amount), 20% for the money market/cash and cash equivalents asset class (which may in turn cause the allocation to any money market/cash and cash equivalents sub-asset class to vary from its target allocation by the same additional amount), and 5% for the commodity asset class (which may in turn cause the allocation to any commodity sub-asset class to vary from its target allocation by the same additional amount).
The Fund will normally invest most of its assets in Underlying Funds advised by MML Advisers, J.P. Morgan, or their affiliates (which may include a fund or funds subadvised by J.P. Morgan); the Fund will normally invest no more than 20% of its assets in mutual funds not advised by MML Advisers, J.P. Morgan, or their affiliates (referred to here as “non-affiliated” funds). MML Advisers will select Underlying Funds from among mutual funds advised by it or its affiliates or J.P. Morgan or its affiliates even though they may have higher expense ratios or less favorable historical performance than non-affiliated funds, and MML Advisers will have no obligation to select the least expensive or best performing funds available to serve as Underlying Funds. In addition, MML Advisers will likely seek to invest assets in funds advised or subadvised by J.P. Morgan or its affiliates in an amount sufficient to ensure an appropriate level of revenue to J.P. Morgan. J.P. Morgan will be subject to a conflict of interest in determining the Fund’s assets allocations, because it might expect to benefit financially by allocating the Fund’s assets to asset classes where MML Advisers would be likely to invest in mutual funds advised or subadvised by J.P. Morgan or its affiliates. These conflicts of interest may result in a portfolio of Underlying Funds that achieves a level of performance, or incurs higher fees, less favorable to the Fund than if MML Advisers or J.P. Morgan did not consider such factors or was not subject to such conflicts of interest. There may be circumstances where MML Advisers’ possession of non-public information regarding an Underlying Fund will limit the ability of the Fund to buy or sell shares in that Underlying Fund when it might otherwise do so, which might adversely affect the investment performance of the Fund.
The table below shows the Fund’s approximate allocation, as of January 17, 2020, to Underlying Funds in which the Fund invests 5% or more of its assets. Other Underlying Funds in which the Fund invests are listed under “Additional Information Regarding Investment Objectives and Principal Investment Strategies” in the Fund’s Prospectus. MML Advisers may modify the selection of Underlying Funds at any time and from time to time, and may invest the Fund’s assets in additional or different Underlying Funds, including Funds that may be created in the future. At any given time, the Fund’s allocations to Underlying Funds may be affected by a variety of factors (such as, for example, whether an Underlying Fund is accepting additional investments). Actual allocations to Underlying Funds are available in the Fund’s shareholder reports and at http://www.massmutual.com/funds from time to time. A brief description of the Underlying Funds is included in Appendix D of the Statement of Additional Information (“SAI”).
MM Select Equity Asset (J.P. Morgan)	21.9%
Select Overseas (MFS/Harris)	13.0%
Premier Strategic Emerging Markets (Invesco)	5.2%
Through its investments in Underlying Funds, the Fund will be exposed to a wide range of securities and other instruments with differing characteristics (such as credit quality, duration, geography, industry, and market capitalization), which may include without limitation equity securities of small-, mid-, or large-capitalization U.S. or non-U.S. issuers, fixed income securities of U.S. or non-U.S. private or governmental issuers (including “junk” or “high yield” bonds, including securities

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in default), inflation-protected securities, bank loans, and short-term investments of any kind. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, real estate investment trusts (“REITs”), rights, and warrants. An Underlying Fund may engage in foreign currency exchange transactions, including forward contracts, options on currency, futures contracts, and swap contracts, to take long or short positions in foreign currencies in order to enhance its investment return or to attempt to protect against adverse changes in currency exchange rates. An Underlying Fund may be permitted to use a wide variety of additional exchange-traded and over-the-counter derivatives, including options, futures contracts, swap contracts (including interest rate swaps, total return swaps, and credit default swaps), and hybrid instruments. An Underlying Fund may typically use these derivatives for hedging purposes, as a substitute for direct investments, to earn additional income, to gain exposure to securities or markets in which it might not be able to invest directly, or to adjust various portfolio characteristics, including the duration (interest rate volatility) of the Fund’s portfolio of debt securities. Use of derivatives by an Underlying Fund may create investment leverage. An Underlying Fund may enter into repurchase agreement transactions. An Underlying Fund may invest in mortgage-backed or other asset-backed securities. An Underlying Fund may enter into dollar roll or reverse repurchase agreement transactions. The Fund will bear a pro rata share of the Underlying Funds’ expenses. The Fund also bears all of the risks associated with the investment strategies used by the Underlying Funds.
Principal Risks
The following are the Principal Risks of the Fund. An investment in this Fund is not guaranteed. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund, including losses near, at, or after the target date. There is no guarantee that the Fund will provide adequate income at and through your retirement. Although the descriptions below refer to the risks relating to investment activities of the Fund, many of the risks arise due to the investment activities of the Underlying Funds. Certain risks relating to instruments and strategies used in the management of the Fund are placed first. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Allocation Risk The allocation of investments among the Underlying Funds’ different investment styles, such as equity or debt securities, or U.S. or non-U.S. securities, may have a more significant effect on the Fund’s net asset value when one of these investments is performing more poorly than the other. There is no assurance that allocation decisions will result in the desired effects. The limited universe of Underlying Funds and the requirement that a significant percentage of Fund assets be invested in mutual funds advised by MML Advisers, J.P. Morgan, or their affiliates as noted in “Principal Investment Strategies” may adversely affect Fund performance.
Risk of Investment in Other Funds or Pools The Fund is indirectly exposed to all of the risks of the Underlying Funds, including exchange-traded funds, in which it invests, including the risk that the Underlying Funds will not perform as expected. The Fund indirectly pays a portion of the expenses incurred by the Underlying Funds.
Tactical Allocation Risk The subadviser has discretion to make short- to intermediate-term tactical allocations that increase or decrease the exposure to asset classes and investments shown in the glide path. The Fund’s tactical allocation strategy may not be successful in adding value, may increase losses to the Fund, and/or cause the Fund to have a risk profile different than that portrayed in the glide path from time to time.
Bank Loans Risk Many of the risks associated with bank loans are similar to the risks of investing in below investment grade debt securities. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. Senior secured bank loans are typically supported by collateral; however the value of the collateral may be insufficient to cover the amount owed to the Fund, or the Fund may be prevented or delayed from realizing on the collateral. Some loans may be unsecured; unsecured loans generally present a greater risk of loss to the Fund if the issuer defaults. If the Fund relies on a third party to administer a loan, the Fund is subject to the risk that the third party will fail to perform its obligations. In addition, if the Fund holds only a

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participation interest in a loan made by a third party, the Fund’s receipt of payments on the loan will depend on the third party’s willingness and ability to make those payments to the Fund. The settlement time for certain loans is longer than the settlement time for many other types of investments, and the Fund may not receive the payment for a loan sold by it until well after the sale; that cash would be unavailable for payment of redemption proceeds or for reinvestment. Interests in some bank loans may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Fund believes to be a fair price.
Below Investment Grade Debt Securities Risk Below investment grade debt securities, commonly known as “junk” or “high yield” bonds, have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.
Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.
Commodities-Related Investments Risk Commodity prices (including precious metals) can be extremely volatile and exposure to commodities can cause the net asset value of the Fund’s shares to decline or fluctuate in a rapid and unpredictable manner. The values of physical commodities or commodity-linked derivative instruments may be affected by changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, international economic, political, and regulatory developments, or factors affecting a particular region, industry, or commodity. A liquid secondary market may not exist for certain commodity investments, which may make it difficult for the Fund to sell them at a desirable price or at the price at which it is carrying them.
Convertible Securities Risk Convertible securities are subject to the risks of both debt instruments and equity securities. The price of a convertible security may change in response to changes in price of the underlying equity security, the credit quality of the issuer, and interest rates. In general, the values of convertible securities tend to decline as interest rates rise and to rise when interest rates fall. A convertible security generally has less potential for gain or loss than the underlying equity security.
Credit Risk Credit risk is the risk that an issuer, guarantor, or liquidity provider of a fixed income security held by the Fund may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The Fund may also be exposed to the credit risk of its counterparty to repurchase agreements, reverse repurchase agreements, swap transactions, and other derivatives transactions, and to the counterparty’s ability or willingness to perform in accordance with the terms of the transaction. The value of such transactions to the Fund will depend on the willingness and ability of the counterparty to perform its obligations, including among other things the obligation to return collateral or margin to the Fund.
Defaulted and Distressed Securities Risk Because the issuer of such securities is in default and is likely to be in distressed financial condition, repayment of defaulted securities and obligations of distressed issuers (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring, or in bankruptcy or insolvency proceedings) is uncertain.
Derivatives Risk Derivatives can be highly volatile and involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect or benefit anticipated. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Many derivatives are traded in the over-the-counter market and not on exchanges.

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Dollar Roll and Reverse Repurchase Agreement Transaction Risk These transactions generally create leverage and subject the Fund to the credit risk of the counterparty.
Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, or investor confidence, or announcements of economic, political, or financial information.
Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Certain events, such as market or economic developments, regulatory or government actions, natural disasters, terrorist attacks, war, and other geopolitical events can have a dramatic adverse effect on the debt market and the overall liquidity of the market for fixed income securities. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. Fixed income securities are subject to interest rate risk (the risk that the value of a fixed income security will fall when interest rates rise), extension risk (the risk that the average life of a security will be extended through a slowing of principal payments), prepayment risk (the risk that a security will be prepaid and the Fund will be required to reinvest at a less favorable rate), and credit risk.
Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, industry, political, regulatory, and other conditions. Political, social, diplomatic, and economic developments, U.S. and foreign government action such as the imposition of currency or capital blockages, controls, or tariffs, economic and trade sanctions or embargoes, security suspensions, entering or exiting trade or other intergovernmental agreements, or the expropriation or nationalization of assets in a particular country, can cause dramatic declines in certain or all securities with exposure to that country and other countries. In the event of nationalization, expropriation, or other confiscation, the Fund could lose its entire foreign investment in a particular country. There may be quotas or other limits on the ability of the Fund (or clients of the Fund’s investment adviser or subadviser) to invest or maintain investments in securities of issuers in certain countries. Enforcing legal rights can be more difficult, costly, and limited in certain foreign countries, and can be particularly difficult against foreign governments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by changes in currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates. Frontier markets, a subset of emerging markets, generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to having abrupt changes in currency values, less mature markets and settlement practices, and lower trading volumes that could lead to greater price volatility and illiquidity. Non-U.S. transaction costs, such as brokerage commissions and custody costs may be higher than in the United States. In addition, foreign markets can react differently to market, economic, industry, political, regulatory, and other conditions than the U.S. market.

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Geographic Focus Risk When the Fund focuses investments on a particular country, group of countries, or geographic region, its performance will be closely tied to the market, currency, economic, political, or regulatory conditions and developments in those countries or that region, and could be more volatile than the performance of more geographically diversified funds.
Growth Company Risk The prices of growth securities are often highly sensitive to market fluctuations because of their heavy dependence on future earnings or cash flow expectations, and can be more volatile than the market in general.
Index Funds Risk Certain Underlying Funds may attempt to track the performance of a specified index. Therefore, securities may be purchased, retained, and sold by the Underlying Fund at times when an actively managed fund would not do so. If the value of securities that are heavily weighted in the index change, you can expect a greater risk of loss than would be the case if the Underlying Fund were less invested in such securities.
Inflation Risk The value of assets or income from the Fund’s investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions.
Inflation-Linked Securities Risk Such securities may change in value in response to actual or anticipated changes in inflation rates in a manner unanticipated by the Fund’s portfolio manager or investors generally. Inflation-linked securities are subject to fixed income securities risks. When inflation is low, declining, or negative, the Fund’s performance could lag the performance of more conventional bond funds.
Large Company Risk Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund’s investments in large-capitalization stocks to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Liquidity Risk Certain securities may be difficult (or impossible) to sell or certain positions may be difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time. The Fund may not receive the proceeds from the sale of certain investments for an extended period.
Management Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses.
Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.
Mortgage- and Asset-Backed Securities Risk Investments in mortgage- and asset-backed securities subject the Fund to credit risk, interest rate risk, extension risk, and prepayment risk, among other risks. Mortgage-backed and asset-backed securities not issued by a government agency generally involve greater credit risk than securities issued by government agencies. Payment of principal and interest generally depends on the cash flows generated by the underlying assets and the terms of the security. The types of mortgages (for example, residential or commercial mortgages) underlying securities held by the Fund may differ and be affected differently by market factors. Investments that receive only the interest portion or the principal portion of payments on the underlying assets may be highly volatile. Litigation with respect to the representations and warranties given in connection with the issuance of mortgage-backed securities can be an important consideration in investing in such securities, and the outcome of any such litigation could significantly impact the value of the Fund’s mortgage-backed investments.
Preferred Stock Risk Like other equity securities, preferred stock is subject to the risk that its value

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may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, changes in interest rates may adversely affect the value of a preferred stock that pays a fixed dividend.
Real Estate Risk; REIT Risk Real estate-related investments may decline in value as a result of factors affecting the real estate industry, such as the supply of real property in certain markets, changes in zoning laws, environmental regulations and other governmental action, delays in completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, losses due to natural disasters, and local and regional market conditions. Investments in REITs may be subject to risks similar to those associated with direct investment in real estate, as well as additional risks associated with equity investments. As a shareholder in a REIT, the Fund, and indirectly the Fund’s shareholders, would bear its ratable share of the REIT’s expenses and would at the same time continue to pay its own fees and expenses.
Repurchase Agreement Risk  These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.
Sector Risk The Fund may allocate more of its assets to particular industries or to particular economic, market, or industry sectors than to others. This could increase the volatility of the Fund’s portfolio, and the Fund’s performance may be more susceptible to developments affecting issuers in those industries or sectors than if the Fund invested more broadly.
Small and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of small and medium-sized companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Their shares can be less liquid than those of larger companies, especially during market declines. Small and medium-sized companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.
Sovereign Debt Obligations Risk Investments in debt securities issued by governments or by government agencies and instrumentalities involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. Many sovereign debt obligations may be rated below investment grade (“junk” or “high yield” bonds). Any restructuring of a sovereign debt obligation held by the Fund will likely have a significant adverse effect on the value of the obligation. In the event of default of sovereign debt, the Fund may be unable to pursue legal action against the sovereign issuer or to realize on collateral securing the debt.
U.S. Government Securities Risk Obligations of certain U.S. Government agencies and instrumentalities are not backed by the full faith and credit of the U.S. Government, and there can be no assurance that the U.S. Government would provide financial support to such agencies and instrumentalities.
Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.
Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock the investment adviser or subadviser judges to be undervalued may actually be appropriately priced.
When-Issued, Delayed Delivery, TBA, and Forward Commitment Transaction Risk These transactions may create leverage and involve a risk of loss if the value of the securities declines prior to settlement.
Performance Information
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Service Class shares. The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. The Fund’s name and investment strategy changed on September 24, 2018. The performance results shown below would not necessarily have been achieved had the Fund’s current investment strategy been in effect for the entire period for which performance results are presented. Performance for Class A shares of the Fund reflects any applicable sales charge. Performance for Class I, Class R5, and Class R4 shares of the Fund for periods prior to their inception date (04/01/14) is based on the performance of Service

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Class shares, adjusted for Class R4 shares to reflect Class R4 expenses. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.
Annual Performance
Service Class Shares
Highest Quarter:	3Q '10,	12.66%	Lowest Quarter:	3Q ’11,	–17.12%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Service Class only. After-tax returns for other classes will vary.
Average Annual Total Returns
(for the periods ended December 31, 2019)
		One Year	Five Years	Ten Years
Service Class	Return Before Taxes	25.24%	7.88%	9.35%
	Return After Taxes on Distributions	22.18%	5.64%	7.44%
	Return After Taxes on Distributions and Sale of Fund Shares	17.01%	5.75%	7.28%
Class I	Return Before Taxes	25.35%	8.10%	9.47%
Class R5	Return Before Taxes	25.13%	7.98%	9.40%
Administrative Class	Return Before Taxes	24.81%	7.76%	9.26%
Class A	Return Before Taxes	17.77%	6.29%	8.31%
Class R4	Return Before Taxes	24.70%	7.60%	9.08%
		One Year	Five Years	Ten Years
Class R3	Return Before Taxes	24.50%	7.33%	8.69%
S&P Target Date 2050 Index (reflects no deduction for fees, expenses, or taxes)		24.35%	8.49%	9.84%
MANAGEMENT
Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)
Subadviser(s): J.P. Morgan Investment Management Inc. (“J.P. Morgan”)
Portfolio Manager(s):
Frederick (Rick) Schulitz, CFA, CAIA is Head of Asset Allocation and a portfolio manager at MML Advisers. He has managed the Fund since its inception (December 2007).
Anne Lester is a Managing Director, the Head of Retirement Solutions, and a portfolio manager at J.P. Morgan. She has managed the Fund since September 2018.
Daniel Oldroyd, CFA, CAIA is a Managing Director, the Head of Target Date Strategies, and a portfolio manager at J.P. Morgan. He has managed the Fund since September 2018.
Silvia Trillo is a Managing Director and portfolio manager at J.P. Morgan. She has managed the Fund since February 2020.
PURCHASE AND SALE OF FUND SHARES
Shares of the Fund are generally available to retirement plans, other institutional investors, and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone, or internet (available to certain customers).
TAX INFORMATION
The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains, unless you are an investor eligible for preferential tax treatment.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MML Advisers or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary.

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These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

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MassMutual RetireSMARTSM by JPMorgan 2055 Fund
INVESTMENT OBJECTIVE
The Fund seeks total return through its asset allocation, which is designed to become more conservative over time. As the Fund approaches and passes the target retirement date, the Fund’s objective will shift to seeking current income and some capital appreciation.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class beginning on page 173 of the Fund’s Prospectus or from your financial professional.
Shareholder Fees (fees paid directly from your investment)
	Class I	Class R5	Service Class	Adminis- trative Class	Class A	Class R4	Class R3
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	None	5.50%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class R5	Service Class	Adminis- trative Class	Class A	Class R4	Class R3
Management Fees	.00%	.00%	.00%	.00%	.00%	.00%	.00%
Distribution and Service (Rule 12b-1) Fees	None	None	None	None	.25%	.25%	.50%
Other Expenses	.41%	.51%	.61%	.71%	.71%	.61%	.61%
Acquired Fund Fees and Expenses	.51%	.51%	.51%	.51%	.51%	.51%	.51%
Total Annual Fund Operating Expenses(1)	.92%	1.02%	1.12%	1.22%	1.47%	1.37%	1.62%
Expense Reimbursement	(.41%)	(.41%)	(.41%)	(.41%)	(.41%)	(.41%)	(.41%)
Total Annual Fund Operating Expenses after Expense Reimbursement(2)	.51%	.61%	.71%	.81%	1.06%	.96%	1.21%
(1)
Because Total Annual Fund Operating Expenses include Acquired Fund Fees and Expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in the Prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

(2)
The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through January 31, 2021, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed .00%, .10%, .20%, .30%, .55%, .45%, and .70% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively. The Total Annual Fund Operating Expenses after Expense Reimbursement shown in the above table may exceed these amounts, because, as noted in the previous sentence, certain fees and expenses are excluded from the cap. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MML Advisers.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I	$52	$252	$469	$1,094
Class R5	$62	$284	$523	$1,211
Service Class	$73	$315	$577	$1,326
Administrative Class	$83	$347	$631	$1,441
Class A	$652	$951	$1,272	$2,178
Class R4	$98	$393	$711	$1,611
Class R3	$123	$471	$843	$1,887
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 50% of the average value of its portfolio.

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INVESTMENTS, RISKS, AND PERFORMANCE
Principal Investment Strategies
The Fund is a “fund of funds” and seeks to achieve its investment objective by investing in a combination of U.S. domestic and international mutual funds (“Underlying Funds”) using an asset allocation strategy designed for investors expecting to retire at age 65 around the year 2055 and likely to stop making new investments in the Fund at or around that time. Underlying Funds will include a combination of MassMutual Select Funds and MassMutual Premier Funds (advised by MML Investment Advisers, LLC (“MML Advisers”), a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”)) and J.P. Morgan Funds (advised by J.P. Morgan Investment Management Inc. (“J.P. Morgan”) or its affiliates), and may also include Barings Funds (advised by Barings LLC (“Barings”), a wholly-owned, indirect subsidiary of MassMutual) and other, non-affiliated mutual funds. The Underlying Funds may invest in various asset classes, including equity securities, fixed income securities, and money market instruments. Underlying Funds may also invest some or all of their assets in commodities or commodities-related investments. Non-affiliated Underlying Funds in which the Fund may invest are typically passively managed funds that seek to track the performance of a particular market index, which may be broad-based or relate to a particular sector, market, region, or industry. The Fund is advised by MML Advisers and subadvised by J.P. Morgan. J.P. Morgan has responsibility for determining the Fund’s strategic asset allocation (its “glide path”) and tactical asset allocation. MML Advisers has overall responsibility for the Fund and for implementing those allocations through the selection of, and allocations to, Underlying Funds. Most of the Fund’s assets will typically be invested in mutual funds advised by MML Advisers, J.P. Morgan, or their affiliates, including typically a 15% to 35% allocation to mutual funds advised or subadvised by J.P. Morgan or its affiliates.
The Fund’s assets are allocated among Underlying Funds according to an asset allocation strategy that generally becomes increasingly conservative until it reaches its most conservative strategic target allocations by the end of 2055. It is intended that the Fund’s strategic target allocations will approximate those of the MassMutual RetireSMART by JPMorgan In Retirement Fund by the end of 2055. As the Fund reaches 2055 and investors redeem shares of the Fund, the Fund’s annual fund operating expenses may increase because certain fixed costs of the Fund would be shared by a smaller pool of assets. When the strategic target allocations of the Fund are substantially the same as those of the MassMutual RetireSMART by JPMorgan In Retirement Fund, the Fund may be merged into the MassMutual RetireSMART by JPMorgan In Retirement Fund at the discretion of the Fund’s Board of Trustees (“Trustees”) without a vote of shareholders. For more information, see “MassMutual RetireSMART by JPMorgan Funds” in the section titled Additional Information Regarding Investment Objectives and Principal Investment Strategies beginning on page 148 of the Fund’s Prospectus.
The glide path depicted in the chart below shows how the Fund’s strategic target allocations among asset and sub-asset classes generally become more conservative as the target retirement date approaches (typically more emphasis on fixed income and less on equity). The table accompanying the chart is simply the glide path in tabular form. The glide path below shows the Fund’s strategic target allocations initially established in 2020.

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Strategic Target Allocations(1)
Years to Target Date	40+	35	30	25	20	15	10	5	0	-5	-10
Equity	91.0%	91.0%	91.0%	91.0%	82.0%	73.0%	61.0%	48.5%	32.5%	32.5%	32.5%
U.S. Large Cap Equity Funds	40.0%	40.0%	40.0%	40.0%	36.0%	32.1%	26.8%	21.3%	14.3%	14.3%	14.3%
U.S. Small/Mid Cap Equity Funds	9.2%	9.2%	9.2%	9.2%	8.3%	7.4%	6.2%	4.9%	3.3%	3.3%	3.3%
REIT Funds	5.5%	5.5%	5.5%	5.5%	5.0%	4.4%	3.7%	2.9%	2.0%	2.0%	2.0%
International Equity Funds	27.3%	27.3%	27.3%	27.3%	24.6%	21.9%	18.3%	14.6%	9.8%	9.8%	9.8%
Emerging Markets Equity Funds	9.1%	9.1%	9.1%	9.1%	8.2%	7.3%	6.1%	4.9%	3.3%	3.3%	3.3%
Commodities	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Commodities Funds	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Fixed Income	9.0%	9.0%	9.0%	9.0%	18.0%	27.0%	39.0%	51.5%	62.5%	62.5%	62.5%
U.S. Fixed Income Funds	6.1%	6.1%	6.1%	6.1%	13.7%	21.6%	31.2%	38.2%	41.3%	41.3%	41.3%
Inflation Managed Funds	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	3.0%	7.5%	7.5%	7.5%
High Yield Funds	2.0%	2.0%	2.0%	2.0%	2.8%	3.4%	5.0%	7.2%	10.0%	10.0%	10.0%
Emerging Markets Debt Funds	1.0%	1.0%	1.0%	1.0%	1.5%	2.0%	2.8%	3.2%	3.8%	3.8%	3.8%
Money Market/Cash and Cash Equivalents	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	5.0%	5.0%	5.0%
Money Market Funds/Cash and Cash Equivalents	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	5.0%	5.0%	5.0%

(1)
As of February 1, 2020, the Fund utilizes Underlying Funds to implement its strategic target allocations.

Note:  Above allocations may not sum up to 100% due to rounding.
The Fund’s actual allocations at any time will likely differ from those shown in the glide path and table above due to a number of factors, including, among others, changes made by J.P. Morgan to those strategic target allocations or changes arising from tactical allocations of the Fund’s investments, cash flows into and out of the Fund, and appreciation/depreciation of the Fund’s investments in different asset classes. In establishing the Fund’s strategic target allocations, J.P. Morgan attempts to develop a strategic allocation of the Fund’s assets that it believes will outperform the S&P Target Date 2055 Index (the Fund’s broad benchmark) over the long term. J.P. Morgan bases the Fund’s strategic target allocation on its forward looking, long term capital markets assumptions and other factors it considers appropriate in light of the Fund’s investment strategy. J.P. Morgan may review the Fund’s strategic target allocations at any time in its discretion, in light of changes in its forward looking, long term capital markets assumptions and other factors it considers appropriate in light of the Fund’s investment strategy, and will in any event review the strategic target allocations at least annually (generally, in the first quarter of each calendar year). J.P. Morgan may adjust the strategic target allocations in its discretion at any time, in response to longer-term considerations, consistent with the Fund’s investment strategy. These changes might include modifying the existing strategic target allocations among the asset and sub-asset classes or, among

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other things, adding or removing asset and sub-asset classes, or maintaining long-term strategic target allocations for longer or shorter periods of time. The changes in the Fund’s strategic target allocations in any year will not typically cause the Fund’s actual strategic target allocations to vary from the allocations shown in the Fund’s Prospectus at the time by more than 5% for the equity, fixed income, money market/cash and cash equivalents, or commodity asset class or any specific sub-asset class. In addition, J.P. Morgan may vary the Fund’s allocations from its strategic allocations by making tactical allocations from time to time to take advantage of short- to intermediate-term opportunities or to avoid short- to intermediate-term challenges. These tactical allocations may cause the Fund’s asset allocations at any given time to vary from the strategic target allocations shown in the Fund’s Prospectus at the time by up to an additional 15% for the fixed income asset class (which may in turn cause the allocation to any fixed income sub-asset class to vary from its target allocation by the same additional amount), 15% for the equity asset class (which may in turn cause the allocation to any equity sub-asset class to vary from its target allocation by the same additional amount), 20% for the money market/cash and cash equivalents asset class (which may in turn cause the allocation to any money market/cash and cash equivalents sub-asset class to vary from its target allocation by the same additional amount), and 5% for the commodity asset class (which may in turn cause the allocation to any commodity sub-asset class to vary from its target allocation by the same additional amount).
The Fund will normally invest most of its assets in Underlying Funds advised by MML Advisers, J.P. Morgan, or their affiliates (which may include a fund or funds subadvised by J.P. Morgan); the Fund will normally invest no more than 20% of its assets in mutual funds not advised by MML Advisers, J.P. Morgan, or their affiliates (referred to here as “non-affiliated” funds). MML Advisers will select Underlying Funds from among mutual funds advised by it or its affiliates or J.P. Morgan or its affiliates even though they may have higher expense ratios or less favorable historical performance than non-affiliated funds, and MML Advisers will have no obligation to select the least expensive or best performing funds available to serve as Underlying Funds. In addition, MML Advisers will likely seek to invest assets in funds advised or subadvised by J.P. Morgan or its affiliates in an amount sufficient to ensure an appropriate level of revenue to J.P. Morgan. J.P. Morgan will be subject to a conflict of interest in determining the Fund’s assets allocations, because it might expect to benefit financially by allocating the Fund’s assets to asset classes where MML Advisers would be likely to invest in mutual funds advised or subadvised by J.P. Morgan or its affiliates. These conflicts of interest may result in a portfolio of Underlying Funds that achieves a level of performance, or incurs higher fees, less favorable to the Fund than if MML Advisers or J.P. Morgan did not consider such factors or was not subject to such conflicts of interest. There may be circumstances where MML Advisers’ possession of non-public information regarding an Underlying Fund will limit the ability of the Fund to buy or sell shares in that Underlying Fund when it might otherwise do so, which might adversely affect the investment performance of the Fund.
The table below shows the Fund’s approximate allocation, as of January 17, 2020, to Underlying Funds in which the Fund invests 5% or more of its assets. Other Underlying Funds in which the Fund invests are listed under “Additional Information Regarding Investment Objectives and Principal Investment Strategies” in the Fund’s Prospectus. MML Advisers may modify the selection of Underlying Funds at any time and from time to time, and may invest the Fund’s assets in additional or different Underlying Funds, including Funds that may be created in the future. At any given time, the Fund’s allocations to Underlying Funds may be affected by a variety of factors (such as, for example, whether an Underlying Fund is accepting additional investments). Actual allocations to Underlying Funds are available in the Fund’s shareholder reports and at http://www.massmutual.com/funds from time to time. A brief description of the Underlying Funds is included in Appendix D of the Statement of Additional Information (“SAI”).
MM Select Equity Asset (J.P. Morgan)	21.5%
Select Overseas (MFS/Harris)	13.8%
Premier Strategic Emerging Markets (Invesco)	6.4%
Vanguard Emerging Markets Stock Index (Vanguard)	5.8%
Through its investments in Underlying Funds, the Fund will be exposed to a wide range of securities and other instruments with differing characteristics (such as credit quality, duration, geography, industry, and market capitalization), which may include without limitation equity securities of small-, mid-, or large-capitalization U.S. or non-U.S. issuers, fixed income securities of U.S. or

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non-U.S. private or governmental issuers (including “junk” or “high yield” bonds, including securities in default), inflation-protected securities, bank loans, and short-term investments of any kind. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, real estate investment trusts (“REITs”), rights, and warrants. An Underlying Fund may engage in foreign currency exchange transactions, including forward contracts, options on currency, futures contracts, and swap contracts, to take long or short positions in foreign currencies in order to enhance its investment return or to attempt to protect against adverse changes in currency exchange rates. An Underlying Fund may be permitted to use a wide variety of additional exchange-traded and over-the-counter derivatives, including options, futures contracts, swap contracts (including interest rate swaps, total return swaps, and credit default swaps), and hybrid instruments. An Underlying Fund may typically use these derivatives for hedging purposes, as a substitute for direct investments, to earn additional income, to gain exposure to securities or markets in which it might not be able to invest directly, or to adjust various portfolio characteristics, including the duration (interest rate volatility) of the Fund’s portfolio of debt securities. Use of derivatives by an Underlying Fund may create investment leverage. An Underlying Fund may enter into repurchase agreement transactions. An Underlying Fund may invest in mortgage-backed or other asset-backed securities. An Underlying Fund may enter into dollar roll or reverse repurchase agreement transactions. The Fund will bear a pro rata share of the Underlying Funds’ expenses. The Fund also bears all of the risks associated with the investment strategies used by the Underlying Funds.
Principal Risks
The following are the Principal Risks of the Fund. An investment in this Fund is not guaranteed. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund, including losses near, at, or after the target date. There is no guarantee that the Fund will provide adequate income at and through your retirement. Although the descriptions below refer to the risks relating to investment activities of the Fund, many of the risks arise due to the investment activities of the Underlying Funds. Certain risks relating to instruments and strategies used in the management of the Fund are placed first. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Allocation Risk The allocation of investments among the Underlying Funds’ different investment styles, such as equity or debt securities, or U.S. or non-U.S. securities, may have a more significant effect on the Fund’s net asset value when one of these investments is performing more poorly than the other. There is no assurance that allocation decisions will result in the desired effects. The limited universe of Underlying Funds and the requirement that a significant percentage of Fund assets be invested in mutual funds advised by MML Advisers, J.P. Morgan, or their affiliates as noted in “Principal Investment Strategies” may adversely affect Fund performance.
Risk of Investment in Other Funds or Pools The Fund is indirectly exposed to all of the risks of the Underlying Funds, including exchange-traded funds, in which it invests, including the risk that the Underlying Funds will not perform as expected. The Fund indirectly pays a portion of the expenses incurred by the Underlying Funds.
Tactical Allocation Risk The subadviser has discretion to make short- to intermediate-term tactical allocations that increase or decrease the exposure to asset classes and investments shown in the glide path. The Fund’s tactical allocation strategy may not be successful in adding value, may increase losses to the Fund, and/or cause the Fund to have a risk profile different than that portrayed in the glide path from time to time.
Bank Loans Risk Many of the risks associated with bank loans are similar to the risks of investing in below investment grade debt securities. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. Senior secured bank loans are typically supported by collateral; however the value of the collateral may be insufficient to cover the amount owed to the Fund, or the Fund may be prevented or delayed from realizing on the collateral. Some loans may be unsecured; unsecured loans generally present a greater risk of loss to the Fund if the issuer defaults. If the Fund relies on a third party to administer a loan, the Fund is subject to the risk

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that the third party will fail to perform its obligations. In addition, if the Fund holds only a participation interest in a loan made by a third party, the Fund’s receipt of payments on the loan will depend on the third party’s willingness and ability to make those payments to the Fund. The settlement time for certain loans is longer than the settlement time for many other types of investments, and the Fund may not receive the payment for a loan sold by it until well after the sale; that cash would be unavailable for payment of redemption proceeds or for reinvestment. Interests in some bank loans may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Fund believes to be a fair price.
Below Investment Grade Debt Securities Risk Below investment grade debt securities, commonly known as “junk” or “high yield” bonds, have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.
Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.
Commodities-Related Investments Risk Commodity prices (including precious metals) can be extremely volatile and exposure to commodities can cause the net asset value of the Fund’s shares to decline or fluctuate in a rapid and unpredictable manner. The values of physical commodities or commodity-linked derivative instruments may be affected by changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, international economic, political, and regulatory developments, or factors affecting a particular region, industry, or commodity. A liquid secondary market may not exist for certain commodity investments, which may make it difficult for the Fund to sell them at a desirable price or at the price at which it is carrying them.
Convertible Securities Risk Convertible securities are subject to the risks of both debt instruments and equity securities. The price of a convertible security may change in response to changes in price of the underlying equity security, the credit quality of the issuer, and interest rates. In general, the values of convertible securities tend to decline as interest rates rise and to rise when interest rates fall. A convertible security generally has less potential for gain or loss than the underlying equity security.
Credit Risk Credit risk is the risk that an issuer, guarantor, or liquidity provider of a fixed income security held by the Fund may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The Fund may also be exposed to the credit risk of its counterparty to repurchase agreements, reverse repurchase agreements, swap transactions, and other derivatives transactions, and to the counterparty’s ability or willingness to perform in accordance with the terms of the transaction. The value of such transactions to the Fund will depend on the willingness and ability of the counterparty to perform its obligations, including among other things the obligation to return collateral or margin to the Fund.
Defaulted and Distressed Securities Risk Because the issuer of such securities is in default and is likely to be in distressed financial condition, repayment of defaulted securities and obligations of distressed issuers (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring, or in bankruptcy or insolvency proceedings) is uncertain.
Derivatives Risk Derivatives can be highly volatile and involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect or benefit anticipated. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Many derivatives are traded in the over-the-counter market and not on exchanges.

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Dollar Roll and Reverse Repurchase Agreement Transaction Risk These transactions generally create leverage and subject the Fund to the credit risk of the counterparty.
Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, or investor confidence, or announcements of economic, political, or financial information.
Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Certain events, such as market or economic developments, regulatory or government actions, natural disasters, terrorist attacks, war, and other geopolitical events can have a dramatic adverse effect on the debt market and the overall liquidity of the market for fixed income securities. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. Fixed income securities are subject to interest rate risk (the risk that the value of a fixed income security will fall when interest rates rise), extension risk (the risk that the average life of a security will be extended through a slowing of principal payments), prepayment risk (the risk that a security will be prepaid and the Fund will be required to reinvest at a less favorable rate), and credit risk.
Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, industry, political, regulatory, and other conditions. Political, social, diplomatic, and economic developments, U.S. and foreign government action such as the imposition of currency or capital blockages, controls, or tariffs, economic and trade sanctions or embargoes, security suspensions, entering or exiting trade or other intergovernmental agreements, or the expropriation or nationalization of assets in a particular country, can cause dramatic declines in certain or all securities with exposure to that country and other countries. In the event of nationalization, expropriation, or other confiscation, the Fund could lose its entire foreign investment in a particular country. There may be quotas or other limits on the ability of the Fund (or clients of the Fund’s investment adviser or subadviser) to invest or maintain investments in securities of issuers in certain countries. Enforcing legal rights can be more difficult, costly, and limited in certain foreign countries, and can be particularly difficult against foreign governments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by changes in currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates. Frontier markets, a subset of emerging markets, generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to having abrupt changes in currency values, less mature markets and settlement practices, and lower trading volumes that could lead to greater price volatility and illiquidity. Non-U.S. transaction costs, such as brokerage commissions and custody costs may be higher than in the United States. In addition, foreign markets can react differently to market, economic, industry, political, regulatory, and other conditions than the U.S. market.

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Geographic Focus Risk When the Fund focuses investments on a particular country, group of countries, or geographic region, its performance will be closely tied to the market, currency, economic, political, or regulatory conditions and developments in those countries or that region, and could be more volatile than the performance of more geographically diversified funds.
Growth Company Risk The prices of growth securities are often highly sensitive to market fluctuations because of their heavy dependence on future earnings or cash flow expectations, and can be more volatile than the market in general.
Index Funds Risk Certain Underlying Funds may attempt to track the performance of a specified index. Therefore, securities may be purchased, retained, and sold by the Underlying Fund at times when an actively managed fund would not do so. If the value of securities that are heavily weighted in the index change, you can expect a greater risk of loss than would be the case if the Underlying Fund were less invested in such securities.
Inflation Risk The value of assets or income from the Fund’s investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions.
Inflation-Linked Securities Risk Such securities may change in value in response to actual or anticipated changes in inflation rates in a manner unanticipated by the Fund’s portfolio manager or investors generally. Inflation-linked securities are subject to fixed income securities risks. When inflation is low, declining, or negative, the Fund’s performance could lag the performance of more conventional bond funds.
Large Company Risk Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund’s investments in large-capitalization stocks to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Liquidity Risk Certain securities may be difficult (or impossible) to sell or certain positions may be difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time. The Fund may not receive the proceeds from the sale of certain investments for an extended period.
Management Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses.
Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.
Mortgage- and Asset-Backed Securities Risk Investments in mortgage- and asset-backed securities subject the Fund to credit risk, interest rate risk, extension risk, and prepayment risk, among other risks. Mortgage-backed and asset-backed securities not issued by a government agency generally involve greater credit risk than securities issued by government agencies. Payment of principal and interest generally depends on the cash flows generated by the underlying assets and the terms of the security. The types of mortgages (for example, residential or commercial mortgages) underlying securities held by the Fund may differ and be affected differently by market factors. Investments that receive only the interest portion or the principal portion of payments on the underlying assets may be highly volatile. Litigation with respect to the representations and warranties given in connection with the issuance of mortgage-backed securities can be an important consideration in investing in such securities, and the outcome of any such litigation could significantly impact the value of the Fund’s mortgage-backed investments.
Preferred Stock Risk Like other equity securities, preferred stock is subject to the risk that its value

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may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, changes in interest rates may adversely affect the value of a preferred stock that pays a fixed dividend.
Real Estate Risk; REIT Risk Real estate-related investments may decline in value as a result of factors affecting the real estate industry, such as the supply of real property in certain markets, changes in zoning laws, environmental regulations and other governmental action, delays in completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, losses due to natural disasters, and local and regional market conditions. Investments in REITs may be subject to risks similar to those associated with direct investment in real estate, as well as additional risks associated with equity investments. As a shareholder in a REIT, the Fund, and indirectly the Fund’s shareholders, would bear its ratable share of the REIT’s expenses and would at the same time continue to pay its own fees and expenses.
Repurchase Agreement Risk  These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.
Sector Risk The Fund may allocate more of its assets to particular industries or to particular economic, market, or industry sectors than to others. This could increase the volatility of the Fund’s portfolio, and the Fund’s performance may be more susceptible to developments affecting issuers in those industries or sectors than if the Fund invested more broadly.
Small and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of small and medium-sized companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Their shares can be less liquid than those of larger companies, especially during market declines. Small and medium-sized companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.
Sovereign Debt Obligations Risk Investments in debt securities issued by governments or by government agencies and instrumentalities involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. Many sovereign debt obligations may be rated below investment grade (“junk” or “high yield” bonds). Any restructuring of a sovereign debt obligation held by the Fund will likely have a significant adverse effect on the value of the obligation. In the event of default of sovereign debt, the Fund may be unable to pursue legal action against the sovereign issuer or to realize on collateral securing the debt.
U.S. Government Securities Risk Obligations of certain U.S. Government agencies and instrumentalities are not backed by the full faith and credit of the U.S. Government, and there can be no assurance that the U.S. Government would provide financial support to such agencies and instrumentalities.
Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.
Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock the investment adviser or subadviser judges to be undervalued may actually be appropriately priced.
When-Issued, Delayed Delivery, TBA, and Forward Commitment Transaction Risk These transactions may create leverage and involve a risk of loss if the value of the securities declines prior to settlement.
Performance Information
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Service Class shares. The table shows how the Fund’s average annual returns for 1 and 5 years, and since inception, compare with those of a broad measure of market performance. The Fund’s name and investment strategy changed on September 24, 2018. The performance results shown below would not necessarily have been achieved had the Fund’s current investment strategy been in effect for the entire period for which performance results are presented. Performance for Class A shares of the Fund reflects any applicable sales charge. Performance for Class I, Class R5, Class R4, and Class R3 shares of the Fund for periods prior to their inception date (04/01/14) is based on the

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performance of Service Class shares, adjusted for Class R4 and Class R3 shares to reflect Class R4 and Class R3 expenses. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.
Annual Performance
Service Class Shares
Highest Quarter:	1Q '19,	11.46%	Lowest Quarter:	4Q ’18,	–11.38%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Service Class only. After-tax returns for other classes will vary.
Average Annual Total Returns
(for the periods ended December 31, 2019)
		One Year	Five Years	Since Inception (09/17/13)
Service Class	Return Before Taxes	25.21%	7.92%	8.11%
	Return After Taxes on Distributions	22.20%	5.89%	6.23%
	Return After Taxes on Distributions and Sale of Fund Shares	16.98%	5.83%	6.07%
Class I	Return Before Taxes	25.34%	8.15%	8.30%
Class R5	Return Before Taxes	25.22%	8.02%	8.19%
Administrative Class	Return Before Taxes	25.05%	7.82%	8.00%
Class A	Return Before Taxes	17.71%	6.34%	6.76%
		One Year	Five Years	Since Inception (09/17/13)
Class R4	Return Before Taxes	24.80%	7.67%	7.84%
Class R3	Return Before Taxes	24.44%	7.40%	7.57%
S&P Target Date 2055 Index (reflects no deduction for fees, expenses, or taxes)		24.48%	8.58%	9.99%
MANAGEMENT
Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)
Subadviser(s): J.P. Morgan Investment Management Inc. (“J.P. Morgan”)
Portfolio Manager(s):
Frederick (Rick) Schulitz, CFA, CAIA is Head of Asset Allocation and a portfolio manager at MML Advisers. He has managed the Fund since its inception (September 2013).
Anne Lester is a Managing Director, the Head of Retirement Solutions, and a portfolio manager at J.P. Morgan. She has managed the Fund since September 2018.
Daniel Oldroyd, CFA, CAIA is a Managing Director, the Head of Target Date Strategies, and a portfolio manager at J.P. Morgan. He has managed the Fund since September 2018.
Silvia Trillo is a Managing Director and portfolio manager at J.P. Morgan. She has managed the Fund since February 2020.
PURCHASE AND SALE OF FUND SHARES
Shares of the Fund are generally available to retirement plans, other institutional investors, and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone, or internet (available to certain customers).
TAX INFORMATION
The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains, unless you are an investor eligible for preferential tax treatment.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MML Advisers or its affiliates, or

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others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

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MassMutual RetireSMARTSM by JPMorgan 2060 Fund
INVESTMENT OBJECTIVE
The Fund seeks total return through its asset allocation, which is designed to become more conservative over time. As the Fund approaches and passes the target retirement date, the Fund’s objective will shift to seeking current income and some capital appreciation.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class beginning on page 173 of the Fund’s Prospectus or from your financial professional.
Shareholder Fees (fees paid directly from your investment)
	Class I	Class R5	Service Class	Adminis- trative Class	Class A	Class R4	Class R3
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	None	5.50%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class R5	Service Class	Adminis- trative Class	Class A	Class R4	Class R3
Management Fees	.00%	.00%	.00%	.00%	.00%	.00%	.00%
Distribution and Service (Rule 12b-1) Fees	None	None	None	None	.25%	.25%	.50%
Other Expenses	1.57%	1.67%	1.77%	1.87%	1.87%	1.77%	1.77%
Acquired Fund Fees and Expenses	.51%	.51%	.51%	.51%	.51%	.51%	.51%
Total Annual Fund Operating Expenses(1)	2.08%	2.18%	2.28%	2.38%	2.63%	2.53%	2.78%
Expense Reimbursement	(1.57%)	(1.57%)	(1.57%)	(1.57%)	(1.57%)	(1.57%)	(1.57%)
Total Annual Fund Operating Expenses after Expense Reimbursement(2)	.51%	.61%	.71%	.81%	1.06%	.96%	1.21%
(1)
Because Total Annual Fund Operating Expenses include Acquired Fund Fees and Expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in the Prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

(2)
The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through January 31, 2021, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed .00%, .10%, .20%, .30%, .55%, .45%, and .70% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively. The Total Annual Fund Operating Expenses after Expense Reimbursement shown in the above table may exceed these amounts, because, as noted in the previous sentence, certain fees and expenses are excluded from the cap. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MML Advisers.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I	$52	$500	$974	$2,285
Class R5	$62	$530	$1,025	$2,390
Service Class	$73	$561	$1,077	$2,493
Administrative Class	$83	$592	$1,128	$2,596
Class A	$652	$1,181	$1,735	$3,240
Class R4	$98	$637	$1,204	$2,747
Class R3	$123	$713	$1,330	$2,995
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 51% of the average value of its portfolio.

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INVESTMENTS, RISKS, AND PERFORMANCE
Principal Investment Strategies
The Fund is a “fund of funds” and seeks to achieve its investment objective by investing in a combination of U.S. domestic and international mutual funds (“Underlying Funds”) using an asset allocation strategy designed for investors expecting to retire at age 65 around the year 2060 and likely to stop making new investments in the Fund at or around that time. Underlying Funds will include a combination of MassMutual Select Funds and MassMutual Premier Funds (advised by MML Investment Advisers, LLC (“MML Advisers”), a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”)) and J.P. Morgan Funds (advised by J.P. Morgan Investment Management Inc. (“J.P. Morgan”) or its affiliates), and may also include Barings Funds (advised by Barings LLC (“Barings”), a wholly-owned, indirect subsidiary of MassMutual) and other, non-affiliated mutual funds. The Underlying Funds may invest in various asset classes, including equity securities, fixed income securities, and money market instruments. Underlying Funds may also invest some or all of their assets in commodities or commodities-related investments. Non-affiliated Underlying Funds in which the Fund may invest are typically passively managed funds that seek to track the performance of a particular market index, which may be broad-based or relate to a particular sector, market, region, or industry. The Fund is advised by MML Advisers and subadvised by J.P. Morgan. J.P. Morgan has responsibility for determining the Fund’s strategic asset allocation (its “glide path”) and tactical asset allocation. MML Advisers has overall responsibility for the Fund and for implementing those allocations through the selection of, and allocations to, Underlying Funds. Most of the Fund’s assets will typically be invested in mutual funds advised by MML Advisers, J.P. Morgan, or their affiliates, including typically a 15% to 35% allocation to mutual funds advised or subadvised by J.P. Morgan or its affiliates.
The Fund’s assets are allocated among Underlying Funds according to an asset allocation strategy that generally becomes increasingly conservative until it reaches its most conservative strategic target allocations by the end of 2060. It is intended that the Fund’s strategic target allocations will approximate those of the MassMutual RetireSMART by JPMorgan In Retirement Fund by the end of 2060. As the Fund reaches 2060 and investors redeem shares of the Fund, the Fund’s annual fund operating expenses may increase because certain fixed costs of the Fund would be shared by a smaller pool of assets. When the strategic target allocations of the Fund are substantially the same as those of the MassMutual RetireSMART by JPMorgan In Retirement Fund, the Fund may be merged into the MassMutual RetireSMART by JPMorgan In Retirement Fund at the discretion of the Fund’s Board of Trustees (“Trustees”) without a vote of shareholders. For more information, see “MassMutual RetireSMART by JPMorgan Funds” in the section titled Additional Information Regarding Investment Objectives and Principal Investment Strategies beginning on page 148 of the Fund’s Prospectus.
The glide path depicted in the chart below shows how the Fund’s strategic target allocations among asset and sub-asset classes generally become more conservative as the target retirement date approaches (typically more emphasis on fixed income and less on equity). The table accompanying the chart is simply the glide path in tabular form. The glide path below shows the Fund’s strategic target allocations initially established in 2020.

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Strategic Target Allocations(1)
Years to Target Date	40+	35	30	25	20	15	10	5	0	-5	-10
Equity	91.0%	91.0%	91.0%	91.0%	82.0%	73.0%	61.0%	48.5%	32.5%	32.5%	32.5%
U.S. Large Cap Equity Funds	40.0%	40.0%	40.0%	40.0%	36.0%	32.1%	26.8%	21.3%	14.3%	14.3%	14.3%
U.S. Small/Mid Cap Equity Funds	9.2%	9.2%	9.2%	9.2%	8.3%	7.4%	6.2%	4.9%	3.3%	3.3%	3.3%
REIT Funds	5.5%	5.5%	5.5%	5.5%	5.0%	4.4%	3.7%	2.9%	2.0%	2.0%	2.0%
International Equity Funds	27.3%	27.3%	27.3%	27.3%	24.6%	21.9%	18.3%	14.6%	9.8%	9.8%	9.8%
Emerging Markets Equity Funds	9.1%	9.1%	9.1%	9.1%	8.2%	7.3%	6.1%	4.9%	3.3%	3.3%	3.3%
Commodities	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Commodities Funds	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Fixed Income	9.0%	9.0%	9.0%	9.0%	18.0%	27.0%	39.0%	51.5%	62.5%	62.5%	62.5%
U.S. Fixed Income Funds	6.1%	6.1%	6.1%	6.1%	13.7%	21.6%	31.2%	38.2%	41.3%	41.3%	41.3%
Inflation Managed Funds	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	3.0%	7.5%	7.5%	7.5%
High Yield Funds	2.0%	2.0%	2.0%	2.0%	2.8%	3.4%	5.0%	7.2%	10.0%	10.0%	10.0%
Emerging Markets Debt Funds	1.0%	1.0%	1.0%	1.0%	1.5%	2.0%	2.8%	3.2%	3.8%	3.8%	3.8%
Money Market/Cash and Cash Equivalents	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	5.0%	5.0%	5.0%
Money Market Funds/Cash and Cash Equivalents	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	5.0%	5.0%	5.0%

(1)
As of February 1, 2020, the Fund utilizes Underlying Funds to implement its strategic target allocations.

Note:  Above allocations may not sum up to 100% due to rounding.
The Fund’s actual allocations at any time will likely differ from those shown in the glide path and table above due to a number of factors, including, among others, changes made by J.P. Morgan to those strategic target allocations or changes arising from tactical allocations of the Fund’s investments, cash flows into and out of the Fund, and appreciation/depreciation of the Fund’s investments in different asset classes. In establishing the Fund’s strategic target allocations, J.P. Morgan attempts to develop a strategic allocation of the Fund’s assets that it believes will outperform the S&P Target Date 2060+ Index (the Fund’s broad benchmark) over the long term. J.P. Morgan bases the Fund’s strategic target allocation on its forward looking, long term capital markets assumptions and other factors it considers appropriate in light of the Fund’s investment strategy. J.P. Morgan may review the Fund’s strategic target allocations at any time in its discretion, in light of changes in its forward looking, long term capital markets assumptions and other factors it considers appropriate in light of the Fund’s investment strategy, and will in any event review the strategic target allocations at least annually (generally, in the first quarter of each calendar year). J.P. Morgan may adjust the strategic target allocations in its discretion at any time, in response to longer-term considerations, consistent with the Fund’s investment strategy. These changes might include modifying the existing strategic target allocations among the asset and sub-asset

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classes or, among other things, adding or removing asset and sub-asset classes, or maintaining long-term strategic target allocations for longer or shorter periods of time. The changes in the Fund’s strategic target allocations in any year will not typically cause the Fund’s actual strategic target allocations to vary from the allocations shown in the Fund’s Prospectus at the time by more than 5% for the equity, fixed income, money market/cash and cash equivalents, or commodity asset class or any specific sub-asset class. In addition, J.P. Morgan may vary the Fund’s allocations from its strategic allocations by making tactical allocations from time to time to take advantage of short- to intermediate-term opportunities or to avoid short- to intermediate-term challenges. These tactical allocations may cause the Fund’s asset allocations at any given time to vary from the strategic target allocations shown in the Fund’s Prospectus at the time by up to an additional 15% for the fixed income asset class (which may in turn cause the allocation to any fixed income sub-asset class to vary from its target allocation by the same additional amount), 15% for the equity asset class (which may in turn cause the allocation to any equity sub-asset class to vary from its target allocation by the same additional amount), 20% for the money market/cash and cash equivalents asset class (which may in turn cause the allocation to any money market/cash and cash equivalents sub-asset class to vary from its target allocation by the same additional amount), and 5% for the commodity asset class (which may in turn cause the allocation to any commodity sub-asset class to vary from its target allocation by the same additional amount).
The Fund will normally invest most of its assets in Underlying Funds advised by MML Advisers, J.P. Morgan, or their affiliates (which may include a fund or funds subadvised by J.P. Morgan); the Fund will normally invest no more than 20% of its assets in mutual funds not advised by MML Advisers, J.P. Morgan, or their affiliates (referred to here as “non-affiliated” funds). MML Advisers will select Underlying Funds from among mutual funds advised by it or its affiliates or J.P. Morgan or its affiliates even though they may have higher expense ratios or less favorable historical performance than non-affiliated funds, and MML Advisers will have no obligation to select the least expensive or best performing funds available to serve as Underlying Funds. In addition, MML Advisers will likely seek to invest assets in funds advised or subadvised by J.P. Morgan or its affiliates in an amount sufficient to ensure an appropriate level of revenue to J.P. Morgan. J.P. Morgan will be subject to a conflict of interest in determining the Fund’s assets allocations, because it might expect to benefit financially by allocating the Fund’s assets to asset classes where MML Advisers would be likely to invest in mutual funds advised or subadvised by J.P. Morgan or its affiliates. These conflicts of interest may result in a portfolio of Underlying Funds that achieves a level of performance, or incurs higher fees, less favorable to the Fund than if MML Advisers or J.P. Morgan did not consider such factors or was not subject to such conflicts of interest. There may be circumstances where MML Advisers’ possession of non-public information regarding an Underlying Fund will limit the ability of the Fund to buy or sell shares in that Underlying Fund when it might otherwise do so, which might adversely affect the investment performance of the Fund.
The table below shows the Fund’s approximate allocation, as of January 17, 2020, to Underlying Funds in which the Fund invests 5% or more of its assets. Other Underlying Funds in which the Fund invests are listed under “Additional Information Regarding Investment Objectives and Principal Investment Strategies” in the Fund’s Prospectus. MML Advisers may modify the selection of Underlying Funds at any time and from time to time, and may invest the Fund’s assets in additional or different Underlying Funds, including Funds that may be created in the future. At any given time, the Fund’s allocations to Underlying Funds may be affected by a variety of factors (such as, for example, whether an Underlying Fund is accepting additional investments). Actual allocations to Underlying Funds are available in the Fund’s shareholder reports and at http://www.massmutual.com/funds from time to time. A brief description of the Underlying Funds is included in Appendix D of the Statement of Additional Information (“SAI”).
MM Select Equity Asset (J.P. Morgan)	21.5%
Select Overseas (MFS/Harris)	13.8%
Premier Strategic Emerging Markets (Invesco)	6.3%
Vanguard Emerging Markets Stock Index (Vanguard)	5.8%
Through its investments in Underlying Funds, the Fund will be exposed to a wide range of securities and other instruments with differing characteristics (such as credit quality, duration, geography, industry, and market capitalization), which may include without limitation equity securities of small-, mid-, or large-capitalization U.S. or non-U.S. issuers, fixed income securities of U.S. or

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non-U.S. private or governmental issuers (including “junk” or “high yield” bonds, including securities in default), inflation-protected securities, bank loans, and short-term investments of any kind. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, real estate investment trusts (“REITs”), rights, and warrants. An Underlying Fund may engage in foreign currency exchange transactions, including forward contracts, options on currency, futures contracts, and swap contracts, to take long or short positions in foreign currencies in order to enhance its investment return or to attempt to protect against adverse changes in currency exchange rates. An Underlying Fund may be permitted to use a wide variety of additional exchange-traded and over-the-counter derivatives, including options, futures contracts, swap contracts (including interest rate swaps, total return swaps, and credit default swaps), and hybrid instruments. An Underlying Fund may typically use these derivatives for hedging purposes, as a substitute for direct investments, to earn additional income, to gain exposure to securities or markets in which it might not be able to invest directly, or to adjust various portfolio characteristics, including the duration (interest rate volatility) of the Fund’s portfolio of debt securities. Use of derivatives by an Underlying Fund may create investment leverage. An Underlying Fund may enter into repurchase agreement transactions. An Underlying Fund may invest in mortgage-backed or other asset-backed securities. An Underlying Fund may enter into dollar roll or reverse repurchase agreement transactions. The Fund will bear a pro rata share of the Underlying Funds’ expenses. The Fund also bears all of the risks associated with the investment strategies used by the Underlying Funds.
Principal Risks
The following are the Principal Risks of the Fund. An investment in this Fund is not guaranteed. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund, including losses near, at, or after the target date. There is no guarantee that the Fund will provide adequate income at and through your retirement. Although the descriptions below refer to the risks relating to investment activities of the Fund, many of the risks arise due to the investment activities of the Underlying Funds. Certain risks relating to instruments and strategies used in the management of the Fund are placed first. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Allocation Risk The allocation of investments among the Underlying Funds’ different investment styles, such as equity or debt securities, or U.S. or non-U.S. securities, may have a more significant effect on the Fund’s net asset value when one of these investments is performing more poorly than the other. There is no assurance that allocation decisions will result in the desired effects. The limited universe of Underlying Funds and the requirement that a significant percentage of Fund assets be invested in mutual funds advised by MML Advisers, J.P. Morgan, or their affiliates as noted in “Principal Investment Strategies” may adversely affect Fund performance.
Risk of Investment in Other Funds or Pools The Fund is indirectly exposed to all of the risks of the Underlying Funds, including exchange-traded funds, in which it invests, including the risk that the Underlying Funds will not perform as expected. The Fund indirectly pays a portion of the expenses incurred by the Underlying Funds.
Tactical Allocation Risk The subadviser has discretion to make short- to intermediate-term tactical allocations that increase or decrease the exposure to asset classes and investments shown in the glide path. The Fund’s tactical allocation strategy may not be successful in adding value, may increase losses to the Fund, and/or cause the Fund to have a risk profile different than that portrayed in the glide path from time to time.
Bank Loans Risk Many of the risks associated with bank loans are similar to the risks of investing in below investment grade debt securities. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. Senior secured bank loans are typically supported by collateral; however the value of the collateral may be insufficient to cover the amount owed to the Fund, or the Fund may be prevented or delayed from realizing on the collateral. Some loans may be unsecured; unsecured loans generally present a greater risk of loss to the Fund if the issuer defaults. If the Fund relies on a third party to administer a loan, the Fund is subject to the risk

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that the third party will fail to perform its obligations. In addition, if the Fund holds only a participation interest in a loan made by a third party, the Fund’s receipt of payments on the loan will depend on the third party’s willingness and ability to make those payments to the Fund. The settlement time for certain loans is longer than the settlement time for many other types of investments, and the Fund may not receive the payment for a loan sold by it until well after the sale; that cash would be unavailable for payment of redemption proceeds or for reinvestment. Interests in some bank loans may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Fund believes to be a fair price.
Below Investment Grade Debt Securities Risk Below investment grade debt securities, commonly known as “junk” or “high yield” bonds, have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.
Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.
Commodities-Related Investments Risk Commodity prices (including precious metals) can be extremely volatile and exposure to commodities can cause the net asset value of the Fund’s shares to decline or fluctuate in a rapid and unpredictable manner. The values of physical commodities or commodity-linked derivative instruments may be affected by changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, international economic, political, and regulatory developments, or factors affecting a particular region, industry, or commodity. A liquid secondary market may not exist for certain commodity investments, which may make it difficult for the Fund to sell them at a desirable price or at the price at which it is carrying them.
Convertible Securities Risk Convertible securities are subject to the risks of both debt instruments and equity securities. The price of a convertible security may change in response to changes in price of the underlying equity security, the credit quality of the issuer, and interest rates. In general, the values of convertible securities tend to decline as interest rates rise and to rise when interest rates fall. A convertible security generally has less potential for gain or loss than the underlying equity security.
Credit Risk Credit risk is the risk that an issuer, guarantor, or liquidity provider of a fixed income security held by the Fund may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The Fund may also be exposed to the credit risk of its counterparty to repurchase agreements, reverse repurchase agreements, swap transactions, and other derivatives transactions, and to the counterparty’s ability or willingness to perform in accordance with the terms of the transaction. The value of such transactions to the Fund will depend on the willingness and ability of the counterparty to perform its obligations, including among other things the obligation to return collateral or margin to the Fund.
Defaulted and Distressed Securities Risk Because the issuer of such securities is in default and is likely to be in distressed financial condition, repayment of defaulted securities and obligations of distressed issuers (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring, or in bankruptcy or insolvency proceedings) is uncertain.
Derivatives Risk Derivatives can be highly volatile and involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect or benefit anticipated. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Many derivatives are traded in the over-the-counter market and not on exchanges.

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Dollar Roll and Reverse Repurchase Agreement Transaction Risk These transactions generally create leverage and subject the Fund to the credit risk of the counterparty.
Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, or investor confidence, or announcements of economic, political, or financial information.
Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Certain events, such as market or economic developments, regulatory or government actions, natural disasters, terrorist attacks, war, and other geopolitical events can have a dramatic adverse effect on the debt market and the overall liquidity of the market for fixed income securities. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. Fixed income securities are subject to interest rate risk (the risk that the value of a fixed income security will fall when interest rates rise), extension risk (the risk that the average life of a security will be extended through a slowing of principal payments), prepayment risk (the risk that a security will be prepaid and the Fund will be required to reinvest at a less favorable rate), and credit risk.
Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, industry, political, regulatory, and other conditions. Political, social, diplomatic, and economic developments, U.S. and foreign government action such as the imposition of currency or capital blockages, controls, or tariffs, economic and trade sanctions or embargoes, security suspensions, entering or exiting trade or other intergovernmental agreements, or the expropriation or nationalization of assets in a particular country, can cause dramatic declines in certain or all securities with exposure to that country and other countries. In the event of nationalization, expropriation, or other confiscation, the Fund could lose its entire foreign investment in a particular country. There may be quotas or other limits on the ability of the Fund (or clients of the Fund’s investment adviser or subadviser) to invest or maintain investments in securities of issuers in certain countries. Enforcing legal rights can be more difficult, costly, and limited in certain foreign countries, and can be particularly difficult against foreign governments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by changes in currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates. Frontier markets, a subset of emerging markets, generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to having abrupt changes in currency values, less mature markets and settlement practices, and lower trading volumes that could lead to greater price volatility and illiquidity. Non-U.S. transaction costs, such as brokerage commissions and custody costs may be higher than in the United States. In addition, foreign markets can react differently to market, economic, industry, political, regulatory, and other conditions than the U.S. market.

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Geographic Focus Risk When the Fund focuses investments on a particular country, group of countries, or geographic region, its performance will be closely tied to the market, currency, economic, political, or regulatory conditions and developments in those countries or that region, and could be more volatile than the performance of more geographically diversified funds.
Growth Company Risk The prices of growth securities are often highly sensitive to market fluctuations because of their heavy dependence on future earnings or cash flow expectations, and can be more volatile than the market in general.
Index Funds Risk Certain Underlying Funds may attempt to track the performance of a specified index. Therefore, securities may be purchased, retained, and sold by the Underlying Fund at times when an actively managed fund would not do so. If the value of securities that are heavily weighted in the index change, you can expect a greater risk of loss than would be the case if the Underlying Fund were less invested in such securities.
Inflation Risk The value of assets or income from the Fund’s investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions.
Inflation-Linked Securities Risk Such securities may change in value in response to actual or anticipated changes in inflation rates in a manner unanticipated by the Fund’s portfolio manager or investors generally. Inflation-linked securities are subject to fixed income securities risks. When inflation is low, declining, or negative, the Fund’s performance could lag the performance of more conventional bond funds.
Large Company Risk Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund’s investments in large-capitalization stocks to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Liquidity Risk Certain securities may be difficult (or impossible) to sell or certain positions may be difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time. The Fund may not receive the proceeds from the sale of certain investments for an extended period.
Management Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses.
Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.
Mortgage- and Asset-Backed Securities Risk Investments in mortgage- and asset-backed securities subject the Fund to credit risk, interest rate risk, extension risk, and prepayment risk, among other risks. Mortgage-backed and asset-backed securities not issued by a government agency generally involve greater credit risk than securities issued by government agencies. Payment of principal and interest generally depends on the cash flows generated by the underlying assets and the terms of the security. The types of mortgages (for example, residential or commercial mortgages) underlying securities held by the Fund may differ and be affected differently by market factors. Investments that receive only the interest portion or the principal portion of payments on the underlying assets may be highly volatile. Litigation with respect to the representations and warranties given in connection with the issuance of mortgage-backed securities can be an important consideration in investing in such securities, and the outcome of any such litigation could significantly impact the value of the Fund’s mortgage-backed investments.
Preferred Stock Risk Like other equity securities, preferred stock is subject to the risk that its value

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may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, changes in interest rates may adversely affect the value of a preferred stock that pays a fixed dividend.
Real Estate Risk; REIT Risk Real estate-related investments may decline in value as a result of factors affecting the real estate industry, such as the supply of real property in certain markets, changes in zoning laws, environmental regulations and other governmental action, delays in completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, losses due to natural disasters, and local and regional market conditions. Investments in REITs may be subject to risks similar to those associated with direct investment in real estate, as well as additional risks associated with equity investments. As a shareholder in a REIT, the Fund, and indirectly the Fund’s shareholders, would bear its ratable share of the REIT’s expenses and would at the same time continue to pay its own fees and expenses.
Repurchase Agreement Risk  These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.
Sector Risk The Fund may allocate more of its assets to particular industries or to particular economic, market, or industry sectors than to others. This could increase the volatility of the Fund’s portfolio, and the Fund’s performance may be more susceptible to developments affecting issuers in those industries or sectors than if the Fund invested more broadly.
Small and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of small and medium-sized companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Their shares can be less liquid than those of larger companies, especially during market declines. Small and medium-sized companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.
Sovereign Debt Obligations Risk Investments in debt securities issued by governments or by government agencies and instrumentalities involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. Many sovereign debt obligations may be rated below investment grade (“junk” or “high yield” bonds). Any restructuring of a sovereign debt obligation held by the Fund will likely have a significant adverse effect on the value of the obligation. In the event of default of sovereign debt, the Fund may be unable to pursue legal action against the sovereign issuer or to realize on collateral securing the debt.
U.S. Government Securities Risk Obligations of certain U.S. Government agencies and instrumentalities are not backed by the full faith and credit of the U.S. Government, and there can be no assurance that the U.S. Government would provide financial support to such agencies and instrumentalities.
Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.
Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock the investment adviser or subadviser judges to be undervalued may actually be appropriately priced.
When-Issued, Delayed Delivery, TBA, and Forward Commitment Transaction Risk These transactions may create leverage and involve a risk of loss if the value of the securities declines prior to settlement.
Performance Information
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class I shares. The table shows how the Fund’s average annual returns for 1 year, and since inception, compare with those of a broad measure of market performance. The Fund’s name and investment strategy changed on September 24, 2018. The performance results shown below would not necessarily have been achieved had the Fund’s current investment strategy been in effect for the entire period for which performance results are presented. Performance for Class A shares of the Fund reflects any applicable sales charge. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date

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performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.
Annual Performance
Class I Shares*
*
The Fund previously showed Annual Performance for Service Class shares. The table above shows Annual Performance for Class I shares, consistent with the practice of the MassMutual Funds complex typically of showing the share class with the longest performance history (and, as among share classes with the same length performance history, the class with the lowest expense ratio, typically the class which is least impacted by distribution, shareholder servicing, and other expenses). Going forward, the Fund will show the performance of Class I shares, consistent with this practice. Because Class I shares have a lower expense ratio than Service Class shares, Class I returns are higher than that of Service Class.

Highest Quarter:	1Q '19,	11.49%	Lowest Quarter:	4Q '18,	–11.35%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class I only. After-tax returns for other classes will vary.
Average Annual Total Returns
(for the periods ended December 31, 2019)
		One Year	Since Inception (11/23/15)
Class I	Return Before Taxes	25.35%	9.98%
	Return After Taxes on Distributions	22.04%	7.46%
	Return After Taxes on Distributions and Sale of Fund Shares	17.16%	7.33%
Class R5	Return Before Taxes	25.30%	9.87%
Service Class	Return Before Taxes	25.07%	9.77%
		One Year	Since Inception (11/23/15)
Administrative Class	Return Before Taxes	25.04%	9.68%
Class A	Return Before Taxes	17.86%	7.90%
Class R4	Return Before Taxes	24.92%	9.52%
Class R3	Return Before Taxes	24.53%	9.23%
S&P Target Date 2060+ Index (reflects no deduction for fees, expenses, or taxes)		24.73%	10.18%
MANAGEMENT
Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)
Subadviser(s): J.P. Morgan Investment Management Inc. (“J.P. Morgan”)
Portfolio Manager(s):
Frederick (Rick) Schulitz, CFA, CAIA is Head of Asset Allocation and a portfolio manager at MML Advisers. He has managed the Fund since its inception (November 2015).
Anne Lester is a Managing Director, the Head of Retirement Solutions, and a portfolio manager at J.P. Morgan. She has managed the Fund since September 2018.
Daniel Oldroyd, CFA, CAIA is a Managing Director, the Head of Target Date Strategies, and a portfolio manager at J.P. Morgan. He has managed the Fund since September 2018.
Silvia Trillo is a Managing Director and portfolio manager at J.P. Morgan. She has managed the Fund since February 2020.
PURCHASE AND SALE OF FUND SHARES
Shares of the Fund are generally available to retirement plans, other institutional investors, and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone, or internet (available to certain customers).
TAX INFORMATION
The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains, unless you are an investor eligible for preferential tax treatment.

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PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MML Advisers or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary.
These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

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Additional Information Regarding Investment Objectives and Principal Investment Strategies
Except as otherwise stated, references in this section to “the Funds” or “a Fund” may relate to the Fund, one or more Underlying Funds, or both.
Changes to Investment Objectives and Strategies. Each MassMutual RetireSMART Fund’s and MassMutual RetireSMART by JPMorgan Fund’s investment objective and strategies are non-fundamental and may be changed by the Board of Trustees (the “Trustees”) of the MassMutual Select Funds (the “Trust”) without shareholder approval.
Note Regarding Percentage Limitations. All percentage limitations on investments in this Prospectus will apply at the time of investment, and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of the investment. (As a result, the actual investments making up a Fund’s portfolio may not at a particular time comport with any such limitation due to increases or decreases in the values of securities held by the Fund.) However, if, through a change in values, net assets, or other circumstances, a Fund were in a position where more than 15% of its net assets was invested in illiquid securities, the Fund would take appropriate orderly steps, as deemed necessary, to protect liquidity.
Credit Ratings. Security ratings are determined at the time of investment based on ratings published by nationally recognized statistical rating organizations; if a security is not rated, it will be deemed to have the same rating as a security determined by the investment adviser or subadviser to be of comparable quality. Unless otherwise stated, if a security is rated by more than one nationally recognized statistical rating organization, the highest rating is used. The Fund may retain any security whose rating has been downgraded after purchase.
Duration. Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security’s value to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. Unlike the maturity of a debt security, which measures only the time until final payment is due, duration takes into account the time until all payments of interest and principal on a security are expected to be made, including how these payments are affected by prepayments and by changes in interest rates.
Leverage. Leverage generally has the effect of increasing the amount of loss or gain a Fund might realize, and may increase volatility in the value of a Fund’s investments. Adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the amount invested in the derivative itself.
Temporary Defensive Positions. At times, a Fund’s investment adviser or subadviser may determine that market conditions make pursuing a Fund’s basic investment strategy inconsistent with the best interests of its shareholders. At such times, the investment adviser or subadviser may (but will not necessarily), without notice, temporarily use alternative strategies primarily designed to reduce fluctuations in the values of a Fund’s assets. In implementing these defensive strategies, a Fund may hold assets without limit in cash and cash equivalents and in other investments that the investment adviser or subadviser believes to be consistent with the Fund’s best interests. If such a temporary defensive strategy is implemented, a Fund may not achieve its investment objective.
Portfolio Turnover. Changes are made in a Fund’s portfolio whenever the investment adviser or subadviser believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions. A high portfolio turnover rate will result in higher costs from brokerage commissions, dealer-mark-ups, bid-ask spreads, and other transaction costs and may also result in a higher percentage of short-term capital gains and a lower percentage of long-term capital gains as compared to a fund that trades less frequently (short-term capital gains generally receive less favorable tax treatment in the hands of shareholders than do long-term capital gains). Such costs are not reflected in the Funds’ Total Annual Fund Operating Expenses set forth in the fee tables but do have the effect of reducing a Fund’s investment return.
Non-Principal Investments; Use of Derivatives; Repurchase Agreements. A Fund may hold investments that are not included in its principal investment strategies. These non-principal investments are described in the SAI or below under “Additional Information Regarding Principal Risks.” A Fund also may choose not to invest in

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certain securities described in this Prospectus and in the SAI, even though it has the ability to do so. Certain Funds may engage in transactions involving derivatives as part of their principal investment strategies; the disclosures of the principal investment strategies of those Funds include specific references to those derivatives transactions. Any of the other Funds may engage in derivatives transactions not as part of their principal investment strategies, and Funds that may use certain derivatives as part of their principal investment strategies may use other derivatives (not as part of their principal investment strategies), as well. A Fund may use derivatives for hedging purposes, as a substitute for direct investment, to earn additional income, to adjust portfolio characteristics, including duration (interest rate volatility), to gain exposure to securities or markets in which it might not be able to invest directly, to provide asset/liability management, or to take long or short positions on one or more indexes, securities, or foreign currencies. If a Fund takes a short position with respect to a particular index, security, or currency, it will lose money if the index, security, or currency appreciates in value, or an expected credit or other event that might affect the value of the index, security, or currency fails to occur. Losses could be significant. Derivatives transactions may include, but are not limited to, foreign currency exchange transactions, options, futures contracts, interest rate swaps, interest rate futures contracts, forward contracts, total return swaps, credit default swaps, and hybrid instruments. A Fund may use derivatives to create investment leverage. See “Additional Information Regarding Principal Risks,” below, and the SAI for more information regarding those transactions.
A Fund may enter into repurchase agreements, and an Underlying Fund may make loans of portfolio securities to broker-dealers and other financial intermediaries of up to 33⅓% of its total assets. These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral, or if the Fund is required to return collateral to a borrower at a time when it may realize a loss on the investment of that collateral. A repurchase agreement is a transaction in which a Fund purchases a security from a seller, subject to the obligation of the seller to repurchase that security from the Fund at a higher price. A Fund may enter into repurchase agreements as a non-principal investment strategy.
Foreign Securities. The globalization and integration of the world economic system and related financial markets have made it increasingly difficult to define issuers geographically. Accordingly, the Funds and other series of the Trust and series of MassMutual Premier Funds intend to construe geographic terms such as “foreign,” “non-U.S.,” “European,” “Latin American,” “Asian,” and “emerging markets” in the manner that affords to the Funds and other series the greatest flexibility in seeking to achieve the investment objective(s) of the relevant series. Specifically, unless otherwise stated, in circumstances where the investment objective and/or strategy is to invest (a) exclusively in “foreign securities,” “non-U.S. securities,” “European securities,” “Latin American securities,” “Asian securities,” or “emerging markets” (or similar directions) or (b) at least some percentage of the Fund’s or other series assets in foreign securities, etc., the Fund or other series will take the view that a security meets this description so long as the issuer of a security is tied economically to the particular country or geographic region indicated by words of the relevant investment objective and/or strategy (the “Relevant Language”). For these purposes the issuer of a security is deemed to have that tie if:
(i) the issuer is organized under the laws of the country or a country within the geographic region suggested by the Relevant Language or maintains its principal place of business in that country or region; or
(ii) the securities are traded principally in the country or region suggested by the Relevant Language; or
(iii) the issuer, during its most recent fiscal year, derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the country or region suggested by the Relevant Language or has at least 50% of its assets in that country or region.
In addition, the Funds and other series intend to treat derivative securities (e.g., call options) for this purpose by reference to the underlying security. Conversely, if the investment objective and/or strategy of a series limits the percentage of assets that may be invested in “foreign securities,” etc. or prohibits such investments altogether, a series intends to categorize securities as “foreign,” etc. only if the security possesses all of the attributes described above in clauses (i), (ii), and (iii).

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MassMutual RetireSMART by JPMorgan
Funds.  Each MassMutual RetireSMART by JPMorgan Fund invests its assets in a combination of Underlying Funds providing U.S. domestic and international investment exposures. The various MassMutual RetireSMART by JPMorgan Funds differ among themselves primarily due to their asset allocations among these fund types. The target asset allocation strategy for each MassMutual RetireSMART by JPMorgan Fund which has not yet reached its target retirement year is designed to provide an approach to asset allocation that is neither overly aggressive nor overly conservative for the Fund’s retirement date.
Each MassMutual RetireSMART by JPMorgan Fund which has not yet reached its target retirement year allocates its assets among Underlying Funds according to an asset allocation strategy that generally becomes increasingly conservative over time. Each Fund’s name refers to the approximate retirement year of the investors for whom the Fund’s asset allocation strategy is designed. For example, the MassMutual RetireSMART by JPMorgan 2060 Fund, which is designed for investors planning to retire around the year 2060, currently has an aggressive target asset allocation (relative to the other MassMutual RetireSMART by JPMorgan Funds), with a substantial portion of its assets invested in equity funds and a relatively modest portion of its assets invested in fixed income funds. By contrast, the MassMutual RetireSMART by JPMorgan 2020 Fund currently has a more conservative target asset allocation, with a significant portion of its assets invested in fixed income and money market funds, and fewer assets invested in equity funds.
The MassMutual RetireSMART by JPMorgan In Retirement Fund is designed for investors who are retired or expect to retire soon. The assets of the Fund are allocated according to a target asset allocation that emphasizes fixed income and money market funds, but also includes smaller allocations to equity and certain other funds.
Glide Path.  J.P. Morgan uses a strategic asset allocation strategy for each MassMutual RetireSMART by JPMorgan Fund which has not yet reached its target retirement year that changes over time as a Fund approaches its target retirement year. This is known as the “glide path.” As a MassMutual RetireSMART by JPMorgan Fund approaches its target retirement year, the investment objective for the Fund shifts from seeking total return to current income and some capital appreciation. It is intended that, by the end of its target retirement year, each Fund’s strategic target allocations will approximate those of the MassMutual RetireSMART by JPMorgan In Retirement Fund. Once the strategic target allocations of a Fund are substantially the same as those of the MassMutual RetireSMART by JPMorgan In Retirement Fund, the Fund may, but is not required to, combine with the MassMutual RetireSMART by JPMorgan In Retirement Fund upon approval of the Trustees. This may be done without a vote of shareholders if the Trustees determine at the time of the proposed combination that combining the Funds is in the best interests of the Funds and their shareholders. The objectives and policies stated in this Prospectus are non-fundamental and therefore may be changed by the Trustees of the Trust without the consent of shareholders. Shareholders of each MassMutual RetireSMART by JPMorgan Fund with a specified target retirement year in its name will be notified in writing prior to its combination with the MassMutual RetireSMART by JPMorgan In Retirement Fund.
Each MassMutual RetireSMART by JPMorgan Fund with a specified target retirement year in its name is a “to” fund rather than a “through” fund. A “through” target date fund has a longer glide path that goes beyond the retirement year. “Through” funds are designed for investors with longer investment horizons that go 10 to 20 years past their retirement age. These funds are generally more aggressive in their strategic target allocations to equities at retirement than “to” funds, and become more conservative over a longer period of time after retirement. A “to” target date fund generally treats the target date as the end point of the glide path. These funds generally reach their most conservative strategic target allocations close to the target retirement date. Each MassMutual RetireSMART by JPMorgan Funds with a specified target retirement year in its name is a “to” target date fund and is designed for investors who are seeking current income and some capital appreciation rather than continuing to seek total return on their retirement date.
Strategic Target Allocations. The table below represents the strategic target allocations for each Fund initially established in 2020. A MassMutual RetireSMART by JPMorgan Fund’s actual allocations at any time will likely differ from those shown in the table below due to a number of factors, including, among others, changes made by J.P. Morgan to those strategic target allocations or changes arising from tactical allocations of the

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Fund’s investments, cash flows into and out of the Fund, and appreciation/depreciation of the Fund’s investments in different asset classes. In establishing each MassMutual RetireSMART by JPMorgan Fund’s strategic target allocations, J.P. Morgan attempts to develop a strategic allocation of the Fund’s assets that it believes will outperform the Fund’s broad benchmark over the long term. J.P. Morgan bases the Fund’s strategic target allocation on its forward looking, long term capital markets assumptions and other factors it considers appropriate in light of the Fund’s investment strategy. J.P. Morgan may review the Fund’s strategic target allocations at any time in its discretion, in light of changes in its forward looking, long term capital markets assumptions and other factors it considers appropriate in light of the Fund’s investment strategy, and will in any event review the strategic target allocations at least annually (generally, in the first quarter of each calendar year). J.P. Morgan may adjust the strategic target allocations in its discretion at any time, in response to longer-term considerations, consistent with the Fund’s investment strategy. These changes might include modifying the existing strategic target allocations among the asset and sub-asset classes or, among other things, adding or removing asset and sub-asset classes, or maintaining long-term strategic target allocations for longer or shorter periods of time. The changes in a Fund’s strategic target allocations in any year will not typically cause the Fund’s asset allocations to vary from the allocations shown in this Prospectus at the time by more than 5% for the equity, fixed income, money market/cash and cash equivalents, or commodity asset class or any specific sub-asset class. In addition, J.P. Morgan may vary a Fund’s allocations from its strategic allocations by making tactical allocations from time to time to take advantage of short- to intermediate-term opportunities or to avoid short- to intermediate-term challenges. For example, J.P. Morgan may tactically overweight or under-weight a strategic target allocation to take advantage of a particular investment opportunity it believes is present in the shorter-term based on, among other things, its current market outlook or specific market events. J.P. Morgan will review regularly its tactical allocations to determine whether to maintain such positions. MML Advisers, in turn, selects the Underlying Funds within the asset class allocations specified by J.P. Morgan from time to time and determines the percentage allocation to each Underlying Fund.
These tactical allocations may cause the MassMutual RetireSMART by JPMorgan In Retirement Fund’s, MassMutual RetireSMART by JPMorgan 2020 Fund’s, and MassMutual RetireSMART by JPMorgan 2025 Fund’s asset allocations at any given time to vary from the strategic target allocations shown in this Prospectus at the time by up to an additional 15% for the fixed income asset class (which may in turn cause the allocation to any fixed income sub-asset class to vary from its target allocation by the same additional amount), 10% for the equity asset class (which may in turn cause the allocation to any equity sub-asset class to vary from its target allocation by the same additional amount), 20% for the money market/cash and cash equivalents asset class (which may in turn cause the allocation to any money market/cash and cash equivalents sub-asset class to vary from its target allocation by the same additional amount), and 5% for the commodity asset class (which may in turn cause the allocation to any commodity sub-asset class to vary from its target allocation by the same additional amount), and may cause the MassMutual RetireSMART by JPMorgan 2030 Fund’s, MassMutual RetireSMART by JPMorgan 2035 Fund’s, MassMutual RetireSMART by JPMorgan 2040 Fund’s, MassMutual RetireSMART by JPMorgan 2045 Fund’s, MassMutual RetireSMART by JPMorgan 2050 Fund’s, MassMutual RetireSMART by JPMorgan 2055 Fund’s, and MassMutual RetireSMART by JPMorgan 2060 Fund’s asset allocations at any given time to vary from the strategic target allocations shown in this Prospectus at the time by up to an additional 15% for the fixed income asset class (which may in turn cause the allocation to any fixed income sub-asset class to vary from its target allocation by the same additional amount), 15% for the equity asset class (which may in turn cause the allocation to any equity sub-asset class to vary from its target allocation by the same additional amount), 20% for the money market/cash and cash equivalents asset class (which may in turn cause the allocation to any money market/cash and cash equivalents sub-asset class to vary from its target allocation by the same additional amount), and 5% for the commodity asset class (which may in turn cause the allocation to any commodity sub-asset class to vary from its target allocation by the same additional amount).

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Strategic Target Allocations(1)
Allocation Ranges(%)	In Retirement Fund Target	2020 Fund Target	2025 Fund Target	2030 Fund Target	2035 Fund Target	2040 Fund Target	2045 Fund Target	2050 Fund Target	2055 Fund Target	2060 Fund Target
Equity	32.5%	35.7%	51.0%	63.4%	74.8%	83.8%	91.0%	91.0%	91.0%	91.0%
U.S. Large Cap Equity Funds	14.3%	15.7%	22.4%	27.9%	32.9%	36.8%	40.0%	40.0%	40.0%	40.0%
U.S. Small/Mid Cap Equity Funds	3.3%	3.6%	5.2%	6.4%	7.5%	8.5%	9.2%	9.2%	9.2%	9.2%
REIT Funds	2.0%	2.1%	3.1%	3.8%	4.5%	5.1%	5.5%	5.5%	5.5%	5.5%
International Equity Funds	9.8%	10.7%	15.3%	19.0%	22.4%	25.1%	27.3%	27.3%	27.3%	27.3%
Emerging Markets Equity Funds	3.3%	3.6%	5.1%	6.3%	7.5%	8.4%	9.1%	9.1%	9.1%	9.1%
Commodities	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Commodities Funds	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Fixed Income	62.5%	60.3%	49.0%	36.6%	25.2%	16.2%	9.0%	9.0%	9.0%	9.0%
U.S. Fixed Income Funds	41.3%	40.6%	36.8%	29.3%	20.0%	12.2%	6.1%	6.1%	6.1%	6.1%
Inflation Managed Funds	7.5%	6.6%	2.4%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
High Yield Funds	10.0%	9.4%	6.7%	4.7%	3.3%	2.6%	2.0%	2.0%	2.0%	2.0%
Emerging Markets Debt Funds	3.8%	3.6%	3.1%	2.6%	1.9%	1.4%	1.0%	1.0%	1.0%	1.0%
Money Market/Cash and Cash Equivalents	5.0%	4.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Money Market Funds/Cash and Cash Equivalents	5.0%	4.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

(1)
As of February 1, 2020, the Fund utilizes Underlying Funds to implement its strategic target allocations.

Note:  Above allocations may not sum up to 100% due to rounding.
The following table lists the approximate allocation, as of January 17, 2020, to Underlying Funds in which a MassMutual RetireSMART by JPMorgan Fund invests 5% or more of its assets. Other Underlying Funds in which the MassMutual RetireSMART by JPMorgan Funds invest are listed below the table. MML Advisers may modify the selection of Underlying Funds at any time and from time to time, and may invest the Funds’ assets in additional or different Underlying Funds, including Funds that may be created in the future. Actual allocations to Underlying Funds are available in the Fund’s shareholder reports and at http://www.massmutual.com/funds from time to time.
A brief description of the Underlying Funds is provided in the SAI in the section titled “Appendix D — Description of Underlying Funds.” Appendix D lists the Underlying Funds by sub-asset class. Each of the MassMutual RetireSMART by JPMorgan Funds may invest up to the full amount of a sub-asset class allocation in any one or more of the Underlying Funds listed on Appendix D for that sub-asset class, and may invest up to the maximum permissible tactical allocation available for the related asset class in that same one or more Underlying Funds. More detailed information about each Underlying Fund is available in each Underlying Fund’s prospectus.

Investment Option	In Retirement Fund	2020 Fund	2025 Fund	2030 Fund	2035 Fund	2040 Fund	2045 Fund	2050 Fund	2055 Fund	2060 Fund
MM Select Equity Asset (J.P Morgan)	8.12%	9.22%	12.41%	15.15%	18.10%	20.05%	21.83%	21.87%	21.51%	21.49%
Select Overseas (MFS/Harris)	3.80%	4.79%	6.72%	9.06%	10.96%	12.78%	12.92%	12.96%	13.76%	13.79%
Premier Strategic Emerging Markets (Invesco)	2.68%	2.69%	3.38%	4.01%	5.38%	5.84%	5.18%	5.16%	6.37%	6.34%
Vanguard Emerging Markets Stock Index (Vanguard)	2.36%	2.69%	3.40%	4.03%	5.03%	5.50%	4.77%	4.76%	5.75%	5.75%
Premier Core Bond (Barings)	19.52%	19.19%	16.81%	12.61%	6.77%	2.71%	2.45%	2.46%	0.10%	0.13%
Vanguard Total Bond Market Index (Vanguard)	5.00%	4.81%	4.18%	3.16%	1.76%	0.77%	0.78%	0.78%	0.17%	0.17%
Select Total Return Bond (MetWest)	6.36%	6.44%	5.67%	4.25%	2.06%	0.68%	0.42%	0.43%	0.00%	0.00%
Select Strategic Bond (Western Asset)	6.37%	6.45%	5.68%	4.26%	2.07%	0.69%	0.43%	0.43%	0.00%	0.00%
Premier Inflation-Protected and Income (Barings)	7.48%	5.68%	1.79%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Premier High Yield (Barings)	7.49%	6.95%	5.68%	4.34%	3.15%	2.45%	1.89%	1.88%	1.94%	1.94%
JPMorgan U.S. Government Money Market (J.P. Morgan)	5.00%	2.99%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
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Other Underlying Funds in which the MassMutual RetireSMART by JPMorgan Funds invest as of January 17, 2020 include: Select Fundamental Value (Boston Partners/Barrow Hanley), Select Diversified Value (T. Rowe Price/Brandywine Global), Select Equity Opportunities (T. Rowe Price/ Wellington Management), Select Blue Chip Growth (T. Rowe Price/Loomis Sayles), Select Fundamental Growth (Wellington Management), Select Growth Opportunities (Sands Capital/Jackson Square), Select Mid-Cap Value (American Century), Vanguard Mid-Cap Index (Vanguard), Select Mid Cap Growth (T. Rowe Price/Frontier), Select Small Cap Value Equity (Wellington Management/Barrow Hanley), Vanguard Small-Cap Index (Vanguard), Select Small Cap Growth Equity (Wellington Management/Invesco),
JPMorgan Realty Income (J.P. Morgan), Vanguard Real Estate Index (Vanguard), JPMorgan International Research Enhanced Equity (J.P. Morgan), Vanguard Developed Markets Index (Vanguard), Premier International Equity (Invesco), Barings Global Floating Rate (Barings), JPMorgan Emerging Markets Debt (J.P. Morgan), and JPMorgan Emerging Markets Strategic Debt (J.P. Morgan).
Each MassMutual RetireSMART by JPMorgan Fund will bear a pro rata share of its Underlying Funds’ expenses. Each MassMutual RetireSMART by JPMorgan Fund also bears all of the risks associated with the investment strategies used by its Underlying Funds.

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Disclosure of Portfolio Holdings
A description of the Funds’ policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Funds’ SAI.
Additional Information Regarding Principal Risks
A Fund, by itself, generally is not intended to provide a complete investment program. Investment in the Funds is intended to serve as part of a diversified portfolio of investments. An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
The value of your investment in a Fund changes with the values of the investments in the Fund’s portfolio. Many things can affect those values. Factors that may have an important or significant effect on a particular Fund’s portfolio as a whole are called “Principal Risks.” The Principal Risks of each Fund are identified in the foregoing Fund Summaries and are described in this section. Certain Funds may be more susceptible to some risks than others. Although the Funds strive to reach their stated goals, they cannot offer guaranteed results. The value of your investment in a Fund could go down as well as up. You can lose money by investing in the Funds. Except as otherwise stated, references in this section to “the Funds” or “a Fund” may relate to the Fund, one or more Underlying Funds, or both.
The SAI contains further information about the Funds, their investments, and their related risks.
•
Allocation Risk

The allocation of investments among the Underlying Funds’ different investment styles, such as equity or debt securities, or U.S. or non-U.S. securities, may have a more significant effect on a Fund’s net asset value when one of these investments is performing more poorly than the other. There is no assurance that allocation decisions will result in the desired effects. The limited universe of Underlying Funds and the requirement that a significant percentage of a MassMutual Select Allocation Fund’s or MassMutual RetireSMART by JPMorgan Fund’s assets be invested in mutual funds advised by MML Advisers, J.P. Morgan, or their affiliates, as applicable, as noted in each Fund’s “Principal Investment Strategies” may adversely affect Fund performance.
•
Bank Loans Risk

Many of the risks associated with bank loans are similar to the risks of investing in below investment grade debt securities, although bank loans are typically (though not always) senior and secured, while below investment grade debt securities or investments are often subordinated and unsecured. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. The value of any collateral securing a bank loan may decline after a Fund invests, and there is a risk that the value of the collateral may not be sufficient to cover the amount owed to the Fund. In addition, collateral securing a loan may be found invalid, may be used to pay other outstanding obligations of the borrower under applicable law, or may be difficult to sell. In the event that a borrower defaults, a Fund’s access to the collateral may be limited by bankruptcy and other insolvency laws. There is also the risk that the collateral may be difficult to liquidate, or that a majority of the collateral may be illiquid. In addition, some loans may be unsecured. Unsecured loans generally present a greater risk of loss to the Fund if the issuer defaults. In some cases, the Fund may rely on a third party to administer its interest in a loan, and so is subject to the risk that the third party will be unwilling or unable to perform its obligations. The Fund may invest in a loan by purchasing an indirect interest in the loan held by a third party. In that case, the Fund will be subject to both the credit risk of the borrower and of the third party, and the Fund may be unable to realize some or all of the value of its interest in the loan in the event of the insolvency of the third party. The settlement time for certain loans is longer than the settlement time for many other types of investments, and the Fund may not receive the payment for a loan sold by it until well after the sale; that cash would be unavailable for payment of redemption proceeds or for reinvestment. Interests in some bank loans may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of

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readily at what the Fund believes to be a fair price. Some bank loans may be illiquid, and bank loans generally tend to be less liquid than many other debt securities. The lack of a liquid secondary market may make it more difficult for the Fund to assign a value to such instruments for purposes of valuing the Fund’s portfolio and calculating its net asset value (“NAV”).
•
Below Investment Grade Debt Securities Risk

Below investment grade debt securities, which are also known as “junk” or “high yield” bonds, and comparable unrated securities in which a Fund may invest, have speculative characteristics, and changes in economic conditions, the financial condition of the issuer, and/or an unanticipated rise in interest rates or other circumstances are more likely to lead to a weakened capacity to make principal and interest payment than in the case of higher grade securities. Below investment grade debt securities involve greater volatility of price and yield and greater risk of loss of principal and interest than do higher quality securities. In the past, economic downturns or increases in interest rates have, under certain circumstances, resulted in a higher incidence of default by the issuers of these instruments and are likely to do so in the future, especially in the case of highly leveraged issuers. The prices for these instruments may be affected by legislative and regulatory developments. Some below investment grade debt securities are issued in connection with management buy-outs and other highly leveraged transactions, and may entail substantial risk of delays in payments of principal or interest or of defaults. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the Fund more volatile and could limit the Fund’s ability to sell its securities at prices approximating the values the Fund has placed on such securities. In the absence of a liquid trading market for securities held by it, a Fund at times may be unable to establish the fair value of such securities. To the extent a Fund invests in securities in the lower rating categories, the achievement of the Fund’s goals is more dependent on the Fund investment adviser’s or subadviser’s investment analysis than would be the case if the Fund were investing in securities in the higher rating categories.
Securities that are rated CCC or below by Standard & Poor’s or Caa or below by Moody’s Investors Service, Inc. are generally regarded by the rating agencies as having extremely poor prospects of ever attaining any real investment standing.
•
Cash Position Risk

A Fund may hold a significant portion of its assets in cash or cash equivalents at the sole discretion of the Fund’s investment adviser or subadviser, based on such factors as it may consider appropriate under the circumstances. The portion of a Fund’s assets invested in cash and cash equivalents may at times exceed 25% of the Funds’ net assets. To the extent a Fund holds a significant portion of its assets in cash or cash equivalents, its investments returns may be adversely affected and the Fund may not achieve its investment objective.
•
Cayman Subsidiary Risk

An Underlying Fund may have a wholly-owned subsidiary formed in the Cayman Islands in which it invests (a “Cayman Subsidiary”). Such an Underlying Fund will be indirectly exposed to the risks associated with the Cayman Subsidiary’s investments. A Cayman Subsidiary is not registered under the Investment Company Act of 1940, as amended (“1940 Act”), and is not subject to all the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in an increase in expenses and could adversely affect the Underlying Fund. For example, the Cayman Islands does not currently impose any income, corporate, or capital gains tax, estate duty, inheritance tax, gift tax, or withholding tax on a Cayman Subsidiary. If Cayman Islands law changes such that a Cayman Subsidiary must pay Cayman Islands taxes, the Underlying Fund’s shareholders would likely experience decreased investment returns. In addition, changes in law, or interpretations of existing law, including tax law and the regulation of entities that invest in commodity interests, may limit the ability of the Underlying Fund to invest in the Cayman Subsidiary and may limit the ability of the Cayman Subsidiary to invest as actively or as broadly as it might otherwise, and/or increase expenses.

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•
Commodities-Related Investments Risk

Commodity prices (including precious metals) can be extremely volatile and exposure to commodities can cause the NAV of the Fund’s shares to decline or fluctuate in a rapid and unpredictable manner. The values of physical commodities or commodity-linked derivative investments may be affected by changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, international economic, political and regulatory developments, or factors affecting a particular region, industry, or commodity, such as drought, floods, weather, embargoes, tariffs, and international economic, political, and regulatory developments. The price of a commodity may be affected by demand/supply imbalances in the market for the commodity. Also, a liquid secondary market may not exist for certain commodity investments, which may make it difficult for the Fund to sell them at a desirable price or the price at which it is carrying them. A Fund’s investments in commodities and commodity-related instruments may bear on or be limited by the Fund’s intention or ability to qualify as a “regulated investment company” for U.S. federal income tax purposes. See “Taxation and Distributions” below.
•
Convertible Securities Risk

Convertible securities are bonds, debentures, notes or other debt securities that may be converted at either a stated price or stated rate into shares of common or preferred stock (or cash or other securities of equivalent value), and so are subject to the risks of investments in both debt securities and equity securities. The price of a convertible security may change in response to changes in price of the underlying equity security, the credit quality of the issuer, and interest rates. Due to the conversion feature, convertible debt securities generally yield less than non-convertible securities of similar credit quality and maturity. The values of convertible securities may be interest-rate sensitive and tend to decline as interest rates rise and to rise when interest rates fall. A Fund may invest at times in securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into stock at a specified date and conversion ratio, or that are convertible at the option of the issuer. When conversion is not at the option of the holder, a Fund may be required to convert the security into the underlying stock even at times when the value of the underlying common stock has declined substantially or it would otherwise be disadvantageous to do so.
•
Credit Risk

Credit risk is the risk that an issuer, guarantor, or liquidity provider of a fixed income security held by a Fund may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. It includes the risk that the security will be downgraded by a credit rating agency; generally, lower credit quality issuers present higher credit risks. An actual or perceived decline in creditworthiness of an issuer of a fixed income security held by the Fund may result in a decrease in the value of the security. It is possible that the ability of an issuer to meet its obligations will decline substantially during the period when the Fund owns securities of the issuer or that the issuer will default on its obligations or that the obligations of the issuer will be limited or restructured. The credit rating assigned to any particular investment does not necessarily reflect the issuer’s current financial condition and does not reflect an assessment of an investment’s volatility or liquidity. Securities rated in the lowest category of investment grade are considered to have speculative characteristics. In addition, below investment grade debt securities (i.e., “junk” or “high yield” bonds) involve greater credit risk, are more volatile, involve greater risk of price declines and may be more susceptible to economic downturn than investment grade securities. If a security held by the Fund loses its rating or its rating is downgraded, the Fund may nonetheless continue to hold the security in the discretion of the investment adviser or subadviser. In the case of asset-backed or mortgage-related securities, changes in the actual or perceived ability of the obligors on the underlying assets or mortgages may affect the values of those securities.
The Fund may also be exposed to the credit risk of its counterparty to repurchase agreements, reverse repurchase agreements, swap transactions, and other derivatives

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transactions, and to the counterparty’s ability or willingness to perform in accordance with the terms of the transaction. The value of such transactions to the Fund will depend on the willingness and ability of the counterparty to perform its obligations, including among other things the obligation to return collateral or margin to the Fund.
•
Currency Risk

Because foreign securities normally are denominated and traded in foreign currencies, the value of a Fund’s assets may be affected favorably or unfavorably by changes in currency exchange rates, currency exchange control regulations, intervention (or failure to intervene) by the U.S. or foreign governments in currency markets, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies. A Fund may, but will not necessarily, engage in foreign currency transactions in order to protect against fluctuations in the values of holdings denominated in or exposed to other currencies, or, for certain Funds, to generate additional returns. Derivatives transactions providing exposure to foreign currencies create investment leverage. A Fund’s investment in foreign currencies may increase the amount of ordinary income recognized by the Fund.
Officials in foreign countries may from time to time take actions in respect of their currencies which could significantly affect the value of a Fund’s assets denominated in those currencies or the liquidity of such investments. For example, a foreign government may unilaterally devalue its currency against other currencies, which would typically have the effect of reducing the U.S. dollar value of investments denominated in that currency. A foreign government may also limit the convertibility or repatriation of its currency or assets denominated in its currency, which would adversely affect the U.S. dollar value and liquidity of investments denominated in that currency. In addition, although at times most of a Fund’s income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars. As a result, if the exchange rate for any such currency declines after the Fund’s income has been earned and translated into U.S. dollars but before payment to shareholders, the Fund could be required to sell portfolio investments to make such distributions. Similarly, if a Fund incurs an expense in a foreign currency and the exchange rate changes adversely to the Fund before the expense is paid, the Fund would have to convert a greater amount of U.S. dollars to pay for the expense at that time than it would have had to convert at the time the Fund incurred the expense. Investments in foreign currencies themselves (directly or through derivatives transactions) may be highly volatile and may create investment leverage.
•
Cyber Security and Technology Risk

The Funds and their service providers (including the Funds’ investment adviser, subadvisers, custodian, and transfer agent) are subject to operational and information security risks, including those resulting from cyber-attacks and other technological issues. Technological issues or failures, or interference or attacks by “hackers” or others, may have the effect of disabling or hindering the Funds’ operations or the operations of a service provider to the Funds. There are inherent limitations in business continuity plans and technology systems designed to prevent cyber-attacks and avoid operational incidents, including the possibility that certain risks have not been identified. The Funds’ investment adviser does not control the cyber security plans and systems put in place by third-party service providers, and such third-party service providers may have limited indemnification obligations to the Funds’ investment adviser or the Funds, each of whom could be negatively impacted as a result. Similar risks also are present for issuers of securities in which the Funds invest, which could result in material adverse consequences for such issuers, and may cause a Fund’s investment in such securities to lose value.
•
Defaulted and Distressed Securities Risk

Defaulted securities risk refers to the uncertainty of repayment of defaulted securities and obligations of distressed issuers. Because the issuer of such securities is in default and is likely to be in distressed financial condition, repayment of defaulted securities and obligations of distressed issuers (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring, or in bankruptcy or insolvency proceedings) is subject to significant uncertainties. The market will likely be less liquid for distressed

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or defaulted securities than for other types of securities. Reduced liquidity can affect the valuations of distressed or defaulted securities, make their valuation and sale more difficult, and result in greater volatility. Insolvency laws and practices in foreign countries are different than those in the U.S. and the effect of these laws and practices cannot be predicted with certainty. Investments in defaulted securities and obligations of distressed issuers are considered speculative.
•
Derivatives Risk

Derivatives are financial contracts whose values depend upon, or are derived from, the value of an underlying asset, reference rate, or index. Derivatives may relate to stocks, bonds, interest rates, currencies, credit exposures, currency exchange rates, commodities, related indexes, or other assets. The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. Derivatives can be highly volatile and are subject to a number of potential risks described in this Prospectus, including market risk, credit risk, management risk, liquidity risk, and leveraging risk. Derivative products are highly specialized instruments that may require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument or index but also of the derivative itself, often without the benefit of observing the performance of the derivative under all possible market conditions. (For example, successful use of a credit default swap may require, among other things, an understanding of both the credit of the company to which it relates and of the way the swap is likely to respond to changes in various market conditions and to factors specifically affecting the company.) The use of derivatives involves the risk that a loss may be sustained as a result of the failure of another party to the contract (typically referred to as a “counterparty”) to make required payments or otherwise to comply with the contract’s terms. Derivative transactions can create investment leverage. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. Since the values of derivatives are calculated and derived from the values of other assets, reference rates, or indexes, there is greater risk that derivatives will be improperly valued. Derivatives also involve the risk that changes in the value of a derivative may not correlate perfectly with changes in the value of its underlying asset, rate, or index, and the risk that a derivative transaction may not have the effect or benefit the Fund’s investment adviser or subadviser anticipated. Also, suitable derivative transactions may not be available in all circumstances, and there can be no assurance that a Fund will engage in these transactions when that would be beneficial. A liquid secondary market may not always exist for a Fund’s derivative positions at any time. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price or at all. Although the use of derivatives is intended to enhance a Fund’s performance, it may instead reduce returns and increase volatility.
Recent U.S. and non-U.S. legislative and regulatory reforms, including those related to the Dodd-Frank Wall Street Reform and Consumer Protection Act, have resulted in, and may in the future result in, new regulation of derivative instruments and the Funds’ use of such instruments. New regulations could, among other things, restrict a Fund’s ability to engage in derivative transactions (for example, by making certain types of derivative instruments or transactions no longer available to a Fund), establish new margin requirements and/or increase the costs of derivatives transactions, and a Fund may as a result be unable to execute its investment strategies in a manner its subadviser might otherwise choose. Counterparty risk with respect to derivatives has been and may continue to be affected by new rules and regulations concerning the derivatives market. Some derivatives transactions are required to be centrally cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds the position, rather than the credit risk of its original counterparty to the derivatives transaction. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses and clearing members,

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and it is not clear how an insolvency proceeding of a clearing house or clearing member would be conducted, what effect the insolvency proceeding would have on any recovery by a Fund, and what impact an insolvency of a clearing house or clearing member would have on the financial system more generally.
•
Futures Contract Risk.  A Fund may enter into futures contracts, in which the Fund agrees to buy or sell certain financial instruments or index units or other assets on a specified future date at a specified price or rate. A Fund may also enter into contracts to deliver in the future an amount of one currency in return for an amount of another currency. If a Fund’s investment adviser or subadviser misjudges the direction of interest rates, markets, or foreign exchange rates, a Fund’s overall performance could suffer. The risk of loss could be far greater than the investment made because a futures contract requires only a small deposit to take a large position. A small change in a financial futures contract could have a substantial impact on a Fund, favorable or unfavorable. An investor could also suffer losses if it is unable to close out a futures contract because of an illiquid secondary market. Futures are subject to the creditworthiness of the futures commission merchants or brokers and clearing organizations involved in the transactions. In the event of the insolvency of its futures commission merchant or broker, a Fund may be delayed or prevented from recovering some or all of the margin it has deposited with the merchant or broker, or any increase in the value of its futures positions held through that merchant or broker.

•
Dollar Roll and Reverse Repurchase Agreement Transaction Risk

In a dollar roll transaction, a Fund sells mortgage-backed securities for delivery to the buyer in the current month and simultaneously contracts to purchase similar securities on a specified future date from the same party. In a reverse repurchase agreement transaction, a Fund sells securities to a bank or securities dealer and agrees to repurchase them at an agreed time and price; a reverse repurchase agreement is similar to a secured borrowing by a Fund. Both types of transactions generally create leverage. It may be difficult or impossible for a Fund to exercise its rights under a dollar roll transaction or reverse repurchase agreement in the event of the insolvency or bankruptcy of the counterparty, and the Fund may not be able to purchase the securities or other assets subject to the transaction and may be required to return any collateral it holds.
•
Emerging Markets Risk

Investing in emerging market securities poses risks different from, and/or greater than, risks of investing in domestic securities or in the securities of foreign, developed countries. These risks may include, for example, smaller market-capitalizations of securities markets; significant price volatility; illiquidity; limits on foreign investment; and possible limits on repatriation of investment income and capital. Future economic or political events or crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or the creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in those currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Although many of the emerging market securities in which a Fund may invest are traded on securities exchanges, they may trade in limited volume, and the exchanges may not provide all of the conveniences or protections provided by securities exchanges in more developed markets.
Additional risks of emerging market securities may include greater social, economic, and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; greater custody and operational risks; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal, regulatory, and accounting systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise

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make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending settlement, or be delayed in disposing of a portfolio security. It may be more difficult to obtain and/or enforce a judgment in a court outside the U.S., and a judgment against a foreign government may be unenforceable.
Frontier markets, a subset of emerging markets, generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to having abrupt changes in currency values, less mature markets and settlement practices, and lower trading volumes that could lead to greater price volatility and illiquidity.
•
Equity Securities Risk

Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, or investor confidence, or announcements of economic, political, or financial information.
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Fixed Income Securities Risk

The values of debt securities change in response to interest rate changes. In general, as interest rates rise, the value of a debt security is likely to fall. This risk is generally greater for obligations with longer maturities or for debt securities that do not pay current interest (such as zero-coupon securities). Debt securities with variable and floating interest rates can be less sensitive to interest rate changes, although, to the extent a Fund’s income is based on short-term interest rates that fluctuate over short periods of time, income received by the Fund may decrease as a result of a decline in interest rates. In response to an interest rate decline, debt securities that provide the issuer with the right to call or redeem the security prior to maturity may be called or redeemed, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate and therefore the Fund might not benefit from any increase in value as a result of declining interest rates. The value of a debt security also depends on the issuer’s actual or perceived credit quality or ability to pay principal and interest when due. The value of a debt security is likely to fall if an issuer or the guarantor of a security is unable or unwilling (or is perceived to be unable or unwilling) to make timely principal and/or interest payments or otherwise to honor its obligations or if the debt security’s rating is downgraded by a credit rating agency. The value of a debt security can also decline in response to changes in market, economic, industry, political, and regulatory conditions that affect a particular type of debt security or issuer or debt securities generally. Certain events, such as market or economic developments, regulatory or government actions, natural disasters, terrorist attacks, war, and other geopolitical events can have a dramatic adverse effect on the debt market and the overall liquidity of the market for fixed income securities.
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Extension Risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security.

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Prepayment Risk. Prepayment risk is the risk that principal of a debt obligation will be repaid at a faster rate than anticipated. In such a case, a Fund may lose the benefit of a favorable interest rate for the remainder of the term of the security in question, and may only be able to reinvest the amount of the prepayment at a less favorable rate.

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Interest Rate Risk. The values of bonds and other debt instruments usually rise and fall in response to changes in interest rates. The values of debt instruments generally increase in response to declines in interest rates and rise in response to increases in interest rates. Interest rate risk is generally greater for investments with longer durations or maturities. Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, a Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.

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Foreign Investment Risk

Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, industry, political, regulatory, and other conditions. Political, social, diplomatic, and economic developments, U.S. and foreign government action such as the imposition of currency or capital blockages, controls, or tariffs, economic and trade sanctions or embargoes, security suspensions, entering or exiting trade or other intergovernmental agreements, or the expropriation or nationalization of assets in a particular country, can cause dramatic declines in certain or all securities with exposure to that country and other countries. In the event of nationalization, expropriation, or other confiscation, a Fund could lose its entire foreign investment in a particular country. There may be quotas or other limits on the ability of a Fund (or clients of a Fund’s investment adviser or subadviser) to invest or maintain investments in securities of issuers in certain countries. Enforcing legal rights can be more difficult, costly, and limited in certain foreign countries, and can be particularly difficult against foreign governments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of a Fund’s assets may be affected favorably or unfavorably by changes in currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the United States. The securities of some non-U.S. companies are less liquid and at times more volatile than securities of comparable U.S. companies. Non-U.S. transaction costs, such as brokerage commissions and custody costs may be higher than in the United States. In addition, foreign markets can perform differently from U.S. markets and can react differently to market, economic, industry, political, regulatory, geopolitical, and other conditions than the U.S. market.
The willingness and ability of foreign governmental entities to pay principal and interest on government securities depends on various economic factors, including for example the issuer’s balance of payments, overall debt level, and cash-flow considerations related to the availability of tax or other revenues to satisfy the issuer’s obligations. If a foreign governmental entity defaults on its obligations on the securities, a Fund may have limited recourse available to it. The laws of some foreign countries may limit a Fund’s ability to invest in securities of certain issuers located in those countries. Special tax considerations apply to a Fund’s investments in foreign securities. A Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the amount, timing, or character of the Fund’s distributions.
A Fund may invest in foreign securities known as depositary receipts, in the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), or other similar securities. An ADR is a U.S. dollar-denominated security issued by a U.S. bank or trust company that represents, and may be converted into, a foreign security. An EDR or a GDR is generally similar but is issued by a non-U.S. bank. Depositary receipts are subject to the same risks as direct investment in foreign securities. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted, and changes in currency exchange rates may affect the value of an ADR investment in ways different from direct investments in foreign securities. Funds may invest in both sponsored and unsponsored depositary receipts. Unsponsored depositary receipts are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuers may not be as current for unsponsored depositary receipts and the prices of unsponsored depositary receipts may be more volatile than if such instruments were sponsored by the issuer. An investment in an ADR is subject to the credit risk of the issuer of the ADR.

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Geographic Focus Risk

When a Fund invests a relatively large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region, the Fund’s performance could be closely tied to the market, currency, economic, political, or regulatory conditions and developments in those countries or that region, and could be more volatile than the performance of more geographically diversified funds.
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Growth Company Risk

Growth company securities tend to be more volatile in terms of price swings and trading volume than many other types of equity securities. Growth companies, especially technology related companies, have seen dramatic rises and falls in stock valuations. Funds that invest in growth companies are subject to the risk that the market may deem these companies’ stock prices over-valued, which could cause steep and/or volatile price swings. Also, since investors buy these stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines.
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Index Funds Risk

Certain Underlying Funds may attempt to track the performance of a specified index. Therefore, securities may be purchased, retained, and sold by the Underlying Fund at times when an actively managed fund would not do so. If the value of securities that are heavily weighted in the index change, you can expect a greater risk of loss than would be the case if the Underlying Fund were less invested in such securities.
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Inflation Risk

The value of assets or income from a Fund’s investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of a Fund’s assets can decline as can the value of the Fund’s distributions. The market prices of debt securities generally fall as inflation increases because the purchasing power of the future income and repaid principal is expected to be worth less when received by the Fund. Debt securities that pay a fixed rather than variable interest rate are especially vulnerable to inflation risk because variable-rate debt securities may be able to participate, over the long term, in rising interest rates which have historically accompanied long-term inflationary trends.
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Inflation-Linked Securities Risk

Inflation-linked securities are typically fixed income securities whose principal values are periodically adjusted according to a measure of inflation. If the index measuring inflation falls, the principal value of an inflation-linked security will be adjusted downward, and consequently the interest payable on the security (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original principal of the security upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-linked securities. For securities that do not provide a similar guarantee, the adjusted principal value of the security repaid at maturity may be less than the original principal.
Alternatively, the interest rates payable on certain inflation-linked securities may be adjusted according to a measure of inflation. As a result, the principal values of such securities do not adjust according to the rate of inflation, although the interest payable on such securities may decline during times of falling inflation.
The values of inflation-linked securities are expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-linked securities. Inflation-linked securities may cause a potential cash flow mismatch to investors, because an increase in the principal amount of an inflation-linked security will be treated as interest income currently subject to tax at ordinary income rates even though investors will not receive repayment of principal until maturity. If a Fund invests in such securities, it will be required to distribute such interest income in order to qualify for treatment as a regulated investment company and eliminate the Fund-level tax, without a corresponding receipt of cash, and therefore may be required to dispose of portfolio securities at a time when it may not be advantageous to do so in order to make such distributions.

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Large Company Risk

Large-capitalization stocks as a group could fall out of favor with the market, causing a Fund’s investments in large-capitalization stocks to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges, including changes to technology or consumer tastes, and may grow more slowly than smaller companies, especially during market cycles corresponding to periods of economic expansion. Market capitalizations of companies change over time.
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Liquidity Risk

Liquidity risk is the risk that particular investments may be difficult to sell or terminate at approximately the price at which the Fund is carrying the investments. The ability of a Fund to dispose of illiquid positions at advantageous prices may be greatly limited, and a Fund may have to continue to hold such positions during periods when the investment adviser or subadviser otherwise would have sold them. Some securities held by a Fund may be restricted as to resale, may trade in the over-the-counter (“OTC”) market, or may not have an active trading market due to adverse market, economic, industry, political, regulatory, geopolitical or other conditions. In addition, a Fund, by itself or together with other accounts managed by the investment adviser or subadviser, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price.
Market values for illiquid securities may not be readily available, and there can be no assurance that any fair value assigned to an illiquid security at any time will accurately reflect the price a Fund might receive upon the sale of that security. It is possible that, during periods of extreme market volatility or unusually high and unanticipated levels of redemptions, a Fund may be forced to sell large amounts of securities or terminate outstanding transactions at a price or time that is not advantageous in order to meet redemptions or other cash needs. In such a case, the sale proceeds received by a Fund may be substantially less than if the Fund had been able to sell the securities or terminate the transactions in more orderly transactions, and the sale price may be substantially lower than the price previously used by the Fund to value the securities for purposes of determining the Fund’s NAV. To the extent a Fund holds illiquid securities, it may be more likely to pay redemption proceeds in kind.
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Management Risk

Each Fund is subject to management risk because it relies on the investment adviser’s and/or subadviser’s investment analysis and its selection of investments to achieve its investment objective. A Fund’s investment adviser or subadviser manages the Fund based on its assessment of economic, financial, and market factors and its investment judgment. The investment adviser or subadviser may fail to ascertain properly the appropriate mix of securities for any particular economic cycle. A Fund’s investment adviser or subadviser applies its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the intended result. Management risk includes the risk that poor security selection will cause a Fund to underperform relative to other funds with similar investment objectives, or that the timing of movements from one type of security to another could have a negative effect on the overall investment performance of the Fund. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time.
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Market Risk

The values of a Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable broad market developments, which may affect securities markets generally or particular industries, sectors, or issuers. The values of a Fund’s investments may decline as a result of a number of such factors, including actual or perceived changes in general economic and market conditions, industry, political, regulatory, geopolitical and other developments, including the imposition of tariffs or other protectionist actions, changes in interest rates, currency rates, or other rates of exchange, and changes in economic and competitive industry conditions. Different parts of the market and different types of securities can react differently to these conditions. The possibility that security prices in general will decline over short or even extended periods subjects a Fund to

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unpredictable declines in the value of its shares, as well as potentially extended periods of poor performance. In addition, the increasing popularity of passive index-based investing may have the potential to increase security price correlations and volatility. As passive strategies generally buy or sell securities based simply on inclusion and representation in an index, securities’ prices will have an increasing tendency to rise or fall based on whether money is flowing into or out of passive strategies rather than based on an analysis of the prospects and valuation of individual securities. This may result in increased market volatility as more money is invested through passive strategies.
Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the securities in which a Fund invests or the issuers of such securities in ways that are unforeseeable. The uncertainty surrounding the sovereign debt of a significant number of European Union countries, as well as the status of the Euro, the European Monetary Union, and the European Union itself, has disrupted and may continue to disrupt markets in the U.S. and around the world. The risks associated with investments in Europe may be heightened due to the approval by citizens of the United Kingdom, in June 2016, of a referendum to leave the European Union. The United Kingdom is working towards withdrawal from the European Union at a yet to be determined date. Significant uncertainty remains in the market regarding the ramifications of that development and the arrangements that will apply to the United Kingdom’s relationship with the European Union and other countries following its withdrawal; the range and potential implications of possible political, regulatory, economic, and market outcomes are difficult to predict. There is the potential for decreased trade, capital outflows from the United Kingdom, devaluation of the pound sterling, decreased business and consumer spending and decreased foreign investment in the United Kingdom, and negative effects on the value of a Fund’s investments and/or on a Fund’s ability to enter into certain transactions or value certain investments. If one or more additional countries leave the European Union, or the European Union partially or completely dissolves, the world’s economies and securities markets may be significantly disrupted and adversely affected. Legislation or regulation also may change the way in which a Fund, the investment adviser, or subadviser is regulated. Such legislation, regulation, or other government action could limit or preclude a Fund’s ability to achieve its investment objective and affect the Fund’s performance.
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Mortgage- and Asset-Backed Securities Risk

Investments in mortgage-related and other asset-backed securities are subject to the risk of severe credit downgrades, illiquidity and defaults to a greater extent than many other types of fixed income investments. Mortgage-backed securities, including collateralized mortgage obligations and certain stripped mortgage-backed securities, represent a participation in, or are secured by, mortgage loans. Asset-backed securities are generally structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sale or installment loan contracts, leases of various types of real and personal property, receivables from credit card agreements, and student loan payments. Asset-backed securities also may be backed by pools of corporate or sovereign bonds, loans made to corporations, or a combination of these bonds and loans, commonly referred to as “collateralized debt obligations,” including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”). The assets backing collateralized debt obligations may consist in part or entirely of high risk, below investment grade debt obligations (or comparable unrated obligations). In the case of CBOs and certain other collateralized debt obligations, those may include, by way of example, high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities, and emerging market debt. In the case of CLOs, they may include, among other things, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, any or all of which may be rated below investment grade or may be comparable unrated obligations.
Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. By contrast, payments on mortgage-backed and many

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asset-backed investments typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily, or as a result of refinancing or foreclosure. The Fund may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Because the prepayment rate generally declines as interest rates rise, an increase in interest rates will likely increase the duration, and thus the volatility, of mortgage-backed and asset-backed securities. (Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of the security’s price to changes in interest rates. Unlike the maturity of a fixed income security, which measures only the time until final payment is due, duration takes into account the time until all payments of interest and principal on a security are expected to be made, including how these payments are affected by prepayments and by changes in interest rates.) Prepayment rates are difficult to predict and the potential impact of prepayments on the value of a mortgage-related or other asset-backed security depends on the terms of the instrument and can result in significant volatility. In addition to interest rate risk (as described under “Interest Rate Risk”), investments in mortgage-backed securities composed of subprime mortgages and investments in CDOs and CLOs backed by pools of high-risk, below investment grade debt securities may be subject to a higher degree of credit risk, valuation risk, and liquidity risk (as described under “Credit Risk,” “Valuation Risk,” and “Liquidity Risk”). Litigation with respect to the representations and warranties given in connection with the issuance of mortgage-backed securities can be an important consideration in investing in such securities, and the outcome of any such litigation could significantly impact the value of the Fund’s mortgage-backed investments.
The types of mortgages underlying securities held by the Fund may differ and may be affected differently by market factors. For example, the Fund’s investments in residential mortgage-backed securities will likely be affected significantly by factors affecting residential real estate markets and mortgages generally; similarly, investments in commercial mortgage-backed securities will likely be affected significantly by factors affecting commercial real estate markets and mortgages generally.
Some mortgage-backed and asset-backed investments receive only the interest portion (“IOs”) or the principal portion (“POs”) of payments on the underlying assets. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying assets. IOs tend to decrease in value if interest rates decline and rates of repayment (including prepayment) on the underlying mortgages or assets increase; it is possible that the Fund may lose the entire amount of its investment in an IO due to a decrease in interest rates. Conversely, POs tend to decrease in value if interest rates rise and rates of repayment decrease. Moreover, the market for IOs and POs may be volatile and limited, which may make them difficult for the Fund to buy or sell. The values of mortgage-related and other asset-backed securities may be substantially dependent on the servicing of the underlying asset pools, and are therefore subject to risks associated with the negligence or malfeasance by their servicers and to the credit risk of their servicers. In certain situations, the mishandling of related documentation may also affect the rights of securities holders in and to the benefits of the underlying collateral. There may be legal and practical limitations on the enforceability of any security interest granted with respect to underlying assets, or the value of the underlying assets, if any, may be insufficient if the issuer defaults.
The Fund may gain investment exposure to mortgage-backed and asset-backed investments by entering into agreements with financial institutions to buy the investments at a fixed price at a future date. The Fund may or may not take delivery of the investments at the termination date of such an agreement, but will nonetheless be exposed to changes in value of the underlying investments during the term of the agreement. These transactions may create investment leverage.

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Quantitative Models Risk

Certain portfolio managers use quantitative models as part of the idea generation process. Quantitative models are based upon many factors that measure individual securities relative to each other. Such models may not produce the intended results and can be adversely affected by errors or imperfections in the factors or the data on which measurements are based, changing sources of market return or market risk, or any technical issues with or errors in the design, construction, implementation, or maintenance of the models.
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Preferred Stock Risk

Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, if interest rates rise, the dividends on preferred stocks may be less attractive, causing the prices of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions or call/redemption provisions that can negatively affect its value. In addition, in the event of liquidation of a corporation’s assets, the rights of preferred stock generally are subordinate to the rights associated with a corporation’s debt securities.
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Real Estate Risk; REIT Risk

Investments in real estate are subject to a number of risks, including losses from casualty, condemnation or natural disasters, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, environmental regulations and other governmental action, regulatory limitations on rents, property taxes, and operating expenses. An investment in a REIT may be subject to risks similar to those associated with direct ownership of real estate, and may be subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws or failure by the REIT to qualify for favorable tax treatment under the Internal Revenue Code of 1986, as amended (the “Code”), and to the risk of general declines in stock prices. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. A “mortgage” REIT that invests most or all of its assets in mortgages will be subject to many of the risks described above in respect of mortgage-backed securities. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming. As a shareholder in a REIT a Fund, and indirectly the Fund’s shareholders, would bear its ratable share of the REIT’s expenses and would at the same time continue to pay its own fees and expenses. Real estate-related investments may entail leverage and may be highly volatile. The securities of small real-estate issuers can be more volatile and less liquid than securities of larger issuers and their issuers can have more limited financial resources.
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Redemptions by Significant Investors

A Fund may be an investment option for investors who may make substantial investments in the Fund. As a result, from time to time, a Fund may experience a relatively large redemption and could be required to liquidate assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would, or if the Fund is unable to invest the cash in portfolio securities that it considers as desirable as the Fund’s portfolio securities.
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Repurchase Agreement Risk

A Fund may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral, or if the Fund is required to return collateral to a borrower at a time when it may realize a loss on the investment of that collateral.
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Risk of Investment in other Funds or Pools

A Fund may invest in other investment companies or pooled vehicles, including closed-end funds, trusts, and exchange-traded funds (“ETFs”), that are advised by the Fund’s investment adviser or subadviser, as applicable, their affiliates, or by unaffiliated parties, to the extent permitted by applicable law. As a shareholder in an investment

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company or other pool, the Fund, and indirectly that Fund’s shareholders, bear a ratable share of the investment company’s or pool’s expenses, including, but not limited to, advisory and administrative fees, and the Fund at the same time continues to pay its own fees and expenses. Investment companies or pools in which the Funds may invest may change their investment objectives or policies without the approval of a Fund, in which case a Fund may be forced to withdraw its investment from the investment company or pool at a disadvantageous time. Private investment pools in which the Funds may invest are not registered under the 1940 Act, and so will not offer all of the protections provided by the 1940 Act (including, among other things, independent oversight, protections against certain conflicts of interest, and custodial risks). A Fund is exposed indirectly to all of the risks applicable to any other investment company or pool in which it invests, including that the investment company or pool will not perform as expected. Investments in other investment companies or private pools may be illiquid, may be leveraged, and may be highly volatile.
Investing in other investment companies or private investment vehicles sponsored or managed by the investment adviser or subadviser, as applicable, or affiliates of the investment adviser or subadviser, as applicable, involves potential conflicts of interest. For example, the investment adviser or subadviser, as applicable, or their affiliates may receive fees based on the amount of assets invested in such other investment vehicles, which fees may be higher than the fees the investment adviser or subadviser, as applicable, receives for managing the investing Fund. Investment by a Fund in those other vehicles may be beneficial in the management of those other vehicles, by helping to achieve economies of scale or enhancing cash flows. Due to this and other factors, the investment adviser or subadviser, as applicable, will have an incentive to invest a portion of a Fund’s assets in investment vehicles sponsored or managed by the investment adviser or subadviser, as applicable, or their affiliates in lieu of investments by the Fund directly in portfolio securities, and will have an incentive to invest in such investment vehicles over non-affiliated investment companies to ensure an appropriate level of revenue to such investment adviser or subadviser, as applicable, or their affiliates. The investment adviser or subadviser, as applicable, will have no obligation to select the least expensive or best performing funds available to serve as an underlying investment vehicle. Similarly, the investment adviser or subadviser, as applicable, will have an incentive to delay or decide against the sale of interests held by the Fund in investment vehicles sponsored or managed by the investment adviser or subadviser, as applicable, or their affiliates.
ETFs are subject to many of the same risks applicable to investments in mutual funds generally, including that an ETF will not perform as anticipated, that a Fund will bear its proportionate share of the ETF’s fees and expenses, and that the ETF will lose money. Many ETFs engage in derivatives strategies and use leverage, and as a result their values can be highly volatile. It is possible that an ETF’s performance will diverge significantly from the performance of any index or indexes it seeks to replicate. Because shares of ETFs are actively traded, their values may be affected in unanticipated ways by the effects of supply and demand in the market, activities of short sellers, or unusual speculative activity in their shares. Some ETFs may experience periods of reduced liquidity due to restrictions on trading activity or due to a general lack of investor interest in the asset class represented by the ETF.
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Sector Risk

If a Fund allocates a substantial amount of its assets to one or more particular industries or to particular economic, market, or industry sectors, then economic, business, regulatory, or other developments affecting issuers in those industries or sectors may affect the Fund adversely to a greater extent than if the Fund had invested more broadly. Examples might include investments in the technology, health care, or financial sectors or in one or more industries within those sectors. A substantial investment in one or more such industries or sectors has the potential to increase the volatility of a Fund’s portfolio, and may cause the Fund to underperform other mutual funds.

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Short Sales Risk

If a Fund sells a security short, it will make money if the security’s price goes down (in an amount greater than any transaction costs) and will lose money if the security’s price goes up. There is no limit on the amount of money a Fund may lose on a short sale. A Fund may not be able to close out a short sale when it might wish to do so, or may only do so at an unfavorable price. Short sales can involve leverage. When the Fund engages in a short sale, it typically borrows the security sold short. The Fund will ordinarily have to pay a fee or premium to borrow the security and will be obligated to repay to the lender of the security any dividends or interest that accrue on the security during the period of the loan. If the Fund invests the proceeds from short positions in other securities the Fund could lose money both on the short positions and on the securities in which it has invested the short proceeds.
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Small and Mid-Cap Company Risk

Small and medium-sized companies may have limited product lines, markets, or financial resources or they may depend on a few key employees. Such companies may have been recently organized and have little or no track record of success. Also, a Fund’s investment adviser or subadviser may not have had an opportunity to evaluate such newer companies’ performance in adverse or fluctuating market conditions. Market risk and liquidity risk are particularly pronounced for stocks of small and medium-sized companies. The securities of small and medium-sized companies may trade less frequently and in smaller volume than more widely held securities. The prices of these securities may fluctuate more sharply than those of other securities, and a Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, both of which can cause significant price volatility. Some securities of small and medium-sized issuers may be illiquid or may be restricted as to resale.
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Sovereign Debt Obligations Risk

Investments in debt securities issued by governments or by government agencies and instrumentalities involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. A governmental entity’s willingness or ability to pay interest and repay principal in a timely manner may be affected by a variety of factors, including its cash flow, the size of its reserves, its access to foreign exchange, the relative size of its debt service burden to its economy as a whole, and political constraints. A governmental entity may default on its obligations or may require renegotiation or rescheduling of debt payments. Any restructuring of a sovereign debt obligation held by the Fund will likely have a significant adverse effect on the value of the obligation. In the event of default of sovereign debt, the Fund may be unable to pursue legal action against the sovereign issuer or to realize on collateral securing the debt. The sovereign debt of many non-U.S. governments, including their sub-divisions and instrumentalities, is rated below investment grade (“junk” or “high yield” bonds). Sovereign debt risk may be greater for debt securities issued or guaranteed by emerging and/or frontier market countries. At times, certain emerging and frontier market countries have declared moratoria on the payment of principal and interest on external debt. Certain emerging and frontier market countries have experienced difficulty in servicing their sovereign debt on a timely basis, which has led to defaults and the restructuring of certain indebtedness to the detriment of debtholders.
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Tactical Allocation Risk

For each of the MassMutual RetireSMART by JPMorgan Funds, J.P. Morgan has discretion to make short- to intermediate-term tactical allocations that increase or decrease the exposure to asset classes and investments. The Fund’s tactical allocation strategy may not be successful in adding value, may increase losses to the Fund, and/or cause the Fund to have a risk profile different than that portrayed in its “Principal Investment Strategies” from time to time.

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U.S. Government Securities Risk

U.S. Government securities include a variety of securities that differ in their interest rates, maturities, and dates of issue. While securities issued or guaranteed by some agencies or instrumentalities of the U.S. Government (such as the Government National Mortgage Association) are supported by the full faith and credit of the United States, securities issued or guaranteed by certain other agencies or instrumentalities of the U.S. Government (such as Federal Home Loan Banks) are supported only by the right of the issuer to borrow from the U.S. Government. Securities issued or guaranteed by certain other agencies and instrumentalities of the U.S. Government (such as Fannie Mae and Freddie Mac) are not supported by the full faith and credit of the U.S. Government and are supported only by the credit of the issuer itself. There is no assurance that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so. In addition, certain governmental entities have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight and/or other consequences that could adversely affect the credit quality, availability, or investment character of securities issued by these entities. Investments in these securities are also subject to, among other things, interest rate risk, prepayment risk, extension risk, and the risk that the value of the securities will fluctuate in response to political, market, or economic developments.
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Valuation Risk

A portion of a Fund’s assets may be valued at fair value pursuant to guidelines that have been approved by the Trustees. A Fund’s assets may be valued using prices provided by a pricing service or, alternatively, a broker-dealer or other market intermediary (sometimes just one broker-dealer or other market intermediary) when other reliable pricing sources may not be available. The Fund, or persons acting on its behalf, may determine a fair value of a security based on such other information as may be available to them. There can be no assurance that any fair valuation of an investment held by a Fund will in fact approximate the price at which the Fund might sell the investment at the time. Technological issues or other service disruption issues involving third-party service providers may limit the ability of the Fund to value its investment accurately or timely. To the extent a Fund sells a security at a price lower than the price it has been using to value the security, its NAV will be adversely affected. If a Fund has overvalued securities it holds, you may pay too much for the Fund’s shares when you buy into the Fund. If a Fund underestimates the price of its portfolio securities, you may not receive the full market value for your Fund shares when you sell.
•
Value Company Risk

A Fund may purchase some equity securities at prices below what the investment adviser or subadviser considers to reflect their actual or potential fundamental values. The Fund bears the risk that the prices of these securities may not increase to reflect what the investment adviser or subadviser believes to be their fundamental value or that the investment adviser or subadviser may have overestimated the securities’ fundamental value or that it may take a substantial period of time to realize that value.
•
When-Issued, Delayed Delivery, TBA, and Forward Commitment Transaction Risk

A Fund may purchase securities on a when-issued, delayed delivery, to-be-announced, or forward commitment basis. These transactions involve a commitment by a Fund to purchase securities for a predetermined price or yield, with payments and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. These transactions involve a risk of loss if the value of the securities declines prior to the settlement date. These transactions may create investment leverage. Recently finalized rules of the Financial Industry Regulatory Authority impose mandatory margin requirements for certain types of when-issued, TBA, or forward commitment transactions, with limited exceptions. Such transactions historically have not been required to be collateralized, and mandatory collateralization could increase the cost of such transactions and impose added operational complexity and may increase the credit risk of such transactions to a Fund.

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Management of the Funds
Investment Adviser and Portfolio Manager
MML Investment Advisers, LLC (“MML Advisers”), a Delaware limited liability company, located at 100 Bright Meadow Blvd., Enfield, Connecticut 06082-1981, is the Funds’ investment adviser and is responsible for providing all necessary investment management and administrative services. MML Advisers, formed in 2013, is a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”). Founded in 1851, MassMutual is a mutual life insurance company that provides a broad range of insurance, money management, retirement, and asset accumulation products and services for individuals and businesses. As of September 30, 2019, MML Advisers had assets under management of approximately $55.7 billion.
The Funds do not pay an investment management fee to MML Advisers.
A discussion regarding the basis for the Trustees approving any investment advisory contract of the Funds is available in the Funds’ annual reports to shareholders dated September 30, 2019.
Each Fund pays MML Advisers an administrative and shareholder services fee to compensate it for providing general administrative services to the Funds and for providing or causing to be provided ongoing shareholder servicing to direct and indirect investors in the Funds. MML Advisers pays substantially all of the fee to MassMutual in respect of shareholder servicing and investor recordkeeping services provided by it, or to another entity with which MassMutual has contracted. The fee is calculated and paid based on the average daily net assets attributable to each share class of the Fund separately, and is paid at the following annual rates: .10% for Class R5 shares; .15% for Service Class shares, Administrative Class shares, and Class A shares; and .20% for Class R4 shares and Class R3 shares. Class I shares do not pay any administrative and shareholder services fee.
As the investment adviser to the Funds, MML Advisers is responsible for furnishing a continuous investment program for the Funds, determining the Underlying Funds in which the Funds will invest from time to time, and the portions of their assets the Funds will invest in those Underlying Funds. MML Advisers places purchase and redemption orders for shares of the Underlying Funds on behalf of the Funds. These functions are performed by portfolio manager Frederick (Rick) Schulitz, CFA, CAIA. Mr. Schulitz, Head of Asset Allocation and a portfolio manager, joined MML Advisers in 2014. Mr. Schulitz is also Head of Asset Allocation at MassMutual, which he joined in 2006.
Subadviser and Portfolio Managers
MML Advisers contracts with J.P. Morgan to provide the glide path and tactical allocations for the MassMutual RetireSMART by JPMorgan Funds. Subject to the oversight of the Trustees, MML Advisers has the ultimate responsibility to oversee J.P. Morgan and recommend its hiring, termination, and replacement. This responsibility includes, but is not limited to, analysis and review of J.P. Morgan’s performance, as well as assistance in the identification and vetting of a new or replacement subadviser. In addition, MML Advisers maintains responsibility for a number of other important obligations, including, among other things, board reporting, assistance in the annual advisory contract renewal process, and, in general, the performance of all obligations not delegated to J.P. Morgan. MML Advisers also provides advice and recommendations to the Trustees, and performs such review and oversight functions as the Trustees may reasonably request, as to the continuing appropriateness of the investment objective, strategies, and policies of each Fund, valuations of portfolio securities, and other matters relating generally to the investment program of each Fund.
J.P. Morgan Investment Management Inc. (“J.P. Morgan”), located at 383 Madison Avenue, New York, New York 10179, provides the glide path and tactical allocations for the MassMutual RetireSMART by JPMorgan Funds.  J.P. Morgan is a wholly-owned subsidiary of JP Morgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JP Morgan Chase & Co., a bank holding company. As of September 30, 2019, J.P. Morgan and its affiliates had approximately $1.88 trillion in assets under management.
Anne Lester
is a portfolio manager of each MassMutual RetireSMART by JPMorgan Fund. Ms. Lester, Managing Director, joined J.P. Morgan in 1992 and is Head of Retirement Solutions.
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Daniel Oldroyd, CFA, CAIA
is a portfolio manager of each MassMutual RetireSMART by JPMorgan Fund. Mr. Oldroyd, Managing Director, joined J.P. Morgan in 2000 and is Head of Target Date Strategies.
Silvia Trillo
is a portfolio manager of each MassMutual RetireSMART by JPMorgan Fund. Ms. Trillo, Managing Director, joined J.P. Morgan in 2011.
The Funds’ SAI provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio managers, and each portfolio manager’s ownership of securities in the relevant Fund.
MML Advisers has received exemptive relief from the Securities and Exchange Commission (“SEC”) to permit it to change subadvisers or hire new subadvisers for a number of the series of the Trust from time to time without obtaining shareholder approval. (In the absence of that exemptive relief, shareholder approval might otherwise be required.) Several other mutual fund companies have received similar relief. MML Advisers believes having this authority is important, because it allows MML Advisers to remove and replace a subadviser in a quick, efficient, and cost-effective fashion when, for example, the subadviser’s performance is inadequate or the subadviser no longer is able to meet a Trust series’ investment objective and strategies. Pursuant to the exemptive relief, MML Advisers will provide to a Fund’s shareholders, within 90 days of the hiring of a new subadviser, an information statement describing the new subadviser. MML Advisers will not rely on this authority for any Fund unless the Fund’s shareholders have approved this arrangement. As of the date of this Prospectus, this exemptive relief is available to each Fund.
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About the Classes of Shares – I, R5, Service, Administrative, A, R4, and R3 Shares
Each Fund offers seven Classes of shares. The only differences among the various Classes are that (a) each Class is subject to different expenses specific to that Class, including any expenses under a Rule 12b-1 Plan and administrative and shareholder service expenses; (b) each Class has a different Class designation; (c) each Class has exclusive voting rights with respect to matters solely affecting such Class; and (d) each Class has different exchange privileges. Not all of the Classes of a Fund are available in every state.
Shares of all Classes, except Class I shares, are subject to an administrative and shareholder services fee described above under “Management of the Funds – Investment Adviser.” In addition, Class A, Class R3, and Class R4 shares are subject to servicing or distribution fees paid under a Rule 12b-1 Plan. Class A, Administrative Class, and Service Class shares are subject to an additional supplemental shareholder services fee, described under “Distribution Plan, Shareholder Servicing, and Payments to Intermediaries,” below. Different fees and expenses of a Class will affect performance of that Class. For actual past expenses of each share Class, see the “Financial Highlights” tables later in this Prospectus. Investors may receive different levels of service in connection with investments in different Classes of shares, and intermediaries may receive different levels of compensation in connection with each share Class. For additional information, call us toll free at 1-888-309-3539 or contact a sales representative or financial intermediary who offers the Classes.
Class I, Class R5, Service Class, and Administrative Class shares are offered primarily to institutional investors through institutional distribution channels, such as employer-sponsored retirement plans or through broker-dealers, financial institutions, or insurance companies. Class A, Class R4, and Class R3 shares are offered primarily through other distribution channels, such as broker-dealers or financial institutions. All Classes of shares are available for purchase by insurance company separate investment accounts, qualified plans under Section 401(a) of the Code, Code Section 403(b) plans, Code Section 457 plans, non-qualified deferred compensation plans, and other institutional investors.
Mutual funds and collective trust funds may purchase Class I, Class R5, and Service Class shares. Class A, Class R3, Class R4, and Class R5 shares may be purchased by voluntary employees’ beneficiary associations described in Code Section 501(c)(9). Class A shares of any Fund may be purchased by individual retirement accounts described in Code Section 408.
Class I and Class A shares may also be purchased by individual investors through a financial intermediary or through a product sponsored by a financial intermediary.
Additional Information.
A plan or institutional investor will be permitted to purchase shares of a class based upon the expected size (over time), servicing needs, or distribution or servicing costs for the plan or institutional investor as determined by MML Distributors, LLC (the “Distributor”) or MassMutual, as applicable. A financial intermediary may, by agreement with the Distributor or MassMutual, make available to its plan or institutional clients shares of one class or a limited number of classes of the Funds. An investor should consult its financial intermediary for information (including expense information) regarding the share class(es) the intermediary will make available for purchase by the investor.
Eligible purchasers must generally (except for certain individual investors and individual retirement accounts) have an agreement with MassMutual or a MassMutual affiliate to purchase shares. There is no minimum plan or institutional investor size to purchase Class A, Class R4, and Class R3 shares.
Class A shares may be offered to present or former officers, directors, trustees, and employees (and their spouses, parents, children, and siblings) of the Funds, MassMutual, and its affiliates and retirement plans established by them for their employees.

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Sales Charges by Class
Initial Sales Charges
Class A shares are sold at their offering price, which is normally NAV plus an initial sales charge. However, in some cases, as described below, purchases are not subject to an initial sales charge, and the offering price will be the NAV. In other cases, reduced sales charges may be available, as described below. Out of the amount you invest, the Fund receives the NAV to invest for your account.
The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor or allocated to your dealer as a concession. The Distributor reserves the right to reallow the entire sales charge as a concession to dealers. The current sales charge rates and concessions paid to dealers and brokers are as follows:
Front-End Sales Charge (As a Percentage of Offering Price)/Front-End Sales Charge (As a Percentage of Net Amount Invested)/Concession (As a Percentage of Offering Price) for Different Purchase Amounts:
Price Breakpoints	General Equity		General Taxable Bond		Shorter- Term Bond
Less than $25,000	5.50	%/	4.25	%/	2.50	%/
	5.82	%/	4.44	%/	2.56	%/
	4.50%		3.50%		2.00%
$25,000 – $49,999	5.25	%/	4.25	%/	2.25	%/
	5.54	%/	4.44	%/	2.30	%/
	4.25%		3.50%		1.75%
$50,000 – $99,999	4.50	%/	4.00	%/	2.00	%/
	4.71	%/	4.17	%/	2.04	%/
	3.50%		3.25%		1.50%
$100,000 – $249,999	3.50	%/	3.00	%/	1.75	%/
	3.63	%/	3.09	%/	1.78	%/
	2.50%		2.25%		1.25%
$250,000 – $499,999	2.25	%/	1.75	%/	1.25	%/
	2.30	%/	1.78	%/	1.27	%/
	1.75%		1.50%		0.75%
$500,000 – $999,999	1.75	%/	1.00	%/	0.75	%/
	1.78	%/	1.01	%/	0.76	%/
	1.10%		0.75%		0.50%
$1,000,000 or more	None/		None/		None/
	None/		None/		None/
	0.75%		0.50%		0.50%
A reduced sales charge may be obtained for Class A shares under the Funds’ “Rights of Accumulation” because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers, and brokers making such sales.
To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you can add together:
•
Current purchases of Class A shares of more than one Fund subject to an initial sales charge to reduce the sales charge rate that applies to current purchases of Class A shares; and

•
Class A shares of Funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold your investment in the previously purchased Funds.

The Distributor will add the value, at current offering price, of the Class A shares you previously purchased and currently own to the value of current purchases to determine the sales charge rate that applies. The reduced sales charge will apply only to current purchases. You must request the reduced sales charge when you buy Class A shares and inform your broker-dealer or other financial intermediary of Class A shares of any other Funds that you own. Information regarding reduced sales charges can be found on the MassMutual website at http://www.massmutual.com/funds.
Contingent Deferred Sales Charges
There is no initial sales charge on purchases of Class A shares of any one or more of the Funds aggregating $1 million or more. The Distributor pays dealers of record concessions in an amount equal to .75%, or .50% of purchases of  $1 million or more, as shown in the above table. The concession will not be paid on purchases of shares by exchange or that were previously subject to a front-end sales charge and dealer concession.
If you redeem any of those shares within a holding period of 18 months from the date of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds (unless you are eligible for a waiver of that sales charge based on the categories listed below and you advise the transfer agent, MassMutual, or another intermediary of your eligibility for the waiver when you place your redemption request).

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All contingent deferred sales charges will be based on the lesser of the NAV of the redeemed shares at the time of redemption or the original NAV. A contingent deferred sales charge is not imposed on:
•
the amount of your account value represented by an increase in NAV over the initial purchase price,

•
shares purchased by the reinvestment of dividends or capital gains distributions, or

•
shares redeemed in the special circumstances described below.

To determine whether a contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order:
1.
shares acquired by reinvestment of dividends and capital gains distributions, and

2.
shares held the longest.

Contingent deferred sales charges are not charged when you exchange shares of the Fund for shares of any other Fund. However, if you exchange them within the applicable contingent deferred sales charge holding period, the holding period will carry over to the Fund whose shares you acquire. Similarly, if you acquire shares of a Fund by exchanging shares of another Fund that are still subject to a contingent deferred sales charge holding period, that holding period will carry over to the acquired Fund.

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Sales Charge Waivers by Class
Waivers of Class A Initial Sales Charges
The Class A sales charges will be waived for shares purchased in the following types of transactions:
•
Purchases into insurance company separate investment accounts.

•
Purchases into Retirement Plans or other employee benefit plans.

•
Purchases of Class A shares aggregating $1 million or more of any one or more of the Funds.

•
Purchases into accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.

•
Purchases into accounts for which no sales concession is paid to any broker-dealer or other financial intermediary at the time of sale.

•
Shares sold to MassMutual or its affiliates.

•
Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with MassMutual or the Distributor for that purpose.

•
Shares issued in plans of reorganization to which the Fund is a party.

•
Shares sold to present or former officers, directors, trustees, or employees (and their “immediate families(1)”) of the Fund, MassMutual, and its affiliates.

•
Shares sold to a portfolio manager of the Fund.

Waivers of Class A Contingent Deferred Sales Charges
The Class A contingent deferred sales charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.
A.
Waivers for Redemptions in Certain Cases.

The Class A contingent deferred sales charges will be waived for redemptions of shares in the following cases:
•
Redemptions from insurance company separate investment accounts.

•
Redemptions from Retirement Plans or other employee benefit plans.

•
Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder, including a trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.
•
Redemptions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.

•
Redemptions from accounts for which no sales concession was paid to any broker-dealer or other financial intermediary at the time of sale.

•
Redemptions of Class A shares under an Automatic Withdrawal Plan from an account other than a Retirement Plan if the aggregate value of the redeemed shares does not exceed 10% of the account’s value annually.

•
In the case of an IRA, to make distributions required under a divorce or separation agreement described in Section 71(b) of the Code.

B.
Waivers for Shares Sold or Issued in Certain Transactions.

The contingent deferred sales charge is also waived on Class A shares sold or issued in the following cases:
•
Shares sold to MassMutual or its affiliates.

•
Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with MassMutual or the Distributor for that purpose.

•
Shares issued in plans of reorganization to which the Fund is a party.

•
Shares sold to present or former officers, directors, trustees, or employees (and their “immediate families(1)”) of the Fund, MassMutual, and its affiliates.

•
Shares sold to a present or former portfolio manager of the Fund.

(1)
The term “immediate family” refers to one’s spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling’s spouse, a spouse’s siblings, aunts, uncles, nieces, and nephews; relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.

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Distribution Plan, Shareholder Servicing, and Payments to Intermediaries
Shares of all classes of the Funds, other than Class A shares, are sold without a front-end sales charge, and none of the Funds’ shares are subject to a deferred sales charge. Class A shares are sold at NAV per share plus an initial sales charge.
Rule 12b-1 fees. The Funds have adopted a Rule 12b-1 Plan (the “Plan”) for their Class A, Class R3, and Class R4 shares. Under the Plan, a Fund may make payments at an annual rate of up to .25% of the average daily net assets attributable to its Class A shares and Class R4 shares, and up to .50% of the average daily net assets attributable to its Class R3 shares. The Plan is a compensation plan, under which the Funds make payments to the Distributor for the services it provides and for the expenses it bears in connection with the distribution of shares of those classes and for the servicing of shareholders of those classes. Because Rule 12b-1 fees are paid out of the Funds’ Class A, Class R3, and Class R4 assets on an ongoing basis, they will increase the cost of your investment and may cost you more than paying other types of sales loads. All shareholders of Class A, Class R3, and Class R4 shares share in the expense of Rule 12b-1 fees paid by those classes. A Fund may pay distribution fees and other amounts described in this Prospectus at a time when shares of that Fund are unavailable for purchase.
Shareholder servicing payments. MML Advisers pays all or a portion of the administrative and shareholder services fee it receives from each Fund, as described above under “Management of the Funds – Investment Adviser,” to MassMutual as compensation for, or reimbursement of expenses relating to, services provided to shareholders of the Funds. In addition, each Fund makes payments to MassMutual under a Supplemental Shareholder Services Agreement with respect to its Class A shares, Administrative Class shares, and Service Class shares, based on the average daily net assets attributable to the share classes, at an annual rate of  .15% for Class A shares and Administrative Class shares and .05% for Service Class shares.
Payments to Intermediaries
Payment for recordkeeping services provided by MassMutual. MassMutual provides recordkeeping services and other shareholder services to retirement plans and other employee benefit plans. Each plan agrees a level of service to be provided by MassMutual, and specifies the Funds and share classes of the Funds that will be offered to plan participants. Plans typically select the share classes with the intention of ensuring that MassMutual will receive a level of compensation, from the Rule 12b-1 fees and shareholder servicing payments made with respect to those share classes, sufficient to compensate MassMutual for the recordkeeping services the plans desire. All amounts retained by MassMutual from Rule 12b-1 fees and shareholder services fees paid by a Fund are intended as compensation to MassMutual for recordkeeping services provided by it.
Payments to other service providers. The Distributor and MassMutual may make payments to financial intermediaries for distribution and/or shareholder services provided by them. Financial intermediaries are firms that, for compensation, sell shares of mutual funds, including the Funds, and/or provide certain administrative and account maintenance services to mutual fund shareholders. Financial intermediaries may include, among others, brokers, financial planners or advisers, banks, and insurance companies. In some cases, a financial intermediary may hold its clients’ Fund shares in nominee or street name. Shareholder services provided by a financial intermediary may (though they will not necessarily) include, among other things: processing and mailing trade confirmations, periodic statements, prospectuses, annual reports, semiannual reports, shareholder notices, and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations.
The Distributor and MassMutual may retain a portion of the Rule 12b-1 payments and/or shareholder servicing payments received by them, or they may pay the full amount to intermediaries. Rule 12b-1 fees may be paid to financial intermediaries in advance for the first year after Class A, Class R4, and Class R3 shares are sold. After the first year, those fees will be paid on a quarterly basis.
The compensation paid to a financial intermediary is typically paid continually over time, during the period when the intermediary’s clients hold

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investments in the Funds. The amount of continuing compensation paid to different financial intermediaries for distribution and/or shareholder services varies. The compensation is typically a percentage of the value of the financial intermediary’s clients’ investments in the Funds or a per account fee. The variation in compensation may, but will not necessarily, reflect enhanced or additional services provided by the intermediary.
Additional information. The Distributor may directly, or through an affiliate, pay a sales concession of up to 1.00% of the purchase price of Service Class, Administrative Class, Class A, Class R4, and Class R3 shares to broker-dealers or other financial intermediaries at the time of sale. However, the total amount paid to broker-dealers or other financial intermediaries at the time of sale, including any advance of Rule 12b-1 service fees or shareholder services fees, may not be more than 1.00% of the purchase price.
In addition to the various payments described above, MML Advisers in its discretion may directly, or through an affiliate, pay up to .35% of the amount invested to MassMutual or other intermediaries who provide services on behalf of Class I, Class R5, Service Class, Administrative Class, Class A, Class R4, and Class R3 shares. This compensation is paid by MML Advisers from its own assets. The payments on account of Class I, Class R5, Service Class, Administrative Class, Class A, Class R4, and Class R3 shares will be based on criteria established by MML Advisers. In the event that amounts paid by the Funds to MML Advisers as administrative or management fees are deemed indirect financing of distribution or servicing costs for Class I, Class R5, Service Class, or Administrative Class shares, the Funds have adopted a Rule 12b-1 Plan authorizing such payments. No additional fees are paid by the Funds under this plan. Annual compensation paid on account of Class I, Class R5, Service Class, Administrative Class, Class A, Class R4, and Class R3 shares will be paid quarterly, in arrears.
The Distributor, MML Advisers, or MassMutual may also directly, or through an affiliate, make payments, out of its own assets, to intermediaries, including broker-dealers, insurance agents, and other service providers, that relate to the sale of shares of the Funds or certain of MassMutual’s variable annuity contracts for which the Funds are underlying investment options. This compensation may take the form of:
•
Payments to administrative service providers that provide enrollment, recordkeeping, and other services to pension plans;

•
Cash and non-cash benefits, such as bonuses and allowances or prizes and awards, for certain broker-dealers, administrative service providers, and MassMutual insurance agents;

•
Payments to intermediaries for, among other things, training of sales personnel, conference support, marketing, or other services provided to promote awareness of MassMutual’s products;

•
Payments to broker-dealers and other intermediaries that enter into agreements providing the Distributor with access to representatives of those firms or with other marketing or administrative services; and

•
Payments under agreements with MassMutual not directly related to the sale of specific variable annuity contracts or the Funds, such as educational seminars and training or pricing services.

In some instances, compensation may be made available only to certain financial intermediaries whose representatives have sold or are expected to sell significant amounts of shares. Dealers may not use sales of the Funds’ shares to qualify for this compensation to the extent prohibited by the laws or rules of any state or any self-regulatory agency, such as the Financial Industry Regulatory Authority.
These compensation arrangements are not offered to all intermediaries and the terms of the arrangements may differ among intermediaries. These arrangements may provide an intermediary with an incentive to recommend one mutual fund over another, one share class over another, or one insurance or annuity contract over another. You may want to take these compensation arrangements into account when evaluating any recommendations regarding the Funds or any contract using the Funds as investment options. You may contact your intermediary to find out more information about the compensation they may receive in connection with your investment.

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Buying, Redeeming, and Exchanging Shares
The Funds sell their shares at a price equal to their NAV plus any initial sales charge that applies (see “Determining Net Asset Value” below). The Funds have authorized one or more broker-dealers or other intermediaries to receive purchase orders on their behalf. Such broker-dealers or other intermediaries may themselves designate other intermediaries to receive purchase orders on the Funds’ behalf. Your purchase order will be priced at the next NAV calculated after your order is received in good order by the transfer agent, MML Advisers, such a broker-dealer, or another intermediary authorized for this purpose. If you purchase shares through a broker-dealer or other intermediary, then, in order for your purchase to be based on a Fund’s next determined NAV, the broker-dealer or other intermediary must receive your request before the close of regular trading on the NYSE (normally, 4:00 p.m. Eastern time), and the broker-dealer or other intermediary must subsequently communicate the request properly to the Funds. Shares purchased through a broker-dealer or other intermediary may be subject to transaction and/or other fees. The Funds will suspend selling their shares during any period when the determination of NAV is suspended. The Funds can reject any purchase order and can suspend purchases if they believe it is in their best interest.
The Funds have authorized one or more broker-dealers or other intermediaries to receive redemption requests on their behalf. Such broker-dealers or other intermediaries may themselves designate other intermediaries to receive redemption requests on the Funds’ behalf. The Funds redeem their shares at their next NAV computed after your redemption request is received by the transfer agent, MML Advisers, such a broker-dealer, or another intermediary. If you redeem shares through a broker-dealer or other intermediary, then, in order for your redemption price to be based on a Fund’s next determined NAV, the broker-dealer or other intermediary must receive your request before the close of regular trading on the NYSE, and the broker-dealer or other intermediary must subsequently communicate the request properly to the Funds. Shares redeemed through a broker-dealer or other intermediary may be subject to transaction and/or other fees. You will usually receive payment for your shares within seven days after your redemption request is received in good order. If, however, you request redemption of shares recently purchased by check, you may not receive payment until the check has been collected, which may take up to 15 days from time of purchase. Under unusual circumstances, the Funds can also suspend or postpone payment, when permitted by applicable law and regulations. The Funds’ transfer agent may temporarily delay for more than seven days the disbursement of redemption proceeds from the Fund account of a “Specified Adult” (as defined in Financial Industry Regulatory Authority Rule 2165) based on a reasonable belief that financial exploitation of the Specified Adult has occurred, is occurring, has been attempted, or will be attempted, subject to certain conditions. Under normal circumstances, each Fund expects to meet redemption requests by using cash or cash equivalents in its portfolio and/or selling portfolio assets to generate cash. Under stressed market conditions, a Fund may pay redemption proceeds using cash obtained through borrowing arrangements that may be available from time to time. To the extent consistent with applicable laws and regulations, the Funds reserve the right to satisfy all or a portion of a redemption request by distributing securities or other property in lieu of cash (“in-kind” redemptions), under both normal and stressed market conditions. Some Funds may be limited in their ability to use assets other than cash to meet redemption requests due to restrictions on ownership of their portfolio assets. The securities distributed in an in-kind redemption will be valued in the same manner as they are valued for purposes of computing the Fund’s NAV. These securities are subject to market risk until they are sold and may increase or decrease in value prior to converting them into cash. You may incur brokerage and other transaction costs, and could incur a taxable gain or loss for income tax purposes when converting the securities to cash.
Risk of Substantial Redemptions. If substantial numbers of shares in a Fund were to be redeemed at the same time or at approximately the same time, the Fund might be required to liquidate a significant portion of its investment portfolio quickly to meet the redemptions. A Fund might be forced to sell portfolio securities at prices or at times when it would otherwise not have sold them, resulting in a reduction in the Fund’s NAV; in addition, a substantial reduction in the size of a

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Fund may make it difficult for the investment adviser or subadviser to execute its investment program successfully for the Fund for a period following the redemptions. Similarly, the prices of the portfolio securities of a Fund might be adversely affected if one or more other investment accounts managed by the investment adviser or subadviser in an investment style similar to that of the Fund were to experience substantial redemptions and those accounts were required to sell portfolio securities quickly or at an inopportune time.
Exchanges
Generally, you can exchange shares of one Fund for the same class of shares of another series of the Trust or the MassMutual Premier Funds. An exchange is treated as a sale of shares in one series and a purchase of shares in another series at the NAV next determined after the exchange request is received and accepted by the transfer agent, MML Advisers, a broker-dealer, or another intermediary authorized for this purpose. You can only exchange into shares of another series if you meet any qualification requirements of the series into which you seek to exchange (for example, shares of some series are not available to purchasers through certain investment channels, and some may be available only to certain types of shareholders). In addition, in limited circumstances, for certain series the share class available for exchange may not be the same share class as the series from which you are exchanging. Exchange requests involving a purchase into any series, however, will not be accepted if you have already made a purchase followed by a redemption involving the same series within the last 60 days. This restriction does not apply to rebalancing trades executed by any of the MassMutual RetireSMART by JPMorgan Funds, MassMutual Select T. Rowe Price Retirement Funds, and MassMutual Select Allocation Funds. This restriction also does not apply to exchanges made pursuant to certain asset allocation programs, systematic exchange programs, and dividend exchange programs. If you place an order to exchange shares of one series for another through a broker-dealer or other intermediary then, in order for your exchange to be effected based on the series’ next determined NAVs, the broker-dealer or other intermediary must receive your request before the close of regular trading on the NYSE, and the broker- dealer or other intermediary must subsequently communicate the request properly to the Trust or the MassMutual Premier Funds.
Your right to exchange shares is subject to applicable regulatory requirements or contractual obligations. The Funds may limit, restrict, or refuse exchange purchases, if, in the opinion of MML Advisers:
•
you have engaged in excessive trading;

•
a Fund receives or expects simultaneous orders affecting significant portions of the Fund’s assets;

•
a pattern of exchanges occurs which coincides with a market timing strategy; or

•
the Fund would be unable to invest the funds effectively based on its investment objectives and policies or if the Fund would be adversely affected.

The Funds reserve the right to modify or terminate the exchange privilege as described above on 60 days written notice.
The Funds do not accept purchase, redemption, or exchange orders or compute their NAVs on days when the NYSE is closed. This includes: weekends, Good Friday, and all federal holidays other than Columbus Day and Veterans Day. Certain foreign markets may be open on days when the Funds do not accept orders or price their shares. As a result, the NAV of a Fund’s shares may change on days when you will not be able to buy or sell shares.
How to Invest
When you buy shares of a Fund through an agreement with MML Advisers, your agreement will describe how you need to submit buy, sell, and exchange orders. Purchase orders must be accompanied by sufficient funds. You can pay by check or Federal Funds wire transfer. You must submit any buy, sell, or exchange orders in “good order” as described in your agreement.

Cost Basis Reporting
In the case of individuals holding shares in a Fund directly, upon the redemption or exchange of shares in a Fund, the Fund or, if a shareholder purchased shares through a financial intermediary, the financial intermediary generally will be required to provide the shareholder and the Internal Revenue Service (“IRS”) with cost basis and certain other related tax information about the

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Fund shares redeemed or exchanged. Please contact the Funds by calling 1-888-309-3539 or consult your financial intermediary, as appropriate, for more information regarding available methods for cost basis reporting and how to select or change a particular method. Please consult your tax adviser to determine which available cost basis method is best for you.

Frequent Trading Policies
Purchases and exchanges of shares of the Funds should be made for investment purposes only. The Funds discourage, and do not accommodate, excessive trading and/or market timing activity. Excessive trading and/or market timing activity involving the Funds can disrupt the management of the Funds. These disruptions, in turn, can result in increased expenses and can have an adverse effect on Fund performance.
The Trustees, on behalf of the Funds, have approved the policies and procedures adopted by MML Advisers to help identify those individuals or entities MML Advisers determines may be engaging in excessive trading and/or market timing activities. MML Advisers monitors trading activity to uniformly enforce its procedures. However, those who engage in such activities may employ a variety of techniques to avoid detection. Therefore, despite MML Advisers’ efforts to prevent excessive trading and/or market timing trading activities, there can be no assurance that MML Advisers will be able to identify all those who trade excessively or employ a market timing strategy and curtail their trading in every instance.
The monitoring process involves scrutinizing transactions in fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Trading activity identified by either, or a combination, of these factors, or as a result of any other information actually available at the time, will be evaluated to determine whether such activity might constitute excessive trading and/or market timing activity. When trading activity is determined by a Fund or MML Advisers, in their sole discretion, to be excessive in nature, certain account-related privileges, such as the ability to place purchase, redemption, and exchange orders over the internet, may be suspended for such account.
Omnibus Account Limitations. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple investors, are a common form of holding shares among retirement plans and other financial intermediaries such as broker-dealers, advisers, and third-party administrators. Not all omnibus accounts apply the policies and procedures adopted by the Funds and MML Advisers. Some omnibus accounts, including accounts traded on certain of MassMutual’s retirement platforms, may have different or less restrictive policies and procedures regarding frequent trading, or no trading restrictions at all. If you hold your Fund shares through an omnibus account, including accounts traded on certain of MassMutual’s retirement platforms, that financial intermediary may impose its own restrictions or limitations to discourage excessive trading and/or market timing activity. You should consult your financial intermediary to find out what trading restrictions, including limitations on exchanges, may apply. The Funds’ ability to identify and deter excessive trading and/or market timing activities through omnibus accounts is limited, and the Funds’ success in accomplishing the objectives of the policies concerning frequent trading of Fund shares in this context depends significantly upon the cooperation of the financial intermediaries. Because the Funds receive these orders on an aggregated basis and because the omnibus accounts may trade with numerous fund families with differing frequent trading policies, the Funds are limited in their ability to identify or deter those individuals or entities that may be engaging in excessive trading and/or market timing activities. While the Funds and MML Advisers encourage those financial intermediaries to apply the Funds’ policies to their customers who invest indirectly in the Funds, the Funds and MML Advisers may need to rely on those intermediaries to monitor trading in good faith in accordance with its or the Funds’ policies, since individual trades in omnibus accounts are often not disclosed to the Funds. While the Funds will generally monitor trading activity at the omnibus account level to attempt to identify excessive trading and/or market timing activity, reliance on intermediaries increases the risk that excessive trading and/or market timing activity may go undetected. If evidence of possible excessive trading and/or market timing activity is observed by the Funds, the financial intermediary that is the registered owner will be asked to review the account activity, and to confirm to the Funds that appropriate

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action has been taken to limit any excessive trading and/or market timing activity.
Determining Net Asset Value
The NAV of each Fund’s shares is determined once daily as of the close of regular trading on the NYSE, on each Business Day. A “Business Day” is every day the NYSE is open. The NYSE normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days. If the NYSE is scheduled to close early, the Business Day will be considered to end as of the time of the NYSE’s scheduled close. A Fund will not treat an intraday disruption in NYSE trading or other event that causes an unscheduled closing of the NYSE as a close of business of the NYSE for these purposes and will instead fair value securities in accordance with procedures approved annually by the Trustees, and under the general oversight of the Trustees. The NYSE currently is not open for trading on New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Each Fund calculates the NAV of each of its classes of shares by dividing the total value of the assets attributable to that class, less the liabilities attributable to that class, by the number of shares of that class that are outstanding. On holidays and other days when the NYSE is closed, each Fund’s NAV generally is not calculated and the Funds do not anticipate accepting buy or sell orders. However, the value of each Fund’s assets may still be affected on such days to the extent that an Underlying Fund holds foreign securities that trade on days that foreign securities markets are open.
The NAV of each Fund is based upon the NAVs of its corresponding Underlying Funds. Shares of the Underlying Funds are valued at their closing NAVs as reported on each Business Day.
Certain Underlying Funds may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the values of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next Business Day.
The prospectuses and SAIs for the Underlying Funds explain the valuation methods for the Underlying Funds, including the circumstances under which the Underlying Funds may use fair value pricing and the effects of doing so. Such prospectuses and SAIs are available on the SEC EDGAR database on its Internet site at http://www.sec.gov.

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Taxation and Distributions
Each Fund intends to qualify each year for treatment as a regulated investment company under Subchapter M of the Code. As a regulated investment company, a Fund will not be subject to Federal income taxes on its ordinary income and net realized capital gains that are distributed in a timely manner to its shareholders. A Fund’s failure to qualify as a regulated investment company would result in corporate level taxation, and consequently, a reduction in income available for distribution to shareholders. In addition, a Fund that fails to distribute at least 98% of its ordinary income for a calendar year plus 98.2% of its capital gain net income recognized during the one-year period ending October 31 plus any retained amount from the prior year generally will be subject to a non-deductible 4% excise tax on the undistributed amount.
Certain investors, including most tax-advantaged plan investors, may be eligible for preferential Federal income tax treatment on distributions received from a Fund and dispositions of Fund shares. This Prospectus does not attempt to describe such preferential tax treatment. Any prospective investor that is a trust or other entity eligible for special tax treatment under the Code that is considering purchasing shares of a Fund, including either directly or in connection with a life insurance company separate investment account, should consult its tax advisers about the Federal, state, local, and foreign tax consequences particular to it, as should persons considering whether to have amounts held for their benefit by such trusts or other entities in shares of a Fund.
Investors are generally subject to Federal income taxes on distributions received in respect of their shares. Distributions are taxed to investors in the manner described herein whether distributed in cash or additional shares. Taxes on distributions of capital gains are determined by how long a Fund or Underlying Fund owned (or is deemed to have owned) the investments that generated them, rather than by how long the shareholder held the shares. Distributions of a Fund’s ordinary income and short-term capital gains (i.e., gains from capital assets held for one year or less) are taxable to a shareholder as ordinary income. Certain dividends may be eligible for the dividends-received deduction for corporate shareholders to the extent they are reported as such. Dividends properly reported as capital gain dividends (relating to gains from the sale of capital assets held by a Fund or an Underlying Fund for more than one year) are taxable in the hands of an investor as long-term gain includible in net capital gain and taxed to individuals at reduced rates. Distributions of investment income reported by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided that holding period and other requirements are met at both the shareholder and Fund level. Distributions from REITs generally do not qualify as qualified dividend income.
The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts, and estates to the extent their income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends paid by a Fund, including any capital gain dividends, and net capital gains recognized on the sale, redemption, exchange, or other taxable disposition of shares of a Fund. Shareholders are advised to consult their tax advisers regarding the possible implications of this additional tax on their investment in a Fund.
The nature of each Fund’s distributions will be affected by its investment strategies and those of the Underlying Funds in which it invests. A Fund that invests primarily in Underlying Funds whose investment return consists largely of interest, dividends, and capital gains from short-term holdings will distribute largely ordinary income. A Fund whose return comes largely from its sale or the sale by Underlying Funds of long-term holdings will distribute largely capital gain dividends. Distributions are taxable to a shareholder even though they are paid from income or gains earned by a Fund prior to the shareholder’s investment and thus were included in the price paid by the shareholder for his or her shares.
Each Fund intends to pay out as dividends substantially all of its net investment income (which comes from dividends and any interest it receives from its investments). Each Fund also intends to distribute substantially all of its net realized long- and short-term capital gains, if any, after giving effect to any available capital loss carryforwards. For each Fund, distributions, if

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any, are declared and paid at least annually. Distributions may be taken either in cash or in additional shares of the respective Fund at the Fund’s NAV on the first Business Day after the record date for the distribution, at the option of the shareholder. A shareholder that itself qualifies as a regulated investment company is permitted to report a portion of its distributions as “qualified dividend income,” provided certain requirements are met.
Any gain resulting from an exchange or redemption of an investor’s shares in a Fund will generally be subject to tax as long-term or short-term capital gain. A loss incurred with respect to shares of a Fund held for six months or less will be treated as a long-term capital loss to the extent of long-term capital gains dividends received with respect to such shares.
A Fund’s investments in Underlying Funds can cause the tax treatment of the Fund’s gains, losses, and distributions to differ from the tax treatment that would apply if either the Fund invested directly in the types of securities held by the Underlying Funds or the Fund’s shareholders invested directly in the Underlying Funds. As a result, investors may receive taxable distributions earlier and recognize higher amounts of capital gain or ordinary income than they otherwise would.
An Underlying Fund’s investments in foreign securities may be subject to foreign withholding or other taxes. In that case, the Underlying Fund’s yield on those securities would be decreased. A Fund may be able to elect to “pass through” to its shareholders foreign income taxes paid by certain Underlying Funds. If a Fund so elects, a shareholder of the Fund must include its share of those taxes in gross income as a distribution from the Fund and the shareholder will be allowed to claim a credit (or a deduction, if the shareholder itemizes deductions) for such amounts on its federal tax return subject to certain limitations. Shareholders that are not subject to U.S. federal income tax, and those who invest in a Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by a Fund. A shareholder that itself qualifies for treatment as a regulated investment company and that qualifies as a “qualified fund of funds” may elect to pass through to its shareholders a tax credit or deduction passed through by a Fund.
In addition, a Fund’s or Underlying Fund’s investments in foreign securities, fixed income securities, derivatives, or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing, amount, or character of the Fund’s distributions. Certain of a Fund’s or Underlying Fund’s investments, including certain debt instruments, could cause the Fund or Underlying Fund to recognize taxable income in excess of the cash generated by such investments; a Fund or Underlying Fund could be required to sell other investments, including when not otherwise advantageous to do so, in order to make required distributions.
Distributions by a Fund to shareholders that are not “United States persons” within the meaning of the Code (“foreign persons”) properly reported by the Fund as (i) capital gain dividends, (ii) “interest-related dividends” (i.e., U.S.-source interest income that, in general, would not be subject to U.S. federal income tax if earned directly by an individual foreign person), and (iii) “short-term capital gain dividends” (i.e., net short-term capital gains in excess of net long-term capital losses), in each case to the extent such distributions were properly reported as such by the Fund generally are not subject to withholding of U.S. federal income tax. Distributions by a Fund to foreign persons other than capital gain dividends, interest-related dividends, and short-term capital gain dividends generally are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). Foreign persons should refer to the SAI for further information, and should consult their tax advisors as to the tax consequences to them of owning Fund shares.
The discussion above is very general. Shareholders should consult their tax advisers for more information about the effect that an investment in a Fund could have on their own tax situations, including possible federal, state, local, and foreign taxes. Also, as noted above, this discussion does not apply to Fund shares held through tax-advantaged retirement plans.

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Financial Highlights

The financial highlights tables are intended to help you understand the Funds’ financial performance for the past 5 years (or shorter periods for newer Funds). Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose reports, along with each Fund’s financial statements, are included in the Trust’s Annual Reports and are incorporated by reference into the SAI, and are available on request.

MASSMUTUAL RETIRESMART CONSERVATIVE FUND

		Income (loss) from investment operations				Less distributions to shareholders							Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]		Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Tax return of capital	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/19	$10.02	$0.27		$0.37	$0.64	$(0.32)	$(0.19)	$-	$(0.51)	$10.15	6.95%		$12,197	0.12%		0.02%		2.78%
9/30/18	10.04	0.23		0.04	0.27	(0.29)	-	-	(0.29)	10.02	2.71%		8,431	0.12%		0.02%		2.27%
9/30/17	9.72	0.09		0.46	0.55	(0.22)	-	(0.01)	(0.23)	10.04	5.86%		6,399	0.12%		0.03%		0.88%
9/30/16	9.40	0.23		0.38	0.61	(0.26)	(0.03)	-	(0.29)	9.72	6.66%		288	0.13%		0.02%		2.46%
9/30/15[i]	9.73	0.02		(0.21)	(0.19)	-	(0.14)	-	(0.14)	9.40	(2.01%	)[b]	170	0.12%	[a]	0.02%	[a]	0.24%	[a]
12/31/14[h]	10.19	0.34		(0.07)	0.27	(0.29)	(0.44)	-	(0.73)	9.73	2.62%	[b]	204	0.09%	[a]	0.02%	[a]	4.32%	[a]
Class R5
9/30/19	$10.01	$0.29		$0.34	$0.63	$(0.31)	$(0.19)	$-	$(0.50)	$10.14	6.83%		$6,919	0.22%		0.12%		2.96%
9/30/18	10.02	0.34		(0.07)	0.27	(0.28)	-	-	(0.28)	10.01	2.72%		7,023	0.22%		0.13%		3.45%
9/30/17	9.70	0.17		0.37	0.54	(0.21)	-	(0.01)	(0.22)	10.02	5.77%		11,556	0.22%		0.13%		1.76%
9/30/16	9.39	0.23		0.36	0.59	(0.25)	(0.03)	-	(0.28)	9.70	6.49%		9,490	0.23%		0.12%		2.43%
9/30/15[i]	9.73	0.01		(0.21)	(0.20)	-	(0.14)	-	(0.14)	9.39	(2.11%	)[b]	4,154	0.22%	[a]	0.12%	[a]	0.15%	[a]
12/31/14	10.03	0.25		0.17	0.42	(0.28)	(0.44)	-	(0.72)	9.73	4.15%		3,921	0.18%		0.13%		2.44%
Service Class
9/30/19	$10.01	$0.27		$0.34	$0.61	$(0.30)	$(0.19)	$-	$(0.49)	$10.13	6.62%		$9,225	0.32%		0.22%		2.74%
9/30/18	10.02	0.23		0.03	0.26	(0.27)	-	-	(0.27)	10.01	2.61%		7,882	0.32%		0.22%		2.27%
9/30/17	9.69	0.17		0.37	0.54	(0.20)	-	(0.01)	(0.21)	10.02	5.72%		7,138	0.32%		0.23%		1.80%
9/30/16	9.37	0.28		0.30	0.58	(0.23)	(0.03)	-	(0.26)	9.69	6.39%		8,032	0.33%		0.22%		3.03%
9/30/15[i]	9.72	0.00	[d]	(0.21)	(0.21)	-	(0.14)	-	(0.14)	9.37	(2.22%	)[b]	19,160	0.32%	[a]	0.22%	[a]	0.04%	[a]
12/31/14	10.03	0.29		0.12	0.41	(0.28)	(0.44)	-	(0.72)	9.72	3.99%		21,586	0.27%		0.21%		2.84%
Administrative Class
9/30/19	$10.01	$0.28		$0.33	$0.61	$(0.29)	$(0.19)	$-	$(0.48)	$10.14	6.57%		$32,206	0.42%		0.32%		2.87%
9/30/18	10.02	0.27		(0.02)	0.25	(0.26)	-	-	(0.26)	10.01	2.50%		39,271	0.42%		0.33%		2.72%
9/30/17	9.70	0.16		0.36	0.52	(0.19)	-	(0.01)	(0.20)	10.02	5.53%		52,556	0.42%		0.33%		1.64%
9/30/16	9.38	0.22		0.36	0.58	(0.23)	(0.03)	-	(0.26)	9.70	6.33%		53,140	0.43%		0.32%		2.39%
9/30/15[i]	9.73	(0.00)[d]		(0.21)	(0.21)	-	(0.14)	-	(0.14)	9.38	(2.21%	)[b]	62,204	0.42%	[a]	0.32%	[a]	(0.05%	)[a]
12/31/14	10.04	0.22		0.17	0.39	(0.26)	(0.44)	-	(0.70)	9.73	3.87%		62,351	0.36%		0.31%		2.19%
Class A
9/30/19	$10.05	$0.25		$0.34	$0.59	$(0.26)	$(0.19)	$-	$(0.45)	$10.19	6.34%		$25,898	0.67%		0.57%		2.59%
9/30/18	10.05	0.23		0.00 [d]	0.23	(0.23)	-	-	(0.23)	10.05	2.30%		27,681	0.67%		0.58%		2.25%
9/30/17	9.68	0.15		0.35	0.50	(0.12)	-	(0.01)	(0.13)	10.05	5.29%		32,580	0.67%		0.58%		1.50%
9/30/16	9.36	0.24		0.31	0.55	(0.20)	(0.03)	-	(0.23)	9.68	6.03%		39,639	0.68%		0.57%		2.56%
9/30/15[i]	9.74	(0.02)		(0.22)	(0.24)	-	(0.14)	-	(0.14)	9.36	(2.52%	)[b]	113,693	0.67%	[a]	0.57%	[a]	(0.31%	)[a]
12/31/14	10.04	0.19		0.19	0.38	(0.24)	(0.44)	-	(0.68)	9.74	3.69%		125,410	0.61%		0.56%		1.83%
Class R4
9/30/19	$9.92	$0.24		$0.35	$0.59	$(0.28)	$(0.19)	$-	$(0.47)	$10.04	6.42%		$124,050	0.57%		0.47%		2.47%
9/30/18	9.94	0.22		0.01	0.23	(0.25)	-	-	(0.25)	9.92	2.31%		106,763	0.57%		0.48%		2.24%
9/30/17	9.64	0.13		0.38	0.51	(0.20)	-	(0.01)	(0.21)	9.94	5.41%		98,559	0.57%		0.48%		1.37%
9/30/16	9.36	0.00	[d]	0.56	0.56	(0.25)	(0.03)	-	(0.28)	9.64	6.13%		81,328	0.58%		0.47%		0.05%
9/30/15[i]	9.72	0.00	[d]	(0.22)	(0.22)	-	(0.14)	-	(0.14)	9.36	(2.32%	)[b]	1,496	0.57%	[a]	0.47%	[a]	0.04%	[a]
12/31/14[h]	10.18	0.21		0.03	0.24	(0.26)	(0.44)	-	(0.70)	9.72	2.29%	[b]	102	0.54%	[a]	0.47%	[a]	2.76%	[a]
Class R3
9/30/19	$9.89	$0.22		$0.34	$0.56	$(0.25)	$(0.19)	$-	$(0.44)	$10.01	6.15%		$7,102	0.82%		0.72%		2.30%
9/30/18	9.91	0.20		0.01	0.21	(0.23)	-	-	(0.23)	9.89	2.10%		7,635	0.82%		0.73%		2.03%
9/30/17	9.61	0.10		0.38	0.48	(0.17)	-	(0.01)	(0.18)	9.91	5.13%		7,538	0.82%		0.73%		1.00%
9/30/16	9.33	0.09		0.45	0.54	(0.23)	(0.03)	-	(0.26)	9.61	5.96%		5,155	0.83%		0.72%		1.00%
9/30/15[i]	9.72	(0.02)		(0.23)	(0.25)	-	(0.14)	-	(0.14)	9.33	(2.63%	)[b]	1,302	0.82%	[a]	0.72%	[a]	(0.23%	)[a]
12/31/14[h]	10.18	0.19		0.03	0.22	(0.24)	(0.44)	-	(0.68)	9.72	2.10%	[b]	102	0.79%	[a]	0.72%	[a]	2.51%	[a]

	Year ended September 30				Period ended September 30, 2015[b]	Year ended December 31, 2014
	2019	2018	2017	2016
Portfolio turnover rate	39%	62%	39%	69%	27%	31%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

MASSMUTUAL RETIRESMART MODERATE FUND

		Income (loss) from investment operations				Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]		Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/19	$10.58	$0.21		$0.13	$0.34	$(0.31)	$(0.68)	$(0.99)	$9.93	4.69%		$28,843	0.10%		0.04%		2.13%
9/30/18	10.31	0.16		0.47	0.63	(0.34)	(0.02)	(0.36)	10.58	6.21%		12,666	0.09%		0.05%		1.50%
9/30/17	9.53	0.04		0.96	1.00	(0.22)	-	(0.22)	10.31	10.72%		7,078	0.08%		0.07%		0.40%
9/30/16	9.14	0.45		0.28	0.73	(0.23)	(0.11)	(0.34)	9.53	8.18%		198	0.08%		0.04%		4.89%
9/30/15[i]	9.79	0.02		(0.39)	(0.37)	-	(0.28)	(0.28)	9.14	(3.85%	)[b]	642	0.07%	[a]	0.04%	[a]	0.30%	[a]
12/31/14[h]	10.76	0.42		(0.12)	0.30	(0.31)	(0.96)	(1.27)	9.79	2.65%	[b]	725	0.06%	[a]	0.04%	[a]	5.19%	[a]
Class R5
9/30/19	$10.57	$0.28		$0.06	$0.34	$(0.29)	$(0.68)	$(0.97)	$9.94	4.76%		$9,972	0.20%		0.14%		2.88%
9/30/18	10.31	0.29		0.32	0.61	(0.33)	(0.02)	(0.35)	10.57	6.01%		25,611	0.19%		0.15%		2.78%
9/30/17	9.53	0.15		0.84	0.99	(0.21)	-	(0.21)	10.31	10.62%		41,947	0.18%		0.16%		1.52%
9/30/16	9.13	0.20		0.53	0.73	(0.22)	(0.11)	(0.33)	9.53	8.21%		39,100	0.18%		0.14%		2.16%
9/30/15[i]	9.79	0.01		(0.39)	(0.38)	-	(0.28)	(0.28)	9.13	(3.95%	)[b]	21,120	0.17%	[a]	0.14%	[a]	0.19%	[a]
12/31/14	10.61	0.26		0.18	0.44	(0.30)	(0.96)	(1.26)	9.79	4.01%		24,005	0.16%		0.15%		2.38%
Service Class
9/30/19	$10.62	$0.23		$0.10	$0.33	$(0.29)	$(0.68)	$(0.97)	$9.98	4.53%		$11,427	0.30%		0.24%		2.35%
9/30/18	10.35	0.10		0.51	0.61	(0.32)	(0.02)	(0.34)	10.62	5.97%		11,330	0.29%		0.25%		0.96%
9/30/17	9.55	0.17		0.82	0.99	(0.19)	-	(0.19)	10.35	10.53%		4,509	0.28%		0.26%		1.77%
9/30/16	9.14	0.25		0.46	0.71	(0.19)	(0.11)	(0.30)	9.55	7.98%		5,623	0.28%		0.24%		2.76%
9/30/15[i]	9.81	0.01		(0.40)	(0.39)	-	(0.28)	(0.28)	9.14	(4.05%	)[b]	36,457	0.27%	[a]	0.24%	[a]	0.09%	[a]
12/31/14	10.62	0.24		0.19	0.43	(0.28)	(0.96)	(1.24)	9.81	4.01%		49,324	0.25%		0.23%		2.24%
Administrative Class
9/30/19	$10.59	$0.23		$0.09	$0.32	$(0.27)	$(0.68)	$(0.95)	$9.96	4.50%		$70,893	0.40%		0.34%		2.40%
9/30/18	10.32	0.23		0.37	0.60	(0.31)	(0.02)	(0.33)	10.59	5.86%		87,160	0.39%		0.35%		2.18%
9/30/17	9.54	0.12		0.85	0.97	(0.19)	-	(0.19)	10.32	10.36%		98,641	0.38%		0.36%		1.26%
9/30/16	9.14	0.20		0.51	0.71	(0.20)	(0.11)	(0.31)	9.54	7.92%		105,186	0.38%		0.34%		2.22%
9/30/15[i]	9.82	0.00	[d]	(0.40)	(0.40)	-	(0.28)	(0.28)	9.14	(4.15%	)[b]	128,868	0.37%	[a]	0.34%	[a]	0.01%	[a]
12/31/14	10.63	0.20		0.22	0.42	(0.27)	(0.96)	(1.23)	9.82	3.89%		138,574	0.34%		0.33%		1.83%
Class A
9/30/19	$10.61	$0.21		$0.09	$0.30	$(0.24)	$(0.68)	$(0.92)	$9.99	4.24%		$81,959	0.65%		0.59%		2.13%
9/30/18	10.34	0.20		0.37	0.57	(0.28)	(0.02)	(0.30)	10.61	5.56%		91,459	0.64%		0.60%		1.90%
9/30/17	9.54	0.11		0.85	0.96	(0.16)	-	(0.16)	10.34	10.22%		115,392	0.63%		0.61%		1.18%
9/30/16	9.14	0.17		0.51	0.68	(0.17)	(0.11)	(0.28)	9.54	7.59%		138,758	0.63%		0.59%		1.85%
9/30/15[i]	9.84	(0.02)		(0.40)	(0.42)	-	(0.28)	(0.28)	9.14	(4.34%	)[b]	165,092	0.62%	[a]	0.59%	[a]	(0.26%	)[a]
12/31/14	10.65	0.17		0.22	0.39	(0.24)	(0.96)	(1.20)	9.84	3.62%		199,865	0.59%		0.58%		1.53%
Class R4
9/30/19	$10.53	$0.19		$0.10	$0.29	$(0.26)	$(0.68)	$(0.94)	$9.88	4.19%		$40,232	0.55%		0.49%		2.02%
9/30/18	10.26	0.18		0.41	0.59	(0.30)	(0.02)	(0.32)	10.53	5.80%		34,455	0.54%		0.50%		1.69%
9/30/17	9.50	0.10		0.85	0.95	(0.19)	-	(0.19)	10.26	10.25%		28,109	0.53%		0.51%		1.06%
9/30/16	9.13	0.03		0.66	0.69	(0.21)	(0.11)	(0.32)	9.50	7.72%		21,403	0.53%		0.49%		0.31%
9/30/15[i]	9.82	0.01		(0.42)	(0.41)	-	(0.28)	(0.28)	9.13	(4.25%	)[b]	1,693	0.52%	[a]	0.49%	[a]	0.17%	[a]
12/31/14[h]	10.79	0.20		0.06	0.26	(0.27)	(0.96)	(1.23)	9.82	2.29%	[b]	102	0.51%	[a]	0.49%	[a]	2.43%	[a]
Class R3
9/30/19	$10.50	$0.18		$0.09	$0.27	$(0.23)	$(0.68)	$(0.91)	$9.86	3.95%		$9,050	0.80%		0.74%		1.90%
9/30/18	10.24	0.18		0.37	0.55	(0.27)	(0.02)	(0.29)	10.50	5.46%		11,230	0.79%		0.75%		1.73%
9/30/17	9.47	0.07		0.86	0.93	(0.16)	-	(0.16)	10.24	10.04%		12,819	0.78%		0.76%		0.72%
9/30/16	9.12	0.13		0.53	0.66	(0.20)	(0.11)	(0.31)	9.47	7.45%		8,773	0.78%		0.74%		1.38%
9/30/15[i]	9.82	0.01		(0.43)	(0.42)	-	(0.28)	(0.28)	9.12	(4.35%	)[b]	5,138	0.77%	[a]	0.74%	[a]	0.11%	[a]
12/31/14[h]	10.79	0.18		0.06	0.24	(0.25)	(0.96)	(1.21)	9.82	2.11%	[b]	102	0.76%	[a]	0.74%	[a]	2.18%	[a]

	Year ended September 30				Period ended September 30, 2015[b]	Year ended December 31, 2014
	2019	2018	2017	2016
Portfolio turnover rate	43%	52%	30%	62%	17%	28%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

MASSMUTUAL RETIRESMART MODERATE GROWTH FUND

		Income (loss) from investment operations				Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments		Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/19	$11.21	$0.21	$(0.12	)aa	$0.09	$(0.32)	$(1.08)	$(1.40)	$9.90	3.17%		$15,679	0.11%		0.04%		2.19%
9/30/18	10.77	0.20	0.75		0.95	(0.40)	(0.11)	(0.51)	11.21	9.07%		8,011	0.10%		0.06%		1.84%
9/30/17	9.55	0.02	1.41		1.43	(0.21)	-	(0.21)	10.77	15.26%		10,236	0.10%		0.09%		0.24%
9/30/16	9.10	0.36	0.47		0.83	(0.20)	(0.18)	(0.38)	9.55	9.39%		110	0.09%		0.04%		3.85%
9/30/15[i]	10.02	0.03	(0.57)		(0.54)	-	(0.38)	(0.38)	9.10	(5.46%	)[b]	300	0.08%	[a]	0.04%	[a]	0.42%	[a]
12/31/14[h]	11.45	0.34	(0.05)		0.29	(0.31)	(1.41)	(1.72)	10.02	2.39%	[b]	318	0.06%	[a]	0.04%	[a]	4.02%	[a]
Class R5
9/30/19	$11.21	$0.22	$(0.14	)aa	$0.08	$(0.30)	$(1.08)	$(1.38)	$9.91	3.12%		$12,028	0.21%		0.14%		2.21%
9/30/18	10.77	0.29	0.65		0.94	(0.39)	(0.11)	(0.50)	11.21	8.96%		13,583	0.20%		0.16%		2.60%
9/30/17	9.55	0.12	1.30		1.42	(0.20)	-	(0.20)	10.77	15.16%		21,697	0.20%		0.17%		1.24%
9/30/16	9.09	0.19	0.64		0.83	(0.19)	(0.18)	(0.37)	9.55	9.43%		22,452	0.19%		0.14%		2.09%
9/30/15[i]	10.02	0.02	(0.57)		(0.55)	-	(0.38)	(0.38)	9.09	(5.57%	)[b]	8,746	0.18%	[a]	0.14%	[a]	0.31%	[a]
12/31/14	11.31	0.22	0.20		0.42	(0.30)	(1.41)	(1.71)	10.02	3.57%		9,970	0.17%		0.15%		1.96%
Service Class
9/30/19	$11.24	$0.20	$(0.14	)aa	$0.06	$(0.29)	$(1.08)	$(1.37)	$9.93	2.90%		$9,014	0.31%		0.24%		2.03%
9/30/18	10.80	0.11	0.82		0.93	(0.38)	(0.11)	(0.49)	11.24	8.81%		8,522	0.30%		0.25%		1.01%
9/30/17	9.55	0.13	1.29		1.42	(0.17)	-	(0.17)	10.80	15.13%		4,209	0.30%		0.27%		1.29%
9/30/16	9.09	0.21	0.60		0.81	(0.17)	(0.18)	(0.35)	9.55	9.18%		7,021	0.29%		0.24%		2.25%
9/30/15[i]	10.02	0.02	(0.57)		(0.55)	-	(0.38)	(0.38)	9.09	(5.56%	)[b]	25,552	0.28%	[a]	0.24%	[a]	0.21%	[a]
12/31/14	11.31	0.25	0.16		0.41	(0.29)	(1.41)	(1.70)	10.02	3.49%		28,779	0.26%		0.24%		2.19%
Administrative Class
9/30/19	$11.22	$0.21	$(0.15	)aa	$0.06	$(0.28)	$(1.08)	$(1.36)	$9.92	2.88%		$81,829	0.41%		0.34%		2.11%
9/30/18	10.79	0.19	0.72		0.91	(0.37)	(0.11)	(0.48)	11.22	8.62%		93,858	0.40%		0.36%		1.75%
9/30/17	9.55	0.10	1.32		1.42	(0.18)	-	(0.18)	10.79	15.08%		96,560	0.40%		0.37%		1.00%
9/30/16	9.09	0.18	0.62		0.80	(0.16)	(0.18)	(0.34)	9.55	9.14%		98,971	0.39%		0.34%		2.02%
9/30/15[i]	10.04	0.01	(0.58)		(0.57)	-	(0.38)	(0.38)	9.09	(5.76%	)[b]	127,157	0.38%	[a]	0.34%	[a]	0.12%	[a]
12/31/14	11.32	0.20	0.21		0.41	(0.28)	(1.41)	(1.69)	10.04	3.46%		135,163	0.35%		0.33%		1.74%
Class A
9/30/19	$11.24	$0.19	$(0.14	)aa	$0.05	$(0.25)	$(1.08)	$(1.33)	$9.96	2.67%		$65,910	0.66%		0.59%		1.90%
9/30/18	10.80	0.17	0.72		0.89	(0.34)	(0.11)	(0.45)	11.24	8.42%		77,780	0.65%		0.61%		1.54%
9/30/17	9.56	0.09	1.30		1.39	(0.15)	-	(0.15)	10.80	14.73%		92,645	0.65%		0.62%		0.86%
9/30/16	9.10	0.15	0.62		0.77	(0.13)	(0.18)	(0.31)	9.56	8.77%		104,156	0.64%		0.59%		1.61%
9/30/15[i]	10.06	(0.01)	(0.57)		(0.58)	-	(0.38)	(0.38)	9.10	(5.84%	)[b]	124,585	0.63%	[a]	0.59%	[a]	(0.15%	)[a]
12/31/14	11.34	0.15	0.23		0.38	(0.25)	(1.41)	(1.66)	10.06	3.16%		157,201	0.60%		0.58%		1.33%
Class R4
9/30/19	$11.14	$0.18	$(0.13	)aa	$0.05	$(0.27)	$(1.08)	$(1.35)	$9.84	2.75%		$27,212	0.56%		0.49%		1.87%
9/30/18	10.72	0.16	0.73		0.89	(0.36)	(0.11)	(0.47)	11.14	8.47%		24,118	0.55%		0.51%		1.46%
9/30/17	9.51	0.08	1.31		1.39	(0.18)	-	(0.18)	10.72	14.90%		22,154	0.55%		0.52%		0.79%
9/30/16	9.08	0.03	0.76		0.79	(0.18)	(0.18)	(0.36)	9.51	9.00%		16,185	0.54%		0.49%		0.36%
9/30/15[i]	10.04	0.07	(0.65)		(0.58)	-	(0.38)	(0.38)	9.08	(5.86%	)[b]	1,481	0.53%	[a]	0.49%	[a]	0.96%	[a]
12/31/14[h]	11.47	0.19	0.06		0.25	(0.27)	(1.41)	(1.68)	10.04	2.05%	[b]	102	0.51%	[a]	0.49%	[a]	2.20%	[a]
Class R3
9/30/19	$11.10	$0.16	$(0.13	)aa	$0.03	$(0.25)	$(1.08)	$(1.33)	$9.80	2.45%		$16,144	0.81%		0.74%		1.66%
9/30/18	10.69	0.13	0.73		0.86	(0.34)	(0.11)	(0.45)	11.10	8.21%		16,492	0.80%		0.76%		1.16%
9/30/17	9.49	0.05	1.31		1.36	(0.16)	-	(0.16)	10.69	14.54%		13,615	0.80%		0.77%		0.51%
9/30/16	9.07	0.10	0.67		0.77	(0.17)	(0.18)	(0.35)	9.49	8.73%		7,529	0.79%		0.74%		1.13%
9/30/15[i]	10.04	0.03	(0.62)		(0.59)	-	(0.38)	(0.38)	9.07	(5.96%	)[b]	3,758	0.78%	[a]	0.74%	[a]	0.40%	[a]
12/31/14[h]	11.47	0.17	0.06		0.23	(0.25)	(1.41)	(1.66)	10.04	1.86%	[b]	102	0.76%	[a]	0.74%	[a]	1.98%	[a]

	Year ended September 30				Period ended September 30, 2015[b]	Year ended December 31, 2014
	2019	2018	2017	2016
Portfolio turnover rate	44%	55%	33%	62%	20%	28%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m

Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
aa

The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.

MASSMUTUAL RETIRESMART GROWTH FUND

		Income (loss) from investment operations				Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]		Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/19	$12.25	$0.21		$(0.27)	$(0.06)	$(0.34)	$(1.26)	$(1.60)	$10.59	2.28%		$23,314	0.20%		0.07%		2.06%
9/30/18	11.62	0.16		1.01	1.17	(0.43)	(0.11)	(0.54)	12.25	10.36%		17,151	0.21%		0.08%		1.34%
9/30/17	10.08	0.01		1.71	1.72	(0.18)	-	(0.18)	11.62	17.35%		7,411	0.22%		0.12%		0.06%
9/30/16	9.63	0.37		0.55	0.92	(0.18)	(0.29)	(0.47)	10.08	9.87%		129	0.24%		0.07%		3.78%
9/30/15[i]	10.79	0.03		(0.69)	(0.66)	-	(0.50)	(0.50)	9.63	(6.28%	)[b]	398	0.22%	[a]	0.07%	[a]	0.31%	[a]
12/31/14[h]	12.25	0.31		0.03	0.34	(0.30)	(1.50)	(1.80)	10.79	2.55%	[b]	309	0.16%	[a]	0.07%	[a]	3.45%	[a]
Class R5
9/30/19	$12.25	$0.19		$(0.25)	$(0.06)	$(0.33)	$(1.26)	$(1.59)	$10.60	2.21%		$5,024	0.30%		0.17%		1.83%
9/30/18	11.62	0.23		0.93	1.16	(0.42)	(0.11)	(0.53)	12.25	10.26%		5,780	0.31%		0.19%		1.96%
9/30/17	10.08	0.09		1.62	1.71	(0.17)	-	(0.17)	11.62	17.23%		6,432	0.33%		0.21%		0.83%
9/30/16	9.63	0.18		0.73	0.91	(0.17)	(0.29)	(0.46)	10.08	9.76%		4,662	0.34%		0.17%		1.83%
9/30/15[i]	10.80	0.01		(0.68)	(0.67)	-	(0.50)	(0.50)	9.63	(6.37%	)[b]	3,534	0.32%	[a]	0.17%	[a]	0.14%	[a]
12/31/14	12.12	0.20		0.26	0.46	(0.28)	(1.50)	(1.78)	10.80	3.62%		5,507	0.25%		0.17%		1.60%
Service Class
9/30/19	$12.27	$0.19		$(0.27)	$(0.08)	$(0.32)	$(1.26)	$(1.58)	$10.61	2.01%		$3,115	0.40%		0.27%		1.84%
9/30/18	11.63	0.11		1.05	1.16	(0.41)	(0.11)	(0.52)	12.27	10.22%		2,834	0.41%		0.28%		0.94%
9/30/17	10.09	0.10		1.60	1.70	(0.16)	-	(0.16)	11.63	17.09%		1,604	0.43%		0.30%		0.90%
9/30/16	9.62	0.20		0.71	0.91	(0.15)	(0.29)	(0.44)	10.09	9.68%		1,657	0.44%		0.27%		2.11%
9/30/15[i]	10.80	0.01		(0.69)	(0.68)	-	(0.50)	(0.50)	9.62	(6.46%	)[b]	4,389	0.42%	[a]	0.27%	[a]	0.13%	[a]
12/31/14	12.12	0.23		0.23	0.46	(0.28)	(1.50)	(1.78)	10.80	3.57%		5,925	0.34%		0.26%		1.91%
Administrative Class
9/30/19	$12.25	$0.20		$(0.30)	$(0.10)	$(0.30)	$(1.26)	$(1.56)	$10.59	1.88%		$31,091	0.50%		0.37%		1.91%
9/30/18	11.62	0.18		0.96	1.14	(0.40)	(0.11)	(0.51)	12.25	10.05%		36,154	0.51%		0.39%		1.50%
9/30/17	10.07	0.07		1.63	1.70	(0.15)	-	(0.15)	11.62	17.08%		32,761	0.53%		0.40%		0.66%
9/30/16	9.62	0.16		0.73	0.89	(0.15)	(0.29)	(0.44)	10.07	9.49%		30,872	0.54%		0.37%		1.64%
9/30/15[i]	10.81	0.00	[d]	(0.69)	(0.69)	-	(0.50)	(0.50)	9.62	(6.55%	)[b]	39,361	0.52%	[a]	0.37%	[a]	0.04%	[a]
12/31/14	12.13	0.18		0.26	0.44	(0.26)	(1.50)	(1.76)	10.81	3.45%		40,211	0.43%		0.36%		1.48%
Class A
9/30/19	$12.22	$0.18		$(0.29)	$(0.11)	$(0.27)	$(1.26)	$(1.53)	$10.58	1.66%		$30,795	0.75%		0.62%		1.69%
9/30/18	11.59	0.17		0.94	1.11	(0.37)	(0.11)	(0.48)	12.22	9.77%		34,466	0.75%		0.64%		1.46%
9/30/17	10.05	0.06		1.60	1.66	(0.12)	-	(0.12)	11.59	16.71%		44,394	0.78%		0.65%		0.56%
9/30/16	9.59	0.12		0.75	0.87	(0.12)	(0.29)	(0.41)	10.05	9.33%		46,706	0.79%		0.62%		1.25%
9/30/15[i]	10.80	(0.02)		(0.69)	(0.71)	-	(0.50)	(0.50)	9.59	(6.74%	)[b]	50,015	0.77%	[a]	0.62%	[a]	(0.23%	)[a]
12/31/14	12.12	0.14		0.27	0.41	(0.23)	(1.50)	(1.73)	10.80	3.20%		60,183	0.68%		0.61%		1.18%
Class R4
9/30/19	$12.12	$0.18		$(0.29)	$(0.11)	$(0.29)	$(1.26)	$(1.55)	$10.46	1.73%		$17,701	0.65%		0.52%		1.71%
9/30/18	11.51	0.15		0.96	1.11	(0.39)	(0.11)	(0.50)	12.12	9.86%		16,469	0.66%		0.54%		1.26%
9/30/17	10.00	0.04		1.63	1.67	(0.16)	-	(0.16)	11.51	16.89%		15,136	0.68%		0.56%		0.37%
9/30/16	9.58	0.09		0.79	0.88	(0.17)	(0.29)	(0.46)	10.00	9.39%		6,786	0.69%		0.52%		0.98%
9/30/15[i]	10.78	0.05		(0.75)	(0.70)	-	(0.50)	(0.50)	9.58	(6.66%	)[b]	2,155	0.67%	[a]	0.52%	[a]	0.64%	[a]
12/31/14[h]	12.24	0.17		0.13	0.30	(0.26)	(1.50)	(1.76)	10.78	2.22%	[b]	102	0.61%	[a]	0.52%	[a]	1.82%	[a]
Class R3
9/30/19	$12.08	$0.14		$(0.26)	$(0.12)	$(0.26)	$(1.26)	$(1.52)	$10.44	1.58%		$9,013	0.90%		0.77%		1.36%
9/30/18	11.47	0.12		0.96	1.08	(0.36)	(0.11)	(0.47)	12.08	9.63%		8,381	0.91%		0.79%		1.04%
9/30/17	9.97	0.02		1.61	1.63	(0.13)	-	(0.13)	11.47	16.53%		7,927	0.93%		0.81%		0.19%
9/30/16	9.57	0.04		0.80	0.84	(0.15)	(0.29)	(0.44)	9.97	9.06%		4,573	0.94%		0.77%		0.44%
9/30/15[i]	10.78	0.03		(0.74)	(0.71)	-	(0.50)	(0.50)	9.57	(6.75%	)[b]	1,531	0.92%	[a]	0.77%	[a]	0.43%	[a]
12/31/14[h]	12.24	0.14		0.13	0.27	(0.23)	(1.50)	(1.73)	10.78	2.03%	[b]	102	0.86%	[a]	0.77%	[a]	1.57%	[a]

	Year ended September 30				Period ended September 30, 2015[b]	Year ended December 31, 2014
	2019	2018	2017	2016
Portfolio turnover rate	38%	64%	39%	70%	26%	32%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

MASSMUTUAL RETIRESMART BY JPMORGAN IN RETIREMENT FUND

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/19	$11.69	$0.12	$0.52	$0.64	$(0.40)	$(0.15)	$(0.55)	$11.78	6.08%	$16,125	0.22%	0.06%	1.08%
9/30/18	11.55	0.32	0.05	0.37	(0.23)	-	(0.23)	11.69	3.22%	2,436	0.30%	0.07%	2.77%
9/30/17	11.13	0.22	0.47	0.69	(0.27)	-	(0.27)	11.55	6.43%	2,603	0.26%	0.08%	1.95%
9/30/16	10.40	0.17	0.56	0.73	-	-	-	11.13	7.02%	2,467	0.27%	0.06%	1.53%
9/30/15[i]	11.02	0.01	(0.30)	(0.29)	(0.33)	-	(0.33)	10.40	(2.68%)[b]	598	0.26%[a]	0.06%[a]	0.07%[a]
12/31/14[h]	11.03	0.48	(0.21)	0.27	(0.28)	-	(0.28)	11.02	2.45%[b]	4,609	0.19%[a]	0.06%[a]	5.71%[a]
Class R5
9/30/19	$11.69	$0.12	$0.51	$0.63	$(0.37)	$(0.15)	$(0.52)	$11.80	6.02%	$8,776	0.32%	0.16%	1.01%
9/30/18	11.56	0.31	0.04	0.35	(0.22)	-	(0.22)	11.69	3.02%	1,270	0.39%	0.17%	2.66%
9/30/17	11.14	0.17	0.51	0.68	(0.26)	-	(0.26)	11.56	6.32%	4,574	0.37%	0.18%	1.49%
9/30/16	10.42	0.08	0.64	0.72	-	-	-	11.14	6.91%	3,494	0.37%	0.16%	0.77%
9/30/15[i]	11.00	0.01	(0.30)	(0.29)	(0.29)	-	(0.29)	10.42	(2.68%)[b]	757	0.36%[a]	0.16%[a]	0.09%[a]
12/31/14[h]	11.03	0.57	(0.32)	0.25	(0.28)	-	(0.28)	11.00	2.27%[b]	953	0.29%[a]	0.16%[a]	6.82%[a]
Service Class
9/30/19	$11.71	$0.28	$0.34	$0.62	$(0.37)	$(0.15)	$(0.52)	$11.81	5.89%	$15,324	0.42%	0.26%	2.44%
9/30/18	11.57	0.28	0.06	0.34	(0.20)	-	(0.20)	11.71	3.00%	12,630	0.50%	0.27%	2.40%
9/30/17	11.15	0.19	0.48	0.67	(0.25)	-	(0.25)	11.57	6.20%	14,194	0.47%	0.28%	1.67%
9/30/16	10.44	0.27	0.44	0.71	-	-	-	11.15	6.80%	15,440	0.47%	0.26%	2.51%
9/30/15[i]	11.01	0.00 [d]	(0.29)	(0.29)	(0.28)	-	(0.28)	10.44	(2.70%)[b]	19,899	0.46%[a]	0.26%[a]	0.00%[a,e]
12/31/14	10.88	0.20	0.20	0.40	(0.27)	-	(0.27)	11.01	3.63%	22,029	0.35%	0.26%	1.80%
Administrative Class
9/30/19	$11.71	$0.23	$0.38	$0.61	$(0.36)	$(0.15)	$(0.51)	$11.81	5.79%	$39,483	0.52%	0.36%	1.97%
9/30/18	11.56	0.27	0.07	0.34	(0.19)	-	(0.19)	11.71	2.97%	22,101	0.60%	0.37%	2.35%
9/30/17	11.14	0.18	0.48	0.66	(0.24)	-	(0.24)	11.56	6.08%	23,318	0.57%	0.38%	1.58%
9/30/16	10.44	0.22	0.48	0.70	-	-	-	11.14	6.70%	28,573	0.57%	0.36%	2.07%
9/30/15[i]	11.02	(0.01)	(0.30)	(0.31)	(0.27)	-	(0.27)	10.44	(2.86%)[b]	30,387	0.56%[a]	0.36%[a]	(0.09%)[a]
12/31/14	10.89	0.24	0.16	0.40	(0.27)	-	(0.27)	11.02	3.68%	33,673	0.46%	0.35%	2.13%
Class A
9/30/19	$11.61	$0.17	$0.40	$0.57	$(0.35)	$(0.15)	$(0.50)	$11.68	5.47%	$63,336	0.77%	0.61%	1.53%
9/30/18	11.47	0.26	0.04	0.30	(0.16)	-	(0.16)	11.61	2.67%	20,199	0.84%	0.62%	2.29%
9/30/17	11.05	0.14	0.49	0.63	(0.21)	-	(0.21)	11.47	5.88%	20,529	0.82%	0.63%	1.27%
9/30/16	10.39	0.19	0.47	0.66	-	-	-	11.05	6.35%	20,906	0.82%	0.61%	1.74%
9/30/15[i]	10.95	(0.03)	(0.29)	(0.32)	(0.24)	-	(0.24)	10.39	(2.96%)[b]	20,228	0.81%[a]	0.61%[a]	(0.34%)[a]
12/31/14	10.81	0.19	0.17	0.36	(0.22)	-	(0.22)	10.95	3.34%	20,689	0.72%	0.63%	1.70%
Class R4
9/30/19	$11.53	$0.06	$0.52	$0.58	$(0.34)	$(0.15)	$(0.49)	$11.62	5.55%	$24,032	0.67%	0.51%	0.52%
9/30/18	11.39	0.25	0.06	0.31	(0.17)	-	(0.17)	11.53	2.75%	4,368	0.75%	0.52%	2.22%
9/30/17	10.98	0.18	0.46	0.64	(0.23)	-	(0.23)	11.39	5.99%	4,906	0.71%	0.53%	1.68%
9/30/16	10.31	0.20	0.47	0.67	-	-	-	10.98	6.50%	6,233	0.72%	0.51%	1.91%
9/30/15[i]	10.90	(0.02)	(0.29)	(0.31)	(0.28)	-	(0.28)	10.31	(2.88%)[b]	4,325	0.71%[a]	0.51%[a]	(0.19%)[a]
12/31/14[h]	10.96	0.30	(0.08)	0.22	(0.28)	-	(0.28)	10.90	2.01%[b]	1,753	0.64%[a]	0.51%[a]	3.61%[a]
Class R3
9/30/19	$11.43	$0.10	$0.45	$0.55	$(0.31)	$(0.15)	$(0.46)	$11.52	5.35%	$37,510	0.92%	0.76%	0.88%
9/30/18	11.30	0.22	0.06	0.28	(0.15)	-	(0.15)	11.43	2.45%	13,161	1.00%	0.77%	1.92%
9/30/17	10.90	0.13	0.48	0.61	(0.21)	-	(0.21)	11.30	5.73%	13,260	0.97%	0.78%	1.15%
9/30/16	10.26	0.16	0.48	0.64	-	-	-	10.90	6.24%	13,673	0.97%	0.76%	1.50%
9/30/15[i]	10.86	(0.04)	(0.29)	(0.33)	(0.27)	-	(0.27)	10.26	(3.07%)[b]	8,315	0.96%[a]	0.76%[a]	(0.47%)[a]
12/31/14	10.79	0.50	(0.15)	0.35	(0.28)	-	(0.28)	10.86	3.21%	5,099	0.89%	0.76%	4.60%

	Year ended September 30				Period ended September 30, 2015[b]	Year ended December 31, 2014
	2019	2018	2017	2016
Portfolio turnover rate	39%	80%	47%	75%	37%	44%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
e	Amount is less than 0.005%.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

MASSMUTUAL RETIRESMART BY JPMORGAN 2020 FUND

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Tax return of capital	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/19	$13.32	$0.36	$0.20	$0.56	$(0.39)	$(0.96)	$-	$(1.35)	$12.53	5.63%	$35,602	0.08%	0.04%	2.95%
9/30/18	13.01	0.32	0.42	0.74	(0.42)	(0.01)	-	(0.43)	13.32	5.77%	19,424	0.06%	0.05%	2.41%
9/30/17	12.01	0.16	1.11	1.27	(0.24)	-	(0.03)	(0.27)	13.01	10.85%	20,595	0.06%	0.05%	1.30%
9/30/16	11.48	0.23	0.73	0.96	(0.26)	(0.17)	-	(0.43)	12.01	8.58%	11,261	0.05%	0.04%	2.02%
9/30/15[i]	12.34	0.01	(0.54)	(0.53)	(0.33)	-	-	(0.33)	11.48	(4.32%)[b]	8,593	0.05%[a]	0.04%[a]	0.09%[a]
12/31/14[h]	12.33	0.53	(0.21)	0.32	(0.31)	-	-	(0.31)	12.34	2.58%[b]	46,447	0.05%[a]	0.04%[a]	5.68%[a]
Class R5
9/30/19	$13.30	$0.30	$0.25	$0.55	$(0.38)	$(0.96)	$-	$(1.34)	$12.51	5.56%	$60,303	0.18%	0.14%	2.45%
9/30/18	12.99	0.32	0.41	0.73	(0.41)	(0.01)	-	(0.42)	13.30	5.69%	13,848	0.16%	0.15%	2.48%
9/30/17	12.00	0.15	1.10	1.25	(0.23)	-	(0.03)	(0.26)	12.99	10.66%	26,146	0.16%	0.15%	1.22%
9/30/16	11.47	0.13	0.82	0.95	(0.25)	(0.17)	-	(0.42)	12.00	8.49%	18,944	0.15%	0.14%	1.15%
9/30/15[i]	12.33	0.03	(0.56)	(0.53)	(0.33)	-	-	(0.33)	11.47	(4.35%)[b]	7,984	0.15%[a]	0.14%[a]	0.32%[a]
12/31/14[h]	12.33	0.97	(0.66)	0.31	(0.31)	-	-	(0.31)	12.33	2.49%[b]	4,649	0.15%[a]	0.14%[a]	10.47%[a]
Service Class
9/30/19	$13.34	$0.40	$0.14	$0.54	$(0.34)	$(0.96)	$-	$(1.30)	$12.58	5.42%	$31,848	0.28%	0.24%	3.22%
9/30/18	13.03	0.28	0.43	0.71	(0.39)	(0.01)	-	(0.40)	13.34	5.50%	83,925	0.26%	0.25%	2.14%
9/30/17	12.02	0.18	1.08	1.26	(0.22)	-	(0.03)	(0.25)	13.03	10.66%	117,952	0.26%	0.25%	1.44%
9/30/16	11.49	0.25	0.68	0.93	(0.23)	(0.17)	-	(0.40)	12.02	8.33%	156,529	0.25%	0.24%	2.19%
9/30/15[i]	12.34	0.01	(0.56)	(0.55)	(0.30)	-	-	(0.30)	11.49	(4.48%)[b]	168,632	0.25%[a]	0.24%[a]	0.12%[a]
12/31/14	12.16	0.20	0.27	0.47	(0.29)	-	-	(0.29)	12.34	3.84%	189,123	0.24%	0.24%[k]	1.61%
Administrative Class
9/30/19	$13.30	$0.34	$0.19	$0.53	$(0.34)	$(0.96)	$-	$(1.30)	$12.53	5.38%	$74,837	0.38%	0.34%	2.79%
9/30/18	12.99	0.29	0.40	0.69	(0.37)	(0.01)	-	(0.38)	13.30	5.43%	86,230	0.36%	0.35%	2.24%
9/30/17	11.99	0.16	1.07	1.23	(0.20)	-	(0.03)	(0.23)	12.99	10.50%	103,799	0.36%	0.35%	1.28%
9/30/16	11.47	0.22	0.69	0.91	(0.22)	(0.17)	-	(0.39)	11.99	8.15%	122,809	0.35%	0.34%	1.95%
9/30/15[i]	12.32	0.00 [d]	(0.55)	(0.55)	(0.30)	-	-	(0.30)	11.47	(4.51%)[b]	131,451	0.35%[a]	0.34%[a]	0.03%[a]
12/31/14	12.17	0.27	0.18	0.45	(0.30)	-	-	(0.30)	12.32	3.69%	142,437	0.34%	0.34%[k]	2.19%
Class A
9/30/19	$13.22	$0.27	$0.22	$0.49	$(0.31)	$(0.96)	$-	$(1.27)	$12.44	5.05%	$73,800	0.63%	0.59%	2.19%
9/30/18	12.91	0.23	0.43	0.66	(0.34)	(0.01)	-	(0.35)	13.22	5.15%	76,268	0.61%	0.60%	1.72%
9/30/17	11.91	0.14	1.06	1.20	(0.18)	-	(0.02)	(0.20)	12.91	10.27%	67,000	0.61%	0.60%	1.17%
9/30/16	11.39	0.20	0.68	0.88	(0.19)	(0.17)	-	(0.36)	11.91	7.90%	88,095	0.60%	0.59%	1.72%
9/30/15[i]	12.22	(0.02)	(0.54)	(0.56)	(0.27)	-	-	(0.27)	11.39	(4.64%)[b]	95,333	0.60%[a]	0.59%[a]	(0.23%)[a]
12/31/14	12.05	0.17	0.24	0.41	(0.24)	-	-	(0.24)	12.22	3.41%	87,478	0.61%	0.61%[k]	1.37%
Class R4
9/30/19	$13.04	$0.31	$0.19	$0.50	$(0.32)	$(0.96)	$-	$(1.28)	$12.26	5.21%	$50,600	0.53%	0.49%	2.60%
9/30/18	12.76	0.24	0.41	0.65	(0.36)	(0.01)	-	(0.37)	13.04	5.18%	57,866	0.51%	0.50%	1.90%
9/30/17	11.78	0.13	1.07	1.20	(0.20)	-	(0.02)	(0.22)	12.76	10.41%	60,476	0.51%	0.50%	1.07%
9/30/16	11.30	0.19	0.68	0.87	(0.22)	(0.17)	-	(0.39)	11.78	7.96%	58,346	0.50%	0.49%	1.65%
9/30/15[i]	12.16	(0.01)	(0.53)	(0.54)	(0.32)	-	-	(0.32)	11.30	(4.53%)[b]	28,251	0.50%[a]	0.49%[a]	(0.07%)[a]
12/31/14[h]	12.20	0.33	(0.06)	0.27	(0.31)	-	-	(0.31)	12.16	2.19%[b]	17,613	0.50%[a]	0.49%[a]	3.51%[a]
Class R3
9/30/19	$12.84	$0.28	$0.18	$0.46	$(0.29)	$(0.96)	$-	$(1.25)	$12.05	4.93%	$66,638	0.78%	0.74%	2.37%
9/30/18	12.56	0.22	0.40	0.62	(0.33)	(0.01)	-	(0.34)	12.84	4.98%	77,690	0.76%	0.75%	1.71%
9/30/17	11.61	0.10	1.04	1.14	(0.17)	-	(0.02)	(0.19)	12.56	10.01%	84,681	0.76%	0.75%	0.84%
9/30/16	11.12	0.15	0.70	0.85	(0.19)	(0.17)	-	(0.36)	11.61	7.87%	88,411	0.75%	0.74%	1.33%
9/30/15[i]	11.99	(0.03)	(0.54)	(0.57)	(0.30)	-	-	(0.30)	11.12	(4.75%)[b]	61,026	0.75%[a]	0.74%[a]	(0.34%)[a]
12/31/14	11.90	0.37	0.02	0.39	(0.30)	-	-	(0.30)	11.99	3.27%	49,284	0.75%	0.75%[k]	3.07%

	Year ended September 30				Period ended September 30, 2015[b]	Year ended December 31, 2014
	2019	2018	2017	2016
Portfolio turnover rate	46%	62%	33%	69%	31%	33%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

MASSMUTUAL RETIRESMART BY JPMORGAN 2025 FUND

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/19	$13.49	$0.33	$0.15	$0.48	$(0.40)	$(1.07)	$(1.47)	$12.50	5.30%		$40,806	0.10%		0.01%		2.74%
9/30/18	13.29	0.30	0.63	0.93	(0.49)	(0.24)	(0.73)	13.49	7.15%		21,942	0.09%		0.03%		2.28%
9/30/17	12.07	0.15	1.39	1.54	(0.26)	(0.06)	(0.32)	13.29	13.03%		23,079	0.10%		0.04%		1.22%
9/30/16	11.37	0.22	0.80	1.02	(0.24)	(0.08)	(0.32)	12.07	9.13%		14,968	0.12%		0.01%		1.88%
9/30/15[i]	12.18	0.02	(0.61)	(0.59)	-	(0.22)	(0.22)	11.37	(4.86%	)[b]	7,212	0.16%	[a]	0.01%	[a]	0.22%	[a]
12/31/14[h]	12.52	0.53	(0.21)	0.32	(0.34)	(0.32)	(0.66)	12.18	2.46%	[b]	14,248	0.21%	[a]	0.01%	[a]	5.58%	[a]
Class R5
9/30/19	$13.51	$0.07	$0.42	$0.49	$(0.31)	$(1.07)	$(1.38)	$12.62	5.26%		$527	0.20%		0.11%		0.61%
9/30/18	13.29	0.23	0.70	0.93	(0.47)	(0.24)	(0.71)	13.51	7.16%		44	0.19%		0.12%		1.72%
9/30/17	12.05	0.21	1.32	1.53	(0.23)	(0.06)	(0.29)	13.29	12.97%		355	0.20%		0.14%		1.66%
9/30/16	11.35	0.38	0.63	1.01	(0.23)	(0.08)	(0.31)	12.05	9.03%		638	0.22%		0.11%		3.36%
9/30/15[i]	12.17	0.03	(0.63)	(0.60)	-	(0.22)	(0.22)	11.35	(4.95%	)[b]	4,161	0.26%	[a]	0.11%	[a]	0.34%	[a]
12/31/14[h]	12.52	1.68	(1.37)	0.31	(0.34)	(0.32)	(0.66)	12.17	2.38%	[b]	4,359	0.31%	[a]	0.11%	[a]	17.75%	[a]
Service Class
9/30/19	$13.49	$0.39	$0.08	$0.47	$(0.37)	$(1.07)	$(1.44)	$12.52	5.14%		$9,278	0.30%		0.21%		3.23%
9/30/18	13.29	0.27	0.63	0.90	(0.46)	(0.24)	(0.70)	13.49	6.94%		19,582	0.29%		0.23%		2.00%
9/30/17	12.06	0.16	1.36	1.52	(0.23)	(0.06)	(0.29)	13.29	12.86%		21,854	0.30%		0.24%		1.31%
9/30/16	11.36	0.22	0.78	1.00	(0.22)	(0.08)	(0.30)	12.06	8.94%		28,337	0.32%		0.21%		1.91%
9/30/15[i]	12.19	0.03	(0.64)	(0.61)	-	(0.22)	(0.22)	11.36	(5.03%	)[b]	20,250	0.36%	[a]	0.21%	[a]	0.29%	[a]
12/31/14	12.36	0.18	0.28	0.46	(0.31)	(0.32)	(0.63)	12.19	3.64%		10,205	0.41%		0.21%		1.44%
Administrative Class
9/30/19	$13.44	$0.32	$0.14	$0.46	$(0.36)	$(1.07)	$(1.43)	$12.47	5.07%		$43,407	0.40%		0.31%		2.61%
9/30/18	13.25	0.26	0.62	0.88	(0.45)	(0.24)	(0.69)	13.44	6.79%		47,433	0.39%		0.33%		1.94%
9/30/17	12.03	0.15	1.35	1.50	(0.22)	(0.06)	(0.28)	13.25	12.78%		46,256	0.40%		0.34%		1.17%
9/30/16	11.33	0.21	0.78	0.99	(0.21)	(0.08)	(0.29)	12.03	8.85%		41,735	0.42%		0.31%		1.85%
9/30/15[i]	12.17	0.01	(0.63)	(0.62)	-	(0.22)	(0.22)	11.33	(5.12%	)[b]	29,905	0.46%	[a]	0.31%	[a]	0.13%	[a]
12/31/14	12.36	0.38	0.06	0.44	(0.31)	(0.32)	(0.63)	12.17	3.52%		26,413	0.51%		0.31%		2.98%
Class A
9/30/19	$13.32	$0.21	$0.21	$0.42	$(0.33)	$(1.07)	$(1.40)	$12.34	4.74%		$53,785	0.65%		0.56%		1.71%
9/30/18	13.13	0.20	0.63	0.83	(0.40)	(0.24)	(0.64)	13.32	6.50%		40,219	0.64%		0.58%		1.54%
9/30/17	11.92	0.14	1.32	1.46	(0.19)	(0.06)	(0.25)	13.13	12.53%		33,364	0.65%		0.59%		1.11%
9/30/16	11.23	0.18	0.76	0.94	(0.17)	(0.08)	(0.25)	11.92	8.50%		37,413	0.67%		0.56%		1.59%
9/30/15[i]	12.08	(0.01)	(0.62)	(0.63)	-	(0.22)	(0.22)	11.23	(5.24%	)[b]	33,389	0.71%	[a]	0.56%	[a]	(0.11%	)[a]
12/31/14	12.28	0.25	0.16	0.41	(0.29)	(0.32)	(0.61)	12.08	3.24%		16,826	0.78%		0.57%		2.00%
Class R4
9/30/19	$13.27	$0.30	$0.13	$0.43	$(0.34)	$(1.07)	$(1.41)	$12.29	4.88%		$58,761	0.55%		0.46%		2.50%
9/30/18	13.09	0.22	0.63	0.85	(0.43)	(0.24)	(0.67)	13.27	6.66%		66,329	0.54%		0.48%		1.70%
9/30/17	11.89	0.12	1.35	1.47	(0.21)	(0.06)	(0.27)	13.09	12.59%		60,658	0.55%		0.49%		0.99%
9/30/16	11.22	0.20	0.76	0.96	(0.21)	(0.08)	(0.29)	11.89	8.69%		49,731	0.57%		0.46%		1.76%
9/30/15[i]	12.07	(0.00)[d]	(0.63)	(0.63)	-	(0.22)	(0.22)	11.22	(5.24%	)[b]	21,377	0.61%	[a]	0.46%	[a]	(0.01%	)[a]
12/31/14[h]	12.43	0.35	(0.08)	0.27	(0.31)	(0.32)	(0.63)	12.07	2.10%	[b]	16,483	0.66%	[a]	0.46%	[a]	3.67%	[a]
Class R3
9/30/19	$13.23	$0.26	$0.14	$0.40	$(0.31)	$(1.07)	$(1.38)	$12.25	4.59%		$78,974	0.80%		0.71%		2.18%
9/30/18	13.04	0.20	0.63	0.83	(0.40)	(0.24)	(0.64)	13.23	6.47%		87,865	0.79%		0.73%		1.52%
9/30/17	11.85	0.09	1.34	1.43	(0.18)	(0.06)	(0.24)	13.04	12.32%		88,305	0.80%		0.74%		0.76%
9/30/16	11.20	0.14	0.78	0.92	(0.19)	(0.08)	(0.27)	11.85	8.30%		75,449	0.82%		0.71%		1.25%
9/30/15[i]	12.06	(0.01)	(0.63)	(0.64)	-	(0.22)	(0.22)	11.20	(5.33%	)[b]	41,950	0.86%	[a]	0.71%	[a]	(0.14%	)[a]
12/31/14[h]	12.43	0.33	(0.09)	0.24	(0.29)	(0.32)	(0.61)	12.06	1.90%	[b]	19,049	0.91%	[a]	0.71%	[a]	3.51%	[a]

	Year ended September 30				Period ended September 30, 2015[b]	Year ended December 31, 2014
	2019	2018	2017	2016
Portfolio turnover rate	47%	67%	42%	69%	34%	35%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

MASSMUTUAL RETIRESMART BY JPMORGAN 2030 FUND

		Income (loss) from investment operations				Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments		Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/19	$13.91	$0.32	$0.03		$0.35	$(0.40)	$(1.35)	$(1.75)	$12.51	4.77%	$42,529	0.06%	0.04%	2.64%
9/30/18	13.38	0.29	0.78		1.07	(0.49)	(0.05)	(0.54)	13.91	8.11%	20,448	0.05%	0.04%	2.09%
9/30/17	11.93	0.15	1.56		1.71	(0.26)	-	(0.26)	13.38	14.60%	17,732	0.05%	0.05%[k]	1.23%
9/30/16	11.44	0.22	0.81		1.03	(0.24)	(0.30)	(0.54)	11.93	9.37%	9,404	0.05%	0.04%	1.93%
9/30/15[i]	12.51	0.01	(0.66)		(0.65)	-	(0.42)	(0.42)	11.44	(5.28%)[b]	6,087	0.05%[a]	0.04%[a]	0.10%[a]
12/31/14[h]	12.80	0.53	(0.22)		0.31	(0.57)	(0.03)	(0.60)	12.51	2.35%[b]	53,370	0.05%[a]	0.04%[a]	5.46%[a]
Class R5
9/30/19	$13.87	$0.25	$0.08		$0.33	$(0.40)	$(1.35)	$(1.75)	$12.45	4.56%	$88,078	0.16%	0.14%	2.03%
9/30/18	13.35	0.31	0.74		1.05	(0.48)	(0.05)	(0.53)	13.87	7.96%	11,359	0.15%	0.14%	2.26%
9/30/17	11.91	0.14	1.55		1.69	(0.25)	-	(0.25)	13.35	14.44%	35,101	0.15%	0.15%[k]	1.11%
9/30/16	11.42	0.10	0.92		1.02	(0.23)	(0.30)	(0.53)	11.91	9.29%	23,121	0.15%	0.14%	0.93%
9/30/15[i]	12.50	0.04	(0.70)		(0.66)	-	(0.42)	(0.42)	11.42	(5.36%)[b]	7,510	0.15%[a]	0.14%[a]	0.46%[a]
12/31/14[h]	12.80	1.10	(0.81)		0.29	(0.56)	(0.03)	(0.59)	12.50	2.26%[b]	4,324	0.15%[a]	0.14%[a]	11.40%[a]
Service Class
9/30/19	$13.90	$0.36	$(0.03	)aa	$0.33	$(0.36)	$(1.35)	$(1.71)	$12.52	4.48%	$44,334	0.26%	0.24%	2.88%
9/30/18	13.37	0.25	0.79		1.04	(0.46)	(0.05)	(0.51)	13.90	7.88%	115,828	0.25%	0.24%	1.87%
9/30/17	11.92	0.16	1.52		1.68	(0.23)	-	(0.23)	13.37	14.36%	144,766	0.25%	0.25%[k]	1.28%
9/30/16	11.43	0.25	0.76		1.01	(0.22)	(0.30)	(0.52)	11.92	9.14%	159,589	0.25%	0.24%	2.18%
9/30/15[i]	12.52	0.02	(0.69)		(0.67)	-	(0.42)	(0.42)	11.43	(5.44%)[b]	173,384	0.25%[a]	0.24%[a]	0.23%[a]
12/31/14	12.64	0.20	0.25		0.45	(0.54)	(0.03)	(0.57)	12.52	3.51%	187,396	0.24%	0.24%[k]	1.59%
Administrative Class
9/30/19	$13.88	$0.28	$0.03		$0.31	$(0.36)	$(1.35)	$(1.71)	$12.48	4.38%	$106,439	0.36%	0.34%	2.33%
9/30/18	13.35	0.24	0.78		1.02	(0.44)	(0.05)	(0.49)	13.88	7.78%	104,308	0.35%	0.34%	1.79%
9/30/17	11.91	0.14	1.52		1.66	(0.22)	-	(0.22)	13.35	14.17%	103,870	0.35%	0.35%[k]	1.15%
9/30/16	11.41	0.22	0.79		1.01	(0.21)	(0.30)	(0.51)	11.91	9.13%	120,154	0.35%	0.34%	1.90%
9/30/15[i]	12.51	0.01	(0.69)		(0.68)	-	(0.42)	(0.42)	11.41	(5.52%)[b]	126,584	0.35%[a]	0.34%[a]	0.13%[a]
12/31/14	12.64	0.28	0.15		0.43	(0.53)	(0.03)	(0.56)	12.51	3.40%	133,982	0.34%	0.34%[k]	2.14%
Class A
9/30/19	$13.78	$0.23	$0.05		$0.28	$(0.32)	$(1.35)	$(1.67)	$12.39	4.13%	$73,893	0.61%	0.59%	1.92%
9/30/18	13.25	0.20	0.78		0.98	(0.40)	(0.05)	(0.45)	13.78	7.52%	75,440	0.60%	0.59%	1.44%
9/30/17	11.82	0.12	1.50		1.62	(0.19)	-	(0.19)	13.25	13.92%	68,917	0.60%	0.60%[k]	1.01%
9/30/16	11.33	0.18	0.79		0.97	(0.18)	(0.30)	(0.48)	11.82	8.80%	82,599	0.60%	0.59%	1.60%
9/30/15[i]	12.45	(0.01)	(0.69)		(0.70)	-	(0.42)	(0.42)	11.33	(5.71%)[b]	83,067	0.60%[a]	0.59%[a]	(0.11%)[a]
12/31/14	12.57	0.16	0.24		0.40	(0.49)	(0.03)	(0.52)	12.45	3.12%	72,857	0.62%	0.61%	1.29%
Class R4
9/30/19	$13.69	$0.27	$0.02		$0.29	$(0.34)	$(1.35)	$(1.69)	$12.29	4.23%	$57,900	0.51%	0.49%	2.22%
9/30/18	13.18	0.21	0.78		0.99	(0.43)	(0.05)	(0.48)	13.69	7.62%	68,964	0.50%	0.49%	1.57%
9/30/17	11.76	0.12	1.51		1.63	(0.21)	-	(0.21)	13.18	14.09%	64,718	0.50%	0.50%[k]	0.94%
9/30/16	11.30	0.17	0.80		0.97	(0.21)	(0.30)	(0.51)	11.76	8.90%	54,855	0.50%	0.49%	1.55%
9/30/15[i]	12.41	0.00 [d]	(0.69)		(0.69)	-	(0.42)	(0.42)	11.30	(5.65%)[b]	22,738	0.50%[a]	0.49%[a]	0.03%[a]
12/31/14[h]	12.72	0.32	(0.07)		0.25	(0.53)	(0.03)	(0.56)	12.41	1.96%[b]	18,075	0.50%[a]	0.49%[a]	3.26%[a]
Class R3
9/30/19	$13.50	$0.25	$0.00	[d]	$0.25	$(0.31)	$(1.35)	$(1.66)	$12.09	3.92%	$103,094	0.76%	0.74%	2.08%
9/30/18	13.00	0.18	0.77		0.95	(0.40)	(0.05)	(0.45)	13.50	7.38%	118,905	0.75%	0.74%	1.35%
9/30/17	11.61	0.09	1.48		1.57	(0.18)	-	(0.18)	13.00	13.75%	111,137	0.75%	0.75%[k]	0.72%
9/30/16	11.16	0.14	0.79		0.93	(0.18)	(0.30)	(0.48)	11.61	8.59%	101,258	0.75%	0.74%	1.29%
9/30/15[i]	12.28	(0.02)	(0.68)		(0.70)	-	(0.42)	(0.42)	11.16	(5.79%)[b]	68,535	0.75%[a]	0.74%[a]	(0.24%)[a]
12/31/14	12.45	0.36	0.02		0.38	(0.52)	(0.03)	(0.55)	12.28	2.98%	57,469	0.76%	0.75%	2.81%

	Year ended September 30				Period ended September 30, 2015[b]	Year ended December 31, 2014
	2019	2018	2017	2016
Portfolio turnover rate	39%	63%	35%	69%	34%	31%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
aa

The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.

MASSMUTUAL RETIRESMART BY JPMORGAN 2035 FUND

		Income (loss) from investment operations				Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments		Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/19	$14.18	$0.32	$(0.09	)aa	$0.23	$(0.41)	$(1.27)	$(1.68)	$12.73	3.77%		$33,309	0.12%		0.05%		2.56%
9/30/18	13.77	0.25	0.93		1.18	(0.51)	(0.26)	(0.77)	14.18	8.81%		21,586	0.11%		0.07%		1.83%
9/30/17	12.26	0.15	1.69		1.84	(0.24)	(0.09)	(0.33)	13.77	15.44%		15,744	0.13%		0.09%		1.16%
9/30/16	11.49	0.20	0.89		1.09	(0.23)	(0.09)	(0.32)	12.26	9.62%		9,851	0.16%		0.05%		1.68%
9/30/15[i]	12.44	0.01	(0.70)		(0.69)	-	(0.26)	(0.26)	11.49	(5.58%	)[b]	4,474	0.21%	[a]	0.05%	[a]	0.14%	[a]
12/31/14[h]	12.89	0.51	(0.19)		0.32	(0.33)	(0.44)	(0.77)	12.44	2.37%	[b]	11,523	0.28%	[a]	0.05%	[a]	5.19%	[a]
Class R5
9/30/19	$14.16	$0.05	$0.17		$0.22	$(0.36)	$(1.27)	$(1.63)	$12.75	3.68%		$1,801	0.22%		0.15%		0.41%
9/30/18	13.75	0.43	0.73		1.16	(0.49)	(0.26)	(0.75)	14.16	8.68%		132	0.21%		0.18%		3.09%
9/30/17	12.24	0.19	1.63		1.82	(0.22)	(0.09)	(0.31)	13.75	15.31%		1,045	0.23%		0.18%		1.53%
9/30/16	11.48	0.30	0.77		1.07	(0.22)	(0.09)	(0.31)	12.24	9.43%		1,928	0.26%		0.15%		2.57%
9/30/15[i]	12.44	0.03	(0.73)		(0.70)	-	(0.26)	(0.26)	11.48	(5.65%	)[b]	3,459	0.31%	[a]	0.15%	[a]	0.35%	[a]
12/31/14[h]	12.89	1.15	(0.83)		0.32	(0.33)	(0.44)	(0.77)	12.44	2.36%	[b]	2,815	0.38%	[a]	0.15%	[a]	11.85%	[a]
Service Class
9/30/19	$14.30	$0.33	$(0.12	)aa	$0.21	$(0.37)	$(1.27)	$(1.64)	$12.87	3.55%		$8,093	0.32%		0.25%		2.62%
9/30/18	13.88	0.25	0.91		1.16	(0.48)	(0.26)	(0.74)	14.30	8.59%		12,908	0.31%		0.27%		1.78%
9/30/17	12.36	0.15	1.68		1.83	(0.22)	(0.09)	(0.31)	13.88	15.15%		17,717	0.33%		0.29%		1.14%
9/30/16	11.59	0.21	0.86		1.07	(0.21)	(0.09)	(0.30)	12.36	9.35%		18,361	0.36%		0.25%		1.75%
9/30/15[i]	12.56	0.03	(0.74)		(0.71)	-	(0.26)	(0.26)	11.59	(5.68%	)[b]	13,635	0.41%	[a]	0.25%	[a]	0.27%	[a]
12/31/14	12.83	0.14	0.33		0.47	(0.30)	(0.44)	(0.74)	12.56	3.53%		7,127	0.48%		0.24%		1.09%
Administrative Class
9/30/19	$14.25	$0.29	$(0.09	)aa	$0.20	$(0.37)	$(1.27)	$(1.64)	$12.81	3.44%		$32,361	0.42%		0.35%		2.31%
9/30/18	13.83	0.23	0.92		1.15	(0.47)	(0.26)	(0.73)	14.25	8.53%		33,416	0.41%		0.37%		1.63%
9/30/17	12.32	0.12	1.69		1.81	(0.21)	(0.09)	(0.30)	13.83	15.04%		30,323	0.43%		0.39%		0.97%
9/30/16	11.55	0.19	0.86		1.05	(0.19)	(0.09)	(0.28)	12.32	9.25%		27,200	0.46%		0.35%		1.64%
9/30/15[i]	12.53	0.01	(0.73)		(0.72)	-	(0.26)	(0.26)	11.55	(5.78%	)[b]	19,970	0.51%	[a]	0.35%	[a]	0.11%	[a]
12/31/14	12.83	0.39	0.06		0.45	(0.31)	(0.44)	(0.75)	12.53	3.38%		18,330	0.58%		0.35%		2.95%
Class A
9/30/19	$14.12	$0.22	$(0.05	)aa	$0.17	$(0.33)	$(1.27)	$(1.60)	$12.69	3.21%		$34,479	0.67%		0.60%		1.74%
9/30/18	13.70	0.17	0.93		1.10	(0.42)	(0.26)	(0.68)	14.12	8.23%		33,548	0.66%		0.62%		1.25%
9/30/17	12.21	0.11	1.65		1.76	(0.18)	(0.09)	(0.27)	13.70	14.73%		26,817	0.68%		0.64%		0.88%
9/30/16	11.45	0.16	0.85		1.01	(0.16)	(0.09)	(0.25)	12.21	8.95%		31,291	0.71%		0.60%		1.41%
9/30/15[i]	12.45	(0.01)	(0.73)		(0.74)	-	(0.26)	(0.26)	11.45	(5.97%	)[b]	25,646	0.76%	[a]	0.60%	[a]	(0.11%	)[a]
12/31/14	12.75	0.21	0.20		0.41	(0.27)	(0.44)	(0.71)	12.45	3.13%		11,968	0.85%		0.61%		1.64%
Class R4
9/30/19	$14.06	$0.27	$(0.09	)aa	$0.18	$(0.34)	$(1.27)	$(1.61)	$12.63	3.37%		$49,044	0.57%		0.50%		2.17%
9/30/18	13.67	0.19	0.91		1.10	(0.45)	(0.26)	(0.71)	14.06	8.28%		56,342	0.56%		0.52%		1.40%
9/30/17	12.18	0.10	1.67		1.77	(0.19)	(0.09)	(0.28)	13.67	14.92%		48,392	0.58%		0.54%		0.80%
9/30/16	11.45	0.19	0.83		1.02	(0.20)	(0.09)	(0.29)	12.18	9.04%		37,564	0.61%		0.50%		1.66%
9/30/15[i]	12.44	0.00 [d]	(0.73)		(0.73)	-	(0.26)	(0.26)	11.45	(5.90%	)[b]	14,047	0.66%	[a]	0.50%	[a]	0.03%	[a]
12/31/14[h]	12.89	0.32	(0.03)		0.29	(0.30)	(0.44)	(0.74)	12.44	2.15%	[b]	8,687	0.73%	[a]	0.50%	[a]	3.30%	[a]
Class R3
9/30/19	$14.02	$0.24	$(0.10	)aa	$0.14	$(0.31)	$(1.27)	$(1.58)	$12.58	2.99%		$61,925	0.82%		0.75%		1.95%
9/30/18	13.62	0.17	0.90		1.07	(0.41)	(0.26)	(0.67)	14.02	8.08%		69,914	0.81%		0.77%		1.26%
9/30/17	12.15	0.07	1.66		1.73	(0.17)	(0.09)	(0.26)	13.62	14.55%		64,790	0.83%		0.79%		0.58%
9/30/16	11.41	0.13	0.87		1.00	(0.17)	(0.09)	(0.26)	12.15	8.85%		57,715	0.86%		0.75%		1.08%
9/30/15[i]	12.42	(0.02)	(0.73)		(0.75)	-	(0.26)	(0.26)	11.41	(6.07%	)[b]	30,900	0.91%	[a]	0.75%	[a]	(0.20%	)[a]
12/31/14[h]	12.89	0.28	(0.03)		0.25	(0.28)	(0.44)	(0.72)	12.42	1.86%	[b]	16,061	0.98%	[a]	0.75%	[a]	2.89%	[a]

	Year ended September 30				Period ended September 30, 2015[b]	Year ended December 31, 2014
	2019	2018	2017	2016
Portfolio turnover rate	50%	62%	41%	69%	35%	31%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
aa

The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.

MASSMUTUAL RETIRESMART BY JPMORGAN 2040 FUND

		Income (loss) from investment operations					Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j		Net realized and unrealized gain (loss) on investments		Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
9/30/19	$13.81	$0.28		$(0.16	)aa	$0.12	$(0.39)	$(1.35)	$(1.74)	$12.19	3.22%	$28,872	0.09%	0.04%	2.32%
9/30/18	13.23	0.27		0.92		1.19	(0.49)	(0.12)	(0.61)	13.81	9.19%	12,676	0.08%	0.05%	2.00%
9/30/17	11.65	0.12		1.69		1.81	(0.23)	-	(0.23)	13.23	15.80%	10,771	0.08%	0.07%	0.99%
9/30/16	11.24	0.19		0.84		1.03	(0.23)	(0.39)	(0.62)	11.65	9.52%	4,137	0.08%	0.04%	1.72%
9/30/15[i]	12.41	0.00	[d]	(0.69)		(0.69)	-	(0.48)	(0.48)	11.24	(5.70%)[b]	2,611	0.08%[a]	0.04%[a]	0.05%[a]
12/31/14[h]	12.96	0.51		(0.18)		0.33	(0.51)	(0.37)	(0.88)	12.41	2.49%[b]	45,481	0.07%[a]	0.04%[a]	5.19%[a]
Class R5
9/30/19	$13.80	$0.22		$(0.11	)aa	$0.11	$(0.38)	$(1.35)	$(1.73)	$12.18	3.14%	$63,062	0.19%	0.14%	1.84%
9/30/18	13.22	0.26		0.92		1.18	(0.48)	(0.12)	(0.60)	13.80	9.10%	10,301	0.18%	0.15%	1.94%
9/30/17	11.65	0.10		1.69		1.79	(0.22)	-	(0.22)	13.22	15.61%	20,737	0.18%	0.17%	0.78%
9/30/16	11.23	0.08		0.95		1.03	(0.22)	(0.39)	(0.61)	11.65	9.53%	11,346	0.18%	0.14%	0.72%
9/30/15[i]	12.40	0.04		(0.73)		(0.69)	-	(0.48)	(0.48)	11.23	(5.71%)[b]	2,715	0.18%[a]	0.14%[a]	0.42%[a]
12/31/14[h]	12.96	0.97		(0.65)		0.32	(0.51)	(0.37)	(0.88)	12.40	2.39%[b]	1,772	0.17%[a]	0.14%[a]	9.89%[a]
Service Class
9/30/19	$13.81	$0.34		$(0.23	)aa	$0.11	$(0.34)	$(1.35)	$(1.69)	$12.23	3.08%	$22,042	0.29%	0.24%	2.77%
9/30/18	13.23	0.23		0.93		1.16	(0.46)	(0.12)	(0.58)	13.81	8.95%	68,297	0.28%	0.25%	1.71%
9/30/17	11.66	0.14		1.63		1.77	(0.20)	-	(0.20)	13.23	15.45%	81,099	0.28%	0.27%	1.16%
9/30/16	11.24	0.23		0.78		1.01	(0.20)	(0.39)	(0.59)	11.66	9.37%	90,564	0.28%	0.24%	2.06%
9/30/15[i]	12.42	0.02		(0.72)		(0.70)	-	(0.48)	(0.48)	11.24	(5.78%)[b]	101,768	0.28%[a]	0.24%[a]	0.19%[a]
12/31/14	12.81	0.18		0.28		0.46	(0.48)	(0.37)	(0.85)	12.42	3.54%	115,397	0.26%	0.24%	1.38%
Administrative Class
9/30/19	$13.77	$0.26		$(0.16	)aa	$0.10	$(0.35)	$(1.35)	$(1.70)	$12.17	2.99%	$75,729	0.39%	0.34%	2.20%
9/30/18	13.19	0.22		0.92		1.14	(0.44)	(0.12)	(0.56)	13.77	8.86%	73,290	0.38%	0.35%	1.66%
9/30/17	11.62	0.12		1.64		1.76	(0.19)	-	(0.19)	13.19	15.39%	73,514	0.38%	0.37%	0.98%
9/30/16	11.21	0.19		0.80		0.99	(0.19)	(0.39)	(0.58)	11.62	9.21%	83,838	0.38%	0.34%	1.74%
9/30/15[i]	12.40	0.01		(0.72)		(0.71)	-	(0.48)	(0.48)	11.21	(5.87%)[b]	85,749	0.38%[a]	0.34%[a]	0.11%[a]
12/31/14	12.80	0.26		0.19		0.45	(0.48)	(0.37)	(0.85)	12.40	3.44%	85,857	0.36%	0.34%	1.98%
Class A
9/30/19	$13.66	$0.20		$(0.14	)aa	$0.06	$(0.30)	$(1.35)	$(1.65)	$12.07	2.68%	$42,006	0.64%	0.59%	1.71%
9/30/18	13.09	0.18		0.92		1.10	(0.41)	(0.12)	(0.53)	13.66	8.54%	44,233	0.63%	0.60%	1.34%
9/30/17	11.53	0.11		1.61		1.72	(0.16)	-	(0.16)	13.09	15.16%	41,159	0.63%	0.62%	0.88%
9/30/16	11.12	0.16		0.80		0.96	(0.16)	(0.39)	(0.55)	11.53	8.97%	50,466	0.63%	0.59%	1.44%
9/30/15[i]	12.33	(0.01)		(0.72)		(0.73)	-	(0.48)	(0.48)	11.12	(6.07%)[b]	48,822	0.63%[a]	0.59%[a]	(0.13%)[a]
12/31/14	12.72	0.15		0.26		0.41	(0.43)	(0.37)	(0.80)	12.33	3.15%	42,940	0.63%	0.61%	1.14%
Class R4
9/30/19	$13.56	$0.24		$(0.16	)aa	$0.08	$(0.33)	$(1.35)	$(1.68)	$11.96	2.84%	$43,641	0.54%	0.49%	2.05%
9/30/18	13.01	0.19		0.91		1.10	(0.43)	(0.12)	(0.55)	13.56	8.63%	46,980	0.53%	0.50%	1.40%
9/30/17	11.47	0.10		1.62		1.72	(0.18)	-	(0.18)	13.01	15.23%	41,195	0.53%	0.52%	0.79%
9/30/16	11.09	0.16		0.81		0.97	(0.20)	(0.39)	(0.59)	11.47	9.06%	36,572	0.53%	0.49%	1.45%
9/30/15[i]	12.28	0.00	[d]	(0.71)		(0.71)	-	(0.48)	(0.48)	11.09	(5.93%)[b]	16,356	0.53%[a]	0.49%[a]	0.02%[a]
12/31/14[h]	12.85	0.29		(0.01)		0.28	(0.48)	(0.37)	(0.85)	12.28	2.10%[b]	11,987	0.52%[a]	0.49%[a]	2.91%[a]
Class R3
9/30/19	$13.36	$0.21		$(0.18	)aa	$0.03	$(0.29)	$(1.35)	$(1.64)	$11.75	2.48%	$59,312	0.79%	0.74%	1.85%
9/30/18	12.82	0.16		0.90		1.06	(0.40)	(0.12)	(0.52)	13.36	8.44%	64,385	0.78%	0.75%	1.19%
9/30/17	11.31	0.06		1.61		1.67	(0.16)	-	(0.16)	12.82	14.95%	59,300	0.78%	0.77%	0.51%
9/30/16	10.94	0.11		0.82		0.93	(0.17)	(0.39)	(0.56)	11.31	8.80%	50,774	0.78%	0.74%	1.01%
9/30/15[i]	12.15	(0.02)		(0.71)		(0.73)	-	(0.48)	(0.48)	10.94	(6.16%)[b]	26,610	0.78%[a]	0.74%[a]	(0.25%)[a]
12/31/14	12.60	0.33		0.05		0.38	(0.46)	(0.37)	(0.83)	12.15	2.95%	21,517	0.78%	0.76%	2.57%

	Year ended September 30				Period ended September 30, 2015[b]	Year ended December 31, 2014
	2019	2018	2017	2016
Portfolio turnover rate	40%	59%	37%	70%	35%	30%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
aa

The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.

MASSMUTUAL RETIRESMART BY JPMORGAN 2045 FUND

		Income (loss) from investment operations				Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments		Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/19	$14.41	$0.29	$(0.18	)aa	$0.11	$(0.39)	$(1.38)	$(1.77)	$12.75	3.08%		$19,099	0.18%		0.02%		2.32%
9/30/18	13.88	0.21	1.06		1.27	(0.51)	(0.23)	(0.74)	14.41	9.38%		9,650	0.18%		0.03%		1.51%
9/30/17	12.32	0.13	1.80		1.93	(0.23)	(0.14)	(0.37)	13.88	16.07%		6,210	0.21%		0.06%		0.98%
9/30/16	11.53	0.18	0.93		1.11	(0.22)	(0.10)	(0.32)	12.32	9.79%		3,428	0.27%		0.02%		1.50%
9/30/15[i]	12.55	0.01	(0.73)		(0.72)	-	(0.30)	(0.30)	11.53	(5.85%	)[b]	1,399	0.37%	[a]	0.02%	[a]	0.09%	[a]
12/31/14[h]	12.98	0.47	(0.13)		0.34	(0.32)	(0.45)	(0.77)	12.55	2.57%	[b]	6,636	0.51%	[a]	0.02%	[a]	4.80%	[a]
Class R5
9/30/19	$14.41	$0.12	$(0.02	)aa	$0.10	$(0.37)	$(1.38)	$(1.75)	$12.76	3.02%		$750	0.28%		0.12%		0.92%
9/30/18	13.88	0.33	0.92		1.25	(0.49)	(0.23)	(0.72)	14.41	9.24%		147	0.28%		0.14%		2.33%
9/30/17	12.31	0.17	1.74		1.91	(0.20)	(0.14)	(0.34)	13.88	15.92%		219	0.31%		0.15%		1.34%
9/30/16	11.52	0.34	0.76		1.10	(0.21)	(0.10)	(0.31)	12.31	9.68%		355	0.37%		0.12%		2.93%
9/30/15[i]	12.55	0.03	(0.76)		(0.73)	-	(0.30)	(0.30)	11.52	(5.93%	)[b]	1,637	0.47%	[a]	0.12%	[a]	0.32%	[a]
12/31/14[h]	12.98	1.17	(0.83)		0.34	(0.32)	(0.45)	(0.77)	12.55	2.56%	[b]	1,673	0.61%	[a]	0.12%	[a]	11.87%	[a]
Service Class
9/30/19	$14.39	$0.32	$(0.23	)aa	$0.09	$(0.35)	$(1.38)	$(1.73)	$12.75	2.92%		$3,874	0.38%		0.22%		2.58%
9/30/18	13.86	0.23	1.01		1.24	(0.48)	(0.23)	(0.71)	14.39	9.19%		9,964	0.38%		0.24%		1.66%
9/30/17	12.31	0.14	1.75		1.89	(0.20)	(0.14)	(0.34)	13.86	15.77%		10,572	0.41%		0.25%		1.08%
9/30/16	11.52	0.22	0.87		1.09	(0.20)	(0.10)	(0.30)	12.31	9.60%		10,622	0.47%		0.22%		1.84%
9/30/15[i]	12.56	0.02	(0.76)		(0.74)	-	(0.30)	(0.30)	11.52	(6.00%	)[b]	8,282	0.57%	[a]	0.22%	[a]	0.26%	[a]
12/31/14	12.83	0.15	0.32		0.47	(0.29)	(0.45)	(0.74)	12.56	3.62%		5,342	0.72%		0.22%		1.17%
Administrative Class
9/30/19	$14.35	$0.26	$(0.19	)aa	$0.07	$(0.35)	$(1.38)	$(1.73)	$12.69	2.72%		$21,597	0.48%		0.32%		2.12%
9/30/18	13.82	0.22	1.01		1.23	(0.47)	(0.23)	(0.70)	14.35	9.12%		18,549	0.48%		0.34%		1.54%
9/30/17	12.28	0.11	1.76		1.87	(0.19)	(0.14)	(0.33)	13.82	15.64%		16,509	0.51%		0.36%		0.86%
9/30/16	11.50	0.17	0.90		1.07	(0.19)	(0.10)	(0.29)	12.28	9.42%		12,831	0.57%		0.32%		1.47%
9/30/15[i]	12.54	0.01	(0.75)		(0.74)	-	(0.30)	(0.30)	11.50	(6.01%	)[b]	9,250	0.67%	[a]	0.32%	[a]	0.15%	[a]
12/31/14	12.83	0.36	0.10		0.46	(0.30)	(0.45)	(0.75)	12.54	3.52%		6,304	0.81%		0.32%		2.76%
Class A
9/30/19	$14.22	$0.20	$(0.15	)aa	$0.05	$(0.31)	$(1.38)	$(1.69)	$12.58	2.54%		$19,901	0.73%		0.57%		1.61%
9/30/18	13.70	0.18	0.99		1.17	(0.42)	(0.23)	(0.65)	14.22	8.77%		19,675	0.74%		0.59%		1.25%
9/30/17	12.17	0.10	1.73		1.83	(0.16)	(0.14)	(0.30)	13.70	15.43%		16,011	0.76%		0.60%		0.82%
9/30/16	11.40	0.16	0.87		1.03	(0.16)	(0.10)	(0.26)	12.17	9.11%		17,430	0.82%		0.57%		1.35%
9/30/15[i]	12.46	(0.01)	(0.75)		(0.76)	-	(0.30)	(0.30)	11.40	(6.21%	)[b]	14,156	0.92%	[a]	0.57%	[a]	(0.11%	)[a]
12/31/14	12.75	0.21	0.21		0.42	(0.26)	(0.45)	(0.71)	12.46	3.28%		7,199	1.08%		0.58%		1.58%
Class R4
9/30/19	$14.15	$0.24	$(0.18	)aa	$0.06	$(0.32)	$(1.38)	$(1.70)	$12.51	2.68%		$29,963	0.63%		0.47%		1.93%
9/30/18	13.65	0.20	0.98		1.18	(0.45)	(0.23)	(0.68)	14.15	8.86%		30,899	0.63%		0.49%		1.42%
9/30/17	12.13	0.09	1.75		1.84	(0.18)	(0.14)	(0.32)	13.65	15.52%		27,976	0.66%		0.51%		0.71%
9/30/16	11.38	0.17	0.87		1.04	(0.19)	(0.10)	(0.29)	12.13	9.27%		22,131	0.72%		0.47%		1.44%
9/30/15[i]	12.43	0.00 [d]	(0.75)		(0.75)	-	(0.30)	(0.30)	11.38	(6.15%	)[b]	9,264	0.82%	[a]	0.47%	[a]	0.04%	[a]
12/31/14[h]	12.88	0.30	(0.01)		0.29	(0.29)	(0.45)	(0.74)	12.43	2.22%	[b]	5,315	0.96%	[a]	0.47%	[a]	3.10%	[a]
Class R3
9/30/19	$14.11	$0.22	$(0.19	)aa	$0.03	$(0.29)	$(1.38)	$(1.67)	$12.47	2.41%		$46,767	0.88%		0.72%		1.82%
9/30/18	13.61	0.16	0.99		1.15	(0.42)	(0.23)	(0.65)	14.11	8.62%		49,481	0.88%		0.74%		1.19%
9/30/17	12.10	0.06	1.74		1.80	(0.15)	(0.14)	(0.29)	13.61	15.25%		44,618	0.91%		0.76%		0.48%
9/30/16	11.36	0.12	0.88		1.00	(0.16)	(0.10)	(0.26)	12.10	8.96%		36,332	0.97%		0.72%		1.02%
9/30/15[i]	12.43	(0.02)	(0.75)		(0.77)	-	(0.30)	(0.30)	11.36	(6.31%	)[b]	17,369	1.07%	[a]	0.72%	[a]	(0.21%	)[a]
12/31/14[h]	12.88	0.29	(0.02)		0.27	(0.27)	(0.45)	(0.72)	12.43	2.10%	[b]	9,628	1.21%	[a]	0.72%	[a]	2.25%	[a]

	Year ended September 30				Period ended September 30, 2015[b]	Year ended December 31, 2014
	2019	2018	2017	2016
Portfolio turnover rate	46%	58%	39%	68%	32%	26%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
aa

The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.

MASSMUTUAL RETIRESMART BY JPMORGAN 2050 FUND

		Income (loss) from investment operations					Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j		Net realized and unrealized gain (loss) on investments		Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/19	$10.18	$0.20		$(0.15	)aa	$0.05	$(0.28)	$(1.15)	$(1.43)	$8.80	3.10%		$15,050	0.14%		0.02%		2.27%
9/30/18	9.77	0.18		0.77		0.95	(0.36)	(0.18)	(0.54)	10.18	10.02%		5,973	0.14%		0.04%		1.82%
9/30/17	8.52	0.09		1.33		1.42	(0.15)	(0.02)	(0.17)	9.77	17.03%		3,775	0.15%		0.06%		0.96%
9/30/16	8.08	0.13		0.64		0.77	(0.15)	(0.18)	(0.33)	8.52	9.82%		2,211	0.18%		0.02%		1.54%
9/30/15[i]	8.96	0.00	[d]	(0.53)		(0.53)	-	(0.35)	(0.35)	8.08	(6.07%	)[b]	1,123	0.20%	[a]	0.02%	[a]	0.03%	[a]
12/31/14[h]	9.90	0.36		(0.09)		0.27	(0.24)	(0.97)	(1.21)	8.96	2.57%	[b]	19,990	0.16%	[a]	0.02%	[a]	4.93%	[a]
Class R5
9/30/19	$10.16	$0.17		$(0.13	)aa	$0.04	$(0.27)	$(1.15)	$(1.42)	$8.78	3.03%		$45,022	0.24%		0.12%		1.94%
9/30/18	9.76	0.18		0.75		0.93	(0.35)	(0.18)	(0.53)	10.16	9.83%		5,701	0.24%		0.14%		1.78%
9/30/17	8.51	0.06		1.35		1.41	(0.14)	(0.02)	(0.16)	9.76	16.95%		14,378	0.25%		0.16%		0.72%
9/30/16	8.07	0.04		0.73		0.77	(0.15)	(0.18)	(0.33)	8.51	9.73%		7,907	0.28%		0.12%		0.45%
9/30/15[i]	8.96	0.02		(0.56)		(0.54)	-	(0.35)	(0.35)	8.07	(6.19%	)[b]	974	0.30%	[a]	0.12%	[a]	0.33%	[a]
12/31/14[h]	9.90	0.60		(0.33)		0.27	(0.24)	(0.97)	(1.21)	8.96	2.56%	[b]	790	0.26%	[a]	0.12%	[a]	8.13%	[a]
Service Class
9/30/19	$10.17	$0.24		$(0.20	)aa	$0.04	$(0.24)	$(1.15)	$(1.39)	$8.82	2.92%		$8,399	0.34%		0.22%		2.73%
9/30/18	9.76	0.15		0.78		0.93	(0.34)	(0.18)	(0.52)	10.17	9.81%		41,405	0.34%		0.24%		1.55%
9/30/17	8.51	0.08		1.32		1.40	(0.13)	(0.02)	(0.15)	9.76	16.81%		40,188	0.35%		0.26%		0.94%
9/30/16	8.07	0.15		0.61		0.76	(0.14)	(0.18)	(0.32)	8.51	9.60%		37,620	0.38%		0.22%		1.90%
9/30/15[i]	8.97	0.01		(0.56)		(0.55)	-	(0.35)	(0.35)	8.07	(6.30%	)[b]	37,899	0.40%	[a]	0.22%	[a]	0.21%	[a]
12/31/14	9.79	0.12		0.25		0.37	(0.22)	(0.97)	(1.19)	8.97	3.59%		38,141	0.34%		0.22%		1.19%
Administrative Class
9/30/19	$10.16	$0.18		$(0.15	)aa	$0.03	$(0.25)	$(1.15)	$(1.40)	$8.79	2.84%		$52,850	0.44%		0.32%		2.06%
9/30/18	9.75	0.15		0.77		0.92	(0.33)	(0.18)	(0.51)	10.16	9.72%		44,569	0.44%		0.34%		1.47%
9/30/17	8.51	0.07		1.32		1.39	(0.13)	(0.02)	(0.15)	9.75	16.60%		37,139	0.45%		0.36%		0.76%
9/30/16	8.06	0.13		0.63		0.76	(0.13)	(0.18)	(0.31)	8.51	9.64%		33,053	0.48%		0.32%		1.55%
9/30/15[i]	8.97	0.01		(0.57)		(0.56)	-	(0.35)	(0.35)	8.06	(6.41%	)[b]	27,378	0.50%	[a]	0.32%	[a]	0.13%	[a]
12/31/14	9.80	0.18		0.18		0.36	(0.22)	(0.97)	(1.19)	8.97	3.49%		23,872	0.45%		0.31%		1.81%
Class A
9/30/19	$10.08	$0.15		$(0.14	)aa	$0.01	$(0.22)	$(1.15)	$(1.37)	$8.72	2.54%		$21,195	0.69%		0.57%		1.70%
9/30/18	9.68	0.12		0.76		0.88	(0.30)	(0.18)	(0.48)	10.08	9.34%		20,721	0.69%		0.59%		1.25%
9/30/17	8.44	0.06		1.31		1.37	(0.11)	(0.02)	(0.13)	9.68	16.48%		19,612	0.70%		0.61%		0.62%
9/30/16	8.01	0.10		0.62		0.72	(0.11)	(0.18)	(0.29)	8.44	9.18%		20,244	0.73%		0.57%		1.29%
9/30/15[i]	8.92	(0.01)		(0.55)		(0.56)	-	(0.35)	(0.35)	8.01	(6.44%	)[b]	16,516	0.75%	[a]	0.57%	[a]	(0.12%	)[a]
12/31/14	9.75	0.12		0.20		0.32	(0.18)	(0.97)	(1.15)	8.92	3.18%		12,039	0.71%		0.58%		1.25%
Class R4
9/30/19	$10.05	$0.16		$(0.15	)aa	$0.01	$(0.23)	$(1.15)	$(1.38)	$8.68	2.66%		$23,206	0.59%		0.47%		1.91%
9/30/18	9.65	0.13		0.77		0.90	(0.32)	(0.18)	(0.50)	10.05	9.56%		22,706	0.59%		0.49%		1.37%
9/30/17	8.42	0.06		1.31		1.37	(0.12)	(0.02)	(0.14)	9.65	16.52%		20,958	0.60%		0.51%		0.70%
9/30/16	8.00	0.10		0.63		0.73	(0.13)	(0.18)	(0.31)	8.42	9.32%		19,931	0.63%		0.47%		1.30%
9/30/15[i]	8.91	0.00	[d]	(0.56)		(0.56)	-	(0.35)	(0.35)	8.00	(6.45%	)[b]	9,533	0.65%	[a]	0.47%	[a]	0.02%	[a]
12/31/14[h]	9.85	0.19		0.05		0.24	(0.21)	(0.97)	(1.18)	8.91	2.35%	[b]	7,133	0.61%	[a]	0.47%	[a]	2.57%	[a]
Class R3
9/30/19	$9.96	$0.16		$(0.16	)aa	$0.00 [d]	$(0.21)	$(1.15)	$(1.36)	$8.60	2.44%		$34,061	0.84%		0.72%		1.86%
9/30/18	9.57	0.11		0.76		0.87	(0.30)	(0.18)	(0.48)	9.96	9.28%		39,324	0.84%		0.74%		1.13%
9/30/17	8.36	0.03		1.30		1.33	(0.10)	(0.02)	(0.12)	9.57	16.20%		35,264	0.85%		0.76%		0.38%
9/30/16	7.94	0.07		0.64		0.71	(0.11)	(0.18)	(0.29)	8.36	9.12%		28,523	0.88%		0.72%		0.91%
9/30/15[i]	8.87	(0.02)		(0.56)		(0.58)	-	(0.35)	(0.35)	7.94	(6.71%	)[b]	14,173	0.90%	[a]	0.72%	[a]	(0.26%	)[a]
12/31/14	9.73	0.22		0.09		0.31	(0.20)	(0.97)	(1.17)	8.87	3.03%		11,800	0.88%		0.74%		2.24%

	Year ended September 30				Period ended September 30, 2015[b]	Year ended December 31, 2014
	2019	2018	2017	2016
Portfolio turnover rate	40%	65%	43%	68%	47%	37%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
aa

The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.

MASSMUTUAL RETIRESMART BY JPMORGAN 2055 FUND

		Income (loss) from investment operations				Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments		Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000)’s	Ratio of expenses to average daily net assets before expense waivers[w]		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/19	$12.04	$0.24	$(0.13	)aa	$0.11	$(0.33)	$(1.09)	$(1.42)	$10.73	3.15%		$7,761	0.41%		0.00%		2.31%
9/30/18	11.71	0.19	0.94		1.13	(0.44)	(0.36)	(0.80)	12.04	9.97%		3,804	0.49%		0.02%		1.61%
9/30/17	10.30	0.10	1.62		1.72	(0.17)	(0.14)	(0.31)	11.71	17.23%		2,188	0.65%		0.04%		0.93%
9/30/16	9.59	0.17	0.77		0.94	(0.17)	(0.06)	(0.23)	10.30	9.92%		952	1.16%		0.00%		1.69%
9/30/15[i]	10.38	0.04	(0.67)		(0.63)	-	(0.16)	(0.16)	9.59	(6.11%	)[b]	466	2.58%	[a]	0.00%	[a]	0.54%	[a]
12/31/14[h]	10.62	0.19	0.09		0.28	(0.28)	(0.24)	(0.52)	10.38	2.60%	[b]	103	4.83%	[a]	0.00%	[a]	2.34%	[a]
Class R5
9/30/19	$12.04	$0.17	$(0.08	)aa	$0.09	$(0.31)	$(1.09)	$(1.40)	$10.73	3.02%		$534	0.51%		0.10%		1.61%
9/30/18	11.71	0.15	0.96		1.11	(0.42)	(0.36)	(0.78)	12.04	9.84%		231	0.59%		0.11%		1.24%
9/30/17	10.29	0.13	1.59		1.72	(0.16)	(0.14)	(0.30)	11.71	17.14%		139	0.77%		0.13%		1.19%
9/30/16	9.60	0.24	0.68		0.92	(0.17)	(0.06)	(0.23)	10.29	9.69%		174	1.26%		0.10%		2.48%
9/30/15[i]	10.40	0.03	(0.67)		(0.64)	-	(0.16)	(0.16)	9.60	(6.20%	)[b]	357	2.68%	[a]	0.10%	[a]	0.40%	[a]
12/31/14[h]	10.62	0.38	(0.10)		0.28	(0.26)	(0.24)	(0.50)	10.40	2.54%	[b]	268	4.93%	[a]	0.10%	[a]	4.65%	[a]
Service Class
9/30/19	$12.05	$0.28	$(0.19	)aa	$0.09	$(0.30)	$(1.09)	$(1.39)	$10.75	2.99%		$2,291	0.61%		0.20%		2.63%
9/30/18	11.72	0.18	0.93		1.11	(0.42)	(0.36)	(0.78)	12.05	9.78%		5,512	0.69%		0.22%		1.55%
9/30/17	10.32	0.10	1.60		1.70	(0.16)	(0.14)	(0.30)	11.72	16.92%		4,159	0.86%		0.23%		0.88%
9/30/16	9.62	0.15	0.77		0.92	(0.16)	(0.06)	(0.22)	10.32	9.69%		2,737	1.36%		0.20%		1.54%
9/30/15[i]	10.43	0.02	(0.67)		(0.65)	-	(0.16)	(0.16)	9.62	(6.28%	)[b]	1,442	2.78%	[a]	0.20%	[a]	0.27%	[a]
12/31/14	10.50	0.20	0.20		0.40	(0.23)	(0.24)	(0.47)	10.43	3.71%		1,069	4.78%		0.21%		1.89%
Administrative Class
9/30/19	$12.00	$0.21	$(0.14	)aa	$0.07	$(0.29)	$(1.09)	$(1.38)	$10.69	2.79%		$8,364	0.71%		0.30%		1.98%
9/30/18	11.67	0.18	0.92		1.10	(0.41)	(0.36)	(0.77)	12.00	9.73%		6,286	0.79%		0.32%		1.52%
9/30/17	10.28	0.08	1.60		1.68	(0.15)	(0.14)	(0.29)	11.67	16.83%		5,022	0.95%		0.34%		0.71%
9/30/16	9.58	0.14	0.77		0.91	(0.15)	(0.06)	(0.21)	10.28	9.64%		2,512	1.46%		0.30%		1.43%
9/30/15[i]	10.40	0.02	(0.68)		(0.66)	-	(0.16)	(0.16)	9.58	(6.39%	)[b]	1,281	2.88%	[a]	0.30%	[a]	0.19%	[a]
12/31/14	10.50	0.32	0.06		0.38	(0.24)	(0.24)	(0.48)	10.40	3.52%		774	5.04%		0.30%		2.99%
Class A
9/30/19	$11.97	$0.16	$(0.11	)aa	$0.05	$(0.26)	$(1.09)	$(1.35)	$10.67	2.55%		$7,587	0.96%		0.55%		1.57%
9/30/18	11.64	0.12	0.94		1.06	(0.37)	(0.36)	(0.73)	11.97	9.41%		7,070	1.04%		0.57%		1.02%
9/30/17	10.25	0.08	1.58		1.66	(0.13)	(0.14)	(0.27)	11.64	16.58%		4,975	1.22%		0.58%		0.77%
9/30/16	9.56	0.13	0.75		0.88	(0.13)	(0.06)	(0.19)	10.25	9.32%		4,294	1.71%		0.55%		1.36%
9/30/15[i]	10.39	(0.00)[d]	(0.67)		(0.67)	-	(0.16)	(0.16)	9.56	(6.49%	)[b]	3,109	3.13%	[a]	0.55%	[a]	(0.01%	)[a]
12/31/14	10.50	0.27	0.08		0.35	(0.22)	(0.24)	(0.46)	10.39	3.24%		638	5.26%		0.56%		2.52%
Class R4
9/30/19	$11.94	$0.21	$(0.14	)aa	$0.07	$(0.28)	$(1.09)	$(1.37)	$10.64	2.75%		$12,251	0.86%		0.45%		2.02%
9/30/18	11.62	0.14	0.93		1.07	(0.39)	(0.36)	(0.75)	11.94	9.50%		11,111	0.94%		0.47%		1.19%
9/30/17	10.24	0.06	1.60		1.66	(0.14)	(0.14)	(0.28)	11.62	16.66%		7,998	1.10%		0.49%		0.54%
9/30/16	9.55	0.13	0.77		0.90	(0.15)	(0.06)	(0.21)	10.24	9.50%		4,650	1.61%		0.45%		1.34%
9/30/15[i]	10.38	0.00 [d]	(0.67)		(0.67)	-	(0.16)	(0.16)	9.55	(6.50%	)[b]	894	3.03%	[a]	0.45%	[a]	0.05%	[a]
12/31/14[h]	10.61	0.29	(0.04)		0.25	(0.24)	(0.24)	(0.48)	10.38	2.28%	[b]	720	5.28%	[a]	0.45%	[a]	3.59%	[a]
Class R3
9/30/19	$11.88	$0.19	$(0.15	)aa	$0.04	$(0.25)	$(1.09)	$(1.34)	$10.58	2.44%		$22,185	1.11%		0.70%		1.79%
9/30/18	11.57	0.13	0.90		1.03	(0.36)	(0.36)	(0.72)	11.88	9.22%		21,236	1.19%		0.72%		1.10%
9/30/17	10.20	0.04	1.59		1.63	(0.12)	(0.14)	(0.26)	11.57	16.41%		16,657	1.36%		0.73%		0.41%
9/30/16	9.53	0.08	0.78		0.86	(0.13)	(0.06)	(0.19)	10.20	9.14%		12,090	1.86%		0.70%		0.82%
9/30/15[i]	10.37	(0.01)	(0.67)		(0.68)	-	(0.16)	(0.16)	9.53	(6.60%	)[b]	3,842	3.28%	[a]	0.70%	[a]	(0.16%	)[a]
12/31/14[h]	10.61	0.25	(0.02)		0.23	(0.23)	(0.24)	(0.47)	10.37	2.10%	[b]	1,302	5.53%	[a]	0.70%	[a]	3.12%	[a]

	Year ended September 30				Period ended September 30, 2015[b]	Year ended September 30, 2014
	2019	2018	2017	2016
Portfolio turnover rate	50%	62%	47%	74%	32%	26%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period April 1, 2014 (commencement of operations) through December 31, 2014.
i	For the period January 1, 2015 through September 30, 2015.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
aa

The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.

MASSMUTUAL RETIRESMART BY JPMORGAN 2060 FUND

		Income (loss) from investment operations			Less distributions to shareholders							Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/19	$11.92	$0.28	$(0.19)	$0.09	$(0.32)	$(1.16)	$(1.48)	$10.53	3.15%		$10,904	1.57%		0.00%		2.70%
9/30/18	11.40	0.22	0.89	1.11	(0.39)	(0.20)	(0.59)	11.92	10.03%		11,994	1.68%		0.02%		1.90%
9/30/17	10.17	0.12	1.54	1.66	(0.18)	(0.25)	(0.43)	11.40	17.02%		11,238	2.19%		0.04%		1.13%
9/30/16[g]	10.00	0.18	0.14	0.32	(0.15)	-	(0.15)	10.17	3.28%	[b]	9,709	2.66%	[a]	0.00%	[a]	2.18%	[a]
Class R5
9/30/19	$11.91	$0.10	$(0.03)	$0.07	$(0.31)	$(1.16)	$(1.47)	$10.51	2.96%		$1,257	1.67%		0.10%		1.01%
9/30/18	11.39	0.13	0.97	1.10	(0.38)	(0.20)	(0.58)	11.91	9.94%		319	1.78%		0.11%		1.09%
9/30/17	10.16	0.10	1.55	1.65	(0.17)	(0.25)	(0.42)	11.39	16.92%		143	2.27%		0.14%		0.92%
9/30/16[g]	10.00	0.17	0.14	0.31	(0.15)	-	(0.15)	10.16	3.17%	[b]	103	2.76%	[a]	0.10%	[a]	2.08%	[a]
Service Class
9/30/19	$11.90	$0.32	$(0.27)	$0.05	$(0.30)	$(1.16)	$(1.46)	$10.49	2.79%		$529	1.77%		0.20%		3.10%
9/30/18	11.38	0.12	0.98	1.10	(0.38)	(0.20)	(0.58)	11.90	9.88%		668	1.88%		0.21%		1.01%
9/30/17	10.16	0.08	1.56	1.64	(0.17)	(0.25)	(0.42)	11.38	16.76%		275	2.36%		0.24%		0.77%
9/30/16[g]	10.00	0.16	0.15	0.31	(0.15)	-	(0.15)	10.16	3.16%	[b]	114	2.86%	[a]	0.20%	[a]	1.97%	[a]
Administrative Class
9/30/19	$11.87	$0.20	$(0.15)	$0.05	$(0.28)	$(1.16)	$(1.44)	$10.48	2.81%		$665	1.87%		0.30%		1.97%
9/30/18	11.36	0.17	0.91	1.08	(0.37)	(0.20)	(0.57)	11.87	9.71%		448	1.98%		0.32%		1.47%
9/30/17	10.15	0.04	1.59	1.63	(0.17)	(0.25)	(0.42)	11.36	16.67%		349	2.41%		0.34%		0.34%
9/30/16[g]	10.00	0.15	0.15	0.30	(0.15)	-	(0.15)	10.15	3.04%	[b]	115	2.96%	[a]	0.30%	[a]	1.87%	[a]
Class A
9/30/19	$11.86	$0.19	$(0.17)	$0.02	$(0.26)	$(1.16)	$(1.42)	$10.46	2.50%		$437	2.12%		0.55%		1.84%
9/30/18	11.35	0.10	0.95	1.05	(0.34)	(0.20)	(0.54)	11.86	9.47%		304	2.23%		0.56%		0.89%
9/30/17	10.13	0.06	1.54	1.60	(0.13)	(0.25)	(0.38)	11.35	16.40%		155	2.73%		0.59%		0.53%
9/30/16[g]	10.00	0.13	0.14	0.27	(0.14)	-	(0.14)	10.13	2.81%	[b]	114	3.21%	[a]	0.55%	[a]	1.58%	[a]
Class R4
9/30/19	$11.87	$0.14	$(0.11)	$0.03	$(0.27)	$(1.16)	$(1.43)	$10.47	2.60%		$374	2.02%		0.45%		1.36%
9/30/18	11.36	0.14	0.92	1.06	(0.35)	(0.20)	(0.55)	11.87	9.58%		255	2.13%		0.47%		1.24%
9/30/17	10.14	0.06	1.55	1.61	(0.14)	(0.25)	(0.39)	11.36	16.47%		162	2.62%		0.49%		0.55%
9/30/16[g]	10.00	0.14	0.14	0.28	(0.14)	-	(0.14)	10.14	2.93%	[b]	103	3.11%	[a]	0.45%	[a]	1.73%	[a]
Class R3
9/30/19	$11.80	$0.14	$(0.12)	$0.02	$(0.25)	$(1.16)	$(1.41)	$10.41	2.49%		$1,096	2.27%		0.70%		1.38%
9/30/18	11.32	0.08	0.94	1.02	(0.34)	(0.20)	(0.54)	11.80	9.20%		800	2.38%		0.72%		0.73%
9/30/17	10.12	0.02	1.57	1.59	(0.14)	(0.25)	(0.39)	11.32	16.25%		322	2.83%		0.74%		0.15%
9/30/16[g]	10.00	0.12	0.14	0.26	(0.14)	-	(0.14)	10.12	2.70%	[b]	120	3.36%	[a]	0.70%	[a]	1.48%	[a]

	Year ended September 30			Period ended September 30, 2016[b]
	2019	2018	2017
Portfolio turnover rate	51%	58%	29%	54%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
e	Amount is less than 0.005%.
g	For the period November 23, 2015 (commencement of operations) through September 31, 2016.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

Index Descriptions
The Bloomberg Barclays U.S. Aggregate Bond Index measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS). It rolls up into other Bloomberg Barclay’s flagship indexes, such as the multi-currency Global Aggregate Index and the U.S. Universal Index, which includes high yield and emerging markets debt. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.
The Lipper Balanced Fund Index is an unmanaged, equally weighted index of the 30 largest mutual funds within the Lipper Balanced Category. The Index does not reflect any deduction for taxes and cannot be purchased directly by investors.
The S&P 500 Index measures the performance of 500 widely held stocks in the U.S. equity market. Standard and Poor’s chooses member companies for the index based on market size, liquidity, and industry group representation. Included are the stocks of industrial, financial, utility, and transportation companies. Since mid-1989, this composition has been more flexible and the number of issues in each sector has varied. It is market capitalization-weighted. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.
The S&P Target Date® Index Series consists of 12 multi-asset class indexes: the S&P Target Date Retirement Income Index and 11 date-specific indexes, corresponding to a specific target retirement date. Each index provides varying levels of exposure to equities and fixed income. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date. Each Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.
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MassMutual Select Funds
100 Bright Meadow Blvd.
Enfield, Connecticut 06082-1981
Learning More About the Funds
You can learn more about the Funds by reading the Funds’ Annual and Semiannual Reports and the SAI. You may obtain free copies of this information from the Funds or from the SEC using one or more of the methods set forth below. In the Annual and Semiannual Reports, you will find a discussion of market conditions and investment strategies that significantly affected each Fund’s performance during the period covered by the Report and a listing of each Fund’s portfolio securities as of the end of such period. The SAI provides additional information about the Funds and will provide you with more detail regarding the organization and operation of the Funds, including their investment strategies. The SAI is incorporated by reference into this Prospectus and is therefore legally considered a part of this Prospectus.
How to Obtain Information
From MassMutual Select Funds: You may request information about the Funds free of charge (including the Annual/Semiannual Reports and the SAI) or make shareholder inquiries by calling 1-888-309-3539 or by writing MassMutual Select Funds, c/o Massachusetts Mutual Life Insurance Company, 100 Bright Meadow Blvd., Enfield, Connecticut 06082-1981, Attention: MassMutual U.S. Product and Marketing. You may also obtain copies of the Annual/Semiannual Reports and the SAI free of charge at http://www.massmutual.com/funds.
From the SEC: Information about the Funds (including the Annual/Semiannual Reports and the SAI) is available on the SEC’s EDGAR database on its Internet site at http://www.sec.gov. You can also get copies of this information, upon payment of a copying fee, by electronic request at publicinfo@sec.gov.
When obtaining information about the Funds from the SEC, you may find it useful to reference the
Funds’ SEC file number: 811-8274.

MASSMUTUAL SELECT FUNDS
100 BRIGHT MEADOW BLVD.
ENFIELD, CONNECTICUT 06082-1981
STATEMENT OF ADDITIONAL INFORMATION
THIS STATEMENT OF ADDITIONAL INFORMATION (“SAI”) IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS OF MASSMUTUAL SELECT FUNDS (THE “TRUST”) DATED FEBRUARY 1, 2020, AS AMENDED FROM TIME TO TIME (THE “PROSPECTUS”). THIS SAI INCORPORATES HEREIN THE FINANCIAL STATEMENTS OF THE FUNDS BY REFERENCE TO THE TRUST’S ANNUAL REPORTS AS OF SEPTEMBER 30, 2019 (THE “ANNUAL REPORTS”). TO OBTAIN A PROSPECTUS OR AN ANNUAL REPORT, CALL TOLL-FREE 1-888-309-3539, OR WRITE THE TRUST AT THE ABOVE ADDRESS.
This SAI relates to the following Funds:
Fund Name	Class I	Class R5	Service Class	Administrative Class	Class A	Class R4	Class R3
MassMutual Select 20/80 Allocation Fund	MRCUX	MRCSX	MRCYX	MRCLX	MCTAX	MRCZX	MRCVX
MassMutual Select 40/60 Allocation Fund	MRMUX	MROSX	MRMYX	MRMLX	MRMAX	MRMZX	MRMTX
MassMutual Select 60/40 Allocation Fund	MROUX	MRSSX	MROYX	MRSLX	MOGAX	MROZX	MROTX
MassMutual Select 80/20 Allocation Fund	MRGUX	MRRSX	MRGYX	MRGLX	MRRAX	MRGZX	MRGVX
MassMutual RetireSMARTSM by JPMorgan In Retirement Fund	MDRVX	MDRTX	MDRSX	MDRYX	MRDAX	MDRZX	MDRNX
MassMutual RetireSMARTSM by JPMorgan 2020 Fund	MRTDX	MRTBX	MRTSX	MRTYX	MRTAX	MRTHX	MRTNX
MassMutual RetireSMARTSM by JPMorgan 2025 Fund	MMNUX	MMNTX	MMISX	MMIYX	MMSDX	MMNZX	MMNRX
MassMutual RetireSMARTSM by JPMorgan 2030 Fund	MRYUX	MRYTX	MRYSX	MRYYX	MRYAX	MRYZX	MRYNX
MassMutual RetireSMARTSM by JPMorgan 2035 Fund	MMXUX	MMXTX	MMXSX	MMXYX	MMXAX	MMXZX	MMXNX
MassMutual RetireSMARTSM by JPMorgan 2040 Fund	MRFUX	MRFTX	MFRSX	MRFYX	MRFAX	MRFZX	MFRNX
MassMutual RetireSMARTSM by JPMorgan 2045 Fund	MMKUX	MMKTX	MMKSX	MMKYX	MMKAX	MMKZX	MMKNX
MassMutual RetireSMARTSM by JPMorgan 2050 Fund	MMRUX	MMRTX	MMTSX	MMRYX	MMARX	MMRZX	MMRNX
MassMutual RetireSMARTSM by JPMorgan 2055 Fund	MMWZX	MMWUX	MMWSX	MMWYX	MMWAX	MMWEX	MMWTX
MassMutual RetireSMARTSM by JPMorgan 2060 Fund	MMWIX	MMWHX	MMWGX	MMWFX	MMWDX	MMWCX	MMWBX
No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in this SAI or in the related Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representation must not be relied upon as having been authorized by the Trust or MML Distributors, LLC (the “Distributor”). This SAI and the related Prospectus do not constitute an offer by the Trust or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.
Dated February 1, 2020
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GENERAL INFORMATION
MassMutual Select Funds (the “Trust”) is a professionally managed, open-end investment company. This Statement of Additional Information (“SAI”) describes the following 14 diversified series of the Trust: (1) MassMutual Select 20/80 Allocation Fund (formerly known as MassMutual RetireSMARTSM Conservative Fund) (“20/80 Allocation Fund”), (2) MassMutual Select 40/60 Allocation Fund (formerly known as MassMutual RetireSMARTSM Moderate Fund) (“40/60 Allocation Fund”), (3) MassMutual Select 60/40 Allocation Fund (formerly known as MassMutual RetireSMARTSM Moderate Growth Fund) (“60/40 Allocation Fund”), (4) MassMutual Select 80/20 Allocation Fund (formerly known as MassMutual RetireSMARTSM Growth Fund) (“80/20 Allocation Fund”), (5) MassMutual RetireSMARTSM by JPMorgan In Retirement Fund (“MM RetireSMART by JPMorgan In Retirement Fund”), (6) MassMutual RetireSMARTSM by JPMorgan 2020 Fund (“MM RetireSMART by JPMorgan 2020 Fund”), (7) MassMutual RetireSMARTSM by JPMorgan 2025 Fund (“MMRetireSMART by JPMorgan 2025 Fund”), (8) MassMutual RetireSMARTSM by JPMorgan 2030 Fund (“MM RetireSMART by JPMorgan 2030 Fund”), (9) MassMutual RetireSMARTSM by JPMorgan 2035 Fund (“MM RetireSMART by JPMorgan 2035 Fund”), (10) MassMutual RetireSMARTSM by JPMorgan 2040 Fund (“MM RetireSMART by JPMorgan 2040 Fund”), (11) MassMutual RetireSMARTSM by JPMorgan 2045 Fund (“MM RetireSMART by JPMorgan 2045 Fund”), (12) MassMutual RetireSMARTSM by JPMorgan 2050 Fund (“MM RetireSMART by JPMorgan 2050 Fund”), (13) MassMutual RetireSMARTSM by JPMorgan 2055 Fund (“MM RetireSMART by JPMorgan 2055 Fund”), and (14) MassMutual RetireSMARTSM by JPMorgan 2060 Fund (“MM RetireSMART by JPMorgan 2060 Fund”) (each individually referred to as a “Fund” or collectively as the “Funds”). Currently, the Trustees have authorized a total of 55 separate series. Additional series may be created by the Trustees from time-to-time.
The Trust is organized under the laws of The Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated May 28, 1993, as amended and restated as of November 21, 2011, as it may be further amended from time to time (the “Declaration of Trust”). The investment adviser for each of the Funds is MML Investment Advisers, LLC (“MML Advisers”). The subadviser for each of the MassMutual RetireSMART by JPMorgan Funds is J.P. Morgan Investment Management Inc. (“J.P. Morgan”).
ADDITIONAL INVESTMENT POLICIES
Each Fund has a distinct investment objective which it pursues through separate investment policies, as described in the Prospectus and below. The fundamental investment policies and fundamental investment restrictions of a Fund may not be changed without the vote of a majority of that Fund’s outstanding voting securities (which, under the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules thereunder and as used in this SAI and in the Prospectus, means the lesser of  (l) 67% of the shares of that Fund present at a meeting if the holders of more than 50% of the outstanding shares of that Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of that Fund). The Board of Trustees of the Trust (the “Board”) may adopt new or amend or delete existing non-fundamental investment policies and restrictions without shareholder approval. There is no guarantee that any Fund will achieve its investment objective.
Unless otherwise specified, each Fund may engage in the investment practices and techniques described below to the extent consistent with such Fund’s investment objective and fundamental investment restrictions. Not all Funds necessarily will utilize all or any of these practices and techniques at any one time or at all. Investment policies and restrictions described below are non-fundamental and may be changed by the Trustees without shareholder approval, unless otherwise noted. For a description of the ratings of corporate debt securities and money market instruments in which the various Funds may invest, reference should be made to the Appendix.
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Each MassMutual Select Allocation Fund seeks to achieve its investment objective by investing in a combination of U.S. domestic and international mutual funds sponsored by Massachusetts Mutual Life Insurance Company (“MassMutual”) or its affiliates or non-affiliates (“MassMutual Select Allocation Underlying Funds”)1 using an asset allocation strategy. Each MassMutual RetireSMART by JPMorgan Fund seeks to achieve its investment objective by investing in a combination of U.S. domestic and international mutual funds sponsored by MassMutual, J.P. Morgan, or their affiliates or non-affiliates (“MassMutual RetireSMART by JPMorgan Underlying Funds”)1 using an asset allocation strategy. The MassMutual Select Allocation Underlying Funds and the MassMutual RetireSMART by JPMorgan Underlying Funds are hereinafter collectively referred to as the “Underlying Funds.” Underlying Funds may purchase various securities and investment related instruments and make use of various investment techniques, including, but not limited to, those described below. Except as otherwise stated, references in this section to “the Funds,” “each Fund,” or “a Fund” may relate to the Funds, one or more Underlying Funds, or both.
Asset-Based Securities
A Fund may invest in debt, preferred, or convertible securities, the principal amount, redemption terms, or conversion terms of which are related to the market price of some natural resource asset such as gold bullion. These securities are referred to as “asset-based securities.” If an asset-based security is backed by a bank letter of credit or other similar facility, the investment adviser or subadviser may take such backing into account in determining the creditworthiness of the issuer. While the market prices for an asset-based security and the related natural resource asset generally are expected to move in the same direction, there may not be perfect correlation in the two price movements. Asset-based securities may not be secured by a security interest in or claim on the underlying natural resource asset. The asset-based securities in which a Fund may invest may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Certain asset-based securities may be payable at maturity in cash at the stated principal amount or, at the option of the holder, directly in a stated amount of the asset to which it is related. In such instance, because no Fund presently intends to invest directly in natural resource assets, a Fund would sell the asset-based security in the secondary market, to the extent one exists, prior to maturity if the value of the stated amount of the asset exceeds the stated principal amount and thereby realize the appreciation in the underlying asset. Certain restrictions imposed on the Funds by the Internal Revenue Code of 1986, as amended (the “Code”), may limit the Funds’ ability to invest in certain natural resource-based securities.
Precious Metal-Related Securities.   A Fund may invest in the equity securities of companies that explore for, extract, process, or deal in precious metals (e.g., gold, silver, and platinum), and in asset-based securities indexed to the value of such metals. Such securities may be purchased when they are believed to be attractively priced in relation to the value of a company’s precious metal-related assets or when the values of precious metals are expected to benefit from inflationary pressure or other economic, political, or financial uncertainty or instability. Based on historical experience, during periods of economic or financial instability the securities of companies involved in precious metals may be subject to extreme price fluctuations, reflecting the high volatility of precious metal prices during such periods. In addition, the instability of precious metal prices may result in volatile earnings of precious metal-related companies, which may, in turn, adversely affect the financial condition of such companies.
The major producers of gold include the Republic of South Africa, Russia, Canada, the United States, Brazil, and Australia. Sales of gold by Russia are largely unpredictable and often relate to political and economic considerations rather than to market forces. Economic, financial, social, and political factors within South Africa may significantly affect South African gold production.
Bank Capital Securities
A Fund may invest in bank capital securities. Bank capital securities are issued by banks to help fulfill their regulatory capital requirements. Many bank capital securities are commonly thought of as hybrids of debt and preferred stock. Some bank capital securities are perpetual (with no maturity date), callable, and have a cumulative interest deferral feature. This means that under certain conditions, the issuer bank can withhold payment of interest until a later date, likely increasing the

1
MassMutual Select Allocation Underlying Funds can include MassMutual Select Funds and MassMutual Premier Funds (advised by MML Advisers, a wholly-owned subsidiary of MassMutual), as well as Barings Funds (advised by Barings LLC (“Barings”), a wholly-owned, indirect subsidiary of MassMutual) and non-affiliated mutual funds (mutual funds not advised by MML Advisers or its affiliates). MassMutual RetireSMART by JPMorgan Underlying Funds can include MassMutual Select Funds and MassMutual Premier Funds, as well as Barings Funds, J.P. Morgan Funds (advised by J.P. Morgan Investment Management Inc. (“J.P. Morgan”) or its affiliates), and non-affiliated mutual funds (mutual funds not advised by MML Advisers, J.P. Morgan, or their affiliates).

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credit and interest rate risks of an investment in those securities. Investments in bank capital securities are subject to the risks of other debt investments, such as default and non-payment, as well as certain other risks, such as the risk that bank regulators may force the bank to dissolve, merge, restructure its capitalization, or take other actions intended to prevent its failure or ensure its orderly resolution. Bank regulators in certain jurisdictions have broad authorities they may use to prevent the failure of banking institutions or to stabilize the banking industry, all of which may adversely affect the values of investments in bank capital securities and other bank obligations, including those of other banks.
Bank Loans
A Fund may invest in bank loans including, for example, corporate loans, loan participations, direct debt, bank debt, and bridge debt. A Fund may invest in a loan by lending money to a borrower directly as part of a syndicate of lenders. In a syndicated loan, the agent that originated and structured the loan typically administers and enforces the loan on behalf of the syndicate. In such cases, the agent is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all institutions that are parties to the loan agreement. A Fund will generally rely on the agent to receive and forward to the Fund its portion of the principal and interest payments on the loan. Failure by the agent to fulfill its obligations may delay or adversely affect receipt of payment by a Fund.
A Fund may invest in loans through novations, assignments, and participation interests. In a novation, a Fund typically assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. When a Fund takes an assignment of a loan, the Fund acquires some or all of the interest of another lender (or assignee) in the loan. In such cases, the Fund may be required generally to rely upon the assignor to demand payment and enforce rights under the loan. (There may be one or more assignors prior in time to the Fund.) If a Fund acquires a participation in the loan made by a third party loan investor, the Fund typically will have a contractual relationship only with the loan investor, not with the borrower. As a result, a Fund may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the loan investor selling the participation and only upon receipt by such loan investor of such payments from the borrower. In connection with participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other loan investors through set-off against the borrower, and the Fund may not directly benefit from the collateral supporting the loan in which it has purchased the participation. As a result, a Fund assumes the credit risk of both the borrower and the loan investor selling the participation. In the event of the insolvency of the loan investor selling a participation, a Fund may be treated as a general creditor of such loan investor. In addition, because loan participations are not generally rated by independent credit rating agencies, a decision by a Fund to invest in a particular loan participation will depend almost exclusively on its investment adviser’s or subadviser’s credit analysis of the borrower.
Loans in which a Fund may invest are subject generally to the same risks as debt securities in which the Fund may invest. In addition, loans in which a Fund may invest, including bridge loans, are generally made to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs, and other corporate activities, including bridge loans. A significant portion of the loans purchased by a Fund may represent interests in loans made to finance highly leveraged corporate acquisitions, known as “leveraged buy-out” transactions, leveraged recapitalization loans, and other types of acquisition financing. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions.
Loans generally are subject to restrictions on transfer, and only limited opportunities may exist to sell loans in secondary markets. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. As a result, a Fund may be unable to sell loans at a time when it may otherwise be desirable to do so or may be able to sell them only at a price that is less than their fair market value. The settlement time for certain loans is longer than the settlement time for many other types of investments, and a Fund may not receive the payment for a loan sold by it until well after the sale; that cash would be unavailable for payment of redemption proceeds or for reinvestment.
Certain of the loans acquired by a Fund may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the Fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan participation. A Fund may be required to fund such advances at times and in circumstances where the Fund might not otherwise choose to make a loan to the borrower.
The value of collateral, if any, securing a loan can decline, or may be insufficient to meet the borrower’s obligations or difficult to liquidate, or a Fund may be prevented or delayed from realizing the collateral. In addition, a Fund’s access to collateral may be limited by bankruptcy or other insolvency laws. If a secured loan is foreclosed, a Fund could become part
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owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. A bankruptcy or restructuring can result in the loan being converted to an equity ownership interest in the borrower. In addition, under legal theories of lender liability, a Fund potentially might be held liable as a co-lender.
Loans may not be considered “securities,” and a Fund that purchases a loan may not be entitled to rely on anti-fraud and other protections under the federal securities laws.
Below Investment Grade Debt Securities
A Fund may purchase below investment grade debt securities, sometimes referred to as “junk” or “high yield” bonds. The lower ratings of certain securities held by a Fund reflect a greater possibility that adverse changes in the financial condition of the issuer, or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the Fund more volatile and could limit the Fund’s ability to sell its securities at prices approximating the values a Fund had placed on such securities. In the absence of a liquid trading market for securities held by it, the Fund may be unable at times to establish the fair market value of such securities. The rating assigned to a security by S&P Global Ratings (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”) does not reflect an assessment of the volatility of the security’s market value or of the liquidity of an investment in the security. (The term “below investment grade debt securities” includes securities that are not rated but are considered by a Fund’s investment adviser or subadviser to be of comparable quality to other below investment grade debt securities.)
Like those of other fixed income securities, the values of below investment grade debt securities fluctuate in response to changes in interest rates. Thus, a decrease in interest rates generally will result in an increase in the value of a Fund’s fixed income securities. Conversely, during periods of rising interest rates, the value of a Fund’s fixed income securities generally will decline. In addition, the values of such securities are also affected by changes in general economic conditions and business conditions, which are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade securities. Changes by recognized rating services in their ratings of any fixed income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the values of portfolio securities generally will not affect cash income derived from such securities, but will affect the Fund’s net asset value (“NAV”).
Issuers of below investment grade debt securities are often highly leveraged, so their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. In the past, economic downturns or increases in interest rates have, under certain circumstances, resulted in a higher incidence of default by the issuers of these instruments and are likely to do so in the future, especially in the case of highly leveraged issuers. In addition, such issuers may not have more traditional methods of financing available to them, and may be unable to repay debt at maturity by refinancing. The risk of loss due to default in payment of interest or principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness. Certain of the below investment grade debt securities in which a Fund may invest are issued to raise funds in connection with the acquisition of a company, in so-called “leveraged buy-out” transactions. The highly leveraged capital structure of such issuers may make them especially vulnerable to adverse changes in economic conditions.
Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell below investment grade debt securities when the Fund’s investment adviser or subadviser believes it advisable to do so or may be able to sell such securities only at prices lower than might otherwise be available. Consolidation in the financial services industry has resulted in there being fewer market makers for high yield bonds, which may result in further risk of illiquidity and volatility with respect to high yield bonds held by a Fund, and this trend may continue in the future. Furthermore, high yield bonds held by a Fund may not be registered under the Securities Act of 1933, as amended (the “1933 Act”), and, unless so registered, a Fund will not be able to sell such high yield bonds except pursuant to an exemption from registration under the 1933 Act. This may further limit the Fund’s ability to sell high yield debt securities or to obtain the desired price for such securities. In many cases, below investment grade debt securities may be purchased in private placements and, accordingly, will be subject to restrictions on resale as a matter of contract or under securities laws. Under such circumstances, it may also be more difficult to determine the fair values of such securities for purposes of computing a Fund’s NAV. In order to enforce its rights in the event of a default under below investment grade debt securities, a Fund may be required to take possession of and manage assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses and adversely affect the Fund’s NAV. A Fund may also be limited in its ability to enforce its rights and may incur greater costs in enforcing its rights in the event an
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issuer becomes the subject of bankruptcy proceedings. In addition, the Funds’ intention or ability to qualify as “regulated investment companies” under the Code may limit the extent to which a Fund may exercise its rights by taking possession of such assets.
Certain securities held by a Fund may permit the issuer at its option to “call,” or redeem, its securities. If an issuer were to redeem securities held by a Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.
The prices for below investment grade debt securities may be affected by legislative and regulatory developments. Below investment grade debt securities may also be subject to certain risks not typically associated with “investment grade” securities, such as the following: (i) reliable and objective information about the value of below investment grade debt securities may be difficult to obtain because the market for such securities may be thinner and less active than that for investment grade obligations; (ii) adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower than investment grade obligations, and, in turn, adversely affect their market; (iii) companies that issue below investment grade debt securities may be in the growth stage of their development, or may be financially troubled or highly leveraged, so they may not have more traditional methods of financing available to them; (iv) when other institutional investors dispose of their holdings of below investment grade debt securities, the general market and the prices for such securities could be adversely affected; and (v) the market for below investment grade debt securities could be impaired if legislative proposals to limit their use in connection with corporate reorganizations or to limit their tax and other advantages are enacted.
Borrowings
A Fund is required at all times to maintain its assets at a level at least three times the amount of all of its borrowings (the “300% asset coverage test”). Borrowings for this purpose include obligations under any futures contract on a debt obligation. The Securities and Exchange Commission (“SEC”) has taken the position that certain transactions, such as entering into reverse repurchase agreements, engaging in dollar roll transactions, selling securities short (other than short sales “against-the-box”), buying and selling certain derivatives (such as futures contracts), and selling (or writing) put and call options, and other trading practices that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing can be viewed as borrowing by the fund for purposes of the 1940 Act. A borrowing transaction (including, without limitation, a reverse repurchase agreement transaction) will not be considered to constitute the issuance of a “senior security” by a fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund (1) maintains an offsetting financial position; (2) segregates liquid assets equal (as determined on a daily mark-to-market basis) in value to the fund’s potential economic exposure under the borrowing transaction; or (3) otherwise “covers” the transaction in accordance with SEC guidance. Any borrowings that come to exceed the 300% asset coverage requirement will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with this requirement.
Cash and Short-Term Debt Securities
Money Market Instruments Generally.   The Funds may invest in money market securities, including money market funds. Money market securities are high-quality, short-term debt instruments that may be issued by the U.S. Government, corporations, banks, or other entities. They may have fixed, variable, or floating interest rates. Some money market securities in which the Funds may invest are described below.
Bank Obligations.   The Funds may invest in bank obligations, including certificates of deposit, time deposits, bankers’ acceptances, and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations, and other banking institutions.
Certificates of deposit (“CDs”) are negotiable certificates evidencing the obligations of a bank to repay funds deposited with it for a specified period of time. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Funds will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating, or variable interest rates.
The Funds may invest in certificates of deposit and bankers’ acceptances of U.S. banks and savings and loan associations, London branches of U.S. banks, and U.S. branches of foreign banks. Obligations of foreign banks and of
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foreign branches of U.S. banks may be affected by foreign governmental action, including imposition of currency controls, interest limitations, withholding or other taxes, seizure of assets, or the declaration of a moratorium or restriction on payments of principal or interest. Foreign banks and foreign branches of U.S. banks may provide less public information than, and may not be subject to the same accounting, auditing, and financial recordkeeping standards as, domestic banks.
Cash, Short-Term Instruments, and Temporary Investments.   The Funds may hold a significant portion of their assets in cash or cash equivalents at the sole discretion of the Fund’s investment adviser or subadviser. The Funds’ investment adviser or subadvisers will determine the amount of the Funds’ assets to be held in cash or cash equivalents at their sole discretion, based on such factors as they may consider appropriate under the circumstances. The Funds may hold a portion of their assets in cash, for example, in order to provide for expenses or anticipated redemption payments or for temporary defensive purposes. The Funds may also hold a portion of their assets in cash as part of the Funds’ investment programs or asset allocation strategies, in amounts considered appropriate by the Funds’ investment adviser or subadvisers. To the extent the Funds hold assets in cash and otherwise uninvested, its investment returns may be adversely affected and the Funds may not achieve their respective investment objectives. The Funds may invest in high quality money market instruments. The instruments in which the Funds may invest include, without limitation: (i) short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises); (ii) CDs, bankers’ acceptances, fixed time deposits, and other obligations of domestic banks (including foreign branches); (iii) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than one year; (iv) repurchase agreements; and (v) short-term obligations of foreign banks (including U.S. branches).
Commercial Paper and Short-Term Corporate Debt Instruments.   The Funds may invest in commercial paper (including variable amount master demand notes) consisting of short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and, other than asset-backed commercial paper, usually has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. The investment adviser or subadvisers monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. The Funds also may invest in non-convertible corporate debt securities (e.g., bonds and debentures) with not more than one year remaining to maturity at the date of settlement.
Letters of Credit.   Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper, and other short-term obligations) which the Funds may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association, or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer.
Commodities
A Fund may invest directly or indirectly in commodities (such as precious metals or natural gas). Commodity prices can be more volatile than prices of other types of investments and can be affected by a wide range of factors, including changes in overall market movements, speculative investors, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, nationalization, expropriation, or other confiscation, changes in the costs of discovering, developing, refining, transporting, and storing commodities, the success of commodity exploration projects, temporary or long-term price dislocations and inefficiencies in commodity markets generally or in the market for a particular commodity, international or local regulatory, political, and economic developments (for example, regime changes and changes in economic activity levels), and developments affecting a particular region, industry, or commodity, such as drought, floods, or other weather conditions, livestock disease, trade embargoes, energy conservation, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, and tariffs. Exposure to commodities can cause the NAV of a Fund’s shares to decline or fluctuate in a rapid and unpredictable manner. Commodity prices may be more or less volatile than securities of companies engaged in commodity-related businesses. Investments in commodity-related companies are subject to the risk that the performance of such companies may not correlate with the broader equity market or with returns on commodity investments to the extent expected by the investment adviser or subadviser. Such companies may be significantly affected by import controls, worldwide competition, changes in consumer sentiment, and spending, and can be subject to liability for, among other things, environmental damage, depletion of resources, and mandated expenditures for safety and pollution control. A liquid secondary market may not exist for certain commodity investments, which may make it difficult for the Fund to sell them at a desirable price or at the price at which it is carrying them.
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A Fund may also directly or indirectly use commodity-related derivatives. The values of these derivatives may fluctuate more than the relevant underlying commodity or commodities or commodity index. A Fund’s investments in commodities or commodity-related derivatives can be limited by the Fund’s intention to qualify as a regulated investment company, and can bear on the Fund’s ability to qualify as such.
Common and Preferred Stocks
Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis. Profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company’s stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, changes in interest rates may adversely affect the value of a preferred stock that pays a fixed dividend.
Concentration Policy
For purposes of each Fund’s concentration limitation as disclosed in this SAI, the Funds apply such policy to direct investments in the securities of issuers in a particular industry, as determined by a Fund’s investment adviser or subadviser. A Fund’s investment adviser or subadviser may analyze the characteristics of a particular issuer and security and assign an industry or sector classification consistent with those characteristics in the event that the third party classification provider used by the investment adviser or subadviser does not assign a classification or the investment adviser or subadviser, in consultation with the Fund’s Chief Compliance Officer, determines that another industry or sector classification is more appropriate.
Convertible Securities
The Funds may invest in debt or preferred equity securities convertible into, or exchangeable for, common stock at a stated price or rate. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features. Convertible securities are subject to the risks of debt and equity securities.
Cyber Security and Technology
With the increased use of technologies such as the Internet and the dependence on computer systems to perform business and operational functions, investment companies (such as the Funds) and their service providers (such as the Funds’ investment adviser, subadvisers, custodian, and transfer agent) may be prone to operational and information security risks resulting from cyber-attacks and/or technological malfunctions. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, a Fund, the investment adviser, subadviser, custodian, transfer agent, or service provider may adversely affect the Fund or its shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, affect a Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. Cyber-attacks may render records of Fund assets and transactions, shareholder ownership of Fund shares, and other data integral to the functioning of the Fund inaccessible or inaccurate or incomplete. A Fund may also incur substantial costs for cyber security risk management in order to prevent cyber incidents in the future. A Fund and its shareholders could be negatively impacted as a result. There are inherent limitations in business continuity plans and systems designed to minimize the risk of cyber-attacks through the use of technology, processes, and controls, including the possibility that certain risks have not been identified given the evolving nature of this threat. The Funds rely on third-party service providers for many of their day-to-day operations, and will be subject to the risk that the protections and protocols implemented by those service providers will be ineffective to protect the Funds from cyber-attack. The Funds’ investment adviser does not control the cyber security plans and technology systems put in place by third-party service providers, and such third-party service providers may have limited indemnification obligations to the Funds’ investment adviser or the Funds, each of whom could
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be negatively impacted as a result. Similar types of cyber security risks also are present for issuers of securities in which the Funds invest, which could result in material adverse consequences for such issuers, and may cause a Fund’s investment in such securities to lose value.
Debtor-in-Possession Financings
The Funds may invest in debtor-in-possession financings (commonly known as “DIP financings”) through participation interests in direct loans, purchase of assignments, and other means. DIP financings are arranged when an entity seeks the protections of the bankruptcy court under Chapter 11 of the U.S. Bankruptcy Code (“Chapter 11”). These financings allow the entity to continue its business operations while reorganizing under Chapter 11. Such financings constitute senior liens on an unencumbered security (i.e., a security not subject to other creditors’ claims). DIP financings are generally subject to the same risks as investments in senior bank loans and similar debt instruments, but involve a greater risk of loss of principal and interest. For example, there is a risk that the entity will not emerge from Chapter 11 and be forced to liquidate its assets under Chapter 7 of the U.S. Bankruptcy Code, as well as a risk that the bankruptcy court will not approve a proposed reorganization plan or will require substantial and unfavorable changes to an initial plan. In the event of liquidation, a Fund’s only recourse will be against the property securing the DIP financing. Companies in bankruptcy may also be undergoing significant financial and operational changes that may cause their financial performance to have elevated levels of volatility. DIP financings may involve payment-in-kind interest or principal interest payments, and a Fund may receive securities of a reorganized issuer (e.g., common stock, preferred stock, warrants) in return for its investment, which may include illiquid investments and investments that are difficult to value.
Derivatives
General.   Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. A Fund may not be able to close out a derivative transaction at a favorable time or price.
A Fund’s use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Derivative products can be highly specialized instruments that may require investment techniques and risk analyses different from those associated with stocks and bonds. Derivatives are subject to a number of risks, such as potential changes in value in response to interest rate changes or other market developments or as a result of the counterparty’s credit quality and the risk that a derivative transaction may not have the effect or benefit a Fund’s investment adviser or subadviser anticipated. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, or index. When a Fund invests in a derivative instrument, it could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances, and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. Many derivative transactions are entered into “over the counter” (not on an exchange or contract market); as a result, the value of such a derivative transaction will depend on the ability and the willingness of the Fund’s counterparty to perform its obligations under the transaction. A Fund may be required to segregate certain of its assets on the books of its custodian with respect to derivatives transactions entered into by the Fund. A liquid secondary market may not always exist for a Fund’s derivative positions at any time. Use of derivatives may affect the amount, timing, and character of distributions to shareholders. Although the use of derivatives is intended to enhance a Fund’s performance, it may instead reduce returns and increase volatility.
A Fund may enter into cleared derivatives transactions. In a cleared derivative transaction, a Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund’s exposure to the credit risk of its original counterparty (although the Fund is subject to the credit risk of the clearinghouse). Counterparty risk with respect to derivatives has been and may continue to be affected by new rules and regulations concerning the derivatives market. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house, or the clearing member through which the Fund holds its positions at a clearing house, would be conducted, what effect the insolvency proceeding would have on any recovery by a Fund, and what impact an insolvency of a clearing house or clearing member would have on the financial system more generally.
No Fund has the obligation to enter into derivatives transactions at any time or under any circumstances. In addition, nothing in this SAI is intended to limit in any way any purpose for which a Fund may enter into any type of derivatives transaction; a Fund may use derivatives transactions for hedging purposes or generally for purposes of enhancing its investment return.
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Foreign Currency Exchange Transactions
A Fund may enter into foreign currency exchange transactions for hedging purposes in order to protect against uncertainty in the level of future foreign currency exchange rates, or for other, non-hedging purposes—for example, a Fund may take a long or short position with respect to a foreign currency in which none of the Fund’s assets or liabilities are denominated, or where the position is in excess of the amount of any such assets or liabilities, in order to take advantage of anticipated changes in the relative values of those currencies. There can be no assurance that appropriate foreign currency transactions will be available for a Fund at any time or that a Fund will enter into such transactions at any time or under any circumstances even if appropriate transactions are available to it. A Fund may purchase or sell a foreign currency on a spot (i.e., cash) basis at the prevailing spot rate. A Fund may also enter into contracts to deliver in the future an amount of one currency in return for an amount of another currency (“forward contracts”) and may purchase and sell foreign currency futures contracts. (Foreign currency futures contracts are similar to financial futures contracts, except that they typically contemplate the delivery of foreign currencies; see “Financial Futures Contracts,” below.) A Fund may also purchase or sell options on foreign currencies or options on foreign currency futures contracts.
A Fund may enter into foreign currency exchange transactions in order to hedge against a change in the values of assets or liabilities denominated in one or more foreign currencies due to changes in currency exchange rates.
A Fund may also enter into foreign currency transactions to adjust generally the exposure of its portfolio to various foreign currencies. For example, a Fund with a large exposure to securities denominated in euros might want to continue to hold those securities, but to trade its exposure to the euro to exposure to, say, the Japanese Yen. In that case, the Fund might take a short position in the euro and a long position in the Yen. A Fund may also use foreign currency transactions to hedge the value of the Fund’s portfolio against the Fund’s benchmark index.
The value of any currency, including U.S. dollars and foreign currencies, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of foreign currencies (and therefore the values of foreign currency options, forward contracts, and futures contracts) may be affected significantly, fixed, or supported directly or indirectly by U.S. and foreign government actions. Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts, and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of foreign currencies.
Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.
There is no systematic reporting of last-sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market.
Currency Forward and Futures Contracts.   A foreign currency forward contract involves an obligation to deliver in the future, which may be any fixed number of days from the date of the contract as agreed by the parties, an amount of one currency in return for an amount of another currency, at an exchange rate set at the time of the contract. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at an exchange rate set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the Commodity Futures Trading Commission (the “CFTC”), such as the New York Mercantile Exchange. Foreign currency futures contracts will typically require a Fund to post both initial margin and variation margin.
Foreign currency forward contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between counterparties, exposing a Fund to credit risk with respect to its counterparty, whereas foreign currency futures contracts are traded on regulated exchanges. Because foreign currency forward contracts are private transactions between a Fund and its counterparty, any benefit of such contracts to the Fund will depend upon the willingness and ability of the counterparty
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to perform its obligations. In the case of a futures contract, a Fund would typically look to the commodity exchange or contract market (or its clearinghouse) for performance. Certain non-deliverable forward currency contracts are expected to become subject to mandatory clearing requirements in the future, and a Fund’s counterparty in such a case would be a central derivatives clearing organization.
At the maturity of a forward or futures contract, a Fund will make delivery of the currency or currencies specified in the contract in return for the other currency or currencies specified in the contract (or, if the forward contract is a non-deliverable forward contract, settle the contract on a net basis with the counterparty) or, at or prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange and a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.
Positions in foreign currency futures contracts and related options may be closed out only on an exchange or board of trade which provides a secondary market in such contracts or options. Although a Fund will normally purchase or sell foreign currency futures contracts and related options only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or option or at any particular time. In such event, it may not be possible to close a futures or related option position and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin on its futures positions. A Fund’s ability to close out a foreign currency forward contract will depend on the willingness of its counterparty to engage in an offsetting transaction.
Foreign Currency Options.   Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter (“OTC”) market, although options on foreign currencies have recently been listed on several exchanges. Such options will be purchased or written only when an investment adviser or subadviser believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence exchange rates and investments generally.
The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security.
Foreign Currency Conversion.   Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the “spread”) between prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer.
Foreign Currency Swap Agreements.   A Fund may enter into currency swaps to protect against adverse changes in exchange rates between the U.S. dollar and other currencies or as a means of making indirect investments in foreign currencies. Currency swaps involve the individually negotiated exchange by a Fund with another party of a series of payments in specified currencies in amounts determined pursuant to the terms of the swap agreement. (See “Swap Agreements and Options on Swap Agreements,” below.)
Foreign currency derivatives transactions may be highly volatile and may give rise to investment leverage.
Financial Futures Contracts
A Fund may enter into futures contracts, including interest rate futures contracts, securities index futures contracts, and futures contracts on fixed income securities (collectively referred to as “financial futures contracts”).
A Fund may use interest rate futures contracts to adjust the interest rate sensitivity (duration) of its portfolio or the credit exposure of the portfolio. Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a specific fixed income security, during a specified future period at a specified price.
A Fund may use index futures contracts to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets, including commodities and precious metals. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash.
Positions in financial futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures.
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There are special risks associated with entering into financial futures contracts. The skills needed to use financial futures contracts effectively are different from those needed to select a Fund’s investments. There may be an imperfect correlation between the price movements of financial futures contracts and the price movements of the securities in which a Fund invests. There is also a risk that a Fund will be unable to close a position in a financial futures contract when desired because there is no liquid secondary market for it.
The risk of loss in trading financial futures contracts can be substantial due to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. Relatively small price movements in a financial futures contract could have an immediate and substantial impact, which may be favorable or unfavorable to a Fund. It is possible for a price-related loss to exceed the amount of a Fund’s margin deposit. An investor could also suffer losses if it is unable to close out a futures contract because of an illiquid secondary market. Futures are subject to the creditworthiness of the futures commission merchants or brokers and clearing organizations involved in the transactions.
Although some financial futures contracts by their terms call for the actual delivery or acquisition of securities at expiration, in most cases the contractual commitment is closed out before expiration. The offsetting of a contractual obligation is accomplished by purchasing (or selling as the case may be) on a commodities or futures exchange an identical financial futures contract calling for delivery in the same month. Such a transaction, if effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. A Fund will incur brokerage fees when it purchases or sells financial futures contracts, and will be required to maintain margin deposits. If a liquid secondary market does not exist when a Fund wishes to close out a financial futures contract, it will not be able to do so and will continue to be required to make daily cash payments of variation margin in the event of adverse price movements.
Each Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”) and, therefore, is not subject to registration or regulation as a pool operator under the CEA. To be eligible to claim such an exclusion, a Fund may only use futures contracts, options on such futures, commodity options and certain swaps solely for “bona fide hedging purposes,” or must limit its use of such instruments for non-bona fide hedging purposes to certain de minimis amounts. It is possible that that exclusion may in the future cease to be available with respect to one or more Funds. In any case where the exclusion is unavailable to a Fund, additional CFTC-mandated disclosure, reporting, and recordkeeping obligations would apply with respect to that Fund. Compliance with the CFTC’s regulatory requirements could increase Fund expenses and potentially adversely affect a Fund’s total return.
Margin Payments.   When a Fund purchases or sells a financial futures contract, it is required to deposit with the broker an amount of cash, U.S. Treasury bills, or other permissible collateral equal to a small percentage of the amount of the financial futures contract. This amount is known as “initial margin.” The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to a Fund upon termination of the contract, assuming the Fund satisfies its contractual obligations.
Subsequent payments to and from the broker occur on a daily basis in a process known as “marking to market.” These payments are called “variation margin” and are made as the value of the underlying financial futures contract fluctuates. For example, when a Fund sells an index futures contract and the price of the underlying index rises above the delivery price, the Fund’s position declines in value. The Fund then pays the broker a variation margin payment equal to the difference between the delivery price of the index futures contract and the value of the index underlying the index futures contract. Conversely, if the price of the underlying index falls below the delivery price of the contract, the Fund’s futures position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the index futures contract and the value of the index underlying the index futures contract.
When a Fund terminates a position in a financial futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.
Options on Financial Futures Contracts.   A Fund may purchase and write call and put options on financial futures contracts. An option on a financial futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a financial futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the holder would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder’s option position. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.
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Options on Swaps.   Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon swap transaction, such as an interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate, in the case of a floor contract.
Special Risks of Transactions in Financial Futures Contracts and Related Options.   Financial futures contracts entail risks. The risks associated with purchasing and writing put and call options on financial futures contracts can be influenced by the market for financial futures contracts. An increase in the market value of a financial futures contract on which the Fund has written an option may cause the option to be exercised. In this situation, the benefit to a Fund would be limited to the value of the exercise price of the option and the Fund may realize a loss on the option greater than the premium the Fund initially received for writing the option. In addition, a Fund’s ability to close out an option it has written by entering into an offsetting transaction depends upon the market’s demand for such financial futures contracts. If a purchased option expires unexercised, a Fund would realize a loss in the amount of the premium paid for the option.
If an investment adviser’s or subadviser’s judgment about the general direction of interest rates or markets is wrong, the overall performance may be poorer than if no financial futures contracts had been entered into.
Liquidity Risks.   Positions in financial futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell financial futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. If there is not a liquid secondary market at a particular time, it may not be possible to close a position in a financial futures contract at such time and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin.
The ability to establish and close out positions in options on financial futures contracts will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop. Although a Fund generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options, with the result that a Fund would have to exercise the options in order to realize any profit.
Hedging Risks.   There are several risks in connection with the use by a Fund of financial futures contracts and related options as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the financial futures contracts and options and movements in the underlying securities or index or movements in the prices of a Fund’s securities which are the subject of a hedge.
Successful use of financial futures contracts and options by a Fund for hedging purposes is also subject to an investment adviser’s or subadviser’s ability to predict correctly movements in the direction of the market. It is possible that, where a Fund has purchased puts on financial futures contracts to hedge its portfolio against a decline in the market, the securities or index on which the puts are purchased may increase in value and the value of securities held in the portfolio may decline. If this occurred, the Fund would lose money on the puts and also experience a decline in the value of its portfolio securities. In addition, the prices of financial futures contracts, for a number of reasons, may not correlate perfectly with movements in the underlying securities or index due to certain market distortions. First, all participants in the futures market are subject to margin deposit requirements. Such requirements may cause investors to close financial futures contracts through offsetting transactions which could distort the normal relationship between the underlying security or index and futures markets. Second, the margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result the futures markets may attract more speculators than the securities markets do. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by an investment adviser or subadviser still may not result in a successful hedging transaction over a very short time period.
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Other Risks.   A Fund will incur brokerage fees in connection with its transactions in financial futures contracts and related options. In addition, while financial futures contracts and options on financial futures contracts will be purchased and sold to reduce certain risks, those transactions themselves entail certain other risks. Thus, while a Fund may benefit from the use of financial futures contracts and related options, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Fund than if it had not entered into any financial futures contracts or options transactions. Moreover, in the event of an imperfect correlation between the position in the financial futures contract and the portfolio position that is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.
Swap Agreements and Options on Swap Agreements
A Fund may engage in swap transactions, including interest rate swap agreements, credit default swaps, and total return swaps.
Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments or rates, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index). When a Fund enters into an interest rate swap, it typically agrees to make payments to its counterparty based on a specified long- or short-term interest rate, and will receive payments from its counterparty based on another interest rate. Other forms of swap agreements include, among others, interest rate caps, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; and curve cap swaps, under which a party might buy or sell protection against an increase in long-term interest rates relative to shorter-term rates. A Fund may enter into an interest rate swap in order, for example, to hedge against the effect of interest rate changes on the value of specific securities in its portfolio, or to adjust the interest rate sensitivity (duration) or the credit exposure of its portfolio overall, or otherwise as a substitute for a direct investment in debt securities.
A Fund may enter into total return swaps. In a total return swap, one party typically agrees to pay to the other a short-term interest rate in return for a payment at one or more times in the future based on the increase in the value of an underlying security or other asset, or index of securities or assets; if the underlying security, asset, or index declines in value, the party that pays the short-term interest rate must also pay to its counterparty a payment based on the amount of the decline. A Fund may take either side of such a swap, and so may take a long or short position in the underlying security, asset, or index. A Fund may enter into a total return swap to hedge against an exposure in its portfolio (including to adjust the duration or credit quality of a Fund’s bond portfolio) or generally to put cash to work efficiently in the markets in anticipation of, or as a replacement for, cash investments. A Fund may also enter into a total return swap to gain exposure to securities or markets in which it might not be able to invest directly (in so-called market access transactions). A Fund may also enter into contracts for difference, which are similar to total return swaps.
A Fund also may enter into credit default swap transactions. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the protection “buyer” in a credit default swap is obligated to pay the protection “seller” an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds or other obligations of the reference entity (with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. A Fund may be either the buyer or seller in a credit default swap transaction. When a Fund buys protection, it may or may not own securities of the reference entity. If it does own securities of the reference entity, the swap serves as a hedge against a decline in the value of the securities due to the occurrence of a credit event involving the issuer of the securities. If the Fund does not own securities of the reference entity, the credit default swap may be seen to create a short position in the reference entity. If a Fund is a buyer and no credit event occurs, the Fund will typically recover nothing under the swap, but will have had to pay the required upfront payment and stream of continuing payments under the swap. When a Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through
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the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When a Fund sells protection, it may do so either to earn additional income or to create such a “synthetic” long position. Credit default swaps involve general market risks, illiquidity risk, counterparty risk, and credit risk.
A Fund may also enter into options on swap agreements (“swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. A Fund may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement. A Fund may enter into swaptions for the same purposes as swaps.
Whether a Fund’s use of swap agreements or swaptions will be successful will depend on the investment adviser’s or subadviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Certain restrictions imposed on the Funds by the Code may limit the Funds’ ability to use swap agreements.
Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. Because they are two party contracts that may be subject to contractual restrictions on transferability and termination and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid and subject to a Fund’s limitation on investments in illiquid securities. To the extent that a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.
Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. A Fund bears the risk that an investment adviser or subadviser will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the Fund. If an investment adviser or subadviser attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Many swaps are complex and often valued subjectively.
Counterparty risk with respect to derivatives has been and may continue to be affected by new rules and regulations concerning the derivatives market. Some derivatives transactions, including many interest rate and index credit default swaps, are required to be centrally cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds the position, rather than the credit risk of its original counterparty to the derivatives transaction. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses and clearing members, and it is not clear how an insolvency proceeding of a clearing house or clearing member would be conducted, what effect the insolvency proceeding would have on any recovery by a Fund, and what impact an insolvency of a clearing house or clearing member would have on the financial system more generally.
The U.S. Congress, various exchanges and regulatory and self-regulatory authorities have undertaken reviews of derivatives trading in recent periods. Among the actions that have been taken or proposed to be taken are new position limits and reporting requirements, new or more stringent daily price fluctuation limits for futures and options transactions, new or increased margin and reserve requirements for various types of derivatives transactions, and mandatory clearing, trading, and reporting requirements for many derivatives. Additional measures are under active consideration and as a result there may be further actions that adversely affect the regulation of instruments in which the Funds invest. It is possible that these or similar measures could potentially limit or completely restrict the ability of a Fund to use these instruments as a part of its investment strategy. Limits or restrictions applicable to the counterparties with which the Funds engage in derivative transactions could also prevent the Funds from using these instruments.
Additionally, in the event of a counterparty’s (or its affiliate’s) insolvency, a Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations, and realization on collateral, could be stayed or eliminated under
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new special resolution regimes adopted in the United States, the European Union, and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In addition, the liabilities of such counterparties to a Fund could be reduced, eliminated, or converted to equity in such counterparties (sometimes referred to as a “bail in”).
Options, Rights, and Warrants
A Fund may purchase and sell put and call options on securities to enhance investment performance or to protect against changes in market prices. A Fund that invests in debt securities may also purchase and sell put and call options to adjust the interest rate sensitivity of its portfolio or the credit exposure of the portfolio.
Call Options.   A Fund may write call options on its securities to realize a greater current return through the receipt of premiums. Such option transactions may also be used as a limited form of hedging against a decline in the price of securities owned by the Fund.
A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the exercise price at any time before the expiration date. A Fund may write covered call options or uncovered call options. A call option is “covered” if the writer, at all times while obligated as a writer, either owns the underlying securities (or comparable securities satisfying the cover requirements of the securities exchanges), or has the right to acquire such securities through immediate conversion of securities. When a Fund has written an uncovered call option, the Fund will not necessarily hold securities offsetting the risk to the Fund. As a result, if the call option were exercised, the Fund might be required to purchase the security that is the subject of the call at the market price at the time of exercise. The Fund’s exposure on such an option is theoretically unlimited. There is also a risk, especially with less liquid preferred and debt securities, that the security may not be available for purchase.
A Fund will receive a premium from writing a call option, which increases the Fund’s return in the event the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security.
In return for the premium received when it writes a covered call option, a Fund takes the risk during the life of the option that it will be required to deliver the underlying security at a price below the current market value of the security or, in the case of a covered call option, to give up some or all of the opportunity to profit from an increase in the market price of the securities covering the call option.
In the case of a covered option, the Fund also retains the risk of loss should the price of the securities decline. If the covered option expires unexercised, the Fund realizes a gain equal to the premium, which may be offset by a decline in price of the underlying security. If the option is exercised, the Fund realizes a gain or loss equal to the difference between the Fund’s cost for the underlying security and the proceeds of sale (exercise price minus commissions) plus the amount of the premium.
A Fund may enter into closing purchase transactions in order to realize a profit or limit a loss on a previously written call option or, in the case of a covered call option, to free itself to sell the underlying security or to write another call on the security, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction in the case of a covered call option may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction relating to a covered call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.
Put Options.   A Fund may write put options in order to enhance its current return by taking a long directional position as to a security or index of securities. Such options transactions may also be used as a limited form of hedging against an increase in the price of securities that the Fund plans to purchase. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A Fund may write covered or uncovered put options. A put option is “covered” if the writer segregates cash and high-grade short-term debt obligations or other permissible collateral equal to the price to be paid if the option is exercised.
By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value. A Fund may terminate a put option that it has written before it expires by entering into a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option.
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Purchasing Put and Call Options.   A Fund may also purchase put options to protect portfolio holdings against a decline in market value. This protection lasts for the life of the put option because the Fund, as a holder of the option, may sell the underlying security at the exercise price regardless of any decline in its market price. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that the Fund must pay. If the Fund holds the security underlying the option, these costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option.
A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security’s market price. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.
A Fund may also buy and sell combinations of put and call options on the same underlying security to earn additional income.
A Fund may purchase or sell “structured options,” which may comprise multiple option exposures within a single security. The risk and return characteristics of a structured option will vary depending on the nature of the underlying option exposures. The Fund may use such options for hedging purposes or as a substitute for direct investments in options or securities. The Fund’s use of structured options may create investment leverage.
Options on Foreign Securities.   A Fund may purchase and sell options on foreign securities if an investment adviser or subadviser believes that the investment characteristics of such options, including the risks of investing in such options, are consistent with the Fund’s investment objective. It is expected that risks related to such options will not differ materially from risks related to options on U.S. securities. However, position limits and other rules of foreign exchanges may differ from those in the United States. In addition, options markets in some countries, many of which are relatively new, may be less liquid than comparable markets in the United States.
Options on Securities Indexes.   A Fund may write or purchase options on securities indexes, subject to its general investment restrictions regarding options transactions. Index options are similar to options on individual securities in that the purchaser of an index option acquires the right to buy (in the case of a call) or sell (in the case of a put), and the writer undertakes the obligation to sell or buy (as the case may be), units of an index at a stated exercise price during the term of the option. Instead of giving the right to take or make actual delivery of securities, the holder of an index option has the right to receive a cash “exercise settlement amount.” This amount is equal to the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by a fixed “index multiplier.” If the Fund has written an index call option, it will lose money if the index level rises above the option exercise price (plus the amount of the premium received by the Fund on the option). If the Fund has written an index put option, it will lose money if the index level falls below the option exercise price (less the amount of the premium received by the Fund).
In cases where a Fund uses index options for hedging purposes, price movements in securities which a Fund owns or intends to purchase probably will not correlate perfectly with movements in the level of a securities index and, therefore, a Fund bears the risk of a loss on a securities index option which is not completely offset by movements in the price of such securities. Because securities index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on a specific security, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding underlying securities. A Fund may, however, cover call options written on a securities index by holding a mix of securities which substantially replicate the movement of the index or by holding a call option on the securities index with an exercise price no higher than the call option sold.
A Fund may purchase or sell options on stock indexes in order to close out its outstanding positions in options on stock indexes which it has purchased. A Fund may also allow such options to expire unexercised.
Compared to the purchase or sale of futures contracts, the purchase of call or put options on an index involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options plus transactions costs. The writing of a put or call option on an index involves risks similar to those risks relating to the purchase or sale of index futures contracts.
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Risks Involved in the Sale of Options.   The successful use of a Fund’s options strategies depends on the ability of an investment adviser or subadviser to forecast correctly interest rate and market movements. For example, if a Fund were to write a covered call option based on an investment adviser’s or subadviser’s expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if a Fund were to write a put option based on an investment adviser’s or subadviser’s expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.
When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying security, since the Fund will not realize a loss if the security’s price does not change.
The effective use of options also depends on a Fund’s ability to terminate option positions at times when an investment adviser or subadviser deems it desirable to do so. There is no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price.
If a secondary market in options were to become unavailable, a Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events—such as volume in excess of trading or clearing capability—were to interrupt its normal operations.
A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, a Fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the Fund, as option writer, would remain obligated under the option until expiration or exercise.
Disruptions in the markets for the securities underlying options purchased or sold by a Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, a Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, a Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the Options Clearing Corporation were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options. A Fund, as holder of such a put option, could lose its entire investment if the prohibition remained in effect until the put option’s expiration.
Foreign-traded options are subject to many of the same risks presented by internationally-traded securities. In addition, because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.
Exchanges have established limits on the maximum number of options an investor or group of investors acting in concert may write. The Funds, an investment adviser or subadviser, and other clients of the investment adviser or subadviser may constitute such a group. These limits restrict a Fund’s ability to purchase or sell particular options.
Over-the-Counter Options.   A Fund may purchase or sell OTC options. OTC options are not traded on securities or options exchanges or backed by clearinghouses. Rather, they are entered into directly between a Fund and the counterparty to the option. In the case of an OTC option purchased by the Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result a Fund may be required to remain obligated on an unfavorable OTC option until its expiration. It may be difficult under certain circumstances to value OTC options.
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Rights and Warrants to Purchase Securities; Index Warrants; International.   A Fund may invest in rights and warrants to purchase securities. Rights or warrants generally give the holder the right to receive, upon exercise, a security at a stated price. Funds typically use rights and warrants in a manner similar to their use of options on securities, as described above. Risks associated with the use of rights or warrants are generally similar to risks associated with the use of options. Rights and warrants typically do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. In addition, the value of a right or a warrant will likely, but will not necessarily, change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.
Bonds issued with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities.
A Fund may also invest in equity-linked warrants. A Fund purchases equity-linked warrants from a broker, who in turn is expected to purchase shares in the local market. If the Fund exercises its warrant, the shares are expected to be sold and the warrant redeemed with the proceeds. Typically, each warrant represents one share of the underlying stock. Therefore, the price and performance of the warrant are directly linked to the underlying stock, less transaction costs. In addition to the market risk related to the underlying holdings, a Fund bears counterparty risk with respect to the issuing broker. There is currently no active trading market for equity-linked warrants, and they may be highly illiquid.
In addition to warrants on securities, a Fund may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indexes (“index-linked warrants”). Index-linked warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index-linked warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If a Fund were not to exercise an index-linked warrant prior to its expiration, then the Fund would lose the amount of the purchase price paid by it for the warrant.
A Fund using index-linked warrants would normally do so in a manner similar to its use of options on securities indexes. The risks of a Fund’s use of index-linked warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index-linked warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution that issues the warrant. Also, index-linked warrants may have longer terms than index options. Index-linked warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index-linked warrants may limit a Fund’s ability to exercise the warrants at such time, or in such quantities, as the Fund would otherwise wish to do.
A Fund may make indirect investments in foreign equity securities, through international warrants, participation notes, low exercise price warrants, or other products that allow the Fund to access investments in foreign markets that would otherwise be unavailable to them. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities from or to the issuer for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or basket of securities. International warrants are similar to options in that they are exercisable by the holder for an underlying security or securities or the value of the security or securities, but are generally exercisable over a longer term than typical options. These types of instruments may be American style exercise, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style exercise, which means that they may be exercised only on the expiration date. International warrants have an exercise price, which is typically fixed when the warrants are issued.
A Fund may invest in low exercise price warrants, which are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the
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common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. These warrants entail substantial credit risk, since the issuer of the warrant holds the purchase price of the warrant (approximately equal to the value of the underlying investment at the time of the warrant’s issue) for the life of the warrant.
The exercise or settlement date of the warrants and other instruments described above may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the instruments, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless, resulting in a total loss of the purchase price of the warrants.
A participation note or “P-note” is typically a debt instrument issued by a bank or broker-dealer, where the amount of the bank’s or broker-dealer’s repayment obligation is tied to changes in the value of an underlying security or index of securities. A P-note is a general unsecured contractual obligation of the bank or broker-dealer that issues it. A Fund must rely on the creditworthiness of the issuer for repayment of the P-note and for any return on the Fund’s investment in the P-note and would have no rights against the issuer of the underlying security.
There is no assurance that there will be a secondary trading market for any of the instruments described above. They may by their terms be non-transferable or otherwise be highly illiquid and difficult to price. Issuers of such instruments or the calculation agent named in respect of such an instrument may have broad authority and discretion to adjust the instrument’s terms in response to certain events or to interpret an instrument’s terms or to make certain determinations relating to the instrument, which could have a significant adverse effect on the value of the instrument to a Fund. If the issuer or other obligor on an instrument is unable or unwilling to perform its obligations under such an instrument, a Fund may lose some or all of its investment in the instrument and any unrealized return on that investment. Certain of these instruments may be subject to foreign investment risk and currency risk.
Equity-Linked Notes
An equity-linked note (ELN) is a debt instrument whose value changes based on changes in the value of a single equity security, basket of equity securities, or an index of equity securities. An equity-linked note may or may not pay interest. See “Hybrid Instruments,” below.
Hybrid Instruments
Hybrid instruments are generally considered derivatives and include indexed or structured securities, and combine elements of many derivatives transactions with those of debt, preferred equity, or a depositary instrument. A Fund may use a hybrid instrument as a substitute for any type of cash or derivative investment which it might make for any purpose.
A hybrid instrument may be a debt security, preferred stock, warrant, convertible security, certificate of deposit, or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles, or commodities (collectively, “underlying assets”), or by another index, economic factor, or other measure, including interest rates, currency exchange rates, or commodities or securities indexes (collectively, “benchmarks”). Hybrid instruments may take a number of forms, including, for example, debt instruments with interest or principal payments or redemption terms determined by reference to the value of an index, security, or other measure at a future time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities where the conversion terms relate to a particular commodity.
The risks of investing in a hybrid instrument may, depending on the nature of the instrument, reflect a combination of the risks of investing in securities, options, futures, currencies, or other types of investments. An investment in a hybrid instrument as a debt instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument. The risks of a particular hybrid instrument will depend upon the terms of the instrument, but may include the possibility of significant changes in the level of the benchmark(s) or the prices of the underlying assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, and may not be foreseen by the purchaser, such as financial or market developments, economic and political events, the supply and demand of the underlying assets, and interest rate movements. Hybrid instruments may be highly volatile and their use by a Fund may not be successful.
Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Hybrid instruments may be highly leveraged. Depending on the structure of the particular hybrid instrument, changes in a
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benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark or underlying asset may not move in the same direction or at the same time.
Hybrid instruments may also carry liquidity risk since they typically trade OTC, and are not backed by a central clearing organization. The instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the value of such an investment could be zero. In addition, because the purchase and sale of hybrid investments would likely take place in an OTC market without the guarantee of a central clearing organization, or in a transaction between a Fund and the issuer of the hybrid instrument, the instruments will not likely be actively traded. Hybrid instruments also may not be subject to regulation by the CFTC, the SEC, or any other governmental regulatory authority.
When a Fund invests in a hybrid instrument, it takes on the credit risk of the issuer of the hybrid instrument. In that respect, a hybrid instrument may create greater risks than investments directly in the securities or other assets underlying the hybrid instrument because the Fund is exposed both to losses on those securities or other assets and to the credit risk of the issuer of the hybrid instrument. A hybrid instrument may also pose greater risks than other derivatives based on the same securities or assets because, when it purchases the instrument, a Fund may be required to pay all, or most, of the notional amount of the investment by way of purchase price, whereas many other derivatives require a Fund to post only a relatively small portion of the notional amount by way of margin or similar arrangements.
Structured Investments
A structured investment is typically issued by a specially created corporation or trust that purchases one or more securities or other assets (“underlying instruments”), and that in turn issues one or more classes of securities (“structured securities”) backed by, or representing different interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities, and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will reflect that of the underlying instruments. Investments in a structured security may be subordinated to the right of payment of another class of securities. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities, and they may be highly illiquid and difficult to value. Because the purchase and sale of structured securities would likely take place in an OTC market without the guarantee of a central clearing organization, or in a transaction between a Fund and the issuer of the structured securities, the creditworthiness of the counterparty of the issuer of the structured securities would be an additional risk factor the Fund would have to consider and monitor.
Commodity-Linked “Structured” Securities.   Certain structured products may provide exposure to the commodities markets. Commodity-linked structured securities may be equity or debt securities, may be leveraged or unleveraged, and may present investment characteristics and risks of an investment in a security and one or more underlying commodities. Certain restrictions imposed on the Funds by the Code may limit the Funds’ ability to invest in certain commodity-linked structured securities.
Credit-Linked Securities.   Credit-linked securities are typically issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps, and other securities or transactions, in order to provide exposure to certain high yield or other fixed income issuers or markets. For example, a Fund may invest in credit-linked securities in order to gain exposure to the high yield markets pending investment of cash and/or to remain fully invested when more traditional income producing securities are not available. A Fund’s return on its investments in credit-linked securities will depend on the investment performance of the investments held in the trust or other vehicle. A Fund’s investments in these instruments are indirectly subject to the risks associated with the derivative instruments in which the trust or other vehicle invests, including, among others, credit risk, default, or similar event risk, counterparty risk, interest rate risk, leverage risk, and management risk. There will likely be no established trading market for credit-linked securities and they may be illiquid.
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Event-Linked Securities.   Event-linked securities are typically fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a trigger event, such as a hurricane, earthquake, or other event that leads to physical or economic loss. If the trigger event occurs prior to maturity, a Fund may lose all or a portion of its principal and unpaid interest. Event-linked securities may expose a Fund to certain other risks, including issuer default, adverse regulatory or jurisdictional interpretations, liquidity risk, and adverse tax consequences.
Because the performance of structured hybrid instruments is linked to the performance of an underlying commodity, commodity index, or other economic variable, those investments are subject to “market risks” with respect to the movements of the commodity markets and may be subject to certain other risks that do not affect traditional equity and debt securities. If the interest payment on a hybrid instrument is linked to the value of a particular commodity, commodity index, or other economic variable and the underlying investment loses value, the purchaser might not receive the anticipated interest on its investment. If the amount of principal to be repaid on a structured hybrid instrument is linked to the value of a particular commodity, commodity index, or other economic variable, the purchaser might not receive all or any of the principal at maturity of the investment.
The values of structured hybrid instruments may fluctuate significantly because the values of the underlying investments to which they are linked are themselves extremely volatile, and the Fund may lose most or all of the value of its investment in a hybrid instrument. Additionally, the particular terms of a structured hybrid instrument may create economic leverage by contemplating payments that are based on a multiple of the price increase or decrease of the underlying commodity, commodity index, or other economic variable. A liquid secondary market may not exist for structured hybrid instruments, which may make it difficult to sell such instruments at an acceptable price or to value them accurately.
A Fund’s investment in structured products may be subject to limits under applicable law.
When-Issued, Delayed-Delivery, To-Be-Announced, Forward Commitment, and Standby Commitment Transactions
A Fund may enter into when-issued, delayed-delivery, to-be-announced (“TBA”), or forward commitment transactions in order to lock in the purchase price of the underlying security or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In when-issued, delayed-delivery, or forward commitment transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. In the case of TBA purchase commitments, the unit price and the estimated principal amount are established when the Fund enters into a commitment, with the actual principal amount being within a specified range of the estimate. Although a Fund does not typically pay for the securities in these types of transactions until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. As a result, each of these types of transactions may create investment leverage in a Fund’s portfolio and increase the volatility of the Fund. If a Fund’s counterparty fails to deliver a security purchased on a when-issued, delayed-delivery, TBA, or forward commitment basis, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.
A Fund may also enter into standby commitment agreements, obligating the Fund, for a specified period, to buy a specified amount of a security at the option of the issuer, upon the issuance of the security. The price at which the Fund would purchase the security is set at the time of the agreement. In return for its promise to purchase the security, a Fund receives a commitment fee. The Fund receives this fee whether or not it is ultimately required to purchase the security. The securities subject to a standby commitment will not necessarily be issued, and, if they are issued, the value of the securities on the date of issuance may be significantly less than the price at which the Fund is required to purchase them.
Recently finalized Financial Industry Regulatory Authority (FINRA) rules include mandatory margin requirements for the TBA market with limited exceptions. TBA trades historically have not been required to be collateralized. The collateralization of TBA trades is intended to mitigate counterparty credit risk between trade and settlement, but could increase the cost of TBA transactions and impose added operational complexity. As of the date of this SAI, additional revisions to these FINRA rules are anticipated. It is not clear when the rules will be implemented and what effect the revisions will have on the Funds.
Distressed Securities
A Fund may invest in securities, including loans purchased in the secondary market, that are the subject of bankruptcy proceedings or otherwise in default or in risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Fund or that are rated in the lower rating categories by one or more nationally recognized statistical rating organizations (for example, Ca or lower by Moody’s and CC or lower by S&P or Fitch Ratings (“Fitch”)) or, if
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unrated, are in the judgment of the investment adviser or subadviser of equivalent quality (“Distressed Securities”). Investment in Distressed Securities is speculative and involves significant risks and a Fund could lose all of its investment in any Distressed Security.
Distressed Securities are subject to greater credit and liquidity risks than other types of loans. Reduced liquidity can affect the values of Distressed Securities, make their valuation and sale more difficult, and result in greater volatility. A bankruptcy proceeding or other court proceeding could delay or limit the ability of the Fund to collect the principal and interest payments on Distressed Securities or adversely affect the Fund’s rights in collateral relating to a Distressed Security. If a lawsuit is brought by creditors of a borrower under a Distressed Security, a court or a trustee in bankruptcy could take certain actions that would be adverse to a Fund. For example:
•
Other creditors might convince the court to set aside a loan or the collateralization of the loan as a “fraudulent conveyance” or “preferential transfer.” In that event, the court could recover from the Fund the interest and principal payments that the borrower made before becoming insolvent. There can be no assurance that the Fund would be able to prevent that recapture.

•
A bankruptcy court may restructure the payment obligations under the loan so as to reduce the amount to which the Fund would be entitled.

•
The court might discharge the amount of the loan that exceeds the value of the collateral.

•
The court could subordinate the Fund’s rights to the rights of other creditors of the borrower under applicable law, decreasing, potentially significantly, the likelihood of any recovery on the Fund’s investment.

A Fund may, but will not necessarily, invest in a Distressed Security when the investment adviser or subadviser believes it is likely that the issuer of the Distressed Securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the Fund will receive new securities in return for the Distressed Securities. There can be no assurance that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which a Fund makes its investment in Distressed Securities and the time that any such exchange offer or plan of reorganization is completed. Even if an exchange offer is made or plan of reorganization is adopted with respect to Distressed Securities held by a Fund, there can be no assurance that the securities or other assets received by a Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. If a Fund participates in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Distressed Securities, the Fund may be restricted from disposing of such securities.
Dollar Roll Transactions
A Fund may enter into dollar roll transactions, in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date from the same party. A Fund may invest in dollar rolls in order to benefit from anticipated changes in pricing for the mortgage-backed securities during the term of the transaction, or for the purpose of creating investment leverage.
In a dollar roll, the securities that are to be purchased will be of the same type as the securities sold, but will be supported by different pools of mortgages. A Fund that engages in a dollar roll forgoes principal and interest paid on the sold securities during the roll period, but is compensated by the difference between the current sales price and the lower forward price for the future purchase. In addition, a Fund may benefit by investing the transaction proceeds during the roll period. Dollar roll transactions generally have the effect of creating leverage in a Fund’s portfolio.
Dollar rolls involve the risk that the Fund’s counterparty will be unable to deliver the mortgage-backed securities underlying the dollar roll at the fixed time. If the counterparty files for bankruptcy or becomes insolvent, the counterparty or its representative may ask for and receive an extension of time to decide whether to enforce the Fund’s repurchase obligation. A Fund’s use of the transaction proceeds may be restricted pending such decision. A Fund may enter into dollar roll transactions without limit up to the amount permitted under applicable law.
Exchange Traded Notes (ETNs)
ETNs are senior, unsecured, debt securities typically issued by financial institutions. An ETN’s return is typically based on the performance of a particular market index, and the value of the index may be impacted by market forces that affect the value of ETNs in unexpected ways. ETNs are similar to Structured Investments, except that they are typically listed on an exchange and traded in the secondary market. See “Structured Investments” in this SAI. The return on an ETN
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is based on the performance of the specified market index, and an investor may, at maturity, realize a negative return on the investment. ETNs typically do not make periodic interest payments and principal is not protected. The repayment of principal and any additional return due either at maturity or upon repurchase by the issuer depends on the issuer’s ability to pay, regardless of the performance of the underlying index. Accordingly, ETNs are subject to credit risk that the issuer will default or will be unable to make timely payments of principal. Certain events can impact an ETN issuer’s financial situation and ability to make timely payments to ETN holders, including economic, political, legal, or regulatory changes and natural disasters. Event risk is unpredictable and can significantly impact ETN holders.
The market value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand of the ETN, volatility and lack of liquidity in the underlying assets, changes in the applicable interest rates, the current performance of the market index to which the ETN is linked, and the credit rating of the ETN issuer. The market value of an ETN may differ from the performance of the applicable market index and there may be times when an ETN trades at a premium or discount. This difference in price may be due to the fact that the supply and demand in the market for ETNs at any point in time is not always identical to the supply and demand in the market for the securities underlying the market index that the ETN seeks to track. A change in the issuer’s credit rating may also impact the value of an ETN without regard to the level of the underlying market index. ETNs are also subject to tax risk. No assurance can be given that the Internal Revenue Service (“IRS”) will accept, or a court will uphold, how the Funds characterize and treat ETNs for tax purposes.
A Fund’s ability to sell its ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN. Some ETNs may be relatively illiquid and may therefore be difficult to purchase or sell at a fair price. Leveraged ETNs may offer the potential for greater return, but their values may be highly volatile.
Financial Services Companies
A Fund may invest in financial services companies. Financial services companies are subject to extensive government regulation that may affect their profitability in many ways, including by limiting the amount and types of loans and other commitments they can make, and the interest rates and fees they can charge. A financial services company’s profitability, and therefore its stock price, is especially sensitive to interest rate changes as well as the ability of borrowers to repay their loans. Changing regulations, continuing consolidations, and development of new products and structures all are likely to have a significant impact on financial services companies.
Fixed Income Securities
Certain of the debt securities in which the Funds may invest may not offer as high a yield as may be achieved from lower quality instruments having less safety. If a Fund disposes of an obligation prior to maturity, it may realize a loss or a gain. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. In addition, investments are subject to the ability of the issuer to make payment at maturity.
As discussed, a decline in prevailing levels of interest rates generally increases the value of debt securities in a Fund’s portfolio, while an increase in rates usually reduces the value of those securities. As a result, to the extent that a Fund invests in debt securities, interest rate fluctuations will affect its NAV, but not the income it receives from its debt securities. In addition, if the debt securities contain call, prepayment, or redemption provisions, during a period of declining interest rates, those securities are likely to be redeemed, and a Fund would probably be unable to replace them with securities having as great a yield. Certain events, such as market or economic developments, regulatory or government actions, natural disasters, terrorist attacks, war, and other geopolitical events can have a dramatic adverse effect on the debt market and the overall liquidity of the market for fixed income securities.
Investment in medium- or lower-grade debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt this market and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. In addition, lower-quality bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in servicing their principal and interest payment obligations. Furthermore, medium- and lower-grade debt securities tend to be less marketable than higher-quality debt securities because the market for them is less broad. The market for unrated debt securities is even narrower. During periods of thin
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trading in these markets, the spread between bid and asked prices is likely to increase significantly, and a Fund may have greater difficulty selling its portfolio securities. The market value of these securities and their liquidity may be affected by adverse publicity and investor perceptions.
Foreign Securities
Each Fund may invest in foreign securities. Foreign securities include securities of foreign companies and foreign governments (or agencies or subdivisions thereof). If a Fund’s securities are held abroad, the countries in which such securities may be held and the sub-custodian holding them must be approved by the Board or its delegate under applicable rules adopted by the SEC. In buying foreign securities, each Fund may convert U.S. dollars into foreign currency.
The globalization and integration of the world economic system and related financial markets have made it increasingly difficult to define issuers geographically. Accordingly, the Funds intend to construe geographic terms such as “foreign,” “non-U.S.,” “European,” “Latin American,” “Asian,” and “emerging markets” in the manner that affords to the Funds the greatest flexibility in seeking to achieve the investment objective(s) of the relevant Fund. Specifically, unless otherwise stated, in circumstances where the investment objective and/or strategy is to invest (a) exclusively in “foreign securities,” “non-U.S. securities,” “European securities,” “Latin American securities,” “Asian securities,” or “emerging markets” (or similar directions) or (b) at least some percentage of the Fund’s assets in foreign securities, etc., the Fund will take the view that a security meets this description so long as the issuer of a security is tied economically to the particular country or geographic region indicated by words of the relevant investment objective and/or strategy (the “Relevant Language”). For these purposes the issuer of a security is deemed to have that tie if:
(i)
the issuer is organized under the laws of the country or a country within the geographic region suggested by the Relevant Language or maintains its principal place of business in that country or region; or

(ii)
the securities are traded principally in the country or region suggested by the Relevant Language; or

(iii)
the issuer, during its most recent fiscal year, derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the country or region suggested by the Relevant Language or has at least 50% of its assets in that country or region.

In addition, the Funds intend to treat derivative securities (e.g., call options) by reference to the underlying security. Conversely, if the investment objective and/or strategy of a Fund limits the percentage of assets that may be invested in “foreign securities,” etc. or prohibits such investments altogether, a Fund intends to categorize securities as “foreign,” etc. only if the security possesses all of the attributes described above in clauses (i), (ii), and (iii).
Foreign securities also include a Fund’s investment in foreign securities through depositary receipts, in the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), or other similar securities. An ADR is a U.S. dollar-denominated security issued by a U.S. bank or trust company that represents, and may be converted into, a foreign security. An EDR or a GDR is generally similar but is issued by a non-U.S. bank. Depositary receipts are subject to the same risks as direct investment in foreign securities. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted, and changes in currency exchange rates may affect the value of an ADR investment in ways different from direct investments in foreign securities. Funds may invest in both sponsored and unsponsored depositary receipts. Unsponsored depositary receipts are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuers may not be as current for unsponsored depositary receipts and the prices of unsponsored depositary receipts may be more volatile than if such instruments were sponsored by the issuer. An investment in an ADR is subject to the credit risk of the issuer of the ADR.
Investments in foreign securities involve special risks and considerations. As foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards, practices, and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. For example, foreign markets have different clearance and settlement procedures. Delays in settlement could result in temporary periods when assets of a Fund are uninvested. The inability of a Fund to make intended security purchases due to settlement problems could cause it to miss certain investment opportunities. Foreign securities may also entail certain other risks, such as the possibility of one or more of the following: imposition of dividend or interest withholding or confiscatory taxes, higher brokerage costs, thinner trading markets, currency blockages or transfer restrictions, expropriation, nationalization, military coups, economic sanctions, or other adverse political or economic developments; less government supervision and regulation of securities exchanges, brokers and listed companies; and the difficulty of enforcing obligations in other countries. Purchases of foreign securities are usually made in foreign currencies and, as a result, a Fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in
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the value of foreign currencies against the U.S. dollar. Further, it may be more difficult for a Fund’s agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Certain markets may require payment for securities before delivery. In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, diplomatic developments that could adversely affect the values of the Fund’s investments in certain non-U.S. countries, and quotas or other limits on the ability of the Fund (or clients of the Fund’s investment adviser or subadviser) to invest or maintain investments in securities of issuers in certain countries.
A number of current significant political, demographic, and economic developments may affect investments in foreign securities and in securities of companies with operations overseas. The course of any one or more of these events and the effect on trade barriers, competition, and markets for consumer goods and services are uncertain. Similar considerations are of concern with respect to developing countries. For example, the possibility of revolution and the dependence on foreign economic assistance may be greater in these countries than in developed countries. Management seeks to mitigate the risks associated with these considerations through diversification and active professional management.
In addition to the general risks of investing in foreign securities, investments in emerging markets involve special risks. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets may have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a Fund due to subsequent declines in values of the portfolio securities, decrease in the level of liquidity in a Fund’s portfolio, or, if a Fund has entered into a contract to sell the security, possible liability to the purchaser. Certain markets may require payment for securities before delivery, and in such markets a Fund bears the risk that the securities will not be delivered and that the Fund’s payments will not be returned. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, or may have restrictions on foreign ownership or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.
Certain emerging markets may require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market’s balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to that Fund of any restrictions on investments.
Investment in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of a Fund.
Health Care Companies
A Fund may invest in health care companies. The activities of health care companies may be funded or subsidized by federal and state governments. If government funding and subsidies are reduced or discontinued, the profitability of these companies could be adversely affected. Health care companies may also be affected by government policies on health care reimbursements, regulatory approval for new drugs and medical instruments, and similar matters. They are also subject to legislative risk, i.e., the risk of a reform of the health care system through legislation.
Illiquid Securities
Each Fund may invest not more than 15% of its net assets in “illiquid securities,” which are investments that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the
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sale or disposition significantly changing the market value of the investment. A Fund may not be able to dispose of such securities in a timely fashion and for a fair price, which could result in losses to a Fund. In addition, illiquid securities are generally more difficult to value. Illiquid securities may include repurchase agreements with maturities greater than seven days, futures contracts and options thereon for which a liquid secondary market does not exist, time deposits maturing in more than seven calendar days, and securities of new and early stage companies whose securities are not publicly traded. The Funds may also purchase securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the 1933 Act. Such securities may be determined to be liquid based on an analysis taking into account, among other things, trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in particular Rule 144A securities, a Fund’s holdings of those securities may be illiquid, resulting in undesirable delays in selling these securities at prices representing fair value.
Index-Related Securities (Equity Equivalents)
The Funds may invest in certain types of securities that enable investors to purchase or sell shares in a portfolio of securities that seeks to track the performance of an underlying index or a portion of an index. Such Equity Equivalents include, among others, DIAMONDS (interests in a portfolio of securities that seeks to track the performance of the Dow Jones Industrial Average), SPDRs or Standard & Poor’s Depositary Receipts (interests in a portfolio of securities that seeks to track the performance of the S&P 500® Index), and the Nasdaq-100 Trust (interests in a portfolio of securities of the largest and most actively traded non-financial companies listed on the Nasdaq Stock Market). Such securities are similar to index mutual funds, but they are traded on various stock exchanges or secondary markets. The value of these securities is dependent upon the performance of the underlying index on which they are based. Thus, these securities are subject to the same risks as their underlying indexes as well as the securities that make up those indexes. For example, if the securities comprising an index that an index-related security seeks to track perform poorly, the index-related security will lose value.
Equity Equivalents may be used for several purposes, including to simulate full investment in the underlying index while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transaction costs, or to seek higher investment returns where an Equity Equivalent is priced more attractively than securities in the underlying index. Because the expense associated with an investment in Equity Equivalents may be substantially lower than the expense of small investments directly in the securities comprising the indexes they seek to track, investments in Equity Equivalents may provide a cost-effective means of diversifying the fund’s assets across a broad range of equity securities.
The prices of Equity Equivalents are derived and based upon the securities held by the particular investment company. Accordingly, the level of risk involved in the purchase or sale of an Equity Equivalent is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for such instruments is based on a basket of stocks. The market prices of Equity Equivalents are expected to fluctuate in accordance with both changes in the NAVs of their underlying indexes and the supply and demand for the instruments on the exchanges on which they are traded. Substantial market or other disruptions affecting an Equity Equivalent could adversely affect the liquidity and value of the shares of the fund investing in such instruments.
Inflation-Linked Securities
Inflation-linked securities are typically fixed income securities whose principal values are periodically adjusted according to a measure of inflation. If the index measuring inflation falls, the principal value of an inflation-linked security will be adjusted downward, and consequently the interest payable on the security (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original principal of the security upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-linked securities. For securities that do not provide a similar guarantee, the adjusted principal value of the security repaid at maturity may be less than the original principal.
Alternatively, the interest rates payable on certain inflation-linked securities may be adjusted according to a measure of inflation. As a result, the principal values of such securities do not adjust according to the rate of inflation, although the interest payable on such securities may decline during times of falling inflation.
The values of inflation-linked securities are expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-linked securities. Inflation-linked securities may cause a potential cash flow mismatch to investors, because an increase in the principal amount of an inflation-linked security will be treated as interest income currently subject to tax at ordinary income rates even though investors will not receive repayment of principal until maturity. If a Fund invests in such securities, it will be required to distribute such interest income in order to qualify for treatment as a regulated investment
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company and eliminate the Fund-level tax, without a corresponding receipt of cash, and therefore may be required to dispose of portfolio securities at a time when it may not be advantageous to do so in order to make such distributions.
While the values of inflation-linked securities are expected to be largely protected from long-term inflationary trends, short-term increases in inflation may lead to declines in value. In addition, if interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in inflation-linked securities may not be protected to the extent that the increase is not reflected in the securities’ inflation measure.
The periodic adjustment of U.S. Treasury inflation-linked securities is tied to the Consumer Price Index for All Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation, and energy. Inflation-linked securities issued by a foreign government or a private issuer are generally adjusted to reflect an inflation measure specified by the issuer. There can be no assurance that the CPI-U or any other inflation measure will accurately measure the real rate of inflation in the prices of goods and services.
IPOs and Other Limited Opportunities
A Fund may purchase securities of companies that are offered pursuant to an initial public offering (“IPO”) or other similar limited opportunities. Although companies can be any age or size at the time of their IPO, they are often smaller and have a limited operating history, which involves a greater potential for the value of their securities to be impaired following the IPO. The price of a company’s securities may be highly unstable at the time of its IPO and for a period thereafter due to factors such as market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available, and limited availability of investor information. Securities purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the NAV and return earned on a Fund’s shares. Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by sales of additional shares, and by concentration of control in existing management and principal shareholders. In addition, all of the factors that affect the performance of an economy or equity markets may have a greater impact on the shares of IPO companies. IPO securities tend to involve greater risk due, in part, to public perception and the lack of publicly available information and trading history.
Master Limited Partnerships
A Fund may invest in master limited partnerships (“MLPs”), which are limited partnerships in which ownership units are publicly traded. MLPs often own or own interests in properties or businesses that are related to oil and gas industries, including pipelines, although MLPs may invest in other types of investments, including credit-related investments. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners (like a Fund when it invests in an MLP) are not involved in the day-to-day management of the partnership. A Fund also may invest in companies who serve (or whose affiliates serve) as MLP general partners.
Investments in MLPs are generally subject to many of the risks that apply to partnerships. For example, holders of the units of MLPs may have limited control and limited voting rights on matters affecting the partnership. There may be fewer corporate protections afforded investors in an MLP than investors in a corporation. Conflicts of interest may exist among unit holders, subordinated unit holders, and the general partner of an MLP, including those arising from incentive distribution payments. MLPs that concentrate in a particular industry or region are subject to risks associated with such industry or region. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. Investments held by MLPs may be illiquid. MLP units may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.
A Fund may also hold investments in limited liability companies that have many of the same characteristics and are subject to many of the same risks as master limited partnerships.
The manner and extent of a Fund’s investments in MLPs and limited liability companies may be limited by its intention to qualify as a regulated investment company under the Code, and any such investments by the Fund may adversely affect the ability of the Fund to qualify as such.
Mortgage- and Asset-Backed Securities
Mortgage-backed securities, including collateralized mortgage obligations (“CMOs”) and certain stripped mortgage-backed securities, represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include
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such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, receivables from credit card agreements, home equity loans, and student loans. Asset-backed securities may also include collateralized debt obligations as described below.
A Fund may invest in mortgage-backed securities issued or guaranteed by (i) U.S. Government agencies or instrumentalities such as the Government National Mortgage Association (“GNMA”) (also known as Ginnie Mae), the Federal National Mortgage Association (“FNMA”) (also known as Fannie Mae), and the Federal Home Loan Mortgage Corporation (“FHLMC”) (also known as Freddie Mac) or (ii) other issuers, including private companies. Under the Federal Housing Finance Agency’s “Single Security Initiative,” Fannie Mae and Freddie Mac have entered into a joint initiative to develop a common securitization platform for the issuance of Uniform Mortgage-Backed Securities (“UMBS”), which would generally align the characteristics of Fannie Mae and Freddie Mac mortgage-backed securities. In June 2019 Fannie Mae and Freddie Mac started to issue UMBS in place of their current offerings of TBA-eligible mortgage-backed securities. The effect of the issuance of UMBS on the market for mortgage-backed securities is uncertain. Privately issued mortgage-backed securities may include securities backed by commercial mortgages, which are mortgages on commercial, rather than residential, real estate. Privately issued mortgage-backed securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-backed securities held in a Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans. There is no assurance that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so. In addition, certain governmental entities have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight and/or other consequences that could adversely affect the credit quality, availability, or investment character of securities issued by these entities.
Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-related securities. In that event a Fund may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgages, and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. If the life of a mortgage-related security is inaccurately predicted, a Fund may not be able to realize the rate of return the investment adviser or subadviser expected.
Mortgage-backed and asset-backed securities are less effective than other types of securities as a means of  “locking in” attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar or greater risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the Funds. The terms of certain asset-backed securities may require early prepayment in response to certain credit events potentially affecting the values of the asset-backed securities.
At times, some mortgage-backed and asset-backed securities will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses on securities purchased at a premium.
CMOs may be issued by a U.S. Government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. Government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. Government, its agencies or instrumentalities, or any other person or entity.
CMOs typically issue multiple classes of securities, having different maturities, interest rates, and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways.
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Payment of interest or principal on some classes or series of CMOs may be subordinated to payments on other classes or series and may be subject to contingencies; or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing their volatility. Certain classes or series of CMOs may experience high levels of volatility in response to changes in interest rates and other factors.
Stripped mortgage-backed securities are usually structured with two classes that receive payments of interest or principal on a pool of mortgage loans. Stripped mortgage-backed securities may experience very high levels of volatility in response to changes in interest rates. The yield to maturity on an interest only or “IO” class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments will typically result in a substantial decline in the value of IOs and may have a significant adverse effect on a Fund’s yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully, or at all, its initial investment in these securities. Conversely, principal only securities or “POs” tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated.
The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting a Fund’s ability to buy or sell those securities at any particular time.
Subprime mortgage loans, which typically are made to less creditworthy borrowers, have a higher risk of default than conventional mortgage loans. Therefore, mortgage-backed securities backed by subprime mortgage loans may suffer significantly greater declines in value due to defaults, and may experience high levels of volatility.
A Fund may invest in collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), and other similarly structured securities. CBOs, CLOs, and other CDOs are types of asset-backed securities. A CBO is typically an obligation of a trust backed (or collateralized) by a pool of securities, often including high risk, below investment grade debt securities. The collateral may include many different types of debt securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities, and emerging market debt. A CLO is typically an obligation of a trust backed (or collateralized) by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other types of CDOs may include, by way of example, obligations of trusts backed by other types of assets representing obligations of various types, and may include high risk, below investment grade debt obligations. CBOs, CLOs, and other CDOs may pay management fees and administrative expenses. The risk profile of an investment in a CBO, CLO, or other CDO depends largely on the type of the collateral securities and the class of the instrument in which a Fund invests.
For CBOs, CLOs, and other CDOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which typically bears the effects of defaults from the bonds or loans in the trust in the first instance and may serve to protect other, senior tranches from defaults. Typically, the more senior the tranche in a CBO, CLO, or other CDO, the higher its rating, although senior tranches can experience substantial losses due to actual defaults. The market values of CBO, CLO, and CDO obligations may be affected by a number of factors, including, among others, changes in interest rates, defaults affecting junior tranches, market anticipation of defaults, and general market aversion to CBO, CLO, or other CDO securities as a class, or to the collateral backing them.
CBOs, CLOs, and other CDOs may be illiquid. In addition to the risks associated with debt securities discussed elsewhere in this SAI and the Funds’ Prospectus (e.g., interest rate risk and the risk of default), CBOs, CLOs, and other CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments on a CBO’s, CLO’s, or other CDO’s obligations; (ii) the collateral may decline in value or be in default; (iii) the risk that Funds may invest in tranches of CBOs, CLOs, or other CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
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Other Income-Producing Securities
Other types of income-producing securities the Funds may purchase, include, but are not limited to, the following:
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Variable and floating rate obligations. Variable and floating rate securities are debt instruments that provide for periodic adjustments in the interest rate paid on the security and, under certain limited circumstances, may have varying principal amounts. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that may change with change to the level of prevailing interest rates or the issuer’s credit quality. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity. There is a risk that the current interest rate on variable and floating securities may not accurately reflect current market interest rates or adequately compensate the holder for the current creditworthiness of the issuer. Due to their variable- or floating-rate features, these instruments will generally pay higher levels of income in a rising interest rate environment and lower levels of income as interest rates decline. For the same reason, the market value of a variable- or floating-rate instrument is generally expected to have less sensitivity to fluctuations in market interest rates than a fixed-rate instrument, although the value of a floating-rate instrument may nonetheless decline as interest rates rise and due to other factors, such as changes in credit quality. Some variable or floating rate securities are structured with liquidity features such as (1) put options or tender options that permit holders (sometimes subject to conditions) to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries or (2) auction rate features, remarketing provisions, or other maturity-shortening devices designed to enable the issuer to refinance or redeem outstanding debt securities (market-dependent liquidity features). The market-dependent liquidity features may not operate as intended as a result of the issuer’s declining creditworthiness, adverse market conditions, or other factors or the inability or unwillingness of a participating broker-dealer to make a secondary market for such securities. As a result, variable or floating rate securities that include market-dependent liquidity features may lose value and the holders of such securities may be required to retain them for an extended period of time or until maturity.

In order to use these investments most effectively, a Fund’s investment adviser or subadviser must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the investment adviser or subadviser incorrectly forecasts such movements, a Fund could be adversely affected by the use of variable or floating rate obligations.
Many financial instruments use or may use a floating rate based on the London Interbank Offered Rate (“LIBOR”), which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on a Fund or the financial instruments in which a Fund invests cannot yet be determined. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.
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Standby commitments. These instruments, which are similar to a put, give a Fund the option to obligate a broker, dealer, or bank to repurchase a security held by the Fund at a specified price.

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Tender option bonds. Tender option bonds are relatively long-term bonds that are coupled with the agreement of a third party, such as a broker, dealer, or bank, to grant the holders of such securities the option to tender the securities to the institution at periodic intervals.

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Inverse floaters. Inverse floaters have variable interest rates that typically move in the opposite direction from movements in prevailing interest rates, most often short-term rates. Accordingly, the value of inverse floaters, or other obligations or certificates structured to have similar features, generally moves in the opposite direction from interest rates. The value of an inverse floater can be considerably more volatile than the value of other debt instruments of comparable maturity and credit quality. Inverse floaters incorporate varying degrees of leverage. Generally, greater leverage results in greater price volatility for any given change in interest rates. Inverse floaters may be subject to legal or contractual restrictions on resale and therefore may be less liquid than other types of securities. Similar to variable and floating rate obligations, effective use of inverse floaters requires

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skills different from those needed to select most portfolio securities. If movements in interest rates are incorrectly anticipated, a Fund could lose money or the NAV of its shares could decline by the use of inverse floaters.
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Strip bonds. Strip bonds are debt securities that are stripped of their interest, usually by a financial intermediary, after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturities.

Standby commitments, tender option bonds, and instruments with demand features are primarily used by the Funds for the purpose of increasing the liquidity of a Fund’s portfolio.
Other Investment Companies
A Fund may invest in securities of other open- or closed-end investment companies, including exchange-traded funds (“ETFs”), traded on one or more national securities exchanges, as well as private investment vehicles. The MassMutual Select Allocation Funds are “funds-of-funds,” which may invest without limit in other investment companies sponsored by MassMutual or its affiliates as well as, within allowable regulatory limits or pursuant to an exemptive order from the SEC, in other non-affiliated investment companies. The MassMutual RetireSMART by JPMorgan Funds are “funds-of-funds,” which may invest without limit in other investment companies sponsored by MassMutual or its affiliates as well as, within allowable regulatory limits or pursuant to an exemptive order from the SEC, in other investment companies sponsored by J.P. Morgan or its affiliates or in other non-affiliated investment companies.
As a shareholder in an investment vehicle, a Fund bears its ratable share of that investment vehicle’s expenses, including its investment advisory, administration, brokerage, shareholder servicing, and other expenses, and continues to incur its own investment advisory and other expenses. A Fund’s shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment vehicles. Shares of registered open-end investment companies traded on a securities exchange may not be redeemable by a Fund in all cases. Private investment vehicles in which a Fund may invest are not registered under the 1940 Act, and so will not offer all of the protections provided by the 1940 Act (including, among other things, independent oversight, protections against certain conflicts of interest, and custodial risks).
A Fund is exposed indirectly to all of the risks applicable to any other investment vehicle in which it invests, including that the investment vehicle will not perform as expected. If the other investment company is an ETF or other product traded on a securities exchange or otherwise actively traded, its shares may trade at a premium or discount to their NAV, an effect that might be more pronounced in less liquid markets. In addition, lack of liquidity in securities of investment company traded on an exchange or otherwise actively traded could result in its value being more volatile than the underlying portfolio of securities, and may limit the ability of a Fund to sell or redeem its interest in the investment company at a time or at a price it might consider desirable. A Fund may not be able to redeem its interest in private investment vehicles except at certain designated times.
A Fund’s investment adviser or subadviser, as applicable, or their affiliates may serve as investment adviser to a registered investment company or private investment vehicle in which the Fund may invest, leading to conflicts of interest. For example, a Fund’s investment adviser or subadviser, as applicable, may receive fees based on the amount of assets invested in the other investment vehicle. Investment by a Fund in another registered investment company or private investment vehicle will typically be beneficial to its investment adviser or subadviser, as applicable, in the management of the other investment vehicle, by helping to achieve economies of scale or enhancing cash flows. Due to this and other factors, a Fund’s investment adviser or subadviser, as applicable, will have an incentive to invest the Fund’s assets in an investment vehicle sponsored or managed by it or its affiliates in lieu of investments by the Fund directly in portfolio securities, and will have an incentive to invest in such an investment vehicle over a non-affiliated investment vehicle to ensure an appropriate level of revenue to such investment adviser or subadviser, as applicable, or their affiliates. The investment adviser or subadviser, as applicable, will have no obligation to select the least expensive or best performing investment companies available to serve as an underlying investment vehicle. Similarly, a Fund’s investment adviser or subadviser, as applicable, will have an incentive to delay or decide against the sale of interests held by the Fund in an investment company sponsored or managed by it or its affiliates. It is possible that other clients of a Fund’s investment adviser or subadviser, as applicable, or its affiliates will purchase or sell interests in an investment company sponsored or managed by it at prices and at times more favorable than those at which the Fund does so.
A Fund that is not a fund-of-funds may invest in other investment vehicles whenever its investment adviser or subadviser, as applicable, believes that investment may help to achieve the Fund’s investment objective. For example, a Fund may invest in other investment companies during periods when it has large amounts of uninvested cash, when its investment adviser or subadviser, as applicable, believes share prices of other investment companies offer attractive values, or to gain or maintain exposure to various asset classes and markets or types of strategies and investments. A Fund may
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invest in shares of another registered investment company or private investment vehicle in order to gain indirect exposure to markets in a country where the Fund is not able to invest freely, or to gain indirect exposure to one or more issuers whose securities it may not buy directly.
Partly Paid Securities
These securities are paid for on an installment basis. A partly paid security trades net of outstanding installment payments—the buyer “takes over payments.” The buyer’s rights are typically restricted until the security is fully paid. If the value of a partly paid security declines before a Fund finishes paying for it, the Fund will still owe the payments, but may find it hard to sell and as a result will incur a loss.
Portfolio Management
A Fund’s investment adviser or subadviser uses trading as a means of managing the portfolio of the Fund in seeking to achieve its investment objective. Transactions will occur when a Fund’s investment adviser or subadviser believes that the trade, net of transaction costs, will improve interest income or capital appreciation potential, or will lessen capital loss potential. Whether the goals discussed above will be achieved through trading depends on the Fund’s investment adviser’s or subadviser’s ability to evaluate particular securities and anticipate relevant market factors, including interest rate trends and variations from such trends. If such evaluations and expectations prove to be incorrect, a Fund’s income or capital appreciation may be reduced and its capital losses may be increased. In addition, high turnover in a Fund could result in additional brokerage commissions to be paid by that Fund. See also “Taxation” below.
The Funds may pay brokerage commissions to affiliates of one or more affiliates of the Funds’ investment adviser or subadvisers.
Portfolio Turnover
The MassMutual Select Allocation Funds’ and MassMutual RetireSMART by JPMorgan Funds’ portfolio transactions should generally involve trades in the Underlying Funds that do not entail brokerage commissions. To the extent that portfolio turnover results in realization of net short-term capital gains, such gains ordinarily are treated as ordinary income when distributed to shareholders. Portfolio turnover rates of the MassMutual Select Allocation Funds and MassMutual RetireSMART by JPMorgan Funds are shown in the “Fees and Expenses of the Fund” and “Financial Highlights” sections of the Prospectus. See the “Taxation” and “Portfolio Transactions and Brokerage” sections in this SAI for additional information.
Real Estate-Related Investments; Real Estate Investment Trusts
Factors affecting the performance of real estate may include excess supply of real property in certain markets, changes in zoning laws, environmental regulations and other governmental action, completion of construction, changes in real estate value and property taxes, losses from casualty, condemnation, or natural disaster, sufficient level of occupancy, adequate rent to cover operating expenses, and local and regional markets for competing assets. The performance of real estate may also be affected by changes in interest rates, prudent management of insurance risks, and social and economic trends.
Real estate investment trusts (“REITs”) that may be purchased by a Fund include equity REITs, which own real estate directly, mortgage REITs, which make construction, development, or long-term mortgage loans, and hybrid REITs, which share characteristics of equity REITs and mortgage REITs. Equity REITs will be affected by, among other things, changes in the value of the underlying property owned by the REITs, while mortgage REITs will be affected by, among other things, the value of the properties to which they have extended credit. REITs are dependent upon the skill of each REIT’s management.
A Fund could, under certain circumstances, own real estate directly as a result of a default on debt securities it owns or from an in-kind distribution of real estate from a REIT. Risks associated with such ownership could include potential liabilities under environmental laws and the costs of other regulatory compliance. If a Fund has rental income or income from the direct disposition of real property, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company and thus its ability to avoid taxation on its income and gains distributed to its shareholders. REITs are also subject to substantial cash flow dependency, defaults by borrowers, self-liquidation, and the risk of failing to qualify for favorable tax treatment under the Code and/or to maintain exempt status under the 1940 Act. If a Fund invests in REITs, investors would bear not only a proportionate share of the expenses of that Fund, but also, indirectly, expenses of the REITs.
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Repurchase Agreements
A repurchase agreement is a contract under which a Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund’s cost plus interest). Repurchase agreements may also be viewed as loans made by a Fund which are collateralized by the securities subject to repurchase. The investment adviser or subadviser will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller’s estate. There is no limit on the Funds’ investment in repurchase agreements.
Restricted Securities
Restricted securities are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a Fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.
Reverse Repurchase Agreements and Treasury Rolls
A Fund may enter into reverse repurchase agreements or Treasury rolls with banks and broker-dealers to enhance return. Reverse repurchase agreements involve sales by a Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price (typically equal to the original sale price plus interest). During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on the securities and also has the opportunity to earn a return on the purchase price received by it from the counterparty. Similarly, in a Treasury roll transaction, a Fund sells a Treasury security and simultaneously enters into an agreement to repurchase the security from the buyer at a later date, at the original sale price plus interest. The repurchase price is typically adjusted to provide the Fund the economic benefit of any interest that accrued on the Treasury security during the term of the transaction. The Fund may use the purchase price received by it to earn additional return during the term of the Treasury roll transaction. Reverse repurchase agreements and Treasury rolls are similar to a secured borrowing of a Fund and generally create investment leverage. A Fund might lose money both on the security subject to the reverse repurchase agreement and on the investments it makes with the proceeds of the reverse repurchase agreement. If the counterparty in such a transaction files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds from the sale of its securities may be restricted or forfeited, and the counterparty may fail to return/resell the securities in question to the Fund. A Fund may enter into reverse repurchase agreements or Treasury rolls without limit up to the amount permitted under applicable law.
Securities Lending
An Underlying Fund may lend its portfolio securities to the extent permitted under the 1940 Act and the rules and regulations thereunder. Securities lending allows a Fund to retain ownership of the securities loaned and, at the same time, earn additional income. Generally, under a Fund’s securities lending program, all securities loans will be secured continuously by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities. A Fund maintains the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. The risks in lending portfolio securities, as with other extensions of credit, include a possible delay or expense in recovering the loaned securities or a possible loss of rights in the collateral should the borrower fail financially. If the borrower fails to return the loaned securities upon termination of the loan, the value of the collateral may not be sufficient to replace the loaned securities. Regulations adopted by global prudential regulators that are now in effect require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many securities lending agreements, terms that delay or restrict the rights of counterparties, such as the Funds, to terminate such agreements, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. It is possible that these
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new requirements, as well as potential additional government regulation and other developments in the market, could adversely affect a Fund’s ability to terminate existing securities lending agreements or to realize amounts to be received under such agreements.
Short Sales
A short sale is a transaction in which a fund sells a security it does not own in anticipation that the market price of that security will decline. When a fund makes a short sale on a security, it must borrow the security sold short and deliver it to a broker dealer through which it made the short sale as collateral for its obligation to deliver the security upon the conclusion of the sale. A fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities. If the price of the security sold short increases between the time of the short sale and the time a fund replaces the borrowed security, a fund will incur a loss, which could be unlimited, in cases where a fund is unable for whatever reason to close out its short position; conversely, if the price declines, a fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely impacted by imperfect correlation between movements in the price of the security sold short and the securities being hedged.
Selling short “against-the-box” refers to the sale of securities actually owned by the seller but held in safekeeping. In such short sales, while the short position is open, a fund must own an equal amount of such securities, or by virtue of ownership of securities have the right, without payment of further consideration, to obtain an equal amount of securities sold short. Short sales against-the-box generally produce current recognition of gain (but not loss) for federal income tax purposes on the constructive sale of securities “in the box” prior to the time the short position is closed out.
Trade Claims
A Fund may purchase trade claims and other obligations of, or claims against, companies in bankruptcy proceedings. Trade claims are claims for payment by vendors and suppliers for products and services previously furnished to the companies in question. Other claims may include, for example, claims for payment under financial or derivatives obligations. Trade claims may be purchased directly from the creditor or through brokers or from dealers, and are typically purchased at a significant discount from their face amounts. There is no guarantee that a debtor will ever be able to satisfy its obligations on such claims. Trade claims are subject to the risks associated with low-quality and distressed obligations.
Trust Preferred Securities
Trust preferred securities are typically issued by corporations, generally in the form of interest bearing notes with preferred securities characteristics, or by an affiliated trust, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. Trust preferred securities may pay interest at either fixed or adjustable rates. Trust preferred securities may be issued with a final maturity date, or may be perpetual.
Trust preferred securities are typically junior and fully subordinated liabilities of an issuer and benefit from a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, trust preferred securities typically permit an issuer to defer the payment of income for five years or more without triggering an event of default. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the trust preferred securities have not been made), these trust preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors.
Many trust preferred securities are issued by trusts or other special purpose entities established by operating companies and are not a direct obligation of an operating company. At the time the trust or special purpose entity sells such preferred securities to investors, it purchases debt of the operating company (with terms comparable to those of the trust or special purpose entity securities). The trust or special purpose entity is generally required to be treated as transparent for Federal income tax purposes, and the holders of the trust preferred securities are treated for tax purposes as owning beneficial interests in the underlying debt of the operating company. Accordingly, payments on the trust preferred securities are treated as interest rather than dividends for Federal income tax purposes. The trust or special purpose entity in turn would be a holder of the operating company’s debt and would typically be subordinated to other classes of the operating company’s debt.
U.S. Government Securities
The Funds may invest in U.S. Government securities. These include obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities. Payment of principal and interest on U.S. Government obligations
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(i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself  (as with FNMA notes). In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment. Such agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. U.S. Government securities are subject to interest rate risk, and, in some cases, may be subject to credit risk. Although FHLMC and FNMA are now under conservatorship by the Federal Housing Finance Agency, and are benefiting from a liquidity backstop of the U.S. Treasury, no assurance can be given that these initiatives will be successful. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.
Utility Industries
Risks that are intrinsic to the utility industries include difficulty in obtaining an adequate return on invested capital, difficulty in financing large construction programs during an inflationary period, restrictions on operations and increased cost and delays attributable to environmental considerations and regulation, difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, technological innovations that may render existing plants, equipment, or products obsolete, the potential impact of natural or man-made disasters, increased costs and reduced availability of certain types of fuel, occasionally reduced availability and high costs of natural gas for resale, the effects of energy conservation, the effects of a national energy policy and lengthy delays and greatly increased costs and other problems associated with the design, construction, licensing, regulation, and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials and the disposal of radioactive wastes. There are substantial differences among the regulatory practices and policies of various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. There is no assurance that regulatory authorities will, in the future, grant rate increases or that such increases will be adequate to permit the payment of dividends on common stocks issued by a utility company. Additionally, existing and possible future regulatory legislation may make it even more difficult for utilities to obtain adequate relief. Certain of the issuers of securities held in the Fund’s portfolio may own or operate nuclear generating facilities. Governmental authorities may from time to time review existing policies and impose additional requirements governing the licensing, construction and operation of nuclear power plants. Prolonged changes in climatic conditions can also have a significant impact on both the revenues of an electric and gas utility as well as the expenses of a utility, particularly a hydro-based electric utility.
Utility companies in the United States and in foreign countries are generally subject to regulation. In the United States, most utility companies are regulated by state and/or federal authorities. Such regulation is intended to ensure appropriate standards of service and adequate capacity to meet public demand. Generally, prices are also regulated in the United States and in foreign countries with the intention of protecting the public while ensuring that the rate of return earned by utility companies is sufficient to allow them to attract capital in order to grow and continue to provide appropriate services. There can be no assurance that such pricing policies or rates of return will continue in the future.
The nature of regulation of the utility industries continues to evolve both in the United States and in foreign countries. In recent years, changes in regulation in the United States increasingly have allowed utility companies to provide services and products outside their traditional geographic areas and lines of business, creating new areas of competition within the industries. In some instances, utility companies are operating on an unregulated basis. Because of trends toward deregulation and the evolution of independent power producers as well as new entrants to the field of telecommunications, non-regulated providers of utility services have become a significant part of their respective industries. The investment adviser or subadviser believes that the emergence of competition and deregulation will result in certain utility companies being able to earn more than their traditional regulated rates of return, while others may be forced to defend their core business from increased competition and may be less profitable. Reduced profitability, as well as new uses of funds (such as for expansion, operations, or stock buybacks) could result in cuts in dividend payout rates. The investment adviser or subadviser seeks to take advantage of favorable investment opportunities that may arise from these structural changes. Of course, there can be no assurance that favorable developments will occur in the future.
Foreign utility companies are also subject to regulation, although such regulations may or may not be comparable to those in the United States. Foreign utility companies may be more heavily regulated by their respective governments than utilities in the United States and, as in the United States, generally are required to seek government approval for rate increases. In addition, many foreign utilities use fuels that may cause more pollution than those used in the United States, which may require such utilities to invest in pollution control equipment to meet any proposed pollution restrictions. Foreign regulatory systems vary from country to country and may evolve in ways different from regulation in the United States.
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A Fund’s investment policies are designed to enable it to capitalize on evolving investment opportunities throughout the world. For example, the rapid growth of certain foreign economies will necessitate expansion of capacity in the utility industries in those countries. Although many foreign utility companies currently are government-owned, thereby limiting current investment opportunities for a Fund, the investment adviser or subadviser believes that, in order to attract significant capital for growth, foreign governments are likely to seek global investors through the privatization of their utility industries. Privatization, which refers to the trend toward investor ownership of assets rather than government ownership, is expected to occur in newer, faster-growing economies and in mature economies. Of course, there is no assurance that such favorable developments will occur or that investment opportunities in foreign markets will increase.
The revenues of domestic and foreign utility companies generally reflect the economic growth and development in the geographic areas in which they do business. The investment adviser or subadviser will take into account anticipated economic growth rates and other economic developments when selecting securities of utility companies.
Zero-Coupon, Step Coupon and Pay-In-Kind Securities
Other debt securities in which the Funds may invest include zero coupon, step coupon, and pay-in-kind instruments. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security, and the perceived credit quality of the issue. Pay-in-kind securities are debt or preferred stock securities that require or permit payment of interest in the form of additional securities. Payment-in-kind securities allow the issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater risk than securities that pay interest currently or in cash.
Current federal income tax law requires holders of zero coupon and step coupon securities to report the portion of the original issue discount on such securities that accrues during a given year as interest income, even though holders receive no cash payments of interest during the year. In order to qualify as a regulated investment company under the Code, a Fund must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because a Fund will not receive cash payments on a current basis in respect of accrued original issue discount on zero coupon or step coupon bonds during the period before interest payments begin, and may not receive cash payments on payment-in-kind securities until maturity or redemption, in some years that Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. A Fund might obtain such cash from selling other portfolio holdings which might cause a Fund to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the assets to which Fund expenses could be allocated and to reduce the rate of return for a Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a Fund to sell the securities at the time.
Generally, the market prices of zero coupon, step coupon, and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities.
DISCLOSURE OF PORTFOLIO HOLDINGS
The Trustees of the Funds, including a majority of Trustees who are not “interested persons” of the Funds (as defined in the 1940 Act), have adopted policies and procedures with respect to the disclosure of the Funds’ portfolio holdings. These policies and procedures generally provide that no disclosure of portfolio holdings information may be made unless publicly disclosed as described below or made as part of the daily investment activities of the Funds to the Funds’ investment adviser, subadviser(s), as applicable, or any of their affiliates who provide services to the Funds, which by explicit agreement or by virtue of their respective duties to the Funds, are required to maintain confidentiality of the information disclosed. Certain limited exceptions pursuant to the Funds’ policies and procedures are described below. The Funds’ portfolio holdings information may not be disseminated for compensation. Any exceptions to the Funds’ policies and procedures may be made only if approved in writing by the Funds’ Principal Executive Officer and the Funds’ Chief Compliance Officer as being in the best interests of the relevant Fund, and then only if the recipients are subject to a written confidentiality agreement specifying that the relevant Fund’s portfolio holdings information is the confidential property of the Fund and may not be used for any purpose except in connection with the provision of services to the Fund and, in particular, that such information may not be traded upon. Any such exceptions must be reported to the Funds’ Board at its next regularly scheduled meeting. It was determined that these policies and procedures are reasonably designed to ensure
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that disclosure of portfolio holdings information is in the best interests of a Fund’s shareholders and appropriately address the potential for conflicts between the interests of a Fund’s shareholders, on the one hand, and those of MML Advisers or any affiliated person of the Fund or MML Advisers on the other.
Acting pursuant to the policies and procedures adopted by the Trustees of the Funds, the Funds’ investment adviser and subadviser(s), as applicable, are primarily responsible for compliance with these policies and procedures, which includes maintaining such internal informational barriers (e.g., “Chinese walls”) as each believes are reasonably necessary for preventing the unauthorized disclosure of portfolio holdings information. Pursuant to Rule 38a-1 under the 1940 Act, the Trustees will periodically (as needed, but at least annually) receive reports from the Funds’ Chief Compliance Officer regarding the operation of these policies and procedures, including a confirmation by the Chief Compliance Officer that the investment adviser’s and the subadviser(’s/s’), as applicable, policies, procedures, and/or processes are reasonably designed to comply with the Funds’ policies and procedures in this regard.
Public Disclosures
The Funds’ portfolio holdings are currently disclosed to the public through required filings with the SEC and as described below. The Funds file their portfolio holdings with the SEC as of the end of the second and fourth quarters of the Funds’ fiscal year on Form N-CSR (with respect to each semiannual period and annual period) no later than 70 days after the end of the applicable quarter. In addition, monthly reports of all of the Funds’ portfolio holdings are filed quarterly with the SEC on Form N-PORT no later than 60 days after the end of each quarter of the Funds’ fiscal year, and the monthly report for the third month of each quarter will be made publicly available by the SEC upon filing. Shareholders may obtain the Funds’ Form N-CSR and N-PORT filings on the SEC’s website at http://www.sec.gov. The Funds’ annual and semiannual reports are also mailed to shareholders after the end of the applicable quarter.
The Funds’ most recent portfolio holdings as of the end of each quarter are available on http://www.massmutual.com/funds no earlier than 15 calendar days after the end of each quarter. Because such information is updated quarterly, it will generally be available for viewing for approximately three months after the posting.
A Fund’s portfolio holdings may also be made available on http://www.massmutual.com/funds at other times as approved in writing by the Funds’ Principal Executive Officer and the Funds’ Chief Compliance Officer as being in the best interests of the relevant Fund.
Other Disclosures
Acting pursuant to the policies and procedures adopted by the Trustees of the Funds, and to the extent permitted under the 1933 and 1940 Acts, the Funds, the Funds’ investment adviser, and the Funds’ subadviser(s), as applicable, may distribute (or authorize the Funds’ custodian to distribute) information regarding the Funds’ portfolio holdings more frequently than as provided to the public on a confidential basis to various service providers and others who require such information in order to fulfill their contractual duties with respect to the routine investment activities or operations of the Funds. Such service providers or others must, by explicit agreement or by virtue of their respective duties to the Funds, be required to maintain confidentiality of the information disclosed. These service providers include, but are not limited to, the Funds’ custodian (State Street Bank and Trust Company (“State Street”)), the Funds’ sub-administrators (State Street and MassMutual), the Funds’ independent registered public accounting firm (Deloitte & Touche LLP), filing agents, legal counsel (Ropes & Gray LLP), financial printer (Toppan Merrill, LLC), portfolio liquidity classification vendors, any proxy voting service employed by the Funds, MML Advisers or any of the Funds’ subadviser(s), as applicable, providers of portfolio analysis tools, any pricing services employed by the Funds, and providers of transition management services. The Funds or the Funds’ investment adviser may also periodically provide non-public information about their portfolio holdings to rating and ranking organizations, such as Lipper Inc. and Morningstar Inc., in connection with those firms’ research on and classification of the Funds and in order to gather information about how the Funds’ attributes (such as volatility, turnover, and expenses) compared with those of peer funds.
The Funds, the Funds’ investment adviser, or the Funds’ subadviser(s), as applicable, may distribute (or authorize the Funds’ custodian to distribute) information regarding the Funds’ portfolio holdings more frequently than as provided to the public on a confidential basis to various service providers and others who require such information in order to fulfill non-routine legitimate business activities related to the management, investment activities, or operations of the Funds. Such disclosures may be made only if  (i) the recipients of such information are subject to a written confidentiality agreement specifying that the Funds’ portfolio holdings information is the confidential property of the Funds and may not be used for any purpose except in connection with the provision of services to the Funds and, in particular, that such information may not be traded upon; and (ii) if the Funds’ Chief Compliance Officer (or a person designated by the Chief Compliance
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Officer) determines that, under the circumstances, disclosure is in the best interests of the relevant Fund’s shareholders. The information distributed is limited to the information that the Funds, MML Advisers, or the relevant subadviser(s), as applicable, believes is reasonably necessary in connection with the services provided by the recipient receiving the information.
INVESTMENT RESTRICTIONS OF THE FUNDS
FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS
The following is a description of certain fundamental restrictions on investments of the Funds which may not be changed without a vote of a majority of the outstanding shares of the applicable Fund. Investment restrictions that appear below or elsewhere in this SAI and in the Prospectus which involve a maximum percentage of securities or assets shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, a Fund. Each Fund may not:
(1)
purchase securities (other than securities issued, guaranteed or sponsored by the U.S. Government or its agencies or instrumentalities or securities issued by investment companies) of any one issuer if, as a result, more than 5% of a Fund’s total assets would be invested in the securities of such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the Fund’s total assets may be invested without regard to these limitations.

(2)
purchase commodities or commodity contracts, except that a Fund may enter into futures contracts, options, options on futures, and other financial or commodity transactions to the extent consistent with applicable law and the Fund’s Prospectus and SAI at the time.

(3)
purchase or sell real estate except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments. (This restriction does not prohibit a Fund from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.)

(4)
participate in the underwriting of securities, except to the extent that a Fund may be deemed an underwriter under federal securities laws by reason of acquisitions or distributions of portfolio securities (e.g., investments in restricted securities and instruments subject to such limits as imposed by the Board and/or law).

(5)
make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities.

(6)
borrow money or issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities.

(7)
concentrate its investments in any one industry, as determined by the Board, and in this connection a Fund will not acquire securities of companies in any one industry if, immediately after giving effect to any such acquisition, 25% or more of the value of the total assets of the Fund would be invested in such industry, with the following exceptions:

(a)
There is no limitation for securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

(b)
There is no limitation for securities issued by other investment companies.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS
In addition to the investment restrictions adopted as fundamental policies set forth above, the Funds operate with certain non-fundamental policies that may be changed by a vote of a majority of the Board members at any time.
In accordance with such policies, each Fund may not:
(1)
to the extent required by applicable law at the time, purchase additional securities when its borrowings, less amounts receivable on sales of portfolio securities, exceed 5% of its total assets.

(2)
sell securities short, but reserves the right to sell securities short against the box.

(3)
invest more than 15% of its net assets in illiquid securities. This restriction does not limit the purchase of

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securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the 1933 Act, provided that such securities are determined to be liquid by MML Advisers pursuant to Board approved guidelines.
With respect to limitation (3) above, if there is a lack of trading interest in particular Rule 144A securities, a Fund’s holdings of those securities may be illiquid, resulting in the possibility of undesirable delays in selling these securities at prices representing fair value. If, through a change in values, net assets, or other circumstances, the Fund were in a position where more than 15% of its net assets was invested in illiquid securities , it would take appropriate orderly steps, as deemed necessary, to protect liquidity.
Notwithstanding the foregoing fundamental or non-fundamental investment restrictions, the Underlying Funds in which the MassMutual Select Allocation Funds and MassMutual RetireSMART by JPMorgan Funds may invest have adopted certain investment limitations that may be more or less restrictive than those listed above, thereby permitting a MassMutual Select Allocation Fund or MassMutual RetireSMART by JPMorgan Fund to engage indirectly in investment strategies that are prohibited under the investment limitations listed above.
In accordance with each MassMutual Select Allocation Funds’ and MassMutual RetireSMART by JPMorgan Fund’s investment program as set forth in the Prospectus, a MassMutual Select Allocation Fund or MassMutual RetireSMART by JPMorgan Fund may invest 25% or more of its assets in any one Underlying Fund. While each MassMutual Select Allocation Fund and MassMutual RetireSMART by JPMorgan Fund does not intend to concentrate its investments in a particular industry, a MassMutual Select Allocation Fund or MassMutual RetireSMART by JPMorgan Fund may indirectly concentrate in a particular industry or group of industries through its investments in one or more Underlying Funds.
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MANAGEMENT OF THE TRUST
The Trust has a Board comprised of eight Trustees, a majority of which are not “interested persons” (as defined in the 1940 Act) of the Trust. The Board is generally responsible for the management and oversight of the business and affairs of the Trust. The Trustees formulate the general policies of the Trust and the Funds, approve contracts, and authorize Trust officers to carry out the decisions of the Board. To assist them in this role, the Trustees who are not “interested persons” of the Trust (“Independent Trustees”) have retained independent legal counsel. As investment adviser to the Funds and subadviser to the MassMutual RetireSMART by JPMorgan Funds, respectively, MML Advisers and J.P. Morgan may be considered part of the management of the Trust. The Trustees and principal officers of the Trust are listed below together with information on their positions with the Trust, address, and year of birth, as well as their principal occupations and other principal business affiliations during at least the past five years.
The Board has appointed an Independent Trustee Chairperson of the Trust. The Chairperson presides at Board meetings and may call a Board or committee meeting when he deems it necessary. The Chairperson participates in the preparation of Board meeting agendas and may generally facilitate communications among the Trustees, and between the Trustees and the Trust’s management, officers, and independent legal counsel, between meetings. The Chairperson may also perform such other functions as may be requested by the Board from time to time. The Board has established the three standing committees described below, and may form working groups or ad hoc committees as needed.
The Board believes this leadership structure is appropriate because it allows the Board to exercise informed and independent judgment, and allocates areas of responsibility among committees or working groups of Trustees and the full Board in a manner that enhances effective oversight. The Board also believes that having a majority of Independent Trustees is appropriate and in the best interest of the Funds’ shareholders. However, in the Board’s opinion, having interested persons serve as Trustees brings both corporate and financial viewpoints that are significant elements in its decision-making process. The Board reviews its leadership structure at least annually and may make changes to it at any time, including in response to changes in the characteristics or circumstances of the Trust.
Independent Trustees
Allan W. Blair 100 Bright Meadow Blvd. Enfield, CT 06082-1981 Year of birth: 1948 Trustee of the Trust since 2003 Trustee of 109 portfolios in fund complex	Trustee of the Trust
Retired; President and Chief Executive Officer (1996-2014), Economic Development Council of Western Massachusetts (non-profit development company); President and Chief Executive Officer (1984-2014), Westover Metropolitan Development Corporation (quasi-public development company); Trustee (since 2003), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company); Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company).
Nabil N. El-Hage 100 Bright Meadow Blvd. Enfield, CT 06082-1981 Year of birth: 1958 Trustee of the Trust since 2012 Trustee of 109 portfolios in fund complex	Trustee of the Trust
Founder and CEO (since 2018), AEE International LLC (a Puerto Rico LLC); Founder and sole member (2016-2018), PR Academy of Executive Education LLC (a Puerto Rico LLC); Chairman (2011-2016), Academy of Executive Education, LLC (a Massachusetts LLC); Director (2011-2015), Argo Group International Holdings, Ltd. (underwriter of specialty insurance and reinsurance products); Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2003), Chairman (2006-2012), MassMutual Premier Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), Chairman (2006-2012), MML Series Investment Fund II (open-end investment company).
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Maria D. Furman 100 Bright Meadow Blvd. Enfield, CT 06082-1981 Year of birth: 1954 Trustee of the Trust since 2012 Trustee of 109 portfolios in fund complex	Trustee of the Trust
Retired; Trustee (since 2011), GMO Series Trust (open-end investment company); Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company).
R. Alan Hunter, Jr. 100 Bright Meadow Blvd. Enfield, CT 06082-1981 Year of birth: 1946 Chairperson of the Trust since 2016 Trustee of the Trust since 2003 Trustee of 109 portfolios in fund complex	Chairperson and Trustee of the Trust
Retired; Director (2007-2018), Actuant Corporation (diversified industrial company); Chairperson (since 2016), Trustee (since 2003), MassMutual Select Funds (open-end investment company); Chairperson (since 2016), Trustee (since 2012), MassMutual Premier Funds (open-end investment company); Chairperson (since 2016), Trustee (since 2003), MML Series Investment Fund (open-end investment company); Chairperson (since 2016), Trustee (since 2012), MML Series Investment Fund II (open-end investment company).
C. Ann Merrifield 100 Bright Meadow Blvd. Enfield, CT 06082-1981 Year of birth: 1951 Trustee of the Trust since 2012 Trustee of 109 portfolios in fund complex	Trustee of the Trust
Retired; President and Chief Executive Officer (2012-2014), PathoGenetix (genomics company); Director (2015-2018), Juniper Pharmaceuticals Inc. (specialty pharmaceutical company); Director (since 2014), Flexion Therapeutics (specialty pharmaceutical company); Chairperson (2017-2018), Director (since 2014), InVivo Therapeutics (research and clinical-stage biomaterials and biotechnology company); Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company).
Susan B. Sweeney 100 Bright Meadow Blvd. Enfield, CT 06082-1981 Year of birth: 1952 Trustee of the Trust since 2009 Trustee of 111 portfolios in fund complex1	Trustee of the Trust
Retired; Senior Vice President and Chief Investment Officer (2010-2014), Selective Insurance Group (property and casualty company); Trustee (since 2012), Barings Corporate Investors (closed-end investment company); Trustee (since 2012), Barings Participation Investors (closed-end investment company); Trustee (since 2009), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company); Trustee (since 2009), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company).

1
Barings Participation Investors and Barings Corporate Investors are deemed to be a part of the Fund Complex, because they are managed by Barings LLC, an affiliate of MML Advisers.

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Interested Trustees
Teresa A. Hassara2 100 Bright Meadow Blvd. Enfield, CT 06082-1981 Year of birth: 1962 Trustee of the Trust since 2017 Trustee of 109 portfolios in fund complex	Trustee of the Trust
Director (since 2017), MML Advisers; Head of Workplace Solutions (since 2017), MassMutual; President of Institutional Retirement (2009-2016), TIAA-CREF; Trustee (since 2017), MassMutual Select Funds (open-end investment company); Trustee (since 2017), MassMutual Premier Funds (open-end investment company); Trustee (since 2017), MML Series Investment Fund (open-end investment company); Trustee (since 2017), MML Series Investment Fund II (open-end investment company).
Robert E. Joyal3 100 Bright Meadow Blvd. Enfield, CT 06082-1981 Year of birth: 1945 Trustee of the Trust since 2003 Trustee of 111 portfolios in fund complex4	Trustee of the Trust
Retired; Director (since 2018), Jefferies Financial Group Inc. (holding company); Director (2013-2018), Leucadia National Corporation (holding company); Director (2012-2017), Ormat Technologies, Inc. (provider of alternative energy technology); Director (2006-2014), Jefferies Group LLC (investment bank); Trustee (since 2003), Barings Corporate Investors (closed-end investment company); Trustee (since 2003), Barings Participation Investors (closed-end investment company); Trustee (since 2003), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company); Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company).
Principal Officers
Joseph Fallon 100 Bright Meadow Blvd. Enfield, CT 06082-1981 Year of birth: 1975 Officer of the Trust since 2015 Officer of 109 portfolios in fund complex	Vice President of the Trust
Investment Director (since 2014), MML Advisers; Head of Investment Consulting & Strategy (since 2017), Investment Director (2006-2017), MassMutual; Vice President (since 2017), Assistant Vice President (2015-2017), MassMutual Select Funds (open-end investment company); Vice President (since 2017), Assistant Vice President (2015-2017), MassMutual Premier Funds (open-end investment company); Vice President (since 2017), Assistant Vice President (2015-2017), MML Series Investment Fund (open-end investment company); Vice President (since 2017), Assistant Vice President (2015-2017), MML Series Investment Fund II (open-end investment company).

2
Ms. Hassara is an “Interested Person,” as that term is defined in the 1940 Act, as an employee of MassMutual.
3
Mr. Joyal is an Interested Person through his position as a director of Jefferies Financial Group Inc., which controls Jefferies Group LLC, a broker-dealer that may execute portfolio transactions and/or engage in principal transactions with the Funds, other investment companies advised by MML Advisers or holding themselves out to investors as related companies for purposes of investment or investor services, or any other advisory accounts over which MML Advisers has brokerage placement discretion.

4
Barings Participation Investors and Barings Corporate Investors are deemed to be a part of the Fund Complex, because they are managed by Barings LLC, an affiliate of MML Advisers.

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Andrew M. Goldberg 100 Bright Meadow Blvd. Enfield, CT 06082-1981 Year of birth: 1966 Officer of the Trust since 2001 Officer of 109 portfolios in fund complex	Vice President, Secretary, and Chief Legal Officer of the Trust
Lead Counsel, Investment Adviser & Mutual Funds (since 2018), Assistant Vice President and Counsel (2004-2018), MassMutual; Secretary (since 2015), Assistant Secretary (2013-2015), MML Advisers; Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MassMutual Select Funds (open-end investment company); Vice President, Secretary (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2004-2008), MassMutual Premier Funds (open-end investment company); Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MML Series Investment Fund (open-end investment company); Vice President, Secretary (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2005-2008), MML Series Investment Fund II (open-end investment company).
Renee Hitchcock 100 Bright Meadow Blvd. Enfield, CT 06082-1981 Year of birth: 1970 Officer of the Trust since 2007 Officer of 109 portfolios in fund complex	Chief Financial Officer and Treasurer of the Trust
Head of Mutual Fund Administration (since 2018), Assistant Vice President (2015-2018), Director (2007-2015), MassMutual; Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MassMutual Select Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MassMutual Premier Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MML Series Investment Fund (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MML Series Investment Fund II (open-end investment company).
Jill Nareau Robert 100 Bright Meadow Blvd. Enfield, CT 06082-1981 Year of birth: 1972 Officer of the Trust since 2008 Officer of 109 portfolios in fund complex	Vice President and Assistant Secretary of the Trust
Lead Counsel, Investment Adviser & Mutual Funds (since 2018), Assistant Vice President and Counsel (2009-2018), MassMutual; Assistant Secretary (since 2015), MML Advisers; Vice President and Assistant Secretary (since 2017), Assistant Secretary (2008-2017), MassMutual Select Funds (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (formerly known as “Assistant Clerk”) (2008-2017), MassMutual Premier Funds (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (2008-2017), MML Series Investment Fund (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (formerly known as “Assistant Clerk”) (2008-2017), MML Series Investment Fund II (open-end investment company).
Douglas Steele 100 Bright Meadow Blvd. Enfield, CT 06082-1981 Year of birth: 1975 Officer of the Trust since 2016 Officer of 109 portfolios in fund complex	Vice President of the Trust
Vice President and Head of Investment Management (since 2017), Head of Investment Due Diligence (2016-2017), MML Advisers; Head of Investment Management (since 2017), Assistant Vice President (2013-2017), MassMutual; Vice President (since 2016), MassMutual Select Funds (open-end investment company); Vice President (since 2016), MassMutual Premier Funds (open-end investment company); Vice President (since 2016), MML Series Investment Fund (open-end investment company); Vice President (since 2016), MML Series Investment Fund II (open-end investment company).
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Philip S. Wellman 100 Bright Meadow Blvd. Enfield, CT 06082-1981 Year of birth: 1964 Officer of the Trust since 2007 Officer of 109 portfolios in fund complex	Vice President and Chief Compliance Officer of the Trust
Vice President and Chief Compliance Officer (since 2013), MML Advisers; Head of Mutual Funds & RIA Compliance (since 2018), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds) (2014-2018), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds and Investment Advisory) (2008-2014), MassMutual; Vice President and Chief Compliance Officer (since 2007), MassMutual Select Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MassMutual Premier Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund II (open-end investment company).
Eric H. Wietsma 100 Bright Meadow Blvd. Enfield, CT 06082-1981 Year of birth:1966 Officer of the Trust since 2006 Officer of 109 portfolios in fund complex	President of the Trust
President (2013-2018, since 2019), Vice President (2018-2019), Director (since 2013), MML Advisers; Head of Workplace Operations (since 2018), Senior Vice President (2010-2018), MassMutual; President (since 2008), Vice President (2006-2008), MassMutual Select Funds (open-end investment company); President (since 2008), Vice President (2006-2008), MassMutual Premier Funds (open-end investment company); President (since 2019), Vice President (2006-2019), MML Series Investment Fund (open-end investment company); President (since 2019), Vice President (2006-2019), MML Series Investment Fund II (open-end investment company).
Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns, or is removed. Notwithstanding the foregoing, unless the Trustees determine that it is desirable and in the best interest of the Trust that an exception to the retirement policy of the Trust be made, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-five years, however, with the exception of Mr. Robert E. Joyal, an interested Trustee of the Trust shall no longer serve as a Trustee if or when they are no longer an employee of MassMutual or an affiliate.
The Chairperson is elected to hold such office for a term of three years or until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she retires, dies, resigns, is removed, or becomes disqualified.
The President, Treasurer, and Secretary and such other officers as the Trustees may in their discretion from time to time elect are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed, or becomes disqualified.
Each officer and the Chairperson shall hold office at the pleasure of the Trustees.
Additional Information About the Trustees
In addition to the information set forth above, the following specific experience, qualifications, attributes, and skills apply to each Trustee. Each Trustee was appointed to serve on the Board based on his or her overall experience and the Board did not identify any specific qualification as all-important or controlling. The information in this section should not be understood to mean that any of the Trustees is an “expert” within the meaning of the federal securities laws.
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Allan W. Blair — As a former trustee and audit and compliance committee member of a large healthcare system, Mr. Blair has experience with financial, regulatory, and operational issues. He also has served as CEO of several non-profit organizations for over 30 years. Mr. Blair holds a BA from the University of Massachusetts at Amherst and a JD from Western New England College School of Law.
Nabil N. El-Hage — As a former CEO or CFO of various public and private companies, Mr. El-Hage has experience with financial, regulatory, and operational issues. He has also taught corporate finance at the graduate level, and has served as a director for more than a dozen public and private companies and as an associate at a venture capital firm. Mr. El-Hage holds a BS in Electronic Engineering from Yale University and an MBA with high distinction from Harvard University.
Maria D. Furman — As a trustee and chairperson or member of the audit and investment committees of various educational organizations, Ms. Furman has experience with financial, regulatory, and operational issues. She also has served as an audit and investment committee member and a director, treasurer, and investment committee chair for environmental, educational, and healthcare organizations. Ms. Furman is a CFA charterholder and holds a BA from the University of Massachusetts at Dartmouth.
Teresa A. Hassara — As an executive of financial services companies with over 30 years of experience, Ms. Hassara’s deep industry expertise includes executive roles encompassing all aspects of relationship management and service delivery, as well as in strategy and planning, product and services management, customer loyalty analytics, and participant education and advisory solutions for clients in both the public and private sectors. Ms. Hassara has spent the majority of that time with three companies: Bankers Trust, Fidelity Investments, and, most recently, TIAA-CREF, where she led the company’s Institutional Retirement business serving more than 16,000 higher education, state government, and other nonprofit organizations. Ms. Hassara has FINRA Series 6, 24, 26, and 63 registrations and holds a BA from Vanderbilt University and an MBA from The Wharton School.
R. Alan Hunter, Jr. — As the former chairman of the board of non-profit organizations and a current director of a publicly traded company, Mr. Hunter has experience with financial, regulatory, and operational issues. He also held executive positions with a manufacturing company. Mr. Hunter holds a BA from Dickinson College and an MBA from the University of Pennsylvania.
Robert E. Joyal — As a director of several publicly traded companies, a trustee of various investment companies, and a former executive of an investment management company, Mr. Joyal has experience with financial, regulatory, and operational issues. Mr. Joyal is a Chartered Financial Analyst. He holds a BA from St. Michael’s College and an MBA from Western New England College.
C. Ann Merrifield — As a trustee of a healthcare organization, former biotechnology executive, former partner of a consulting firm, and investment officer at a large insurance company, Ms. Merrifield has experience with financial, regulatory, and operational issues. She also has served as an audit committee member for a manufacturing company and currently serves as such for a public life sciences company. Ms. Merrifield holds a BA and M. Ed. from the University of Maine and an MBA from Amos Tuck School of Business Administration at Dartmouth College.
Susan B. Sweeney — As an executive of a financial services company with over 30 years of financial services experience, Ms. Sweeney has experience with financial, regulatory, and operational issues. Ms. Sweeney holds a BS in Business Studies from Connecticut Board for State Academic Awards, an MBA from Harvard Business School, and a Doctor of Humane Letters from Charter Oak State College.
Board Committees and Meetings
The full Board met five times during the fiscal year ended September 30, 2019.
Audit Committee.   The Trust has an Audit Committee, consisting of Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust. The Audit Committee, whose members are Messrs. Blair and El-Hage and Msses. Furman, Merrifield, and Sweeney, oversees the Trust’s accounting and financial reporting policies and practices, its internal controls, and internal controls of certain service providers; oversees the quality and objectivity of the Trust’s financial statements and the independent audit thereof; evaluates the independence of the Trust’s independent registered public accounting firm; evaluates the overall performance and compensation of the Chief Compliance Officer; acts as liaison between the Trust’s independent registered public accounting firm and the full Board; and provides immediate access for the Trust’s independent registered public accounting firm to report any special matters they believe should be brought to the attention of the full Board. During the fiscal year ended September 30, 2019, the Audit Committee met four times.
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Nominating and Governance Committee.   The Trust has a Nominating and Governance Committee, consisting of each Trustee who is not an “interested person” of the Trust. The Nominating and Governance Committee meets at least twice per calendar year. During the fiscal year ended September 30, 2019, the Nominating and Governance Committee met twice. The Nominating and Governance Committee (a) identifies, and evaluates the qualifications of, individuals to become independent members of the Funds’ Board in the event that a position currently filled by an Independent Trustee is vacated or created; (b) nominates Independent Trustee nominees for election or appointment to the Board; (c) sets any necessary standards or qualifications for service on the Board; (d) recommends periodically to the full Board an Independent Trustee to serve as Chairperson; (e) evaluates at least annually the independence and overall performance of counsel to the Independent Trustees; (f) annually reviews the compensation of the Independent Trustees; and (g) oversees board governance issues including, but not limited to, (i) evaluating the board and committee structure and the performance of Trustees, (ii) considering and addressing any conflicts, (iii) considering the retirement policies of the Board, and (iv) considering and making recommendations to the Board at least annually concerning the Trust’s directors and officers liability insurance coverage.
The Nominating and Governance Committee will consider and evaluate nominee candidates properly submitted by shareholders of the Trust in the same manner as it considers and evaluates candidates recommended by other sources. The Nominating and Governance Committee may also consider any other facts and circumstances attendant to such shareholder submission as may be deemed appropriate by the Nominating and Governance Committee, including, without limitation, the value of the Funds’ securities owned by the shareholder and the length of time such shares have been held by the shareholder. A recommendation of a shareholder of the Trust must be submitted as described below to be considered properly submitted for purposes of the Nominating and Governance Committee’s consideration. The shareholders of the Trust must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Trust’s Nominating and Governance Committee, to the attention of the Secretary, at the address of the principal executive offices of the Trust, which is 100 Bright Meadow Blvd., Enfield, CT 06082-1981. The Shareholder Recommendation must be delivered to or mailed and received at the principal executive offices of the Trust at least 60 calendar days before the date of the meeting at which the Nominating and Governance Committee is to select a nominee for Independent Trustee. The Shareholder Recommendation must include: (i) a statement in writing setting forth: (A) the name, age, date of birth, phone number, business address, residence address, nationality, and pertinent qualifications of the person recommended by the shareholder (the “Shareholder Candidate”), including an explanation of why the shareholder believes the Candidate will make a good Trustee; (B) the class or series and number of all shares of the Funds owned of record or beneficially by the Shareholder Candidate, as reported to such shareholder by the Shareholder Candidate; (C) any other information regarding the Shareholder Candidate called for with respect to director nominees by paragraphs (a), (d), (e), and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the SEC (or the corresponding provisions of any regulation or rule subsequently adopted by the SEC or any successor agency applicable to the Funds); (D) any other information regarding the Shareholder Candidate that would be required to be disclosed if the Shareholder Candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the Shareholder Candidate is or will be an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Funds and, if not an “interested person,” information regarding the Shareholder Candidate that will be sufficient for the Funds to make such determination; (ii) the written and signed consent of the Shareholder Candidate to be named as a nominee, consenting to (1) the disclosure, as may be necessary or appropriate, of such Shareholder Candidate’s information submitted in accordance with (i) above; and (2) service as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Funds’ books, the number of all shares of each series of the Funds owned beneficially and of record by the recommending shareholder; (iv) a description of all arrangements or understandings between the recommending shareholder and the Shareholder Candidate and any other person or persons (including their names) pursuant to which the Shareholder Recommendation is being made by the recommending shareholder; and (v) such other information as the Nominating and Governance Committee may require the Shareholder Candidate to furnish as it may reasonably require or deem necessary to determine the eligibility of such Shareholder Candidate to serve as a Trustee or to satisfy applicable law.
Shareholders may send other communications to the Trustees by addressing such correspondence directly to the Secretary of the Trust, c/o Massachusetts Mutual Life Insurance Company, 100 Bright Meadow Blvd., Enfield, CT 06082-1981. When writing to the Board, shareholders should identify themselves, the fact that the communication is directed to the Board, the Fund they are writing about, and any relevant information regarding their Fund holdings. Except as provided below, the Secretary shall either (i) provide a copy of each shareholder communication to the Board at its next regularly scheduled meeting or (ii) if the Secretary determines that the communication requires more immediate attention, forward
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the communication to the Board promptly after receipt. The Secretary will also provide a copy of each shareholder communication to the Trust’s Chief Compliance Officer.
The Secretary may, in good faith, determine that a shareholder communication should not be provided to the Board because it does not reasonably relate to the Trust or its operations, management, activities, policies, service providers, Board, officers, shareholders, or other matters relating to an investment in the Funds or is otherwise ministerial in nature (such as a request for Fund literature, share data, or financial information). The Secretary will provide to the Board on a quarterly basis a summary of the shareholder communications not provided to the Board by virtue of this paragraph.
Contract Committee.   The Trust has a Contract Committee, consisting of each Trustee who is not an “interested person” of the Trust. During the fiscal year ended September 30, 2019, the Contract Committee met twice. The Contract Committee performs the specific tasks assigned to independent trustees by the 1940 Act, including the periodic consideration of the Trust’s investment management agreements and subadvisory agreements.
Risk Oversight
As registered investment companies, the Funds are subject to a variety of risks, including, among others, investment risks, financial risks, compliance risks, and operational risks. The Funds’ investment adviser and administrator, MML Advisers, and the MassMutual RetireSMART by JPMorgan Funds’ subadviser, J.P. Morgan, have primary responsibility for the Funds’ risk management on a day-to-day basis as part of their overall responsibilities. The Underlying Funds’ investment advisers or subadvisers are primarily responsible for managing investment risk as part of their day-to-day investment management responsibilities, as well as operational risks at their respective firms. The Funds’ investment adviser and Chief Compliance Officer also assist the Board in overseeing the significant investment policies of the Funds and monitor the various compliance policies and procedures approved by the Board as a part of its oversight responsibilities.
In discharging its oversight responsibilities, the Board considers risk management issues throughout the year by reviewing regular reports prepared by the Funds’ investment adviser and Chief Compliance Officer, as well as special written reports or presentations provided on a variety of risk issues, as needed. For example, the investment adviser reports to the Board quarterly on the investment performance of each of the Funds, the financial performance of the Funds, overall market and economic conditions, and legal and regulatory developments that may impact the Funds. The Funds’ Chief Compliance Officer, who reports directly to the Board’s Independent Trustees, provides presentations to the Board at its quarterly meetings and an annual report to the Board concerning (i) compliance matters relating to the Funds, the Funds’ investment adviser and the MassMutual RetireSMART by JPMorgan Funds’ subadviser, the Underlying Funds’ investment advisers and subadvisers, and the Funds’ other key service providers; (ii) regulatory developments; (iii) business continuity programs; and (iv) various risks identified as part of the Funds’ compliance program assessments. The Funds’ Chief Compliance Officer also meets at least quarterly in executive session with the Independent Trustees, and communicates significant compliance-related issues and regulatory developments to the Audit Committee between Board meetings.
In addressing issues regarding the Funds’ risk management between meetings, appropriate representatives of the investment adviser communicate with the Chairperson of the Trust, the Chairperson of the Audit Committee, or the Funds’ Chief Compliance Officer. As appropriate, the Trustees confer among themselves, or with the Funds’ Chief Compliance Officer, the investment adviser, other service providers, and independent legal counsel, to identify and review risk management issues that may be placed on the full Board’s agenda.
The Board also relies on its committees to administer the Board’s oversight function. The Audit Committee assists the Board in reviewing with the investment adviser and the Funds’ independent auditors, at various times throughout the year, matters relating to the annual audits, financial accounting and reporting matters, and the internal control environment at the service providers that provide financial accounting and reporting for the Funds. The Audit Committee also meets annually with representatives of the investment adviser’s Corporate Audit Department to review the results of internal audits of relevance to the Funds. This and the Board’s other committees present reports to the Board that may prompt further discussion of issues concerning the oversight of the Funds’ risk management. The Board may also discuss particular risks that are not addressed in the committee process.
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Share Ownership of Trustees and Officers of the Trust
The table below sets forth information regarding the Trustees’ beneficial ownership of Fund shares, based on the value of such shares as of December 31, 2019.
Name of Trustee	The Dollar Range of Equity Securities Beneficially Owned in the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees
Allan W. Blair	None	over $100,000
Nabil N. El-Hage	None	None
Maria D. Furman	None	None
R. Alan Hunter, Jr.	None	None
C. Ann Merrifield	None	None
Susan B. Sweeney	None	None
Interested Trustees
Teresa A. Hassara	None	None
Robert E. Joyal	None	None
The ownership information shown above does not include units of separate investment accounts that invest in one or more registered investment companies overseen by a Trustee in the family of investment companies held in a 401(k) plan or amounts held under a deferred compensation plan that are valued based on “shadow investments” in one or more such registered investment companies. As of December 31, 2019, these amounts were as follows: Mr. Blair, over $100,000; Mr. El-Hage, over $100,000; Ms. Furman, over $100,000; Ms. Hassara, None; Mr. Hunter, None; Mr. Joyal, over $100,000; Ms. Merrifield, None; and Ms. Sweeney, None.
As of January 3, 2020, the Trustees and officers of the Trust, individually and as a group, did not beneficially own outstanding shares of any of the Funds.
To the knowledge of the Trust, as of December 31, 2019, the Independent Trustees and their immediate family members did not own beneficially or of record securities of the investment adviser, subadviser(s), principal underwriter, or sponsoring insurance company of the Funds or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the investment adviser, subadviser(s), principal underwriter, or sponsoring insurance company of the Funds.
Trustee Compensation
Effective January 1, 2020, the Trust, on behalf of each Fund, pays each of its Trustees who is not an officer or employee of MassMutual a fee of $33,600 per quarter plus a fee of $5,120 per in-person meeting attended plus a fee of $5,120 for the annual Contract Committee meeting. The Chairperson of the Board is paid an additional 40% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. The Chairpersons of each of the Audit Committee and the Contract Committee are paid an additional 10% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. The Chairperson of the Nominating and Governance Committee is paid an additional 7% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. Such Trustees who serve on the Audit Committee, other than the Chairperson, are paid an additional 4% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. No additional fees are paid for attending any other committee meetings or any special telephonic meetings. In addition, the Trust reimburses out-of-pocket business travel expenses to such Trustees. Trustees who are officers or employees of MassMutual receive no fees from the Trust.
During 2019, the Trust, on behalf of each Fund, paid each of its Trustees who was not an officer or employee of MassMutual a fee of  $28,975 per quarter plus a fee of  $4,880 per in-person meeting attended plus a fee of  $4,880 for the annual Contract Committee meeting. The Chairperson of the Board was paid an additional 40% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. The Chairpersons of each of the Audit Committee and the Contract Committee were paid an additional 10% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. The Chairperson of the Nominating and Governance Committee was paid an additional 7% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. Such Trustees who served on the Audit Committee, other than the Chairperson, were paid an additional 4% of the quarterly fee, the in-person meeting fee, and the
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Contract Committee meeting fee. No additional fees were paid for attending any other committee meetings or any special telephonic meetings. In addition, the Trust reimbursed out-of-pocket business travel expenses to such Trustees. Trustees who were officers or employees of MassMutual received no fees from the Trust.
The following table discloses actual compensation paid to Trustees of the Trust during the 2019 fiscal year. The Trust has no pension or retirement plan, but does have a deferred compensation plan. The plan provides for amounts deferred prior to July 1, 2008, plus interest, to be credited a rate of interest of eight percent (8%). Amounts deferred after July 1, 2008, plus or minus earnings, are “shadow invested.” These amounts are valued based on changes in the values of one or more registered investment companies overseen by a Trustee.
Name of Trustee	Aggregate Compensation from the Trust	Deferred Compensation and Interest Accrued as part of Fund Expenses	Total Compensation from the Trust and Fund Complex Paid to Trustees
Allan W. Blair	$149,422	N/A	$250,415
Nabil N. El-Hage	$154,093	$(6,608)	$244,054
Maria D. Furman	$108,908	$36,307	$260,014
Teresa A. Hassara 1	$0	$0	$0
R. Alan Hunter, Jr.	$192,530	$14,561	$344,192
Robert E. Joyal	N/A	$198,882	$337,163
C. Ann Merrifield	$140,611	N/A	$235,640
Susan B. Sweeney	$148,952	N/A	$365,037

1
Ms. Hassara, as an employee of MassMutual, received no compensation for her role as a Trustee to the Trust.

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CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
As of January 3, 2020, to the Trust’s knowledge, the following persons owned of record or beneficially 5% or more of the outstanding shares of the indicated classes of the Funds set forth below. Such ownership may be beneficially held by individuals or entities other than the owner listed. To the extent that any listed shareholder beneficially owns more than 25% of a Fund, it may be deemed to “control” such Fund within the meaning of the 1940 Act. The effect of such control may be to reduce the ability of other shareholders of the Fund to take actions requiring the affirmative vote of holders of a plurality or majority of the Fund’s shares without the approval of the controlling shareholder.
MassMutual Select 20/80 Allocation Fund1
Class	Name and Address of Owner	Percent of Class
Class I	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	91.67%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	8.33%
Class R5	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	88.28%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	11.72%
Service Class	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	85.99%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	14.01%
Administrative Class	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	91.07%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	8.93%
Class A	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	85.82%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	14.18%
Class R4	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	98.32%
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Class	Name and Address of Owner	Percent of Class
Class R3	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	89.22%
	Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	5.35%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	5.42%
MassMutual Select 40/60 Allocation Fund2
Class	Name and Address of Owner	Percent of Class
Class I	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	89.81%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	9.83%
Class R5	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	64.59%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	35.41%
Service Class	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	76.67%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	23.33%
Administrative Class	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	83.90%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	16.10%
Class A	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	86.51%
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Class	Name and Address of Owner	Percent of Class
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	13.49%
Class R4	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	95.69%
Class R3	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	79.35%
	Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	13.33%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	7.32%
MassMutual Select 60/40 Allocation Fund3
Class	Name and Address of Owner	Percent of Class
Class I	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	58.96%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	41.04%
Class R5	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	100.00%
Service Class	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	96.01%
Administrative Class	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	91.23%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	8.77%
Class A	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	93.79%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	6.21%
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Class	Name and Address of Owner	Percent of Class
Class R4	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	85.45%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	11.96%
Class R3	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	77.59%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	14.36%
	Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	8.05%
MassMutual Select 80/20 Allocation Fund4
Class	Name and Address of Owner	Percent of Class
Class I	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	79.77%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	18.99%
Class R5	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	86.32%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	13.68%
Service Class	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	92.34%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	7.66%
Administrative Class	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	76.20%
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Class	Name and Address of Owner	Percent of Class
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	23.80%
Class A	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	79.20%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	20.80%
Class R4	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	81.49%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	12.28%
	Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	6.23%
Class R3	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	50.88%
	Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	42.56%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	6.56%
MassMutual RetireSMART by JPMorgan In Retirement Fund5
Class	Name and Address of Owner	Percent of Class
Class I	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	69.51%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	26.56%
Class R5	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	51.66%
B-56

Class	Name and Address of Owner	Percent of Class
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	48.34%
Service Class	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	49.64%
	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	46.90%
Administrative Class	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	54.81%
	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	40.22%
Class A	Millenium Trust Company LLC 2001 Spring Road, Suite 700 Oak Brook, IL 60523	73.07%
	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	10.57%
	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	9.41%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	6.96%
Class R4	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	54.80%
	Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	26.40%
	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	18.81%
Class R3	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	71.86%
B-57

Class	Name and Address of Owner	Percent of Class
	Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	22.56%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	5.57%
MassMutual RetireSMART by JPMorgan 2020 Fund6
Class	Name and Address of Owner	Percent of Class
Class I	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	66.71%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	26.04%
	Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	7.25%
Class R5	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	65.46%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	34.54%
Service Class	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	51.12%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	45.48%
Administrative Class	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	49.83%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	49.07%
Class A	Millenium Trust Company LLC 2001 Spring Road, Suite 700 Oak Brook, IL 60523	56.52%
	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	18.70%
B-58

Class	Name and Address of Owner	Percent of Class
	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	14.37%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	10.41%
Class R4	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	47.95%
	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	35.83%
	Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	16.22%
Class R3	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	71.67%
	Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	27.13%
MassMutual RetireSMART by JPMorgan 2025 Fund7
Class	Name and Address of Owner	Percent of Class
Class I	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	55.57%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	41.95%
Class R5	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	92.25%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	7.75%
Service Class	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	47.34%
	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	36.77%
B-59

Class	Name and Address of Owner	Percent of Class
	Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	15.89%
Administrative Class	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	55.37%
	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	43.27%
Class A	Millenium Trust Company LLC 2001 Spring Road, Suite 700 Oak Brook, IL 60523	74.50%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	19.42%
	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	5.13%
Class R4	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	58.52%
	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	27.21%
	Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	14.28%
Class R3	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	86.64%
	Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	11.11%
MassMutual RetireSMART by JPMorgan 2030 Fund8
Class	Name and Address of Owner	Percent of Class
Class I	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	59.83%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	34.61%
B-60

Class	Name and Address of Owner	Percent of Class
	Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	5.56%
Class R5	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	61.21%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	38.79%
Service Class	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	62.32%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	36.05%
Administrative Class	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	52.67%
	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	47.06%
Class A	Millenium Trust Company LLC 2001 Spring Road, Suite 700 Oak Brook, IL 60523	41.98%
	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	29.04%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	17.58%
	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	11.39%
Class R4	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	46.32%
	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	35.86%
B-61

Class	Name and Address of Owner	Percent of Class
	Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	17.81%
Class R3	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	68.05%
	Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	28.90%
MassMutual RetireSMART by JPMorgan 2035 Fund9
Class	Name and Address of Owner	Percent of Class
Class I	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	57.70%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	40.39%
Class R5	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	78.13%
	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	20.47%
Service Class	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	68.64%
	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	25.03%
	Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	6.34%
Administrative Class	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	57.98%
	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	38.92%
Class A	Millenium Trust Company LLC 2001 Spring Road, Suite 700 Oak Brook, IL 60523	64.46%
B-62

Class	Name and Address of Owner	Percent of Class
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	29.00%
	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	6.40%
Class R4	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	59.59%
	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	24.08%
	Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	16.32%
Class R3	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	86.47%
	Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	9.74%
MassMutual RetireSMART by JPMorgan 2040 Fund10
Class	Name and Address of Owner	Percent of Class
Class I	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	70.25%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	24.92%
Class R5	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	53.82%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	46.11%
Service Class	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	63.31%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	33.89%
B-63

Class	Name and Address of Owner	Percent of Class
Administrative Class	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	56.63%
	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	43.02%
Class A	Millenium Trust Company LLC 2001 Spring Road, Suite 700 Oak Brook, IL 60523	41.32%
	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	29.96%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	22.38%
	National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	6.34%
Class R4	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	52.92%
	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	31.80%
	Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	15.28%
Class R3	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	76.31%
	Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	17.91%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	5.78%
MassMutual RetireSMART by JPMorgan 2045 Fund11
Class	Name and Address of Owner	Percent of Class
Class I	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	69.51%
B-64

Class	Name and Address of Owner	Percent of Class
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	28.15%
Class R5	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	62.77%
	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	34.78%
Service Class	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	53.95%
	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	34.03%
	Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	12.02%
Administrative Class	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	56.83%
	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	37.88%
	Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	5.29%
Class A	Millenium Trust Company LLC 2001 Spring Road, Suite 700 Oak Brook, IL 60523	53.71%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	35.35%
	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	10.89%
Class R4	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	58.15%
B-65

Class	Name and Address of Owner	Percent of Class
	Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	21.84%
	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	20.00%
Class R3	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	81.35%
	Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	10.32%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	7.69%
MassMutual RetireSMART by JPMorgan 2050 Fund12
Class	Name and Address of Owner	Percent of Class
Class I	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	54.69%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	35.12%
	Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	10.19%
Class R5	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	58.62%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	41.27%
Service Class	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	57.05%
	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	39.80%
Administrative Class	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	73.03%
B-66

Class	Name and Address of Owner	Percent of Class
	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	26.51%
Class A	Millenium Trust Company LLC 2001 Spring Road, Suite 700 Oak Brook, IL 60523	45.24%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	34.93%
	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	19.76%
Class R4	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	52.19%
	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	29.41%
	Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	18.40%
Class R3	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	74.90%
	Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	14.40%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	10.70%
MassMutual RetireSMART by JPMorgan 2055 Fund13
Class	Name and Address of Owner	Percent of Class
Class I	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	56.10%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	37.31%
	Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	6.60%
B-67

Class	Name and Address of Owner	Percent of Class
Class R5	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	58.95%
	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	39.75%
Service Class	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	48.70%
	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	47.15%
Administrative Class	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	53.43%
	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	43.94%
Class A	Millenium Trust Company LLC 2001 Spring Road, Suite 700 Oak Brook, IL 60523	52.00%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	41.87%
	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	6.12%
Class R4	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	66.33%
	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	25.17%
	Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	8.49%
Class R3	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	84.73%
B-68

Class	Name and Address of Owner	Percent of Class
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	8.88%
	Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	6.39%
MassMutual RetireSMART by JPMorgan 2060 Fund14
Class	Name and Address of Owner	Percent of Class
Class I	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	98.53%
Class R5	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	86.98%
	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	13.02%
Service Class	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	59.57%
	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	40.43%
Administrative Class	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	54.62%
	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	45.38%
Class A	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	40.72%
	Millenium Trust Company LLC 2001 Spring Road, Suite 700 Oak Brook, IL 60523	38.72%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	20.56%
Class R4	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	60.19%
B-69

Class	Name and Address of Owner	Percent of Class
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	39.68%
Class R3	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	66.64%
	Talcott Resolution Life Insurance Company 1 Griffin Road North Windsor, CT 06095	16.95%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	16.41%

1
As of January 3, 2020, MassMutual, 100 Bright Meadow Blvd., Enfield, CT 06082, owned 94.41% of MassMutual Select 20/80 Allocation Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.

2
As of January 3, 2020, MassMutual, 100 Bright Meadow Blvd., Enfield, CT 06082, owned 86.12% of MassMutual Select 40/60 Allocation Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.

3
As of January 3, 2020, MassMutual, 100 Bright Meadow Blvd., Enfield, CT 06082, owned 88.51% of MassMutual Select 60/40 Allocation Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.

4
As of January 3, 2020, MassMutual, 100 Bright Meadow Blvd., Enfield, CT 06082, owned 75.84% of MassMutual Select 80/20 Allocation Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.

5
As of January 3, 2020, MassMutual, 100 Bright Meadow Blvd., Enfield, CT 06082, and Reliance Trust Company, Mutual Omnibus PPL/SMF, 1100 Abernathy Road, Atlanta, GA 30328, owned 35.61% and 28.06%, respectively, of MassMutual RetireSMART by JPMorgan In Retirement Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual and Reliance Trust Company. MassMutual is organized under the laws of Massachusetts and Reliance Trust Company is organized under the laws of Delaware.

6
As of January 3, 2020, MassMutual, 100 Bright Meadow Blvd., Enfield, CT 06082, and Reliance Trust Company, Mutual Omnibus PPL/SMF, 1100 Abernathy Road, Atlanta, GA 30328, owned 47.90% and 28.62%, respectively, of MassMutual RetireSMART by JPMorgan 2020 Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual and Reliance Trust Company. MassMutual is organized under the laws of Massachusetts and Reliance Trust Company is organized under the laws of Delaware.

7
As of January 3, 2020, MassMutual, 100 Bright Meadow Blvd., Enfield, CT 06082, and Reliance Trust Company, Mutual Omnibus PPL/SMF, 1100 Abernathy Road, Atlanta, GA 30328, owned 44.87% and 31.82%, respectively, of MassMutual RetireSMART by JPMorgan 2025 Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual and Reliance Trust Company. MassMutual is organized under the laws of Massachusetts and Reliance Trust Company is organized under the laws of Delaware.

8
As of January 3, 2020, MassMutual, 100 Bright Meadow Blvd., Enfield, CT 06082, and Reliance Trust Company, Mutual Omnibus PPL/SMF, 1100 Abernathy Road, Atlanta, GA 30328, owned 52.01% and 31.32%, respectively, of

B-70

MassMutual RetireSMART by JPMorgan 2030 Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual and Reliance Trust Company. MassMutual is organized under the laws of Massachusetts and Reliance Trust Company is organized under the laws of Delaware.
9
As of January 3, 2020, MassMutual, 100 Bright Meadow Blvd., Enfield, CT 06082, and Reliance Trust Company, Mutual Omnibus PPL/SMF, 1100 Abernathy Road, Atlanta, GA 30328, owned 45.18% and 36.54%, respectively, of MassMutual RetireSMART by JPMorgan 2035 Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual and Reliance Trust Company. MassMutual is organized under the laws of Massachusetts and Reliance Trust Company is organized under the laws of Delaware.

10
As of January 3, 2020, MassMutual, 100 Bright Meadow Blvd., Enfield, CT 06082, and Reliance Trust Company, Mutual Omnibus PPL/SMF, 1100 Abernathy Road, Atlanta, GA 30328, owned 50.99% and 36.67%, respectively, of MassMutual RetireSMART by JPMorgan 2040 Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual and Reliance Trust Company. MassMutual is organized under the laws of Massachusetts and Reliance Trust Company is organized under the laws of Delaware.

11
As of January 3, 2020, MassMutual, 100 Bright Meadow Blvd., Enfield, CT 06082, and Reliance Trust Company, Mutual Omnibus PPL/SMF, 1100 Abernathy Road, Atlanta, GA 30328, owned 47.41% and 34.27%, respectively, of MassMutual RetireSMART by JPMorgan 2045 Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual and Reliance Trust Company. MassMutual is organized under the laws of Massachusetts and Reliance Trust Company is organized under the laws of Delaware.

12
As of January 3, 2020, MassMutual, 100 Bright Meadow Blvd., Enfield, CT 06082, and Reliance Trust Company, Mutual Omnibus PPL/SMF, 1100 Abernathy Road, Atlanta, GA 30328, owned 44.04% and 45.26%, respectively, of MassMutual RetireSMART by JPMorgan 2050 Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual and Reliance Trust Company. MassMutual is organized under the laws of Massachusetts and Reliance Trust Company is organized under the laws of Delaware.

13
As of January 3, 2020, MassMutual, 100 Bright Meadow Blvd., Enfield, CT 06082, and Reliance Trust Company, Mutual Omnibus PPL/SMF, 1100 Abernathy Road, Atlanta, GA 30328, owned 51.46% and 36.23%, respectively, of MassMutual RetireSMART by JPMorgan 2055 Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual and Reliance Trust Company. MassMutual is organized under the laws of Massachusetts and Reliance Trust Company is organized under the laws of Delaware.

14
As of January 3, 2020, MassMutual, 100 Bright Meadow Blvd., Enfield, CT 06082, owned 79.22% of MassMutual RetireSMART by JPMorgan 2060 Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.

B-71

INVESTMENT ADVISORY AND OTHER SERVICE AGREEMENTS
Investment Adviser
MML Advisers, a wholly-owned subsidiary of MassMutual, serves as investment adviser to each Fund pursuant to Investment Management Agreements with the Trust on behalf of the Funds (each, an “Advisory Agreement”). Under each Advisory Agreement, MML Advisers is obligated to provide for the management of each Fund’s portfolio of securities, subject to policies established by the Trustees of the Trust and in accordance with each Fund’s investment objective, policies, and restrictions as set forth herein and in the Prospectus, and has the right to select subadvisers to the Funds pursuant to an investment subadvisory agreement (the “Subadvisory Agreement”).
The Advisory Agreement with each Fund may be terminated by the Board or by MML Advisers without penalty: (i) at any time for cause or by agreement of the parties or (ii) by either party upon sixty days’ written notice to the other party. In addition, each Advisory Agreement automatically terminates if it is assigned or if its continuance is not specifically approved at least annually (after its initial 2 year period) by the Board or by the holders of a majority of the outstanding voting securities of the applicable Fund, and in either case by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. MML Advisers’ liability regarding its investment management obligations and duties is limited to situations involving its willful misfeasance, bad faith, gross negligence, or reckless disregard of such obligations and duties.
MML Advisers also serves as investment adviser to: MassMutual Select Total Return Bond Fund, MassMutual Select Strategic Bond Fund, MassMutual Select BlackRock Global Allocation Fund, MassMutual Select Diversified Value Fund, MassMutual Select Fundamental Value Fund, MM S&P 500® Index Fund, MassMutual Select Equity Opportunities Fund, MassMutual Select Fundamental Growth Fund, MassMutual Select Blue Chip Growth Fund, MassMutual Select Growth Opportunities Fund, MassMutual Select Mid-Cap Value Fund, MassMutual Select Small Cap Value Equity Fund, MassMutual Select Small Company Value Fund, MM S&P® Mid Cap Index Fund, MM Russell 2000® Small Cap Index Fund, MassMutual Select Mid Cap Growth Fund, MassMutual Select Small Cap Growth Equity Fund, MM MSCI EAFE® International Index Fund, MassMutual Select Overseas Fund, MassMutual Select T. Rowe Price International Equity Fund, MassMutual Select T. Rowe Price Retirement Balanced Fund, MassMutual Select T. Rowe Price Retirement 2005 Fund, MassMutual Select T. Rowe Price Retirement 2010 Fund, MassMutual Select T. Rowe Price Retirement 2015 Fund, MassMutual Select T. Rowe Price Retirement 2020 Fund, MassMutual Select T. Rowe Price Retirement 2025 Fund, MassMutual Select T. Rowe Price Retirement 2030 Fund, MassMutual Select T. Rowe Price Retirement 2035 Fund, MassMutual Select T. Rowe Price Retirement 2040 Fund, MassMutual Select T. Rowe Price Retirement 2045 Fund, MassMutual Select T. Rowe Price Retirement 2050 Fund, MassMutual Select T. Rowe Price Retirement 2055 Fund, MassMutual Select T. Rowe Price Retirement 2060 Fund, MM Select Equity Asset Fund, MassMutual Select T. Rowe Price Bond Asset Fund, MassMutual Select T. Rowe Price Emerging Markets Bond Fund, MassMutual Select T. Rowe Price Large Cap Blend Fund, MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, MassMutual Select T. Rowe Price Real Assets Fund, MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, and MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund, which are series of the Trust; MassMutual Premier U.S. Government Money Market Fund, MassMutual Premier Short-Duration Bond Fund, MassMutual Premier Inflation-Protected and Income Fund, MassMutual Premier Core Bond Fund, MassMutual Premier Diversified Bond Fund, MassMutual Premier High Yield Fund, MassMutual Premier Balanced Fund, MassMutual Premier Disciplined Value Fund, MassMutual Premier Main Street Fund, MassMutual Premier Disciplined Growth Fund, MassMutual Premier Small Cap Opportunities Fund, MassMutual Premier Global Fund, MassMutual Premier International Equity Fund, and MassMutual Premier Strategic Emerging Markets Fund, which are series of MassMutual Premier Funds, an open-end management investment company; MML Aggressive Allocation Fund, MML American Funds Core Allocation Fund, MML American Funds Growth Fund, MML American Funds International Fund, MML Balanced Allocation Fund, MML Blue Chip Growth Fund, MML Conservative Allocation Fund, MML Equity Income Fund, MML Equity Index Fund, MML Focused Equity Fund, MML Foreign Fund, MML Fundamental Growth Fund, MML Fundamental Value Fund, MML Global Fund, MML Growth Allocation Fund, MML Growth & Income Fund, MML Income & Growth Fund, MML International Equity Fund, MML Large Cap Growth Fund, MML Managed Volatility Fund, MML Mid Cap Growth Fund, MML Mid Cap Value Fund, MML Moderate Allocation Fund, MML Small Cap Growth Equity Fund, MML Small Company Value Fund, MML Small/Mid Cap Value Fund, and MML Total Return Bond Fund, which are series of MML Series Investment Fund, an open-end management investment company; MML Asset Momentum Fund, MML Blend Fund, MML Dynamic Bond Fund, MML Equity Fund, MML Equity Rotation Fund, MML High Yield Fund, MML Inflation-Protected and Income Fund, MML Managed Bond Fund, MML Short-Duration Bond Fund, MML Small Cap Equity Fund, MML Special Situations Fund, MML Strategic Emerging Markets Fund, and MML U.S. Government Money Market Fund, which are series of MML Series Investment Fund II, an open-end management investment company; certain wholly-owned subsidiaries of MassMutual; and various employee benefit plans and separate investment accounts in which employee benefit plans invest.
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No fees will be payable by the Trust, on behalf of the Funds, to MML Advisers.
Unaffiliated Subadviser
J.P. Morgan
MML Advisers has entered into Subadvisory Agreements with J.P. Morgan pursuant to which J.P. Morgan serves as a subadviser for each MassMutual RetireSMART by JPMorgan Fund. These agreements provide that J.P. Morgan determine the strategic and tactical asset allocations for the Funds. J.P. Morgan is located at 383 Madison Avenue, New York, New York 10179. J.P. Morgan is a wholly-owned subsidiary of JP Morgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co., a bank holding company.
J.P. Morgan also provides subadvisory services for the MM Select Equity Asset Fund, which is a series of the Trust.
Information about each portfolio manager’s compensation, other accounts managed by the portfolio managers, and each portfolio manager’s ownership of securities in the relevant Fund can be found in Appendix C.
Administrator, Sub-Administrators, and Shareholder Servicing Agent
MML Advisers has entered into an administrative and shareholder services agreement (the “Administrative and Shareholder Services Agreement”) with the Trust, on behalf of each Fund, pursuant to which MML Advisers is obligated to provide certain administrative and shareholder services. MML Advisers may, at its expense, employ others to supply all or any part of the services to be provided to the Funds pursuant to the Administrative and Shareholder Services Agreement. MML Advisers has entered into sub-administration agreements with both State Street and MassMutual pursuant to which State Street and MassMutual each assist in many aspects of fund administration. Pursuant to a letter agreement between the Trust, MML Advisers, and State Street, the Trust has agreed to pay State Street for the services it provides pursuant to the sub-administration agreement with MML Advisers, although MML Advisers remains ultimately responsible for the payment of any such fees owed to State Street. The Trust, on behalf of each Fund, pays MML Advisers an administrative services fee monthly at an annual rate based upon the average daily net assets of the applicable class of shares of each Fund as shown in the table below:
	Class I	Class R5	Service Class	Administrative Class	Class A	Class R4	Class R3
20/80 Allocation Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
40/60 Allocation Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
60/40 Allocation Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
80/20 Allocation Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
MM RetireSMART by JPMorgan In Retirement Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
MM RetireSMART by JPMorgan 2020 Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
MM RetireSMART by JPMorgan 2025 Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
MM RetireSMART by JPMorgan 2030 Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
MM RetireSMART by JPMorgan 2035 Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
MM RetireSMART by JPMorgan 2040 Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
MM RetireSMART by JPMorgan 2045 Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
MM RetireSMART by JPMorgan 2050 Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
MM RetireSMART by JPMorgan 2055 Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
MM RetireSMART by JPMorgan 2060 Fund	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
The Trust has entered into a separate Supplemental Shareholder Services Agreement with MassMutual, on behalf of Service Class shares, Administrative Class shares, and Class A shares of each Fund. Fees payable under the Supplemental
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Shareholder Services Agreement are intended to compensate MassMutual for its provision of shareholder services to the Funds’ investors and are calculated and paid based on the average daily net assets attributable to the relevant share classes of the Funds separately, at the following annual rates: 0.05% for Service Class shares, and 0.15% for Administrative Class shares and Class A shares. MassMutual may pay these fees to other intermediaries for providing shareholder services to the Funds’ investors.
Pursuant to the Advisory Agreements, Administrative and Shareholder Services Agreement, and Supplemental Shareholder Services Agreement described above, for the fiscal years ended September 30, 2019, September 30, 2018, and September 30, 2017, the amount of advisory fees paid by each Fund, the amount of administrative fees paid by each Fund, the amount of supplemental shareholder services fees paid by each Fund, and the amount of any fees reimbursed by MML Advisers are as follows:
	Fiscal Year Ended September 30, 2019
	Advisory Fees Paid	Administrative Fees Paid	Supplemental Shareholder Services Fees Paid	Other Expenses Reimbursed
20/80 Allocation Fund 1	$—	$355,744	$97,619	$(207,174)
40/60 Allocation Fund 2	$—	$377,113	$250,330	$(152,661)
60/40 AllocationFund 2	$—	$342,931	$239,996	$(161,917)
80/20 Allocation Fund 3	$—	$154,441	$96,056	$(153,865)
MM RetireSMART by JPMorgan In Retirement Fund 4	$—	$240,958	$124,462	$(246,917)
MM RetireSMART by JPMorgan 2020 Fund 2	$—	$567,179	$235,761	$(140,270)
MM RetireSMART by JPMorgan 2025 Fund 5	$—	$426,994	$131,464	$(242,503)
MM RetireSMART by JPMorgan 2030 Fund 2	$—	$739,186	$278,424	$(115,100)
MM RetireSMART by JPMorgan 2035 Fund 6	$—	$335,641	$95,170	$(150,991)
MM RetireSMART by JPMorgan 2040 Fund 2	$—	$464,008	$178,900	$(154,438)
MM RetireSMART by JPMorgan 2045 Fund 1	$—	$216,786	$58,560	$(216,807)
MM RetireSMART by JPMorgan 2050 Fund 1	$—	$267,421	$105,195	$(216,224)
MM RetireSMART by JPMorgan 2055 Fund 7	$—	$90,901	$22,519	$(229,004)
MM RetireSMART by JPMorgan 2060 Fund 7	$—	$5,501	$1,489	$(220,330)

1
The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through September 30, 2019, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.02%, 0.12%, 0.22%, 0.32%, 0.57%, 0.47%, and 0.72% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively.

2
The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through September 30, 2019, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.04%, 0.14%, 0.24%, 0.34%, 0.59%, 0.49%, and 0.74% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively.

3
The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through September 30, 2019, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.07%, 0.17%, 0.27%, 0.37%, 0.62%, 0.52%, and 0.77% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively.

4
The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and

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shareholder meeting expenses, as applicable) through September 30, 2019, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.06%, 0.16%, 0.26%, 0.36%, 0.61%, 0.51%, and 0.76% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively.
5
The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through September 30, 2019, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.01%, 0.11%, 0.21%, 0.31%, 0.56%, 0.46%, and 0.71% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively.

6
The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through September 30, 2019, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.05%, 0.15%, 0.25%, 0.35%, 0.60%, 0.50%, and 0.75% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively.

7
The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through September 30, 2019, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.00%, 0.10%, 0.20%, 0.30%, 0.55%, 0.45%, and 0.70% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively.

	Fiscal Year Ended September 30, 2018
	Advisory Fees Paid	Administrative Fees Paid	Supplemental Shareholder Services Fees Paid	Other Expenses Reimbursed
20/80 Allocation Fund 1	$—	$355,171	$117,634	$(194,053)
40/60 Allocation Fund 2	—	423,840	294,679	(109,124)
60/40 AllocationFund 3	—	378,631	277,924	(108,990)
80/20 AllocationFund 4	—	170,648	113,905	(138,553)
MM RetireSMART by JPMorgan In Retirement Fund 5	—	123,925	69,378	(179,013)
MM RetireSMART by JPMorgan 2020 Fund 6	—	704,298	292,443	(63,038)
MM RetireSMART by JPMorgan 2025 Fund 7	—	467,136	134,152	(181,115)
MM RetireSMART by JPMorgan 2030 Fund 3	—	867,032	330,973	(42,479)
MM RetireSMART by JPMorgan 2035 Fund 8	—	364,969	99,749	(101,555)
MM RetireSMART by JPMorgan 2040 Fund 9	—	524,500	211,921	(88,208)
MM RetireSMART by JPMorgan 2045 Fund 10	—	226,194	57,893	(196,117)
MM RetireSMART by JPMorgan 2050 Fund 11	—	284,862	111,285	(179,291)
MM RetireSMART by JPMorgan 2055 Fund 12	—	81,387	19,593	(228,253)
MM RetireSMART by JPMorgan 2060 Fund 12	—	3,264	1,137	(226,469)

1
Effective February 1, 2018, the expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through September 30, 2018, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.02%, 0.12%, 0.22%, 0.32%, 0.57%, 0.47%, and 0.72% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively. The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, interest expense, short sale dividend and loan expense, or

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other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) through January 31, 2018 to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.47%, 0.57%, 0.67%, 0.77%, 1.02%, 0.92%, and 1.17% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively.
2
Effective February 1, 2018, the expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through September 30, 2018, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.04%, 0.14%, 0.24%, 0.34%, 0.59%, 0.49%, and 0.74% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively. The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) through January 31, 2018, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.54%, 0.64%, 0.74%, 0.84%, 1.09%, 0.99%, and 1.24% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively.

3
Effective February 1, 2018, the expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through September 30, 2018, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.04%, 0.14%, 0.24%, 0.34%, 0.59%, 0.49%, and 0.74% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively. The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) through January 31, 2018, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.59%, 0.69%, 0.79%, 0.89%, 1.14%, 1.04%, and 1.29% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively.

4
Effective February 1, 2018, the expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through September 30, 2018, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.07%, 0.17%, 0.27%, 0.37%, 0.62%, 0.52%, and 0.77% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively. The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) through January 31, 2018, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.64%, 0.74%, 0.84%, 0.94%, 1.19%, 1.09%, and 1.34% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively.

5
Effective February 1, 2018, the expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through September 30, 2018, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.06%, 0.16%, 0.26%, 0.36%, 0.61%, 0.51%, and 0.76% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively. The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) through January 31, 2018, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.55%, 0.65%, 0.75%, 0.85%, 1.10%, 1.00%, and 1.25% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively.

6
Effective February 1, 2018, the expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as

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organizational expenses and shareholder meeting expenses, as applicable) through September 30, 2018, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.04%, 0.14%, 0.24%, 0.34%, 0.59%, 0.49%, and 0.74% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively. The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) through January 31, 2018, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.56%, 0.66%, 0.76%, 0.86%, 1.11%, 1.01%, and 1.26% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively.
7
Effective February 1, 2018, the expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through September 30, 2018, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.01%, 0.11%, 0.21%, 0.31%, 0.56%, 0.46%, and 0.71% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively. The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) through January 31, 2018, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.55%, 0.65%, 0.75%, 0.85%, 1.10%, 1.00%, and 1.25% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively.

8
Effective February 1, 2018, the expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through September 30, 2018, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.05%, 0.15%, 0.25%, 0.35%, 0.60%, 0.50%, and 0.75% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively. The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) through January 31, 2018, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.61%, 0.71%, 0.81%, 0.91%, 1.16%, 1.06%, and 1.31% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively.

9
Effective February 1, 2018, the expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through September 30, 2018, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.04%, 0.14%, 0.24%, 0.34%, 0.59%, 0.49%, and 0.74% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively. The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) through January 31. 2018, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.60%, 0.70%, 0.80%, 0.90%, 1.15%, 1.05%, and 1.30% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively.

10
Effective February 1, 2018, the expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through September 30, 2018, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.02%, 0.12%, 0.22%, 0.32%, 0.57%, 0.47%, and 0.72% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively. The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) through January 31, 2018 to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.58%, 0.68%, 0.78%, 0.88%, 1.13%, 1.03%, and 1.28% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively.

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11
Effective February 1, 2018, the expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through September 30, 2018, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.02%, 0.12%, 0.22%, 0.32%, 0.57%, 0.47%, and 0.72% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively. The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) through January 31, 2018 to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.59%, 0.69%, 0.79%, 0.89%, 1.14%, 1.04%, and 1.29% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively.

12
Effective February 1, 2018, the expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through September 30, 2018, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.00%, 0.10%, 0.20%, 0.30%, 0.55%, 0.45%, and 0.70% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively. The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) through January 31, 2018 to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.57%, 0.67%, 0.77%, 0.87%, 1.12%, 1.02%, and 1.27% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively.

	Fiscal Year Ended September 30, 2017
	Advisory Fees Paid	Administrative Fees Paid	Supplemental Shareholder Services Fees Paid	Other Expenses Reimbursed
20/80 Allocation Fund 1	$—	$342,029	$134,414	$(184,500)
40/60 Allocation Fund 2	—	457,412	341,631	(66,206)
60/40 AllocationFund 3	—	379,155	294,016	(64,138)
80/20 AllocationFund 4	—	155,215	114,333	(127,133)
MM RetireSMART by JPMorgan In Retirement Fund 5	—	134,938	76,547	(162,232)
MM RetireSMART by JPMorgan 2020 Fund 6	—	784,011	348,411	(24,932)
MM RetireSMART by JPMorgan 2025 Fund 7	—	426,141	128,538	(149,882)
MM RetireSMART by JPMorgan 2030 Fund 3	—	859,784	356,920	(21,235)
MM RetireSMART by JPMorgan 2035 Fund 8	—	323,514	94,503	(80,107)
MM RetireSMART by JPMorgan 2040 Fund 9	—	513,249	229,997	(42,558)
MM RetireSMART by JPMorgan 2045 Fund 10	—	193,843	52,055	(175,386)
MM RetireSMART by JPMorgan 2050 Fund 11	—	254,442	101,597	(152,228)
MM RetireSMART by JPMorgan 2055 Fund 12	—	59,457	13,865	(213,284)
MM RetireSMART by JPMorgan 2060 Fund 12	—	1,594	634	(239,384)

1
The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) through September 30, 2017, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.47%, 0.57%, 0.67%, 0.77%, 1.02%, 0.92%, and 1.17% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively.

2
The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, interest expense, short sale dividend and loan expense, or

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other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) through September 30, 2017, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.54%, 0.64%, 0.74%, 0.84%, 1.09%, 0.99%, and 1.24% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively.
3
The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) through September 30, 2017, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.59%, 0.69%, 0.79%, 0.89%, 1.14%, 1.04%, and 1.29% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively.

4
The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) through September 30, 2017, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.64%, 0.74%, 0.84%, 0.94%, 1.19%, 1.09%, and 1.34% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively.

5
The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) through September 30, 2017, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.55%, 0.65%, 0.75%, 0.85%, 1.10%, 1.00%, and 1.25% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively.

6
The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) through September 30, 2017, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.56%, 0.66%, 0.76%, 0.86%, 1.11%, 1.01%, and 1.26% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively.

7
The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) through September 30, 2017, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.55%, 0.65%, 0.75%, 0.85%, 1.10%, 1.00%, and 1.25% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively.

8
The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) through September 30, 2017, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.61%, 0.71%, 0.81%, 0.91%, 1.16%, 1.06%, and 1.31% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively.

9
The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) through September 30, 2017, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.60%, 0.70%, 0.80%, 0.90%, 1.15%, 1.05%, and 1.30% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively.

10
The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) through September 30, 2017, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.58%, 0.68%, 0.78%, 0.88%, 1.13%, 1.03%, and 1.28% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively.

11
The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, interest expense, short sale dividend and loan expense, or

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other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) through September 30, 2017, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.59%, 0.69%, 0.79%, 0.89%, 1.14%, 1.04%, and 1.29% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively.
12
The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) through September 30, 2017, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.57%, 0.67%, 0.77%, 0.87%, 1.12%, 1.02%, and 1.27% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively.

THE DISTRIBUTOR
The Funds’ shares are continuously distributed by MML Distributors, LLC (the “Distributor”), located at 100 Bright Meadow Blvd., Enfield, Connecticut 06082-1981, pursuant to a Principal Underwriter Agreement with the Trust dated as of February 6, 2006, as amended (the “Distribution Agreement”). The Distributor pays commissions to its selling dealers as well as the costs of printing and mailing prospectuses to potential investors and of any advertising incurred by it in connection with distribution of shares of the Funds. The Distributor is a wholly-owned subsidiary of MassMutual.
The Distributor has agreed to use reasonable efforts to sell shares of the Funds but has not agreed to sell any specific number of shares of the Funds. The Distributor’s compensation for serving as such is the amounts received by it from time to time under the Funds’ Amended and Restated Rule 12b-1 plan. In addition, the Distributor receives any front-end sales charges imposed on the sales of Class A shares of the Funds. Sales loads paid to the Distributor in respect of all of the Funds during the fiscal year ended September 30, 2019 were $935.
Shares of each Fund may be purchased through agents of the Distributor who are registered representatives and licensed by the Distributor to sell Fund shares, and through registered representatives of selected broker-dealers which are members of FINRA and which have entered into selling agreements with the Distributor. The Distributor may reallow up to 100% of any sales load on shares sold by dealers with whom it has sales agreements. Broker-dealers with which the Distributor has entered into selling agreements may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to such customers by each individual broker-dealer.
The Distribution Agreement continued in effect for an initial two-year period, and thereafter continues in effect so long as such continuance is approved at least annually (i) by the vote of a majority of the Trustees or by a vote of a majority of the shares of the Trust; and (ii) by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any such person, cast in person at a meeting called for the purpose of voting on such approval.
CLASS A, CLASS R4, AND CLASS R3 DISTRIBUTION AND SERVICE PLAN
The Trust has adopted, with respect to the Class A, Class R4, and Class R3 shares of each Fund, an Amended and Restated Rule 12b-1 Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan, by vote cast in person at a meeting called for the purpose of voting on the Plan, approved the Plan on February 13, 2014 for each Fund and share class.
Continuance of the Plan is subject to annual approval by a vote of the Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for that purpose. All material amendments to the Plan must be likewise approved by the Trustees and the Independent Trustees. The Plan may not be amended in order to increase materially the costs which a Fund may bear for distribution pursuant to the Plan without also being approved by a majority of the outstanding voting securities of the relevant class of the Fund. The Plan terminates automatically in the event of its assignment and may be terminated without penalty, at any time, by a vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the relevant class of the Fund. The Plan provides that the Distributor shall provide to the Trustees, and the Board shall review at least quarterly, a written report of the amounts expended and the purposes for which such expenditures were made.
The Plan is a compensation plan, authorizing payments to the Distributor up to the following annual rates: Class A and Class R4 shares — 0.25% of the average daily net assets of the class; Class R3 shares — 0.50% of the average daily net
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assets of the class. A Fund may make payments under the Plan to compensate the Distributor for services provided and expenses incurred by it for purposes of promoting the sale of the relevant class of shares, reducing redemptions of shares, or maintaining or improving services provided to shareholders.
The following table discloses the 12b-1 fees paid in the fiscal year ending September 30, 2019 by the Trust under its 12b-1 plan for Class A, Class R4, and Class R3 shares of the Funds:
	Class A 12b-1 Servicing Fees	Class R4 12b-1 Servicing Fees	Class R3 12b-1 Servicing Fees	Class R3 12b-1 Distribution Fees
20/80 Allocation Fund	$64,821	$283,709	$19,954	$19,954
40/60 Allocation Fund	209,989	89,909	27,838	27,838
60/40 Allocation Fund	174,895	63,186	39,949	39,949
80/20 Allocation Fund	77,359	42,409	21,046	21,046
MM RetireSMART by JPMorgan In Retirement Fund	112,268	43,525	75,562	75,562
MM RetireSMART by JPMorgan 2020 Fund	168,485	127,063	174,849	174,849
MM RetireSMART by JPMorgan 2025 Fund	103,932	147,347	205,080	205,080
MM RetireSMART by JPMorgan 2030 Fund	165,839	152,555	266,819	266,819
MM RetireSMART by JPMorgan 2035 Fund	73,461	129,172	157,367	157,367
MM RetireSMART by JPMorgan 2040 Fund	94,124	108,077	148,070	148,070
MM RetireSMART by JPMorgan 2045 Fund	44,378	72,656	114,915	114,915
MM RetireSMART by JPMorgan 2050 Fund	46,555	54,200	86,960	86,960
MM RetireSMART by JPMorgan 2055 Fund	16,440	27,029	51,876	51,876
MM RetireSMART by JPMorgan 2060 Fund	795	930	2,408	2,408
	$1,353,342	$1,341,767	$1,392,693	$1,392,693
For the fiscal year ending September 30, 2019, the Distributor paid to MassMutual the 12b-1 fees and MassMutual retained at least approximately 96% of the 12b-1 fees it received as compensation for recordkeeping services provided by MassMutual to retirement and other employee benefit plans, as agreed between MassMutual and those plans. MassMutual paid the remainder, as agent of the Distributor, to various unaffiliated financial intermediaries as compensation for distribution services and/or shareholder services provided by them.
PAYMENTS TO FINANCIAL INTERMEDIARIES
The Distributor and MassMutual may pay ongoing compensation to financial intermediaries for distribution services and/or shareholder account services they provide. The compensation paid by the Distributor to a financial intermediary may be paid continually over time, during the period when the intermediary’s clients hold investments in the Funds. Shareholder account services provided by a financial intermediary may include, for example, acting, directly or through an agent, as the shareholder and nominee for the intermediary’s clients or employee benefit plan participants; maintaining account records for each client or plan participant that beneficially owns the applicable class of shares; processing orders to purchase, redeem and exchange the applicable class of shares on behalf of clients or plan participants, and handling the transmission of funds representing the purchase price or redemption proceeds; and addressing client or plan participant questions regarding their accounts and the Funds.
The amount of continuing compensation paid to different financial intermediaries varies. In most cases, compensation for distribution services is paid at an annual rate from 0.25% to 0.50% of the value of the financial intermediary’s clients’ investments in the Funds; compensation for shareholder account services is paid at an annual rate from 0.10% to 0.35% of the value of the financial intermediary’s clients’ investment in the Funds. Variations in the amounts paid may, but will not necessarily, reflect enhanced or additional services provided by the intermediary. Payments by a Fund for distribution services will be paid only out of amounts under a Rule 12b-1 Plan.
Shares may be purchased by retirement plans and other employee benefit plans to which MassMutual provides recordkeeping and related services. MassMutual, out of its own assets, may make payments to broker-dealers and other financial intermediaries that provide marketing support and other services relating to the insurance or retirement products through which such plans may invest in the Funds.
MML Advisers, or an affiliate, may make payments, out of its own assets, to securities dealers and other firms that enter into agreements providing the Distributor with access to representatives of those firms for the sale of shares of the
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Funds or with other marketing or administrative services with respect to the Funds. These payments may be a specific dollar amount, may be based on the number of customer accounts maintained by a firm, or may be based on a percentage of the value of shares of the Funds sold to, or held by, customers of the firm. As of September 30, 2019, the following member firms of FINRA have arrangements in effect with the Distributor pursuant to which the firms are entitled to a revenue sharing payment.
Ameriprise Financial Services, Inc.
Commonwealth Financial Network
GRP Advisor Alliance
LPL Financial LLC
Merrill Lynch, Pierce, Fenner & Smith Inc.
Resources Investment Advisors, LLC
Retirement Plan Advisory Group
Strategic Retirement Partners, LLC
CUSTODIAN, DIVIDEND DISBURSING AGENT, AND TRANSFER AGENT
State Street, located at 1 Iron Street, Boston, Massachusetts 02210, is the custodian of each Fund’s investments (the “Custodian”) and is the Funds’ transfer agent and dividend disbursing agent (the “Transfer Agent”). As custodian, State Street has custody of the Funds’ securities and maintains certain financial and accounting books and records. As Custodian and Transfer Agent, State Street does not assist in, and is not responsible for, the investment decisions and policies of the Funds.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP, located at 200 Berkeley Street, Boston, Massachusetts 02116, is the Trust’s independent registered public accounting firm. Deloitte & Touche LLP provides audit and related services, tax return review, and assistance in connection with various SEC filings.
CODES OF ETHICS
The Trust, MML Advisers, the Distributor, and J.P. Morgan have each adopted a code of ethics (the “Codes of Ethics”) pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940, as amended. The Codes of Ethics permit Fund personnel to invest in securities, including securities that may be purchased or held by a Fund, for their own accounts, but require compliance with various pre-clearance requirements (with certain exceptions). The Codes of Ethics are on public file with, and are available from, the SEC.
PORTFOLIO TRANSACTIONS AND BROKERAGE
All orders for the purchase or sale of portfolio securities for the Funds (normally, shares of Underlying Funds) are placed on behalf of each Fund by MML Advisers, pursuant to authority contained in each Fund’s management contract. A Fund will not incur any commissions or sales charges when it invests in Underlying Funds.
DESCRIPTION OF SHARES
The Trust, an open-end, management investment company, is organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust dated May 28, 1993 which was amended and restated as of November 21, 2011. A copy of the Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts. The fiscal year for each Fund ends on September 30.
The Declaration of Trust permits the Trustees, without shareholder approval, to issue an unlimited number of shares and divide those shares into an unlimited number of series of shares, representing separate investment portfolios with rights determined by the Trustees. Shares of the Funds are transferable and have no preemptive, subscription, or conversion rights. Shares of the Funds are entitled to dividends as declared by the Trustees. In the event of liquidation of a Fund, the Trustees would distribute, after paying or otherwise providing for all charges, taxes, expenses, and liabilities belonging to the Fund, the remaining assets belonging to the Fund among the holders of outstanding shares of the Fund. The Trustees have currently authorized the issuance of an unlimited number of full and fractional shares of 55 series, 14 of which are described in this SAI.
The Trustees may divide the shares of any series into two or more classes having such preferences or special or relative rights and privileges as the Trustees may determine, without obtaining shareholder approval. The Trustees have currently
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authorized the establishment and designation of 10 classes of shares, between one and seven classes of shares for each series of the Trust: Class I Shares, Class R5 Shares, Service Class Shares, Administrative Class Shares, Class A Shares, Class R4 Shares, Class R3 Shares, Class M5 Shares, Class M4 Shares, and Class M3 Shares. Currently only Class I Shares are offered by the MM Select Equity Asset Fund, MassMutual Select T. Rowe Price Bond Asset Fund, MassMutual Select T. Rowe Price Emerging Markets Bond Fund, MassMutual Select T. Rowe Price International Equity Fund, MassMutual Select T. Rowe Price Large Cap Blend Fund, MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, MassMutual Select T. Rowe Price Real Assets Fund, MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, and MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund. Currently, only Class I Shares, Class M5 Shares, Class M4 Shares, and Class M3 Shares are offered by the MassMutual Select T. Rowe Price Retirement Balanced Fund, MassMutual Select T. Rowe Price Retirement 2005 Fund, MassMutual Select T. Rowe Price Retirement 2010 Fund, MassMutual Select T. Rowe Price Retirement 2015 Fund, MassMutual Select T. Rowe Price Retirement 2020 Fund, MassMutual Select T. Rowe Price Retirement 2025 Fund, MassMutual Select T. Rowe Price Retirement 2030 Fund, MassMutual Select T. Rowe Price Retirement 2035 Fund, MassMutual Select T. Rowe Price Retirement 2040 Fund, MassMutual Select T. Rowe Price Retirement 2045 Fund, MassMutual Select T. Rowe Price Retirement 2050 Fund, MassMutual Select T. Rowe Price Retirement 2055 Fund, and MassMutual Select T. Rowe Price Retirement 2060 Fund. Class I Shares, Class R5 Shares, Service Class Shares, Administrative Class Shares, Class A Shares, Class R4 Shares, and Class R3 Shares are offered by all other series of the Trust. All shares of a particular class of each series represent an equal proportionate interest in the assets and liabilities belonging to that series allocable to that class.
The Trustees may also, without shareholder approval, combine two or more existing series (or classes) into a single series (or class).
The Declaration of Trust provides for the perpetual existence of the Trust. The Declaration of Trust, however, provides that the Trust may be terminated at any time by vote of at least 50% of the shares of each series entitled to vote and voting separately by series or by the Trustees by written notice to the shareholders. Any series of the Trust may be terminated by vote of at least 50% of shareholders of that series or by the Trustees by written notice to the shareholders of that series.
Shares of the Funds entitle their holders to one vote per share, with fractional shares voting proportionally, in the election of Trustees and on other matters submitted to the vote of shareholders. On any matter submitted to a vote of shareholders, all shares of the Trust then entitled to vote shall, except as otherwise provided in the Declaration of Trust or the Bylaws, be voted in the aggregate as a single class without regard to series or class, except that: (i) when required by the 1940 Act or when the Trustees shall have determined that the matter affects one or more series or classes materially differently, shares will be voted by individual series or class; and (ii) when the Trustees have determined that the matter affects only the interests of one or more series or classes, then only shareholders of such series or classes shall be entitled to vote thereon. A separate vote will be taken by the applicable Fund on matters affecting the particular Fund, as determined by the Trustees. For example, a change in a fundamental investment policy for a particular Fund would be voted upon only by shareholders of that Fund. In addition, a separate vote will be taken by the applicable class of a Fund on matters affecting the particular class, as determined by the Trustees. For example, the adoption of a distribution plan relating to a particular class and requiring shareholder approval would be voted upon only by shareholders of that class. Shares of each Fund have noncumulative voting rights with respect to the election of trustees.
The Trust is not required to hold annual meetings of its shareholders. However, special meetings of the shareholders may be called for the purpose of electing Trustees and for such other purposes as may be prescribed by law, by the Declaration of Trust, or by the Bylaws. There will normally be no meetings of shareholders for the purpose of electing Trustees except that the Trust will hold a shareholders’ meeting as required by applicable law or regulation.
The Declaration of Trust may be amended by the Trustees without a shareholder vote, except to the extent a shareholder vote is required by applicable law, the Declaration of Trust or the Bylaws, or as the Trustees may otherwise determine.
Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims liability of the shareholders, Trustees, or officers for acts or obligations of the Trust, which are binding only on the assets and property of the Trust, and require that notice of such disclaimer be given in each note, bond, contract, instrument, certificate, or undertaking made or issued on behalf of the Trust by the Trustees or officers. In addition, the Declaration of Trust provides that shareholders of a Fund are entitled to indemnification out of the assets of their Fund to the extent that they are held personally liable for the obligations of their Fund solely by reason of being or having been a shareholder. Thus, the risk of a shareholder of a Fund incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and his or her Fund is unable to meet its obligations.
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The Declaration of Trust also permits the Trustees to charge shareholders directly for custodial, transfer agency, and servicing expenses, but the Trustees have no present intention to charge shareholders directly for such expenses.
The Declaration of Trust further provides that a Trustee will not be personally liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of his or her own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. The Declaration of Trust also provides for indemnification of each of its Trustees and officers, except that such Trustees and officers may not be indemnified against any liability to the Trust or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.
REDEMPTION OF SHARES
With respect to each Fund, the Trustees may suspend the right of redemption, postpone the date of payment, or suspend the determination of NAV: (a) for any period during which the NYSE is closed (other than for customary weekend and holiday closing); (b) for any period during which trading in the markets the Fund normally uses is, as determined by the SEC, restricted; (c) when an emergency exists as determined by the SEC so that disposal of the Fund’s investments or a determination of its NAV is not reasonably practicable; or (d) for such other periods as the SEC by order may permit for the protection of the Trust’s shareholders. Under normal circumstances, each Fund expects to meet redemption requests by using cash or cash equivalents in its portfolio and/or selling portfolio assets to generate cash. Under stressed market conditions, a Fund may pay redemption proceeds using cash obtained through borrowing arrangements that may be available from time to time. To the extent consistent with applicable laws and regulations, the Funds reserve the right to satisfy all or a portion of a redemption request by distributing securities or other property in lieu of cash (“in-kind” redemptions), under both normal and stressed market conditions. In-kind redemptions are typically used to meet redemption requests that represent a large percentage of the Fund’s net assets in order to minimize the effect of the large redemption on the Fund and its remaining shareholders. Some Funds may be limited in their ability to use assets other than cash to meet redemption requests due to restrictions on ownership of their portfolio assets. Any in-kind redemption will be effected through a distribution of all publicly traded portfolio securities or securities for which quoted bid prices are available, subject to certain exceptions. The securities distributed in an in-kind redemption will be valued in the same manner as they are valued for purposes of computing the Fund’s NAV. These securities are subject to market risk until they are sold and may increase or decrease in value prior to converting them into cash. You may incur brokerage and other transaction costs, and could incur a taxable gain or loss for income tax purposes when converting the securities to cash.
While the Trust’s Declaration of Trust would permit it to redeem shares in cash or other assets of the Fund or both, the Trust has filed an irrevocable election with the SEC to pay in cash all requests for redemption received from any shareholder if the aggregate amount of such requests in any 90-day period does not exceed the lesser of  $250,000 or 1% of a Fund’s net assets.
VALUATION OF PORTFOLIO SECURITIES
The NAV of each Fund’s shares is determined once daily as of the close of regular trading on the NYSE, on each day the NYSE is open for trading (a “business day”). The NYSE normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days. If the NYSE is scheduled to close early, the business day will be considered to end as of the time of the NYSE’s scheduled close. A Fund will not treat an intraday disruption in NYSE trading or other event that causes an unscheduled closing of the NYSE as a close of business of the NYSE for these purposes and will instead fair value securities in accordance with procedures approved annually by the Board, and under the general oversight of the Board. The NYSE currently is not open for trading on New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Each Fund calculates the NAV of each of its classes of shares by dividing the total value of the assets attributable to that class, less the liabilities attributable to that class, by the number of shares of that class that are outstanding. On holidays and other days when the NYSE is closed, each Fund’s NAV generally is not calculated and the Funds do not anticipate accepting buy or sell orders. However, the value of each Fund’s assets may still be affected on such days to the extent that an Underlying Fund holds foreign securities that trade on days that foreign securities markets are open.
The NAV of each Fund is based upon the NAVs of its corresponding Underlying Funds. Shares of the Underlying Funds are valued at their closing NAVs as reported on each business day.
Certain Underlying Funds may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the values of the Funds’ portfolio securities
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may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next business day.
The prospectuses and SAIs for the Underlying Funds explain the valuation methods for the Underlying Funds including the circumstances under which the Underlying Funds. may use fair value pricing and the effects of doing so. Such prospectuses and SAIs are available on the SEC EDGAR database on its Internet site at http://www.sec.gov.
The proceeds received by each Fund for each issue or sale of its shares, all net investment income, and realized and unrealized gain will be specifically allocated to such Fund and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the Trust’s books of account, and will be charged with the liabilities in respect of such Fund and with a share of the general liabilities of the Trust. Expenses with respect to any two or more Funds are to be allocated in proportion to the NAVs of the respective Funds except where allocations of direct expenses can otherwise be fairly made. Each class of shares of a Fund will be charged with liabilities directly attributable to such class, and other Fund expenses will be allocated in proportion to the NAVs of the respective classes.
TAXATION
Taxation of the Funds: In General
Each Fund has elected and intends to qualify each year to be treated as a regulated investment company under Subchapter M of the Code. In order to qualify as a regulated investment company, a Fund must, among other things:
(a)
derive at least 90% of its gross income for each taxable year from:

(i)
dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, and other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; and

(ii)
net income derived from interests in “qualified publicly traded partnerships” (as defined below);

(b)
distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and its net tax-exempt income, if any, for such year in a manner qualifying for the dividends-paid deduction; and

(c)
diversify its holdings so that, at the close of each quarter of its taxable year:

(i)
at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer; and

(ii)
not more than 25% of the value of its total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, (x) in the securities of any one issuer or two or more issuers which the Fund controls and that are engaged in the same, similar, or related trades or businesses (other than U.S. Government securities), or (y) in the securities of one or more qualified publicly traded partnerships (as defined below).

For purposes of the 90% gross income requirement described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the regulated investment company. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” will be treated as qualifying income. A “qualified publicly traded partnership” is a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i). In general, such entities will be treated as partnerships for U.S. federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2). Certain of a Fund’s investments in MLPs and ETFs, if any, may qualify as interests in qualified publicly traded partnerships, as described further below. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.
For purposes of the diversification test in (c) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also for purposes of the diversification test in (c) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and
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conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to identification of the issuer for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test in (c) above.
The 90% gross income requirement described in (a) above and the diversification test described in (c) above may limit the extent to which a Fund can engage in certain derivative transactions, as well as the extent to which it can invest in commodities, commodities-related investments, and MLPs.
In general, if a Fund qualifies as a regulated investment company that is accorded special tax treatment, that Fund will not be subject to U.S. federal income tax on income or gains distributed in a timely manner to its shareholders in the form of dividends (including capital gain dividends). As long as a Fund qualifies as a regulated investment company, the Fund under present law will not be subject to any excise or income taxes imposed by Massachusetts.
If a Fund were to fail to meet the income, diversification or distribution test described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions, or disposing of certain assets. If a Fund were ineligible to or otherwise did not cure such failure for any year, or if a Fund were otherwise to fail to qualify as a regulated investment company in any taxable year, that Fund would be subject to tax on its taxable income at corporate rates. In addition, all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders or possibly to be treated as qualified dividend income to shareholders taxed as individuals. Finally, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a regulated investment company.
Each Fund seeks to achieve its investment objectives by investing substantially all of its assets in one or more Underlying Funds that have elected to be treated and intend to qualify and be eligible each year to be treated as regulated investment companies. Whether a Fund meets the asset diversification test described above will thus depend in part on whether the Underlying Funds in which it invests meet each of the income, asset diversification, and distribution tests. If an Underlying Fund were to fail to meet any such test and were ineligible to or otherwise were not to cure such failure, the corresponding Fund might as a result itself fail to meet the asset diversification test and might be ineligible or unable to or might otherwise not cure such failure. The remainder of this “Taxation” section assumes that each Underlying Fund has elected and will qualify and be eligible each year to be treated as a regulated investment company.
Each Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), its net tax-exempt income (if any), and net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards). Investment company taxable income or net capital gain that is retained by a Fund will be subject to tax at regular corporate rates. However, a Fund may designate any retained net capital gain amount as undistributed capital gains in a timely notice to its shareholders who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. If a Fund makes this designation, the tax basis of shares owned by a shareholder of a Fund will, for U.S. federal income tax purposes, be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. A Fund is not required to, and there can be no assurance the Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.
In determining its net capital gain, including in connection with determining the amount available to support a capital gain dividend, its taxable income, and its earnings and profits, a regulated investment company may elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to such portion of the taxable year) and certain late-year ordinary losses (generally, the sum of its (i) net ordinary losses from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, and its (ii) other net ordinary losses attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.
Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a Fund’s net investment income. If a Fund has a net capital loss for any year, the amount thereof may be carried forward to offset capital gains in future years, thereby reducing the amount the Fund would otherwise be required to distribute in such future years
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to qualify for the special tax treatment accorded regulated investment companies and avoid a Fund-level tax. If a Fund incurs or has incurred net capital losses, those losses will be carried forward to one or more subsequent taxable years without expiration; any such carryforward losses will retain their character as short-term or long-term. See the most recent annual shareholder report for each Fund’s capital loss carryforwards as of the end of its most recently ended fiscal year.
A nondeductible excise tax at the rate of 4% will be imposed on the excess, if any, of each Fund’s “required distribution” over its actual distributions in any calendar year. The “required distribution” is 98% of the Fund’s ordinary income for the calendar year plus 98.2% of its capital gain net income recognized during the one-year period ending on October 31 (or November 30 or December 31, if the Fund is permitted to elect and so elects) plus undistributed amounts from prior years. For these purposes, ordinary gains and losses from the sale, exchange or other taxable disposition of property that would be properly taken into account after October 31 (or November 30, if the Fund makes the election referred to above) are treated as arising on January 1 of the following calendar year; in the case of a Fund with a December 31 year end, no such gains or losses will be so treated. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so. Distributions declared by a Fund during October, November, or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which declared.
Under current law, a Fund may treat the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders’ portion of the undistributed investment company taxable income and net capital gain of the Fund as a distribution of investment company taxable income and net capital gain on the Fund’s tax return. This practice, which involves the use of tax equalization, will have the effect of reducing the amount of income and gains that a Fund is required to distribute as dividends to shareholders in order for the Fund to avoid federal income tax and excise tax. This practice may also reduce the amount of the distributions required to be made to non-redeeming shareholders. The amount of any undistributed income will be reflected in the value of the shares of the Fund, and thus the total return on a shareholder’s investment will not be reduced as a result of this practice.
Fund Distributions
Except in the case of certain shareholders eligible for preferential tax treatment, e.g., qualified retirement or pension trusts, shareholders of each Fund generally will be subject to federal income taxes on Fund distributions as described herein. Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares through a dividend reinvestment plan. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to the fair market value of the new shares issued to the shareholder.
Distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder’s investment (and thus were included in the price the shareholder paid for his or her shares), even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund’s NAV reflects gains that are unrealized, or income or gains that are realized but not distributed. Such realized income or gains may be required to be distributed even when the Fund’s NAV also reflects unrealized losses.
Distributions by each Fund of investment income generally will be taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund or Underlying Fund owned (or is deemed to have owned) the investments that generated them, rather than by how long a shareholder has owned (or is deemed to have owned) his or her shares. Distributions of gains from the sale of investments that the Fund or Underlying Fund owned for one year or less will be taxable as ordinary income. Properly reported distributions of long-term capital gains, if any, are taxable in the hands of an investor as long-term gain includible in net capital gain and taxed to individuals at reduced rates. Tax rules can alter a Fund’s or Underlying Fund’s holding period in investments and thereby affect the tax treatment of gain or loss on such investments.
Distributions of investment income reported by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gains, provided that the shareholder, the Fund, and the Underlying Fund meet certain holding period and other requirements. In order for some portion of the dividends received by a Fund shareholder to be “qualified dividend income,” the Fund must meet certain holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet certain holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Underlying Fund, Fund, or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the
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date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation that is readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.
In general, distributions of investment income reported by each Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. If the aggregate qualified dividends received by a Fund during any taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than dividends properly reported as capital gain dividends) will be eligible to be treated as qualified dividend income. If a Fund receives dividends from an Underlying Fund, and the Underlying Fund reports such dividends as qualified dividend income, then the Fund is permitted, in turn, to report a portion of its distributions as qualified dividend income, provided the Fund meets the holding period and other requirements with respect to shares of the Underlying Fund.
Dividends of net investment income received by corporate shareholders of each Fund will qualify for the dividends-received deduction generally available to corporations to the extent those dividends are reported as being attributable to qualifying dividends received by the Fund from domestic corporations for the taxable year. In general, a dividend received by a Fund will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may otherwise be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)). If a Fund receives dividends from an Underlying Fund, and the Underlying Fund reports such dividends as eligible for the dividends-received deduction, then the Fund is permitted, in turn, to report a portion of its distributions as eligible for the dividends-received deduction, provided that the Fund meets the holding period and other requirements with respect to shares of the Underlying Fund. Pursuant to proposed regulations on which a Fund may rely, distributions by a Fund to its shareholders that the Fund properly reports as “section 199A dividends,” as defined and subject to certain conditions described below, are treated as qualified REIT dividends in the hands of non-corporate shareholders. Non-corporate shareholders are permitted a federal income tax deduction equal to 20% of qualified REIT dividends received by them, subject to certain limitations. Very generally, a “section 199A dividend” is any dividend or portion thereof that is attributable to certain dividends received by the regulated investment company from REITs, to the extent such dividends are properly reported as such by the regulated investment company in a written notice to its shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying regulated investment company shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. A Fund is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so.
The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts, and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by a Fund of net investment income and capital gains as described above, and (ii) any net gain from the sale, redemption, exchange or other taxable disposition of Fund shares. Shareholders are advised to consult their tax advisers regarding the possible implications of this additional tax on their investment in the Fund.
If a Fund makes a distribution to a shareholder in excess of its current and accumulated “earnings and profits” in and with respect to any taxable year, the excess distribution will be treated as a return of capital to the extent of the shareholder’s tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in his or her shares, thus reducing any loss or increasing any gain on the shareholder’s subsequent taxable disposition of his or her shares.
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Sales, Redemptions, and Exchanges
Sales, redemptions, and exchanges of each Fund’s shares are taxable events and, accordingly, shareholders subject to federal income taxes may realize gains and losses on these transactions. If shares have been held for more than one year, gain or loss realized generally will be long-term capital gain or loss, provided the shareholder holds the shares as a capital asset. Otherwise, the gain or loss on a taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, a loss on a sale of Fund shares held by a shareholder for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividend paid to the shareholder with respect to such shares. Further, no loss will be allowed on a sale of Fund shares to the extent the shareholder acquires identical shares of the same Fund within 30 days before or after the disposition. In such case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss. In the case of individuals holding shares in a Fund directly, upon the sale, redemption or exchange of Fund shares, the Fund or, in the case of shares purchased through a financial intermediary, the financial intermediary may be required to provide the shareholder and the IRS with cost basis and certain other related tax information about the Fund shares sold, redeemed, or exchanged. See the Funds’ Prospectus for more information.
Under Treasury regulations, if a shareholder recognizes a loss with respect to Fund shares of  $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.
Commodity-Linked Instruments
A Fund’s or Underlying Fund’s investments in commodity-linked instruments can be limited by the Fund’s intention to qualify as a regulated investment company, and can bear on the Fund’s ability to qualify as such. Income and gains from certain commodity-linked instruments do not constitute qualifying income to a regulated investment company for purposes of the 90% gross income test described above. The tax treatment of some other commodity-linked instruments in which a Fund or Underlying Fund might invest is not certain, in particular with respect to whether income or gains from such instruments constitute qualifying income to a regulated investment company. If a Fund or Underlying Fund were to treat income or gain from a particular instrument as qualifying income and the income or gain were later determined not to constitute qualifying income and, together with any other non-qualifying income, caused the Fund’s or Underlying Fund’s non-qualifying income to exceed 10% of its gross income in any taxable year, the Fund or Underlying Fund, as the case may be, would fail to qualify as a regulated investment company unless it is eligible to and does cure such failure by paying a tax at the Fund or Underlying Fund level.
Certain Investments in Debt Obligations
Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and all zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that are acquired by a Fund or Underlying Fund will be treated as being issued with original issue discount (“OID”). Generally, the amount of the OID is treated as interest income and is included in taxable income (and required to be distributed) over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. Payment-in-kind securities will also give rise to income which is required to be distributed and is taxable even though a Fund or Underlying Fund holding the security receives no interest payment in cash on the security during the year.
Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by a Fund or Underlying Fund in the secondary market may be treated as having “market discount”. Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Subject to the discussion below regarding Section 451 of the Code, (i) generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security, (ii) alternatively, the Fund or Underlying Fund may elect to accrue market discount currently, in which case the Fund or Underlying Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security, and (iii) the rate at which the market discount accrues, and thus is included in the Fund’s income, will depend in part upon
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which of the permitted accrual methods the Fund or Underlying Fund elects. Notwithstanding the foregoing, effective for taxable years beginning after 2017, Section 451 of the Code generally requires any accrual method taxpayer to take into account items of gross income no later than the time at which such items are taken into account as revenue in the taxpayer’s financial statements. The Treasury and IRS have issued proposed regulations providing that this rule does not apply to the accrual of market discount. If the rule were to apply to the accrual of market discount, the Fund or Underlying Fund would be required to include in income any market discount as it takes the same into account on its financial statements.
Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by a Fund or Underlying Fund may be treated as having OID, or acquisition discount (very generally, the excess of the stated redemption price over the purchase price) in the case of certain types of debt obligations. Generally, the Fund or Underlying Fund will be required to include the OID, or acquisition discount, as ordinary income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A Fund or Underlying Fund may make one or more of the elections applicable to debt obligations having acquisition discount, or OID, which could affect the character and timing of recognition of income by the Fund.
As indicated above, a Fund or Underlying Fund that invests in certain debt instruments may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund or Underlying Fund actually received. Such distributions may be made from the cash assets of the Fund or Underlying Fund or by liquidation of portfolio securities, if necessary. The Fund or Underlying Fund may realize gains or losses from such liquidations. In the event a Fund or Underlying Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.
Investments in debt obligations that are at risk of or in default present special tax issues for a Fund or Underlying Fund. Tax rules are not entirely clear about issues such as when a Fund or Underlying Fund may cease to accrue interest, OID, or market discount; whether and to what extent a Fund or Underlying Fund should recognize market discount on such a debt obligation; when and to what extent a Fund or Underlying Fund may take deductions for bad debts or worthless securities; and how a Fund or Underlying Fund should allocate payments received on obligations in default between principal and interest. These and other related issues will be addressed by each Fund or Underlying Fund when, and if, it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.
Derivative Transactions
If a Fund or Underlying Fund engages in derivative transactions, including transactions in options, futures contracts, forward contracts, swap agreements, foreign currencies, and straddles, or other similar transactions, including for hedging purposes, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s or Underlying Fund’s securities, convert long-term capital gains into short-term capital gains, or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing, and character of distributions to shareholders. A Fund’s or Underlying Fund’s transactions in foreign currency-denominated debt instruments and certain of its derivative activities may produce a difference between its book income and its taxable income. If a Fund’s book income exceeds its taxable income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a Fund’s book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company and to eliminate fund-level income tax.
Foreign Taxes and Investments
Income proceeds and gains received by an Underlying Fund from sources outside the United States might be subject to foreign taxes that are withheld at the source or other foreign taxes. The effective rate of these foreign taxes cannot be determined in advance because it depends on the specific countries in which an Underlying Fund’s assets will be invested, the amount of the assets invested in each such country and the possibility of treaty relief.
Because the Funds are “funds of funds” that invest their assets in shares of Underlying Funds, each Fund is permitted to elect to pass through to its shareholders foreign income and other similar taxes paid by the Fund (if any) in respect of foreign securities held by an Underlying Fund in which it invests that itself elected to pass such taxes through to its shareholders, so that shareholders of the Fund will be eligible to claim a tax credit or deduction for such taxes. However, even if a Fund qualifies to make such election for any year, it may determine not to do so.
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If such an election is made, the ability of shareholders of the Fund to claim a foreign tax credit will be subject to limitations imposed by the Code, which in general limits the amount of foreign tax that may be used to reduce a shareholder’s U.S. tax liability to that amount of U.S. tax which would be imposed on the amount and type of income in respect of which the foreign tax was paid. In addition, the ability of shareholders to claim a foreign tax credit is subject to a holding period requirement. A shareholder who for U.S. income tax purposes claims a foreign tax credit in respect of Fund distributions may not claim a deduction for foreign taxes paid by the Fund, regardless of whether the shareholder itemizes deductions. Also, no deduction for foreign taxes may be claimed by shareholders who do not itemize deductions on their federal income tax returns. It should also be noted that a tax-exempt shareholder, like other shareholders, will be required to treat as part of the amounts distributed to it a pro rata portion of the foreign income taxes paid by the Fund. However, that income will generally be exempt from U.S. taxation by virtue of such shareholder’s tax-exempt status and such a shareholder will not be entitled to either a tax credit or a deduction with respect to such income. A Fund that makes the election referred to above will notify its shareholders each year of the amount of dividends and distributions and the shareholders’ pro rata shares of qualified taxes paid by Underlying Funds to foreign countries and passed through by the Fund (if any).
Certain Tax Information Concerning Funds of Funds
Because the Funds are “funds of funds” that invest their assets in shares of Underlying Funds, their distributable income and gains will normally consist entirely of distributions from Underlying Funds and gains and losses on the disposition of shares of Underlying Funds. To the extent that an Underlying Fund realizes net losses on its investments for a given taxable year, a Fund will not be able to recognize its share of those losses to offset distributions of net income or capital gains realized from other Underlying Funds in which it invests until it disposes of shares of the Underlying Fund (although such losses of an Underlying Fund may reduce distributions to the Fund from that Underlying Fund in future taxable years). Moreover, even when a Fund does make a disposition of shares of an Underlying Fund, a portion of its loss may be recognized as a long-term capital loss, which a Fund will not be able to offset against its ordinary income (including distributions of any net short-term capital gains realized by an Underlying Fund).
In addition, in certain circumstances, the “wash sale” rules under Section 1091 of the Code may apply to a Fund’s sales of Underlying Fund shares that have generated losses. A wash sale occurs if shares of an Underlying Fund are sold by the Fund at a loss and the Fund acquires additional shares of that same Underlying Fund 30 days before or after the date of the sale. The wash-sale rules could defer losses in the Fund’s hands on sales of Underlying Fund shares (to the extent such sales are wash sales) for extended (and, in certain cases, potentially indefinite) periods of time.
As a result of the foregoing rules, and certain other special rules, the amounts of net investment income and net capital gains that a Fund will be required to distribute to shareholders may be greater than such amounts would have been had the Fund invested directly in the securities held by the Underlying Funds. For similar reasons, the character of distributions from a Fund will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the Underlying Funds. The use of a fund of funds structure can therefore affect the amount, timing and character of distributions to shareholders, and may increase the amount of taxes payable by shareholders.
If a Fund were to own 20% or more of the voting interests of an Underlying Fund, subject to a safe harbor in respect of certain fund of funds arrangements, which is anticipated to be available to the Funds, the Fund would be required to “look through” the Underlying Fund to its holdings and combine the appropriate percentage (as determined pursuant to the applicable Treasury Regulations) of the Underlying Fund’s assets with the Fund’s assets for purposes of satisfying the 25% diversification test described above.
The foregoing is only a general description of the federal tax consequences of a fund of funds structure. Accordingly, prospective purchasers of shares of a fund of funds are urged to consult their tax advisers with specific reference to their own tax situations, including the potential application of state, local, and foreign taxes.
Certain Investments in Mortgage-Related Securities
An Underlying Fund may invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in CMOs with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS and Treasury regulations that have not yet been issued, but may apply retroactively, a portion of an Underlying Fund’s income that is attributable to a REIT's residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company, such as the Underlying Funds and, in turn, the
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Funds, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC or TMP interest directly. As a result, a Fund investing in an Underlying Fund that invests in such interests may not be a suitable investment for charitable remainder trusts, as noted below.
In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan, or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code.
Unrelated Business Taxable Income
Income of a regulated investment company that would be UBTI if earned directly by a tax-exempt entity generally will not constitute UBTI when distributed to a tax-exempt shareholder of the regulated investment company. Notwithstanding this “blocking” effect, a tax-exempt shareholder of a Fund could realize UBTI by virtue of its investment in a Fund if shares in that Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). A tax-exempt shareholder may also recognize UBTI if a Fund recognizes “excess inclusion income” derived from direct or indirect investments by Underlying Funds in residual interests in REMICs or equity interests in TMPs as described above, if the amount of such income recognized by a Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).
Special tax consequences also apply to charitable remainder trusts (“CRTs”) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT, as defined in section 664 of the Code, that realizes UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in a Fund that recognizes “excess inclusion income” (which is described earlier). Rather, if at any time during any taxable year a CRT or one of certain other tax-exempt shareholders (such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes “excess inclusion income,” then such Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which the IRS guidance in respect of CRTs remains applicable in light of the December 2006 CRT legislation is unclear. To the extent permitted under the 1940 Act, the Funds may elect to allocate any such tax specially to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Funds. CRTs and other tax-exempt investors are urged to consult their tax advisers concerning the consequences of investing in the Funds.
Backup Withholding
Each Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to and proceeds of share sales, exchanges, or redemptions made by any individual shareholder who fails to furnish the Fund with a correct taxpayer identification number (TIN), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding.
Non U.S. Shareholders
Distributions by a Fund to shareholders that are not “U.S. persons” within the meaning of the Code (“foreign shareholders”) properly reported by the Fund as (1) capital gain dividends, (2) short-term capital gain dividends, and (3) interest-related dividends, each as defined and subject to certain conditions described below, generally are not subject to withholding of U.S. federal income tax.
In general, the Code defines (1) “short-term capital gain dividends” as distributions of net short-term capital gains in excess of net long-term capital losses and (2) “interest-related dividends” as distributions from (A) U.S. source interest income earned by a Fund, if any, of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder, and (B) any such income earned by an Underlying Fund and distributed by the Fund, in each case to the extent such distributions are properly reported as such by the Fund and the Underlying Fund, as applicable in a written notice to shareholders of the Fund and the Underlying Fund, as applicable.
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The exceptions to withholding for short-term capital gain dividends and capital gain dividends do not apply to (A) distributions to an individual foreign shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions attributable to gain that is treated as effectively connected with the conduct by the foreign shareholder of a trade or business within the United States under special rules regarding the disposition of U.S. real property interests.
The exception to withholding for “interest-related dividends” does not apply to distributions to a foreign shareholder (A) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation.
If a Fund invests in a regulated investment company that pays capital gain dividends, short-term capital gain dividends, or interest-related dividends to the Fund, such distributions retain their character as not subject to withholding if properly reported when paid by the Fund to foreign shareholders.
A Fund is permitted to report such part of its dividends as interest-related and/or short-term capital gain dividends as are eligible, but is not required to do so. In the case of shares held through an intermediary, the intermediary may withhold even if a Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders. Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts.
Distributions by a Fund to foreign shareholders other than capital gain dividends, short-term capital gain dividends, and interest-related dividends (e.g., dividends attributable to dividend and foreign-source interest income or to short-term capital gains or U.S. source interest income to which the exception from withholding described above does not apply) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).
Under U.S. federal income tax law, a beneficial holder of shares who or which is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund unless (i) such gain is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating one hundred eighty-three (183) days or more during the year of the sale and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of  “U.S. real property interests” (“USRPIs”) apply to the foreign shareholder’s sale of shares of the Fund (as described below).
Beneficial holders that are foreign persons with respect to whom income from a Fund is effectively connected with a trade or business conducted by the foreign shareholder within the United States will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents, or domestic corporations, whether such income is received in cash or reinvested in shares of the Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisers.
Special rules would apply if a Fund were a qualified investment entity (“QIE”) because it is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition of USRPIs described below. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other trade or business assets. USRPIs generally are defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or, very generally, an entity that has been a USRPHC in the last five years. A Fund that holds, directly or indirectly, significant interests in REITs may be a USRPHC. Interests in domestically controlled QIEs, including REITs and RICs that are QIEs, not-greater-than-10% interests in publicly traded classes of stock in REITs and not-greater-than-5% interests in publicly traded classes of stock in RICs generally are not USRPIs, but these exceptions do not apply for purposes of determining whether a Fund is a QIE.
If an interest in a Fund were a USRPI, the Fund would be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% foreign shareholder, in which case such foreign shareholder generally would also be required to file U.S. tax returns and pay any additional taxes due in connection with the redemption.
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If a Fund were a QIE, under a special “look-through” rule, any distributions by the Fund to a foreign person (including, in certain cases, distributions made by the Fund in redemption of its shares) attributable directly or indirectly to (i) distributions received by the Fund from a lower-tier RIC or REIT that the Fund is required to treat as USRPI gain in its hands and (ii) gains realized on the disposition of USRPIs by the Fund would retain their character as gains realized from USRPIs in the hands of the Fund’s foreign shareholders and would be subject to U.S. tax withholding. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a foreign shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the foreign shareholder’s current and past ownership of the Fund.
Foreign shareholders of a Fund also may be subject to “wash sale” rules to prevent the avoidance of the tax-filing and payment obligations discussed above through the sale and repurchase of Fund shares.
Beneficial holders that are foreign persons should consult their tax advisers and, if holding shares through intermediaries, their intermediaries, concerning the application of these rules to their investment in the Fund.
Other Reporting and Withholding Requirements
Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require a Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. If a shareholder fails to provide the requested information or otherwise fails to comply with FATCA or an IGA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends it pays. The IRS and the Department of Treasury have issued proposed regulations providing that these withholding rules will not apply to the gross proceeds of share redemptions or capital gain dividends a Fund pays. If a payment by a Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., short-term capital gain dividends and interest-related dividends).
Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.
General Considerations
Special tax rules apply to investments though defined contribution plans and other tax-qualified plans or tax-advantaged arrangements. Shareholders should consult their tax adviser to determine the suitability of shares of a Fund as an investment through such plans and arrangements and the precise effect of an investment on their particular tax situation.
The foregoing discussion of the U.S. federal income tax consequences of investment in the Funds is a general and abbreviated summary based on the applicable provisions of the Code, U.S. Treasury regulations, and other applicable authority currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative action, possibly with retroactive effect. This discussion of the federal income tax treatment of the Funds and their shareholders does not describe in any respect the tax treatment of any particular arrangement, e.g., tax-exempt trusts or insurance products, pursuant to which or by which investments in the Funds may be made. Shareholders should consult their tax advisers as to their own tax situation, including possible foreign, state, and local taxes.
EXPERTS
Ropes & Gray LLP, The Prudential Tower, 800 Boylston Street, Boston, Massachusetts 02199-3600 serves as counsel to the Trust.
The financial statements of the Funds incorporated herein by reference from the Trust’s Annual Reports as of September 30, 2019 have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in its reports which are also incorporated herein by reference. Such financial statements have been so incorporated in reliance upon the reports of Deloitte & Touche LLP given on the authority of that firm as experts in accounting and auditing. Copies of the Trust’s Annual Reports as of September 30, 2019 are available, without charge, upon request by calling 1-888-309-3539.
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GLOSSARY
   Duration:  indicates how interest rate changes will affect a debt instrument’s price. As a measure of a fixed income security’s cash flow, duration is an alternative to the concept of  “term to maturity” in assessing the price volatility associated with changes in interest rates. Generally, the longer the duration, the more volatility an investor should expect. For example, the market price of a bond with a duration of two years would be expected to decline 2% if interest rates rose 1%. Conversely, the market price of the same bond would be expected to increase 2% if interest rates fell 1%. The market price of a bond with a duration of four years would be expected to increase or decline twice as much as the market price of a bond with a two-year duration. Duration measures a security’s maturity in terms of the average time required to receive the present value of all interest and principal payments as opposed to its term to maturity. The maturity of a security measures only the time until final payment is due; it does not take account of the pattern of a security’s cash flow over time, which would include how cash flow is affected by prepayments and by changes in interest rates. Incorporating a security’s yield, coupon interest payments, final maturity, and option features into one measure, duration is computed by determining the weighted average maturity of a bond’s cash flows, where the present values of the cash flows serve as weights. Determining duration may involve a Fund’s investment adviser’s or subadviser’s, or Underlying Fund’s adviser’s or subadviser’s, estimates of future economic parameters, which may vary from actual future values.
   NRSRO:  means a nationally recognized statistical rating organization. For a description of the ratings of three NRSROs, S&P, Moody’s, and Fitch, see the Appendix to the SAI. For example, the four investment grade ratings in descending order for debt securities as rated by Moody’s are Aaa, Aa, A, and Baa- including Baa3. The four investment grade ratings for debt securities as rated by S&P are AAA, AA, A, and BBB- including BBB-. For commercial paper, Moody’s two highest ratings are P-1 and P-2 and S&P’s two highest ratings are A-1 and A-2.
   U.S. Government Securities:  include obligations issued, sponsored, assumed, or guaranteed as to principal or interest by the Government of the United States, its agencies and instrumentalities, and securities backed by such obligations.
The name MassMutual Select Funds is the designation of the Trustees under a Declaration of Trust dated May 28, 1993, as amended and restated as of November 21, 2011, as it may be further amended from time to time. The obligations of such Trust are not personally binding upon, nor shall resort be had to the property of any of the Trustees, shareholders, officers, employees, or agents of such Trust, but only the property of the relevant series of the Trust shall be bound.
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APPENDIX A—DESCRIPTION OF SECURITIES RATINGS
Although the ratings of fixed income securities by S&P, Moody’s, and Fitch are a generally accepted measurement of credit risk, they are subject to certain limitations. For example, ratings are based primarily upon historical events and do not necessarily reflect the future. Furthermore, there is a period of time between the issuance of a rating and the update of the rating, during which time a published rating may be inaccurate.
The descriptions of the S&P, Moody’s, and Fitch’s commercial paper and bond ratings are set forth below.
Commercial Paper Ratings:
S&P commercial paper ratings are graded into four categories, ranging from A for the highest quality obligations to D for the lowest. Issues assigned the highest rating of A are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety. The A-1 and A-2 categories are described as follows:
A-1—This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be noted with a plus (+) sign designation.
A-2—Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.
Moody’s employs three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers. The two highest designations are as follows:
Issuers (or supporting institutions) rated Prime-1 (or P-1) have a superior ability for repayment of senior short-term debt obligations. Prime-1 (or P-1) repayment ability will normally be evidenced by many of the following characteristics:
•
Leading market positions in well-established industries.

•
High rates of return on funds employed.

•
Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•
Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•
Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers (or supporting institutions) rated Prime-2 (or P-2) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.
Fitch’s Short-Term Credit Ratings are graded into six categories, ranging from ‘F-1’ for the highest quality obligations to ‘D’ for the lowest. The F-1 and F-2 categories are described as follows:
F-1—Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F-2—A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.
Bond Ratings:
S&P describes its four highest ratings for corporate debt as follows:
AAA—Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.
AA—Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree.
A—Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
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BBB—Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas such debt normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.
Moody’s describes its four highest corporate bond ratings as follows:
Aaa—Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa—Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they compose what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A—Bonds which are rated A possess many favorable investment attributes and may be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment in the future.
Baa—Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.
Fitch describes its four highest long-term credit ratings as follows:
AAA—“AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA—“AA” ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A—“A” ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.
BBB—“BBB” ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.
A “+” or “–” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” category or to categories below “CCC.”
S&P describes its below investment grade ratings for corporate debt as follows:
BB, B, CCC, CC, C—Debt rated “BB,” “B,” “CCC,” “CC,” and “C” is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation, “BB” indicates the lowest degree of speculation, and “C” the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
BB—Debt rated “BB” has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to
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inadequate capacity to meet timely interest and principal payments. The “BB” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BBB–” rating.
B—Debt rated “B” has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The “B” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BB” or “BB–” rating.
CCC—Debt rated “CCC” has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The “CCC” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “B” or “B–” rating.
CC—The rating “CC” is typically applied to debt subordinated to senior debt that is assigned an actual or implied “CCC” rating.
C—The rating “C” is typically applied to debt subordinated to senior debt which is assigned an actual or implied “CCC–” debt rating. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.
D—Debt rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.
Moody’s describes its below investment grade corporate bond ratings as follows:
Ba—Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B—Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa—Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
Ca—Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C—Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
Fitch describes its below investment grade long-term credit ratings as follows:
BB—“BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.
B—“B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.
CCC, CC, C—Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A “CC” rating indicates that default of some kind appears probable. “C” ratings signal imminent default.
DDD, DD, D—The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. “DDD” obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. “DD” indicates potential recoveries in the range of 50%-90% and “D” the lowest recovery potential, i.e., below 50%.
Entities rated in this category have defaulted on some or all of their obligations. Entities rated “DDD” have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process.
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Entities rated “DD” and “D” are generally undergoing a formal reorganization or liquidation process; those rated “DD” are likely to satisfy a higher portion of their outstanding obligations, while entities rated “D” have a poor prospect of repaying all obligations.
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APPENDIX B—PROXY VOTING POLICIES
The following represents the proxy voting policies (the “Policies”) of the MassMutual Select Funds (the “Funds”) with respect to the voting of proxies on behalf of each series of the Funds (the “Series”). It is the policy of the Funds and MML Investment Advisers, LLC (the “Adviser”), as investment manager to the Series, to delegate (with the exception of any “Fund of Funds,” “Feeder Funds,” or “Special Situations” where the Adviser is in the best position to vote the proxy) voting responsibilities and duties with respect to all proxies to the subadvisers (the “Subadvisers”) of the Series.
I. GENERAL PRINCIPLES
In voting proxies, the Subadvisers will be guided by general fiduciary principles and their respective written proxy voting policies. The Subadvisers will act prudently and solely in the best interest of the beneficial owners of the accounts they respectively manage, and for the exclusive purpose of providing benefit to such persons.
II. SUBADVISERS
1.   The Subadvisers each have the duty to provide a copy of their written proxy voting policies to the Adviser and Funds annually. The Subadvisers’ written proxy voting policies will maintain procedures that address potential conflicts of interest.
2.   The Subadvisers will each maintain a record of all proxy votes exercised on behalf of each series of the Funds for which they act as subadviser and will furnish such records to the Adviser and Funds annually.
3.   The Subadvisers will report proxy votes that deviated from their normal proxy voting policies and any exceptions to their proxy voting policies to the Adviser quarterly.
4.   The Subadvisers will provide the Adviser and Funds with all such information and documents relating to the Subadvisers’ proxy voting in a timely manner, as necessary for the Adviser and Funds to comply with applicable laws and regulations.
III. THE FUNDS AND ADVISER
1.   The Chief Compliance Officer of the Funds will annually update the Trustees after a review of proxy voting records.
2.   The Trustees of the Funds will not vote proxies on behalf of the Funds or the Series.
3.   The Adviser will not vote proxies on behalf of the Funds or the Series, except that the Adviser will vote proxies on behalf of any Funds of Funds for which it serves as investment adviser or in Special Situations.
4.   Whenever a Feeder Fund, as an interest holder of a Master Fund, is requested to vote on any matter submitted to interest holders of the Master Fund, the Feeder Fund will either hold a meeting of its shareholders to consider such matters, and the Adviser, on behalf of the Feeder Fund, will cast its votes in proportion to the votes received from the Feeder Fund’s shareholders (shares for which a Feeder Fund receives no voting instructions will be voted in the same proportion as the votes received from the other Feeder Fund shareholders), or the Adviser, on behalf of the Feeder Fund, will cast its votes, as an interest holder of the Master Fund, in proportion to the votes received by the Master Fund from all other interest holders of the Master Fund.
Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/funds and on the Securities and Exchange Commission’s website at http://www.sec.gov.
B-100

MML INVESTMENT ADVISERS, LLC
As Investment Adviser to the MassMutual Select Funds, MassMutual Premier Funds,
MML Series Investment Fund and MML Series Investment Fund II
(January 6, 2020)
General Overview
Policy
It is the policy of MML Investment Advisers, LLC (“MML Investment Advisers” or the “Company”) to fulfill its responsibilities under Rule 206(4)-6 (the “Rule”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), by delegating to subadvisers for each series of the MassMutual Select Funds, MassMutual Premier Funds, MML Series Investment Fund, and MML Series Investment Fund II (each, a “Trust”) proxy voting related to the securities in each subadviser’s respective portfolio, with the following exceptions: (i) each series of a Trust operating as a “fund of funds” (each a “Fund of Funds” and, collectively, the “Funds of Funds”); (ii) each series of the Trusts operating as a “feeder fund” (each, a “Feeder Fund”) to a “master fund” (“Master Fund”); and (iii) in certain other special situations (“Special Situations”). For these exceptions, MML Investment Advisers will act on behalf of the Trusts to vote proxies (including Information Statements) (“Proxies”), as described below.
Background
MML Investment Advisers currently serves as investment adviser to each of the Trusts, including those series that are Funds of Funds and Feeder Funds. With the exception of one Fund of Funds, the Funds of Funds may invest in other series of the Trusts, mutual funds advised by affiliates of MML Investment Advisers, and mutual funds advised by an unaffiliated investment adviser. With respect to the noted exception, that fund invests exclusively in mutual funds advised by an unaffiliated investment adviser.
MML Investment Advisers will vote Proxies of the underlying funds held by the Funds of Funds, of the related Master Fund for a Feeder Fund, and in certain other Special Situations in accordance with the following procedure.
Procedure
1. When a Fund of Funds holds shares of an underlying fund advised by MML Investment Advisers, MML Investment Advisers will generally vote in favor of proposals recommended by the underlying fund’s Board of Trustees and by a majority of the Trustees of the underlying fund who are not interested persons of the underlying fund or of MML Investment Advisers. However, MML Investment Advisers may alternatively, in its discretion, (i) seek instruction from the Fund of Fund’s Board of Trustees (or any member or committee thereof  (provided that such member, or each member of such committee, as the case may be, is not an interested person of the underlying fund or of MML Investment Advisers) delegated authority to provide such instructions to MML Investment Advisers and vote in accordance with such instructions, or (ii) vote in accordance with the recommendation of an independent proxy advisor or consultant retained by MML Investment Advisers to provide a recommendation, on the basis solely of the best interest of the Fund of Funds and its shareholders, as to the matter; provided, however, that prior to taking the action described in clause (ii) above, MML Investment Advisers is required to seek and obtain the prior approval of its Board of Directors. When a quorum is present at any meeting, a majority of the Board members present may take any action. If it is not possible to obtain a quorum of such Board, any action may be taken without a meeting if all Board members consent to the action in writing and such written consents are filed with the records of the meetings of the Board.
2. When a Fund of Funds holds shares of an underlying fund advised by a control affiliate of MML Investment Advisers, MML Investment Advisers will generally vote the shares held by the Fund of Funds in the same proportions (for, against, abstain) as the votes of all other shareholders (other than MML Investment Advisers or a control affiliate of MML Investment Advisers) of such underlying fund. However, MML Investment Advisers may alternatively, in its discretion, (i) seek instruction from the Fund of Funds’ Board of Trustees (or any member or committee thereof  (provided that such member, or each member of such committee, as the case may be, is not an interested person of the underlying fund or of MML Investment Advisers) delegated authority to provide such instructions to MML Investment Advisers) and vote in accordance with such instructions, or (ii) vote in accordance with the recommendation of an independent proxy advisor or consultant retained by MML Investment Advisers to provide a recommendation, on the basis solely of the best interest of the Fund of Funds and its shareholders, as to the matter; provided, however, that prior to taking the action described in clause (ii) above, MML Investment Advisers is required to seek and obtain the prior approval of its Board of Directors. When a quorum is present at any meeting, a majority of the Board members present may take any action. If it is not possible to obtain a quorum of such Board, any action may be taken without a meeting if all Board members consent to the action in writing and such written consents are filed with the records of the meetings of the Board.
B-101

3. When a Fund of Funds holds shares of an underlying fund not advised by MML Investment Advisers or a control affiliate of MML Investment Advisers, MML Investment Advisers will generally vote the shares held by the Fund of Funds in the same proportions (for, against, abstain) as the votes of all other shareholders of such underlying fund. However, MML Investment Advisers may alternatively, in its discretion, (i) seek instruction from the Fund of Funds’ Board of Trustees (or any member or committee thereof delegated authority to provide such instructions to MML Investment Advisers) and vote in accordance with such instructions, or (ii) vote in accordance with the recommendation of an independent proxy advisor or consultant retained by MML Investment Advisers to provide a recommendation, on the basis solely of the best interest of the Fund of Funds and its shareholders, as to the matter; provided, however, that prior to taking the action described in clause (ii) above, MML Investment Advisers is required to seek and obtain the prior approval of its Board of Directors. When a quorum is present at any meeting, a majority of the Board members present may take any action. If it is not possible to obtain a quorum of such Board, any action may be taken without a meeting if all Board members consent to the action in writing and such written consents are filed with the records of the meetings of the Board.
4. Notwithstanding paragraph 3 above, (i) in the event a Fund of Funds is investing in an underlying fund pursuant to an exemptive order from the U.S. Securities and Exchange Commission, MML Investment Advisers will vote the shares held by the Fund of Funds in accordance with any conditions set forth in the order; or (ii) in the event a Fund of Funds is investing in an underlying fund pursuant to Section 12(d)(1)(F) of the Investment Company Act of 1940, as amended, MML Investment Advisers will vote the shares held by the Fund of Funds either by seeking instructions from the Fund of Funds’ shareholders or vote the shares in the same proportions (for, against, abstain) as the votes of all other shareholders of the underlying fund.
5. When a fund is structured as a Feeder Fund that is an interest holder of a Master Fund and is requested to vote on any matter submitted to interest holders of the Master Fund, MML Investment Advisers will, on behalf of the Feeder Fund, generally vote the shares held by the Feeder Fund in the same proportions (for, against, abstain) as the votes of all other interest holders of such Master Fund. However, if the Feeder Fund elects to hold a meeting of its own shareholders to consider such matters, MML Investment Advisers will, on behalf of the Feeder Fund, vote the shares held by the Feeder Fund in proportion to the votes received from its shareholders, with shares for which a Feeder Fund receives no voting instructions being voted in the same proportion as the votes received from the other Feeder Fund shareholders.
6. Although rare, there is a possibility of Special Situations presented where MML Investment Advisers is in the best position to vote Proxies. In those Special Situations, which are determined by the Investment Management team in consultation with MML Investment Advisers’ Chief Compliance Officer and/or legal counsel, MML Investment Advisers (i) will, when the Special Situation involves a proxy for a Funds’ investment in another mutual fund or pooled investment vehicle, generally vote the shares held in the same proportions (for, against, abstain) as the votes of all other shareholders of such underlying fund; (ii) may seek instruction from the relevant Trust’s Board of Trustees (or any member or committee thereof delegated authority to provide such instructions to MML Investment Advisers) and vote in accordance with such instructions; or (iii) may vote in accordance with the recommendation of an independent proxy advisor or consultant retained by MML Investment Advisers to provide a recommendation, on the basis solely of the best interest of the Trust and its shareholders, as to the matter; provided, however, that prior to taking the action described in clause (iii) above, MML Investment Advisers is required to seek and obtain the prior approval of its Board of Directors. When a quorum is present at any meeting, a majority of the Board members present may take any action. If it is not possible to obtain a quorum of such Board, any action may be taken without a meeting if all Board members consent to the action in writing and such written consents are filed with the records of the meetings of the Board.
Operating Procedures
MML Investment Advisers exercises its proxy voting responsibility with respect to the Funds of Funds, Feeder Funds, and Special Situations through the Investment Management team.
All proxy statements, including Information Statements (“Proxy Statements”) and proxy cards received by associates relating to a Fund of Funds, Feeder Fund, or Special Situations are to be immediately forwarded to the Investment Management team. The head of Investment Management or his/her designee, then is responsible for (i) logging, reviewing and casting the vote for all Proxies solicited and received, (ii) voting such Proxies in a manner consistent with these policies and procedures, (iii) documenting the method followed in determining how to cast the vote, and (iv) maintaining the records required by Rule 204-2 under the Advisers Act.
B-102

Record Retention
The Investment Management team will retain for such time periods as set forth in Rule 204-2:
•
Copies of all policies and procedures required by the Rule;

•
A copy of each Proxy Statement that MML Investment Advisers receives regarding a Fund of Fund’s or Feeder Fund’s investments;

•
A copy of each Proxy Statement that MML Investment Advisers receives regarding a Special Situation;

•
A record of each vote cast by MML Investment Advisers on behalf of a Fund of Funds, a Feeder Fund, or in a Special Situation; and

•
A copy of any document created by MML Investment Advisers that was material to making a decision how to vote Proxies on behalf of a Fund of Funds, a Feeder Fund, or in a Special Situation or that otherwise memorializes the basis for that decision.

B-103

APPENDIX C—ADDITIONAL PORTFOLIO MANAGER INFORMATION
MML Investment Advisers, LLC
MML Advisers, as each MassMutual Select Allocation Fund’s investment adviser, administers the asset allocation program for each MassMutual Select Allocation Fund. MML Advisers, as each MassMutual RetireSMART by JPMorgan Fund’s investment adviser, has overall responsibility for each Fund and for implementing each Fund’s strategic asset allocations and tactical asset allocations through the selection of, and allocations to, MassMutual RetireSMART by JPMorgan Underlying Funds.
The portfolio manager of the 20/80 Allocation Fund is Frederick Schulitz.
Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Frederick Schulitz
Registered investment companies**	19	$8,647,250,133	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

*
The information provided is as of September 30, 2019.

**
Does not include the 20/80 Allocation Fund.

The portfolio manager of the 40/60 Allocation Fund is Frederick Schulitz.
Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Frederick Schulitz
Registered investment companies**	19	$8,612,436,334	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

*
The information provided is as of September 30, 2019.

**
Does not include the 40/60 Allocation Fund.

The portfolio manager of the 60/40 Allocation Fund is Frederick Schulitz.
Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Frederick Schulitz
Registered investment companies**	19	$8,636,995,314	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0
B-104

*
The information provided is as of September 30, 2019.

**
Does not include the 60/40 Allocation Fund.

The portfolio manager of the 80/20 Allocation Fund is Frederick Schulitz.
Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Frederick Schulitz
Registered investment companies**	19	$8,744,830,992	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

*
The information provided is as of September 30, 2019.

**
Does not include the 80/20 Allocation Fund.

The portfolio manager of the MM RetireSMART by JPMorgan In Retirement Fund is Frederick Schulitz.
Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Frederick Schulitz
Registered investment companies**	19	$8,660,005,630	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

*
The information provided is as of September 30, 2019.

**
Does not include the MM RetireSMART by JPMorgan In Retirement Fund.

The portfolio manager of the MM RetireSMART by JPMorgan 2020 Fund is Frederick Schulitz.
Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Frederick Schulitz
Registered investment companies**	19	$8,471,083,423	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

*
The information provided is as of September 30, 2019.

**
Does not include the MM RetireSMART by JPMorgan 2020 Fund.

The portfolio manager of the MM RetireSMART by JPMorgan 2025 Fund is Frederick Schulitz.
B-105

Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Frederick Schulitz
Registered investment companies**	19	$8,579,211,869	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

*
The information provided is as of September 30, 2019.

**
Does not include the MM RetireSMART by JPMorgan 2025 Fund.

The portfolio manager of the MM RetireSMART by JPMorgan 2030 Fund is Frederick Schulitz.
Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Frederick Schulitz
Registered investment companies**	19	$8,348,322,912	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

*
The information provided is as of September 30, 2019.

**
Does not include the MM RetireSMART by JPMorgan 2030 Fund.

The portfolio manager of the MM RetireSMART by JPMorgan 2035 Fund is Frederick Schulitz.
Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Frederick Schulitz
Registered investment companies**	19	$8,643,765,845	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

*
The information provided is as of September 30, 2019.

**
Does not include the MM RetireSMART by JPMorgan 2035 Fund.

The portfolio manager of the MM RetireSMART by JPMorgan 2040 Fund is Frederick Schulitz.
B-106

Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Frederick Schulitz
Registered investment companies**	19	$8,530,071,890	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

*
The information provided is as of September 30, 2019.

**
Does not include the MM RetireSMART by JPMorgan 2040 Fund.

The portfolio manager of the MM RetireSMART by JPMorgan 2045 Fund is Frederick Schulitz.
Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Frederick Schulitz
Registered investment companies**	19	$8,722,885,755	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

*
The information provided is as of September 30, 2019.

**
Does not include the MM RetireSMART by JPMorgan 2045 Fund.

The portfolio manager of the MM RetireSMART by JPMorgan 2050 Fund is Frederick Schulitz.
Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Frederick Schulitz
Registered investment companies**	19	$8,665,062,857	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

*
The information provided is as of September 30, 2019.

**
Does not include the MM RetireSMART by JPMorgan 2050 Fund.

The portfolio manager of the MM RetireSMART by JPMorgan 2055 Fund is Frederick Schulitz.
B-107

Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Frederick Schulitz
Registered investment companies**	19	$8,803,943,085	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

*
The information provided is as of September 30, 2019.

**
Does not include the MM RetireSMART by JPMorgan 2055 Fund.

The portfolio manager of the MM RetireSMART by JPMorgan 2060 Fund is Frederick Schulitz.
Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Frederick Schulitz
Registered investment companies**	19	$8,849,673,942	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

*
The information provided is as of September 30, 2019.

**
Does not include the MM RetireSMART by JPMorgan 2060 Fund.

Ownership of Securities:
As of September 30, 2019, Mr. Schulitz did not own any shares of the MassMutual Select Allocation Funds or MassMutual RetireSMART by JPMorgan Funds.
Conflicts of Interest:
A conflict of interest may arise due to differences in the investment adviser’s net management fee among the Underlying Funds in which these Funds invest such that the portfolio manager might be motivated to invest in certain funds over others. Similarly, the desire to maintain or raise assets under management in certain Underlying Funds could influence the portfolio manager to lend preferential treatment to those funds. In addition, the portfolio manager might be motivated to favor affiliated Underlying Funds over non-affiliated Underlying Funds. The investment adviser will have no obligation to select the least expensive or best performing funds available to serve as Underlying Funds.
Compensation:
The discussion below describes the portfolio manager’s compensation as of September 30, 2019.
The portfolio manager is paid the same as other employees of the adviser such that his compensation consists of a base salary and an annual discretionary bonus. The adviser also matches a portion of employees’ 401(k) contributions, if any.
B-108

J.P. Morgan Investment Management Inc.
J.P. Morgan, as each MassMutual RetireSMART by JPMorgan Fund’s subadviser, has responsibility for determining each Fund’s strategic asset allocation and tactical asset allocation.
The portfolio managers of the MM RetireSMART by JPMorgan In Retirement Fund are Anne Lester, Daniel Oldroyd, and Silvia Trillo.
Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Anne Lester
Registered investment companies**	30	$129,211 million	0	$0
Other pooled investment vehicles	40	$41,399 million	0	$0
Other accounts	0	$0	0	$0
Daniel Oldroyd
Registered investment companies**	30	$129,211 million	0	$0
Other pooled investment vehicles	40	$41,399 million	0	$0
Other accounts	0	$0	0	$0
Silvia Trillo
Registered investment companies**	21	$51,597 million	0	$0
Other pooled investment vehicles	40	$41,399 million	0	$0
Other accounts	0	$0	0	$0

*
The information provided is as of September 30, 2019. The total value and number of accounts managed by a portfolio manager may include sub-accounts of asset allocation, multi-managed, and other accounts.

**
Does not include the MM RetireSMART by JPMorgan In Retirement Fund.

The portfolio managers of the MM RetireSMART by JPMorgan 2020 Fund are Anne Lester, Daniel Oldroyd, and Silvia Trillo.
Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Anne Lester
Registered investment companies**	30	$129,400 million	0	$0
Other pooled investment vehicles	40	$41,399 million	0	$0
Other accounts	0	$0	0	$0
Daniel Oldroyd
Registered investment companies**	30	$129,400 million	0	$0
Other pooled investment vehicles	40	$41,399 million	0	$0
Other accounts	0	$0	0	$0
Silvia Trillo
Registered investment companies**	21	$51,597 million	0	$0
Other pooled investment vehicles	40	$41,399 million	0	$0
Other accounts	0	$0	0	$0
B-109

*
The information provided is as of September 30, 2019. The total value and number of accounts managed by a portfolio manager may include sub-accounts of asset allocation, multi-managed, and other accounts.

**
Does not include the MM RetireSMART by JPMorgan 2020 Fund.

The portfolio managers of the MM RetireSMART by JPMorgan 2025 Fund are Anne Lester, Daniel Oldroyd, and Silvia Trillo.
Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Anne Lester
Registered investment companies**	30	$129,292 million	0	$0
Other pooled investment vehicles	40	$41,399 million	0	$0
Other accounts	0	$0	0	$0
Daniel Oldroyd
Registered investment companies**	30	$129,292 million	0	$0
Other pooled investment vehicles	40	$41,399 million	0	$0
Other accounts	0	$0	0	$0
Silvia Trillo
Registered investment companies**	21	$51,597 million	0	$0
Other pooled investment vehicles	40	$41,399 million	0	$0
Other accounts	0	$0	0	$0

*
The information provided is as of September 30, 2019. The total value and number of accounts managed by a portfolio manager may include sub-accounts of asset allocation, multi-managed, and other accounts.

**
Does not include the MM RetireSMART by JPMorgan 2025 Fund.

The portfolio managers of the MM RetireSMART by JPMorgan 2030 Fund are Anne Lester, Daniel Oldroyd, and Silvia Trillo.
Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Anne Lester
Registered investment companies**	30	$129,523 million	0	$0
Other pooled investment vehicles	40	$41,399 million	0	$0
Other accounts	0	$0	0	$0
Daniel Oldroyd
Registered investment companies**	30	$129,523 million	0	$0
Other pooled investment vehicles	40	$41,399 million	0	$0
Other accounts	0	$0	0	$0
Silvia Trillo
Registered investment companies**	21	$51,597 million	0	$0
Other pooled investment vehicles	40	$41,399 million	0	$0
Other accounts	0	$0	0	$0
B-110

*
The information provided is as of September 30, 2019. The total value and number of accounts managed by a portfolio manager may include sub-accounts of asset allocation, multi-managed, and other accounts.

**
Does not include the MM RetireSMART by JPMorgan 2030 Fund.

The portfolio managers of the MM RetireSMART by JPMorgan 2035 Fund are Anne Lester, Daniel Oldroyd, and Silvia Trillo.
Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Anne Lester
Registered investment companies**	30	$129,227 million	0	$0
Other pooled investment vehicles	40	$41,399 million	0	$0
Other accounts	0	$0	0	$0
Daniel Oldroyd
Registered investment companies**	30	$129,227 million	0	$0
Other pooled investment vehicles	40	$41,399 million	0	$0
Other accounts	0	$0	0	$0
Silvia Trillo
Registered investment companies**	21	$51,597 million	0	$0
Other pooled investment vehicles	40	$41,399 million	0	$0
Other accounts	0	$0	0	$0

*
The information provided is as of September 30, 2019. The total value and number of accounts managed by a portfolio manager may include sub-accounts of asset allocation, multi-managed, and other accounts.

**
Does not include the MM RetireSMART by JPMorgan 2035 Fund.

The portfolio managers of the MM RetireSMART by JPMorgan 2040 Fund are Anne Lester, Daniel Oldroyd, and Silvia Trillo.
Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Anne Lester
Registered investment companies**	30	$129,341 million	0	$0
Other pooled investment vehicles	40	$41,399 million	0	$0
Other accounts	0	$0	0	$0
Daniel Oldroyd
Registered investment companies**	30	$129,341 million	0	$0
Other pooled investment vehicles	40	$41,399 million	0	$0
Other accounts	0	$0	0	$0
Silvia Trillo
Registered investment companies**	21	$51,597 million	0	$0
Other pooled investment vehicles	40	$41,399 million	0	$0
Other accounts	0	$0	0	$0
B-111

*
The information provided is as of September 30, 2019. The total value and number of accounts managed by a portfolio manager may include sub-accounts of asset allocation, multi-managed, and other accounts.

**
Does not include the MM RetireSMART by JPMorgan 2040 Fund.

The portfolio managers of the MM RetireSMART by JPMorgan 2045 Fund are Anne Lester, Daniel Oldroyd, and Silvia Trillo.
Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Anne Lester
Registered investment companies**	30	$129,148 million	0	$0
Other pooled investment vehicles	40	$41,399 million	0	$0
Other accounts	0	$0	0	$0
Daniel Oldroyd
Registered investment companies**	30	$129,148 million	0	$0
Other pooled investment vehicles	40	$41,399 million	0	$0
Other accounts	0	$0	0	$0
Silvia Trillo
Registered investment companies**	21	$51,597 million	0	$0
Other pooled investment vehicles	40	$41,399 million	0	$0
Other accounts	0	$0	0	$0

*
The information provided is as of September 30, 2019. The total value and number of accounts managed by a portfolio manager may include sub-accounts of asset allocation, multi-managed, and other accounts.

**
Does not include the MM RetireSMART by JPMorgan 2045 Fund.

The portfolio managers of the MM RetireSMART by JPMorgan 2050 Fund are Anne Lester, Daniel Oldroyd, and Silvia Trillo.
Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Anne Lester
Registered investment companies**	30	$129,206 million	0	$0
Other pooled investment vehicles	40	$41,399 million	0	$0
Other accounts	0	$0	0	$0
Daniel Oldroyd
Registered investment companies**	30	$129,206 million	0	$0
Other pooled investment vehicles	40	$41,399 million	0	$0
Other accounts	0	$0	0	$0
Silvia Trillo
Registered investment companies**	21	$51,597 million	0	$0
Other pooled investment vehicles	40	$41,399 million	0	$0
Other accounts	0	$0	0	$0
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*
The information provided is as of September 30, 2019. The total value and number of accounts managed by a portfolio manager may include sub-accounts of asset allocation, multi-managed, and other accounts.

**
Does not include the MM RetireSMART by JPMorgan 2050 Fund.

The portfolio managers of the MM RetireSMART by JPMorgan 2055 Fund are Anne Lester, Daniel Oldroyd, and Silvia Trillo.
Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Anne Lester
Registered investment companies**	30	$129,067 million	0	$0
Other pooled investment vehicles	40	$41,399 million	0	$0
Other accounts	0	$0	0	$0
Daniel Oldroyd
Registered investment companies**	30	$129,067 million	0	$0
Other pooled investment vehicles	40	$41,399 million	0	$0
Other accounts	0	$0	0	$0
Silvia Trillo
Registered investment companies**	21	$51,597 million	0	$0
Other pooled investment vehicles	40	$41,399 million	0	$0
Other accounts	0	$0	0	$0

*
The information provided is as of September 30, 2019. The total value and number of accounts managed by a portfolio manager may include sub-accounts of asset allocation, multi-managed, and other accounts.

**
Does not include the MM RetireSMART by JPMorgan 2055 Fund.

The portfolio managers of the MM RetireSMART by JPMorgan 2060 Fund are Anne Lester, Daniel Oldroyd, and Silvia Trillo.
Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Anne Lester
Registered investment companies**	30	$129,021 million	0	$0
Other pooled investment vehicles	40	$41,399 million	0	$0
Other accounts	0	$0	0	$0
Daniel Oldroyd
Registered investment companies**	30	$129,021 million	0	$0
Other pooled investment vehicles	40	$41,399 million	0	$0
Other accounts	0	$0	0	$0
Silvia Trillo
Registered investment companies**	21	$51,597 million	0	$0
Other pooled investment vehicles	40	$41,399 million	0	$0
Other accounts	0	$0	0	$0
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*
The information provided is as of September 30, 2019. The total value and number of accounts managed by a portfolio manager may include sub-accounts of asset allocation, multi-managed, and other accounts.

**
Does not include the MM RetireSMART by JPMorgan 2060 Fund.

Ownership of Securities:
As of September 30, 2019, the portfolio managers did not own any shares of the MassMutual RetireSMART by JPMorgan Funds.
Conflicts of Interest:
The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Fund (“Similar Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities. Responsibility for managing J.P. Morgan’s and its affiliates’ clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimizes the potential for conflicts of interest.
J.P. Morgan and/or its affiliates (“JPMorgan Chase”) perform investment services, including rendering investment advice, to varied clients. J.P. Morgan, JPMorgan Chase and its or their directors, officers, agents, and/or employees may render similar or differing investment advisory services to clients and may give advice or exercise investment responsibility and take such other action with respect to any of its other clients that differs from the advice given or the timing or nature of action taken with respect to another client or group of clients. It is J.P. Morgan’s policy, to the extent practicable, to allocate, within its reasonable discretion, investment opportunities among clients over a period of time on a fair and equitable basis. One or more of J.P. Morgan’s other client accounts may at any time hold, acquire, increase, decrease, dispose, or otherwise deal with positions in investments in which another client account may have an interest from time-to-time.
J.P. Morgan, JPMorgan Chase, and any of its or their directors, partners, officers, agents or employees, may also buy, sell, or trade securities for their own accounts or the proprietary accounts of J.P. Morgan and/or JPMorgan Chase. J.P. Morgan and/or JPMorgan Chase, within their discretion, may make different investment decisions and other actions with respect to their own proprietary accounts than those made for client accounts, including the timing or nature of such investment decisions or actions. Further, J.P. Morgan is not required to purchase or sell for any client account securities that it, JPMorgan Chase, and any of its or their employees, principals, or agents may purchase or sell for their own accounts or the proprietary accounts of J.P. Morgan, or JPMorgan Chase or its clients. J.P. Morgan and/or its affiliates may receive more compensation with respect to certain Similar Accounts than that received with respect to the Fund or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for J.P. Morgan and its affiliates or the portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, J.P. Morgan or its affiliates could be viewed as having a conflict of interest to the extent that J.P. Morgan or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in J.P. Morgan’s or its affiliates’ employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon J.P. Morgan and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as J.P. Morgan or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. J.P. Morgan and its affiliates may be perceived as causing accounts they manage to participate in an offering to increase J.P. Morgan’s and its affiliates’ overall allocation of securities in that offering.
A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If J.P. Morgan or its affiliates manage accounts that engage in short sales of securities of the type in which the Fund invests, J.P. Morgan or its affiliates could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.
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As an internal policy matter, J.P. Morgan or its affiliates may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments J.P. Morgan or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude the Fund from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the Fund’s objectives.
The goal of J.P. Morgan and its affiliates is to meet their fiduciary obligation with respect to all clients. J.P. Morgan and its affiliates have policies and procedures that seek to manage conflicts. J.P. Morgan and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with J.P. Morgan’s Codes of Ethics and JPMorgan Chase and Co.’s Code of Conduct. With respect to the allocation of investment opportunities, J.P. Morgan and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example: Orders for the same equity security traded through a single trading desk or system are aggregated on a continual basis throughout each trading day consistent with J.P. Morgan’s and its affiliates’ duty of best execution for their clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, J.P. Morgan and its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.
Purchases of money market instruments and fixed income securities cannot always be allocated pro-rata across the accounts with the same investment strategy and objective. However, J.P. Morgan and its affiliates attempt to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of J.P. Morgan or its affiliates so that fair and equitable allocation will occur over time.
Compensation:
The discussion below describes the portfolio managers’ compensation as of September 30, 2019.
J.P. Morgan’s compensation programs are designed to align the behavior of employees with the achievement of its short- and long-term strategic goals, which revolve around client investment objectives. This is accomplished, in part, through a balanced performance assessment process and total compensation program, as well as a clearly defined culture that rigorously and consistently promotes adherence to the highest ethical standards.
In determining portfolio manager compensation, J.P. Morgan uses a balanced discretionary approach to assess performance against four broad categories: (1) business results; (2) risk and control; (3) customers and clients; and (4) people and leadership.
These performance categories consider short-, medium- and long-term goals that drive sustained value for clients, while accounting for risk and control objectives. Specifically, portfolio manager performance is evaluated against various factors including the following: (1) blended pre-tax investment performance relative to competitive indices, generally weighted more to the long-term; (2) individual contribution relative to the client’s risk/return objectives; and (3) adherence with J.P. Morgan’s compliance, risk and regulatory procedures.
Feedback from J.P. Morgan’s risk and control professionals is considered in assessing performance.
J.P. Morgan maintains a balanced total compensation program comprised of a mix of fixed compensation (including a competitive base salary and, for certain employees, a fixed cash allowance), variable compensation in the form of cash incentives, and long-term incentives in the form of equity based and/or fund-tracking incentives that vest over time. Long-term awards comprise up to 60% of overall incentive compensation, depending on an employee’s pay level.
Long-term awards are generally in the form of time-vested JPMC Restricted Stock Units (“RSUs”). However, portfolio managers are subject to a mandatory deferral of long-term incentive compensation under J.P. Morgan’s Mandatory Investor Plan (“MIP”). The MIP provides for a rate of return equal to that of the fund(s) that the portfolio managers manage, thereby aligning portfolio manager’s pay with that of their client’s experience/return. 100% of the
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portfolio manager’s long-term incentive compensation is eligible for MIP with 50% allocated to the specific fund(s) they manage, as determined by their respective manager. The remaining portion of the overall amount is electable and may be treated as if invested in any of the other funds available in the plan or can take the form of RSUs.
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APPENDIX D—DESCRIPTION OF UNDERLYING FUNDS
The summaries below are based solely on information contained in the prospectuses of each Underlying Fund, as filed with the Securities and Exchange Commission, as of a recent date. These summaries are for convenient reference only and are qualified in their entirety by reference to the current prospectuses and statements of additional information of each Underlying Fund. Further information about each Underlying Fund, including a copy of an Underlying Fund’s most recent prospectus, SAI, and annual and semi-annual reports, can be found on the SEC’s EDGAR database on its Internet site at http://www.sec.gov or can be obtained free of charge, upon request, by calling 1-888-309-3539.
U.S. Large Cap Equity Funds
MassMutual Select Fundamental Value Fund
Subadvised by: Boston Partners Global Investors, Inc. and Barrow, Hanley, Mewhinney & Strauss, LLC
(Underlying Fund for all Funds)
Investment Objective
The Fund seeks long-term total return.
Principal Investment Strategies
The Fund invests primarily in equity securities of issuers that the Fund’s subadvisers believe are undervalued. The Fund is managed by two subadvisers, Boston Partners Global Investors, Inc. (“Boston Partners”) and Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow Hanley”), each being responsible for a portion of the portfolio, although they may manage different amounts of the Fund’s assets. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stocks, rights, and warrants. Although the Fund may invest in companies of any size, the Fund will tend to focus on companies with large market capitalizations (which the Fund’s subadvisers believe are generally above $1 billion). The Fund may invest up to 20% of its total assets in the securities of foreign issuers and American Depositary Receipts (“ADRs”), including emerging market securities. The Fund may invest up to 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. The Fund may participate as a purchaser in initial public offerings of securities (“IPOs”). An IPO is a company’s first offering of stock to the public. The Fund may at times have significant exposure to one or more industries or sectors. The Fund may hold a portion of its assets in cash or cash equivalents.
MassMutual Select Diversified Value Fund
Subadvised by: T. Rowe Price Associates, Inc. and Brandywine Global Investment Management, LLC
(Underlying Fund for all Funds)
Investment Objective
This Fund seeks to achieve long-term growth of capital and income by investing primarily in a diversified portfolio of equity securities of larger, well-established companies.
Principal Investment Strategies
The Fund invests primarily in stocks of companies that the subadvisers believe are undervalued in the marketplace. While the Fund does not limit its investments to issuers in a particular capitalization range, the subadvisers currently focus on securities of larger size companies. The Fund normally invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in stocks, securities convertible into stocks, and other securities, such as warrants and stock rights, whose value is based on stock prices. The Fund typically invests most of its assets in securities of U.S. companies, but may invest up to 25% of its total assets in foreign securities and American Depositary Receipts (“ADRs”), including emerging market securities. The Fund may use futures contracts for hedging or investment purposes as a substitute for investing directly in securities. Use of derivatives by the Fund may create investment leverage. The Fund is managed by two subadvisers, T. Rowe Price Associates, Inc. (“T. Rowe Price”) and Brandywine Global Investment Management, LLC (“Brandywine Global”), each being responsible for a portion of the portfolio, although they may manage different amounts of the Fund’s assets. The Fund may at times have significant exposure to one or more industries or sectors. The Fund may hold a portion of its assets in cash or cash equivalents.
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MassMutual Select Equity Opportunities Fund
Subadvised by: T. Rowe Price Associates, Inc. and Wellington Management Company LLP
(Underlying Fund for all Funds)
Investment Objective
This Fund seeks growth of capital over the long-term.
Principal Investment Strategies
The Fund invests primarily in equity securities of U.S. companies that the Fund’s subadvisers believe are financially sound, valued conservatively by the market, and have improving prospects. The Fund is managed by two subadvisers, T. Rowe Price Associates, Inc. (“T. Rowe Price”) and Wellington Management Company LLP (“Wellington Management”), each being responsible for a portion of the portfolio, although they may manage different amounts of the Fund’s assets. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stocks, rights, and warrants, of issuers of any size. The Fund typically invests most of its assets in equity securities of U.S. companies, but may invest in foreign securities and American Depositary Receipts (“ADRs”), including emerging market securities. The Fund generally will not invest more than 30% of its total assets in foreign securities. The Fund may use futures contracts for hedging or investment purposes as a substitute for investing directly in securities. Use of derivatives by the Fund may create investment leverage. The Fund may at times have significant exposure to one or more industries or sectors. The Fund may hold a portion of its assets in cash or cash equivalents.
MM Select Equity Asset Fund
Subadvised by: J.P. Morgan Investment Management Inc.
(Underlying Fund for all Funds)
Investment Objective
The Fund seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard and Poor’s 500 Composite Stock Price Index (S&P 500® Index).*
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stocks, rights, and warrants. The Fund typically invests most of its assets in the common stocks of U.S. companies in the S&P 500 Index (the “Index”). The Fund may also invest in securities not included within the Index. As of December 31, 2019, the market capitalization range of companies included in the Index was $4.58 billion to $1,304.76 billion. Sector by sector, the Fund’s weightings are similar to those of the Index. Within each sector, the Fund’s subadviser, J.P. Morgan Investment Management Inc. (“J.P. Morgan”), modestly overweights equity securities that it considers undervalued or fairly valued while modestly underweighting or not holding equity securities that appear overvalued. By owning a large number of equity securities within the Index, with an emphasis on those that appear undervalued or fairly valued, the Fund seeks returns that modestly exceed those of the Index over the long term with a modest level of volatility as compared to the Index.
MassMutual Select Blue Chip Growth Fund
Subadvised by: T. Rowe Price Associates, Inc. and Loomis, Sayles & Company, L.P.
(Underlying Fund for all Funds)

*
The S&P 500 Index is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by MML Advisers. Standard & Poor’s®, S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by MML Advisers. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500 Index.

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Investment Objective
This Fund seeks growth of capital over the long term.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of net assets (plus the amount of any borrowings for investment purposes) in the common stocks of large- and medium-sized blue chip growth companies. The Fund is managed by two subadvisers, each being responsible for a portion of the portfolio, although they may manage different amounts of the Fund’s assets. The Fund’s subadvisers, T. Rowe Price Associates, Inc. (“T. Rowe Price”) and Loomis, Sayles & Company, L.P. (“Loomis Sayles”), currently define blue chip growth companies to mean firms that, in their view, are well-established in their industries and have the potential for above-average earnings growth. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, rights, and warrants. While most assets will be invested in equity securities of U.S. companies, the Fund may also invest up to 20% of its total assets in foreign securities and American Depositary Receipts (“ADRs”), including emerging market securities. The Fund may at times have significant exposure to one or more industries or sectors. The Fund may hold a portion of its assets in cash or cash equivalents.
MassMutual Select Fundamental Growth Fund
Subadvised by: Wellington Management Company LLP
(Underlying Fund for all Funds)
Investment Objective
The Fund seeks long-term growth of capital.
Principal Investment Strategies
The Fund invests primarily in domestic equity securities that the Fund’s subadviser, Wellington Management Company LLP (“Wellington Management”), believes offer the potential for long-term growth. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, rights, and warrants, of issuers of any size. While most assets will be invested in equity securities of U.S. companies, the Fund may also invest up to 20% of its total assets in foreign securities and American Depositary Receipts (“ADRs”), including emerging market securities. The Fund may at times have significant exposure to one or more industries or sectors. The Fund may hold a portion of its assets in cash or cash equivalents.
MassMutual Select Growth Opportunities Fund
Subadvised by: Sands Capital Management, LLC and Jackson Square Partners, LLC
(Underlying Fund for all Funds)
Investment Objective
This Fund seeks long-term capital appreciation.
Principal Investment Strategies
This Fund seeks to achieve its objective by investing primarily in equity securities of U.S. companies that the Fund’s subadvisers believe offer the potential for long-term growth. Under normal market conditions, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, rights, and warrants. The Fund typically invests most of its assets in mid- and large-capitalization equity securities of U.S. companies, but may invest up to 20% of its total assets in foreign securities and American Depositary Receipts (“ADRs”), including emerging market securities. The Fund may at times have significant exposure to one or more industries or sectors. The Fund may hold a portion of its assets in cash or cash equivalents.
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U.S. Small/Mid Cap Equity Funds
MassMutual Select Mid-Cap Value Fund
Subadvised by: American Century Investment Management, Inc.
(Underlying Fund for all Funds)
Investment Objective
This Fund seeks growth of capital over the long-term.
Principal Investment Strategies
The Fund invests primarily in equity securities of mid-capitalization companies that the Fund’s subadviser, American Century Investment Management, Inc. (“American Century”), believes are undervalued. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, stock futures contracts, stock index futures contracts, rights, and warrants. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the stocks of mid-cap companies. The Fund’s subadviser currently defines “mid-cap” companies as those whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 1000® Index, excluding the largest 100 companies (as of December 31, 2019, between $824 million and $63.10 billion). The Fund’s subadviser intends to manage the Fund so that its dollar-weighted average market capitalization falls within the market capitalization range of companies included in the Russell Midcap® Index (as of December 31, 2019, between $824 million and $78.72 billion). The Fund typically invests most of its assets in equity securities of U.S. companies, but may gain exposure to non-U.S. issuers, including emerging markets issuers, through the purchase of foreign securities and American Depositary Receipts (“ADRs”). The Fund may also invest a portion of its assets in real estate investment trusts (“REITs”). The Fund may use futures contracts as a substitute for direct investments in equity securities. The Fund may but will not necessarily engage in foreign currency forward contracts to seek to hedge or to attempt to protect against adverse changes in currency exchange rates. Use of derivatives by the Fund may create investment leverage. The Fund may invest a portion of its assets in debt securities of companies and debt obligations of governments and their agencies, and other similar securities. The Fund may at times have significant exposure to one or more industries or sectors. The Fund may hold a portion of its assets in cash or cash equivalents.
Vanguard Mid-Cap Index Fund
Advised by: The Vanguard Group, Inc.
(Underlying Fund for all Funds)
Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization stocks.
Principal Investment Strategies
The Fund employs an indexing investment approach designed to track the performance of the CRSP US Mid Cap Index, a broadly diversified index of stocks of mid-size U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.
MassMutual Select Mid Cap Growth Fund
Subadvised by: T. Rowe Price Associates, Inc. and Frontier Capital Management Company, LLC
(Underlying Fund for all Funds)
Investment Objective
This Fund seeks growth of capital over the long-term.
Principal Investment Strategies
The Fund invests primarily in equity securities of mid-capitalization companies that the Fund’s subadvisers believe offer the potential for long-term growth. The Fund is managed by two subadvisers, T. Rowe Price Associates, Inc. (“T.
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Rowe Price”) and Frontier Capital Management Company, LLC (“Frontier”), each being responsible for a portion of the portfolio, although they may manage different amounts of the Fund’s assets. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, rights, and warrants. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a broadly diversified portfolio of common stocks of mid-cap companies whose earnings the Fund’s subadvisers expect to grow at a faster rate than the average company. The Fund’s subadvisers currently define “mid-cap” companies as those whose market capitalizations at the time of purchase fall within the market capitalization range of companies included in either the S&P MidCap 400® Index or the Russell Midcap® Growth Index (as of December 31, 2019, between $1.10 billion and $78.72 billion). The Fund may invest up to 20% of its net assets in stocks whose market capitalizations at the time of investment are outside of that capitalization range. The Fund typically invests most of its assets in equity securities of U.S. companies, but may invest in foreign securities and American Depositary Receipts (“ADRs”), including emerging market securities. The Fund generally will not invest more than 25% of its total assets in foreign securities. The Fund may at times have significant exposure to one or more industries or sectors. The Fund may hold a portion of its assets in cash or cash equivalents.
MassMutual Select Small Cap Value Equity Fund
Subadvised by: Wellington Management Company LLP and Barrow, Hanley, Mewhinney & Strauss, LLC
(Underlying Fund for all Funds)
Investment Objective
This Fund seeks to maximize total return through investment primarily in small capitalization equity securities.
Principal Investment Strategies
The Fund invests primarily in common stocks of small-capitalization companies that the Fund’s subadvisers believe are undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 2000® Index or the S&P SmallCap 600 Index (as of December 31, 2019, between $13 million and $8.34 billion). Equity securities may include common stocks, preferred stock, rights, and warrants. The Fund typically invests most of its assets in U.S. companies, but may invest up to 20% of its total assets in foreign securities, including emerging market securities. The Fund may at times have significant exposure to one or more industries or sectors. The Fund may hold a portion of its assets in cash or cash equivalents.
Vanguard Small-Cap Index Fund
Advised by: The Vanguard Group, Inc.
(Underlying Fund for all Funds)
Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of small-capitalization stocks.
Principal Investment Strategies
The Fund employs an indexing investment approach designed to track the performance of the CRSP US Small Cap Index, a broadly diversified index of stocks of small U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.
MassMutual Select Small Cap Growth Equity Fund
Subadvised by: Wellington Management Company LLP and Invesco Advisers, Inc.
(Underlying Fund for all Funds)
Investment Objective
This Fund seeks long-term capital appreciation.
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Principal Investment Strategies
The Fund invests primarily in equity securities of smaller companies that the Fund’s subadvisers believe offer potential for long-term growth. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 2000® Index or the S&P SmallCap 600 Index (as of December 31, 2019, between $13 million and $8.34 billion). Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, rights, and warrants. While most assets typically will be invested in common stocks of U.S. companies, the Fund also may invest up to 20% of its total assets in foreign securities, including emerging market securities. The Fund may at times have significant exposure to one or more industries or sectors. The Fund may hold a portion of its assets in cash or cash equivalents.
REIT Funds
JPMorgan Realty Income Fund
Advised by: J.P. Morgan Investment Management Inc.
(Underlying Fund for all MassMutual RetireSMART by JPMorgan Funds)
Investment Objective
High total investment return through a combination of capital appreciation and current income.
Principal Investment Strategies
The Fund seeks to achieve its objective by investing substantially all of its assets, and in any event under normal circumstances at least 80% of its net assets (plus the amount of any borrowings for investment purposes), in equity securities of real estate investment trusts (REITs), including REITs with relatively small market capitalizations. The Fund may invest in both equity REITs and mortgage REITs. Equity REITs take ownership interests in real estate. Mortgage REITs invest in mortgages (loans secured by interests in real estate). The Fund may also invest up to 15% of net assets in illiquid holdings.
Invesco Oppenheimer Real Estate Fund
Advised by: Invesco Advisers, Inc.
(Underlying Fund for all MassMutual Select Allocation Funds)
Investment Objective
The Fund seeks total return.
Principal Investment Strategies
Under normal market conditions, the Fund invests at least 80% of its net assets (including borrowings for investment purposes) in common stocks and other equity securities of real estate companies, and in derivatives and other instruments that have economic characteristics similar to such securities. The Fund considers a real estate company to be one that derives at least 50% of its revenues from, or invests at least 50% of its assets in, the ownership, construction, financing, management or sale of commercial, industrial or residential real estate. The Fund primarily invests in real estate investment trusts (“REITs”) but may also invest in real estate operating companies (“REOCs”) and other real estate related securities. REOCs are real estate companies that have not elected to be taxed as REITs and therefore are not required to distribute taxable income and have fewer restrictions on what they can invest in. The assets of the REITs that the Fund invests in are primarily land and buildings, although the Fund may invest in REITs that hold mortgages or a combination of investment types.
Vanguard Real Estate Index Fund
Advised by: The Vanguard Group, Inc.
(Underlying Fund for all MassMutual RetireSMART by JPMorgan Funds)
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Investment Objective
The Fund seeks to provide a high level of income and moderate long-term capital appreciation by tracking the performance of a benchmark index that measures the performance of publicly traded equity REITs and other real estate-related investments.
Principal Investment Strategies
The Fund employs an indexing investment approach designed to track the performance of the MSCI US Investable Market Real Estate 25/50 Index, an index that is made up of stocks of large, mid-size, and small U.S. companies within the real estate sector, as classified under the Global Industry Classification Standard (GICS). The GICS real estate sector is composed of equity real estate investment trusts (known as REITs), which include specialized REITs, and real estate management and development companies.
International Equity Funds
JPMorgan International Research Enhanced Equity Fund
Advised by: J.P. Morgan Investment Management Inc.
(Underlying Fund for all MassMutual RetireSMART by JPMorgan Funds)
Investment Objective
The Fund seeks to provide long-term capital appreciation.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities. “Assets” means net assets, plus the amount of borrowings for investment purposes. The Fund primarily invests in foreign companies of various market capitalizations, including foreign subsidiaries of U.S. companies. The equity securities in which the Fund may invest include, but are not limited to, common stock, preferred stock, depositary receipts, privately placed securities and real estate investment trusts (REITs).
MassMutual Select Overseas Fund
Subadvised by: Massachusetts Financial Services Company and Harris Associates L.P.
(Underlying Fund for all Funds)
Investment Objective
The Fund seeks growth of capital over the long-term by investing in foreign equity securities.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in stocks of foreign companies, including companies located in Europe, Latin America, and Asia. The Fund may invest up to 25% of its total assets in equity securities of issuers in emerging markets. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stocks, depositary receipts, rights and warrants, of issuers of any size. The Fund may but will not necessarily engage in foreign currency forward contracts to seek to hedge or to attempt to protect against adverse changes in currency exchange rates. The Fund may use futures contracts as a substitute for direct investments. Use of derivatives by the Fund may create investment leverage. The Fund may at times have significant exposure to one or more industries or sectors. The Fund may hold a portion of its assets in cash or cash equivalents.
MassMutual Premier International Equity Fund
Subadvised by: Invesco Advisers, Inc.
(Underlying Fund for all Funds)
Investment Objective
This Fund seeks to achieve long-term capital appreciation by investing primarily in common stock of foreign companies.
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Principal Investment Strategies
The Fund invests primarily in the common stock of growth companies that are domiciled or that have their primary operations outside of the United States. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of foreign companies. The Fund may invest 100% of its total assets in such securities. The Fund may invest in emerging markets as well as in developed markets throughout the world. From time to time, the Fund may place greater emphasis on investing in one or more particular regions (such as Asia, Europe, or Latin America). Under normal market conditions, the Fund will:
•
invest at least 65% of its total assets in common and preferred stocks of issuers in at least three different countries outside of the United States, and

•
emphasize investments in common stock of issuers that the Fund’s subadviser, Invesco Advisers, Inc. (“Invesco”) considers to be “growth” companies.

Vanguard Developed Markets Index Fund
Advised by: The Vanguard Group, Inc.
(Underlying Fund for all Funds)
Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in Canada and the major markets of Europe and the Pacific region.
Principal Investment Strategies
The Fund employs an indexing investment approach designed to track the performance of the FTSE Developed All Cap ex US Index, a market-capitalization-weighted index that is made up of approximately 3,885 common stocks of large-, mid-, and small-cap companies located in Canada and the major markets of Europe and the Pacific region. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.
Emerging Markets Equity Funds
MassMutual Premier Strategic Emerging Markets Fund
Subadvised by: Invesco Advisers, Inc.
(Underlying Fund for all Funds)
Investment Objective
The Fund seeks long-term capital growth.
Principal Investment Strategies
The Fund mainly invests in common stocks of issuers in developing and emerging markets throughout the world and at times it may invest up to 100% of its total assets in foreign securities. Under normal market conditions, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of issuers whose principal activities are in a developing (or emerging) market, i.e. are in a developing market or are economically tied to a developing market country.
The Fund will invest in at least three developing markets. The Fund focuses on companies with above-average earnings growth. The Fund may at times have significant exposure to one or more industries or sectors. The Fund may hold a portion of its assets in cash or cash equivalents.
Vanguard Emerging Markets Stock Index Fund
Advised by: The Vanguard Group, Inc.
(Underlying Fund for all Funds)
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Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in emerging market countries.
Principal Investment Strategies
The Fund employs an indexing investment approach designed to track the performance of the FTSE Emerging Markets All Cap China A Inclusion Index, a market-capitalization-weighted index that is made up of approximately 4,027 common stocks of large-, mid-, and small-cap companies located in emerging markets around the world. The Fund invests by sampling the Index, meaning that it holds a broadly diversified collection of securities that, in the aggregate, approximates the Index in terms of key characteristics. These key characteristics include industry weightings and market capitalization, as well as certain financial measures, such as price/earnings ratio and dividend yield.
Commodities Funds
DFA Commodity Strategy Portfolio
Advised by: Dimensional Fund Advisors LP
(Underlying Fund for all MassMutual Select Allocation Funds)
Investment Objective
The Portfolio seeks total return consisting of capital appreciation and current income.
Principal Investment Strategies
The Portfolio seeks to achieve its investment objective by generally investing in a universe of allowable commodity-linked derivative instruments and fixed income investment opportunities. The Portfolio gains exposure to commodities markets by investing in derivative instruments, such as structured notes whose principal and/or coupon payments are linked to commodities or commodity indices, in swap agreements, and/or in other commodity-linked instruments (such as futures contracts on individual commodities or commodity indices). The Portfolio may invest up to 25% of its total assets in Dimensional Cayman Commodity Fund I Ltd. (the “Subsidiary”), a wholly-owned subsidiary of the Portfolio formed in the Cayman Islands, which has the same investment objective as the Portfolio and has a strategy of investing in derivative instruments, such as commodity-linked swap agreements and other commodity-linked instruments, futures contracts on individual commodities or commodity indices, and options on these instruments. The Portfolio, directly and/or through its investment in the Subsidiary, expects to use such derivatives extensively as part of its investment strategy.
U.S. Fixed Income Funds
MassMutual Premier Core Bond Fund
Subadvised by: Barings LLC
(Underlying Fund for all Funds)
Investment Objective
This Fund seeks to achieve a high total rate of return consistent with prudent investment risk and the preservation of capital by investing primarily in a diversified portfolio of investment grade fixed income securities.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in investment grade fixed income securities (rated Baa3 or higher by Moody’s, or BBB- or higher by Standard & Poor’s or the equivalent by any NRSRO, or, if unrated, determined to be of comparable quality by the subadviser, Barings LLC ("Barings")). These typically include U.S. dollar-denominated corporate obligations, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, U.S. and foreign issuer dollar-denominated bonds including, but not limited to, corporate obligations, government and agency issues, private placement bonds, securities subject to resale pursuant to Rule 144A, and mortgage-backed and other asset-backed securities, including collateralized bond and loan obligations.
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MassMutual Premier Short-Duration Bond Fund
Subadvised by: Barings LLC
(Underlying Fund for all MassMutual Select Allocation Funds)
Investment Objective
This Fund seeks to achieve a high total rate of return primarily from current income while minimizing fluctuations in capital values by investing primarily in a diversified portfolio of short-term investment grade fixed income securities.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in investment grade fixed income securities (rated Baa3 or higher by Moody’s, BBB- or higher by Standard & Poor’s or the equivalent by any NRSRO, or, if unrated, determined to be of comparable quality by the subadviser). These typically include U.S. dollar-denominated corporate obligations, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, U.S. and foreign issuer dollar-denominated bonds including, but not limited to, corporate obligations, government and agency issues, private placement bonds, securities subject to resale pursuant to Rule 144A, and mortgage-backed and other asset-backed securities, including collateralized bond and loan obligations.
Vanguard Total Bond Market Index Fund
Advised by: The Vanguard Group, Inc.
(Underlying Fund for all Funds)
Investment Objective
The Fund seeks to track the performance of a broad, market-weighted bond index.
Principal Investment Strategies
The Fund employs an indexing investment approach designed to track the performance of the Bloomberg Barclays U.S. Aggregate Float Adjusted Index. This Index represents a wide spectrum of public, investment-grade, taxable, fixed income securities in the United States — including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities — all with maturities of more than 1 year.
Vanguard Long-Term Treasury Index Fund
Advised by: The Vanguard Group, Inc.
(Underlying Fund for all MassMutual Select Allocation Funds)
Investment Objective
The Fund seeks to track the performance of a market-weighted Treasury index with a long-term dollar-weighted average maturity.
Principal Investment Strategies
The Fund employs an indexing investment approach designed to track the performance of the Bloomberg Barclays US Long Treasury Bond Index. This Index includes fixed income securities issued by the U.S. Treasury (not including inflation-protected bonds), with maturities greater than 10 years.
MassMutual Select Total Return Bond Fund
Subadvised by: Metropolitan West Asset Management, LLC
(Underlying Fund for all Funds)
Investment Objective
This Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.
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Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a diversified portfolio of investment grade fixed income securities (rated Baa3 or higher by Moody’s, BBB- or higher by Standard & Poor’s, BBB- or higher by Fitch, or A-2 by S&P, P-2 by Moody’s, or F-2 by Fitch for short-term debt obligations, or, if unrated, determined by the Fund’s subadviser, Metropolitan West Asset Management, LLC (“MetWest”), to be of comparable quality). These typically include bonds, notes, collateralized bond obligations, collateralized debt obligations, mortgage-related and asset-backed securities, municipal securities, private placements, and securities subject to legal restrictions on resale pursuant to Rule 144A. These investments may have interest rates that are fixed, variable, or floating. The Fund invests in securities of varying maturities issued by domestic and foreign corporations and governments (and their agencies and instrumentalities). MetWest focuses the Fund’s portfolio holdings in areas of the bond market (based on quality, sector, coupon, or maturity) that the subadviser believes to be relatively undervalued.
MassMutual Select Strategic Bond Fund
Subadvised by: Western Asset Management Company and Western Asset Management Company Limited
(Underlying Fund for all Funds)
Investment Objective
This Fund seeks a superior total rate of return by investing in fixed income instruments.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in U.S. dollar-denominated fixed income securities and other debt instruments of domestic and foreign entities, including corporate bonds, securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities, mortgage-backed securities, and money market instruments. The Fund may invest up to 20% of its total assets in non-U.S. dollar-denominated securities of these entities. The Fund may also invest in emerging markets. The Fund may but will not necessarily engage in foreign currency transactions, including forward contracts, options on currency, futures contracts, and swap contracts, to attempt to seek to hedge or to protect against adverse changes in currency exchange rates. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of additional exchange-traded and over-the-counter derivatives, including futures contracts (for hedging purposes or to adjust various portfolio characteristics, including the duration (interest rate volatility) of the Fund’s portfolio); interest rate swaps (for hedging purposes or to adjust various portfolio characteristics, including the duration (interest rate volatility) of the Fund’s portfolio); credit default swaps (for hedging purposes, to earn additional income, or as a substitute for direct investments); and hybrid instruments (as a substitute for direct investments). The Fund may also purchase and sell exchange-traded and over-the-counter options for hedging purposes, to adjust various portfolio characteristics, including the duration (interest rate volatility) of the Fund’s portfolio, or as a substitute for direct investments. Use of derivatives by the Fund may create investment leverage. The Fund may also invest in money market securities, including commercial paper. The Fund may at times have significant exposure to one or more industries or sectors. The Fund may hold a portion of its assets in cash or cash equivalents. The Fund is managed by two subadvisers, each being responsible for a portion of the portfolio, although they may manage different amounts of the Fund’s assets.
Inflation Managed Funds
MassMutual Premier Inflation-Protected and Income Fund
Subadvised by: Barings LLC
(Underlying Fund for all Funds except for the MM RetireSMART by JPMorgan 2030, 2035, 2040, 2045, 2050, 2055, and 2060 Funds)
Investment Objective
This Fund seeks to achieve as high a total rate of real return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in inflation-indexed bonds and other income-producing securities. Inflation-indexed bonds are
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instruments indexed or otherwise linked to general measures of inflation because their principal is typically adjusted to reflect general movements of inflation in the country of issue. The Fund may invest in securities of any maturity. The Fund may invest in inflation-indexed bonds issued by the U.S. and non-U.S. governments or their agencies or instrumentalities, by government-sponsored enterprises, or by corporations. The Fund expects to enter into total return swaps based on one or more inflation indexes or on inflation-indexed bonds or other inflation derivatives, as a substitute for purchasing certain inflation-indexed bonds or otherwise to adjust the inflation-sensitivity of the portfolio. Use of total return swaps will create leverage in the Fund.
High Yield Funds
MassMutual Premier High Yield Fund
Subadvised by: Barings LLC
(Underlying Fund for all Funds)
Investment Objective
This Fund seeks to achieve a high level of total return, with an emphasis on current income, by investing primarily in high yield debt and related securities.
Principal Investment Strategies
The Fund invests primarily in lower rated U.S. debt securities (“junk” or “high yield” bonds), including securities in default. Debt securities may include, for example, corporate bonds, mortgage-backed and asset-backed securities, and obligations of the U.S. Government or its agencies or instrumentalities. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in lower rated fixed income securities (rated below Baa3 by Moody’s, below BBB- by Standard & Poor’s or the equivalent by any NRSRO (using the lower rating) or, if unrated, determined to be of below investment grade quality by the Fund’s subadviser, Barings LLC (“Barings”)). The Fund may also invest in convertible securities, preferred stocks, warrants, bank loans, and other fixed income securities, including Rule 144A securities, of both U.S. and foreign issuers. Currently, Barings does not expect that the Fund will invest more than 20% of its total assets in bank loans. The Fund may invest up to 15% of its total assets in securities that are not denominated in U.S. dollars including, but not limited to, corporate bonds, government and agency issues, Rule 144A securities, convertible securities, bank loans, mortgage-backed, and asset-backed securities.
Barings Global Floating Rate Fund
Advised by: Barings LLC
(Underlying Fund for all Funds except for the MM RetireSMART by JPMorgan 2030, 2035, 2040, 2045, 2050, 2055, and 2060 Funds)
Investment Objective
Barings Global Floating Rate Fund (“Global Floating Rate Fund” or the “Fund”) seeks a high level of current income. Preservation of capital is a secondary goal.
Principal Investment Strategies
Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in income-producing floating rate debt securities, consisting of floating rate loans, bonds and notes, issued primarily by North American and Western European companies. For this purpose, debt instruments issued by issuers based in the Channel Islands, Cayman Islands and Bermuda are considered North American and Western European companies. Such instruments are primarily, at the time of purchase, rated below investment grade (commonly referred to as “junk bonds”) by at least one credit rating agency (below Baa3 by Moody’s Investors Services, Inc. (“Moody’s”) or below BBB- by either Standard & Poor’s Rating Services, a division of the McGraw-Hill Company, Inc. (“S&P”), or Fitch, Inc. (“Fitch”)) or unrated but determined by the Manager or Barings International Investment Limited, the sub-adviser (together with the Manager, “Barings”), to be of comparable quality.
B-128

Emerging Markets Debt Funds
JPMorgan Emerging Markets Debt Fund
Advised by: J.P. Morgan Investment Management Inc.
(Underlying Fund for all MassMutual RetireSMART by JPMorgan Funds)
Investment Objective
The Fund’s goal is to provide high total return from a portfolio of fixed income securities of emerging markets issuers.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of the value of its Assets in emerging market debt investments. “Assets” means net assets, plus the amount of borrowings for investment purposes. The Fund invests primarily in debt securities that it believes have the potential to provide a high total return from countries whose economies or bond markets are less developed (emerging markets). This designation currently includes most countries in the world except Australia, Canada, Japan, New Zealand, the U.S., the United Kingdom and most western European countries. The Fund invests in sovereign debt securities. Sovereign debt securities are securities that are issued or guaranteed by foreign sovereign governments or their agencies, authorities or political subdivisions or instrumentalities, and supranational agencies. The Fund may also invest in debt securities issued or guaranteed by foreign corporations and foreign financial institutions.
JPMorgan Emerging Markets Strategic Debt Fund
Advised by: J.P. Morgan Investment Management Inc.
(Underlying Fund for all MassMutual RetireSMART by JPMorgan Funds)
Investment Objective
The Fund seeks to provide total return.
Principal Investment Strategies
The Fund invests primarily in debt investments that it believes have the potential to provide total return from countries whose economies or bond markets are less developed (emerging markets). The Fund’s adviser, J.P. Morgan Investment Management Inc. (JPMIM or the adviser) uses a flexible asset allocation approach to invest the Fund opportunistically among different emerging market sectors and instruments. Under normal circumstances, the Fund invests at least 80% of its Assets in emerging market debt investments. “Emerging market debt investments” are securities and instruments of issuers located in or tied economically to emerging markets. “Assets” means net assets, plus the amount of borrowings for investment purposes. Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. Emerging markets currently include most countries in the world except Australia, Canada, Japan, New Zealand, the U.S., the United Kingdom, and most of the countries of western Europe and Hong Kong. A security will be deemed to be tied economically to emerging markets if: (1) the issuer is organized under the laws of, or has a principal place of business in an emerging market; or (2) the principal listing of the issuer’s securities is in a market that is in an emerging market; or (3) the issuer derives at least 50% of its total revenues or profits from goods that are produced or sold, investments made, or services performed in an emerging market; or (4) the issuer has at least 50% of its assets located in an emerging market.
International Bond Funds
Invesco Oppenheimer International Bond Fund
Advised by: Invesco Advisers, Inc.
(Underlying Fund for all MassMutual Select Allocation Funds)
Investment Objective
The Fund seeks total return.
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Principal Investment Strategies
The Fund invests mainly in debt securities of foreign government and corporate issuers. A debt security is a security representing money borrowed by the issuer that must be repaid. The terms of a debt security specify the amount of principal, the interest rate or discount, and the time or times at which payments are due. The Fund can invest in various types of debt securities, generally referred to as “bonds,” including government bonds, corporate debt obligations, “structured” notes, participation interests in loans, “zero coupon” or “stripped” securities, certain mortgage-related securities or asset-backed securities and other debt obligations.
Money Market Funds/Cash and Cash Equivalents
JPMorgan U.S. Government Money Market Fund
Advised by: J.P. Morgan Investment Management Inc.
(Underlying Fund for the MM RetireSMART by JPMorgan In Retirement and 2020 Funds)
Investment Objective
The Fund seeks high current income with liquidity and stability of principal.
Principal Investment Strategies
Under normal conditions, the Fund invests its assets exclusively in:
•
debt securities issued or guaranteed by the U.S. government, or by U.S. government agencies or instrumentalities or Government-Sponsored Enterprises (“GSEs”), and

•
repurchase agreements fully collateralized by U.S. Treasury and U.S. government securities.

The Fund is a money market fund managed in the following manner:
•
The Fund seeks to maintain a net asset value (“NAV”) of  $1.00 per share.

•
The dollar-weighted average maturity of the Fund will be 60 days or less and the dollar-weighted average life to maturity will be 120 days or less.

•
The Fund will only buy securities that have remaining maturities of 397 days or less or securities otherwise permitted to be purchased because of maturity shortening provisions under applicable regulation.

•
The Fund invests only in U.S. dollar-denominated securities.

•
The Fund seeks to invest in securities that present minimal credit risk.

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MASSMUTUAL SELECT FUNDS
This Prospectus describes the following Funds:
Fund Name	Class I	Class M5	Class M4	Class M3
MassMutual Select T. Rowe Price Retirement Balanced Fund	MMBVX	MMBWX	MMBYX	MMBZX
MassMutual Select T. Rowe Price Retirement 2005 Fund	MMFBX	MMFDX	MMFEX	MMFGX
MassMutual Select T. Rowe Price Retirement 2010 Fund	MMXBX	MMXCX	MMXDX	MMXEX
MassMutual Select T. Rowe Price Retirement 2015 Fund	MMFHX	MMFJX	MMFKX	MMFLX
MassMutual Select T. Rowe Price Retirement 2020 Fund	MMTWX	MMTTX	MMTUX	MMTVX
MassMutual Select T. Rowe Price Retirement 2025 Fund	MMTFX	MMTGX	MMTHX	MMTIX
MassMutual Select T. Rowe Price Retirement 2030 Fund	MMTRX	MMTOX	MMTPX	MMTQX
MassMutual Select T. Rowe Price Retirement 2035 Fund	MMTJX	MMTKX	MMTLX	MMTMX
MassMutual Select T. Rowe Price Retirement 2040 Fund	MMFOX	MMFPX	MMFQX	MMFRX
MassMutual Select T. Rowe Price Retirement 2045 Fund	MMFTX	MMFUX	MMFWX	MMFZX
MassMutual Select T. Rowe Price Retirement 2050 Fund	MMDDX	MMDFX	MMDGX	MMDHX
MassMutual Select T. Rowe Price Retirement 2055 Fund	MMDJX	MMDKX	MMDMX	MMDOX
MassMutual Select T. Rowe Price Retirement 2060 Fund	MMSKX	MMSOX	MMSGX	MMSVX

Important Notice: Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund (or from your financial intermediary, such as a broker-dealer, bank, or retirement plan recordkeeper). Instead, the reports will be made available on the Fund’s website (http://www.massmutual.com/funds), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you would like to receive shareholder reports and other communications electronically from the Fund and are either a direct investor in the Fund or MassMutual serves as your retirement plan recordkeeper, please call (800) 767-1000 extension 43012 or send your request to enroll to RSProspectusFulfillment@massmutual.com. If you have invested in the Fund through another financial intermediary (such as a broker-dealer, bank, or retirement plan recordkeeper), you can request electronic delivery by contacting that financial intermediary.
Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest directly with the MassMutual Funds or MassMutual serves as your retirement plan recordkeeper, you can call (800) 767-1000 extension 43012 or send an email request to RSProspectusFulfillment@massmutual.com to inform the Funds or MassMutual that you wish to continue receiving paper copies of your shareholder reports. If you invest through a financial intermediary other than MassMutual, you can contact that financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the fund complex if you invest directly with a Fund.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any statement to the contrary is a crime.
PROSPECTUS
February 1, 2020
− 1 −

− 2 −

MassMutual Select T. Rowe Price Retirement Balanced Fund
INVESTMENT OBJECTIVE
The Fund seeks the highest total return over time consistent with an emphasis on both capital growth and income.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)
	Class I	Class M5	Class M4	Class M3
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class M5	Class M4	Class M3
Management Fees	.00%	.00%	.00%	.00%
Distribution and Service (Rule 12b-1) Fees	None	None	.25%	.50%
Other Expenses	.27%	.42%	.42%	.42%
Acquired Fund Fees and Expenses	.34%	.34%	.34%	.34%
Total Annual Fund Operating Expenses	.61%	.76%	1.01%	1.26%
Expense Reimbursement	(.27%)	(.27%)	(.27%)	(.27%)
Total Annual Fund Operating Expenses after Expense Reimbursement(1)	.34%	.49%	.74%	.99%
(1)
The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through January 31, 2021, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed .34%, .49%, .74%, and .99% for Classes I, M5, M4, and M3, respectively. The Total Annual Fund Operating Expenses after Expense Reimbursement shown in the above table may exceed these amounts, because, as noted in the previous sentence, certain fees and expenses are excluded from the cap. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MML Advisers.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I	$35	$168	$313	$736
Class M5	$50	$216	$396	$917
Class M4	$76	$295	$532	$1,212
Class M3	$101	$373	$666	$1,499
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 19% of the average value of its portfolio.
INVESTMENTS, RISKS, AND PERFORMANCE
Principal Investment Strategies
The Fund is a “fund of funds” and pursues its objective by investing in a diversified portfolio of other stock and bond series of both the MassMutual Select Funds and T. Rowe Price Funds that represent various asset classes and sectors (“Underlying Funds”). The Fund is subadvised by T. Rowe Price Associates, Inc. (“T. Rowe Price”). The Underlying Funds in which the Fund invests are predominantly either advised or subadvised by T. Rowe Price. The Fund is intended for retired investors who seek income and relative stability from bonds along with some capital appreciation potential from stocks. The Fund’s “neutral allocations,” which are what T. Rowe Price considers broadly appropriate for investors during their retirement years, are 40% stock funds and 60% bond funds. The allocations are referred to as “neutral allocations” because they do not reflect any tactical decisions made by T. Rowe Price to overweight or underweight a particular asset class or sector based on its market outlook.

− 3 −

These allocations are intended to reflect the need for reduced market risks, lower portfolio volatility, and an income stream throughout retirement. Although the Fund is designed for investors already in retirement, you should be aware that it does not decrease its equity holdings and become increasingly conservative over time. As such, you may want to consider a more conservative or more aggressive approach depending on your age and specific stage of retirement. The Fund is designed to be part of an investor’s overall retirement strategy, but is not intended as a complete solution to an investor’s retirement needs. While the overall asset mix generally remains consistent over time, tactical decisions may be made by T. Rowe Price to overweight or underweight a particular asset class or sector based on its market outlook. The target allocations assigned to the broad asset classes (Stocks and Bonds), which reflect these tactical decisions resulting from market outlook, are not expected to vary from the neutral allocations by more than plus (+) or minus (-) five percentage (5%) points.
The following table details the way the portfolio is generally expected to be allocated between the asset classes. The table also shows the expected allocations to the Underlying Funds that will be used within those asset classes. The information in the table represents the neutral allocations for the Fund as of February 1, 2020. The target allocations and actual allocations may differ. The Fund’s shareholder reports set forth its actual allocations between stock funds and bond funds and to the individual Underlying Funds. T. Rowe Price may modify the selection of Underlying Funds from time to time, and may invest in other Underlying Funds, including any Underlying Funds that may be created in the future. At any given time, the Fund’s asset allocation may be affected by a variety of factors (such as, for example, whether an Underlying Fund is accepting additional investments). A description of the Underlying Funds is included in Appendix D of the Statement of Additional Information (“SAI”).
Stock Funds	40.00%
MM S&P 500 Index	20.47%
MM Select T. Rowe Price Large Cap Blend	0.00%
MM Select T. Rowe Price Small and Mid Cap Blend	6.13%
MM Select T. Rowe Price International Equity	11.40%
MM Select T. Rowe Price Real Assets	2.00%
Bond Funds	60.00%
MM Select T. Rowe Price Bond Asset	18.00%
T. Rowe Price Dynamic Global Bond	3.00%
MM Select T. Rowe Price U.S. Treasury Long-Term	2.51%
T. Rowe Price Institutional High Yield	1.82%
T. Rowe Price High Yield	0.78%
T. Rowe Price Institutional Floating Rate	0.65%
MM Select T. Rowe Price Emerging Markets Bond	3.24%
MM Select T. Rowe Price Limited Duration Inflation Focused Bond	30.00%
Because the Fund will invest in Underlying Funds advised by MML Advisers, T. Rowe Price, or their affiliates, the Fund will not invest in funds advised or sponsored by others, even if they are less expensive or have better historical performance records. T. Rowe Price will be subject to a conflict of interest in selecting Underlying Funds, because its selection of Underlying Funds might appear to be influenced by the expected effect of the selection on its revenues or other benefits of the selection to it. T. Rowe Price has advised the Fund that, as a fiduciary to the Fund, T. Rowe Price has a duty to put the best interests of the Fund ahead of its own interest and that, consequently, it will make investment decisions for the Fund in the best interest of the Fund to achieve the Fund’s investment objectives and not for the benefit of T. Rowe Price.
Through its investments in Underlying Funds, the Fund may be exposed to a wide range of securities and other instruments with differing characteristics (such as credit quality, duration, geography, industry, and market capitalization), including, but not limited to, equity securities of small-, mid-, or large-capitalization U.S. or non-U.S. issuers (including issuers that may only recently have become public companies), fixed income securities of U.S. or non-U.S. private or governmental issuers (including “junk” or “high yield” bonds, including securities in default), inflation-protected securities, bank loans, and short-term investments of any kind. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, real estate investment trusts (“REITs”), rights, and warrants.
An Underlying Fund may engage in foreign currency exchange transactions, including forward contracts, options on currency, futures contracts, and swap contracts, to take long or short positions in foreign currencies in order to enhance its investment return or to attempt to protect against adverse changes in currency exchange rates. An Underlying Fund may be permitted to use a wide variety of additional exchange-traded and over-the-counter derivatives, including options,

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futures contracts, swap contracts (including interest rate swaps, total return swaps, and credit default swaps), and hybrid instruments. An Underlying Fund may typically use these derivatives for hedging purposes, as a substitute for direct investments, to earn additional income, to gain exposure to securities or markets in which it might not be able to invest directly, or to adjust various portfolio characteristics, including the duration (interest rate volatility) of the Fund’s portfolio of debt securities. Use of derivatives by an Underlying Fund may create investment leverage.
An Underlying Fund may enter into repurchase agreement transactions. An Underlying Fund may invest in mortgage-backed or other asset-backed securities. Some investments by an Underlying Fund may be restricted as to resale or otherwise considered to be illiquid. The Fund will bear a pro rata share of the Underlying Funds’ expenses. The Fund also bears all of the risks associated with the investment strategies used by the Underlying Funds.
Principal Risks
The following are the Principal Risks of the Fund. An investment in this Fund is not guaranteed. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund, including losses near, at, or after the target date. There is no guarantee that the Fund will provide adequate income at and through your retirement. Although the descriptions below refer to the risks relating to investment activities of the Fund, many of the risks arise due to the investment activities of the Underlying Funds. Certain risks relating to instruments and strategies used in the management of the Fund are placed first. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Allocation Risk The allocation of investments among the Underlying Funds’ different investment styles, such as equity or debt securities, or U.S. or non-U.S. securities, may have a more significant effect on the Fund’s net asset value when one of these investments is performing more poorly than the other. There is no assurance that allocation decisions will result in the desired effects. The limited universe of Underlying Funds and the requirement that a significant percentage of Fund assets be invested in mutual funds advised by MML Advisers, T. Rowe Price, or their affiliates as noted in “Principal Investment Strategies” may adversely affect Fund performance.
Risk of Investment in Other Funds or Pools The Fund is indirectly exposed to all of the risks of the underlying funds, including ETFs, in which it invests, including the risk that the underlying funds will not perform as expected. The Fund indirectly pays a portion of the expenses incurred by the underlying funds.
Bank Loans Risk Many of the risks associated with bank loans are similar to the risks of investing in below investment grade debt securities. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. Senior secured bank loans are typically supported by collateral; however the value of the collateral may be insufficient to cover the amount owed to the Fund, or the Fund may be prevented or delayed from realizing on the collateral. Some loans may be unsecured; unsecured loans generally present a greater risk of loss to the Fund if the issuer defaults. If the Fund relies on a third party to administer a loan, the Fund is subject to the risk that the third party will fail to perform its obligations. In addition, if the Fund holds only a participation interest in a loan made by a third party, the Fund’s receipt of payments on the loan will depend on the third party’s willingness and ability to make those payments to the Fund. The settlement time for certain loans is longer than the settlement time for many other types of investments, and the Fund may not receive the payment for a loan sold by it until well after the sale; that cash would be unavailable for payment of redemption proceeds or for reinvestment. Interests in some bank loans may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Fund believes to be a fair price.
Below Investment Grade Debt Securities Risk Below investment grade debt securities, commonly known as “junk” or “high yield” bonds, have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility

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of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.
Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.
Commodities-Related Investments Risk Commodity prices (including precious metals) can be extremely volatile and exposure to commodities can cause the net asset value of the Fund’s shares to decline or fluctuate in a rapid and unpredictable manner. The values of physical commodities or commodity-linked derivative instruments may be affected by changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, international economic, political, and regulatory developments, or factors affecting a particular region, industry, or commodity. A liquid secondary market may not exist for certain commodity investments, which may make it difficult for the Fund to sell them at a desirable price or at the price at which it is carrying them.
Convertible Securities Risk Convertible securities are subject to the risks of both debt instruments and equity securities. The price of a convertible security may change in response to changes in price of the underlying equity security, the credit quality of the issuer, and interest rates. In general, the values of convertible securities tend to decline as interest rates rise and to rise when interest rates fall. A convertible security generally has less potential for gain or loss than the underlying equity security.
Credit Risk Credit risk is the risk that an issuer, guarantor, or liquidity provider of a fixed income security held by the Fund may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The Fund may also be exposed to the credit risk of its counterparty to repurchase agreements, reverse repurchase agreements, swap transactions, and other derivatives transactions, and to the counterparty’s ability or willingness to perform in accordance with the terms of the transaction. The value of such transactions to the Fund will depend on the willingness and ability of the counterparty to perform its obligations, including among other things the obligation to return collateral or margin to the Fund.
Derivatives Risk Derivatives can be highly volatile and involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect or benefit anticipated. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Many derivatives are traded in the over-the-counter market and not on exchanges.
Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, or investor confidence, or announcements of economic, political, or financial information.
Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Certain events, such as market or economic developments, regulatory or government actions, natural disasters, terrorist attacks, war, and other geopolitical events can have a dramatic adverse effect on the debt market and the overall liquidity of the market for fixed income securities. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. Fixed income securities are subject to interest rate risk (the risk that the value of a fixed

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income security will fall when interest rates rise), extension risk (the risk that the average life of a security will be extended through a slowing of principal payments), prepayment risk (the risk that a security will be prepaid and the Fund will be required to reinvest at a less favorable rate), and credit risk.
Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, industry, political, regulatory, and other conditions. Political, social, diplomatic, and economic developments, U.S. and foreign government action such as the imposition of currency or capital blockages, controls, or tariffs, economic and trade sanctions or embargoes, security suspensions, entering or exiting trade or other intergovernmental agreements, or the expropriation or nationalization of assets in a particular country, can cause dramatic declines in certain or all securities with exposure to that country and other countries. In the event of nationalization, expropriation, or other confiscation, the Fund could lose its entire foreign investment in a particular country. There may be quotas or other limits on the ability of the Fund (or clients of the Fund’s investment adviser or subadviser) to invest or maintain investments in securities of issuers in certain countries. Enforcing legal rights can be more difficult, costly, and limited in certain foreign countries, and can be particularly difficult against foreign governments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by changes in currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates. Frontier markets, a subset of emerging markets, generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to having abrupt changes in currency values, less mature markets and settlement practices, and lower trading volumes that could lead to greater price volatility and illiquidity. Non-U.S. transaction costs, such as brokerage commissions and custody costs may be higher than in the United States. In addition, foreign markets can react differently to market, economic, industry, political, regulatory, and other conditions than the U.S. market.
Growth Company Risk The prices of growth securities are often highly sensitive to market fluctuations because of their heavy dependence on future earnings or cash flow expectations, and can be more volatile than the market in general.
Inflation Risk The value of assets or income from the Fund’s investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions.
Large Company Risk Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund’s investments in large-capitalization stocks to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Leveraging Risk Instruments and transactions, including derivatives, that create leverage may cause the value of an investment in the Fund to be more volatile, could result in larger losses than if they were not used, and tend to compound the effects of other risks.
Liquidity Risk Certain securities may be difficult (or impossible) to sell or certain positions may be difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some

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securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time. The Fund may not receive the proceeds from the sale of certain investments for an extended period.
Management Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses.
Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.
Mortgage- and Asset-Backed Securities Risk Investments in mortgage- and asset-backed securities subject the Fund to credit risk, interest rate risk, extension risk, and prepayment risk, among other risks. Mortgage-backed and asset-backed securities not issued by a government agency generally involve greater credit risk than securities issued by government agencies. Payment of principal and interest generally depends on the cash flows generated by the underlying assets and the terms of the security. The types of mortgages (for example, residential or commercial mortgages) underlying securities held by the Fund may differ and be affected differently by market factors. Investments that receive only the interest portion or the principal portion of payments on the underlying assets may be highly volatile. Litigation with respect to the representations and warranties given in connection with the issuance of mortgage-backed securities can be an important consideration in investing in such securities, and the outcome of any such litigation could significantly impact the value of the Fund’s mortgage-backed investments.
Preferred Stock Risk Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer.
In addition, changes in interest rates may adversely affect the value of a preferred stock that pays a fixed dividend.
Real Estate Risk; REIT Risk Real estate-related investments may decline in value as a result of factors affecting the real estate industry, such as the supply of real property in certain markets, changes in zoning laws, environmental regulations and other governmental action, delays in completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, losses due to natural disasters, and local and regional market conditions. Investments in REITs may be subject to risks similar to those associated with direct investment in real estate, as well as additional risks associated with equity investments. As a shareholder in a REIT, the Fund, and indirectly the Fund’s shareholders, would bear its ratable share of the REIT’s expenses and would at the same time continue to pay its own fees and expenses.
Repurchase Agreement Risk  These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.
Sector Risk The Fund may allocate more of its assets to particular industries or to particular economic, market, or industry sectors than to others. This could increase the volatility of the Fund’s portfolio, and the Fund’s performance may be more susceptible to developments affecting issuers in those industries or sectors than if the Fund invested more broadly.
Small and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of small and medium-sized companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Their shares can be less liquid than those of larger companies, especially during market declines. Small and medium-sized companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.
Sovereign Debt Obligations Risk Investments in debt securities issued by governments or by government agencies and instrumentalities involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay

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interest and repay principal when due. Many sovereign debt obligations may be rated below investment grade (“junk” or “high yield” bonds). Any restructuring of a sovereign debt obligation held by the Fund will likely have a significant adverse effect on the value of the obligation. In the event of default of sovereign debt, the Fund may be unable to pursue legal action against the sovereign issuer or to realize on collateral securing the debt.
U.S. Government Securities Risk Obligations of certain U.S. Government agencies and instrumentalities are not backed by the full faith and credit of the U.S. Government, and there can be no assurance that the U.S. Government would provide financial support to such agencies and instrumentalities.
Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.
Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock the investment adviser or subadviser judges to be undervalued may actually be appropriately priced.
Performance Information
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class I shares. The table shows how the Fund’s average annual returns for 1 year, and since inception, compare with those of a broad measure of market performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.
Annual Performance
Class I Shares
Highest Quarter:	1Q ’19,	6.81%	Lowest Quarter:	3Q ’19,	0.72%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class I only. After-tax returns for other classes will vary.
Average Annual Total Returns
(for the periods ended December 31, 2019)
		One Year	Since Inception (02/16/18)
Class I	Return Before Taxes	15.57%	5.87%
	Return After Taxes on Distributions	14.43%	4.61%
	Return After Taxes on Distributions and Sale of Fund Shares	9.51%	4.07%
Class M5	Return Before Taxes	15.37%	5.75%
Class M4	Return Before Taxes	15.09%	5.46%
Class M3	Return Before Taxes	14.83%	5.20%
S&P Target Date Retirement Income Index (reflects no deduction for fees, expenses, or taxes)		13.33%	5.72%
MANAGEMENT
Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)

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Subadviser(s): T. Rowe Price Associates, Inc. (“T. Rowe Price”)
Portfolio Manager(s):
Jerome A. Clark, CFA is a Vice President and Portfolio Manager at T. Rowe Price. He has managed the Fund since its inception (February 2018). Effective January 1, 2021, Mr. Clark will step down as a portfolio manager.
Kimberly E. DeDominicis is a Vice President and Portfolio Manager at T. Rowe Price. She has managed the Fund since October 2019.
Andrew Jacobs van Merlen, CFA is a Vice President and Portfolio Manager at T. Rowe Price. He has managed the Fund since January 2020.
Wyatt A. Lee, CFA is a Vice President and Portfolio Manager at T. Rowe Price. He has managed the Fund since its inception (February 2018).
PURCHASE AND SALE OF FUND SHARES
Shares of the Fund are generally available to retirement plans, other institutional investors, and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone, or internet (available to certain customers).
TAX INFORMATION
The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains, unless you are an investor eligible for preferential tax treatment.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MML Advisers or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

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MassMutual Select T. Rowe Price Retirement 2005 Fund
INVESTMENT OBJECTIVE
The Fund seeks the highest total return over time consistent with an emphasis on both capital growth and income.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)
	Class I	Class M5	Class M4	Class M3
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class M5	Class M4	Class M3
Management Fees	.00%	.00%	.00%	.00%
Distribution and Service (Rule 12b-1) Fees	None	None	.25%	.50%
Other Expenses	.88%	1.03%	1.03%	1.03%
Acquired Fund Fees and Expenses	.37%	.37%	.37%	.37%
Total Annual Fund Operating Expenses	1.25%	1.40%	1.65%	1.90%
Expense Reimbursement	(.88%)	(.88%)	(.88%)	(.88%)
Total Annual Fund Operating Expenses after Expense Reimbursement(1)	.37%	.52%	.77%	1.02%
(1)
The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through January 31, 2021, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed .37%, .52%, .77%, and 1.02% for Classes I, M5, M4, and M3, respectively. The Total Annual Fund Operating Expenses after Expense Reimbursement shown in the above table may exceed these amounts, because, as noted in the previous sentence, certain fees and expenses are excluded from the cap. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MML Advisers.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I	$38	$309	$602	$1,434
Class M5	$53	$356	$682	$1,603
Class M4	$79	$434	$814	$1,881
Class M3	$104	$511	$945	$2,151
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 41% of the average value of its portfolio.
INVESTMENTS, RISKS, AND PERFORMANCE
Principal Investment Strategies
The Fund is a “fund of funds” and pursues its objective by investing in a diversified portfolio of other stock and bond series of both the MassMutual Select Funds and T. Rowe Price Funds that represent various asset classes and sectors (“Underlying Funds”). The Fund’s allocation between stock and bond funds will change over time in relation to its target retirement date. The Fund is subadvised by T. Rowe Price Associates, Inc. (“T. Rowe Price”). The Underlying Funds in which the Fund invests are predominantly either advised or subadvised by T. Rowe Price.
The Fund is managed based on the specific retirement year (target date 2005) included in its name and assumes a retirement age of 65. The target date refers to the approximate year an investor in the Fund would have retired and likely stopped making new investments in the Fund. The Fund is primarily designed for an investor who retired at or about the target date and who plans to withdraw the value of the account in the Fund gradually after retirement. However, if an investor

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retired earlier or later than age 65, the Fund may not be an appropriate investment even if the investor retired on or near the Fund’s target date.
Over time, the allocation to asset classes and funds will change according to a predetermined “glide path” shown in the following chart. The glide path represents the shifting of asset classes over time and shows how the Fund’s asset mix becomes more conservative–both prior to and after retirement–as time elapses. This reflects the need for reduced market risks as retirement approaches and the need for lower portfolio volatility after retiring. Although the glide path is meant to dampen the Fund’s potential volatility as retirement approaches, the Fund is not designed for a lump sum redemption at the retirement date. The Fund pursues an asset allocation strategy that promotes asset accumulation prior to retirement, but it is intended to also serve as a post-retirement investment vehicle with allocations designed to support an income stream made up of regular withdrawals throughout retirement along with some portfolio growth that exceeds inflation. After the target date, the Fund is designed to balance longevity and inflation risks along with the need for some income, although it does not guarantee a particular level of income.
At the target date, the Fund’s allocation to stocks
would have been approximately 55% of its assets. The Fund’s exposure to stocks will continue to decline until approximately 30 years after its target date, when its allocation to stocks will remain fixed at approximately 20% of its assets and the remainder will be invested in bonds. There are no maturity restrictions within the Fund’s overall allocation to bonds, although the bond funds in which the Fund invests may impose specific limits on maturity or credit quality. The allocations shown in the glide path are referred to as “neutral” allocations because they do not reflect any tactical decisions made by T. Rowe Price to overweight or underweight a particular asset class or sector based on its market outlook. The target allocations assigned to the broad asset classes (Stocks and

Bonds), which reflect these tactical decisions resulting from market outlook, are not expected to vary from the neutral allocations set forth in the glide path by more than plus (+) or minus (-) five percentage (5%) points.
The following table details the way the portfolio is generally expected to be allocated between the asset classes. The table also shows the expected allocations to the Underlying Funds that will be used within those asset classes. The information in the table represents the neutral allocations for the Fund as of February 1, 2020. The target allocations and actual allocations may differ. The Fund’s shareholder reports set forth its actual allocations between stock funds and bond funds and to the individual Underlying Funds. T. Rowe Price may modify the target asset allocation strategy or the selection of Underlying Funds from time to time, and may invest in other Underlying Funds, including any Underlying Funds that may be created in the future. At any given time, the Fund’s asset allocation may be affected by a variety of factors (such as, for example, whether an Underlying Fund is accepting additional investments). A description of the Underlying Funds is included in Appendix D of the Statement of Additional Information (“SAI”).
Stock Funds	36.50%
MM S&P 500 Index	18.69%
MM Select T. Rowe Price Large Cap Blend	0.00%
MM Select T. Rowe Price Small and Mid Cap Blend	5.59%
MM Select T. Rowe Price International Equity	10.40%
MM Select T. Rowe Price Real Assets	1.82%
Bond Funds	63.50%
MM Select T. Rowe Price Bond Asset	26.71%
T. Rowe Price Dynamic Global Bond	4.45%
MM Select T. Rowe Price U.S. Treasury Long-Term	3.60%
T. Rowe Price Institutional High Yield	2.73%
T. Rowe Price High Yield	1.17%
T. Rowe Price Institutional Floating Rate	0.97%
MM Select T. Rowe Price Emerging Markets Bond	4.87%
MM Select T. Rowe Price Limited Duration Inflation Focused Bond	19.00%
Because the Fund will invest in Underlying Funds advised by MML Advisers, T. Rowe Price, or their affiliates, the Fund will not invest in funds advised or sponsored by others, even if they are less expensive or have better historical performance records. T. Rowe Price will be subject to a conflict of interest in selecting Underlying Funds, because its selection of Underlying Funds might appear to be influenced by the expected effect of the

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selection on its revenues or other benefits of the selection to it. T. Rowe Price has advised the Fund that, as a fiduciary to the Fund, T. Rowe Price has a duty to put the best interests of the Fund ahead of its own interest and that, consequently, it will make investment decisions for the Fund in the best interest of the Fund to achieve the Fund’s investment objectives and not for the benefit of T. Rowe Price.
Through its investments in Underlying Funds, the Fund may be exposed to a wide range of securities and other instruments with differing characteristics (such as credit quality, duration, geography, industry, and market capitalization), including, but not limited to, equity securities of small-, mid-, or large-capitalization U.S. or non-U.S. issuers (including issuers that may only recently have become public companies), fixed income securities of U.S. or non-U.S. private or governmental issuers (including “junk” or “high yield” bonds, including securities in default), inflation-protected securities, bank loans, and short-term investments of any kind. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, real estate investment trusts (“REITs”), rights, and warrants.
An Underlying Fund may engage in foreign currency exchange transactions, including forward contracts, options on currency, futures contracts, and swap contracts, to take long or short positions in foreign currencies in order to enhance its investment return or to attempt to protect against adverse changes in currency exchange rates. An Underlying Fund may be permitted to use a wide variety of additional exchange-traded and over-the-counter derivatives, including options, futures contracts, swap contracts (including interest rate swaps, total return swaps, and credit default swaps), and hybrid instruments. An Underlying Fund may typically use these derivatives for hedging purposes, as a substitute for direct investments, to earn additional income, to gain exposure to securities or markets in which it might not be able to invest directly, or to adjust various portfolio characteristics, including the duration (interest rate volatility) of the Fund’s portfolio of debt securities. Use of derivatives by an Underlying Fund may create investment leverage.
An Underlying Fund may enter into repurchase agreement transactions. An Underlying Fund may invest in mortgage-backed or other asset-backed securities. Some investments by an Underlying Fund may be restricted as to resale or otherwise considered to be illiquid. The Fund will bear a pro rata share of the Underlying Funds’ expenses. The Fund also bears all of the risks associated with the investment strategies used by the Underlying Funds.
Principal Risks
The following are the Principal Risks of the Fund. An investment in this Fund is not guaranteed. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund, including losses near, at, or after the target date. There is no guarantee that the Fund will provide adequate income at and through your retirement. Although the descriptions below refer to the risks relating to investment activities of the Fund, many of the risks arise due to the investment activities of the Underlying Funds. Certain risks relating to instruments and strategies used in the management of the Fund are placed first. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Allocation Risk The allocation of investments among the Underlying Funds’ different investment styles, such as equity or debt securities, or U.S. or non-U.S. securities, may have a more significant effect on the Fund’s net asset value when one of these investments is performing more poorly than the other. There is no assurance that allocation decisions will result in the desired effects. The limited universe of Underlying Funds and the requirement that a significant percentage of Fund assets be invested in mutual funds advised by MML Advisers, T. Rowe Price, or their affiliates as noted in “Principal Investment Strategies” may adversely affect Fund performance.
Risk of Investment in Other Funds or Pools The Fund is indirectly exposed to all of the risks of the underlying funds, including ETFs, in which it invests, including the risk that the underlying funds will not perform as expected. The Fund indirectly pays a portion of the expenses incurred by the underlying funds.
Bank Loans Risk Many of the risks associated with bank loans are similar to the risks of investing in below investment grade debt securities. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make

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principal and interest payments on such instruments and may lead to defaults. Senior secured bank loans are typically supported by collateral; however the value of the collateral may be insufficient to cover the amount owed to the Fund, or the Fund may be prevented or delayed from realizing on the collateral. Some loans may be unsecured; unsecured loans generally present a greater risk of loss to the Fund if the issuer defaults. If the Fund relies on a third party to administer a loan, the Fund is subject to the risk that the third party will fail to perform its obligations. In addition, if the Fund holds only a participation interest in a loan made by a third party, the Fund’s receipt of payments on the loan will depend on the third party’s willingness and ability to make those payments to the Fund. The settlement time for certain loans is longer than the settlement time for many other types of investments, and the Fund may not receive the payment for a loan sold by it until well after the sale; that cash would be unavailable for payment of redemption proceeds or for reinvestment. Interests in some bank loans may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Fund believes to be a fair price.
Below Investment Grade Debt Securities Risk Below investment grade debt securities, commonly known as “junk” or “high yield” bonds, have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.
Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.
Commodities-Related Investments Risk Commodity prices (including precious metals) can be extremely volatile and exposure to commodities can cause the net asset value of the Fund’s shares to decline or fluctuate in a rapid and unpredictable manner. The values of physical commodities or commodity-linked derivative instruments may be affected by changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, international economic, political, and regulatory developments, or factors affecting a particular region, industry, or commodity. A liquid secondary market may not exist for certain commodity investments, which may make it difficult for the Fund to sell them at a desirable price or at the price at which it is carrying them.
Convertible Securities Risk Convertible securities are subject to the risks of both debt instruments and equity securities. The price of a convertible security may change in response to changes in price of the underlying equity security, the credit quality of the issuer, and interest rates. In general, the values of convertible securities tend to decline as interest rates rise and to rise when interest rates fall. A convertible security generally has less potential for gain or loss than the underlying equity security.
Credit Risk Credit risk is the risk that an issuer, guarantor, or liquidity provider of a fixed income security held by the Fund may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The Fund may also be exposed to the credit risk of its counterparty to repurchase agreements, reverse repurchase agreements, swap transactions, and other derivatives transactions, and to the counterparty’s ability or willingness to perform in accordance with the terms of the transaction. The value of such transactions to the Fund will depend on the willingness and ability of the counterparty to perform its obligations, including among other things the obligation to return collateral or margin to the Fund.
Derivatives Risk Derivatives can be highly volatile and involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect or benefit anticipated. Derivatives can also reduce the opportunity for

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gains or result in losses by offsetting positive returns in other investments. Many derivatives are traded in the over-the-counter market and not on exchanges.
Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, or investor confidence, or announcements of economic, political, or financial information.
Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Certain events, such as market or economic developments, regulatory or government actions, natural disasters, terrorist attacks, war, and other geopolitical events can have a dramatic adverse effect on the debt market and the overall liquidity of the market for fixed income securities. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. Fixed income securities are subject to interest rate risk (the risk that the value of a fixed income security will fall when interest rates rise), extension risk (the risk that the average life of a security will be extended through a slowing of principal payments), prepayment risk (the risk that a security will be prepaid and the Fund will be required to reinvest at a less favorable rate), and credit risk.
Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, industry, political, regulatory, and other conditions. Political, social, diplomatic, and economic developments, U.S. and foreign government action such as the imposition of currency or capital blockages, controls, or tariffs, economic and trade sanctions or embargoes, security suspensions, entering or exiting trade or other intergovernmental agreements, or the expropriation or nationalization of assets in a particular country, can cause dramatic declines in certain or all securities with exposure to that country and other countries. In the event of nationalization, expropriation, or other confiscation, the Fund could lose its entire foreign investment in a particular country. There may be quotas or other limits on the ability of the Fund (or clients of the Fund’s investment adviser or subadviser) to invest or maintain investments in securities of issuers in certain countries. Enforcing legal rights can be more difficult, costly, and limited in certain foreign countries, and can be particularly difficult against foreign governments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by changes in currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates. Frontier markets, a subset of emerging markets, generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to having abrupt changes in currency values, less mature markets and settlement practices, and lower trading volumes that could lead to greater price volatility and illiquidity. Non-U.S. transaction costs, such as brokerage commissions and custody costs may be higher than in the United States. In addition, foreign markets can react differently to market, economic, industry, political, regulatory, and other conditions than the U.S. market.

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Growth Company Risk The prices of growth securities are often highly sensitive to market fluctuations because of their heavy dependence on future earnings or cash flow expectations, and can be more volatile than the market in general.
Inflation Risk The value of assets or income from the Fund’s investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions.
Large Company Risk Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund’s investments in large-capitalization stocks to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Leveraging Risk Instruments and transactions, including derivatives, that create leverage may cause the value of an investment in the Fund to be more volatile, could result in larger losses than if they were not used, and tend to compound the effects of other risks.
Liquidity Risk Certain securities may be difficult (or impossible) to sell or certain positions may be difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time. The Fund may not receive the proceeds from the sale of certain investments for an extended period.
Management Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses.
Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.
Mortgage- and Asset-Backed Securities Risk Investments in mortgage- and asset-backed securities subject the Fund to credit risk, interest rate risk, extension risk, and prepayment risk, among other risks. Mortgage-backed and asset-backed securities not issued by a government agency generally involve greater credit risk than securities issued by government agencies. Payment of principal and interest generally depends on the cash flows generated by the underlying assets and the terms of the security. The types of mortgages (for example, residential or commercial mortgages) underlying securities held by the Fund may differ and be affected differently by market factors. Investments that receive only the interest portion or the principal portion of payments on the underlying assets may be highly volatile. Litigation with respect to the representations and warranties given in connection with the issuance of mortgage-backed securities can be an important consideration in investing in such securities, and the outcome of any such litigation could significantly impact the value of the Fund’s mortgage-backed investments.
Preferred Stock Risk Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, changes in interest rates may adversely affect the value of a preferred stock that pays a fixed dividend.
Real Estate Risk; REIT Risk Real estate-related investments may decline in value as a result of factors affecting the real estate industry, such as the supply of real property in certain markets, changes in zoning laws, environmental regulations and other governmental action, delays in completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, losses due to natural disasters, and local and regional market conditions. Investments in REITs may be subject to risks similar to those associated with direct investment in real estate, as well as additional risks associated with equity investments. As a shareholder in a REIT, the Fund, and indirectly the Fund’s shareholders, would bear its ratable

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share of the REIT’s expenses and would at the same time continue to pay its own fees and expenses.
Repurchase Agreement Risk  These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.
Sector Risk The Fund may allocate more of its assets to particular industries or to particular economic, market, or industry sectors than to others. This could increase the volatility of the Fund’s portfolio, and the Fund’s performance may be more susceptible to developments affecting issuers in those industries or sectors than if the Fund invested more broadly.
Small and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of small and medium-sized companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Their shares can be less liquid than those of larger companies, especially during market declines. Small and medium-sized companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.
Sovereign Debt Obligations Risk Investments in debt securities issued by governments or by government agencies and instrumentalities involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. Many sovereign debt obligations may be rated below investment grade (“junk” or “high yield” bonds). Any restructuring of a sovereign debt obligation held by the Fund will likely have a significant adverse effect on the value of the obligation. In the event of default of sovereign debt, the Fund may be unable to pursue legal action against the sovereign issuer or to realize on collateral securing the debt.
U.S. Government Securities Risk Obligations of certain U.S. Government agencies and instrumentalities are not backed by the full faith and credit of the U.S. Government, and there can be no assurance that the U.S. Government would provide financial support to such agencies and instrumentalities.
Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.
Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock the investment adviser or subadviser judges to be undervalued may actually be appropriately priced.
Performance Information
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class I shares. The table shows how the Fund’s average annual returns for 1 year, and since inception, compare with those of a broad measure of market performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.
Annual Performance
Class I Shares
Highest Quarter:	1Q ’19,	6.63%	Lowest Quarter:	3Q ’19,	0.90%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class I only. After-tax returns for other classes will vary.

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Average Annual Total Returns
(for the periods ended December 31, 2019)
		One Year	Since Inception (02/16/18)
Class I	Return Before Taxes	15.33%	5.93%
	Return After Taxes on Distributions	13.77%	4.71%
	Return After Taxes on Distributions and Sale of Fund Shares	9.50%	4.16%
Class M5	Return Before Taxes	15.13%	5.74%
Class M4	Return Before Taxes	14.83%	5.49%
Class M3	Return Before Taxes	14.61%	5.24%
S&P Target Date Retirement Income Index (reflects no deduction for fees, expenses, or taxes)		13.33%	5.72%
MANAGEMENT
Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)
Subadviser(s): T. Rowe Price Associates, Inc. (“T. Rowe Price”)
Portfolio Manager(s):
Jerome A. Clark, CFA is a Vice President and Portfolio Manager at T. Rowe Price. He has managed the Fund since its inception (February 2018). Effective January 1, 2021, Mr. Clark will step down as a portfolio manager.
Kimberly E. DeDominicis is a Vice President and Portfolio Manager at T. Rowe Price. She has managed the Fund since October 2019.
Andrew Jacobs van Merlen, CFA is a Vice President and Portfolio Manager at T. Rowe Price. He has managed the Fund since January 2020.
Wyatt A. Lee, CFA is a Vice President and Portfolio Manager at T. Rowe Price. He has managed the Fund since its inception (February 2018).
PURCHASE AND SALE OF FUND SHARES
Shares of the Fund are generally available to retirement plans, other institutional investors, and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone, or internet (available to certain customers).
TAX INFORMATION
The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains, unless you are an investor eligible for preferential tax treatment.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MML Advisers or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

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MassMutual Select T. Rowe Price Retirement 2010 Fund
INVESTMENT OBJECTIVE
The Fund seeks the highest total return over time consistent with an emphasis on both capital growth and income.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)
	Class I	Class M5	Class M4	Class M3
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class M5	Class M4	Class M3
Management Fees	.00%	.00%	.00%	.00%
Distribution and Service (Rule 12b-1) Fees	None	None	.25%	.50%
Other Expenses	.16%	.31%	.31%	.31%
Acquired Fund Fees and Expenses	.37%	.37%	.37%	.37%
Total Annual Fund Operating Expenses	.53%	.68%	.93%	1.18%
Expense Reimbursement	(.16%)	(.16%)	(.16%)	(.16%)
Total Annual Fund Operating Expenses after Expense Reimbursement(1)	.37%	.52%	.77%	1.02%
(1)
The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through January 31, 2021, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed .37%, .52%, .77%, and 1.02% for Classes I, M5, M4, and M3, respectively. The Total Annual Fund Operating Expenses after Expense Reimbursement shown in the above table may exceed these amounts, because, as noted in the previous sentence, certain fees and expenses are excluded from the cap. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MML Advisers.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I	$38	$154	$280	$650
Class M5	$53	$201	$363	$831
Class M4	$79	$280	$499	$1,128
Class M3	$104	$359	$634	$1,418
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 27% of the average value of its portfolio.
INVESTMENTS, RISKS, AND PERFORMANCE
Principal Investment Strategies
The Fund is a “fund of funds” and pursues its objective by investing in a diversified portfolio of other stock and bond series of both the MassMutual Select Funds and T. Rowe Price Funds that represent various asset classes and sectors (“Underlying Funds”). The Fund’s allocation between stock and bond funds will change over time in relation to its target retirement date. The Fund is subadvised by T. Rowe Price Associates, Inc. (“T. Rowe Price”). The Underlying Funds in which the Fund invests are predominantly either advised or subadvised by T. Rowe Price.
The Fund is managed based on the specific retirement year (target date 2010) included in its name and assumes a retirement age of 65. The target date refers to the approximate year an investor in the Fund would have retired and likely stopped making new investments in the Fund. The Fund is primarily designed for an investor who retired at or about the target date and who plans to withdraw the value of the account in the Fund gradually after retirement. However, if an investor

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retired earlier or later than age 65, the Fund may not be an appropriate investment even if the investor retired on or near the Fund’s target date.
Over time, the allocation to asset classes and funds
will change according to a predetermined “glide path” shown in the following chart. The glide path represents the shifting of asset classes over time and shows how the Fund’s asset mix becomes more conservative–both prior to and after retirement–as time elapses. This reflects the need for reduced market risks as retirement approaches and the need for lower portfolio volatility after retiring. Although the glide path is meant to dampen the Fund’s potential volatility as retirement approaches, the Fund is not designed for a lump sum redemption at the retirement date. The Fund pursues an asset allocation strategy that promotes asset accumulation prior to retirement, but it is intended to also serve as a post-retirement investment vehicle with allocations designed to support an income stream made up of regular withdrawals throughout retirement along with some portfolio growth that exceeds inflation. After the target date, the Fund is designed to balance longevity and inflation risks along with the need for some income, although it does not guarantee a particular level of income.

At the target date, the Fund’s allocation to stocks would have been approximately 55% of its assets. The Fund’s exposure to stocks will continue to decline until approximately 30 years after its target date, when its allocation to stocks will remain fixed at approximately 20% of its assets and the remainder will be invested in bonds. There are no maturity restrictions within the Fund’s overall allocation to bonds, although the bond funds in which the Fund invests may impose specific limits on maturity or credit quality. The allocations shown in the glide path are referred to as “neutral” allocations because they do not reflect any tactical decisions made by T. Rowe Price to overweight or underweight a particular asset class or sector based on its market outlook. The target allocations assigned to the broad asset classes (Stocks and
Bonds), which reflect these tactical decisions resulting from market outlook, are not expected to vary from the neutral allocations set forth in the glide path by more than plus (+) or minus (-) five percentage (5%) points.
The following table details the way the portfolio is generally expected to be allocated between the asset classes. The table also shows the expected allocations to the Underlying Funds that will be used within those asset classes. The information in the table represents the neutral allocations for the Fund as of February 1, 2020. The target allocations and actual allocations may differ. The Fund’s shareholder reports set forth its actual allocations between stock funds and bond funds and to the individual Underlying Funds. T. Rowe Price may modify the target asset allocation strategy or the selection of Underlying Funds from time to time, and may invest in other Underlying Funds, including any Underlying Funds that may be created in the future. At any given time, the Fund’s asset allocation may be affected by a variety of factors (such as, for example, whether an Underlying Fund is accepting additional investments). A description of the Underlying Funds is included in Appendix D of the Statement of Additional Information (“SAI”).
Stock Funds	41.50%
MM S&P 500 Index	21.24%
MM Select T. Rowe Price Large Cap Blend	0.00%
MM Select T. Rowe Price Small and Mid Cap Blend	6.36%
MM Select T. Rowe Price International Equity	11.83%
MM Select T. Rowe Price Real Assets	2.07%
Bond Funds	58.50%
MM Select T. Rowe Price Bond Asset	25.20%
T. Rowe Price Dynamic Global Bond	4.20%
MM Select T. Rowe Price U.S. Treasury Long-Term	3.61%
T. Rowe Price Institutional High Yield	2.52%
T. Rowe Price High Yield	1.08%
T. Rowe Price Institutional Floating Rate	0.90%
MM Select T. Rowe Price Emerging Markets Bond	4.49%
MM Select T. Rowe Price Limited Duration Inflation Focused Bond	16.50%
Because the Fund will invest in Underlying Funds advised by MML Advisers, T. Rowe Price, or their affiliates, the Fund will not invest in funds advised or sponsored by others, even if they are less expensive or have better historical performance records. T. Rowe Price will be subject to a conflict of interest in selecting Underlying Funds, because its selection of Underlying Funds might appear to be influenced by the expected effect of the

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selection on its revenues or other benefits of the selection to it. T. Rowe Price has advised the Fund that, as a fiduciary to the Fund, T. Rowe Price has a duty to put the best interests of the Fund ahead of its own interest and that, consequently, it will make investment decisions for the Fund in the best interest of the Fund to achieve the Fund’s investment objectives and not for the benefit of T. Rowe Price.
Through its investments in Underlying Funds, the Fund may be exposed to a wide range of securities and other instruments with differing characteristics (such as credit quality, duration, geography, industry, and market capitalization), including, but not limited to, equity securities of small-, mid-, or large-capitalization U.S. or non-U.S. issuers (including issuers that may only recently have become public companies), fixed income securities of U.S. or non-U.S. private or governmental issuers (including “junk” or “high yield” bonds, including securities in default), inflation-protected securities, bank loans, and short-term investments of any kind. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, real estate investment trusts (“REITs”), rights, and warrants.
An Underlying Fund may engage in foreign currency exchange transactions, including forward contracts, options on currency, futures contracts, and swap contracts, to take long or short positions in foreign currencies in order to enhance its investment return or to attempt to protect against adverse changes in currency exchange rates. An Underlying Fund may be permitted to use a wide variety of additional exchange-traded and over-the-counter derivatives, including options, futures contracts, swap contracts (including interest rate swaps, total return swaps, and credit default swaps), and hybrid instruments. An Underlying Fund may typically use these derivatives for hedging purposes, as a substitute for direct investments, to earn additional income, to gain exposure to securities or markets in which it might not be able to invest directly, or to adjust various portfolio characteristics, including the duration (interest rate volatility) of the Fund’s portfolio of debt securities. Use of derivatives by an Underlying Fund may create investment leverage.
An Underlying Fund may enter into repurchase agreement transactions. An Underlying Fund may invest in mortgage-backed or other asset-backed securities. Some investments by an Underlying Fund may be restricted as to resale or otherwise considered to be illiquid. The Fund will bear a pro rata share of the Underlying Funds’ expenses. The Fund also bears all of the risks associated with the investment strategies used by the Underlying Funds.
Principal Risks
The following are the Principal Risks of the Fund. An investment in this Fund is not guaranteed. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund, including losses near, at, or after the target date. There is no guarantee that the Fund will provide adequate income at and through your retirement. Although the descriptions below refer to the risks relating to investment activities of the Fund, many of the risks arise due to the investment activities of the Underlying Funds. Certain risks relating to instruments and strategies used in the management of the Fund are placed first. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Allocation Risk The allocation of investments among the Underlying Funds’ different investment styles, such as equity or debt securities, or U.S. or non-U.S. securities, may have a more significant effect on the Fund’s net asset value when one of these investments is performing more poorly than the other. There is no assurance that allocation decisions will result in the desired effects. The limited universe of Underlying Funds and the requirement that a significant percentage of Fund assets be invested in mutual funds advised by MML Advisers, T. Rowe Price, or their affiliates as noted in “Principal Investment Strategies” may adversely affect Fund performance.
Risk of Investment in Other Funds or Pools The Fund is indirectly exposed to all of the risks of the underlying funds, including ETFs, in which it invests, including the risk that the underlying funds will not perform as expected. The Fund indirectly pays a portion of the expenses incurred by the underlying funds.
Bank Loans Risk Many of the risks associated with bank loans are similar to the risks of investing in below investment grade debt securities. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make

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principal and interest payments on such instruments and may lead to defaults. Senior secured bank loans are typically supported by collateral; however the value of the collateral may be insufficient to cover the amount owed to the Fund, or the Fund may be prevented or delayed from realizing on the collateral. Some loans may be unsecured; unsecured loans generally present a greater risk of loss to the Fund if the issuer defaults. If the Fund relies on a third party to administer a loan, the Fund is subject to the risk that the third party will fail to perform its obligations. In addition, if the Fund holds only a participation interest in a loan made by a third party, the Fund’s receipt of payments on the loan will depend on the third party’s willingness and ability to make those payments to the Fund. The settlement time for certain loans is longer than the settlement time for many other types of investments, and the Fund may not receive the payment for a loan sold by it until well after the sale; that cash would be unavailable for payment of redemption proceeds or for reinvestment. Interests in some bank loans may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Fund believes to be a fair price.
Below Investment Grade Debt Securities Risk Below investment grade debt securities, commonly known as “junk” or “high yield” bonds, have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.
Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.
Commodities-Related Investments Risk Commodity prices (including precious metals) can be extremely volatile and exposure to commodities can cause the net asset value of the Fund’s shares to decline or fluctuate in a rapid and unpredictable manner. The values of physical commodities or commodity-linked derivative instruments may be affected by changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, international economic, political, and regulatory developments, or factors affecting a particular region, industry, or commodity. A liquid secondary market may not exist for certain commodity investments, which may make it difficult for the Fund to sell them at a desirable price or at the price at which it is carrying them.
Convertible Securities Risk Convertible securities are subject to the risks of both debt instruments and equity securities. The price of a convertible security may change in response to changes in price of the underlying equity security, the credit quality of the issuer, and interest rates. In general, the values of convertible securities tend to decline as interest rates rise and to rise when interest rates fall. A convertible security generally has less potential for gain or loss than the underlying equity security.
Credit Risk Credit risk is the risk that an issuer, guarantor, or liquidity provider of a fixed income security held by the Fund may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The Fund may also be exposed to the credit risk of its counterparty to repurchase agreements, reverse repurchase agreements, swap transactions, and other derivatives transactions, and to the counterparty’s ability or willingness to perform in accordance with the terms of the transaction. The value of such transactions to the Fund will depend on the willingness and ability of the counterparty to perform its obligations, including among other things the obligation to return collateral or margin to the Fund.
Derivatives Risk Derivatives can be highly volatile and involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect or benefit anticipated. Derivatives can also reduce the opportunity for

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gains or result in losses by offsetting positive returns in other investments. Many derivatives are traded in the over-the-counter market and not on exchanges.
Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, or investor confidence, or announcements of economic, political, or financial information.
Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Certain events, such as market or economic developments, regulatory or government actions, natural disasters, terrorist attacks, war, and other geopolitical events can have a dramatic adverse effect on the debt market and the overall liquidity of the market for fixed income securities. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. Fixed income securities are subject to interest rate risk (the risk that the value of a fixed income security will fall when interest rates rise), extension risk (the risk that the average life of a security will be extended through a slowing of principal payments), prepayment risk (the risk that a security will be prepaid and the Fund will be required to reinvest at a less favorable rate), and credit risk.
Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, industry, political, regulatory, and other conditions. Political, social, diplomatic, and economic developments, U.S. and foreign government action such as the imposition of currency or capital blockages, controls, or tariffs, economic and trade sanctions or embargoes, security suspensions, entering or exiting trade or other intergovernmental agreements, or the expropriation or nationalization of assets in a particular country, can cause dramatic declines in certain or all securities with exposure to that country and other countries. In the event of nationalization, expropriation, or other confiscation, the Fund could lose its entire foreign investment in a particular country. There may be quotas or other limits on the ability of the Fund (or clients of the Fund’s investment adviser or subadviser) to invest or maintain investments in securities of issuers in certain countries. Enforcing legal rights can be more difficult, costly, and limited in certain foreign countries, and can be particularly difficult against foreign governments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by changes in currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates. Frontier markets, a subset of emerging markets, generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to having abrupt changes in currency values, less mature markets and settlement practices, and lower trading volumes that could lead to greater price volatility and illiquidity. Non-U.S. transaction costs, such as brokerage commissions and custody costs may be higher than in the United States. In addition, foreign markets can react differently to market, economic, industry, political, regulatory, and other conditions than the U.S. market.

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Growth Company Risk The prices of growth securities are often highly sensitive to market fluctuations because of their heavy dependence on future earnings or cash flow expectations, and can be more volatile than the market in general.
Inflation Risk The value of assets or income from the Fund’s investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions.
Large Company Risk Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund’s investments in large-capitalization stocks to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Leveraging Risk Instruments and transactions, including derivatives, that create leverage may cause the value of an investment in the Fund to be more volatile, could result in larger losses than if they were not used, and tend to compound the effects of other risks.
Liquidity Risk Certain securities may be difficult (or impossible) to sell or certain positions may be difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time. The Fund may not receive the proceeds from the sale of certain investments for an extended period.
Management Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses.
Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.
Mortgage- and Asset-Backed Securities Risk Investments in mortgage- and asset-backed securities subject the Fund to credit risk, interest rate risk, extension risk, and prepayment risk, among other risks. Mortgage-backed and asset-backed securities not issued by a government agency generally involve greater credit risk than securities issued by government agencies. Payment of principal and interest generally depends on the cash flows generated by the underlying assets and the terms of the security. The types of mortgages (for example, residential or commercial mortgages) underlying securities held by the Fund may differ and be affected differently by market factors. Investments that receive only the interest portion or the principal portion of payments on the underlying assets may be highly volatile. Litigation with respect to the representations and warranties given in connection with the issuance of mortgage-backed securities can be an important consideration in investing in such securities, and the outcome of any such litigation could significantly impact the value of the Fund’s mortgage-backed investments.
Preferred Stock Risk Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, changes in interest rates may adversely affect the value of a preferred stock that pays a fixed dividend.
Real Estate Risk; REIT Risk Real estate-related investments may decline in value as a result of factors affecting the real estate industry, such as the supply of real property in certain markets, changes in zoning laws, environmental regulations and other governmental action, delays in completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, losses due to natural disasters, and local and regional market conditions. Investments in REITs may be subject to risks similar to those associated with direct investment in real estate, as well as additional risks associated with equity investments. As a shareholder in a REIT, the Fund, and indirectly the Fund’s shareholders, would bear its ratable

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share of the REIT’s expenses and would at the same time continue to pay its own fees and expenses.
Repurchase Agreement Risk  These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.
Sector Risk The Fund may allocate more of its assets to particular industries or to particular economic, market, or industry sectors than to others. This could increase the volatility of the Fund’s portfolio, and the Fund’s performance may be more susceptible to developments affecting issuers in those industries or sectors than if the Fund invested more broadly.
Small and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of small and medium-sized companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Their shares can be less liquid than those of larger companies, especially during market declines. Small and medium-sized companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.
Sovereign Debt Obligations Risk Investments in debt securities issued by governments or by government agencies and instrumentalities involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. Many sovereign debt obligations may be rated below investment grade (“junk” or “high yield” bonds). Any restructuring of a sovereign debt obligation held by the Fund will likely have a significant adverse effect on the value of the obligation. In the event of default of sovereign debt, the Fund may be unable to pursue legal action against the sovereign issuer or to realize on collateral securing the debt.
U.S. Government Securities Risk Obligations of certain U.S. Government agencies and instrumentalities are not backed by the full faith and credit of the U.S. Government, and there can be no assurance that the U.S. Government would provide financial support to such agencies and instrumentalities.
Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.
Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock the investment adviser or subadviser judges to be undervalued may actually be appropriately priced.
Performance Information
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class I shares. The table shows how the Fund’s average annual returns for 1 year, and since inception, compare with those of a broad measure of market performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.
Annual Performance
Class I Shares
Highest Quarter:	1Q ’19,	7.13%	Lowest Quarter:	3Q ’19,	0.90%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class I only. After-tax returns for other classes will vary.

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Average Annual Total Returns
(for the periods ended December 31, 2019)
		One Year	Since Inception (02/16/18)
Class I	Return Before Taxes	16.45%	6.14%
	Return After Taxes on Distributions	14.68%	4.74%
	Return After Taxes on Distributions and Sale of Fund Shares	10.40%	4.32%
Class M5	Return Before Taxes	16.29%	5.98%
Class M4	Return Before Taxes	15.94%	5.71%
Class M3	Return Before Taxes	15.71%	5.44%
S&P Target Date 2010 Index (reflects no deduction for fees, expenses, or taxes)		14.30%	5.84%
MANAGEMENT
Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)
Subadviser(s): T. Rowe Price Associates, Inc. (“T. Rowe Price”)
Portfolio Manager(s):
Jerome A. Clark, CFA is a Vice President and Portfolio Manager at T. Rowe Price. He has managed the Fund since its inception (February 2018). Effective January 1, 2021, Mr. Clark will step down as a portfolio manager.
Kimberly E. DeDominicis is a Vice President and Portfolio Manager at T. Rowe Price. She has managed the Fund since October 2019.
Andrew Jacobs van Merlen, CFA is a Vice President and Portfolio Manager at T. Rowe Price. He has managed the Fund since January 2020.
Wyatt A. Lee, CFA is a Vice President and Portfolio Manager at T. Rowe Price. He has managed the Fund since its inception (February 2018).
PURCHASE AND SALE OF FUND SHARES
Shares of the Fund are generally available to retirement plans, other institutional investors, and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone, or internet (available to certain customers).
TAX INFORMATION
The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains, unless you are an investor eligible for preferential tax treatment.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MML Advisers or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

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MassMutual Select T. Rowe Price Retirement 2015 Fund
INVESTMENT OBJECTIVE
The Fund seeks the highest total return over time consistent with an emphasis on both capital growth and income.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)
	Class I	Class M5	Class M4	Class M3
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class M5	Class M4	Class M3
Management Fees	.00%	.00%	.00%	.00%
Distribution and Service (Rule 12b-1) Fees	None	None	.25%	.50%
Other Expenses	.17%	.32%	.32%	.32%
Acquired Fund Fees and Expenses	.40%	.40%	.40%	.40%
Total Annual Fund Operating Expenses	.57%	.72%	.97%	1.22%
Expense Reimbursement	(.17%)	(.17%)	(.17%)	(.17%)
Total Annual Fund Operating Expenses after Expense Reimbursement(1)	.40%	.55%	.80%	1.05%
(1)
The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through January 31, 2021, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed .40%, .55%, .80%, and 1.05% for Classes I, M5, M4, and M3, respectively. The Total Annual Fund Operating Expenses after Expense Reimbursement shown in the above table may exceed these amounts, because, as noted in the previous sentence, certain fees and expenses are excluded from the cap. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MML Advisers.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I	$41	$166	$301	$697
Class M5	$56	$213	$384	$879
Class M4	$82	$292	$520	$1,174
Class M3	$107	$370	$654	$1,462
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 32% of the average value of its portfolio.
INVESTMENTS, RISKS, AND PERFORMANCE
Principal Investment Strategies
The Fund is a “fund of funds” and pursues its objective by investing in a diversified portfolio of other stock and bond series of both the MassMutual Select Funds and T. Rowe Price Funds that represent various asset classes and sectors (“Underlying Funds”). The Fund’s allocation between stock and bond funds will change over time in relation to its target retirement date. The Fund is subadvised by T. Rowe Price Associates, Inc. (“T. Rowe Price”). The Underlying Funds in which the Fund invests are predominantly either advised or subadvised by T. Rowe Price.
The Fund is managed based on the specific retirement year (target date 2015) included in its name and assumes a retirement age of 65. The target date refers to the approximate year an investor in the Fund would have retired and likely stopped making new investments in the Fund. The Fund is primarily designed for an investor who retired at or about the target date and who plans to withdraw the value of the account in the Fund gradually after retirement. However, if an investor

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retired earlier or later than age 65, the Fund may not be an appropriate investment even if the investor retired on or near the Fund’s target date.
Over time, the allocation to asset classes and funds will change according to a predetermined “glide path” shown in the following chart. The glide path represents the shifting of asset classes over time and shows how the Fund’s asset mix becomes more conservative-both prior to and after retirement-as time elapses. This reflects the need for reduced market risks as retirement approaches and the need for lower portfolio volatility after retiring. Although the glide path is meant to dampen the Fund’s potential volatility as retirement approaches, the Fund is not designed for a lump sum redemption at the retirement date. The Fund pursues an asset allocation strategy that promotes asset accumulation prior to retirement, but it is intended to also serve as a post-retirement investment vehicle with allocations designed to support an income stream made up of regular withdrawals throughout retirement along with some portfolio growth that exceeds inflation. After the target date, the Fund is designed to balance longevity and inflation risks along with the need for some income, although it does not guarantee a particular level of income.
At the target date, the Fund’s allocation to stocks
would have been approximately 55% of its assets. The Fund’s exposure to stocks will continue to decline until approximately 30 years after its target date, when its allocation to stocks will remain fixed at approximately 20% of its assets and the remainder will be invested in bonds. There are no maturity restrictions within the Fund’s overall allocation to bonds, although the bond funds in which the Fund invests may impose specific limits on maturity or credit quality. The allocations shown in the glide path are referred to as “neutral” allocations because they do not reflect any tactical decisions made by T. Rowe Price to overweight or underweight a particular asset class or sector based on its market outlook. The target allocations assigned to the broad asset classes (Stocks and

Bonds), which reflect these tactical decisions resulting from market outlook, are not expected to vary from the neutral allocations set forth in the glide path by more than plus (+) or minus (-) five percentage (5%) points.
The following table details the way the portfolio is generally expected to be allocated between the asset classes. The table also shows the expected allocations to the Underlying Funds that will be used within those asset classes. The information in the table represents the neutral allocations for the Fund as of February 1, 2020. The target allocations and actual allocations may differ. The Fund’s shareholder reports set forth its actual allocations between stock funds and bond funds and to the individual Underlying Funds. T. Rowe Price may modify the target asset allocation strategy or the selection of Underlying Funds from time to time, and may invest in other Underlying Funds, including any Underlying Funds that may be created in the future. At any given time, the Fund’s asset allocation may be affected by a variety of factors (such as, for example, whether an Underlying Fund is accepting additional investments). A description of the Underlying Funds is included in Appendix D of the Statement of Additional Information (“SAI”).
Stock Funds	48.50%
MM S&P 500 Index	18.63%
MM Select T. Rowe Price Large Cap Blend	6.20%
MM Select T. Rowe Price Small and Mid Cap Blend	7.43%
MM Select T. Rowe Price International Equity	13.82%
MM Select T. Rowe Price Real Assets	2.42%
Bond Funds	51.50%
MM Select T. Rowe Price Bond Asset	22.81%
T. Rowe Price Dynamic Global Bond	3.80%
MM Select T. Rowe Price U.S. Treasury Long-Term	3.57%
T. Rowe Price Institutional High Yield	2.19%
T. Rowe Price High Yield	0.94%
T. Rowe Price Institutional Floating Rate	0.78%
MM Select T. Rowe Price Emerging Markets Bond	3.91%
MM Select T. Rowe Price Limited Duration Inflation Focused Bond	13.50%
Because the Fund will invest in Underlying Funds advised by MML Advisers, T. Rowe Price, or their affiliates, the Fund will not invest in funds advised or sponsored by others, even if they are less expensive or have better historical performance records. T. Rowe Price will be subject to a conflict of interest in selecting Underlying Funds, because its selection of Underlying Funds might appear to be influenced by the expected effect of the

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selection on its revenues or other benefits of the selection to it. T. Rowe Price has advised the Fund that, as a fiduciary to the Fund, T. Rowe Price has a duty to put the best interests of the Fund ahead of its own interest and that, consequently, it will make investment decisions for the Fund in the best interest of the Fund to achieve the Fund’s investment objectives and not for the benefit of T. Rowe Price.
Through its investments in Underlying Funds, the Fund may be exposed to a wide range of securities and other instruments with differing characteristics (such as credit quality, duration, geography, industry, and market capitalization), including, but not limited to, equity securities of small-, mid-, or large-capitalization U.S. or non-U.S. issuers (including issuers that may only recently have become public companies), fixed income securities of U.S. or non-U.S. private or governmental issuers (including “junk” or “high yield” bonds, including securities in default), inflation-protected securities, bank loans, and short-term investments of any kind. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, real estate investment trusts (“REITs”), rights, and warrants.
An Underlying Fund may engage in foreign currency exchange transactions, including forward contracts, options on currency, futures contracts, and swap contracts, to take long or short positions in foreign currencies in order to enhance its investment return or to attempt to protect against adverse changes in currency exchange rates. An Underlying Fund may be permitted to use a wide variety of additional exchange-traded and over-the-counter derivatives, including options, futures contracts, swap contracts (including interest rate swaps, total return swaps, and credit default swaps), and hybrid instruments. An Underlying Fund may typically use these derivatives for hedging purposes, as a substitute for direct investments, to earn additional income, to gain exposure to securities or markets in which it might not be able to invest directly, or to adjust various portfolio characteristics, including the duration (interest rate volatility) of the Fund’s portfolio of debt securities. Use of derivatives by an Underlying Fund may create investment leverage.
An Underlying Fund may enter into repurchase agreement transactions. An Underlying Fund may invest in mortgage-backed or other asset-backed securities. Some investments by an Underlying Fund may be restricted as to resale or otherwise considered to be illiquid. The Fund will bear a pro rata share of the Underlying Funds’ expenses. The Fund also bears all of the risks associated with the investment strategies used by the Underlying Funds.
Principal Risks
The following are the Principal Risks of the Fund. An investment in this Fund is not guaranteed. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund, including losses near, at, or after the target date. There is no guarantee that the Fund will provide adequate income at and through your retirement. Although the descriptions below refer to the risks relating to investment activities of the Fund, many of the risks arise due to the investment activities of the Underlying Funds. Certain risks relating to instruments and strategies used in the management of the Fund are placed first. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Allocation Risk The allocation of investments among the Underlying Funds’ different investment styles, such as equity or debt securities, or U.S. or non-U.S. securities, may have a more significant effect on the Fund’s net asset value when one of these investments is performing more poorly than the other. There is no assurance that allocation decisions will result in the desired effects. The limited universe of Underlying Funds and the requirement that a significant percentage of Fund assets be invested in mutual funds advised by MML Advisers, T. Rowe Price, or their affiliates as noted in “Principal Investment Strategies” may adversely affect Fund performance.
Risk of Investment in Other Funds or Pools The Fund is indirectly exposed to all of the risks of the underlying funds, including ETFs, in which it invests, including the risk that the underlying funds will not perform as expected. The Fund indirectly pays a portion of the expenses incurred by the underlying funds.
Bank Loans Risk Many of the risks associated with bank loans are similar to the risks of investing in below investment grade debt securities. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make

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principal and interest payments on such instruments and may lead to defaults. Senior secured bank loans are typically supported by collateral; however the value of the collateral may be insufficient to cover the amount owed to the Fund, or the Fund may be prevented or delayed from realizing on the collateral. Some loans may be unsecured; unsecured loans generally present a greater risk of loss to the Fund if the issuer defaults. If the Fund relies on a third party to administer a loan, the Fund is subject to the risk that the third party will fail to perform its obligations. In addition, if the Fund holds only a participation interest in a loan made by a third party, the Fund’s receipt of payments on the loan will depend on the third party’s willingness and ability to make those payments to the Fund. The settlement time for certain loans is longer than the settlement time for many other types of investments, and the Fund may not receive the payment for a loan sold by it until well after the sale; that cash would be unavailable for payment of redemption proceeds or for reinvestment. Interests in some bank loans may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Fund believes to be a fair price.
Below Investment Grade Debt Securities Risk Below investment grade debt securities, commonly known as “junk” or “high yield” bonds, have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.
Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.
Commodities-Related Investments Risk Commodity prices (including precious metals) can be extremely volatile and exposure to commodities can cause the net asset value of the Fund’s shares to decline or fluctuate in a rapid and unpredictable manner. The values of physical commodities or commodity-linked derivative instruments may be affected by changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, international economic, political, and regulatory developments, or factors affecting a particular region, industry, or commodity. A liquid secondary market may not exist for certain commodity investments, which may make it difficult for the Fund to sell them at a desirable price or at the price at which it is carrying them.
Convertible Securities Risk Convertible securities are subject to the risks of both debt instruments and equity securities. The price of a convertible security may change in response to changes in price of the underlying equity security, the credit quality of the issuer, and interest rates. In general, the values of convertible securities tend to decline as interest rates rise and to rise when interest rates fall. A convertible security generally has less potential for gain or loss than the underlying equity security.
Credit Risk Credit risk is the risk that an issuer, guarantor, or liquidity provider of a fixed income security held by the Fund may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The Fund may also be exposed to the credit risk of its counterparty to repurchase agreements, reverse repurchase agreements, swap transactions, and other derivatives transactions, and to the counterparty’s ability or willingness to perform in accordance with the terms of the transaction. The value of such transactions to the Fund will depend on the willingness and ability of the counterparty to perform its obligations, including among other things the obligation to return collateral or margin to the Fund.
Derivatives Risk Derivatives can be highly volatile and involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect or benefit anticipated. Derivatives can also reduce the opportunity for

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gains or result in losses by offsetting positive returns in other investments. Many derivatives are traded in the over-the-counter market and not on exchanges.
Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, or investor confidence, or announcements of economic, political, or financial information.
Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Certain events, such as market or economic developments, regulatory or government actions, natural disasters, terrorist attacks, war, and other geopolitical events can have a dramatic adverse effect on the debt market and the overall liquidity of the market for fixed income securities. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. Fixed income securities are subject to interest rate risk (the risk that the value of a fixed income security will fall when interest rates rise), extension risk (the risk that the average life of a security will be extended through a slowing of principal payments), prepayment risk (the risk that a security will be prepaid and the Fund will be required to reinvest at a less favorable rate), and credit risk.
Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, industry, political, regulatory, and other conditions. Political, social, diplomatic, and economic developments, U.S. and foreign government action such as the imposition of currency or capital blockages, controls, or tariffs, economic and trade sanctions or embargoes, security suspensions, entering or exiting trade or other intergovernmental agreements, or the expropriation or nationalization of assets in a particular country, can cause dramatic declines in certain or all securities with exposure to that country and other countries. In the event of nationalization, expropriation, or other confiscation, the Fund could lose its entire foreign investment in a particular country. There may be quotas or other limits on the ability of the Fund (or clients of the Fund’s investment adviser or subadviser) to invest or maintain investments in securities of issuers in certain countries. Enforcing legal rights can be more difficult, costly, and limited in certain foreign countries, and can be particularly difficult against foreign governments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by changes in currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates. Frontier markets, a subset of emerging markets, generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to having abrupt changes in currency values, less mature markets and settlement practices, and lower trading volumes that could lead to greater price volatility and illiquidity. Non-U.S. transaction costs, such as brokerage commissions and custody costs may be higher than in the United States. In addition, foreign markets can react differently to market, economic, industry, political, regulatory, and other conditions than the U.S. market.

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Growth Company Risk The prices of growth securities are often highly sensitive to market fluctuations because of their heavy dependence on future earnings or cash flow expectations, and can be more volatile than the market in general.
Inflation Risk The value of assets or income from the Fund’s investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions.
Large Company Risk Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund’s investments in large-capitalization stocks to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Leveraging Risk Instruments and transactions, including derivatives, that create leverage may cause the value of an investment in the Fund to be more volatile, could result in larger losses than if they were not used, and tend to compound the effects of other risks.
Liquidity Risk Certain securities may be difficult (or impossible) to sell or certain positions may be difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time. The Fund may not receive the proceeds from the sale of certain investments for an extended period.
Management Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses.
Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.
Mortgage- and Asset-Backed Securities Risk Investments in mortgage- and asset-backed securities subject the Fund to credit risk, interest rate risk, extension risk, and prepayment risk, among other risks. Mortgage-backed and asset-backed securities not issued by a government agency generally involve greater credit risk than securities issued by government agencies. Payment of principal and interest generally depends on the cash flows generated by the underlying assets and the terms of the security. The types of mortgages (for example, residential or commercial mortgages) underlying securities held by the Fund may differ and be affected differently by market factors. Investments that receive only the interest portion or the principal portion of payments on the underlying assets may be highly volatile. Litigation with respect to the representations and warranties given in connection with the issuance of mortgage-backed securities can be an important consideration in investing in such securities, and the outcome of any such litigation could significantly impact the value of the Fund’s mortgage-backed investments.
Preferred Stock Risk Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, changes in interest rates may adversely affect the value of a preferred stock that pays a fixed dividend.
Real Estate Risk; REIT Risk Real estate-related investments may decline in value as a result of factors affecting the real estate industry, such as the supply of real property in certain markets, changes in zoning laws, environmental regulations and other governmental action, delays in completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, losses due to natural disasters, and local and regional market conditions. Investments in REITs may be subject to risks similar to those associated with direct investment in real estate, as well as additional risks associated with equity investments. As a shareholder in a REIT, the Fund, and indirectly the Fund’s shareholders, would bear its ratable

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share of the REIT’s expenses and would at the same time continue to pay its own fees and expenses.
Repurchase Agreement Risk  These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.
Sector Risk The Fund may allocate more of its assets to particular industries or to particular economic, market, or industry sectors than to others. This could increase the volatility of the Fund’s portfolio, and the Fund’s performance may be more susceptible to developments affecting issuers in those industries or sectors than if the Fund invested more broadly.
Small and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of small and medium-sized companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Their shares can be less liquid than those of larger companies, especially during market declines. Small and medium-sized companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.
Sovereign Debt Obligations Risk Investments in debt securities issued by governments or by government agencies and instrumentalities involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. Many sovereign debt obligations may be rated below investment grade (“junk” or “high yield” bonds). Any restructuring of a sovereign debt obligation held by the Fund will likely have a significant adverse effect on the value of the obligation. In the event of default of sovereign debt, the Fund may be unable to pursue legal action against the sovereign issuer or to realize on collateral securing the debt.
U.S. Government Securities Risk Obligations of certain U.S. Government agencies and instrumentalities are not backed by the full faith and credit of the U.S. Government, and there can be no assurance that the U.S. Government would provide financial support to such agencies and instrumentalities.
Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.
Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock the investment adviser or subadviser judges to be undervalued may actually be appropriately priced.
Performance Information
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class I shares. The table shows how the Fund’s average annual returns for 1 year, and since inception, compare with those of a broad measure of market performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.
Annual Performance
Class I Shares
Highest Quarter:	1Q ’19,	7.91%	Lowest Quarter:	3Q ’19,	0.84%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class I only. After-tax returns for other classes will vary.

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Average Annual Total Returns
(for the periods ended December 31, 2019)
		One Year	Since Inception (02/16/18)
Class I	Return Before Taxes	17.75%	6.22%
	Return After Taxes on Distributions	16.14%	4.94%
	Return After Taxes on Distributions and Sale of Fund Shares	11.12%	4.41%
Class M5	Return Before Taxes	17.51%	6.06%
Class M4	Return Before Taxes	17.17%	5.78%
Class M3	Return Before Taxes	16.91%	5.52%
S&P Target Date 2015 Index (reflects no deduction for fees, expenses, or taxes)		15.40%	5.97%
MANAGEMENT
Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)
Subadviser(s): T. Rowe Price Associates, Inc. (“T. Rowe Price”)
Portfolio Manager(s):
Jerome A. Clark, CFA is a Vice President and Portfolio Manager at T. Rowe Price. He has managed the Fund since its inception (February 2018). Effective January 1, 2021, Mr. Clark will step down as a portfolio manager.
Kimberly E. DeDominicis is a Vice President and Portfolio Manager at T. Rowe Price. She has managed the Fund since October 2019.
Andrew Jacobs van Merlen, CFA is a Vice President and Portfolio Manager at T. Rowe Price. He has managed the Fund since January 2020.
Wyatt A. Lee, CFA is a Vice President and Portfolio Manager at T. Rowe Price. He has managed the Fund since its inception (February 2018).
PURCHASE AND SALE OF FUND SHARES
Shares of the Fund are generally available to retirement plans, other institutional investors, and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone, or internet (available to certain customers).
TAX INFORMATION
The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains, unless you are an investor eligible for preferential tax treatment.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MML Advisers or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

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MassMutual Select T. Rowe Price Retirement 2020 Fund
INVESTMENT OBJECTIVE
The Fund seeks the highest total return over time consistent with an emphasis on both capital growth and income.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)
	Class I	Class M5	Class M4	Class M3
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class M5	Class M4	Class M3
Management Fees	.00%	.00%	.00%	.00%
Distribution and Service (Rule 12b-1) Fees	None	None	.25%	.50%
Other Expenses	.05%	.20%	.20%	.20%
Acquired Fund Fees and Expenses	.43%	.43%	.43%	.43%
Total Annual Fund Operating Expenses	.48%	.63%	.88%	1.13%
Expense Reimbursement	(.05%)	(.05%)	(.05%)	(.05%)
Total Annual Fund Operating Expenses after Expense Reimbursement(1)	.43%	.58%	.83%	1.08%
(1)
The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through January 31, 2021, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed .43%, .58%, .83%, and 1.08% for Classes I, M5, M4, and M3, respectively. The Total Annual Fund Operating Expenses after Expense Reimbursement shown in the above table may exceed these amounts, because, as noted in the previous sentence, certain fees and expenses are excluded from the cap. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MML Advisers.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I	$44	$149	$264	$599
Class M5	$59	$197	$346	$782
Class M4	$85	$276	$483	$1,080
Class M3	$110	$354	$617	$1,370
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 19% of the average value of its portfolio.
INVESTMENTS, RISKS, AND PERFORMANCE
Principal Investment Strategies
The Fund is a “fund of funds” and pursues its objective by investing in a diversified portfolio of other stock and bond series of both the MassMutual Select Funds and T. Rowe Price Funds that represent various asset classes and sectors (“Underlying Funds”). The Fund’s allocation between stock and bond funds will change over time in relation to its target retirement date. The Fund is subadvised by T. Rowe Price Associates, Inc. (“T. Rowe Price”). The Underlying Funds in which the Fund invests are predominantly either advised or subadvised by T. Rowe Price.
The Fund is managed based on the specific retirement year (target date 2020) included in its name and assumes a retirement age of 65. The target date refers to the approximate year an investor in the Fund would plan to retire and likely stop making new investments in the Fund. The Fund is primarily designed for an investor who anticipates retiring at or about the target date and who plans to withdraw the value of the account in the Fund gradually after retirement. However, if

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an investor retires earlier or later than age 65, the Fund may not be an appropriate investment even if the investor retires on or near the Fund’s target date.
Over time, the allocation to asset classes and funds will change according to a predetermined “glide path” shown in the following chart. The glide path represents the shifting of asset classes over time and shows how the Fund’s asset mix becomes more conservative-both prior to and after retirement-as time elapses. This reflects the need for reduced market risks as retirement approaches and the need for lower portfolio volatility after retiring. Although the glide path is meant to dampen the Fund’s potential volatility as retirement approaches, the Fund is not designed for a lump sum redemption at the retirement date. The Fund pursues an asset allocation strategy that promotes asset accumulation prior to retirement, but it is intended to also serve as a post-retirement investment vehicle with allocations designed to support an income stream made up of regular withdrawals throughout retirement along with some portfolio growth that exceeds inflation. After the target date, the Fund is designed to balance longevity and inflation risks along with the need for some income, although it does not guarantee a particular level of income.
At the target date, the Fund’s allocation to stocks
is anticipated to be approximately 55% of its assets. The Fund’s exposure to stocks will continue to decline until approximately 30 years after its target date, when its allocation to stocks will remain fixed at approximately 20% of its assets and the remainder will be invested in bonds. There are no maturity restrictions within the Fund’s overall allocation to bonds, although the bond funds in which the Fund invests may impose specific limits on maturity or credit quality. The allocations shown in the glide path are referred to as “neutral” allocations because they do not reflect any tactical decisions made by T. Rowe Price to overweight or underweight a particular asset class or sector based on its market outlook. The target allocations assigned to the broad asset classes (Stocks and Bonds), which reflect these tactical decisions resulting from market outlook, are not expected to vary from the neutral allocations set forth in the glide path by more than plus (+) or minus (-) five percentage (5%) points.
The following table details the way the portfolio is generally expected to be allocated between the asset classes. The table also shows the expected allocations to the Underlying Funds that will be used within those asset classes. The information in the table represents the neutral allocations for the Fund as of February 1, 2020. The target allocations and actual allocations may differ. The Fund’s shareholder reports set forth its actual allocations between stock funds and bond funds and to the individual Underlying Funds. T. Rowe Price may modify the target asset allocation strategy or the selection of Underlying Funds from time to time, and may invest in other Underlying Funds, including any Underlying Funds that may be created in the future. At any given time, the Fund’s asset allocation may be affected by a variety of factors (such as, for example, whether an Underlying Fund is accepting additional investments). A description of the Underlying Funds is included in Appendix D of the Statement of Additional Information (“SAI”).
Stock Funds	58.00%
MM S&P 500 Index	18.25%
MM Select T. Rowe Price Large Cap Blend	11.46%
MM Select T. Rowe Price Small and Mid Cap Blend	8.86%
MM Select T. Rowe Price International Equity	16.53%
MM Select T. Rowe Price Real Assets	2.90%
Bond Funds	42.00%
MM Select T. Rowe Price Bond Asset	20.10%
T. Rowe Price Dynamic Global Bond	3.35%
MM Select T. Rowe Price U.S. Treasury Long-Term	3.48%
T. Rowe Price Institutional High Yield	1.84%
T. Rowe Price High Yield	0.79%
T. Rowe Price Institutional Floating Rate	0.66%
MM Select T. Rowe Price Emerging Markets Bond	3.28%
MM Select T. Rowe Price Limited Duration Inflation Focused Bond	8.50%
Because the Fund will invest in Underlying Funds advised by MML Advisers, T. Rowe Price, or their affiliates, the Fund will not invest in funds advised or sponsored by others, even if they are less expensive or have better historical performance records. T. Rowe Price will be subject to a conflict of interest in selecting Underlying Funds, because its selection of Underlying Funds might appear

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to be influenced by the expected effect of the selection on its revenues or other benefits of the selection to it. T. Rowe Price has advised the Fund that, as a fiduciary to the Fund, T. Rowe Price has a duty to put the best interests of the Fund ahead of its own interest and that, consequently, it will make investment decisions for the Fund in the best interest of the Fund to achieve the Fund’s investment objectives and not for the benefit of T. Rowe Price.
Through its investments in Underlying Funds, the Fund may be exposed to a wide range of securities and other instruments with differing characteristics (such as credit quality, duration, geography, industry, and market capitalization), including, but not limited to, equity securities of small-, mid-, or large-capitalization U.S. or non-U.S. issuers (including issuers that may only recently have become public companies), fixed income securities of U.S. or non-U.S. private or governmental issuers (including “junk” or “high yield” bonds, including securities in default), inflation-protected securities, bank loans, and short-term investments of any kind. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, real estate investment trusts (“REITs”), rights, and warrants.
An Underlying Fund may engage in foreign currency exchange transactions, including forward contracts, options on currency, futures contracts, and swap contracts, to take long or short positions in foreign currencies in order to enhance its investment return or to attempt to protect against adverse changes in currency exchange rates. An Underlying Fund may be permitted to use a wide variety of additional exchange-traded and over-the-counter derivatives, including options, futures contracts, swap contracts (including interest rate swaps, total return swaps, and credit default swaps), and hybrid instruments. An Underlying Fund may typically use these derivatives for hedging purposes, as a substitute for direct investments, to earn additional income, to gain exposure to securities or markets in which it might not be able to invest directly, or to adjust various portfolio characteristics, including the duration (interest rate volatility) of the Fund’s portfolio of debt securities. Use of derivatives by an Underlying Fund may create investment leverage.
An Underlying Fund may enter into repurchase agreement transactions. An Underlying Fund may invest in mortgage-backed or other asset-backed securities. Some investments by an Underlying Fund may be restricted as to resale or otherwise considered to be illiquid. The Fund will bear a pro rata share of the Underlying Funds’ expenses. The Fund also bears all of the risks associated with the investment strategies used by the Underlying Funds.
Principal Risks
The following are the Principal Risks of the Fund. An investment in this Fund is not guaranteed. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund, including losses near, at, or after the target date. There is no guarantee that the Fund will provide adequate income at and through your retirement. Although the descriptions below refer to the risks relating to investment activities of the Fund, many of the risks arise due to the investment activities of the Underlying Funds. Certain risks relating to instruments and strategies used in the management of the Fund are placed first. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Allocation Risk The allocation of investments among the Underlying Funds’ different investment styles, such as equity or debt securities, or U.S. or non-U.S. securities, may have a more significant effect on the Fund’s net asset value when one of these investments is performing more poorly than the other. There is no assurance that allocation decisions will result in the desired effects. The limited universe of Underlying Funds and the requirement that a significant percentage of Fund assets be invested in mutual funds advised by MML Advisers, T. Rowe Price, or their affiliates as noted in “Principal Investment Strategies” may adversely affect Fund performance.
Risk of Investment in Other Funds or Pools The Fund is indirectly exposed to all of the risks of the underlying funds, including ETFs, in which it invests, including the risk that the underlying funds will not perform as expected. The Fund indirectly pays a portion of the expenses incurred by the underlying funds.
Bank Loans Risk Many of the risks associated with bank loans are similar to the risks of investing in below investment grade debt securities. Changes in the financial condition of the borrower or economic conditions or other circumstances may

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reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. Senior secured bank loans are typically supported by collateral; however the value of the collateral may be insufficient to cover the amount owed to the Fund, or the Fund may be prevented or delayed from realizing on the collateral. Some loans may be unsecured; unsecured loans generally present a greater risk of loss to the Fund if the issuer defaults. If the Fund relies on a third party to administer a loan, the Fund is subject to the risk that the third party will fail to perform its obligations. In addition, if the Fund holds only a participation interest in a loan made by a third party, the Fund’s receipt of payments on the loan will depend on the third party’s willingness and ability to make those payments to the Fund. The settlement time for certain loans is longer than the settlement time for many other types of investments, and the Fund may not receive the payment for a loan sold by it until well after the sale; that cash would be unavailable for payment of redemption proceeds or for reinvestment. Interests in some bank loans may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Fund believes to be a fair price.
Below Investment Grade Debt Securities Risk Below investment grade debt securities, commonly known as “junk” or “high yield” bonds, have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.
Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.
Commodities-Related Investments Risk Commodity prices (including precious metals) can be extremely volatile and exposure to commodities can cause the net asset value of the Fund’s shares to decline or fluctuate in a rapid and unpredictable manner. The values of physical commodities or commodity-linked derivative instruments may be affected by changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, international economic, political, and regulatory developments, or factors affecting a particular region, industry, or commodity. A liquid secondary market may not exist for certain commodity investments, which may make it difficult for the Fund to sell them at a desirable price or at the price at which it is carrying them.
Convertible Securities Risk Convertible securities are subject to the risks of both debt instruments and equity securities. The price of a convertible security may change in response to changes in price of the underlying equity security, the credit quality of the issuer, and interest rates. In general, the values of convertible securities tend to decline as interest rates rise and to rise when interest rates fall. A convertible security generally has less potential for gain or loss than the underlying equity security.
Credit Risk Credit risk is the risk that an issuer, guarantor, or liquidity provider of a fixed income security held by the Fund may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The Fund may also be exposed to the credit risk of its counterparty to repurchase agreements, reverse repurchase agreements, swap transactions, and other derivatives transactions, and to the counterparty’s ability or willingness to perform in accordance with the terms of the transaction. The value of such transactions to the Fund will depend on the willingness and ability of the counterparty to perform its obligations, including among other things the obligation to return collateral or margin to the Fund.
Derivatives Risk Derivatives can be highly volatile and involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect or benefit anticipated.

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Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Many derivatives are traded in the over-the-counter market and not on exchanges.
Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, or investor confidence, or announcements of economic, political, or financial information.
Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Certain events, such as market or economic developments, regulatory or government actions, natural disasters, terrorist attacks, war, and other geopolitical events can have a dramatic adverse effect on the debt market and the overall liquidity of the market for fixed income securities. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. Fixed income securities are subject to interest rate risk (the risk that the value of a fixed income security will fall when interest rates rise), extension risk (the risk that the average life of a security will be extended through a slowing of principal payments), prepayment risk (the risk that a security will be prepaid and the Fund will be required to reinvest at a less favorable rate), and credit risk.
Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, industry, political, regulatory, and other conditions. Political, social, diplomatic, and economic developments, U.S. and foreign government action such as the imposition of currency or capital blockages, controls, or tariffs, economic and trade sanctions or embargoes, security suspensions, entering or exiting trade or other intergovernmental agreements, or the expropriation or nationalization of assets in a particular country, can cause dramatic declines in certain or all securities with exposure to that country and other countries. In the event of nationalization, expropriation, or other confiscation, the Fund could lose its entire foreign investment in a particular country. There may be quotas or other limits on the ability of the Fund (or clients of the Fund’s investment adviser or subadviser) to invest or maintain investments in securities of issuers in certain countries. Enforcing legal rights can be more difficult, costly, and limited in certain foreign countries, and can be particularly difficult against foreign governments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by changes in currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates. Frontier markets, a subset of emerging markets, generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to having abrupt changes in currency values, less mature markets and settlement practices, and lower trading volumes that could lead to greater price volatility and illiquidity. Non-U.S. transaction costs, such as brokerage commissions and custody costs may be higher than in the United States. In addition, foreign markets can react differently to market, economic, industry, political, regulatory, and other conditions than the U.S. market.

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Growth Company Risk The prices of growth securities are often highly sensitive to market fluctuations because of their heavy dependence on future earnings or cash flow expectations, and can be more volatile than the market in general.
Inflation Risk The value of assets or income from the Fund’s investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions.
Large Company Risk Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund’s investments in large-capitalization stocks to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Leveraging Risk Instruments and transactions, including derivatives, that create leverage may cause the value of an investment in the Fund to be more volatile, could result in larger losses than if they were not used, and tend to compound the effects of other risks.
Liquidity Risk Certain securities may be difficult (or impossible) to sell or certain positions may be difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time. The Fund may not receive the proceeds from the sale of certain investments for an extended period.
Management Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses.
Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.
Mortgage- and Asset-Backed Securities Risk Investments in mortgage- and asset-backed securities subject the Fund to credit risk, interest rate risk, extension risk, and prepayment risk, among other risks. Mortgage-backed and asset-backed securities not issued by a government agency generally involve greater credit risk than securities issued by government agencies. Payment of principal and interest generally depends on the cash flows generated by the underlying assets and the terms of the security. The types of mortgages (for example, residential or commercial mortgages) underlying securities held by the Fund may differ and be affected differently by market factors. Investments that receive only the interest portion or the principal portion of payments on the underlying assets may be highly volatile. Litigation with respect to the representations and warranties given in connection with the issuance of mortgage-backed securities can be an important consideration in investing in such securities, and the outcome of any such litigation could significantly impact the value of the Fund’s mortgage-backed investments.
Preferred Stock Risk Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, changes in interest rates may adversely affect the value of a preferred stock that pays a fixed dividend.
Real Estate Risk; REIT Risk Real estate-related investments may decline in value as a result of factors affecting the real estate industry, such as the supply of real property in certain markets, changes in zoning laws, environmental regulations and other governmental action, delays in completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, losses due to natural disasters, and local and regional market conditions. Investments in REITs may be subject to risks similar to those associated with direct investment in real estate, as well as additional risks associated with equity investments. As a shareholder in a REIT, the Fund, and indirectly the Fund’s shareholders, would bear its ratable

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share of the REIT’s expenses and would at the same time continue to pay its own fees and expenses.
Repurchase Agreement Risk  These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.
Sector Risk The Fund may allocate more of its assets to particular industries or to particular economic, market, or industry sectors than to others. This could increase the volatility of the Fund’s portfolio, and the Fund’s performance may be more susceptible to developments affecting issuers in those industries or sectors than if the Fund invested more broadly.
Small and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of small and medium-sized companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Their shares can be less liquid than those of larger companies, especially during market declines. Small and medium-sized companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.
Sovereign Debt Obligations Risk Investments in debt securities issued by governments or by government agencies and instrumentalities involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. Many sovereign debt obligations may be rated below investment grade (“junk” or “high yield” bonds). Any restructuring of a sovereign debt obligation held by the Fund will likely have a significant adverse effect on the value of the obligation. In the event of default of sovereign debt, the Fund may be unable to pursue legal action against the sovereign issuer or to realize on collateral securing the debt.
U.S. Government Securities Risk Obligations of certain U.S. Government agencies and instrumentalities are not backed by the full faith and credit of the U.S. Government, and there can be no assurance that the U.S. Government would provide financial support to such agencies and instrumentalities.
Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.
Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock the investment adviser or subadviser judges to be undervalued may actually be appropriately priced.
Performance Information
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class I shares. The table shows how the Fund’s average annual returns for 1 year, and since inception, compare with those of a broad measure of market performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.
Annual Performance
Class I Shares
Highest Quarter:	1Q ’19,	8.95%	Lowest Quarter:	3Q ’19,	0.77%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class I only. After-tax returns for other classes will vary.

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Average Annual Total Returns
(for the periods ended December 31, 2019)
		One Year	Since Inception (02/16/18)
Class I	Return Before Taxes	19.68%	6.47%
	Return After Taxes on Distributions	18.16%	5.27%
	Return After Taxes on Distributions and Sale of Fund Shares	12.31%	4.66%
Class M5	Return Before Taxes	19.52%	6.32%
Class M4	Return Before Taxes	19.15%	6.03%
Class M3	Return Before Taxes	18.89%	5.78%
S&P Target Date 2020 Index (reflects no deduction for fees, expenses, or taxes)		16.52%	6.14%
MANAGEMENT
Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)
Subadviser(s): T. Rowe Price Associates, Inc. (“T. Rowe Price”)
Portfolio Manager(s):
Jerome A. Clark, CFA is a Vice President and Portfolio Manager at T. Rowe Price. He has managed the Fund since its inception (February 2018). Effective January 1, 2021, Mr. Clark will step down as a portfolio manager.
Kimberly E. DeDominicis is a Vice President and Portfolio Manager at T. Rowe Price. She has managed the Fund since October 2019.
Andrew Jacobs van Merlen, CFA is a Vice President and Portfolio Manager at T. Rowe Price. He has managed the Fund since January 2020.
Wyatt A. Lee, CFA is a Vice President and Portfolio Manager at T. Rowe Price. He has managed the Fund since its inception (February 2018).
PURCHASE AND SALE OF FUND SHARES
Shares of the Fund are generally available to retirement plans, other institutional investors, and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone, or internet (available to certain customers).
TAX INFORMATION
The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains, unless you are an investor eligible for preferential tax treatment.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MML Advisers or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

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MassMutual Select T. Rowe Price Retirement 2025 Fund
INVESTMENT OBJECTIVE
The Fund seeks the highest total return over time consistent with an emphasis on both capital growth and income.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)
	Class I	Class M5	Class M4	Class M3
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class M5	Class M4	Class M3
Management Fees	.00%	.00%	.00%	.00%
Distribution and Service (Rule 12b-1) Fees	None	None	.25%	.50%
Other Expenses	.06%	.21%	.21%	.21%
Acquired Fund Fees and Expenses	.47%	.47%	.47%	.47%
Total Annual Fund Operating Expenses	.53%	.68%	.93%	1.18%
Expense Reimbursement	(.06%)	(.06%)	(.06%)	(.06%)
Total Annual Fund Operating Expenses after Expense Reimbursement(1)	.47%	.62%	.87%	1.12%
(1)
The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through January 31, 2021, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed .47%, .62%, .87%, and 1.12% for Classes I, M5, M4, and M3, respectively. The Total Annual Fund Operating Expenses after Expense Reimbursement shown in the above table may exceed these amounts, because, as noted in the previous sentence, certain fees and expenses are excluded from the cap. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MML Advisers.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I	$48	$164	$290	$659
Class M5	$63	$212	$373	$841
Class M4	$89	$290	$509	$1,138
Class M3	$114	$369	$643	$1,426
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 14% of the average value of its portfolio.
INVESTMENTS, RISKS, AND PERFORMANCE
Principal Investment Strategies
The Fund is a “fund of funds” and pursues its objective by investing in a diversified portfolio of other stock and bond series of both the MassMutual Select Funds and T. Rowe Price Funds that represent various asset classes and sectors (“Underlying Funds”). The Fund’s allocation between stock and bond funds will change over time in relation to its target retirement date. The Fund is subadvised by T. Rowe Price Associates, Inc. (“T. Rowe Price”). The Underlying Funds in which the Fund invests are predominantly either advised or subadvised by T. Rowe Price.
The Fund is managed based on the specific retirement year (target date 2025) included in its name and assumes a retirement age of 65. The target date refers to the approximate year an investor in the Fund would plan to retire and likely stop making new investments in the Fund. The Fund is primarily designed for an investor who anticipates retiring at or about the target date and who plans to withdraw the value of the account in the Fund gradually after retirement. However, if

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an investor retires earlier or later than age 65, the Fund may not be an appropriate investment even if the investor retires on or near the Fund’s target date.
Over time, the allocation to asset classes and funds will change according to a predetermined “glide path” shown in the following chart. The glide path represents the shifting of asset classes over time and shows how the Fund’s asset mix becomes more conservative-both prior to and after retirement-as time elapses. This reflects the need for reduced market risks as retirement approaches and the need for lower portfolio volatility after retiring. Although the glide path is meant to dampen the Fund’s potential volatility as retirement approaches, the Fund is not designed for a lump sum redemption at the retirement date. The Fund pursues an asset allocation strategy that promotes asset accumulation prior to retirement, but it is intended to also serve as a post-retirement investment vehicle with allocations designed to support an income stream made up of regular withdrawals throughout retirement along with some portfolio growth that exceeds inflation. After the target date, the Fund is designed to balance longevity and inflation risks along with the need for some income, although it does not guarantee a particular level of income.
At the target date, the Fund’s allocation to stocks
is anticipated to be approximately 55% of its assets. The Fund’s exposure to stocks will continue to decline until approximately 30 years after its target date, when its allocation to stocks will remain fixed at approximately 20% of its assets and the remainder will be invested in bonds. There are no maturity restrictions within the Fund’s overall allocation to bonds, although the bond funds in which the Fund invests may impose specific limits on maturity or credit quality. The allocations shown in the glide path are referred to as “neutral” allocations because they do not reflect any tactical decisions made by T. Rowe Price to overweight or underweight a particular asset class or sector based on its market outlook. The target allocations assigned to the broad asset classes (Stocks and Bonds), which reflect these tactical decisions resulting from market outlook, are not expected to vary from the neutral allocations set forth in the glide path by more than plus (+) or minus (-) five percentage (5%) points.
The following table details the way the portfolio is generally expected to be allocated between the asset classes. The table also shows the expected allocations to the Underlying Funds that will be used within those asset classes. The information in the table represents the neutral allocations for the Fund as of February 1, 2020. The target allocations and actual allocations may differ. The Fund’s shareholder reports set forth its actual allocations between stock funds and bond funds and to the individual Underlying Funds. T. Rowe Price may modify the target asset allocation strategy or the selection of Underlying Funds from time to time, and may invest in other Underlying Funds, including any Underlying Funds that may be created in the future. At any given time, the Fund’s asset allocation may be affected by a variety of factors (such as, for example, whether an Underlying Fund is accepting additional investments). A description of the Underlying Funds is included in Appendix D of the Statement of Additional Information (“SAI”).
Stock Funds	66.50%
MM S&P 500 Index	15.46%
MM Select T. Rowe Price Large Cap Blend	18.60%
MM Select T. Rowe Price Small and Mid Cap Blend	10.17%
MM Select T. Rowe Price International Equity	18.95%
MM Select T. Rowe Price Real Assets	3.32%
Bond Funds	33.50%
MM Select T. Rowe Price Bond Asset	17.11%
T. Rowe Price Dynamic Global Bond	2.85%
MM Select T. Rowe Price U.S. Treasury Long-Term	3.34%
T. Rowe Price Institutional High Yield	1.46%
T. Rowe Price High Yield	0.62%
T. Rowe Price Institutional Floating Rate	0.52%
MM Select T. Rowe Price Emerging Markets Bond	2.60%
MM Select T. Rowe Price Limited Duration Inflation Focused Bond	5.00%
Because the Fund will invest in Underlying Funds advised by MML Advisers, T. Rowe Price, or their affiliates, the Fund will not invest in funds advised or sponsored by others, even if they are less expensive or have better historical performance records. T. Rowe Price will be subject to a conflict of interest in selecting Underlying Funds, because its selection of Underlying Funds might appear

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to be influenced by the expected effect of the selection on its revenues or other benefits of the selection to it. T. Rowe Price has advised the Fund that, as a fiduciary to the Fund, T. Rowe Price has a duty to put the best interests of the Fund ahead of its own interest and that, consequently, it will make investment decisions for the Fund in the best interest of the Fund to achieve the Fund’s investment objectives and not for the benefit of T. Rowe Price.
Through its investments in Underlying Funds, the Fund may be exposed to a wide range of securities and other instruments with differing characteristics (such as credit quality, duration, geography, industry, and market capitalization), including, but not limited to, equity securities of small-, mid-, or large-capitalization U.S. or non-U.S. issuers (including issuers that may only recently have become public companies), fixed income securities of U.S. or non-U.S. private or governmental issuers (including “junk” or “high yield” bonds, including securities in default), inflation-protected securities, bank loans, and short-term investments of any kind. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, real estate investment trusts (“REITs”), rights, and warrants.
An Underlying Fund may engage in foreign currency exchange transactions, including forward contracts, options on currency, futures contracts, and swap contracts, to take long or short positions in foreign currencies in order to enhance its investment return or to attempt to protect against adverse changes in currency exchange rates. An Underlying Fund may be permitted to use a wide variety of additional exchange-traded and over-the-counter derivatives, including options, futures contracts, swap contracts (including interest rate swaps, total return swaps, and credit default swaps), and hybrid instruments. An Underlying Fund may typically use these derivatives for hedging purposes, as a substitute for direct investments, to earn additional income, to gain exposure to securities or markets in which it might not be able to invest directly, or to adjust various portfolio characteristics, including the duration (interest rate volatility) of the Fund’s portfolio of debt securities. Use of derivatives by an Underlying Fund may create investment leverage.
An Underlying Fund may enter into repurchase agreement transactions. An Underlying Fund may invest in mortgage-backed or other asset-backed securities. Some investments by an Underlying Fund may be restricted as to resale or otherwise considered to be illiquid. The Fund will bear a pro rata share of the Underlying Funds’ expenses. The Fund also bears all of the risks associated with the investment strategies used by the Underlying Funds.
Principal Risks
The following are the Principal Risks of the Fund. An investment in this Fund is not guaranteed. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund, including losses near, at, or after the target date. There is no guarantee that the Fund will provide adequate income at and through your retirement. Although the descriptions below refer to the risks relating to investment activities of the Fund, many of the risks arise due to the investment activities of the Underlying Funds. Certain risks relating to instruments and strategies used in the management of the Fund are placed first. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Allocation Risk The allocation of investments among the Underlying Funds’ different investment styles, such as equity or debt securities, or U.S. or non-U.S. securities, may have a more significant effect on the Fund’s net asset value when one of these investments is performing more poorly than the other. There is no assurance that allocation decisions will result in the desired effects. The limited universe of Underlying Funds and the requirement that a significant percentage of Fund assets be invested in mutual funds advised by MML Advisers, T. Rowe Price, or their affiliates as noted in “Principal Investment Strategies” may adversely affect Fund performance.
Risk of Investment in Other Funds or Pools The Fund is indirectly exposed to all of the risks of the underlying funds, including ETFs, in which it invests, including the risk that the underlying funds will not perform as expected. The Fund indirectly pays a portion of the expenses incurred by the underlying funds.
Bank Loans Risk Many of the risks associated with bank loans are similar to the risks of investing in below investment grade debt securities. Changes in the financial condition of the borrower or economic conditions or other circumstances may

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reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. Senior secured bank loans are typically supported by collateral; however the value of the collateral may be insufficient to cover the amount owed to the Fund, or the Fund may be prevented or delayed from realizing on the collateral. Some loans may be unsecured; unsecured loans generally present a greater risk of loss to the Fund if the issuer defaults. If the Fund relies on a third party to administer a loan, the Fund is subject to the risk that the third party will fail to perform its obligations. In addition, if the Fund holds only a participation interest in a loan made by a third party, the Fund’s receipt of payments on the loan will depend on the third party’s willingness and ability to make those payments to the Fund. The settlement time for certain loans is longer than the settlement time for many other types of investments, and the Fund may not receive the payment for a loan sold by it until well after the sale; that cash would be unavailable for payment of redemption proceeds or for reinvestment. Interests in some bank loans may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Fund believes to be a fair price.
Below Investment Grade Debt Securities Risk Below investment grade debt securities, commonly known as “junk” or “high yield” bonds, have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.
Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.
Commodities-Related Investments Risk Commodity prices (including precious metals) can be extremely volatile and exposure to commodities can cause the net asset value of the Fund’s shares to decline or fluctuate in a rapid and unpredictable manner. The values of physical commodities or commodity-linked derivative instruments may be affected by changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, international economic, political, and regulatory developments, or factors affecting a particular region, industry, or commodity. A liquid secondary market may not exist for certain commodity investments, which may make it difficult for the Fund to sell them at a desirable price or at the price at which it is carrying them.
Convertible Securities Risk Convertible securities are subject to the risks of both debt instruments and equity securities. The price of a convertible security may change in response to changes in price of the underlying equity security, the credit quality of the issuer, and interest rates. In general, the values of convertible securities tend to decline as interest rates rise and to rise when interest rates fall. A convertible security generally has less potential for gain or loss than the underlying equity security.
Credit Risk Credit risk is the risk that an issuer, guarantor, or liquidity provider of a fixed income security held by the Fund may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The Fund may also be exposed to the credit risk of its counterparty to repurchase agreements, reverse repurchase agreements, swap transactions, and other derivatives transactions, and to the counterparty’s ability or willingness to perform in accordance with the terms of the transaction. The value of such transactions to the Fund will depend on the willingness and ability of the counterparty to perform its obligations, including among other things the obligation to return collateral or margin to the Fund.
Derivatives Risk Derivatives can be highly volatile and involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect or benefit anticipated.

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Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Many derivatives are traded in the over-the-counter market and not on exchanges.
Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, or investor confidence, or announcements of economic, political, or financial information.
Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Certain events, such as market or economic developments, regulatory or government actions, natural disasters, terrorist attacks, war, and other geopolitical events can have a dramatic adverse effect on the debt market and the overall liquidity of the market for fixed income securities. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. Fixed income securities are subject to interest rate risk (the risk that the value of a fixed income security will fall when interest rates rise), extension risk (the risk that the average life of a security will be extended through a slowing of principal payments), prepayment risk (the risk that a security will be prepaid and the Fund will be required to reinvest at a less favorable rate), and credit risk.
Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, industry, political, regulatory, and other conditions. Political, social, diplomatic, and economic developments, U.S. and foreign government action such as the imposition of currency or capital blockages, controls, or tariffs, economic and trade sanctions or embargoes, security suspensions, entering or exiting trade or other intergovernmental agreements, or the expropriation or nationalization of assets in a particular country, can cause dramatic declines in certain or all securities with exposure to that country and other countries. In the event of nationalization, expropriation, or other confiscation, the Fund could lose its entire foreign investment in a particular country. There may be quotas or other limits on the ability of the Fund (or clients of the Fund’s investment adviser or subadviser) to invest or maintain investments in securities of issuers in certain countries. Enforcing legal rights can be more difficult, costly, and limited in certain foreign countries, and can be particularly difficult against foreign governments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by changes in currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates. Frontier markets, a subset of emerging markets, generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to having abrupt changes in currency values, less mature markets and settlement practices, and lower trading volumes that could lead to greater price volatility and illiquidity. Non-U.S. transaction costs, such as brokerage commissions and custody costs may be higher than in the United States. In addition, foreign markets can react differently to market, economic, industry, political, regulatory, and other conditions than the U.S. market.

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Growth Company Risk The prices of growth securities are often highly sensitive to market fluctuations because of their heavy dependence on future earnings or cash flow expectations, and can be more volatile than the market in general.
Inflation Risk The value of assets or income from the Fund’s investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions.
Large Company Risk Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund’s investments in large-capitalization stocks to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Leveraging Risk Instruments and transactions, including derivatives, that create leverage may cause the value of an investment in the Fund to be more volatile, could result in larger losses than if they were not used, and tend to compound the effects of other risks.
Liquidity Risk Certain securities may be difficult (or impossible) to sell or certain positions may be difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time. The Fund may not receive the proceeds from the sale of certain investments for an extended period.
Management Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses.
Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.
Mortgage- and Asset-Backed Securities Risk Investments in mortgage- and asset-backed securities subject the Fund to credit risk, interest rate risk, extension risk, and prepayment risk, among other risks. Mortgage-backed and asset-backed securities not issued by a government agency generally involve greater credit risk than securities issued by government agencies. Payment of principal and interest generally depends on the cash flows generated by the underlying assets and the terms of the security. The types of mortgages (for example, residential or commercial mortgages) underlying securities held by the Fund may differ and be affected differently by market factors. Investments that receive only the interest portion or the principal portion of payments on the underlying assets may be highly volatile. Litigation with respect to the representations and warranties given in connection with the issuance of mortgage-backed securities can be an important consideration in investing in such securities, and the outcome of any such litigation could significantly impact the value of the Fund’s mortgage-backed investments.
Preferred Stock Risk Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, changes in interest rates may adversely affect the value of a preferred stock that pays a fixed dividend.
Real Estate Risk; REIT Risk Real estate-related investments may decline in value as a result of factors affecting the real estate industry, such as the supply of real property in certain markets, changes in zoning laws, environmental regulations and other governmental action, delays in completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, losses due to natural disasters, and local and regional market conditions. Investments in REITs may be subject to risks similar to those associated with direct investment in real estate, as well as additional risks associated with equity investments. As a shareholder in a REIT, the Fund, and indirectly the Fund’s shareholders, would bear its ratable

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share of the REIT’s expenses and would at the same time continue to pay its own fees and expenses.
Repurchase Agreement Risk  These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.
Sector Risk The Fund may allocate more of its assets to particular industries or to particular economic, market, or industry sectors than to others. This could increase the volatility of the Fund’s portfolio, and the Fund’s performance may be more susceptible to developments affecting issuers in those industries or sectors than if the Fund invested more broadly.
Small and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of small and medium-sized companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Their shares can be less liquid than those of larger companies, especially during market declines. Small and medium-sized companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.
Sovereign Debt Obligations Risk Investments in debt securities issued by governments or by government agencies and instrumentalities involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. Many sovereign debt obligations may be rated below investment grade (“junk” or “high yield” bonds). Any restructuring of a sovereign debt obligation held by the Fund will likely have a significant adverse effect on the value of the obligation. In the event of default of sovereign debt, the Fund may be unable to pursue legal action against the sovereign issuer or to realize on collateral securing the debt.
U.S. Government Securities Risk Obligations of certain U.S. Government agencies and instrumentalities are not backed by the full faith and credit of the U.S. Government, and there can be no assurance that the U.S. Government would provide financial support to such agencies and instrumentalities.
Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.
Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock the investment adviser or subadviser judges to be undervalued may actually be appropriately priced.
Performance Information
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class I shares. The table shows how the Fund’s average annual returns for 1 year, and since inception, compare with those of a broad measure of market performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.
Annual Performance
Class I Shares
Highest Quarter:	1Q ’19,	9.83%	Lowest Quarter:	3Q ’19,	0.64%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class I only. After-tax returns for other classes will vary.

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Average Annual Total Returns
(for the periods ended December 31, 2019)
		One Year	Since Inception (02/16/18)
Class I	Return Before Taxes	21.35%	6.63%
	Return After Taxes on Distributions	20.10%	5.64%
	Return After Taxes on Distributions and Sale of Fund Shares	13.19%	4.84%
Class M5	Return Before Taxes	21.21%	6.46%
Class M4	Return Before Taxes	20.86%	6.21%
Class M3	Return Before Taxes	20.61%	5.94%
S&P Target Date 2025 Index (reflects no deduction for fees, expenses, or taxes)		18.38%	6.37%
MANAGEMENT
Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)
Subadviser(s): T. Rowe Price Associates, Inc. (“T. Rowe Price”)
Portfolio Manager(s):
Jerome A. Clark, CFA is a Vice President and Portfolio Manager at T. Rowe Price. He has managed the Fund since its inception (February 2018). Effective January 1, 2021, Mr. Clark will step down as a portfolio manager.
Kimberly E. DeDominicis is a Vice President and Portfolio Manager at T. Rowe Price. She has managed the Fund since October 2019.
Andrew Jacobs van Merlen, CFA is a Vice President and Portfolio Manager at T. Rowe Price. He has managed the Fund since January 2020.
Wyatt A. Lee, CFA is a Vice President and Portfolio Manager at T. Rowe Price. He has managed the Fund since its inception (February 2018).
PURCHASE AND SALE OF FUND SHARES
Shares of the Fund are generally available to retirement plans, other institutional investors, and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone, or internet (available to certain customers).
TAX INFORMATION
The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains, unless you are an investor eligible for preferential tax treatment.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MML Advisers or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

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MassMutual Select T. Rowe Price Retirement 2030 Fund
INVESTMENT OBJECTIVE
The Fund seeks the highest total return over time consistent with an emphasis on both capital growth and income.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)
	Class I	Class M5	Class M4	Class M3
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class M5	Class M4	Class M3
Management Fees	.00%	.00%	.00%	.00%
Distribution and Service (Rule 12b-1) Fees	None	None	.25%	.50%
Other Expenses	.04%	.19%	.19%	.19%
Acquired Fund Fees and Expenses	.50%	.50%	.50%	.50%
Total Annual Fund Operating Expenses	.54%	.69%	.94%	1.19%
Expense Reimbursement	(.04%)	(.04%)	(.04%)	(.04%)
Total Annual Fund Operating Expenses after Expense Reimbursement (1)	.50%	.65%	.90%	1.15%
(1)
The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through January 31, 2021, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed .50%, .65%, .90%, and 1.15% for Classes I, M5, M4, and M3, respectively. The Total Annual Fund Operating Expenses after Expense Reimbursement shown in the above table may exceed these amounts, because, as noted in the previous sentence, certain fees and expenses are excluded from the cap. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MML Advisers.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I	$51	$169	$298	$673
Class M5	$66	$217	$380	$855
Class M4	$92	$296	$516	$1,151
Class M3	$117	$374	$650	$1,440
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 12% of the average value of its portfolio.
INVESTMENTS, RISKS, AND PERFORMANCE
Principal Investment Strategies
The Fund is a “fund of funds” and pursues its objective by investing in a diversified portfolio of other stock and bond series of both the MassMutual Select Funds and T. Rowe Price Funds that represent various asset classes and sectors (“Underlying Funds”). The Fund’s allocation between stock and bond funds will change over time in relation to its target retirement date. The Fund is subadvised by T. Rowe Price Associates, Inc. (“T. Rowe Price”). The Underlying Funds in which the Fund invests are predominantly either advised or subadvised by T. Rowe Price.
The Fund is managed based on the specific retirement year (target date 2030) included in its name and assumes a retirement age of 65. The target date refers to the approximate year an investor in the Fund would plan to retire and likely stop making new investments in the Fund. The Fund is primarily designed for an investor who anticipates retiring at or about the target date and who plans to withdraw the value of the account in the Fund gradually after retirement. However, if

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an investor retires earlier or later than age 65, the Fund may not be an appropriate investment even if the investor retires on or near the Fund’s target date.
Over time, the allocation to asset classes and funds will change according to a predetermined “glide path” shown in the following chart. The glide path represents the shifting of asset classes over time and shows how the Fund’s asset mix becomes more conservative–both prior to and after retirement–as time elapses. This reflects the need for reduced market risks as retirement approaches and the need for lower portfolio volatility after retiring. Although the glide path is meant to dampen the Fund’s potential volatility as retirement approaches, the Fund is not designed for a lump sum redemption at the retirement date. The Fund pursues an asset allocation strategy that promotes asset accumulation prior to retirement, but it is intended to also serve as a post-retirement investment vehicle with allocations designed to support an income stream made up of regular withdrawals throughout retirement along with some portfolio growth that exceeds inflation. After the target date, the Fund is designed to balance longevity and inflation risks along with the need for some income, although it does not guarantee a particular level of income.
At the target date, the Fund’s allocation to stocks
is anticipated to be approximately 55% of its assets. The Fund’s exposure to stocks will continue to decline until approximately 30 years after its target date, when its allocation to stocks will remain fixed at approximately 20% of its assets and the remainder will be invested in bonds. There are no maturity restrictions within the Fund’s overall allocation to bonds, although the bond funds in which the Fund invests may impose specific limits on maturity or credit quality. The allocations shown in the glide path are referred to as “neutral” allocations because they do not reflect any tactical decisions made by T. Rowe Price to overweight or underweight a particular asset class or sector based on its market outlook. The target allocations assigned to the broad asset classes (Stocks and Bonds), which reflect these tactical decisions resulting from market outlook, are not expected to vary from the neutral allocations set forth in the glide path by more than plus (+) or minus (-) five percentage (5%) points.
The following table details the way the portfolio is generally expected to be allocated between the asset classes. The table also shows the expected allocations to the Underlying Funds that will be used within those asset classes. The information in the table represents the neutral allocations for the Fund as of February 1, 2020. The target allocations and actual allocations may differ. The Fund’s shareholder reports set forth its actual allocations between stock funds and bond funds and to the individual Underlying Funds. T. Rowe Price may modify the target asset allocation strategy or the selection of Underlying Funds from time to time, and may invest in other Underlying Funds, including any Underlying Funds that may be created in the future. At any given time, the Fund’s asset allocation may be affected by a variety of factors (such as, for example, whether an Underlying Fund is accepting additional investments). A description of the Underlying Funds is included in Appendix D of the Statement of Additional Information (“SAI”).
Stock Funds	74.50%
MM S&P 500 Index	12.70%
MM Select T. Rowe Price Large Cap Blend	25.46%
MM Select T. Rowe Price Small and Mid Cap Blend	11.39%
MM Select T. Rowe Price International Equity	21.23%
MM Select T. Rowe Price Real Assets	3.72%
Bond Funds	25.50%
MM Select T. Rowe Price Bond Asset	14.10%
T. Rowe Price Dynamic Global Bond	2.35%
MM Select T. Rowe Price U.S. Treasury Long-Term	3.07%
T. Rowe Price Institutional High Yield	1.11%
T. Rowe Price High Yield	0.48%
T. Rowe Price Institutional Floating Rate	0.40%
MM Select T. Rowe Price Emerging Markets Bond	1.99%
MM Select T. Rowe Price Limited Duration Inflation Focused Bond	2.00%
Because the Fund will invest in Underlying Funds advised by MML Advisers, T. Rowe Price, or their affiliates, the Fund will not invest in funds advised or sponsored by others, even if they are less expensive or have better historical performance records. T. Rowe Price will be subject to a conflict of interest in selecting Underlying Funds, because its selection of Underlying Funds might appear

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to be influenced by the expected effect of the selection on its revenues or other benefits of the selection to it. T. Rowe Price has advised the Fund that, as a fiduciary to the Fund, T. Rowe Price has a duty to put the best interests of the Fund ahead of its own interest and that, consequently, it will make investment decisions for the Fund in the best interest of the Fund to achieve the Fund’s investment objectives and not for the benefit of T. Rowe Price.
Through its investments in Underlying Funds, the Fund may be exposed to a wide range of securities and other instruments with differing characteristics (such as credit quality, duration, geography, industry, and market capitalization), including, but not limited to, equity securities of small-, mid-, or large-capitalization U.S. or non-U.S. issuers (including issuers that may only recently have become public companies), fixed income securities of U.S. or non-U.S. private or governmental issuers (including “junk” or “high yield” bonds, including securities in default), inflation-protected securities, bank loans, and short-term investments of any kind. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, real estate investment trusts (“REITs”), rights, and warrants.
An Underlying Fund may engage in foreign currency exchange transactions, including forward contracts, options on currency, futures contracts, and swap contracts, to take long or short positions in foreign currencies in order to enhance its investment return or to attempt to protect against adverse changes in currency exchange rates. An Underlying Fund may be permitted to use a wide variety of additional exchange-traded and over-the-counter derivatives, including options, futures contracts, swap contracts (including interest rate swaps, total return swaps, and credit default swaps), and hybrid instruments. An Underlying Fund may typically use these derivatives for hedging purposes, as a substitute for direct investments, to earn additional income, to gain exposure to securities or markets in which it might not be able to invest directly, or to adjust various portfolio characteristics, including the duration (interest rate volatility) of the Fund’s portfolio of debt securities. Use of derivatives by an Underlying Fund may create investment leverage.
An Underlying Fund may enter into repurchase agreement transactions. An Underlying Fund may invest in mortgage-backed or other asset-backed securities. Some investments by an Underlying Fund may be restricted as to resale or otherwise considered to be illiquid. The Fund will bear a pro rata share of the Underlying Funds’ expenses. The Fund also bears all of the risks associated with the investment strategies used by the Underlying Funds.
Principal Risks
The following are the Principal Risks of the Fund. An investment in this Fund is not guaranteed. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund, including losses near, at, or after the target date. There is no guarantee that the Fund will provide adequate income at and through your retirement. Although the descriptions below refer to the risks relating to investment activities of the Fund, many of the risks arise due to the investment activities of the Underlying Funds. Certain risks relating to instruments and strategies used in the management of the Fund are placed first. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Allocation Risk The allocation of investments among the Underlying Funds’ different investment styles, such as equity or debt securities, or U.S. or non-U.S. securities, may have a more significant effect on the Fund’s net asset value when one of these investments is performing more poorly than the other. There is no assurance that allocation decisions will result in the desired effects. The limited universe of Underlying Funds and the requirement that a significant percentage of Fund assets be invested in mutual funds advised by MML Advisers, T. Rowe Price, or their affiliates as noted in “Principal Investment Strategies” may adversely affect Fund performance.
Risk of Investment in Other Funds or Pools The Fund is indirectly exposed to all of the risks of the underlying funds, including ETFs, in which it invests, including the risk that the underlying funds will not perform as expected. The Fund indirectly pays a portion of the expenses incurred by the underlying funds.
Bank Loans Risk Many of the risks associated with bank loans are similar to the risks of investing in below investment grade debt securities. Changes in the financial condition of the borrower or economic conditions or other circumstances may

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reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. Senior secured bank loans are typically supported by collateral; however the value of the collateral may be insufficient to cover the amount owed to the Fund, or the Fund may be prevented or delayed from realizing on the collateral. Some loans may be unsecured; unsecured loans generally present a greater risk of loss to the Fund if the issuer defaults. If the Fund relies on a third party to administer a loan, the Fund is subject to the risk that the third party will fail to perform its obligations. In addition, if the Fund holds only a participation interest in a loan made by a third party, the Fund’s receipt of payments on the loan will depend on the third party’s willingness and ability to make those payments to the Fund. The settlement time for certain loans is longer than the settlement time for many other types of investments, and the Fund may not receive the payment for a loan sold by it until well after the sale; that cash would be unavailable for payment of redemption proceeds or for reinvestment. Interests in some bank loans may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Fund believes to be a fair price.
Below Investment Grade Debt Securities Risk Below investment grade debt securities, commonly known as “junk” or “high yield” bonds, have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.
Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.
Commodities-Related Investments Risk Commodity prices (including precious metals) can be extremely volatile and exposure to commodities can cause the net asset value of the Fund’s shares to decline or fluctuate in a rapid and unpredictable manner. The values of physical commodities or commodity-linked derivative instruments may be affected by changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, international economic, political, and regulatory developments, or factors affecting a particular region, industry, or commodity. A liquid secondary market may not exist for certain commodity investments, which may make it difficult for the Fund to sell them at a desirable price or at the price at which it is carrying them.
Convertible Securities Risk Convertible securities are subject to the risks of both debt instruments and equity securities. The price of a convertible security may change in response to changes in price of the underlying equity security, the credit quality of the issuer, and interest rates. In general, the values of convertible securities tend to decline as interest rates rise and to rise when interest rates fall. A convertible security generally has less potential for gain or loss than the underlying equity security.
Credit Risk Credit risk is the risk that an issuer, guarantor, or liquidity provider of a fixed income security held by the Fund may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The Fund may also be exposed to the credit risk of its counterparty to repurchase agreements, reverse repurchase agreements, swap transactions, and other derivatives transactions, and to the counterparty’s ability or willingness to perform in accordance with the terms of the transaction. The value of such transactions to the Fund will depend on the willingness and ability of the counterparty to perform its obligations, including among other things the obligation to return collateral or margin to the Fund.
Derivatives Risk Derivatives can be highly volatile and involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect or benefit anticipated.

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Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Many derivatives are traded in the over-the-counter market and not on exchanges.
Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, or investor confidence, or announcements of economic, political, or financial information.
Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Certain events, such as market or economic developments, regulatory or government actions, natural disasters, terrorist attacks, war, and other geopolitical events can have a dramatic adverse effect on the debt market and the overall liquidity of the market for fixed income securities. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. Fixed income securities are subject to interest rate risk (the risk that the value of a fixed income security will fall when interest rates rise), extension risk (the risk that the average life of a security will be extended through a slowing of principal payments), prepayment risk (the risk that a security will be prepaid and the Fund will be required to reinvest at a less favorable rate), and credit risk.
Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, industry, political, regulatory, and other conditions. Political, social, diplomatic, and economic developments, U.S. and foreign government action such as the imposition of currency or capital blockages, controls, or tariffs, economic and trade sanctions or embargoes, security suspensions, entering or exiting trade or other intergovernmental agreements, or the expropriation or nationalization of assets in a particular country, can cause dramatic declines in certain or all securities with exposure to that country and other countries. In the event of nationalization, expropriation, or other confiscation, the Fund could lose its entire foreign investment in a particular country. There may be quotas or other limits on the ability of the Fund (or clients of the Fund’s investment adviser or subadviser) to invest or maintain investments in securities of issuers in certain countries. Enforcing legal rights can be more difficult, costly, and limited in certain foreign countries, and can be particularly difficult against foreign governments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by changes in currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates. Frontier markets, a subset of emerging markets, generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to having abrupt changes in currency values, less mature markets and settlement practices, and lower trading volumes that could lead to greater price volatility and illiquidity. Non-U.S. transaction costs, such as brokerage commissions and custody costs may be higher than in the United States. In addition, foreign markets can react differently to market, economic, industry, political, regulatory, and other conditions than the U.S. market.

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Growth Company Risk The prices of growth securities are often highly sensitive to market fluctuations because of their heavy dependence on future earnings or cash flow expectations, and can be more volatile than the market in general.
Inflation Risk The value of assets or income from the Fund’s investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions.
Large Company Risk Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund’s investments in large-capitalization stocks to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Leveraging Risk Instruments and transactions, including derivatives, that create leverage may cause the value of an investment in the Fund to be more volatile, could result in larger losses than if they were not used, and tend to compound the effects of other risks.
Liquidity Risk Certain securities may be difficult (or impossible) to sell or certain positions may be difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time. The Fund may not receive the proceeds from the sale of certain investments for an extended period.
Management Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses.
Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.
Mortgage- and Asset-Backed Securities Risk Investments in mortgage- and asset-backed securities subject the Fund to credit risk, interest rate risk, extension risk, and prepayment risk, among other risks. Mortgage-backed and asset-backed securities not issued by a government agency generally involve greater credit risk than securities issued by government agencies. Payment of principal and interest generally depends on the cash flows generated by the underlying assets and the terms of the security. The types of mortgages (for example, residential or commercial mortgages) underlying securities held by the Fund may differ and be affected differently by market factors. Investments that receive only the interest portion or the principal portion of payments on the underlying assets may be highly volatile. Litigation with respect to the representations and warranties given in connection with the issuance of mortgage-backed securities can be an important consideration in investing in such securities, and the outcome of any such litigation could significantly impact the value of the Fund’s mortgage-backed investments.
Preferred Stock Risk Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, changes in interest rates may adversely affect the value of a preferred stock that pays a fixed dividend.
Real Estate Risk; REIT Risk Real estate-related investments may decline in value as a result of factors affecting the real estate industry, such as the supply of real property in certain markets, changes in zoning laws, environmental regulations and other governmental action, delays in completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, losses due to natural disasters, and local and regional market conditions. Investments in REITs may be subject to risks similar to those associated with direct investment in real estate, as well as additional risks associated with equity investments. As a shareholder in a REIT, the Fund, and indirectly the Fund’s shareholders, would bear its ratable

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share of the REIT’s expenses and would at the same time continue to pay its own fees and expenses.
Repurchase Agreement Risk  These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.
Sector Risk The Fund may allocate more of its assets to particular industries or to particular economic, market, or industry sectors than to others. This could increase the volatility of the Fund’s portfolio, and the Fund’s performance may be more susceptible to developments affecting issuers in those industries or sectors than if the Fund invested more broadly.
Small and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of small and medium-sized companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Their shares can be less liquid than those of larger companies, especially during market declines. Small and medium-sized companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.
Sovereign Debt Obligations Risk Investments in debt securities issued by governments or by government agencies and instrumentalities involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. Many sovereign debt obligations may be rated below investment grade (“junk” or “high yield” bonds). Any restructuring of a sovereign debt obligation held by the Fund will likely have a significant adverse effect on the value of the obligation. In the event of default of sovereign debt, the Fund may be unable to pursue legal action against the sovereign issuer or to realize on collateral securing the debt.
U.S. Government Securities Risk Obligations of certain U.S. Government agencies and instrumentalities are not backed by the full faith and credit of the U.S. Government, and there can be no assurance that the U.S. Government would provide financial support to such agencies and instrumentalities.
Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.
Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock the investment adviser or subadviser judges to be undervalued may actually be appropriately priced.
Performance Information
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class I shares. The table shows how the Fund’s average annual returns for 1 year, and since inception, compare with those of a broad measure of market performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.
Annual Performance
Class I Shares
Highest Quarter:	1Q ’19,	10.74%	Lowest Quarter:	3Q ’19,	0.58%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class I only. After-tax returns for other classes will vary.

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Average Annual Total Returns
(for the periods ended December 31, 2019)
		One Year	Since Inception (02/16/18)
Class I	Return Before Taxes	22.95%	6.74%
	Return After Taxes on Distributions	21.81%	5.85%
	Return After Taxes on Distributions and Sale of Fund Shares	14.16%	4.98%
Class M5	Return Before Taxes	22.79%	6.60%
Class M4	Return Before Taxes	22.43%	6.33%
Class M3	Return Before Taxes	22.17%	6.09%
S&P Target Date 2030 Index (reflects no deduction for fees, expenses, or taxes)		20.38%	6.61%
MANAGEMENT
Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)
Subadviser(s): T. Rowe Price Associates, Inc. (“T. Rowe Price”)
Portfolio Manager(s):
Jerome A. Clark, CFA is a Vice President and Portfolio Manager at T. Rowe Price. He has managed the Fund since its inception (February 2018). Effective January 1, 2021, Mr. Clark will step down as a portfolio manager.
Kimberly E. DeDominicis is a Vice President and Portfolio Manager at T. Rowe Price. She has managed the Fund since October 2019.
Andrew Jacobs van Merlen, CFA is a Vice President and Portfolio Manager at T. Rowe Price. He has managed the Fund since January 2020.
Wyatt A. Lee, CFA is a Vice President and Portfolio Manager at T. Rowe Price. He has managed the Fund since its inception (February 2018).
PURCHASE AND SALE OF FUND SHARES
Shares of the Fund are generally available to retirement plans, other institutional investors, and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone, or internet (available to certain customers).
TAX INFORMATION
The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains, unless you are an investor eligible for preferential tax treatment.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MML Advisers or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

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MassMutual Select T. Rowe Price Retirement 2035 Fund
INVESTMENT OBJECTIVE
The Fund seeks the highest total return over time consistent with an emphasis on both capital growth and income.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)
	Class I	Class M5	Class M4	Class M3
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class M5	Class M4	Class M3
Management Fees	.00%	.00%	.00%	.00%
Distribution and Service (Rule 12b-1) Fees	None	None	.25%	.50%
Other Expenses	.07%	.22%	.22%	.22%
Acquired Fund Fees and Expenses	.53%	.53%	.53%	.53%
Total Annual Fund Operating Expenses	.60%	.75%	1.00%	1.25%
Expense Reimbursement	(.08%)	(.08%)	(.08%)	(.08%)
Total Annual Fund Operating Expenses after Expense Reimbursement(1)	.52%	.67%	.92%	1.17%
(1)
The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through January 31, 2021, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed .52%, .67%, .92%, and 1.17% for Classes I, M5, M4, and M3, respectively. The Total Annual Fund Operating Expenses after Expense Reimbursement shown in the above table may exceed these amounts, because, as noted in the previous sentence, certain fees and expenses are excluded from the cap. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MML Advisers.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I	$53	$184	$327	$742
Class M5	$68	$232	$409	$923
Class M4	$94	$310	$545	$1,217
Class M3	$119	$389	$679	$1,504
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 12% of the average value of its portfolio.
INVESTMENTS, RISKS, AND PERFORMANCE
Principal Investment Strategies
The Fund is a “fund of funds” and pursues its objective by investing in a diversified portfolio of other stock and bond series of both the MassMutual Select Funds and T. Rowe Price Funds that represent various asset classes and sectors (“Underlying Funds”). The Fund’s allocation between stock and bond funds will change over time in relation to its target retirement date. The Fund is subadvised by T. Rowe Price Associates, Inc. (“T. Rowe Price”). The Underlying Funds in which the Fund invests are predominantly either advised or subadvised by T. Rowe Price.
The Fund is managed based on the specific retirement year (target date 2035) included in its name and assumes a retirement age of 65. The target date refers to the approximate year an investor in the Fund would plan to retire and likely stop making new investments in the Fund. The Fund is primarily designed for an investor who anticipates retiring at or about the target date and who plans to withdraw the value of the account in the Fund gradually after retirement. However, if

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an investor retires earlier or later than age 65, the Fund may not be an appropriate investment even if the investor retires on or near the Fund’s target date.
Over time, the allocation to asset classes and funds will change according to a predetermined “glide path” shown in the following chart. The glide path represents the shifting of asset classes over time and shows how the Fund’s asset mix becomes more conservative-both prior to and after retirement-as time elapses. This reflects the need for reduced market risks as retirement approaches and the need for lower portfolio volatility after retiring. Although the glide path is meant to dampen the Fund’s potential volatility as retirement approaches, the Fund is not designed for a lump sum redemption at the retirement date. The Fund pursues an asset allocation strategy that promotes asset accumulation prior to retirement, but it is intended to also serve as a post-retirement investment vehicle with allocations designed to support an income stream made up of regular withdrawals throughout retirement along with some portfolio growth that exceeds inflation. After the target date, the Fund is designed to balance longevity and inflation risks along with the need for some income, although it does not guarantee a particular level of income.
At the target date, the Fund’s allocation to stocks
is anticipated to be approximately 55% of its assets. The Fund’s exposure to stocks will continue to decline until approximately 30 years after its target date, when its allocation to stocks will remain fixed at approximately 20% of its assets and the remainder will be invested in bonds. There are no maturity restrictions within the Fund’s overall allocation to bonds, although the bond funds in which the Fund invests may impose specific limits on maturity or credit quality. The allocations shown in the glide path are referred to as “neutral” allocations because they do not reflect any tactical decisions made by T. Rowe Price to overweight or underweight a particular asset class or sector based on its market outlook. The target allocations assigned to the broad asset classes (Stocks and Bonds), which reflect these tactical decisions resulting from market outlook, are not expected to vary from the neutral allocations set forth in the glide path by more than plus (+) or minus (-) five percentage (5%) points.
The following table details the way the portfolio is generally expected to be allocated between the asset classes. The table also shows the expected allocations to the Underlying Funds that will be used within those asset classes. The information in the table represents the neutral allocations for the Fund as of February 1, 2020. The target allocations and actual allocations may differ. The Fund’s shareholder reports set forth its actual allocations between stock funds and bond funds and to the individual Underlying Funds. T. Rowe Price may modify the target asset allocation strategy or the selection of Underlying Funds from time to time, and may invest in other Underlying Funds, including any Underlying Funds that may be created in the future. At any given time, the Fund’s asset allocation may be affected by a variety of factors (such as, for example, whether an Underlying Fund is accepting additional investments). A description of the Underlying Funds is included in Appendix D of the Statement of Additional Information (“SAI”).
Stock Funds	81.00%
MM S&P 500 Index	10.46%
MM Select T. Rowe Price Large Cap Blend	31.02%
MM Select T. Rowe Price Small and Mid Cap Blend	12.39%
MM Select T. Rowe Price International Equity	23.08%
MM Select T. Rowe Price Real Assets	4.05%
Bond Funds	19.00%
MM Select T. Rowe Price Bond Asset	11.41%
T. Rowe Price Dynamic Global Bond	1.90%
MM Select T. Rowe Price U.S. Treasury Long-Term	2.77%
T. Rowe Price Institutional High Yield	0.82%
T. Rowe Price High Yield	0.35%
T. Rowe Price Institutional Floating Rate	0.29%
MM Select T. Rowe Price Emerging Markets Bond	1.46%
MM Select T. Rowe Price Limited Duration Inflation Focused Bond	0.00%
Because the Fund will invest in Underlying Funds advised by MML Advisers, T. Rowe Price, or their affiliates, the Fund will not invest in funds advised or sponsored by others, even if they are less expensive or have better historical performance records. T. Rowe Price will be subject to a conflict of interest in selecting Underlying Funds, because its selection of Underlying Funds might appear

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to be influenced by the expected effect of the selection on its revenues or other benefits of the selection to it. T. Rowe Price has advised the Fund that, as a fiduciary to the Fund, T. Rowe Price has a duty to put the best interests of the Fund ahead of its own interest and that, consequently, it will make investment decisions for the Fund in the best interest of the Fund to achieve the Fund’s investment objectives and not for the benefit of T. Rowe Price.
Through its investments in Underlying Funds, the Fund may be exposed to a wide range of securities and other instruments with differing characteristics (such as credit quality, duration, geography, industry, and market capitalization), including, but not limited to, equity securities of small-, mid-, or large-capitalization U.S. or non-U.S. issuers (including issuers that may only recently have become public companies), fixed income securities of U.S. or non-U.S. private or governmental issuers (including “junk” or “high yield” bonds, including securities in default), inflation-protected securities, bank loans, and short-term investments of any kind. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, real estate investment trusts (“REITs”), rights, and warrants.
An Underlying Fund may engage in foreign currency exchange transactions, including forward contracts, options on currency, futures contracts, and swap contracts, to take long or short positions in foreign currencies in order to enhance its investment return or to attempt to protect against adverse changes in currency exchange rates. An Underlying Fund may be permitted to use a wide variety of additional exchange-traded and over-the-counter derivatives, including options, futures contracts, swap contracts (including interest rate swaps, total return swaps, and credit default swaps), and hybrid instruments. An Underlying Fund may typically use these derivatives for hedging purposes, as a substitute for direct investments, to earn additional income, to gain exposure to securities or markets in which it might not be able to invest directly, or to adjust various portfolio characteristics, including the duration (interest rate volatility) of the Fund’s portfolio of debt securities. Use of derivatives by an Underlying Fund may create investment leverage.
An Underlying Fund may enter into repurchase agreement transactions. An Underlying Fund may invest in mortgage-backed or other asset-backed securities. Some investments by an Underlying Fund may be restricted as to resale or otherwise considered to be illiquid. The Fund will bear a pro rata share of the Underlying Funds’ expenses. The Fund also bears all of the risks associated with the investment strategies used by the Underlying Funds.
Principal Risks
The following are the Principal Risks of the Fund. An investment in this Fund is not guaranteed. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund, including losses near, at, or after the target date. There is no guarantee that the Fund will provide adequate income at and through your retirement. Although the descriptions below refer to the risks relating to investment activities of the Fund, many of the risks arise due to the investment activities of the Underlying Funds. Certain risks relating to instruments and strategies used in the management of the Fund are placed first. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Allocation Risk The allocation of investments among the Underlying Funds’ different investment styles, such as equity or debt securities, or U.S. or non-U.S. securities, may have a more significant effect on the Fund’s net asset value when one of these investments is performing more poorly than the other. There is no assurance that allocation decisions will result in the desired effects. The limited universe of Underlying Funds and the requirement that a significant percentage of Fund assets be invested in mutual funds advised by MML Advisers, T. Rowe Price, or their affiliates as noted in “Principal Investment Strategies” may adversely affect Fund performance.
Risk of Investment in Other Funds or Pools The Fund is indirectly exposed to all of the risks of the underlying funds, including ETFs, in which it invests, including the risk that the underlying funds will not perform as expected. The Fund indirectly pays a portion of the expenses incurred by the underlying funds.
Bank Loans Risk Many of the risks associated with bank loans are similar to the risks of investing in below investment grade debt securities. Changes in the financial condition of the borrower or economic conditions or other circumstances may

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reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. Senior secured bank loans are typically supported by collateral; however the value of the collateral may be insufficient to cover the amount owed to the Fund, or the Fund may be prevented or delayed from realizing on the collateral. Some loans may be unsecured; unsecured loans generally present a greater risk of loss to the Fund if the issuer defaults. If the Fund relies on a third party to administer a loan, the Fund is subject to the risk that the third party will fail to perform its obligations. In addition, if the Fund holds only a participation interest in a loan made by a third party, the Fund’s receipt of payments on the loan will depend on the third party’s willingness and ability to make those payments to the Fund. The settlement time for certain loans is longer than the settlement time for many other types of investments, and the Fund may not receive the payment for a loan sold by it until well after the sale; that cash would be unavailable for payment of redemption proceeds or for reinvestment. Interests in some bank loans may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Fund believes to be a fair price.
Below Investment Grade Debt Securities Risk Below investment grade debt securities, commonly known as “junk” or “high yield” bonds, have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.
Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.
Commodities-Related Investments Risk Commodity prices (including precious metals) can be extremely volatile and exposure to commodities can cause the net asset value of the Fund’s shares to decline or fluctuate in a rapid and unpredictable manner. The values of physical commodities or commodity-linked derivative instruments may be affected by changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, international economic, political, and regulatory developments, or factors affecting a particular region, industry, or commodity. A liquid secondary market may not exist for certain commodity investments, which may make it difficult for the Fund to sell them at a desirable price or at the price at which it is carrying them.
Convertible Securities Risk Convertible securities are subject to the risks of both debt instruments and equity securities. The price of a convertible security may change in response to changes in price of the underlying equity security, the credit quality of the issuer, and interest rates. In general, the values of convertible securities tend to decline as interest rates rise and to rise when interest rates fall. A convertible security generally has less potential for gain or loss than the underlying equity security.
Credit Risk Credit risk is the risk that an issuer, guarantor, or liquidity provider of a fixed income security held by the Fund may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The Fund may also be exposed to the credit risk of its counterparty to repurchase agreements, reverse repurchase agreements, swap transactions, and other derivatives transactions, and to the counterparty’s ability or willingness to perform in accordance with the terms of the transaction. The value of such transactions to the Fund will depend on the willingness and ability of the counterparty to perform its obligations, including among other things the obligation to return collateral or margin to the Fund.
Derivatives Risk Derivatives can be highly volatile and involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect or benefit anticipated.

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Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Many derivatives are traded in the over-the-counter market and not on exchanges.
Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, or investor confidence, or announcements of economic, political, or financial information.
Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Certain events, such as market or economic developments, regulatory or government actions, natural disasters, terrorist attacks, war, and other geopolitical events can have a dramatic adverse effect on the debt market and the overall liquidity of the market for fixed income securities. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. Fixed income securities are subject to interest rate risk (the risk that the value of a fixed income security will fall when interest rates rise), extension risk (the risk that the average life of a security will be extended through a slowing of principal payments), prepayment risk (the risk that a security will be prepaid and the Fund will be required to reinvest at a less favorable rate), and credit risk.
Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, industry, political, regulatory, and other conditions. Political, social, diplomatic, and economic developments, U.S. and foreign government action such as the imposition of currency or capital blockages, controls, or tariffs, economic and trade sanctions or embargoes, security suspensions, entering or exiting trade or other intergovernmental agreements, or the expropriation or nationalization of assets in a particular country, can cause dramatic declines in certain or all securities with exposure to that country and other countries. In the event of nationalization, expropriation, or other confiscation, the Fund could lose its entire foreign investment in a particular country. There may be quotas or other limits on the ability of the Fund (or clients of the Fund’s investment adviser or subadviser) to invest or maintain investments in securities of issuers in certain countries. Enforcing legal rights can be more difficult, costly, and limited in certain foreign countries, and can be particularly difficult against foreign governments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by changes in currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates. Frontier markets, a subset of emerging markets, generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to having abrupt changes in currency values, less mature markets and settlement practices, and lower trading volumes that could lead to greater price volatility and illiquidity. Non-U.S. transaction costs, such as brokerage commissions and custody costs may be higher than in the United States. In addition, foreign markets can react differently to market, economic, industry, political, regulatory, and other conditions than the U.S. market.

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Growth Company Risk The prices of growth securities are often highly sensitive to market fluctuations because of their heavy dependence on future earnings or cash flow expectations, and can be more volatile than the market in general.
Inflation Risk The value of assets or income from the Fund’s investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions.
Large Company Risk Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund’s investments in large-capitalization stocks to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Leveraging Risk Instruments and transactions, including derivatives, that create leverage may cause the value of an investment in the Fund to be more volatile, could result in larger losses than if they were not used, and tend to compound the effects of other risks.
Liquidity Risk Certain securities may be difficult (or impossible) to sell or certain positions may be difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time. The Fund may not receive the proceeds from the sale of certain investments for an extended period.
Management Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses.
Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.
Mortgage- and Asset-Backed Securities Risk Investments in mortgage- and asset-backed securities subject the Fund to credit risk, interest rate risk, extension risk, and prepayment risk, among other risks. Mortgage-backed and asset-backed securities not issued by a government agency generally involve greater credit risk than securities issued by government agencies. Payment of principal and interest generally depends on the cash flows generated by the underlying assets and the terms of the security. The types of mortgages (for example, residential or commercial mortgages) underlying securities held by the Fund may differ and be affected differently by market factors. Investments that receive only the interest portion or the principal portion of payments on the underlying assets may be highly volatile. Litigation with respect to the representations and warranties given in connection with the issuance of mortgage-backed securities can be an important consideration in investing in such securities, and the outcome of any such litigation could significantly impact the value of the Fund’s mortgage-backed investments.
Preferred Stock Risk Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, changes in interest rates may adversely affect the value of a preferred stock that pays a fixed dividend.
Real Estate Risk; REIT Risk Real estate-related investments may decline in value as a result of factors affecting the real estate industry, such as the supply of real property in certain markets, changes in zoning laws, environmental regulations and other governmental action, delays in completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, losses due to natural disasters, and local and regional market conditions. Investments in REITs may be subject to risks similar to those associated with direct investment in real estate, as well as additional risks associated with equity investments. As a shareholder in a REIT, the Fund, and indirectly the Fund’s shareholders, would bear its ratable

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share of the REIT’s expenses and would at the same time continue to pay its own fees and expenses.
Repurchase Agreement Risk  These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.
Sector Risk The Fund may allocate more of its assets to particular industries or to particular economic, market, or industry sectors than to others. This could increase the volatility of the Fund’s portfolio, and the Fund’s performance may be more susceptible to developments affecting issuers in those industries or sectors than if the Fund invested more broadly.
Small and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of small and medium-sized companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Their shares can be less liquid than those of larger companies, especially during market declines. Small and medium-sized companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.
Sovereign Debt Obligations Risk Investments in debt securities issued by governments or by government agencies and instrumentalities involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. Many sovereign debt obligations may be rated below investment grade (“junk” or “high yield” bonds). Any restructuring of a sovereign debt obligation held by the Fund will likely have a significant adverse effect on the value of the obligation. In the event of default of sovereign debt, the Fund may be unable to pursue legal action against the sovereign issuer or to realize on collateral securing the debt.
U.S. Government Securities Risk Obligations of certain U.S. Government agencies and instrumentalities are not backed by the full faith and credit of the U.S. Government, and there can be no assurance that the U.S. Government would provide financial support to such agencies and instrumentalities.
Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.
Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock the investment adviser or subadviser judges to be undervalued may actually be appropriately priced.
Performance Information
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class I shares. The table shows how the Fund’s average annual returns for 1 year, and since inception, compare with those of a broad measure of market performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.
Annual Performance
Class I Shares
Highest Quarter:	1Q ’19,	11.49%	Lowest Quarter:	3Q ’19,	0.45%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class I only. After-tax returns for other classes will vary.

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Average Annual Total Returns
(for the periods ended December 31, 2019)
		One Year	Since Inception (02/16/18)
Class I	Return Before Taxes	24.22%	6.81%
	Return After Taxes on Distributions	23.23%	6.04%
	Return After Taxes on Distributions and Sale of Fund Shares	14.86%	5.07%
Class M5	Return Before Taxes	24.07%	6.68%
Class M4	Return Before Taxes	23.79%	6.42%
Class M3	Return Before Taxes	23.39%	6.14%
S&P Target Date 2035 Index (reflects no deduction for fees, expenses, or taxes)		22.18%	6.77%
MANAGEMENT
Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)
Subadviser(s): T. Rowe Price Associates, Inc. (“T. Rowe Price”)
Portfolio Manager(s):
Jerome A. Clark, CFA is a Vice President and Portfolio Manager at T. Rowe Price. He has managed the Fund since its inception (February 2018). Effective January 1, 2021, Mr. Clark will step down as a portfolio manager.
Kimberly E. DeDominicis is a Vice President and Portfolio Manager at T. Rowe Price. She has managed the Fund since October 2019.
Andrew Jacobs van Merlen, CFA is a Vice President and Portfolio Manager at T. Rowe Price. He has managed the Fund since January 2020.
Wyatt A. Lee, CFA is a Vice President and Portfolio Manager at T. Rowe Price. He has managed the Fund since its inception (February 2018).
PURCHASE AND SALE OF FUND SHARES
Shares of the Fund are generally available to retirement plans, other institutional investors, and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone, or internet (available to certain customers).
TAX INFORMATION
The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains, unless you are an investor eligible for preferential tax treatment.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MML Advisers or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

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MassMutual Select T. Rowe Price Retirement 2040 Fund
INVESTMENT OBJECTIVE
The Fund seeks the highest total return over time consistent with an emphasis on both capital growth and income.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)
	Class I	Class M5	Class M4	Class M3
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class M5	Class M4	Class M3
Management Fees	.00%	.00%	.00%	.00%
Distribution and Service (Rule 12b-1) Fees	None	None	.25%	.50%
Other Expenses	.04%	.19%	.19%	.19%
Acquired Fund Fees and Expenses	.54%	.54%	.54%	.54%
Total Annual Fund Operating Expenses	.58%	.73%	.98%	1.23%
Expense Reimbursement	(.04%)	(.04%)	(.04%)	(.04%)
Total Annual Fund Operating Expenses after Expense Reimbursement(1)	.54%	.69%	.94%	1.19%
(1)
The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through January 31, 2021, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed .54%, .69%, .94%, and 1.19% for Classes I, M5, M4, and M3, respectively. The Total Annual Fund Operating Expenses after Expense Reimbursement shown in the above table may exceed these amounts, because, as noted in the previous sentence, certain fees and expenses are excluded from the cap. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MML Advisers.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I	$55	$182	$320	$722
Class M5	$70	$229	$402	$903
Class M4	$96	$308	$538	$1,198
Class M3	$121	$386	$672	$1,485
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 10% of the average value of its portfolio.
INVESTMENTS, RISKS, AND PERFORMANCE
Principal Investment Strategies
The Fund is a “fund of funds” and pursues its objective by investing in a diversified portfolio of other stock and bond series of both the MassMutual Select Funds and T. Rowe Price Funds that represent various asset classes and sectors (“Underlying Funds”). The Fund’s allocation between stock and bond funds will change over time in relation to its target retirement date. The Fund is subadvised by T. Rowe Price Associates, Inc. (“T. Rowe Price”). The Underlying Funds in which the Fund invests are predominantly either advised or subadvised by T. Rowe Price.
The Fund is managed based on the specific retirement year (target date 2040) included in its name and assumes a retirement age of 65. The target date refers to the approximate year an investor in the Fund would plan to retire and likely stop making new investments in the Fund. The Fund is primarily designed for an investor who anticipates retiring at or about the target date and who plans to withdraw the value of the account in the Fund gradually after retirement. However, if

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an investor retires earlier or later than age 65, the Fund may not be an appropriate investment even if the investor retires on or near the Fund’s target date.
Over time, the allocation to asset classes and funds will change according to a predetermined “glide path” shown in the following chart. The glide path represents the shifting of asset classes over time and shows how the Fund’s asset mix becomes more conservative–both prior to and after retirement–as time elapses. This reflects the need for reduced market risks as retirement approaches and the need for lower portfolio volatility after retiring. Although the glide path is meant to dampen the Fund’s potential volatility as retirement approaches, the Fund is not designed for a lump sum redemption at the retirement date. The Fund pursues an asset allocation strategy that promotes asset accumulation prior to retirement, but it is intended to also serve as a post-retirement investment vehicle with allocations designed to support an income stream made up of regular withdrawals throughout retirement along with some portfolio growth that exceeds inflation. After the target date, the Fund is designed to balance longevity and inflation risks along with the need for some income, although it does not guarantee a particular level of income.
At the target date, the Fund’s allocation to stocks
is anticipated to be approximately 55% of its assets. The Fund’s exposure to stocks will continue to decline until approximately 30 years after its target date, when its allocation to stocks will remain fixed at approximately 20% of its assets and the remainder will be invested in bonds. There are no maturity restrictions within the Fund’s overall allocation to bonds, although the bond funds in which the Fund invests may impose specific limits on maturity or credit quality. The allocations shown in the glide path are referred to as “neutral” allocations because they do not reflect any tactical decisions made by T. Rowe Price to overweight or underweight a particular asset class or sector based on its market outlook. The target allocations assigned to the broad asset classes (Stocks and Bonds), which reflect these tactical decisions resulting from market outlook, are not expected to vary from the neutral allocations set forth in the glide path by more than plus (+) or minus (-) five percentage (5%) points.
The following table details the way the portfolio is generally expected to be allocated between the asset classes. The table also shows the expected allocations to the Underlying Funds that will be used within those asset classes. The information in the table represents the neutral allocations for the Fund as of February 1, 2020. The target allocations and actual allocations may differ. The Fund’s shareholder reports set forth its actual allocations between stock funds and bond funds and to the individual Underlying Funds. T. Rowe Price may modify the target asset allocation strategy or the selection of Underlying Funds from time to time, and may invest in other Underlying Funds, including any Underlying Funds that may be created in the future. At any given time, the Fund’s asset allocation may be affected by a variety of factors (such as, for example, whether an Underlying Fund is accepting additional investments). A description of the Underlying Funds is included in Appendix D of the Statement of Additional Information (“SAI”).
Stock Funds	86.50%
MM S&P 500 Index	8.04%
MM Select T. Rowe Price Large Cap Blend	36.26%
MM Select T. Rowe Price Small and Mid Cap Blend	13.23%
MM Select T. Rowe Price International Equity	24.65%
MM Select T. Rowe Price Real Assets	4.32%
Bond Funds	13.50%
MM Select T. Rowe Price Bond Asset	8.10%
T. Rowe Price Dynamic Global Bond	1.35%
MM Select T. Rowe Price U.S. Treasury Long-Term	2.42%
T. Rowe Price Institutional High Yield	0.45%
T. Rowe Price High Yield	0.20%
T. Rowe Price Institutional Floating Rate	0.16%
MM Select T. Rowe Price Emerging Markets Bond	0.82%
MM Select T. Rowe Price Limited Duration Inflation Focused Bond	0.00%
Because the Fund will invest in Underlying Funds advised by MML Advisers, T. Rowe Price, or their affiliates, the Fund will not invest in funds advised or sponsored by others, even if they are less expensive or have better historical performance records. T. Rowe Price will be subject to a conflict of interest in selecting Underlying Funds, because its selection of Underlying Funds might appear

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to be influenced by the expected effect of the selection on its revenues or other benefits of the selection to it. T. Rowe Price has advised the Fund that, as a fiduciary to the Fund, T. Rowe Price has a duty to put the best interests of the Fund ahead of its own interest and that, consequently, it will make investment decisions for the Fund in the best interest of the Fund to achieve the Fund’s investment objectives and not for the benefit of T. Rowe Price.
Through its investments in Underlying Funds, the Fund may be exposed to a wide range of securities and other instruments with differing characteristics (such as credit quality, duration, geography, industry, and market capitalization), including, but not limited to, equity securities of small-, mid-, or large-capitalization U.S. or non-U.S. issuers (including issuers that may only recently have become public companies), fixed income securities of U.S. or non-U.S. private or governmental issuers (including “junk” or “high yield” bonds, including securities in default), inflation-protected securities, bank loans, and short-term investments of any kind. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, real estate investment trusts (“REITs”), rights, and warrants.
An Underlying Fund may engage in foreign currency exchange transactions, including forward contracts, options on currency, futures contracts, and swap contracts, to take long or short positions in foreign currencies in order to enhance its investment return or to attempt to protect against adverse changes in currency exchange rates. An Underlying Fund may be permitted to use a wide variety of additional exchange-traded and over-the-counter derivatives, including options, futures contracts, swap contracts (including interest rate swaps, total return swaps, and credit default swaps), and hybrid instruments. An Underlying Fund may typically use these derivatives for hedging purposes, as a substitute for direct investments, to earn additional income, to gain exposure to securities or markets in which it might not be able to invest directly, or to adjust various portfolio characteristics, including the duration (interest rate volatility) of the Fund’s portfolio of debt securities. Use of derivatives by an Underlying Fund may create investment leverage.
An Underlying Fund may enter into repurchase agreement transactions. An Underlying Fund may invest in mortgage-backed or other asset-backed securities. Some investments by an Underlying Fund may be restricted as to resale or otherwise considered to be illiquid. The Fund will bear a pro rata share of the Underlying Funds’ expenses. The Fund also bears all of the risks associated with the investment strategies used by the Underlying Funds.
Principal Risks
The following are the Principal Risks of the Fund. An investment in this Fund is not guaranteed. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund, including losses near, at, or after the target date. There is no guarantee that the Fund will provide adequate income at and through your retirement. Although the descriptions below refer to the risks relating to investment activities of the Fund, many of the risks arise due to the investment activities of the Underlying Funds. Certain risks relating to instruments and strategies used in the management of the Fund are placed first. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Allocation Risk The allocation of investments among the Underlying Funds’ different investment styles, such as equity or debt securities, or U.S. or non-U.S. securities, may have a more significant effect on the Fund’s net asset value when one of these investments is performing more poorly than the other. There is no assurance that allocation decisions will result in the desired effects. The limited universe of Underlying Funds and the requirement that a significant percentage of Fund assets be invested in mutual funds advised by MML Advisers, T. Rowe Price, or their affiliates as noted in “Principal Investment Strategies” may adversely affect Fund performance.
Risk of Investment in Other Funds or Pools The Fund is indirectly exposed to all of the risks of the underlying funds, including ETFs, in which it invests, including the risk that the underlying funds will not perform as expected. The Fund indirectly pays a portion of the expenses incurred by the underlying funds.
Bank Loans Risk Many of the risks associated with bank loans are similar to the risks of investing in below investment grade debt securities. Changes in the financial condition of the borrower or economic conditions or other circumstances may

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reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. Senior secured bank loans are typically supported by collateral; however the value of the collateral may be insufficient to cover the amount owed to the Fund, or the Fund may be prevented or delayed from realizing on the collateral. Some loans may be unsecured; unsecured loans generally present a greater risk of loss to the Fund if the issuer defaults. If the Fund relies on a third party to administer a loan, the Fund is subject to the risk that the third party will fail to perform its obligations. In addition, if the Fund holds only a participation interest in a loan made by a third party, the Fund’s receipt of payments on the loan will depend on the third party’s willingness and ability to make those payments to the Fund. The settlement time for certain loans is longer than the settlement time for many other types of investments, and the Fund may not receive the payment for a loan sold by it until well after the sale; that cash would be unavailable for payment of redemption proceeds or for reinvestment. Interests in some bank loans may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Fund believes to be a fair price.
Below Investment Grade Debt Securities Risk Below investment grade debt securities, commonly known as “junk” or “high yield” bonds, have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.
Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.
Commodities-Related Investments Risk Commodity prices (including precious metals) can be extremely volatile and exposure to commodities can cause the net asset value of the Fund’s shares to decline or fluctuate in a rapid and unpredictable manner. The values of physical commodities or commodity-linked derivative instruments may be affected by changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, international economic, political, and regulatory developments, or factors affecting a particular region, industry, or commodity. A liquid secondary market may not exist for certain commodity investments, which may make it difficult for the Fund to sell them at a desirable price or at the price at which it is carrying them.
Convertible Securities Risk Convertible securities are subject to the risks of both debt instruments and equity securities. The price of a convertible security may change in response to changes in price of the underlying equity security, the credit quality of the issuer, and interest rates. In general, the values of convertible securities tend to decline as interest rates rise and to rise when interest rates fall. A convertible security generally has less potential for gain or loss than the underlying equity security.
Credit Risk Credit risk is the risk that an issuer, guarantor, or liquidity provider of a fixed income security held by the Fund may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The Fund may also be exposed to the credit risk of its counterparty to repurchase agreements, reverse repurchase agreements, swap transactions, and other derivatives transactions, and to the counterparty’s ability or willingness to perform in accordance with the terms of the transaction. The value of such transactions to the Fund will depend on the willingness and ability of the counterparty to perform its obligations, including among other things the obligation to return collateral or margin to the Fund.
Derivatives Risk Derivatives can be highly volatile and involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect or benefit anticipated.

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Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Many derivatives are traded in the over-the-counter market and not on exchanges.
Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, or investor confidence, or announcements of economic, political, or financial information.
Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Certain events, such as market or economic developments, regulatory or government actions, natural disasters, terrorist attacks, war, and other geopolitical events can have a dramatic adverse effect on the debt market and the overall liquidity of the market for fixed income securities. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. Fixed income securities are subject to interest rate risk (the risk that the value of a fixed income security will fall when interest rates rise), extension risk (the risk that the average life of a security will be extended through a slowing of principal payments), prepayment risk (the risk that a security will be prepaid and the Fund will be required to reinvest at a less favorable rate), and credit risk.
Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, industry, political, regulatory, and other conditions. Political, social, diplomatic, and economic developments, U.S. and foreign government action such as the imposition of currency or capital blockages, controls, or tariffs, economic and trade sanctions or embargoes, security suspensions, entering or exiting trade or other intergovernmental agreements, or the expropriation or nationalization of assets in a particular country, can cause dramatic declines in certain or all securities with exposure to that country and other countries. In the event of nationalization, expropriation, or other confiscation, the Fund could lose its entire foreign investment in a particular country. There may be quotas or other limits on the ability of the Fund (or clients of the Fund’s investment adviser or subadviser) to invest or maintain investments in securities of issuers in certain countries. Enforcing legal rights can be more difficult, costly, and limited in certain foreign countries, and can be particularly difficult against foreign governments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by changes in currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates. Frontier markets, a subset of emerging markets, generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to having abrupt changes in currency values, less mature markets and settlement practices, and lower trading volumes that could lead to greater price volatility and illiquidity. Non-U.S. transaction costs, such as brokerage commissions and custody costs may be higher than in the United States. In addition, foreign markets can react differently to market, economic, industry, political, regulatory, and other conditions than the U.S. market.

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Growth Company Risk The prices of growth securities are often highly sensitive to market fluctuations because of their heavy dependence on future earnings or cash flow expectations, and can be more volatile than the market in general.
Inflation Risk The value of assets or income from the Fund’s investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions.
Large Company Risk Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund’s investments in large-capitalization stocks to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Leveraging Risk Instruments and transactions, including derivatives, that create leverage may cause the value of an investment in the Fund to be more volatile, could result in larger losses than if they were not used, and tend to compound the effects of other risks.
Liquidity Risk Certain securities may be difficult (or impossible) to sell or certain positions may be difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time. The Fund may not receive the proceeds from the sale of certain investments for an extended period.
Management Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses.
Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.
Mortgage- and Asset-Backed Securities Risk Investments in mortgage- and asset-backed securities subject the Fund to credit risk, interest rate risk, extension risk, and prepayment risk, among other risks. Mortgage-backed and asset-backed securities not issued by a government agency generally involve greater credit risk than securities issued by government agencies. Payment of principal and interest generally depends on the cash flows generated by the underlying assets and the terms of the security. The types of mortgages (for example, residential or commercial mortgages) underlying securities held by the Fund may differ and be affected differently by market factors. Investments that receive only the interest portion or the principal portion of payments on the underlying assets may be highly volatile. Litigation with respect to the representations and warranties given in connection with the issuance of mortgage-backed securities can be an important consideration in investing in such securities, and the outcome of any such litigation could significantly impact the value of the Fund’s mortgage-backed investments.
Preferred Stock Risk Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, changes in interest rates may adversely affect the value of a preferred stock that pays a fixed dividend.
Real Estate Risk; REIT Risk Real estate-related investments may decline in value as a result of factors affecting the real estate industry, such as the supply of real property in certain markets, changes in zoning laws, environmental regulations and other governmental action, delays in completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, losses due to natural disasters, and local and regional market conditions. Investments in REITs may be subject to risks similar to those associated with direct investment in real estate, as well as additional risks associated with equity investments. As a shareholder in a REIT, the Fund, and indirectly the Fund’s shareholders, would bear its ratable

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share of the REIT’s expenses and would at the same time continue to pay its own fees and expenses.
Repurchase Agreement Risk  These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.
Sector Risk The Fund may allocate more of its assets to particular industries or to particular economic, market, or industry sectors than to others. This could increase the volatility of the Fund’s portfolio, and the Fund’s performance may be more susceptible to developments affecting issuers in those industries or sectors than if the Fund invested more broadly.
Small and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of small and medium-sized companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Their shares can be less liquid than those of larger companies, especially during market declines. Small and medium-sized companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.
Sovereign Debt Obligations Risk Investments in debt securities issued by governments or by government agencies and instrumentalities involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. Many sovereign debt obligations may be rated below investment grade (“junk” or “high yield” bonds). Any restructuring of a sovereign debt obligation held by the Fund will likely have a significant adverse effect on the value of the obligation. In the event of default of sovereign debt, the Fund may be unable to pursue legal action against the sovereign issuer or to realize on collateral securing the debt.
U.S. Government Securities Risk Obligations of certain U.S. Government agencies and instrumentalities are not backed by the full faith and credit of the U.S. Government, and there can be no assurance that the U.S. Government would provide financial support to such agencies and instrumentalities.
Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.
Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock the investment adviser or subadviser judges to be undervalued may actually be appropriately priced.
Performance Information
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class I shares. The table shows how the Fund’s average annual returns for 1 year, and since inception, compare with those of a broad measure of market performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.
Annual Performance
Class I Shares
Highest Quarter:	1Q ’19,	12.00%	Lowest Quarter:	3Q ’19,	0.39%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class I only. After-tax returns for other classes will vary.

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Average Annual Total Returns
(for the periods ended December 31, 2019)
		One Year	Since Inception (02/16/18)
Class I	Return Before Taxes	25.15%	6.87%
	Return After Taxes on Distributions	24.30%	6.19%
	Return After Taxes on Distributions and Sale of Fund Shares	15.39%	5.15%
Class M5	Return Before Taxes	24.99%	6.72%
Class M4	Return Before Taxes	24.66%	6.44%
Class M3	Return Before Taxes	24.40%	6.19%
S&P Target Date 2040 Index (reflects no deduction for fees, expenses, or taxes)		23.37%	6.91%
MANAGEMENT
Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)
Subadviser(s): T. Rowe Price Associates, Inc. (“T. Rowe Price”)
Portfolio Manager(s):
Jerome A. Clark, CFA is a Vice President and Portfolio Manager at T. Rowe Price. He has managed the Fund since its inception (February 2018). Effective January 1, 2021, Mr. Clark will step down as a portfolio manager.
Kimberly E. DeDominicis is a Vice President and Portfolio Manager at T. Rowe Price. She has managed the Fund since October 2019.
Andrew Jacobs van Merlen, CFA is a Vice President and Portfolio Manager at T. Rowe Price. He has managed the Fund since January 2020.
Wyatt A. Lee, CFA is a Vice President and Portfolio Manager at T. Rowe Price. He has managed the Fund since its inception (February 2018).
PURCHASE AND SALE OF FUND SHARES
Shares of the Fund are generally available to retirement plans, other institutional investors, and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone, or internet (available to certain customers).
TAX INFORMATION
The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains, unless you are an investor eligible for preferential tax treatment.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MML Advisers or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

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MassMutual Select T. Rowe Price Retirement 2045 Fund
INVESTMENT OBJECTIVE
The Fund seeks the highest total return over time consistent with an emphasis on both capital growth and income.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)
	Class I	Class M5	Class M4	Class M3
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class M5	Class M4	Class M3
Management Fees	.00%	.00%	.00%	.00%
Distribution and Service (Rule 12b-1) Fees	None	None	.25%	.50%
Other Expenses	.08%	.23%	.23%	.23%
Acquired Fund Fees and Expenses	.56%	.56%	.56%	.56%
Total Annual Fund Operating Expenses	.64%	.79%	1.04%	1.29%
Expense Reimbursement	(.09%)	(.09%)	(.09%)	(.09%)
Total Annual Fund Operating Expenses after Expense Reimbursement(1)	.55%	.70%	.95%	1.20%
(1)
The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through January 31, 2021, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed .55%, .70%, .95%, and 1.20% for Classes I, M5, M4, and M3, respectively. The Total Annual Fund Operating Expenses after Expense Reimbursement shown in the above table may exceed these amounts, because, as noted in the previous sentence, certain fees and expenses are excluded from the cap. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MML Advisers.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I	$56	$196	$348	$790
Class M5	$72	$243	$430	$970
Class M4	$97	$322	$565	$1,263
Class M3	$122	$400	$699	$1,549
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 10% of the average value of its portfolio.
INVESTMENTS, RISKS, AND PERFORMANCE
Principal Investment Strategies
The Fund is a “fund of funds” and pursues its objective by investing in a diversified portfolio of other stock and bond series of both the MassMutual Select Funds and T. Rowe Price Funds that represent various asset classes and sectors (“Underlying Funds”). The Fund’s allocation between stock and bond funds will change over time in relation to its target retirement date. The Fund is subadvised by T. Rowe Price Associates, Inc. (“T. Rowe Price”). The Underlying Funds in which the Fund invests are predominantly either advised or subadvised by T. Rowe Price.
The Fund is managed based on the specific retirement year (target date 2045) included in its name and assumes a retirement age of 65. The target date refers to the approximate year an investor in the Fund would plan to retire and likely stop making new investments in the Fund. The Fund is primarily designed for an investor who anticipates retiring at or about the target date and who plans to withdraw the value of the account in the Fund gradually after retirement. However, if

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an investor retires earlier or later than age 65, the Fund may not be an appropriate investment even if the investor retires on or near the Fund’s target date.
Over time, the allocation to asset classes and funds will change according to a predetermined “glide path” shown in the following chart. The glide path represents the shifting of asset classes over time and shows how the Fund’s asset mix becomes more conservative–both prior to and after retirement–as time elapses. This reflects the need for reduced market risks as retirement approaches and the need for lower portfolio volatility after retiring. Although the glide path is meant to dampen the Fund’s potential volatility as retirement approaches, the Fund is not designed for a lump sum redemption at the retirement date. The Fund pursues an asset allocation strategy that promotes asset accumulation prior to retirement, but it is intended to also serve as a post-retirement investment vehicle with allocations designed to support an income stream made up of regular withdrawals throughout retirement along with some portfolio growth that exceeds inflation. After the target date, the Fund is designed to balance longevity and inflation risks along with the need for some income, although it does not guarantee a particular level of income.
At the target date, the Fund’s allocation to stocks
is anticipated to be approximately 55% of its assets. The Fund’s exposure to stocks will continue to decline until approximately 30 years after its target date, when its allocation to stocks will remain fixed at approximately 20% of its assets and the remainder will be invested in bonds. There are no maturity restrictions within the Fund’s overall allocation to bonds, although the bond funds in which the Fund invests may impose specific limits on maturity or credit quality. The allocations shown in the glide path are referred to as “neutral” allocations because they do not reflect any tactical decisions made by T. Rowe Price to overweight or underweight a particular asset class or sector based on its market outlook. The target allocations assigned to the broad asset classes (Stocks and Bonds), which reflect these tactical decisions resulting from market outlook, are not expected to vary from the neutral allocations set forth in the glide path by more than plus (+) or minus (-) five percentage (5%) points.
The following table details the way the portfolio is generally expected to be allocated between the asset classes. The table also shows the expected allocations to the Underlying Funds that will be used within those asset classes. The information in the table represents the neutral allocations for the Fund as of February 1, 2020. The target allocations and actual allocations may differ. The Fund’s shareholder reports set forth its actual allocations between stock funds and bond funds and to the individual Underlying Funds. T. Rowe Price may modify the target asset allocation strategy or the selection of Underlying Funds from time to time, and may invest in other Underlying Funds, including any Underlying Funds that may be created in the future. At any given time, the Fund’s asset allocation may be affected by a variety of factors (such as, for example, whether an Underlying Fund is accepting additional investments). A description of the Underlying Funds is included in Appendix D of the Statement of Additional Information (“SAI”).
Stock Funds	90.00%
MM S&P 500 Index	6.87%
MM Select T. Rowe Price Large Cap Blend	39.22%
MM Select T. Rowe Price Small and Mid Cap Blend	13.76%
MM Select T. Rowe Price International Equity	25.65%
MM Select T. Rowe Price Real Assets	4.50%
Bond Funds	10.00%
MM Select T. Rowe Price Bond Asset	6.00%
T. Rowe Price Dynamic Global Bond	1.00%
MM Select T. Rowe Price U.S. Treasury Long-Term	2.00%
T. Rowe Price Institutional High Yield	0.28%
T. Rowe Price High Yield	0.12%
T. Rowe Price Institutional Floating Rate	0.10%
MM Select T. Rowe Price Emerging Markets Bond	0.50%
MM Select T. Rowe Price Limited Duration Inflation Focused Bond	0.00%
Because the Fund will invest in Underlying Funds advised by MML Advisers, T. Rowe Price, or their affiliates, the Fund will not invest in funds advised or sponsored by others, even if they are less expensive or have better historical performance records. T. Rowe Price will be subject to a conflict of interest in selecting Underlying Funds, because its selection of Underlying Funds might appear

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to be influenced by the expected effect of the selection on its revenues or other benefits of the selection to it. T. Rowe Price has advised the Fund that, as a fiduciary to the Fund, T. Rowe Price has a duty to put the best interests of the Fund ahead of its own interest and that, consequently, it will make investment decisions for the Fund in the best interest of the Fund to achieve the Fund’s investment objectives and not for the benefit of T. Rowe Price.
Through its investments in Underlying Funds, the Fund may be exposed to a wide range of securities and other instruments with differing characteristics (such as credit quality, duration, geography, industry, and market capitalization), including, but not limited to, equity securities of small-, mid-, or large-capitalization U.S. or non-U.S. issuers (including issuers that may only recently have become public companies), fixed income securities of U.S. or non-U.S. private or governmental issuers (including “junk” or “high yield” bonds, including securities in default), inflation-protected securities, bank loans, and short-term investments of any kind. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, real estate investment trusts (“REITs”), rights, and warrants.
An Underlying Fund may engage in foreign currency exchange transactions, including forward contracts, options on currency, futures contracts, and swap contracts, to take long or short positions in foreign currencies in order to enhance its investment return or to attempt to protect against adverse changes in currency exchange rates. An Underlying Fund may be permitted to use a wide variety of additional exchange-traded and over-the-counter derivatives, including options, futures contracts, swap contracts (including interest rate swaps, total return swaps, and credit default swaps), and hybrid instruments. An Underlying Fund may typically use these derivatives for hedging purposes, as a substitute for direct investments, to earn additional income, to gain exposure to securities or markets in which it might not be able to invest directly, or to adjust various portfolio characteristics, including the duration (interest rate volatility) of the Fund’s portfolio of debt securities. Use of derivatives by an Underlying Fund may create investment leverage.
An Underlying Fund may enter into repurchase agreement transactions. An Underlying Fund may invest in mortgage-backed or other asset-backed securities. Some investments by an Underlying Fund may be restricted as to resale or otherwise considered to be illiquid. The Fund will bear a pro rata share of the Underlying Funds’ expenses. The Fund also bears all of the risks associated with the investment strategies used by the Underlying Funds.
Principal Risks
The following are the Principal Risks of the Fund. An investment in this Fund is not guaranteed. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund, including losses near, at, or after the target date. There is no guarantee that the Fund will provide adequate income at and through your retirement. Although the descriptions below refer to the risks relating to investment activities of the Fund, many of the risks arise due to the investment activities of the Underlying Funds. Certain risks relating to instruments and strategies used in the management of the Fund are placed first. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Allocation Risk The allocation of investments among the Underlying Funds’ different investment styles, such as equity or debt securities, or U.S. or non-U.S. securities, may have a more significant effect on the Fund’s net asset value when one of these investments is performing more poorly than the other. There is no assurance that allocation decisions will result in the desired effects. The limited universe of Underlying Funds and the requirement that a significant percentage of Fund assets be invested in mutual funds advised by MML Advisers, T. Rowe Price, or their affiliates as noted in “Principal Investment Strategies” may adversely affect Fund performance.
Risk of Investment in Other Funds or Pools The Fund is indirectly exposed to all of the risks of the underlying funds, including ETFs, in which it invests, including the risk that the underlying funds will not perform as expected. The Fund indirectly pays a portion of the expenses incurred by the underlying funds.
Bank Loans Risk Many of the risks associated with bank loans are similar to the risks of investing in below investment grade debt securities. Changes in the financial condition of the borrower or economic conditions or other circumstances may

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reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. Senior secured bank loans are typically supported by collateral; however the value of the collateral may be insufficient to cover the amount owed to the Fund, or the Fund may be prevented or delayed from realizing on the collateral. Some loans may be unsecured; unsecured loans generally present a greater risk of loss to the Fund if the issuer defaults. If the Fund relies on a third party to administer a loan, the Fund is subject to the risk that the third party will fail to perform its obligations. In addition, if the Fund holds only a participation interest in a loan made by a third party, the Fund’s receipt of payments on the loan will depend on the third party’s willingness and ability to make those payments to the Fund. The settlement time for certain loans is longer than the settlement time for many other types of investments, and the Fund may not receive the payment for a loan sold by it until well after the sale; that cash would be unavailable for payment of redemption proceeds or for reinvestment. Interests in some bank loans may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Fund believes to be a fair price.
Below Investment Grade Debt Securities Risk Below investment grade debt securities, commonly known as “junk” or “high yield” bonds, have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.
Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.
Commodities-Related Investments Risk Commodity prices (including precious metals) can be extremely volatile and exposure to commodities can cause the net asset value of the Fund’s shares to decline or fluctuate in a rapid and unpredictable manner. The values of physical commodities or commodity-linked derivative instruments may be affected by changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, international economic, political, and regulatory developments, or factors affecting a particular region, industry, or commodity. A liquid secondary market may not exist for certain commodity investments, which may make it difficult for the Fund to sell them at a desirable price or at the price at which it is carrying them.
Convertible Securities Risk Convertible securities are subject to the risks of both debt instruments and equity securities. The price of a convertible security may change in response to changes in price of the underlying equity security, the credit quality of the issuer, and interest rates. In general, the values of convertible securities tend to decline as interest rates rise and to rise when interest rates fall. A convertible security generally has less potential for gain or loss than the underlying equity security.
Credit Risk Credit risk is the risk that an issuer, guarantor, or liquidity provider of a fixed income security held by the Fund may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The Fund may also be exposed to the credit risk of its counterparty to repurchase agreements, reverse repurchase agreements, swap transactions, and other derivatives transactions, and to the counterparty’s ability or willingness to perform in accordance with the terms of the transaction. The value of such transactions to the Fund will depend on the willingness and ability of the counterparty to perform its obligations, including among other things the obligation to return collateral or margin to the Fund.
Derivatives Risk Derivatives can be highly volatile and involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect or benefit anticipated.

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Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Many derivatives are traded in the over-the-counter market and not on exchanges.
Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, or investor confidence, or announcements of economic, political, or financial information.
Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Certain events, such as market or economic developments, regulatory or government actions, natural disasters, terrorist attacks, war, and other geopolitical events can have a dramatic adverse effect on the debt market and the overall liquidity of the market for fixed income securities. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. Fixed income securities are subject to interest rate risk (the risk that the value of a fixed income security will fall when interest rates rise), extension risk (the risk that the average life of a security will be extended through a slowing of principal payments), prepayment risk (the risk that a security will be prepaid and the Fund will be required to reinvest at a less favorable rate), and credit risk.
Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, industry, political, regulatory, and other conditions. Political, social, diplomatic, and economic developments, U.S. and foreign government action such as the imposition of currency or capital blockages, controls, or tariffs, economic and trade sanctions or embargoes, security suspensions, entering or exiting trade or other intergovernmental agreements, or the expropriation or nationalization of assets in a particular country, can cause dramatic declines in certain or all securities with exposure to that country and other countries. In the event of nationalization, expropriation, or other confiscation, the Fund could lose its entire foreign investment in a particular country. There may be quotas or other limits on the ability of the Fund (or clients of the Fund’s investment adviser or subadviser) to invest or maintain investments in securities of issuers in certain countries. Enforcing legal rights can be more difficult, costly, and limited in certain foreign countries, and can be particularly difficult against foreign governments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by changes in currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates. Frontier markets, a subset of emerging markets, generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to having abrupt changes in currency values, less mature markets and settlement practices, and lower trading volumes that could lead to greater price volatility and illiquidity. Non-U.S. transaction costs, such as brokerage commissions and custody costs may be higher than in the United States. In addition, foreign markets can react differently to market, economic, industry, political, regulatory, and other conditions than the U.S. market.

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Growth Company Risk The prices of growth securities are often highly sensitive to market fluctuations because of their heavy dependence on future earnings or cash flow expectations, and can be more volatile than the market in general.
Inflation Risk The value of assets or income from the Fund’s investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions.
Large Company Risk Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund’s investments in large-capitalization stocks to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Leveraging Risk Instruments and transactions, including derivatives, that create leverage may cause the value of an investment in the Fund to be more volatile, could result in larger losses than if they were not used, and tend to compound the effects of other risks.
Liquidity Risk Certain securities may be difficult (or impossible) to sell or certain positions may be difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time. The Fund may not receive the proceeds from the sale of certain investments for an extended period.
Management Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses.
Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.
Mortgage- and Asset-Backed Securities Risk Investments in mortgage- and asset-backed securities subject the Fund to credit risk, interest rate risk, extension risk, and prepayment risk, among other risks. Mortgage-backed and asset-backed securities not issued by a government agency generally involve greater credit risk than securities issued by government agencies. Payment of principal and interest generally depends on the cash flows generated by the underlying assets and the terms of the security. The types of mortgages (for example, residential or commercial mortgages) underlying securities held by the Fund may differ and be affected differently by market factors. Investments that receive only the interest portion or the principal portion of payments on the underlying assets may be highly volatile. Litigation with respect to the representations and warranties given in connection with the issuance of mortgage-backed securities can be an important consideration in investing in such securities, and the outcome of any such litigation could significantly impact the value of the Fund’s mortgage-backed investments.
Preferred Stock Risk Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, changes in interest rates may adversely affect the value of a preferred stock that pays a fixed dividend.
Real Estate Risk; REIT Risk Real estate-related investments may decline in value as a result of factors affecting the real estate industry, such as the supply of real property in certain markets, changes in zoning laws, environmental regulations and other governmental action, delays in completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, losses due to natural disasters, and local and regional market conditions. Investments in REITs may be subject to risks similar to those associated with direct investment in real estate, as well as additional risks associated with equity investments. As a shareholder in a REIT, the Fund, and indirectly the Fund’s shareholders, would bear its ratable

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share of the REIT’s expenses and would at the same time continue to pay its own fees and expenses.
Repurchase Agreement Risk  These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.
Sector Risk The Fund may allocate more of its assets to particular industries or to particular economic, market, or industry sectors than to others. This could increase the volatility of the Fund’s portfolio, and the Fund’s performance may be more susceptible to developments affecting issuers in those industries or sectors than if the Fund invested more broadly.
Small and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of small and medium-sized companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Their shares can be less liquid than those of larger companies, especially during market declines. Small and medium-sized companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.
Sovereign Debt Obligations Risk Investments in debt securities issued by governments or by government agencies and instrumentalities involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. Many sovereign debt obligations may be rated below investment grade (“junk” or “high yield” bonds). Any restructuring of a sovereign debt obligation held by the Fund will likely have a significant adverse effect on the value of the obligation. In the event of default of sovereign debt, the Fund may be unable to pursue legal action against the sovereign issuer or to realize on collateral securing the debt.
U.S. Government Securities Risk Obligations of certain U.S. Government agencies and instrumentalities are not backed by the full faith and credit of the U.S. Government, and there can be no assurance that the U.S. Government would provide financial support to such agencies and instrumentalities.
Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.
Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock the investment adviser or subadviser judges to be undervalued may actually be appropriately priced.
Performance Information
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class I shares. The table shows how the Fund’s average annual returns for 1 year, and since inception, compare with those of a broad measure of market performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.
Annual Performance
Class I Shares
Highest Quarter:	1Q ’19,	12.35%	Lowest Quarter:	3Q ’19,	0.26%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class I only. After-tax returns for other classes will vary.

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Average Annual Total Returns
(for the periods ended December 31, 2019)
		One Year	Since Inception (02/16/18)
Class I	Return Before Taxes	25.87%	6.95%
	Return After Taxes on Distributions	25.09%	6.32%
	Return After Taxes on Distributions and Sale of Fund Shares	15.81%	5.24%
Class M5	Return Before Taxes	25.71%	6.80%
Class M4	Return Before Taxes	25.37%	6.52%
Class M3	Return Before Taxes	25.06%	6.27%
S&P Target Date 2045 Index (reflects no deduction for fees, expenses, or taxes)		24.02%	6.95%
MANAGEMENT
Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)
Subadviser(s): T. Rowe Price Associates, Inc. (“T. Rowe Price”)
Portfolio Manager(s):
Jerome A. Clark, CFA is a Vice President and Portfolio Manager at T. Rowe Price. He has managed the Fund since its inception (February 2018). Effective January 1, 2021, Mr. Clark will step down as a portfolio manager.
Kimberly E. DeDominicis is a Vice President and Portfolio Manager at T. Rowe Price. She has managed the Fund since October 2019.
Andrew Jacobs van Merlen, CFA is a Vice President and Portfolio Manager at T. Rowe Price. He has managed the Fund since January 2020.
Wyatt A. Lee, CFA is a Vice President and Portfolio Manager at T. Rowe Price. He has managed the Fund since its inception (February 2018).
PURCHASE AND SALE OF FUND SHARES
Shares of the Fund are generally available to retirement plans, other institutional investors, and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone, or internet (available to certain customers).
TAX INFORMATION
The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains, unless you are an investor eligible for preferential tax treatment.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MML Advisers or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

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MassMutual Select T. Rowe Price Retirement 2050 Fund
INVESTMENT OBJECTIVE
The Fund seeks the highest total return over time consistent with an emphasis on both capital growth and income.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)
	Class I	Class M5	Class M4	Class M3
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class M5	Class M4	Class M3
Management Fees	.00%	.00%	.00%	.00%
Distribution and Service (Rule 12b-1) Fees	None	None	.25%	.50%
Other Expenses	.06%	.21%	.21%	.21%
Acquired Fund Fees and Expenses	.56%	.56%	.56%	.56%
Total Annual Fund Operating Expenses	.62%	.77%	1.02%	1.27%
Expense Reimbursement	(.07%)	(.07%)	(.07%)	(.07%)
Total Annual Fund Operating Expenses after Expense Reimbursement(1)	.55%	.70%	.95%	1.20%
(1)
The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through January 31, 2021, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed .55%, .70%, .95%, and 1.20% for Classes I, M5, M4, and M3, respectively. The Total Annual Fund Operating Expenses after Expense Reimbursement shown in the above table may exceed these amounts, because, as noted in the previous sentence, certain fees and expenses are excluded from the cap. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MML Advisers.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I	$56	$191	$339	$768
Class M5	$72	$239	$421	$948
Class M4	$97	$318	$556	$1,241
Class M3	$122	$396	$690	$1,528
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 10% of the average value of its portfolio.
INVESTMENTS, RISKS, AND PERFORMANCE
Principal Investment Strategies
The Fund is a “fund of funds” and pursues its objective by investing in a diversified portfolio of other stock and bond series of both the MassMutual Select Funds and T. Rowe Price Funds that represent various asset classes and sectors (“Underlying Funds”). The Fund’s allocation between stock and bond funds will change over time in relation to its target retirement date. The Fund is subadvised by T. Rowe Price Associates, Inc. (“T. Rowe Price”). The Underlying Funds in which the Fund invests are predominantly either advised or subadvised by T. Rowe Price.
The Fund is managed based on the specific retirement year (target date 2050) included in its name and assumes a retirement age of 65. The target date refers to the approximate year an investor in the Fund would plan to retire and likely stop making new investments in the Fund. The Fund is primarily designed for an investor who anticipates retiring at or about the target date and who plans to withdraw the value of the account in the Fund gradually after retirement. However, if

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an investor retires earlier or later than age 65, the Fund may not be an appropriate investment even if the investor retires on or near the Fund’s target date.
Over time, the allocation to asset classes and funds will change according to a predetermined “glide path” shown in the following chart. The glide path represents the shifting of asset classes over time and shows how the Fund’s asset mix becomes more conservative–both prior to and after retirement–as time elapses. This reflects the need for reduced market risks as retirement approaches and the need for lower portfolio volatility after retiring. Although the glide path is meant to dampen the Fund’s potential volatility as retirement approaches, the Fund is not designed for a lump sum redemption at the retirement date. The Fund pursues an asset allocation strategy that promotes asset accumulation prior to retirement, but it is intended to also serve as a post-retirement investment vehicle with allocations designed to support an income stream made up of regular withdrawals throughout retirement along with some portfolio growth that exceeds inflation. After the target date, the Fund is designed to balance longevity and inflation risks along with the need for some income, although it does not guarantee a particular level of income.
At the target date, the Fund’s allocation to stocks
is anticipated to be approximately 55% of its assets. The Fund’s exposure to stocks will continue to decline until approximately 30 years after its target date, when its allocation to stocks will remain fixed at approximately 20% of its assets and the remainder will be invested in bonds. There are no maturity restrictions within the Fund’s overall allocation to bonds, although the bond funds in which the Fund invests may impose specific limits on maturity or credit quality. The allocations shown in the glide path are referred to as “neutral” allocations because they do not reflect any tactical decisions made by T. Rowe Price to overweight or underweight a particular asset class or sector based on its market outlook. The target allocations assigned to the broad asset classes (Stocks and Bonds), which reflect these tactical decisions resulting from market outlook, are not expected to vary from the neutral allocations set forth in the glide path by more than plus (+) or minus (-) five percentage (5%) points.
The following table details the way the portfolio is generally expected to be allocated between the asset classes. The table also shows the expected allocations to the Underlying Funds that will be used within those asset classes. The information in the table represents the neutral allocations for the Fund as of February 1, 2020. The target allocations and actual allocations may differ. The Fund’s shareholder reports set forth its actual allocations between stock funds and bond funds and to the individual Underlying Funds. T. Rowe Price may modify the target asset allocation strategy or the selection of Underlying Funds from time to time, and may invest in other Underlying Funds, including any Underlying Funds that may be created in the future. At any given time, the Fund’s asset allocation may be affected by a variety of factors (such as, for example, whether an Underlying Fund is accepting additional investments). A description of the Underlying Funds is included in Appendix D of the Statement of Additional Information (“SAI”).
Stock Funds	90.00%
MM S&P 500 Index	6.87%
MM Select T. Rowe Price Large Cap Blend	39.22%
MM Select T. Rowe Price Small and Mid Cap Blend	13.76%
MM Select T. Rowe Price International Equity	25.65%
MM Select T. Rowe Price Real Assets	4.50%
Bond Funds	10.00%
MM Select T. Rowe Price Bond Asset	6.00%
T. Rowe Price Dynamic Global Bond	1.00%
MM Select T. Rowe Price U.S. Treasury Long-Term	2.00%
T. Rowe Price Institutional High Yield	0.28%
T. Rowe Price High Yield	0.12%
T. Rowe Price Institutional Floating Rate	0.10%
MM Select T. Rowe Price Emerging Markets Bond	0.50%
MM Select T. Rowe Price Limited Duration Inflation Focused Bond	0.00%
Because the Fund will invest in Underlying Funds advised by MML Advisers, T. Rowe Price, or their affiliates, the Fund will not invest in funds advised or sponsored by others, even if they are less expensive or have better historical performance records. T. Rowe Price will be subject to a conflict of interest in selecting Underlying Funds, because its selection of Underlying Funds might appear

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to be influenced by the expected effect of the selection on its revenues or other benefits of the selection to it. T. Rowe Price has advised the Fund that, as a fiduciary to the Fund, T. Rowe Price has a duty to put the best interests of the Fund ahead of its own interest and that, consequently, it will make investment decisions for the Fund in the best interest of the Fund to achieve the Fund’s investment objectives and not for the benefit of T. Rowe Price.
Through its investments in Underlying Funds, the Fund may be exposed to a wide range of securities and other instruments with differing characteristics (such as credit quality, duration, geography, industry, and market capitalization), including, but not limited to, equity securities of small-, mid-, or large-capitalization U.S. or non-U.S. issuers (including issuers that may only recently have become public companies), fixed income securities of U.S. or non-U.S. private or governmental issuers (including “junk” or “high yield” bonds, including securities in default), inflation-protected securities, bank loans, and short-term investments of any kind. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, real estate investment trusts (“REITs”), rights, and warrants.
An Underlying Fund may engage in foreign currency exchange transactions, including forward contracts, options on currency, futures contracts, and swap contracts, to take long or short positions in foreign currencies in order to enhance its investment return or to attempt to protect against adverse changes in currency exchange rates. An Underlying Fund may be permitted to use a wide variety of additional exchange-traded and over-the-counter derivatives, including options, futures contracts, swap contracts (including interest rate swaps, total return swaps, and credit default swaps), and hybrid instruments. An Underlying Fund may typically use these derivatives for hedging purposes, as a substitute for direct investments, to earn additional income, to gain exposure to securities or markets in which it might not be able to invest directly, or to adjust various portfolio characteristics, including the duration (interest rate volatility) of the Fund’s portfolio of debt securities. Use of derivatives by an Underlying Fund may create investment leverage.
An Underlying Fund may enter into repurchase agreement transactions. An Underlying Fund may invest in mortgage-backed or other asset-backed securities. Some investments by an Underlying Fund may be restricted as to resale or otherwise considered to be illiquid. The Fund will bear a pro rata share of the Underlying Funds’ expenses. The Fund also bears all of the risks associated with the investment strategies used by the Underlying Funds.
Principal Risks
The following are the Principal Risks of the Fund. An investment in this Fund is not guaranteed. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund, including losses near, at, or after the target date. There is no guarantee that the Fund will provide adequate income at and through your retirement. Although the descriptions below refer to the risks relating to investment activities of the Fund, many of the risks arise due to the investment activities of the Underlying Funds. Certain risks relating to instruments and strategies used in the management of the Fund are placed first. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Allocation Risk The allocation of investments among the Underlying Funds’ different investment styles, such as equity or debt securities, or U.S. or non-U.S. securities, may have a more significant effect on the Fund’s net asset value when one of these investments is performing more poorly than the other. There is no assurance that allocation decisions will result in the desired effects. The limited universe of Underlying Funds and the requirement that a significant percentage of Fund assets be invested in mutual funds advised by MML Advisers, T. Rowe Price, or their affiliates as noted in “Principal Investment Strategies” may adversely affect Fund performance.
Risk of Investment in Other Funds or Pools The Fund is indirectly exposed to all of the risks of the underlying funds, including ETFs, in which it invests, including the risk that the underlying funds will not perform as expected. The Fund indirectly pays a portion of the expenses incurred by the underlying funds.
Bank Loans Risk Many of the risks associated with bank loans are similar to the risks of investing in below investment grade debt securities. Changes in the financial condition of the borrower or economic conditions or other circumstances may

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reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. Senior secured bank loans are typically supported by collateral; however the value of the collateral may be insufficient to cover the amount owed to the Fund, or the Fund may be prevented or delayed from realizing on the collateral. Some loans may be unsecured; unsecured loans generally present a greater risk of loss to the Fund if the issuer defaults. If the Fund relies on a third party to administer a loan, the Fund is subject to the risk that the third party will fail to perform its obligations. In addition, if the Fund holds only a participation interest in a loan made by a third party, the Fund’s receipt of payments on the loan will depend on the third party’s willingness and ability to make those payments to the Fund. The settlement time for certain loans is longer than the settlement time for many other types of investments, and the Fund may not receive the payment for a loan sold by it until well after the sale; that cash would be unavailable for payment of redemption proceeds or for reinvestment. Interests in some bank loans may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Fund believes to be a fair price.
Below Investment Grade Debt Securities Risk Below investment grade debt securities, commonly known as “junk” or “high yield” bonds, have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.
Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.
Commodities-Related Investments Risk Commodity prices (including precious metals) can be extremely volatile and exposure to commodities can cause the net asset value of the Fund’s shares to decline or fluctuate in a rapid and unpredictable manner. The values of physical commodities or commodity-linked derivative instruments may be affected by changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, international economic, political, and regulatory developments, or factors affecting a particular region, industry, or commodity. A liquid secondary market may not exist for certain commodity investments, which may make it difficult for the Fund to sell them at a desirable price or at the price at which it is carrying them.
Convertible Securities Risk Convertible securities are subject to the risks of both debt instruments and equity securities. The price of a convertible security may change in response to changes in price of the underlying equity security, the credit quality of the issuer, and interest rates. In general, the values of convertible securities tend to decline as interest rates rise and to rise when interest rates fall. A convertible security generally has less potential for gain or loss than the underlying equity security.
Credit Risk Credit risk is the risk that an issuer, guarantor, or liquidity provider of a fixed income security held by the Fund may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The Fund may also be exposed to the credit risk of its counterparty to repurchase agreements, reverse repurchase agreements, swap transactions, and other derivatives transactions, and to the counterparty’s ability or willingness to perform in accordance with the terms of the transaction. The value of such transactions to the Fund will depend on the willingness and ability of the counterparty to perform its obligations, including among other things the obligation to return collateral or margin to the Fund.
Derivatives Risk Derivatives can be highly volatile and involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect or benefit anticipated.

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Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Many derivatives are traded in the over-the-counter market and not on exchanges.
Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, or investor confidence, or announcements of economic, political, or financial information.
Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Certain events, such as market or economic developments, regulatory or government actions, natural disasters, terrorist attacks, war, and other geopolitical events can have a dramatic adverse effect on the debt market and the overall liquidity of the market for fixed income securities. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. Fixed income securities are subject to interest rate risk (the risk that the value of a fixed income security will fall when interest rates rise), extension risk (the risk that the average life of a security will be extended through a slowing of principal payments), prepayment risk (the risk that a security will be prepaid and the Fund will be required to reinvest at a less favorable rate), and credit risk.
Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, industry, political, regulatory, and other conditions. Political, social, diplomatic, and economic developments, U.S. and foreign government action such as the imposition of currency or capital blockages, controls, or tariffs, economic and trade sanctions or embargoes, security suspensions, entering or exiting trade or other intergovernmental agreements, or the expropriation or nationalization of assets in a particular country, can cause dramatic declines in certain or all securities with exposure to that country and other countries. In the event of nationalization, expropriation, or other confiscation, the Fund could lose its entire foreign investment in a particular country. There may be quotas or other limits on the ability of the Fund (or clients of the Fund’s investment adviser or subadviser) to invest or maintain investments in securities of issuers in certain countries. Enforcing legal rights can be more difficult, costly, and limited in certain foreign countries, and can be particularly difficult against foreign governments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by changes in currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates. Frontier markets, a subset of emerging markets, generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to having abrupt changes in currency values, less mature markets and settlement practices, and lower trading volumes that could lead to greater price volatility and illiquidity. Non-U.S. transaction costs, such as brokerage commissions and custody costs may be higher than in the United States. In addition, foreign markets can react differently to market, economic, industry, political, regulatory, and other conditions than the U.S. market.

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Growth Company Risk The prices of growth securities are often highly sensitive to market fluctuations because of their heavy dependence on future earnings or cash flow expectations, and can be more volatile than the market in general.
Inflation Risk The value of assets or income from the Fund’s investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions.
Large Company Risk Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund’s investments in large-capitalization stocks to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Leveraging Risk Instruments and transactions, including derivatives, that create leverage may cause the value of an investment in the Fund to be more volatile, could result in larger losses than if they were not used, and tend to compound the effects of other risks.
Liquidity Risk Certain securities may be difficult (or impossible) to sell or certain positions may be difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time. The Fund may not receive the proceeds from the sale of certain investments for an extended period.
Management Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses.
Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.
Mortgage- and Asset-Backed Securities Risk Investments in mortgage- and asset-backed securities subject the Fund to credit risk, interest rate risk, extension risk, and prepayment risk, among other risks. Mortgage-backed and asset-backed securities not issued by a government agency generally involve greater credit risk than securities issued by government agencies. Payment of principal and interest generally depends on the cash flows generated by the underlying assets and the terms of the security. The types of mortgages (for example, residential or commercial mortgages) underlying securities held by the Fund may differ and be affected differently by market factors. Investments that receive only the interest portion or the principal portion of payments on the underlying assets may be highly volatile. Litigation with respect to the representations and warranties given in connection with the issuance of mortgage-backed securities can be an important consideration in investing in such securities, and the outcome of any such litigation could significantly impact the value of the Fund’s mortgage-backed investments.
Preferred Stock Risk Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, changes in interest rates may adversely affect the value of a preferred stock that pays a fixed dividend.
Real Estate Risk; REIT Risk Real estate-related investments may decline in value as a result of factors affecting the real estate industry, such as the supply of real property in certain markets, changes in zoning laws, environmental regulations and other governmental action, delays in completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, losses due to natural disasters, and local and regional market conditions. Investments in REITs may be subject to risks similar to those associated with direct investment in real estate, as well as additional risks associated with equity investments. As a shareholder in a REIT, the Fund, and indirectly the Fund’s shareholders, would bear its ratable

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share of the REIT’s expenses and would at the same time continue to pay its own fees and expenses.
Repurchase Agreement Risk  These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.
Sector Risk The Fund may allocate more of its assets to particular industries or to particular economic, market, or industry sectors than to others. This could increase the volatility of the Fund’s portfolio, and the Fund’s performance may be more susceptible to developments affecting issuers in those industries or sectors than if the Fund invested more broadly.
Small and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of small and medium-sized companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Their shares can be less liquid than those of larger companies, especially during market declines. Small and medium-sized companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.
Sovereign Debt Obligations Risk Investments in debt securities issued by governments or by government agencies and instrumentalities involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. Many sovereign debt obligations may be rated below investment grade (“junk” or “high yield” bonds). Any restructuring of a sovereign debt obligation held by the Fund will likely have a significant adverse effect on the value of the obligation. In the event of default of sovereign debt, the Fund may be unable to pursue legal action against the sovereign issuer or to realize on collateral securing the debt.
U.S. Government Securities Risk Obligations of certain U.S. Government agencies and instrumentalities are not backed by the full faith and credit of the U.S. Government, and there can be no assurance that the U.S. Government would provide financial support to such agencies and instrumentalities.
Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.
Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock the investment adviser or subadviser judges to be undervalued may actually be appropriately priced.
Performance Information
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class I shares. The table shows how the Fund’s average annual returns for 1 year, and since inception, compare with those of a broad measure of market performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.
Annual Performance
Class I Shares
Highest Quarter:	1Q ’19,	12.42%	Lowest Quarter:	3Q ’19,	0.32%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class I only. After-tax returns for other classes will vary.

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Average Annual Total Returns
(for the periods ended December 31, 2019)
		One Year	Since Inception (02/16/18)
Class I	Return Before Taxes	25.92%	6.96%
	Return After Taxes on Distributions	25.18%	6.36%
	Return After Taxes on Distributions and Sale of Fund Shares	15.83%	5.26%
Class M5	Return Before Taxes	25.76%	6.81%
Class M4	Return Before Taxes	25.43%	6.53%
Class M3	Return Before Taxes	25.03%	6.26%
S&P Target Date 2050 Index (reflects no deduction for fees, expenses, or taxes)		24.35%	6.95%
MANAGEMENT
Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)
Subadviser(s): T. Rowe Price Associates, Inc. (“T. Rowe Price”)
Portfolio Manager(s):
Jerome A. Clark, CFA is a Vice President and Portfolio Manager at T. Rowe Price. He has managed the Fund since its inception (February 2018). Effective January 1, 2021, Mr. Clark will step down as a portfolio manager.
Kimberly E. DeDominicis is a Vice President and Portfolio Manager at T. Rowe Price. She has managed the Fund since October 2019.
Andrew Jacobs van Merlen, CFA is a Vice President and Portfolio Manager at T. Rowe Price. He has managed the Fund since January 2020.
Wyatt A. Lee, CFA is a Vice President and Portfolio Manager at T. Rowe Price. He has managed the Fund since its inception (February 2018).
PURCHASE AND SALE OF FUND SHARES
Shares of the Fund are generally available to retirement plans, other institutional investors, and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone, or internet (available to certain customers).
TAX INFORMATION
The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains, unless you are an investor eligible for preferential tax treatment.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MML Advisers or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

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MassMutual Select T. Rowe Price Retirement 2055 Fund
INVESTMENT OBJECTIVE
The Fund seeks the highest total return over time consistent with an emphasis on both capital growth and income.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)
	Class I	Class M5	Class M4	Class M3
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class M5	Class M4	Class M3
Management Fees	.00%	.00%	.00%	.00%
Distribution and Service (Rule 12b-1) Fees	None	None	.25%	.50%
Other Expenses	.15%	.30%	.30%	.30%
Acquired Fund Fees and Expenses	.56%	.56%	.56%	.56%
Total Annual Fund Operating Expenses	.71%	.86%	1.11%	1.36%
Expense Reimbursement	(.16%)	(.16%)	(.16%)	(.16%)
Total Annual Fund Operating Expenses after Expense Reimbursement(1)	.55%	.70%	.95%	1.20%
(1)
The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through January 31, 2021, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed .55%, .70%, .95%, and 1.20% for Classes I, M5, M4, and M3, respectively. The Total Annual Fund Operating Expenses after Expense Reimbursement shown in the above table may exceed these amounts, because, as noted in the previous sentence, certain fees and expenses are excluded from the cap. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MML Advisers.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I	$56	$211	$379	$867
Class M5	$72	$258	$461	$1,046
Class M4	$97	$337	$596	$1,337
Class M3	$122	$415	$729	$1,621
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 9% of the average value of its portfolio.
INVESTMENTS, RISKS, AND PERFORMANCE
Principal Investment Strategies
The Fund is a “fund of funds” and pursues its objective by investing in a diversified portfolio of other stock and bond series of both the MassMutual Select Funds and T. Rowe Price Funds that represent various asset classes and sectors (“Underlying Funds”). The Fund’s allocation between stock and bond funds will change over time in relation to its target retirement date. The Fund is subadvised by T. Rowe Price Associates, Inc. (“T. Rowe Price”). The Underlying Funds in which the Fund invests are predominantly either advised or subadvised by T. Rowe Price.
The Fund is managed based on the specific retirement year (target date 2055) included in its name and assumes a retirement age of 65. The target date refers to the approximate year an investor in the Fund would plan to retire and likely stop making new investments in the Fund. The Fund is primarily designed for an investor who anticipates retiring at or about the target date and who plans to withdraw the value of the account in the Fund gradually after retirement. However, if

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an investor retires earlier or later than age 65, the Fund may not be an appropriate investment even if the investor retires on or near the Fund’s target date.
Over time, the allocation to asset classes and funds will change according to a predetermined “glide path” shown in the following chart. The glide path represents the shifting of asset classes over time and shows how the Fund’s asset mix becomes more conservative–both prior to and after retirement–as time elapses. This reflects the need for reduced market risks as retirement approaches and the need for lower portfolio volatility after retiring. Although the glide path is meant to dampen the Fund’s potential volatility as retirement approaches, the Fund is not designed for a lump sum redemption at the retirement date. The Fund pursues an asset allocation strategy that promotes asset accumulation prior to retirement, but it is intended to also serve as a post-retirement investment vehicle with allocations designed to support an income stream made up of regular withdrawals throughout retirement along with some portfolio growth that exceeds inflation. After the target date, the Fund is designed to balance longevity and inflation risks along with the need for some income, although it does not guarantee a particular level of income.
At the target date, the Fund’s allocation to stocks
is anticipated to be approximately 55% of its assets. The Fund’s exposure to stocks will continue to decline until approximately 30 years after its target date, when its allocation to stocks will remain fixed at approximately 20% of its assets and the remainder will be invested in bonds. There are no maturity restrictions within the Fund’s overall allocation to bonds, although the bond funds in which the Fund invests may impose specific limits on maturity or credit quality. The allocations shown in the glide path are referred to as “neutral” allocations because they do not reflect any tactical decisions made by T. Rowe Price to overweight or underweight a particular asset class or sector based on its market outlook. The target allocations assigned to the broad asset classes (Stocks and Bonds), which reflect these tactical decisions resulting from market outlook, are not expected to vary from the neutral allocations set forth in the glide path by more than plus (+) or minus (-) five percentage (5%) points.
The following table details the way the portfolio is generally expected to be allocated between the asset classes. The table also shows the expected allocations to the Underlying Funds that will be used within those asset classes. The information in the table represents the neutral allocations for the Fund as of February 1, 2020. The target allocations and actual allocations may differ. The Fund’s shareholder reports set forth its actual allocations between stock funds and bond funds and to the individual Underlying Funds. T. Rowe Price may modify the target asset allocation strategy or the selection of Underlying Funds from time to time, and may invest in other Underlying Funds, including any Underlying Funds that may be created in the future. At any given time, the Fund’s asset allocation may be affected by a variety of factors (such as, for example, whether an Underlying Fund is accepting additional investments). A description of the Underlying Funds is included in Appendix D of the Statement of Additional Information (“SAI”).
Stock Funds	90.00%
MM S&P 500 Index	6.87%
MM Select T. Rowe Price Large Cap Blend	39.22%
MM Select T. Rowe Price Small and Mid Cap Blend	13.76%
MM Select T. Rowe Price International Equity	25.65%
MM Select T. Rowe Price Real Assets	4.50%
Bond Funds	10.00%
MM Select T. Rowe Price Bond Asset	6.00%
T. Rowe Price Dynamic Global Bond	1.00%
MM Select T. Rowe Price U.S. Treasury Long-Term	2.00%
T. Rowe Price Institutional High Yield	0.28%
T. Rowe Price High Yield	0.12%
T. Rowe Price Institutional Floating Rate	0.10%
MM Select T. Rowe Price Emerging Markets Bond	0.50%
MM Select T. Rowe Price Limited Duration Inflation Focused Bond	0.00%
Because the Fund will invest in Underlying Funds advised by MML Advisers, T. Rowe Price, or their affiliates, the Fund will not invest in funds advised or sponsored by others, even if they are less expensive or have better historical performance records. T. Rowe Price will be subject to a conflict of interest in selecting Underlying Funds, because its selection of Underlying Funds might appear

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to be influenced by the expected effect of the selection on its revenues or other benefits of the selection to it. T. Rowe Price has advised the Fund that, as a fiduciary to the Fund, T. Rowe Price has a duty to put the best interests of the Fund ahead of its own interest and that, consequently, it will make investment decisions for the Fund in the best interest of the Fund to achieve the Fund’s investment objectives and not for the benefit of T. Rowe Price.
Through its investments in Underlying Funds, the Fund may be exposed to a wide range of securities and other instruments with differing characteristics (such as credit quality, duration, geography, industry, and market capitalization), including, but not limited to, equity securities of small-, mid-, or large-capitalization U.S. or non-U.S. issuers (including issuers that may only recently have become public companies), fixed income securities of U.S. or non-U.S. private or governmental issuers (including “junk” or “high yield” bonds, including securities in default), inflation-protected securities, bank loans, and short-term investments of any kind. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, real estate investment trusts (“REITs”), rights, and warrants.
An Underlying Fund may engage in foreign currency exchange transactions, including forward contracts, options on currency, futures contracts, and swap contracts, to take long or short positions in foreign currencies in order to enhance its investment return or to attempt to protect against adverse changes in currency exchange rates. An Underlying Fund may be permitted to use a wide variety of additional exchange-traded and over-the-counter derivatives, including options, futures contracts, swap contracts (including interest rate swaps, total return swaps, and credit default swaps), and hybrid instruments. An Underlying Fund may typically use these derivatives for hedging purposes, as a substitute for direct investments, to earn additional income, to gain exposure to securities or markets in which it might not be able to invest directly, or to adjust various portfolio characteristics, including the duration (interest rate volatility) of the Fund’s portfolio of debt securities. Use of derivatives by an Underlying Fund may create investment leverage.
An Underlying Fund may enter into repurchase agreement transactions. An Underlying Fund may invest in mortgage-backed or other asset-backed securities. Some investments by an Underlying Fund may be restricted as to resale or otherwise considered to be illiquid. The Fund will bear a pro rata share of the Underlying Funds’ expenses. The Fund also bears all of the risks associated with the investment strategies used by the Underlying Funds.
Principal Risks
The following are the Principal Risks of the Fund. An investment in this Fund is not guaranteed. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund, including losses near, at, or after the target date. There is no guarantee that the Fund will provide adequate income at and through your retirement. Although the descriptions below refer to the risks relating to investment activities of the Fund, many of the risks arise due to the investment activities of the Underlying Funds. Certain risks relating to instruments and strategies used in the management of the Fund are placed first. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Allocation Risk The allocation of investments among the Underlying Funds’ different investment styles, such as equity or debt securities, or U.S. or non-U.S. securities, may have a more significant effect on the Fund’s net asset value when one of these investments is performing more poorly than the other. There is no assurance that allocation decisions will result in the desired effects. The limited universe of Underlying Funds and the requirement that a significant percentage of Fund assets be invested in mutual funds advised by MML Advisers, T. Rowe Price, or their affiliates as noted in “Principal Investment Strategies” may adversely affect Fund performance.
Risk of Investment in Other Funds or Pools The Fund is indirectly exposed to all of the risks of the underlying funds, including ETFs, in which it invests, including the risk that the underlying funds will not perform as expected. The Fund indirectly pays a portion of the expenses incurred by the underlying funds.
Bank Loans Risk Many of the risks associated with bank loans are similar to the risks of investing in below investment grade debt securities. Changes in the financial condition of the borrower or economic conditions or other circumstances may

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reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. Senior secured bank loans are typically supported by collateral; however the value of the collateral may be insufficient to cover the amount owed to the Fund, or the Fund may be prevented or delayed from realizing on the collateral. Some loans may be unsecured; unsecured loans generally present a greater risk of loss to the Fund if the issuer defaults. If the Fund relies on a third party to administer a loan, the Fund is subject to the risk that the third party will fail to perform its obligations. In addition, if the Fund holds only a participation interest in a loan made by a third party, the Fund’s receipt of payments on the loan will depend on the third party’s willingness and ability to make those payments to the Fund. The settlement time for certain loans is longer than the settlement time for many other types of investments, and the Fund may not receive the payment for a loan sold by it until well after the sale; that cash would be unavailable for payment of redemption proceeds or for reinvestment. Interests in some bank loans may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Fund believes to be a fair price.
Below Investment Grade Debt Securities Risk Below investment grade debt securities, commonly known as “junk” or “high yield” bonds, have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.
Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.
Commodities-Related Investments Risk Commodity prices (including precious metals) can be extremely volatile and exposure to commodities can cause the net asset value of the Fund’s shares to decline or fluctuate in a rapid and unpredictable manner. The values of physical commodities or commodity-linked derivative instruments may be affected by changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, international economic, political, and regulatory developments, or factors affecting a particular region, industry, or commodity. A liquid secondary market may not exist for certain commodity investments, which may make it difficult for the Fund to sell them at a desirable price or at the price at which it is carrying them.
Convertible Securities Risk Convertible securities are subject to the risks of both debt instruments and equity securities. The price of a convertible security may change in response to changes in price of the underlying equity security, the credit quality of the issuer, and interest rates. In general, the values of convertible securities tend to decline as interest rates rise and to rise when interest rates fall. A convertible security generally has less potential for gain or loss than the underlying equity security.
Credit Risk Credit risk is the risk that an issuer, guarantor, or liquidity provider of a fixed income security held by the Fund may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The Fund may also be exposed to the credit risk of its counterparty to repurchase agreements, reverse repurchase agreements, swap transactions, and other derivatives transactions, and to the counterparty’s ability or willingness to perform in accordance with the terms of the transaction. The value of such transactions to the Fund will depend on the willingness and ability of the counterparty to perform its obligations, including among other things the obligation to return collateral or margin to the Fund.
Derivatives Risk Derivatives can be highly volatile and involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect or benefit anticipated.

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Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Many derivatives are traded in the over-the-counter market and not on exchanges.
Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, or investor confidence, or announcements of economic, political, or financial information.
Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Certain events, such as market or economic developments, regulatory or government actions, natural disasters, terrorist attacks, war, and other geopolitical events can have a dramatic adverse effect on the debt market and the overall liquidity of the market for fixed income securities. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. Fixed income securities are subject to interest rate risk (the risk that the value of a fixed income security will fall when interest rates rise), extension risk (the risk that the average life of a security will be extended through a slowing of principal payments), prepayment risk (the risk that a security will be prepaid and the Fund will be required to reinvest at a less favorable rate), and credit risk.
Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, industry, political, regulatory, and other conditions. Political, social, diplomatic, and economic developments, U.S. and foreign government action such as the imposition of currency or capital blockages, controls, or tariffs, economic and trade sanctions or embargoes, security suspensions, entering or exiting trade or other intergovernmental agreements, or the expropriation or nationalization of assets in a particular country, can cause dramatic declines in certain or all securities with exposure to that country and other countries. In the event of nationalization, expropriation, or other confiscation, the Fund could lose its entire foreign investment in a particular country. There may be quotas or other limits on the ability of the Fund (or clients of the Fund’s investment adviser or subadviser) to invest or maintain investments in securities of issuers in certain countries. Enforcing legal rights can be more difficult, costly, and limited in certain foreign countries, and can be particularly difficult against foreign governments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by changes in currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates. Frontier markets, a subset of emerging markets, generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to having abrupt changes in currency values, less mature markets and settlement practices, and lower trading volumes that could lead to greater price volatility and illiquidity. Non-U.S. transaction costs, such as brokerage commissions and custody costs may be higher than in the United States. In addition, foreign markets can react differently to market, economic, industry, political, regulatory, and other conditions than the U.S. market.

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Growth Company Risk The prices of growth securities are often highly sensitive to market fluctuations because of their heavy dependence on future earnings or cash flow expectations, and can be more volatile than the market in general.
Inflation Risk The value of assets or income from the Fund’s investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions.
Large Company Risk Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund’s investments in large-capitalization stocks to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Leveraging Risk Instruments and transactions, including derivatives, that create leverage may cause the value of an investment in the Fund to be more volatile, could result in larger losses than if they were not used, and tend to compound the effects of other risks.
Liquidity Risk Certain securities may be difficult (or impossible) to sell or certain positions may be difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time. The Fund may not receive the proceeds from the sale of certain investments for an extended period.
Management Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses.
Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.
Mortgage- and Asset-Backed Securities Risk Investments in mortgage- and asset-backed securities subject the Fund to credit risk, interest rate risk, extension risk, and prepayment risk, among other risks. Mortgage-backed and asset-backed securities not issued by a government agency generally involve greater credit risk than securities issued by government agencies. Payment of principal and interest generally depends on the cash flows generated by the underlying assets and the terms of the security. The types of mortgages (for example, residential or commercial mortgages) underlying securities held by the Fund may differ and be affected differently by market factors. Investments that receive only the interest portion or the principal portion of payments on the underlying assets may be highly volatile. Litigation with respect to the representations and warranties given in connection with the issuance of mortgage-backed securities can be an important consideration in investing in such securities, and the outcome of any such litigation could significantly impact the value of the Fund’s mortgage-backed investments.
Preferred Stock Risk Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, changes in interest rates may adversely affect the value of a preferred stock that pays a fixed dividend.
Real Estate Risk; REIT Risk Real estate-related investments may decline in value as a result of factors affecting the real estate industry, such as the supply of real property in certain markets, changes in zoning laws, environmental regulations and other governmental action, delays in completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, losses due to natural disasters, and local and regional market conditions. Investments in REITs may be subject to risks similar to those associated with direct investment in real estate, as well as additional risks associated with equity investments. As a shareholder in a REIT, the Fund, and indirectly the Fund’s shareholders, would bear its ratable

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share of the REIT’s expenses and would at the same time continue to pay its own fees and expenses.
Repurchase Agreement Risk  These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.
Sector Risk The Fund may allocate more of its assets to particular industries or to particular economic, market, or industry sectors than to others. This could increase the volatility of the Fund’s portfolio, and the Fund’s performance may be more susceptible to developments affecting issuers in those industries or sectors than if the Fund invested more broadly.
Small and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of small and medium-sized companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Their shares can be less liquid than those of larger companies, especially during market declines. Small and medium-sized companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.
Sovereign Debt Obligations Risk Investments in debt securities issued by governments or by government agencies and instrumentalities involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. Many sovereign debt obligations may be rated below investment grade (“junk” or “high yield” bonds). Any restructuring of a sovereign debt obligation held by the Fund will likely have a significant adverse effect on the value of the obligation. In the event of default of sovereign debt, the Fund may be unable to pursue legal action against the sovereign issuer or to realize on collateral securing the debt.
U.S. Government Securities Risk Obligations of certain U.S. Government agencies and instrumentalities are not backed by the full faith and credit of the U.S. Government, and there can be no assurance that the U.S. Government would provide financial support to such agencies and instrumentalities.
Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.
Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock the investment adviser or subadviser judges to be undervalued may actually be appropriately priced.
Performance Information
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class I shares. The table shows how the Fund’s average annual returns for 1 year, and since inception, compare with those of a broad measure of market performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.
Annual Performance
Class I Shares
Highest Quarter:	1Q ’19,	12.35%	Lowest Quarter:	3Q ’19,	0.26%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class I only. After-tax returns for other classes will vary.

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Average Annual Total Returns
(for the periods ended December 31, 2019)
		One Year	Since Inception (02/16/18)
Class I	Return Before Taxes	25.89%	6.95%
	Return After Taxes on Distributions	25.10%	6.33%
	Return After Taxes on Distributions and Sale of Fund Shares	15.82%	5.24%
Class M5	Return Before Taxes	25.66%	6.78%
Class M4	Return Before Taxes	25.39%	6.52%
Class M3	Return Before Taxes	25.06%	6.25%
S&P Target Date 2055 Index (reflects no deduction for fees, expenses, or taxes)		24.48%	6.96%
MANAGEMENT
Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)
Subadviser(s): T. Rowe Price Associates, Inc. (“T. Rowe Price”)
Portfolio Manager(s):
Jerome A. Clark, CFA is a Vice President and Portfolio Manager at T. Rowe Price. He has managed the Fund since its inception (February 2018). Effective January 1, 2021, Mr. Clark will step down as a portfolio manager.
Kimberly E. DeDominicis is a Vice President and Portfolio Manager at T. Rowe Price. She has managed the Fund since October 2019.
Andrew Jacobs van Merlen, CFA is a Vice President and Portfolio Manager at T. Rowe Price. He has managed the Fund since January 2020.
Wyatt A. Lee, CFA is a Vice President and Portfolio Manager at T. Rowe Price. He has managed the Fund since its inception (February 2018).
PURCHASE AND SALE OF FUND SHARES
Shares of the Fund are generally available to retirement plans, other institutional investors, and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone, or internet (available to certain customers).
TAX INFORMATION
The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains, unless you are an investor eligible for preferential tax treatment.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MML Advisers or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

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MassMutual Select T. Rowe Price Retirement 2060 Fund
INVESTMENT OBJECTIVE
The Fund seeks the highest total return over time consistent with an emphasis on both capital growth and income.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)
	Class I	Class M5	Class M4	Class M3
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class M5	Class M4	Class M3
Management Fees	.00%	.00%	.00%	.00%
Distribution and Service (Rule 12b-1) Fees	None	None	.25%	.50%
Other Expenses	.85%	1.00%	1.00%	1.00%
Acquired Fund Fees and Expenses	.56%	.56%	.56%	.56%
Total Annual Fund Operating Expenses	1.41%	1.56%	1.81%	2.06%
Expense Reimbursement	(.85%)	(.85%)	(.85%)	(.85%)
Total Annual Fund Operating Expenses after Expense Reimbursement(1)	.56%	.71%	.96%	1.21%
(1)
The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through January 31, 2021, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed .56%, .71%, .96%, and 1.21% for Classes I, M5, M4, and M3, respectively. The Total Annual Fund Operating Expenses after Expense Reimbursement shown in the above table may exceed these amounts, because, as noted in the previous sentence, certain fees and expenses are excluded from the cap. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MML Advisers.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I	$57	$362	$690	$1,617
Class M5	$73	$409	$769	$1,784
Class M4	$98	$487	$901	$2,057
Class M3	$123	$564	$1,030	$2,322
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 16% of the average value of its portfolio.
INVESTMENTS, RISKS, AND PERFORMANCE
Principal Investment Strategies
The Fund is a “fund of funds” and pursues its objective by investing in a diversified portfolio of other stock and bond series of both the MassMutual Select Funds and T. Rowe Price Funds that represent various asset classes and sectors (“Underlying Funds”). The Fund’s allocation between stock and bond funds will change over time in relation to its target retirement date. The Fund is subadvised by T. Rowe Price Associates, Inc. (“T. Rowe Price”). The Underlying Funds in which the Fund invests are predominantly either advised or subadvised by T. Rowe Price.
The Fund is managed based on the specific retirement year (target date 2060) included in its name and assumes a retirement age of 65. The target date refers to the approximate year an investor in the Fund would plan to retire and likely stop making new investments in the Fund. The Fund is primarily designed for an investor who anticipates retiring at or about the target date and who plans to withdraw the value of the account in the Fund gradually after retirement. However, if

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an investor retires earlier or later than age 65, the Fund may not be an appropriate investment even if the investor retires on or near the Fund’s target date.
Over time, the allocation to asset classes and funds will change according to a predetermined “glide path” shown in the following chart. The glide path represents the shifting of asset classes over time and shows how the Fund’s asset mix becomes more conservative–both prior to and after retirement–as time elapses. This reflects the need for reduced market risks as retirement approaches and the need for lower portfolio volatility after retiring. Although the glide path is meant to dampen the Fund’s potential volatility as retirement approaches, the Fund is not designed for a lump sum redemption at the retirement date. The Fund pursues an asset allocation strategy that promotes asset accumulation prior to retirement, but it is intended to also serve as a post-retirement investment vehicle with allocations designed to support an income stream made up of regular withdrawals throughout retirement along with some portfolio growth that exceeds inflation. After the target date, the Fund is designed to balance longevity and inflation risks along with the need for some income, although it does not guarantee a particular level of income.
At the target date, the Fund’s allocation to stocks
is anticipated to be approximately 55% of its assets. The Fund’s exposure to stocks will continue to decline until approximately 30 years after its target date, when its allocation to stocks will remain fixed at approximately 20% of its assets and the remainder will be invested in bonds. There are no maturity restrictions within the Fund’s overall allocation to bonds, although the bond funds in which the Fund invests may impose specific limits on maturity or credit quality. The allocations shown in the glide path are referred to as “neutral” allocations because they do not reflect any tactical decisions made by T. Rowe Price to overweight or underweight a particular asset class or sector based on its market outlook. The target allocations assigned to the broad asset classes (Stocks and Bonds), which reflect these tactical decisions resulting from market outlook, are not expected to vary from the neutral allocations set forth in the glide path by more than plus (+) or minus (-) five percentage (5%) points.
The following table details the way the portfolio is generally expected to be allocated between the asset classes. The table also shows the expected allocations to the Underlying Funds that will be used within those asset classes. The information in the table represents the neutral allocations for the Fund as of February 1, 2020. The target allocations and actual allocations may differ. The Fund’s shareholder reports set forth its actual allocations between stock funds and bond funds and to the individual Underlying Funds. T. Rowe Price may modify the target asset allocation strategy or the selection of Underlying Funds from time to time, and may invest in other Underlying Funds, including any Underlying Funds that may be created in the future. At any given time, the Fund’s asset allocation may be affected by a variety of factors (such as, for example, whether an Underlying Fund is accepting additional investments). A description of the Underlying Funds is included in Appendix D of the Statement of Additional Information (“SAI”).
Stock Funds	90.00%
MM S&P 500 Index	6.87%
MM Select T. Rowe Price Large Cap Blend	39.22%
MM Select T. Rowe Price Small and Mid Cap Blend	13.76%
MM Select T. Rowe Price International Equity	25.65%
MM Select T. Rowe Price Real Assets	4.50%
Bond Funds	10.00%
MM Select T. Rowe Price Bond Asset	6.00%
T. Rowe Price Dynamic Global Bond	1.00%
MM Select T. Rowe Price U.S. Treasury Long-Term	2.00%
T. Rowe Price Institutional High Yield	0.28%
T. Rowe Price High Yield	0.12%
T. Rowe Price Institutional Floating Rate	0.10%
MM Select T. Rowe Price Emerging Markets Bond	0.50%
MM Select T. Rowe Price Limited Duration Inflation Focused Bond	0.00%
Because the Fund will invest in Underlying Funds advised by MML Advisers, T. Rowe Price, or their affiliates, the Fund will not invest in funds advised or sponsored by others, even if they are less expensive or have better historical performance records. T. Rowe Price will be subject to a conflict of interest in selecting Underlying Funds, because its selection of Underlying Funds might appear

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to be influenced by the expected effect of the selection on its revenues or other benefits of the selection to it. T. Rowe Price has advised the Fund that, as a fiduciary to the Fund, T. Rowe Price has a duty to put the best interests of the Fund ahead of its own interest and that, consequently, it will make investment decisions for the Fund in the best interest of the Fund to achieve the Fund’s investment objectives and not for the benefit of T. Rowe Price.
Through its investments in Underlying Funds, the Fund may be exposed to a wide range of securities and other instruments with differing characteristics (such as credit quality, duration, geography, industry, and market capitalization), including, but not limited to, equity securities of small-, mid-, or large-capitalization U.S. or non-U.S. issuers (including issuers that may only recently have become public companies), fixed income securities of U.S. or non-U.S. private or governmental issuers (including “junk” or “high yield” bonds, including securities in default), inflation-protected securities, bank loans, and short-term investments of any kind. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, real estate investment trusts (“REITs”), rights, and warrants.
An Underlying Fund may engage in foreign currency exchange transactions, including forward contracts, options on currency, futures contracts, and swap contracts, to take long or short positions in foreign currencies in order to enhance its investment return or to attempt to protect against adverse changes in currency exchange rates. An Underlying Fund may be permitted to use a wide variety of additional exchange-traded and over-the-counter derivatives, including options, futures contracts, swap contracts (including interest rate swaps, total return swaps, and credit default swaps), and hybrid instruments. An Underlying Fund may typically use these derivatives for hedging purposes, as a substitute for direct investments, to earn additional income, to gain exposure to securities or markets in which it might not be able to invest directly, or to adjust various portfolio characteristics, including the duration (interest rate volatility) of the Fund’s portfolio of debt securities. Use of derivatives by an Underlying Fund may create investment leverage.
An Underlying Fund may enter into repurchase agreement transactions. An Underlying Fund may invest in mortgage-backed or other asset-backed securities. Some investments by an Underlying Fund may be restricted as to resale or otherwise considered to be illiquid. The Fund will bear a pro rata share of the Underlying Funds’ expenses. The Fund also bears all of the risks associated with the investment strategies used by the Underlying Funds.
Principal Risks
The following are the Principal Risks of the Fund. An investment in this Fund is not guaranteed. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund, including losses near, at, or after the target date. There is no guarantee that the Fund will provide adequate income at and through your retirement. Although the descriptions below refer to the risks relating to investment activities of the Fund, many of the risks arise due to the investment activities of the Underlying Funds. Certain risks relating to instruments and strategies used in the management of the Fund are placed first. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Allocation Risk The allocation of investments among the Underlying Funds’ different investment styles, such as equity or debt securities, or U.S. or non-U.S. securities, may have a more significant effect on the Fund’s net asset value when one of these investments is performing more poorly than the other. There is no assurance that allocation decisions will result in the desired effects. The limited universe of Underlying Funds and the requirement that a significant percentage of Fund assets be invested in mutual funds advised by MML Advisers, T. Rowe Price, or their affiliates as noted in “Principal Investment Strategies” may adversely affect Fund performance.
Risk of Investment in Other Funds or Pools The Fund is indirectly exposed to all of the risks of the underlying funds, including ETFs, in which it invests, including the risk that the underlying funds will not perform as expected. The Fund indirectly pays a portion of the expenses incurred by the underlying funds.
Bank Loans Risk Many of the risks associated with bank loans are similar to the risks of investing in below investment grade debt securities. Changes in the financial condition of the borrower or economic conditions or other circumstances may

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reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. Senior secured bank loans are typically supported by collateral; however the value of the collateral may be insufficient to cover the amount owed to the Fund, or the Fund may be prevented or delayed from realizing on the collateral. Some loans may be unsecured; unsecured loans generally present a greater risk of loss to the Fund if the issuer defaults. If the Fund relies on a third party to administer a loan, the Fund is subject to the risk that the third party will fail to perform its obligations. In addition, if the Fund holds only a participation interest in a loan made by a third party, the Fund’s receipt of payments on the loan will depend on the third party’s willingness and ability to make those payments to the Fund. The settlement time for certain loans is longer than the settlement time for many other types of investments, and the Fund may not receive the payment for a loan sold by it until well after the sale; that cash would be unavailable for payment of redemption proceeds or for reinvestment. Interests in some bank loans may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Fund believes to be a fair price.
Below Investment Grade Debt Securities Risk Below investment grade debt securities, commonly known as “junk” or “high yield” bonds, have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.
Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.
Commodities-Related Investments Risk Commodity prices (including precious metals) can be extremely volatile and exposure to commodities can cause the net asset value of the Fund’s shares to decline or fluctuate in a rapid and unpredictable manner. The values of physical commodities or commodity-linked derivative instruments may be affected by changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, international economic, political, and regulatory developments, or factors affecting a particular region, industry, or commodity. A liquid secondary market may not exist for certain commodity investments, which may make it difficult for the Fund to sell them at a desirable price or at the price at which it is carrying them.
Convertible Securities Risk Convertible securities are subject to the risks of both debt instruments and equity securities. The price of a convertible security may change in response to changes in price of the underlying equity security, the credit quality of the issuer, and interest rates. In general, the values of convertible securities tend to decline as interest rates rise and to rise when interest rates fall. A convertible security generally has less potential for gain or loss than the underlying equity security.
Credit Risk Credit risk is the risk that an issuer, guarantor, or liquidity provider of a fixed income security held by the Fund may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The Fund may also be exposed to the credit risk of its counterparty to repurchase agreements, reverse repurchase agreements, swap transactions, and other derivatives transactions, and to the counterparty’s ability or willingness to perform in accordance with the terms of the transaction. The value of such transactions to the Fund will depend on the willingness and ability of the counterparty to perform its obligations, including among other things the obligation to return collateral or margin to the Fund.
Derivatives Risk Derivatives can be highly volatile and involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect or benefit anticipated.

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Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Many derivatives are traded in the over-the-counter market and not on exchanges.
Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, or investor confidence, or announcements of economic, political, or financial information.
Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Certain events, such as market or economic developments, regulatory or government actions, natural disasters, terrorist attacks, war, and other geopolitical events can have a dramatic adverse effect on the debt market and the overall liquidity of the market for fixed income securities. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. Fixed income securities are subject to interest rate risk (the risk that the value of a fixed income security will fall when interest rates rise), extension risk (the risk that the average life of a security will be extended through a slowing of principal payments), prepayment risk (the risk that a security will be prepaid and the Fund will be required to reinvest at a less favorable rate), and credit risk.
Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, industry, political, regulatory, and other conditions. Political, social, diplomatic, and economic developments, U.S. and foreign government action such as the imposition of currency or capital blockages, controls, or tariffs, economic and trade sanctions or embargoes, security suspensions, entering or exiting trade or other intergovernmental agreements, or the expropriation or nationalization of assets in a particular country, can cause dramatic declines in certain or all securities with exposure to that country and other countries. In the event of nationalization, expropriation, or other confiscation, the Fund could lose its entire foreign investment in a particular country. There may be quotas or other limits on the ability of the Fund (or clients of the Fund’s investment adviser or subadviser) to invest or maintain investments in securities of issuers in certain countries. Enforcing legal rights can be more difficult, costly, and limited in certain foreign countries, and can be particularly difficult against foreign governments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by changes in currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates. Frontier markets, a subset of emerging markets, generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to having abrupt changes in currency values, less mature markets and settlement practices, and lower trading volumes that could lead to greater price volatility and illiquidity. Non-U.S. transaction costs, such as brokerage commissions and custody costs may be higher than in the United States. In addition, foreign markets can react differently to market, economic, industry, political, regulatory, and other conditions than the U.S. market.

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Growth Company Risk The prices of growth securities are often highly sensitive to market fluctuations because of their heavy dependence on future earnings or cash flow expectations, and can be more volatile than the market in general.
Inflation Risk The value of assets or income from the Fund’s investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions.
Large Company Risk Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund’s investments in large-capitalization stocks to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Leveraging Risk Instruments and transactions, including derivatives, that create leverage may cause the value of an investment in the Fund to be more volatile, could result in larger losses than if they were not used, and tend to compound the effects of other risks.
Liquidity Risk Certain securities may be difficult (or impossible) to sell or certain positions may be difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time. The Fund may not receive the proceeds from the sale of certain investments for an extended period.
Management Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses.
Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.
Mortgage- and Asset-Backed Securities Risk Investments in mortgage- and asset-backed securities subject the Fund to credit risk, interest rate risk, extension risk, and prepayment risk, among other risks. Mortgage-backed and asset-backed securities not issued by a government agency generally involve greater credit risk than securities issued by government agencies. Payment of principal and interest generally depends on the cash flows generated by the underlying assets and the terms of the security. The types of mortgages (for example, residential or commercial mortgages) underlying securities held by the Fund may differ and be affected differently by market factors. Investments that receive only the interest portion or the principal portion of payments on the underlying assets may be highly volatile. Litigation with respect to the representations and warranties given in connection with the issuance of mortgage-backed securities can be an important consideration in investing in such securities, and the outcome of any such litigation could significantly impact the value of the Fund’s mortgage-backed investments.
Preferred Stock Risk Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, changes in interest rates may adversely affect the value of a preferred stock that pays a fixed dividend.
Real Estate Risk; REIT Risk Real estate-related investments may decline in value as a result of factors affecting the real estate industry, such as the supply of real property in certain markets, changes in zoning laws, environmental regulations and other governmental action, delays in completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, losses due to natural disasters, and local and regional market conditions. Investments in REITs may be subject to risks similar to those associated with direct investment in real estate, as well as additional risks associated with equity investments. As a shareholder in a REIT, the Fund, and indirectly the Fund’s shareholders, would bear its ratable

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share of the REIT’s expenses and would at the same time continue to pay its own fees and expenses.
Repurchase Agreement Risk  These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.
Sector Risk The Fund may allocate more of its assets to particular industries or to particular economic, market, or industry sectors than to others. This could increase the volatility of the Fund’s portfolio, and the Fund’s performance may be more susceptible to developments affecting issuers in those industries or sectors than if the Fund invested more broadly.
Small and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of small and medium-sized companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Their shares can be less liquid than those of larger companies, especially during market declines. Small and medium-sized companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.
Sovereign Debt Obligations Risk Investments in debt securities issued by governments or by government agencies and instrumentalities involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. Many sovereign debt obligations may be rated below investment grade (“junk” or “high yield” bonds). Any restructuring of a sovereign debt obligation held by the Fund will likely have a significant adverse effect on the value of the obligation. In the event of default of sovereign debt, the Fund may be unable to pursue legal action against the sovereign issuer or to realize on collateral securing the debt.
U.S. Government Securities Risk Obligations of certain U.S. Government agencies and instrumentalities are not backed by the full faith and credit of the U.S. Government, and there can be no assurance that the U.S. Government would provide financial support to such agencies and instrumentalities.
Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.
Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock the investment adviser or subadviser judges to be undervalued may actually be appropriately priced.
Performance Information
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class I shares. The table shows how the Fund’s average annual returns for 1 year, and since inception, compare with those of a broad measure of market performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.
Annual Performance
Class I Shares
Highest Quarter:	1Q ’19,	12.38%	Lowest Quarter:	3Q ’19,	0.26%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class I only. After-tax returns for other classes will vary.

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Average Annual Total Returns
(for the periods ended December 31, 2019)
		One Year	Since Inception (02/16/18)
Class I	Return Before Taxes	25.88%	6.91%
	Return After Taxes on Distributions	25.10%	6.25%
	Return After Taxes on Distributions and Sale of Fund Shares	15.79%	5.18%
Class M5	Return Before Taxes	25.75%	6.79%
Class M4	Return Before Taxes	25.40%	6.50%
Class M3	Return Before Taxes	25.03%	6.24%
S&P Target Date 2060+ Index (reflects no deduction for fees, expenses, or taxes)		24.73%	7.04%
MANAGEMENT
Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)
Subadviser(s): T. Rowe Price Associates, Inc. (“T. Rowe Price”)
Portfolio Manager(s):
Jerome A. Clark, CFA is a Vice President and Portfolio Manager at T. Rowe Price. He has managed the Fund since its inception (February 2018). Effective January 1, 2021, Mr. Clark will step down as a portfolio manager.
Kimberly E. DeDominicis is a Vice President and Portfolio Manager at T. Rowe Price. She has managed the Fund since October 2019.
Andrew Jacobs van Merlen, CFA is a Vice President and Portfolio Manager at T. Rowe Price. He has managed the Fund since January 2020.
Wyatt A. Lee, CFA is a Vice President and Portfolio Manager at T. Rowe Price. He has managed the Fund since its inception (February 2018).
PURCHASE AND SALE OF FUND SHARES
Shares of the Fund are generally available to retirement plans, other institutional investors, and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone, or internet (available to certain customers).
TAX INFORMATION
The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains, unless you are an investor eligible for preferential tax treatment.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MML Advisers or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

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Additional Information Regarding Investment Objectives and Principal Investment Strategies
Except as otherwise stated, references in this section to “the Funds” or “a Fund” may relate to the Fund, one or more Underlying Funds, or both.
Changes to Investment Objectives and Strategies. Each MassMutual Select T. Rowe Price Retirement Fund’s investment objective and strategies are non-fundamental and may be changed by the Board of Trustees (the “Trustees”) of the MassMutual Select Funds (the “Trust”) without shareholder approval.
Note Regarding Percentage Limitations. All percentage limitations on investments in this Prospectus will apply at the time of investment, and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of the investment. (As a result, the actual investments making up a Fund’s portfolio may not at a particular time comport with any such limitation due to increases or decreases in the values of securities held by the Fund.) However, if, through a change in values, net assets, or other circumstances, a Fund were in a position where more than 15% of its net assets was invested in illiquid securities, the Fund would take appropriate orderly steps, as deemed necessary, to protect liquidity.
Credit Ratings. Security ratings are determined at the time of investment based on ratings published by nationally recognized statistical rating organizations; if a security is not rated, it will be deemed to have the same rating as a security determined by the investment adviser or subadviser to be of comparable quality. Unless otherwise stated, if a security is rated by more than one nationally recognized statistical rating organization, the highest rating is used. The Fund may retain any security whose rating has been downgraded after purchase.
Duration. Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security’s value to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. Unlike the maturity of a debt security, which measures only the time until final payment is due, duration takes into account the time until all payments of interest and principal on a security are expected to be made, including how these payments are affected by prepayments and by changes in interest rates.
Leverage. Leverage generally has the effect of increasing the amount of loss or gain a Fund might realize, and may increase volatility in the value of a Fund’s investments. Adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the amount invested in the derivative itself.
Temporary Defensive Positions. At times, a Fund’s investment adviser or subadviser may determine that market conditions make pursuing a Fund’s basic investment strategy inconsistent with the best interests of its shareholders. At such times, the investment adviser or subadviser may (but will not necessarily), without notice, temporarily use alternative strategies primarily designed to reduce fluctuations in the values of a Fund’s assets. In implementing these defensive strategies, a Fund may hold assets without limit in cash and cash equivalents and in other investments that the investment adviser or subadviser believes to be consistent with the Fund’s best interests. If such a temporary defensive strategy is implemented, a Fund may not achieve its investment objective.
Portfolio Turnover. Changes are made in a Fund’s portfolio whenever the investment adviser or subadviser believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions. A high portfolio turnover rate will result in higher costs from brokerage commissions, dealer-mark-ups, bid-ask spreads, and other transaction costs and may also result in a higher percentage of short-term capital gains and a lower percentage of long-term capital gains as compared to a fund that trades less frequently (short-term capital gains generally receive less favorable tax treatment in the hands of shareholders than do long-term capital gains). Such costs are not reflected in the Funds’ Total Annual Fund Operating Expenses set forth in the fee tables but do have the effect of reducing a Fund’s investment return.
Non-Principal Investments; Use of Derivatives; Repurchase Agreements. A Fund may hold investments that are not included in its principal investment strategies. These non-principal investments are described in the SAI or below under “Additional Information Regarding Principal Risks.” A Fund also may choose not to invest in certain securities described in this Prospectus and in the SAI, even though it has the ability to do

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so. Certain Funds may engage in transactions involving derivatives as part of their principal investment strategies; the disclosures of the principal investment strategies of those Funds include specific references to those derivatives transactions. Any of the other Funds may engage in derivatives transactions not as part of their principal investment strategies, and Funds that may use certain derivatives as part of their principal investment strategies may use other derivatives (not as part of their principal investment strategies), as well. A Fund may use derivatives for hedging purposes, as a substitute for direct investment, to earn additional income, to adjust portfolio characteristics, including duration (interest rate volatility), to gain exposure to securities or markets in which it might not be able to invest directly, to provide asset/liability management, or to take long or short positions on one or more indexes, securities, or foreign currencies. If a Fund takes a short position with respect to a particular index, security, or currency, it will lose money if the index, security, or currency appreciates in value, or an expected credit or other event that might affect the value of the index, security, or currency fails to occur. Losses could be significant. Derivatives transactions may include, but are not limited to, foreign currency exchange transactions, options, futures contracts, interest rate swaps, interest rate futures contracts, forward contracts, total return swaps, credit default swaps, and hybrid instruments. A Fund may use derivatives to create investment leverage. See “Additional Information Regarding Principal Risks,” below, and the SAI for more information regarding those transactions.
A Fund may enter into repurchase agreements, and an Underlying Fund may make loans of portfolio securities to broker-dealers and other financial intermediaries of up to 33⅓% of its total assets. These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral, or if the Fund is required to return collateral to a borrower at a time when it may realize a loss on the investment of that collateral. A repurchase agreement is a transaction in which a Fund purchases a security from a seller, subject to the obligation of the seller to repurchase that security from the Fund at a higher price. A Fund may enter into repurchase agreements as a non-principal investment strategy.
Foreign Securities. The globalization and integration of the world economic system and related financial markets have made it increasingly difficult to define issuers geographically. Accordingly, the Funds and other series of the Trust intend to construe geographic terms such as “foreign,” “non-U.S.,” “European,” “Latin American,” “Asian,” and “emerging markets” in the manner that affords to the Funds and other series the greatest flexibility in seeking to achieve the investment objective(s) of the relevant Series. Specifically, unless otherwise stated, in circumstances where the investment objective and/or strategy is to invest (a) exclusively in “foreign securities,” “non-U.S. securities,” “European securities,” “Latin American securities,” “Asian securities,” or “emerging markets” (or similar directions) or (b) at least some percentage of the Fund’s or other series assets in foreign securities, etc., the Fund or other series will take the view that a security meets this description so long as the issuer of a security is tied economically to the particular country or geographic region indicated by words of the relevant investment objective and/or strategy (the “Relevant Language”). For these purposes the issuer of a security is deemed to have that tie if:
(i) the issuer is organized under the laws of the country or a country within the geographic region suggested by the Relevant Language or maintains its principal place of business in that country or region; or
(ii) the securities are traded principally in the country or region suggested by the Relevant Language; or
(iii) the issuer, during its most recent fiscal year, derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the country or region suggested by the Relevant Language or has at least 50% of its assets in that country or region.
In addition, the Funds and other series intend to treat derivative securities (e.g., call options) for this purpose by reference to the underlying security. Conversely, if the investment objective and/or strategy of a Series limits the percentage of assets that may be invested in “foreign securities,” etc. or prohibits such investments altogether, a Series intends to categorize securities as “foreign,” etc. only if the security possesses all of the attributes described above in clauses (i), (ii), and (iii).

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MassMutual Select T. Rowe Price Retirement Funds. T. Rowe Price invests each MassMutual Select T. Rowe Price Retirement Fund’s assets in a combination of stock and bond Underlying Funds. The MassMutual Select T. Rowe Price Retirement Funds differ primarily due to their asset allocations among these fund types. The target asset allocation strategy for each MassMutual Select T. Rowe Price Retirement Fund is designed to provide an approach to asset allocation that is neither overly aggressive nor overly conservative for the Fund’s retirement date.
T. Rowe Price allocates the assets of each MassMutual Select T. Rowe Price Retirement Fund among Underlying Funds according to an asset allocation strategy that becomes increasingly conservative over time. Each Fund’s name refers to the approximate retirement year of the investors for whom the Fund’s asset allocation strategy is designed. For example, MassMutual Select T. Rowe Price Retirement 2060 Fund, which is designed for investors planning to retire around the year 2060, currently has an aggressive target asset allocation (relative to the other target-date MassMutual Select T. Rowe Price Retirement Funds), generally expected to be allocated with approximately ninety percent of its assets invested in stock Underlying Funds and ten percent of its assets invested in bond Underlying Funds. By contrast, MassMutual Select T. Rowe Price Retirement 2005 Fund currently has a more conservative target asset allocation generally expected to be allocated with less than forty percent of its assets invested in stock Underlying Funds and more than sixty percent of its assets invested in bond Underlying Funds.
MassMutual Select T. Rowe Price Retirement Balanced Fund is designed for investors in their retirement years. T. Rowe Price allocates the Fund’s assets according to a target asset allocation that emphasizes bond Underlying Funds but also includes a smaller allocation to stock Underlying Funds. The MassMutual Select T. Rowe Price Retirement Balanced Fund is designed for investors who are retired and want a static asset allocation. The other MassMutual Select T. Rowe Price Retirement Funds, including the MassMutual Select T. Rowe Price Retirement 2005, 2010, and 2015 Funds, are designed for investors who want a glide path.
T. Rowe Price intends to manage each MassMutual Select T. Rowe Price Retirement Fund according to the Fund’s target asset allocation strategy, and does not intend to trade actively among Underlying Funds or to attempt to capture short-term market opportunities as primary activities. T. Rowe Price may modify the target asset allocation strategy or the selection of Underlying Funds for any MassMutual Select T. Rowe Price Retirement Fund from time to time, and may invest in other Underlying Funds, including any Underlying Funds that may be created in the future.
Each MassMutual Select T. Rowe Price Retirement Fund will bear a pro rata share of its Underlying Funds’ expenses. Each MassMutual Select T. Rowe Price Retirement Fund also bears all of the risks associated with the investment strategies used by its Underlying Funds.
The following table details the way each MassMutual Select T. Rowe Price Retirement Fund is generally expected to be allocated between the asset classes. The table also shows the expected allocations to the Underlying Funds that will be used within those asset classes. The information in the table represents the neutral allocations for the Fund as of February 1, 2020. The target allocations and actual allocations may differ. The Funds’ shareholder reports set forth their actual allocations between stock funds and bond funds and to the individual Underlying Funds. At any given time, a Fund’s asset allocation may be affected by a variety of factors (such as, for example, whether an Underlying Fund is accepting additional investments). A description of the Underlying Funds is included in Appendix D of the SAI. More detailed information about each Underlying Fund is available in each Underlying Fund’s prospectus.
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	Retirement Balanced	Retirement 2005	Retirement 2010	Retirement 2015	Retirement 2020	Retirement 2025	Retirement 2030	Retirement 2035	Retirement 2040	Retirement 2045	Retirement 2050	Retirement 2055	Retirement 2060
Stock Funds	40.00%	36.50%	41.50%	48.50%	58.00%	66.50%	74.50%	81.00%	86.50%	90.00%	90.00%	90.00%	90.00%
MM S&P 500 Index	20.47%	18.69%	21.24%	18.63%	18.25%	15.46%	12.70%	10.46%	8.04%	6.87%	6.87%	6.87%	6.87%
MM Select T. Rowe Price Large Cap Blend	0.00%	0.00%	0.00%	6.20%	11.46%	18.60%	25.46%	31.02%	36.26%	39.22%	39.22%	39.22%	39.22%
MM Select T. Rowe Price Small and Mid Cap Blend	6.13%	5.59%	6.36%	7.43%	8.86%	10.17%	11.39%	12.39%	13.23%	13.76%	13.76%	13.76%	13.76%
MM Select T. Rowe Price International Equity	11.40%	10.40%	11.83%	13.82%	16.53%	18.95%	21.23%	23.08%	24.65%	25.65%	25.65%	25.65%	25.65%
MM Select T. Rowe Price Real Assets	2.00%	1.82%	2.07%	2.42%	2.90%	3.32%	3.72%	4.05%	4.32%	4.50%	4.50%	4.50%	4.50%
Bond Funds	60.00%	63.50%	58.50%	51.50%	42.00%	33.50%	25.50%	19.00%	13.50%	10.00%	10.00%	10.00%	10.00%
MM Select T. Rowe Price Bond Asset	18.00%	26.71%	25.20%	22.81%	20.10%	17.11%	14.10%	11.41%	8.10%	6.00%	6.00%	6.00%	6.00%
T. Rowe Price Dynamic Global Bond	3.00%	4.45%	4.20%	3.80%	3.35%	2.85%	2.35%	1.90%	1.35%	1.00%	1.00%	1.00%	1.00%
MM Select T. Rowe Price U.S. Treasury Long-Term	2.51%	3.60%	3.61%	3.57%	3.48%	3.34%	3.07%	2.77%	2.42%	2.00%	2.00%	2.00%	2.00%
T. Rowe Price Institutional High Yield	1.82%	2.73%	2.52%	2.19%	1.84%	1.46%	1.11%	0.82%	0.45%	0.28%	0.28%	0.28%	0.28%
T. Rowe Price High Yield	0.78%	1.17%	1.08%	0.94%	0.79%	0.62%	0.48%	0.35%	0.20%	0.12%	0.12%	0.12%	0.12%
T. Rowe Price Institutional Floating Rate	0.65%	0.97%	0.90%	0.78%	0.66%	0.52%	0.40%	0.29%	0.16%	0.10%	0.10%	0.10%	0.10%
MM Select T. Rowe Price Emerging Markets Bond	3.24%	4.87%	4.49%	3.91%	3.28%	2.60%	1.99%	1.46%	0.82%	0.50%	0.50%	0.50%	0.50%
MM Select T. Rowe Price Limited Duration Inflation Focused Bond	30.00%	19.00%	16.50%	13.50%	8.50%	5.00%	2.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Tactical Asset Allocation. The allocations to asset classes and Underlying Funds are referred to as “neutral” allocations because they are strategic and do not reflect any tactical decisions made by T. Rowe Price to overweight or underweight a particular asset class or sector based on its outlook for the global economy and securities markets. Target allocations are set periodically for the MassMutual Select T. Rowe Price Retirement Funds, and any variance from the neutral allocation can be strategically applied to any sector or combination of Underlying Funds’ target allocations within a broad asset class or to any single Underlying Fund in which a MassMutual Select T. Rowe Price Retirement Fund can invest. The target allocation assigned to a broad asset class (stocks or bonds) is not expected to vary from a MassMutual Select T. Rowe Price Retirement Fund’s prescribed neutral allocation by more than plus (+) or minus (-) five percentage (5%) points. When deciding upon allocations within these prescribed limits, T. Rowe Price may favor bonds if the economy is expected to slow sufficiently to hurt corporate profits and T. Rowe Price may favor stocks when strong economic growth is expected. T. Rowe Price also considers the capacity of an Underlying Fund to absorb additional cash flow. Each MassMutual Select T. Rowe Price Retirement Fund may hold a portion of its assets in cash or cash equivalents. In addition, each MassMutual Select T. Rowe Price Retirement Fund may make investments in the State Street Institutional U.S. Government Money Market Fund to help manage cash flows into and out of the Fund and invest new purchases in accordance with the Fund’s target allocations, as well as for any tactical allocations to money market securities.

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Disclosure of Portfolio Holdings
A description of the Funds’ policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Funds’ SAI.
Additional Information Regarding Principal Risks
A Fund, by itself, generally is not intended to provide a complete investment program. Investment in the Funds is intended to serve as part of a diversified portfolio of investments. An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
The value of your investment in a Fund changes with the values of the investments in the Fund’s portfolio. Many things can affect those values. Factors that may have an important or significant effect on a particular Fund’s portfolio as a whole are called “Principal Risks.” The Principal Risks of each Fund are identified in the foregoing Fund Summaries and are described in this section. Certain Funds may be more susceptible to some risks than others. Although the Funds strive to reach their stated goals, they cannot offer guaranteed results. The value of your investment in a Fund could go down as well as up. You can lose money by investing in the Funds. Except as otherwise stated, references in this section to “the Funds” or “a Fund” may relate to the Fund, one or more Underlying Funds, or both.
The SAI contains further information about the Funds, their investments, and their related risks.
•
Allocation Risk

The allocation of investments among the Underlying Funds’ different investment styles, such as equity or debt securities, or U.S. or non-U.S. securities, may have a more significant effect on a Fund’s net asset value when one of these investments is performing more poorly than the other. There is no assurance that allocation decisions will result in the desired effects. The limited universe of Underlying Funds and the requirement that a significant percentage of a MassMutual Select T. Rowe Price Retirement Fund’s assets be invested in mutual funds advised by MML Advisers, T. Rowe Price, or their affiliates as noted in each Fund’s “Principal Investment Strategies” may adversely affect Fund performance.
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Bank Loans Risk

Many of the risks associated with bank loans are similar to the risks of investing in below investment grade debt securities, although bank loans are typically (though not always) senior and secured, while below investment grade debt securities or investments are often subordinated and unsecured. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. The value of any collateral securing a bank loan may decline after a Fund invests, and there is a risk that the value of the collateral may not be sufficient to cover the amount owed to the Fund. In addition, collateral securing a loan may be found invalid, may be used to pay other outstanding obligations of the borrower under applicable law, or may be difficult to sell. In the event that a borrower defaults, a Fund’s access to the collateral may be limited by bankruptcy and other insolvency laws. There is also the risk that the collateral may be difficult to liquidate, or that a majority of the collateral may be illiquid. In addition, some loans may be unsecured. Unsecured loans generally present a greater risk of loss to the Fund if the issuer defaults. In some cases, the Fund may rely on a third party to administer its interest in a loan, and so is subject to the risk that the third party will be unwilling or unable to perform its obligations. The Fund may invest in a loan by purchasing an indirect interest in the loan held by a third party. In that case, the Fund will be subject to both the credit risk of the borrower and of the third party, and the Fund may be unable to realize some or all of the value of its interest in the loan in the event of the insolvency of the third party. The settlement time for certain loans is longer than the settlement time for many other types of investments, and the Fund may not receive the payment for a loan sold by it until well after the sale; that cash would be unavailable for payment of redemption proceeds or for reinvestment. Interests in some

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bank loans may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Fund believes to be a fair price. Some bank loans may be illiquid, and bank loans generally tend to be less liquid than many other debt securities. The lack of a liquid secondary market may make it more difficult for the Fund to assign a value to such instruments for purposes of valuing the Fund’s portfolio and calculating its net asset value (“NAV”).
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Below Investment Grade Debt Securities Risk

Below investment grade debt securities, which are also known as “junk” or “high yield” bonds, and comparable unrated securities in which a Fund may invest, have speculative characteristics, and changes in economic conditions, the financial condition of the issuer, and/or an unanticipated rise in interest rates or other circumstances are more likely to lead to a weakened capacity to make principal and interest payment than in the case of higher grade securities. Below investment grade debt securities involve greater volatility of price and yield and greater risk of loss of principal and interest than do higher quality securities. In the past, economic downturns or increases in interest rates have, under certain circumstances, resulted in a higher incidence of default by the issuers of these instruments and are likely to do so in the future, especially in the case of highly leveraged issuers. The prices for these instruments may be affected by legislative and regulatory developments. Some below investment grade debt securities are issued in connection with management buy-outs and other highly leveraged transactions, and may entail substantial risk of delays in payments of principal or interest or of defaults. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the Fund more volatile and could limit the Fund’s ability to sell its securities at prices approximating the values the Fund has placed on such securities. In the absence of a liquid trading market for securities held by it, a Fund at times may be unable to establish the fair value of such securities. To the extent a Fund invests in securities in the lower rating categories, the achievement of the Fund’s goals is more dependent on the Fund investment adviser’s or subadviser’s investment analysis than would be the case if the Fund were investing in securities in the higher rating categories. Securities that are rated CCC or below by Standard & Poor’s or Caa or below by Moody’s Investors Service, Inc. are generally regarded by the rating agencies as having extremely poor prospects of ever attaining any real investment standing.
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Cash Position Risk

A Fund may hold a significant portion of its assets in cash or cash equivalents at the sole discretion of the Fund’s investment adviser or subadviser, based on such factors as it may consider appropriate under the circumstances. The portion of a Fund’s assets invested in cash and cash equivalents may at times exceed 25% of the Funds’ net assets. To the extent a Fund holds a significant portion of its assets in cash or cash equivalents, its investments returns may be adversely affected and the Fund may not achieve its investment objective.
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Commodities-Related Investments Risk

Commodity prices (including precious metals) can be extremely volatile and exposure to commodities can cause the NAV of the Fund’s shares to decline or fluctuate in a rapid and unpredictable manner. The values of physical commodities or commodity-linked derivative investments may be affected by changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, international economic, political and regulatory developments, or factors affecting a particular region, industry, or commodity, such as drought, floods, weather, embargoes, tariffs, and international economic, political, and regulatory developments. The price of a commodity may be affected by demand/supply imbalances in the market for the commodity. Also, a liquid secondary market may not exist for certain commodity investments, which may make it difficult for the Fund to sell them at a desirable price or the price at which it is carrying them. A Fund’s investments in commodities and

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commodity-related instruments may bear on or be limited by the Fund’s intention or ability to qualify as a “regulated investment company” for U.S. federal income tax purposes. See “Taxation and Distributions” below.
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Convertible Securities Risk

Convertible securities are bonds, debentures, notes or other debt securities that may be converted at either a stated price or stated rate into shares of common or preferred stock (or cash or other securities of equivalent value), and so are subject to the risks of investments in both debt securities and equity securities. The price of a convertible security may change in response to changes in price of the underlying equity security, the credit quality of the issuer, and interest rates. Due to the conversion feature, convertible debt securities generally yield less than non-convertible securities of similar credit quality and maturity. The values of convertible securities may be interest-rate sensitive and tend to decline as interest rates rise and to rise when interest rates fall. A Fund may invest at times in securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into stock at a specified date and conversion ratio, or that are convertible at the option of the issuer. When conversion is not at the option of the holder, a Fund may be required to convert the security into the underlying stock even at times when the value of the underlying common stock has declined substantially or it would otherwise be disadvantageous to do so.
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Credit Risk

Credit risk is the risk that an issuer, guarantor, or liquidity provider of a fixed income security held by a Fund may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. It includes the risk that the security will be downgraded by a credit rating agency; generally, lower credit quality issuers present higher credit risks. An actual or perceived decline in creditworthiness of an issuer of a fixed income security held by the Fund may result in a decrease in the value of the security. It is possible that the ability of an issuer to meet its obligations will decline substantially during the period when the Fund owns securities of the issuer or that the issuer will default on its obligations or that the obligations of the issuer will be limited or restructured. The credit rating assigned to any particular investment does not necessarily reflect the issuer’s current financial condition and does not reflect an assessment of an investment’s volatility or liquidity. Securities rated in the lowest category of investment grade are considered to have speculative characteristics. In addition, below investment grade debt securities (i.e., “junk” or “high yield” bonds) involve greater credit risk, are more volatile, involve greater risk of price declines and may be more susceptible to economic downturn than investment grade securities. If a security held by the Fund loses its rating or its rating is downgraded, the Fund may nonetheless continue to hold the security in the discretion of the investment adviser or subadviser. In the case of asset-backed or mortgage-related securities, changes in the actual or perceived ability of the obligors on the underlying assets or mortgages may affect the values of those securities.
The Fund may also be exposed to the credit risk of its counterparty to repurchase agreements, reverse repurchase agreements, swap transactions, and other derivatives transactions, and to the counterparty’s ability or willingness to perform in accordance with the terms of the transaction. The value of such transactions to the Fund will depend on the willingness and ability of the counterparty to perform its obligations, including among other things the obligation to return collateral or margin to the Fund.
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Currency Risk

Because foreign securities normally are denominated and traded in foreign currencies, the value of a Fund’s assets may be affected favorably or unfavorably by changes in currency exchange rates, currency exchange control regulations, intervention (or failure to intervene) by the U.S. or foreign governments in currency markets, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies. A Fund may, but will not necessarily, engage in foreign currency transactions in order to protect against fluctuations in the values of holdings

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denominated in or exposed to other currencies, or, for certain Funds, to generate additional returns. Derivatives transactions providing exposure to foreign currencies create investment leverage. A Fund’s investment in foreign currencies may increase the amount of ordinary income recognized by the Fund.
Officials in foreign countries may from time to time take actions in respect of their currencies which could significantly affect the value of a Fund’s assets denominated in those currencies or the liquidity of such investments. For example, a foreign government may unilaterally devalue its currency against other currencies, which would typically have the effect of reducing the U.S. dollar value of investments denominated in that currency. A foreign government may also limit the convertibility or repatriation of its currency or assets denominated in its currency, which would adversely affect the U.S. dollar value and liquidity of investments denominated in that currency. In addition, although at times most of a Fund’s income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars. As a result, if the exchange rate for any such currency declines after the Fund’s income has been earned and translated into U.S. dollars but before payment to shareholders, the Fund could be required to sell portfolio investments to make such distributions. Similarly, if a Fund incurs an expense in a foreign currency and the exchange rate changes adversely to the Fund before the expense is paid, the Fund would have to convert a greater amount of U.S. dollars to pay for the expense at that time than it would have had to convert at the time the Fund incurred the expense. Investments in foreign currencies themselves (directly or through derivatives transactions) may be highly volatile and may create investment leverage.
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Cyber Security and Technology Risk

The Funds and their service providers (including the Funds’ investment adviser, subadvisers, custodian, and transfer agent) are subject to operational and information security risks, including those resulting from cyber-attacks and other technological issues. Technological issues or failures, or interference or attacks by “hackers” or others, may have the effect of disabling or hindering the Funds’
operations or the operations of a service provider to the Funds. There are inherent limitations in business continuity plans and technology systems designed to prevent cyber-attacks and avoid operational incidents, including the possibility that certain risks have not been identified. The Funds’ investment adviser does not control the cyber security plans and systems put in place by third-party service providers, and such third-party service providers may have limited indemnification obligations to the Funds’ investment adviser or the Funds, each of whom could be negatively impacted as a result. Similar risks also are present for issuers of securities in which the Funds invest, which could result in material adverse consequences for such issuers, and may cause a Fund’s investment in such securities to lose value.
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Derivatives Risk

Derivatives are financial contracts whose values depend upon, or are derived from, the value of an underlying asset, reference rate, or index. Derivatives may relate to stocks, bonds, interest rates, currencies, credit exposures, currency exchange rates, commodities, related indexes, or other assets. The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. Derivatives can be highly volatile and are subject to a number of potential risks described in this Prospectus, including market risk, credit risk, management risk, liquidity risk, and leveraging risk. Derivative products are highly specialized instruments that may require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument or index but also of the derivative itself, often without the benefit of observing the performance of the derivative under all possible market conditions. (For example, successful use of a credit default swap may require, among other things, an understanding of both the credit of the company to which it relates and of the way the swap is likely to respond to changes in various market conditions and to factors specifically affecting the company.) The use of derivatives involves the risk that a loss may be sustained as a result

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of the failure of another party to the contract (typically referred to as a “counterparty”) to make required payments or otherwise to comply with the contract’s terms. Derivative transactions can create investment leverage. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. Since the values of derivatives are calculated and derived from the values of other assets, reference rates, or indexes, there is greater risk that derivatives will be improperly valued. Derivatives also involve the risk that changes in the value of a derivative may not correlate perfectly with changes in the value of its underlying asset, rate, or index, and the risk that a derivative transaction may not have the effect or benefit the Fund’s investment adviser or subadviser anticipated. Also, suitable derivative transactions may not be available in all circumstances, and there can be no assurance that a Fund will engage in these transactions when that would be beneficial. A liquid secondary market may not always exist for a Fund’s derivative positions at any time. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price or at all. Although the use of derivatives is intended to enhance a Fund’s performance, it may instead reduce returns and increase volatility.
Recent U.S. and non-U.S. legislative and regulatory reforms, including those related to the Dodd-Frank Wall Street Reform and Consumer Protection Act, have resulted in, and may in the future result in, new regulation of derivative instruments and the Funds’ use of such instruments. New regulations could, among other things, restrict a Fund’s ability to engage in derivative transactions (for example, by making certain types of derivative instruments or transactions no longer available to a Fund), establish new margin requirements and/or increase the costs of derivatives transactions, and a Fund may as a result be unable to execute its investment strategies in a manner its subadviser might otherwise choose. Counterparty risk with respect to derivatives has been and may continue to be affected by new rules and regulations concerning the derivatives market. Some derivatives transactions are required to be centrally cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds the position, rather than the credit risk of its original counterparty to the derivatives transaction. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses and clearing members, and it is not clear how an insolvency proceeding of a clearing house or clearing member would be conducted, what effect the insolvency proceeding would have on any recovery by a Fund, and what impact an insolvency of a clearing house or clearing member would have on the financial system more generally.
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Futures Contract Risk.  A Fund may enter into futures contracts, in which the Fund agrees to buy or sell certain financial instruments or index units or other assets on a specified future date at a specified price or rate. A Fund may also enter into contracts to deliver in the future an amount of one currency in return for an amount of another currency. If a Fund’s investment adviser or subadviser misjudges the direction of interest rates, markets, or foreign exchange rates, a Fund’s overall performance could suffer. The risk of loss could be far greater than the investment made because a futures contract requires only a small deposit to take a large position. A small change in a financial futures contract could have a substantial impact on a Fund, favorable or unfavorable. An investor could also suffer losses if it is unable to close out a futures contract because of an illiquid secondary market. Futures are subject to the creditworthiness of the futures commission merchants or brokers and clearing organizations involved in the transactions. In the event of the insolvency of its futures commission merchant or broker, a Fund may be delayed or prevented from recovering some or all of the margin it has deposited with the merchant or broker, or any increase in the value of its futures positions held through that merchant or broker.

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Emerging Markets Risk

Investing in emerging market securities poses risks different from, and/or greater than, risks of investing in domestic securities or in

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the securities of foreign, developed countries. These risks may include, for example, smaller market-capitalizations of securities markets; significant price volatility; illiquidity; limits on foreign investment; and possible limits on repatriation of investment income and capital. Future economic or political events or crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or the creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in those currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Although many of the emerging market securities in which a Fund may invest are traded on securities exchanges, they may trade in limited volume, and the exchanges may not provide all of the conveniences or protections provided by securities exchanges in more developed markets.
Additional risks of emerging market securities may include greater social, economic, and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; greater custody and operational risks; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal, regulatory, and accounting systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending settlement, or be delayed in disposing of a portfolio security. It may be more difficult to obtain and/or enforce a judgment in a court outside the U.S., and a judgment against a foreign government may be unenforceable.
Frontier markets, a subset of emerging markets, generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to having abrupt changes in currency values, less mature markets and settlement practices, and lower trading volumes that could lead to greater price volatility and illiquidity.
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Equity Securities Risk

Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, or investor confidence, or announcements of economic, political, or financial information.
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Fixed Income Securities Risk

The values of debt securities change in response to interest rate changes. In general, as interest rates rise, the value of a debt security is likely to fall. This risk is generally greater for obligations with longer maturities or for debt securities that do not pay current interest (such as zero-coupon securities). Debt securities with variable and floating interest rates can be less sensitive to interest rate changes, although, to the extent a Fund’s income is based on short-term interest rates that fluctuate over short periods of time, income received by the Fund may decrease as a result of a decline in interest rates. In response to an interest rate decline, debt securities that provide the issuer with the right to call or redeem the security prior to maturity may be called or redeemed, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate and therefore the Fund might not benefit from any increase in value as a result of declining interest rates. The value of a debt security also depends on the issuer’s actual or perceived credit quality or ability to pay principal and interest when due. The value of a debt security is likely to fall if an issuer or the guarantor of a security is unable or unwilling (or is perceived to be unable or unwilling) to make

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timely principal and/or interest payments or otherwise to honor its obligations or if the debt security’s rating is downgraded by a credit rating agency. The value of a debt security can also decline in response to changes in market, economic, industry, political, and regulatory conditions that affect a particular type of debt security or issuer or debt securities generally. Certain events, such as market or economic developments, regulatory or government actions, natural disasters, terrorist attacks, war, and other geopolitical events can have a dramatic adverse effect on the debt market and the overall liquidity of the market for fixed income securities.
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Extension Risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security.

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Prepayment Risk. Prepayment risk is the risk that principal of a debt obligation will be repaid at a faster rate than anticipated. In such a case, a Fund may lose the benefit of a favorable interest rate for the remainder of the term of the security in question, and may only be able to reinvest the amount of the prepayment at a less favorable rate.

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Interest Rate Risk. The values of bonds and other debt instruments usually rise and fall in response to changes in interest rates. The values of debt instruments generally increase in response to declines in interest rates and rise in response to increases in interest rates. Interest rate risk is generally greater for investments with longer durations or maturities. Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, a Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.

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Foreign Investment Risk

Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, industry, political, regulatory, and other conditions. Political, social, diplomatic, and economic developments, U.S. and foreign government action such as the imposition of currency or capital blockages, controls, or tariffs, economic and trade sanctions or embargoes, security suspensions, entering or exiting trade or other intergovernmental agreements, or the expropriation or nationalization of assets in a particular country, can cause dramatic declines in certain or all securities with exposure to that country and other countries. In the event of nationalization, expropriation, or other confiscation, a Fund could lose its entire foreign investment in a particular country. There may be quotas or other limits on the ability of a Fund (or clients of a Fund’s investment adviser or subadviser) to invest or maintain investments in securities of issuers in certain countries. Enforcing legal rights can be more difficult, costly, and limited in certain foreign countries, and can be particularly difficult against foreign governments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of a Fund’s assets may be affected favorably or unfavorably by changes in currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the United States. The securities of some non-U.S. companies are less liquid and at times more volatile than securities of comparable U.S. companies. Non-U.S. transaction costs, such as brokerage commissions and custody costs may be higher than in the United States. In addition, foreign markets can perform differently from U.S. markets and can react differently to market, economic, industry, political, regulatory, geopolitical, and other conditions than the U.S. market.
The willingness and ability of foreign governmental entities to pay principal and interest on government securities depends on

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various economic factors, including for example the issuer’s balance of payments, overall debt level, and cash-flow considerations related to the availability of tax or other revenues to satisfy the issuer’s obligations. If a foreign governmental entity defaults on its obligations on the securities, a Fund may have limited recourse available to it. The laws of some foreign countries may limit a Fund’s ability to invest in securities of certain issuers located in those countries. Special tax considerations apply to a Fund’s investments in foreign securities. A Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the amount, timing, or character of the Fund’s distributions.
A Fund may invest in foreign securities known as depositary receipts, in the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), or other similar securities. An ADR is a U.S. dollar-denominated security issued by a U.S. bank or trust company that represents, and may be converted into, a foreign security. An EDR or a GDR is generally similar but is issued by a non-U.S. bank. Depositary receipts are subject to the same risks as direct investment in foreign securities. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted, and changes in currency exchange rates may affect the value of an ADR investment in ways different from direct investments in foreign securities. Funds may invest in both sponsored and unsponsored depositary receipts. Unsponsored depositary receipts are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuers may not be as current for unsponsored depositary receipts and the prices of unsponsored depositary receipts may be more volatile than if such instruments were sponsored by the issuer. An investment in an ADR is subject to the credit risk of the issuer of the ADR.
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Growth Company Risk

Growth company securities tend to be more volatile in terms of price swings and trading volume than many other types of equity securities. Growth companies, especially technology related companies, have seen dramatic rises and falls in stock valuations. Funds that invest in growth companies are subject to the risk that the market may deem these companies’ stock prices over-valued, which could cause steep and/or volatile price swings. Also, since investors buy these stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines.
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Inflation Risk

The value of assets or income from a Fund’s investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of a Fund’s assets can decline as can the value of the Fund’s distributions. The market prices of debt securities generally fall as inflation increases because the purchasing power of the future income and repaid principal is expected to be worth less when received by the Fund. Debt securities that pay a fixed rather than variable interest rate are especially vulnerable to inflation risk because variable-rate debt securities may be able to participate, over the long term, in rising interest rates which have historically accompanied long-term inflationary trends.
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Large Company Risk

Large-capitalization stocks as a group could fall out of favor with the market, causing a Fund’s investments in large-capitalization stocks to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges, including changes to technology or consumer tastes, and may grow more slowly than smaller companies, especially during market cycles corresponding to periods of economic expansion. Market capitalizations of companies change over time.
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Leveraging Risk

The use of leverage has the potential to increase returns to shareholders, but also involves additional risks. A Fund may create leverage by borrowing money (through traditional borrowings or by means of so-called reverse repurchase agreements); certain transactions, including, for example, when-issued, delayed-delivery, to-be-announced, and forward commitment

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purchases, loans of portfolio securities, dollar roll transactions, and the use of some derivatives, can also result in leverage. Leverage will increase the volatility of the Fund’s investment portfolio and could result in larger losses than if it were not used. The use of leverage is considered to be a speculative investment practice and may result in losses to a Fund. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. A Fund will typically pay interest or incur other borrowing costs in connection with leverage transactions.
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Liquidity Risk

Liquidity risk is the risk that particular investments may be difficult to sell or terminate at approximately the price at which the Fund is carrying the investments. The ability of a Fund to dispose of illiquid positions at advantageous prices may be greatly limited, and a Fund may have to continue to hold such positions during periods when the investment adviser or subadviser otherwise would have sold them. Some securities held by a Fund may be restricted as to resale, may trade in the over-the-counter (“OTC”) market, or may not have an active trading market due to adverse market, economic, industry, political, regulatory, geopolitical or other conditions. In addition, a Fund, by itself or together with other accounts managed by the investment adviser or subadviser, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price.
Market values for illiquid securities may not be readily available, and there can be no assurance that any fair value assigned to an illiquid security at any time will accurately reflect the price a Fund might receive upon the sale of that security. It is possible that, during periods of extreme market volatility or unusually high and unanticipated levels of redemptions, a Fund may be forced to sell large amounts of securities or terminate outstanding transactions at a price or time that is not advantageous in order to meet redemptions or other cash needs. In such a case, the sale proceeds received by a Fund may be substantially less than if the Fund had been able to sell the securities or terminate the transactions in more orderly transactions, and the sale price may be substantially lower than the price previously used by the Fund to value the securities for purposes of determining the Fund’s NAV. To the extent a Fund holds illiquid securities, it may be more likely to pay redemption proceeds in kind.
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Management Risk

Each Fund is subject to management risk because it relies on the investment adviser’s and/or subadviser’s investment analysis and its selection of investments to achieve its investment objective. A Fund’s investment adviser or subadviser manages the Fund based on its assessment of economic, financial, and market factors and its investment judgment. The investment adviser or subadviser may fail to ascertain properly the appropriate mix of securities for any particular economic cycle. A Fund’s investment adviser or subadviser applies its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the intended result. Management risk includes the risk that poor security selection will cause a Fund to underperform relative to other funds with similar investment objectives, or that the timing of movements from one type of security to another could have a negative effect on the overall investment performance of the Fund. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time.
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Market Risk

The values of a Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable broad market developments, which may affect securities markets generally or particular industries, sectors, or issuers. The values of a Fund’s investments may decline as a result of a number of such factors, including actual or perceived changes in general economic and market conditions, industry, political, regulatory, geopolitical and other developments, including the imposition of tariffs or other protectionist actions, changes in interest rates, currency rates, or other rates of exchange, and changes in economic and competitive industry conditions. Different parts of the market and different types of securities can react differently to these conditions. The possibility that security prices

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in general will decline over short or even extended periods subjects a Fund to unpredictable declines in the value of its shares, as well as potentially extended periods of poor performance. In addition, the increasing popularity of passive index-based investing may have the potential to increase security price correlations and volatility. As passive strategies generally buy or sell securities based simply on inclusion and representation in an index, securities’ prices will have an increasing tendency to rise or fall based on whether money is flowing into or out of passive strategies rather than based on an analysis of the prospects and valuation of individual securities. This may result in increased market volatility as more money is invested through passive strategies.
Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the securities in which a Fund invests or the issuers of such securities in ways that are unforeseeable. The uncertainty surrounding the sovereign debt of a significant number of European Union countries, as well as the status of the Euro, the European Monetary Union, and the European Union itself, has disrupted and may continue to disrupt markets in the U.S. and around the world. The risks associated with investments in Europe may be heightened due to the approval by citizens of the United Kingdom, in June 2016, of a referendum to leave the European Union. The United Kingdom is working towards withdrawal from the European Union at a yet to be determined date. Significant uncertainty remains in the market regarding the ramifications of that development and the arrangements that will apply to the United Kingdom’s relationship with the European Union and other countries following its withdrawal; the range and potential implications of possible political, regulatory, economic, and market outcomes are difficult to predict. There is the potential for decreased trade, capital outflows from the United Kingdom, devaluation of the pound sterling, decreased business and consumer spending and decreased foreign investment in the United Kingdom, and negative effects on the value of a Fund’s investments and/or on a Fund’s ability to enter into certain transactions or value certain investments. If one or more additional countries leave the European Union, or the European Union partially or completely dissolves, the world’s economies and securities markets may be significantly disrupted and adversely affected. Legislation or regulation also may change the way in which a Fund, the investment adviser, or subadviser is regulated. Such legislation, regulation, or other government action could limit or preclude a Fund’s ability to achieve its investment objective and affect the Fund’s performance.
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Mortgage- and Asset-Backed Securities Risk

Investments in mortgage-related and other asset-backed securities are subject to the risk of severe credit downgrades, illiquidity and defaults to a greater extent than many other types of fixed income investments. Mortgage-backed securities, including collateralized mortgage obligations and certain stripped mortgage-backed securities, represent a participation in, or are secured by, mortgage loans. Asset-backed securities are generally structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sale or installment loan contracts, leases of various types of real and personal property, receivables from credit card agreements, and student loan payments. Asset-backed securities also may be backed by pools of corporate or sovereign bonds, loans made to corporations, or a combination of these bonds and loans, commonly referred to as “collateralized debt obligations,” including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”). The assets backing collateralized debt obligations may consist in part or entirely of high risk, below investment grade debt obligations (or comparable unrated obligations). In the case of CBOs and certain other collateralized debt obligations, those may include, by way of example, high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities, and emerging market debt. In the case of CLOs, they may include, among other things, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, any or all of which may be

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rated below investment grade or may be comparable unrated obligations.
Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. By contrast, payments on mortgage-backed and many asset-backed investments typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily, or as a result of refinancing or foreclosure. The Fund may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Because the prepayment rate generally declines as interest rates rise, an increase in interest rates will likely increase the duration, and thus the volatility, of mortgage-backed and asset-backed securities. (Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of the security’s price to changes in interest rates. Unlike the maturity of a fixed income security, which measures only the time until final payment is due, duration takes into account the time until all payments of interest and principal on a security are expected to be made, including how these payments are affected by prepayments and by changes in interest rates.) Prepayment rates are difficult to predict and the potential impact of prepayments on the value of a mortgage-related or other asset-backed security depends on the terms of the instrument and can result in significant volatility. In addition to interest rate risk (as described under “Interest Rate Risk”), investments in mortgage-backed securities composed of subprime mortgages and investments in CDOs and CLOs backed by pools of high-risk, below investment grade debt securities may be subject to a higher degree of credit risk, valuation risk, and liquidity risk (as described under “Credit Risk,” “Valuation Risk,” and “Liquidity Risk”). Litigation with respect to the representations and warranties given in connection with the issuance of mortgage-backed securities can be an important consideration in investing in such securities, and the outcome of any such litigation could significantly impact the value of the Fund’s mortgage-backed investments.
The types of mortgages underlying securities held by the Fund may differ and may be affected differently by market factors. For example, the Fund’s investments in residential mortgage-backed securities will likely be affected significantly by factors affecting residential real estate markets and mortgages generally; similarly, investments in commercial mortgage-backed securities will likely be affected significantly by factors affecting commercial real estate markets and mortgages generally.
Some mortgage-backed and asset-backed investments receive only the interest portion (“IOs”) or the principal portion (“POs”) of payments on the underlying assets. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying assets. IOs tend to decrease in value if interest rates decline and rates of repayment (including prepayment) on the underlying mortgages or assets increase; it is possible that the Fund may lose the entire amount of its investment in an IO due to a decrease in interest rates. Conversely, POs tend to decrease in value if interest rates rise and rates of repayment decrease. Moreover, the market for IOs and POs may be volatile and limited, which may make them difficult for the Fund to buy or sell. The values of mortgage-related and other asset-backed securities may be substantially dependent on the servicing of the underlying asset pools, and are therefore subject to risks associated with the negligence or malfeasance by their servicers and to the credit risk of their servicers. In certain situations, the mishandling of related documentation may also affect the rights of securities holders in and to the benefits of the underlying collateral. There may be legal and practical limitations on the enforceability of any security interest granted with respect to underlying assets, or the value of the underlying assets, if any, may be insufficient if the issuer defaults.
The Fund may gain investment exposure to mortgage-backed and asset-backed investments by entering into agreements with financial institutions to buy the investments at a fixed

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price at a future date. The Fund may or may not take delivery of the investments at the termination date of such an agreement, but will nonetheless be exposed to changes in value of the underlying investments during the term of the agreement. These transactions may create investment leverage.
•
Preferred Stock Risk

Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, if interest rates rise, the dividends on preferred stocks may be less attractive, causing the prices of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions or call/redemption provisions that can negatively affect its value. In addition, in the event of liquidation of a corporation’s assets, the rights of preferred stock generally are subordinate to the rights associated with a corporation’s debt securities.
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Real Estate Risk; REIT Risk

Investments in real estate are subject to a number of risks, including losses from casualty, condemnation or natural disasters, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, environmental regulations and other governmental action, regulatory limitations on rents, property taxes, and operating expenses. An investment in a REIT may be subject to risks similar to those associated with direct ownership of real estate, and may be subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws or failure by the REIT to qualify for favorable tax treatment under the Internal Revenue Code of 1986, as amended (the “Code”), and to the risk of general declines in stock prices. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. A “mortgage” REIT that invests most or all of its assets in mortgages will be subject to many of the risks described above in respect of mortgage-backed securities. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming. As a shareholder in a REIT a Fund, and indirectly the Fund’s shareholders, would bear its ratable share of the REIT’s expenses and would at the same time continue to pay its own fees and expenses. Real estate-related investments may entail leverage and may be highly volatile. The securities of small real-estate issuers can be more volatile and less liquid than securities of larger issuers and their issuers can have more limited financial resources.
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Redemptions by Significant Investors

A Fund may be an investment option for investors who may make substantial investments in the Fund. As a result, from time to time, a Fund may experience a relatively large redemption and could be required to liquidate assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would, or if the Fund is unable to invest the cash in portfolio securities that it considers as desirable as the Fund’s portfolio securities.
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Repurchase Agreement Risk

A Fund may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral, or if the Fund is required to return collateral to a borrower at a time when it may realize a loss on the investment of that collateral.
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Risk of Investment in other Funds or Pools

A Fund may invest in other investment companies or pooled vehicles, including closed-end funds, trusts, and exchange-traded funds (“ETFs”), that are advised by the Fund’s investment adviser or subadviser, as applicable, their affiliates, or by unaffiliated parties, to the extent permitted by applicable law. As a shareholder in an investment company or other pool, the Fund, and indirectly that Fund’s shareholders, bear a ratable share of the investment company’s or pool’s expenses, including, but not limited to, advisory and administrative fees, and the

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Fund at the same time continues to pay its own fees and expenses. Investment companies or pools in which the Funds may invest may change their investment objectives or policies without the approval of a Fund, in which case a Fund may be forced to withdraw its investment from the investment company or pool at a disadvantageous time. Private investment pools in which the Funds may invest are not registered under the 1940 Act, and so will not offer all of the protections provided by the 1940 Act (including, among other things, independent oversight, protections against certain conflicts of interest, and custodial risks). A Fund is exposed indirectly to all of the risks applicable to any other investment company or pool in which it invests, including that the investment company or pool will not perform as expected. Investments in other investment companies or private pools may be illiquid, may be leveraged, and may be highly volatile.
Investing in other investment companies or private investment vehicles sponsored or managed by the investment adviser or subadviser, as applicable, or affiliates of the investment adviser or subadviser, as applicable, involves potential conflicts of interest. For example, the investment adviser or subadviser, as applicable, or their affiliates may receive fees based on the amount of assets invested in such other investment vehicles, which fees may be higher than the fees the investment adviser or subadviser, as applicable, receives for managing the investing Fund. Investment by a Fund in those other vehicles may be beneficial in the management of those other vehicles, by helping to achieve economies of scale or enhancing cash flows. Due to this and other factors, the investment adviser or subadviser, as applicable, will have an incentive to invest a portion of a Fund’s assets in investment vehicles sponsored or managed by the investment adviser or subadviser, as applicable, or their affiliates in lieu of investments by the Fund directly in portfolio securities, and will have an incentive to invest in such investment vehicles over non-affiliated investment companies to ensure an appropriate level of revenue to such investment adviser or subadviser, as applicable, or their affiliates. The investment adviser or subadviser, as applicable, will have no obligation to select the least expensive or best performing funds available to serve as an underlying investment vehicle. Similarly, the investment adviser or subadviser, as applicable, will have an incentive to delay or decide against the sale of interests held by the Fund in investment vehicles sponsored or managed by the investment adviser or subadviser, as applicable, or their affiliates.
ETFs are subject to many of the same risks applicable to investments in mutual funds generally, including that an ETF will not perform as anticipated, that a Fund will bear its proportionate share of the ETF’s fees and expenses, and that the ETF will lose money. Many ETFs engage in derivatives strategies and use leverage, and as a result their values can be highly volatile. It is possible that an ETF’s performance will diverge significantly from the performance of any index or indexes it seeks to replicate. Because shares of ETFs are actively traded, their values may be affected in unanticipated ways by the effects of supply and demand in the market, activities of short sellers, or unusual speculative activity in their shares. Some ETFs may experience periods of reduced liquidity due to restrictions on trading activity or due to a general lack of investor interest in the asset class represented by the ETF.
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Sector Risk

If a Fund allocates a substantial amount of its assets to one or more particular industries or to particular economic, market, or industry sectors, then economic, business, regulatory, or other developments affecting issuers in those industries or sectors may affect the Fund adversely to a greater extent than if the Fund had invested more broadly. Examples might include investments in the technology, health care, or financial sectors or in one or more industries within those sectors. A substantial investment in one or more such industries or sectors has the potential to increase the volatility of a Fund’s portfolio, and may cause the Fund to underperform other mutual funds.
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Small and Mid-Cap Company Risk

Small and medium-sized companies may have limited product lines, markets, or financial resources or they may depend on a few key employees. Such companies may have been recently organized and have little or no track

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record of success. Also, a Fund’s investment adviser or subadviser may not have had an opportunity to evaluate such newer companies’ performance in adverse or fluctuating market conditions. Market risk and liquidity risk are particularly pronounced for stocks of small and medium-sized companies. The securities of small and medium-sized companies may trade less frequently and in smaller volume than more widely held securities. The prices of these securities may fluctuate more sharply than those of other securities, and a Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, both of which can cause significant price volatility. Some securities of small and medium-sized issuers may be illiquid or may be restricted as to resale.
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Sovereign Debt Obligations Risk

Investments in debt securities issued by governments or by government agencies and instrumentalities involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. A governmental entity’s willingness or ability to pay interest and repay principal in a timely manner may be affected by a variety of factors, including its cash flow, the size of its reserves, its access to foreign exchange, the relative size of its debt service burden to its economy as a whole, and political constraints. A governmental entity may default on its obligations or may require renegotiation or rescheduling of debt payments. Any restructuring of a sovereign debt obligation held by the Fund will likely have a significant adverse effect on the value of the obligation. In the event of default of sovereign debt, the Fund may be unable to pursue legal action against the sovereign issuer or to realize on collateral securing the debt. The sovereign debt of many non-U.S. governments, including their sub-divisions and instrumentalities, is rated below investment grade (“junk” or “high yield” bonds). Sovereign debt risk may be greater for debt securities issued or guaranteed by emerging and/or frontier market countries. At times, certain emerging and frontier market countries have declared moratoria on the payment of principal and interest on external debt. Certain emerging and frontier market countries have experienced difficulty in servicing their sovereign debt on a timely basis, which has led to defaults and the restructuring of certain indebtedness to the detriment of debtholders.
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U.S. Government Securities Risk

U.S. Government securities include a variety of securities that differ in their interest rates, maturities, and dates of issue. While securities issued or guaranteed by some agencies or instrumentalities of the U.S. Government (such as the Government National Mortgage Association) are supported by the full faith and credit of the United States, securities issued or guaranteed by certain other agencies or instrumentalities of the U.S. Government (such as Federal Home Loan Banks) are supported only by the right of the issuer to borrow from the U.S. Government. Securities issued or guaranteed by certain other agencies and instrumentalities of the U.S. Government (such as Fannie Mae and Freddie Mac) are not supported by the full faith and credit of the U.S. Government and are supported only by the credit of the issuer itself. There is no assurance that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so. In addition, certain governmental entities have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight and/or other consequences that could adversely affect the credit quality, availability, or investment character of securities issued by these entities. Investments in these securities are also subject to, among other things, interest rate risk, prepayment risk, extension risk, and the risk that the value of the securities will fluctuate in response to political, market, or economic developments.
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Valuation Risk

A portion of a Fund’s assets may be valued at fair value pursuant to guidelines that have been approved by the Trustees. A Fund’s assets may be valued using prices provided by a pricing service or, alternatively, a broker-dealer or other market intermediary (sometimes just

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one broker-dealer or other market intermediary) when other reliable pricing sources may not be available. The Fund, or persons acting on its behalf, may determine a fair value of a security based on such other information as may be available to them. There can be no assurance that any fair valuation of an investment held by a Fund will in fact approximate the price at which the Fund might sell the investment at the time. Technological issues or other service disruption issues involving third-party service providers may limit the ability of the Fund to value its investment accurately or timely. To the extent a Fund sells a security at a price lower than the price it has been using to value the security, its NAV will be adversely affected. If a Fund has overvalued securities it holds, you may pay too much for the Fund’s shares when you buy into the Fund. If a Fund underestimates the price of its portfolio securities, you may not receive the full market value for your Fund shares when you sell.
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Value Company Risk

A Fund may purchase some equity securities at prices below what the investment adviser or subadviser considers to reflect their actual or potential fundamental values. The Fund bears the risk that the prices of these securities may not increase to reflect what the investment adviser or subadviser believes to be their fundamental value or that the investment adviser or subadviser may have overestimated the securities’ fundamental value or that it may take a substantial period of time to realize that value.

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Management of the Funds
Investment Adviser
MML Investment Advisers, LLC (“MML Advisers”), a Delaware limited liability company, located at 100 Bright Meadow Blvd., Enfield, Connecticut 06082-1981, is the Funds’ investment adviser and is responsible for providing all necessary investment management and administrative services. MML Advisers, formed in 2013, is a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”). Founded in 1851, MassMutual is a mutual life insurance company that provides a broad range of insurance, money management, retirement, and asset accumulation products and services for individuals and businesses. As of September 30, 2019, MML Advisers had assets under management of approximately $55.7 billion.
The Funds do not pay an investment management fee to MML Advisers.
A discussion regarding the basis for the Trustees approving any investment advisory contract of the Funds is available in the Funds’ annual reports to shareholders dated September 30, 2019.
Each Fund pays MML Advisers an administrative and shareholder services fee to compensate it for providing general administrative services to the Funds and for providing or causing to be provided ongoing shareholder servicing to direct and indirect investors in the Funds. MML Advisers pays substantially all of the fee to MassMutual in respect of shareholder servicing and investor recordkeeping services provided by it, or to another entity with which MassMutual has contracted. The fee is calculated and paid based on the average daily net assets attributable to each share class of the Fund separately, and is paid at the following annual rates: .15% for Class M5 shares, Class M4 shares, and Class M3 shares. Class I shares do not pay any administrative and shareholder services fee.
Subadviser and Portfolio Managers
MML Advisers contracts with T. Rowe Price to help manage the Funds. Subject to the oversight of the Trustees, MML Advisers has the ultimate responsibility to oversee T. Rowe Price and recommend its hiring, termination, and replacement. This responsibility includes, but is not limited to, analysis and review of T. Rowe Price’s performance, as well as assistance in the identification and vetting of a new or replacement subadviser. In addition, MML Advisers maintains responsibility for a number of other important obligations, including, among other things, board reporting, assistance in the annual advisory contract renewal process, and, in general, the performance of all obligations not delegated to T. Rowe Price. MML Advisers also provides advice and recommendations to the Trustees, and performs such review and oversight functions as the Trustees may reasonably request, as to the continuing appropriateness of the investment objective, strategies, and policies of each Fund, valuations of portfolio securities, and other matters relating generally to the investment program of each Fund.
T. Rowe Price Associates, Inc. (“T. Rowe Price”), located at 100 East Pratt Street, Baltimore, Maryland 21202, manages each Fund. T. Rowe Price, a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly-traded financial services holding company, has been managing assets since 1937.  As of September 30, 2019, T. Rowe Price and its affiliates had approximately $1.126 trillion in assets under management.
Jerome A. Clark, CFA
is a portfolio manager of each Fund. Mr. Clark is a Vice President and Portfolio Manager for T. Rowe Price. He joined T. Rowe Price in 1992 and his investment experience dates from that time. Mr. Clark has served as a portfolio manager for T. Rowe Price throughout the past five years. Effective January 1, 2021, Mr. Clark will step down as a portfolio manager of each Fund. Mr. Clark will remain with T. Rowe Price and focus on strategic initiatives for T. Rowe Price’s target date franchise and its Multi-Asset Division and will continue to serve as a member of T. Rowe Price’s Multi-Asset Steering Committee.
Kimberly E. DeDominicis
is a portfolio manager of each Fund. Ms. DeDominicis is a Vice President and Portfolio Manager for T. Rowe Price. Ms. DeDominicis originally joined T. Rowe Price in 1998 and returned to T. Rowe Price in 2003. Her investment experience dates from 1999. Ms. DeDominicis has served as an associate portfolio manager for T. Rowe Price’s target date strategies during the past five years.
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Andrew Jacobs van Merlen, CFA
is a portfolio manager of each Fund. Mr. Jacobs van Merlen is a Vice President and Portfolio Manager for T. Rowe Price. He joined T. Rowe Price in 2000 and his investment experience dates from 2003.
Wyatt A. Lee, CFA
is a portfolio manager of each Fund. Mr. Lee is a Vice President and Portfolio Manager for T. Rowe Price. He joined T. Rowe Price in 1999 and his investment experience dates from 1997. Mr. Lee has served as a portfolio manager for T. Rowe Price throughout the past five years and also serves on T. Rowe Price’s Multi-Asset Steering Committee. Effective October 1, 2019, Mr. Lee became Head of Target Date Strategies for T. Rowe Price.
The Funds’ SAI provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio managers, and each portfolio manager’s ownership of securities in the relevant Fund.
MML Advisers has received exemptive relief from the Securities and Exchange Commission (“SEC”) to permit it to change subadvisers or hire new subadvisers for a number of the series of the Trust from time to time without obtaining shareholder approval. (In the absence of that exemptive relief, shareholder approval might otherwise be required.) Several other mutual fund companies have received similar relief. MML Advisers believes having this authority is important, because it allows MML Advisers to remove and replace a subadviser in a quick, efficient, and cost-effective fashion when, for example, the subadviser’s performance is inadequate or the subadviser no longer is able to meet a Trust series’ investment objective and strategies. Pursuant to the exemptive relief, MML Advisers will provide to a Fund’s shareholders, within 90 days of the hiring of a new subadviser, an information statement describing the new subadviser. MML Advisers will not rely on this authority for any Fund unless the Fund’s shareholders have approved this arrangement. As of the date of this Prospectus, this exemptive relief is available to each Fund.
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About the Classes of Shares – I, M5, M4, and M3 Shares
Each Fund offers four Classes of shares. The only differences among the various Classes are that (a) each Class is subject to different expenses specific to that Class, including any expenses under a Rule 12b-1 Plan and administrative and shareholder service expenses; (b) each Class has a different Class designation; (c) each Class has exclusive voting rights with respect to matters solely affecting such Class; and (d) each Class has different exchange privileges. Not all of the Classes of a Fund are available in every state.
Shares of all Classes, except Class I shares, are subject to an administrative and shareholder services fee described above under “Management of the Funds – Investment Adviser.” In addition, Class M4 and Class M3 shares are subject to servicing or distribution fees paid under a Rule 12b-1 Plan. Different fees and expenses of a Class will affect performance of that Class. For actual past expenses of each share Class, see the “Financial Highlights” tables later in this Prospectus. Investors may receive different levels of service in connection with investments in different Classes of shares, and intermediaries may receive different levels of compensation in connection with each share Class. For additional information, call us toll free at 1-888-309-3539 or contact a sales representative or financial intermediary who offers the Classes.
Class I and Class M5 shares are offered primarily to institutional investors through institutional distribution channels, such as employer-sponsored retirement plans or through broker-dealers, financial institutions, or insurance companies. Class M4 and Class M3 shares are offered primarily through other distribution channels, such as broker-dealers or financial institutions. All Classes of shares are available for purchase by insurance company separate investment accounts, qualified plans under Section 401(a) of the Code, Code Section 403(b) plans, Code Section 457 plans, non-qualified deferred compensation plans, and other institutional investors.
Mutual funds and collective trust funds may purchase Class I and Class M5 shares. Class M5, Class M4, and Class M3 shares may be purchased by voluntary employees’ beneficiary associations described in Code Section 501(c)(9).
Additional Information.
A plan or institutional investor will be permitted to purchase shares of a class based upon the expected size (over time), servicing needs, or distribution or servicing costs for the plan or institutional investor as determined by MML Distributors, LLC (the “Distributor”) or MassMutual, as applicable. A financial intermediary may, by agreement with the Distributor or MassMutual, make available to its plan or institutional clients shares of one class or a limited number of classes of the Funds. An investor should consult its financial intermediary for information (including expense information) regarding the share class(es) the intermediary will make available for purchase by the investor.
Eligible purchasers must generally have an agreement with MassMutual or a MassMutual affiliate to purchase shares. There is no minimum plan or institutional investor size to purchase Class M4 and Class M3 shares.

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Distribution Plan, Shareholder Servicing, and Payments to Intermediaries
Shares of all classes of the Funds are sold without a front-end sales charge, and none of the Funds’ shares are subject to a deferred sales charge.
Rule 12b-1 fees. The Funds have adopted a Rule 12b-1 Plan (the “Plan”) for their Class M4 and Class M3 shares. Under the Plan, a Fund may make payments at an annual rate of up to .25% of the average daily net assets attributable to its Class M4 shares, and up to .50% of the average daily net assets attributable to its Class M3 shares. The Plan is a compensation plan, under which the Funds make payments to the Distributor for the services it provides and for the expenses it bears in connection with the distribution of shares of those classes and for the servicing of shareholders of those classes. Because Rule 12b-1 fees are paid out of the Funds’ Class M4 and Class M3 assets on an ongoing basis, they will increase the cost of your investment and may cost you more than paying other types of sales loads. All shareholders of Class M4 and Class M3 shares share in the expense of Rule 12b-1 fees paid by those classes. A Fund may pay distribution fees and other amounts described in this Prospectus at a time when shares of that Fund are unavailable for purchase.
Shareholder servicing payments. MML Advisers pays all or a portion of the administrative and shareholder services fee it receives from each Fund, as described above under “Management of the Funds – Investment Adviser,” to MassMutual as compensation for, or reimbursement of expenses relating to, services provided to shareholders of the Funds.
Payments to Intermediaries
Payment for recordkeeping services provided by MassMutual. MassMutual provides recordkeeping services and other shareholder services to retirement plans and other employee benefit plans. Each plan agrees a level of service to be provided by MassMutual, and specifies the Funds and share classes of the Funds that will be offered to plan participants. Plans typically select the share classes with the intention of ensuring that MassMutual will receive a level of compensation, from the Rule 12b-1 fees and shareholder servicing payments made with respect to those share classes, sufficient to compensate MassMutual for the recordkeeping services the plans desire. All amounts retained by MassMutual from Rule 12b-1 fees and shareholder services fees paid by a Fund are intended as compensation to MassMutual for recordkeeping services provided by it.
Payments to other service providers. The Distributor and MassMutual may make payments to financial intermediaries for distribution and/or shareholder services provided by them. Financial intermediaries are firms that, for compensation, sell shares of mutual funds, including the Funds, and/or provide certain administrative and account maintenance services to mutual fund shareholders. Financial intermediaries may include, among others, brokers, financial planners or advisers, banks, and insurance companies. In some cases, a financial intermediary may hold its clients’ Fund shares in nominee or street name. Shareholder services provided by a financial intermediary may (though they will not necessarily) include, among other things: processing and mailing trade confirmations, periodic statements, prospectuses, annual reports, semiannual reports, shareholder notices, and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations.
The Distributor and MassMutual may retain a portion of the Rule 12b-1 payments and/or shareholder servicing payments received by them, or they may pay the full amount to intermediaries. Rule 12b-1 fees may be paid to financial intermediaries in advance for the first year after Class M4 and Class M3 shares are sold. After the first year, those fees will be paid on a quarterly basis.
The compensation paid to a financial intermediary is typically paid continually over time, during the period when the intermediary’s clients hold investments in the Funds. The amount of continuing compensation paid to different financial intermediaries for distribution and/or shareholder services varies. The compensation is typically a percentage of the value of the financial

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intermediary’s clients’ investments in the Funds or a per account fee. The variation in compensation may, but will not necessarily, reflect enhanced or additional services provided by the intermediary.
Additional information. The Distributor may directly, or through an affiliate, pay a sales concession of up to 1.00% of the purchase price of Class M4 and Class M3 shares to broker-dealers or other financial intermediaries at the time of sale. However, the total amount paid to broker-dealers or other financial intermediaries at the time of sale, including any advance of Rule 12b-1 service fees or shareholder service fees, may not be more than 1.00% of the purchase price.
In addition to the various payments described above, MML Advisers in its discretion may directly, or through an affiliate, pay up to .35% of the amount invested to MassMutual or other intermediaries who provide services on behalf of Class I, Class M5, Class M4, and Class M3 shares. This compensation is paid by MML Advisers from its own assets. The payments on account of Class I, Class M5, Class M4, and Class M3 shares will be based on criteria established by MML Advisers. In the event that amounts paid by the Funds to MML Advisers as administrative or management fees are deemed indirect financing of distribution or servicing costs for Class I and Class M5 shares, the Funds have adopted a Rule 12b-1 Plan authorizing such payments. No additional fees are paid by the Funds under this plan. Annual compensation paid on account of Class I, Class M5, Class M4, and Class M3 shares will be paid quarterly, in arrears.
The Distributor, MML Advisers, or MassMutual may also directly, or through an affiliate, make payments, out of its own assets, to intermediaries, including broker-dealers, insurance agents, and other service providers, that relate to the sale of shares of the Funds or certain of MassMutual’s variable annuity contracts for which the Funds are underlying investment options. This compensation may take the form of:
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Payments to administrative service providers that provide enrollment, recordkeeping, and other services to pension plans;

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Cash and non-cash benefits, such as bonuses and allowances or prizes and awards, for certain broker-dealers, administrative service providers, and MassMutual insurance agents;

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Payments to intermediaries for, among other things, training of sales personnel, conference support, marketing, or other services provided to promote awareness of MassMutual’s products;

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Payments to broker-dealers and other intermediaries that enter into agreements providing the Distributor with access to representatives of those firms or with other marketing or administrative services; and

•
Payments under agreements with MassMutual not directly related to the sale of specific variable annuity contracts or the Funds, such as educational seminars and training or pricing services.

In some instances, compensation may be made available only to certain financial intermediaries whose representatives have sold or are expected to sell significant amounts of shares. Dealers may not use sales of the Funds’ shares to qualify for this compensation to the extent prohibited by the laws or rules of any state or any self-regulatory agency, such as the Financial Industry Regulatory Authority.
These compensation arrangements are not offered to all intermediaries and the terms of the arrangements may differ among intermediaries. These arrangements may provide an intermediary with an incentive to recommend one mutual fund over another, one share class over another, or one insurance or annuity contract over another. You may want to take these compensation arrangements into account when evaluating any recommendations regarding the Funds or any contract using the Funds as investment options. You may contact your intermediary to find out more information about the compensation they may receive in connection with your investment.

Buying, Redeeming, and Exchanging Shares
The Funds sell their shares at a price equal to their NAV plus any initial sales charge that applies (see “Determining Net Asset Value” below). The Funds have authorized one or more broker-dealers or other intermediaries to receive purchase orders on their behalf. Such broker-dealers or other intermediaries may themselves designate other intermediaries to receive purchase orders on the

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Funds’ behalf. Your purchase order will be priced at the next NAV calculated after your order is received in good order by the transfer agent, MML Advisers, such a broker-dealer, or another intermediary authorized for this purpose. If you purchase shares through a broker-dealer or other intermediary, then, in order for your purchase to be based on a Fund’s next determined NAV, the broker-dealer or other intermediary must receive your request before the close of regular trading on the NYSE (normally, 4:00 p.m. Eastern time), and the broker-dealer or other intermediary must subsequently communicate the request properly to the Funds. Shares purchased through a broker-dealer or other intermediary may be subject to transaction and/or other fees. The Funds will suspend selling their shares during any period when the determination of NAV is suspended. The Funds can reject any purchase order and can suspend purchases if they believe it is in their best interest.
The Funds have authorized one or more broker-dealers or other intermediaries to receive redemption requests on their behalf. Such broker-dealers or other intermediaries may themselves designate other intermediaries to receive redemption requests on the Funds’ behalf. The Funds redeem their shares at their next NAV computed after your redemption request is received by the transfer agent, MML Advisers, such a broker-dealer, or another intermediary. If you redeem shares through a broker-dealer or other intermediary, then, in order for your redemption price to be based on a Fund’s next determined NAV, the broker-dealer or other intermediary must receive your request before the close of regular trading on the NYSE, and the broker-dealer or other intermediary must subsequently communicate the request properly to the Funds. Shares redeemed through a broker-dealer or other intermediary may be subject to transaction and/or other fees. You will usually receive payment for your shares within seven days after your redemption request is received in good order. If, however, you request redemption of shares recently purchased by check, you may not receive payment until the check has been collected, which may take up to 15 days from time of purchase. Under unusual circumstances, the Funds can also suspend or postpone payment, when permitted by applicable law and regulations. The Funds’ transfer agent may temporarily delay for more than seven days the disbursement of redemption proceeds from the Fund account of a “Specified Adult” (as defined in Financial Industry Regulatory Authority Rule 2165) based on a reasonable belief that financial exploitation of the Specified Adult has occurred, is occurring, has been attempted, or will be attempted, subject to certain conditions. Under normal circumstances, each Fund expects to meet redemption requests by using cash or cash equivalents in its portfolio and/or selling portfolio assets to generate cash. Under stressed market conditions, a Fund may pay redemption proceeds using cash obtained through borrowing arrangements that may be available from time to time. To the extent consistent with applicable laws and regulations, the Funds reserve the right to satisfy all or a portion of a redemption request by distributing securities or other property in lieu of cash (“in-kind” redemptions), under both normal and stressed market conditions. Some Funds may be limited in their ability to use assets other than cash to meet redemption requests due to restrictions on ownership of their portfolio assets. The securities distributed in an in-kind redemption will be valued in the same manner as they are valued for purposes of computing the Fund’s NAV. These securities are subject to market risk until they are sold and may increase or decrease in value prior to converting them into cash. You may incur brokerage and other transaction costs, and could incur a taxable gain or loss for income tax purposes when converting the securities to cash.
Risk of Substantial Redemptions. If substantial numbers of shares in a Fund were to be redeemed at the same time or at approximately the same time, the Fund might be required to liquidate a significant portion of its investment portfolio quickly to meet the redemptions. A Fund might be forced to sell portfolio securities at prices or at times when it would otherwise not have sold them, resulting in a reduction in the Fund’s NAV; in addition, a substantial reduction in the size of a Fund may make it difficult for the investment adviser or subadviser to execute its investment program successfully for the Fund for a period following the redemptions. Similarly, the prices of the portfolio securities of a Fund might be adversely affected if one or more other investment accounts managed by the investment adviser or subadviser in an investment style similar to that of the Fund were to experience substantial redemptions and those accounts were required to sell portfolio securities quickly or at an inopportune time.

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Exchanges
Generally, you can exchange shares of one Fund for the same class of shares of another series of the Trust or the MassMutual Premier Funds. An exchange is treated as a sale of shares in one series and a purchase of shares in another series at the NAV next determined after the exchange request is received and accepted by the transfer agent, MML Advisers, a broker-dealer, or another intermediary authorized for this purpose. You can only exchange into shares of another series if you meet any qualification requirements of the series into which you seek to exchange (for example, shares of some series are not available to purchasers through certain investment channels, and some may be available only to certain types of shareholders). In addition, in limited circumstances, for certain series the share class available for exchange may not be the same share class as the series from which you are exchanging. Exchange requests involving a purchase into any series, however, will not be accepted if you have already made a purchase followed by a redemption involving the same series within the last 60 days. This restriction does not apply to rebalancing trades executed by any of the MassMutual RetireSMARTSM by JPMorgan Funds, MassMutual Select T. Rowe Price Retirement Funds, and MassMutual Select Allocation Funds. This restriction also does not apply to exchanges made pursuant to certain asset allocation programs, systematic exchange programs, and dividend exchange programs. If you place an order to exchange shares of one series for another through a broker-dealer or other intermediary then, in order for your exchange to be effected based on the series’ next determined NAVs, the broker-dealer or other intermediary must receive your request before the close of regular trading on the NYSE, and the broker-dealer or other intermediary must subsequently communicate the request properly to the Trust or the MassMutual Premier Funds.
Your right to exchange shares is subject to applicable regulatory requirements or contractual obligations. The Funds may limit, restrict, or refuse exchange purchases, if, in the opinion of MML Advisers:
•
you have engaged in excessive trading;

•
a Fund receives or expects simultaneous orders affecting significant portions of the Fund’s assets;

•
a pattern of exchanges occurs which coincides with a market timing strategy; or

•
the Fund would be unable to invest the funds effectively based on its investment objectives and policies or if the Fund would be adversely affected.

The Funds reserve the right to modify or terminate the exchange privilege as described above on 60 days written notice.
The Funds do not accept purchase, redemption, or exchange orders or compute their NAVs on days when the NYSE is closed. This includes: weekends, Good Friday, and all federal holidays other than Columbus Day and Veterans Day. Certain foreign markets may be open on days when the Funds do not accept orders or price their shares. As a result, the NAV of a Fund’s shares may change on days when you will not be able to buy or sell shares.
How to Invest
When you buy shares of a Fund through an agreement with MML Advisers, your agreement will describe how you need to submit buy, sell, and exchange orders. Purchase orders must be accompanied by sufficient funds. You can pay by check or Federal Funds wire transfer. You must submit any buy, sell, or exchange orders in “good order” as described in your agreement.

Cost Basis Reporting
In the case of individuals holding shares in a Fund directly, upon the redemption or exchange of shares in a Fund, the Fund or, if a shareholder purchased shares through a financial intermediary, the financial intermediary generally will be required to provide the shareholder and the Internal Revenue Service (“IRS”) with cost basis and certain other related tax information about the
Fund shares redeemed or exchanged. Please contact the Funds by calling 1-888-309-3539 or consult your financial intermediary, as appropriate, for more information regarding available methods for cost basis reporting and how to select or change a particular method. Please consult your tax adviser to determine which available cost basis method is best for you.

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Frequent Trading Policies
Purchases and exchanges of shares of the Funds should be made for investment purposes only. The Funds discourage, and do not accommodate, excessive trading and/or market timing activity. Excessive trading and/or market timing activity involving the Funds can disrupt the management of the Funds. These disruptions, in turn, can result in increased expenses and can have an adverse effect on Fund performance.
The Trustees, on behalf of the Funds, have approved the policies and procedures adopted by MML Advisers to help identify those individuals or entities MML Advisers determines may be engaging in excessive trading and/or market timing activities. MML Advisers monitors trading activity to uniformly enforce its procedures. However, those who engage in such activities may employ a variety of techniques to avoid detection. Therefore, despite MML Advisers’ efforts to prevent excessive trading and/or market timing trading activities, there can be no assurance that MML Advisers will be able to identify all those who trade excessively or employ a market timing strategy and curtail their trading in every instance.
The monitoring process involves scrutinizing transactions in fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Trading activity identified by either, or a combination, of these factors, or as a result of any other information actually available at the time, will be evaluated to determine whether such activity might constitute excessive trading and/or market timing activity. When trading activity is determined by a Fund or MML Advisers, in their sole discretion, to be excessive in nature, certain account-related privileges, such as the ability to place purchase, redemption, and exchange orders over the internet, may be suspended for such account.
Omnibus Account Limitations. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple investors, are a common form of holding shares among retirement plans and other financial intermediaries such as broker-dealers, advisers, and third-party administrators. Not all omnibus accounts apply the policies and procedures adopted by the Funds and MML Advisers. Some omnibus accounts, including accounts traded on certain of MassMutual’s retirement platforms, may have different or less restrictive policies and procedures regarding frequent trading, or no trading restrictions at all. If you hold your Fund shares through an omnibus account, including accounts traded on certain of MassMutual’s retirement platforms, that financial intermediary may impose its own restrictions or limitations to discourage excessive trading and/or market timing activity. You should consult your financial intermediary to find out what trading restrictions, including limitations on exchanges, may apply. The Funds’ ability to identify and deter excessive trading and/or market timing activities through omnibus accounts is limited, and the Funds’ success in accomplishing the objectives of the policies concerning frequent trading of Fund shares in this context depends significantly upon the cooperation of the financial intermediaries. Because the Funds receive these orders on an aggregated basis and because the omnibus accounts may trade with numerous fund families with differing frequent trading policies, the Funds are limited in their ability to identify or deter those individuals or entities that may be engaging in excessive trading and/or market timing activities. While the Funds and MML Advisers encourage those financial intermediaries to apply the Funds’ policies to their customers who invest indirectly in the Funds, the Funds and MML Advisers may need to rely on those intermediaries to monitor trading in good faith in accordance with its or the Funds’ policies, since individual trades in omnibus accounts are often not disclosed to the Funds. While the Funds will generally monitor trading activity at the omnibus account level to attempt to identify excessive trading and/or market timing activity, reliance on intermediaries increases the risk that excessive trading and/or market timing activity may go undetected. If evidence of possible excessive trading and/or market timing activity is observed by the Funds, the financial intermediary that is the registered owner will be asked to review the account activity, and to confirm to the Funds that appropriate action has been taken to limit any excessive trading and/or market timing activity.

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Determining Net Asset Value
The NAV of each Fund’s shares is determined once daily as of the close of regular trading on the NYSE, on each Business Day. A “Business Day” is every day the NYSE is open. The NYSE normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days. If the NYSE is scheduled to close early, the Business Day will be considered to end as of the time of the NYSE’s scheduled close. A Fund will not treat an intraday disruption in NYSE trading or other event that causes an unscheduled closing of the NYSE as a close of business of the NYSE for these purposes and will instead fair value securities in accordance with procedures approved annually by the Trustees, and under the general oversight of the Trustees. The NYSE currently is not open for trading on New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Each Fund calculates the NAV of each of its classes of shares by dividing the total value of the assets attributable to that class, less the liabilities attributable to that class, by the number of shares of that class that are outstanding. On holidays and other days when the NYSE is closed, each Fund’s NAV generally is not calculated and the Funds do not anticipate accepting buy or sell orders. However, the value of each Fund’s assets may still be affected on such days to the extent that an Underlying Fund holds foreign securities that trade on days that foreign securities markets are open.
The NAV of each Fund is based upon the NAVs of its corresponding Underlying Funds. Shares of the Underlying Funds are valued at their closing NAVs as reported on each Business Day.
Certain Underlying Funds may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the values of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next Business Day.
The prospectuses and SAIs for the Underlying Funds explain the valuation methods for the Underlying Funds, including the circumstances under which the Underlying Funds may use fair value pricing and the effects of doing so. Such prospectuses and SAIs are available on the SEC EDGAR database on its Internet site at http://www.sec.gov.

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Taxation and Distributions
Each Fund intends to qualify each year for treatment as a regulated investment company under Subchapter M of the Code. As a regulated investment company, a Fund will not be subject to Federal income taxes on its ordinary income and net realized capital gains that are distributed in a timely manner to its shareholders. A Fund’s failure to qualify as a regulated investment company would result in corporate level taxation, and consequently, a reduction in income available for distribution to shareholders. In addition, a Fund that fails to distribute at least 98% of its ordinary income for a calendar year plus 98.2% of its capital gain net income recognized during the one-year period ending October 31 plus any retained amount from the prior year generally will be subject to a non-deductible 4% excise tax on the undistributed amount.
Certain investors, including most tax-advantaged plan investors, may be eligible for preferential Federal income tax treatment on distributions received from a Fund and dispositions of Fund shares. This Prospectus does not attempt to describe such preferential tax treatment. Any prospective investor that is a trust or other entity eligible for special tax treatment under the Code that is considering purchasing shares of a Fund, including either directly or in connection with a life insurance company separate investment account, should consult its tax advisers about the Federal, state, local, and foreign tax consequences particular to it, as should persons considering whether to have amounts held for their benefit by such trusts or other entities in shares of a Fund.
Investors are generally subject to Federal income taxes on distributions received in respect of their shares. Distributions are taxed to investors in the manner described herein whether distributed in cash or additional shares. Taxes on distributions of capital gains are determined by how long a Fund or Underlying Fund owned (or is deemed to have owned) the investments that generated them, rather than by how long the shareholder held the shares. Distributions of a Fund’s ordinary income and short-term capital gains (i.e., gains from capital assets held for one year or less) are taxable to a shareholder as ordinary income. Certain dividends may be eligible for the dividends-received deduction for corporate shareholders to the extent they are reported as such. Dividends properly reported as capital gain dividends (relating to gains from the sale of capital assets held by a Fund or an Underlying Fund for more than one year) are taxable in the hands of an investor as long-term gain includible in net capital gain and taxed to individuals at reduced rates. Distributions of investment income reported by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided that holding period and other requirements are met at both the shareholder and Fund level. Distributions from REITs generally do not qualify as qualified dividend income.
The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts, and estates to the extent their income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends paid by a Fund, including any capital gain dividends, and net capital gains recognized on the sale, redemption, exchange, or other taxable disposition of shares of a Fund. Shareholders are advised to consult their tax advisers regarding the possible implications of this additional tax on their investment in a Fund.
The nature of each Fund’s distributions will be affected by its investment strategies and those of the Underlying Funds in which it invests. A Fund that invests primarily in Underlying Funds whose investment return consists largely of interest, dividends, and capital gains from short-term holdings will distribute largely ordinary income. A Fund whose return comes largely from its sale or the sale by Underlying Funds of long-term holdings will distribute largely capital gain dividends. Distributions are taxable to a shareholder even though they are paid from income or gains earned by a Fund prior to the shareholder’s investment and thus were included in the price paid by the shareholder for his or her shares.
Each Fund intends to pay out as dividends substantially all of its net investment income (which comes from dividends and any interest it receives from its investments). Each Fund also intends to distribute substantially all of its net realized long- and short-term capital gains, if any, after giving effect to any available capital loss carryforwards. For each Fund, distributions, if

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any, are declared and paid at least annually. Distributions may be taken either in cash or in additional shares of the respective Fund at the Fund’s NAV on the first Business Day after the record date for the distribution, at the option of the shareholder. A shareholder that itself qualifies as a regulated investment company is permitted to report a portion of its distributions as “qualified dividend income,” provided certain requirements are met.
Any gain resulting from an exchange or redemption of an investor’s shares in a Fund will generally be subject to tax as long-term or short-term capital gain. A loss incurred with respect to shares of a Fund held for six months or less will be treated as a long-term capital loss to the extent of long-term capital gains dividends received with respect to such shares.
A Fund’s investments in Underlying Funds can cause the tax treatment of the Fund’s gains, losses, and distributions to differ from the tax treatment that would apply if either the Fund invested directly in the types of securities held by the Underlying Funds or the Fund’s shareholders invested directly in the Underlying Funds. As a result, investors may receive taxable distributions earlier and recognize higher amounts of capital gain or ordinary income than they otherwise would.
An Underlying Fund’s investments in foreign securities may be subject to foreign withholding or other taxes. In that case, the Underlying Fund’s yield on those securities would be decreased. A Fund may be able to elect to “pass through” to its shareholders foreign income taxes paid by certain Underlying Funds. If a Fund so elects, a shareholder of the Fund must include its share of those taxes in gross income as a distribution from the Fund and the shareholder will be allowed to claim a credit (or a deduction, if the shareholder itemizes deductions) for such amounts on its federal tax return subject to certain limitations. Shareholders that are not subject to U.S. federal income tax, and those who invest in a Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by a Fund. A shareholder that itself qualifies for treatment as a regulated investment company and that qualifies as a “qualified fund of funds” may elect to pass through to its shareholders a tax credit or deduction passed through by a Fund.
In addition, a Fund’s or Underlying Fund’s investments in foreign securities, fixed income securities, derivatives, or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing, amount, or character of the Fund’s distributions. Certain of a Fund’s or Underlying Fund’s investments, including certain debt instruments, could cause the Fund or Underlying Fund to recognize taxable income in excess of the cash generated by such investments; a Fund or Underlying Fund could be required to sell other investments, including when not otherwise advantageous to do so, in order to make required distributions.
Distributions by a Fund to shareholders that are not “United States persons” within the meaning of the Code (“foreign persons”) properly reported by the Fund as (i) capital gain dividends, (ii) “interest-related dividends” (i.e., U.S.-source interest income that, in general, would not be subject to U.S. federal income tax if earned directly by an individual foreign person), and (iii) “short-term capital gain dividends” (i.e., net short-term capital gains in excess of net long-term capital losses), in each case to the extent such distributions were properly reported as such by the Fund generally are not subject to withholding of U.S. federal income tax. Distributions by a Fund to foreign persons other than capital gain dividends, interest-related dividends, and short-term capital gain dividends generally are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). Foreign persons should refer to the SAI for further information, and should consult their tax advisors as to the tax consequences to them of owning Fund shares.
The discussion above is very general. Shareholders should consult their tax advisers for more information about the effect that an investment in a Fund could have on their own tax situations, including possible federal, state, local, and foreign taxes. Also, as noted above, this discussion does not apply to Fund shares held through tax-advantaged retirement plans.

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Financial Highlights

The financial highlights tables are intended to help you understand the Funds’ financial performance for the past 5 years (or shorter periods for newer Funds). Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose reports, along with each Fund’s financial statements, are included in the Trust’s Annual Reports and are incorporated by reference into the SAI, and are available on request.

MASSMUTUAL SELECT T. ROWE PRICE RETIREMENT BALANCED FUND

		Income (loss) from investment operations			Less distributions to shareholders							Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/19	$15.22	$0.29	$0.44	$0.73	$(0.36)	$(0.13)	$(0.49)	$15.46	5.24%		$14,363	0.27%		0.01%		1.94%
9/30/18[g]	15.00	0.02	0.20	0.22	-	-	-	15.22	1.47%	[b]	5,429	0.41%	[a]	0.00%	[a]	0.25%	[a]
Class M5
9/30/19	$15.21	$0.08	$0.64	$0.72	$(0.32)	$(0.13)	$(0.45)	$15.48	5.11%		$118,872	0.42%		0.16%		0.53%
9/30/18[g]	15.00	0.01	0.20	0.21	-	-	-	15.21	1.40%	[b]	9,189	0.56%	[a]	0.15%	[a]	0.09%	[a]
Class M4
9/30/19	$15.18	$0.27	$0.41	$0.68	$(0.31)	$(0.13)	$(0.44)	$15.42	4.85%		$17,961	0.67%		0.40%		1.79%
9/30/18[g]	15.00	(0.02)	0.20	0.18	-	-	-	15.18	1.20%	[b]	14,251	0.81%	[a]	0.40%	[a]	(0.16%	)[a]
Class M3
9/30/19	$15.16	$0.25	$0.39	$0.64	$(0.28)	$(0.13)	$(0.41)	$15.39	4.61%		$7,417	0.92%		0.66%		1.68%
9/30/18[g]	15.00	(0.04)	0.20	0.16	-	-	-	15.16	1.07%	[b]	6,340	1.06%	[a]	0.65%	[a]	(0.41%	)[a]

	Year ended September 30, 2019	Period ended September 30, 2018[b]
Portfolio turnover rate	19%	60%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period February 16, 2018 (commencement of operations) through September 30, 2018.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

MASSMUTUAL SELECT T. ROWE PRICE RETIREMENT 2005 FUND

		Income (loss) from investment operations			Less distributions to shareholders							Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/19	$15.19	$0.21	$0.66	$0.87	$(0.29)	$(0.03)	$(0.32)	$15.74	5.96%		$13,386	0.87%		0.02%		1.40%
9/30/18[g]	15.00	0.04	0.15	0.19	-	-	-	15.19	1.27%	[b]	4,932	2.26%	[a]	0.00%	[a]	0.38%	[a]
Class M5
9/30/19	$15.17	$0.34	$0.50	$0.84	$(0.27)	$(0.03)	$(0.30)	$15.71	5.80%		$8,422	1.03%		0.16%		2.26%
9/30/18[g]	15.00	0.02	0.15	0.17	-	-	-	15.17	1.13%	[b]	7,754	2.41%	[a]	0.15%	[a]	0.21%	[a]
Class M4
9/30/19	$15.15	$0.25	$0.56	$0.81	$(0.24)	$(0.03)	$(0.27)	$15.69	5.53%		$3,138	1.28%		0.41%		1.64%
9/30/18[g]	15.00	(0.00)[d]	0.15	0.15	-	-	-	15.15	1.00%	[b]	2,059	2.66%	[a]	0.40%	[a]	(0.05%	)[a]
Class M3
9/30/19	$15.12	$0.22	$0.55	$0.77	$(0.22)	$(0.03)	$(0.25)	$15.64	5.28%		$1,539	1.53%		0.66%		1.45%
9/30/18[g]	15.00	(0.03)	0.15	0.12	-	-	-	15.12	0.80%	[b]	895	2.91%	[a]	0.65%	[a]	(0.30%	)[a]

	Year ended September 30, 2019	Period ended September 30, 2018[b]
Portfolio turnover rate	41%	39%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period February 16, 2018 (commencement of operations) through September 30, 2018.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

MASSMUTUAL SELECT T. ROWE PRICE RETIREMENT 2010 FUND

		Income (loss) from investment operations			Less distributions to shareholders							Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/19	$15.20	$0.34	$0.50	$0.84	$(0.37)	$(0.01)	$(0.38)	$15.66	5.84%		$65,842	0.16%		0.01%		2.26%
9/30/18[g]	15.00	0.02	0.18	0.20	-	-	-	15.20	1.33%	[b]	19,842	0.26%	[a]	0.00%[a]		0.33%	[a]
Class M5
9/30/19	$15.19	$0.36	$0.46	$0.82	$(0.35)	$(0.01)	$(0.36)	$15.65	5.70%		$30,690	0.31%		0.16%		2.43%
9/30/18[g]	15.00	0.01	0.18	0.19	-	-	-	15.19	1.27%	[b]	32,952	0.41%	[a]	0.15%	[a]	0.16%	[a]
Class M4
9/30/19	$15.17	$0.31	$0.46	$0.77	$(0.32)	$(0.01)	$(0.33)	$15.61	5.37%		$23,473	0.56%		0.41%		2.06%
9/30/18[g]	15.00	(0.01)	0.18	0.17	-	-	-	15.17	1.13%	[b]	20,459	0.66%	[a]	0.40%	[a]	(0.08%	)[a]
Class M3
9/30/19	$15.14	$0.26	$0.48	$0.74	$(0.28)	$(0.01)	$(0.29)	$15.59	5.15%		$13,737	0.81%		0.66%		1.74%
9/30/18[g]	15.00	(0.04)	0.18	0.14	-	-	-	15.14	0.93%	[b]	15,085	0.91%	[a]	0.65%	[a]	(0.33%	)[a]

	Year ended September 30, 2019	Period ended September 30, 2018[b]
Portfolio turnover rate	27%	14%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period February 16, 2018 (commencement of operations) through September 30, 2018.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

MASSMUTUAL SELECT T. ROWE PRICE RETIREMENT 2015 FUND

		Income (loss) from investment operations			Less distributions to shareholders							Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/19	$15.21	$0.30	$0.49	$0.79	$(0.34)	$(0.02)	$(0.36)	$15.64	5.52%		$56,389	0.17%		0.01%		1.99%
9/30/18[g]	15.00	0.02	0.19	0.21	-	-	-	15.21	1.40%	[b]	27,304	0.34%	[a]	0.00%[a]		0.29%	[a]
Class M5
9/30/19	$15.19	$0.32	$0.46	$0.78	$(0.33)	$(0.02)	$(0.35)	$15.62	5.44%		$52,284	0.32%		0.16%		2.14%
9/30/18[g]	15.00	0.01	0.18	0.19	-	-	-	15.19	1.27%	[b]	53,386	0.49%	[a]	0.15%	[a]	0.14%	[a]
Class M4
9/30/19	$15.17	$0.23	$0.51	$0.74	$(0.29)	$(0.02)	$(0.31)	$15.60	5.15%		$13,738	0.57%		0.41%		1.52%
9/30/18[g]	15.00	(0.01)	0.18	0.17	-	-	-	15.17	1.13%	[b]	11,781	0.74%	[a]	0.40%	[a]	(0.12%	)[a]
Class M3
9/30/19	$15.15	$0.28	$0.41	$0.69	$(0.26)	$(0.02)	$(0.28)	$15.56	4.84%		$8,621	0.82%		0.66%		1.89%
9/30/18[g]	15.00	(0.04)	0.19	0.15	-	-	-	15.15	1.00%	[b]	7,694	0.99%	[a]	0.65%	[a]	(0.37%	)[a]

	Year ended September 30, 2019	Period ended September 30, 2018[b]
Portfolio turnover rate	32%	19%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period February 16, 2018 (commencement of operations) through September 30, 2018.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

MASSMUTUAL SELECT T. ROWE PRICE RETIREMENT 2020 FUND

		Income (loss) from investment operations			Less distributions to shareholders							Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/19	$15.23	$0.27	$0.47	$0.74	$(0.33)	$(0.01)	$(0.34)	$15.63	5.20%		$219,375	0.05%		0.02%		1.81%
9/30/18[g]	15.00	0.02	0.21	0.23	-	-	-	15.23	1.53%	[b]	110,027	0.05%	[a]	0.00%	[a]	0.25%	[a]
Class M5
9/30/19	$15.21	$0.29	$0.43	$0.72	$(0.31)	$(0.01)	$(0.32)	$15.61	5.07%		$251,317	0.20%		0.17%		1.93%
9/30/18[g]	15.00	0.01	0.20	0.21	-	-	-	15.21	1.40%	[b]	243,194	0.20%	[a]	0.15%	[a]	0.09%	[a]
Class M4
9/30/19	$15.19	$0.26	$0.42	$0.68	$(0.28)	$(0.01)	$(0.29)	$15.58	4.79%		$147,162	0.45%		0.42%		1.77%
9/30/18[g]	15.00	(0.01)	0.20	0.19	-	-	-	15.19	1.27%	[b]	136,540	0.45%	[a]	0.40%	[a]	(0.16%	)[a]
Class M3
9/30/19	$15.17	$0.21	$0.43	$0.64	$(0.24)	$(0.01)	$(0.25)	$15.56	4.49%		$74,882	0.70%		0.67%		1.39%
9/30/18[g]	15.00	(0.04)	0.21	0.17	-	-	-	15.17	1.13%	[b]	76,167	0.70%	[a]	0.65%	[a]	(0.41%	)[a]

	Year ended September 30, 2019	Period ended September 30, 2018[b]
Portfolio turnover rate	19%	11%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period February 16, 2018 (commencement of operations) through September 30, 2018.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

MASSMUTUAL SELECT T. ROWE PRICE RETIREMENT 2025 FUND

		Income (loss) from investment operations			Less distributions to shareholders							Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/19	$15.23	$0.22	$0.47	$0.69	$(0.29)	$(0.01)	$(0.30)	$15.62	4.91%		$202,728	0.06%		0.02%		1.43%
9/30/18[g]	15.00	0.02	0.21	0.23	-	-	-	15.23	1.53%	[b]	81,689	0.09%	[a]	0.00%[a]		0.20%	[a]
Class M5
9/30/19	$15.22	$0.26	$0.41	$0.67	$(0.28)	$(0.01)	$(0.29)	$15.60	4.72%		$154,071	0.21%		0.16%		1.73%
9/30/18[g]	15.00	0.00 [d]	0.22	0.22	-	-	-	15.22	1.47%	[b]	147,045	0.24%	[a]	0.15%	[a]	0.05%	[a]
Class M4
9/30/19	$15.20	$0.20	$0.44	$0.64	$(0.25)	$(0.01)	$(0.26)	$15.58	4.48%		$81,705	0.46%		0.41%		1.33%
9/30/18[g]	15.00	(0.02)	0.22	0.20	-	-	-	15.20	1.33%	[b]	61,589	0.49%	[a]	0.40%	[a]	(0.20%	)[a]
Class M3
9/30/19	$15.17	$0.16	$0.44	$0.60	$(0.23)	$(0.01)	$(0.24)	$15.53	4.23%		$64,120	0.71%		0.66%		1.10%
9/30/18[g]	15.00	(0.04)	0.21	0.17	-	-	-	15.17	1.13%	[b]	44,333	0.74%	[a]	0.65%	[a]	(0.45%	)[a]

	Year ended September 30, 2019	Period ended September 30, 2018[b]
Portfolio turnover rate	14%	10%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period February 16, 2018 (commencement of operations) through September 30, 2018.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

MASSMUTUAL SELECT T. ROWE PRICE RETIREMENT 2030 FUND

		Income (loss) from investment operations			Less distributions to shareholders							Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/19	$15.23	$0.20	$0.45	$0.65	$(0.28)	$(0.00)[d]	$(0.28)	$15.60	4.61%		$329,602	0.04%		0.01%		1.37%
9/30/18[g]	15.00	0.01	0.22	0.23	-	-	-	15.23	1.53%	[b]	148,473	0.04%	[a]	0.00%[a]		0.16%	[a]
Class M5
9/30/19	$15.22	$0.23	$0.39	$0.62	$(0.26)	$(0.00)[d]	$(0.26)	$15.58	4.41%		$434,061	0.19%		0.16%		1.53%
9/30/18[g]	15.00	0.00 [d]	0.22	0.22	-	-	-	15.22	1.47%	[b]	409,120	0.19%	[a]	0.15%	[a]	0.00%	[a]
Class M4
9/30/19	$15.20	$0.20	$0.39	$0.59	$(0.24)	$(0.00)[d]	$(0.24)	$15.55	4.16%		$247,113	0.44%		0.41%		1.34%
9/30/18[g]	15.00	(0.02)	0.22	0.20	-	-	-	15.20	1.33%	[b]	193,313	0.44%	[a]	0.40%	[a]	(0.25%	)[a]
Class M3
9/30/19	$15.17	$0.15	$0.41	$0.56	$(0.20)	$(0.00)[d]	$(0.20)	$15.53	3.93%		$131,017	0.69%		0.66%		1.01%
9/30/18[g]	15.00	(0.05)	0.22	0.17	-	-	-	15.17	1.13%	[b]	123,963	0.69%	[a]	0.65%	[a]	(0.50%	)[a]

	Year ended September 30, 2019	Period ended September 30, 2018[b]
Portfolio turnover rate	12%	7%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period February 16, 2018 (commencement of operations) through September 30, 2018.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

MASSMUTUAL SELECT T. ROWE PRICE RETIREMENT 2035 FUND

		Income (loss) from investment operations			Less distributions to shareholders							Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/19	$15.24	$0.17	$0.42	$0.59	$(0.25)	$(0.00)[d]	$(0.25)	$15.58	4.23%		$172,985	0.07%		0.02%		1.15%
9/30/18[g]	15.00	0.01	0.23	0.24	-	-	-	15.24	1.60%	[b]	70,756	0.10%	[a]	0.00%	[a]	0.12%	[a]
Class M5
9/30/19	$15.23	$0.20	$0.37	$0.57	$(0.24)	$(0.00)[d]	$(0.24)	$15.56	4.05%		$155,562	0.22%		0.16%		1.31%
9/30/18[g]	15.00	(0.00)[d]	0.23	0.23	-	-	-	15.23	1.53%	[b]	136,793	0.25%	[a]	0.15%	[a]	(0.03%	)[a]
Class M4
9/30/19	$15.20	$0.16	$0.38	$0.54	$(0.21)	$(0.00)[d]	$(0.21)	$15.53	3.81%		$65,583	0.47%		0.41%		1.05%
9/30/18[g]	15.00	(0.03)	0.23	0.20	-	-	-	15.20	1.33%	[b]	54,036	0.50%	[a]	0.40%	[a]	(0.28%	)[a]
Class M3
9/30/19	$15.18	$0.12	$0.39	$0.51	$(0.19)	$(0.00)[d]	$(0.19)	$15.50	3.57%		$57,490	0.72%		0.66%		0.80%
9/30/18[g]	15.00	(0.05)	0.23	0.18	-	-	-	15.18	1.20%	[b]	50,119	0.75%	[a]	0.65%	[a]	(0.53%	)[a]

	Year ended September 30, 2019	Period ended September 30, 2018[b]
Portfolio turnover rate	12%	9%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period February 16, 2018 (commencement of operations) through September 30, 2018.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

MASSMUTUAL SELECT T. ROWE PRICE RETIREMENT 2040 FUND

		Income (loss) from investment operations			Less distributions to shareholders							Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/19	$15.24	$0.16	$0.40	$0.56	$(0.24)	$(0.00)[d]	$(0.24)	$15.56	3.97%		$223,242	0.04%		0.02%		1.05%
9/30/18[g]	15.00	0.01	0.23	0.24	-	-	-	15.24	1.60%	[b]	99,534	0.05%	[a]	0.00%	[a]	0.08%	[a]
Class M5
9/30/19	$15.23	$0.18	$0.35	$0.53	$(0.22)	$(0.00)[d]	$(0.22)	$15.54	3.77%		$337,741	0.19%		0.16%		1.20%
9/30/18[g]	15.00	(0.01)	0.24	0.23	-	-	-	15.23	1.53%	[b]	316,521	0.20%	[a]	0.15%	[a]	(0.07%	)[a]
Class M4
9/30/19	$15.21	$0.15	$0.34	$0.49	$(0.20)	$(0.00)[d]	$(0.20)	$15.50	3.48%		$189,684	0.44%		0.42%		1.00%
9/30/18[g]	15.00	(0.03)	0.24	0.21	-	-	-	15.21	1.40%	[b]	132,361	0.45%	[a]	0.40%	[a]	(0.32%	)[a]
Class M3
9/30/19	$15.18	$0.09	$0.38	$0.47	$(0.16)	$(0.00)[d]	$(0.16)	$15.49	3.30%		$94,948	0.69%		0.66%		0.64%
9/30/18[g]	15.00	(0.05)	0.23	0.18	-	-	-	15.18	1.20%	[b]	86,806	0.70%	[a]	0.65%	[a]	(0.57%	)[a]

	Year ended September 30, 2019	Period ended September 30, 2018[b]
Portfolio turnover rate	10%	6%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period February 16, 2018 (commencement of operations) through September 30, 2018.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

MASSMUTUAL SELECT T. ROWE PRICE RETIREMENT 2045 FUND

		Income (loss) from investment operations			Less distributions to shareholders							Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/19	$15.25	$0.14	$0.38	$0.52	$(0.23)	$(0.00)[d]	$(0.23)	$15.54	3.71%		$111,981	0.08%		0.01%		0.91%
9/30/18[g]	15.00	0.01	0.24	0.25	-	-	-	15.25	1.67%	[b]	41,249	0.12%	[a]	0.00%[a]		0.06%	[a]
Class M5
9/30/19	$15.23	$0.16	$0.35	$0.51	$(0.21)	$(0.00)[d]	$(0.21)	$15.53	3.64%		$119,760	0.23%		0.15%		1.08%
9/30/18[g]	15.00	(0.01)	0.24	0.23	-	-	-	15.23	1.53%	[b]	106,428	0.27%	[a]	0.15%	[a]	(0.09%	)[a]
Class M4
9/30/19	$15.21	$0.12	$0.35	$0.47	$(0.18)	$(0.00)[d]	$(0.18)	$15.50	3.35%		$53,040	0.48%		0.40%		0.78%
9/30/18[g]	15.00	(0.03)	0.24	0.21	-	-	-	15.21	1.40%	[b]	39,913	0.52%	[a]	0.40%	[a]	(0.34%	)[a]
Class M3
9/30/19	$15.19	$0.08	$0.36	$0.44	$(0.16)	$(0.00)[d]	$(0.16)	$15.47	3.08%		$44,515	0.73%		0.65%		0.55%
9/30/18[g]	15.00	(0.05)	0.24	0.19	-	-	-	15.19	1.27%	[b]	35,501	0.77%	[a]	0.65%	[a]	(0.59%	)[a]

	Year ended September 30, 2019	Period ended September 30, 2018[b]
Portfolio turnover rate	10%	8%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period February 16, 2018 (commencement of operations) through September 30, 2018.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

MASSMUTUAL SELECT T. ROWE PRICE RETIREMENT 2050 FUND

		Income (loss) from investment operations			Less distributions to shareholders							Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/19	$15.25	$0.13	$0.40	$0.53	$(0.23)	$(0.00)[d]	$(0.23)	$15.55	3.75%		$121,897	0.06%		0.01%		0.90%
9/30/18[g]	15.00	0.00 [d]	0.25	0.25	-	-	-	15.25	1.67%	[b]	46,555	0.08%	[a]	0.00%	[a]	0.06%	[a]
Class M5
9/30/19	$15.23	$0.16	$0.35	$0.51	$(0.21)	$(0.00)[d]	$(0.21)	$15.53	3.62%		$223,250	0.21%		0.15%		1.11%
9/30/18[g]	15.00	(0.01)	0.24	0.23	-	-	-	15.23	1.53%	[b]	199,760	0.23%	[a]	0.15%	[a]	(0.09%	)[a]
Class M4
9/30/19	$15.21	$0.14	$0.33	$0.47	$(0.19)	$(0.00)[d]	$(0.19)	$15.49	3.33%		$106,909	0.46%		0.41%		0.93%
9/30/18[g]	15.00	(0.03)	0.24	0.21	-	-	-	15.21	1.40%	[b]	76,013	0.48%	[a]	0.40%	[a]	(0.34%	)[a]
Class M3
9/30/19	$15.19	$0.08	$0.35	$0.43	$(0.15)	$(0.00)[d]	$(0.15)	$15.47	3.03%		$53,218	0.71%		0.65%		0.54%
9/30/18[g]	15.00	(0.05)	0.24	0.19	-	-	-	15.19	1.27%	[b]	44,079	0.73%	[a]	0.65%	[a]	(0.59%	)[a]

	Year ended September 30, 2019	Period ended September 30, 2018[b]
Portfolio turnover rate	10%	5%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period February 16, 2018 (commencement of operations) through September 30, 2018.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

MASSMUTUAL SELECT T. ROWE PRICE RETIREMENT 2055 FUND

		Income (loss) from investment operations			Less distributions to shareholders							Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/19	$15.25	$0.13	$0.39	$0.52	$(0.23)	$(0.00)[d]	$(0.23)	$15.54	3.70%		$46,245	0.15%		0.01%		0.85%
9/30/18[g]	15.00	(0.00)[d]	0.25	0.25	-	-	-	15.25	1.67%	[b]	16,170	0.24%	[a]	0.00%[a]		0.06%	[a]
Class M5
9/30/19	$15.23	$0.16	$0.34	$0.50	$(0.21)	$(0.00)[d]	$(0.21)	$15.52	3.57%		$75,163	0.30%		0.15%		1.06%
9/30/18[g]	15.00	(0.01)	0.24	0.23	-	-	-	15.23	1.53%	[b]	59,887	0.39%	[a]	0.15%	[a]	(0.09%	)[a]
Class M4
9/30/19	$15.21	$0.11	$0.36	$0.47	$(0.18)	$(0.00)[d]	$(0.18)	$15.50	3.34%		$25,459	0.55%		0.40%		0.71%
9/30/18[g]	15.00	(0.03)	0.24	0.21	-	-	-	15.21	1.40%	[b]	18,047	0.64%	[a]	0.40%	[a]	(0.34%	)[a]
Class M3
9/30/19	$15.19	$0.08	$0.35	$0.43	$(0.16)	$(0.00)[d]	$(0.16)	$15.46	3.05%		$19,819	0.80%		0.65%		0.51%
9/30/18[g]	15.00	(0.05)	0.24	0.19	-	-	-	15.19	1.27%	[b]	13,616	0.89%	[a]	0.65%	[a]	(0.59%	)[a]

	Year ended September 30, 2019	Period ended September 30, 2018[b]
Portfolio turnover rate	9%	9%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period February 16, 2018 (commencement of operations) through September 30, 2018.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

MASSMUTUAL SELECT T. ROWE PRICE RETIREMENT 2060 FUND

		Income (loss) from investment operations			Less distributions to shareholders							Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/19	$15.25	$0.12	$0.39	$0.51	$(0.23)	$(0.02)	$(0.25)	$15.51	3.67%		$14,159	0.85%		0.01%		0.79%
9/30/18[g]	15.00	0.00 [d]	0.25	0.25	-	-	-	15.25	1.67%	[b]	3,616	2.35%	[a]	0.00%[a]		0.06%	[a]
Class M5
9/30/19	$15.24	$0.12	$0.36	$0.48	$(0.21)	$(0.02)	$(0.23)	$15.49	3.50%		$7,791	1.00%		0.15%		0.78%
9/30/18[g]	15.00	(0.01)	0.25	0.24	-	-	-	15.24	1.60%	[b]	3,032	2.50%	[a]	0.15%	[a]	(0.09%	)[a]
Class M4
9/30/19	$15.21	$0.10	$0.36	$0.46	$(0.19)	$(0.02)	$(0.21)	$15.46	3.34%		$8,489	1.25%		0.40%		0.68%
9/30/18[g]	15.00	(0.02)	0.23	0.21	-	-	-	15.21	1.40%	[b]	3,919	2.75%	[a]	0.40%	[a]	(0.34%	)[a]
Class M3
9/30/19	$15.19	$0.07	$0.35	$0.42	$(0.17)	$(0.02)	$(0.19)	$15.42	3.03%		$3,420	1.50%		0.65%		0.49%
9/30/18[g]	15.00	(0.04)	0.23	0.19	-	-	-	15.19	1.27%	[b]	2,126	3.00%	[a]	0.65%	[a]	(0.59%	)[a]

	Year ended September 30, 2019	Period ended September 30, 2018[b]
Portfolio turnover rate	16%	36%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
g	For the period February 16, 2018 (commencement of operations) through September 30, 2018.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.

Prior Performance for Similar Accounts
Similar account performance for T. Rowe Price is provided solely to illustrate T. Rowe Price’s performance in managing portfolios with investment objectives, policies, and investment strategies substantially similar to the Funds. Performance shown is a composite of all such portfolios managed by T. Rowe Price, and without material client-imposed restrictions, including the performance of separately managed accounts, adjusted (but not so as to increase a portfolio’s performance) to reflect the fees and expenses of each of the Funds’ share classes (“Composite Performance”). The Composite Performance is provided solely to illustrate T. Rowe Price’s performance in managing such portfolios and does not represent the historical performance of the Funds and should not be interpreted as being indicative of the future performance of the Funds. The Funds’ performance may differ from the Composite Performance due to factors such as differences in cash flows into and out of each Fund, differences in fees and expenses, and differences in portfolio size and investments. A Fund may not be fully invested at times, either as a result of cash flows into and out of the Fund or reserves of cash held by the Fund to meet redemptions and expenses, which may result in different Fund performance from similar account performance. The investment returns assume the reinvestment of dividends and capital gains distributions. The bar charts are based on the expenses of each Fund’s Class I shares. Composite Performance is not indicative of future rates of return. T. Rowe Price claims compliance with Global Investment Performance Standards (“GIPS”) and has calculated the Composite Performance in accordance with the Standards. This method of calculating performance differs from the SEC’s standardized methodology that is used to calculate each Fund’s performance and may result in an average annual total return that may be higher or lower than that derived from the SEC’s standardized methodology. Composite Performance shown does not reflect the fees that may be paid by investors for administrative services or group annuity contract charges. The composite of portfolios was not subject to all of the limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Code to which the Fund is subject. The performance of separately managed accounts may have been adversely affected if they had been registered with the SEC. There is no assurance that the Funds’ performance would not have been lower.
MassMutual Select T. Rowe Price Retirement Balanced Fund
T. Rowe Price Prior Performance for Similar Account
The bar chart illustrates the variability of returns achieved by T. Rowe Price for all accounts with investment objectives, policies, and investment strategies substantially similar to that of the Fund. The returns shown are net of the expenses you would pay for investing in the Fund, but do not reflect the fees that may be paid by investors for administrative services or group annuity contract charges. The returns would be lower if those fees were included. The Composite Performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of the future performance of the Fund.
Highest Quarter:	3Q ’10,	7.25%	Lowest Quarter:	3Q ’11,	-7.58%
T. Rowe Price Average Annual Total Returns for Similar Accounts
(for the periods ended December 31, 2019)
The table compares T. Rowe Price’s investment results for all accounts with investment objectives, policies, and investment strategies substantially similar to that of the Fund to an index measuring the broad market over different time periods. The T. Rowe Price Composite Performance returns shown are net of the expenses you would pay for investing in the Fund, but do not reflect the fees that may be paid by investors for administrative

− 150 −

services or group annuity contract charges. The returns would be lower if those fees were included.
	One Year	Five Years	Ten Years
T. Rowe Price Composite
Class I	15.38%	5.76%	6.60%
Class M5	15.20%	5.60%	6.44%
Class M4	14.92%	5.34%	6.18%
Class M3	14.64%	5.08%	5.91%
S&P Target Date Retirement Income Index (reflects no deductions for fees, expenses, or taxes)	13.33%	4.67%	5.50%
MassMutual Select T. Rowe Price Retirement 2005 Fund
T. Rowe Price Prior Performance for Similar Account
The bar chart illustrates the variability of returns achieved by T. Rowe Price for all accounts with investment objectives, policies, and investment strategies substantially similar to that of the Fund. The returns shown are net of the expenses you would pay for investing in the Fund, but do not reflect the fees that may be paid by investors for administrative services or group annuity contract charges. The returns would be lower if those fees were included. The Composite Performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of the future performance of the Fund.
Highest Quarter:	3Q ’10,	7.93%	Lowest Quarter:	3Q ’11,	-8.06%
T. Rowe Price Average Annual Total Returns for Similar Accounts
(for the periods ended December 31, 2019)
The table compares T. Rowe Price’s investment results for all accounts with investment objectives, policies, and investment strategies substantially similar to that of the Fund to an index measuring the broad market over different time periods. The T. Rowe Price Composite Performance returns shown are net of the expenses you would pay for investing in the Fund, but do not reflect the fees that may be paid by investors for administrative services or group annuity contract charges. The returns would be lower if those fees were included.
	One Year	Five Years	Ten Years
T. Rowe Price Composite
Class I	15.24%	5.66%	6.78%
Class M5	15.07%	5.51%	6.62%
Class M4	14.79%	5.24%	6.35%
Class M3	14.51%	4.98%	6.09%
S&P Target Date Retirement Income Index (reflects no deductions for fees, expenses, or taxes)	13.33%	4.67%	5.50%
MassMutual Select T. Rowe Price Retirement 2010 Fund
T. Rowe Price Prior Performance for Similar Account
The bar chart illustrates the variability of returns achieved by T. Rowe Price for all accounts with investment objectives, policies, and investment strategies substantially similar to that of the Fund. The returns shown are net of the expenses you would pay for investing in the Fund, but do not reflect the fees that may be paid by investors for administrative services or group annuity contract charges. The returns would be lower if those fees were included. The Composite Performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of the future performance of the Fund.
Highest Quarter:	3Q ’10,	8.94%	Lowest Quarter:	3Q ’11,	-9.54%
T. Rowe Price Average Annual Total Returns for Similar Accounts
(for the periods ended December 31, 2019)
The table compares T. Rowe Price’s investment results for all accounts with investment objectives, policies, and investment strategies substantially similar to that of the Fund to an index measuring

− 151 −

the broad market over different time periods. The T. Rowe Price Composite Performance returns shown are net of the expenses you would pay for investing in the Fund, but do not reflect the fees that may be paid by investors for administrative services or group annuity contract charges. The returns would be lower if those fees were included.
	One Year	Five Years	Ten Years
T. Rowe Price Composite
Class I	16.36%	6.05%	7.35%
Class M5	16.19%	5.89%	7.19%
Class M4	15.90%	5.63%	6.92%
Class M3	15.62%	5.37%	6.65%
S&P Target Date 2010 Index (reflects no deductions for fees, expenses, or taxes)	14.30%	5.16%	6.21%
MassMutual Select T. Rowe Price Retirement 2015 Fund
T. Rowe Price Prior Performance for Similar Account
The bar chart illustrates the variability of returns achieved by T. Rowe Price for all accounts with investment objectives, policies, and investment strategies substantially similar to that of the Fund. The returns shown are net of the expenses you would pay for investing in the Fund, but do not reflect the fees that may be paid by investors for administrative services or group annuity contract charges. The returns would be lower if those fees were included. The Composite Performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of the future performance of the Fund.
Highest Quarter:	3Q ’10,	9.94%	Lowest Quarter:	3Q ’11,	-11.17%
T. Rowe Price Average Annual Total Returns for Similar Accounts
(for the periods ended December 31, 2019)
The table compares T. Rowe Price’s investment results for all accounts with investment objectives, policies, and investment strategies substantially similar to that of the Fund to an index measuring the broad market over different time periods. The T. Rowe Price Composite Performance returns shown are net of the expenses you would pay for investing in the Fund, but do not reflect the fees that may be paid by investors for administrative services or group annuity contract charges. The returns would be lower if those fees were included.
	One Year	Five Years	Ten Years
T. Rowe Price Composite
Class I	17.59%	6.55%	8.10%
Class M5	17.42%	6.40%	7.94%
Class M4	17.13%	6.13%	7.67%
Class M3	16.84%	5.87%	7.40%
S&P Target Date 2015 Index (reflects no deductions for fees, expenses, or taxes)	15.40%	5.67%	6.92%
MassMutual Select T. Rowe Price Retirement 2020 Fund
T. Rowe Price Prior Performance for Similar Account
The bar chart illustrates the variability of returns achieved by T. Rowe Price for all accounts with investment objectives, policies, and investment strategies substantially similar to that of the Fund. The returns shown are net of the expenses you would pay for investing in the Fund, but do not reflect the fees that may be paid by investors for administrative services or group annuity contract charges. The returns would be lower if those fees were included. The Composite Performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of the future performance of the Fund.
Highest Quarter:	3Q ’10,	10.84%	Lowest Quarter:	3Q ’11,	-12.63%
T. Rowe Price Average Annual Total Returns for Similar Accounts
(for the periods ended December 31, 2019)

− 152 −

The table compares T. Rowe Price’s investment results for all accounts with investment objectives, policies, and investment strategies substantially similar to that of the Fund to an index measuring the broad market over different time periods. The T. Rowe Price Composite Performance returns shown are net of the expenses you would pay for investing in the Fund, but do not reflect the fees that may be paid by investors for administrative services or group annuity contract charges. The returns would be lower if those fees were included.
	One Year	Five Years	Ten Years
T. Rowe Price Composite
Class I	19.53%	7.24%	8.85%
Class M5	19.35%	7.08%	8.68%
Class M4	19.06%	6.81%	8.42%
Class M3	18.76%	6.55%	8.15%
S&P Target Date 2020 Index (reflects no deductions for fees, expenses, or taxes)	16.52%	6.16%	7.55%
MassMutual Select T. Rowe Price Retirement 2025 Fund
T. Rowe Price Prior Performance for Similar Account
The bar chart illustrates the variability of returns achieved by T. Rowe Price for all accounts with investment objectives, policies, and investment strategies substantially similar to that of the Fund. The returns shown are net of the expenses you would pay for investing in the Fund, but do not reflect the fees that may be paid by investors for administrative services or group annuity contract charges. The returns would be lower if those fees were included. The Composite Performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of the future performance of the Fund.
Highest Quarter:	3Q ’10,	11.55%	Lowest Quarter:	3Q ’11,	-13.85%
T. Rowe Price Average Annual Total Returns for Similar Accounts
(for the periods ended December 31, 2019)
The table compares T. Rowe Price’s investment results for all accounts with investment objectives, policies, and investment strategies substantially similar to that of the Fund to an index measuring the broad market over different time periods. The T. Rowe Price Composite Performance returns shown are net of the expenses you would pay for investing in the Fund, but do not reflect the fees that may be paid by investors for administrative services or group annuity contract charges. The returns would be lower if those fees were included.
	One Year	Five Years	Ten Years
T. Rowe Price Composite
Class I	21.19%	7.78%	9.45%
Class M5	21.01%	7.62%	9.28%
Class M4	20.71%	7.35%	9.01%
Class M3	20.41%	7.08%	8.74%
S&P Target Date 2025 Index (reflects no deductions for fees, expenses, or taxes)	18.38%	6.73%	8.13%
MassMutual Select T. Rowe Price Retirement 2030 Fund
T. Rowe Price Prior Performance for Similar Account
The bar chart illustrates the variability of returns achieved by T. Rowe Price for all accounts with investment objectives, policies, and investment strategies substantially similar to that of the Fund. The returns shown are net of the expenses you would pay for investing in the Fund, but do not reflect the fees that may be paid by investors for administrative services or group annuity contract charges. The returns would be lower if those fees were included. The Composite Performance does not represent the historical performance of the

− 153 −

Fund and should not be interpreted as being indicative of the future performance of the Fund.
Highest Quarter:	1Q ’12,	12.35%	Lowest Quarter:	3Q ’11,	-15.00%
T. Rowe Price Average Annual Total Returns for Similar Accounts
(for the periods ended December 31, 2019)
The table compares T. Rowe Price’s investment results for all accounts with investment objectives, policies, and investment strategies substantially similar to that of the Fund to an index measuring the broad market over different time periods. The T. Rowe Price Composite Performance returns shown are net of the expenses you would pay for investing in the Fund, but do not reflect the fees that may be paid by investors for administrative services or group annuity contract charges. The returns would be lower if those fees were included.
	One Year	Five Years	Ten Years
T. Rowe Price Composite
Class I	22.47%	8.25%	9.99%
Class M5	22.29%	8.09%	9.82%
Class M4	21.99%	7.82%	9.55%
Class M3	21.69%	7.55%	9.28%
S&P Target Date 2030 Index (reflects no deductions for fees, expenses, or taxes)	20.38%	7.27%	8.66%
MassMutual Select T. Rowe Price Retirement 2035 Fund
T. Rowe Price Prior Performance for Similar Account
The bar chart illustrates the variability of returns achieved by T. Rowe Price for all accounts with investment objectives, policies, and investment strategies substantially similar to that of the Fund. The returns shown are net of the expenses you would pay for investing in the Fund, but do not reflect the fees that may be paid by investors for administrative services or group annuity contract charges. The returns would be lower if those fees were included. The Composite Performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of the future performance of the Fund.
Highest Quarter:	1Q ’12,	12.93%	Lowest Quarter:	3Q ’11,	-15.84%
T. Rowe Price Average Annual Total Returns for Similar Accounts
(for the periods ended December 31, 2019)
The table compares T. Rowe Price’s investment results for all accounts with investment objectives, policies, and investment strategies substantially similar to that of the Fund to an index measuring the broad market over different time periods. The T. Rowe Price Composite Performance returns shown are net of the expenses you would pay for investing in the Fund, but do not reflect the fees that may be paid by investors for administrative services or group annuity contract charges. The returns would be lower if those fees were included.
	One Year	Five Years	Ten Years
T. Rowe Price Composite
Class I	23.91%	8.64%	10.36%
Class M5	23.73%	8.48%	10.19%
Class M4	23.42%	8.21%	9.92%
Class M3	23.12%	7.94%	9.65%
S&P Target Date 2035 Index (reflects no deductions for fees, expenses, or taxes)	22.18%	7.77%	9.13%
MassMutual Select T. Rowe Price Retirement 2040 Fund
T. Rowe Price Prior Performance for Similar Account
The bar chart illustrates the variability of returns achieved by T. Rowe Price for all accounts with investment objectives, policies, and investment strategies substantially similar to that of the Fund. The returns shown are net of the expenses you would pay for investing in the Fund, but do not reflect the fees that may be paid by investors for

− 154 −

administrative services or group annuity contract charges. The returns would be lower if those fees were included. The Composite Performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of the future performance of the Fund.
Highest Quarter:	1Q ’12,	13.16%	Lowest Quarter:	3Q ’11,	-16.13%
T. Rowe Price Average Annual Total Returns for Similar Accounts
(for the periods ended December 31, 2019)
The table compares T. Rowe Price’s investment results for all accounts with investment objectives, policies, and investment strategies substantially similar to that of the Fund to an index measuring the broad market over different time periods. The T. Rowe Price Composite Performance returns shown are net of the expenses you would pay for investing in the Fund, but do not reflect the fees that may be paid by investors for administrative services or group annuity contract charges. The returns would be lower if those fees were included.
	One Year	Five Years	Ten Years
T. Rowe Price Composite
Class I	24.87%	8.93%	10.61%
Class M5	24.69%	8.76%	10.44%
Class M4	24.38%	8.49%	10.17%
Class M3	24.08%	8.22%	9.89%
S&P Target Date 2040 Index (reflects no deductions for fees, expenses, or taxes)	23.37%	8.11%	9.45%
MassMutual Select T. Rowe Price Retirement 2045 Fund
T. Rowe Price Prior Performance for Similar Account
The bar chart illustrates the variability of returns achieved by T. Rowe Price for all accounts with investment objectives, policies, and investment strategies substantially similar to that of the Fund. The returns shown are net of the expenses you would pay for investing in the Fund, but do not reflect the fees that may be paid by investors for administrative services or group annuity contract charges. The returns would be lower if those fees were included. The Composite Performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of the future performance of the Fund.
Highest Quarter:	1Q ’12,	13.21%	Lowest Quarter:	3Q ’11,	-15.98%
T. Rowe Price Average Annual Total Returns for Similar Accounts
(for the periods ended December 31, 2019)
The table compares T. Rowe Price’s investment results for all accounts with investment objectives, policies, and investment strategies substantially similar to that of the Fund to an index measuring the broad market over different time periods. The T. Rowe Price Composite Performance returns shown are net of the expenses you would pay for investing in the Fund, but do not reflect the fees that may be paid by investors for administrative services or group annuity contract charges. The returns would be lower if those fees were included.
	One Year	Five Years	Ten Years
T. Rowe Price Composite
Class I	25.54%	9.06%	10.67%
Class M5	25.35%	8.90%	10.51%
Class M4	25.05%	8.63%	10.23%
Class M3	24.74%	8.36%	9.96%
S&P Target Date 2045 Index (reflects no deductions for fees, expenses, or taxes)	24.02%	8.32%	9.67%
MassMutual Select T. Rowe Price Retirement 2050 Fund
T. Rowe Price Prior Performance for Similar Account
The bar chart illustrates the variability of returns achieved by T. Rowe Price for all accounts with investment objectives, policies, and investment

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strategies substantially similar to that of the Fund. The returns shown are net of the expenses you would pay for investing in the Fund, but do not reflect the fees that may be paid by investors for administrative services or group annuity contract charges. The returns would be lower if those fees were included. The Composite Performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of the future performance of the Fund.
Highest Quarter:	1Q ’12,	13.14%	Lowest Quarter:	3Q ’11,	-16.02%
T. Rowe Price Average Annual Total Returns for Similar Accounts
(for the periods ended December 31, 2019)
The table compares T. Rowe Price’s investment results for all accounts with investment objectives, policies, and investment strategies substantially similar to that of the Fund to an index measuring the broad market over different time periods. The T. Rowe Price Composite Performance returns shown are net of the expenses you would pay for investing in the Fund, but do not reflect the fees that may be paid by investors for administrative services or group annuity contract charges. The returns would be lower if those fees were included.
	One Year	Five Years	Ten Years
T. Rowe Price Composite
Class I	25.54%	9.06%	10.67%
Class M5	25.35%	8.89%	10.50%
Class M4	25.05%	8.62%	10.23%
Class M3	24.74%	8.35%	9.95%
S&P Target Date 2050 Index (reflects no deductions for fees, expenses, or taxes)	24.35%	8.49%	9.84%
MassMutual Select T. Rowe Price Retirement 2055 Fund
T. Rowe Price Prior Performance for Similar Account
The bar chart illustrates the variability of returns achieved by T. Rowe Price for all accounts with investment objectives, policies, and investment strategies substantially similar to that of the Fund. The returns shown are net of the expenses you would pay for investing in the Fund, but do not reflect the fees that may be paid by investors for administrative services or group annuity contract charges. The returns would be lower if those fees were included. The Composite Performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of the future performance of the Fund.
Highest Quarter:	1Q ’12,	13.19%	Lowest Quarter:	3Q ’11,	-15.91%
T. Rowe Price Average Annual Total Returns for Similar Accounts
(for the periods ended December 31, 2019)
The table compares T. Rowe Price’s investment results for all accounts with investment objectives, policies, and investment strategies substantially similar to that of the Fund to an index measuring the broad market over different time periods. The T. Rowe Price Composite Performance returns shown are net of the expenses you would pay for investing in the Fund, but do not reflect the fees that may be paid by investors for administrative services or group annuity contract charges. The returns would be lower if those fees were included.
	One Year	Five Years	Ten Years
T. Rowe Price Composite
Class I	25.55%	9.06%	10.68%
Class M5	25.36%	8.90%	10.51%
Class M4	25.05%	8.63%	10.24%
Class M3	24.75%	8.36%	9.96%
S&P Target Date 2055 Index (reflects no deductions for fees, expenses, or taxes)	24.48%	8.58%	9.99%

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MassMutual Select T. Rowe Price Retirement 2060 Fund
T. Rowe Price Prior Performance for Similar Account
The bar chart illustrates the variability of returns achieved by T. Rowe Price for all accounts with investment objectives, policies, and investment strategies substantially similar to that of the Fund. The returns shown are net of the expenses you would pay for investing in the Fund, but do not reflect the fees that may be paid by investors for administrative services or group annuity contract charges. The returns would be lower if those fees were included. The Composite Performance does not represent the historical performance of the Fund and should not be interpreted as being indicative of the future performance of the Fund.
Highest Quarter:	1Q ’19,	12.26%	Lowest Quarter:	4Q ’18,	-11.22%
T. Rowe Price Average Annual Total Returns for Similar Accounts
(for the periods ended December 31, 2019)
The table compares T. Rowe Price’s investment results for all accounts with investment objectives, policies, and investment strategies substantially similar to that of the Fund to an index measuring the broad market over different time periods. The T. Rowe Price Composite Performance returns shown are net of the expenses you would pay for investing in the Fund, but do not reflect the fees that may be paid by investors for administrative services or group annuity contract charges. The returns would be lower if those fees were included.
	One Year	Five Years	Ten Years
T. Rowe Price Composite
Class I	25.55%	9.10%	N/A
Class M5	25.37%	8.94%	N/A
Class M4	25.06%	8.67%	N/A
Class M3	24.75%	8.40%	N/A
S&P Target Date 2060+ Index (reflects no deductions for fees, expenses, or taxes)	24.73%	8.68%	N/A

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Index Descriptions
The S&P Target Date® Index Series consists of 12 multi-asset class indexes: the S&P Target Date Retirement Income Index and 11 date-specific indexes, corresponding to a specific target retirement date. Each index provides varying levels of exposure to equities and fixed income. Each target date allocation is created and retired according to a pre-determined schedule related to the respective target date. Each Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.
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MassMutual Select Funds
100 Bright Meadow Blvd.
Enfield, Connecticut 06082-1981
Learning More About the Funds
You can learn more about the Funds by reading the Funds’ Annual and Semiannual Reports and the SAI. You may obtain free copies of this information from the Funds or from the SEC using one or more of the methods set forth below. In the Annual and Semiannual Reports, you will find a discussion of market conditions and investment strategies that significantly affected each Fund’s performance during the period covered by the Report and a listing of each Fund’s portfolio securities as of the end of such period. The SAI provides additional information about the Funds and will provide you with more detail regarding the organization and operation of the Funds, including their investment strategies. The SAI is incorporated by reference into this Prospectus and is therefore legally considered a part of this Prospectus.
How to Obtain Information
From MassMutual Select Funds: You may request information about the Funds free of charge (including the Annual/Semiannual Reports and the SAI) or make shareholder inquiries by calling 1-888-309-3539 or by writing MassMutual Select Funds, c/o Massachusetts Mutual Life Insurance Company, 100 Bright Meadow Blvd., Enfield, Connecticut 06082-1981, Attention: MassMutual U.S. Product and Marketing. You may also obtain copies of the Annual/Semiannual Reports and the SAI free of charge at http://www.massmutual.com/funds.
From the SEC: Information about the Funds (including the Annual/Semiannual Reports and the SAI) is available on the SEC’s EDGAR database on its Internet site at http://www.sec.gov. You can also get copies of this information, upon payment of a copying fee, by electronic request at publicinfo@sec.gov.
When obtaining information about the Funds from the SEC, you may find it useful to reference the
Funds’ SEC file number: 811-8274.

MASSMUTUAL SELECT FUNDS
100 BRIGHT MEADOW BLVD.
ENFIELD, CONNECTICUT 06082-1981
STATEMENT OF ADDITIONAL INFORMATION
THIS STATEMENT OF ADDITIONAL INFORMATION (“SAI”) IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS OF MASSMUTUAL SELECT FUNDS (THE “TRUST”) DATED FEBRUARY 1, 2020, AS AMENDED FROM TIME TO TIME (THE “PROSPECTUS”). THIS SAI INCORPORATES HEREIN THE FINANCIAL STATEMENTS OF THE FUNDS BY REFERENCE TO THE TRUST’S ANNUAL REPORTS AS OF SEPTEMBER 30, 2019 (THE “ANNUAL REPORTS”). TO OBTAIN A PROSPECTUS OR AN ANNUAL REPORT, CALL TOLL-FREE 1-888-309-3539, OR WRITE THE TRUST AT THE ABOVE ADDRESS.
This SAI relates to the following Funds:
Fund Name	Class I	Class M5	Class M4	Class M3
MassMutual Select T. Rowe Price Retirement Balanced Fund	MMBVX	MMBWX	MMBYX	MMBZX
MassMutual Select T. Rowe Price Retirement 2005 Fund	MMFBX	MMFDX	MMFEX	MMFGX
MassMutual Select T. Rowe Price Retirement 2010 Fund	MMXBX	MMXCX	MMXDX	MMXEX
MassMutual Select T. Rowe Price Retirement 2015 Fund	MMFHX	MMFJX	MMFKX	MMFLX
MassMutual Select T. Rowe Price Retirement 2020 Fund	MMTWX	MMTTX	MMTUX	MMTVX
MassMutual Select T. Rowe Price Retirement 2025 Fund	MMTFX	MMTGX	MMTHX	MMTIX
MassMutual Select T. Rowe Price Retirement 2030 Fund	MMTRX	MMTOX	MMTPX	MMTQX
MassMutual Select T. Rowe Price Retirement 2035 Fund	MMTJX	MMTKX	MMTLX	MMTMX
MassMutual Select T. Rowe Price Retirement 2040 Fund	MMFOX	MMFPX	MMFQX	MMFRX
MassMutual Select T. Rowe Price Retirement 2045 Fund	MMFTX	MMFUX	MMFWX	MMFZX
MassMutual Select T. Rowe Price Retirement 2050 Fund	MMDDX	MMDFX	MMDGX	MMDHX
MassMutual Select T. Rowe Price Retirement 2055 Fund	MMDJX	MMDKX	MMDMX	MMDOX
MassMutual Select T. Rowe Price Retirement 2060 Fund	MMSKX	MMSOX	MMSGX	MMSVX
No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in this SAI or in the related Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representation must not be relied upon as having been authorized by the Trust or MML Distributors, LLC (the “Distributor”). This SAI and the related Prospectus do not constitute an offer by the Trust or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.
Dated February 1, 2020
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GENERAL INFORMATION
MassMutual Select Funds (the “Trust”) is a professionally managed, open-end investment company. This Statement of Additional Information (“SAI”) describes the following 13 diversified series of the Trust: (1) MassMutual Select T. Rowe Price Retirement Balanced Fund (“MM Select T. Rowe Price Retirement Balanced Fund”), (2) MassMutual Select T. Rowe Price Retirement 2005 Fund (“MM Select T. Rowe Price Retirement 2005 Fund”), (3) MassMutual Select T. Rowe Price Retirement 2010 Fund (“MM Select T. Rowe Price Retirement 2010 Fund), (4) MassMutual Select T. Rowe Price Retirement 2015 Fund (“MM Select T. Rowe Price Retirement 2015 Fund”), (5) MassMutual Select T. Rowe Price Retirement 2020 Fund (“MM Select T. Rowe Price Retirement 2020 Fund”), (6) MassMutual Select T. Rowe Price Retirement 2025 Fund (“MM Select T. Rowe Price Retirement 2025 Fund”), (7) MassMutual Select T. Rowe Price Retirement 2030 Fund (“MM Select T. Rowe Price Retirement 2030 Fund”), (8) MassMutual Select T. Rowe Price Retirement 2035 Fund (“MM Select T. Rowe Price Retirement 2035 Fund”), (9) MassMutual Select T. Rowe Price Retirement 2040 Fund (“MM Select T. Rowe Price Retirement 2040 Fund”), (10) MassMutual Select T. Rowe Price Retirement 2045 Fund (“MM Select T. Rowe Price Retirement 2045 Fund”), (11) MassMutual Select T. Rowe Price Retirement 2050 Fund (“MM Select T. Rowe Price Retirement 2050 Fund”), (12) MassMutual Select T. Rowe Price Retirement 2055 Fund (“MM Select T. Rowe Price Retirement 2055 Fund”), and (13) MassMutual Select T. Rowe Price Retirement 2060 Fund (“MM Select T. Rowe Price Retirement 2060 Fund”) (each individually referred to as a “Fund” or collectively as the “Funds” or as the “MassMutual Select T. Rowe Price Retirement Funds.”). Currently, the Trustees have authorized a total of 55 separate series. Additional series may be created by the Trustees from time-to-time.
The Trust is organized under the laws of The Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated May 28, 1993, as amended and restated as of November 21, 2011, as it may be further amended from time to time (the “Declaration of Trust”). The investment adviser for each of the Funds is MML Investment Advisers, LLC (“MML Advisers”). The subadviser for each of the Funds is T. Rowe Price Associates, Inc. (“T. Rowe Price”).
ADDITIONAL INVESTMENT POLICIES
Each Fund has a distinct investment objective which it pursues through separate investment policies, as described in the Prospectus and below. The fundamental investment policies and fundamental investment restrictions of a Fund may not be changed without the vote of a majority of that Fund’s outstanding voting securities (which, under the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules thereunder and as used in this SAI and in the Prospectus, means the lesser of  (l) 67% of the shares of that Fund present at a meeting if the holders of more than 50% of the outstanding shares of that Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of that Fund). The Board of Trustees of the Trust (the “Board”) may adopt new or amend or delete existing non-fundamental investment policies and restrictions without shareholder approval. There is no guarantee that any Fund will achieve its investment objective.
Unless otherwise specified, each Fund may engage in the investment practices and techniques described below to the extent consistent with such Fund’s investment objective and fundamental investment restrictions. Not all Funds necessarily will utilize all or any of these practices and techniques at any one time or at all. Investment policies and restrictions described below are non-fundamental and may be changed by the Trustees without shareholder approval, unless otherwise noted. For a description of the ratings of corporate debt securities and money market instruments in which the various Funds may invest, reference should be made to the Appendix.
Each MassMutual Select T. Rowe Price Retirement Fund seeks to achieve its investment objective by investing in other stock and bond series of the Trust and T. Rowe Price Funds that represent various asset classes and sectors (“Underlying Funds”) using an asset allocation strategy. In managing their portfolios of investments, the Underlying Funds may purchase various securities and investment related instruments and make use of various investment techniques, including, but not limited to, those described below. Except as otherwise stated, references in this section to “the Funds,” “each Fund,” or “a Fund” may relate to the Funds, one or more Underlying Funds, or both.
Asset-Based Securities
A Fund may invest in debt, preferred, or convertible securities, the principal amount, redemption terms, or conversion terms of which are related to the market price of some natural resource asset such as gold bullion. These securities are referred to as “asset-based securities.” If an asset-based security is backed by a bank letter of credit or other similar facility, the investment adviser or subadviser may take such backing into account in determining the creditworthiness of the issuer. While the market prices for an asset-based security and the related natural resource asset generally are expected to move in
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the same direction, there may not be perfect correlation in the two price movements. Asset-based securities may not be secured by a security interest in or claim on the underlying natural resource asset. The asset-based securities in which a Fund may invest may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Certain asset-based securities may be payable at maturity in cash at the stated principal amount or, at the option of the holder, directly in a stated amount of the asset to which it is related. In such instance, because no Fund presently intends to invest directly in natural resource assets, a Fund would sell the asset-based security in the secondary market, to the extent one exists, prior to maturity if the value of the stated amount of the asset exceeds the stated principal amount and thereby realize the appreciation in the underlying asset. Certain restrictions imposed on the Funds by the Internal Revenue Code of 1986, as amended (the “Code”), may limit the Funds’ ability to invest in certain natural resource-based securities.
Precious Metal-Related Securities.   A Fund may invest in the equity securities of companies that explore for, extract, process, or deal in precious metals (e.g., gold, silver, and platinum), and in asset-based securities indexed to the value of such metals. Such securities may be purchased when they are believed to be attractively priced in relation to the value of a company’s precious metal-related assets or when the values of precious metals are expected to benefit from inflationary pressure or other economic, political, or financial uncertainty or instability. Based on historical experience, during periods of economic or financial instability the securities of companies involved in precious metals may be subject to extreme price fluctuations, reflecting the high volatility of precious metal prices during such periods. In addition, the instability of precious metal prices may result in volatile earnings of precious metal-related companies, which may, in turn, adversely affect the financial condition of such companies.
The major producers of gold include the Republic of South Africa, Russia, Canada, the United States, Brazil, and Australia. Sales of gold by Russia are largely unpredictable and often relate to political and economic considerations rather than to market forces. Economic, financial, social, and political factors within South Africa may significantly affect South African gold production.
Bank Capital Securities
A Fund may invest in bank capital securities. Bank capital securities are issued by banks to help fulfill their regulatory capital requirements. Many bank capital securities are commonly thought of as hybrids of debt and preferred stock. Some bank capital securities are perpetual (with no maturity date), callable, and have a cumulative interest deferral feature. This means that under certain conditions, the issuer bank can withhold payment of interest until a later date, likely increasing the credit and interest rate risks of an investment in those securities. Investments in bank capital securities are subject to the risks of other debt investments, such as default and non-payment, as well as certain other risks, such as the risk that bank regulators may force the bank to dissolve, merge, restructure its capitalization, or take other actions intended to prevent its failure or ensure its orderly resolution. Bank regulators in certain jurisdictions have broad authorities they may use to prevent the failure of banking institutions or to stabilize the banking industry, all of which may adversely affect the values of investments in bank capital securities and other bank obligations, including those of other banks.
Bank Loans
A Fund may invest in bank loans including, for example, corporate loans, loan participations, direct debt, bank debt, and bridge debt. A Fund may invest in a loan by lending money to a borrower directly as part of a syndicate of lenders. In a syndicated loan, the agent that originated and structured the loan typically administers and enforces the loan on behalf of the syndicate. In such cases, the agent is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all institutions that are parties to the loan agreement. A Fund will generally rely on the agent to receive and forward to the Fund its portion of the principal and interest payments on the loan. Failure by the agent to fulfill its obligations may delay or adversely affect receipt of payment by a Fund.
A Fund may invest in loans through novations, assignments, and participation interests. In a novation, a Fund typically assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. When a Fund takes an assignment of a loan, the Fund acquires some or all of the interest of another lender (or assignee) in the loan. In such cases, the Fund may be required generally to rely upon the assignor to demand payment and enforce rights under the loan. (There may be one or more assignors prior in time to the Fund.) If a Fund acquires a participation in the loan made by a third party loan investor, the Fund typically will have a contractual relationship only with the loan investor, not with the borrower. As a result, a Fund may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the loan investor selling the participation and only upon receipt by such loan investor of such payments from the borrower. In connection with participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other loan
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investors through set-off against the borrower, and the Fund may not directly benefit from the collateral supporting the loan in which it has purchased the participation. As a result, a Fund assumes the credit risk of both the borrower and the loan investor selling the participation. In the event of the insolvency of the loan investor selling a participation, a Fund may be treated as a general creditor of such loan investor. In addition, because loan participations are not generally rated by independent credit rating agencies, a decision by a Fund to invest in a particular loan participation will depend almost exclusively on its investment adviser’s or subadviser’s credit analysis of the borrower.
Loans in which a Fund may invest are subject generally to the same risks as debt securities in which the Fund may invest. In addition, loans in which a Fund may invest, including bridge loans, are generally made to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs, and other corporate activities, including bridge loans. A significant portion of the loans purchased by a Fund may represent interests in loans made to finance highly leveraged corporate acquisitions, known as “leveraged buy-out” transactions, leveraged recapitalization loans, and other types of acquisition financing. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions.
Loans generally are subject to restrictions on transfer, and only limited opportunities may exist to sell loans in secondary markets. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. As a result, a Fund may be unable to sell loans at a time when it may otherwise be desirable to do so or may be able to sell them only at a price that is less than their fair market value. The settlement time for certain loans is longer than the settlement time for many other types of investments, and a Fund may not receive the payment for a loan sold by it until well after the sale; that cash would be unavailable for payment of redemption proceeds or for reinvestment.
Certain of the loans acquired by a Fund may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the Fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan participation. A Fund may be required to fund such advances at times and in circumstances where the Fund might not otherwise choose to make a loan to the borrower.
The value of collateral, if any, securing a loan can decline, or may be insufficient to meet the borrower’s obligations or difficult to liquidate, or a Fund may be prevented or delayed from realizing the collateral. In addition, a Fund’s access to collateral may be limited by bankruptcy or other insolvency laws. If a secured loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. A bankruptcy or restructuring can result in the loan being converted to an equity ownership interest in the borrower. In addition, under legal theories of lender liability, a Fund potentially might be held liable as a co-lender.
Loans may not be considered “securities,” and a Fund that purchases a loan may not be entitled to rely on anti-fraud and other protections under the federal securities laws.
Below Investment Grade Debt Securities
A Fund may purchase below investment grade debt securities, sometimes referred to as “junk” or “high yield” bonds. The lower ratings of certain securities held by a Fund reflect a greater possibility that adverse changes in the financial condition of the issuer, or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the Fund more volatile and could limit the Fund’s ability to sell its securities at prices approximating the values a Fund had placed on such securities. In the absence of a liquid trading market for securities held by it, the Fund may be unable at times to establish the fair market value of such securities. The rating assigned to a security by S&P Global Ratings (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”) does not reflect an assessment of the volatility of the security’s market value or of the liquidity of an investment in the security. (The term “below investment grade debt securities” includes securities that are not rated but are considered by a Fund’s investment adviser or subadviser to be of comparable quality to other below investment grade debt securities.)
Like those of other fixed income securities, the values of below investment grade debt securities fluctuate in response to changes in interest rates. Thus, a decrease in interest rates generally will result in an increase in the value of a Fund’s fixed income securities. Conversely, during periods of rising interest rates, the value of a Fund’s fixed income securities generally will decline. In addition, the values of such securities are also affected by changes in general economic conditions and business conditions, which are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade securities. Changes by recognized rating services in their ratings of any fixed income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these
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investments. Changes in the values of portfolio securities generally will not affect cash income derived from such securities, but will affect the Fund’s net asset value (“NAV”).
Issuers of below investment grade debt securities are often highly leveraged, so their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. In the past, economic downturns or increases in interest rates have, under certain circumstances, resulted in a higher incidence of default by the issuers of these instruments and are likely to do so in the future, especially in the case of highly leveraged issuers. In addition, such issuers may not have more traditional methods of financing available to them, and may be unable to repay debt at maturity by refinancing. The risk of loss due to default in payment of interest or principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness. Certain of the below investment grade debt securities in which a Fund may invest are issued to raise funds in connection with the acquisition of a company, in so-called “leveraged buy-out” transactions. The highly leveraged capital structure of such issuers may make them especially vulnerable to adverse changes in economic conditions.
Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell below investment grade debt securities when the Fund’s investment adviser or subadviser believes it advisable to do so or may be able to sell such securities only at prices lower than might otherwise be available. Consolidation in the financial services industry has resulted in there being fewer market makers for high yield bonds, which may result in further risk of illiquidity and volatility with respect to high yield bonds held by a Fund, and this trend may continue in the future. Furthermore, high yield bonds held by a Fund may not be registered under the Securities Act of 1933, as amended (the “1933 Act”), and, unless so registered, a Fund will not be able to sell such high yield bonds except pursuant to an exemption from registration under the 1933 Act. This may further limit the Fund’s ability to sell high yield debt securities or to obtain the desired price for such securities. In many cases, below investment grade debt securities may be purchased in private placements and, accordingly, will be subject to restrictions on resale as a matter of contract or under securities laws. Under such circumstances, it may also be more difficult to determine the fair values of such securities for purposes of computing a Fund’s NAV. In order to enforce its rights in the event of a default under below investment grade debt securities, a Fund may be required to take possession of and manage assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses and adversely affect the Fund’s NAV. A Fund may also be limited in its ability to enforce its rights and may incur greater costs in enforcing its rights in the event an issuer becomes the subject of bankruptcy proceedings. In addition, the Funds’ intention or ability to qualify as “regulated investment companies” under the Code may limit the extent to which a Fund may exercise its rights by taking possession of such assets.
Certain securities held by a Fund may permit the issuer at its option to “call,” or redeem, its securities. If an issuer were to redeem securities held by a Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.
The prices for below investment grade debt securities may be affected by legislative and regulatory developments. Below investment grade debt securities may also be subject to certain risks not typically associated with “investment grade” securities, such as the following: (i) reliable and objective information about the value of below investment grade debt securities may be difficult to obtain because the market for such securities may be thinner and less active than that for investment grade obligations; (ii) adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower than investment grade obligations, and, in turn, adversely affect their market; (iii) companies that issue below investment grade debt securities may be in the growth stage of their development, or may be financially troubled or highly leveraged, so they may not have more traditional methods of financing available to them; (iv) when other institutional investors dispose of their holdings of below investment grade debt securities, the general market and the prices for such securities could be adversely affected; and (v) the market for below investment grade debt securities could be impaired if legislative proposals to limit their use in connection with corporate reorganizations or to limit their tax and other advantages are enacted.
Borrowings
A Fund is required at all times to maintain its assets at a level at least three times the amount of all of its borrowings (the “300% asset coverage test”). Borrowings for this purpose include obligations under any futures contract on a debt obligation. The Securities and Exchange Commission (“SEC”) has taken the position that certain transactions, such as entering into reverse repurchase agreements, engaging in dollar roll transactions, selling securities short (other than short sales “against-the-box”), buying and selling certain derivatives (such as futures contracts), and selling (or writing) put and call options, and other trading practices that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing can be viewed as borrowing by the fund for purposes of the 1940 Act. A borrowing transaction
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(including, without limitation, a reverse repurchase agreement transaction) will not be considered to constitute the issuance of a “senior security” by a fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund (1) maintains an offsetting financial position; (2) segregates liquid assets equal (as determined on a daily mark-to-market basis) in value to the fund’s potential economic exposure under the borrowing transaction; or (3) otherwise “covers” the transaction in accordance with SEC guidance. Any borrowings that come to exceed the 300% asset coverage requirement will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with this requirement.
Cash and Short-Term Debt Securities
Money Market Instruments Generally.   The Funds may invest in money market securities, including money market funds. Money market securities are high-quality, short-term debt instruments that may be issued by the U.S. Government, corporations, banks, or other entities. They may have fixed, variable, or floating interest rates. Some money market securities in which the Funds may invest are described below.
Bank Obligations.   The Funds may invest in bank obligations, including certificates of deposit, time deposits, bankers’ acceptances, and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations, and other banking institutions.
Certificates of deposit (“CDs”) are negotiable certificates evidencing the obligations of a bank to repay funds deposited with it for a specified period of time. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Funds will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating, or variable interest rates.
The Funds may invest in certificates of deposit and bankers’ acceptances of U.S. banks and savings and loan associations, London branches of U.S. banks, and U.S. branches of foreign banks. Obligations of foreign banks and of foreign branches of U.S. banks may be affected by foreign governmental action, including imposition of currency controls, interest limitations, withholding or other taxes, seizure of assets, or the declaration of a moratorium or restriction on payments of principal or interest. Foreign banks and foreign branches of U.S. banks may provide less public information than, and may not be subject to the same accounting, auditing, and financial recordkeeping standards as, domestic banks.
Cash, Short-Term Instruments, and Temporary Investments.   The Funds may hold a significant portion of their assets in cash or cash equivalents at the sole discretion of the Fund’s investment adviser or subadviser. The Funds’ investment adviser or subadvisers will determine the amount of the Funds’ assets to be held in cash or cash equivalents at their sole discretion, based on such factors as they may consider appropriate under the circumstances. The Funds may hold a portion of their assets in cash, for example, in order to provide for expenses or anticipated redemption payments or for temporary defensive purposes. The Funds may also hold a portion of their assets in cash as part of the Funds’ investment programs or asset allocation strategies, in amounts considered appropriate by the Funds’ investment adviser or subadvisers. To the extent the Funds hold assets in cash and otherwise uninvested, its investment returns may be adversely affected and the Funds may not achieve their respective investment objectives. The Funds may invest in high quality money market instruments. The instruments in which the Funds may invest include, without limitation: (i) short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises); (ii) CDs, bankers’ acceptances, fixed time deposits, and other obligations of domestic banks (including foreign branches); (iii) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than one year; (iv) repurchase agreements; and (v) short-term obligations of foreign banks (including U.S. branches).
Commercial Paper and Short-Term Corporate Debt Instruments.   The Funds may invest in commercial paper (including variable amount master demand notes) consisting of short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and, other than asset-backed commercial paper, usually has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes
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whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. The investment adviser or subadvisers monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. The Funds also may invest in non-convertible corporate debt securities (e.g., bonds and debentures) with not more than one year remaining to maturity at the date of settlement.
Letters of Credit.   Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper, and other short-term obligations) which the Funds may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association, or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer.
Commodities
A Fund may invest directly or indirectly in commodities (such as precious metals or natural gas). Commodity prices can be more volatile than prices of other types of investments and can be affected by a wide range of factors, including changes in overall market movements, speculative investors, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, nationalization, expropriation, or other confiscation, changes in the costs of discovering, developing, refining, transporting, and storing commodities, the success of commodity exploration projects, temporary or long-term price dislocations and inefficiencies in commodity markets generally or in the market for a particular commodity, international or local regulatory, political, and economic developments (for example, regime changes and changes in economic activity levels), and developments affecting a particular region, industry, or commodity, such as drought, floods, or other weather conditions, livestock disease, trade embargoes, energy conservation, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, and tariffs. Exposure to commodities can cause the NAV of a Fund’s shares to decline or fluctuate in a rapid and unpredictable manner. Commodity prices may be more or less volatile than securities of companies engaged in commodity-related businesses. Investments in commodity-related companies are subject to the risk that the performance of such companies may not correlate with the broader equity market or with returns on commodity investments to the extent expected by the investment adviser or subadviser. Such companies may be significantly affected by import controls, worldwide competition, changes in consumer sentiment, and spending, and can be subject to liability for, among other things, environmental damage, depletion of resources, and mandated expenditures for safety and pollution control. A liquid secondary market may not exist for certain commodity investments, which may make it difficult for the Fund to sell them at a desirable price or at the price at which it is carrying them.
A Fund may also directly or indirectly use commodity-related derivatives. The values of these derivatives may fluctuate more than the relevant underlying commodity or commodities or commodity index. A Fund’s investments in commodities or commodity-related derivatives can be limited by the Fund’s intention to qualify as a regulated investment company, and can bear on the Fund’s ability to qualify as such.
Common and Preferred Stocks
Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis. Profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company’s stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, changes in interest rates may adversely affect the value of a preferred stock that pays a fixed dividend.
Concentration Policy
For purposes of each Fund’s concentration limitation as disclosed in this SAI, the Funds apply such policy to direct investments in the securities of issuers in a particular industry, as determined by a Fund’s investment adviser or subadviser. A Fund’s investment adviser or subadviser may analyze the characteristics of a particular issuer and security and assign an industry or sector classification consistent with those characteristics in the event that the third party classification provider used by the investment adviser or subadviser does not assign a classification or the investment adviser or subadviser, in consultation with the Fund’s Chief Compliance Officer, determines that another industry or sector classification is more appropriate.
Convertible Securities
The Funds may invest in debt or preferred equity securities convertible into, or exchangeable for, common stock at a stated price or rate. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks
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but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features. Convertible securities are subject to the risks of debt and equity securities.
Cyber Security and Technology
With the increased use of technologies such as the Internet and the dependence on computer systems to perform business and operational functions, investment companies (such as the Funds) and their service providers (such as the Funds’ investment adviser, subadvisers, custodian, and transfer agent) may be prone to operational and information security risks resulting from cyber-attacks and/or technological malfunctions. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, a Fund, the investment adviser, subadviser, custodian, transfer agent, or service provider may adversely affect the Fund or its shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, affect a Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. Cyber-attacks may render records of Fund assets and transactions, shareholder ownership of Fund shares, and other data integral to the functioning of the Fund inaccessible or inaccurate or incomplete. A Fund may also incur substantial costs for cyber security risk management in order to prevent cyber incidents in the future. A Fund and its shareholders could be negatively impacted as a result. There are inherent limitations in business continuity plans and systems designed to minimize the risk of cyber-attacks through the use of technology, processes, and controls, including the possibility that certain risks have not been identified given the evolving nature of this threat. The Funds rely on third-party service providers for many of their day-to-day operations, and will be subject to the risk that the protections and protocols implemented by those service providers will be ineffective to protect the Funds from cyber-attack. The Funds’ investment adviser does not control the cyber security plans and technology systems put in place by third-party service providers, and such third-party service providers may have limited indemnification obligations to the Funds’ investment adviser or the Funds, each of whom could be negatively impacted as a result. Similar types of cyber security risks also are present for issuers of securities in which the Funds invest, which could result in material adverse consequences for such issuers, and may cause a Fund’s investment in such securities to lose value.
Debtor-in-Possession Financings
The Funds may invest in debtor-in-possession financings (commonly known as “DIP financings”) through participation interests in direct loans, purchase of assignments, and other means. DIP financings are arranged when an entity seeks the protections of the bankruptcy court under Chapter 11 of the U.S. Bankruptcy Code (“Chapter 11”). These financings allow the entity to continue its business operations while reorganizing under Chapter 11. Such financings constitute senior liens on an unencumbered security (i.e., a security not subject to other creditors’ claims). DIP financings are generally subject to the same risks as investments in senior bank loans and similar debt instruments, but involve a greater risk of loss of principal and interest. For example, there is a risk that the entity will not emerge from Chapter 11 and be forced to liquidate its assets under Chapter 7 of the U.S. Bankruptcy Code, as well as a risk that the bankruptcy court will not approve a proposed reorganization plan or will require substantial and unfavorable changes to an initial plan. In the event of liquidation, a Fund’s only recourse will be against the property securing the DIP financing. Companies in bankruptcy may also be undergoing significant financial and operational changes that may cause their financial performance to have elevated levels of volatility. DIP financings may involve payment-in-kind interest or principal interest payments, and a Fund may receive securities of a reorganized issuer (e.g., common stock, preferred stock, warrants) in return for its investment, which may include illiquid investments and investments that are difficult to value.
Derivatives
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General.   Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. A Fund may not be able to close out a derivative transaction at a favorable time or price.
A Fund’s use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Derivative products can be highly specialized instruments that may require investment techniques and risk analyses different from those associated with stocks and bonds. Derivatives are subject to a number of risks, such as potential changes in value in response to interest rate changes or other market developments or as a result of the counterparty’s credit quality and the risk that a derivative transaction may not have the effect or benefit a Fund’s investment adviser or subadviser anticipated. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, or index. When a Fund invests in a derivative instrument, it could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances, and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. Many derivative transactions are entered into “over the counter” (not on an exchange or contract market); as a result, the value of such a derivative transaction will depend on the ability and the willingness of the Fund’s counterparty to perform its obligations under the transaction. A Fund may be required to segregate certain of its assets on the books of its custodian with respect to derivatives transactions entered into by the Fund. A liquid secondary market may not always exist for a Fund’s derivative positions at any time. Use of derivatives may affect the amount, timing, and character of distributions to shareholders. Although the use of derivatives is intended to enhance a Fund’s performance, it may instead reduce returns and increase volatility.
A Fund may enter into cleared derivatives transactions. In a cleared derivative transaction, a Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund’s exposure to the credit risk of its original counterparty (although the Fund is subject to the credit risk of the clearinghouse). Counterparty risk with respect to derivatives has been and may continue to be affected by new rules and regulations concerning the derivatives market. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house, or the clearing member through which the Fund holds its positions at a clearing house, would be conducted, what effect the insolvency proceeding would have on any recovery by a Fund, and what impact an insolvency of a clearing house or clearing member would have on the financial system more generally.
No Fund has the obligation to enter into derivatives transactions at any time or under any circumstances. In addition, nothing in this SAI is intended to limit in any way any purpose for which a Fund may enter into any type of derivatives transaction; a Fund may use derivatives transactions for hedging purposes or generally for purposes of enhancing its investment return.
Foreign Currency Exchange Transactions
A Fund may enter into foreign currency exchange transactions for hedging purposes in order to protect against uncertainty in the level of future foreign currency exchange rates, or for other, non-hedging purposes—for example, a Fund may take a long or short position with respect to a foreign currency in which none of the Fund’s assets or liabilities are denominated, or where the position is in excess of the amount of any such assets or liabilities, in order to take advantage of anticipated changes in the relative values of those currencies. There can be no assurance that appropriate foreign currency transactions will be available for a Fund at any time or that a Fund will enter into such transactions at any time or under any circumstances even if appropriate transactions are available to it. A Fund may purchase or sell a foreign currency on a spot (i.e., cash) basis at the prevailing spot rate. A Fund may also enter into contracts to deliver in the future an amount of one currency in return for an amount of another currency (“forward contracts”) and may purchase and sell foreign currency futures contracts. (Foreign currency futures contracts are similar to financial futures contracts, except that they typically contemplate the delivery of foreign currencies; see “Financial Futures Contracts,” below.) A Fund may also purchase or sell options on foreign currencies or options on foreign currency futures contracts.
A Fund may enter into foreign currency exchange transactions in order to hedge against a change in the values of assets or liabilities denominated in one or more foreign currencies due to changes in currency exchange rates.
A Fund may also enter into foreign currency transactions to adjust generally the exposure of its portfolio to various foreign currencies. For example, a Fund with a large exposure to securities denominated in euros might want to continue to hold those securities, but to trade its exposure to the euro to exposure to, say, the Japanese Yen. In that case, the Fund might
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take a short position in the euro and a long position in the Yen. A Fund may also use foreign currency transactions to hedge the value of the Fund’s portfolio against the Fund’s benchmark index.
The value of any currency, including U.S. dollars and foreign currencies, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of foreign currencies (and therefore the values of foreign currency options, forward contracts, and futures contracts) may be affected significantly, fixed, or supported directly or indirectly by U.S. and foreign government actions. Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts, and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of foreign currencies.
Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.
There is no systematic reporting of last-sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market.
Currency Forward and Futures Contracts.   A foreign currency forward contract involves an obligation to deliver in the future, which may be any fixed number of days from the date of the contract as agreed by the parties, an amount of one currency in return for an amount of another currency, at an exchange rate set at the time of the contract. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at an exchange rate set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the Commodity Futures Trading Commission (the “CFTC”), such as the New York Mercantile Exchange. Foreign currency futures contracts will typically require a Fund to post both initial margin and variation margin.
Foreign currency forward contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between counterparties, exposing a Fund to credit risk with respect to its counterparty, whereas foreign currency futures contracts are traded on regulated exchanges. Because foreign currency forward contracts are private transactions between a Fund and its counterparty, any benefit of such contracts to the Fund will depend upon the willingness and ability of the counterparty to perform its obligations. In the case of a futures contract, a Fund would typically look to the commodity exchange or contract market (or its clearinghouse) for performance. Certain non-deliverable forward currency contracts are expected to become subject to mandatory clearing requirements in the future, and a Fund’s counterparty in such a case would be a central derivatives clearing organization.
At the maturity of a forward or futures contract, a Fund will make delivery of the currency or currencies specified in the contract in return for the other currency or currencies specified in the contract (or, if the forward contract is a non-deliverable forward contract, settle the contract on a net basis with the counterparty) or, at or prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange and a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.
Positions in foreign currency futures contracts and related options may be closed out only on an exchange or board of trade which provides a secondary market in such contracts or options. Although a Fund will normally purchase or sell foreign currency futures contracts and related options only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or option or at any particular time. In such event, it may not be possible to close a futures or related option position and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin on its futures positions. A Fund’s ability to close out a foreign currency forward contract will depend on the willingness of its counterparty to engage in an offsetting transaction.
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Foreign Currency Options.   Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter (“OTC”) market, although options on foreign currencies have recently been listed on several exchanges. Such options will be purchased or written only when an investment adviser or subadviser believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence exchange rates and investments generally.
The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security.
Foreign Currency Conversion.   Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the “spread”) between prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer.
Foreign Currency Swap Agreements.   A Fund may enter into currency swaps to protect against adverse changes in exchange rates between the U.S. dollar and other currencies or as a means of making indirect investments in foreign currencies. Currency swaps involve the individually negotiated exchange by a Fund with another party of a series of payments in specified currencies in amounts determined pursuant to the terms of the swap agreement. (See “Swap Agreements and Options on Swap Agreements,” below.)
Foreign currency derivatives transactions may be highly volatile and may give rise to investment leverage.
Financial Futures Contracts
A Fund may enter into futures contracts, including interest rate futures contracts, securities index futures contracts, and futures contracts on fixed income securities (collectively referred to as “financial futures contracts”).
A Fund may use interest rate futures contracts to adjust the interest rate sensitivity (duration) of its portfolio or the credit exposure of the portfolio. Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a specific fixed income security, during a specified future period at a specified price.
A Fund may use index futures contracts to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets, including commodities and precious metals. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash.
Positions in financial futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures.
There are special risks associated with entering into financial futures contracts. The skills needed to use financial futures contracts effectively are different from those needed to select a Fund’s investments. There may be an imperfect correlation between the price movements of financial futures contracts and the price movements of the securities in which a Fund invests. There is also a risk that a Fund will be unable to close a position in a financial futures contract when desired because there is no liquid secondary market for it.
The risk of loss in trading financial futures contracts can be substantial due to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. Relatively small price movements in a financial futures contract could have an immediate and substantial impact, which may be favorable or unfavorable to a Fund. It is possible for a price-related loss to exceed the amount of a Fund’s margin deposit. An investor could also suffer losses if it is unable to close out a futures contract because of an illiquid secondary market. Futures are subject to the creditworthiness of the futures commission merchants or brokers and clearing organizations involved in the transactions.
Although some financial futures contracts by their terms call for the actual delivery or acquisition of securities at expiration, in most cases the contractual commitment is closed out before expiration. The offsetting of a contractual obligation is accomplished by purchasing (or selling as the case may be) on a commodities or futures exchange an identical financial futures contract calling for delivery in the same month. Such a transaction, if effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. A Fund will incur brokerage fees when it purchases or sells financial futures contracts, and will be required to maintain margin deposits. If a liquid secondary market does not exist when a Fund wishes to close out a financial futures contract, it will not be able to do so and will continue to be required to make daily cash payments of variation margin in the event of adverse price movements.
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Each Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”) and, therefore, is not subject to registration or regulation as a pool operator under the CEA. To be eligible to claim such an exclusion, a Fund may only use futures contracts, options on such futures, commodity options and certain swaps solely for “bona fide hedging purposes,” or must limit its use of such instruments for non-bona fide hedging purposes to certain de minimis amounts. It is possible that that exclusion may in the future cease to be available with respect to one or more Funds. In any case where the exclusion is unavailable to a Fund, additional CFTC-mandated disclosure, reporting, and recordkeeping obligations would apply with respect to that Fund. Compliance with the CFTC’s regulatory requirements could increase Fund expenses and potentially adversely affect a Fund’s total return.
Margin Payments.   When a Fund purchases or sells a financial futures contract, it is required to deposit with the broker an amount of cash, U.S. Treasury bills, or other permissible collateral equal to a small percentage of the amount of the financial futures contract. This amount is known as “initial margin.” The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to a Fund upon termination of the contract, assuming the Fund satisfies its contractual obligations.
Subsequent payments to and from the broker occur on a daily basis in a process known as “marking to market.” These payments are called “variation margin” and are made as the value of the underlying financial futures contract fluctuates. For example, when a Fund sells an index futures contract and the price of the underlying index rises above the delivery price, the Fund’s position declines in value. The Fund then pays the broker a variation margin payment equal to the difference between the delivery price of the index futures contract and the value of the index underlying the index futures contract. Conversely, if the price of the underlying index falls below the delivery price of the contract, the Fund’s futures position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the index futures contract and the value of the index underlying the index futures contract.
When a Fund terminates a position in a financial futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.
Options on Financial Futures Contracts.   A Fund may purchase and write call and put options on financial futures contracts. An option on a financial futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a financial futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the holder would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder’s option position. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.
Options on Swaps.   Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon swap transaction, such as an interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate, in the case of a floor contract.
Special Risks of Transactions in Financial Futures Contracts and Related Options.   Financial futures contracts entail risks. The risks associated with purchasing and writing put and call options on financial futures contracts can be influenced by the market for financial futures contracts. An increase in the market value of a financial futures contract on which the Fund has written an option may cause the option to be exercised. In this situation, the benefit to a Fund would be limited to the value of the exercise price of the option and the Fund may realize a loss on the option greater than the premium the Fund initially received for writing the option. In addition, a Fund’s ability to close out an option it has written by entering into an offsetting transaction depends upon the market’s demand for such financial futures contracts. If a purchased option expires unexercised, a Fund would realize a loss in the amount of the premium paid for the option.
If an investment adviser’s or subadviser’s judgment about the general direction of interest rates or markets is wrong, the overall performance may be poorer than if no financial futures contracts had been entered into.
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Liquidity Risks.   Positions in financial futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell financial futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. If there is not a liquid secondary market at a particular time, it may not be possible to close a position in a financial futures contract at such time and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin.
The ability to establish and close out positions in options on financial futures contracts will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop. Although a Fund generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options, with the result that a Fund would have to exercise the options in order to realize any profit.
Hedging Risks.   There are several risks in connection with the use by a Fund of financial futures contracts and related options as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the financial futures contracts and options and movements in the underlying securities or index or movements in the prices of a Fund’s securities which are the subject of a hedge.
Successful use of financial futures contracts and options by a Fund for hedging purposes is also subject to an investment adviser’s or subadviser’s ability to predict correctly movements in the direction of the market. It is possible that, where a Fund has purchased puts on financial futures contracts to hedge its portfolio against a decline in the market, the securities or index on which the puts are purchased may increase in value and the value of securities held in the portfolio may decline. If this occurred, the Fund would lose money on the puts and also experience a decline in the value of its portfolio securities. In addition, the prices of financial futures contracts, for a number of reasons, may not correlate perfectly with movements in the underlying securities or index due to certain market distortions. First, all participants in the futures market are subject to margin deposit requirements. Such requirements may cause investors to close financial futures contracts through offsetting transactions which could distort the normal relationship between the underlying security or index and futures markets. Second, the margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result the futures markets may attract more speculators than the securities markets do. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by an investment adviser or subadviser still may not result in a successful hedging transaction over a very short time period.
Other Risks.   A Fund will incur brokerage fees in connection with its transactions in financial futures contracts and related options. In addition, while financial futures contracts and options on financial futures contracts will be purchased and sold to reduce certain risks, those transactions themselves entail certain other risks. Thus, while a Fund may benefit from the use of financial futures contracts and related options, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Fund than if it had not entered into any financial futures contracts or options transactions. Moreover, in the event of an imperfect correlation between the position in the financial futures contract and the portfolio position that is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.
Swap Agreements and Options on Swap Agreements
A Fund may engage in swap transactions, including interest rate swap agreements, credit default swaps, and total return swaps.
Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments or rates, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index). When a Fund enters into an interest rate swap, it typically agrees to make payments to its counterparty based on a specified long- or short-term interest rate, and will receive payments from its counterparty based on another interest rate. Other forms of swap agreements include, among others, interest rate caps, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates fall below a
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specified rate, or “floor”; interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; and curve cap swaps, under which a party might buy or sell protection against an increase in long-term interest rates relative to shorter-term rates. A Fund may enter into an interest rate swap in order, for example, to hedge against the effect of interest rate changes on the value of specific securities in its portfolio, or to adjust the interest rate sensitivity (duration) or the credit exposure of its portfolio overall, or otherwise as a substitute for a direct investment in debt securities.
A Fund may enter into total return swaps. In a total return swap, one party typically agrees to pay to the other a short-term interest rate in return for a payment at one or more times in the future based on the increase in the value of an underlying security or other asset, or index of securities or assets; if the underlying security, asset, or index declines in value, the party that pays the short-term interest rate must also pay to its counterparty a payment based on the amount of the decline. A Fund may take either side of such a swap, and so may take a long or short position in the underlying security, asset, or index. A Fund may enter into a total return swap to hedge against an exposure in its portfolio (including to adjust the duration or credit quality of a Fund’s bond portfolio) or generally to put cash to work efficiently in the markets in anticipation of, or as a replacement for, cash investments. A Fund may also enter into a total return swap to gain exposure to securities or markets in which it might not be able to invest directly (in so-called market access transactions). A Fund may also enter into contracts for difference, which are similar to total return swaps.
A Fund also may enter into credit default swap transactions. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the protection “buyer” in a credit default swap is obligated to pay the protection “seller” an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds or other obligations of the reference entity (with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. A Fund may be either the buyer or seller in a credit default swap transaction. When a Fund buys protection, it may or may not own securities of the reference entity. If it does own securities of the reference entity, the swap serves as a hedge against a decline in the value of the securities due to the occurrence of a credit event involving the issuer of the securities. If the Fund does not own securities of the reference entity, the credit default swap may be seen to create a short position in the reference entity. If a Fund is a buyer and no credit event occurs, the Fund will typically recover nothing under the swap, but will have had to pay the required upfront payment and stream of continuing payments under the swap. When a Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When a Fund sells protection, it may do so either to earn additional income or to create such a “synthetic” long position. Credit default swaps involve general market risks, illiquidity risk, counterparty risk, and credit risk.
A Fund may also enter into options on swap agreements (“swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. A Fund may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement. A Fund may enter into swaptions for the same purposes as swaps.
Whether a Fund’s use of swap agreements or swaptions will be successful will depend on the investment adviser’s or subadviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Certain restrictions imposed on the Funds by the Code may limit the Funds’ ability to use swap agreements.
Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. Because they are two party contracts that may be subject to contractual restrictions on transferability and termination and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid and subject to a Fund’s limitation on investments in illiquid securities. To the extent that a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.
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Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. A Fund bears the risk that an investment adviser or subadviser will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the Fund. If an investment adviser or subadviser attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Many swaps are complex and often valued subjectively.
Counterparty risk with respect to derivatives has been and may continue to be affected by new rules and regulations concerning the derivatives market. Some derivatives transactions, including many interest rate and index credit default swaps, are required to be centrally cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds the position, rather than the credit risk of its original counterparty to the derivatives transaction. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses and clearing members, and it is not clear how an insolvency proceeding of a clearing house or clearing member would be conducted, what effect the insolvency proceeding would have on any recovery by a Fund, and what impact an insolvency of a clearing house or clearing member would have on the financial system more generally.
The U.S. Congress, various exchanges and regulatory and self-regulatory authorities have undertaken reviews of derivatives trading in recent periods. Among the actions that have been taken or proposed to be taken are new position limits and reporting requirements, new or more stringent daily price fluctuation limits for futures and options transactions, new or increased margin and reserve requirements for various types of derivatives transactions, and mandatory clearing, trading, and reporting requirements for many derivatives. Additional measures are under active consideration and as a result there may be further actions that adversely affect the regulation of instruments in which the Funds invest. It is possible that these or similar measures could potentially limit or completely restrict the ability of a Fund to use these instruments as a part of its investment strategy. Limits or restrictions applicable to the counterparties with which the Funds engage in derivative transactions could also prevent the Funds from using these instruments.
Additionally, in the event of a counterparty’s (or its affiliate’s) insolvency, a Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations, and realization on collateral, could be stayed or eliminated under new special resolution regimes adopted in the United States, the European Union, and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In addition, the liabilities of such counterparties to a Fund could be reduced, eliminated, or converted to equity in such counterparties (sometimes referred to as a “bail in”).
Options, Rights, and Warrants
A Fund may purchase and sell put and call options on securities to enhance investment performance or to protect against changes in market prices. A Fund that invests in debt securities may also purchase and sell put and call options to adjust the interest rate sensitivity of its portfolio or the credit exposure of the portfolio.
Call Options.   A Fund may write call options on its securities to realize a greater current return through the receipt of premiums. Such option transactions may also be used as a limited form of hedging against a decline in the price of securities owned by the Fund.
A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the exercise price at any time before the expiration date. A Fund may write covered call options or uncovered call options. A call option is “covered” if the writer, at all times while obligated as a writer, either owns the underlying securities (or comparable securities satisfying the cover requirements of the securities exchanges), or has the right to acquire such securities through immediate conversion of securities. When a Fund has written an uncovered call option, the Fund will not necessarily hold securities offsetting the risk to the Fund. As a result, if the call option were exercised, the Fund might be required to purchase the security that is the subject of the call at the market price at the time of exercise. The Fund’s exposure on such an option is theoretically unlimited. There is also a risk, especially with less liquid preferred and debt securities, that the security may not be available for purchase.
A Fund will receive a premium from writing a call option, which increases the Fund’s return in the event the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security,
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the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security.
In return for the premium received when it writes a covered call option, a Fund takes the risk during the life of the option that it will be required to deliver the underlying security at a price below the current market value of the security or, in the case of a covered call option, to give up some or all of the opportunity to profit from an increase in the market price of the securities covering the call option.
In the case of a covered option, the Fund also retains the risk of loss should the price of the securities decline. If the covered option expires unexercised, the Fund realizes a gain equal to the premium, which may be offset by a decline in price of the underlying security. If the option is exercised, the Fund realizes a gain or loss equal to the difference between the Fund’s cost for the underlying security and the proceeds of sale (exercise price minus commissions) plus the amount of the premium.
A Fund may enter into closing purchase transactions in order to realize a profit or limit a loss on a previously written call option or, in the case of a covered call option, to free itself to sell the underlying security or to write another call on the security, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction in the case of a covered call option may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction relating to a covered call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.
Put Options.   A Fund may write put options in order to enhance its current return by taking a long directional position as to a security or index of securities. Such options transactions may also be used as a limited form of hedging against an increase in the price of securities that the Fund plans to purchase. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A Fund may write covered or uncovered put options. A put option is “covered” if the writer segregates cash and high-grade short-term debt obligations or other permissible collateral equal to the price to be paid if the option is exercised.
By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value. A Fund may terminate a put option that it has written before it expires by entering into a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option.
Purchasing Put and Call Options.   A Fund may also purchase put options to protect portfolio holdings against a decline in market value. This protection lasts for the life of the put option because the Fund, as a holder of the option, may sell the underlying security at the exercise price regardless of any decline in its market price. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that the Fund must pay. If the Fund holds the security underlying the option, these costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option.
A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security’s market price. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.
A Fund may also buy and sell combinations of put and call options on the same underlying security to earn additional income.
A Fund may purchase or sell “structured options,” which may comprise multiple option exposures within a single security. The risk and return characteristics of a structured option will vary depending on the nature of the underlying option exposures. The Fund may use such options for hedging purposes or as a substitute for direct investments in options or securities. The Fund’s use of structured options may create investment leverage.
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Options on Foreign Securities.   A Fund may purchase and sell options on foreign securities if an investment adviser or subadviser believes that the investment characteristics of such options, including the risks of investing in such options, are consistent with the Fund’s investment objective. It is expected that risks related to such options will not differ materially from risks related to options on U.S. securities. However, position limits and other rules of foreign exchanges may differ from those in the United States. In addition, options markets in some countries, many of which are relatively new, may be less liquid than comparable markets in the United States.
Options on Securities Indexes.   A Fund may write or purchase options on securities indexes, subject to its general investment restrictions regarding options transactions. Index options are similar to options on individual securities in that the purchaser of an index option acquires the right to buy (in the case of a call) or sell (in the case of a put), and the writer undertakes the obligation to sell or buy (as the case may be), units of an index at a stated exercise price during the term of the option. Instead of giving the right to take or make actual delivery of securities, the holder of an index option has the right to receive a cash “exercise settlement amount.” This amount is equal to the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by a fixed “index multiplier.” If the Fund has written an index call option, it will lose money if the index level rises above the option exercise price (plus the amount of the premium received by the Fund on the option). If the Fund has written an index put option, it will lose money if the index level falls below the option exercise price (less the amount of the premium received by the Fund).
In cases where a Fund uses index options for hedging purposes, price movements in securities which a Fund owns or intends to purchase probably will not correlate perfectly with movements in the level of a securities index and, therefore, a Fund bears the risk of a loss on a securities index option which is not completely offset by movements in the price of such securities. Because securities index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on a specific security, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding underlying securities. A Fund may, however, cover call options written on a securities index by holding a mix of securities which substantially replicate the movement of the index or by holding a call option on the securities index with an exercise price no higher than the call option sold.
A Fund may purchase or sell options on stock indexes in order to close out its outstanding positions in options on stock indexes which it has purchased. A Fund may also allow such options to expire unexercised.
Compared to the purchase or sale of futures contracts, the purchase of call or put options on an index involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options plus transactions costs. The writing of a put or call option on an index involves risks similar to those risks relating to the purchase or sale of index futures contracts.
Risks Involved in the Sale of Options.   The successful use of a Fund’s options strategies depends on the ability of an investment adviser or subadviser to forecast correctly interest rate and market movements. For example, if a Fund were to write a covered call option based on an investment adviser’s or subadviser’s expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if a Fund were to write a put option based on an investment adviser’s or subadviser’s expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.
When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying security, since the Fund will not realize a loss if the security’s price does not change.
The effective use of options also depends on a Fund’s ability to terminate option positions at times when an investment adviser or subadviser deems it desirable to do so. There is no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price.
If a secondary market in options were to become unavailable, a Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events—such as volume in excess of trading or clearing capability—were to interrupt its normal operations.
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A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, a Fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the Fund, as option writer, would remain obligated under the option until expiration or exercise.
Disruptions in the markets for the securities underlying options purchased or sold by a Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, a Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, a Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the Options Clearing Corporation were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options. A Fund, as holder of such a put option, could lose its entire investment if the prohibition remained in effect until the put option’s expiration.
Foreign-traded options are subject to many of the same risks presented by internationally-traded securities. In addition, because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.
Exchanges have established limits on the maximum number of options an investor or group of investors acting in concert may write. The Funds, an investment adviser or subadviser, and other clients of the investment adviser or subadviser may constitute such a group. These limits restrict a Fund’s ability to purchase or sell particular options.
Over-the-Counter Options.   A Fund may purchase or sell OTC options. OTC options are not traded on securities or options exchanges or backed by clearinghouses. Rather, they are entered into directly between a Fund and the counterparty to the option. In the case of an OTC option purchased by the Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result a Fund may be required to remain obligated on an unfavorable OTC option until its expiration. It may be difficult under certain circumstances to value OTC options.
Rights and Warrants to Purchase Securities; Index Warrants; International.   A Fund may invest in rights and warrants to purchase securities. Rights or warrants generally give the holder the right to receive, upon exercise, a security at a stated price. Funds typically use rights and warrants in a manner similar to their use of options on securities, as described above. Risks associated with the use of rights or warrants are generally similar to risks associated with the use of options. Rights and warrants typically do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. In addition, the value of a right or a warrant will likely, but will not necessarily, change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.
Bonds issued with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities.
A Fund may also invest in equity-linked warrants. A Fund purchases equity-linked warrants from a broker, who in turn is expected to purchase shares in the local market. If the Fund exercises its warrant, the shares are expected to be sold and the warrant redeemed with the proceeds. Typically, each warrant represents one share of the underlying stock. Therefore, the price and performance of the warrant are directly linked to the underlying stock, less transaction costs. In addition to the market risk related to the underlying holdings, a Fund bears counterparty risk with respect to the issuing broker. There is currently no active trading market for equity-linked warrants, and they may be highly illiquid.
In addition to warrants on securities, a Fund may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indexes (“index-linked warrants”). Index-linked warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the
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underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index-linked warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If a Fund were not to exercise an index-linked warrant prior to its expiration, then the Fund would lose the amount of the purchase price paid by it for the warrant.
A Fund using index-linked warrants would normally do so in a manner similar to its use of options on securities indexes. The risks of a Fund’s use of index-linked warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index-linked warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution that issues the warrant. Also, index-linked warrants may have longer terms than index options. Index-linked warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index-linked warrants may limit a Fund’s ability to exercise the warrants at such time, or in such quantities, as the Fund would otherwise wish to do.
A Fund may make indirect investments in foreign equity securities, through international warrants, participation notes, low exercise price warrants, or other products that allow the Fund to access investments in foreign markets that would otherwise be unavailable to them. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities from or to the issuer for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or basket of securities. International warrants are similar to options in that they are exercisable by the holder for an underlying security or securities or the value of the security or securities, but are generally exercisable over a longer term than typical options. These types of instruments may be American style exercise, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style exercise, which means that they may be exercised only on the expiration date. International warrants have an exercise price, which is typically fixed when the warrants are issued.
A Fund may invest in low exercise price warrants, which are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. These warrants entail substantial credit risk, since the issuer of the warrant holds the purchase price of the warrant (approximately equal to the value of the underlying investment at the time of the warrant’s issue) for the life of the warrant.
The exercise or settlement date of the warrants and other instruments described above may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the instruments, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless, resulting in a total loss of the purchase price of the warrants.
A participation note or “P-note” is typically a debt instrument issued by a bank or broker-dealer, where the amount of the bank’s or broker-dealer’s repayment obligation is tied to changes in the value of an underlying security or index of securities. A P-note is a general unsecured contractual obligation of the bank or broker-dealer that issues it. A Fund must rely on the creditworthiness of the issuer for repayment of the P-note and for any return on the Fund’s investment in the P-note and would have no rights against the issuer of the underlying security.
There is no assurance that there will be a secondary trading market for any of the instruments described above. They may by their terms be non-transferable or otherwise be highly illiquid and difficult to price. Issuers of such instruments or the calculation agent named in respect of such an instrument may have broad authority and discretion to adjust the instrument’s terms in response to certain events or to interpret an instrument’s terms or to make certain determinations relating to the instrument, which could have a significant adverse effect on the value of the instrument to a Fund. If the issuer or other obligor on an instrument is unable or unwilling to perform its obligations under such an instrument, a Fund
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may lose some or all of its investment in the instrument and any unrealized return on that investment. Certain of these instruments may be subject to foreign investment risk and currency risk.
Equity-Linked Notes
An equity-linked note (ELN) is a debt instrument whose value changes based on changes in the value of a single equity security, basket of equity securities, or an index of equity securities. An equity-linked note may or may not pay interest. See “Hybrid Instruments,” below.
Hybrid Instruments
Hybrid instruments are generally considered derivatives and include indexed or structured securities, and combine elements of many derivatives transactions with those of debt, preferred equity, or a depositary instrument. A Fund may use a hybrid instrument as a substitute for any type of cash or derivative investment which it might make for any purpose.
A hybrid instrument may be a debt security, preferred stock, warrant, convertible security, certificate of deposit, or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles, or commodities (collectively, “underlying assets”), or by another index, economic factor, or other measure, including interest rates, currency exchange rates, or commodities or securities indexes (collectively, “benchmarks”). Hybrid instruments may take a number of forms, including, for example, debt instruments with interest or principal payments or redemption terms determined by reference to the value of an index, security, or other measure at a future time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities where the conversion terms relate to a particular commodity.
The risks of investing in a hybrid instrument may, depending on the nature of the instrument, reflect a combination of the risks of investing in securities, options, futures, currencies, or other types of investments. An investment in a hybrid instrument as a debt instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument. The risks of a particular hybrid instrument will depend upon the terms of the instrument, but may include the possibility of significant changes in the level of the benchmark(s) or the prices of the underlying assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, and may not be foreseen by the purchaser, such as financial or market developments, economic and political events, the supply and demand of the underlying assets, and interest rate movements. Hybrid instruments may be highly volatile and their use by a Fund may not be successful.
Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Hybrid instruments may be highly leveraged. Depending on the structure of the particular hybrid instrument, changes in a benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark or underlying asset may not move in the same direction or at the same time.
Hybrid instruments may also carry liquidity risk since they typically trade OTC, and are not backed by a central clearing organization. The instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the value of such an investment could be zero. In addition, because the purchase and sale of hybrid investments would likely take place in an OTC market without the guarantee of a central clearing organization, or in a transaction between a Fund and the issuer of the hybrid instrument, the instruments will not likely be actively traded. Hybrid instruments also may not be subject to regulation by the CFTC, the SEC, or any other governmental regulatory authority.
When a Fund invests in a hybrid instrument, it takes on the credit risk of the issuer of the hybrid instrument. In that respect, a hybrid instrument may create greater risks than investments directly in the securities or other assets underlying the hybrid instrument because the Fund is exposed both to losses on those securities or other assets and to the credit risk of the issuer of the hybrid instrument. A hybrid instrument may also pose greater risks than other derivatives based on the same securities or assets because, when it purchases the instrument, a Fund may be required to pay all, or most, of the notional amount of the investment by way of purchase price, whereas many other derivatives require a Fund to post only a relatively small portion of the notional amount by way of margin or similar arrangements.
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Structured Investments
A structured investment is typically issued by a specially created corporation or trust that purchases one or more securities or other assets (“underlying instruments”), and that in turn issues one or more classes of securities (“structured securities”) backed by, or representing different interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities, and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will reflect that of the underlying instruments. Investments in a structured security may be subordinated to the right of payment of another class of securities. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities, and they may be highly illiquid and difficult to value. Because the purchase and sale of structured securities would likely take place in an OTC market without the guarantee of a central clearing organization, or in a transaction between a Fund and the issuer of the structured securities, the creditworthiness of the counterparty of the issuer of the structured securities would be an additional risk factor the Fund would have to consider and monitor.
Commodity-Linked “Structured” Securities.   Certain structured products may provide exposure to the commodities markets. Commodity-linked structured securities may be equity or debt securities, may be leveraged or unleveraged, and may present investment characteristics and risks of an investment in a security and one or more underlying commodities. Certain restrictions imposed on the Funds by the Code may limit the Funds’ ability to invest in certain commodity-linked structured securities.
Credit-Linked Securities.   Credit-linked securities are typically issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps, and other securities or transactions, in order to provide exposure to certain high yield or other fixed income issuers or markets. For example, a Fund may invest in credit-linked securities in order to gain exposure to the high yield markets pending investment of cash and/or to remain fully invested when more traditional income producing securities are not available. A Fund’s return on its investments in credit-linked securities will depend on the investment performance of the investments held in the trust or other vehicle. A Fund’s investments in these instruments are indirectly subject to the risks associated with the derivative instruments in which the trust or other vehicle invests, including, among others, credit risk, default, or similar event risk, counterparty risk, interest rate risk, leverage risk, and management risk. There will likely be no established trading market for credit-linked securities and they may be illiquid.
Event-Linked Securities.   Event-linked securities are typically fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a trigger event, such as a hurricane, earthquake, or other event that leads to physical or economic loss. If the trigger event occurs prior to maturity, a Fund may lose all or a portion of its principal and unpaid interest. Event-linked securities may expose a Fund to certain other risks, including issuer default, adverse regulatory or jurisdictional interpretations, liquidity risk, and adverse tax consequences.
Because the performance of structured hybrid instruments is linked to the performance of an underlying commodity, commodity index, or other economic variable, those investments are subject to “market risks” with respect to the movements of the commodity markets and may be subject to certain other risks that do not affect traditional equity and debt securities. If the interest payment on a hybrid instrument is linked to the value of a particular commodity, commodity index, or other economic variable and the underlying investment loses value, the purchaser might not receive the anticipated interest on its investment. If the amount of principal to be repaid on a structured hybrid instrument is linked to the value of a particular commodity, commodity index, or other economic variable, the purchaser might not receive all or any of the principal at maturity of the investment.
The values of structured hybrid instruments may fluctuate significantly because the values of the underlying investments to which they are linked are themselves extremely volatile, and the Fund may lose most or all of the value of its investment in a hybrid instrument. Additionally, the particular terms of a structured hybrid instrument may create economic leverage by contemplating payments that are based on a multiple of the price increase or decrease of the underlying commodity, commodity index, or other economic variable. A liquid secondary market may not exist for structured hybrid instruments, which may make it difficult to sell such instruments at an acceptable price or to value them accurately.
A Fund’s investment in structured products may be subject to limits under applicable law.
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When-Issued, Delayed-Delivery, To-Be-Announced, Forward Commitment, and Standby Commitment Transactions
A Fund may enter into when-issued, delayed-delivery, to-be-announced (“TBA”), or forward commitment transactions in order to lock in the purchase price of the underlying security or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In when-issued, delayed-delivery, or forward commitment transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. In the case of TBA purchase commitments, the unit price and the estimated principal amount are established when the Fund enters into a commitment, with the actual principal amount being within a specified range of the estimate. Although a Fund does not typically pay for the securities in these types of transactions until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. As a result, each of these types of transactions may create investment leverage in a Fund’s portfolio and increase the volatility of the Fund. If a Fund’s counterparty fails to deliver a security purchased on a when-issued, delayed-delivery, TBA, or forward commitment basis, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.
A Fund may also enter into standby commitment agreements, obligating the Fund, for a specified period, to buy a specified amount of a security at the option of the issuer, upon the issuance of the security. The price at which the Fund would purchase the security is set at the time of the agreement. In return for its promise to purchase the security, a Fund receives a commitment fee. The Fund receives this fee whether or not it is ultimately required to purchase the security. The securities subject to a standby commitment will not necessarily be issued, and, if they are issued, the value of the securities on the date of issuance may be significantly less than the price at which the Fund is required to purchase them.
Recently finalized Financial Industry Regulatory Authority (FINRA) rules include mandatory margin requirements for the TBA market with limited exceptions. TBA trades historically have not been required to be collateralized. The collateralization of TBA trades is intended to mitigate counterparty credit risk between trade and settlement, but could increase the cost of TBA transactions and impose added operational complexity. As of the date of this SAI, additional revisions to these FINRA rules are anticipated. It is not clear when the rules will be implemented and what effect the revisions will have on the Funds.
Distressed Securities
A Fund may invest in securities, including loans purchased in the secondary market, that are the subject of bankruptcy proceedings or otherwise in default or in risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Fund or that are rated in the lower rating categories by one or more nationally recognized statistical rating organizations (for example, Ca or lower by Moody’s and CC or lower by S&P or Fitch Ratings (“Fitch”)) or, if unrated, are in the judgment of the investment adviser or subadviser of equivalent quality (“Distressed Securities”). Investment in Distressed Securities is speculative and involves significant risks and a Fund could lose all of its investment in any Distressed Security.
Distressed Securities are subject to greater credit and liquidity risks than other types of loans. Reduced liquidity can affect the values of Distressed Securities, make their valuation and sale more difficult, and result in greater volatility. A bankruptcy proceeding or other court proceeding could delay or limit the ability of the Fund to collect the principal and interest payments on Distressed Securities or adversely affect the Fund’s rights in collateral relating to a Distressed Security. If a lawsuit is brought by creditors of a borrower under a Distressed Security, a court or a trustee in bankruptcy could take certain actions that would be adverse to a Fund. For example:
•
Other creditors might convince the court to set aside a loan or the collateralization of the loan as a “fraudulent conveyance” or “preferential transfer.” In that event, the court could recover from the Fund the interest and principal payments that the borrower made before becoming insolvent. There can be no assurance that the Fund would be able to prevent that recapture.

•
A bankruptcy court may restructure the payment obligations under the loan so as to reduce the amount to which the Fund would be entitled.

•
The court might discharge the amount of the loan that exceeds the value of the collateral.

•
The court could subordinate the Fund’s rights to the rights of other creditors of the borrower under applicable law, decreasing, potentially significantly, the likelihood of any recovery on the Fund’s investment.

A Fund may, but will not necessarily, invest in a Distressed Security when the investment adviser or subadviser believes it is likely that the issuer of the Distressed Securities will make an exchange offer or will be the subject of a plan of
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reorganization pursuant to which the Fund will receive new securities in return for the Distressed Securities. There can be no assurance that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which a Fund makes its investment in Distressed Securities and the time that any such exchange offer or plan of reorganization is completed. Even if an exchange offer is made or plan of reorganization is adopted with respect to Distressed Securities held by a Fund, there can be no assurance that the securities or other assets received by a Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. If a Fund participates in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Distressed Securities, the Fund may be restricted from disposing of such securities.
Dollar Roll Transactions
A Fund may enter into dollar roll transactions, in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date from the same party. A Fund may invest in dollar rolls in order to benefit from anticipated changes in pricing for the mortgage-backed securities during the term of the transaction, or for the purpose of creating investment leverage.
In a dollar roll, the securities that are to be purchased will be of the same type as the securities sold, but will be supported by different pools of mortgages. A Fund that engages in a dollar roll forgoes principal and interest paid on the sold securities during the roll period, but is compensated by the difference between the current sales price and the lower forward price for the future purchase. In addition, a Fund may benefit by investing the transaction proceeds during the roll period. Dollar roll transactions generally have the effect of creating leverage in a Fund’s portfolio.
Dollar rolls involve the risk that the Fund’s counterparty will be unable to deliver the mortgage-backed securities underlying the dollar roll at the fixed time. If the counterparty files for bankruptcy or becomes insolvent, the counterparty or its representative may ask for and receive an extension of time to decide whether to enforce the Fund’s repurchase obligation. A Fund’s use of the transaction proceeds may be restricted pending such decision. A Fund may enter into dollar roll transactions without limit up to the amount permitted under applicable law.
Exchange Traded Notes (ETNs)
ETNs are senior, unsecured, debt securities typically issued by financial institutions. An ETN’s return is typically based on the performance of a particular market index, and the value of the index may be impacted by market forces that affect the value of ETNs in unexpected ways. ETNs are similar to Structured Investments, except that they are typically listed on an exchange and traded in the secondary market. See “Structured Investments” in this SAI. The return on an ETN is based on the performance of the specified market index, and an investor may, at maturity, realize a negative return on the investment. ETNs typically do not make periodic interest payments and principal is not protected. The repayment of principal and any additional return due either at maturity or upon repurchase by the issuer depends on the issuer’s ability to pay, regardless of the performance of the underlying index. Accordingly, ETNs are subject to credit risk that the issuer will default or will be unable to make timely payments of principal. Certain events can impact an ETN issuer’s financial situation and ability to make timely payments to ETN holders, including economic, political, legal, or regulatory changes and natural disasters. Event risk is unpredictable and can significantly impact ETN holders.
The market value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand of the ETN, volatility and lack of liquidity in the underlying assets, changes in the applicable interest rates, the current performance of the market index to which the ETN is linked, and the credit rating of the ETN issuer. The market value of an ETN may differ from the performance of the applicable market index and there may be times when an ETN trades at a premium or discount. This difference in price may be due to the fact that the supply and demand in the market for ETNs at any point in time is not always identical to the supply and demand in the market for the securities underlying the market index that the ETN seeks to track. A change in the issuer’s credit rating may also impact the value of an ETN without regard to the level of the underlying market index. ETNs are also subject to tax risk. No assurance can be given that the Internal Revenue Service (“IRS”) will accept, or a court will uphold, how the Funds characterize and treat ETNs for tax purposes.
A Fund’s ability to sell its ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN. Some ETNs may be relatively illiquid and may therefore be difficult to purchase or sell at a fair price. Leveraged ETNs may offer the potential for greater return, but their values may be highly volatile.
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Financial Services Companies
A Fund may invest in financial services companies. Financial services companies are subject to extensive government regulation that may affect their profitability in many ways, including by limiting the amount and types of loans and other commitments they can make, and the interest rates and fees they can charge. A financial services company’s profitability, and therefore its stock price, is especially sensitive to interest rate changes as well as the ability of borrowers to repay their loans. Changing regulations, continuing consolidations, and development of new products and structures all are likely to have a significant impact on financial services companies.
Fixed Income Securities
Certain of the debt securities in which the Funds may invest may not offer as high a yield as may be achieved from lower quality instruments having less safety. If a Fund disposes of an obligation prior to maturity, it may realize a loss or a gain. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. In addition, investments are subject to the ability of the issuer to make payment at maturity.
As discussed, a decline in prevailing levels of interest rates generally increases the value of debt securities in a Fund’s portfolio, while an increase in rates usually reduces the value of those securities. As a result, to the extent that a Fund invests in debt securities, interest rate fluctuations will affect its NAV, but not the income it receives from its debt securities. In addition, if the debt securities contain call, prepayment, or redemption provisions, during a period of declining interest rates, those securities are likely to be redeemed, and a Fund would probably be unable to replace them with securities having as great a yield. Certain events, such as market or economic developments, regulatory or government actions, natural disasters, terrorist attacks, war, and other geopolitical events can have a dramatic adverse effect on the debt market and the overall liquidity of the market for fixed income securities.
Investment in medium- or lower-grade debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt this market and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. In addition, lower-quality bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in servicing their principal and interest payment obligations. Furthermore, medium- and lower-grade debt securities tend to be less marketable than higher-quality debt securities because the market for them is less broad. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and a Fund may have greater difficulty selling its portfolio securities. The market value of these securities and their liquidity may be affected by adverse publicity and investor perceptions.
Foreign Securities
Each Fund may invest in foreign securities. Foreign securities include securities of foreign companies and foreign governments (or agencies or subdivisions thereof). If a Fund’s securities are held abroad, the countries in which such securities may be held and the sub-custodian holding them must be approved by the Board or its delegate under applicable rules adopted by the SEC. In buying foreign securities, each Fund may convert U.S. dollars into foreign currency.
The globalization and integration of the world economic system and related financial markets have made it increasingly difficult to define issuers geographically. Accordingly, the Funds intend to construe geographic terms such as “foreign,” “non-U.S.,” “European,” “Latin American,” “Asian,” and “emerging markets” in the manner that affords to the Funds the greatest flexibility in seeking to achieve the investment objective(s) of the relevant Fund. Specifically, unless otherwise stated, in circumstances where the investment objective and/or strategy is to invest (a) exclusively in “foreign securities,” “non-U.S. securities,” “European securities,” “Latin American securities,” “Asian securities,” or “emerging markets” (or similar directions) or (b) at least some percentage of the Fund’s assets in foreign securities, etc., the Fund will take the view that a security meets this description so long as the issuer of a security is tied economically to the particular country or geographic region indicated by words of the relevant investment objective and/or strategy (the “Relevant Language”). For these purposes the issuer of a security is deemed to have that tie if:
(i)
the issuer is organized under the laws of the country or a country within the geographic region suggested by the Relevant Language or maintains its principal place of business in that country or region; or

(ii)
the securities are traded principally in the country or region suggested by the Relevant Language; or

(iii)
the issuer, during its most recent fiscal year, derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the country or region suggested by the Relevant Language or has at

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least 50% of its assets in that country or region.
In addition, the Funds intend to treat derivative securities (e.g., call options) by reference to the underlying security. Conversely, if the investment objective and/or strategy of a Fund limits the percentage of assets that may be invested in “foreign securities,” etc. or prohibits such investments altogether, a Fund intends to categorize securities as “foreign,” etc. only if the security possesses all of the attributes described above in clauses (i), (ii), and (iii).
Foreign securities also include a Fund’s investment in foreign securities through depositary receipts, in the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), or other similar securities. An ADR is a U.S. dollar-denominated security issued by a U.S. bank or trust company that represents, and may be converted into, a foreign security. An EDR or a GDR is generally similar but is issued by a non-U.S. bank. Depositary receipts are subject to the same risks as direct investment in foreign securities. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted, and changes in currency exchange rates may affect the value of an ADR investment in ways different from direct investments in foreign securities. Funds may invest in both sponsored and unsponsored depositary receipts. Unsponsored depositary receipts are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuers may not be as current for unsponsored depositary receipts and the prices of unsponsored depositary receipts may be more volatile than if such instruments were sponsored by the issuer. An investment in an ADR is subject to the credit risk of the issuer of the ADR.
Investments in foreign securities involve special risks and considerations. As foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards, practices, and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. For example, foreign markets have different clearance and settlement procedures. Delays in settlement could result in temporary periods when assets of a Fund are uninvested. The inability of a Fund to make intended security purchases due to settlement problems could cause it to miss certain investment opportunities. Foreign securities may also entail certain other risks, such as the possibility of one or more of the following: imposition of dividend or interest withholding or confiscatory taxes, higher brokerage costs, thinner trading markets, currency blockages or transfer restrictions, expropriation, nationalization, military coups, economic sanctions, or other adverse political or economic developments; less government supervision and regulation of securities exchanges, brokers and listed companies; and the difficulty of enforcing obligations in other countries. Purchases of foreign securities are usually made in foreign currencies and, as a result, a Fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the value of foreign currencies against the U.S. dollar. Further, it may be more difficult for a Fund’s agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Certain markets may require payment for securities before delivery. In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, diplomatic developments that could adversely affect the values of the Fund’s investments in certain non-U.S. countries, and quotas or other limits on the ability of the Fund (or clients of the Fund’s investment adviser or subadviser) to invest or maintain investments in securities of issuers in certain countries.
A number of current significant political, demographic, and economic developments may affect investments in foreign securities and in securities of companies with operations overseas. The course of any one or more of these events and the effect on trade barriers, competition, and markets for consumer goods and services are uncertain. Similar considerations are of concern with respect to developing countries. For example, the possibility of revolution and the dependence on foreign economic assistance may be greater in these countries than in developed countries. Management seeks to mitigate the risks associated with these considerations through diversification and active professional management.
In addition to the general risks of investing in foreign securities, investments in emerging markets involve special risks. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets may have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a Fund due to subsequent declines in values of the portfolio securities, decrease in the level of liquidity in a Fund’s portfolio, or, if a Fund has entered into a contract to sell the security, possible liability to the purchaser. Certain markets may require payment for securities before delivery, and in such markets
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a Fund bears the risk that the securities will not be delivered and that the Fund’s payments will not be returned. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, or may have restrictions on foreign ownership or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.
Certain emerging markets may require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market’s balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to that Fund of any restrictions on investments.
Investment in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of a Fund.
Health Care Companies
A Fund may invest in health care companies. The activities of health care companies may be funded or subsidized by federal and state governments. If government funding and subsidies are reduced or discontinued, the profitability of these companies could be adversely affected. Health care companies may also be affected by government policies on health care reimbursements, regulatory approval for new drugs and medical instruments, and similar matters. They are also subject to legislative risk, i.e., the risk of a reform of the health care system through legislation.
Illiquid Securities
Each Fund may invest not more than 15% of its net assets in “illiquid securities,” which are investments that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may not be able to dispose of such securities in a timely fashion and for a fair price, which could result in losses to a Fund. In addition, illiquid securities are generally more difficult to value. Illiquid securities may include repurchase agreements with maturities greater than seven days, futures contracts and options thereon for which a liquid secondary market does not exist, time deposits maturing in more than seven calendar days, and securities of new and early stage companies whose securities are not publicly traded. The Funds may also purchase securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the 1933 Act. Such securities may be determined to be liquid based on an analysis taking into account, among other things, trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in particular Rule 144A securities, a Fund’s holdings of those securities may be illiquid, resulting in undesirable delays in selling these securities at prices representing fair value.
Index-Related Securities (Equity Equivalents)
The Funds may invest in certain types of securities that enable investors to purchase or sell shares in a portfolio of securities that seeks to track the performance of an underlying index or a portion of an index. Such Equity Equivalents include, among others, DIAMONDS (interests in a portfolio of securities that seeks to track the performance of the Dow Jones Industrial Average), SPDRs or Standard & Poor’s Depositary Receipts (interests in a portfolio of securities that seeks to track the performance of the S&P 500® Index), and the Nasdaq-100 Trust (interests in a portfolio of securities of the largest and most actively traded non-financial companies listed on the Nasdaq Stock Market). Such securities are similar to index mutual funds, but they are traded on various stock exchanges or secondary markets. The value of these securities is dependent upon the performance of the underlying index on which they are based. Thus, these securities are subject to the same risks as their underlying indexes as well as the securities that make up those indexes. For example, if the securities comprising an index that an index-related security seeks to track perform poorly, the index-related security will lose value.
Equity Equivalents may be used for several purposes, including to simulate full investment in the underlying index while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transaction costs, or to seek
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higher investment returns where an Equity Equivalent is priced more attractively than securities in the underlying index. Because the expense associated with an investment in Equity Equivalents may be substantially lower than the expense of small investments directly in the securities comprising the indexes they seek to track, investments in Equity Equivalents may provide a cost-effective means of diversifying the fund’s assets across a broad range of equity securities.
The prices of Equity Equivalents are derived and based upon the securities held by the particular investment company. Accordingly, the level of risk involved in the purchase or sale of an Equity Equivalent is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for such instruments is based on a basket of stocks. The market prices of Equity Equivalents are expected to fluctuate in accordance with both changes in the NAVs of their underlying indexes and the supply and demand for the instruments on the exchanges on which they are traded. Substantial market or other disruptions affecting an Equity Equivalent could adversely affect the liquidity and value of the shares of the fund investing in such instruments.
Inflation-Linked Securities
Inflation-linked securities are typically fixed income securities whose principal values are periodically adjusted according to a measure of inflation. If the index measuring inflation falls, the principal value of an inflation-linked security will be adjusted downward, and consequently the interest payable on the security (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original principal of the security upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-linked securities. For securities that do not provide a similar guarantee, the adjusted principal value of the security repaid at maturity may be less than the original principal.
Alternatively, the interest rates payable on certain inflation-linked securities may be adjusted according to a measure of inflation. As a result, the principal values of such securities do not adjust according to the rate of inflation, although the interest payable on such securities may decline during times of falling inflation.
The values of inflation-linked securities are expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-linked securities. Inflation-linked securities may cause a potential cash flow mismatch to investors, because an increase in the principal amount of an inflation-linked security will be treated as interest income currently subject to tax at ordinary income rates even though investors will not receive repayment of principal until maturity. If a Fund invests in such securities, it will be required to distribute such interest income in order to qualify for treatment as a regulated investment company and eliminate the Fund-level tax, without a corresponding receipt of cash, and therefore may be required to dispose of portfolio securities at a time when it may not be advantageous to do so in order to make such distributions.
While the values of inflation-linked securities are expected to be largely protected from long-term inflationary trends, short-term increases in inflation may lead to declines in value. In addition, if interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in inflation-linked securities may not be protected to the extent that the increase is not reflected in the securities’ inflation measure.
The periodic adjustment of U.S. Treasury inflation-linked securities is tied to the Consumer Price Index for All Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation, and energy. Inflation-linked securities issued by a foreign government or a private issuer are generally adjusted to reflect an inflation measure specified by the issuer. There can be no assurance that the CPI-U or any other inflation measure will accurately measure the real rate of inflation in the prices of goods and services.
IPOs and Other Limited Opportunities
A Fund may purchase securities of companies that are offered pursuant to an initial public offering (“IPO”) or other similar limited opportunities. Although companies can be any age or size at the time of their IPO, they are often smaller and have a limited operating history, which involves a greater potential for the value of their securities to be impaired following the IPO. The price of a company’s securities may be highly unstable at the time of its IPO and for a period thereafter due to factors such as market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available, and limited availability of investor information. Securities purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the NAV and return earned on a Fund’s shares. Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by sales of additional shares, and by concentration of control in existing management and principal shareholders. In addition, all of the factors that affect the performance of an economy or equity
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markets may have a greater impact on the shares of IPO companies. IPO securities tend to involve greater risk due, in part, to public perception and the lack of publicly available information and trading history.
Master Limited Partnerships
A Fund may invest in master limited partnerships (“MLPs”), which are limited partnerships in which ownership units are publicly traded. MLPs often own or own interests in properties or businesses that are related to oil and gas industries, including pipelines, although MLPs may invest in other types of investments, including credit-related investments. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners (like a Fund when it invests in an MLP) are not involved in the day-to-day management of the partnership. A Fund also may invest in companies who serve (or whose affiliates serve) as MLP general partners.
Investments in MLPs are generally subject to many of the risks that apply to partnerships. For example, holders of the units of MLPs may have limited control and limited voting rights on matters affecting the partnership. There may be fewer corporate protections afforded investors in an MLP than investors in a corporation. Conflicts of interest may exist among unit holders, subordinated unit holders, and the general partner of an MLP, including those arising from incentive distribution payments. MLPs that concentrate in a particular industry or region are subject to risks associated with such industry or region. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. Investments held by MLPs may be illiquid. MLP units may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.
A Fund may also hold investments in limited liability companies that have many of the same characteristics and are subject to many of the same risks as master limited partnerships.
The manner and extent of a Fund’s investments in MLPs and limited liability companies may be limited by its intention to qualify as a regulated investment company under the Code, and any such investments by the Fund may adversely affect the ability of the Fund to qualify as such.
Mortgage- and Asset-Backed Securities
Mortgage-backed securities, including collateralized mortgage obligations (“CMOs”) and certain stripped mortgage-backed securities, represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, receivables from credit card agreements, home equity loans, and student loans. Asset-backed securities may also include collateralized debt obligations as described below.
A Fund may invest in mortgage-backed securities issued or guaranteed by (i) U.S. Government agencies or instrumentalities such as the Government National Mortgage Association (“GNMA”) (also known as Ginnie Mae), the Federal National Mortgage Association (“FNMA”) (also known as Fannie Mae), and the Federal Home Loan Mortgage Corporation (“FHLMC”) (also known as Freddie Mac) or (ii) other issuers, including private companies. Under the Federal Housing Finance Agency’s “Single Security Initiative,” Fannie Mae and Freddie Mac have entered into a joint initiative to develop a common securitization platform for the issuance of Uniform Mortgage-Backed Securities (“UMBS”), which would generally align the characteristics of Fannie Mae and Freddie Mac mortgage-backed securities. In June 2019 Fannie Mae and Freddie Mac started to issue UMBS in place of their current offerings of TBA-eligible mortgage-backed securities. The effect of the issuance of UMBS on the market for mortgage-backed securities is uncertain. Privately issued mortgage-backed securities may include securities backed by commercial mortgages, which are mortgages on commercial, rather than residential, real estate. Privately issued mortgage-backed securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-backed securities held in a Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans. There is no assurance that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so. In addition, certain governmental entities have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight and/or other consequences that could adversely affect the credit quality, availability, or investment character of securities issued by these entities.
Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the
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scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-related securities. In that event a Fund may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgages, and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. If the life of a mortgage-related security is inaccurately predicted, a Fund may not be able to realize the rate of return the investment adviser or subadviser expected.
Mortgage-backed and asset-backed securities are less effective than other types of securities as a means of  “locking in” attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar or greater risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the Funds. The terms of certain asset-backed securities may require early prepayment in response to certain credit events potentially affecting the values of the asset-backed securities.
At times, some mortgage-backed and asset-backed securities will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses on securities purchased at a premium.
CMOs may be issued by a U.S. Government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. Government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. Government, its agencies or instrumentalities, or any other person or entity.
CMOs typically issue multiple classes of securities, having different maturities, interest rates, and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subordinated to payments on other classes or series and may be subject to contingencies; or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing their volatility. Certain classes or series of CMOs may experience high levels of volatility in response to changes in interest rates and other factors.
Stripped mortgage-backed securities are usually structured with two classes that receive payments of interest or principal on a pool of mortgage loans. Stripped mortgage-backed securities may experience very high levels of volatility in response to changes in interest rates. The yield to maturity on an interest only or “IO” class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments will typically result in a substantial decline in the value of IOs and may have a significant adverse effect on a Fund’s yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully, or at all, its initial investment in these securities. Conversely, principal only securities or “POs” tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated.
The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting a Fund’s ability to buy or sell those securities at any particular time.
Subprime mortgage loans, which typically are made to less creditworthy borrowers, have a higher risk of default than conventional mortgage loans. Therefore, mortgage-backed securities backed by subprime mortgage loans may suffer significantly greater declines in value due to defaults, and may experience high levels of volatility.
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A Fund may invest in collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), and other similarly structured securities. CBOs, CLOs, and other CDOs are types of asset-backed securities. A CBO is typically an obligation of a trust backed (or collateralized) by a pool of securities, often including high risk, below investment grade debt securities. The collateral may include many different types of debt securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities, and emerging market debt. A CLO is typically an obligation of a trust backed (or collateralized) by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other types of CDOs may include, by way of example, obligations of trusts backed by other types of assets representing obligations of various types, and may include high risk, below investment grade debt obligations. CBOs, CLOs, and other CDOs may pay management fees and administrative expenses. The risk profile of an investment in a CBO, CLO, or other CDO depends largely on the type of the collateral securities and the class of the instrument in which a Fund invests.
For CBOs, CLOs, and other CDOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which typically bears the effects of defaults from the bonds or loans in the trust in the first instance and may serve to protect other, senior tranches from defaults. Typically, the more senior the tranche in a CBO, CLO, or other CDO, the higher its rating, although senior tranches can experience substantial losses due to actual defaults. The market values of CBO, CLO, and CDO obligations may be affected by a number of factors, including, among others, changes in interest rates, defaults affecting junior tranches, market anticipation of defaults, and general market aversion to CBO, CLO, or other CDO securities as a class, or to the collateral backing them.
CBOs, CLOs, and other CDOs may be illiquid. In addition to the risks associated with debt securities discussed elsewhere in this SAI and the Funds’ Prospectus (e.g., interest rate risk and the risk of default), CBOs, CLOs, and other CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments on a CBO’s, CLO’s, or other CDO’s obligations; (ii) the collateral may decline in value or be in default; (iii) the risk that Funds may invest in tranches of CBOs, CLOs, or other CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
Other Income-Producing Securities
Other types of income-producing securities the Funds may purchase, include, but are not limited to, the following:
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Variable and floating rate obligations. Variable and floating rate securities are debt instruments that provide for periodic adjustments in the interest rate paid on the security and, under certain limited circumstances, may have varying principal amounts. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that may change with change to the level of prevailing interest rates or the issuer’s credit quality. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity. There is a risk that the current interest rate on variable and floating securities may not accurately reflect current market interest rates or adequately compensate the holder for the current creditworthiness of the issuer. Due to their variable- or floating-rate features, these instruments will generally pay higher levels of income in a rising interest rate environment and lower levels of income as interest rates decline. For the same reason, the market value of a variable- or floating-rate instrument is generally expected to have less sensitivity to fluctuations in market interest rates than a fixed-rate instrument, although the value of a floating-rate instrument may nonetheless decline as interest rates rise and due to other factors, such as changes in credit quality. Some variable or floating rate securities are structured with liquidity features such as (1) put options or tender options that permit holders (sometimes subject to conditions) to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries or (2) auction rate features, remarketing provisions, or other maturity-shortening devices designed to enable the issuer to refinance or redeem outstanding debt securities (market-dependent liquidity features). The market-dependent liquidity features may not operate as intended as a result of the issuer’s declining creditworthiness, adverse market conditions, or other factors or the inability or unwillingness of a participating broker-dealer to make a secondary market for such securities. As a result, variable or floating rate securities that include market-dependent liquidity features may lose value and the holders of such securities may be required to retain them for an extended period of time or until maturity.

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In order to use these investments most effectively, a Fund’s investment adviser or subadviser must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the investment adviser or subadviser incorrectly forecasts such movements, a Fund could be adversely affected by the use of variable or floating rate obligations.
Many financial instruments use or may use a floating rate based on the London Interbank Offered Rate (“LIBOR”), which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on a Fund or the financial instruments in which a Fund invests cannot yet be determined. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.
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Standby commitments. These instruments, which are similar to a put, give a Fund the option to obligate a broker, dealer, or bank to repurchase a security held by the Fund at a specified price.

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Tender option bonds. Tender option bonds are relatively long-term bonds that are coupled with the agreement of a third party, such as a broker, dealer, or bank, to grant the holders of such securities the option to tender the securities to the institution at periodic intervals.

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Inverse floaters. Inverse floaters have variable interest rates that typically move in the opposite direction from movements in prevailing interest rates, most often short-term rates. Accordingly, the value of inverse floaters, or other obligations or certificates structured to have similar features, generally moves in the opposite direction from interest rates. The value of an inverse floater can be considerably more volatile than the value of other debt instruments of comparable maturity and credit quality. Inverse floaters incorporate varying degrees of leverage. Generally, greater leverage results in greater price volatility for any given change in interest rates. Inverse floaters may be subject to legal or contractual restrictions on resale and therefore may be less liquid than other types of securities. Similar to variable and floating rate obligations, effective use of inverse floaters requires skills different from those needed to select most portfolio securities. If movements in interest rates are incorrectly anticipated, a Fund could lose money or the NAV of its shares could decline by the use of inverse floaters.

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Strip bonds. Strip bonds are debt securities that are stripped of their interest, usually by a financial intermediary, after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturities.

Standby commitments, tender option bonds, and instruments with demand features are primarily used by the Funds for the purpose of increasing the liquidity of a Fund’s portfolio.
Other Investment Companies
A Fund may invest in securities of other open- or closed-end investment companies, including exchange-traded funds (“ETFs”), traded on one or more national securities exchanges, as well as private investment vehicles. The MassMutual Select T. Rowe Price Retirement Funds are “funds-of-funds,” which may invest without limit in other investment companies sponsored by MassMutual as well as, within allowable limits, in other investment companies sponsored by T. Rowe Price.
As a shareholder in an investment vehicle, a Fund bears its ratable share of that investment vehicle’s expenses, including its investment advisory, administration, brokerage, shareholder servicing, and other expenses, and continues to incur its own investment advisory and other expenses. A Fund’s shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment vehicles. Shares of registered open-end investment companies traded on a securities exchange may not be redeemable by a Fund in all cases. Private investment vehicles in which a Fund may invest are not registered under the 1940 Act, and so will not offer all of the protections provided by the 1940 Act (including, among other things, independent oversight, protections against certain conflicts of interest, and custodial risks).
A Fund is exposed indirectly to all of the risks applicable to any other investment vehicle in which it invests, including that the investment vehicle will not perform as expected. If the other investment company is an ETF or other product traded on a securities exchange or otherwise actively traded, its shares may trade at a premium or discount to their NAV, an effect
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that might be more pronounced in less liquid markets. In addition, lack of liquidity in securities of investment company traded on an exchange or otherwise actively traded could result in its value being more volatile than the underlying portfolio of securities, and may limit the ability of a Fund to sell or redeem its interest in the investment company at a time or at a price it might consider desirable. A Fund may not be able to redeem its interest in private investment vehicles except at certain designated times.
A Fund’s investment adviser or subadviser, as applicable, or their affiliates may serve as investment adviser to a registered investment company or private investment vehicle in which the Fund may invest, leading to conflicts of interest. For example, a Fund’s investment adviser or subadviser, as applicable, may receive fees based on the amount of assets invested in the other investment vehicle. Investment by a Fund in another registered investment company or private investment vehicle will typically be beneficial to its investment adviser or subadviser, as applicable, in the management of the other investment vehicle, by helping to achieve economies of scale or enhancing cash flows. Due to this and other factors, a Fund’s investment adviser or subadviser, as applicable, will have an incentive to invest the Fund’s assets in an investment vehicle sponsored or managed by it or its affiliates in lieu of investments by the Fund directly in portfolio securities, and will have an incentive to invest in such an investment vehicle over a non-affiliated investment vehicle to ensure an appropriate level of revenue to such investment adviser or subadviser, as applicable, or their affiliates. The investment adviser or subadviser, as applicable, will have no obligation to select the least expensive or best performing investment companies available to serve as an underlying investment vehicle. Similarly, a Fund’s investment adviser or subadviser, as applicable, will have an incentive to delay or decide against the sale of interests held by the Fund in an investment company sponsored or managed by it or its affiliates. It is possible that other clients of a Fund’s investment adviser or subadviser, as applicable, or its affiliates will purchase or sell interests in an investment company sponsored or managed by it at prices and at times more favorable than those at which the Fund does so.
A Fund that is not a fund-of-funds may invest in other investment vehicles whenever its investment adviser or subadviser, as applicable, believes that investment may help to achieve the Fund’s investment objective. For example, a Fund may invest in other investment companies during periods when it has large amounts of uninvested cash, when its investment adviser or subadviser, as applicable, believes share prices of other investment companies offer attractive values, or to gain or maintain exposure to various asset classes and markets or types of strategies and investments. A Fund may invest in shares of another registered investment company or private investment vehicle in order to gain indirect exposure to markets in a country where the Fund is not able to invest freely, or to gain indirect exposure to one or more issuers whose securities it may not buy directly.
Partly Paid Securities
These securities are paid for on an installment basis. A partly paid security trades net of outstanding installment payments—the buyer “takes over payments.” The buyer’s rights are typically restricted until the security is fully paid. If the value of a partly paid security declines before a Fund finishes paying for it, the Fund will still owe the payments, but may find it hard to sell and as a result will incur a loss.
Portfolio Management
A Fund’s investment adviser or subadviser uses trading as a means of managing the portfolio of the Fund in seeking to achieve its investment objective. Transactions will occur when a Fund’s investment adviser or subadviser believes that the trade, net of transaction costs, will improve interest income or capital appreciation potential, or will lessen capital loss potential. Whether the goals discussed above will be achieved through trading depends on the Fund’s investment adviser’s or subadviser’s ability to evaluate particular securities and anticipate relevant market factors, including interest rate trends and variations from such trends. If such evaluations and expectations prove to be incorrect, a Fund’s income or capital appreciation may be reduced and its capital losses may be increased. In addition, high turnover in a Fund could result in additional brokerage commissions to be paid by that Fund. See also “Taxation” below.
The Funds may pay brokerage commissions to affiliates of one or more affiliates of the Funds’ investment adviser or subadvisers.
Portfolio Turnover
The MassMutual Select T. Rowe Price Retirement Funds’ portfolio transactions should generally involve trades in the Underlying Funds that do not entail brokerage commissions. To the extent that portfolio turnover results in realization of net short-term capital gains, such gains ordinarily are treated as ordinary income when distributed to shareholders. Portfolio turnover rates of the MassMutual Select T. Rowe Price Retirement Funds are shown in the “Fees and Expenses of the Fund” and “Financial Highlights” sections of the Prospectus. See the “Taxation” and “Portfolio Transactions and Brokerage” sections in this SAI for additional information.
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Real Estate-Related Investments; Real Estate Investment Trusts
Factors affecting the performance of real estate may include excess supply of real property in certain markets, changes in zoning laws, environmental regulations and other governmental action, completion of construction, changes in real estate value and property taxes, losses from casualty, condemnation, or natural disaster, sufficient level of occupancy, adequate rent to cover operating expenses, and local and regional markets for competing assets. The performance of real estate may also be affected by changes in interest rates, prudent management of insurance risks, and social and economic trends.
Real estate investment trusts (“REITs”) that may be purchased by a Fund include equity REITs, which own real estate directly, mortgage REITs, which make construction, development, or long-term mortgage loans, and hybrid REITs, which share characteristics of equity REITs and mortgage REITs. Equity REITs will be affected by, among other things, changes in the value of the underlying property owned by the REITs, while mortgage REITs will be affected by, among other things, the value of the properties to which they have extended credit. REITs are dependent upon the skill of each REIT’s management.
A Fund could, under certain circumstances, own real estate directly as a result of a default on debt securities it owns or from an in-kind distribution of real estate from a REIT. Risks associated with such ownership could include potential liabilities under environmental laws and the costs of other regulatory compliance. If a Fund has rental income or income from the direct disposition of real property, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company and thus its ability to avoid taxation on its income and gains distributed to its shareholders. REITs are also subject to substantial cash flow dependency, defaults by borrowers, self-liquidation, and the risk of failing to qualify for favorable tax treatment under the Code and/or to maintain exempt status under the 1940 Act. If a Fund invests in REITs, investors would bear not only a proportionate share of the expenses of that Fund, but also, indirectly, expenses of the REITs.
Repurchase Agreements
A repurchase agreement is a contract under which a Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund’s cost plus interest). Repurchase agreements may also be viewed as loans made by a Fund which are collateralized by the securities subject to repurchase. The investment adviser or subadviser will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller’s estate. There is no limit on the Funds’ investment in repurchase agreements.
Restricted Securities
Restricted securities are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a Fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.
Reverse Repurchase Agreements and Treasury Rolls
A Fund may enter into reverse repurchase agreements or Treasury rolls with banks and broker-dealers to enhance return. Reverse repurchase agreements involve sales by a Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price (typically equal to the original sale price plus interest). During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on the securities and also has the opportunity to earn a return on the purchase price received by it from the counterparty. Similarly, in a Treasury roll transaction, a Fund sells a Treasury security and simultaneously enters into an agreement to repurchase the security from the buyer at a later date, at the original sale price plus interest. The repurchase price is typically adjusted to provide the Fund the economic benefit of any interest that accrued on the Treasury security during the
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term of the transaction. The Fund may use the purchase price received by it to earn additional return during the term of the Treasury roll transaction. Reverse repurchase agreements and Treasury rolls are similar to a secured borrowing of a Fund and generally create investment leverage. A Fund might lose money both on the security subject to the reverse repurchase agreement and on the investments it makes with the proceeds of the reverse repurchase agreement. If the counterparty in such a transaction files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds from the sale of its securities may be restricted or forfeited, and the counterparty may fail to return/resell the securities in question to the Fund. A Fund may enter into reverse repurchase agreements or Treasury rolls without limit up to the amount permitted under applicable law.
Securities Lending
An Underlying Fund may lend its portfolio securities to the extent permitted under the 1940 Act and the rules and regulations thereunder. Securities lending allows a Fund to retain ownership of the securities loaned and, at the same time, earn additional income. Generally, under a Fund’s securities lending program, all securities loans will be secured continuously by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities. A Fund maintains the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. The risks in lending portfolio securities, as with other extensions of credit, include a possible delay or expense in recovering the loaned securities or a possible loss of rights in the collateral should the borrower fail financially. If the borrower fails to return the loaned securities upon termination of the loan, the value of the collateral may not be sufficient to replace the loaned securities. Regulations adopted by global prudential regulators that are now in effect require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many securities lending agreements, terms that delay or restrict the rights of counterparties, such as the Funds, to terminate such agreements, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. It is possible that these new requirements, as well as potential additional government regulation and other developments in the market, could adversely affect a Fund’s ability to terminate existing securities lending agreements or to realize amounts to be received under such agreements.
Short Sales
A short sale is a transaction in which a fund sells a security it does not own in anticipation that the market price of that security will decline. When a fund makes a short sale on a security, it must borrow the security sold short and deliver it to a broker dealer through which it made the short sale as collateral for its obligation to deliver the security upon the conclusion of the sale. A fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities. If the price of the security sold short increases between the time of the short sale and the time a fund replaces the borrowed security, a fund will incur a loss, which could be unlimited, in cases where a fund is unable for whatever reason to close out its short position; conversely, if the price declines, a fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely impacted by imperfect correlation between movements in the price of the security sold short and the securities being hedged.
Selling short “against-the-box” refers to the sale of securities actually owned by the seller but held in safekeeping. In such short sales, while the short position is open, a fund must own an equal amount of such securities, or by virtue of ownership of securities have the right, without payment of further consideration, to obtain an equal amount of securities sold short. Short sales against-the-box generally produce current recognition of gain (but not loss) for federal income tax purposes on the constructive sale of securities “in the box” prior to the time the short position is closed out.
Trade Claims
A Fund may purchase trade claims and other obligations of, or claims against, companies in bankruptcy proceedings. Trade claims are claims for payment by vendors and suppliers for products and services previously furnished to the companies in question. Other claims may include, for example, claims for payment under financial or derivatives obligations. Trade claims may be purchased directly from the creditor or through brokers or from dealers, and are typically purchased at a significant discount from their face amounts. There is no guarantee that a debtor will ever be able to satisfy its obligations on such claims. Trade claims are subject to the risks associated with low-quality and distressed obligations.
Trust Preferred Securities
Trust preferred securities are typically issued by corporations, generally in the form of interest bearing notes with preferred securities characteristics, or by an affiliated trust, generally in the form of beneficial interests in subordinated
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debentures or similarly structured securities. Trust preferred securities may pay interest at either fixed or adjustable rates. Trust preferred securities may be issued with a final maturity date, or may be perpetual.
Trust preferred securities are typically junior and fully subordinated liabilities of an issuer and benefit from a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, trust preferred securities typically permit an issuer to defer the payment of income for five years or more without triggering an event of default. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the trust preferred securities have not been made), these trust preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors.
Many trust preferred securities are issued by trusts or other special purpose entities established by operating companies and are not a direct obligation of an operating company. At the time the trust or special purpose entity sells such preferred securities to investors, it purchases debt of the operating company (with terms comparable to those of the trust or special purpose entity securities). The trust or special purpose entity is generally required to be treated as transparent for Federal income tax purposes, and the holders of the trust preferred securities are treated for tax purposes as owning beneficial interests in the underlying debt of the operating company. Accordingly, payments on the trust preferred securities are treated as interest rather than dividends for Federal income tax purposes. The trust or special purpose entity in turn would be a holder of the operating company’s debt and would typically be subordinated to other classes of the operating company’s debt.
U.S. Government Securities
The Funds may invest in U.S. Government securities. These include obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities. Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself  (as with FNMA notes). In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment. Such agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. U.S. Government securities are subject to interest rate risk, and, in some cases, may be subject to credit risk. Although FHLMC and FNMA are now under conservatorship by the Federal Housing Finance Agency, and are benefiting from a liquidity backstop of the U.S. Treasury, no assurance can be given that these initiatives will be successful. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.
Utility Industries
Risks that are intrinsic to the utility industries include difficulty in obtaining an adequate return on invested capital, difficulty in financing large construction programs during an inflationary period, restrictions on operations and increased cost and delays attributable to environmental considerations and regulation, difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, technological innovations that may render existing plants, equipment, or products obsolete, the potential impact of natural or man-made disasters, increased costs and reduced availability of certain types of fuel, occasionally reduced availability and high costs of natural gas for resale, the effects of energy conservation, the effects of a national energy policy and lengthy delays and greatly increased costs and other problems associated with the design, construction, licensing, regulation, and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials and the disposal of radioactive wastes. There are substantial differences among the regulatory practices and policies of various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. There is no assurance that regulatory authorities will, in the future, grant rate increases or that such increases will be adequate to permit the payment of dividends on common stocks issued by a utility company. Additionally, existing and possible future regulatory legislation may make it even more difficult for utilities to obtain adequate relief. Certain of the issuers of securities held in the Fund’s portfolio may own or operate nuclear generating facilities. Governmental authorities may from time to time review existing policies and impose additional requirements governing the licensing, construction and operation of nuclear power plants. Prolonged changes in climatic conditions can also have a significant impact on both the revenues of an electric and gas utility as well as the expenses of a utility, particularly a hydro-based electric utility.
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Utility companies in the United States and in foreign countries are generally subject to regulation. In the United States, most utility companies are regulated by state and/or federal authorities. Such regulation is intended to ensure appropriate standards of service and adequate capacity to meet public demand. Generally, prices are also regulated in the United States and in foreign countries with the intention of protecting the public while ensuring that the rate of return earned by utility companies is sufficient to allow them to attract capital in order to grow and continue to provide appropriate services. There can be no assurance that such pricing policies or rates of return will continue in the future.
The nature of regulation of the utility industries continues to evolve both in the United States and in foreign countries. In recent years, changes in regulation in the United States increasingly have allowed utility companies to provide services and products outside their traditional geographic areas and lines of business, creating new areas of competition within the industries. In some instances, utility companies are operating on an unregulated basis. Because of trends toward deregulation and the evolution of independent power producers as well as new entrants to the field of telecommunications, non-regulated providers of utility services have become a significant part of their respective industries. The investment adviser or subadviser believes that the emergence of competition and deregulation will result in certain utility companies being able to earn more than their traditional regulated rates of return, while others may be forced to defend their core business from increased competition and may be less profitable. Reduced profitability, as well as new uses of funds (such as for expansion, operations, or stock buybacks) could result in cuts in dividend payout rates. The investment adviser or subadviser seeks to take advantage of favorable investment opportunities that may arise from these structural changes. Of course, there can be no assurance that favorable developments will occur in the future.
Foreign utility companies are also subject to regulation, although such regulations may or may not be comparable to those in the United States. Foreign utility companies may be more heavily regulated by their respective governments than utilities in the United States and, as in the United States, generally are required to seek government approval for rate increases. In addition, many foreign utilities use fuels that may cause more pollution than those used in the United States, which may require such utilities to invest in pollution control equipment to meet any proposed pollution restrictions. Foreign regulatory systems vary from country to country and may evolve in ways different from regulation in the United States.
A Fund’s investment policies are designed to enable it to capitalize on evolving investment opportunities throughout the world. For example, the rapid growth of certain foreign economies will necessitate expansion of capacity in the utility industries in those countries. Although many foreign utility companies currently are government-owned, thereby limiting current investment opportunities for a Fund, the investment adviser or subadviser believes that, in order to attract significant capital for growth, foreign governments are likely to seek global investors through the privatization of their utility industries. Privatization, which refers to the trend toward investor ownership of assets rather than government ownership, is expected to occur in newer, faster-growing economies and in mature economies. Of course, there is no assurance that such favorable developments will occur or that investment opportunities in foreign markets will increase.
The revenues of domestic and foreign utility companies generally reflect the economic growth and development in the geographic areas in which they do business. The investment adviser or subadviser will take into account anticipated economic growth rates and other economic developments when selecting securities of utility companies.
Zero-Coupon, Step Coupon and Pay-In-Kind Securities
Other debt securities in which the Funds may invest include zero coupon, step coupon, and pay-in-kind instruments. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security, and the perceived credit quality of the issue. Pay-in-kind securities are debt or preferred stock securities that require or permit payment of interest in the form of additional securities. Payment-in-kind securities allow the issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater risk than securities that pay interest currently or in cash.
Current federal income tax law requires holders of zero coupon and step coupon securities to report the portion of the original issue discount on such securities that accrues during a given year as interest income, even though holders receive no cash payments of interest during the year. In order to qualify as a regulated investment company under the Code, a Fund must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because a Fund will not receive cash payments on a current basis in respect of accrued original issue discount on zero coupon or step coupon bonds during the period before interest payments begin, and may not receive cash
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payments on payment-in-kind securities until maturity or redemption, in some years that Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. A Fund might obtain such cash from selling other portfolio holdings which might cause a Fund to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the assets to which Fund expenses could be allocated and to reduce the rate of return for a Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a Fund to sell the securities at the time.
Generally, the market prices of zero coupon, step coupon, and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities.
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DISCLOSURE OF PORTFOLIO HOLDINGS
The Trustees of the Funds, including a majority of Trustees who are not “interested persons” of the Funds (as defined in the 1940 Act), have adopted policies and procedures with respect to the disclosure of the Funds’ portfolio holdings. These policies and procedures generally provide that no disclosure of portfolio holdings information may be made unless publicly disclosed as described below or made as part of the daily investment activities of the Funds to the Funds’ investment adviser, subadviser(s), as applicable, or any of their affiliates who provide services to the Funds, which by explicit agreement or by virtue of their respective duties to the Funds, are required to maintain confidentiality of the information disclosed. Certain limited exceptions pursuant to the Funds’ policies and procedures are described below. The Funds’ portfolio holdings information may not be disseminated for compensation. Any exceptions to the Funds’ policies and procedures may be made only if approved in writing by the Funds’ Principal Executive Officer and the Funds’ Chief Compliance Officer as being in the best interests of the relevant Fund, and then only if the recipients are subject to a written confidentiality agreement specifying that the relevant Fund’s portfolio holdings information is the confidential property of the Fund and may not be used for any purpose except in connection with the provision of services to the Fund and, in particular, that such information may not be traded upon. Any such exceptions must be reported to the Funds’ Board at its next regularly scheduled meeting. It was determined that these policies and procedures are reasonably designed to ensure that disclosure of portfolio holdings information is in the best interests of a Fund’s shareholders and appropriately address the potential for conflicts between the interests of a Fund’s shareholders, on the one hand, and those of MML Advisers or any affiliated person of the Fund or MML Advisers on the other.
Acting pursuant to the policies and procedures adopted by the Trustees of the Funds, the Funds’ investment adviser and subadviser(s), as applicable, are primarily responsible for compliance with these policies and procedures, which includes maintaining such internal informational barriers (e.g., “Chinese walls”) as each believes are reasonably necessary for preventing the unauthorized disclosure of portfolio holdings information. Pursuant to Rule 38a-1 under the 1940 Act, the Trustees will periodically (as needed, but at least annually) receive reports from the Funds’ Chief Compliance Officer regarding the operation of these policies and procedures, including a confirmation by the Chief Compliance Officer that the investment adviser’s and the subadviser(’s/s’), as applicable, policies, procedures, and/or processes are reasonably designed to comply with the Funds’ policies and procedures in this regard.
Public Disclosures
The Funds’ portfolio holdings are currently disclosed to the public through required filings with the SEC and as described below. The Funds file their portfolio holdings with the SEC as of the end of the second and fourth quarters of the Funds’ fiscal year on Form N-CSR (with respect to each semiannual period and annual period) no later than 70 days after the end of the applicable quarter. In addition, monthly reports of all of the Funds’ portfolio holdings are filed quarterly with the SEC on Form N-PORT no later than 60 days after the end of each quarter of the Funds’ fiscal year, and the monthly report for the third month of each quarter will be made publicly available by the SEC upon filing. Shareholders may obtain the Funds’ Form N-CSR and N-PORT filings on the SEC’s website at http://www.sec.gov. The Funds’ annual and semiannual reports are also mailed to shareholders after the end of the applicable quarter.
The Funds’ most recent portfolio holdings as of the end of each quarter are available on http://www.massmutual.com/funds no earlier than 15 calendar days after the end of each quarter. Because such information is updated quarterly, it will generally be available for viewing for approximately three months after the posting.
A Fund’s portfolio holdings may also be made available on http://www.massmutual.com/funds at other times as approved in writing by the Funds’ Principal Executive Officer and the Funds’ Chief Compliance Officer as being in the best interests of the relevant Fund.
Other Disclosures
Acting pursuant to the policies and procedures adopted by the Trustees of the Funds, and to the extent permitted under the 1933 and 1940 Acts, the Funds, the Funds’ investment adviser, and the Funds’ subadviser(s), as applicable, may distribute (or authorize the Funds’ custodian to distribute) information regarding the Funds’ portfolio holdings more frequently than as provided to the public on a confidential basis to various service providers and others who require such information in order to fulfill their contractual duties with respect to the routine investment activities or operations of the Funds. Such service providers or others must, by explicit agreement or by virtue of their respective duties to the Funds, be required to maintain confidentiality of the information disclosed. These service providers include, but are not limited to, the Funds’ custodian (State Street Bank and Trust Company (“State Street”)), the Funds’ sub-administrators (State Street and MassMutual), the Funds’ independent registered public accounting firm (Deloitte & Touche LLP), filing agents, legal
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counsel (Ropes & Gray LLP), financial printer (Toppan Merrill, LLC), portfolio liquidity classification vendors, any proxy voting service employed by the Funds, MML Advisers or any of the Funds’ subadviser(s), as applicable, providers of portfolio analysis tools, any pricing services employed by the Funds, and providers of transition management services. The Funds or the Funds’ investment adviser may also periodically provide non-public information about their portfolio holdings to rating and ranking organizations, such as Lipper Inc. and Morningstar Inc., in connection with those firms’ research on and classification of the Funds and in order to gather information about how the Funds’ attributes (such as volatility, turnover, and expenses) compared with those of peer funds.
The Funds, the Funds’ investment adviser, or the Funds’ subadviser(s), as applicable, may distribute (or authorize the Funds’ custodian to distribute) information regarding the Funds’ portfolio holdings more frequently than as provided to the public on a confidential basis to various service providers and others who require such information in order to fulfill non-routine legitimate business activities related to the management, investment activities, or operations of the Funds. Such disclosures may be made only if  (i) the recipients of such information are subject to a written confidentiality agreement specifying that the Funds’ portfolio holdings information is the confidential property of the Funds and may not be used for any purpose except in connection with the provision of services to the Funds and, in particular, that such information may not be traded upon; and (ii) if the Funds’ Chief Compliance Officer (or a person designated by the Chief Compliance Officer) determines that, under the circumstances, disclosure is in the best interests of the relevant Fund’s shareholders. The information distributed is limited to the information that the Funds, MML Advisers, or the relevant subadviser(s), as applicable, believes is reasonably necessary in connection with the services provided by the recipient receiving the information.
INVESTMENT RESTRICTIONS OF THE FUNDS
FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS
The following is a description of certain fundamental restrictions on investments of the Funds which may not be changed without a vote of a majority of the outstanding shares of the applicable Fund. Investment restrictions that appear below or elsewhere in this SAI and in the Prospectus which involve a maximum percentage of securities or assets shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, a Fund. Each Fund may not:
(1)
purchase securities (other than securities issued, guaranteed or sponsored by the U.S. Government or its agencies or instrumentalities or securities issued by investment companies) of any one issuer if, as a result, more than 5% of a Fund’s total assets would be invested in the securities of such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the Fund’s total assets may be invested without regard to these limitations.

(2)
purchase commodities or commodity contracts, except that a Fund may enter into futures contracts, options, options on futures, and other financial or commodity transactions to the extent consistent with applicable law and the Fund’s Prospectus and SAI at the time.

(3)
purchase or sell real estate except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments. (This restriction does not prohibit a Fund from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.)

(4)
participate in the underwriting of securities, except to the extent that a Fund may be deemed an underwriter under federal securities laws by reason of acquisitions or distributions of portfolio securities (e.g., investments in restricted securities and instruments subject to such limits as imposed by the Board and/or law).

(5)
make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities.

(6)
borrow money or issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities.

(7)
concentrate its investments in any one industry, as determined by the Board, and in this connection a Fund

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will not acquire securities of companies in any one industry if, immediately after giving effect to any such acquisition, 25% or more of the value of the total assets of the Fund would be invested in such industry, with the following exceptions:
(a)
There is no limitation for securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

(b)
There is no limitation for securities issued by other investment companies.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS
In addition to the investment restrictions adopted as fundamental policies set forth above, the Funds operate with certain non-fundamental policies that may be changed by a vote of a majority of the Board members at any time.
In accordance with such policies, each Fund may not:
(1)
to the extent required by applicable law at the time, purchase additional securities when its borrowings, less amounts receivable on sales of portfolio securities, exceed 5% of its total assets.

(2)
sell securities short, but reserves the right to sell securities short against the box.

(3)
invest more than 15% of its net assets in illiquid securities. This restriction does not limit the purchase of securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the 1933 Act, provided that such securities are determined to be liquid by MML Advisers or the subadviser pursuant to Board approved guidelines.

With respect to limitation (3) above, if there is a lack of trading interest in particular Rule 144A securities, a Fund’s holdings of those securities may be illiquid, resulting in the possibility of undesirable delays in selling these securities at prices representing fair value. If, through a change in values, net assets, or other circumstances, the Fund were in a position where more than 15% of its net assets was invested in illiquid securities , it would take appropriate orderly steps, as deemed necessary, to protect liquidity.
Notwithstanding the foregoing fundamental or non-fundamental investment restrictions, the Underlying Funds in which the MassMutual Select T. Rowe Price Retirement Funds may invest have adopted certain investment limitations that may be more or less restrictive than those listed above, thereby permitting a MassMutual Select T. Rowe Price Retirement Fund to engage indirectly in investment strategies that are prohibited under the investment limitations listed above.
In accordance with each MassMutual Select T. Rowe Price Retirement Fund’s investment program as set forth in the Prospectus, a MassMutual Select T. Rowe Price Retirement Fund may invest 25% or more of its assets in any one Underlying Fund. While each MassMutual Select T. Rowe Price Retirement Fund does not intend to concentrate its investments in a particular industry, a MassMutual Select T. Rowe Price Retirement Fund may indirectly concentrate in a particular industry or group of industries through its investments in one or more Underlying Funds.
MANAGEMENT OF THE TRUST
The Trust has a Board comprised of eight Trustees, a majority of which are not “interested persons” (as defined in the 1940 Act) of the Trust. The Board is generally responsible for the management and oversight of the business and affairs of the Trust. The Trustees formulate the general policies of the Trust and the Funds, approve contracts, and authorize Trust officers to carry out the decisions of the Board. To assist them in this role, the Trustees who are not “interested persons” of the Trust (“Independent Trustees”) have retained independent legal counsel. As investment adviser and subadviser to the Funds, respectively, MML Advisers and T. Rowe Price may be considered part of the management of the Trust. The Trustees and principal officers of the Trust are listed below together with information on their positions with the Trust, address, and year of birth, as well as their principal occupations and other principal business affiliations during at least the past five years.
The Board has appointed an Independent Trustee Chairperson of the Trust. The Chairperson presides at Board meetings and may call a Board or committee meeting when he deems it necessary. The Chairperson participates in the preparation of Board meeting agendas and may generally facilitate communications among the Trustees, and between the Trustees and the Trust’s management, officers, and independent legal counsel, between meetings. The Chairperson may also perform such other functions as may be requested by the Board from time to time. The Board has established the three standing committees described below, and may form working groups or ad hoc committees as needed.
The Board believes this leadership structure is appropriate because it allows the Board to exercise informed and independent judgment, and allocates areas of responsibility among committees or working groups of Trustees and the full Board in a manner that enhances effective oversight. The Board also believes that having a majority of Independent
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Trustees is appropriate and in the best interest of the Funds’ shareholders. However, in the Board’s opinion, having interested persons serve as Trustees brings both corporate and financial viewpoints that are significant elements in its decision-making process. The Board reviews its leadership structure at least annually and may make changes to it at any time, including in response to changes in the characteristics or circumstances of the Trust.
Independent Trustees
Allan W. Blair 100 Bright Meadow Blvd. Enfield, CT 06082-1981 Year of birth: 1948 Trustee of the Trust since 2003 Trustee of 109 portfolios in fund complex	Trustee of the Trust
Retired; President and Chief Executive Officer (1996-2014), Economic Development Council of Western Massachusetts (non-profit development company); President and Chief Executive Officer (1984-2014), Westover Metropolitan Development Corporation (quasi-public development company); Trustee (since 2003), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company); Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company).
Nabil N. El-Hage 100 Bright Meadow Blvd. Enfield, CT 06082-1981 Year of birth: 1958 Trustee of the Trust since 2012 Trustee of 109 portfolios in fund complex	Trustee of the Trust
Founder and CEO (since 2018), AEE International LLC (a Puerto Rico LLC); Founder and sole member (2016-2018), PR Academy of Executive Education LLC (a Puerto Rico LLC); Chairman (2011-2016), Academy of Executive Education, LLC (a Massachusetts LLC); Director (2011-2015), Argo Group International Holdings, Ltd. (underwriter of specialty insurance and reinsurance products); Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2003), Chairman (2006-2012), MassMutual Premier Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), Chairman (2006-2012), MML Series Investment Fund II (open-end investment company).
Maria D. Furman 100 Bright Meadow Blvd. Enfield, CT 06082-1981 Year of birth: 1954 Trustee of the Trust since 2012 Trustee of 109 portfolios in fund complex	Trustee of the Trust
Retired; Trustee (since 2011), GMO Series Trust (open-end investment company); Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company).
R. Alan Hunter, Jr. 100 Bright Meadow Blvd. Enfield, CT 06082-1981 Year of birth: 1946 Chairperson of the Trust since 2016 Trustee of the Trust since 2003 Trustee of 109 portfolios in fund complex	Chairperson and Trustee of the Trust
Retired; Director (2007-2018), Actuant Corporation (diversified industrial company); Chairperson (since 2016), Trustee (since 2003), MassMutual Select Funds (open-end investment company); Chairperson (since 2016), Trustee (since 2012), MassMutual Premier Funds (open-end investment company); Chairperson (since 2016), Trustee (since 2003), MML Series Investment Fund (open-end investment company); Chairperson (since 2016), Trustee (since 2012), MML Series Investment Fund II (open-end investment company).
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C. Ann Merrifield 100 Bright Meadow Blvd. Enfield, CT 06082-1981 Year of birth: 1951 Trustee of the Trust since 2012 Trustee of 109 portfolios in fund complex	Trustee of the Trust
Retired; President and Chief Executive Officer (2012-2014), PathoGenetix (genomics company); Director (2015-2018), Juniper Pharmaceuticals Inc. (specialty pharmaceutical company); Director (since 2014), Flexion Therapeutics (specialty pharmaceutical company); Chairperson (2017-2018), Director (since 2014), InVivo Therapeutics (research and clinical-stage biomaterials and biotechnology company); Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company).
Susan B. Sweeney 100 Bright Meadow Blvd. Enfield, CT 06082-1981 Year of birth: 1952 Trustee of the Trust since 2009 Trustee of 111 portfolios in fund complex1	Trustee of the Trust
Retired; Senior Vice President and Chief Investment Officer (2010-2014), Selective Insurance Group (property and casualty company); Trustee (since 2012), Barings Corporate Investors (closed-end investment company); Trustee (since 2012), Barings Participation Investors (closed-end investment company); Trustee (since 2009), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company); Trustee (since 2009), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company).
Interested Trustees
Teresa A. Hassara2 100 Bright Meadow Blvd. Enfield, CT 06082-1981 Year of birth: 1962 Trustee of the Trust since 2017 Trustee of 109 portfolios in fund complex	Trustee of the Trust
Director (since 2017), MML Advisers; Head of Workplace Solutions (since 2017), MassMutual; President of Institutional Retirement (2009-2016), TIAA-CREF; Trustee (since 2017), MassMutual Select Funds (open-end investment company); Trustee (since 2017), MassMutual Premier Funds (open-end investment company); Trustee (since 2017), MML Series Investment Fund (open-end investment company); Trustee (since 2017), MML Series Investment Fund II (open-end investment company).

1
Barings Participation Investors and Barings Corporate Investors are deemed to be a part of the Fund Complex, because they are managed by Barings LLC, an affiliate of MML Advisers.

2
Ms. Hassara is an “Interested Person,” as that term is defined in the 1940 Act, as an employee of MassMutual.
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Robert E. Joyal3 100 Bright Meadow Blvd. Enfield, CT 06082-1981 Year of birth: 1945 Trustee of the Trust since 2003 Trustee of 111 portfolios in fund complex4	Trustee of the Trust
Retired; Director (since 2018), Jefferies Financial Group Inc. (holding company); Director (2013-2018), Leucadia National Corporation (holding company); Director (2012-2017), Ormat Technologies, Inc. (provider of alternative energy technology); Director (2006-2014), Jefferies Group LLC (investment bank); Trustee (since 2003), Barings Corporate Investors (closed-end investment company); Trustee (since 2003), Barings Participation Investors (closed-end investment company); Trustee (since 2003), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company); Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company).
Principal Officers
Joseph Fallon 100 Bright Meadow Blvd. Enfield, CT 06082-1981 Year of birth: 1975 Officer of the Trust since 2015 Officer of 109 portfolios in fund complex	Vice President of the Trust
Investment Director (since 2014), MML Advisers; Head of Investment Consulting & Strategy (since 2017), Investment Director (2006-2017), MassMutual; Vice President (since 2017), Assistant Vice President (2015-2017), MassMutual Select Funds (open-end investment company); Vice President (since 2017), Assistant Vice President (2015-2017), MassMutual Premier Funds (open-end investment company); Vice President (since 2017), Assistant Vice President (2015-2017), MML Series Investment Fund (open-end investment company); Vice President (since 2017), Assistant Vice President (2015-2017), MML Series Investment Fund II (open-end investment company).
Andrew M. Goldberg 100 Bright Meadow Blvd. Enfield, CT 06082-1981 Year of birth: 1966 Officer of the Trust since 2001 Officer of 109 portfolios in fund complex	Vice President, Secretary, and Chief Legal Officer of the Trust
Lead Counsel, Investment Adviser & Mutual Funds (since 2018), Assistant Vice President and Counsel (2004-2018), MassMutual; Secretary (since 2015), Assistant Secretary (2013-2015), MML Advisers; Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MassMutual Select Funds (open-end investment company); Vice President, Secretary (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2004-2008), MassMutual Premier Funds (open-end investment company); Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MML Series Investment Fund (open-end investment company); Vice President, Secretary (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2005-2008), MML Series Investment Fund II (open-end investment company).

3
Mr. Joyal is an Interested Person through his position as a director of Jefferies Financial Group Inc., which controls Jefferies Group LLC, a broker-dealer that may execute portfolio transactions and/or engage in principal transactions with the Funds, other investment companies advised by MML Advisers or holding themselves out to investors as related companies for purposes of investment or investor services, or any other advisory accounts over which MML Advisers has brokerage placement discretion.

4
Barings Participation Investors and Barings Corporate Investors are deemed to be a part of the Fund Complex, because they are managed by Barings LLC, an affiliate of MML Advisers.

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Renee Hitchcock 100 Bright Meadow Blvd. Enfield, CT 06082-1981 Year of birth: 1970 Officer of the Trust since 2007 Officer of 109 portfolios in fund complex	Chief Financial Officer and Treasurer of the Trust
Head of Mutual Fund Administration (since 2018), Assistant Vice President (2015-2018), Director (2007-2015), MassMutual; Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MassMutual Select Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MassMutual Premier Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MML Series Investment Fund (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MML Series Investment Fund II (open-end investment company).
Jill Nareau Robert 100 Bright Meadow Blvd. Enfield, CT 06082-1981 Year of birth: 1972 Officer of the Trust since 2008 Officer of 109 portfolios in fund complex	Vice President and Assistant Secretary of the Trust
Lead Counsel, Investment Adviser & Mutual Funds (since 2018), Assistant Vice President and Counsel (2009-2018), MassMutual; Assistant Secretary (since 2015), MML Advisers; Vice President and Assistant Secretary (since 2017), Assistant Secretary (2008-2017), MassMutual Select Funds (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (formerly known as “Assistant Clerk”) (2008-2017), MassMutual Premier Funds (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (2008-2017), MML Series Investment Fund (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (formerly known as “Assistant Clerk”) (2008-2017), MML Series Investment Fund II (open-end investment company).
Douglas Steele 100 Bright Meadow Blvd. Enfield, CT 06082-1981 Year of birth: 1975 Officer of the Trust since 2016 Officer of 109 portfolios in fund complex	Vice President of the Trust
Vice President and Head of Investment Management (since 2017), Head of Investment Due Diligence (2016-2017), MML Advisers; Head of Investment Management (since 2017), Assistant Vice President (2013-2017), MassMutual; Vice President (since 2016), MassMutual Select Funds (open-end investment company); Vice President (since 2016), MassMutual Premier Funds (open-end investment company); Vice President (since 2016), MML Series Investment Fund (open-end investment company); Vice President (since 2016), MML Series Investment Fund II (open-end investment company).
Philip S. Wellman 100 Bright Meadow Blvd. Enfield, CT 06082-1981 Year of birth: 1964 Officer of the Trust since 2007 Officer of 109 portfolios in fund complex	Vice President and Chief Compliance Officer of the Trust
Vice President and Chief Compliance Officer (since 2013), MML Advisers; Head of Mutual Funds & RIA Compliance (since 2018), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds) (2014-2018), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds and Investment Advisory) (2008-2014), MassMutual; Vice President and Chief Compliance Officer (since 2007), MassMutual Select Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MassMutual Premier Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund II (open-end investment company).
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Eric H. Wietsma 100 Bright Meadow Blvd. Enfield, CT 06082-1981 Year of birth:1966 Officer of the Trust since 2006 Officer of 109 portfolios in fund complex	President of the Trust
President (2013-2018, since 2019), Vice President (2018-2019), Director (since 2013), MML Advisers; Head of Workplace Operations (since 2018), Senior Vice President (2010-2018), MassMutual; President (since 2008), Vice President (2006-2008), MassMutual Select Funds (open-end investment company); President (since 2008), Vice President (2006-2008), MassMutual Premier Funds (open-end investment company); President (since 2019), Vice President (2006-2019), MML Series Investment Fund (open-end investment company); President (since 2019), Vice President (2006-2019), MML Series Investment Fund II (open-end investment company).
Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns, or is removed. Notwithstanding the foregoing, unless the Trustees determine that it is desirable and in the best interest of the Trust that an exception to the retirement policy of the Trust be made, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-five years, however, with the exception of Mr. Robert E. Joyal, an interested Trustee of the Trust shall no longer serve as a Trustee if or when they are no longer an employee of MassMutual or an affiliate.
The Chairperson is elected to hold such office for a term of three years or until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she retires, dies, resigns, is removed, or becomes disqualified.
The President, Treasurer, and Secretary and such other officers as the Trustees may in their discretion from time to time elect are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed, or becomes disqualified.
Each officer and the Chairperson shall hold office at the pleasure of the Trustees.
Additional Information About the Trustees
In addition to the information set forth above, the following specific experience, qualifications, attributes, and skills apply to each Trustee. Each Trustee was appointed to serve on the Board based on his or her overall experience and the Board did not identify any specific qualification as all-important or controlling. The information in this section should not be understood to mean that any of the Trustees is an “expert” within the meaning of the federal securities laws.
Allan W. Blair — As a former trustee and audit and compliance committee member of a large healthcare system, Mr. Blair has experience with financial, regulatory, and operational issues. He also has served as CEO of several non-profit organizations for over 30 years. Mr. Blair holds a BA from the University of Massachusetts at Amherst and a JD from Western New England College School of Law.
Nabil N. El-Hage — As a former CEO or CFO of various public and private companies, Mr. El-Hage has experience with financial, regulatory, and operational issues. He has also taught corporate finance at the graduate level, and has served as a director for more than a dozen public and private companies and as an associate at a venture capital firm. Mr. El-Hage holds a BS in Electronic Engineering from Yale University and an MBA with high distinction from Harvard University.
Maria D. Furman — As a trustee and chairperson or member of the audit and investment committees of various educational organizations, Ms. Furman has experience with financial, regulatory, and operational issues. She also has served as an audit and investment committee member and a director, treasurer, and investment committee chair for environmental, educational, and healthcare organizations. Ms. Furman is a CFA charterholder and holds a BA from the University of Massachusetts at Dartmouth.
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Teresa A. Hassara — As an executive of financial services companies with over 30 years of experience, Ms. Hassara’s deep industry expertise includes executive roles encompassing all aspects of relationship management and service delivery, as well as in strategy and planning, product and services management, customer loyalty analytics, and participant education and advisory solutions for clients in both the public and private sectors. Ms. Hassara has spent the majority of that time with three companies: Bankers Trust, Fidelity Investments, and, most recently, TIAA-CREF, where she led the company’s Institutional Retirement business serving more than 16,000 higher education, state government, and other nonprofit organizations. Ms. Hassara has FINRA Series 6, 24, 26, and 63 registrations and holds a BA from Vanderbilt University and an MBA from The Wharton School.
R. Alan Hunter, Jr. — As the former chairman of the board of non-profit organizations and a current director of a publicly traded company, Mr. Hunter has experience with financial, regulatory, and operational issues. He also held executive positions with a manufacturing company. Mr. Hunter holds a BA from Dickinson College and an MBA from the University of Pennsylvania.
Robert E. Joyal — As a director of several publicly traded companies, a trustee of various investment companies, and a former executive of an investment management company, Mr. Joyal has experience with financial, regulatory, and operational issues. Mr. Joyal is a Chartered Financial Analyst. He holds a BA from St. Michael’s College and an MBA from Western New England College.
C. Ann Merrifield — As a trustee of a healthcare organization, former biotechnology executive, former partner of a consulting firm, and investment officer at a large insurance company, Ms. Merrifield has experience with financial, regulatory, and operational issues. She also has served as an audit committee member for a manufacturing company and currently serves as such for a public life sciences company. Ms. Merrifield holds a BA and M. Ed. from the University of Maine and an MBA from Amos Tuck School of Business Administration at Dartmouth College.
Susan B. Sweeney — As an executive of a financial services company with over 30 years of financial services experience, Ms. Sweeney has experience with financial, regulatory, and operational issues. Ms. Sweeney holds a BS in Business Studies from Connecticut Board for State Academic Awards, an MBA from Harvard Business School, and a Doctor of Humane Letters from Charter Oak State College.
Board Committees and Meetings
The full Board met five times during the fiscal year ended September 30, 2019.
Audit Committee.   The Trust has an Audit Committee, consisting of Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust. The Audit Committee, whose members are Messrs. Blair and El-Hage and Msses. Furman, Merrifield, and Sweeney, oversees the Trust’s accounting and financial reporting policies and practices, its internal controls, and internal controls of certain service providers; oversees the quality and objectivity of the Trust’s financial statements and the independent audit thereof; evaluates the independence of the Trust’s independent registered public accounting firm; evaluates the overall performance and compensation of the Chief Compliance Officer; acts as liaison between the Trust’s independent registered public accounting firm and the full Board; and provides immediate access for the Trust’s independent registered public accounting firm to report any special matters they believe should be brought to the attention of the full Board. During the fiscal year ended September 30, 2019, the Audit Committee met four times.
Nominating and Governance Committee.   The Trust has a Nominating and Governance Committee, consisting of each Trustee who is not an “interested person” of the Trust. The Nominating and Governance Committee meets at least twice per calendar year. During the fiscal year ended September 30, 2019, the Nominating and Governance Committee met twice. The Nominating and Governance Committee (a) identifies, and evaluates the qualifications of, individuals to become independent members of the Funds’ Board in the event that a position currently filled by an Independent Trustee is vacated or created; (b) nominates Independent Trustee nominees for election or appointment to the Board; (c) sets any necessary standards or qualifications for service on the Board; (d) recommends periodically to the full Board an Independent Trustee to serve as Chairperson; (e) evaluates at least annually the independence and overall performance of counsel to the Independent Trustees; (f) annually reviews the compensation of the Independent Trustees; and (g) oversees board governance issues including, but not limited to, (i) evaluating the board and committee structure and the performance of Trustees, (ii) considering and addressing any conflicts, (iii) considering the retirement policies of the Board, and (iv) considering and making recommendations to the Board at least annually concerning the Trust’s directors and officers liability insurance coverage.
The Nominating and Governance Committee will consider and evaluate nominee candidates properly submitted by shareholders of the Trust in the same manner as it considers and evaluates candidates recommended by other sources. The
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Nominating and Governance Committee may also consider any other facts and circumstances attendant to such shareholder submission as may be deemed appropriate by the Nominating and Governance Committee, including, without limitation, the value of the Funds’ securities owned by the shareholder and the length of time such shares have been held by the shareholder. A recommendation of a shareholder of the Trust must be submitted as described below to be considered properly submitted for purposes of the Nominating and Governance Committee’s consideration. The shareholders of the Trust must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Trust’s Nominating and Governance Committee, to the attention of the Secretary, at the address of the principal executive offices of the Trust, which is 100 Bright Meadow Blvd., Enfield, CT 06082-1981. The Shareholder Recommendation must be delivered to or mailed and received at the principal executive offices of the Trust at least 60 calendar days before the date of the meeting at which the Nominating and Governance Committee is to select a nominee for Independent Trustee. The Shareholder Recommendation must include: (i) a statement in writing setting forth: (A) the name, age, date of birth, phone number, business address, residence address, nationality, and pertinent qualifications of the person recommended by the shareholder (the “Shareholder Candidate”), including an explanation of why the shareholder believes the Candidate will make a good Trustee; (B) the class or series and number of all shares of the Funds owned of record or beneficially by the Shareholder Candidate, as reported to such shareholder by the Shareholder Candidate; (C) any other information regarding the Shareholder Candidate called for with respect to director nominees by paragraphs (a), (d), (e), and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the SEC (or the corresponding provisions of any regulation or rule subsequently adopted by the SEC or any successor agency applicable to the Funds); (D) any other information regarding the Shareholder Candidate that would be required to be disclosed if the Shareholder Candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the Shareholder Candidate is or will be an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Funds and, if not an “interested person,” information regarding the Shareholder Candidate that will be sufficient for the Funds to make such determination; (ii) the written and signed consent of the Shareholder Candidate to be named as a nominee, consenting to (1) the disclosure, as may be necessary or appropriate, of such Shareholder Candidate’s information submitted in accordance with (i) above; and (2) service as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Funds’ books, the number of all shares of each series of the Funds owned beneficially and of record by the recommending shareholder; (iv) a description of all arrangements or understandings between the recommending shareholder and the Shareholder Candidate and any other person or persons (including their names) pursuant to which the Shareholder Recommendation is being made by the recommending shareholder; and (v) such other information as the Nominating and Governance Committee may require the Shareholder Candidate to furnish as it may reasonably require or deem necessary to determine the eligibility of such Shareholder Candidate to serve as a Trustee or to satisfy applicable law.
Shareholders may send other communications to the Trustees by addressing such correspondence directly to the Secretary of the Trust, c/o Massachusetts Mutual Life Insurance Company, 100 Bright Meadow Blvd., Enfield, CT 06082-1981. When writing to the Board, shareholders should identify themselves, the fact that the communication is directed to the Board, the Fund they are writing about, and any relevant information regarding their Fund holdings. Except as provided below, the Secretary shall either (i) provide a copy of each shareholder communication to the Board at its next regularly scheduled meeting or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the Board promptly after receipt. The Secretary will also provide a copy of each shareholder communication to the Trust’s Chief Compliance Officer.
The Secretary may, in good faith, determine that a shareholder communication should not be provided to the Board because it does not reasonably relate to the Trust or its operations, management, activities, policies, service providers, Board, officers, shareholders, or other matters relating to an investment in the Funds or is otherwise ministerial in nature (such as a request for Fund literature, share data, or financial information). The Secretary will provide to the Board on a quarterly basis a summary of the shareholder communications not provided to the Board by virtue of this paragraph.
Contract Committee.   The Trust has a Contract Committee, consisting of each Trustee who is not an “interested person” of the Trust. During the fiscal year ended September 30, 2019, the Contract Committee met twice. The Contract Committee performs the specific tasks assigned to independent trustees by the 1940 Act, including the periodic consideration of the Trust’s investment management agreements and subadvisory agreements.
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Risk Oversight
As registered investment companies, the Funds are subject to a variety of risks, including, among others, investment risks, financial risks, compliance risks, and operational risks. The Funds’ investment adviser and administrator, MML Advisers, and the Funds’ subadviser, T. Rowe Price, have primary responsibility for the Funds’ risk management on a day-to-day basis as part of their overall responsibilities. The Underlying Funds’ investment advisers or subadvisers are primarily responsible for managing investment risk as part of their day-to-day investment management responsibilities, as well as operational risks at their respective firms. The Funds’ investment adviser and Chief Compliance Officer also assist the Board in overseeing the significant investment policies of the Funds and monitor the various compliance policies and procedures approved by the Board as a part of its oversight responsibilities.
In discharging its oversight responsibilities, the Board considers risk management issues throughout the year by reviewing regular reports prepared by the Funds’ investment adviser and Chief Compliance Officer, as well as special written reports or presentations provided on a variety of risk issues, as needed. For example, the investment adviser reports to the Board quarterly on the investment performance of each of the Funds, the financial performance of the Funds, overall market and economic conditions, and legal and regulatory developments that may impact the Funds. The Funds’ Chief Compliance Officer, who reports directly to the Board’s Independent Trustees, provides presentations to the Board at its quarterly meetings and an annual report to the Board concerning (i) compliance matters relating to the Funds, the Funds’ investment adviser and subadviser, and the Underlying Funds’ advisers and subadvisers, and the Funds’ other key service providers; (ii) regulatory developments; (iii) business continuity programs; and (iv) various risks identified as part of the Funds’ compliance program assessments. The Funds’ Chief Compliance Officer also meets at least quarterly in executive session with the Independent Trustees, and communicates significant compliance-related issues and regulatory developments to the Audit Committee between Board meetings.
In addressing issues regarding the Funds’ risk management between meetings, appropriate representatives of the investment adviser communicate with the Chairperson of the Trust, the Chairperson of the Audit Committee, or the Funds’ Chief Compliance Officer. As appropriate, the Trustees confer among themselves, or with the Funds’ Chief Compliance Officer, the investment adviser, other service providers, and independent legal counsel, to identify and review risk management issues that may be placed on the full Board’s agenda.
The Board also relies on its committees to administer the Board’s oversight function. The Audit Committee assists the Board in reviewing with the investment adviser and the Funds’ independent auditors, at various times throughout the year, matters relating to the annual audits, financial accounting and reporting matters, and the internal control environment at the service providers that provide financial accounting and reporting for the Funds. The Audit Committee also meets annually with representatives of the investment adviser’s Corporate Audit Department to review the results of internal audits of relevance to the Funds. This and the Board’s other committees present reports to the Board that may prompt further discussion of issues concerning the oversight of the Funds’ risk management. The Board may also discuss particular risks that are not addressed in the committee process.
Share Ownership of Trustees and Officers of the Trust
The table below sets forth information regarding the Trustees’ beneficial ownership of Fund shares, based on the value of such shares as of December 31, 2019.
Name of Trustee	The Dollar Range of Equity Securities Beneficially Owned in the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees
Allan W. Blair	None	over $100,000
Nabil N. El-Hage	None	None
Maria D. Furman	None	None
R. Alan Hunter, Jr.	None	None
C. Ann Merrifield	None	None
Susan B. Sweeney	None	None
Interested Trustees
Teresa A. Hassara	None	None
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Name of Trustee	The Dollar Range of Equity Securities Beneficially Owned in the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Robert E. Joyal	None	None
The ownership information shown above does not include units of separate investment accounts that invest in one or more registered investment companies overseen by a Trustee in the family of investment companies held in a 401(k) plan or amounts held under a deferred compensation plan that are valued based on “shadow investments” in one or more such registered investment companies. As of December 31, 2019, these amounts were as follows: Mr. Blair, over $100,000; Mr. El-Hage, over $100,000; Ms. Furman, over $100,000; Ms. Hassara, None; Mr. Hunter, None; Mr. Joyal, over $100,000; Ms. Merrifield, None; and Ms. Sweeney, None.
As of January 3, 2020, the Trustees and officers of the Trust, individually and as a group, did not beneficially own outstanding shares of any of the Funds.
To the knowledge of the Trust, as of December 31, 2019, the Independent Trustees and their immediate family members did not own beneficially or of record securities of the investment adviser, subadviser(s), principal underwriter, or sponsoring insurance company of the Funds or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the investment adviser, subadviser(s), principal underwriter, or sponsoring insurance company of the Funds.
Trustee Compensation
Effective January 1, 2020, the Trust, on behalf of each Fund, pays each of its Trustees who is not an officer or employee of MassMutual a fee of $33,600 per quarter plus a fee of $5,120 per in-person meeting attended plus a fee of $5,120 for the annual Contract Committee meeting. The Chairperson of the Board is paid an additional 40% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. The Chairpersons of each of the Audit Committee and the Contract Committee are paid an additional 10% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. The Chairperson of the Nominating and Governance Committee is paid an additional 7% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. Such Trustees who serve on the Audit Committee, other than the Chairperson, are paid an additional 4% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. No additional fees are paid for attending any other committee meetings or any special telephonic meetings. In addition, the Trust reimburses out-of-pocket business travel expenses to such Trustees. Trustees who are officers or employees of MassMutual receive no fees from the Trust.
During 2019, the Trust, on behalf of each Fund, paid each of its Trustees who was not an officer or employee of MassMutual a fee of $28,975 per quarter plus a fee of $4,880 per in-person meeting attended plus a fee of $4,880 for the annual Contract Committee meeting. The Chairperson of the Board was paid an additional 40% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. The Chairpersons of each of the Audit Committee and the Contract Committee were paid an additional 10% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. The Chairperson of the Nominating and Governance Committee was paid an additional 7% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. Such Trustees who served on the Audit Committee, other than the Chairperson, were paid an additional 4% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. No additional fees were paid for attending any other committee meetings or any special telephonic meetings. In addition, the Trust reimbursed out-of-pocket business travel expenses to such Trustees. Trustees who were officers or employees of MassMutual received no fees from the Trust.
The following table discloses actual compensation paid to Trustees of the Trust during the 2019 fiscal year. The Trust has no pension or retirement plan, but does have a deferred compensation plan. The plan provides for amounts deferred prior to July 1, 2008, plus interest, to be credited a rate of interest of eight percent (8%). Amounts deferred after July 1, 2008, plus or minus earnings, are “shadow invested.” These amounts are valued based on changes in the values of one or more registered investment companies overseen by a Trustee.
Name of Trustee	Aggregate Compensation from the Trust	Deferred Compensation and Interest Accrued as part of Fund Expenses	Total Compensation from the Trust and Fund Complex Paid to Trustees
Allan W. Blair	$149,422	N/A	$250,415
Nabil N. El-Hage	$154,093	$(6,608)	$244,054
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Name of Trustee	Aggregate Compensation from the Trust	Deferred Compensation and Interest Accrued as part of Fund Expenses	Total Compensation from the Trust and Fund Complex Paid to Trustees
Maria D. Furman	$108,908	$36,307	$260,014
Teresa A. Hassara 1	$0	$0	$0
R. Alan Hunter, Jr.	$192,530	$14,561	$344,192
Robert E. Joyal	N/A	$198,882	$337,163
C. Ann Merrifield	$140,611	N/A	$235,640
Susan B. Sweeney	$148,952	N/A	$365,037

1
Ms. Hassara, as an employee of MassMutual, received no compensation for her role as a Trustee to the Trust.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
As of January 3, 2020, to the Trust’s knowledge, the following persons owned of record or beneficially 5% or more of the outstanding shares of the indicated classes of the Funds set forth below. Such ownership may be beneficially held by individuals or entities other than the owner listed. To the extent that any listed shareholder beneficially owns more than 25% of a Fund, it may be deemed to “control” such Fund within the meaning of the 1940 Act. The effect of such control may be to reduce the ability of other shareholders of the Fund to take actions requiring the affirmative vote of holders of a plurality or majority of the Fund’s shares without the approval of the controlling shareholder.
MassMutual Select T. Rowe Price Retirement Balanced Fund1
Class	Name and Address of Owner	Percent of Class
Class I	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	52.09%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	47.12%
Class M5	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	93.66%
	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	6.34%
Class M4	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	76.83%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	23.15%
Class M3	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	71.79%
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Class	Name and Address of Owner	Percent of Class
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	24.17%
MassMutual Select T. Rowe Price Retirement 2005 Fund2
Class	Name and Address of Owner	Percent of Class
Class I	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	51.80%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	42.50%
Class M5	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	51.97%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	48.03%
Class M4	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	62.53%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	34.68%
Class M3	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	69.79%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	30.21%
MassMutual Select T. Rowe Price Retirement 2010 Fund3
Class	Name and Address of Owner	Percent of Class
Class I	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	59.71%
	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	39.91%
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Class	Name and Address of Owner	Percent of Class
Class M5	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	88.05%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	11.95%
Class M4	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	67.44%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	30.69%
Class M3	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	88.57%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	11.43%
MassMutual Select T. Rowe Price Retirement 2015 Fund4
Class	Name and Address of Owner	Percent of Class
Class I	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	49.04%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	43.45%
Class M5	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	89.58%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	10.42%
Class M4	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	79.23%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	19.87%
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Class	Name and Address of Owner	Percent of Class
Class M3	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	60.00%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	37.11%
MassMutual Select T. Rowe Price Retirement 2020 Fund5
Class	Name and Address of Owner	Percent of Class
Class I	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	49.78%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	46.19%
Class M5	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	91.74%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	8.26%
Class M4	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	70.36%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	29.49%
Class M3	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	85.25%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	13.82%
MassMutual Select T. Rowe Price Retirement 2025 Fund6
Class	Name and Address of Owner	Percent of Class
Class I	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	48.83%
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Class	Name and Address of Owner	Percent of Class
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	45.54%
Class M5	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	87.29%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	12.71%
Class M4	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	71.20%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	25.68%
Class M3	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	61.86%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	35.58%
MassMutual Select T. Rowe Price Retirement 2030 Fund7
Class	Name and Address of Owner	Percent of Class
Class I	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	52.95%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	44.09%
Class M5	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	90.51%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	9.49%
Class M4	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	65.64%
B-55

Class	Name and Address of Owner	Percent of Class
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	33.98%
Class M3	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	77.56%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	20.34%
MassMutual Select T. Rowe Price Retirement 2035 Fund8
Class	Name and Address of Owner	Percent of Class
Class I	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	47.55%
	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	46.50%
Class M5	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	90.02%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	9.98%
Class M4	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	75.98%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	20.29%
Class M3	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	63.50%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	35.95%
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MassMutual Select T. Rowe Price Retirement 2040 Fund9
Class	Name and Address of Owner	Percent of Class
Class I	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	54.24%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	42.95%
Class M5	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	92.65%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	7.35%
Class M4	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	59.23%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	40.60%
Class M3	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	80.48%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	17.99%
MassMutual Select T. Rowe Price Retirement 2045 Fund10
Class	Name and Address of Owner	Percent of Class
Class I	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	51.99%
	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	44.29%
Class M5	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	92.74%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	7.26%
B-57

Class	Name and Address of Owner	Percent of Class
Class M4	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	69.70%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	23.64%
Class M3	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	68.32%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	30.34%
MassMutual Select T. Rowe Price Retirement 2050 Fund11
Class	Name and Address of Owner	Percent of Class
Class I	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	57.54%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	40.09%
Class M5	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	91.07%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	8.94%
Class M4	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	60.26%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	39.64%
Class M3	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	84.25%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	15.03%
B-58

MassMutual Select T. Rowe Price Retirement 2055 Fund12
Class	Name and Address of Owner	Percent of Class
Class I	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	53.24%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	43.45%
Class M5	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	93.85%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	6.15%
Class M4	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	75.36%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	23.63%
Class M3	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	70.88%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	28.51%
MassMutual Select T. Rowe Price Retirement 2060 Fund13
Class	Name and Address of Owner	Percent of Class
Class I	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	56.26%
	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	42.27%
Class M5	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	85.92%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	14.08%
B-59

Class	Name and Address of Owner	Percent of Class
Class M4	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	68.91%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	30.01%
Class M3	MassMutual 100 Bright Meadow Blvd. Enfield, CT 06082	52.95%
	Reliance Trust Company Mutual Omnibus PPL/SMF 1100 Abernathy Road Atlanta, GA 30328	46.41%

1
As of January 3, 2020, Reliance Trust Company, Mutual Omnibus PPL/SMF, 1100 Abernathy Road, Atlanta, GA 30328, owned 78.18% of MassMutual Select T. Rowe Price Retirement Balanced Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than Reliance Trust Company. Reliance Trust Company is organized under the laws of Delaware.

2
As of January 3, 2020, MassMutual, 100 Bright Meadow Blvd., Enfield, CT 06082, and Reliance Trust Company, Mutual Omnibus PPL/SMF, 1100 Abernathy Road, Atlanta, GA 30328, owned 54.21% and 42.62%, respectively, of MassMutual Select T. Rowe Price Retirement 2005 Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual and Reliance Trust Company. MassMutual is organized under the laws of Massachusetts and Reliance Trust Company is organized under the laws of Delaware.

3
As of January 3, 2020, MassMutual, 100 Bright Meadow Blvd., Enfield, CT 06082, and Reliance Trust Company, Mutual Omnibus PPL/SMF, 1100 Abernathy Road, Atlanta, GA 30328, owned 60.82% and 38.66%, respectively, of MassMutual Select T. Rowe Price Retirement 2010 Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual and Reliance Trust Company. MassMutual is organized under the laws of Massachusetts and Reliance Trust Company is organized under the laws of Delaware.

4
As of January 3, 2020, MassMutual, 100 Bright Meadow Blvd., Enfield, CT 06082, and Reliance Trust Company, Mutual Omnibus PPL/SMF, 1100 Abernathy Road, Atlanta, GA 30328, owned 68.82% and 27.59%, respectively, of MassMutual Select T. Rowe Price Retirement 2015 Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual and Reliance Trust Company. MassMutual is organized under the laws of Massachusetts and Reliance Trust Company is organized under the laws of Delaware.

5
As of January 3, 2020, MassMutual, 100 Bright Meadow Blvd., Enfield, CT 06082, and Reliance Trust Company, Mutual Omnibus PPL/SMF, 1100 Abernathy Road, Atlanta, GA 30328, owned 73.32% and 25.27%, respectively, of MassMutual Select T. Rowe Price Retirement 2020 Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual and Reliance Trust Company. MassMutual is organized under the laws of Massachusetts and Reliance Trust Company is organized under the laws of Delaware.

6
As of January 3, 2020, MassMutual, 100 Bright Meadow Blvd., Enfield, CT 06082, and Reliance Trust Company, Mutual Omnibus PPL/SMF, 1100 Abernathy Road, Atlanta, GA 30328, owned 66.09% and 30.82%, respectively, of MassMutual Select T. Rowe Price Retirement 2025 Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual and Reliance Trust Company. MassMutual is organized under the laws of Massachusetts and Reliance Trust Company is organized under the laws of Delaware.

7
As of January 3, 2020, MassMutual, 100 Bright Meadow Blvd., Enfield, CT 06082, and Reliance Trust Company,

B-60

Mutual Omnibus PPL/SMF, 1100 Abernathy Road, Atlanta, GA 30328, owned 73.09% and 25.75%, respectively, of MassMutual Select T. Rowe Price Retirement 2030 Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual and Reliance Trust Company. MassMutual is organized under the laws of Massachusetts and Reliance Trust Company is organized under the laws of Delaware.
8
As of January 3, 2020, MassMutual, 100 Bright Meadow Blvd., Enfield, CT 06082, and Reliance Trust Company, Mutual Omnibus PPL/SMF, 1100 Abernathy Road, Atlanta, GA 30328, owned 68.06% and 29.06%, respectively, of MassMutual Select T. Rowe Price Retirement 2035 Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual and Reliance Trust Company. MassMutual is organized under the laws of Massachusetts and Reliance Trust Company is organized under the laws of Delaware.

9
As of January 3, 2020, MassMutual, 100 Bright Meadow Blvd., Enfield, CT 06082, and Reliance Trust Company, Mutual Omnibus PPL/SMF, 1100 Abernathy Road, Atlanta, GA 30328, owned 73.91% and 25.15%, respectively, of MassMutual Select T. Rowe Price Retirement 2040 Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual and Reliance Trust Company. MassMutual is organized under the laws of Massachusetts and Reliance Trust Company is organized under the laws of Delaware.

10
As of January 3, 2020, MassMutual, 100 Bright Meadow Blvd., Enfield, CT 06082, and Reliance Trust Company, Mutual Omnibus PPL/SMF, 1100 Abernathy Road, Atlanta, GA 30328, owned 69.77% and 27.75%, respectively, of MassMutual Select T. Rowe Price Retirement 2045 Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual and Reliance Trust Company. MassMutual is organized under the laws of Massachusetts and Reliance Trust Company is organized under the laws of Delaware.

11
As of January 3, 2020, MassMutual, 100 Bright Meadow Blvd., Enfield, CT 06082, owned 76.15% of MassMutual Select T. Rowe Price Retirement 2050 Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.

12
As of January 3, 2020, MassMutual, 100 Bright Meadow Blvd., Enfield, CT 06082, owned 77.53% of MassMutual Select T. Rowe Price Retirement 2055 Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.

13
As of January 3, 2020, MassMutual, 100 Bright Meadow Blvd., Enfield, CT 06082, and Reliance Trust Company, Mutual Omnibus PPL/SMF, 1100 Abernathy Road, Atlanta, GA 30328, owned 60.96% and 38.12%, respectively, of MassMutual Select T. Rowe Price Retirement 2060 Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual and Reliance Trust Company. MassMutual is organized under the laws of Massachusetts and Reliance Trust Company is organized under the laws of Delaware.

INVESTMENT ADVISORY AND OTHER SERVICE AGREEMENTS
Investment Adviser
MML Advisers, a wholly-owned subsidiary of MassMutual, serves as investment adviser to each Fund pursuant to Investment Management Agreements with the Trust on behalf of the Funds (each, an “Advisory Agreement”). Under each Advisory Agreement, MML Advisers is obligated to provide for the management of each Fund’s portfolio of securities, subject to policies established by the Trustees of the Trust and in accordance with each Fund’s investment objective, policies, and restrictions as set forth herein and in the Prospectus, and has the right to select subadvisers to the Funds pursuant to an investment subadvisory agreement (the “Subadvisory Agreement”).
The Advisory Agreement with each Fund may be terminated by the Board or by MML Advisers without penalty: (i) at any time for cause or by agreement of the parties or (ii) by either party upon sixty days’ written notice to the other party. In addition, each Advisory Agreement automatically terminates if it is assigned or if its continuance is not specifically approved at least annually (after its initial 2 year period) by the Board or by the holders of a majority of the outstanding voting securities of the applicable Fund, and in either case by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. MML Advisers’ liability regarding its investment management obligations and duties is limited to situations involving its willful misfeasance, bad faith, gross negligence, or reckless disregard of such obligations and duties.
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MML Advisers also serves as investment adviser to: MassMutual Select Total Return Bond Fund, MassMutual Select Strategic Bond Fund, MassMutual Select BlackRock Global Allocation Fund, MassMutual Select Diversified Value Fund, MassMutual Select Fundamental Value Fund, MM S&P 500® Index Fund, MassMutual Select Equity Opportunities Fund, MassMutual Select Fundamental Growth Fund, MassMutual Select Blue Chip Growth Fund, MassMutual Select Growth Opportunities Fund, MassMutual Select Mid-Cap Value Fund, MassMutual Select Small Cap Value Equity Fund, MassMutual Select Small Company Value Fund, MM S&P® Mid Cap Index Fund, MM Russell 2000® Small Cap Index Fund, MassMutual Select Mid Cap Growth Fund, MassMutual Select Small Cap Growth Equity Fund, MM MSCI EAFE® International Index Fund, MassMutual Select Overseas Fund, MassMutual Select 20/80 Allocation Fund, MassMutual Select 40/60 Allocation Fund, MassMutual Select 60/40 Allocation Fund, MassMutual Select 80/20 Allocation Fund, MassMutual RetireSMARTSM by JPMorgan In Retirement Fund, MassMutual RetireSMARTSM by JPMorgan 2020 Fund, MassMutual RetireSMARTSM by JPMorgan 2025 Fund, MassMutual RetireSMARTSM by JPMorgan 2030 Fund, MassMutual RetireSMARTSM by JPMorgan 2035 Fund, MassMutual RetireSMARTSM by JPMorgan 2040 Fund, MassMutual RetireSMARTSM by JPMorgan 2045 Fund, MassMutual RetireSMARTSM by JPMorgan 2050 Fund, MassMutual RetireSMARTSM by JPMorgan 2055 Fund, MassMutual RetireSMARTSM by JPMorgan 2060 Fund, MM Select Equity Asset Fund, MassMutual Select T. Rowe Price Bond Asset Fund, MassMutual Select T. Rowe Price Emerging Markets Bond Fund, MassMutual Select T. Rowe Price Large Cap Blend Fund, MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, MassMutual Select T. Rowe Price Real Assets Fund, MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, and MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund, which are series of the Trust; MassMutual Premier U.S. Government Money Market Fund, MassMutual Premier Short-Duration Bond Fund, MassMutual Premier Inflation-Protected and Income Fund, MassMutual Premier Core Bond Fund, MassMutual Premier Diversified Bond Fund, MassMutual Premier High Yield Fund, MassMutual Premier Balanced Fund, MassMutual Premier Disciplined Value Fund, MassMutual Premier Main Street Fund, MassMutual Premier Disciplined Growth Fund, MassMutual Premier Small Cap Opportunities Fund, MassMutual Premier Global Fund, MassMutual Premier International Equity Fund, and MassMutual Premier Strategic Emerging Markets Fund, which are series of MassMutual Premier Funds, an open-end management investment company; MML Aggressive Allocation Fund, MML American Funds Core Allocation Fund, MML American Funds Growth Fund, MML American Funds International Fund, MML Balanced Allocation Fund, MML Blue Chip Growth Fund, MML Conservative Allocation Fund, MML Equity Income Fund, MML Equity Index Fund, MML Focused Equity Fund, MML Foreign Fund, MML Fundamental Growth Fund, MML Fundamental Value Fund, MML Global Fund, MML Growth Allocation Fund, MML Growth & Income Fund, MML Income & Growth Fund, MML International Equity Fund, MML Large Cap Growth Fund, MML Managed Volatility Fund, MML Mid Cap Growth Fund, MML Mid Cap Value Fund, MML Moderate Allocation Fund, MML Small Cap Growth Equity Fund, MML Small Company Value Fund, MML Small/Mid Cap Value Fund, and MML Total Return Bond Fund, which are series of MML Series Investment Fund, an open-end management investment company; MML Asset Momentum Fund, MML Blend Fund, MML Dynamic Bond Fund, MML Equity Fund, MML Equity Rotation Fund, MML High Yield Fund, MML Inflation-Protected and Income Fund, MML Managed Bond Fund, MML Short-Duration Bond Fund, MML Small Cap Equity Fund, MML Special Situations Fund, MML Strategic Emerging Markets Fund, and MML U.S. Government Money Market Fund, which are series of MML Series Investment Fund II, an open-end management investment company; certain wholly-owned subsidiaries of MassMutual; and various employee benefit plans and separate investment accounts in which employee benefit plans invest.
No fees will be payable by the Trust, on behalf of the Funds, to MML Advisers.
Unaffiliated Subadviser
T. Rowe Price
MML Advisers has entered into Subadvisory Agreements with T. Rowe Price pursuant to which T. Rowe Price serves as a subadviser for each Fund. These agreements provide that T. Rowe Price manage the investment and reinvestment of assets of the Funds. T. Rowe Price is located at 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company.
T. Rowe Price also provides subadvisory services for the MassMutual Select Diversified Value Fund, MassMutual Select Equity Opportunities Fund, MassMutual Select Blue Chip Growth Fund, MassMutual Select Mid Cap Growth Fund, MassMutual Select T. Rowe Price International Equity Fund, MassMutual Select T. Rowe Price Bond Asset Fund, MassMutual Select T. Rowe Price Emerging Markets Bond Fund, MassMutual Select T. Rowe Price Large Cap Blend Fund, MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, MassMutual Select T. Rowe Price Real Assets Fund, MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, and MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund, each of which is a series of the Trust, for the MML Blue Chip Growth Fund,
B-62

MML Equity Income Fund, MML Mid Cap Growth Fund, and MML Small Company Value Fund, each of which is a series of MML Series Investment Fund, a registered, open-end investment company for which MML Advisers serves as investment adviser, and for the MML Equity Fund, which is a series of MML Series Investment Fund II, a registered, open-end investment company for which MML Advisers serves as investment adviser.
Information about each portfolio manager’s compensation, other accounts managed by the portfolio managers, and each portfolio manager’s ownership of securities in the relevant Fund can be found in Appendix C.
Administrator, Sub-Administrators, and Shareholder Servicing Agent
MML Advisers has entered into an administrative and shareholder services agreement (the “Administrative and Shareholder Services Agreement”) with the Trust, on behalf of each Fund, pursuant to which MML Advisers is obligated to provide certain administrative and shareholder services. MML Advisers may, at its expense, employ others to supply all or any part of the services to be provided to the Funds pursuant to the Administrative and Shareholder Services Agreement. MML Advisers has entered into sub-administration agreements with both State Street and MassMutual pursuant to which State Street and MassMutual each assist in many aspects of fund administration. Pursuant to a letter agreement between the Trust, MML Advisers, and State Street, the Trust has agreed to pay State Street for the services it provides pursuant to the sub-administration agreement with MML Advisers, although MML Advisers remains ultimately responsible for the payment of any such fees owed to State Street. The Trust, on behalf of each Fund, pays MML Advisers an administrative services fee monthly at an annual rate based upon the average daily net assets of the applicable class of shares of each Fund as shown in the table below:
	Class I	Class M5	Class M4	Class M3
MM Select T. Rowe Price Retirement 2005 Fund	None	0.15%	0.15%	0.15%
MM Select T. Rowe Price Retirement 2010 Fund	None	0.15%	0.15%	0.15%
MM Select T. Rowe Price Retirement 2015 Fund	None	0.15%	0.15%	0.15%
MM Select T. Rowe Price Retirement 2020 Fund	None	0.15%	0.15%	0.15%
MM Select T. Rowe Price Retirement 2025 Fund	None	0.15%	0.15%	0.15%
MM Select T. Rowe Price Retirement 2030 Fund	None	0.15%	0.15%	0.15%
MM Select T. Rowe Price Retirement 2035 Fund	None	0.15%	0.15%	0.15%
MM Select T. Rowe Price Retirement 2040 Fund	None	0.15%	0.15%	0.15%
MM Select T. Rowe Price Retirement 2045 Fund	None	0.15%	0.15%	0.15%
MM Select T. Rowe Price Retirement 2050 Fund	None	0.15%	0.15%	0.15%
MM Select T. Rowe Price Retirement 2055 Fund	None	0.15%	0.15%	0.15%
MM Select T. Rowe Price Retirement 2060 Fund	None	0.15%	0.15%	0.15%
MM Select T. Rowe Price Retirement Balanced Fund	None	0.15%	0.15%	0.15%
Pursuant to the Advisory Agreements and Administrative and Shareholder Services Agreement described above, for the fiscal years ended September 30, 2019 and September 30, 2018, the amount of advisory fees paid by each Fund, the amount of administrative fees paid by each Fund, and the amount of any fees reimbursed by MML Advisers are as follows:
	Fiscal Year Ended September 30, 2019
	Advisory Fees Paid	Administrative Fees Paid	Other Expenses Reimbursed
MM Select T. Rowe Price Retirement Balanced Fund 1	$—	$87,504	$(182,532)
MM Select T. Rowe Price Retirement 2005 Fund 2	$—	$17,167	$(181,755)
MM Select T. Rowe Price Retirement 2010 Fund 2	$—	$102,072	$(193,244)
MM Select T. Rowe Price Retirement 2015 Fund 3	$—	$110,230	$(191,781)
MM Select T. Rowe Price Retirement 2020 Fund 4	$—	$685,440	$(195,313)
MM Select T. Rowe Price Retirement 2025 Fund 5	$—	$407,682	$(204,011)
MM Select T. Rowe Price Retirement 2030 Fund 6	$—	$1,139,957	$(270,023)
MM Select T. Rowe Price Retirement 2035 Fund 7	$—	$381,685	$(195,385)
MM Select T. Rowe Price Retirement 2040 Fund 8	$—	$854,067	$(208,782)
MM Select T. Rowe Price Retirement 2045 Fund 8	$—	$293,614	$(216,760)
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	Fiscal Year Ended September 30, 2019
	Advisory Fees Paid	Administrative Fees Paid	Other Expenses Reimbursed
MM Select T. Rowe Price Retirement 2050 Fund 8	$—	$517,449	$(242,049)
MM Select T. Rowe Price Retirement 2055 Fund 8	$—	$152,608	$(198,074)
MM Select T. Rowe Price Retirement 2060 Fund 8	$—	$20,835	$(181,779)

1
Effective October 18, 2018, the expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) through September 30, 2019, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.34%, 0.49%, 0.74%, and 0.99% for Classes I, M5, M4, and M3, respectively. The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) through October 17, 2018 to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.00%, 0.15%, 0.40%, and 0.65% for Classes I, M5, M4, and M3, respectively.

2
Effective October 18, 2018, the expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) through September 30, 2019, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.38%, 0.53%, 0.78%, and 1.03% for Classes I, M5, M4, and M3, respectively. The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) through October 17, 2018 to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.00%, 0.15%, 0.40%, and 0.65% for Classes I, M5, M4, and M3, respectively.

3
Effective October 18, 2018, the expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) through September 30, 2019, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.41%, 0.56%, 0.81%, and 1.06% for Classes I, M5, M4, and M3, respectively. The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) through October 17, 2018 to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.00%, 0.15%, 0.40%, and 0.65% for Classes I, M5, M4, and M3, respectively.

4
Effective October 18, 2018, the expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) through September 30, 2019, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.45%, 0.60%, 0.85%, and 1.10% for Classes I, M5, M4, and M3, respectively. The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) through October 17, 2018 to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.00%, 0.15%, 0.40%, and 0.65% for Classes I, M5, M4, and M3, respectively.

5
Effective October 18, 2018, the expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and

B-64

shareholder meeting expenses) through September 30, 2019, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.48%, 0.63%, 0.88%, and 1.13% for Classes I, M5, M4, and M3, respectively. The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) through October 17, 2018 to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.00%, 0.15%, 0.40%, and 0.65% for Classes I, M5, M4, and M3, respectively.
6
Effective October 18, 2018, the expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) through September 30, 2019, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.51%, 0.66%, 0.91%, and 1.16% for Classes I, M5, M4, and M3, respectively. The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) through October 17, 2018 to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.00%, 0.15%, 0.40%, and 0.65% for Classes I, M5, M4, and M3, respectively.

7
Effective October 18, 2018, the expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) through September 30, 2019, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.54%, 0.69%, 0.94%, and 1.19% for Classes I, M5, M4, and M3, respectively. The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) through October 17, 2018 to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.00%, 0.15%, 0.40%, and 0.65% for Classes I, M5, M4, and M3, respectively.

8
Effective October 18, 2018, the expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) through September 30, 2019, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.56%, 0.71%, 0.96%, and 1.21% for Classes I, M5, M4, and M3, respectively. The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) through October 17, 2018 to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.00%, 0.15%, 0.40%, and 0.65% for Classes I, M5, M4, and M3, respectively.

	Fiscal Year Ended September 30, 2018
	Advisory Fees Paid	Administrative Fees Paid	Other Expenses Reimbursed
MM Select T. Rowe Price Retirement Balanced Fund 1, 2	$—	$42,507	$(123,646)
MM Select T. Rowe Price Retirement 2005 Fund 1, 2	—	6,113	(119,651)
MM Select T. Rowe Price Retirement 2010 Fund 1, 2	—	61,327	(125,979)
MM Select T. Rowe Price Retirement 2015 Fund 1, 2	—	40,964	(124,356)
MM Select T. Rowe Price Retirement 2020 Fund 1, 2	—	395,674	(161,852)
MM Select T. Rowe Price Retirement 2025 Fund 1, 2	—	189,603	(140,090)
MM Select T. Rowe Price Retirement 2030 Fund 1, 2	—	597,291	(181,405)
MM Select T. Rowe Price Retirement 2035 Fund 1, 2	—	174,322	(137,323)
MM Select T. Rowe Price Retirement 2040 Fund 1, 2	—	444,014	(164,875)
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	Fiscal Year Ended September 30, 2018
	Advisory Fees Paid	Administrative Fees Paid	Other Expenses Reimbursed
MM Select T. Rowe Price Retirement 2045 Fund 1, 2	—	145,673	(134,107)
MM Select T. Rowe Price Retirement 2050 Fund 1, 2	—	257,407	(144,869)
MM Select T. Rowe Price Retirement 2055 Fund 1, 2	—	73,569	(126,360)
MM Select T. Rowe Price Retirement 2060 Fund 1, 2	—	6,458	(119,701)

1
Commenced operations on February 16, 2018.

2
The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) through September 30, 2018, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.00%, 0.15%, 0.40%, and 0.65% for Classes I, M5, M4, and M3, respectively.

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THE DISTRIBUTOR
The Funds’ shares are continuously distributed by MML Distributors, LLC (the “Distributor”), located at 100 Bright Meadow Blvd., Enfield, Connecticut 06082-1981, pursuant to a Principal Underwriter Agreement with the Trust dated as of February 6, 2006, as amended (the “Distribution Agreement”). The Distributor pays commissions to its selling dealers as well as the costs of printing and mailing prospectuses to potential investors and of any advertising incurred by it in connection with distribution of shares of the Funds. The Distributor is a wholly-owned subsidiary of MassMutual.
The Distributor has agreed to use reasonable efforts to sell shares of the Funds but has not agreed to sell any specific number of shares of the Funds. The Distributor’s compensation for serving as such is the amounts received by it from time to time under the Funds’ Amended and Restated Rule 12b-1 plan.
Shares of each Fund may be purchased through agents of the Distributor who are registered representatives and licensed by the Distributor to sell Fund shares, and through registered representatives of selected broker-dealers which are members of FINRA and which have entered into selling agreements with the Distributor. The Distributor may reallow up to 100% of any sales load on shares sold by dealers with whom it has sales agreements. Broker-dealers with which the Distributor has entered into selling agreements may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to such customers by each individual broker-dealer.
The Distribution Agreement continued in effect for an initial two-year period, and thereafter continues in effect so long as such continuance is approved at least annually (i) by the vote of a majority of the Trustees or by a vote of a majority of the shares of the Trust; and (ii) by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any such person, cast in person at a meeting called for the purpose of voting on such approval.
CLASS M4 AND CLASS M3 DISTRIBUTION AND SERVICE PLAN
The Trust has adopted, with respect to the Class M4 and Class M3 shares of each Fund, an Amended and Restated Rule 12b-1 Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan, by vote cast in person at a meeting called for the purpose of voting on the Plan, approved the Plan on September 14, 2017 for each Fund and share class.
Continuance of the Plan is subject to annual approval by a vote of the Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for that purpose. All material amendments to the Plan must be likewise approved by the Trustees and the Independent Trustees. The Plan may not be amended in order to increase materially the costs which a Fund may bear for distribution pursuant to the Plan without also being approved by a majority of the outstanding voting securities of the relevant class of the Fund. The Plan terminates automatically in the event of its assignment and may be terminated without penalty, at any time, by a vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the relevant class of the Fund. The Plan provides that the Distributor shall provide to the Trustees, and the Board shall review at least quarterly, a written report of the amounts expended and the purposes for which such expenditures were made.
The Plan is a compensation plan, authorizing payments to the Distributor up to the following annual rates: Class M4 shares — 0.25% of the average daily net assets of the class; Class M3 shares — 0.50% of the average daily net assets of the class. A Fund may make payments under the Plan to compensate the Distributor for services provided and expenses incurred by it for purposes of promoting the sale of the relevant class of shares, reducing redemptions of shares, or maintaining or improving services provided to shareholders.
The following table discloses the 12b-1 fees paid in the fiscal year ending September 30, 2019 by the Trust under its 12b-1 plan for Class M4 and Class M3 shares of the Funds:
	Class M4 12b-1 Servicing Fees	Class M3 12b-1 Servicing Fees	Class M3 12b-1 Distribution Fees
MM Select T. Rowe Price Retirement Balanced Fund	$39,030	$17,846	$17,846
MM Select T. Rowe Price Retirement 2005 Fund	6,332	2,870	2,870
MM Select T. Rowe Price Retirement 2010 Fund	57,317	35,713	35,713
MM Select T. Rowe Price Retirement 2015 Fund	33,979	21,815	21,815
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	Class M4 12b-1 Servicing Fees	Class M3 12b-1 Servicing Fees	Class M3 12b-1 Distribution Fees
MM Select T. Rowe Price Retirement 2020 Fund	356,403	185,426	185,426
MM Select T. Rowe Price Retirement 2025 Fund	177,140	138,148	138,148
MM Select T. Rowe Price Retirement 2030 Fund	574,758	311,538	311,538
MM Select T. Rowe Price Retirement 2035 Fund	146,491	137,228	137,228
MM Select T. Rowe Price Retirement 2040 Fund	423,454	218,379	218,379
MM Select T. Rowe Price Retirement 2045 Fund	114,112	102,038	102,038
MM Select T. Rowe Price Retirement 2050 Fund	236,549	119,252	119,252
MM Select T. Rowe Price Retirement 2055 Fund	52,559	41,192	41,192
MM Select T. Rowe Price Retirement 2060 Fund	14,653	6,996	6,996
	$2,232,777	$1,338,441	$1,338,441

For the fiscal year ending September 30, 2019, the Distributor paid to MassMutual the 12b-1 fees and MassMutual retained at least approximately 96% of the 12b-1 fees it received as compensation for recordkeeping services provided by MassMutual to retirement and other employee benefit plans, as agreed between MassMutual and those plans. MassMutual paid the remainder, as agent of the Distributor, to various unaffiliated financial intermediaries as compensation for distribution services and/or shareholder services provided by them.
PAYMENTS TO FINANCIAL INTERMEDIARIES
The Distributor and MassMutual may pay ongoing compensation to financial intermediaries for distribution services and/or shareholder account services they provide. The compensation paid by the Distributor to a financial intermediary may be paid continually over time, during the period when the intermediary’s clients hold investments in the Funds. Shareholder account services provided by a financial intermediary may include, for example, acting, directly or through an agent, as the shareholder and nominee for the intermediary’s clients or employee benefit plan participants; maintaining account records for each client or plan participant that beneficially owns the applicable class of shares; processing orders to purchase, redeem and exchange the applicable class of shares on behalf of clients or plan participants, and handling the transmission of funds representing the purchase price or redemption proceeds; and addressing client or plan participant questions regarding their accounts and the Funds.
The amount of continuing compensation paid to different financial intermediaries varies. In most cases, compensation for distribution services is paid at an annual rate from 0.25% to 0.50% of the value of the financial intermediary’s clients’ investments in the Funds; compensation for shareholder account services is paid at an annual rate from 0.10% to 0.35% of the value of the financial intermediary’s clients’ investment in the Funds. Variations in the amounts paid may, but will not necessarily, reflect enhanced or additional services provided by the intermediary. Payments by a Fund for distribution services will be paid only out of amounts under a Rule 12b-1 Plan.
Shares may be purchased by retirement plans and other employee benefit plans to which MassMutual provides recordkeeping and related services. MassMutual, out of its own assets, may make payments to broker-dealers and other financial intermediaries that provide marketing support and other services relating to the insurance or retirement products through which such plans may invest in the Funds.
MML Advisers, or an affiliate, may make payments, out of its own assets, to securities dealers and other firms that enter into agreements providing the Distributor with access to representatives of those firms for the sale of shares of the Funds or with other marketing or administrative services with respect to the Funds. These payments may be a specific dollar amount, may be based on the number of customer accounts maintained by a firm, or may be based on a percentage of the value of shares of the Funds sold to, or held by, customers of the firm. As of September 30, 2019, the following member firms of FINRA have arrangements in effect with the Distributor pursuant to which the firms are entitled to a revenue sharing payment.
Ameriprise Financial Services, Inc.
Commonwealth Financial Network
GRP Advisor Alliance
LPL Financial LLC
Merrill Lynch, Pierce, Fenner & Smith Inc.
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Resources Investment Advisors, LLC
Retirement Plan Advisory Group
Strategic Retirement Partners, LLC
CUSTODIAN, DIVIDEND DISBURSING AGENT, AND TRANSFER AGENT
State Street, located at 1 Iron Street, Boston, Massachusetts 02210, is the custodian of each Fund’s investments (the “Custodian”) and is the Funds’ transfer agent and dividend disbursing agent (the “Transfer Agent”). As custodian, State Street has custody of the Funds’ securities and maintains certain financial and accounting books and records. As Custodian and Transfer Agent, State Street does not assist in, and is not responsible for, the investment decisions and policies of the Funds.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP, located at 200 Berkeley Street, Boston, Massachusetts 02116, is the Trust’s independent registered public accounting firm. Deloitte & Touche LLP provides audit and related services, tax return review, and assistance in connection with various SEC filings.
CODES OF ETHICS
The Trust, MML Advisers, the Distributor, and T. Rowe Price have each adopted a code of ethics (the “Codes of Ethics”) pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940, as amended. The Codes of Ethics permit Fund personnel to invest in securities, including securities that may be purchased or held by a Fund, for their own accounts, but require compliance with various pre-clearance requirements (with certain exceptions). The Codes of Ethics are on public file with, and are available from, the SEC.
PORTFOLIO TRANSACTIONS AND BROKERAGE
All orders for the purchase or sale of portfolio securities for the Funds (normally, shares of Underlying Funds) are placed on behalf of each Fund by T. Rowe Price, pursuant to authority contained in each Fund’s Subadvisory Agreement. A Fund will not incur any commissions or sales charges when it invests in Underlying Funds.
DESCRIPTION OF SHARES
The Trust, an open-end, management investment company, is organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust dated May 28, 1993 which was amended and restated as of November 21, 2011. A copy of the Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts. The fiscal year for each Fund ends on September 30.
The Declaration of Trust permits the Trustees, without shareholder approval, to issue an unlimited number of shares and divide those shares into an unlimited number of series of shares, representing separate investment portfolios with rights determined by the Trustees. Shares of the Funds are transferable and have no preemptive, subscription, or conversion rights. Shares of the Funds are entitled to dividends as declared by the Trustees. In the event of liquidation of a Fund, the Trustees would distribute, after paying or otherwise providing for all charges, taxes, expenses, and liabilities belonging to the Fund, the remaining assets belonging to the Fund among the holders of outstanding shares of the Fund. The Trustees have currently authorized the issuance of an unlimited number of full and fractional shares of 55 series, 13 of which are described in this SAI.
The Trustees may divide the shares of any series into two or more classes having such preferences or special or relative rights and privileges as the Trustees may determine, without obtaining shareholder approval. The Trustees have currently authorized the establishment and designation of 10 classes of shares, between one and seven classes of shares for each series of the Trust: Class I Shares, Class R5 Shares, Service Class Shares, Administrative Class Shares, Class A Shares, Class R4 Shares, Class R3 Shares, Class M5 Shares, Class M4 Shares, and Class M3 Shares. Currently, only Class I Shares, are offered by the MM Select Bond and Income Asset Fund, MM Select Equity Asset Fund, MassMutual Select T. Rowe Price Large Cap Blend Fund, MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, MassMutual Select T. Rowe Price International Equity Fund, MassMutual Select T. Rowe Price Real Assets Fund, MassMutual Select T. Rowe Price Bond Asset Fund, MassMutual Select T. Rowe Price Emerging Markets Bond Fund, MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, and MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund. Currently, only Class I Shares, Class M5 Shares, Class M4 Shares, and Class M3 Shares are offered by the MassMutual Select T. Rowe Price Retirement Funds. Class I Shares, Class R5 Shares, Service Class Shares, Administrative
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Class Shares, Class A Shares, Class R4 Shares, and Class R3 Shares are offered by all other series of the Trust. All shares of a particular class of each series represent an equal proportionate interest in the assets and liabilities belonging to that series allocable to that class.
The Trustees may also, without shareholder approval, combine two or more existing series (or classes) into a single series (or class).
The Declaration of Trust provides for the perpetual existence of the Trust. The Declaration of Trust, however, provides that the Trust may be terminated at any time by vote of at least 50% of the shares of each series entitled to vote and voting separately by series or by the Trustees by written notice to the shareholders. Any series of the Trust may be terminated by vote of at least 50% of shareholders of that series or by the Trustees by written notice to the shareholders of that series.
Shares of the Funds entitle their holders to one vote per share, with fractional shares voting proportionally, in the election of Trustees and on other matters submitted to the vote of shareholders. On any matter submitted to a vote of shareholders, all shares of the Trust then entitled to vote shall, except as otherwise provided in the Declaration of Trust or the Bylaws, be voted in the aggregate as a single class without regard to series or class, except that: (i) when required by the 1940 Act or when the Trustees shall have determined that the matter affects one or more series or classes materially differently, shares will be voted by individual series or class; and (ii) when the Trustees have determined that the matter affects only the interests of one or more series or classes, then only shareholders of such series or classes shall be entitled to vote thereon. A separate vote will be taken by the applicable Fund on matters affecting the particular Fund, as determined by the Trustees. For example, a change in a fundamental investment policy for a particular Fund would be voted upon only by shareholders of that Fund. In addition, a separate vote will be taken by the applicable class of a Fund on matters affecting the particular class, as determined by the Trustees. For example, the adoption of a distribution plan relating to a particular class and requiring shareholder approval would be voted upon only by shareholders of that class. Shares of each Fund have noncumulative voting rights with respect to the election of trustees.
The Trust is not required to hold annual meetings of its shareholders. However, special meetings of the shareholders may be called for the purpose of electing Trustees and for such other purposes as may be prescribed by law, by the Declaration of Trust, or by the Bylaws. There will normally be no meetings of shareholders for the purpose of electing Trustees except that the Trust will hold a shareholders’ meeting as required by applicable law or regulation.
The Declaration of Trust may be amended by the Trustees without a shareholder vote, except to the extent a shareholder vote is required by applicable law, the Declaration of Trust or the Bylaws, or as the Trustees may otherwise determine.
Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims liability of the shareholders, Trustees, or officers for acts or obligations of the Trust, which are binding only on the assets and property of the Trust, and require that notice of such disclaimer be given in each note, bond, contract, instrument, certificate, or undertaking made or issued on behalf of the Trust by the Trustees or officers. In addition, the Declaration of Trust provides that shareholders of a Fund are entitled to indemnification out of the assets of their Fund to the extent that they are held personally liable for the obligations of their Fund solely by reason of being or having been a shareholder. Thus, the risk of a shareholder of a Fund incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and his or her Fund is unable to meet its obligations.
The Declaration of Trust also permits the Trustees to charge shareholders directly for custodial, transfer agency, and servicing expenses, but the Trustees have no present intention to charge shareholders directly for such expenses.
The Declaration of Trust further provides that a Trustee will not be personally liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of his or her own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. The Declaration of Trust also provides for indemnification of each of its Trustees and officers, except that such Trustees and officers may not be indemnified against any liability to the Trust or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.
REDEMPTION OF SHARES
With respect to each Fund, the Trustees may suspend the right of redemption, postpone the date of payment, or suspend the determination of NAV: (a) for any period during which the NYSE is closed (other than for customary weekend and holiday closing); (b) for any period during which trading in the markets the Fund normally uses is, as determined by
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the SEC, restricted; (c) when an emergency exists as determined by the SEC so that disposal of the Fund’s investments or a determination of its NAV is not reasonably practicable; or (d) for such other periods as the SEC by order may permit for the protection of the Trust’s shareholders. Under normal circumstances, each Fund expects to meet redemption requests by using cash or cash equivalents in its portfolio and/or selling portfolio assets to generate cash. Under stressed market conditions, a Fund may pay redemption proceeds using cash obtained through borrowing arrangements that may be available from time to time. To the extent consistent with applicable laws and regulations, the Funds reserve the right to satisfy all or a portion of a redemption request by distributing securities or other property in lieu of cash (“in-kind” redemptions), under both normal and stressed market conditions. In-kind redemptions are typically used to meet redemption requests that represent a large percentage of the Fund’s net assets in order to minimize the effect of the large redemption on the Fund and its remaining shareholders. Some Funds may be limited in their ability to use assets other than cash to meet redemption requests due to restrictions on ownership of their portfolio assets. Any in-kind redemption will be effected through a distribution of all publicly traded portfolio securities or securities for which quoted bid prices are available, subject to certain exceptions. The securities distributed in an in-kind redemption will be valued in the same manner as they are valued for purposes of computing the Fund’s NAV. These securities are subject to market risk until they are sold and may increase or decrease in value prior to converting them into cash. You may incur brokerage and other transaction costs, and could incur a taxable gain or loss for income tax purposes when converting the securities to cash.
While the Trust’s Declaration of Trust would permit it to redeem shares in cash or other assets of the Fund or both, the Trust has filed an irrevocable election with the SEC to pay in cash all requests for redemption received from any shareholder if the aggregate amount of such requests in any 90-day period does not exceed the lesser of  $250,000 or 1% of a Fund’s net assets.
VALUATION OF PORTFOLIO SECURITIES
The NAV of each Fund’s shares is determined once daily as of the close of regular trading on the NYSE, on each day the NYSE is open for trading (a “business day”). The NYSE normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days. If the NYSE is scheduled to close early, the business day will be considered to end as of the time of the NYSE’s scheduled close. A Fund will not treat an intraday disruption in NYSE trading or other event that causes an unscheduled closing of the NYSE as a close of business of the NYSE for these purposes and will instead fair value securities in accordance with procedures approved annually by the Board, and under the general oversight of the Board. The NYSE currently is not open for trading on New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Each Fund calculates the NAV of each of its classes of shares by dividing the total value of the assets attributable to that class, less the liabilities attributable to that class, by the number of shares of that class that are outstanding. On holidays and other days when the NYSE is closed, each Fund’s NAV generally is not calculated and the Funds do not anticipate accepting buy or sell orders. However, the value of each Fund’s assets may still be affected on such days to the extent that an Underlying Fund holds foreign securities that trade on days that foreign securities markets are open.
The NAV of each Fund is based upon the NAVs of its corresponding Underlying Funds. Shares of the Underlying Funds are valued at their closing NAVs as reported on each business day.
Certain Underlying Funds may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the values of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next business day.
The prospectuses and SAIs for the Underlying Funds explain the valuation methods for the Underlying Funds, including the circumstances under which the Underlying Funds. may use fair value pricing and the effects of doing so. Such prospectuses and SAIs are available on the SEC EDGAR database on its Internet site at http://www.sec.gov.
The proceeds received by each Fund for each issue or sale of its shares, all net investment income, and realized and unrealized gain will be specifically allocated to such Fund and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the Trust’s books of account, and will be charged with the liabilities in respect of such Fund and with a share of the general liabilities of the Trust. Expenses with respect to any two or more Funds are to be allocated in proportion to the NAVs of the respective Funds except where allocations of direct expenses can otherwise be fairly made. Each class of shares of a Fund will be charged with liabilities directly attributable to such class, and other Fund expenses will be allocated in proportion to the NAVs of the respective classes.
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TAXATION
Taxation of the Funds: In General
Each Fund has elected and intends to qualify each year to be treated as a regulated investment company under Subchapter M of the Code. In order to qualify as a regulated investment company, a Fund must, among other things:
(a)
derive at least 90% of its gross income for each taxable year from:

(i)
dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, and other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; and

(ii)
net income derived from interests in “qualified publicly traded partnerships” (as defined below);

(b)
distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and its net tax-exempt income, if any, for such year in a manner qualifying for the dividends-paid deduction; and

(c)
diversify its holdings so that, at the close of each quarter of its taxable year:

(i)
at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer; and

(ii)
not more than 25% of the value of its total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, (x) in the securities of any one issuer or two or more issuers which the Fund controls and that are engaged in the same, similar, or related trades or businesses (other than U.S. Government securities), or (y) in the securities of one or more qualified publicly traded partnerships (as defined below).

For purposes of the 90% gross income requirement described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the regulated investment company. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” will be treated as qualifying income. A “qualified publicly traded partnership” is a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i). In general, such entities will be treated as partnerships for U.S. federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2). Certain of a Fund’s investments in MLPs and ETFs, if any, may qualify as interests in qualified publicly traded partnerships, as described further below. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.
For purposes of the diversification test in (c) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also for purposes of the diversification test in (c) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to identification of the issuer for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test in (c) above.
The 90% gross income requirement described in (a) above and the diversification test described in (c) above may limit the extent to which a Fund can engage in certain derivative transactions, as well as the extent to which it can invest in commodities, commodities-related investments, and MLPs.
In general, if a Fund qualifies as a regulated investment company that is accorded special tax treatment, that Fund will not be subject to U.S. federal income tax on income or gains distributed in a timely manner to its shareholders in the form of dividends (including capital gain dividends). As long as a Fund qualifies as a regulated investment company, the Fund under present law will not be subject to any excise or income taxes imposed by Massachusetts.
If a Fund were to fail to meet the income, diversification or distribution test described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions, or disposing
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of certain assets. If a Fund were ineligible to or otherwise did not cure such failure for any year, or if a Fund were otherwise to fail to qualify as a regulated investment company in any taxable year, that Fund would be subject to tax on its taxable income at corporate rates. In addition, all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders or possibly to be treated as qualified dividend income to shareholders taxed as individuals. Finally, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a regulated investment company.
Each Fund seeks to achieve its investment objectives by investing substantially all of its assets in one or more Underlying Funds that have elected to be treated and intend to qualify and be eligible each year to be treated as regulated investment companies. Whether a Fund meets the asset diversification test described above will thus depend in part on whether the Underlying Funds in which it invests meet each of the income, asset diversification, and distribution tests. If an Underlying Fund were to fail to meet any such test and were ineligible to or otherwise were not to cure such failure, the corresponding Fund might as a result itself fail to meet the asset diversification test and might be ineligible or unable to or might otherwise not cure such failure. The remainder of this “Taxation” section assumes that each Underlying Fund has elected and will qualify and be eligible each year to be treated as a regulated investment company.
Each Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), its net tax-exempt income (if any), and net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards). Investment company taxable income or net capital gain that is retained by a Fund will be subject to tax at regular corporate rates. However, a Fund may designate any retained net capital gain amount as undistributed capital gains in a timely notice to its shareholders who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. If a Fund makes this designation, the tax basis of shares owned by a shareholder of a Fund will, for U.S. federal income tax purposes, be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. A Fund is not required to, and there can be no assurance the Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.
In determining its net capital gain, including in connection with determining the amount available to support a capital gain dividend, its taxable income, and its earnings and profits, a regulated investment company may elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to such portion of the taxable year) and certain late-year ordinary losses (generally, the sum of its (i) net ordinary losses from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, and its (ii) other net ordinary losses attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.
Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a Fund’s net investment income. If a Fund has a net capital loss for any year, the amount thereof may be carried forward to offset capital gains in future years, thereby reducing the amount the Fund would otherwise be required to distribute in such future years to qualify for the special tax treatment accorded regulated investment companies and avoid a Fund-level tax. If a Fund incurs net capital losses, those losses will be carried forward to one or more subsequent taxable years without expiration; any such carryforward losses will retain their character as short-term or long-term.
A nondeductible excise tax at the rate of 4% will be imposed on the excess, if any, of each Fund’s “required distribution” over its actual distributions in any calendar year. The “required distribution” is 98% of the Fund’s ordinary income for the calendar year plus 98.2% of its capital gain net income recognized during the one-year period ending on October 31 (or November 30 or December 31, if the Fund is permitted to elect and so elects) plus undistributed amounts from prior years. For these purposes, ordinary gains and losses from the sale, exchange or other taxable disposition of property that would be properly taken into account after October 31 (or November 30, if the Fund makes the election referred to above) are treated as arising on January 1 of the following calendar year; in the case of a Fund with a December 31 year end, no such gains or losses will be so treated. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so. Distributions declared by a Fund during October, November, or December to shareholders of record on a date in any such month and paid by the Fund
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during the following January will be treated for federal tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which declared.
Under current law, a Fund may treat the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders’ portion of the undistributed investment company taxable income and net capital gain of the Fund as a distribution of investment company taxable income and net capital gain on the Fund’s tax return. This practice, which involves the use of tax equalization, will have the effect of reducing the amount of income and gains that a Fund is required to distribute as dividends to shareholders in order for the Fund to avoid federal income tax and excise tax. This practice may also reduce the amount of the distributions required to be made to non-redeeming shareholders. The amount of any undistributed income will be reflected in the value of the shares of the Fund, and thus the total return on a shareholder’s investment will not be reduced as a result of this practice.
Fund Distributions
Except in the case of certain shareholders eligible for preferential tax treatment, e.g., qualified retirement or pension trusts, shareholders of each Fund generally will be subject to federal income taxes on Fund distributions as described herein. Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares through a dividend reinvestment plan. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to the fair market value of the new shares issued to the shareholder.
Distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder’s investment (and thus were included in the price the shareholder paid for his or her shares), even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund’s NAV reflects gains that are unrealized, or income or gains that are realized but not distributed. Such realized income or gains may be required to be distributed even when the Fund’s NAV also reflects unrealized losses.
Distributions by each Fund of investment income generally will be taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund or Underlying Fund owned (or is deemed to have owned) the investments that generated them, rather than by how long a shareholder has owned (or is deemed to have owned) his or her shares. Distributions of gains from the sale of investments that the Fund or Underlying Fund owned for one year or less will be taxable as ordinary income. Properly reported distributions of long-term capital gains, if any, are taxable in the hands of an investor as long-term gain includible in net capital gain and taxed to individuals at reduced rates. Tax rules can alter a Fund’s or Underlying Fund’s holding period in investments and thereby affect the tax treatment of gain or loss on such investments.
Distributions of investment income reported by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gains, provided that the shareholder, the Fund, and the Underlying Fund meet certain holding period and other requirements. In order for some portion of the dividends received by a Fund shareholder to be “qualified dividend income,” the Fund must meet certain holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet certain holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Underlying Fund, Fund, or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation that is readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.
In general, distributions of investment income reported by each Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. If the aggregate qualified dividends received by a Fund during any taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than dividends properly reported as capital gain dividends) will be eligible to be treated as qualified dividend income. If a Fund receives dividends from an Underlying
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Fund, and the Underlying Fund reports such dividends as qualified dividend income, then the Fund is permitted, in turn, to report a portion of its distributions as qualified dividend income, provided the Fund meets the holding period and other requirements with respect to shares of the Underlying Fund.
Dividends of net investment income received by corporate shareholders of each Fund will qualify for the dividends-received deduction generally available to corporations to the extent those dividends are reported as being attributable to qualifying dividends received by the Fund from domestic corporations for the taxable year. In general, a dividend received by a Fund will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may otherwise be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)). If a Fund receives dividends from an Underlying Fund, and the Underlying Fund reports such dividends as eligible for the dividends-received deduction, then the Fund is permitted, in turn, to report a portion of its distributions as eligible for the dividends-received deduction, provided that the Fund meets the holding period and other requirements with respect to shares of the Underlying Fund. Pursuant to proposed regulations on which a Fund may rely, distributions by a Fund to its shareholders that the Fund properly reports as “section 199A dividends,” as defined and subject to certain conditions described below, are treated as qualified REIT dividends in the hands of non-corporate shareholders. Non-corporate shareholders are permitted a federal income tax deduction equal to 20% of qualified REIT dividends received by them, subject to certain limitations. Very generally, a “section 199A dividend” is any dividend or portion thereof that is attributable to certain dividends received by the regulated investment company from REITs, to the extent such dividends are properly reported as such by the regulated investment company in a written notice to its shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying regulated investment company shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. A Fund is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so.
The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts, and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by a Fund of net investment income and capital gains as described above, and (ii) any net gain from the sale, redemption, exchange or other taxable disposition of Fund shares. Shareholders are advised to consult their tax advisers regarding the possible implications of this additional tax on their investment in the Fund.
If a Fund makes a distribution to a shareholder in excess of its current and accumulated “earnings and profits” in and with respect to any taxable year, the excess distribution will be treated as a return of capital to the extent of the shareholder’s tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in his or her shares, thus reducing any loss or increasing any gain on the shareholder’s subsequent taxable disposition of his or her shares.
Sales, Redemptions, and Exchanges
Sales, redemptions, and exchanges of each Fund’s shares are taxable events and, accordingly, shareholders subject to federal income taxes may realize gains and losses on these transactions. If shares have been held for more than one year, gain or loss realized generally will be long-term capital gain or loss, provided the shareholder holds the shares as a capital asset. Otherwise, the gain or loss on a taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, a loss on a sale of Fund shares held by a shareholder for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividend paid to the shareholder with respect to such shares. Further, no loss will be allowed on a sale of Fund shares to the extent the shareholder acquires identical shares of the same Fund within 30 days before or after the disposition. In such case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss. In the case of individuals holding shares in a Fund directly, upon the sale, redemption or exchange of Fund shares, the Fund or, in the case of shares purchased through a financial intermediary, the financial intermediary may be required to provide the shareholder and the IRS with cost basis and certain other related tax information about the Fund shares sold, redeemed, or exchanged. See the Funds’ Prospectus for more information.
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Under Treasury regulations, if a shareholder recognizes a loss with respect to Fund shares of  $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.
Commodity-Linked Instruments
A Fund’s or Underlying Fund’s investments in commodity-linked instruments can be limited by the Fund’s intention to qualify as a regulated investment company, and can bear on the Fund’s ability to qualify as such. Income and gains from certain commodity-linked instruments do not constitute qualifying income to a regulated investment company for purposes of the 90% gross income test described above. The tax treatment of some other commodity-linked instruments in which a Fund or Underlying Fund might invest is not certain, in particular with respect to whether income or gains from such instruments constitute qualifying income to a regulated investment company. If a Fund or Underlying Fund were to treat income or gain from a particular instrument as qualifying income and the income or gain were later determined not to constitute qualifying income and, together with any other non-qualifying income, caused the Fund’s or Underlying Fund’s non-qualifying income to exceed 10% of its gross income in any taxable year, the Fund or Underlying Fund, as the case may be, would fail to qualify as a regulated investment company unless it is eligible to and does cure such failure by paying a tax at the Fund or Underlying Fund level.
Certain Investments in Debt Obligations
Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and all zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that are acquired by a Fund or Underlying Fund will be treated as being issued with original issue discount (“OID”). Generally, the amount of the OID is treated as interest income and is included in taxable income (and required to be distributed) over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. Payment-in-kind securities will also give rise to income which is required to be distributed and is taxable even though a Fund or Underlying Fund holding the security receives no interest payment in cash on the security during the year.
Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by a Fund or Underlying Fund in the secondary market may be treated as having “market discount”. Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Subject to the discussion below regarding Section 451 of the Code, (i) generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security, (ii) alternatively, the Fund or Underlying Fund may elect to accrue market discount currently, in which case the Fund or Underlying Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security, and (iii) the rate at which the market discount accrues, and thus is included in the Fund’s income, will depend in part upon which of the permitted accrual methods the Fund or Underlying Fund elects. Notwithstanding the foregoing, effective for taxable years beginning after 2017, Section 451 of the Code generally requires any accrual method taxpayer to take into account items of gross income no later than the time at which such items are taken into account as revenue in the taxpayer’s financial statements. The Treasury and IRS have issued proposed regulations providing that this rule does not apply to the accrual of market discount. If the rule were to apply to the accrual of market discount, the Fund or Underlying Fund would be required to include in income any market discount as it takes the same into account on its financial statements.
Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by a Fund or Underlying Fund may be treated as having OID, or acquisition discount (very generally, the excess of the stated redemption price over the purchase price) in the case of certain types of debt obligations. Generally, the Fund or Underlying Fund will be required to include the OID, or acquisition discount, as ordinary income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A Fund or Underlying Fund may make one or more of the elections applicable to debt obligations having acquisition discount, or OID, which could affect the character and timing of recognition of income by the Fund.
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As indicated above, a Fund or Underlying Fund that invests in certain debt instruments may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund or Underlying Fund actually received. Such distributions may be made from the cash assets of the Fund or Underlying Fund or by liquidation of portfolio securities, if necessary. The Fund or Underlying Fund may realize gains or losses from such liquidations. In the event a Fund or Underlying Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.
Investments in debt obligations that are at risk of or in default present special tax issues for a Fund or Underlying Fund. Tax rules are not entirely clear about issues such as when a Fund or Underlying Fund may cease to accrue interest, OID, or market discount; whether and to what extent a Fund or Underlying Fund should recognize market discount on such a debt obligation; when and to what extent a Fund or Underlying Fund may take deductions for bad debts or worthless securities; and how a Fund or Underlying Fund should allocate payments received on obligations in default between principal and interest. These and other related issues will be addressed by each Fund or Underlying Fund when, and if, it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.
Derivative Transactions
If a Fund or Underlying Fund engages in derivative transactions, including transactions in options, futures contracts, forward contracts, swap agreements, foreign currencies, and straddles, or other similar transactions, including for hedging purposes, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s or Underlying Fund’s securities, convert long-term capital gains into short-term capital gains, or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing, and character of distributions to shareholders. A Fund’s or Underlying Fund’s transactions in foreign currency-denominated debt instruments and certain of its derivative activities may produce a difference between its book income and its taxable income. If a Fund’s book income exceeds its taxable income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a Fund’s book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company and to eliminate fund-level income tax.
Foreign Taxes and Investments
Income proceeds and gains received by an Underlying Fund from sources outside the United States might be subject to foreign taxes that are withheld at the source or other foreign taxes. The effective rate of these foreign taxes cannot be determined in advance because it depends on the specific countries in which an Underlying Fund’s assets will be invested, the amount of the assets invested in each such country and the possibility of treaty relief.
Because the Funds are “funds of funds” that invest their assets in shares of Underlying Funds, each Fund is permitted to elect to pass through to its shareholders foreign income and other similar taxes paid by the Fund (if any) in respect of foreign securities held by an Underlying Fund in which it invests that itself elected to pass such taxes through to its shareholders, so that shareholders of the Fund will be eligible to claim a tax credit or deduction for such taxes. However, even if a Fund qualifies to make such election for any year, it may determine not to do so.
If such an election is made, the ability of shareholders of the Fund to claim a foreign tax credit will be subject to limitations imposed by the Code, which in general limits the amount of foreign tax that may be used to reduce a shareholder’s U.S. tax liability to that amount of U.S. tax which would be imposed on the amount and type of income in respect of which the foreign tax was paid. In addition, the ability of shareholders to claim a foreign tax credit is subject to a holding period requirement. A shareholder who for U.S. income tax purposes claims a foreign tax credit in respect of Fund distributions may not claim a deduction for foreign taxes paid by the Fund, regardless of whether the shareholder itemizes deductions. Also, no deduction for foreign taxes may be claimed by shareholders who do not itemize deductions on their federal income tax returns. It should also be noted that a tax-exempt shareholder, like other shareholders, will be required to treat as part of the amounts distributed to it a pro rata portion of the foreign income taxes paid by the Fund. However, that income will generally be exempt from U.S. taxation by virtue of such shareholder’s tax-exempt status and such a shareholder will not be entitled to either a tax credit or a deduction with respect to such income. A Fund that makes the election referred to above will notify its shareholders each year of the amount of dividends and distributions and the shareholders’ pro rata shares of qualified taxes paid by Underlying Funds to foreign countries and passed through by the Fund (if any).
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Certain Tax Information Concerning Funds of Funds
Because the Funds are “funds of funds” that invest their assets in shares of Underlying Funds, their distributable income and gains will normally consist entirely of distributions from Underlying Funds and gains and losses on the disposition of shares of Underlying Funds. To the extent that an Underlying Fund realizes net losses on its investments for a given taxable year, a Fund will not be able to recognize its share of those losses to offset distributions of net income or capital gains realized from other Underlying Funds in which it invests until it disposes of shares of the Underlying Fund (although such losses of an Underlying Fund may reduce distributions to the Fund from that Underlying Fund in future taxable years). Moreover, even when a Fund does make a disposition of shares of an Underlying Fund, a portion of its loss may be recognized as a long-term capital loss, which a Fund will not be able to offset against its ordinary income (including distributions of any net short-term capital gains realized by an Underlying Fund).
In addition, in certain circumstances, the “wash sale” rules under Section 1091 of the Code may apply to a Fund’s sales of Underlying Fund shares that have generated losses. A wash sale occurs if shares of an Underlying Fund are sold by the Fund at a loss and the Fund acquires additional shares of that same Underlying Fund 30 days before or after the date of the sale. The wash-sale rules could defer losses in the Fund’s hands on sales of Underlying Fund shares (to the extent such sales are wash sales) for extended (and, in certain cases, potentially indefinite) periods of time.
As a result of the foregoing rules, and certain other special rules, the amounts of net investment income and net capital gains that a Fund will be required to distribute to shareholders may be greater than such amounts would have been had the Fund invested directly in the securities held by the Underlying Funds. For similar reasons, the character of distributions from a Fund will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the Underlying Funds. The use of a fund of funds structure can therefore affect the amount, timing and character of distributions to shareholders, and may increase the amount of taxes payable by shareholders.
If a Fund were to own 20% or more of the voting interests of an Underlying Fund, subject to a safe harbor in respect of certain fund of funds arrangements, which is anticipated to be available to the Funds, the Fund would be required to “look through” the Underlying Fund to its holdings and combine the appropriate percentage (as determined pursuant to the applicable Treasury Regulations) of the Underlying Fund’s assets with the Fund’s assets for purposes of satisfying the 25% diversification test described above.
The foregoing is only a general description of the federal tax consequences of a fund of funds structure. Accordingly, prospective purchasers of shares of a fund of funds are urged to consult their tax advisers with specific reference to their own tax situations, including the potential application of state, local, and foreign taxes.
Certain Investments in Mortgage-Related Securities
An Underlying Fund may invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in CMOs with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS and Treasury regulations that have not yet been issued, but may apply retroactively, a portion of an Underlying Fund’s income that is attributable to a REIT's residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company, such as the Underlying Funds and, in turn, the Funds, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC or TMP interest directly. As a result, a Fund investing in an Underlying Fund that invests in such interests may not be a suitable investment for charitable remainder trusts, as noted below.
In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan, or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code.
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Unrelated Business Taxable Income
Income of a regulated investment company that would be UBTI if earned directly by a tax-exempt entity generally will not constitute UBTI when distributed to a tax-exempt shareholder of the regulated investment company. Notwithstanding this “blocking” effect, a tax-exempt shareholder of a Fund could realize UBTI by virtue of its investment in a Fund if shares in that Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). A tax-exempt shareholder may also recognize UBTI if a Fund recognizes “excess inclusion income” derived from direct or indirect investments by Underlying Funds in residual interests in REMICs or equity interests in TMPs as described above, if the amount of such income recognized by a Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).
Special tax consequences also apply to charitable remainder trusts (“CRTs”) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT, as defined in section 664 of the Code, that realizes UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in a Fund that recognizes “excess inclusion income” (which is described earlier). Rather, if at any time during any taxable year a CRT or one of certain other tax-exempt shareholders (such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes “excess inclusion income,” then such Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which the IRS guidance in respect of CRTs remains applicable in light of the December 2006 CRT legislation is unclear. To the extent permitted under the 1940 Act, the Funds may elect to allocate any such tax specially to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Funds. CRTs and other tax-exempt investors are urged to consult their tax advisers concerning the consequences of investing in the Funds.
Backup Withholding
Each Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to and proceeds of share sales, exchanges, or redemptions made by any individual shareholder who fails to furnish the Fund with a correct taxpayer identification number (TIN), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding.
Non U.S. Shareholders
Distributions by a Fund to shareholders that are not “U.S. persons” within the meaning of the Code (“foreign shareholders”) properly reported by the Fund as (1) capital gain dividends, (2) short-term capital gain dividends, and (3) interest-related dividends, each as defined and subject to certain conditions described below, generally are not subject to withholding of U.S. federal income tax.
In general, the Code defines (1) “short-term capital gain dividends” as distributions of net short-term capital gains in excess of net long-term capital losses and (2) “interest-related dividends” as distributions from (A) U.S. source interest income earned by a Fund, if any, of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder, and (B) any such income earned by an Underlying Fund and distributed by the Fund, in each case to the extent such distributions are properly reported as such by the Fund and the Underlying Fund, as applicable in a written notice to shareholders of the Fund and the Underlying Fund, as applicable.
The exceptions to withholding for short-term capital gain dividends and capital gain dividends do not apply to (A) distributions to an individual foreign shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions attributable to gain that is treated as effectively connected with the conduct by the foreign shareholder of a trade or business within the United States under special rules regarding the disposition of U.S. real property interests.
The exception to withholding for “interest-related dividends” does not apply to distributions to a foreign shareholder (A) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation.
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If a Fund invests in a regulated investment company that pays capital gain dividends, short-term capital gain dividends, or interest-related dividends to the Fund, such distributions retain their character as not subject to withholding if properly reported when paid by the Fund to foreign shareholders.
A Fund is permitted to report such part of its dividends as interest-related and/or short-term capital gain dividends as are eligible, but is not required to do so. In the case of shares held through an intermediary, the intermediary may withhold even if a Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders. Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts.
Distributions by a Fund to foreign shareholders other than capital gain dividends, short-term capital gain dividends, and interest-related dividends (e.g., dividends attributable to dividend and foreign-source interest income or to short-term capital gains or U.S. source interest income to which the exception from withholding described above does not apply) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).
Under U.S. federal income tax law, a beneficial holder of shares who or which is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund unless (i) such gain is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating one hundred eighty-three (183) days or more during the year of the sale and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of  “U.S. real property interests” (“USRPIs”) apply to the foreign shareholder’s sale of shares of the Fund (as described below).
Beneficial holders that are foreign persons with respect to whom income from a Fund is effectively connected with a trade or business conducted by the foreign shareholder within the United States will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents, or domestic corporations, whether such income is received in cash or reinvested in shares of the Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisers.
Special rules would apply if a Fund were a qualified investment entity (“QIE”) because it is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition of USRPIs described below. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other trade or business assets. USRPIs generally are defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or, very generally, an entity that has been a USRPHC in the last five years. A Fund that holds, directly or indirectly, significant interests in REITs may be a USRPHC. Interests in domestically controlled QIEs, including REITs and RICs that are QIEs, not-greater-than-10% interests in publicly traded classes of stock in REITs and not-greater-than-5% interests in publicly traded classes of stock in RICs generally are not USRPIs, but these exceptions do not apply for purposes of determining whether a Fund is a QIE.
If an interest in a Fund were a USRPI, the Fund would be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% foreign shareholder, in which case such foreign shareholder generally would also be required to file U.S. tax returns and pay any additional taxes due in connection with the redemption.
If a Fund were a QIE, under a special “look-through” rule, any distributions by the Fund to a foreign person (including, in certain cases, distributions made by the Fund in redemption of its shares) attributable directly or indirectly to (i) distributions received by the Fund from a lower-tier RIC or REIT that the Fund is required to treat as USRPI gain in its hands and (ii) gains realized on the disposition of USRPIs by the Fund would retain their character as gains realized from USRPIs in the hands of the Fund’s foreign shareholders and would be subject to U.S. tax withholding. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a foreign shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the foreign shareholder’s current and past ownership of the Fund.
Foreign shareholders of a Fund also may be subject to “wash sale” rules to prevent the avoidance of the tax-filing and payment obligations discussed above through the sale and repurchase of Fund shares.
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Beneficial holders that are foreign persons should consult their tax advisers and, if holding shares through intermediaries, their intermediaries, concerning the application of these rules to their investment in the Fund.
Other Reporting and Withholding Requirements
Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require a Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. If a shareholder fails to provide the requested information or otherwise fails to comply with FATCA or an IGA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends it pays. The IRS and the Department of Treasury have issued proposed regulations providing that these withholding rules will not apply to the gross proceeds of share redemptions or capital gain dividends a Fund pays. If a payment by a Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., short-term capital gain dividends and interest-related dividends).
Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.
General Considerations
Special tax rules apply to investments though defined contribution plans and other tax-qualified plans or tax-advantaged arrangements. Shareholders should consult their tax adviser to determine the suitability of shares of a Fund as an investment through such plans and arrangements and the precise effect of an investment on their particular tax situation.
The foregoing discussion of the U.S. federal income tax consequences of investment in the Funds is a general and abbreviated summary based on the applicable provisions of the Code, U.S. Treasury regulations, and other applicable authority currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative action, possibly with retroactive effect. This discussion of the federal income tax treatment of the Funds and their shareholders does not describe in any respect the tax treatment of any particular arrangement, e.g., tax-exempt trusts or insurance products, pursuant to which or by which investments in the Funds may be made. Shareholders should consult their tax advisers as to their own tax situation, including possible foreign, state, and local taxes.
EXPERTS
Ropes & Gray LLP, The Prudential Tower, 800 Boylston Street, Boston, Massachusetts 02199-3600 serves as counsel to the Trust.
The financial statements of the Funds incorporated herein by reference from the Trust’s Annual Reports as of September 30, 2019 have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in its reports which are also incorporated herein by reference. Such financial statements have been so incorporated in reliance upon the reports of Deloitte & Touche LLP given on the authority of that firm as experts in accounting and auditing. Copies of the Trust’s Annual Reports as of September 30, 2019 are available, without charge, upon request by calling 1-888-309-3539.
GLOSSARY
   Duration:  indicates how interest rate changes will affect a debt instrument’s price. As a measure of a fixed income security’s cash flow, duration is an alternative to the concept of  “term to maturity” in assessing the price volatility associated with changes in interest rates. Generally, the longer the duration, the more volatility an investor should expect. For example, the market price of a bond with a duration of two years would be expected to decline 2% if interest rates rose 1%. Conversely, the market price of the same bond would be expected to increase 2% if interest rates fell 1%. The market price of a bond with a duration of four years would be expected to increase or decline twice as much as the market price of a bond with a two-year duration. Duration measures a security’s maturity in terms of the average time required to receive the present value of all interest and principal payments as opposed to its term to maturity. The maturity of a security measures only the time until final payment is due; it does not take account of the pattern of a security’s cash flow over time, which would include how cash flow is affected by prepayments and by changes in interest rates. Incorporating a security’s
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yield, coupon interest payments, final maturity, and option features into one measure, duration is computed by determining the weighted average maturity of a bond’s cash flows, where the present values of the cash flows serve as weights. Determining duration may involve a Fund’s investment adviser’s or subadviser’s, or Underlying Fund’s adviser’s or subadviser’s, estimates of future economic parameters, which may vary from actual future values.
   NRSRO:  means a nationally recognized statistical rating organization. For a description of the ratings of three NRSROs, S&P, Moody’s, and Fitch, see the Appendix to the SAI. For example, the four investment grade ratings in descending order for debt securities as rated by Moody’s are Aaa, Aa, A, and Baa- including Baa3. The four investment grade ratings for debt securities as rated by S&P are AAA, AA, A, and BBB- including BBB-. For commercial paper, Moody’s two highest ratings are P-1 and P-2 and S&P’s two highest ratings are A-1 and A-2.
   U.S. Government Securities:  include obligations issued, sponsored, assumed, or guaranteed as to principal or interest by the Government of the United States, its agencies and instrumentalities, and securities backed by such obligations.
The name MassMutual Select Funds is the designation of the Trustees under a Declaration of Trust dated May 28, 1993, as amended and restated as of November 21, 2011, as it may be further amended from time to time. The obligations of such Trust are not personally binding upon, nor shall resort be had to the property of any of the Trustees, shareholders, officers, employees, or agents of such Trust, but only the property of the relevant series of the Trust shall be bound.
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APPENDIX A—DESCRIPTION OF SECURITIES RATINGS
Although the ratings of fixed income securities by S&P, Moody’s, and Fitch are a generally accepted measurement of credit risk, they are subject to certain limitations. For example, ratings are based primarily upon historical events and do not necessarily reflect the future. Furthermore, there is a period of time between the issuance of a rating and the update of the rating, during which time a published rating may be inaccurate.
The descriptions of the S&P, Moody’s, and Fitch’s commercial paper and bond ratings are set forth below.
Commercial Paper Ratings:
S&P commercial paper ratings are graded into four categories, ranging from A for the highest quality obligations to D for the lowest. Issues assigned the highest rating of A are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety. The A-1 and A-2 categories are described as follows:
A-1—This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be noted with a plus (+) sign designation.
A-2—Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.
Moody’s employs three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers. The two highest designations are as follows:
Issuers (or supporting institutions) rated Prime-1 (or P-1) have a superior ability for repayment of senior short-term debt obligations. Prime-1 (or P-1) repayment ability will normally be evidenced by many of the following characteristics:
•
Leading market positions in well-established industries.

•
High rates of return on funds employed.

•
Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•
Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•
Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers (or supporting institutions) rated Prime-2 (or P-2) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.
Fitch’s Short-Term Credit Ratings are graded into six categories, ranging from ‘F-1’ for the highest quality obligations to ‘D’ for the lowest. The F-1 and F-2 categories are described as follows:
F-1—Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F-2—A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.
Bond Ratings:
S&P describes its four highest ratings for corporate debt as follows:
AAA—Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.
AA—Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree.
A—Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
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BBB—Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas such debt normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.
Moody’s describes its four highest corporate bond ratings as follows:
Aaa—Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa—Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they compose what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A—Bonds which are rated A possess many favorable investment attributes and may be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment in the future.
Baa—Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.
Fitch describes its four highest long-term credit ratings as follows:
AAA—“AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA—“AA” ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A—“A” ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.
BBB—“BBB” ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.
A “+” or “–” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” category or to categories below “CCC.”
S&P describes its below investment grade ratings for corporate debt as follows:
BB, B, CCC, CC, C—Debt rated “BB,” “B,” “CCC,” “CC,” and “C” is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation, “BB” indicates the lowest degree of speculation, and “C” the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
BB—Debt rated “BB” has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to
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inadequate capacity to meet timely interest and principal payments. The “BB” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BBB–” rating.
B—Debt rated “B” has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The “B” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BB” or “BB–” rating.
CCC—Debt rated “CCC” has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The “CCC” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “B” or “B–” rating.
CC—The rating “CC” is typically applied to debt subordinated to senior debt that is assigned an actual or implied “CCC” rating.
C—The rating “C” is typically applied to debt subordinated to senior debt which is assigned an actual or implied “CCC–” debt rating. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.
D—Debt rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.
Moody’s describes its below investment grade corporate bond ratings as follows:
Ba—Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B—Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa—Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
Ca—Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C—Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
Fitch describes its below investment grade long-term credit ratings as follows:
BB—“BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.
B—“B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.
CCC, CC, C—Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A “CC” rating indicates that default of some kind appears probable. “C” ratings signal imminent default.
DDD, DD, D—The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. “DDD” obligations have the highest potential for recovery, around 90% – 100% of outstanding amounts and accrued interest. “DD” indicates potential recoveries in the range of 50% – 90% and “D” the lowest recovery potential, i.e., below 50%.
Entities rated in this category have defaulted on some or all of their obligations. Entities rated “DDD” have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process.
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Entities rated “DD” and “D” are generally undergoing a formal reorganization or liquidation process; those rated “DD” are likely to satisfy a higher portion of their outstanding obligations, while entities rated “D” have a poor prospect of repaying all obligations.
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APPENDIX B—PROXY VOTING POLICIES
The following represents the proxy voting policies (the “Policies”) of the MassMutual Select Funds (the “Funds”) with respect to the voting of proxies on behalf of each series of the Funds (the “Series”). It is the policy of the Funds and MML Investment Advisers, LLC (the “Adviser”), as investment manager to the Series, to delegate (with the exception of any “Fund of Funds,” “Feeder Funds,” or “Special Situations” where the Adviser is in the best position to vote the proxy) voting responsibilities and duties with respect to all proxies to the subadvisers (the “Subadvisers”) of the Series.
I. GENERAL PRINCIPLES
In voting proxies, the Subadvisers will be guided by general fiduciary principles and their respective written proxy voting policies. The Subadvisers will act prudently and solely in the best interest of the beneficial owners of the accounts they respectively manage, and for the exclusive purpose of providing benefit to such persons.
II. SUBADVISERS
1.   The Subadvisers each have the duty to provide a copy of their written proxy voting policies to the Adviser and Funds annually. The Subadvisers’ written proxy voting policies will maintain procedures that address potential conflicts of interest.
2.   The Subadvisers will each maintain a record of all proxy votes exercised on behalf of each series of the Funds for which they act as subadviser and will furnish such records to the Adviser and Funds annually.
3.   The Subadvisers will report proxy votes that deviated from their normal proxy voting policies and any exceptions to their proxy voting policies to the Adviser quarterly.
4.   The Subadvisers will provide the Adviser and Funds with all such information and documents relating to the Subadvisers’ proxy voting in a timely manner, as necessary for the Adviser and Funds to comply with applicable laws and regulations.
III. THE FUNDS AND ADVISER
1.   The Chief Compliance Officer of the Funds will annually update the Trustees after a review of proxy voting records.
2.   The Trustees of the Funds will not vote proxies on behalf of the Funds or the Series.
3.   The Adviser will not vote proxies on behalf of the Funds or the Series, except that the Adviser will vote proxies on behalf of any Funds of Funds for which it serves as investment adviser or in Special Situations.
4.   Whenever a Feeder Fund, as an interest holder of a Master Fund, is requested to vote on any matter submitted to interest holders of the Master Fund, the Feeder Fund will either hold a meeting of its shareholders to consider such matters, and the Adviser, on behalf of the Feeder Fund, will cast its votes in proportion to the votes received from the Feeder Fund’s shareholders (shares for which a Feeder Fund receives no voting instructions will be voted in the same proportion as the votes received from the other Feeder Fund shareholders), or the Adviser, on behalf of the Feeder Fund, will cast its votes, as an interest holder of the Master Fund, in proportion to the votes received by the Master Fund from all other interest holders of the Master Fund.
Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/funds and on the Securities and Exchange Commission’s website at http://www.sec.gov.
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MML INVESTMENT ADVISERS, LLC
As Investment Adviser to the MassMutual Select Funds, MassMutual Premier Funds,
MML Series Investment Fund and MML Series Investment Fund II
(January 6, 2020)
General Overview
Policy
It is the policy of MML Investment Advisers, LLC (“MML Investment Advisers” or the “Company”) to fulfill its responsibilities under Rule 206(4)-6 (the “Rule”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), by delegating to subadvisers for each series of the MassMutual Select Funds, MassMutual Premier Funds, MML Series Investment Fund, and MML Series Investment Fund II (each, a “Trust”) proxy voting related to the securities in each subadviser’s respective portfolio, with the following exceptions: (i) each series of a Trust operating as a “fund of funds” (each a “Fund of Funds” and, collectively, the “Funds of Funds”); (ii) each series of the Trusts operating as a “feeder fund” (each, a “Feeder Fund”) to a “master fund” (“Master Fund”); and (iii) in certain other special situations (“Special Situations”). For these exceptions, MML Investment Advisers will act on behalf of the Trusts to vote proxies (including Information Statements) (“Proxies”), as described below.
Background
MML Investment Advisers currently serves as investment adviser to each of the Trusts, including those series that are Funds of Funds and Feeder Funds. With the exception of one Fund of Funds, the Funds of Funds may invest in other series of the Trusts, mutual funds advised by affiliates of MML Investment Advisers, and mutual funds advised by an unaffiliated investment adviser. With respect to the noted exception, that fund invests exclusively in mutual funds advised by an unaffiliated investment adviser.
MML Investment Advisers will vote Proxies of the underlying funds held by the Funds of Funds, of the related Master Fund for a Feeder Fund, and in certain other Special Situations in accordance with the following procedure.
Procedure
1. When a Fund of Funds holds shares of an underlying fund advised by MML Investment Advisers, MML Investment Advisers will generally vote in favor of proposals recommended by the underlying fund’s Board of Trustees and by a majority of the Trustees of the underlying fund who are not interested persons of the underlying fund or of MML Investment Advisers. However, MML Investment Advisers may alternatively, in its discretion, (i) seek instruction from the Fund of Fund’s Board of Trustees (or any member or committee thereof  (provided that such member, or each member of such committee, as the case may be, is not an interested person of the underlying fund or of MML Investment Advisers) delegated authority to provide such instructions to MML Investment Advisers and vote in accordance with such instructions, or (ii) vote in accordance with the recommendation of an independent proxy advisor or consultant retained by MML Investment Advisers to provide a recommendation, on the basis solely of the best interest of the Fund of Funds and its shareholders, as to the matter; provided, however, that prior to taking the action described in clause (ii) above, MML Investment Advisers is required to seek and obtain the prior approval of its Board of Directors. When a quorum is present at any meeting, a majority of the Board members present may take any action. If it is not possible to obtain a quorum of such Board, any action may be taken without a meeting if all Board members consent to the action in writing and such written consents are filed with the records of the meetings of the Board.
2. When a Fund of Funds holds shares of an underlying fund advised by a control affiliate of MML Investment Advisers, MML Investment Advisers will generally vote the shares held by the Fund of Funds in the same proportions (for, against, abstain) as the votes of all other shareholders (other than MML Investment Advisers or a control affiliate of MML Investment Advisers) of such underlying fund. However, MML Investment Advisers may alternatively, in its discretion, (i) seek instruction from the Fund of Funds’ Board of Trustees (or any member or committee thereof  (provided that such member, or each member of such committee, as the case may be, is not an interested person of the underlying fund or of MML Investment Advisers) delegated authority to provide such instructions to MML Investment Advisers) and vote in accordance with such instructions, or (ii) vote in accordance with the recommendation of an independent proxy advisor or consultant retained by MML Investment Advisers to provide a recommendation, on the basis solely of the best interest of the Fund of Funds and its shareholders, as to the matter; provided, however, that prior to taking the action described in clause (ii) above, MML Investment Advisers is required to seek and obtain the prior approval of its Board of Directors. When a quorum is present at any meeting, a majority of the Board members present may take any action. If it is not possible to obtain a quorum of such Board, any action may be taken without a meeting if all Board members consent to the action in writing and such written consents are filed with the records of the meetings of the Board.
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3. When a Fund of Funds holds shares of an underlying fund not advised by MML Investment Advisers or a control affiliate of MML Investment Advisers, MML Investment Advisers will generally vote the shares held by the Fund of Funds in the same proportions (for, against, abstain) as the votes of all other shareholders of such underlying fund. However, MML Investment Advisers may alternatively, in its discretion, (i) seek instruction from the Fund of Funds’ Board of Trustees (or any member or committee thereof delegated authority to provide such instructions to MML Investment Advisers) and vote in accordance with such instructions, or (ii) vote in accordance with the recommendation of an independent proxy advisor or consultant retained by MML Investment Advisers to provide a recommendation, on the basis solely of the best interest of the Fund of Funds and its shareholders, as to the matter; provided, however, that prior to taking the action described in clause (ii) above, MML Investment Advisers is required to seek and obtain the prior approval of its Board of Directors. When a quorum is present at any meeting, a majority of the Board members present may take any action. If it is not possible to obtain a quorum of such Board, any action may be taken without a meeting if all Board members consent to the action in writing and such written consents are filed with the records of the meetings of the Board.
4. Notwithstanding paragraph 3 above, (i) in the event a Fund of Funds is investing in an underlying fund pursuant to an exemptive order from the U.S. Securities and Exchange Commission, MML Investment Advisers will vote the shares held by the Fund of Funds in accordance with any conditions set forth in the order; or (ii) in the event a Fund of Funds is investing in an underlying fund pursuant to Section 12(d)(1)(F) of the Investment Company Act of 1940, as amended, MML Investment Advisers will vote the shares held by the Fund of Funds either by seeking instructions from the Fund of Funds’ shareholders or vote the shares in the same proportions (for, against, abstain) as the votes of all other shareholders of the underlying fund.
5. When a fund is structured as a Feeder Fund that is an interest holder of a Master Fund and is requested to vote on any matter submitted to interest holders of the Master Fund, MML Investment Advisers will, on behalf of the Feeder Fund, generally vote the shares held by the Feeder Fund in the same proportions (for, against, abstain) as the votes of all other interest holders of such Master Fund. However, if the Feeder Fund elects to hold a meeting of its own shareholders to consider such matters, MML Investment Advisers will, on behalf of the Feeder Fund, vote the shares held by the Feeder Fund in proportion to the votes received from its shareholders, with shares for which a Feeder Fund receives no voting instructions being voted in the same proportion as the votes received from the other Feeder Fund shareholders.
6. Although rare, there is a possibility of Special Situations presented where MML Investment Advisers is in the best position to vote Proxies. In those Special Situations, which are determined by the Investment Management team in consultation with MML Investment Advisers’ Chief Compliance Officer and/or legal counsel, MML Investment Advisers (i) will, when the Special Situation involves a proxy for a Funds’ investment in another mutual fund or pooled investment vehicle, generally vote the shares held in the same proportions (for, against, abstain) as the votes of all other shareholders of such underlying fund; (ii) may seek instruction from the relevant Trust’s Board of Trustees (or any member or committee thereof delegated authority to provide such instructions to MML Investment Advisers) and vote in accordance with such instructions; or (iii) may vote in accordance with the recommendation of an independent proxy advisor or consultant retained by MML Investment Advisers to provide a recommendation, on the basis solely of the best interest of the Trust and its shareholders, as to the matter; provided, however, that prior to taking the action described in clause (iii) above, MML Investment Advisers is required to seek and obtain the prior approval of its Board of Directors. When a quorum is present at any meeting, a majority of the Board members present may take any action. If it is not possible to obtain a quorum of such Board, any action may be taken without a meeting if all Board members consent to the action in writing and such written consents are filed with the records of the meetings of the Board.
Operating Procedures
MML Investment Advisers exercises its proxy voting responsibility with respect to the Funds of Funds, Feeder Funds, and Special Situations through the Investment Management team.
All proxy statements, including Information Statements (“Proxy Statements”) and proxy cards received by associates relating to a Fund of Funds, Feeder Fund, or Special Situations are to be immediately forwarded to the Investment Management team. The head of Investment Management or his/her designee, then is responsible for (i) logging, reviewing and casting the vote for all Proxies solicited and received, (ii) voting such Proxies in a manner consistent with these policies and procedures, (iii) documenting the method followed in determining how to cast the vote, and (iv) maintaining the records required by Rule 204-2 under the Advisers Act.
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Record Retention
The Investment Management team will retain for such time periods as set forth in Rule 204-2:
•
Copies of all policies and procedures required by the Rule;

•
A copy of each Proxy Statement that MML Investment Advisers receives regarding a Fund of Fund’s or Feeder Fund’s investments;

•
A copy of each Proxy Statement that MML Investment Advisers receives regarding a Special Situation;

•
A record of each vote cast by MML Investment Advisers on behalf of a Fund of Funds, a Feeder Fund, or in a Special Situation; and

•
A copy of any document created by MML Investment Advisers that was material to making a decision how to vote Proxies on behalf of a Fund of Funds, a Feeder Fund, or in a Special Situation or that otherwise memorializes the basis for that decision.

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T. ROWE PRICE ASSOCIATES, INC. AND ITS INVESTMENT ADVISER AFFILIATES
PROXY VOTING POLICIES AND PROCEDURES
RESPONSIBILITY TO VOTE PROXIES
T. Rowe Price Associates, Inc., and its affiliated investment advisers (collectively, “T. Rowe Price”) recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company’s directors and on matters affecting certain important aspects of the company’s structure and operations that are submitted to shareholder vote. The U.S.-registered investment companies which T. Rowe Price sponsors and serves as investment adviser (the “Price Funds”) as well as other investment advisory clients have delegated to T. Rowe Price certain proxy voting powers. As an investment adviser, T. Rowe Price has a fiduciary responsibility to such clients when exercising its voting authority with respect to securities held in their portfolios. T. Rowe Price reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.
T. Rowe Price has adopted these Proxy Voting Policies and Procedures (“Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies. This document is updated annually.
Fiduciary Considerations. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities. Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.
Other Considerations. One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. We recognize that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors. Accordingly, our proxy voting guidelines are not intended to substitute our judgment for management’s with respect to the company’s day-to-day operations. Rather, our proxy voting guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders; to align the interests of management with those of shareholders; and to encourage companies to adopt best practices in terms of their corporate governance and disclosure. In addition to our proxy voting guidelines, we rely on a company’s public filings, its board recommendations, its track record, country-specific best practices codes, our research providers and, most importantly, our investment professionals’ views in making voting decisions.
ADMINISTRATION OF POLICIES AND PROCEDURES
Proxy Committee. T. Rowe Price’s Proxy Committee (“Proxy Committee”) is responsible for establishing positions with respect to corporate governance and other proxy issues. Certain delegated members of the Proxy Committee also review questions and respond to inquiries from clients and mutual fund shareholders pertaining to proxy issues. While the Proxy Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or client. Rather, this responsibility is held by the Chairperson of the Price Fund’s Investment Advisory Committee or client’s portfolio manager.
Proxy Services Group. The Proxy Services Group is responsible for administering the proxy voting process as set forth in the Policies and Procedures.
Head of Corporate Governance. Our Head of Corporate Governance is responsible for reviewing the proxy agendas for all upcoming meetings and making company-specific recommendations to our global industry analysts and portfolio managers with regard to the voting decisions in their portfolios.
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HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED
In order to facilitate the proxy voting process, T. Rowe Price has retained Institutional Shareholder Services (“ISS”) as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include custom vote recommendations, research, vote execution, and reporting. In order to reflect T. Rowe Price’s issue-by-issue voting guidelines as approved each year by the Proxy Committee, ISS maintains and implements a custom voting policy for the Price Funds and other client accounts.
Meeting Notification
T. Rowe Price utilizes ISS’ voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles T. Rowe Price holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily and transmitted to T. Rowe Price through ProxyExchange, an ISS application.
Vote Determination
Each day, ISS delivers into T. Rowe Price’s customized ProxyExchange environment a comprehensive summary of upcoming meetings, proxy proposals, publications discussing key proxy voting issues, and custom vote recommendations to assist us with proxy research and processing. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the perspective of our clients.
Portfolio managers may execute their responsibility to vote proxies in different ways. Some have decided to vote their proxies generally in line with the guidelines as set by the Proxy Committee. Others review vote recommendations and approve them before the votes are cast. In all cases, portfolio managers receive current reports summarizing all proxy votes in their client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their votes. The Proxy Services Group is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is contrary to our proxy voting guidelines.
T. Rowe Price Voting Policies
Specific proxy voting guidelines have been adopted by the Proxy Committee for all regularly occurring categories of management and shareholder proposals. A detailed set of proxy voting guidelines is available on the T. Rowe Price website, www.troweprice.com. The following is a summary of our guidelines on the most significant proxy voting topics:
Election of Directors.   For U.S. companies, T. Rowe Price generally supports slates with a majority of independent directors. However, T. Rowe Price may vote against outside directors who do not meet our criteria relating to their independence, particularly when they serve on key board committees, such as compensation and nominating committees, for which we believe that all directors should be independent. Outside of the U.S., we expect companies to adhere to the minimum independence standard established by regional corporate governance codes. At a minimum, however, we believe boards in all regions should include a blend of executive and non-executive members, and we are likely to vote against senior executives at companies with insufficient representation by independent directors. We also vote against directors who are unable to dedicate sufficient time to their board duties due to their commitments to other boards. We may vote against certain directors who have served on company boards where we believe there has been a gross failure in governance or oversight. In certain markets, a lack of diversity on the board may cause us to oppose the members of the board’s Nominating Committee. Additionally, we may vote against compensation committee members who approve excessive executive compensation or severance arrangements. We support efforts to elect all board members annually because boards with staggered terms lessen directors’ accountability to shareholders and act as deterrents to takeover proposals. To strengthen boards’ accountability, T. Rowe Price supports proposals calling for a majority vote threshold for the election of directors and we may withhold votes from an entire board if they fail to implement shareholder proposals that receive majority support.
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Anti-Takeover, Capital Structure and Corporate Governance Issues.   T. Rowe Price generally opposes anti-takeover measures since they adversely impact shareholder rights and limit the ability of shareholders to act on potential value-enhancing transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes, and poison pills. When voting on capital structure proposals, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights.
Executive Compensation Issues.   T. Rowe Price’s goal is to assure that a company’s equity-based compensation plan is aligned with shareholders’ long-term interests. We evaluate plans on a case-by-case basis, using a number of factors, including dilution to shareholders, problematic plan features, burn rate, and the equity compensation mix. Plans that are constructed to effectively and fairly align executives’ and shareholders’ incentives generally earn our approval. Conversely, we oppose compensation packages that provide what we view as excessive awards to few senior executives or contain the potential for excessive dilution relative to the company’s peers. We also may oppose equity plans at any company where we deem the overall compensation practices to be problematic. We generally oppose efforts to reprice options in the event of a decline in value of the underlying stock unless such plans appropriately balance shareholder and employee interests. For companies with particularly egregious pay practices such as excessive severance packages, executives with outsized pledged/hedged stock positions, executive perks, and bonuses that are not adequately linked to performance, we may vote against compensation committee members. We analyze management proposals requesting ratification of a company’s executive compensation practices (“Say-on-Pay” proposals) on a case-by-case basis, using a screen that assesses the long-term linkage between executive compensation and company performance as well as the presence of objectionable structural features in compensation plans. With respect to the frequency in which companies should seek advisory votes on compensation, in most cases we believe shareholders should be offered the opportunity to vote annually. Finally, we may oppose compensation committee members or even the entire board if we have cast votes against a company’s “Say-on-Pay” vote in consecutive years.
Mergers and Acquisitions.   T. Rowe Price considers takeover offers, mergers, and other extraordinary corporate transactions on a case-by-case basis to determine if they are beneficial to shareholders’ current and future earnings stream and to ensure that our Price Funds and clients are receiving fair consideration for their securities. We oppose a high proportion of proposals for the ratification of executive severance packages (“Say on Golden Parachute” proposals) in conjunction with merger transactions if we conclude these arrangements reduce the alignment of executives’ incentives with shareholders’ interests.
Corporate Social Responsibility Issues.   Vote recommendations for corporate responsibility issues are generated by the Head of Corporate Governance in consultation with the T. Rowe Price Responsible Investment team. T. Rowe Price generally votes with a company’s management on social, environmental, and corporate responsibility proposals unless the issue has substantial investment implications for the company’s business or operations which have not been adequately addressed by management. T. Rowe Price supports well-targeted shareholder proposals on environmental and other public policy issues that are particularly relevant to a company’s businesses.
Global Portfolio Companies.   ISS applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company’s domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of the shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not appropriate for all markets. The Proxy Committee has reviewed ISS’ general global policies and has developed custom international proxy voting guidelines based on those recommendations, regional codes of corporate governance, and our own views as investors in these markets.
Fixed Income and Passively Managed Strategies.   Proxy voting for our fixed income and indexed portfolios is administered by the Proxy Services Group using T. Rowe Price’s guidelines as set by the Proxy Committee. Indexed strategies generally vote in line with the T. Rowe Price guidelines. Fixed income strategies generally follow the proxy vote determinations on security holdings held by our equity accounts unless the matter is specific to a particular fixed income security such as consents, restructurings, or reorganization proposals.
B-93

Shareblocking.   Shareblocking is the practice in certain foreign countries of  “freezing” shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. T. Rowe Price’s policy is generally to refrain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the loss of liquidity in the blocked shares.
Securities on Loan.   The Price Funds and our institutional clients may participate in securities lending programs to generate income. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the applicable deadline. T. Rowe Price’s policy is generally not to vote securities on loan unless we determine there is a material voting event that could affect the value of the loaned securities. In this event, we have the discretion to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting. A monthly monitoring process is in place to review securities on loan and how they may affect proxy voting.
Monitoring and Resolving Conflicts of Interest
The Proxy Committee is also responsible for monitoring and resolving potential material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price’s voting guidelines are predetermined by the Proxy Committee, application of the guidelines by fund portfolio managers to vote fund proxies should in most instances adequately address any potential conflicts of interest. However, consistent with the terms of the Policies and Procedures, which allow portfolio managers to vote proxies opposite our general voting guidelines, the Proxy Committee regularly reviews all such proxy votes that are inconsistent with the proxy voting guidelines to determine whether the portfolio manager’s voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other material relationships between T. Rowe Price and a portfolio company (unrelated to the ownership of the portfolio company’s securities) could have influenced an inconsistent vote on that company’s proxy. Issues raising potential conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote.
With respect to personal conflicts of interest, T. Rowe Price’s Code of Ethics and Conduct requires all employees to avoid placing themselves in a “compromising position” in which their interests may conflict with those of our clients and restrict their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.
Specific Conflict of Interest Situations.   Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price policy, and votes inconsistent with policy will not be permitted. In the event that there is no previously established guideline for a specific voting issue appearing on the T. Rowe Price Group proxy, the Price Funds will abstain on that voting item. In addition, T. Rowe Price has voting authority for proxies of the holdings of certain Price Funds that invest in other Price Funds. In cases where the underlying fund of an investing Price Fund, including a fund-of-funds, holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the upper-tier fund in the same proportion as the votes cast by the shareholders of the underlying funds (other than the T. Rowe Price Reserve Investment Funds).
Limitations on Voting Proxies of Banks
T. Rowe Price has obtained relief from the U.S. Federal Reserve Board (the “FRB Relief”) which permits, subject to a number of conditions, T. Rowe Price to acquire in the aggregate on behalf of its clients, 10% or more of the total voting stock of a bank, bank holding company, savings and loan holding company or savings association (each a “Bank”), not to exceed a 15% aggregate beneficial ownership maximum in such Bank. One such condition affects the manner in which T. Rowe Price will vote its clients’ shares of a Bank in excess of 10% of the Bank’s total voting stock (“Excess Shares”). The FRB Relief requires that T. Rowe Price use its best efforts to vote the Excess Shares in the same proportion as all other shares voted, a practice generally referred to as “mirror voting,” or in the event that such efforts to mirror vote are unsuccessful, Excess Shares will not be voted. With respect to a shareholder vote for a Bank of which T. Rowe Price has aggregate beneficial ownership of greater than 10% on behalf of its clients, T. Rowe Price will determine which of its clients’ shares are Excess Shares on a pro rata basis across all of its clients’ portfolios for which T. Rowe Price has the power to vote proxies.
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REPORTING, RECORD RETENTION AND OVERSIGHT
The Proxy Committee, and certain personnel under the direction of the Proxy Committee, perform the following oversight and assurance functions, among others, over T. Rowe Price’s proxy voting: (1) periodically samples proxy votes to ensure that they were cast in compliance with T. Rowe Price’s proxy voting guidelines; (2) reviews, no less frequently than annually, the adequacy of the Policies and Procedures to make sure that they have been implemented effectively, including whether they continue to be reasonably designed to ensure that proxies are voted in the best interests of our clients; (3) performs due diligence on whether a retained proxy advisory firm has the capacity and competency to adequately analyze proxy issues, including the adequacy and quality of the proxy advisory firm’s staffing and personnel and its policies; and (4) oversees any retained proxy advisory firms and their procedures regarding their capabilities to (i) produce proxy research that is based on current and accurate information and (ii) identify and address any conflicts of interest and any other considerations that we believe would be appropriate in considering the nature and quality of the services provided by the proxy advisory firm.
T. Rowe Price will furnish Vote Summary Reports, upon request, to its institutional clients that have delegated proxy voting authority. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods and are provided to such clients upon request.
T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price proxy voting guidelines, Proxy Committee meeting materials, and other internal research relating to voting decisions are maintained in accordance with applicable requirements.
TRP 2019 Proxy Voting Policies
Updated: February 2019
B-95

APPENDIX C—ADDITIONAL PORTFOLIO MANAGER INFORMATION
T. Rowe Price Associates, Inc.
The portfolio managers of the MM Select T. Rowe Price Retirement Balanced Fund are Jerome A. Clark, Kimberly E. DeDominicis, Andrew Jacobs van Merlen, and Wyatt A. Lee.
Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Jerome A. Clark
Registered investment companies**	103	$177,698,500,561	0	$0
Other pooled investment vehicles	46	$16,903,077,587	0	$0
Other accounts	0	$0	0	$0
Kimberly E. DeDominicis
Registered investment companies**	0	$0	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0
Andrew Jacobs van Merlen
Registered investment companies**	0	$0	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0
Wyatt A. Lee
Registered investment companies**	39	$162,985,402,887	0	$0
Other pooled investment vehicles	39	$116,320,474,827	0	$0
Other accounts	0	$0	0	$0

*
The information provided is as of September 30, 2019.

**
Does not include the MM Select T. Rowe Price Retirement Balanced Fund.

The portfolio managers of the MM Select T. Rowe Price Retirement 2005 Fund are Jerome A. Clark, Kimberly E. DeDominicis, Andrew Jacobs van Merlen, and Wyatt A. Lee.
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Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets *
Jerome A. Clark
Registered investment companies**	103	$177,830,702,249	0	$0
Other pooled investment vehicles	46	$16,903,077,587	0	$0
Other accounts	0	$0	0	$0
Kimberly E. DeDominicis
Registered investment companies**	0	$0	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0
Andrew Jacobs van Merlen
Registered investment companies**	0	$0	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0
Wyatt A. Lee
Registered investment companies**	39	$163,117,604,575	0	$0
Other pooled investment vehicles	39	$116,320,474,827	0	$0
Other accounts	0	$0	0	$0

*
The information provided is as of September 30, 2019.

**
Does not include the MM Select T. Rowe Price Retirement 2005 Fund.

The portfolio managers of the MM Select T. Rowe Price Retirement 2010 Fund are Jerome A. Clark, Kimberly E. DeDominicis, Andrew Jacobs van Merlen, and Wyatt A. Lee.
B-97

Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Jerome A. Clark
Registered investment companies**	103	$177,723,519,402	0	$0
Other pooled investment vehicles	46	$16,903,077,587	0	$0
Other accounts	0	$0	0	$0
Kimberly E. DeDominicis
Registered investment companies**	0	$0	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0
Andrew Jacobs van Merlen
Registered investment companies**	0	$0	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0
Wyatt A. Lee
Registered investment companies**	39	$163,010,421,729	0	$0
Other pooled investment vehicles	39	$116,320,474,827	0	$0
Other accounts	0	$0	0	$0

*
The information provided is as of September 30, 2019.

**
Does not include the MM Select T. Rowe Price Retirement 2010 Fund.

The portfolio managers of the MM Select T. Rowe Price Retirement 2015 Fund are Jerome A. Clark, Kimberly E. DeDominicis, Andrew Jacobs van Merlen, and Wyatt A. Lee.
B-98

Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Jerome A. Clark
Registered investment companies**	103	$177,725,927,324	0	$0
Other pooled investment vehicles	46	$16,903,077,587	0	$0
Other accounts	0	$0	0	$0
Kimberly E. DeDominicis
Registered investment companies**	0	$0	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0
Andrew Jacobs van Merlen
Registered investment companies**	0	$0	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0
Wyatt A. Lee
Registered investment companies**	39	$163,012,829,650	0	$0
Other pooled investment vehicles	39	$116,320,474,827	0	$0
Other accounts	0	$0	0	$0

*
The information provided is as of September 30, 2019.

**
Does not include the MM Select T. Rowe Price Retirement 2015 Fund.

The portfolio managers of the MM Select T. Rowe Price Retirement 2020 Fund are Jerome A. Clark, Kimberly E. DeDominicis, Andrew Jacobs van Merlen, and Wyatt A. Lee.
B-99

Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Jerome A. Clark
Registered investment companies**	103	$177,164,663,587	0	$0
Other pooled investment vehicles	46	$16,903,077,587	0	$0
Other accounts	0	$0	0	$0
Kimberly E. DeDominicis
Registered investment companies**	0	$0	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0
Andrew Jacobs van Merlen
Registered investment companies**	0	$0	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0
Wyatt A. Lee
Registered investment companies**	39	$162,451,565,914	0	$0
Other pooled investment vehicles	39	$116,320,474,827	0	$0
Other accounts	0	$0	0	$0

*
The information provided is as of September 30, 2019.

**
Does not include the MM Select T. Rowe Price Retirement 2020 Fund.

The portfolio managers of the MM Select T. Rowe Price Retirement 2025 Fund are Jerome A. Clark, Kimberly E. DeDominicis, Andrew Jacobs van Merlen, and Wyatt A. Lee.
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Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Jerome A. Clark
Registered investment companies**	103	$177,358,080,363	0	$0
Other pooled investment vehicles	46	$16,903,077,587	0	$0
Other accounts	0	$0	0	$0
Kimberly E. DeDominicis
Registered investment companies**	0	$0	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0
Andrew Jacobs van Merlen
Registered investment companies**	0	$0	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0
Wyatt A. Lee
Registered investment companies**	39	$162,644,982,689	0	$0
Other pooled investment vehicles	39	$116,320,474,827	0	$0
Other accounts	0	$0	0	$0

*
The information provided is as of September 30, 2019.

**
Does not include the MM Select T. Rowe Price Retirement 2025 Fund.

The portfolio managers of the MM Select T. Rowe Price Retirement 2030 Fund are Jerome A. Clark, Kimberly E. DeDominicis, Andrew Jacobs van Merlen, and Wyatt A. Lee.
B-101

Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Jerome A. Clark
Registered investment companies**	103	$176,716,430,628	0	$0
Other pooled investment vehicles	46	$16,903,077,587	0	$0
Other accounts	0	$0	0	$0
Kimberly E. DeDominicis
Registered investment companies**	0	$0	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0
Andrew Jacobs van Merlen
Registered investment companies**	0	$0	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0
Wyatt A. Lee
Registered investment companies**	39	$162,003,332,954	0	$0
Other pooled investment vehicles	39	$116,320,474,827	0	$0
Other accounts	0	$0	0	$0

*
The information provided is as of September 30, 2019.

**
Does not include the MM Select T. Rowe Price Retirement 2030 Fund.

The portfolio managers of the MM Select T. Rowe Price Retirement 2035 Fund are Jerome A. Clark, Kimberly E. DeDominicis, Andrew Jacobs van Merlen, and Wyatt A. Lee.
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Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Jerome A. Clark
Registered investment companies**	103	$177,406,477,610	0	$0
Other pooled investment vehicles	46	$16,903,077,587	0	$0
Other accounts	0	$0	0	$0
Kimberly E. DeDominicis
Registered investment companies**	0	$0	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0
Andrew Jacobs van Merlen
Registered investment companies**	0	$0	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0
Wyatt A. Lee
Registered investment companies**	39	$162,693,379,937	0	$0
Other pooled investment vehicles	39	$116,320,474,827	0	$0
Other accounts	0	$0	0	$0

*
The information provided is as of September 30, 2019.

**
Does not include the MM Select T. Rowe Price Retirement 2035 Fund.

The portfolio managers of the MM Select T. Rowe Price Retirement 2040 Fund are Jerome A. Clark, Kimberly E. DeDominicis, Andrew Jacobs van Merlen, and Wyatt A. Lee.
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Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Jerome A. Clark
Registered investment companies**	103	$177,011,350,588	0	$0
Other pooled investment vehicles	46	$16,903,077,587	0	$0
Other accounts	0	$0	0	$0
Kimberly E. DeDominicis
Registered investment companies**	0	$0	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0
Andrew Jacobs van Merlen
Registered investment companies**	0	$0	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0
Wyatt A. Lee
Registered investment companies**	39	$162,298,252,915	0	$0
Other pooled investment vehicles	39	$116,320,474,827	0	$0
Other accounts	0	$0	0	$0

*
The information provided is as of September 30, 2019.

**
Does not include the MM Select T. Rowe Price Retirement 2040 Fund.

The portfolio managers of the MM Select T. Rowe Price Retirement 2045 Fund are Jerome A. Clark, Kimberly E. DeDominicis, Andrew Jacobs van Merlen, and Wyatt A. Lee.
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Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Jerome A. Clark
Registered investment companies**	103	$177,528,360,520	0	$0
Other pooled investment vehicles	46	$16,903,077,587	0	$0
Other accounts	0	$0	0	$0
Kimberly E. DeDominicis
Registered investment companies**	0	$0	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0
Andrew Jacobs van Merlen
Registered investment companies**	0	$0	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0
Wyatt A. Lee
Registered investment companies**	39	$162,815,262,847	0	$0
Other pooled investment vehicles	39	$116,320,474,827	0	$0
Other accounts	0	$0	0	$0

*
The information provided is as of September 30, 2019.

**
Does not include the MM Select T. Rowe Price Retirement 2045 Fund.

The portfolio managers of the MM Select T. Rowe Price Retirement 2050 Fund are Jerome A. Clark, Kimberly E. DeDominicis, Andrew Jacobs van Merlen, and Wyatt A. Lee.
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Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Jerome A. Clark
Registered investment companies**	103	$177,352,122,448	0	$0
Other pooled investment vehicles	46	$16,903,077,587	0	$0
Other accounts	0	$0	0	$0
Kimberly E. DeDominicis
Registered investment companies**	0	$0	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0
Andrew Jacobs van Merlen
Registered investment companies**	0	$0	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0
Wyatt A. Lee
Registered investment companies**	39	$162,639,024,775	0	$0
Other pooled investment vehicles	39	$116,320,474,827	0	$0
Other accounts	0	$0	0	$0

*
The information provided is as of September 30, 2019.

**
Does not include the MM Select T. Rowe Price Retirement 2050 Fund.

The portfolio managers of the MM Select T. Rowe Price Retirement 2055 Fund are Jerome A. Clark, Kimberly E. DeDominicis, Andrew Jacobs van Merlen, and Wyatt A. Lee.
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Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Jerome A. Clark
Registered investment companies**	103	$162,815,262,847	0	$0
Other pooled investment vehicles	46	$16,903,077,587	0	$0
Other accounts	0	$0	0	$0
Kimberly E. DeDominicis
Registered investment companies**	0	$0	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0
Andrew Jacobs van Merlen
Registered investment companies**	0	$0	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0
Wyatt A. Lee
Registered investment companies**	39	$162,977,937,803	0	$0
Other pooled investment vehicles	39	$116,320,474,827	0	$0
Other accounts	0	$0	0	$0

*
The information provided is as of September 30, 2019.

**
Does not include the MM Select T. Rowe Price Retirement 2055 Fund.

The portfolio managers of the MM Select T. Rowe Price Retirement 2060 Fund are Jerome A. Clark, Kimberly E. DeDominicis, Andrew Jacobs van Merlen, and Wyatt A. Lee.
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Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Jerome A. Clark
Registered investment companies**	103	$177,823,148,142	0	$0
Other pooled investment vehicles	46	$16,903,077,587	0	$0
Other accounts	0	$0	0	$0
Kimberly E. DeDominicis
Registered investment companies**	0	$0	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0
Andrew Jacobs van Merlen
Registered investment companies**	0	$0	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0
Wyatt A. Lee
Registered investment companies**	39	$163,110,050,468	0	$0
Other pooled investment vehicles	39	$116,320,474,827	0	$0
Other accounts	0	$0	0	$0

*
The information provided is as of September 30, 2019.

**
Does not include the MM Select T. Rowe Price Retirement 2060 Fund.

Ownership of Securities:
As of September 30, 2019, the portfolio managers did not own any shares of the MassMutual Select T. Rowe Price Retirement Funds.
Conflicts of Interest:
Portfolio managers at T. Rowe Price and its affiliates may manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, and foundations), offshore funds, and common trust funds. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price and its affiliates have adopted brokerage and trade allocation policies and procedures which they believe are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients.
T. Rowe Price funds may, from time to time, own shares of Morningstar, Inc. Morningstar is a provider of investment research to individual and institutional investors, and publishes ratings on mutual funds, including the Funds. T. Rowe Price manages the Morningstar retirement plan and acts as subadviser to two mutual funds offered by Morningstar. In addition, T. Rowe Price and its affiliates pay Morningstar for a variety of products and services. In addition, Morningstar may provide investment consulting and investment management services to clients of T. Rowe Price or its affiliates. Since the T. Rowe Price funds and other accounts have different investment objectives or strategies, potential conflicts of interest may arise in executing investment decisions or trades among client accounts. For example, if T. Rowe Price purchases a security for one account and sells the same security short for another account, such a trading pattern could disadvantage either the account that is long or short. It is possible that short sale activity could adversely affect the market value of long positions in one or more T. Rowe Price funds and other accounts (and vice versa) and create potential trading conflicts, such as when long and short positions are being executed at the same time. To mitigate these potential conflicts of interest, T. Rowe Price has implemented policies and procedures requiring trading and investment decisions to be made in accordance with T. Rowe Price’s fiduciary duties to all accounts, including the T. Rowe Price funds. Pursuant to these policies, portfolio
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managers are generally prohibited from managing multiple strategies where they hold the same security long in one strategy and short in another, except in certain circumstances, including where an investment oversight committee has specifically reviewed and approved the holdings or strategy. Additionally, T. Rowe Price has implemented policies and procedures that it believes are reasonably designed to ensure the fair and equitable allocation of trades, both long and short, to minimize the impact of trading activity across client accounts. T. Rowe Price monitors short sales to determine whether its procedures are working as intended and that such short sale activity is not materially impacting our trade executions and long positions for other clients.
Compensation:
The discussion below describes the portfolio managers’ compensation as of September 30, 2019.
Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of restricted stock grants. Compensation is variable and is determined based on the following factors.
Investment performance over 1-, 3-, 5-, and 10-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. T. Rowe Price (and T. Rowe Price Hong Kong, T. Rowe Price Singapore, T. Rowe Price Japan and T. Rowe Price International, as appropriate) evaluates performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are typically determined with reference to the broad-based index (e.g., S&P 500 Index) and the Lipper average or index (e.g., Large-Cap Growth Index) set forth in the total returns table in the fund’s prospectus, although other benchmarks may be used as well. Investment results are also measured against comparably managed funds of competitive investment management firms. The selection of comparable funds is approved by the applicable investment steering committee and is the same as the selection presented to the directors of the T. Rowe Price funds in their regular review of fund performance. Performance is primarily measured on a pre-tax basis, although tax-efficiency is considered.
Compensation is viewed with a long term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor. In reviewing relative performance for fixed income funds, a fund’s expense ratio is usually taken into account. Contribution to T. Rowe Price’s overall investment process is an important consideration as well. Leveraging ideas and investment insights across the global investment platform, working effectively with and mentoring others, and other contributions to T. Rowe Price’s clients, the firm, or T. Rowe Price’s culture are important components of T. Rowe Price’s long-term success and are generally taken into consideration.
All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits and are eligible to participate in a supplemental savings plan sponsored by T. Rowe Price Group.
This compensation structure is used when evaluating the performance of all portfolios managed by the portfolio manager.
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APPENDIX D—DESCRIPTION OF UNDERLYING FUNDS
The summaries below are based solely on information contained in the prospectuses of each Underlying Fund, as filed with the Securities and Exchange Commission, as of a recent date. These summaries are for convenient reference only and are qualified in their entirety by reference to the current prospectuses and statements of additional information of each Underlying Fund. Further information about each Underlying Fund, including a copy of an Underlying Fund’s most recent prospectus, SAI, and annual and semi-annual reports, can be found on the SEC’s EDGAR database on its Internet site at http://www.sec.gov or can be obtained free of charge, upon request, by calling 1-888-309-3539.
Stock Funds
MM S&P 500® Index Fund
Subadvised by: Northern Trust Investments, Inc.
(Underlying Fund for all Funds)
Investment Objective
The Fund seeks to approximate as closely as practicable (before fees and expenses) the capitalization-weighted total rate of return of that portion of the U.S. market for publicly-traded common stocks composed of larger-capitalized companies.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% (and, typically, substantially all) of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of companies included within the S&P 500® Index* (“Index”). The Fund invests in the equity securities of companies included in the Index in weightings that approximate the relative composition of the securities contained in the Index, and in S&P 500 Index futures contracts. The Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. As of December 31, 2019, the market capitalization range of companies included in the Index was $4.58 billion to $1,304.76 billion. If the securities represented in the Index were to become concentrated in any particular industry, the Fund’s investments would likewise be concentrated in securities of issuers in that industry; the Index is not currently concentrated in any single industry.
The Fund is passively managed, which means it tries to replicate the investment composition and performance of the Index by using computer programs and statistical procedures. The Fund’s subadviser, Northern Trust Investments, Inc. (“NTI”), will buy and sell securities in response to changes in the Index. The Fund may use Index futures contracts, a type of derivative, to gain exposure to the Index in lieu of investing in cash, or to reduce its exposure to the Index while it sells the securities in its portfolio. Use of Index futures contracts by the Fund may create investment leverage. Because the Fund, unlike the Index, is subject to fees and transaction expenses, the Fund’s returns are likely to be less than those of the Index. NTI expects that, under normal circumstances, the annual performance of the Fund, before fees and expenses, will track the performance of the Index within a 0.95 correlation coefficient.
MM Select T. Rowe Price Large Cap Blend Fund
Subadvised by: T. Rowe Price Associates, Inc.
(Underlying Fund for all Funds)
Investment Objective
The Fund seeks long-term capital appreciation through investments in common stock.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of large cap companies. The Fund’s subadviser, T. Rowe Price Associates, Inc.

*
The S&P 500 Index is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by MML Advisers. Standard & Poor’s®, S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by MML Advisers. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500 Index.

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(“T. Rowe Price”), currently defines “large cap” companies as those whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the S&P 500® Index or the Russell 1000® Index (as of December 31, 2019, between $824 million and $1,304.76 billion. The Fund may invest up to 20% of its net assets in companies whose market capitalizations at the time of investment are outside of that capitalization range. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, rights, warrants, and real estate investment trusts (“REITs”). The Fund typically invests most of its assets in common stocks of U.S. companies, but may invest up to 30% of its total assets in foreign securities and American Depositary Receipts (“ADRs”), including emerging market securities. The Fund may at times invest a substantial portion of its assets in obligations of issuers in one or more market, economic, or industry sectors such as information technology and financial companies. The Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, for hedging purposes, to adjust various portfolio characteristics, or as a substitute for direct investments in securities. Such derivatives may include futures contracts, swaps, and options. The Fund may also, but will not necessarily, engage in foreign currency transactions, including forward contracts, options on currencies, futures contracts, and swap contracts, to seek to hedge or to attempt to protect against adverse changes in currency exchange rates or otherwise to adjust the currency exposures within the Fund’s portfolio. Use of derivatives by the Fund may create investment leverage. The Fund may hold a portion of its assets in cash or cash equivalents.
MM Select T. Rowe Price Small and Mid Cap Blend Fund
Subadvised by: T. Rowe Price Associates, Inc.
(Underlying Fund for all Funds)
Investment Objective
The Fund seeks long-term capital appreciation by investing primarily in common stocks of small and mid cap companies.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of small and mid cap companies. The Fund’s subadviser, T. Rowe Price Associates, Inc. (“T. Rowe Price”), currently considers small and mid cap companies to include companies with market capitalizations at the time of purchase that are within the market capitalization range of companies included in either the Russell 2000® Index or the Russell Midcap® Index (as of December 31, 2019, between $13 million and $78.72 billion). Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, rights, and warrants. The Fund typically invests most of its assets in equity securities of U.S. companies, but may invest up to 25% of its total assets in foreign securities and American Depositary Receipts (“ADRs”), including emerging market securities. The Fund may invest in real estate investment trusts (“REITs”) and exchange-traded funds. The Fund’s investments may include holdings in privately held companies and companies that only recently began to trade publicly. The Fund may at times invest a substantial portion of its assets in obligations of issuers in one or more market, economic, or industry sectors such as information technology and financial companies. The Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, for hedging purposes, to adjust various portfolio characteristics, or as a substitute for direct investments in securities. Such derivatives may include futures contracts, swaps, and options. The Fund may also, but will not necessarily, engage in foreign currency transactions, including forward contracts, options on currencies, futures contracts, and swap contracts, to seek to hedge or to attempt to protect against adverse changes in currency exchange rates or otherwise to adjust the currency exposures within the Fund’s portfolio. Use of derivatives by the Fund may create investment leverage. The Fund may hold a portion of its assets in cash or cash equivalents. The Fund’s holdings will be widely diversified by industry and issuer. T. Rowe Price may employ a growth or value approach in selecting investments. For example, T. Rowe Price may seek to identify companies whose price/earnings ratios are attractive relative to the underlying earnings growth rates (e.g., emerging growth companies) and/or companies that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation.
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MM Select T. Rowe Price International Equity Fund
Subadvised by: T. Rowe Price Associates, Inc.
(Underlying Fund for all Funds)
Investment Objective
The Fund seeks long-term capital growth and current income primarily through investments in non-U.S. stocks.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, rights, and warrants. The Fund normally invests in a number of different countries throughout the world and may purchase the stocks of companies of any size.
The Fund will normally invest primarily in non-U.S. securities, which may include emerging markets (including so-called “frontier market”) securities. Emerging market countries in which the Fund may invest include, but are not limited to, the following:
•
Asia: China, India, Indonesia, Malaysia, Pakistan, Philippines, South Korea, Sri Lanka, Taiwan, Thailand, and Vietnam.

•
Latin America: Argentina, Belize, Brazil, Chile, Colombia, Mexico, Panama, Peru, and Venezuela.

•
Europe: Croatia, Czech Republic, Estonia, Greece, Hungary, Kazakhstan, Latvia, Lithuania, Poland, Romania, Russia, Slovakia, Slovenia, Turkey, and Ukraine.

•
Africa and the Middle East: Bahrain, Botswana, Egypt, Jordan, Kenya, Kuwait, Lebanon, Mauritius, Morocco, Nigeria, Oman, Qatar, Saudi Arabia, South Africa, Tunisia, United Arab Emirates, and Zimbabwe.

The Fund may at times invest a substantial portion of its assets in obligations of issuers in one or more market, economic, or industry sectors, including the financial sector. The Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, for hedging purposes, to adjust various portfolio characteristics, or as a substitute for direct investments in securities. Such derivatives may include futures contracts, swaps, and options. The Fund may also, but will not necessarily, engage in foreign currency transactions, including forward contracts, options on currencies, futures contracts, and swap contracts, to seek to hedge or to attempt to protect against adverse changes in currency exchange rates or otherwise to adjust the currency exposures within the Fund’s portfolio. Use of derivatives by the Fund may create investment leverage. The Fund may also invest in other investment companies, including exchange-traded funds. The Fund may hold a portion of its assets in cash or cash equivalents.
The Fund’s subadviser, T. Rowe Price Associates, Inc. (“T. Rowe Price”), takes a core approach to investing, which provides exposure to both growth and value styles of investing. While T. Rowe Price invests with an awareness of the global economic backdrop and T. Rowe Price’s outlook for certain industries, sectors, and individual countries, T. Rowe Price’s decision making process focuses on bottom-up stock selection. Country allocation is driven largely by stock selection, though T. Rowe Price may limit investments in markets or industries that appear to have poor overall prospects. T. Rowe Price relies on a global research team to identify stocks of companies that are capable of achieving and sustaining above-average, long-term earnings growth, including companies that appear to be undervalued by various measures and may be temporarily out of favor, but have good prospects for capital appreciation and dividend growth.
MM Select T. Rowe Price Real Assets Fund
Subadvised by: T. Rowe Price Associates, Inc.
(Underlying Fund for all Funds)
Investment Objective
The Fund seeks to provide long-term capital growth of capital.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in “real assets” and securities of companies that derive at least 50% of their profits or revenues from, or commit at least 50% of assets to, real assets and activities related to real assets. The Fund’s subadviser, T. Rowe Price
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Associates, Inc. (“T. Rowe Price”), currently defines real assets broadly and considers them to include any assets that have physical properties, such as energy and natural resources, real estate, basic materials, equipment, utilities and infrastructure, and commodities. Real assets may produce cash flows and subsequent valuations that increase when the overall price level in the economy is rising. The Fund may also invest in companies whose revenues and earnings are expected to rise if the prices of certain real assets rise during a period of general inflation.
The Fund typically invests most of its assets in common stocks and seeks to hold a portfolio of securities and other investments that, over time, should provide some protection against the impact of inflation. The Fund may invest in securities issued by companies of any market capitalization or style, as well as real estate investment trusts (“REITs”), which are pooled investment vehicles that typically invest directly in real estate, in mortgages and loans collateralized by real estate, or in a combination of the two. The Fund may invest in companies located anywhere in the world, and there is no limit on the Fund’s investments in foreign securities, including emerging market securities. The Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, for hedging purposes, to manage inflation risk, to adjust various portfolio characteristics, or as a substitute for direct investments in securities. Such derivatives may include futures contracts, interest rate swaps, total return swaps, and options. The Fund may also, but will not necessarily, engage in foreign currency transactions, including forward contracts, options on currencies, futures contracts, and swap contracts, to seek to hedge or to attempt to protect against adverse changes in currency exchange rates or otherwise to adjust the currency exposures within the Fund’s portfolio. Use of derivatives by the Fund may create investment leverage. The Fund may hold a portion of its assets in cash or cash equivalents.
Bond Funds
State Street Institutional U.S. Government Money Market Fund
Subadvised by: State Street Global Advisors
(Underlying Fund for all Funds)
Investment Objective
The Fund seeks to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value (“NAV”).
Principal Investment Strategies
The Fund attempts to meet its investment objective by investing in:
•
Obligations issued or guaranteed as to principal and/or interest, as applicable, by the U.S. government or its agencies and instrumentalities, such as U.S. Treasury securities and securities issued by the Government National Mortgage Association (“GNMA”), which are backed by the full faith and credit of the United States;

•
Obligations issued or guaranteed by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and U.S. government-sponsored entities such as the Federal Home Loan Bank and the Federal Farm Credit Banks Funding Corporation, which are not backed by the full faith and credit of the United States; and

•
Repurchase agreements collaterized by U.S. government securities.

The Fund seeks to achieve its investment objective by investing substantially all of its investable assets in the U.S. Government Portfolio, which has substantially identical investment policies to the Fund. When the Fund invests in this “master-feeder” structure, the Fund’s only investments are shares of the Portfolio, and it participates in the investment returns achieved by the Portfolio.
MM Select T. Rowe Price Bond Asset Fund
Subadvised by: T. Rowe Price Associates, Inc.
(Underlying Fund for all Funds)
Investment Objective
The Fund seeks a regular level of income consistent with the preservation of capital over time.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in bonds. The Fund’s investments may include, but are not limited to, obligations issued by U.S. and
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foreign governments and their agencies, bonds issued by U.S. and foreign corporations, U.S. and non-U.S. dollar denominated foreign securities (including securities of emerging market issuers), mortgage- and asset-backed securities, Treasury inflation protected securities, and bank loans (which represent interests in amounts loaned to companies by banks and other lenders). Debt securities in which the Fund invests may pay interest at fixed, variable, or floating rates. The Fund may purchase and sell securities (including mortgage-backed securities) on a when-issued, delayed delivery, to-be-announced, or forward commitment basis, and may enter into dollar roll transactions.
The Fund may invest up to 30% of its total assets in below investment grade debt securities (“junk” or “high yield” bonds), including securities in default. These “junk” or “high yield” bonds include those that are at the time of investment rated BB+ or equivalent, or lower by each of the rating agencies that has assigned a rating to the bond or are unrated and considered by the Fund’s subadviser, T. Rowe Price Associates, Inc. (“T. Rowe Price”), to be of comparable quality. In the event that a security is downgraded after its purchase by the Fund, the Fund may continue to hold the security if T. Rowe Price considers that doing so would be consistent with the Fund’s investment objective. If a bond is split-rated (i.e., assigned different ratings by different credit ratings agencies), the higher rating will be used.
The Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, for hedging purposes, to adjust various portfolio characteristics, including the duration (interest rate volatility) of the Fund’s portfolio, or as a substitute for direct investments in securities. Such derivatives may include futures contracts, interest rate swaps, total return swaps, credit default swaps, and options. The Fund may also, but will not necessarily, engage in foreign currency transactions, including forward contracts, options on currencies, futures contracts, and swap contracts, to seek to hedge or to attempt to protect against adverse changes in currency exchange rates or otherwise to adjust the currency exposures within the Fund’s portfolio. Use of derivatives by the Fund may create investment leverage. The Fund may hold a portion of its assets in cash or cash equivalents. The Fund is non-diversified, which means that it may hold larger positions in a smaller number of issuers than a diversified fund.
T. Rowe Price Dynamic Global Bond Fund
Advised by: T. Rowe Price Associates, Inc.
(Underlying Fund for all Funds)
Investment Objective
The Fund seeks high current income.
Principal Investment Strategies
The fund normally invests at least 80% of its net assets (including any borrowing for investment purposes) in bonds, and seeks to offer some protection against rising interest rates and provide a low correlation with the equity markets. The fund may invest in a variety of debt securities, including obligations issued by U.S. and foreign governments and their agencies, bonds issued by U.S. and foreign corporation, and mortgage- and asset-backed securities, as well as bank loans, which represent amounts borrowed by companies from banks and other lenders. The fund normally invests at least 40% of its net assets in foreign securities, including securities of emerging market issuers, which may be denominated in U.S. dollars or non-U.S. dollar currencies. For purposes of determining whether a fund holding is a foreign security, the fund uses the country assigned to a security by Bloomberg or another third-party data provider. There is no limit on the fund’s investments in securities issued by foreign issuers, although the fund’s overall net exposure to non-U.S. currencies through direct holdings and derivatives is normally limited to 50% of its net assets.
The fund focuses mainly on holdings that are rated investment grade (AAA, AA, A, BBB, or an equivalent rating) by established credit rating agencies or, if unrated, deemed to be investment grade by T. Rowe Price. However, the fund may invest up to 30% in high yield bonds, also known as junk bonds, and other holdings (such as bank loans) that are rated below investment grade (BB and lower, or an equivalent rating) by established credit rating agencies or, if unrated, deemed to be below investment grade by T. Rowe Price. If a security is split-rated (i.e., rated investment grade by at least one rating agency and below investment grade by another rating agency) at the time of purchase, the higher rating will be used for purposes of this limit.
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MM Select T. Rowe Price U.S. Treasury Long-Term Fund
Subadvised by: T. Rowe Price Associates, Inc.
(Underlying Fund for all Funds)
Investment Objective
The Fund seeks a high level of income consistent with the capital preservation.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 85% of its net assets (plus the amount of any borrowings for investment purposes) in U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Government and in repurchase agreements on U.S. Treasury securities. The Fund’s subadviser, T. Rowe Price Associates, Inc. (“T. Rowe Price”), invests the remainder of the Fund’s assets in other securities backed by the full faith and credit of the U.S. Government, in repurchase agreements on such securities, and in shares of a T. Rowe Price internal money fund or short-term bond fund that invests exclusively in securities backed by the full faith and credit of the U.S. Government. Securities backed by the full faith and credit of the U.S. Government include, without limitation, securities issued by Government National Mortgage Association and other government agencies and certain corporate debt securities guaranteed by U.S. Government agencies.
The dollar-weighted average maturity of the Fund’s portfolio is expected to vary between 15 and 20 years, but may range from 10 to 30 years.
U.S. Treasury securities in which the Fund may invest include Treasury bills, notes, and bonds, including Treasury inflation protected securities. The Fund may use derivatives to adjust its sensitivity to interest rate changes and to gain exposure to U.S. Treasury security prices. Such instruments include U.S. Treasury futures, which are futures contracts on U.S. Treasury bonds or notes, Treasury STRIPS (which are zero-coupon securities created by separating the principal and interest payments on U.S. Treasury securities), interest rate swaps, and options. Use of derivatives by the Fund may create investment leverage.
The Fund may purchase and sell securities on a when-issued, delayed delivery, to-be-announced, or forward commitment basis.
T. Rowe Price may sell securities for a variety of reasons, such as to adjust the portfolio’s average maturity or to shift assets into and out of higher-yielding securities.
T. Rowe Price Institutional High Yield Fund
Advised by: T. Rowe Price Associates, Inc.
(Underlying Fund for all Funds)
Investment Objective
The Fund seeks high current income and, secondarily, capital appreciation.
Principal Investment Strategies
The fund will normally invest at least 80% of its net assets (including any borrowings for investment purposes) in a widely diversified portfolio of high yield corporate bonds, often called “junk” bonds, as well as income-producing convertible securities and preferred stocks that are rated below investment grade or not rated by any major credit rating agency but deemed to be below investment grade by T. Rowe Price. If a holding is split rated (i.e., rated investment grade by at least one rating agency and below investment grade by another rating agency), the lower rating will be used for purposes of the fund’s 80% investment policy. High yield bonds are rated below investment grade (BB and lower, or an equivalent rating), and tend to provide high income in an effort to compensate investors for their higher risk of default, which is the failure to make required interest or principal payments. High yield bond issuers include small or relatively new companies lacking the history or capital to merit investment grade status, former blue chip companies downgraded because of financial problems, companies electing to borrow heavily to finance or avoid a takeover or buyout, and firms with heavy debt loads.
While high yield corporate bonds are typically issued with a fixed interest rate, bank loans have floating interest rates that reset periodically (typically quarterly or monthly). Bank loans represent amounts borrowed by companies or other entities from banks and other lenders. In many cases, the borrowing companies have significantly more debt than equity
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and the loans have been issued in connection with recapitalizations, acquisitions, leveraged buyouts, or refinancings. The loans held by the fund may be senior or subordinate obligations of the borrower. The fund may invest up to 15% of its total assets in bank loans.
The fund may purchase securities of any maturity and its weighted average maturity will vary with market conditions. In selecting investments, the fund relies extensively on T. Rowe Price credit research analysts. The fund intends to focus primarily on the higher-quality range (BB and B, or an equivalent rating) of the high yield market.
While most assets will typically be invested in U.S. dollar-denominated bonds, the fund may also invest in bonds of foreign issuers (including securities of issuers in emerging markets). The fund may invest up to 20% of its total assets in non-U.S. dollar-denominated securities and may invest without limitation in U.S. dollar-denominated bonds of foreign issuers. The fund may also use forward currency exchange contracts and credit default swaps in keeping with the fund’s objective. Forward currency exchange contracts would typically be used to protect the fund’s foreign bond holdings from adverse currency movements relative to the U.S. dollar and credit default swaps would typically be used to protect the value of certain portfolio holdings or to manage the fund’s overall exposure to changes in credit quality.
T. Rowe Price High Yield Fund
Advised by: T. Rowe Price Associates, Inc.
(Underlying Fund for all Funds)
Investment Objective
The Fund seeks high current income and, secondarily, capital appreciation.
Principal Investment Strategies
The fund will normally invest at least 80% of its net assets (including any borrowings for investment purposes) in a widely diversified portfolio of high yield corporate bonds, often called “junk” bonds, as well as income-producing convertible securities and preferred stocks that are rated below investment grade or not rated by any major credit rating agency but deemed to be below investment grade by T. Rowe Price. If a holding is split rated (i.e., rated investment grade by at least one rating agency and below investment grade by another rating agency), the lower rating will be used for purposes of the fund’s 80% investment policy. High yield bonds are rated below investment grade (BB and lower, or an equivalent rating), and tend to provide high income in an effort to compensate investors for their higher risk of default, which is the failure to make required interest or principal payments. High yield bond issuers include small or relatively new companies lacking the history or capital to merit investment grade status, former blue chip companies downgraded because of financial problems, companies electing to borrow heavily to finance or avoid a takeover or buyout, and firms with heavy debt loads.
While high yield corporate bonds are typically issued with a fixed interest rate, bank loans have floating interest rates that reset periodically (typically quarterly or monthly). Bank loans represent amounts borrowed by companies or other entities from banks and other lenders. In many cases, the borrowing companies have significantly more debt than equity and the loans have been issued in connection with recapitalizations, acquisitions, leveraged buyouts, or refinancings. The loans held by the fund may be senior or subordinate obligations of the borrower. The fund may invest up to 15% of its total assets in bank loans.
The fund may purchase securities of any maturity and its weighted average maturity will vary with market conditions. In selecting investments, the fund relies extensively on T. Rowe Price credit research analysts. The fund intends to focus primarily on the higher-quality range (BB and B, or an equivalent rating) of the high yield market.
While most assets will typically be invested in U.S. dollar-denominated bonds, the fund may also invest in bonds of foreign issuers (including securities of issuers in emerging markets). The fund may invest up to 20% of its total assets in non-U.S. dollar-denominated securities and may invest without limitation in U.S. dollar-denominated bonds of foreign issuers. The fund may also use forward currency exchange contracts, credit default swaps, and index options in keeping with the fund’s objective. Forward currency exchange contracts would typically be used to protect the fund’s foreign bond holdings from adverse currency movements relative to the U.S. dollar. Credit default swaps would generally be used to protect the value of certain portfolio holdings or to manage the fund’s overall exposure to changes in credit quality. Index options would typically be used to efficiently access or adjust exposure to certain market segments and to generate additional income.
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T. Rowe Price Institutional Floating Rate Fund
Advised by: T. Rowe Price Associates, Inc.
(Underlying Fund for all Funds)
Investment Objective
The Fund seeks high current income and, secondarily, capital appreciation.
Principal Investment Strategies
The fund will normally invest at least 80% of its net assets (including any borrowings for investment purposes) in floating rate loans and floating rate debt securities.
Floating rate loans represent amounts borrowed by companies or other entities from banks and other lenders. In many cases, they are issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancings. Most, if not all, of the loans in which the fund invests are rated below investment grade (below BBB or an equivalent rating) or are not rated by established credit rating agencies. The loans in which the fund invests may be referred to as “leveraged loans” because the borrowing companies often have significantly more debt than equity.
The loans held by the fund may be senior or subordinate obligations of the borrower, although the fund normally invests the majority of its assets in senior floating rate loans. In the event of bankruptcy, holders of senior floating rate loans are typically paid (to the extent assets are available) before other creditors of the borrower, such as bondholders and stockholders. Holders of subordinate loans may be paid after more senior bondholders. Loans may or may not be secured by collateral. There is no limit on the fund’s investments in unsecured loans or in companies involved in bankruptcy proceedings, reorganizations, or financial restructurings.
Floating rate loans have interest rates that reset periodically (typically quarterly or monthly). The interest rates on floating rate loans are generally based on a percentage above LIBOR (the London Interbank Offered Rate), a U.S. bank’s prime or base rate, the overnight federal funds rate, or another rate. Floating rate loans may be structured and administered by a financial institution that acts as the agent of the lenders participating in the floating rate loan. The fund may acquire floating rate loans directly from a lender or through the agent, as an assignment from another lender who holds a floating rate loan, or as a participation interest in another lender’s floating rate loan or portion thereof.
In buying and selling loans, the fund relies on its fundamental analysis of each company and the company’s ability to pay principal and interest in light of its current financial condition, its industry position, and general economic and market conditions. The fund may purchase other floating rate debt instruments with credit and interest rate characteristics similar to the floating rate loans that it purchases.
In addition to the fund’s investments in loans, the fund may invest in a variety of debt securities, such as government and agency debt obligations, and investment-grade and high yield corporate bonds. The fund may invest up to 20% of its net assets in fixed rate debt instruments.
MM Select T. Rowe Price Emerging Markets Bond Fund
Subadvised by: T. Rowe Price Associates, Inc.
(Underlying Fund for all Funds)
Investment Objective
The Fund seeks to provide high income and capital appreciation.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in debt securities of emerging market governments or companies located in emerging market countries (including so-called “frontier markets”). The Fund’s investments in debt securities typically consist of corporate and sovereign bonds. Debt securities in which the Fund invests may pay interest at fixed, variable, or floating rates. The Fund relies on a classification by either J.P. Morgan or the International Monetary Fund to determine which countries are considered emerging markets. The Fund may invest in securities denominated in U.S.-dollar or foreign currencies, including emerging market currencies. The Fund normally will invest in at least three countries.
The Fund may invest in debt securities of any credit quality and may invest without limit in below investment grade debt securities (“junk” or “high yield” bonds), including securities in default. These “junk” or “high yield” bonds include
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those that are at the time of investment rated BB+ or lower by S&P or Ba1 or lower by Moody’s or the equivalent by any other nationally recognized statistical rating organization or are unrated and considered by the Fund’s subadviser, T. Rowe Price Associates, Inc. (“T. Rowe Price”), to be of comparable quality. Although the Fund expects to maintain an intermediate- to long-term weighted average maturity, there are no maturity restrictions on the overall portfolio or on individual securities.
The Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, for hedging purposes, to adjust various portfolio characteristics, including the duration (interest rate volatility) of the Fund’s portfolio, or as a substitute for direct investments in securities. Such derivatives may include futures contracts, interest rate swaps, total return swaps, credit default swaps, and options. The Fund may also, but will not necessarily, engage in foreign currency transactions, including forward contracts, options on currencies, futures contracts, and swap contracts, to seek to hedge or to attempt to protect against adverse changes in currency exchange rates or otherwise to adjust the currency exposures within the Fund’s portfolio. Use of derivatives by the Fund may create investment leverage. The Fund may hold a portion of its assets in cash or cash equivalents. The Fund is non-diversified, which means that it may hold larger positions in a smaller number of issuers than a diversified fund.
MM Select T. Rowe Price Limited Duration Inflation Focused Bond Fund
Subadvised by: T. Rowe Price Associates, Inc.
(Underlying Fund for all Funds)
Investment Objective
The Fund seeks a level of income that is consistent with the current rate of inflation.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in bonds. The Fund invests in a diversified portfolio of short- and intermediate-term investment-grade bonds. The Fund’s investments may include inflation-linked securities, including Treasury Inflation Protected Securities, as well as corporate, government, mortgage-backed, and asset-backed securities. The Fund may also invest in money market securities, bank obligations, collateralized mortgage obligations, and foreign securities. The Fund will invest at least 20% of its net assets in inflation-linked securities, although normally the Fund expects to invest 50% or more of its net assets in inflation-linked securities.
Although the Fund may invest in debt securities of any maturity or duration, the Fund will normally maintain a weighted average duration within plus (+) or minus (-) two years of the duration of the Bloomberg Barclays U.S. 1 – 5 Year Treasury TIPS Index. As of December 31, 2019, the duration of the Bloomberg Barclays U.S. 1 – 5 Year Treasury TIPS Index was approximately 1.71 years and its duration ranged from 1.3 years to 2.6 years over the past three years. Duration, which is expressed in years, is a calculation that attempts to measure the price sensitivity of a bond or bond fund to changes in interest rates. The longer a bond fund’s duration, the more sensitive that fund should be to changes in interest rates. For example, if interest rates rise by 1% and a fixed-rate bond has a duration of 10 years, it is estimated that the principal value of the bond will decrease by approximately 10%.
The Fund will only purchase securities that are rated within the four highest credit rating categories (AAA, AA, A, BBB, or equivalent) at the time of purchase by at least one major credit rating agency or, if unrated, determined to be of comparable quality by the Fund’s subadviser, T. Rowe Price Associates, Inc. (“T. Rowe Price”). In the event that a security is downgraded after its purchase by the Fund, the Fund may continue to hold the security if T. Rowe Price considers that doing so would be consistent with the Fund’s investment objective. The Fund may invest up to 20% of its total assets in non-U.S. dollar-denominated securities and may invest without limitation in U.S. dollar-denominated securities of foreign issuers; any such securities may include investments in emerging markets. The Fund may hold a portion of its assets in cash or cash equivalents.
The Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, for hedging purposes, to manage inflation risk, to adjust various portfolio characteristics, including the duration (interest rate volatility) of the Fund’s portfolio, or as a substitute for direct investments in securities. Such derivatives may include futures contracts, interest rate swaps, total return swaps, credit default swaps, and options. The Fund may also, but will not necessarily, engage in foreign currency transactions, including forward contracts, options on currencies, futures contracts, and swap contracts, to seek to hedge or to attempt to protect against adverse changes in currency exchange rates or otherwise to adjust the currency exposures within the Fund’s portfolio. Use of derivatives by the Fund may create investment leverage.
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MASSMUTUAL SELECT FUNDS
This Prospectus describes the following Funds:
Fund Name	Class I
MM Select Equity Asset Fund	MSEJX
MassMutual Select T. Rowe Price Bond Asset Fund	MMBEX
MassMutual Select T. Rowe Price Emerging Markets Bond Fund	MMEMX
MassMutual Select T. Rowe Price Large Cap Blend Fund	MMLRX
MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund	MMLDX
MassMutual Select T. Rowe Price Real Assets Fund	MMRFX
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund	MMBUX
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund	MMUTX

Important Notice: Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund (or from your financial intermediary, such as a broker-dealer, bank, or retirement plan recordkeeper). Instead, the reports will be made available on the Fund’s website (http://www.massmutual.com/funds), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you would like to receive shareholder reports and other communications electronically from the Fund and are either a direct investor in the Fund or MassMutual serves as your retirement plan recordkeeper, please call (800) 767-1000 extension 43012 or send your request to enroll to RSProspectusFulfillment@massmutual.com. If you have invested in the Fund through another financial intermediary (such as a broker-dealer, bank, or retirement plan recordkeeper), you can request electronic delivery by contacting that financial intermediary.
Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest directly with the MassMutual Funds or MassMutual serves as your retirement plan recordkeeper, you can call (800) 767-1000 extension 43012 or send an email request to RSProspectusFulfillment@massmutual.com to inform the Funds or MassMutual that you wish to continue receiving paper copies of your shareholder reports. If you invest through a financial intermediary other than MassMutual, you can contact that financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the fund complex if you invest directly with a Fund.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any statement to the contrary is a crime.
PROSPECTUS
February 1, 2020
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MM Select Equity Asset Fund
INVESTMENT OBJECTIVE
The Fund seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard and Poor’s 500 Composite Stock Price Index (S&P 500® Index*).
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)
Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class I
Management Fees	.18%
Distribution and Service (Rule 12b-1) Fees	None
Other Expenses	.06%
Total Annual Fund Operating Expenses	.24%
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I	$25	$77	$135	$306
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 49% of the average value of its portfolio.
INVESTMENTS, RISKS, AND PERFORMANCE
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stocks, rights, and warrants. The Fund typically invests most of its assets in the common stocks of U.S. companies in the S&P 500 Index (the “Index”). The Fund may also invest in securities not included within the Index. As of December 31, 2019, the market capitalization range of companies included in the Index was $4.58 billion to $1,304.76 billion. Sector by sector, the Fund’s weightings are similar to those of the Index. Within each sector, the Fund’s subadviser, J.P. Morgan Investment Management Inc. (“J.P. Morgan”), modestly overweights equity securities that it considers undervalued or fairly valued while modestly underweighting or not holding equity securities that appear overvalued. By owning a large number of equity securities within the Index, with an emphasis on those that appear undervalued or fairly valued, the Fund seeks returns that modestly exceed those of the Index over the long term with a modest level of volatility as compared to the Index.
The Fund may use derivatives as substitutes for securities in which the Fund can invest. To the extent the Fund uses derivatives, the Fund will primarily use futures contracts to more effectively gain targeted equity exposure from its cash

*
The S&P 500 Index is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by MML Advisers. Standard & Poor’s®, S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by MML Advisers. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500 Index.

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positions. Use of derivatives by the Fund may create investment leverage.
In managing the investments of the Fund, J.P. Morgan employs a three-step process that combines research, valuation, and stock selection. J.P. Morgan takes an in-depth look at company prospects over a period as long as five years, which is designed to provide insight into a company’s real growth potential. The research findings allow J.P. Morgan to rank the companies in each sector group according to their relative values. As a part of its investment process, J.P. Morgan seeks to assess the impact of environmental, social, and governance factors (including accounting and tax policies, disclosure and investor communication, shareholder rights, and remuneration policies) on the cash flows of many companies in which it may invest to identify issuers that J.P. Morgan believes will be negatively impacted by such factors relative to other issuers. These determinations may not be conclusive and securities of such issuers may be purchased and retained by the Fund.
J.P. Morgan buys and sells equity securities, using the research and valuation rankings as a basis. Along with attractive valuation, J.P. Morgan often considers a number of other criteria:
•
catalysts that could trigger a rise in a stock’s price;

•
impact on the overall risk of the portfolio relative to the Index;

•
high perceived potential reward compared to perceived potential risk; and

•
possible temporary mispricings caused by apparent market overreactions.

J.P. Morgan may sell a security as its valuation or ranking changes or if more attractive investments become available.
Principal Risks
The following are the Principal Risks of the Fund. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund. Certain risks relating to instruments and strategies used in the management of the Fund are placed first. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, or investor confidence, or announcements of economic, political, or financial information.
Derivatives Risk Derivatives can be highly volatile and involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect or benefit anticipated. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Many derivatives are traded in the over-the-counter market and not on exchanges.
Growth Company Risk The prices of growth securities are often highly sensitive to market fluctuations because of their heavy dependence on future earnings or cash flow expectations, and can be more volatile than the market in general.
Indexing Risk The Fund’s performance may not track the performance of the index exactly due to a number of factors, including fees and expenses of the Fund, the Fund’s cash positions, and differences between securities held by the Fund and the securities comprising the index.
Large Company Risk Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund’s investments in large-capitalization stocks to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Small and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of small and medium-sized companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Their shares can be less liquid than those of larger

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companies, especially during market declines. Small and medium-sized companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.
Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock the investment adviser or subadviser judges to be undervalued may actually be appropriately priced.
Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.
Liquidity Risk Certain securities may be difficult (or impossible) to sell or certain positions may be difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time. The Fund may not receive the proceeds from the sale of certain investments for an extended period.
Management Risk The Fund relies on the managers’ investment analysis and its selection of investments to achieve its investment objective. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses.
Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.
Sector Risk The Fund may allocate more of its assets to particular industries or to particular economic, market, or industry sectors than to others. This could increase the volatility of the Fund’s portfolio, and the Fund’s performance may be more susceptible to developments affecting issuers in those industries or sectors than if the Fund invested more broadly.
Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.
Performance Information
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class I shares. The table shows how the Fund’s average annual returns for 1 year, and since inception, compare with those of a broad measure of market performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.
Annual Performance
Class I Shares
Highest Quarter:	Q1 '19,	13.33%	Lowest Quarter:	Q4 '18,	–13.86%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

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Average Annual Total Return
(for the periods ended December 31, 2019)
		One Year	Since Inception (9/15/2016)
Class I	Return Before Taxes	31.66%	13.01%
	Return After Taxes on Distributions	29.88%	8.49%
	Return After Taxes on Distributions and Sales of Fund Shares	19.95%	9.21%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)		31.49%	15.84
MANAGEMENT
Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)
Subadviser(s): J.P. Morgan Investment Management Inc. (“J.P. Morgan”)
Portfolio Manager(s):
Tim Snyder, CFA, CMT is an Executive Director and a portfolio manager at J.P. Morgan. He has managed the Fund since September 2018.
Raffaele Zingone, CFA is a Managing Director and a portfolio manager at J.P. Morgan. He has managed the Fund since September 2018.
PURCHASE AND SALE OF FUND SHARES
Currently, shares of the Fund are only available to other MassMutual Funds, although, at the discretion of the Trust, shares of the Fund may be offered to a broader range of investors at any time. Fund shares are redeemable on any business day by written request.
TAX INFORMATION
The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains, unless you are an investor eligible for preferential tax treatment.

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MassMutual Select T. Rowe Price Bond Asset Fund
INVESTMENT OBJECTIVE
The Fund seeks a regular level of income consistent with the preservation of capital over time.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)
Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class I
Management Fees	.45%
Distribution and Service (Rule 12b-1) Fees	.00%
Other Expenses	.11%
Total Annual Fund Operating Expenses	.56%
Expense Reimbursement	(.16%)
Total Annual Fund Operating Expenses after Expense Reimbursement(1)	.40%
(1)
The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through January 31, 2021, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed .40% for Class I. The Total Annual Fund Operating Expenses after Expense Reimbursement shown in the above table may exceed these amounts, because, as noted in the previous sentence, certain fees and expenses are excluded from the cap. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MML Advisers.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I	$41	$163	$297	$686
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 287% of the average value of its portfolio.
INVESTMENTS, RISKS, AND PERFORMANCE
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in bonds. The Fund’s investments may include, but are not limited to, obligations issued by U.S. and foreign governments and their agencies, bonds issued by U.S. and foreign corporations, U.S. and non-U.S. dollar denominated foreign securities (including securities of emerging market issuers), mortgage- and asset-backed securities, Treasury inflation protected securities, and bank loans (which represent interests in amounts loaned to companies by banks and other lenders). Debt securities in which the Fund invests may pay interest at fixed, variable, or floating rates. The Fund may purchase and sell securities (including mortgage-backed securities) on a when-issued, delayed delivery, to-be-announced, or forward committment basis, and may enter into dollar roll transactions.
The Fund may invest up to 30% of its total assets in below investment grade debt securities (“junk” or “high yield” bonds), including securities in default. These “junk” or “high yield” bonds include those that are at the time of investment rated BB+ or equivalent, or lower by each of the rating agencies that has assigned a rating to the bond or are unrated and considered by the Fund’s subadviser, T. Rowe Price Associates, Inc. (“T. Rowe Price”), to be of comparable quality. In the event that a security is downgraded after its purchase

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by the Fund, the Fund may continue to hold the security if T. Rowe Price considers that doing so would be consistent with the Fund’s investment objective. If a bond is split-rated (i.e., assigned different ratings by different credit ratings agencies), the higher rating will be used.
The Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, for hedging purposes, to adjust various portfolio characteristics, including the duration (interest rate volatility) of the Fund’s portfolio, or as a substitute for direct investments in securities. Such derivatives may include futures contracts, interest rate swaps, total return swaps, credit default swaps, and options. The Fund may also, but will not necessarily, engage in foreign currency transactions, including forward contracts, options on currencies, futures contracts, and swap contracts, to seek to hedge or to attempt to protect against adverse changes in currency exchange rates or otherwise to adjust the currency exposures within the Fund’s portfolio. Use of derivatives by the Fund may create investment leverage. The Fund may hold a portion of its assets in cash or cash equivalents. The Fund is non-diversified, which means that it may hold larger positions in a smaller number of issuers than a diversified fund.
T. Rowe Price has the flexibility to invest the Fund’s assets across the global fixed income universe without constraints tied to particular benchmarks or asset classes in an effort to create a portfolio with low overall volatility and consistent income even in a rising interest rate environment. T. Rowe Price expects that the Fund will normally maintain a relatively concentrated portfolio.
T. Rowe Price has considerable flexibility in seeking income on behalf of the Fund and may invest in bonds with varying maturities. Because the Fund does not have any maturity restrictions, T. Rowe Price can purchase longer-term bonds, which tend to have higher yields than shorter-term bonds. The maturities of the Fund’s holdings generally reflect T. Rowe Price’s outlook for interest rates. In addition, when there is a large yield difference between securities of various quality levels, T. Rowe Price may choose to move down the credit scale and purchase lower-rated bonds with higher yields. When the difference is small or the outlook warrants, T. Rowe Price may choose to concentrate investments in higher-rated issues. When deciding whether to adjust duration (which means the Fund’s price sensitivity to interest rate changes) or allocations among the various sectors and asset classes, T. Rowe Price weighs such factors as expected interest rate movements and currency valuations, the outlook for inflation and the economy, and the yield advantage that lower rated bonds may offer over investment-grade bonds.
T. Rowe Price may sell securities for a variety of reasons, such as to adjust the portfolio’s average maturity duration or credit quality, or shift assets into and out of higher-yielding securities or lower-yielding securities, or to alter sector, geographic, or currency exposure.
The Fund expects that it will engage in active and frequent trading and so will typically have a relatively high portfolio turnover rate.
Principal Risks
The following are the Principal Risks of the Fund. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund. Certain risks relating to instruments and strategies used in the management of the Fund are placed first. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Certain events, such as market or economic developments, regulatory or government actions, natural disasters, terrorist attacks, war, and other geopolitical events can have a dramatic adverse effect on the debt market and the overall liquidity of the market for fixed income securities. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. Fixed income securities are subject to interest rate risk (the risk that the value of a fixed income security will fall when interest rates rise), extension risk (the risk that the average life of a security will be extended through a slowing of principal payments), prepayment risk (the risk that

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a security will be prepaid and the Fund will be required to reinvest at a less favorable rate), and credit risk.
Bank Loans Risk Many of the risks associated with bank loans are similar to the risks of investing in below investment grade debt securities. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. Senior secured bank loans are typically supported by collateral; however the value of the collateral may be insufficient to cover the amount owed to the Fund, or the Fund may be prevented or delayed from realizing on the collateral. Some loans may be unsecured; unsecured loans generally present a greater risk of loss to the Fund if the issuer defaults. If the Fund relies on a third party to administer a loan, the Fund is subject to the risk that the third party will fail to perform its obligations. In addition, if the Fund holds only a participation interest in a loan made by a third party, the Fund’s receipt of payments on the loan will depend on the third party’s willingness and ability to make those payments to the Fund. The settlement time for certain loans is longer than the settlement time for many other types of investments, and the Fund may not receive the payment for a loan sold by it until well after the sale; that cash would be unavailable for payment of redemption proceeds or for reinvestment. Interests in some bank loans may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Fund believes to be a fair price.
Below Investment Grade Debt Securities Risk Below investment grade debt securities, commonly known as “junk” or “high yield” bonds, have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.
Credit Risk Credit risk is the risk that an issuer, guarantor, or liquidity provider of a fixed income security held by the Fund may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The Fund may also be exposed to the credit risk of its counterparty to repurchase agreements, reverse repurchase agreements, swap transactions, and other derivatives transactions, and to the counterparty’s ability or willingness to perform in accordance with the terms of the transaction. The value of such transactions to the Fund will depend on the willingness and ability of the counterparty to perform its obligations, including among other things the obligation to return collateral or margin to the Fund.
Derivatives Risk Derivatives can be highly volatile and involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect or benefit anticipated. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Many derivatives are traded in the over-the-counter market and not on exchanges.
Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, industry, political, regulatory, and other conditions. Political, social, diplomatic, and economic developments, U.S. and foreign government action such as the imposition of currency or capital blockages, controls, or tariffs, economic and trade sanctions or embargoes, security suspensions, entering or exiting trade or other intergovernmental agreements, or the expropriation or nationalization of assets in a particular country, can cause dramatic declines in certain or all securities with exposure to that country and other countries. In the event of nationalization, expropriation, or other confiscation, the Fund could lose its entire foreign investment in a particular country. There may be quotas or other limits on the ability of the Fund (or clients of the Fund’s investment adviser or

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subadviser) to invest or maintain investments in securities of issuers in certain countries. Enforcing legal rights can be more difficult, costly, and limited in certain foreign countries, and can be particularly difficult against foreign governments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by changes in currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates. Frontier markets, a subset of emerging markets, generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to having abrupt changes in currency values, less mature markets and settlement practices, and lower trading volumes that could lead to greater price volatility and illiquidity. Non-U.S. transaction costs, such as brokerage commissions and custody costs may be higher than in the United States. In addition, foreign markets can react differently to market, economic, industry, political, regulatory, and other conditions than the U.S. market.
Mortgage- and Asset-Backed Securities Risk Investments in mortgage- and asset-backed securities subject the Fund to credit risk, interest rate risk, extension risk, and prepayment risk, among other risks. Mortgage-backed and asset-backed securities not issued by a government agency generally involve greater credit risk than securities issued by government agencies. Payment of principal and interest generally depends on the cash flows generated by the underlying assets and the terms of the security. The types of mortgages (for example, residential or commercial mortgages) underlying securities held by the Fund may differ and be affected differently by market factors. Investments that receive only the interest portion or the principal portion of payments on the underlying assets may be highly volatile. Litigation with respect to the representations and warranties given in connection with the issuance of mortgage-backed securities can be an important consideration in investing in such securities, and the outcome of any such litigation could significantly impact the value of the Fund’s mortgage-backed investments.
Non-Diversification Risk Because the Fund may invest a relatively large percentage of its assets in a single issuer or small number of issuers than a diversified fund, the Fund’s performance could be closely tied to the value of one issuer or a small number of issuers and could be more volatile than the performance of a diversified fund.
Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.
Defaulted and Distressed Securities Risk Because the issuer of such securities is in default and is likely to be in distressed financial condition, repayment of defaulted securities and obligations of distressed issuers (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring, or in bankruptcy or insolvency proceedings) is uncertain.
Dollar Roll Transaction Risk Dollar roll transactions generally create leverage and subject the Fund to the credit risk of the counterparty.
Frequent Trading/Portfolio Turnover Risk Portfolio turnover generally involves some expense to the Fund and may result in the realization of taxable capital gains (including short-term gains). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.
Geographic Focus Risk When the Fund focuses investments on a particular country, group of countries, or geographic region, its performance will be closely tied to the market, currency, economic, political, or regulatory conditions and developments in those countries or that region, and could be more volatile than the performance of more geographically diversified funds.

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Inflation Risk The value of assets or income from the Fund’s investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions.
Leveraging Risk Instruments and transactions, including derivatives, that create leverage may cause the value of an investment in the Fund to be more volatile, could result in larger losses than if they were not used, and tend to compound the effects of other risks.
Liquidity Risk Certain securities may be difficult (or impossible) to sell or certain positions may be difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time. The Fund may not receive the proceeds from the sale of certain investments for an extended period.
Management Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses.
Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.
Sector Risk The Fund may allocate more of its assets to particular industries or to particular economic, market, or industry sectors than to others. This could increase the volatility of the Fund’s portfolio, and the Fund’s performance may be more susceptible to developments affecting issuers in those industries or sectors than if the Fund invested more broadly.
Sovereign Debt Obligations Risk Investments in debt securities issued by governments or by government agencies and instrumentalities involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. Many sovereign debt obligations may be rated below investment grade (“junk” or “high yield” bonds). Any restructuring of a sovereign debt obligation held by the Fund will likely have a significant adverse effect on the value of the obligation. In the event of default of sovereign debt, the Fund may be unable to pursue legal action against the sovereign issuer or to realize on collateral securing the debt.
U.S. Government Securities Risk Obligations of certain U.S. Government agencies and instrumentalities are not backed by the full faith and credit of the U.S. Government, and there can be no assurance that the U.S. Government would provide financial support to such agencies and instrumentalities.
Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.
When-Issued, Delayed Delivery, TBA, and Forward Commitment Transaction Risk These transactions may create leverage and involve a risk of loss if the value of the securities declines prior to settlement.
Performance Information
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class I shares. The table shows how the Fund’s average annual returns for 1 year, and since inception, compare with those of a broad measure of market performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.

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Annual Performance
Class I Shares
Highest Quarter:	Q1 '19,	3.40%	Lowest Quarter:	Q4 '19,	0.34%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
Average Annual Total Return
(for the periods ended December 31, 2019)
		One Year	Since Inception (2/9/2018)
Class I	Return Before Taxes	9.32%	5.12%
	Return After Taxes on Distributions	7.80%	3.60%
	Return After Taxes on Distributions and Sales of Fund Shares	5.53%	3.26%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)		8.72%	5.62%
MANAGEMENT
Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)
Subadviser(s): T. Rowe Price Associates, Inc. (“T. Rowe Price”)
Sub-subadviser(s): T. Rowe Price International Ltd (“T. Rowe Price International”)
Portfolio Manager(s):
Steve Bartolini, CFA is a Vice President and Portfolio Manager at T. Rowe Price. He has managed the Fund since its inception (February 2018).
Arif Husain, CFA is a Vice President at and Portfolio Manager at T. Rowe Price International. He has managed the Fund since its inception (February 2018).
Ken Orchard, CFA is a Vice President and Portfolio Manager at T. Rowe Price International. He has managed the Fund since its inception (February 2018).
PURCHASE AND SALE OF FUND SHARES
Currently, shares of the Fund are only available to other MassMutual Funds, although, at the discretion of the Trust, shares of the Fund may be offered to a broader range of investors at any time. Fund shares are redeemable on any business day by written request.
TAX INFORMATION
The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains, unless you are an investor eligible for preferential tax treatment.

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MassMutual Select T. Rowe Price Emerging Markets Bond Fund
INVESTMENT OBJECTIVE
The Fund seeks to provide high income and capital appreciation.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)
Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class I
Management Fees	.72%
Distribution and Service (Rule 12b-1) Fees	.00%
Other Expenses	.20%
Total Annual Fund Operating Expenses	.92%
Expense Reimbursement	(.22%)
Total Annual Fund Operating Expenses after Expense Reimbursement(1)	.70%
(1)
The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through January 31, 2021, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed .70% for Class I. The Total Annual Fund Operating Expenses after Expense Reimbursement shown in the above table may exceed these amounts, because, as noted in the previous sentence, certain fees and expenses are excluded from the cap. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MML Advisers.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I	$72	$271	$488	$1,111
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 39% of the average value of its portfolio.
INVESTMENTS, RISKS, AND PERFORMANCE
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in debt securities of emerging market governments or companies located in emerging market countries (including so-called “frontier markets”). The Fund’s investments in debt securities typically consist of corporate and sovereign bonds. Debt securities in which the Fund invests may pay interest at fixed, variable, or floating rates. The Fund relies on a classification by either J.P. Morgan or the International Monetary Fund to determine which countries are considered emerging markets. The Fund may invest in securities denominated in U.S.-dollar or foreign currencies, including emerging market currencies. The Fund normally will invest in at least three countries.
The Fund may invest in debt securities of any credit quality and may invest without limit in below investment grade debt securities (“junk” or “high yield” bonds), including securities in default. These “junk” or “high yield” bonds include those that are at the time of investment rated BB+ or lower by S&P or Ba1 or lower by Moody’s or the equivalent by any other nationally recognized statistical rating organization or are unrated and considered by the Fund’s subadviser, T. Rowe Price Associates, Inc. (“T. Rowe Price”), to be of comparable quality. Although the Fund expects to maintain an intermediate- to long-term weighted average maturity, there are no maturity restrictions on the overall portfolio or on individual securities.

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The Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, for hedging purposes, to adjust various portfolio characteristics, including the duration (interest rate volatility) of the Fund’s portfolio, or as a substitute for direct investments in securities. Such derivatives may include futures contracts, interest rate swaps, total return swaps, credit default swaps, and options. The Fund may also, but will not necessarily, engage in foreign currency transactions, including forward contracts, options on currencies, futures contracts, and swap contracts, to seek to hedge or to attempt to protect against adverse changes in currency exchange rates or otherwise to adjust the currency exposures within the Fund’s portfolio. Use of derivatives by the Fund may create investment leverage. The Fund may hold a portion of its assets in cash or cash equivalents. The Fund is non-diversified, which means that it may hold larger positions in a smaller number of issuers than a diversified fund.
In selecting securities, T. Rowe Price relies heavily on research, which analyzes political and economic trends as well as creditworthiness of particular issuers. T. Rowe Price tends to favor bonds it expects will be upgraded. T. Rowe Price may sell securities for a variety of reasons, such as to adjust its average maturity or credit quality, to shift assets into and out of higher-yielding securities, or to alter geographic or currency exposure.
Principal Risks
The following are the Principal Risks of the Fund. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund. Certain risks relating to instruments and strategies used in the management of the Fund are placed first. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Certain events, such as market or economic developments, regulatory or government actions, natural disasters, terrorist attacks, war, and other geopolitical events can have a dramatic adverse effect on the debt market and the overall liquidity of the market for fixed income securities. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. Fixed income securities are subject to interest rate risk (the risk that the value of a fixed income security will fall when interest rates rise), extension risk (the risk that the average life of a security will be extended through a slowing of principal payments), prepayment risk (the risk that a security will be prepaid and the Fund will be required to reinvest at a less favorable rate), and credit risk.
Below Investment Grade Debt Securities Risk Below investment grade debt securities, commonly known as “junk” or “high yield” bonds, have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.
Credit Risk Credit risk is the risk that an issuer, guarantor, or liquidity provider of a fixed income security held by the Fund may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The Fund may also be exposed to the credit risk of its counterparty to repurchase agreements, reverse repurchase agreements, swap transactions, and other derivatives transactions, and to the counterparty’s ability or willingness to perform in accordance with the terms of the transaction. The value of such transactions to the Fund will depend on the willingness and ability of the counterparty to perform its obligations, including among other things the obligation to return collateral or margin to the Fund.
Derivatives Risk Derivatives can be highly volatile and involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty

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default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect or benefit anticipated. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Many derivatives are traded in the over-the-counter market and not on exchanges.
Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, industry, political, regulatory, and other conditions. Political, social, diplomatic, and economic developments, U.S. and foreign government action such as the imposition of currency or capital blockages, controls, or tariffs, economic and trade sanctions or embargoes, security suspensions, entering or exiting trade or other intergovernmental agreements, or the expropriation or nationalization of assets in a particular country, can cause dramatic declines in certain or all securities with exposure to that country and other countries. In the event of nationalization, expropriation, or other confiscation, the Fund could lose its entire foreign investment in a particular country. There may be quotas or other limits on the ability of the Fund (or clients of the Fund’s investment adviser or subadviser) to invest or maintain investments in securities of issuers in certain countries. Enforcing legal rights can be more difficult, costly, and limited in certain foreign countries, and can be particularly difficult against foreign governments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by changes in currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates. Frontier markets, a subset of emerging markets, generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to having abrupt changes in currency values, less mature markets and settlement practices, and lower trading volumes that could lead to greater price volatility and illiquidity. Non-U.S. transaction costs, such as brokerage commissions and custody costs may be higher than in the United States. In addition, foreign markets can react differently to market, economic, industry, political, regulatory, and other conditions than the U.S. market.
Non-Diversification Risk Because the Fund may invest a relatively large percentage of its assets in a single issuer or small number of issuers than a diversified fund, the Fund’s performance could be closely tied to the value of one issuer or a small number of issuers and could be more volatile than the performance of a diversified fund.
Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.
Defaulted and Distressed Securities Risk Because the issuer of such securities is in default and is likely to be in distressed financial condition, repayment of defaulted securities and obligations of distressed issuers (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring, or in bankruptcy or insolvency proceedings) is uncertain.
Geographic Focus Risk When the Fund focuses investments on a particular country, group of countries, or geographic region, its performance will be closely tied to the market, currency, economic, political, or regulatory conditions and developments in those countries or that region, and could be more volatile than the performance of more geographically diversified funds.

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Inflation Risk The value of assets or income from the Fund’s investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions.
Leveraging Risk Instruments and transactions, including derivatives, that create leverage may cause the value of an investment in the Fund to be more volatile, could result in larger losses than if they were not used, and tend to compound the effects of other risks.
Liquidity Risk Certain securities may be difficult (or impossible) to sell or certain positions may be difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time. The Fund may not receive the proceeds from the sale of certain investments for an extended period.
Management Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses.
Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.
Sector Risk The Fund may allocate more of its assets to particular industries or to particular economic, market, or industry sectors than to others. This could increase the volatility of the Fund’s portfolio, and the Fund’s performance may be more susceptible to developments affecting issuers in those industries or sectors than if the Fund invested more broadly.
Sovereign Debt Obligations Risk Investments in debt securities issued by governments or by government agencies and instrumentalities involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. Many sovereign debt obligations may be rated below investment grade (“junk” or “high yield” bonds). Any restructuring of a sovereign debt obligation held by the Fund will likely have a significant adverse effect on the value of the obligation. In the event of default of sovereign debt, the Fund may be unable to pursue legal action against the sovereign issuer or to realize on collateral securing the debt.
Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.
Performance Information
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class I shares. The table shows how the Fund’s average annual returns for 1 year, and since inception, compare with those of a broad measure of market performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.
Annual Performance
Class I Shares
Highest Quarter:	Q1 '19,	7.03%	Lowest Quarter:	Q3 '19,	–1.88%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through

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tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
Average Annual Total Return
(for the periods ended December 31, 2019)
		One Year	Since Inception (2/9/2018)
Class I	Return Before Taxes	12.17%	2.92%
	Return After Taxes on Distributions	9.90%	1.08%
	Return After Taxes on Distributions and Sales of Fund Shares	7.19%	1.43%
Bloomberg Barclays EM USD Aggregate Total Return Index (reflects no deduction for fees, expenses, or taxes)		13.11%	6.08%
MANAGEMENT
Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)
Subadviser(s): T. Rowe Price Associates, Inc. (“T. Rowe Price”)
Portfolio Manager(s):
Mike Conelius, CFA is a Vice President and Portfolio Manager at T. Rowe Price. He has managed the Fund since its inception (February 2018).
PURCHASE AND SALE OF FUND SHARES
Currently, shares of the Fund are only available to other MassMutual Funds, although, at the discretion of the Trust, shares of the Fund may be offered to a broader range of investors at any time. Fund shares are redeemable on any business day by written request.
TAX INFORMATION
The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains, unless you are an investor eligible for preferential tax treatment.

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MassMutual Select T. Rowe Price Large Cap Blend Fund
INVESTMENT OBJECTIVE
The Fund seeks long-term capital appreciation through investments in common stock.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)
Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class I
Management Fees	.60%
Distribution and Service (Rule 12b-1) Fees	.00%
Other Expenses	.05%
Total Annual Fund Operating Expenses	.65%
Expense Reimbursement	(.10%)
Total Annual Fund Operating Expenses after Expense Reimbursement(1)	.55%
(1)
The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through January 31, 2021, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed .55% for Class I. The Total Annual Fund Operating Expenses after Expense Reimbursement shown in the above table may exceed these amounts, because, as noted in the previous sentence, certain fees and expenses are excluded from the cap. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MML Advisers.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I	$56	$198	$352	$801
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 67% of the average value of its portfolio.
INVESTMENTS, RISKS, AND PERFORMANCE
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of large cap companies. The Fund’s subadviser, T. Rowe Price Associates, Inc. (“T. Rowe Price”), currently defines “large cap” companies as those whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the S&P 500® Index or the Russell 1000® Index (as of December 31, 2019, between $824 million and $1,304.76 billion). The Fund may invest up to 20% of its net assets in companies whose market capitalizations at the time of investment are outside of that capitalization range. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, rights, warrants, and real estate investment trusts (“REITs”). The Fund typically invests most of its assets in common stocks of U.S. companies, but may invest up to 30% of its total assets in foreign securities and American Depositary Receipts (“ADRs”), including emerging market securities. The Fund may at times invest a substantial portion of its assets in obligations of issuers in one or more market, economic, or industry sectors such as information technology and financial companies. The Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, for hedging purposes, to adjust various portfolio characteristics, or as a substitute

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for direct investments in securities. Such derivatives may include futures contracts, swaps, and options. The Fund may also, but will not necessarily, engage in foreign currency transactions, including forward contracts, options on currencies, futures contracts, and swap contracts, to seek to hedge or to attempt to protect against adverse changes in currency exchange rates or otherwise to adjust the currency exposures within the Fund’s portfolio. Use of derivatives by the Fund may create investment leverage. The Fund may hold a portion of its assets in cash or cash equivalents.
The Fund’s holdings will be widely diversified by industry and issuer. T. Rowe Price may employ a growth or value approach in selecting investments. For example, T. Rowe Price may seek to identify companies whose price/earnings ratios are attractive relative to the underlying earnings growth rates (e.g., emerging growth companies) and/or companies that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation.
T. Rowe Price generally looks for companies with one or more of the following: strong cash flow; an above-average rate of earnings growth; the ability to sustain earnings momentum during economic downturns; occupation of a lucrative niche in the economy and the ability to expand even during times of slow economic growth; low price/earnings, price/book value, price/sales, or price/cash flow ratios relative to the S&P 500 Index, the company’s peers, or its own historical norm; low stock price relative to a company’s underlying asset values; companies that may benefit from restructuring activity and/or a sound balance sheet and other positive financial characteristics; and a seasoned management team with a track record of providing superior financial results.
In pursuing the Fund’s investment objective, T. Rowe Price has the discretion to purchase some securities that do not meet its normal investment criteria described above, when it believes there is an opportunity for substantial appreciation (such as, for example, T. Rowe Price believes a security could increase in value as a result of a change in management, an extraordinary corporate event, a new product introduction or innovation, or a favorable competitive development).
T. Rowe Price may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.
The Fund expects that it will engage in active and frequent trading and so will typically have a relatively high portfolio turnover rate.
Principal Risks
The following are the Principal Risks of the Fund. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund. Certain risks relating to instruments and strategies used in the management of the Fund are placed first. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, or investor confidence, or announcements of economic, political, or financial information.
Derivatives Risk Derivatives can be highly volatile and involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect or benefit anticipated. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Many derivatives are traded in the over-the-counter market and not on exchanges.
Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, industry, political, regulatory, and other conditions. Political, social, diplomatic, and economic developments,

− 19 −

U.S. and foreign government action such as the imposition of currency or capital blockages, controls, or tariffs, economic and trade sanctions or embargoes, security suspensions, entering or exiting trade or other intergovernmental agreements, or the expropriation or nationalization of assets in a particular country, can cause dramatic declines in certain or all securities with exposure to that country and other countries. In the event of nationalization, expropriation, or other confiscation, the Fund could lose its entire foreign investment in a particular country. There may be quotas or other limits on the ability of the Fund (or clients of the Fund’s investment adviser or subadviser) to invest or maintain investments in securities of issuers in certain countries. Enforcing legal rights can be more difficult, costly, and limited in certain foreign countries, and can be particularly difficult against foreign governments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by changes in currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates. Frontier markets, a subset of emerging markets, generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to having abrupt changes in currency values, less mature markets and settlement practices, and lower trading volumes that could lead to greater price volatility and illiquidity. Non-U.S. transaction costs, such as brokerage commissions and custody costs may be higher than in the United States. In addition, foreign markets can react differently to market, economic, industry, political, regulatory, and other conditions than the U.S. market.
Growth Company Risk The prices of growth securities are often highly sensitive to market fluctuations because of their heavy dependence on future earnings or cash flow expectations, and can be more volatile than the market in general.
Large Company Risk Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund’s investments in large-capitalization stocks to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Small and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of small and medium-sized companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Their shares can be less liquid than those of larger companies, especially during market declines. Small and medium-sized companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.
Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock the investment adviser or subadviser judges to be undervalued may actually be appropriately priced.
Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.
Convertible Securities Risk Convertible securities are subject to the risks of both debt instruments and equity securities. The price of a convertible security may change in response to changes in price of the underlying equity security, the credit quality of the issuer, and interest rates. In general, the values of convertible securities tend to decline as interest rates rise and to rise when interest rates fall. A convertible security generally has less potential for gain or loss than the underlying equity security.

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Frequent Trading/Portfolio Turnover Risk Portfolio turnover generally involves some expense to the Fund and may result in the realization of taxable capital gains (including short-term gains). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.
Liquidity Risk Certain securities may be difficult (or impossible) to sell or certain positions may be difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time. The Fund may not receive the proceeds from the sale of certain investments for an extended period.
Management Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses.
Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market induced changes affecting particular industries, sectors, or issuers. Stock markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.
Preferred Stock Risk Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, changes in interest rates may adversely affect the value of a preferred stock that pays a fixed dividend.
REIT Risk Investments in REITs may be subject to risks similar to those associated with direct investment in real estate, as well as additional risks associated with equity investments. As a shareholder in a REIT, the Fund, and indirectly the Fund’s shareholders, would bear its ratable share of the REIT’s expenses and would at the same time continue to pay its own fees and expenses.
Sector Risk The Fund may allocate more of its assets to particular industries or to particular economic, market, or industry sectors than to others. This could increase the volatility of the Fund’s portfolio, and the Fund’s performance may be more susceptible to developments affecting issuers in those industries or sectors than if the Fund invested more broadly.
Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.
Performance Information
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class I shares. The table shows how the Fund’s average annual returns for 1 year, and since inception, compare with those of a broad measure of market performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.
Annual Performance
Class I Shares
Highest Quarter:	Q1 '19,	14.39%	Lowest Quarter:	Q3 '19,	0.80%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

− 21 −

Average Annual Total Return
(for the periods ended December 31, 2019)
		One Year	Since Inception (2/9/2018)
Class I	Return Before Taxes	29.02%	11.53%
	Return After Taxes on Distributions	28.71%	11.28%
	Return After Taxes on Distributions and Sales of Fund Shares	17.40%	8.87%
Russell 1000 Index (reflects no deduction for fees, expenses, or taxes)		31.43%	14.67%
MANAGEMENT
Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)
Subadviser(s): T. Rowe Price Associates, Inc. (“T. Rowe Price”)
Portfolio Manager(s):
Joe Fath, CPA is a Vice President and Portfolio Manager at T. Rowe Price. He has managed the Fund since its inception (February 2018).
Mark S. Finn, CFA, CPA is a Vice President and Portfolio Manager at T. Rowe Price. He has managed the Fund since its inception (February 2018).
PURCHASE AND SALE OF FUND SHARES
Currently, shares of the Fund are only available to other MassMutual Funds, although, at the discretion of the Trust, shares of the Fund may be offered to a broader range of investors at any time. Fund shares are redeemable on any business day by written request.
TAX INFORMATION
The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains, unless you are an investor eligible for preferential tax treatment.

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MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund
INVESTMENT OBJECTIVE
The Fund seeks a level of income that is consistent with the current rate of inflation.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)
Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class I
Management Fees	.33%
Distribution and Service (Rule 12b-1) Fees	.00%
Other Expenses	.11%
Total Annual Fund Operating Expenses	.44%
Expense Reimbursement	(.29%)
Total Annual Fund Operating Expenses after Expense Reimbursement(1)	.15%
(1)
The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through January 31, 2021, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed .15% for Class I. The Total Annual Fund Operating Expenses after Expense Reimbursement shown in the above table may exceed these amounts, because, as noted in the previous sentence, certain fees and expenses are excluded from the cap. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MML Advisers.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I	$15	$112	$217	$526
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 135% of the average value of its portfolio.
INVESTMENTS, RISKS, AND PERFORMANCE
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in bonds. The Fund invests in a diversified portfolio of short- and intermediate-term investment-grade bonds. The Fund’s investments may include inflation-linked securities, including Treasury Inflation Protected Securities, as well as corporate, government, mortgage-backed, and asset-backed securities. The Fund may also invest in money market securities, bank obligations, collateralized mortgage obligations, and foreign securities. The Fund will invest at least 20% of its net assets in inflation-linked securities, although normally the Fund expects to invest 50% or more of its net assets in inflation-linked securities. Although the Fund may invest in debt securities of any maturity or duration, the Fund will normally maintain a weighted average duration within plus (+) or minus (-) two years of the duration of the Bloomberg Barclays U.S. 1-5 Year Treasury TIPS Index. As of December 31, 2019, the duration of the Bloomberg Barclays U.S. 1-5 Year Treasury TIPS Index was approximately 1.71 years and its duration ranged from 1.3 years to 2.6 years over the past three years. Duration, which is expressed in years, is a calculation that attempts to measure the price sensitivity of a bond or bond fund to changes in interest rates. The longer a bond fund’s duration, the more sensitive that fund should be to changes in interest rates. For example, if interest rates rise

− 23 −

by 1% and a fixed-rate bond has a duration of 10 years, it is estimated that the principal value of the bond will decrease by approximately 10%.
The Fund will only purchase securities that are rated within the four highest credit rating categories (AAA, AA, A, BBB, or equivalent) at the time of purchase by at least one major credit rating agency or, if unrated, determined to be of comparable quality by the Fund’s subadviser, T. Rowe Price Associates, Inc.(“T. Rowe Price”). In the event that a security is downgraded after its purchase by the Fund, the Fund may continue to hold the security if T. Rowe Price considers that doing so would be consistent with the Fund’s investment objective. The Fund may invest up to 20% of its total assets in non-U.S. dollar-denominated securities and may invest without limitation in U.S. dollar-denominated securities of foreign issuers; any such securities may include investments in emerging markets. The Fund may hold a portion of its assets in cash or cash equivalents.
The Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, for hedging purposes, to manage inflation risk, to adjust various portfolio characteristics, including the duration (interest rate volatility) of the Fund’s portfolio, or as a substitute for direct investments in securities. Such derivatives may include futures contracts, interest rate swaps, total return swaps, credit default swaps, and options. The Fund may also, but will not necessarily, engage in foreign currency transactions, including forward contracts, options on currencies, futures contracts, and swap contracts, to seek to hedge or to attempt to protect against adverse changes in currency exchange rates or otherwise to adjust the currency exposures within the Fund’s portfolio. Use of derivatives by the Fund may create investment leverage.
In making investment decisions for the Fund, T. Rowe Price considers that investments in inflation-linked securities should provide some protection against the impact of inflation. T. Rowe Price bases its investment decisions on the outlooks for inflation, interest rates, and the overall economy, as well as the prices and yields of the various securities in which the Fund may invest. For example, if T. Rowe Price’s outlook is one of high or rising inflation, the Fund may hold more than 50% of its assets in inflation-linked securities and, if T. Rowe Price believes inflation will be low or falling, the Fund may focus more on securities that are not indexed to inflation (within the Fund’s investment program). If interest rates are expected to fall, T. Rowe Price may purchase securities with longer maturities in an attempt to seek higher yields and/or capital appreciation. Conversely, if interest rates are expected to rise, T. Rowe Price may seek securities with shorter maturities.
T. Rowe Price may sell securities for a variety of reasons, such as to adjust the portfolio’s average maturity, duration, or credit quality or to shift assets into and out of higher-yielding or lower-yielding securities or different sectors.
Principal Risks
The following are the Principal Risks of the Fund. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund. Certain risks relating to instruments and strategies used in the management of the Fund are placed first. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Certain events, such as market or economic developments, regulatory or government actions, natural disasters, terrorist attacks, war, and other geopolitical events can have a dramatic adverse effect on the debt market and the overall liquidity of the market for fixed income securities. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. Fixed income securities are subject to interest rate risk (the risk that the value of a fixed income security will fall when interest rates rise), extension risk (the risk that the average life of a security will be extended through a slowing of principal payments), prepayment risk (the risk that a security will be prepaid and the Fund will be required to reinvest at a less favorable rate), and credit risk.

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Inflation-Linked Securities Risk Such securities may change in value in response to actual or anticipated changes in inflation rates in a manner unanticipated by the Fund’s portfolio manager or investors generally. Inflation-linked securities are subject to fixed income securities risks. When inflation is low, declining, or negative, the Fund’s performance could lag the performance of more conventional bond funds.
Credit Risk Credit risk is the risk that an issuer, guarantor, or liquidity provider of a fixed income security held by the Fund may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The Fund may also be exposed to the credit risk of its counterparty to repurchase agreements, reverse repurchase agreements, swap transactions, and other derivatives transactions, and to the counterparty’s ability or willingness to perform in accordance with the terms of the transaction. The value of such transactions to the Fund will depend on the willingness and ability of the counterparty to perform its obligations, including among other things the obligation to return collateral or margin to the Fund.
Derivatives Risk Derivatives can be highly volatile and involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect or benefit anticipated. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Many derivatives are traded in the over-the-counter market and not on exchanges.
Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, industry, political, regulatory, and other conditions. Political, social, diplomatic, and economic developments, U.S. and foreign government action such as the imposition of currency or capital blockages, controls, or tariffs, economic and trade sanctions or embargoes, security suspensions, entering or exiting trade or other intergovernmental agreements, or the expropriation or nationalization of assets in a particular country, can cause dramatic declines in certain or all securities with exposure to that country and other countries. In the event of nationalization, expropriation, or other confiscation, the Fund could lose its entire foreign investment in a particular country. There may be quotas or other limits on the ability of the Fund (or clients of the Fund’s investment adviser or subadviser) to invest or maintain investments in securities of issuers in certain countries. Enforcing legal rights can be more difficult, costly, and limited in certain foreign countries, and can be particularly difficult against foreign governments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by changes in currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates. Frontier markets, a subset of emerging markets, generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to having abrupt changes in currency values, less mature markets and settlement practices, and lower trading volumes that could lead to greater price volatility and illiquidity.

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Non-U.S. transaction costs, such as brokerage commissions and custody costs may be higher than in the United States. In addition, foreign markets can react differently to market, economic, industry, political, regulatory, and other conditions than the U.S. market.
Mortgage- and Asset-Backed Securities Risk Investments in mortgage- and asset-backed securities subject the Fund to credit risk, interest rate risk, extension risk, and prepayment risk, among other risks. Mortgage-backed and asset-backed securities not issued by a government agency generally involve greater credit risk than securities issued by government agencies. Payment of principal and interest generally depends on the cash flows generated by the underlying assets and the terms of the security. The types of mortgages (for example, residential or commercial mortgages) underlying securities held by the Fund may differ and be affected differently by market factors. Investments that receive only the interest portion or the principal portion of payments on the underlying assets may be highly volatile. Litigation with respect to the representations and warranties given in connection with the issuance of mortgage-backed securities can be an important consideration in investing in such securities, and the outcome of any such litigation could significantly impact the value of the Fund’s mortgage-backed investments.
Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.
Leveraging Risk Instruments and transactions, including derivatives, that create leverage may cause the value of an investment in the Fund to be more volatile, could result in larger losses than if they were not used, and tend to compound the effects of other risks.
Liquidity Risk Certain securities may be difficult (or impossible) to sell or certain positions may be difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time. The Fund may not receive the proceeds from the sale of certain investments for an extended period.
Management Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses.
Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.
Sector Risk The Fund may allocate more of its assets to particular industries or to particular economic, market, or industry sectors than to others. This could increase the volatility of the Fund’s portfolio, and the Fund’s performance may be more susceptible to developments affecting issuers in those industries or sectors than if the Fund invested more broadly.
U.S. Government Securities Risk Obligations of certain U.S. Government agencies and instrumentalities are not backed by the full faith and credit of the U.S. Government, and there can be no assurance that the U.S. Government would provide financial support to such agencies and instrumentalities.
Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.
Performance Information
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class I shares. The table shows how the Fund’s average annual returns for 1 year, and since inception, compare with those of a broad measure of market performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will

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perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.
Annual Performance
Class I Shares
Highest Quarter:	Q2 '19,	1.99%	Lowest Quarter:	Q3 '19,	0.20%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
Average Annual Total Return
(for the periods ended December 31, 2019)
		One Year	Since Inception (2/9/2018)
Class I	Return Before Taxes	5.31%	3.21%
	Return After Taxes on Distributions	4.51%	2.33%
	Return After Taxes on Distributions and Sales of Fund Shares	3.14%	2.07%
Bloomberg Barclays U.S. Treasury TIPS 1-5 Year Index (reflects no deduction for fees, expenses, or taxes)		8.43%	4.74%
MANAGEMENT
Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)
Subadviser(s): T. Rowe Price Associates, Inc. (“T. Rowe Price”)
Portfolio Manager(s):
Steve Bartolini, CFA is a Vice President and Portfolio Manager at T. Rowe Price. He has managed the Fund since its inception (February 2018). Mr. Bartolini is expected to step down as a portfolio manager of the Fund on February 1, 2021.
Michael K. Sewell, CFA is a Vice President and Portfolio Manager at T. Rowe Price. He has managed the Fund since February 2020.
PURCHASE AND SALE OF FUND SHARES
Currently, shares of the Fund are only available to other MassMutual Funds, although, at the discretion of the Trust, shares of the Fund may be offered to a broader range of investors at any time. Fund shares are redeemable on any business day by written request.
TAX INFORMATION
The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains, unless you are an investor eligible for preferential tax treatment.

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MassMutual Select T. Rowe Price Real Assets Fund
INVESTMENT OBJECTIVE
The Fund seeks to provide long-term growth of capital.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)
Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class I
Management Fees	.63%
Distribution and Service (Rule 12b-1) Fees	.00%
Other Expenses	.23%
Total Annual Fund Operating Expenses	.86%
Expense Reimbursement	(.25%)
Total Annual Fund Operating Expenses after Expense Reimbursement(1)	.61%
(1)
The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through January 31, 2021, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed .61% for Class I. The Total Annual Fund Operating Expenses after Expense Reimbursement shown in the above table may exceed these amounts, because, as noted in the previous sentence, certain fees and expenses are excluded from the cap. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MMLAdvisers.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I	$62	$249	$452	$1,038
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 40% of the average value of its portfolio.
INVESTMENTS, RISKS, AND PERFORMANCE
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in “real assets” and securities of companies that derive at least 50% of their profits or revenues from, or commit at least 50% of assets to, real assets and activities related to real assets. The Fund’s subadviser, T. Rowe Price Associates, Inc. (“T. Rowe Price”), currently defines real assets broadly and considers them to include any assets that have physical properties, such as energy and natural resources, real estate, basic materials, equipment, utilities and infrastructure, and commodities. Real assets may produce cash flows and subsequent valuations that increase when the overall price level in the economy is rising. The Fund may also invest in companies whose revenues and earnings are expected to rise if the prices of certain real assets rise during a period of general inflation.
The Fund typically invests most of its assets in common stocks and seeks to hold a portfolio of securities and other investments that, over time, should provide some protection against the impact of inflation. The Fund may invest in securities issued by companies of any market capitalization or style, as well as real estate investment trusts (“REITs”), which are pooled investment vehicles that typically invest directly in real estate, in mortgages and loans collateralized by real estate, or in a combination of the two. The Fund may invest in companies located anywhere in the world,

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and there is no limit on the Fund’s investments in foreign securities, including emerging market securities. The Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, for hedging purposes, to manage inflation risk, to adjust various portfolio characteristics, or as a substitute for direct investments in securities. Such derivatives may include futures contracts, interest rate swaps, total return swaps, and options. The Fund may also, but will not necessarily, engage in foreign currency transactions, including forward contracts, options on currencies, futures contracts, and swap contracts, to seek to hedge or to attempt to protect against adverse changes in currency exchange rates or otherwise to adjust the currency exposures within the Fund’s portfolio. Use of derivatives by the Fund may create investment leverage. The Fund may hold a portion of its assets in cash or cash equivalents.
In selecting securities, T. Rowe Price seeks sectors in equity markets across the globe that are expected to have a low correlation with the overall global equity market in an effort to outperform the market during periods of high or rising inflation. T. Rowe Price invests with an awareness of the global economic backdrop and inflation, as well as its outlook for certain industry sectors and geographic areas. Security selection is based on fundamental, bottom-up analysis that seeks to identify high-quality companies with good appreciation prospects. T. Rowe Price generally favors companies with characteristics such as an attractive industry position, a compelling business model, strong management, and reasonable stock price valuation.
In pursuing the Fund’s investment objective, T. Rowe Price has the discretion to purchase some securities that do not meet its normal investment criteria described above, when it believes there is an opportunity for substantial appreciation (such as, for example, T. Rowe Price believes a security could increase in value as a result of a change in management, an extraordinary corporate event, a new product introduction or innovation, or a favorable competitive development).
T. Rowe Price may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.
Principal Risks
The following are the Principal Risks of the Fund. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund. Certain risks relating to instruments and strategies used in the management of the Fund are placed first. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, or investor confidence, or announcements of economic, political, or financial information.
Real Asset Industry Risk Because the Fund focuses its investments in certain industries that involve activities related to energy, natural resources, real estate, commodities, infrastructure, and other real assets, the Fund is more susceptible to adverse developments affecting one or more of these industries than a Fund that invests more broadly, and may perform poorly during a downturn affecting issuers generally in those industries.
Real Estate Risk; REIT Risk Real estate-related investments may decline in value as a result of factors affecting the real estate industry, such as the supply of real property in certain markets, changes in zoning laws, environmental regulations and other governmental action, delays in completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, losses due to natural disasters, and local and regional market conditions. Investments in REITs may be subject to risks similar to those associated with direct investment in real estate, as well as additional risks associated with equity investments. As a shareholder in a REIT, the Fund, and indirectly the Fund’s shareholders, would bear its ratable share of the REIT’s expenses and would at the same time continue to pay its own fees and expenses.
Commodities-Related Investments Risk Commodity prices (including precious metals) can be extremely volatile and exposure to commodities can cause the net asset value of the Fund’s shares to decline

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or fluctuate in a rapid and unpredictable manner. The values of physical commodities or commodity-linked derivative instruments may be affected by changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, international economic, political, and regulatory developments, or factors affecting a particular region, industry, or commodity. A liquid secondary market may not exist for certain commodity investments, which may make it difficult for the Fund to sell them at a desirable price or at the price at which it is carrying them.
Derivatives Risk Derivatives can be highly volatile and involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect or benefit anticipated. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Many derivatives are traded in the over-the-counter market and not on exchanges.
Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, industry, political, regulatory, and other conditions. Political, social, diplomatic, and economic developments, U.S. and foreign government action such as the imposition of currency or capital blockages, controls, or tariffs, economic and trade sanctions or embargoes, security suspensions, entering or exiting trade or other intergovernmental agreements, or the expropriation or nationalization of assets in a particular country, can cause dramatic declines in certain or all securities with exposure to that country and other countries. In the event of nationalization, expropriation, or other confiscation, the Fund could lose its entire foreign investment in a particular country. There may be quotas or other limits on the ability of the Fund (or clients of the Fund’s investment adviser or subadviser) to invest or maintain investments in securities of issuers in certain countries. Enforcing legal rights can be more difficult, costly, and limited in certain foreign countries, and can be particularly difficult against foreign governments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by changes in currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates. Frontier markets, a subset of emerging markets, generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to having abrupt changes in currency values, less mature markets and settlement practices, and lower trading volumes that could lead to greater price volatility and illiquidity. Non-U.S. transaction costs, such as brokerage commissions and custody costs may be higher than in the United States. In addition, foreign markets can react differently to market, economic, industry, political, regulatory, and other conditions than the U.S. market.
Growth Company Risk The prices of growth securities are often highly sensitive to market fluctuations because of their heavy dependence on future earnings or cash flow expectations, and can be more volatile than the market in general.
Large Company Risk Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund’s investments in large-capitalization stocks to underperform investments

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that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Small and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of small and medium-sized companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Their shares can be less liquid than those of larger companies, especially during market declines. Small and medium-sized companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.
Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock the investment adviser or subadviser judges to be undervalued may actually be appropriately priced.
Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.
Geographic Focus Risk When the Fund focuses investments on a particular country, group of countries, or geographic region, its performance will be closely tied to the market, currency, economic, political, or regulatory conditions and developments in those countries or that region, and could be more volatile than the performance of more geographically diversified funds.
Inflation Protection Risk The Fund’s investments may not provide protection against the adverse effects of an increase in inflation over certain periods or at all. In addition, investments in companies that offer protection from accelerating inflation may underperform other investments. Any investment protection provided by the Fund may not be sufficient to offset any adverse effects of an increase in inflation on the economy or companies generally.
Liquidity Risk Certain securities may be difficult (or impossible) to sell or certain positions may be difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time. The Fund may not receive the proceeds from the sale of certain investments for an extended period.
Management Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses.
Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market induced changes affecting particular industries, sectors, or issuers. Stock markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.
Sector Risk The Fund may allocate more of its assets to particular industries or to particular economic, market, or industry sectors than to others. This could increase the volatility of the Fund’s portfolio, and the Fund’s performance may be more susceptible to developments affecting issuers in those industries or sectors than if the Fund invested more broadly.
Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.
Performance Information
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class I shares. The table shows how the Fund’s average annual returns for 1 year, and since inception, compare with those of a broad measure of market performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date

− 31 −

performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.
Annual Performance
Class I Shares
Highest Quarter:	Q1 '19,	13.25%	Lowest Quarter:	Q3 '19,	–1.13%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
Average Annual Total Return
(for the periods ended December 31, 2019)
		One Year	Since Inception (2/9/2018)
Class I	Return Before Taxes	20.17%	7.01%
	Return After Taxes on Distributions	19.25%	6.25%
	Return After Taxes on Distributions and Sales of Fund Shares	12.28%	5.19%
MSCI ACWI (reflects no deduction for fees or expenses)		26.60%	8.85%
MANAGEMENT
Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)
Subadviser(s): T. Rowe Price Associates, Inc. (“T. Rowe Price”)
Sub-subadviser(s): T. Rowe Price Japan, Inc. (“T. Rowe Price Japan”)
Portfolio Manager(s):
Richard A. Coghlan is a Portfolio Manager at T. Rowe Price Japan. He has managed the Fund since August 2018.
Christopher Faulkner-MacDonagh is a Portfolio Manager at T. Rowe Price. He has managed the Fund since August 2018.
PURCHASE AND SALE OF FUND SHARES
Currently, shares of the Fund are only available to other MassMutual Funds, although, at the discretion of the Trust, shares of the Fund may be offered to a broader range of investors at any time. Fund shares are redeemable on any business day by written request.
TAX INFORMATION
The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains, unless you are an investor eligible for preferential tax treatment.

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MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund
INVESTMENT OBJECTIVE
The Fund seeks long-term capital appreciation by investing primarily in common stocks of small and mid cap companies.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)
Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class I
Management Fees	.67%
Distribution and Service (Rule 12b-1) Fees	.00%
Other Expenses	.09%
Total Annual Fund Operating Expenses	.76%
Expense Reimbursement	(.11%)
Total Annual Fund Operating Expenses after Expense Reimbursement(1)	.65%
(1)
The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through January 31, 2021, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed .65% for Class I. The Total Annual Fund Operating Expenses after Expense Reimbursement shown in the above table may exceed these amounts, because, as noted in the previous sentence, certain fees and expenses are excluded from the cap. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MML Advisers.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I	$66	$232	$412	$932
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 33% of the average value of its portfolio.
INVESTMENTS, RISKS, AND PERFORMANCE
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of small and mid cap companies. The Fund’s subadviser, T. Rowe Price Associates, Inc. (“T. Rowe Price”), currently considers small and mid cap companies to include companies with market capitalizations at the time of purchase that are within the market capitalization range of companies included in either the Russell 2000® Index or the Russell Midcap® Index (as of December 31, 2019, between $13 million and $78.72 billion). Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, rights, and warrants.
The Fund typically invests most of its assets in equity securities of U.S. companies, but may invest up to 25% of its total assets in foreign securities and American Depositary Receipts (“ADRs”), including emerging market securities.
The Fund may invest in real estate investment trusts (“REITs”) and exchange-traded funds. The Fund’s investments may include holdings in privately held companies and companies that only recently began to trade publicly. The Fund may at times invest a substantial portion of its assets in obligations of issuers in one or more market, economic, or industry sectors such as information technology and financial companies. The Fund

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may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter derivatives, for hedging purposes, to adjust various portfolio characteristics, or as a substitute for direct investments in securities. Such derivatives may include futures contracts, swaps, and options. The Fund may also, but will not necessarily, engage in foreign currency transactions, including forward contracts, options on currencies, futures contracts, and swap contracts, to seek to hedge or to attempt to protect against adverse changes in currency exchange rates or otherwise to adjust the currency exposures within the Fund’s portfolio. Use of derivatives by the Fund may create investment leverage. The Fund may hold a portion of its assets in cash or cash equivalents.
The Fund’s holdings will be widely diversified by industry and issuer. T. Rowe Price may employ a growth or value approach in selecting investments. For example, T. Rowe Price may seek to identify companies whose price/earnings ratios are attractive relative to the underlying earnings growth rates (e.g., emerging growth companies) and/or companies that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation.
T. Rowe Price generally looks for companies with one or more of the following: capable management or plan to improve the business through restructuring; management/employee stock ownership; proven products or services; demonstrated innovative research, product development, and/or marketing; attractive business niches; pricing flexibility; sound financial and accounting practices; a potential or demonstrated ability to grow revenues, earnings, and cash flow consistently; stock price that appears to undervalue growth prospects; low stock price relative to a company’s underlying asset values; above-average dividend yield relative to a company’s peers or its own historical norm; low price/earnings, price/book value, or price/cash flow ratios relative to the Russell 2500 Index, the company’s peers, or its own historical norm; the potential for a catalyst (such as connection to an industry experiencing increasing demand, increased investor attention, asset sales, strong business prospects, or a change in management) to cause the stock’s price to rise.
In pursuing the Fund’s investment objective, T. Rowe Price has the discretion to purchase some securities that do not meet its normal investment criteria described above, when it believes there is an opportunity for substantial appreciation (such as, for example, T. Rowe Price believes a security could increase in value as a result of a change in management, an extraordinary corporate event, a new product introduction or innovation, or a favorable competitive development).
T. Rowe Price may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.
Principal Risks
The following are the Principal Risks of the Fund. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund. Certain risks relating to instruments and strategies used in the management of the Fund are placed first. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, or investor confidence, or announcements of economic, political, or financial information.
Small and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of small and medium-sized companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Their shares can be less liquid than those of larger companies, especially during market declines. Small and medium-sized companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.
Derivatives Risk Derivatives can be highly volatile and involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create

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investment leverage. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect or benefit anticipated. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Many derivatives are traded in the over-the-counter market and not on exchanges.
Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, industry, political, regulatory, and other conditions. Political, social, diplomatic, and economic developments, U.S. and foreign government action such as the imposition of currency or capital blockages, controls, or tariffs, economic and trade sanctions or embargoes, security suspensions, entering or exiting trade or other intergovernmental agreements, or the expropriation or nationalization of assets in a particular country, can cause dramatic declines in certain or all securities with exposure to that country and other countries. In the event of nationalization, expropriation, or other confiscation, the Fund could lose its entire foreign investment in a particular country. There may be quotas or other limits on the ability of the Fund (or clients of the Fund’s investment adviser or subadviser) to invest or maintain investments in securities of issuers in certain countries. Enforcing legal rights can be more difficult, costly, and limited in certain foreign countries, and can be particularly difficult against foreign governments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by changes in currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates. Frontier markets, a subset of emerging markets, generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to having abrupt changes in currency values, less mature markets and settlement practices, and lower trading volumes that could lead to greater price volatility and illiquidity. Non-U.S. transaction costs, such as brokerage commissions and custody costs may be higher than in the United States. In addition, foreign markets can react differently to market, economic, industry, political, regulatory, and other conditions than the U.S. market.
Growth Company Risk The prices of growth securities are often highly sensitive to market fluctuations because of their heavy dependence on future earnings or cash flow expectations, and can be more volatile than the market in general.
Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock the investment adviser or subadviser judges to be undervalued may actually be appropriately priced.
Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.
Convertible Securities Risk Convertible securities are subject to the risks of both debt instruments and equity securities. The price of a convertible security may change in response to changes in price of the underlying equity security, the credit quality of the issuer, and interest rates. In general, the values of convertible securities tend to decline as interest rates rise and to rise when interest rates fall. A convertible security generally has less potential for gain or loss than the underlying equity security.
Liquidity Risk Certain securities may be difficult (or impossible) to sell or certain positions may be difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid

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investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time. The Fund may not receive the proceeds from the sale of certain investments for an extended period.
Management Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses.
Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market induced changes affecting particular industries, sectors, or issuers. Stock markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.
Preferred Stock Risk Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, changes in interest rates may adversely affect the value of a preferred stock that pays a fixed dividend.
REIT Risk Investments in REITs may be subject to risks similar to those associated with direct investment in real estate, as well as additional risks associated with equity investments. As a shareholder in a REIT, the Fund, and indirectly the Fund’s shareholders, would bear its ratable share of the REIT’s expenses and would at the same time continue to pay its own fees and expenses.
Restricted Securities Risk The Fund may hold securities that are restricted as to resale under the U.S. federal securities laws, such as securities in certain privately held companies. Such securities may be highly illiquid and their values may experience significant volatility. Restricted securities may be difficult to value.
Risk of Investment in Other Funds or Pools The Fund is indirectly exposed to all of the risks of the underlying funds, including ETFs, in which it invests, including the risk that the underlying funds will not perform as expected. The Fund indirectly pays a portion of the expenses incurred by the underlying funds.
Sector Risk The Fund may allocate more of its assets to particular industries or to particular economic, market, or industry sectors than to others. This could increase the volatility of the Fund’s portfolio, and the Fund’s performance may be more susceptible to developments affecting issuers in those industries or sectors than if the Fund invested more broadly.
Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.
Performance Information
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class I shares. The table shows how the Fund’s average annual returns for 1 year, and since inception, compare with those of a broad measure of market performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.
Annual Performance
Class I Shares
Highest Quarter:	Q1 '19,	15.51%	Lowest Quarter:	Q3 '19,	–0.95%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to

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investors who hold Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.
Average Annual Total Return
(for the periods ended December 31, 2019)
		One Year	Since Inception (2/9/2018)
Class I	Return Before Taxes	29.71%	12.70%
	Return After Taxes on Distributions	28.98%	11.97%
	Return After Taxes on Distributions and Sales of Fund Shares	18.04%	9.61%
Russell 2500 Index (reflects no deduction for fees, expenses, or taxes)		27.77%	10.47%
MANAGEMENT
Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)
Subadviser(s): T. Rowe Price Associates, Inc. (“T. Rowe Price”)
Portfolio Manager(s):
Frank Alonso is a Vice President and Portfolio Manager at T. Rowe Price. He has managed the Fund since its inception (February 2018).
Brian W. H. Berghuis, CFA is a Vice President and Equity Portfolio Manager at T. Rowe Price. He has managed the Fund since its inception (February 2018).
Joshua K. Spencer, CFA is a Vice President, Portfolio Manager, and Research Analyst at T. Rowe Price. He has managed the Fund since March 2019.
J. David Wagner, CFA is a Vice President and Equity Portfolio Manager at T. Rowe Price. He has managed the Fund since its inception (February 2018).
David Wallack is a Vice President and Portfolio Manager at T. Rowe Price. He has managed the Fund since its inception (February 2018).
PURCHASE AND SALE OF FUND SHARES
Currently, shares of the Fund are only available to other MassMutual Funds, although, at the discretion of the Trust, shares of the Fund may be offered to a broader range of investors at any time. Fund shares are redeemable on any business day by written request.
TAX INFORMATION
The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains, unless you are an investor eligible for preferential tax treatment.

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MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund
INVESTMENT OBJECTIVE
The Fund seeks a high level of income consistent with capital preservation.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)
Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class I
Management Fees	.32%
Distribution and Service (Rule 12b-1) Fees	.00%
Other Expenses	.11%
Total Annual Fund Operating Expenses	.43%
Expense Reimbursement	(.28%)
Total Annual Fund Operating Expenses after Expense Reimbursement(1)	.15%
(1)
The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through January 31, 2021, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed .15% for Class I. The Total Annual Fund Operating Expenses after Expense Reimbursement shown in the above table may exceed these amounts, because, as noted in the previous sentence, certain fees and expenses are excluded from the cap. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MML Advisers.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I	$15	$110	$213	$515
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 155% of the average value of its portfolio.
INVESTMENTS, RISKS, AND PERFORMANCE
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 85% of its net assets (plus the amount of any borrowings for investment purposes) in U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Government and in repurchase agreements on U.S. Treasury securities. The Fund’s subadviser, T. Rowe Price Associates, Inc. (“T. Rowe Price”), invests the remainder of the Fund’s assets in other securities backed by the full faith and credit of the U.S. Government, in repurchase agreements on such securities, and in shares of a T. Rowe Price internal money fund or short-term bond fund that invests exclusively in securities backed by the full faith and credit of the U.S. Government. Securities backed by the full faith and credit of the U.S. Government include, without limitation, securities issued by Government National Mortgage Association and other government agencies and certain corporate debt securities guaranteed by U.S. Government agencies.
The dollar-weighted average maturity of the Fund’s portfolio is expected to vary between 15 and 20 years, but may range from 10 to 30 years.
U.S. Treasury securities in which the Fund may invest include Treasury bills, notes, and bonds, including Treasury inflation protected securities. The Fund may use derivatives to adjust its sensitivity to interest rate changes and to gain exposure to U.S. Treasury security prices. Such instruments include U.S. Treasury futures, which

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are futures contracts on U.S. Treasury bonds or notes, Treasury STRIPS (which are zero-coupon securities created by separating the principal and interest payments on U.S. Treasury securities), interest rate swaps, and options. Use of derivatives by the Fund may create investment leverage.
The Fund may purchase and sell securities on a when-issued, delayed delivery, to-be-announced, or forward committment basis.
T. Rowe Price may sell securities for a variety of reasons, such as to adjust the portfolio’s average maturity or to shift assets into and out of higher-yielding securities.
Principal Risks
The following are the Principal Risks of the Fund. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund. Certain risks relating to instruments and strategies used in the management of the Fund are placed first. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Certain events, such as market or economic developments, regulatory or government actions, natural disasters, terrorist attacks, war, and other geopolitical events can have a dramatic adverse effect on the debt market and the overall liquidity of the market for fixed income securities. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. Fixed income securities are subject to interest rate risk (the risk that the value of a fixed income security will fall when interest rates rise), extension risk (the risk that the average life of a security will be extended through a slowing of principal payments), prepayment risk (the risk that a security will be prepaid and the Fund will be required to reinvest at a less favorable rate), and credit risk.
Credit Risk Credit risk is the risk that an issuer, guarantor, or liquidity provider of a fixed income security held by the Fund may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The Fund may also be exposed to the credit risk of its counterparty to repurchase agreements, reverse repurchase agreements, swap transactions, and other derivatives transactions, and to the counterparty’s ability or willingness to perform in accordance with the terms of the transaction. The value of such transactions to the Fund will depend on the willingness and ability of the counterparty to perform its obligations, including among other things the obligation to return collateral or margin to the Fund.
Derivatives Risk Derivatives can be highly volatile and involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect or benefit anticipated. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Many derivatives are traded in the over-the-counter market and not on exchanges.
Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.
Leveraging Risk Instruments and transactions, including derivatives, that create leverage may cause the value of an investment in the Fund to be more volatile, could result in larger losses than if they were not used, and tend to compound the effects of other risks.
Liquidity Risk Certain securities may be difficult (or impossible) to sell or certain positions may be

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difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time. The Fund may not receive the proceeds from the sale of certain investments for an extended period.
Management Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses.
Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.
Repurchase Agreement Risk  These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.
Risk of Investment in Other Funds or Pools The Fund is indirectly exposed to all of the risks of the underlying funds, including ETFs, in which it invests, including the risk that the underlying funds will not perform as expected. The Fund indirectly pays a portion of the expenses incurred by the underlying funds.
Sector Risk The Fund may allocate more of its assets to particular industries or to particular economic, market, or industry sectors than to others. This could increase the volatility of the Fund’s portfolio, and the Fund’s performance may be more susceptible to developments affecting issuers in those industries or sectors than if the Fund invested more broadly.
U.S. Government Securities Risk Obligations of certain U.S. Government agencies and instrumentalities are not backed by the full faith and credit of the U.S. Government, and there can be no assurance that the U.S. Government would provide financial support to such agencies and instrumentalities.
Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.
When-Issued, Delayed Delivery, TBA, and Forward Commitment Transaction Risk These transactions may create leverage and involve a risk of loss if the value of the securities declines prior to settlement.
Performance Information
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class I shares. The table shows how the Fund’s average annual returns for 1 year, and since inception, compare with those of a broad measure of market performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.
Annual Performance
Class I Shares
Highest Quarter:	Q3 '19,	7.83%	Lowest Quarter:	Q4 '19,	–4.14%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

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Average Annual Total Return
(for the periods ended December 31, 2019)
		One Year	Since Inception (2/9/2018)
Class I	Return Before Taxes	14.67%	9.98%
	Return After Taxes on Distributions	11.79%	8.06%
	Return After Taxes on Distributions and Sales of Fund Shares	9.30%	7.03%
Bloomberg Barclays Long-Term U.S. Treasury Index (reflects no deduction for fees, expenses, or taxes)		14.83%	10.28%
MANAGEMENT
Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)
Subadviser(s): T. Rowe Price Associates, Inc. (“T. Rowe Price”)
Portfolio Manager(s):
Brian Brennan, CFA is a Vice President and Portfolio Manager at T. Rowe Price. He has managed the Fund since its inception (February 2018).
PURCHASE AND SALE OF FUND SHARES
Currently, shares of the Fund are only available to other MassMutual Funds, although, at the discretion of the Trust, shares of the Fund may be offered to a broader range of investors at any time. Fund shares are redeemable on any business day by written request.
TAX INFORMATION
The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains, unless you are an investor eligible for preferential tax treatment.

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Additional Information Regarding Investment Objectives and Principal Investment Strategies
Changes to Investment Objectives and Strategies. Each Fund’s investment objective and strategies are non-fundamental and may be changed by the Board of Trustees (the “Trustees”) of the MassMutual Select Funds (the “Trust”) without shareholder approval.
Note Regarding Percentage Limitations. All percentage limitations on investments in this Prospectus will apply at the time of investment, and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of the investment. (As a result, the actual investments making up a Fund’s portfolio may not at a particular time comport with any such limitation due to increases or decreases in the values of securities held by the Fund.) However, if, through a change in values, net assets, or other circumstances, a Fund were in a position where more than 15% of its net assets was invested in illiquid securities, the Fund would take appropriate orderly steps, as deemed necessary, to protect liquidity. With respect to a Fund whose name suggests that the Fund focuses its investments in a particular type of investment or investments, or in investments in a particular industry or group of industries, and that has adopted a policy under Rule 35d-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), such Fund’s policy to invest at least 80% of its net assets in certain investments may be changed by the Trustees upon at least 60 days’ prior written notice to shareholders.
Credit Ratings. Security ratings are determined at the time of investment based on ratings published by nationally recognized statistical rating organizations; if a security is not rated, it will be deemed to have the same rating as a security determined by the investment adviser or subadviser to be of comparable quality. Unless otherwise stated, if a security is rated by more than one nationally recognized statistical rating organization, the highest rating is used. The Fund may retain any security whose rating has been downgraded after purchase.
Duration. Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security’s value to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. Unlike the maturity of a debt security, which measures only the time until final payment is due, duration takes into account the time until all payments of interest and principal on a security are expected to be made, including how these payments are affected by prepayments and by changes in interest rates.
Leverage. Leverage generally has the effect of increasing the amount of loss or gain a Fund might realize, and may increase volatility in the value of a Fund’s investments. Adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the amount invested in the derivative itself.
Temporary Defensive Positions. At times, a Fund’s investment adviser or subadviser may determine that market conditions make pursuing a Fund’s basic investment strategy inconsistent with the best interests of its shareholders. At such times, the investment adviser or subadviser may (but will not necessarily), without notice, temporarily use alternative strategies primarily designed to reduce fluctuations in the values of a Fund’s assets. In implementing these defensive strategies, a Fund may hold assets without limit in cash and cash equivalents and in other investments that the investment adviser or subadviser believes to be consistent with the Fund’s best interests. If such a temporary defensive strategy is implemented, a Fund may not achieve its investment objective.
Portfolio Turnover. Changes are made in a Fund’s portfolio whenever the investment adviser or subadviser believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions. A high portfolio turnover rate will result in higher costs from brokerage commissions, dealer-mark-ups, bid-ask spreads, and other transaction costs and may also result in a higher percentage of short-term capital gains and a lower percentage of long-term capital gains as compared to a fund that trades less frequently (short-term capital gains generally receive less favorable tax treatment in the hands of shareholders than do long-term capital gains). Such costs are not reflected in the Funds’ Total Annual Fund Operating Expenses set forth in the fee tables but do have the effect of reducing a Fund’s investment return.

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Non-Principal Investments; Use of Derivatives; Securities Loans; Repurchase Agreements. A Fund may hold investments that are not included in its principal investment strategies. These non-principal investments are described in the Statement of Additional Information (“SAI”) or below under “Additional Information Regarding Principal Risks.” A Fund also may choose not to invest in certain securities described in this Prospectus and in the SAI, even though it has the ability to do so. Certain Funds may engage in transactions involving derivatives as part of their principal investment strategies; the disclosures of the principal investment strategies of those Funds include specific references to those derivatives transactions. Any of the other Funds may engage in derivatives transactions not as part of their principal investment strategies, and Funds that may use certain derivatives as part of their principal investment strategies may use other derivatives (not as part of their principal investment strategies), as well. A Fund may use derivatives for hedging purposes, as a substitute for direct investment, to earn additional income, to adjust portfolio characteristics, including duration (interest rate volatility), to gain exposure to securities or markets in which it might not be able to invest directly, to provide asset/liability management, or to take long or short positions on one or more indexes, securities, or foreign currencies. If a Fund takes a short position with respect to a particular index, security, or currency, it will lose money if the index, security, or currency appreciates in value, or an expected credit or other event that might affect the value of the index, security, or currency fails to occur. Losses could be significant. Derivatives transactions may include, but are not limited to, foreign currency exchange transactions, options, futures contracts, interest rate swaps, interest rate futures contracts, forward contracts, total return swaps, credit default swaps, and hybrid instruments. A Fund may use derivatives to create investment leverage. See “Additional Information Regarding Principal Risks,” below, and the SAI for more information regarding those transactions.
A Fund may make loans of portfolio securities to broker-dealers and other financial intermediaries of up to 33% of its total assets, and may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral, or if the Fund is required to return collateral to a borrower at a time when it may realize a loss on the investment of that collateral. Any losses from the investment of cash collateral received by the Fund will be for the Fund’s account and may exceed any income the Fund receives from its securities lending activities. A repurchase agreement is a transaction in which a Fund purchases a security from a seller, subject to the obligation of the seller to repurchase that security from the Fund at a higher price. A Fund may enter into securities loans and repurchase agreements as a non-principal investment strategy.
Foreign Securities. The globalization and integration of the world economic system and related financial markets have made it increasingly difficult to define issuers geographically. Accordingly, the Funds intend to construe geographic terms such as “foreign,” “non-U.S.,” “European,” “Latin American,” “Asian,” and “emerging markets” in the manner that affords to the Funds the greatest flexibility in seeking to achieve the investment objective(s) of the relevant Fund. Specifically, unless otherwise stated, in circumstances where the investment objective and/or strategy is to invest (a) exclusively in “foreign securities,” “non-U.S. securities,” “European securities,” “Latin American securities,” “Asian securities,” or “emerging markets” (or similar directions) or (b) at least some percentage of the Fund’s assets in foreign securities, etc., the Fund will take the view that a security meets this description so long as the issuer of a security is tied economically to the particular country or geographic region indicated by words of the relevant investment objective and/or strategy (the “Relevant Language”). For these purposes the issuer of a security is deemed to have that tie if:
(i) the issuer is organized under the laws of the country or a country within the geographic region suggested by the Relevant Language or maintains its principal place of business in that country or region; or
(ii) the securities are traded principally in the country or region suggested by the Relevant Language; or
(iii) the issuer, during its most recent fiscal year, derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the country or region suggested by the Relevant Language or has at least 50% of its assets in that country or region.
In addition, the Funds intend to treat derivative securities (e.g., call options) for this purpose by reference to the underlying security. Conversely, if the investment objective and/or strategy of a

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Fund limits the percentage of assets that may be invested in “foreign securities,” etc. or prohibits such investments altogether, a Fund intends to categorize securities as “foreign,” etc. only if the security possesses all of the attributes described above in clauses (i), (ii), and (iii).
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Disclosure of Portfolio Holdings
A description of the Funds’ policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Funds’ SAI.
Additional Information Regarding Principal Risks
A Fund, by itself, generally is not intended to provide a complete investment program. Investment in the Funds is intended to serve as part of a diversified portfolio of investments. An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
The value of your investment in a Fund changes with the values of the investments in the Fund’s portfolio. Many things can affect those values. Factors that may have an important or significant effect on a particular Fund’s portfolio as a whole are called “Principal Risks.” The Principal Risks of each Fund are identified in the foregoing Fund Summaries and are described in this section. Certain Funds may be more susceptible to some risks than others. Although the Funds strive to reach their stated goals, they cannot offer guaranteed results. The value of your investment in a Fund could go down as well as up. You can lose money by investing in the Funds.
The SAI contains further information about the Funds, their investments and their related risks.
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Bank Loans Risk

Many of the risks associated with bank loans are similar to the risks of investing in below investment grade debt securities, although bank loans are typically (though not always) senior and secured, while below investment grade debt securities or investments are often subordinated and unsecured. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. The value of any collateral securing a bank loan may decline after a Fund invests, and there is a risk that the value of the collateral may not be sufficient to cover the amount owed to the Fund. In addition, collateral securing a loan may be found invalid, may be used to pay other outstanding obligations of the borrower under applicable law, or may be difficult to sell. In the event that a borrower defaults, a Fund’s access to the collateral may be limited by bankruptcy and other insolvency laws. There is also the risk that the collateral may be difficult to liquidate, or that a majority of the collateral may be illiquid. In addition, some loans may be unsecured. Unsecured loans generally present a greater risk of loss to the Fund if the issuer defaults. In some cases, the Fund may rely on a third party to administer its interest in a loan, and so is subject to the risk that the third party will be unwilling or unable to perform its obligations. The Fund may invest in a loan by purchasing an indirect interest in the loan held by a third party. In that case, the Fund will be subject to both the credit risk of the borrower and of the third party, and the Fund may be unable to realize some or all of the value of its interest in the loan in the event of the insolvency of the third party. The settlement time for certain loans is longer than the settlement time for many other types of investments, and the Fund may not receive the payment for a loan sold by it until well after the sale; that cash would be unavailable for payment of redemption proceeds or for reinvestment. Interests in some bank loans may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Fund believes to be a fair price. Some bank loans may be illiquid, and bank loans generally tend to be less liquid than many other debt securities. The lack of a liquid secondary market may make it more difficult for the Fund to assign a value to such instruments for purposes of valuing the Fund’s portfolio and calculating its net asset value (“NAV”).
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Below Investment Grade Debt Securities Risk

Below investment grade debt securities, which are also known as “junk” or “high yield” bonds, and comparable unrated securities in which a Fund may invest, have speculative characteristics, and changes in economic conditions, the financial condition of the

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issuer, and/or an unanticipated rise in interest rates or other circumstances are more likely to lead to a weakened capacity to make principal and interest payment than in the case of higher grade securities. Below investment grade debt securities involve greater volatility of price and yield and greater risk of loss of principal and interest than do higher quality securities. In the past, economic downturns or increases in interest rates have, under certain circumstances, resulted in a higher incidence of default by the issuers of these instruments and are likely to do so in the future, especially in the case of highly leveraged issuers. The prices for these instruments may be affected by legislative and regulatory developments. Some below investment grade debt securities are issued in connection with management buy-outs and other highly leveraged transactions, and may entail substantial risk of delays in payments of principal or interest or of defaults. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the Fund more volatile and could limit the Fund’s ability to sell its securities at prices approximating the values the Fund has placed on such securities. In the absence of a liquid trading market for securities held by it, a Fund at times may be unable to establish the fair value of such securities. To the extent a Fund invests in securities in the lower rating categories, the achievement of the Fund’s goals is more dependent on the Fund investment adviser’s or subadviser’s investment analysis than would be the case if the Fund were investing in securities in the higher rating categories. Securities that are rated CCC or below by Standard & Poor’s or Caa or below by Moody’s Investors Service, Inc. are generally regarded by the rating agencies as having extremely poor prospects of ever attaining any real investment standing.
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Cash Position Risk

A Fund may hold a significant portion of its assets in cash or cash equivalents at the sole discretion of the Fund’s investment adviser or subadviser, based on such factors as it may consider appropriate under the circumstances. The portion of a Fund’s assets invested in cash and cash equivalents may at times exceed 25% of the Funds’ net assets. To the extent a Fund holds a significant portion of its assets in cash or cash equivalents, its investments returns may be adversely affected and the Fund may not achieve its investment objective.
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Commodities-Related Investments Risk

Commodity prices (including precious metals) can be extremely volatile and exposure to commodities can cause the NAV of the Fund’s shares to decline or fluctuate in a rapid and unpredictable manner. The values of physical commodities or commodity-linked derivative investments may be affected by changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, international economic, political and regulatory developments, or factors affecting a particular region, industry, or commodity, such as drought, floods, weather, embargoes, tariffs, and international economic, political, and regulatory developments. The price of a commodity may be affected by demand/supply imbalances in the market for the commodity. Also, a liquid secondary market may not exist for certain commodity investments, which may make it difficult for the Fund to sell them at a desirable price or the price at which it is carrying them. A Fund’s investments in commodities and commodity-related instruments may bear on or be limited by the Fund’s intention or ability to qualify as a “regulated investment company” for U.S. federal income tax purposes. See “Taxation and Distributions” below.
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Convertible Securities Risk

Convertible securities are bonds, debentures, notes or other debt securities that may be converted at either a stated price or stated rate into shares of common or preferred stock (or cash or other securities of equivalent value), and so are subject to the risks of investments in both debt securities and equity securities. The price of a convertible security may change in response to changes in price of the underlying equity security, the credit quality of the issuer, and interest rates. Due to the conversion feature, convertible debt securities generally yield less than non-convertible securities of similar credit quality and maturity. The values of convertible securities may be

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interest-rate sensitive and tend to decline as interest rates rise and to rise when interest rates fall. A Fund may invest at times in securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into stock at a specified date and conversion ratio, or that are convertible at the option of the issuer. When conversion is not at the option of the holder, a Fund may be required to convert the security into the underlying stock even at times when the value of the underlying common stock has declined substantially or it would otherwise be disadvantageous to do so.
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Credit Risk

Credit risk is the risk that an issuer, guarantor, or liquidity provider of a fixed income security held by a Fund may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. It includes the risk that the security will be downgraded by a credit rating agency; generally, lower credit quality issuers present higher credit risks. An actual or perceived decline in creditworthiness of an issuer of a fixed income security held by the Fund may result in a decrease in the value of the security. It is possible that the ability of an issuer to meet its obligations will decline substantially during the period when the Fund owns securities of the issuer or that the issuer will default on its obligations or that the obligations of the issuer will be limited or restructured. The credit rating assigned to any particular investment does not necessarily reflect the issuer’s current financial condition and does not reflect an assessment of an investment’s volatility or liquidity. Securities rated in the lowest category of investment grade are considered to have speculative characteristics. In addition, below investment grade debt securities (i.e., “junk” or “high yield” bonds) involve greater credit risk, are more volatile, involve greater risk of price declines and may be more susceptible to economic downturn than investment grade securities. If a security held by the Fund loses its rating or its rating is downgraded, the Fund may nonetheless continue to hold the security in the discretion of the investment adviser or subadviser. In the case of asset-backed or mortgage-related securities, changes in the actual or perceived ability of the obligors on the underlying assets or mortgages may affect the values of those securities.
The Fund may also be exposed to the credit risk of its counterparty to repurchase agreements, reverse repurchase agreements, swap transactions, and other derivatives transactions, and to the counterparty’s ability or willingness to perform in accordance with the terms of the transaction. The value of such transactions to the Fund will depend on the willingness and ability of the counterparty to perform its obligations, including among other things the obligation to return collateral or margin to the Fund.
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Currency Risk

Because foreign securities normally are denominated and traded in foreign currencies, the value of a Fund’s assets may be affected favorably or unfavorably by changes in currency exchange rates, currency exchange control regulations, intervention (or failure to intervene) by the U.S. or foreign governments in currency markets, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies. A Fund may, but will not necessarily, engage in foreign currency transactions in order to protect against fluctuations in the values of holdings denominated in or exposed to other currencies, or, for certain Funds, to generate additional returns. Derivatives transactions providing exposure to foreign currencies create investment leverage. A Fund’s investment in foreign currencies may increase the amount of ordinary income recognized by the Fund.
Officials in foreign countries may from time to time take actions in respect of their currencies which could significantly affect the value of a Fund’s assets denominated in those currencies or the liquidity of such investments. For example, a foreign government may unilaterally devalue its currency against other currencies, which would typically have the effect of reducing the U.S. dollar value of investments denominated in that currency. A foreign government may also limit the convertibility or repatriation of its currency or assets denominated in its currency, which would adversely affect the U.S. dollar value and

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liquidity of investments denominated in that currency. In addition, although at times most of a Fund’s income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars. As a result, if the exchange rate for any such currency declines after the Fund’s income has been earned and translated into U.S. dollars but before payment to shareholders, the Fund could be required to sell portfolio investments to make such distributions. Similarly, if a Fund incurs an expense in a foreign currency and the exchange rate changes adversely to the Fund before the expense is paid, the Fund would have to convert a greater amount of U.S. dollars to pay for the expense at that time than it would have had to convert at the time the Fund incurred the expense. Investments in foreign currencies themselves (directly or through derivatives transactions) may be highly volatile and may create investment leverage.
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Cyber Security and Technology Risk

The Funds and their service providers (including the Funds’ investment adviser, subadviser, custodian, and transfer agent) are subject to operational and information security risks, including those resulting from cyber-attacks and other technological issues. Technological issues or failures, or interference or attacks by “hackers” or others, may have the effect of disabling or hindering the Funds’ operations or the operations of a service provider to the Funds. There are inherent limitations in business continuity plans and technology systems designed to prevent cyber-attacks and avoid operational incidents, including the possibility that certain risks have not been identified. The Funds’ investment adviser does not control the cyber security plans and systems put in place by third-party service providers, and such third-party service providers may have limited indemnification obligations to the Funds’ investment adviser or the Funds, each of whom could be negatively impacted as a result. Similar risks also are present for issuers of securities in which the Funds invest, which could result in material adverse consequences for such issuers, and may cause a Fund’s investment in such securities to lose value.
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Defaulted and Distressed Securities Risk

Defaulted securities risk refers to the uncertainty of repayment of defaulted securities and obligations of distressed issuers. Because the issuer of such securities is in default and is likely to be in distressed financial condition, repayment of defaulted securities and obligations of distressed issuers (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring, or in bankruptcy or insolvency proceedings) is subject to significant uncertainties. The market will likely be less liquid for distressed or defaulted securities than for other types of securities. Reduced liquidity can affect the valuations of distressed or defaulted securities, make their valuation and sale more difficult, and result in greater volatility. Insolvency laws and practices in foreign countries are different than those in the U.S. and the effect of these laws and practices cannot be predicted with certainty. Investments in defaulted securities and obligations of distressed issuers are considered speculative.
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Derivatives Risk

Derivatives are financial contracts whose values depend upon, or are derived from, the value of an underlying asset, reference rate, or index. Derivatives may relate to stocks, bonds, interest rates, currencies, credit exposures, currency exchange rates, commodities, related indexes, or other assets. The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. Derivatives can be highly volatile and are subject to a number of potential risks described in this Prospectus, including market risk, credit risk, management risk, liquidity risk, and leveraging risk. Derivative products are highly specialized instruments that may require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument or index but also of the derivative itself, often without the benefit of observing the performance of the derivative under all possible market conditions. (For example, successful use of a credit default swap may require, among other things, an understanding of both the credit of the company to which

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it relates and of the way the swap is likely to respond to changes in various market conditions and to factors specifically affecting the company.) The use of derivatives involves the risk that a loss may be sustained as a result of the failure of another party to the contract (typically referred to as a “counterparty”) to make required payments or otherwise to comply with the contract’s terms. Derivative transactions can create investment leverage. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. Since the values of derivatives are calculated and derived from the values of other assets, reference rates, or indexes, there is greater risk that derivatives will be improperly valued. Derivatives also involve the risk that changes in the value of a derivative may not correlate perfectly with changes in the value of its underlying asset, rate, or index, and the risk that a derivative transaction may not have the effect or benefit the Fund’s investment adviser or subadviser anticipated. Also, suitable derivative transactions may not be available in all circumstances, and there can be no assurance that a Fund will engage in these transactions when that would be beneficial. A liquid secondary market may not always exist for a Fund’s derivative positions at any time. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price or at all. Although the use of derivatives is intended to enhance a Fund’s performance, it may instead reduce returns and increase volatility.
Recent U.S. and non-U.S. legislative and regulatory reforms, including those related to the Dodd-Frank Wall Street Reform and Consumer Protection Act, have resulted in, and may in the future result in, new regulation of derivative instruments and the Funds’ use of such instruments. New regulations could, among other things, restrict a Fund’s ability to engage in derivative transactions (for example, by making certain types of derivative instruments or transactions no longer available to a Fund), establish new margin requirements and/or increase the costs of derivatives transactions, and a Fund may as a result be unable to execute its investment strategies in a manner its subadviser might otherwise choose. Counterparty risk with respect to derivatives has been and may continue to be affected by new rules and regulations concerning the derivatives market. Some derivatives transactions are required to be centrally cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds the position, rather than the credit risk of its original counterparty to the derivatives transaction. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses and clearing members, and it is not clear how an insolvency proceeding of a clearing house or clearing member would be conducted, what effect the insolvency proceeding would have on any recovery by a Fund, and what impact an insolvency of a clearing house or clearing member would have on the financial system more generally.
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Futures Contract Risk.  A Fund may enter into futures contracts, in which the Fund agrees to buy or sell certain financial instruments or index units or other assets on a specified future date at a specified price or rate. A Fund may also enter into contracts to deliver in the future an amount of one currency in return for an amount of another currency. If a Fund’s investment adviser or subadviser misjudges the direction of interest rates, markets, or foreign exchange rates, a Fund’s overall performance could suffer. The risk of loss could be far greater than the investment made because a futures contract requires only a small deposit to take a large position. A small change in a financial futures contract could have a substantial impact on a Fund, favorable or unfavorable. An investor could also suffer losses if it is unable to close out a futures contract because of an illiquid secondary market. Futures are subject to the creditworthiness of the futures commission merchants or brokers and clearing organizations involved in the transactions. In the event of the insolvency of its futures commission merchant or broker, a Fund may be delayed or prevented from recovering some or all of the margin it has deposited with the merchant or broker, or any increase in the value of its futures positions held through that merchant or broker.

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Dollar Roll Transaction Risk

In a dollar roll transaction, a Fund sells mortgage-backed securities for delivery to the buyer in the current month and simultaneously contracts to purchase similar securities on a specified future date from the same party. These types of transactions generally create leverage (see “Leveraging Risk” below). It may be difficult or impossible for a Fund to exercise its rights under a dollar roll transaction in the event of the insolvency or bankruptcy of the counterparty, and the Fund may not be able to purchase the securities or other assets subject to the transaction and may be required to return any collateral it holds.
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Emerging Markets Risk

Investing in emerging market securities poses risks different from, and/or greater than, risks of investing in domestic securities or in the securities of foreign, developed countries. These risks may include, for example, smaller market-capitalizations of securities markets; significant price volatility; illiquidity; limits on foreign investment; and possible limits on repatriation of investment income and capital. Future economic or political events or crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or the creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in those currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Although many of the emerging market securities in which a Fund may invest are traded on securities exchanges, they may trade in limited volume, and the exchanges may not provide all of the conveniences or protections provided by securities exchanges in more developed markets.
Additional risks of emerging market securities may include greater social, economic, and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; greater custody and operational risks; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal, regulatory, and accounting systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending settlement, or be delayed in disposing of a portfolio security. It may be more difficult to obtain and/or enforce a judgment in a court outside the U.S., and a judgment against a foreign government may be unenforceable.
Frontier markets, a subset of emerging markets, generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to having abrupt changes in currency values, less mature markets and settlement practices, and lower trading volumes that could lead to greater price volatility and illiquidity.
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Equity Securities Risk

Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, or investor confidence, or announcements of economic, political, or financial information.
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Fixed Income Securities Risk

The values of debt securities change in response to interest rate changes. In general, as interest rates rise, the value of a debt security is likely to fall. This risk is generally greater for obligations with longer maturities or for debt securities that do not pay current interest (such as zero-coupon securities). Debt securities with variable and floating interest rates can be less sensitive to interest rate changes, although, to the extent a Fund’s income is based on short-term interest rates

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that fluctuate over short periods of time, income received by the Fund may decrease as a result of a decline in interest rates. In response to an interest rate decline, debt securities that provide the issuer with the right to call or redeem the security prior to maturity may be called or redeemed, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate and therefore the Fund might not benefit from any increase in value as a result of declining interest rates. The value of a debt security also depends on the issuer’s actual or perceived credit quality or ability to pay principal and interest when due. The value of a debt security is likely to fall if an issuer or the guarantor of a security is unable or unwilling (or is perceived to be unable or unwilling) to make timely principal and/or interest payments or otherwise to honor its obligations or if the debt security’s rating is downgraded by a credit rating agency. The value of a debt security can also decline in response to changes in market, economic, industry, political, and regulatory conditions that affect a particular type of debt security or issuer or debt securities generally. Certain events, such as market or economic developments, regulatory or government actions, natural disasters, terrorist attacks, war, and other geopolitical events can have a dramatic adverse effect on the debt market and the overall liquidity of the market for fixed income securities.
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Extension Risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security.

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Prepayment Risk. Prepayment risk is the risk that principal of a debt obligation will be repaid at a faster rate than anticipated. In such a case, a Fund may lose the benefit of a favorable interest rate for the remainder of the term of the security in question, and may only be able to reinvest the amount of the prepayment at a less favorable rate.

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Interest Rate Risk. The values of bonds and other debt instruments usually rise and fall in response to changes in interest rates. The values of debt instruments generally increase in response to declines in interest rates and rise in response to increases in interest rates. Interest rate risk is generally greater for investments with longer durations or maturities. Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, a Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.
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Foreign Investment Risk

Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, industry, political, regulatory, and other conditions. Political, social, diplomatic, and economic developments, U.S. and foreign government action such as the imposition of currency or capital blockages, controls, or tariffs, economic and trade sanctions or embargoes, security suspensions, entering or exiting trade or other intergovernmental agreements, or the expropriation or nationalization of assets in a particular country, can cause dramatic declines in certain or all securities with exposure to that country and other countries. In the event of nationalization, expropriation, or other confiscation, a Fund could lose its entire foreign investment in a particular country. There may be quotas or other limits on the ability of a Fund (or clients of a Fund’s investment adviser or subadviser) to invest or maintain investments in securities of issuers in certain countries. Enforcing legal rights can be more difficult, costly, and limited in certain foreign countries, and can be particularly difficult against foreign governments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of a Fund’s assets may be affected favorably or unfavorably by changes in currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many

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non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the United States. The securities of some non-U.S. companies are less liquid and at times more volatile than securities of comparable U.S. companies. Non-U.S. transaction costs, such as brokerage commissions and custody costs may be higher than in the United States. In addition, foreign markets can perform differently from U.S. markets and can react differently to market, economic, industry, political, regulatory, geopolitical, and other conditions than the U.S. market.
The willingness and ability of foreign governmental entities to pay principal and interest on government securities depends on various economic factors, including for example the issuer’s balance of payments, overall debt level, and cash-flow considerations related to the availability of tax or other revenues to satisfy the issuer’s obligations. If a foreign governmental entity defaults on its obligations on the securities, a Fund may have limited recourse available to it. The laws of some foreign countries may limit a Fund’s ability to invest in securities of certain issuers located in those countries. Special tax considerations apply to a Fund’s investments in foreign securities. A Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the amount, timing, or character of the Fund’s distributions.
A Fund may invest in foreign securities known as depositary receipts, in the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), or other similar securities. An ADR is a U.S. dollar-denominated security issued by a U.S. bank or trust company that represents, and may be converted into, a foreign security. An EDR or a GDR is generally similar but is issued by a non-U.S. bank. Depositary receipts are subject to the same risks as direct investment in foreign securities. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted, and changes in currency exchange rates may affect the value of an ADR investment in ways different from direct investments in foreign securities. Funds may invest in both sponsored and unsponsored depositary receipts. Unsponsored depositary receipts are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuers may not be as current for unsponsored depositary receipts and the prices of unsponsored depositary receipts may be more volatile than if such instruments were sponsored by the issuer. An investment in an ADR is subject to the credit risk of the issuer of the ADR.
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Frequent Trading/Portfolio Turnover Risk

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. The investment policies of a Fund may lead to frequent changes in the Fund’s investments, particularly in periods of volatile market movements, in order to take advantage of what the Fund’s investment adviser or subadviser believes to be temporary investment opportunities. A change in the securities held by a Fund is known as “portfolio turnover.” Portfolio turnover generally involves some expense to a Fund, including brokerage commissions, bid-asked spreads, dealer mark-ups, and other transaction costs on the sale of securities and reinvestments in other securities, and may result in the realization of taxable capital gains (including short-term gains, which are generally treated as ordinary income when distributed to shareholders). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. Consult your tax adviser regarding the effect of a Fund’s portfolio turnover rate on your investments.
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Geographic Focus Risk

When a Fund invests a relatively large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region, the Fund’s performance could be closely tied to the market, currency, economic, political, or regulatory conditions and developments in those countries or that region, and could be more volatile than the performance of more geographically diversified funds.

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Growth Company Risk

Growth company securities tend to be more volatile in terms of price swings and trading volume than many other types of equity securities. Growth companies, especially technology related companies, have seen dramatic rises and falls in stock valuations. Funds that invest in growth companies are subject to the risk that the market may deem these companies’ stock prices over-valued, which could cause steep and/or volatile price swings. Also, since investors buy these stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines.
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Indexing Risk

There are several reasons why an index Fund’s performance may not track the performance of the relevant index exactly. For example, the Fund incurs a number of operating expenses not applicable to the index, and incurs costs in buying and selling securities. A Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions. The return on the sample of securities purchased by the investment adviser or subadviser, or futures or other derivative positions taken by the investment adviser or subadviser, to replicate the performance of the index may not correlate precisely with the return on the index.
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Inflation Risk

The value of assets or income from a Fund’s investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of a Fund’s assets can decline as can the value of the Fund’s distributions. The market prices of debt securities generally fall as inflation increases because the purchasing power of the future income and repaid principal is expected to be worth less when received by the Fund. Debt securities that pay a fixed rather than variable interest rate are especially vulnerable to inflation risk because variable-rate debt securities may be able to participate, over the long term, in rising interest rates which have historically accompanied long-term inflationary trends.
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Inflation-Linked Securities Risk

Inflation-linked securities are typically fixed income securities whose principal values are periodically adjusted according to a measure of inflation. If the index measuring inflation falls, the principal value of an inflation-linked security will be adjusted downward, and consequently the interest payable on the security (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original principal of the security upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-linked securities. For securities that do not provide a similar guarantee, the adjusted principal value of the security repaid at maturity may be less than the original principal.
Alternatively, the interest rates payable on certain inflation-linked securities may be adjusted according to a measure of inflation. As a result, the principal values of such securities do not adjust according to the rate of inflation, although the interest payable on such securities may decline during times of falling inflation.
The values of inflation-linked securities are expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-linked securities. Inflation-linked securities may cause a potential cash flow mismatch to investors, because an increase in the principal amount of an inflation-linked security will be treated as interest income currently subject to tax at ordinary income rates even though investors will not receive repayment of principal until maturity. If a Fund invests in such securities, it will be required to distribute such interest income in order to qualify for treatment as a regulated investment company and eliminate the Fund-level tax, without a corresponding receipt of cash, and therefore may be required to dispose of portfolio securities at a time when it may not be advantageous to do so in order to make such distributions.

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Inflation Protection Risk

During periods of low inflation, the MassMutual Select T. Rowe Price Real Assets Fund’s attempts to invest in companies that may offer some protection from accelerating inflation could lessen relative returns and cause the Fund to underperform other Funds. Even if the MassMutual Select T. Rowe Price Real Assets Fund’s investments respond well to changes in long-term inflation rates, they may not respond quickly to short-term changes in inflation rates. Further, a period of high inflation may place other strains on the economy that depress the prices of all stocks, even those of companies that typically benefit from high or rising inflation.
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Large Company Risk

Large-capitalization stocks as a group could fall out of favor with the market, causing a Fund’s investments in large-capitalization stocks to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges, including changes to technology or consumer tastes, and may grow more slowly than smaller companies, especially during market cycles corresponding to periods of economic expansion. Market capitalizations of companies change over time.
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Leveraging Risk

The use of leverage has the potential to increase returns to shareholders, but also involves additional risks. A Fund may create leverage by borrowing money (through traditional borrowings or by means of so-called reverse repurchase agreements); certain transactions, including, for example, when-issued, delayed-delivery, to-be-announced, and forward commitment purchases, loans of portfolio securities, dollar roll transactions, and the use of some derivatives, can also result in leverage. Leverage will increase the volatility of the Fund’s investment portfolio and could result in larger losses than if it were not used. The use of leverage is considered to be a speculative investment practice and may result in losses to a Fund. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. A Fund will typically pay interest or incur other borrowing costs in connection with leverage transactions.
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Liquidity Risk

Liquidity risk is the risk that particular investments may be difficult to sell or terminate at approximately the price at which the Fund is carrying the investments. The ability of a Fund to dispose of illiquid positions at advantageous prices may be greatly limited, and a Fund may have to continue to hold such positions during periods when the investment adviser or subadviser otherwise would have sold them. Some securities held by a Fund may be restricted as to resale, may trade in the over-the-counter (“OTC”) market, or may not have an active trading market due to adverse market, economic, industry, political, regulatory, geopolitical or other conditions. In addition, a Fund, by itself or together with other accounts managed by the investment adviser or subadviser, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price.
Market values for illiquid securities may not be readily available, and there can be no assurance that any fair value assigned to an illiquid security at any time will accurately reflect the price a Fund might receive upon the sale of that security. It is possible that, during periods of extreme market volatility or unusually high and unanticipated levels of redemptions, a Fund may be forced to sell large amounts of securities or terminate outstanding transactions at a price or time that is not advantageous in order to meet redemptions or other cash needs. In such a case, the sale proceeds received by a Fund may be substantially less than if the Fund had been able to sell the securities or terminate the transactions in more orderly transactions, and the sale price may be substantially lower than the price previously used by the Fund to value the securities for purposes of determining the Fund’s NAV. To the extent a Fund holds illiquid securities, it may be more likely to pay redemption proceeds in kind.
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Management Risk

Each Fund is subject to management risk because it relies on the investment adviser’s and/or subadviser’s investment analysis and its selection of investments to achieve its investment objective. A Fund’s investment adviser or subadviser manages the Fund based

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on its assessment of economic, financial, and market factors and its investment judgment. The investment adviser or subadviser may fail to ascertain properly the appropriate mix of securities for any particular economic cycle. A Fund’s investment adviser or subadviser applies its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the intended result. Management risk includes the risk that poor security selection will cause a Fund to underperform relative to other funds with similar investment objectives, or that the timing of movements from one type of security to another could have a negative effect on the overall investment performance of the Fund. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time.
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Market Risk

The values of a Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable broad market developments, which may affect securities markets generally or particular industries, sectors, or issuers. The values of a Fund’s investments may decline as a result of a number of such factors, including actual or perceived changes in general economic and market conditions, industry, political, regulatory, geopolitical and other developments, including the imposition of tariffs or other protectionist actions, changes in interest rates, currency rates, or other rates of exchange, and changes in economic and competitive industry conditions. Different parts of the market and different types of securities can react differently to these conditions. The possibility that security prices in general will decline over short or even extended periods subjects a Fund to unpredictable declines in the value of its shares, as well as potentially extended periods of poor performance. In addition, the increasing popularity of passive index-based investing may have the potential to increase security price correlations and volatility. As passive strategies generally buy or sell securities based simply on inclusion and representation in an index, securities’ prices will have an increasing tendency to rise or fall based on whether money is flowing into or out of passive strategies rather than based on an analysis of the prospects and valuation of individual securities. This may result in increased market volatility as more money is invested through passive strategies.
Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the securities in which a Fund invests or the issuers of such securities in ways that are unforeseeable. The uncertainty surrounding the sovereign debt of a significant number of European Union countries, as well as the status of the Euro, the European Monetary Union, and the European Union itself, has disrupted and may continue to disrupt markets in the U.S. and around the world. The risks associated with investments in Europe may be heightened due to the approval by citizens of the United Kingdom, in June 2016, of a referendum to leave the European Union. The United Kingdom is working towards withdrawal from the European Union at a yet to be determined date. Significant uncertainty remains in the market regarding the ramifications of that development and the arrangements that will apply to the United Kingdom’s relationship with the European Union and other countries following its withdrawal; the range and potential implications of possible political, regulatory, economic, and market outcomes are difficult to predict. There is the potential for decreased trade, capital outflows from the United Kingdom, devaluation of the pound sterling, decreased business and consumer spending and decreased foreign investment in the United Kingdom, and negative effects on the value of a Fund’s investments and/or on a Fund’s ability to enter into certain transactions or value certain investments. If one or more additional countries leave the European Union, or the European Union partially or completely dissolves, the world’s economies and securities markets may be significantly disrupted and adversely affected. Legislation or regulation also may change the way in which a Fund, the investment adviser, or subadviser is regulated. Such legislation, regulation, or other government action could limit or preclude a Fund’s ability to achieve its investment objective and affect the Fund’s performance.

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Mortgage- and Asset-Backed Securities Risk

Investments in mortgage-related and other asset-backed securities are subject to the risk of severe credit downgrades, illiquidity and defaults to a greater extent than many other types of fixed income investments. Mortgage-backed securities, including collateralized mortgage obligations and certain stripped mortgage-backed securities, represent a participation in, or are secured by, mortgage loans. Asset-backed securities are generally structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sale or installment loan contracts, leases of various types of real and personal property, receivables from credit card agreements, and student loan payments. Asset-backed securities also may be backed by pools of corporate or sovereign bonds, loans made to corporations, or a combination of these bonds and loans, commonly referred to as “collateralized debt obligations,” including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”). The assets backing collateralized debt obligations may consist in part or entirely of high risk, below investment grade debt obligations (or comparable unrated obligations). In the case of CBOs and certain other collateralized debt obligations, those may include, by way of example, high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities, and emerging market debt. In the case of CLOs, they may include, among other things, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, any or all of which may be rated below investment grade or may be comparable unrated obligations.
Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. By contrast, payments on mortgage-backed and many asset-backed investments typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily, or as a result of refinancing or foreclosure. The Fund may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Because the prepayment rate generally declines as interest rates rise, an increase in interest rates will likely increase the duration, and thus the volatility, of mortgage-backed and asset-backed securities. (Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of the security’s price to changes in interest rates. Unlike the maturity of a fixed income security, which measures only the time until final payment is due, duration takes into account the time until all payments of interest and principal on a security are expected to be made, including how these payments are affected by prepayments and by changes in interest rates.) Prepayment rates are difficult to predict and the potential impact of prepayments on the value of a mortgage-related or other asset-backed security depends on the terms of the instrument and can result in significant volatility. In addition to interest rate risk (as described under “Interest Rate Risk”), investments in mortgage-backed securities composed of subprime mortgages and investments in CDOs and CLOs backed by pools of high-risk, below investment grade debt securities may be subject to a higher degree of credit risk, valuation risk, and liquidity risk (as described under “Credit Risk,” “Valuation Risk,” and “Liquidity Risk”). Litigation with respect to the representations and warranties given in connection with the issuance of mortgage-backed securities can be an important consideration in investing in such securities, and the outcome of any such litigation could significantly impact the value of the Fund’s mortgage-backed investments.
The types of mortgages underlying securities held by the Fund may differ and may be affected differently by market factors. For example, the Fund’s investments in residential mortgage-backed securities will likely be affected significantly by factors affecting residential real estate markets and mortgages generally; similarly, investments in commercial mortgage-backed securities will likely be

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affected significantly by factors affecting commercial real estate markets and mortgages generally.
Some mortgage-backed and asset-backed investments receive only the interest portion (“IOs”) or the principal portion (“POs”) of payments on the underlying assets. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying assets. IOs tend to decrease in value if interest rates decline and rates of repayment (including prepayment) on the underlying mortgages or assets increase; it is possible that the Fund may lose the entire amount of its investment in an IO due to a decrease in interest rates. Conversely, POs tend to decrease in value if interest rates rise and rates of repayment decrease. Moreover, the market for IOs and POs may be volatile and limited, which may make them difficult for the Fund to buy or sell. The values of mortgage-related and other asset-backed securities may be substantially dependent on the servicing of the underlying asset pools, and are therefore subject to risks associated with the negligence or malfeasance by their servicers and to the credit risk of their servicers. In certain situations, the mishandling of related documentation may also affect the rights of securities holders in and to the benefits of the underlying collateral. There may be legal and practical limitations on the enforceability of any security interest granted with respect to underlying assets, or the value of the underlying assets, if any, may be insufficient if the issuer defaults.
The Fund may gain investment exposure to mortgage-backed and asset-backed investments by entering into agreements with financial institutions to buy the investments at a fixed price at a future date. The Fund may or may not take delivery of the investments at the termination date of such an agreement, but will nonetheless be exposed to changes in value of the underlying investments during the term of the agreement. These transactions may create investment leverage.
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Non-Diversification Risk

A “non-diversified” mutual fund may purchase larger positions in a smaller number of issuers than may a diversified mutual fund. Therefore, an increase or decrease in the value of the securities of a single issuer or a small number of issuers may have a greater impact on the Fund’s NAV and the Fund’s performance could be more volatile than the performance of diversified funds.
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Preferred Stock Risk

Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, if interest rates rise, the dividends on preferred stocks may be less attractive, causing the prices of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions or call/redemption provisions that can negatively affect its value. In addition, in the event of liquidation of a corporation’s assets, the rights of preferred stock generally are subordinate to the rights associated with a corporation’s debt securities.
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Real Asset Industry Risk

Because the MassMutual Select T. Rowe Price Real Assets Fund focuses its investments in certain industries that involve activities related to energy, natural resources, real estate, commodities, infrastructure, and other real assets, the Fund is more susceptible to adverse developments affecting one or more of these industries than a Fund that invests more broadly and may perform poorly during a downturn affecting issuers generally in those industries. Companies involved in activities related to real assets can be adversely affected by, among other things, government regulation or deregulation, global political and economic developments, energy and commodity prices, the overall supply and demand for oil and gas, changes in tax zoning laws, environmental issues, and low inflation.
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Real Estate Risk; REIT Risk

Investments in real estate are subject to a number of risks, including losses from casualty, condemnation or natural disasters, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, environmental regulations and other governmental action, regulatory limitations on rents, property taxes, and operating expenses. An investment in a REIT may be subject to risks similar to those associated with direct ownership of real estate,

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and may be subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws or failure by the REIT to qualify for favorable tax treatment under the Internal Revenue Code of 1986, as amended (the “Code”), and to the risk of general declines in stock prices. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. A “mortgage” REIT that invests most or all of its assets in mortgages will be subject to many of the risks described above in respect of mortgage-backed securities. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming. As a shareholder in a REIT a Fund, and indirectly the Fund’s shareholders, would bear its ratable share of the REIT’s expenses and would at the same time continue to pay its own fees and expenses. Real estate-related investments may entail leverage and may be highly volatile. The securities of small real-estate issuers can be more volatile and less liquid than securities of larger issuers and their issuers can have more limited financial resources.
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Redemptions by Affiliated Funds

The Funds are an investment option for other MassMutual Funds that are managed as “funds of funds.” As a result, from time to time, a Fund may experience a relatively large redemption and could be required to liquidate assets at inopportune times or at a loss or depressed value, which could cause the value of an investment in the Fund to decline. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would, or if the Fund is unable to invest the cash in portfolio securities that it considers as desirable as the Fund’s portfolio securities.
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Repurchase Agreement Risk

A Fund may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral, or if the Fund is required to return collateral to a borrower at a time when it may realize a loss on the investment of that collateral.
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Restricted Securities Risk

A Fund may hold securities that are restricted as to resale under the U.S. federal securities laws, such as securities in certain privately held companies. There can be no assurance that a trading market will exist at any time for any particular restricted security. Limitations on the resale of these securities may prevent the Fund from disposing of them promptly at reasonable prices or at all. Restricted securities may be highly illiquid. A Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Restricted securities may be difficult to value because market quotations may not be readily available, and there may be little publicly available information about the securities or their issuers. The values of restricted securities may be highly volatile.
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Risk of Investment in other Funds or Pools

A Fund may invest in other investment companies or pooled vehicles, including closed-end funds, trusts, and exchange-traded funds (“ETFs”), that are advised by the Fund’s investment adviser or subadviser, as applicable, their affiliates, or by unaffiliated parties, to the extent permitted by applicable law. As a shareholder in an investment company or other pool, the Fund, and indirectly that Fund’s shareholders, bear a ratable share of the investment company’s or pool’s expenses, including, but not limited to, advisory and administrative fees, and the Fund at the same time continues to pay its own fees and expenses. Investment companies or pools in which the Funds may invest may change their investment objectives or policies without the approval of a Fund, in which case a Fund may be forced to withdraw its investment from the investment company or pool at a disadvantageous time. Private investment pools in which the Funds may invest are not registered under the 1940 Act, and so will not offer all of the protections provided by the 1940 Act (including, among other things, independent oversight, protections against certain conflicts of interest,

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and custodial risks). A Fund is exposed indirectly to all of the risks applicable to any other investment company or pool in which it invests, including that the investment company or pool will not perform as expected. Investments in other investment companies or private pools may be illiquid, may be leveraged, and may be highly volatile.
Investing in other investment companies or private investment vehicles sponsored or managed by the investment adviser or subadviser, as applicable, or affiliates of the investment adviser or subadviser, as applicable, involves potential conflicts of interest. For example, the investment adviser or subadviser, as applicable, or their affiliates may receive fees based on the amount of assets invested in such other investment vehicles, which fees may be higher than the fees the investment adviser or subadviser, as applicable, receives for managing the investing Fund. Investment by a Fund in those other vehicles may be beneficial in the management of those other vehicles, by helping to achieve economies of scale or enhancing cash flows. Due to this and other factors, the investment adviser or subadviser, as applicable, will have an incentive to invest a portion of a Fund’s assets in investment vehicles sponsored or managed by the investment adviser or subadviser, as applicable, or their affiliates in lieu of investments by the Fund directly in portfolio securities, and will have an incentive to invest in such investment vehicles over non-affiliated investment companies. The investment adviser or subadviser, as applicable, will have no obligation to select the least expensive or best performing funds available to serve as an underlying investment vehicle. Similarly, the investment adviser or subadviser, as applicable, will have an incentive to delay or decide against the sale of interests held by the Fund in investment vehicles sponsored or managed by the investment adviser or subadviser, as applicable, or their affiliates.
ETFs are subject to many of the same risks applicable to investments in mutual funds generally, including that an ETF will not perform as anticipated, that a Fund will bear its proportionate share of the ETF’s fees and expenses, and that the ETF will lose money. Many ETFs engage in derivatives strategies and use leverage, and as a result their values can be highly volatile. It is possible that an ETF’s performance will diverge significantly from the performance of any index or indexes it seeks to replicate. Because shares of ETFs are actively traded, their values may be affected in unanticipated ways by the effects of supply and demand in the market, activities of short sellers, or unusual speculative activity in their shares. Some ETFs may experience periods of reduced liquidity due to restrictions on trading activity or due to a general lack of investor interest in the asset class represented by the ETF.
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Sector Risk

If a Fund allocates a substantial amount of its assets to one or more particular industries or to particular economic, market, or industry sectors, then economic, business, regulatory, or other developments affecting issuers in those industries or sectors may affect the Fund adversely to a greater extent than if the Fund had invested more broadly. Examples might include investments in the technology, health care, or financial sectors or in one or more industries within those sectors. A substantial investment in one or more such industries or sectors has the potential to increase the volatility of a Fund’s portfolio, and may cause the Fund to underperform other mutual funds.
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Small and Mid-Cap Company Risk

Small and medium-sized companies may have limited product lines, markets, or financial resources or they may depend on a few key employees. Such companies may have been recently organized and have little or no track record of success. Also, a Fund’s investment adviser or subadviser may not have had an opportunity to evaluate such newer companies’ performance in adverse or fluctuating market conditions. Market risk and liquidity risk are particularly pronounced for stocks of small and medium-sized companies. The securities of small and medium-sized companies may trade less frequently and in smaller volume than more widely held securities. The prices of these securities may fluctuate more sharply than those of other securities, and a Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers

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of these securities or less market interest in such securities than in the case of larger companies, both of which can cause significant price volatility. Some securities of small and medium-sized issuers may be illiquid or may be restricted as to resale.
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Sovereign Debt Obligations Risk

Investments in debt securities issued by governments or by government agencies and instrumentalities involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. A governmental entity’s willingness or ability to pay interest and repay principal in a timely manner may be affected by a variety of factors, including its cash flow, the size of its reserves, its access to foreign exchange, the relative size of its debt service burden to its economy as a whole, and political constraints. A governmental entity may default on its obligations or may require renegotiation or rescheduling of debt payments. Any restructuring of a sovereign debt obligation held by the Fund will likely have a significant adverse effect on the value of the obligation. In the event of default of sovereign debt, the Fund may be unable to pursue legal action against the sovereign issuer or to realize on collateral securing the debt. The sovereign debt of many non-U.S. governments, including their sub-divisions and instrumentalities, is rated below investment grade (“junk” or “high yield” bonds). Sovereign debt risk may be greater for debt securities issued or guaranteed by emerging and/or frontier market countries. At times, certain emerging and frontier market countries have declared moratoria on the payment of principal and interest on external debt. Certain emerging and frontier market countries have experienced difficulty in servicing their sovereign debt on a timely basis, which has led to defaults and the restructuring of certain indebtedness to the detriment of debtholders.
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U.S. Government Securities Risk

U.S. Government securities include a variety of securities that differ in their interest rates, maturities, and dates of issue. While securities issued or guaranteed by some agencies or instrumentalities of the U.S. Government (such as the Government National Mortgage
Association) are supported by the full faith and credit of the United States, securities issued or guaranteed by certain other agencies or instrumentalities of the U.S. Government (such as Federal Home Loan Banks) are supported only by the right of the issuer to borrow from the U.S. Government. Securities issued or guaranteed by certain other agencies and instrumentalities of the U.S. Government (such as Fannie Mae and Freddie Mac) are not supported by the full faith and credit of the U.S. Government and are supported only by the credit of the issuer itself. There is no assurance that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so. In addition, certain governmental entities have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight and/or other consequences that could adversely affect the credit quality, availability, or investment character of securities issued by these entities. Investments in these securities are also subject to, among other things, interest rate risk, prepayment risk, extension risk, and the risk that the value of the securities will fluctuate in response to political, market, or economic developments.
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Valuation Risk

A portion of a Fund’s assets may be valued at fair value pursuant to guidelines that have been approved by the Trustees. A Fund’s assets may be valued using prices provided by a pricing service or, alternatively, a broker-dealer or other market intermediary (sometimes just one broker-dealer or other market intermediary) when other reliable pricing sources may not be available. The Fund, or persons acting on its behalf, may determine a fair value of a security based on such other information as may be available to them. There can be no assurance that any fair valuation of an investment held by a Fund will in fact approximate the price at which the Fund might sell the investment at the time. Technological issues or other service disruption issues involving third-party service providers may limit the ability of the Fund to value its investment accurately or timely. To the extent a Fund sells a security at a price lower than the price it has been using to value the security,

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its NAV will be adversely affected. If a Fund has overvalued securities it holds, you may pay too much for the Fund’s shares when you buy into the Fund. If a Fund underestimates the price of its portfolio securities, you may not receive the full market value for your Fund shares when you sell.
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Value Company Risk

A Fund may purchase some equity securities at prices below what the investment adviser or subadviser considers to reflect their actual or potential fundamental values. The Fund bears the risk that the prices of these securities may not increase to reflect what the investment adviser or subadviser believes to be their fundamental value or that the investment adviser or subadviser may have overestimated the securities’ fundamental value or that it may take a substantial period of time to realize that value.
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When-Issued, Delayed Delivery, TBA, and Forward Commitment Transaction Risk

A Fund may purchase securities on a when-issued, delayed delivery, to-be-announced, or forward commitment basis.
These transactions involve a commitment by a Fund to purchase securities for a predetermined price or yield, with payments and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. These transactions involve a risk of loss if the value of the securities declines prior to the settlement date. These transactions may create investment leverage. Recently finalized rules of the Financial Industry Regulatory Authority impose mandatory margin requirements for certain types of when-issued, TBA, or forward commitment transactions, with limited exceptions. Such transactions historically have not been required to be collateralized, and mandatory collateralization could increase the cost of such transactions and impose added operational complexity and may increase the credit risk of such transactions to a Fund.

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Management of the Funds
Investment Adviser
MML Investment Advisers, LLC (“MML Advisers”), a Delaware limited liability company, located at 100 Bright Meadow Blvd., Enfield, Connecticut 06082-1981, is the Funds’ investment adviser and is responsible for providing all necessary investment management and administrative services. MML Advisers, formed in 2013, is a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”). Founded in 1851, MassMutual is a mutual life insurance company that provides a broad range of insurance, money management, retirement, and asset accumulation products and services for individuals and businesses. As of September 30, 2019, MML Advisers had assets under management of approximately $55.7 billion.
In 2019, each Fund pays MML Advisers an investment management fee based on a percentage of its average daily net assets as follows: .18% for the MM Select Equity Asset Fund; .45% for the MassMutual Select T. Rowe Price Bond Asset Fund; .72% for the MassMutual Select T. Rowe Price Emerging Markets Bond Fund; .60% for the MassMutual Select T. Rowe Price Large Cap Blend Fund; .33% for the MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund; .63% for the MassMutual Select T. Rowe Price Real Assets Fund; .67% for the MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund; and .32% for the MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund.
A discussion regarding the basis for the Trustees approving any investment advisory contract of the Funds is available in the Funds’ annual reports to shareholders dated September 30, 2019 and the Funds' semiannual reports to shareholders dated March 31, 2019.
Subadvisers and Portfolio Managers
MML Advisers contracts with the following subadviser to help manage the Funds. Subject to the oversight of the Trustees, MML Advisers has the ultimate responsibility to oversee subadvisers and recommend their hiring, termination, and replacement. This responsibility includes, but is not limited to, analysis and review of subadviser performance, as well as assistance in the identification and vetting of new or replacement subadvisers. In addition, MML Advisers maintains responsibility for a number of other important obligations, including, among other things, board reporting, assistance in the annual advisory contract renewal process, and, in general, the performance of all obligations not delegated to a subadviser. MML Advisers also provides advice and recommendations to the Trustees, and performs such review and oversight functions as the Trustees may reasonably request, as to the continuing appropriateness of the investment objective, strategies, and policies of each Fund, valuations of portfolio securities, and other matters relating generally to the investment program of each Fund.
J.P. Morgan Investment Management Inc. (“J.P. Morgan”), located at 383 Madison Avenue, New York, New York 10179, manages the investments of the MM Select Equity Asset Fund.  J.P. Morgan is a wholly-owned subsidiary of JP Morgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JP Morgan Chase & Co., a bank holding company. As of September 30, 2019, J.P. Morgan and its affiliates had approximately $1.88 trillion in assets under management.
Tim Synder, CFA, CMT
is a portfolio manager of the MM Select Equity Asset Fund. Mr. Snyder, Executive Director, joined J.P. Morgan in 2003.
Raffaele Zingone, CFA
is a portfolio manager of the MM Select Equity Asset Fund. Mr. Zingone, Managing Director, joined J.P. Morgan in 1991.
T. Rowe Price Associates, Inc. (“T. Rowe Price”), located at 100 East Pratt Street, Baltimore, Maryland 21202, manages the investments of the MassMutual Select T. Rowe Price Bond Asset Fund, MassMutual Select T. Rowe Price Emerging Markets Bond Fund, MassMutual Select T. Rowe Price Large Cap Blend Fund, MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, MassMutual Select T. Rowe Price Real Assets Fund, MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, and MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund. T. Rowe Price, a wholly-owned subsidiary of T. Rowe Price
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Group, Inc., a publicly-traded financial services holding company, has been managing assets since 1937. In addition, T. Rowe Price International Ltd (“T. Rowe Price International”) serves as sub-subadviser for the MassMutual Select T. Rowe Price Bond Asset Fund and T. Rowe Price Japan, Inc. (“T. Rowe Price Japan”) serves as sub-subadviser for the MassMutual Select T. Rowe Price Real Assets Fund. Each sub-subadviser, subject to the supervision of T. Rowe Price, is authorized to trade securities and make discretionary investment decisions on behalf of a Fund (which includes selecting foreign investments in developed and emerging market countries). T. Rowe Price International is a direct subsidiary of T. Rowe Price and its address is 60 Queen Victoria Street, London EC4N 4TZ, United Kingdom. T. Rowe Price Japan is a direct subsidiary of T. Rowe Price and its address is Gran Tokyo South Tower 7F, I-9-2, Marunouchi, 1-chome, Chiyoda-ku, Tokyo, 100-6607, Japan. As of September 30, 2019, T. Rowe Price and its affiliates had approximately $1.126 trillion in assets under management.
Frank Alonso
is a portfolio manager of the MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund. Mr. Alonso is a Vice President and Portfolio Manager for T. Rowe Price. He joined T. Rowe Price in 2000 and his investment experience dates from that time. During the past five years, Mr. Alonso has also served as an equity research analyst and a portfolio manager (beginning in 2013).
Steve Bartolini, CFA
is a portfolio manager of the MassMutual Select T. Rowe Price Bond Asset Fund and MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund. Mr. Bartolini is a Vice President and Portfolio Manager for T. Rowe Price. He joined T. Rowe Price in 2010 and his investment experience dates from 2000. During the past five years, Mr. Bartolini has served as a portfolio manager (beginning in June 2016) and, prior to that, as an associate portfolio manager of the U.S. Inflation Protected Bond and U.S. Short-Term Inflation Focused Bond strategies, a member of the fixed income division’s Global Interest Rates and Currencies Strategy Team, and a fixed income trader. Mr. Bartolini is expected to step down as a portfolio manager of the MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund on February 1, 2021.
Brian W. H. Berghuis, CFA
is a portfolio manager of the MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund. Mr. Berghuis is a Vice President and Portfolio Manager for T. Rowe Price. He joined T. Rowe Price in 1985 and his investment experience dates from 1983. Mr. Berghuis has served as a portfolio manager for T. Rowe Price throughout the past five years.
Brian Brennan, CFA
is the portfolio manager of the MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund. Mr. Brennan is a Vice President and Portfolio Manager for T. Rowe Price. He joined T. Rowe Price in 2000 and his investment experience dates from 1986. Mr. Brennan has served as a portfolio manager for T. Rowe Price throughout the past five years.
Richard A. Coghlan
is a portfolio manager of the MassMutual Select T. Rowe Price Real Assets Fund. Mr. Coghlan is a Vice President and Portfolio Manager for T. Rowe Price Japan. He joined T. Rowe Price in 2017 and his investment experience dates from 1997. Since joining T. Rowe Price, he has served as a portfolio manager in the Multi-Asset Division of T. Rowe Price. Prior to joining T. Rowe Price, he worked as a fund manager and the head of Multi-Asset Asia for Schroders Investment Management.
Mike Conelius, CFA
is the portfolio manager of the MassMutual Select T. Rowe Price Emerging Markets Bond Fund. Mr. Conelius is a Vice President and Portfolio Manager for T. Rowe Price. He joined T. Rowe Price in 1988 and his investment experience dates from that time. Mr. Conelius has served as a portfolio manager for T. Rowe Price throughout the past five years.
Joe Fath, CPA
is a portfolio manager of the MassMutual Select T. Rowe Price Large Cap Blend Fund. Mr. Fath is a Vice President and Portfolio Manager for T. Rowe Price. He joined T. Rowe Price in 2002 and he has 15 years
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of investment experience. Prior to serving as a portfolio manager for T. Rowe Price, Mr. Fath served as an equity research analyst and, since 2008, has assisted other T. Rowe Price portfolio managers in managing T. Rowe Price’s U.S. large-cap growth strategies.
Christopher Faulkner-MacDonagh
is a portfolio manager of the MassMutual Select T. Rowe Price Real Assets Fund. Mr. Faulkner-MacDonagh is a Vice President and Portfolio Manager for T. Rowe Price. He joined T. Rowe Price in 2016 and his investment experience dates from 1998. Since joining T. Rowe Price, he has served as a portfolio strategist. Prior to joining T. Rowe Price, he worked as a market strategist at Standard Life Investments and as a senior economist at Ziff Brothers Investments.
Mark S. Finn, CFA, CPA
is a portfolio manager of the MassMutual Select T. Rowe Price Large Cap Blend Fund. Mr. Finn is a Vice President and Portfolio Manager for T. Rowe Price. He joined T. Rowe Price in 1990 and his investment experience dates from 1998. Mr. Finn has served as a portfolio manager for T. Rowe Price throughout the past five years.
Arif Husain, CFA
is a portfolio manager of the MassMutual Select T. Rowe Price Bond Asset Fund. Mr. Husain is a Vice President and Portfolio Manager for T. Rowe Price International. He joined T. Rowe Price International in 2013 and his investment experience dates from 1995. Since joining T. Rowe Price International, Mr. Husain has served as a portfolio manager and as head of International Fixed Income. Prior to joining T. Rowe Price, Mr. Husain served as a director of European Fixed Income and U.K. and Euro Portfolio Management with AllianceBersnstein, where he oversaw research and had responsibility for managing global, European, and U.K. fixed income portfolios.
Ken Orchard, CFA
is a portfolio manager of the MassMutual Select T. Rowe Price Bond Asset Fund. Mr. Orchard is a Vice President and Portfolio Manager for T. Rowe Price International. He joined T. Rowe Price International in 2010 and his experience dates from 2004. Since joining T. Rowe Price International, Mr. Orchard has served as a portfolio manager and credit research analyst.
Michael K. Sewell, CFA
is a portfolio manager of the MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund. Mr. Sewell is a Vice President and Portfolio Manager for T. Rowe Price. He joined T. Rowe Price in 2004 and his investment experience dates from 2006. During the past five years, Mr. Sewell has served as an associate portfolio manager (beginning in March 2018) of the U.S. Inflation Protected Bond, U.S. Short-Term Inflation Focused Bond, U.S. Treasury Intermediate-Term Bond, and U.S. Treasury Long-Term Bond strategies, and a fixed income trader.
Joshua K. Spencer, CFA
is a portfolio manager of the MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund. Mr. Spencer is a Vice President, Portfolio Manager, and Research Analyst for T. Rowe Price. He joined T. Rowe Price in 2004 and his investment experience dates from 1998. Prior to joining T. Rowe Price, Mr. Spencer was a research analyst and sector fund portfolio manager specializing in the consumer industry at Fidelity Investments. Mr. Spencer has served as a portfolio manager for T. Rowe Price throughout the past five years.
J. David Wagner, CFA
is a portfolio manager of the MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund. Mr. Wagner is a Vice President and Portfolio Manager for T. Rowe Price. He joined T. Rowe Price in 2000 and his investment experience dates from 1999. Mr. Wagner has served as a portfolio manager for T. Rowe Price throughout the past five years.
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David Wallack
is a portfolio manager of the MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund. Mr. Wallack is a Vice President and Portfolio Manager for T. Rowe Price. He joined T. Rowe Price in 1990 and his investment experience dates from 1989. Mr. Wallack has served as a portfolio manager for T. Rowe Price throughout the past five years.
The Funds’ SAI provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio managers, and each portfolio manager’s ownership of securities in the relevant Fund.
MML Advisers has received exemptive relief from the Securities and Exchange Commission (“SEC”) to permit it to change subadvisers or hire new subadvisers for a number of the series of the Trust from time to time without obtaining shareholder approval. (In the absence of that exemptive relief, shareholder approval might otherwise be required.) Several other mutual fund companies have received similar relief. MML Advisers believes having this authority is important, because it allows MML Advisers to remove and replace a subadviser in a quick, efficient, and cost-effective fashion when, for example, the subadviser’s performance is inadequate or the subadviser no longer is able to meet a Trust series’ investment objective and strategies. Pursuant to the exemptive relief, MML Advisers will provide to a Fund’s shareholders, within 90 days of the hiring of a new subadviser, an information statement describing the new subadviser. MML Advisers will not rely on this authority for any Fund unless the Fund’s shareholders have approved this arrangement. As of the date of this Prospectus, this exemptive relief is available to each Fund.
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About the Class of Shares – I Shares
Each Fund offers Class I shares. Currently, shares are offered only to certain other MassMutual Funds.
However, at its discretion, the Trust may make shares of the Funds available to other investors at any time.

Buying, Redeeming, and Exchanging Shares
The Funds sell their shares at a price equal to their NAV (see “Determining Net Asset Value” below). Your purchase order will be priced at the next NAV calculated after your order is received in good order by the transfer agent. The Funds will suspend selling their shares during any period when the determination of NAV is suspended. The Funds can reject any purchase order and can suspend purchases if they believe it is in their best interest.
The Funds redeem their shares at their next NAV computed after your redemption request is received by the transfer agent. You will usually receive payment for your shares within seven days after your redemption request is received in good order. Under unusual circumstances, the Funds can also suspend or postpone payment, when permitted by applicable law and regulations. The Funds' transfer agent may temporarily delay for more than seven days the disbursement of redemption proceeds from the Fund account of a "Specified Adult" (as defined in Financial Industry Regulatory Authority Rule 2165) based on a reasonable belief that financial exploitation of the Specified Adult has occurred, is occuring, has been attempted, or will be attempted, subject to certain conditions. Under normal circumstances, each Fund expects to meet redemption requests by using cash or cash equivalents in its portfolio and/or selling portfolio assets to generate cash. Under stressed market conditions, a Fund may pay redemption proceeds using cash obtained through borrowing arrangements that may be available from time to time. To the extent consistent with applicable laws and regulations, the Funds reserve the right to satisfy all or a portion of a redemption request by distributing securities or other property in lieu of cash (“in-kind” redemptions), under both normal and stressed market conditions. Some Funds may be limited in their ability to use assets other than cash to meet redemption requests due to restrictions on ownership of their portfolio assets. The securities distributed in an in-kind redemption will be valued in the same manner as they are valued for purposes of computing the Fund’s NAV. These securities are subject to market risk until they are sold and may increase or decrease in value prior to converting them into cash. You may incur brokerage and other transaction costs, and could incur a taxable gain or loss for income tax purposes when converting the securities to cash.
Risk of Substantial Redemptions. If substantial numbers of shares in a Fund were to be redeemed at the same time or at approximately the same time, the Fund might be required to liquidate a significant portion of its investment portfolio quickly to meet the redemptions. A Fund might be forced to sell portfolio securities at prices or at times when it would otherwise not have sold them, resulting in a reduction in the Fund’s NAV; in addition, a substantial reduction in the size of a Fund may make it difficult for the investment adviser or subadviser to execute its investment program successfully for the Fund for a period following the redemptions. Similarly, the prices of the portfolio securities of a Fund might be adversely affected if one or more other investment accounts managed by the investment adviser or subadviser in an investment style similar to that of the Fund were to experience substantial redemptions and those accounts were required to sell portfolio securities quickly or at an inopportune time.
Exchanges
Generally, you can exchange shares of one Fund for the same class of shares of another series of the Trust or the MassMutual Premier Funds. An exchange is treated as a sale of shares in one series and a purchase of shares in another series at the NAV next determined after the exchange request is received and accepted by the transfer agent. You can only exchange into shares of another series if you meet any qualification requirements of the series into which you seek to exchange (for example, shares of some series are not available to purchasers through certain investment channels, and some may be available only to certain types of shareholders). In addition, in limited circumstances, for certain series the share class

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available for exchange may not be the same share class as the series from which you are exchanging. Exchange requests involving a purchase into any series, however, will not be accepted if you have already made a purchase followed by a redemption involving the same series within the last 60 days. This restriction does not apply to rebalancing trades executed by any of the MassMutual RetireSMARTSM by JPMorgan Funds, MassMutual Select T. Rowe Price Retirement Funds, and MassMutual Select Allocation Funds. This restriction also does not apply to exchanges made pursuant to certain asset allocation programs, systematic exchange programs, and dividend exchange programs.
Your right to exchange shares is subject to applicable regulatory requirements or contractual obligations. The Funds may limit, restrict, or refuse exchange purchases, if, in the opinion of MML Advisers:
•
you have engaged in excessive trading;

•
a Fund receives or expects simultaneous orders affecting significant portions of the Fund’s assets;

•
a pattern of exchanges occurs which coincides with a market timing strategy; or

•
the Fund would be unable to invest the funds effectively based on its investment objectives and policies or if the Fund would be adversely affected.

The Funds reserve the right to modify or terminate the exchange privilege as described above on 60 days written notice.
The Funds do not accept purchase, redemption, or exchange orders or compute their NAVs on days when the NYSE is closed. This includes: weekends, Good Friday, and all federal holidays other than Columbus Day and Veterans Day. Certain foreign markets may be open on days when the Funds do not accept orders or price their shares. As a result, the NAV of a Fund’s shares may change on days when you will not be able to buy or sell shares.
How to Invest
To be considered in “good order” purchase orders must be accompanied by sufficient funds. You can pay by Federal Funds wire transfer.

Frequent Trading Policies
Purchases and exchanges of shares of the Funds should be made for investment purposes only. The Funds discourage, and do not accommodate, excessive trading and/or market timing activity. Excessive trading and/or market timing activity involving the Funds can disrupt the management of the Funds. These disruptions, in turn, can result in increased expenses and can have an adverse effect on Fund performance.
The Trustees, on behalf of the Funds, have approved the policies and procedures adopted by MML Advisers to help identify those individuals or entities MML Advisers determines may be engaging in excessive trading and/or market timing activities. MML Advisers monitors trading activity to uniformly enforce its procedures. However, those who engage in such activities may employ a variety of techniques to avoid detection. Therefore, despite MML Advisers’ efforts to prevent excessive trading and/or market timing trading activities, there can be no assurance that MML Advisers will be able to identify all those who trade excessively or employ a market timing strategy and curtail their trading in every instance.
The monitoring process involves scrutinizing transactions in fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Trading activity identified by either, or a combination, of these factors, or as a result of any other information actually available at the time, will be evaluated to determine whether such activity might constitute excessive trading and/or market timing activity. When trading activity is determined by a Fund or MML Advisers, in their sole discretion, to be excessive in nature, certain account-related privileges, such as the ability to place purchase, redemption, and exchange orders over the internet, may be suspended for such account.

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Determining Net Asset Value
The NAV of each Fund’s shares is determined once daily as of the close of regular trading on the NYSE, on each Business Day. A “Business Day” is every day the NYSE is open. The NYSE normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days. If the NYSE is scheduled to close early, the Business Day will be considered to end as of the time of the NYSE’s scheduled close. A Fund will not treat an intraday disruption in NYSE trading or other event that causes an unscheduled closing of the NYSE as a close of business of the NYSE for these purposes and will instead fair value securities in accordance with procedures approved annually by the Trustees, and under the general oversight of the Trustees. The NYSE currently is not open for trading on New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Each Fund calculates the NAV of each of its classes of shares by dividing the total value of the assets attributable to that class, less the liabilities attributable to that class, by the number of shares of that class that are outstanding. On holidays and other days when the NYSE is closed, each Fund’s NAV generally is not calculated and the Funds do not anticipate accepting buy or sell orders. However, the value of each Fund’s assets may still be affected on such days to the extent that a Fund holds foreign securities that trade on days that foreign securities markets are open.
Equity securities and derivative contracts that are actively traded on a national securities exchange or contract market are valued on the basis of information furnished by a pricing service, which provides the last reported sale price, or, in the case of futures contracts, the settlement price, for securities or derivatives listed on the exchange or contract market or the official closing price on the NASDAQ National Market System ("NASDAQ System"), or in the case of OTC securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Portfolio securities traded on more than one national securities exchange are valued at the last price at the close of the exchange representing the principal market for such securities. Debt securities are valued on the basis of valuations furnished by a pricing service, which generally determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Shares of other open-end mutual funds are valued at their closing NAVs as reported on each Business Day.
Investments for which market quotations are readily available are marked to market daily based on those quotations. Market quotations may be provided by third-party vendors or market makers, and may be determined on the basis of a variety of factors, such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty information, and foreign exchange rates. U.S. Government and agency securities may be valued on the basis of market quotations or using a model that may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. The fair values of OTC derivative contracts, including forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices, may be based on market quotations or may be modeled using a series of techniques, including simulation models, depending on the contract and the terms of the transaction. The fair values of asset-backed securities and mortgage-backed securities are estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, established benchmark yield, and estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, prepayment speed assumptions and attributes of the collateral. Restricted securities are generally valued at a discount to similar publicly traded securities.
Investments for which market quotations are not available or for which a pricing service or vendor does not provide a value, or for which such market quotations or values are considered by the investment adviser or subadviser to be unreliable (including, for example, certain foreign securities, thinly-traded securities, certain restricted securities, certain initial public offerings, or securities whose values may have been affected by a significant event) are stated at fair valuations determined in good faith by the Funds’ Valuation Committee in accordance with procedures approved annually

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by the Trustees, and under the general oversight of the Trustees. It is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds’ fair value procedures may differ from recent market prices for the investment and may be significantly different from the value realized upon the sale of such investment.
The Funds may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the values of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next Business Day. The Funds may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Funds value their securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Funds’ investments may be priced based on fair values provided by a third-party vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market, between the close of the foreign market and the time the Funds calculate their NAVs. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each Business Day.
The Funds’ valuation methods are also described in the SAI.

Taxation and Distributions
Each Fund intends to qualify each year for treatment as a regulated investment company under Subchapter M of the Code. As a regulated investment company, a Fund will not be subject to Federal income taxes on its ordinary income and net realized capital gains that are distributed in a timely manner to its shareholders. A Fund’s failure to qualify as a regulated investment company would result in corporate level taxation, and consequently, a reduction in income available for distribution to shareholders. In addition, a Fund that fails to distribute at least 98% of its ordinary income for a calendar year plus 98.2% of its capital gain net income recognized during the one-year period ending October 31 plus any retained amount from the prior year generally will be subject to a non-deductible 4% excise tax on the undistributed amount.
Certain investors, including most tax-advantaged plan investors, may be eligible for preferential Federal income tax treatment on distributions received from a Fund and dispositions of Fund shares. This Prospectus does not attempt to describe such preferential tax treatment. Any prospective investor that is a trust or other entity eligible for special tax treatment under the Code that is considering purchasing shares of a Fund, including either directly or in connection with a life insurance company separate investment account, should consult its tax advisers about the Federal, state, local, and foreign tax consequences particular to it, as should persons considering whether to have amounts held for their benefit by such trusts or other entities in shares of a Fund.
Investors are generally subject to Federal income taxes on distributions received in respect of their shares. Distributions are taxed to investors in the manner described herein whether distributed in cash or additional shares. Taxes on distributions of capital gains are determined by how long a Fund owned (or is deemed to have owned) the investments that generated them, rather than by how long the shareholder held the shares. Distributions of a Fund’s ordinary income and short-term capital gains (i.e., gains from capital assets held for one year or less) are taxable to a shareholder as ordinary income. Certain dividends may be eligible for the dividends-received deduction for corporate shareholders to the extent they are reported as such. Dividends properly reported as capital gain dividends (relating to gains from the sale of capital assets held by a Fund for more than one year) are taxable in the hands of an investor as long-term gain includible in net capital gain and taxed to individuals at reduced rates. Distributions of investment income reported by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided that holding period and other requirements are met at both the shareholder and Fund level. Distributions from REITs generally do not qualify as qualified dividend income. Funds investing primarily in fixed income instruments generally do

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not expect a significant portion of their distributions to be derived from qualified dividend income.
The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts, and estates to the extent their income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends paid by a Fund, including any capital gain dividends, and net capital gains recognized on the sale, redemption, exchange, or other taxable disposition of shares of a Fund. Shareholders are advised to consult their tax advisers regarding the possible implications of this additional tax on their investment in a Fund.
The nature of each Fund’s distributions will be affected by its investment strategies. A Fund whose investment return consists largely of interest, dividends, and capital gains from short-term holdings will distribute largely ordinary income. A Fund whose return comes largely from the sale of long-term holdings will distribute largely capital gain dividends. Distributions are taxable to a shareholder even though they are paid from income or gains earned by a Fund prior to the shareholder’s investment and thus were included in the price paid by the shareholder for his or her shares.
Each Fund intends to pay out as dividends substantially all of its net investment income (which comes from dividends and any interest it receives from its investments). Each Fund also intends to distribute substantially all of its net realized long- and short-term capital gains, if any, after giving effect to any available capital loss carryforwards. For each Fund, distributions, if any, are declared and paid at least annually. Distributions may be taken either in cash or in additional shares of the respective Fund at the Fund’s NAV on the first Business Day after the record date for the distribution, at the option of the shareholder. A shareholder that itself qualifies as a regulated investment company is permitted to report a portion of its distributions as “qualified dividend income,” provided certain requirements are met.
Any gain resulting from an exchange or redemption of an investor’s shares in a Fund will generally be subject to tax as long-term or short-term capital gain. A loss incurred with respect to shares of a Fund held for six months or less will be treated as a long-term capital loss to the extent of long-term capital gains dividends received with respect to such shares.
A Fund’s investments in foreign securities may be subject to foreign withholding or other taxes. In that case, the Fund’s yield on those securities would be decreased. Shareholders of the Funds other than a Fund that makes the election referred to below generally will not be entitled to claim a credit or deduction with respect to such foreign taxes. If more than 50% of a Fund’s assets at taxable year end consists of the securities of foreign corporations, the Fund may be able to elect to “pass through” to its shareholders foreign income taxes that it pays directly or, under certain circumstances, indirectly through its investments in ETFs or other investment companies that are regulated investment companies for U.S. federal income tax purposes. If any of these Funds makes this election, a shareholder of the Fund must include its share of those taxes in gross income as a distribution from the Fund and the shareholder will be allowed to claim a credit (or a deduction, if the shareholder itemizes deductions) for such amounts on its federal tax return subject to certain limitations. Shareholders that are not subject to U.S. federal income tax, and those who invest in a Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by a Fund. A shareholder that itself qualifies for treatment as a regulated investment company and that qualifies as a “qualified fund of funds” may elect to pass through to its shareholders a tax credit or deduction passed through by a Fund.
In addition, a Fund’s investments in foreign securities, fixed income securities, derivatives, or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing, amount, or character of the Fund’s distributions.
Certain of a Fund’s investments, including certain debt instruments, could cause the Fund to recognize taxable income in excess of the cash generated by such investments; a Fund could be required to sell other investments, including when not otherwise advantageous to do so, in order to make required distributions.

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Distributions by a Fund to shareholders that are not “United States persons” within the meaning of the Code (“foreign persons”) properly reported by the Fund as (i) capital gain dividends, (ii) “interest-related dividends” (i.e., U.S.-source interest income that, in general, would not be subject to U.S. federal income tax if earned directly by an individual foreign person), and (iii) “short-term capital gain dividends” (i.e., net short-term capital gains in excess of net long-term capital losses), in each case to the extent such distributions were properly reported as such by the Fund generally are not subject to withholding of U.S. federal income tax. Distributions by a Fund to foreign persons other than capital gain dividends, interest-related dividends, and short-term capital gain dividends generally are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). Foreign persons should refer to the SAI for further information, and should consult their tax advisors as to the tax consequences to them of owning Fund shares.
In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, a Fund must, among other things, derive at least 90% of its gross income from certain specified sources (such income, “qualifying income”). Direct investment in commodities and certain commodities-related investments generally do not, under published IRS guidance, produce qualifying income.
The discussion above is very general. Shareholders should consult their tax advisers for more information about the effect that an investment in a Fund could have on their own tax situations, including possible federal, state, local, and foreign taxes. Also, as noted above, this discussion does not apply to Fund shares held through tax-advantaged retirement plans.

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Financial Highlights

The financial highlights tables are intended to help you understand the Funds’ financial performance for the past 5 years (or shorter periods for newer Funds). Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose reports, along with each Fund’s financial statements, are included in the Trust’s Annual Reports, and are incorporated by reference into the SAI, and are available on request.

MM SELECT EQUITY ASSET FUND

		Income (loss) from investment operations				Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments		Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000)’s	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/19	$12.36	$0.12	$(0.49	)aa	$(0.37)	$(0.50)	$(3.59)	$(4.09)	$7.90	3.10%		$489,569	0.24%		0.21%		1.48%
9/30/18	11.85	0.24	0.99		1.23	(0.26)	(0.46)	(0.72)	12.36	10.73%		497,747	0.26%		0.25%		1.99%
9/30/17	10.17	0.24	1.50		1.74	(0.06)	(0.00)[d]	(0.06)	11.85	17.18%		1,088,316	0.28%		0.25%		2.18%
9/30/16[g]	10.00	0.01	0.16		0.17	-	-	-	10.17	1.70%	[b]	947,085	0.69%	[a]	0.25%	[a]	5.50%	[a]

	Year ended September 30			Period ended September 30, 2016[b]
	2019	2018	2017
Portfolio turnover rate	49%	37%	31%	0%[e]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
e	Amount is less than 0.5%.
g	For the period September 15, 2016 (commencement of operations) through September 30, 2016.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
aa

The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.

MASSMUTUAL SELECT T. ROWE PRICE BOND ASSET FUND

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000)’s	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/19	$9.94	$0.29	$0.69	$0.98	$(0.33)	$-	$(0.33)	$10.59	10.21%		$670,362	0.56%		0.40%		2.90%
9/30/18[g]	10.00	0.18	(0.24)	(0.06)	-	-	-	9.94	(0.60%	)[b]	512,086	0.51%	[a]	0.43%	[a]	2.78%	[a]

	Year ended September 30, 2019	Period ended September 30, 2018[b]
Portfolio turnover rate	287%	170%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period February 9, 2018 (commencement of operations) through September 30, 2018.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

MASSMUTUAL SELECT T. ROWE PRICE EMERGING MARKETS BOND FUND

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000)’s	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/19	$9.64	$0.53	$0.06	$0.59	$(0.32)	$-	$(0.32)	$9.91	6.35%		$110,630	0.92%		0.70%		5.45%
9/30/18[g]	10.00	0.33	(0.69)	(0.36)	-	-	-	9.64	(3.60%	)[b]	75,004	1.01%	[a]	0.70%	[a]	5.30%	[a]

	Year ended September 30, 2019	Period ended September 30, 2018[b]
Portfolio turnover rate	39%	37%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period February 9, 2018 (commencement of operations) through September 30, 2018.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

MASSMUTUAL SELECT T. ROWE PRICE LARGE CAP BLEND FUND

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000)’s	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/19	$10.87	$0.12	$0.45	$0.57	$(0.08)	$-	$(0.08)	$11.36	5.39%		$1,280,663	0.65%		0.56%		1.09%
9/30/18[g]	10.00	0.07	0.80	0.87	-	-	-	10.87	8.70%	[b]	923,050	0.64%	[a]	0.58%	[a]	1.11%	[a]

	Year ended September 30, 2019	Period ended September 30, 2018[b]
Portfolio turnover rate	67%	64%[q]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period February 9, 2018 (commencement of operations) through September 30, 2018.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
q	Portfolio turnover excludes securities received from subscriptions in-kind. Securities received from subscriptions in-kind had no impact on portfolio turnover.

MASSMUTUAL SELECT T. ROWE PRICE LIMITED DURATION INFLATION FOCUSED BOND FUND

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000)’s	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/19	$10.09	$0.25	$0.14	$0.39	$(0.21)	$-	$(0.21)	$10.27	3.95%		$199,074	0.44%		0.16%		2.50%
9/30/18[g]	10.00	0.22	(0.13)	0.09	-	-	-	10.09	0.90%	[b]	116,512	0.46%	[a]	0.30%	[a]	3.36%	[a]

	Year ended September 30, 2019	Period ended September 30, 2018[b]
Portfolio turnover rate	135%	66%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period February 9, 2018 (commencement of operations) through September 30, 2018.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

MASSMUTUAL SELECT T. ROWE PRICE REAL ASSETS FUND

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000)’s	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/19	$10.56	$0.27	$(0.16)	$0.11	$(0.18)	$-	$(0.18)	$10.49	1.26%		$82,224	0.86%		0.61%		2.60%
9/30/18[g]	10.00	0.19	0.37	0.56	-	-	-	10.56	5.60%	[b]	61,160	1.00%	[a]	0.61%	[a]	2.86%	[a]

	Year ended September 30, 2019	Period ended September 30, 2018[b]
Portfolio turnover rate	40%	13%[q]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period February 9, 2018 (commencement of operations) through September 30, 2018.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
q	Portfolio turnover excludes securities received from subscriptions in-kind. Securities received from subscriptions in-kind had no impact on portfolio turnover.

MASSMUTUAL SELECT T. ROWE PRICE SMALL AND MID CAP BLEND FUND

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000)’s	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/19	$11.47	$0.07	$0.09	$0.16	$(0.04)	$(0.15)	$(0.19)	$11.44	1.72%		$632,662	0.76%		0.65%		0.59%
9/30/18[g]	10.00	0.03	1.44	1.47	-	-	-	11.47	14.70%	[b]	473,030	0.75%	[a]	0.65%	[a]	0.40%	[a]

	Year ended September 30, 2019	Period ended September 30, 2018[b]
Portfolio turnover rate	33%	22%[q]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period February 9, 2018 (commencement of operations) through September 30, 2018.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
q	Portfolio turnover excludes securities received from subscriptions in-kind. Securities received from subscriptions in-kind had no impact on portfolio turnover.

MASSMUTUAL SELECT T. ROWE PRICE U.S. TREASURY LONG-TERM FUND

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[l,m]		Net assets, end of the period (000)’s	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
9/30/19	$10.03	$0.30	$2.12	$2.42	$(0.20)	$-	$(0.20)	$12.25	24.53%		$153,801	0.43%		0.16%		2.74%
9/30/18[g]	10.00	0.18	(0.15)	0.03	-	-	-	10.03	0.30%	[b]	113,795	0.46%	[a]	0.30%	[a]	2.72%	[a]

	Year ended September 30, 2019	Period ended September 30, 2018[b]
Portfolio turnover rate	155%	37%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period February 9, 2018 (commencement of operations) through September 30, 2018.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l

Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

Index Descriptions
The Bloomberg Barclays EM USD Aggregate Total Return Index is a flagship hard currency Emerging Markets debt benchmark that includes USD-denominated debt from sovereign, quasi-sovereign, and corporate EM issuers. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.
The Bloomberg Barclays Long-Term U.S. Treasury Index measures US dollar-denominated, fixed-rate, nominal debt issued by the U.S. Treasury. Treasury bills are excluded by the maturity constraint, but are part of a separate Short Treasury Index. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.
The Bloomberg Barclays U.S. Aggregate Bond Index measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS). It rolls up into other Bloomberg Barclay’s flagship indexes, such as the multi-currency Global Aggregate Index and the U.S. Universal Index, which includes high yield and emerging markets debt. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.
The Bloomberg Barclays U.S. 1-5 Year Treasury TIPS Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of greater than or equal to 1 year and less than 5 years, are rated investment grade, and have $250 million or more of outstanding face value. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.
The MSCI All Country World Index (ACWI) measures the performance of the large- and mid-cap segments of all country markets. It is free float-adjusted market-capitalization weighted. The Index does not reflect any deduction for fees or expenses and cannot be purchased directly by investors.
The Russell 1000 Index measures the performance of the large-cap segment of U.S. equity securities. It is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.
The Russell 2500 Index measures the performance of the small to mid-cap segment of the US equity universe. It is a subset of the Russell 3000 index includes approximately 2500 of the smallest securities based on the combination of their market cap and current index membership. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.
The S&P 500 Index measures the performance of 500 widely held stocks in the U.S. equity market. Standard and Poor’s chooses member companies for the index based on market size, liquidity, and industry group representation. Included are the stocks of industrial, financial, utility, and transportation companies. Since mid-1989, this composition has been more flexible and the number of issues in each sector has varied. It is market capitalization-weighted. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.
− 80 −

MassMutual Select Funds
100 Bright Meadow Blvd.
Enfield, Connecticut 06082-1981
Learning More About the Funds
You can learn more about the Funds by reading the Funds’ Annual and Semiannual Reports and the SAI. You may obtain free copies of this information from the Funds or from the SEC using one or more of the methods set forth below. In the Annual and Semiannual Reports, you will find a discussion of market conditions and investment strategies that significantly affected each Fund’s performance during the period covered by the Report and a listing of each Fund’s portfolio securities as of the end of such period. The SAI provides additional information about the Funds and will provide you with more detail regarding the organization and operation of the Funds, including their investment strategies. The SAI is incorporated by reference into this Prospectus and is therefore legally considered a part of this Prospectus.
How to Obtain Information
From MassMutual Select Funds: You may request information about the Funds free of charge (including the Annual/Semiannual Reports and the SAI) or make shareholder inquiries by calling 1-888-309-3539 or by writing MassMutual Select Funds, c/o Massachusetts Mutual Life Insurance Company, 100 Bright Meadow Blvd., Enfield, Connecticut 06082-1981, Attention: MassMutual U.S. Product and Marketing. You may also obtain copies of the Annual/Semiannual Reports and the SAI free of charge at http://www.massmutual.com/funds.
From the SEC: Information about the Funds (including the Annual/Semiannual Reports and the SAI) is available on the SEC’s EDGAR database on its Internet site at http://www.sec.gov. You can also get copies of this information, upon payment of a copying fee, by electronic request at publicinfo@sec.gov.
When obtaining information about the Funds from the SEC, you may find it useful to reference the
Funds’ SEC file number: 811-8274.

MASSMUTUAL SELECT FUNDS
100 BRIGHT MEADOW BLVD.
ENFIELD, CONNECTICUT 06082-1981
STATEMENT OF ADDITIONAL INFORMATION
THIS STATEMENT OF ADDITIONAL INFORMATION (“SAI”) IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS OF MASSMUTUAL SELECT FUNDS (THE “TRUST”) DATED FEBRUARY 1, 2020, AS AMENDED FROM TIME TO TIME (THE “PROSPECTUS”). THIS SAI INCORPORATES HEREIN THE FINANCIAL STATEMENTS OF THE FUNDS BY REFERENCE TO THE TRUST’S ANNUAL REPORTS AS OF SEPTEMBER 30, 2019 (THE “ANNUAL REPORTS”). TO OBTAIN A PROSPECTUS OR AN ANNUAL REPORT, CALL TOLL-FREE 1-888-309-3539, OR WRITE THE TRUST AT THE ABOVE ADDRESS.
This SAI relates to the following Funds:
Fund Name	Class I
MM Select Equity Asset Fund	MSEJX
MassMutual Select T. Rowe Price Bond Asset Fund	MMBEX
MassMutual Select T. Rowe Price Emerging Markets Bond Fund	MMEMX
MassMutual Select T. Rowe Price Large Cap Blend Fund	MMLRX
MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund	MMLDX
MassMutual Select T. Rowe Price Real Assets Fund	MMRFX
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund	MMBUX
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund	MMUTX
No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in this SAI or in the related Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representation must not be relied upon as having been authorized by the Trust or MML Distributors, LLC (the “Distributor”). This SAI and the related Prospectus do not constitute an offer by the Trust or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.
Dated February 1, 2020
B-1

B-2

GENERAL INFORMATION
MassMutual Select Funds (the “Trust”) is a professionally managed, open-end investment company. This Statement of Additional Information (“SAI”) describes the following 6 diversified series of the Trust: (1) MM Select Equity Asset Fund (“MM Select Equity Asset Fund”), (2) MassMutual Select T. Rowe Price Large Cap Blend Fund (“MM Select T. Rowe Price Large Cap Blend Fund”), (3) MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund (“MM Select T. Rowe Price Limited Duration Inflation Focused Bond Fund”), (4) MassMutual Select T. Rowe Price Real Assets Fund (“MM Select T. Rowe Price Real Assets Fund”), (5) MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund (“MM Select T. Rowe Price Small and Mid Cap Blend Fund”), and (6) MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund (“MM Select T. Rowe Price U.S. Treasury Long-Term Fund”); and two non-diversified series of the Trust: (1) MassMutual Select T. Rowe Price Bond Asset Fund (“MM Select T. Rowe Price Bond Asset Fund”) and (2) MassMutual Select T. Rowe Price Emerging Markets Bond Fund (“MM Select T. Rowe Price Emerging Markets Bond Fund”) (each individually referred to as a “Fund” or collectively as the “Funds”). Currently, the Trustees have authorized a total of 55 separate series. Additional series may be created by the Trustees from time-to-time.
The Trust is organized under the laws of The Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated May 28, 1993, as amended and restated as of November 21, 2011, as it may be further amended from time to time (the “Declaration of Trust”). The investment adviser for each of the Funds is MML Investment Advisers, LLC (“MML Advisers”). The subadviser for MM Select T. Rowe Price Bond Asset Fund, MM Select T. Rowe Price Emerging Markets Bond Fund, MM Select T. Rowe Price Large Cap Blend Fund, MM Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, MM Select T. Rowe Price Real Assets Fund, MM Select T. Rowe Price Small and Mid Cap Blend Fund, and MM Select T. Rowe Price U.S. Treasury Long-Term Fund is T. Rowe Price Associates, Inc. (“T. Rowe Price”). The subadviser for the MM Select Equity Asset Fund is J.P. Morgan Investment Management Inc. (“J.P. Morgan”).
ADDITIONAL INVESTMENT POLICIES
Each Fund has a distinct investment objective which it pursues through separate investment policies, as described in the Prospectus and below. The fundamental investment policies and fundamental investment restrictions of a Fund may not be changed without the vote of a majority of that Fund’s outstanding voting securities (which, under the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules thereunder and as used in this SAI and in the Prospectus, means the lesser of  (l) 67% of the shares of that Fund present at a meeting if the holders of more than 50% of the outstanding shares of that Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of that Fund). The Board of Trustees of the Trust (the “Board”) may adopt new or amend or delete existing non-fundamental investment policies and restrictions without shareholder approval. There is no guarantee that any Fund will achieve its investment objective.
Unless otherwise specified, each Fund may engage in the investment practices and techniques described below to the extent consistent with such Fund’s investment objective and fundamental investment restrictions. Not all Funds necessarily will utilize all or any of these practices and techniques at any one time or at all. Investment policies and restrictions described below are non-fundamental and may be changed by the Trustees without shareholder approval, unless otherwise noted. For a description of the ratings of corporate debt securities and money market instruments in which the various Funds may invest, reference should be made to the Appendix.
Asset-Based Securities
A Fund may invest in debt, preferred, or convertible securities, the principal amount, redemption terms, or conversion terms of which are related to the market price of some natural resource asset such as gold bullion. These securities are referred to as “asset-based securities.” If an asset-based security is backed by a bank letter of credit or other similar facility, the investment adviser or subadviser may take such backing into account in determining the creditworthiness of the issuer. While the market prices for an asset-based security and the related natural resource asset generally are expected to move in the same direction, there may not be perfect correlation in the two price movements. Asset-based securities may not be secured by a security interest in or claim on the underlying natural resource asset. The asset-based securities in which a Fund may invest may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Certain asset-based securities may be payable at maturity in cash at the stated principal amount or, at the option of the holder, directly in a stated amount of the asset to which it is related. In such instance, because no Fund presently intends to invest directly in natural resource assets, a Fund would sell the asset-based security in the secondary market, to the extent one exists, prior to maturity if the value of the stated amount of the asset exceeds the stated principal amount and thereby realize the appreciation in the underlying asset. Certain restrictions imposed on the Funds by the Internal Revenue Code of 1986, as amended (the “Code”), may limit the Funds’ ability to invest in certain natural resource-based securities.
B-3

Precious Metal-Related Securities.   A Fund may invest in the equity securities of companies that explore for, extract, process, or deal in precious metals (e.g., gold, silver, and platinum), and in asset-based securities indexed to the value of such metals. Such securities may be purchased when they are believed to be attractively priced in relation to the value of a company’s precious metal-related assets or when the values of precious metals are expected to benefit from inflationary pressure or other economic, political, or financial uncertainty or instability. Based on historical experience, during periods of economic or financial instability the securities of companies involved in precious metals may be subject to extreme price fluctuations, reflecting the high volatility of precious metal prices during such periods. In addition, the instability of precious metal prices may result in volatile earnings of precious metal-related companies, which may, in turn, adversely affect the financial condition of such companies.
The major producers of gold include the Republic of South Africa, Russia, Canada, the United States, Brazil, and Australia. Sales of gold by Russia are largely unpredictable and often relate to political and economic considerations rather than to market forces. Economic, financial, social, and political factors within South Africa may significantly affect South African gold production.
Bank Capital Securities
A Fund may invest in bank capital securities. Bank capital securities are issued by banks to help fulfill their regulatory capital requirements. Many bank capital securities are commonly thought of as hybrids of debt and preferred stock. Some bank capital securities are perpetual (with no maturity date), callable, and have a cumulative interest deferral feature. This means that under certain conditions, the issuer bank can withhold payment of interest until a later date, likely increasing the credit and interest rate risks of an investment in those securities. Investments in bank capital securities are subject to the risks of other debt investments, such as default and non-payment, as well as certain other risks, such as the risk that bank regulators may force the bank to dissolve, merge, restructure its capitalization, or take other actions intended to prevent its failure or ensure its orderly resolution. Bank regulators in certain jurisdictions have broad authorities they may use to prevent the failure of banking institutions or to stabilize the banking industry, all of which may adversely affect the values of investments in bank capital securities and other bank obligations, including those of other banks.
Bank Loans
A Fund may invest in bank loans including, for example, corporate loans, loan participations, direct debt, bank debt, and bridge debt. A Fund may invest in a loan by lending money to a borrower directly as part of a syndicate of lenders. In a syndicated loan, the agent that originated and structured the loan typically administers and enforces the loan on behalf of the syndicate. In such cases, the agent is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all institutions that are parties to the loan agreement. A Fund will generally rely on the agent to receive and forward to the Fund its portion of the principal and interest payments on the loan. Failure by the agent to fulfill its obligations may delay or adversely affect receipt of payment by a Fund.
A Fund may invest in loans through novations, assignments, and participation interests. In a novation, a Fund typically assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. When a Fund takes an assignment of a loan, the Fund acquires some or all of the interest of another lender (or assignee) in the loan. In such cases, the Fund may be required generally to rely upon the assignor to demand payment and enforce rights under the loan. (There may be one or more assignors prior in time to the Fund.) If a Fund acquires a participation in the loan made by a third party loan investor, the Fund typically will have a contractual relationship only with the loan investor, not with the borrower. As a result, a Fund may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the loan investor selling the participation and only upon receipt by such loan investor of such payments from the borrower. In connection with participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other loan investors through set-off against the borrower, and the Fund may not directly benefit from the collateral supporting the loan in which it has purchased the participation. As a result, a Fund assumes the credit risk of both the borrower and the loan investor selling the participation. In the event of the insolvency of the loan investor selling a participation, a Fund may be treated as a general creditor of such loan investor. In addition, because loan participations are not generally rated by independent credit rating agencies, a decision by a Fund to invest in a particular loan participation will depend almost exclusively on its investment adviser’s or subadviser’s credit analysis of the borrower.
Loans in which a Fund may invest are subject generally to the same risks as debt securities in which the Fund may invest. In addition, loans in which a Fund may invest, including bridge loans, are generally made to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs, and other corporate activities, including bridge loans. A
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significant portion of the loans purchased by a Fund may represent interests in loans made to finance highly leveraged corporate acquisitions, known as “leveraged buy-out” transactions, leveraged recapitalization loans, and other types of acquisition financing. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions.
Loans generally are subject to restrictions on transfer, and only limited opportunities may exist to sell loans in secondary markets. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. As a result, a Fund may be unable to sell loans at a time when it may otherwise be desirable to do so or may be able to sell them only at a price that is less than their fair market value. The settlement time for certain loans is longer than the settlement time for many other types of investments, and a Fund may not receive the payment for a loan sold by it until well after the sale; that cash would be unavailable for payment of redemption proceeds or for reinvestment.
Certain of the loans acquired by a Fund may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the Fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan participation. A Fund may be required to fund such advances at times and in circumstances where the Fund might not otherwise choose to make a loan to the borrower.
The value of collateral, if any, securing a loan can decline, or may be insufficient to meet the borrower’s obligations or difficult to liquidate, or a Fund may be prevented or delayed from realizing the collateral. In addition, a Fund’s access to collateral may be limited by bankruptcy or other insolvency laws. If a secured loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. A bankruptcy or restructuring can result in the loan being converted to an equity ownership interest in the borrower. In addition, under legal theories of lender liability, a Fund potentially might be held liable as a co-lender.
Loans may not be considered “securities,” and a Fund that purchases a loan may not be entitled to rely on anti-fraud and other protections under the federal securities laws.
Below Investment Grade Debt Securities
A Fund may purchase below investment grade debt securities, sometimes referred to as “junk” or “high yield” bonds. The lower ratings of certain securities held by a Fund reflect a greater possibility that adverse changes in the financial condition of the issuer, or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the Fund more volatile and could limit the Fund’s ability to sell its securities at prices approximating the values a Fund had placed on such securities. In the absence of a liquid trading market for securities held by it, the Fund may be unable at times to establish the fair market value of such securities. The rating assigned to a security by S&P Global Ratings (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”) does not reflect an assessment of the volatility of the security’s market value or of the liquidity of an investment in the security. (The term “below investment grade debt securities” includes securities that are not rated but are considered by a Fund’s investment adviser or subadviser to be of comparable quality to other below investment grade debt securities.)
Like those of other fixed income securities, the values of below investment grade debt securities fluctuate in response to changes in interest rates. Thus, a decrease in interest rates generally will result in an increase in the value of a Fund’s fixed income securities. Conversely, during periods of rising interest rates, the value of a Fund’s fixed income securities generally will decline. In addition, the values of such securities are also affected by changes in general economic conditions and business conditions, which are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade securities. Changes by recognized rating services in their ratings of any fixed income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the values of portfolio securities generally will not affect cash income derived from such securities, but will affect the Fund’s net asset value (“NAV”).
Issuers of below investment grade debt securities are often highly leveraged, so their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. In the past, economic downturns or increases in interest rates have, under certain circumstances, resulted in a higher incidence of default by the issuers of these instruments and are likely to do so in the future, especially in the case of highly leveraged issuers. In addition, such issuers may not have more traditional methods of financing available to them, and may be unable to repay debt at maturity by refinancing. The risk of loss due to default in payment of interest or principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior
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indebtedness. Certain of the below investment grade debt securities in which a Fund may invest are issued to raise funds in connection with the acquisition of a company, in so-called “leveraged buy-out” transactions. The highly leveraged capital structure of such issuers may make them especially vulnerable to adverse changes in economic conditions.
Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell below investment grade debt securities when the Fund’s investment adviser or subadviser believes it advisable to do so or may be able to sell such securities only at prices lower than might otherwise be available. Consolidation in the financial services industry has resulted in there being fewer market makers for high yield bonds, which may result in further risk of illiquidity and volatility with respect to high yield bonds held by a Fund, and this trend may continue in the future. Furthermore, high yield bonds held by a Fund may not be registered under the Securities Act of 1933, as amended (the “1933 Act”), and, unless so registered, a Fund will not be able to sell such high yield bonds except pursuant to an exemption from registration under the 1933 Act. This may further limit the Fund’s ability to sell high yield debt securities or to obtain the desired price for such securities. In many cases, below investment grade debt securities may be purchased in private placements and, accordingly, will be subject to restrictions on resale as a matter of contract or under securities laws. Under such circumstances, it may also be more difficult to determine the fair values of such securities for purposes of computing a Fund’s NAV. In order to enforce its rights in the event of a default under below investment grade debt securities, a Fund may be required to take possession of and manage assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses and adversely affect the Fund’s NAV. A Fund may also be limited in its ability to enforce its rights and may incur greater costs in enforcing its rights in the event an issuer becomes the subject of bankruptcy proceedings. In addition, the Funds’ intention or ability to qualify as “regulated investment companies” under the Code may limit the extent to which a Fund may exercise its rights by taking possession of such assets.
Certain securities held by a Fund may permit the issuer at its option to “call,” or redeem, its securities. If an issuer were to redeem securities held by a Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.
The prices for below investment grade debt securities may be affected by legislative and regulatory developments. Below investment grade debt securities may also be subject to certain risks not typically associated with “investment grade” securities, such as the following: (i) reliable and objective information about the value of below investment grade debt securities may be difficult to obtain because the market for such securities may be thinner and less active than that for investment grade obligations; (ii) adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower than investment grade obligations, and, in turn, adversely affect their market; (iii) companies that issue below investment grade debt securities may be in the growth stage of their development, or may be financially troubled or highly leveraged, so they may not have more traditional methods of financing available to them; (iv) when other institutional investors dispose of their holdings of below investment grade debt securities, the general market and the prices for such securities could be adversely affected; and (v) the market for below investment grade debt securities could be impaired if legislative proposals to limit their use in connection with corporate reorganizations or to limit their tax and other advantages are enacted.
Borrowings
A Fund is required at all times to maintain its assets at a level at least three times the amount of all of its borrowings (the “300% asset coverage test”). Borrowings for this purpose include obligations under any futures contract on a debt obligation. The Securities and Exchange Commission (“SEC”) has taken the position that certain transactions, such as entering into reverse repurchase agreements, engaging in dollar roll transactions, selling securities short (other than short sales “against-the-box”), buying and selling certain derivatives (such as futures contracts), and selling (or writing) put and call options, and other trading practices that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing can be viewed as borrowing by the fund for purposes of the 1940 Act. A borrowing transaction (including, without limitation, a reverse repurchase agreement transaction) will not be considered to constitute the issuance of a “senior security” by a fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund (1) maintains an offsetting financial position; (2) segregates liquid assets equal (as determined on a daily mark-to-market basis) in value to the fund’s potential economic exposure under the borrowing transaction; or (3) otherwise “covers” the transaction in accordance with SEC guidance. Any borrowings that come to exceed the 300% asset coverage requirement will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with this requirement.
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Cash and Short-Term Debt Securities
Money Market Instruments Generally.   The Funds may invest in money market securities, including money market funds. Money market securities are high-quality, short-term debt instruments that may be issued by the U.S. Government, corporations, banks, or other entities. They may have fixed, variable, or floating interest rates. Some money market securities in which the Funds may invest are described below.
Bank Obligations.   The Funds may invest in bank obligations, including certificates of deposit, time deposits, bankers’ acceptances, and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations, and other banking institutions.
Certificates of deposit (“CDs”) are negotiable certificates evidencing the obligations of a bank to repay funds deposited with it for a specified period of time. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Funds will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating, or variable interest rates.
The Funds may invest in certificates of deposit and bankers’ acceptances of U.S. banks and savings and loan associations, London branches of U.S. banks, and U.S. branches of foreign banks. Obligations of foreign banks and of foreign branches of U.S. banks may be affected by foreign governmental action, including imposition of currency controls, interest limitations, withholding or other taxes, seizure of assets, or the declaration of a moratorium or restriction on payments of principal or interest. Foreign banks and foreign branches of U.S. banks may provide less public information than, and may not be subject to the same accounting, auditing, and financial recordkeeping standards as, domestic banks.
Cash, Short-Term Instruments, and Temporary Investments.   The Funds may hold a significant portion of their assets in cash or cash equivalents at the sole discretion of the Fund’s investment adviser or subadviser. The Funds’ investment adviser or subadvisers will determine the amount of the Funds’ assets to be held in cash or cash equivalents at their sole discretion, based on such factors as they may consider appropriate under the circumstances. The Funds may hold a portion of their assets in cash, for example, in order to provide for expenses or anticipated redemption payments or for temporary defensive purposes. The Funds may also hold a portion of their assets in cash as part of the Funds’ investment programs or asset allocation strategies, in amounts considered appropriate by the Funds’ investment adviser or subadvisers. To the extent the Funds hold assets in cash and otherwise uninvested, its investment returns may be adversely affected and the Funds may not achieve their respective investment objectives. The Funds may invest in high quality money market instruments. The instruments in which the Funds may invest include, without limitation: (i) short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises); (ii) CDs, bankers’ acceptances, fixed time deposits, and other obligations of domestic banks (including foreign branches); (iii) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than one year; (iv) repurchase agreements; and (v) short-term obligations of foreign banks (including U.S. branches).
Commercial Paper and Short-Term Corporate Debt Instruments.   The Funds may invest in commercial paper (including variable amount master demand notes) consisting of short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and, other than asset-backed commercial paper, usually has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. The investment adviser or subadvisers monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. The Funds also may invest in non-convertible corporate debt securities (e.g., bonds and debentures) with not more than one year remaining to maturity at the date of settlement.
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Letters of Credit.   Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper, and other short-term obligations) which the Funds may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association, or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer.
Commodities
A Fund may invest directly or indirectly in commodities (such as precious metals or natural gas). Commodity prices can be more volatile than prices of other types of investments and can be affected by a wide range of factors, including changes in overall market movements, speculative investors, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, nationalization, expropriation, or other confiscation, changes in the costs of discovering, developing, refining, transporting, and storing commodities, the success of commodity exploration projects, temporary or long-term price dislocations and inefficiencies in commodity markets generally or in the market for a particular commodity, international or local regulatory, political, and economic developments (for example, regime changes and changes in economic activity levels), and developments affecting a particular region, industry, or commodity, such as drought, floods, or other weather conditions, livestock disease, trade embargoes, energy conservation, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, and tariffs. Exposure to commodities can cause the NAV of a Fund’s shares to decline or fluctuate in a rapid and unpredictable manner. Commodity prices may be more or less volatile than securities of companies engaged in commodity-related businesses. Investments in commodity-related companies are subject to the risk that the performance of such companies may not correlate with the broader equity market or with returns on commodity investments to the extent expected by the investment adviser or subadviser. Such companies may be significantly affected by import controls, worldwide competition, changes in consumer sentiment, and spending, and can be subject to liability for, among other things, environmental damage, depletion of resources, and mandated expenditures for safety and pollution control. A liquid secondary market may not exist for certain commodity investments, which may make it difficult for the Fund to sell them at a desirable price or at the price at which it is carrying them.
A Fund may also directly or indirectly use commodity-related derivatives. The values of these derivatives may fluctuate more than the relevant underlying commodity or commodities or commodity index. A Fund’s investments in commodities or commodity-related derivatives can be limited by the Fund’s intention to qualify as a regulated investment company, and can bear on the Fund’s ability to qualify as such.
Common and Preferred Stocks
Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis. Profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company’s stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, changes in interest rates may adversely affect the value of a preferred stock that pays a fixed dividend.
Concentration Policy
For purposes of each Fund’s concentration limitation as disclosed in this SAI, the Funds apply such policy to direct investments in the securities of issuers in a particular industry, as determined by a Fund’s investment adviser or subadviser. A Fund’s investment adviser or subadviser may analyze the characteristics of a particular issuer and security and assign an industry or sector classification consistent with those characteristics in the event that the third party classification provider used by the investment adviser or subadviser does not assign a classification or the investment adviser or subadviser, in consultation with the Fund’s Chief Compliance Officer, determines that another industry or sector classification is more appropriate.
Convertible Securities
The Funds may invest in debt or preferred equity securities convertible into, or exchangeable for, common stock at a stated price or rate. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features. Convertible securities are subject to the risks of debt and equity securities.
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Cyber Security and Technology
With the increased use of technologies such as the Internet and the dependence on computer systems to perform business and operational functions, investment companies (such as the Funds) and their service providers (such as the Funds’ investment adviser, subadvisers, custodian, and transfer agent) may be prone to operational and information security risks resulting from cyber-attacks and/or technological malfunctions. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, a Fund, the investment adviser, subadviser, custodian, transfer agent, or service provider may adversely affect the Fund or its shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, affect a Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. Cyber-attacks may render records of Fund assets and transactions, shareholder ownership of Fund shares, and other data integral to the functioning of the Fund inaccessible or inaccurate or incomplete. A Fund may also incur substantial costs for cyber security risk management in order to prevent cyber incidents in the future. A Fund and its shareholders could be negatively impacted as a result. There are inherent limitations in business continuity plans and systems designed to minimize the risk of cyber-attacks through the use of technology, processes, and controls, including the possibility that certain risks have not been identified given the evolving nature of this threat. The Funds rely on third-party service providers for many of their day-to-day operations, and will be subject to the risk that the protections and protocols implemented by those service providers will be ineffective to protect the Funds from cyber-attack. The Funds’ investment adviser does not control the cyber security plans and technology systems put in place by third-party service providers, and such third-party service providers may have limited indemnification obligations to the Funds’ investment adviser or the Funds, each of whom could be negatively impacted as a result. Similar types of cyber security risks also are present for issuers of securities in which the Funds invest, which could result in material adverse consequences for such issuers, and may cause a Fund’s investment in such securities to lose value.
Debtor-in-Possession Financings
The Funds may invest in debtor-in-possession financings (commonly known as “DIP financings”) through participation interests in direct loans, purchase of assignments, and other means. DIP financings are arranged when an entity seeks the protections of the bankruptcy court under Chapter 11 of the U.S. Bankruptcy Code (“Chapter 11”). These financings allow the entity to continue its business operations while reorganizing under Chapter 11. Such financings constitute senior liens on an unencumbered security (i.e., a security not subject to other creditors’ claims). DIP financings are generally subject to the same risks as investments in senior bank loans and similar debt instruments, but involve a greater risk of loss of principal and interest. For example, there is a risk that the entity will not emerge from Chapter 11 and be forced to liquidate its assets under Chapter 7 of the U.S. Bankruptcy Code, as well as a risk that the bankruptcy court will not approve a proposed reorganization plan or will require substantial and unfavorable changes to an initial plan. In the event of liquidation, a Fund’s only recourse will be against the property securing the DIP financing. Companies in bankruptcy may also be undergoing significant financial and operational changes that may cause their financial performance to have elevated levels of volatility. DIP financings may involve payment-in-kind interest or principal interest payments, and a Fund may receive securities of a reorganized issuer (e.g., common stock, preferred stock, warrants) in return for its investment, which may include illiquid investments and investments that are difficult to value.
Derivatives
General.   Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. A Fund may not be able to close out a derivative transaction at a favorable time or price.
A Fund’s use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Derivative products can be highly specialized instruments that may require investment techniques and risk analyses different from those associated with stocks and bonds. Derivatives are subject to a number of risks, such as potential changes in value in response to interest rate changes or other market developments or as a result of the counterparty’s credit quality and the risk that a derivative transaction may not have the effect or benefit a Fund’s investment adviser or subadviser anticipated. Derivatives also involve the risk of
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mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, or index. When a Fund invests in a derivative instrument, it could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances, and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. Many derivative transactions are entered into “over the counter” (not on an exchange or contract market); as a result, the value of such a derivative transaction will depend on the ability and the willingness of the Fund’s counterparty to perform its obligations under the transaction. A Fund may be required to segregate certain of its assets on the books of its custodian with respect to derivatives transactions entered into by the Fund. A liquid secondary market may not always exist for a Fund’s derivative positions at any time. Use of derivatives may affect the amount, timing, and character of distributions to shareholders. Although the use of derivatives is intended to enhance a Fund’s performance, it may instead reduce returns and increase volatility.
A Fund may enter into cleared derivatives transactions. In a cleared derivative transaction, a Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund’s exposure to the credit risk of its original counterparty (although the Fund is subject to the credit risk of the clearinghouse). Counterparty risk with respect to derivatives has been and may continue to be affected by new rules and regulations concerning the derivatives market. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house, or the clearing member through which the Fund holds its positions at a clearing house, would be conducted, what effect the insolvency proceeding would have on any recovery by a Fund, and what impact an insolvency of a clearing house or clearing member would have on the financial system more generally.
No Fund has the obligation to enter into derivatives transactions at any time or under any circumstances. In addition, nothing in this SAI is intended to limit in any way any purpose for which a Fund may enter into any type of derivatives transaction; a Fund may use derivatives transactions for hedging purposes or generally for purposes of enhancing its investment return.
Foreign Currency Exchange Transactions
A Fund may enter into foreign currency exchange transactions for hedging purposes in order to protect against uncertainty in the level of future foreign currency exchange rates, or for other, non-hedging purposes—for example, a Fund may take a long or short position with respect to a foreign currency in which none of the Fund’s assets or liabilities are denominated, or where the position is in excess of the amount of any such assets or liabilities, in order to take advantage of anticipated changes in the relative values of those currencies. There can be no assurance that appropriate foreign currency transactions will be available for a Fund at any time or that a Fund will enter into such transactions at any time or under any circumstances even if appropriate transactions are available to it. A Fund may purchase or sell a foreign currency on a spot (i.e., cash) basis at the prevailing spot rate. A Fund may also enter into contracts to deliver in the future an amount of one currency in return for an amount of another currency (“forward contracts”) and may purchase and sell foreign currency futures contracts. (Foreign currency futures contracts are similar to financial futures contracts, except that they typically contemplate the delivery of foreign currencies; see “Financial Futures Contracts,” below.) A Fund may also purchase or sell options on foreign currencies or options on foreign currency futures contracts.
A Fund may enter into foreign currency exchange transactions in order to hedge against a change in the values of assets or liabilities denominated in one or more foreign currencies due to changes in currency exchange rates.
A Fund may also enter into foreign currency transactions to adjust generally the exposure of its portfolio to various foreign currencies. For example, a Fund with a large exposure to securities denominated in euros might want to continue to hold those securities, but to trade its exposure to the euro to exposure to, say, the Japanese Yen. In that case, the Fund might take a short position in the euro and a long position in the Yen. A Fund may also use foreign currency transactions to hedge the value of the Fund’s portfolio against the Fund’s benchmark index.
The value of any currency, including U.S. dollars and foreign currencies, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of foreign currencies (and therefore the values of foreign currency options, forward contracts, and futures contracts) may be affected significantly, fixed, or supported directly or indirectly by U.S. and foreign government actions. Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts, and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of foreign currencies.
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Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.
There is no systematic reporting of last-sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market.
Currency Forward and Futures Contracts.   A foreign currency forward contract involves an obligation to deliver in the future, which may be any fixed number of days from the date of the contract as agreed by the parties, an amount of one currency in return for an amount of another currency, at an exchange rate set at the time of the contract. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at an exchange rate set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the Commodity Futures Trading Commission (the “CFTC”), such as the New York Mercantile Exchange. Foreign currency futures contracts will typically require a Fund to post both initial margin and variation margin.
Foreign currency forward contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between counterparties, exposing a Fund to credit risk with respect to its counterparty, whereas foreign currency futures contracts are traded on regulated exchanges. Because foreign currency forward contracts are private transactions between a Fund and its counterparty, any benefit of such contracts to the Fund will depend upon the willingness and ability of the counterparty to perform its obligations. In the case of a futures contract, a Fund would typically look to the commodity exchange or contract market (or its clearinghouse) for performance. Certain non-deliverable forward currency contracts are expected to become subject to mandatory clearing requirements in the future, and a Fund’s counterparty in such a case would be a central derivatives clearing organization.
At the maturity of a forward or futures contract, a Fund will make delivery of the currency or currencies specified in the contract in return for the other currency or currencies specified in the contract (or, if the forward contract is a non-deliverable forward contract, settle the contract on a net basis with the counterparty) or, at or prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange and a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.
Positions in foreign currency futures contracts and related options may be closed out only on an exchange or board of trade which provides a secondary market in such contracts or options. Although a Fund will normally purchase or sell foreign currency futures contracts and related options only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or option or at any particular time. In such event, it may not be possible to close a futures or related option position and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin on its futures positions. A Fund’s ability to close out a foreign currency forward contract will depend on the willingness of its counterparty to engage in an offsetting transaction.
Foreign Currency Options.   Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter (“OTC”) market, although options on foreign currencies have recently been listed on several exchanges. Such options will be purchased or written only when an investment adviser or subadviser believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence exchange rates and investments generally.
The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security.
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Foreign Currency Conversion.   Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the “spread”) between prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer.
Foreign Currency Swap Agreements.   A Fund may enter into currency swaps to protect against adverse changes in exchange rates between the U.S. dollar and other currencies or as a means of making indirect investments in foreign currencies. Currency swaps involve the individually negotiated exchange by a Fund with another party of a series of payments in specified currencies in amounts determined pursuant to the terms of the swap agreement. (See “Swap Agreements and Options on Swap Agreements,” below.)
Foreign currency derivatives transactions may be highly volatile and may give rise to investment leverage.
Financial Futures Contracts
A Fund may enter into futures contracts, including interest rate futures contracts, securities index futures contracts, and futures contracts on fixed income securities (collectively referred to as “financial futures contracts”).
A Fund may use interest rate futures contracts to adjust the interest rate sensitivity (duration) of its portfolio or the credit exposure of the portfolio. Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a specific fixed income security, during a specified future period at a specified price.
A Fund may use index futures contracts to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets, including commodities and precious metals. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash.
Positions in financial futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures.
There are special risks associated with entering into financial futures contracts. The skills needed to use financial futures contracts effectively are different from those needed to select a Fund’s investments. There may be an imperfect correlation between the price movements of financial futures contracts and the price movements of the securities in which a Fund invests. There is also a risk that a Fund will be unable to close a position in a financial futures contract when desired because there is no liquid secondary market for it.
The risk of loss in trading financial futures contracts can be substantial due to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. Relatively small price movements in a financial futures contract could have an immediate and substantial impact, which may be favorable or unfavorable to a Fund. It is possible for a price-related loss to exceed the amount of a Fund’s margin deposit. An investor could also suffer losses if it is unable to close out a futures contract because of an illiquid secondary market. Futures are subject to the creditworthiness of the futures commission merchants or brokers and clearing organizations involved in the transactions.
Although some financial futures contracts by their terms call for the actual delivery or acquisition of securities at expiration, in most cases the contractual commitment is closed out before expiration. The offsetting of a contractual obligation is accomplished by purchasing (or selling as the case may be) on a commodities or futures exchange an identical financial futures contract calling for delivery in the same month. Such a transaction, if effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. A Fund will incur brokerage fees when it purchases or sells financial futures contracts, and will be required to maintain margin deposits. If a liquid secondary market does not exist when a Fund wishes to close out a financial futures contract, it will not be able to do so and will continue to be required to make daily cash payments of variation margin in the event of adverse price movements.
Each Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”) and, therefore, is not subject to registration or regulation as a pool operator under the CEA. To be eligible to claim such an exclusion, a Fund may only use futures contracts, options on such futures, commodity options and certain swaps solely for “bona fide hedging purposes,” or must limit its use of such instruments for non-bona fide hedging purposes to certain de minimis amounts. It is possible that that exclusion may in the future cease to be available with respect to one or more Funds. In any case where the exclusion is unavailable to a Fund, additional CFTC-mandated disclosure, reporting, and recordkeeping obligations would apply with respect to that Fund. Compliance with the CFTC’s regulatory requirements could increase Fund expenses and potentially adversely affect a Fund’s total return.
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Margin Payments.   When a Fund purchases or sells a financial futures contract, it is required to deposit with the broker an amount of cash, U.S. Treasury bills, or other permissible collateral equal to a small percentage of the amount of the financial futures contract. This amount is known as “initial margin.” The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to a Fund upon termination of the contract, assuming the Fund satisfies its contractual obligations.
Subsequent payments to and from the broker occur on a daily basis in a process known as “marking to market.” These payments are called “variation margin” and are made as the value of the underlying financial futures contract fluctuates. For example, when a Fund sells an index futures contract and the price of the underlying index rises above the delivery price, the Fund’s position declines in value. The Fund then pays the broker a variation margin payment equal to the difference between the delivery price of the index futures contract and the value of the index underlying the index futures contract. Conversely, if the price of the underlying index falls below the delivery price of the contract, the Fund’s futures position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the index futures contract and the value of the index underlying the index futures contract.
When a Fund terminates a position in a financial futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.
Options on Financial Futures Contracts.   A Fund may purchase and write call and put options on financial futures contracts. An option on a financial futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a financial futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the holder would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder’s option position. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.
Options on Swaps.   Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon swap transaction, such as an interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate, in the case of a floor contract.
Special Risks of Transactions in Financial Futures Contracts and Related Options.   Financial futures contracts entail risks. The risks associated with purchasing and writing put and call options on financial futures contracts can be influenced by the market for financial futures contracts. An increase in the market value of a financial futures contract on which the Fund has written an option may cause the option to be exercised. In this situation, the benefit to a Fund would be limited to the value of the exercise price of the option and the Fund may realize a loss on the option greater than the premium the Fund initially received for writing the option. In addition, a Fund’s ability to close out an option it has written by entering into an offsetting transaction depends upon the market’s demand for such financial futures contracts. If a purchased option expires unexercised, a Fund would realize a loss in the amount of the premium paid for the option.
If an investment adviser’s or subadviser’s judgment about the general direction of interest rates or markets is wrong, the overall performance may be poorer than if no financial futures contracts had been entered into.
Liquidity Risks.   Positions in financial futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell financial futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. If there is not a liquid secondary market at a particular time, it may not be possible to close a position in a financial futures contract at such time and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin.
The ability to establish and close out positions in options on financial futures contracts will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop. Although a Fund generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. In the
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event no such market exists for particular options, it might not be possible to effect closing transactions in such options, with the result that a Fund would have to exercise the options in order to realize any profit.
Hedging Risks.   There are several risks in connection with the use by a Fund of financial futures contracts and related options as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the financial futures contracts and options and movements in the underlying securities or index or movements in the prices of a Fund’s securities which are the subject of a hedge.
Successful use of financial futures contracts and options by a Fund for hedging purposes is also subject to an investment adviser’s or subadviser’s ability to predict correctly movements in the direction of the market. It is possible that, where a Fund has purchased puts on financial futures contracts to hedge its portfolio against a decline in the market, the securities or index on which the puts are purchased may increase in value and the value of securities held in the portfolio may decline. If this occurred, the Fund would lose money on the puts and also experience a decline in the value of its portfolio securities. In addition, the prices of financial futures contracts, for a number of reasons, may not correlate perfectly with movements in the underlying securities or index due to certain market distortions. First, all participants in the futures market are subject to margin deposit requirements. Such requirements may cause investors to close financial futures contracts through offsetting transactions which could distort the normal relationship between the underlying security or index and futures markets. Second, the margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result the futures markets may attract more speculators than the securities markets do. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by an investment adviser or subadviser still may not result in a successful hedging transaction over a very short time period.
Other Risks.   A Fund will incur brokerage fees in connection with its transactions in financial futures contracts and related options. In addition, while financial futures contracts and options on financial futures contracts will be purchased and sold to reduce certain risks, those transactions themselves entail certain other risks. Thus, while a Fund may benefit from the use of financial futures contracts and related options, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Fund than if it had not entered into any financial futures contracts or options transactions. Moreover, in the event of an imperfect correlation between the position in the financial futures contract and the portfolio position that is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.
Swap Agreements and Options on Swap Agreements
A Fund may engage in swap transactions, including interest rate swap agreements, credit default swaps, and total return swaps.
Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments or rates, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index). When a Fund enters into an interest rate swap, it typically agrees to make payments to its counterparty based on a specified long- or short-term interest rate, and will receive payments from its counterparty based on another interest rate. Other forms of swap agreements include, among others, interest rate caps, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; and curve cap swaps, under which a party might buy or sell protection against an increase in long-term interest rates relative to shorter-term rates. A Fund may enter into an interest rate swap in order, for example, to hedge against the effect of interest rate changes on the value of specific securities in its portfolio, or to adjust the interest rate sensitivity (duration) or the credit exposure of its portfolio overall, or otherwise as a substitute for a direct investment in debt securities.
A Fund may enter into total return swaps. In a total return swap, one party typically agrees to pay to the other a short-term interest rate in return for a payment at one or more times in the future based on the increase in the value of an underlying security or other asset, or index of securities or assets; if the underlying security, asset, or index declines in value, the party that pays the short-term interest rate must also pay to its counterparty a payment based on the amount of
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the decline. A Fund may take either side of such a swap, and so may take a long or short position in the underlying security, asset, or index. A Fund may enter into a total return swap to hedge against an exposure in its portfolio (including to adjust the duration or credit quality of a Fund’s bond portfolio) or generally to put cash to work efficiently in the markets in anticipation of, or as a replacement for, cash investments. A Fund may also enter into a total return swap to gain exposure to securities or markets in which it might not be able to invest directly (in so-called market access transactions). A Fund may also enter into contracts for difference, which are similar to total return swaps.
A Fund also may enter into credit default swap transactions. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the protection “buyer” in a credit default swap is obligated to pay the protection “seller” an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds or other obligations of the reference entity (with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. A Fund may be either the buyer or seller in a credit default swap transaction. When a Fund buys protection, it may or may not own securities of the reference entity. If it does own securities of the reference entity, the swap serves as a hedge against a decline in the value of the securities due to the occurrence of a credit event involving the issuer of the securities. If the Fund does not own securities of the reference entity, the credit default swap may be seen to create a short position in the reference entity. If a Fund is a buyer and no credit event occurs, the Fund will typically recover nothing under the swap, but will have had to pay the required upfront payment and stream of continuing payments under the swap. When a Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When a Fund sells protection, it may do so either to earn additional income or to create such a “synthetic” long position. Credit default swaps involve general market risks, illiquidity risk, counterparty risk, and credit risk.
A Fund may also enter into options on swap agreements (“swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. A Fund may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement. A Fund may enter into swaptions for the same purposes as swaps.
Whether a Fund’s use of swap agreements or swaptions will be successful will depend on the investment adviser’s or subadviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Certain restrictions imposed on the Funds by the Code may limit the Funds’ ability to use swap agreements.
Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. Because they are two party contracts that may be subject to contractual restrictions on transferability and termination and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid and subject to a Fund’s limitation on investments in illiquid securities. To the extent that a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.
Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. A Fund bears the risk that an investment adviser or subadviser will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the Fund. If an investment adviser or subadviser attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Many swaps are complex and often valued subjectively.
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Counterparty risk with respect to derivatives has been and may continue to be affected by new rules and regulations concerning the derivatives market. Some derivatives transactions, including many interest rate and index credit default swaps, are required to be centrally cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds the position, rather than the credit risk of its original counterparty to the derivatives transaction. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses and clearing members, and it is not clear how an insolvency proceeding of a clearing house or clearing member would be conducted, what effect the insolvency proceeding would have on any recovery by a Fund, and what impact an insolvency of a clearing house or clearing member would have on the financial system more generally.
The U.S. Congress, various exchanges and regulatory and self-regulatory authorities have undertaken reviews of derivatives trading in recent periods. Among the actions that have been taken or proposed to be taken are new position limits and reporting requirements, new or more stringent daily price fluctuation limits for futures and options transactions, new or increased margin and reserve requirements for various types of derivatives transactions, and mandatory clearing, trading, and reporting requirements for many derivatives. Additional measures are under active consideration and as a result there may be further actions that adversely affect the regulation of instruments in which the Funds invest. It is possible that these or similar measures could potentially limit or completely restrict the ability of a Fund to use these instruments as a part of its investment strategy. Limits or restrictions applicable to the counterparties with which the Funds engage in derivative transactions could also prevent the Funds from using these instruments.
Additionally, in the event of a counterparty’s (or its affiliate’s) insolvency, a Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations, and realization on collateral, could be stayed or eliminated under new special resolution regimes adopted in the United States, the European Union, and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In addition, the liabilities of such counterparties to a Fund could be reduced, eliminated, or converted to equity in such counterparties (sometimes referred to as a “bail in”).
Options, Rights, and Warrants
A Fund may purchase and sell put and call options on securities to enhance investment performance or to protect against changes in market prices. A Fund that invests in debt securities may also purchase and sell put and call options to adjust the interest rate sensitivity of its portfolio or the credit exposure of the portfolio.
Call Options.   A Fund may write call options on its securities to realize a greater current return through the receipt of premiums. Such option transactions may also be used as a limited form of hedging against a decline in the price of securities owned by the Fund.
A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the exercise price at any time before the expiration date. A Fund may write covered call options or uncovered call options. A call option is “covered” if the writer, at all times while obligated as a writer, either owns the underlying securities (or comparable securities satisfying the cover requirements of the securities exchanges), or has the right to acquire such securities through immediate conversion of securities. When a Fund has written an uncovered call option, the Fund will not necessarily hold securities offsetting the risk to the Fund. As a result, if the call option were exercised, the Fund might be required to purchase the security that is the subject of the call at the market price at the time of exercise. The Fund’s exposure on such an option is theoretically unlimited. There is also a risk, especially with less liquid preferred and debt securities, that the security may not be available for purchase.
A Fund will receive a premium from writing a call option, which increases the Fund’s return in the event the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security.
In return for the premium received when it writes a covered call option, a Fund takes the risk during the life of the option that it will be required to deliver the underlying security at a price below the current market value of the security or, in the case of a covered call option, to give up some or all of the opportunity to profit from an increase in the market price of the securities covering the call option.
In the case of a covered option, the Fund also retains the risk of loss should the price of the securities decline. If the covered option expires unexercised, the Fund realizes a gain equal to the premium, which may be offset by a decline in
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price of the underlying security. If the option is exercised, the Fund realizes a gain or loss equal to the difference between the Fund’s cost for the underlying security and the proceeds of sale (exercise price minus commissions) plus the amount of the premium.
A Fund may enter into closing purchase transactions in order to realize a profit or limit a loss on a previously written call option or, in the case of a covered call option, to free itself to sell the underlying security or to write another call on the security, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction in the case of a covered call option may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction relating to a covered call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.
Put Options.   A Fund may write put options in order to enhance its current return by taking a long directional position as to a security or index of securities. Such options transactions may also be used as a limited form of hedging against an increase in the price of securities that the Fund plans to purchase. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A Fund may write covered or uncovered put options. A put option is “covered” if the writer segregates cash and high-grade short-term debt obligations or other permissible collateral equal to the price to be paid if the option is exercised.
By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value. A Fund may terminate a put option that it has written before it expires by entering into a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option.
Purchasing Put and Call Options.   A Fund may also purchase put options to protect portfolio holdings against a decline in market value. This protection lasts for the life of the put option because the Fund, as a holder of the option, may sell the underlying security at the exercise price regardless of any decline in its market price. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that the Fund must pay. If the Fund holds the security underlying the option, these costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option.
A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security’s market price. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.
A Fund may also buy and sell combinations of put and call options on the same underlying security to earn additional income.
A Fund may purchase or sell “structured options,” which may comprise multiple option exposures within a single security. The risk and return characteristics of a structured option will vary depending on the nature of the underlying option exposures. The Fund may use such options for hedging purposes or as a substitute for direct investments in options or securities. The Fund’s use of structured options may create investment leverage.
Options on Foreign Securities.   A Fund may purchase and sell options on foreign securities if an investment adviser or subadviser believes that the investment characteristics of such options, including the risks of investing in such options, are consistent with the Fund’s investment objective. It is expected that risks related to such options will not differ materially from risks related to options on U.S. securities. However, position limits and other rules of foreign exchanges may differ from those in the United States. In addition, options markets in some countries, many of which are relatively new, may be less liquid than comparable markets in the United States.
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Options on Securities Indexes.   A Fund may write or purchase options on securities indexes, subject to its general investment restrictions regarding options transactions. Index options are similar to options on individual securities in that the purchaser of an index option acquires the right to buy (in the case of a call) or sell (in the case of a put), and the writer undertakes the obligation to sell or buy (as the case may be), units of an index at a stated exercise price during the term of the option. Instead of giving the right to take or make actual delivery of securities, the holder of an index option has the right to receive a cash “exercise settlement amount.” This amount is equal to the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by a fixed “index multiplier.” If the Fund has written an index call option, it will lose money if the index level rises above the option exercise price (plus the amount of the premium received by the Fund on the option). If the Fund has written an index put option, it will lose money if the index level falls below the option exercise price (less the amount of the premium received by the Fund).
In cases where a Fund uses index options for hedging purposes, price movements in securities which a Fund owns or intends to purchase probably will not correlate perfectly with movements in the level of a securities index and, therefore, a Fund bears the risk of a loss on a securities index option which is not completely offset by movements in the price of such securities. Because securities index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on a specific security, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding underlying securities. A Fund may, however, cover call options written on a securities index by holding a mix of securities which substantially replicate the movement of the index or by holding a call option on the securities index with an exercise price no higher than the call option sold.
A Fund may purchase or sell options on stock indexes in order to close out its outstanding positions in options on stock indexes which it has purchased. A Fund may also allow such options to expire unexercised.
Compared to the purchase or sale of futures contracts, the purchase of call or put options on an index involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options plus transactions costs. The writing of a put or call option on an index involves risks similar to those risks relating to the purchase or sale of index futures contracts.
Risks Involved in the Sale of Options.   The successful use of a Fund’s options strategies depends on the ability of an investment adviser or subadviser to forecast correctly interest rate and market movements. For example, if a Fund were to write a covered call option based on an investment adviser’s or subadviser’s expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if a Fund were to write a put option based on an investment adviser’s or subadviser’s expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.
When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying security, since the Fund will not realize a loss if the security’s price does not change.
The effective use of options also depends on a Fund’s ability to terminate option positions at times when an investment adviser or subadviser deems it desirable to do so. There is no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price.
If a secondary market in options were to become unavailable, a Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events—such as volume in excess of trading or clearing capability—were to interrupt its normal operations.
A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, a Fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the Fund, as option writer, would remain obligated under the option until expiration or exercise.
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Disruptions in the markets for the securities underlying options purchased or sold by a Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, a Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, a Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the Options Clearing Corporation were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options. A Fund, as holder of such a put option, could lose its entire investment if the prohibition remained in effect until the put option’s expiration.
Foreign-traded options are subject to many of the same risks presented by internationally-traded securities. In addition, because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.
Exchanges have established limits on the maximum number of options an investor or group of investors acting in concert may write. The Funds, an investment adviser or subadviser, and other clients of the investment adviser or subadviser may constitute such a group. These limits restrict a Fund’s ability to purchase or sell particular options.
Over-the-Counter Options.   A Fund may purchase or sell OTC options. OTC options are not traded on securities or options exchanges or backed by clearinghouses. Rather, they are entered into directly between a Fund and the counterparty to the option. In the case of an OTC option purchased by the Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result a Fund may be required to remain obligated on an unfavorable OTC option until its expiration. It may be difficult under certain circumstances to value OTC options.
Rights and Warrants to Purchase Securities; Index Warrants; International.   A Fund may invest in rights and warrants to purchase securities. Rights or warrants generally give the holder the right to receive, upon exercise, a security at a stated price. Funds typically use rights and warrants in a manner similar to their use of options on securities, as described above. Risks associated with the use of rights or warrants are generally similar to risks associated with the use of options. Rights and warrants typically do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. In addition, the value of a right or a warrant will likely, but will not necessarily, change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.
Bonds issued with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities.
A Fund may also invest in equity-linked warrants. A Fund purchases equity-linked warrants from a broker, who in turn is expected to purchase shares in the local market. If the Fund exercises its warrant, the shares are expected to be sold and the warrant redeemed with the proceeds. Typically, each warrant represents one share of the underlying stock. Therefore, the price and performance of the warrant are directly linked to the underlying stock, less transaction costs. In addition to the market risk related to the underlying holdings, a Fund bears counterparty risk with respect to the issuing broker. There is currently no active trading market for equity-linked warrants, and they may be highly illiquid.
In addition to warrants on securities, a Fund may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indexes (“index-linked warrants”). Index-linked warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index-linked warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the
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value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If a Fund were not to exercise an index-linked warrant prior to its expiration, then the Fund would lose the amount of the purchase price paid by it for the warrant.
A Fund using index-linked warrants would normally do so in a manner similar to its use of options on securities indexes. The risks of a Fund’s use of index-linked warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index-linked warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution that issues the warrant. Also, index-linked warrants may have longer terms than index options. Index-linked warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index-linked warrants may limit a Fund’s ability to exercise the warrants at such time, or in such quantities, as the Fund would otherwise wish to do.
A Fund may make indirect investments in foreign equity securities, through international warrants, participation notes, low exercise price warrants, or other products that allow the Fund to access investments in foreign markets that would otherwise be unavailable to them. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities from or to the issuer for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or basket of securities. International warrants are similar to options in that they are exercisable by the holder for an underlying security or securities or the value of the security or securities, but are generally exercisable over a longer term than typical options. These types of instruments may be American style exercise, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style exercise, which means that they may be exercised only on the expiration date. International warrants have an exercise price, which is typically fixed when the warrants are issued.
A Fund may invest in low exercise price warrants, which are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. These warrants entail substantial credit risk, since the issuer of the warrant holds the purchase price of the warrant (approximately equal to the value of the underlying investment at the time of the warrant’s issue) for the life of the warrant.
The exercise or settlement date of the warrants and other instruments described above may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the instruments, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless, resulting in a total loss of the purchase price of the warrants.
A participation note or “P-note” is typically a debt instrument issued by a bank or broker-dealer, where the amount of the bank’s or broker-dealer’s repayment obligation is tied to changes in the value of an underlying security or index of securities. A P-note is a general unsecured contractual obligation of the bank or broker-dealer that issues it. A Fund must rely on the creditworthiness of the issuer for repayment of the P-note and for any return on the Fund’s investment in the P-note and would have no rights against the issuer of the underlying security.
There is no assurance that there will be a secondary trading market for any of the instruments described above. They may by their terms be non-transferable or otherwise be highly illiquid and difficult to price. Issuers of such instruments or the calculation agent named in respect of such an instrument may have broad authority and discretion to adjust the instrument’s terms in response to certain events or to interpret an instrument’s terms or to make certain determinations relating to the instrument, which could have a significant adverse effect on the value of the instrument to a Fund. If the issuer or other obligor on an instrument is unable or unwilling to perform its obligations under such an instrument, a Fund may lose some or all of its investment in the instrument and any unrealized return on that investment. Certain of these instruments may be subject to foreign investment risk and currency risk.
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Equity-Linked Notes
An equity-linked note (ELN) is a debt instrument whose value changes based on changes in the value of a single equity security, basket of equity securities, or an index of equity securities. An equity-linked note may or may not pay interest. See “Hybrid Instruments,” below.
Hybrid Instruments
Hybrid instruments are generally considered derivatives and include indexed or structured securities, and combine elements of many derivatives transactions with those of debt, preferred equity, or a depositary instrument. A Fund may use a hybrid instrument as a substitute for any type of cash or derivative investment which it might make for any purpose.
A hybrid instrument may be a debt security, preferred stock, warrant, convertible security, certificate of deposit, or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles, or commodities (collectively, “underlying assets”), or by another index, economic factor, or other measure, including interest rates, currency exchange rates, or commodities or securities indexes (collectively, “benchmarks”). Hybrid instruments may take a number of forms, including, for example, debt instruments with interest or principal payments or redemption terms determined by reference to the value of an index, security, or other measure at a future time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities where the conversion terms relate to a particular commodity.
The risks of investing in a hybrid instrument may, depending on the nature of the instrument, reflect a combination of the risks of investing in securities, options, futures, currencies, or other types of investments. An investment in a hybrid instrument as a debt instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument. The risks of a particular hybrid instrument will depend upon the terms of the instrument, but may include the possibility of significant changes in the level of the benchmark(s) or the prices of the underlying assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, and may not be foreseen by the purchaser, such as financial or market developments, economic and political events, the supply and demand of the underlying assets, and interest rate movements. Hybrid instruments may be highly volatile and their use by a Fund may not be successful.
Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Hybrid instruments may be highly leveraged. Depending on the structure of the particular hybrid instrument, changes in a benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark or underlying asset may not move in the same direction or at the same time.
Hybrid instruments may also carry liquidity risk since they typically trade OTC, and are not backed by a central clearing organization. The instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the value of such an investment could be zero. In addition, because the purchase and sale of hybrid investments would likely take place in an OTC market without the guarantee of a central clearing organization, or in a transaction between a Fund and the issuer of the hybrid instrument, the instruments will not likely be actively traded. Hybrid instruments also may not be subject to regulation by the CFTC, the SEC, or any other governmental regulatory authority.
When a Fund invests in a hybrid instrument, it takes on the credit risk of the issuer of the hybrid instrument. In that respect, a hybrid instrument may create greater risks than investments directly in the securities or other assets underlying the hybrid instrument because the Fund is exposed both to losses on those securities or other assets and to the credit risk of the issuer of the hybrid instrument. A hybrid instrument may also pose greater risks than other derivatives based on the same securities or assets because, when it purchases the instrument, a Fund may be required to pay all, or most, of the notional amount of the investment by way of purchase price, whereas many other derivatives require a Fund to post only a relatively small portion of the notional amount by way of margin or similar arrangements.
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Structured Investments
A structured investment is typically issued by a specially created corporation or trust that purchases one or more securities or other assets (“underlying instruments”), and that in turn issues one or more classes of securities (“structured securities”) backed by, or representing different interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities, and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will reflect that of the underlying instruments. Investments in a structured security may be subordinated to the right of payment of another class of securities. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities, and they may be highly illiquid and difficult to value. Because the purchase and sale of structured securities would likely take place in an OTC market without the guarantee of a central clearing organization, or in a transaction between a Fund and the issuer of the structured securities, the creditworthiness of the counterparty of the issuer of the structured securities would be an additional risk factor the Fund would have to consider and monitor.
Commodity-Linked “Structured” Securities.   Certain structured products may provide exposure to the commodities markets. Commodity-linked structured securities may be equity or debt securities, may be leveraged or unleveraged, and may present investment characteristics and risks of an investment in a security and one or more underlying commodities. Certain restrictions imposed on the Funds by the Code may limit the Funds’ ability to invest in certain commodity-linked structured securities.
Credit-Linked Securities.   Credit-linked securities are typically issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps, and other securities or transactions, in order to provide exposure to certain high yield or other fixed income issuers or markets. For example, a Fund may invest in credit-linked securities in order to gain exposure to the high yield markets pending investment of cash and/or to remain fully invested when more traditional income producing securities are not available. A Fund’s return on its investments in credit-linked securities will depend on the investment performance of the investments held in the trust or other vehicle. A Fund’s investments in these instruments are indirectly subject to the risks associated with the derivative instruments in which the trust or other vehicle invests, including, among others, credit risk, default, or similar event risk, counterparty risk, interest rate risk, leverage risk, and management risk. There will likely be no established trading market for credit-linked securities and they may be illiquid.
Event-Linked Securities.   Event-linked securities are typically fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a trigger event, such as a hurricane, earthquake, or other event that leads to physical or economic loss. If the trigger event occurs prior to maturity, a Fund may lose all or a portion of its principal and unpaid interest. Event-linked securities may expose a Fund to certain other risks, including issuer default, adverse regulatory or jurisdictional interpretations, liquidity risk, and adverse tax consequences.
Because the performance of structured hybrid instruments is linked to the performance of an underlying commodity, commodity index, or other economic variable, those investments are subject to “market risks” with respect to the movements of the commodity markets and may be subject to certain other risks that do not affect traditional equity and debt securities. If the interest payment on a hybrid instrument is linked to the value of a particular commodity, commodity index, or other economic variable and the underlying investment loses value, the purchaser might not receive the anticipated interest on its investment. If the amount of principal to be repaid on a structured hybrid instrument is linked to the value of a particular commodity, commodity index, or other economic variable, the purchaser might not receive all or any of the principal at maturity of the investment.
The values of structured hybrid instruments may fluctuate significantly because the values of the underlying investments to which they are linked are themselves extremely volatile, and the Fund may lose most or all of the value of its investment in a hybrid instrument. Additionally, the particular terms of a structured hybrid instrument may create economic leverage by contemplating payments that are based on a multiple of the price increase or decrease of the underlying commodity, commodity index, or other economic variable. A liquid secondary market may not exist for structured hybrid instruments, which may make it difficult to sell such instruments at an acceptable price or to value them accurately.
A Fund’s investment in structured products may be subject to limits under applicable law.
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When-Issued, Delayed-Delivery, To-Be-Announced, Forward Commitment, and Standby Commitment Transactions
A Fund may enter into when-issued, delayed-delivery, to-be-announced (“TBA”), or forward commitment transactions in order to lock in the purchase price of the underlying security or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In when-issued, delayed-delivery, or forward commitment transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. In the case of TBA purchase commitments, the unit price and the estimated principal amount are established when the Fund enters into a commitment, with the actual principal amount being within a specified range of the estimate. Although a Fund does not typically pay for the securities in these types of transactions until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. As a result, each of these types of transactions may create investment leverage in a Fund’s portfolio and increase the volatility of the Fund. If a Fund’s counterparty fails to deliver a security purchased on a when-issued, delayed-delivery, TBA, or forward commitment basis, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.
A Fund may also enter into standby commitment agreements, obligating the Fund, for a specified period, to buy a specified amount of a security at the option of the issuer, upon the issuance of the security. The price at which the Fund would purchase the security is set at the time of the agreement. In return for its promise to purchase the security, a Fund receives a commitment fee. The Fund receives this fee whether or not it is ultimately required to purchase the security. The securities subject to a standby commitment will not necessarily be issued, and, if they are issued, the value of the securities on the date of issuance may be significantly less than the price at which the Fund is required to purchase them.
Recently finalized Financial Industry Regulatory Authority (FINRA) rules include mandatory margin requirements for the TBA market with limited exceptions. TBA trades historically have not been required to be collateralized. The collateralization of TBA trades is intended to mitigate counterparty credit risk between trade and settlement, but could increase the cost of TBA transactions and impose added operational complexity. As of the date of this SAI, additional revisions to these FINRA rules are anticipated. It is not clear when the rules will be implemented and what effect the revisions will have on the Funds.
Distressed Securities
A Fund may invest in securities, including loans purchased in the secondary market, that are the subject of bankruptcy proceedings or otherwise in default or in risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Fund or that are rated in the lower rating categories by one or more nationally recognized statistical rating organizations (for example, Ca or lower by Moody’s and CC or lower by S&P or Fitch Ratings (“Fitch”)) or, if unrated, are in the judgment of the investment adviser or subadviser of equivalent quality (“Distressed Securities”). Investment in Distressed Securities is speculative and involves significant risks and a Fund could lose all of its investment in any Distressed Security.
Distressed Securities are subject to greater credit and liquidity risks than other types of loans. Reduced liquidity can affect the values of Distressed Securities, make their valuation and sale more difficult, and result in greater volatility. A bankruptcy proceeding or other court proceeding could delay or limit the ability of the Fund to collect the principal and interest payments on Distressed Securities or adversely affect the Fund’s rights in collateral relating to a Distressed Security. If a lawsuit is brought by creditors of a borrower under a Distressed Security, a court or a trustee in bankruptcy could take certain actions that would be adverse to a Fund. For example:
•
Other creditors might convince the court to set aside a loan or the collateralization of the loan as a “fraudulent conveyance” or “preferential transfer.” In that event, the court could recover from the Fund the interest and principal payments that the borrower made before becoming insolvent. There can be no assurance that the Fund would be able to prevent that recapture.

•
A bankruptcy court may restructure the payment obligations under the loan so as to reduce the amount to which the Fund would be entitled.

•
The court might discharge the amount of the loan that exceeds the value of the collateral.

•
The court could subordinate the Fund’s rights to the rights of other creditors of the borrower under applicable law, decreasing, potentially significantly, the likelihood of any recovery on the Fund’s investment.

A Fund may, but will not necessarily, invest in a Distressed Security when the investment adviser or subadviser believes it is likely that the issuer of the Distressed Securities will make an exchange offer or will be the subject of a plan of
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reorganization pursuant to which the Fund will receive new securities in return for the Distressed Securities. There can be no assurance that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which a Fund makes its investment in Distressed Securities and the time that any such exchange offer or plan of reorganization is completed. Even if an exchange offer is made or plan of reorganization is adopted with respect to Distressed Securities held by a Fund, there can be no assurance that the securities or other assets received by a Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. If a Fund participates in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Distressed Securities, the Fund may be restricted from disposing of such securities.
Dollar Roll Transactions
A Fund may enter into dollar roll transactions, in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date from the same party. A Fund may invest in dollar rolls in order to benefit from anticipated changes in pricing for the mortgage-backed securities during the term of the transaction, or for the purpose of creating investment leverage.
In a dollar roll, the securities that are to be purchased will be of the same type as the securities sold, but will be supported by different pools of mortgages. A Fund that engages in a dollar roll forgoes principal and interest paid on the sold securities during the roll period, but is compensated by the difference between the current sales price and the lower forward price for the future purchase. In addition, a Fund may benefit by investing the transaction proceeds during the roll period. Dollar roll transactions generally have the effect of creating leverage in a Fund’s portfolio.
Dollar rolls involve the risk that the Fund’s counterparty will be unable to deliver the mortgage-backed securities underlying the dollar roll at the fixed time. If the counterparty files for bankruptcy or becomes insolvent, the counterparty or its representative may ask for and receive an extension of time to decide whether to enforce the Fund’s repurchase obligation. A Fund’s use of the transaction proceeds may be restricted pending such decision. A Fund may enter into dollar roll transactions without limit up to the amount permitted under applicable law.
Exchange Traded Notes (ETNs)
ETNs are senior, unsecured, debt securities typically issued by financial institutions. An ETN’s return is typically based on the performance of a particular market index, and the value of the index may be impacted by market forces that affect the value of ETNs in unexpected ways. ETNs are similar to Structured Investments, except that they are typically listed on an exchange and traded in the secondary market. See “Structured Investments” in this SAI. The return on an ETN is based on the performance of the specified market index, and an investor may, at maturity, realize a negative return on the investment. ETNs typically do not make periodic interest payments and principal is not protected. The repayment of principal and any additional return due either at maturity or upon repurchase by the issuer depends on the issuer’s ability to pay, regardless of the performance of the underlying index. Accordingly, ETNs are subject to credit risk that the issuer will default or will be unable to make timely payments of principal. Certain events can impact an ETN issuer’s financial situation and ability to make timely payments to ETN holders, including economic, political, legal, or regulatory changes and natural disasters. Event risk is unpredictable and can significantly impact ETN holders.
The market value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand of the ETN, volatility and lack of liquidity in the underlying assets, changes in the applicable interest rates, the current performance of the market index to which the ETN is linked, and the credit rating of the ETN issuer. The market value of an ETN may differ from the performance of the applicable market index and there may be times when an ETN trades at a premium or discount. This difference in price may be due to the fact that the supply and demand in the market for ETNs at any point in time is not always identical to the supply and demand in the market for the securities underlying the market index that the ETN seeks to track. A change in the issuer’s credit rating may also impact the value of an ETN without regard to the level of the underlying market index. ETNs are also subject to tax risk. No assurance can be given that the Internal Revenue Service (“IRS”) will accept, or a court will uphold, how the Funds characterize and treat ETNs for tax purposes.
A Fund’s ability to sell its ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN. Some ETNs may be relatively illiquid and may therefore be difficult to purchase or sell at a fair price. Leveraged ETNs may offer the potential for greater return, but their values may be highly volatile.
B-24

Financial Services Companies
A Fund may invest in financial services companies. Financial services companies are subject to extensive government regulation that may affect their profitability in many ways, including by limiting the amount and types of loans and other commitments they can make, and the interest rates and fees they can charge. A financial services company’s profitability, and therefore its stock price, is especially sensitive to interest rate changes as well as the ability of borrowers to repay their loans. Changing regulations, continuing consolidations, and development of new products and structures all are likely to have a significant impact on financial services companies.
Fixed Income Securities
Certain of the debt securities in which the Funds may invest may not offer as high a yield as may be achieved from lower quality instruments having less safety. If a Fund disposes of an obligation prior to maturity, it may realize a loss or a gain. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. In addition, investments are subject to the ability of the issuer to make payment at maturity.
As discussed, a decline in prevailing levels of interest rates generally increases the value of debt securities in a Fund’s portfolio, while an increase in rates usually reduces the value of those securities. As a result, to the extent that a Fund invests in debt securities, interest rate fluctuations will affect its NAV, but not the income it receives from its debt securities. In addition, if the debt securities contain call, prepayment, or redemption provisions, during a period of declining interest rates, those securities are likely to be redeemed, and a Fund would probably be unable to replace them with securities having as great a yield. Certain events, such as market or economic developments, regulatory or government actions, natural disasters, terrorist attacks, war, and other geopolitical events can have a dramatic adverse effect on the debt market and the overall liquidity of the market for fixed income securities.
Investment in medium- or lower-grade debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt this market and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. In addition, lower-quality bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in servicing their principal and interest payment obligations. Furthermore, medium- and lower-grade debt securities tend to be less marketable than higher-quality debt securities because the market for them is less broad. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and a Fund may have greater difficulty selling its portfolio securities. The market value of these securities and their liquidity may be affected by adverse publicity and investor perceptions.
Foreign Securities
Each Fund may invest in foreign securities. Foreign securities include securities of foreign companies and foreign governments (or agencies or subdivisions thereof). If a Fund’s securities are held abroad, the countries in which such securities may be held and the sub-custodian holding them must be approved by the Board or its delegate under applicable rules adopted by the SEC. In buying foreign securities, each Fund may convert U.S. dollars into foreign currency.
The globalization and integration of the world economic system and related financial markets have made it increasingly difficult to define issuers geographically. Accordingly, the Funds intend to construe geographic terms such as “foreign,” “non-U.S.,” “European,” “Latin American,” “Asian,” and “emerging markets” in the manner that affords to the Funds the greatest flexibility in seeking to achieve the investment objective(s) of the relevant Fund. Specifically, unless otherwise stated, in circumstances where the investment objective and/or strategy is to invest (a) exclusively in “foreign securities,” “non-U.S. securities,” “European securities,” “Latin American securities,” “Asian securities,” or “emerging markets” (or similar directions) or (b) at least some percentage of the Fund’s assets in foreign securities, etc., the Fund will take the view that a security meets this description so long as the issuer of a security is tied economically to the particular country or geographic region indicated by words of the relevant investment objective and/or strategy (the “Relevant Language”). For these purposes the issuer of a security is deemed to have that tie if:
(i)
the issuer is organized under the laws of the country or a country within the geographic region suggested by the Relevant Language or maintains its principal place of business in that country or region; or

(ii)
the securities are traded principally in the country or region suggested by the Relevant Language; or

(iii)
the issuer, during its most recent fiscal year, derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the country or region suggested by the Relevant Language or has at

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least 50% of its assets in that country or region.
In addition, the Funds intend to treat derivative securities (e.g., call options) by reference to the underlying security. Conversely, if the investment objective and/or strategy of a Fund limits the percentage of assets that may be invested in “foreign securities,” etc. or prohibits such investments altogether, a Fund intends to categorize securities as “foreign,” etc. only if the security possesses all of the attributes described above in clauses (i), (ii), and (iii).
Foreign securities also include a Fund’s investment in foreign securities through depositary receipts, in the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), or other similar securities. An ADR is a U.S. dollar-denominated security issued by a U.S. bank or trust company that represents, and may be converted into, a foreign security. An EDR or a GDR is generally similar but is issued by a non-U.S. bank. Depositary receipts are subject to the same risks as direct investment in foreign securities. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted, and changes in currency exchange rates may affect the value of an ADR investment in ways different from direct investments in foreign securities. Funds may invest in both sponsored and unsponsored depositary receipts. Unsponsored depositary receipts are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuers may not be as current for unsponsored depositary receipts and the prices of unsponsored depositary receipts may be more volatile than if such instruments were sponsored by the issuer. An investment in an ADR is subject to the credit risk of the issuer of the ADR.
Investments in foreign securities involve special risks and considerations. As foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards, practices, and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. For example, foreign markets have different clearance and settlement procedures. Delays in settlement could result in temporary periods when assets of a Fund are uninvested. The inability of a Fund to make intended security purchases due to settlement problems could cause it to miss certain investment opportunities. Foreign securities may also entail certain other risks, such as the possibility of one or more of the following: imposition of dividend or interest withholding or confiscatory taxes, higher brokerage costs, thinner trading markets, currency blockages or transfer restrictions, expropriation, nationalization, military coups, economic sanctions, or other adverse political or economic developments; less government supervision and regulation of securities exchanges, brokers and listed companies; and the difficulty of enforcing obligations in other countries. Purchases of foreign securities are usually made in foreign currencies and, as a result, a Fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the value of foreign currencies against the U.S. dollar. Further, it may be more difficult for a Fund’s agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Certain markets may require payment for securities before delivery. In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, diplomatic developments that could adversely affect the values of the Fund’s investments in certain non-U.S. countries, and quotas or other limits on the ability of the Fund (or clients of the Fund’s investment adviser or subadviser) to invest or maintain investments in securities of issuers in certain countries.
A number of current significant political, demographic, and economic developments may affect investments in foreign securities and in securities of companies with operations overseas. The course of any one or more of these events and the effect on trade barriers, competition, and markets for consumer goods and services are uncertain. Similar considerations are of concern with respect to developing countries. For example, the possibility of revolution and the dependence on foreign economic assistance may be greater in these countries than in developed countries. Management seeks to mitigate the risks associated with these considerations through diversification and active professional management.
In addition to the general risks of investing in foreign securities, investments in emerging markets involve special risks. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets may have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a Fund due to subsequent declines in values of the portfolio securities, decrease in the level of liquidity in a Fund’s portfolio, or, if a Fund has entered into a contract to sell the security, possible liability to the purchaser. Certain markets may require payment for securities before delivery, and in such markets
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a Fund bears the risk that the securities will not be delivered and that the Fund’s payments will not be returned. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, or may have restrictions on foreign ownership or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.
Certain emerging markets may require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market’s balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to that Fund of any restrictions on investments.
Investment in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of a Fund.
Health Care Companies
A Fund may invest in health care companies. The activities of health care companies may be funded or subsidized by federal and state governments. If government funding and subsidies are reduced or discontinued, the profitability of these companies could be adversely affected. Health care companies may also be affected by government policies on health care reimbursements, regulatory approval for new drugs and medical instruments, and similar matters. They are also subject to legislative risk, i.e., the risk of a reform of the health care system through legislation.
Illiquid Securities
Each Fund may invest not more than 15% of its net assets in “illiquid securities,” which are investments that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may not be able to dispose of such securities in a timely fashion and for a fair price, which could result in losses to a Fund. In addition, illiquid securities are generally more difficult to value. Illiquid securities may include repurchase agreements with maturities greater than seven days, futures contracts and options thereon for which a liquid secondary market does not exist, time deposits maturing in more than seven calendar days, and securities of new and early stage companies whose securities are not publicly traded. The Funds may also purchase securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the 1933 Act. Such securities may be determined to be liquid based on an analysis taking into account, among other things, trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in particular Rule 144A securities, a Fund’s holdings of those securities may be illiquid, resulting in undesirable delays in selling these securities at prices representing fair value.
Index-Related Securities (Equity Equivalents)
The Funds may invest in certain types of securities that enable investors to purchase or sell shares in a portfolio of securities that seeks to track the performance of an underlying index or a portion of an index. Such Equity Equivalents include, among others, DIAMONDS (interests in a portfolio of securities that seeks to track the performance of the Dow Jones Industrial Average), SPDRs or Standard & Poor’s Depositary Receipts (interests in a portfolio of securities that seeks to track the performance of the S&P 500® Index), and the Nasdaq-100 Trust (interests in a portfolio of securities of the largest and most actively traded non-financial companies listed on the Nasdaq Stock Market). Such securities are similar to index mutual funds, but they are traded on various stock exchanges or secondary markets. The value of these securities is dependent upon the performance of the underlying index on which they are based. Thus, these securities are subject to the same risks as their underlying indexes as well as the securities that make up those indexes. For example, if the securities comprising an index that an index-related security seeks to track perform poorly, the index-related security will lose value.
Equity Equivalents may be used for several purposes, including to simulate full investment in the underlying index while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transaction costs, or to seek
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higher investment returns where an Equity Equivalent is priced more attractively than securities in the underlying index. Because the expense associated with an investment in Equity Equivalents may be substantially lower than the expense of small investments directly in the securities comprising the indexes they seek to track, investments in Equity Equivalents may provide a cost-effective means of diversifying the fund’s assets across a broad range of equity securities.
The prices of Equity Equivalents are derived and based upon the securities held by the particular investment company. Accordingly, the level of risk involved in the purchase or sale of an Equity Equivalent is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for such instruments is based on a basket of stocks. The market prices of Equity Equivalents are expected to fluctuate in accordance with both changes in the NAVs of their underlying indexes and the supply and demand for the instruments on the exchanges on which they are traded. Substantial market or other disruptions affecting an Equity Equivalent could adversely affect the liquidity and value of the shares of the fund investing in such instruments.
Inflation-Linked Securities
Inflation-linked securities are typically fixed income securities whose principal values are periodically adjusted according to a measure of inflation. If the index measuring inflation falls, the principal value of an inflation-linked security will be adjusted downward, and consequently the interest payable on the security (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original principal of the security upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-linked securities. For securities that do not provide a similar guarantee, the adjusted principal value of the security repaid at maturity may be less than the original principal.
Alternatively, the interest rates payable on certain inflation-linked securities may be adjusted according to a measure of inflation. As a result, the principal values of such securities do not adjust according to the rate of inflation, although the interest payable on such securities may decline during times of falling inflation.
The values of inflation-linked securities are expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-linked securities. Inflation-linked securities may cause a potential cash flow mismatch to investors, because an increase in the principal amount of an inflation-linked security will be treated as interest income currently subject to tax at ordinary income rates even though investors will not receive repayment of principal until maturity. If a Fund invests in such securities, it will be required to distribute such interest income in order to qualify for treatment as a regulated investment company and eliminate the Fund-level tax, without a corresponding receipt of cash, and therefore may be required to dispose of portfolio securities at a time when it may not be advantageous to do so in order to make such distributions.
While the values of inflation-linked securities are expected to be largely protected from long-term inflationary trends, short-term increases in inflation may lead to declines in value. In addition, if interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in inflation-linked securities may not be protected to the extent that the increase is not reflected in the securities’ inflation measure.
The periodic adjustment of U.S. Treasury inflation-linked securities is tied to the Consumer Price Index for All Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation, and energy. Inflation-linked securities issued by a foreign government or a private issuer are generally adjusted to reflect an inflation measure specified by the issuer. There can be no assurance that the CPI-U or any other inflation measure will accurately measure the real rate of inflation in the prices of goods and services.
IPOs and Other Limited Opportunities
A Fund may purchase securities of companies that are offered pursuant to an initial public offering (“IPO”) or other similar limited opportunities. Although companies can be any age or size at the time of their IPO, they are often smaller and have a limited operating history, which involves a greater potential for the value of their securities to be impaired following the IPO. The price of a company’s securities may be highly unstable at the time of its IPO and for a period thereafter due to factors such as market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available, and limited availability of investor information. Securities purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the NAV and return earned on a Fund’s shares. Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by sales of additional shares, and by concentration of control in existing management and principal shareholders. In addition, all of the factors that affect the performance of an economy or equity
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markets may have a greater impact on the shares of IPO companies. IPO securities tend to involve greater risk due, in part, to public perception and the lack of publicly available information and trading history.
Master Limited Partnerships
A Fund may invest in master limited partnerships (“MLPs”), which are limited partnerships in which ownership units are publicly traded. MLPs often own or own interests in properties or businesses that are related to oil and gas industries, including pipelines, although MLPs may invest in other types of investments, including credit-related investments. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners (like a Fund when it invests in an MLP) are not involved in the day-to-day management of the partnership. A Fund also may invest in companies who serve (or whose affiliates serve) as MLP general partners.
Investments in MLPs are generally subject to many of the risks that apply to partnerships. For example, holders of the units of MLPs may have limited control and limited voting rights on matters affecting the partnership. There may be fewer corporate protections afforded investors in an MLP than investors in a corporation. Conflicts of interest may exist among unit holders, subordinated unit holders, and the general partner of an MLP, including those arising from incentive distribution payments. MLPs that concentrate in a particular industry or region are subject to risks associated with such industry or region. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. Investments held by MLPs may be illiquid. MLP units may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.
A Fund may also hold investments in limited liability companies that have many of the same characteristics and are subject to many of the same risks as master limited partnerships.
The manner and extent of a Fund’s investments in MLPs and limited liability companies may be limited by its intention to qualify as a regulated investment company under the Code, and any such investments by the Fund may adversely affect the ability of the Fund to qualify as such.
Mortgage- and Asset-Backed Securities
Mortgage-backed securities, including collateralized mortgage obligations (“CMOs”) and certain stripped mortgage-backed securities, represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, receivables from credit card agreements, home equity loans, and student loans. Asset-backed securities may also include collateralized debt obligations as described below.
A Fund may invest in mortgage-backed securities issued or guaranteed by (i) U.S. Government agencies or instrumentalities such as the Government National Mortgage Association (“GNMA”) (also known as Ginnie Mae), the Federal National Mortgage Association (“FNMA”) (also known as Fannie Mae), and the Federal Home Loan Mortgage Corporation (“FHLMC”) (also known as Freddie Mac) or (ii) other issuers, including private companies. Under the Federal Housing Finance Agency’s “Single Security Initiative,” Fannie Mae and Freddie Mac have entered into a joint initiative to develop a common securitization platform for the issuance of Uniform Mortgage-Backed Securities (“UMBS”), which would generally align the characteristics of Fannie Mae and Freddie Mac mortgage-backed securities. In June 2019 Fannie Mae and Freddie Mac started to issue UMBS in place of their current offerings of TBA-eligible mortgage-backed securities. The effect of the issuance of UMBS on the market for mortgage-backed securities is uncertain. Privately issued mortgage-backed securities may include securities backed by commercial mortgages, which are mortgages on commercial, rather than residential, real estate. Privately issued mortgage-backed securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-backed securities held in a Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans. There is no assurance that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so. In addition, certain governmental entities have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight and/or other consequences that could adversely affect the credit quality, availability, or investment character of securities issued by these entities.
Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the
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scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-related securities. In that event a Fund may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgages, and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. If the life of a mortgage-related security is inaccurately predicted, a Fund may not be able to realize the rate of return the investment adviser or subadviser expected.
Mortgage-backed and asset-backed securities are less effective than other types of securities as a means of  “locking in” attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar or greater risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the Funds. The terms of certain asset-backed securities may require early prepayment in response to certain credit events potentially affecting the values of the asset-backed securities.
At times, some mortgage-backed and asset-backed securities will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses on securities purchased at a premium.
CMOs may be issued by a U.S. Government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. Government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. Government, its agencies or instrumentalities, or any other person or entity.
CMOs typically issue multiple classes of securities, having different maturities, interest rates, and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subordinated to payments on other classes or series and may be subject to contingencies; or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing their volatility. Certain classes or series of CMOs may experience high levels of volatility in response to changes in interest rates and other factors.
Stripped mortgage-backed securities are usually structured with two classes that receive payments of interest or principal on a pool of mortgage loans. Stripped mortgage-backed securities may experience very high levels of volatility in response to changes in interest rates. The yield to maturity on an interest only or “IO” class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments will typically result in a substantial decline in the value of IOs and may have a significant adverse effect on a Fund’s yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully, or at all, its initial investment in these securities. Conversely, principal only securities or “POs” tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated.
The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting a Fund’s ability to buy or sell those securities at any particular time.
Subprime mortgage loans, which typically are made to less creditworthy borrowers, have a higher risk of default than conventional mortgage loans. Therefore, mortgage-backed securities backed by subprime mortgage loans may suffer significantly greater declines in value due to defaults, and may experience high levels of volatility.
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A Fund may invest in collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), and other similarly structured securities. CBOs, CLOs, and other CDOs are types of asset-backed securities. A CBO is typically an obligation of a trust backed (or collateralized) by a pool of securities, often including high risk, below investment grade debt securities. The collateral may include many different types of debt securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities, and emerging market debt. A CLO is typically an obligation of a trust backed (or collateralized) by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other types of CDOs may include, by way of example, obligations of trusts backed by other types of assets representing obligations of various types, and may include high risk, below investment grade debt obligations. CBOs, CLOs, and other CDOs may pay management fees and administrative expenses. The risk profile of an investment in a CBO, CLO, or other CDO depends largely on the type of the collateral securities and the class of the instrument in which a Fund invests.
For CBOs, CLOs, and other CDOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which typically bears the effects of defaults from the bonds or loans in the trust in the first instance and may serve to protect other, senior tranches from defaults. Typically, the more senior the tranche in a CBO, CLO, or other CDO, the higher its rating, although senior tranches can experience substantial losses due to actual defaults. The market values of CBO, CLO, and CDO obligations may be affected by a number of factors, including, among others, changes in interest rates, defaults affecting junior tranches, market anticipation of defaults, and general market aversion to CBO, CLO, or other CDO securities as a class, or to the collateral backing them.
CBOs, CLOs, and other CDOs may be illiquid. In addition to the risks associated with debt securities discussed elsewhere in this SAI and the Funds’ Prospectus (e.g., interest rate risk and the risk of default), CBOs, CLOs, and other CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments on a CBO’s, CLO’s, or other CDO’s obligations; (ii) the collateral may decline in value or be in default; (iii) the risk that Funds may invest in tranches of CBOs, CLOs, or other CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
Other Income-Producing Securities
Other types of income-producing securities the Funds may purchase, include, but are not limited to, the following:
•
Variable and floating rate obligations. Variable and floating rate securities are debt instruments that provide for periodic adjustments in the interest rate paid on the security and, under certain limited circumstances, may have varying principal amounts. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that may change with change to the level of prevailing interest rates or the issuer’s credit quality. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity. There is a risk that the current interest rate on variable and floating securities may not accurately reflect current market interest rates or adequately compensate the holder for the current creditworthiness of the issuer. Due to their variable- or floating-rate features, these instruments will generally pay higher levels of income in a rising interest rate environment and lower levels of income as interest rates decline. For the same reason, the market value of a variable- or floating-rate instrument is generally expected to have less sensitivity to fluctuations in market interest rates than a fixed-rate instrument, although the value of a floating-rate instrument may nonetheless decline as interest rates rise and due to other factors, such as changes in credit quality. Some variable or floating rate securities are structured with liquidity features such as (1) put options or tender options that permit holders (sometimes subject to conditions) to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries or (2) auction rate features, remarketing provisions, or other maturity-shortening devices designed to enable the issuer to refinance or redeem outstanding debt securities (market-dependent liquidity features). The market-dependent liquidity features may not operate as intended as a result of the issuer’s declining creditworthiness, adverse market conditions, or other factors or the inability or unwillingness of a participating broker-dealer to make a secondary market for such securities. As a result, variable or floating rate securities that include market-dependent liquidity features may lose value and the holders of such securities may be required to retain them for an extended period of time or until maturity.

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In order to use these investments most effectively, a Fund’s investment adviser or subadviser must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the investment adviser or subadviser incorrectly forecasts such movements, a Fund could be adversely affected by the use of variable or floating rate obligations.
Many financial instruments use or may use a floating rate based on the London Interbank Offered Rate (“LIBOR”), which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on a Fund or the financial instruments in which a Fund invests cannot yet be determined. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.
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Standby commitments. These instruments, which are similar to a put, give a Fund the option to obligate a broker, dealer, or bank to repurchase a security held by the Fund at a specified price.

•
Tender option bonds. Tender option bonds are relatively long-term bonds that are coupled with the agreement of a third party, such as a broker, dealer, or bank, to grant the holders of such securities the option to tender the securities to the institution at periodic intervals.

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Inverse floaters. Inverse floaters have variable interest rates that typically move in the opposite direction from movements in prevailing interest rates, most often short-term rates. Accordingly, the value of inverse floaters, or other obligations or certificates structured to have similar features, generally moves in the opposite direction from interest rates. The value of an inverse floater can be considerably more volatile than the value of other debt instruments of comparable maturity and credit quality. Inverse floaters incorporate varying degrees of leverage. Generally, greater leverage results in greater price volatility for any given change in interest rates. Inverse floaters may be subject to legal or contractual restrictions on resale and therefore may be less liquid than other types of securities. Similar to variable and floating rate obligations, effective use of inverse floaters requires skills different from those needed to select most portfolio securities. If movements in interest rates are incorrectly anticipated, a Fund could lose money or the NAV of its shares could decline by the use of inverse floaters.

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Strip bonds. Strip bonds are debt securities that are stripped of their interest, usually by a financial intermediary, after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturities.

Standby commitments, tender option bonds, and instruments with demand features are primarily used by the Funds for the purpose of increasing the liquidity of a Fund’s portfolio.
Other Investment Companies
A Fund may invest in securities of other open- or closed-end investment companies, including exchange-traded funds (“ETFs”), traded on one or more national securities exchanges, as well as private investment vehicles. Provisions of the 1940 Act may limit the ability of a Fund to invest in certain registered investment companies or private investment vehicles or may limit the amount of its assets that a Fund may invest in any investment vehicle.
A Fund may, for example, invest in other open or closed-end investment companies, including ETFs, during periods when it has large amounts of uninvested cash, when its investment adviser or subadviser believes share prices of other investment companies offer attractive values, or to gain or maintain exposure to various asset classes and markets or types of strategies and investments. A Fund may invest in shares of another registered investment company or private investment vehicle in order to gain indirect exposure to markets in a country where the Fund is not able to invest freely, or to gain indirect exposure to one or more issuers whose securities it may not buy directly. As a shareholder in an investment vehicle, a Fund would bear its ratable share of that vehicle’s expenses and would remain subject to payment of the Fund’s management fees with respect to assets so invested. Shareholders would therefore be subject to duplicative expenses to the extent a Fund invests in other investment vehicles. Shares of registered open-end investment companies traded on a securities exchange may not be redeemable by a Fund in all cases. Private investment vehicles in which a Fund may invest are not registered under the 1940 Act, and so will not offer all of the protections provided by the 1940 Act (including, among other things, independent oversight, protections against certain conflicts of interest, and custodial risks).
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If a Fund invests in another investment vehicle, it is exposed to the risk that the other investment vehicle will not perform as expected. A Fund is exposed indirectly to all of the risks applicable to an investment in such other investment vehicle. In addition, lack of liquidity in the other investment vehicle could result in its value being more volatile than the underlying portfolio of securities, and may limit the ability of a Fund to sell or redeem its interest in the investment vehicle at a time or at a price it might consider desirable. A Fund may not be able to redeem its interest in private investment vehicles except at certain designated times. The investment policies and limitations of the other registered investment company or private investment vehicle may not be the same as those of the investing Fund; as a result, the Fund may be subject to additional or different risks, or may achieve a reduced investment return, as a result of its investment in another investment vehicle. If the other investment company is an ETF or other product traded on a securities exchange or otherwise actively traded, its shares may trade at a premium or discount to their NAV, an effect that might be more pronounced in less liquid markets. A Fund’s investment adviser or subadviser or their affiliates may serve as investment adviser to a registered investment company or private investment vehicle in which the Fund may invest, leading to conflicts of interest. For example, a Fund’s investment adviser or subadviser may receive fees based on the amount of assets invested in the other investment vehicle. Investment by a Fund in another registered investment company or private investment vehicle will typically be beneficial to its investment adviser or subadviser in the management of the other investment vehicle, by helping to achieve economies of scale or enhancing cash flows. Due to this and other factors, a Fund’s investment adviser or subadviser will have an incentive to invest the Fund’s assets in an investment vehicle sponsored or managed by it or its affiliates in lieu of investments by the Fund directly in portfolio securities, and will have an incentive to invest in such an investment vehicle over a non-affiliated investment vehicle to ensure an appropriate level of revenue to such investment adviser or subadviser or their affiliates. The investment adviser or subadviser will have no obligation to select the least expensive or best performing investment companies available to serve as an underlying investment vehicle. Similarly, a Fund’s investment adviser or subadviser will have an incentive to delay or decide against the sale of interests held by the Fund in an investment company sponsored or managed by it or its affiliates. It is possible that other clients of a Fund’s investment adviser or subadviser or its affiliates will purchase or sell interests in an investment company sponsored or managed by it at prices and at times more favorable than those at which the Fund does so.
T. Rowe Price may invest the assets of the Funds it subadvises into money market funds. Therefore, T. Rowe Price may choose to invest any available cash reserves in a money market fund established for the exclusive use of the T. Rowe Price family of mutual funds and other T. Rowe Price clients. Currently, two such money market funds are in operation—T. Rowe Price Government Reserve Fund (“GRF”) and T. Rowe Price Treasury Reserve Fund (“TRF”), each a series of the T. Rowe Price Reserve Investment Funds, Inc. Additional series may be created in the future.
GRF and TRF must comply with the requirements of Rule 2a-7 under the 1940 Act governing money market funds. Each fund invests at least 99.5% of its total assets in cash, U.S. Government securities, and/or repurchase agreements that are collateralized by U.S. Government securities or cash. The funds do not pay an advisory fee to the investment manager at T. Rowe Price, but will incur other expenses. GRF and TRF are expected by T. Rowe Price to operate at a very low expense ratio. The Funds will only invest in GRF or TRF to the extent it is consistent with their investment objective and program. GRF and TRF are neither insured nor guaranteed by the U.S. Government, and there is no assurance they will maintain a stable NAV of  $1.00 per share.
Partly Paid Securities
These securities are paid for on an installment basis. A partly paid security trades net of outstanding installment payments—the buyer “takes over payments.” The buyer’s rights are typically restricted until the security is fully paid. If the value of a partly paid security declines before a Fund finishes paying for it, the Fund will still owe the payments, but may find it hard to sell and as a result will incur a loss.
Portfolio Management
A Fund’s investment adviser or subadviser uses trading as a means of managing the portfolio of the Fund in seeking to achieve its investment objective. Transactions will occur when a Fund’s investment adviser or subadviser believes that the trade, net of transaction costs, will improve interest income or capital appreciation potential, or will lessen capital loss potential. Whether the goals discussed above will be achieved through trading depends on the Fund’s investment adviser’s or subadviser’s ability to evaluate particular securities and anticipate relevant market factors, including interest rate trends and variations from such trends. If such evaluations and expectations prove to be incorrect, a Fund’s income or capital appreciation may be reduced and its capital losses may be increased. In addition, high turnover in a Fund could result in additional brokerage commissions to be paid by that Fund. See also “Taxation” below.
The Funds may pay brokerage commissions to affiliates of one or more affiliates of the Funds’ investment adviser or subadvisers.
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Portfolio Turnover
Portfolio turnover involves brokerage commissions and other transaction costs, which the relevant Fund will bear directly, and could involve realization of taxable capital gains. To the extent that portfolio turnover results in realization of net short-term capital gains, such gains ordinarily are treated as ordinary income when distributed to shareholders. Portfolio turnover rates are shown in the “Fees and Expenses of the Fund” and “Financial Highlights” sections of the Prospectus. See the “Taxation” and “Portfolio Transactions and Brokerage” sections in this SAI for additional information.
Real Estate-Related Investments; Real Estate Investment Trusts
Factors affecting the performance of real estate may include excess supply of real property in certain markets, changes in zoning laws, environmental regulations and other governmental action, completion of construction, changes in real estate value and property taxes, losses from casualty, condemnation, or natural disaster, sufficient level of occupancy, adequate rent to cover operating expenses, and local and regional markets for competing assets. The performance of real estate may also be affected by changes in interest rates, prudent management of insurance risks, and social and economic trends.
Real estate investment trusts (“REITs”) that may be purchased by a Fund include equity REITs, which own real estate directly, mortgage REITs, which make construction, development, or long-term mortgage loans, and hybrid REITs, which share characteristics of equity REITs and mortgage REITs. Equity REITs will be affected by, among other things, changes in the value of the underlying property owned by the REITs, while mortgage REITs will be affected by, among other things, the value of the properties to which they have extended credit. REITs are dependent upon the skill of each REIT’s management.
A Fund could, under certain circumstances, own real estate directly as a result of a default on debt securities it owns or from an in-kind distribution of real estate from a REIT. Risks associated with such ownership could include potential liabilities under environmental laws and the costs of other regulatory compliance. If a Fund has rental income or income from the direct disposition of real property, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company and thus its ability to avoid taxation on its income and gains distributed to its shareholders. REITs are also subject to substantial cash flow dependency, defaults by borrowers, self-liquidation, and the risk of failing to qualify for favorable tax treatment under the Code and/or to maintain exempt status under the 1940 Act. If a Fund invests in REITs, investors would bear not only a proportionate share of the expenses of that Fund, but also, indirectly, expenses of the REITs.
Repurchase Agreements
A repurchase agreement is a contract under which a Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund’s cost plus interest). Repurchase agreements may also be viewed as loans made by a Fund which are collateralized by the securities subject to repurchase. The investment adviser or subadviser will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller’s estate. There is no limit on the Funds’ investment in repurchase agreements.
Restricted Securities
Restricted securities are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a Fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.
Reverse Repurchase Agreements and Treasury Rolls
A Fund may enter into reverse repurchase agreements or Treasury rolls with banks and broker-dealers to enhance return. Reverse repurchase agreements involve sales by a Fund of portfolio securities concurrently with an agreement by
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the Fund to repurchase the same securities at a later date at a fixed price (typically equal to the original sale price plus interest). During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on the securities and also has the opportunity to earn a return on the purchase price received by it from the counterparty. Similarly, in a Treasury roll transaction, a Fund sells a Treasury security and simultaneously enters into an agreement to repurchase the security from the buyer at a later date, at the original sale price plus interest. The repurchase price is typically adjusted to provide the Fund the economic benefit of any interest that accrued on the Treasury security during the term of the transaction. The Fund may use the purchase price received by it to earn additional return during the term of the Treasury roll transaction. Reverse repurchase agreements and Treasury rolls are similar to a secured borrowing of a Fund and generally create investment leverage. A Fund might lose money both on the security subject to the reverse repurchase agreement and on the investments it makes with the proceeds of the reverse repurchase agreement. If the counterparty in such a transaction files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds from the sale of its securities may be restricted or forfeited, and the counterparty may fail to return/resell the securities in question to the Fund. A Fund may enter into reverse repurchase agreements or Treasury rolls without limit up to the amount permitted under applicable law.
Securities Lending
A Fund may lend its portfolio securities. The Fund expects that, in connection with any securities loan: (1) the loan will be secured continuously by collateral consisting of U.S. Government securities, cash, or cash equivalents adjusted daily to have market value at least equal to the current market value of the securities loaned; (2) the Fund will have the right at any time on reasonable notice to call the loan and regain the securities loaned; (3) the Fund will receive an amount equal to any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities the Fund has loaned will not at any time exceed one-third (or such other lower limit as the Board may establish) of the total assets of the Fund. The risks in lending portfolio securities, as with other extensions of credit, include a possible delay in recovering the loaned securities or a possible loss of rights in the collateral should the borrower fail financially. Regulations adopted by global prudential regulators that are now in effect require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many securities lending agreements, terms that delay or restrict the rights of counterparties, such as the Funds, to terminate such agreements, foreclose upon collateral, exercise other default rights, or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. It is possible that these new requirements, as well as potential additional government regulation and other developments in the market, could adversely affect a Fund’s ability to terminate existing securities lending agreements or to realize amounts to be received under such agreements. Voting rights or rights to consent with respect to the loaned securities pass to the borrower, although a Fund would retain the right to call the loans at any time on reasonable notice, and may do so in order that the securities may be voted in an appropriate case.
A Fund’s securities loans will be made by a third-party agent appointed by the Fund, although the agent is only permitted to make loans to borrowers previously approved by the Fund’s Board. Any cash collateral securing a loan of securities by a Fund will typically be invested by the agent. The investment of the collateral will be at the risk and for the account of the Fund. The earnings on the investment of collateral will be split between the Fund and the agent; as a result, the agent may have an incentive to invest the collateral in riskier investments than if it were not to share in the earnings. It is possible that any loss on the investment of collateral for a securities loan will exceed (potentially by a substantial amount) the Fund’s earnings on the loan.
Short Sales
A short sale is a transaction in which a fund sells a security it does not own in anticipation that the market price of that security will decline. When a fund makes a short sale on a security, it must borrow the security sold short and deliver it to a broker dealer through which it made the short sale as collateral for its obligation to deliver the security upon the conclusion of the sale. A fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities. If the price of the security sold short increases between the time of the short sale and the time a fund replaces the borrowed security, a fund will incur a loss, which could be unlimited, in cases where a fund is unable for whatever reason to close out its short position; conversely, if the price declines, a fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely impacted by imperfect correlation between movements in the price of the security sold short and the securities being hedged.
Selling short “against-the-box” refers to the sale of securities actually owned by the seller but held in safekeeping. In such short sales, while the short position is open, a fund must own an equal amount of such securities, or by virtue of
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ownership of securities have the right, without payment of further consideration, to obtain an equal amount of securities sold short. Short sales against-the-box generally produce current recognition of gain (but not loss) for federal income tax purposes on the constructive sale of securities “in the box” prior to the time the short position is closed out.
Trade Claims
A Fund may purchase trade claims and other obligations of, or claims against, companies in bankruptcy proceedings. Trade claims are claims for payment by vendors and suppliers for products and services previously furnished to the companies in question. Other claims may include, for example, claims for payment under financial or derivatives obligations. Trade claims may be purchased directly from the creditor or through brokers or from dealers, and are typically purchased at a significant discount from their face amounts. There is no guarantee that a debtor will ever be able to satisfy its obligations on such claims. Trade claims are subject to the risks associated with low-quality and distressed obligations.
Trust Preferred Securities
Trust preferred securities are typically issued by corporations, generally in the form of interest bearing notes with preferred securities characteristics, or by an affiliated trust, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. Trust preferred securities may pay interest at either fixed or adjustable rates. Trust preferred securities may be issued with a final maturity date, or may be perpetual.
Trust preferred securities are typically junior and fully subordinated liabilities of an issuer and benefit from a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, trust preferred securities typically permit an issuer to defer the payment of income for five years or more without triggering an event of default. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the trust preferred securities have not been made), these trust preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors.
Many trust preferred securities are issued by trusts or other special purpose entities established by operating companies and are not a direct obligation of an operating company. At the time the trust or special purpose entity sells such preferred securities to investors, it purchases debt of the operating company (with terms comparable to those of the trust or special purpose entity securities). The trust or special purpose entity is generally required to be treated as transparent for Federal income tax purposes, and the holders of the trust preferred securities are treated for tax purposes as owning beneficial interests in the underlying debt of the operating company. Accordingly, payments on the trust preferred securities are treated as interest rather than dividends for Federal income tax purposes. The trust or special purpose entity in turn would be a holder of the operating company’s debt and would typically be subordinated to other classes of the operating company’s debt.
U.S. Government Securities
The Funds may invest in U.S. Government securities. These include obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities. Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself  (as with FNMA notes). In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment. Such agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. U.S. Government securities are subject to interest rate risk, and, in some cases, may be subject to credit risk. Although FHLMC and FNMA are now under conservatorship by the Federal Housing Finance Agency, and are benefiting from a liquidity backstop of the U.S. Treasury, no assurance can be given that these initiatives will be successful. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.
Utility Industries
Risks that are intrinsic to the utility industries include difficulty in obtaining an adequate return on invested capital, difficulty in financing large construction programs during an inflationary period, restrictions on operations and increased cost and delays attributable to environmental considerations and regulation, difficulty in raising capital in adequate
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amounts on reasonable terms in periods of high inflation and unsettled capital markets, technological innovations that may render existing plants, equipment, or products obsolete, the potential impact of natural or man-made disasters, increased costs and reduced availability of certain types of fuel, occasionally reduced availability and high costs of natural gas for resale, the effects of energy conservation, the effects of a national energy policy and lengthy delays and greatly increased costs and other problems associated with the design, construction, licensing, regulation, and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials and the disposal of radioactive wastes. There are substantial differences among the regulatory practices and policies of various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. There is no assurance that regulatory authorities will, in the future, grant rate increases or that such increases will be adequate to permit the payment of dividends on common stocks issued by a utility company. Additionally, existing and possible future regulatory legislation may make it even more difficult for utilities to obtain adequate relief. Certain of the issuers of securities held in the Fund’s portfolio may own or operate nuclear generating facilities. Governmental authorities may from time to time review existing policies and impose additional requirements governing the licensing, construction and operation of nuclear power plants. Prolonged changes in climatic conditions can also have a significant impact on both the revenues of an electric and gas utility as well as the expenses of a utility, particularly a hydro-based electric utility.
Utility companies in the United States and in foreign countries are generally subject to regulation. In the United States, most utility companies are regulated by state and/or federal authorities. Such regulation is intended to ensure appropriate standards of service and adequate capacity to meet public demand. Generally, prices are also regulated in the United States and in foreign countries with the intention of protecting the public while ensuring that the rate of return earned by utility companies is sufficient to allow them to attract capital in order to grow and continue to provide appropriate services. There can be no assurance that such pricing policies or rates of return will continue in the future.
The nature of regulation of the utility industries continues to evolve both in the United States and in foreign countries. In recent years, changes in regulation in the United States increasingly have allowed utility companies to provide services and products outside their traditional geographic areas and lines of business, creating new areas of competition within the industries. In some instances, utility companies are operating on an unregulated basis. Because of trends toward deregulation and the evolution of independent power producers as well as new entrants to the field of telecommunications, non-regulated providers of utility services have become a significant part of their respective industries. The investment adviser or subadviser believes that the emergence of competition and deregulation will result in certain utility companies being able to earn more than their traditional regulated rates of return, while others may be forced to defend their core business from increased competition and may be less profitable. Reduced profitability, as well as new uses of funds (such as for expansion, operations, or stock buybacks) could result in cuts in dividend payout rates. The investment adviser or subadviser seeks to take advantage of favorable investment opportunities that may arise from these structural changes. Of course, there can be no assurance that favorable developments will occur in the future.
Foreign utility companies are also subject to regulation, although such regulations may or may not be comparable to those in the United States. Foreign utility companies may be more heavily regulated by their respective governments than utilities in the United States and, as in the United States, generally are required to seek government approval for rate increases. In addition, many foreign utilities use fuels that may cause more pollution than those used in the United States, which may require such utilities to invest in pollution control equipment to meet any proposed pollution restrictions. Foreign regulatory systems vary from country to country and may evolve in ways different from regulation in the United States.
A Fund’s investment policies are designed to enable it to capitalize on evolving investment opportunities throughout the world. For example, the rapid growth of certain foreign economies will necessitate expansion of capacity in the utility industries in those countries. Although many foreign utility companies currently are government-owned, thereby limiting current investment opportunities for a Fund, the investment adviser or subadviser believes that, in order to attract significant capital for growth, foreign governments are likely to seek global investors through the privatization of their utility industries. Privatization, which refers to the trend toward investor ownership of assets rather than government ownership, is expected to occur in newer, faster-growing economies and in mature economies. Of course, there is no assurance that such favorable developments will occur or that investment opportunities in foreign markets will increase.
The revenues of domestic and foreign utility companies generally reflect the economic growth and development in the geographic areas in which they do business. The investment adviser or subadviser will take into account anticipated economic growth rates and other economic developments when selecting securities of utility companies.
Zero-Coupon, Step Coupon and Pay-In-Kind Securities
Other debt securities in which the Funds may invest include zero coupon, step coupon, and pay-in-kind instruments. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic
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payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security, and the perceived credit quality of the issue. Pay-in-kind securities are debt or preferred stock securities that require or permit payment of interest in the form of additional securities. Payment-in-kind securities allow the issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater risk than securities that pay interest currently or in cash.
Current federal income tax law requires holders of zero coupon and step coupon securities to report the portion of the original issue discount on such securities that accrues during a given year as interest income, even though holders receive no cash payments of interest during the year. In order to qualify as a regulated investment company under the Code, a Fund must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because a Fund will not receive cash payments on a current basis in respect of accrued original issue discount on zero coupon or step coupon bonds during the period before interest payments begin, and may not receive cash payments on payment-in-kind securities until maturity or redemption, in some years that Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. A Fund might obtain such cash from selling other portfolio holdings which might cause a Fund to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the assets to which Fund expenses could be allocated and to reduce the rate of return for a Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a Fund to sell the securities at the time.
Generally, the market prices of zero coupon, step coupon, and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities.
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DISCLOSURE OF PORTFOLIO HOLDINGS
The Trustees of the Funds, including a majority of Trustees who are not “interested persons” of the Funds (as defined in the 1940 Act), have adopted policies and procedures with respect to the disclosure of the Funds’ portfolio holdings. These policies and procedures generally provide that no disclosure of portfolio holdings information may be made unless publicly disclosed as described below or made as part of the daily investment activities of the Funds to the Funds’ investment adviser, subadviser(s), as applicable, or any of their affiliates who provide services to the Funds, which by explicit agreement or by virtue of their respective duties to the Funds, are required to maintain confidentiality of the information disclosed. Certain limited exceptions pursuant to the Funds’ policies and procedures are described below. The Funds’ portfolio holdings information may not be disseminated for compensation. Any exceptions to the Funds’ policies and procedures may be made only if approved in writing by the Funds’ Principal Executive Officer and the Funds’ Chief Compliance Officer as being in the best interests of the relevant Fund, and then only if the recipients are subject to a written confidentiality agreement specifying that the relevant Fund’s portfolio holdings information is the confidential property of the Fund and may not be used for any purpose except in connection with the provision of services to the Fund and, in particular, that such information may not be traded upon. Any such exceptions must be reported to the Funds’ Board at its next regularly scheduled meeting. It was determined that these policies and procedures are reasonably designed to ensure that disclosure of portfolio holdings information is in the best interests of a Fund’s shareholders and appropriately address the potential for conflicts between the interests of a Fund’s shareholders, on the one hand, and those of MML Advisers or any affiliated person of the Fund or MML Advisers on the other.
Acting pursuant to the policies and procedures adopted by the Trustees of the Funds, the Funds’ investment adviser and subadviser(s), as applicable, are primarily responsible for compliance with these policies and procedures, which includes maintaining such internal informational barriers (e.g., “Chinese walls”) as each believes are reasonably necessary for preventing the unauthorized disclosure of portfolio holdings information. Pursuant to Rule 38a-1 under the 1940 Act, the Trustees will periodically (as needed, but at least annually) receive reports from the Funds’ Chief Compliance Officer regarding the operation of these policies and procedures, including a confirmation by the Chief Compliance Officer that the investment adviser’s and the subadviser(’s/s’), as applicable, policies, procedures, and/or processes are reasonably designed to comply with the Funds’ policies and procedures in this regard.
Public Disclosures
The Funds’ portfolio holdings are currently disclosed to the public through required filings with the SEC and as described below. The Funds file their portfolio holdings with the SEC as of the end of the second and fourth quarters of the Funds’ fiscal year on Form N-CSR (with respect to each semiannual period and annual period) no later than 70 days after the end of the applicable quarter. In addition, monthly reports of all of the Funds’ portfolio holdings are filed quarterly with the SEC on Form N-PORT no later than 60 days after the end of each quarter of the Funds’ fiscal year, and the monthly report for the third month of each quarter will be made publicly available by the SEC upon filing. Shareholders may obtain the Funds’ Form N-CSR and N-PORT filings on the SEC’s website at http://www.sec.gov. The Funds’ annual and semiannual reports are also mailed to shareholders after the end of the applicable quarter.
The Funds’ most recent portfolio holdings as of the end of each quarter are available on http://www.massmutual.com/funds no earlier than 15 calendar days after the end of each quarter. Because such information is updated quarterly, it will generally be available for viewing for approximately three months after the posting.
A Fund’s portfolio holdings may also be made available on http://www.massmutual.com/funds at other times as approved in writing by the Funds’ Principal Executive Officer and the Funds’ Chief Compliance Officer as being in the best interests of the relevant Fund.
Other Disclosures
Acting pursuant to the policies and procedures adopted by the Trustees of the Funds, and to the extent permitted under the 1933 and 1940 Acts, the Funds, the Funds’ investment adviser, and the Funds’ subadviser(s), as applicable, may distribute (or authorize the Funds’ custodian to distribute) information regarding the Funds’ portfolio holdings more frequently than as provided to the public on a confidential basis to various service providers and others who require such information in order to fulfill their contractual duties with respect to the routine investment activities or operations of the Funds. Such service providers or others must, by explicit agreement or by virtue of their respective duties to the Funds, be required to maintain confidentiality of the information disclosed. These service providers include, but are not limited to, the Funds’ custodian (State Street Bank and Trust Company (“State Street”)), the Funds’ sub-administrators (State Street and MassMutual), the Funds’ independent registered public accounting firm (Deloitte & Touche LLP), filing agents, legal
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counsel (Ropes & Gray LLP), financial printer (Toppan Merrill, LLC), portfolio liquidity classification vendors, any proxy voting service employed by the Funds, MML Advisers or any of the Funds’ subadviser(s), as applicable, providers of portfolio analysis tools, any pricing services employed by the Funds, and providers of transition management services. The Funds or the Funds’ investment adviser may also periodically provide non-public information about their portfolio holdings to rating and ranking organizations, such as Lipper Inc. and Morningstar Inc., in connection with those firms’ research on and classification of the Funds and in order to gather information about how the Funds’ attributes (such as volatility, turnover, and expenses) compared with those of peer funds.
The Funds, the Funds’ investment adviser, or the Funds’ subadviser(s), as applicable, may distribute (or authorize the Funds’ custodian to distribute) information regarding the Funds’ portfolio holdings more frequently than as provided to the public on a confidential basis to various service providers and others who require such information in order to fulfill non-routine legitimate business activities related to the management, investment activities, or operations of the Funds. Such disclosures may be made only if  (i) the recipients of such information are subject to a written confidentiality agreement specifying that the Funds’ portfolio holdings information is the confidential property of the Funds and may not be used for any purpose except in connection with the provision of services to the Funds and, in particular, that such information may not be traded upon; and (ii) if the Funds’ Chief Compliance Officer (or a person designated by the Chief Compliance Officer) determines that, under the circumstances, disclosure is in the best interests of the relevant Fund’s shareholders. The information distributed is limited to the information that the Funds, MML Advisers, or the relevant subadviser(s), as applicable, believes is reasonably necessary in connection with the services provided by the recipient receiving the information.
INVESTMENT RESTRICTIONS OF THE FUNDS
FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS
The following is a description of certain fundamental restrictions on investments of the Funds which may not be changed without a vote of a majority of the outstanding shares of the applicable Fund. Investment restrictions that appear below or elsewhere in this SAI and in the Prospectus which involve a maximum percentage of securities or assets shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, a Fund. Each Fund may not:
(1)
with the exception of the MM Select T. Rowe Price Bond Asset Fund and MM Select T. Rowe Price Emerging Markets Bond Fund, purchase securities (other than securities issued, guaranteed or sponsored by the U.S. Government or its agencies or instrumentalities or securities issued by investment companies) of any one issuer if, as a result, more than 5% of a Fund’s total assets would be invested in the securities of such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the Fund’s total assets may be invested without regard to these limitations.

(2)
purchase commodities or commodity contracts, except that a Fund may enter into futures contracts, options, options on futures, and other financial or commodity transactions to the extent consistent with applicable law and the Fund’s Prospectus and SAI at the time.

(3)
purchase or sell real estate except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments. (This restriction does not prohibit a Fund from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.)

(4)
participate in the underwriting of securities, except to the extent that a Fund may be deemed an underwriter under federal securities laws by reason of acquisitions or distributions of portfolio securities (e.g., investments in restricted securities and instruments subject to such limits as imposed by the Board and/or law).

(5)
make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities.

(6)
borrow money or issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities.

(7)
concentrate its investments in any one industry, as determined by the Board, and in this connection a Fund

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will not acquire securities of companies in any one industry if, immediately after giving effect to any such acquisition, 25% or more of the value of the total assets of the Fund would be invested in such industry, with the following exceptions:
(a)
There is no limitation for securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

(b)
There is no limitation for securities issued by other investment companies.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS
In addition to the investment restrictions adopted as fundamental policies set forth above, the Funds operate with certain non-fundamental policies that may be changed by a vote of a majority of the Board members at any time.
In accordance with such policies, each Fund may not:
(1)
to the extent required by applicable law at the time, purchase additional securities when its borrowings, less amounts receivable on sales of portfolio securities, exceed 5% of its total assets.

(2)
sell securities short (except the MM Select T. Rowe Price Bond Asset Fund and the MM Select T. Rowe Price U.S. Treasury Long-Term Fund may sell securities short for hedging purposes), but reserves the right to sell securities short against the box.

(3)
invest more than 15% of its net assets in illiquid securities. This restriction does not limit the purchase of securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the 1933 Act, provided that such securities are determined to be liquid by MML Advisers or the subadviser pursuant to Board approved guidelines.

(4)
to the extent that shares of the Fund are purchased or otherwise acquired by other series of the Trust, acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

With respect to limitation (3) above, if there is a lack of trading interest in particular Rule 144A securities, a Fund’s holdings of those securities may be illiquid, resulting in the possibility of undesirable delays in selling these securities at prices representing fair value. If, through a change in values, net assets, or other circumstances, the Fund were in a position where more than 15% of its net assets was invested in illiquid securities, it would take appropriate orderly steps, as deemed necessary, to protect liquidity.
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MANAGEMENT OF THE TRUST
The Trust has a Board comprised of eight Trustees, a majority of which are not “interested persons” (as defined in the 1940 Act) of the Trust. The Board is generally responsible for the management and oversight of the business and affairs of the Trust. The Trustees formulate the general policies of the Trust and the Funds, approve contracts, and authorize Trust officers to carry out the decisions of the Board. To assist them in this role, the Trustees who are not “interested persons” of the Trust (“Independent Trustees”) have retained independent legal counsel. As investment adviser and subadvisers to the Funds, respectively, MML Advisers and J.P. Morgan and T. Rowe Price may be considered part of the management of the Trust. The Trustees and principal officers of the Trust are listed below together with information on their positions with the Trust, address, and year of birth, as well as their principal occupations and other principal business affiliations during at least the past five years.
The Board has appointed an Independent Trustee Chairperson of the Trust. The Chairperson presides at Board meetings and may call a Board or committee meeting when he deems it necessary. The Chairperson participates in the preparation of Board meeting agendas and may generally facilitate communications among the Trustees, and between the Trustees and the Trust’s management, officers, and independent legal counsel, between meetings. The Chairperson may also perform such other functions as may be requested by the Board from time to time. The Board has established the three standing committees described below, and may form working groups or ad hoc committees as needed.
The Board believes this leadership structure is appropriate because it allows the Board to exercise informed and independent judgment, and allocates areas of responsibility among committees or working groups of Trustees and the full Board in a manner that enhances effective oversight. The Board also believes that having a majority of Independent Trustees is appropriate and in the best interest of the Funds’ shareholders. However, in the Board’s opinion, having interested persons serve as Trustees brings both corporate and financial viewpoints that are significant elements in its decision-making process. The Board reviews its leadership structure at least annually and may make changes to it at any time, including in response to changes in the characteristics or circumstances of the Trust.
Independent Trustees
Allan W. Blair 100 Bright Meadow Blvd. Enfield, CT 06082-1981 Year of birth: 1948 Trustee of the Trust since 2003 Trustee of 109 portfolios in fund complex	Trustee of the Trust
Retired; President and Chief Executive Officer (1996-2014), Economic Development Council of Western Massachusetts (non-profit development company); President and Chief Executive Officer (1984-2014), Westover Metropolitan Development Corporation (quasi-public development company); Trustee (since 2003), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company); Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company).
Nabil N. El-Hage 100 Bright Meadow Blvd. Enfield, CT 06082-1981 Year of birth: 1958 Trustee of the Trust since 2012 Trustee of 109 portfolios in fund complex	Trustee of the Trust
Founder and CEO (since 2018), AEE International LLC (a Puerto Rico LLC); Founder and sole member (2016-2018), PR Academy of Executive Education LLC (a Puerto Rico LLC); Chairman (2011-2016), Academy of Executive Education, LLC (a Massachusetts LLC); Director (2011-2015), Argo Group International Holdings, Ltd. (underwriter of specialty insurance and reinsurance products); Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2003), Chairman (2006-2012), MassMutual Premier Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), Chairman (2006-2012), MML Series Investment Fund II (open-end investment company).
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Maria D. Furman 100 Bright Meadow Blvd. Enfield, CT 06082-1981 Year of birth: 1954 Trustee of the Trust since 2012 Trustee of 109 portfolios in fund complex	Trustee of the Trust
Retired; Trustee (since 2011), GMO Series Trust (open-end investment company); Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company).
R. Alan Hunter, Jr. 100 Bright Meadow Blvd. Enfield, CT 06082-1981 Year of birth: 1946 Chairperson of the Trust since 2016 Trustee of the Trust since 2003 Trustee of 109 portfolios in fund complex	Chairperson and Trustee of the Trust
Retired; Director (2007-2018), Actuant Corporation (diversified industrial company); Chairperson (since 2016), Trustee (since 2003), MassMutual Select Funds (open-end investment company); Chairperson (since 2016), Trustee (since 2012), MassMutual Premier Funds (open-end investment company); Chairperson (since 2016), Trustee (since 2003), MML Series Investment Fund (open-end investment company); Chairperson (since 2016), Trustee (since 2012), MML Series Investment Fund II (open-end investment company).
C. Ann Merrifield 100 Bright Meadow Blvd. Enfield, CT 06082-1981 Year of birth: 1951 Trustee of the Trust since 2012 Trustee of 109 portfolios in fund complex	Trustee of the Trust
Retired; President and Chief Executive Officer (2012-2014), PathoGenetix (genomics company); Director (2015-2018), Juniper Pharmaceuticals Inc. (specialty pharmaceutical company); Director (since 2014), Flexion Therapeutics (specialty pharmaceutical company); Chairperson (2017-2018), Director (since 2014), InVivo Therapeutics (research and clinical-stage biomaterials and biotechnology company); Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company).
Susan B. Sweeney 100 Bright Meadow Blvd. Enfield, CT 06082-1981 Year of birth: 1952 Trustee of the Trust since 2009 Trustee of 111 portfolios in fund complex[1]	Trustee of the Trust
Retired; Senior Vice President and Chief Investment Officer (2010-2014), Selective Insurance Group (property and casualty company); Trustee (since 2012), Barings Corporate Investors (closed-end investment company); Trustee (since 2012), Barings Participation Investors (closed-end investment company); Trustee (since 2009), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company); Trustee (since 2009), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company).

1
Barings Participation Investors and Barings Corporate Investors are deemed to be a part of the Fund Complex, because they are managed by Barings LLC, an affiliate of MML Advisers.

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Interested Trustees
Teresa A. Hassara[2] 100 Bright Meadow Blvd. Enfield, CT 06082-1981 Year of birth: 1962 Trustee of the Trust since 2017 Trustee of 109 portfolios in fund complex	Trustee of the Trust
Director (since 2017), MML Advisers; Head of Workplace Solutions (since 2017), MassMutual; President of Institutional Retirement (2009-2016), TIAA-CREF; Trustee (since 2017), MassMutual Select Funds (open-end investment company); Trustee (since 2017), MassMutual Premier Funds (open-end investment company); Trustee (since 2017), MML Series Investment Fund (open-end investment company); Trustee (since 2017), MML Series Investment Fund II (open-end investment company).
Robert E. Joyal[3] 100 Bright Meadow Blvd. Enfield, CT 06082-1981 Year of birth: 1945 Trustee of the Trust since 2003 Trustee of 111 portfolios in fund complex[4]	Trustee of the Trust
Retired; Director (since 2018), Jefferies Financial Group Inc. (holding company); Director (2013-2018), Leucadia National Corporation (holding company); Director (2012-2017), Ormat Technologies, Inc. (provider of alternative energy technology); Director (2006-2014), Jefferies Group LLC (investment bank); Trustee (since 2003), Barings Corporate Investors (closed-end investment company); Trustee (since 2003), Barings Participation Investors (closed-end investment company); Trustee (since 2003), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company); Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company).
Principal Officers
Joseph Fallon 100 Bright Meadow Blvd. Enfield, CT 06082-1981 Year of birth: 1975 Officer of the Trust since 2015 Officer of 109 portfolios in fund complex	Vice President of the Trust
Investment Director (since 2014), MML Advisers; Head of Investment Consulting & Strategy (since 2017), Investment Director (2006-2017), MassMutual; Vice President (since 2017), Assistant Vice President (2015-2017), MassMutual Select Funds (open-end investment company); Vice President (since 2017), Assistant Vice President (2015-2017), MassMutual Premier Funds (open-end investment company); Vice President (since 2017), Assistant Vice President (2015-2017), MML Series Investment Fund (open-end investment company); Vice President (since 2017), Assistant Vice President (2015-2017), MML Series Investment Fund II (open-end investment company).

2
Ms. Hassara is an “Interested Person,” as that term is defined in the 1940 Act, as an employee of MassMutual.
3
Mr. Joyal is an Interested Person through his position as a director of Jefferies Financial Group Inc., which controls Jefferies Group LLC, a broker-dealer that may execute portfolio transactions and/or engage in principal transactions with the Funds, other investment companies advised by MML Advisers or holding themselves out to investors as related companies for purposes of investment or investor services, or any other advisory accounts over which MML Advisers has brokerage placement discretion.

4
Barings Participation Investors and Barings Corporate Investors are deemed to be a part of the Fund Complex, because they are managed by Barings LLC, an affiliate of MML Advisers.

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Andrew M. Goldberg 100 Bright Meadow Blvd. Enfield, CT 06082-1981 Year of birth: 1966 Officer of the Trust since 2001 Officer of 109 portfolios in fund complex	Vice President, Secretary, and Chief Legal Officer of the Trust
Lead Counsel, Investment Adviser & Mutual Funds (since 2018), Assistant Vice President and Counsel (2004-2018), MassMutual; Secretary (since 2015), Assistant Secretary (2013-2015), MML Advisers; Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MassMutual Select Funds (open-end investment company); Vice President, Secretary (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2004-2008), MassMutual Premier Funds (open-end investment company); Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MML Series Investment Fund (open-end investment company); Vice President, Secretary (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2005-2008), MML Series Investment Fund II (open-end investment company).
Renee Hitchcock 100 Bright Meadow Blvd. Enfield, CT 06082-1981 Year of birth: 1970 Officer of the Trust since 2007 Officer of 109 portfolios in fund complex	Chief Financial Officer and Treasurer of the Trust
Head of Mutual Fund Administration (since 2018), Assistant Vice President (2015-2018), Director (2007-2015), MassMutual; Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MassMutual Select Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MassMutual Premier Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MML Series Investment Fund (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MML Series Investment Fund II (open-end investment company).
Jill Nareau Robert 100 Bright Meadow Blvd. Enfield, CT 06082-1981 Year of birth: 1972 Officer of the Trust since 2008 Officer of 109 portfolios in fund complex	Vice President and Assistant Secretary of the Trust
Lead Counsel, Investment Adviser & Mutual Funds (since 2018), Assistant Vice President and Counsel (2009-2018), MassMutual; Assistant Secretary (since 2015), MML Advisers; Vice President and Assistant Secretary (since 2017), Assistant Secretary (2008-2017), MassMutual Select Funds (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (formerly known as “Assistant Clerk”) (2008-2017), MassMutual Premier Funds (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (2008-2017), MML Series Investment Fund (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (formerly known as “Assistant Clerk”) (2008-2017), MML Series Investment Fund II (open-end investment company).
Douglas Steele 100 Bright Meadow Blvd. Enfield, CT 06082-1981 Year of birth: 1975 Officer of the Trust since 2016 Officer of 109 portfolios in fund complex	Vice President of the Trust
Vice President and Head of Investment Management (since 2017), Head of Investment Due Diligence (2016-2017), MML Advisers; Head of Investment Management (since 2017), Assistant Vice President (2013-2017), MassMutual; Vice President (since 2016), MassMutual Select Funds (open-end investment company); Vice President (since 2016), MassMutual Premier Funds (open-end investment company); Vice President (since 2016), MML Series Investment Fund (open-end investment company); Vice President (since 2016), MML Series Investment Fund II (open-end investment company).
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Philip S. Wellman 100 Bright Meadow Blvd. Enfield, CT 06082-1981 Year of birth: 1964 Officer of the Trust since 2007 Officer of 109 portfolios in fund complex	Vice President and Chief Compliance Officer of the Trust
Vice President and Chief Compliance Officer (since 2013), MML Advisers; Head of Mutual Funds & RIA Compliance (since 2018), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds) (2014-2018), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds and Investment Advisory) (2008-2014), MassMutual; Vice President and Chief Compliance Officer (since 2007), MassMutual Select Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MassMutual Premier Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund II (open-end investment company).
Eric H. Wietsma 100 Bright Meadow Blvd. Enfield, CT 06082-1981 Year of birth:1966 Officer of the Trust since 2006 Officer of 109 portfolios in fund complex	President of the Trust
President (2013-2018, since 2019), Vice President (2018-2019), Director (since 2013), MML Advisers; Head of Workplace Operations (since 2018), Senior Vice President (2010-2018), MassMutual; President (since 2008), Vice President (2006-2008), MassMutual Select Funds (open-end investment company); President (since 2008), Vice President (2006-2008), MassMutual Premier Funds (open-end investment company); President (since 2019), Vice President (2006-2019), MML Series Investment Fund (open-end investment company); President (since 2019), Vice President (2006-2019), MML Series Investment Fund II (open-end investment company).
Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns, or is removed. Notwithstanding the foregoing, unless the Trustees determine that it is desirable and in the best interest of the Trust that an exception to the retirement policy of the Trust be made, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-five years, however, with the exception of Mr. Robert E. Joyal, an interested Trustee of the Trust shall no longer serve as a Trustee if or when they are no longer an employee of MassMutual or an affiliate.
The Chairperson is elected to hold such office for a term of three years or until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she retires, dies, resigns, is removed, or becomes disqualified.
The President, Treasurer, and Secretary and such other officers as the Trustees may in their discretion from time to time elect are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed, or becomes disqualified.
Each officer and the Chairperson shall hold office at the pleasure of the Trustees.
Additional Information About the Trustees
In addition to the information set forth above, the following specific experience, qualifications, attributes, and skills apply to each Trustee. Each Trustee was appointed to serve on the Board based on his or her overall experience and the Board did not identify any specific qualification as all-important or controlling. The information in this section should not be understood to mean that any of the Trustees is an “expert” within the meaning of the federal securities laws.
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Allan W. Blair — As a former trustee and audit and compliance committee member of a large healthcare system, Mr. Blair has experience with financial, regulatory, and operational issues. He also has served as CEO of several non-profit organizations for over 30 years. Mr. Blair holds a BA from the University of Massachusetts at Amherst and a JD from Western New England College School of Law.
Nabil N. El-Hage — As a former CEO or CFO of various public and private companies, Mr. El-Hage has experience with financial, regulatory, and operational issues. He has also taught corporate finance at the graduate level, and has served as a director for more than a dozen public and private companies and as an associate at a venture capital firm. Mr. El-Hage holds a BS in Electronic Engineering from Yale University and an MBA with high distinction from Harvard University.
Maria D. Furman — As a trustee and chairperson or member of the audit and investment committees of various educational organizations, Ms. Furman has experience with financial, regulatory, and operational issues. She also has served as an audit and investment committee member and a director, treasurer, and investment committee chair for environmental, educational, and healthcare organizations. Ms. Furman is a CFA charterholder and holds a BA from the University of Massachusetts at Dartmouth.
Teresa A. Hassara — As an executive of financial services companies with over 30 years of experience, Ms. Hassara’s deep industry expertise includes executive roles encompassing all aspects of relationship management and service delivery, as well as in strategy and planning, product and services management, customer loyalty analytics, and participant education and advisory solutions for clients in both the public and private sectors. Ms. Hassara has spent the majority of that time with three companies: Bankers Trust, Fidelity Investments, and, most recently, TIAA-CREF, where she led the company’s Institutional Retirement business serving more than 16,000 higher education, state government, and other nonprofit organizations. Ms. Hassara has FINRA Series 6, 24, 26, and 63 registrations and holds a BA from Vanderbilt University and an MBA from The Wharton School.
R. Alan Hunter, Jr. — As the former chairman of the board of non-profit organizations and a current director of a publicly traded company, Mr. Hunter has experience with financial, regulatory, and operational issues. He also held executive positions with a manufacturing company. Mr. Hunter holds a BA from Dickinson College and an MBA from the University of Pennsylvania.
Robert E. Joyal — As a director of several publicly traded companies, a trustee of various investment companies, and a former executive of an investment management company, Mr. Joyal has experience with financial, regulatory, and operational issues. Mr. Joyal is a Chartered Financial Analyst. He holds a BA from St. Michael’s College and an MBA from Western New England College.
C. Ann Merrifield — As a trustee of a healthcare organization, former biotechnology executive, former partner of a consulting firm, and investment officer at a large insurance company, Ms. Merrifield has experience with financial, regulatory, and operational issues. She also has served as an audit committee member for a manufacturing company and currently serves as such for a public life sciences company. Ms. Merrifield holds a BA and M. Ed. from the University of Maine and an MBA from Amos Tuck School of Business Administration at Dartmouth College.
Susan B. Sweeney — As an executive of a financial services company with over 30 years of financial services experience, Ms. Sweeney has experience with financial, regulatory, and operational issues. Ms. Sweeney holds a BS in Business Studies from Connecticut Board for State Academic Awards, an MBA from Harvard Business School, and a Doctor of Humane Letters from Charter Oak State College.
Board Committees and Meetings
The full Board met five times during the fiscal year ended September 30, 2019.
Audit Committee.   The Trust has an Audit Committee, consisting of Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust. The Audit Committee, whose members are Messrs. Blair and El-Hage and Msses. Furman, Merrifield, and Sweeney, oversees the Trust’s accounting and financial reporting policies and practices, its internal controls, and internal controls of certain service providers; oversees the quality and objectivity of the Trust’s financial statements and the independent audit thereof; evaluates the independence of the Trust’s independent registered public accounting firm; evaluates the overall performance and compensation of the Chief Compliance Officer; acts as liaison between the Trust’s independent registered public accounting firm and the full Board; and provides immediate access for the Trust’s independent registered public accounting firm to report any special matters they believe should be brought to the attention of the full Board. During the fiscal year ended September 30, 2019, the Audit Committee met four times.
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Nominating and Governance Committee.   The Trust has a Nominating and Governance Committee, consisting of each Trustee who is not an “interested person” of the Trust. The Nominating and Governance Committee meets at least twice per calendar year. During the fiscal year ended September 30, 2019, the Nominating and Governance Committee met twice. The Nominating and Governance Committee (a) identifies, and evaluates the qualifications of, individuals to become independent members of the Funds’ Board in the event that a position currently filled by an Independent Trustee is vacated or created; (b) nominates Independent Trustee nominees for election or appointment to the Board; (c) sets any necessary standards or qualifications for service on the Board; (d) recommends periodically to the full Board an Independent Trustee to serve as Chairperson; (e) evaluates at least annually the independence and overall performance of counsel to the Independent Trustees; (f) annually reviews the compensation of the Independent Trustees; and (g) oversees board governance issues including, but not limited to, (i) evaluating the board and committee structure and the performance of Trustees, (ii) considering and addressing any conflicts, (iii) considering the retirement policies of the Board, and (iv) considering and making recommendations to the Board at least annually concerning the Trust’s directors and officers liability insurance coverage.
The Nominating and Governance Committee will consider and evaluate nominee candidates properly submitted by shareholders of the Trust in the same manner as it considers and evaluates candidates recommended by other sources. The Nominating and Governance Committee may also consider any other facts and circumstances attendant to such shareholder submission as may be deemed appropriate by the Nominating and Governance Committee, including, without limitation, the value of the Funds’ securities owned by the shareholder and the length of time such shares have been held by the shareholder. A recommendation of a shareholder of the Trust must be submitted as described below to be considered properly submitted for purposes of the Nominating and Governance Committee’s consideration. The shareholders of the Trust must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Trust’s Nominating and Governance Committee, to the attention of the Secretary, at the address of the principal executive offices of the Trust, which is 100 Bright Meadow Blvd., Enfield, CT 06082-1981. The Shareholder Recommendation must be delivered to or mailed and received at the principal executive offices of the Trust at least 60 calendar days before the date of the meeting at which the Nominating and Governance Committee is to select a nominee for Independent Trustee. The Shareholder Recommendation must include: (i) a statement in writing setting forth: (A) the name, age, date of birth, phone number, business address, residence address, nationality, and pertinent qualifications of the person recommended by the shareholder (the “Shareholder Candidate”), including an explanation of why the shareholder believes the Candidate will make a good Trustee; (B) the class or series and number of all shares of the Funds owned of record or beneficially by the Shareholder Candidate, as reported to such shareholder by the Shareholder Candidate; (C) any other information regarding the Shareholder Candidate called for with respect to director nominees by paragraphs (a), (d), (e), and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the SEC (or the corresponding provisions of any regulation or rule subsequently adopted by the SEC or any successor agency applicable to the Funds); (D) any other information regarding the Shareholder Candidate that would be required to be disclosed if the Shareholder Candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the Shareholder Candidate is or will be an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Funds and, if not an “interested person,” information regarding the Shareholder Candidate that will be sufficient for the Funds to make such determination; (ii) the written and signed consent of the Shareholder Candidate to be named as a nominee, consenting to (1) the disclosure, as may be necessary or appropriate, of such Shareholder Candidate’s information submitted in accordance with (i) above; and (2) service as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Funds’ books, the number of all shares of each series of the Funds owned beneficially and of record by the recommending shareholder; (iv) a description of all arrangements or understandings between the recommending shareholder and the Shareholder Candidate and any other person or persons (including their names) pursuant to which the Shareholder Recommendation is being made by the recommending shareholder; and (v) such other information as the Nominating and Governance Committee may require the Shareholder Candidate to furnish as it may reasonably require or deem necessary to determine the eligibility of such Shareholder Candidate to serve as a Trustee or to satisfy applicable law.
Shareholders may send other communications to the Trustees by addressing such correspondence directly to the Secretary of the Trust, c/o Massachusetts Mutual Life Insurance Company, 100 Bright Meadow Blvd., Enfield, CT 06082-1981. When writing to the Board, shareholders should identify themselves, the fact that the communication is directed to the Board, the Fund they are writing about, and any relevant information regarding their Fund holdings. Except as provided below, the Secretary shall either (i) provide a copy of each shareholder communication to the Board at its next regularly scheduled meeting or (ii) if the Secretary determines that the communication requires more immediate attention, forward
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the communication to the Board promptly after receipt. The Secretary will also provide a copy of each shareholder communication to the Trust’s Chief Compliance Officer.
The Secretary may, in good faith, determine that a shareholder communication should not be provided to the Board because it does not reasonably relate to the Trust or its operations, management, activities, policies, service providers, Board, officers, shareholders, or other matters relating to an investment in the Funds or is otherwise ministerial in nature (such as a request for Fund literature, share data, or financial information). The Secretary will provide to the Board on a quarterly basis a summary of the shareholder communications not provided to the Board by virtue of this paragraph.
Contract Committee.   The Trust has a Contract Committee, consisting of each Trustee who is not an “interested person” of the Trust. During the fiscal year ended September 30, 2019, the Contract Committee met twice. The Contract Committee performs the specific tasks assigned to independent trustees by the 1940 Act, including the periodic consideration of the Trust’s investment management agreements and subadvisory agreements.
Risk Oversight
As registered investment companies, the Funds are subject to a variety of risks, including, among others, investment risks, financial risks, compliance risks, and operational risks. The Funds’ investment adviser and administrator, MML Advisers, has primary responsibility for the Funds’ risk management on a day-to-day basis as part of its overall responsibilities. The Funds’ subadvisers are primarily responsible for managing investment risk as part of their day-to-day investment management responsibilities, as well as operational risks at their respective firms. The Funds’ investment adviser and Chief Compliance Officer also assist the Board in overseeing the significant investment policies of the Funds and monitor the various compliance policies and procedures approved by the Board as a part of its oversight responsibilities.
In discharging its oversight responsibilities, the Board considers risk management issues throughout the year by reviewing regular reports prepared by the Funds’ investment adviser and Chief Compliance Officer, as well as special written reports or presentations provided on a variety of risk issues, as needed. For example, the investment adviser reports to the Board quarterly on the investment performance of each of the Funds, the financial performance of the Funds, overall market and economic conditions, and legal and regulatory developments that may impact the Funds. The Funds’ Chief Compliance Officer, who reports directly to the Board’s Independent Trustees, provides presentations to the Board at its quarterly meetings and an annual report to the Board concerning (i) compliance matters relating to the Funds, the Funds’ investment adviser and subadvisers, and the Funds’ other key service providers; (ii) regulatory developments; (iii) business continuity programs; and (iv) various risks identified as part of the Funds’ compliance program assessments. The Funds’ Chief Compliance Officer also meets at least quarterly in executive session with the Independent Trustees, and communicates significant compliance-related issues and regulatory developments to the Audit Committee between Board meetings.
In addressing issues regarding the Funds’ risk management between meetings, appropriate representatives of the investment adviser communicate with the Chairperson of the Trust, the Chairperson of the Audit Committee, or the Funds’ Chief Compliance Officer. As appropriate, the Trustees confer among themselves, or with the Funds’ Chief Compliance Officer, the investment adviser, other service providers, and independent legal counsel, to identify and review risk management issues that may be placed on the full Board’s agenda.
The Board also relies on its committees to administer the Board’s oversight function. The Audit Committee assists the Board in reviewing with the investment adviser and the Funds’ independent auditors, at various times throughout the year, matters relating to the annual audits, financial accounting and reporting matters, and the internal control environment at the service providers that provide financial accounting and reporting for the Funds. The Audit Committee also meets annually with representatives of the investment adviser’s Corporate Audit Department to review the results of internal audits of relevance to the Funds. This and the Board’s other committees present reports to the Board that may prompt further discussion of issues concerning the oversight of the Funds’ risk management. The Board may also discuss particular risks that are not addressed in the committee process.
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Share Ownership of Trustees and Officers of the Trust
The table below sets forth information regarding the Trustees’ beneficial ownership of Fund shares, based on the value of such shares as of December 31, 2019.
Name of Trustee	The Dollar Range of Equity Securities Beneficially Owned in the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees
Allan W. Blair	None	over $100,000
Nabil N. El-Hage	None	None
Maria D. Furman	None	None
R. Alan Hunter, Jr.	None	None
C. Ann Merrifield	None	None
Susan B. Sweeney	None	None
Interested Trustees
Teresa A. Hassara	None	None
Robert E. Joyal	None	None
The ownership information shown above does not include units of separate investment accounts that invest in one or more registered investment companies overseen by a Trustee in the family of investment companies held in a 401(k) plan or amounts held under a deferred compensation plan that are valued based on “shadow investments” in one or more such registered investment companies. As of December 31, 2019, these amounts were as follows: Mr. Blair, over $100,000; Mr. El-Hage, over $100,000; Ms. Furman, over $100,000; Ms. Hassara, None; Mr. Hunter, None; Mr. Joyal, over $100,000; Ms. Merrifield, None; and Ms. Sweeney, None.
As of January 3, 2020, the Trustees and officers of the Trust, individually and as a group, did not beneficially own outstanding shares of any of the Funds.
To the knowledge of the Trust, as of December 31, 2019, the Independent Trustees and their immediate family members did not own beneficially or of record securities of the investment adviser, subadviser(s), principal underwriter, or sponsoring insurance company of the Funds or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the investment adviser, subadviser(s), principal underwriter, or sponsoring insurance company of the Funds.
Trustee Compensation
Effective January 1, 2020, the Trust, on behalf of each Fund, pays each of its Trustees who is not an officer or employee of MassMutual a fee of $33,600 per quarter plus a fee of $5,120 per in-person meeting attended plus a fee of $5,120 for the annual Contract Committee meeting. The Chairperson of the Board is paid an additional 40% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. The Chairpersons of each of the Audit Committee and the Contract Committee are paid an additional 10% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. The Chairperson of the Nominating and Governance Committee is paid an additional 7% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. Such Trustees who serve on the Audit Committee, other than the Chairperson, are paid an additional 4% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. No additional fees are paid for attending any other committee meetings or any special telephonic meetings. In addition, the Trust reimburses out-of-pocket business travel expenses to such Trustees. Trustees who are officers or employees of MassMutual receive no fees from the Trust.
During 2019, the Trust, on behalf of each Fund, paid each of its Trustees who was not an officer or employee of MassMutual a fee of $28,975 per quarter plus a fee of $4,880 per in-person meeting attended plus a fee of $4,880 for the annual Contract Committee meeting. The Chairperson of the Board was paid an additional 40% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. The Chairpersons of each of the Audit Committee and the Contract Committee were paid an additional 10% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. The Chairperson of the Nominating and Governance Committee was paid an additional 7% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. Such Trustees who served on the Audit Committee, other than the Chairperson, were paid an additional 4% of the quarterly fee, the in-person meeting fee, and the
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Contract Committee meeting fee. No additional fees were paid for attending any other committee meetings or any special telephonic meetings. In addition, the Trust reimbursed out-of-pocket business travel expenses to such Trustees. Trustees who were officers or employees of MassMutual received no fees from the Trust.
The following table discloses actual compensation paid to Trustees of the Trust during the 2019 fiscal year. The Trust has no pension or retirement plan, but does have a deferred compensation plan. The plan provides for amounts deferred prior to July 1, 2008, plus interest, to be credited a rate of interest of eight percent (8%). Amounts deferred after July 1, 2008, plus or minus earnings, are “shadow invested.” These amounts are valued based on changes in the values of one or more registered investment companies overseen by a Trustee.
Name of Trustee	Aggregate Compensation from the Trust	Deferred Compensation and Interest Accrued as part of Fund Expenses	Total Compensation from the Trust and Fund Complex Paid to Trustees
Allan W. Blair	$149,422	N/A	$250,415
Nabil N. El-Hage	$154,093	$(6,608)	$244,054
Maria D. Furman	$108,908	$36,307	$260,014
Teresa A. Hassara 1	$0	$0	$0
R. Alan Hunter, Jr.	$192,530	$14,561	$344,192
Robert E. Joyal	N/A	$198,882	$337,163
C. Ann Merrifield	$140,611	N/A	$235,640
Susan B. Sweeney	$148,952	N/A	$365,037

1
Ms. Hassara, as an employee of MassMutual, received no compensation for her role as a Trustee to the Trust.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
As of January 3, 2020, to the Trust’s knowledge, the following persons owned of record or beneficially 5% or more of the outstanding shares of the indicated classes of the Funds set forth below. Such ownership may be beneficially held by individuals or entities other than the owner listed. To the extent that any listed shareholder beneficially owns more than 25% of a Fund, it may be deemed to “control” such Fund within the meaning of the 1940 Act. The effect of such control may be to reduce the ability of other shareholders of the Fund to take actions requiring the affirmative vote of holders of a plurality or majority of the Fund’s shares without the approval of the controlling shareholder.
MM Select Equity Asset Fund
Class	Name and Address of Owner	Percent of Class
Class I	MassMutual Select 40/60 Allocation Fund 1 Iron Street Boston, MA 02210	17.53%
	MassMutual RetireSMART by JPMorgan 2030 Fund 1 Iron Street Boston, MA 02210	15.61%
	MassMutual RetireSMART by JPMorgan 2040 Fund 1 Iron Street Boston, MA 02210	13.70%
	MassMutual RetireSMART by JPMorgan 2050 Fund 1 Iron Street Boston, MA 02210	8.72%
	MassMutual RetireSMART by JPMorgan 2035 Fund 1 Iron Street Boston, MA 02210	8.11%
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Class	Name and Address of Owner	Percent of Class
	MassMutual RetireSMART by JPMorgan 2025 Fund 1 Iron Street Boston, MA 02210	7.22%
	MassMutual RetireSMART by JPMorgan 2020 Fund 1 Iron Street Boston, MA 02210	7.16%
	MassMutual Select 60/40 Allocation Fund 1 Iron Street Boston, MA 02210	6.77%
	MassMutual RetireSMART by JPMorgan 2045 Fund 1 Iron Street Boston, MA 02210	6.05%
MassMutual Select T. Rowe Price Bond Asset Fund
Class	Name and Address of Owner	Percent of Class
Class I	MassMutual Select T. Rowe Price Retirement 2030 Fund 1 Iron Street Boston, MA 02210	23.87%
	MassMutual Select T. Rowe Price Retirement 2020 Fund 1 Iron Street Boston, MA 02210	20.28%
	MassMutual Select T. Rowe Price Retirement 2025 Fund 1 Iron Street Boston, MA 02210	13.43%
	MassMutual Select T. Rowe Price Retirement 2040 Fund 1 Iron Street Boston, MA 02210	10.67%
	MassMutual Select T. Rowe Price Retirement 2035 Fund 1 Iron Street Boston, MA 02210	8.09%
MassMutual Select T. Rowe Price Emerging Markets Bond Fund
Class	Name and Address of Owner	Percent of Class
Class I	MassMutual Select T. Rowe Price Retirement 2030 Fund 1 Iron Street Boston, MA 02210	23.58%
	MassMutual Select T. Rowe Price Retirement 2020 Fund 1 Iron Street Boston, MA 02210	23.10%
	MassMutual Select T. Rowe Price Retirement 2025 Fund 1 Iron Street Boston, MA 02210	14.21%
	MassMutual Select T. Rowe Price Retirement 2040 Fund 1 Iron Street Boston, MA 02210	8.29%
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Class	Name and Address of Owner	Percent of Class
	MassMutual Select T. Rowe Price Retirement 2035 Fund 1 Iron Street Boston, MA 02210	7.26%
	MassMutual Select T. Rowe Price Retirement 2010 Fund 1 Iron Street Boston, MA 02210	5.79%
	MassMutual Select T. Rowe Price Retirement 2015 Fund 1 Iron Street Boston, MA 02210	5.18%
	MassMutual Select T. Rowe Price Retirement Balanced Fund 1 Iron Street Boston, MA 02210	5.06%
MassMutual Select T. Rowe Price Large Cap Blend Fund
Class	Name and Address of Owner	Percent of Class
Class I	MassMutual Select T. Rowe Price Retirement 2040 Fund 1 Iron Street Boston, MA 02210	23.16%
	MassMutual Select T. Rowe Price Retirement 2030 Fund 1 Iron Street Boston, MA 02210	21.49%
	MassMutual Select T. Rowe Price Retirement 2050 Fund 1 Iron Street Boston, MA 02210	15.23%
	MassMutual Select T. Rowe Price Retirement 2035 Fund 1 Iron Street Boston, MA 02210	10.85%
	MassMutual Select T. Rowe Price Retirement 2045 Fund 1 Iron Street Boston, MA 02210	9.92%
	MassMutual Select T. Rowe Price Retirement 2025 Fund 1 Iron Street Boston, MA 02210	7.16%
	MassMutual Select T. Rowe Price Retirement 2020 Fund 1 Iron Street Boston, MA 02210	5.50%
	MassMutual Select T. Rowe Price Retirement 2055 Fund 1 Iron Street Boston, MA 02210	5.04%
MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund1
Class	Name and Address of Owner	Percent of Class
Class I	MassMutual Select T. Rowe Price Retirement 2020 Fund 1 Iron Street Boston, MA 02210	29.42%
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Class	Name and Address of Owner	Percent of Class
	MassMutual Select T. Rowe Price Retirement Balanced Fund 1 Iron Street Boston, MA 02210	23.29%
	MassMutual Select T. Rowe Price Retirement 2030 Fund 1 Iron Street Boston, MA 02210	12.54%
	MassMutual Select T. Rowe Price Retirement 2025 Fund 1 Iron Street Boston, MA 02210	12.26%
	MassMutual Select T. Rowe Price Retirement 2010 Fund 1 Iron Street Boston, MA 02210	10.97%
	MassMutual Select T. Rowe Price Retirement 2015 Fund 1 Iron Street Boston, MA 02210	8.96%
MassMutual Select T. Rowe Price Real Assets Fund
Class	Name and Address of Owner	Percent of Class
Class I	MassMutual Select T. Rowe Price Retirement 2030 Fund 1 Iron Street Boston, MA 02210	22.04%
	MassMutual Select T. Rowe Price Retirement 2040 Fund 1 Iron Street Boston, MA 02210	19.30%
	MassMutual Select T. Rowe Price Retirement 2050 Fund 1 Iron Street Boston, MA 02210	11.97%
	MassMutual Select T. Rowe Price Retirement 2020 Fund 1 Iron Street Boston, MA 02210	10.26%
	MassMutual Select T. Rowe Price Retirement 2035 Fund 1 Iron Street Boston, MA 02210	9.90%
	MassMutual Select T. Rowe Price Retirement 2025 Fund 1 Iron Street Boston, MA 02210	9.01%
	MassMutual Select T. Rowe Price Retirement 2045 Fund 1 Iron Street Boston, MA 02210	7.81%
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund
Class	Name and Address of Owner	Percent of Class
Class I	MassMutual Select T. Rowe Price Retirement 2030 Fund 1 Iron Street Boston, MA 02210	21.83%
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Class	Name and Address of Owner	Percent of Class
	MassMutual Select T. Rowe Price Retirement 2040 Fund 1 Iron Street Boston, MA 02210	19.29%
	MassMutual Select T. Rowe Price Retirement 2050 Fund 1 Iron Street Boston, MA 02210	12.10%
	MassMutual Select T. Rowe Price Retirement 2020 Fund 1 Iron Street Boston, MA 02210	10.15%
	MassMutual Select T. Rowe Price Retirement 2035 Fund 1 Iron Street Boston, MA 02210	9.90%
	MassMutual Select T. Rowe Price Retirement 2025 Fund 1 Iron Street Boston, MA 02210	9.00%
	MassMutual Select T. Rowe Price Retirement 2045 Fund 1 Iron Street Boston, MA 02210	7.89%
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund
Class	Name and Address of Owner	Percent of Class
Class I	MassMutual Select T. Rowe Price Retirement 2030 Fund 1 Iron Street Boston, MA 02210	24.25%
	MassMutual Select T. Rowe Price Retirement 2040 Fund 1 Iron Street Boston, MA 02210	15.37%
	MassMutual Select T. Rowe Price Retirement 2020 Fund 1 Iron Street Boston, MA 02210	15.22%
	MassMutual Select T. Rowe Price Retirement 2025 Fund 1 Iron Street Boston, MA 02210	11.93%
	MassMutual Select T. Rowe Price Retirement 2035 Fund 1 Iron Street Boston, MA 02210	9.30%
	MassMutual Select T. Rowe Price Retirement 2050 Fund 1 Iron Street Boston, MA 02210	7.41%

1
As of January 3, 2020, MassMutual Select T. Rowe Price Retirement 2020 Fund, 1 Iron Street, Boston, MA 02110, owned 29.42% of MassMutual T. Rowe Price Limited Duration Inflation Focused Bond Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual Select T. Rowe Price Retirement 2020 Fund. MassMutual Select T. Rowe Price Retirement 2020 Fund is organized under the laws of Massachusetts.

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INVESTMENT ADVISORY AND OTHER SERVICE AGREEMENTS
Investment Adviser
MML Advisers, a wholly-owned subsidiary of MassMutual, serves as investment adviser to each Fund pursuant to Investment Management Agreements with the Trust on behalf of the Funds (each, an “Advisory Agreement”). Under each Advisory Agreement, MML Advisers is obligated to provide for the management of each Fund’s portfolio of securities, subject to policies established by the Trustees of the Trust and in accordance with each Fund’s investment objective, policies, and restrictions as set forth herein and in the Prospectus, and has the right to select subadvisers to the Funds pursuant to an investment subadvisory agreement (the “Subadvisory Agreement”).
The Advisory Agreement with each Fund may be terminated by the Board or by MML Advisers without penalty: (i) at any time for cause or by agreement of the parties or (ii) by either party upon sixty days’ written notice to the other party. In addition, each Advisory Agreement automatically terminates if it is assigned or if its continuance is not specifically approved at least annually (after its initial 2 year period) by the Board or by the holders of a majority of the outstanding voting securities of the applicable Fund, and in either case by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. MML Advisers’ liability regarding its investment management obligations and duties is limited to situations involving its willful misfeasance, bad faith, gross negligence, or reckless disregard of such obligations and duties.
MML Advisers also serves as investment adviser to: MassMutual Select Total Return Bond Fund, MassMutual Select Strategic Bond Fund, MassMutual Select BlackRock Global Allocation Fund, MassMutual Select Diversified Value Fund, MassMutual Select Fundamental Value Fund, MM S&P 500® Index Fund, MassMutual Select Equity Opportunities Fund, MassMutual Select Fundamental Growth Fund, MassMutual Select Blue Chip Growth Fund, MassMutual Select Growth Opportunities Fund, MassMutual Select Mid-Cap Value Fund, MassMutual Select Small Cap Value Equity Fund, MassMutual Select Small Company Value Fund, MM S&P® Mid Cap Index Fund, MM Russell 2000® Small Cap Index Fund, MassMutual Select Mid Cap Growth Fund, MassMutual Select Small Cap Growth Equity Fund, MM MSCI EAFE® International Index Fund, MassMutual Select Overseas Fund, MassMutual Select T. Rowe Price International Equity Fund, MassMutual Select 20/80 Allocation Fund, MassMutual Select 40/60 Allocation Fund, MassMutual Select 60/40 Allocation Fund, MassMutual Select 80/20 Allocation Fund, MassMutual RetireSMARTSM by JPMorgan In Retirement Fund, MassMutual RetireSMARTSM by JPMorgan 2020 Fund, MassMutual RetireSMARTSM by JPMorgan 2025 Fund, MassMutual RetireSMARTSM by JPMorgan 2030 Fund, MassMutual RetireSMARTSM by JPMorgan 2035 Fund, MassMutual RetireSMARTSM by JPMorgan 2040 Fund, MassMutual RetireSMARTSM by JPMorgan 2045 Fund, MassMutual RetireSMARTSM by JPMorgan 2050 Fund, MassMutual RetireSMARTSM by JPMorgan 2055 Fund, MassMutual RetireSMARTSM by JPMorgan 2060 Fund, MassMutual Select T. Rowe Price Retirement Balanced Fund, MassMutual Select T. Rowe Price Retirement 2005 Fund, MassMutual Select T. Rowe Price Retirement 2010 Fund, MassMutual Select T. Rowe Price Retirement 2015 Fund, MassMutual Select T. Rowe Price Retirement 2020 Fund, MassMutual Select T. Rowe Price Retirement 2025 Fund, MassMutual Select T. Rowe Price Retirement 2030 Fund, MassMutual Select T. Rowe Price Retirement 2035 Fund, MassMutual Select T. Rowe Price Retirement 2040 Fund, MassMutual Select T. Rowe Price Retirement 2045 Fund, MassMutual Select T. Rowe Price Retirement 2050 Fund, MassMutual Select T. Rowe Price Retirement 2055 Fund, and MassMutual Select T. Rowe Price Retirement 2060 Fund, which are series of the Trust; MassMutual Premier U.S. Government Money Market Fund, MassMutual Premier Short-Duration Bond Fund, MassMutual Premier Inflation-Protected and Income Fund, MassMutual Premier Core Bond Fund, MassMutual Premier Diversified Bond Fund, MassMutual Premier High Yield Fund, MassMutual Premier Balanced Fund, MassMutual Premier Disciplined Value Fund, MassMutual Premier Main Street Fund, MassMutual Premier Disciplined Growth Fund, MassMutual Premier Small Cap Opportunities Fund, MassMutual Premier Global Fund, MassMutual Premier International Equity Fund, and MassMutual Premier Strategic Emerging Markets Fund, which are series of MassMutual Premier Funds, an open-end management investment company; MML Aggressive Allocation Fund, MML American Funds Core Allocation Fund, MML American Funds Growth Fund, MML American Funds International Fund, MML Balanced Allocation Fund, MML Blue Chip Growth Fund, MML Conservative Allocation Fund, MML Equity Income Fund, MML Equity Index Fund, MML Focused Equity Fund, MML Foreign Fund, MML Fundamental Growth Fund, MML Fundamental Value Fund, MML Global Fund, MML Growth Allocation Fund, MML Growth & Income Fund, MML Income & Growth Fund, MML International Equity Fund, MML Large Cap Growth Fund, MML Managed Volatility Fund, MML Mid Cap Growth Fund, MML Mid Cap Value Fund, MML Moderate Allocation Fund, MML Small Cap Growth Equity Fund, MML Small Company Value Fund, MML Small/Mid Cap Value Fund, and MML Total Return Bond Fund, which are series of MML Series Investment Fund, an open-end management investment company; MML Asset Momentum Fund, MML Blend Fund, MML Dynamic Bond Fund, MML Equity Fund, MML Equity Rotation Fund, MML High Yield Fund, MML Inflation-Protected and Income Fund, MML Managed Bond Fund, MML Short-Duration Bond
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Fund, MML Small Cap Equity Fund, MML Special Situations Fund, MML Strategic Emerging Markets Fund, and MML U.S. Government Money Market Fund, which are series of MML Series Investment Fund II, an open-end management investment company; certain wholly-owned subsidiaries of MassMutual; and various employee benefit plans and separate investment accounts in which employee benefit plans invest.
The Trust, on behalf of each Fund, pays MML Advisers an investment advisory fee monthly, at an annual rate based upon the average daily net assets of that Fund as follows:
Fund
MM Select Equity Asset Fund	0.18%
MM Select T. Rowe Price Bond Asset Fund	0.45%
MM Select T. Rowe Price Emerging Markets Bond Fund	0.72%
MM Select T. Rowe Price Large Cap Blend Fund	0.60%
MM Select T. Rowe Price Limited Duration Inflation Focused Bond Fund	0.33%
MM Select T. Rowe Price Real Assets Fund	0.63%
MM Select T. Rowe Price Small and Mid Cap Blend Fund	0.67%
MM Select T. Rowe Price U.S. Treasury Long-Term Fund	0.32%
Unaffiliated Subadvisers
J.P. Morgan
MML Advisers has entered into a Subadvisory Agreement with J.P. Morgan pursuant to which J.P. Morgan serves as a subadviser for the MM Select Equity Asset Fund. This agreement provides that J.P. Morgan manage the investment and reinvestment of assets of the Fund. J.P. Morgan is located at 383 Madison Avenue, New York, New York 10179. J.P. Morgan is a wholly-owned subsidiary of JP Morgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co., a bank holding company.
J.P. Morgan also provides subadvisory services for the MassMutual RetireSMARTSM By JPMorgan In Retirement Fund, MassMutual RetireSMARTSM by JPMorgan 2020 Fund, MassMutual RetireSMARTSM by JPMorgan 2025 Fund, MassMutual RetireSMARTSM by JPMorgan 2030 Fund, MassMutual RetireSMARTSM by JPMorgan 2035 Fund, MassMutual RetireSMARTSM by JPMorgan 2040 Fund, MassMutual RetireSMARTSM by JPMorgan 2045 Fund, MassMutual RetireSMARTSM by JPMorgan 2050 Fund, MassMutual RetireSMARTSM by JPMorgan 2055 Fund, and MassMutual RetireSMARTSM by JPMorgan 2060 Fund, each of which is a series of the Trust.
T. Rowe Price
MML Advisers has entered into Subadvisory Agreements with T. Rowe Price pursuant to which T. Rowe Price serves as a subadviser for the MM Select T. Rowe Price Bond Asset Fund, MM Select T. Rowe Price Emerging Markets Bond Fund, MM Select T. Rowe Price Large Cap Blend Fund, MM Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, MM Select T. Rowe Price Real Assets Fund, MM Select T. Rowe Price Small and Mid Cap Blend Fund, and MM Select T. Rowe Price U.S. Treasury Long-Term Fund. These agreements provide that T. Rowe Price manage the investment and reinvestment of assets of the Funds. T. Rowe Price is located at 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company.
T. Rowe Price also provides subadvisory services for the MassMutual Select Diversified Value Fund, MassMutual Select Equity Opportunities Fund, MassMutual Select Blue Chip Growth Fund, MassMutual Select Mid Cap Growth Fund, MassMutual Select T. Rowe Price International Equity Fund, MassMutual Select T. Rowe Price Retirement Balanced Fund, MassMutual Select T. Rowe Price Retirement 2005 Fund, MassMutual Select T. Rowe Price Retirement 2010 Fund, MassMutual Select T. Rowe Price Retirement 2015 Fund, MassMutual Select T. Rowe Price Retirement 2020 Fund, MassMutual Select T. Rowe Price Retirement 2025 Fund, MassMutual Select T. Rowe Price Retirement 2030 Fund, MassMutual Select T. Rowe Price Retirement 2035 Fund, MassMutual Select T. Rowe Price Retirement 2040 Fund, MassMutual Select T. Rowe Price Retirement 2045 Fund, MassMutual Select T. Rowe Price Retirement 2050 Fund, MassMutual Select T. Rowe Price Retirement 2055 Fund, and MassMutual Select T. Rowe Price Retirement 2060 Fund,
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each of which is a series of the Trust, for the MML Blue Chip Growth Fund, MML Equity Income Fund, MML Mid Cap Growth Fund, and MML Small Company Value Fund, each of which is a series of MML Series Investment Fund, a registered, open-end investment company for which MML Advisers serves as investment adviser, and for the MML Equity Fund which is a series of MML Series Investment Fund II, a registered, open-end investment company for which MML Advisers serves as investment adviser.
In addition, T. Rowe Price International Ltd (“T. Rowe Price International”) serves as a sub-subadviser for the MM Select T. Rowe Price Bond Asset Fund and T. Rowe Price Japan, Inc. (“T. Rowe Price Japan”) serves as a sub-subadviser for the MM Select T. Rowe Price Real Assets Fund. T. Rowe Price International and T. Rowe Price Japan. are direct subsidiaries of T. Rowe Price. T. Rowe Price has entered into a subadvisory agreement with each of T. Rowe Price International and T. Rowe Price Japan under which, subject to the supervision of T. Rowe Price, T. Rowe Price International and T. Rowe Price Japan are authorized to trade securities, make discretionary investment decisions, and effect securities transactions, including the negotiation of commissions and the allocation of principal business and portfolio brokerage, on behalf of the MM Select T. Rowe Price Bond Asset Fund and the MM Select T. Rowe Price Real Assets Fund, respectively. T. Rowe Price International is located at 60 Queen Victoria Street, London EC4N 4TZ, United Kingdom. T. Rowe Price Japan is located at Gran Tokyo South Tower 7F, I-9-2, Marunouchi, 1-chome, Chiyoda-ku, Tokyo, 100-6607, Japan. T. Rowe Price International also provides sub-subadvisory services for the MM Select T. Rowe Price International Equity Fund, which is a series of the Trust.
The Funds’ subadvisory fees are paid by MML Advisers out of the advisory fees previously disclosed above.
Information about each portfolio manager’s compensation, other accounts managed by the portfolio managers, and each portfolio manager’s ownership of securities in the relevant Fund can be found in Appendix C.
Administrator, Sub-Administrators, and Shareholder Servicing Agent
MML Advisers has entered into an administrative and shareholder services agreement (the “Administrative and Shareholder Services Agreement”) with the Trust, on behalf of each Fund, pursuant to which MML Advisers is obligated to provide certain administrative and shareholder services. MML Advisers may, at its expense, employ others to supply all or any part of the services to be provided to the Funds pursuant to the Administrative and Shareholder Services Agreement. MML Advisers has entered into sub-administration agreements with both State Street and MassMutual pursuant to which State Street and MassMutual each assist in many aspects of fund administration. Pursuant to a letter agreement between the Trust, MML Advisers, and State Street, the Trust has agreed to pay State Street for the services it provides pursuant to the sub-administration agreement with MML Advisers, although MML Advisers remains ultimately responsible for the payment of any such fees owed to State Street. The Trust, on behalf of each Fund, pays MML Advisers an administrative services fee monthly at an annual rate as shown in the table below:
Class I
MM Select Equity Asset Fund	None
MM Select T. Rowe Price Bond Asset Fund	None
MM Select T. Rowe Price Emerging Markets Bond Fund	None
MM Select T. Rowe Price Large Cap Blend Fund	None
MM Select T. Rowe Price Limited Duration Inflation Focused Bond Fund	None
MM Select T. Rowe Price Real Assets Fund	None
MM Select T. Rowe Price Small and Mid Cap Blend Fund	None
MM Select T. Rowe Price U.S. Treasury Long-Term Fund	None
Pursuant to the Advisory Agreements, Subadvisory Agreements, and Administrative and Shareholder Services Agreement described above, for the fiscal years ended September 30, 2019, September 30, 2018, and September 30, 2017, the amount of advisory fees paid by each Fund, the amount of subadvisory fees paid by each Fund, the amount of administrative fees paid by each Fund, and the amount of any fees reimbursed by MML Advisers are as follows:
	Fiscal Year Ended September 30, 2019
	Advisory Fees Paid	Subadvisory Fees Paid	Administrative Fees Paid	Other Expenses Reimbursed
MM Select Equity Asset Fund [1]	$838,078	$838,055	$-	$(136,886)
MM Select T. Rowe Price Bond Asset Fund [2]	2,615,569	680,544	$-	(941,720)
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	Fiscal Year Ended September 30, 2019
	Advisory Fees Paid	Subadvisory Fees Paid	Administrative Fees Paid	Other Expenses Reimbursed
MM Select T. Rowe Price Emerging Markets Bond Fund [3]	720,993	405,487	$-	(216,194)
MM Select T. Rowe Price Large Cap Blend Fund [4]	6,612,867	2,592,813	$-	(945,384)
MM Select T. Rowe Price Limited Duration Inflation Focused Bond Fund[5]	497,902	198,253	$-	(431,666)
MM Select T. Rowe Price Real Assets Fund [6]	452,008	381,451	$-	(178,098)
MM Select T. Rowe Price Small and Mid Cap Blend Fund[7]	3,675,895	3,294,457	$-	(626,760)
MM Select T. Rowe Price U.S. Treasury Long-Term Fund[5]	418,711	171,863	$-	(362,171)

1
The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through January 31, 2019, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.25% for Class I.

2
Effective October 18, 2018, the expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) through September 30, 2019, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.40% for Class I. The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) through October 17, 2018, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.43% for Class I.

3
The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) through September 30, 2019, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.70% for Class I.

4
Effective October 18, 2018, the expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) through September 30, 2019, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.56% for Class I. The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) through October 17, 2018, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.58% for Class I.

5
Effective October 18, 2018, the expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) through September 30, 2019, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.15% for Class I. The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) through October 17, 2018, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.30% for Class I.

6
The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the

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Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) through September 30, 2019, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.61% for Class I.
7
The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) through September 30, 2019, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.65% for Class I.

	Fiscal Year Ended September 30, 2018
	Advisory Fees Paid	Subadvisory Fees Paid	Administrative Fees Paid	Other Expenses Reimbursed
MM Select Equity Asset Fund [1]	$1,986,410	$384,249	—	$(103,139)
MM Select T. Rowe Price Bond Asset Fund 2, [3]	1,166,781	403,640	—	(217,613)
MM Select T. Rowe Price Emerging Markets Bond Fund2,[4]	244,719	163,085	—	(104,763)
MM Select T. Rowe Price Large Cap Blend Fund 2, [5]	2,767,127	1,157,550	—	(274,539)
MM Select T. Rowe Price Limited Duration Inflation Focused Bond Fund2,[6]	203,502	81,795	—	(100,456)
MM Select T. Rowe Price Real Assets Fund 2, [7]	196,698	166,967	—	(122,190)
MM Select T. Rowe Price Small and Mid Cap Blend Fund2,[8]	1,560,893	1,405,555	—	(230,525)
MM Select T. Rowe Price U.S. Treasury Long-Term Fund2,[6]	177,463	84,951	—	(88,714)

1
The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through September 30, 2018, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.25% for Class I.

2
Commenced operations on February 9, 2018.

3
The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) through September 30, 2018, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.43% for Class I.

4
The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) through September 30, 2018, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.70% for Class I.

5
The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) through September 30, 2018, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.58% for Class I.

6
The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) through September 30, 2018, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.30% for Class I.

7
The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short

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sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) through September 30, 2018, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.61% for Class I.
8
The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) through September 30, 2018, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.65% for Class I.

	Fiscal Year Ended September 30, 2017
	Advisory Fees Paid	Subadvisory Fees Paid	Administrative Fees Paid	Other Expenses Reimbursed
MM Select Equity Asset Fund 1, [2]	$1,892,808	$369,316	—	$(358,672)

1
Commenced operations on September 15, 2016.

2
The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund Fees and Expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) through September 30, 2017, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.25% for Class I.

THE DISTRIBUTOR
The Funds’ shares are continuously distributed by MML Distributors, LLC (the “Distributor”), located at 100 Bright Meadow Blvd., Enfield, Connecticut 06082-1981, pursuant to a Principal Underwriter Agreement with the Trust dated as of February 6, 2006, as amended (the “Distribution Agreement”). The Distributor pays commissions to its selling dealers as well as the costs of printing and mailing prospectuses to potential investors and of any advertising incurred by it in connection with distribution of shares of the Funds. The Distributor is a wholly-owned subsidiary of MassMutual.
The Distributor has agreed to use reasonable efforts to sell shares of the Funds but has not agreed to sell any specific number of shares of the Funds.
Shares of each Fund may be purchased through agents of the Distributor who are registered representatives and licensed by the Distributor to sell Fund shares, and through registered representatives of selected broker-dealers which are members of FINRA and which have entered into selling agreements with the Distributor. The Distributor may reallow up to 100% of any sales load on shares sold by dealers with whom it has sales agreements. Broker-dealers with which the Distributor has entered into selling agreements may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to such customers by each individual broker-dealer.
The Distribution Agreement continued in effect for an initial two-year period, and thereafter continues in effect so long as such continuance is approved at least annually (i) by the vote of a majority of the Trustees or by a vote of a majority of the shares of the Trust; and (ii) by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any such person, cast in person at a meeting called for the purpose of voting on such approval.
CUSTODIAN, DIVIDEND DISBURSING AGENT, AND TRANSFER AGENT
State Street, located at 1 Iron Street, Boston, Massachusetts 02210, is the custodian of each Fund’s investments (the “Custodian”) and is the Funds’ transfer agent and dividend disbursing agent (the “Transfer Agent”). As custodian, State Street has custody of the Funds’ securities and maintains certain financial and accounting books and records. As Custodian and Transfer Agent, State Street does not assist in, and is not responsible for, the investment decisions and policies of the Funds.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP, located at 200 Berkeley Street, Boston, Massachusetts 02116, is the Trust’s independent registered public accounting firm. Deloitte & Touche LLP provides audit and related services, tax return review, and assistance in connection with various SEC filings.
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CODES OF ETHICS
The Trust, MML Advisers, the Distributor, J.P. Morgan, and T. Rowe Price have each adopted a code of ethics (the “Codes of Ethics”) pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940, as amended. The Codes of Ethics permit Fund personnel to invest in securities, including securities that may be purchased or held by a Fund, for their own accounts, but require compliance with various pre-clearance requirements (with certain exceptions). The Codes of Ethics are on public file with, and are available from, the SEC.
PORTFOLIO TRANSACTIONS AND BROKERAGE
Transactions on stock exchanges, commodities markets and futures markets and other agency transactions involve the payment by the Funds of negotiated brokerage commissions. Such commissions may vary among different brokers. A particular broker may charge different commissions according to such factors as execution venue and exchange. Although the Funds do not typically pay commissions for principal transactions in the OTC markets, such as the markets for most fixed income securities and certain derivatives, an undisclosed amount of profit or “mark-up” is included in the price a Fund pays. In underwritten offerings, the price paid by a Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer.
The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain the best execution of orders. Each Fund’s investment adviser or subadviser attempts to achieve this result by selecting broker-dealers to execute portfolio transactions on the basis of their professional capability, the value and quality of their brokerage services, including anonymity and trade confidentiality, and the level of their brokerage commissions.
Under each Advisory or Subadvisory Agreement and as permitted by Section 28(e) of the Exchange Act and to the extent not otherwise prohibited by applicable law, an investment adviser or subadviser may cause a Fund to pay a broker-dealer that provides brokerage and research services to the investment adviser or subadviser an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction if the investment adviser or subadviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the investment adviser’s or subadviser’s overall responsibilities to the Trust and to its other clients. The term “brokerage and research services” includes: providing advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.
The investment adviser or subadvisers may obtain third-party research from broker-dealers or non-broker-dealers by entering into commission sharing arrangements (“CSAs”). Under a CSA, the executing broker-dealer agrees that part of the commissions it earns on certain equity trades will be allocated to one or more research providers as payment for research. CSAs allow an investment adviser or subadviser to direct broker-dealers to pool commissions that are generated from orders executed at that broker-dealer, and then periodically direct the broker-dealer to pay third party research providers for research.
Brokerage and research services provided by brokers are used for the benefit of all of the investment adviser’s or subadviser’s clients and not solely or necessarily for the benefit of the Trust. The investment adviser or subadvisers attempt to evaluate the quality of brokerage and research services provided by brokers. Results of this effort are sometimes used by the investment adviser or subadvisers as a consideration in the selection of brokers to execute portfolio transactions.
The investment advisory fee that the Trust pays on behalf of each Fund to MML Advisers will not be reduced as a consequence of an investment adviser’s or subadviser’s receipt of brokerage and research services. To the extent the Trust’s portfolio transactions are used to obtain such services, the brokerage commissions paid by the Trust will exceed those that might otherwise be paid, provided that the investment adviser or subadviser determines in good faith that such excess amounts are reasonable in relation to the services provided. Such services would be useful and of value to an investment adviser or subadviser in serving both the Trust and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to an investment adviser or subadviser in carrying out its obligations to the Trust.
Subject to the overriding objective of obtaining the best execution of orders, the Funds may use broker-dealer affiliates of their respective investment adviser or subadvisers to effect portfolio brokerage transactions under procedures adopted by the Trustees. Pursuant to these procedures, the commission, fee, or other remuneration paid to the affiliated broker-dealer in
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connection with a portfolio brokerage transaction effected on a securities exchange must be reasonable and fair in comparison to those of other broker-dealers for comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable time period. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker.
The Funds may allocate brokerage transactions to broker-dealers (including affiliates of their respective investment adviser or subadvisers) who have entered into arrangements with the Trust under which the broker-dealer allocates a portion of the commissions paid back to the Fund. The transaction quality must, however, be comparable to that of other qualified broker-dealers.
The revised European Union (“EU”) Markets in Financial Instruments Directive (“MiFID II”), which became effective January 3, 2018, requires EU investment managers in the scope of the EU Markets in Financial Instruments Directive to pay for research services from brokers and dealers directly out of their own resources or by establishing “research payment accounts” for each client, rather than through client commissions. MiFID II’s research requirements present various compliance and operational considerations for investment advisers and broker-dealers serving clients in both the United States and the EU. It is possible that an investment adviser or subadviser subject to MiFID II will cause a Fund to pay for research services through client commissions in circumstances where the investment adviser or subadviser is prohibited from causing its other client accounts to do so, including where the investment adviser or subadviser aggregates trades on behalf of a Fund and those other client accounts. In such situations, the Fund would bear the additional amounts for the research services and the Fund’s investment adviser’s or subadviser’s other client accounts would not, although the investment adviser’s or subadviser’s other client accounts might nonetheless benefit from those research services.
The following table discloses the brokerage commissions paid by the following Funds for the fiscal years ended September 30, 2019, September 30, 2018, and September 30, 2017:
	Fiscal Year ended September 30, 2019	Fiscal Year ended September 30, 2018	Fiscal Year ended September 30, 2017
MM Select Equity Asset Fund	$97,765	$490,010	$172,394
MM Select T. Rowe Price Bond Asset Fund [1]	$35,501	$10,754	$-
MM Select T. Rowe Price Emerging Markets Bond Fund [1]	$654	$-	$-
MM Select T. Rowe Price Large Cap Blend Fund [1]	$392,536	$241,901	$-
MM Select T. Rowe Price Limited Duration Inflation Focused Bond Fund[1]	$11,235	$4,621	$-
MM Select T. Rowe Price Real Assets Fund [1]	$36,881	$14,038	$-
MM Select T. Rowe Price Small and Mid Cap Blend Fund[1]	$180,037	$75,154	$-
MM Select T. Rowe Price U.S. Treasury Long-Term Fund[1]	$10,283	$397	$-

1
Commenced operations on February 9, 2018.

The following table discloses, for those Funds that paid brokerage commissions to an affiliate of its investment adviser or subadviser, the total amount of brokerage commissions paid by each such Fund to affiliates for the past three fiscal years
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and, for the fiscal year ended 2019, the percentage of the Fund’s aggregate brokerage commissions paid to affiliates and the percentage of the Fund’s aggregate dollar amount of transactions involving the payment of commissions effected through affiliates.
	Fiscal Year ended September 30, 2019			Fiscal Year ended September 30, 2018	Fiscal Year ended September 30, 2017
Affiliated Broker/Dealer	Aggregate Commissions Paid	Percentage Paid to Affiliates	Percentage of Dollar Amount of Transactions Involving Payment of Commissions to Affiliates	Aggregate Commissions Paid	Aggregate Commissions Paid
Jefferies and Company
MM Select T. Rowe Price Large Cap Blend Fund 1, [2]	$11,516	2.93%	4.07%	$5,020	$-
MM Select T. Rowe Price Real Asset Fund 1, [2]	$1,475	4.00%	5.02%	$24	$-
MM Select T. Rowe Price Small and Mid Cap Blend Fund1,[2]	$6,319	3.51%	3.98%	$1,614	$-

1
Commenced operations on February 9, 2018.

2
Includes affiliated trading platforms of Jefferies and Company.

The following table discloses, for those Funds that had trades directed to a broker or dealer during the fiscal year ended September 30, 2019 because of research services provided, the dollar value of transactions placed by each such Fund with such brokers and dealers during the fiscal year ended September 30, 2019 to recognize “brokerage and research” services, and commissions paid for such transactions:
	Dollar Value of Those Transactions	Amount of Commissions
MM Select Equity Asset Fund	$440,925,917	$95,963
MM Select T. Rowe Price Large Cap Blend Fund	$1,172,984,859	$267,622
MM Select T. Rowe Price Real Assets Fund	$42,044,285	$21,126
MM Select T. Rowe Price Small and Mid Cap Blend Fund	$303,559,377	$112,436
The following table discloses, for those Funds that held securities issued by one or more of its “regular brokers or dealers” (as defined in the 1940 Act), or their parent companies, the aggregate value of the securities held by each such Fund as of the fiscal year ended September 30, 2019.
Fund	Regular Broker or Dealer	Aggregate Value of Securities Held
MM Select Equity Asset Fund	Citigroup, Inc.	$6,625,463
	Bank of America Corp.	6,496,451
	Morgan Stanley	4,431,279
	State Street Corp.	113,932
		$17,667,125
MM Select T. Rowe Price Bond Asset Fund	T. Rowe Price Investment Services, Inc.	$38,738,729
	Morgan Stanley	6,176,923
	The Goldman Sachs Group, Inc.	5,507,831
	Bank of America Corp.	3,884,467
	JPMorgan Chase & Co.	2,528,901
	Barclays Bank PLC	2,307,627
	State Street Corp.	406,295
	Citigroup, Inc.	220,593
	UBS AG	190,397
		$59,961,763

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Fund	Regular Broker or Dealer	Aggregate Value of Securities Held
MM Select T. Rowe Price Emerging Markets Bond Fund	State Street Corp.	$909,780
	T. Rowe Price Investment Services, Inc.	394,951
		$1,304,731
MM Select T. Rowe Price Large Cap Blend Fund	JPMorgan Chase & Co.	$12,153,376
	T. Rowe Price Investment Services, Inc.	10,204,578
	Citigroup, Inc.	8,113,446
	State Street Corp.	2,200,780
	Bank of America Corp.	1,808,161
	Morgan Stanley	94,983
		$34,575,324
MM Select T. Rowe Price Limited Duration Inflation Focused Bond Fund	Citigroup, Inc.	$504,182
	Barclays Bank PLC	471,353
	The Goldman Sachs Group, Inc.	350,037
	T. Rowe Price Investment Services, Inc.	334,725
	Morgan Stanley	333,756
	Bank of America Corp.	150,461
	JPMorgan Chase & Co.	136,444
		$2,280,958
MM Select T. Rowe Price Real Assets Fund	T. Rowe Price Investment Services, Inc.	$4,674,072
		$4,674,072
MM Select T. Rowe Price Small and Mid Cap Blend Fund	T. Rowe Price Investment Services, Inc.	$25,755,651
	State Street Corp.	9,673,343
		$35,428,994
MM Select T. Rowe Price U.S.Treasury Long-Term Fund	T. Rowe Price Investment Services, Inc.	$394,102
		$394,102

DESCRIPTION OF SHARES
The Trust, an open-end, management investment company, is organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust dated May 28, 1993 which was amended and restated as of November 21, 2011. A copy of the Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts. The fiscal year for each Fund ends on September 30.
The Declaration of Trust permits the Trustees, without shareholder approval, to issue an unlimited number of shares and divide those shares into an unlimited number of series of shares, representing separate investment portfolios with rights determined by the Trustees. Shares of the Funds are transferable and have no preemptive, subscription, or conversion rights. Shares of the Funds are entitled to dividends as declared by the Trustees. In the event of liquidation of a Fund, the Trustees would distribute, after paying or otherwise providing for all charges, taxes, expenses, and liabilities belonging to the Fund, the remaining assets belonging to the Fund among the holders of outstanding shares of the Fund. The Trustees have currently authorized the issuance of an unlimited number of full and fractional shares of 55 series, 8 of which are described in this SAI.
The Trustees may divide the shares of any series into two or more classes having such preferences or special or relative rights and privileges as the Trustees may determine, without obtaining shareholder approval. The Trustees have currently authorized the establishment and designation of 10 classes of shares, between one and seven classes of shares for each series of the Trust: Class I Shares, Class R5 Shares, Service Class Shares, Administrative Class Shares, Class A Shares, Class R4 Shares, Class R3 Shares, Class M5 Shares, Class M4 Shares, and Class M3 Shares. Currently only Class I Shares are offered by the MM Select Equity Asset Fund, MM Select T. Rowe Price International Equity Fund, MM Select T. Rowe
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Price Bond Asset Fund, MM Select T. Rowe Price Emerging Markets Bond Fund, MM Select T. Rowe Price Large Cap Blend Fund, MM Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, MM Select T. Rowe Price Real Assets Fund, MM Select T. Rowe Price Small and Mid Cap Blend Fund, and MM Select T. Rowe Price U.S. Treasury Long-Term Fund. Currently, only Class I Shares, Class M5 Shares, Class M4 Shares, and Class M3 Shares are offered by the MassMutual Select T. Rowe Price Retirement 2005 Fund, MassMutual Select T. Rowe Price Retirement 2010 Fund, MassMutual Select T. Rowe Price Retirement 2015 Fund, MassMutual Select T. Rowe Price Retirement 2020 Fund, MassMutual Select T. Rowe Price Retirement 2025 Fund, MassMutual Select T. Rowe Price Retirement 2030 Fund, MassMutual Select T. Rowe Price Retirement 2035 Fund, MassMutual Select T. Rowe Price Retirement 2040 Fund, MassMutual Select T. Rowe Price Retirement 2045 Fund, MassMutual Select T. Rowe Price Retirement 2050 Fund, MassMutual Select T. Rowe Price Retirement 2055 Fund, MassMutual Select T. Rowe Price Retirement 2060 Fund, and MassMutual Select T. Rowe Price Retirement Balanced Fund. Class I Shares, Class R5 Shares, Service Class Shares, Administrative Class Shares, Class A Shares, Class R4 Shares, and Class R3 Shares are offered by all other series of the Trust. All shares of a particular class of each series represent an equal proportionate interest in the assets and liabilities belonging to that series allocable to that class.
The Trustees may also, without shareholder approval, combine two or more existing series (or classes) into a single series (or class).
The Declaration of Trust provides for the perpetual existence of the Trust. The Declaration of Trust, however, provides that the Trust may be terminated at any time by vote of at least 50% of the shares of each series entitled to vote and voting separately by series or by the Trustees by written notice to the shareholders. Any series of the Trust may be terminated by vote of at least 50% of shareholders of that series or by the Trustees by written notice to the shareholders of that series.
Shares of the Funds entitle their holders to one vote per share, with fractional shares voting proportionally, in the election of Trustees and on other matters submitted to the vote of shareholders. On any matter submitted to a vote of shareholders, all shares of the Trust then entitled to vote shall, except as otherwise provided in the Declaration of Trust or the Bylaws, be voted in the aggregate as a single class without regard to series or class, except that: (i) when required by the 1940 Act or when the Trustees shall have determined that the matter affects one or more series or classes materially differently, shares will be voted by individual series or class; and (ii) when the Trustees have determined that the matter affects only the interests of one or more series or classes, then only shareholders of such series or classes shall be entitled to vote thereon. A separate vote will be taken by the applicable Fund on matters affecting the particular Fund, as determined by the Trustees. For example, a change in a fundamental investment policy for a particular Fund would be voted upon only by shareholders of that Fund. In addition, a separate vote will be taken by the applicable class of a Fund on matters affecting the particular class, as determined by the Trustees. For example, the adoption of a distribution plan relating to a particular class and requiring shareholder approval would be voted upon only by shareholders of that class. Shares of each Fund have noncumulative voting rights with respect to the election of trustees.
The Trust is not required to hold annual meetings of its shareholders. However, special meetings of the shareholders may be called for the purpose of electing Trustees and for such other purposes as may be prescribed by law, by the Declaration of Trust, or by the Bylaws. There will normally be no meetings of shareholders for the purpose of electing Trustees except that the Trust will hold a shareholders’ meeting as required by applicable law or regulation.
The Declaration of Trust may be amended by the Trustees without a shareholder vote, except to the extent a shareholder vote is required by applicable law, the Declaration of Trust or the Bylaws, or as the Trustees may otherwise determine.
Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims liability of the shareholders, Trustees, or officers for acts or obligations of the Trust, which are binding only on the assets and property of the Trust, and require that notice of such disclaimer be given in each note, bond, contract, instrument, certificate, or undertaking made or issued on behalf of the Trust by the Trustees or officers. In addition, the Declaration of Trust provides that shareholders of a Fund are entitled to indemnification out of the assets of their Fund to the extent that they are held personally liable for the obligations of their Fund solely by reason of being or having been a shareholder. Thus, the risk of a shareholder of a Fund incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and his or her Fund is unable to meet its obligations.
The Declaration of Trust also permits the Trustees to charge shareholders directly for custodial, transfer agency, and servicing expenses, but the Trustees have no present intention to charge shareholders directly for such expenses.
The Declaration of Trust further provides that a Trustee will not be personally liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee
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would otherwise be subject by reason of his or her own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. The Declaration of Trust also provides for indemnification of each of its Trustees and officers, except that such Trustees and officers may not be indemnified against any liability to the Trust or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.
SECURITIES LENDING
State Street serves as securities lending agent to the Trust. As securities lending agent, State Street is responsible for the implementation and administration of the securities lending program pursuant to the Securities Lending Agency Agreement (“Securities Lending Agreement”). State Street acts as agent to the Trust to lend available securities with any person on its list of approved borrowers. State Street determines whether a loan shall be made per the agreed upon parameters with the Trust and negotiates and establishes the terms and conditions of the loan with the borrower. State Street ensures that all substitute interest, dividends, and other distributions paid with respect to loan securities are credited to the applicable Fund’s relevant account on the date such amounts are delivered by the borrower to State Street. State Street receives and holds, on the Fund’s behalf, collateral from borrowers to secure obligations of borrowers with respect to any loan of available securities. State Street marks loaned securities and collateral to their market value each business day in order to maintain the value of the collateral at no less than 102% (for domestic) and 105% (for foreign) of the market value of the loaned securities. At the termination of the loan, State Street returns the collateral to the borrower upon the return of the loaned securities to State Street. State Street invests cash collateral in accordance with the Securities Lending Agreement. State Street maintains such records as are reasonably necessary to account for loans that are made and the income derived therefrom and makes available to the Funds daily, monthly, and quarterly statements describing the loans made, and the income derived from the loans, during the period. State Street performs compliance monitoring and testing of the securities lending program. The Board receives information quarterly describing the outstanding loans and income made on such loans during the period.
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The dollar amounts of gross and net income from securities lending activities received and the related fees and/or compensation paid by each applicable Fund during the fiscal year ended September 30, 2019 were as follows:
FUND	Gross income earned by the Fund from securities lending activities	Fees paid to securities lending agent from a revenue split	Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in a revenue split	Administrative fees not included in a revenue split	Indemnification fees not included in a revenue split	Rebate (paid to borrower)	Other fees not included in a revenue split, if applicable, including a description of those other fees	Aggregate fees/ compensation paid by the Fund for securities lending activities	Net income from securities lending activities
MM Select Equity Asset Fund	$2,421	$314	$19	$-	$-	$305	$-	$639	$1,782
MM Select T. Rowe Price Bond Asset Fund	$16,383	$423	$267	$-	$-	$13,296	$-	$13,986	$2,397
MM Select T. Rowe Price Emerging Markets Bond Fund	$8,387	$309	$137	$-	$-	$6,187	$-	$6,634	$1,753
MM Select T. Rowe Price Large Cap Blend Fund	$43,525	$3,059	$521	$-	$-	$22,609	$-	$26,189	$17,336
MM Select T. Rowe Price Limited Duration Inflation Focused Bond Fund	$6,074	$410	$102	$-	$-	$3,237	$-	$3,749	$2,325
MM Select T. Rowe Price Real Assets Fund	$10,078	$584	$134	$-	$-	$6,048	$-	$6,767	$3,311
MM Select T. Rowe Price Small and Mid Cap Blend Fund	$194,928	$18,511	$1,948	$-	$-	$69,575	$-	$90,034	$104,894
MM Select T. Rowe Price U.S. Treasury Long-Term Fund	$10,361	$364	$167	$-	$-	$7,765	$-	$8,296	$2,065
REDEMPTION OF SHARES
With respect to each Fund, the Trustees may suspend the right of redemption, postpone the date of payment, or suspend the determination of NAV: (a) for any period during which the NYSE is closed (other than for customary weekend and holiday closing); (b) for any period during which trading in the markets the Fund normally uses is, as determined by the SEC, restricted; (c) when an emergency exists as determined by the SEC so that disposal of the Fund’s investments or a determination of its NAV is not reasonably practicable; or (d) for such other periods as the SEC by order may permit for the protection of the Trust’s shareholders. Under normal circumstances, each Fund expects to meet redemption requests by using cash or cash equivalents in its portfolio and/or selling portfolio assets to generate cash. Under stressed market conditions, a Fund may pay redemption proceeds using cash obtained through borrowing arrangements that may be available from time to time. To the extent consistent with applicable laws and regulations, the Funds reserve the right to satisfy all or a portion of a redemption request by distributing securities or other property in lieu of cash (“in-kind” redemptions), under both normal and stressed market conditions. In-kind redemptions are typically used to meet redemption requests that represent a large percentage of the Fund’s net assets in order to minimize the effect of the large redemption on the Fund and its remaining shareholders. Some Funds may be limited in their ability to use assets other than cash to meet redemption requests due to restrictions on ownership of their portfolio assets. Any in-kind redemption will be
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effected through a distribution of all publicly traded portfolio securities or securities for which quoted bid prices are available, subject to certain exceptions. The securities distributed in an in-kind redemption will be valued in the same manner as they are valued for purposes of computing the Fund’s NAV. These securities are subject to market risk until they are sold and may increase or decrease in value prior to converting them into cash. You may incur brokerage and other transaction costs, and could incur a taxable gain or loss for income tax purposes when converting the securities to cash.
While the Trust’s Declaration of Trust would permit it to redeem shares in cash or other assets of the Fund or both, the Trust has filed an irrevocable election with the SEC to pay in cash all requests for redemption received from any shareholder if the aggregate amount of such requests in any 90-day period does not exceed the lesser of  $250,000 or 1% of a Fund’s net assets.
VALUATION OF PORTFOLIO SECURITIES
The NAV of each Fund’s shares is determined once daily as of the close of regular trading on the NYSE, on each day the NYSE is open for trading (a “business day”). The NYSE normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days. If the NYSE is scheduled to close early, the business day will be considered to end as of the time of the NYSE’s scheduled close. A Fund will not treat an intraday disruption in NYSE trading or other event that causes an unscheduled closing of the NYSE as a close of business of the NYSE for these purposes and will instead fair value securities in accordance with procedures approved annually by the Board, and under the general oversight of the Board. The NYSE currently is not open for trading on New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Each Fund calculates the NAV of each of its classes of shares by dividing the total value of the assets attributable to that class, less the liabilities attributable to that class, by the number of shares of that class that are outstanding. On holidays and other days when the NYSE is closed, each Fund’s NAV generally is not calculated and the Funds do not anticipate accepting buy or sell orders. However, the value of each Fund’s assets may still be affected on such days to the extent that a Fund holds foreign securities that trade on days that foreign securities markets are open.
Equity securities and derivative contracts that are actively traded on a national securities exchange or contract market are valued on the basis of information furnished by a pricing service, which provides the last reported sale price, or, in the case of futures contracts, the settlement price, for securities or derivatives listed on the exchange or contract market or the official closing price on the NASDAQ National Market System (“NASDAQ System”), or in the case of OTC securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Portfolio securities traded on more than one national securities exchange are valued at the last price at the close of the exchange representing the principal market for such securities. Debt securities are valued on the basis of valuations furnished by a pricing service, which generally determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Shares of other open-end mutual funds are valued at their closing NAVs as reported on each business day.
Investments for which market quotations are readily available are marked to market daily based on those quotations. Market quotations may be provided by third-party vendors or market makers, and may be determined on the basis of a variety of factors, such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty information, and foreign exchange rates. U.S. Government and agency securities may be valued on the basis of market quotations or using a model that may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. The fair values of OTC derivative contracts, including forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices, may be based on market quotations or may be modeled using a series of techniques, including simulation models, depending on the contract and the terms of the transaction. The fair values of asset-backed securities and mortgage-backed securities are estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, established benchmark yield, and estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, prepayment speed assumptions and attributes of the collateral. Restricted securities are generally valued at a discount to similar publicly traded securities.
Investments for which market quotations are not available or for which a pricing service or vendor does not provide a value, or for which such market quotations or values are considered by the investment adviser or subadviser to be unreliable (including, for example, certain foreign securities, thinly-traded securities, certain restricted securities, certain initial public offerings, or securities whose values may have been affected by a significant event) are stated at fair
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valuations determined in good faith by the Funds’ Valuation Committee1 in accordance with procedures approved annually by the Board, and under the general oversight of the Board. The Funds’ Valuation Committee employs various methods to determine fair valuations including a regular review of significant inputs and assumptions and review of any related market activity. The Funds’ Valuation Committee reports to the Board at its regularly scheduled meetings. It is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds’ fair value procedures may differ from recent market prices for the investment and may be significantly different from the value realized upon the sale of such investment.
The Funds may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the values of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next business day. The Funds may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Funds value their securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Funds’ investments may be priced based on fair values provided by a third-party vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market, between the close of the foreign market and the time the Funds calculate their NAVs.
The prices of foreign securities are quoted in foreign currencies. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Changes in the exchange rate, therefore, if applicable, will affect the NAV of shares of a Fund even when there has been no change in the values of the foreign securities measured in terms of the currency in which they are denominated.
The proceeds received by each Fund for each issue or sale of its shares, all net investment income, and realized and unrealized gain will be specifically allocated to such Fund and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the Trust’s books of account, and will be charged with the liabilities in respect of such Fund and with a share of the general liabilities of the Trust. Expenses with respect to any two or more Funds are to be allocated in proportion to the NAVs of the respective Funds except where allocations of direct expenses can otherwise be fairly made. Each class of shares of a Fund will be charged with liabilities directly attributable to such class, and other Fund expenses will be allocated in proportion to the NAVs of the respective classes.
TAXATION
Taxation of the Funds: In General
Each Fund has elected and intends to qualify each year to be treated as a regulated investment company under Subchapter M of the Code. In order to qualify as a regulated investment company, a Fund must, among other things:
(a)
derive at least 90% of its gross income for each taxable year from:

(i)
dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, and other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; and

(ii)
net income derived from interests in “qualified publicly traded partnerships” (as defined below);

(b)
distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and its net tax-exempt income, if any, for such year in a manner qualifying for the dividends-paid deduction; and

(c)
diversify its holdings so that, at the close of each quarter of its taxable year:

(i)
at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, securities

1
The voting members of the the Valuation Committee consist of the President, Treasurer, Assistant Treasurers, Vice Presidents (except for the CCO, Secretary, and Assistant Secretaries) of the Trust, as well as such other members as the Board may from time to time designate. The non-voting members of the Valuation Committee consist of the CCO, Secretary, and Assistant Secretaries. The Valuation Committee reviews and determines the fair valuation of portfolio securities and the Funds’ pricing procedures in general.

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of other regulated investment companies, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer; and
(ii)
not more than 25% of the value of its total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, (x) in the securities of any one issuer or two or more issuers which the Fund controls and that are engaged in the same, similar, or related trades or businesses (other than U.S. Government securities), or (y) in the securities of one or more qualified publicly traded partnerships (as defined below).

For purposes of the 90% gross income requirement described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the regulated investment company. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” will be treated as qualifying income. A “qualified publicly traded partnership” is a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i). In general, such entities will be treated as partnerships for U.S. federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2). Certain of a Fund’s investments in MLPs and ETFs, if any, may qualify as interests in qualified publicly traded partnerships, as described further below. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.
For purposes of the diversification test in (c) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also for purposes of the diversification test in (c) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to identification of the issuer for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test in (c) above.
The 90% gross income requirement described in (a) above and the diversification test described in (c) above may limit the extent to which a Fund can engage in certain derivative transactions, as well as the extent to which it can invest in commodities, commodities-related investments, and MLPs.
In general, if a Fund qualifies as a regulated investment company that is accorded special tax treatment, that Fund will not be subject to U.S. federal income tax on income or gains distributed in a timely manner to its shareholders in the form of dividends (including capital gain dividends). As long as a Fund qualifies as a regulated investment company, the Fund under present law will not be subject to any excise or income taxes imposed by Massachusetts.
If a Fund were to fail to meet the income, diversification or distribution test described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions, or disposing of certain assets. If a Fund were ineligible to or otherwise did not cure such failure for any year, or if a Fund were otherwise to fail to qualify as a regulated investment company in any taxable year, that Fund would be subject to tax on its taxable income at corporate rates. In addition, all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders or possibly to be treated as qualified dividend income to shareholders taxed as individuals. Finally, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a regulated investment company.
Each Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), its net tax-exempt income (if any), and net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards). Investment company taxable income or net capital gain that is retained by a Fund will be subject to tax at regular corporate rates. However, a Fund may designate any retained net capital gain amount as undistributed capital gains in a timely notice to its shareholders who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. If a Fund makes this designation, the tax basis of shares owned by a shareholder of a Fund will, for U.S. federal income tax purposes, be increased by an amount
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equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. A Fund is not required to, and there can be no assurance the Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.
In determining its net capital gain, including in connection with determining the amount available to support a capital gain dividend, its taxable income, and its earnings and profits, a regulated investment company may elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to such portion of the taxable year) and certain late-year ordinary losses (generally, the sum of its (i) net ordinary losses from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, and its (ii) other net ordinary losses attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.
Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a Fund’s net investment income. If a Fund has a net capital loss for any year, the amount thereof may be carried forward to offset capital gains in future years, thereby reducing the amount the Fund would otherwise be required to distribute in such future years to qualify for the special tax treatment accorded regulated investment companies and avoid a Fund-level tax. If a Fund incurs net capital losses, those losses will be carried forward to one or more subsequent taxable years without expiration; any such carryforward losses will retain their character as short-term or long-term.
A nondeductible excise tax at the rate of 4% will be imposed on the excess, if any, of each Fund’s “required distribution” over its actual distributions in any calendar year. The “required distribution” is 98% of the Fund’s ordinary income for the calendar year plus 98.2% of its capital gain net income recognized during the one-year period ending on October 31 (or November 30 or December 31, if the Fund is permitted to elect and so elects) plus undistributed amounts from prior years. For these purposes, ordinary gains and losses from the sale, exchange or other taxable disposition of property that would be properly taken into account after October 31 (or November 30, if the Fund makes the election referred to above) are treated as arising on January 1 of the following calendar year; in the case of a Fund with a December 31 year end, no such gains or losses will be so treated. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so. Distributions declared by a Fund during October, November, or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which declared.
Under current law, a Fund may treat the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders’ portion of the undistributed investment company taxable income and net capital gain of the Fund as a distribution of investment company taxable income and net capital gain on the Fund’s tax return. This practice, which involves the use of tax equalization, will have the effect of reducing the amount of income and gains that a Fund is required to distribute as dividends to shareholders in order for the Fund to avoid federal income tax and excise tax. This practice may also reduce the amount of the distributions required to be made to non-redeeming shareholders. The amount of any undistributed income will be reflected in the value of the shares of the Fund, and thus the total return on a shareholder’s investment will not be reduced as a result of this practice.
Fund Distributions
Except in the case of certain shareholders eligible for preferential tax treatment, e.g., qualified retirement or pension trusts, shareholders of each Fund generally will be subject to federal income taxes on Fund distributions as described herein. Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares through a dividend reinvestment plan. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to the fair market value of the new shares issued to the shareholder.
Distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder’s investment (and thus were included in the price the shareholder paid for his or her shares), even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund’s NAV reflects gains that are unrealized, or income or gains that are realized but not distributed. Such realized income or gains may be required to be distributed even when the Fund’s NAV also reflects unrealized losses.
Distributions by each Fund of investment income generally will be taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned (or is deemed to have owned) the investments
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that generated them, rather than by how long a shareholder has owned (or is deemed to have owned) his or her shares. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. Properly reported distributions of long-term capital gains, if any, are taxable in the hands of an investor as long-term gain includible in net capital gain and taxed to individuals at reduced rates. Tax rules can alter a Fund’s holding period in investments and thereby affect the tax treatment of gain or loss on such investments.
Distributions of investment income reported by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gains, provided that both the shareholder and the Fund meet certain holding period and other requirements. In order for some portion of the dividends received by a Fund shareholder to be “qualified dividend income,” the Fund must meet certain holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet certain holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation that is readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.
In general, distributions of investment income reported by each Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. If the aggregate qualified dividends received by a Fund during any taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than dividends properly reported as capital gain dividends) will be eligible to be treated as qualified dividend income. In general, Funds investing primarily in fixed income investments do not expect a significant portion of their distributions to be derived from qualified dividend income.
Dividends of net investment income received by corporate shareholders of each Fund will qualify for the dividends-received deduction generally available to corporations to the extent those dividends are reported as being attributable to qualifying dividends received by the Fund from domestic corporations for the taxable year. In general, a dividend received by a Fund will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may otherwise be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)). In general, Funds investing primarily in fixed income investments do not expect a significant portion of their distributions to qualify for the dividends received deduction.
A portion of the interest paid or accrued on certain high yield discount obligations owned by a Fund may be treated as a dividend for purposes of the corporate dividends received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by a Fund may be eligible for the dividends received deduction to the extent of the deemed dividend portion of such accrued interest.
Any distribution of income that is attributable to (i) income received by a Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction, or (ii) dividend income received by the Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders. Pursuant to proposed regulations on which a Fund may rely, distributions by a Fund to its shareholders that the Fund properly reports as “section 199A dividends,” as defined and subject to certain conditions described below, are treated as qualified REIT dividends in the hands of non-corporate shareholders. Non-corporate shareholders are permitted a federal income tax deduction equal to 20% of qualified REIT
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dividends received by them, subject to certain limitations. Very generally, a “section 199A dividend” is any dividend or portion thereof that is attributable to certain dividends received by the regulated investment company from REITs, to the extent such dividends are properly reported as such by the regulated investment company in a written notice to its shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying regulated investment company shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. A Fund is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so.
The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts, and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by a Fund of net investment income and capital gains as described above, and (ii) any net gain from the sale, redemption, exchange, or other taxable disposition of Fund shares. Shareholders are advised to consult their tax advisers regarding the possible implications of this additional tax on their investment in the Fund.
If a Fund makes a distribution to a shareholder in excess of its current and accumulated “earnings and profits” in and with respect to any taxable year, the excess distribution will be treated as a return of capital to the extent of the shareholder’s tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in his or her shares, thus reducing any loss or increasing any gain on the shareholder’s subsequent taxable disposition of his or her shares.
Sales, Redemptions, and Exchanges
Sales, redemptions, and exchanges of each Fund’s shares are taxable events and, accordingly, shareholders subject to federal income taxes may realize gains and losses on these transactions. If shares have been held for more than one year, gain or loss realized generally will be long-term capital gain or loss, provided the shareholder holds the shares as a capital asset. Otherwise, the gain or loss on a taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, a loss on a sale of Fund shares held by a shareholder for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividend paid to the shareholder with respect to such shares. Further, no loss will be allowed on a sale of Fund shares to the extent the shareholder acquires identical shares of the same Fund within 30 days before or after the disposition. In such case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss. In the case of individuals holding shares in a Fund directly, upon the sale, redemption or exchange of Fund shares, the Fund or, in the case of shares purchased through a financial intermediary, the financial intermediary may be required to provide the shareholder and the IRS with cost basis and certain other related tax information about the Fund shares sold, redeemed, or exchanged. See the Funds’ Prospectus for more information.
Under Treasury regulations, if a shareholder recognizes a loss with respect to Fund shares of  $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.
Certain Investments in Debt Obligations
Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and all zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that are acquired by a Fund will be treated as being issued with original issue discount (“OID”). Generally, the amount of the OID is treated as interest income and is included in taxable income (and required to be distributed) over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. Payment-in-kind securities will also give rise to income which is required to be distributed and is taxable even though a Fund holding the security receives no interest payment in cash on the security during the year.
Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by a Fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Subject to the discussion below regarding Section 451 of the Code, (i)
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generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security, (ii) alternatively, the Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security, and (iii) the rate at which the market discount accrues, and thus is included in the Fund’s income, will depend in part upon which of the permitted accrual methods the Fund elects. Notwithstanding the foregoing, effective for taxable years beginning after 2017, Section 451 of the Code generally requires any accrual method taxpayer to take into account items of gross income no later than the time at which such items are taken into account as revenue in the taxpayer’s financial statements. The Treasury and IRS have issued proposed regulations providing that this rule does not apply to the accrual of market discount. If the rule were to apply to the accrual of market discount, the Fund would be required to include in income any market discount as it takes the same into account on its financial statements.
Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by a Fund may be treated as having OID, or acquisition discount (very generally, the excess of the stated redemption price over the purchase price) in the case of certain types of debt obligations. Generally, the Fund will be required to include the OID, or acquisition discount, as ordinary income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A Fund may make one or more of the elections applicable to debt obligations having acquisition discount, or OID, which could affect the character and timing of recognition of income by the Fund.
As indicated above, a Fund that invests in certain debt instruments may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary. The Fund may realize gains or losses from such liquidations. In the event a Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.
Investments in debt obligations that are at risk of or in default present special tax issues for a Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, OID, or market discount; whether and to what extent a Fund should recognize market discount on such a debt obligation; when and to what extent a Fund may take deductions for bad debts or worthless securities; and how a Fund should allocate payments received on obligations in default between principal and interest. These and other related issues will be addressed by each Fund when, and if, it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.
Derivative Transactions
If a Fund engages in derivative transactions, including transactions in options, futures contracts, forward contracts, swap agreements, foreign currencies, and straddles, or other similar transactions, including for hedging purposes, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains, or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing, and character of distributions to shareholders.
A Fund’s transactions in foreign currency-denominated debt instruments and certain of its derivative activities may produce a difference between its book income and its taxable income. If a Fund’s book income exceeds its taxable income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a Fund’s book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company and to eliminate fund-level income tax.
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Investments in Regulated Investment Companies and Other Investment Funds
To the extent a Fund invests its assets in shares of ETFs or other investment companies that are regulated investment companies (“underlying funds”), its distributable income and gains will normally consist of distributions from such underlying funds and gains and losses on the disposition of shares of such underlying funds. To the extent that such an underlying fund realizes net losses on its investments for a given taxable year, the Fund will not be able to recognize its share of those losses to offset capital gains the Fund realized from other sources until and only to the extent that it disposes of shares of the underlying fund in a transaction qualifying for sale or exchange treatment (although such losses of an underlying fund may reduce distributions to the Fund from that underlying fund in future taxable years). Moreover, even when a Fund does make a disposition of shares of an underlying fund, a portion of its loss may be recognized as a long-term capital loss, which the Fund will not be able to offset against its ordinary income (including distributions of any net short-term capital gains realized by the underlying fund).
As a result of the foregoing rules, and certain other special rules, the amounts of net investment income and net capital gains that a Fund will be required to distribute to shareholders may be greater than such amounts would have been had the Fund invested directly in the securities held by the underlying funds. For similar reasons, the character of distributions from the Fund will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the underlying funds. Investing through underlying funds can therefore affect the amount, timing and character of distributions to shareholders, and may increase the amount of taxes payable by shareholders.
If at the close of each quarter of a Fund’s taxable year, at least 50% of its total assets consists of interests in other regulated investment companies, the Fund will be a “qualified fund of funds.” In that case, the Fund is permitted to elect to pass through to its shareholders foreign income and other similar taxes paid by the Fund in respect of foreign securities held directly by the Fund or by a regulated investment company in which its invests that itself elected to pass such taxes through to its shareholders, so that shareholders of the Fund will be eligible to claim a tax credit or deduction for such taxes. However, even if a Fund qualifies to make such election for any year, it may determine not to do so. See “Foreign Taxes and Investments” below.
To the extent a Fund invests in commodity-related ETFs that qualify as qualified publicly traded partnerships, the net income derived from such ETFs will constitute qualifying income for purposes of the 90% gross income test (as noted above). If such an ETF were to fail to qualify as a qualified publicly traded partnership, a portion of the gross income derived from that ETF could constitute nonqualifying income to the Fund for purposes of the 90% gross income test.
The foregoing is only a general description of certain federal tax consequences of investing in ETFs and other underlying funds.
Investments in Commodities
Investments by a Fund in commodities or commodity-linked instruments can be limited by such Fund’s intention to qualify as a regulated investment company, and can limit such fund’s ability to so qualify. Income and gains from commodities and certain commodity-linked instruments do not constitute qualifying income to a regulated investment company for purposes of the 90% gross income test described above. The tax treatment of certain other commodity-linked instruments is not certain, in particular with respect to whether income or gains from such instruments constitute qualifying income to a regulated investment company. If a Fund were to treat income or gain from a particular instrument as qualifying income and the income or gain were later determined not to constitute qualifying income and, together with any other nonqualifying income, caused such Fund’s nonqualifying income to exceed 10% of its gross income in any taxable year, such Fund would fail to qualify as a regulated investment company.
Foreign Taxes and Investments
Income proceeds and gains received by a Fund from sources outside the United States might be subject to foreign taxes that are withheld at the source or other foreign taxes. The effective rate of these foreign taxes cannot be determined in advance because it depends on the specific countries in which a Fund’s assets will be invested, the amount of the assets invested in each such country and the possibility of treaty relief.
If more than 50% of a Fund’s assets at taxable year end consists of the securities of foreign corporations, the Fund may be eligible to make an election under Section 853 of the Code so that any of its shareholders subject to federal income taxes will be able to claim a credit or deduction on their income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid by the Fund to foreign countries. If such an election is made, the ability of shareholders of the Fund to claim a foreign tax credit will be subject to limitations imposed
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by the Code, which in general limits the amount of foreign tax that may be used to reduce a shareholder’s U.S. tax liability to that amount of U.S. tax which would be imposed on the amount and type of income in respect of which the foreign tax was paid. In addition, the ability of shareholders to claim a foreign tax credit is subject to a holding period requirement. A shareholder who for U.S. income tax purposes claims a foreign tax credit in respect of Fund distributions may not claim a deduction for foreign taxes paid by the Fund, regardless of whether the shareholder itemizes deductions. Also, no deduction for foreign taxes may be claimed by shareholders who do not itemize deductions on their federal income tax returns. It should also be noted that a tax-exempt shareholder, like other shareholders, will be required to treat as part of the amounts distributed to it a pro rata portion of the income taxes paid by the Fund to foreign countries. However, that income will generally be exempt from U.S. taxation by virtue of such shareholder’s tax-exempt status and such a shareholder will not be entitled to either a tax credit or a deduction with respect to such income. A Fund that makes the election referred to above will notify its shareholders each year of the amount of dividends and distributions and the shareholders’ pro rata shares of qualified taxes paid by the Fund to foreign countries.
A Fund may invest in one or more “passive foreign investment companies” (“PFICs”). A PFIC is generally any foreign corporation: (i) 75 percent or more of the income of which for a taxable year in the Fund’s holding period is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gain over losses from certain property transactions and commodities transactions, and foreign currency gains.
Investment by a Fund in PFICs could subject the Fund to a U.S. federal income tax or other charge on distributions received from PFICs or on the proceeds from the sale of its investments in the PFICs. This tax cannot be eliminated by making distributions to Fund shareholders. However, a Fund may be able to make an election that would avoid the imposition of that tax. For example, a Fund may in certain cases elect to treat a PFIC as a “qualified electing fund” (a “QEF election”), in which case the Fund will be required to include in its income its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company. A Fund also may make an election to mark the gains (and to a limited extent losses) in a PFIC “to the market” as though it had sold and repurchased its holdings in the PFIC on the last day of the Fund’s taxable year. Such gains and losses are generally treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income by the Fund (without the receipt of cash) and increase the amount required to be distributed by a Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect a Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.” Because it is not always possible to identify a foreign corporation as a PFIC, a Fund may incur the tax and other charges described above in some instances.
Finally, a Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations, and certain foreign currency options, futures contracts, and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Such ordinary income treatment may increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses resulting from such transactions cannot be carried forward by a Fund to offset income or gains earned in subsequent taxable years.
Certain Investments in Real Estate Investment Trusts
If a Fund invests in equity securities of REITs, such investments may result in the fund’s receipt of cash in excess of the REIT’s earnings. If a Fund distributes such amounts, such distribution could constitute a return of capital to the Fund’s shareholders for federal income tax purposes. Dividends received by a Fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.
Certain Investments in Mortgage-Related Securities
A Fund may invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in CMOs with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS and Treasury regulations that have not yet been issued, but may apply retroactively, a portion of a Fund’s income that is attributable to a REIT’s residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company, such as the Funds, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC or TMP interest directly.
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In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan, or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code.
Unrelated Business Taxable Income
Income of a regulated investment company that would be UBTI if earned directly by a tax-exempt entity generally will not constitute UBTI when distributed to a tax-exempt shareholder of the regulated investment company. Notwithstanding this “blocking” effect, a tax-exempt shareholder of a Fund could realize UBTI by virtue of its investment in a Fund if shares in that Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). A tax-exempt shareholder may also recognize UBTI if a Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs as described above, if the amount of such income recognized by a Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).
Special tax consequences also apply to charitable remainder trusts (“CRTs”) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT, as defined in section 664 of the Code, that realizes UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in a Fund that recognizes “excess inclusion income” (which is described earlier). Rather, if at any time during any taxable year a CRT or one of certain other tax-exempt shareholders (such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes “excess inclusion income,” then such Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which the IRS guidance in respect of CRTs remains applicable in light of the December 2006 CRT legislation is unclear. To the extent permitted under the 1940 Act, the Funds may elect to allocate any such tax specially to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Funds. CRTs and other tax-exempt investors are urged to consult their tax advisers concerning the consequences of investing in the Funds.
Investments in MLPs
Some amounts received by a Fund from its investments in MLPs will likely be treated as returns of capital because of accelerated deductions available with respect to the activities of MLPs. On the disposition of an investment in such an MLP, the Fund will likely realize taxable income in excess of economic gain from that asset (or, in later periods, if a Fund does not dispose of the MLP, the Fund will likely realize taxable income in excess of cash flow received by the Fund from the MLP), and the Fund must take such income into account in determining whether the Fund has satisfied its regulated investment company distribution requirements. The Fund may have to borrow or liquidate securities to satisfy its distribution requirements and meet its redemption requests, even though investment considerations might otherwise make it undesirable for the Fund to borrow money or sell securities at the time. In addition, distributions attributable to gain from the sale of MLPs that are characterized as ordinary income under the Code’s recapture provisions will be taxable to Fund shareholders, when distributed to them, as ordinary income.
As noted above, certain of the MLPs in which a Fund may invest qualify as qualified publicly traded partnerships. In such cases, the net income derived from such investments will constitute qualifying income for purposes of the 90% gross income requirement described earlier for qualification as a regulated investment company. If, however, such a vehicle were to fail to qualify as a qualified publicly traded partnership in a particular year, a portion of the gross income derived from it in such year could constitute non-qualifying income to a Fund for purposes of the 90% gross income requirement and thus could adversely affect the Fund’s ability to qualify as a regulated investment company for a particular year. In addition, as described above, the diversification requirement for regulated investment company qualification will limit a Fund’s investments in one or more vehicles that are qualified publicly traded partnerships to 25% of the Fund’s total assets as of the end of each quarter of the Fund’s taxable year.
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Subject to any future regulatory guidance to the contrary, distributions attributable to qualified publicly traded partnership income from a Fund's investments in MLPs will ostensibly not qualify for the deduction available to non-corporate taxpayers in respect of such amounts received directly from an MLP.
Backup Withholding
Each Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to and proceeds of share sales, exchanges, or redemptions made by any individual shareholder who fails to furnish the Fund with a correct taxpayer identification number (TIN), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding.
Non U.S. Shareholders
Distributions by a Fund to shareholders that are not “U.S. persons” within the meaning of the Code (“foreign shareholders”) properly reported by the Fund as (1) capital gain dividends, (2) short-term capital gain dividends, and (3) interest-related dividends, each as defined and subject to certain conditions described below, generally are not subject to withholding of U.S. federal income tax.
In general, the Code defines (1) “short-term capital gain dividends” as distributions of net short-term capital gains in excess of net long-term capital losses and (2) “interest-related dividends” as distributions from U.S. source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder, in each case to the extent such distributions are properly reported as such by a Fund in a written notice to shareholders.
The exceptions to withholding for short-term capital gain dividends and capital gain dividends do not apply to (A) distributions to an individual foreign shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions attributable to gain that is treated as effectively connected with the conduct by the foreign shareholder of a trade or business within the United States under special rules regarding the disposition of U.S. real property interests.
The exception to withholding for “interest-related dividends” does not apply to distributions to a foreign shareholder (A) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation.
If a Fund invests in a regulated investment company that pays capital gain dividends, short-term capital gain dividends, or interest-related dividends to the Fund, such distributions retain their character as not subject to withholding if properly reported when paid by the Fund to foreign shareholders.
A Fund is permitted to report such part of its dividends as interest-related and/or short-term capital gain dividends as are eligible, but is not required to do so. In the case of shares held through an intermediary, the intermediary may withhold even if a Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders. Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts.
Distributions by a Fund to foreign shareholders other than capital gain dividends, short-term capital gain dividends, and interest-related dividends (e.g., dividends attributable to dividend and foreign-source interest income or to short-term capital gains or U.S. source interest income to which the exception from withholding described above does not apply) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).
Under U.S. federal income tax law, a beneficial holder of shares who or which is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund unless (i) such gain is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating one hundred eighty-three (183) days or more during the year of the sale and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of  “U.S. real property interests” (“USRPIs”) apply to the foreign shareholder’s sale of shares of the Fund (as described below).
Beneficial holders that are foreign persons with respect to whom income from a Fund is effectively connected with a trade or business conducted by the foreign shareholder within the United States will in general be subject to U.S. federal
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income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents, or domestic corporations, whether such income is received in cash or reinvested in shares of the Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisers.
Special rules would apply if a Fund were a qualified investment entity (“QIE”) because it is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition of USRPIs described below. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other trade or business assets. USRPIs generally are defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or, very generally, an entity that has been a USRPHC in the last five years. A Fund that holds, directly or indirectly, significant interests in REITs may be a USRPHC. Interests in domestically controlled QIEs, including REITs and RICs that are QIEs, not-greater-than-10% interests in publicly traded classes of stock in REITs and not-greater-than-5% interests in publicly traded classes of stock in RICs generally are not USRPIs, but these exceptions do not apply for purposes of determining whether a Fund is a QIE.
If an interest in a Fund were a USRPI, the Fund would be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% foreign shareholder, in which case such foreign shareholder generally would also be required to file U.S. tax returns and pay any additional taxes due in connection with the redemption.
If a Fund were a QIE, under a special “look-through” rule, any distributions by the Fund to a foreign person (including, in certain cases, distributions made by the Fund in redemption of its shares) attributable directly or indirectly to (i) distributions received by the Fund from a lower-tier RIC or REIT that the Fund is required to treat as USRPI gain in its hands and (ii) gains realized on the disposition of USRPIs by the Fund would retain their character as gains realized from USRPIs in the hands of the Fund’s foreign shareholders and would be subject to U.S. tax withholding. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a foreign shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the foreign shareholder’s current and past ownership of the Fund.
Foreign shareholders of a Fund also may be subject to “wash sale” rules to prevent the avoidance of the tax-filing and payment obligations discussed above through the sale and repurchase of Fund shares.
Beneficial holders that are foreign persons should consult their tax advisers and, if holding shares through intermediaries, their intermediaries, concerning the application of these rules to their investment in the Fund.
Other Reporting and Withholding Requirements
Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require a Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. If a shareholder fails to provide the requested information or otherwise fails to comply with FATCA or an IGA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends it pays. The IRS and the Department of Treasury have issued proposed regulations providing that these withholding rules will not apply to the gross proceeds of share redemptions or capital gain dividends a Fund pays. If a payment by a Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., short-term capital gain dividends and interest-related dividends).
Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.
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General Considerations
Special tax rules apply to investments though defined contribution plans and other tax-qualified plans or tax-advantaged arrangements. Shareholders should consult their tax adviser to determine the suitability of shares of a Fund as an investment through such plans and arrangements and the precise effect of an investment on their particular tax situation.
The foregoing discussion of the U.S. federal income tax consequences of investment in the Funds is a general and abbreviated summary based on the applicable provisions of the Code, U.S. Treasury regulations, and other applicable authority currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative action, possibly with retroactive effect. This discussion of the federal income tax treatment of the Funds and their shareholders does not describe in any respect the tax treatment of any particular arrangement, e.g., tax-exempt trusts or insurance products, pursuant to which or by which investments in the Funds may be made. Shareholders should consult their tax advisers as to their own tax situation, including possible foreign, state, and local taxes.
EXPERTS
Ropes & Gray LLP, The Prudential Tower, 800 Boylston Street, Boston, Massachusetts 02199-3600 serves as counsel to the Trust.
The financial statements of the Funds incorporated herein by reference from the Trust’s Annual Reports as of September 30, 2019 have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in its reports which are also incorporated herein by reference. Such financial statements have been so incorporated in reliance upon the reports of Deloitte & Touche LLP given on the authority of that firm as experts in accounting and auditing. Copies of the Trust’s Annual Reports as of September 30, 2019 are available, without charge, upon request by calling 1-888-309-3539.
GLOSSARY
   Duration:  indicates how interest rate changes will affect a debt instrument’s price. As a measure of a fixed income security’s cash flow, duration is an alternative to the concept of  “term to maturity” in assessing the price volatility associated with changes in interest rates. Generally, the longer the duration, the more volatility an investor should expect. For example, the market price of a bond with a duration of two years would be expected to decline 2% if interest rates rose 1%. Conversely, the market price of the same bond would be expected to increase 2% if interest rates fell 1%. The market price of a bond with a duration of four years would be expected to increase or decline twice as much as the market price of a bond with a two-year duration. Duration measures a security’s maturity in terms of the average time required to receive the present value of all interest and principal payments as opposed to its term to maturity. The maturity of a security measures only the time until final payment is due; it does not take account of the pattern of a security’s cash flow over time, which would include how cash flow is affected by prepayments and by changes in interest rates. Incorporating a security’s yield, coupon interest payments, final maturity, and option features into one measure, duration is computed by determining the weighted average maturity of a bond’s cash flows, where the present values of the cash flows serve as weights. Determining duration may involve a Fund’s investment adviser’s or subadviser’s estimates of future economic parameters, which may vary from actual future values.
   NRSRO:  means a nationally recognized statistical rating organization. For a description of the ratings of three NRSROs, S&P, Moody’s, and Fitch, see the Appendix to the SAI. For example, the four investment grade ratings in descending order for debt securities as rated by Moody’s are Aaa, Aa, A, and Baa- including Baa3. The four investment grade ratings for debt securities as rated by S&P are AAA, AA, A, and BBB- including BBB-. For commercial paper, Moody’s two highest ratings are P-1 and P-2 and S&P’s two highest ratings are A-1 and A-2.
   U.S. Government Securities:  include obligations issued, sponsored, assumed, or guaranteed as to principal or interest by the Government of the United States, its agencies and instrumentalities, and securities backed by such obligations.
The name MassMutual Select Funds is the designation of the Trustees under a Declaration of Trust dated May 28, 1993, as amended and restated as of November 21, 2011, as it may be further amended from time to time. The obligations of such Trust are not personally binding upon, nor shall resort be had to the property of any of the Trustees, shareholders, officers, employees, or agents of such Trust, but only the property of the relevant series of the Trust shall be bound.
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APPENDIX A—DESCRIPTION OF SECURITIES RATINGS
Although the ratings of fixed income securities by S&P, Moody’s, and Fitch are a generally accepted measurement of credit risk, they are subject to certain limitations. For example, ratings are based primarily upon historical events and do not necessarily reflect the future. Furthermore, there is a period of time between the issuance of a rating and the update of the rating, during which time a published rating may be inaccurate.
The descriptions of the S&P, Moody’s, and Fitch’s commercial paper and bond ratings are set forth below.
Commercial Paper Ratings:
S&P commercial paper ratings are graded into four categories, ranging from A for the highest quality obligations to D for the lowest. Issues assigned the highest rating of A are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety. The A-1 and A-2 categories are described as follows:
A-1—This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be noted with a plus (+) sign designation.
A-2—Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.
Moody’s employs three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers. The two highest designations are as follows:
Issuers (or supporting institutions) rated Prime-1 (or P-1) have a superior ability for repayment of senior short-term debt obligations. Prime-1 (or P-1) repayment ability will normally be evidenced by many of the following characteristics:
•
Leading market positions in well-established industries.

•
High rates of return on funds employed.

•
Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•
Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•
Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers (or supporting institutions) rated Prime-2 (or P-2) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.
Fitch’s Short-Term Credit Ratings are graded into six categories, ranging from ‘F-1’ for the highest quality obligations to ‘D’ for the lowest. The F-1 and F-2 categories are described as follows:
F-1—Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F-2—A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.
Bond Ratings:
S&P describes its four highest ratings for corporate debt as follows:
AAA—Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.
AA—Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree.
A—Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
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BBB—Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas such debt normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.
Moody’s describes its four highest corporate bond ratings as follows:
Aaa—Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa—Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they compose what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A—Bonds which are rated A possess many favorable investment attributes and may be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment in the future.
Baa—Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.
Fitch describes its four highest long-term credit ratings as follows:
AAA—“AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA—“AA” ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A—“A” ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.
BBB—“BBB” ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.
A “+” or “–” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” category or to categories below “CCC.”
S&P describes its below investment grade ratings for corporate debt as follows:
BB, B, CCC, CC, C—Debt rated “BB,” “B,” “CCC,” “CC,” and “C” is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation, “BB” indicates the lowest degree of speculation, and “C” the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
BB—Debt rated “BB” has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to
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inadequate capacity to meet timely interest and principal payments. The “BB” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BBB–” rating.
B—Debt rated “B” has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The “B” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BB” or “BB–” rating.
CCC—Debt rated “CCC” has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The “CCC” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “B” or “B–” rating.
CC—The rating “CC” is typically applied to debt subordinated to senior debt that is assigned an actual or implied “CCC” rating.
C—The rating “C” is typically applied to debt subordinated to senior debt which is assigned an actual or implied “CCC–” debt rating. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.
D—Debt rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.
Moody’s describes its below investment grade corporate bond ratings as follows:
Ba—Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B—Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa—Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
Ca—Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C—Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
Fitch describes its below investment grade long-term credit ratings as follows:
BB—“BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.
B—“B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.
CCC, CC, C—Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A “CC” rating indicates that default of some kind appears probable. “C” ratings signal imminent default.
DDD, DD, D—The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. “DDD” obligations have the highest potential for recovery, around 90% – 100% of outstanding amounts and accrued interest. “DD” indicates potential recoveries in the range of 50% – 90% and “D” the lowest recovery potential, i.e., below 50%.
Entities rated in this category have defaulted on some or all of their obligations. Entities rated “DDD” have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process.
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Entities rated “DD” and “D” are generally undergoing a formal reorganization or liquidation process; those rated “DD” are likely to satisfy a higher portion of their outstanding obligations, while entities rated “D” have a poor prospect of repaying all obligations.
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APPENDIX B—PROXY VOTING POLICIES
The following represents the proxy voting policies (the “Policies”) of the MassMutual Select Funds (the “Funds”) with respect to the voting of proxies on behalf of each series of the Funds (the “Series”). It is the policy of the Funds and MML Investment Advisers, LLC (the “Adviser”), as investment manager to the Series, to delegate (with the exception of any “Fund of Funds,” “Feeder Funds,” or “Special Situations” where the Adviser is in the best position to vote the proxy) voting responsibilities and duties with respect to all proxies to the subadvisers (the “Subadvisers”) of the Series.
I. GENERAL PRINCIPLES
In voting proxies, the Subadvisers will be guided by general fiduciary principles and their respective written proxy voting policies. The Subadvisers will act prudently and solely in the best interest of the beneficial owners of the accounts they respectively manage, and for the exclusive purpose of providing benefit to such persons.
II. SUBADVISERS
1.   The Subadvisers each have the duty to provide a copy of their written proxy voting policies to the Adviser and Funds annually. The Subadvisers’ written proxy voting policies will maintain procedures that address potential conflicts of interest.
2.   The Subadvisers will each maintain a record of all proxy votes exercised on behalf of each series of the Funds for which they act as subadviser and will furnish such records to the Adviser and Funds annually.
3.   The Subadvisers will report proxy votes that deviated from their normal proxy voting policies and any exceptions to their proxy voting policies to the Adviser quarterly.
4.   The Subadvisers will provide the Adviser and Funds with all such information and documents relating to the Subadvisers’ proxy voting in a timely manner, as necessary for the Adviser and Funds to comply with applicable laws and regulations.
III. THE FUNDS AND ADVISER
1.   The Chief Compliance Officer of the Funds will annually update the Trustees after a review of proxy voting records.
2.   The Trustees of the Funds will not vote proxies on behalf of the Funds or the Series.
3.   The Adviser will not vote proxies on behalf of the Funds or the Series, except that the Adviser will vote proxies on behalf of any Funds of Funds for which it serves as investment adviser or in Special Situations.
4.   Whenever a Feeder Fund, as an interest holder of a Master Fund, is requested to vote on any matter submitted to interest holders of the Master Fund, the Feeder Fund will either hold a meeting of its shareholders to consider such matters, and the Adviser, on behalf of the Feeder Fund, will cast its votes in proportion to the votes received from the Feeder Fund’s shareholders (shares for which a Feeder Fund receives no voting instructions will be voted in the same proportion as the votes received from the other Feeder Fund shareholders), or the Adviser, on behalf of the Feeder Fund, will cast its votes, as an interest holder of the Master Fund, in proportion to the votes received by the Master Fund from all other interest holders of the Master Fund.
Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/funds and on the Securities and Exchange Commission’s website at http://www.sec.gov.
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MML INVESTMENT ADVISERS, LLC
As Investment Adviser to the MassMutual Select Funds, MassMutual Premier Funds,
MML Series Investment Fund and MML Series Investment Fund II
(January 6, 2020)
General Overview
Policy
It is the policy of MML Investment Advisers, LLC (“MML Investment Advisers” or the “Company”) to fulfill its responsibilities under Rule 206(4)-6 (the “Rule”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), by delegating to subadvisers for each series of the MassMutual Select Funds, MassMutual Premier Funds, MML Series Investment Fund, and MML Series Investment Fund II (each, a “Trust”) proxy voting related to the securities in each subadviser’s respective portfolio, with the following exceptions: (i) each series of a Trust operating as a “fund of funds” (each a “Fund of Funds” and, collectively, the “Funds of Funds”); (ii) each series of the Trusts operating as a “feeder fund” (each, a “Feeder Fund”) to a “master fund” (“Master Fund”); and (iii) in certain other special situations (“Special Situations”). For these exceptions, MML Investment Advisers will act on behalf of the Trusts to vote proxies (including Information Statements) (“Proxies”), as described below.
Background
MML Investment Advisers currently serves as investment adviser to each of the Trusts, including those series that are Funds of Funds and Feeder Funds. With the exception of one Fund of Funds, the Funds of Funds may invest in other series of the Trusts, mutual funds advised by affiliates of MML Investment Advisers, and mutual funds advised by an unaffiliated investment adviser. With respect to the noted exception, that fund invests exclusively in mutual funds advised by an unaffiliated investment adviser.
MML Investment Advisers will vote Proxies of the underlying funds held by the Funds of Funds, of the related Master Fund for a Feeder Fund, and in certain other Special Situations in accordance with the following procedure.
Procedure
1. When a Fund of Funds holds shares of an underlying fund advised by MML Investment Advisers, MML Investment Advisers will generally vote in favor of proposals recommended by the underlying fund’s Board of Trustees and by a majority of the Trustees of the underlying fund who are not interested persons of the underlying fund or of MML Investment Advisers. However, MML Investment Advisers may alternatively, in its discretion, (i) seek instruction from the Fund of Fund’s Board of Trustees (or any member or committee thereof  (provided that such member, or each member of such committee, as the case may be, is not an interested person of the underlying fund or of MML Investment Advisers) delegated authority to provide such instructions to MML Investment Advisers and vote in accordance with such instructions, or (ii) vote in accordance with the recommendation of an independent proxy advisor or consultant retained by MML Investment Advisers to provide a recommendation, on the basis solely of the best interest of the Fund of Funds and its shareholders, as to the matter; provided, however, that prior to taking the action described in clause (ii) above, MML Investment Advisers is required to seek and obtain the prior approval of its Board of Directors. When a quorum is present at any meeting, a majority of the Board members present may take any action. If it is not possible to obtain a quorum of such Board, any action may be taken without a meeting if all Board members consent to the action in writing and such written consents are filed with the records of the meetings of the Board.
2. When a Fund of Funds holds shares of an underlying fund advised by a control affiliate of MML Investment Advisers, MML Investment Advisers will generally vote the shares held by the Fund of Funds in the same proportions (for, against, abstain) as the votes of all other shareholders (other than MML Investment Advisers or a control affiliate of MML Investment Advisers) of such underlying fund. However, MML Investment Advisers may alternatively, in its discretion, (i) seek instruction from the Fund of Funds’ Board of Trustees (or any member or committee thereof  (provided that such member, or each member of such committee, as the case may be, is not an interested person of the underlying fund or of MML Investment Advisers) delegated authority to provide such instructions to MML Investment Advisers) and vote in accordance with such instructions, or (ii) vote in accordance with the recommendation of an independent proxy advisor or consultant retained by MML Investment Advisers to provide a recommendation, on the basis solely of the best interest of the Fund of Funds and its shareholders, as to the matter; provided, however, that prior to taking the action described in clause (ii) above, MML Investment Advisers is required to seek and obtain the prior approval of its Board of Directors. When a quorum is present at any meeting, a majority of the Board members present may take any action. If it is not possible to obtain a quorum of such Board, any action may be taken without a meeting if all Board members consent to the action in writing and such written consents are filed with the records of the meetings of the Board.
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3. When a Fund of Funds holds shares of an underlying fund not advised by MML Investment Advisers or a control affiliate of MML Investment Advisers, MML Investment Advisers will generally vote the shares held by the Fund of Funds in the same proportions (for, against, abstain) as the votes of all other shareholders of such underlying fund. However, MML Investment Advisers may alternatively, in its discretion, (i) seek instruction from the Fund of Funds’ Board of Trustees (or any member or committee thereof delegated authority to provide such instructions to MML Investment Advisers) and vote in accordance with such instructions, or (ii) vote in accordance with the recommendation of an independent proxy advisor or consultant retained by MML Investment Advisers to provide a recommendation, on the basis solely of the best interest of the Fund of Funds and its shareholders, as to the matter; provided, however, that prior to taking the action described in clause (ii) above, MML Investment Advisers is required to seek and obtain the prior approval of its Board of Directors. When a quorum is present at any meeting, a majority of the Board members present may take any action. If it is not possible to obtain a quorum of such Board, any action may be taken without a meeting if all Board members consent to the action in writing and such written consents are filed with the records of the meetings of the Board.
4. Notwithstanding paragraph 3 above, (i) in the event a Fund of Funds is investing in an underlying fund pursuant to an exemptive order from the U.S. Securities and Exchange Commission, MML Investment Advisers will vote the shares held by the Fund of Funds in accordance with any conditions set forth in the order; or (ii) in the event a Fund of Funds is investing in an underlying fund pursuant to Section 12(d)(1)(F) of the Investment Company Act of 1940, as amended, MML Investment Advisers will vote the shares held by the Fund of Funds either by seeking instructions from the Fund of Funds’ shareholders or vote the shares in the same proportions (for, against, abstain) as the votes of all other shareholders of the underlying fund.
5. When a fund is structured as a Feeder Fund that is an interest holder of a Master Fund and is requested to vote on any matter submitted to interest holders of the Master Fund, MML Investment Advisers will, on behalf of the Feeder Fund, generally vote the shares held by the Feeder Fund in the same proportions (for, against, abstain) as the votes of all other interest holders of such Master Fund. However, if the Feeder Fund elects to hold a meeting of its own shareholders to consider such matters, MML Investment Advisers will, on behalf of the Feeder Fund, vote the shares held by the Feeder Fund in proportion to the votes received from its shareholders, with shares for which a Feeder Fund receives no voting instructions being voted in the same proportion as the votes received from the other Feeder Fund shareholders.
6. Although rare, there is a possibility of Special Situations presented where MML Investment Advisers is in the best position to vote Proxies. In those Special Situations, which are determined by the Investment Management team in consultation with MML Investment Advisers’ Chief Compliance Officer and/or legal counsel, MML Investment Advisers (i) will, when the Special Situation involves a proxy for a Funds’ investment in another mutual fund or pooled investment vehicle, generally vote the shares held in the same proportions (for, against, abstain) as the votes of all other shareholders of such underlying fund; (ii) may seek instruction from the relevant Trust’s Board of Trustees (or any member or committee thereof delegated authority to provide such instructions to MML Investment Advisers) and vote in accordance with such instructions; or (iii) may vote in accordance with the recommendation of an independent proxy advisor or consultant retained by MML Investment Advisers to provide a recommendation, on the basis solely of the best interest of the Trust and its shareholders, as to the matter; provided, however, that prior to taking the action described in clause (iii) above, MML Investment Advisers is required to seek and obtain the prior approval of its Board of Directors. When a quorum is present at any meeting, a majority of the Board members present may take any action. If it is not possible to obtain a quorum of such Board, any action may be taken without a meeting if all Board members consent to the action in writing and such written consents are filed with the records of the meetings of the Board.
Operating Procedures
MML Investment Advisers exercises its proxy voting responsibility with respect to the Funds of Funds, Feeder Funds, and Special Situations through the Investment Management team.
All proxy statements, including Information Statements (“Proxy Statements”) and proxy cards received by associates relating to a Fund of Funds, Feeder Fund, or Special Situations are to be immediately forwarded to the Investment Management team. The head of Investment Management or his/her designee, then is responsible for (i) logging, reviewing and casting the vote for all Proxies solicited and received, (ii) voting such Proxies in a manner consistent with these policies and procedures, (iii) documenting the method followed in determining how to cast the vote, and (iv) maintaining the records required by Rule 204-2 under the Advisers Act.
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Record Retention
The Investment Management team will retain for such time periods as set forth in Rule 204-2:
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Copies of all policies and procedures required by the Rule;

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A copy of each Proxy Statement that MML Investment Advisers receives regarding a Fund of Fund’s or Feeder Fund’s investments;

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A copy of each Proxy Statement that MML Investment Advisers receives regarding a Special Situation;

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A record of each vote cast by MML Investment Advisers on behalf of a Fund of Funds, a Feeder Fund, or in a Special Situation; and

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A copy of any document created by MML Investment Advisers that was material to making a decision how to vote Proxies on behalf of a Fund of Funds, a Feeder Fund, or in a Special Situation or that otherwise memorializes the basis for that decision.

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J.P. MORGAN INVESTMENT MANAGEMENT INC.
Proxy Voting Guidelines
The Board of Trustees has delegated to J.P. Morgan and its affiliated advisers, proxy voting authority with respect to the fund’s portfolio securities. To ensure that the proxies of portfolio companies are voted in the best interests of the fund, the fund’s Board of Trustees has adopted J.P. Morgan’s detailed proxy voting procedures (the “Procedures”) that incorporate guidelines (“Guidelines”) for voting proxies on specific types of issues.
J.P. Morgan and its affiliated advisers are part of a global asset management organization with the capability to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, the Guidelines are customized for each region to take into account such variations. Separate Guidelines cover the regions of  (1) North America, (2) Europe, Middle East, Africa, Central America and South America, (3) Asia (ex-Japan) and (4) Japan, respectively.
Notwithstanding the variations among the Guidelines, all of the Guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, J.P. Morgan and its affiliated advisers will apply the Guidelines of the region in which the issuer of such security is organized. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that J.P. Morgan and its affiliated adviser have encountered globally, based on many years of collective investment management experience.
To oversee and monitor the proxy-voting process, J.P. Morgan has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. The primary function of each proxy committee is to review periodically general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues. The procedures permit an independent voting service, to perform certain services otherwise carried out or coordinated by the proxy administrator.
Although for many matters the Guidelines specify the votes to be cast, for many others, the Guidelines contemplate case-by-case determinations. In addition, there will undoubtedly be proxy matters that are not contemplated by the Guidelines. For both of these categories of matters and to override the Guidelines, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest (between the fund on the one hand, and J.P. Morgan and its affiliates on the other hand) and ensure that the proxy vote is cast in the best interests of the fund. A conflict is deemed to exist when the proxy is for JPMorgan Chase & Co. stock or for JPMorgan Funds, or when the proxy administrator has actual knowledge indicating that a J.P. Morgan affiliate is an investment banker or rendered a fairness opinion with respect to the matter that is the subject of the proxy vote. When such conflicts are identified, the proxy will be voted by an independent third party either in accordance with J.P. Morgan proxy voting guidelines or by the third party using its own guidelines.
When other types of potential material conflicts of interest are identified, the proxy administrator and, as necessary, J.P. Morgan Asset Management’s Chief Fiduciary Officer will evaluate the potential conflict of interest and determine whether such conflict actually exists, and if so, will recommend how J.P. Morgan will vote the proxy. In addressing any material conflict, J.P. Morgan may take one or more of the following measures (or other appropriate action): removing or “walling off” from the proxy voting process certain J.P. Morgan personnel with knowledge of the conflict, voting in accordance with any applicable Guideline if the application of the Guideline would objectively result in the casting of a proxy vote in a predetermined manner, or deferring the vote to or obtaining a recommendation from a third independent party, in which case the proxy will be voted by, or in accordance with the recommendation of, the independent third party.
The following summarizes some of the more noteworthy types of proxy voting policies of the non-U.S. Guidelines:
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Corporate governance procedures differ among the countries. Because of time constraints and local customs, it is not always possible for J.P. Morgan to receive and review all proxy materials in connection with each item submitted for a vote. Many proxy statements are in foreign languages. Proxy materials are generally mailed by the issuer to the sub-custodian which holds the securities for the client in the country where the portfolio company is organized, and there may not be sufficient time for such materials to be transmitted to J.P. Morgan in time for a vote to be cast. In some countries, proxy statements are not mailed at all, and in some locations, the deadline for voting is two to four days after the initial announcement that a vote is to be solicited and it may not always be possible to obtain sufficient information to make an informed decision in good time to vote.

•
Certain markets require that shares being tendered for voting purposes are temporarily immobilized from trading until after the shareholder meeting has taken place. Elsewhere, notably emerging markets, it may not always

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be possible to obtain sufficient information to make an informed decision in good time to vote. Some markets require a local representative to be hired in order to attend the meeting and vote in person on our behalf, which can result in considerable cost. J.P. Morgan also considers the cost of voting in light of the expected benefit of the vote. In certain instances, it may sometimes be in the Fund’s best interests to intentionally refrain from voting in certain overseas markets from time to time.
•
Where proxy issues concern corporate governance, takeover defense measures, compensation plans, capital structure changes and so forth, J.P. Morgan pays particular attention to management’s arguments for promoting the prospective change J.P. Morgan’s sole criterion in determining its voting stance is whether such changes will be to the economic benefit of the beneficial owners of the shares.

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J.P. Morgan is in favor of a unitary board structure of the type found in the United Kingdom as opposed to tiered board structures. Thus, J.P. Morgan will generally vote to encourage the gradual phasing out of tiered board structures, in favor of unitary boards. However, since tiered boards are still very prevalent in markets outside of the United Kingdom, local market practice will always be taken into account.

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J.P. Morgan will use its voting powers to encourage appropriate levels of board independence, taking into account local market practice.

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J.P. Morgan will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.

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J.P. Morgan will vote in favor of increases in capital which enhance a company’s long-term prospects. J.P. Morgan will also vote in favor of the partial suspension of preemptive rights if they are for purely technical reasons (e.g., rights offers which may not be legally offered to shareholders in certain jurisdictions). However, J.P. Morgan will vote against increases in capital which would allow the company to adopt “poison pill” takeover defense tactics, or where the increase in authorized capital would dilute shareholder value in the long term.

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J.P. Morgan will vote in favor of proposals which will enhance a company’s long-term prospects. J.P. Morgan will vote against an increase in bank borrowing powers which would result in the company reaching an unacceptable level of financial leverage, where such borrowing is expressly intended as part of a takeover defense, or where there is a material reduction in shareholder value.

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J.P. Morgan will generally vote against anti-takeover devices.

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Where social or environmental issues are the subject of a proxy vote, J.P. Morgan will consider the issue on a case-by-case basis, keeping in mind at all times the best economic interests of its clients.

The following summarizes some of the more noteworthy types of proxy voting policies of the U.S. Guidelines:
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J.P. Morgan considers votes on director nominees on a case-by-case basis. Votes generally will be withheld from directors who: (a) attend less than 75% of board and committee meetings without a valid excuse; (b) adopt or renew a poison pill without shareholder approval; (c) are affiliated directors who serve on audit, compensation or nominating committees or are affiliated directors and the full board serves on such committees or the company does not have such committees; (d) ignore a shareholder proposal that is approved by a majority of either the shares outstanding or the votes cast based on a review over a consecutive two year time frame; (e) are insiders and affiliated outsiders on boards that are not at least majority independent; or (f) are CEOs of publically-traded companies who serve on more than three public boards or serve on more than four public company boards. In addition, votes are generally withheld for directors who serve on committees in certain cases. For example, the Adviser generally withholds votes from audit committee members in circumstances in which there is evidence that there exists material weaknesses in the company’s internal controls. Votes generally are also withheld from directors when there is a demonstrated history of poor performance or inadequate risk oversight or when the board adopts changes to the company’s governing documents without shareholder approval if the changes materially diminish shareholder rights.

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J.P. Morgan votes proposals to classify boards on a case-by-case basis, but normally will vote in favor of such proposal if the issuer’s governing documents contain each of eight enumerated safeguards (for example, a majority of the board is composed of independent directors and the nominating committee is composed solely of such directors).

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•
J.P. Morgan also considers management poison pill proposals on a case-by-case basis, looking for shareholder-friendly provisions before voting in favor.

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J.P. Morgan votes against proposals for a super-majority vote to approve a merger.

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J.P. Morgan considers proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis, taking into account such factors as the extent of dilution and whether the transaction will result in a change in control.

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J.P. Morgan considers vote proposals with respect to compensation plans on a case-by-case basis. The analysis of compensation plans focuses primarily on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders) and includes an analysis of the structure of the plan and pay practices of other companies in the relevant industry and peer companies. Other matters included in the analysis are the amount of the company’s outstanding stock to be reserved for the award of stock options, whether the exercise price of an option is less than the stock’s fair market value at the date of the grant of the options, and whether the plan provides for the exchange of outstanding options for new ones at lower exercise prices.

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J.P. Morgan also considers on a case-by-case basis proposals to change an issuer’s state of incorporation, mergers and acquisitions and other corporate restructuring proposals and certain social issue proposals.

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J.P. Morgan generally votes for management proposals which seek shareholder approval to make the state of incorporation the exclusive forum for disputes if the company is a Delaware corporation; otherwise, J.P. Morgan votes on a case by case basis.

•
J.P. Morgan generally encourages a level of reporting on environmental matters that is not unduly costly or burdensome and which does not place the company at a competitive disadvantage, but which provides meaningful information to enable shareholders to evaluate the impact of the company’s environmental policies and practices on its financial performance. In general, J.P. Morgan supports management disclosure practices that are overall consistent with the goals and objective expressed above. Proposals with respect to companies that have been involved in controversies, fines or litigation are expected to be subject to heightened review and consideration.

•
In evaluating how to vote environmental proposals, key considerations may include but are not limited to issuer considerations such as asset profile of the company, including whether it is exposed to potentially secularly potentially declining demand for the company’s products or services due to environmental considerations; cash deployment; cost structure of the company, including its position on the cost curve, expected impact of future carbon tax and exposure to high fixed operating costs; corporate behavior of the company; demonstrated capabilities of the company, its strategic planning process, and past performance; current level of disclosure of the company and consistency of disclosure across its industry; and whether the company incorporates environmental or social issues in a risk assessment or risk reporting framework. J.P. Morgan may also consider whether peers have received similar proposals and if so, were the responses transparent and insightful; would adoption of the proposal inform and educate shareholders; and have companies that adopted the proposal provided insightful and meaningful information that would allow shareholders to evaluate the long-term risks and performance of the company; does the proposal require disclosure that is already addressed by existing and proposed mandated regulatory requirements or formal guidance at the local, state, or national level or the company’s existing disclosure practices; and does the proposal create the potential for unintended consequences such as a competitive disadvantage.

•
With regard to social issues, among other factors, J.P. Morgan considers the company’s labor practices, supply chain, how the company supports and monitors those issues, what types of disclosure the company and its peers currently provide, and whether the proposal would result in a competitive disadvantage for the company.

•
J.P. Morgan reviews Say on Pay proposals on a case by case basis with additional review of proposals where the issuer’s previous year’s proposal received a low level of support.

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T. ROWE PRICE ASSOCIATES, INC. AND ITS INVESTMENT ADVISER AFFILIATES
PROXY VOTING POLICIES AND PROCEDURES
RESPONSIBILITY TO VOTE PROXIES
T. Rowe Price Associates, Inc., and its affiliated investment advisers (collectively, “T. Rowe Price”) recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company’s directors and on matters affecting certain important aspects of the company’s structure and operations that are submitted to shareholder vote. The U.S.-registered investment companies which T. Rowe Price sponsors and serves as investment adviser (the “Price Funds”) as well as other investment advisory clients have delegated to T. Rowe Price certain proxy voting powers. As an investment adviser, T. Rowe Price has a fiduciary responsibility to such clients when exercising its voting authority with respect to securities held in their portfolios. T. Rowe Price reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.
T. Rowe Price has adopted these Proxy Voting Policies and Procedures (“Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies. This document is updated annually.
Fiduciary Considerations. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities. Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.
Other Considerations. One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. We recognize that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors. Accordingly, our proxy voting guidelines are not intended to substitute our judgment for management’s with respect to the company’s day-to-day operations. Rather, our proxy voting guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders; to align the interests of management with those of shareholders; and to encourage companies to adopt best practices in terms of their corporate governance and disclosure. In addition to our proxy voting guidelines, we rely on a company’s public filings, its board recommendations, its track record, country-specific best practices codes, our research providers and, most importantly, our investment professionals’ views in making voting decisions.
ADMINISTRATION OF POLICIES AND PROCEDURES
Proxy Committee. T. Rowe Price’s Proxy Committee (“Proxy Committee”) is responsible for establishing positions with respect to corporate governance and other proxy issues. Certain delegated members of the Proxy Committee also review questions and respond to inquiries from clients and mutual fund shareholders pertaining to proxy issues. While the Proxy Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or client. Rather, this responsibility is held by the Chairperson of the Price Fund’s Investment Advisory Committee or client’s portfolio manager.
Proxy Services Group. The Proxy Services Group is responsible for administering the proxy voting process as set forth in the Policies and Procedures.
Head of Corporate Governance. Our Head of Corporate Governance is responsible for reviewing the proxy agendas for all upcoming meetings and making company-specific recommendations to our global industry analysts and portfolio managers with regard to the voting decisions in their portfolios.
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HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED
In order to facilitate the proxy voting process, T. Rowe Price has retained Institutional Shareholder Services (“ISS”) as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include custom vote recommendations, research, vote execution, and reporting. In order to reflect T. Rowe Price’s issue-by-issue voting guidelines as approved each year by the Proxy Committee, ISS maintains and implements a custom voting policy for the Price Funds and other client accounts.
Meeting Notification
T. Rowe Price utilizes ISS’ voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles T. Rowe Price holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily and transmitted to T. Rowe Price through ProxyExchange, an ISS application.
Vote Determination
Each day, ISS delivers into T. Rowe Price’s customized ProxyExchange environment a comprehensive summary of upcoming meetings, proxy proposals, publications discussing key proxy voting issues, and custom vote recommendations to assist us with proxy research and processing. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the perspective of our clients.
Portfolio managers may execute their responsibility to vote proxies in different ways. Some have decided to vote their proxies generally in line with the guidelines as set by the Proxy Committee. Others review vote recommendations and approve them before the votes are cast. In all cases, portfolio managers receive current reports summarizing all proxy votes in their client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their votes. The Proxy Services Group is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is contrary to our proxy voting guidelines.
T. Rowe Price Voting Policies
Specific proxy voting guidelines have been adopted by the Proxy Committee for all regularly occurring categories of management and shareholder proposals. A detailed set of proxy voting guidelines is available on the T. Rowe Price website, www.troweprice.com. The following is a summary of our guidelines on the most significant proxy voting topics:
Election of Directors.   For U.S. companies, T. Rowe Price generally supports slates with a majority of independent directors. However, T. Rowe Price may vote against outside directors who do not meet our criteria relating to their independence, particularly when they serve on key board committees, such as compensation and nominating committees, for which we believe that all directors should be independent. Outside of the U.S., we expect companies to adhere to the minimum independence standard established by regional corporate governance codes. At a minimum, however, we believe boards in all regions should include a blend of executive and non-executive members, and we are likely to vote against senior executives at companies with insufficient representation by independent directors. We also vote against directors who are unable to dedicate sufficient time to their board duties due to their commitments to other boards. We may vote against certain directors who have served on company boards where we believe there has been a gross failure in governance or oversight. In certain markets, a lack of diversity on the board may cause us to oppose the members of the board’s Nominating Committee. Additionally, we may vote against compensation committee members who approve excessive executive compensation or severance arrangements. We support efforts to elect all board members annually because boards with staggered terms lessen directors’ accountability to shareholders and act as deterrents to takeover proposals. To strengthen boards’ accountability, T. Rowe Price supports proposals calling for a majority vote threshold for the election of directors and we may withhold votes from an entire board if they fail to implement shareholder proposals that receive majority support.
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Anti-Takeover, Capital Structure and Corporate Governance Issues.   T. Rowe Price generally opposes anti-takeover measures since they adversely impact shareholder rights and limit the ability of shareholders to act on potential value-enhancing transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes, and poison pills. When voting on capital structure proposals, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights.
Executive Compensation Issues.   T. Rowe Price’s goal is to assure that a company’s equity-based compensation plan is aligned with shareholders’ long-term interests. We evaluate plans on a case-by-case basis, using a number of factors, including dilution to shareholders, problematic plan features, burn rate, and the equity compensation mix. Plans that are constructed to effectively and fairly align executives’ and shareholders’ incentives generally earn our approval. Conversely, we oppose compensation packages that provide what we view as excessive awards to few senior executives or contain the potential for excessive dilution relative to the company’s peers. We also may oppose equity plans at any company where we deem the overall compensation practices to be problematic. We generally oppose efforts to reprice options in the event of a decline in value of the underlying stock unless such plans appropriately balance shareholder and employee interests. For companies with particularly egregious pay practices such as excessive severance packages, executives with outsized pledged/hedged stock positions, executive perks, and bonuses that are not adequately linked to performance, we may vote against compensation committee members. We analyze management proposals requesting ratification of a company’s executive compensation practices (“Say-on-Pay” proposals) on a case-by-case basis, using a screen that assesses the long-term linkage between executive compensation and company performance as well as the presence of objectionable structural features in compensation plans. With respect to the frequency in which companies should seek advisory votes on compensation, in most cases we believe shareholders should be offered the opportunity to vote annually. Finally, we may oppose compensation committee members or even the entire board if we have cast votes against a company’s “Say-on-Pay” vote in consecutive years.
Mergers and Acquisitions.   T. Rowe Price considers takeover offers, mergers, and other extraordinary corporate transactions on a case-by-case basis to determine if they are beneficial to shareholders’ current and future earnings stream and to ensure that our Price Funds and clients are receiving fair consideration for their securities. We oppose a high proportion of proposals for the ratification of executive severance packages (“Say on Golden Parachute” proposals) in conjunction with merger transactions if we conclude these arrangements reduce the alignment of executives’ incentives with shareholders’ interests.
Corporate Social Responsibility Issues.   Vote recommendations for corporate responsibility issues are generated by the Head of Corporate Governance in consultation with the T. Rowe Price Responsible Investment team. T. Rowe Price generally votes with a company’s management on social, environmental, and corporate responsibility proposals unless the issue has substantial investment implications for the company’s business or operations which have not been adequately addressed by management. T. Rowe Price supports well-targeted shareholder proposals on environmental and other public policy issues that are particularly relevant to a company’s businesses.
Global Portfolio Companies.   ISS applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company’s domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of the shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not appropriate for all markets. The Proxy Committee has reviewed ISS’ general global policies and has developed custom international proxy voting guidelines based on those recommendations, regional codes of corporate governance, and our own views as investors in these markets.
Fixed Income and Passively Managed Strategies.   Proxy voting for our fixed income and indexed portfolios is administered by the Proxy Services Group using T. Rowe Price’s guidelines as set by the Proxy Committee. Indexed strategies generally vote in line with the T. Rowe Price guidelines. Fixed income strategies generally follow the proxy vote determinations on security holdings held by our equity accounts unless the matter is specific to a particular fixed income security such as consents, restructurings, or reorganization proposals.
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Shareblocking.   Shareblocking is the practice in certain foreign countries of  “freezing” shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. T. Rowe Price’s policy is generally to refrain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the loss of liquidity in the blocked shares.
Securities on Loan.   The Price Funds and our institutional clients may participate in securities lending programs to generate income. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the applicable deadline. T. Rowe Price’s policy is generally not to vote securities on loan unless we determine there is a material voting event that could affect the value of the loaned securities. In this event, we have the discretion to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting. A monthly monitoring process is in place to review securities on loan and how they may affect proxy voting.
Monitoring and Resolving Conflicts of Interest
The Proxy Committee is also responsible for monitoring and resolving potential material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price’s voting guidelines are predetermined by the Proxy Committee, application of the guidelines by fund portfolio managers to vote fund proxies should in most instances adequately address any potential conflicts of interest. However, consistent with the terms of the Policies and Procedures, which allow portfolio managers to vote proxies opposite our general voting guidelines, the Proxy Committee regularly reviews all such proxy votes that are inconsistent with the proxy voting guidelines to determine whether the portfolio manager’s voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other material relationships between T. Rowe Price and a portfolio company (unrelated to the ownership of the portfolio company’s securities) could have influenced an inconsistent vote on that company’s proxy. Issues raising potential conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote.
With respect to personal conflicts of interest, T. Rowe Price’s Code of Ethics and Conduct requires all employees to avoid placing themselves in a “compromising position” in which their interests may conflict with those of our clients and restrict their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.
Specific Conflict of Interest Situations.   Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price policy, and votes inconsistent with policy will not be permitted. In the event that there is no previously established guideline for a specific voting issue appearing on the T. Rowe Price Group proxy, the Price Funds will abstain on that voting item. In addition, T. Rowe Price has voting authority for proxies of the holdings of certain Price Funds that invest in other Price Funds. In cases where the underlying fund of an investing Price Fund, including a fund-of-funds, holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the upper-tier fund in the same proportion as the votes cast by the shareholders of the underlying funds (other than the T. Rowe Price Reserve Investment Funds).
Limitations on Voting Proxies of Banks
T. Rowe Price has obtained relief from the U.S. Federal Reserve Board (the “FRB Relief”) which permits, subject to a number of conditions, T. Rowe Price to acquire in the aggregate on behalf of its clients, 10% or more of the total voting stock of a bank, bank holding company, savings and loan holding company or savings association (each a “Bank”), not to exceed a 15% aggregate beneficial ownership maximum in such Bank. One such condition affects the manner in which T. Rowe Price will vote its clients’ shares of a Bank in excess of 10% of the Bank’s total voting stock (“Excess Shares”). The FRB Relief requires that T. Rowe Price use its best efforts to vote the Excess Shares in the same proportion as all other shares voted, a practice generally referred to as “mirror voting,” or in the event that such efforts to mirror vote are unsuccessful, Excess Shares will not be voted. With respect to a shareholder vote for a Bank of which T. Rowe Price has aggregate beneficial ownership of greater than 10% on behalf of its clients, T. Rowe Price will determine which of its clients’ shares are Excess Shares on a pro rata basis across all of its clients’ portfolios for which T. Rowe Price has the power to vote proxies.
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REPORTING, RECORD RETENTION AND OVERSIGHT
The Proxy Committee, and certain personnel under the direction of the Proxy Committee, perform the following oversight and assurance functions, among others, over T. Rowe Price’s proxy voting: (1) periodically samples proxy votes to ensure that they were cast in compliance with T. Rowe Price’s proxy voting guidelines; (2) reviews, no less frequently than annually, the adequacy of the Policies and Procedures to make sure that they have been implemented effectively, including whether they continue to be reasonably designed to ensure that proxies are voted in the best interests of our clients; (3) performs due diligence on whether a retained proxy advisory firm has the capacity and competency to adequately analyze proxy issues, including the adequacy and quality of the proxy advisory firm’s staffing and personnel and its policies; and (4) oversees any retained proxy advisory firms and their procedures regarding their capabilities to (i) produce proxy research that is based on current and accurate information and (ii) identify and address any conflicts of interest and any other considerations that we believe would be appropriate in considering the nature and quality of the services provided by the proxy advisory firm.
T. Rowe Price will furnish Vote Summary Reports, upon request, to its institutional clients that have delegated proxy voting authority. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods and are provided to such clients upon request.
T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price proxy voting guidelines, Proxy Committee meeting materials, and other internal research relating to voting decisions are maintained in accordance with applicable requirements.
TRP 2019 Proxy Voting Policies
Updated: February 2019
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APPENDIX C—ADDITIONAL PORTFOLIO MANAGER INFORMATION
J.P. Morgan Investment Management Inc.
The portfolio managers of the MM Select Equity Asset Fund are Tim Snyder and Raffaele Zingone.
Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Tim Snyder
Registered investment companies**	8	$9,189 million	0	$0
Other pooled investment vehicles	9	$3,377 million	0	$0
Other accounts	11	$8,404 million	0	$0
Raffaele Zingone
Registered investment companies**	12	$10,085 million	0	$0
Other pooled investment vehicles	8	$2,819 million	0	$0
Other accounts	11	$8,404 million	0	$0

*
The information provided is as of September 30, 2019. The total value and number of accounts managed by a portfolio manager may include sub-accounts of asset allocation, multi-managed, and other accounts.

**
Does not include the MM Select Equity Asset Fund.

Ownership of Securities:
As of September 30, 2019, the portfolio managers did not own any shares of the MM Select Equity Asset Fund.
Conflicts of Interest:
The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Fund (“Similar Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities. Responsibility for managing J.P. Morgan’s and its affiliates’ clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimizes the potential for conflicts of interest.
J.P. Morgan and/or its affiliates (“JPMorgan Chase”) perform investment services, including rendering investment advice, to varied clients. J.P. Morgan, JPMorgan Chase and its or their directors, officers, agents, and/or employees may render similar or differing investment advisory services to clients and may give advice or exercise investment responsibility and take such other action with respect to any of its other clients that differs from the advice given or the timing or nature of action taken with respect to another client or group of clients. It is J.P. Morgan’s policy, to the extent practicable, to allocate, within its reasonable discretion, investment opportunities among clients over a period of time on a fair and equitable basis. One or more of J.P. Morgan’s other client accounts may at any time hold, acquire, increase, decrease, dispose, or otherwise deal with positions in investments in which another client account may have an interest from time-to-time.
J.P. Morgan, JPMorgan Chase, and any of its or their directors, partners, officers, agents or employees, may also buy, sell, or trade securities for their own accounts or the proprietary accounts of J.P. Morgan and/or JPMorgan Chase. J.P. Morgan and/or JPMorgan Chase, within their discretion, may make different investment decisions and other actions with respect to their own proprietary accounts than those made for client accounts, including the timing or nature of such investment decisions or actions. Further, J.P. Morgan is not required to purchase or sell for any client account securities that it, JPMorgan Chase, and any of its or their employees, principals, or agents may purchase or sell for their own accounts or the proprietary accounts of J.P. Morgan, or JPMorgan Chase or its clients. J.P. Morgan and/or its affiliates may receive
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more compensation with respect to certain Similar Accounts than that received with respect to the Fund or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for J.P. Morgan and its affiliates or the portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, J.P. Morgan or its affiliates could be viewed as having a conflict of interest to the extent that J.P. Morgan or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in J.P. Morgan’s or its affiliates’ employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon J.P. Morgan and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as J.P. Morgan or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. J.P. Morgan and its affiliates may be perceived as causing accounts they manage to participate in an offering to increase J.P. Morgan’s and its affiliates’ overall allocation of securities in that offering.
A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If J.P. Morgan or its affiliates manage accounts that engage in short sales of securities of the type in which the Fund invests, J.P. Morgan or its affiliates could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.
As an internal policy matter, J.P. Morgan or its affiliates may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments J.P. Morgan or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude the Fund from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the Fund’s objectives.
The goal of J.P. Morgan and its affiliates is to meet their fiduciary obligation with respect to all clients. J.P. Morgan and its affiliates have policies and procedures that seek to manage conflicts. J.P. Morgan and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with J.P. Morgan’s Codes of Ethics and JPMorgan Chase and Co.’s Code of Conduct. With respect to the allocation of investment opportunities, J.P. Morgan and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example: Orders for the same equity security traded through a single trading desk or system are aggregated on a continual basis throughout each trading day consistent with J.P. Morgan’s and its affiliates’ duty of best execution for their clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, J.P. Morgan and its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.
Purchases of money market instruments and fixed income securities cannot always be allocated pro-rata across the accounts with the same investment strategy and objective. However, J.P. Morgan and its affiliates attempt to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of J.P. Morgan or its affiliates so that fair and equitable allocation will occur over time.
Compensation:
The discussion below describes the portfolio managers’ compensation as of September 30, 2019.
J.P. Morgan’s compensation programs are designed to align the behavior of employees with the achievement of its short- and long-term strategic goals, which revolve around client investment objectives. This is accomplished, in part, through a balanced performance assessment process and total compensation program, as well as a clearly defined culture that rigorously and consistently promotes adherence to the highest ethical standards.
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In determining portfolio manager compensation, J.P. Morgan uses a balanced discretionary approach to assess performance against four broad categories: (1) business results; (2) risk and control; (3) customers and clients; and (4) people and leadership.
These performance categories consider short-, medium- and long-term goals that drive sustained value for clients, while accounting for risk and control objectives. Specifically, portfolio manager performance is evaluated against various factors including the following: (1) blended pre-tax investment performance relative to competitive indices, generally weighted more to the long-term; (2) individual contribution relative to the client’s risk/return objectives; and (3) adherence with J.P. Morgan’s compliance, risk and regulatory procedures.
Feedback from J.P. Morgan’s risk and control professionals is considered in assessing performance.
J.P. Morgan maintains a balanced total compensation program comprised of a mix of fixed compensation (including a competitive base salary and, for certain employees, a fixed cash allowance), variable compensation in the form of cash incentives, and long-term incentives in the form of equity based and/or fund-tracking incentives that vest over time. Long-term awards comprise up to 60% of overall incentive compensation, depending on an employee’s pay level.
Long-term awards are generally in the form of time-vested JPMC Restricted Stock Units (“RSUs”). However, portfolio managers are subject to a mandatory deferral of long-term incentive compensation under J.P. Morgan’s Mandatory Investor Plan (“MIP”). The MIP provides for a rate of return equal to that of the fund(s) that the portfolio managers manage, thereby aligning portfolio manager’s pay with that of their client’s experience/return. 100% of the portfolio manager’s long-term incentive compensation is eligible for MIP with 50% allocated to the specific fund(s) they manage, as determined by their respective manager. The remaining portion of the overall amount is electable and may be treated as if invested in any of the other funds available in the plan or can take the form of RSUs.
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T. Rowe Price Associates, Inc.
T. Rowe Price International Ltd
T. Rowe Price Japan, Inc.
The portfolio managers of the MM Select T. Rowe Price Bond Asset Fund are Steve Bartolini, Arif Husain, and Ken Orchard.
Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Steve Bartolini
Registered investment companies**	6	$38,461,337,461	0	$0
Other pooled investment vehicles	5	$12,789,726,852	0	$0
Other accounts	1	$117,559,432	0	$0
Arif Husain
Registered investment companies**	4	$13,049,627,577	0	$0
Other pooled investment vehicles	16	$12,508,038,449	1	$184,331,870
Other accounts	2	$379,979,300	0	$0
Ken Orchard
Registered investment companies**	3	$6,960,542,820	0	$0
Other pooled investment vehicles	2	$306,451,099	0	$0
Other accounts	1	$249,363,091	0	$0

*
The information provided is as of September 30, 2019.

**
Does not include the MM Select T. Rowe Price Bond Asset Fund.

Ownership of Securities:
As of September 30, 2019, the portfolio managers did not own any shares of the MM Select T. Rowe Price Bond Asset Fund.
The portfolio manager of the MM Select T. Rowe Price Emerging Markets Bond Fund is Mike Conelius.
Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Mike Conelius
Registered investment companies**	2	$6,109,176,480	0	$0
Other pooled investment vehicles	6	$3,695,602,461	0	$0
Other accounts	0	$0	0	$0

*
The information is as of September 30, 2019.

**
Does not include the MM Select T. Rowe Price Emerging Markets Bond Fund.

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provided

Ownership of Securities:
As of September 30, 2019, the portfolio manager did not own any shares of the MM Select T. Rowe Price Emerging Markets Bond Fund.
The portfolio managers of the MM Select T. Rowe Price Large Cap Blend Fund are Joe Fath and Mark S. Finn.
Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Joe Fath
Registered investment companies**	12	$72,393,009,553	0	$0
Other pooled investment vehicles	5	$15,927,681,828	0	$0
Other accounts	8	$2,451,414,552	0	$0
Mark S. Finn
Registered investment companies**	4	$42,565,605,902	0	$0
Other pooled investment vehicles	6	$21,194,714,012	0	$0
Other accounts	3	$5,749,370,273	0	$0

*
The information provided is as of September 30, 2019.

**
Does not include the MM Select T. Rowe Price Large Cap Blend Fund.

Ownership of Securities:
As of September 30, 2019, the portfolio managers did not own any shares of the MM Select T. Rowe Price Large Cap Blend Fund.
The portfolio managers of the MM Select T. Rowe Price Limited Duration Inflation Focused Bond Fund are Steve Bartolini and Michael K. Sewell.
Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Steve Bartolini
Registered investment companies**	6	$39,078,119,196	0	$0
Other pooled investment vehicles	5	$12,789,726,852	0	$0
Other accounts	1	$117,559,432	0	$0
Michael K. Sewell
Registered investment companies**	2	$9,009,727,623	0	$0
Other pooled investment vehicles	1	$3,242,969,438	0	$0
Other accounts	0	$0	0	$0

*
The information provided is as of September 30, 2019.

**
Does not include the MM Select T. Rowe Price Limited Duration Inflation Focused Bond Fund.

B-102

Ownership of Securities:
As of September 30, 2019, the portfolio manager did not own any shares of the MM Select T. Rowe Price Limited Duration Inflation Focused Bond Fund.
The portfolio managers of the MM Select T. Rowe Price Real Assets Fund are Richard A. Coghlan and Christopher Faulkner-MacDonagh.
Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Richard A. Coghlan
Registered investment companies**	1	$3,059,599,556	0	$0
Other pooled investment vehicles	1	$1,708,820,371	0	$0
Other accounts	0	$0	0	$0
Christopher Faulkner-MacDonagh
Registered investment companies**	5	$10,886,843,615	0	$0
Other pooled investment vehicles	1	$1,708,820,371	0	$0
Other accounts	0	$0	0	$0

*
The information provided is as of September 30, 2019.

**
Does not include the MM Select T. Rowe Price Real Assets Fund.

Ownership of Securities:
As of September 30, 2019, the portfolio managers did not own any shares of the MM Select T. Rowe Price Real Assets Fund.
The portfolio managers of the MM Select T. Rowe Price Small and Mid Cap Blend Fund are Frank Alonso, Brian W. H. Berghuis, Joshua K. Spencer, J. David Wagner, and David Wallack.
B-103

Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Frank Alonso
Registered investment companies**	4	$15,180,334,535	0	$0
Other pooled investment vehicles	2	$2,483,465,917	0	$0
Other accounts	2	$566,749,630	0	$0
Brian W. H. Berghuis
Registered investment companies**	9	$58,840,152,573	0	$0
Other pooled investment vehicles	1	$3,666,835,403	0	$0
Other accounts	6	$2,108,945,548	0	$0
Joshua K. Spencer
Registered investment companies **	1	$25,651,551,907	0	$0
Other pooled investment vehicles	5	$3,390,366,925	0	$0
Other accounts	4	$2,502,267,974	0	$0
J. David Wagner
Registered investment companies **	6	$10,136,376,942	0	$0
Other pooled investment vehicles	1	$2,439,738,978	0	$0
Other accounts	2	$206,934,351	0	$0
David Wallack
Registered investment companies **	4	$13,920,447,418	0	$0
Other pooled investment vehicles	1	$3,369,839,863	0	$0
Other accounts	1	$18,534,017	0	$0

*
The information provided is as of September 30, 2019.

**
Does not include the MM Select T. Rowe Price Small and Mid Cap Blend Fund.

Ownership of Securities:
As of September 30, 2019, the portfolio managers did not own any shares of the MM Select T. Rowe Price Small and Mid Cap Blend Fund.
The portfolio manager of the MM Select T. Rowe Price U.S. Treasury Long-Term Fund is Brian Brennan.
Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Brian Brennan
Registered investment companies**	3	$6,773,445,068	0	$0
Other pooled investment vehicles	7	$7,365,280,376	0	$0
Other accounts	5	$1,204,278,840	0	$0

*
The information provided is as of September 30, 2019.

**
Does not include the MM Select T. Rowe Price U.S. Treasury Long-Term Fund.

B-104

Ownership of Securities:
As of September 30, 2019, the portfolio manager did not own any shares of the MM Select T. Rowe Price U.S. Treasury Long-Term Fund.
Conflicts of Interest:
Portfolio managers at T. Rowe Price and its affiliates may manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, and foundations), offshore funds, and common trust funds. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price and its affiliates have adopted brokerage and trade allocation policies and procedures which they believe are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients.
T. Rowe Price funds may, from time to time, own shares of Morningstar, Inc. Morningstar is a provider of investment research to individual and institutional investors, and publishes ratings on mutual funds, including the Funds. T. Rowe Price manages the Morningstar retirement plan and acts as subadviser to two mutual funds offered by Morningstar. In addition, T. Rowe Price and its affiliates pay Morningstar for a variety of products and services. In addition, Morningstar may provide investment consulting and investment management services to clients of T. Rowe Price or its affiliates. Since the T. Rowe Price funds and other accounts have different investment objectives or strategies, potential conflicts of interest may arise in executing investment decisions or trades among client accounts. For example, if T. Rowe Price purchases a security for one account and sells the same security short for another account, such a trading pattern could disadvantage either the account that is long or short. It is possible that short sale activity could adversely affect the market value of long positions in one or more T. Rowe Price funds and other accounts (and vice versa) and create potential trading conflicts, such as when long and short positions are being executed at the same time. To mitigate these potential conflicts of interest, T. Rowe Price has implemented policies and procedures requiring trading and investment decisions to be made in accordance with T. Rowe Price’s fiduciary duties to all accounts, including the T. Rowe Price funds. Pursuant to these policies, portfolio managers are generally prohibited from managing multiple strategies where they hold the same security long in one strategy and short in another, except in certain circumstances, including where an investment oversight committee has specifically reviewed and approved the holdings or strategy. Additionally, T. Rowe Price has implemented policies and procedures that it believes are reasonably designed to ensure the fair and equitable allocation of trades, both long and short, to minimize the impact of trading activity across client accounts. T. Rowe Price monitors short sales to determine whether its procedures are working as intended and that such short sale activity is not materially impacting our trade executions and long positions for other clients.
Compensation:
The discussion below describes the portfolio managers’ compensation as of September 30, 2019.
Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of restricted stock grants. Compensation is variable and is determined based on the following factors.
Investment performance over 1-, 3-, 5-, and 10-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. T. Rowe Price (and T. Rowe Price Hong Kong, T. Rowe Price Singapore, T. Rowe Price Japan and T. Rowe Price International, as appropriate) evaluates performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are typically determined with reference to the broad-based index (e.g., S&P 500 Index) and the Lipper average or index (e.g., Large-Cap Growth Index) set forth in the total returns table in the fund’s prospectus, although other benchmarks may be used as well. Investment results are also measured against comparably managed funds of competitive investment management firms. The selection of comparable funds is approved by the applicable investment steering committee and is the same as the selection presented to the directors of the T. Rowe Price funds in their regular review of fund performance. Performance is primarily measured on a pre-tax basis, although tax-efficiency is considered.
Compensation is viewed with a long term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor. In reviewing relative performance for fixed income funds, a fund’s expense ratio is usually taken into account. Contribution to T. Rowe Price’s overall investment process is an important consideration as well. Leveraging ideas and investment insights across the global investment platform, working effectively with and mentoring others, and other contributions to T. Rowe Price’s clients, the firm, or T. Rowe Price’s culture are important components of T. Rowe Price’s long-term success and are generally taken into consideration.
B-105

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits and are eligible to participate in a supplemental savings plan sponsored by T. Rowe Price Group.
This compensation structure is used when evaluating the performance of all portfolios managed by the portfolio manager.
B-106

PART C

Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C to this Registration Statement.

PART C: OTHER INFORMATION

Item 28: Exhibits

Exhibit A:

(1) Amended and Restated Agreement and Declaration of Trust (26).

(2) Amended and Restated Memorandum and Articles of Association of MassMutual Select Cayman Global Allocation Fund I, Ltd. (25).

Exhibit B:

(1) Bylaws of MassMutual Select Funds (26).

(2) Amendment No. 1 to the Bylaws (32).

(3) Amendment No. 2 to the Bylaws (35).

Exhibit C:

Please refer to Article V of the Trust’s Amended and Restated Agreement and Declaration of Trust (See Exhibit A).

Exhibit D:

(1) Investment Management Agreement between the Trust and Massachusetts Mutual Life Insurance Company (“MassMutual”) (assigned to MML Investment Advisers, LLC (“MML Advisers”) on April 1, 2014) relating to the MassMutual Select PIMCO Total Return Fund (now known as MassMutual Select Total Return Bond Fund) dated as of November 21, 2011 (26).

(2)  Amendment to Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MassMutual Select PIMCO Total Return Fund (now known as MassMutual Select Total Return Bond Fund) dated as of June 1, 2012 (28).

(3)  Amendment Two to Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MassMutual Select PIMCO Total Return Fund (now known as MassMutual Select Total Return Bond Fund) dated as of January 1, 2016 (39).

(4)  Amendment Three to Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MassMutual Select PIMCO Total Return Fund (now known as MassMutual Select Total Return Bond Fund) dated as of June 1, 2016 (40).

(5)  Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MassMutual Select Strategic Bond Fund dated as of November 21, 2011 (26).

(6)  Amendment to Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MassMutual Select Strategic Bond Fund dated as of April 1, 2014 (34).

(7)  Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MassMutual Select BlackRock Global Allocation Fund dated as of November 21, 2011 (26).

(8)  Amendment to Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MassMutual Select BlackRock Global Allocation Fund dated as of June 1, 2012 (28).

(9)  Amendment Two to Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MassMutual Select BlackRock Global Allocation Fund dated as of April 1, 2014 (34).

(10)  Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MassMutual Select Diversified Value Fund dated as of November 21, 2011 (26).

(11) Amendment to Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MassMutual Select Diversified Value Fund dated as of June 1, 2012 (28).

(12)  Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MassMutual Select Fundamental Value Fund dated as of November 21, 2011 (26).

(13)  Amendment to Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MassMutual Select Fundamental Value Fund dated as of April 1, 2014 (34).

(14)  Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MassMutual Select Indexed Equity Fund (now known as MM S&P 500® Index Fund) dated as of November 21, 2011 (26).

(15)  Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MassMutual Select Focused Value Fund (now known as MassMutual Select Equity Opportunities Fund) dated as of November 21, 2011 (26).

(16)  Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MassMutual Select Fundamental Growth Fund dated as of February 22, 2012 (27).

(17)  Amendment to Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MassMutual Select Fundamental Growth Fund dated as of June 1, 2015 (37).

(18)  Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MassMutual Select Blue Chip Growth Fund dated as of November 21, 2011 (26).

(19)  Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MassMutual Select Growth Opportunities Fund dated as of November 21, 2011 (26).

(20)  Amendment to Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MassMutual Select Growth Opportunities Fund dated as of June 1, 2012 (28).

(21)  Amendment Two to Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MassMutual Select Growth Opportunities Fund dated as of April 1, 2014 (34).

(22)  Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MassMutual Select Mid-Cap Value Fund dated as of November 21, 2011 (26).

(23)  Amendment to Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MassMutual Select Mid-Cap Value Fund dated as of June 1, 2012 (28).

(24)  Amendment Two to Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MassMutual Select Mid-Cap Value Fund dated as of January 1, 2016 (39).

(25)  Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MassMutual Select Small Cap Value Equity Fund dated as of November 21, 2011 (26).

(26)  Amendment to Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MassMutual Select Small Cap Value Equity Fund dated as of June 1, 2012 (28).

(27)  Amendment Two to Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MassMutual Select Small Cap Value Equity Fund dated as of January 1, 2016 (39).

(28)  Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MassMutual Select Small Company Value Fund dated as of November 21, 2011 (26).

(29)  Amendment to Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MassMutual Select Small Company Value Fund dated as of June 1, 2012 (28).

(30)  Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MM S&P® Mid Cap Index Fund dated as of July 25, 2012 (28).

(31)  Amendment to Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MM S&P® Mid Cap Index Fund dated as of June 1, 2015 (37).

(32)  Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MM Russell 2000® Small Cap Index Fund dated as of July 25, 2012 (28).

(33)  Amendment to Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MM Russell 2000® Small Cap Index Fund dated as of June 1, 2015 (37).

(34)  Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MassMutual Select Mid Cap Growth Equity II Fund (now known as MassMutual Select Mid Cap Growth Fund) dated as of November 21, 2011 (26).

(35)  Amendment to Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MassMutual Select Mid Cap Growth Equity II Fund (now known as MassMutual Select Mid Cap Growth Fund) dated as of April 1, 2014 (34).

(36)  Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MassMutual Select Small Cap Growth Equity Fund dated as of November 21, 2011 (26).

(37) Amendment to Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MassMutual Select Small Cap Growth Equity Fund dated as of June 1, 2012 (28).

(38)  Amendment Two to Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MassMutual Select Small Cap Growth Equity Fund dated as of April 1, 2014 (34).

(39)  Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MM MSCI EAFE® International Index Fund dated as of July 25, 2012 (28).

(40)  Amendment to Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MM MSCI EAFE® International Index Fund dated as of June 1, 2015 (37).

(41)  Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MassMutual Select Overseas Fund dated as of November 21, 2011 (26).

(42)  Amendment to Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MassMutual Select Overseas Fund dated as of April 1, 2014 (34).

(43)  Investment Management Agreement between the Trust and MML Advisers relating to the MM Select Equity Asset Fund dated as of September 8, 2016 (40).

(44)  Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MassMutual RetireSMARTSM Conservative Fund dated as of November 21, 2011 (26).

(45)  Amendment to Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MassMutual RetireSMARTSM Conservative Fund dated as of April 1, 2014 (34).

(46)  Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MassMutual RetireSMARTSM Moderate Fund dated as of November 21, 2011 (26).

(47)  Amendment to Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MassMutual RetireSMARTSM Moderate Fund dated as of April 1, 2014 (34).

(48)  Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MassMutual RetireSMARTSM Moderate Growth Fund dated as of November 21, 2011 (26).

(49)  Amendment to Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MassMutual RetireSMARTSM Moderate Growth Fund dated as of April 1, 2014 (34).

(50)  Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MassMutual RetireSMARTSM Growth Fund dated as of November 21, 2011 (26).

(51)  Amendment to Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MassMutual RetireSMARTSM Growth Fund dated as of April 1, 2014 (34).

(52)  Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MassMutual RetireSMARTSM In Retirement Fund (now known as MassMutual RetireSMARTSM by JPMorgan In Retirement Fund) dated as of November 21, 2011 (26).

(53)  Amendment to Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MassMutual RetireSMARTSM In Retirement Fund (now known as MassMutual RetireSMARTSM by JPMorgan In Retirement Fund) dated as of April 1, 2014 (34).

(54)  Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MassMutual RetireSMARTSM 2020 Fund (now known as MassMutual RetireSMARTSM by JPMorgan 2020 Fund) dated as of November 21, 2011 (26).

(55) Amendment to Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MassMutual RetireSMARTSM 2020 Fund (now known as MassMutual RetireSMARTSM by JPMorgan 2020 Fund) dated as of April 1, 2014 (34).

(56)  Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MassMutual RetireSMARTSM 2025 Fund (now known as MassMutual RetireSMARTSM by JPMorgan 2025 Fund) dated as of November 21, 2011 (26).

(57) Amendment to Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MassMutual RetireSMARTSM 2025 Fund (now known as MassMutual RetireSMARTSM by JPMorgan 2025 Fund) dated as of April 1, 2014 (34).

(58)  Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MassMutual RetireSMARTSM 2030 Fund (now known as MassMutual RetireSMARTSM by JPMorgan 2030 Fund) dated as of November 21, 2011 (26).

(59) Amendment to Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MassMutual RetireSMARTSM 2030 Fund (now known as MassMutual RetireSMARTSM by JPMorgan 2030 Fund) dated as of April 1, 2014 (34).

(60)  Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MassMutual RetireSMARTSM 2035 Fund (now known as MassMutual RetireSMARTSM by JPMorgan 2035 Fund) dated as of November 21, 2011 (26).

(61) Amendment to Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MassMutual RetireSMARTSM 2035 Fund (now known as MassMutual RetireSMARTSM by JPMorgan 2035 Fund) dated as of April 1, 2014 (34).

(62)  Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MassMutual RetireSMARTSM 2040 Fund (now known as MassMutual RetireSMARTSM by JPMorgan 2040 Fund) dated as of November 21, 2011 (26).

(63) Amendment to Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MassMutual RetireSMARTSM 2040 Fund (now known as MassMutual RetireSMARTSM by JPMorgan 2040 Fund) dated as of April 1, 2014 (34).

(64)  Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MassMutual RetireSMARTSM 2045 Fund (now known as MassMutual RetireSMARTSM by JPMorgan 2045 Fund) dated as of November 21, 2011 (26).

(65) Amendment to Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MassMutual RetireSMARTSM 2045 Fund (now known as MassMutual RetireSMARTSM by JPMorgan 2045 Fund) dated as of April 1, 2014 (34).

(66)  Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MassMutual RetireSMARTSM 2050 Fund (now known as MassMutual RetireSMARTSM by JPMorgan 2050 Fund) dated as of November 21, 2011 (26).

(67) Amendment to Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MassMutual RetireSMARTSM 2050 Fund (now known as MassMutual RetireSMARTSM by JPMorgan 2050 Fund) dated as of April 1, 2014 (34).

(68)  Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MassMutual RetireSMARTSM 2055 Fund (now known as MassMutual RetireSMARTSM by JPMorgan 2055 Fund) dated as of September 16, 2013 (32).

(69) Amendment to Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MassMutual RetireSMARTSM 2055 Fund (now known as MassMutual RetireSMARTSM by JPMorgan 2055 Fund) dated as of April 1, 2014 (34).

(70)  Investment Management Agreement between the Trust and MML Advisers relating to the MassMutual RetireSMARTSM 2060 Fund (now known as MassMutual RetireSMARTSM by JPMorgan 2060 Fund) dated as of November 23, 2015 (38).

(71)  Investment Management Agreement between the Trust and MML Advisers relating to the MassMutual Select T. Rowe Price Bond Asset Fund dated as of January 10, 2018 (45).

(72)  Investment Management Agreement between the Trust and MML Advisers relating to the MassMutual Select T. Rowe Price Emerging Markets Bond Fund dated as of January 10, 2018 (45).

(73)  Investment Management Agreement between the Trust and MML Advisers relating to the MassMutual Select T. Rowe Price International Equity Fund dated as of January 10, 2018 (45).

(74)  Investment Management Agreement between the Trust and MML Advisers relating to the MassMutual Select T. Rowe Price Large Cap Blend Fund dated as of January 10, 2018 (45).

(75)  Investment Management Agreement between the Trust and MML Advisers relating to the MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund dated as of January 10, 2018 (45).

(76)  Investment Management Agreement between the Trust and MML Advisers relating to the MassMutual Select T. Rowe Price Real Assets Fund dated as of January 10, 2018 (45).

(77)  Investment Management Agreement between the Trust and MML Advisers relating to the MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund dated as of January 10, 2018 (45).

(78)  Investment Management Agreement between the Trust and MML Advisers relating to the MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund dated as of January 10, 2018 (45).

(79)  Investment Management Agreement between the Trust and MML Advisers relating to the MassMutual Select T. Rowe Price Retirement Balanced Fund dated as of January 10, 2018 (45).

(80)  Investment Management Agreement between the Trust and MML Advisers relating to the MassMutual Select T. Rowe Price Retirement 2005 Fund dated as of January 10, 2018 (45).

(81)  Investment Management Agreement between the Trust and MML Advisers relating to the MassMutual Select T. Rowe Price Retirement 2010 Fund dated as of January 10, 2018 (45).

(82)  Investment Management Agreement between the Trust and MML Advisers relating to the MassMutual Select T. Rowe Price Retirement 2015 Fund dated as of January 10, 2018 (45).

(83)  Investment Management Agreement between the Trust and MML Advisers relating to the MassMutual Select T. Rowe Price Retirement 2020 Fund dated as of January 10, 2018 (45).

(84)  Investment Management Agreement between the Trust and MML Advisers relating to the MassMutual Select T. Rowe Price Retirement 2025 Fund dated as of January 10, 2018 (45).

(85)  Investment Management Agreement between the Trust and MML Advisers relating to the MassMutual Select T. Rowe Price Retirement 2030 Fund dated as of January 10, 2018 (45).

(86)  Investment Management Agreement between the Trust and MML Advisers relating to the MassMutual Select T. Rowe Price Retirement 2035 Fund dated as of January 10, 2018 (45).

(87)  Investment Management Agreement between the Trust and MML Advisers relating to the MassMutual Select T. Rowe Price Retirement 2040 Fund dated as of January 10, 2018 (45).

(88)  Investment Management Agreement between the Trust and MML Advisers relating to the MassMutual Select T. Rowe Price Retirement 2045 Fund dated as of January 10, 2018 (45).

(89)  Investment Management Agreement between the Trust and MML Advisers relating to the MassMutual Select T. Rowe Price Retirement 2050 Fund dated as of January 10, 2018 (45).

(90)  Investment Management Agreement between the Trust and MML Advisers relating to the MassMutual Select T. Rowe Price Retirement 2055 Fund dated as of January 10, 2018 (45).

(91)  Investment Management Agreement between the Trust and MML Advisers relating to the MassMutual Select T. Rowe Price Retirement 2060 Fund dated as of January 10, 2018 (45).

(92)  Investment Subadvisory Agreement between MML Advisers and Metropolitan West Asset Management, LLC relating to the MassMutual Select Total Return Bond Fund dated as of November 19, 2014 (35).

(93)  Investment Subadvisory Agreement between MassMutual (assigned to MML Advisers on April 1, 2014) and Western Asset Management Company (now known as Western Asset Management Company, LLC) relating to the MassMutual Select Strategic Bond Fund dated as of June 1, 2012 (28).

(94)  Investment Subadvisory Agreement between MassMutual (assigned to MML Advisers on April 1, 2014) and Western Asset Management Company Limited relating to the MassMutual Select Strategic Bond Fund dated as of June 1, 2012 (28).

(95)  Investment Subadvisory Agreement between MML Advisers and BlackRock Investment Management, LLC relating to the MassMutual Select BlackRock Global Allocation Fund dated as of September 1, 2015 (37).

(96)  Investment Advisory Agreement between MassMutual Select Cayman Global Allocation Fund I, Ltd. and BlackRock Investment Management, LLC relating to the MassMutual Select Cayman Global Allocation Fund I, Ltd. dated as November 14, 2011 (25).

(97)  Investment Subadvisory Agreement between MassMutual (assigned to MML Advisers on April 1, 2014) and Brandywine Global Investment Management, LLC relating to the MassMutual Select Diversified Value Fund dated as of June 1, 2012 (28).

(98)  Amendment One to Investment Subadvisory Agreement between MassMutual (assigned to MML Advisers on April 1, 2014) and Brandywine Global Investment Management, LLC relating to the MassMutual Select Diversified Value Fund dated as of October 1, 2017 (43).

(99) Investment Subadvisory Agreement between MML Advisers and T. Rowe Price Associates, Inc. relating to the MassMutual Select Diversified Value Fund dated as of September 21, 2017 (43).

(100)  Side Letter to Investment Subadvisory Agreement between MML Advisers and T. Rowe Price Associates, Inc. relating to the MassMutual Select Diversified Value Fund dated as of September 21, 2017 (43).

(101)  Amendment One to Investment Subadvisory Agreement between MML Advisers and T. Rowe Price Associates, Inc. relating to the MassMutual Select Diversified Value Fund dated as of January 1, 2019 (48).

(102)  Investment Subadvisory Agreement between MML Advisers and Barrow, Hanley, Mewhinney & Strauss, LLC relating to the MassMutual Select Fundamental Value Fund dated as of October 12, 2017 (43).

(103) Amendment One to Investment Subadvisory Agreement between MML Advisers and Barrow, Hanley, Mewhinney & Strauss, LLC relating to the MassMutual Select Fundamental Value Fund dated as of February 5, 2019 (49).

(104)  Investment Subadvisory Agreement between MML Advisers and Boston Partners Global Investors, Inc. relating to the MassMutual Select Fundamental Value Fund dated as February 5, 2019 (49).

(105)  Investment Subadvisory Agreement between MassMutual (assigned to MML Advisers on April 1, 2014) and Northern Trust Investments, Inc. (“Northern Trust”) relating to the MassMutual Select Indexed Equity Fund (now known as MM S&P 500® Index Fund) dated as of August 15, 2011 (24).

(106)  Investment Subadvisory Agreement between MML Advisers and T. Rowe Price Associates, Inc. relating to the MassMutual Select Equity Opportunities Fund dated as of March 28, 2017 (43).

(107)  Side Letter to Investment Subadvisory Agreement between MML Advisers and T. Rowe Price Associates, Inc. relating to the MassMutual Select Equity Opportunities Fund dated as of March 28, 2017 (43).

(108)  Amendment One to Investment Subadvisory Agreement between MML Advisers and T. Rowe Price Associates, Inc. relating to the MassMutual Select Equity Opportunities Fund dated as of October 1, 2017 (44).

(109)  Amendment Two to Investment Subadvisory Agreement between MML Advisers and T. Rowe Price Associates, Inc. relating to the MassMutual Select Equity Opportunities Fund dated as of January 1, 2019 (48).

(110)  Investment Subadvisory Agreement between MML Advisers and Wellington Management Company LLP relating to the MassMutual Select Equity Opportunities Fund dated as of March 28, 2017 (43).

(111)  Investment Subadvisory Agreement between MassMutual (assigned to MML Advisers on April 1, 2014) and Wellington Management Company, LLP (now known as Wellington Management Company LLP) relating to the MassMutual Select Fundamental Growth Fund dated as of February 22, 2012 (27).

(112)  Amendment One to Investment Subadvisory Agreement between MassMutual (assigned to MML Advisers on April 1, 2014) and Wellington Management Company, LLP (now known as Wellington Management Company LLP) relating to the MassMutual Select Fundamental Growth Fund dated as of June 1, 2015 (37).

(113) Amendment Two to Investment Subadvisory Agreement between MassMutual (assigned to MML Advisers on April 1, 2014) and Wellington Management Company, LLP (now known as Wellington Management Company LLP) relating to the MassMutual Select Fundamental Growth Fund dated as of October 1, 2017 (43).

(114)  Investment Subadvisory Agreement between MML Advisers and Loomis, Sayles & Company, L.P. relating to the MassMutual Select Blue Chip Growth Fund dated as of January 9, 2015 (35).

(115)  Investment Subadvisory Agreement between MML Advisers and T. Rowe Price Associates, Inc. relating to the MassMutual Select Blue Chip Growth Fund dated as of February 1, 2017 (43).

(116)  Side Letter to Investment Subadvisory Agreement between MML Advisers and T. Rowe Price Associates, Inc. relating to the MassMutual Select Blue Chip Growth Fund dated as of February 1, 2017 (43).

(117)  Amendment One to Investment Subadvisory Agreement between MML Advisers and T. Rowe Price Associates, Inc. relating to the MassMutual Select Blue Chip Growth Fund dated as of October 1, 2017 (44).

(118)  Amendment Two to Investment Subadvisory Agreement between MML Advisers and T. Rowe Price Associates, Inc. relating to the MassMutual Select Blue Chip Growth Fund dated as of April 1, 2019 (49).

(119)  Investment Subadvisory Agreement between MassMutual (assigned to MML Advisers on April 1, 2014) and Sands Capital Management, LLC relating to the MassMutual Select Growth Opportunities Fund dated as of August 15, 2011 (24).

(120)  Investment Subadvisory Agreement between MML Advisers and Jackson Square Partners, LLC relating to the MassMutual Select Growth Opportunities Fund dated as of May 1, 2014 (35).

(121)  Amendment One to Investment Subadvisory Agreement between MML Advisers and Jackson Square Partners, LLC relating to the MassMutual Select Growth Opportunities Fund dated as of October 1, 2017 (43).

(122)  Amendment Two to Investment Subadvisory Agreement between MML Advisers and Jackson Square Partners, LLC relating to the MassMutual Select Growth Opportunities Fund dated as of December 1, 2017 (46).

(123)  Investment Subadvisory Agreement between MML Advisers and American Century Investment Management, Inc. relating to the MassMutual Select Mid-Cap Value Fund dated as of September 9, 2015 (37).

(124)  Amendment One to Investment Subadvisory Agreement between MML Advisers and American Century Investment Management, Inc. relating to the MassMutual Select Mid-Cap Value Fund dated as of June 1, 2016 (40).

(125)  Amendment Two to Investment Subadvisory Agreement between MML Advisers and American Century Investment Management, Inc. relating to MassMutual Select Mid-Cap Value Fund dated as of June 20, 2019 (49).

(126)  Investment Subadvisory Agreement between MassMutual (assigned to MML Advisers on April 1, 2014) and Barrow, Hanley, Mewhinney & Strauss, LLC relating to the MassMutual Select Small Cap Value Equity Fund dated as June 1, 2012 (28).

(127)  Investment Subadvisory Agreement between MassMutual (assigned to MML Advisers on April 1, 2014) and Wellington Management Company, LLP (now known as Wellington Management Company LLP) relating to the MassMutual Select Small Cap Value Equity Fund dated as of December 6, 2011 (25).

(128)  Investment Subadvisory Agreement between MML Advisers and AllianceBernstein L.P. relating to the MassMutual Select Small Company Value Fund dated as of November 13, 2019 (49).

(129)  Investment Subadvisory Agreement between MML Advisers and American Century Investment Management, Inc. relating to the MassMutual Select Small Company Value Fund dated as of June 20, 2019 (49).

(130)  Investment Subadvisory Agreement between MassMutual (assigned to MML Advisers on April 1, 2014) and Northern Trust relating to the MM S&P® Mid Cap Index Fund dated as of July 25, 2012 (28).

(131)  Investment Subadvisory Agreement between MassMutual (assigned to MML Advisers on April 1, 2014) and Northern Trust relating to the MM Russell 2000® Small Cap Index Fund dated as of July 25, 2012 (28).

(132)  Investment Subadvisory Agreement between MML Advisers and T. Rowe Price Associates, Inc. relating to the MassMutual Select Mid Cap Growth Equity II Fund (now known as the MassMutual Select Mid Cap Growth Fund) dated as of February 1, 2017 (43).

(133)  Side Letter to Investment Subadvisory Agreement between MML Advisers and T. Rowe Price Associates, Inc. relating to the MassMutual Select Mid Cap Growth Equity II Fund (now known as the MassMutual Select Mid Cap Growth Fund) dated as of February 1, 2017 (43).

(134)  Investment Subadvisory Agreement between MassMutual (assigned to MML Advisers on April 1, 2014) and Frontier Capital Management Company, LLC relating to the MassMutual Select Mid Cap Growth Equity II Fund (now known as MassMutual Select Mid Cap Growth Fund) dated as of June 1, 2012 (28).

(135)  Amendment One to Investment Subadvisory Agreement between MML Advisers and Frontier Capital Management Company, LLC relating to MassMutual Select Mid Cap Growth Fund dated as of July 1, 2019 (49).

(136)  Investment Subadvisory Agreement between MassMutual (assigned to MML Advisers on April 1, 2014) and Wellington Management Company, LLP (now known as Wellington Management Company LLP) relating to the MassMutual Select Small Cap Growth Equity Fund dated as of December 6, 2011 (25).

(137)  Investment Subadvisory Agreement between MML Advisers and Invesco Advisers, Inc. relating to the MassMutual Select Small Cap Growth Equity Fund dated as of May 24, 2019 (49).

(138)  Investment Subadvisory Agreement between MassMutual (assigned to MML Advisers on April 1, 2014) and Northern Trust relating to the MM MSCI EAFE® International Index Fund dated as of July 25, 2012 (28).

(139)  Investment Subadvisory Agreement between MassMutual (assigned to MML Advisers on April 1, 2014) and Massachusetts Financial Services Company relating to the MassMutual Select Overseas Fund dated as of March 1, 2014 (35).

(140)  Amendment One to Investment Subadvisory Agreement between MassMutual (assigned to MML Advisers on April 1, 2014) and Massachusetts Financial Services Company relating to the MassMutual Select Overseas Fund dated as of October 1, 2017 (44).

(141)  Side Letter to Investment Subadvisory Agreement between MassMutual (assigned to MML Advisers on April 1, 2014) and Massachusetts Financial Services Company relating to the MassMutual Select Overseas Fund dated as of September 14, 2017 (43).

(142)  Amendment Two to Investment Subadvisory Agreement between MML Advisers and Massachusetts Financial Services Company relating to MassMutual Select Overseas Fund dated as of October 1, 2019 (49).

(143) Investment Subadvisory Agreement between MassMutual (assigned to MML Advisers on April 1, 2014) and Harris Associates, L.P. relating to the MassMutual Select Overseas Fund dated as of December 6, 2011 (25).

(144)  Investment Subadvisory Agreement between MML Advisers and J.P. Morgan Investment Management Inc. relating to the MM Select Equity Asset Fund dated as of September 24, 2018 (47).

(145)  Investment Subadvisory Agreement between MML Advisers and T. Rowe Price Associates, Inc. relating to the MassMutual Select T. Rowe Price Bond Asset Fund dated as of January 10, 2018 (45).

(146)  Side Letter to Investment Subadvisory Agreement between MML Advisers and T. Rowe Price Associates, Inc. relating to the MassMutual Select T. Rowe Price Bond Asset Fund dated as of January 10, 2018 (45).

(147)  Subadvisory Agreement between T. Rowe Price Associates, Inc. and T. Rowe Price International, Ltd relating to the MassMutual Select T. Rowe Price Bond Asset Fund and MassMutual Select T. Rowe Price International Equity Fund dated as of January 10, 2018 (45).

(148)  Amendment One to Investment Subadvisory Agreement between MML Advisers and T. Rowe Price Associates, Inc. relating to the MassMutual Select T. Rowe Price Bond Asset Fund dated as of January 1, 2019 (48).

(149)  Investment Subadvisory Agreement between MML Advisers and T. Rowe Price Associates, Inc. relating to the MassMutual Select T. Rowe Price Emerging Markets Bond Fund dated as of January 10, 2018 (45).

(150)  Side Letter to Investment Subadvisory Agreement between MML Advisers and T. Rowe Price Associates, Inc. relating to the MassMutual Select T. Rowe Price Emerging Markets Bond Fund dated as of January 10, 2018 (45).

(151)  Amendment One to Investment Subadvisory Agreement between MML Advisers and T. Rowe Price Associates, Inc. relating to the MassMutual Select T. Rowe Price Emerging Markets Bond Fund dated as of April 1, 2018 (49).

(152)  Amendment Two to Investment Subadvisory Agreement between MML Advisers and T. Rowe Price Associates, Inc. relating to the MassMutual Select T. Rowe Price Emerging Markets Bond Fund dated as of April 1, 2019 (49).

(153)  Investment Subadvisory Agreement between MML Advisers and T. Rowe Price Associates, Inc. relating to the MassMutual Select T. Rowe Price International Equity Fund dated as of January 10, 2018 (45).

(154)  Side Letter to Investment Subadvisory Agreement between MML Advisers and T. Rowe Price Associates, Inc. relating to the MassMutual Select T. Rowe Price International Equity Fund dated as of January 10, 2018 (45).

(155)  Amendment One to Investment Subadvisory Agreement between MML Advisers and T. Rowe Price Associates, Inc. relating to the MassMutual Select T. Rowe Price International Equity Fund dated as of January 1, 2019 (48).

(156)  Investment Subadvisory Agreement between MML Advisers and T. Rowe Price Associates, Inc. relating to the MassMutual Select T. Rowe Price Large Cap Blend Fund dated as of January 10, 2018 (45).

(157)  Side Letter to Investment Subadvisory Agreement between MML Advisers and T. Rowe Price Associates, Inc. relating to the MassMutual Select T. Rowe Large Cap Blend Fund dated as of January 10, 2018 (45).

(158)  Amendment One to Subadvisory Agreement between MML Advisers and T. Rowe Price Associates, Inc. relating to the MassMutual Select T. Rowe Large Cap Blend Fund dated as of April 1, 2019 (49).

(159)  Investment Subadvisory Agreement between MML Advisers and T. Rowe Price Associates, Inc. relating to the MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund dated as of January 10, 2018 (45).

(160)  Side Letter to Investment Subadvisory Agreement between MML Advisers and T. Rowe Price Associates, Inc. relating to the MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund dated as of January 10, 2018 (45).

(161)  Amendment One to Subadvisory Agreement between MML Advisers and T. Rowe Price Associates, Inc. relating to the MassMutual Select T. Rowe Limited Duration Inflation Focused Bond Fund dated as of April 1, 2019 (49).

(162)  Investment Subadvisory Agreement between MML Advisers and T. Rowe Price Associates, Inc. relating to the MassMutual Select T. Rowe Price Real Assets Fund dated as of January 10, 2018 (45).

(163)  Side Letter to Investment Subadvisory Agreement between MML Advisers and T. Rowe Price Associates, Inc. relating to the MassMutual Select T. Rowe Price Real Assets Fund dated as of January 10, 2018 (45).

(164)  Amendment One to Subadvisory Agreement between MML Advisers and T. Rowe Price Associates, Inc. relating to the MassMutual Select T. Rowe Real Assets Fund dated as of September 12, 2019 (49).

(165)  Subadvisory Agreement between T. Rowe Price Associates, Inc. and T. Rowe Price Japan, Inc. relating to the MassMutual Select T. Rowe Price Real Assets Fund dated as of September 12, 2019 (49).

(166)  Investment Subadvisory Agreement between MML Advisers and T. Rowe Price Associates, Inc. relating to the MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund dated as of January 10, 2018 (45).

(167)  Side Letter to Investment Subadvisory Agreement between MML Advisers and T. Rowe Price Associates, Inc. relating to the MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund dated as of January 10, 2018 (45).

(168)  Investment Subadvisory Agreement between MML Advisers and T. Rowe Price Associates, Inc. relating to the MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund dated as of January 10, 2018 (45).

(169)  Side Letter to Investment Subadvisory Agreement between MML Advisers and T. Rowe Price Associates, Inc. relating to the MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund dated as of January 10, 2018 (45).

(170)  Amendment One to Investment Subadvisory Agreement between MML Advisers and T. Rowe Price Associates, Inc. relating to the MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund dated as of April 1, 2018 (49).

(171)  Amendment Two to Investment Subadvisory Agreement between MML Advisers and T. Rowe Price Associates, Inc. relating to the MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund dated as of April 1, 2019 (49).

(172)  Investment Subadvisory Agreement between MML Advisers and T. Rowe Price Associates, Inc. relating to the MassMutual Select T. Rowe Price Retirement Balanced Fund dated as of January 10, 2018 (45).

(173)  Side Letter to Investment Subadvisory Agreement between MML Advisers and T. Rowe Price Associates, Inc. relating to the MassMutual Select T. Rowe Price Retirement Balanced Fund dated as of January 10, 2018 (45).

(174)  Investment Subadvisory Agreement between MML Advisers and T. Rowe Price Associates, Inc. relating to the MassMutual Select T. Rowe Price Retirement 2005 Fund dated as of January 10, 2018 (45).

(175)  Side Letter to Investment Subadvisory Agreement between MML Advisers and T. Rowe Price Associates, Inc. relating to the MassMutual Select T. Rowe Price Retirement 2005 Fund dated as of January 10, 2018 (45).

(176)  Investment Subadvisory Agreement between MML Advisers and T. Rowe Price Associates, Inc. relating to the MassMutual Select T. Rowe Price Retirement 2010 Fund dated as of January 10, 2018 (45).

(177)  Side Letter to Investment Subadvisory Agreement between MML Advisers and T. Rowe Price Associates, Inc. relating to the MassMutual Select T. Rowe Price Retirement 2010 Fund dated as of January 10, 2018 (45).

(178)  Investment Subadvisory Agreement between MML Advisers and T. Rowe Price Associates, Inc. relating to the MassMutual Select T. Rowe Price Retirement 2015 Fund dated as of January 10, 2018 (45).

(179)  Side Letter to Investment Subadvisory Agreement between MML Advisers and T. Rowe Price Associates, Inc. relating to the MassMutual Select T. Rowe Price Retirement 2015 Fund dated as of January 10, 2018 (45).

(180)  Investment Subadvisory Agreement between MML Advisers and T. Rowe Price Associates, Inc. relating to the MassMutual Select T. Rowe Price Retirement 2020 Fund dated as of January 10, 2018 (45).

(181)  Side Letter to Investment Subadvisory Agreement between MML Advisers and T. Rowe Price Associates, Inc. relating to the MassMutual Select T. Rowe Price Retirement 2020 Fund dated as of January 10, 2018 (45).

(182)  Investment Subadvisory Agreement between MML Advisers and T. Rowe Price Associates, Inc. relating to the MassMutual Select T. Rowe Price Retirement 2025 Fund dated as of January 10, 2018 (45).

(183)  Side Letter to Investment Subadvisory Agreement between MML Advisers and T. Rowe Price Associates, Inc. relating to the MassMutual Select T. Rowe Price Retirement 2025 Fund dated as of January 10, 2018 (45).

(184)  Investment Subadvisory Agreement between MML Advisers and T. Rowe Price Associates, Inc. relating to the MassMutual Select T. Rowe Price Retirement 2030 Fund dated as of January 10, 2018 (45).

(185)  Side Letter to Investment Subadvisory Agreement between MML Advisers and T. Rowe Price Associates, Inc. relating to the MassMutual Select T. Rowe Price Retirement 2030 Fund dated as of January 10, 2018 (45).

(186)  Investment Subadvisory Agreement between MML Advisers and T. Rowe Price Associates, Inc. relating to the MassMutual Select T. Rowe Price Retirement 2035 Fund dated as of January 10, 2018 (45).

(187)  Side Letter to Investment Subadvisory Agreement between MML Advisers and T. Rowe Price Associates, Inc. relating to the MassMutual Select T. Rowe Price Retirement 2035 Fund dated as of January 10, 2018 (45).

(188)  Investment Subadvisory Agreement between MML Advisers and T. Rowe Price Associates, Inc. relating to the MassMutual Select T. Rowe Price Retirement 2040 Fund dated as of January 10, 2018 (45).

(189)  Side Letter to Investment Subadvisory Agreement between MML Advisers and T. Rowe Price Associates, Inc. relating to the MassMutual Select T. Rowe Price Retirement 2040 Fund dated as of January 10, 2018 (45).

(190)  Investment Subadvisory Agreement between MML Advisers and T. Rowe Price Associates, Inc. relating to the MassMutual Select T. Rowe Price Retirement 2045 Fund dated as of January 10, 2018 (45).

(191)  Side Letter to Investment Subadvisory Agreement between MML Advisers and T. Rowe Price Associates, Inc. relating to the MassMutual Select T. Rowe Price Retirement 2045 Fund dated as of January 10, 2018 (45).

(192)  Investment Subadvisory Agreement between MML Advisers and T. Rowe Price Associates, Inc. relating to the MassMutual Select T. Rowe Price Retirement 2050 Fund dated as of January 10, 2018 (45).

(193)  Side Letter to Investment Subadvisory Agreement between MML Advisers and T. Rowe Price Associates, Inc. relating to the MassMutual Select T. Rowe Price Retirement 2050 Fund dated as of January 10, 2018 (45).

(194)  Investment Subadvisory Agreement between MML Advisers and T. Rowe Price Associates, Inc. relating to the MassMutual Select T. Rowe Price Retirement 2055 Fund dated as of January 10, 2018 (45).

(195)  Side Letter to Investment Subadvisory Agreement between MML Advisers and T. Rowe Price Associates, Inc. relating to the MassMutual Select T. Rowe Price Retirement 2055 Fund dated as of January 10, 2018 (45).

(196)  Investment Subadvisory Agreement between MML Advisers and T. Rowe Price Associates, Inc. relating to the MassMutual Select T. Rowe Price Retirement 2060 Fund dated as of January 10, 2018 (45).

(197)  Side Letter to Investment Subadvisory Agreement between MML Advisers and T. Rowe Price Associates, Inc. relating to the MassMutual Select T. Rowe Price Retirement 2060 Fund dated as of January 10, 2018 (45).

(198)  Investment Subadvisory Agreement between MML Advisers and J.P. Morgan Investment Management Inc. relating to MassMutual RetireSMARTSM by JPMorgan In Retirement Fund, MassMutual RetireSMARTSM by JPMorgan 2020 Fund, MassMutual RetireSMARTSM by JPMorgan 2025 Fund, MassMutual RetireSMARTSM by JPMorgan 2030 Fund, MassMutual RetireSMARTSM by JPMorgan 2035 Fund, MassMutual RetireSMARTSM by JPMorgan 2040 Fund, MassMutual RetireSMARTSM by JPMorgan 2045 Fund, MassMutual RetireSMARTSM by JPMorgan 2050 Fund, MassMutual RetireSMARTSM by JPMorgan 2055 Fund, and MassMutual RetireSMARTSM by JPMorgan 2060 Fund dated as of September 24, 2018 (47).

(199) Instrument of Assignment between MassMutual and MML Advisers (34).

Exhibit E:

(1) Principal Underwriter Agreement between the Trust and MML Distributors, LLC dated as of February 6, 2006 (3).

(2) Schedule A to the Principal Underwriter Agreement between the Trust and MML Distributors, LLC dated as of January 10, 2018 (45).

Exhibit F:

Amended and Restated Deferred Compensation Plan for Trustees of Registrant dated as of January 1, 2009 (10).

Exhibit G:

(1) Amended, Restated and Consolidated Custodian Agreement between the Trust and State Street Bank and Trust Company (“State Street”) dated as of January 1, 2008 (8).

(2)  Second Amendment to the Amended, Restated and Consolidated Custodian Agreement between the Trust and State Street dated as of January 1, 2011 (23).

(3)  Third Amendment to the Amended, Restated and Consolidated Custodian Agreement between the Trust and State Street dated as of September 16, 2013 (32).

(4)  Fourth Amendment to the Amended, Restated and Consolidated Custodian Agreement between the Trust and State Street dated as of April 1, 2014 (34).

(5)  Fifth Amendment to the Amended, Restated and Consolidated Custodian Agreement between the Trust, the MassMutual Select Cayman Global Allocation Fund I, Ltd., and State Street dated as of October 30, 2017 (44).

(6)  Appendix A to the Amended, Restated and Consolidated Custodian Agreement between the Trust, the MassMutual Select Cayman Global Allocation Fund I, Ltd., and State Street dated as of September 24, 2018 (47).

(7)  Amended, Restated and Consolidated Delegation Agreement between the Trust and State Street dated as of January 1, 2008 (46).

(8)  First Amendment to the Amended, Restated and Consolidated Delegation Agreement between the Trust, the MassMutual Select Cayman Global Allocation Fund I, Ltd., and State Street dated as of October 30, 2017 (46).

(9)  Appendix A to the Amended, Restated and Consolidated Delegation Agreement between the Trust, the MassMutual Select Cayman Global Allocation Fund I, Ltd., and State Street dated as of January 10, 2018 (46).

(10)

Exhibit H:

(1) Second Amended, Restated and Consolidated Transfer Agency and Service Agreement between the Trust and State Street dated as of April 1, 2014 (34).

(2)  Appendix A to the Second Amended, Restated and Consolidated Transfer Agency and Service Agreement between the Trust and State Street dated as of January 10, 2018 (46).

(3)  Side Letter to the Second Amended, Restated and Consolidated Transfer Agency and Service Agreement between the Trust and State Street dated as of June 7, 2017 (43).

(4)  Supplement to Second Amended, Restated and Consolidated Transfer Agency and Service Agreement between the Trust and State Street dated as of September 5, 2018 (48).

(5)  Transfer Agency and Service Agreement between the MassMutual Select Cayman Global Allocation Fund I, Ltd. and State Street dated as of November 14, 2011 (25).

(6)  Amended and Restated Administrative and Shareholder Services Agreement between the Trust and MML Advisers dated as of April 1, 2014 (34).

(7)  Amendment to the Amended and Restated Administrative and Shareholder Services Agreement between the Trust and MML Advisers dated as of November 29, 2017 (46).

(8)  Amendment to the Amended and Restated Administrative and Shareholder Services Agreement between the Trust and MML Advisers dated as of January 10, 2018 (46).

(9) Supplemental Shareholder Services Agreement between the Trust and MassMutual dated as of April 1, 2014 (34).

(10)  Amendment to the Supplemental Shareholder Services Agreement between the Trust and MassMutual dated as of November 23, 2015 (38).

(11) Sub-Administration Agreement between MML Advisers and State Street dated as of April 1, 2014 (34).

(12) Appendix A to the Sub-Administration Agreement between MML Advisers and State Street dated as of January 10, 2018 (46).

(13) Amendment 1 to the Sub-Administration Agreement between MML Advisers and State Street dated July 14, 2015 (37).

(14) Amendment 2 to the Sub-Administration Agreement between MML Advisers and State Street dated September 5, 2018 (47).

(15) Letter Agreement to the Sub-Administration Agreement between MML Advisers and State Street dated April 1, 2014 (34).

(16) Sub-Administrative Services Agreement between MML Advisers and MassMutual dated April 1, 2014 (35).

(17) Amendment Three to the Sub-Administrative Services Agreement between MML Advisers and MassMutual dated January 10, 2018 (45).

(18) Fund Servicing Agreement between MML Advisers and MassMutual dated April 1, 2014 (35).

(19) Amendment Three to the Fund Servicing Agreement between MML Advisers and MassMutual dated January 10, 2018 (45).

(20) Administration Agreement between the MassMutual Select Cayman Global Allocation Fund I, Ltd. and State Street dated as of November 14, 2011 (25).

(21) Accounting Services Agreement between the MassMutual Select Cayman Global Allocation Fund I, Ltd. and State Street dated as of November 14, 2011 (25).

(22) Second Amended and Restated Securities Lending Agency Agreement between the Trust and State Street dated as of July 31, 2012 (46).

(23) First Amendment to the Second Amended and Restated Securities Lending Agency Agreement between the Trust and State Street dated as of August 15, 2012 (46).

(24) Eighth Amendment to the Second Amended and Restated Securities Lending Agency Agreement between the Trust and State Street dated as of August 10, 2016 (46).

(25) Eleventh Amendment to the Second Amended and Restated Securities Lending Agency Agreement between the Trust and State Street dated as of December 1, 2017 (46).

(26) Fifteenth Amendment to the Second Amended and Restated Securities Lending Agency Agreement between the Trust and State Street dated as of April 4, 2019 (49).

(27) Sixteenth Amendment to the Second Amended and Restated Securities Lending Agency Agreement between the Trust and State Street dated as of September 18, 2019 (49).

(28) Master Repurchase Agreement between the Trust and State Street dated as of January 1, 2008 (46).

(29) First Amendment to the Master Repurchase Agreement between the Trust and State Street dated as of November 25, 2014 (46).

(30) Second Amendment to the Master Repurchase Agreement between the Trust and State Street dated as of September 20, 2016 (46).

(31) Schedule VII.A to the Master Repurchase Agreement between the Trust and State Street dated as of January 7, 2020 is filed herein as Exhibit H(31).

(32) Fixed Income Clearing Corporation Sponsored Membership Agreement between the Trust, the Fixed Income Clearing Corporation, and State Street dated as of October 10, 2017 (46).

(33) Sponsored Member Joinder Agreement between the Trust and State Street dated as of January 5, 2018 (46).

(34) Form of Sponsored Member Joinder Agreement between the Trust and State Street dated as of January 10, 2018 (46).

(35) Reimbursement and Security Agreement between the Trust and State Street dated as of September 14, 2017 (46).

(36) Investment Company Portfolio Joinder Agreement between the Trust and State Street dated as of October 19, 2017 (46).

(37) Investment Company Portfolio Joinder Agreement between the Trust and State Street dated as of January 10, 2018 (46).

(38) FATCA Support Services Agreement between the Trust and State Street dated as of March 2, 2015 (46).

(39) Appendix A to the FATCA Support Services Agreement between the Trust and State Street dated as of January 10, 2018 (48).

(40) FATCA Support Services Agreement between the MassMutual Select Cayman Global Allocation Fund I, Ltd. and State Street Bank dated as of February 18, 2015 (46).

(41) Amendment to the FATCA Support Services Agreement between the MassMutual Select Cayman Global Allocation Fund I, Ltd. and State Street Bank dated as of April 28, 2015 (46).

(42) Rule 22C-2 Information Sharing and Trade Restriction Agreement between the Trust and MassMutual dated as of April 2, 2007 (46).

(43) Expense Limitation Agreement between the Trust and MML Advisers with respect to the MassMutual Select T. Rowe Price Retirement Balanced Fund, MassMutual Select T. Rowe Price Retirement 2005 Fund, MassMutual Select T. Rowe Price Retirement 2010 Fund, MassMutual Select T. Rowe Price Retirement 2015 Fund, MassMutual Select T. Rowe Price Retirement 2020 Fund, MassMutual Select T. Rowe Price Retirement 2025 Fund, MassMutual Select T. Rowe Price Retirement 2030 Fund, MassMutual Select T. Rowe Price Retirement 2035 Fund, MassMutual Select T. Rowe Price Retirement 2040 Fund, MassMutual Select T. Rowe Price Retirement 2045 Fund, MassMutual Select T. Rowe Price Retirement 2050 Fund, MassMutual Select T. Rowe Price Retirement 2055 Fund, MassMutual Select T. Rowe Price Retirement 2060 Fund, MassMutual Select T. Rowe Price Bond Asset Fund, MassMutual Select T. Rowe Price Emerging Markets Bond Fund, MassMutual Select T. Rowe Price International Equity Fund, MassMutual Select T. Rowe Price Large Cap Blend Fund, MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund, MassMutual Select T. Rowe Price Real Assets Fund, MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund, MassMutual Select T. Rowe Price U.S. Treasury Long-Term Fund, MassMutual Select BlackRock Global Allocation Fund, MassMutual Select Mid-Cap Value Fund, MassMutual Select 20/80 Allocation Fund (formerly known as MassMutual RetireSMARTSM Conservative Fund), MassMutual Select 40/60 Allocation Fund (formerly known as RetireSMARTSM Moderate Fund), MassMutual Select 60/40 Allocation Fund (formerly known as RetireSMARTSM Moderate Growth Fund), MassMutual Select 80/20 Allocation Fund (formerly known as RetireSMARTSM Growth Fund), MassMutual RetireSMARTSM by JPMorgan In Retirement Fund, MassMutual RetireSMARTSM by JPMorgan 2020 Fund, MassMutual RetireSMARTSM by JPMorgan 2025 Fund, MassMutual RetireSMARTSM by JPMorgan 2030 Fund, MassMutual RetireSMARTSM by JPMorgan 2035 Fund, MassMutual RetireSMARTSM by JPMorgan 2040 Fund, MassMutual RetireSMARTSM by JPMorgan 2045 Fund, MassMutual RetireSMARTSM by JPMorgan 2050 Fund, MassMutual RetireSMARTSM by JPMorgan 2055 Fund, and MassMutual RetireSMARTSM by JPMorgan 2060 Fund is filed herein as Exhibit H(43).

(44) Fund of Funds Participation Agreement between the Trust, MML Advisers, and DFA Investment Dimensions Group Inc. (48).

(45) Amended and Restated Dynamic Cash Allocation Services Agreement between the Trust and State Street dated as of August 28, 2018 (49).

Exhibit I:

(1)  Consent of Ropes & Gray previously filed as Exhibit 10 to Registrant’s Pre-Effective Amendment No. 2 to the Registration Statement filed August 30, 1994.

(2)  Opinion of Counsel, incorporated by reference to Exhibit 10 of Registrant’s Post-Effective Amendment No. 7 filed via EDGAR on February 9, 1998.

(3)  Opinion of Counsel, incorporated by reference to Exhibit I(2) of Registrant’s Post-Effective Amendment No. 11 to the Registration Statement filed via EDGAR on April 30, 1999.

(4)  Opinion of Counsel and Consent, incorporated by reference to Exhibit I(3) of Registrant’s Post-Effective Amendment No. 15 to the Registration Statement filed via EDGAR on May 1, 2000.

(5)  Opinion of Counsel and Consent, incorporated by reference to Exhibit I(4) of Registrant’s Post-Effective Amendment No. 17 to the Registration Statement filed via EDGAR on April 30, 2001.

(6)  Opinion of Counsel and Consent, incorporated by reference to Exhibit I(6) of Registrant’s Post-Effective Amendment No. 20 to the Registration Statement filed via EDGAR on April 30, 2002.

(7)  Opinion of Counsel and Consent, incorporated by reference to Exhibit I(7) of Registrant’s Post-Effective Amendment No. 25 to the Registration Statement filed via EDGAR on December 30, 2003.

(8)  Opinion of Counsel and Consent, incorporated by reference to Exhibit I(8) of Registrant’s Post-Effective Amendment No. 31 to the Registration Statement filed via EDGAR on December 29, 2004.

(9)  Opinion of Counsel and Consent, incorporated by reference to Exhibit I(9) of Registrant’s Post-Effective Amendment No. 33 to the Registration Statement filed via EDGAR on March 31, 2005.

(10)  Opinion of Counsel and Consent (3).

(11)  Opinion of Counsel and Consent (4).

(12)  Opinion of Counsel and Consent (5).

(13)  Opinion of Counsel and Consent (7).

(14) Opinion of Counsel and Consent (13).

(15)  Opinion of Counsel and Consent (15).

(16)  Opinion of Counsel and Consent (17).

(17)  Opinion of Counsel and Consent (19).

(18)  Opinion of Counsel and Consent (23).

(19)  Opinion of Counsel and Consent (25).

(20)  Opinion of Counsel and Consent (28).

(21)  Opinion of Counsel and Consent (32).

(22)  Opinion of Counsel and Consent (35).

(23)  Opinion of Counsel and Consent (38).

(24)  Opinion of Counsel and Consent (41).

(25)  Opinion of Counsel and Consent (45).

Exhibit J:

(1)  Consent of Deloitte & Touche LLP is filed herein as Exhibit J(1).

(2)  Power of Attorney for Allan W. Blair, R. Alan Hunter, Jr., and Robert E. Joyal (3).

(3)  Power of Attorney for Teresa A. Hassara (43).

(4)  Power of Attorney for Susan B. Sweeney (12).

(5)  Power of Attorney for Nabil N. El-Hage (26).

(6)  Power of Attorney for Maria D. Furman (26).

(7)  Power of Attorney for C. Ann Merrifield (26).

Exhibit K:

Not Applicable.

Exhibit L:

Not Applicable.

Exhibit M:

(1) Amended and Restated Rule 12b-1 Plan dated as of February 13, 2014 (34).

(2) Amended Exhibit A to the Amended and Restated Rule 12b-1 Plan dated as of January 10, 2018 (45).

Exhibit N:

(1) Amended and Restated Rule 18f-3 Plan dated as of September 13, 2017 (45).

Exhibit O:

Not Applicable

Exhibit P:

(1) Code of Ethics for MML Advisers, MML Distributors, LLC, and MassMutual Select Funds (48).

(2) Code of Ethics for Northern Trust Investments, Inc. is filed herein as Exhibit P(2).

(3) Code of Ethics for Jackson Square Partners, LLC is filed herein as Exhibit P(3).

(4) Code of Ethics for T. Rowe Price Associates, Inc. is filed herein as Exhibit P(4).

(5) Code of Ethics for Harris Associates L.P. is filed herein as Exhibit P(5).

(6) Code of Ethics for Alliance Bernstein L.P. is filed herein as Exhibit P(6).

(7) Code of Ethics for Wellington Management Company LLP is filed herein as Exhibit P(7).

(8) Code of Ethics for American Century Investment Management, Inc. is filed herein as Exhibit P(8).

(9) Code of Ethics for Sands Capital Management, LLC (46).

(10) Code of Ethics for Western Asset Management Company (42).

(11) Code of Ethics for Massachusetts Financial Services Company is filed herein as Exhibit P(11).

(12) Code of Ethics for BlackRock Investment Management, LLC is filed herein as Exhibit P(12).

(13) Code of Ethics for Barrow, Hanley, Mewhinney & Strauss, LLC is filed herein as Exhibit P(13).

(14) Code of Ethics for Brandywine Global Investment Management, LLC is filed herein as Exhibit P(14).

(15) Code of Ethics for Loomis, Sayles & Company, L.P. (48).

(16) Code of Ethics for Frontier Capital Management Company, LLC is filed herein as Exhibit P(16).

(17) Code of Ethics for Boston Partner Global Investors, Inc. is filed herein as Exhibit P(17).

(18) Code of Ethics for Invesco Advisers, Inc. is filed herein as Exhibit P(18).

(19) Code of Ethics for Metropolitan West Asset Management, LLC is filed herein as Exhibit P(19).

(20) Code of Ethics for J.P. Morgan Investment Management Inc. is filed herein as Exhibit P(20).

(1)	Intentionally omitted.
(2)	Intentionally omitted.
(3)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 35 to the Registration Statement filed via EDGAR on March 31, 2006.
(4)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 37 to the Registration Statement filed via EDGAR on August 24, 2006.
(5)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 39 to the Registration Statement filed via EDGAR on December 13, 2006.
(6)	Intentionally omitted.
(7)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 43 to the Registration Statement filed via EDGAR on December 17, 2007.
(8)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 44 to the Registration Statement filed via EDGAR on January 25, 2008.
(9)	Intentionally omitted.
(10)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 46 to the Registration Statement filed via EDGAR on January 26, 2009.
(11)	Intentionally omitted.
(12)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 48 to the Registration Statement filed via EDGAR on September 17, 2009.
(13)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 49 to the Registration Statement filed via EDGAR on December 1, 2009.
(14)	Intentionally omitted.
(15)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 51 to the Registration Statement filed via EDGAR on April 1, 2010.
(16)	Intentionally omitted.
(17)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 53 to the Registration Statement filed via EDGAR on June 30, 2010.
(18)	Intentionally omitted.
(19)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 55 to the Registration Statement filed via EDGAR on November 15, 2010.
(20)	Intentionally omitted.
(21)	Intentionally omitted.
(22)	Intentionally omitted.
(23)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 60 to the Registration Statement filed via EDGAR on June 20, 2011.
(24)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 62 to the Registration Statement filed via EDGAR on October 7, 2011.
(25)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 63 to the Registration Statement filed via EDGAR on December 7, 2011.
(26)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 65 to the Registration Statement filed via EDGAR on February 1, 2012.
(27)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 67 to the Registration Statement filed via EDGAR on April 2, 2012.
(28)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 70 to the Registration Statement filed via EDGAR on July 25, 2012.
(29)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 72 to the Registration Statement filed via EDGAR on January 31, 2013.
(30)	Intentionally omitted.
(31)	Intentionally omitted.
(32)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 76 to the Registration Statement filed via EDGAR on September 16, 2013.
(33)	Intentionally omitted.
(34)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 79 to the Registration Statement filed via EDGAR on April 1, 2014.
(35)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 81 to the Registration Statement filed via EDGAR on January 30, 2015.
(36)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 82 to the Registration Statement filed via EDGAR on April 1, 2015.
(37)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 84 to the Registration Statement filed via EDGAR on September 9, 2015.
(38)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 85 to the Registration Statement filed via EDGAR on November 23, 2015.
(39)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 88 to the Registration Statement filed via EDGAR on February 1, 2016.
(40)	Incorporated by reference to Registrant’s Amendment No. 92 to the Registration Statement filed via EDGAR on September 8, 2016.
(41)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 91 to the Registration Statement filed via EDGAR on December 16, 2016.
(42)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 93 to the Registration Statement filed via EDGAR on January 31, 2017.
(43)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 96 to the Registration Statement filed via EDGAR on October 27, 2017.
(44)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 97 to the Registration Statement filed via EDGAR on December 1, 2017.
(45)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 98 to the Registration Statement filed via EDGAR on January 10, 2018.
(46)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 100 to the Registration Statement filed via EDGAR on January 31, 2018.
(47)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 102 to the Registration Statement filed via EDGAR on December 3, 2018.
(48)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 103 to the Registration Statement filed via EDGAR on January 31, 2019.
(49)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 105 to the Registration Statement filed via EDGAR on December 3, 2019.

Item 29:	Person Controlled by or Under Common Control with the Fund

At the date of this Post-Effective Amendment to the Registration Statement, except as noted below, Registrant did not, directly or indirectly, control any person. Currently, the Registrant provides a vehicle for the investment of assets of various separate investment accounts established by MassMutual. The assets in such separate accounts are, under state law, assets of the life insurance companies which have established such accounts. Thus, at any time MassMutual and its life insurance company subsidiaries will own such outstanding shares of Registrant’s series as are purchased with separate account assets. As a result, MassMutual will own a substantial number of the shares of Registrant, probably for a number of years. MassMutual owned more than 25% of the outstanding shares of each series of the Trust, other than the MassMutual Select BlackRock Global Allocation Fund, and therefore is deemed to “control” each such series of the Trust within the meaning of the Investment Company Act of 1940 (the “1940 Act”).

The MassMutual Select BlackRock Global Allocation Fund (the “Global Allocation Fund”) does control, through its 100% ownership, the MassMutual Select Cayman Global Allocation Fund I, Ltd. (the “Select Cayman Fund”). The Select Cayman Fund is organized as a Cayman Islands exempt limited company. The Select Cayman Fund’s financial investments are consolidated with those of the Global Allocation Fund.

The following entities are, or may be deemed to be, controlled by MassMutual through the direct or indirect ownership of such entities’ stock or other ownership interests. In addition, MassMutual may be deemed to control one or more investment pools not listed below and managed or sponsored by MassMutual or its affiliates, through direct or indirect ownership of shares or other interests in such investment pools.

A.	C.M. Life Insurance Company (May 11, 1981), a Connecticut corporation which operates as a life and health insurance company.

1.	MML Bay State Life Insurance Company (April 1, 1935), a Connecticut corporation which operates as a life and health insurance company.

2.	CML Mezzanine Investor III, LLC (May 17, 2010), a Delaware limited liability company that acts as a blocker entity for C.M. Life Insurance Company.

3.	CML Special Situations Investor LLC (November 17, 2014), a Delaware limited liability company that holds a portion of the limited partner interest in a European investment fund.

B.	MML Distributors, LLC (November 10, 1994), a Connecticut limited liability company which operates as a securities broker-dealer. (MassMutual – 99% and MassMutual Holding LLC – 1%.)

C.	MassMutual Holding LLC (November 30, 1984), a Delaware limited liability company which operates as a holding company for certain MassMutual entities.

MassMutual Holding LLC is the sole owner of each subsidiary or affiliate unless otherwise indicated.

1.	MML Investors Services, LLC (December 31, 1981), a Massachusetts limited liability company which operates as a securities broker-dealer and federally covered investment advisor.

a.	MML Insurance Agency, LLC (November 16, 1990), a Massachusetts limited liability company which operates as an insurance broker.

b.	MMLISI Financial Alliances, LLC, (June 27, 2001) a Delaware limited liability company which is a federally covered investment adviser and licensed insurance agency.

2.	MassMutual Assignment Company (October 4, 2000), a North Carolina corporation which operated a structured settlement business.

3.	MassMutual Capital Partners LLC (September 20, 2006), a Delaware single-member limited liability company. MassMutual Holding LLC is the sole member.

4.	LifeScore Labs, LLC (previously, Society of Grownups, LLC) (April 15, 2014), a Massachusetts limited liability company.

5.	MassMutual Ventures Holding LLC (March 26, 2018), a Delaware limited liability company formed to hold mandate investment vehicles.

a.	MassMutual Ventures US I LLC (formerly, MassMutual Ventures LLC) (June 10, 2014), a Delaware limited liability company.

b.	MassMutual Ventures US II LLC (April 17, 2018), a Delaware limited liability company that will hold investments completed as part of MassMutual Ventures USI second mandate in the United States.

c.	MassMutual Ventures UK LLC (July 12, 2018), a Delaware limited liability company formed to hold investment mandates in the United Kingdom.

d.	MassMutual Ventures Southeast Asia I LLC (September 25, 2018), a Delaware company that will hold investments completed as part of MassMutual Ventures USI second mandate in the United States.

e.	MassMutual Ventures Southeast Asia II LLC (December 12, 2019), a Delaware limited liability company that holds investments.

f.	MassMutual Ventures Management LLC (April 4, 2018), a Delaware limited liability company that will serve as the investment manager for US-based mandate investment vehicles.

1.)	MassMutual Ventures SEA Management Private Limited (June 20, 2018), a Singapore company formed to provide investment advisory services to its affiliated company in the U.S.

6.	Haven Life Insurance Agency, LLC (March 17, 2014), a Delaware limited liability company that engages in insurance agency activities.

7.	MM Rothesay Holdco US LLC (September 24, 2013), a Delaware limited liability company that holds shares in Rothesay Holdco UK Limited.

8.	Fern Street LLC (April 11, 2013), a Delaware limited liability company.

9.	Sleeper Street LLC (October 4, 2019), a Delaware limited liability company that will hold certain investments and invest in a portfolio of private equity assets.

10.	MM Asset Management Holding LLC, a Delaware limited liability company that acts as a holding company for certain asset managers.

a.	Barings LLC (July 5, 1940), a Delaware limited liability company which operates as an investment adviser.

1.)	Barings Securities LLC (July 1, 1994), a Delaware limited liability company which operates as a securities broker-dealer.

2.)	Barings Guernsey Limited (February 20, 2001), an investment management company organized under the laws of Guernsey.

a.)	Barings (U.K.) Limited (January 4, 1995), an institutional debt-fund manager organized under the laws of England and Wales

b.)	Barings Europe Limited (June 5, 2017), a company organized under the laws of England and Wales.

i.	Baring Asset Management Limited (April 6, 1994), a company incorporated under the laws of England and Wales that acts an investment manager/adviser.

aa. Baring Fund Managers Limited (October 29, 1968), a company incorporated under the laws of England and Wales that acts as a manager of BAM UK Collective Investment Schemes.

bb. Baring International Investment Limited (June 7, 1979), a company incorporated under the laws of England and Wales that acts as an investment manager/adviser.

cc. Baring Pension Trustees Limited (November 26, 2004), a company organized under the laws of England and Wales that acts as a trustee for the pension scheme covering UK-based employees of Baring Asset Management Limited.

dd. Baring Investment Services Limited (May 18, 1988), a company incorporated under the laws of England and Wales that acts as a service company which supports all the BAM Group operating companies within the UK.

ee. Barings Global Advisers Limited (May 5, 2011), a company organized under the laws of England and Wales that operates as an institutional debt fund manager.

ff. Barings European Core Property Fund GP Sàrl (October 29, 2015), a special-purpose company organized in Luxembourg that serves as a general partner of a European real estate equity fund.

gg. Baring International Investment Management Holdings (November 12, 1985), a company incorporated under the laws of England and Wales that acts as an intermediate holding company.

i.	Baring Asset Management UK Holdings Limited (October 25, 1983), a company incorporated under the laws of England and Wales that acts as an intermediate holding company.

aaa.) Baring Asset Management GmbH (February 21, 2000), a company incorporated under the laws of Germany that provides marketing and client services regarding investment funds and other asset management products of the BAM group.

bbb.) Baring Asset Management Switzerland Sàrl (December 18, 2013), an operating company established under the laws of Switzerland.

ccc.) Baring France SAS Baring France SAS (July 24, 1997), a company incorporated under the laws of France that handles distribution and client services for qualified investors.

ddd.) Baring International Fund Managers (Ireland) Limited (July 16, 1990), a company incorporated under the laws of Ireland that acts as a manager of BAM Irish Collective Investment Schemes and Funds.

ii.	Barings Real Estate UK Holdings Limited (November 13, 2009), a holding company incorporated under the laws of England and Wales.

aa. Barings Real Estate Advisers (Continental Europe) Limited (April 23, 2004), a special purpose holding company.

bb. Barings Real Estate Advisers Europe LLP (June 2, 2006), a London-based real estate investment management company. (99% owned by Barings Real Estate UK Holdings Limited and 1% owned by Barings Real Estate Advisers (Continental Europe) Limited.

cc. Barings Real Estate Advisers Europe Finance LLP (May 6, 2004), a London-based real estate investment management company. (99% owned by Barings Real Estate UK Holdings Limited and 1% owned by Barings Real Estate Advisers (Continental Europe) Limited.)

dd. Barings Real Estate GmbH (January 8, 2014), a German limited liability company that provides transaction and asset management services for all types of real estate and retail property, in addition to development and refurbishment services for office, retail, industrial and residential assets.

ee. BREAE AIFM LLP (April 22, 2015), a UK limited liability partnership. (99% owned by Barings Real Estate UK Holdings Limited and 1% owned by Barings Real Estate Advisers (Continental Europe Limited).

iii.	Barings Italy S.r.l. (July 23, 2019), an operating incorporated under the laws of Italy.

iv.	Barings Sweden AB (July 16, 2019), an operating company incorporated under the laws of Sweden.

v.	Barings Finland Oy ((August 7, 2019), an operating company incorporated under the laws of Finland.

vi.	Barings Asset Management Spain SL (October 13, 2019), an operating company incorporated under the laws of Spain.

vii.	Barings Netherlands B.V. (December 5, 2019), an operating company incorporated under the laws of the Netherlands.

3.)	Barings Real Estate Advisers, Inc. (May 11, 2004), a Delaware corporation that holds a “corporation” real estate license.

4.)	Barings Multifamily Capital Holdings LLC (August 7, 2013), a Delaware limited liability company, the parent and holding company of Barings Multifamily Capital LLC.

a.)	Barings Multifamily Capital LLC (August 30, 1999), a Michigan limited liability company that originates and services multifamily, senior housing and healthcare facility loans by utilizing programs overseen by governmental agencies and government-sponsored entities.

i.	Barings Multifamily Capital Corporation (October 19, 2015), a Delaware corporation licensed by the California Bureau of Real Estate for loan brokerage and related services.

5.)	Barings Finance LLC (December 12, 2012), a Delaware limited liability company formed to invest in securities of U.S. middle market companies.

a.)	BCF Europe Funding Limited (August 27, 2013), a company formed in the Republic of Ireland to invest in securities.

b.)	BCF Senior Funding I LLC (August 28, 2013), a limited liability company formed under the laws of the State of Delaware to invest in securities.

c.)	BCF Senior Funding I Designated Activity Company (January 20, 2016), a company formed in the Republic of Ireland to invest in securities.

6.)	Baring Asset Management (Asia) Holdings Limited (June 7, 1985), an intermediate holding company organized in Hong Kong.

a.)	Barings Japan Limited (January 13, 1986), a company organized in Japan that is registered as a Financial Business Operator (Registration No. 396-KLFB) for Type II Financial Instruments Business, Investment Advisory and Agency Business, and Investment Management Business with the Financial Services Agency in Japan under the Financial Instruments and Exchange Act (Act No. 25 of 1948).

b.)	Baring International Fund Managers (Bermuda) Limited (September 13, 1988), a company incorporated under the laws of Bermuda under that acts as a trustee of Baring Korea Trust Fund Ltd.’s undistributed funds.

c.)	Baring SICE (Taiwan) Limited (March 15, 1990), a regulated company organized in Taiwan.

d.)	Baring Asset Management (Asia) Limited (March 15, 1985), a company organized in Hong Kong that acts as an investment adviser.

i.	Baring Asset Management Korea Limited, a regulated Korean company that engages in the business of asset management, business administration and investment advisory services.

ii.	Barings Investment Management (Shanghai) Limited (August 3, 2018) is an operating company established under Chinese law.

1.	Barings Overseas Investment Fund Management (Shanghai) Limited (August 22, 2018) serves as the distributor in China.

e.)	Barings Australia Holding Company Pty Ltd (October 12, 2009), an operating company that employs five or more mezzanine debt portfolio managers.

i.	Barings Australia Pty Ltd (October 16, 2009), an asset manager for Australian institutional investors.

D.	The MassMutual Trust Company (January 12, 2000), a federally chartered stock savings bank which performs trust services.

E.	MML Private Placement Investment Company I, LLC (May 15, 2007), a Delaware limited liability.

F.	MML Private Equity Fund Investor LLC (December 6, 2006), a Delaware limited liability company that acts as a blocker entity for MassMutual and holds private equity fund investments.

G.	MM Private Equity Intercontinental LLC (September 24, 2013), a Delaware limited liability company that invests in certain private equity funds.

H.	MML Mezzanine Investor II, LLC (March 13, 2008), a Delaware limited liability company that acts as a blocker entity for MassMutual.

I.	MassMutual Asset Finance LLC (formerly known as Winmark Equipment Finance, LLC) is an equipment financing company which provides collateralized lending, financing and leasing services nationwide (owned 99.61% by MassMutual and .39% by C.M. Life Insurance Company

1.	MMAF Equipment Finance LLC 2013-A (July 19, 2013), a Delaware limited liability company that holds a portfolio of rights in equipment loans, equipment leases, related equipment and related rights.

2.	MMAF Equipment Finance LLC 2014-A (May 7, 2014), a Delaware limited liability company that holds a portfolio of rights in equipment loans, equipment leases, related equipment and related rights.

3.	MMAF Equipment Finance LLC 2015-A (April 22, 2015), a Delaware limited liability company that holds a portfolio of rights in equipment loans, equipment leases, related equipment and related rights.

4.	MMAF Equipment Finance LLC 2016-A (March 24, 2016), a Delaware limited liability company that holds a portfolio of rights in equipment loans, equipment leases, related equipment and related rights.

5.	MMAF Equipment Finance LLC 2017-A (April 11, 2017), a Delaware limited liability company that holds a portfolio of rights in equipment loans, equipment leases, related equipment and related rights.

6.	MMAF Equipment Finance LLC 2017-B (October 30, 2017), a Delaware limited liability company that holds a portfolio of rights in equipment loans, equipment leases, related equipment and related rights.

7.	MMAF Equipment Finance LLC 2018-A (April 24, 2018), a Delaware limited liability company that holds a portfolio of rights in equipment loans, equipment leases, related equipment and related rights.

8.	MMAF Equipment Finance LLC 2019-A (February 20, 2019), a Delaware limited liability company that holds a portfolio of rights in equipment loans, equipment leases, related equipment and related rights.

9.	MMAF Equipment Finance LLC 2019-b (August 23, 2019), a Delaware limited liability company that holds a portfolio of rights in equipment loans, equipment leases, related equipment and related rights.

10.	Rozier LLC, (December 26, 2018), a Delaware limited liability company that holds a portfolio of rights in equipment loans, equipment leases, related equipment and related rights.

J.	WP-SC, LLC (March 10, 2009), a Delaware limited liability company formed to take title to a property that was acquired by foreclosure. MassMutual holds an 81.39% interest and C.M. Life holds an 18.61% interest.

K.	MSP-SC, LLC (August 4, 2009), a Delaware limited liability company formed to take title to a property that was acquired by foreclosure.

L.	MML Mezzanine Investor III, LLC (May 17, 2010), a Delaware limited liability company that acts as a blocker entity for MassMutual.

M.	MassMutual External Benefits Group LLC (September 23, 2010), a Delaware limited liability company created to satisfy a professional employer organization’s tax reporting needs.

N.	Jefferies Finance LLC (July 26, 2004), a Delaware commercial finance company which is an arranger and lender of secured and unsecured loans to corporate borrowers and financial sponsors. (MassMutual holds 50% voting ownership interest and Jefferies Group, LLC holds 50% voting ownership interest.)

1.	Apex Credit Partners LLC (October 20, 2014), a Delaware limited liability company which is an investment adviser registered with the SEC as a relying adviser.

2.	JFIN Asset Management LLC (February 1, 2016), a Delaware limited liability company which is an investment adviser registered with the SEC as a relying adviser.

a.	JFAM GP LLC (April 13, 2017), a Delaware limited liability company formed as the holding company for Jefferies Direct Lending Fund, LP. JFIN Asset Management LLC is the managing member.

1.)

JFAM GP LP (April 13, 2017), a Delaware partnership formed as the general partner of Jefferies Direct Lending Fund, LP. JFAM GP LLC is the general partner, and JFIN Asset Management LLC is the limited partner.

a.)

Jefferies Direct Lending Fund C LP (November 25 2019), a Delaware partnership formed for the purpose of investing alongside Jefferies Direct Lending Fund LP in senior secured middle market loans, and to be managed by JFIN Asset Management LLC. JFAM GP LP is the general partner, and Jefferies Finance LLC is the limited partner.

3.	JFIN Co-Issuer Corporation (March 13, 2013), a Delaware corporation formed for the purpose of acting as a co-issuer of senior unsecured notes and secured term loans of Jefferies Finance LLC.

4.	JFIN Fund III LLC (October 14, 2011), a Delaware limited liability company formed for the purpose of investing in senior secured loans and entering into a warehouse financing through a credit facility with Wells Fargo Bank, N.A.

5.	JFIN High Yield Investments LLC (December 16, 2015), a Delaware limited liability company formed for the purpose of investing in high yield securities.

6.	JFIN LC Fund LLC (February 1, 2016), a Delaware limited liability company formed for the purposes of holding cash collateral and entering into a standby letter of credit fronting facility with Wells Fargo Bank, N.A.

7.	JFIN Revolver CLO Holdings LLC (October 28, 2013) a Delaware limited liability company that acts as a holding company for certain investments in the subordinated notes of revolving credit collaterialized loan obligations managed by Jefferies Finance LLC.

8.	JFIN Europe GP, S.à.r.l. (December 18, 2015), a Luxembourg private limited liability company formed as the general partner of Jefferies Finance Europe, SCSp.

a.	Jefferies Finance Europe, SCSp (March 10, 2016), an alternative investment fund formed as a Luxembourg special limited partnership which was established to arrange and invest in European senior secured loans.

9.	Jefferies Finance Business Credit LLC (August 7, 2013), a Delaware limited liability company that acts as a holding company for JFIN Business Credit Fund I LLC.

a.	JFIN Business Credit Fund I LLC (August 7, 2013), a Delaware limited liability company formed for the purpose of investing in asset based revolving loans and entering into a warehouse financing through a credit facility with Wells Fargo Capital Finance.

10.	JFIN Revolver Holdings LLC (January 23, 2018), a Delaware limited liability company formed to hold revolving loan commitments.

11.	JFIN Revolver Holdings II LLC (May 11, 2018), a Delaware limited liability company formed to hold revolving loan commitments.

12.	JFIN GP Adviser LLC (May 11, 2018), a Delaware limited liability company formed to be an investment adviser and general partner.

O.	Berkshire Way LLC (June 14 2012), a Delaware limited liability company that was formed to invest in emerging market securities on behalf of MassMutual.

P.	MassMutual Retirement Services, LLC (December 5, 2007), a Delaware limited liability company engaged in the business of providing administrative services to retirement plans.

Q.	MML Strategic Distributors, LLC (June 7, 2013), a Delaware limited liability company that is licensed to act as a broker-dealer.

R.	MML Investment Advisers, LLC (September 24, 2013), a Delaware limited liability company which operates as a federally covered investment adviser.

S.	Pioneers Gate LLC (October 27, 2014), a Delaware limited liability company that was formed to invest in asset-backed securities on behalf of MassMutual.

T.	MML Special Situations Investor LLC (November 17, 2014), a Delaware limited liability company that holds a portion of the limited partner interest in a European investment fund.

U.	Timberland Forest Holding LLC (October 12, 2015), a Delaware limited liability company that acts as a holding company. MassMutual’s ownership is 37% and 63% is held by MassMutual Trad Private Equity LLC.

1.	Lyme Adirondack Forest Company, LLC (April 4, 2006), a Delaware limited liability company that acts as a holding company.

a.	Lyme Adirondack Timber Sales, Inc. (July 31, 2006), a New York operating company.

b.	Lyme Adirondack Timberlands I, LLC (August 16, 2006), a Delaware limited liability company that is a property owner.

c.	Lyme Adirondack Timberlands II, LLC (August 16, 2006), a Delaware limited liability company that is a property owner.

V.	MML Management Corporation (October 14, 1968), a Massachusetts corporation which formerly operated as a manager of properties owned by MassMutual.

1.	MassMutual International Holding MSC, Inc. (January 31, 2001), a Massachusetts corporation.

2.	MassMutual Holding MSC, Inc. (December 26, 1996), a Massachusetts corporation which operates as a holding company for MassMutual positions in investment entities organized outside of the United States. This subsidiary qualifies as a “Massachusetts Security Corporation” under Chapter 63 of the Massachusetts General Laws.

W.	MassMutual International LLC (February 19, 1996), a Delaware limited liability company which operates as a holding company for certain international investments.

1.	MassMutual Solutions LLC (June 20, 2019), a Delaware limited liability company that acts as a holding company for HarborTech (Asia) Limited.

a.	HarborTech (Asia) Limited (July 9, 2019), a Hong Kong technology company.

X.	Insurance Road LLC (May 3, 2017), a Delaware limited liability company that acts as a holding company for companies that hold intellectual property assets and invest in a portfolio of private equity assets.

1.	MassMutual Intellectual Property LLC (May 3, 2017), a Delaware limited liability company that will hold certain intellectual property.

2.	MassMutual Trad Private Equity LLC (May 3, 2017), a Delaware limited liability company that will hold and invest in a portfolio of private equity assets.

3.	Trad Investments I LLC (September 11, 2018), a Delaware limited liability company that will hold and invest in a portfolio of private equity assets.

Y.	MassMutual Mortgage Lending LLC (October 30, 2017), a Delaware limited liability company that will invest in commercial mortgage loans.

Z.	MM Copper Hill Road LLC (October 5, 2017), a Delaware limited liability company that has been established to hold certain receivables and to engage in related financing activities.

AA.	EM Opportunities LLC (January 16, 2018), a Delaware limited liability company formed to hold a portfolio of high yield, emerging market debt investments.

BB.	MassMutual MCAM Insurance Company, Inc. (March 18, 2018), a Vermont captive insurance company that will sell insurance to MassMutual and its subsidiary companies.

CC.	MassMutual Global Business Services India LLP (December 23, 2019), a limited partnership domiciled in the Republic of India that will provide information technology and information technology enabled services to MassMutual.

DD.	CML Global Capabilities (December 2, 2019), a Delaware limited liability company.

EE.	MM Global Capabilities I LLC (December 2, 2019), a Delaware limited liability company that serves as a limited partner and holds ownership shares in MassMutual Global Business Services India LLP.

FF.	MM Global Capabilities II LLC (December 2, 2019), a Delaware limited liability company that serves as a limited partner and holds ownership shares in MassMutual Global Business Services India LLP.

GG.	MM Global Capabilities III LLC (December 3, 2019), a Delaware limited liability company that serves as a limited partner and holds ownership shares in MassMutual Global Business Services India LLP.

Item 30:	Indemnification

Article VIII, Sections 1, 2, 3, 4 and 5 of the Trust’s Amended and Restated Agreement and Declaration of Trust, which is incorporated by reference to Exhibit A(1) of the Trust’s Post-Effective Amendment No. 65 to the Registration Statement filed via EDGAR on February 1, 2012, provide as follows with respect to indemnification of the Trustees and officers of the Trust against liabilities which may be incurred by them in such capacities:

Amended and Restated Declaration of Trust

Section 1. Trustees, Officers, Etc. The Trust shall indemnify every person who is or has been a Trustee or officer (including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a “Covered Person”) against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees, reasonably incurred or paid by any Covered Person in connection with the defense or disposition of any claim, action, suit or other proceeding, whether civil, criminal, or other, including appeals, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Covered Person except with respect to any matter as to which such Covered Person shall have been finally adjudicated in a decision on the merits in any such action, suit or other proceeding to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office. Expenses, including counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), shall be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article, provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust shall be insured against losses arising from any such advance payments or (c) either a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter), or independent legal counsel, in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial type inquiry) that there is reason to believe that such Covered Person will be found entitled to indemnification under this Article.

Section 2. Compromise Payment. As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication on the merits by a court, or by any other body before which the proceeding was brought, that such Covered Person is liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, indemnification shall be provided if (a) approved, after notice that it involves such indemnification, by at least a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter) upon a determination, based upon a review of readily available facts (as opposed to a full trial type inquiry) that such Covered Person is not liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office (the disinterested Trustees to take final action on the consideration of such approval within 60 days of a request thereof by a Covered Person), or (b) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts (as opposed to a full trial type inquiry), to the effect that such indemnification would not protect such Covered Person against any liability to the Trust to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office (which opinion the Trustees shall use reasonable diligence to obtain within 60 days of a request therefor by a Covered Person). Any approval pursuant to this Section shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with this Section as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

Section 3. Rebuttable Presumption. For purposes of the determination or opinion referred to in clause (c) of Section 1 of this Article VIII or clauses (a) or (b) of Section 2 of this Article VIII, the majority of disinterested Trustees acting on the matter or independent legal counsel, as the case may be, shall be entitled to rely upon a rebuttable presumption that the Covered Person has not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

Section 4. Indemnification Not Exclusive. The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which such Covered Person may be entitled. As used in this Article VIII, the term “Covered Person” shall include such person’s heirs, executors and administrators and a “disinterested Trustee” is a Trustee who is not an “interested person” of the Trust as defined in Section 2(a)(19) of the 1940 Act (or who has been exempted from being an “interested person” by any rule, regulation or order of the Commission), and against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending. Nothing contained in this Article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees or officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

Section 5. No Presumption. The termination of any proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent shall not of itself create a presumption that a Covered Person did not act in good faith and in a manner which the person reasonably believed to be in the best interests of the Trust or that the person had reasonable cause to believe that the person’s conduct was lawful.

Trustees and officers of the Trust are also indemnified by MassMutual pursuant to its by-laws. No indemnification is provided with respect to any liability to any entity which is registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”) or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office.

MassMutual’s directors’ and officers’ liability insurance program, which covers the Trust’s Trustees and officers, consist of two distinct coverages. The first coverage reimburses MassMutual, subject to specified limitations, for amounts which MassMutual is legally obligated to pay out under its indemnification by-law, discussed above. The second coverage directly protects a Trustee or officer of the Trust against liability from shareholder derivative and similar lawsuits which are not indemnifiable under the law. There are, however, specific acts giving rise to liability which are excluded from this coverage. For example, no Trustee or officer is insured against personal liability for libel or slander, acts of deliberate dishonesty, fines or penalties, illegal personal profit or advantage at the expense of the Trust or its shareholders, violation of employee benefit plans, regulatory statutes, and similar acts which would traditionally run contrary to public policy and hence reimbursement by insurance.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “1933 Act”) may be permitted to trustees, officers and controlling persons of the Trust pursuant to the foregoing provisions, or otherwise, the Trust has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a Trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31:	Business and Other Connections of the Investment Adviser

a.	The Investment Adviser

MML Advisers is the investment adviser for the Trust. MML Advisers is responsible for providing all necessary investment management and administrative services to the Trust. MML Advisers, a Delaware limited liability company, was formed in 2013 and is a wholly-owned subsidiary of MassMutual. Founded in 1851, MassMutual is a mutual life insurance company that provides a broad range of insurance, money management, retirement, and asset accumulation products and services for individuals and businesses. MassMutual served as the Trust’s investment adviser through March 31, 2014.

The directors and officers of MML Advisers, which is located at 100 Bright Meadow Boulevard, Enfield, Connecticut 06082-1981, their positions with MML Advisers, and their other principal business affiliations and business experience for the past two years are as follows:

GEOFFREY CRADDOCK, Director (since 2017)

Chief Risk Officer, Enterprise Risk Management (since 2017), MassMutual; Director (since 2017), Barings LLC; Director (since 2017), Haven Life Insurance Agency, LLC; Director (since 2017), LifeScore Labs, LLC; Director (since 2018), MassMutual International LLC; Director (since 2017), MM Asset Management Holding LLC; Director (since 2017), MML Investors Services, LLC; Director (since 2019), MassMutual MCAM Insurance Company, Inc.; Director (since 2017), MML Strategic Distributors, LLC.

MICHAEL R. FANNING, Director (since 2016)

Head of MassMutual U.S. (since 2016), Executive Vice President (2016-2018), Member of MassMutual’s Executive Leadership Team (since 2008), MassMutual; Member (since 2014), MassMutual Ventures LLC; Director (since 2009), Executive Vice President (2011-2019), C.M. Life Insurance Company; Director (since 2009), Executive Vice President (2011-2019), Member of Audit Committee (since 2009), MML Bay State Life Insurance Company; Member Representative (since 2009), MML Distributors, LLC, Director (since 2007), Member of Executive Committee (since 2008), Member of Audit Committee (since 2008), MML Investors Services, LLC.

TERESA A. HASSARA, Director (since 2017)

Head of Workplace Solutions (since 2017), MassMutual; President of Institutional Retirement (2009-2016), TIAA-CREF; Trustee (since 2017), MassMutual Select Funds (open-end investment company), Trustee (since 2017), MassMutual Premier Funds (open-end investment company); Trustee (since 2017), MML Series Investment Fund (open-end investment company); Trustee (since 2017), MML Series Investment Fund II (open-end investment company).

ELIZABETH A. WARD, Director (since 2013)

Executive Vice President (2011-2018), Chief Financial Officer (since 2016), Chief Actuary (since 2015), Member of MassMutual’s Executive Leadership Team (since 2009), MassMutual; Director (since 2016), MassMutual Holding LLC; Director (since 2016), MassMutual Holding MSC, Inc.; Director (since 2016), MassMutual Holdings (Bermuda) Limited; Director (since 2017), MassMutual Intellectual Property LLC; Director (since 2016), MassMutual International Holdings MSC, Inc.; Director (since 2017), MassMutual Trad Private Equity LLC; Director, Executive Vice President, and Chief Financial Officer (since 2016), C.M. Life Insurance Company; Director and Chair of the Audit Committee, Executive Vice President, and Chief Financial Officer (since 2016), MML Bay State Life Insurance Company; Director (since 2018), MassMutual Ventures Management LLC; Director (since 2018), MassMutual Ventures SEA Management Private Limited; Director (since 2014), Haven Life Insurance Agency; Director (since 2019), MassMutual MCAM Insurance Company, Inc.; Director (since 2013), MML Strategic Distributors, LLC; Director (since 2012), Barings (U.K.) Limited; Director (since 2017), Barings Europe Limited; Member of the Board of Managers (since 2012), Member of Audit Committee (since 2012), Barings LLC; Non-Executive Director and Member of the Audit Committee (since 2012), Baring Asset Management Limited; Director (since 2014), Life Score Labs, LLC; Director (since 2016), Fern Street LLC; Member of the Board of Managers (since 2009), Chair of Audit Committee (since 2012), Member of Audit Committee (since 2012), MassMutual International LLC; Director (since 2011), MM Asset Management Holding LLC; Director (since 2012), Member of Audit Committee (since 2016), MML Investors Services, LLC; Director (since 2010), Member of Investment Committee (since 2010), The MassMutual Trust Company, FSB; Founding Member (since 2009), Vice Chair (since 2010), North American CRO Council; Fellow (since 1993), Society of Actuaries; Professional Risk Manager (since 2010), Member (since 1990), American Academy of Actuaries; Regular Member (thru 2018), CFA Institute.

ERIC H. WIETSMA, Director (since 2013) and President (since 2019)

President (2013-2018), MML Advisers; Head of Workplace Operations (since 2018), Senior Vice President (2010-2018), MassMutual; President (since 2008), MassMutual Select Funds (open-end investment company); President (since 2008), MassMutual Premier Funds (open-end investment company); President (since 2019), Vice President (2006-2019), MML Series Investment Fund (open-end investment company); President (since 2019), Vice President (2006-2019), MML Series Investment Fund II (open-end investment company); Vice President (since 2009) MML Distributors, LLC.

DEREK DARLEY, Assistant Treasurer (since 2016)

Head of Debt Management, Financing & Treasury Compliance (since 2018), Assistant Vice President & Associate Treasurer (2015-2018), MassMutual; Assistant Treasurer (since 2015), C.M. Life Insurance Company; Assistant Treasurer (since 2015), MML Bay State Life Insurance Company; Assistant Treasurer (since 2015), Berkshire Way LLC; Assistant Treasurer (since 2015), Barings Real Estate Advisers LLC; Assistant Treasurer (since 2015), Fern Street LLC; Assistant Treasurer (2015-2018), First Mercantile Trust Company; Assistant Treasurer (since 2015), MassMutual Capital Partners LLC; Assistant Treasurer (since 2015), MassMutual External Benefits Group LLC; Assistant Treasurer (since 2015), MassMutual Holding LLC; Assistant Treasurer (since 2015), MassMutual Holding MSC, Inc.; Assistant Treasurer (since 2015), MassMutual International Holding MSC, Inc.; Assistant Treasurer (since 2015), MassMutual International LLC; Assistant Treasurer (since 2016), MassMutual Retirement Services, LLC; Assistant Treasurer (since 2015), MassMutual Ventures LLC; Assistant Treasurer (since 2015), MM Asset Management Holding LLC; Assistant Treasurer (since 2015), MM Private Equity Intercontinental LLC; Assistant Treasurer (since 2015), MM Rothesay Holdco US LLC; Assistant Treasurer (since 2015), MMC Equipment Finance LLC; Assistant Treasurer (since 2015), MML Management Corporation; Assistant Treasurer (since 2015), MMLISI Financial Alliances, LLC; Assistant Treasurer (since 2015), MSC Holding Company, LLC; Assistant Treasurer (since 2015), Pioneers Gate LLC; Assistant Treasurer (since 2015), Society of Grownups, LLC; Assistant Treasurer (since 2015), The MassMutual Trust Company.

ANDREW M. GOLDBERG, Secretary (since 2015)

Assistant Secretary (2013-2015), MML Advisers; Lead Counsel, Investment Adviser & Mutual Funds (since 2018), Assistant Vice President and Counsel (2004-2018), MassMutual; Vice President, Secretary, and Chief Legal Officer (since 2008), MassMutual Select Funds (open-end investment company); Vice President, Secretary (formerly known as “Clerk”), and Chief Legal Officer (since 2008), MassMutual Premier Funds (open-end investment company); Vice President, Secretary, and Chief Legal Officer (since 2008), MML Series Investment Fund (open-end investment company); and Vice President, Secretary (formerly known as “Clerk”), and Chief Legal Officer (since 2008), MML Series Investment Fund II (open-end investment company.

NATHAN HALL, Chief Financial Officer and Treasurer (since 2016)

Head of Wealth Management Finance (since 2018), Assistant Vice President, Financial Planning & Analysis (2012-2018), MassMutual; Chief Financial Officer and Treasurer (since 2012), MML Investors Services, LLC; Chief Financial Officer and Treasurer (since 2014), MML Strategic Distributors, LLC; Chief Financial Officer and Treasurer (since 2016) and (2012-2014), MML Distributors, LLC; Chief Financial Officer (since 2012), MML Insurance Agency, LLC; Chief Financial Officer (since 2012), MMLISI Financial Alliances, LLC.

JILL NAREAU ROBERT, Assistant Secretary (since 2015)

Lead Counsel, Investment Adviser & Mutual Funds (since 2018), Assistant Vice President and Counsel (2009-2018), MassMutual; Vice President and Assistant Secretary (since 2017), Assistant Secretary (2008-2017), MassMutual Select Funds (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (formerly known as “Assistant Clerk”) (2008-2017), MassMutual Premier Funds (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (2008-2017), MML Series Investment Fund (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (formerly known as “Assistant Clerk”) (2008-2017), MML Series Investment Fund II (open-end investment company).

TODD PICKEN, Assistant Treasurer (since 2013)

Treasurer (since 2008), Corporate Vice President (2008-2018), MassMutual; Corporate Vice President and Treasurer (since 2008), C.M. Life Insurance Company; Corporate Vice President and Treasurer (since 2008), MML Bay State Life Insurance Company; Treasurer (since 2016), Barings Multifamily Capital Holdings LLC; Vice President and Treasurer (since 2012), Berkshire Way LLC; Treasurer (since 2018), EM Opportunities LLC; Vice President and Treasurer (since 2013), Fern Street LLC; Vice President and Treasurer (since 2014), Haven Life Insurance Agency, LLC (formerly Coverpath, Inc.); Treasurer (since 2017), Insurance Road LLC; Treasurer (since 2017), Life Score Labs, LLC; Treasurer (since 2008), MassMutual Assignment Company; Treasurer (since 2008), MassMutual Capital Partners LLC; Treasurer (since 2010), MassMutual External Benefits Group LLC; Vice President & Treasurer (since 2008), MassMutual Holding LLC; Vice President and Treasurer (since 2008), MassMutual Holding MSC, Inc.; Treasurer (since 2017), MassMutual Intellectual Property LLC; Vice President and Treasurer (since 2008), MassMutual International Holding MSC, Inc.; Treasurer (since 2008), MassMutual International LLC; Treasurer (since 2017), MassMutual Mortgage Lending LLC; Vice President and Treasurer (since 2016), MassMutual Retirement Services, LLC; Treasurer (since 2008), MassMutual Trad Private Equity LLC; Treasurer (since 2008), The MassMutual Trust Company, FSB; Treasurer (since 2018), MassMutual Ventures Holding LLC; Treasurer (since 2018), MassMutual Ventures Management LLC; Treasurer (since 2018), MassMutual Ventures SEA Management Private Limited; Treasurer (since 2018), MassMutual Ventures Southeast Asia I LLC; Treasurer (since 2018), MassMutual Ventures UK LLC; Treasurer (since 2014), MassMutual Ventures US I LLC; Treasurer (since 2018), MassMutual Ventures US II LLC; Treasurer (since 2011), MM Asset Management Holding LLC; Vice President and Treasurer (since 2013), MM Private Equity Intercontinental LLC; Vice President and Treasurer (since 2018), MM Rothesay Holdco US LLC; Vice President & Treasurer (since 2014), MML Management Corporation; Vice President & Treasurer (since 2014), Pioneers Gate LLC; Treasurer (since 2017), MM Copper Hill Road LLC; Assistant Treasurer (since 2009), MML Investment Services, LLC; Treasurer (since 2018), Trad Investments LLC.

DOUGLAS STEELE, Vice President and Head of Investment Management (since 2017)

Head of Investment Due Diligence (2016-2017), MML Advisers; Head of Investment Management (since 2017), Assistant Vice President (2013-2017), MassMutual; Vice President (since 2016), MassMutual Select Funds (open-end investment company); Vice President (since 2016), MassMutual Premier Funds (open-end investment company); Vice President (since 2016), MML Series Investment Fund (open-end investment company); Vice President (since 2016), MML Series Investment Fund II (open-end investment company).

PHILIP S. WELLMAN, Vice President and Chief Compliance Officer (since 2013)

Head of Mutual Funds & RIA Compliance (since 2018), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds) (2014-2018), MassMutual; Vice President and Chief Compliance Officer (since 2007), MassMutual Select Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MassMutual Premier Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund (open-end investment company); and Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund II (open-end investment company).

b.	The Investment Subadvisers:

ALLIANCEBERNSTEIN L.P.
(“ALLIANCEBERNSTEIN”)

Information as to the directors and executive officers of AllianceBernstein set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-56720), and amended through the date hereof, is incorporated by reference.

Name	Position
Seth P. Bernstein	Director – AB Corporation and President and Chief Executive Officer – AllianceBernstein
Ramon de Oliveira	Chairman of the Board – AB Corporation and AXA Equitable Holdings, Inc.; Director – AXA S.A., AXA Equitable Life Insurance Company, MONY Life Insurance Company of America; Managing Director – Investment Audit Practice
Paul L. Audet	Director – AB Corporation; Founder and Managing Member – Symmetrical Ventures
Jeffrey J. Hurd	Director – AB Corporation; Chief Operating Officer – AXA Equitable Holdings, Inc.
Daniel G. Kaye	Director – AB Corporation, AXA Equitable Holdings, Inc., AXA Equitable Life Insurance Company; MONY Life Insurance Company of America, CME Group, Inc.
Nicholas Lane	Director – AB Corporation; Senior Executive Vice President and Head of U.S. Life, Retirement and Wealth Management – AXA Equitable Holdings, Inc.; President - AXA Equitable Life Insurance Company
Kristi Matus	Director – AB Corporation, AXA Equitable Holdings, Inc., AXA Equitable Life Insurance Company; MONY Life Insurance Company of America, Tru Optik Data Corp., Cerence, Inc.; Executive Advisor – Thomas H. Lee Partners
Das Narayandas	Director – AB Corporation; Professor of Business Administration at Harvard Business School
Mark Pearson	Director – AB Corporation and MONY Life Insurance Company of America; Director, President and Chief Executive Officer – AXA Equitable Holdings, Inc.; Chairman and Chief Executive Officer – AXA Equitable Life Insurance Company
Charles G.T. Stonehill	Director – AB Corporation, AXA Equitable Holdings, Inc., AXA Equitable Life Insurance Company, MONY Life Insurance Company of America, PlayMagnus A/S, CommonBond, LLC; Founding Partner – Green & Blue Advisors LLC
Kate C. Burke	Chief Administrative Officer – AllianceBernstein
Laurence E. Cranch	General Counsel – AllianceBernstein
James A. Gingrich	Chief Operating Officer – AllianceBernstein
John C. Weisenseel	Chief Financial Officer – AllianceBernstein

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
(“AMERICAN CENTURY”)

In addition to serving as a subadviser for the Registrant, American Century Investment Management, Inc. (“ACIM”) provides portfolio management services for other investment companies as well as for other business and institutional clients. Business backgrounds of the directors and principal executive officers of the subadviser during the past two fiscal years are as follows:

Guillaume Mascotto (Vice President of ACIM) Served as Vice President, Pacific Investment Management Company, 650 Newport Center Drive, Newport Beach, CA 92660, 2017 and Senior ESG Research Analyst, MSCI Inc., 250 Greenwich Street, New York, NY 10007, 2014 to 2017.

Matt Lewis (Vice President of ACIM). Served as Head, iShares Broker Dealer Execution Services-America, BlackRock, 400 Howard Street, San Francisco, CA 94105, 2012 to 2017

Michael Rode (Vice President of ACIM) Served as Managing Director, SunTrust Robinson Humphrey, 711 5th Avenue, New York, NY 10022, 2015 to 2017.

Vidya Rajappa (Vice President of ACIM) Served as Senior Vice President, Alliance Bernstein, 1345 6th Ave, New York, NY 10105, 2001 to 2016

Hitesh Patel (Vice President of ACIM) Served as Senior Member, Alternative Investment Specialist Team, UBS Securities, 1285 Avenue of the Americas New York, NY 10019, 2014 to 2018

Robert Brookby (Vice President of ACIM) Served as Portfolio Manager, Putnam Investments, One Post Office Square, Boston MA 02109, 2008 to 2018

Joyce Huang (Vice President of ACIM) Served as Investment Director, First State Investments, 10 East 53rd Street, New York, NY 10017, 2017-2018 and Senior Investment Strategist, BNY Mellon Investment Management, 225 Liberty Street, New York, NY 10281, 2015-2016

John Zimmerman (Vice President of ACIM) Served as Managing Director, Perella Weinberg Partners, 767 Fifth Avenue, New York, NY 10153, 2010 to 2018

Christopher Chen (Vice President of ACIM) Served as Director and Client Portfolio Manager for Baring Asset Manager, 19/F Edinburgh Tower, 15 Queen’s Road Central, Hong Kong, Hong Kong, 2017 to 2018 and Client Portfolio Manager for Mirae Asset Global Investment, Level 15, Three Pacific Place, 1 Queen’s Road, Hong Kong, Hong Kong, 2015 to 2017.

Richard Adams (Vice President of ACIM) Served as Director – Client Portfolio Manager for Columbia Threadneedle Investments, 78 Cannon Street, London, EC4N 6AG, UK, 2014 to 2018

Charles Tan (Senior Vice President and Co-CIO, Global Fixed Income of ACIM) Served as Head of North American Fixed Income, Aberdeen Standard Investments, 1735 Market Street, Philadelphia, PA 19103, 2015 to 2018

Jason Greenblath (Vice President of ACIM) Served as Head of US Investment Grade Credit (2018 to 2019), Portfolio Manager US Credit (2012 to 2018) and Head of US Investment Grade Credit Research (2014 to 2018), Aberdeen Standard Investments, 1735 Market Street, Philadelphia, PA 19103

The principal address for American Century Investment Management, Inc. is 4500 Main Street, Kansas City, Missouri 64111.

BARROW, HANLEY, MEWHINNEY & STRAUSS, LLC
(“BARROW HANLEY”)

2200 ROSS AVENUE, 31ST FLOOR • DALLAS, TEXAS 75201-2761 • 214-665-1900

Barrow Hanley Board of Manager Members

CORY L. MARTIN

Chief Executive Officer and Executive Director, Portfolio Manager

Mr. Martin joined BHMS in 1999.  During his 20-year tenure at BHMS, he has been instrumental in the creation, development, and implementation of our Non-U.S. Value, Global Value, and Emerging Markets Equity strategies. In 2017, Mr. Martin was named BHMS’ Executive Director and appointed to the Board of Managers. In 2018, he became responsible for the day-to-day management of the firm, and in 2019 was named Chief Executive Officer. Prior to joining BHMS, Mr. Martin served as a vice president at Templeton Investment Counsel, Inc. in Fort Lauderdale, Florida.  His 29-year career in the investment management industry includes serving as an institutional investment consultant at LCG Associates, Inc.  Mr. Martin is a member of the CFA Institute and the CFA Society of Dallas-Fort Worth.  He graduated from Baylor University.

PATRICIA BARRON-ANDREWS, IACCP

Managing Director, Chief Compliance & Risk Officer

Ms. Barron-Andrews joined our firm in 2000. She began serving as BHMS’ Compliance Officer in 2001 and was appointed Chief Compliance Officer (CCO) in 2004. In 2010, Ms. Barron-Andrews was also appointed Chief Risk Officer. She is responsible for overseeing the firm’s compliance program and firm-wide risk assessment program. Her 33-year career in the investment industry includes serving at Citigroup and Morgan Stanley. Ms. Barron-Andrews graduated from Western Governors University with a BS in Business Management. She holds the Investment Adviser Certified Compliance Professional® (IACCP®) certification, as well as the Risk Management Specialist certification, and has also earned the CFA Institute Investment Foundations™ Certificate.

MARK GIAMBRONE

Managing Director, Portfolio Manager / Analyst

Mr. Giambrone joined BHMS in 1999. Prior to joining BHMS, Mr. Giambrone served as a portfolio consultant at HOLT Value Associates. During his 27-year career, he has also served as a senior auditor/tax specialist for KPMG Peat Marwick and Ernst & Young Kenneth Leventhal. Mr. Giambrone graduated summa cum laude from Indiana University with a BS in Business and received an MBA from the University of Chicago.

BRAD KINKELAAR

Managing Director, Portfolio Manager

Mr. Kinkelaar joined BHMS in 2017. He previously served as an equity portfolio manager and head of dividend strategies at Pacific Investment Management Company (PIMCO). During his 23-year investment career, Mr. Kinkelaar served as a managing director and equity portfolio manager at Thornburg Investment Management and as an equity analyst at State Farm Insurance Companies. Mr. Kinkelaar earned a BS in Management and Marketing from Eastern Illinois University, where he graduated cum laude. He received an MBA in Finance from the Kellogg School of Management at Northwestern University.

J. SCOTT McDONALD, CFA

Managing Director, Portfolio Manager

Mr. McDonald joined BHMS in 1995. He was appointed Co-Head of Fixed Income, along with Mark Luchsinger, in 2017. Mr. McDonald also serves as the lead portfolio manager for our Long Duration strategies, specializing in corporate and government bonds. He is a member of the CFA Institute and the CFA Society of Dallas-Fort Worth. During his 30-year investment career, Mr. McDonald previously served as senior vice president and portfolio manager at Life Partners Group, Inc. Prior to that, he was a credit supervisor and lending officer for Chase Bank of Texas. Mr. McDonald received an MBA from the University of Texas and a BBA from Southern Methodist University.

R. LEWIS ROPP

Managing Director, Portfolio Manager / Analyst

Mr. Ropp joined BHMS in 2001 from Frost Securities, where he was a senior equity analyst and served as managing director of the Energy Group. He served in management positions at Shell Oil Company and as a securities analyst in the energy sector at Howard, Weil, Labouisse, Friedrichs, Inc. prior to joining Frost Securities. Mr. Ropp received a Wall Street Journal “Best On The Street” listing in 2001 for his coverage of the secondary oil sector. Mr. Ropp graduated from the University of Louisiana at Lafayette with a BS in Mechanical Engineering. He received an MBA, as well as an MS in Civil and Environmental Engineering from Tulane University.

RANDOLPH S. WRIGHTON, JR., CFA

Managing Director, Portfolio Manager / Analyst

Mr. Wrighton joined BHMS in 2005. Prior to BHMS, he worked as an associate at Deutsche Bank Securities and as an intern analyst for both UTIMCO and New York based Perry Capital Management. He also served from 1996-2000 as a Captain in the U.S. Marine Corps. Mr. Wrighton began his investment career at BHMS as a research analyst covering the Industrials, Energy, and Technology sectors. In 2006, Mr. Wrighton joined an internal group at BHMS to lead the firm’s expansion into Non-U.S., Global and Emerging Market investment products. He currently serves as a portfolio manager for the BHMS Emerging Markets and Non-U.S. Value strategies. He is a member of the CFA Society of Dallas-Fort Worth. Mr. Wrighton holds an MBA from the University of Texas and a BA in Economics from Vanderbilt University.

BrightSphere Investment Group Inc. (“BSIG”) Executive Members:

▪	Guang Yang, Chief Executive Officer
▪	Meghan Driscoll, Head of Affiliate Management

https://www.bsig.com/about-us/management-team/

As of December 18, 2019

BLACKROCK INVESTMENT MANAGEMENT, LLC
(“BLACKROCK”)

Officers

Laurence Fink – Chief Executive Officer
Robert Kapito – President

Christopher Meade – General Counsel and Chief Legal Officer
Charles Park – Chief Compliance Officer

Robert Goldstein – Chief Operating Officer
Gary Shedlin – Chief Financial Officer

BOSTON PARTNERS GLOBAL INVESTORS, INC.
(“BOSTON PARTNERS”)

The sole business activity of Boston Partners Global Investors, Inc. (“Boston Partners”), One Grand Central Place, 60 E. 42nd Street, Suite 1550, New York 10165, is to serve as an investment adviser. Boston Partners provides investment advisory services to the Boston Partners Funds and the WPG Partners Funds.

Boston Partners is registered under the Investment Advisers Act of 1940 and serves as an investment adviser to domestic and foreign institutional investors, investment companies, commingled trust funds, private investment partnerships and collective investment vehicles. Information regarding the directors and officers of Boston Partners is as follows:

Effective 10/31/19:

Name and Position with Boston Partners	Other Companies	Position With Other Companies
Mark E. Donovan Director, Co-Chief Executive Officer
Joseph F. Feeney, Jr. Director, Co-Chief Executive Officer & Chief Investment Officer	Boston Partners Trust Company	Chief Investment Officer
William G. Butterly, III General Counsel, Director of Sustainability & Engagement & Secretary	Boston Partners Securities, L.L.C. Boston Partners Trust Company Boston Partners (UK) Limited	Chief Legal Officer General Counsel, Secretary & Director Director & Secretary
Kenneth Lengieza Chief Compliance Officer
Matthew J. Davis Chief Administrative Officer	Boston Partners Securities, L.L.C. Boston Partners Trust Company Boston Partners (UK) Limited	Chief Financial Officer Chief Administrative Officer Chief Operating Officer
Mark S. Kuzminskas Chief Operating Officer	Boston Partners Trust Company	Director & Chief Operating Officer
Greg A. Varner Chief Financial Officer & Treasurer	Boston Partners Trust Company Boston Partners (UK) Limited	Chief Financial Officer & Treasurer Chief Financial Officer
Stan H. Koyanagi Director, Chairperson of the Board of Directors	ORIX Corporation ORIX Corporation Europe N.V. Ormat Technologies, Inc.	Director, Managing Executive Officer and Global General Counsel CEO & Chairman Director
Paul E. Wilson Director

ORIX Corporation USA

MIG Holdings, LLC, sole member of Mariner Investment Group, LLC

ORIX Commercial Mortgage Servicing Holdings, LLC, (1) the sole member of ORIX CMS GP, LLC, the general partner of Boston Financial Investment Management, LP; and (2) sole member of OREC Holdings, LLC

ORIX Global Asset Management, LLC, sole member of ORIX Capital Partners, LLC

Senior Managing Director & Chief Financial Officer Member of Board of Managers Manager Chief Financial Officer
David G. Van Hooser Director	Harbor Capital Advisors, Inc.	Chairman of the Board & Director

BRANDYWINE GLOBAL INVESTMENT MANAGEMENT, LLC
(“BRANDYWINE GLOBAL”)

Information about the directors, principal executive officers and control persons of Brandywine Global is set forth below. Unless otherwise noted, the address of each of them is 1735 Market Street, Suite 1800, Philadelphia, PA 19103. Legg Mason owns 100% of Brandywine Global.

DIRECTORS AND OFFICERS

Name	Position
David F. Hoffman	Elected Manager - Senior Managing Director

Mark P. Glassman	Chief Administrative Officer

Henry F. Otto	Elected Manager - Senior Managing Director

Stephen S. Smith	Senior Managing Director

Adam B. Spector	Elected Manager - Managing Partner

Steven M. Tonkovich	Senior Managing Director

Patrick S. Kaser	Managing Director

Christopher D. Marzullo	General Counsel & Chief Compliance Officer

John D. Kenney	Elected Manager

Patricia Lattin	Elected Manager

CONTROL PERSONS

Name	Relationship
Legg Mason	Owns 100% of Brandywine Global

FRONTIER CAPITAL MANAGEMENT COMPANY, LLC
(“FRONTIER”)

Executive Officers and Partners

Michael A. Cavarretta, CFA, Partner, Chairman and Portfolio Manager

William A. Teichner, CFA, Partner, Executive Vice President and Portfolio Manager

Sarah J. Jankowski, Partner and Chief Operating Officer

Robert E. Phay, Jr., Chief Compliance Officer and General Counsel

Thomas W. Duncan, Jr., Partner, Executive Vice President and Portfolio Manager

James A. Colgan, Partner, Senior Vice President and Portfolio Manager

G. Michael Novak, Jr., Partner, Senior Vice President and Portfolio Manager

Christopher J. Scarpa, Partner, Vice President and Portfolio Manager

Andrew B. Bennett, CFA, Partner, Vice President and Portfolio Manager

Peter G. Kuechle, Partner, Vice President and Portfolio Manager

Rushan (Greg) Jiang, CFA, Partner, Vice President and Portfolio Manager

Ravi Dabas, Partner, Vice President and Portfolio Manager

Jonathan M. Levin, MD, Partner, Vice President and Research Analyst

Nathan A. Hayman, Partner, Vice President and Research Analyst

Kristin S. King, CFA, Partner, Vice President and Research Analyst

Michael E. Gargano, Partner, Vice President and Research Analyst

Emmanuel (Manny) Franjul, Partner, Vice President and Research Analyst

HARRIS ASSOCIATES L.P.
(“HALP”)

Harris Associates L.P. (“HALP”) is a registered investment adviser under the Advisers Act. The directors (other than Bearden, Giunta and Raby) and executive officers of HALP have had as their sole business, profession, vocation or employment during the past two years only their duties as executive officers/employees of HALP. Harris Associates Inc. (“HAI”) is the general partner of HALP and Harris Associates Securities L.P. (“HASLP”), a limited-purpose broker-dealer. HALP is affiliated with and a limited partner of HASLP. The business address of Harris Associates is 111 S. Wacker Drive, Suite 4600, Chicago, Illinois 60606.

Directors and Officers

Name, Address and Position(s) and Age at December 31, 2019 and Principal Occupation(s) during the Past Five Years.

DAVID G. HERRO. 59. Director, HAI; Deputy Chairman since 2015 and Chief Investment Officer, International Equities, HAI and HALP, since 2003; Portfolio Manager and Analyst, HALP, since 1992.

ANTHONY P. CONIARIS. 42. Director, HAI since 2015; Co-Chairman, HAI and HALP since 2016; Portfolio Manager and Analyst, HALP, since 2003.

KEVIN G. GRANT. 55. Director, HAI since 2015; Co-Chairman, HAI and HALP since 2014; Portfolio Manager and Analyst, HALP, since 1993.

KRISTI L. ROWSELL. 53. Director, HAI; President HAI, HALP and HASLP, since 2010

ZACHARY D. WEBER. 45. Chief Financial Officer and Treasurer, HAI, HALP and HASLP, since 2016; Senior Vice President and Vice President, GCM Grosvenor, 2001-2016.

JUSTIN D. HANCE. 35. Vice President and Director of International Research, HAI and HALP, since 2016; Analyst, HALP, since 2010.

M. COLIN HUDSON. 50, Vice President, HAI and HALP, since 2016. Portfolio Manager and Analyst, HALP since 2005.

JASON LONG. 43. Vice President, HAI and HALP since 2016; Portfolio Manager and Analyst, HALP since 2011.

CHRISTOPHER W. KELLER. 54. Chief Operating Officer, HAI, HALP and HASLP, since 2015; Vice President and Managing Director, Goldman Sachs Asset Management, 1998-2015.

MICHAEL L. MANELLI. 39. Vice President, HAI and HALP, since 2014; Portfolio Manager since 2011 and Analyst, HALP, since 2005.

COLIN P. MCFARLAND. 57. Chief Compliance Officer, HALP since 2005.

CLYDE S. MCGREGOR. 67. Vice President, HAI and HALP; Portfolio Manager HALP since 1981.

THOMAS W. MURRAY. 49. Vice President and Director of U.S. Research, HAI and HALP, since 2012; Portfolio Manager and Analyst, HALP, since 2003.

WILLIAM C. NYGREN. 61. Vice President and Chief Investment Officer, U.S. Equities, HAI and HALP; Portfolio Manager and Analyst HALP, since 1983.

RANA J. WRIGHT. 41. Vice President, General Counsel and Secretary, HAI and HALP, since 2018; Managing Director and Associate General Counsel, Bank of America Corporation, 2014-2018; Partner, Reed Smith LLP, 2003-2014.

DAVID GIUNTA, 54. Director, HAI since 2017; President and CEO, Natixis Investment Managers L.P. – U.S. and Canada since 2017. Address: c/o Natixis Investment Managers, 888 Boylston Street, Boston, Massachusetts 02199.

BEVERLY BEARDEN, 64. Director, HAI since 2017; Deputy CEO, Natixis Investment Managers L.P. since 2017. Address: c/o Natixis Investment Managers, 888 Boylston Street, Boston, Massachusetts 02199.

JEAN RABY. 55. Director, HAI since 2017; Chief Executive Officer, Natixis Investment Managers L.P. since 2017. Address: c/o Natixis Investment Managers, 21, quai d’Austerlitz 75013 Paris, France.

INVESCO ADVISERS, INC.
(“INVESCO”)

The following table provides information with respect to the principal executive officer and the directors of Invesco Advisers, Inc. The business address of the principal executive officer and each director is Two Peachtree Pointe, 1555 Peachtree Street, N.E., Suite 1800, Atlanta, Georgia 30309.

Name	Position
Gregory McGreevey	Director, Chairman, President, and Chief Executive Officer

Andrew R. Schlossberg	Director and Senior Vice President

Loren M. Starr	Director

Kevin M. Carome	Director

Colin D. Meadows	Director

Robert Leveille	Chief Compliance Officer

Annette Lege	Chief Accounting Officer, CFO, and Treasurer

Mark Gregson	Controller

Jeffrey H. Kupor	Senior Vice President and Secretary

Crissie Wisdom	Anti-Money Laundering Compliance Officer

J.P. MORGAN INVESTMENT MANAGEMENT INC.
(“J.P. Morgan”)

The following table provides information with respect to the principal executive officer and the directors of JP Morgan Investment Management Inc. The business address of the principal executive officer and each director is 383 Madison Avenue, New York, NY 10179.

Name	Title
George Gatch	Director/Chairman/Managing Director

Lawrence Unrein	Director/CIO-Global Head of Private Equity/ Managing Director

Scott Richter	Secretary/Managing Director

Paul Quinsee	Director/Global Head of Equities/ Managing Director

Andrew Powell	Director/Managing Director/Senior Business Manager

John Donohue	Director/President/CEO/Managing Director

Joy Dowd	Director/Head of Client Services/Managing Director

Robert Michele	Director/CIO and Head of Global Fixed Income, Currency & Commodities/Managing Director

Michael O’Brien	Director/Co-Head of Asset Management Solutions/ Managing Director

Mark Egert	Chief Compliance Officer/Managing Director

Michael Camacho	Director/Global Head of Beta Strategies/ Managing Director

Anton Pil	Director/Global Head of Real Assets/Managing Director

Megan Ann McClellan	Director/Treasurer/CFO/Managing Director

William Vasiliy Harris	Director/Managing Director

JACKSON SQUARE PARTNERS, LLC
(“JACKSON SQUARE”)

The following table provides information with respect to the principal executive officer and the directors of Jackson Square Partners, LLC. The business address of the principal executive officer and each director is 101 California Street, Suite 3750, San Francisco, CA 94111.

Name	Principal Occupation
Jeffrey Van Harte	Chairman & CIO, Member of the Board of Managers

Kevin Brown	Managing Partner, Member of the Board of Managers

Van Tran	Chief Financial Officer

LOOMIS, SAYLES & COMPANY, L.P.
(“LOOMIS SAYLES”)

Executive Officers of Loomis, Sayles & Company, L.P. and its General Partner, Loomis, Sayles & Company, Incorporated

11/05/02 Chairman, President & Chief Executive Officer,	Kevin P. Charleston
08/03/99 Vice Chairman; 10/30/89 Executive Vice President	Daniel J. Fuss
02/19/19 Executive Vice President	Matthew Eagan
06/01/99 Executive Vice President, Director of Institutional Services	John F. Gallagher, III
11/05/02 Executive Vice President; 08/08/00 Chief Operating Officer	John R. Gidman
10/11/18 Executive Vice President, Chief Investment Officer for Growth Equity Strategies	Aziz Hamzaogullari
02/19/19 Executive Vice President, Director of Product Management and Strategic Planning	Maurice Leger
11/04/03 Executive Vice President; 07/01/03 General Counsel & Secretary	Jean S. Loewenberg
11/05/02 Executive Vice President, Chief Investment Officer	Jaehoon Park
02/19/19 Executive Vice President	Richard Raczkowski
05/23/13 Executive Vice President	John F. Russell
07/29/15 Executive Vice President; Chief Financial Officer	Paul Sherba
02/19/19 Executive Vice President	Elaine Stokes
07/29/15 Executive Vice President, Deputy Chief Investment Officer	David Waldman
05/01/15 Treasurer	Gregory B. Woodgate
05/01/15 Controller	Estelle H. Burton
08/16/04 Chief Compliance Officer	Donald P. Ryan

Board of Directors of Loomis, Sayles & Company, L.P.’s General Partner, Loomis Sayles & Company, Incorporated

05/24/18 Bearden, Beverly M.

05/09/00 Charleston, Kevin P.

02/19/19 Eagan, Matthew

09/30/88 Fuss, Daniel J.

05/09/00 Gallagher, John F., III

05/08/01 Gidman, John R.

05/31/17 Giunta, David

02/19/19 Hamzaogullari, Aziz

02/19/19 Leger, Maurice

11/04/03 Loewenberg, Jean S. 10/21/02 Park, Jaehoon 05/31/17 Raby, Jean 02/19/19 Raczkowski, Richard 05/23/13 Russell, John F. 07/29/15 Sherba, Paul 02/19/19 Stokes, Elaine 07/29/15 Waldman, David

List of Funds Advised

In addition to the following US-registered investment companies, Loomis Sayles also acts as adviser or subadviser to other affiliated and unaffiliated investment companies or similar pooled investment vehicles.

Loomis Sayles Bond Fund

Loomis Sayles Core Plus Bond Fund

Loomis Sayles Fixed Income Fund

Loomis Sayles Full Discretion Institutional Securitized Fund

Loomis Sayles Global Allocation Fund

Loomis Sayles Global Bond Fund

Loomis Sayles Global Growth Fund

Loomis Sayles Growth Fund

Loomis Sayles High Income Fund

Loomis Sayles High Income Opportunities Fund

Loomis Sayles Inflation Protected Securities Fund

Loomis Sayles Institutional High Income Fund

Loomis Sayles Intermediate Duration Bond Fund

Loomis Sayles Investment Grade Bond Fund

Loomis Sayles Investment Grade Fixed Income Fund

Loomis Sayles Limited Term Government & Agency Fund

Loomis Sayles Multi-Asset Income Fund

Loomis Sayles Securitized Asset Fund

Loomis Sayles Senior Floating Rate and Fixed Income Fund

Loomis Sayles Small Cap Growth Fund

Loomis Sayles Small Cap Value Fund

Loomis Sayles Small/Mid Cap Growth Fund

Loomis Sayles Strategic Alpha Fund

Loomis Sayles Strategic Income Fund

Mutual Funds (or segments thereof) Sub-Advised

AMG Managers Loomis Sayles Bond Fund

AMG Managers Global Income Opportunity Fund

AST Advanced Strategies Portfolio

AST Loomis Sayles Large Cap Growth Portfolio

AST Blackrock/Loomis Sayles Bond Fund

AXA Loomis Sayles Growth Portfolio

AXA Large Cap Growth Managed Volatility Portfolio

Bridge Builder Core Bond Fund

Bridge Builder Core Plus Bond Fund

Brighthouse Funds Loomis Sayles Small Cap Core Portfolio

Brighthouse Funds Loomis Sayles Small Cap Growth Portfolio

Brighthouse Funds Loomis Sayles Global Markets Portfolio

Brighthouse Funds Loomis Sayles Large Cap Growth Portfolio

Columbia Threadneedle Multi-Manager Growth Strategies Fund

Columbia Threadneedle Multi-Manager Total Return Bond Strategies Fund

CTIVP –Loomis Sayles Growth Fund

Cornerstone Advisors Core Plus Bond Fund

Strategic Advisers Growth Fund

Franklin K2 Alternative Strategies Fund

Great-West Core Strategy: Flexible Bond Fund

Great-West Core Strategy: US Equity Fund

Great-West Multi-Sector Bond Fund

Great-West Loomis Sayles Small Cap Value Fund

GuideStone Funds Extended-Duration Bond Fund

GuideStone Funds Global Bond Fund

GuideStone Funds Growth Equity Fund

JNL Multi-Manager Alternative Fund

JNL/Loomis Sayles Global Growth Fund

KP Fixed Income Fund

Litman Gregory Masters Alternative Strategies Fund

Loomis Sayles Intermediate Municipal Bond Fund (formerly, McDonnell Intermediate Municipal Bond Fund)

LVIP Loomis Sayles Global Growth Fund

MassMutual Select Blue Chip Growth Fund

MML Large Cap Growth Fund

Mercer US Small/Mid Cap Equity Fund

Mercer Opportunistic Fixed Income Fund

Morningstar Multisector Bond Fund

Nationwide All Cap Growth Fund

Nationwide Loomis Core Bond Fund

Nationwide Loomis Short Term Bond Fund

Natixis Loomis Sayles Short Duration Income ETF

Natixis Sustainable Future 2015 Fund

Natixis Sustainable Future 2020 Fund

Natixis Sustainable Future 2025 Fund

Natixis Sustainable Future 2030 Fund

Natixis Sustainable Future 2035 Fund

Natixis Sustainable Future 2040 Fund

Natixis Sustainable Future 2045 Fund

Natixis Sustainable Future 2050 Fund

Natixis Sustainable Future 2055 Fund

Natixis Sustainable Future 2060 Fund

Natixis U.S. Equity Opportunities Fund - All Cap Growth segment

NVIT Trust Multi-Manager Large Cap Growth Portfolio

Northwestern Focused Appreciation Portfolio

Principal Global Multi-Strategy Fund

TransWestern Institutional Short Duration Government Bond Fund

USAA Growth Fund

Wilshire Large Cap Growth Portfolio

MASSACHUSETTS FINANCIAL SERVICES COMPANY
(“MFS”)

Massachusetts Financial Services Company ("MFS") 111 Huntington Avenue Boston, MA 02199	Sub-Adviser to MassMutual Select Overseas Fund

Name of each Director, Principal Executive Officer or Partner of the Adviser	Any other Business, Profession, Vocation or Employment of a Substantial Nature of the Adviser (and each director, officer or partner of the adviser thereof) within the Last Two Fiscal Years

Kevin D. Strain, Director	Executive Vice President and Chief Officer of Sun Life Financial

Stephen C. Peacher, Director	President, SLC Management

Robert J. Manning, Director, Executive Chairman, and Chairman of the Board of Directors	Trustee of various funds within the MFS U.S. Funds complex (the "MFS Funds")*

Michael W. Roberge, Director and Chief Executive Officer	N/A*

Edward M. Maloney, Executive Vice President and Chief Investment Officer	N/A*

David A. Antonelli, Vice Chairman	N/A*

Carol W. Geremia, President and Head of Global Distribution	N/A*

Jonathan N. Aliber, Executive Vice President and Chief Technology Officer	N/A*

Amrit Kanwal, Executive Vice President and Chief Financial Officer	N/A*

Mark A. Leary, Executive Vice President and Chief Human Resources Officer	N/A*

Heidi W. Hardin, Executive Vice President, General Counsel, and Secretary	Secretary of the MFS Funds*

Robin A. Stelmach, Vice Chairman	Trustee of the MFS Funds*

Martin J. Wolin, Chief Compliance Officer	Chief Compliance Officer of the MFS Funds*

Scott Chin, Treasurer	N/A*

*	Certain principal executive officers and directors of Massachusetts Financial Services Company (“MFS”) serve as officers or directors of some or all of MFS’ corporate affiliates and certain officers of MFS serve as officers of some or all of the MFS funds and/or officers or directors of certain MFS investment products. Except as set forth above, each principal executive officer of MFS has been engaged during the past two fiscal years in no business profession, vocation or employment of a substantial nature other than as an officer of MFS or certain of MFS’ corporate affiliates.

METROPOLITAN WEST ASSET MANAGEMENT, LLC
(“METWEST”)

The following are the names and principal occupations of the principal executive officers and directors of MetWest. The address of the principal executive officers and directors is 865 S. Figueroa Street, Suite 1800, Los Angeles, California 90017.

Unless otherwise noted, the principal business address of each of the companies listed below is 865 S. Figueroa Street, Suite 1800, Los Angeles, California 90017.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Marc Stern	The TCW Group, Inc.	Chairman
Chairman	TCW Investment Management Company LLC	Chairman
	TCW Asset Management Company LLC	Chairman
	TCW LLC	Chairman

David Lippman	The TCW Group, Inc.	President & Chief Executive Officer
Chief Executive Officer	TCW Investment Management Company LLC	President & Chief Executive Officer
	TCW Asset Management Company LLC	President & Chief Executive Officer
	TCW LLC	President & Chief Executive Officer

David Devito	The TCW Group, Inc.	Executive Vice President & Chief Operating Officer
Executive Vice President & Chief Operating Officer	TCW Investment Management Company LLC	Executive Vice President & Chief Operating Officer
	TCW Asset Management Company LLC	Executive Vice President & Chief Operating Officer
	TCW LLC	Executive Vice President & Chief Operating Officer

Richard Villa	The TCW Group, Inc.	Managing Director, Chief Financial Officer & Assistant Secretary
Managing Director, Chief Financial Officer & Assistant Secretary	TCW Investment Management Company LLC	Managing Director, Chief Financial Officer & Assistant Secretary
	TCW Asset Management Company LLC	Managing Director, Chief Financial Officer & Assistant Secretary
	TCW LLC	Managing Director, Chief Financial Officer & Assistant Secretary

Jeffrey Engelsman	The TCW Group, Inc.	Global Chief Compliance Officer
Managing Director, Global Chief Compliance Officer	TCW Investment Management Company LLC	Managing Director, Global Chief Compliance Officer
	TCW Asset Management Company LLC	Managing Director, Global Chief Compliance Officer
	TCW LLC	Managing Director, Global Chief Compliance Officer

Meredith Jackson	The TCW Group, Inc.	Executive Vice President, General Counsel & Secretary
Executive Vice President, General Counsel & Secretary	TCW Investment Management Company LLC	Executive Vice President, General Counsel & Secretary
	TCW Asset Management Company LLC	Executive Vice President, General Counsel & Secretary
	TCW LLC	Executive Vice President, General Counsel & Secretary

NORTHERN TRUST INVESTMENTS, INC.
(“NTI”)

BUSINESS AND OTHER CONNECTIONS OF INVESTMENT SUBADVISER

Northern Trust Investments, Inc. (“NTI”), an indirect subsidiary of Northern Trust Corporation, serves as investment adviser of the MM S&P 500® Index Fund, MM S&P® Mid Cap Index Fund, MM Russell 2000® Small Cap Index Fund, MM MSCI EAFE® International Index Fund, and MML Equity Index Fund. NTI is located at 50 South LaSalle Street, Chicago, Illinois 60603. NTI is an Illinois State Banking Corporation and an investment adviser registered under the Investment Advisers Act of 1940, as amended. NTI primarily manages assets for institutional and individual separately managed accounts, investment companies and bank common and collective funds. Northern Trust Corporation is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended. Set forth below is a list of officers and directors of NTI, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years.

Name and Position with Investment Adviser (NTI)	Name of Other Company	Position with Other Company
Abunassar, John Director and Senior Vice President

Bartholomew, Richard Executive Vice President and Chief Risk Officer

Browne, Robert P. Director, Executive Vice President, Chief Investment Officer and Senior Trust Officer	50 South Capital Advisors, LLC	Chief Investment Officer

Carberry, Craig R. Senior Vice President, Chief Legal Officer, and Secretary	The Northern Trust Company 50 South Capital Advisors, LLC Northern Funds Northern Institutional Funds FlexShares Trust	Associate General Counsel and Senior Vice President Secretary Chief Legal Officer Chief Legal Officer Chief Legal Officer

Carlson, Christopher W. Director, Executive Vice President, Chief Administrative Officer & Cashier

Chappell, Darlene Vice President and Anti-Money Laundering Compliance Officer	50 South Capital Advisors, LLC FlexShares Trust Northern Institutional Funds Northern Funds	AML Compliance Officer AML Compliance Officer AML Compliance Officer AML Compliance Officer

Del Real, Jose J. Senior Vice President, Senior Legal Counsel and Assistant Secretary	The Northern Trust Company FlexShares Trust Northern Institutional Funds Northern Funds	Senior Legal Counsel and Senior Vice President Secretary Secretary Secretary

Ewing, Peter K. Director, Senior Vice President	FlexShares Trust Northern Institutional Funds Northern Funds The Northern Trust Company	President and Principal Executive Officer President and Principal Executive Officer President and Principal Executive Officer Senior Vice President

Hawkins, Sheri B. Director and Senior Vice President

Teufel, Maya G. Senior Vice President and Chief Compliance Officer	FlexShares Trust	Chief Compliance Officer

Thomas, Shundrawn A. Director, President, Chief Executive Officer and Chairman	The Northern Trust Company	Executive Vice President

Wickert, Ryan M. Senior Vice President, Chief Financial Officer & Treasurer

Wojnar, Darek Director & Executive Vice President	FlexShares Trust Northern Funds Northern Institutional Funds	Trustee Trustee Trustee

SANDS CAPITAL MANAGEMENT, LLC
(“SANDS CAPITAL”)

The principal address of Sands Capital Management, LLC (“Sands Capital”) is 1000 Wilson Boulevard, Suite 3000, Arlington, VA 22209. Sands Capital is an investment adviser registered under the Investment Advisers Act of 1940. The directors, officers and/or partners of Sands Capital have been engaged in the below capacities with other companies within the last two fiscal years:

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Frank M. Sands Chief Executive Officer	Sands Capital Ventures, LLC 1000 Wilson Boulevard Suite 3000 Arlington, VA 22209	Investment Board Member

Jonathan Goodman General Counsel	Sands Capital Ventures, LLC 1000 Wilson Boulevard Suite 3000 Arlington, VA 22209	General Counsel and Chief Compliance Officer

Stephen Nimmo Executive Managing Director	Sands Capital Ventures, LLC 1000 Wilson Boulevard Suite 3000 Arlington, VA 22209	Provides client relations service

T. ROWE PRICE ASSOCIATES, INC.
(“T. ROWE PRICE GROUP”)

T. Rowe Price Group, Inc. (“T. Rowe Price Group”), is a Maryland corporation formed in 2000 as a holding company for the T. Rowe Price affiliated companies. T. Rowe Price Group is an independent asset management firm that is committed to serving the needs of investors worldwide. T. Rowe Price Group owns 100% of the stock of T. Rowe Price Associates, Inc. and is the direct or indirect owner of multiple subsidiaries.

T. Rowe Price Associates, Inc. (“Price Associates”), a wholly owned subsidiary of T. Rowe Price Group, was incorporated in Maryland in 1947. Price Associates serves as investment adviser to individual and institutional investors, including managing private counsel client accounts, serving as adviser and subadviser to U.S. and foreign registered investment companies, and providing investment advice to T. Rowe Price Trust Company as trustee of several Maryland-registered domestic common trust funds. Price Associates is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment adviser under the Investment Advisers Act of 1940.

T. Rowe Price International Ltd (“Price International”), a wholly owned subsidiary of Price Associates, was originally organized in 2000 as a United Kingdom limited company. Price International sponsors and serves as adviser to foreign collective investment schemes and is responsible for marketing and client servicing for non-U.S. clients. Price International provides investment management services to registered investment companies and other institutional investors, and acts as sponsor, investment manager, and primary distributor of collective investment schemes domiciled in Luxembourg. Price International may delegate investment management responsibilities to Price Associates, T. Rowe Price Hong Kong Limited, T. Rowe Price Singapore Private Ltd, T. Rowe Price Japan, Inc., and/or T. Rowe Price Australia Limited (each a “Price Investment Adviser”), and a Price Investment Adviser may delegate investment management responsibilities to Price International. Price International is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940 and is also authorized and regulated by the United Kingdom Financial Conduct Authority and licensed by other global regulators.

T. Rowe Price Hong Kong Limited (“Price Hong Kong”), a wholly owned subsidiary of Price International, was organized as a Hong Kong limited company in 2010. Price Hong Kong is responsible for marketing and client servicing of clients based in Hong Kong and certain Asian countries. Price Hong Kong serves as adviser to T. Rowe Price Trust Company, as trustee, of several Maryland-registered domestic common trust funds, and serves as a sub-distributor of collective investment schemes domiciled in Luxembourg. Price Hong Kong may also serve as an adviser and subadviser to registered investment companies, institutional clients, and certain commingled products. Price Hong Kong may delegate investment management responsibilities to a Price Investment Adviser, and a Price Investment Adviser may delegate investment management responsibilities to Price Hong Kong. Price Hong Kong is licensed with the Securities and Futures Commission and is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940.

T. Rowe Price Singapore Private Ltd. (“Price Singapore”), a wholly owned subsidiary of Price International, was organized as a Singapore limited private company in 2010. Price Singapore is responsible for marketing and client servicing of clients based in Singapore and certain other Asian countries. Price Singapore serves as adviser to T. Rowe Price Trust Company, as trustee, of several Maryland-registered domestic common trust funds, and serves as a sub-distributor of collective investment schemes domiciled in Luxembourg. Price Singapore may also serve as an adviser and subadviser to registered investment companies, institutional clients, and certain commingled products. Price Singapore may delegate investment management responsibilities to a Price Investment Adviser, and a Price Investment Adviser may delegate investment management responsibilities to Price Singapore. Price Singapore holds a Capital Markets Service License in Fund Management with the Monetary Authority of Singapore and is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940.

T. Rowe Price Japan, Inc. (“Price Japan”), a wholly owned subsidiary of Price International, was organized as a Japanese private company in 2017. Price Japan is responsible for marketing and client servicing of clients based in Japan. Price Japan may serve as adviser to the Trust Company as trustee of several Maryland-registered domestic common trust funds and may also serve as an adviser and subadviser to registered investment companies, institutional clients, and certain commingled products. Price Japan may delegate investment management responsibilities to a Price Investment Adviser, and a Price Investment Adviser may delegate investment management responsibilities to Price Japan. Price Japan is registered with the Japan Financial Services Agency to carry out investment management business, and with the SEC as an investment adviser under the Investment Advisers Act of 1940.

T. Rowe Price Australia Limited (“Price Australia”), a wholly owned subsidiary of Price International, was organized as an Australian public company limited by shares in 2017. Price Australia is responsible for marketing and client servicing of clients based in Australia and New Zealand. Price Australia may serve as adviser to Trust Company as trustee of several Maryland-registered domestic common trust funds and may also serve as an adviser and subadviser to registered investment companies, institutional clients, and certain commingled products. Price Australia may delegate investment management responsibilities to a Price Investment Adviser, and a Price Investment Adviser may delegate investment management responsibilities to Price Australia. Price Australia holds an Australian Financial Services License with the Australian Securities and Investments Commission and is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940.

T. Rowe Price (Switzerland) GmbH, a wholly owned subsidiary of Price International, was organized as a Swiss limited company in 2011. It is licensed by the Swiss Financial Market Supervisory Authority FINMA to distribute collective investment schemes. T. Rowe Price (Switzerland) GmbH is responsible for marketing and client servicing for institutional clients.

T. Rowe Price Investment Services, Inc. (“Investment Services”), a wholly owned subsidiary of Price Associates, was incorporated in Maryland in 1980 for the specific purpose of acting as principal underwriter and distributor of the registered investment companies for which Price Associates serves as sponsor and investment adviser (the “Price Funds”). Investment Services also serves as distributor of interests in certain section 529 college savings plans managed by Price Associates. Investment Services is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority, Inc. Investment Services’ Brokerage Division acts as an introducing broker-dealer for customers who want to buy and sell individual securities.

T. Rowe Price Services, Inc. (“Price Services”), a wholly owned subsidiary of Price Associates, was incorporated in Maryland in 1982. Price Services provides transfer agent, dividend disbursing, and certain other services, including accounting and shareholder services, to the Price Funds and section 529 college savings plans, and shareholder services to certain affiliates of Price Associates. Price Associates is registered as a transfer agent under the Securities Exchange Act of 1934.

T. Rowe Price Retirement Plan Services, Inc. (“Retirement Plan Services”), a wholly owned subsidiary of Price Associates, was incorporated in Maryland in 1991. Retirement Plan Services provides administrative and recordkeeping services to employee benefit plan clients. Retirement Plan Services is registered as a transfer agent under the Securities Exchange Act of 1934.

T. Rowe Price Trust Company (“Trust Company”), a wholly owned subsidiary of Price Associates, was incorporated in 1983 as a Maryland-chartered limited-service trust company for providing fiduciary services. Under its charter, the Trust Company is not permitted to accept deposits or make commercial loans. The Trust Company serves as directed trustee and/or custodian for certain retirement plans and accounts, including Price Fund individual retirement accounts and certain pre-approved retirement plans offered through Trust Company affiliates. The Trust Company has established and maintains common trust funds (also known as collective investment funds) that are available to qualified and government retirement plans.

TRPH Corporation, a wholly owned subsidiary of Price Associates, was incorporated in 1997 and is an owner of investment interests in certain outside corporate entities.

T. Rowe Price (Canada), Inc. (“Price Canada”), a wholly owned subsidiary of Price Associates, was incorporated in Maryland in 1988. Price Canada provides advisory services to institutional clients residing in Canada and delegates investment management services to other Price Investment Advisers. Price Canada is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as well as Ontario, Manitoba, British Columbia, Alberta, Nova Scotia, Newfoundland and Labrador, and New Brunswick Securities Commissions, the Saskatchewan Financial Services Commission, the Autorite des Marches Financiers in Quebec, and the Office of the Superintendent of Securities in Prince Edward Island.

TRP Suburban, Inc. (“TRP Suburban”), a wholly owned subsidiary of Price Associates, was incorporated in Maryland in 1990. TRP Suburban entered into agreements with McDonogh School and CMANE-McDonogh-Rowe Limited Partnership to construct an office building in Owings Mills, Maryland, which currently houses Price Associates investment technology personnel.

TRP Suburban Second, Inc., a wholly owned Maryland subsidiary of Price Associates, was incorporated in 1995 to primarily engage in the development and ownership of real property located in Owings Mills, Maryland. The corporate campus houses transfer agent, plan administrative services, retirement plan services, and operations support functions.

TRP Colorado Springs, LLC, a wholly owned Maryland subsidiary of Price Associates, was formed in 2006 to primarily engage in the development and ownership of real property located in Colorado Springs, Colorado.

TRP Office Florida, LLC, a wholly owned Maryland subsidiary of Price Associates, was formed in 2009 to primarily engage in the development and ownership of real property located in Tampa, Florida.

T. Rowe Price Advisory Services, Inc., (“Advisory Services”), a wholly owned subsidiary of T. Rowe Price Group, was incorporated in Maryland in 2000. Advisory Services provides investment advisory services to individuals, including shareholders of the Price Funds. Advisory Services is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, and

T. Rowe Price (Luxembourg) Management SÀRL (“SÀRL”), a wholly owned subsidiary of Price International, was organized as a société à responsabilité limitée in Luxembourg in 1990. SÀRL acts as the management company and is charged with the administration and management of certain Luxembourg funds, a UK fund and a Cayman fund. SÀRL is regulated by the Commission de Surveillance du Secteur Financier. SÀRL outsources functions associated with such administration and management.

T. Rowe Price UK Limited (“Price UK”), a wholly owned subsidiary of Price International, was organized as a private limited company in England and Wales in 2018. Price UK will serve as the authorized corporate director of an open-ended investment company fund in the United Kingdom. Price UK is authorized by the United Kingdom Financial Conduct Authority to act as an investment fund management company.

Directors of T. Rowe Price Group

Listed below are the directors and executive officers of T. Rowe Price Group who have other substantial businesses, professions, vocations, or employment aside from their association with Price Associates. The business address for each is 100 East Pratt Street, Baltimore, MD 21202

Mark S. Bartlett, Director of T. Rowe Price Group. Mr. Bartlett has been an independent director of Price Group since 2013 and serves as chair of the Audit Committee and as a member of the Executive Compensation and Management Development Committee. Until retiring in 2012, Mr. Bartlett was a partner at Ernst & Young, serving as managing partner of the firm’s Baltimore office and senior client service partner for the mid-Atlantic region. Mr. Bartlett began his career at Ernst & Young in 1972 and has extensive experience in financial services, as well as other industries. Mr. Bartlett received his B.S. from West Virginia University and attended the Executive Program at the Kellogg School of Business at Northwestern University. He also earned the designation of certified public accountant. Mr. Bartlett is a member of the board of directors and chair of the audit committee of both Rexnord Corporation and Williams Scotsman. He is also a member of the nominating and corporate governance committee of Williams Scotsman. He also serves as a member of the board of directors and a member of the audit committee of FTI Consulting, Inc.

Mary K. Bush, Director of T. Rowe Price Group. Ms. Bush has been an independent director of Price Group since 2012 and serves on the Executive Compensation and Management Development Committee and the Nominating and Corporate Governance Committee. She has served as the chairman of Bush International, LLC, an advisor to U.S. corporations and foreign governments on international capital markets and strategic business and economic matters, since 1991. Earlier in her career, she managed global banking and corporate finance relationships at New York money center banks including Citibank, Banker’s Trust, and Chase. Ms. Bush holds an M.B.A. from the University of Chicago and a B.A. in economics and political science from Fisk University. Ms. Bush is a member of the board of directors, risk oversight committee, and nominating and corporate governance committee of Discover Financial Services; a member of the board of directors, audit and compensation committees, and chair of the retirement plan committee of ManTech International Corporation; a member of the board of directors, audit committee, and compensation committee of Marriott International; and a member of the board of directors and chair of the audit committee for Bloom Energy. Ms. Bush also was a director of the Pioneer Family of Mutual Funds from 1997 to 2012 and UAL Corporation from 2006 to 2010. Ms. Bush brings to our Board extensive financial and governmental affairs experience, her knowledge of corporate governance and financial oversight gained from her membership on the boards of other public companies, knowledge of public policy matters, and her significant experience providing strategic advisory services in the financial and international arenas.

Dina Dublon, Director of T. Rowe Price Group. Dina Dublon was the Executive Vice President and Chief Financial Officer of JPMorgan Chase & Co., from 1998 until her retirement in 2004. Ms. Dublon previously held numerous positions at JPMorgan Chase & Co. and its predecessor companies, including corporate treasurer, managing director of the financial institutions division and head of asset liability management. Ms. Dublon has served as a director of PepsiCo, Inc. since 2005, where she serves as the Chair of the Public Policy and Sustainability Committee and a member of the Compensation Committee. She previously served as chair of Audit Committee. From 2002 to 2017 she served as a director of Accenture PLC, from 2013 to 2018 as a director of Deutsche Bank AG, from 2005 to 2014 as a director of Microsoft Corporation, and from 1999 to 2002 as a director of Hartford Financial Services Group, Inc. Ms. Dublon has also served on the board of overseers of Columbia University’s Mailman School of Public Health since 2018 and previously served on the faculty of Harvard Business School and on the boards of several non-profit organizations, including the Women’s Refugee Commission and Global Fund for Women. Ms. Dublon received her B.A. from Hebrew University of Jerusalem and her M.S. from Carnegie Mellon University.

Freeman A. Hrabowski, III, Director of T. Rowe Price Group. Dr. Hrabowski has been an independent director of Price Group since 2013 and serves on the Audit Committee and Executive Compensation and Management Development Committee. He has served as president of the University of Maryland, Baltimore County (UMBC), since 1992. His research and publications focus on science and math education, with special emphasis on minority participation and performance. He is also a leading advocate for greater diversity in higher education. He serves as a consultant to the National Science Foundation, the National Institutes of Health, the National Academies, and universities and school systems nationally. Dr. Hrabowski holds a Ph.D. in higher education administration and statistics and an M.A. in mathematics from the University of Illinois at Urbana-Champaign. He also holds a B.A. in mathematics from Hampton Institute (now Hampton University). Dr. Hrabowski serves as director and member of the corporate and governance committee of McCormick & Company, Inc. Dr. Hrabowski also served on the board of Constellation Energy Group, Inc., until 2012. Dr. Hrabowski brings to our Board valuable strategic and management leadership experience from his role as president of UMBC, as well as his extensive knowledge and dedication to greater education and workforce development. He also contributes corporate governance oversight from his experience serving as a director on other public-company boards.

Robert F. MacLellan, Director of T. Rowe Price Group. Mr. MacLellan has been an independent director of Price Group since 2010 and serves as chair of the Executive Compensation and Management Development Committee and a member of the Audit Committee and Executive Committee. Since November 2009, Mr. MacLellan has been the nonexecutive chairman of Northleaf Capital Partners, an independent global private markets fund manager and advisor. From 2003 to November 2009, Mr. MacLellan served as chief investment officer of TD Bank Financial Group (TDBFG), where he was responsible for overseeing the management of investments for its Employee Pension Fund, The Toronto-Dominion Bank, TD Mutual Funds, and TD Capital Group. Earlier in his career, Mr. MacLellan was managing director of Lancaster Financial Holdings, a merchant banking group acquired by TDBFG in March 1995. Prior to that, he was vice president and director at McLeod Young Weir Limited (Scotia McLeod) and a member of the corporate finance department responsible for a large number of corporate underwritings and financial advisory assignments. Mr. MacLellan holds a B.Comm. from Carleton University and an M.B.A. from Harvard Business School, and is a chartered accountant. From 2012 to 2018, Mr. MacLellan was the chairman of the board of Yellow Media, Inc., a public company based in Montreal, and since May 2018 has been a member of the board of directors and audit committee of Magna International, Inc., a public company based in Aurora, Ontario. Mr. MacLellan brings substantial experience and perspective to the Board with respect to the financial services industry, particularly his expertise with respect to investment-related matters, including those relating to the mutual fund industry and the institutional management of investment funds, based on his tenure as chief investment officer of a major financial institution. He also brings an international perspective to the Board as well as significant accounting and financial reporting experience.

Olympia J. Snowe, Director of T. Rowe Price Group. Ms. Snowe has been an independent director of Price Group since June 2013 and serves as chair of the Nominating and Corporate Governance Committee, and serves as a member of the Executive Compensation and Management Development Committee. She is chair and chief executive officer of Olympia Snowe, LLC, a policy and communications consulting firm, and a member of the board of directors and senior fellow at the Bipartisan Policy Center. Ms. Snowe served in the U.S. Senate for the State of Maine from 1995 to 2013 and as a member of the U.S. House of Representatives from 1979 to 1995. While in the U.S. Senate, she served as chair and was the ranking member of the Senate Committee on Small Business and Entrepreneurship, and served on the Senate Finance Committee. She also served as chair of the Subcommittee on Seapower for the Senate Armed Services Committee. Ms. Snowe earned a B.S. from the University of Maine and has received honorary degrees from many colleges and universities. Ms. Snowe is a member of the board of directors of Synchrony Financial and serves as the chair of its nominating and corporate governance committee and a member of its audit committee, as well as a director on the board of Synchrony Bank and member of its audit committee. Ms. Snowe previously served on the board of directors of Aetna Inc., a diversified health care benefits company, where she was a member of the audit committee and the medical affairs committee from 2014 to 2018. Ms. Snowe brings a broad range of valuable leadership and public policy experience to the Board. She also has extensive experience with complex issues relevant to the Company’s business, including budget and fiscal responsibility, economic, tax and regulatory policy, education, retirement and aging, women’s issues, health care, foreign affairs, and national security.

Robert J. Stevens, Director of T. Rowe Price Group. Mr. Stevens is the former Chairman, President and Chief Executive Officer of Lockheed Martin Corporation. He was elected Chairman in April 2005 and served as Executive Chairman from January through December 2013. He also served as Lockheed Martin’s Chief Executive Officer from August 2004 through December 2012. Previously, he held a variety of increasingly responsible executive positions with Lockheed Martin, including President and Chief Operating Officer, Chief Financial Officer, and head of Strategic Planning. From 2002 to 2018, Mr. Stevens was the lead independent director of Monsanto Corporation, where he also served as the Chair of the Nominating and Corporate Governance Committee and a member of the Audit Committee, and from 2015 to 2018 served as a director of United States Steel Corporation, where he was on the Corporate Governance and Public Policy Committee and the Compensation and Organization Committee. Mr. Stevens is an emeritus director of the board of directors of the Congressional Medal of Honor Foundation, the Marine Corps Scholarship Foundation and the Atlantic Council, and is a member of the Council on Foreign Relations. Mr. Stevens received his B.A. from Slippery Rock University of Pennsylvania, his M.S. in Industrial Engineering from the Tandon School of Engineering-New York University and his M.S. in Business from Columbia University.

Richard R. Verma, Director of T. Rowe Price Group. Mr. Verma has been an independent director of Price Group since 2018 and is a member of the Executive Compensation and Management Development Committee and the Audit Committee. Mr. Verma is vice chairman and partner at The Asia Group. He previously served as United States ambassador to India from 2014 to 2017. Prior to his service as U.S. ambassador, Mr. Verma joined Steptoe & Johnson LLP, a global law firm, in 1998 and held many roles, including partner and senior counselor from 2011 to 2014. Mr. Verma also served as assistant secretary of state for legislative affairs from 2009 to 2011 and senior national security advisor to the Senate majority leader from 2004 to 2007. Mr. Verma is a U.S. Air Force veteran who, during active duty, served as judge advocate. Mr. Verma holds a B.S. degree in industrial engineering from Lehigh University, an L.L.M. in international law from Georgetown University Law Center, and a J.D. from American University’s Washington College of Law. Mr. Verma brings substantial experience and a global perspective to the Board with respect to public policy, business, foreign and legislative affairs, strategic leadership, and corporate social responsibility.

Sandra S. Wijnberg, Director of T. Rowe Price Group, Inc. Ms. Wijnberg has been an independent director of Price Group since 2016. She is a member of the Executive Compensation and Management Development Committee and the Audit Committee. Ms. Wijnberg is an executive advisor of Aquiline Capital Partners, a private-equity investment firm specializing in the financial services sector. From 2014 through 2015, she was deputy head of mission for the Office of the Quartet. From 2007 to 2014, she was a partner and chief administrative officer of Aquiline Holdings LLC, a registered investment advisor and the holding company for Aquiline Capital Partners. Ms. Wijnberg also has served as the senior vice president and chief financial officer of Marsh & McLennan Companies, Inc., and was treasurer and interim chief financial officer of YUM! Brands, Inc. Prior to that, she held financial positions with PepsiCo, Inc., and worked in investment banking at Morgan Stanley. Ms. Wijnberg is currently a member of the Board of Directors, chair of the Audit Committee, and a member of the Corporate Development and Technology Advisory Committee of Automatic Data Processing, Inc. She also is a member of the Board of Directors and the Audit Committee of Cognizant Technology Solutions Corp. From 2003 to 2016, she served on the Board of Directors of Tyco International, PLC, and on the Board of Directors of TE Connectivity, Inc., from 2007 to 2009. She also is a director of Seeds of Peace and Spark MicroGrants and a trustee of the John Simon Guggenheim Memorial Foundation. Ms. Wijnberg earned a B.A. in English literature from the University of California, Los Angeles, and an M.B.A. from the University of Southern California, Marshall School of Business, of which she is a member of the Board of Leaders.

Alan D. Wilson, Director of T. Rowe Price Group. Mr. Wilson has been an independent director of Price Group since 2015 and serves as a member of the Nominating and Corporate Governance Committee, the Executive Compensation and Management Development Committee, and the Executive Committee. He is also the lead independent director of the board. Mr. Wilson retired as executive chairman of McCormick & Company, Inc., in 2017 where he held many executive management roles, including chairman, president, and chief executive officer. Mr. Wilson graduated from the University of Tennessee in 1980 with a B.S. in communications. He attended school on a R.O.T.C. scholarship and, following college, served as a U.S. Army captain, with tours in the United States, United Kingdom, and Germany. Mr. Wilson currently serves on the board of directors of Westrock Company and is a member of the nominating and corporate governance committee and the chair of the finance committee. He also chairs the board of visitors of University of Maryland, Baltimore County, and currently serves on the University of Tennessee’s Board of Trustees and the University of Tennessee’s Business School advisory board. Mr. Wilson brings to our Board significant executive management experience, having led a publicly traded, multinational company. He also adds additional perspective to the Board regarding matters relating to general management, strategic leadership, and financial matters.

The following are directors or executive officers of T. Rowe Price Group and/or the investment managers to the Price Funds:

Name	Company Name	Position Held With Company
Christopher D. Alderson	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price Hong Kong Limited	Vice President
	T. Rowe Price International Ltd	Director
Vice President
	T. Rowe Price Singapore Private Ltd.	Vice President
Phillipe Ayral	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price Japan, Inc.	Director
Vice President
Emma Beal	T. Rowe Price (Canada), Inc.	Vice President
	T. Rowe Price (Luxembourg) Management SÀRL	Vice President
Authorized Signer
	T. Rowe Price (Switzerland) GmbH	Authorized Signer
	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price Hong Kong Limited	Vice President
	T. Rowe Price International Ltd	Director
Vice President
Assistant Secretary
	T. Rowe Price Singapore Private Ltd.	Vice President
	T. Rowe Price UK Limited	Director
Vice President
Authorized Signer

Name	Company Name	Position Held With Company
Archibald A. Ciganer	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price Japan, Inc.	Director
Vice President
Graeme De Moor	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price Hong Kong Limited	Director
	T. Rowe Price International Ltd	Vice President
	T. Rowe Price Singapore Private Ltd.	Director
Kuniaki Doi	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price Japan, Inc.	Director
Vice President
Céline Dufétel	T. Rowe Price (Luxembourg) Management SÀRL	Authorized Signer
	T. Rowe Price Associates, Inc.	Vice President
	T. Rowe Price Group, Inc.	Chief Financial Officer
Vice President
Treasurer
	T. Rowe Price International Ltd	Director
	TRP Colorado Springs, LLC	President
	TRP Office Florida, LLC	President
	TRP Suburban, Inc.	President
	TRP Suburban Second, Inc.	President
	TRPH Corporation	Director
President
Jeremy M. Fisher	T. Rowe Price (Luxembourg) Management SÀRL	Vice President
Authorized Signer
	T. Rowe Price (Switzerland) GmbH	Director
Managing Officer
	T. Rowe Price Australia Limited	Vice President
	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price Hong Kong Limited	Chief Compliance Officer
Vice President
	T. Rowe Price International Ltd	Director
Chief Compliance Officer
Vice President
	T. Rowe Price Japan, Inc.	Vice President
Auditor
	T. Rowe Price Singapore Private Ltd.	Chief Compliance Officer
Vice President
	T. Rowe Price UK Limited	Director
Vice President
Authorized Signer
John R. Gilner	T. Rowe Price (Canada), Inc.	Vice President
	T. Rowe Price Advisory Services, Inc.	Vice President
	T. Rowe Price Associates, Inc.	Chief Compliance Officer
Vice President
	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price Investment Services, Inc.	Vice President
Robert C.T. Higginbotham	T. Rowe Price (Canada), Inc.	Director
Chairman of the Board
President
	T. Rowe Price (Luxembourg) Management SÀRL	Director
Chairman of the Board
	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price International Ltd	Director
Chairman of the Board
Chief Executive Officer
President
	T. Rowe Price UK Limited	Director
Chairman of the Board
President
Naoyuki Honda	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price Japan, Inc.	Director
Company’s Representative
Vice President

Name	Company Name	Position Held With Company
Yasuo Miyajima	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price Japan, Inc.	Director
Vice President
David Oestreicher	T. Rowe Price (Canada), Inc.	Vice President
Secretary
	T. Rowe Price (Luxembourg) Management SÀRL	Director
Vice President
Secretary
Authorized Signer
	T. Rowe Price Advisory Services, Inc.	Director
Secretary
	T. Rowe Price Associates, Inc.	Director
Vice President
Secretary
	T. Rowe Price Australia Limited	Vice President
	T. Rowe Price Group, Inc.	Chief Legal Officer
Vice President
Secretary
	T. Rowe Price Hong Kong Limited	Vice President
	T. Rowe Price International Ltd	Vice President
Secretary
	T. Rowe Price Investment Services, Inc.	Director
Vice President
Secretary
	T. Rowe Price Japan, Inc.	Vice President
	T. Rowe Price Retirement Plan Services, Inc.	Director
Vice President
Secretary
	T. Rowe Price Services, Inc.	Director
Vice President
Secretary
	T. Rowe Price Singapore Private Ltd.	Vice President
	T. Rowe Price Trust Company	Director
Chairman of the Board
Chief Executive Officer
President
Secretary
	T. Rowe Price UK Limited	Vice President
Secretary
Authorized Signer
	TRP Colorado Springs, LLC	Secretary
	TRP Office Florida, LLC	Secretary
	TRP Suburban, Inc.	Secretary
	TRP Suburban Second, Inc.	Secretary
	TRPH Corporation	Director
Vice President
Secretary
Robert W. Sharps	T. Rowe Price Associates, Inc.	Director
Vice President
	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price Trust Company	Vice President
William J. Stromberg	T. Rowe Price Associates, Inc.	Director
Chairman of the Board
President
	T. Rowe Price Group, Inc.	Director
Chairman of the Board
Chief Executive Officer
President
	T. Rowe Price International Ltd	Vice President
Christine Po Kwan To	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price Hong Kong Limited	Director
Vice President
Responsible Officer

Name	Company Name	Position Held With Company
Nicholas S. Trueman	T. Rowe Price Australia Limited	Director
	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price Hong Kong Limited	Director
Vice President
	T. Rowe Price International Ltd	Vice President
	T. Rowe Price Japan, Inc.	Director
	T. Rowe Price Singapore Private Ltd.	Director
Chief Executive Officer
Hiroshi Watanabe	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price Japan, Inc.	Director
Vice President
William R. Weible	T. Rowe Price Associates, Inc.	Vice President
	T. Rowe Price Group, Inc.	Chief Risk Officer
Vice President
	T. Rowe Price Retirement Plan Services, Inc.	Director
Ernest C. Yeung	T. Rowe Price Group, Inc.	Vice President
	T. Rowe Price Hong Kong Limited	Director
Vice President
Responsible Officer

Certain directors and officers of T. Rowe Price Group and T. Rowe Price Associates are also officers and/or directors of one or more of the Price Funds and/or one or more of the affiliated entities listed herein.

See also “Management of the Funds,” in Registrant’s Statement of Additional Information.

WELLINGTON MANAGEMENT COMPANY LLP
(“WELLINGTON MANAGEMENT”)

The principal business address of Wellington Management Company LLP is 280 Congress Street, Boston, Massachusetts 02210. Wellington Management Company LLP is an investment adviser registered under the Investment Advisers Act of 1940. During the last two fiscal years, no partner of Wellington Management Company LLP, the Fund’s investment subadviser, has engaged in any other business, profession, vocation or employment of a substantial nature other than that of the business of investment management.

The following persons are principal executive officers and control persons of Wellington Management: PRINCIPAL EXECUTIVE OFFICERS

Name	Title

Gregory S. Kenzal	Managing Director, Counsel and Head of Legal, Americas, Wellington Management Company LLP

John D. Norberg	Senior Managing Director and Chief Compliance Officer, Wellington Management Company LLP

Edward J. Steinborn	Senior Managing Director and Chief Financial Officer, Wellington Management Company LLP

Brendan J. Swords	Chairman, Chief Executive Officer, Wellington Management Company LLP

CONTROL PERSONS

Wellington Investment Advisors Holdings LLP, Managing Partner of Wellington Management Company LLP

Wellington Group Holdings LLP, Managing Partner of Wellington Investment Advisors Holdings LLP

Wellington Management Group LLP, Managing Partner of Wellington Group Holdings LLP

Please contact your Relationship Manager if you require additional information about the names of other employees of Wellington Management or its affiliates.

WESTERN ASSET MANAGEMENT COMPANY, LLC
(“WESTERN”)

Western Asset Management Company, LLC:

Name	Title	Year Started in Bus.	Year Started in Firm	Date of Appointment
James W. Hirschmann	Chief Executive Officer and President	1981	1989	March 15, 1999

Bruce D. Alberts, CPA	Chief Financial Officer	1984	1999	December 1, 2000

Marzo Bernardi	Director of Global Client Service & Marketing	1993	2007	May 4, 2015

Daniel E. Giddings	Assistant Secretary; Manager, International Legal & Compliance	1998	2004	March 19, 2007

Dennis McNamara	Director of Global Portfolio Operations	1980	2001	July 1, 2016

Jennifer W. Murphy	Chief Operating Officer	1986	2015	May 4, 2015

Charles A. (Tony) Ruys de Perez	General Counsel and Secretary; Head of Legal & Compliance	1983	2007	April 30, 2007

WESTERN ASSET MANAGEMENT COMPANY LIMITED
(“WAMCL”)

Western Asset Management Company Limited:

Name	Title	Year Started in Bus.	Year Started in Firm
Michael B. Zelouf, CFA	Director of International Business and Head of London Operations (Chairman and Executive Director)	1984	1989

Charles A. (Tony) Ruys de Perez	General Counsel and Secretary; Head of Legal & Compliance (Executive Director)	1983	2007

Kate Blackledge	Manager of London Corporate and Legal Affairs (Company Secretary)	n/a	2011

Thomas Merchant	General Counsel, Executive Vice President, Legg Mason Inc. (Non-Executive Director)	n/a	1998

Item 32:	Principal Underwriters

(a)        MML Distributors, LLC, whose principal office is 100 Bright Meadow Blvd., Enfield, Connecticut 06082-1981, serves as principal underwriter to MassMutual Premier Funds, MassMutual Select Funds, MML Series Investment Fund, and MML Series Investment Fund II.

(b)        The following are the names and positions of the officers and directors of MML Distributors, LLC:

Michael Fanning, Member Representative (MassMutual and MassMutual Holding LLC (since 7/15/2009)), MML Distributors, LLC; Executive Vice President (since 12/3/2008) and Chief Executive Officer (2011-2019), MML Investors Services, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; and Head of MassMutual U.S. (since 2018), Executive Vice President (2016-2018), and Member of MassMutual’s Executive Leadership Team (since 2008), MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Robert S. Rosenthal, Vice President (since 10/15/2004), Chief Legal Officer and Secretary (since 10/26/2006) and Executive Representative (since 7/31/2006), MML Distributors, LLC; Chief Legal Officer (since 9/29/2004), Vice President, Associate General Counsel and Secretary (since 12/4/2006), MML Investors Services, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; Chief Legal Officer and Secretary (since 3/7/2005), MMLISI Financial Alliances, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; Chief Legal Officer, Secretary, and Vice President (since 6/7/2013), MML Strategic Distributors, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; and Head Counsel MassMutual Financial Advisors (since 2018), Vice President and Associate General Counsel (thru 2018), MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Teresa A. Hassara, Vice President (since 7/1/17), MML Distributors, LLC. Ms. Hassara serves as a Trustee of the Registrant.

Aruna Hobbs, Vice President (since 3/24/17), MML Distributors, LLC.

Paul LaPiana, Vice President (since 5/02/19), MML Distributors, LLC.

Eric H. Wietsma, Chief Executive Officer, President and Primary FINRA Emergency Contact (since 5/27/2016), Vice President and Enfield CT OSJ Supervisor (since 6/30/2014), MML Distributors, LLC; Chairman of the Board, Chief Executive Officer and President (since 5/9/2016), MML Strategic Distributors, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; and Head of Workplace Operations (since 2018), Senior Vice President (2010-2018), MassMutual, 100 Bright Meadow Blvd., Enfield, Connecticut 06082-1981. Mr. Wietsma serves as President of the Registrant.

Edward K. Duch, III, Assistant Secretary (since 10/15/2004), MML Distributors, LLC; Assistant Secretary (since 3/8/2004), MML Investors Services, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; Assistant Secretary (since 3/8/2008), MMLISI Financial Alliances, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; Assistant Secretary (since 6/7/2013), MML Strategic Distributors, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; and Lead Counsel, Wealth Management (since 2018), Vice President and Senior Counsel (thru 2018), MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Alyssa O’Connor, Assistant Secretary (since 3/24/2017), MML Distributors, LLC

Kevin LaComb, Assistant Treasurer (since 5/6/2003), MML Distributors, LLC; Assistant Treasurer (since 11/28/2001), MML Investors Services, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; and Tax Planning Lead (since 2018), Vice President, Tax Research and Planning (thru 2018), Corporate Tax Department, MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Donna Champagne, Cash and Trading Supervisor (since 5/20/2006) and Assistant Treasurer (since 5/20/2006), MML Distributors, LLC; and Head of MMUS Investment Operations (since 2018), Assistant Vice President, Fund Operations (thru 2018), MassMutual, 100 Bright Meadow Blvd., Enfield, Connecticut 06082-1981.

Susan Scanlon, Chief Compliance Officer and Secondary FINRA Emergency Contact (since 7/1/2017), MML Distributors, LLC; and Head of Wealth Management Compliance (since 2018), MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Barbara Upton, Chief Compliance Officer and Secondary FINRA Emergency Contact (2016-2017); Assistant Vice President (since 3/26/2009), Super Account Administrator (since 3/29/2010), and Continuing Education Officer (since 1/13/2015), MML Distributors, LLC; Chief Compliance Officer (since 6/13/2016), MML Strategic Distributors, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; and Workplace Compliance Relationship Management Lead (since 2018), Assistant Vice President (Compliance) (thru 2018), MassMutual, 100 Bright Meadow Blvd., Enfield, Connecticut 06082-1981.

Kelly Pirrota, AML Compliance Officer (since 11/14/18).

Stephen Alibozek, Entity Contracting Officer (since 10/21/2008), MML Distributors, LLC; and Head of Advisor Operations (since 2018), Assistant Vice President (thru 2018), MassMutual U.S., MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Mario Morton, Registration Manager (since 7/2/2012), MML Distributors, LLC; Assistant Vice President and Registration Manager (since 7/2/2012), MML Investors Services, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; Registration Manager (since 8/9/2012), MMLISI Financial Alliances, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; Registration Manager (since 6/7/2013), MML Strategic Distributors, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; and Head of Advisor Operations (since 2018), Assistant Vice President (thru 2018), MassMutual U.S., MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Cindy Belmore, Vice President (since 8/1/2014), MML Distributors, LLC; and Head of Insurance, Workplace and Institutional Compliance (since 2018), Vice President (Compliance) (thru 2018), MassMutual, 100 Bright Meadow Blvd., Enfield, Connecticut 06082-1981.

Nathan Hall, Chief Financial Officer and Treasurer (since 7/1/2016), MML Distributors, LLC; Chief Financial Officer, Treasurer and Assistant Vice President (since 7/16/2012), MML Investors Services, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; Treasurer (since 7/2012), MMLISI Financial Alliances, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; Chief Financial Officer and Treasurer (since 6/7/2013), MML Strategic Distributors, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; and Head of Wealth Management Finance (since 2018), Controller, Finance (thru 2018), MassMutual, 100 Bright Meadow Blvd., Enfield, Connecticut 06082-1981.

Derek Darley, Assistant Treasurer (since 9/27/18), MML Distributors, LLC.

Todd Picken, Assistant Treasurer (since 3/20/15), MML Distributors, LLC.

The business address for the officers and directors of MML Distributors, LLC is 100 Bright Meadow Blvd., Enfield, Connecticut 06082-1981.

(c)        Not Applicable.

Item 33:	Location of Accounts and Records

Each account, book or other document required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 thereunder are maintained as follows:

(Declaration of Trust and Bylaws)

MassMutual Select Funds

100 Bright Meadow Blvd.

Enfield, Connecticut 06082-1981

(With respect to its services as investment adviser and Administrator)

MML Investment Advisers, LLC

100 Bright Meadow Blvd.

Enfield, Connecticut 06082-1981

(With respect to its services as subadviser)

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(With respect to its services as subadviser)

American Century Investment Management, Inc.

4500 Main Street

Kansas City, Missouri 64111

(With respect to its services as subadviser)

Barrow, Hanley, Mewhinney & Strauss, LLC

2200 Ross Avenue

31st Floor

Dallas, Texas 75201

(With respect to its services as subadviser)

BlackRock Investment Management, LLC

1 University Square

Princeton, New Jersey 08540

(With respect to its services as subadviser)

Boston Partners Global Investors, Inc.

One Grand Central Place

60 East 42nd Street, Suite 1550

New York, NY 10165

(With respect to its services as subadviser)

Brandywine Global Investment Management, LLC

1735 Market Street, Suite 1800

Philadelphia, Pennsylvania 19103

(With respect to its services as subadviser)

Frontier Capital Management Company, LLC

99 Summer Street

Boston, Massachusetts 02110

(With respect to its services as subadviser)

Harris Associates L.P.

111 S. Wacker Drive

Suite 4600

Chicago, Illinois 60606

(With respect to its services as subadviser)

Invesco Advisers, Inc.

1555 Peachtree Street, N.E.

Atlanta, Georgia 30309

(With respect to its services as subadviser)

J.P. Morgan Investment Management Inc.

383 Madison Avenue

New York, New York 10179

(With respect to its services as subadviser)

Jackson Square Partners, LLC

101 California Street

Suite 3750

San Francisco, California 94111

(With respect to its services as subadviser)

Loomis, Sayles & Company, L.P.

One Financial Center

Boston, Massachusetts 02111

(With respect to its services as subadviser)

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(With respect to its services as subadviser)

Metropolitan West Asset Management, LLC

865 S. Figueroa Street

Suite 1800

Los Angeles, California 90017

(With respect to its services as subadviser)

Northern Trust Investments, Inc.

50 South LaSalle Street

Chicago, Illinois 60603

(With respect to its services as subadviser)

Sands Capital Management, LLC

1000 Wilson Boulevard, Suite 3000

Arlington, Virginia 22209

(With respect to its services as subadviser)

T. Rowe Price Associates, Inc.

100 East Pratt Street

Baltimore, Maryland 21202

(With respect to its services as subadviser)

Wellington Management Company LLP

280 Congress Street

Boston, Massachusetts 02210

(With respect to its services as subadviser)

Western Asset Management Company, LLC

385 E. Colorado Boulevard

Pasadena, California 91101

(With respect to its services as subadviser)

Western Asset Management Company Limited

10 Exchange Square

Primrose Street

London, EC 2A2EN, United Kingdom

(With respect to its services as Distributor)

MML Distributors, LLC

100 Bright Meadow Blvd.

Enfield, Connecticut 06082-1981

and c/o State Street Bank and Trust Company

1 Iron Street

Boston, Massachusetts 02210

(With respect to its services as Sub-Administrator)

Massachusetts Mutual Life Insurance Company

100 Bright Meadow Blvd.

Enfield, Connecticut 06082-1981

(With respect to its services as Sub-Administrator, Transfer Agent, and Custodian)

State Street Bank and Trust Company

1 Iron Street

Boston, Massachusetts 02210

(With respect to their services as counsel)

Ropes & Gray LLP

The Prudential Tower

800 Boylston Street

Boston, Massachusetts 02199-3600

Item 34:	Management Services

Not Applicable.

Item 35:	Undertakings

(a)  The Registrant hereby undertakes to call a meeting of shareholders for the purposes of voting upon the question of removal of a trustee or trustees, and to assist in communications with other shareholders as required by Section 16(c) of the Securities Act of 1933, as amended, but only where it is requested to do so by the holders of at least 10% of the Registrant’s outstanding voting securities.

(b)  The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant’s latest annual report to shareholders, upon request and without charge.

(c)  The assets of the offshore fund will be maintained at all times in accordance with the requirements of Section 17(f) of the Investment Company Act, except to the extent that doing so is not possible or reasonably practicable in light of the fact that the offshore fund is not an investment company registered with the Commission under the Investment Company Act.

(d)  The Fund will maintain duplicate copies of the offshore fund’s books and records within the United States for use by its service providers, and the Commission and its staff will have access to the books and records consistent with the requirement of Section 31 of the Investment Company Act and the rules thereunder.

(e)  The offshore fund will designate CT Corporation as its agent in the United States for service of process in any suit, action or proceeding before the Commission or any appropriate court, and the offshore fund will consent to the jurisdiction of the U.S. courts and the Commission over it.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, and the Registrant has duly caused this Post-Effective Amendment No. 106 to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the Town of Enfield and the State of Connecticut as of the 31st day of January, 2020.

MASSMUTUAL SELECT FUNDS

By:	/s/ ERIC WIETSMA
Eric Wietsma President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 106 to the Registration Statement has been signed by the following persons in the capacities as indicated as of the 31st day of January, 2020.

Signature	Title

/s/ ERIC WIETSMA	President and Chief Executive Officer (Principal Executive Officer)
Eric Wietsma

/s/ RENEE HITCHCOCK
Renee Hitchcock	Chief Financial Officer and Treasurer (Principal Financial Officer)

*	Chairperson and Trustee
R. Alan Hunter, Jr.

*	Trustee
Allan W. Blair

*	Trustee
Nabil N. El-Hage

*	Trustee
Maria D. Furman

*	Trustee
Teresa A. Hassara

*	Trustee
Robert E. Joyal

*	Trustee
C. Ann Merrifield

*	Trustee
Susan B. Sweeney

*By:	/s/ ANDREW M. GOLDBERG
Andrew M. Goldberg Attorney-in-Fact

INDEX TO EXHIBITS

Exhibit No.	Title of Exhibit

H(31)	Schedule VII.A to the Master Repurchase Agreement
H(43)	Expense Limitation Agreement
J(1)	Consent of Deloitte & Touche LLP
P(2)	Code of Ethics for Northern Trust Investments, Inc.
P(3)	Code of Ethics for Jackson Square Partners, LLC
P(4)	Code of Ethics for T. Rowe Price Associates, Inc.
P(5)	Code of Ethics for Harris Associates L.P.
P(6)	Code of Ethics for AllianceBernstein L.P.
P(7)	Code of Ethics for Wellington Management Company LLP
P(8)	Code of Ethics for American Century Investment Management, Inc.
P(11)	Code of Ethics for Massachusetts Financial Services Company
P(12)	Code of Ethics for BlackRock Investment Management, LLC
P(13)	Code of Ethics for Barrow, Hanley, Mewhinney & Strauss, LLC
P(14)	Code of Ethics for Brandywine Global Investment Management, LLC
P(16)	Code of Ethics for Frontier Capital Management Company, LLC
P(17)	Code of Ethics for Boston Partner Global Investors, Inc.
P(18)	Code of Ethics for Invesco Advisers, Inc.
P(19)	Code of Ethics for Metropolitan West Asset Management, LLC
P(20)	Code of Ethics for J.P. Morgan Investment Management, Inc.